UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK VARIABLE INSURANCE TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 12/31

Date of reporting period: 12/31/13

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the year ended December 31, 2013.  The first report applies to 50 of the Registrant’s portfolios, the second report applies to 17 of the Registrant’s portfolios and the third report applies to 5 of the Registrant’s portfolios.

John Hancock

John Hancock

Variable Insurance Trust

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Annual Report
December 31, 2013

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	53
Summary portfolio of investments (See below for each portfolio’s page #)	60
Statements of assets and liabilities	103
Statements of operations	116
Statements of changes in net assets	129
Financial highlights	138
Notes to financial statements	157
Report of independent registered public accounting firm	212
Evaluation of advisory and subadvisory agreements by the Board of Trustees	213
Trustees and officers information	216
For more information	220

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
500 Index Trust B	4	60
All Cap Core Trust	5	61
Alpha Opportunities Trust	6	61
American Asset Allocation Trust	7	63
American Global Growth Trust	8	63
American Growth Trust	9	63
American Growth-Income Trust	10	63
American International Trust	11	63
American New World Trust	12	63
Blue Chip Growth Trust	13	63
Capital Appreciation Trust	14	64
Capital Appreciation Value Trust	15	65
Core Strategy Trust	16	67
Emerging Markets Value Trust	17	67
Equity-Income Trust	18	68
Financial Services Trust	19	69
Franklin Templeton Founding Allocation Trust	20	70
Fundamental All Cap Core Trust	21	70
Fundamental Large Cap Value Trust	22	71
Fundamental Value Trust	23	71
Global Trust	24	72
Health Sciences Trust	25	73
International Core Trust	26	74
International Equity Index Trust B	27	76
International Growth Stock Trust	28	77
International Small Company Trust	29	78
International Value Trust	30	79
Lifestyle Aggressive PS Series		81
Lifestyle Balanced PS Series	31	81
Lifestyle Conservative PS Series	32	81
Lifestyle Growth PS Series	33	81
Lifestyle Moderate PS Series	34	81
Mid Cap Index Trust	35	82
Mid Cap Stock Trust	36	82
Mid Value Trust	37	83
Mutual Shares Trust	38	84
Natural Resources Trust	39	86
Real Estate Securities Trust	40	87
Science & Technology Trust	41	88
Small Cap Growth Trust	42	88
Small Cap Index Trust	43	89
Small Cap Opportunities Trust	44	90
Small Cap Value Trust	45	91
Small Company Growth Trust	46	92
Small Company Value Trust	47	93
Strategic Equity Allocation Trust	48	94
Total Stock Market Index Trust	49	95
U.S. Equity Trust	50	96
Utilities Trust	51	97
Value Trust	52	98

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each portfolio of the John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indices

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indices as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2013. The views expressed are those of the portfolio managers as of December 31, 2013, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, S&P 500 and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI European Australian Far East Free, EAFE and MSCI are trademarks of MSCI. Barclays is a registered trademark of Barclays Bank PLC. Lipper is a registered trademark of Reuters S.A. None of the trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

500 Index Trust B

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America))
Portfolio Managers: Carson Jen, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES  >  To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) as a group, common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	18.0
Financials	15.5
Health Care	12.5
Consumer Discretionary	12.1
Industrials	10.6
Energy	10.0
Consumer Staples	9.4
Materials	3.4
Utilities	2.8
Telecommunication Services	2.4
Short-Term Investments & Other	3.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the 500 Index Trust B Series NAV shares returned 32.03% and the S&P 500 Index returned 32.39%.

Environment  >  The S&P 500 Index generated a total return of 32.39% for 2013 with all four quarters posting gains, including double-digit returns in the first and fourth quarters. Each of the ten sectors generated positive returns, led by consumer discretionary (+43.1%), health care (+41.4%), and industrials (+40.7%), telecommunication services (+11.5%), utilities (+13.2%) and energy (+25.1%) underperformed the index despite sizeable gains. Large-cap stocks underperformed both small- and mid-cap stocks for the year.

In the first quarter of 2013, the S&P 500 posted the strongest performance for the year at approximately 12% on a total return basis. Moderate positive news on the US economy including housing and automobile sales and employment growth in January offset sequester spending cuts that came into effect in February. In addition, moderately positive corporate earnings also provided a catalyst to the upside for the quarter.

The second quarter was the weakest quarterly performance for the year, albeit, positive at approximately 3% on a total return basis. The S&P 500 Index was able to generate a positive return in light of slowing growth in China and troubled economies in Europe. Moderate growth for the U.S. economy provided support to market participants’ notion that the Federal Reserve (Fed) would continue to support the economy with stimulus.

The debates on Capitol Hill surrounding the Affordable Care Act and the surprise continuation of economic stimulus programs by the US Fed continued to provide support to the S&P 500 index for the third quarter. The index produced an increase of approximately 5% on a total return basis for the quarter.

The final quarter of the year, consisted of a US government shutdown, counterbalanced by moderate positive U.S. economic data and an announcement of a modest reduction in economic stimulus by the Fed. The modest reduction signaled to market participants the US economy is on the road to recovery and may begin to support itself without stimulus. This translated into a gain of approximately 10% on a total return basis.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series I2	32.03%	17.70%	7.17%	125.93%	99.95%
500 Index Trust B Series II2	31.76%	17.65%	7.15%	125.36%	99.45%
500 Index Trust B Series NAV[3]	32.03%	17.71%	7.18%	126.02%	100.04%
S&P 500 Index[4,5]	32.39%	17.94%	7.41%	128.19%	104.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust’s Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1996.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

All Cap Core Trust

Subadvisor: QS Investors, LLC
Portfolio Managers: Robert Wang, Russell Shtern

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes of those included in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.2
Information Technology	18.6
Health Care	14.2
Consumer Discretionary	12.6
Industrials	11.8
Energy	9.0
Consumer Staples	5.9
Utilities	3.6
Materials	3.1
Telecommunication Services	1.7
Short-Term Investments & Other	0.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the All Cap Core Trust Series I shares returned 34.33% and the Russell 3000 Index returned 33.55%.

Environment  >  Considering the environment in 2013, US Equity markets delivered strong returns. Obstacles included a looming debt default, a 16-day government shutdown, a major U.S. city filing for bankruptcy, and the troubled debut of the Affordable Care Act. Nonetheless, monetary policy was highly accommodative, interest rates remained low, and households improved their balance sheets. U.S. small-cap stocks outperformed large-cap stocks and growth slightly outperformed value. Within sectors, all were positive with consumer discretionary, health care, industrials and financials leading the pack.

From a quantitative perspective, coincident economic indicators weakened over the year but remain close to their long term median. Forward looking economic indicators remained stable and saw an improving economy towards the end of the year. Equity volatility, equity pricing of risk, and fixed income pricing of risk remain at or below the middle of their ranges. Equity investors continue the return to normal: they are no longer pricing growth so skeptically, and the linkage between stock prices and fundamentals continues to improve.

Within the All Cap Core strategy, the information technology sector contributed positively to return with Hewlett-Packard Company, Western Digital Corp., and Northrop Grumman Corp. adding the most value within the sector. The financials sector was a strong contributor to absolute return, but detracted relative to the index. Discover Financial Services and T. Rowe Price Group were key contributors. First American Financial Corp. and Aflac were the worst relative performers. Health care added to portfolio returns, with Celgene Corp. and Alnylam Pharmaceuticals, Inc. among the top contributors. T. Rowe, First American Financial, Aflac, and Alnylam were sold prior to period-end.

From a portfolio construction perspective on average during the year, the strategy was overweight the benchmark weight in the information technology, health care, and energy. The technology overweight paid off as this sector provided strong returns. The trust held an average underweight to the industrial sector and the consumer staples sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I	34.33%	17.95%	7.50%	128.30%	106.04%
All Cap Core Trust Series II	34.04%	17.72%	7.28%	126.04%	101.90%
All Cap Core Trust Series NAV[2]	34.44%	18.02%	7.55%	128.95%	107.05%
Russell 3000 Index[3,4]	33.55%	18.71%	7.88%	135.71%	113.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Alpha Opportunities Trust

Subadvisor: Wellington Management Company, LLP
Portfolio Managers: Kent M. Stahl, Gregg R. Thomas

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term total return by investing at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts), index-related securities (including exchange-traded funds (ETFs)), real estate investment structures (including REITs), convertible securities, preferred stock, private placements, convertible preferred stock, rights and warrants. The trust may invest in options on listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The trust may invest up to 35% of its total assets in the securities of foreign issuers and foreign currency denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	20.1
Consumer Discretionary	19.1
Industrials	15.5
Health Care	14.8
Financials	11.6
Energy	6.6
Materials	4.5
Consumer Staples	4.2
Utilities	0.7
Telecommunication Services	0.5
Short-Term Investments & Other	2.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Alpha Opportunities Trust Series NAV shares returned 35.58% and the Russell 3000 Index returned 33.55%.

Environment  >  Equities moved sharply higher during the twelve-month period. Optimism surrounding the fiscal reprieve was furthered during the first half of the period by better-than-expected corporate earnings, a robust housing market, and a gradually improving employment picture. Following an initially dramatic negative response to the May announcement by the Federal Reserve (Fed) of a potential tapering, markets moved higher into the second half of the period. Despite the political turmoil in Washington during the second half of the period, stocks climbed on the heels of solid corporate earnings and an upward-trending housing market. The rally continued in November amid accommodative rhetoric from Fed Chairman nominee Janet Yellen. The year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January. All ten sectors of the Russell 3000 Index posted gains for the year. The consumer discretionary, health care, and industrials sectors posted the strongest gains, while telecommunication services and utilities lagged the broader index.

The trust’s outperformance during the year was primarily due to strong stock selection, particularly in the information technology, financials, and health care sectors. An overweight to consumer discretionary and an underweight to utilities were also additive to relative results. Top relative contributors included semiconductor manufacturer Micron Technology, Inc., career networking website LinkedIn Corp., and an underweight position to personal electronic products and computing device retailer and manufacturer Apple, Inc. (sold).

Partially offsetting positive relative results was weak stock selection in the energy, materials, and industrial sectors. A residual cash position in a rising equity market along with an overweight to materials also hurt. Top relative detractors included oil and gas exploration company Cobalt International Energy, Inc., gold exploration and mining company Barrick Gold Corp., and junior gold producer Continental Gold, Ltd. Barrick was sold prior to period-end.

At the end of the period the trust was most overweight the consumer discretionary and industrials sectors. The financials and consumer staples sectors were the trust’s largest underweights. During the period, the trust’s relative exposure to the information technology and industrials sectors increased, while relative exposure to the financials and energy sectors decreased.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Alpha Opportunities Trust Series I2	35.55%	19.76%	—	15.71%	146.31%	—	114.66%
Alpha Opportunities Trust Series NAV (began 10/7/08)	35.58%	19.82%	—	15.77%	146.98%	—	115.24%
Russell 3000 Index[3,4]	33.55%	18.71%	—	14.43%	135.71%	—	102.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is June 2, 2009. For periods prior to this date, the performance shown links the performance of the Series NAV shares, which have lower expenses than Series I. Had the performance prior to June 2, 2009 reflected Series I expenses, performance would be lower.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

American Asset Allocation Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, James R. Mulally, Jeffrey Lager, Eugene Stein, David A. Daigle

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, the Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment advisor or unrated but determined to be of equivalent quality by the fund’s investment advisor). Such securities are sometimes referred to as “junk bonds”.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	12.9
Financials	11.8
Industrials	8.6
Energy	8.3
Information Technology	8.3
Health Care	8.2
Materials	5.1
Consumer Staples	4.3
Utilities	1.6
Telecommunication Services	0.5
Short-Term Investments & Other	30.4

*	The weightings represent the holdings of the American Asset Allocation Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the American Asset Allocation Trust Series II shares returned 23.13% and the Combined Index returned 17.55%.

Environment  >  Stocks posted another year of strong gains, with the major indexes recording all-time highs. Bond markets were weak as U.S. interest rates began to rise.

All the fund’s industry sectors finished the year ahead; only utilities failed to notch a double-digit gain. Holdings in the consumer discretionary, health care, financials and industrials sectors were the primary contributors to the fund’s return. Three of the top five contributors had triple-digit returns for the year — U.S. biopharmaceutical companies Gilead Sciences and Incyte, and Japanese mobile telephone and internet provider SoftBank.

On a country basis, holdings in the U.S., Japan, the Netherlands and South Africa added the most value. Holdings in India, Brazil, France and Italy were weakest.

The fund’s holdings in cash, which reflect the portfolio managers’ cautious approach, were a drag on results. As in recent years, the portfolio managers continue to emphasize investments in equities, which accounted for about 70%.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	23.30%	14.81%	7.35%	99.51%	103.17%
American Asset Allocation Trust Series II3	23.13%	14.62%	6.98%	97.83%	96.41%
American Asset Allocation Trust Series III[4]	23.79%	15.20%	7.62%	102.91%	108.46%
S&P 500 Index[5,8]	32.39%	17.94%	7.41%	128.19%	104.30%
Barclays U.S. Aggregate Bond Index[6,8]	–2.03%	4.44%	4.55%	24.27%	55.99%
Combined Index[7,8]	17.55%	12.71%	6.54%	81.85%	88.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. The inception date for Class 1 shares of the Asset Allocation Fund is August 1, 1989.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

6	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

7	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

American Global Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Steve T. Watson, Jonathan Knowles, Isabelle deWismes

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the Global Growth FundSM, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, the Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	24.9
Information Technology	17.1
Health Care	14.4
Financials	14.1
Industrials	7.9
Consumer Staples	6.2
Materials	4.4
Telecommunication Services	3.4
Energy	3.2
Utilities	0.6
Short-Term Investments & Other	3.8

*	The weightings represent the holdings of the American Global Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, American Global Growth Trust Series II shares returned 28.43%, the MSCI AC World Index returned 23.44%, the MSCI World Index returned 27.37%, and the Lipper Global Fund Index returned 25.55%.

Environment  >  Supported by central bank stimulus and improving economic activity, developed market stocks rallied strongly in 2013. However, emerging markets stocks ended the year lower as the Federal Reserve began to reduce its bond-buying program.

The trust ended the year with gains in all industry sectors. Good stock selection in U.S. companies was the key factor in the fund’s return differential over the index. Holdings in the consumer discretionary sector, the fund’s largest at December 31, were particularly beneficial, with strong returns from cable company Virgin Media and online retailer Amazon. Japanese telecommunication services company SoftBank, which acquired a majority stake in U.S. cellular company Sprint in 2013, had the fund’s highest absolute return and was a primary contributor to the fund’s results.

Most holdings outside the U.S. were additive, with Japan, the United Kingdom and France the major contributors. Holdings in India, Australia and South Korea detracted slightly from results.

Looking ahead, the fund’s portfolio managers expect global markets to be challenged by the reduction in monetary stimulus. However, they are enthusiastic about the prospects for investments in the U.S. and Japan and less concerned about recent areas of weakness, such as China and Europe.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	28.63%	17.53%	9.48%	124.26%	147.40%
American Global Growth Trust Series II3	28.43%	17.42%	9.16%	123.17%	140.17%
American Global Growth Trust Series III[4]	29.12%	18.03%	9.80%	129.03%	154.62%
MSCI AC World Index[5,8,9]	23.44%	15.53%	7.72%	105.86%	110.42%
MSCI World Index[6,8,9]	27.37%	15.68%	7.56%	107.14%	107.17%
Lipper Global Fund Index[7,8]	25.55%	14.29%	7.13%	94.99%	99.17%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. The performance of the Class 1 shares of the Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Growth Trust. The Class 1 shares of the Global Growth Fund were first issued on April 30, 1997.

4	The inception date Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

6	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

7	Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

9	Prior to April 29, 2013, the fund compared its performance to the MSCI World Index. After this date, the fund replaced the MSCI AC World Index, which better reflects the fund’s investment strategy.

American Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Donnalisa Parks Barnum, Ronald B. Morrow, Michael T. Kerr, Gregory D. Johnson

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the Growth FundSM, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	21.8
Financials	16.2
Information Technology	15.5
Health Care	13.4
Energy	9.8
Industrials	9.5
Consumer Staples	5.5
Materials	4.0
Telecommunication Services	1.8
Utilities	0.1
Short-Term Investments & Other	2.4

*	The weightings represent the holdings of the American Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the American Growth Trust Series II shares returned 29.48% and the S&P 500 Index returned 32.39%.

Environment  >  U.S. stocks posted another year of strong gains, with the major indexes recording all-time highs. Holdings in the information technology and consumer discretionary sectors were the major contributors to the fund’s results. The standout among consumer discretionary investments was Amazon, the fund’s largest holding at December 31. Companies in the internet software and services industry were the main contributors from the IT sector.

The fund’s best results for the year came from two U.S. biopharmaceutical companies in the health care sector, Incyte and Gilead Sciences, which each had triple-digit returns. The fund’s smallest sector exposures at year-end — utilities and telecommunication services — detracted from absolute results. Holdings in the energy and materials sectors, while ending the year ahead, were a drag on relative results.

Overall, the fund’s holdings outside the U.S. declined slightly. While investments in a few countries added value, notably Ireland, the Netherlands, France and Hong Kong, the gains were offset by losses from holdings in developing markets.

The fund’s portfolio managers believe Growth Fund is well-positioned for 2014 and are optimistic that holdings in domestic energy companies will benefit as the U.S. becomes more energy-independent.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	29.60%	18.98%	7.82%	138.47%	112.27%
American Growth Trust Series II	29.48%	18.81%	7.65%	136.77%	109.07%
American Growth Trust Series III[2]	30.07%	19.40%	8.02%	142.65%	116.31%
S&P 500 Index[3,4]	32.39%	17.94%	7.41%	128.19%	104.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

American Growth-Income Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Claudia P. Huntington, Donald D. O’Neal, Dylan J. Yolles, J. Blair Frank, William L. Robbins

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, the Growth-Income FundSM, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that the Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although the Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Health Care	17.1
Information Technology	15.5
Consumer Discretionary	15.2
Industrials	11.3
Energy	9.1
Materials	7.4
Financials	7.1
Consumer Staples	6.9
Telecommunication Services	2.7
Utilities	0.8
Short-Term Investments & Other	6.9

*	The weightings represent the holdings of the American Growth-Income Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, American Growth-Income Trust Series II shares returned 32.84% and the S&P 500 Index returned 32.39%.

Environment  >  U.S. stocks posted another year of strong gains, with the major indexes recording all-time highs.

Stock selection was the key factor in the trust beating the index. Holdings in the fund’s two largest sectors at year-end — information technology (IT) and health care — were the primary drivers of returns. Within IT, the fund benefited from its investment in Yahoo, as well as having no exposure to the weak IBM. Holdings in the health care sector included two of the top five contributors to the fund’s results: U.S. biotechnology companies Gilead Sciences, Inc. and Illumina, Inc.

Other strong sectors were industrials and consumer discretionary. Road and rail companies led results in the industrials group, while holdings in the hotels, restaurants and leisure, automobile and media industries contributed most of the consumer discretionary sector’s gains.

All sectors except utilities, the fund’s smallest sector, gained during the year. The weakest area on both an absolute and relative basis was the metals and mining industry in the materials sector, where demand remains sluggish.

Looking ahead, the portfolio managers expect that the likely rise in interest rates may lead to increased volatility in equity markets.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	33.01%	17.25%	6.69%	121.61%	91.12%
American Growth-Income Trust Series II	32.84%	17.07%	6.53%	119.93%	88.30%
American Growth-Income Trust Series III[2]	33.50%	17.65%	6.97%	125.45%	96.12%
S&P 500 Index[3,4]	32.39%	17.94%	7.41%	128.19%	104.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

American International Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Sung Lee, Jesper Lyckeus, Christopher M. Thomsen, L. Alfonso Barroso

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the International FundSM, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States including in companies domiciled in developing countries, that the advisor believes have the potential for growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	18.2
Consumer Discretionary	16.1
Health Care	13.7
Information Technology	13.3
Industrials	13.0
Consumer Staples	6.7
Telecommunication Services	5.8
Materials	4.5
Utilities	2.4
Energy	2.3
Short-Term Investments & Other	4.0

*	The weightings represent the holdings of the American International Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the American International Trust Series II shares returned 20.98% and the MSCI EAFE Index returned 23.29%. The MSCI AC World ex US Index returned 15.78%.

Environment  >  Improving economies and quantitative easing, particularly in Japan, helped to boost stock markets. Many cyclical stocks such as financials and autos had solid results. Consumer goods and consumer-facing companies in Asia, particularly China, had a difficult year as risk there increased.

Compared to the MSCI World ex USA Index, effective stock picking in the Japanese market was a key factor, led by SoftBank, whose stock price doubled. The prospect of its major asset, Alibaba (a China-based e-commerce company), coming to the market, increased its potential valuation. Holdings in China also boosted fund results, led by Sands China, Baidu and NetEase, an internet technology company. Samsung Electronics was one major holding that detracted from results.

Generally pressuring returns was a weakness in emerging markets due to the Federal Reserve reducing its bond buying, as investors have interpreted that as meaning liquidity in global equity markets will shrink.

As the U.S. economy and dollar strengthen, emerging markets may continue to struggle. However, this can provide an excellent opportunity to evaluate and buy attractive stocks of companies at favorable valuations.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	21.20%	13.20%	8.13%	85.91%	118.56%
American International Trust Series II	20.98%	13.03%	7.97%	84.53%	115.26%
American International Trust Series III[2]	21.58%	13.60%	8.33%	89.22%	112.64%
MSCI EAFE Index[3,5]	23.29%	12.96%	7.39%	83.91%	104.08%
MSCI AC World ex US Index[4,5]	15.78%	13.32%	8.04%	86.67%	116.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4	MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the United States of America.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

American New World Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Carl M. Kawaja, Robert Neithart, Nicholas Grace, F. Galen Hoskin

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term capital appreciation. The trust invests all of its assets in Class 1 shares of its master fund, the New World Fund®, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the advisor believes have potential of providing capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	17.3
Consumer Discretionary	14.4
Financials	10.5
Consumer Staples	9.6
Energy	8.9
Health Care	7.9
Industrials	7.5
Telecommunication Services	4.8
Materials	3.3
Utilities	1.5
Short-Term Investments & Other	14.3

*	The weightings represent the holdings of the American New World Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds Web site at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the American New World Trust Series II shares returned 10.74% and the MSCI AC World Index returned 23.44%.

Environment  >  Quantitative easing by many developed markets has had a positive impact as world economies continue to recover from the 2007–2009 recession. However, recovery has been weaker than what many investors expected. Within emerging markets, the fund’s stock selection was effective, even though overall emerging markets were weak.

Government-operated enterprise companies were a drag, as were consumer staples companies, notably South Africa-based retailer Shoprite Holdings and Philippines-domiciled LT Group. Retailers in developing markets have become concerned about a likely reduction in central bank asset purchases. Energy holdings hurt results on an absolute basis.

Certain technologies that have changed the way an industry works have been beneficial to the trust. These included multinational media company Naspers, and SoftBank, whose stock price doubled during the year partially due to its position in the e-commerce company, Alibaba. Two China-based holdings also benefited performance: Baidu, a web services company, and Ctrip.com International, a mainland China-focused travel agency. Cash holdings and the fixed-income portion of the fund were a drag.

Pressure on countries with current account deficits such as Turkey, South Africa, Brazil and Indonesia also affected domestic economies. However, despite the continuing pressure on emerging markets, the fund’s portfolio managers are optimistic about locating attractive companies at favorable valuations.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
American New World Trust Series I2	10.89%	14.27%	10.92%	94.87%	181.99%
American New World Trust Series II3	10.74%	14.12%	10.58%	93.59%	173.30%
American New World Trust Series III[4]	11.36%	14.71%	11.23%	98.60%	189.88%
MSCI AC World Index[5,6]	23.44%	15.53%	7.72%	105.86%	110.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is May 6, 2009. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the New World Fund, a series of American Fund Insurance Series and the master fund in which the American New World Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to May 6, 2009 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests. The performance of the Class 1 shares of the New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American New World Trust. The inception date for Class 1 shares of the New World Fund is June 17, 1999.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float adjusted index that is designed to measure equity performance in global developed and emerging markets.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Blue Chip Growth Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  To provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	27.1
Information Technology	24.4
Health Care	14.4
Industrials	13.5
Financials	7.4
Materials	4.3
Energy	4.0
Consumer Staples	2.5
Telecommunication Services	2.0
Short-Term Investments & Other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Blue Chip Growth Trust Series I shares returned 41.27% and the S&P 500 Index returned 32.39%.

Environment  >  Major U.S. stock markets generated excellent returns in 2013, as investors remained optimistic about the economy despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. Investors welcomed the Federal Reserve Bank’s December announcement that it would reduce its asset purchases by $10 billion in January and would keep short-term interest rates low if unemployment fell below 6.5%, provided inflation remained contained. As measured by Russell indexes, small-cap stocks outperformed mid- and large-caps for the year and growth stocks outperformed value stocks.

Overall, stock selection was the primary reason for relative outperformance, but sector weighting was notably positive. Consumer discretionary, health care, and information technology were the leading relative outperformers. The materials sector was the only significant detractor. Consumer discretionary was the leading outperformer, due to combined stock selection and significant overweighting of some of the top performers in the benchmark. Shares of online travel company priceline.com, Inc. benefited from increased travel-related spending. Internet retailer Amazon.com, Inc. performed strongly in the last six months, led by investor optimism for the holiday shopping season.

Health care contributed strongly on stock selection. Biotechnology company, Gilead Science, Inc., benefited from broader approval of its HIV treatment, notably in Europe. Celgene Corp., another biotechnology company, rose on news of Food and Drug Administration approval for Abraxane to treat pancreatic cancer.

The information technology sector outperformed due to stock selection, which offset unfavorable overweighting against the benchmark. Internet giant Google, Inc. contributed strongly, benefiting from the popularity of smartphones running on its Android operating system and on higher advertising sales in both the traditional and mobile marketplace.

The materials sector was the only significant detractor, due to unfavorable overweighting. Shares of paint manufacturer The Sherwin-Williams Company were up during the year but lagged the overall sector. Financials neither contributed nor detracted as a negative underweighting was offset by positive stock selection.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	41.27%	23.00%	8.69%	181.52%	130.14%
Blue Chip Growth Trust Series II	40.97%	22.75%	8.47%	178.68%	125.48%
Blue Chip Growth Trust Series NAV[2]	41.37%	23.07%	8.74%	182.34%	131.23%
S&P 500 Index[3,4]	32.39%	17.94%	7.41%	128.19%	104.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Capital Appreciation Trust

Subadvisor: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	28.3
Consumer Discretionary	26.6
Health Care	19.2
Industrials	8.4
Consumer Staples	7.9
Energy	3.8
Materials	2.3
Financials	2.1
Telecommunication Services	0.9
Short-Term Investments & Other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Capital Appreciation Trust Series I shares returned 37.41% and the Russell 1000 Growth Index returned 33.48%.

Environment  >  The U.S. equity market advanced strongly in 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize. In China, economic growth slowed modestly. Concerns that the Federal Reserve would begin scaling back its quantitative easing program took a toll in early summer. However, the market soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

Stock selection was beneficial in information technology. MasterCard, Inc. benefited from strong growth in global dollar volume and processed transactions. We expect MasterCard to continue to benefit from the long-term shift from cash to electronic credit/debit transactions. Google, Inc. performed well, reflecting its competitive position, strong advertising revenue, and YouTube monetization opportunities. LinkedIn Corp.’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what we consider unique access to a scale database of job candidates.

Technology holdings that detracted from performance included Rackspace Hosting, Inc., due to business execution issues, and Teradata Corp., which saw a marked weakness in its Asia Pacific business. We eliminated both positions.

Health care holdings were strong contributors to return. The Food and Drug Administration (FDA) approved Biogen Idec, Inc.’s Tecfidera for multiple sclerosis. We believe the drug’s ease of use could support broad adoption and potential market leadership. The FDA also approved Gilead Sciences, Inc.’s Sovaldi for the treatment of hepatitis C. Many patients infected with the liver virus now will be treated with pills only, obviating injections of interferon, which often has debilitating side effects. Gilead’s oncology pipeline also looks promising.

Consumer discretionary positions contributed strongly to relative return as an overweight and stock selection were beneficial. Amazon.com, Inc. accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market.

Holdings in energy and materials posted solid double-digit gains but lagged the returns of the benchmark sectors.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	37.41%	20.47%	8.52%	153.78%	126.62%
Capital Appreciation Trust Series II	37.10%	20.23%	8.31%	151.27%	122.19%
Capital Appreciation Trust Series NAV[2]	37.51%	20.53%	8.58%	154.42%	127.82%
Russell 1000 Growth Index[3,4]	33.48%	20.39%	7.83%	152.88%	112.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Capital Appreciation Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures and options. The trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Health Care	12.5
Industrials	12.3
Consumer Staples	12.3
Financials	12.2
Consumer Discretionary	11.7
Information Technology	7.9
Telecommunication Services	6.9
U.S. Government	6.1
Utilities	6.0
Energy	5.3
Collateralized Mortgage Obligations	1.7
Asset Backed Securities	0.6
Materials	0.3
Short-Term Investments & Other	4.2

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Capital Appreciation Value Trust Series I shares returned 22.32% and the S&P 500 Index returned 32.39%.

Environment  >  The U.S. equity market continued this year’s impressive rally into the fourth quarter. Economic data continued to strengthen and unemployment fell to its lowest level since 2008 as the year came to an end. U.S. bond returns were mixed as longer-term interest rates increased, with long-term Treasury yields rising above 3%, their highest level in more than two years.

The stock segment of the trust performed very well, significantly ahead of the S&P 500 Index. Bond holdings also posted a positive return and outperformed the Barclays U.S. Aggregate Index.

The financials and health care sectors were the top absolute contributors to performance, while no sectors detracted from absolute returns. Our equity weight increased over the course of the year. We found attractive opportunities in the higher-yielding utilities, health care, and telecommunication services sectors, which were generally left behind in this year’s equity rally. Meanwhile, we trimmed selected holdings in the cyclical information technology and consumer discretionary sectors.

Allocation also increased in parts of fixed income, as we purchased U.S. Treasuries and high yield bonds and decreased our corporate bond weight. Our weight in bank loans held steady as we favor their priority in a company’s capital structure; their yields, which are comparable to high yield funds; and their floating rate coupons. We reduced our exposure to mortgage-backed securities, which we were using as a proxy for cash, and deployed the proceeds into U.S. Treasuries. Our cash allocation decreased as we put our cash reserves to work in equities and fixed income markets.

As of 12/31/2013, the portfolio held equity options which generated a net derivative exposure equivalent to approximately 2.5% of net assets. Short call options were used in a covered call strategy which decreased exposure to underlying securities. During the 12 month period ending 12/31/2013, the covered call strategy represented, on average, 5.67% of the overall portfolio and generated a return of approximately 10.55%. The covered call strategy’s estimated contribution to the portfolio’s total return was 0.67%.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Capital Appreciation Value Trust Series I (began 4/28/08)	22.32%	16.46%	—	8.11%	114.20%	—	55.81%
Capital Appreciation Value Trust Series II (began 4/28/08)	21.93%	16.20%	—	7.88%	111.89%	—	53.90%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	22.30%	16.48%	—	8.14%	114.45%	—	56.06%
S&P 500 Index[2,3]	32.39%	17.94%	—	7.40%	128.19%	—	50.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Core Strategy Trust

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) andJohn Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Steve Medina, Marcelle Daher, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing approximately 70% of its total assets in equity securities or Underlying Funds which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and Underlying Funds which invest primarily in fixed-income securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Underlying Fundsˆ	% of Total
Affiliated Investment Companies	100.0
Equity	70.6
Fixed Income	29.4

ˆ	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Core Strategy Trust Series II shares returned 19.03% and the Combined Index returned 21.12%.

Environment  >  The trust continued to maintain balanced exposure to equities and fixed income. Equity is managed through the Strategic Equity Allocation Trust, an actively managed portfolio that provides exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks. Fixed income is managed through Bond Trust, an actively managed bond portfolio. The composition of the Strategic Equity Allocation Trust varies in response to changing market and economic trends. At the end of 2013, this portfolio maintained a bias towards U.S. large-cap equities, with lesser allocations to international large-cap equities, U.S. mid-caps, and U.S. small-caps.

The relative performance of Core Strategy was hurt by allocations to international large-caps. This was slightly offset by allocations to mid- and small-cap US stocks. The absolute performance of the portfolio’s allocation to non-U.S. markets was very strong. However, the substantial gains by U.S. equities overshadowed the impact of international exposure. The trust’s benchmark is exclusively U.S. based, but we maintain our global approach to diversification in spite of its temporary ups and downs as it is absolutely the right way to invest in our opinion.

The outlook for U.S. stocks remains fundamentally positive, in our view, although our optimism is tempered by valuations that are no longer cheap. If the Fed’s announcement in December is any indication, it plans to be cautious about tapering the quantitative easing support program. We believe this bodes well for the markets, especially if we see further strengthening in the U.S. economy.

In Europe, economies remain fragile, although the broader trend is one of gradual improvement, in our opinion. However, structural reforms are still needed if Europe is to prevent a recurrence of the same problems that triggered its debt crisis. A similar challenge faces Japan.

On the fixed-income side, we believe U.S. interest rates are likely to rise over time as the economy improves, representing a headwind for Treasuries and other rate-sensitive sectors and continue to favor the credit-related sectors of the bond market.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Strategy Trust Series I2	19.16%	12.98%	—	5.96%	84.10%	—	57.88%
Core Strategy Trust Series II (began 2/10/06)	19.03%	12.77%	—	5.84%	82.38%	—	56.46%
Core Strategy Trust Series NAV[3]	19.28%	13.05%	—	6.00%	84.64%	—	58.40%
S&P 500 Index[4,7]	32.39%	17.94%	—	7.17%	128.19%	—	72.69%
Barclays U.S. Aggregate Bond Index[5,7]	–2.03%	4.44%	—	4.94%	24.27%	—	46.28%
Combined Index[6,7]	21.12%	14.04%	—	6.80%	92.86%	—	67.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date of Series NAV shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Emerging Markets Value Trust

Subadvisor: Dimensional Fund Advisors, LP
Portfolio Managers: Karen E. Umland, Joseph H. Chi, Jed S. Fogdall, Henry Gray

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets, which are designated from time to time by the subadvisor.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	32.2
Materials	17.5
Energy	16.7
Industrials	11.7
Information Technology	7.3
Consumer Discretionary	6.5
Consumer Staples	3.7
Utilities	2.3
Telecommunication Services	1.3
Health Care	0.3
Short Term Investments & Other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Emerging Markets Value Trust Series NAV shares declined 3.18% and the MSCI Emerging Markets Index was down 2.27%.

Environment  >  After gaining over 18% in 2012, emerging markets encountered stronger headwinds in 2013, particularly during the second half of the year. During the year there was a significant amount of dispersion in the performance of different emerging markets. For instance, the difference between the best-performing emerging markets, Egypt and Taiwan (both up over 10%), and worst-performing markets, Peru, Turkey, and Indonesia (all down over 20%), was substantial. Looking at the different regions, emerging Asia was the top performer with a modest positive annual return, while emerging Latin America was the weakest region, down over 10%. The US dollar strengthened against most major emerging market currencies, detracting from overall emerging markets performance in USD terms. In many cases (Indonesian rupiah, South African rand, and Turkish lira) currencies lost substantial value against the US dollar. Strengthening currencies against USD included the Polish zloty, Hungarian forint, and Korean won.

Value stocks in emerging markets were relatively poor performers during the period. Consequently, the trust’s greater allocation to these stocks and lesser allocation to growth-oriented stocks detracted from relative performance when compared to the style-neutral MSCI Emerging Markets Index. However, the trust’s value holdings outperformed those of the index and had a positive impact on relative performance. Exposure to smaller cap stocks, which are not held in the index, also contributed to relative performance as small-caps outperformed large-caps during the year.

A lesser allocation to information technology stocks, one of the stronger-performing sectors during the year, detracted from relative performance. The trust had a greater allocation to value stocks in financials and industrials, which outperformed and contributed to relative performance. In contrast, holdings of value stocks in energy and information technology underperformed those of the index, detracting from relative performance.

At the country level, a greater allocation to Taiwan helped, as did the holdings of value stocks there, which significantly outperformed. Conversely, the trust’s holdings of value stocks in India and South Africa underperformed those in the benchmark, detracting from relative performance. As a reminder, the trust’s allocations to countries and sectors are a result of our portfolio construction process and should not be interpreted as tactical allocation decisions.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Emerging Markets Value Trust Series I (began 5/1/07)	–3.22%	15.67%	—	2.70%	107.05%	—	19.41%
Emerging Markets Value Trust Series NAV (began 5/1/07)	–3.18%	15.72%	—	2.73%	107.54%	—	19.66%
MSCI Emerging Markets Index[2,3]	–2.27%	15.15%	—	3.24%	102.44%	—	23.70%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Equity-Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  >  To provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its total net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.5
Industrials	14.9
Energy	14.5
Consumer Discretionary	10.5
Information Technology	9.5
Health Care	6.5
Utilities	5.1
Consumer Staples	4.9
Materials	4.8
Telecommunication Services	3.4
Short-Term Investments & Other	6.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Equity-Income Trust Series I shares returned 29.96% and the Russell 1000 Value Index returned 32.53%.

Environment  >  The Russell 1000 Value Index posted a double-digit positive return during the period. Large-cap value funds lagged their large-cap growth counterparts. The information technology and consumer discretionary sectors delivered the value index’s strongest returns. The telecommunication services and utilities sectors delivered the index’s weakest returns.

The leading detractors from relative results were the energy and materials sectors. The energy sector detracted from relative returns due to stock selection. Royal Dutch Shell, Plc shares lagged, due to weaker-than-expected earnings in the second half of 2013. During the second half of 2013, shares of Diamond Offshore Drilling, Inc. suffered from concerns about rising downtime and delays on rigs, combined with nonpayment by two customers. The materials sector also detracted from relative returns, driven by stock selection. Falling gold prices drove declines in the shares of Newmont Mining Corp.

At the other end of the spectrum, the financials and industrials sectors contributed to performance. Stock selection in the financial services sector was by far the largest contributor to relative results. Lincoln National Corp. shares moved higher, as the company produced strong fundamental results. American Express Company climbed higher due to improving billed-business growth, historically low credit losses, and solid expense management.

An overweight position and stock selection in the industrials sector contributed to relative results. The Boeing Company benefited from exceeding earnings and cash flow expectations. Shares of United Continental Holdings, Inc. moved higher during 2013’s first half, due to synergies from the merger of United and Continental.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Equity-Income Trust Series I	29.96%	16.98%	7.49%	119.09%	105.92%
Equity-Income Trust Series II	29.75%	16.77%	7.28%	117.11%	101.86%
Equity-Income Trust Series NAV[2]	30.05%	17.05%	7.54%	119.68%	106.82%
Russell 1000 Value Index[3,4]	32.53%	16.67%	7.58%	116.14%	107.73%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Financial Services Trust

Subadvisor: Davis Selected Advisors, L.P.
Portfolio Manager: Christopher C. Davis

INVESTMENT OBJECTIVE & POLICIES  >  To seek growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	81.5
Information Technology	9.6
Consumer Staples	3.6
Energy	2.9
Consumer Discretionary	1.6
Short Term Investments & Other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Financial Services Trust Series I shares returned 30.75%, and the Lipper Financial Services Index returned 38.14%.

Environment  >  The trust’s holdings generally underperformed the financial sector holdings of the S&P 500 Index and slightly underperformed the index as a whole. The trust had a limited amount of assets invested in other sectors. All other sectors saw positive results and contributed to the absolute performance of the trust. Of these other sectors, information technology and consumer staple companies contributed the most to performance.

The trust’s banking companies significantly under-performed the index’s corresponding industry group and were a leading detractor from relative performance.

The trust’s insurance holdings contributed to absolute performance, however, these stocks underperformed the corresponding industry group within the index. A larger weighting in this stronger performing industry group partially offset the relative weakness among the holdings.

The trust’s diversified financial holdings contributed the most to absolute performance. These holdings out-performed the corresponding industry group within the index and were among the most significant contributors to performance relative to the index.

The trust ended the year with over 20% of its assets invested in foreign companies (including American Depositary Receipts). As a whole, those companies under-performed the trust’s domestic holdings in 2013.

We continue to believe that long-term demographics favor financial services companies. The trust’s investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Financial Services Trust Series I	30.75%	17.26%	5.49%	121.71%	70.59%
Financial Services Trust Series II	30.49%	17.00%	5.27%	119.29%	67.07%
Financial Services Trust Series NAV[2]	30.86%	17.32%	5.53%	122.27%	71.28%
S&P 500 Index[3,5]	32.39%	17.94%	7.41%	128.19%	104.30%
Lipper Financial Services Index[4,5]	38.14%	14.63%	2.23%	97.91%	24.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Franklin Templeton Founding Allocation Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert Boyda, Marcelle Daher, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The trust currently invests primarily in three JHVIT Underlying Funds: Global Trust, Income Trust and Mutual Shares Trust. However, it is also authorized to invest without limitation in other Underlying Funds, including exchange-traded funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
International	33.4
Conservative Allocation	33.3
International Small Cap	33.3

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Franklin Templeton Founding Allocation Trust Series II shares returned 24.27% and the Combined Index returned 21.12%.

Environment  >  During the year, the Trust enjoyed strong performance, aided especially by asset allocation and security selection in the Income Trust. In particular, the manager’s decision to maintain some equity exposure in the Income Trust contributed significantly, given the robust gains in stocks and the slightly negative returns in core bonds.

Within the equity portion of Income Trust, exposure to the materials and energy sectors bolstered performance. On the fixed-income side, performance benefited from not having exposure to the Treasury or securitized sectors, and from a large overweighting in investment-grade corporate bonds. Credit selection among technology, communications and consumer non-cyclical corporate sectors also helped the fixed-income portfolio.

In the Global Trust, favorable stock selection almost offset the negative impact of an allocation to foreign developed-market large-cap stocks, which considerably underperformed domestic large-caps. Stock selection in financials and industrials aided our results, as did underweighting the materials sector. Negative factors included a modest cash position, which weighed on returns in a strongly rising market, and positioning in the energy sector.

Meanwhile, stock selection in Mutual Shares detracted overall, as the trust registered a strong gain but lagged its benchmark. Here, a roughly 7% allocation to cash equivalents was the primary drag on performance. Stock selection in energy also hampered our results. Positives included positioning in information technology and telecommunication services.

The outlook for U.S. stocks remains fundamentally positive, in our view, although our optimism here is tempered by valuations that are no longer cheap. If the Fed’s announcement in December is any indication, it plans to be cautious about tapering QE. We believe this bodes well for the markets, especially if we see further strengthening in the U.S. economy.

In Europe, economies remain fragile, although the broader trend is one of gradual improvement, in our opinion. However, structural reforms are still needed if Europe is to prevent a recurrence of the same problems that triggered its debt crisis. A similar challenge faces Japan.

On the fixed-income side, we believe U.S. interest rates are likely to rise over time as the economy improves, representing a headwind for Treasuries and other rate-sensitive sectors. Non-investment-grade credit and emerging market bonds offer the potential for better returns, in our view, although these areas are not without risk.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Franklin Templeton Founding Allocation Trust Series I2	24.43%	15.72%	—	3.97%	107.51%	—	29.67%
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	24.27%	15.47%	—	3.79%	105.24%	—	28.20%
Franklin Templeton Founding Allocation Trust Series NAV[3]	24.50%	15.76%	—	4.00%	107.86%	—	29.95%
S&P 500 Index[4,7]	32.39%	17.94%	—	5.65%	128.19%	—	44.31%
Barclays U.S. Aggregate Bond Index[5,7]	–2.03%	4.44%	—	4.84%	24.27%	—	37.09%
Combined Index[6,7]	21.12%	14.04%	—	5.75%	92.86%	—	45.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is January 28, 2008. For the periods prior to January 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is April 28, 2008. For the periods prior to April 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Fundamental All Cap Core Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Walter McCormick, Emory Sanders

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	26.8
Consumer Discretionary	25.6
Financials	23.9
Energy	8.2
Industrials	6.0
Consumer Staples	2.7
Materials	2.5
Health Care	1.9
Short-Term Investments & Other	2.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Fundamental All Cap Core Trust Series I shares returned 35.88% and the Russell 3000 Index returned 33.55%.

Environment  >  U.S. stocks had an exceptional year in 2013, buoyed early on by a legislative agreement to prevent automatic federal tax increases and spending cuts from taking effect. Federal government economic stimulus efforts, including a massive bond-buying program and ultra-low interest rates, spurred further gains. As the year progressed, steadily lower unemployment, positive manufacturing trends, a recovery in housing and a rise in consumer confidence encouraged investors. Favorable corporate earnings and reasonable valuations helped stocks climb, despite the federal government shutdown in October and subsequent news the U.S. Federal Reserve planned to taper its bond buying. Smaller-cap stocks led the broad-based rally.

Our focus on attractively-valued and financially-sound companies with competitive advantages and the ability to generate substantial cash flow over a sustained period drove outperformance, as did sector allocations. Security selection was especially strong in the financials sector. There, a sizable overweight in investment bank Morgan Stanley helped the most. The stock soared, as the improved economy accelerated capital markets activity and the company expanded its high-margin wealth management business. The fund also picked up ground in consumer discretionary where e-commerce leader Amazon.com, Inc. saw rapid market share gains drive its stock sharply higher. Elsewhere, the timely purchase of electronic payments processing leader VeriFone Systems, Inc. contributed. We bought this stock last spring and summer when it was pressured by poor execution. It later rebounded as expectations improved under new leadership.

Underperformance in industrials, an underweight in the top-performing health care sector, a small cash position and a bias toward large-cap stocks modestly hampered relative performance. The biggest individual disappointments, however, came from information technology. Detractors included QUALCOMM, Inc., whose semiconductor chips and technology go into wireless devices. The stock lagged due to worries over slowing smart phone growth in developed markets and lower expectations for revenue growth in 2014. Shares of data storage leader EMC Corp. were pressured by the federal government shutdown, which hampered new government contracts. In energy, an investment in exploration and production company Apache Corp. fell behind because of sluggish production growth and concern over unrest in the Middle East where the company has assets.

The fund ended the year with a bias toward large-cap stocks, which offered more attractive valuations than smaller-cap securities, and an economically-sensitive tilt that included overweights in the consumer discretionary and information technology sectors.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I (began 5/5/03)	35.88%	20.31%	7.88%	152.04%	113.58%
Fundamental All Cap Core Trust Series II (began 5/5/03)	35.55%	20.04%	7.66%	149.26%	109.23%
Fundamental All Cap Core Trust Series NAV[2]	35.86%	20.36%	7.96%	152.58%	115.11%
Russell 3000 Index[3,4]	33.55%	18.71%	7.88%	135.71%	113.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Fundamental Large Cap Value Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Walter McCormick, Emory Sanders

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. As of February 28, 2013, the lowest market capitalization in this group was $315 million. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	32.1
Consumer Discretionary	15.6
Information Technology	14.3
Energy	13.6
Consumer Staples	10.3
Industrials	6.0
Health Care	5.4
Materials	1.6
Short-Term Investments & Other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Fundamental Large Cap Value Trust Series I shares returned 32.41% and the Russell 1000 Value Index returned 32.53%.

Environment  >  U.S. stocks posted exceptionally strong returns in 2013, sparked early on by a legislative agreement to prevent automatic federal tax increases and spending cuts from taking effect. A massive federal government bond-buying program and continued low interest rates helped stimulate economic growth and fueled added gains. Stocks continued to climb, as unemployment edged lower, manufacturing picked up, housing recovered and consumer confidence rose. Favorable corporate earnings and reasonable valuations further attracted investors, allowing them to look beyond both the federal government’s shutdown in October and the U.S. Federal Reserve’s plans to taper its bond buying in early 2014.

Our focus remained on financially sound large-cap companies with competitive advantages, the ability to generate substantial cash flow over a sustained period, and attractive stock valuations. Security selection was especially strong in the financials sector. Individual standouts included investment bank Morgan Stanley whose stock soared, buoyed by accelerated capital markets activity and the expansion of its high-margin wealth management business. A sizable underweight in the utilities sector — the weakest performer in the Russell 1000 Value Index over the past year — further aided results. Other individual contributors included technology-based investor communications and securities processing firm Broadridge Financial Solutions, Inc., whose shares climbed as an increase in trading volumes and capital markets activity fueled growing demand for its services. Consumer staples company Avon Products, Inc. benefited as stronger performance in Latin America and a new CEO helped drive better-than-expected operating margins that pushed the stock sharply higher. We locked in profits and sold the position.

Security selection in consumer staples and positioning in industrials detracted versus the index. In consumer staples, shares of U.K.-based global spirits company Diageo, Plc hurt, as sluggish economic growth in overseas markets hampered its return. In industrials, the stock of farm equipment company Deere & Company suffered from declining agricultural commodity prices and expectations for slowing industry demand. Lastly, an overweight in exploration and production company Apache Corp. detracted, as disappointing production growth and concern that unrest in the Middle East would affect its output there pressured the stock’s return. Broadridge, Diageo and Deere (which was sold prior to period-end) were out-of-index positions. The fund ended the period with an economically sensitive bias that included overweights in the consumer discretionary, information technology, and consumer staples sectors.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Fundamental Large Cap Value Series I (began 5/3/04)	32.41%	18.83%	—	7.72%	136.95%	—	105.11%
Fundamental Large Cap Value Series II (began 5/3/04)	32.11%	18.62%	—	7.51%	134.88%	—	101.30%
Fundamental Large Cap Value Series NAV[2]	32.47%	18.89%	—	7.78%	137.53%	—	106.26%
Russell 1000 Value Index[3,4]	32.53%	16.67%	—	7.70%	116.14%	—	104.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Fundamental Value Trust

Subadvisor: Davis Selected Advisors, L.P.
Portfolio Managers: Christopher C. Davis, Danton Goei

INVESTMENT OBJECTIVE & POLICIES  >  To seek growth of capital. The trust invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The trust may also invest in companies with smaller capitalizations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	36.3
Consumer Staples	14.5
Information Technology	12.6
Consumer Discretionary	11.1
Energy	6.9
Health Care	6.7
Materials	5.7
Industrials	5.1
Short Term Investments & Other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Fundamental Value Trust Series I shares returned 33.43% and the S&P 500 Index returned 32.39%.

Environment  >  The market saw strong returns during the year ended December 31, 2013. All sectors within the Index had double digit increases from a high of 43% (consumer discretionary) to a low of 11% (telecommunication services). Health care and industrials were other sectors that turned in strong performances over the period. The utilities sector was the second weakest (13%) performing sector.

Information technology companies were the most important contributor to the trust’s performance relative to the index and they were also an important contributor to the trust’s absolute performance. The trust benefited from strong stock selection as its information technology holdings significantly outperformed those of the index.

Financial companies were the second most important contributor to the trust’s relative performance while also being the most important contributor to absolute performance. Financial holdings outperformed those of the index and the trust benefited from being overweight in this stronger performing sector. The trust continued to have a significant percentage of assets invested in financial companies and a number of these individual holdings were among the top ten contributors to the trust’s performance.

The trust’s relative performance was hindered somewhat from being underweight in the consumer discretionary sector compared to the index. However, strong stock selection within this sector more than offset this slight detraction, thus allowing the trust’s consumer discretionary companies to be among the most important contributors to relative performance.

The trust’s biggest detractor from relative performance was its industrial holdings. The trust was significantly underweight in this stronger performing sector compared to the index. The trust’s industrial holdings also underperformed those of the index which further detracted from the relative performance.

Health care companies were also an important detractor from the trust’s relative performance. The trust’s health care companies underperformed the corresponding sector within the index and the trust had a lower relative average weighting in this stronger performing sector.

The trust held approximately 14% of its assets in foreign companies (including American Depositary Receipts) at year end. As a whole, those companies underperformed the trust’s domestic holdings.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Fundamental Value Trust Series I	33.43%	16.77%	6.68%	117.09%	90.98%
Fundamental Value Trust Series II	33.20%	16.54%	6.47%	115.00%	87.11%
Fundamental Value Trust Series NAV[2]	33.53%	16.83%	6.73%	117.68%	91.89%
S&P 500 Index[3,4]	32.39%	17.94%	7.41%	128.19%	104.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Global Trust

Subadvisor: Templeton Global Advisors Limited
Portfolio Managers: Norman Boersma, Tucker Scott, Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	22.5
Energy	14.3
Health Care	13.7
Industrials	12.7
Information Technology	11.5
Consumer Discretionary	10.2
Telecommunication Services	5.9
Materials	4.5
Consumer Staples	2.4
Short-Term Investments & Other	2.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Global Trust Series I shares returned 31.09% and the MSCI World Index returned 27.37%.

Environment  >  The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals, benefiting bottom-up stock pickers like us.

Financials, a top sector contributor, benefited from stock selection in Europe. Although our European financials stocks rallied from historically low valuations, they traded at significant discounts to their global peers and the broader European market. To us, European financials offered further upside potential as restructuring continued amid an improving economic outlook.

Stock selection also helped drive performance in the industrials and information technology (IT) sectors. Industrials holdings benefited from strategic initiatives and a stabilizing global economy. International Consolidated Airline Group SA was a top-performing holding as cost-cutting and capacity rationalization enhanced the positive impact of recovering air passenger volume. IT positions generally advanced as iconic U.S. hardware and software firms rebounded.

The trust’s overweighted allocation in health care also contributed to relative performance. We found a number of promising biotechnology stocks that we viewed as having undervalued growth prospects to complement our more mature pharmaceuticals holdings. In our view, major pharmaceuticals firms still offered opportunities, but have become more fully valued in recent quarters; consistent with our investment thesis in the sector, cost-cutting, productivity improvements and strategic mergers and acquisitions have helped big pharmaceutical firms survive the much-feared patent cliffs.

We found what we viewed as attractive bargains in the energy sector, although our overweighting detracted from relative performance. We believe depressed energy sector valuations do not accurately reflect strong industry fundamentals. Oil companies should benefit from falling capital expenditures and improving production prospects, which should help long-term cash flow and shareholder return potential. Telecommunication services holdings also modestly hurt relative performance, despite healthy gains and our favorable sector outlook.

From a geographical perspective, the benefit from stock selection in the U.S. and the U.K. overcame the negative effects of a U.S. underweighting and Europe overweighting. Detractive allocations to Asian countries outside of Japan, including off-benchmark South Korea, more than offset the favorable effect of stock selection in Japan.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	31.09%	16.26%	7.12%	112.37%	98.89%
Global Trust Series II	30.83%	16.02%	6.90%	110.21%	94.96%
Global Trust Series NAV[2]	31.03%	16.30%	7.16%	112.80%	99.62%
MSCI World Index[3,4]	27.37%	15.68%	7.56%	107.14%	107.17%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Health Sciences Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Taymur Tammaddon

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Biotechnology	36.4
Health Care Providers & Services	22.6
Pharmaceuticals	18.1
Health Care Equipment & Supplies	9.9
Life Sciences Tools & Services	6.1
Health Care Technology	1.6
Food & Staples Retailing	1.4
Professional Services	0.7
Electronic Equipment, Instruments & Components	0.7
Insurance	0.2
Short-Term Investments & Other	2.3

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Health Sciences Trust Series I shares returned 51.15% and the Lipper Health/Biotechnology Index returned 51.33%.

Environment  >  Major U.S. stock markets generated excellent returns in 2013, as investors remained optimistic about the economy despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. Health care stocks outpaced the broader market, as the sector delivered solid earnings and innovative products.

Overall, stock selection worked well, offsetting the negative impact of sector allocation. Stock selection in the pharmaceuticals sector was the largest contributor to relative performance. Valeant Pharmaceuticals International, Inc. benefited from its strategic acquisition strategy. In 2013, Valeant Pharmaceuticals acquired ophthalmology firm Bausch & Lomb. Pharmacyclics, Inc.’s shares rallied on positive developments related to the company’s cancer treatment, Imbruvica. Imbruvica offers longer-term treatment, concurrent application with other cancer treatments, and a growing list of approved uses. Aegerion Pharmaceuticals, Inc.’s shares rallied following the successful launch of Juxtapid, a therapy used for a genetic disorder that causes high hereditary cholesterol.

Stock picks in the biotechnology sector generated positive performance, although an underweight position in the rallying sector limited relative performance. Incyte Corp.’s shares more than tripled due to positive developments for the company’s cancer treatment, Jakafi. Puma Biotechnology, Inc. advanced on favorable data for the company’s breast cancer treatment, Neratinib.

Stock selection in the products and devices sector was the largest detractor. Edwards Life Sciences, Inc. detracted from performance. The company’s shares fell after the company reported a string of disappointing earnings results; we sold the position prior to period-end. Not owning Boston Scientific also hurt performance compared to the index.

Relative performance in the services sector lagged due to an overweight position and stock selection. Catamaran Corp.’s shares finished the year with relatively flat performance, as concerns about contract negotiations with Cigna Corp. and the effect of health care reform weighed on the stock’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	51.15%	27.44%	14.59%	236.13%	290.30%
Health Sciences Trust Series II	50.86%	27.19%	14.36%	232.87%	282.55%
Health Sciences Trust Series NAV[2]	51.24%	27.52%	14.64%	237.16%	292.11%
S&P 500 Index[3,5]	32.39%	17.94%	7.41%	128.19%	104.30%
Lipper Health/Biotechnology Index[4,5]	51.33%	23.39%	12.05%	185.97%	212.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

International Core Trust

Subadvisor: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Thomas Hancock, David Cowan

INVESTMENT OBJECTIVE & POLICIES  >  To seek high total return by investing in equity investments or sectors that the subadvisor believes will provide higher returns than the MSCI EAFE Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.8
Energy	15.0
Consumer Discretionary	14.4
Industrials	11.2
Telecommunication Services	9.5
Health Care	7.6
Materials	7.4
Utilities	7.2
Consumer Staples	3.8
Information Technology	3.7
Short-Term Investments & Other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the International Core Trust Series I shares returned 24.99% and the MSCI EAFE Index returned 23.29%.

Environment  >  Within the portfolio, stock selection was primarily responsible for the performance relative to the MSCI EAFE Index while sector exposures, currency allocation, and country allocation also added value.

On a sector basis, stock selection was strongest within consumer discretionary, financials, energy, and materials, but weak in telecommunication services and health care. By country, our stocks in the United Kingdom and France added the most value while those in Australia, Finland, and Hong Kong also contributed. Weak returns from our stocks in Germany and Japan detracted from returns.

Individual stock positions that were significant contributors to relative performance included information technology company Nokia OYJ (Finland) and wireless telecom KDDI Corp. (Japan) as well as in metals and mining company BHP Billiton (Plc in the UK and Ltd. in Australia). Stock positions in metals and mining company Rio Tinto (Plc in the UK and Ltd. in Australia) and utilities E.On SE (Germany) and Enel, SpA (Italy) detracted.

Sector exposures (as a result of stock selection) generally added value, largely from our overweight to telecommunication services, which performed well, and underweights to materials and consumer staples, which did not. Overweights in the weak energy and utilities sectors detracted.

Currency allocation helped mainly from an underweight position in the Australian dollar which declined and overweight in the euro which appreciated. Our overweight to the Japanese yen hurt somewhat.

Country allocation had a small positive impact as the benefit from our overweight position in Japan, which outperformed, and underweights in Australia and Hong Kong, which trailed, outweighed the negative impact from overweighting Italy, which underperformed.

The advance of international developed markets in 2013 highlights the need for strong investment discipline and process. Our investment process emphasizes analysis over emotion. Whether the market is in the grips of fear, greed, or somewhere in between, we will focus on finding the most undervalued opportunities offered up by market conditions.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
International Core Trust Series I	24.99%	11.07%	6.81%	69.04%	93.31%
International Core Trust Series II	24.78%	10.85%	6.61%	67.34%	89.61%
International Core Trust Series NAV[2]	25.13%	11.13%	6.88%	69.53%	94.45%
MSCI EAFE Index[3,4]	23.29%	12.96%	7.39%	83.91%	104.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

International Equity Index Trust B

Subadvisor: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	25.8
Industrials	10.9
Consumer Discretionary	10.5
Consumer Staples	9.5
Energy	9.2
Materials	8.4
Health Care	7.5
Information Technology	6.5
Telecommunication Services	5.7
Utilities	3.2
Short-Term Investments & Others	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the International Equity Index Trust B Series NAV shares returned 14.54% and the MSCI AC World ex US Index returned 15.78%.

Environment  >  Global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs as sovereign financial strains dissipated. Growth prospects inspired hopes of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode growing optimism on U.S. and Japanese growth to broadly positive investment performance. That momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook. With weak U.S. employment figures reassuring investors that any pull-back of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely early in the year. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar.

Financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. Meanwhile, bonds finished a choppy three months on a positive note after the Federal Reserve unexpectedly refrained from tapering its asset purchases. The approach of potentially acrimonious fiscal negotiations brought September to a cautious close, and the quarter wound up with positive returns.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust B Series I2	14.55%	12.40%	7.51%	79.39%	106.37%
International Equity Index Trust B Series II2	14.32%	12.35%	7.49%	78.98%	105.90%
International Equity Index Trust B Series NAV[3]	14.54%	12.40%	7.52%	79.44%	106.43%
MSCI AC World ex US Index[4,5]	15.78%	13.22%	8.04%	86.87%	116.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares of the International Equity Index Trust B is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 2, 1988.

4	MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

International Growth Stock Trust

Subadvisor: Invesco Advisers, Inc.
Portfolio Managers: Clas G. Olsson, Jason T. Holzer, Matthew Dennis, Shuxin Cao, Mark Jason, Brent Bates, Richard Nield

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the trust’s subadvisor to have potential for earnings or revenue growth. The trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	23.6
Financials	15.6
Information Technology	13.6
Industrials	10.4
Consumer Staples	9.5
Health Care	8.9
Energy	8.0
Materials	3.2
Telecommunication Services	1.9
Utilities	1.0
Short-Term Investments & Other	4.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the International Growth Stock Trust Series NAV shares returned 19.19% and the MSCI AC World ex US Growth Index returned 15.86%.

Environment  >  While US and global equity markets enjoyed generally strong returns for the year, the US and global economies improved only slowly. Despite a contentious battle over extending the nation’s debt ceiling and a two-week federal government shutdown, the US economy grew throughout 2013; economic data improved notably in the latter part of the year. Improving macroeconomic data and reduced political uncertainty buoyed European equity markets during the reporting period. UK and continental European equities ended the reporting period strongly, spurred by improving housing and employment data. Japanese equities rose sharply. Emerging economies had a difficult year.

In the information technology sector, strong stock selection helped relative performance. Holdings in the internet software and services industry led performance in the sector. The trust also outperformed the index in the consumer discretionary sector due to an overweight allocation and stock selection in the strong performing sector. Holdings in the media, multiline retail and hotels, restaurants and leisure industries were particularly strong. Underweight exposure in the materials sector, the index’s poorest performing sector, contributed as well.

In broad geographic terms, trust holdings in the European region were the primary driver of relative results due to strong stock selection. Top country level contributors were the UK and Sweden, both driven by stock selection.

In contrast, the trust’s high single-digit cash position throughout the year detracted from performance as markets rebounded during the reporting period. Stock selection and underweight exposure in the telecommunication services and health care sectors also detracted from performance. Not owning several strong performing names in each sector hurt relative results. Geographically, a continued underweight exposure in Japan was the largest country-level detractor from performance.

The trust ended the reporting period with overweight exposure (relative to our style-specific benchmark) to the consumer discretionary, IT and energy sectors. Significant underweights included exposure to the consumer staples and the industrials sectors.

With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio is comprised of high-quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced, focused approach may help deliver attractive returns over the long term.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
International Growth Stock Trust Series I2	19.11%	—	—	10.65%	—	—	39.54%
International Growth Stock Trust Series II2	18.87%	—	—	10.57%	—	—	39.23%
International Growth Stock Trust Series NAV (began 9/16/10)	19.19%	—	—	10.68%	—	—	39.69%
MSCI AC World ex US Growth Index[3,5,6]	15.86%	—	—	8.29%	—	—	30.00%
MSCI EAFE Growth Index[4,5,6]	22.94%	—	—	10.95%	—	—	40.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	MSCI AC World ex-US Growth Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets and emerging markets, excluding the United States of America that have higher than average growth characteristics.

4	MSCI EAFE (Europe, Australasia, Far East) Growth Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets (excluding the U.S. and Canada) that have higher than average growth characteristics.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

6	Prior to April 29, 2013, the fund compared its performance to the MSCI EAFE Growth Index. After this date, the fund replaced the MSCI EAFE Growth Index with the MSCI All Country World ex US Growth Index, which better reflects its investment strategy.

International Small Company Trust

Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Karen E. Umland, Joseph H. Chi, Jed S. Fogdall, Henry Gray

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	27.0
Consumer Discretionary	19.5
Financials	12.9
Materials	10.3
Information Technology	9.9
Consumer Staples	6.5
Energy	5.4
Health Care	5.1
Utilities	2.0
Telecommunication Services	1.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the International Small Company Trust Series NAV shares returned 26.29% and the MSCI EAFE Small Cap Index returned 29.69%.

Environment  >  In 2013, developed non-US markets continued to post strong returns. The 2013 return, as measured by the MSCI World ex USA IMI Index, was 21.57%. The best performing market was Ireland, and most countries had double-digit returns. Australia (2.7%), Canada (5.7%) and Singapore (0.5%) posted considerably weaker returns. The year was generally characterized by a strengthening dollar, as certain currencies, like the Japanese yen, Australian dollar and Canadian dollar, weakened substantially. This was mostly offset by a slightly strengthening euro and Swiss franc. Overall, currency movements detracted slightly from developed market returns when measured in US dollars. The telecommunications and consumer discretionary sectors were the strongest sectors, while the real estate investment trust (REIT) industry generally lagged.

Using the MSCI World ex USA benchmarks as proxies, we observe that value stocks in developed markets outperformed their growth counterparts in 2013. Small cap value stocks outperformed small cap growth, while large cap value stocks outperformed large cap growth. Along the market capitalization dimension, small caps outperformed large caps.

Exposure to Canada, which is not included in the benchmark, was the primary contributor to underperformance, as Canada significantly lagged the overall index during the year. This was partially offset by a smaller allocation to Australia and Singapore, which contributed to relative performance as both of those countries also underperformed. The trust’s greater exposure to securities of companies with less than $500 million in market capitalization had a negative impact on relative performance, as these stocks underperformed. However, the trust’s exclusion of REITs was a strong contributor to relative performance, as these securities under-performed. As a reminder, the trust’s allocations to countries and sectors are a result of our portfolio construction process and should not be interpreted as tactical decisions.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
International Small Company Trust Series I2	26.34%	16.61%	—	3.64%	115.58%	—	31.58%
International Small Company Trust Series II2	26.02%	16.41%	—	3.52%	113.76%	—	30.46%
International Small Company Trust Series NAV (began 4/28/06)	26.29%	16.63%	—	3.66%	115.84%	—	31.73%
MSCI EAFE Small Cap Index[3,4]	29.69%	18.89%	—	3.81%	137.50%	—	33.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. & Canada and targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

International Value Trust

Subadvisor: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Cindy Sweeting, Peter Nori, Neil Devlin

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	28.9
Energy	17.1
Health Care	11.1
Industrials	9.9
Telecommunication Services	7.3
Consumer Discretionary	7.0
Information Technology	6.9
Materials	5.6
Consumer Staples	4.5
Utilities	0.3
Short-Term Investments & Other	1.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the International Value Trust Series I shares returned 26.15% and the MSCI EAFE Index returned 23.29%.

Market Environment:  >  The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals, benefiting bottom-up stock pickers like us. Encouragingly for bottom-up investors, stock selection was largely responsible for outperformance. Financials, a top sector contributor, benefited from stock selection in Europe. European financials led sector performance, including Dutch banking group ING Groep NV. ING reported improved earnings mainly resulting from ongoing cost reductions and asset divestitures. Although our European financials stocks rallied from historically low valuations, they continued to trade at significant discounts to their global peers and the broader European market. To us, European financials offered further upside potential as restructuring continued amid an improving economic outlook.

Health care was another long-standing overweighting that outperformed, led by Swiss biotechnology firm Roche Holding AG. Roche’s shares rallied to a record amid higher oncology medicine sales. We continued to find a number of promising biotechnology stocks like Roche with what we viewed as undervalued growth prospects to complement our more mature pharmaceuticals holdings. In our view, major pharmaceuticals firms still offered opportunities, but have become more fully valued in recent quarters; consistent with our investment thesis in the sector, cost-cutting, productivity improvements and strategic mergers and acquisitions have helped big pharmaceutical firms survive the much-feared patent cliffs.

Below-benchmark allocations to the materials and consumer staples sectors also contributed to relative performance. Our caution in these two sectors was rewarded as what we viewed as expensive materials stocks with dubious fundamentals and consumer staples stocks facing margin pressures trailed broader market gains.

We also found what we viewed as attractive bargains in the energy sector, although our overweighted position detracted from relative performance. We believe depressed energy sector valuations might understate the long-term cash-flow and shareholder return potential of oil companies with falling capital expenditures and improving production prospects. Stock selection in the telecommunication services sector also hurt relative performance despite solid absolute gains.

From a geographical perspective, stock selection in Europe benefited relative performance. Europe remained one of the few major world equity regions in which valuations and the corporate profit cycle remained clearly depressed to us, and we continued to find what we believe to be compelling bargains. Conversely, positions in Canada and South Korea (out-of-benchmark) hurt relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	26.15%	13.99%	7.72%	92.42%	110.38%
International Value Trust Series II	25.89%	13.77%	7.51%	90.59%	106.30%
International Value Trust Series NAV[2]	26.21%	14.04%	7.75%	92.86%	110.89%
MSCI EAFE Index[3,4]	23.29%	12.96%	7.39%	83.91%	104.08%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Lifestyle Balanced PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
Equity	50.0
Large Blend	50.0
Fixed Income	50.0
Intermediate Bond	50.0

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Balanced PS Trust Series II shares returned 12.68% and the Combined Index returned 17.56%.

Environment  >  World stock markets had a banner year in 2013, aided by aggressively stimulative central bank policy in the U.S., Europe, and Japan. Nevertheless, U.S. interest rates began a steep climb in mid-May after the U.S. Federal Reserve (Fed) announced it was considering scaling back its quantitative easing (QE) campaign later in the year. Rising interest rates made it a difficult year for bonds.

In the fourth quarter, U.S. stocks were bolstered by a resolution of the budget crisis that shut down most of the federal government early in October. Another market-moving event occurred on December 18, when the Fed unveiled its decision to reduce QE. A surprise rate cut by the European Central Bank in November also helped to drive stocks higher.

The U.S. equity market, as represented by the S&P 500 index, rose by approximately 32% during 2013. Foreign stocks in developed markets trailed their domestic counterparts, with the MSCI EAFE Index gaining over 23%. However, the MSCI Emerging Markets Index fell by more than 2%. The U.S. bond market, as represented by the Barclays U.S. Aggregate Bond Index, also declined by about 2%.

Relative performance over the year was curbed by its exposure to emerging markets and international large-caps. Helping to offset that drag a bit were modest allocations to domestic mid- and small-cap stocks. Another positive was the performance of the Trust’s bond component, Bond PS (John Hancock) which recorded a smaller loss than the fixed-income benchmark.

In mid-October, each of the Lifestyle PS portfolios saw their equity allocations transition entirely to Strategic Equity Allocation portfolio (John Hancock), an actively managed global equity fund comprised of U.S. large-caps, mid-caps and small-caps, as well as international large-cap stocks.

Notable positives among manager contributions included Alpha Opportunities (Wellington) and Blue Chip Growth (T. Rowe Price). Negatives included U.S. Equity (GMO) and Equity-Income (T. Rowe Price).

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Lifestyle Balanced PS Series Trust Series I2	12.66%	—	—	6.66%	—	—	18.85%
Lifestyle Balanced PS Series Trust Series II (began 4/29/11)	12.68%	—	—	6.67%	—	—	18.87%
Lifestyle Balanced PS Series Trust Series NAV[3]	12.72%	—	—	6.68%	—	—	18.91%
S&P 500 Index[4,7]	32.39%	—	—	14.63%	—	—	44.13%
Barclays U.S. Aggregate Bond Index[5,7]	–2.03%	—	—	3.06%	—	—	8.39%
Combined Index[6,7]	17.56%	—	—	10.10%	—	—	29.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Lifestyle Conservative PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income with some consideration given to growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
Equity	20.4
Large Blend	20.4
Fixed Income	79.6
Intermediate Bond	79.6

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Conservative PS Trust Series II shares returned 3.86% and the Combined Index returned 4.16%.

Environment  >  World stock markets had a banner year in 2013, aided by aggressively stimulative central bank policy in the U.S., Europe, and Japan. Nevertheless, U.S. interest rates began a steep climb in mid-May after the U.S. Federal Reserve (Fed) announced it was considering scaling back its quantitative easing (QE) campaign later in the year. Rising interest rates made it a difficult year for bonds.

In the fourth quarter, U.S. stocks were bolstered by a resolution of the budget crisis that shut down most of the federal government early in October. Another market-moving event occurred on December 18, when the Fed unveiled its decision to reduce QE. A surprise rate cut by the European Central Bank in November also helped to drive stocks higher.

The U.S. equity market, as represented by the S&P 500 index, rose by approximately 32% during 2013. Foreign stocks in developed markets trailed their domestic counterparts, with the MSCI EAFE Index gaining over 23%. However, the U.S. bond market, as represented by the Barclays U.S. Aggregate Bond Index, declined by about 2%.

The Trust’s relative performance over the year was curbed by its exposure to international large-caps. Helping to offset that drag a bit were modest allocations to domestic mid- and small-cap stocks. Another positive was the performance of the Trust’s bond component, Bond PS (John Hancock), which recorded a smaller loss than the fixed-income benchmark.

In mid-October, each of the Lifestyle PS portfolios saw their equity allocations transition entirely to Strategic Equity Allocation portfolio (John Hancock), an actively managed global equity fund comprised of U.S. large-caps, mid-caps and small-caps, as well as international large-cap stocks.

Notable positives among manager contributions included Blue Chip Growth (T. Rowe Price) and International Value (Franklin Templeton). Negatives included U.S. Equity (GMO) and Equity Income (T. Rowe Price).

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Lifestyle Convervative PS Series Trust Series I2	3.99%	—	—	4.37%	—	—	12.13%
Lifestyle Conservative PS Series Trust Series II (began 4/29/11)	3.86%	—	—	4.32%	—	—	11.99%
Lifestyle Convervative PS Series Trust Series NAV[3]	3.96%	—	—	4.36%	—	—	12.10%
S&P 500 Index[4,7]	32.39%	—	—	14.63%	—	—	44.13%
Barclays U.S. Aggregate Bond Index[5,7]	–2.03%	—	—	3.06%	—	—	8.39%
Combined Index[6,7]	4.16%	—	—	5.43%	—	—	15.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The Combined Index is comprised of 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Lifestyle Growth PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. Current income is also a consideration. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
Equity	70.0
Large Blend	70.0
Fixed Income	30.0
Intermediate Bond	30.0

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Growth PS Trust Series II shares returned 18.86% and the Combined Index returned 24.78%.

Environment  >  World stock markets had a banner year in 2013, aided by aggressively stimulative central bank policy in the U.S., Europe, and Japan. Nevertheless, U.S. interest rates began a steep climb in mid-May after the U.S. Federal Reserve (Fed) announced it was considering scaling back its quantitative easing (QE) campaign later in the year. Rising interest rates made it a difficult year for bonds.

In the fourth quarter, U.S. stocks were bolstered by a resolution of the budget crisis that shut down most of the federal government early in October. Another market-moving event occurred on December 18, when the Fed unveiled its decision to reduce QE. A surprise rate cut by the European Central Bank in November also helped to drive stocks higher.

The U.S. equity market, as represented by the S&P 500 index, rose by approximately 32% during 2013. Foreign stocks in developed markets trailed their domestic counterparts, with the MSCI EAFE Index gaining over 23%. However, the MSCI Emerging Markets Index fell by more than 2%. The U.S. bond market, as represented by the Barclays U.S. Aggregate Bond Index, also declined by about 2%.

Relative performance over the year was curbed by its exposure to emerging markets and international large-caps. Helping to offset that drag a bit were modest allocations to domestic mid- and small-cap stocks. Another positive was the performance of the trust’s bond component, which recorded a smaller loss than the fixed-income benchmark.

In mid-October, each of the Lifestyle PS portfolios saw their equity allocations transition entirely to Strategic Equity Allocation portfolio (John Hancock), an actively managed global equity fund comprised of U.S. large-caps, mid-caps and small-caps, as well as international large-cap stocks.

Notable positives among manager contributions included Alpha Opportunities (Wellington) and Blue Chip Growth (T. Rowe Price). Negatives included U.S. Equity (GMO) and Equity-Income (T. Rowe Price).

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Growth PS Series Trust Series I2	18.93%	—	—	8.20%	—	—	23.49%
Lifestyle Growth PS Series Trust Series II (began 4/29/11)	18.86%	—	—	8.18%	—	—	23.42%
Lifestyle Growth PS Series Trust Series NAV[3]	18.90%	—	—	8.19%	—	—	23.47%
S&P 500 Index[4,7]	32.39%	—	—	14.63%	—	—	44.13%
Barclays U.S. Aggregate Bond Index[5,7]	–2.03%	—	—	3.06%	—	—	8.39%
Combined Index[6,7]	24.78%	—	—	12.39%	—	—	36.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The Combined Index is comprised of 80% S&P 500 Index and 20% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Lifestyle Moderate PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets (the “Equity Allocation”) and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets (the “Fixed Income Allocation”). Underlying funds may include exchange traded funds (“ETFs”) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisor, the Equity Allocation may also include direct investments in equity securities and the Fixed Income Allocation may also include direct investments in fixed-income securities. The subadvisor may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation#	% of Total
Equity	40.1
Large Blend	40.1
Fixed Income	59.9
Intermediate Bond	59.9

#	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Moderate PS Trust Series II shares returned 10.12% and the Combined Index returned 10.69%.

Environment  >  World stock markets had a banner year in 2013, aided by aggressively stimulative central bank policy in the U.S., Europe, and Japan. Nevertheless, U.S. interest rates began a steep climb in mid-May after the U.S. Federal Reserve (Fed) announced it was considering scaling back its quantitative easing (QE) campaign later in the year. Rising interest rates made it a difficult year for bonds.

In the fourth quarter, U.S. stocks were bolstered by a resolution of the budget crisis that shut down most of the federal government early in October. Another market-moving event occurred on December 18, when the Fed unveiled its decision to reduce QE. A surprise rate cut by the European Central Bank in November also helped to drive stocks higher.

The U.S. equity market, as represented by the S&P 500 index, rose by approximately 32% during 2013. Foreign stocks in developed markets trailed their domestic counterparts, with the MSCI EAFE Index gaining over 23%. However, the U.S. bond market, as represented by the Barclays U.S. Aggregate Bond Index, declined by about 2%.

Relative performance over the year was curbed by its exposure to emerging markets and international large-caps. Helping to offset that drag a bit were modest allocations to domestic mid- and small-cap stocks. Another positive was the performance of the Trust’s bond component, Bond PS (John Hancock), which recorded a smaller loss than the fixed-income benchmark.

In mid-October, each of the Lifestyle PS portfolios saw their equity allocations transition entirely to Strategic Equity Allocation portfolio (John Hancock), an actively managed global equity fund comprised of U.S. large-caps, mid-caps and small-caps, as well as international large-cap stocks.

Notable positives among manager contributions included Alpha Opportunities (Wellington) and Blue Chip Growth (T. Rowe Price). Negatives included U.S. Equity (GMO) and Equity Income (T. Rowe Price).

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Moderate PS Series Trust Series I2	10.10%	—	—	6.23%	—	—	17.55%
Lifestyle Moderate PS Series Trust Series II (began 4/29/11)	10.12%	—	—	6.23%	—	—	17.57%
Lifestyle Moderate PS Series Trust Series NAV[3]	10.15%	—	—	6.25%	—	—	17.61%
S&P 500 Index[4,7]	32.39%	—	—	14.63%	—	—	44.13%
Barclays U.S. Aggregate Bond Index[5,7]	–2.03%	—	—	3.06%	—	—	8.39%
Combined Index[6,7]	10.69%	—	—	7.78%	—	—	22.22%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

5	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The Combined Index is comprised of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Mid Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P 400 MidCap Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	21.6
Industrials	16.4
Information Technology	15.3
Consumer Discretionary	13.6
Health Care	8.6
Materials	6.8
Energy	5.5
Utilities	4.2
Consumer Staples	3.9
Telecommunication Services	0.4
Short-Term Investments & Other	3.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Mid Cap Index Trust Series I shares returned 33.03% and the S&P MidCap 400 Index returned 33.50%.

Environment  >  The S&P MidCap 400 Index generated a total return of 33.50% for 2013 with all four quarters posting gains, including a double-digit return in the first quarter. Each of the ten sectors generated positive returns, led by Health Care (+46%), Industrials (+44%), and Consumer Discretionary (+42%). Telecommunication Services (+19%), Materials (+25%), and Financials (+25%) underperformed the index despite sizeable gains. Mid cap stocks outperformed large cap stocks, but underperformed small cap stocks for the year.

The first quarter of 2013, was the strongest performance for the year at approximately 15% on a total return basis for the S&P MidCap 400 Index. Moderate positive news on the US economy including housing and automobile sales and employment growth in January offset sequester spending cuts that came into effect in February. In addition, moderately positive corporate earnings also provided a catalyst to the upside for the quarter.

The second quarter was the weakest quarterly performance for the year, albeit, positive at approximately 1%. The S&P MidCap 400 Index was able to generate a positive return in light of slowing growth in China and troubled economies in Europe. Moderate growth for the US economy provided support to market participants’ notion that the US Fed would continue to support the economy with stimulus.

The debates on Capitol Hill surrounding the Affordable Care Act and the surprise continuation of economic stimulus programs by the US Fed continued to provide support to the S&P MidCap 400 for the third quarter. The index produced an increase of just under 8% for the quarter.

The final quarter of the year, consisted of a US government shutdown, counterbalanced by moderate positive US economic data and an announcement of a modest reduction in economic stimulus by the US Fed. The modest reduction signaled to market participants the US economy is on the road to recovery and may begin to support itself without stimulus. This translated into a gain of approximately 8% on a total return basis.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	33.03%	21.36%	9.86%	163.21%	156.15%
Mid Cap Index Trust Series II	32.76%	21.11%	9.65%	160.59%	151.22%
Mid Cap Index Trust Series NAV[2]	33.09%	21.42%	9.91%	163.86%	157.30%
S&P MidCap 400 Index[3,4]	33.50%	21.89%	10.36%	169.04%	167.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Mid Cap Stock Trust

Subadvisor: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen, Mario E. Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. .

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	27.2
Consumer Discretionary	26.8
Industrials	15.5
Health Care	13.7
Consumer Staples	5.4
Financials	5.0
Energy	4.0
Materials	2.1
Short-Term Investments & Other	0.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Mid Cap Stock Trust Series I shares returned 36.82% and the Russell Midcap Growth Index returned 35.74%.

Environment  >  The rally in US equities began on the first trading day of the year after a last-minute compromise by the US Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first quarter by better-than-expected corporate earnings, a robust housing market, and a steadily improving employment picture. Solid gains paused in May following comments by US Federal Reserve (“Fed”) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter. Accommodative rhetoric from the European Central Bank, along with encouraging data in China and further evidence of a European economic recovery, contributed to a broad-based global equity rally that extended through the end of the year. The year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another US government shutdown in January. All ten sectors of the Russell Midcap Growth Index posted absolute gains for the year. The consumer discretionary, health care, industrials, and consumer staples sectors led the index higher, while the telecommunication services, materials, and information technology sectors lagged the broader index.

The trust’s outperformance during the year was the result of strong stock selection, particularly in the financials, health care, information technology, and materials sectors. Top relative contributors to performance included US-based career networking website LinkedIn Corp., subscription music streaming site Pandora Media, Inc., and discount airline Spirit Airlines, Inc. Weak selection within consumer staples, energy, and consumer discretionary had a negative impact on relative results during the period. Top relative detractors from performance included internet-based home services information provider Angie’s List, Inc., US-based provider of analytic data services Teradata, and filtration technology company Polypore International.

Allocation among sectors, a residual of our fundamentally-driven bottom-up stock selection process, modestly detracted during the period. An overweight to the lagging information technology sector and a small cash position in a rising market detracted from relative results. Underweight allocations to the telecommunication services and energy sectors were additive.

At the end of the period, the trust’s largest overweights relative to the benchmark were in the information technology and consumer discretionary sectors. Conversely, the materials, consumer staples, and financials sectors were the largest underweights.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	36.82%	19.67%	10.20%	145.46%	164.14%
Mid Cap Stock Trust Series II	36.51%	19.45%	9.98%	143.14%	158.88%
Mid Cap Stock Trust Series NAV[2]	36.84%	19.73%	10.26%	146.06%	165.49%
Russell Midcap Growth Index[3,4]	35.74%	23.37%	9.77%	185.84%	154.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Mid Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	26.9
Industrials	10.0
Consumer Discretionary	9.9
Energy	9.3
Consumer Staples	9.0
Materials	9.0
Health Care	8.0
Utilities	7.9
Information Technology	6.0
Telecommunication Services	0.8
Short-Term Investments & Other	3.2

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Mid Value Trust Series NAV shares returned 31.47% and the Russell Midcap Value Index returned 33.46%.

Environment  >  The U.S. equity market staged an impressive rally this year, with economically sensitive sectors outpacing more traditionally defensive ones. Economic data continued to strengthen, and unemployment fell to its lowest level since 2008 as the year came to an end. Corporate fundamentals moderated from a strong level, but investors remained optimistic about the economy despite uncertainty about fiscal and monetary policies. Small-caps outpaced mid- and large-caps, while growth stocks outperformed value stocks across all capitalization levels.

Materials, health care, and utilities detracted from relative performance; while financials, industrials and business services, and energy helped relative returns. In materials, our exposure to gold-mining firms undermined performance as gold prices fell. Our holdings in health care underperformed as well, with Hospira, Inc. and Quest Diagnostics, Inc. among the most significant detractors.

Weak stock selection in the utilities arena hampered relative returns, but the loss was partially mitigated by limited exposure to the sector. Investors bid up utilities stocks in search of attractive yields when fixed income instruments were at record low yields. Recently, this trend reversed, and utilities names performed weakly.

The financials sector was the most significant contributor, due to stock choices. Capital markets holdings proved most helpful, particularly E*Trade Financial Corp. and Lazard, Ltd., as both benefited from strong performance in equity markets. Our underweight to the financials sector also proved helpful, as did our limited exposure to the real estate investment trusts industry.

In industrials, our stock holdings outpaced their benchmark peers, most notably Manpower Group, Inc. and Southwest Airlines Company. Manpower benefited from a stronger market for temporary workers, while Southwest Airlines received a boost from stagnant fuel prices and consolidation in the airline industry.

Stock choices in energy added relative value as well, as companies received a boost from their exposure to the natural gas industry. Low U.S. crude oil prices relative to the international market helped Valero Energy Corp., and shares in Hess Corp. appreciated after the company adopted new policies proposed by an activist stockholder.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I2	31.39%	20.46%	9.83%	153.60%	155.46%
Mid Value Trust Series II2	31.14%	20.22%	9.64%	151.14%	150.94%
Mid Value Trust Series NAV[3]	31.47%	20.52%	9.86%	154.22%	156.14%
Russell Midcap Value Index[4,5]	33.46%	21.16%	10.25%	161.13%	165.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Mid Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3	The inception date for Series NAV shares of the Mid Value Trust is February 28, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to February 28, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. The inception date for these Shares is May 1, 1998.

4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Mutual Shares Trust

Subadvisor: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, Deborah A. Turner

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective. Under normal market conditions, the trust invests primarily in equity securities (including convertible securities or securities the subadviser expects to be exchanged for common or preferred stock) of companies of any nation that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	20.1
Consumer Staples	12.5
Information Technology	12.0
Energy	11.9
Consumer Discretionary	11.4
Health Care	10.5
Materials	5.1
Industrials	4.6
Utilities	3.4
Telecommunication Services	2.5
Purchased Options	0.1
Short-Term Investments & Other	5.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, Mutual Shares Trust Series NAV shares returned 28.40% and the S&P 500 Index returned 32.39%.

Environment  >  The 12 months under review were characterized by a stock market rally in developed markets that accelerated during 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress. In the U.S., economic growth and employment trends generally exceeded expectations, underpinned by consumer and business spending and rising inventories. After encouraging economic and employment reports, the Federal Reserve Board (Fed) announced in December it would reduce its monthly bond purchases beginning in January 2014; however, the Fed committed to keeping interest rates low. Economic stabilization generally enhanced the positive impact of corporate restructuring of the past few years.

Key detractors from performance included U.K.-headquartered metals and mining company Anglo American Plc, Netherlands-based heavy machinery manufacturer CNH Industrial NV, and Brazilian integrated energy firm Petroleo Brasileiro SA (Petrobras). Anglo American shares were negatively affected by declining prices for several of the commodities the company produces. CNH Industrial lost value during the year as it reported quarterly earnings that missed consensus estimates. Petrobras’s refining and marketing (downstream) operations hurt results during the year and led the stock to decline.

In contrast, several holdings supported performance. Top contributors included mobile telephone operator U.K. Vodafone Group Plc, software firm Microsoft Corp. and managed health care company Cigna Corp. Vodafone shares rallied in the second half of the year, driven largely by the long-anticipated sale of its stake in Verizon Wireless to Verizon Communications. Microsoft shares benefited from improved investor sentiment as the company reported earnings that modestly beat expectations. Shares also gained following chief executive officer Steve Ballmer’s announcement that he would retire in 2014. Shares of Cigna rallied early in the period following the company’s divestiture of its legacy run-off insurance business.

During the year, the trust held currency forwards to partially hedge the currency risk of non-U.S. dollar investments. The hedges had a minor negative impact on the trust’s performance during the period.

At period-end, equities remained the core of the portfolio. At the sector level, the trust’s weightings in the consumer staples, utilities and industrials sectors declined year-over-year, while the weightings of financials, information technology and materials increased during the year. Consistent with its investment strategy, the trust maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series I2	28.32%	15.52%	—	3.04%	105.72%	—	22.13%
Mutual Shares Trust Series NAV (began 5/1/07)	28.40%	15.56%	—	3.08%	106.06%	—	22.42%
S&P 500 Index[3,4]	32.39%	17.94%	—	5.65%	128.19%	—	44.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is January 28, 2008. For periods prior to January 28, 2008, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be lower.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Natural Resources Trust

Subadvisor: RS Investment Management Co. LLC and Wellington Management Company, LLP
Portfolio Managers: Mackenzie Davis, Andrew P. Pilara, Jr., Kenneth Settles, Jr., Jay Bhutani, John C. O’Toole

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term total return by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resources-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Energy	51.0
Materials	38.2
Utilities	2.4
Industrials	2.2
Information Technology	0.7
Short-Term Investments & Other	5.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Natural Resources Trust Series I shares returned 2.97% and the Combined Index returned 4.56%.

Environment  >  The overall demand environment continues to improve, particularly for consumption-oriented commodities. In fact, despite all of the concerns about the health of the emerging markets in 2013, demand figures were consistently positive for most commodities, with the obvious exception of gold. We believe that we continue this period of modest demand growth for the near term.

RS Investments Management Co. LLC   >  In the RS Investments sleeve, negative absolute contributors to performance include fertilizer company Sociedad Quimica Y Minera De Chile S.A., copper producer Turquoise Hill Resources Ltd., and gold miner Goldcorp Inc. Positive absolute contributors to performance include energy companies Concho Resources Inc., Peyto Exploration & Development Corp., and Cabot Oil & Gas Corp.

The supply outlook for commodities is generally positive. We believe base metals, particularly copper, to be more supply-constrained than is perhaps appreciated. There is currently a lack of high quality projects and we are seeing structural cost increases driven by challenging geology. In addition, the industry has been high grading, or producing its highest grade ore for the past 7-10 years. These conditions create a fundamentally positive outlook for copper, in our view. In fertilizer, the supply outlook is more subdued, as the industry works through a period of excess capacity and a decision in the potash industry to exchange volume for price.

Wellington Management Company, LLP   >  In absolute terms, the Wellington Management sleeve of the trust generated positive contributions to performance from a broad range of holdings. Top contributors among the producers included BG Group, Plc, Pioneer Natural Resources Company, and EOG Resources, Inc. Outside of the producer sub-sector, a number of positions among refiners, including Phillips 66 and Marathon Petroleum, were additive to absolute performance. Lastly, our position in chemical company Lyondellbasell Industries NV contributed to performance.

Holdings in the equipment & services sub-sector also aided absolute performance, including oil services firm Patterson-UTI Energy, Inc. and drilling equipment provider Dril Quip, Inc. Positioning within integrated oils also contributed, as shares of BP Plc and Chevron Corp. rose during the period.

At the other end of the spectrum, positioning in metals and minerals was weak as shares of Mongolian Mining Corp., Teck Resources, Ltd., and Goldcorp, Inc. declined during the period. We eliminated our position in Teck Resources during the period. Our position in Petroleo Brasileiro SA detracted, following production delays, which were related to the deployment of drilling platforms. We continued to hold our position in Petrobras given the strength of their Brazilian pre-salt assets.

During the period we reduced our exposure to equipment & services and integrated oils and increased our exposure to producers and transportation & distribution.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Natural Resources Trust Series I	2.97%	8.64%	8.68%	51.31%	129.85%
Natural Resources Trust Series II	2.90%	8.43%	8.46%	49.88%	125.28%
Natural Resources Trust Series NAV[2]	3.07%	8.69%	8.73%	51.67%	130.84%
MSCI World Energy Index[3,6]	18.84%	11.89%	10.89%	75.36%	181.06%
MSCI Worlds Metals & Mining Index[4,6]	–14.58%	7.02%	7.03%	40.36%	97.34%
Combined Index[5,6]	4.56%	10.28%	9.76%	63.12%	153.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI World Energy Index (gross of foreign withholding taxes on dividends) consists of the companies in the Energy sector of the MSCI World Index.

4	MSCI World Metals & Mining Index (gross of foreign withholding taxes on dividends) consists of the companies in the Metals & Mining industry of the MSCI World Index.

5	Combined Index is comprised of 60% MSCI World Energy Index and 40% MSCI World Metals & Mining Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Real Estate Securities Trust

Subadvisor: Deutsche Investment Management Americas Inc.
Portfolio Managers: John F. Robertson, John W. Vojticek, Joseph D. Fisher, David W. Zonavetch

INVESTMENT OBJECTIVE & POLICIES  >  To seek a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Retail REITs	28.0
Specialized REITs	25.9
Residential REITs	15.9
Office REITs	13.7
Diversified REITs	9.9
Industrial REITs	5.5
Short-Term Investments & Other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Real Estate Securities Trust Series I shares declined 0.10% and the MSCI US REIT Index returned 2.47%.

Environment  >  During 2013, the U.S. real estate securities market lagged the broader equity market as rising bond yields weighed on real estate investment trust (REIT) share prices. Equity markets started the year on a positive note as an 11th hour deal by the U.S. congress to avoid the fiscal cliff sent markets sharply higher. Improving Chinese data, expectations for further Japanese monetary easing, and solid U.S. corporate earnings in the fourth quarter of 2012 continued the positive momentum. The big news during the second quarter was the U.S. Federal Reserve (Fed) speaking near the end of May about the future of quantitative easing initiatives. Hawkish comments out of the Federal Open Market Committee (FOMC) meeting sparked a fresh bout of volatility in June. On the back of this news, the US 10-year yield spiked again. The U.S. Treasury market stabilized in July, with the 10-year Treasury rate hovering around the 2.5 percent mark and then peaked at almost 3.0 percent in early September.

Headlines out of Washington dominated financial markets for much of October, as corporate earnings and economic releases were overshadowed by the ongoing fiscal stalemate in the US. Towards the end of the year, markets were cautious in the lead up to the December FOMC meeting, as uncertainty surrounding the Fed’s next move prompted some investors to cash in gains after a strong year. Improved data allowed the Fed to announce in mid-December a decision to begin tapering their purchases of long term treasuries and mortgage backed securities.

During its most recent fiscal year, the fund underperformed the benchmark, as both stock selection and sector allocation detracted from relative results. Stock selection was particularly weak in the regional mall, apartment and retail sectors. However, favorable stock selection in the hotel and specialty sectors helped to somewhat offset this. Sector allocation was detractive, due primarily the fund’s underweight to the outperforming specialty sector, as well as the overweight to the underperforming regional mall sector. From a sector positioning standpoint, an underweight to the healthcare sector, which was the weakest segment of the REIT market during the period, contributed positively to relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	–0.10%	16.61%	8.44%	115.65%	124.85%
Real Estate Securities Trust Series II	–0.38%	16.38%	8.22%	113.53%	120.37%
Real Estate Securities Trust Series NAV[2]	–0.05%	16.68%	8.50%	116.27%	126.01%
MSCI U.S. REIT Index[3,4]	2.47%	17.85%	8.40%	127.36%	124.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Science & Technology Trust

Subadvisors: Allianz Global Investors US, LLC (formerly RCM Capital Management, LLC), T. Rowe Price Associates, Inc.
Portfolio Managers: Huachen Chen, Walter C. Price, Jr., Kennard W. Allen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is incidental to the Trust’s objective. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	80.7
Consumer Discretionary	10.5
Health Care	1.2
Telecommunication Services	0.3
Industrials	0.2
Short-Term Investments & Other	7.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Science & Technology Trust Series I shares returned 43.53% and the Lipper Science & Technology Index returned 36.79%.

Environment  >  Over the year, improving economic data and reduced political risk helped pro-cyclical sectors such as industrials, consumer discretionary, and financials outperform the overall market. However, technology shares — which also tend to do well in periods of expansion — generally lagged the broader equity market over much of the period.

Allianz Global Investors US, LLC  >  Careful selection of stocks experiencing unique growth drivers while avoiding many of those adversely impacted by secular pressures was the primary source of this period’s outperformance. Our strategy typically emphasizes higher-growth, mid-cap companies that possess the right balance of innovative qualities and scale to shape the future of the technology sector. This year, several of our holdings benefited from a reduction in the market’s risk-aversion and they began to see good traction in their businesses. We had several holdings in the mobile Internet space which produced returns over 100% during the period as refinements in their monetization strategies appear to be producing impressive results. Investments in other emerging technologies such as electric vehicles and solar energy, also contributed to our performance during the year. Electric vehicle and powertrain manufacturer, Tesla Motors, Inc. was the largest contributor to absolute and relative returns during the year. Tesla’s share price more than tripled over the period amid reports of strong demand for the company’s flagship Model S sedan. In addition, we saw strong contributions from holdings such as Western Digital Corp., and Micron Technology, Inc.

On the negative side, data-storage computer and software maker Fusion-io, Inc. was the greatest individual detractor. The company’s shares fell over the period as expectations of a pickup in enterprise spending continued to be pushed out and competition from lower priced products wore on operating margins. We trimmed our holdings in Fusion-io over the course of the year and ultimately exited the position. Other top detractors during the period included an average underweight position in Google Inc., and in software and services company Microsoft Corp.

T. Rowe Price Associates, Inc.  >  Stock selection and an overweight position in the media sector contributed the most to relative performance. Social networking giant Facebook benefited from dramatic improvements in its mobile advertising. We took advantage of the stock’s strong run and eliminated our position. Baidu, Inc., the dominant search engine in China, continued to benefit from the shift to online advertising. The company also made strides in mobile advertising, while delivering rapid revenue growth.

Stock selection in the software sector also contributed to relative performance. Technology giant Microsoft performed well, as better business results and expected changes to the company’s management renewed investor optimism. The investment by an activist hedge fund helped remind investors that Microsoft has growth potential outside of personal computers, while a new chief executive officer will be hired to lead the company.

An underweight in health care was a minor drag on relative results. The portfolio avoided several of the Lipper benchmark’s biotechnology stocks, which posted large gains.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	43.53%	24.55%	8.02%	199.76%	116.36%
Science & Technology Trust Series II	43.26%	24.33%	7.82%	197.06%	112.26%
Science & Technology Trust Series NAV[2]	43.56%	24.61%	8.08%	200.48%	117.41%
S&P 500 Index[3,5]	32.39%	17.94%	7.41%	128.19%	104.30%
Lipper Science and Technology Index[4,5]	36.79%	22.39%	7.69%	174.58%	109.86%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Small Cap Growth Trust

Subadvisor: Wellington Management Company, LLP
Portfolio Managers: Steven C. Angeli, Mario Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	35.2
Industrials	21.3
Health Care	16.5
Consumer Discretionary	14.5
Financials	4.2
Energy	3.2
Consumer Staples	2.9
Materials	1.4
Short-Term Investments & Other	0.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Small Cap Growth Trust Series NAV shares returned 44.21% and the Russell 2000 Growth Index returned 43.30%.

Environment  >  The rally in US equities began on the first trading day of the year after a last-minute compromise by the US Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first quarter by better-than-expected corporate earnings, a robust housing market, and a steadily improving employment picture. Solid gains paused in May following comments by US Federal Reserve (“Fed”) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter. Accommodative rhetoric from the European Central Bank, along with encouraging data in China and further evidence of a European economic recovery, contributed to a broad-based global equity rally that extended through the end of the year. The year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another US government shutdown in January.

All ten sectors of the Russell 2000 Growth Index posted gains for the year. The health care, consumer staples, telecommunication services, and information technology sectors posted the largest gains, while the utilities, materials, financials, and energy sectors lagged the broader index.

The trust’s outperformance for the year was the result of strong stock selection, particularly in the health care, materials, financials, and industrials sectors. Partially offsetting positive relative results was the trust’s stock selection within the information technology, consumer staples, and energy sectors. In aggregate, allocation among sectors, a residual of the bottom-up stock selection process, had a small negative impact on relative performance. An underweight allocation to financials and overweights to information technology and consumer discretionary aided relative performance. This was offset, however, by weak results from an underweight to health care. A small cash position in a rising equity market also weighed on relative returns.

Significant contributors to relative performance included WageWorks, Inc. (consumer directed employee account benefits), packaging containerboard manufacturer Kapstone Paper and Packaging Corp., and discount airline, Spirit Airlines, Inc. Detractors from relative performance included Angie’s List, Inc. (consumer services provider for researching and reviewing local professionals), hardware manufacturer Cadence Design Systems, and secure electronic payments solution provider Verifone Systems. We eliminated our position in Verifone Systems during the period.

At the end of the period, the trust’s largest overweights relative to the benchmark were in the information technology and industrials sectors. Health care, materials, and financials represented the largest underweights.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I2	44.08%	20.77%	9.91%	156.90%	157.21%
Small Cap Growth Trust Series II2	43.79%	20.53%	9.71%	154.38%	152.61%
Small Cap Growth Trust Series NAV[3]	44.21%	20.80%	9.95%	157.23%	158.31%
Russell 2000 Growth Index[4,5]	43.30%	22.58%	9.41%	176.74%	145.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Growth Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Small Cap Emerging Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Growth Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1986.

4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Small Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index: and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	21.8
Information Technology	17.2
Industrials	14.1
Consumer Discretionary	13.2
Health Care	12.6
Energy	5.3
Materials	4.8
Consumer Staples	3.6
Utilities	2.9
Telecommunication Services	0.7
Short-Term Investments & Other	3.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Small Cap Index Trust Series I shares returned 38.58% and the Russell 2000 Index returned 38.82%.

Environment  >  The Russell 2000 Index posted gains in all four quarters, including double-digit returns in the first and third quarters. Each of the ten sectors generated positive returns, led by health care (51%), consumer discretionary, and consumer staples (both at 45%). The utilities, materials, telecommunication services, energy, and financial sectors modestly underperformed the index despite sizeable gains. Small cap stocks outperformed both mid cap stocks and large cap stocks for the year.

The first quarter of 2013, was the strongest performance for the year at approximately 15% for the Russell 2000 Index. Moderate positive news on the US economy including housing and automobile sales and employment growth in January offset sequester spending cuts that came into effect in February. In addition, moderately positive corporate earnings also provided a catalyst to the upside for the quarter.

The second quarter was the weakest quarterly performance for the year, albeit, positive at approximately 3% total return. The Russell 2000 Index was able to generate a positive return in light of slowing growth in China and troubled economies in Europe. Moderate growth for the US economy provided support to market participants’ notion that the US Fed would continue to support the economy with stimulus.

The debates on Capitol Hill surrounding the Affordable Care Act and the surprise continuation of economic stimulus programs by the US Fed continued to provide support to the Russell 2000 Index for the third quarter. The index produced an increase of approximately 10% total return for the quarter.

The final quarter of the year, consisted of a US government shutdown, counterbalanced by moderate positive US economic data and an announcement of a modest reduction in economic stimulus by the US Fed. The modest reduction signaled to market participants the US economy is on the road to recovery and may begin to support itself without stimulus. This translated into a gain of approximately 9% total return for the Russell 2000 Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	38.58%	19.72%	8.62%	145.90%	128.63%
Small Cap Index Trust Series II	38.31%	19.47%	8.41%	143.36%	124.13%
Small Cap Index Trust Series NAV[2]	38.72%	19.79%	8.67%	146.61%	129.74%
Russell 2000 Index[3,4]	38.82%	20.08%	9.07%	149.69%	138.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Small Cap Opportunities Trust

Subadvisors: Dimensional Fund Advisors LP, Invesco Advisers, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Joseph H. Chi, Jed S. Fogdall, Henry F. Gray

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	23.8
Industrials	17.0
Information Technology	16.2
Consumer Discretionary	12.9
Health Care	9.6
Energy	9.2
Materials	7.1
Consumer Staples	1.9
Utilities	0.9
Telecommunication Services	0.8
Short-Term Investments & Other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Small Cap Opportunities Trust Series I shares returned 40.16% and the Russell 2000 Value Index returned 34.52%.

Environment  >  US stocks delivered very strong returns in 2013. The annual return for the broad US market, as measured by the Russell 3000 Index, was 33.55%. Asset class returns ranged from 32.5% for large cap value stocks to 43.3% for small cap growth stocks, as measured by the Russell Indexes. The strongest sectors were consumer discretionary and health care, while the weakest sector was real estate investment trusts (REITs). Small caps outperformed large caps in the US. A closer look reveals that micro-cap performance was particularly strong and contributed significantly to the positive size premium. In the US, value stocks excluding REITs and highly regulated utilities outperformed growth stocks among large cap stocks, but not among small cap stocks.

Dimensional Fund Advisors, LP  >  Construction differences between the portfolio and the index were beneficial during the one year period. The relative weakness of value-oriented small cap stocks, as measured by the Russell 2000 indexes, was offset by two primary differences. First, the portfolio excludes REITs, as well as highly regulated utilities, which were two of the worst-performing sectors. The other notable driver of outperformance during the period was the strong relative performance of deep value stocks, particularly in the financial sector. Deep value financials stocks contributed to outperformance across market capitalization ranges, and in particular toward the upper end of the small size range. As a reminder, sector allocations are a result of a portfolio construction process designed to gain size and value exposure, and should not be interpreted as tactical decisions.

Invesco Advisers Inc.  >  The portfolio had very solid positive returns, generally keeping up with the strong pace of the benchmark Russell 2000 Index. The financials sector significantly outperformed due to strong stock selection. Consumer discretionary, utilities, energy, and materials sectors also did well. However this was offset by negative stock selection in the information technology and industrials sectors, as well as the relative drag of a small cash position during a period of strong market performance.

The portfolio outperformed by the widest margin in the financials sector due primarily to positive stock selection. Discount broker and bank holding company, E*Trade Financial Corp. contributed to performance as it benefited from a re-acceleration in customer trading activity. Merger and acquisition specialist firm Evercore Partners, Inc. and asset management firm Affiliated Managers Group, Inc. were also solid contributors as their revenue prospects rose along with equity markets.

The consumer discretionary sector also outperformed due to positive stock selection. Home furniture company La-Z-Boy, Inc. was a solid contributor as they repeatedly beat expectations and the stock more than doubled during the year. Nexstar Broadcasting Group, Inc. also contributed to results as they made several accretive acquisitions of smaller networks.

Information technology was an area of underperformance during the year. Two semiconductor companies were larger detractors from performance. Fairchild Semiconductor International, Inc. reported earnings below market expectations and also gave reduced expectations for future earnings which pressured the stock down. Semtech Corp. traded lower on concerns about temporary inventory build ups for a smartphone manufacturer to which they are a major supplier and led the company to lower quarterly earning guidance. Some industrials sector stocks were also weak.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	40.16%	22.45%	8.22%	175.27%	120.24%
Small Cap Opportunities Trust Series II	39.92%	22.21%	8.00%	172.59%	115.94%
Small Cap Opportunities Trust Series NAV[2]	40.27%	22.52%	8.27%	176.11%	121.26%
Russell 2000 Index[3,5]	38.82%	20.08%	9.07%	149.69%	138.31%
Russell 2000 Value Index[4,5]	34.52%	17.64%	8.61%	125.29%	128.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Small Cap Value Trust

Subadvisor: Wellington Management Company, LLP
Portfolio Managers: Timothy J. McCormack, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s objective is to seek long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	21.4
Industrials	18.6
Information Technology	14.0
Consumer Discretionary	12.9
Health Care	10.3
Materials	6.6
Energy	5.8
Utilities	4.5
Consumer Staples	2.2
Short-Term Investments & Other	3.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Small Cap Value Trust Series NAV shares returned 33.33% and the Russell 2000 Value Index returned 34.52%.

Environment  >  The rally in US equities began on the first trading day of the year after a last-minute compromise by the US Congress averted the fiscal cliff. Optimism surrounding the fiscal reprieve was furthered during the first quarter by better-than-expected corporate earnings, a robust housing market, and a steadily improving employment picture. Solid gains paused in May following comments by US Federal Reserve (“Fed”) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter. Accommodative rhetoric from the European Central Bank, along with encouraging data in China and further evidence of a European economic recovery, contributed to a broad-based global equity rally that extended through the end of the year. The year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another US government shutdown in January. All ten sectors of the Russell 2000 Value Index posted gains for the year.

Security selection drove relative underperformance during the period. Weak stock selection in the consumer discretionary, industrials, and health care sectors detracted most from relative performance. Partially offsetting these weak results was positive stock selection in the energy, financials, utilities, and information technology sectors.

Sector allocation, a result of our bottom-up stock selection process, was additive during the period. A significant underweight to the financials sector contributed most to relative returns, as did overweight allocations to both the health care and industrials sectors. A small cash position detracted due to the strong upward move in equity markets.

Top detractors from relative performance included ESCO Technologies, Inc. (engineered products and systems), Campus Crest Communities, Inc. (student housing properties), and ACCO Brands Corp. (branded office products). Top contributors to relative performance included Belden, Inc. (electronic cable and connectivity products), and G&K Services, Inc. (uniforms and work apparel).

At the end of the period, the team’s stock-by-stock decisions led to overweight allocations in the health care, consumer discretionary, and materials sectors. The financials sector continued to be the trust’s largest underweight, followed by utilities, energy, telecommunication services, and consumer staples. The largest changes during the period were in the information technology sector which moved from an underweight to an overweight, and a reduction in our overweight position in industrials.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I2	33.32%	20.38%	11.48%	152.84%	196.41%
Small Cap Value Trust Series II2	33.00%	20.16%	11.28%	150.47%	191.18%
Small Cap Value Trust Series NAV[3]	33.33%	20.46%	11.52%	153.67%	197.60%
Russell 2000 Value Index[4,5]	34.52%	17.64%	8.61%	125.29%	128.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust I (“JHVST”) Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Value Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The inception date for these shares is August 31, 1999.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Small Company Growth Trust

Subadvisor: Invesco Advisers Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	25.0
Health Care	17.7
Industrials	17.4
Consumer Discretionary	14.7
Financials	10.4
Energy	5.8
Materials	3.7
Consumer Staples	1.5
Telecommunication Services	1.2
Utilities	0.7
Short-Term Investments & Other	1.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Small Company Growth Trust Series NAV shares returned 39.98% and the Russell 2000 Growth Index returned 43.30%.

Environment  >  US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014.

The trust had very solid positive returns, though modestly underperforming the benchmark Russell 2000 Growth Index. Significant outperformance in the financials sector was offset by the negative effect of stock selection in the information technology sector and the relative drag of a small cash position during a period of strong market performance.

SolarWinds, Inc., one of the most substantial detractors, provides information technology software with an innovative web-based delivery model. We held the company through the period despite a macro-environment which was weak for software spending in 2013. Additionally, the company had temporary missteps in their marketing spending. Netgear Inc. designs networking products for small business and the home, and was another detractor during the year. The company reported disappointing earnings guidance early in the year and also announced the acquisition of a large business which had lower margins, slowing growth and few synergies. We sold Netgear prior to period-end.

The trust also underperformed in the materials sector. This was the poorest performing sector of the index, and the underweight allocation was beneficial to performance. However, several of the materials stocks held had poor performance which offset this, including Allied Nevada Gold and Intrepid Potash, which were both sold during the year.

The trust outperformed by the widest margin in the financials sector due primarily to stock selection. Asset management firm Affiliated Managers Group, Inc. was a solid contributor during the year as their revenue prospects rose along with equity markets. The trust’s investment in regional banks, especially those with niche clientele that are demonstrating loan growth while simultaneously cutting operating expenses, was beneficial to performance.

The energy sector also helped due to stock selection. A top contributor in this sector was Energen Corp., which is an exploration and production company focusing on land-based drilling especially in the Permian Basin, where they are growing by further developing their areas of proven resource production.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
Small Company Growth Trust Series NAV (began 10/24/05)	39.98%	21.89%	—	10.16%	169.11%	—	120.75%
Russell 2000 Growth Index[2,3]	43.30%	22.58%	—	9.96%	176.74%	—	117.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Small Company Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	24.7
Financials	22.6
Consumer Discretionary	14.5
Information Technology	11.3
Materials	9.9
Energy	5.6
Health Care	4.1
Utilities	3.8
Consumer Staples	0.7
Telecommunication Services	0.5
Short-Term Investments & Other	2.3

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Small Company Value Trust Series I shares returned 31.61% and the Russell 2000 Value Index returned 34.52%.

Environment  >  Major U.S. stock markets generated excellent returns in 2013, as investors remained optimistic about the economy despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. Investors welcomed the Federal Reserve Bank’s December announcement that it would reduce its asset purchases by $10 billion in January and would keep short-term interest rates low if unemployment fell below 6.5%, provided inflation remained contained. As measured by Russell indexes, small-cap stocks outperformed mid- and large-cap stocks for the year and growth stocks outperformed value stocks.

The materials sector weighed on performance relative to the index due to stock selection and an overweight position. The metals and mining industry detracted as spot gold prices plummeted, affecting two holdings — Royal Gold, Inc. and Franco-Nevada, Inc. — that that own gold royalties.

Our selection of industrials and business services stocks underperformed their counterparts within the benchmark. Landstar System, Inc., a trucking service that contracts trucking capacity via agreements with independent truckers and brokerage carriers, had lagging performance. The company is a major holding in the portfolio, as we believe its ability to leverage its scalable information technology platform to support its trucking network should provide substantial growth over the longer-term.

Specialty retailer Aaron’s Inc. weighed on results in the consumer discretionary sector. The company uses a lease ownership model to sell consumer electronics, computers, residential furniture, and household appliances and accessories. Aaron’s same-store customer growth targets fell short of lowered expectations.

Commercial banks, notably Home Bancshares, Inc., contributed to outperformance in the financials sector. Home Bancshares is a bank holding company for Centennial Bank, which offers commercial and retail banking services in Arkansas, Florida, and Alabama. Home Bancshares’ performance over the year benefited from improving margins and stable loan growth.

Southwest Gas Corp. helped the portfolio to outperform the index in the utilities sector. The company purchases, distributes, and transports natural gas to customers in Arizona, California, and Nevada. In addition, the company installs and maintains energy distribution systems for utility companies. The stock has performed well after a recent management change and an improved pay incentive structure.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	31.61%	18.63%	10.11%	134.97%	161.93%
Small Company Value Trust Series II	31.41%	18.41%	9.89%	132.82%	156.78%
Small Company Value Trust Series NAV[2]	31.68%	18.70%	10.16%	135.61%	163.10%
Russell 2000 Value Index[3,4]	34.52%	17.64%	8.61%	125.29%	128.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Strategic Equity Allocation Trust

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Steve Medina, Robert Boyda, Marcelle Daher, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation by investing at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.2
Information Technology	13.4
Consumer Discretionary	12.0
Industrials	11.8
Health Care	11.2
Consumer Staples	8.9
Energy	8.2
Materials	5.1
Utilities	3.1
Telecommunication Services	3.1
Short-Term Investments &Other	4.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Strategic Equity Allocation Trust Series NAV shares returned 29.23% and the S&P 500 Index returned 32.39%.

Environment  >  Global markets were quite strong with a few notable exceptions, with developed markets delivering strong returns, while emerging markets ended 2013 with a small loss. The U.S. economic recovery, while subpar by historical standards, was strong relative to other developed economies, which bolstered U.S. stocks. Additionally, the Federal Reserve’s (Fed’s) aggressively stimulative quantitative easing (QE) program helped backstop the stock market. That said, the Fed’s statement in May that it might begin to scale back QE – a move formally announced in December – triggered a sharp rise in U.S. interest rates, which pressured bond prices. Emerging markets also were hampered by this surge in U.S. rates, along with disappointing economic growth in China and other key countries. Elsewhere, Japan’s stocks benefited from the implementation of stimulative monetary and fiscal policies, while the European Central Bank continued to support that region’s fragile economies, most recently with a surprise interest rate cut in November.

The U.S. equity market, as represented by the S&P 500 Index, advanced by more than 32%. International developed markets rose roughly 23%, according to the MSCI EAFE Index. The trust’s performance over the year was driven by our asset class positioning. Allocations to U.S. equities contributed the most; further, the trust’s return was buoyed by exposure to U.S. small- and mid-cap stocks, which outperformed large-cap stocks. Allocations to developed-market international equities also contributed to performance, but detracted from relative performance while MSCI EAFE trailed the S&P 500.

The outlook for U.S. stocks remains fundamentally positive, in our view, although our optimism here is tempered by valuations that are no longer cheap. In Europe, economies remain fragile, although the broader trend is one of gradual improvement, in our opinion. Similar comments apply to Japan. Emerging markets remain a source of above-average growth but could remain under pressure if U.S. interest rates continue to rise. Given this challenging environment, we firmly believe that a balanced strategy employing a range of diversified asset classes is an important key to long-term investment success.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Strategic Equity Allocation Trust Series NAV (began 4/16/12)	29.23%	—	—	20.90%	—	—	38.62%
S&P 500 Index[2,3]	32.39%	—	—	20.76%	—	—	38.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Total Stock Market Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Index: and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	17.6
Financials	16.3
Consumer Discretionary	13.3
Health Care	11.3
Industrials	10.7
Energy	10.3
Consumer Staples	8.7
Materials	3.5
Utilities	2.6
Telecommunication Services	2.2
Short-Term Investments & Other	3.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Total Stock Market Index Trust Series I shares returned 33.39% and the Wilshire 5000 Total Market Index returned 34.02%.

Environment  >  The Wilshire 5000 Total Market Index generated a total return of 34.02% for 2013 with all four quarters posting gains, including double-digit returns in the first and fourth quarters. Each of the ten sectors generated positive returns, led by consumer dicretionary (+45.4%), health care (+42.9%), and industrials (+42.3%), utilities (+15.4%), telecommunication services (+19.5%), and materials (+21.8%) underperformed the index despite sizeable gains. Large cap stocks underperformed both small- and mid-cap stocks for the year.

The first quarter of 2013, was the strongest performance for the year at approximately 13% on a total return basis for the Wilshire 5000 Total Market Index. Moderate positive news on the US economy including housing and automobile sales and employment growth in January offset sequester spending cuts that came into effect in February. In addition, moderately positive corporate earnings also provided a catalyst to the upside for the quarter.

The second quarter was the weakest quarterly performance for the year, albeit, positive at approximately 3% total return. The Wilshire 5000 Total Market Index was able to generate a positive return in light of slowing growth in China and troubled economies in Europe. Moderate growth for the US economy provided support to market participants’ notion that the US Fed would continue to support the economy with stimulus.

The debates on Capitol Hill surrounding the Affordable Care Act and the surprise continuation of economic stimulus programs by the US Fed continued to provide support to the Wilshire 5000 Index for the third quarter. The index produced an increase of approximately 6% on a total return basis for the quarter.

The final quarter of the year, consisted of a US government shutdown, counterbalanced by moderate positive US economic data and an announcement of a modest reduction in economic stimulus by the US Fed. The modest reduction signaled to market participants the US economy is on the road to recovery and may begin to support itself without stimulus. This translated into a gain of approximately 10% on a total return basis.

With the US Fed moderately reducing economic stimulus programs due to the gradual US economic recovery, market participants will be watching for signs that the recovery continues on track in 2014.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	33.39%	18.47%	7.69%	133.33%	109.86%
Total Stock Market Index Trust Series II	33.09%	18.20%	7.48%	130.72%	105.67%
Total Stock Market Index Trust Series NAV[2]	33.45%	18.52%	7.74%	133.91%	110.81%
Wilshire 5000 Total Market Index[3,4]	34.02%	19.02%	8.18%	138.79%	119.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

U.S. Equity Trust

Subadvisor: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: David Cowan, Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information Technology	28.6
Health Care	24.9
Consumer Staples	21.5
Consumer Discretionary	9.0
Financials	5.4
Industrials	4.5
Energy	3.5
Materials	0.4
Telecommunication Services	0.4
Utilities	0.4
Short-Term Investments & Other	1.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the U.S. Equity Trust Series NAV shares returned 28.36% and the Russell 3000 Index returned 33.55%.

Environment  >  Stock selection generally detracted from relative returns, with selections in health care, consumer staples, and consumer discretionary among the leading detractors. Stocks detracting from returns included positions in IBM Corp., Philip Morris International, Inc., and Oracle Corp. In terms of allocation, underweight positions in industrials and consumer discretionary and an overweight in consumer staples led the detractors.

Sector allocation generally added to relative returns for the period. Underweight positions in energy and utilities and an overweight in health care added to relative returns. Individual stocks adding to relative returns in 2013 included positions in Google, Inc. Microsoft, Corp., and Apple, Inc. Selections in financials added to relative returns.

The strategy was tilted toward high quality securities at year-end.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
US Equity Trust Series I2	28.23%	15.06%	—	6.59%	101.64%	—	68.62%
US Equity Trust Series II2	28.07%	14.99%	—	6.55%	101.07%	—	68.14%
US Equity Trust Series NAV (began 10/24/05)	28.36%	15.12%	—	6.63%	102.21%	—	69.10%
Russell 3000 Index[3,4]	33.55%	18.71%	—	8.02%	135.71%	—	88.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 27, 2012. For periods prior to April 27, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Utilities Trust

Subadvisor: MFS Investment Management
Portfolio Manager: Maura A. Shaughnessy

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital growth and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Utilities	56.3
Energy	16.6
Telecommunication Services	16.2
Consumer Discretionary	9.1
Industrials	0.3
Short-Term Investments & Other	1.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Utilities Trust Series I shares returned 20.57% and the S&P 500 Utilities Index returned 13.26%.

Environment  >  At the beginning of the period, year-end fiscal cliff negotiations were a particular source of market attention, where uncertainty surrounding the negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards higher risk assets. The implementation of the US budget sequester and concerns surrounding the Italian election results, were sources of uncertainty throughout the first half of the period.

Toward the end of the period, the Fed’s decision to postpone tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. An extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth.

The portfolio’s exposure to the cable TV industry, which is not represented in the benchmark, was a primary contributor to performance relative to the S&P Utilities Index. Holdings of cable services providers Comcast Corp., Virgin Media, Inc., and Time Warner Cable, Inc. aided relative returns as all three stocks significantly outperformed the benchmark over the reporting period. Prior to period-end, Virgin was acquired by Liberty Global, and we tendered our shares.

Stock selection and, to a lesser extent, an underweight position in the electric power industry was another positive for relative results. An underweight position in electric company The Southern Company and power provider FirstEnergy Corp. benefited relative returns. Both positions were unwound prior to period end. Holdings of Portuguese integrated utility company EDP Energias de Portugal SA further supported relative results as the stock outpaced the benchmark during the reporting period.

The portfolio’s exposure to both independent energy and wireless communications industries, which are not represented in the benchmark, also supported relative results. Within the independent energy industry, integrated energy company EQT Corp. boosted relative performance. Within the wireless communications industry, Vodafone Group Plc (United Kingdom) contributed to relative returns as the stock outperformed the benchmark during the reporting period. Elsewhere, holdings of Bezeq The Israeli Telecommunication Corp. Ltd. were among the portfolio’s top relative contributors for the reporting period.

Individual stocks that dampened relative performance included Dominion Resources and positions in NextEra Energy, Inc. (electric company), Sempra Energy (energy infrastructure), and NiSource, Inc. (natural gas and electric). Holdings of two Brazilian electric companies, a Turkish telecommunications services company, and a natural gas pipelines operator, also hindered relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Utilities Trust Series I	20.57%	17.37%	13.18%	122.71%	244.81%
Utilities Trust Series II	20.35%	17.13%	12.96%	120.49%	238.21%
Utilities Trust Series NAV[2]	20.65%	17.40%	13.22%	122.98%	246.05%
S&P 500 Index[3,5]	32.39%	17.94%	7.41%	128.19%	104.30%
S&P 500 Utilities Index[4,5]	13.26%	10.19%	9.59%	62.41%	149.88%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index comprised of 500 widely traded U.S. common stocks.

4	S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

Value Trust

Subadvisor: Invesco Advisers Inc.
Portfolio Managers: Thomas Copper, John Mazanec, Sergio Marcheli

INVESTMENT OBJECTIVE & POLICIES  >  To realize an above-average total return over a market cycle of three to five years consistent with reasonable risk by investing in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	23.0
Industrials	17.2
Consumer Discretionary	13.6
Health Care	9.3
Energy	8.3
Information Technology	7.0
Materials	6.6
Consumer Staples	4.3
Utilities	4.1
Telecommunication Services	2.6
Short-Term Investments & Other	4.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Value Trust Series I shares returned 35.40% and the Russell Midcap Value Index returned 33.46%.

Environment  >  US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Most US equity market indexes delivered returns over 20% and all sectors of the Russell Midcap Value Index posted double digit returns.

Stock selection in the materials sector made a positive contribution to absolute and relative performance due to effective stock selection. W. R. Grace & Company, a chemical supplier for refineries, was a top performer due to producing solid profits throughout the period. Sealed Air Corp.’s stock posted sharp gains when the company returned to profitability, bouncing back from a loss in the prior year when it had absorbed a large one-time charge.

Stock selection and an underweight to the financials sector also acted as a contributor, thanks especially to an underweight in real estate investment trusts (REITs), as REITs materially underperformed the sector and style-specific benchmark. An underweight in utilities also helped relative performance, since it was the worst performing sector within the Russell Midcap Value Index.

Strong stock selection and an overweight to industrials contributed to relative performance, as well. Ingersoll-Rand, Plc and Textron, Inc. were top performers within the sector. Textron, the maker of Cessna aircraft and Bell Helicopters, rallied later in the period, after announcing nearing the deal of purchasing plane maker Beechcraft Corp.

Despite a positive absolute return, poor stock selection in the information technology sector hurt relative performance. Diebold, Inc. underperformed after reporting decreasing revenue for three consecutive quarters, resulting in negative earnings projections. Notably, not owning Micron Technology was the largest detractor, as the company’s stock price tripled for the period.

Stock selection within healthcare stocks also dampened relative performance. Brookdale Senior Living, Inc. had a volatile year in terms of returns and reported mixed financial results.

In the energy sector, poor stock selection also hurt relative performance. Newfield Exploration and Noble Corp. Plc were the largest detractors within this sector. Newfield Exploration posted negative returns for the period, as the company struggled to meet production targets.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Value Trust Series I	35.40%	22.60%	10.77%	177.01%	178.15%
Value Trust Series II	35.10%	22.34%	10.56%	174.11%	172.91%
Value Trust Series NAV[2]	35.44%	22.66%	10.81%	177.65%	179.14%
Russell Midcap Value Index[3,4]	33.46%	21.16%	10.25%	161.13%	165.45%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of the American Portfolios, Core Strategy Trust, the Lifestyle Portfolio Stabilization (PS) Portfolios, and Franklin Templeton Founding Allocation Trust, in addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2013, through December 31, 2013).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio
500 Index Trust B
Series I — Actual	$1,000.00	$1,161.60	$1.63	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series II — Actual	1,000.00	1,160.00	2.72	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series NAV — Actual	1,000.00	1,161.60	1.36	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
All Cap Core Trust
Series I — Actual	$1,000.00	$1,162.30	$4.69	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series II — Actual	1,000.00	1,161.20	5.77	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series NAV — Actual	1,000.00	1,162.70	4.42	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$1,176.00	$5.76	1.05%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.35	1.05%
Series NAV — Actual	1,000.00	1,176.30	5.49	1.00%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	5.09	1.00%
American Asset Allocation Trust

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio
Series I — Actual	$1,000.00	$1,119.80	$3.31	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,119.10	4.11	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	1,122.60	1.44	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.37	0.27%[2]
American Global Growth Trust
Series I — Actual	$1,000.00	$1,199.40	$3.49	0.63%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%[2]
Series II — Actual	1,000.00	1,198.30	4.32	0.78%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[2]
Series III — Actual	1,000.00	1,201.90	1.55	0.28%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%[2]
American Growth Trust
Series I — Actual	$1,000.00	$1,178.80	$3.40	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,177.90	4.23	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	1,180.80	1.48	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.37	0.27%[2]
American Growth-Income Trust
Series I — Actual	$1,000.00	$1,192.70	$3.37	0.61%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%[2]
Series II — Actual	1,000.00	1,191.50	4.20	0.76%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%[2]
Series III — Actual	1,000.00	1,194.80	1.44	0.26%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%[2]
American International Trust
Series I — Actual	$1,000.00	$1,175.30	$3.40	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,174.60	4.22	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	1,177.50	1.48	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.38	0.27%[2]
American New World Trust
Series I — Actual	$1,000.00	$1,138.30	$3.61	0.67%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%[2]
Series II — Actual	1,000.00	1,137.70	4.42	0.82%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%[2]
Series III — Actual	1,000.00	1,140.60	1.73	0.32%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$1,261.10	$4.73	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,259.70	5.87	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,261.90	4.45	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$1,255.20	$4.49	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	1,253.20	5.62	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	1,255.10	4.21	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$1,109.80	$4.63	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series II — Actual	1,000.00	1,108.00	5.69	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series NAV — Actual	1,000.00	1,110.40	4.36	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Core Strategy Trust
Series I — Actual	$1,000.00	$1,116.00	$0.64	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	1,115.00	1.71	0.32%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Series NAV — Actual	1,000.00	1,116.40	0.37	0.07%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%[2]
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$1,089.60	$5.85	1.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Series NAV — Actual	1,000.00	1,089.10	5.58	1.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Equity-Income Trust
Series I — Actual	$1,000.00	$1,138.30	$4.47	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,136.70	5.55	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,138.00	4.20	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Financial Services Trust
Series I — Actual	$1,000.00	$1,145.70	$4.87	0.90%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Series II — Actual	1,000.00	1,144.40	5.95	1.10%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Series NAV — Actual	1,000.00	1,146.40	4.60	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Franklin Templeton Founding Allocation Trust
Series I — Actual	$1,000.00	$1,145.00	$0.65	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	1,144.70	1.73	0.32%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Series NAV — Actual	1,000.00	1,144.70	0.38	0.07%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%[2]
Fundamental All Cap Core Trust
Series I — Actual	$1,000.00	$1,217.90	$4.25	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	1,216.30	5.36	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	1,217.50	3.97	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Fundamental Large Cap Value Trust
Series I — Actual	$1,000.00	$1,154.40	$3.96	0.73%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Series II — Actual	1,000.00	1,152.90	5.05	0.93%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series NAV — Actual	1,000.00	1,154.10	3.69	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio
Fundamental Value Trust
Series I — Actual	$1,000.00	$1,165.60	$4.59	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Series II — Actual	1,000.00	1,164.60	5.67	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Series NAV — Actual	1,000.00	1,166.00	4.31	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Global Trust
Series I — Actual	$1,000.00	$1,202.40	$5.27	0.95%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.84	0.95%
Series II — Actual	1,000.00	1,201.20	6.38	1.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.85	1.15%
Series NAV — Actual	1,000.00	1,201.90	4.99	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Health Sciences Trust
Series I — Actual	$1,000.00	$1,261.40	$6.16	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series II — Actual	1,000.00	1,260.00	7.29	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.51	1.28%
Series NAV — Actual	1,000.00	1,262.10	5.87	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
International Core Trust
Series I — Actual	$1,000.00	$1,208.40	$5.96	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series II — Actual	1,000.00	1,206.70	7.06	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%
Series NAV — Actual	1,000.00	1,209.60	5.68	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
International Equity Index Trust B
Series I — Actual	$1,000.00	$1,154.60	$2.06	0.39%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.94	0.39%
Series II — Actual	1,000.00	1,153.80	3.15	0.59%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.96	0.59%
Series NAV — Actual	1,000.00	1,154.40	1.79	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.34%
International Growth Stock Trust
Series I — Actual	$1,000.00	$1,171.40	$5.31	0.97%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series II — Actual	1,000.00	1,170.70	6.40	1.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.96	1.17%
Series NAV — Actual	1,000.00	1,172.20	5.04	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
International Small Company Trust
Series I — Actual	$1,000.00	$1,220.10	$6.49	1.16%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.90	1.16%
Series II — Actual	1,000.00	1,218.20	7.60	1.36%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.92	1.36%
Series NAV — Actual	1,000.00	1,219.70	6.21	1.11%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
International Value Trust
Series I — Actual	$1,000.00	$1,241.70	$5.48	0.97%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series II — Actual	1,000.00	1,240.20	6.61	1.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.95	1.17%
Series NAV — Actual	1,000.00	1,242.20	5.20	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio
Lifestyle Aggressive PS Series
Series I — Actual[3]	$1,000.00	$1,039.10	$0.37	0.22%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%[2]
Series II — Actual[3]	1,000.00	1,038.50	0.72	0.42%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%[2]
Series NAV — Actual[3]	1,000.00	1,039.20	0.29	0.17%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%[2]
Lifestyle Balanced PS Series
Series I — Actual[4]	$1,000.00	$1,017.70	$0.20	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	1,087.30	1.79	0.34%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%[2]
Series NAV — Actual[4]	1,000.00	1,018.20	0.13	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Conservative PS Series
Series I — Actual[4]	$1,000.00	$1,002.00	$0.20	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	1,037.00	1.95	0.38%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.94	0.38%[2]
Series NAV — Actual[4]	1,000.00	1,001.80	0.13	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Growth PS Series
Series I — Actual[4]	$1,000.00	$1,028.80	$0.20	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	1,120.90	1.82	0.34%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%[2]
Series NAV — Actual[4]	1,000.00	1,028.60	0.14	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Moderate PS Series
Series I — Actual[4]	$1,000.00	$1,012.30	$0.20	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	1,070.80	1.88	0.36%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.84	0.36%[2]
Series NAV — Actual[4]	1,000.00	1,012.80	0.13	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Mid Cap Index Trust
Series I — Actual	$1,000.00	$1,162.40	$2.45	0.45%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%
Series II — Actual	1,000.00	1,161.50	3.54	0.65%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series NAV — Actual	1,000.00	1,162.90	2.18	0.40%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$1,183.90	$5.06	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	1,182.60	6.16	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,183.70	4.79	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Mid Value Trust
Series I — Actual	$1,000.00	$1,158.60	$5.39	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series II — Actual	1,000.00	1,158.30	6.47	1.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Series NAV — Actual	1,000.00	1,158.80	5.11	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio
Mutual Shares Trust
Series I — Actual	$1,000.00	$1,139.40	$5.50	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series NAV — Actual	1,000.00	1,139.10	5.23	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Natural Resources Trust
Series I — Actual	$1,000.00	$1,091.30	$5.96	1.13%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.75	1.13%
Series II — Actual	1,000.00	1,091.40	7.01	1.33%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.77	1.33%
Series NAV — Actual	1,000.00	1,092.40	5.70	1.08%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.50	1.08%
Real Estate Securities Trust
Series I — Actual	$1,000.00	$955.10	$3.89	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	953.80	4.88	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	955.30	3.65	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Science & Technology Trust
Series I — Actual	$1,000.00	$1,264.30	$6.16	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series II — Actual	1,000.00	1,262.50	7.30	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.51	1.28%
Series NAV — Actual	1,000.00	1,264.00	5.88	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$1,209.20	$6.40	1.15%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.85	1.15%
Series II — Actual	1,000.00	1,208.20	7.51	1.35%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.87	1.35%
Series NAV — Actual	1,000.00	1,210.00	6.13	1.10%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Small Cap Index Trust
Series I — Actual	$1,000.00	$1,198.20	$2.88	0.52%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%
Series II — Actual	1,000.00	1,196.10	3.99	0.72%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Series NAV — Actual	1,000.00	1,198.60	2.60	0.47%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$1,204.10	$5.67	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series II — Actual	1,000.00	1,203.10	6.77	1.22%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.21	1.22%
Series NAV — Actual	1,000.00	1,204.20	5.39	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Small Cap Value Trust
Series I — Actual	$1,000.00	$1,169.40	$6.12	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series II — Actual	1,000.00	1,168.30	7.21	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	1,169.70	5.85	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Small Company Growth Trust
Series NAV — Actual	$1,000.00	$1,220.10	$5.93	1.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio
Small Company Value Trust
Series I — Actual	$1,000.00	$1,170.80	$5.80	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series II — Actual	1,000.00	1,169.90	6.89	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%
Series NAV — Actual	1,000.00	1,171.20	5.53	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Strategic Equity Allocation Trust
Series NAV — Actual	$1,000.00	$1,165.80	$2.78	0.51%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$1,167.90	$3.06	0.56%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.85	0.56%
Series II — Actual	1,000.00	1,166.40	4.15	0.76%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series NAV — Actual	1,000.00	1,169.20	2.79	0.51%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
U.S. Equity Trust
Series I — Actual	$1,000.00	$1,123.70	$4.44	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,123.00	5.51	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,124.80	4.18	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Utilities Trust
Series I — Actual	$1,000.00	$1,099.60	$5.03	0.95%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series II — Actual	1,000.00	1,098.40	6.08	1.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.85	1.15%
Series NAV — Actual	1,000.00	1,099.40	4.76	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Value Trust
Series I — Actual	$1,000.00	$1,160.50	$4.30	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	1,159.60	5.39	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	1,160.70	4.03	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolios for the period ended 12-31-13 was as follows:

Portfolio	Range	Portfolio	Range
American Funds	0.29% – 0.79%	Lifestyle Balanced PS Series	0.50% – 0.63%
Core Strategy Trust	0.50% – 0.64%	Lifestyle Conservative PS Series	0.50% – 0.63%
Franklin Templeton Founding Allocation Trust	0.85% – 0.97%	Lifestyle Growth PS Series	0.50% – 0.63%
Lifestyle Aggressive PS Series	0.10% – 0.50%	Lifestyle Moderate PS Series	0.50% – 0.63%

[3]	The inception date for Lifestyle Aggressive PS Series is 11-1-13. Expenses are equal to the annualized expense ratio, multiplied by the average account over the period, multiplied by the number of days in the period (61), and divided by 365 (to reflect the period).

[4]	The inception date for Series I and Series NAV shares is 11-1-13. Expenses are equal to the annualized expense ratio, multiplied by the average account over the period, multiplied by the number of days in the period (61), and divided by 365 (to reflect the period).

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust B

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.7%
Consumer Discretionary - 12.1%
Amazon.com, Inc. (I)	65,865	$26,266,303	0.9%
Comcast Corp., Class A	462,842	24,051,585	0.8%
McDonald’s Corp.	176,687	17,143,940	0.6%
The Home Depot, Inc.	250,122	20,595,045	0.7%
The Walt Disney Company	290,262	22,176,017	0.7%
OTHER SECURITIES		257,156,390	8.4%
		367,389,280
Consumer Staples - 9.4%
Altria Group, Inc.	355,215	13,636,704	0.5%
CVS Caremark Corp.	211,388	15,129,039	0.5%
PepsiCo, Inc.	272,356	22,589,207	0.7%
Philip Morris International, Inc.	284,544	24,792,319	0.8%
The Coca-Cola Company	674,466	27,862,190	0.9%
The Procter & Gamble Company	482,800	39,304,748	1.3%
Wal-Mart Stores, Inc.	287,345	22,611,178	0.7%
OTHER SECURITIES		119,984,531	4.0%
		285,909,916
Energy - 10.0%
Chevron Corp.	341,580	42,666,758	1.4%
ConocoPhillips	217,421	15,360,794	0.5%
Exxon Mobil Corp.	775,896	78,520,675	2.6%
Occidental Petroleum Corp.	143,195	13,617,845	0.4%
Schlumberger, Ltd.	233,902	21,076,909	0.7%
OTHER SECURITIES		132,067,558	4.4%
		303,310,539
Financials - 15.5%
American Express Company	163,621	14,845,333	0.5%
Bank of America Corp.	1,894,417	29,496,073	1.0%
Berkshire
Hathaway, Inc., Class B (I)	319,694	37,902,921	1.3%
Citigroup, Inc.	538,682	28,070,719	0.9%
JPMorgan Chase & Company	667,655	39,044,464	1.3%
State Street Corp.	78,005	5,724,787	0.2%
Wells Fargo & Company	851,328	38,650,291	1.3%
OTHER SECURITIES		274,664,509	9.0%
		468,399,097
Health Care - 12.5%
AbbVie, Inc.	282,586	14,923,367	0.5%
Amgen, Inc.	133,949	15,291,618	0.5%
Bristol-Myers Squibb Company	292,455	15,543,983	0.5%
Gilead Sciences, Inc. (I)	272,169	20,453,500	0.7%
Johnson & Johnson	501,146	45,899,962	1.5%
Merck & Company, Inc.	518,970	25,974,449	0.9%
Pfizer, Inc.	1,151,114	35,258,622	1.2%
UnitedHealth Group, Inc.	178,787	13,462,661	0.4%
OTHER SECURITIES		192,714,372	6.3%
		379,522,534
Industrials - 10.6%
3M Company	113,600	15,932,400	0.5%
General Electric Company	1,796,866	50,366,154	1.7%
The Boeing Company	122,801	16,761,108	0.6%
Union Pacific Corp.	81,807	13,743,576	0.5%

500 Index Trust B (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
United Technologies Corp.	149,954	$17,064,765	0.6%
OTHER SECURITIES		206,522,201	6.7%
		320,390,204
Information Technology - 18.0%
Apple, Inc.	159,801	89,665,939	3.0%
Cisco Systems, Inc.	949,557	21,317,555	0.7%
Facebook, Inc., Class A	292,121	15,967,334	0.5%
Google, Inc., Class A (I)	49,841	55,857,307	1.8%
IBM Corp.	181,279	34,002,502	1.1%
Intel Corp.	882,922	22,920,655	0.8%
MasterCard, Inc., Class A	18,387	15,361,603	0.5%
Microsoft Corp.	1,349,243	50,502,165	1.7%
Oracle Corp.	623,276	23,846,540	0.8%
QUALCOMM, Inc.	300,079	22,280,866	0.7%
Visa, Inc., Class A	90,442	20,139,625	0.7%
OTHER SECURITIES		174,040,513	5.7%
		545,902,604
Materials - 3.4%		102,530,681	3.4%

Telecommunication Services - 2.4%
AT&T, Inc.	935,547	32,893,833	1.1%
Verizon Communications, Inc.	508,232	24,974,520	0.8%
OTHER SECURITIES		14,965,670	0.5%
		72,834,023
Utilities - 2.8%		83,439,517	2.8%
TOTAL COMMON STOCKS (Cost $1,729,063,786)		$2,929,628,395

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	2,167,119	21,687,014	0.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,688,970)		$21,687,014

SHORT-TERM INVESTMENTS - 3.6%
Repurchase Agreement - 3.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2013 at
0.000% to be repurchased at
$108,142,000 on 01/02/2014,
collateralized by $125,785,000
U.S. Treasury Bonds, 3.125% due
02/15/2042 (valued at
$110,306,653, including interest)	$108,142,000	$108,142,000	3.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $108,142,000)		$108,142,000
Total Investments (500 Index Trust B)
(Cost $1,858,894,756) - 101.0%		$3,059,457,409	101.0%
Other Assets And Liabilities, Net - (1.0%)		(30,459,923)	(1.0)%
TOTAL NET ASSETS - 100.0%		$3,028,997,486	100.0%

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

All Cap Core Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.7%
Consumer Discretionary - 12.6%
Best Buy Company, Inc.	115,500	$4,606,140	1.2%
Comcast Corp., Class A	140,400	7,295,886	1.9%
GameStop Corp., Class A	95,100	4,684,626	1.2%
Las Vegas Sands Corp.	66,600	5,252,742	1.4%
priceline.com, Inc. (I)	4,300	4,998,320	1.3%
Starwood Hotels &
Resorts Worldwide, Inc.	62,900	4,997,405	1.3%
OTHER SECURITIES		16,043,807	4.3%
		47,878,926
Consumer Staples - 5.9%
Archer-Daniels-Midland Company	119,600	5,190,640	1.4%
Nu Skin Enterprises, Inc., Class A	35,200	4,865,344	1.3%
OTHER SECURITIES		12,177,284	3.2%
		22,233,268
Energy - 9.0%
ConocoPhillips	80,500	5,687,325	1.5%
Helmerich & Payne, Inc.	45,800	3,850,864	1.0%
Marathon Petroleum Corp.	59,000	5,412,070	1.4%
SM Energy Company	46,300	3,847,993	1.0%
Valero Energy Corp.	106,400	5,362,560	1.4%
OTHER SECURITIES		10,015,181	2.7%
		34,175,993
Financials - 19.2%
Capital One Financial Corp.	74,000	5,669,140	1.5%
Comerica, Inc.	76,800	3,651,072	1.0%
JPMorgan Chase & Company	114,600	6,701,808	1.8%
KeyCorp	366,300	4,915,746	1.3%
McGraw-Hill Financial, Inc.	63,300	4,950,060	1.3%
PartnerRe, Ltd.	47,700	5,029,011	1.3%
The Allstate Corp.	68,200	3,719,628	1.0%
OTHER SECURITIES		38,290,578	10.0%
		72,927,043
Health Care - 14.2%
Biogen Idec, Inc. (I)	15,700	4,392,075	1.2%
Cardinal Health, Inc.	75,700	5,057,517	1.3%
Celgene Corp. (I)	30,600	5,170,176	1.4%
Cigna Corp.	46,200	4,041,576	1.1%
Endo Health Solutions, Inc. (I) (L)	63,400	4,276,964	1.1%
Johnson & Johnson	89,500	8,197,305	2.2%
McKesson Corp.	22,700	3,663,780	1.0%
WellPoint, Inc.	54,900	5,072,211	1.3%
OTHER SECURITIES		14,097,204	3.6%
		53,968,808
Industrials - 11.8%
Alliant Techsystems, Inc.	38,600	4,696,848	1.2%
Huntington Ingalls Industries, Inc.	55,700	5,013,557	1.3%
Lockheed Martin Corp.	37,000	5,500,420	1.4%
ManpowerGroup, Inc.	56,500	4,851,090	1.3%
Northrop Grumman Corp.	45,600	5,226,216	1.4%
Raytheon Company	42,200	3,827,540	1.0%
Southwest Airlines Company	261,800	4,932,312	1.3%
The Boeing Company	27,200	3,712,528	1.0%
OTHER SECURITIES		6,980,836	1.9%
		44,741,347
Information Technology - 18.6%
AOL, Inc. (I)	102,000	4,755,240	1.3%
Apple, Inc.	13,726	7,701,796	2.0%
CA, Inc.	147,100	4,949,915	1.3%
Computer Sciences Corp.	88,600	4,950,968	1.3%

All Cap Core Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information Technology (continued)
First Solar, Inc. (I)	82,400	$4,502,336	1.2%
Fiserv, Inc. (I)	85,600	5,054,680	1.3%
FleetCor Technologies, Inc. (I)	40,300	4,721,951	1.2%
Hewlett-Packard Company	204,200	5,713,516	1.5%
Lexmark
International, Inc., Class A (L)	127,400	4,525,248	1.2%
Western Digital Corp.	60,300	5,059,170	1.3%
OTHER SECURITIES		18,564,547	5.0%
		70,499,367
Materials - 3.1%
Packaging Corp. of America	75,600	4,783,968	1.3%
OTHER SECURITIES		7,108,828	1.8%
		11,892,796
Telecommunication Services - 1.7%
Verizon Communications, Inc.	125,700	6,176,898	1.6%
OTHER SECURITIES		202,134	0.1%
		6,379,032
Utilities - 3.6%
Ameren Corp.	124,700	4,509,152	1.2%
Edison International	101,000	4,676,300	1.2%
OTHER SECURITIES		4,405,973	1.2%
		13,591,425
TOTAL COMMON STOCKS (Cost $334,465,008)		$378,288,005

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock Collateral
Investment Trust,
0.1556% (W) (Y)	935,561	9,362,441	2.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,363,000)		$9,362,441

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%		918,187	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $918,187)		$918,187
Total Investments (All Cap Core Trust)
(Cost $344,746,195) - 102.4%		$388,568,633	102.4%
Other Assets And Liabilities, Net - (2.4%)		(9,070,308)	(2.4)%
TOTAL NET ASSETS - 100.0%		$379,498,325	100.0%

Alpha Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.4%
Consumer Discretionary - 19.1%
Advance Auto Parts, Inc.	51,180	$5,664,602	0.6%
Bloomin’ Brands, Inc. (I)	251,095	6,028,791	0.7%
Groupon, Inc. (I)	515,786	6,070,801	0.7%
Lennar Corp., Class A	213,109	8,430,592	0.9%
Lowe’s Companies, Inc.	231,600	11,475,780	1.3%
Omnicom Group, Inc.	69,140	5,141,942	0.6%
priceline.com, Inc. (I)	8,824	10,257,018	1.1%
PulteGroup, Inc.	283,332	5,771,473	0.6%
TripAdvisor, Inc. (I)	66,436	5,502,894	0.6%
Whirlpool Corp.	35,565	5,578,726	0.6%

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
OTHER SECURITIES		$105,262,878	11.4%
		175,185,497
Consumer Staples - 4.2%
Anheuser-Busch InBev NV	22,715	2,415,426	0.3%
Anheuser-Busch InBev NV, ADR	36,225	3,856,514	0.4%
Diageo PLC	170,117	5,637,434	0.6%
OTHER SECURITIES		26,832,419	2.9%
		38,741,793
Energy - 6.6%
Cobalt International Energy, Inc. (I)	447,340	7,358,743	0.8%
Pioneer Natural Resources Company	62,456	11,496,276	1.3%
OTHER SECURITIES		41,944,221	4.5%
		60,799,240
Financials - 11.4%
American International Group, Inc.	191,952	9,799,150	1.1%
BlackRock, Inc.	29,502	9,336,498	1.0%
M&T Bank Corp. (L)	45,130	5,254,035	0.6%
Markel Corp. (I)	10,377	6,022,292	0.7%
Marsh &
McLennan Companies, Inc.	106,535	5,152,033	0.6%
PNC Financial Services Group, Inc.	100,113	7,766,767	0.8%
Wells Fargo & Company	179,737	8,160,060	0.9%
OTHER SECURITIES		52,373,562	5.7%
		103,864,397
Health Care - 14.8%
AstraZeneca PLC	67,726	4,017,977	0.4%
AstraZeneca PLC, ADR	148,730	8,830,100	1.0%
Bristol-Myers Squibb Company	315,193	16,752,508	1.8%
Cardinal Health, Inc.	94,684	6,325,838	0.7%
Johnson & Johnson	91,895	8,416,663	0.9%
Merck & Company, Inc.	349,839	17,509,442	1.9%
Roche Holding AG	28,643	8,023,654	0.9%
OTHER SECURITIES		65,361,847	7.2%
		135,238,029
Industrials - 15.5%
American Airlines Group, Inc. (I)(L)	207,060	5,228,265	0.6%
Armstrong World Industries, Inc. (I)	193,821	11,166,028	1.2%
DigitalGlobe, Inc. (I)	190,368	7,833,643	0.9%
HD Supply Holdings, Inc. (I)	243,653	5,850,109	0.6%
IHS, Inc., Class A (I)	59,026	7,065,412	0.8%
Owens Corning (I)	184,496	7,512,677	0.8%
United Parcel Service, Inc., Class B	75,791	7,964,118	0.9%
OTHER SECURITIES		89,672,343	9.7%
		142,292,595
Information Technology - 20.1%
Activision Blizzard, Inc.	441,821	7,877,668	0.9%
Akamai Technologies, Inc. (I)	132,459	6,249,416	0.7%
Autodesk, Inc. (I)	108,462	5,458,892	0.6%
Cadence Design Systems, Inc. (I)(L)	400,906	5,620,702	0.6%
Cisco Systems, Inc.	356,283	7,998,553	0.9%
Concur Technologies, Inc. (I)(L)	63,978	6,601,250	0.7%
EMC Corp.	279,552	7,030,733	0.8%
LinkedIn Corp., Class A (I)	27,642	5,993,615	0.7%
Micron Technology, Inc. (I)	405,163	8,816,347	1.0%
Microsoft Corp.	373,885	13,994,516	1.5%
Oracle Corp.	150,735	5,767,121	0.6%
SunEdison, Inc. (I)	526,348	6,868,841	0.8%
Yahoo!, Inc. (I)	237,125	9,589,335	1.0%

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information Technology (continued)
OTHER SECURITIES		$85,879,926	9.3%
		183,746,915
Materials - 4.5%
Norbord, Inc.	182,155	5,806,325	0.6%
OTHER SECURITIES		35,569,151	3.9%
		41,375,476
Telecommunication Services - 0.5%		4,373,443	0.5%
Utilities - 0.7%
UGI Corp.	137,602	5,704,979	0.6%
OTHER SECURITIES		429,077	0.1%
		6,134,056
TOTAL COMMON STOCKS (Cost $747,255,197)		$891,751,441
Warrants 0.2%		1,526,303	0.2%
TOTAL WARRANTS (Cost $1,211,571)		$1,526,303

SECURITIES LENDING COLLATERAL - 6.5%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	5,904,204	59,085,145	6.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $59,088,581)		$59,085,145

SHORT-TERM INVESTMENTS - 0.9%
Repurchase Agreement - 0.9%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/13 at
0.030% to be repurchased at
$8,700,015 on 01/02/2014,
collateralized by $5,330,000
Federal Home Loan Bank,
0.375% due 12/30/2015 (valued at
$5,321,048, including interest)
and $3,728,464 Federal Home
Loan Mortgage Corp., 3.000%
due 03/01/2043 (valued at
$3,554,904, including interest)	$8,700,000	$8,700,000	0.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $8,700,000)		$8,700,000
Total Investments (Alpha Opportunities Trust)
(Cost $816,255,349) - 105.0%		$961,062,889	105.0%
Other Assets And Liabilities, Net - (5.0%)		(45,414,902)	(5.0)%
TOTAL NET ASSETS - 100.0%		$915,647,987	100.0%

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

American Asset Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation
Fund - Class 1	81,098,925	$1,823,914,816	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $1,063,319,308)		$1,823,914,816
Total Investments (American Asset Allocation Trust)
(Cost $1,063,319,308) - 100.0%		$1,823,914,816	100.0%
Other Assets And Liabilities, Net - 0.0%		(33,816)	0.0%
TOTAL NET ASSETS - 100.0%		$1,823,881,000	100.0%

American Global Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth
Fund - Class 1	9,235,008	$278,066,081	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $201,753,275)		$278,066,081
Total Investments (American Global Growth Trust)
(Cost $201,753,275) - 100.0%		$278,066,081	100.0%
Other Assets And Liabilities, Net - 0.0%		(41,159)	0.0%
TOTAL NET ASSETS - 100.0%		$278,024,922	100.0%

American Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	14,590,546	$1,145,941,480	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $679,920,890)		$1,145,941,480
Total Investments (American Growth Trust)
(Cost $679,920,890) - 100.0%		$1,145,941,480	100.0%
Other Assets And Liabilities, Net - 0.0%		(29,493)	0.0%
TOTAL NET ASSETS - 100.0%		$1,145,911,987	100.0%

American Growth-Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income
Fund - Class 1	27,145,202	$1,376,804,641	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $817,417,263)		$1,376,804,641
Total Investments (American Growth-Income Trust)
(Cost $817,417,263) - 100.0%		$1,376,804,641	100.0%
Other Assets And Liabilities, Net - 0.0%		(34,590)	0.0%
TOTAL NET ASSETS - 100.0%		$1,376,770,051	100.0%

American International Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International
Fund - Class 1	33,203,876	$704,586,257	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $529,308,178)		$704,586,257
Total Investments (American International Trust)
(Cost $529,308,178) - 100.0%		$704,586,257	100.0%
Other Assets And Liabilities, Net - 0.0%		(27,822)	0.0%
TOTAL NET ASSETS - 100.0%		$704,558,435	100.0%

American New World Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	3,222,223	$80,813,350	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $69,444,074)		$80,813,350
Total Investments (American New World Trust)
(Cost $69,444,074) - 100.0%		$80,813,350	100.0%
Other Assets And Liabilities, Net - 0.0%		(25,243)	0.0%
TOTAL NET ASSETS - 100.0%		$80,788,107	100.0%

Blue Chip Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.6%
Consumer Discretionary - 27.1%
Amazon.com, Inc. (I)	258,689	$103,162,586	5.3%
Chipotle Mexican Grill, Inc. (I)	42,300	22,536,594	1.2%
Discovery
Communications, Inc., Series C (I)	311,900	26,155,934	1.3%
Las Vegas Sands Corp.	426,400	33,630,168	1.7%

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Lowe’s Companies, Inc.	371,800	$18,422,690	0.9%
Netflix, Inc. (I)	36,300	13,364,571	0.7%
O’Reilly Automotive, Inc. (I)	130,600	16,809,526	0.9%
priceline.com, Inc. (I)	56,100	65,210,640	3.3%
Starbucks Corp.	456,000	35,745,840	1.8%
Starwood Hotels &
Resorts Worldwide, Inc.	246,200	19,560,590	1.0%
The Home Depot, Inc.	246,800	20,321,512	1.0%
Wynn Resorts, Ltd.	71,800	13,944,278	0.7%
OTHER SECURITIES		141,875,519	7.3%
		530,740,448
Consumer Staples - 2.5%
Whole Foods Market, Inc.	233,900	13,526,437	0.7%
OTHER SECURITIES		34,824,156	1.8%
		48,350,593
Energy - 4.0%
Pioneer Natural Resources Company	134,300	24,720,601	1.3%
Range Resources Corp.	188,092	15,858,037	0.8%
Schlumberger, Ltd.	147,492	13,290,504	0.7%
OTHER SECURITIES		23,904,203	1.2%
		77,773,345
Financials - 7.4%
American Express Company	267,052	24,229,628	1.2%
Franklin Resources, Inc.	336,095	19,402,764	1.0%
Invesco, Ltd.	552,800	20,121,920	1.0%
Morgan Stanley	431,200	13,522,432	0.7%
State Street Corp.	221,607	16,263,738	0.8%
OTHER SECURITIES		51,859,144	2.7%
		145,399,626
Health Care - 14.4%
Alexion Pharmaceuticals, Inc. (I)	146,100	19,440,066	1.0%
Biogen Idec, Inc. (I)	145,200	40,619,700	2.1%
Celgene Corp. (I)	218,900	36,985,344	1.9%
Gilead Sciences, Inc. (I)	839,200	63,065,880	3.2%
McKesson Corp.	264,600	42,706,440	2.2%
Regeneron Pharmaceuticals, Inc. (I)	52,400	14,422,576	0.7%
Thermo Fisher Scientific, Inc.	198,800	22,136,380	1.1%
OTHER SECURITIES		43,303,331	2.2%
		282,679,717
Industrials - 13.5%
Danaher Corp.	711,326	54,914,367	2.8%
FedEx Corp.	104,600	15,038,342	0.8%
Kansas City Southern	127,800	15,825,474	0.8%
Precision Castparts Corp.	160,500	43,222,650	2.2%
The Boeing Company	243,800	33,276,262	1.7%
Union Pacific Corp.	107,300	18,026,400	0.9%
OTHER SECURITIES		83,501,979	4.3%
		263,805,474
Information Technology - 24.4%
Apple, Inc.	59,200	33,217,712	1.7%
Baidu, Inc., ADR (I)	164,500	29,261,260	1.5%
Cognizant Technology
Solutions Corp., Class A (I)	186,700	18,852,966	1.0%
eBay, Inc. (I)	383,978	21,076,552	1.1%
Facebook, Inc., Class A	579,108	31,654,043	1.6%
Google, Inc., Class A (I)	102,466	114,834,671	5.9%
LinkedIn Corp., Class A (I)	62,000	13,443,460	0.7%
MasterCard, Inc., Class A	80,700	67,421,622	3.4%
QUALCOMM, Inc.	309,577	22,986,092	1.2%

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
Salesforce.com, Inc. (I)(L)	402,600	$22,219,494	1.1%
Tencent Holdings, Ltd.	249,400	15,949,069	0.8%
Visa, Inc., Class A	188,800	42,041,984	2.1%
OTHER SECURITIES		44,003,457	2.3%
		476,962,382
Materials - 4.3%
Ecolab, Inc.	226,700	23,638,009	1.2%
Praxair, Inc.	166,800	21,689,004	1.1%
The Sherwin-Williams Company	124,000	22,754,000	1.2%
OTHER SECURITIES		15,690,931	0.8%
		83,771,944
Telecommunication Services - 2.0%
American Tower Corp.	436,738	34,860,427	1.8%
OTHER SECURITIES		4,975,468	0.2%
		39,835,895
TOTAL COMMON STOCKS (Cost $1,090,266,187)		$1,949,319,424

SECURITIES LENDING COLLATERAL - 2.2%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	4,280,682	42,838,068	2.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $42,840,548)		$42,838,068

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%		5,475,715	0.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $5,475,715)		$5,475,715
Total Investments (Blue Chip Growth Trust)
(Cost $1,138,582,450) - 102.1%		$1,997,633,207	102.1%
Other Assets And Liabilities, Net - (2.1%)		(41,286,517)	(2.1)%
TOTAL NET ASSETS - 100.0%		$1,956,346,690	100.0%

Capital Appreciation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.5%
Consumer Discretionary - 26.6%
Amazon.com, Inc. (I)	105,059	$41,896,479	3.7%
Chipotle Mexican Grill, Inc. (I)	21,804	11,616,734	1.0%
Discovery
Communications, Inc., Class A (I)	161,450	14,598,309	1.3%
Dunkin’ Brands Group, Inc. (L)	246,376	11,875,323	1.0%
Inditex SA	132,578	21,890,092	1.9%
Luxottica Group SpA	229,310	12,289,036	1.1%
Michael Kors Holdings, Ltd. (I)	130,340	10,582,305	0.9%
Netflix, Inc. (I)	31,722	11,679,089	1.0%
NIKE, Inc., Class B	274,382	21,577,400	1.9%
priceline.com, Inc. (I)	27,043	31,434,783	2.8%
Starbucks Corp.	183,283	14,367,553	1.3%
The Swatch Group AG, ADR (L)	326,215	10,830,338	1.0%
The Walt Disney Company	284,603	21,743,669	1.9%
TJX Companies, Inc.	352,753	22,480,949	2.0%
OTHER SECURITIES		41,905,450	3.8%
		300,767,509

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Staples - 7.9%
Costco Wholesale Corp.	169,995	$20,231,105	1.8%
Diageo PLC, ADR	85,872	11,371,170	1.0%
Mondelez International, Inc., Class A	468,902	16,552,241	1.5%
The Estee Lauder
Companies, Inc., Class A	211,137	15,902,839	1.4%
Whole Foods Market, Inc.	261,603	15,128,501	1.3%
OTHER SECURITIES		10,340,624	0.9%
		89,526,480
Energy - 3.8%
Concho Resources, Inc. (I)	128,376	13,864,608	1.2%
EOG Resources, Inc.	76,580	12,853,187	1.1%
OTHER SECURITIES		16,771,920	1.5%
		43,489,715
Financials - 2.1%
The Goldman Sachs Group, Inc.	89,540	15,871,860	1.4%
OTHER SECURITIES		7,876,158	0.7%
		23,748,018
Health Care - 19.2%
Abbott Laboratories	415,580	15,929,181	1.4%
Alexion Pharmaceuticals, Inc. (I)	133,713	17,791,852	1.6%
Allergan, Inc.	167,094	18,560,802	1.6%
Biogen Idec, Inc. (I)	98,546	27,568,244	2.4%
Bristol-Myers Squibb Company	432,733	22,999,759	2.0%
Celgene Corp. (I)	100,572	16,992,645	1.5%
Express Scripts Holding Company (I)	162,522	11,415,545	1.0%
Gilead Sciences, Inc. (I)	261,745	19,670,137	1.7%
Illumina, Inc. (I)	151,969	16,810,811	1.5%
Novo Nordisk A/S, ADR (L)	95,259	17,600,053	1.6%
Perrigo Company PLC (L)	78,844	12,099,400	1.1%
Vertex Pharmaceuticals, Inc. (I)	180,632	13,420,958	1.2%
OTHER SECURITIES		6,636,980	0.6%
		217,496,367
Industrials - 8.4%
Precision Castparts Corp.	83,962	22,610,967	2.0%
The Boeing Company	181,019	24,707,283	2.2%
Union Pacific Corp.	74,838	12,572,784	1.1%
United Technologies Corp.	152,326	17,334,699	1.5%
OTHER SECURITIES		17,529,586	1.6%
		94,755,319
Information Technology - 28.3%
Adobe Systems, Inc. (I)	186,385	11,160,734	1.0%
Apple, Inc.	71,752	40,260,765	3.6%
Facebook, Inc., Class A	407,766	22,288,490	2.0%
Google, Inc., Class A (I)	44,834	50,245,912	4.4%
LinkedIn Corp., Class A (I)	90,281	19,575,629	1.7%
MasterCard, Inc., Class A	60,906	50,884,527	4.5%
Red Hat, Inc. (I)	259,107	14,520,356	1.3%
Salesforce.com, Inc. (I)	339,459	18,734,742	1.7%
Splunk, Inc. (I)	164,438	11,291,957	1.0%
Visa, Inc., Class A	124,581	27,741,697	2.4%
VMware, Inc., Class A (I)	156,329	14,024,275	1.2%
OTHER SECURITIES		39,917,390	3.5%
		320,646,474
Materials - 2.3%
Monsanto Company	224,183	26,128,529	2.3%
Telecommunication Services - 0.9%		9,989,952	0.9%
TOTAL COMMON STOCKS (Cost $736,076,774)		$1,126,548,363

Capital Appreciation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SECURITIES LENDING COLLATERAL - 4.4%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	5,047,303	50,509,876	4.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $50,512,347)		$50,509,876
Total Investments (Capital Appreciation Trust)
(Cost $786,589,121) - 103.9%		$1,177,058,239	103.9%
Other Assets And Liabilities, Net - (3.9%)		(44,419,775)	(3.9)%
TOTAL NET ASSETS - 100.0%		$1,132,638,464	100.0%

Capital Appreciation Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 65.8%
Consumer Discretionary - 7.6%
AutoZone, Inc. (I)	16,600	$7,933,804	2.2%
Delphi Automotive PLC	63,200	3,800,206	1.0%
Dollar Tree, Inc. (I)	49,100	2,770,222	0.8%
Lowe’s Companies, Inc.	53,000	2,626,150	0.7%
O’Reilly Automotive, Inc. (I)	26,500	3,410,815	0.9%
TRW Automotive Holdings Corp. (I)	40,500	3,012,795	0.8%
OTHER SECURITIES		4,319,396	1.2%
		27,873,388
Consumer Staples - 7.1%
General Mills, Inc.	96,200	4,801,342	1.3%
Mondelez
International, Inc., Class A	97,600	3,445,280	0.9%
Nestle SA	77,892	5,708,706	1.6%
Philip Morris International, Inc. (D)	45,100	3,929,563	1.1%
The Procter &
Gamble Company (D)	68,937	5,612,161	1.5%
OTHER SECURITIES		2,415,532	0.7%
		25,912,584
Energy - 2.0%
Apache Corp.	33,400	2,870,396	0.8%
Range Resources Corp.	21,317	1,797,236	0.5%
OTHER SECURITIES		2,497,698	0.7%
		7,165,330
Financials - 10.9%
Invesco, Ltd.	86,900	3,163,160	0.9%
JPMorgan Chase & Company (D)	65,000	3,801,200	1.0%
Marsh &
McLennan Companies, Inc.	186,700	9,028,812	2.5%
State Street Corp.	97,900	7,184,881	2.0%
TD Ameritrade Holding Corp.	236,500	7,246,360	2.0%
U.S. Bancorp (D)	83,700	3,381,480	0.9%
XL Group PLC	110,137	3,506,762	1.0%
OTHER SECURITIES		2,228,520	0.6%
		39,541,175
Health Care - 12.0%
Allergan, Inc.	49,100	5,454,028	1.5%
DENTSPLY International, Inc.	77,100	3,737,808	1.0%
Pfizer, Inc. (D)	195,384	5,984,612	1.6%
Thermo Fisher Scientific, Inc.	115,200	12,827,520	3.5%
UnitedHealth Group, Inc.	116,900	8,802,570	2.4%
Zoetis, Inc.	57,591	1,882,650	0.5%

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care (continued)
OTHER SECURITIES		$4,917,345	1.5%
		43,606,533
Industrials - 9.8%
Danaher Corp.	182,500	14,089,000	3.9%
Iron Mountain, Inc.	79,000	2,397,650	0.7%
The Boeing Company	20,700	2,825,343	0.8%
Tyco International, Ltd.	76,000	3,119,040	0.9%
United Technologies Corp. (D)	100,800	11,471,040	3.1%
OTHER SECURITIES		1,797,407	0.4%
		35,699,480
Information Technology - 7.8%
Fiserv, Inc. (I)	165,800	9,790,490	2.7%
Google, Inc., Class A (I)	3,900	4,370,769	1.2%
NXP Semiconductor NV (I)	72,800	3,343,704	0.9%
TE Connectivity, Ltd.	59,600	3,284,556	0.9%
Texas Instruments, Inc.	114,400	5,023,304	1.4%
OTHER SECURITIES		2,552,723	0.7%
		28,365,546
Telecommunication Services - 3.1%
American Tower Corp.	61,000	4,869,020	1.3%
Crown Castle International Corp. (I)	63,900	4,692,177	1.3%
OTHER SECURITIES		1,778,832	0.5%
		11,340,029
Utilities - 5.5%
Entergy Corp.	57,800	3,657,006	1.0%
PG&E Corp.	178,300	7,181,924	2.0%
Xcel Energy, Inc.	210,600	5,884,164	1.6%
OTHER SECURITIES		3,495,846	0.9%
		20,218,940
TOTAL COMMON STOCKS (Cost $185,079,203)		$239,723,005

PREFERRED SECURITIES - 0.3%
Financials - 0.2%		778,750	0.2%
Utilities - 0.1%		301,500	0.1%
TOTAL PREFERRED SECURITIES (Cost $1,100,000)		$1,080,250

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 6.1%
U.S. Government - 6.1%
1.250%, 11/30/2018	$3,000,000	$2,934,141	0.8%
2.500%, 08/15/2023	7,350,000	7,045,093	1.9%
2.750%, 11/15/2023	12,550,000	12,255,853	3.4%
		22,235,087
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $22,368,225)		$22,235,087

CORPORATE BONDS - 13.1%
Consumer Discretionary - 2.8%		10,191,305	2.8%
Consumer Staples - 1.0%		3,788,808	1.0%
Energy - 3.2%
Range Resources Corp.
5.000%, 08/15/2022
to 03/15/2023	2,000,000	1,961,750	0.5%
OTHER SECURITIES		9,564,765	2.7%
		11,526,515

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials - 1.1%		$4,136,190	1.1%
Health Care - 0.4%		1,504,122	0.4%
Industrials - 2.1%		7,649,096	2.1%
Information Technology - 0.1%		489,500	0.1%
Materials - 0.3%		1,060,861	0.3%
Telecommunication Services - 1.7%		6,072,636	1.7%
Utilities - 0.4%		1,524,648	0.4%
TOTAL CORPORATE BONDS (Cost $47,062,514)		$47,943,681

CONVERTIBLE BONDS - 0.4%
Industrials - 0.4%		1,338,656	0.4%
TOTAL CONVERTIBLE BONDS (Cost $880,462)		$1,338,656

TERM LOANS (M) - 7.8%
Consumer Discretionary - 1.3%		4,734,475	1.3%
Consumer Staples - 4.2%
Dunkin’ Brands, Inc.
3.750%, 02/14/2020	$9,300,185	9,326,755	2.6%
HJ Heinz Company
3.500%, 06/05/2020	4,651,625	4,683,321	1.3%
OTHER SECURITIES		1,242,539	0.3%
		15,252,615
Energy - 0.1%		191,938	0.1%
Health Care - 0.1%		323,757	0.1%
Telecommunication Services - 2.1%
Crown Castle Operating Company
3.250%, 01/31/2019	2,826,294	2,825,330	0.8%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	3,595,968	3,621,816	1.0%
OTHER SECURITIES		1,381,896	0.3%
		7,829,042
TOTAL TERM LOANS (Cost $28,294,480)		$28,331,827

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.7%
U.S. Government Agency - 1.7%		6,225,423	1.7%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,255,184)		$6,225,423
Asset Backed Securities 0.6%		2,317,584	0.6%
TOTAL ASSET BACKED
SECURITIES (Cost $2,309,979)		$2,317,584

SHORT-TERM INVESTMENTS - 3.3%
Money Market Funds - 3.3%
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	11,866,676	11,866,676	3.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $11,866,676)		$11,866,676
Total Investments (Capital Appreciation Value Trust)
(Cost $305,216,723) - 99.1%		$361,062,189	99.1%
Other Assets And Liabilities, Net - 0.9%		3,400,995	0.9%
TOTAL NET ASSETS - 100.0%		$364,463,184	100.0%

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Strategy Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 0.0%
Consumer Discretionary - 0.0%
Urbi Desarrollos Urbanos
SAB de CV (I)	6,600	$794	0.0%
Consumer Staples - 0.0%
Chaoda Modern
Agriculture Holdings, Ltd. (I)	28,480	3,274	0.0%
Energy - 0.0%
Overseas Shipholding Group, Inc. (I)	400	3,060	0.0%
Financials - 0.0%
Irish Bank Resolution Corp., Ltd. (I)	3,621	0	0.0%
SNS REAAL NV (I)	1,920	0	0.0%
Health Care - 0.0%
MedCath Corp. (I)	500	686	0.0%
Industrials - 0.0%
Huron Consulting Group, Inc. (I)	5	314	0.0%
Virgin Australia
Holdings, Ltd. (U.S. Exchange) (I)	16,061	72	0.0%
Materials - 0.0%
China Metal
Recycling Holdings, Ltd. (I)	7,800	0	0.0%
Gunns, Ltd. (I)	11,709	0	0.0%
Kagara, Ltd. (I)	15,000	1,608	0.0%
Timminco, Ltd. (I)	300	1	0.0%
TOTAL COMMON STOCKS (Cost $137,457)		$9,809

INVESTMENT COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Bond Trust, Series NAV
(John Hancock) (A)(1)	90,081,713	1,197,185,965	29.4%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	171,035,294	2,881,944,697	70.6%
TOTAL INVESTMENT
COMPANIES (Cost $3,933,497,718)		$4,079,130,662
Total Investments (Core Strategy Trust)
(Cost $3,933,635,175) - 100.0%		$4,079,140,471	100.0%
Other Assets And Liabilities, Net - 0.0%		368,535	0.0%
TOTAL NET ASSETS - 100.0%		$4,079,509,006	100.0%

Emerging Markets Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.9%
Australia - 0.0%		$192,677	0.0%
Brazil - 7.2%
Banco Santander
Brasil SA, ADR (I)(L)	1,309,081	7,985,386	0.7%
Fibria Celulose SA (I)	94,998	1,112,602	0.1%
Fibria Celulose SA, ADR (I)(L)	311,742	3,641,147	0.3%
Gerdau SA	169,029	1,080,402	0.1%
Gerdau SA, ADR (L)	934,098	7,323,328	0.7%
JBS SA	1,268,123	4,723,263	0.4%
Petroleo Brasileiro SA	788,718	5,357,962	0.5%
Petroleo Brasileiro SA, ADR (L)	935,108	12,885,788	1.2%
Petroleo Brasileiro SA,
ADR, Class A (L)	1,293,396	18,999,987	1.8%

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Brazil (continued)
Usinas Siderurgicas de
Minas Gerais SA (I)	319,300	$1,681,793	0.2%
Vale SA	222,200	3,360,518	0.3%
OTHER SECURITIES		10,141,739	0.9%
		78,293,915
Chile - 1.6%
Empresas CMPC SA	1,859,023	4,527,276	0.4%
Enersis SA, ADR (L)	559,081	8,380,624	0.8%
OTHER SECURITIES		4,596,329	0.4%
		17,504,229
China - 10.7%
Agricultural Bank of China, Ltd.,
H Shares	11,169,000	5,509,598	0.5%
Bank of China, Ltd., H Shares	64,081,694	29,581,615	2.7%
Bank of Communications
Company, Ltd., H Shares	7,526,876	5,316,728	0.5%
China Petroleum &
Chemical Corp., ADR (L)	190,927	15,688,472	1.4%
China Petroleum & Chemical Corp.,
H Shares (L)	5,417,670	4,445,339	0.4%
OTHER SECURITIES		55,728,783	5.2%
		116,270,535
Colombia - 0.2%		2,031,076	0.2%
Czech Republic - 0.3%		2,712,768	0.3%
Hong Kong - 4.5%
China Unicom Hong Kong, Ltd.	4,504,000	6,758,199	0.6%
China Unicom Hong
Kong, Ltd., ADR (L)	214,448	3,229,587	0.3%
OTHER SECURITIES		38,606,715	3.6%
		48,594,501
Hungary - 0.5%
OTP Bank PLC	282,692	5,370,933	0.5%
OTHER SECURITIES		161,146	0.0%
		5,532,079
India - 7.0%
Reliance Industries, Ltd.	666,535	9,648,476	0.9%
Reliance Industries, Ltd., GDR (S)	349,881	10,182,338	0.9%
OTHER SECURITIES		56,020,664	5.2%
		75,851,478
Indonesia - 2.2%		23,567,656	2.2%
Israel - 0.0%		26,285	0.0%
Malaysia - 4.5%
AMMB Holdings BHD	2,200,162	4,868,822	0.4%
OTHER SECURITIES		44,079,482	4.1%
		48,948,304
Mexico - 6.3%
Alfa SAB de CV, Class A	1,751,568	4,936,829	0.5%
Cemex SAB de CV, ADR (I)(L)	1,366,514	16,165,861	1.5%
Grupo Financiero Banorte SAB
de CV, Series O	2,397,900	16,775,107	1.6%
Organizacion Soriana SAB
de CV, Series B (I)	1,587,300	5,713,867	0.5%
OTHER SECURITIES		24,919,887	2.2%
		68,511,551

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Philippines - 0.9%		$9,360,408	0.9%
Poland - 2.0%
PGE SA	828,765	4,463,214	0.4%
Polski Koncern Naftowy Orlen SA	472,808	6,428,139	0.6%
OTHER SECURITIES		10,520,597	1.0%
		21,411,950
Russia - 5.7%
Gazprom OAO, ADR	6,474,729	55,484,536	5.1%
Lukoil OAO, ADR	71,430	4,468,458	0.4%
OTHER SECURITIES		1,985,907	0.2%
		61,938,901
South Africa - 7.0%
Barclays Africa Group, Ltd.	383,490	4,841,690	0.4%
Impala Platinum Holdings, Ltd.	385,020	4,526,506	0.4%
Nedbank Group, Ltd.	282,400	5,662,209	0.5%
Standard Bank Group, Ltd.	1,033,577	12,771,038	1.2%
Steinhoff International Holdings, Ltd.	1,892,115	8,152,323	0.8%
OTHER SECURITIES		39,273,255	3.7%
		75,227,021
South Korea - 16.8%
Hana Financial Group, Inc.	329,548	13,731,386	1.3%
Hyundai Steel Company	54,387	4,459,098	0.4%
KB Financial Group, Inc.	62,198	2,514,036	0.2%
KB Financial Group, Inc., ADR (I)	341,648	13,840,160	1.3%
LG Corp.	77,528	4,709,069	0.4%
LG Display
Company, Ltd., ADR (I)(L)	517,007	6,276,465	0.6%
LG Electronics, Inc.	127,442	8,240,522	0.8%
Lotte Shopping Company, Ltd.	12,948	4,959,958	0.5%
POSCO	45,501	14,158,199	1.3%
POSCO, ADR	71,464	5,574,192	0.5%
Samsung SDI Company, Ltd.	39,287	6,048,944	0.6%
Shinhan Financial Group
Company, Ltd., ADR (I)(L)	390,336	17,838,355	1.6%
Shinhan Financial
Group Company, Ltd.	136,367	6,122,172	0.6%
SK Holdings Company, Ltd.	35,524	6,440,651	0.6%
SK Innovation Company, Ltd.	42,343	5,693,227	0.5%
Woori Finance
Holdings Company, Ltd.	424,357	5,360,807	0.5%
Woori Finance Holdings
Company, Ltd., ADR (I)	100	3,833	0.0%
OTHER SECURITIES		56,209,711	5.1%
		182,180,785
Taiwan - 15.1%
Fubon Financial
Holding Company, Ltd.	4,495,649	6,593,466	0.6%
Mega Financial
Holding Company, Ltd.	11,907,098	10,039,256	0.9%
SinoPac Financial
Holdings Company, Ltd.	9,509,270	4,750,542	0.4%
Taiwan Cement Corp.	3,198,983	4,974,126	0.5%
United Microelectronics Corp.	16,156,794	6,748,613	0.6%
OTHER SECURITIES		129,930,488	12.1%
		163,036,491
Thailand - 2.8%
Bangkok Bank PCL (L)	1,038,900	5,658,968	0.5%
Bangkok Bank PCL, Foreign Shares	145,000	789,151	0.1%
PTT Global Chemical PCL	2,204,600	5,300,164	0.5%

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Thailand (continued)
OTHER SECURITIES		$18,127,882	1.7%
		29,876,165
Turkey - 1.6%		17,023,084	1.6%
United States - 0.0%		19,645	0.0%
TOTAL COMMON STOCKS (Cost $1,052,041,196)		$1,048,111,504

PREFERRED SECURITIES - 2.6%
Brazil - 2.5%
Gerdau SA	444,000	3,448,763	0.3%
Petroleo Brasileiro SA	1,299,468	9,412,835	0.9%
Usinas Siderurgicas de
Minas Gerais SA (I)	920,837	5,547,464	0.5%
Vale SA	364,600	5,052,951	0.5%
OTHER SECURITIES		4,080,524	0.3%
		27,542,537
Colombia - 0.1%		634,026	0.1%
TOTAL PREFERRED
SECURITIES (Cost $34,481,417)		$28,176,563
Rights 0.0%		21,150	0.0%
TOTAL RIGHTS (Cost $0)		$21,150
Warrants 0.0%		80,235	0.0%
TOTAL WARRANTS (Cost $45,636)		$80,235

SECURITIES LENDING COLLATERAL - 6.5%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	7,021,632	70,267,579	6.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $70,272,974)		$70,267,579
Total Investments (Emerging Markets Value Trust)
(Cost $1,156,841,223) - 106.0%		$1,146,657,031	106.0%
Other Assets And Liabilities, Net - (6.0%)		(64,512,398)	(6.0)%
TOTAL NET ASSETS - 100.0%		$1,082,144,633	100.0%

Equity-Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 93.5%
Consumer Discretionary - 10.5%
Carnival Corp. (L)	463,800	$18,630,846	0.9%
Kohl’s Corp. (L)	413,300	23,454,775	1.1%
Mattel, Inc.	474,875	22,594,553	1.1%
Time Warner, Inc.	359,600	25,071,312	1.2%
OTHER SECURITIES		132,353,165	6.2%
		222,104,651
Consumer Staples - 4.9%
Archer-Daniels-Midland Company	537,900	23,344,860	1.1%
Campbell Soup Company (L)	426,500	18,458,920	0.9%
PepsiCo, Inc.	215,300	17,856,982	0.8%
The Clorox Company (L)	232,800	21,594,528	1.0%
OTHER SECURITIES		22,162,584	1.1%
		103,417,874

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Energy - 14.5%
Anadarko Petroleum Corp.	228,600	$18,132,552	0.9%
Apache Corp.	431,300	37,065,922	1.7%
Chevron Corp.	385,700	48,177,787	2.3%
Exxon Mobil Corp.	400,000	40,480,000	1.9%
Hess Corp.	287,500	23,862,500	1.1%
Murphy Oil Corp.	331,500	21,507,720	1.0%
Royal Dutch Shell PLC, ADR	418,300	29,812,241	1.4%
Schlumberger, Ltd.	235,500	21,220,905	1.0%
OTHER SECURITIES		67,920,136	3.2%
		308,179,763
Financials - 19.4%
American Express Company	257,900	23,399,267	1.1%
Bank of America Corp.	2,093,993	32,603,471	1.5%
JPMorgan Chase & Company	972,675	56,882,034	2.7%
Legg Mason, Inc. (L)	447,502	19,457,387	0.9%
Marsh & McLennan Companies, Inc.	547,900	26,496,444	1.3%
Northern Trust Corp.	323,500	20,021,415	0.9%
PNC Financial Services Group, Inc.	359,400	27,882,252	1.3%
SunTrust Banks, Inc.	547,400	20,149,794	1.0%
The Allstate Corp.	431,300	23,523,102	1.1%
U.S. Bancorp	880,000	35,552,000	1.7%
Wells Fargo & Company	957,400	43,465,960	2.1%
OTHER SECURITIES		82,151,778	3.8%
		411,584,904
Health Care - 6.5%
Bristol-Myers Squibb Company	421,525	22,404,054	1.1%
Johnson & Johnson	333,000	30,499,470	1.4%
Merck & Company, Inc.	476,250	23,836,313	1.1%
Pfizer, Inc.	883,235	27,053,488	1.3%
OTHER SECURITIES		34,994,221	1.6%
		138,787,546
Industrials - 14.9%
Emerson Electric Company	365,600	25,657,808	1.2%
General Electric Company	2,248,900	63,036,667	3.0%
Honeywell International, Inc.	299,500	27,365,315	1.3%
Illinois Tool Works, Inc.	358,500	30,142,680	1.4%
Norfolk Southern Corp.	244,400	22,687,652	1.1%
The Boeing Company	178,000	24,295,220	1.1%
United Continental Holdings, Inc. (I)	539,100	20,394,153	1.0%
United Parcel Service, Inc., Class B	225,200	23,664,016	1.1%
OTHER SECURITIES		79,589,424	3.7%
		316,832,935
Information Technology - 9.5%
Apple, Inc.	46,700	26,203,837	1.2%
Corning, Inc.	1,078,200	19,213,524	0.9%
Harris Corp.	294,000	20,524,140	1.0%
Microsoft Corp.	675,425	25,281,158	1.2%
OTHER SECURITIES		109,175,592	5.2%
		200,398,251
Materials - 4.8%
International Paper Company	577,900	28,334,437	1.3%
Nucor Corp.	360,000	19,216,800	0.9%
OTHER SECURITIES		53,658,211	2.6%
		101,209,448
Telecommunication Services - 3.4%
AT&T, Inc.	845,849	29,740,051	1.4%
OTHER SECURITIES		43,276,555	2.0%
		73,016,606

Equity-Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Utilities - 5.1%
Duke Energy Corp.	336,519	$23,223,176	1.1%
Entergy Corp.	279,700	17,696,619	0.8%
NiSource, Inc.	701,700	23,071,896	1.1%
OTHER SECURITIES		43,014,082	2.1%
		107,005,773
TOTAL COMMON STOCKS (Cost $1,306,277,206)		$1,982,537,751

PREFERRED SECURITIES - 0.1%
Financials - 0.1%		1,106,790	0.1%
TOTAL PREFERRED SECURITIES (Cost $987,500)		$1,106,790

SECURITIES LENDING COLLATERAL - 5.3%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	11,148,014	111,561,517	5.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $111,569,546)		$111,561,517

SHORT-TERM INVESTMENTS - 5.3%
Money Market Funds - 5.3%
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	111,069,980	111,069,980	5.2%
OTHER SECURITIES		2,032,513	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $113,102,493)		$113,102,493
Total Investments (Equity-Income Trust)
(Cost $1,531,936,745) - 104.2%		$2,208,308,551	104.2%
Other Assets And Liabilities, Net - (4.2%)		(88,632,173)	(4.2)%
TOTAL NET ASSETS - 100.0%		$2,119,676,378	100.0%

Financial Services Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.2%
Consumer Discretionary - 1.6%
Bed Bath & Beyond, Inc. (I)	35,940	$2,885,982	1.6%
Consumer Staples - 3.6%
CVS Caremark Corp.	92,800	6,641,696	3.6%
Energy - 2.9%
Canadian Natural Resources, Ltd. (L)	154,460	5,226,926	2.9%
Financials - 81.5%
Alleghany Corp. (I)	20,829	8,330,767	4.6%
American Express Company	258,328	23,438,099	12.8%
American International Group, Inc.	197,130	10,063,487	5.5%
Ameriprise Financial, Inc.	31,986	3,679,989	2.0%
Bank of America Corp.	36,055	561,376	0.3%
Brookfield Asset
Management, Inc., Class A	186,590	7,245,290	4.0%
Brookfield Property Partners LP	10,337	206,120	0.1%
Everest Re Group, Ltd.	54,438	8,485,251	4.6%
ICICI Bank, Ltd., ADR	34,573	1,285,078	0.7%
Julius Baer Group, Ltd. (I)	191,194	9,188,020	5.0%
Loews Corp.	170,475	8,223,714	4.5%
Markel Corp. (I)	18,474	10,721,386	5.9%
Oaktree Capital Group LLC	156,850	9,229,054	5.0%
SKBHC Holdings LLC (I)(R)	516	3,250,272	1.8%

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Financial Services Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
State Bank of India, GDR	99,569	$5,714,837	3.1%
The Bank of New York Mellon Corp.	315,586	11,026,575	6.0%
The Charles Schwab Corp.	27,502	715,052	0.4%
The First Marblehead Corp. (I)	41,016	303,108	0.2%
The Goldman Sachs Group, Inc.	34,838	6,175,384	3.4%
The Progressive Corp.	306,360	8,354,437	4.6%
U.S. Bancorp	8,529	344,572	0.2%
Wells Fargo & Company	275,881	12,524,997	6.8%
		149,066,865
Information Technology - 9.6%
Cielo SA	80,553	2,231,175	1.2%
Google, Inc., Class A (I)	4,800	5,379,408	3.0%
Visa, Inc., Class A	44,633	9,938,876	5.4%
		17,549,459
TOTAL COMMON STOCKS (Cost $127,336,167)		$181,370,928

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	137,630	1,377,309	0.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,377,354)		$1,377,309
Total Investments (Financial Services Trust)
(Cost $128,713,521) - 99.9%		$182,748,237	99.9%
Other Assets And Liabilities, Net - 0.1%		114,329	0.1%
TOTAL NET ASSETS - 100.0%		$182,862,566	100.0%

Franklin Templeton Founding Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 100.0%

John Hancock Variable Insurance Trust (G)
Global, Series NAV (Templeton)	22,606,167	$462,748,237	33.4%
Income, Series NAV (Franklin)	38,800,526	462,502,272	33.3%
Mutual Shares,
Series NAV (Franklin)	33,652,978	462,391,925	33.3%
		1,387,642,434
		1,387,642,434
TOTAL INVESTMENT
COMPANIES (Cost $1,087,537,455)		$1,387,642,434
Total Investments (Franklin Templeton Founding
Allocation Trust) (Cost $1,087,537,455) - 100.0%		$1,387,642,434	100.0%
Other Assets And Liabilities, Net - 0.0%		(74,781)	0.0%
TOTAL NET ASSETS - 100.0%		$1,387,567,653	100.0%

Fundamental All Cap Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.6%
Consumer Discretionary - 25.6%
Advance Auto Parts, Inc.	447,413	$49,519,671	3.0%
Amazon.com, Inc. (I)	319,141	127,270,239	7.7%
Apollo Education Group, Inc. (I)	1,285,865	35,129,832	2.1%
Blue Nile, Inc. (V)(I)	527,890	24,858,340	1.5%
Lennar Corp., Class A	2,093,992	82,838,324	5.0%
Lowe’s Companies, Inc.	511,567	25,348,145	1.5%
NVR, Inc. (I)	30,796	31,597,004	1.9%
Starbucks Corp.	198,660	15,572,954	0.9%
Tempur Sealy International, Inc. (I)	611,136	32,976,899	2.0%
		425,111,408
Consumer Staples - 2.7%
Diageo PLC, ADR	118,670	15,714,281	0.9%
Heineken Holding NV	212,367	13,442,777	0.8%
SABMiller PLC	323,421	16,648,119	1.0%
		45,805,177
Energy - 8.2%
Apache Corp.	187,749	16,135,149	1.0%
Cabot Oil & Gas Corp.	629,655	24,405,428	1.5%
National Oilwell Varco, Inc.	170,247	13,539,744	0.8%
Occidental Petroleum Corp.	165,265	15,716,702	0.9%
Range Resources Corp.	193,935	16,350,660	1.0%
Schlumberger, Ltd.	192,245	17,323,197	1.0%
Weatherford International, Ltd. (I)	2,116,240	32,780,558	2.0%
		136,251,438
Financials - 23.9%
AllianceBernstein Holding LP	1,543,373	32,935,580	2.0%
American International Group, Inc.	950,057	48,500,410	2.9%
Bank of America Corp.	5,222,472	81,313,889	4.9%
CIT Group, Inc.	310,821	16,203,099	1.0%
JPMorgan Chase & Company	577,588	33,777,346	2.0%
Morgan Stanley	1,707,932	53,560,748	3.2%
Northern Trust Corp.	352,266	21,801,743	1.3%
T. Rowe Price Group, Inc.	468,792	39,270,706	2.4%
The Goldman Sachs Group, Inc.	391,054	69,318,232	4.2%
		396,681,753
Health Care - 1.9%
AMN Healthcare Services, Inc. (I)	2,099,311	30,859,872	1.9%
Industrials - 6.0%
IHS, Inc., Class A (I)	142,659	17,076,282	1.0%
L-3 Communications Holdings, Inc.	169,385	18,100,481	1.1%
Sensata
Technologies Holding NV (I)	972,629	37,708,826	2.3%
TransDigm Group, Inc.	162,791	26,212,607	1.6%
		99,098,196
Information Technology - 26.8%
Apple, Inc.	190,275	106,765,205	6.4%
Bankrate, Inc. (I)	2,357,534	42,294,160	2.5%
Broadridge Financial Solutions, Inc.	212,824	8,410,804	0.5%
EMC Corp.	1,146,279	28,828,917	1.7%
FactSet Research Systems, Inc.	288,932	31,372,237	1.9%
Google, Inc., Class A (I)	51,395	57,598,890	3.5%
NetApp, Inc.	716,922	29,494,171	1.8%
QUALCOMM, Inc.	1,206,586	89,589,011	5.4%
VeriFone Systems, Inc. (I)	1,924,138	51,605,381	3.1%
		445,958,776
Materials - 2.5%
Avery Dennison Corp.	817,325	41,021,542	2.5%
TOTAL COMMON STOCKS (Cost $1,198,130,441)		$1,620,788,162

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreement - 1.3%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2013 at
0.010% to be repurchased at
$21,905,012 on 01/02/2014,
collateralized by $22,869,700
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at
$22,343,185, including interest)	$21,905,000	$21,905,000	1.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,905,000)		$21,905,000
Total Investments (Fundamental All Cap Core
Trust) (Cost $1,220,035,441) - 98.9%		$1,642,693,162	98.9%
Other Assets And Liabilities, Net - 1.1%		18,758,639	1.1%
TOTAL NET ASSETS - 100.0%		$1,661,451,801	100.0%

Fundamental Large Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.9%
Consumer Discretionary - 15.6%
Adidas AG	138,982	$17,722,681	1.6%
Advance Auto Parts, Inc.	260,576	28,840,552	2.6%
Apollo Education Group, Inc. (I)	751,903	20,541,990	1.9%
Dorel Industries, Inc., Class B	125,958	4,797,609	0.4%
Lennar Corp., Class A	983,122	38,892,306	3.6%
Lowe’s Companies, Inc.	496,130	24,583,242	2.3%
Omnicom Group, Inc.	167,534	12,459,504	1.1%
Tempur Sealy International, Inc. (I)	418,897	22,603,682	2.1%
		170,441,566
Consumer Staples - 10.3%
Danone SA	145,005	10,460,929	0.9%
Diageo PLC, ADR	125,877	16,668,632	1.5%
Heineken Holding NV	169,848	10,751,335	1.0%
Imperial Tobacco Group PLC	314,821	12,205,013	1.1%
PepsiCo, Inc.	218,628	18,133,006	1.7%
Philip Morris International, Inc.	121,118	10,553,011	1.0%
SABMiller PLC	374,889	19,297,438	1.8%
The Procter & Gamble Company	181,097	14,743,107	1.3%
		112,812,471
Energy - 13.6%
Apache Corp.	418,668	35,980,328	3.3%
Chevron Corp.	169,389	21,158,380	1.9%
Exxon Mobil Corp.	79,162	8,011,194	0.7%
National Oilwell Varco, Inc.	166,427	13,235,939	1.2%
Occidental Petroleum Corp.	348,403	33,133,125	3.0%
Southwestern Energy Company (I)	409,659	16,111,888	1.5%
Weatherford International, Ltd. (I)	1,406,924	21,793,253	2.0%
		149,424,107
Financials - 32.1%
AllianceBernstein Holding LP	1,059,921	22,618,714	2.1%
American International Group, Inc.	883,635	45,109,567	4.1%
Bank of America Corp.	3,009,204	46,853,306	4.3%
CIT Group, Inc.	418,509	21,816,874	2.0%
JPMorgan Chase & Company	976,502	57,105,837	5.2%
Morgan Stanley	1,096,486	34,385,801	3.1%
Northern Trust Corp.	513,786	31,798,216	2.9%

Fundamental Large Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
State Street Corp.	319,618	$23,456,765	2.1%
The Goldman Sachs Group, Inc.	259,526	46,003,579	4.2%
Wells Fargo & Company	494,735	22,460,969	2.1%
		351,609,628
Health Care - 5.4%
Amgen, Inc.	73,330	8,371,353	0.8%
Medtronic, Inc.	304,573	17,479,444	1.6%
Merck & Company, Inc.	325,131	16,272,807	1.5%
Novartis AG, ADR	206,608	16,607,151	1.5%
		58,730,755
Industrials - 6.0%
FedEx Corp.	137,667	19,792,385	1.8%
General Electric Company	989,724	27,741,964	2.5%
Sensata
Technologies Holding NV (I)	468,122	18,149,090	1.7%
		65,683,439
Information Technology - 14.3%
Apple, Inc.	89,185	50,042,595	4.6%
Broadridge Financial Solutions, Inc.	279,789	11,057,261	1.0%
Cisco Systems, Inc.	836,097	18,770,378	1.7%
Intel Corp.	449,924	11,680,027	1.1%
Microsoft Corp.	423,230	15,841,499	1.4%
Oracle Corp.	501,711	19,195,463	1.7%
QUALCOMM, Inc.	411,762	30,573,329	2.8%
		157,160,552
Materials - 1.6%
Avery Dennison Corp.	357,164	17,926,061	1.6%
TOTAL COMMON STOCKS (Cost $927,907,898)		$1,083,788,579

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreement - 0.4%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2013 at
0.010% to be repurchased at
$4,167,002 on 01/02/2014,
collateralized by $4,350,600
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at $4,250,439,
including interest)	$4,167,000	$4,167,000	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,167,000)		$4,167,000
Total Investments (Fundamental Large Cap Value
Trust) (Cost $932,074,898) - 99.3%		$1,087,955,579	99.3%
Other Assets And Liabilities, Net - 0.7%		7,749,664	0.7%
TOTAL NET ASSETS - 100.0%		$1,095,705,243	100.0%

Fundamental Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.9%
Consumer Discretionary - 11.1%
Bed Bath & Beyond, Inc. (I)	635,118	$50,999,975	3.2%
CarMax, Inc. (I)	255,468	12,012,105	0.8%
Harley-Davidson, Inc.	186,418	12,907,586	0.8%
Liberty Global PLC, Series C (I)	325,400	27,437,728	1.7%

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Liberty
Interactive Corp., Series A (I)	425,495	$12,488,278	0.8%
priceline.com, Inc. (I)	18,110	21,051,064	1.3%
The Walt Disney Company	256,560	19,601,184	1.2%
OTHER SECURITIES		18,562,062	1.3%
		175,059,982
Consumer Staples - 14.5%
Costco Wholesale Corp.	546,088	64,989,933	4.1%
CVS Caremark Corp.	1,226,316	87,767,436	5.6%
Diageo PLC, ADR	217,312	28,776,455	1.8%
Heineken Holding NV	260,998	16,521,107	1.0%
Philip Morris International, Inc.	170,957	14,895,483	0.9%
The Coca-Cola Company	363,140	15,001,313	1.0%
OTHER SECURITIES		1,662,218	0.1%
		229,613,945
Energy - 6.9%
Canadian Natural Resources, Ltd.	1,147,130	38,818,879	2.5%
EOG Resources, Inc.	301,513	50,605,942	3.2%
Schlumberger, Ltd.	123,140	11,096,145	0.7%
OTHER SECURITIES		8,071,137	0.5%
		108,592,103
Financials - 36.3%
ACE, Ltd.	136,000	14,080,080	0.9%
Alleghany Corp. (I)	49,646	19,856,414	1.3%
American Express Company	1,204,742	109,306,242	6.9%
Ameriprise Financial, Inc.	117,287	13,493,869	0.9%
Berkshire Hathaway, Inc. Class A (I)	281	49,989,900	3.2%
Brookfield Asset
Management, Inc., Class A	456,380	17,721,235	1.1%
Fairfax Financial Holdings, Ltd.	8,800	3,513,455	0.2%
Fairfax Financial Holdings, Ltd.	22,200	8,881,332	0.6%
Hang Lung Group, Ltd.	2,503,200	12,711,536	0.8%
JPMorgan Chase & Company	236,408	13,825,140	0.9%
Julius Baer Group, Ltd. (I)	784,800	37,714,353	2.4%
Loews Corp.	635,540	30,658,450	1.9%
The Bank of New
York Mellon Corp.	2,494,322	87,151,611	5.5%
The Charles Schwab Corp.	661,290	17,193,540	1.1%
The Progressive Corp.	1,238,244	33,766,914	2.1%
Wells Fargo & Company	2,024,696	91,921,198	5.8%
OTHER SECURITIES		10,927,001	0.7%
		572,712,270
Health Care - 6.7%
Express Scripts
Holding Company (I)	417,268	29,308,904	1.9%
Laboratory Corp. of
America Holdings (I)	317,490	29,009,061	1.8%
UnitedHealth Group, Inc.	524,300	39,479,790	2.5%
OTHER SECURITIES		7,696,630	0.5%
		105,494,385
Industrials - 5.1%
China Merchants Holdings
International Company, Ltd.	4,167,316	15,267,206	1.0%
Iron Mountain, Inc. (L)	475,409	14,428,663	0.9%
Kuehne & Nagel International AG	146,776	19,292,142	1.2%
PACCAR, Inc.	289,530	17,131,490	1.1%
OTHER SECURITIES		14,143,548	0.9%
		80,263,049

Fundamental Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology - 12.6%
Activision Blizzard, Inc.	755,900	$13,477,697	0.9%
Google, Inc., Class A (I)	86,500	96,941,415	6.1%
Microsoft Corp.	365,624	13,685,306	0.9%
Oracle Corp.	316,620	12,113,881	0.8%
Texas Instruments, Inc.	727,110	31,927,400	2.0%
Visa, Inc., Class A	67,830	15,104,384	1.0%
OTHER SECURITIES		15,756,350	0.9%
		199,006,433
Materials - 5.7%
Air Products & Chemicals, Inc.	312,840	34,969,255	2.2%
Ecolab, Inc.	191,855	20,004,721	1.3%
Lafarge SA	123,620	9,278,900	0.6%
Monsanto Company	124,190	14,474,345	0.9%
OTHER SECURITIES		11,806,723	0.7%
		90,533,944
TOTAL COMMON STOCKS (Cost $920,328,890)		$1,561,276,111

CORPORATE BONDS - 0.0%
Materials - 0.0%		$372,763	0.0%
TOTAL CORPORATE BONDS (Cost $3,227,103)		$372,763

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	1,185,615	11,864,805	0.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,864,717)		$11,864,805

COMMERCIAL PAPER - 1.3%
Financials - 1.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.130%, 01/02/2014 *	$10,200,000	$10,199,963	0.7%
Working Capital Management
Company
0.140%, 01/03/2014 *	10,000,000	9,999,922	0.6%
		20,199,885
TOTAL COMMERCIAL PAPER (Cost $20,199,885)		$20,199,885
Total Investments (Fundamental Value Trust)
(Cost $955,620,595) - 100.9%		$1,593,713,564	100.9%
Other Assets And Liabilities, Net - (0.9%)		(14,690,159)	(0.9)%
TOTAL NET ASSETS - 100.0%		$1,579,023,405	100.0%

Global Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.7%
Brazil - 1.4%
Petroleo Brasileiro SA,
Class A, ADR (L)	492,910	$7,240,847	1.1%
OTHER SECURITIES		2,051,624	0.3%
		9,292,471
Canada - 1.5%
Talisman Energy, Inc.	861,360	10,014,398	1.5%

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
China - 1.1%		$7,289,882	1.1%
Denmark - 0.5%		3,433,762	0.5%
France - 10.8%
Alstom SA	195,310	7,122,274	1.0%
AXA SA	344,246	9,586,422	1.4%
BNP Paribas SA	156,640	12,219,056	1.8%
Cie Generale des
Etablissements Michelin	76,252	8,113,260	1.2%
Credit Agricole SA (I)	684,920	8,779,933	1.3%
Sanofi	105,670	11,285,006	1.7%
Total SA	178,610	10,962,977	1.6%
OTHER SECURITIES		5,229,161	0.8%
		73,298,089
Germany - 6.0%
Deutsche Lufthansa AG (I)	517,190	10,962,642	1.6%
Merck KGaA	38,100	6,836,200	1.0%
Siemens AG	63,450	8,700,171	1.3%
OTHER SECURITIES		14,052,880	2.1%
		40,551,893
Hong Kong - 0.3%		2,390,987	0.3%
India - 0.5%		3,091,801	0.5%
Ireland - 1.6%
CRH PLC	422,064	10,695,897	1.6%
Israel - 0.5%		3,457,702	0.5%
Italy - 3.3%
Eni SpA	299,420	7,235,080	1.1%
UniCredit SpA	1,308,419	9,651,744	1.4%
OTHER SECURITIES		5,574,811	0.8%
		22,461,635
Japan - 3.5%		23,941,709	3.5%
Netherlands - 6.1%
Akzo Nobel NV	114,356	8,867,838	1.3%
ING Groep NV	559,092	7,809,690	1.1%
OTHER SECURITIES		24,665,397	3.7%
		41,342,925
Portugal - 1.2%
Galp Energia SGPS SA	507,860	8,323,450	1.2%
Russia - 0.5%		3,437,427	0.5%
Singapore - 2.5%		17,071,989	2.5%
South Korea - 4.1%
KB Financial Group, Inc., ADR	197,388	7,996,188	1.2%
POSCO	22,550	7,016,712	1.0%
Samsung Electronics Company, Ltd.	10,060	13,108,653	1.9%
		28,121,553
Spain - 1.1%
Telefonica SA	439,190	7,181,091	1.1%
Sweden - 1.6%		10,893,248	1.6%
Switzerland - 4.1%
Credit Suisse Group AG (I)	304,904	9,410,360	1.4%
Roche Holding AG	43,070	12,065,034	1.7%
Swiss Re AG (I)	73,440	6,770,316	1.0%
		28,245,710
Turkey - 0.7%		5,103,038	0.7%
United Kingdom - 11.7%
Aviva PLC	1,256,769	9,402,453	1.4%
GlaxoSmithKline PLC	373,490	9,978,707	1.5%

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
United Kingdom (continued)
HSBC Holdings PLC	620,039	$6,759,238	1.0%
International Consolidated
Airlines Group SA (I)	1,438,340	9,583,394	1.4%
Kingfisher PLC	1,555,037	9,927,418	1.5%
Tesco PLC	1,232,244	6,843,060	1.0%
Vodafone Group PLC	2,006,660	7,900,601	1.2%
OTHER SECURITIES		19,389,746	2.7%
		79,784,617
United States - 33.1%
Amgen, Inc.	87,620	10,002,699	1.5%
Baker Hughes, Inc.	210,060	11,607,916	1.7%
Cisco Systems, Inc.	440,160	9,881,592	1.5%
Citigroup, Inc.	235,940	12,294,833	1.8%
Comcast Corp., Special Class A	161,560	8,058,613	1.2%
CVS Caremark Corp.	96,960	6,939,427	1.0%
Halliburton Company	138,309	7,019,182	1.0%
Hewlett-Packard Company	347,440	9,721,371	1.4%
JPMorgan Chase & Company	139,760	8,173,165	1.2%
Medtronic, Inc.	164,650	9,449,264	1.4%
Merck & Company, Inc.	203,200	10,170,160	1.5%
Microsoft Corp.	412,580	15,442,869	2.3%
Morgan Stanley	320,480	10,050,253	1.5%
Navistar International Corp. (I)(L)	227,630	8,693,190	1.3%
Pfizer, Inc.	328,100	10,049,703	1.5%
Twenty-First Century
Fox, Inc., Class A	198,830	6,994,839	1.0%
United Parcel Service, Inc., Class B	98,970	10,399,768	1.5%
OTHER SECURITIES		59,987,306	8.8%
		224,936,150
TOTAL COMMON STOCKS (Cost $530,206,821)		$664,361,424

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	1,527,846	15,289,611	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,289,821)		$15,289,611

SHORT-TERM INVESTMENTS - 2.2%
Time Deposits - 2.2%
Royal Bank of Canada, 0.010%,
01/02/2014 *	$15,000,000	$15,000,000	2.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $15,000,000)		$15,000,000
Total Investments (Global Trust)
(Cost $560,496,642) - 102.2%		$694,651,035	102.2%
Other Assets And Liabilities, Net - (2.2%)		(14,653,042)	(2.2)%
TOTAL NET ASSETS - 100.0%		$679,997,993	100.0%

Health Sciences Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.5%
Consumer Staples - 1.4%
Rite Aid Corp. (I)	390,300	$1,974,918	0.7%

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Staples (continued)
OTHER SECURITIES		$1,916,287	0.7%
		3,891,205
Financials - 0.2%		441,655	0.2%
Health Care - 94.5%
AbbVie, Inc.	116,500	6,152,365	2.3%
Actavis PLC (I)	30,020	5,043,360	1.9%
Aegerion Pharmaceuticals, Inc. (I)	51,300	3,640,248	1.3%
Aetna, Inc.	84,300	5,782,137	2.1%
Agilent Technologies, Inc.	136,300	7,794,997	2.9%
Air Methods Corp. (I)	42,164	2,459,426	0.9%
Alexion Pharmaceuticals, Inc. (I)(D)	91,940	12,233,535	4.5%
Alkermes PLC (I)(D)	105,300	4,281,498	1.6%
athenahealth, Inc. (I)	14,700	1,977,150	0.7%
Becton, Dickinson and Company	30,900	3,414,141	1.3%
Biogen Idec, Inc. (I)	30,219	8,453,765	3.1%
BioMarin Pharmaceutical, Inc. (I)	35,200	2,473,504	0.9%
Bristol-Myers Squibb Company	60,100	3,194,315	1.2%
Cardinal Health, Inc.	52,600	3,514,206	1.3%
Catamaran Corp. (I)(D)	51,938	2,466,016	0.9%
Celgene Corp. (I)	21,766	3,677,583	1.4%
Cigna Corp.	34,200	2,991,816	1.1%
Covidien PLC	39,625	2,698,463	1.0%
DENTSPLY International, Inc.	48,150	2,334,312	0.9%
Express Scripts Holding Company (I)	34,945	2,454,537	0.9%
Forest Laboratories, Inc. (I)	35,700	2,143,071	0.8%
Gilead Sciences, Inc. (I)(D)	273,192	20,530,379	7.6%
HCA Holdings, Inc. (I)	40,500	1,932,255	0.7%
Henry Schein, Inc. (I)	22,000	2,513,720	0.9%
Humana, Inc.	48,500	5,006,170	1.9%
IDEXX Laboratories, Inc. (I)	19,100	2,031,667	0.8%
Incyte Corp. (I)(D)	153,000	7,746,390	2.9%
Intuitive Surgical, Inc. (I)(D)	5,700	2,189,256	0.8%
Jazz Pharmaceuticals PLC (I)	18,800	2,379,328	0.9%
Laboratory Corp. of
America Holdings (I)	20,000	1,827,400	0.7%
McKesson Corp.	44,300	7,150,020	2.6%
Pacira Pharmaceuticals, Inc. (I)	39,000	2,242,110	0.8%
Pharmacyclics, Inc. (I)	64,700	6,843,966	2.5%
Puma Biotechnology, Inc. (I)	28,987	3,001,024	1.1%
Regeneron Pharmaceuticals, Inc. (I)	18,200	5,009,368	1.9%
Roche Holding AG	7,114	1,992,818	0.7%
Sirona Dental Systems, Inc. (I)	29,500	2,070,900	0.8%
St. Jude Medical, Inc.	32,900	2,038,155	0.8%
The Cooper Companies, Inc.	15,135	1,874,318	0.7%
The Medicines Company (I)	83,155	3,211,446	1.2%
Thermo Fisher Scientific, Inc.	45,200	5,033,020	1.9%
UnitedHealth Group, Inc.	106,700	8,034,510	3.0%
Universal Health
Services, Inc., Class B	38,750	3,148,825	1.2%
Valeant
Pharmaceuticals
International, Inc. (I)	67,980	7,980,852	3.0%
Vertex Pharmaceuticals, Inc. (I)	53,304	3,960,487	1.5%
WellPoint, Inc.	32,500	3,002,675	1.1%
OTHER SECURITIES		53,461,895	19.5%
		255,393,399
Industrials - 0.7%
The Advisory Board Company (I)	30,600	1,948,302	0.7%
Information Technology - 0.7%
FEI Company	21,700	1,939,112	0.7%
TOTAL COMMON STOCKS (Cost $166,750,481) $		263,613,673

Health Sciences Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

PREFERRED SECURITIES - 0.1%
Health Care - 0.1%		184,359	0.1%
Information Technology - 0.0%		168,800	0.0%
TOTAL PREFERRED SECURITIES (Cost $353,159)		$353,159

CONVERTIBLE BONDS - 0.1%
Health Care - 0.1%		$137,575	0.1%
TOTAL CONVERTIBLE BONDS (Cost $101,944)		$137,575

PURCHASED OPTIONS - 0.0%
Put Options - 0.0%		135	0.0%
TOTAL PURCHASED OPTIONS (Cost $3,501)		$135
Rights 0.0%		2,423	0.0%
TOTAL RIGHTS (Cost $18,750)		$2,423
Warrants 0.0%		29,942	0.0%
TOTAL WARRANTS (Cost $3,079)		$29,942

SHORT-TERM INVESTMENTS - 1.5%
Money Market Funds - 1.5%
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	3,649,052	3,649,052	1.3%
OTHER SECURITIES		450,000	0.2%
		4,099,052
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,099,052)		$4,099,052
Total Investments (Health Sciences Trust)
(Cost $171,329,966) - 99.2%		$268,235,959	99.2%
Other Assets And Liabilities, Net - 0.8%		2,090,278	0.8%
TOTAL NET ASSETS - 100.0%		$270,326,237	100.0%

International Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.9%
Australia - 4.9%
BHP Billiton, Ltd.	170,606	$5,816,457	0.7%
National Australia Bank, Ltd.	145,838	4,551,902	0.5%
Westpac Banking Corp.	186,539	5,407,517	0.6%
OTHER SECURITIES		26,688,272	3.1%
		42,464,148
Austria - 0.5%		4,194,971	0.5%
Belgium - 0.9%		7,962,904	0.9%
Canada - 1.0%		8,419,483	1.0%
China - 0.1%		822,308	0.1%
Denmark - 0.4%		3,524,757	0.4%
Finland - 1.5%
Nokia OYJ (I)(L)	1,104,430	8,923,793	1.0%
OTHER SECURITIES		4,049,294	0.5%
		12,973,087
France - 12.7%
AXA SA	177,772	4,950,522	0.6%
BNP Paribas SA	87,670	6,838,896	0.8%

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
France (continued)
European Aeronautic Defence &
Space Company NV	62,741	$4,816,638	0.6%
GDF Suez	271,023	6,374,302	0.7%
Orange SA	346,923	4,307,091	0.5%
Societe Generale SA	160,358	9,324,890	1.1%
Total SA	595,064	36,524,678	4.2%
Vivendi SA	181,358	4,783,752	0.6%
OTHER SECURITIES		32,428,419	3.6%
		110,349,188
Germany - 6.5%
Daimler AG	82,077	7,123,005	0.8%
Deutsche Post AG	119,877	4,378,504	0.5%
E.ON SE	742,133	13,720,476	1.6%
RWE AG	167,894	6,151,466	0.7%
OTHER SECURITIES		25,210,694	2.9%
		56,584,145
Greece - 0.1%		448,779	0.1%
Hong Kong - 2.2%		19,330,675	2.2%
Ireland - 0.1%		881,184	0.1%
Isle of Man - 0.1%		848,482	0.1%
Israel - 0.3%		2,636,925	0.3%
Italy - 5.2%
Enel SpA	2,897,376	12,642,396	1.5%
Eni SpA	351,963	8,504,710	1.0%
Telecom Italia SpA	3,885,309	3,874,256	0.4%
Telecom Italia SpA	2,545,160	1,997,023	0.2%
OTHER SECURITIES		18,571,357	2.1%
		45,589,742
Japan - 18.9%
Fuji Heavy Industries, Ltd.	149,684	4,301,762	0.5%
ITOCHU Corp.	437,600	5,409,886	0.6%
JX Holdings, Inc.	1,078,900	5,555,737	0.6%
KDDI Corp.	80,190	4,940,924	0.6%
Mitsubishi Corp.	310,105	5,953,368	0.7%
Nippon Telegraph & Telephone Corp.	77,500	4,174,181	0.5%
Resona Holdings, Inc.	949,700	4,845,811	0.6%
Sumitomo Corp.	395,900	4,975,722	0.6%
Toyota Motor Corp.	230,200	14,036,460	1.6%
OTHER SECURITIES		110,083,759	12.6%
		164,277,610
Luxembourg - 0.2%		1,887,189	0.2%
Macau - 0.5%
Sands China, Ltd.	513,600	4,225,732	0.5%
Netherlands - 6.2%
Royal Dutch Shell PLC, B Shares	300,503	11,335,024	1.3%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	676,130	24,231,318	2.8%
OTHER SECURITIES		18,035,601	2.1%
		53,601,943
New Zealand - 0.4%		3,262,983	0.4%
Norway - 0.6%		5,127,540	0.6%
Portugal - 0.4%		3,734,322	0.4%
Singapore - 0.5%		4,042,756	0.5%
Spain - 8.6%
Banco Bilbao Vizcaya Argentaria SA	763,088	9,439,804	1.1%
Banco Santander SA	2,696,294	24,246,401	2.8%

International Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Spain (continued)
Gas Natural SDG SA	200,059	$5,149,379	0.6%
Iberdrola SA	986,909	6,298,210	0.7%
Repsol SA	171,121	4,317,914	0.5%
Telefonica SA	1,050,507	17,176,589	2.0%
OTHER SECURITIES		7,742,476	0.9%
		74,370,773
Sweden - 0.7%		6,586,724	0.7%
Switzerland - 3.0%
Novartis AG	97,710	7,831,389	0.9%
Roche Holding AG	27,680	7,753,892	0.9%
OTHER SECURITIES		10,271,413	1.2%
		25,856,694
United Kingdom - 22.1%
AstraZeneca PLC	368,326	21,851,657	2.5%
BAE Systems PLC	898,214	6,480,427	0.7%
Barclays PLC	1,459,691	6,600,551	0.8%
BHP Billiton PLC	213,592	6,627,737	0.8%
BP PLC	3,230,007	26,176,341	3.0%
BT Group PLC	701,844	4,425,785	0.5%
GlaxoSmithKline PLC	236,279	6,312,777	0.7%
Lloyds Banking Group PLC (I)	6,322,037	8,295,690	1.0%
Prudential PLC	240,449	5,372,590	0.6%
Rio Tinto PLC	279,337	15,785,232	1.8%
Rolls-Royce Holdings PLC (I)	197,162	4,170,246	0.5%
Vodafone Group PLC	5,600,547	22,050,417	2.5%
OTHER SECURITIES		58,150,082	6.7%
		192,299,532
United States - 0.3%		2,827,340	0.3%
TOTAL COMMON STOCKS (Cost $732,845,344)		$859,131,916

PREFERRED SECURITIES - 0.7%
Germany - 0.7%		6,215,661	0.7%
TOTAL PREFERRED SECURITIES (Cost $4,324,572)		$6,215,661

RIGHTS - 0.0%
Repsol SA (Expiration Date:
01/09/2014; Strike Price:
EUR 0.447) (I)	171,121	116,764	0.0%
TOTAL RIGHTS (Cost $111,879)		$116,764

SECURITIES LENDING COLLATERAL - 3.4%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,929,709	29,318,479	3.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,319,733)		$29,318,479

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%		3,345,727	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,345,727)		$3,345,727
Total Investments (International Core Trust)
(Cost $769,947,255) - 103.4%		$898,128,547	103.4%
Other Assets And Liabilities, Net - (3.4%)		(29,641,069)	(3.4)%
TOTAL NET ASSETS - 100.0%		$868,487,478	100.0%

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 95.7%
Australia - 5.2%
Australia & New Zealand
Banking Group, Ltd.	100,930	$2,913,662	0.4%
BHP Billiton, Ltd.	117,871	4,018,567	0.6%
Commonwealth Bank of Australia	59,162	4,122,235	0.6%
National Australia Bank, Ltd.	86,224	2,691,227	0.4%
Westpac Banking Corp.	113,934	3,302,795	0.5%
OTHER SECURITIES		19,231,125	2.7%
		36,279,611
Austria - 0.2%		1,267,743	0.2%
Belgium - 0.9%
Anheuser-Busch InBev NV	30,461	3,239,106	0.5%
Anheuser-Busch InBev NV (I)	6,160	8	0.0%
OTHER SECURITIES		2,706,298	0.4%
		5,945,412
Bermuda - 0.1%		558,905	0.1%
Brazil - 1.2%		8,130,801	1.2%
Canada - 6.7%
Bank of Nova Scotia	45,000	2,814,168	0.4%
Royal Bank of Canada (L)	53,000	3,562,937	0.5%
The Toronto-Dominion Bank (L)	33,850	3,190,137	0.5%
OTHER SECURITIES		36,897,989	5.3%
		46,465,231
Chile - 0.3%		1,815,479	0.3%
China - 3.1%
Tencent Holdings, Ltd.	39,300	2,513,225	0.4%
OTHER SECURITIES		18,764,942	2.7%
		21,278,167
Colombia - 0.2%		1,425,394	0.2%
Czech Republic - 0.1%		366,754	0.1%
Denmark - 0.8%
Novo Nordisk A/S, Class B	14,620	2,680,650	0.4%
OTHER SECURITIES		3,052,034	0.4%
		5,732,684
Egypt - 0.0%		77,252	0.0%
Finland - 0.6%		4,484,841	0.6%
France - 6.9%
BNP Paribas SA	36,914	2,879,560	0.4%
Sanofi	43,757	4,673,020	0.7%
Total SA	79,092	4,854,620	0.7%
OTHER SECURITIES		35,625,254	5.1%
		48,032,454
Germany - 6.2%
Allianz SE	16,697	3,004,219	0.4%
BASF SE	33,676	3,594,369	0.5%
Bayer AG	30,335	4,259,352	0.6%
Daimler AG	36,116	3,134,306	0.5%
SAP AG	34,464	2,988,771	0.4%
Siemens AG	29,424	4,034,576	0.6%
OTHER SECURITIES		22,185,517	3.2%
		43,201,110
Greece - 0.0%		108,026	0.0%
Guernsey, Channel Islands - 0.0%		329,153	0.0%
Hong Kong - 2.8%		19,065,843	2.8%
Hungary - 0.0%		275,429	0.0%

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
India - 1.3%
Infosys, Ltd., ADR (L)	47,587	$2,693,424	0.4%
OTHER SECURITIES		6,422,034	0.9%
		9,115,458
Indonesia - 0.4%		3,080,742	0.4%
Ireland - 0.5%		3,406,166	0.5%
Israel - 0.3%		2,245,319	0.3%
Italy - 1.5%		10,169,912	1.5%
Japan - 14.8%
Honda Motor Company, Ltd.	60,000	2,476,626	0.4%
Mitsubishi UFJ Financial Group, Inc.	467,000	3,100,597	0.4%
Softbank Corp.	35,200	3,088,827	0.4%
Sumitomo Mitsui
Financial Group, Inc.	47,300	2,459,760	0.4%
Toyota Motor Corp.	101,400	6,182,872	0.9%
OTHER SECURITIES		85,097,868	12.3%
		102,406,550
Jersey, Channel Islands - 0.0%		217,637	0.0%
Luxembourg - 0.3%		1,969,150	0.3%
Macau - 0.2%		1,164,116	0.2%
Malaysia - 0.8%		5,275,180	0.8%
Mexico - 1.0%		7,282,481	1.0%
Netherlands - 3.2%
Royal Dutch Shell PLC, B Shares	92,424	3,486,249	0.5%
Royal Dutch Shell PLC, Class A
(London Stock Exchange)	140,587	5,038,393	0.7%
Unilever NV	62,587	2,516,326	0.4%
OTHER SECURITIES		11,092,857	1.6%
		22,133,825
New Zealand - 0.1%		419,727	0.1%
Norway - 0.5%		3,377,790	0.5%
Peru - 0.1%		452,240	0.1%
Philippines - 0.1%		907,012	0.1%
Poland - 0.3%		2,137,527	0.3%
Portugal - 0.1%		776,280	0.1%
Russia - 1.3%		8,737,965	1.3%
Singapore - 1.0%		7,173,279	1.0%
South Africa - 1.5%		10,346,547	1.5%
South Korea - 3.2%
Samsung Electronics Company, Ltd.	4,040	5,264,310	0.8%
OTHER SECURITIES		16,565,628	2.4%
		21,829,938
Spain - 2.3%
Banco Bilbao Vizcaya Argentaria SA	215,370	2,664,241	0.4%
Banco Santander SA	428,369	3,852,105	0.6%
Telefonica SA	158,395	2,589,879	0.4%
OTHER SECURITIES		6,887,370	0.9%
		15,993,595
Sweden - 2.3%		15,644,562	2.3%
Switzerland - 6.7%
Nestle SA	118,377	8,675,852	1.3%
Novartis AG	84,571	6,778,307	1.0%
Roche Holding AG	25,836	7,237,340	1.0%
UBS AG (I)	133,510	2,556,361	0.4%

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Switzerland (continued)
OTHER SECURITIES		$21,404,725	3.0%
		46,652,585
Taiwan - 1.8%
Taiwan Semiconductor
Manufacturing Company, Ltd.	914,227	3,228,096	0.5%
OTHER SECURITIES		9,159,229	1.3%
		12,387,325
Thailand - 0.4%		2,712,894	0.4%
Turkey - 0.3%		2,114,844	0.3%
Ukraine - 0.0%		23,331	0.0%
United Kingdom - 13.7%
AstraZeneca PLC	45,978	2,727,734	0.4%
Barclays PLC	544,149	2,460,578	0.4%
BG Group PLC	125,247	2,695,109	0.4%
BHP Billiton PLC	77,697	2,410,930	0.3%
BP PLC	693,421	5,619,562	0.8%
British American Tobacco PLC	69,851	3,749,188	0.5%
Diageo PLC	92,371	3,061,043	0.4%
GlaxoSmithKline PLC	179,826	4,804,495	0.7%
HSBC Holdings PLC	686,299	7,531,545	1.1%
Rio Tinto PLC	46,670	2,637,305	0.4%
Vodafone Group PLC	1,778,533	7,002,422	1.0%
OTHER SECURITIES		50,204,181	7.3%
		94,904,092
United States - 0.4%		2,746,973	0.4%
TOTAL COMMON STOCKS (Cost $496,672,439)		$662,645,331

PREFERRED SECURITIES - 1.5%
Brazil - 0.9%		6,033,768	0.9%
Germany - 0.4%		3,020,465	0.4%
South Korea - 0.2%
Samsung Electronics Company, Ltd.	766	736,669	0.1%
OTHER SECURITIES		378,629	0.1%
		1,115,298
TOTAL PREFERRED SECURITIES (Cost $8,352,909)		$10,169,531
Rights 0.0%		39,481	0.0%
TOTAL RIGHTS (Cost $52,405)		$39,481

SECURITIES LENDING COLLATERAL - 4.2%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,897,299	28,994,139	4.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $28,995,740)		$28,994,139

SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
AIM Short-Term Investment Trust,
STIC Prime Portfolio, Institutional
Class, 0.0200% (Y)	7,195,139	7,195,139	1.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,195,139)		$7,195,139
Total Investments (International Equity
Index Trust B) (Cost $541,268,632) - 102.4%		$709,043,621	102.4%
Other Assets And Liabilities, Net - (2.4%)		(16,396,173)	(2.4)%
TOTAL NET ASSETS - 100.0%		$692,647,448	100.0%

International Growth Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 94.5%
Australia - 3.1%
Amcor, Ltd.	765,665	$7,232,309	1.3%
Brambles, Ltd.	782,126	6,407,915	1.1%
OTHER SECURITIES		4,121,963	0.7%
		17,762,187
Belgium - 1.6%
Anheuser-Busch InBev NV	85,327	9,073,346	1.6%
Brazil - 3.0%
Banco Bradesco SA, ADR	588,853	7,378,328	1.3%
BM&F Bovespa SA	2,101,600	9,857,662	1.7%
		17,235,990
Canada - 7.3%
CGI Group, Inc., Class A (I)	228,040	7,629,599	1.3%
Suncor Energy, Inc.	323,285	11,333,616	2.0%
OTHER SECURITIES		23,076,994	4.0%
		42,040,209
China - 4.4%
Baidu, Inc., ADR (I)	61,567	10,951,538	1.9%
CNOOC, Ltd.	4,379,000	8,143,963	1.4%
Industrial & Commercial Bank of
China, Ltd., H Shares	9,001,000	6,103,671	1.1%
		25,199,172
Denmark - 2.5%
Carlsberg A/S	82,368	9,114,325	1.6%
OTHER SECURITIES		5,600,761	0.9%
		14,715,086
France - 4.6%
Publicis Groupe SA	118,948	10,898,637	1.9%
Schneider Electric SA	75,969	6,627,649	1.2%
Total SA	145,314	8,919,288	1.5%
		26,445,574
Germany - 8.5%
Adidas AG	65,390	8,338,390	1.4%
Allianz SE	47,329	8,515,701	1.5%
Deutsche Boerse AG	82,300	6,820,523	1.2%
Deutsche Post AG	166,045	6,064,789	1.0%
Deutsche Telekom AG	408,706	7,042,076	1.2%
SAP AG	144,135	12,499,610	2.2%
		49,281,089
Hong Kong - 4.6%
Galaxy Entertainment Group, Ltd. (I)	1,085,000	9,768,532	1.7%
Hutchison Whampoa, Ltd.	658,000	8,974,256	1.6%
OTHER SECURITIES		7,847,031	1.3%
		26,589,819
Ireland - 1.3%
Shire PLC	157,333	7,414,662	1.3%
Israel - 1.5%
Teva Pharmaceutical
Industries, Ltd., ADR	217,490	8,716,999	1.5%
Japan - 5.0%
FANUC Corp.	37,100	6,798,226	1.2%
Toyota Motor Corp.	136,300	8,310,901	1.4%
OTHER SECURITIES		13,828,356	2.4%
		28,937,483
Mexico - 1.8%
Grupo Televisa SAB, ADR	245,452	7,427,378	1.3%

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Mexico (continued)
OTHER SECURITIES		$2,766,100	0.5%
		10,193,478
Netherlands - 2.7%
Royal Dutch Shell PLC, B Shares	236,422	8,917,877	1.5%
Unilever NV	167,323	6,727,264	1.2%
		15,645,141
Singapore - 4.2%
Avago Technologies, Ltd.	187,312	9,906,932	1.7%
Keppel Corp., Ltd.	894,200	7,942,865	1.4%
United Overseas Bank, Ltd.	375,000	6,332,640	1.1%
		24,182,437
South Korea - 3.2%
Hyundai Mobis	32,063	8,926,461	1.5%
Samsung Electronics Company, Ltd.	7,534	9,817,156	1.7%
		18,743,617
Spain - 1.8%
Amadeus IT Holding SA, A Shares	245,215	10,503,855	1.8%
Sweden - 3.9%
Investor AB, B Shares	209,643	7,225,038	1.3%
OTHER SECURITIES		15,279,027	2.6%
		22,504,065
Switzerland - 9.9%
ABB, Ltd. (SIX Swiss Exchange) (I)	330,253	8,731,889	1.5%
Julius Baer Group, Ltd. (I)	134,489	6,463,004	1.1%
Nestle SA	106,412	7,798,937	1.4%
Novartis AG	78,717	6,309,113	1.1%
Roche Holding AG	42,292	11,847,096	2.1%
Syngenta AG	17,911	7,141,059	1.2%
OTHER SECURITIES		8,896,453	1.5%
		57,187,551
Taiwan - 1.2%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,993,000	7,037,197	1.2%
Turkey - 0.8%		4,479,666	0.8%
United Kingdom - 17.6%
Aberdeen Asset Management PLC	859,762	7,149,487	1.2%
British American Tobacco PLC	213,766	11,473,694	2.0%
British Sky Broadcasting Group PLC	734,649	10,277,112	1.8%
Compass Group PLC	859,387	13,797,349	2.4%
Imperial Tobacco Group PLC	202,183	7,838,252	1.4%
Reed Elsevier PLC	1,093,886	16,313,786	2.8%
Smith & Nephew PLC	500,180	7,143,910	1.2%
WPP PLC	505,063	11,567,931	2.0%
OTHER SECURITIES		15,706,967	2.8%
		101,268,488
TOTAL COMMON STOCKS (Cost $422,985,175)		$545,157,111

PREFERRED SECURITIES - 1.2%
Germany - 1.2%
Volkswagen AG	25,321	7,125,800	1.2%
TOTAL PREFERRED SECURITIES (Cost $4,203,823)		$7,125,800

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 4.3%
Money Market Funds - 4.3%
State Street Institutional Liquid
Reserves Fund, 0.0555% (Y)	24,545,453	24,545,453	4.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $24,545,453)		$24,545,453
Total Investments (International Growth Stock
Trust) (Cost $451,734,451) - 100.0%		$576,828,364	100.0%
Other Assets And Liabilities, Net - 0.0%		(274,271)	0.0%
TOTAL NET ASSETS - 100.0%		$576,554,093	100.0%

International Small Company Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 100.0%
Australia - 5.0%		$5,804,452	5.0%
Austria - 1.1%		1,289,432	1.1%
Bahamas - 0.0%		13,426	0.0%
Belgium - 1.2%		1,466,403	1.2%
Bermuda - 0.5%
Catlin Group, Ltd.	29,759	286,482	0.2%
OTHER SECURITIES		353,564	0.3%
		640,046
Cambodia - 0.0%		29,649	0.0%
Canada - 8.6%
Stantec, Inc.	4,700	291,402	0.2%
OTHER SECURITIES		9,839,918	8.4%
		10,131,320
Cayman Islands - 0.0%		8,732	0.0%
China - 0.0%		32,791	0.0%
Cyprus - 0.0%		54,518	0.0%
Denmark - 1.3%		1,495,067	1.3%
Finland - 2.5%
Amer Sports OYJ	21,685	450,860	0.4%
YIT OYJ	19,536	273,155	0.2%
OTHER SECURITIES		2,259,110	1.9%
		2,983,125
France - 4.0%
Teleperformance SA	6,019	367,088	0.3%
OTHER SECURITIES		4,272,519	3.7%
		4,639,607
Germany - 5.0%
Aurubis AG	5,323	324,821	0.3%
Duerr AG	3,392	303,109	0.3%
Freenet AG (I)	15,169	455,767	0.4%
Stada Arzneimittel AG	7,746	383,503	0.3%
Wincor Nixdorf AG	4,031	279,808	0.2%
OTHER SECURITIES		4,073,720	3.5%
		5,820,728
Gibraltar - 0.2%		186,512	0.2%
Greece - 0.1%		174,983	0.1%

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Guernsey, Channel Islands - 0.0%		$11,802	0.0%
Hong Kong - 2.7%		3,153,024	2.7%
Ireland - 1.7%
Beazley PLC	57,792	260,891	0.2%
DCC PLC (Irish Stock Exchange)	6,369	313,395	0.3%
Henderson Group PLC	72,524	275,576	0.2%
OTHER SECURITIES		1,169,722	1.0%
		2,019,584
Isle of Man - 0.0%		10,849	0.0%
Israel - 0.6%		672,852	0.6%
Italy - 3.3%
Azimut Holding SpA	15,042	410,409	0.4%
OTHER SECURITIES		3,458,054	2.9%
		3,868,463
Japan - 21.8%		25,532,282	21.8%
Jersey, Channel Islands - 0.1%		92,263	0.1%
Liechtenstein - 0.1%		110,030	0.1%
Luxembourg - 0.4%		433,620	0.4%
Malta - 0.1%		65,944	0.1%
Mongolia - 0.0%		1,863	0.0%
Netherlands - 2.0%
Aalberts Industries NV	9,501	303,267	0.3%
Nutreco NV	5,995	298,098	0.3%
OTHER SECURITIES		1,792,915	1.4%
		2,394,280
New Zealand - 0.8%		960,346	0.8%
Norway - 1.1%		1,245,679	1.1%
Papua New Guinea - 0.0%		3,170	0.0%
Portugal - 0.5%		590,089	0.5%
Singapore - 1.2%		1,453,743	1.2%
Spain - 2.3%
Ebro Foods SA	13,765	322,695	0.3%
Viscofan SA	6,729	382,899	0.3%
OTHER SECURITIES		1,935,397	1.7%
		2,640,991
Sweden - 3.9%
AarhusKarlshamn AB	4,950	317,042	0.3%
Axis Communications AB	8,098	281,615	0.2%
BillerudKorsnas AB	25,798	326,238	0.3%
JM AB	8,981	253,744	0.2%
NCC AB, B Shares	8,075	263,730	0.2%
OTHER SECURITIES		3,149,871	2.7%
		4,592,240
Switzerland - 5.0%
GAM Holding AG (I)	25,978	505,802	0.4%
Georg Fischer AG (I)	893	628,702	0.5%
OTHER SECURITIES		4,680,574	4.1%
		5,815,078
Taiwan - 0.0%		0	0.0%
United Arab Emirates - 0.1%		70,475	0.1%
United Kingdom - 22.5%
Ashtead Group PLC	54,314	685,156	0.6%
Barratt Developments PLC (I)	98,477	570,053	0.5%
BBA Aviation PLC	48,270	256,868	0.2%
Bellway PLC	10,163	264,738	0.2%

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
United Kingdom (continued)
Berkeley Group Holdings PLC	13,633	$601,054	0.5%
Britvic PLC	32,362	371,538	0.3%
Close Brothers Group PLC	15,796	359,694	0.3%
D.S. Smith PLC	122,693	676,510	0.6%
Daily Mail & General Trust PLC	17,811	283,720	0.2%
Drax Group PLC	30,783	408,443	0.3%
Essentra PLC	27,028	385,022	0.3%
Greene King PLC	18,168	265,397	0.2%
Halma PLC	44,038	440,606	0.4%
Hikma Pharmaceuticals PLC	16,363	325,937	0.3%
Howden Joinery Group PLC	88,671	507,352	0.4%
Inchcape PLC	27,669	282,552	0.2%
Intermediate Capital Group PLC	43,942	306,388	0.3%
International Personal Finance PLC	47,051	389,223	0.3%
Micro Focus International PLC	20,560	261,729	0.2%
Rightmove PLC	8,655	393,063	0.3%
Rotork PLC	11,366	541,009	0.5%
Spectris PLC	10,418	442,679	0.4%
Spirax-Sarco Engineering PLC	8,752	434,369	0.4%
Taylor Wimpey PLC	241,540	447,331	0.4%
Vesuvius PLC	33,297	281,551	0.2%
OTHER SECURITIES		16,153,073	14.0%
		26,335,055
United States - 0.3%		314,309	0.3%
TOTAL COMMON STOCKS (Cost $101,673,684)		$117,158,822
Rights 0.0%		990	0.0%
TOTAL RIGHTS (Cost $740)		$990
Warrants 0.0%		89	0.0%
TOTAL WARRANTS (Cost $0)		$89

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	263,577	2,637,692	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,637,840)		$2,637,692
Total Investments (International Small Company
Trust) (Cost $104,312,264) - 102.3%		$119,797,593	102.3%
Other Assets And Liabilities, Net - (2.3%)		(2,696,509)	(2.3)%
TOTAL NET ASSETS - 100.0%		$117,101,084	100.0%

International Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.6%
Brazil - 0.8%		$9,775,495	0.8%
Canada - 5.8%
Ensign Energy Services, Inc.	819,700	12,909,937	1.0%
HudBay Minerals, Inc.	1,282,500	10,552,177	0.8%
Suncor Energy, Inc. (L)	505,600	17,725,153	1.4%
Talisman Energy, Inc.	1,251,040	14,544,923	1.1%
Trican Well Service, Ltd. (L)	1,223,000	14,944,260	1.2%
OTHER SECURITIES		3,038,140	0.3%
		73,714,590

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
China - 3.6%
China Shenhua Energy
Company, Ltd., H Shares	4,097,000	$12,992,545	1.0%
China Telecom Corp., Ltd., H Shares	22,184,427	11,207,883	0.9%
OTHER SECURITIES		20,921,724	1.7%
		45,122,152
Denmark - 0.4%		5,284,899	0.4%
France - 16.2%
AXA SA	1,008,501	28,084,323	2.2%
BNP Paribas SA	520,556	40,607,142	3.2%
Carrefour SA	365,800	14,519,813	1.1%
Cie Generale des
Etablissements Michelin	102,410	10,896,488	0.9%
Sanofi	235,433	25,143,018	2.0%
Societe Generale SA	251,603	14,630,827	1.2%
Total SA	441,426	27,094,468	2.1%
Vivendi SA	431,265	11,375,649	0.9%
OTHER SECURITIES		34,012,035	2.6%
		206,363,763
Germany - 5.3%
Deutsche Lufthansa AG (I)	538,790	11,420,487	0.9%
Siemens AG	148,861	20,411,601	1.6%
OTHER SECURITIES		35,139,134	2.8%
		66,971,222
Hong Kong - 2.4%
Kingboard Chemical Holdings, Ltd.	4,975,800	12,991,090	1.0%
OTHER SECURITIES		17,740,506	1.4%
		30,731,596
India - 0.8%		9,473,027	0.8%
Ireland - 0.8%
CRH PLC	418,460	10,604,564	0.8%
Israel - 0.6%		7,699,568	0.6%
Italy - 3.3%
Eni SpA	656,437	15,861,913	1.2%
UniCredit SpA	3,587,452	26,463,363	2.1%
		42,325,276
Japan - 5.9%
ITOCHU Corp.	1,695,060	20,955,398	1.6%
Namco Bandai Holdings, Inc.	626,700	13,914,292	1.1%
Toyota Motor Corp.	273,530	16,678,509	1.3%
OTHER SECURITIES		22,699,280	1.9%
		74,247,479
Netherlands - 9.2%
Aegon NV	2,432,892	23,055,360	1.8%
Akzo Nobel NV	221,660	17,188,822	1.4%
ING Groep NV	2,762,510	38,588,187	3.0%
Royal Dutch Shell PLC, B Shares	591,786	22,322,267	1.8%
OTHER SECURITIES		16,061,402	1.2%
		117,216,038
Norway - 2.4%
Statoil ASA	771,610	18,762,854	1.5%
Telenor ASA	479,875	11,465,932	0.9%
		30,228,786
Russia - 0.3%		4,333,465	0.3%
Singapore - 0.7%		8,828,274	0.7%
South Korea - 10.2%
Hana Financial Group, Inc.	646,320	26,930,431	2.1%

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
South Korea (continued)
Hyundai Mobis	44,328	$12,341,084	1.0%
KB Financial Group, Inc., ADR (L)	756,368	30,640,468	2.4%
POSCO	62,318	19,391,017	1.5%
Samsung Electronics Company, Ltd.	21,241	27,678,022	2.2%
OTHER SECURITIES		13,117,087	1.0%
		130,098,109
Spain - 1.4%
Telefonica SA	1,090,440	17,829,523	1.4%
Sweden - 1.0%		12,003,865	1.0%
Switzerland - 7.5%
Credit Suisse Group AG (I)	1,025,759	31,658,363	2.5%
Novartis AG	143,160	11,474,175	0.9%
Roche Holding AG	82,202	23,026,931	1.8%
OTHER SECURITIES		28,880,876	2.3%
		95,040,345
Taiwan - 0.5%		6,429,606	0.5%
United Kingdom - 18.4%
Aviva PLC	4,075,000	30,486,906	2.4%
BAE Systems PLC	1,763,241	12,721,416	1.0%
BP PLC	2,628,635	21,302,755	1.7%
GlaxoSmithKline PLC	1,087,394	29,052,415	2.3%
Kingfisher PLC	2,073,290	13,235,966	1.0%
Lloyds Banking Group PLC (I)	9,100,860	11,942,024	0.9%
Marks & Spencer Group PLC	1,603,200	11,512,402	0.9%
Noble Corp. PLC	317,913	11,912,200	0.9%
Tesco PLC	5,853,910	32,508,708	2.6%
Vodafone Group PLC	6,095,398	23,998,739	1.9%
OTHER SECURITIES		35,158,159	2.8%
		233,831,690
United States - 1.1%
Baker Hughes, Inc.	259,800	14,356,548	1.1%
TOTAL COMMON STOCKS (Cost $1,030,145,295)		$1,252,509,880

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,899,627	29,017,433	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,017,883)		$29,017,433

SHORT-TERM INVESTMENTS - 0.6%
Time Deposits - 0.6%		$8,000,000	0.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $8,000,000)		$8,000,000
Total Investments (International Value Trust)
(Cost $1,067,163,178) - 101.5%		$1,289,527,313	101.5%
Other Assets And Liabilities, Net - (1.5%)		(18,726,110)	(1.5)%
TOTAL NET ASSETS - 100.0%		$1,270,801,203	100.0%

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Lifestyle Aggressive PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT COMPANIES - 80.9%
John Hancock Variable Insurance Trust (G) - 80.9%
Equity - 80.9%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	16,095	$271,201	80.9%

UNAFFILIATED INVESTMENT
COMPANIES - 19.1%
Exchange Traded Funds - 19.1%
Financial Select Sector SPDR Fund	239	$5,225	1.6%
Vanguard Energy ETF	39	4,933	1.5%
Vanguard FTSA Emerging
Markets ETF	801	32,952	9.8%
Vanguard Health Care ETF	57	5,764	1.7%
Vanguard Information
Technology ETF	112	10,026	3.0%
Vanguard Materials ETF	16	1,652	0.5%
Vanguard REIT ETF	51	3,293	1.0%
Total Investments (Lifestyle Aggressive PS Series)
(Cost $325,962) - 100.0%		$335,046	100.0%
Other Assets And Liabilities, Net - 0.0%		165	0.0%
TOTAL NET ASSETS - 100.0%		$335,211	100.0%

Lifestyle Balanced PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 50.0%
Strategic Equity Allocation,
Series NAV (John Hancock) (2)(A)	6,332,661	$106,705,343	50.0%
Fixed Income - 50.0%
Bond PS, Series NAV
(John Hancock) (1)(A)	8,455,257	106,705,343	50.0%
Total Investments (Lifestyle Balanced PS Series)
(Cost $204,151,825) - 100.0%		$213,410,686	100.0%
Other Assets And Liabilities, Net - 0.0%		(33,260)	0.0%
TOTAL NET ASSETS - 100.0%		$213,377,426	100.0%

Lifestyle Conservative PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 20.4%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	609,699	$10,273,428	20.4%

Lifestyle Conservative PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES (continued)
Fixed Income - 79.6%
Bond PS, Series NAV
(John Hancock) (A)(1)	3,174,852	$40,066,635	79.6%
Total Investments (Lifestyle Conservative PS Series)
(Cost $50,273,296) - 100.0%		$50,340,063	100.0%
Other Assets And Liabilities, Net - (0.0%)		(30,320)	(0.0)%
TOTAL NET ASSETS - 100.0%		$50,309,743	100.0%

Lifestyle Growth PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 70.0%
Strategic Equity Allocation,
Series NAV (John Hancock) (2)(A)	12,507,718	$210,755,056	70.0%
Fixed Income - 30.0%
Bond PS, Series NAV
(John Hancock) (1)(A)	7,141,403	90,124,512	30.0%
Total Investments (Lifestyle Growth PS Series)
(Cost $282,936,775) - 100.0%		$300,879,568	100.0%
Other Assets And Liabilities, Net - 0.0%		(33,646)	0.0%
TOTAL NET ASSETS - 100.0%		$300,845,922	100.0%

Lifestyle Moderate PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

AFFILIATED INVESTMENT
COMPANIES - 100.0%
John Hancock Variable
Insurance Trust (G) - 100.0%
Equity - 40.1%
Strategic Equity Allocation,
Series NAV (John Hancock) (A)(2)	2,201,023	$37,087,241	40.1%
Fixed Income - 59.9%
Bond PS, Series NAV
(John Hancock) (A)(1)	4,392,934	55,438,832	59.9%
Total Investments (Lifestyle Moderate PS Series)
(Cost $89,838,125) - 100.0%		$92,526,073	100.0%
Other Assets And Liabilities, Net - 0.0%		(30,644)	0.0%
TOTAL NET ASSETS - 100.0%		$92,495,429	100.0%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.3%
Consumer Discretionary - 13.6%
Advance Auto Parts, Inc.	37,825	$4,186,471	0.5%
Foot Locker, Inc.	77,120	3,195,853	0.4%
Hanesbrands, Inc.	51,472	3,616,937	0.4%
Jarden Corp. (I)	62,126	3,811,430	0.5%
LKQ Corp. (I)	156,128	5,136,605	0.6%
Polaris Industries, Inc.	33,456	4,872,532	0.6%
Signet Jewelers, Ltd.	41,660	3,278,642	0.4%
Tractor Supply Company	72,494	5,624,085	0.7%
Under Armour, Inc., Class A (I)(L)	41,694	3,639,886	0.4%
OTHER SECURITIES		75,216,762	9.1%
		112,579,203
Consumer Staples - 3.9%
Church & Dwight Company, Inc.	72,110	4,779,451	0.6%
Energizer Holdings, Inc.	32,341	3,500,590	0.4%
Green Mountain
Coffee Roasters, Inc. (I)(L)	68,109	5,147,678	0.6%
OTHER SECURITIES		18,566,609	2.3%
		31,994,328
Energy - 5.5%
Cimarex Energy Company	45,104	4,731,861	0.6%
HollyFrontier Corp.	103,200	5,128,008	0.6%
Oceaneering International, Inc.	56,192	4,432,425	0.5%
OTHER SECURITIES		31,351,743	3.8%
		45,644,037
Financials - 21.6%
Affiliated Managers Group, Inc. (I)	27,515	5,967,453	0.7%
Alleghany Corp. (I)	8,708	3,482,852	0.4%
Arthur J. Gallagher & Company	68,314	3,205,976	0.4%
Everest Re Group, Ltd.	24,877	3,877,578	0.5%
Federal Realty Investment Trust	33,779	3,425,528	0.4%
Fidelity National
Financial, Inc., Class A	129,692	4,208,505	0.5%
New York
Community Bancorp, Inc. (L)	228,958	3,857,942	0.5%
Raymond James Financial, Inc.	64,012	3,340,786	0.4%
Realty Income Corp.	107,048	3,996,102	0.5%
SL Green Realty Corp.	49,265	4,551,101	0.6%
OTHER SECURITIES		138,479,959	16.7%
		178,393,782
Health Care - 8.6%
Endo Health Solutions, Inc. (I)	59,642	4,023,449	0.5%
Henry Schein, Inc. (I)(L)	44,588	5,094,625	0.6%
Mettler-Toledo International, Inc. (I)	15,418	3,740,253	0.5%
Omnicare, Inc.	53,483	3,228,234	0.4%
ResMed, Inc. (L)	73,790	3,474,033	0.4%
Universal Health
Services, Inc., Class B	46,444	3,774,039	0.5%
OTHER SECURITIES		48,107,905	5.7%
		71,442,538
Industrials - 16.4%
B/E Aerospace, Inc. (I)	51,146	4,451,236	0.5%
Fortune Brands Home
& Security, Inc.	86,324	3,945,007	0.5%
J.B. Hunt Transport Services, Inc.	47,743	3,690,534	0.4%
ManpowerGroup, Inc.	41,025	3,522,407	0.4%
Towers Watson & Company, Class A	33,525	4,278,125	0.5%
United Rentals, Inc. (I)(L)	48,421	3,774,417	0.5%
Wabtec Corp.	50,016	3,714,688	0.4%
OTHER SECURITIES		108,662,499	13.2%
		136,038,913

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology - 15.3%
3D Systems Corp. (I)(L)	49,643	$4,613,324	0.6%
ANSYS, Inc. (I)	48,123	4,196,326	0.5%
Cree, Inc. (I)	62,688	3,922,388	0.5%
Equinix, Inc. (I)	25,852	4,587,437	0.6%
Gartner, Inc. (I)	47,873	3,401,377	0.4%
Synopsys, Inc. (I)	80,191	3,253,349	0.4%
Trimble Navigation, Ltd. (I)	133,912	4,646,746	0.6%
OTHER SECURITIES		97,912,456	11.7%
		126,533,403
Materials - 6.8%
Ashland, Inc.	37,437	3,632,886	0.4%
Packaging Corp. of America	50,935	3,223,167	0.4%
Rock-Tenn Company, Class A	37,413	3,928,739	0.5%
OTHER SECURITIES		45,372,796	5.5%
		56,157,588
Telecommunication Services - 0.4%		3,601,537	0.4%
Utilities - 4.2%
OGE Energy Corp.	103,067	3,493,971	0.4%
OTHER SECURITIES		30,956,480	3.8%
		34,450,451
TOTAL COMMON STOCKS (Cost $477,700,882)		$796,835,780

SECURITIES LENDING COLLATERAL - 10.4%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	8,571,907	85,781,642	10.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $85,787,089)		$85,781,642

SHORT-TERM INVESTMENTS - 3.8%

Repurchase Agreement - 3.8%
Repurchase Agreement with State
Street Corp. dated 12/31/2013 at
0.000% to be repurchased at
$31,628,000 on 01/02/2014,
collateralized by $33,005,000
U.S. Treasury Bonds, 3.750% due
11/15/2043 (valued at
$32,262,388, including interest)	$31,628,000	$31,628,000	3.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $31,628,000)		$31,628,000
Total Investments (Mid Cap Index Trust)
(Cost $595,115,971) - 110.5%		$914,245,422	110.5%
Other Assets And Liabilities, Net - (10.5%)		(87,085,970)	(10.5)%
TOTAL NET ASSETS - 100.0%		$827,159,452	100.0%

Mid Cap Stock Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.7%
Consumer Discretionary - 26.8%
Bloomin’ Brands, Inc. (I)	538,203	$12,922,254	1.4%
Dick’s Sporting Goods, Inc.	233,194	13,548,571	1.4%
Groupon, Inc. (I)(L)	1,103,702	12,990,573	1.4%
HomeAway, Inc. (I)	302,450	12,364,156	1.3%

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
IMAX Corp. (I)(L)	311,890	$9,194,517	1.0%
Life Time Fitness, Inc. (I)(L)	200,722	9,433,934	1.0%
Lululemon Athletica, Inc. (I)(L)	249,122	14,705,672	1.6%
Lumber
Liquidators Holdings, Inc. (I)(L)	100,142	10,303,610	1.1%
Melco Crown
Entertainment, Ltd., ADR (I)	288,006	11,295,595	1.2%
Netflix, Inc. (I)	32,480	11,958,162	1.3%
Panera Bread Company, Class A (I)	67,853	11,988,947	1.3%
PVH Corp.	88,546	12,044,027	1.3%
Samsonite International SA	3,664,480	11,129,353	1.2%
Starwood Hotels &
Resorts Worldwide, Inc.	118,857	9,443,189	1.0%
TripAdvisor, Inc. (I)(L)	182,333	15,102,642	1.6%
Whirlpool Corp.	75,319	11,814,538	1.3%
Wyndham Worldwide Corp.	143,105	10,545,407	1.1%
OTHER SECURITIES		51,944,279	5.3%
		252,729,426
Consumer Staples - 5.4%
Green Mountain
Coffee Roasters, Inc. (I)(L)	149,490	11,298,454	1.2%
WhiteWave Foods
Company, Class A (I)	572,143	13,124,960	1.4%
Whole Foods Market, Inc.	185,454	10,724,805	1.1%
OTHER SECURITIES		15,482,171	1.7%
		50,630,390
Energy - 4.0%
Pioneer Natural Resources Company	50,723	9,336,583	1.0%
Range Resources Corp.	143,456	12,094,775	1.3%
OTHER SECURITIES		16,122,286	1.7%
		37,553,644
Financials - 5.0%
Host Hotels & Resorts, Inc.	528,842	10,280,688	1.1%
OTHER SECURITIES		37,202,470	3.9%
		47,483,158
Health Care - 13.7%
Actavis PLC (I)	111,382	18,712,176	2.0%
Catamaran Corp. (I)	260,579	12,372,291	1.3%
Covance, Inc. (I)	107,368	9,454,826	1.0%
DexCom, Inc. (I)	320,057	11,333,218	1.2%
Forest Laboratories, Inc. (I)	201,544	12,098,686	1.3%
OTHER SECURITIES		65,349,767	6.9%
		129,320,964
Industrials - 15.5%
Armstrong World Industries, Inc. (I)	228,527	13,165,440	1.4%
DigitalGlobe, Inc. (I)	495,643	20,395,709	2.2%
HD Supply Holdings, Inc. (I)	509,761	12,239,362	1.3%
Hertz Global Holdings, Inc. (I)	361,267	10,339,462	1.1%
IHS, Inc., Class A (I)	114,025	13,648,793	1.4%
Owens Corning (I)	285,070	11,608,050	1.2%
Pall Corp.	112,940	9,639,429	1.0%
Platform Acquisition
Holdings, Ltd. (I)	719,366	10,071,124	1.1%
The ADT Corp. (L)	264,803	10,716,577	1.1%
WESCO International, Inc. (I)(L)	140,971	12,838,229	1.4%
OTHER SECURITIES		20,977,831	2.3%
		145,640,006
Information Technology - 27.2%
Activision Blizzard, Inc.	642,349	11,453,083	1.2%

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
Akamai Technologies, Inc. (I)(L)	252,827	$11,928,378	1.3%
Autodesk, Inc. (I)	418,226	21,049,315	2.2%
Bankrate, Inc. (I)	656,963	11,785,916	1.3%
Cadence Design Systems, Inc. (I)(L)	1,120,130	15,704,223	1.7%
Concur Technologies, Inc. (I)(L)	139,740	14,418,373	1.5%
Cornerstone OnDemand, Inc. (I)	191,675	10,223,945	1.1%
FleetMatics Group PLC (I)(L)	290,942	12,583,242	1.3%
LinkedIn Corp., Class A (I)	63,693	13,810,553	1.5%
NXP Semiconductor NV (I)	317,006	14,560,086	1.5%
OpenTable, Inc. (I)(L)	115,153	9,139,694	1.0%
Trulia, Inc. (I)(L)	272,205	9,600,670	1.0%
OTHER SECURITIES		100,581,958	10.6%
		256,839,436
Materials - 2.1%		19,643,800	2.1%
TOTAL COMMON STOCKS (Cost $760,104,249)		$939,840,824

WARRANTS - 0.0%
Platform Acquisition Holdings, Ltd.
(Expiration Date: 07/31/2020;
Strike Price: $11.50) (I)	308,302	256,918	0.0%
TOTAL WARRANTS (Cost $3,083)		$256,918

SECURITIES LENDING COLLATERAL - 16.0%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	15,088,738	150,997,532	16.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $151,005,893)		$150,997,532

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreement - 0.5%		$4,300,000	0.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,300,000)		$4,300,000
Total Investments (Mid Cap Stock Trust)
(Cost $915,413,225) - 116.2%		$1,095,395,274	116.2%
Other Assets And Liabilities, Net - (16.2%)		(152,834,754)	(16.2)%
TOTAL NET ASSETS - 100.0%		$942,560,520	100.0%

Mid Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.2%
Consumer Discretionary - 9.9%
Cablevision
Systems Corp., Class A (L)	619,200	$11,102,256	1.2%
Kohl’s Corp.	182,400	10,351,200	1.1%
Mattel, Inc.	224,000	10,657,920	1.1%
Visteon Corp. (I)	87,000	7,124,430	0.7%
OTHER SECURITIES		56,136,735	5.8%
		95,372,541
Consumer Staples - 9.0%
Archer-Daniels-Midland Company	299,300	12,989,620	1.3%
Avon Products, Inc.	720,900	12,413,898	1.3%
Bunge, Ltd.	128,900	10,583,979	1.1%
Sysco Corp.	330,400	11,927,440	1.2%
The Kroger Company	275,000	10,870,750	1.1%

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Staples (continued)
OTHER SECURITIES		$27,893,400	3.0%
		86,679,087
Energy - 9.3%
CONSOL Energy, Inc.	370,747	14,103,216	1.5%
Exterran Holdings, Inc. (I)	576,422	19,713,632	2.0%
Hess Corp.	182,400	15,139,200	1.6%
Talisman Energy, Inc.	1,209,300	14,059,642	1.5%
WPX Energy, Inc. (I)(L)	696,100	14,186,518	1.5%
OTHER SECURITIES		12,816,312	1.2%
		90,018,520
Financials - 26.8%
CIT Group, Inc.	312,500	16,290,625	1.7%
CNA Financial Corp.	235,100	10,083,439	1.0%
E*TRADE Financial Corp. (I)	1,156,644	22,716,488	2.4%
Fidelity National
Financial, Inc., Class A	284,500	9,232,025	1.0%
First American Financial Corp.	465,200	13,118,640	1.4%
First Horizon National Corp.	1,008,449	11,748,431	1.2%
Kemper Corp.	189,954	7,765,320	0.8%
Lazard, Ltd., Class A	485,500	22,002,860	2.3%
Legg Mason, Inc. (L)	249,700	10,856,956	1.1%
Marsh & McLennan Companies, Inc.	337,600	16,326,336	1.7%
Northern Trust Corp.	355,200	21,983,328	2.3%
SunTrust Banks, Inc.	209,300	7,704,333	0.8%
Weyerhaeuser Company	328,536	10,371,882	1.1%
White Mountains
Insurance Group, Ltd.	21,100	12,724,988	1.3%
OTHER SECURITIES		64,911,696	6.7%
		257,837,347
Health Care - 8.0%
Forest Laboratories, Inc. (I)	119,100	7,149,573	0.7%
Hospira, Inc. (I)	413,400	17,065,152	1.8%
Life Technologies Corp. (I)	162,300	12,302,340	1.3%
Quest Diagnostics, Inc. (L)	137,400	7,356,396	0.8%
OTHER SECURITIES		33,372,657	3.4%
		77,246,118
Industrials - 10.0%
C.H. Robinson Worldwide, Inc.	148,300	8,651,822	0.9%
Cintas Corp. (L)	177,000	10,547,430	1.1%
ManpowerGroup, Inc.	190,000	16,313,400	1.7%
Southwest Airlines Company	1,055,800	19,891,272	2.1%
Textron, Inc.	621,200	22,835,312	2.4%
OTHER SECURITIES		18,018,995	1.8%
		96,258,231
Information Technology - 6.0%
Applied Materials, Inc.	1,020,200	18,047,338	1.9%
Broadcom Corp., Class A	349,900	10,374,535	1.1%
OTHER SECURITIES		29,675,880	3.0%
		58,097,753
Materials - 8.5%
MeadWestvaco Corp.	316,200	11,677,266	1.2%
Packaging Corp. of America	229,100	14,497,448	1.5%
The Scotts Miracle-Gro
Company, Class A (L)	164,300	10,222,746	1.1%
Vulcan Materials Company	202,207	12,015,140	1.2%
OTHER SECURITIES		33,344,770	3.5%
		81,757,370
Telecommunication Services - 0.8%
Telephone & Data Systems, Inc.	306,536	7,902,498	0.8%

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Utilities - 7.9%
American Electric
Power Company, Inc.	153,000	$7,151,220	0.7%
Calpine Corp. (I)	374,100	7,298,691	0.8%
FirstEnergy Corp.	420,111	13,855,261	1.4%
NRG Energy, Inc.	657,605	18,886,416	2.0%
PPL Corp.	353,800	10,645,842	1.1%
OTHER SECURITIES		18,336,590	1.9%
		76,174,020
TOTAL COMMON STOCKS (Cost $701,795,873)		$927,343,485

PREFERRED SECURITIES - 0.0%
Weyerhaeuser Company, 6.375%	6,600	369,864	0.0%
TOTAL PREFERRED SECURITIES (Cost $330,000)		$369,864
Convertible Bonds 0.6%		6,021,134	0.6%
TOTAL CONVERTIBLE BONDS (Cost $5,294,166)		$6,021,134

SECURITIES LENDING COLLATERAL - 6.4%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	6,183,282	61,877,960	6.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $61,881,859)		$61,877,960

SHORT-TERM INVESTMENTS - 2.8%
Money Market Funds - 2.8%
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	25,560,803	25,560,803	2.7%
OTHER SECURITIES		1,112,497	0.1%
		26,673,300
TOTAL SHORT-TERM
INVESTMENTS (Cost $26,673,300)		$26,673,300
Total Investments (Mid Value Trust)
(Cost $795,975,198) - 106.0%		$1,022,285,743	106.0%
Other Assets And Liabilities, Net - (6.0%)		(57,840,328)	(6.0)%
TOTAL NET ASSETS - 100.0%		$964,445,415	100.0%

Mutual Shares Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 88.3%
Consumer Discretionary - 9.0%
CBS Corp., Class B	113,697	$7,247,047	1.0%
General Motors Company (I)	200,720	8,203,426	1.2%
Reed Elsevier PLC	725,500	10,819,822	1.6%
Time Warner Cable, Inc.	65,310	8,849,505	1.3%
Twenty-First Century
Fox, Inc., Class B	368,446	12,748,232	1.8%
OTHER SECURITIES		14,679,633	2.1%
		62,547,665
Consumer Staples - 12.5%
Altria Group, Inc.	172,191	6,610,412	1.0%
British American Tobacco PLC	210,816	11,315,355	1.6%
CVS Caremark Corp.	155,244	11,110,813	1.6%
Imperial Tobacco Group PLC	164,870	6,391,697	0.9%
Lorillard, Inc.	142,615	7,227,728	1.0%

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Staples (continued)
Tesco PLC	1,214,660	$6,745,411	1.0%
The Kroger Company	231,494	9,150,958	1.3%
Walgreen Company	130,783	7,512,176	1.1%
OTHER SECURITIES		20,493,575	3.0%
		86,558,125
Energy - 11.5%
Apache Corp.	126,450	10,867,113	1.6%
Baker Hughes, Inc.	141,396	7,813,543	1.1%
BG Group PLC	266,560	5,735,931	0.8%
BP PLC	700,723	5,678,738	0.8%
CONSOL Energy, Inc.	168,536	6,411,109	0.9%
Marathon Oil Corp.	298,672	10,543,122	1.5%
Royal Dutch Shell PLC, A Shares	308,679	11,020,687	1.6%
Transocean, Ltd.	132,650	6,555,563	0.9%
OTHER SECURITIES		15,364,714	2.3%
		79,990,520
Financials - 20.1%
ACE, Ltd.	104,562	10,825,304	1.6%
Alleghany Corp. (I)	16,794	6,716,928	1.0%
American International Group, Inc.	292,435	14,928,807	2.2%
Citigroup, Inc.	149,915	7,812,071	1.1%
ING Groep NV	460,189	6,428,161	0.9%
JPMorgan Chase & Company	153,240	8,961,475	1.3%
MetLife, Inc.	128,550	6,931,416	1.0%
PNC Financial Services Group, Inc.	148,704	11,536,456	1.7%
SunTrust Banks, Inc.	161,830	5,956,962	0.9%
White Mountains
Insurance Group, Ltd.	20,381	12,291,373	1.8%
OTHER SECURITIES		47,382,838	6.6%
		139,771,791
Health Care - 10.5%
Cigna Corp.	150,531	13,168,452	1.9%
Medtronic, Inc.	235,265	13,501,858	1.9%
Merck & Company, Inc.	389,650	19,501,983	2.8%
Teva Pharmaceutical
Industries, Ltd., ADR	269,676	10,808,614	1.6%
OTHER SECURITIES		15,675,539	2.3%
		72,656,446
Industrials - 4.1%
A.P. Moeller Maersk A/S, Series B	857	9,274,414	1.3%
Huntington Ingalls Industries, Inc.	85,254	7,673,713	1.1%
OTHER SECURITIES		11,532,991	1.7%
		28,481,118
Information Technology - 10.9%
Apple, Inc.	28,740	16,126,301	2.3%
Cisco Systems, Inc.	362,110	8,129,370	1.2%
Hewlett-Packard Company	236,032	6,604,175	1.0%
Microsoft Corp.	472,886	17,700,123	2.6%
Symantec Corp.	365,123	8,609,600	1.2%
Xerox Corp.	831,744	10,122,324	1.5%
OTHER SECURITIES		8,532,967	1.1%
		75,824,860
Materials - 5.1%
Freeport-McMoRan Copper
& Gold, Inc.	259,336	9,787,341	1.4%
International Paper Company	191,142	9,371,692	1.4%
OTHER SECURITIES		16,357,221	2.3%
		35,516,254

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Telecommunication Services - 2.4%
Vodafone Group PLC	4,210,524	$16,577,632	2.4%
Utilities - 2.2%		14,924,179	2.2%
TOTAL COMMON STOCKS (Cost $451,415,756)		$612,848,590

CORPORATE BONDS - 2.7%

Consumer Discretionary - 0.6%
Clear Channel Communications, Inc.
9.000%, 12/15/2019	$3,977,000	$4,056,540	0.6%
OTHER SECURITIES		—	0.0%
		4,056,540
Energy - 0.4%		3,032,738	0.4%

Industrials - 0.5%		3,960,138	0.5%

Information Technology - 0.6%
Avaya, Inc.
7.000%, 04/01/2019 (S)	1,707,000	1,672,860	0.3%
Avaya, Inc.
10.500%, 03/01/2021 (S)	2,412,000	2,327,580	0.3%
		4,000,440
Telecommunication Services - 0.1%		601,151	0.1%

Utilities - 0.5%
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (S)	$4,128,000	3,034,080	0.5%
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015	3,941,000	246,313	0.0%
		3,280,393
TOTAL CORPORATE BONDS (Cost $19,950,154)		$18,931,400

TERM LOANS (M) - 3.0%

Consumer Discretionary - 1.8%
Clear Channel Communications, Inc.
3.819%, 01/29/2016	70,064	67,753	0.0%
Clear Channel Communications, Inc.
6.919%, 01/30/2019	4,025,467	3,840,968	0.6%
Clear Channel Communications, Inc.
7.664%, 07/30/2019	1,293,886	1,273,669	0.2%
OTHER SECURITIES		7,313,137	1.0%
		12,495,527
Energy - 0.0%		105,764	0.0%

Information Technology - 0.5%
Avaya, Inc.
4.736%, 10/26/2017	2,574,534	2,508,561	0.4%
Avaya, Inc.
8.000%, 03/30/2018	628,498	635,569	0.1%
		3,144,130
Utilities - 0.7%
Texas Competitive Electric Holdings
Company LLC
4.730%, 10/10/2017	7,466,240	5,129,307	0.7%
TOTAL TERM LOANS (Cost $21,903,755)		$20,874,728

PURCHASED OPTIONS - 0.1%
Telecommunication Services - 0.1%		379,905	0.1%
TOTAL PURCHASED OPTIONS (Cost $434,114)		$379,905

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	35,591	356,167	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $356,195)		$356,167

SHORT-TERM INVESTMENTS - 4.7%
U.S. Government - 4.7%
0.035%, 03/20/2014 *	$6,000,000	$5,999,232	0.8%
0.045%, 03/06/2014 *	1,000,000	999,899	0.1%
0.065%, 01/02/2014 *	6,000,000	6,000,000	0.9%
0.065%, 02/20/2014 *	6,000,000	5,999,814	0.9%
0.070%, 01/30/2014 *	3,600,000	3,599,957	0.5%
0.070%, 02/13/2014 *	4,000,000	3,999,928	0.6%
0.075%, 05/01/2014 *	4,500,000	4,499,181	0.6%
0.080%, 06/26/2014 *	2,000,000	1,999,198	0.3%
		33,097,209
TOTAL SHORT-TERM
INVESTMENTS (Cost $33,096,469)		$33,097,209
Total Investments (Mutual Shares Trust)
(Cost $527,156,443) - 98.9%		$686,487,999	98.9%
Other Assets And Liabilities, Net - 1.1%		7,614,535	1.1%
TOTAL NET ASSETS - 100.0%		$694,102,534	100.0%

Natural Resources Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 94.1%
Energy - 51.0%
Apache Corp.	18,449	$1,585,507	1.0%
ARC Resources, Ltd.	70,000	1,948,600	1.2%
BG Group PLC	170,917	3,677,852	2.4%
BP PLC, ADR	64,313	3,126,255	2.0%
Cabot Oil & Gas Corp.	59,984	2,324,972	1.5%
Chevron Corp.	18,762	2,343,561	1.5%
Concho Resources, Inc. (I)	25,515	2,755,620	1.8%
Denbury Resources, Inc. (I)	173,713	2,854,105	1.8%
Enbridge, Inc.	54,454	2,378,551	1.5%
EOG Resources, Inc.	15,057	2,527,167	1.6%
Galp Energia SGPS SA	79,502	1,302,979	0.8%
Imperial Oil, Ltd.	58,102	2,569,851	1.6%
Kosmos Energy, Ltd. (I)	116,266	1,299,854	0.8%
Laredo Petroleum, Inc. (I)	86,595	2,397,816	1.5%
Marathon Petroleum Corp.	17,542	1,609,128	1.0%
MEG Energy Corp. (I)	56,260	1,621,199	1.0%
Noble Energy, Inc.	32,688	2,226,380	1.4%
Oil Search, Ltd.	564,295	4,099,529	2.6%
Ophir Energy PLC (I)	678,328	3,683,726	2.4%
Patterson-UTI Energy, Inc.	47,084	1,192,167	0.8%
Petroleo Brasileiro SA, ADR	108,103	1,489,659	1.0%
Peyto Exploration
& Development Corp.	98,606	3,017,822	1.9%
Phillips 66	43,205	3,332,402	2.1%
Pioneer Natural Resources Company	12,490	2,299,034	1.5%
Range Resources Corp.	28,392	2,393,730	1.5%
Rosetta Resources, Inc. (I)	52,448	2,519,602	1.6%
Southwestern Energy Company (I)	90,103	3,543,751	2.3%
Tullow Oil PLC	200,153	2,840,690	1.8%

Natural Resources Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Energy (continued)
OTHER SECURITIES		$10,926,982	7.1%
		79,888,491
Industrials - 2.2%
Mineral Resources, Ltd.	218,601	2,325,986	1.5%
OTHER SECURITIES		1,036,425	0.7%
		3,362,411
Information Technology - 0.7%		1,138,971	0.7%
Materials - 37.8%
Allegheny Technologies, Inc.	61,863	2,204,179	1.4%
Anglo American PLC	112,244	2,456,495	1.6%
Antofagasta PLC	237,943	3,262,076	2.1%
Barrick Gold Corp.	60,100	1,279,197	0.8%
BHP Billiton PLC	127,904	3,968,847	2.5%
Compass Minerals International, Inc.	29,791	2,384,770	1.5%
First Quantum Minerals, Ltd.	359,200	6,472,194	4.1%
Fortescue Metals Group, Ltd.	327,582	1,711,231	1.1%
Goldcorp, Inc.	142,216	3,081,821	2.0%
Hudbay Minerals, Inc.	143,840	1,178,050	0.8%
Iluka Resources, Ltd.	364,145	2,821,775	1.8%
JSR Corp.	65,800	1,275,395	0.8%
LyondellBasell
Industries NV, Class A	14,524	1,165,987	0.7%
New Gold, Inc. (I)	577,392	3,025,534	1.9%
Nippon Steel &
Sumitomo Metal Corp.	465,110	1,559,888	1.0%
Rio Tinto PLC	95,200	5,379,717	3.4%
Sociedad Quimica y Minera de
Chile SA, ADR	156,867	4,059,718	2.6%
The Mosaic Company	99,953	4,724,778	3.0%
Turquoise Hill Resources, Ltd. (I)	682,280	2,251,524	1.4%
OTHER SECURITIES		4,911,051	3.3%
		59,174,227
Utilities - 2.4%
Calpine Corp. (I)	145,550	2,839,681	1.8%
OTHER SECURITIES		873,959	0.6%
		3,713,640
TOTAL COMMON STOCKS (Cost $144,242,380)		$147,277,740

RIGHTS - 0.4%
Turquoise Hill Resources, Ltd.
(Expiration Date: 01/17/2014;
Strike Price: $2.40) (I)	682,280	654,989	0.4%
TOTAL RIGHTS (Cost $961,925)		$654,989

SECURITIES LENDING COLLATERAL - 2.0%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	314,356	3,145,856	2.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,145,980)		$3,145,856

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Natural Resources Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 5.6%
Repurchase Agreement - 5.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2013 at
0.000% to be repurchased at
$8,148,000 01/02/2014,
collateralized by $8,260,000
Federal Home Loan
Mortgage Corp., 1.375% due
02/25/2014 (valued at $8,313,558,
including interest).	$8,148,000	$8,148,000	5.2%
OTHER SECURITIES		500,000	0.4%
		8,648,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $8,648,000)		$8,648,000
Total Investments (Natural Resources Trust)
(Cost $156,998,285) - 102.1%		$159,726,585	102.1%
Other Assets And Liabilities, Net - (2.1%)		(3,226,069)	(2.1)%
TOTAL NET ASSETS - 100.0%		$156,500,516	100.0%

Real Estate Securities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.9%
Financials - 98.9%
Real Estate Investment Trusts - 98.9%
Diversified REITs - 9.9%
Duke Realty Corp.	623,909	$9,383,590	2.6%
Select Income REIT	192,725	5,153,467	1.4%
Spirit Realty Capital, Inc.	592,009	5,819,448	1.6%
Vornado Realty Trust	177,030	15,718,494	4.3%
		36,074,999
Industrial REITs - 5.5%
DCT Industrial Trust, Inc.	1,151,807	8,212,384	2.2%
Prologis, Inc.	324,051	11,973,684	3.3%
		20,186,068
Office REITs - 13.7%
Alexandria Real Estate Equities, Inc.	56,983	3,625,258	1.0%
Boston Properties, Inc.	184,591	18,527,399	5.1%
Douglas Emmett, Inc.	447,594	10,424,464	2.8%
DuPont Fabros Technology, Inc.	176,999	4,373,645	1.2%
Mack-Cali Realty Corp.	84,084	1,806,124	0.5%
Piedmont Office
Realty Trust, Inc., Class A	217,943	3,600,418	1.0%
SL Green Realty Corp.	84,189	7,777,380	2.1%
		50,134,688
Residential REITs - 15.9%
American
Campus Communities, Inc.	112,765	3,632,161	1.0%
AvalonBay Communities, Inc.	138,735	16,402,639	4.5%
BRE Properties, Inc.	73,901	4,043,124	1.1%
Camden Property Trust	145,311	8,265,290	2.3%
Education Realty Trust, Inc.	4,759	41,974	0.0%
Equity Lifestyle Properties, Inc.	56,724	2,055,111	0.6%
Equity Residential	358,626	18,601,931	5.1%
Essex Property Trust, Inc.	29,378	4,216,037	1.1%

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Residential REITs (continued)
Post Properties, Inc.	16,033	$725,173	0.2%
		57,983,440
Retail REITs - 28.0%
Acadia Realty Trust	126,658	3,144,918	0.8%
CBL & Associates Properties, Inc.	159,101	2,857,454	0.8%
Federal Realty Investment Trust	76,686	7,776,727	2.1%
General Growth Properties, Inc.	471,037	9,453,713	2.6%
Glimcher Realty Trust	365,910	3,424,918	0.9%
Kite Realty Group Trust	388,929	2,555,264	0.7%
National Retail Properties, Inc.	238,169	7,223,666	2.0%
Realty Income Corp.	206,435	7,706,219	2.1%
Regency Centers Corp.	148,832	6,890,922	1.9%
Retail Properties of
America, Inc., Class A	394,752	5,021,245	1.4%
Simon Property Group, Inc.	250,123	38,058,716	10.4%
Taubman Centers, Inc.	56,812	3,631,423	1.0%
Weingarten Realty Investors	169,189	4,639,162	1.3%
		102,384,347
Specialized REITs - 25.9%
Chesapeake Lodging Trust	122,829	3,106,345	0.8%
CubeSmart	183,663	2,927,588	0.8%
DiamondRock Hospitality Company	397,056	4,585,997	1.2%
HCP, Inc.	169,029	6,139,133	1.7%
Health Care REIT, Inc.	128,631	6,890,763	1.9%
Healthcare Realty Trust, Inc.	240,476	5,124,544	1.4%
Host Hotels & Resorts, Inc.	518,301	10,075,771	2.8%
LaSalle Hotel Properties	194,078	5,989,247	1.6%
LTC Properties, Inc.	80,107	2,834,987	0.8%
Public Storage	118,024	17,764,972	4.9%
Sabra Health Care REIT, Inc.	81,229	2,123,326	0.6%
Sunstone Hotel Investors, Inc.	419,455	5,620,696	1.5%
Ventas, Inc.	374,270	21,438,186	5.9%
		94,621,555
TOTAL COMMON STOCKS (Cost $366,545,336)		$361,385,097

SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreement - 1.7%
Repurchase Agreement with State
Street Corp. dated 12/31/2013 at
0.000% to be repurchased at
$6,231,000 on 01/02/2014,
collateralized by $6,320,000
Federal Farm Credit Bank,
1.125% due 02/27/2014 (valued at
$6,359,500, including interest)	$6,231,000	$6,231,000	1.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $6,231,000)		$6,231,000
Total Investments (Real Estate Securities Trust)
(Cost $372,776,336) - 100.6%		$367,616,097	100.6%
Other Assets And Liabilities, Net - (0.6%)		(2,093,963)	(0.6)%
TOTAL NET ASSETS - 100.0%		$365,522,134	100.0%

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Science & Technology Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 92.5%
Consumer Discretionary - 10.5%
Amazon.com, Inc. (I)	43,615	$17,393,226	3.9%
Netflix, Inc. (I)	9,630	3,545,477	0.8%
priceline.com, Inc. (I)	7,770	9,031,848	2.0%
Tesla Motors, Inc. (I)(L)	45,155	6,790,404	1.5%
OTHER SECURITIES		9,716,333	2.3%
		46,477,288
Consumer Staples - 0.0%		167,370	0.0%
Health Care - 1.2%		5,412,335	1.2%
Industrials - 0.2%		769,117	0.2%
Information Technology - 80.3%
Alcatel-Lucent, ADR	1,466,033	6,450,545	1.5%
Altera Corp.	174,900	5,689,497	1.3%
Apple, Inc.	28,175	15,809,274	3.6%
Applied Materials, Inc.	396,155	7,007,982	1.6%
ARM Holdings PLC, ADR (L)	58,000	3,174,920	0.7%
Aruba Networks, Inc. (I)(L)	283,820	5,080,378	1.1%
Aspen Technology, Inc. (I)	93,305	3,900,149	0.9%
Autodesk, Inc. (I)	151,777	7,638,936	1.7%
Avago Technologies, Ltd.	127,930	6,766,218	1.5%
Baidu, Inc., ADR (I)	36,550	6,501,514	1.5%
Check Point
Software Technologies, Ltd. (I)	54,100	3,490,532	0.8%
Cisco Systems, Inc.	471,740	10,590,563	2.4%
Citrix Systems, Inc. (I)	70,500	4,459,125	1.0%
Dell, Inc.	458,900	6,309,875	1.4%
Equinix, Inc. (I)	21,500	3,815,175	0.9%
Facebook, Inc., Class A	207,425	11,337,851	2.6%
Google, Inc., Class A (I)	23,810	26,684,105	6.0%
Intel Corp.	166,000	4,309,360	1.0%
IPG Photonics Corp. (I)(L)	40,900	3,174,249	0.7%
Lam Research Corp. (I)	67,115	3,654,412	0.8%
Lenovo Group, Ltd.	2,655,000	3,236,503	0.7%
MasterCard, Inc., Class A	7,160	5,981,894	1.4%
MediaTek, Inc.	300,000	4,471,464	1.0%
Mellanox Technologies, Ltd. (I)(L)	104,000	4,156,880	0.9%
Micron Technology, Inc. (I)	252,390	5,492,006	1.2%
Microsoft Corp.	472,780	17,696,155	4.0%
NetEase.com, Inc., ADR (L)	50,170	3,943,362	0.9%
NXP Semiconductor NV (I)	107,450	4,935,179	1.1%
ON Semiconductor Corp. (I)	549,500	4,527,880	1.0%
QUALCOMM, Inc.	133,150	9,886,388	2.2%
Red Hat, Inc. (I)	167,600	9,392,304	2.1%
Salesforce.com, Inc. (I)	137,220	7,573,172	1.7%
SanDisk Corp.	77,615	5,474,962	1.2%
Seagate Technology PLC	93,955	5,276,513	1.2%
ServiceNow, Inc. (I)(L)	122,039	6,835,404	1.5%
SINA Corp. (I)	61,125	5,149,781	1.2%
SouFun Holdings, Ltd., ADR (L)	60,450	4,981,685	1.1%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,467,000	5,179,914	1.2%
Taiwan Semiconductor
Manufacturing
Company, Ltd., ADR (L)	115,625	2,016,500	0.5%
Tencent Holdings, Ltd.	63,500	4,060,810	0.9%
Twitter, Inc. (I)(L)	6,800	432,820	0.1%
Twitter, Inc. (I)(R)	125,031	7,376,636	1.7%
VeriSign, Inc. (I)(L)	60,100	3,592,778	0.8%
Visa, Inc., Class A	24,135	5,374,382	1.2%
Western Digital Corp.	119,300	10,009,270	2.3%
Yahoo!, Inc. (I)	81,920	3,312,845	0.7%

Science & Technology Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
OTHER SECURITIES		$59,415,025	13.5%
		355,627,172
Telecommunication Services - 0.3%		1,365,444	0.3%
TOTAL COMMON STOCKS (Cost $314,933,257)		$409,818,726

PREFERRED SECURITIES - 0.4%
Information Technology - 0.4%		1,757,905	0.4%
TOTAL PREFERRED SECURITIES (Cost $1,360,146)		$1,757,905

SECURITIES LENDING COLLATERAL - 6.7%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	2,962,753	29,649,161	6.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,650,455)		$29,649,161

SHORT-TERM INVESTMENTS - 7.1%
Money Market Funds - 5.1%
T.Rowe Price Prime Reserve
Fund, 0.0458% (Y)	21,029,104	21,029,104	4.7%
OTHER SECURITIES		1,668,476	0.4%
		22,697,580
Repurchase Agreement - 2.0%
Repurchase Agreement with State
Street Corp. dated 12/31/2013 at
0.000% to be repurchased at
$8,798,000 on 01/02/2014,
collateralized by $8,920,000
Federal Farm Credit Bank,
1.125% due 02/27/2014 (valued at
$8,975,750, including interest)	$8,798,000	$8,798,000	2.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $31,495,580)		$31,495,580
Total Investments (Science & Technology Trust)
(Cost $377,439,438) - 106.7%		$472,721,372	106.7%
Other Assets And Liabilities, Net - (6.7%)		(29,683,569)	(6.7)%
TOTAL NET ASSETS - 100.0%		$443,037,803	100.0%

Small Cap Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.5%
Consumer Discretionary - 14.1%
Bloomin’ Brands, Inc. (I)	297,377	$7,140,022	1.3%
HSN, Inc.	113,988	7,101,452	1.3%
IMAX Corp. (I)(L)	219,526	6,471,626	1.1%
Lumber
Liquidators Holdings, Inc. (I)(L)	58,708	6,040,466	1.1%
Pier 1 Imports, Inc.	259,181	5,981,897	1.1%
Skechers U.S.A., Inc., Class A (I)	188,792	6,254,679	1.1%
Standard Pacific Corp. (I)(L)	792,785	7,174,704	1.3%
Tenneco, Inc. (I)	103,440	5,851,601	1.0%
OTHER SECURITIES		27,806,218	4.8%
		79,822,665

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Growth Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Staples - 2.9%
Spectrum Brands Holdings, Inc.	79,982	$5,642,730	1.0%
WhiteWave Foods
Company, Class A (I)	365,049	8,374,224	1.5%
OTHER SECURITIES		2,505,818	0.4%
		16,522,772
Energy - 3.2%		17,927,232	3.2%
Financials - 4.2%
Financial Engines, Inc. (L)	97,655	6,785,069	1.2%
Virtus Investment Partners, Inc. (I)	30,112	6,023,906	1.1%
OTHER SECURITIES		11,012,201	1.9%
		23,821,176
Health Care - 16.5%
Acadia
Healthcare Company, Inc. (I)(L)	111,411	5,273,083	0.9%
Covance, Inc. (I)	81,865	7,209,032	1.3%
Cubist Pharmaceuticals, Inc. (I)	76,551	5,272,067	0.9%
DexCom, Inc. (I)(L)	185,681	6,574,964	1.2%
Envision
Healthcare Holdings, Inc. (I)	189,500	6,731,040	1.2%
Insulet Corp. (I)(L)	157,380	5,838,798	1.0%
Team Health Holdings, Inc. (I)	124,028	5,649,475	1.0%
OTHER SECURITIES		51,013,721	9.0%
		93,562,180
Industrials - 21.3%
Altra Holdings, Inc.	222,197	7,603,581	1.3%
Applied Industrial Technologies, Inc.	152,511	7,486,765	1.3%
Armstrong World Industries, Inc. (I)	124,197	7,154,989	1.3%
Con-way, Inc.	158,992	6,313,572	1.1%
DigitalGlobe, Inc. (I)	198,441	8,165,847	1.4%
Generac Holdings, Inc.	109,627	6,209,273	1.1%
Moog, Inc., Class A (I)	105,909	7,195,457	1.3%
Old Dominion Freight Line, Inc. (I)	135,378	7,177,742	1.3%
Owens Corning (I)	188,260	7,665,947	1.4%
Spirit Airlines, Inc. (I)	190,608	8,655,509	1.5%
Teledyne Technologies, Inc. (I)	59,080	5,427,089	1.0%
TrueBlue, Inc. (I)	232,860	6,003,131	1.1%
WageWorks, Inc. (I)	112,844	6,707,447	1.2%
WESCO International, Inc. (I)(L)	81,897	7,458,360	1.3%
OTHER SECURITIES		21,506,303	3.7%
		120,731,012
Information Technology - 34.9%
Bankrate, Inc. (I)(L)	429,939	7,713,106	1.4%
Cadence Design Systems, Inc. (I)(L)	407,987	5,719,978	1.0%
Concur Technologies, Inc. (I)(L)	74,742	7,711,880	1.4%
Constant Contact, Inc. (I)	228,362	7,095,207	1.3%
Cornerstone OnDemand, Inc. (I)(L)	102,160	5,449,214	1.0%
CoStar Group, Inc. (I)	42,063	7,763,989	1.4%
Dealertrack Technologies, Inc. (I)	160,021	7,693,810	1.4%
FleetMatics Group PLC (I)(L)	256,484	11,092,933	2.0%
Global Payments, Inc.	111,702	7,259,513	1.3%
Heartland Payment Systems, Inc. (L)	151,088	7,530,226	1.3%
PTC, Inc. (I)	198,486	7,024,420	1.2%
Shutterstock, Inc. (I)(L)	78,250	6,544,048	1.2%
Verint Systems, Inc. (I)	184,634	7,928,184	1.4%
Web.com Group, Inc. (I)(L)	362,848	11,534,938	2.0%
WEX, Inc. (I)(L)	59,624	5,904,565	1.0%
WNS Holdings, Ltd., ADR (I)	248,295	5,440,143	1.0%
OTHER SECURITIES		78,531,000	13.6%
		197,937,154

Small Cap Growth Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Materials - 1.4%
KapStone Paper
and Packaging Corp. (I)	138,460	$7,734,376	1.4%
TOTAL COMMON STOCKS (Cost $437,256,032)		$558,058,567

PREFERRED SECURITIES - 0.7%
Consumer Discretionary - 0.4%		2,326,225	0.4%
Information Technology - 0.3%		1,419,833	0.3%
TOTAL PREFERRED SECURITIES (Cost $3,746,058)		$3,746,058

SECURITIES LENDING COLLATERAL - 18.7%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	10,624,969	106,327,254	18.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $106,333,420)		$106,327,254

SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreement - 0.8%		$4,500,000	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,500,000)		$4,500,000
Total Investments (Small Cap Growth Trust)
(Cost $551,835,510) - 118.7%		$672,631,879	118.7%
Other Assets And Liabilities, Net - (18.7%)		(105,857,488)	(18.7)%
TOTAL NET ASSETS - 100.0%		$566,774,391	100.0%

Small Cap Index Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.2%
Consumer Discretionary - 13.2%
Brunswick Corp.	24,007	$1,105,762	0.2%
Fifth & Pacific Companies, Inc. (I)	31,793	1,019,602	0.2%
Sotheby’s	18,066	961,111	0.2%
Tenneco, Inc. (I)	16,182	915,416	0.2%
Wolverine World Wide, Inc. (L)	26,486	899,465	0.2%
OTHER SECURITIES		55,313,724	12.2%
		60,215,080
Consumer Staples - 3.6%
Rite Aid Corp. (I)	194,289	983,102	0.2%
The Hain
Celestial Group, Inc. (I)(L)	10,188	924,867	0.2%
United Natural Foods, Inc. (I)	13,116	988,815	0.2%
OTHER SECURITIES		13,787,690	3.0%
		16,684,474
Energy - 5.3%		24,265,000	5.3%
Financials - 21.8%
CNO Financial Group, Inc.	59,117	1,045,780	0.2%
Financial Engines, Inc. (L)	13,043	906,228	0.2%
FirstMerit Corp.	43,729	972,096	0.2%
Hancock Holding Company	22,551	827,171	0.2%
Highwoods Properties, Inc.	23,348	844,497	0.2%
LaSalle Hotel Properties	27,555	850,347	0.2%
NorthStar Realty Finance Corp.	63,668	856,335	0.2%
Prospect Capital Corp.	72,923	818,196	0.2%
Prosperity Bancshares, Inc.	15,881	1,006,697	0.2%

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
OTHER SECURITIES		$91,492,126	20.0%
		99,619,473
Health Care - 12.6%
Align Technology, Inc. (I)	19,424	1,110,082	0.2%
Alnylam Pharmaceuticals, Inc. (I)	15,476	995,571	0.2%
athenahealth, Inc. (I)(L)	9,769	1,313,931	0.3%
Centene Corp. (I)	14,411	849,528	0.2%
Cepheid, Inc. (I)(L)	17,840	833,485	0.2%
Isis Pharmaceuticals, Inc. (I)(L)	29,916	1,191,853	0.3%
Medidata Solutions, Inc. (I)	14,154	857,308	0.2%
Team Health Holdings, Inc. (I)	18,231	830,422	0.2%
ViroPharma, Inc. (I)	17,392	866,991	0.2%
West Pharmaceutical Services, Inc.	18,288	897,209	0.2%
OTHER SECURITIES		48,102,413	10.4%
		57,848,793
Industrials - 14.1%
Acuity Brands, Inc.	11,358	1,241,657	0.3%
CLARCOR, Inc.	13,083	841,891	0.2%
DigitalGlobe, Inc. (I)	19,881	818,103	0.2%
EnerSys, Inc.	12,728	892,106	0.2%
Esterline Technologies Corp. (I)	8,358	852,182	0.2%
HEICO Corp. (L)	17,778	1,030,235	0.2%
Middleby Corp. (I)	4,994	1,198,410	0.3%
Teledyne Technologies, Inc. (I)	9,955	914,466	0.2%
Woodward, Inc.	18,314	835,302	0.2%
OTHER SECURITIES		55,943,114	12.1%
		64,567,466
Information Technology - 17.2%
Aspen Technology, Inc. (I)	24,921	1,041,698	0.2%
Belden, Inc.	11,655	821,095	0.2%
Cognex Corp.	23,094	881,729	0.2%
CommVault Systems, Inc. (I)	12,345	924,394	0.2%
CoStar Group, Inc. (I)	7,584	1,399,855	0.3%
FEI Company	11,056	987,964	0.2%
PTC, Inc. (I)	31,729	1,122,889	0.2%
SunEdison, Inc. (I)	70,925	925,571	0.2%
Tyler Technologies, Inc. (I)	8,361	853,909	0.2%
Ultimate Software Group, Inc. (I)	7,351	1,126,320	0.2%
WEX, Inc. (I)(L)	10,274	1,017,434	0.2%
OTHER SECURITIES		67,595,192	14.9%
		78,698,050
Materials - 4.8%
Axiall Corp.	18,579	881,388	0.2%
PolyOne Corp.	26,486	936,280	0.2%
OTHER SECURITIES		19,909,898	4.4%
		21,727,566
Telecommunication Services - 0.7%		3,374,701	0.7%
Utilities - 2.9%		13,178,242	2.9%
TOTAL COMMON STOCKS (Cost $268,572,798)		$440,178,845
Investment Companies 0.0%		57,184	0.0%
TOTAL INVESTMENT COMPANIES (Cost $44,438)		$57,184
Rights 0.0%		23,118	0.0%
TOTAL RIGHTS (Cost $28,479)		$23,118
Warrants 0.0%		9,589	0.0%
TOTAL WARRANTS (Cost $2,712)		$9,589

Small Cap Index Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SECURITIES LENDING COLLATERAL - 14.6%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	6,684,769	66,896,488	14.6%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $66,899,441)		$66,896,488

SHORT-TERM INVESTMENTS - 3.6%
Repurchase Agreement - 3.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2013 at
0.000% to be repurchased at
$16,269,000 on 01/02/2014,
collateralized by $16,980,000
U.S. Treasury Bonds, 3.750% due
11/15/2043 (valued at
$16,597,950, including interest)	$16,269,000	$16,269,000	3.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $16,269,000)		$16,269,000
Total Investments (Small Cap Index Trust)
(Cost $351,816,868) - 114.4%		$523,434,224	114.4%
Other Assets And Liabilities, Net - (14.4%)		(66,073,128)	(14.4)%
TOTAL NET ASSETS - 100.0%		$457,361,096	100.0%

Small Cap Opportunities Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 99.4%
Consumer Discretionary - 12.9%
Bally Technologies, Inc. (I)	24,002	$1,882,957	0.6%
GNC Holdings, Inc., Class A	27,823	1,626,254	0.5%
La-Z-Boy, Inc.	78,696	2,439,576	0.8%
Nexstar Broadcasting
Group, Inc., Class A	29,210	1,627,873	0.5%
Papa John’s International, Inc.	39,452	1,791,121	0.6%
Penske Automotive Group, Inc.	37,825	1,783,827	0.6%
Red Robin Gourmet Burgers, Inc. (I)	27,724	2,038,823	0.6%
The Interpublic Group
of Companies, Inc.	92,143	1,630,931	0.5%
Thor Industries, Inc.	31,942	1,764,135	0.6%
OTHER SECURITIES		23,849,285	7.6%
		40,434,782
Consumer Staples - 1.9%		6,076,749	1.9%
Energy - 9.2%
Helix Energy
Solutions Group, Inc. (I)	72,080	1,670,814	0.5%
Targa Resources Corp.	20,605	1,816,743	0.6%
OTHER SECURITIES		25,290,758	8.1%
		28,778,315
Financials - 23.8%
Affiliated Managers Group, Inc. (I)	8,131	1,763,451	0.6%
American Financial Group, Inc.	41,305	2,384,125	0.8%
BancorpSouth, Inc.	71,153	1,808,709	0.6%
Boston Private
Financial Holdings, Inc.	137,072	1,729,849	0.6%
CVB Financial Corp.	98,028	1,673,338	0.5%
E*TRADE Financial Corp. (I)	130,009	2,553,377	0.8%
East West Bancorp, Inc.	48,319	1,689,715	0.5%

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
Evercore Partners, Inc., Class A	30,075	$1,797,884	0.6%
Glacier Bancorp, Inc.	60,508	1,802,533	0.6%
PacWest Bancorp	40,231	1,698,553	0.5%
StanCorp Financial Group, Inc.	27,470	1,819,888	0.6%
Texas Capital Bancshares, Inc. (I)	27,523	1,711,931	0.5%
Western Alliance Bancorp (I)	75,842	1,809,590	0.6%
Wintrust Financial Corp.	41,122	1,896,547	0.6%
OTHER SECURITIES		48,579,643	15.4%
		74,719,133
Health Care - 9.6%
Bio-Rad
Laboratories, Inc., Class A (I)	13,418	1,658,599	0.5%
Community Health Systems, Inc. (I)	46,807	1,838,111	0.6%
Endo Health Solutions, Inc. (I)	25,002	1,686,635	0.5%
LifePoint Hospitals, Inc. (I)	34,111	1,802,425	0.6%
Wright Medical Group, Inc. (I)	57,392	1,762,508	0.6%
OTHER SECURITIES		21,441,917	6.8%
		30,190,195
Industrials - 17.0%
Apogee Enterprises, Inc.	50,401	1,809,900	0.6%
EnerSys, Inc.	31,555	2,211,690	0.7%
Foster Wheeler AG (I)	54,260	1,791,665	0.6%
Interface, Inc.	84,153	1,848,000	0.6%
Old Dominion Freight Line, Inc. (I)	36,318	1,925,580	0.6%
Trex Company, Inc. (I)	29,441	2,341,443	0.7%
Trimas Corp. (I)	43,673	1,742,116	0.6%
Triumph Group, Inc.	24,170	1,838,612	0.6%
Watts Water
Technologies, Inc., Class A	31,565	1,952,927	0.6%
OTHER SECURITIES		35,955,323	11.4%
		53,417,256
Information Technology - 16.2%
ARRIS Group, Inc. (I)	84,715	2,064,081	0.7%
Belden, Inc.	25,905	1,825,007	0.6%
Coherent, Inc. (I)	23,144	1,721,682	0.5%
Cray, Inc. (I)	74,893	2,056,562	0.7%
Jack Henry & Associates, Inc.	29,392	1,740,300	0.6%
Sanmina Corp. (I)	113,809	1,900,610	0.6%
SS&C
Technologies Holdings, Inc. (I)	48,536	2,148,203	0.7%
OTHER SECURITIES		37,512,844	11.8%
		50,969,289
Materials - 7.1%
Graphic Packaging
Holding Company (I)	210,241	2,018,314	0.6%
Minerals Technologies, Inc.	31,764	1,908,063	0.6%
OTHER SECURITIES		18,523,697	5.9%
		22,450,074
Telecommunication Services - 0.8%		2,372,377	0.8%
Utilities - 0.9%
UGI Corp.	54,258	2,249,537	0.7%
OTHER SECURITIES		581,216	0.2%
		2,830,753
TOTAL COMMON STOCKS (Cost $238,394,560)		$312,238,923
Warrants 0.0%		1,168	0.0%
TOTAL WARRANTS (Cost $855)		$1,168

Small Cap Opportunities Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
State Street Institutional Liquid
Reserves Fund, 0.0555% (Y)	2,289,858	2,289,858	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,289,858)		$2,289,858
Total Investments (Small Cap Opportunities Trust)
(Cost $240,685,273) - 100.2%		$314,529,949	100.2%
Other Assets And Liabilities, Net - (0.2%)		(489,354)	(0.2)%
TOTAL NET ASSETS - 100.0%		$314,040,595	100.0%

Small Cap Value Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.3%
Consumer Discretionary - 12.9%
Ascena Retail Group, Inc. (I)	714,360	$15,115,858	1.9%
CEC Entertainment, Inc. (L)	339,440	15,030,403	1.9%
Fred’s, Inc., Class A (L)	711,452	13,176,091	1.7%
Helen of Troy, Ltd. (I)	315,870	15,638,724	2.0%
Matthews
International Corp., Class A (L)	301,530	12,848,193	1.6%
Stage Stores, Inc. (L)	456,309	10,139,186	1.3%
The Cato Corp., Class A	489,216	15,557,069	2.0%
OTHER SECURITIES		5,291,382	0.5%
		102,796,906
Consumer Staples - 2.2%
Casey’s General Stores, Inc. (L)	154,820	10,876,105	1.4%
OTHER SECURITIES		6,660,811	0.8%
		17,536,916
Energy - 5.8%
Diamondback Energy, Inc. (I)	163,711	8,653,763	1.1%
Era Group, Inc. (I)	263,367	8,127,506	1.0%
Scorpio Tankers, Inc.	1,538,290	18,136,439	2.3%
SEACOR Holdings, Inc. (I)(L)	116,108	10,589,050	1.3%
OTHER SECURITIES		902,683	0.1%
		46,409,441
Financials - 21.4%
Assured Guaranty, Ltd.	348,657	8,224,819	1.0%
First Midwest Bancorp, Inc.	730,611	12,807,611	1.6%
International Bancshares Corp.	528,990	13,960,046	1.8%
MB Financial, Inc.	285,138	9,150,078	1.2%
Northwest Bancshares, Inc.	830,120	12,269,174	1.5%
Primerica, Inc.	296,180	12,709,084	1.6%
Webster Financial Corp.	490,830	15,304,079	1.9%
OTHER SECURITIES		85,282,184	10.8%
		169,707,075
Health Care - 10.3%
Allscripts
Healthcare Solutions, Inc. (I)	572,770	8,855,024	1.1%
Amsurg Corp. (I)	342,240	15,715,661	2.0%
Charles River
Laboratories International, Inc. (I)	386,150	20,481,396	2.6%
ICON PLC (I)	256,460	10,363,549	1.3%
ICU Medical, Inc. (I)(L)	144,340	9,195,901	1.2%
STERIS Corp.	198,270	9,526,874	1.2%

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care (continued)
OTHER SECURITIES		$7,555,991	0.9%
		81,694,396
Industrials - 18.6%
ACCO Brands Corp. (I)(L)	1,292,290	8,684,189	1.1%
Albany International Corp., Class A	420,904	15,123,081	1.9%
Atlas Air
Worldwide Holdings, Inc. (I)	255,710	10,522,467	1.3%
Cubic Corp.	208,360	10,972,238	1.4%
ESCO Technologies, Inc.	277,882	9,520,237	1.2%
G&K Services, Inc., Class A	285,710	17,779,733	2.2%
GATX Corp. (L)	253,200	13,209,444	1.7%
Mueller Industries, Inc.	290,950	18,332,760	2.3%
SP Plus Corp. (I)	431,238	11,229,438	1.4%
United Stationers, Inc. (L)	390,578	17,923,624	2.3%
UTi Worldwide, Inc.	461,220	8,099,023	1.0%
OTHER SECURITIES		6,305,678	0.8%
		147,701,912
Information Technology - 14.0%
Belden, Inc.	403,889	28,453,980	3.6%
Coherent, Inc. (I)	116,490	8,665,691	1.1%
Diebold, Inc.	360,100	11,886,901	1.5%
Forrester Research, Inc.	303,543	11,613,555	1.5%
ScanSource, Inc. (I)	265,000	11,243,950	1.4%
Verint Systems, Inc. (I)	192,810	8,279,261	1.0%
Zebra
Technologies Corp., Class A (I)	181,920	9,838,234	1.2%
OTHER SECURITIES		21,449,182	2.7%
		111,430,754
Materials - 6.6%
Deltic Timber Corp.	154,486	10,495,778	1.3%
Innospec, Inc.	216,530	10,008,017	1.3%
Sensient Technologies Corp.	164,190	7,966,499	1.0%
Zep, Inc.	452,850	8,223,756	1.0%
OTHER SECURITIES		15,577,710	2.0%
		52,271,760
Utilities - 4.5%
Atmos Energy Corp.	190,610	8,657,506	1.1%
UNS Energy Corp.	147,380	8,820,693	1.1%
OTHER SECURITIES		18,056,421	2.3%
		35,534,620
TOTAL COMMON STOCKS (Cost $491,526,242)		$765,083,780

SECURITIES LENDING COLLATERAL - 4.5%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	3,588,618	35,912,374	4.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $35,913,151)		$35,912,374

Small Cap Value Trust (continued)
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 3.9%
Repurchase Agreement - 3.9%
Bank of America Tri-Party
Repurchase Agreement dated
12/31/2013 at 0.005% to be
repurchased at $31,200,009 on
01/02/2014, collateralized by
$33,823,000 Federal National
Mortgage Association, 0.000% -
4.440, due 11/18/2016 -
12/27/2033 (valued at
31,824,454, including interest)	$31,200,000	$31,200,000	3.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $31,200,000)		$31,200,000
Total Investments (Small Cap Value Trust)
(Cost $558,639,393) - 104.7%		$832,196,154	104.7%
Other Assets And Liabilities, Net - (4.7%)		(37,140,414)	(4.7)%
TOTAL NET ASSETS - 100.0%		$795,055,740	100.0%

Small Company Growth Trust
	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.1%
Consumer Discretionary - 14.7%
Domino’s Pizza, Inc.	24,067	$1,676,267	1.1%
DSW, Inc., Class A	33,781	1,443,462	0.9%
HomeAway, Inc. (I)	34,298	1,402,102	0.9%
Jack in the Box, Inc. (I)	31,934	1,597,339	1.0%
Pool Corp.	26,268	1,527,222	1.0%
Tenneco, Inc. (I)	29,641	1,676,791	1.1%
Tractor Supply Company	21,500	1,667,970	1.1%
OTHER SECURITIES		12,150,583	7.6%
		23,141,736
Consumer Staples - 1.5%		2,376,071	1.5%
Energy - 5.8%
Dril-Quip, Inc. (I)	13,482	1,482,076	0.9%
Oasis Petroleum, Inc. (I)(L)	30,945	1,453,487	0.9%
OTHER SECURITIES		6,178,660	4.0%
		9,114,223
Financials - 10.4%
Affiliated Managers Group, Inc. (I)	8,697	1,886,205	1.2%
American Equity Investment Life
Holding Company	52,236	1,377,986	0.9%
East West Bancorp, Inc.	39,412	1,378,238	0.9%
Gaming and Leisure Properties, Inc.	27,118	1,377,866	0.9%
SEI Investments Company	39,918	1,386,352	0.9%
Stifel Financial Corp. (I)(L)	35,563	1,704,179	1.1%
SVB Financial Group (I)	14,926	1,565,140	1.0%
UMB Financial Corp. (L)	20,608	1,324,682	0.8%
OTHER SECURITIES		4,461,275	2.7%
		16,461,923
Health Care - 17.7%
Incyte Corp. (I)	47,092	2,384,268	1.5%
Jazz Pharmaceuticals PLC (I)	16,478	2,085,456	1.3%
Salix Pharmaceuticals, Ltd. (I)	18,346	1,650,039	1.0%
United Therapeutics Corp. (I)(L)	17,155	1,939,887	1.2%
VCA Antech, Inc. (I)	42,379	1,329,005	0.8%

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care (continued)
OTHER SECURITIES		$18,592,142	11.9%
		27,980,797
Industrials - 17.4%
Acuity Brands, Inc.	15,040	1,644,173	1.0%
AO Smith Corp.	34,917	1,883,423	1.2%
ITT Corp.	36,698	1,593,427	1.0%
Kirby Corp. (I)	15,594	1,547,705	1.0%
Lincoln Electric Holdings, Inc.	23,453	1,673,137	1.1%
Pitney Bowes, Inc. (L)	62,964	1,467,061	0.9%
Swift Transportation Company (I)(L)	59,796	1,328,069	0.8%
WABCO Holdings, Inc. (I)	14,727	1,375,649	0.9%
Wabtec Corp.	25,701	1,908,813	1.2%
WESCO International, Inc. (I)(L)	15,520	1,413,406	0.9%
OTHER SECURITIES		11,617,584	7.4%
		27,452,447
Information Technology - 25.0%
Alliance Data Systems Corp. (I)	6,011	1,580,472	1.0%
ARRIS Group, Inc. (I)	57,488	1,400,695	0.9%
Aspen Technology, Inc. (I)	55,979	2,339,922	1.5%
Cognex Corp.	42,453	1,620,856	1.0%
CoStar Group, Inc. (I)	13,567	2,504,197	1.6%
Dealertrack Technologies, Inc. (I)	29,870	1,436,150	0.9%
Informatica Corp. (I)	36,988	1,535,002	1.0%
Interactive Intelligence Group (I)	21,653	1,458,546	0.9%
Littelfuse, Inc.	16,760	1,557,507	1.0%
Manhattan Associates, Inc. (I)	25,047	2,942,522	1.9%
Mentor Graphics Corp.	55,176	1,328,086	0.8%
Power Integrations, Inc.	25,208	1,407,111	0.9%
SYNNEX Corp. (I)	23,779	1,602,705	1.0%
ValueClick, Inc. (I)	59,736	1,396,030	0.9%
OTHER SECURITIES		15,379,197	9.7%
		39,488,998
Materials - 3.7%
PolyOne Corp.	40,084	1,416,969	0.9%
OTHER SECURITIES		4,396,058	2.8%
		5,813,027
Telecommunication Services - 1.2%
SBA
Communications Corp., Class A (I)	21,509	1,932,369	1.2%
Utilities - 0.7%		1,163,926	0.7%
Total Common Stocks (Cost $100,326,667)		$154,925,517

SECURITIES LENDING COLLATERAL - 10.6%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	1,681,461	16,826,885	10.6%
Total Securities Lending Collateral (Cost $16,827,910)		$16,826,885

SHORT-TERM INVESTMENTS - 1.9%
Money Market Funds - 1.9%
State Street Institutional Liquid
Reserves Fund, 0.0555% (Y)	3,008,059	3,008,059	1.9%
Total Short-Term Investments (Cost $3,008,059)		$3,008,059
Total Investments (Small Company Growth Trust)
(Cost $120,162,636) - 110.6%		$174,760,461	110.6%
Other Assets And Liabilities, Net - (10.6%)		(16,797,202)	(10.6)%
TOTAL NET ASSETS - 100.0%		$157,963,259	100.0%

Small Company Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 97.3%
Consumer Discretionary - 14.5%
Aaron’s, Inc.	242,300	$7,123,620	1.7%
Ascent Capital
Group, Inc., Class A (I)(L)	34,500	2,951,820	0.7%
Drew Industries, Inc.	98,400	5,038,080	1.2%
Haverty Furniture Companies, Inc.	111,300	3,483,690	0.8%
Matthews
International Corp., Class A (L)	80,000	3,408,800	0.8%
Meritage Homes Corp. (I)	88,700	4,256,713	1.0%
Pool Corp.	80,900	4,703,526	1.1%
Winnebago Industries, Inc. (I)	123,800	3,398,310	0.8%
OTHER SECURITIES		26,827,443	6.4%
		61,192,002
Consumer Staples - 0.7%		2,884,662	0.7%
Energy - 5.6%
Oasis Petroleum, Inc. (I)(L)	92,700	4,354,119	1.0%
OTHER SECURITIES		19,275,089	4.6%
		23,629,208
Financials - 22.2%
Ares Capital Corp.	201,800	3,585,986	0.9%
East West Bancorp, Inc.	221,500	7,745,855	1.8%
Glacier Bancorp, Inc.	144,900	4,316,571	1.0%
Hercules Technology
Growth Capital, Inc. (L)	191,800	3,145,520	0.7%
Home BancShares, Inc.	189,200	7,066,620	1.7%
Kilroy Realty Corp.	71,300	3,577,834	0.8%
LaSalle Hotel Properties	102,400	3,160,064	0.8%
ProAssurance Corp.	159,600	7,737,408	1.8%
Signature Bank (I)	34,500	3,705,990	0.9%
SVB Financial Group (I)	71,300	7,476,518	1.8%
Wintrust Financial Corp. (L)	87,600	4,040,112	1.0%
OTHER SECURITIES		37,958,015	9.0%
		93,516,493
Health Care - 4.1%
West Pharmaceutical Services, Inc.	118,400	5,808,704	1.4%
OTHER SECURITIES		11,543,349	2.7%
		17,352,053
Industrials - 24.7%
Alaska Air Group, Inc.	86,800	6,368,516	1.5%
Beacon Roofing Supply, Inc. (I)(L)	176,500	7,109,420	1.7%
CIRCOR International, Inc.	47,100	3,804,738	0.9%
G&K Services, Inc., Class A	66,700	4,150,741	1.0%
Genesee &
Wyoming, Inc., Class A (I)	78,100	7,501,505	1.8%
IDEX Corp.	55,400	4,091,290	1.0%
Kirby Corp. (I)	71,000	7,046,750	1.7%
Landstar System, Inc.	129,900	7,462,755	1.8%
McGrath RentCorp. (L)	135,330	5,386,134	1.3%
Mine Safety Appliances Company	65,700	3,364,497	0.8%
Nordson Corp.	65,900	4,896,370	1.2%
On Assignment, Inc. (I)	109,200	3,813,264	0.9%
Woodward, Inc.	82,700	3,771,947	0.9%
OTHER SECURITIES		35,105,490	8.2%
		103,873,417
Information Technology - 11.3%
Belden, Inc.	73,100	5,149,895	1.2%
Cabot Microelectronics Corp. (I)	75,100	3,432,070	0.8%
Littelfuse, Inc.	51,700	4,804,481	1.1%
Progress Software Corp. (I)	124,100	3,205,503	0.8%
SYNNEX Corp. (I)	69,800	4,704,520	1.1%

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
OTHER SECURITIES		$26,500,289	6.3%
		47,796,758
Materials - 9.9%
Aptargroup, Inc.	85,300	5,784,193	1.4%
Carpenter Technology Corp.	61,400	3,819,080	0.9%
Clearwater Paper Corp. (I)	65,000	3,412,500	0.8%
Deltic Timber Corp.	45,100	3,064,094	0.7%
Innospec, Inc.	123,800	5,722,036	1.4%
Minerals Technologies, Inc.	54,800	3,291,836	0.8%
Myers Industries, Inc.	141,800	2,994,816	0.7%
OTHER SECURITIES		13,629,020	3.2%
		41,717,575
Telecommunication Services - 0.5%		1,893,806	0.5%
Utilities - 3.8%
Cleco Corp.	83,900	3,911,418	0.9%
Southwest Gas Corp.	58,900	3,293,099	0.8%
OTHER SECURITIES		8,930,301	2.1%
		16,134,818
TOTAL COMMON STOCKS (Cost $238,842,374)		$409,990,792

INVESTMENT COMPANIES - 0.4%
Financials - 0.4%		1,522,350	0.4%
TOTAL INVESTMENT COMPANIES (Cost $906,911) $		1,522,350

SECURITIES LENDING COLLATERAL - 6.8%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,858,680	28,607,670	6.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $28,609,488)		$28,607,670

SHORT-TERM INVESTMENTS - 1.6%
Money Market Funds - 1.6%
T.Rowe Price Reserve Investment
Fund, 0.0458% (Y)	6,097,607	6,097,607	1.4%
OTHER SECURITIES		485,363	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $6,582,970)		$6,582,970
Total Investments (Small Company Value Trust)
(Cost $274,941,743) - 106.1%		$446,703,782	106.1%
Other Assets And Liabilities, Net - (6.1%)		(25,530,330)	(6.1)%
TOTAL NET ASSETS - 100.0%		$421,173,452	100.0%

Strategic Equity Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 95.7%
Consumer Discretionary - 11.9%
Amazon.com, Inc. (I)	131,850	$52,580,462	0.5%
Comcast Corp., Class A	926,843	48,163,397	0.4%
McDonald’s Corp.	353,906	34,339,499	0.3%
The Home Depot, Inc.	500,790	41,235,049	0.4%
The Walt Disney Company (L)	581,240	44,406,736	0.4%
Toyota Motor Corp.	685,861	41,820,418	0.4%

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
OTHER SECURITIES		$1,067,852,087	9.5%
		1,330,397,648
Consumer Staples - 8.8%
Nestle SA	801,922	58,772,877	0.5%
PepsiCo, Inc.	545,490	45,242,941	0.4%
Philip Morris International, Inc.	569,816	49,648,068	0.4%
The Coca-Cola Company	1,350,764	55,800,061	0.5%
The Procter & Gamble Company	966,768	78,704,583	0.7%
Wal-Mart Stores, Inc.	575,499	45,286,016	0.4%
OTHER SECURITIES		654,902,159	5.9%
		988,356,705
Energy - 8.2%
BP PLC	4,685,553	37,972,250	0.3%
Chevron Corp.	684,035	85,442,812	0.8%
Exxon Mobil Corp.	1,553,777	157,242,232	1.4%
Royal Dutch Shell PLC, B Shares	623,830	23,530,972	0.2%
Royal Dutch Shell PLC, Class A	961,424	34,455,757	0.3%
Schlumberger, Ltd.	468,259	42,194,818	0.4%
Total SA	531,732	32,637,397	0.3%
OTHER SECURITIES		507,061,579	4.5%
		920,537,817
Financials - 19.1%
Bank of America Corp.	3,793,652	59,067,162	0.5%
Berkshire
Hathaway, Inc., Class B (I)	640,245	75,907,447	0.7%
Citigroup, Inc.	1,078,743	56,213,298	0.5%
HSBC Holdings PLC	4,639,062	50,909,742	0.5%
JPMorgan Chase & Company	1,337,026	78,189,280	0.7%
State Street Corp.	156,085	11,455,078	0.1%
Wells Fargo & Company	1,705,011	77,407,499	0.7%
OTHER SECURITIES		1,721,103,899	15.4%
		2,130,253,405
Health Care - 11.2%
Gilead Sciences, Inc. (I)	545,124	40,966,069	0.4%
GlaxoSmithKline PLC	1,217,961	32,540,835	0.3%
Johnson & Johnson	1,003,639	91,923,296	0.8%
Merck & Company, Inc.	1,039,613	52,032,631	0.5%
Novartis AG	572,000	45,845,403	0.4%
Pfizer, Inc.	2,305,707	70,623,805	0.6%
Roche Holding AG	174,694	48,936,360	0.4%
Sanofi	296,902	31,707,587	0.3%
OTHER SECURITIES		838,095,986	7.5%
		1,252,671,972
Industrials - 11.8%
3M Company	227,517	31,909,259	0.3%
General Electric Company	3,598,279	100,859,760	0.9%
The Boeing Company	245,915	33,564,938	0.3%
United Technologies Corp.	300,222	34,165,264	0.3%
OTHER SECURITIES		1,117,501,106	10.0%
		1,318,000,327
Information Technology - 13.4%
Apple, Inc.	320,016	179,564,178	1.6%
Cisco Systems, Inc.	1,901,546	42,689,708	0.4%
Facebook, Inc., Class A	585,014	31,976,865	0.3%
Google, Inc., Class A (I)	99,827	111,877,117	1.0%
IBM Corp.	363,052	68,097,664	0.6%
Intel Corp.	1,767,713	45,889,829	0.4%
Microsoft Corp.	2,702,078	101,138,780	0.9%
Oracle Corp.	1,248,237	47,757,548	0.4%

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
QUALCOMM, Inc.	600,805 $	44,609,771	0.4%
Visa, Inc., Class A	181,128	40,333,583	0.4%
OTHER SECURITIES		784,410,952	7.0%
		1,498,345,995
Materials - 5.1%		567,300,373	5.1%
Telecommunication Services - 3.1%
AT&T, Inc.	1,873,741	65,880,734	0.6%
Verizon Communications, Inc.	1,017,933	50,021,228	0.4%
Vodafone Group PLC	12,048,355	47,436,661	0.4%
OTHER SECURITIES		179,027,622	1.7%
		342,366,245
Utilities - 3.1%		342,405,198	3.1%
TOTAL COMMON STOCKS (Cost $8,515,248,954)		$10,690,635,685

PREFERRED SECURITIES - 0.2%
Consumer Discretionary - 0.1%		15,250,375	0.1%
Consumer Staples - 0.1%		5,166,273	0.1%
TOTAL PREFERRED
SECURITIES (Cost $13,863,564)		$20,416,648
Investment Companies 0.1%		9,932,384	0.1%
TOTAL INVESTMENT
COMPANIES (Cost $8,509,183)		$9,932,384
Rights 0.0%		216,840	0.0%
TOTAL RIGHTS (Cost $213,494)		$216,840
Warrants 0.0%		9,667	0.0%
TOTAL WARRANTS (Cost $3,059)		$9,667

SECURITIES LENDING COLLATERAL - 2.7%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	30,030,619	300,525,415	2.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $300,520,981)		$300,525,415

SHORT-TERM INVESTMENTS - 3.5%

Repurchase Agreement - 3.5%
Repurchase Agreement with State
Street Corp. dated 12/31/2013 at
0.000% to be repurchased at
$388,597,000 on 01/02/2014,
collateralized by $435,275,000
U.S. Treasury Bonds, 2.750 -
4.625% due 02/15/2040 -
11/15/2042 (valued at
$396,378,681, including interest)	$388,597,000	$388,597,000	3.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $388,597,000)		$388,597,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $9,226,956,235) - 102.2%		$11,410,333,639	102.2%
Other Assets And Liabilities, Net - (2.2%)		(248,140,660)	(2.2)%
TOTAL NET ASSETS - 100.0%		$11,162,192,979	100.0%

Total Stock Market Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.5%
Consumer Discretionary - 13.3%
Amazon.com, Inc. (I)	10,842	$4,323,681	0.8%
Comcast Corp., Class A	62,395	3,242,356	0.6%
McDonald’s Corp.	23,682	2,297,864	0.4%
The Home Depot, Inc.	33,968	2,796,925	0.5%
The Walt Disney Company	42,451	3,243,256	0.6%
Twenty-First Century
Fox, Inc., Class A	54,936	1,932,648	0.3%
OTHER SECURITIES		56,228,596	10.1%
		74,065,326
Consumer Staples - 8.7%
CVS Caremark Corp.	29,132	2,084,977	0.4%
PepsiCo, Inc.	36,583	3,034,194	0.5%
Philip Morris International, Inc.	38,410	3,346,663	0.6%
The Coca-Cola Company	105,238	4,347,382	0.8%
The Procter & Gamble Company	64,911	5,284,405	1.0%
Wal-Mart Stores, Inc.	77,222	6,076,599	1.1%
OTHER SECURITIES		23,964,079	4.3%
		48,138,299
Energy - 10.3%
Chevron Corp.	45,783	5,718,755	1.0%
ConocoPhillips	28,997	2,048,638	0.4%
Exxon Mobil Corp.	104,404	10,565,685	1.9%
Schlumberger, Ltd.	31,404	2,829,814	0.5%
OTHER SECURITIES		35,789,745	6.5%
		56,952,637
Financials - 16.3%
American Express Company	25,620	2,324,503	0.4%
Bank of America Corp.	255,036	3,970,911	0.7%
Berkshire
Hathaway, Inc., Class B (I)	57,520	6,819,571	1.2%
Citigroup, Inc.	72,239	3,764,374	0.7%
JPMorgan Chase & Company	89,247	5,219,165	0.9%
State Street Corp.	10,551	774,338	0.1%
The Goldman Sachs Group, Inc.	10,608	1,880,374	0.3%
Wells Fargo & Company	125,998	5,720,309	1.0%
OTHER SECURITIES		60,082,289	11.0%
		90,555,834
Health Care - 11.3%
AbbVie, Inc.	37,507	1,980,745	0.4%
Amgen, Inc.	17,880	2,041,181	0.4%
Bristol-Myers Squibb Company	39,082	2,077,208	0.4%
Gilead Sciences, Inc. (I)	36,350	2,731,703	0.5%
Johnson & Johnson	66,821	6,120,135	1.1%
Merck & Company, Inc.	69,464	3,476,673	0.6%
Pfizer, Inc.	157,146	4,813,382	0.9%
OTHER SECURITIES		39,702,132	7.0%
		62,943,159
Industrials - 10.7%
3M Company	16,205	2,272,751	0.4%
General Electric Company	241,691	6,774,599	1.2%
The Boeing Company	17,911	2,444,672	0.4%
Union Pacific Corp.	11,003	1,848,504	0.3%
United Parcel Service, Inc., Class B	22,257	2,338,766	0.4%
United Technologies Corp.	21,765	2,476,857	0.4%
OTHER SECURITIES		41,129,703	7.6%
		59,285,852
Information Technology - 17.6%
Apple, Inc.	21,552	12,093,043	2.2%
Cisco Systems, Inc.	126,821	2,847,131	0.5%

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
Facebook, Inc., Class A	57,803	$3,159,512	0.6%
Google, Inc., Class A (I)	7,901	8,854,730	1.6%
IBM Corp.	25,967	4,870,630	0.9%
Intel Corp.	118,195	3,068,342	0.6%
MasterCard, Inc., Class A	2,866	2,394,428	0.4%
Microsoft Corp.	197,641	7,397,703	1.3%
Oracle Corp.	109,891	4,204,430	0.8%
QUALCOMM, Inc.	40,737	3,024,722	0.5%
Visa, Inc., Class A	18,682	4,160,108	0.7%
OTHER SECURITIES		41,410,968	7.5%
		97,485,747
Materials - 3.5%		19,711,749	3.5%
Telecommunication Services - 2.2%
AT&T, Inc.	125,989	4,429,773	0.8%
Verizon Communications, Inc.	67,906	3,336,901	0.6%
OTHER SECURITIES		4,492,306	0.8%
		12,258,980
Utilities - 2.6%		14,373,434	2.6%
TOTAL COMMON STOCKS (Cost $327,022,755)		$535,771,017

CORPORATE BONDS - 0.0%
Financials - 0.0%		$2,798	0.0%
TOTAL CORPORATE BONDS (Cost $2,349)		$2,798
Rights 0.0%		7,765	0.0%
TOTAL RIGHTS (Cost $29,608)		$7,765
Warrants 0.0%		1,615	0.0%
TOTAL WARRANTS (Cost $55,001)		$1,615

SECURITIES LENDING COLLATERAL - 2.5%
Securities Lending Collateral - 2.5%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	1,416,142	14,171,755	2.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,172,592)		$14,171,755

SHORT-TERM INVESTMENTS - 3.7%
Repurchase Agreement - 3.7%
Repurchase Agreement with State
Street Corp. dated 12/31/2013 at
0.000% to be repurchased at
$20,311,000 on 01/02/2014,
collateralized by $21,195,000
U.S. Treasury Bonds, 3.750% due
11/15/2043 (valued at
$20,718,113, including interest)	$20,311,000	$20,311,000	3.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $20,311,000)		$20,311,000
Total Investments (Total Stock Market Index Trust)
(Cost $361,593,305) - 102.7%		$570,265,950	102.7%
Other Assets And Liabilities, Net - (2.7%)		(14,924,771)	(2.7)%
TOTAL NET ASSETS - 100.0%		$555,341,179	100.0%

U.S. Equity Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.6%
Consumer Discretionary - 9.0%
Bed Bath & Beyond, Inc. (I)	55,800	$4,480,740	0.5%
McDonald’s Corp.	159,751	15,500,640	1.6%
NIKE, Inc., Class B	114,020	8,966,533	0.9%
Starbucks Corp.	105,500	8,270,145	0.9%
TJX Companies, Inc.	111,700	7,118,641	0.7%
OTHER SECURITIES		42,505,102	4.4%
		86,841,801
Consumer Staples - 21.5%
Colgate-Palmolive Company	149,680	9,760,633	1.0%
Costco Wholesale Corp.	50,000	5,950,500	0.6%
CVS Caremark Corp.	129,600	9,275,472	1.0%
General Mills, Inc.	113,900	5,684,749	0.6%
Kimberly-Clark Corp.	60,700	6,340,722	0.7%
PepsiCo, Inc.	246,076	20,409,543	2.1%
Philip Morris International, Inc.	287,384	25,039,768	2.6%
The Coca-Cola Company	636,800	26,306,208	2.7%
The Procter & Gamble Company	434,600	35,380,786	3.7%
Wal-Mart Stores, Inc.	260,980	20,536,516	2.1%
OTHER SECURITIES		41,981,475	4.4%
		206,666,372
Energy - 3.5%
Chevron Corp.	105,571	13,186,874	1.4%
Exxon Mobil Corp.	70,600	7,144,720	0.7%
OTHER SECURITIES		13,160,433	1.4%
		33,492,027
Financials - 5.4%
Citigroup, Inc.	116,500	6,070,815	0.6%
JPMorgan Chase & Company	116,600	6,818,768	0.7%
OTHER SECURITIES		39,333,128	4.1%
		52,222,711
Health Care - 24.9%
Abbott Laboratories	207,001	7,934,348	0.8%
Allergan, Inc.	48,074	5,340,060	0.6%
Baxter International, Inc.	87,001	6,050,920	0.6%
Becton, Dickinson and Company	36,700	4,054,983	0.4%
Biogen Idec, Inc. (I)	23,650	6,616,088	0.7%
Bristol-Myers Squibb Company	214,000	11,374,100	1.2%
Covidien PLC	74,100	5,046,210	0.5%
Eli Lilly & Company	176,301	8,991,351	0.9%
Express Scripts Holding Company (I)	113,600	7,979,264	0.8%
Johnson & Johnson	478,700	43,844,133	4.6%
Medtronic, Inc.	187,666	10,770,152	1.1%
Merck & Company, Inc.	467,856	23,416,193	2.4%
Pfizer, Inc.	762,494	23,355,191	2.4%
UnitedHealth Group, Inc.	230,222	17,335,717	1.8%
OTHER SECURITIES		57,184,532	6.1%
		239,293,242
Industrials - 4.5%
3M Company	116,800	16,381,200	1.7%
Danaher Corp.	87,000	6,716,400	0.7%
OTHER SECURITIES		20,328,961	2.1%
		43,426,561
Information Technology - 28.6%
Accenture PLC, Class A	103,100	8,476,882	0.9%
Apple, Inc.	21,860	12,265,865	1.3%
Automatic Data Processing, Inc.	77,900	6,295,099	0.7%
Cisco Systems, Inc.	498,219	11,185,017	1.2%
Cognizant Technology
Solutions Corp., Class A (I)	48,400	4,887,432	0.5%

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Information Technology (continued)
EMC Corp.	282,700	$7,109,905	0.7%
Google, Inc., Class A (I)	43,421	48,662,349	5.1%
Hewlett-Packard Company	210,149	5,879,969	0.6%
IBM Corp.	180,402	33,838,003	3.5%
Intel Corp.	266,000	6,905,360	0.7%
Microsoft Corp.	1,260,336	47,174,376	4.9%
Oracle Corp.	647,139	24,759,538	2.6%
QUALCOMM, Inc.	264,402	19,631,849	2.0%
OTHER SECURITIES		37,982,122	3.9%
		275,053,766
Materials - 0.4%		4,056,641	0.4%
Telecommunication Services - 0.4%		3,850,014	0.4%
Utilities - 0.4%		3,408,929	0.4%
TOTAL COMMON STOCKS (Cost $724,587,225)		$948,312,064

SECURITIES LENDING COLLATERAL - 1.2%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	1,153,660	11,545,021	1.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,545,702)		$11,545,021

SHORT-TERM INVESTMENTS - 1.3%
Money Market Funds - 1.3%
State Street Institutional Treasury
Money Market Fund, 0.0000%, (Y)	12,253,769	12,253,769	1.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,253,769)		$12,253,769
Total Investments (U.S. Equity Trust)
(Cost $748,386,696) - 101.1%		$972,110,854	101.1%
Other Assets And Liabilities, Net - (1.1%)		(10,486,923)	(1.1)%
TOTAL NET ASSETS - 100.0%		$961,623,931	100.0%

Utilities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 91.9%
Consumer Discretionary - 9.0%
Comcast Corp., Special Class A	415,563	$20,728,281	4.4%
Liberty Global PLC, Series A (I)	60,951	5,424,029	1.1%
Liberty Global PLC, Series C (I)	51,977	4,382,701	0.9%
Time Warner Cable, Inc.	59,029	7,998,430	1.7%
OTHER SECURITIES		3,843,116	0.9%
		42,376,557
Energy - 16.6%
Enbridge, Inc. (L)	109,071	4,765,343	1.0%
Energen Corp.	63,711	4,507,553	1.0%
EQT Corp.	93,656	8,408,436	1.8%
Kinder Morgan, Inc.	373,514	13,446,504	2.8%
ONEOK, Inc.	146,612	9,116,334	1.9%
Spectra Energy Corp.	148,993	5,307,131	1.1%
The Williams Companies, Inc.	178,682	6,891,765	1.5%
Williams Partners LP	118,984	6,051,526	1.3%
OTHER SECURITIES		20,064,450	4.2%
		78,559,042

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Industrials - 0.3%		$1,422,840	0.3%
Telecommunication Services - 15.1%
American Tower Corp.	106,427	8,495,003	1.8%
Bezeq The
Israeli
Telecommunication Corp., Ltd. (I)	2,891,526	4,903,622	1.0%
Mobile Telesystems OJSC, ADR	286,887	6,205,366	1.3%
SBA
Communications Corp.,
Class A (I)	32,365	2,907,672	0.6%
TDC A/S	550,547	5,342,849	1.1%
Verizon Communications, Inc.	102,135	5,018,914	1.1%
Vodafone Group PLC	1,784,694	7,026,679	1.5%
Windstream Holdings, Inc. (L)	611,962	4,883,457	1.0%
Ziggo NV	92,012	4,207,527	0.9%
OTHER SECURITIES		22,349,504	4.8%
		71,340,593
Utilities - 50.9%
AES Corp.	655,257	9,507,779	2.0%
American Electric
Power Company, Inc.	166,788	7,795,671	1.6%
Calpine Corp. (I)	633,869	12,366,784	2.6%
CenterPoint Energy, Inc.	225,716	5,232,097	1.1%
Cia Paranaense de Energia, ADR (L)	112,592	1,479,459	0.3%
CMS Energy Corp.	453,242	12,133,288	2.6%
Dominion Resources, Inc.	129,650	8,387,059	1.8%
DTE Energy Company	53,500	3,551,865	0.8%
Duke Energy Corp.	83,713	5,777,034	1.2%
Edison International	189,725	8,784,268	1.9%
EDP - Energias de Portugal SA	3,835,438	14,087,914	3.0%
EDP - Energias do Brasil SA	836,300	4,029,623	0.9%
EDP Renovaveis SA	1,509,685	8,019,013	1.7%
Enagas SA	277,686	7,253,663	1.5%
Gas Natural SDG SA	153,920	3,961,793	0.8%
GDF Suez	233,307	5,487,244	1.2%
NextEra Energy, Inc.	151,789	12,996,174	2.7%
Northeast Utilities	269,263	11,414,059	2.4%
NRG Energy, Inc.	405,874	11,656,701	2.5%
OGE Energy Corp.	192,764	6,534,700	1.4%
Pinnacle West Capital Corp.	73,180	3,872,686	0.8%
Portland General
Electric Company (L)	186,516	5,632,783	1.2%
PPL Corp.	79,132	2,381,082	0.5%
Public Service
Enterprise Group, Inc.	269,077	8,621,227	1.8%
Red Electrica Corp. SA (L)	63,331	4,227,955	0.9%
Sempra Energy	88,136	7,911,087	1.7%
Snam SpA	1,096,170	6,126,880	1.3%
SSE PLC	187,798	4,267,558	0.9%
OTHER SECURITIES		37,190,615	7.8%
		240,688,061
TOTAL COMMON STOCKS (Cost $396,496,151)		$434,387,093

PREFERRED SECURITIES - 5.6%
Telecommunication Services - 0.3%		1,467,749	0.3%
Utilities - 5.3%
Cia Paranaense de Energia	$322,300	4,189,454	0.9%
Companhia Energetica de
Minas Gerais	811,496	4,816,727	1.0%
Dominion Resources, Inc., 6.000%	49,560	2,686,648	0.6%
Dominion Resources, Inc., 6.125%	49,420	2,674,610	0.6%
NextEra Energy, Inc., 5.889%	67,830	3,841,213	0.8%

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

PREFERRED SECURITIES (continued)
Utilities (continued)
PPL Corp., 8.750%	$129,514	$6,848,700	1.4%
		25,057,352
TOTAL PREFERRED
SECURITIES (Cost $29,163,014)		$26,525,101

CORPORATE BONDS - 0.1%
Utilities - 0.1%		$646,428	0.1%
TOTAL CORPORATE BONDS (Cost $606,491)		$646,428

CONVERTIBLE BONDS - 0.9%
Consumer Discretionary - 0.1%		372,960	0.1%
Telecommunication Services - 0.8%
SBA Communications Corp.
4.000%, 10/01/2014	$1,291,000	3,821,360	0.8%
TOTAL CONVERTIBLE BONDS (Cost $3,094,384)		$4,194,320

SECURITIES LENDING COLLATERAL - 5.1%
John Hancock Collateral
Investment Trust,
0.1556% (W) (Y)	2,410,573	24,123,328	5.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,124,103)		$24,123,328
Total Investments (Utilities Trust)
(Cost $453,484,143) - 103.6%		$489,876,270	103.6%
Other Assets And Liabilities, Net - (3.6%)		(16,966,377)	(3.6)%
TOTAL NET ASSETS - 100.0%		$472,909,893	100.0%

Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 96.0%
Consumer Discretionary - 13.6%
Advance Auto Parts, Inc.	106,161	$11,749,899	2.0%
Ascena Retail Group, Inc. (I)	549,156	11,620,141	2.0%
Express, Inc. (I)	618,586	11,549,001	1.9%
Family Dollar Stores, Inc.	169,927	11,040,157	1.9%
Johnson Controls, Inc.	343,036	17,597,747	3.0%
Newell Rubbermaid, Inc.	518,076	16,790,843	2.8%
		80,347,788
Consumer Staples - 4.3%
Avon Products, Inc.	264,107	4,547,923	0.8%
ConAgra Foods, Inc.	618,037	20,827,847	3.5%
		25,375,770
Energy - 8.3%
Newfield Exploration Company (I)	451,569	11,122,144	1.9%
Noble Corp. PLC	339,870	12,734,929	2.1%
ONEOK, Inc.	128,674	8,000,949	1.4%
The Williams Companies, Inc.	441,337	17,022,368	2.9%
		48,880,390
Financials - 23.0%
ACE, Ltd.	173,795	17,992,996	3.0%
BB&T Corp.	380,721	14,208,508	2.4%
Comerica, Inc.	332,839	15,823,166	2.7%

Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Financials (continued)
Forest City
Enterprises, Inc., Class A (I)	810,891	$15,488,018	2.6%
Marsh & McLennan Companies, Inc.	364,378	17,621,320	3.0%
Northern Trust Corp.	217,501	13,461,137	2.3%
Stifel Financial Corp. (I)	268,577	12,870,210	2.2%
Texas Capital Bancshares, Inc. (I)	46,605	2,898,831	0.5%
Willis Group Holdings PLC	232,570	10,421,462	1.8%
Wintrust Financial Corp.	290,113	13,380,012	2.2%
Zions Bancorporation	64,032	1,918,399	0.3%
		136,084,059
Health Care - 9.3%
Brookdale Senior Living, Inc. (I)	395,992	10,763,063	1.8%
CareFusion Corp. (I)	268,433	10,689,002	1.8%
HealthSouth Corp.	451,645	15,048,811	2.5%
PerkinElmer, Inc.	220,559	9,093,648	1.5%
Universal Health
Services, Inc., Class B	119,991	9,750,469	1.7%
		55,344,993
Industrials - 17.2%
Allegion Plc (I)	77,891	3,442,003	0.6%
Foster Wheeler AG (I)	382,972	12,645,735	2.1%
Ingersoll-Rand PLC	233,970	14,412,552	2.4%
Robert Half International, Inc.	315,688	13,255,739	2.2%
Snap-on, Inc.	155,880	17,071,978	2.9%
Swift Transportation Company (I)	263,201	5,845,694	1.0%
Textron, Inc.	270,523	9,944,425	1.7%
The Babcock & Wilcox Company	396,142	13,544,095	2.3%
Werner Enterprises, Inc.	473,073	11,699,095	2.0%
		101,861,316
Information Technology - 7.0%
Cadence Design Systems, Inc. (I)	942,104	13,208,298	2.3%
Diebold, Inc.	270,758	8,937,722	1.5%
Flextronics International, Ltd. (I)	1,219,255	9,473,611	1.6%
Teradata Corp. (I)	210,563	9,578,511	1.6%
		41,198,142
Materials - 6.6%
Eastman Chemical Company	37,264	3,007,205	0.5%
Sealed Air Corp.	374,965	12,767,558	2.1%
Sonoco Products Company	238,116	9,934,200	1.7%
W.R. Grace & Company (I)	136,474	13,493,184	2.3%
		39,202,147
Telecommunication Services - 2.6%
tw telecom, Inc. (I)	505,607	15,405,845	2.6%
Utilities - 4.1%
CenterPoint Energy, Inc.	598,327	13,869,221	2.3%
Edison International	231,027	10,696,550	1.8%
		24,565,771
TOTAL COMMON STOCKS (Cost $427,860,179)		$568,266,221

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS - 4.6%
Money Market Funds - 4.6%
State Street Institutional Liquid
Reserves Fund, 0.0555% (Y)	27,363,469	27,363,469	4.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $27,363,469)		$27,363,469
Total Investments (Value Trust)
(Cost $455,223,648) - 100.6%		$595,629,690	100.6%
Other Assets And Liabilities, Net - (0.6%)		(3,711,537)	(0.6)%
TOTAL NET ASSETS - 100.0%		$591,918,153	100.0%

Footnotes
Percentages are based upon net assets.

Key to Currency Abbreviations

EUR	- Euro

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
GDR	- Global Depositary Receipts
(A)	The subadvisor is an affiliate of the advisor.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(G)	The portfolio’s subadvisor is shown parenthetically.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2013.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(R)
Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.

(S)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2013.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2013 (showing percentage of total net assets)

Certain funds had the following country concentration as a percentage of total net assets on 12-31-13:

Alpha Opportunities Trust
United States	80.5%
United Kingdom	4.1%
Canada	3.1%
Japan	2.3%
France	1.4%
Ireland	1.3%
Switzerland	1.3%
Netherlands	0.8%
Belgium	0.7%
Australia	0.6%
Other Countries	3.9%
Total	100.0%

Financial Services Trust
United States	78.5%
Canada	6.8%
Switzerland	5.0%
Bermuda	4.7%
India	3.8%
Brazil	1.2%
Total	100.0%

Fundamental Large Cap Value Trust
United States	86.5%
United Kingdom	4.4%
Switzerland	3.5%
Netherlands	2.6%
Germany	1.6%
France	1.0%
Canada	0.4%
Total	100.0%

Fundamental Value Trust
United States	83.0%
Switzerland	4.9%
Canada	4.4%
United Kingdom	3.6%
Hong Kong	1.8%
Netherlands	1.2%
France	0.6%
China	0.3%
Ireland	0.2%
Total	100.0%

Health Sciences Trust
United States	88.6%
Ireland	6.1%
Switzerland	1.1%
China	0.9%
South Africa	0.6%
Japan	0.6%
Germany	0.5%
Belgium	0.5%
Netherlands	0.3%
United Kingdom	0.3%
Other Countries	0.5%
Total	100.0%

Mid Cap Stock Trust
United States	87.8%
Ireland	4.0%
Canada	2.5%
Netherlands	1.5%
Hong Kong	1.2%
Virgin Islands	1.1%
Bermuda	1.0%
Japan	0.9%
Total	100.0%

Mutual Shares Trust
United States	73.5%
United Kingdom	10.6%
Switzerland	3.6%
Netherlands	3.3%
Israel	1.6%
South Korea	1.4%
Denmark	1.3%
France	1.3%
Germany	1.3%
Canada	0.9%
Other Countries	1.2%
Total	100.0%

Natural Resources Trust
United States	42.4%
Canada	20.2%
United Kingdom	18.6%
Australia	9.0%
Chile	2.6%
Japan	2.4%
Brazil	1.0%
Bermuda	0.8%
Portugal	0.8%
Mongolia	0.6%
Other Countries	1.6%
Total	100.0%

Science & Technology Trust
United States	78.6%
China	7.0%
Taiwan	2.6%
Ireland	1.8%
Israel	1.7%
France	1.7%
Japan	1.6%
Singapore	1.5%
Netherlands	1.4%
United Kingdom	0.7%
Other Countries	1.4%
Total	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2013 (showing percentage of total net assets)

Certain funds had the following country concentration as a percentage of total net assets on 12-31-13 (continued):

Strategic Equity Allocation Trust
United States	69.0%
Japan	6.2%
United Kingdom	5.9%
Switzerland	3.2%
France	2.9%
Germany	2.8%
Australia	2.2%
Netherlands	1.3%
Spain	1.0%
Sweden	0.9%
Other Countries	4.6%
Total	100.0%

Utilities Trust
United States	65.6%
United Kingdom	6.5%
Spain	5.0%
Brazil	4.5%
Portugal	3.3%
Italy	1.9%
Canada	1.8%
Russia	1.6%
Israel	1.5%
Hong Kong	1.4%
Other Countries	6.9%
Total	100.0%

Value Trust
United States	86.3%
Switzerland	5.2%
United Kingdom	3.9%
Ireland	3.0%
Singapore	1.6%
Total	100.0%

Certain funds had the following sector distribution as a percentage of total net assets on 12-31-13:

Emerging Markets Value Trust
Financials	32.2%
Materials	17.5%
Energy	16.7%
Industrials	11.7%
Information Technology	7.3%
Consumer Discretionary	6.5%
Consumer Staples	3.7%
Utilities	2.3%
Telecommunication Services	1.3%
Health Care	0.3%
Short Term Investments & Other	0.5%
Total	100.0%

Global Trust
Financials	22.5%
Energy	14.3%
Health Care	13.7%
Industrials	12.7%
Information Technology	11.5%
Consumer Discretionary	10.2%
Telecommunication Services	5.9%
Materials	4.5%
Consumer Staples	2.4%
Short-Term Investments & Other	2.3%
Total	100.0%

International Core Trust
Financials	19.8%
Energy	15.0%
Consumer Discretionary	14.4%
Industrials	11.2%
Telecommunication Services	9.5%
Health Care	7.6%
Materials	7.4%
Utilities	7.2%
Consumer Staples	3.8%
Information Technology	3.7%
Short-Term Investments & Other	0.4%
Total	100.0%

International Equity Index B Trust
Financials	25.8%
Industrials	10.9%
Consumer Discretionary	10.5%
Consumer Staples	9.5%
Energy	9.2%
Materials	8.4%
Health Care	7.5%
Information Technology	6.5%
Telecommunication Services	5.7%
Utilities	3.2%
Short-Term Investments & Others	2.8%
Total	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2013 (showing percentage of total net assets)

Certain funds had the following sector distribution as a percentage of total net assets on 12-31-13 (continued):

International Growth Stock Trust
Consumer Discretionary	23.6%
Financials	15.6%
Information Technology	13.6%
Industrials	10.4%
Consumer Staples	9.5%
Health Care	8.9%
Energy	8.0%
Materials	3.2%
Telecommunication Services	1.9%
Utilities	1.0%
Short-Term Investments & Other	4.3%
Total	100.0%

International Small Company Trust
Industrials	27.0%
Consumer Discretionary	19.5%
Financials	12.9%
Materials	10.3%
Information Technology	9.9%
Consumer Staples	6.5%
Energy	5.4%
Health Care	5.1%
Utilities	2.0%
Telecommunication Services	1.4%
Total	100.0%

International Value Trust
Financials	28.9%
Energy	17.1%
Health Care	11.1%
Industrials	9.9%
Telecommunication Services	7.3%
Consumer Discretionary	7.0%
Information Technology	6.9%
Materials	5.6%
Consumer Staples	4.5%
Utilities	0.3%
Short-Term Investments & Other	1.4%
Total	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	500 Index Trust B	All Cap Core Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Investments in unaffiliated issuers, at value	$2,929,628,395	$379,206,192	$893,277,744	$1,823,914,816
Investments in affiliated issuers, at value	21,687,014	9,362,441	59,085,145	—
Repurchase agreements, at value	108,142,000	—	8,700,000	—
Total investments, at value	3,059,457,409	388,568,633	961,062,889	1,823,914,816
Cash	51,874	33,678	70,388	—
Foreign currency, at value	—	—	14,603	—
Cash held at broker for futures contracts	5,620,000	340,190	—	—
Receivable for investments sold	—	—	15,587,980	593,059
Receivable for fund shares sold	—	—	—	20,511
Dividends and interest receivable	3,944,472	323,085	827,240	—
Receivable for securities lending income	5,630	7,622	86,010	—
Receivable for futures variation margin	406,400	34,965	—	—
Receivable due from advisor	16,289	—	—	—
Total assets	3,069,502,074	389,308,173	977,649,110	1,824,528,386

Liabilities
Payable for investments purchased	—	—	1,458,482	—
Payable for fund shares repurchased	18,668,606	385,416	1,344,327	545,145
Payable upon return of securities loaned	21,701,148	9,368,815	59,089,270	—
Payable to affiliates
Accounting and legal services fees	58,535	7,563	18,239	36,039
Trustees’ fees	2,411	354	872	1,639
Other liabilities and accrued expenses	73,888	47,700	89,933	64,563
Total liabilities	40,504,588	9,809,848	62,001,123	647,386
Net assets	$3,028,997,486	$379,498,325	$915,647,987	$1,823,881,000

Net assets consist of
Paid-in capital	$1,854,632,559	$604,022,018	$593,712,855	$1,131,923,659
Undistributed net investment income (loss)	10,161,049	1,464,518	1,147,617	49,722
Accumulated undistributed net realized gain (loss) on investments	(39,099,977)	(269,845,614)	175,975,814	(68,687,889)
Net unrealized appreciation (depreciation) on investments	1,203,303,855	43,857,403	144,811,701	760,595,508
Net assets	$3,028,997,486	$379,498,325	$915,647,987	$1,823,881,000
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,837,205,786	$335,383,195	$757,166,768	$1,063,319,308
Investments in affiliated issuers, at cost	$21,688,970	$9,363,000	$59,088,581	—
Foreign currency, at cost	—	—	$14,601	—
Securities loaned, unaffiliated issuers, at value	$21,203,924	$9,151,645	$57,673,329	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,580,908,272	$86,307,599	$869,289	$221,172,353
Shares outstanding	67,741,642	3,431,720	53,635	14,530,318
Net asset value, offering price and redemption price per share	$23.34	$25.15	$16.21	$15.22

Series II
Net assets	$51,542,802	$8,805,077	—	$1,429,780,607
Shares outstanding	2,206,229	350,742	—	93,927,251
Net asset value, offering price and redemption price per share	$23.36	$25.10	—	$15.22

Series III
Net assets	—	—	—	$172,928,040
Shares outstanding	—	—	—	11,365,423
Net asset value, offering price and redemption price per share	—	—	—	$15.22

Series NAV
Net assets	$1,396,546,412	$284,385,649	$914,778,698	—
Shares outstanding	59,857,626	11,304,650	56,407,325	—
Net asset value, offering price and redemption price per share	$23.33	$25.16	$16.22	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	American Global Growth Trust	American Growth Trust	American Growth- Income Trust	American International Trust
Investments in unaffiliated issuers, at value	$278,066,081	$1,145,941,480	$1,376,804,641	$704,586,257
Total investments, at value	278,066,081	1,145,941,480	1,376,804,641	704,586,257
Receivable for investments sold	4,928,727	14,448,393	32,700,690	9,641,602
Receivable for fund shares sold	7,070	—	—	—
Total assets	283,001,878	1,160,389,873	1,409,505,331	714,227,859

Liabilities
Payable for fund shares repurchased	4,924,562	14,404,816	32,652,652	9,614,372
Payable to affiliates
Accounting and legal services fees	5,512	22,916	27,563	14,149
Trustees’ fees	201	1,064	1,268	671
Other liabilities and accrued expenses	46,681	49,090	53,797	40,232
Total liabilities	4,976,956	14,477,886	32,735,280	9,669,424
Net assets	$278,024,922	$1,145,911,987	$1,376,770,051	$704,558,435

Net assets consist of
Paid-in capital	$241,817,875	$813,416,115	$939,487,598	$674,650,604
Undistributed net investment income (loss)	4,789	29,929	33,495	18,522
Accumulated undistributed net realized gain (loss) on investments	(40,110,548)	(133,554,647)	(122,138,420)	(145,388,770)
Net unrealized appreciation (depreciation) on investments	76,312,806	466,020,590	559,387,378	175,278,079
Net assets	$278,024,922	$1,145,911,987	$1,376,770,051	$704,558,435
Investments in unaffiliated issuers, including repurchase agreements, at cost	$201,753,275	$679,920,890	$817,417,263	$529,308,178

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$5,243,209	$110,152,356	$269,908,788	$92,366,136
Shares outstanding	334,304	4,908,484	12,291,131	4,804,427
Net asset value, offering price and redemption price per share	$15.68	$22.44	$21.96	$19.23

Series II
Net assets	$232,930,452	$919,308,524	$830,669,920	$556,981,116
Shares outstanding	14,879,528	41,099,467	37,890,381	28,995,648
Net asset value, offering price and redemption price per share	$15.65	$22.37	$21.92	$19.21

Series III
Net assets	$39,851,261	$116,451,107	$276,191,343	$55,211,183
Shares outstanding	2,547,488	5,208,563	12,599,393	2,880,574
Net asset value, offering price and redemption price per share	$15.64	$22.36	$21.92	$19.17

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Investments in unaffiliated issuers, at value	$80,813,350	$1,954,795,139	$1,126,548,363	$361,062,189
Investments in affiliated issuers, at value	—	42,838,068	50,509,876	—
Repurchase agreements, at value	—	—	—	—
Total investments, at value	80,813,350	1,997,633,207	1,177,058,239	361,062,189
Cash	—	—	—	3,304,144
Foreign currency, at value	—	7,071	—	38,746
Receivable for investments sold	—	6,821,729	9,721,823	1,683,252
Receivable for fund shares sold	253,036	—	1,031,271	586
Dividends and interest receivable	—	742,022	771,297	1,206,141
Receivable for securities lending income	—	13,826	21,959	258
Total assets	81,066,386	2,005,217,855	1,188,604,589	367,295,316

Liabilities
Due to custodian	—	—	3,532,323	—
Payable for investments purchased	248,601	3,959,013	1,560,781	1,765,220
Payable for fund shares repurchased	904	1,920,398	247,079	155,142
Payable upon return of securities loaned	—	42,847,825	50,519,654	—
Written options, at value	—	—	—	848,904
Payable to affiliates
Accounting and legal services fees	1,606	38,356	22,373	7,198
Trustees’ fees	75	1,710	1,023	326
Other liabilities and accrued expenses	27,093	103,863	82,892	55,342
Total liabilities	278,279	48,871,165	55,966,125	2,832,132
Net assets	$80,788,107	$1,956,346,690	$1,132,638,464	$364,463,184

Net assets consist of
Paid-in capital	$75,479,353	$1,027,508,636	$628,322,439	$267,111,789
Undistributed net investment income (loss)	2,664	—	750,136	1,140,174
Accumulated undistributed net realized gain (loss) on investments	(6,063,186)	69,787,159	113,096,198	40,710,315
Net unrealized appreciation (depreciation) on investments	11,369,276	859,050,895	390,469,691	55,500,906
Net assets	$80,788,107	$1,956,346,690	$1,132,638,464	$364,463,184
Investments in unaffiliated issuers, including repurchase agreements, at cost	$69,444,074	$1,095,741,902	$736,076,774	$305,216,723
Investments in affiliated issuers, at cost	—	$42,840,548	$50,512,347	—
Foreign currency, at cost	—	$7,215	—	$38,588
Premiums received on written options	—	—	—	$503,254
Securities loaned, unaffiliated issuers, at value	—	$42,013,557	$49,802,179	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$14,944,138	$336,582,833	$205,038,376	$1,389,643
Shares outstanding	1,003,303	9,832,509	12,989,592	106,759
Net asset value, offering price and redemption price per share	$14.89	$34.23	$15.78	$13.02

Series II
Net assets	$63,705,806	$148,901,735	$77,259,863	$331,142,379
Shares outstanding	4,279,877	4,386,775	4,960,877	25,483,865
Net asset value, offering price and redemption price per share	$14.88	$33.94	$15.57	$12.99

Series III
Net assets	$2,138,163	—	—	—
Shares outstanding	143,906	—	—	—
Net asset value, offering price and redemption price per share	$14.86	—	—	—

Series NAV
Net assets	—	$1,470,862,122	$850,340,225	$31,931,162
Shares outstanding	—	43,013,582	53,846,465	2,456,112
Net asset value, offering price and redemption price per share	—	$34.20	$15.79	$13.00

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Core Strategy Trust	Emerging Markets Value Trust	Equity- Income Trust	Financial Services Trust
Investments in unaffiliated issuers, at value	$9,809	$1,076,389,452	$2,096,747,034	$181,370,928
Investments in affiliated issuers, at value	4,079,130,662	70,267,579	111,561,517	1,377,309
Total investments, at value	4,079,140,471	1,146,657,031	2,208,308,551	182,748,237
Cash	—	—	308,146	2,155,330
Foreign currency, at value	7,163	7,463,745	248,587	—
Receivable for investments sold	4,764,930	30,423	24,177,364	—
Receivable for fund shares sold	29,092	494,221	—	96,749
Dividends and interest receivable	691,643	457,308	3,111,227	26,681
Receivable for securities lending income	—	59,000	15,577	855
Other assets	41	—	—	—
Total assets	4,084,633,340	1,155,161,728	2,236,169,452	185,027,852

Liabilities
Due to custodian	—	676,788	—	—
Foreign capital gains tax payable	—	39,462	—	—
Payable for investments purchased	1,497,297	1,783,860	1,747,041	—
Payable for fund shares repurchased	3,241,859	—	2,975,385	739,695
Payable upon return of securities loaned	—	70,255,666	111,609,372	1,377,364
Payable to affiliates
Accounting and legal services fees	93,188	21,875	42,070	3,534
Trustees’ fees	3,851	1,085	1,973	146
Other liabilities and accrued expenses	288,139	238,359	117,233	44,547
Total liabilities	5,124,334	73,017,095	116,493,074	2,165,286
Net assets	$4,079,509,006	$1,082,144,633	$2,119,676,378	$182,862,566

Net assets consist of
Paid-in capital	$3,922,185,757	$1,061,085,629	$1,278,897,701	$131,820,162
Undistributed net investment income (loss)	35,588	172,707	6,853,802	721,178
Accumulated undistributed net realized gain (loss) on investments	11,783,973	31,203,412	157,542,124	(3,713,463)
Net unrealized appreciation (depreciation) on investments	145,503,688	(10,317,115)	676,382,751	54,034,689
Net assets	$4,079,509,006	$1,082,144,633	$2,119,676,378	$182,862,566
Investments in unaffiliated issuers, including repurchase agreements, at cost	$137,457	$1,086,568,249	$1,420,367,199	$127,336,167
Investments in affiliated issuers, at cost	$3,933,497,718	$70,272,974	$111,569,546	$1,377,354
Foreign currency, at cost	$7,456	$7,555,749	$244,690	—
Securities loaned, unaffiliated issuers, at value	—	$66,402,992	$109,107,973	$1,360,876

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$142,092,351	$4,404,598	$348,000,005	$132,388,986
Shares outstanding	9,811,483	444,164	17,559,551	8,351,351
Net asset value, offering price and redemption price per share	$14.48	$9.92	$19.82	$15.85

Series II
Net assets	$3,804,374,972	—	$192,880,526	$26,692,494
Shares outstanding	261,690,504	—	9,758,115	1,691,089
Net asset value, offering price and redemption price per share	$14.54	—	$19.77	$15.78

Series NAV
Net assets	$133,041,683	$1,077,740,035	$1,578,795,847	$23,781,086
Shares outstanding	9,180,737	108,824,095	79,896,623	1,502,519
Net asset value, offering price and redemption price per share	$14.49	$9.90	$19.76	$15.83

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Fundamental Value Trust
Investments in unaffiliated issuers, at value	—	$1,620,788,162	$1,083,788,579	$1,581,848,759
Investments in affiliated issuers, at value	$1,387,642,434	—	—	11,864,805
Repurchase agreements, at value	—	21,905,000	4,167,000	—
Total investments, at value	1,387,642,434	1,642,693,162	1,087,955,579	1,593,713,564
Cash	—	15,702,966	2,987,640	862,840
Foreign currency, at value	—	364,673	—	—
Receivable for investments sold	593,885	27,116,790	4,832,379	95,290
Receivable for fund shares sold	18,594	—	—	—
Dividends and interest receivable	—	378,328	1,554,818	2,019,433
Receivable for securities lending income	—	—	—	9,016
Total assets	1,388,254,913	1,686,255,919	1,097,330,416	1,596,700,143

Liabilities
Payable for investments purchased	—	22,864,303	—	26,360
Payable for fund shares repurchased	590,702	1,814,496	1,503,073	5,627,292
Payable upon return of securities loaned	—	—	—	11,873,700
Payable to affiliates
Accounting and legal services fees	27,400	32,081	23,060	31,397
Trustees’ fees	1,233	1,327	1,169	1,493
Other liabilities and accrued expenses	67,925	91,911	97,871	116,496
Total liabilities	687,260	24,804,118	1,625,173	17,676,738
Net assets	$1,387,567,653	$1,661,451,801	$1,095,705,243	$1,579,023,405

Net assets consist of
Paid-in capital	$1,291,673,291	$1,371,086,691	$1,236,623,345	$1,507,010,107
Undistributed net investment income (loss)	21,496	3,256,928	2,218,269	781,290
Accumulated undistributed net realized gain (loss) on investments	(204,232,113)	(135,537,347)	(299,017,847)	(566,882,199)
Net unrealized appreciation (depreciation) on investments	300,104,979	422,645,529	155,881,476	638,114,207
Net assets	$1,387,567,653	$1,661,451,801	$1,095,705,243	$1,579,023,405
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	$1,220,035,441	$932,074,898	$943,755,878
Investments in affiliated issuers, at cost	$1,087,537,455	—	—	$11,864,717
Foreign currency, at cost	—	$376,858	—	—
Securities loaned, unaffiliated issuers, at value	—	—	—	$11,803,320

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$52,139,559	$159,467,425	$273,234,515	$360,274,278
Shares outstanding	3,996,162	7,738,766	17,144,522	17,817,125
Net asset value, offering price and redemption price per share	$13.05	$20.61	$15.94	$20.22

Series II
Net assets	$1,304,721,385	$68,860,093	$43,832,843	$266,986,907
Shares outstanding	99,848,072	3,345,190	2,730,853	13,230,505
Net asset value, offering price and redemption price per share	$13.07	$20.58	$16.05	$20.18

Series NAV
Net assets	$30,706,709	$1,433,124,283	$778,637,885	$951,762,220
Shares outstanding	2,354,277	69,294,014	48,849,452	47,220,912
Net asset value, offering price and redemption price per share	$13.04	$20.68	$15.94	$20.16

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Global Trust	Health Sciences Trust	International Core Trust	International Equity Index Trust B
Investments in unaffiliated issuers, at value	$679,361,424	$268,235,959	$868,810,068	$680,049,482
Investments in affiliated issuers, at value	15,289,611	—	29,318,479	28,994,139
Total investments, at value	694,651,035	268,235,959	898,128,547	709,043,621
Cash	1,041,008	—	644	220
Foreign currency, at value	4,970	59,853	47,364	11,490,236
Cash held at broker for futures contracts	—	—	—	777,039
Receivable for investments sold	23,085	2,405,821	27,951	191,585
Receivable for forward foreign currency exchange contracts	—	—	1,383,658	—
Receivable for fund shares sold	—	60,634	12,155	21,474
Dividends and interest receivable	1,155,011	149,933	1,187,923	1,104,700
Receivable for securities lending income	17,816	—	92,124	24,666
Receivable for futures variation margin	—	—	—	749,719
Receivable due from advisor	—	—	—	6,805
Total assets	696,892,925	270,912,200	900,880,366	723,410,065

Liabilities
Payable for investments purchased	30,052	282,603	82,597	167,227
Payable for forward foreign currency exchange contracts	—	—	2,507,925	—
Payable for fund shares repurchased	1,445,677	118,709	283,289	1,544,387
Payable upon return of securities loaned	15,278,835	—	29,298,807	28,986,333
Written options, at value	—	117,271	—	—
Payable to affiliates
Accounting and legal services fees	13,444	5,228	17,220	13,655
Trustees’ fees	601	196	723	622
Other liabilities and accrued expenses	126,323	61,956	202,327	50,393
Total liabilities	16,894,932	585,963	32,392,888	30,762,617
Net assets	$679,997,993	$270,326,237	$868,487,478	$692,647,448

Net assets consist of
Paid-in capital	$587,389,348	$135,016,595	$881,001,453	$535,893,766
Undistributed net investment income (loss)	792,252	(103,714)	4,232,592	1,655,297
Accumulated undistributed net realized gain (loss) on investments	(42,360,391)	37,926,124	(143,831,602)	(13,272,503)
Net unrealized appreciation (depreciation) on investments	134,176,784	97,487,232	127,085,035	168,370,888
Net assets	$679,997,993	$270,326,237	$868,487,478	$692,647,448
Investments in unaffiliated issuers, including repurchase agreements, at cost	$545,206,821	$171,329,966	$740,627,522	$512,272,892
Investments in affiliated issuers, at cost	$15,289,821	—	$29,319,733	$28,995,740
Foreign currency, at cost	$4,962	$59,932	$47,242	$11,662,771
Premiums received on written options	—	$698,384	—	—
Securities loaned, unaffiliated issuers, at value	$15,020,768	—	$27,862,128	$27,781,665

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$176,037,499	$106,180,002	$49,426,288	$292,685,802
Shares outstanding	8,589,188	3,636,943	4,223,791	17,079,395
Net asset value, offering price and redemption price per share	$20.50	$29.19	$11.70	$17.14

Series II
Net assets	$33,528,957	$90,861,616	$22,248,579	$26,516,621
Shares outstanding	1,641,474	3,210,352	1,885,380	1,545,585
Net asset value, offering price and redemption price per share	$20.43	$28.30	$11.80	$17.16

Series NAV
Net assets	$470,431,537	$73,284,619	$796,812,611	$373,445,025
Shares outstanding	22,976,132	2,496,288	68,300,035	21,798,108
Net asset value, offering price and redemption price per share	$20.47	$29.36	$11.67	$17.13

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	International Growth Stock Trust	International Small Company Trust	International Value Trust	Lifestyle Aggressive PS Series
Investments in unaffiliated issuers, at value	$576,828,364	$117,159,901	$1,260,509,880	$63,845
Investments in affiliated issuers, at value	—	2,637,692	29,017,433	271,201
Total investments, at value	576,828,364	119,797,593	1,289,527,313	335,046
Cash	—	—	388,843	38,376
Foreign currency, at value	781,500	125,080	7,054	—
Receivable for investments sold	888,370	14,068	11,321,293	—
Receivable for fund shares sold	—	112,030	—	—
Dividends and interest receivable	949,140	206,644	2,169,082	—
Receivable for securities lending income	—	10,587	53,889	—
Receivable due from advisor	—	—	—	1,715
Other assets	—	—	—	16,246
Total assets	579,447,374	120,266,002	1,303,467,474	391,383

Liabilities
Due to custodian	—	430,403	—	—
Foreign capital gains tax payable	—	—	302,710	—
Payable for investments purchased	321,563	—	1,453,304	2,442
Payable for fund shares repurchased	2,418,605	33,143	1,636,705	8
Payable upon return of securities loaned	—	2,639,471	28,990,117	—
Payable to affiliates
Accounting and legal services fees	11,469	2,277	25,158	—
Trustees’ fees	498	96	1,039	61
Other liabilities and accrued expenses	141,146	59,528	257,238	53,661
Total liabilities	2,893,281	3,164,918	32,666,271	56,172
Net assets	$576,554,093	$117,101,084	$1,270,801,203	$335,211

Net assets consist of
Paid-in capital	$716,549,319	$455,704,749	$1,481,835,908	$326,127
Undistributed net investment income (loss)	1,141,893	188,437	863,042	—
Accumulated undistributed net realized gain (loss) on investments	(266,248,442)	(354,279,716)	(434,009,896)	—
Net unrealized appreciation (depreciation) on investments	125,111,323	15,487,614	222,112,149	9,084
Net assets	$576,554,093	$117,101,084	$1,270,801,203	$335,211
Investments in unaffiliated issuers, including repurchase agreements, at cost	$451,734,451	$101,674,424	$1,038,145,295	$63,360
Investments in affiliated issuers, at cost	—	$2,637,840	$29,017,883	$262,602
Foreign currency, at cost	$791,951	$124,933	$7,042	—
Securities loaned, unaffiliated issuers, at value	—	$2,488,529	$27,802,617	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$3,154,061	$45,715,621	$123,958,646	$103,911
Shares outstanding	187,144	3,625,738	8,388,644	8,156
Net asset value, offering price and redemption price per share	$16.85	$12.61	$14.78	$12.74

Series II
Net assets	$23,171,335	$27,513,004	$102,438,047	$127,383
Shares outstanding	1,373,362	2,183,438	6,944,569	9,997
Net asset value, offering price and redemption price per share	$16.87	$12.60	$14.75	$12.74

Series NAV
Net assets	$550,228,697	$43,872,459	$1,044,404,510	$103,917
Shares outstanding	32,644,469	3,480,802	71,157,897	8,157
Net asset value, offering price and redemption price per share	$16.86	$12.60	$14.68	$12.74

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Lifestyle Balanced PS Series	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series
Investments in affiliated issuers, at value	$213,410,686	$50,340,063	$300,879,568	$92,526,073
Total investments, at value	213,410,686	50,340,063	300,879,568	92,526,073
Cash	124	1,063	—	809
Receivable for fund shares sold	5,047,499	75,132	270,154	95,266
Receivable due from advisor	2,210	4,949	888	4,709
Other assets	397	396	397	396
Total assets	218,460,916	50,421,603	301,151,007	92,627,253

Liabilities
Payable for investments purchased	5,043,868	74,347	264,952	93,773
Payable for fund shares repurchased	64	—	105	49
Payable to affiliates
Accounting and legal services fees	3,874	1,001	4,612	1,765
Trustees’ fees	171	55	179	84
Other liabilities and accrued expenses	35,513	36,457	35,237	36,153
Total liabilities	5,083,490	111,860	305,085	131,824
Net assets	$213,377,426	$50,309,743	$300,845,922	$92,495,429

Net assets consist of
Paid-in capital	$189,802,539	$47,695,919	$262,353,799	$83,178,588
Undistributed net investment income (loss)	2,815	1,057	1,597	1,556
Accumulated undistributed net realized gain (loss) on investments	14,313,211	2,546,000	20,547,733	6,627,337
Net unrealized appreciation (depreciation) on investments	9,258,861	66,767	17,942,793	2,687,948
Net assets	$213,377,426	$50,309,743	$300,845,922	$92,495,429
Investments in affiliated issuers, at cost	$204,151,825	$50,273,296	$282,936,775	$89,838,125

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$245,870	$101,979	$3,928,690	$194,112
Shares outstanding	17,626	7,740	270,785	14,045
Net asset value, offering price and redemption price per share	$13.95	$13.18	$14.51	$13.82

Series II
Net assets	$213,026,797	$50,107,589	$296,814,362	$92,172,277
Shares outstanding	15,241,310	3,797,743	20,430,470	6,657,270
Net asset value, offering price and redemption price per share	$13.98	$13.19	$14.53	$13.85

Series NAV
Net assets	$104,759	$100,175	$102,870	$129,040
Shares outstanding	7,512	7,607	7,094	9,340
Net asset value, offering price and redemption price per share	$13.95	$13.17	$14.50	$13.82

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Mid Cap Index Trust	Mid Cap Stock Trust	Mid Value Trust	Mutual Shares Trust
Investments in unaffiliated issuers, at value	$796,835,780	$940,097,742	$960,407,783	$686,131,832
Investments in affiliated issuers, at value	85,781,642	150,997,532	61,877,960	356,167
Repurchase agreements, at value	31,628,000	4,300,000	—	—
Total investments, at value	914,245,422	1,095,395,274	1,022,285,743	686,487,999
Cash	500	87,131	—	3,336,826
Foreign currency, at value	—	16	326,889	2,132,862
Cash held at broker for futures contracts	1,946,000	—	—	—
Receivable for investments sold	—	1,621,579	7,578,411	1,381,674
Receivable for forward foreign currency exchange contracts	—	—	—	52,885
Receivable for fund shares sold	—	1,016,287	—	—
Dividends and interest receivable	750,702	113,909	869,685	2,018,499
Receivable for securities lending income	31,009	29,792	19,064	45
Receivable for futures variation margin	89,950	—	—	—
Other assets	—	—	—	8,500,580
Total assets	917,063,583	1,098,263,988	1,031,079,792	703,911,370

Liabilities
Payable for investments purchased	—	3,038,336	1,788,022	1,163,650
Payable for forward foreign currency exchange contracts	—	—	—	5,515,287
Payable for fund shares repurchased	4,111,473	1,581,228	2,888,699	2,663,053
Payable upon return of securities loaned	85,730,510	150,993,327	61,868,213	357,100
Payable to affiliates
Accounting and legal services fees	16,063	18,351	18,992	13,765
Trustees’ fees	626	724	770	621
Other liabilities and accrued expenses	45,459	71,502	69,681	95,360
Total liabilities	89,904,131	155,703,468	66,634,377	9,808,836
Net assets	$827,159,452	$942,560,520	$964,445,415	$694,102,534

Net assets consist of
Paid-in capital	$460,876,472	$600,670,134	$653,030,645	$519,223,212
Undistributed net investment income (loss)	1,769,613	(1,043,232)	1,936,917	11,140,346
Accumulated undistributed net realized gain (loss) on investments	44,695,572	162,951,304	83,169,886	9,738,433
Net unrealized appreciation (depreciation) on investments	319,817,795	179,982,314	226,307,967	154,000,543
Net assets	$827,159,452	$942,560,520	$964,445,415	$694,102,534
Investments in unaffiliated issuers, including repurchase agreements, at cost	$509,328,882	$764,407,332	$734,093,339	$526,800,248
Investments in affiliated issuers, at cost	$85,787,089	$151,005,893	$61,881,859	$356,195
Foreign currency, at cost	—	$16	$328,554	$2,142,122
Securities loaned, unaffiliated issuers, at value	$83,908,382	$149,214,343	$60,260,208	$346,457

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$657,230,670	$206,595,683	$346,688,146	$219,521,088
Shares outstanding	30,115,884	9,805,865	24,788,270	15,970,045
Net asset value, offering price and redemption price per share	$21.82	$21.07	$13.99	$13.75

Series II
Net assets	$82,226,614	$120,841,219	$85,958,823	—
Shares outstanding	3,779,031	5,891,722	6,141,567	—
Net asset value, offering price and redemption price per share	$21.76	$20.51	$14.00	—

Series NAV
Net assets	$87,702,168	$615,123,618	$531,798,446	$474,581,446
Shares outstanding	4,019,373	29,025,593	38,146,334	34,529,714
Net asset value, offering price and redemption price per share	$21.82	$21.19	$13.94	$13.74

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Natural Resources Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust
Investments in unaffiliated issuers, at value	$147,932,729	$361,385,097	$434,274,211	$561,804,625
Investments in affiliated issuers, at value	3,145,856	—	29,649,161	106,327,254
Repurchase agreements, at value	8,648,000	6,231,000	8,798,000	4,500,000
Total investments, at value	159,726,585	367,616,097	472,721,372	672,631,879
Cash	53,922	612	690	17,046
Foreign currency, at value	40	581	574,419	9
Receivable for investments sold	585,836	1,857,192	1,424,027	1,457,087
Receivable for fund shares sold	9,243	19,753	97,646	1,146,934
Dividends and interest receivable	49,578	1,971,524	59,532	27,475
Receivable for securities lending income	1,303	—	38,953	32,223
Total assets	160,426,507	371,465,759	474,916,639	675,312,653

Liabilities
Payable for investments purchased	497,570	5,507,929	445,390	1,554,825
Payable for fund shares repurchased	224,982	378,630	1,720,372	595,000
Payable upon return of securities loaned	3,147,867	—	29,648,735	106,322,486
Payable to affiliates
Accounting and legal services fees	3,142	7,587	8,394	10,454
Trustees’ fees	167	417	318	382
Other liabilities and accrued expenses	52,263	49,062	55,627	55,115
Total liabilities	3,925,991	5,943,625	31,878,836	108,538,262
Net assets	$156,500,516	$365,522,134	$443,037,803	$566,774,391

Net assets consist of
Paid-in capital	$301,028,247	$911,550,226	$338,735,553	$366,144,688
Undistributed net investment income (loss)	61,458	2,767,326	(174,097)	(1)
Accumulated undistributed net realized gain (loss) on investments	(147,318,066)	(543,635,160)	9,202,012	79,833,340
Net unrealized appreciation (depreciation) on investments	2,728,877	(5,160,258)	95,274,335	120,796,364
Net assets	$156,500,516	$365,522,134	$443,037,803	$566,774,391
Investments in unaffiliated issuers, including repurchase agreements, at cost	$153,852,305	$372,776,336	$347,788,983	$445,502,090
Investments in affiliated issuers, at cost	$3,145,980	—	$29,650,455	$106,333,420
Foreign currency, at cost	$40	$552	$581,949	$9
Securities loaned, unaffiliated issuers, at value	$3,056,355	—	$29,050,037	$104,676,633

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$10,840,384	$82,907,840	$374,687,458	$127,577,188
Shares outstanding	1,049,076	5,991,577	15,153,957	9,948,408
Net asset value, offering price and redemption price per share	$10.33	$13.84	$24.73	$12.82

Series II
Net assets	$78,233,237	$58,320,302	$48,905,336	$45,735,044
Shares outstanding	7,657,056	4,207,083	2,017,561	3,652,563
Net asset value, offering price and redemption price per share	$10.22	$13.86	$24.24	$12.52

Series NAV
Net assets	$67,426,895	$224,293,992	$19,445,009	$393,462,159
Shares outstanding	6,635,118	16,305,520	782,614	30,518,457
Net asset value, offering price and redemption price per share	$10.16	$13.76	$24.85	$12.89

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Growth Trust
Investments in unaffiliated issuers, at value	$440,268,736	$314,529,949	$765,083,780	$157,933,576
Investments in affiliated issuers, at value	66,896,488	—	35,912,374	16,826,885
Repurchase agreements, at value	16,269,000	—	31,200,000	—
Total investments, at value	523,434,224	314,529,949	832,196,154	174,760,461
Cash	257,521	—	42,775	—
Cash held at broker for futures contracts	1,624,000	—	—	—
Receivable for investments sold	—	1,247,211	403,167	—
Dividends and interest receivable	528,479	224,589	740,696	75,559
Receivable for securities lending income	75,585	—	4,704	10,081
Receivable for futures variation margin	78,952	—	—	—
Other assets	—	5	—	—
Total assets	525,998,761	316,001,754	833,387,496	174,846,101

Liabilities
Due to custodian	—	874,379	—	—
Payable for investments purchased	—	707,872	70,197	—
Payable for fund shares repurchased	1,736,293	306,962	2,276,704	16,510
Payable upon return of securities loaned	66,851,659	—	35,909,946	16,824,629
Payable to affiliates
Accounting and legal services fees	8,838	8,789	15,659	2,783
Trustees’ fees	328	340	622	101
Other liabilities and accrued expenses	40,547	62,817	58,628	38,819
Total liabilities	68,637,665	1,961,159	38,331,756	16,882,842
Net assets	$457,361,096	$314,040,595	$795,055,740	$157,963,259

Net assets consist of
Paid-in capital	$263,579,583	$267,773,710	$449,845,789	$133,727,831
Undistributed net investment income (loss)	1,225,922	42,126	800,803	—
Accumulated undistributed net realized gain (loss) on investments	20,209,854	(27,619,917)	70,852,387	(30,362,397)
Net unrealized appreciation (depreciation) on investments	172,345,737	73,844,676	273,556,761	54,597,825
Net assets	$457,361,096	$314,040,595	$795,055,740	$157,963,259
Investments in unaffiliated issuers, including repurchase agreements, at cost	$284,917,427	$240,685,273	$522,726,242	$103,334,726
Investments in affiliated issuers, at cost	$66,899,441	—	$35,913,151	$16,827,910
Securities loaned, unaffiliated issuers, at value	$65,010,564	—	$34,915,278	$16,491,112

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$317,155,823	$131,337,326	$375,652,790	—
Shares outstanding	20,038,725	4,258,316	14,397,235	—
Net asset value, offering price and redemption price per share	$15.83	$30.84	$26.09	—

Series II
Net assets	$63,879,527	$57,275,874	$48,731,376	—
Shares outstanding	4,050,603	1,877,479	1,873,530	—
Net asset value, offering price and redemption price per share	$15.77	$30.51	$26.01	—

Series NAV
Net assets	$76,325,746	$125,427,395	$370,671,574	$157,963,259
Shares outstanding	4,819,478	4,085,208	14,234,082	6,165,641
Net asset value, offering price and redemption price per share	$15.84	$30.70	$26.04	$25.62

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust	U.S. Equity Trust
Investments in unaffiliated issuers, at value	$418,096,112	$10,721,211,224	$535,783,195	$960,565,833
Investments in affiliated issuers, at value	28,607,670	300,525,415	14,171,755	11,545,021
Repurchase agreements, at value	—	388,597,000	20,311,000	—
Total investments, at value	446,703,782	11,410,333,639	570,265,950	972,110,854
Cash	88,494	1,734,311	26,733	9,746
Foreign currency, at value	—	5,087,339	—	—
Cash held at broker for futures contracts	—	37,550,000	1,901,000	—
Receivable for investments sold	2,546,538	2,242,993	—	—
Receivable for fund shares sold	188,816	—	—	—
Dividends and interest receivable	603,547	13,894,358	675,907	1,384,912
Receivable for securities lending income	10,676	233,133	13,447	12,437
Receivable for futures variation margin	—	1,475,929	83,522	—
Total assets	450,141,853	11,472,551,702	572,966,559	973,517,949

Liabilities
Payable for investments purchased	251,895	1,657,304	—	—
Payable for fund shares repurchased	52,493	7,762,730	3,399,804	239,359
Payable upon return of securities loaned	28,606,366	300,580,622	14,172,906	11,565,503
Payable to affiliates
Accounting and legal services fees	8,353	199,793	10,727	19,086
Trustees’ fees	354	8,186	419	919
Other liabilities and accrued expenses	48,940	150,088	41,524	69,151
Total liabilities	28,968,401	310,358,723	17,625,380	11,894,018
Net assets	$421,173,452	$11,162,192,979	$555,341,179	$961,623,931

Net assets consist of
Paid-in capital	$248,698,480	$8,658,664,121	$342,747,767	$940,462,665
Undistributed net investment income (loss)	(565,167)	28,506,634	1,884,984	2,759,451
Accumulated undistributed net realized gain (loss) on investments	1,278,100	278,545,561	1,486,426	(205,322,343)
Net unrealized appreciation (depreciation) on investments	171,762,039	2,196,476,663	209,222,002	223,724,158
Net assets	$421,173,452	$11,162,192,979	$555,341,179	$961,623,931
Investments in unaffiliated issuers, including repurchase agreements, at cost	$246,332,255	$8,926,435,254	$347,420,713	$736,840,994
Investments in affiliated issuers, at cost	$28,609,488	$300,520,981	$14,172,592	$11,545,702
Foreign currency, at cost	—	$5,040,703	—	—
Securities loaned, unaffiliated issuers, at value	$28,121,243	$292,703,507	$13,871,505	$11,328,832

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$87,581,623	—	$423,587,955	$143,771,195
Shares outstanding	3,466,557	—	24,799,201	8,116,104
Net asset value, offering price and redemption price per share	$25.26	—	$17.08	$17.71

Series II
Net assets	$75,068,050	—	$44,252,935	$8,717,086
Shares outstanding	3,004,287	—	2,597,824	492,058
Net asset value, offering price and redemption price per share	$24.99	—	$17.03	$17.72

Series NAV
Net assets	$258,523,779	$11,162,192,979	$87,500,289	$809,135,650
Shares outstanding	10,249,252	662,420,384	5,124,406	45,667,692
Net asset value, offering price and redemption price per share	$25.22	$16.85	$17.08	$17.72

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Utilities Trust	Value Trust
Investments in unaffiliated issuers, at value	$465,752,942	$595,629,690
Investments in affiliated issuers, at value	24,123,328	—
Total investments, at value	489,876,270	595,629,690
Cash	9,858,416	—
Foreign currency, at value	10,800	—
Receivable for investments sold	703,048	531,478
Receivable for forward foreign currency exchange contracts	37,448	—
Receivable for fund shares sold	—	6,193
Dividends and interest receivable	839,047	485,363
Receivable for securities lending income	13,836	—
Other assets	19,805	—
Total assets	501,358,670	596,652,724

Liabilities
Payable for investments purchased	1,342,295	2,440,461
Payable for forward foreign currency exchange contracts	827,153	—
Payable for fund shares repurchased	2,069,466	2,229,350
Payable upon return of securities loaned	24,132,529	—
Payable to affiliates
Accounting and legal services fees	9,537	11,643
Trustees’ fees	328	470
Other liabilities and accrued expenses	67,469	52,647
Total liabilities	28,448,777	4,734,571
Net assets	$472,909,893	$591,918,153

Net assets consist of
Paid-in capital	$415,617,044	$387,758,022
Undistributed net investment income (loss)	3,462,984	662,697
Accumulated undistributed net realized gain (loss) on investments	18,225,200	63,091,392
Net unrealized appreciation (depreciation) on investments	35,604,665	140,406,042
Net assets	$472,909,893	$591,918,153
Investments in unaffiliated issuers, including repurchase agreements, at cost	$429,360,040	$455,223,648
Investments in affiliated issuers, at cost	$24,124,103	—
Foreign currency, at cost	$10,801	—
Securities loaned, unaffiliated issuers, at value	$23,283,990	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$416,183,365	$523,290,852
Shares outstanding	26,955,456	20,165,016
Net asset value, offering price and redemption price per share	$15.44	$25.95

Series II
Net assets	$24,722,993	$36,083,164
Shares outstanding	1,613,862	1,394,965
Net asset value, offering price and redemption price per share	$15.32	$25.87

Series NAV
Net assets	$32,003,535	$32,544,137
Shares outstanding	2,074,960	1,255,618
Net asset value, offering price and redemption price per share	$15.42	$25.92

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	500 Index Trust B	All Cap Core Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Dividends	$55,156,649	$6,849,964	$13,406,710	$29,151,829
Securities lending	194,300	179,268	1,039,233	—
Interest	7,948	3,149	25,747	—
Less foreign taxes withheld	(12,843)	(5,275)	(343,675)	—
Total investment income	55,346,054	7,027,106	14,128,015	29,151,829

Expenses
Investment management fees	12,470,735	2,905,272	8,870,527	—
Series I distribution and service fees	690,181	40,866	379	1,237,684
Series II distribution and service fees	123,301	21,965	—	10,317,163
Series III distribution and service fees	—	—	—	414,106
Accounting and legal services fees	333,430	46,454	113,792	216,812
Professional fees	48,488	36,508	48,728	40,074
Printing and postage	16,661	13,389	28,633	76,191
Custodian fees	12,024	48,024	243,407	12,023
Trustees’ fees	32,907	4,745	11,693	22,036
Registration and filing fees	15,970	5,671	4,816	8,850
Other	41,364	9,116	15,977	13,510
Total expenses before reductions	13,785,061	3,132,010	9,337,952	12,358,449
Net expense reductions	(6,219,935)	(18,571)	(204,765)	(86,911)
Total expenses	7,565,126	3,113,439	9,133,187	12,271,538
Net investment income (loss)	47,780,928	3,913,667	4,994,828	16,880,291

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	25,700,467	88,106,658	193,211,771 [1]	33,846,703
Investments in affiliated issuers	(225)	446	(365)	—
Futures contracts	23,329,594	1,239,051	—	—
Foreign currency transactions	—	—	(33,766)	—
	49,029,836	89,346,155	193,177,640	33,846,703

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	642,316,472	16,883,527	80,649,368	312,373,539
Investments in affiliated issuers	(1,639)	238	1,475	—
Futures contracts	3,005,404	46,775	—	—
Translation of assets and liabilities in foreign currencies	—	—	3,334	—
	645,320,237	16,930,540	80,654,177	312,373,539
Net realized and unrealized gain (loss)	694,350,073	106,276,695	273,831,817	346,220,242

Increase (decrease) in net assets from operations	$742,131,001	$110,190,362	$278,826,645	$363,100,533

1	Net of India foreign taxes of $1,959.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	American Global Growth Trust	American Growth Trust	American Growth-Income Trust	American International Trust
Dividends	$3,855,486	$12,851,650	$20,690,723	$10,809,891
Total investment income	3,855,486	12,851,650	20,690,723	10,809,891

Expenses
Series I distribution and service fees	21,576	590,169	1,495,457	515,334
Series II distribution and service fees	1,559,969	6,883,271	6,246,229	4,197,634
Series III distribution and service fees	70,819	281,400	678,135	132,375
Accounting and legal services fees	29,562	140,208	167,989	87,041
Professional fees	25,690	31,947	18,628	27,876
Printing and postage	8,356	49,976	6,905	31,561
Custodian fees	14,890	12,023	12,024	12,023
Trustees’ fees	2,881	14,339	17,028	8,907
Registration and filing fees	9,382	8,077	11,666	8,071
Other	3,523	9,225	9,251	6,271
Total expenses before reductions	1,746,648	8,020,635	8,663,312	5,027,093
Net expense reductions	(12,236)	(55,987)	(67,171)	(34,603)
Total expenses	1,734,412	7,964,648	8,596,141	4,992,490
Net investment income (loss)	2,121,074	4,887,002	12,094,582	5,817,401

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	4,798,229	9,507,326	28,199,579	(26,852,322)
	4,798,229	9,507,326	28,199,579	(26,852,322)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	54,345,371	276,839,740	345,098,944	154,825,882
	54,345,371	276,839,740	345,098,944	154,825,882
Net realized and unrealized gain (loss)	59,143,600	286,347,066	373,298,523	127,973,560

Increase (decrease) in net assets from operations	$61,264,674	$291,234,068	$385,393,105	$133,790,961

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Dividends	$1,256,209	$14,247,500	$8,983,892	$3,947,468
Securities lending	—	192,639	166,583	6,898
Interest	—	4,861	—	2,896,803
Less foreign taxes withheld	—	(11,203)	(158,783)	(4,969)
Total investment income	1,256,209	14,433,797	8,991,692	6,846,200

Expenses
Investment management fees	—	14,344,629	7,624,846	2,845,416
Series I distribution and service fees	73,652	148,857	91,570	562
Series II distribution and service fees	477,153	332,211	180,968	802,990
Series III distribution and service fees	5,949	—	—	—
Accounting and legal services fees	9,767	227,814	134,968	43,542
Professional fees	22,016	51,083	47,587	43,687
Printing and postage	3,445	82,786	42,342	14,728
Custodian fees	12,023	199,960	156,761	50,649
Trustees’ fees	1,003	23,131	13,767	4,429
Registration and filing fees	6,875	8,413	6,918	6,847
Other	2,502	26,200	30,666	9,136
Total expenses before reductions	614,385	15,445,084	8,330,393	3,821,986
Net expense reductions	(3,878)	(648,522)	(54,041)	(133,516)
Total expenses	610,507	14,796,562	8,276,352	3,688,470
Net investment income (loss)	645,702	(362,765)	715,340	3,157,730

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	3,737,546	311,041,205	188,117,768	41,490,783
Investments in affiliated issuers	—	4,243	(1,000)	(253)
Capital gain distributions received from unaffiliated underlying funds	350,997	—	—	—
Written options	—	—	—	93,621
Foreign currency transactions	—	(11,179)	(9,296)	12,399
	4,088,543	311,034,269	188,107,472	41,596,550

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	3,346,372	326,976,013	157,975,365	25,292,490
Investments in affiliated issuers	—	(3,203)	(1,819)	27
Written options	—	—	—	(382,896)
Translation of assets and liabilities in foreign currencies	—	138	573	(1,704)
	3,346,372	326,972,948	157,974,119	24,907,917
Net realized and unrealized gain (loss)	7,434,915	638,007,217	346,081,591	66,504,467

Increase (decrease) in net assets from operations	$8,080,617	$637,644,452	$346,796,931	$69,662,197

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Core Strategy Trust	Emerging Markets Value Trust	Equity- Income Trust	Financial Services Trust
Dividends	$2,573	$29,537,920	$51,041,371	$2,832,658
Income distributions received from affiliated underlying funds	17,455,981	—	—	—
Securities lending	—	687,612	563,526	17,803
Interest	—	1,744	67,234	5,924
Less foreign taxes withheld	(602)	(3,756,742)	(365,450)	(64,552)
Total investment income	17,457,952	26,470,534	51,306,681	2,791,833

Expenses
Investment management fees	462,901	10,329,273	16,325,239	1,294,574
Series I distribution and service fees	5,006	2,371	167,731	59,258
Series II distribution and service fees	2,406,508	—	466,677	63,191
Accounting and legal services fees	128,631	135,421	259,278	20,443
Professional fees	30,796	53,935	41,485	38,226
Printing and postage	21,733	34,684	94,158	5,793
Custodian fees	8,109	1,116,328	225,234	42,601
Trustees’ fees	10,071	13,876	26,567	2,029
Registration and filing fees	17,888	5,257	7,548	6,266
Other	8,404	20,292	55,713	6,690
Total expenses before reductions	3,100,047	11,711,437	17,669,630	1,539,071
Net expense reductions	—	(53,606)	(738,386)	(8,283)
Total expenses	3,100,047	11,657,831	16,931,244	1,530,788
Net investment income (loss)	14,357,905	14,812,703	34,375,437	1,261,045

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,211	31,495,947 [1]	186,602,396	(2,959,939)
Investments in affiliated issuers	10,450,557	3,791	3,251	2,911
Capital gain distributions received from affiliated underlying funds	3,404,014	—	—	—
Foreign currency transactions	(198)	(435,838)	(3,596)	(747)
	13,855,584	31,063,900	186,602,051	(2,957,775)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	26,548,765	(80,612,488)[2]	325,775,414	45,040,817
Investments in affiliated issuers	144,502,562	(3,527)	(1,811)	(963)
Translation of assets and liabilities in foreign currencies	(1,608)	(109,532)	8,233	110
	171,049,719	(80,725,547)	325,781,836	45,039,964
Net realized and unrealized gain (loss)	184,905,303	(49,661,647)	512,383,887	42,082,189

Increase (decrease) in net assets from operations	$199,263,208	($34,848,944)	$546,759,324	$43,343,234

1	Net of India foreign taxes of $629.
2	Net of $243,692 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Fundamental Value Trust
Dividends	—	$20,309,376	$12,307,398	$23,509,729
Income distributions received from affiliated underlying funds	$32,965,379	—	—	—
Securities lending	—	—	—	135,559
Interest	—	4,474	536	75,891
Less foreign taxes withheld	—	(127,520)	(141,147)	(494,279)
Total investment income	32,965,379	20,186,330	12,166,787	23,226,900

Expenses
Investment management fees	579,097	10,075,624	4,039,320	11,872,826
Series I distribution and service fees	24,792	73,055	62,964	171,124
Series II distribution and service fees	3,133,041	169,834	47,304	671,722
Accounting and legal services fees	163,971	184,597	76,583	195,262
Professional fees	49,142	48,341	38,786	48,203
Printing and postage	56,820	55,193	20,818	68,080
Custodian fees	12,023	216,723	118,297	300,905
Trustees’ fees	16,599	18,434	7,273	20,082
Registration and filing fees	8,879	8,371	6,253	7,455
Other	12,280	21,979	10,219	23,075
Total expenses before reductions	4,056,644	10,872,151	4,427,817	13,378,734
Net expense reductions	—	(74,612)	(31,539)	(77,864)
Total expenses	4,056,644	10,797,539	4,396,278	13,300,870
Net investment income (loss)	28,908,735	9,388,791	7,770,509	9,926,030

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	103,868,416	55,917,741	97,035,139
Investments in affiliated issuers	(5,312,501)	—	—	5,126
Foreign currency transactions	—	(57,554)	4,275	(15,025)
	(5,312,501)	103,810,862	55,922,016	97,025,240

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	346,055,148	114,097,066	346,443,352
Investments in affiliated issuers	262,274,256	—	—	(1,342)
Translation of assets and liabilities in foreign currencies	—	(12,284)	739	21,817
	262,274,256	346,042,864	114,097,805	346,463,827
Net realized and unrealized gain (loss)	256,961,755	449,853,726	170,019,821	443,489,067

Increase (decrease) in net assets from operations	$285,870,490	$459,242,517	$177,790,330	$453,415,097

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Global Trust	Health Sciences Trust	International Core Trust	International Equity Index Trust B
Dividends	$16,013,278	$1,294,233	$29,067,573	$20,448,544
Securities lending	538,099	—	1,259,547	600,837
Interest	7,652	24,964	178	29,116
Less foreign taxes withheld	(1,063,430)	(32,602)	(2,185,726)	(1,628,690)
Total investment income	15,495,599	1,286,595	28,141,572	19,449,807

Expenses
Investment management fees	5,239,950	2,385,028	6,993,796	3,477,231
Series I distribution and service fees	83,517	44,702	23,086	135,822
Series II distribution and service fees	79,671	203,665	53,734	66,213
Accounting and legal services fees	80,304	28,435	97,726	81,122
Professional fees	42,958	38,711	82,225	30,380
Printing and postage	25,141	8,012	27,842	—
Custodian fees	478,774	58,144	843,994	22,759
Trustees’ fees	8,108	2,750	9,667	8,058
Registration and filing fees	7,862	6,363	7,033	21,382
Other	12,550	23,154	13,182	13,810
Total expenses before reductions	6,058,835	2,798,964	8,152,285	3,856,777
Net expense reductions	(91,084)	(134,951)	(39,463)	(1,456,715)
Total expenses	5,967,751	2,664,013	8,112,822	2,400,062
Net investment income (loss)	9,527,848	(1,377,418)	20,028,750	17,049,745

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	8,776,980	40,485,492 [1]	54,548,346	(484,255)
Investments in affiliated issuers	(137)	—	(1,027)	2,241
Futures contracts	—	—	3,071,604	1,611,620
Written options	—	1,276,253	—	—
Foreign currency transactions	(123,267)	7,341	677,935	(200,891)
	8,653,576	41,769,086	58,296,858	928,715

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	157,244,717	53,445,590 [2]	103,051,391	71,180,487
Investments in affiliated issuers	(388)	—	(996)	(1,054)
Futures contracts	—	—	27,765	314,742
Written options	—	(600,949)	—	—
Translation of assets and liabilities in foreign currencies	11,438	247	(2,452,864)	(187,325)
	157,255,767	52,844,888	100,625,296	71,306,850
Net realized and unrealized gain (loss)	165,909,343	94,613,974	158,922,154	72,235,565

Increase (decrease) in net assets from operations	$175,437,191	$93,236,556	$178,950,904	$89,285,310

1	Net of India foreign taxes of $30,675.
2	Net of $6,094 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	International Growth Stock Trust	International Small Company Trust	International Value Trust	Lifestyle Aggressive PS Series[1]
Dividends	$13,858,449	$3,012,547	$33,940,536	$487
Income distributions received from affiliated underlying funds	—	—	—	2,729
Securities lending	—	104,397	1,592,392	—
Interest	42,428	—	22,572	—
Less foreign taxes withheld	(1,034,491)	(217,323)	(3,113,021)	—
Total investment income	12,866,386	2,899,621	32,442,479	3,216

Expenses
Investment management fees	4,278,038	992,005	9,202,947	66
Series I distribution and service fees	1,383	20,890	58,672	9
Series II distribution and service fees	55,295	64,378	246,906	44
Accounting and legal services fees	67,034	12,936	142,505	7
Professional fees	42,948	39,246	66,669	34,256
Printing and postage	9,235	3,713	50,325	2
Custodian fees	541,823	110,985	1,105,538	2,016
Trustees’ fees	6,652	1,276	14,078	61
Registration and filing fees	19,382	6,259	8,687	3,912
Other	11,755	6,434	17,554	341
Total expenses before reductions	5,033,545	1,258,122	10,913,881	40,714
Net expense reductions	(26,880)	(5,213)	(57,554)	(40,576)
Total expenses	5,006,665	1,252,909	10,856,327	138
Net investment income (loss)	7,859,721	1,646,712	21,586,152	3,078

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	12,787,088	871,773	17,298,181	—
Investments in affiliated issuers	—	(79)	183	—
Foreign currency transactions	(128,201)	(39,345)	(337,624)	—
	12,658,887	832,349	16,960,740	—

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	75,149,029	21,962,874	232,991,606 [2]	485
Investments in affiliated issuers	—	53	(1,653)	8,599
Translation of assets and liabilities in foreign currencies	18,582	2,983	34,212	—
	75,167,611	21,965,910	233,024,165	9,084
Net realized and unrealized gain (loss)	87,826,498	22,798,259	249,984,905	9,084

Increase (decrease) in net assets from operations	$95,686,219	$24,444,971	$271,571,057	$12,162

1	Period from 11-1-13 (inception date) to 12-31-13.
2	Net of $234,898 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Lifestyle Balanced PS Series	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series
Income distributions received from affiliated underlying funds	$3,918,695	$1,157,767	$3,976,925	$1,875,157
Total investment income	3,918,695	1,157,767	3,976,925	1,875,157

Expenses
Investment management fees	87,252	25,944	94,844	41,963
Series I distribution and service fees	11	8	87	10
Series II distribution and service fees	457,889	135,243	499,112	219,642
Accounting and legal services fees	21,007	6,307	22,788	10,131
Professional fees	37,953	36,658	38,269	37,123
Printing and postage	5,482	1,857	5,779	2,832
Custodian fees	12,023	12,023	12,023	12,023
Trustees’ fees	2,283	721	2,415	1,118
Registration and filing fees	7,998	8,429	7,998	8,376
Expense recapture	—	—	—	13,175
Other	3,632	3,133	3,722	3,149
Total expenses before reductions	635,530	230,323	687,037	349,542
Net expense reductions	(5,946)	(22,681)	(4,090)	(13,629)
Total expenses	629,584	207,642	682,947	335,913
Net investment income (loss)	3,289,111	950,125	3,293,978	1,539,244

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated issuers	14,122,147	2,536,970	20,249,135	6,587,735
Capital gain distributions received from affiliated underlying funds	727,096	182,069	736,744	293,838
	14,849,243	2,719,039	20,985,879	6,881,573

Change in net unrealized appreciation (depreciation) of
Investments in affiliated issuers	3,706,770	(1,637,417)	11,065,250	(74,213)
	3,706,770	(1,637,417)	11,065,250	(74,213)
Net realized and unrealized gain (loss)	18,556,013	1,081,622	32,051,129	6,807,360

Increase (decrease) in net assets from operations	$21,845,124	$2,031,747	$35,345,107	$8,346,604

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Mid Cap Index Trust	Mid Cap Stock Trust	Mid Value Trust	Mutual Shares Trust
Dividends	$10,200,974	$3,794,803	$13,777,765	$13,848,386
Securities lending	436,598	1,628,296	335,558	71,815
Interest	2,773	16,858	174,015	3,945,262
Less foreign taxes withheld	—	(46,418)	(74,760)	(107,958)
Total investment income	10,640,345	5,393,539	14,212,578	17,757,505

Expenses
Investment management fees	3,458,981	6,958,703	8,155,748	6,144,437
Series I distribution and service fees	285,841	96,517	162,405	107,182
Series II distribution and service fees	201,953	286,408	212,603	—
Accounting and legal services fees	89,414	103,214	105,756	82,792
Professional fees	39,923	41,918	41,579	58,530
Printing and postage	14,829	31,653	32,165	25,489
Custodian fees	12,023	129,787	117,770	200,520
Trustees’ fees	8,728	10,188	10,409	8,395
Registration and filing fees	8,643	8,334	7,613	5,389
Other	14,998	15,290	14,786	13,592
Total expenses before reductions	4,135,333	7,682,012	8,860,834	6,646,326
Net expense reductions	(724,778)	(41,857)	(437,509)	(33,209)
Total expenses	3,410,555	7,640,155	8,423,325	6,613,117
Net investment income (loss)	7,229,790	(2,246,616)	5,789,253	11,144,388

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	43,987,887	165,057,039	87,396,433	59,645,079
Investments in affiliated issuers	(6,316)	5,918	2,368	1,005
Futures contracts	5,517,631	—	—	—
Written options	—	—	—	5,958
Foreign currency transactions	—	(5,919)	(13,952)	(2,091,050)
	49,499,202	165,057,038	87,384,849	57,560,992

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	144,224,948	97,577,807	140,290,782	98,144,292
Investments in affiliated issuers	6,647	2,633	(1,833)	(366)
Futures contracts	546,581	—	—	—
Translation of assets and liabilities in foreign currencies	—	365	(2,533)	(1,155,199)
	144,778,176	97,580,805	140,286,416	96,988,727
Net realized and unrealized gain (loss)	194,277,378	262,637,843	227,671,265	154,549,719

Increase (decrease) in net assets from operations	$201,507,168	$260,391,227	$233,460,518	$165,694,107

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Natural Resources Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust
Dividends	$2,807,563	$11,285,222	$3,103,136	$1,211,414
Securities lending	27,989	35,371	438,861	800,610
Interest	1,788	391	9,119	6,328
Less foreign taxes withheld	(159,359)	—	(41,291)	(16,213)
Total investment income	2,677,981	11,320,984	3,509,825	2,002,139

Expenses
Investment management fees	1,662,015	2,802,106	3,830,091	4,858,971
Series I distribution and service fees	5,220	46,494	156,844	52,402
Series II distribution and service fees	219,907	169,047	107,392	95,352
Accounting and legal services fees	20,777	49,951	45,871	56,654
Professional fees	35,131	39,390	40,904	38,132
Printing and postage	7,105	15,954	13,261	16,518
Custodian fees	105,046	51,136	80,696	72,204
Trustees’ fees	2,132	5,246	4,524	5,554
Registration and filing fees	6,894	9,739	5,732	7,701
Other	6,216	8,974	9,115	9,829
Total expenses before reductions	2,070,443	3,198,037	4,294,430	5,213,317
Net expense reductions	(55,117)	(19,712)	(145,091)	(23,109)
Total expenses	2,015,326	3,178,325	4,149,339	5,190,208
Net investment income (loss)	662,655	8,142,659	(639,514)	(3,188,069)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,005,445	43,014,817	47,320,352	84,581,478
Investments in affiliated issuers	843	1,229	2,121	(904)
Foreign currency transactions	2,015	19	(49,988)	7,499
	1,008,303	43,016,065	47,272,485	84,588,073

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	2,975,507	(50,321,645)	89,374,860	85,782,699
Investments in affiliated issuers	(394)	(1,917)	(673)	2,071
Translation of assets and liabilities in foreign currencies	1,653	39	(7,692)	(61)
	2,976,766	(50,323,523)	89,366,495	85,784,709
Net realized and unrealized gain (loss)	3,985,069	(7,307,458)	136,638,980	170,372,782

Increase (decrease) in net assets from operations	$4,647,724	$835,201	$135,999,466	$167,184,713

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Growth Trust
Dividends	$5,184,217	$1,881,788	$9,575,090	$972,165
Securities lending	870,299	44,741	143,342	60,877
Interest	2,031	1,893	23,145	1,907
Less foreign taxes withheld	(3,737)	(579)	—	—
Total investment income	6,052,810	1,927,843	9,741,577	1,034,949

Expenses
Investment management fees	1,903,995	1,829,175	7,504,597	1,193,346
Series I distribution and service fees	132,436	21,292	165,610	—
Series II distribution and service fees	157,322	88,646	112,329	—
Accounting and legal services fees	48,196	22,653	89,128	14,771
Professional fees	36,082	34,695	39,635	34,679
Printing and postage	7,963	5,935	25,017	3,523
Custodian fees	12,023	32,272	80,384	18,946
Trustees’ fees	4,681	2,139	8,856	1,447
Registration and filing fees	7,408	6,136	6,865	4,469
Other	9,599	6,490	13,153	5,684
Total expenses before reductions	2,319,705	2,049,433	8,045,574	1,276,865
Net expense reductions	(195,729)	(167,707)	(36,156)	(5,999)
Total expenses	2,123,976	1,881,726	8,009,418	1,270,866
Net investment income (loss)	3,928,834	46,117	1,732,159	(235,917)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	22,362,863	19,681,939	84,769,851	10,886,290
Investments in affiliated issuers	(3,149)	444	(345)	(415)
Futures contracts	5,212,980	—	—	—
Foreign currency transactions	(100)	(18)	—	(202)
	27,572,594	19,682,365	84,769,506	10,885,673

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	94,437,570	42,443,304	118,357,856	29,931,232
Investments in affiliated issuers	2,191	2,367	3,018	989
Futures contracts	335,102	—	—	—
Translation of assets and liabilities in foreign currencies	5	2	—	—
	94,774,868	42,445,673	118,360,874	29,932,221
Net realized and unrealized gain (loss)	122,347,462	62,128,038	203,130,380	40,817,894

Increase (decrease) in net assets from operations	$126,276,296	$62,174,155	$204,862,539	$40,581,977

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust	U.S. Equity Trust
Dividends	$5,288,757	$198,473,041	$9,297,817	$21,450,859
Securities lending	234,248	4,294,336	156,097	165,378
Interest	4,718	22,805	1,793	—
Less foreign taxes withheld	(4,967)	(5,195,003)	(5,636)	(2,066)
Total investment income	5,522,756	197,595,179	9,450,071	21,614,171

Expenses
Investment management fees	4,093,463	55,670,968	2,350,601	7,225,404
Series I distribution and service fees	42,265	—	182,101	69,412
Series II distribution and service fees	187,602	—	107,308	21,835
Accounting and legal services fees	49,106	1,063,149	59,770	119,163
Professional fees	36,639	141,249	37,196	22,687
Printing and postage	14,596	121,095	8,901	—
Custodian fees	52,727	59,448	12,023	97,155
Trustees’ fees	4,968	106,701	5,869	12,197
Registration and filing fees	5,672	3,676	7,002	8,366
Other	8,203	100,148	10,429	17,717
Total expenses before reductions	4,495,241	57,266,434	2,781,200	7,593,936
Net expense reductions	(231,425)	(13,722,391)	—	(47,529)
Total expenses	4,263,816	43,544,043	2,781,200	7,546,407
Net investment income (loss)	1,258,940	154,051,136	6,668,871	14,067,764

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	29,299,743	232,469,032	3,732,679	115,320,671
Investments in affiliated issuers	811	8,525	(225)	410
Futures contracts	—	57,405,243	4,989,370	—
Foreign currency transactions	1,300	233,142	10	—
	29,301,854	290,115,942	8,721,834	115,321,081

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	78,059,109	1,782,999,144	121,786,918	110,415,797
Investments in affiliated issuers	2,019	4,944	544	(622)
Futures contracts	—	11,883,698	527,675	—
Translation of assets and liabilities in foreign currencies	(22)	97,325	—	—
	78,061,106	1,794,985,111	122,315,137	110,415,175
Net realized and unrealized gain (loss)	107,362,960	2,085,101,053	130,036,971	225,736,256

Increase (decrease) in net assets from operations	$108,621,900	$2,239,152,189	$137,705,842	$239,804,020

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Utilities Trust	Value Trust
Dividends	$16,932,589	$7,550,956
Securities lending	262,600	—
Interest	180,113	144,996
Less foreign taxes withheld	(1,003,596)	—
Total investment income	16,371,706	7,695,952

Expenses
Investment management fees	3,246,923	3,810,342
Series I distribution and service fees	169,225	239,127
Series II distribution and service fees	64,890	84,065
Accounting and legal services fees	47,854	66,857
Professional fees	53,406	37,897
Printing and postage	9,427	18,711
Custodian fees	176,148	63,951
Trustees’ fees	4,587	6,607
Registration and filing fees	5,152	6,893
Other	8,324	10,234
Total expenses before reductions	3,785,936	4,344,684
Net expense reductions	(20,436)	(27,067)
Total expenses	3,765,500	4,317,617
Net investment income (loss)	12,606,206	3,378,335

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	31,998,973	66,485,342
Investments in affiliated issuers	1,047	—
Foreign currency transactions	(1,884,945)	—
	30,115,075	66,485,342

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	16,198,398	90,707,216
Investments in affiliated issuers	(953)	—
Translation of assets and liabilities in foreign currencies	(395,103)	—
	15,802,342	90,707,216
Net realized and unrealized gain (loss)	45,917,417	157,192,558

Increase (decrease) in net assets from operations	$58,523,623	$160,570,893

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	500 Index Trust B		All Cap Core Trust		Alpha Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$47,780,928	$24,946,589	$3,913,667	$5,382,911	$4,994,828	$6,662,844
Net realized gain (loss)	49,029,836	20,307,989	89,346,155	39,647,865	193,177,640	95,970,152
Change in net unrealized appreciation (depreciation)	645,320,237	102,851,765	16,930,540	11,212,807	80,654,177	75,015,521
Increase (decrease) in net assets resulting from operations	742,131,001	148,106,343	110,190,362	56,243,583	278,826,645	177,648,517
Distributions to shareholders
From net investment income
Series I	(25,575,522)	(6,653,609)	(1,022,729)	(803,310)	(5,970)	(3,358)
Series II	(746,817)	(199,528)	(91,265)	(71,022)	—	—
Series NAV	(23,206,228)	(10,319,587)	(3,540,985)	(3,206,321)	(7,118,409)	(5,379,172)
From net realized gain
Series I	(2,959,385)	—	—	—	(78,252)	(43,055)
Series II	(97,740)	—	—	—	—	—
Series NAV	(2,606,069)	—	—	—	(88,717,311)	(65,375,658)
Total distributions	(55,191,761)	(17,172,724)	(4,654,979)	(4,080,653)	(95,919,942)	(70,801,243)
From portfolio share transaction
Portfolio share transactions	32,216,041	(76,486,576)	(80,464,643)	(47,743,474)	(155,617,256)	(93,951,466)
Issued in reorganization	—	1,410,027,479	—	—	—	—
Total from portfolio share transactions	32,216,041	1,333,540,903	(80,464,643)	(47,743,474)	(155,617,256)	(93,951,466)
Total increase (decrease)	719,155,281	1,464,474,522	25,070,740	4,419,456	27,289,447	12,895,808

Net assets
Beginning of year	2,309,842,205	845,367,683	354,427,585	350,008,129	888,358,540	875,462,732
End of year	$3,028,997,486	$2,309,842,205	$379,498,325	$354,427,585	$915,647,987	$888,358,540

Undistributed net investment income (loss)	$10,161,049	$11,481,286	$1,464,518	$2,002,271	$1,147,617	$3,008,615

	American Asset Allocation Trust		American Global Growth Trust		American Growth Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$16,880,291	$23,466,754	$2,121,074	$577,464	$4,887,002	$3,486,509
Net realized gain (loss)	33,846,703	2,277,350	4,798,229	(5,421,728)	9,507,326	(26,504,458)
Change in net unrealized appreciation (depreciation)	312,373,539	214,450,181	54,345,371	38,512,536	276,839,740	208,518,150
Increase (decrease) in net assets resulting from operations	363,100,533	240,194,285	61,264,674	33,668,272	291,234,068	185,500,201
Distributions to shareholders
From net investment income
Series I	(2,225,796)	(2,932,470)	(42,561)	(10,946)	(544,368)	(365,644)
Series II	(12,452,605)	(18,133,226)	(1,619,932)	(537,704)	(3,371,885)	(2,350,588)
Series III	(2,281,833)	(2,895,137)	(453,792)	(31,022)	(940,820)	(776,883)
Total distributions	(16,960,234)	(23,960,833)	(2,116,285)	(579,672)	(4,857,073)	(3,493,115)
From portfolio share transaction
Portfolio share transactions	(174,903,620)	(170,334,777)	(44,364,533)	(24,458,335)	(239,367,041)	(205,762,525)
Issued in reorganization	—	—	91,937,556	—	—	—
Total from portfolio share transactions	(174,903,620)	(170,334,777)	47,573,023	(24,458,335)	(239,367,041)	(205,762,525)
Total increase (decrease)	171,236,679	45,898,675	106,721,412	8,630,265	47,009,954	(23,755,439)

Net assets
Beginning of year	1,652,644,321	1,606,745,646	171,303,510	162,673,245	1,098,902,033	1,122,657,472
End of year	$1,823,881,000	$1,652,644,321	$278,024,922	$171,303,510	$1,145,911,987	$1,098,902,033

Undistributed net investment income (loss)	$49,722	—	$4,789	—	$29,929	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	American Growth-Income Trust		American International Trust		American New World Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$12,094,582	$15,327,157	$5,817,401	$6,750,420	$645,702	$358,164
Net realized gain (loss)	28,199,579	(29,601,474)	(26,852,322)	(53,311,363)	4,088,543	4,188,512
Change in net unrealized appreciation (depreciation)	345,098,944	189,382,226	154,825,882	161,816,649	3,346,372	7,792,357
Increase (decrease) in net assets resulting from operations	385,393,105	175,107,909	133,790,961	115,255,706	8,080,617	12,339,033
Distributions to shareholders
From net investment income
Series I	(2,431,337)	(2,874,366)	(838,500)	(851,967)	(133,796)	(55,003)
Series II	(6,595,302)	(8,982,170)	(4,287,127)	(5,193,075)	(483,178)	(286,514)
Series III	(3,424,785)	(4,036,705)	(673,252)	(710,523)	(26,064)	(22,559)
Total distributions	(12,451,424)	(15,893,241)	(5,798,879)	(6,755,565)	(643,038)	(364,076)
From portfolio share transaction
Portfolio share transactions	(297,910,267)	(172,913,165)	(118,549,130)	(121,269,092)	(7,037,966)	(8,654,474)
Issued in reorganization	—	264,630,782	—	—	—	—
Total from portfolio share transactions	(297,910,267)	91,717,617	(118,549,130)	(121,269,092)	(7,037,966)	(8,654,474)
Total increase (decrease)	75,031,414	250,932,285	9,442,952	(12,768,951)	399,613	3,320,483

Net assets
Beginning of year	1,301,738,637	1,050,806,352	695,115,483	707,884,434	80,388,494	77,068,011
End of year	$1,376,770,051	$1,301,738,637	$704,558,435	$695,115,483	$80,788,107	$80,388,494

Undistributed net investment income (loss)	$33,495	—	$18,522	—	$2,664	—

	Blue Chip Growth Trust		Capital Appreciation Trust		Capital Appreciation Value Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	($362,765)	$4,517,832	$715,340	$3,189,306	$3,157,730	$4,281,999
Net realized gain (loss)	311,034,269	132,723,591	188,107,472	94,875,229	41,596,550	30,284,545
Change in net unrealized appreciation (depreciation)	326,972,948	165,224,004	157,974,119	64,281,826	24,907,917	9,776,087
Increase (decrease) in net assets resulting from operations	637,644,452	302,465,427	346,796,931	162,346,361	69,662,197	44,342,631
Distributions to shareholders
From net investment income
Series I	(793,631)	(260,943)	(442,932)	(286,317)	(14,431)	(11,673)
Series II	(147,367)	—	(152,848)	(45,927)	(3,312,715)	(3,800,658)
Series NAV	(4,087,331)	(1,835,189)	(1,964,850)	(1,653,644)	(387,084)	(345,663)
From net realized gain
Series I	—	—	—	—	(68,582)	(67,044)
Series II	—	—	—	—	(27,224,686)	(29,570,953)
Series NAV	—	—	—	—	(2,488,386)	(2,023,624)
Total distributions	(5,028,329)	(2,096,132)	(2,560,630)	(1,985,888)	(33,495,884)	(35,819,615)
From portfolio share transactions	(418,594,323)	(243,427,859)	(254,345,006)	(140,266,413)	(3,601,952)	4,828,404
Total increase (decrease)	214,021,800	56,941,436	89,891,295	20,094,060	32,564,361	13,351,420

Net assets
Beginning of year	1,742,324,890	1,685,383,454	1,042,747,169	1,022,653,109	331,898,823	318,547,403
End of year	$1,956,346,690	$1,742,324,890	$1,132,638,464	$1,042,747,169	$364,463,184	$331,898,823

Undistributed net investment income (loss)	—	$5,028,165	$750,136	$2,560,139	$1,140,174	$1,114,564

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Core Strategy Trust		Emerging Markets Value Trust		Equity-Income Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$14,357,905	$17,277,003	$14,812,703	$13,887,564	$34,375,437	$43,381,623
Net realized gain (loss)	13,855,584	124,575,965	31,063,900	37,178,803	186,602,051	124,350,575
Change in net unrealized appreciation (depreciation)	171,049,719	(58,873,491)	(80,725,547)	130,610,092	325,781,836	158,002,548
Increase (decrease) in net assets resulting from operations	199,263,208	82,979,477	(34,848,944)	181,676,459	546,759,324	325,734,746
Distributions to shareholders
From net investment income
Series I	(763,748)	(5,334)	(56,732)	(92,827)	(6,235,216)	(6,362,799)
Series II	(12,778,824)	(15,988,760)	—	—	(3,145,630)	(3,239,108)
Series NAV	(778,523)	(1,304,371)	(14,485,389)	(11,492,803)	(29,183,700)	(31,970,280)
From net realized gain
Series I	(129,529)	(324)	(153,736)	(596,020)	—	—
Series II	(83,031,151)	(1,049,550)	—	—	—	—
Series NAV	(6,553,436)	(77,635)	(36,787,252)	(73,408,967)	—	—
Total distributions	(104,035,211)	(18,425,974)	(51,483,109)	(85,590,617)	(38,564,546)	(41,572,187)
From portfolio share transaction
Portfolio share transactions	103,573,742	(10,826,240)	43,889,815	106,559,064	(385,355,138)	(243,826,319)
Issued in reorganization	3,141,252,023	—	—	—	—	—
Total from portfolio share transactions	3,244,825,765	(10,826,240)	43,889,815	106,559,064	(385,355,138)	(243,826,319)
Total increase (decrease)	3,340,053,762	53,727,263	(42,442,238)	202,644,906	122,839,640	40,336,240

Net assets
Beginning of year	739,455,244	685,727,981	1,124,586,871	921,941,965	1,996,836,738	1,956,500,498
End of year	$4,079,509,006	$739,455,244	$1,082,144,633	$1,124,586,871	$2,119,676,378	$1,996,836,738

Undistributed net investment income (loss)	$35,588	—	$172,707	$78,606	$6,853,802	$10,907,711

	Financial Services Trust		Franklin Templeton Founding Allocation Trust		Fundamental All Cap Core Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$1,261,045	$1,353,581	$28,908,735	$34,566,663	$9,388,791	$15,438,922
Net realized gain (loss)	(2,957,775)	4,110,772	(5,312,501)	(33,000,350)	103,810,862	89,515,847
Change in net unrealized appreciation (depreciation)	45,039,964	17,285,802	262,274,256	181,969,098	346,042,864	166,282,226
Increase (decrease) in net assets resulting from operations	43,343,234	22,750,155	285,870,490	183,535,411	459,242,517	271,236,995
Distributions to shareholders
From net investment income
Series I	(773,618)	(753,977)	(1,173,898)	(1,373,172)	(1,342,602)	(939,206)
Series II	(111,184)	(139,184)	(27,010,385)	(32,732,971)	(486,399)	(361,404)
Series NAV	(149,515)	(151,023)	(702,956)	(466,045)	(12,606,759)	(8,826,786)
From net realized gain
Series I	(1,280,499)	—	—	—	—	—
Series II	(261,849)	—	—	—	—	—
Series NAV	(231,094)	—	—	—	—	—
Total distributions	(2,807,759)	(1,044,184)	(28,887,239)	(34,572,188)	(14,435,760)	(10,127,396)
From portfolio share transactions	4,594,707	(16,718,508)	(115,906,025)	(110,205,227)	(130,676,232)	(122,651,591)
Total increase (decrease)	45,130,182	4,987,463	141,077,226	38,757,996	314,130,525	138,458,008

Net assets
Beginning of year	137,732,384	132,744,921	1,246,490,427	1,207,732,431	1,347,321,276	1,208,863,268
End of year	$182,862,566	$137,732,384	$1,387,567,653	$1,246,490,427	$1,661,451,801	$1,347,321,276

Undistributed net investment income (loss)	$721,178	$321,468	$21,496	—	$3,256,928	$7,930,334

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Fundamental Large Cap Value Trust		Fundamental Value Trust		Global Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$7,770,509	$7,930,463	$9,926,030	$23,174,293	$9,527,848	$12,377,917
Net realized gain (loss)	55,922,016	36,163,841	97,025,240	41,097,459	8,653,576	7,939,410
Change in net unrealized appreciation (depreciation)	114,097,805	47,697,118	346,463,827	134,712,486	157,255,767	99,727,750
Increase (decrease) in net assets resulting from operations	177,790,330	91,791,422	453,415,097	198,984,238	175,437,191	120,045,077
Distributions to shareholders
From net investment income
Series I	(2,755,700)	(770,550)	(4,307,760)	(2,964,316)	(2,457,954)	(3,274,609)
Series II	(166,942)	(151,636)	(2,810,563)	(1,919,663)	(411,728)	(564,914)
Series NAV	(5,479,111)	(5,566,825)	(12,022,333)	(9,373,206)	(6,739,470)	(8,983,571)
Total distributions	(8,401,753)	(6,489,011)	(19,140,656)	(14,257,185)	(9,609,152)	(12,823,094)
From portfolio share transaction
Portfolio share transactions	16,547,769	112,628,653	(377,066,007)	(208,407,920)	(93,422,666)	(82,482,401)
Issued in reorganization	384,293,250	—	—	—	—	—
Total from portfolio share transactions	400,841,019	112,628,653	(377,066,007)	(208,407,920)	(93,422,666)	(82,482,401)
Total increase (decrease)	570,229,596	197,931,064	57,208,434	(23,680,867)	72,405,373	24,739,582

Net assets
Beginning of year	525,475,647	327,544,583	1,521,814,971	1,545,495,838	607,592,620	582,853,038
End of year	$1,095,705,243	$525,475,647	$1,579,023,405	$1,521,814,971	$679,997,993	$607,592,620

Undistributed net investment income (loss)	$2,218,269	$2,770,887	$781,290	$9,171,762	$792,252	$979,296

	Health Sciences Trust		International Core Trust		International Equity Index Trust B
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	($1,377,418)	($848,438)	$20,028,750	$20,058,620	$17,049,745	$9,167,917
Net realized gain (loss)	41,769,086	22,031,187	58,296,858	(5,382,883)	928,715	(2,002,442)
Change in net unrealized appreciation (depreciation)	52,844,888	25,519,967	100,625,296	82,523,865	71,306,850	58,033,789
Increase (decrease) in net assets resulting from operations	93,236,556	46,702,716	178,950,904	97,199,602	89,285,310	65,199,264
Distributions to shareholders
From net investment income
Series I	—	—	(1,279,507)	(1,268,371)	(6,808,273)	(2,752,048)
Series II	—	—	(549,520)	(520,322)	(565,528)	(258,230)
Series NAV	—	—	(21,109,106)	(18,181,106)	(8,760,183)	(3,849,544)
From net realized gain
Series I	(8,022,240)	(4,372,778)	—	—	—	—
Series II	(7,168,647)	(4,590,437)	—	—	—	—
Series NAV	(5,467,768)	(2,970,143)	—	—	—	—
Total distributions	(20,658,655)	(11,933,358)	(22,938,133)	(19,969,799)	(16,133,984)	(6,859,822)
From portfolio share transaction
Portfolio share transactions	13,326,733	2,760,303	(5,688,615)	1,815,156	(9,053,830)	6,923,402
Issued in reorganization	—	—	—	—	—	290,214,339
Total from portfolio share transactions	13,326,733	2,760,303	(5,688,615)	1,815,156	(9,053,830)	297,137,741
Total increase (decrease)	85,904,634	37,529,661	150,324,156	79,044,959	64,097,496	355,477,183

Net assets
Beginning of year	184,421,603	146,891,942	718,163,322	639,118,363	628,549,952	273,072,769
End of year	$270,326,237	$184,421,603	$868,487,478	$718,163,322	$692,647,448	$628,549,952

Undistributed net investment income (loss)	($103,714)	($30,606)	$4,232,592	$5,298,731	$1,655,297	$849,015

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	International Growth Stock Trust		International Small Company Trust		International Value Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$7,859,721	$3,300,572	$1,646,712	$1,891,421	$21,586,152	$26,081,320
Net realized gain (loss)	12,658,887	(6,469,304)	832,349	2,175,055	16,960,740	(31,520,541)
Change in net unrealized appreciation (depreciation)	75,167,611	50,720,116	21,965,910	13,797,773	233,024,165	187,960,304
Increase (decrease) in net assets resulting from operations	95,686,219	47,551,384	24,444,971	17,864,249	271,571,057	182,521,083
Distributions to shareholders
From net investment income
Series I	(33,837)	(19,123)	(760,896)	(527,582)	(2,003,717)	(2,918,761)
Series II	(218,040)	(109,306)	(410,881)	(283,916)	(1,496,451)	(2,366,640)
Series NAV	(6,278,980)	(3,328,453)	(732,360)	(389,762)	(17,441,255)	(21,751,886)
From net realized gain
Series NAV	—	(307,779)	—	—	—	—
Total distributions	(6,530,857)	(3,764,661)	(1,904,137)	(1,201,260)	(20,941,423)	(27,037,287)
From portfolio share transaction
Portfolio share transactions	(17,301,657)	40,566,292	(1,843,807)	(22,129,182)	(46,337,759)	(49,927,802)
Issued in reorganization	—	193,188,474	—	—	—	—
Total from portfolio share transactions	(17,301,657)	233,754,766	(1,843,807)	(22,129,182)	(46,337,759)	(49,927,802)
Total increase (decrease)	71,853,705	277,541,489	20,697,027	(5,466,193)	204,291,875	105,555,994

Net assets
Beginning of year	504,700,388	227,158,899	96,404,057	101,870,250	1,066,509,328	960,953,334
End of year	$576,554,093	$504,700,388	$117,101,084	$96,404,057	$1,270,801,203	$1,066,509,328

Undistributed net investment income (loss)	$1,141,893	($223,976)	$188,437	$362,489	$863,042	$551,398

	Lifestyle Aggressive PS Series		Lifestyle Balanced PS Series		Lifestyle Conservative PS Series
Increase (decrease) in net assets	Year ended 12/31/13[1]		Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$3,078		$3,289,111	$1,325,681	$950,125	$600,914
Net realized gain (loss)	—		14,849,243	4,320,736	2,719,039	614,598
Change in net unrealized appreciation (depreciation)	9,084		3,706,770	5,611,111	(1,637,417)	1,817,162
Increase (decrease) in net assets resulting from operations	12,162		21,845,124	11,257,528	2,031,747	3,032,674
Distributions to shareholders
From net investment income
Series I	(922)		(4,383)	—	(2,126)	—
Series II	(1,273)		(3,279,963)	(1,328,461)	(944,830)	(606,495)
Series NAV	(935)		(1,917)	—	(2,138)	—
From net realized gain
Series I	—		(578)	—	(344)	—
Series II	—		(4,639,908)	(281,848)	(769,146)	(4,891)
Series NAV	—		(246)	—	(338)	—
From tax return of capital
Series I	(1,054)		—	—	—	—
Series II	(1,088)		—	—	—	—
Series NAV	(1,054)		—	—	—	—
Total distributions	(6,326)		(7,926,995)	(1,610,309)	(1,718,922)	(611,386)
From portfolio share transactions	329,375		29,546,962	89,552,864	(8,543,898)	26,727,650
Total increase (decrease)	335,211		43,465,091	99,200,083	(8,231,073)	29,148,938

Net assets
Beginning of year	—		169,912,335	70,712,252	58,540,816	29,391,878
End of year	$335,211		$213,377,426	$169,912,335	$50,309,743	$58,540,816

Undistributed net investment income (loss)	—		$2,815	—	$1,057	—

1	Period from 11-1-13 (inception date) to 12-31-13.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Growth PS Series		Lifestyle Moderate PS Series		Mid Cap Index Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$3,293,978	$1,038,449	$1,539,244	$744,688	$7,229,790	$6,227,565
Net realized gain (loss)	20,985,879	6,569,089	6,881,573	1,644,325	49,499,202	90,000,464
Change in net unrealized appreciation (depreciation)	11,065,250	6,965,543	(74,213)	2,736,857	144,778,176	53,915,786
Increase (decrease) in net assets resulting from operations	35,345,107	14,573,081	8,346,604	5,125,870	201,507,168	150,143,815
Distributions to shareholders
From net investment income
Series I	(51,055)	—	(3,605)	—	(6,466,313)	(6,455,363)
Series II	(3,239,934)	(1,041,121)	(1,532,125)	(744,685)	(677,355)	(929,029)
Series NAV	(1,385)	—	(1,929)	—	(857,578)	(960,376)
From net realized gain
Series I	(5,557)	—	(526)	—	(32,012,045)	(44,439,302)
Series II	(6,600,645)	(478,111)	(1,817,009)	(84,968)	(4,121,104)	(7,621,733)
Series NAV	(146)	—	(274)	—	(4,072,412)	(10,021,655)
Total distributions	(9,898,722)	(1,519,232)	(3,355,468)	(829,653)	(48,206,807)	(70,427,458)
From portfolio share transactions	100,855,879	67,651,097	3,208,258	43,959,910	87,658,904	(608,455,653)
Total increase (decrease)	126,302,264	80,704,946	8,199,394	48,256,127	240,959,265	(528,739,296)

Net assets
Beginning of year	174,543,658	93,838,712	84,296,035	36,039,908	586,200,187	1,114,939,483
End of year	$300,845,922	$174,543,658	$92,495,429	$84,296,035	$827,159,452	$586,200,187

Undistributed net investment income (loss)	$1,597	—	$1,556	—	$1,769,613	$2,448,746

	Mid Cap Stock Trust		Mid Value Trust		Mutual Shares Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	($2,246,616)	$131,235	$5,789,253	$9,186,183	$11,144,388	$10,945,677
Net realized gain (loss)	165,057,038	55,253,039	87,384,849	61,917,550	57,560,992	41,574,358
Change in net unrealized appreciation (depreciation)	97,580,805	93,551,389	140,286,416	62,836,103	96,988,727	29,598,436
Increase (decrease) in net assets resulting from operations	260,391,227	148,935,663	233,460,518	133,939,836	165,694,107	82,118,471
Distributions to shareholders
From net investment income
Series I	(68,981)	—	(3,370,036)	(2,393,951)	(2,917,885)	(2,851,933)
Series II	—	—	(681,206)	(522,256)	—	—
Series NAV	(373,789)	—	(5,335,502)	(3,402,701)	(6,470,156)	(6,124,089)
From net realized gain
Series I	(3,448,177)	—	(22,085,731)	(21,983,801)	—	—
Series II	(2,072,540)	—	(5,509,793)	(6,266,255)	—	—
Series NAV	(10,204,918)	—	(33,270,878)	(29,518,271)	—	—
Total distributions	(16,168,405)	—	(70,253,146)	(64,087,235)	(9,388,041)	(8,976,022)
From portfolio share transactions	(43,783,111)	(100,754,788)	50,661,107	(42,992,434)	(91,372,675)	(48,046,794)
Total increase (decrease)	200,439,711	48,180,875	213,868,479	26,860,167	64,933,391	25,095,655

Net assets
Beginning of year	742,120,809	693,939,934	750,576,936	723,716,769	629,169,143	604,073,488
End of year	$942,560,520	$742,120,809	$964,445,415	$750,576,936	$694,102,534	$629,169,143

Undistributed net investment income (loss)	($1,043,232)	$442,683	$1,936,917	$5,434,340	$11,140,346	$11,258,382

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Natural Resources Trust		Real Estate Securities Trust		Science & Technology Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$662,655	$941,115	$8,142,659	$6,486,932	($639,514)	($686,504)
Net realized gain (loss)	1,008,303	(26,426,248)	43,016,065	61,436,551	47,272,485	15,860,096
Change in net unrealized appreciation (depreciation)	2,976,766	26,103,427	(50,323,523)	(4,151,447)	89,366,495	20,619,094
Increase (decrease) in net assets resulting from operations	4,647,724	618,294	835,201	63,772,036	135,999,466	35,792,686
Distributions to shareholders
From net investment income
Series I	(60,693)	(96,855)	(1,670,203)	(1,648,424)	—	—
Series II	(305,334)	(631,222)	(1,045,366)	(1,139,278)	—	—
Series NAV	(420,517)	(601,445)	(4,680,127)	(4,080,356)	—	—
Total distributions	(786,544)	(1,329,522)	(7,395,696)	(6,868,058)	—	—
From portfolio share transactions	(26,418,258)	(26,780,399)	(25,905,062)	(44,440,512)	(27,693,121)	(55,191,934)
Total increase (decrease)	(22,557,078)	(27,491,627)	(32,465,557)	12,463,466	108,306,345	(19,399,248)

Net assets
Beginning of year	179,057,594	206,549,221	397,987,691	385,524,225	334,731,458	354,130,706
End of year	$156,500,516	$179,057,594	$365,522,134	$397,987,691	$443,037,803	$334,731,458

Undistributed net investment income (loss)	$61,458	$183,332	$2,767,326	$2,236,481	($174,097)	($5,142)

	Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	($3,188,069)	($1,137,636)	$3,928,834	$6,942,375	$46,117	$899,000
Net realized gain (loss)	84,588,073	23,155,015	27,572,594	172,329,213	19,682,365	15,170,487
Change in net unrealized appreciation (depreciation)	85,784,709	39,134,447	94,774,868	(101,810,501)	42,445,673	8,418,627
Increase (decrease) in net assets resulting from operations	167,184,713	61,151,826	126,276,296	77,461,087	62,174,155	24,488,114
Distributions to shareholders
From net investment income
Series I	—	—	(4,101,050)	(4,099,696)	(224,469)	—
Series II	—	—	(744,589)	(1,066,876)	(157,212)	—
Series NAV	—	—	(1,008,513)	(1,014,947)	(697,929)	—
From net realized gain
Series I	(4,946,873)	(11,710,241)	(19,772,228)	(34,397,732)	—	—
Series II	(1,776,127)	(4,524,753)	(4,170,715)	(10,313,825)	—	—
Series NAV	(14,110,960)	(36,419,355)	(4,585,841)	(10,702,684)	—	—
Total distributions	(20,833,960)	(52,654,349)	(34,382,936)	(61,595,760)	(1,079,610)	—
From portfolio share transaction
Portfolio share transactions	28,600,285	1,565,408	47,051,971	(381,456,481)	(18,408,584)	(24,070,530)
Issued in reorganization	—	—	—	—	116,981,069	—
Total from portfolio share transactions	28,600,285	1,565,408	47,051,971	(381,456,481)	98,572,485	(24,070,530)
Total increase (decrease)	174,951,038	10,062,885	138,945,331	(365,591,154)	159,667,030	417,584

Net assets
Beginning of year	391,823,353	381,760,468	318,415,765	684,006,919	154,373,565	153,955,981
End of year	$566,774,391	$391,823,353	$457,361,096	$318,415,765	$314,040,595	$154,373,565

Undistributed net investment income (loss)	($1)	($977)	$1,225,922	$2,978,605	$42,126	$1,008,046

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Small Cap Value Trust		Small Company Growth Trust		Small Company Value Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$1,732,159	$7,187,867	($235,917)	$246,646	$1,258,940	$5,227,871
Net realized gain (loss)	84,769,506	39,704,707	10,885,673	9,345,788	29,301,854	9,455,239
Change in net unrealized appreciation (depreciation)	118,360,874	42,323,731	29,932,221	8,482,705	78,061,106	41,768,339
Increase (decrease) in net assets resulting from operations	204,862,539	89,216,305	40,581,977	18,075,139	108,621,900	56,451,449
Distributions to shareholders
From net investment income
Series I	(1,850,584)	(2,259,071)	—	—	(1,370,552)	(198,333)
Series II	(175,737)	(263,971)	—	—	(1,167,158)	(90,786)
Series NAV	(2,026,277)	(2,819,182)	(260,693)	—	(4,014,107)	(540,760)
From net realized gain
Series I	(18,300,253)	(12,048,671)	—	—	—	—
Series II	(2,446,007)	(2,021,984)	—	—	—	—
Series NAV	(18,470,811)	(14,535,132)	—	—	—	—
Total distributions	(43,269,669)	(33,948,011)	(260,693)	—	(6,551,817)	(829,879)
From portfolio share transactions	10,358,729	(13,094,251)	11,656,928	(13,051,719)	(48,154,314)	(54,361,912)
Total increase (decrease)	171,951,599	42,174,043	51,978,212	5,023,420	53,915,769	1,259,658

Net assets
Beginning of year	623,104,141	580,930,098	105,985,047	100,961,627	367,257,683	365,998,025
End of year	$795,055,740	$623,104,141	$157,963,259	$105,985,047	$421,173,452	$367,257,683

Undistributed net investment income (loss)	$800,803	$3,124,481	—	$254,963	($565,167)	$4,125,991

	Strategic Equity Allocation Trust		Total Stock Market Index Trust		U.S. Equity Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12[1]	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$154,051,136	$113,798,598	$6,668,871	$6,558,114	$14,067,764	$14,741,734
Net realized gain (loss)	290,115,942	8,789,048	8,721,834	7,584,332	115,321,081	92,224,580
Change in net unrealized appreciation (depreciation)	1,794,985,111	401,491,552	122,315,137	41,983,405	110,415,175	(7,400,511)
Increase (decrease) in net assets resulting from operations	2,239,152,189	524,079,198	137,705,842	56,125,851	239,804,020	99,565,803
Distributions to shareholders
From net investment income
Series I	—	—	(5,459,112)	(4,463,502)	(2,225,647)	(1,875,488)
Series II	—	—	(502,354)	(537,784)	(121,206)	(110,117)
Series NAV	(159,280,126)	(79,763,029)	(1,160,558)	(1,137,950)	(13,006,344)	(11,722,510)
From net realized gain
Series I	—	—	(5,347,278)	(755,084)	—	—
Series II	—	—	(570,518)	(105,741)	—	—
Series NAV	(20,666,505)	—	(1,103,111)	(188,091)	—	—
Total distributions	(179,946,631)	(79,763,029)	(14,142,931)	(7,188,152)	(15,353,197)	(13,708,115)
From portfolio share transaction
Portfolio share transactions	1,099,908,125	(332,432,512)	30,424,105	(11,153,414)	(191,061,058)	(92,819,856)
Issued in contributions-in-kind	—	7,891,195,639	—	—	—	—
Issued in reorganization	—	—	—	—	—	163,074,571
Total from portfolio share transactions	1,099,908,125	7,558,763,127	30,424,105	(11,153,414)	(191,061,058)	70,254,715
Total increase (decrease)	3,159,113,683	8,003,079,296	153,987,016	37,784,285	33,389,765	156,112,403

Net assets
Beginning of year	8,003,079,296	—	401,354,163	363,569,878	928,234,166	772,121,763
End of year	$11,162,192,979	$8,003,079,296	$555,341,179	$401,354,163	$961,623,931	$928,234,166

Undistributed net investment income (loss)	$28,506,634	$33,597,135	$1,884,984	$2,466,441	$2,759,451	$3,958,942

1	Period from 4-16-12 (inception date) to 12-31-12.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Utilities Trust		Value Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$12,606,206	$6,092,617	$3,378,335	$4,417,175
Net realized gain (loss)	30,115,075	19,349,930	66,485,342	29,467,579
Change in net unrealized appreciation (depreciation)	15,802,342	(648,144)	90,707,216	18,302,260
Increase (decrease) in net assets resulting from operations	58,523,623	24,794,403	160,570,893	52,187,014
Distributions to shareholders
From net investment income
Series I	(8,227,169)	(5,089,660)	(3,894,141)	(3,338,198)
Series II	(445,803)	(916,331)	(208,964)	(192,362)
Series NAV	(617,566)	(958,636)	(247,827)	(236,374)
Total distributions	(9,290,538)	(6,964,627)	(4,350,932)	(3,766,934)
From portfolio share transactions	229,875,726	(18,646,340)	(27,118,243)	169,513,165
Total increase (decrease)	279,108,811	(816,564)	129,101,718	217,933,245

Net assets
Beginning of year	193,801,082	194,617,646	462,816,435	244,883,190
End of year	$472,909,893	$193,801,082	$591,918,153	$462,816,435

Undistributed net investment income (loss)	$3,462,984	$1,767,180	$662,697	$1,566,787

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
500 Index Trust B
SERIES I
12-31-2013	18.01	0.37	5.38	5.75	(0.38)	(0.04)	—	(0.42)	23.34	32.03		0.53		0.30		1.75		1,581		4
12-31-2012[3]	17.88	0.08	0.15	0.23	(0.10)	—	—	(0.10)	18.01	1.32	[4]	0.53	[5]	0.30	[5]	2.94	[5]	1,142		4	[6]
SERIES II
12-31-2013	18.03	0.32	5.39	5.71	(0.34)	(0.04)	—	(0.38)	23.36	31.76		0.73		0.50		1.55		52		4
12-31-2012[3]	17.88	0.08	0.14	0.22	(0.07)	—	—	(0.07)	18.03	1.27	[4]	0.73	[5]	0.50	[5]	2.74	[5]	47		4	[6]
SERIES NAV
12-31-2013	18.01	0.38	5.37	5.75	(0.39)	(0.04)	—	(0.43)	23.33	32.03		0.48		0.25		1.80		1,397		4
12-31-2012	15.71	0.36	2.12	2.48	(0.18)	—	—	(0.18)	18.01	15.80		0.49		0.25		2.07		1,121		4	[6]
12-31-2011	15.71	0.30	(0.01)	0.29	(0.29)	—	—	(0.29)	15.71	1.87		0.49		0.25		1.86		845		4
12-31-2010	13.91	0.25	1.81	2.06	(0.26)	—	—	(0.26)	15.71	14.86		0.49		0.25		1.77		886		10
12-31-2009	11.24	0.25	2.69	2.94	(0.27)	—	—	(0.27)	13.91	26.35		0.49		0.25		2.15		816		8
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity.

All Cap Core Trust
SERIES I
12-31-2013	18.95	0.23	6.26	6.49	(0.29)	—	—	(0.29)	25.15	34.33		0.87		0.86		1.02		86		180
12-31-2012	16.44	0.26	2.46	2.72	(0.21)	—	—	(0.21)	18.95	16.57		0.86		0.86		1.46		73		242
12-31-2011	16.55	0.17	(0.11)	0.06	(0.17)	—	—	(0.17)	16.44	0.41		0.86		0.86		0.99		71		231
12-31-2010	14.79	0.17	1.75	1.92	(0.16)	—	—	(0.16)	16.55	13.04		0.86		0.86		1.03		83		219
12-31-2009	11.69	0.17	3.14	3.31	(0.21)	—	—	(0.21)	14.79	28.46		0.87		0.87		1.39		87		171
SERIES II
12-31-2013	18.92	0.18	6.25	6.43	(0.25)	—	—	(0.25)	25.10	34.04		1.07		1.06		0.82		9		180
12-31-2012	16.41	0.23	2.45	2.68	(0.17)	—	—	(0.17)	18.92	16.38		1.06		1.06		1.26		8		242
12-31-2011	16.53	0.13	(0.11)	0.02	(0.14)	—	—	(0.14)	16.41	0.14		1.06		1.06		0.79		8		231
12-31-2010	14.77	0.13	1.76	1.89	(0.13)	—	—	(0.13)	16.53	12.81		1.06		1.06		0.83		9		219
12-31-2009	11.67	0.15	3.13	3.28	(0.18)	—	—	(0.18)	14.77	28.26		1.07		1.07		1.19		9		171
SERIES NAV
12-31-2013	18.95	0.24	6.28	6.52	(0.31)	—	—	(0.31)	25.16	34.44		0.82		0.81		1.06		284		180
12-31-2012	16.44	0.27	2.46	2.73	(0.22)	—	—	(0.22)	18.95	16.62		0.81		0.81		1.51		274		242
12-31-2011	16.56	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	16.44	0.40		0.81		0.81		1.04		272		231
12-31-2010	14.80	0.16	1.77	1.93	(0.17)	—	—	(0.17)	16.56	13.09		0.81		0.81		1.08		286		219
12-31-2009	11.69	0.18	3.15	3.33	(0.22)	—	—	(0.22)	14.80	28.62		0.82		0.82		1.47		265		171
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Alpha Opportunities Trust
SERIES I
12-31-2013	13.36	0.08	4.56	4.64	(0.12)	(1.67)	—	(1.79)	16.21	35.55		1.07		1.05		0.49		1		121
12-31-2012	11.92	0.09	2.39	2.48	(0.07)	(0.97)	—	(1.04)	13.36	21.33		1.06		1.06		0.71		1		141
12-31-2011	15.35	0.05	(1.34)	(1.29)	(0.03)	(2.11)	—	(2.14)	11.92	(8.14)		1.07		1.07		0.32		—	[3]	157
12-31-2010	15.14	0.03	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.92		1.07		1.07		0.20		—	[3]	185
12-31-2009[4]	12.57	0.03	2.57	2.60	(0.03)	—	—	(0.03)	15.14	20.68	[5]	1.13	[6]	1.13	[6]	0.34	[6]	—	[3]	222
SERIES NAV
12-31-2013	13.37	0.08	4.57	4.65	(0.13)	(1.67)	—	(1.80)	16.22	35.58		1.02		1.00		0.55		915		121
12-31-2012	11.93	0.10	2.39	2.49	(0.08)	(0.97)	—	(1.05)	13.37	21.38		1.01		1.01		0.73		888		141
12-31-2011	15.35	0.05	(1.33)	(1.28)	(0.03)	(2.11)	—	(2.14)	11.93	(8.02)		1.02		1.02		0.34		875		157
12-31-2010	15.14	0.03	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.98		1.02		1.02		0.22		924		185
12-31-2009	10.89	0.05	4.25	4.30	(0.05)	—	—	(0.05)	15.14	39.49		1.08		1.08		0.41		624		222
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $500,000. 4. The inception date for Series I shares is 6-2-09. 5. Not annualized. 6. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2013	12.47	0.15	[3]	2.76	2.91	(0.16)	—	—	(0.16)	15.22	23.30	0.62	[4]	0.62	[4]	1.08	[3]	221		2
12-31-2012	10.94	0.18	[3]	1.54	1.72	(0.19)	—	—	(0.19)	12.47	15.76	0.62	[4]	0.62	[4]	1.50	[3]	192		2
12-31-2011	11.01	0.16	[3]	(0.06)	0.10	(0.17)	—	—	(0.17)	10.94	0.91	0.62	[4]	0.62	[4]	1.42	[3]	187		2
12-31-2010	9.98	0.16	[3]	1.04	1.20	(0.17)	— [5]	—	(0.17)	11.01	12.06	0.62	[4]	0.62	[4]	1.53	[3]	216		3
12-31-2009	8.44	0.28	[3]	1.67	1.95	(0.19)	(0.22)	—	(0.41)	9.98	23.61	0.63	[4]	0.63	[4]	3.05	[3]	221		5
SERIES II
12-31-2013	12.47	0.13	[3]	2.75	2.88	(0.13)	—	—	(0.13)	15.22	23.13	0.77	[4]	0.77	[4]	0.90	[3]	1,430		2
12-31-2012	10.95	0.16	[3]	1.54	1.70	(0.18)	—	—	(0.18)	12.47	15.49	0.77	[4]	0.77	[4]	1.36	[3]	1,305		2
12-31-2011	11.01	0.14	[3]	(0.05)	0.09	(0.15)	—	—	(0.15)	10.95	0.86	0.77	[4]	0.77	[4]	1.29	[3]	1,274		2
12-31-2010	9.98	0.14	[3]	1.04	1.18	(0.15)	— [5]	—	(0.15)	11.01	11.90	0.77	[4]	0.77	[4]	1.42	[3]	1,420		3
12-31-2009	8.45	0.18	[3]	1.74	1.92	(0.17)	(0.22)	—	(0.39)	9.98	23.27	0.78	[4]	0.78	[4]	2.00	[3]	1,373		5
SERIES III
12-31-2013	12.46	0.20	[3]	2.76	2.96	(0.20)	—	—	(0.20)	15.22	23.79	0.27	[4]	0.27	[4]	1.40	[3]	173		2
12-31-2012	10.93	0.23	[3]	1.54	1.77	(0.24)	—	—	(0.24)	12.46	16.16	0.27	[4]	0.27	[4]	1.87	[3]	156		2
12-31-2011	11.00	0.21	[3]	(0.07)	0.14	(0.21)	—	—	(0.21)	10.93	1.27	0.27	[4]	0.27	[4]	1.84	[3]	146		2
12-31-2010	9.96	0.20	[3]	1.04	1.24	(0.20)	— [5]	—	(0.20)	11.00	12.54	0.27	[4]	0.27	[4]	1.96	[3]	153		3
12-31-2009	8.44	0.27	[3]	1.69	1.96	(0.22)	(0.22)	—	(0.44)	9.96	23.82	0.28	[4]	0.28	[4]	2.99	[3]	143		5
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.79%, 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, and 0.29% – 0.82% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-13, 12-31-12, 12-31-11, 12-31-10, and 12-31-09, respectively. 5. Less than $0.005 per share.

American Global Growth Trust
SERIES I
12-31-2013	12.29	0.16	[3]	3.36	3.52	(0.13)	—	—	(0.13)	15.68	28.63	0.64	[4]	0.63	[4]	1.17	[3]	5		2	[5]
12-31-2012	10.11	0.07	[3]	2.17	2.24	(0.06)	—	—	(0.06)	12.29	22.13	0.64	[4]	0.64	[4]	0.59	[3]	2		5
12-31-2011	11.25	0.21	[3]	(1.25)	(1.04)	(0.10)	—	—	(0.10)	10.11	(9.24)	0.64	[4]	0.64	[4]	2.01	[3]	2		7
12-31-2010[6]	11.27	0.05	[3]	0.04	0.09	(0.11)	—	—	(0.11)	11.25	0.81 [7]	0.61	[4,8]	0.61	[4,8]	4.18	[3,8]	—	[9]	8
SERIES II
12-31-2013	12.27	0.11	[3]	3.38	3.49	(0.11)	—	—	(0.11)	15.65	28.43	0.79	[4]	0.78	[4]	0.77	[3]	233		2	[5]
12-31-2012	10.09	0.04	[3]	2.18	2.22	(0.04)	—	—	(0.04)	12.27	22.00	0.79	[4]	0.79	[4]	0.33	[3]	165		5
12-31-2011	11.23	0.08	[3]	(1.14)	(1.06)	(0.08)	—	—	(0.08)	10.09	(9.40)	0.79	[4]	0.79	[4]	0.73	[3]	158		7
12-31-2010	10.19	0.09	[3]	1.05	1.14	(0.10)	—	—	(0.10)	11.23	11.17	0.79	[4]	0.78	[4]	0.91	[3]	199		8
12-31-2009	7.76	0.08	[3]	2.94	3.02	(0.08)	(0.51)	—	(0.59)	10.19	41.42	0.80	[4]	0.78	[4]	0.88	[3]	196		11
SERIES III
12-31-2013	12.25	0.24	[3]	3.33	3.57	(0.18)	—	—	(0.18)	15.64	29.12	0.29	[4]	0.28	[4]	1.68	[3]	40		2	[5]
12-31-2012	10.08	0.10	[3]	2.17	2.27	(0.10)	—	—	(0.10)	12.25	22.49	0.29	[4]	0.29	[4]	0.84	[3]	4		5
12-31-2011	11.22	0.15	[3]	(1.15)	(1.00)	(0.14)	—	—	(0.14)	10.08	(8.92)	0.29	[4]	0.29	[4]	1.37	[3]	3		7
12-31-2010	10.17	0.16	[3]	1.04	1.20	(0.15)	—	—	(0.15)	11.22	11.80	0.29	[4]	0.28	[4]	1.60	[3]	3		8
12-31-2009	7.74	0.20	[3]	2.87	3.07	(0.13)	(0.51)	—	(0.64)	10.17	42.22	0.30	[4]	0.28	[4]	2.17	[3]	2		11
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.79%, 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80% and 0.29% – 0.82%, based on the mix of underlying funds held by the portfolio for the periods ended 12-31-13, 12-31-12, 12-31-11, 12-31-10 and 12-31-09, respectively. 5. Excludes merger activity. 6. The inception date for Series I shares is 11-5-10. 7. Not annualized. 8. Annualized. 9. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth Trust
SERIES I
12-31-2013	17.40	0.11	[3]	5.04	5.15	(0.11)	—	—	(0.11)	22.44	29.60	0.62	[4]	0.62	[4]	0.57	[3]	110	2
12-31-2012	14.87	0.07	[3]	2.53	2.60	(0.07)	—	—	(0.07)	17.40	17.49	0.62	[4]	0.62	[4]	0.40	[3]	91	4
12-31-2011	15.63	0.04	[3]	(0.76)	(0.72)	(0.04)	—	—	(0.04)	14.87	(4.63)	0.62	[4]	0.62	[4]	0.24	[3]	94	6
12-31-2010	13.26	0.05	[3]	2.37	2.42	(0.05)	—	—	(0.05)	15.63	18.24	0.62	[4]	0.62	[4]	0.36	[3]	109	5
12-31-2009	11.61	0.03	[3]	3.81	3.84	(0.03)	(2.16)	—	(2.19)	13.26	38.88	0.63	[4]	0.63	[4]	0.24	[3]	93	8
SERIES II
12-31-2013	17.34	0.07	[3]	5.04	5.11	(0.08)	—	—	(0.08)	22.37	29.48	0.77	[4]	0.77	[4]	0.36	[3]	919	2
12-31-2012	14.83	0.04	[3]	2.52	2.56	(0.05)	—	—	(0.05)	17.34	17.23	0.77	[4]	0.77	[4]	0.24	[3]	902	4
12-31-2011	15.59	0.01	[3]	(0.76)	(0.75)	(0.01)	—	—	(0.01)	14.83	(4.79)	0.77	[4]	0.77	[4]	0.08	[3]	930	6
12-31-2010	13.22	0.02	[3]	2.38	2.40	(0.03)	—	—	(0.03)	15.59	18.14	0.77	[4]	0.77	[4]	0.16	[3]	1,138	5
12-31-2009	11.58	0.01	[3]	3.80	3.81	(0.01)	(2.16)	—	(2.17)	13.22	38.68	0.78	[4]	0.78	[4]	0.08	[3]	1,148	8
SERIES III
12-31-2013	17.33	0.17	[3]	5.04	5.21	(0.18)	—	—	(0.18)	22.36	30.07	0.27	[4]	0.27	[4]	0.88	[3]	116	2
12-31-2012	14.81	0.13	[3]	2.52	2.65	(0.13)	—	—	(0.13)	17.33	17.89	0.27	[4]	0.27	[4]	0.78	[3]	106	4
12-31-2011	15.57	0.10	[3]	(0.77)	(0.67)	(0.09)	—	—	(0.09)	14.81	(4.29)	0.27	[4]	0.27	[4]	0.65	[3]	98	6
12-31-2010	13.20	0.11	[3]	2.36	2.47	(0.10)	—	—	(0.10)	15.57	18.69	0.27	[4]	0.27	[4]	0.78	[3]	89	5
12-31-2009	11.57	0.11	[3]	3.76	3.87	(0.08)	(2.16)	—	(2.24)	13.20	39.32	0.28	[4]	0.28	[4]	0.89	[3]	62	8
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.79%, 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, and 0.29% – 0.82%, based on the mix of underlying funds held by the portfolio for the periods ended 12-31-13, 12-31-12, 12-31-11, 12-31-10 and 12-31-09, respectively.

American Growth-Income Trust
SERIES I
12-31-2013	16.66	0.18	[3]	5.32	5.50	(0.20)	—	—	(0.20)	21.96	33.01	0.62	[4]	0.61	[4]	0.96	[3]	270	2
12-31-2012	14.40	0.22	[3]	2.25	2.47	(0.21)	—	—	(0.21)	16.66	17.15	0.62	[4]	0.62	[4]	1.39	[3]	232	18	[5]
12-31-2011	14.90	0.16	[3]	(0.48)	(0.32)	(0.18)	—	—	(0.18)	14.40	(2.16)	0.62	[4]	0.62	[4]	1.10	[3]	197	5
12-31-2010	13.55	0.14	[3]	1.37	1.51	(0.16)	—	—	(0.16)	14.90	11.13	0.62	[4]	0.62	[4]	1.04	[3]	240	6
12-31-2009	11.53	0.23	[3]	3.02	3.25	(0.15)	(1.08)	—	(1.23)	13.55	30.79	0.63	[4]	0.63	[4]	1.88	[3]	257	18
SERIES II
12-31-2013	16.63	0.14	[3]	5.32	5.46	(0.17)	—	—	(0.17)	21.92	32.84	0.77	[4]	0.76	[4]	0.75	[3]	831	2
12-31-2012	14.38	0.17	[3]	2.27	2.44	(0.19)	—	—	(0.19)	16.63	16.94	0.77	[4]	0.77	[4]	1.09	[3]	814	18	[5]
12-31-2011	14.88	0.15	[3]	(0.49)	(0.34)	(0.16)	—	—	(0.16)	14.38	(2.31)	0.77	[4]	0.77	[4]	0.99	[3]	778	5
12-31-2010	13.54	0.13	[3]	1.35	1.48	(0.14)	—	—	(0.14)	14.88	10.91	0.77	[4]	0.77	[4]	0.92	[3]	928	6
12-31-2009	11.52	0.12	[3]	3.11	3.23	(0.13)	(1.08)	—	(1.21)	13.54	30.67	0.78	[4]	0.78	[4]	1.04	[3]	943	18
SERIES III
12-31-2013	16.62	0.24	[3]	5.33	5.57	(0.27)	—	—	(0.27)	21.92	33.50	0.27	[4]	0.26	[4]	1.27	[3]	276	2
12-31-2012	14.37	0.57	[3]	1.94	2.51	(0.26)	—	—	(0.26)	16.62	17.51	0.27	[4]	0.27	[4]	3.53	[3]	257	18	[5]
12-31-2011	14.87	0.23	[3]	(0.50)	(0.27)	(0.23)	—	—	(0.23)	14.37	(1.81)	0.27	[4]	0.27	[4]	1.58	[3]	76	5
12-31-2010	13.52	0.21	[3]	1.35	1.56	(0.21)	—	—	(0.21)	14.87	11.51	0.27	[4]	0.27	[4]	1.51	[3]	79	6
12-31-2009	11.50	0.26	[3]	3.03	3.29	(0.19)	(1.08)	—	(1.27)	13.52	31.26	0.28	[4]	0.28	[4]	2.15	[3]	70	18
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.79%, 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80% and 0.29% – 0.82%, based on the mix of underlying funds held by the portfolio for the periods ended 12-31-13, 12-31-12, 12-31-11, 12-31-10 and 12-31-09, respectively. 5. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American International Trust
SERIES I
12-31-2013	16.01	0.17	[3]	3.22	3.39	(0.17)	—	—	(0.17)	19.23	21.20	0.63	[4]	0.62	[4]	1.00	[3]	92	3
12-31-2012	13.77	0.16	[3]	2.25	2.41	(0.17)	—	—	(0.17)	16.01	17.49	0.62	[4]	0.62	[4]	1.06	[3]	81	5
12-31-2011	16.33	0.20	[3]	(2.54)	(2.34)	(0.22)	—	—	(0.22)	13.77	(14.34)	0.62	[4]	0.62	[4]	1.29	[3]	87	9
12-31-2010	15.52	0.26	[3]	0.81	1.07	(0.26)	—	—	(0.26)	16.33	6.88	0.62	[4]	0.62	[4]	1.73	[3]	117	12
12-31-2009	14.31	0.17	[3]	4.60	4.77	(0.15)	(3.41)	—	(3.56)	15.52	42.59	0.63	[4]	0.63	[4]	1.19	[3]	101	10
SERIES II
12-31-2013	16.00	0.13	[3]	3.23	3.36	(0.15)	—	—	(0.15)	19.21	20.98	0.78	[4]	0.77	[4]	0.76	[3]	557	3
12-31-2012	13.77	0.13	[3]	2.25	2.38	(0.15)	—	—	(0.15)	16.00	17.26	0.77	[4]	0.77	[4]	0.90	[3]	563	5
12-31-2011	16.31	0.19	[3]	(2.54)	(2.35)	(0.19)	—	—	(0.19)	13.77	(14.38)	0.77	[4]	0.77	[4]	1.22	[3]	576	9
12-31-2010	15.51	0.22	[3]	0.81	1.03	(0.23)	—	—	(0.23)	16.31	6.68	0.77	[4]	0.77	[4]	1.43	[3]	726	12
12-31-2009	14.30	0.13	[3]	4.62	4.75	(0.13)	(3.41)	—	(3.54)	15.51	42.41	0.78	[4]	0.78	[4]	0.91	[3]	760	10
SERIES III
12-31-2013	15.96	0.23	[3]	3.21	3.44	(0.23)	—	—	(0.23)	19.17	21.58	0.28	[4]	0.27	[4]	1.31	[3]	55	3
12-31-2012	13.72	0.22	[3]	2.24	2.46	(0.22)	—	—	(0.22)	15.96	17.94	0.27	[4]	0.27	[4]	1.49	[3]	51	5
12-31-2011	16.28	0.34	[3]	(2.63)	(2.29)	(0.27)	—	—	(0.27)	13.72	(14.05)	0.27	[4]	0.27	[4]	2.18	[3]	45	9
12-31-2010	15.47	0.40	[3]	0.72	1.12	(0.31)	—	—	(0.31)	16.28	7.25	0.27	[4]	0.27	[4]	2.64	[3]	33	12
12-31-2009	14.27	0.64	[3]	4.18	4.82	(0.21)	(3.41)	—	(3.62)	15.47	43.14	0.28	[4]	0.28	[4]	4.36	[3]	10	10
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.79%, 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80% and 0.29% – 0.82%, based on the mix of underlying funds held by the portfolio for the periods ended 12-31-13, 12-31-12, 12-31-11, 12-31-10 and 12-31-09, respectively.

American New World Trust
SERIES I
12-31-2013	13.55	0.16	[3]	1.31	1.47	(0.13)	—	—	(0.13)	14.89	10.89	0.67	[4]	0.67	[4]	1.16	[3]	15	11
12-31-2012	11.61	0.08	[3]	1.94	2.02	(0.08)	—	—	(0.08)	13.55	17.37	0.68	[4]	0.68	[4]	0.60	[3]	10	7
12-31-2011	13.75	0.20	[3]	(2.17)	(1.97)	(0.17)	—	—	(0.17)	11.61	(14.33)	0.66	[4]	0.66	[4]	1.57	[3]	9	14
12-31-2010	11.84	0.28	[3]	1.78	2.06	(0.15)	—	—	(0.15)	13.75	17.42	0.66	[4]	0.65	[4]	2.26	[3]	8	26
12-31-2009[5]	8.94	0.24	[3]	2.78	3.02	(0.12)	—	—	(0.12)	11.84	33.73 [6]	0.66	[4,7]	0.63	[4,7]	3.27	[3,7]	2	22
SERIES II
12-31-2013	13.54	0.10	[3]	1.35	1.45	(0.11)	—	—	(0.11)	14.88	10.74	0.82	[4]	0.82	[4]	0.75	[3]	64	11
12-31-2012	11.61	0.05	[3]	1.94	1.99	(0.06)	—	—	(0.06)	13.54	17.12	0.83	[4]	0.83	[4]	0.43	[3]	68	7
12-31-2011	13.74	0.14	[3]	(2.12)	(1.98)	(0.15)	—	—	(0.15)	11.61	(14.41)	0.81	[4]	0.81	[4]	1.04	[3]	66	14
12-31-2010	11.84	0.14	[3]	1.89	2.03	(0.13)	—	—	(0.13)	13.74	17.18	0.81	[4]	0.80	[4]	1.12	[3]	95	26
12-31-2009	8.15	0.12	[3]	3.80	3.92	(0.10)	(0.13)	—	(0.23)	11.84	48.82	0.84	[4]	0.78	[4]	1.17	[3]	77	22
SERIES III
12-31-2013	13.51	0.16	[3]	1.37	1.53	(0.18)	—	—	(0.18)	14.86	11.36	0.32	[4]	0.32	[4]	1.12	[3]	2	11
12-31-2012	11.58	0.11	[3]	1.94	2.05	(0.12)	—	—	(0.12)	13.51	17.71	0.33	[4]	0.33	[4]	0.85	[3]	3	7
12-31-2011	13.72	0.22	[3]	(2.14)	(1.92)	(0.22)	—	—	(0.22)	11.58	(14.02)	0.31	[4]	0.31	[4]	1.70	[3]	3	14
12-31-2010	11.81	0.22	[3]	1.89	2.11	(0.20)	—	—	(0.20)	13.72	17.84	0.31	[4]	0.30	[4]	1.76	[3]	3	26
12-31-2009	8.13	0.24	[3]	3.73	3.97	(0.16)	(0.13)	—	(0.29)	11.81	49.55	0.34	[4]	0.28	[4]	2.31	[3]	2	22
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.79%, 0.28% – 0.78%, 0.29% – 0.80%, 0.29% – 0.80%, and 0.29% – 0.82%, based on the mix of underlying funds held by the portfolio for the periods ended 12-31-13, 12-31-12, 12-31-11, 12-31-10 and 12-31-09, respectively. 5. The inception date for Series I shares is 5-6-09. 6. Not annualized. 7. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
SERIES I
12-31-2013	24.29	(0.01)	10.03		10.02	(0.08)	—	—	(0.08)	34.23	41.27	0.87	0.83	(0.04)	337	27
12-31-2012	20.54	0.05	3.72		3.77	(0.02)	—	—	(0.02)	24.29	18.36	0.86	0.83	0.22	274	22
12-31-2011	20.25	0.02	0.27		0.29	— [3]	—	—	— [3]	20.54	1.44	0.86	0.83	0.12	277	33
12-31-2010	17.45	— [3]	2.82		2.82	(0.02)	—	—	(0.02)	20.25	16.15	0.87	0.84	(0.01)	328	44
12-31-2009	12.23	0.02	5.22		5.24	(0.02)	—	—	(0.02)	17.45	42.89	0.89	0.86	0.11	335	47
SERIES II
12-31-2013	24.10	(0.07)	9.94		9.87	(0.03)	—	—	(0.03)	33.94	40.97	1.07	1.03	(0.24)	149	27
12-31-2012	20.40	— [3]	3.70		3.70	—	—	—	—	24.10	18.14	1.06	1.03	0.02	123	22
12-31-2011	20.15	(0.02)	0.27		0.25	—	—	—	—	20.40	1.24	1.06	1.03	(0.08)	122	33
12-31-2010	17.39	(0.04)	2.81		2.77	(0.01)	—	—	(0.01)	20.15	15.94	1.07	1.04	(0.21)	137	44
12-31-2009	12.21	(0.01)	5.20		5.19	(0.01)	—	—	(0.01)	17.39	42.56	1.09	1.06	(0.09)	131	47
SERIES NAV
12-31-2013	24.26	— [3]	10.03		10.03	(0.09)	—	—	(0.09)	34.20	41.37	0.82	0.78	0.01	1,471	27
12-31-2012	20.51	0.07	3.71		3.78	(0.03)	—	—	(0.03)	24.26	18.44	0.81	0.78	0.28	1,346	22
12-31-2011	20.22	0.04	0.25		0.29	— [3]	—	—	— [3]	20.51	1.45	0.81	0.78	0.17	1,286	33
12-31-2010	17.41	0.01	2.82		2.83	(0.02)	—	—	(0.02)	20.22	16.25	0.82	0.79	0.05	1,361	44
12-31-2009	12.20	0.03	5.21		5.24	(0.03)	—	—	(0.03)	17.41	42.97	0.84	0.81	0.18	1,135	47
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Capital Appreciation Trust
SERIES I
12-31-2013	11.51	0.01	4.29		4.30	(0.03)	—	—	(0.03)	15.78	37.41	0.79	0.79	0.04	205	38
12-31-2012	9.94	0.03	1.56		1.59	(0.02)	—	—	(0.02)	11.51	15.98	0.79	0.78	0.27	175	45
12-31-2011	9.94	0.01	—	[3]	0.01	(0.01)	—	—	(0.01)	9.94	0.08	0.79	0.78	0.05	181	52
12-31-2010	8.90	0.01	1.04		1.05	(0.01)	—	—	(0.01)	9.94	11.83	0.79	0.79	0.16	217	77	[4]
12-31-2009	6.27	0.02	2.63		2.65	(0.02)	—	—	(0.02)	8.90	42.29	0.80	0.80	0.26	136	85
SERIES II
12-31-2013	11.38	(0.02)	4.24		4.22	(0.03)	—	—	(0.03)	15.57	37.10	0.99	0.99	(0.16)	77	38
12-31-2012	9.83	0.02	1.54		1.56	(0.01)	—	—	(0.01)	11.38	15.84	0.99	0.98	0.07	71	45
12-31-2011	9.85	(0.02)	—	[3]	(0.02)	— [3]	—	—	— [3]	9.83	(0.17)	0.99	0.98	(0.15)	72	52
12-31-2010	8.83	— [3]	1.02		1.02	— [3]	—	—	— [3]	9.85	11.58	0.99	0.99	(0.05)	84	77	[4]
12-31-2009	6.22	— [3]	2.61		2.61	— [3]	—	—	— [3]	8.83	42.04	1.00	1.00	0.06	71	85
SERIES NAV
12-31-2013	11.51	0.01	4.30		4.31	(0.03)	—	—	(0.03)	15.79	37.51	0.74	0.74	0.09	850	38
12-31-2012	9.94	0.04	1.55		1.59	(0.02)	—	—	(0.02)	11.51	16.03	0.74	0.73	0.32	797	45
12-31-2011	9.94	0.01	—	[3]	0.01	(0.01)	—	—	(0.01)	9.94	0.12	0.74	0.73	0.10	770	52
12-31-2010	8.90	0.02	1.04		1.06	(0.02)	—	—	(0.02)	9.94	11.88	0.74	0.74	0.19	821	77	[4]
12-31-2009	6.27	0.02	2.63		2.65	(0.02)	—	—	(0.02)	8.90	42.36	0.75	0.75	0.31	791	85
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations					Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Value Trust
SERIES I
12-31-2013	11.75	0.14		2.44	2.58		(0.16)	(1.15)	—	(1.31)	13.02	22.32	0.91		0.87		1.09		1		71
12-31-2012	11.51	0.18		1.45	1.63		(0.17)	(1.22)	—	(1.39)	11.75	14.59	0.92		0.88		1.50		1		68
12-31-2011	11.50	0.19		0.16	0.35		(0.16)	(0.18)	—	(0.34)	11.51	3.13	0.95		0.91		1.59		1		83
12-31-2010	11.47	0.16		1.41	1.57		(0.18)	(1.36)	—	(1.54)	11.50	13.83	1.02		0.98		1.38		1		62
12-31-2009	9.02	0.20		2.52	2.72		(0.22)	(0.05)	—	(0.27)	11.47	30.06	1.05		1.01		1.93		1		91
SERIES II
12-31-2013	11.74	0.11		2.42	2.53		(0.13)	(1.15)	—	(1.28)	12.99	21.93	1.11		1.07		0.88		331		71
12-31-2012	11.49	0.15		1.47	1.62		(0.15)	(1.22)	—	(1.37)	11.74	14.49	1.12		1.08		1.29		306		68
12-31-2011	11.49	0.16		0.16	0.32		(0.14)	(0.18)	—	(0.32)	11.49	2.88	1.15		1.11		1.39		301		83
12-31-2010	11.46	0.14		1.40	1.54		(0.15)	(1.36)	—	(1.51)	11.49	13.63	1.22		1.18		1.15		335		62
12-31-2009	9.02	0.17		2.52	2.69		(0.20)	(0.05)	—	(0.25)	11.46	29.84	1.25		1.21		1.70		337		91
SERIES NAV
12-31-2013	11.74	0.15		2.42	2.57		(0.16)	(1.15)	—	(1.31)	13.00	22.30	0.86		0.82		1.14		32		71
12-31-2012	11.49	0.19		1.46	1.65		(0.18)	(1.22)	—	(1.40)	11.74	14.76	0.87		0.83		1.56		25		68
12-31-2011	11.49	0.19		0.15	0.34		(0.16)	(0.18)	—	(0.34)	11.49	3.09	0.90		0.86		1.66		17		83
12-31-2010	11.46	0.17		1.40	1.57		(0.18)	(1.36)	—	(1.54)	11.49	13.90	0.97		0.93		1.42		5		62
12-31-2009	9.02	0.19		2.52	2.71		(0.22)	(0.05)	—	(0.27)	11.46	30.12	1.00		0.96		1.89		3		91
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Core Strategy Trust
SERIES I
12-31-2013	13.58	0.01	[3]	2.55	2.56		(0.08)	(1.58)	—	(1.66)	14.48	19.16	0.12	[4]	0.12	[4]	0.06	[3]	142		8	[5]
12-31-2012	12.40	0.43	[3]	1.12	1.55		(0.35)	(0.02)	—	(0.37)	13.58	12.53	0.13	[4]	0.13	[4]	3.21	[3]	—	[6]	110	[7]
12-31-2011	12.66	0.42	[3]	(0.39)	0.03		(0.29)	— [8]	—	(0.29)	12.40	0.21	0.12	[4]	0.11	[4]	3.34	[3]	—	[6]	8
12-31-2010	11.51	0.12	[3]	1.31	1.43		(0.25)	(0.03)	—	(0.28)	12.66	12.42	0.13	[4]	0.07	[4]	0.98	[3]	—	[6]	15
12-31-2009	9.67	0.18	[3]	1.92	2.10		(0.18)	(0.08)	—	(0.26)	11.51	21.87	0.13	[4]	0.07	[4]	1.80	[3]	—	[6]	22
SERIES II
12-31-2013	13.62	0.20	[3]	2.35	2.55		(0.05)	(1.58)	—	(1.63)	14.54	19.03	0.32	[4]	0.32	[4]	1.36	[3]	3,804		8	[5]
12-31-2012	12.44	0.32	[3]	1.21	1.53		(0.33)	(0.02)	—	(0.35)	13.62	12.27	0.33	[4]	0.33	[4]	2.36	[3]	688		110	[7]
12-31-2011	12.70	0.25	[3]	(0.25)	—	[8]	(0.26)	— [8]	—	(0.26)	12.44	0.01	0.32	[4]	0.31	[4]	1.95	[3]	653		8
12-31-2010	11.55	0.23	[3]	1.18	1.41		(0.23)	(0.03)	—	(0.26)	12.70	12.17	0.33	[4]	0.27	[4]	1.94	[3]	680		15
12-31-2009	9.70	0.18	[3]	1.91	2.09		(0.16)	(0.08)	—	(0.24)	11.55	21.65	0.33	[4]	0.27	[4]	1.72	[3]	588		22
SERIES NAV
12-31-2013	13.58	0.28	[3]	2.30	2.58		(0.09)	(1.58)	—	(1.67)	14.49	19.28	0.07	[4]	0.07	[4]	1.91	[3]	133		8	[5]
12-31-2012	12.40	0.39	[3]	1.17	1.56		(0.36)	(0.02)	—	(0.38)	13.58	12.58	0.08	[4]	0.08	[4]	2.92	[3]	51		110	[7]
12-31-2011	12.67	0.35	[3]	(0.33)	0.02		(0.29)	— [8]	—	(0.29)	12.40	0.18	0.07	[4]	0.06	[4]	2.74	[3]	33		8
12-31-2010	11.51	0.32	[3]	1.13	1.45		(0.26)	(0.03)	—	(0.29)	12.67	12.56	0.08	[4]	0.02	[4]	2.69	[3]	19		15
12-31-2009	9.67	0.43	[3]	1.68	2.11		(0.19)	(0.08)	—	(0.27)	11.51	21.93	0.08	[4]	0.02	[4]	3.97	[3]	9		22
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.50% – 0.64%, 0.49% – 0.59%, 0.48% – 0.50%, 0.48% – 0.50% and 0.49% – 0.51%, for the years ended 12-31-13, 12-31-12, 12-31-11, 12-31-10 and 12-31-09, respectively. 5. Excludes merger activity. 6. Less than $500,000. 7. Increase in the portfolio turnover is directly attributable to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust. 8. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Emerging Markets Value Trust
SERIES I
12-31-2013	10.74	0.13	(0.46)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.92	(3.22)	1.13	1.12	1.25	4	9
12-31-2012	9.86	0.14	1.60	1.74	(0.11)	(0.75)	—	(0.86)	10.74	18.53	1.13	1.13	1.31	9	14
12-31-2011	15.99	0.17	(4.31)	(4.14)	(0.20)	(1.79)	—	(1.99)	9.86	(27.06)	1.13	1.13	1.27	7	18
12-31-2010	13.52	0.09	2.94	3.03	(0.20)	(0.36)	—	(0.56)	15.99	23.02	1.12	1.12	0.65	11	21
12-31-2009	6.74	0.07	6.73	6.80	(0.01)	(0.01)	—	(0.02)	13.52	101.12	1.13	1.13	0.68	8	28
SERIES NAV
12-31-2013	10.72	0.14	(0.47)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.90	(3.18)	1.08	1.07	1.37	1,078	9
12-31-2012	9.85	0.14	1.59	1.73	(0.11)	(0.75)	—	(0.86)	10.72	18.49	1.08	1.08	1.34	1,115	14
12-31-2011	15.98	0.18	(4.31)	(4.13)	(0.21)	(1.79)	—	(2.00)	9.85	(27.02)	1.08	1.08	1.32	915	18
12-31-2010	13.51	0.11	2.92	3.03	(0.20)	(0.36)	—	(0.56)	15.98	23.10	1.07	1.07	0.80	1,088	21
12-31-2009	6.73	0.08	6.72	6.80	(0.01)	(0.01)	—	(0.02)	13.51	101.36	1.08	1.08	0.84	1,028	28
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Equity-Income Trust
SERIES I
12-31-2013	15.53	0.29	4.35	4.64	(0.35)	—	—	(0.35)	19.82	29.96	0.87	0.83	1.63	348	9
12-31-2012	13.50	0.31	2.03	2.34	(0.31)	—	—	(0.31)	15.53	17.44	0.86	0.83	2.11	311	14
12-31-2011	13.87	0.27	(0.39)	(0.12)	(0.25)	—	—	(0.25)	13.50	(0.81)	0.86	0.83	1.91	311	19	[3]
12-31-2010	12.27	0.23	1.62	1.85	(0.25)	—	—	(0.25)	13.87	15.12	0.87	0.84	1.84	348	14
12-31-2009	9.96	0.22	2.32	2.54	(0.23)	—	—	(0.23)	12.27	25.72	0.90	0.86	2.17	352	17	[3]
SERIES II
12-31-2013	15.49	0.26	4.34	4.60	(0.32)	—	—	(0.32)	19.77	29.75	1.07	1.03	1.43	193	9
12-31-2012	13.47	0.28	2.03	2.31	(0.29)	—	—	(0.29)	15.49	17.18	1.06	1.03	1.91	173	14
12-31-2011	13.84	0.24	(0.38)	(0.14)	(0.23)	—	—	(0.23)	13.47	(1.01)	1.06	1.03	1.73	174	19	[3]
12-31-2010	12.24	0.21	1.61	1.82	(0.22)	—	—	(0.22)	13.84	14.91	1.07	1.04	1.64	178	14
12-31-2009	9.93	0.20	2.32	2.52	(0.21)	—	—	(0.21)	12.24	25.54	1.10	1.06	1.96	172	17	[3]
SERIES NAV
12-31-2013	15.48	0.30	4.34	4.64	(0.36)	—	—	(0.36)	19.76	30.05	0.82	0.78	1.68	1,579	9
12-31-2012	13.46	0.32	2.02	2.34	(0.32)	—	—	(0.32)	15.48	17.47	0.81	0.78	2.17	1,513	14
12-31-2011	13.83	0.27	(0.38)	(0.11)	(0.26)	—	—	(0.26)	13.46	(0.76)	0.81	0.78	1.98	1,471	19	[3]
12-31-2010	12.23	0.24	1.62	1.86	(0.26)	—	—	(0.26)	13.83	15.23	0.82	0.79	1.90	1,427	14
12-31-2009	9.93	0.22	2.32	2.54	(0.24)	—	—	(0.24)	12.23	25.75	0.85	0.81	2.13	1,390	17	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Financial Services Trust
SERIES I
12-31-2013	12.32	0.11	3.67	3.78	(0.10)	(0.15)	—	(0.25)	15.85	30.75	0.91	0.90	0.78	132	3
12-31-2012	10.52	0.12	1.77	1.89	(0.09)	—	—	(0.09)	12.32	18.05	0.91	0.91	0.99	97	26
12-31-2011	11.84	0.10	(1.23)	(1.13)	(0.19)	—	—	(0.19)	10.52	(9.51)	0.94	0.93	0.90	92	12
12-31-2010	10.58	0.09	1.21	1.30	(0.04)	—	—	(0.04)	11.84	12.25	0.93	0.93	0.80	125	15
12-31-2009	7.53	0.05	3.06	3.11	(0.06)	—	—	(0.06)	10.58	41.41	0.96	0.96	0.63	45	13
SERIES II
12-31-2013	12.27	0.09	3.64	3.73	(0.07)	(0.15)	—	(0.22)	15.78	30.49	1.11	1.10	0.60	27	3
12-31-2012	10.48	0.09	1.77	1.86	(0.07)	—	—	(0.07)	12.27	17.82	1.11	1.11	0.79	23	26
12-31-2011	11.79	0.08	(1.22)	(1.14)	(0.17)	—	—	(0.17)	10.48	(9.66)	1.14	1.13	0.71	23	12
12-31-2010	10.54	0.06	1.20	1.26	(0.01)	—	—	(0.01)	11.79	12.00	1.13	1.13	0.58	32	15
12-31-2009	7.51	0.04	3.04	3.08	(0.05)	—	—	(0.05)	10.54	40.98	1.16	1.16	0.43	34	13
SERIES NAV
12-31-2013	12.30	0.12	3.66	3.78	(0.10)	(0.15)	—	(0.25)	15.83	30.86	0.86	0.85	0.84	24	3
12-31-2012	10.51	0.12	1.77	1.89	(0.10)	—	—	(0.10)	12.30	18.03	0.86	0.86	1.04	18	26
12-31-2011	11.82	0.11	(1.22)	(1.11)	(0.20)	—	—	(0.20)	10.51	(9.39)	0.89	0.88	0.95	18	12
12-31-2010	10.57	0.09	1.20	1.29	(0.04)	—	—	(0.04)	11.82	12.22	0.88	0.88	0.83	23	15
12-31-2009	7.52	0.06	3.06	3.12	(0.07)	—	—	(0.07)	10.57	41.53	0.91	0.91	0.68	25	13
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Franklin Templeton Founding Allocation Trust
SERIES I
12-31-2013	10.73	0.29	[3]	2.33	2.62	(0.30)	—	—	(0.30)	13.05	24.43	0.12	0.12	[4]	2.37	[3]	52	3
12-31-2012	9.51	0.31	[3]	1.24	1.55	(0.33)	—	—	(0.33)	10.73	16.26	0.12	0.12	[4]	3.04	[3]	47	3
12-31-2011	9.95	0.29	[3]	(0.43)	(0.14)	(0.30)	—	—	(0.30)	9.51	(1.41)	0.12	0.12	[4]	2.92	[3]	44	3
12-31-2010	9.33	0.37	[3]	0.62	0.99	(0.37)	—	—	(0.37)	9.95	10.67	0.12	0.10	[4]	3.87	[3]	47	5
12-31-2009	7.36	0.39	[3]	1.93	2.32	(0.35)	—	—	(0.35)	9.33	31.47	0.12	0.08	[4]	4.68	[3]	43	8
SERIES II
12-31-2013	10.74	0.26	[3]	2.35	2.61	(0.28)	—	—	(0.28)	13.07	24.27	0.32	0.32	[4]	2.17	[3]	1,305	3
12-31-2012	9.52	0.28	[3]	1.25	1.53	(0.31)	—	—	(0.31)	10.74	16.03	0.32	0.32	[4]	2.79	[3]	1,184	3
12-31-2011	9.97	0.26	[3]	(0.43)	(0.17)	(0.28)	—	—	(0.28)	9.52	(1.71)	0.32	0.32	[4]	2.60	[3]	1,154	3
12-31-2010	9.35	0.33	[3]	0.65	0.98	(0.36)	—	—	(0.36)	9.97	10.44	0.32	0.30	[4]	3.51	[3]	1,335	5
12-31-2009	7.38	0.32	[3]	1.98	2.30	(0.33)	—	—	(0.33)	9.35	31.12	0.32	0.28	[4]	3.89	[3]	1,358	8
SERIES NAV
12-31-2013	10.72	0.35	[3]	2.28	2.63	(0.31)	—	—	(0.31)	13.04	24.50	0.07	0.07	[4]	2.88		31	3
12-31-2012	9.50	0.38	[3]	1.17	1.55	(0.33)	—	—	(0.33)	10.72	16.33	0.07	0.07	[4]	3.69		16	3
12-31-2011	9.95	0.34	[3]	(0.48)	(0.14)	(0.31)	—	—	(0.31)	9.50	(1.46)	0.07	0.07	[4]	3.41		10	3
12-31-2010	9.33	0.41	[3]	0.59	1.00	(0.38)	—	—	(0.38)	9.95	10.72	0.07	0.05	[4]	4.37		8	5
12-31-2009	7.36	0.53	[3]	1.79	2.32	(0.35)	—	—	(0.35)	9.33	31.54	0.07	0.03	[4]	6.34		5	8
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.85% – 0.97%, 0.85% – 1.00%, 0.85% – 1.03%, 0.85% – 1.03% and 0.86% – 1.03% based on the mix of underlying funds held by the portfolio, for years ended 12-31-13, 12-31-12, 2-31-11, 12-31-10 and 12-31-09, respectively.

Fundamental All Cap Core Trust
SERIES I
12-31-2013	15.30	0.11		5.37	5.48	(0.17)	—	—	(0.17)	20.61	35.88	0.76	0.76		0.60		159	41
12-31-2012	12.48	0.16		2.77	2.93	(0.11)	—	—	(0.11)	15.30	23.52	0.76	0.76		1.17		131	38
12-31-2011	12.90	0.13		(0.41)	(0.28)	(0.14)	—	—	(0.14)	12.48	(2.16)	0.76	0.76		0.98		117	146
12-31-2010	10.90	0.13		2.01	2.14	(0.14)	—	—	(0.14)	12.90	19.65	0.76	0.76		1.18		142	120
12-31-2009	8.61	0.12		2.30	2.42	(0.13)	—	—	(0.13)	10.90	28.27	0.75	0.75		1.26		133	147
SERIES II
12-31-2013	15.29	0.07		5.36	5.43	(0.14)	—	—	(0.14)	20.58	35.55	0.96	0.96		0.40		69	41
12-31-2012	12.47	0.14		2.76	2.90	(0.08)	—	—	(0.08)	15.29	23.31	0.96	0.96		0.98		67	38
12-31-2011	12.90	0.10		(0.42)	(0.32)	(0.11)	—	—	(0.11)	12.47	(2.44)	0.96	0.96		0.78		60	146
12-31-2010	10.90	0.11		2.00	2.11	(0.11)	—	—	(0.11)	12.90	19.40	0.96	0.96		0.97		71	120
12-31-2009	8.61	0.10		2.30	2.40	(0.11)	—	—	(0.11)	10.90	28.02	0.95	0.95		1.06		69	147
SERIES NAV
12-31-2013	15.36	0.11		5.39	5.50	(0.18)	—	—	(0.18)	20.68	35.86	0.71	0.71		0.64		1,433	41
12-31-2012	12.52	0.17		2.79	2.96	(0.12)	—	—	(0.12)	15.36	23.66	0.71	0.71		1.22		1,149	38
12-31-2011	12.95	0.13		(0.41)	(0.28)	(0.15)	—	—	(0.15)	12.52	(2.17)	0.71	0.71		1.03		1,032	146
12-31-2010	10.94	0.14		2.01	2.15	(0.14)	—	—	(0.14)	12.95	19.73	0.71	0.71		1.22		1,171	120
12-31-2009	8.64	0.12		2.32	2.44	(0.14)	—	—	(0.14)	10.94	28.36	0.70	0.70		1.31		1,100	147
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental Large Cap Value Trust
SERIES I
12-31-2013	12.18	0.17	3.77	3.94	(0.18)	—	—	(0.18)	15.94	32.41	0.74	0.74	1.17	273		40	[3]
12-31-2012	9.91	0.19	2.22	2.41	(0.14)	—	—	(0.14)	12.18	24.42	0.76	0.75	1.67	67		42
12-31-2011	9.84	0.15	0.02	0.17	(0.10)	—	—	(0.10)	9.91	1.75	0.78	0.78	1.53	45		108
12-31-2010	8.83	0.13	1.06	1.19	(0.18)	—	—	(0.18)	9.84	13.56	0.78	0.78	1.43	—	[4]	154
12-31-2009	7.24	0.13	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.47	0.78	0.78	1.69	1		150
SERIES II
12-31-2013	12.27	0.14	3.79	3.93	(0.15)	—	—	(0.15)	16.05	32.11	0.94	0.94	0.99	44		40	[3]
12-31-2012	9.98	0.16	2.25	2.41	(0.12)	—	—	(0.12)	12.27	24.23	0.96	0.95	1.46	17		42
12-31-2011	9.90	0.13	0.03	0.16	(0.08)	—	—	(0.08)	9.98	1.63	0.98	0.98	1.33	13		108
12-31-2010	8.90	0.13	1.03	1.16	(0.16)	—	—	(0.16)	9.90	13.11	0.98	0.98	1.39	14		154
12-31-2009	7.28	0.11	1.66	1.77	(0.15)	—	—	(0.15)	8.90	24.50	0.98	0.98	1.50	14		150
SERIES NAV
12-31-2013	12.18	0.18	3.77	3.95	(0.19)	—	—	(0.19)	15.94	32.47	0.69	0.69	1.28	779		40	[3]
12-31-2012	9.91	0.19	2.23	2.42	(0.15)	—	—	(0.15)	12.18	24.48	0.71	0.70	1.68	441		42
12-31-2011	9.83	0.16	0.02	0.18	(0.10)	—	—	(0.10)	9.91	1.90	0.73	0.73	1.58	270		108
12-31-2010	8.83	0.14	1.05	1.19	(0.19)	—	—	(0.19)	9.83	13.51	0.73	0.73	1.60	189		154
12-31-2009	7.24	0.13	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.53	0.73	0.73	1.78	260		150
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. Less than $500,000.

Fundamental Value Trust
SERIES I
12-31-2013	15.34	0.11	5.01	5.12	(0.24)	—	—	(0.24)	20.22	33.43	0.85	0.84	0.63	360		10
12-31-2012	13.65	0.22	1.61	1.83	(0.14)	—	—	(0.14)	15.34	13.45	0.85	0.84	1.47	318		10
12-31-2011	14.31	0.13	(0.67)	(0.54)	(0.12)	—	—	(0.12)	13.65	(3.78)	0.85	0.85	0.94	339		14
12-31-2010	12.79	0.11	1.56	1.67	(0.15)	—	—	(0.15)	14.31	13.10	0.85	0.85	0.87	429		16
12-31-2009	9.79	0.10	3.00	3.10	(0.10)	—	—	(0.10)	12.79	31.78	0.83	0.83	0.92	448		22	[3]
SERIES II
12-31-2013	15.31	0.08	4.99	5.07	(0.20)	—	—	(0.20)	20.18	33.20	1.05	1.04	0.43	267		10
12-31-2012	13.63	0.19	1.60	1.79	(0.11)	—	—	(0.11)	15.31	13.18	1.05	1.04	1.27	260		10
12-31-2011	14.29	0.10	(0.67)	(0.57)	(0.09)	—	—	(0.09)	13.63	(3.99)	1.05	1.05	0.74	272		14
12-31-2010	12.77	0.09	1.55	1.64	(0.12)	—	—	(0.12)	14.29	12.88	1.05	1.05	0.67	334		16
12-31-2009	9.77	0.08	3.00	3.08	(0.08)	—	—	(0.08)	12.77	31.59	1.03	1.03	0.71	344		22	[3]
SERIES NAV
12-31-2013	15.29	0.12	5.00	5.12	(0.25)	—	—	(0.25)	20.16	33.53	0.80	0.79	0.69	952		10
12-31-2012	13.61	0.23	1.60	1.83	(0.15)	—	—	(0.15)	15.29	13.48	0.80	0.79	1.53	943		10
12-31-2011	14.27	0.14	(0.68)	(0.54)	(0.12)	—	—	(0.12)	13.61	(3.74)	0.80	0.80	0.99	935		14
12-31-2010	12.75	0.12	1.56	1.68	(0.16)	—	—	(0.16)	14.27	13.20	0.80	0.80	0.92	990		16
12-31-2009	9.76	0.10	3.00	3.10	(0.11)	—	—	(0.11)	12.75	31.84	0.78	0.78	0.95	1,034		22	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Global Trust
SERIES I
12-31-2013	15.86	0.26	4.66	4.92	(0.28)	—	—	(0.28)	20.50	31.09	0.96	0.95	1.45	176		14
12-31-2012	13.31	0.30	2.57	2.87	(0.32)	—	—	(0.32)	15.86	21.74	0.96	0.94	2.04	156		16
12-31-2011	14.48	0.31	(1.18)	(0.87)	(0.30)	—	—	(0.30)	13.31	(6.00)	0.96	0.94	2.14	150		24
12-31-2010	13.64	0.22	0.84	1.06	(0.22)	—	—	(0.22)	14.48	7.76	0.96	0.94	1.64	178		8
12-31-2009	10.54	0.18	3.12	3.30	(0.20)	—	—	(0.20)	13.64	31.37	0.96	0.93	1.58	182		10
SERIES II
12-31-2013	15.81	0.22	4.65	4.87	(0.25)	—	—	(0.25)	20.43	30.83	1.16	1.15	1.23	34		14
12-31-2012	13.27	0.27	2.57	2.84	(0.30)	—	—	(0.30)	15.81	21.51	1.16	1.14	1.85	30		16
12-31-2011	14.44	0.28	(1.18)	(0.90)	(0.27)	—	—	(0.27)	13.27	(6.22)	1.16	1.14	1.94	29		24
12-31-2010	13.60	0.19	0.84	1.03	(0.19)	—	—	(0.19)	14.44	7.55	1.16	1.14	1.45	34		8
12-31-2009	10.51	0.16	3.10	3.26	(0.17)	—	—	(0.17)	13.60	31.10	1.16	1.13	1.41	36		10
SERIES NAV
12-31-2013	15.85	0.27	4.64	4.91	(0.29)	—	—	(0.29)	20.47	31.03	0.91	0.90	1.50	470		14
12-31-2012	13.30	0.30	2.58	2.88	(0.33)	—	—	(0.33)	15.85	21.82	0.91	0.89	2.09	422		16
12-31-2011	14.47	0.32	(1.18)	(0.86)	(0.31)	—	—	(0.31)	13.30	(5.95)	0.91	0.89	2.18	404		24
12-31-2010	13.63	0.23	0.83	1.06	(0.22)	—	—	(0.22)	14.47	7.83	0.91	0.89	1.69	472		8
12-31-2009	10.53	0.19	3.11	3.30	(0.20)	—	—	(0.20)	13.63	31.46	0.91	0.88	1.67	473		10
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences Trust
SERIES I
12-31-2013	20.98	(0.14)	10.72	10.58	—	(2.37)	—	(2.37)	29.19	51.15	1.16		1.10		(0.54)	106	57
12-31-2012	16.98	(0.08)	5.46	5.38	—	(1.38)	—	(1.38)	20.98	31.89	1.18		1.12		(0.41)	69	29
12-31-2011	15.55	(0.10)	1.73	1.63	—	(0.20)	—	(0.20)	16.98	10.57	1.18		1.13		(0.59)	56	39
12-31-2010	13.44	(0.05)[3]	2.16	2.11	—	—	—	—	15.55	15.70	1.17		1.12		(0.37)[3]	53	38
12-31-2009	10.35	(0.05)	3.29	3.24	—	(0.15)	—	(0.15)	13.44	31.81	1.19		1.14		(0.48)	55	35
SERIES II
12-31-2013	20.43	(0.19)	10.43	10.24	—	(2.37)	—	(2.37)	28.30	50.86	1.36		1.30		(0.74)	91	57
12-31-2012	16.60	(0.12)	5.33	5.21	—	(1.38)	—	(1.38)	20.43	31.59	1.38		1.32		(0.61)	67	29
12-31-2011	15.23	(0.13)	1.70	1.57	—	(0.20)	—	(0.20)	16.60	10.39	1.38		1.33		(0.80)	57	39
12-31-2010	13.19	(0.08)[3]	2.12	2.04	—	—	—	—	15.23	15.47	1.37		1.32		(0.56)[3]	58	38
12-31-2009	10.18	(0.08)	3.24	3.16	—	(0.15)	—	(0.15)	13.19	31.55	1.39		1.34		(0.69)	54	35
SERIES NAV
12-31-2013	21.08	(0.13)	10.78	10.65	—	(2.37)	—	(2.37)	29.36	51.24	1.11		1.05		(0.49)	73	57
12-31-2012	17.05	(0.07)	5.48	5.41	—	(1.38)	—	(1.38)	21.08	31.93	1.13		1.07		(0.36)	48	29
12-31-2011	15.60	(0.09)	1.74	1.65	—	(0.20)	—	(0.20)	17.05	10.66	1.13		1.08		(0.54)	34	39
12-31-2010	13.47	(0.04)[3]	2.17	2.13	—	—	—	—	15.60	15.81	1.12		1.07		(0.31)[3]	28	38
12-31-2009	10.37	(0.05)	3.30	3.25	—	(0.15)	—	(0.15)	13.47	31.85	1.14		1.09		(0.45)	26	35
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the portfolio, which amounted to $0.08 and 0.60%, respectively.

International Core Trust
SERIES I
12-31-2013	9.61	0.26	2.13	2.39	(0.30)	—	—	(0.30)	11.70	24.99	1.07		1.07		2.51	49	47
12-31-2012	8.60	0.26	1.02	1.28	(0.27)	—	—	(0.27)	9.61	15.05	1.07		1.07		2.93	45	49
12-31-2011	9.77	0.26	(1.20)	(0.94)	(0.23)	—	—	(0.23)	8.60	(9.57)	1.07		1.07		2.67	47	39
12-31-2010	9.08	0.16	0.71	0.87	(0.18)	—	—	(0.18)	9.77	9.58	1.07		1.07		1.76	60	43
12-31-2009	8.12	0.18	1.22	1.40	(0.20)	(0.24)	—	(0.44)	9.08	18.64	1.04		1.04		2.17	64	43
SERIES II
12-31-2013	9.69	0.25	2.14	2.39	(0.28)	—	—	(0.28)	11.80	24.78	1.27		1.27		2.34	22	47
12-31-2012	8.67	0.25	1.02	1.27	(0.25)	—	—	(0.25)	9.69	14.82	1.27		1.27		2.75	20	49
12-31-2011	9.85	0.24	(1.21)	(0.97)	(0.21)	—	—	(0.21)	8.67	(9.80)	1.27		1.27		2.48	22	39
12-31-2010	9.15	0.14	0.72	0.86	(0.16)	—	—	(0.16)	9.85	9.38	1.27		1.27		1.56	28	43
12-31-2009	8.18	0.16	1.23	1.39	(0.18)	(0.24)	—	(0.42)	9.15	18.38	1.24		1.24		1.93	28	43
SERIES NAV
12-31-2013	9.58	0.27	2.13	2.40	(0.31)	—	—	(0.31)	11.67	25.13	1.02		1.02		2.55	797	47
12-31-2012	8.57	0.27	1.01	1.28	(0.27)	—	—	(0.27)	9.58	15.16	1.02		1.02		2.97	653	49
12-31-2011	9.74	0.27	(1.20)	(0.93)	(0.24)	—	—	(0.24)	8.57	(9.56)	1.02		1.02		2.74	570	39
12-31-2010	9.05	0.16	0.71	0.87	(0.18)	—	—	(0.18)	9.74	9.67	1.02		1.02		1.80	769	43
12-31-2009	8.10	0.18	1.22	1.40	(0.21)	(0.24)	—	(0.45)	9.05	18.62	0.99		0.99		2.18	690	43
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
International Equity Index Trust B
SERIES I
12-31-2013	15.32	0.42	1.80	2.22	(0.40)	—	—	(0.40)	17.14	14.55	0.61		0.39		2.59	293	3
12-31-2012[3]	14.62	0.03	0.84	0.87	(0.17)	—	—	(0.17)	15.32	5.98 [4]	0.63	[5]	0.39	[5]	1.38 [5]	254	4	[6,7]
SERIES II
12-31-2013	15.34	0.39	1.80	2.19	(0.37)	—	—	(0.37)	17.16	14.32	0.81		0.59		2.43	27	3
12-31-2012[3]	14.62	0.03	0.83	0.86	(0.14)	—	—	(0.14)	15.34	5.95 [4]	0.83	[5]	0.59	[5]	1.17 [5]	29	4	[6,7]
SERIES NAV
12-31-2013	15.32	0.43	1.79	2.22	(0.41)	—	—	(0.41)	17.13	14.54	0.56		0.34		2.65	373	3
12-31-2012	13.17	0.41	1.92	2.33	(0.18)	—	—	(0.18)	15.32	17.76	0.59		0.34		2.90	345	4	[6]
12-31-2011	15.93	0.44	(2.67)	(2.23)	(0.53)	—	—	(0.53)	13.17	(13.99)	0.58		0.34		2.86	273	3
12-31-2010	14.65	0.35	1.31	1.66	(0.38)	—	—	(0.38)	15.93	11.44	0.57		0.34		2.36	360	5
12-31-2009	11.16	0.35	3.86	4.21	(0.49)	(0.23)	—	(0.72)	14.65	38.80	0.58		0.34		2.85	347	33	[8]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12. 8. Includes the impact of Redemption in kind transactions which amounted to 8% of the Portfolio Turnover.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Growth Stock Trust
SERIES I
12-31-2013	14.31	0.22		2.51	2.73	(0.19)	—	—	(0.19)	16.85	19.11	0.97		0.97		1.40	3	29
12-31-2012[3]	13.84	—	[4]	0.56	0.56	(0.09)	—	—	(0.09)	14.31	4.07 [5]	1.01	[6]	1.01	[6]	(0.10)[6]	3	23	[7]
SERIES II
12-31-2013	14.33	0.19		2.51	2.70	(0.16)	—	—	(0.16)	16.87	18.87	1.17		1.17		1.23	23	29
12-31-2012[3]	13.84	(0.01)		0.57	0.56	(0.07)	—	—	(0.07)	14.33	4.05 [5]	1.21	[6]	1.21	[6]	(0.30)[6]	23	23	[7]
SERIES NAV
12-31-2013	14.31	0.23		2.51	2.74	(0.19)	—	—	(0.19)	16.86	19.19	0.92		0.92		1.47	550	29
12-31-2012	12.48	0.15		1.80	1.95	(0.10)	(0.02)	—	(0.12)	14.31	15.64	0.96		0.96		1.11	479	23	[7]
12-31-2011	13.64	0.21		(1.18)	(0.97)	(0.16)	(0.03)	—	(0.19)	12.48	(7.12)	0.98		0.98		1.60	227	27
12-31-2010[8]	12.50	—	[4]	1.14	1.14	—	—	—	—	13.64	9.12 [5]	1.05	[6]	1.05	[6]	0.02 [6]	157	8
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and II shares is 11-5-12. 4. Less than $0.005 per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity. 8. The inception date for Series NAV shares is 9-16-10.

International Small Company Trust
SERIES I
12-31-2013	10.15	0.18		2.49	2.67	(0.21)	—	—	(0.21)	12.61	26.34	1.17		1.17		1.61	46	10
12-31-2012	8.63	0.19		1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.19	1.18		1.04		1.97	41	3
12-31-2011	10.50	0.18		(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.23)	1.16		1.04		1.74	41	11
12-31-2010	8.78	0.09		1.89	1.98	(0.26)	—	—	(0.26)	10.50	22.70	1.15		1.15		1.03	62	13
12-31-2009[3]	9.00	—	[4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[5]	1.11	[6]	1.11	[6]	(0.12)[6]	65	133	[7]
SERIES II
12-31-2013	10.15	0.16		2.48	2.64	(0.19)	—	—	(0.19)	12.60	26.02	1.37		1.37		1.42	28	10
12-31-2012	8.63	0.17		1.46	1.63	(0.11)	—	—	(0.11)	10.15	19.00	1.38		1.24		1.78	25	3
12-31-2011	10.50	0.16		(1.88)	(1.72)	(0.15)	—	—	(0.15)	8.63	(16.42)	1.36		1.24		1.55	26	11
12-31-2010	8.78	0.08		1.88	1.96	(0.24)	—	—	(0.24)	10.50	22.45	1.35		1.35		0.82	36	13
12-31-2009[3]	9.00	—	[4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[5]	1.31	[6]	1.31	[6]	(0.33)[6]	34	133	[7]
SERIES NAV
12-31-2013	10.15	0.19		2.47	2.66	(0.21)	—	—	(0.21)	12.60	26.29	1.12		1.12		1.65	44	10
12-31-2012	8.63	0.19		1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.24	1.13		0.99		1.96	31	3
12-31-2011	10.50	0.18		(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.18)	1.11		0.99		1.78	35	11
12-31-2010	8.79	0.06		1.91	1.97	(0.26)	—	—	(0.26)	10.50	22.63	1.10		1.10		0.64	32	13
12-31-2009	6.53	0.09		2.38	2.47	(0.09)	(0.12)	—	(0.21)	8.79	39.44	1.06		1.06		1.20	131	133	[7]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-16-09. 4. Less than $0.005 per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity.

International Value Trust
SERIES I
12-31-2013	11.91	0.25		2.86	3.11	(0.24)	—	—	(0.24)	14.78	26.15	0.97		0.97		1.88	124	31
12-31-2012	10.25	0.28		1.68	1.96	(0.30)	—	—	(0.30)	11.91	19.38	0.97		0.93		2.57	114	19
12-31-2011	12.10	0.33		(1.88)	(1.55)	(0.30)	—	—	(0.30)	10.25	(12.85)	0.97		0.93		2.76	116	32
12-31-2010	11.42	0.24		0.67	0.91	(0.23)	—	—	(0.23)	12.10	7.98	0.99		0.98		2.10	162	20	[3]
12-31-2009	9.06	0.22		2.83	3.05	(0.22)	(0.47)	—	(0.69)	11.42	35.77	0.94		0.93		2.26	175	25
SERIES II
12-31-2013	11.89	0.22		2.85	3.07	(0.21)	—	—	(0.21)	14.75	25.89	1.17		1.17		1.69	102	31
12-31-2012	10.24	0.26		1.67	1.93	(0.28)	—	—	(0.28)	11.89	19.07	1.17		1.13		2.38	98	19
12-31-2011	12.08	0.31		(1.88)	(1.57)	(0.27)	—	—	(0.27)	10.24	(12.99)	1.17		1.13		2.58	101	32
12-31-2010	11.40	0.21		0.67	0.88	(0.20)	—	—	(0.20)	12.08	7.77	1.19		1.18		1.91	134	20	[3]
12-31-2009	9.04	0.20		2.83	3.03	(0.20)	(0.47)	—	(0.67)	11.40	35.59	1.14		1.13		2.04	139	25
SERIES NAV
12-31-2013	11.83	0.25		2.85	3.10	(0.25)	—	—	(0.25)	14.68	26.21	0.92		0.92		1.90	1,044	31
12-31-2012	10.19	0.28		1.67	1.95	(0.31)	—	—	(0.31)	11.83	19.36	0.92		0.88		2.62	854	19
12-31-2011	12.03	0.32		(1.86)	(1.54)	(0.30)	—	—	(0.30)	10.19	(12.79)	0.92		0.88		2.71	744	32
12-31-2010	11.36	0.24		0.66	0.90	(0.23)	—	—	(0.23)	12.03	8.00	0.94		0.93		2.19	750	20	[3]
12-31-2009	9.01	0.21		2.83	3.04	(0.22)	(0.47)	—	(0.69)	11.36	35.94	0.89		0.88		2.22	536	25
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Aggressive PS Series
SERIES I
12-31-2013[3]	12.50	0.13	[4]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.91	[5]	79.52	[6,7]	0.22	[6,7]	1.02	[4,5]	104		—	[8]
SERIES II
12-31-2013[3]	12.50	0.12	[4]	0.36	0.48	(0.11)	—	(0.13)	(0.24)	12.74	3.85	[5]	79.72	[6,7]	0.42	[6,7]	0.97	[4,5]	127		—	[8]
SERIES NAV
12-31-2013[3]	12.50	0.13	[4]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.92	[5]	79.47	[6,7]	0.17	[6,7]	1.02	[4,5]	104		—	[8]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I, Series II, and Series NAV shares is 11-1-13. 4. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Not annualized. 6. Annualized. 7. Ratios do not include expenses indirectly incurred from underlying funds who expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was 0.10% – 0.50% for the period ended 12-31-13. 8. Less than 1%.

Lifestyle Balanced PS Series
SERIES I
12-31-2013[3]	13.99	0.16	[4]	0.09	0.25	(0.26)	(0.03)	—	(0.29)	13.95	1.77	[5]	0.14	[6,10]	0.12	[6,10]	1.12	[4,5]	—	[7]	37	[8]
SERIES II
12-31-2013	12.92	0.25	[4]	1.38	1.63	(0.23)	(0.34)	—	(0.57)	13.98	12.68		0.35	[10]	0.34	[10]	1.79	[4]	213		37
12-31-2012	11.80	0.13	[4]	1.11	1.24	(0.10)	(0.02)	—	(0.12)	12.92	10.54		0.40	[10,12]	0.40	[10]	1.06	[4]	170		31
12-31-2011[9]	12.50	0.25	[4]	(0.82)[11]	(0.57)	(0.08)	(0.05)	—	(0.13)	11.80	(4.57)[5]		0.69	[6,10]	0.40	[6,10]	3.12	[4,6]	71		1
SERIES NAV
12-31-2013[3]	13.99	0.21	[4]	0.04	0.25	(0.26)	(0.03)	—	(0.29)	13.95	1.82	[5]	0.10	[6,10]	0.08	[6,10]	1.49	[4,5]	—	[7]	37	[8]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series NAV shares is 11-1-13. 4. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Not annualized. 6. Annualized. 7. Less than $500,000. 8. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 9. The inception date for Series II shares is 4-29-11. 10. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was 0.50% – 0.63%, 0.49% – 1.10% and 0.73%% – 1.10% for the periods ended 12-31-13, 12-31-12 and the period ended 12-31-11. 11. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 12. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

Lifestyle Conservative PS Series
SERIES I
12-31-2013[3]	13.48	0.23	[4]	(0.20)	0.03	(0.28)	(0.05)	—	(0.33)	13.18	0.20	[5]	0.27	[6,7]	0.12	[6,7]	1.74	[4,5]	—	[8]	22	[9]
SERIES II
12-31-2013	13.15	0.23	[4]	0.28	0.51	(0.25)	(0.22)	—	(0.47)	13.19	3.86		0.43	[6]	0.38	[6]	1.75	[4]	50		22
12-31-2012	12.36	0.17	[4]	0.76	0.93	(0.14)	— [10]	—	(0.14)	13.15	7.53		0.45	[6]	0.40	[6]	1.34	[4]	59		16
12-31-2011[11]	12.50	0.30	[4]	(0.27)[12]	0.03	(0.11)	(0.06)	—	(0.17)	12.36	0.27	[5]	1.11	[6,7]	0.40	[6,7]	3.53	[4,7]	29		4
SERIES NAV
12-31-2013[3]	13.48	0.23	[4]	(0.21)	0.02	(0.28)	(0.05)	—	(0.33)	13.17	0.18	[5]	0.22	[6,7]	0.08	[6,7]	1.74	[4,5]	—	[8]	22	[9]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series NAV shares is 11-1-13. 4. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Not annualized. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was 0.50% – 0.63%, 0.49% – 1.10% and 0.73% – 1.10% for the periods ended 12-31-13, 12-31-12 and 12-31-11, respectively. 7. Annualized. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Less than $0.005 per share. 11. The inception date for Series II shares is 4-29-11. 12. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Growth PS Series
SERIES I
12-31-2013[3]	14.31	0.02	[4]	0.39 [5]	0.41	(0.19)	(0.02)	—	(0.21)	14.51	2.88 [6]	0.14	[7,8]	0.12	[7,8]	0.11	[4,6]	4		46[9]
SERIES II
12-31-2013	12.75	0.23	[4]	2.16	2.39	(0.17)	(0.44)	—	(0.61)	14.53	18.86	0.34	[8]	0.34	[8]	1.65	[4]	297		46
12-31-2012	11.44	0.09	[4]	1.33	1.42	(0.08)	(0.03)	—	(0.11)	12.75	12.45	0.39	[8,13]	0.39	[8]	0.75	[4]	175		45	[10]
12-31-2011[11]	12.50	0.19	[4]	(1.15)[5]	(0.96)	(0.07)	(0.03)	—	(0.10)	11.44	(7.66)[6]	0.58	[7,8]	0.40	[7,8]	2.46	[4,7]	94		8
SERIES NAV
12-31-2013[3]	14.31	0.19	[4]	0.22 [5]	0.41	(0.20)	(0.02)	—	(0.22)	14.50	2.86 [6]	0.09	[7,8]	0.08	[7,8]	1.33	[4,6]	—	[12]	46	[9]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series NAV shares is 11-1-13. 4. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 6. Not annualized. 7. Annualized. 8. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.50% – 0.63%, 0.49% – 1.10% and 0.73% – 1.10% for the periods ended 12-31-13, 12-31-12 and 12-31-11, respectively. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Increase in the portfolio turnover is directly attributable to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust. 11. The inception date for Series II shares is 4-29-11. 12. Less than $500,000. 13. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

Lifestyle Moderate PS Series
SERIES I
12-31-2013[3]	13.95	0.18	[4]	(0.01)	0.17	(0.26)	(0.04)	—	(0.30)	13.82	1.23 [5]	0.21	[6,7]	0.12	[6,7]	1.34	[4,5]	—	[8]	36	[9]
SERIES II
12-31-2013	13.06	0.24	[4]	1.08	1.32	(0.24)	(0.29)	—	(0.53)	13.85	10.12	0.40	[7]	0.38	[7]	1.75	[4]	92		36
12-31-2012	12.04	0.15	[4]	1.00	1.15	(0.12)	(0.01)	—	(0.13)	13.06	9.55	0.42	[7,13]	0.40	[7]	1.21	[4]	84		25
12-31-2011[10]	12.50	0.25	[4]	(0.57)[11]	(0.32)	(0.09)	(0.05)	—	(0.14)	12.04	(2.54)[5]	0.97	[6,7]	0.40	[6,7]	3.03	[4,6]	36		—	[12]
SERIES NAV
12-31-2013[3]	13.95	0.22	[4]	(0.04)	0.18	(0.27)	(0.04)	—	(0.31)	13.82	1.28 [5]	0.16	[6,7]	0.08	[6,7]	1.60	[4,5]	—	[8]	36	[9]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series NAV shares is 11-1-13. 4. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. Not annualized. 6. Annualized. 7. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was 0.50% – 0.63%, 0.49% – 1.10% and 0.73% – 1.10% for the periods ended 12-31-13, 12-31-12 and 12-31-11, respectively. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. The inception date for Series II shares is 4-29-11. 11. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 12. Less than 1%. 13. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

Mid Cap Index Trust
SERIES I
12-31-2013	17.45	0.21		5.50	5.71	(0.22)	(1.12)	—	(1.34)	21.82	33.03	0.55		0.45		1.02		657		14
12-31-2012	16.75	0.16		2.65	2.81	(0.25)	(1.86)	—	(2.11)	17.45	17.48	0.55		0.49		0.91		453		8
12-31-2011	17.74	0.17		(0.60)	(0.43)	(0.12)	(0.44)	—	(0.56)	16.75	(2.25)	0.54		0.54		0.98		413		13
12-31-2010	14.22	0.14		3.55	3.69	(0.17)	—	—	(0.17)	17.74	25.98	0.54		0.54		0.88		436		12
12-31-2009	10.67	0.14		3.72	3.86	(0.13)	(0.18)	—	(0.31)	14.22	36.76	0.55		0.55		1.22		325		15	[3]
SERIES II
12-31-2013	17.41	0.16		5.49	5.65	(0.18)	(1.12)	—	(1.30)	21.76	32.76	0.75		0.65		0.81		82		14
12-31-2012	16.71	0.12		2.66	2.78	(0.22)	(1.86)	—	(2.08)	17.41	17.30	0.75		0.70		0.69		74		8
12-31-2011	17.70	0.14		(0.61)	(0.47)	(0.08)	(0.44)	—	(0.52)	16.71	(2.46)	0.74		0.74		0.77		78		13
12-31-2010	14.18	0.10		3.55	3.65	(0.13)	—	—	(0.13)	17.70	25.80	0.74		0.74		0.67		93		12
12-31-2009	10.65	0.12		3.69	3.81	(0.10)	(0.18)	—	(0.28)	14.18	36.38	0.75		0.75		1.03		85		15	[3]
SERIES NAV
12-31-2013	17.45	0.22		5.50	5.72	(0.23)	(1.12)	—	(1.35)	21.82	33.09	0.50		0.40		1.06		88		14
12-31-2012	16.75	0.12		2.70	2.82	(0.26)	(1.86)	—	(2.12)	17.45	17.54	0.50		0.47		0.66		59		8
12-31-2011	17.73	0.18		(0.59)	(0.41)	(0.13)	(0.44)	—	(0.57)	16.75	(2.14)	0.49		0.49		1.03		624		13
12-31-2010	14.21	0.14		3.56	3.70	(0.18)	—	—	(0.18)	17.73	26.06	0.49		0.49		0.92		681		12
12-31-2009	10.67	0.15		3.70	3.85	(0.13)	(0.18)	—	(0.31)	14.21	36.73	0.50		0.50		1.28		649		15	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock Trust
SERIES I
12-31-2013	15.68	(0.05)	5.80	5.75	(0.01)	(0.35)	—	(0.36)	21.07	36.82	0.92	0.92	(0.27)	207	116
12-31-2012	12.83	—	2.85	2.85	—	—	—	—	15.68	22.21	0.93	0.92	0.01	178	115
12-31-2011	14.13	(0.05)	(1.25)	(1.30)	—	—	—	—	12.83	(9.20)	0.93	0.93	(0.35)	175	107
12-31-2010	11.48	(0.03)	2.68	2.65	— [3]	—	—	—	14.13	23.08	0.93	0.93	(0.23)	221	115
12-31-2009	8.74	(0.01)	2.75	2.74	—	—	—	—	11.48	31.35	0.94	0.94	(0.09)	203	175
SERIES II
12-31-2013	15.30	(0.08)	5.64	5.56	—	(0.35)	—	(0.35)	20.51	36.51	1.12	1.12	(0.47)	121	116
12-31-2012	12.54	(0.03)	2.79	2.76	—	—	—	—	15.30	22.01	1.13	1.12	(0.19)	108	115
12-31-2011	13.84	(0.08)	(1.22)	(1.30)	—	—	—	—	12.54	(9.39)	1.13	1.13	(0.55)	105	107
12-31-2010	11.27	(0.05)	2.62	2.57	—	—	—	—	13.84	22.80	1.13	1.13	(0.43)	135	115
12-31-2009	8.59	(0.03)	2.71	2.68	—	—	—	—	11.27	31.20	1.14	1.14	(0.30)	124	175
SERIES NAV
12-31-2013	15.77	(0.04)	5.82	5.78	(0.01)	(0.35)	—	(0.36)	21.19	36.84	0.87	0.87	(0.23)	615	116
12-31-2012	12.90	0.01	2.86	2.87	—	—	—	—	15.77	22.25	0.88	0.87	0.07	456	115
12-31-2011	14.19	(0.04)	(1.25)	(1.29)	—	—	—	—	12.90	(9.09)	0.88	0.88	(0.30)	414	107
12-31-2010	11.53	(0.02)	2.68	2.66	— [3]	—	—	—	14.19	23.07	0.88	0.88	(0.18)	466	115
12-31-2009	8.77	— [3]	2.76	2.76	—	—	—	—	11.53	31.47	0.89	0.89	(0.05)	440	175
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Mid Value Trust
SERIES I
12-31-2013	11.49	0.09	3.47	3.56	(0.13)	(0.93)	—	(1.06)	13.99	31.39	1.04	0.99	0.67	347	37
12-31-2012	10.50	0.14	1.85	1.99	(0.10)	(0.90)	—	(1.00)	11.49	19.42	1.04	0.99	1.21	284	38
12-31-2011	11.12	0.11	(0.65)	(0.54)	(0.08)	—	—	(0.08)	10.50	(4.83)	1.04	1.00	0.96	271	54
12-31-2010	9.80	0.19	1.39	1.58	(0.22)	(0.04)	—	(0.26)	11.12	16.16	1.05	1.00	1.88	301	43
12-31-2009	6.74	0.06	3.05	3.11	(0.05)	—	—	(0.05)	9.80	46.21	1.06	1.02	0.76	260	62	[3]
SERIES II
12-31-2013	11.50	0.06	3.48	3.54	(0.11)	(0.93)	—	(1.04)	14.00	31.14	1.24	1.19	0.47	86	37
12-31-2012	10.50	0.11	1.86	1.97	(0.07)	(0.90)	—	(0.97)	11.50	19.29	1.24	1.19	0.99	80	38
12-31-2011	11.12	0.08	(0.64)	(0.56)	(0.06)	—	—	(0.06)	10.50	(5.04)	1.24	1.20	0.74	83	54
12-31-2010	9.81	0.17	1.37	1.54	(0.19)	(0.04)	—	(0.23)	11.12	15.79	1.25	1.20	1.65	106	43
12-31-2009	6.74	0.04	3.06	3.10	(0.03)	—	—	(0.03)	9.81	46.02	1.26	1.22	0.52	105	62	[3]
SERIES NAV
12-31-2013	11.45	0.09	3.47	3.56	(0.14)	(0.93)	—	(1.07)	13.94	31.47	0.99	0.94	0.72	532	37
12-31-2012	10.47	0.14	1.84	1.98	(0.10)	(0.90)	—	(1.00)	11.45	19.43	0.99	0.94	1.26	387	38
12-31-2011	11.08	0.11	(0.63)	(0.52)	(0.09)	—	—	(0.09)	10.47	(4.71)	0.99	0.95	1.02	370	54
12-31-2010	9.77	0.19	1.38	1.57	(0.22)	(0.04)	—	(0.26)	11.08	16.16	1.00	0.95	1.90	393	43
12-31-2009	6.72	0.07	3.04	3.11	(0.06)	—	—	(0.06)	9.77	46.27	1.01	0.97	0.88	375	62	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Mutual Shares Trust
SERIES I
12-31-2013	10.86	0.20	2.87	3.07	(0.18)	—	—	(0.18)	13.75	28.32	1.03	1.02	1.63	220	27
12-31-2012	9.65	0.18	1.18	1.36	(0.15)	—	—	(0.15)	10.86	14.13	1.06	1.05	1.73	203	28
12-31-2011	9.84	0.18	(0.28)	(0.10)	(0.09)	—	—	(0.09)	9.65	(0.94)	1.08	1.08	1.84	190	38
12-31-2010	9.05	0.26 [3]	0.78	1.04	(0.25)	—	—	(0.25)	9.84	11.52	1.08	1.08	2.76 [3]	173	30
12-31-2009	7.33	0.12	1.81	1.93	(0.21)	—	—	(0.21)	9.05	27.16	1.08	1.08	1.45	123	58
SERIES NAV
12-31-2013	10.85	0.21	2.87	3.08	(0.19)	—	—	(0.19)	13.74	28.40	0.98	0.97	1.69	475	27
12-31-2012	9.65	0.18	1.17	1.35	(0.15)	—	—	(0.15)	10.85	14.08	1.01	1.00	1.78	426	28
12-31-2011	9.84	0.19	(0.28)	(0.09)	(0.10)	—	—	(0.10)	9.65	(0.89)	1.03	1.03	1.89	415	38
12-31-2010	9.06	0.26 [3]	0.78	1.04	(0.26)	—	—	(0.26)	9.84	11.49	1.03	1.03	2.78 [3]	469	30
12-31-2009	7.33	0.13	1.81	1.94	(0.21)	—	—	(0.21)	9.06	27.31	1.03	1.03	1.72	468	58
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the portfolio, which amounted to $0.11 and 1.22%, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Natural Resources Trust
SERIES I
12-31-2013	10.09	0.05	0.25	0.30	(0.06)	—	—	(0.06)	10.33	2.97	1.16	1.13	0.48	11	64
12-31-2012	10.12	0.06	(0.01)	0.05	(0.08)	—	—	(0.08)	10.09	0.52	1.13	1.12	0.59	11	94
12-31-2011	12.77	0.09	(2.68)	(2.59)	(0.06)	—	—	(0.06)	10.12	(20.29)	1.11	1.11	0.72	13	87
12-31-2010	11.15	0.06	1.63	1.69	(0.07)	—	—	(0.07)	12.77	15.21	1.08	1.08	0.52	18	82
12-31-2009	13.43	0.07	3.23	3.30	(0.13)	(5.45)	—	(5.58)	11.15	59.19	1.08	1.08	0.73	17	30
SERIES II
12-31-2013	9.97	0.03	0.26	0.29	(0.04)	—	—	(0.04)	10.22	2.90	1.36	1.33	0.28	78	64
12-31-2012	10.01	0.04	(0.02)	0.02	(0.06)	—	—	(0.06)	9.97	0.22	1.33	1.32	0.38	99	94
12-31-2011	12.62	0.06	(2.63)	(2.57)	(0.04)	—	—	(0.04)	10.01	(20.38)	1.31	1.31	0.52	125	87
12-31-2010	11.03	0.03	1.61	1.64	(0.05)	—	—	(0.05)	12.62	14.87	1.28	1.28	0.32	191	82
12-31-2009	13.33	0.05	3.18	3.23	(0.08)	(5.45)	—	(5.53)	11.03	58.90	1.26	1.26	0.50	188	30
SERIES NAV
12-31-2013	9.92	0.05	0.25	0.30	(0.06)	—	—	(0.06)	10.16	3.07	1.11	1.08	0.54	67	64
12-31-2012	9.95	0.06	— [3]	0.06	(0.09)	—	—	(0.09)	9.92	0.58	1.08	1.07	0.62	69	94
12-31-2011	12.56	0.09	(2.64)	(2.55)	(0.06)	—	—	(0.06)	9.95	(20.27)	1.06	1.06	0.78	68	87
12-31-2010	10.97	0.06	1.61	1.67	(0.08)	—	—	(0.08)	12.56	15.25	1.03	1.03	0.57	80	82
12-31-2009	13.33	0.06	3.17	3.23	(0.14)	(5.45)	—	(5.59)	10.97	59.22	1.09	1.09	0.62	73	30
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Real Estate Securities Trust
SERIES I
12-31-2013	14.13	0.30	(0.31)	(0.01)	(0.28)	—	—	(0.28)	13.84	(0.10)	0.80	0.79	2.02	83	104
12-31-2012	12.26	0.21	1.90	2.11	(0.24)	—	—	(0.24)	14.13	17.26	0.79	0.79	1.58	95	99
12-31-2011	11.37	0.14	0.93	1.07	(0.18)	—	—	(0.18)	12.26	9.46	0.79	0.79	1.17	97	86
12-31-2010	8.96	0.21	2.39	2.60	(0.19)	—	—	(0.19)	11.37	29.19	0.78	0.78	2.09	106	99
12-31-2009	7.10	0.22	1.88	2.10	(0.24)	—	—	(0.24)	8.96	30.17	0.79	0.79	3.17	94	113
SERIES II
12-31-2013	14.16	0.27	(0.32)	(0.05)	(0.25)	—	—	(0.25)	13.86	(0.38)	1.00	0.99	1.80	58	104
12-31-2012	12.28	0.19	1.90	2.09	(0.21)	—	—	(0.21)	14.16	17.09	0.99	0.99	1.37	72	99
12-31-2011	11.39	0.12	0.93	1.05	(0.16)	—	—	(0.16)	12.28	9.24	0.99	0.99	0.97	74	86
12-31-2010	8.98	0.19	2.39	2.58	(0.17)	—	—	(0.17)	11.39	28.87	0.98	0.98	1.90	82	99
12-31-2009	7.11	0.20	1.90	2.10	(0.23)	—	—	(0.23)	8.98	30.04	0.99	0.99	2.93	71	113
SERIES NAV
12-31-2013	14.05	0.31	(0.31)	—	(0.29)	—	—	(0.29)	13.76	(0.05)	0.75	0.74	2.10	224	104
12-31-2012	12.19	0.22	1.88	2.10	(0.24)	—	—	(0.24)	14.05	17.33	0.74	0.74	1.65	231	99
12-31-2011	11.30	0.15	0.93	1.08	(0.19)	—	—	(0.19)	12.19	9.58	0.74	0.74	1.24	214	86
12-31-2010	8.91	0.22	2.37	2.59	(0.20)	—	—	(0.20)	11.30	29.20	0.73	0.73	2.14	211	99
12-31-2009	7.06	0.22	1.88	2.10	(0.25)	—	—	(0.25)	8.91	30.26	0.74	0.74	3.21	177	113
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Science & Technology Trust
SERIES I
12-31-2013	17.23	(0.03)	7.53	7.50	—	—	—	—	24.73	43.53	1.13	1.10	(0.15)	375	105
12-31-2012	15.60	(0.03)	1.66	1.63	—	—	—	—	17.23	10.45	1.16	1.13	(0.16)	282	89
12-31-2011	16.91	(0.05)	(1.26)	(1.31)	—	—	—	—	15.60	(7.75)	1.16	1.13	(0.30)	299	115
12-31-2010	13.57	(0.06)	3.40	3.34	—	—	—	—	16.91	24.61	1.16	1.13	(0.40)	370	117
12-31-2009	8.25	(0.01)	5.33	5.32	—	—	—	—	13.57	64.48	1.15	1.12	(0.13)	321	128
SERIES II
12-31-2013	16.92	(0.07)	7.39	7.32	—	—	—	—	24.24	43.26	1.33	1.30	(0.35)	49	105
12-31-2012	15.35	(0.06)	1.63	1.57	—	—	—	—	16.92	10.23	1.36	1.33	(0.37)	41	89
12-31-2011	16.68	(0.09)	(1.24)	(1.33)	—	—	—	—	15.35	(7.97)	1.36	1.33	(0.51)	45	115
12-31-2010	13.41	(0.08)	3.35	3.27	—	—	—	—	16.68	24.38	1.36	1.33	(0.60)	61	117
12-31-2009	8.16	(0.04)	5.29	5.25	—	—	—	—	13.41	64.34	1.35	1.32	(0.33)	57	128
SERIES NAV
12-31-2013	17.31	(0.02)	7.56	7.54	—	—	—	—	24.85	43.56	1.08	1.05	(0.10)	19	105
12-31-2012	15.66	(0.03)	1.68	1.65	—	—	—	—	17.31	10.54	1.11	1.08	(0.15)	13	89
12-31-2011	16.97	(0.04)	(1.27)	(1.31)	—	—	—	—	15.66	(7.72)	1.11	1.08	(0.25)	10	115
12-31-2010	13.61	(0.05)	3.41	3.36	—	—	—	—	16.97	24.69	1.11	1.08	(0.36)	12	117
12-31-2009	8.27	(0.01)	5.35	5.34	—	—	—	—	13.61	64.57	1.10	1.07	(0.07)	7	128
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Growth Trust
SERIES I
12-31-2013	9.29	(0.08)	4.13	4.05	—	(0.52)	—	(0.52)	12.82	44.08	1.15	1.15	(0.71)	128	114
12-31-2012	9.18	(0.03)	1.51	1.48	—	(1.37)	—	(1.37)	9.29	16.47	1.16	1.15	(0.31)	83	132
12-31-2011	10.12	(0.06)	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.18	(6.81)	1.16	1.15	(0.62)	83	136
12-31-2010	8.29	(0.06)	1.89	1.83	—	—	—	—	10.12	22.07	1.15	1.15	(0.69)	77	139
12-31-2009	6.16	(0.04)	2.17	2.13	—	—	—	—	8.29	34.58	1.15	1.15	(0.54)	55	200
SERIES II
12-31-2013	9.10	(0.10)	4.04	3.94	—	(0.52)	—	(0.52)	12.52	43.79	1.35	1.35	(0.91)	46	114
12-31-2012	9.03	(0.05)	1.49	1.44	—	(1.37)	—	(1.37)	9.10	16.29	1.36	1.35	(0.51)	31	132
12-31-2011	9.98	(0.08)	(0.62)	(0.70)	—	(0.25)	—	(0.25)	9.03	(7.01)	1.36	1.35	(0.82)	32	136
12-31-2010	8.20	(0.08)	1.86	1.78	—	—	—	—	9.98	21.71	1.35	1.35	(0.89)	36	139
12-31-2009	6.10	(0.05)	2.15	2.10	—	—	—	—	8.20	34.43	1.35	1.35	(0.74)	33	200
SERIES NAV
12-31-2013	9.33	(0.07)	4.15	4.08	—	(0.52)	—	(0.52)	12.89	44.21	1.10	1.10	(0.66)	393	114
12-31-2012	9.21	(0.02)	1.51	1.49	—	(1.37)	—	(1.37)	9.33	16.52	1.11	1.10	(0.24)	278	132
12-31-2011	10.15	(0.06)	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.21	(6.79)	1.11	1.10	(0.58)	266	136
12-31-2010	8.31	(0.06)	1.90	1.84	—	—	—	—	10.15	22.14	1.10	1.10	(0.64)	291	139
12-31-2009	6.18	(0.03)	2.16	2.13	—	—	—	—	8.31	34.47	1.10	1.10	(0.49)	276	200
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Index Trust
SERIES I
12-31-2013	12.39	0.15	4.57	4.72	(0.22)	(1.06)	—	(1.28)	15.83	38.58	0.57	0.52	1.03	317	17
12-31-2012	13.15	0.24	1.72	1.96	(0.26)	(2.46)	—	(2.72)	12.39	16.10	0.56	0.54	1.77	208	13
12-31-2011	14.01	0.11	(0.75)	(0.64)	(0.16)	(0.06)	—	(0.22)	13.15	(4.50)	0.55	0.55	0.79	194	17
12-31-2010	11.14	0.12	2.81	2.93	(0.06)	—	—	(0.06)	14.01	26.36	0.55	0.55	0.96	219	15
12-31-2009	9.16	0.11	2.24	2.35	(0.08)	(0.29)	—	(0.37)	11.14	26.65	0.56	0.56	1.19	165	32
SERIES II
12-31-2013	12.35	0.12	4.55	4.67	(0.19)	(1.06)	—	(1.25)	15.77	38.31	0.77	0.72	0.81	64	17
12-31-2012	13.12	0.21	1.72	1.93	(0.24)	(2.46)	—	(2.70)	12.35	15.82	0.76	0.74	1.55	60	13
12-31-2011	13.97	0.08	(0.74)	(0.66)	(0.13)	(0.06)	—	(0.19)	13.12	(4.64)	0.75	0.75	0.58	60	17
12-31-2010	11.11	0.09	2.81	2.90	(0.04)	—	—	(0.04)	13.97	26.10	0.75	0.75	0.74	73	15
12-31-2009	9.14	0.09	2.23	2.32	(0.06)	(0.29)	—	(0.35)	11.11	26.34	0.76	0.76	0.99	67	32
SERIES NAV
12-31-2013	12.39	0.16	4.57	4.73	(0.22)	(1.06)	—	(1.28)	15.84	38.72	0.52	0.47	1.08	76	17
12-31-2012	13.16	0.20	1.76	1.96	(0.27)	(2.46)	—	(2.73)	12.39	16.06	0.51	0.49	1.42	50	13
12-31-2011	14.01	0.12	(0.74)	(0.62)	(0.17)	(0.06)	—	(0.23)	13.16	(4.38)	0.50	0.50	0.84	430	17
12-31-2010	11.14	0.12	2.82	2.94	(0.07)	—	—	(0.07)	14.01	26.42	0.50	0.50	0.99	481	15
12-31-2009	9.16	0.12	2.24	2.36	(0.09)	(0.29)	—	(0.38)	11.14	26.71	0.51	0.51	1.23	456	32
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Opportunities Trust
SERIES I
12-31-2013	22.13	0.01	8.87	8.88	(0.17)	—	—	(0.17)	30.84	40.16	1.11	1.02	0.05	131	22
12-31-2012	18.94	0.12	3.07	3.19	—	—	—	—	22.13	16.84	1.11	1.02	0.59	32	25
12-31-2011	19.58	— [3]	(0.62)	(0.62)	(0.02)	—	—	(0.02)	18.94	(3.16)	1.10	1.01	(0.02)	32	36
12-31-2010	15.10	0.02	4.46	4.48	—	—	—	—	19.58	29.67	1.10	1.02	0.11	45	37
12-31-2009	11.28	(0.01)	3.83	3.82	—	—	—	—	15.10	33.87	1.27	1.19	(0.08)	36	54
SERIES II
12-31-2013	21.90	(0.04)	8.78	8.74	(0.13)	—	—	(0.13)	30.51	39.92	1.31	1.22	(0.17)	57	22
12-31-2012	18.78	0.08	3.04	3.12	—	—	—	—	21.90	16.61	1.31	1.22	0.37	32	25
12-31-2011	19.44	(0.04)	(0.61)	(0.65)	(0.01)	—	—	(0.01)	18.78	(3.32)	1.30	1.21	(0.21)	33	36
12-31-2010	15.03	(0.01)	4.42	4.41	—	—	—	—	19.44	29.34	1.30	1.22	(0.08)	40	37
12-31-2009	11.25	(0.04)	3.82	3.78	—	—	—	—	15.03	33.60	1.47	1.39	(0.28)	31	54
SERIES NAV
12-31-2013	22.02	0.02	8.84	8.86	(0.18)	—	—	(0.18)	30.70	40.27	1.06	0.97	0.08	125	22
12-31-2012	18.84	0.13	3.05	3.18	—	—	—	—	22.02	16.88	1.06	0.97	0.63	91	25
12-31-2011	19.47	0.01	(0.62)	(0.61)	(0.02)	—	—	(0.02)	18.84	(3.12)	1.05	0.96	0.04	88	36
12-31-2010	15.01	0.03	4.43	4.46	—	—	—	—	19.47	29.71	1.05	0.97	0.16	98	37
12-31-2009	11.20	— [3]	3.81	3.81	—	—	—	—	15.01	34.02	1.22	1.14	— [4]	86	54
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Less than 0.005%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Value Trust
SERIES I
12-31-2013	20.70	0.06	6.79	6.85	(0.13)	(1.33)	—	(1.46)	26.09	33.32	1.13		1.12		0.23	376	24
12-31-2012	18.94	0.23	2.65	2.88	(0.17)	(0.95)	—	(1.12)	20.70	15.63	1.13		1.13		1.17	270	19
12-31-2011	18.89	0.10	0.11	0.21	(0.16)	—	—	(0.16)	18.94	1.15	1.14		1.14		0.53	229	20
12-31-2010	15.04	0.15	3.76	3.91	(0.06)	—	—	(0.06)	18.89	26.04	1.15		1.15		0.92	217	23
12-31-2009	11.76	0.09	3.27	3.36	(0.08)	—	—	(0.08)	15.04	28.65	1.16		1.16		0.73	137	29
SERIES II
12-31-2013	20.66	0.01	6.77	6.78	(0.10)	(1.33)	—	(1.43)	26.01	33.00	1.33		1.32		0.03	49	24
12-31-2012	18.89	0.18	2.67	2.85	(0.13)	(0.95)	—	(1.08)	20.66	15.50	1.33		1.33		0.90	39	19
12-31-2011	18.85	0.06	0.10	0.16	(0.12)	—	—	(0.12)	18.89	0.90	1.34		1.34		0.32	46	20
12-31-2010	15.00	0.11	3.77	3.88	(0.03)	—	—	(0.03)	18.85	25.86	1.35		1.35		0.65	53	23
12-31-2009	11.73	0.06	3.26	3.32	(0.05)	—	—	(0.05)	15.00	28.39	1.36		1.36		0.51	40	29
SERIES NAV
12-31-2013	20.67	0.07	6.77	6.84	(0.14)	(1.33)	—	(1.47)	26.04	33.33	1.08		1.07		0.28	371	24
12-31-2012	18.90	0.24	2.66	2.90	(0.18)	(0.95)	—	(1.13)	20.67	15.78	1.08		1.08		1.20	314	19
12-31-2011	18.86	0.11	0.10	0.21	(0.17)	—	—	(0.17)	18.90	1.15	1.09		1.09		0.58	306	20
12-31-2010	15.01	0.15	3.77	3.92	(0.07)	—	—	(0.07)	18.86	26.15	1.10		1.10		0.91	313	23
12-31-2009	11.73	0.10	3.27	3.37	(0.09)	—	—	(0.09)	15.01	28.79	1.11		1.11		0.77	287	29
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Company Growth Trust
SERIES NAV
12-31-2013	18.34	(0.04)	7.37	7.33	(0.05)	—	—	(0.05)	25.62	39.98	1.07		1.06		(0.20)	158	32
12-31-2012	15.50	0.04	2.80	2.84	—	—	—	—	18.34	18.32	1.07		1.07		0.24	106	28
12-31-2011	15.78	(0.07)	(0.21)[3]	(0.28)	—	—	—	—	15.50	(1.77)	1.08		1.08		(0.42)	101	39
12-31-2010	12.48	(0.06)	3.36	3.30	—	—	—	—	15.78	26.44	1.10		1.10		(0.44)	108	34
12-31-2009	9.54	(0.02)[4]	2.96	2.94	—	—	—	—	12.48	30.82	1.13		1.13		(0.21)[4]	103	49
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the portfolio which amounted to $0.02 and 0.23%, respectively.

Small Company Value Trust
SERIES I
12-31-2013	19.50	0.07	6.08	6.15	(0.39)	—	—	(0.39)	25.26	31.61	1.13		1.07		0.32	88	7
12-31-2012	16.81	0.26	2.48	2.74	(0.05)	—	—	(0.05)	19.50	16.30	1.13		1.07		1.41	79	5
12-31-2011	17.07	0.06	(0.22)	(0.16)	(0.10)	—	—	(0.10)	16.81	(0.93)	1.13		1.07		0.38	85	6
12-31-2010	14.26	0.09	2.93	3.02	(0.21)	—	—	(0.21)	17.07	21.36	1.13		1.07		0.60	105	9
12-31-2009	12.97	0.08	2.99	3.07	(0.05)	(1.73)	—	(1.78)	14.26	27.69	1.13		1.08		0.63	109	11	[3]
SERIES II
12-31-2013	19.32	0.03	6.02	6.05	(0.38)	—	—	(0.38)	24.99	31.41	1.33		1.27		0.12	75	7
12-31-2012	16.66	0.22	2.46	2.68	(0.02)	—	—	(0.02)	19.32	16.11	1.33		1.27		1.20	73	5
12-31-2011	16.93	0.03	(0.24)	(0.21)	(0.06)	—	—	(0.06)	16.66	(1.20)	1.33		1.27		0.18	78	6
12-31-2010	14.14	0.06	2.91	2.97	(0.18)	—	—	(0.18)	16.93	21.15	1.33		1.27		0.41	93	9
12-31-2009	12.88	0.05	2.97	3.02	(0.03)	(1.73)	—	(1.76)	14.14	27.48	1.33		1.28		0.43	91	11	[3]
SERIES NAV
12-31-2013	19.46	0.09	6.06	6.15	(0.39)	—	—	(0.39)	25.22	31.68	1.08		1.02		0.38	259	7
12-31-2012	16.76	0.27	2.48	2.75	(0.05)	—	—	(0.05)	19.46	16.41	1.08		1.02		1.49	216	5
12-31-2011	17.03	0.08	(0.24)	(0.16)	(0.11)	—	—	(0.11)	16.76	(0.94)	1.08		1.02		0.44	203	6
12-31-2010	14.23	0.10	2.92	3.02	(0.22)	—	—	(0.22)	17.03	21.39	1.08		1.02		0.66	215	9
12-31-2009	12.94	0.08	3.00	3.08	(0.06)	(1.73)	—	(1.79)	14.23	27.82	1.08		1.03		0.68	205	11	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Strategic Equity Allocation Trust
SERIES NAV
12-31-2013	13.27	0.27	3.60	3.87	(0.25)	(0.04)	—	(0.29)	16.85	29.23	0.66		0.50		1.77	11,162	19
12-31-2012[3]	12.50	0.20	0.70	0.90	(0.13)	—	—	(0.13)	13.27	7.26 [4]	0.67	[5]	0.49	[5]	2.22 [5]	8,003	10
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series NAV is 4-16-12. 4. Not annualized. 5. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Stock Market Index Trust
SERIES I
12-31-2013	13.15	0.21		4.16	4.37	(0.22)	(0.22)	—	(0.44)	17.08	33.39		0.56		0.56		1.38		424	3
12-31-2012	11.59	0.21		1.58	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.50		0.57		0.57		1.65		295	6
12-31-2011	11.71	0.19		(0.16)	0.03	(0.15)	—	—	(0.15)	11.59	0.28		0.57		0.57		1.62		261	2
12-31-2010	10.12	0.15		1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.20		0.57		0.57		1.41		268	5
12-31-2009	7.97	0.14		2.15	2.29	(0.14)	—	—	(0.14)	10.12	28.87		0.57		0.57		1.66		233	9
SERIES II
12-31-2013	13.12	0.18		4.14	4.32	(0.19)	(0.22)	—	(0.41)	17.03	33.09		0.76		0.76		1.19		44	3
12-31-2012	11.57	0.18		1.57	1.75	(0.17)	(0.03)	—	(0.20)	13.12	15.22		0.77		0.77		1.44		41	6
12-31-2011	11.68	0.17		(0.15)	0.02	(0.13)	—	—	(0.13)	11.57	0.16		0.77		0.77		1.41		40	2
12-31-2010	10.10	0.13		1.57	1.70	(0.12)	—	—	(0.12)	11.68	16.89		0.77		0.77		1.20		48	5
12-31-2009	7.96	0.13		2.13	2.26	(0.12)	—	—	(0.12)	10.10	28.52		0.77		0.77		1.47		50	9
SERIES NAV
12-31-2013	13.15	0.22		4.16	4.38	(0.23)	(0.22)	—	(0.45)	17.08	33.45		0.51		0.51		1.44		88	3
12-31-2012	11.59	0.22		1.57	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.56		0.52		0.52		1.71		66	6
12-31-2011	11.71	0.20		(0.16)	0.04	(0.16)	—	—	(0.16)	11.59	0.33		0.52		0.52		1.66		62	2
12-31-2010	10.12	0.15		1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.26		0.52		0.52		1.45		73	5
12-31-2009	7.97	0.15		2.15	2.30	(0.15)	—	—	(0.15)	10.12	28.93		0.52		0.52		1.72		72	9
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
U.S. Equity Trust
SERIES I
12-31-2013	14.03	0.23		3.72	3.95	(0.27)	—	—	(0.27)	17.71	28.23		0.83		0.83		1.42		144	28
12-31-2012[3]	13.85	0.16		0.22	0.38	(0.20)	—	—	(0.20)	14.03	2.77	[4]	0.84	[5]	0.84	[5]	1.70	[5]	129	44	[6,7]
SERIES II
12-31-2013	14.03	0.20		3.73	3.93	(0.24)	—	—	(0.24)	17.72	28.07		1.03		1.03		1.22		9	28
12-31-2012[3]	13.85	0.14		0.22	0.36	(0.18)	—	—	(0.18)	14.03	2.60	[4]	1.04	[5]	1.04	[5]	1.50	[5]	8	44	[6,7]
SERIES NAV
12-31-2013	14.03	0.24		3.73	3.97	(0.28)	—	—	(0.28)	17.72	28.36		0.78		0.78		1.47		809	28
12-31-2012	12.65	0.22		1.37	1.59	(0.21)	—	—	(0.21)	14.03	12.56		0.79		0.79		1.63		791	44	[6]
12-31-2011	11.89	0.19		0.77	0.96	(0.20)	—	—	(0.20)	12.65	8.13		0.79		0.79		1.55		772	35
12-31-2010	11.18	0.15		0.73	0.88	(0.17)	—	—	(0.17)	11.89	7.92		0.79		0.79		1.34		809	66
12-31-2009	9.45	0.16		1.71	1.87	(0.14)	—	—	(0.14)	11.18	19.94		0.80		0.80		1.61		968	33
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and II shares is 4-30-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

Utilities Trust
SERIES I
12-31-2013	13.06	0.48		2.20	2.68	(0.30)	—	—	(0.30)	15.44	20.57		0.95		0.95		3.25		416	58
12-31-2012	11.92	0.40		1.21	1.61	(0.47)	—	—	(0.47)	13.06	13.65		0.97		0.97		3.17		141	52
12-31-2011	11.62	0.46		0.30	0.76	(0.46)	—	—	(0.46)	11.92	6.65		0.97		0.97		3.77		128	51
12-31-2010	10.42	0.36		1.10	1.46	(0.26)	—	—	(0.26)	11.62	14.03		0.95		0.95		3.39		116	56
12-31-2009	8.16	0.35	[3]	2.35	2.70	(0.44)	—	—	(0.44)	10.42	33.64		0.95		0.95		3.94	[3]	114	70
SERIES II
12-31-2013	12.96	0.41		2.22	2.63	(0.27)	—	—	(0.27)	15.32	20.35		1.15		1.15		2.81		25	58
12-31-2012	11.84	0.37		1.19	1.56	(0.44)	—	—	(0.44)	12.96	13.36		1.17		1.17		2.95		25	52
12-31-2011	11.53	0.43		0.32	0.75	(0.44)	—	—	(0.44)	11.84	6.58		1.17		1.17		3.59		30	51
12-31-2010	10.35	0.34		1.08	1.42	(0.24)	—	—	(0.24)	11.53	13.73		1.15		1.15		3.19		32	56
12-31-2009	8.11	0.33	[3]	2.33	2.66	(0.42)	—	—	(0.42)	10.35	33.34		1.15		1.15		3.75	[3]	34	70
SERIES NAV
12-31-2013	13.04	0.45		2.24	2.69	(0.31)	—	—	(0.31)	15.42	20.65		0.90		0.90		3.06		32	58
12-31-2012	11.91	0.39		1.21	1.60	(0.47)	—	—	(0.47)	13.04	13.64		0.92		0.92		3.14		27	52
12-31-2011	11.60	0.46		0.32	0.78	(0.47)	—	—	(0.47)	11.91	6.80		0.92		0.92		3.82		36	51
12-31-2010	10.41	0.37		1.09	1.46	(0.27)	—	—	(0.27)	11.60	14.00		0.90		0.90		3.49		29	56
12-31-2009	8.16	0.36	[3]	2.34	2.70	(0.45)	—	—	(0.45)	10.41	33.58		0.90		0.90		4.03	[3]	21	70
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the portfolio which amounted to $0.13, $0.12 and $0.13 for Series I, Series II and Series NAV. The percentage of average net assets was 1.41% for all Series.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Value Trust
SERIES I
12-31-2013	19.31	0.15	6.68		6.83	(0.19)	—	—	(0.19)	25.95	35.40	0.79	0.79	0.64	523	42
12-31-2012	16.58	0.20	2.68		2.88	(0.15)	—	—	(0.15)	19.31	17.42	0.82	0.81	1.11	409	24
12-31-2011	16.61	0.16	—	[3]	0.16	(0.19)	—	—	(0.19)	16.58	0.98	0.83	0.83	0.93	197	28
12-31-2010	13.72	0.14	2.90		3.04	(0.15)	—	—	(0.15)	16.61	22.22	0.83	0.83	0.94	218	43
12-31-2009	9.84	0.14	3.89		4.03	(0.15)	—	—	(0.15)	13.72	41.18	0.84	0.84	1.29	191	70
SERIES II
12-31-2013	19.26	0.10	6.66		6.76	(0.15)	—	—	(0.15)	25.87	35.10	0.99	0.99	0.44	36	42
12-31-2012	16.54	0.16	2.68		2.84	(0.12)	—	—	(0.12)	19.26	17.18	1.02	1.01	0.87	30	24
12-31-2011	16.56	0.12	0.01		0.13	(0.15)	—	—	(0.15)	16.54	0.84	1.03	1.03	0.73	30	28
12-31-2010	13.68	0.11	2.89		3.00	(0.12)	—	—	(0.12)	16.56	21.96	1.03	1.03	0.73	35	43
12-31-2009	9.82	0.12	3.87		3.99	(0.13)	—	—	(0.13)	13.68	40.79	1.04	1.04	1.10	32	70
SERIES NAV
12-31-2013	19.29	0.16	6.67		6.83	(0.20)	—	—	(0.20)	25.92	35.44	0.74	0.74	0.68	33	42
12-31-2012	16.56	0.21	2.68		2.89	(0.16)	—	—	(0.16)	19.29	17.50	0.77	0.76	1.14	24	24
12-31-2011	16.59	0.16	0.01		0.17	(0.20)	—	—	(0.20)	16.56	1.03	0.78	0.78	0.98	18	28
12-31-2010	13.70	0.14	2.91		3.05	(0.16)	—	—	(0.16)	16.59	22.31	0.78	0.78	0.98	22	43
12-31-2009	9.83	0.15	3.88		4.03	(0.16)	—	—	(0.16)	13.70	41.19	0.79	0.79	1.33	17	70
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the portfolios), fifty of which are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust (collectively, the JHVIT Feeder Funds), Core Strategy Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series (collectively, the Lifestyle PS Series) and Franklin Templeton Founding Allocation Trust, operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) website at sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report.

The portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of Assets and Liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

Lifestyle Aggressive PS Series commenced operations on November 1, 2013.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios.

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time (ET). In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The portfolio may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolio’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. For the Emerging Markets Value Trust, Financial Services Trust, Health Sciences Trust, International Equity Index B Trust, and Utilities Trust, securities with market value of approximately $57,909,435, $1,879,578, $943,049, $16,182,143, $6,063,656, respectively, at the beginning of the year were transferred from Level 1 to 2 during the period since quoted prices in active markets for identical securities were no longer available and securities were valued using other significant unobservable inputs.

As of December 31, 2013, for All Cap Core Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, American New World Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Small Company Growth Trust, Small Company Value Trust, U.S. Equity Trust and Value Trust, all investments are categorized as Level 1 under the hierarchy described above.

For 500 Index Trust B, Mid Cap Index Trust, Real Estate Securities Trust, and Small Cap Value Trust, all investments are categorized as Level 1 except repurchase agreements and/or short-term discount notes which are categorized as Level 2.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2013, by major security category or type:

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Opportunities Trust
Common Stocks
Consumer Discretionary	$175,185,497	$158,749,246	$16,436,251	—
Consumer Staples	38,741,793	24,107,066	14,634,727	—
Energy	60,799,240	51,878,555	8,920,685	—
Financials	103,864,397	94,729,600	9,134,797	—
Health Care	135,238,029	116,321,642	18,916,387	—
Industrials	142,292,595	124,003,741	18,288,854	—
Information Technology	183,746,915	168,810,657	14,936,258	—
Materials	41,375,476	36,248,557	5,126,919	—
Telecommunication Services	4,373,443	4,373,443	—	—
Utilities	6,134,056	6,134,056	—	—
Warrants	1,526,303	—	1,526,303	—
Securities Lending Collateral	59,085,145	59,085,145	—	—
Short-Term Investments	8,700,000	—	8,700,000	—
Total Investments in Securities	$961,062,889	$844,441,708	$116,621,181	—

Blue Chip Growth Trust
Common Stocks
Consumer Discretionary	$530,740,448	$524,449,440	$6,291,008	—
Consumer Staples	48,350,593	48,350,593	—	—
Energy	77,773,345	77,773,345	—	—
Financials	145,399,626	145,399,626	—	—
Health Care	282,679,717	282,679,717	—	—
Industrials	263,805,474	263,805,474	—	—
Information Technology	476,962,382	456,697,999	20,264,383	—
Materials	83,771,944	83,771,944	—	—
Telecommunication Services	39,835,895	34,860,427	4,975,468	—
Securities Lending Collateral	42,838,068	42,838,068	—	—
Short-Term Investments	5,475,715	5,475,715	—	—
Total Investments in Securities	$1,997,633,207	$1,966,102,348	$31,530,859	—

Capital Appreciation Trust
Common Stocks
Consumer Discretionary	$300,767,509	$266,588,381	$34,179,128	—
Consumer Staples	89,526,480	89,526,480	—	—
Energy	43,489,715	43,489,715	—	—
Financials	23,748,018	23,748,018	—	—
Health Care	217,496,367	217,496,367	—	—
Industrials	94,755,319	87,770,165	6,985,154	—
Information Technology	320,646,474	320,646,474	—	—
Materials	26,128,529	26,128,529	—	—
Telecommunication Services	9,989,952	9,989,952	—	—
Securities Lending Collateral	50,509,876	50,509,876	—	—
Total Investments in Securities	$1,177,058,239	$1,135,893,957	$41,164,282	—

Capital Appreciation Value Trust
Common Stocks
Consumer Discretionary	$27,873,388	$27,873,388	—	—
Consumer Staples	25,912,584	20,203,878	$5,708,706	—
Energy	7,165,330	7,165,330	—	—
Financials	39,541,175	39,541,175	—	—
Health Care	43,606,533	43,606,533	—	—
Industrials	35,699,480	35,699,480	—	—
Information Technology	28,365,546	28,365,546	—	—
Telecommunication Services	11,340,029	11,340,029	—	—
Utilities	20,218,940	20,218,940	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Value Trust (continued)
Preferred Securities
Financials	$778,750	$778,750	—	—
Utilities	301,500	301,500	—	—
U.S. Government & Agency Obligations	22,235,087	—	$22,235,087	—
Corporate Bonds
Consumer Discretionary	10,191,305	—	10,191,305	—
Consumer Staples	3,788,808	—	3,788,808	—
Energy	11,526,515	—	11,526,515	—
Financials	4,136,190	—	4,136,190	—
Health Care	1,504,122	—	1,504,122	—
Industrials	7,649,096	—	7,649,096	—
Information Technology	489,500	—	489,500	—
Materials	1,060,861	—	1,060,861	—
Telecommunication Services	6,072,636	—	6,072,636	—
Utilities	1,524,648	—	1,524,648	—
Convertible Bonds	1,338,656	—	1,338,656	—
Term Loans
Consumer Discretionary	4,734,475	—	4,734,475	—
Consumer Staples	15,252,615	—	15,252,615	—
Energy	191,938	—	191,938	—
Health Care	323,757	—	323,757	—
Telecommunication Services	7,829,042	—	7,829,042	—
Collateralized Mortgage Obligations	6,225,423	—	6,225,423	—
Asset Backed Securities	2,317,584	—	2,317,584	—
Short-Term Investments	11,866,676	11,866,676	—	—
Total Investments in Securities	$361,062,189	$246,961,225	$114,100,964	—
Other Financial Instruments:
Written Options	($848,904)	($457,872)	($391,032)	—

Core Strategy Trust
Common Stocks
Consumer Discretionary	$794	—	—	$794
Consumer Staples	3,274	—	$3,274	—
Energy	3,060	$3,060	—	—
Health Care	686	—	—	686
Industrials	386	314	—	72
Materials	1,609	—	1	1,608
Investment Companies	4,079,130,662	4,079,130,662	—	—
Total Investments in Securities	$4,079,140,471	$4,079,134,036	$3,275	$3,160

Emerging Markets Value Trust
Common Stocks
Australia	$192,677	—	$192,677	—
Brazil	78,293,915	$51,308,951	26,984,964	—
Chile	17,504,229	8,414,266	9,089,963	—
China	116,270,535	17,060,335	99,012,370	$197,830
Colombia	2,031,076	—	2,031,076	—
Czech Republic	2,712,768	—	2,712,768	—
Hong Kong	48,594,501	3,229,587	45,300,754	64,160
Hungary	5,532,079	—	5,532,079	—
India	75,851,478	2,979,727	72,848,080	23,671
Indonesia	23,567,656	—	23,557,529	10,127
Israel	26,285	—	26,285	—
Malaysia	48,948,304	—	48,948,304	—
Mexico	68,511,551	68,416,922	15,026	79,603
Philippines	9,360,408	—	9,295,637	64,771
Poland	21,411,950	—	21,411,950	—
Russia	61,938,901	—	61,938,901	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Emerging Markets Value Trust (continued)
South Africa	$75,227,021	$8,404,726	$66,822,295	—
South Korea	182,180,785	43,533,005	138,493,345	$154,435
Taiwan	163,036,491	2,821,915	160,214,576	—
Thailand	29,876,165	—	29,876,165	—
Turkey	17,023,084	—	17,017,724	5,360
United States	19,645	—	19,645	—
Preferred Securities
Brazil	27,542,537	—	27,542,537	—
Colombia	634,026	—	634,026	—
Rights	21,150	123	21,027	—
Warrants	80,235	80,228	7	—
Securities Lending Collateral	70,267,579	70,267,579	—	—
Total Investments in Securities	$1,146,657,031	$276,517,364	$869,539,710	$599,957

Equity-Income Trust
Common Stocks
Consumer Discretionary	$222,104,651	$222,104,651	—	—
Consumer Staples	103,417,874	103,417,874	—	—
Energy	308,179,763	303,696,560	$4,483,203	—
Financials	411,584,904	411,584,904	—	—
Health Care	138,787,546	127,884,655	10,902,891	—
Industrials	316,832,935	316,832,935	—	—
Information Technology	200,398,251	182,916,501	—	$17,481,750
Materials	101,209,448	101,209,448	—	—
Telecommunication Services	73,016,606	56,895,083	16,121,523	—
Utilities	107,005,773	107,005,773	—	—
Preferred Securities	1,106,790	1,106,790	—	—
Securities Lending Collateral	111,561,517	111,561,517	—	—
Short-Term Investments	113,102,493	113,102,493	—	—
Total Investments in Securities	$2,208,308,551	$2,159,319,184	$31,507,617	$17,481,750

Financial Services Trust
Common Stocks
Consumer Discretionary	$2,885,982	$2,885,982	—	—
Consumer Staples	6,641,696	6,641,696	—	—
Energy	5,226,926	5,226,926	—	—
Financials	149,066,865	130,913,736	$14,902,857	$3,250,272
Information Technology	17,549,459	15,318,284	2,231,175	—
Securities Lending Collateral	1,377,309	1,377,309	—	—
Total Investments in Securities	$182,748,237	$162,363,933	$17,134,032	$3,250,272

Fundamental All Cap Core Trust
Common Stocks
Consumer Discretionary	$425,111,408	$425,111,408	—	—
Consumer Staples	45,805,177	15,714,281	$30,090,896	—
Energy	136,251,438	136,251,438	—	—
Financials	396,681,753	396,681,753	—	—
Health Care	30,859,872	30,859,872	—	—
Industrials	99,098,196	99,098,196	—	—
Information Technology	445,958,776	445,958,776	—	—
Materials	41,021,542	41,021,542	—	—
Short-Term Investments	21,905,000	—	21,905,000	—
Total Investments in Securities	$1,642,693,162	$1,590,697,266	$51,995,896	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Fundamental Large Cap Value Trust
Common Stocks
Consumer Discretionary	$170,441,566	$152,718,885	$17,722,681	—
Consumer Staples	112,812,471	60,097,756	52,714,715	—
Energy	149,424,107	149,424,107	—	—
Financials	351,609,628	351,609,628	—	—
Health Care	58,730,755	58,730,755	—	—
Industrials	65,683,439	65,683,439	—	—
Information Technology	157,160,552	157,160,552	—	—
Materials	17,926,061	17,926,061	—	—
Short-Term Investments	4,167,000	—	4,167,000	—
Total Investments in Securities	$1,087,955,579	$1,013,351,183	$74,604,396	—

Fundamental Value Trust
Common Stocks
Consumer Discretionary	$175,059,982	$168,054,151	$7,005,831	—
Consumer Staples	229,613,945	211,430,620	18,183,325	—
Energy	108,592,103	108,592,103	—	—
Financials	572,712,270	522,286,381	50,425,889	—
Health Care	105,494,385	105,494,385	—	—
Industrials	80,263,049	42,065,571	38,197,478	—
Information Technology	199,006,433	199,006,433	—	—
Materials	90,533,944	81,255,044	9,278,900	—
Corporate Bonds	372,763	—	372,763	—
Securities Lending Collateral	11,864,805	11,864,805	—	—
Commercial Paper	20,199,885	—	20,199,885	—
Total Investments in Securities	$1,593,713,564	$1,450,049,493	$143,664,071	—

Global Trust
Common Stocks
Brazil	$9,292,471	$9,292,471	—	—
Canada	10,014,398	10,014,398	—	—
China	7,289,882	2,682,233	$4,607,649	—
Denmark	3,433,762	—	3,433,762	—
France	73,298,089	—	73,298,089	—
Germany	40,551,893	—	40,551,893	—
Hong Kong	2,390,987	—	2,390,987	—
India	3,091,801	3,091,801	—	—
Ireland	10,695,897	—	10,695,897	—
Israel	3,457,702	3,457,702	—	—
Italy	22,461,635	—	22,461,635	—
Japan	23,941,709	—	23,941,709	—
Netherlands	41,342,925	—	41,342,925	—
Portugal	8,323,450	—	8,323,450	—
Russia	3,437,427	1,697,928	1,739,499	—
Singapore	17,071,989	4,835,737	12,236,252	—
South Korea	28,121,553	7,996,188	20,125,365	—
Spain	7,181,091	—	7,181,091	—
Sweden	10,893,248	—	10,893,248	—
Switzerland	28,245,710	—	28,245,710	—
Turkey	5,103,038	5,103,038	—	—
United Kingdom	79,784,617	5,913,890	73,870,727	—
United States	224,936,150	224,936,150	—	—
Securities Lending Collateral	15,289,611	15,289,611	—	—
Short-Term Investments	15,000,000	—	15,000,000	—
Total Investments in Securities	$694,651,035	$294,311,147	$400,339,888	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Health Sciences Trust
Common Stocks
Consumer Staples	$3,891,205	$3,250,086	$641,119	—
Financials	441,655	441,655	—	—
Health Care	255,393,399	242,923,300	12,436,695	$33,404
Industrials	1,948,302	1,948,302	—	—
Information Technology	1,939,112	1,939,112	—	—
Preferred Securities
Health Care	184,359	—	—	184,359
Information Technology	168,800	—	—	168,800
Convertible Bonds	137,575	—	137,575	—
Purchased Options	135	135	—	—
Rights	2,423	2,423	—	—
Warrants	29,942	—	29,942	—
Short-Term Investments	4,099,052	4,099,052	—	—
Total Investments in Securities	$268,235,959	$254,604,065	$13,245,331	$386,563
Other Financial Instruments:
Written Options	($117,271)	($117,271)	—	—

International Core Trust
Common Stocks
Australia	$42,464,148	—	$42,464,145	$3
Austria	4,194,971	—	4,194,971	—
Belgium	7,962,904	—	7,962,904	—
Canada	8,419,483	$8,419,483	—	—
China	822,308	—	822,308	—
Denmark	3,524,757	—	3,524,757	—
Finland	12,973,087	—	12,973,087	—
France	110,349,188	—	110,349,188	—
Germany	56,584,145	—	56,584,145	—
Greece	448,779	—	448,779	—
Hong Kong	19,330,675	—	19,330,675	—
Ireland	881,184	—	881,184	—
Isle of Man	848,482	—	848,482	—
Israel	2,636,925	—	2,636,925	—
Italy	45,589,742	—	45,589,742	—
Japan	164,277,610	—	164,277,610	—
Luxembourg	1,887,189	—	1,887,189	—
Macau	4,225,732	—	4,225,732	—
Netherlands	53,601,943	—	53,601,943	—
New Zealand	3,262,983	—	3,262,983	—
Norway	5,127,540	—	5,127,540	—
Portugal	3,734,322	—	3,734,322	—
Singapore	4,042,756	—	4,042,756	—
Spain	74,370,773	—	74,370,773	—
Sweden	6,586,724	—	6,586,724	—
Switzerland	25,856,694	—	25,856,694	—
United Kingdom	192,299,532	—	192,299,532	—
United States	2,827,340	2,827,340	—	—
Preferred Securities	6,215,661	—	6,215,661	—
Rights	116,764	116,764	—	—
Securities Lending Collateral	29,318,479	29,318,479	—	—
Short-Term Investments	3,345,727	3,345,727	—	—
Total Investments in Securities	$898,128,547	$44,027,793	$854,100,751	$3
Other Financial Instruments:
Forward Foreign Currency Contracts	($1,124,267)	—	($1,124,267)	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Index Trust B
Common Stocks
Australia	$36,279,611	—	$36,279,611	—
Austria	1,267,743	—	1,267,743	—
Belgium	5,945,412	—	5,945,409	$3
Bermuda	558,905	—	558,905	—
Brazil	8,130,801	$447,349	7,683,452	—
Canada	46,465,231	46,465,231	—	—
Chile	1,815,479	1,594,443	221,036	—
China	21,278,167	—	21,278,167	—
Colombia	1,425,394	1,425,394	—	—
Czech Republic	366,754	—	366,754	—
Denmark	5,732,684	—	5,732,684	—
Egypt	77,252	—	77,252	—
Finland	4,484,841	—	4,484,841	—
France	48,032,454	—	48,032,454	—
Germany	43,201,110	—	43,201,110	—
Greece	108,026	—	108,026	—
Guernsey, Channel Islands	329,153	—	329,153	—
Hong Kong	19,065,843	—	19,065,843	—
Hungary	275,429	—	275,429	—
India	9,115,458	6,229,489	2,885,969	—
Indonesia	3,080,742	6,737	3,074,005	—
Ireland	3,406,166	207,550	3,198,616	—
Israel	2,245,319	—	2,245,319	—
Italy	10,169,912	—	10,169,912	—
Japan	102,406,550	—	102,406,550	—
Jersey, Channel Islands	217,637	—	217,637	—
Luxembourg	1,969,150	—	1,969,150	—
Macau	1,164,116	—	1,164,116	—
Malaysia	5,275,180	—	5,217,520	57,660
Mexico	7,282,481	7,189,177	93,304	—
Netherlands	22,133,825	—	22,133,825	—
New Zealand	419,727	—	419,727	—
Norway	3,377,790	—	3,377,790	—
Peru	452,240	452,240	—	—
Philippines	907,012	—	907,012	—
Poland	2,137,527	—	2,137,527	—
Portugal	776,280	—	776,280	—
Russia	8,737,965	5,297,382	3,440,583	—
Singapore	7,173,279	—	7,173,279	—
South Africa	10,346,547	—	10,346,547	—
South Korea	21,829,938	228,672	21,601,266	—
Spain	15,993,595	—	15,993,595	—
Sweden	15,644,562	—	15,644,562	—
Switzerland	46,652,585	—	46,652,585	—
Taiwan	12,387,325	—	12,387,325	—
Thailand	2,712,894	—	2,712,894	—
Turkey	2,114,844	—	2,114,844	—
Ukraine	23,331	—	23,331	—
United Kingdom	94,904,092	—	94,904,092	—
United States	2,746,973	2,746,973	—	—
Preferred Securities
Brazil	6,033,768	—	6,033,768	—
Germany	3,020,465	—	3,020,465	—
South Korea	1,115,298	—	1,115,298	—
Rights	39,481	39,481	—	—
Securities Lending Collateral	28,994,139	28,994,139	—	—
Short-Term Investments	7,195,139	—	7,195,139	—
Total Investments in Securities	$709,043,621	$101,324,257	$607,661,701	$57,663
Other Financial Instruments:
Futures	$749,720	$749,720	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

International Growth Stock Trust
Common Stocks
Australia	$17,762,187	—	$17,762,187	—
Belgium	9,073,346	—	9,073,346	—
Brazil	17,235,990	$7,378,328	9,857,662	—
Canada	42,040,209	42,040,209	—	—
China	25,199,172	10,951,538	14,247,634	—
Denmark	14,715,086	—	14,715,086	—
France	26,445,574	—	26,445,574	—
Germany	49,281,089	—	49,281,089	—
Hong Kong	26,589,819	—	26,589,819	—
Ireland	7,414,662	—	7,414,662	—
Israel	8,716,999	8,716,999	—	—
Japan	28,937,483	—	28,937,483	—
Mexico	10,193,478	10,193,478	—	—
Netherlands	15,645,141	—	15,645,141	—
Singapore	24,182,437	9,906,932	14,275,505	—
South Korea	18,743,617	—	18,743,617	—
Spain	10,503,855	—	10,503,855	—
Sweden	22,504,065	—	22,504,065	—
Switzerland	57,187,551	—	57,187,551	—
Taiwan	7,037,197	—	7,037,197	—
Turkey	4,479,666	—	4,479,666	—
United Kingdom	101,268,488	—	101,268,488	—
Preferred Securities	7,125,800	—	7,125,800	—
Short-Term Investments	24,545,453	24,545,453	—	—
Total Investments in Securities	$576,828,364	$113,732,937	$463,095,427	—

International Small Company Trust
Common Stocks
Australia	$5,804,452	$32,731	$5,764,950	$6,771
Austria	1,289,432	—	1,289,432	—
Bahamas	13,426	—	13,426	—
Belgium	1,466,403	—	1,466,379	24
Bermuda	640,046	—	640,046	—
Cambodia	29,649	—	29,649	—
Canada	10,131,320	10,124,477	6,155	688
Cayman Islands	8,732	8,732	—	—
China	32,791	—	32,791	—
Cyprus	54,518	—	54,518	—
Denmark	1,495,067	—	1,495,067	—
Finland	2,983,125	—	2,983,125	—
France	4,639,607	—	4,639,607	—
Germany	5,820,728	—	5,820,728	—
Gibraltar	186,512	—	186,512	—
Greece	174,983	—	174,797	186
Guernsey, Channel Islands	11,802	2,330	9,472	—
Hong Kong	3,153,024	—	3,136,175	16,849
Ireland	2,019,584	—	2,019,584	—
Isle of Man	10,849	—	10,849	—
Israel	672,852	—	672,852	—
Italy	3,868,463	—	3,868,463	—
Japan	25,532,282	—	25,532,282	—
Jersey, Channel Islands	92,263	—	92,263	—
Liechtenstein	110,030	—	110,030	—
Luxembourg	433,620	—	433,620	—
Malta	65,944	—	65,944	—
Mongolia	1,863	—	1,863	—
Netherlands	2,394,280	—	2,394,280	—
New Zealand	960,346	—	960,346	—
Norway	1,245,679	—	1,245,679	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Small Company Trust (continued)
Papua New Guinea	$3,170	—	$3,170	—
Portugal	590,089	—	590,089	—
Singapore	1,453,743	—	1,453,743	—
Spain	2,640,991	—	2,640,991	—
Sweden	4,592,240	—	4,592,240	—
Switzerland	5,815,078	—	5,815,078	—
United Arab Emirates	70,475	—	70,475	—
United Kingdom	26,335,055	—	26,334,117	$938
United States	314,309	$94,588	219,721	—
Rights	990	990	—	—
Warrants	89	—	89	—
Securities Lending Collateral	2,637,692	2,637,692	—	—
Total Investments in Securities	$119,797,593	$12,901,540	$106,870,597	$25,456

International Value Trust
Common Stocks
Brazil	$9,775,495	$7,673,298	$2,102,197	—
Canada	73,714,590	73,714,590	—	—
China	45,122,152	3,817,361	41,304,791	—
Denmark	5,284,899	—	5,284,899	—
France	206,363,763	—	206,363,763	—
Germany	66,971,222	—	66,971,222	—
Hong Kong	30,731,596	—	30,731,596	—
India	9,473,027	—	9,473,027	—
Ireland	10,604,564	—	10,604,564	—
Israel	7,699,568	7,699,568	—	—
Italy	42,325,276	—	42,325,276	—
Japan	74,247,479	—	74,247,479	—
Netherlands	117,216,038	—	117,216,038	—
Norway	30,228,786	—	30,228,786	—
Russia	4,333,465	2,623,267	1,710,198	—
Singapore	8,828,274	8,828,274	—	—
South Korea	130,098,109	30,640,468	99,457,641	—
Spain	17,829,523	—	17,829,523	—
Sweden	12,003,865	—	12,003,865	—
Switzerland	95,040,345	—	95,040,345	—
Taiwan	6,429,606	—	6,429,606	—
United Kingdom	233,831,690	11,912,200	221,919,490	—
United States	14,356,548	14,356,548	—	—
Securities Lending Collateral	29,017,433	29,017,433	—	—
Short-Term Investments	8,000,000	—	8,000,000	—
Total Investments in Securities	$1,289,527,313	$190,283,007	$1,099,244,306	—

Mid Cap Stock Trust
Common Stocks
Consumer Discretionary	$252,729,426	$241,600,073	$11,129,353	—
Consumer Staples	50,630,390	50,630,390	—	—
Energy	37,553,644	37,553,644	—	—
Financials	47,483,158	47,483,158	—	—
Health Care	129,320,964	120,966,520	8,354,444	—
Industrials	145,640,006	135,568,882	10,071,124	—
Information Technology	256,839,436	256,839,436	—	—
Materials	19,643,800	19,643,800	—	—
Warrants	256,918	—	256,918	—
Securities Lending Collateral	150,997,532	150,997,532	—	—
Short-Term Investments	4,300,000	—	4,300,000	—
Total Investments in Securities	$1,095,395,274	$1,061,283,435	$34,111,839	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mid Value Trust
Common Stocks
Consumer Discretionary	$95,372,541	$93,126,443	$2,246,098	—
Consumer Staples	86,679,087	86,679,087	—	—
Energy	90,018,520	90,018,520	—	—
Financials	257,837,347	253,938,059	1,025,813	$2,873,475
Health Care	77,246,118	77,246,118	—	—
Industrials	96,258,231	96,258,231	—	—
Information Technology	58,097,753	58,097,753	—	—
Materials	81,757,370	79,216,318	2,541,052	—
Telecommunication Services	7,902,498	7,902,498	—	—
Utilities	76,174,020	76,174,020	—	—
Preferred Securities	369,864	369,864	—	—
Convertible Bonds
Financials	966,259	—	966,259	—
Materials	5,054,875	—	5,054,875	—
Securities Lending Collateral	61,877,960	61,877,960	—	—
Short-Term Investments	26,673,300	26,673,300	—	—
Total Investments in Securities	$1,022,285,743	$1,007,578,171	$11,834,097	$2,873,475

Mutual Shares Trust
Common Stocks
Consumer Discretionary	$62,547,665	$48,274,142	$14,273,523	—
Consumer Staples	86,558,125	59,646,914	26,911,211	—
Energy	79,990,520	57,555,164	22,435,356	—
Financials	139,771,791	107,682,008	28,204,682	$3,885,101
Health Care	72,656,446	72,656,446	—	—
Industrials	28,481,118	17,293,128	11,187,990	—
Information Technology	75,824,860	70,727,340	5,097,520	—
Materials	35,516,254	26,958,541	8,557,713	—
Telecommunication Services	16,577,632	—	16,577,632	—
Utilities	14,924,179	11,595,006	3,329,173	—
Corporate Bonds
Consumer Discretionary	4,056,540	—	4,056,540	—
Energy	3,032,738	—	3,032,738	—
Industrials	3,960,138	—	3,960,138	—
Information Technology	4,000,440	—	4,000,440	—
Telecommunication Services	601,151	—	601,151	—
Utilities	3,280,393	—	3,280,393	—
Term Loans
Consumer Discretionary	12,495,527	—	12,495,527	—
Energy	105,764	—	105,764	—
Information Technology	3,144,130	—	3,144,130	—
Utilities	5,129,307	—	5,129,307	—
Purchased Options	379,905	379,905	—	—
Securities Lending Collateral	356,167	356,167	—	—
Short-Term Investments	33,097,209	—	33,097,209	—
Total Investments in Securities	$686,487,999	$473,124,761	$209,478,137	$3,885,101
Other Financial Instruments:
Forward Foreign Currency Contracts	($5,462,402)	—	($5,462,402)	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Natural Resources Trust
Common Stocks
Energy	$79,888,491	$60,478,047	$19,410,444	—
Industrials	3,362,411	1,036,425	2,325,986	—
Information Technology	1,138,971	1,138,971	—	—
Materials	59,174,227	32,833,406	26,340,821	—
Utilities	3,713,640	3,713,640	—	—
Rights	654,989	654,989	—	—
Securities Lending Collateral	3,145,856	3,145,856	—	—
Short-Term Investments	8,648,000	—	8,648,000	—
Total Investments in Securities	$159,726,585	$103,001,334	$56,725,251	—

Science & Technology Trust
Common Stocks
Consumer Discretionary	$46,477,288	$44,553,659	$1,923,629	—
Consumer Staples	167,370	—	—	$167,370
Health Care	5,412,335	5,412,335	—	—
Industrials	769,117	769,117	—	—
Information Technology	355,627,172	315,235,427	33,986,402	6,405,343
Telecommunication Services	1,365,444	—	1,365,444	—
Preferred Securities	1,757,905	—	—	1,757,905
Securities Lending Collateral	29,649,161	29,649,161	—	—
Short-Term Investments	31,495,580	22,697,580	8,798,000	—
Total Investments in Securities	$472,721,372	$418,317,279	$46,073,475	$8,330,618

Small Cap Growth Trust
Common Stocks
Consumer Discretionary	$79,822,665	$75,031,049	$4,791,616	—
Consumer Staples	16,522,772	16,522,772	—	—
Energy	17,927,232	17,927,232	—	—
Financials	23,821,176	23,821,176	—	—
Health Care	93,562,180	93,562,180	—	—
Industrials	120,731,012	120,731,012	—	—
Information Technology	197,937,154	196,998,814	—	$938,340
Materials	7,734,376	7,734,376	—	—
Preferred Securities
Consumer Discretionary	2,326,225	—	—	2,326,225
Information Technology	1,419,833	—	—	1,419,833
Securities Lending Collateral	106,327,254	106,327,254	—	—
Short-Term Investments	4,500,000	—	4,500,000	—
Total Investments in Securities	$672,631,879	$658,655,865	$9,291,616	$4,684,398

Small Cap Index Trust
Common Stocks
Consumer Discretionary	$60,215,080	$60,215,080	—	—
Consumer Staples	16,684,474	16,684,474	—	—
Energy	24,265,000	24,265,000	—	—
Financials	99,619,473	99,619,473	—	—
Health Care	57,848,793	57,847,441	—	$1,352
Industrials	64,567,466	64,567,466	—	—
Information Technology	78,698,050	78,698,050	—	—
Materials	21,727,566	21,727,566	—	—
Telecommunication Services	3,374,701	3,374,701	—	—
Utilities	13,178,242	13,178,242	—	—
Investment Companies	57,184	57,184	—	—
Rights	23,118	23,118	—	—
Warrants	9,589	3,050	$6,539	—
Securities Lending Collateral	66,896,488	66,896,488	—	—
Short-Term Investments	16,269,000	—	16,269,000	—
Total Investments in Securities	$523,434,224	$507,157,333	$16,275,539	$1,352
Other Financial Instruments:
Futures	$728,419	$728,419	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Opportunities Trust
Common Stocks
Consumer Discretionary	$40,434,782	$40,431,405	—	$3,377
Consumer Staples	6,076,749	6,076,749	—	—
Energy	28,778,315	28,778,315	—	—
Financials	74,719,133	74,718,412	—	721
Health Care	30,190,195	30,176,643	—	13,552
Industrials	53,417,256	53,417,152	—	104
Information Technology	50,969,289	50,969,289	—	—
Materials	22,450,074	22,450,074	—	—
Telecommunication Services	2,372,377	2,372,377	—	—
Utilities	2,830,753	2,830,753	—	—
Warrants	1,168	—	$1,168	—
Short-Term Investments	2,289,858	2,289,858	—	—
Total Investments in Securities	$314,529,949	$314,511,027	$1,168	$17,754

Strategic Equity Allocation Trust
Common Stocks
Consumer Discretionary	$1,330,397,648	$952,429,105	$377,968,543	—
Consumer Staples	988,356,705	633,270,831	355,085,874	—
Energy	920,537,817	694,675,267	225,862,550	—
Financials	2,130,253,405	1,284,590,680	845,662,725	—
Health Care	1,252,671,972	921,927,669	330,742,939	$1,364
Industrials	1,318,000,327	892,777,286	425,223,041	—
Information Technology	1,498,345,995	1,348,759,894	149,586,101	—
Materials	567,300,373	302,773,678	264,526,695	—
Telecommunication Services	342,366,245	154,412,161	187,954,084	—
Utilities	342,405,198	226,712,362	115,692,836	—
Preferred Securities
Consumer Discretionary	15,250,375	—	15,250,375	—
Consumer Staples	5,166,273	—	5,166,273	—
Investment Companies	9,932,384	9,932,384	—	—
Rights	216,840	216,840	—	—
Warrants	9,667	2,959	6,708	—
Securities Lending Collateral	300,525,415	300,525,415	—	—
Short-Term Investments	388,597,000	—	388,597,000	—
Total Investments in Securities	$11,410,333,639	$7,723,006,531	$3,687,325,744	$1,364
Other Financial Instruments:
Futures	$12,956,267	$12,956,267	—	—

Total Stock Market Index Trust
Common Stocks
Consumer Discretionary	$74,065,326	$74,065,326	—	—
Consumer Staples	48,138,299	47,897,878	—	$240,421
Energy	56,952,637	56,952,637	—	—
Financials	90,555,834	90,555,827	—	7
Health Care	62,943,159	62,940,604	—	2,555
Industrials	59,285,852	59,285,852	—	—
Information Technology	97,485,747	97,485,742	—	5
Materials	19,711,749	19,711,749	—	—
Telecommunication Services	12,258,980	12,258,980	—	—
Utilities	14,373,434	14,373,434	—	—
Corporate Bonds	2,798	—	$2,798	—
Rights	7,765	7,765	—	—
Warrants	1,615	1,005	610	—
Securities Lending Collateral	14,171,755	14,171,755	—	—
Short-Term Investments	20,311,000	—	20,311,000	—
Total Investments in Securities	$570,265,950	$549,708,554	$20,314,408	$242,988
Other Financial Instruments:
Futures	$549,357	$549,357	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Utilities Trust
Common Stocks
Consumer Discretionary	$42,376,557	$39,832,582	$2,543,975	—
Energy	78,559,042	78,559,042	—	—
Industrials	1,422,840	1,422,840	—	—
Telecommunication Services	71,340,593	37,941,264	33,399,329	—
Utilities	240,688,061	162,159,389	78,528,672	—
Preferred Securities
Telecommunication Services	1,467,749	946,378	521,371	—
Utilities	25,057,352	16,051,171	9,006,181	—
Corporate Bonds	646,428	—	646,428	—
Convertible Bonds
Consumer Discretionary	372,960	—	372,960	—
Telecommunication Services	3,821,360	—	3,821,360	—
Securities Lending Collateral	24,123,328	24,123,328	—	—
Total Investments in Securities	$489,876,270	$361,035,994	$128,840,276	—
Other Financial Instruments:
Forward Foreign Currency Contracts	($789,705)	—	($789,705)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Financial Services Trust
	Financials	Materials	Total
Balance as of 12-31-12	$2,301,970	$1	$2,301,971
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	(3,962,401)	(3,962,401)
Changed in unrealized appreciation (depreciation)	527,741	3,962,400	4,490,141
Purchases	420,561	—	420,561
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-13	$3,250,272	—	$3,250,272
Change in unrealized at period end*	$527,742	—	$527,742

Science & Technology Trust
	Consumer Staples	Information Technology	Total
Balance as of 12-31-12	—	$3,074,328	$3,074,328
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	(595,472)	(595,472)
Changed in unrealized appreciation (depreciation)	—	2,873,318	2,873,318
Purchases	$167,370	943,739	1,111,109
Sales	—	(6,664,151)	(6,664,151)
Transfers into Level 3	—	8,531,486	8,531,486
Transfers out of Level 3	—	—	—
Balance as of 12-31-13	$167,370	$8,163,248	$8,330,618
Change in unrealized at period end*	—	$4,036,664	$4,036,664

*	Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities are outlined in the table below:

Financial Services Trust	Fair Value at 12-31-13	Valuation Technique	Unobservable Inputs	Input/ Range
Common Stocks	$3,250,272	Market Approach	Book Value multiple	1.45x
			Market comparable companies	(20%)
			Discount for lack of marketability

Increases/decreases in book value multiple/market comparable companies may result in increases/decreases in security valuation. Increases/decreases in discounts for lack of marketability may result in decreases/increases in security valuation.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Science & Technology Trust	Fair Value at 12-31-13	Valuation Technique	Unobservable Inputs	Input/Range
Common Stocks	$95,468	Market Approach	Revenue multiple	10.70x
			Discount for lack of marketability	(10%)

	6,309,875	Market Approach	Estimated liquidation value	$13.75

	167,370	Market Approach	Aged transactions	$8.54
	$6,572,713

Preferred Stock	$497,396	Market Approach	Aged transactions	$5.80

	1,260,509	Market Approach	Revenue multiple	10.70x
			Discount for lack of marketability	(10%)
	$1,757,905

Increases/decreases in revenue multiples, aged transactions, and estimated liquidation value may result in increases/decreases in security valuation. Increases/decreases in discounts for lack of marketability may result in decreases/increases in security valuation.

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the portfolio’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of a portfolio.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the portfolio for repurchase agreements is disclosed in the Portfolio of investments as part of the caption related to the repurchase agreement.

Term loans (Floating rate loans).  Certain portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. A portfolio may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolios become aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the portfolio’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts.  Certain portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolio will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolio will invest its collateral in JHCIT, an affiliate of the portfolio, which has a floating net asset value (NAV) and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible to and indemnifies the portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the portfolios is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Portfolios investing in a single country or in a limited geographic region tend to be riskier than portfolios that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Lines of credit.  The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the portfolios and other affiliated porfolios have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the portfolios participated in a $200 million unsecured line of credit, also with Citibank N.A., with terms otherwise similar to the existing agreement. Commitment fees for the year ended December 31, 2013 were as follows:

Portfolio	Amount
500 Index Trust B	$1,022
All Cap Core Trust	662
Alpha Opportunities Trust	824
American Asset Allocation Trust	1,077
American Global Growth Trust	727
American Growth Trust	889
American Growth-Income Trust	839
American International Trust	757
American New World Trust	572
Blue Chip Growth Trust	1,099
Capital Appreciation Trust	876
Capital Appreciation Value Trust	655
Core Strategy Trust	624
Emerging Markets Value Trust	872
Equity-Income Trust	1,179
Financial Services Trust	601
Franklin Templeton Founding Allocation Trust	950
Fundamental All Cap Core Trust	1,008
Fundamental Large Cap Value Trust	725
Fundamental Value Trust	1,021
Global Trust	745
Health Sciences Trust	621
International Core Trust	790
International Equity Index Trust B	627
International Growth Stock Trust	585
International Small Company Trust	580
International Value Trust	900
Lifestyle Aggressive PS Series	1
Lifestyle Balanced PS Series	604
Lifestyle Conservative PS Series	565
Lifestyle Growth PS Series	610
Lifestyle Moderate PS Series	576
Mid Cap Index Trust	777
Mid Cap Stock Trust	808
Mid Value Trust	813
Mutual Shares Trust	752
Natural Resources Trust	597
Real Estate Securities Trust	667
Science & Technology Trust	662
Small Cap Growth Trust	691
Small Cap Index Trust	673
Small Cap Opportunities Trust	602
Small Cap Value	772
Small Company Growth Trust	585
Small Company Value Trust	669
Strategic Equity Allocation Trust	3,111
Total Stock Market Index Trust	700
U.S. Equity Trust	797
Utilities Trust	691
Value Trust	716

For the year ended December 31, 2013, the portfolios had no borrowings under either line of credit.

Expenses.  Within the John Hancock funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class.

Federal income taxes.  The portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

For federal income tax purposes, as of December 31, 2013, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of the loss carryforwards, which were acquired in mergers may be limited in a given year. The following table details the capital loss carryforward available as of December 31, 2013:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31				NO EXPIRATION DATE
PORTFOLIO	2015	2016	2017	2018	Short Term	Long Term
All Cap Core Trust	—	$57,451,589	$212,244,607	—	—	—
American Asset Allocation Trust	—	—	—	$21,753,833	—	—
American Global Growth Trust	—	—	7,736,247	4,007,941	—	$4,188,477
American Growth Trust	—	—	19,048,054	13,715,715	—	24,367,841
American Growth-Income Trust	—	—	6,761,535	22,058,724	—	12,897,539
American International Trust	—	—	3,108,508	6,927,959	—	71,229,225
Financial Services Trust	—	—	—	—	—	2,997,923
Franklin Templeton Founding Allocation Trust	—	—	35,829,837	43,590,851	—	67,837,067
Fundamental All Cap Core Trust	—	—	132,233,572	—	—	—
Fundamental Large Cap Value Trust	—	108,633,934	188,786,900	—	—	—
Fundamental Value Trust	$159,611,269	186,635,162	210,530,383	—	—	—
Global Trust	—	—	29,689,120	12,321,700	—	—
International Core Trust	—	—	109,448,120	20,744,500	—	—
International Equity Index Trust B	—	—	3,179,151	1,514,111	—	1,779,775
International Growth Stock Trust	121,303,857	143,999,317	—	—	—	—
International Small Company Trust	—	187,248,608	157,081,665	6,569,935	—	2,997,504
International Value Trust	3,500,796	145,200,688	268,676,893	—	—	14,400,729
Natural Resources Trust	—	—	117,946,970	—	—	26,568,010
Real Estate Securities Trust	—	352,024,273	189,638,704	—	—	—
Small Cap Opportunities Trust	—	—	26,084,297	—	—	—
Small Company Growth Trust	—	—	29,100,286	—	—	—
U.S. Equity Trust	—	119,903,631	80,106,502	—	—	—

As of December 31, 2013, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2013, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
500 Index Trust B	$1,942,303,851	$1,146,161,409	($29,007,851)	$1,117,153,558
All Cap Core Trust	344,872,811	46,185,105	(2,489,283)	43,695,822
Alpha Opportunities Trust	823,085,881	153,463,014	(15,486,006)	137,977,008
American Asset Allocation Trust	1,110,253,364	713,661,452	—	713,661,452
American Global Growth Trust	225,931,158	52,134,923	—	52,134,923
American Growth Trust	756,343,927	389,597,553	—	389,597,553
American Growth-Income Trust	897,837,885	478,966,756	—	478,966,756
American International Trust	593,431,256	111,155,001	—	111,155,001
American New World Trust	77,435,678	3,377,672	—	3,377,672
Blue Chip Growth Trust	1,139,961,954	858,674,692	(1,003,439)	857,671,253
Capital Appreciation Trust	787,987,009	390,004,551	(933,321)	389,071,230
Capital Appreciation Value Trust	305,476,431	56,592,016	(1,006,258)	55,585,758
Core Strategy Trust	3,934,784,381	199,387,467	(55,031,377)	144,356,090
Emerging Markets Value Trust	1,165,610,495	189,929,498	(208,882,962)	(18,953,464)
Equity-Income Trust	1,550,007,752	690,722,906	(32,422,107)	658,300,799
Financial Services Trust	129,429,061	61,757,358	(8,438,182)	53,319,176
Franklin Templeton Founding Allocation Trust	1,144,511,813	243,130,621	—	243,130,621
Fundamental All Cap Core Trust	1,223,339,216	420,095,471	(741,525)	419,353,946
Fundamental Large Cap Value Trust	933,671,911	156,026,010	(1,742,342)	154,283,668
Fundamental Value Trust	965,725,980	632,212,040	(4,224,456)	627,987,584
Global Trust	560,846,214	163,886,525	(30,081,704)	133,804,821
Health Sciences Trust	172,396,451	97,909,657	(2,070,149)	95,839,508
International Core Trust	785,428,144	139,460,247	(26,759,844)	112,700,403
International Equity Index B Trust	549,904,440	198,335,987	(39,196,806)	159,139,181
International Growth Stock Trust	455,560,497	130,734,364	(9,466,497)	121,267,867
International Small Company Trust	105,664,313	33,991,932	(19,858,652)	14,133,280
International Value Trust	1,069,393,968	264,957,555	(44,824,210)	220,133,345
Lifestyle Aggressive PS Series	325,962	9,805	(721)	9,084
Lifestyle Balanced PS Series	204,151,825	11,666,639	(2,407,778)	9,258,861
Lifestyle Conservative PS Series	50,286,580	1,003,818	(950,335)	53,483
Lifestyle Growth PS Series	282,938,176	19,546,148	(1,604,756)	17,941,392
Lifestyle Moderate PS Series	89,839,689	4,025,661	(1,339,277)	2,686,384

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Index Trust	$598,874,238	$324,522,222	($9,151,038)	$315,371,184
Mid Cap Stock Trust	917,930,955	187,095,025	(9,630,706)	177,464,319
Mid Value Trust	800,348,442	241,861,125	(19,923,824)	221,937,301
Mutual Shares Trust	529,223,403	173,914,933	(16,650,337)	157,264,596
Natural Resources Trust	160,048,330	11,616,563	(11,938,308)	(321,745)
Real Estate Securities Trust	374,748,518	14,388,407	(21,520,828)	(7,132,421)
Science & Technology Trust	382,742,767	95,408,961	(5,430,356)	89,978,605
Small Cap Growth Trust	552,563,688	126,381,879	(6,313,688)	120,068,191
Small Cap Index Trust	358,742,165	177,311,174	(12,619,115)	164,692,059
Small Cap Opportunities Trust	242,355,010	75,556,193	(3,381,254)	72,174,939
Small Cap Value Trust	571,294,457	263,927,484	(3,025,787)	260,901,697
Small Company Growth Trust	121,424,747	53,905,538	(569,824)	53,335,714
Small Company Value Trust	282,532,342	171,977,381	(7,805,941)	164,171,440
Strategic Equity Allocation Trust	9,248,879,866	2,283,730,234	(122,276,461)	2,161,453,773
Total Stock Market Index Trust	368,498,627	220,706,007	(18,938,684)	201,767,323
U.S. Equity Trust	753,707,598	221,625,551	(3,222,295)	218,403,256
Utilities Trust	454,625,785	47,707,093	(12,456,608)	35,250,485
Value Trust	456,059,387	142,818,156	(3,247,853)	139,570,303

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2013 was as follows:

2013 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust B	$49,528,567	$5,663,194	—	$55,191,761
All Cap Core Trust	4,654,979	—	—	4,654,979
Alpha Opportunities Trust	64,124,107	31,795,835	—	95,919,942
American Asset Allocation Trust	16,960,234	—	—	16,960,234
American Global Growth Trust	2,116,285	—	—	2,116,285
American Growth Trust	4,857,073	—	—	4,857,073
American Growth-Income Trust	12,451,424	—	—	12,451,424
American International Trust	5,798,879	—	—	5,798,879
American New World Trust	643,038	—	—	643,038
Blue Chip Growth Trust	5,028,329	—	—	5,028,329
Capital Appreciation Trust	2,560,630	—	—	2,560,630
Capital Appreciation Value Trust	14,741,713	18,754,171	—	33,495,884
Core Strategy Trust	15,842,236	88,192,975	—	104,035,211
Emerging Markets Value Trust	21,380,045	30,103,064	—	51,483,109
Equity-Income Trust	38,564,546	—	—	38,564,546
Financial Services Trust	1,034,344	1,773,415	—	2,807,759
Franklin Templeton Founding Allocation Trust	28,887,239	—	—	28,887,239
Fundamental All Cap Core Trust	14,435,760	—	—	14,435,760
Fundamental Large Cap Value Trust	8,401,753	—	—	8,401,753
Fundamental Value Trust	19,140,656	—	—	19,140,656
Global Trust	9,609,152	—	—	9,609,152
Health Sciences Trust	3,879,484	16,779,171	—	20,658,655
International Core Trust	22,938,133	—	—	22,938,133
International Equity Index Trust B	16,133,984	—	—	16,133,984
International Growth Stock Trust	6,530,857	—	—	6,530,857
International Small Company Trust	1,904,138	—	—	1,904,138
International Value Trust	20,941,423	—	—	20,941,423
Lifestyle Aggressive PS Series	3,130	—	$3,196	6,326
Lifestyle Balanced PS Series	4,888,031	3,038,964	—	7,926,995
Lifestyle Conservative PS Series	1,383,717	335,205	—	1,718,922
Lifestyle Growth PS Series	5,237,012	4,661,710	—	9,898,722
Lifestyle Moderate PS Series	2,226,034	1,129,434	—	3,355,468
Mid Cap Index Trust	9,739,882	38,466,925	—	48,206,807
Mid Cap Stock Trust	442,770	15,725,635	—	16,168,405
Mid Value Trust	15,094,512	55,158,634	—	70,253,146
Mutual Shares Trust	9,388,041	—	—	9,388,041
Natural Resources Trust	786,544	—	—	786,544

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

2013 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Real Estate Securities Trust	$7,395,696	—	—	$7,395,696
Small Cap Growth Trust	—	$20,833,960	—	20,833,960
Small Cap Index Trust	7,177,798	27,205,138	—	34,382,936
Small Cap Opportunities Trust	1,079,610	—	—	1,079,610
Small Cap Value Trust	4,052,598	39,217,071	—	43,269,669
Small Company Growth Trust	260,693	—	—	260,693
Small Company Value Trust	6,551,817	—	—	6,551,817
Strategic Equity Allocation Trust	168,848,255	11,098,376	—	179,946,631
Total Stock Market Index Trust	7,620,533	6,522,398	—	14,142,931
U.S. Equity Trust	15,353,197	—	—	15,353,197
Utilities Trust	9,290,538	—	—	9,290,538
Value Trust	4,350,932	—	—	4,350,932

The tax character of distributions for the year ended December 31, 2012 was as follows:

2012 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust B	$17,172,724	—	—	$17,172,724
All Cap Core Trust	4,080,653	—	—	4,080,653
Alpha Opportunities Trust	48,357,399	$22,443,844	—	70,801,243
American Asset Allocation Trust	23,960,833	—	—	23,960,833
American Global Growth Trust	579,672	—	—	579,672
American Growth Trust	3,493,115	—	—	3,493,115
American Growth-Income Trust	15,893,241	—	—	15,893,241
American International Trust	6,755,565	—	—	6,755,565
American New World Trust	364,076	—	—	364,076
Blue Chip Growth Trust	2,096,132	—	—	2,096,132
Capital Appreciation Trust	1,985,888	—	—	1,985,888
Capital Appreciation Value Trust	4,238,914	31,580,701	—	35,819,615
Core Strategy Trust	18,404,460	21,514	—	18,425,974
Emerging Markets Value Trust	14,965,713	70,624,904	—	85,590,617
Equity-Income Trust	41,572,187	—	—	41,572,187
Financial Services Trust	1,044,184	—	—	1,044,184
Franklin Templeton Founding Allocation Trust	34,572,188	—	—	34,572,188
Fundamental All Cap Core Trust	10,127,396	—	—	10,127,396
Fundamental Large Cap Value Trust	6,489,011	—	—	6,489,011
Fundamental Value Trust	14,257,185	—	—	14,257,185
Global Trust	12,823,094	—	—	12,823,094
Health Sciences Trust	1,135,817	10,797,541	—	11,933,358
International Core Trust	19,969,799	—	—	19,969,799
International Equity Index Trust B	6,859,822	—	—	6,859,822
International Growth Stock Trust	3,764,661	—	—	3,764,661
International Small Company Trust	1,201,260	—	—	1,201,260
International Value Trust	27,037,287	—	—	27,037,287
Lifestyle Balanced PS Series	1,541,660	68,649	—	1,610,309
Lifestyle Conservative PS Series	610,577	809	—	611,386
Lifestyle Growth PS Series	1,375,968	143,264	—	1,519,232
Lifestyle Moderate PS Series	825,007	4,646	—	829,653
Mid Cap Index Trust	10,301,591	60,125,867	—	70,427,458
Mid Value Trust	6,318,908	57,768,327	—	64,087,235
Mutual Shares Trust	8,976,022	—	—	8,976,022
Natural Resources Trust	1,329,522	—	—	1,329,522
Real Estate Securities Trust	6,868,058	—	—	6,868,058
Small Cap Growth Trust	11,109,049	41,545,300	—	52,654,349
Small Cap Index Trust	6,656,495	54,939,265	—	61,595,760
Small Cap Value Trust	5,342,224	28,605,787	—	33,948,011
Small Company Value Trust	829,879	—	—	829,879
Strategic Equity Allocation Trust	79,763,029	—	—	79,763,029
Total Stock Market Index Trust	6,135,574	1,052,578	—	7,188,152
U.S. Equity Trust	13,708,115	—	—	13,708,115
Utilities Trust	6,964,627	—	—	6,964,627
Value Trust	3,766,934	—	—	3,766,934

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Under the Regulated Investment Company Modernization Act of 2010; net capital losses that are a result of security transactions occurring after October 31, 2013, may be treated as occurring on January 1, 2014, the first day of the portfolio’s next taxable year. As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
500 Index Trust B	$20,898,729	$36,312,641	—	—
All Cap Core Trust	1,476,661	—	$269,696,196	—
Alpha Opportunities Trust	127,154,766	56,798,361	—	—
American Asset Allocation Trust	49,722	—	21,753,833	—
American Global Growth Trust	4,789	—	15,932,665	—
American Growth Trust	29,929	—	57,131,610	—
American Growth-Income Trust	33,495	—	41,717,798	—
American International Trust	18,522	—	81,265,692	—
American New World Trust	2,664	1,928,418	—	—
Blue Chip Growth Trust	—	71,166,663	—	—
Capital Appreciation Trust	750,136	114,494,086	—	—
Capital Appreciation Value Trust	9,409,597	32,700,600	—	—
Core Strategy Trust	3,689,221	9,279,546	—	—
Emerging Markets Value Trust	11,007,788	29,137,603	—	—
Equity-Income Trust	7,697,415	174,769,518	—	—
Financial Services Trust	721,178	—	2,997,923	—
Franklin Templeton Founding Allocation Trust	21,496	—	147,257,755	—
Fundamental All Cap Core Trust	3,256,928	—	132,233,572	—
Fundamental Large Cap Value Trust	2,217,956	—	297,420,834	—
Fundamental Value Trust	781,290	—	556,776,814	—
Global Trust	792,252	—	42,010,820	—
Health Sciences Trust	2,605,445	36,325,969	—	—
International Core Trust	5,020,464	—	130,192,620	—
International Equity Index Trust B	4,170,167	—	6,473,037	—
International Growth Stock Trust	4,017,918	—	265,303,174	—
International Small Company Trust	1,158,481	—	353,897,712	—
International Value Trust	888,206	—	431,779,106	—
Lifestyle Balanced PS Series	1,609,481	12,706,545	—	—
Lifestyle Conservative PS Series	573,660	1,986,681	—	—
Lifestyle Growth PS Series	1,555,236	18,995,495	—	—
Lifestyle Moderate PS Series	1,070,652	5,559,805	—	—
Mid Cap Index Trust	5,388,674	45,522,972	—	—
Mid Cap Stock Trust	78,516,407	85,910,204	—	—
Mid Value Trust	7,557,277	81,922,768	—	—
Mutual Shares Trust	5,677,944	11,805,393	—	—
Natural Resources Trust	309,849	—	144,514,980	—
Real Estate Securities Trust	2,767,325	—	541,662,977	—
Science & Technology Trust	—	14,331,244	—	—
Small Cap Growth Trust	28,931,167	51,630,350	—	—
Small Cap Index	4,394,240	24,695,214	—	—
Small Cap Opportunities Trust	176,243	—	26,084,297	—
Small Cap Value Trust	5,383,492	78,924,762	—	—
Small Company Growth Trust	—	—	29,100,286	—
Small Company Value Trust	296,540	8,006,992	—	—
Strategic Equity Allocation Trust	110,107,083	231,825,011	—	—
Total Stock Market Index Trust	4,495,021	6,331,069	—	—
U.S. Equity Trust	2,768,143	—	200,010,133	—
Utilities Trust	2,678,725	19,355,720	—	—
Value Trust	9,758,119	54,831,709	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the portfolio’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, wash sale loss deferrals, character of distributions received from portfolio investments, litigation proceeds, Real Estate Investment Trusts, derivative transactions, merger-related transactions, partnerships, contingent payment debt instruments, amortization and accretion on debt securities, and investments in passive foreign investment companies.

3.  DERIVATIVE INSTRUMENTS Certain portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Non-deliverable forwards and currency options are all regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The portfolio’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the portfolio for exchange-traded and cleared transactions, if any, are identified in the Portfolio of investments.

For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolios and the applicable counterparty.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, the portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked- to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2013, and the range of futures contracts notional amounts held by the portfolios during the year ended December 31, 2013. In addition, the tables detail how the portfolios used futures contracts during the year ended December 31, 2013.

500 Index Trust B

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total notional values ranging from approximately $68.5 million to $116.9 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
500 Index Trust B	S&P 500 Index Futures	254	Long	Mar 2014	$114,168,648	$116,909,850	$2,741,202
							$2,741,202

All Cap Core Trust

The portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total notional values ranging from approximately $853 thousand to $4.9 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
All Cap Core Trust	Russell 2000 Mini Index Futures	1	Long	Mar 2014	$110,237	$116,140	$5,903
	S&P 500 Index E-Mini Futures	8	Long	Mar 2014	707,378	736,440	29,062
							$34,965

DERIVATIVE INSTRUMENTS, CONTINUED

International Core Trust

The portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total notional values ranging up to $58 million, as measured at each quarter end. At December 31, 2013, the portfolio held no futures contracts.

International Equity Index Trust B

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total notional values ranging from approximately $17.3 million to $19.7 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
International Equity Index Trust B	Mini MSCI EAFE Index Futures	98	Long	Mar 2014	$8,902,761	$9,397,220	$494,459
	Mini MSCI Emerging Markets Index Futures	116	Long	Mar 2014	5,713,371	5,897,440	184,069
	MSCI Taiwan Index Futures	118	Long	Jan 2014	3,506,568	3,577,760	71,192
							$749,720

Mid Cap Index Trust

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total notional values ranging from approximately $16.0 million to $34.4 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Mid Cap Index Trust	S&P Mid 400 Index E-Mini Futures	257	Long	Mar 2014	$33,734,236	$34,422,580	$688,344
							$688,344

Small Cap Index Trust

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total notional values ranging from approximately $11.5 million to $24.4 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Small Cap Index Trust	Russell 2000 Mini Index Futures	162	Long	Mar 2014	$18,086,261	$18,814,680	$728,419
							$728,419

Strategic Equity Allocation Trust

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total notional values ranging from approximately $196.1 million to $445.3 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Strategic Equity Allocation Trust	Mini MSCI EAFE Index Futures	1,125	Long	Mar 2014	$103,198,431	$107,876,250	$4,677,819
	Russell 2000 Mini Index Futures	216	Long	Mar 2014	24,151,809	25,086,240	934,431
	S&P 500 Index Futures	573	Long	Mar 2014	257,578,364	263,737,575	6,159,211
	S&P Mid 400 Index E-Mini Futures	363	Long	Mar 2014	47,435,414	48,620,220	1,184,806
							$12,956,267

Total Stock Market Index Trust

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total notional values ranging from approximately $7.1 million to $31 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Total Stock Market Index Trust	Russell 2000 Mini Index Futures	29	Long	Mar 2014	$3,250,847	$3,368,060	$117,213
	S&P 500 Index Futures	39	Long	Mar 2014	17,549,721	17,950,725	401,004
	S&P Mid 400 Index E-Mini Futures	10	Long	Mar 2014	1,308,260	1,339,400	31,140
							$549,357

DERIVATIVE INSTRUMENTS, CONTINUED

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following table summarizes the contracts held at December 31, 2013, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2013. In addition, the tables detail how the portfolios used forward foreign currency contracts during the year ended December 31, 2013.

International Core Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $193.5 million to $444.8 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Core Trust
	CHF 3,867,780	USD 4,253,149	Bank of America N.A.	2/7/2014	$83,887	—	$83,887
	CHF 832,805	USD 916,974	Bank of New York	2/7/2014	16,871	—	16,871
	CHF 832,806	USD 915,957	Barclays Bank PLC Wholesale	2/7/2014	17,889	—	17,889
	CHF 8,521,142	USD 9,373,059	Brown Brothers Harriman & Company	2/7/2014	181,906	—	181,906
	CHF 713,832	USD 785,259	Deutsche Bank AG London	2/7/2014	15,178	—	15,178
	CHF 1,419,839	USD 1,563,519	JPMorgan Chase Bank	2/7/2014	28,582	—	28,582
	CHF 6,075,044	USD 6,682,467	Morgan Stanley And Co. International PLC	2/7/2014	129,629	—	129,629
	CHF 2,578,520	USD 2,836,874	State Street Bank and Trust Company	2/7/2014	54,484	—	54,484
	EUR 8,430,953	USD 11,588,724	Bank of America N.A.	2/7/2014	9,467	—	9,467
	EUR 8,389,007	USD 11,560,177	Bank of New York	2/7/2014	—	($19,689)	(19,689)
	EUR 8,389,007	USD 11,546,210	Barclays Bank PLC Wholesale	2/7/2014	—	(5,722)	(5,722)
	EUR 8,305,116	USD 11,412,774	Deutsche Bank AG London	2/7/2014	12,308	—	12,308
	EUR 7,402,064	USD 10,199,415	Morgan Stanley And Co. International PLC	2/7/2014	—	(16,633)	(16,633)
	EUR 8,430,952	USD 11,599,810	State Street Bank and Trust Company	2/7/2014	—	(1,619)	(1,619)
	GBP 4,935,566	USD 8,103,933	Deutsche Bank AG London	2/7/2014	67,150	—	67,150
	HKD 36,130,741	USD 4,661,516	Bank of America N.A.	2/7/2014	—	(1,767)	(1,767)
	HKD 53,082,370	USD 6,848,472	Bank of New York	2/7/2014	—	(2,487)	(2,487)
	HKD 22,452,903	USD 2,896,704	Barclays Bank PLC Wholesale	2/7/2014	—	(973)	(973)
	HKD 48,095,054	USD 6,205,061	Brown Brothers Harriman & Company	2/7/2014	—	(2,285)	(2,285)
	HKD 43,031,816	USD 5,551,785	JPMorgan Chase Bank	2/7/2014	—	(2,011)	(2,011)
	HKD 28,717,903	USD 3,705,084	Morgan Stanley And Co. International PLC	2/7/2014	—	(1,362)	(1,362)
	HKD 27,382,382	USD 3,532,750	State Street Bank and Trust Company	2/7/2014	—	(1,269)	(1,269)
	JPY 517,721,531	USD 5,040,718	Bank of America N.A.	2/7/2014	—	(123,785)	(123,785)
	JPY 630,937,477	USD 6,133,509	Bank of New York	2/7/2014	—	(141,337)	(141,337)
	JPY 516,904,166	USD 5,026,256	Barclays Bank PLC Wholesale	2/7/2014	—	(117,086)	(117,086)
	JPY 523,573,555	USD 5,078,073	Brown Brothers Harriman & Company	2/7/2014	—	(105,562)	(105,562)
	JPY 417,882,067	USD 4,063,024	Deutsche Bank AG London	2/7/2014	—	(94,293)	(94,293)
	JPY 517,721,531	USD 5,028,839	JPMorgan Chase Bank	2/7/2014	—	(111,907)	(111,907)
	JPY 519,312,446	USD 5,056,575	Morgan Stanley And Co. International PLC	2/7/2014	—	(124,533)	(124,533)
	JPY 285,494,248	USD 2,774,078	State Street Bank and Trust Company	2/7/2014	—	(62,667)	(62,667)
	NOK 7,496,803	USD 1,225,428	Bank of America N.A.	2/7/2014	8,995	—	8,995
	NOK 10,045,717	USD 1,624,840	Brown Brothers Harriman & Company	2/7/2014	29,287	—	29,287
	NOK 19,941,499	USD 3,232,167	Deutsche Bank AG London	2/7/2014	51,398	—	51,398
	SGD 3,616,324	USD 2,882,429	Bank of America N.A.	2/7/2014	—	(16,691)	(16,691)
	SGD 5,644,213	USD 4,494,086	Bank of New York	2/7/2014	—	(21,358)	(21,358)
	SGD 5,393,644	USD 4,295,226	Barclays Bank PLC Wholesale	2/7/2014	—	(21,059)	(21,059)
	SGD 3,639,584	USD 2,900,506	Brown Brothers Harriman & Company	2/7/2014	—	(16,336)	(16,336)
	SGD 2,351,841	USD 1,872,634	Deutsche Bank AG London	2/7/2014	—	(8,929)	(8,929)
	SGD 4,487,994	USD 3,575,270	Morgan Stanley And Co. International PLC	2/7/2014	—	(18,782)	(18,782)
	SGD 3,062,932	USD 2,438,471	Royal Bank of Scotland PLC	2/7/2014	—	(11,266)	(11,266)
	SGD 10,717,150	USD 8,537,351	State Street Bank and Trust Company	2/7/2014	—	(44,598)	(44,598)
	USD 4,869,552	AUD 5,417,360	Bank of America N.A.	2/7/2014	43,668	—	43,668
	USD 3,748,923	AUD 4,188,253	Bank of New York	2/7/2014	17,950	—	17,950
	USD 4,339,295	AUD 4,851,918	Barclays Bank PLC Wholesale	2/7/2014	17,117	—	17,117
	USD 3,913,808	AUD 4,316,041	Brown Brothers Harriman & Company	2/7/2014	68,999	—	68,999
	USD 2,773,275	AUD 3,046,618	Deutsche Bank AG London	2/7/2014	59,292	—	59,292
	USD 4,344,027	AUD 4,828,721	Morgan Stanley And Co. International PLC	2/7/2014	42,513	—	42,513
	USD 3,529,230	AUD 3,882,285	State Street Bank and Trust Company	2/7/2014	70,819	—	70,819

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Core Trust, continued
	USD 624,798	CAD 665,026	Bank of America N.A.	2/7/2014	—	($722)	($722)
	USD 2,448,482	CAD 2,608,980	Bank of New York	2/7/2014	—	(5,514)	(5,514)
	USD 866,552	CAD 922,219	Brown Brothers Harriman & Company	2/7/2014	—	(884)	(884)
	USD 1,355,784	CAD 1,445,266	Deutsche Bank AG London	2/7/2014	—	(3,627)	(3,627)
	USD 1,029,098	CAD 1,096,460	JPMorgan Chase Bank	2/7/2014	—	(2,228)	(2,228)
	USD 2,461,990	CAD 2,623,189	Royal Bank of Scotland PLC	2/7/2014	—	(5,371)	(5,371)
	USD 1,155,926	CAD 1,230,888	State Street Bank and Trust Company	2/7/2014	—	(1,842)	(1,842)
	USD 8,064,930	CHF 7,152,964	Bank of America N.A.	2/7/2014	$44,136	—	44,136
	USD 7,924,651	CHF 7,046,203	Barclays Bank PLC Wholesale	2/7/2014	23,570	—	23,570
	USD 8,056,989	CHF 7,152,963	Brown Brothers Harriman & Company	2/7/2014	36,197	—	36,197
	USD 8,231,233	CHF 7,288,880	JPMorgan Chase Bank	2/7/2014	58,033	—	58,033
	USD 8,013,268	CHF 7,117,377	Morgan Stanley And Co. International PLC	2/7/2014	32,379	—	32,379
	USD 8,041,825	CHF 7,117,377	State Street Bank and Trust Company	2/7/2014	60,936	—	60,936
	USD 8,782,062	EUR 6,484,371	Bank of America N.A.	2/7/2014	—	(138,279)	(138,279)
	USD 8,801,587	EUR 6,498,835	Bank of New York	2/7/2014	—	(138,652)	(138,652)
	USD 10,485,808	EUR 7,745,166	Barclays Bank PLC Wholesale	2/7/2014	—	(168,968)	(168,968)
	USD 4,105,900	EUR 3,031,639	Brown Brothers Harriman & Company	2/7/2014	—	(64,628)	(64,628)
	USD 10,809,512	EUR 7,979,855	Deutsche Bank AG London	2/7/2014	—	(168,119)	(168,119)
	USD 3,530,873	EUR 2,606,757	JPMorgan Chase Bank	2/7/2014	—	(55,159)	(55,159)
	USD 7,541,117	EUR 5,569,757	Morgan Stanley And Co. International PLC	2/7/2014	—	(121,019)	(121,019)
	USD 3,240,716	EUR 2,392,380	Royal Bank of Scotland PLC	2/7/2014	—	(50,405)	(50,405)
	USD 5,418,933	EUR 4,002,314	State Street Bank and Trust Company	2/7/2014	—	(86,922)	(86,922)
	USD 5,354,278	GBP 3,269,339	Bank of America N.A.	2/7/2014	—	(58,280)	(58,280)
	USD 1,727,292	GBP 1,055,286	Bank of New York	2/7/2014	—	(19,788)	(19,788)
	USD 2,641,000	GBP 1,612,608	Barclays Bank PLC Wholesale	2/7/2014	—	(28,755)	(28,755)
	USD 6,795,963	GBP 4,151,474	Deutsche Bank AG London	2/7/2014	—	(77,015)	(77,015)
	USD 4,810,327	GBP 2,937,041	Morgan Stanley And Co. International PLC	2/7/2014	—	(52,095)	(52,095)
	USD 4,659,969	HKD 36,130,741	Bank of America N.A.	2/7/2014	220	—	220
	USD 6,846,635	HKD 53,082,370	Bank of New York	2/7/2014	650	—	650
	USD 2,895,919	HKD 22,452,903	Barclays Bank PLC Wholesale	2/7/2014	189	—	189
	USD 6,203,788	HKD 48,095,054	Brown Brothers Harriman & Company	2/7/2014	1,013	—	1,013
	USD 5,549,700	HKD 43,031,816	JPMorgan Chase Bank	2/7/2014	—	(75)	(75)
	USD 3,704,223	HKD 28,717,903	Morgan Stanley And Co. International PLC	2/7/2014	501	—	501
	USD 3,531,837	HKD 27,382,382	State Street Bank and Trust Company	2/7/2014	356	—	356
	USD 1,019,350	NOK 6,276,297	Bank of America N.A.	2/7/2014	—	(14,106)	(14,106)
	USD 2,408,909	NOK 14,828,378	Brown Brothers Harriman & Company	2/7/2014	—	(32,730)	(32,730)
	USD 1,905,197	NZD 2,332,751	Bank of America N.A.	2/7/2014	—	(8,919)	(8,919)
	USD 1,822,996	NZD 2,233,878	Barclays Bank PLC Wholesale	2/7/2014	—	(9,990)	(9,990)
	USD 983,851	SEK 6,427,543	Bank of America N.A.	2/7/2014	—	(14,894)	(14,894)
	USD 862,659	SEK 5,684,519	Bank of New York	2/7/2014	—	(20,629)	(20,629)
	USD 1,294,995	SEK 8,484,357	Barclays Bank PLC Wholesale	2/7/2014	—	(23,345)	(23,345)
	USD 878,571	SEK 5,770,648	Deutsche Bank AG London	2/7/2014	—	(18,100)	(18,100)
	USD 875,812	SEK 5,770,648	Morgan Stanley And Co. International PLC	2/7/2014	—	(20,859)	(20,859)
	USD 2,482,147	SGD 3,122,069	Bank of America N.A.	2/7/2014	8,079	—	8,079
	USD 2,543,018	SGD 3,181,394	Bank of New York	2/7/2014	21,938	—	21,938
	USD 2,642,474	SGD 3,302,485	Barclays Bank PLC Wholesale	2/7/2014	25,436	—	25,436
	USD 2,480,392	SGD 3,122,069	Brown Brothers Harriman & Company	2/7/2014	6,324	—	6,324
	USD 2,474,382	SGD 3,106,537	Deutsche Bank AG London	2/7/2014	12,622	—	12,622
	USD 2,449,541	SGD 3,075,472	Morgan Stanley And Co. International PLC	2/7/2014	12,398	—	12,398
	USD 2,473,052	SGD 3,106,537	State Street Bank and Trust Company	2/7/2014	11,292	—	11,292
					$1,383,658	($2,507,925)	($1,124,267)

Mutual Shares Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $89.6 million to $108.6 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mutual Shares Trust
	EUR 129,507	USD 178,132	Bank of America N.A.	1/17/2014	$29	—	$29
	EUR 329,332	USD 452,194	Barclays Bank PLC Wholesale	1/17/2014	864	—	864
	EUR 193,115	USD 265,207	HSBC Bank PLC	1/17/2014	458	—	458
	EUR 66,215	USD 91,100	State Street Bank and Trust Company	1/17/2014	—	($9)	(9)
	GBP 750,075	USD 1,219,275	Bank of America N.A.	2/19/2014	22,403	—	22,403
	GBP 288,947	USD 469,572	Barclays Bank PLC Wholesale	2/19/2014	8,753	—	8,753
	GBP 99,714	USD 162,662	HSBC Bank PLC	2/19/2014	2,405	—	2,405
	GBP 383,178	USD 626,711	State Street Bank and Trust Company	2/19/2014	7,604	—	7,604
	KRW 214,881,773	USD 201,209	Bank of America N.A.	2/12/2014	2,134	—	2,134

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mutual Shares Trust, continued
	KRW 36,722,700	USD 33,890	Credit Suisse International	2/12/2014	$861	—	$861
	KRW 524,494,910	USD 489,258	HSBC Bank PLC	2/12/2014	7,072	—	7,072
	USD 8,679,110	EUR 6,619,520	Bank of America N.A.	1/17/2014	—	($427,270)	(427,270)
	USD 7,468,239	EUR 5,719,019	Barclays Bank PLC Wholesale	1/17/2014	—	(399,335)	(399,335)
	USD 1,504,796	EUR 1,119,187	Credit Suisse International	1/17/2014	—	(34,854)	(34,854)
	USD 268,674	EUR 203,939	Deutsche Bank AG London	1/17/2014	—	(11,883)	(11,883)
	USD 1,387,858	EUR 1,025,497	HSBC Bank PLC	1/17/2014	—	(22,902)	(22,902)
	USD 329,286	EUR 243,383	State Street Bank and Trust Company	1/17/2014	—	(5,530)	(5,530)
	USD 13,631,295	EUR 10,131,617	Bank of America N.A.	5/15/2014	—	(306,646)	(306,646)
	USD 236,041	EUR 171,971	Barclays Bank PLC Wholesale	5/15/2014	—	(538)	(538)
	USD 287,395	EUR 208,690	HSBC Bank PLC	5/15/2014	302	—	302
	USD 79,487	EUR 58,000	State Street Bank and Trust Company	5/15/2014	—	(303)	(303)
	USD 37,898,427	GBP 24,361,502	Bank of America N.A.	2/19/2014	—	(2,429,741)	(2,429,741)
	USD 18,568,635	GBP 11,935,852	Barclays Bank PLC Wholesale	2/19/2014	—	(1,190,042)	(1,190,042)
	USD 3,190,462	GBP 1,992,226	Credit Suisse International	2/19/2014	—	(107,481)	(107,481)
	USD 1,168,812	GBP 732,812	HSBC Bank PLC	2/19/2014	—	(44,288)	(44,288)
	USD 1,657,522	KRW 1,862,303,283	Bank of America N.A.	2/12/2014	—	(104,779)	(104,779)
	USD 3,601,929	KRW 4,009,915,301	Credit Suisse International	2/12/2014	—	(192,665)	(192,665)
	USD 2,466,327	KRW 2,770,423,051	Deutsche Bank AG London	2/12/2014	—	(155,331)	(155,331)
	USD 1,698,727	KRW 1,881,445,554	HSBC Bank PLC	2/12/2014	—	(81,690)	(81,690)
					$52,885	($5,515,287)	($5,462,402)

Utilities Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $28.8 million to $72.9 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Contract to Buy	Contract to Sell	Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Utilities Trust
	EUR 121,769	USD 164,662	Barclays Bank PLC Wholesale	1/14/2014	$2,855	—	$2,855
	EUR 628,220	USD 852,680	Merrill Lynch International Bank	1/14/2014	11,555	—	11,555
	EUR 252,091	USD 341,588	Barclays Bank PLC Wholesale	1/17/2014	5,210	—	5,210
	EUR 100,408	USD 137,508	Deutsche Bank AG London	1/17/2014	623	—	623
	EUR 126,873	USD 174,961	JPMorgan Chase Bank N.A.	1/17/2014	—	($423)	(423)
	EUR 655,335	USD 896,426	UBS AG	1/17/2014	5,111	—	5,111
	GBP 420,000	USD 684,435	Barclays Bank PLC Wholesale	1/17/2014	10,997	—	10,997
	USD 231,428	EUR 171,064	Deutsche Bank AG London	1/14/2014	—	(3,902)	(3,902)
	USD 69,042	EUR 50,020	Barclays Bank PLC Wholesale	1/17/2014	231	—	231
	USD 241,221	EUR 179,404	Credit Suisse International	1/17/2014	—	(5,583)	(5,583)
	USD 12,885,588	EUR 9,546,393	Deutsche Bank AG London	1/17/2014	—	(247,250)	(247,250)
	USD 12,926,782	EUR 9,574,297	JPMorgan Chase Bank N.A.	1/17/2014	—	(244,443)	(244,443)
	USD 6,025,298	EUR 4,379,698	UBS AG	1/17/2014	209	—	209
	USD 5,723,550	EUR 4,160,182	Barclays Bank PLC Wholesale	3/18/2014	657	—	657
	USD 452,613	GBP 276,262	Barclays Bank PLC Wholesale	1/17/2014	—	(4,820)	(4,820)
	USD 455,409	GBP 280,554	Citibank N.A.	1/17/2014	—	(9,130)	(9,130)
	USD 4,038,931	GBP 2,524,113	Credit Suisse International	1/17/2014	—	(140,474)	(140,474)
	USD 909,095	GBP 564,570	Deutsche Bank AG London	1/17/2014	—	(25,717)	(25,717)
	USD 508,282	GBP 313,409	JPMorgan Chase Bank N.A.	1/17/2014	—	(10,657)	(10,657)
	USD 3,697,137	GBP 2,313,806	Merrill Lynch International Bank	1/17/2014	—	(134,043)	(134,043)
	USD 76,454	GBP 46,602	UBS AG	1/17/2014	—	(711)	(711)
					$37,448	($827,153)	($789,705)

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If the portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds

DERIVATIVE INSTRUMENTS, CONTINUED

or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

During the year ended December 31, 2013, the portfolios purchased options for the following reasons: Health Sciences purchased options to manage against anticipated changes in securites markets, to gain exposure to certain securities and to maintain diversity and liquidity of the portfolio. Mutual Shares purchased options to manage against anticipated changes in securities markets and to maintain diversity and liquidity of the portfolio. The following table summarizes the approximate range of market values of purchased options held by the portfolios during the year ended December 31, 2013, as measured at each quarter end.

Portfolio	Market Value Range
Health Sciences Trust	up to $48.9 thousand
Mutual Shares Trust	up to $379.9 thousand

The following tables summarize the portfolio’s, written options activities during the year ended December 31, 2013. In addition, the tables detail how the portfolios used written option contracts during the year ended December 31, 2013.

	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Capital Appreciation Value Trust
Outstanding, beginning of period	4,945	$700,843
Options written	7,339	1,380,505
Option closed	(4,257)	(626,036)
Option exercised	(3,787)	(685,738)
Options expired	(1,972)	(266,320)
Outstanding, end of period	2,268	$503,254
Health Sciences Trust
Outstanding, beginning of period	5,024	$3,144,960
Options written	1,677	791,409
Option closed	(2,338)	(1,289,860)
Options exercised	(667)	(328,627)
Options expired	(2,681)	(1,619,498)
Outstanding, end of period	1,015	$698,384

Options on securities

Capital Appreciation Value Trust

The portfolio used written options to gain exposure to certain securities markets.

Portfolio	Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust	CALLS
	Accenture PLC	$80.00	Jan 2015	56	$23,175	($42,840)
	Accenture PLC	85.00	Jan 2015	56	15,265	(29,120)
	JPMorgan Chase & Company	45.00	Jan 2014	1	261	(1,348)
	Pfizer, Inc.	27.00	Jan 2014	10	1,262	(3,650)
	Philip Morris International, Inc.	95.00	Jan 2015	30	7,620	(5,145)
	Philip Morris International, Inc.	97.50	Jan 2015	81	18,392	(9,882)
	The Procter & Gamble Company	75.00	Jan 2014	206	21,336	(131,840)
	The Procter & Gamble Company	85.00	Jan 2015	181	45,010	(59,277)
	The Walt Disney Company	70.00	Jan 2014	161	28,819	(104,650)
	United Technologies Corp.	105.00	Jan 2014	78	21,972	(69,030)
	U.S. Bancorp	35.00	Jan 2014	2	252	(1,090)
					$183,364	($457,872)

Health Sciences Trust

The portfolio used written options to manage against changes in securities and to gain exposure to certain securities.

Portfolio	Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Health Sciences Trust	CALLS
	Alexion Pharmaceuticals, Inc.	$110.00	Jan 2014	5	$5,185	($11,725)
	Alexion Pharmaceuticals, Inc.	115.00	Jan 2014	5	4,310	(9,150)
	Athenahealth, Inc.	130.00	Jan 2014	21	13,132	(13,650)
	Gilead Sciences, Inc.	85.00	Feb 2014	1	97	(70)
	Henry Schein, Inc.	120.00	Apr 2014	24	5,088	(4,500)
	Incyte Corp., Ltd.	40.00	Jan 2014	36	8,219	(38,700)
	Intuitive Surgical, Inc.	680.00	Jan 2014	7	17,689	(53)
	Pharmacyclics, Inc.	150.00	Feb 2014	33	7,161	(3,713)
	Regeneron Pharmaceuticals, Inc.	330.00	Jan 2014	17	16,651	(255)
	Valeant Pharmaceuticals International	120.00	Jan 2014	23	9,825	(5,865)
					$87,357	($87,681)
	PUTS
	Agilent Technologies, Inc.	$45.00	Jan 2014	56	$45,194	($280)
	Alexion Pharmaceuticals, Inc.	110.00	Jan 2014	11	27,466	(247)

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Health Sciences Trust, continued	PUTS
	Alexion Pharmaceuticals, Inc.	$115.00	Jan 2014	11	$27,356	($385)
	AmerisourceBergen Corp.	45.00	Jan 2014	9	4,229	(45)
	Bristol-Myers Squibb Company	35.00	Jan 2014	73	26,608	(73)
	Centene Corp.	40.00	Jan 2014	19	12,863	(237)
	Eli Lilly & Company	55.00	Jan 2014	39	25,233	(15,502)
	Express Scripts Holding Company	55.00	Jan 2014	4	2,868	(22)
	Forest Laboratories, Inc.	40.00	Jan 2014	112	55,693	(280)
	Gilead Sciences, Inc.	35.00	Jan 2014	20	11,870	(20)
	Gilead Sciences, Inc.	42.50	Jan 2014	74	47,389	(111)
	Humana, Inc.	80.00	Jan 2014	7	10,789	(18)
	Medivation, Inc.	55.00	Jan 2014	68	78,812	(1,700)
	Merck & Company, Inc.	45.00	Jan 2014	45	23,894	(292)
	Pfizer, Inc.	27.00	Jan 2014	127	31,819	(445)
	Pharmacyclics, Inc.	50.00	Jan 2014	6	7,183	(90)
	St. Jude Medical, Inc.	30.00	Jan 2014	11	4,147	(28)
	St. Jude Medical, Inc.	45.00	Jan 2014	13	13,643	(33)
	Stryker Corp.	60.00	Jan 2014	19	14,430	(47)
	Teva Pharmaceutical Industries	45.00	Jan 2014	18	14,346	(8,955)
	UnitedHealth Group, Inc.	60.00	Jan 2014	32	29,761	(144)
	Vertex Pharmaceuticals, Inc.	60.00	Jan 2014	36	60,641	(540)
	Viropharma, Inc.	30.00	Jan 2014	6	4,905	(15)
	Wellpoint, Inc.	70.00	Jan 2014	27	29,888	(81)
					$611,027	($29,590)

Over the counter options on securities

Capital Appreciation Value Trust

The portfolio used written options to gain exposure to certain securities markets.

Portfolio	Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust	CALLS
	Apache Corp.	$90.00	Jan 2014	35	$6,667	($805)
	Con Edison Inc.	60.00	Jan 2014	77	3,080	(193)
	Con Edison Inc.	60.00	Jan 2015	77	12,089	(9,047)
	Lowe’s Companies, Inc.	45.00	Jan 2014	161	33,971	(73,657)
	Lowe’s Companies, Inc.	46.00	Jan 2014	40	10,320	(14,500)
	Lowe’s Companies, Inc.	55.00	Jan 2015	105	23,799	(27,720)
	NRG Energy, Inc.	25.00	Jan 2014	74	24,753	(27,750)
	NRG Energy, Inc.	27.00	Jan 2014	73	15,841	(13,687)
	Simon Property Group, Inc.	180.00	Jan 2015	15	4,905	(3,338)
	Simon Property Group, Inc.	165.00	Jan 2015	15	10,455	(8,175)
	Simon Property Group, Inc.	170.00	Jan 2015	26	13,375	(10,790)
	Simon Property Group, Inc.	175.00	Jan 2015	15	6,255	(4,688)
	Texas Instruments, Inc.	45.00	Jan 2015	350	70,053	(95,375)
	The Procter & Gamble Company	90.00	Jan 2015	119	20,405	(21,896)
	The Procter & Gamble Company	95.00	Jan 2015	29	3,844	(2,857)
	The Procter & Gamble Company	92.50	Jan 2015	29	5,268	(3,930)
	United Technologies Corp.	120.00	Jan 2015	83	32,299	(42,952)
	United Technologies Corp.	125.00	Jan 2015	83	22,511	(29,672)
					$319,890	($391,032)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the porfolios at by risk category:

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
500 Index Trust B	Equity Contracts	Receivable/payable for futures	Futures†	$2,741,202	—
	Total			$2,741,202	—
All Cap Core Trust	Equity Contracts	Receivable/payable for futures	Futures†	$34,965	—
	Total			$34,965	—
Capital Appreciation Value Trust	Equity Contracts	Written options, at value	Options	—	($848,904)
	Total			—	($848,904)
Health Sciences Trust	Equity Contracts	Investments in unaffiliated issuers, at value*	Purchased options	$135	—
	Equity Contracts	Written options, at value	Options	—	($117,271)
	Total			$135	($117,271)

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
International Core Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$1,383,658	($2,507,925)
	Total			$1,383,658	($2,507,925)
International Equity Index Trust B	Equity contracts	Receivable/payable for futures	Futures†	$749,720	—
	Total			$749,720	—
Mid Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$688,344	—
	Total			$688,344	—
Mutual Shares Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$52,885	($5,515,287)
	Equity contracts	Investment unaffiliated issuers, at value*	Purchased options	379,905	—
	Total			$432,790	($5,515,287)
Small Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$728,419	—
	Total			$728,419	—
Strategic Equity Allocation Trust	Equity contracts	Receivable/payable for futures	Futures†	$12,956,267	—
	Total			$12,956,267	—
Total Stock Market Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$549,357	—
	Total			$549,357	—
Utilities Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$37,448	($827,153)
	Total			$37,448	($827,153)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio of investments.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2013:

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
500 Index Trust B	Equity contracts	—	—	$23,329,594	—	—	$23,329,594
	Total	—	—	$23,329,594	—	—	$23,329,594
All Cap Core Trust	Equity contracts	—	—	$1,239,051	—	—	$1,239,051
	Total	—	—	$1,239,051	—	—	$1,239,051
Capital Appreciation Value Trust	Equity contracts	—	$93,621	—	—	—	$93,621
	Total	—	$93,621	—	—	—	$93,621
Health Sciences Trust	Equity contracts	($3,607)	$1,276,253	—	—	—	$1,272,646
	Total	($3,607)	$1,276,253	—	—	—	$1,272,646
International Core Trust	Equity contracts	—	—	$3,071,604	—	—	$3,071,604
	Foreign exchange contracts	—	—	—	—	$1,351,036	1,351,036
	Total	—	—	$3,071,604	—	$1,351,036	$4,422,640
International Equity Index Trust B	Equity contracts	—	—	$1,611,620	—	—	$1,611,620
	Total	—	—	$1,611,620	—	—	$1,611,620
Mid Cap Index Trust	Equity contracts	—	—	$5,517,631	—	—	$5,517,631
	Total	—	—	$5,517,631	—	—	$5,517,631
Mutual Shares Trust	Equity contracts	$120,114	$5,958	—	—	—	$126,072
	Foreign exchange contracts	—	—	—	—	($2,366,151)	(2,366,151)
	Total	$120,114	$5,958	—	—	($2,366,151)	($2,240,079)
Small Cap Index Trust	Equity contracts	—	—	$5,212,980	—	—	$5,212,980
	Total	—	—	$5,212,980	—	—	$5,212,980
Strategic Equity Allocation Trust	Equity contracts	—	—	$57,405,243	—	—	$57,405,243
	Total	—	—	$57,405,243	—	—	$57,405,243
Total Stock Market Index Trust	Equity contracts	—	—	$4,989,370	—	—	$4,989,370
	Total	—	—	$4,989,370	—	—	$4,989,370
Utilities Trust	Foreign exchange contracts	—	—	—	—	($1,760,876)	($1,760,876)
	Total	—	—	—	—	($1,760,876)	($1,760,876)

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

DERIVATIVE INSTRUMENTS, CONTINUED

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2013:

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
500 Index Trust B	Equity contracts	—	—	$3,005,404	—	—	$3,005,404
	Total	—	—	$3,005,404	—	—	$3,005,404
All Cap Core Trust	Equity contracts	—	—	$46,775	—	—	$46,775
	Total	—	—	$46,775	—	—	$46,775
Capital Appreciation Value Trust	Equity contracts	—	($382,896)	—	—	—	($382,896)
	Total	—	($382,896)	—	—	—	($382,896)
Health Sciences Trust	Equity contracts	($31,901)	($600,949)	—	—	—	($632,850)
	Total	($31,901)	($600,949)	—	—	—	($632,850)
International Core Trust	Foreign currency contracts	—	—	—	—	($2,493,002)	($2,493,002)
	Equity contracts	—	—	$27,765	—	—	27,765
	Total	—	—	$27,765	—	($2,493,002)	($2,465,237)
International Equity Index Trust B	Equity contracts	—	—	$314,742	—	—	$314,742
	Total	—	—	$314,742	—	—	$314,742
Mid Cap Index Trust	Equity contracts	—	—	$546,581	—	—	$546,581
	Total	—	—	$546,581	—	—	$546,581
Mutual Shares Trust	Equity contracts	($54,209)	—	—	—	—	($54,209)
	Foreign currency contracts	—	—	—	—	($1,272,421)	(1,272,421)
	Total	($54,209)	—	—	—	($1,272,421)	($1,326,630)
Small Cap Index Trust	Equity contracts	—	—	$335,102	—	—	$335,102
	Total	—	—	$335,102	—	—	$335,102
Strategic Equity Allocation Trust	Equity contracts	—	—	$11,883,698	—	—	$11,883,698
	Total	—	—	$11,883,698	—	—	$11,883,698
Total Stock Market Index Trust	Equity contracts	—	—	$527,675	—	—	$527,675
	Total	—	—	$527,675	—	—	$527,675
Utilities Trust	Foreign currency contracts	—	—	—	—	($395,623)	($395,623)
	Total	—	—	—	—	($395,623)	($395,623)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment adviser for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee.  The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the portfolios and the net assets of a similar portfolio of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II funds are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC.

•	500 Index Trust B — a) 0.470% of the first $500 million of average net assets and b) 0.460% of the excess over $500 million of average net assets.

•	All Cap Core Trust — a) 0.800% of the first $500 million of aggregate net assets and b) 0.750% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Trust — a) 1.025% of the first $250 million of aggregate net assets; b) 1.000% of aggregate net assets between $250 million and $500 million; c) 0.975% of aggregate net assets between $500 million and $1 billion; and d) 0.950% of the excess over $1 billion of aggregate net assets.

•	Blue Chip Growth Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of aggregate net assets between $300 million and $500 million; c) 0.700% of the aggregate net assets between $500 million and $1 billion; and d) 0.670% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net aggregate assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equal or exceed $3 billion, then the advisory fee to be paid is 0.800% of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Core Strategy Trust and Franklin Templeton Founding Allocation Trust — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any Fund of the Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. The advisory fee paid on Affiliated Fund Assets is as follows: a) 0.050% on the first $500 million of aggregate net assets and b) 0.040% of the excess over $500 million in aggregate net assets. The advisory fee paid on Other Assets is as follows: a) 0.500% on the first $500 million of aggregate net assets and b) 0.490% of the excess over $500 million in aggregate net assets.

•	Emerging Markets Value Trust — a) 1.000% of the first $100 million of aggregate net assets and b) 0.950% of the excess over $100 million of aggregate net assets.

•	Equity-Income Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Financial Services Trust and Fundamental Value Trust — a) 0.800% of the first $50 million of aggregate net assets; b) 0.775% of aggregate net assets between $50 million and $500 million; and c) 0.750% of the excess over $500 million of aggregate net assets.

•	Fundamental All Cap Core Trust — a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.650% of the excess over $2.5 billion of aggregate net assets.

•	Fundamental Large Cap Value Trust — a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of aggregate net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of aggregate net assets.

•	Global Trust — Aggregate net assets are the aggregate net assets of Global Trust, International Value Trust, Income Trust, Mutual Shares Trust, JHF II Global Fund, JHF II International Value Fund, JHF II Income Fund, JHF II Mutual Shares Fund and JHF II International Small Cap Fund. The advisory fees paid are as follows: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

•	International Core Trust — Aggregate net assets are the aggregate net assets of International Core Trust and JHF III International Core Fund. The advisory fees paid are as follows: a) 0.920% of the first $100 million of aggregate net assets; b) 0.895% of aggregate net assets between $100 million and $1 billion; c) 0.880% of aggregate net assets between $1 billion and $2 billion; d) 0.850% of aggregate net assets between $2 billion and $3 billion; e) 0.825% of aggregate net assets between $3 billion and $4 billion; and f) 0.800% of aggregate net assets in excess over $4 billion.

•	International Equity Index Trust B — a) 0.550% of the first $100 million of average net assets and b) 0.530% of the excess over $100 million of average net assets.

•	International Growth Stock Trust — a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of aggregate net assets between $250 million and $750 million; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Company Trust — 0.950% of aggregate net assets.

•	International Value Trust — Aggregate net assets are the aggregate net assets of Global Trust, Income Trust, International Value Trust, Mutual Shares Trust, JHF II Global Fund, JHF II Income Fund, JHF II International Small Cap Fund, JHF II International Value Fund and JHF II Mutual Shares Fund. The advisory fees paid are as follows: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of aggregate net assets between $150 million and $300 million; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the advisory fee rate is 0.800% of aggregate net assets.

•	Lifestyle PS Series — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B, and b) a fee on net assets not invested in affiliated funds (Other Assets). The advisory fee paid on Affiliated Fund Assets is as follows: a) 0.050% of the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other Assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion in aggregate net assets.

•	Mid Cap Index Trust and Small Cap Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Value Trust — a) 1.050% of the first $50 million of aggregate net assets; and b) 0.950% of the excess over $50 million of aggregate net assets.

•	Mutual Shares Trust — a) 0.960% of the first $750 million of aggregate net assets; and b) 0.920% of the excess over $750 million of aggregate net assets.

•	Natural Resources Trust — a) 1.000% of the first $1 billion of aggregate net assets and b) 0.975% of aggregate net assets between $1 billion and $2 billion; and c) 0.950% excess over $2 billion of aggregate net assets.

•	Real Estate Securities Trust — 0.700% of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Cap Growth Trust — a) 1.100% of the first $100 million of aggregate net assets and b) 1.050% of the excess over $100 million of aggregate net assets.

•	Small Cap Opportunities Trust — a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets.

•	Small Cap Value Trust — a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of aggregate net assets between $100 million and $600 million; and c) 1.000% of the excess over $600 million of aggregate net assets.

•	Small Company Growth Trust — a) 1.050% of the first $250 million of aggregate net assets and b) 1.000% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets of the portfolio, JHF II Small Company Growth Fund, Small Cap Opportunities Trust, JHF II Small Cap Opportunities

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Fund, International Growth Stock Trust, JHF II International Growth Stock Fund, Value Trust and JHF II Value Fund, exceed $1 billion, then the advisory rate for Small Company Growth Trust will be 1.000% of aggregate net assets.

•	Strategic Equity Allocation Trust — a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion and d) 0.600% of the excess over $10 billion of aggregate net assets.

•	Total Stock Market Index Trust — a) 0.490% of the first $250 million of aggregate net assets; b) 0.480% of aggregate net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of aggregate net assets.

•	U.S. Equity Trust — a) 0.780% of the first $500 million of aggregate net assets; b) 0.760% of aggregate net assets between $500 million and $1 billion; and c) 0.740% of the excess over $1 billion of aggregate net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of aggregate net assets; b) 0.800% of aggregate net assets between $600 million and $900 million; c) 0.775% of aggregate net assets between $900 million and $1.5 billion; and d) 0.700% of the excess over $1.5 billion of aggregate net assets.

•	Value Trust — a) 0.750% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.650% of the excess over $500 million of aggregate net assets.

The organizations described below act as the subadvisers to the Trust and its portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolios	Subadvisor
Science & Technology Trust	Allianz Global Investors U.S. LLC[1]; T. Rowe Price Associates, Inc.
Financial Services Trust	Davis Selected Advisers, L.P.
Fundamental Value Trust
Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Emerging Markets Value Trust	Dimensional Fund Advisors LP
International Small Company Trust
Small Cap Opportunities Trust	Dimensional Fund Advisors LP; Invesco Advisers, Inc.
Mutual Shares Trust	Franklin Mutual Advisers, LLC
International Core Trust	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. Equity Trust
International Growth Stock Trust	Invesco Advisers, Inc.
Small Company Growth Trust
Value Trust
Capital Appreciation Trust	Jennison Associates LLC
Core Strategy Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John
Lifestyle Aggressive PS Series	Hancock Asset Management a division of Manulife Asset Management (North America)
Lifestyle Balanced PS Series	Limited[2,3,4]
Lifestyle Conservative PS Series
Lifestyle Growth PS Series
Lifestyle Moderate PS Series
Franklin Templeton Founding Allocation Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[2,4]
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Strategic Equity Allocation Trust
500 Index Trust B	John Hancock Asset Management a division of Manulife Asset Management (North America)
Mid Cap Index Trust	Limited[2,3]
Small Cap Index Trust
Total Stock Market Index Trust
Utilities Trust	MFS Investment Management
All Cap Core Trust	QS Investors, LLC.
International Equity Index Trust B	SSgA Funds Management, Inc.
Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
Capital Appreciation Value Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust
Small Company Value Trust
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Alpha Opportunities Trust	Wellington Management Company, LLP
Mid Cap Stock Trust
Small Cap Growth Trust
Small Cap Value Trust
Natural Resources Trust	Wellington Management Company, LLP; RS Investment Management Co. LLC

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

1	Effective March 31, 2013, RCM Capital Management, LLC merged into Allianz Global Investors, U.S. LLC.

2	An affiliate of the Adviser.

3	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

4	Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, short dividends, and fees under any agreements or plans of the portfolios dealing with services for shareholders and others with beneficial interests in shares of the portfolios. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense limitation as a percentage of average net assets
All Cap Core Trust	0.200%
Alpha Opportunities Trust	0.200%
American Asset Allocation Trust	0.100%
American Global Growth Trust	0.100%
American Growth Trust	0.100%
American Growth-Income Trust	0.100%
American International Trust	0.100%
American New World Trust	0.100%
Blue Chip Growth Trust	0.200%
Capital Appreciation Trust	0.200%
Capital Appreciation Value Trust	0.200%
Core Strategy Trust	0.100%
Emerging Markets Value Trust	0.250%
Equity-Income Trust	0.200%
Financial Services Trust	0.200%
Franklin Templeton Founding Allocation Trust	0.100%
Fundamental All Cap Core Trust	0.200%
Fundamental Large Cap Value Trust	0.200%
Fundamental Value Trust	0.200%
Global Trust	0.250%
Health Sciences Trust	0.200%
International Core Trust	0.250%
International Growth Stock Trust	0.250%
International Small Company Trust	0.250%
International Value Trust	0.250%
Mid Cap Index Trust	0.075%
Mid Cap Stock Trust	0.200%
Mid Value Trust	0.200%
Mutual Shares Trust	0.200%
Natural Resources Trust	0.200%
Real Estate Securities Trust	0.200%
Science & Technology Trust	0.200%
Small Cap Growth Trust	0.200%
Small Cap Index Trust	0.075%
Small Cap Opportunities Trust	0.200%
Small Cap Value Trust	0.200%
Small Company Growth Trust	0.200%
Small Company Value Trust	0.200%
Strategic Equity Allocation Trust	0.200%
Total Stock Market Index Trust	0.075%
U.S. Equity Trust	0.200%
Utilities Trust	0.200%
Value Trust	0.200%

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock complex, (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolio and with the approval of the Board of Trustees.

Prior to June 1, 2013, the Advisor had contractually agreed to waive a portion of its management fee for certain portfolios (the participating portfolios) of the Trust and John Hancock Funds II. The waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeded

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

$75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that equaled or exceeded $100 billion. The amount of the Reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive its advisory fee for 500 Index Trust B, and International Equity Index Trust B in an amount so that annual operating expenses do not exceed 0.25% and 0.34%, respectively. The waiver excludes Rule 12b-1 fees, taxes, short dividends, brokerage commissions, interest expense, litigation and indemnification expenses, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The expense waivers will remain in effect until April 30, 2014, and may terminate any time thereafter.

The Advisor has contractually agreed to waive its management fee for Global Trust, International Value Trust and Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2014, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its advisory fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the portfolios’ average daily net assets, respectively. The expense limitation agreements expire on April 30, 2014, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reimburse certain other expenses for Lifestyle PS Series so that certain expenses do not exceed 0.04% of average daily net assets of the Lifestyle PS Series. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2015, and may terminate at any time thereafter. Prior to October 1, 2013, the Advisor contracturally agreed to reimburse certain expenses so that they did not exceed 0.10% for all Lifestyle PS Series except for Lifestyle Aggressive PS Series.

The Advisor has contractually agreed to waive its management fee for Natural Resources Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolio’s average daily net assets. The expense reimbursements will remain in effect until December 31, 2013, and may terminate at any time thereafter.

The Advisor voluntarily agreed to waive its advisory fee on Strategic Equity Allocation Trust so that the amount retained by the Advisor after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the portfolio.

The Advisor has voluntarily agreed to waive its management fee by 0.03% for Natural Resources Trust and the Alpha Opportunities Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.

The Advisor voluntarily agreed to waive a portion of its advisory fees for the portfolios sub-advised by Deutsche Investment Management Americas, Inc. which include Real Estate Securities Trust. This voluntary waiver is the amount that the subadvisory fee is reduced by Deutsche Investment Management Americas, Inc. This voluntary expense reimbursement may terminate at any time.

For the year ended December 31, 2013, the waivers under these agreements amounted to:

EXPENSE REIMBURSEMENT BY CLASS

Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust B	$3,180,048	$113,571	—	$2,926,316	$6,219,935
All Cap Core Trust	4,077	436	—	14,058	18,571
Alpha Opportunities Trust	176	—	—	204,589	204,765
American Asset Allocation Trust	10,285	68,390	$8,236	—	86,911
American Global Growth Trust	187	10,530	1,519	—	12,236
American Growth Trust	4,918	45,469	5,600	—	55,987
American Growth-Income Trust	12,423	41,265	13,483	—	67,171
American International Trust	4,283	27,686	2,634	—	34,603
American New World Trust	620	3,141	117	—	3,878
Blue Chip Growth Trust	105,242	46,973	—	496,307	648,522
Capital Appreciation Trust	9,148	3,590	—	41,303	54,041
Capital Appreciation Value Trust	427	122,213	—	10,876	133,516
Emerging Markets Value Trust	232	—	—	53,374	53,606
Equity-Income Trust	118,676	66,040	—	553,670	738,386
Financial Services Trust	5,944	1,257	—	1,082	8,283
Fundamental All Cap Core Trust	7,288	3,366	—	63,958	74,612
Fundamental Large Cap Value Trust	6,648	956	—	23,935	31,539
Fundamental Value Trust	17,038	13,302	—	47,524	77,864
Global Trust	23,491	4,481	—	63,112	91,084
Health Sciences Trust	52,239	47,541	—	35,171	134,951
International Core Trust	2,298	1,069	—	36,096	39,463
International Equity Index Trust B	606,713	59,117	—	790,885	1,456,715
International Growth Stock Trust	138	1,094	—	25,648	26,880
International Small Company Trust	2,077	1,278	—	1,858	5,213
International Value Trust	5,840	4,901	—	46,813	57,554
Lifestyle Aggressive PS Series	13,355	13,866	—	13,355	40,576
Lifestyle Balanced PS Series	5	5,939	—	2	5,946
Lifestyle Conservative PS Series	25	22,631	—	25	22,681
Lifestyle Growth PS Series	21	4,068	—	1	4,090

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Series I	Series II	Series III	Series NAV	Total
Lifestyle Moderate PS Series	$18	$13,598	—	$13	$13,629
Mid Cap Index Trust	571,756	80,710	—	72,312	724,778
Mid Cap Stock Trust	9,617	5,690	—	26,550	41,857
Mid Value Trust	165,982	43,406	—	228,121	437,509
Mutual Shares Trust	10,647	—	—	22,562	33,209
Natural Resources Trust	3,506	28,863	—	22,748	55,117
Real Estate Securities Trust	4,566	3,303	—	11,843	19,712
Science & Technology Trust	122,472	16,719	—	5,900	145,091
Small Cap Growth Trust	5,295	1,919	—	15,895	23,109
Small Cap Index Trust	132,465	31,431	—	31,833	195,729
Small Cap Opportunities Trust	39,222	32,467	—	96,018	167,707
Small Cap Value	16,655	2,250	—	17,251	36,156
Small Company Growth Trust	—	—	—	5,999	5,999
Small Company Value Trust	49,324	43,766	—	138,335	231,425
Strategic Equity Allocation Trust	—	—	—	13,722,391	13,722,391
U.S. Equity Trust	6,899	433	—	40,197	47,529
Utilities Trust	17,684	1,291	—	1,461	20,436
Value Trust	23,962	1,680	—	1,425	27,067

Expense recapture.  The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the portfolio is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended December 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

The following portfolios recaptured operating expenses during the period and/or have amounts eligible for recovery going forward.

Portfolio	Amounts eligible for recovery through 12-1-2014	Amounts eligible for recovery through 12-1-2015	Amounts eligible for recovery through 12-1-2016	Amount recovered during the period ended 12-31-13
500 Index Trust B	$1,882,363	$2,637,042	$6,219,935	—
International Equity Index Trust B	696,891	831,519	1,456,715	—
Lifestyle Aggressive PS Series	—	—	40,576	—
Lifestyle Balanced PS Series	—	—	5,108	—
Lifestyle Conservative PS Series	$49,710	$21,032	$22,472	—
Lifestyle Growth PS Series	—	—	3,036	—
Lifestyle Moderate PS Series	31,660	11,677	13,254	$13,175

Amounts recovered by class
Portfolio	Series II
Lifestyle Moderate PS Series	$13,175

The investment management fees, including the impact of the waivers, reimbursements and amounts recaptured as described above, incurred for the year ended December 31, 2013 were equivalent to a net annual effective rate of the portfolios’ average daily net assets.

Portfolio	Annual Effective Rate
500 Index Trust	0.23%
All Cap Core Trust	0.77%
Alpha Opportunities Trust	0.95%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
American New World Trust	0.00%*
Blue Chip Growth Trust	0.75%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.77%
Core Strategy Trust	0.04%
Emerging Markets Value Trust	0.95%
Equity-Income Trust	0.75%
Financial Services Trust	0.78%
Franklin Templeton Founding Allocation Trust	0.04%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.64%
Fundamental Value Trust	0.75%
Global Trust	0.80%
Health Sciences Trust	0.97%
International Core Trust	0.88%
International Equity Index Trust B	0.31%
International Growth Stock Trust	0.79%
International Small Company Trust	0.95%
International Value Trust	0.79%
Lifestyle Aggressive PS Series	0.00%
Lifestyle Balanced PS Series	0.04%
Lifestyle Conservative PS Series	0.01%
Lifestyle Growth PS Series	0.05%
Lifestyle Moderate PS Series	0.05%
Mid Cap Index Trust	0.38%
Mid Cap Stock Trust	0.83%
Mid Value Trust	0.90%
Mutual Shares Trust	0.92%
Natural Resources Trust	0.97%
Real Estate Securities Trust	0.70%
Science & Technology Trust	0.99%
Small Cap Growth Trust	1.05%
Small Cap Index Trust	0.44%
Small Cap Opportunities Trust	0.91%
Small Cap Value Trust	1.04%
Small Company Growth Trust	0.99%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Annual Effective Rate
Small Company Value Trust	0.97%
Strategic Equity Allocation Trust	0.48%
Total Stock Market Index Trust	0.48%
U.S Equity Trust	0.75%
Utilities Trust	0.82%
Value Trust	0.70%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these portfolios, see Note 1.

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2013 amounted to an annual rate of 0.01% of the portfolio’s average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolio’s shares.

For all portfolios except American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

For American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other portfolios within the John Hancock funds complex.

Interfund Lending Program:  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other portfolios advised by the Advisor, may be allowed to participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated portfolios. Any open loans at period end are presented under the caption Payable for interfund lending in the respective portfolio’s Statement of assets and liabilities. The portfolios’ activity in this program during the period for which loans were outstanding was as follows:

Portfolio	Borrower or Lender	Average Loan Balance	Days Outstanding	Weighted Average	Interest Rate Interest Income (Expense)
500 Index Trust B	Lender	$20,168,233	6	0.455%	$1,531
Fundamental All Cap Core Trust	Lender	11,415,677	3	0.450%	428
Mid Cap Index Trust	Lender	18,023,225	5	0.443%	1,110
Mutual Shares Trust	Lender	12,360,103	2	0.442%	304
Small Cap Index Trust	Lender	14,814,249	7	0.439%	1,263
Strategic Equity Allocation Trust	Lender	17,794,595	11	0.451%	2,452
Total Stock Market Index Trust	Lender	16,006,338	3	0.441%	589
Emerging Markets Value Trust	Borrower	14,729,431	4	0.445%	(728)
U.S. Equity Trust	Borrower	12,536,872	2	0.477%	(332)

6.  FUND SHARE TRANSACTIONS Transactions portfolios shares for the years ended December 31, 2013 and 2012 were as follows:

500 Index Trust B	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	7,027,750	$145,347,046	407,126	$7,245,756
Issued in reorganization (Note 13)	—	—	64,501,471	1,153,584,755
Distributions reinvested	1,260,364	28,534,907	377,403	6,653,609
Repurchased	(3,953,458)	(84,411,207)	(1,879,015)	(33,458,530)
Net increase	4,334,656	$89,470,746	63,406,985	$1,134,025,590
Series II shares[1]
Sold	225,437	$4,722,870	15,653	$278,355
Issued in reorganization (Note 13)	—	—	2,684,828	48,017,145
Distributions reinvested	37,286	844,557	11,305	199,528
Repurchased	(669,577)	(13,848,450)	(98,702)	(1,761,066)
Net increase (decrease)	(406,854)	($8,281,023)	2,613,084	$46,733,962
Series NAV shares
Sold	2,652,724	$54,364,966	2,624,643	$45,754,512
Issued in reorganization (Note 13)	—	—	11,653,896	208,425,579
Distributions reinvested	1,140,044	25,812,297	583,798	10,319,587
Repurchased	(6,177,075)	(129,150,945)	(6,419,369)	(111,718,327)
Net increase (decrease)	(2,384,307)	($48,973,682)	8,442,968	$152,781,351
Total net increase	1,543,495	$32,216,041	74,463,037	$1,333,540,903

1  The inception date for Series I and Series II shares is 11-5-12.

All Cap Core Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	200,372	$4,368,987	50,918	$938,485
Distributions reinvested	41,954	1,022,729	43,438	803,310
Repurchased	(640,101)	(14,304,592)	(577,179)	(10,440,949)
Net decrease	(397,775)	($8,912,876)	(482,823)	($8,699,154)
Series II shares
Sold	129,493	$2,900,726	38,860	$713,309
Distributions reinvested	3,757	91,265	3,845	71,022
Repurchased	(199,447)	(4,479,238)	(90,342)	(1,638,364)
Net decrease	(66,197)	($1,487,247)	(47,637)	($854,033)
Series NAV shares
Sold	104,591	$2,282,163	775,501	$13,432,257
Distributions reinvested	145,169	3,540,985	173,285	3,206,321
Repurchased	(3,398,638)	(75,887,668)	(3,010,922)	(54,828,865)
Net decrease	(3,148,878)	($70,064,520)	(2,062,136)	($38,190,287)
Total net decrease	(3,612,850)	($80,464,643)	(2,592,596)	($47,743,474)

Alpha Opportunities Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,791	$136,380	16,163	$213,762
Distributions reinvested	5,486	84,222	3,655	46,413
Repurchased	(10,383)	(159,200)	(4,617)	(60,474)
Net increase	3,894	$61,402	15,201	$199,701
Series NAV shares
Sold	33,480	$529,567	3,124,998	$41,458,071
Distributions reinvested	6,233,911	95,835,720	5,568,074	70,754,830
Repurchased	(16,261,630)	(252,043,945)	(15,657,756)	(206,364,068)
Net decrease	(9,994,239)	($155,678,658)	(6,964,684)	($94,151,167)
Total net decrease	(9,990,345)	($155,617,256)	(6,949,483)	($93,951,466)

American Asset Allocation Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	590,531	$8,375,161	190,197	$2,280,743
Distributions reinvested	146,724	2,225,796	235,919	2,932,470
Repurchased	(1,575,013)	(21,884,473)	(2,142,924)	(25,670,777)
Net decrease	(837,758)	($11,283,516)	(1,716,808)	($20,457,564)
Series II shares
Sold	114,906	$1,608,770	23,494	$270,425
Distributions reinvested	820,871	12,452,605	1,458,828	18,133,226
Repurchased	(11,624,246)	(161,754,540)	(13,266,633)	(158,524,416)
Net decrease	(10,688,469)	($147,693,165)	(11,784,311)	($140,120,765)
Series III shares
Sold	13,743	$190,247	133,971	$1,633,366
Distributions reinvested	150,516	2,281,833	233,103	2,895,137
Repurchased	(1,315,889)	(18,399,019)	(1,186,038)	(14,284,951)
Net decrease	(1,151,630)	($15,926,939)	(818,964)	($9,756,448)
Total net decrease	(12,677,857)	($174,903,620)	(14,320,083)	($170,334,777)

FUND SHARE TRANSACTIONS, CONTINUED

American Global Growth Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	154,056	$2,135,470	228,839	$2,587,013
Issued in reorganization (Note 13)	103,037	1,359,864	—	—
Distributions reinvested	2,725	42,561	897	10,946
Repurchased	(118,477)	(1,576,666)	(203,065)	(2,272,809)
Net increase	141,341	$1,961,229	26,671	$325,150
Series II shares
Sold	133,594	$1,805,812	484,387	$5,493,559
Issued in reorganization (Note 13)	4,229,448	55,699,173	—	—
Distributions reinvested	103,908	1,619,932	44,146	537,704
Repurchased	(3,034,692)	(42,251,667)	(2,691,647)	(30,635,834)
Net increase (decrease)	1,432,258	$16,873,250	(2,163,114)	($24,604,571)
Series III shares
Sold	20,337	$277,971	20,294	$225,035
Issued in reorganization (Note 13)	2,647,788	34,878,519	—	—
Distributions reinvested	29,127	453,792	2,551	31,022
Repurchased	(475,375)	(6,871,738)	(37,840)	(434,971)
Net increase (decrease)	2,221,877	$28,738,544	(14,995)	($178,914)
Total net increase (decrease)	3,795,476	$47,573,023	(2,151,438)	($24,458,335)

American Growth Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	803,955	$15,680,698	410,116	$6,803,358
Distributions reinvested	24,378	544,368	21,221	365,644
Repurchased	(1,138,536)	(21,912,769)	(1,535,066)	(25,542,422)
Net decrease	(310,203)	($5,687,703)	(1,103,729)	($18,373,420)
Series II shares
Sold	35	$657	1,797,870	$29,150,796
Distributions reinvested	151,477	3,371,885	136,901	2,350,588
Repurchased	(11,071,833)	(219,006,043)	(12,668,646)	(209,992,324)
Net decrease	(10,920,321)	($215,633,501)	(10,733,875)	($178,490,940)
Series III shares
Sold	18,374	$369,865	241,861	$3,885,043
Distributions reinvested	42,284	940,820	45,273	776,883
Repurchased	(964,935)	(19,356,522)	(806,190)	(13,560,091)
Net decrease	(904,277)	($18,045,837)	(519,056)	($8,898,165)
Total net decrease	(12,134,801)	($239,367,041)	(12,356,660)	($205,762,525)

American Growth-Income Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	348,988	$6,353,989	426,784	$6,785,871
Issued in reorganization (Note 13)	—	—	2,348,972	38,619,708
Distributions reinvested	111,121	2,431,337	173,364	2,874,366
Repurchased	(2,068,400)	(39,147,029)	(2,752,871)	(43,785,732)
Net increase (decrease)	(1,608,291)	($30,361,703)	196,249	$4,494,213
Series II shares
Sold	24,055	$461,337	8,465	$140,842
Issued in reorganization (Note 13)	—	—	3,056,026	50,112,948
Distributions reinvested	301,983	6,595,302	542,732	8,982,170
Repurchased	(11,354,437)	(219,439,977)	(8,765,545)	(139,378,733)
Net decrease	(11,028,399)	($212,383,338)	(5,158,322)	($80,142,773)
Series III shares
Sold	9,315	$177,799	38,025	$598,317
Issued in reorganization (Note 13)	—	—	10,692,630	175,898,126
Distributions reinvested	156,812	3,424,785	244,057	4,036,705
Repurchased	(3,006,181)	(58,767,810)	(814,749)	(13,166,971)
Net increase (decrease)	(2,840,054)	($55,165,226)	10,159,963	$167,366,177
Total net increase (decrease)	(15,476,744)	($297,910,267)	5,197,890	$91,717,617

FUND SHARE TRANSACTIONS, CONTINUED

American International Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	732,310	$12,446,002	616,499	$9,232,992
Distributions reinvested	43,786	838,500	53,549	851,967
Repurchased	(1,031,088)	(17,831,427)	(1,895,387)	(28,362,964)
Net decrease	(254,992)	($4,546,925)	(1,225,339)	($18,278,005)
Series II shares
Sold	388,716	$6,428,784	1,257,609	$17,999,248
Distributions reinvested	223,988	4,287,127	326,609	5,193,075
Repurchased	(6,819,697)	(119,337,844)	(8,237,043)	(124,395,112)
Net decrease	(6,206,993)	($108,621,933)	(6,652,825)	($101,202,789)
Series III shares
Sold	68,877	$1,166,153	232,516	$3,377,901
Distributions reinvested	35,267	673,252	44,800	710,523
Repurchased	(409,175)	(7,219,677)	(382,237)	(5,876,722)
Net decrease	(305,031)	($5,380,272)	(104,921)	($1,788,298)
Total net decrease	(6,767,016)	($118,549,130)	(7,983,085)	($121,269,092)

American New World Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	345,175	$4,819,909	163,886	$2,100,712
Distributions reinvested	9,034	133,796	4,092	55,003
Repurchased	(82,569)	(1,148,675)	(197,829)	(2,428,996)
Net increase (decrease)	271,640	$3,805,030	(29,851)	($273,281)
Series II shares
Sold	312,721	$4,354,981	335,312	$4,265,491
Distributions reinvested	32,647	483,178	21,318	286,514
Repurchased	(1,079,967)	(15,036,481)	(991,245)	(12,442,191)
Net decrease	(734,599)	($10,198,322)	(634,615)	($7,890,186)
Series III shares
Sold	7,599	$102,890	4,474	$55,334
Distributions reinvested	1,763	26,064	1,682	22,559
Repurchased	(55,090)	(773,628)	(45,366)	(568,900)
Net decrease	(45,728)	($644,674)	(39,210)	($491,007)
Total net decrease	(508,687)	($7,037,966)	(703,676)	($8,654,474)

Blue Chip Growth Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	202,978	$6,370,616	91,810	$2,100,635
Distributions reinvested	24,655	793,631	10,927	260,943
Repurchased	(1,657,888)	(47,095,669)	(2,321,660)	(54,404,180)
Net decrease	(1,430,255)	($39,931,422)	(2,218,923)	($52,042,602)
Series II shares
Sold	426,286	$12,629,399	376,510	$8,789,826
Distributions reinvested	4,615	147,367	—	—
Repurchased	(1,134,303)	(32,253,053)	(1,277,126)	(29,683,663)
Net decrease	(703,402)	($19,476,287)	(900,616)	($20,893,837)
Series NAV shares
Sold	321,800	$8,746,468	2,186,975	$50,841,686
Distributions reinvested	127,133	4,087,331	76,947	1,835,189
Repurchased	(12,924,722)	(372,020,413)	(9,477,123)	(223,168,295)
Net decrease	(12,475,789)	($359,186,614)	(7,213,201)	($170,491,420)
Total net decrease	(14,609,446)	($418,594,323)	(10,332,740)	($243,427,859)

Capital Appreciation Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	422,345	$6,078,599	208,622	$2,338,685
Distributions reinvested	29,908	442,932	25,301	286,317
Repurchased	(2,683,548)	(35,305,286)	(3,253,799)	(36,514,102)
Net decrease	(2,231,295)	($28,783,755)	(3,019,876)	($33,889,100)
Series II shares
Sold	478,806	$6,254,548	674,194	$7,570,095
Distributions reinvested	10,455	152,848	4,094	45,927
Repurchased	(1,748,544)	(22,669,301)	(1,734,337)	(19,201,938)
Net decrease	(1,259,283)	($16,261,905)	(1,056,049)	($11,585,916)
Series NAV shares
Sold	519,601	$6,450,063	4,153,337	$46,431,690
Distributions reinvested	132,581	1,964,850	146,227	1,653,644
Repurchased	(16,013,771)	(217,714,259)	(12,543,421)	(142,876,731)
Net decrease	(15,361,589)	($209,299,346)	(8,243,857)	($94,791,397)
Total net decrease	(18,852,167)	($254,345,006)	(12,319,782)	($140,266,413)

FUND SHARE TRANSACTIONS, CONTINUED

Capital Appreciation Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	170,218	$2,146,141	61,403	$723,396
Distributions reinvested	6,529	83,013	6,853	78,717
Repurchased	(142,198)	(1,850,584)	(76,978)	(917,436)
Net increase (decrease)	34,549	$378,570	(8,722)	($115,323)
Series II shares
Sold	44,739	$602,633	114,100	$1,360,087
Distributions reinvested	2,410,409	30,537,401	2,912,936	33,371,611
Repurchased	(3,086,034)	(39,662,332)	(3,079,977)	(37,221,108)
Net decrease	(630,886)	($8,522,298)	(52,941)	($2,489,410)
Series NAV shares
Sold	561,774	$7,246,879	782,440	$9,544,149
Distributions reinvested	226,436	2,875,470	206,456	2,369,287
Repurchased	(425,112)	(5,580,573)	(362,853)	(4,480,299)
Net increase	363,098	$4,541,776	626,043	$7,433,137
Total net increase (decrease)	(233,239)	($3,601,952)	564,380	$4,828,404

Core Strategy Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	27,602	$410,636	7,828	$100,461
Issued in reorganization (Note 13)	9,756,808	139,565,839	—	—
Distributions reinvested	61,990	893,277	418	5,658
Repurchased	(50,529)	(722,527)	(2,685)	(35,593)
Net increase	9,795,871	$140,147,225	5,561	$70,526
Series II shares
Sold	4,794,736	$70,893,226	1,148,076	$15,410,854
Issued in reorganization (Note 13)	204,996,045	2,937,992,446	—	—
Distributions reinvested	6,715,054	95,809,975	1,254,662	17,038,310
Repurchased	(5,319,159)	(77,535,719)	(4,374,317)	(58,504,044)
Net increase (decrease)	211,186,676	$3,027,159,928	(1,971,579)	($26,054,880)
Series NAV shares
Sold	840,514	$12,229,728	1,091,876	$14,608,895
Issued in reorganization (Note 13)	4,447,841	63,693,738	286,435	3,853,866
Distributions reinvested	514,722	7,331,959	102,068	1,382,006
Repurchased	(386,681)	(5,736,813)	(349,420)	(4,686,653)
Net increase	5,416,396	$77,518,612	1,130,959	$15,158,114
Total net increase (decrease)	226,398,943	$3,244,825,765	(835,059)	($10,826,240)

Emerging Markets Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	159,546	$1,623,815	195,587	$2,163,233
Distributions reinvested	20,517	210,468	70,463	688,847
Repurchased	(609,456)	(6,547,420)	(117,946)	(1,232,434)
Net increase (decrease)	(429,393)	($4,713,137)	148,104	$1,619,646
Series NAV shares
Sold	2,418,678	$24,589,483	13,563,070	$141,045,725
Distributions reinvested	5,006,067	51,272,641	8,694,724	84,901,770
Repurchased	(2,590,470)	(27,259,172)	(11,138,261)	(121,008,077)
Net increase	4,834,275	$48,602,952	11,119,533	$104,939,418
Total net increase	4,404,882	$43,889,815	11,267,637	$106,559,064

Equity-Income Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	117,662	$2,050,550	179,758	$2,675,364
Distributions reinvested	321,473	6,235,216	421,737	6,362,799
Repurchased	(2,884,238)	(51,917,375)	(3,657,986)	(54,188,094)
Net decrease	(2,445,103)	($43,631,609)	(3,056,491)	($45,149,931)
Series II shares
Sold	370,765	$6,687,564	309,180	$4,551,283
Distributions reinvested	162,656	3,145,630	215,143	3,239,108
Repurchased	(1,928,120)	(34,690,812)	(2,312,238)	(34,336,406)
Net decrease	(1,394,699)	($24,857,618)	(1,787,915)	($26,546,015)
Series NAV shares
Sold	393,053	$6,995,671	4,822,624	$70,373,697
Distributions reinvested	1,509,080	29,183,700	2,124,680	31,970,280
Repurchased	(19,752,880)	(353,045,282)	(18,429,529)	(274,474,350)
Net decrease	(17,850,747)	($316,865,911)	(11,482,225)	($172,130,373)
Total net decrease	(21,690,549)	($385,355,138)	(16,326,631)	($243,826,319)

FUND SHARE TRANSACTIONS, CONTINUED

Financial Services Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,546,391	$21,620,398	625,221	$7,394,684
Distributions reinvested	135,114	2,054,117	63,798	753,977
Repurchased	(1,173,931)	(16,858,946)	(1,588,051)	(18,642,987)
Net increase (decrease)	507,574	$6,815,569	(899,032)	($10,494,326)
Series II shares
Sold	244,415	$3,422,168	104,316	$1,230,301
Distributions reinvested	24,677	373,033	11,815	139,184
Repurchased	(422,086)	(5,986,817)	(468,820)	(5,449,220)
Net decrease	(152,994)	($2,191,616)	(352,689)	($4,079,735)
Series NAV shares
Sold	216,406	$3,018,548	161,707	$1,873,797
Distributions reinvested	25,069	380,609	12,802	151,023
Repurchased	(241,523)	(3,428,403)	(358,285)	(4,169,267)
Net decrease	(48)	($29,246)	(183,776)	($2,144,447)
Total net increase (decrease)	354,532	$4,594,707	(1,435,497)	($16,718,508)

Franklin Templeton Founding Allocation Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	19,933	$234,058	134,798	$1,395,448
Distributions reinvested	90,300	1,173,898	128,334	1,373,172
Repurchased	(458,857)	(5,508,921)	(519,790)	(5,346,119)
Net decrease	(348,624)	($4,100,965)	(256,658)	($2,577,499)
Series II shares
Sold	22,582	$266,014	91,441	$887,898
Distributions reinvested	2,074,530	27,010,385	3,053,449	32,732,971
Repurchased	(12,473,781)	(150,584,356)	(14,139,174)	(145,709,652)
Net decrease	(10,376,669)	($123,307,957)	(10,994,284)	($112,088,783)
Series NAV shares
Sold	915,940	$11,639,546	483,209	$5,019,177
Distributions reinvested	54,074	702,956	43,596	466,045
Repurchased	(70,132)	(839,605)	(100,477)	(1,024,167)
Net increase	899,882	$11,502,897	426,328	$4,461,055
Total net decrease	(9,825,411)	($115,906,025)	(10,824,614)	($110,205,227)

Fundamental All Cap Core Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	721,764	$12,703,010	812,159	$11,694,430
Distributions reinvested	67,793	1,342,602	64,029	939,206
Repurchased	(1,638,683)	(29,301,234)	(1,674,974)	(23,260,612)
Net decrease	(849,126)	($15,255,622)	(798,786)	($10,626,976)
Series II shares
Sold	102,502	$1,780,228	281,850	$4,064,262
Distributions reinvested	24,667	486,399	24,683	361,404
Repurchased	(1,136,321)	(20,151,312)	(764,718)	(10,776,090)
Net decrease	(1,009,152)	($17,884,685)	(458,185)	($6,350,424)
Series NAV shares
Sold	193,942	$3,509,810	422,365	$5,975,213
Distributions reinvested	633,787	12,606,759	599,721	8,826,786
Repurchased	(6,373,301)	(113,652,494)	(8,591,908)	(120,476,190)
Net decrease	(5,545,572)	($97,535,925)	(7,569,822)	($105,674,191)
Total net decrease	(7,403,850)	($130,676,232)	(8,826,793)	($122,651,591)

Fundamental Large Cap Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	10,731,676	$159,250,549	1,717,754	$19,397,794
Issued in reorganization (Note 13)	2,045,655	31,714,754	—	—
Distributions reinvested	177,887	2,755,700	65,733	770,550
Repurchased	(1,343,105)	(19,814,208)	(780,603)	(8,584,552)
Net increase	11,612,113	$173,906,795	1,002,884	$11,583,792
Series II shares
Sold	62,523	$736,606	412,563	$4,752,666
Issued in reorganization (Note 13)	1,807,879	28,232,522	—	—
Distributions reinvested	10,712	166,942	12,853	151,636
Repurchased	(519,673)	(7,360,603)	(342,179)	(3,854,700)
Net increase	1,361,441	$21,775,467	83,237	$1,049,602
Series NAV shares
Sold	310,133	$4,392,120	17,128,643	$192,632,364
Issued in reorganization (Note 13)	20,918,430	324,345,974	—	—
Distributions reinvested	353,630	5,479,111	475,399	5,566,825
Repurchased	(8,966,249)	(129,058,448)	(8,603,184)	(98,203,930)
Net increase	12,615,944	$205,158,757	9,000,858	$99,995,259
Total net increase	25,589,498	$400,841,019	10,086,979	$112,628,653

FUND SHARE TRANSACTIONS, CONTINUED

Fundamental Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	600	$10,061	19,387	$285,269
Distributions reinvested	220,832	4,307,760	200,462	2,964,316
Repurchased	(3,133,390)	(55,935,728)	(4,287,700)	(63,575,732)
Net decrease	(2,911,958)	($51,617,907)	(4,067,851)	($60,326,147)
Series II shares
Sold	83,761	$1,540,669	207,508	$3,049,950
Distributions reinvested	144,623	2,810,563	130,044	1,919,663
Repurchased	(4,008,556)	(71,714,616)	(3,287,565)	(48,661,556)
Net decrease	(3,780,172)	($67,363,384)	(2,950,013)	($43,691,943)
Series NAV shares
Sold	106,776	$1,845,883	3,359,960	$49,224,307
Distributions reinvested	618,122	12,022,333	635,952	9,373,206
Repurchased	(15,217,578)	(271,952,932)	(10,971,959)	(162,987,343)
Net decrease	(14,492,680)	($258,084,716)	(6,976,047)	($104,389,830)
Total net decrease	(21,184,810)	($377,066,007)	(13,993,911)	($208,407,920)

Global Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	80,589	$1,419,634	292,266	$4,184,261
Distributions reinvested	122,189	2,457,954	218,834	3,274,609
Repurchased	(1,436,228)	(26,213,907)	(1,968,189)	(29,171,631)
Net decrease	(1,233,450)	($22,336,319)	(1,457,089)	($21,712,761)
Series II shares
Sold	211,482	$3,810,173	132,472	$1,940,815
Distributions reinvested	20,532	411,728	37,856	564,914
Repurchased	(476,815)	(8,637,393)	(453,853)	(6,643,920)
Net decrease	(244,801)	($4,415,492)	(283,525)	($4,138,191)
Series NAV shares
Sold	21,849	$396,027	114,555	$1,589,056
Distributions reinvested	335,345	6,739,470	600,771	8,983,571
Repurchased	(4,009,951)	(73,806,352)	(4,466,794)	(67,204,076)
Net decrease	(3,652,757)	($66,670,855)	(3,751,468)	($56,631,449)
Total net decrease	(5,131,008)	($93,422,666)	(5,492,082)	($82,482,401)

Health Sciences Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	723,649	$18,491,372	600,150	$12,159,692
Distributions reinvested	292,462	8,022,240	213,932	4,372,778
Repurchased	(661,765)	(17,143,634)	(838,735)	(16,988,184)
Net increase (decrease)	354,346	$9,369,978	(24,653)	($455,714)
Series II shares
Sold	364,774	$9,042,733	522,043	$10,231,763
Distributions reinvested	269,498	7,168,647	230,444	4,590,437
Repurchased	(718,318)	(18,384,206)	(876,502)	(17,416,422)
Net decrease	(84,046)	($2,172,826)	(124,015)	($2,594,222)
Series NAV shares
Sold	537,549	$14,328,472	589,110	$11,844,397
Distributions reinvested	198,251	5,467,768	144,603	2,970,143
Repurchased	(526,657)	(13,666,659)	(439,361)	(9,004,301)
Net increase	209,143	$6,129,581	294,352	$5,810,239
Total net increase	479,443	$13,326,733	145,684	$2,760,303

International Core Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	186,638	$1,978,393	127,562	$1,154,406
Distributions reinvested	111,080	1,279,507	139,785	1,268,371
Repurchased	(789,754)	(8,226,051)	(988,975)	(8,980,333)
Net decrease	(492,036)	($4,968,151)	(721,628)	($6,557,556)
Series II shares
Sold	274,295	$2,897,601	106,541	$968,511
Distributions reinvested	47,332	549,520	56,866	520,322
Repurchased	(501,291)	(5,373,748)	(665,333)	(6,083,805)
Net decrease	(179,664)	($1,926,627)	(501,926)	($4,594,972)
Series NAV shares
Sold	579,752	$6,007,820	6,640,260	$57,928,477
Distributions reinvested	1,838,504	21,109,106	2,008,480	18,181,106
Repurchased	(2,281,374)	(25,910,763)	(6,972,305)	(63,141,899)
Net increase	136,882	$1,206,163	1,676,435	$12,967,684
Total net increase (decrease)	(534,818)	($5,688,615)	452,881	$1,815,156

FUND SHARE TRANSACTIONS, CONTINUED

International Equity Index Trust B	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	1,495,175	$24,149,960	118,815	$1,749,965
Issued in reorganization (Note 13)	—	—	16,823,620	245,888,220
Distributions reinvested	402,320	6,808,273	190,190	2,752,048
Repurchased	(1,415,322)	(23,007,140)	(535,403)	(7,949,423)
Net increase	482,173	$7,951,093	16,597,222	$242,440,810
Series II shares[1]
Sold	237,198	$3,781,973	143,890	$2,120,987
Issued in reorganization (Note 13)	—	—	1,865,031	27,258,652
Distributions reinvested	33,382	565,528	17,809	258,230
Repurchased	(605,990)	(9,664,897)	(145,735)	(2,157,961)
Net increase (decrease)	(335,410)	($5,317,396)	1,880,995	$27,479,908
Series NAV shares
Sold	1,181,326	$19,134,762	2,443,091	$35,301,371
Issued in reorganization (Note 13)	—	—	1,167,752	17,067,467
Distributions reinvested	517,674	8,760,183	266,262	3,849,544
Repurchased	(2,453,997)	(39,582,472)	(2,054,035)	(29,001,359)
Net increase (decrease)	(754,997)	($11,687,527)	1,823,070	$27,217,023
Total net increase (decrease)	(608,234)	($9,053,830)	20,301,287	$297,137,741

1  The inception date for Series I and Series II shares is 11-5-12.

International Growth Stock Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	20,095	$322,761	9,442	$127,627
Issued in reorganization (Note 13)	—	—	204,370	2,828,322
Distributions reinvested	2,060	33,837	1,385	19,123
Repurchased	(24,232)	(370,117)	(25,976)	(369,517)
Net increase (decrease)	(2,077)	($13,519)	189,221	$2,605,555
Series II shares[1]
Sold	107,821	$1,688,159	1,983	$28,336
Issued in reorganization (Note 13)	—	—	1,657,487	22,938,353
Distributions reinvested	13,261	218,040	7,903	109,306
Repurchased	(340,465)	(5,200,338)	(74,628)	(1,028,924)
Net increase (decrease)	(219,383)	($3,294,139)	1,592,745	$22,047,071
Series NAV shares
Sold	507,096	$7,572,970	3,031,295	$39,522,337
Issued in reorganization (Note 13)	—	—	12,097,616	167,421,799
Distributions reinvested	382,272	6,278,980	263,743	3,636,232
Repurchased	(1,731,953)	(27,845,949)	(105,301)	(1,478,228)
Net increase (decrease)	(842,585)	($13,993,999)	15,287,353	$209,102,140
Total net increase (decrease)	(1,064,045)	($17,301,657)	17,069,319	$233,754,766

1  The inception date for Series I and Series II shares is 11-5-12.

International Small Company Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	274,674	$3,295,745	123,181	$1,185,317
Distributions reinvested	61,853	760,896	55,071	527,582
Repurchased	(716,342)	(7,988,615)	(957,247)	(9,105,202)
Net decrease	(379,815)	($3,931,974)	(778,995)	($7,392,303)
Series II shares
Sold	283,445	$3,247,021	124,683	$1,180,387
Distributions reinvested	33,424	410,881	29,636	283,916
Repurchased	(604,321)	(6,782,614)	(654,169)	(6,212,015)
Net decrease	(287,452)	($3,124,712)	(499,850)	($4,747,712)
Series NAV shares
Sold	609,815	$6,874,074	543,695	$5,066,338
Distributions reinvested	59,567	732,360	40,727	389,762
Repurchased	(210,360)	(2,393,555)	(1,607,976)	(15,445,267)
Net increase (decrease)	459,022	$5,212,879	(1,023,554)	($9,989,167)
Total net decrease	(208,245)	($1,843,807)	(2,302,399)	($22,129,182)

FUND SHARE TRANSACTIONS, CONTINUED

International Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	218,826	$2,757,277	104,790	$1,118,879
Distributions reinvested	138,678	2,003,717	264,284	2,918,761
Repurchased	(1,545,330)	(20,271,313)	(2,119,910)	(23,306,027)
Net decrease	(1,187,826)	($15,510,319)	(1,750,836)	($19,268,387)
Series II shares
Sold	301,311	$4,035,750	293,453	$3,048,085
Distributions reinvested	103,752	1,496,451	214,469	2,366,640
Repurchased	(1,737,455)	(22,744,357)	(2,080,353)	(22,905,337)
Net decrease	(1,332,392)	($17,212,156)	(1,572,431)	($17,490,612)
Series NAV shares
Sold	1,014,461	$13,903,454	7,831,237	$82,064,615
Distributions reinvested	1,215,434	17,441,255	1,982,202	21,751,887
Repurchased	(3,272,658)	(44,959,993)	(10,637,798)	(116,985,305)
Net decrease	(1,042,763)	($13,615,284)	(824,359)	($13,168,803)
Total net decrease	(3,562,981)	($46,337,759)	(4,147,626)	($49,927,802)

Lifestyle Aggressive PS Series	Year ended 12/31/13[1]		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,000	$100,000	—	—
Distributions reinvested	156	1,976	—	—
Net increase	8,156	$101,976	—	—
Series II shares
Sold	9,811	$123,049	—	—
Distributions reinvested	186	2,361	—	—
Net increase	9,997	$125,410	—	—
Series NAV shares
Sold	8,000	$100,000	—	—
Distributions reinvested	157	1,989	—	—
Net increase	8,157	$101,989	—	—
Total net increase	26,310	$329,375	—	—

1  Period from 11-1-13 (the inception date) to 12-31-13.

Lifestyle Balanced PS Series	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	17,489	$245,909	—	—
Distributions reinvested	356	4,961	—	—
Repurchased	(219)	(3,064)	—	—
Net increase	17,626	$247,806	—	—
Series II shares
Sold	2,241,590	$31,048,274	7,237,678	$90,560,106
Distributions reinvested	566,228	7,919,871	125,002	1,610,309
Repurchased	(714,354)	(9,774,108)	(205,111)	(2,617,551)
Net increase	2,093,464	$29,194,037	7,157,569	$89,552,864
Series NAV shares[1]
Sold	7,356	$102,956	—	—
Distributions reinvested	156	2,163	—	—
Net increase	7,512	$105,119	—	—
Total net increase	2,118,602	$29,546,962	7,157,569	$89,552,864

1  The inception date for Series I and Series NAV shares is 11-1-13.

Lifestyle Conservative PS Series	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	7,552	$101,800	—	—
Distributions reinvested	188	2,470	—	—
Net increase	7,740	$104,270	—	—
Series II shares
Sold	336,779	$4,513,197	2,191,609	$28,222,227
Distributions reinvested	128,965	1,713,976	46,531	611,386
Repurchased	(1,120,812)	(14,977,817)	(164,140)	(2,105,963)
Net increase (decrease)	(655,068)	($8,750,644)	2,074,000	$26,727,650
Series NAV shares[1]
Sold	7,419	$100,000	—	—
Distributions reinvested	188	2,476	—	—
Net increase	7,607	$102,476	—	—
Total net increase (decrease)	(639,721)	($8,543,898)	2,074,000	$26,727,650

1  The inception date for Series I and Series NAV shares is 11-1-13.

FUND SHARE TRANSACTIONS, CONTINUED

Lifestyle Growth PS Series	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	266,926	$3,840,987	—	—
Distributions reinvested	3,915	56,612	—	—
Repurchased	(56)	(815)	—	—
Net increase	270,785	$3,896,784	—	—
Series II shares
Sold	6,422,490	$92,024,195	6,259,371	$76,708,612
Distributions reinvested	683,469	9,840,579	119,872	1,519,232
Repurchased	(361,817)	(5,007,210)	(893,991)	(10,576,747)
Net increase	6,744,142	$96,857,564	5,485,252	$67,651,097
Series NAV shares[1]
Sold	6,988	$100,000	—	—
Distributions reinvested	106	1,531	—	—
Net increase	7,094	$101,531	—	—
Total net increase	7,022,021	$100,855,879	5,485,252	$67,651,097

1  The inception date for Series I and Series NAV shares is 11-1-13.

Lifestyle Moderate PS Series	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	13,749	$191,726	—	—
Distributions reinvested	300	4,131	—	—
Repurchased	(4)	(48)	—	—
Net increase	14,045	$195,809	—	—
Series II shares
Sold	749,062	$10,315,894	3,479,974	$44,207,386
Distributions reinvested	241,042	3,349,134	63,628	829,653
Repurchased	(786,406)	(10,782,527)	(84,088)	(1,077,129)
Net increase	203,698	$2,882,501	3,459,514	$43,959,910
Series NAV shares[1]
Sold	9,180	$127,745	—	—
Distributions reinvested	160	2,203	—	—
Net increase	9,340	$129,948	—	—
Total net increase	227,083	$3,208,258	3,459,514	$43,959,910

1  The inception date for Series I and Series NAV shares is 11-1-13.

Mid Cap Index Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,908,805	$78,384,142	1,046,939	$19,007,693
Distributions reinvested	1,823,255	38,478,358	3,047,020	50,894,665
Repurchased	(1,543,115)	(32,211,402)	(2,842,966)	(50,313,440)
Net increase	4,188,945	$84,651,098	1,250,993	$19,588,918
Series II shares
Sold	273,760	$5,405,283	71,776	$1,279,235
Distributions reinvested	228,345	4,798,459	513,794	8,550,762
Repurchased	(995,426)	(20,224,355)	(983,447)	(17,480,220)
Net decrease	(493,321)	($10,020,613)	(397,877)	($7,650,223)
Series NAV shares
Sold	1,123,444	$22,805,663	886,401	$15,608,612
Distributions reinvested	233,595	4,929,990	657,712	10,982,031
Repurchased	(737,086)	(14,707,234)	(35,373,499)	(646,984,991)
Net increase (decrease)	619,953	$13,028,419	(33,829,386)	($620,394,348)
Total net increase (decrease)	4,315,577	$87,658,904	(32,976,270)	($608,455,653)

Mid Cap Stock Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	122,973	$2,362,614	198,151	$2,941,551
Distributions reinvested	179,722	3,517,158	—	—
Repurchased	(1,871,092)	(34,330,004)	(2,454,574)	(36,475,371)
Net decrease	(1,568,397)	($28,450,232)	(2,256,423)	($33,533,820)
Series II shares
Sold	713,027	$13,002,340	836,973	$12,247,588
Distributions reinvested	108,738	2,072,540	—	—
Repurchased	(1,984,499)	(35,423,184)	(2,192,890)	(31,460,211)
Net decrease	(1,162,734)	($20,348,304)	(1,355,917)	($19,212,623)
Series NAV shares
Sold	3,083,717	$59,514,910	1,637,296	$24,198,063
Distributions reinvested	537,536	10,578,707	—	—
Repurchased	(3,500,777)	(65,078,192)	(4,803,295)	(72,206,408)
Net increase (decrease)	120,476	$5,015,425	(3,165,999)	($48,008,345)
Total net decrease	(2,610,655)	($43,783,111)	(6,778,339)	($100,754,788)

FUND SHARE TRANSACTIONS, CONTINUED

Mid Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,156,661	$15,035,564	601,237	$6,818,846
Distributions reinvested	1,888,289	25,455,767	2,218,919	24,377,752
Repurchased	(2,941,254)	(39,219,168)	(4,003,632)	(45,314,935)
Net increase (decrease)	103,696	$1,272,163	(1,183,476)	($14,118,337)
Series II shares
Sold	231,055	$2,861,077	521,040	$5,830,018
Distributions reinvested	459,599	6,190,999	618,026	6,788,511
Repurchased	(1,473,495)	(19,397,747)	(2,088,040)	(23,657,877)
Net decrease	(782,841)	($10,345,671)	(948,974)	($11,039,348)
Series NAV shares
Sold	5,288,718	$70,695,173	1,337,635	$15,045,959
Distributions reinvested	2,872,278	38,606,380	3,004,586	32,920,972
Repurchased	(3,843,299)	(49,566,938)	(5,823,952)	(65,801,680)
Net increase (decrease)	4,317,697	$59,734,615	(1,481,731)	($17,834,749)
Total net increase (decrease)	3,638,552	$50,661,107	(3,614,181)	($42,992,434)

Mutual Shares Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	18,890	$245,796	334,780	$3,436,133
Distributions reinvested	218,832	2,917,885	270,069	2,851,933
Repurchased	(2,951,063)	(36,758,093)	(1,561,836)	(16,400,943)
Net decrease	(2,713,341)	($33,594,412)	(956,987)	($10,112,877)
Series NAV shares
Sold	29,460	$387,304	85,643	$889,670
Distributions reinvested	485,107	6,470,156	580,017	6,124,089
Repurchased	(5,260,529)	(64,635,723)	(4,347,207)	(44,947,676)
Net decrease	(4,745,962)	($57,778,263)	(3,681,547)	($37,933,917)
Total net decrease	(7,459,303)	($91,372,675)	(4,638,534)	($48,046,794)

Natural Resources Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	174,044	$1,795,801	257,462	$2,774,944
Distributions reinvested	5,912	60,693	9,919	96,855
Repurchased	(242,955)	(2,471,928)	(478,161)	(4,959,075)
Net decrease	(62,999)	($615,434)	(210,780)	($2,087,276)
Series II shares
Sold	362,873	$3,663,298	655,364	$6,535,312
Distributions reinvested	30,011	305,334	65,391	631,222
Repurchased	(2,651,557)	(26,735,413)	(3,280,405)	(32,473,640)
Net decrease	(2,258,673)	($22,766,781)	(2,559,650)	($25,307,106)
Series NAV shares
Sold	1,070,239	$10,663,390	1,542,559	$15,397,288
Distributions reinvested	41,653	420,517	62,629	601,445
Repurchased	(1,425,456)	(14,119,950)	(1,523,370)	(15,384,750)
Net increase (decrease)	(313,564)	($3,036,043)	81,818	$613,983
Total net decrease	(2,635,236)	($26,418,258)	(2,688,612)	($26,780,399)

Real Estate Securities Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	182,801	$2,673,729	176,768	$2,432,380
Distributions reinvested	118,070	1,670,203	120,086	1,648,424
Repurchased	(1,017,813)	(14,983,368)	(1,491,831)	(20,085,056)
Net decrease	(716,942)	($10,639,436)	(1,194,977)	($16,004,252)
Series II shares
Sold	269,461	$3,911,882	408,818	$5,518,613
Distributions reinvested	73,673	1,045,366	82,738	1,139,278
Repurchased	(1,218,313)	(17,998,361)	(1,450,082)	(19,754,703)
Net decrease	(875,179)	($13,041,113)	(958,526)	($13,096,812)
Series NAV shares
Sold	1,368,382	$20,228,684	954,980	$12,876,745
Distributions reinvested	332,845	4,680,127	299,054	4,080,356
Repurchased	(1,852,236)	(27,133,324)	(2,393,729)	(32,296,549)
Net decrease	(151,009)	($2,224,513)	(1,139,695)	($15,339,448)
Total net decrease	(1,743,130)	($25,905,062)	(3,293,198)	($44,440,512)

FUND SHARE TRANSACTIONS, CONTINUED

Science & Technology Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,017,483	$22,061,703	604,827	$10,769,553
Repurchased	(2,208,526)	(43,852,342)	(3,415,128)	(58,126,849)
Net decrease	(1,191,043)	($21,790,639)	(2,810,301)	($47,357,296)
Series II shares
Sold	244,729	$5,076,729	248,296	$4,240,372
Repurchased	(620,262)	(12,241,773)	(798,656)	(13,455,115)
Net decrease	(375,533)	($7,165,044)	(550,360)	($9,214,743)
Series NAV shares
Sold	231,893	$4,827,228	333,675	$5,787,308
Repurchased	(178,532)	(3,564,666)	(255,866)	(4,407,203)
Net increase	53,361	$1,262,562	77,809	$1,380,105
Total net decrease	(1,513,215)	($27,693,121)	(3,282,852)	($55,191,934)

Small Cap Growth Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,070,816	$23,680,630	902,788	$9,323,598
Distributions reinvested	415,704	4,946,873	1,286,840	11,710,241
Repurchased	(1,464,893)	(16,685,182)	(2,348,488)	(22,815,810)
Net increase (decrease)	1,021,627	$11,942,321	(158,860)	($1,781,971)
Series II shares
Sold	1,226,984	$13,625,800	501,680	$5,051,077
Distributions reinvested	152,719	1,776,127	507,259	4,524,753
Repurchased	(1,122,198)	(12,403,838)	(1,188,300)	(11,371,428)
Net increase (decrease)	257,505	$2,998,089	(179,361)	($1,795,598)
Series NAV shares
Sold	4,038,965	$49,751,934	1,127,973	$11,255,442
Distributions reinvested	1,178,860	14,110,960	3,984,612	36,419,355
Repurchased	(4,494,036)	(50,203,019)	(4,188,543)	(42,531,820)
Net increase	723,789	$13,659,875	924,042	$5,142,977
Total net increase	2,002,921	$28,600,285	585,821	$1,565,408

Small Cap Index Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,996,806	$43,393,839	990,706	$13,024,318
Distributions reinvested	1,578,353	23,873,278	3,240,481	38,497,428
Repurchased	(1,351,522)	(19,798,301)	(2,148,830)	(28,642,061)
Net increase	3,223,637	$47,468,816	2,082,357	$22,879,685
Series II shares
Sold	120,850	$1,806,703	123,441	$1,628,924
Distributions reinvested	326,581	4,915,304	961,777	11,380,701
Repurchased	(1,246,416)	(18,152,272)	(814,757)	(10,819,681)
Net increase (decrease)	(798,985)	($11,430,265)	270,461	$2,189,944
Series NAV shares
Sold	920,139	$12,972,953	1,195,686	$15,565,565
Distributions reinvested	369,333	5,594,354	985,243	11,717,631
Repurchased	(525,726)	(7,553,887)	(30,825,091)	(433,809,306)
Net increase (decrease)	763,746	$11,013,420	(28,644,162)	($406,526,110)
Total net increase (decrease)	3,188,398	$47,051,971	(26,291,344)	($381,456,481)

Small Cap Opportunities Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	159,756	$4,146,415	67,533	$1,375,857
Issued in reorganization (Note 13)	3,001,981	89,954,341	—	—
Distributions reinvested	7,743	224,469	—	—
Repurchased	(345,702)	(9,240,913)	(343,811)	(7,116,990)
Net increase (decrease)	2,823,778	$85,084,312	(276,278)	($5,741,133)
Series II shares
Sold	152,047	$3,960,588	68,594	$1,390,958
Issued in reorganization (Note 13)	705,364	20,908,958	—	—
Distributions reinvested	5,481	157,212	—	—
Repurchased	(429,679)	(11,212,373)	(385,581)	(7,859,968)
Net increase (decrease)	433,213	$13,814,385	(316,987)	($6,469,010)
Series NAV shares
Sold	211,528	$5,706,529	460,232	$9,287,893
Issued in reorganization (Note 13)	205,101	6,117,770	—	—
Distributions reinvested	24,183	697,929	—	—
Repurchased	(488,021)	(12,848,440)	(1,023,203)	(21,148,280)
Net decrease	(47,209)	($326,212)	(562,971)	($11,860,387)
Total net increase (decrease)	3,209,782	$98,572,485	(1,156,236)	($24,070,530)

FUND SHARE TRANSACTIONS, CONTINUED

Small Cap Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,608,188	$37,750,813	1,403,253	$28,248,700
Distributions reinvested	794,033	20,150,837	733,651	14,307,742
Repurchased	(1,043,861)	(25,439,811)	(1,217,148)	(24,594,165)
Net increase	1,358,360	$32,461,839	919,756	$17,962,277
Series II shares
Sold	297,127	$7,069,378	279,131	$5,646,538
Distributions reinvested	103,749	2,621,744	117,629	2,285,955
Repurchased	(435,354)	(10,404,344)	(913,756)	(18,339,941)
Net decrease	(34,478)	($713,222)	(516,996)	($10,407,448)
Series NAV shares
Sold	384,450	$9,068,999	599,676	$11,953,338
Distributions reinvested	809,198	20,497,088	891,260	17,354,314
Repurchased	(2,141,005)	(50,955,975)	(2,479,930)	(49,956,732)
Net decrease	(947,357)	($21,389,888)	(988,994)	($20,649,080)
Total net increase (decrease)	376,525	$10,358,729	(586,234)	($13,094,251)

Small Company Growth Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,047,626	$25,959,438	316,778	$5,262,206
Distributions reinvested	10,907	260,693	—	—
Repurchased	(672,729)	(14,563,203)	(1,051,851)	(18,313,925)
Net increase (decrease)	385,804	$11,656,928	(735,073)	($13,051,719)
Total net increase (decrease)	385,804	$11,656,928	(735,073)	($13,051,719)

Small Company Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	66,293	$1,470,386	55,989	$1,014,460
Distributions reinvested	56,704	1,370,552	10,894	198,333
Repurchased	(697,174)	(15,736,062)	(1,102,690)	(20,050,801)
Net decrease	(574,177)	($12,895,124)	(1,035,807)	($18,838,008)
Series II shares
Sold	35,139	$765,848	68,793	$1,199,665
Distributions reinvested	48,815	1,167,158	5,089	90,786
Repurchased	(838,204)	(18,702,614)	(976,762)	(17,579,102)
Net decrease	(754,250)	($16,769,608)	(902,880)	($16,288,651)
Series NAV shares
Sold	175,550	$3,954,574	760,256	$13,452,000
Distributions reinvested	166,353	4,014,107	29,784	540,760
Repurchased	(1,183,312)	(26,458,263)	(1,809,227)	(33,228,013)
Net decrease	(841,409)	($18,489,582)	(1,019,187)	($19,235,253)
Total net decrease	(2,169,836)	($48,154,314)	(2,957,874)	($54,361,912)

Strategic Equity Allocation Trust	Year ended 12/31/13		Year ended 12/31/12[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	154,572,877	$2,532,290,576	19,131,626	$243,851,750
Issued in contributions-in-kind (Note 12)	—	—	628,836,498	7,891,195,639
Distributions reinvested	10,969,845	179,946,631	6,212,074	79,763,029
Repurchased	(106,272,165)	(1,612,329,082)	(51,030,371)	(656,047,291)
Net increase	59,270,557	$1,099,908,125	603,149,827	$7,558,763,127
Total net increase	59,270,557	$1,099,908,125	603,149,827	$7,558,763,127

1  Period is from 4-16-12 (inception date) to 12-31-12.

FUND SHARE TRANSACTIONS, CONTINUED

Total Stock Market Index Trust
	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,905,243	$59,711,735	1,962,234	$24,955,316
Distributions reinvested	656,878	10,806,390	405,193	5,218,586
Repurchased	(2,194,020)	(34,493,875)	(2,448,348)	(31,409,359)
Net increase (decrease)	2,368,101	$36,024,250	(80,921)	($1,235,457)
Series II shares
Sold	117,297	$1,775,001	39,438	$503,466
Distributions reinvested	65,475	1,072,872	50,081	643,525
Repurchased	(677,269)	(10,301,656)	(492,082)	(6,263,781)
Net decrease	(494,497)	($7,453,783)	(402,563)	($5,116,790)
Series NAV shares
Sold	673,752	$9,973,954	815,926	$10,619,719
Distributions reinvested	137,615	2,263,669	103,015	1,326,041
Repurchased	(686,413)	(10,383,985)	(1,287,823)	(16,746,927)
Net increase (decrease)	124,954	$1,853,638	(368,882)	($4,801,167)
Total net increase (decrease)	1,998,558	$30,424,105	(852,366)	($11,153,414)

U.S. Equity Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	71,099	$1,140,495	71,278	$975,939
Issued in reorganization (Note 13)	—	—	9,978,451	138,229,777
Distributions reinvested	128,250	2,225,647	134,235	1,875,488
Repurchased	(1,301,128)	(21,030,702)	(966,081)	(13,515,157)
Net increase (decrease)	(1,101,779)	($17,664,560)	9,217,883	$127,566,047
Series II shares[1]
Sold	90,889	$1,498,401	3,883	$52,148
Issued in reorganization (Note 13)	—	—	719,703	9,969,914
Distributions reinvested	6,988	121,206	7,878	110,117
Repurchased	(199,711)	(3,237,481)	(137,572)	(1,923,124)
Net increase (decrease)	(101,834)	($1,617,874)	593,892	$8,209,055
Series NAV shares
Sold	173,228	$2,685,734	945,244	$12,920,589
Issued in reorganization (Note 13)	—	—	1,073,779	14,874,880
Distributions reinvested	749,358	13,006,344	839,048	11,722,510
Repurchased	(11,597,751)	(187,470,702)	(7,566,434)	(105,038,366)
Net decrease	(10,675,165)	($171,778,624)	(4,708,363)	($65,520,387)
Total net increase (decrease)	(11,878,778)	($191,061,058)	5,103,412	$70,254,715

1  The inception date for Series I and Series II shares is 4-30-12.

Utilities Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	19,469,126	$283,622,012	1,314,646	$16,340,734
Distributions reinvested	537,734	8,227,169	403,197	5,089,660
Repurchased	(3,880,373)	(57,310,919)	(1,663,172)	(21,029,196)
Net increase	16,126,487	$234,538,262	54,671	$401,198
Series II shares
Sold	167,096	$2,339,659	131,721	$1,645,166
Distributions reinvested	29,356	445,803	73,170	916,331
Repurchased	(539,608)	(7,791,917)	(785,698)	(9,772,813)
Net decrease	(343,156)	($5,006,455)	(580,807)	($7,211,316)
Series NAV shares
Sold	633,092	$9,523,550	457,291	$5,838,460
Distributions reinvested	40,412	617,566	76,038	958,636
Repurchased	(674,483)	(9,797,197)	(1,491,277)	(18,633,318)
Net increase (decrease)	(979)	$343,919	(957,948)	($11,836,222)
Total net increase (decrease)	15,782,352	$229,875,726	(1,484,084)	($18,646,340)

FUND SHARE TRANSACTIONS, CONTINUED

Value Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,125,537	$25,379,994	11,252,388	$207,766,669
Distributions reinvested	154,000	3,894,141	177,021	3,338,198
Repurchased	(2,276,785)	(52,902,719)	(2,150,805)	(39,821,292)
Net increase (decrease)	(997,248)	($23,628,584)	9,278,604	$171,283,575
Series II shares
Sold	196,058	$4,510,728	151,443	$2,760,870
Distributions reinvested	8,302	208,964	10,228	192,362
Repurchased	(370,394)	(8,467,895)	(389,895)	(7,146,147)
Net decrease	(166,034)	($3,748,203)	(228,224)	($4,192,915)
Series NAV shares
Sold	170,824	$3,971,456	594,409	$10,880,015
Distributions reinvested	9,813	247,827	12,546	236,374
Repurchased	(171,901)	(3,960,739)	(461,495)	(8,693,884)
Net increase	8,736	$258,544	145,460	$2,422,505
Total net increase (decrease)	(1,154,546)	($27,118,243)	9,195,840	$169,513,165

Affiliates of the Trust owned shares of beneficial interest of the following portfolios on December 31, 2013:

PORTFOLIO	SERIES	% BY SERIES
Lifestyle Aggressive PS Series	I	100%
Lifestyle Aggressive PS Series	II	82%
Lifestyle Growth PS Series	I	3%
Lifestyle Balanced PS Series	I	41%
Lifestyle Moderate PS Series	I	52%
Lifestyle Conservative PS Series	I	98%

For portfolios with Series NAV, affiliates of the Trust owned 100% of the shares of beneficial interest for this Series.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2013:

PORTFOLIO	PURCHASES	SALES AND MATURITIES
500 Index Trust B	$108,152,706	$98,270,283
All Cap Core Trust	661,820,580	737,356,382
Alpha Opportunities Trust	1,066,317,784	1,312,958,404
American Asset Allocation Trust	32,853,492	207,644,091
American Global Growth Trust	5,399,837	49,789,337
American Growth Trust	19,943,829	259,237,753
American Growth-Income Trust	23,496,344	321,365,531
American International Trust	20,705,058	139,202,029
American New World Trust	8,370,407	15,037,170
Blue Chip Growth Trust	488,137,698	910,548,365
Capital Appreciation Trust	407,074,475	669,774,844
Capital Appreciation Value Trust	201,533,428	226,274,773
Core Strategy Trust	115,107,320	88,577,947
Emerging Markets Value Trust	102,562,462	98,301,991
Equity-Income Trust	170,443,201	602,628,081
Financial Services Trust	6,606,924	4,749,087
Franklin Templeton Founding Allocation Trust	37,300,173	153,120,588
Fundamental All Cap Core Trust	605,688,274	755,671,170
Fundamental Large Cap Value Trust	269,197,665	246,328,790
Fundamental Value Trust	153,501,517	513,800,287
Global Trust	87,499,938	193,032,359
Health Sciences Trust	126,883,813	140,405,411
International Core Trust	370,306,433	358,085,582
International Equity Index Trust B	20,198,055	29,411,673
International Growth Stock Trust	149,098,409	144,441,299
International Small Company Trust	$10,010,829	$12,892,392
International Value Trust	346,336,816	392,236,345
Lifestyle Aggressive PS Series	325,962	—
Lifestyle Balanced PS Series	93,735,782	68,078,093
Lifestyle Conservative PS Series	12,062,833	21,172,554
Lifestyle Growth PS Series	189,189,321	94,179,547
Lifestyle Moderate PS Series	33,395,555	31,687,758
Mid Cap Index Trust	135,754,892	94,732,350
Mid Cap Stock Trust	945,462,166	991,226,306
Mid Value Trust	295,117,368	297,448,799
Mutual Shares Trust	162,908,943	227,269,857
Natural Resources Trust	102,228,861	135,622,291
Real Estate Securities Trust	406,871,589	428,901,985
Science & Technology Trust	368,017,846	411,157,435
Small Cap Growth Trust	516,925,176	514,871,176
Small Cap Index Trust	90,874,123	64,405,982
Small Cap Opportunities Trust	40,441,749	58,414,869
Small Cap Value Trust	164,659,245	202,509,168
Small Company Growth Trust	47,825,332	37,475,600
Small Company Value Trust	28,927,163	85,749,162
Strategic Equity Allocation Trust	2,593,001,009	1,644,197,013
Total Stock Market Trust	29,716,787	14,980,057
U.S. Equity Trust	262,902,138	459,356,045
Utilities Trust	448,048,847	222,014,328
Value Trust	210,849,396	243,808,131

Purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2013.

PORTFOLIO	PURCHASES	SALES AND MATURITIES
Capital Appreciation Value Trust	$22,360,584	—

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated portfolios that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios’ net assets. The following portfolios had an affiliate ownership of 5% or more of the portfolios’ net assets:

PORTFOLIO	AFFILIATED CONCENTRATION
All Cap Core Trust	72.9%
Alpha Opportunities Trust	99.4%
Blue Chip Growth Trust	44.5%
Capital Appreciation Trust	59.8%
Emerging Markets Value Fund	93.3%
Equity-Income Trust	52.2%
Fundamental Large Cap Value Trust	68.0%
Fundamental Value Trust	58.8%
Global Trust	68.1%
International Core Trust	88.3%
International Growth Stock Trust	90.7%
International Small Company Trust	9.7%
International Value Trust	67.8%
Mid Cap Stock Trust	43.8%
Mid Value Trust	43.1%
Mutual Shares Trust	68.4%
Natural Resources Trust	10.2%
Small Cap Growth Trust	36.6%
Small Cap Opportunities Trust	30.9%
Small Cap Value Trust	23.7%
Small Company Growth Trust	100.0%
Small Company Value Trust	54.9%
Strategic Equity Allocation Trust	100.0%
U.S. Equity Trust	82.9%

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying portfolios for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2013, the following portfolios held 5% or more of an underlying funds’ net assets:

PORTFOLIO	AFFILIATE SERIES NAV	PERCENTAGE OF UNDERLYING PORTFOLIO’S NET ASSET
Core Strategy Trust	Strategic Equity Allocation Trust	25.8%
	Bond Trust	14.5%
Franklin Templeton Founding Allocation Trust	Income Trust	100.0%
	Global Trust	68.1%
	Mutual Shares Trust	66.6%
Lifestyle Balanced PS Series	Bond PS Series	36.4%
Lifestyle Conservative PS Series	Bond PS Series	13.7%
Lifestyle Growth PS Series	Bond PS Series	30.8%
Lifestyle Moderate PS Series	Bond PS Series	18.9%

Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					DIVIDENDS AND DISTRIBUTIONS
SECURITY	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Core Strategy Trust
Bond Trust	15,644,076	75,890,961	(1,453,324)	90,081,713	$7,932,736	$1,980,491	($597,771)	$1,197,185,965
Strategic Equity Allocation Trust	39,244,516	136,196,403	(4,405,625)	171,035,294	9,523,245	1,423,523	11,048,328	2,881,944,697
					$17,455,981	$3,404,014	$10,450,557	$4,079,130,662
Franklin Templeton Founding Allocation Trust
Global Trust	26,260,055	330,065	(3,983,953)	22,606,167	$6,633,372	—	($4,409,127)	$462,748,237
Income Trust	38,129,154	2,065,076	(1,393,704)	38,800,526	20,024,598	—	(1,265,392)	462,502,272
Mutual Shares Trust	38,359,135	472,904	(5,179,061)	33,652,978	6,307,409	—	362,018	462,391,925
					$32,965,379	—	($5,312,501)	$1,387,642,434
Lifestyle Aggressive PS Series
Strategic Equity Allocation Trust	—	16,095	—	16,095	$2,729	—	—	$271,201
					$2,729	—	—	$271,201
Lifestyle Balanced PS Series
All Cap Core Trust	85,932	—	(85,932)	—	—	—	$537,384	—
All Cap Value Trust	250,151	—	(250,151)	—	—	—	600,805	—
Alpha Opportunities Trust	304,784	—	(304,784)	—	—	—	1,194,545	—
Blue Chip Growth Trust	156,468	—	(156,468)	—	—	—	1,317,754	—
Bond PS Series	6,409,343	2,050,229	(4,315)	8,455,257	$2,439,039	$384,266	1,710	$106,705,343
Capital Appreciation Trust	256,676	—	(256,676)	—	—	—	878,476	—
Emerging Markets Value Trust	471,804	76,664	(548,468)	—	—	—	142,072	—
Equity-Income Trust	300,305	—	(300,305)	—	—	—	1,400,031	—
Fundamental Large Cap Value Trust	172,416	—	(172,416)	—	—	—	703,695	—
Fundamental Value Trust	265,909	—	(265,909)	—	—	—	1,217,188	—
Growth Equity Trust	164,906	870	(165,776)	—	13,474	—	598,509	—
Heritage Trust	73,123	4,128	(77,251)	—	232	52,148	92,563	—
International Core Trust	261,858	4,394	(266,252)	—	—	—	676,217	—
International Growth Stock Trust	200,592	2,454	(203,046)	—	—	—	533,417	—
International Value Trust	239,665	12,981	(252,646)	—	—	—	874,840	—
Mid Cap Stock Trust	78,543	43,320	(121,863)	—	—	—	431,866	—
Mid Cap Value Equity Trust	75,466	6,060	(81,526)	—	2,931	70,336	106,081	—

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
SECURITY	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Balanced PS Series, continued
Mid Value Trust	107,970	61,015	(168,985)	—	—	—	357,399	—
Small Cap Growth Trust	62,691	764	(63,455)	—	—	—	151,238	—
Small Cap Value Trust	36,620	448	(37,068)	—	—	—	232,132	—
Small Company Growth Trust	27,217	315	(27,532)	—	—	—	191,026	—
Small Company Value Trust	45,970	1,398	(47,368)	—	—	—	305,125	—
Smaller Company Growth Trust	33,596	267	(33,863)	—	—	—	184,012	—
Strategic Equity Allocation Trust	2,553,839	4,051,048	(272,226)	6,332,661	1,463,019	220,346	602,646	106,705,343
U.S. Equity Trust	228,751	—	(228,751)	—	—	—	791,371	—
					$3,918,695	$727,096	$14,122,102	$213,410,686
Lifestyle Conservative PS Series
Blue Chip Growth Trust	58,708	2,579	(61,287)	—	—	—	$477,051	—
Bond PS Series	3,539,904	366,366	(731,418)	3,174,852	$1,008,780	$159,512	118,764	$40,066,635
Equity-Income Trust	89,923	2,637	(92,560)	—	—	—	415,594	—
Fundamental Value Trust	58,199	1,780	(59,979)	—	—	—	258,316	—
International Core Trust	68,508	4,238	(72,746)	—	—	—	160,962	—
International Growth Stock Trust	20,847	1,113	(21,960)	—	—	—	43,173	—
International Value Trust	58,000	6,592	(64,592)	—	—	—	194,548	—
Mid Cap Stock Trust	17,025	1,047	(18,072)	—	—	—	89,904	—
Mid Value Trust	23,449	992	(24,441)	—	—	—	69,172	—
Small Cap Growth Trust	25,579	1,840	(27,419)	—	—	—	57,650	—
Small Cap Value Trust	12,989	820	(13,809)	—	—	—	80,843	—
Strategic Equity Allocation Trust	354,288	439,680	(184,269)	609,699	148,987	22,557	387,983	10,273,428
U.S. Equity Trust	52,194	1,072	(53,266)	—	—	—	183,010	—
					$1,157,767	$182,069	$2,536,970	$50,340,063
Lifestyle Growth PS Series
All Cap Core Trust	86,813	—	(86,813)	—	—	—	$566,220	—
All Cap Value Trust	338,780	—	(338,780)	—	—	—	783,645	—
Alpha Opportunities Trust	437,951	—	(437,951)	—	—	—	1,737,226	—
Blue Chip Growth Trust	214,648	750	(215,398)	—	—	—	1,928,972	—
Bond PS Series	3,933,968	3,239,116	(31,681)	7,141,403	$1,655,829	$259,430	4,836	$90,124,512
Capital Appreciation Trust	373,661	6,590	(380,251)	—	—	—	1,363,318	—
Emerging Markets Value Trust	671,073	134,488	(805,561)	—	—	—	19,579	—
Equity-Income Trust	471,698	1,100	(472,798)	—	—	—	2,305,108	—
Fundamental Large Cap Value Trust	234,430	2,402	(236,832)	—	—	—	1,009,359	—
Fundamental Value Trust	379,715	—	(379,715)	—	—	—	1,814,241	—
Growth Equity Trust	268,705	4,904	(273,609)	—	23,815	—	1,033,835	—
Heritage Trust	74,522	5,380	(79,902)	—	253	56,755	93,320	—
International Core Trust	383,220	3,968	(387,188)	—	—	—	937,845	—
International Growth Stock Trust	304,707	12,113	(316,820)	—	—	—	811,734	—
International Value Trust	358,073	17,593	(375,666)	—	—	—	1,250,968	—
Mid Cap Stock Trust	103,253	51,971	(155,224)	—	—	—	584,453	—
Mid Cap Value Equity Trust	77,898	6,437	(84,335)	—	3,186	76,445	106,452	—
Mid Value Trust	140,894	71,258	(212,152)	—	—	—	478,477	—
Small Cap Growth Trust	84,223	1,123	(85,346)	—	—	—	204,718	—
Small Cap Opportunities Trust	46,276	832	(47,108)	—	—	—	413,546	—
Small Cap Value Trust	42,447	1,302	(43,749)	—	—	—	279,353	—
Small Company Growth Trust	37,655	694	(38,349)	—	—	—	274,348	—
Small Company Value Trust	68,376	2,787	(71,163)	—	—	—	466,993	—
Smaller Company Growth Trust	39,790	326	(40,116)	—	—	—	223,511	—
Strategic Equity Allocation Trust	3,639,139	8,928,474	(59,895)	12,507,718	2,293,842	344,114	167,895	210,755,056
U.S. Equity Trust	375,308	9,916	(385,224)	—	—	—	1,389,100	—
					$3,976,925	$736,744	$20,249,052	$300,879,568
Lifestyle Moderate PS Series
All Cap Value Trust	98,872	872	(99,744)	—	—	—	$239,380	—
Alpha Opportunities Trust	129,278	330	(129,608)	—	—	—	488,859	—
Blue Chip Growth Trust	96,336	1,319	(97,655)	—	—	—	806,270	—
Bond PS Series	3,809,399	796,326	(212,791)	4,392,934	$1,344,670	$213,217	31,845	$55,438,832
Capital Appreciation Trust	166,230	1,502	(167,732)	—	—	—	563,877	—
Equity-Income Trust	167,954	1,454	(169,408)	—	—	—	783,006	—
Fundamental Large Cap Value Trust	68,415	520	(68,935)	—	—	—	273,970	—
Fundamental Value Trust	112,215	1,127	(113,342)	—	—	—	510,526	—
International Core Trust	160,192	—	(160,192)	—	—	—	385,292	—
International Growth Stock Trust	105,633	867	(106,500)	—	—	—	274,904	—
International Value Trust	148,257	4,211	(152,468)	—	—	—	513,841	—
Mid Cap Stock Trust	49,129	462	(49,591)	—	—	—	264,442	—
Mid Value Trust	67,132	486	(67,618)	—	—	—	203,551	—
Small Cap Growth Trust	27,834	360	(28,194)	—	—	—	64,918	—
Small Cap Value Trust	16,951	388	(17,339)	—	—	—	105,811	—
Small Company Growth Trust	11,733	213	(11,946)	—	—	—	81,522	—
Small Company Value Trust	20,255	901	(21,156)	—	—	—	132,339	—
Smaller Company Growth Trust	14,934	100	(15,034)	—	—	—	79,960	—

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
SECURITY	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Moderate PS Series, continued
Strategic Equity Allocation Trust	1,010,411	1,438,020	(247,408)	2,201,023	530,487	80,621	575,753	37,087,241
U.S. Equity Trust	59,542	1,325	(60,867)	—	—	—	207,639	—
					$1,875,157	$293,838	$6,587,705	$92,526,073

10.  DIRECT PLACEMENT SECURITIES The portfolios may hold direct placement securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2013:

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of Portfolio’s net assets	Value as of 12-31-13
Financial Services Trust	SKBHC holdings	11/8/2010	$2,158,879	432	516	1.8%	$3,250,272
	Bought 84 shares
Health Sciences Trust	Calithera Biosciences, Inc.	10/7/2013	$61,852	—	353,034	0.0%*	$61,852
	Bought 353,034 shares
Health Sciences Trust	Castlight Health, Inc., Series D	4/26/2012	$168,800	27,963	27,963	0.1%	$168,800
Health Sciences Trust	Ultragenyx	12/19/2012	$122,507	44,236	44,236	0.1%	$122,507
Science & Technology Trust	Coupon.com, Inc.	6/1/2011	$471,099	85,758	85,758	0.1%	$497,396
Science & Technology Trust	Dropbox, Inc.	5/2/2012	$67,334	7,441	7,441	0.0%*	$95,468
Science & Technology Trust	Dropbox, Inc., Series A	5/2/2012	$83,623	9,241	9,241	0.0%*	$118,562
Science & Technology Trust	Dropbox Inc., Series A1	5/2/2012	$410,766	89,006	89,006	0.3%	$1,141,947
Science & Technology Trust	GrubHub, Inc.	8/13/2013	$167,370	—	19,603	0.0%*	$167,370
	Bought 19,603 shares
Small Cap Growth Trust	Mobileye	8/13/2013	$2,326,225	—	66,654	0.4%	$2,326,225
	Bought 66,654 shares
Small Cap Growth Trust	Telogis, Inc.	9/27/2013	$938,340	—	473,646	0.2%	$938,340
	Bought 473,646 shares
Small Cap Growth Trust	Telogis, Inc.	9/27/2013	$1,419,833	—	645,027	0.3%	$1,419,833
	Bought 645,027 shares

*	Less then 0.05%

11.  TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS Affiliated issuers, as defined by the 1940 Act, are those in which a portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the portfolios’ transactions in the securities of these issuers during the year ended December 31, 2013, is set forth below:

Portfolio	Affiliate	Beginning share amount	Shares Purchased	Shares Sold	Ending share amount	Realized gain (loss)	Dividend Income	Value as of 12-31-13
Emerging Markets Value Trust	Bioton SA, Common Stock	4,546,178	—	—	4,546,178	—	—	$30,097
Fundamental All Cap Core Trust	American Science & Engineering, Inc., Common Stock	509,316	—	509,316	—	($7,504,226)	$251,652	—
	AMN Healthcare Services, Inc., Common Stock	2,791,756	5,605	698,050	2,099,311	$5,332,083	—	$30,859,872	*
	Blue Nile, Inc., Common Stock	298,455	350,590	121,155	527,890	($956,241)	—	$24,858,340	*

*	At period end, issuer was held, but was not an affiliated company.

12.  REDEMPTION-IN-KIND On September 28, 2012, the following portfolios recorded in-kind redemptions of portfolio securities. The redeeming shareholders were funds of funds that are series of the Trust. Each redeeming shareholder received a pro rata share of the securities held by each respective portfolio in the Trust. The redemptions in-kind were effected in connection with the simultaneous subscriptions in-kind of these securities by the Strategic Equity Allocation Trust, a series of the Trust. This transaction is a non-taxable event. Below is a summary of the market value of securities and cash redeemed and realized gains generated by the portfolios relating to the transaction.

Portfolio	Market Value of Securities Cash Redeemed	Realized Gain
500 Index Trust	$390,755,091	$151,343,694
International Index Trust	149,133,515	4,069,185
Mid Cap Index Trust	50,914,283	13,587,251
Small Cap Index Trust	22,121,680	8,093,479

On April 16, 2012, the following portfolios recorded in-kind redemptions of portfolio securities. The redeeming shareholders were funds of funds that are series of the Trust. Each redeeming shareholder received a pro rata share of the securities held by each respective portfolio in the Trust. The redemptions in-kind were effected in con- nection with the simultaneous subscriptions in-kind of these securities by the Strategic Equity Allocation Trust, a series of the Trust. This transaction is a non-taxable event. Below is a summary of the market value of securities and cash redeemed and realized gains generated by the portfolios relating to the transaction.

REDEMPTION-IN-KIND, CONTINUED

Portfolio	Market Value of Securities Cash Redeemed	Realized Gain
500 Index Trust	$4,517,950,920	$1,230,512,919
International Index Trust	1,850,465,300	99,624,976
Mid Cap Index Trust	535,744,994	34,502,809
Small Cap Index Trust	374,109,856	131,184,643

13.  REORGANIZATIONS On April 10, 2013, the shareholders of American Global Small Capitalization Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement), which provided for an exchange of shares the American Global Growth Trust (the Acquiring portfolio) with values equal to the net assets transferred.

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with values equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to the Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to eliminate a smaller Acquired portfolio in favor of a larger Acquiring portfolio that has the potential to achieve a more consistent longer-term performance record and has stronger prospects for growth or potential economies of scale than the Acquired portfolio. The Acquired portfolio has investment objectives and principal investment strategies that are similar or identical to the Acquiring portfolio. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 26, 2013. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
American Global Growth Trust	American Global Small Capitalization Trust	$91,937,556	$25,132,262	8,882,375	6,980,273	$174,458,980	$266,396,536

Because the combined portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2013. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the reporting period; the combined portfolio’s pro forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$1,925,762
Net realized and unrealized gain (loss)	88,024,672
Increase (decrease) in net assets from operations	$89,950,434

On October 10, 2013, the shareholders of All Cap Value Trust, Core Allocation Plus Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Disciplined Diversification Trust, Fundamental Holdings Trust, Global Diversification Trust, and Smaller Company Growth Trust (the Acquired portfolios) voted to approve Agreements and Plans of Reorganization (the Agreement), which provided for an exchange of shares the Fundamental Large Cap Value Trust, Core Strategy Trust, and Small Cap Opportunities Trust (the Acquiring portfolios) with values equal to the net assets transferred.

The Agreements provide for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolios in exchange for shares of the Acquiring portfolios with values equal to the net assets transferred; (b) the liquidation of the Acquired portfolios; and (c) the distribution to the Acquired portfolios’ shareholders of such Acquiring portfolios’ shares. The reorganizations were intended to eliminate smaller Acquired portfolios in favor of larger Acquiring portfolios that have the potential to achieve a more consistent longer-term performance record and stronger prospects for growth or potential economies of scale than the Acquired portfolios. The Acquired portfolios had investment objectives and principal investment strategies that were similar or identical to the Acquiring portfolios. As a result of the reorganizations, the Acquiring portfolios are the legal and accounting survivors.

For each reorganizations described below, except for the reorganization involving Smaller Company Growth Trust, based on the opinion of tax counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized by the Acquired portfolios or its shareholders. Thus, the investments were transferred to the Acquiring portfolios at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolios were distributed prior to the reorganizations. In addition, the expenses of the reorganizations were borne by the Acquired portfolios.

For reorganization the involving Smaller Company Growth Trust, based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring portfolio at market value. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio.

REORGANIZATIONS, CONTINUED

The effective time of the reorganizations occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on December 6, 2013. The following outlines the reorganizations:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIO INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Core Strategy Trust	Global Diversification Trust	$801,862,171	($13,402,112)	85,147,778	55,950,334	$893,027,656	$1,694,889,827
Core Strategy Trust	Disciplined Diversification Trust	$253,585,870	($3,457,734)	29,013,523	17,695,280	$1,694,889,827	$1,948,475,697
Core Strategy Trust	Core Allocation Plus Trust	$194,667,505	($2,504,199)	22,494,572	13,586,578	$1,948,475,697	$2,143,143,202
Core Strategy Trust	Fundamental Holdings Trust	$1,089,840,487	($23,369,827)	129,045,942	76,051,723	$2,143,143,202	$3,232,983,689
Core Strategy Trust	Core Fundamental Holdings Trust	$414,218,069	$11,437,859	26,351,011	28,905,544	$3,232,983,689	$3,647,201,758
Core Strategy Trust	Core Global Diversification Trust	$387,077,921	$4,569,034	25,001,868	27,011,235	$3,647,201,758	$4,034,279,679
Fundamental Large Cap Value Trust	All Cap Value Trust	$384,293,250	($40,320)	67,339,909	24,771,964	$696,650,563	$1,080,943,813
Small Cap Opportunities Trust	Smaller Company Growth Trust	$116,981,069	—	3,912,446	6,508,022	$194,074,791	$311,055,860

Because the combined portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolios that have been included in the Acquiring portfolios’ Statements of operations at December 31, 2013. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisitions had been completed on January 1, 2013, the beginning of the reporting period; the combined portfolios’ pro forma results of operations for the year ended December 31, 2013 are as follows:

	Core Strategy Trust	Fundamental Large Cap Value Trust	Small Cap Opportunities Trust
Net investment income	$ 62,340,391	$ 10,719,238	($92,590)
Net realized and unrealized gain (loss)	946,080,623	341,919,129	156,572,358
Increase (decrease) in net assets from operations	$1,008,421,014	$352,638,367	$156,479,768

Fiscal year ended December 31, 2012 Portfolio mergers.  On April 17, 2012, the shareholders of Large Cap Trust and Core Balance Strategy Trust (the Acquired portfolios) voted to approve an Agreement and Plan of Reorganization (the Agreement), which provided for an exchange of shares of U.S. Equity Trust and Core Strategy Trust, respectively (the Acquiring portfolios) with values equal to the net assets transferred.

The Agreements provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolios in exchange for shares of the Acquiring portfolios with values equal to the net assets transferred; (b) the liquidation of the Acquired portfolios; and (c) the distribution to Acquired portfolios’ shareholders of such Acquiring portfolio’s shares. The reorganization was intended to eliminate a smaller Acquired portfolio in favor of a larger Acquiring portfolio that has the potential to achieve similar longer-term performance record and has stronger prospects for growth or potential economies of scale than the Acquired portfolio. Each Acquired portfolio has investment objectives and principal investment strategies that are similar or identical to the acquiring portfolio. As a result of the reorganizations, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolios at the Acquired portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 27, 2012. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
Core Strategy Trust	Core Balanced Strategy Trust	$3,853,866	$391,899	253,714	286,435	$729,038,301	$732,892,168
U.S. Equity Trust	Large Cap Trust	$163,074,571	$13,281,939	12,072,792	11,771,933	$806,739,028	$969,813,599

Because the combined portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2012. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the reporting period; the combined portfolio’s pro forma results of operations for the year ended December 31, 2012 are as follows:

	U.S. Equity Trust	Core Strategy Trust
Net investment income	$15,296,100	$17,275,905
Net realized and unrealized gain (loss)	104,698,599	65,936,121
Increase (decrease) in net assets from operations	$119,994,699	$83,212,026

REORGANIZATIONS, CONTINUED

On October 4, 2012, the shareholders of 500 Index Trust, American Blue Chip Growth & Income Trust, International Equity Index Trust A, International Opportunities Trust and Total Bond Market Trust A, (the Acquired portfolios) voted to approve Agreements and Plans of Reorganization (the Agreements), which provided for an exchange of shares of 500 Index Trust B, American Growth-Income Trust, International Equity Index Trust B, International Growth Stock Trust and Total Bond Market Trust B, respectively, (the Acquiring portfolios) with values equal to the net assets transferred.

The Agreements provided for (a) the acquisition of all the assets, subject to all of the liabilities, of each Acquired portfolio in exchange for shares of the corresponding Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of each Acquired portfolio; and (c) the distribution to each Acquired portfolio’s shareholders of each Acquiring portfolio’s shares. The reorganizations were intended to result in a combined Acquiring portfolio that has the potential to achieve a better long-term performance record and has stronger prospects for growth and potential economies of scale than the corresponding Acquired portfolio. Each Acquired portfolio has investment objectives and principal investments strategies that are similar or identical to those of the corresponding Acquiring portfolio. As a result of the reorganization, the Acquiring portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized by the Acquired portfolios or their shareholders. Thus, the investments were transferred to the Acquiring portfolios at the Acquired portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired portfolios were distributed prior to the reorganization.

For the reorganizations involving 500 Index Trust, American Blue Chip Growth & Income Trust, International Equity Index Trust A, and Total Bond Market Trust A, the expenses of the reorganization were borne by the Acquired portfolio. For the reorganization involving International Opportunities Trust, the expenses were borne by both the Acquiring and Acquired portfolios based on relative asset levels as of April 30, 2012. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 2, 2012.

The following outlines the reorganizations:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
500 Index Trust B	500 Index Trust	$1,410,027,479	$397,501,968	130,733,495	78,840,195	$902,171,731	$2,312,199,210
American Growth- Income Trust	American Blue Chip Growth & Income Trust	$264,630,782	—	24,777,191	16,097,628	$1,041,102,006	$1,305,732,788
International Equity Index Trust B	International Equity Index Trust A	$290,214,339	$30,732,433	31,657,942	19,856,403	$299,456,692	$589,671,031
International Growth Stock Trust	International Opportunities Trust	$193,188,474	$11,331,924	17,341,786	13,959,473	$292,318,732	$485,507,206
Total Bond Market Trust B	Total Bond Market Trust A	$395,133,728	$28,580,745	37,084,706	36,513,858	$164,216,850	$559,350,578

Because the combined portfolios have been managed as single integrated portfolios since the reorganizations were completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of operations at December 31, 2012. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the reporting period, the combined portfolios’ pro forma results of operations for the year ended December 31, 2012 are as follows:

	500 Index Trust B	American Growth- Income Trust	International Equity Index Trust B	International Growth Stock	Total Bond Market Trust B
Net investment income	$70,481,885	$15,169,531	$16,072,644	$6,511,165	$29,282,814
Net realized and unrealized gain (loss)	726,178,528	190,581,207	78,222,567	73,187,804	3,386,553
Increase (decrease) in net assets from operations	$796,660,413	$205,750,738	$94,295,211	$79,698,969	$32,669,367

14.  OTHER MATTER The Trust and several of its portfolios have been named as defendants in an adversary proceeding originally brought by the Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The plaintiff seeks to recover payments of those proceeds as intentionally fraudulent conveyances under the U.S. Bankruptcy Code.

The adversary proceeding, which is now captioned Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint that named “JHT 500 Index Trust,” “JHT 500 Index Trust B,” “JHT Equity Income Trust,” “JHT Mid Value Trust,” “JHT Spectrum Income Trust,” “JHT Total Stock Market Index Trust,” and “John Hancock Variable Insurance Trust F/K/A John Hancock Trust (New Income Trust)” as defendants. On November 20, 2013, the Court issued Master Case Order No. 4 governing the next steps in the lawsuit, including the protocol for filing of any motions to dismiss the lawsuit. On January 24, 2014, the Court extended the time for service of summonses and complaints to February 28, 2014.

In a related matter, the Trust and several of its funds have been named as defendants in Deutsche Bank Trust Co. Americas v. Paniagua, No. 11-9409 (S.D.N.Y.). This case also relates to the Tribune Company leveraged buy-out transaction and asserts claims on behalf of Tribune noteholders for constructive fraudulent conveyance under state law, and it has been consolidated into the multidistrict litigation proceeding. The complaint names the following entities as defendants: John Hancock Variable Insurance Trust, “JHT New Income Trust,” “John Doe, As Trustee of JHT Income Trust,” and “John Hancock Variable Insurance Trust (F/K/A John Hancock Trust (New Income Trust)).” On September 23, 2013, the Court granted the defendants’ motion to dismiss this action on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The appeals are currently pending before the Court.

OTHER MATTER, CONTINUED

The potential amount sought to be recovered from the 500 Index Trust, 500 Index Trust B, Equity Income Trust, Mid Value Trust, New Income Trust, and Total Stock Market Index Trust by the plaintiffs in these two actions is unknown, but it includes approximately $355,742, $243,304, $30,470,800, $1,758,106, $2,125,000, and $113,662, respectively, representing the proceeds that the portfolio received in the leveraged buy-out, plus an unknown amount of interest and the plaintiffs’ attorneys’ fees and expenses. The portfolio cannot predict the outcome of this proceeding. The portfolio is currently assessing the case and has not yet determined the effect, if any, on the portfolio’s net assets and results of operations. If the proceeding were to be decided in a manner adverse to the portfolio, or if the portfolio was to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the portfolio’s net asset value.

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (as listed in the table of contents on page 2) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2014

John Hancock Variable Insurance Trust

Evaluation of advisory and subadvisory agreements by the board of trustees

This section describes the evaluation by the Board of Trustees (the “Board”) of John Hancock Variable Insurance Trust (the “Trust”) of the amendment to the Advisory Agreement (the “Advisory Agreement Amendment”) and the amendment to each of the Subadvisory Agreements for the Lifestyle Aggressive PS Series, a new series of the Trust (the “New Portfolio”).

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on September 25-27, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the Advisory Agreement Amendment and each of the amendments to the subadvisory agreements for the New Portfolio.

This section describes the evaluation by the Board of Trustees of:

(a)  the Advisory Agreement Amendment between the Trust and John Hancock Investment Management Services, LLC (the “Advisor” or “JHIMS”) to add the New Portfolio;

(b)  an amendment to the subadvisory agreement between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) to add the New Portfolio (the “John Hancock Subadvisory Agreement Amendment”);

(c)  an amendment to the subadvisory agreement between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”) to add the New Portfolio (the “John Hancock (North America) Subadvisory Agreement”).

John Hancock Asset Management and John Hancock Asset Management (North America) are each referred to as a “Sub-Advisor” and collectively as the “Sub-Advisors.”

The John Hancock Subadvisory Agreement Amendment and the John Hancock (North America) Subadvisory Agreement are each referred to as a “Sub-Advisory Agreement” and collectively as the “Sub-Advisory Agreements”.

In considering the Advisory Agreement Amendment and the Sub-Advisory Agreements with respect to the New Portfolio, the Board received in advance of the meeting a variety of materials relating to the New Portfolio, the Advisor and each Sub-Advisor, including with respect to each Sub-Advisor, comparative performance information for comparably managed funds and other information provided by the Advisor and the Sub-Advisors regarding the nature, extent and quality of services to be provided by the Advisor and the Sub-Advisors under their respective agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the New Portfolio. The Board also took into account information that was presented with respect to the New Portfolio at the June 2013 meeting. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Sub-Advisors to the John Hancock Funds (the “Funds”), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisors with respect to the Funds they manage. The Board noted the affiliation of the Sub-Advisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the New Portfolio by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed approval of the Advisory Agreement Amendment and each Sub-Advisory Agreement and discussed the proposed approval of these agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement Amendment

In approving the Advisory Agreement Amendment with respect to the New Portfolio, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services.  Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Portfolio, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Portfolio, including but not limited to, general supervision of and coordination of the services to be provided by the Sub-Advisors, and also will be responsible for monitoring and reviewing the activities of the Sub-Advisors and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement Amendment, the Board considered, among other things:

(a)  the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Sub-Advisors’ investment performance and compliance programs, such as the Sub-Advisors’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;

(b)  the background, qualifications and skills of the Advisor’s personnel;

(c)  the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d)  the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Portfolio;

(e)  the financial condition of the Advisor and whether it had the financial wherewithal to provide a high level and quality of services to the New Portfolio; and

(f)  the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to contractholders of investing in funds that are part of a family of variable insurance portfolios offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement Amendment with respect to the New Portfolio.

Investment Performance.  In connection with its consideration of the Advisory Agreement Amendment, the Board considered the performance of other comparable funds managed by the Advisor and Subadvisors and the performance of their respective benchmarks and/or peer groups. The Board also noted

John Hancock Variable Insurance Trust

Evaluation of advisory and subadvisory agreements by the board of trustees that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and each of the Sub-Advisors.

Fees and Expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Portfolio, would be responsible for paying the subadvisory fees to the Sub-Advisors. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, which is discussed further below. The Board also noted management’s discussion of the anticipated expenses of the New Portfolio. The Board considered the investment advisory fees charged to other funds in the complex having similar investment mandates. The Board considered any differences between the Advisor’s and Sub-Advisors’ services to be provided to the New Portfolio and the services they provide to other such funds. The Board concluded that the advisory fee to be paid with respect to the New Portfolio is reasonable.

In addition, the Trustees concluded that the advisory fee to be paid to the Advisor with respect to New Portfolio is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the New Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the New Portfolio and those of its underlying portfolios.

Profitability/Indirect Benefits.  In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Sub-Advisors) from the Advisor’s relationship with the Trust, the Board reviewed and considered information presented by the Advisor regarding the anticipated profitability of the Advisor and its affiliates relationship with the New Portfolio and whether the Advisor has the financial ability to provide a high level of services to the New Portfolio. The Board also:

(a)  considered the financial condition of the Advisor;

(b)  considered an analysis presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Portfolio;

(c)  considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, will receive certain tax credits or deductions relating to foreign taxes paid and dividends received by the New Portfolio and noted that these tax benefits are not available to contract owners under applicable income tax law;

(d)  considered that the Advisor will also provide administrative services to the New Portfolio on a cost basis pursuant to an administrative services agreement;

(e)  noted that the Sub-Advisors are affiliates of the Advisor;

(f)  noted that affiliates of the Advisor will provide distribution services to the New Portfolio, and that the Trust’s distributor will also receive Rule 12b-1 payments to support distribution of the New Portfolio;

(g)  noted that the Advisor will also derive reputational and other indirect benefits from providing advisory services to the New Portfolio;

(h)  noted that the subadvisory fees for the New Portfolio will be paid by the Advisor;

(i)  the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the Underlying Portfolios in which the New Portfolio may invest; and

(j)  considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to New Portfolio and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Sub-Advisors), expected to be derived from their relationship with New Portfolio was reasonable and not excessive.

Economies of Scale.  In considering the extent to which economies of scale would be realized as the New Portfolio grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the New Portfolio, the Board:

(a)  considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for certain of the underlying portfolios it advises in which the New Portfolio may invest and for each of the other John Hancock open-end funds (except those listed below) (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the open-end fund of funds, money market funds, and index funds in the fund complex, as well as the John Hancock closed-end funds.);

(b)  reviewed the Trust’s advisory fee structure and concluded that (i) the New Portfolio’s fee structure contains breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders to benefit from economies of scale if the New Portfolio grows. The Board also took into account management’s discussion of the New Portfolio’s advisory fee structure; and

(c)  the Board also considered the effect of potential growth in size on performance and fees of the New Portfolio. The Board also noted that if the New Portfolio’s assets increase over time, the New Portfolio may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Sub-Advisory Agreements, the Board considered:

(1)	information relating to each Sub-Advisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the performance of any comparable Funds managed by the Sub-Advisors; and

(3)	the subadvisory fee charged by the Sub-Advisors to manage any comparable Funds.

Nature, Extent and Quality of Services.  With respect to the services to be provided by each of the Sub-Advisors with respect to the New Portfolio, the Board received information provided to the Board by each Sub-Advisor as well as took into account information presented throughout the past year. The Board considered each Sub-Advisor’s current level of staffing and its overall resources, as well as each Sub-Advisor’s compensation program. The Board considered each Sub-Advisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Advisor’s investment and compliance personnel who would provide services to the New Portfolio. The Board also considered, among other things, the Sub-Advisor’s compliance program and any disciplinary history. The Board also considered each Sub-Advisor’s risk assessment and monitoring process. The Board considered each Sub-Advisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Sub-Advisor and its operations, including regarding investment processes and organizational and staffing matters.

John Hancock Variable Insurance Trust

Evaluation of advisory and subadvisory agreements by the board of trustees

The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Sub-Advisor.

The Board considered each Sub-Advisor’s investment process and philosophy. The Board took into account that each Sub-Advisor’s responsibilities include the development and maintenance of an investment program for the New Portfolio that is consistent with the New Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Sub-Advisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor Compensation.  In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the New Portfolio, the Board noted that the fees under the Sub-Advisory Agreements are paid by the Advisor and not the New Portfolio. The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Sub-Advisory Agreements.

In addition, the Board considered other potential indirect benefits that the Sub-Advisor and its affiliates may receive from the Sub-Advisor’s relationship with the New Portfolio, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory Fees.  The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to each Sub-Advisor. The Board also considered the New Portfolio’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the New Portfolio.

Sub-Advisor Performance.  As noted above, the Board considered performance results of comparable Funds managed by the Sub-Advisors. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and each of the Sub-Advisors. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s focus on each Sub-Advisor’s performance.

The Board’s decision to approve the Sub-Advisory Agreements with respect to the New Portfolio was based on a number of determinations, including the following:

(1)	Each Sub-Advisor has extensive experience and demonstrated skills as a manager, and currently sub-advises other funds of the Trust and the fund complex and the Board is generally satisfied with each Subadvisor’s management of these funds, and may reasonably be expected to provide a high quality of investment management services to the New Portfolio;

(2)	The proposed subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(3)	The proposed subadvisory fees are paid by the Advisor, and that the fee structure for the New Portfolio contains breakpoints at the advisory fee level.

In addition, the Trustees reviewed the subadvisory fee to be paid to each Sub-Advisor for the New Portfolio and concluded that the subadvisory fee to be paid to each Sub-Advisor with respect to the New Portfolio is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios of the New Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the New Portfolio and those of its underlying portfolios.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement Amendment and each of the Sub-Advisory Agreements with respect to the New Portfolio would be in the best interest of the New Portfolio and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement Amendment and Sub-Advisory Agreements with respect to the New Portfolio.

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).
Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

James M. Oates Born: 1946	Chairperson (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Vice Chairperson/Trustee (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

John Hancock Variable Insurance Trust

Trustees and officers information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
Craig Bromley[3] Born: 1966	Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005-2012, including prior positions).
Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Warren A. Thomson[3] Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013).
Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Messrs. Bromley and Thompson are “interested persons” (as defined in the 1940 Act) due to their positions with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).
President (since 2012) and former Trustee (2010-2012), John Hancock retail funds; President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew Arnott Born: 1971	Executive Vice President (since 2007, including prior positions)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRSRT STD
U.S. POSTAGE
PAID
HOLLISTON, MA
PERMIT NO. 20

Management of the trust

Trustees
James M. Oates, Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Andrew G. Arnott, Executive Vice President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Advisor
John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHT0A 12/13
2/14

1115015: 0214

John Hancock

John Hancock Variable Insurance Trust

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Bond Trusts

Annual Report
December 31, 2013

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	21
Summary portfolio of investments (See below for each portfolio’s page #)	24
Statements of assets and liabilities	56
Statements of operations	61
Statements of changes in net assets	66
Statement of cash flows	69
Financial highlights	70
Notes to financial statements	76
Report of independent registered public accounting firm	115
Trustees and officers information	116
For more information	120

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
Active Bond Trust	4	24
Bond Trust	5	26
Bond PS Series	6	27
Core Bond Trust	7	29
Global Bond Trust	8	30
High Yield Trust	9	33
Income Trust	10	35
Investment Quality Bond Trust	11	36
Money Market Trust	12	38
Money Market Trust B	13	39
New Income Trust	14	40
Real Return Bond Trust	15	42
Short Term Government Income Trust	16	44
Strategic Income Opportunities Trust	17	45
Total Bond Market Trust B	18	48
Total Return Trust	19	49
Ultra Short Term Bond Trust	20	51

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages we have set forth information regarding the performance of each fixed-income portfolio of the John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10 year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2013. The views expressed are those of the portfolio managers as of December 31, 2013, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI European Australian Far East Free, EAFE and MSCI are trademarks of MSCI, Inc. Barclays’ is a registered trademark of Barclays Bank PLC. Lipper is a registered trademark of Reuters S.A. None of the Bond Trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

3

Active Bond Trust

Subadvisors: Declaration Management & Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(John Hancock Asset Management)
Portfolio Managers: Peter Farley, Joshua Kuhnert, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with an average duration of between 4 and 6 years.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Collateralized Mortgage Obligations	22.1
Financials	18.3
U.S. Government Agency	17.1
Energy	6.0
Asset Backed Securities	4.8
U.S. Government	4.8
Industrials	4.7
Consumer Discretionary	4.4
Telecommunication Services	3.2
Materials	3.1
Utilities	2.4
Consumer Staples	2.3
Health Care	1.3
Foreign Government Obligations	0.9
Information Technology	0.6
Municipal Bonds	0.3
Short-Term Investments & Other	3.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013 the Active Bond Trust Series NAV shares returned 0.19% and the Barclays U.S. Aggregate Bond Index declined 2.03%.

Environment  >  The U.S. bond market declined overall in 2013 as bond yields, which began the year at unsustainably low levels, rose throughout the year. Economic improvement led the Federal Reserve (Fed) to announce in December that tapering would begin in January. By then, bond yields had already risen significantly in anticipation. Financial markets had mixed performance in 2013. The S&P 500 had its best year since 1997. However, interest rate sensitive securities, including treasuries, agencies, investment grade corporates and mortgage backed securities (MBS), all posted negative returns. High yield corporates were the one bright spot in fixed income with returns generally greater than 7%.

John Hancock Asset Management  >  Performance was driven primarily by sector allocation. In particular, overweight positions in high-yield corporate bonds and commercial mortgage-backed securities, which were the best-performing segments of the bond market, added the most value. An underweight position in Treasury bonds compared with the benchmark also contributed positively to relative results. Within the investment-grade corporate bond holdings, the trust’s emphasis on bonds issued by financial companies boosted performance versus the benchmark. Finance-related securities posted positive returns, benefiting from robust demand for their relatively high yields, while the industrial and utility sectors of the investment-grade corporate bond market declined. Another positive factor was the fund’s duration (a measure of interest rate sensitivity), which was shorter than that of the benchmark index throughout much of the year. A shorter duration meant that the broad rise in bond yields had less of a negative impact on portfolio performance. During the year, we reduced the fund’s holdings of residential mortgage-backed securities and redeployed these assets into higher-yielding corporate bonds and commercial mortgage-backed securities.

Declaration Management & Research, LLC   >  U.S. interest rates were volatile. Rates went sideways to lower to start the year before starting a move markedly higher in early May. Rate volatility was a challenge for mortgage backed securities (MBS) as well, given the specter of Fed purchases coming to an end. The Barclays U.S. Aggregate Bond Index as a whole was down 2% for the year. No major components of the index had positive returns, though performance was slightly better for spread product and shorter duration securities. Within corporates, financials returns were again markedly better than those of industrials and utilities. Though returns even for financials were lackluster, corporate spreads finished at the tightest level in six years. Overall, though, investment grade corporates were viewed as having too much interest rate risk and many investors demonstrated a preference for high yield. Commercial MBS returns were slightly positive and gains were even better for more credit risky bonds and interest-only securities. The continued housing recovery led to strong returns for non-agency residential MBS and subprime bonds.

For the year, the trust benefited from overweights and security selection in credit sectors, and the accompanying underweights of treasuries and agencies. Overweights in Commercial MBS, financials and non-agency residential MBS were other drivers of outperformance. Commercial MBS and corporates remain focus sectors as we maintain our overweights in those sectors and in non-agency residential MBS. We are neutral relative to MBS and underweight treasuries and agencies.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I2	0.24%	10.58%	5.61%	65.34%	72.67%
Active Bond Trust Series II2	0.05%	10.39%	5.44%	63.93%	69.81%
Active Bond Trust Series NAV[3]	0.19%	10.63%	5.66%	65.74%	73.38%
Barclays U.S. Aggregate Bond Index[4,5]	–2.03%	4.44%	4.55%	24.27%	55.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust (JHVST) Active Bond Fund, the Trust’s predecessor. The performance of these share classes would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	Series NAV shares of the Active Bond Trust were first offered on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of the JHVST in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

4

Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  >  To seek income and capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government	27.4
U.S. Government Agency	25.7
Financials	16.6
Collateralized Mortgage Obligations	8.2
Energy	4.0
Industrials	3.4
Consumer Discretionary	3.0
Materials	2.1
Telecommunication Services	2.0
Utilities	1.4
Consumer Staples	1.1
Health Care	0.7
Information Technology	0.5
Foreign Government Obligations	0.1
Short-Term Investments & Other	3.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Bond Trust Series NAV shares were down 1.32% and the Barclays U.S. Aggregate Bond Index was down 2.03%.

Environment  >  The U.S. bond market declined overall in 2013 as bond yields, which began the year at unsustainably low levels, rose throughout the year. The U.S. economy improved gradually over the course of the year, led by solid employment growth, robust vehicle sales, and a continued recovery in the housing market. Despite the slow but steady economic improvement, inflation remained well below its long-term average. The economic improvement led the Federal Reserve (Fed) to announce in May that it could begin to pare back its quantitative easing activity before the end of the year. The Fed held off until December, when it agreed to scale back its purchases of U.S. Treasury and mortgage-backed securities by a combined $10 billion starting in early 2014. By that time, bond yields had already risen significantly in anticipation of the Fed’s action. For the year, high-yield corporate bonds generated the best returns, gaining more than 7% amid strong investor demand for yield. In contrast, U.S. Treasury bonds and government-agency residential mortgage-backed securities — both of which were directly affected by the Fed’s tapering plans — declined the most.

The trust’s performance relative to its benchmark index in 2013 was driven primarily by good sector allocation. In particular, a meaningful position in high-yield corporate bonds, which were the best-performing segments of the bond market but are not represented in the benchmark, added the most value. An underweight position in treasury bonds compared with the benchmark also contributed positively to relative results. Within the trust’s investment-grade corporate bond holdings, emphasis on bonds issued by financial companies boosted performance versus the benchmark. Other finance-related securities benefited from robust demand for their relatively high yields, while the industrial and utility sectors of the investment-grade corporate bond market declined. Another positive factor was the trust’s duration (a measure of interest rate sensitivity), which was shorter than that of the benchmark index throughout much of the year. A shorter duration meant that the broad rise in bond yields had less of a negative impact on portfolio performance. During the year, we reduced the trust’s holdings of residential mortgage-backed securities and redeployed these assets into higher-yielding corporate bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Bond Trust Series I2	–1.36%	—	—	4.66%	—	—	22.33%
Bond Trust Series II2	–1.63%	—	—	4.54%	—	—	21.72%
Bond Trust Series NAV (began 7/29/09)	–1.32%	—	—	4.59%	—	—	21.97%
Barclays U.S. Aggregate Bond Index[3,4]	–2.03%	—	—	4.42%	—	—	21.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and II were first offered on October 31, 2011. For periods prior to October 31, 2011, the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and/or Series II expenses performance would be lower.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

5

Bond PS Series

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  >  To seek income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. There is no limit on the trust’s average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighing*	% of Total
U.S. Government	34.2
U.S. Government Agency	23.3
Financials	14.0
Collateralized Mortgage Obligations	6.7
Energy	3.4
Industrials	3.2
Consumer Discretionary	2.5
Telecommunication Services	1.8
Materials	1.8
Utilities	1.1
Consumer Staples	1.0
Health Care	0.6
Information Technology	0.4
Foreign Government Obligations	0.1
Short-Term Investments & Other	5.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Bond PS Series Trust Series NAV shares were down 1.47% and the Citigroup Broad Investment Grade Index was down 2.04%.

Environment  >  The U.S. bond market declined overall in 2013 as bond yields, which began the year at unsustainably low levels, rose throughout the year. The U.S. economy improved gradually over the course of the year, led by solid employment growth, robust vehicle sales, and a continued recovery in the housing market. Despite the slow but steady economic improvement, inflation remained well below its long-term average. The economic improvement led the Federal Reserve (Fed) to announce in May that it could begin to pare back its quantitative easing activity before the end of the year. The Fed held off until December, when it agreed to scale back its purchases of U.S. Treasury and mortgage-backed securities by a combined $10 billion starting in early 2014. By that time, bond yields had already risen significantly in anticipation of the Fed’s action. For the year, high-yield corporate bonds generated the best returns, gaining more than 7% amid strong investor demand for yield. In contrast, U.S. Treasury bonds and government-agency residential mortgage-backed securities — both of which were directly affected by the Fed’s tapering plans — declined the most.

The trust’s performance relative to its benchmark index in 2013 was driven primarily by sector allocation. In particular, a meaningful position in high-yield corporate bonds, which were the best-performing segments of the bond market but are not represented in the benchmark, added the most value. An underweight position in treasury bonds compared with the benchmark also contributed positively to relative results. Within the trust’s investment-grade corporate bond holdings, emphasis on bonds issued by financial companies boosted performance versus the benchmark. Other finance-related securities benefited from robust demand for their relatively high yields, while the industrial and utility sectors of the investment-grade corporate bond market declined. Another positive factor was the trust’s duration (a measure of interest rate sensitivity) which was shorter than that of the benchmark index throughout much of the year. A shorter duration meant that the broad rise in bond yields had less of a negative impact on portfolio performance. During the year, we reduced the trust’s holdings of residential mortgage-backed securities and redeployed these assets into higher-yielding corporate bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Bond PS Series Trust Series II (began 4/28/11)	–1.72%	—	—	2.50%	—	—	6.85%
Bond PS Series Trust Series NAV (began 4/28/11)	–1.47%	—	—	2.74%	—	—	7.51%
Citigroup Broad Investment Grade Index[2,3]	–2.04%	—	—	3.20%	—	—	8.79%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Citigroup Broad Investment Grade Index is an unmanaged index that measures the performance of the broad U.S. investment-grade bond market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

6

Core Bond Trust

Subadvisor: Wells Capital Management, Incorporated
Portfolio Managers: Thomas J. O’Connor, CFA, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government & Agency	26.4
U.S. Government	21.9
Asset Backed Securities	12.7
Collateralized Mortgage Obligations	10.5
Financials	8.8
Energy	2.9
Consumer Discretionary	2.6
Telecommunication Services	2.2
Foreign Government Obligations	1.8
Health Care	1.8
Utilities	1.7
Consumer Staples	1.4
Information Technology	1.0
Municipal Bonds	0.9
Materials	0.7
Industrials	0.5
Short-Term Investments	2.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Core Bond Trust Series I shares were down 2.16% and the Barclays U.S. Aggregate Bond Index was down 2.03%.

Environment  >  2013 was a year of transition for fixed income. Over the course of the year, bond markets finally moved past the specters of government and fiscal dysfunction in the U.S., Eurozone, and Japan, saw growth expectations consolidate and stabilize in China, integrated geopolitical headlines, digested a resurgence of strategic activity in corporate boardrooms, and navigated a move to higher yields and the Federal Reserve Board’s (Fed) eventual exit from quantitative easing (QE) as growth in the U.S. demonstrated meaningful improvement.

Fixed income markets began the year with a strong rally, driven by a U.S. government compromise on the fiscal cliff. European authorities continued to dampen fears of a Eurozone breakup and yields in the region narrowed markedly. In May, as economic data began to improve, the Fed opened the door to tapering its quantitative easing program, prompting a broad-based sell-off in fixed income markets, increased rates, and a steepened yield curve. The markets remained focused on the Fed, analyzing economic data by how it would impact the timing of Fed tapering.

The Barclays U.S. Aggregate Bond Index posted a negative return for the year, led by losses in treasuries. Credit had the lowest loss, followed by mortgages, commercial mortgage backed securities (CMBS), and asset backed securities (ABS), with agency debt and hybrid adjustable rate mortgages (ARMs) trailing.

In the credit sector, sovereigns, telecoms, and utilities were the leading performers. An underweight to Turkey, an overweight to Slovenia, and an overweight to Verizon were key examples. Detractors were concentrated in energy, transportation, and basic industry. An overweight to Mexico and an underweight to Italy also detracted, but were more than offset by our positioning in Turkey and Slovenia.

Within agency mortgages, our higher coupon positioning, our entry point and security selection within ARMs, and security selection within intermediate and shorter duration collateralized mortgage obligations contributed to performance. A sector overweight to mortgages — specifically during the large sell-off during the summer months — detracted from performance as did our positioning in lower coupon 30-year mortgages.

Sector overweights to and relative value trading in the asset-backed securities (ABS) and commercial mortgage backed securities (CMBS) sectors contributed to performance during the year. Security selection in ABS, including private student loans, auto dealer floorplans, and rental car ABS also contributed. Detracting from performance was our overweight to certain parts of the CMBS sector.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Bond Trust Series I (began 4/29/05)	–2.16%	5.84%	—	5.03%	32.83%	—	53.03%
Core Bond Trust Series II (began 4/29/05)	–2.35%	5.61%	—	4.80%	31.38%	—	50.23%
Core Bond Trust Series NAV (began 4/29/05)	–2.11%	5.88%	—	5.06%	33.10%	—	53.41%
Barclays U.S. Aggregate Bond Index[2,3]	–2.03%	4.44%	—	4.64%	24.27%	—	48.22%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

7

Global Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Manager: Scott A. Mather

INVESTMENT OBJECTIVE & POLICIES  >  To seek maximum total return, consistent with preservation of capital and prudent investment management. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities and options on such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Foreign Government Obligations	43.6
Financials	16.7
Collateralized Mortgage Obligations	11.4
U.S. Government	6.0
Asset Backed Securities	1.8
U.S. Government Agency	1.5
Energy	0.7
Consumer Discretionary	0.6
Consumer Staples	0.6
Industrials	0.3
Information Technology	0.3
Materials	0.3
Health Care	0.2
Purchased Options	0.2
Utilities	0.2
Telecommunication Services	0.1
Short-Term Investments & Other	15.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Global Bond Trust Series I shares declined 5.42% and the JPMorgan Global (Unhedged) Government Bond Index declined 4.40%.

Environment  >  The beginning of 2013 saw U.S. equity indices reach new highs and treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors largely focused on positive news out of the housing and labor markets.

During the second quarter, conditions in credit markets deteriorated as investors reacted to signals by the Federal Reserve (Fed) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity and sending yields higher.

While the Fed’s later choice to delay tapering left investors in a state of disbelief, headline indicators of economic growth in the third quarter were unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program, reducing its quantitative easing program from $85 billion to $75 billion a month beginning in January. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

The trust’s duration positioning detracted from performance over the year, particularly its underweight to Japanese rates, which narrowed. Modest exposure to local interest rates in emerging markets (EM), such as Brazil, also detracted from performance as rates rose. An allocation to non-agency mortgages, however, contributed to returns as they benefited from limited supply and an ongoing housing recovery. The trust was also buoyed by its allocation to the corporate sector, as investment-grade and high yield spreads tightened over the year. Lastly, exposure to EM currencies, such as the Brazilian real, detracted from returns as it depreciated versus the U.S. dollar.

Derivatives used in the trust were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The exposure to EM local debt, which was a detractor from relative performance, included an allocation to local debt in Brazil that was implemented using zero-coupon interest rate swaps. The trust’s exposure to global developed interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps, futures, and options.

These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	–5.42%	7.05%	4.79%	40.55%	59.64%
Global Bond Trust Series II	–5.67%	6.82%	4.58%	39.06%	56.50%
Global Bond Trust Series NAV[2]	–5.54%	7.06%	4.82%	40.68%	60.13%
JPMorgan Global (Unhedged) Government Bond Index[3,4]	–4.40%	2.40%	4.30%	12.61%	52.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	JPMorgan Global (Unhedged) Government Bond Index is an unmanaged index that measures the performance of leading government bond markets based on total return in U.S. currency.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

8

High Yield Trust

Subadvisor: Western Asset Management Company
Portfolio Managers: Steven A. Walsh, Michael C. Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES  >  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments, or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer Discretionary	19.3
Energy	17.0
Industrials	13.9
Financials	10.7
Telecommunication Services	9.5
Materials	9.5
Health Care	5.2
Consumer Staples	5.1
Utilities	3.3
Information Technology	2.4
Foreign Government	1.3
U.S. Government	0.1
Short-Term Investments & Other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the High Yield Trust Series I shares returned 8.35% and the Citigroup High Yield Index returned 7.22%.

Environment  >  High yield generated a solid return for the period, according to the Citigroup High Yield Index. Volatility was present during the year, especially towards the end of the period as signs of shifting monetary policy by the Federal Reserve Board caused interest rates to spike. Yields generally rose over the year. Spread sectors also experienced bouts of investor risk aversion over the year given shifting economic data, the aforementioned interest rate volatility, and also a US Government shutdown that nearly caused the Treasury to default in October. Overall, retail investors reversed course on their investments in high yield mutual funds and exchange-traded funds (ETFs) as they redeemed a net $5.6 billion throughout 2013. This compares to a total inflow of $22 billion in 2012. Performance across the quality spectrum was skewed towards lower quality as CCC rated bonds outperformed. Single Bs followed, and BBs, which tend to be more sensitive to changes in interest rates, trailed the market while still generating a gain. Speculative grade default rates remained subdued as Moody’s trailing 12-month issuer weighted default rate was 2.16% as of the end of December 2013. The default rate was 3.18% at this time one year ago. Moody’s is also expecting defaults to stay low for the next year.

The trust outpaced its benchmark, the Citigroup High Yield Index over the one-year period. The largest contributor to alpha was issue selection. The portfolio benefited from an overweight to Wind Acquisition Holdings Finance, SA, an Italian telecommunications company that outperformed. This fundamentally solid company has the 3rd largest market share in Italy’s wireless communications market and is well positioned with respect to the young consumer. Credit quality selection was also additive to relative performance on the year. In 2013, lower quality CCC credits outperformed BBs and Bs quite dramatically. CCCs returned 13.22% versus 6.17% for Bs and BBs. Lower-quality companies’ securities benefited due to improving company fundamentals and conservative balance sheet management, as well as the tendency for such securities to be shorter in duration. Over the course of the year, we tendered a number of our high-coupon CCC holdings well above par. This was a bittersweet event for us, as we lost some of our favorite credits, although reaping capital gains. Also contributing were overweights to Ally Financial and Realogy (both sold prior to year-end). Returns were not significantly affected by sector positioning, although overweights to the outperforming energy and consumer non-cyclical sectors added to performance for the period. Offsetting these gains however were underweights to the financial and technology sectors, two of the best performing sectors for the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	8.35%	17.99%	7.61%	128.70%	108.23%
High Yield Trust Series II	8.01%	17.76%	7.40%	126.50%	104.24%
High Yield Trust Series NAV[2]	8.31%	18.04%	7.67%	129.19%	109.33%
Citigroup High Yield Index[3,4]	7.22%	18.24%	8.23%	131.16%	120.61%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Citigroup High Yield Index is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

9

Income Trust

Subadvisor: Franklin Advisers, Inc.
Portfolio Managers: Edward D. Perks, Alex Peters, Matt Quinlan

INVESTMENT OBJECTIVE & POLICIES  >  To seek to maximize income while maintaining prospects for capital appreciation. The trust invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks, and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Fixed-Income Asset Allocation
Consumer Discretionary	6.7
Energy	5.7
Information Technology	4.6
Financials	4.2
Telecommunication Services	3.4
Materials	3.2
Consumer Staples	2.5
Health Care	2.5
Industrials	1.9
Utilities	1.3
Total Fixed-Income	36.0
Equity Asset Allocation
Utilities	12.7
Energy	12.1
Materials	9.6
Financials	9.1
Health Care	6.2
Information Technology	4.5
Industrials	3.9
Telecommunication Services	2.1
Consumer Staples	1.1
Consumer Discretionary	0.9
Total Equity	62.2
Short-Term Investments & Other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Income Trust Series NAV shares returned 14.75% and the Combined Index returned 14.08%.

Environment  >  During the fiscal year, the trust meaningfully increased its equity securities weighting from approximately 48% to over 60% of total net assets. This shift was driven by significant appreciation of underlying positions and reallocation of assets toward equities, given our view of attractive relative value as we sought current income while maintaining prospects for capital appreciation. Our largest equity allocations were in dividend paying common stocks followed by convertible securities.

Fixed income assets declined during the period from approximately 49% to around 36% of total net assets. Although the trust was more heavily weighted toward equities, the rise in long-term interest rates and underperformance of several fixed income sectors allowed us to purchase some corporate bonds. The trust remained positioned largely in high yield corporate bonds, which performed well relative to other fixed income securities as higher coupons and continued strong credit trends helped mitigate the headwinds associated with rising long-term interest rates.

Most equity and fixed income sectors contributed positive returns during the year. Leading equity sectors included financials, energy, health care and utilities. Among fixed income investments, technology, telecommunications and consumer positions benefited performance.

Within our equity investments, financials positions, including Wells Fargo & Company and JPMorgan Chase & Company, advanced partly because of favorable credit conditions and optimism about loan growth. Health care companies Roche Holdings, Ag, Merck & Company, Inc. and Johnson & Johnson benefited from strong cash flow that helped grow dividends and finance share buybacks. Leading individual contributors included Dow Chemical Company and LyondellBasell Industries NV in materials. The companies advanced amid improved prospects for economic growth and better margin trends attributed to a favorable feedstock cost outlook driven by low natural gas prices. Notable individual detractors included Newmont Mining Corp., Barrick Gold Corp., and GoldCorp, Inc., which were hurt by falling commodity prices and a slowing growth outlook for many emerging market economies.

Leading fixed income contributors, including First Data Corp. and Freescale Semiconductor, Inc. in technology, benefited from capital markets that enabled refinancing of existing debt maturities. Record high yield bond issuance and favorable credit spreads drove outperformance relative to other fixed income securities. Notable fixed income detractors included Texas Competitive Electric Holdings (TCEH) and SandRidge Energy, Inc. TCEH struggled with a highly leveraged balance sheet amid weak power market fundamentals and low natural gas prices; we unwound the position prior to year-end. SandRidge bonds underperformed because of concerns about the company’s leadership change and future strategy. A rise in long-term interest rates hurt our long duration positions.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Income Trust Series NAV (began 5/1/07)	14.75%	15.23%	—	5.43%	103.16%	—	42.30%
S&P 500 Index[2,5]	32.39%	17.94%	—	5.65%	128.19%	—	44.31%
Barclays U.S. Aggregate Bond Index[3,5]	–2.03%	4.44%	—	4.84%	24.27%	—	37.09%
Combined Index[4,5]	14.08%	11.36%	—	5.65%	71.25%	—	44.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

10

Investment Quality Bond Trust

Subadvisor: Wellington Management Company, LLP
Portfolio Managers: Christopher A. Jones, Lucius T. Hill, Campe Goodman, Joseph F. Marvan

INVESTMENT OBJECTIVE & POLICIES  >  To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government	26.3
Financials	23.6
Consumer Discretionary	6.9
Collateralized Mortgage Obligations	6.5
Energy	5.2
Municipal Bonds	3.8
Utilities	3.5
Asset Backed Securities	3.3
Industrials	3.2
Telecommunication Services	3.1
Health Care	3.0
Consumer Staples	2.5
U.S. Government Agency	2.1
Information Technology	1.5
Materials	1.0
Foreign Government Obligations	0.2
Short-Term Investments & Other	4.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Investment Quality Bond Trust Series I shares declined 1.93% and the Combined Index declined 2.31%.

Environment  >  The 2013 calendar year was volatile as unconventional policy measures by global central banks continued to be one of the biggest influences on the market during the year. Early in the period, the Federal Reserve Board (Fed) maintained its bond-buying program, purchasing US $85 billion per month, while keeping policy rates unchanged. Meanwhile, the Bank of England, Bank of Japan, and the European Central Bank reiterated their commitments to maintaining easy monetary policy for as long as needed. However, during the second quarter global sovereign yields rose sharply, and credit spreads generally widened as speculation that the Fed would cut stimulus sooner than expected roiled financial markets. Risk assets recovered into the third quarter as the market adjusted to the idea of Fed tapering, and economic data pointed to sustained momentum in the global economic recovery.

The Fed continued to reinforce the message that short rates are unlikely to be raised for an extended period, a concept that finally seemed to resonate with the market. So, when the Fed announced that it would finally begin tapering its bond-buying program in January, the market took the news well.

U.S. Treasury yields rose over the period: for full year 2013, 5-year, 10-year, and 30-year Treasury yields rose 1.02%, 1.27%, and 1.02%, respectively. Most fixed income sectors posted negative absolute returns as yields rose, but outpaced duration-equivalent Treasuries.

Contributing positively to relative results was the trust’s allocation to investment grade credit. Within investment grade bonds, the trust benefited from an overweight to and security selection within financials, security selection within industrials, and an overweight to taxable municipal bonds. An allocation to high yield bonds as well as allocations to bank loans and commercial mortgage backed securities also contributed positively. Positive results were partially offset by the trust’s duration and yield curve positioning and allocations to agency mortgage backed securities, TIPS, and emerging market debt.

Derivatives are an important part of the investment process for the trust. During the period U.S. Treasury futures and interest rate swaps were used to manage duration and yield curve positioning. Inflation-linked swaps were used to accommodate our inflation expectations. Credit default swaps were used to gain exposure to specific credits and also to hedge existing credit exposure. We bought and sold protection on credit default swap indices to gain exposure to certain sectors like emerging markets, and to tactically manage credit exposure at the overall portfolio level. Additionally, interest rate futures and currency forward contracts were used to implement the trust’s non-U.S. rate and currency positions. In isolation, the derivative instruments used marginally contributed to performance during the period. The derivatives did not have a meaningful impact on the risk of the portfolio as they were used to gain or reduce exposure to securities or indices more efficiently, or to hedge certain exposures.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	–1.93%	6.62%	4.79%	37.78%	59.72%
Investment Quality Bond Trust Series II	–2.12%	6.39%	4.59%	36.32%	56.60%
Investment Quality Bond Trust Series NAV[2]	–1.88%	6.65%	4.84%	38.00%	60.42%
Barclays U.S. Aggregate Bond Index[3,7]	–2.03%	4.44%	4.55%	24.27%	55.99%
Barclays U.S. Credit Bond Index[4,7]	–2.03%	7.89%	5.23%	46.15%	66.56%
Barclays U.S. Government Bond Index[5,7]	–2.60%	2.26%	4.14%	11.80%	50.07%
Combined Index[6,7]	–2.31%	5.06%	4.72%	28.01%	58.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	Barclays U.S. Credit Bond Index is an unmanaged index of dollar-denominated publicly issued U.S. corporates, specified foreign debentures and secured notes.

5	Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

6	The Combined Index is comprised of 50% Barclays U.S. Government Bond Index and 50% Barclays U.S. Credit Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

11

Money Market Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  >  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar-denominated money market instruments.

Sector Weighting*	% of Total
Commercial Paper	27.5
Certificate of Deposit	27.3
U.S. Government Agency	19.3
Corporate Interest-Bearing Obligations	17.4
U.S. Government	8.5

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Environment  >  The U.S. Federal Open Markets Committee (FOMC), which oversees U.S. monetary policy and sets interest rates, left rates unchanged over the period, with the federal funds rate remaining between 0% and 0.25%. In addition, toward the end of the period, the FOMC changed its stance on the unemployment rate threshold. The FOMC stated that it might now maintain the current federal funds rate even if the unemployment rate falls below 6.5%, particularly if inflation continues to fall below 2%.

In December, the U.S. Federal Reserve Board (Fed) decided to decrease its monthly asset purchases of U.S. Treasuries and mortgage-backed securities by $5 billion each as of January 2014. The Fed will now purchase $40 billion per month in longer-term Treasury securities and $35 billion per month in mortgage-backed securities, for a total of $75 billion per month. The Fed stated that its decision was based on stronger employment data and an improved labor market outlook. Two additional events had a significant impact on the U.S. economy toward the end of the period: the partial government shutdown and the debt ceiling debate, both of which were temporarily resolved — the budget to January 15, 2014, and the debt ceiling to February 7, 2014.

During the period, the trust’s holdings continued to consist of corporate paper, U.S. federal agency paper, U.S. Treasury bills and notes, and bank-sponsored asset-backed commercial paper. The trust’s average term to maturity remained close to the maximum of 60 days. We added to the trust’s yield primarily by investing in floating-rate notes, shorter-term bonds and longer-term U.S. Treasuries. We continued to balance these investments with shorter-term commercial paper holdings.

We believe the Fed will need to closely monitor the possibility of another U.S. government shutdown, as well as the need to increase the debt ceiling. Should these issues arise again and not be resolved in a timely manner, they could have a significant impact on the U.S. economic recovery. In addition, we believe a potential U.S. debt default would create significant volatility in global financial markets.

We will continue to maintain the trust’s near-maximum term to maturity as long as current market conditions persist.

12

Money Market Trust B

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  >  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar denominated money market instruments.

Sector Weighting*	% of Total
Commercial Paper	28.3
Certificate of Deposit	24.9
U.S. Government Agency	19.4
Corporate Interest-Bearing Obligations	16.8
U.S. Government	7.6
Other	3.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Environment  >  The U.S. Federal Open Markets Committee (FOMC), which oversees U.S. monetary policy and sets interest rates, left rates unchanged over the period, with the federal funds rate remaining between 0% and 0.25%. In addition, toward the end of the period, the FOMC changed its stance on the unemployment rate threshold. The FOMC stated that it might now maintain the current federal funds rate even if the unemployment rate falls below 6.5%, particularly if inflation continues to fall below 2%.

In December, the U.S. Federal Reserve Board (Fed) decided to decrease its monthly asset purchases of U.S. Treasuries and mortgage-backed securities by $5 billion each as of January 2014. The Fed will now purchase $40 billion per month in longer-term Treasury securities and $35 billion per month in mortgage-backed securities, for a total of $75 billion per month. The Fed stated that its decision was based on stronger employment data and an improved labor market outlook. Two additional events had a significant impact on the U.S. economy toward the end of the period: the partial government shutdown and the debt ceiling debate, both of which were temporarily resolved — the budget to January 15, 2014, and the debt ceiling to February 7, 2014.

During the period, the trust’s holdings continued to consist of corporate paper, U.S. federal agency paper, U.S. Treasury bills and notes, and bank-sponsored asset-backed commercial paper. The trust’s average term to maturity remained close to the maximum of 60 days. We added to the trust’s yield primarily by investing in floating-rate notes, shorter-term bonds and longer-term U.S. Treasuries. We continued to balance these investments with shorter-term commercial paper holdings.

We believe the Fed will need to closely monitor the possibility of another U.S. government shutdown, as well as the need to increase the debt ceiling. Should these issues arise again and not be resolved in a timely manner, they could have a significant impact on the U.S. economic recovery. In addition, we believe a potential U.S. debt default would create significant volatility in global financial markets.

We will continue to maintain the trust’s near-maximum term to maturity as long as current market conditions persist.

13

New Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Daniel O. Shackelford

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income consistent with the preservation of capital by investing at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations (CMO), Treasury inflation protected securities and other securities, including, on occasion, equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	29.4
U.S. Government	16.5
Financials	8.0
Collateralized Mortgage Obligations	7.7
Asset Backed Securities	6.1
Municipal Bonds	5.0
Consumer Discretionary	4.3
Foreign Government Obligations	4.3
Energy	4.3
Telecommunication Services	3.4
Industrials	2.4
Consumer Staples	1.7
Utilities	1.5
Health Care	1.5
Materials	1.0
Information Technology	0.7
Short-Term Investments & Other	2.2

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the New Income Trust Series NAV shares declined 2.12% and the Barclays U.S. Aggregate Bond Index declined 2.03%.

Environment  >  Bond investors endured a turbulent 2013 as they braced for the Federal Reserve (Fed) to begin reducing its $85 billion in monthly asset purchases. With economic data strengthening and longer-term interest rates rising, most investment-grade sectors declined. But below investment-grade debt managed to produce gains, as risk appetite was strong, default rates remained low, and investors sought higher yields.

The trust’s strategic underweight of U.S. Treasuries and out-of-benchmark allocations to high yield bonds and bank loans boosted results, as investors preferred bonds with lower sensitivity to rising interest rates. An overweight allocation to investment-grade corporates also helped. High-quality corporate bonds produced negative total returns but outperformed the broader investment-grade bond index.

Positioning within investment-grade corporates benefited performance. Within our mortgage back securities (MBS) holdings, positions in securities that are not backed by government agencies benefited from investor demand for additional yield. We were also overweight to agency MBS that were less impacted by expectations that the Fed would begin reducing its bond purchases.

Our decision to maintain a slightly short duration posture to reduce the trust’s interest rate sensitivity helped performance. But this was more than offset by positioning along the yield curve, which detracted from relative returns. As a consequence of security selection, the portfolio had greater exposure to longer-term maturities than to shorter-term maturities. This hurt performance as longer-term treasury yields rose more than short-term yields.

Exposures to foreign currencies also detracted. We were positioned to benefit from a decline in the Japanese yen versus the dollar. This paid off as the Bank of Japan maintained easy monetary policy, while the Fed announced plans to begin drawing back on stimulus. However, our preference for the Norwegian krone over the euro detracted from performance. The shared European currency grew stronger despite weak economic growth within the eurozone. Long positions in several emerging markets currencies, including the Brazilian real, Indian rupee, and Turkish lira, also hurt performance. Investors who had borrowed in dollars to invest in these markets retreated when growth began to slow and U.S. interest rates began to rise.

As of 12/31/2013, the trust held interest rate futures and currency forwards which generated a net derivative exposure equivalent to approximately 16.7% of net assets. Interest rate futures were held during the entire period and decreased duration. Currency forwards were also held during the entire period to manage currency exposure.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
New Income Trust Series NAV (began 10/24/05)	–2.12%	6.76%	—	4.74%	38.67%	—	46.10%
Barclays U.S. Aggregate Bond Index[2,3]	–2.03%	4.44%	—	4.84%	24.27%	—	47.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

14

Real Return Bond Trust

Subadvisor: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and foreign governments, their agencies, or instrumentalities and corporations, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government	53.1
Financials	4.0
Collateralized Mortgage Obligations	3.2
Foreign Government Obligations	2.3
Asset Backed Securities	1.5
U.S. Government Agency	1.3
Industrials	0.1
Short-Term Investments	34.5

*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Real Return Bond Trust Series I shares declined 9.28% and the Barclays U.S. TIPS Index declined 8.60%.

Environment  >  The beginning of 2013 saw U.S. equity indices reach new highs and treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors largely focused on positive news out of the housing and labor markets.

During the second quarter, conditions in credit markets deteriorated as investors reacted to signals by the Federal Reserve (Fed) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity and sending yields higher.

While the Fed’s later choice to delay tapering left investors in a state of disbelief, headline indicators of economic growth in the third quarter were unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program, reducing its quantitative easing program from $85 billion to $75 billion a month beginning in January. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

The trust’s duration positioning contributed to performance over the year, particularly its underweight to longer maturities, which rose. An underweight to treasury inflation-protected securities as well as the sale of French inflation swaps, also added to returns, as breakeven inflation levels narrowed in these regions. The portfolio also held inflation-linked bonds in the U.K., which was positive for performance, as breakeven inflation levels widened. An allocation to non-Agency mortgages contributed to returns as they benefitted from limited supply and an ongoing housing recovery. Within the corporate sector, exposure to investment-grade credit added to returns as spreads tightened. Lastly, exposure to select emerging market (EM) currencies, such as the Brazilian real, detracted from returns as it depreciated versus the U.S. dollar.

Derivatives used in the trust were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The trust’s exposure to global developed interest rates, which was positive for returns, was partly facilitated through the use of interest rate swaps, futures, and options. The exposure to EM local debt in Brazil, which was a detractor from relative performance, involved the implementation of zero-coupon interest rate swaps. Additionally, exposure to French inflation, which added to returns, was implemented via the use of pay-fixed inflation swaps.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Real Return Bond Trust Series I	–9.28%	7.54%	4.67%	43.84%	57.77%
Real Return Bond Trust Series II	–9.42%	7.35%	4.44%	42.54%	54.46%
Real Return Bond Trust Series NAV[2]	–9.25%	7.58%	4.69%	44.11%	58.17%
Barclays U.S. TIPS Index[3,4]	–8.60%	5.60%	4.85%	31.50%	60.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. TIPS Index is an unmanaged index of fixed-rate U.S. Treasury Inflation Protected Securities with at least one year to maturity.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

15

Short Term Government Income Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income consistent with preservation of capital by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	67.9
U.S. Government	22.4
Collateralized Mortgage Obligations	5.7
Financials	0.1
Short-Term Investments & Other	3.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Short Term Government Income Trust Series NAV shares declined 0.74% and the Barclays U.S. Government 1–5 Year Index declined 0.12%.

Environment  >  Short-term U.S. government securities posted negative returns in 2013 as short-term bond yields rose during the year. The U.S. economy improved gradually over the course of the year, led by solid employment growth, robust vehicle sales, and a continued recovery in the housing market. Despite the slow but steady economic improvement, inflation remained well below its long-term average. The economic improvement led the Federal Reserve (Fed) to announce in May that it planned to pare back its quantitative easing activity before the end of the year. However, the Fed held off until December, when it agreed to scale back its purchases of U.S. Treasury and mortgage-backed securities by a combined $10 billion starting in early 2014. In this environment, short-term bond yields rose, leading to lower short-term bond prices. Mortgage-backed securities posted the largest declines as mortgage rates increased, while short-term Treasury securities held up the best.

The trust underperformed its benchmark index for the year. Just over half of the portfolio was invested in short-term government agency securities, with an emphasis on callable agency securities, which typically have higher yields than non-callable agency securities. As short-term bond yields rose, these securities began to trade to their maturity dates rather than their call dates, and this contributed to greater price declines on callable agency notes. We took advantage of the decline in callable agency notes to increase the fund’s holdings, which allowed the fund to pick up some incremental yield. The trust’s position in mortgage-backed securities also detracted from relative results as higher mortgage rates and the Fed’s tapering announcement weighed on this segment of the short-term bond market. On the positive side, the trust’s duration was shorter than that of the benchmark for much of the year, and this positioning helped limit the negative impact of higher short-term bond yields on portfolio performance. The trust also benefited from a small position in short-term treasury inflation-protected securities (TIPS), which were added to the portfolio in mid-2013. Short-term TIPS delivered positive returns over the latter half of the year, providing a lift to portfolio performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Short Term Government Income Trust Series I2	–0.86%	1.65%	—	1.65%	8.53%	—	8.53%
Short Term Government Income Trust Series II2	–1.06%	1.50%	—	1.50%	7.75%	—	7.75%
Short Term Government Income Trust Series NAV (began 1/2/09)	–0.74%	1.69%	—	1.69%	8.75%	—	8.75%
Barclays U.S. Government 1-5 Year Index[3,4]	–0.12%	1.71%	—	1.71%	8.86%	—	8.86%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 30, 2010. For periods prior to April 30, 2010 the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 30, 2010 reflected Series I and/or Series II expenses, performance would be lower.

3	Barclays U.S. Government 1–5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

16

Strategic Income Opportunities Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Daniel S. Janis, III, Thomas C. Goggins

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	24.7
Foreign Government Obligations	22.9
Consumer Discretionary	12.5
Collateralized Mortgage Obligations	5.3
Industrials	5.0
Energy	4.8
Health Care	4.7
Materials	4.2
Telecommunication Services	3.9
Consumer Staples	3.2
Utilities	3.2
Information Technology	1.9
Asset Backed Securities	0.9
Purchased Options	0.2
Short-Term Investments & Other	2.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Strategic Income Opportunities Trust Series I shares returned 3.74% and the Barclays U.S. Aggregate Bond Index declined 2.03%.

Environment  >  There was bond market volatility in the first half of the period as a result of Ben Bernanke’s comments that the U.S. Federal Reserve Board (Fed) could begin tapering its quantitative easing measures in the near term. U.S. Treasury yields rose sharply, as did the U.S. dollar. The Fed’s comments also had a negative impact on emerging markets. At the end of the period, the Fed announced that it would begin tapering the program in January. This decision, together with the temporary U.S. government shutdown, contributed to further market volatility over the final months of the year. During the year, European economies continued to show signs of improvement and bonds from peripheral European nations rallied, while the European Central Bank continued its dovish tone. Emerging markets finished the period with an uneven recovery that offset some of the decline earlier in the year.

The trust’s holdings in U.S. high-yield corporate bonds contributed to performance. They posted gains as risk premiums declined in response to the improving outlook for the U.S. economy. The trust’s shorter-than-benchmark duration also contributed to performance, as yield curves steepened in response to the expectation for liquidity reductions by the Fed. Duration was managed in part by the use of short positioning in treasury futures contracts, which enabled the trust to gain as treasuries weakened. The trust’s Irish government bond holdings also contributed to performance as a result of that country’s improving fiscal outlook.

Emerging markets bond holdings, particularly in Brazil and Indonesia, detracted from performance over the period. Both countries’ currencies and bond markets declined in the second half of the year as a result of concerns around their current account deficits.

We believe that U.S. high-yield corporate bonds could continue to offer attractive returns in the coming year. Additionally, we believe that treasury yields will likely rise and that the yield curve will likely steepen. As such, we intend to maintain a lower duration bias over the year.

Outside the U.S., we believe there may be a number of attractive investment opportunities in emerging markets, particularly those in Asia, as those economies outperform global averages. We also believe that currencies should continue to contribute to the trust’s total returns, and favoring those from emerging markets within Asia over those from weaker developed markets such as Japan.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Strategic Income Opportunities Trust Series I (began 5/3/04)	3.74%	11.88%	—	7.24%	75.36%	—	96.52%
Strategic Income Opportunities Trust Series II (began 5/3/04)	3.53%	11.65%	—	7.02%	73.49%	—	92.66%
Strategic Income Opportunities Trust Series NAV[2]	3.72%	11.93%	—	7.28%	75.71%	—	97.13%
Barclays U.S. Aggregate Bond Index[3,4]	–2.03%	4.44%	—	4.71%	24.27%	—	56.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

17

Total Bond Market Trust B

Subadvisor: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, Joshua Kuhnert

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of the Barclays U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government	34.9
U.S. Government Agency	33.3
Financials	8.1
Foreign Government Obligations	3.2
Energy	2.9
Collateralized Mortgage Obligations	2.4
Consumer Discretionary	2.1
Consumer Staples	1.9
Utilities	1.8
Health Care	1.7
Industrials	1.7
Telecommunication Services	1.3
Information Technology	1.2
Materials	1.1
Municipal Bonds	0.9
Asset Backed Securities	0.1
Short-Term Investments & Other	1.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Total Bond Market Trust B Series NAV shares declined 2.44% and the Barclays U.S. Aggregate Bond Index declined 2.03%.

Environment  >  U.S. Financial markets had mixed performance in 2013. Stocks had returns over 30%, with the S&P 500 having its best year since 1997. Interest rate sensitive securities, including treasuries, agencies, investment grade corporates and mortgage backed securities (MBS), all posted negative returns. High yield corporates were the one bright spot in fixed income with returns over 7%. The U.S. economy picked up steam finishing the year with greater-than-expected economic growth, healthy payroll growth and unemployment considerably lower than it had been. The housing market recovery continued, even in the rising mortgage rate environment. The debt ceiling debate and partial government shutdown turned out to be a non-event for markets. Much more focus was on the Fed and the timing and details of scaling back its quantitative easing efforts. The markets responded positively to an eventual reveal of a very gradual tapering plan to begin in January 2014. Hikes to the Fed Funds rate are still not expected until 2015. Europe was less in focus as sovereign debt crises were averted and eurozone fiscal policy aimed to promote growth. Emerging markets were the trouble spot for the year as ripple effects of slowing Chinese growth and commodity demand played out.

U.S. interest rates were volatile. Rates went sideways to lower to start the year before starting a move markedly higher in early May. Rate volatility was a challenge for mortgage backed securities as well, given the specter of Fed purchases coming to an end. The Barclays U.S. Aggregate Bond Index as a whole was down 2% for the year. No major components of the index had positive returns, though performance was slightly better for spread product and shorter duration securities. Within corporates, returns for financial companies were again markedly better than those of industrials and utilities. Though returns even for financials were lackluster, corporate spreads finished at the tightest level in six years. Overall, though, investment grade corporates were viewed as having too much interest rate risk and many investors demonstrated a preference for high yield. Commercial MBS returns were slightly positive and gains were even better for more credit risky bonds and interest-only securities. The continued housing recovery led to strong returns for non-agency residential MBS and subprime bonds.

The trust’s underperformance was generally due to security selection and curve positioning.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust B Series I2	–2.49%	4.32%	4.50%	23.56%	55.25%
Total Bond Market Trust B Series II2	–2.77%	4.26%	4.47%	23.22%	54.83%
Total Bond Market Trust B Series NAV[3]	–2.44%	4.34%	4.51%	23.67%	55.39%
Barclays U.S. Aggregate Bond Index[4,5]	–2.03%	4.44%	4.55%	24.27%	55.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1998.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

18

Total Return Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES  >  To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
U.S. Government Agency	37.9
U.S. Government	32.1
Financials	7.2
Foreign Government Obligations	4.9
Collateralized Mortgage Obligations	4.0
Municipal Bonds	3.4
Asset Backed Securities	1.5
Consumer Discretionary	1.0
Energy	0.9
Materials	0.4
Telecommunication Services	0.2
Industrials	0.2
Health Care	0.2
Short-Term Investments	6.1

*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2013, the Total Return Trust Series I shares declined 2.03% and the Barclays U.S. Aggregate Bond Index also declined 2.03%.

Environment  >  The beginning of 2013 saw U.S. equity indices reach new highs and treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors largely focused on positive news out of the housing and labor markets.

During the second quarter, conditions in credit markets deteriorated as investors reacted to signals by the Federal Reserve (Fed) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity and sending yields higher.

While the Fed’s later choice to delay tapering left investors in a state of disbelief, headline indicators of economic growth in the third quarter were unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program, reducing its quantitative easing program from $85 billion to $75 billion a month beginning in January. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

The trust’s duration positioning contributed to performance over the year, particularly its underweight to longer maturities, which rose. Holdings of treasury inflation-protected securities detracted from returns, however, as breakeven inflation levels narrowed. A continued allocation to non-agency mortgages contributed to returns as they benefitted from limited supply and an ongoing housing recovery. Within corporates, a general underweight to the investment-grade corporate sector detracted from returns as spreads tightened, though this was partially offset by the trust’s tactical high yield exposure, which added to returns. Holdings of Build America Bonds also contributed to performance, as they were aided by increased investor appetite for attractive yields. Lastly, positions that benefit from the depreciation of the Japanese yen added to returns, as it depreciated versus the U.S. dollar.

Derivatives used in the trust were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The trust’s exposure to global developed interest rates, which was positive for returns, was partly facilitated through the use of interest rate swaps, futures, and options. The exposure to emerging market local debt in Brazil, which was a detractor from relative performance, involved the implementation of zero-coupon interest rate swaps.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Total Return Trust Series I	–2.03%	6.19%	5.31%	35.05%	67.76%
Total Return Trust Series II	–2.23%	5.98%	5.10%	33.68%	64.44%
Total Return Trust Series NAV[2]	–1.99%	6.25%	5.36%	35.44%	68.55%
Barclays U.S. Aggregate Bond Index[3,4]	–2.03%	4.44%	4.55%	24.27%	55.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown links the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

19

Ultra Short Term Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	17.0
Asset Backed Securities	16.9
U.S. Government Agency	9.4
Consumer Discretionary	6.0
Utilities	4.9
Health Care	4.2
Collateralized Mortgage Obligations	3.8
Industrials	3.4
Telecommunication Services	3.3
Information Technology	2.3
Materials	1.9
Energy	1.4
Short-Term Investments & Other	25.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Ultra Short Term Bond Trust Series I shares declined 0.07% and the BofA Merrill Lynch 6-Month Treasury Bill Index returned 0.18%.

Environment  >  Short-term U.S. government securities posted modestly positive returns in 2013 despite higher short-term bond yields during the year. The U.S. economy improved gradually over the course of the year, led by solid employment growth, robust vehicle sales, and a continued recovery in the housing market. Despite the slow but steady economic improvement, inflation remained well below its long-term average. The economic improvement led the Federal Reserve (Fed) to announce in May that it planned to pare back its quantitative easing activity before the end of the year. However, the Fed held off until December, when it agreed to scale back its purchases of U.S. treasury and mortgage-backed securities by a combined $10 billion starting in early 2014. From a sector perspective, short-term corporate bonds delivered the best returns, benefiting from improving economic conditions and continued investor demand for yield. In contrast, residential mortgage-backed securities and short-term U.S. treasury bonds — both of which were affected by the Fed’s tapering plans — declined for the quarter.

The trust’s performance relative to the index in 2013 was driven primarily by an emphasis on higher-yielding segments of the short-term bond market, including short-term corporate bonds and asset-backed securities. We increased the trust’s holdings of corporate bonds from 35% to 44.4% of the portfolio over the course of the year. Most of the asset-backed holdings, which comprised 16.9% of the portfolio, were backed by consumer debt such as auto loans or credit card debt, and all were rated AAA, with a mix of fixed-rate and floating-rate debt. On the downside, the trust’s callable government agency securities detracted from relative performance as rising bond yields caused many of these securities to trade to their maturity dates rather than their call dates, resulting in greater price declines. As many of these securities matured or were called away during the last six months, we redeployed the proceeds into short-term treasury bills, which comprised more than 15% of the portfolio by the end of the year. The remainder of the portfolio was allocated to floating-rate mortgage debt, including adjustable-rate mortgage-backed securities that are within one year of a rate reset and collateralized mortgage obligations whose rates reset monthly.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	–0.07%	—	—	0.13%	—	—	0.43%
Ultra Short Term Bond Trust Series II (began 7/29/10)	–0.27%	—	—	–0.06%	—	—	–0.22%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	–0.02%	—	—	0.17%	—	—	0.59%
BofA Merrill Lynch 6-Month Treasury Bill Index[2,3]	0.18%	—	—	0.23%	—	—	0.78%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	BofA Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

20

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013 – 12/31/2013	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$1,018.50	$3.46	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Series II — Actual	1,000.00	1,017.40	4.47	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series NAV — Actual	1,000.00	1,018.00	3.20	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Bond Trust
Series I — Actual	$1,000.00	$1,008.00	$3.24	0.64%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%
Series II — Actual	1,000.00	1,006.70	4.25	0.84%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Series NAV — Actual	1,000.00	1,007.70	2.99	0.59%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%
Bond PS Series
Series II — Actual	$1,000.00	$1,006.40	$4.45	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series NAV — Actual	1,000.00	1,007.40	3.19	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Core Bond Trust
Series I — Actual	$1,000.00	$1,007.30	$3.34	0.66%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%
Series II — Actual	1,000.00	1,006.00	4.35	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series NAV — Actual	1,000.00	1,007.80	3.09	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%

21

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013 – 12/31/2013	Annualized Expense Ratio
Global Bond Trust
Series I — Actual	$1,000.00	$1,017.80	$4.32	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series II — Actual	1,000.00	1,016.60	5.34	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series NAV — Actual	1,000.00	1,016.70	4.07	0.80%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
High Yield Trust
Series I — Actual	$1,000.00	$1,055.40	$3.94	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	1,054.80	4.97	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	1,058.30	3.68	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Income Trust
Series NAV — Actual	$1,000.00	$1,097.90	$4.49	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$1,013.60	$3.45	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Series II — Actual	1,000.00	1,012.40	4.46	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series NAV — Actual	1,000.00	1,013.30	3.20	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Money Market Trust
Series I — Actual	$1,000.00	$1,000.10	$0.96	0.19%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.97	0.19%
Series II — Actual	1,000.00	1,000.10	0.96	0.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.97	0.19%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,000.10	$1.01	0.20%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%
New Income Trust
Series NAV — Actual	$1,000.00	$1,005.80	$3.19	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Real Return Bond Trust
Series I — Actual	$1,000.00	$987.80	$4.96	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series II — Actual	1,000.00	987.30	5.96	1.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Series NAV — Actual	1,000.00	987.70	4.71	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Short Term Government Income Trust
Series I — Actual	$1,000.00	$1,002.30	$3.28	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series II — Actual	1,000.00	1,001.80	4.29	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series NAV — Actual	1,000.00	1,002.80	3.03	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%
Strategic Income Opportunities Trust
Series I — Actual	$1,000.00	$1,023.70	$3.93	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series II — Actual	1,000.00	1,022.40	4.94	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series NAV — Actual	1,000.00	1,023.50	3.67	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%

22

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013 – 12/31/2013	Annualized Expense Ratio
Total Bond Market Trust B
Series I — Actual	$1,000.00	$1,001.30	$1.51	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series II — Actual	1,000.00	1,000.20	2.52	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series NAV — Actual	1,000.00	1,001.80	1.26	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Total Return Trust
Series I — Actual	$1,000.00	$1,009.20	$3.85	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	1,008.60	4.86	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	1,009.80	3.60	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Ultra Short Term Bond Trust
Series I — Actual	$1,000.00	$1,002.60	$3.33	0.66%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%
Series II — Actual	1,000.00	1,001.50	4.34	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series NAV — Actual	1,000.00	1,002.30	3.08	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

23

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 21.9%
U.S. Treasury Bond - 2.5%
3.625%, 08/15/2043	$23,050,000	$21,677,810	2.5%
U.S. Treasury Notes - 2.3%
2.750%, 11/15/2023	12,768,000	12,468,744	1.5%
1.000%, 06/30/2019	3,945,000	3,748,058	0.4%
1.250%, 11/30/2018	3,195,000	3,124,860	0.4%
		19,341,662
Federal Home Loan Mortgage Corp. - 1.6%
3.000%, 03/01/2043	2,345,946	2,227,366	0.2%
4.500%, 09/01/2023
to 10/01/2041	7,828,597	8,291,564	1.0%
5.000%, 03/01/2041
to 04/01/2041	2,866,078	3,096,840	0.4%
		13,615,770
Federal National Mortgage Association - 14.3%
3.000%, TBA (C)	10,500,000	9,968,694	1.1%
3.000%, 07/01/2027
to 05/01/2043	5,322,404	5,111,510	0.6%
3.500%, TBA (C)	5,000,000	4,965,626	0.6%
3.500%, 02/01/2026
to 06/01/2042	9,887,078	9,991,084	1.2%
4.000%, TBA (C)	3,250,000	3,346,221	0.4%
4.000%, 12/01/2024
to 05/01/2042	16,151,765	16,833,604	2.0%
4.500%, 05/01/2041
to 06/01/2041	18,664,562	19,796,514	2.3%
5.000%, 05/01/2018
to 04/01/2041	20,937,480	22,745,467	2.7%
5.500%, 02/01/2018
to 11/01/2039	13,032,920	14,327,559	1.7%
6.000%, 05/01/2035
to 02/01/2036	7,365,407	8,150,282	1.0%
6.500%, 02/01/2036
to 06/01/2039	4,405,501	4,884,233	0.6%
OTHER SECURITIES		2,487,978	0.1%
		122,608,772
Government National Mortgage Association - 1.2%
4.000%, 02/15/2041	6,921,249	7,197,538	0.8%
OTHER SECURITIES		2,957,438	0.4%
		10,154,976
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $184,966,780)		$187,398,990

FOREIGN GOVERNMENT
OBLIGATIONS - 0.9%
Argentina - 0.4%		3,366,548	0.4%
Germany - 0.2%		1,480,390	0.2%
Japan - 0.1%		658,475	0.1%
Mexico - 0.1%		1,010,417	0.1%

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Panama - 0.1%		$638,755	0.1%
Peru - 0.0%		121,434	0.0%
United Kingdom - 0.0%		419,760	0.0%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $7,071,487)		$7,695,779

CORPORATE BONDS - 44.3%
Consumer Discretionary - 4.4%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	$3,224,000	3,650,426	0.4%
OTHER SECURITIES		33,980,208	4.0%
		37,630,634
Consumer Staples - 2.1%		17,887,134	2.1%
Energy - 6.0%
Astoria Depositor Corp.
8.144%, 05/01/2021 (S)	2,245,000	2,200,100	0.3%
OTHER SECURITIES		49,287,808	5.7%
		51,487,908
Financials - 16.9%
Bank of America Corp.
5.000%, 05/13/2021	2,035,000	2,220,966	0.3%
Morgan Stanley
7.300%, 05/13/2019	1,995,000	2,421,469	0.3%
White Mountains Re Group, Ltd.
(7.506% to 06/30/2017, then
3 month LIBOR + 3.200%)
06/30/2017 (Q)(S)	2,130,000	2,194,718	0.3%
OTHER SECURITIES		137,851,974	16.0%
		144,689,127
Health Care - 1.3%		10,906,684	1.3%
Industrials - 4.4%
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	3,275,000	2,914,750	0.3%
OTHER SECURITIES		34,653,871	4.1%
		37,568,621
Information Technology - 0.6%		4,943,055	0.6%
Materials - 3.0%		26,171,104	3.0%
Telecommunication Services - 3.2%
GTP Acquisition Partners I LLC
4.704%, 05/15/2018 (S)	2,215,000	2,166,562	0.3%
Verizon Communications, Inc.
5.150%, 09/15/2023	2,000,000	2,144,002	0.3%
OTHER SECURITIES		22,925,894	2.6%
		27,236,458
Utilities - 2.4%		20,180,821	2.4%
TOTAL CORPORATE BONDS (Cost $367,381,470)		$378,701,546

CAPITAL PREFERRED SECURITIES - 1.1%
Financials - 1.1%		9,518,110	1.1%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $9,322,847)		$9,518,110

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CONVERTIBLE BONDS - 0.0%
Consumer Discretionary - 0.0%		$233,100	0.0%
TOTAL CONVERTIBLE BONDS (Cost $129,600)		$233,100

MUNICIPAL BONDS - 0.3%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	$1,885,000	2,511,668	0.3%
TOTAL MUNICIPAL BONDS (Cost $2,068,957)		$2,511,668

TERM LOANS (M) - 0.4%
Consumer Discretionary - 0.0%		324,426	0.0%
Financials - 0.1%		482,997	0.1%
Industrials - 0.2%		1,443,645	0.2%
Energy - 0.0%		365,913	0.0%
Materials - 0.0%		298,317	0.0%
Utilities - 0.0%		282,954	0.0%
Consumer Staples - 0.1%		564,158	0.1%
TOTAL TERM LOANS (Cost $3,724,750)		$3,762,410

COLLATERALIZED MORTGAGE
OBLIGATIONS - 22.1%
Commercial & Residential - 16.3%
Americold 2010 LLC Trust,
7.443%, 01/14/2029 (S)	2,525,000	2,801,174	0.3%
Banc of America Commercial
Mortgage Trust, Inc.,
4.953%, 07/10/2043 (P)	2,524,154	2,626,463	0.3%
Countrywide Home Loan Mortgage
Pass Through Trust,
2.544%, 07/20/2034 (P)	2,442,220	2,440,019	0.3%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.440%, 05/15/2045	2,292,000	2,514,310	0.3%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.464%, 01/15/2049 (P)	3,105,000	3,207,319	0.4%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.999%, 02/15/2051 (P)	2,250,000	2,493,509	0.3%
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
5.419%, 08/12/2048	2,260,000	2,372,907	0.3%
Morgan Stanley Capital I Trust,
3.773%, 03/15/2045	2,371,500	2,350,270	0.3%
Motel 6 Trust,
3.781%, 10/05/2025 (S)	3,350,000	3,316,899	0.4%
Timberstar Trust,
5.668%, 10/15/2036 (S)	2,300,000	2,509,657	0.3%
Wachovia Bank Commercial
Mortgage Trust,
5.153%, 10/15/2041 (P)(S)	2,500,000	2,514,828	0.3%
WaMu Mortgage Pass Through
Certificates,
0.585%, 07/25/2045 (P)	2,511,465	2,339,874	0.3%
WF-RBS Commercial
Mortgage Trust,
2.255%, 11/15/2045 (S)	16,989,672	2,086,774	0.2%
OTHER SECURITIES		105,562,558	12.3%
		139,136,561
Federal Home Loan Mortgage Corp. - 2.2%
3.000%, 02/15/2040	3,885,148	4,013,210	0.5%

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
OTHER SECURITIES		$15,038,461	1.7%
		19,051,671
Federal National Mortgage Association - 2.9%
2.000%, 03/25/2041	$8,520,003	8,456,359	1.0%
2.000%, 09/25/2041	2,204,525	2,086,098	0.2%
3.500%, 03/25/2041	2,132,717	2,188,027	0.3%
4.000%, 01/25/2041	2,059,987	2,150,101	0.3%
4.000%, 01/25/2041	3,491,561	3,645,472	0.4%
OTHER SECURITIES		6,636,268	0.7%
		25,162,325
Government National Mortgage Association - 0.7%		5,537,504	0.7%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $190,931,888)		$188,888,061

ASSET BACKED SECURITIES - 4.8%
Dominos Pizza Master Issuer LLC,
5.216%, 01/25/2042 (S)	3,841,444	4,069,184	0.5%
OTHER SECURITIES		37,247,481	4.3%
TOTAL ASSET BACKED
SECURITIES (Cost $41,893,364)		$41,316,665

COMMON STOCKS - 0.0%
Financials - 0.0%		1,331	0.0%
TOTAL COMMON STOCKS (Cost $44,687)		$1,331

PREFERRED SECURITIES - 0.5%
Consumer Staples - 0.1%		571,029	0.1%
Financials - 0.3%		3,184,145	0.3%
Industrials - 0.1%		486,835	0.1%
Materials - 0.0%		140,010	0.0%
TOTAL PREFERRED SECURITIES (Cost $4,402,142)		$4,382,019

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	87,349	874,123	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $874,135)		$874,123

SHORT-TERM INVESTMENTS - 3.1%
Money Market Funds - 2.5%
State Street Institutional
U.S. Government Money Market
Fund, 0.0000% (Y)	21,331,063	21,331,063	2.5%

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 0.6%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2013 at
0.010% to be repurchased at
$5,495,003 on 01/02/2014,
collateralized by $5,737,000
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at $5,604,921,
including interest)	$5,495,000	$5,495,000	0.6%
TOTAL SHORT-TERM
INVESTMENTS (Cost $26,826,063)		$26,826,063
Total Investments (Active Bond Trust)
(Cost $839,638,170) - 99.5%		$852,109,865	99.5%
Other Assets And Liabilities, Net - 0.5%		3,907,320	0.5%
TOTAL NET ASSETS - 100.0%		$856,017,185	100.0%

Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 53.1%
U.S. Treasury Bond - 1.1%
3.625%, 08/15/2043	$100,535,000	$94,550,051	1.1%
U.S. Treasury Notes - 24.5%
2.750%, 11/15/2023	482,847,000	471,530,032	5.7%
0.250%, 09/30/2015	62,770,000	62,711,122	0.8%
0.625%, 11/15/2016
to 08/31/2017	370,210,000	367,847,704	4.5%
1.000%, 06/30/2019	421,960,000	400,894,913	4.9%
1.250%, 10/31/2018
to 11/30/2018	280,200,000	274,373,660	3.3%
1.375%, 07/31/2018
to 09/30/2018	160,585,000	158,923,510	1.9%
1.500%, 08/31/2018	69,175,000	68,785,891	0.8%
1.875%, 06/30/2020	216,995,000	211,502,423	2.6%
		2,016,569,255
Treasury Inflation Protected Securities - 1.8%
2.000%, 01/15/2016	142,391,590	151,758,251	1.8%
Federal Farm Credit Bank - 0.3%		22,080,144	0.3%
Federal National Mortgage Association - 20.3%
1.500%, 05/25/2018	36,125,000	35,746,844	0.4%
2.478%, 10/01/2035 (P)	58,228,017	61,718,612	0.7%
3.000%, 09/01/2027
to 04/01/2043	215,517,571	203,483,713	2.5%
3.500%, 02/01/2026
to 04/01/2043	314,977,152	316,020,523	3.8%
4.000%, 12/01/2024
to 04/01/2042	181,230,651	188,430,186	2.3%
4.500%, 01/01/2027
to 02/01/2042	323,792,137	343,614,590	4.2%
5.000%, 02/01/2033
to 12/01/2041	302,807,646	329,378,313	4.0%
5.500%, 02/01/2036
to 05/01/2040	53,686,868	59,059,271	0.7%
6.500%, 07/01/2036
to 10/01/2039	72,410,354	80,153,426	1.0%

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
OTHER SECURITIES		$56,006,194	0.7%
		1,673,611,672
Federal Home Loan Mortgage Corp. - 4.7%
1.250%, 03/13/2018	$66,785,000	65,433,004	0.8%
1.750%, 05/30/2019	39,220,000	38,506,039	0.5%
2.381%, 04/01/2042 (P)	30,542,813	31,041,660	0.4%
3.000%, 03/01/2043	27,694,661	26,294,773	0.3%
4.000%, 09/01/2041
to 11/01/2041	43,540,757	44,748,207	0.5%
4.500%, 09/01/2041
to 10/01/2041	64,827,715	68,635,358	0.8%
5.000%, 09/01/2040
to 04/01/2041	45,986,851	49,604,724	0.6%
6.500%, 05/01/2037
to 09/01/2039	23,261,024	25,751,750	0.3%
OTHER SECURITIES		36,805,395	0.5%
		386,820,910
Government National Mortgage Association - 0.4%
4.000%, 10/15/2039
to 11/15/2041	26,428,537	27,482,173	0.3%
OTHER SECURITIES		6,580,045	0.1%
		34,062,218
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $4,447,650,451)		$4,379,452,501

FOREIGN GOVERNMENT
OBLIGATIONS - 0.1%
South Korea - 0.1%		8,883,145	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,333,967)		$8,883,145

CORPORATE BONDS - 33.9%
Consumer Discretionary - 3.0%
DIRECTV Holdings LLC
5.875%, 10/01/2019	26,252,000	29,720,887	0.4%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	56,466,000	63,934,532	0.8%
OTHER SECURITIES		148,279,166	1.8%
		241,934,585
Consumer Staples - 1.1%
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	25,833,000	31,718,920	0.4%
Safeway, Inc.
5.000%, 08/15/2019	23,395,000	24,865,586	0.3%
OTHER SECURITIES		35,261,457	0.4%
		91,845,963
Energy - 4.0%
Enterprise Products Operating LLC
6.500%, 01/31/2019	31,220,000	36,604,045	0.4%
Hess Corp.
8.125%, 02/15/2019	22,771,000	28,270,060	0.3%
OTHER SECURITIES		267,657,808	3.3%
		332,531,913
Financials - 15.7%
JPMorgan Chase & Company
4.625%, 05/10/2021	24,265,000	26,124,112	0.3%
Morgan Stanley
5.750%, 01/25/2021	28,110,000	31,761,489	0.4%

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley
7.300%, 05/13/2019	$24,145,000	$29,306,453	0.4%
Rabobank Nederland NV
3.875%, 02/08/2022	25,895,000	25,999,305	0.3%
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	32,530,000	35,569,278	0.4%
OTHER SECURITIES		1,142,168,750	13.9%
		1,290,929,387
Health Care - 0.7%		59,158,772	0.7%
Industrials - 3.4%		282,309,296	3.4%
Information Technology - 0.5%		42,153,385	0.5%
Materials - 2.1%		172,637,307	2.1%
Telecommunication Services - 2.0%
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	28,660,000	30,032,900	0.4%
OTHER SECURITIES		132,463,895	1.6%
		162,496,795
Utilities - 1.4%		116,326,131	1.4%
TOTAL CORPORATE BONDS (Cost $2,745,408,190)		$2,792,323,534

CAPITAL PREFERRED SECURITIES - 0.8%
Financials - 0.8%
ZFS Finance USA Trust II (6.450%
to 06/15/2016, then 3 month
LIBOR + 2.000%)
12/15/2065 (S)	26,170,000	27,936,475	0.3%
OTHER SECURITIES		40,359,674	0.5%
		68,296,149
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $67,877,583)		$68,296,149

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.2%
Commercial & Residential - 0.0%		9,686	0.0%
Federal Home Loan Mortgage Corp. - 5.0%
3.000%, 06/15/2040	25,932,016	26,564,264	0.3%
3.000%, 03/15/2041	31,746,701	32,584,718	0.4%
3.000%, 03/15/2042	33,928,354	34,128,430	0.4%
3.250%, 10/15/2036	45,459,642	47,572,015	0.6%
3.500%, 06/15/2040	35,455,644	36,521,405	0.4%
3.500%, 07/15/2041	40,364,123	41,671,921	0.5%
OTHER SECURITIES		191,487,846	2.4%
		410,530,599
Federal National Mortgage Association - 2.7%
3.500%, 03/25/2042	32,250,884	33,148,394	0.4%
3.500%, 10/25/2042	26,431,364	26,839,913	0.3%
OTHER SECURITIES		161,682,762	2.0%
		221,671,069
Government National Mortgage Association - 0.5%		42,546,333	0.5%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $695,552,790)		$674,757,687

PREFERRED SECURITIES - 0.1%
Financials - 0.1%		9,882,850	0.1%
TOTAL PREFERRED SECURITIES (Cost $9,785,000)		$9,882,850

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	366,116	3,663,828	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,663,956)		$3,663,828

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreement - 1.5%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2013 at
0.010% to be repurchased at
$125,660,070 on 01/02/2014,
collateralized by $130,595,400
U.S. Treasury Notes, 0.500% due
07/31/2017 (valued at
$128,173,352, including interest)	$125,660,000	$125,660,000	1.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $125,660,000)		$125,660,000
Total Investments (Bond Trust)
(Cost $8,103,931,937) - 97.8%		$8,062,919,694	97.8%
Other Assets And Liabilities, Net - 2.2%		180,752,080	2.2%
TOTAL NET ASSETS - 100.0%		$8,243,671,774	100.0%

Bond PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 57.5%
U.S. Treasury Bond - 1.1%
3.625%, 08/15/2043	$3,535,000	$3,324,551	1.1%
U.S. Treasury Notes - 31.4%
2.750%, 11/15/2023	8,286,000	8,091,793	2.8%
0.250%, 09/30/2015	2,270,000	2,267,871	0.8%
0.625%, 11/15/2016
to 09/30/2017	19,830,000	19,703,969	6.7%
0.875%, 01/31/2018	7,500,000	7,354,103	2.5%
1.000%, 06/30/2019	20,040,000	19,039,563	6.5%
1.250%, 10/31/2018
to 11/30/2018	11,815,000	11,565,965	4.0%
1.375%, 07/31/2018
to 09/30/2018	9,215,000	9,124,044	3.1%
1.500%, 08/31/2018	1,825,000	1,814,734	0.6%
1.875%, 06/30/2020	13,300,000	12,963,350	4.4%
		91,925,392
Federal Home Loan Mortgage Corp. - 4.5%
1.250%, 03/13/2018	2,115,000	2,072,184	0.7%
1.750%, 05/30/2019	1,175,000	1,153,610	0.4%
3.000%, 03/01/2043	857,175	813,847	0.3%
3.500%, 02/01/2026
to 05/01/2042	2,397,408	2,397,587	0.8%
4.000%, 11/01/2041	3,209,381	3,298,382	1.1%
4.500%, 10/01/2040
to 03/01/2041	893,841	946,062	0.3%
6.500%, 12/01/2036
to 09/01/2039	884,667	979,594	0.3%
OTHER SECURITIES		1,539,094	0.6%
		13,200,360

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association - 18.4%
1.500%, 05/25/2018	$1,140,000	$1,128,066	0.4%
1.907%, 08/01/2042 (P)	1,590,148	1,618,110	0.6%
3.000%, 07/01/2027
to 04/01/2043	7,169,024	6,792,375	2.3%
3.500%, 02/01/2026
to 04/01/2043	8,204,361	8,217,118	2.8%
4.000%, 02/01/2026
to 05/01/2042	5,154,983	5,401,126	1.8%
4.500%, 09/01/2039
to 02/01/2042	13,773,952	14,606,659	5.0%
5.000%, 04/01/2035
to 07/01/2041	8,599,259	9,341,377	3.2%
5.500%, 02/01/2035
to 01/01/2039	1,981,018	2,179,583	0.7%
6.000%, 01/01/2037
to 06/01/2040	2,424,925	2,668,313	0.9%
OTHER SECURITIES		1,806,625	0.7%
		53,759,352
Government National Mortgage Association - 0.2%		466,423	0.2%
Treasury Inflation Protected Securities - 1.7%
2.000%, 01/15/2016	4,707,160	5,016,802	1.7%
Federal Farm Credit Bank - 0.2%		703,000	0.2%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $170,937,969)		$168,395,880

FOREIGN GOVERNMENT
OBLIGATIONS - 0.1%
South Korea - 0.1%		318,964	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $326,478)		$318,964

CORPORATE BONDS - 29.1%
Consumer Discretionary - 2.5%
DIRECTV Holdings LLC
5.875%, 10/01/2019	748,000	846,839	0.3%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	1,978,000	2,239,622	0.8%
OTHER SECURITIES		4,290,692	1.4%
		7,377,153
Consumer Staples - 1.0%
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	780,000	957,719	0.3%
OTHER SECURITIES		1,926,369	0.7%
		2,884,088
Energy - 3.4%
Enterprise Products Operating LLC
6.500%, 01/31/2019	955,000	1,119,695	0.4%
Hess Corp.
8.125%, 02/15/2019	700,000	869,046	0.3%
OTHER SECURITIES		7,975,196	2.7%
		9,963,937
Financials - 13.4%
JPMorgan Chase & Company
4.625%, 05/10/2021	765,000	823,612	0.3%
Morgan Stanley
5.750%, 01/25/2021	760,000	858,724	0.3%
Morgan Stanley
7.300%, 05/13/2019	745,000	904,258	0.3%

Bond PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials (continued)
Rabobank Nederland NV
3.875%, 02/08/2022	$805,000	$808,243	0.3%
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	1,135,000	1,241,043	0.4%
OTHER SECURITIES		34,473,527	11.8%
		39,109,407
Health Care - 0.6%		1,659,359	0.6%
Industrials - 3.2%
Continental Airlines 2012-2 Class B
Pass Through Trust
5.500%, 10/29/2020	2,000,000	2,060,000	0.7%
Penske Truck Leasing Company LP
3.750%, 05/11/2017 (S)	795,000	836,012	0.3%
OTHER SECURITIES		6,528,083	2.2%
		9,424,095
Information Technology - 0.4%		1,217,747	0.4%
Materials - 1.8%		5,316,847	1.8%
Telecommunication Services - 1.7%
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	970,000	1,016,466	0.3%
OTHER SECURITIES		3,991,885	1.4%
		5,008,351
Utilities - 1.1%		3,294,851	1.1%
TOTAL CORPORATE BONDS (Cost $84,666,962)		$85,255,835

CAPITAL PREFERRED SECURITIES - 0.7%
Financials - 0.7%
ZFS Finance USA Trust II (6.450%
to 06/15/2016, then 3 month
LIBOR + 2.000%)
12/15/2065 (S)	775,000	827,313	0.3%
OTHER SECURITIES		1,097,479	0.4%
		1,924,792
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,911,958)		$1,924,792

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.7%
Federal Home Loan Mortgage Corp. - 4.8%
3.000%, 11/15/2039	905,362	925,924	0.3%
3.000%, 03/15/2042	1,224,433	1,231,654	0.4%
3.250%, 10/15/2036	1,072,911	1,122,766	0.4%
3.500%, 06/15/2040	784,477	808,058	0.3%
3.500%, 07/15/2041	839,207	866,397	0.3%
3.500%, 08/15/2041	815,312	841,852	0.3%
4.000%, 02/15/2041	2,049,160	2,105,186	0.7%
OTHER SECURITIES		6,256,256	2.1%
		14,158,093
Federal National Mortgage Association - 1.7%
3.500%, 08/25/2041	853,247	877,672	0.3%
OTHER SECURITIES		3,965,795	1.4%
		4,843,467
Government National Mortgage Association - 0.2%		608,442	0.2%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $19,668,512)		$19,610,002

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SECURITIES LENDING COLLATERAL - 0.0%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	8,339	83,454	0.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $83,458)		$83,454

SHORT-TERM INVESTMENTS - 2.7%
Repurchase Agreement - 2.7%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2013 at
0.010% to be repurchased at
$7,782,004 on 01/02/2014,
collateralized by $8,124,700
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at $7,937,650,
including interest)
	$7,782,000	$7,782,000	2.7%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,782,000)		$7,782,000
Total Investments (Bond PS Series)
(Cost $285,377,337) - 96.8%		$283,370,927	96.8%
Other Assets And Liabilities, Net - 3.2%		9,386,331	3.2%
TOTAL NET ASSETS - 100.0%		$292,757,258	100.0%

Core Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 52.9%
U.S. Treasury Notes - 21.7%
2.750%, 11/15/2023	$17,266,000	$16,861,319	1.0%
0.250%, 07/31/2015
to 12/31/2015	91,026,000	90,925,714	5.3%
0.375%, 08/31/2015	54,922,000	55,003,504	3.2%
0.625%, 08/15/2016
to 12/15/2016	89,997,000	89,742,014	5.3%
1.250%, 11/30/2018	41,914,000	40,993,862	2.4%
1.375%, 11/30/2015	11,428,000	11,648,972	0.7%
1.500%, 12/31/2018	6,439,000	6,363,039	0.4%
2.000%, 11/30/2020	14,119,000	13,727,424	0.8%
2.375%, 12/31/2020	7,834,000	7,793,608	0.5%
3.125%, 04/30/2017	33,482,000	35,838,831	2.1%
		368,898,287
U.S. Treasury Bonds - 2.3%
3.125%, 11/15/2041
to 02/15/2043	9,446,000	8,066,871	0.5%
3.625%, 08/15/2043	17,307,000	16,276,697	1.0%
3.750%, 11/15/2043	11,960,000	11,513,366	0.7%
OTHER SECURITIES		2,961,760	0.1%
		38,818,694
Federal Home Loan Mortgage Corp. - 6.6%
2.240%, 07/01/2043 (P)	13,451,535	13,474,574	0.8%
2.500%, 05/01/2028	6,910,172	6,854,664	0.4%
3.000%, 07/01/2032
to 08/01/2043	19,654,898	18,533,686	1.1%
3.500%, 03/01/2033
to 08/01/2043	32,137,273	31,612,405	1.9%

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
5.000%, 08/01/2039
to 04/01/2042	$18,296,721	$19,809,535	1.2%
OTHER SECURITIES		22,434,092	1.2%
		112,718,956
Federal National Mortgage Association - 18.2%
2.154%, 05/01/2043 (P)	8,456,993	8,473,693	0.5%
2.500%, 11/01/2026
to 02/25/2044	34,088,398	33,806,029	2.0%
3.000%, TBA (C)	39,200,000	39,091,770	2.3%
3.000%, 02/01/2033
to 05/01/2043	44,535,528	41,761,328	2.5%
3.500%, TBA (C)	30,100,000	29,980,866	1.8%
3.500%, 07/01/2032
to 02/01/2043	32,174,018	31,682,289	1.9%
4.000%, TBA (C)	28,800,000	29,661,937	1.7%
4.000%, 12/01/2028
to 11/01/2033	5,553,091	5,805,862	0.3%
5.000%, 03/01/2041
to 09/01/2041	25,079,275	27,447,938	1.6%
6.000%, 03/01/2034
to 07/01/2037	21,841,190	24,109,122	1.4%
OTHER SECURITIES		37,143,392	2.2%
		308,964,226
Government National Mortgage Association - 4.1%
4.000%, TBA (C)	46,200,000	48,037,037	2.8%
4.500%, TBA (C)	18,300,000	19,510,668	1.1%
OTHER SECURITIES		3,131,504	0.2%
		70,679,209
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $913,437,411)		$900,079,372

FOREIGN GOVERNMENT
OBLIGATIONS - 2.0%
Brazil - 0.3%		4,657,725	0.3%
Canada - 0.1%		2,265,101	0.1%
Japan - 0.4%		6,414,235	0.4%
Jordan - 0.1%		2,414,323	0.1%
Mexico - 0.3%		5,009,800	0.3%
Slovakia - 0.3%
Republic of Slovakia
4.375%, 05/21/2022 (S)	5,370,000	5,541,410	0.3%
Slovenia - 0.4%		6,022,128	0.4%
Spain - 0.1%		1,773,793	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $35,299,914)		$34,098,515

CORPORATE BONDS - 25.8%
Consumer Discretionary - 2.8%		47,482,909	2.8%
Consumer Staples - 1.6%		26,803,694	1.6%
Energy - 3.2%		54,745,901	3.2%
Financials - 9.5%
Bank of America Corp.
1.500%, 10/09/2015	6,905,000	6,974,526	0.4%
Bank of America Corp.
4.100%, 07/24/2023	5,980,000	5,995,703	0.4%

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials (continued)
Bank of America NA
1.125%, 11/14/2016	$7,085,000	$7,092,517	0.4%
Norddeutsche Landesbank
Girozentrale
2.000%, 02/05/2019 (S)	7,800,000	7,683,000	0.5%
Royal Bank of Scotland Group PLC
6.000%, 12/19/2023	5,565,000	5,604,623	0.3%
OTHER SECURITIES		128,809,133	7.5%
		162,159,502
Health Care - 1.9%		32,797,664	1.9%
Industrials - 0.6%		9,986,135	0.6%
Information Technology - 1.1%		18,071,615	1.1%
Materials - 0.8%		12,592,404	0.8%
Telecommunication Services - 2.5%		43,155,284	2.5%
Utilities - 1.8%		30,833,904	1.8%
TOTAL CORPORATE BONDS (Cost $439,864,454)		$438,629,012
Municipal Bonds 1.0%		16,883,386	1.0%
TOTAL MUNICIPAL BONDS (Cost $15,093,135)		$16,883,386

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.5%
Commercial & Residential - 7.0%
Impact Funding LLC,
5.314%, 01/25/2051 (S)	6,296,664	6,919,688	0.4%
OTHER SECURITIES		111,491,967	6.6%
		118,411,655
Federal Home Loan Mortgage Corp. - 1.7%
3.000%, 12/25/2043	7,862,995	8,034,204	0.5%
OTHER SECURITIES		21,867,696	1.2%
		29,901,900
Federal National Mortgage Association - 2.7%
3.000%, 12/25/2042	18,018,608	16,833,470	1.0%
3.500%, 11/25/2042	7,771,903	7,773,613	0.5%
OTHER SECURITIES		20,721,866	1.2%
		45,328,949
Government National Mortgage Association - 0.1%		1,166,543	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $198,250,844)		$194,809,047

ASSET BACKED SECURITIES - 13.8%
AmeriCredit Automobile
Receivables Trust,
0.680%, 10/11/2016	6,401,000	6,403,663	0.4%
Citibank Credit Card Issuance Trust,
0.600%, 09/10/2020 (P)	7,437,000	7,450,134	0.4%
Citibank Credit Card Issuance Trust,
1.320%, 09/07/2018	10,420,000	10,490,627	0.6%
Nelnet Student Loan Trust,
0.318%, 10/26/2026 (P)	5,965,526	5,953,291	0.4%
Nelnet Student Loan Trust,
0.596%, 03/25/2026 (P)(S)	9,856,000	9,740,714	0.6%
Santander Drive Auto
Receivables Trust,
0.700%, 09/15/2017	5,737,000	5,738,251	0.3%
SLM Student Loan Trust,
0.738%, 04/25/2024 (P)(S)	5,478,638	5,488,757	0.3%

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust,
1.850%, 06/17/2030 (S)	$6,705,000	$6,463,399	0.4%
Trade Maps 1 Ltd.,
0.870%, 12/10/2018 (P)(S)	5,890,000	5,900,838	0.3%
OTHER SECURITIES		171,683,430	10.1%
TOTAL ASSET BACKED
SECURITIES (Cost $234,945,165)		$235,313,104

SHORT-TERM INVESTMENTS - 2.4%
Money Market Funds - 2.4%
State Street Institutional Liquid
Reserves Fund, 0.0555% (Y)	40,368,322	40,368,322	2.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $40,368,322)		$40,368,322
Total Investments (Core Bond Trust)
(Cost $1,877,259,245) - 109.4%		$1,860,180,758	109.4%
Other Assets And Liabilities, Net - (9.4%)		(159,703,589)	(9.4)%
TOTAL NET ASSETS - 100.0%		$1,700,477,169	100.0%

Global Bond Trust

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 7.5%
Treasury Inflation Protected Securities - 1.2%
2.500%, 01/15/2029		$4,569,054	$5,357,216	0.6%
OTHER SECURITIES			5,424,759	0.6%
			10,781,975
U.S. Treasury Bonds - 3.4%
5.250%, 02/15/2029		10,000,000	12,006,250	1.4%
5.500%, 08/15/2028		7,800,000	9,591,567	1.1%
OTHER SECURITIES			8,250,594	0.9%
			29,848,411
U.S. Treasury Notes - 1.4%			12,381,464	1.4%
Federal Home Loan Mortgage Corp. - 0.6%
4.000%, 02/01/2040
to 01/01/2042		5,243,778	5,389,196	0.6%
OTHER SECURITIES			138,813	0.0%
			5,528,009
Federal National Mortgage Association - 0.9%			7,322,270	0.9%
Government National Mortgage Association - 0.0%			136,484	0.0%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $68,979,943)			$65,998,613

FOREIGN GOVERNMENT
OBLIGATIONS - 43.6%
Australia - 0.2%			1,788,826	0.2%
Brazil - 0.1%			733,887	0.1%
Canada - 1.1%			9,662,179	1.1%
France - 7.0%
Government of France
1.000%, 05/25/2018	EUR	26,200,000	35,956,315	4.1%
Government of France
4.000%, 10/25/2038		4,000,000	6,122,963	0.7%

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
France (continued)
Government of France
4.500%, 04/25/2041	EUR	10,500,000	$17,355,768	2.0%
OTHER SECURITIES			2,512,156	0.2%
			61,947,202
Germany - 0.2%			1,386,002	0.2%
Italy - 4.5%
Republic of Italy
3.500%, 11/01/2017
to 12/01/2018		15,100,000	21,647,339	2.5%
Republic of Italy
4.500%, 02/01/2018
to 03/01/2024		4,100,000	5,886,051	0.7%
Republic of Italy
5.250%, 08/01/2017		5,700,000	8,651,732	1.0%
OTHER SECURITIES			3,429,141	0.3%
			39,614,263
Japan - 8.1%
Government of Japan
1.600%, 03/20/2033	JPY	1,610,000,000	15,454,395	1.8%
Government of Japan
1.700%, 09/20/2032		5,670,000,000	55,670,075	6.3%
			71,124,470
Mexico - 2.9%
Government of Mexico
1.290%, 06/08/2015		1,100,000,000	10,494,163	1.2%
Government of Mexico
6.250%, 06/16/2016	MXN	127,800,000	10,278,432	1.2%
OTHER SECURITIES			5,225,610	0.5%
			25,998,205
New Zealand - 4.2%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	23,600,000	20,099,010	2.3%
Dominion of New Zealand
6.000%, 12/15/2017
to 05/15/2021		11,700,000	10,479,262	1.2%
OTHER SECURITIES			6,751,909	0.7%
			37,330,181
Norway - 0.2%			1,511,388	0.2%
Slovenia - 0.8%
Republic of Slovenia
4.700%, 11/01/2016 (S)	EUR	4,800,000	6,843,125	0.8%
			6,843,125
Spain - 11.5%
Autonomous Community of
Madrid
4.200%, 09/24/2014		5,600,000	7,842,895	0.9%
Kingdom of Spain
2.044%, 03/25/2014 (P)		12,700,000	17,448,669	2.0%
Kingdom of Spain
3.750%, 10/31/2018		20,200,000	29,061,369	3.3%
Kingdom of Spain
4.400%, 10/31/2023 (S)		4,400,000	6,162,638	0.7%
Kingdom of Spain
4.500%, 01/31/2018		12,400,000	18,358,287	2.1%
Kingdom of Spain
5.500%, 07/30/2017		12,000,000	18,321,014	2.1%

Global Bond Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Spain (continued)
OTHER SECURITIES			$4,448,763	0.4%
			101,643,635
United Kingdom - 2.8%
Government of United Kingdom
3.250%, 01/22/2044	GBP	5,400,000	8,240,172	0.9%
Government of United Kingdom
4.500%, 09/07/2034
to 12/07/2042 (C)		3,300,000	6,271,291	0.7%
OTHER SECURITIES			9,850,013	1.2%
			24,361,476
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $384,507,034)			$383,944,839

CORPORATE BONDS - 19.4%
Australia - 2.5%
Australia & New Zealand
Banking Group, Ltd.
1.000%, 10/06/2015 (S)		$9,800,000	9,863,480	1.1%
Commonwealth Bank of
Australia
0.746%, 06/25/2014 (P) (S)		9,800,000	9,821,403	1.1%
OTHER SECURITIES			2,257,616	0.3%
			21,942,499
Belgium - 0.6%			5,084,893	0.6%
Denmark - 0.0%			83,326	0.0%
France - 3.6%
BNP Paribas Home Loan
Covered Bonds SA
2.200%, 11/02/2015 (S)		5,800,000	5,946,160	0.7%
Cie de Financement Foncier SA
2.500%, 09/16/2015 (S)		5,100,000	5,245,906	0.6%
Dexia Credit Local SA
2.750%, 01/10/2014 (S)		15,500,000	15,506,975	1.8%
OTHER SECURITIES			5,215,688	0.5%
			31,914,729
Germany - 3.1%
FMS Wertmanagement
2.750%, 06/03/2016	EUR	3,700,000	5,366,724	0.6%
KFW
6.250%, 05/19/2021	AUD	10,900,000	10,625,424	1.2%
OTHER SECURITIES			11,197,441	1.3%
			27,189,589
Ireland - 1.4%
German Postal Pensions
Securitisation PLC
3.375%, 01/18/2016	EUR	6,500,000	9,445,975	1.1%
OTHER SECURITIES			3,033,772	0.3%
			12,479,747
Italy - 0.5%			4,613,446	0.5%
Jersey, Channel Islands - 0.3%			2,900,413	0.3%
Luxembourg - 0.7%			5,834,711	0.7%
Netherlands - 0.2%			1,399,924	0.2%
Spain - 0.2%			1,562,794	0.2%
Sweden - 0.3%			2,141,835	0.3%

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

CORPORATE BONDS (continued)
Switzerland - 0.4%			$3,857,551	0.4%
Tunisia - 0.3%			2,660,637	0.3%
United Kingdom - 0.7%			6,264,746	0.7%
United States - 4.6%
Spectra Energy Capital LLC
6.200%, 04/15/2018		$5,000,000	5,638,865	0.6%
WM Covered Bond Program
4.375%, 05/19/2014	EUR	5,200,000	7,252,557	0.8%
OTHER SECURITIES			27,901,855	3.2%
			40,793,277
TOTAL CORPORATE BONDS (Cost $169,232,014)			$170,724,117

MUNICIPAL BONDS - 0.0%
Iowa - 0.0%			359,226	0.0%
TOTAL MUNICIPAL BONDS (Cost $370,000)			$359,226

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.4%
Mansard Mortgages PLC,
Series 2007-2X, Class A1
1.175%, 12/15/2049 (P)	GBP	7,254,657	11,575,030	1.3%
NCUA Guaranteed Notes Trust,
Series 2010-R2, Class 1A
0.539%, 11/06/2017 (P)		$7,287,336	7,296,445	0.8%
OTHER SECURITIES			81,888,768	9.3%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $100,145,961)			$100,760,243
Asset Backed Securities 1.8%			15,728,582	1.8%
TOTAL ASSET BACKED
SECURITIES (Cost $15,487,750)			$15,728,582

TERM LOANS - 0.1%
United Kingdom - 0.1%			600,750	0.1%
TOTAL TERM LOANS (Cost $598,593)			$600,750

PREFERRED SECURITIES - 0.2%
United States - 0.2%			1,900,944	0.2%
TOTAL PREFERRED SECURITIES (Cost $2,611,850)			$1,900,944

ESCROW SHARES - 0.3%
United States - 0.3%			2,271,375	0.3%
TOTAL ESCROW SHARES (Cost $991,147)			$2,271,375

PURCHASED OPTIONS - 0.2%
Put Options - 0.2%			1,757,766	0.2%
TOTAL PURCHASED OPTIONS (Cost $862,500)			$1,757,766

SHORT-TERM INVESTMENTS - 18.4%
Commercial Paper - 0.9%
DCP Midstream LLC
1.100%, 01/14/2014 *		$6,200,000	$6,199,016	0.7%
OTHER SECURITIES			1,198,944	0.2%
			7,397,960
U.S. Government - 2.1%
U.S. Treasury Bill
0.010%, 01/16/2014 (D) *		16,000,000	15,999,933	1.8%

Global Bond Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

SHORT-TERM INVESTMENTS (continued)
U.S. Government (continued)
OTHER SECURITIES			$2,143,226	0.3%
			18,143,159
U.S. Government Agency - 0.9%			8,199,972	0.9%
Foreign Government - 9.0%
Government of Mexico
3.492%, 04/30/2014 *	MXN	194,000,000	14,687,924	1.7%
Government of Mexico
3.604%, 03/20/2014 *		165,000,000	12,542,730	1.4%
Government of Mexico
3.803%, 03/06/2014 *		230,000,000	17,515,866	2.0%
Government of Mexico
3.868%, 04/03/2014 *		344,000,000	26,114,913	3.0%
Government of Mexico
4.151%, 01/23/2014 *		110,000,000	8,407,988	0.9%
			79,269,421
Repurchase Agreement - 5.5%
Repurchase Agreement with
Barclays Capital dated
12/31/2013 at 0.010% to be
repurchased at $6,000,003 on
01/02/2014, collateralized by
$6,144,000 U.S. Treasury
Notes, 2.375% due
12/31/2020 (valued at
$6,133,440,
including interest)		$6,000,000	6,000,000	0.7%
Repurchase Agreement with
Credit Suisse dated
12/31/2013 at 0.010% to be
repurchased at $14,800,008
on 01/02/2014, collateralized
by $14,934,000 U.S. Treasury
Notes, 1.000% due
08/31/2016 (valued at
$15,138,337,
including interest)		14,800,000	14,800,000	1.7%
Repurchase Agreement with
JPMorgan Chase & Company
dated 12/31/2013 at 0.030% -
0.050% to be repurchased at
$7,400,015 on 01/02/2014,
collateralized by $2,245,000
Federal Home Loan
Mortgage Corp., 2.255% due
12/05/2022 (valued at
$2,047,418, including
interest) and $5,528,400
U.S. Treasury Notes, 0.125%
due 04/30/2015 (valued at
$5,523,950,
including interest)		7,400,000	7,400,000	0.8%
Repurchase Agreement with
Morgan Stanley dated
12/31/2013 at 0.020% to be
repurchased at $7,500,008 on
01/02/2014, collateralized by
$7,689,800 U.S. Treasury
Notes, 2.125% due
08/31/2020 (valued at
$7,664,369,
including interest)		7,500,000	7,500,000	0.8%

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement (continued)
Repurchase Agreement with
Royal Bank of Scotland dated
11/12/2013 at 0.080% to be
repurchased at $12,901,691
on 01/10/2014, collateralized
by $13,330,000 U.S. Treasury
Notes, 1.500% due
03/31/2019 (valued at
$13,182,670,
including interest)	$12,900,000	$12,900,000	1.5%
		48,600,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $162,960,211)		$161,610,512
Total Investments (Global Bond Trust)
(Cost $906,747,003) - 102.9%		$905,656,967	102.9%
Other Assets And Liabilities, Net - (2.9%)		(25,329,713)	(2.9)%
TOTAL NET ASSETS - 100.0%		$880,327,254	100.0%

SALE COMMITMENTS OUTSTANDING - (4.4)%
Federal Home Loan Mortgage Corp. (0.6)%		(5,133,970)	(0.6)%

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - (3.8)%
Federal National Mortgage
Association
4.000%, (C)	(28,000,000)	(28,739,292)	(3.3)%
OTHER SECURITIES		(5,148,033)	(0.5)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(39,146,719))		$(39,021,295)

High Yield Trust

	Shares or			% of
	Principal			Net
	Amount		Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 1.3%
Argentina - 0.1%			$129,350	0.1%
Brazil - 0.5%
Federative Republic of Brazil
10.000%, 01/01/2014
to 01/01/2021	BRL	4,436,000	1,743,010	0.5%
			1,743,010
Mexico - 0.3%			893,177	0.3%
Venezuela - 0.4%			1,462,675	0.4%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,087,242)			$4,228,212

CORPORATE BONDS - 88.7%
Consumer Discretionary - 17.9%
Caesars Entertainment Operating
Company, Inc.
8.500%, 02/15/2020		$2,060,000	1,982,750	0.6%
Continental Rubber
of America Corp.
4.500%, 09/15/2019 (S)		1,900,000	2,013,620	0.6%

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
CSC Holdings LLC
6.750%, 11/15/2021	$1,650,000	$1,777,875	0.5%
DISH DBS Corp.
6.750%, 06/01/2021	1,860,000	1,971,600	0.6%
Landry’s, Inc.
9.375%, 05/01/2020 (S)	1,766,000	1,924,940	0.6%
MCE Finance, Ltd.
5.000%, 02/15/2021 (S)	1,760,000	1,716,000	0.5%
Monitronics International, Inc.
9.125%, 04/01/2020	1,710,000	1,812,600	0.5%
Schaeffler Holding Finance BV,
PIK
6.875%, 08/15/2018 (S)	$1,200,000	1,766,398	0.5%
Spencer Spirit Holdings, Inc.,
PIK
9.000%, 05/01/2018 (S)	1,600,000	1,628,000	0.5%
Virgin Media Finance PLC
6.375%, 04/15/2023 (S)	1,860,000	1,892,550	0.6%
OTHER SECURITIES		41,406,825	12.4%
		59,893,158
Consumer Staples - 5.2%
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	1,760,000	1,870,000	0.6%
OTHER SECURITIES		15,475,225	4.6%
		17,345,225
Energy - 17.2%
Access Midstream Partners LP
6.125%, 07/15/2022	2,280,000	2,439,600	0.7%
Arch Coal, Inc.
9.875%, 06/15/2019	1,980,000	1,762,200	0.5%
Berry Petroleum Company
6.750%, 11/01/2020	1,700,000	1,763,750	0.5%
Energy Future Intermediate
Holding Company LLC
10.000%, 12/01/2020 (L)	1,700,000	1,806,250	0.5%
Halcon Resources Corp.
8.875%, 05/15/2021	1,760,000	1,777,600	0.5%
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019	1,800,000	1,998,000	0.6%
Magnum Hunter Resources Corp.
9.750%, 05/15/2020	1,640,000	1,771,200	0.5%
MarkWest Energy Partners LP
4.500%, 07/15/2023	1,800,000	1,687,500	0.5%
Samson Investment Company
10.500%, 02/15/2020 (S)	1,440,000	1,569,600	0.5%
Sanchez Energy Corp.
7.750%, 06/15/2021 (S)	1,540,000	1,574,650	0.5%
OTHER SECURITIES		39,408,342	11.9%
		57,558,692
Financials - 7.4%
CIT Group, Inc.
5.000%, 08/01/2023	1,790,000	1,722,875	0.5%
Neovia Logistics Intermediate
Holdings LLC, PIK
10.000%, 02/15/2018 (S)	1,790,000	1,807,900	0.5%
The Royal Bank of Scotland
Group PLC (7.648% to
09/30/2031, then 3 month
LIBOR + 2.500%)
09/30/2031 (Q)	1,740,000	1,818,300	0.5%

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials (continued)
The Royal Bank of
Scotland PLC
13.125%, 03/19/2022	$1,550,000	$1,627,638	0.5%
OTHER SECURITIES		17,820,094	5.4%
		24,796,807
Health Care - 4.9%		16,327,026	4.9%
Industrials - 11.8%
American Airlines 2013-1
Class C Pass Through Trust
6.125%, 07/15/2018 (S)	$1,790,000	1,803,425	0.5%
Ashtead Capital, Inc.
6.500%, 07/15/2022 (S)	1,470,000	1,567,388	0.5%
DH Services Luxembourg Sarl
7.750%, 12/15/2020 (S)	2,000,000	2,125,000	0.6%
International Lease
Finance Corp.
8.250%, 12/15/2020	2,340,000	2,737,800	0.8%
OTHER SECURITIES		31,162,041	9.4%
		39,395,654
Information Technology - 2.4%		7,931,000	2.4%
Materials - 9.0%
Appvion, Inc.
9.000%, 06/01/2020 (S)	2,010,000	2,030,100	0.6%
Ardagh Packaging Finance PLC
9.125%, 10/15/2020 (S)	2,190,000	2,389,450	0.7%
Vedanta Resources PLC
6.000%, 01/31/2019 (S)	2,340,000	2,263,950	0.7%
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)	2,190,000	2,302,128	0.7%
OTHER SECURITIES		21,239,810	6.3%
		30,225,438
Telecommunication Services - 9.6%
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (S)	2,100,000	1,997,625	0.6%
Level 3 Financing, Inc.
8.625%, 07/15/2020	1,650,000	1,848,000	0.6%
Sprint Capital Corp.
8.750%, 03/15/2032	3,520,000	3,775,200	1.1%
Sprint Corp.
7.125%, 06/15/2024 (S)	1,850,000	1,877,750	0.6%
Sprint Corp.
7.875%, 09/15/2023 (S)	2,220,000	2,386,500	0.7%
Wind Acquisition Holdings
Finance SA, PIK
12.250%, 07/15/2017 (L)(S)	2,165,371	2,279,053	0.7%
Windstream Corp.
7.500%, 06/01/2022	1,840,000	1,881,400	0.6%
OTHER SECURITIES		15,964,862	4.7%
		32,010,390
Utilities - 3.3%
Atlantic Power Corp.
9.000%, 11/15/2018	2,010,000	2,095,425	0.6%
GenOn REMA LLC
9.237%, 07/02/2017	1,898,099	1,955,042	0.6%
Mirant Mid Atlantic LLC
10.060%, 12/30/2028	1,627,072	1,810,117	0.5%
OTHER SECURITIES		5,371,628	1.6%
		11,232,212
TOTAL CORPORATE BONDS (Cost $298,060,225)		$296,715,602

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CAPITAL PREFERRED SECURITIES - 0.5%
Financials - 0.5%		$1,704,950	0.5%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,554,029)		$1,704,950

CONVERTIBLE BONDS - 0.0%
Telecommunication Services - 0.0%		76,881	0.0%
TERM LOANS (M) - 2.6%
Consumer Discretionary - 1.0%		$3,387,553	1.0%
Consumer Staples - 0.1%		259,200	0.1%
Energy - 0.2%		621,938	0.2%
Health Care - 0.3%		1,121,888	0.3%
Industrials - 0.9%
Commercial Barge Line
Company
10.750%, 03/22/2020	$1,860,000	1,813,500	0.5%
OTHER SECURITIES		1,091,400	0.4%
		2,904,900
Materials - 0.1%		527,425	0.1%
TOTAL TERM LOANS (Cost $8,532,012)		$8,822,904

COMMON STOCKS - 2.2%
Consumer Discretionary - 0.1%		345,330	0.1%
Financials - 1.1%
Citigroup, Inc.	32,112	1,673,356	0.5%
OTHER SECURITIES		1,851,545	0.6%
		3,524,901
Industrials - 0.9%
DeepOcean Group
Holdings AS (I)	83,286	2,461,934	0.7%
OTHER SECURITIES		522,096	0.2%
		2,984,030
Materials - 0.1%		482,724	0.1%
TOTAL COMMON STOCKS (Cost $8,363,468)		$7,336,985

PREFERRED SECURITIES - 1.8%
Financials - 1.7%
GMAC Capital Trust I (8.125%
to 02/15/2016, then
3 month LIBOR + 5.785%)	120,597	3,224,764	0.9%
Santander Finance Preferred
SAU, 10.500%	2,489	2,572,226	0.8%
		5,796,990
Materials - 0.1%		140,400	0.1%
TOTAL PREFERRED SECURITIES (Cost $5,947,593)		$5,937,390

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%		42,525	0.0%
TOTAL ESCROW CERTIFICATES (Cost $440,831)		$42,525
Warrants 0.0%		41,892	0.0%
TOTAL WARRANTS (Cost $0)		$41,892

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

SECURITIES LENDING COLLATERAL - 2.6%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	873,317	8,739,548	2.6%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,740,201)		$8,739,548

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
State Street Institutional Liquid
Reserves Fund, 0.0555% (Y)	2,621,947	2,621,947	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,621,947)		$2,621,947

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 0.1%
United States - 0.1%		283,634	0.1%
Total Investments (High Yield Trust)
(Cost $339,746,515) - 100.6%		$336,552,470	100.6%
Other Assets And Liabilities, Net - (0.6%)		(1,854,086)	(0.6)%
TOTAL NET ASSETS - 100.0%		$334,698,384	100.0%

Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS - 31.8%
Consumer Discretionary - 5.4%
Chrysler Group LLC
8.000%, 06/15/2019	$3,000,000	$3,315,000	0.7%
OTHER SECURITIES		21,415,755	4.7%
		24,730,755
Consumer Staples - 2.5%		11,599,422	2.5%
Energy - 5.7%
Chesapeake Energy Corp.
5.750%, 03/15/2023 (L)	4,200,000	4,326,000	0.9%
OTHER SECURITIES		22,201,283	4.8%
		26,527,283
Financials - 3.2%
JPMorgan Chase & Company
(7.900% to 04/30/2018, then
3 month LIBOR + 3.470%)
04/30/2018 (Q)	7,500,000	8,268,750	1.8%
OTHER SECURITIES		6,263,875	1.4%
		14,532,625
Health Care - 2.5%
HCA, Inc.
6.500%, 02/15/2016
to 02/15/2020	3,000,000	3,287,750	0.7%
Tenet Healthcare Corp.
9.250%, 02/01/2015	3,400,000	3,663,500	0.8%
OTHER SECURITIES		4,528,446	1.0%
		11,479,696
Industrials - 1.1%		5,269,500	1.1%
Information Technology - 4.1%
First Data Corp.
8.250%, 01/15/2021 (S)	3,500,000	3,723,125	0.8%

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Information Technology (continued)
First Data Corp.
12.625%, 01/15/2021	$3,050,000	$3,579,938	0.8%
OTHER SECURITIES		11,651,158	2.5%
		18,954,221
Materials - 2.6%
Cemex SAB de CV
9.000%, 01/11/2018 (S)	3,000,000	3,292,500	0.7%
OTHER SECURITIES		8,870,503	1.9%
		12,163,003
Telecommunication Services - 3.4%
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	3,000,000	3,615,000	0.8%
OTHER SECURITIES		12,094,051	2.6%
		15,709,051
Utilities - 1.3%
InterGen NV
7.000%, 06/30/2023 (S)	4,000,000	4,140,000	0.9%
OTHER SECURITIES		2,013,800	0.4%
		6,153,800
TOTAL CORPORATE BONDS (Cost $133,702,852)		$147,119,356

CONVERTIBLE BONDS - 1.2%
Consumer Discretionary - 0.6%		2,552,610	0.6%
Materials - 0.6%		2,870,406	0.6%
TOTAL CONVERTIBLE BONDS (Cost $4,075,984)		$5,423,016

TERM LOANS (M) - 2.0%
Consumer Discretionary - 0.7%		3,389,592	0.7%
Industrials - 0.8%		3,451,509	0.8%
Information Technology - 0.5%		2,392,396	0.5%
TOTAL TERM LOANS (Cost $9,045,724)		$9,233,497

COMMON STOCKS - 56.8%
Consumer Discretionary - 0.9%		4,150,682	0.9%
Consumer Staples - 1.1%
PepsiCo, Inc.	35,920	2,979,205	0.6%
OTHER SECURITIES		2,255,794	0.5%
		5,234,999
Energy - 11.0%
BP PLC, ADR	170,000	8,263,700	1.8%
Canadian Oil Sands, Ltd.	190,000	3,573,735	0.8%
Chevron Corp.	32,230	4,025,849	0.9%
Exxon Mobil Corp.	39,790	4,026,748	0.9%
Halliburton Company	77,910	3,953,933	0.9%
Royal Dutch Shell PLC, ADR	154,414	11,005,086	2.4%
Schlumberger, Ltd.	38,060	3,429,587	0.7%
OTHER SECURITIES		12,649,444	2.6%
		50,928,082
Financials - 5.2%
Bank of America Corp.	300,000	4,671,000	1.0%
JPMorgan Chase & Company	120,000	7,017,600	1.5%
Wells Fargo & Company	174,800	7,935,920	1.7%
OTHER SECURITIES		4,247,279	1.0%
		23,871,799
Health Care - 6.2%
Johnson & Johnson	46,010	4,214,056	0.9%

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Health Care (continued)
Merck & Company, Inc.	167,130	$8,364,857	1.8%
Pfizer, Inc.	200,000	6,126,000	1.3%
Roche Holding AG	23,430	6,563,356	1.4%
OTHER SECURITIES		3,619,900	0.8%
		28,888,169
Industrials - 3.9%
General Electric Company	281,620	7,893,809	1.7%
Waste Management, Inc.	65,340	2,931,806	0.6%
OTHER SECURITIES		7,131,352	1.6%
		17,956,967
Information Technology - 4.3%
Apple, Inc.	5,950	3,338,605	0.7%
Intel Corp.	256,460	6,657,702	1.4%
OTHER SECURITIES		9,915,417	2.2%
		19,911,724
Materials - 9.6%
Agrium, Inc. (L)	35,000	3,201,800	0.7%
BHP Billiton PLC	161,680	5,016,913	1.1%
E.I. du Pont de Nemours
& Company	69,450	4,512,167	1.0%
Freeport-McMoRan Copper
& Gold, Inc.	137,150	5,176,041	1.1%
LyondellBasell
Industries NV, Class A	75,000	6,021,000	1.3%
Rio Tinto PLC, ADR (L)	97,451	5,499,160	1.2%
The Dow Chemical Company	183,430	8,144,292	1.8%
OTHER SECURITIES		6,686,474	1.4%
		44,257,847
Telecommunication Services - 2.1%
AT&T, Inc.	140,000	4,922,400	1.1%
OTHER SECURITIES		4,709,116	1.0%
		9,631,516
Utilities - 12.5%
American Electric
Power Company, Inc.	70,000	3,271,800	0.7%
Dominion Resources, Inc.	60,070	3,885,928	0.8%
Duke Energy Corp.	137,082	9,460,029	2.0%
Entergy Corp.	50,000	3,163,500	0.7%
Exelon Corp.	115,000	3,149,850	0.7%
NextEra Energy, Inc.	53,345	4,567,399	1.0%
PG&E Corp.	112,400	4,527,472	1.0%
Public Service
Enterprise Group, Inc.	150,000	4,806,000	1.0%
Sempra Energy	49,950	4,483,512	1.0%
The Southern Company	93,030	3,824,463	0.8%
Xcel Energy, Inc.	110,000	3,073,400	0.7%
OTHER SECURITIES		9,438,407	2.1%
		57,651,760
TOTAL COMMON STOCKS (Cost $232,272,609)		$262,483,545

PREFERRED SECURITIES - 5.4%
Energy - 1.1%		4,868,738	1.1%
Financials - 3.9%
Bank of America Corp., 7.250%	5,350	5,676,350	1.2%
Wells Fargo & Company, 7.500%	4,600	5,083,000	1.1%
OTHER SECURITIES		7,453,161	1.6%
		18,212,511

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

PREFERRED SECURITIES (continued)
Information Technology - 0.2%		$1,014,714	0.2%
Utilities - 0.2%		920,805	0.2%
TOTAL PREFERRED
SECURITIES (Cost $26,429,181)		$25,016,768
Warrants 0.0%		14,683	0.0%
TOTAL WARRANTS (Cost $208,370)		$14,683

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%		0	0.0%
TOTAL ESCROW CERTIFICATES (Cost $326)		$0

EQUITY LINKED SECURITIES (K) - 1.0%
Financials - 1.0%		4,445,188	1.0%
TOTAL EQUITY LINKED
SECURITIES (Cost $4,375,000)		$4,445,188

SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	1,404,440	14,054,652	3.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,055,476)		$14,054,652

SHORT-TERM INVESTMENTS - 0.4%
U.S. Government Agency - 0.4%		$2,000,000	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,000,000)		$2,000,000
Total Investments (Income Trust)
(Cost $426,165,522) - 101.6%		$469,790,705	101.6%
Other Assets And Liabilities, Net - (1.6%)		(7,316,260)	(1.6)%
TOTAL NET ASSETS - 100.0%		$462,474,445	100.0%

Investment Quality Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 27.3%
Treasury Inflation Protected Securities - 7.4%
0.125%, 04/15/2018	$22,279,541	$22,718,180	6.7%
0.625%, 02/15/2043	3,352,470	2,569,615	0.7%
		25,287,795
U.S. Treasury Notes - 13.8%
0.250%, 02/15/2015
to 07/31/2015 (D)	18,810,000	18,815,054	5.5%
0.625%, 12/15/2016	8,900,000	8,863,145	2.6%
1.750%, 07/31/2015 (D)	11,540,000	11,809,113	3.5%
2.000%, 04/30/2016
to 11/15/2021	2,190,000	2,243,087	0.7%
4.000%, 02/15/2015	4,775,000	4,977,379	1.4%
OTHER SECURITIES		200,096	0.1%
		46,907,874
U.S. Treasury Bonds - 5.0%
3.625%, 08/15/2043	9,625,000	9,052,014	2.7%
3.750%, 11/15/2043	1,480,000	1,424,731	0.4%

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
4.250%, 05/15/2039	$1,210,000	$1,285,625	0.4%
4.375%, 11/15/2039	4,000,000	4,331,248	1.3%
OTHER SECURITIES		769,500	0.2%
		16,863,118
Federal Home Loan Mortgage Corp. - 0.2%		620,804	0.2%
Federal National Mortgage Association - 0.6%
2.500%, 12/01/2042
to 08/01/2043	2,199,999	1,991,613	0.6%
		1,991,613
Government National Mortgage Association - 0.3%		914,891	0.3%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $93,231,635)		$92,586,095

FOREIGN GOVERNMENT
OBLIGATIONS - 0.2%
Brazil - 0.1%		271,463	0.1%
Mexico - 0.1%		499,293	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $889,597)		$770,756

CORPORATE BONDS - 47.0%
Consumer Discretionary - 5.3%
Time Warner, Inc.
7.700%, 05/01/2032	1,298,000	1,662,379	0.5%
OTHER SECURITIES		16,272,326	4.8%
		17,934,705
Consumer Staples - 2.3%		7,719,888	2.3%
Energy - 4.9%
Cenovus Energy, Inc.
5.200%, 09/15/2043	1,600,000	1,581,109	0.5%
Petrobras International Finance
Company
5.375%, 01/27/2021	1,475,000	1,462,027	0.4%
OTHER SECURITIES		13,427,957	4.0%
		16,471,093
Financials - 22.5%
American Express Company
7.000%, 03/19/2018	1,000,000	1,194,328	0.4%
Bank of America Corp.
5.625%, 07/01/2020	945,000	1,078,642	0.3%
Bank of America Corp.
6.400%, 08/28/2017	1,500,000	1,728,696	0.5%
Bank of America Corp.
7.750%, 05/14/2038	1,175,000	1,512,593	0.4%
Bank One Michigan
8.250%, 11/01/2024	1,205,000	1,543,732	0.5%
Barclays Bank PLC
6.050%, 12/04/2017 (S)	1,680,000	1,877,447	0.6%
BNP Paribas SA
2.375%, 09/14/2017	1,280,000	1,306,303	0.4%
Citigroup, Inc.
6.125%, 11/21/2017
to 08/25/2036	2,060,000	2,302,377	0.7%
Citigroup, Inc.
8.500%, 05/22/2019	850,000	1,088,785	0.3%
General Electric Capital Corp.
4.650%, 10/17/2021	1,760,000	1,914,843	0.6%

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials (continued)
HSBC Holdings PLC
5.100%, 04/05/2021	$995,000	$1,104,503	0.3%
Metropolitan Life Global Funding I
3.125%, 01/11/2016 (S)	1,050,000	1,094,401	0.3%
Morgan Stanley
6.250%, 08/28/2017	1,120,000	1,281,046	0.4%
Morgan Stanley
6.625%, 04/01/2018	1,225,000	1,432,742	0.4%
PNC Funding Corp.
5.625%, 02/01/2017	1,100,000	1,220,601	0.4%
Standard Chartered PLC
5.200%, 01/26/2024 (S)	1,180,000	1,175,760	0.3%
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	1,471,000	1,593,072	0.5%
The Goldman Sachs Group, Inc.
5.750%, 01/24/2022	1,700,000	1,911,104	0.6%
The Goldman Sachs Group, Inc.
6.750%, 10/01/2037	1,590,000	1,763,825	0.5%
U.S. Bancorp
7.500%, 06/01/2026	1,024,000	1,256,803	0.4%
OTHER SECURITIES		47,055,082	13.7%
		76,436,685
Health Care - 2.6%
AmerisourceBergen Corp.
5.875%, 09/15/2015	1,000,000	1,084,372	0.3%
Express Scripts Holding Company
2.100%, 02/12/2015	1,575,000	1,597,826	0.5%
OTHER SECURITIES		6,042,262	1.8%
		8,724,460
Industrials - 2.0%
Hutchison Whampoa International
11, Ltd.
3.500%, 01/13/2017 (S)	1,060,000	1,105,920	0.3%
OTHER SECURITIES		5,863,741	1.7%
		6,969,661
Information Technology - 0.9%		3,085,407	0.9%
Materials - 0.3%		923,164	0.3%
Telecommunication Services - 2.8%
Ameritech Capital Funding Corp.
6.450%, 01/15/2018	952,000	1,078,295	0.3%
Verizon Communications, Inc.
5.150%, 09/15/2023	1,275,000	1,366,801	0.4%
Verizon Communications, Inc.
6.550%, 09/15/2043	1,960,000	2,285,513	0.7%
OTHER SECURITIES		4,886,741	1.4%
		9,617,350
Utilities - 3.4%
Duke Energy Corp.
3.550%, 09/15/2021	1,340,000	1,338,491	0.4%
OTHER SECURITIES		10,151,195	3.0%
		11,489,686
TOTAL CORPORATE BONDS (Cost $152,149,061)		$159,372,099

CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%		753,610	0.2%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $708,051)		$753,610

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

CAPITAL PREFERRED SECURITIES (continued)
Municipal Bonds - 3.8%
Louisiana Local Government
Environmental Facilities &
Communities Development
Authority 2.470%, 02/01/2019	$1,475,000	$1,517,392	0.4%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	865,000	1,152,569	0.3%
University of Missouri
5.960%, 11/01/2039	940,000	1,117,622	0.3%
OTHER SECURITIES		9,006,189	2.8%
TOTAL MUNICIPAL BONDS (Cost $11,490,423)		$12,793,772

TERM LOANS - 6.0%
Consumer Discretionary - 1.6%		5,346,577	1.6%
Consumer Staples - 0.2%		797,099	0.2%
Energy - 0.3%		943,958	0.3%
Financials - 0.6%		2,004,277	0.6%
Health Care - 0.4%		1,198,682	0.4%
Industrials - 1.2%		4,117,517	1.2%
Information Technology - 0.6%		1,988,399	0.6%
Materials - 0.7%		2,388,182	0.7%
Telecommunication Services - 0.3%		1,193,665	0.3%
Utilities - 0.1%		384,319	0.1%
TOTAL TERM LOANS (Cost $20,235,805)		$20,362,675

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.5%
Commercial & Residential - 6.5%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
5.481%, 12/12/2044 (P)	1,500,000	1,600,530	0.5%
LB-UBS Commercial
Mortgage Trust,
5.858%, 06/15/2038 (P)	1,016,945	1,106,076	0.3%
OTHER SECURITIES		19,133,039	5.7%
		21,839,645
Government National Mortgage Association - 0.0%		36,987	0.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $22,086,955)		$21,876,632

ASSET BACKED SECURITIES - 3.3%
Ally Master Owner Trust,
1.540%, 09/15/2016	1,335,000	1,343,512	0.4%
Hertz Vehicle Financing LLC,
3.740%, 02/25/2017 (S)	1,095,000	1,151,236	0.3%
OTHER SECURITIES		8,621,600	2.6%
TOTAL ASSET BACKED
SECURITIES (Cost $11,025,115)		$11,116,348

PREFERRED SECURITIES - 0.3%
Diversified Financial Services - 0.3%		899,250	0.3%
TOTAL PREFERRED SECURITIES (Cost $924,000)		$899,250

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 2.8%
Repurchase Agreement - 2.8%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2013 at
0.030% to be repurchased at
$9,600,016 on 01/02/2014,
collateralized by $8,521,681
Government National Mortgage
Association 3.000% - 6.000% due
02/20/2026 to 01/15/2044 (valued
at $8,922,379, including interest)
and $804,671 Federal Home Loan
Mortgage Association, 5.500% -
7.000% due 02/01/2019 to
01/15/2039 (valued at $869,621,
including interest)	$9,600,000	$9,600,000	2.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $9,600,000)		$9,600,000
Total Investments (Investment Quality Bond Trust)
(Cost $322,340,642) - 97.4%		$330,131,237	97.4%
Other Assets And Liabilities, Net - 2.6%		8,971,576	2.6%
TOTAL NET ASSETS - 100.0%		$339,102,813	100.0%

Money Market Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMERCIAL PAPER - 27.7%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.220%, 04/21/2014 *	$30,000,000	$29,979,834	1.2%
BNP Paribas Finance, Inc.
0.120%, 01/09/2014 *	40,000,000	39,998,933	1.6%
BNP Paribas SA
0.110%, 01/08/2014 *	40,000,000	39,999,144	1.6%
BNP Paribas SA
0.120%, 01/07/2014 *	40,000,000	39,999,200	1.6%
Caisse Centrale Desjardins
0.130%, 01/22/2014 *	34,100,000	34,097,414	1.3%
Govco LLC
0.130%, 02/06/2014 *	25,000,000	24,996,750	1.0%
MetLife Short Term Funding LLC
0.100%, 01/02/2014 *	29,600,000	29,599,918	1.2%
MetLife Short Term Funding LLC
0.100%, 01/08/2014 *	65,000,000	64,998,736	2.6%
Old Line Funding LLC
0.130%, 01/13/2014 *	60,000,000	59,997,400	2.4%
Philip Morris International, Inc.
0.060%, 01/17/2014 *	25,000,000	24,999,333	1.0%
Philip Morris International, Inc.
0.070%, 01/17/2014 *	25,000,000	24,999,222	1.0%
Rabobank USA Financial Corp.
0.240%, 05/12/2014 *	60,000,000	59,947,600	2.4%
The Walt Disney Company
0.060%, 02/28/2014 *	40,000,000	39,996,133	1.6%
Thunder Bay Funding
0.130%, 01/13/2014 *	28,000,000	27,998,787	1.1%
Toronto-Dominion Bank
0.070%, 01/27/2014 *	105,500,000	105,494,666	4.1%
OTHER SECURITIES		57,896,156	2.0%
TOTAL COMMERCIAL PAPER (Cost $704,999,226)		$704,999,226

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE INTEREST-BEARING
OBLIGATIONS - 17.4%
American Honda Finance Corp.
0.242%, 12/05/2014 (P)*	$25,000,000	$25,000,000	1.0%
ANZ National International, Ltd.
0.284%, 04/17/2014 (P)(S)*	25,000,000	25,000,000	1.0%
Credit Suisse New York
2.200%, 01/14/2014 *	42,000,000	42,027,550	1.7%
General Electric Capital Corp.
5.500%, 06/04/2014 *	19,931,000	20,363,460	0.8%
General Electric Capital Corp.
5.650%, 06/09/2014 *	52,635,000	53,848,711	2.1%
JPMorgan Chase & Company
0.298%, 02/03/2014 (P)(S)*	30,000,000	30,000,000	1.2%
JPMorgan Chase & Company
0.993%, 05/02/2014 (P)*	49,000,000	49,114,366	1.9%
JPMorgan Chase & Company
4.650%, 06/01/2014 *	46,000,000	46,799,986	1.8%
National Australia Bank
0.966%, 04/11/2014 (P)(S)*	42,310,000	42,391,821	1.7%
Westpac Banking Corp.
0.247%, 05/28/2014 (P)(S)*	50,000,000	50,000,000	2.0%
OTHER SECURITIES		59,854,486	2.2%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $444,400,380)		$444,400,380

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.0%
U.S. Government - 8.6%
U.S. Treasury Note
0.625%, 07/15/2014 *	30,000,000	30,084,949	1.2%
U.S. Treasury Note
0.750%, 06/15/2014 *	50,000,000	50,148,554	2.0%
U.S. Treasury Note
2.375%, 09/30/2014 *	60,000,000	60,979,144	2.4%
U.S. Treasury Note
4.250%, 08/15/2014 *	75,000,000	76,892,697	3.0%
U.S. Government Agency - 19.4%
Federal Home Loan Bank
0.030%, 01/03/2014 *	33,400,000	33,399,944	1.3%
0.035%, 01/02/2014 to
01/22/2014 *	248,461,000	248,458,620	9.8%
0.050%, 01/08/2014 to
01/31/2014 *	36,168,000	36,167,358	1.4%
0.060%, 02/03/2014 to
02/07/2014 *	89,467,000	89,461,579	3.5%
0.070%, 02/05/2014 to
02/12/2014 *	69,200,000	69,194,610	2.7%
OTHER SECURITIES		17,049,920	0.7%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $711,837,375)		$711,837,375

CERTIFICATE OF DEPOSIT - 27.4%
Bank of Montreal
0.090%, 01/06/2014 *	53,000,000	53,000,000	2.1%
Bank of Montreal
0.090%, 01/09/2014 *	25,000,000	25,000,000	1.0%
Bank of Montreal
0.230%, 06/10/2014 (P)*	20,000,000	20,000,000	0.8%
Bank of Montreal
0.235%, 12/18/2014 (P)*	25,000,000	25,000,000	1.0%
Bank of Nova Scotia
0.160%, 03/31/2014 *	50,000,000	50,000,000	2.0%
Bank of Nova Scotia
0.240%, 04/11/2014 (P)*	50,000,000	50,000,000	2.0%

Money Market Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets
CERTIFICATE OF DEPOSIT (continued)
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.338%, 05/19/2014 (P)*	$80,000,000	$80,003,068	3.1%
Barclays Bank PLC
0.387%, 03/13/2014 (P)*	20,000,000	20,000,000	0.8%
Deutsche Bank AG
0.270%, 05/30/2014 *	40,000,000	40,000,000	1.6%
Deutsche Bank AG
0.340%, 02/26/2014 (P)*	60,000,000	60,000,000	2.4%
Royal Bank of Canada
0.310%, 01/30/2014 (P)*	40,000,000	40,000,000	1.6%
Sumitomo Mitsui Banking Corp.
0.160%, 01/03/2014 *	50,000,000	50,000,000	2.0%
Sumitomo Mitsui Banking Corp.
0.200%, 01/08/2014 *	30,000,000	30,000,000	1.2%
Sumitomo Mitsui Banking Corp.
0.400%, 04/11/2014 *	30,000,000	30,000,000	1.2%
Wells Fargo Bank NA
0.221%, 07/11/2014 (P)*	50,000,000	50,000,000	2.0%
Westpac Banking Corp.
0.280%, 04/28/2014 (P)*	40,000,000	40,000,000	1.6%
OTHER SECURITIES		35,000,021	1.0%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $698,003,089)		$698,003,089
Total Investments (Money Market Trust)
(Cost $2,559,240,070) - 100.5%		$2,559,240,070	100.5%
Other Assets And Liabilities, Net - (0.5%)		(12,534,866)	(0.5)%
TOTAL NET ASSETS - 100.0%		$2,546,705,204	100.0%

Money Market Trust B

	Shares or Principal Amount	Value	% of Net Assets
COMMERCIAL PAPER - 28.3%
Bank of Nova Scotia
0.100%, 01/28/2014 *	$7,000,000	$6,999,475	1.5%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.220%, 04/21/2014 *	3,350,000	3,347,748	0.7%
BNP Paribas Finance, Inc.
0.070%, 01/13/2014 *	22,000,000	21,999,487	4.6%
CAFCO LLC
0.120%, 02/10/2014 *	14,350,000	14,348,087	3.0%
Henkel Corp.
0.060%, 01/13/2014 *	3,525,000	3,524,930	0.7%
MetLife Short Term Funding LLC
0.100%, 01/02/2014 *	8,390,000	8,389,977	1.7%
MetLife Short Term Funding LLC
0.100%, 01/03/2014 *	13,610,000	13,609,924	2.8%
National Rural Utilities Cooperative
Finance Corp.
0.090%, 01/08/2014 *	5,200,000	5,199,909	1.1%
National Rural Utilities Cooperative
Finance Corp.
0.090%, 02/03/2014 *	10,300,000	10,299,150	2.1%
Philip Morris International, Inc.
0.060%, 01/17/2014 *	22,000,000	21,999,413	4.6%
Rabobank USA Financial Corp.
0.240%, 05/12/2014 *	10,000,000	9,991,267	2.1%
Toronto-Dominion Bank
0.070%, 01/27/2014 *	7,920,000	7,919,600	1.6%

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Money Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMERCIAL PAPER (continued)
OTHER SECURITIES		$8,714,037	1.8%
TOTAL COMMERCIAL PAPER (Cost $136,343,004)		$136,343,004

CORPORATE INTEREST-BEARING
OBLIGATIONS - 16.8%
American Honda Finance Corp.
0.242%, 12/05/2014 (P)*	$5,000,000	5,000,000	1.0%
ANZ National International, Ltd.
0.284%, 04/17/2014 (P)(S)*	5,000,000	5,000,000	1.0%
Credit Suisse New York
2.200%, 01/14/2014 *	8,000,000	8,005,245	1.7%
General Electric Capital Corp.
5.650%, 06/09/2014 *	10,800,000	11,049,037	2.3%
General Electric Capital Corp.
5.500%, 06/04/2014 *	4,100,000	4,188,961	0.9%
JPMorgan Chase & Company
4.650%, 06/01/2014 *	8,248,000	8,391,133	1.7%
JPMorgan Chase & Company
0.993%, 05/02/2014 (P)*	9,655,000	9,677,468	2.0%
JPMorgan Chase & Company
0.298%, 02/03/2014 (P)(S)*	5,000,000	5,000,000	1.0%
National Australia Bank
0.966%, 04/11/2014 (P)(S)*	6,000,000	6,011,603	1.2%
Royal Bank of Canada
1.450%, 10/30/2014 *	3,370,000	3,402,992	0.7%
Westpac Banking Corp.
0.247%, 05/28/2014 (P)(S)*	8,000,000	8,000,000	1.7%
OTHER SECURITIES		7,045,078	1.6%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $80,771,517)		$80,771,517

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 27.0%
U.S. Government - 7.6%
U.S. Treasury Note
4.250%, 08/15/2014 *	5,000,000	5,126,180	1.1%
U.S. Treasury Note
2.375%, 09/30/2014 *	10,000,000	10,163,191	2.1%
U.S. Treasury Note
1.000%, 05/15/2014 *	3,000,000	3,009,333	0.6%
U.S. Treasury Note
0.750%, 06/15/2014 *	12,000,000	12,035,653	2.5%
U.S. Treasury Note
0.625%, 07/15/2014 *	6,000,000	6,016,990	1.3%
U.S. Government Agency - 19.4%
Federal Agricultural Mortgage Corp.
0.040%, 01/10/2014 *	12,000,000	11,999,880	2.5%
Federal Home Loan Bank
0.060%, 01/02/2014 *	4,200,000	4,199,993	0.9%
Federal Home Loan Bank
0.050%, 01/21/2014 *	3,200,000	3,199,911	0.7%
0.040%, 01/02/2014 to
01/22/2014 *	55,310,000	55,309,392	11.5%
Federal Home Loan Bank
0.035%, 01/02/2014 *	4,120,000	4,119,996	0.9%
Federal Home Loan Mortgage Corp.
0.040%, 01/24/2014 *	6,000,000	5,999,847	1.2%
Federal National Mortgage
Association
0.045%, 01/02/2014 *	3,540,000	3,539,996	0.7%
OTHER SECURITIES		5,139,921	1.0%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $129,860,283)		$129,860,283

Money Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CERTIFICATE OF DEPOSIT - 24.9%
Bank of Montreal
0.235%, 12/18/2014 (P)*	$5,000,000	$5,000,000	1.0%
Bank of Montreal
0.230%, 06/10/2014 (P)*	5,000,000	5,000,000	1.0%
Bank of Montreal
0.090%, 01/06/2014 *	7,000,000	7,000,000	1.5%
Bank of Nova Scotia
0.240%, 04/11/2014 (P)*	5,000,000	5,000,000	1.0%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.390%, 05/13/2014 *	6,650,000	6,652,910	1.4%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.338%, 05/19/2014 (P)*	10,000,000	10,000,384	2.1%
Barclays Bank PLC
0.387%, 03/13/2014 (P)*	8,000,000	8,000,000	1.7%
Barclays Bank PLC
0.374%, 03/13/2014 (P)*	8,000,000	8,000,000	1.7%
Deutsche Bank AG
0.340%, 02/26/2014 (P)*	10,000,000	10,000,000	2.1%
Deutsche Bank AG
0.270%, 05/30/2014 *	8,000,000	8,000,000	1.7%
Royal Bank of Canada
0.310%, 01/30/2014 (P)*	10,000,000	10,000,000	2.1%
Sumitomo Mitsui Banking Corp.
0.400%, 04/11/2014 *	10,000,000	10,000,000	2.1%
Sumitomo Mitsui Banking Corp.
0.160%, 01/06/2014 *	12,000,000	12,000,000	2.5%
Wells Fargo Bank NA
0.221%, 07/11/2014 (P)*	8,000,000	8,000,000	1.7%
Westpac Banking Corp.
0.280%, 04/28/2014 (P)*	4,000,000	4,000,000	0.8%
OTHER SECURITIES		3,000,004	0.5%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $119,653,298)		$119,653,298
Total Investments (Money Market Trust B)
(Cost $466,628,102) - 97.0%		$466,628,102	97.0%
Other Assets And Liabilities, Net - 3.0%		14,323,880	3.0%
TOTAL NET ASSETS - 100.0%		$480,951,982	100.0%

New Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 45.9%
U.S. Treasury Notes - 10.9%
2.750%, 11/15/2023	$9,570,000	$9,345,698	0.3%
0.625%, 11/30/2017	55,565,000	54,158,539	1.9%
0.875%, 02/28/2017	188,785,000	188,726,099	6.8%
1.250%, 10/31/2018	23,400,000	22,926,524	0.8%
2.250%, 05/31/2014	20,575,000	20,755,031	0.7%
OTHER SECURITIES		6,965,772	0.4%
		302,877,663
U.S. Treasury Bonds - 4.6%
3.125%, 02/15/2043	83,590,000	71,260,475	2.6%
4.625%, 02/15/2040	30,070,000	33,828,750	1.2%
5.375%, 02/15/2031	19,000,000	23,221,572	0.8%
		128,310,797

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Strips - 0.0%		$180,608	0.0%
Treasury Inflation Protected Securities - 1.0%
2.000%, 07/15/2014	$27,349,415	27,951,950	1.0%
Federal Home Loan Bank - 0.0%		522,017	0.0%
Federal Home Loan Mortgage Corp. - 4.2%
3.000%, 01/01/2043	15,514,911	14,706,439	0.5%
3.500%, 10/01/2026
to 05/01/2043	18,671,663	18,701,884	0.7%
4.000%, 05/01/2026
to 12/01/2041	23,397,959	24,119,300	0.9%
4.500%, 11/01/2018
to 03/01/2041	28,191,003	29,844,266	1.1%
5.000%, 10/01/2018
to 08/01/2040	19,439,329	20,983,995	0.8%
OTHER SECURITIES		9,986,590	0.2%
		118,342,474
Federal National Mortgage Association - 17.2%
2.500%, 10/01/2027
to 04/01/2028	41,236,622	40,816,035	1.5%
3.000%, 06/01/2027
to 05/01/2043	83,305,721	80,259,280	2.9%
3.500%, 01/01/2026
to 07/01/2043	58,077,429	58,298,365	2.1%
4.000%, 06/01/2025
to 01/01/2042	82,511,491	85,429,835	3.1%
4.500%, 05/01/2019
to 09/01/2042	70,467,610	74,785,268	2.7%
5.000%, 05/01/2018
to 07/01/2041	45,342,130	49,154,607	1.8%
5.500%, 11/01/2015
to 04/01/2040	39,713,285	43,869,273	1.6%
6.000%, 09/01/2017
to 10/01/2039	32,057,137	35,466,885	1.3%
OTHER SECURITIES		9,551,593	0.2%
		477,631,141
Government National Mortgage Association - 8.0%
2.500%, 05/20/2027
to 03/20/2043	37,330,155	36,159,526	1.3%
3.000%, 08/20/2042
to 11/20/2043	49,385,135	47,830,273	1.7%
3.500%, 09/15/2041
to 05/20/2043	44,771,106	45,209,481	1.6%
4.000%, 09/20/2040
to 07/20/2042	24,368,016	25,371,736	0.9%
4.500%, 01/15/2019
to 03/20/2041	25,482,322	27,264,470	1.0%
5.000%, 01/15/2019
to 03/20/2041	16,283,034	17,726,902	0.6%
5.500%, 02/15/2029
to 12/20/2039	9,382,256	10,364,852	0.4%
OTHER SECURITIES		11,656,756	0.5%
		221,583,996
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,310,291,170)		$1,277,400,646

New Income Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS - 4.3%
Bermuda - 0.2%			$5,559,658	0.2%
Brazil - 1.2%
Federative Republic of Brazil
10.000%, 01/01/2017
to 01/01/2023	BRL	67,723,000	26,765,401	1.0%
OTHER SECURITIES			5,755,779	0.2%
			32,521,180
Iceland - 0.1%			2,678,992	0.1%
Mexico - 0.7%
Government of Mexico
8.500%, 11/18/2038	MXN	165,625,000	14,011,546	0.5%
OTHER SECURITIES			6,316,364	0.2%
			20,327,910
Morocco - 0.2%			4,005,250	0.2%
Netherlands - 0.0%			356,124	0.0%
Russia - 0.5%			13,453,467	0.5%
South Africa - 0.1%			3,925,534	0.1%
Turkey - 0.2%			5,641,150	0.2%
United Kingdom - 1.1%
Government of United Kingdom
1.250%, 07/22/2018	GBP	19,085,000	30,733,119	1.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $127,797,830)			$119,202,384

CORPORATE BONDS - 27.3%
Consumer Discretionary - 3.8%
Ford Motor Credit
Company LLC
5.750%, 02/01/2021		$12,180,000	13,628,397	0.5%
OTHER SECURITIES			92,523,533	3.3%
			106,151,930
Consumer Staples - 1.5%			41,486,951	1.5%
Energy - 4.3%			118,868,854	4.3%
Financials - 7.7%
Bank of America Corp.
5.650%, 05/01/2018		13,785,000	15,683,994	0.6%
General Electric Capital Corp.
5.300%, 02/11/2021		9,575,000	10,697,640	0.4%
General Electric Capital Corp.
6.875%, 01/10/2039		6,925,000	8,874,851	0.3%
JPMorgan Chase & Company
4.500%, 01/24/2022		15,430,000	16,298,154	0.6%
Morgan Stanley
2.125%, 04/25/2018		12,690,000	12,574,597	0.5%
Morgan Stanley
5.950%, 12/28/2017		7,600,000	8,679,542	0.3%
The Goldman Sachs Group, Inc.
2.900%, 07/19/2018		10,500,000	10,680,338	0.4%
OTHER SECURITIES			130,685,911	4.6%
			214,175,027
Health Care - 1.2%			33,003,729	1.2%
Industrials - 2.4%			68,302,809	2.4%
Information Technology - 0.6%
Apple, Inc.
2.400%, 05/03/2023		8,890,000	7,980,535	0.3%

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Information Technology (continued)
OTHER SECURITIES		$9,143,747	0.3%
		17,124,282
Materials - 1.0%		29,074,764	1.0%
Telecommunication Services - 3.3%
CC Holdings GS V LLC
3.849%, 04/15/2023	$8,350,000	7,804,177	0.3%
Verizon Communications, Inc.
6.400%, 09/15/2033	17,295,000	19,836,691	0.7%
OTHER SECURITIES		63,040,789	2.3%
		90,681,657
Utilities - 1.5%		41,641,694	1.5%
TOTAL CORPORATE BONDS (Cost $745,981,503)		$760,511,697
Municipal Bonds 5.0%		138,520,146	5.0%
TOTAL MUNICIPAL BONDS (Cost $144,186,762)		$138,520,146

TERM LOANS (M) - 1.3%
Consumer Discretionary - 0.5%		13,629,157	0.5%
Consumer Staples - 0.2%		6,129,533	0.2%
Financials - 0.1%		3,365,076	0.1%
Health Care - 0.3%		7,737,693	0.3%
Information Technology - 0.1%		2,954,791	0.1%
Telecommunication Services - 0.1%		4,153,015	0.1%
TOTAL TERM LOANS (Cost $37,507,039)		$37,969,265

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.7%
Commercial & Residential - 7.4%
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.552%, 05/12/2045	8,491,740	9,223,711	0.3%
Morgan Stanley Capital I Trust,
5.364%, 03/15/2044	10,875,000	11,973,364	0.4%
Morgan Stanley Capital I Trust,
5.447%, 02/12/2044 (P)	13,725,000	15,001,439	0.5%
Wachovia Bank Commercial
Mortgage Trust,
5.572%, 10/15/2048	8,720,000	9,542,723	0.3%
OTHER SECURITIES		159,804,065	5.9%
		205,545,302
Federal Home Loan Mortgage Corp. - 0.2%		4,360,534	0.2%
Federal National Mortgage Association - 0.0%		1,181	0.0%
Government National Mortgage Association - 0.1%		3,717,158	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $205,194,033)		$213,624,175

ASSET BACKED SECURITIES - 6.1%
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)	8,300,556	8,284,627	0.3%
Dominos Pizza Master
Issuer LLC,
5.216%, 01/25/2042 (S)	7,629,331	8,081,636	0.3%
OTHER SECURITIES		153,847,473	5.5%
TOTAL ASSET BACKED
SECURITIES (Cost $170,007,290)		$170,213,736

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%		$4,656,238	0.2%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,475,000)		$4,656,238

SHORT-TERM INVESTMENTS - 2.0%
Money Market Funds - 2.0%
T. Rowe Price Reserve
Investment
Fund, 0.0458% (Y)	56,838,225	56,838,225	2.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $56,838,225)		$56,838,225
Total Investments (New Income Trust)
(Cost $2,802,278,852) - 99.8%		$2,778,936,512	99.8%
Other Assets And Liabilities, Net - 0.2%		4,472,789	0.2%
TOTAL NET ASSETS - 100.0%		$2,783,409,301	100.0%

Real Return Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 112.3%
Treasury Inflation Protected Securities - 109.6%
0.125%, 04/15/2016 (C)(D)	$5,602,430	$5,752,557	6.2%
0.125%, 04/15/2017
to 01/15/2023 (C)	26,793,576	25,996,540	27.8%
0.375%, 07/15/2023 (C)	1,604,848	1,545,794	1.7%
0.500%, 04/15/2015 (C)	4,306,440	4,401,315	4.7%
0.625%, 07/15/2021 (C)	9,010,329	9,138,447	9.8%
1.250%, 04/15/2014
to 07/15/2020 (C)	3,054,740	3,141,371	3.4%
1.375%, 01/15/2020 (C)	539,715	579,266	0.6%
1.625%, 01/15/2015 (C)	1,955,040	2,013,996	2.2%
1.750%, 01/15/2028 (C)	4,233,998	4,523,430	4.8%
2.000%, 07/15/2014
to 01/15/2026 (C)	11,899,749	12,507,339	13.4%
2.125%, 01/15/2019 (C)(D)	4,131,522	4,612,456	4.9%
2.375%, 01/15/2025
to 01/15/2027 (C)	14,092,818	16,180,941	17.3%
2.625%, 07/15/2017 (C)	450,500	506,707	0.5%
3.375%, 04/15/2032 (C)	6,971,298	9,256,573	9.9%
3.875%, 04/15/2029 (C)	1,278,171	1,748,598	1.9%
OTHER SECURITIES		501,472	0.5%
		102,406,802
U.S. Treasury Note - 0.0%		10,002	0.0%
Federal Home Loan Mortgage Corp. - 0.7%
2.500%, 10/02/2019	600,000	604,163	0.7%
Federal National Mortgage Association - 2.0%
3.000%, 08/01/2043	1,979,182	1,881,205	2.0%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $112,582,933)		$104,902,172

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS - 4.8%
Australia - 0.7%
New South Wales
Treasury Corp.
2.500%, 11/20/2035	AUD	500,000	$521,597	0.6%
OTHER SECURITIES			111,714	0.1%
			633,311
Italy - 1.8%
Republic of Italy
1.700%, 09/15/2018	EUR	403,404	556,648	0.6%
Republic of Italy
2.100%, 09/15/2016
to 09/15/2017		774,982	1,097,557	1.2%
			1,654,205
Mexico - 1.4%
Government of Mexico
4.010%, 01/30/2020 (P)	MXN	10,300,000	797,712	0.9%
OTHER SECURITIES			539,756	0.5%
			1,337,468
New Zealand - 0.3%
Dominion of New Zealand
2.000%, 09/20/2025	NZD	400,000	307,867	0.3%
United Kingdom - 0.6%
Government of United Kingdom
2.500%, 07/26/2016	GBP	100,000	560,307	0.6%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,559,502)			$4,493,158

CORPORATE BONDS - 8.4%
Financials - 8.3%
Ally Financial, Inc.
3.439%, 02/11/2014 (P)		$500,000	501,200	0.5%
Commonwealth Bank of
Australia
0.746%, 06/25/2014 (P)(S)		5,300,000	5,311,575	5.7%
Everest Reinsurance
Holdings, Inc.
5.400%, 10/15/2014		1,000,000	1,033,559	1.1%
Westpac Banking Corp.
3.585%, 08/14/2014 (S)		400,000	407,935	0.4%
OTHER SECURITIES			449,984	0.6%
			7,704,253
Industrials - 0.1%			103,375	0.1%
TOTAL CORPORATE BONDS (Cost $7,805,932)			$7,807,628

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.6%
Commercial & Residential - 5.2%
Banc of America Large
Loan, Inc.,
5.611%, 06/24/2050 (P)(S)		249,838	273,755	0.3%
CHL Mortgage Pass
Through Trust,
5.500%, 01/25/2035		436,408	448,082	0.5%
Countrywide Alternative
Loan Trust,
0.335%, 05/25/2047 (P)		505,465	429,120	0.5%
GreenPoint Mortgage
Funding Trust,
0.385%, 06/25/2045 (P)		322,400	289,413	0.3%

Real Return Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Holmes Master Issuer PLC,
1.577%, 10/15/2054 (S)		$397,953	$549,998	0.6%
OTHER SECURITIES			2,912,871	3.0%
			4,903,239
Federal Home Loan Mortgage Corp. - 0.6%
0.617%, 09/15/2042 (P)		$376,360	371,136	0.4%
OTHER SECURITIES			185,829	0.2%
			556,965
Federal National Mortgage Association - 0.8%
3.949%, 02/25/2018		3,451,466	458,334	0.5%
OTHER SECURITIES			255,818	0.3%
			714,152
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,164,613)			$6,174,356

ASSET BACKED SECURITIES - 3.1%
Symphony CLO III, Ltd.,
0.481%, 05/15/2019 (P)(S)		488,071	484,152	0.5%
United States Small Business
Administration
5.902%, 02/10/2018		330,425	360,034	0.4%
Venture VII CDO, Ltd.,
0.472%, 01/20/2022 (P)(S)		700,000	685,882	0.7%
OTHER SECURITIES			1,410,736	1.5%
TOTAL ASSET BACKED
SECURITIES (Cost $2,802,529)			$2,940,804

PURCHASED OPTIONS - 0.0%
Put Options - 0.0%			27,263	0.0%
TOTAL PURCHASED OPTIONS (Cost $36,995)			$27,263

SHORT-TERM INVESTMENTS - 71.2%
Certificate of Deposit - 1.0%
Banco do Brasil SA
0.129%, 01/24/2014 *		900,000	899,856	1.0%
U.S. Government - 0.6%
U.S. Treasury Bill
0.130%, 12/11/2014 (D)*		411,000	410,489	0.4%
OTHER SECURITIES			129,930	0.2%
			540,419

U.S. GOVERNMENT AGENCY - 1.5%
Federal Home Loan
Mortgage Corp. Discount
Notes
0.149%, 07/01/2014 *		1,400,000	1,399,370	1.5%
Foreign Government - 4.0%
Government of Mexico
3.320%, 03/13/2014 *		216,000,000	1,643,575	1.8%
Government of Mexico
3.328%, 01/23/2014 *		167,800,000	1,280,669	1.4%
Government of Mexico
3.380%, 02/13/2014 *		43,200,000	329,596	0.4%
Government of Mexico
3.890%, 03/06/2014 *		36,800,000	280,254	0.3%
OTHER SECURITIES			226,057	0.1%
			3,760,151

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT AGENCY (continued)
Repurchase Agreement - 64.1%
Repurchase Agreement with
Bank of Nova Scotia dated
12/31/2013 at 0.020% to be
repurchased at $12,600,014
on 01/02/2014, collateralized
by $12,468,000 U.S. Treasury
Notes, 2.375% due
02/28/2015 (valued at
$12,884,853,
including interest)	$12,600,000	$12,600,000	13.5%
Repurchase Agreement with
Barclays Capital dated
12/31/2013 at 0.010% to be
repurchased at $6,000,003 on
01/02/2014, collateralized by
$6,222,000 U.S. Treasury
Notes, 0.625% due
08/31/2017 (valued at
$6,127,193,
including interest)	6,000,000	6,000,000	6.4%
Repurchase Agreement with
Citigroup dated 12/31/2013 at
0.010% to be repurchased at
$11,300,006 on 01/02/2014,
collateralized by $11,800,000
U.S Treasury Notes, 0.750%
due 12/31/2017 (valued at
$11,555,703,
including interest)	11,300,000	11,300,000	12.1%
Repurchase Agreement with
Credit Suisse dated
12/31/2013 at 0.010% to be
repurchased at $11,300,006
on 01/02/2014, collateralized
by $11,549,000 U.S. Treasury
Notes, 0.250% due
10/15/2015 (valued at
$11,542,927,
including interest)	11,300,000	11,300,000	12.1%
Repurchase Agreement with
Deutsche Bank dated
12/31/2013 at 0.020% to be
repurchased at $11,300,013
on 01/02/2014, collateralized
by $13,187,000 U.S. Treasury
Bonds, 3.125% due
02/15/2043 (valued at
$11,393,602,
including interest).	11,300,000	11,300,000	12.1%

Real Return Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT AGENCY (continued)
Repurchase Agreement (continued)
Repurchase Agreement with
JPMorgan Chase & Company
dated 12/31/2013 at 0.030% -
0.050% to be repurchased at
$7,400,015 on 01/02/2014,
collateralized by $2,245,000
Federal Home Loan
Mortgage Corp., 2.255% due
12/05/2022 (valued at
$2,047,418, including
interest) and $5,326,800
U.S. Treasury Notes, 2.500%
due 03/31/2015 (valued at
$5,513,396,
including interest)	$7,400,000	$7,400,000	7.9%
		59,900,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $66,535,067)		$66,499,796
Total Investments (Real Return Bond Trust)
(Cost $200,487,571) - 206.4%		$192,845,177	206.4%
Other Assets And Liabilities, Net - (106.4%)		(99,401,339)	(106.4)%
TOTAL NET ASSETS - 100.0%		$93,443,838	100.0%

Short Term Government Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 90.3%
Treasury Inflation Protected Securities - 4.2%
1.875%, 07/15/2015	$9,606,320	$10,125,657	2.4%
2.000%, 01/15/2016	7,060,740	7,525,203	1.8%
		17,650,860
U.S. Treasury Notes - 18.2%
0.625%, 08/31/2017	5,460,000	5,357,199	1.3%
0.750%, 03/31/2018	5,660,000	5,497,275	1.3%
0.875%, 09/15/2016
to 02/28/2017	26,430,000	26,450,066	6.3%
1.250%, 09/30/2015
to 10/31/2018	8,890,000	8,941,546	2.1%
2.125%, 05/31/2015	16,805,000	17,252,047	4.1%
2.500%, 04/30/2015	12,825,000	13,211,751	3.1%
		76,709,884
Federal Agricultural Mortgage Corp. - 14.9%
2.000%, 07/27/2016	21,099,000	21,779,169	5.1%
5.125%, 04/19/2017 (S)	36,523,000	41,294,036	9.8%
		63,073,205
Federal Farm Credit Bank - 10.6%
0.390%, 10/01/2015	11,330,000	11,323,644	2.7%
0.900%, 12/26/2017	3,890,000	3,801,230	0.9%
0.970%, 09/05/2017	5,090,000	5,030,447	1.2%
1.100%, 06/20/2017	5,340,000	5,317,529	1.3%
1.240%, 11/13/2018	19,775,000	19,115,939	4.5%
		44,588,789

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Bank - 8.8%
1.000%, 09/18/2017
to 10/16/2017	$16,555,000	$16,392,578	3.9%
1.130%, 03/27/2018	9,000,000	8,751,096	2.1%
1.150%, 07/25/2018	9,910,000	9,549,653	2.2%
2.125%, 06/10/2016	2,365,000	2,451,067	0.6%
		37,144,394
Federal Home Loan Mortgage Corp. - 5.5%
1.030%, 11/28/2017	6,000,000	5,906,436	1.4%
1.100%, 05/07/2018	9,395,000	9,078,407	2.2%
1.200%, 03/20/2018	4,415,000	4,308,250	1.0%
2.216%, 09/01/2042 (P)	1,683,605	1,722,729	0.4%
4.331%, 09/01/2039 (P)	565,686	601,218	0.1%
6.500%, 09/01/2039	1,055,933	1,168,534	0.3%
OTHER SECURITIES		335,169	0.1%
		23,120,743
Federal National Mortgage Association - 17.3%
0.520%, 05/20/2016	12,555,000	12,507,454	3.0%
0.580%, 04/25/2016	1,865,000	1,859,970	0.4%
0.625%, 11/14/2016	3,360,000	3,343,617	0.8%
0.850%, 08/07/2017	4,500,000	4,438,148	1.1%
1.000%, 12/12/2017
to 12/28/2017	13,630,000	13,328,245	3.2%
2.362%, 09/01/2041 (P)	6,301,781	6,542,772	1.6%
2.423%, 04/01/2042 (P)	4,687,731	4,846,058	1.0%
2.485%, 02/01/2042 (P)	6,763,545	7,007,105	1.7%
5.000%, 04/01/2019
to 03/01/2025	1,168,819	1,244,582	0.3%
5.500%, 03/01/2035
to 08/01/2040	5,506,939	6,061,475	1.4%
6.000%, 10/01/2036
to 03/01/2037	1,631,166	1,811,797	0.4%
6.500%, 06/01/2029
to 01/01/2039	9,038,377	10,000,108	2.4%
OTHER SECURITIES		20,937	0.0%
		73,012,268
Government National Mortgage Association - 0.3%
3.750%, 10/20/2039 (P)	897,437	954,329	0.2%
OTHER SECURITIES		533,933	0.1%
		1,488,262
Tennessee Valley Authority - 10.5%
1.750%, 10/15/2018	6,485,000	6,441,311	1.5%
4.375%, 06/15/2015	6,695,000	7,075,972	1.7%
4.500%, 04/01/2018	10,349,000	11,477,734	2.7%
4.875%, 12/15/2016	7,498,000	8,371,345	2.0%
5.500%, 07/18/2017	9,413,000	10,778,045	2.6%
		44,144,407
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $381,376,838)		$380,932,812

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.7%
Federal Home Loan Mortgage Corp. - 5.4%
1.710%, 07/25/2019	7,925,132	622,931	0.1%
3.000%, 11/15/2039	13,249,974	13,550,895	3.2%
3.250%, 10/15/2036	4,279,723	4,478,589	1.1%
4.500%, 01/15/2041	1,098,673	1,180,364	0.3%
OTHER SECURITIES		3,052,485	0.7%
		22,885,264

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association - 0.2%
3.395%, 01/25/2043 (P)	$830,922	$860,013	0.2%
Government National Mortgage Association - 0.1%		369,106	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $24,307,378)		$24,114,383

PREFERRED SECURITIES - 0.1%
Financials - 0.1%		606,589	0.1%
TOTAL PREFERRED SECURITIES (Cost $1,708,125)		$606,589

SHORT-TERM INVESTMENTS - 3.1%

U.S. GOVERNMENT - 2.2%
U.S. Treasury Bills 0.031%,
03/20/2014 *	$9,160,000	$9,158,828	2.2%

REPURCHASE AGREEMENT - 0.9%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2013 at
0.010% to be repurchased at
$3,796,002 on 01/02/2014,
collateralized by $3,963,200
U.S. Treasury Notes, 0.750% due
02/28/2018 (valued at $3,871,958,
including interest)	3,796,000	3,796,000	0.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,955,385)		$12,954,828
Total Investments (Short Term Government Income
Trust) (Cost $420,347,726) - 99.2%		$418,608,612	99.2%
Other Assets And Liabilities, Net - 0.8%		3,214,471	0.8%
TOTAL NET ASSETS - 100.0%		$421,823,083	100.0%

Strategic Income Opportunities Trust

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS - 22.9%
Australia - 1.7%
New South Wales
Treasury Corp.
6.000%, 05/01/2020	AUD	3,905,000	$3,857,182	0.8%
Queensland Treasury Corp.
6.000%, 10/21/2015
to 04/21/2016		4,984,000	4,714,024	0.9%
			8,571,206
Bermuda - 0.4%			1,732,709	0.4%
Brazil - 1.1%			5,229,072	1.1%
Canada - 1.4%
Province of Ontario
6.250%, 06/16/2015
to 09/29/2020		6,502,000	5,591,532	1.1%
OTHER SECURITIES			1,329,671	0.3%
			6,921,203

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Ireland - 2.3%
Government of Ireland
5.400%, 03/13/2025	EUR	7,260,000	$11,358,752	2.3%
Malaysia - 2.1%
Government of Malaysia
3.741%, 02/27/2015	MYR	13,400,000	4,111,319	0.8%
Government of Malaysia
3.835%, 08/12/2015		12,850,000	3,955,187	0.8%
Government of Malaysia
4.262%, 09/15/2016		7,900,000	2,467,938	0.5%
			10,534,444
Mexico - 1.7%
Government of Mexico, Bond
5.000%, 06/15/2017	MXN	29,054,100	2,239,886	0.5%
Government of Mexico
7.750%, 05/29/2031		28,818,500	2,310,649	0.5%
Government of Mexico, Bond
8.000%, 12/07/2023		23,850,000	2,031,721	0.4%
OTHER SECURITIES			1,818,186	0.3%
			8,400,442
New Zealand - 2.4%
Dominion of New Zealand
6.000%, 12/15/2017
to 05/15/2021	NZD	11,760,000	10,422,418	2.1%
OTHER SECURITIES			1,703,306	0.3%
			12,125,724
Norway - 1.3%
Government of Norway
4.500%, 05/22/2019	NOK	16,492,000	3,009,471	0.6%
Government of Norway
5.000%, 05/15/2015		18,498,000	3,195,009	0.7%
			6,204,480
Peru - 0.1%			352,800	0.1%
Philippines - 1.7%
Republic of Philippines
5.875%, 12/16/2020
to 03/01/2032	PHP	157,303,440	4,065,853	0.8%
Republic of Philippines
6.500%, 04/28/2021		91,000,000	2,460,956	0.5%
OTHER SECURITIES			1,813,271	0.4%
			8,340,080
Singapore - 1.0%
Republic of Singapore
2.375%, 04/01/2017	SGD	2,800,000	2,342,144	0.5%
OTHER SECURITIES			2,708,891	0.5%
			5,051,035
South Korea - 2.2%
Korea Treasury Bond Principal
Strips, PO
3.286%, 09/10/2018	KRW	2,888,000,000	2,352,337	0.5%
Republic of Korea
3.250%, 06/10/2015		3,500,000,000	3,339,866	0.7%
Republic of Korea
4.000%, 03/10/2016		2,750,000,000	2,670,078	0.5%
OTHER SECURITIES			2,659,564	0.5%
			11,021,845

Strategic Income Opportunities Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

FOREIGN GOVERNMENT

OBLIGATIONS (continued)
Sweden - 1.8%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	13,015,000	$2,189,400	0.4%
Kingdom of Sweden
4.500%, 08/12/2015		13,075,000	2,150,485	0.4%
Kingdom of Sweden
5.000%, 12/01/2020		17,300,000	3,180,870	0.6%
OTHER SECURITIES			1,655,809	0.4%
			9,176,564
Thailand - 1.7%
Bank of Thailand
3.200%, 10/22/2014	THB	139,000,000	4,257,973	0.8%
Kingdom of Thailand
3.250%, 06/16/2017		140,000,000	4,295,018	0.9%
			8,552,991
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $114,694,695)			$113,573,347

CORPORATE BONDS - 42.1%
Consumer Discretionary - 8.4%
DISH DBS Corp.
7.875%, 09/01/2019		$2,300,000	2,633,500	0.5%
The Goodyear Tire & Rubber
Company
7.000%, 05/15/2022		1,980,000	2,130,975	0.4%
OTHER SECURITIES			36,797,802	7.5%
			41,562,277
Consumer Staples - 2.2%
Alliance One International, Inc.
9.875%, 07/15/2021		2,430,000	2,278,125	0.5%
Harbinger Group, Inc.
7.875%, 07/15/2019 (S)		2,125,000	2,281,719	0.5%
OTHER SECURITIES			6,395,804	1.2%
			10,955,648
Energy - 4.2%
EP Energy LLC
9.375%, 05/01/2020		2,432,000	2,805,920	0.6%
OTHER SECURITIES			18,305,063	3.6%
			21,110,983
Financials - 13.5%
American International
Group, Inc. (8.175% to
05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,995,000	3,623,950	0.7%
Bank of America Corp.
1.003%, 09/15/2026 (P)		3,615,000	3,110,068	0.6%
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,705,951	0.5%
European Investment Bank
5.375%, 05/20/2014	AUD	3,030,000	2,732,009	0.6%
General Electric Capital
Australia Funding Pty, Ltd.
7.000%, 10/08/2015		2,800,000	2,648,993	0.5%
General Electric Capital Corp.,
Series A
7.625%, 12/10/2014	NZD	4,415,000	3,747,093	0.8%
KFW
5.750%, 05/13/2015	AUD	4,775,000	4,429,713	0.9%

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Financials (continued)
OTHER SECURITIES		$43,784,169	8.9%
		66,781,946
Health Care - 2.7%
HCA Holdings, Inc.
6.250%, 02/15/2021	$1,897,000	1,984,736	0.4%
OTHER SECURITIES		11,211,041	2.3%
		13,195,777
Industrials - 3.3%
Navios Maritime Holdings, Inc.
7.375%, 01/15/2022 (S)	2,335,000	2,346,675	0.5%
OTHER SECURITIES		14,242,736	2.8%
		16,589,411
Information Technology - 0.6%		3,144,538	0.6%
Materials - 3.2%		15,943,181	3.2%
Telecommunication Services - 2.9%		14,506,651	2.9%
Utilities - 1.1%		5,259,053	1.1%
TOTAL CORPORATE BONDS (Cost $205,569,472)		$209,049,465

CAPITAL PREFERRED SECURITIES - 1.8%
Financials - 1.8%		8,809,546	1.8%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $8,978,101)		$8,809,546

CONVERTIBLE BONDS - 2.4%
Consumer Discretionary - 1.0%
Ford Motor Company
4.250%, 11/15/2016	1,435,000	2,647,574	0.5%
OTHER SECURITIES		2,342,796	0.5%
		4,990,370
Financials - 0.7%		3,221,977	0.7%
Health Care - 0.2%		1,075,828	0.2%
Industrials - 0.4%		2,139,922	0.4%
Information Technology - 0.1%		265,938	0.1%
TOTAL CONVERTIBLE BONDS (Cost $10,301,727)		$11,694,035
Municipal Bonds 0.0%		171,542	0.0%
TOTAL MUNICIPAL BONDS (Cost $171,700)		$171,542

TERM LOANS (M) - 12.4%
Consumer Discretionary - 2.1%
Hudson’s Bay Company
4.750%, 11/04/2020	1,995,000	2,024,648	0.4%
OTHER SECURITIES		8,622,072	1.7%
		10,646,720
Consumer Staples - 1.0%		5,187,407	1.0%
Energy - 0.6%		2,780,919	0.6%
Financials - 2.5%
Carestream Health, Inc.
5.000%, 06/07/2019	3,368,625	3,405,471	0.7%
HUB International, Ltd.
4.750%, 10/02/2020	2,144,900	2,171,711	0.4%
Walter Investment
Management Corp.
4.750%, 12/11/2020	2,328,906	2,335,699	0.5%

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

TERM LOANS (M) (continued)
Financials (continued)
OTHER SECURITIES		$4,280,135	0.9%
		12,193,016
Health Care - 1.8%		8,802,823	1.8%
Industrials - 1.0%		4,889,594	1.0%
Information Technology - 1.2%		5,918,243	1.2%
Materials - 1.0%		5,039,551	1.0%
Telecommunication Services - 0.7%		3,441,174	0.7%
Utilities - 0.5%
La Frontera Generation LLC
4.500%, 09/30/2020	$2,176,524	2,197,610	0.4%
OTHER SECURITIES		451,921	0.1%
		2,649,531
TOTAL TERM LOANS (Cost $61,334,586)		$61,548,978

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.3%
Commercial & Residential - 4.7%		23,304,941	4.7%
Federal Home Loan Mortgage Corp. - 0.3%		1,568,646	0.3%
Federal National Mortgage Association - 0.3%		1,710,888	0.3%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $23,291,471)		$26,584,475

ASSET BACKED SECURITIES - 0.9%
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)	2,837,713	2,832,267	0.6%
OTHER SECURITIES		1,606,771	0.3%
TOTAL ASSET BACKED
SECURITIES (Cost $4,399,214)		$4,439,038

COMMON STOCKS - 2.2%
Consumer Discretionary - 1.0%
Charter
Communications, Inc.,
Class A (I)	26,089	3,567,932	0.7%
OTHER SECURITIES		1,323,356	0.3%
		4,891,288
Financials - 1.2%		5,976,893	1.2%
TOTAL COMMON STOCKS (Cost $7,150,249)		$10,868,181

PREFERRED SECURITIES - 7.1%
Financials - 4.9%
Weyerhaeuser
Company, 6.375%	63,700	3,569,748	0.7%
OTHER SECURITIES		20,529,275	4.2%
		24,099,023
Industrials - 0.3%		1,664,179	0.3%
Materials - 0.0%		203,450	0.0%
Telecommunication Services - 0.3%		1,569,090	0.3%
Utilities - 1.6%
Dominion
Resources, Inc., 6.000%	38,600	2,092,506	0.4%
PPL Corp., 8.750%	50,715	2,681,809	0.5%

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

PREFERRED SECURITIES (continued)
Utilities (continued)
OTHER SECURITIES		$3,109,171	0.7%
		7,883,486
TOTAL PREFERRED
SECURITIES (Cost $35,284,136)		$35,419,228
Investment Companies 0.1%		523,275	0.1%
TOTAL INVESTMENT COMPANIES (Cost $683,189)		$523,275

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%		12,381	0.0%
TOTAL ESCROW CERTIFICATES (Cost $76)		$12,381

PURCHASED OPTIONS - 0.2%
Call Options - 0.2%		793,857	0.2%
TOTAL PURCHASED OPTIONS (Cost $1,314,719)		$793,857
Warrants 0.0%		30,243	0.0%
TOTAL WARRANTS (Cost $0)		$30,243

SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreement - 0.8%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2013
at 0.010% to be repurchased
at $3,840,002 on 01/02/2014,
collateralized by $4,009,200
U.S. Treasury Note, 0.750%
due 02/28/2018 (valued at
$3,916,899,
including interest)	$3,840,000	$3,840,000	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,840,000)		$3,840,000
Total Investments (Strategic Income Opportunities
Trust) (Cost $477,013,335) - 98.2%		$487,357,591	98.2%
Other Assets And Liabilities, Net - 1.8%		9,007,526	1.8%
TOTAL NET ASSETS - 100.0%		$496,365,117	100.0%

Total Bond Market Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 68.2%
U.S. Treasury Bonds - 8.2%
3.625%, 08/15/2043	$8,120,000	$7,636,592	1.6%
4.250%, 05/15/2039
to 11/15/2040	4,060,000	4,311,875	0.9%
4.500%, 02/15/2036	2,000,000	2,218,124	0.5%
4.750%, 02/15/2041	2,000,000	2,292,500	0.5%
7.875%, 02/15/2021	3,400,000	4,620,811	1.0%
9.250%, 02/15/2016	5,700,000	6,758,063	1.4%
OTHER SECURITIES		10,769,791	2.3%
		38,607,756
U.S. Treasury Notes - 26.7%
2.750%, 11/15/2023	17,000,000	16,601,554	3.5%

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.250%, 05/31/2015
to 11/30/2015	$17,500,000	$17,491,271	3.7%
0.625%, 05/31/2017
to 04/30/2018	8,600,000	8,410,702	1.8%
0.750%, 12/31/2017	3,700,000	3,616,750	0.8%
0.875%, 04/30/2017	5,000,000	4,984,375	1.1%
1.000%, 10/31/2016
to 03/31/2017	4,550,000	4,562,877	1.0%
1.500%, 06/30/2016
to 03/31/2019	13,000,000	12,942,263	2.7%
1.875%, 08/31/2017	2,000,000	2,052,656	0.4%
2.000%, 04/30/2016
to 02/15/2022	7,500,000	7,546,523	1.6%
2.125%, 05/31/2015	10,400,000	10,676,661	2.3%
2.625%, 11/15/2020	5,800,000	5,887,000	1.2%
2.750%, 02/15/2019	7,000,000	7,330,316	1.6%
3.000%, 09/30/2016
to 02/28/2017	6,720,000	7,150,855	1.5%
3.125%, 10/31/2016
to 05/15/2021	2,200,000	2,329,087	0.5%
3.250%, 06/30/2016	3,650,000	3,894,094	0.8%
4.250%, 11/15/2017	7,300,000	8,125,243	1.7%
OTHER SECURITIES		2,542,430	0.5%
		126,144,657
Federal Farm Credit Bank - 0.2%		978,282	0.2%
Federal Home Loan Bank - 0.5%		2,111,896	0.5%
Federal Home Loan Mortgage Corp. - 8.1%
3.000%, 10/01/2042	3,618,132	3,429,593	0.7%
3.500%, TBA (C)	4,300,000	4,261,703	0.9%
3.500%, 12/01/2025	3,081,093	3,215,449	0.7%
4.000%, 02/01/2024
to 12/01/2040	3,674,722	3,780,098	0.8%
4.500%, TBA (C)	2,000,000	2,116,376	0.4%
4.500%, 05/01/2024
to 07/01/2041	5,326,383	5,669,057	1.2%
5.000%, TBA (C)	2,300,000	2,482,562	0.5%
5.500%, 08/23/2017
to 01/01/2039	4,187,393	4,667,184	1.0%
OTHER SECURITIES		8,783,725	1.9%
		38,405,747
Federal National Mortgage Association - 16.4%
2.500%, 05/01/2028	2,357,852	2,334,458	0.5%
3.000%, TBA (C)	4,700,000	4,791,062	1.0%
3.000%, 01/01/2027
to 04/01/2043	10,820,475	10,498,704	2.2%
3.500%, TBA (C)	8,300,000	8,242,938	1.7%
3.500%, 12/01/2025
to 12/01/2040	4,977,584	5,042,719	1.1%
4.000%, 08/01/2020
to 05/01/2042	8,788,023	9,086,958	1.9%
4.375%, 10/15/2015	6,350,000	6,797,675	1.4%
4.500%, TBA (C)	4,100,000	4,345,617	0.9%
4.500%, 06/01/2018
to 02/01/2041	5,087,108	5,398,662	1.1%
5.000%, 12/01/2018
to 07/01/2039	5,290,778	5,727,537	1.2%
5.500%, 08/01/2017
to 11/01/2038	4,328,803	4,748,030	1.0%
6.000%, 01/01/2021
to 08/01/2038	2,862,056	3,159,107	0.7%

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
7.250%, 05/15/2030	$1,450,000	$1,985,591	0.4%
OTHER SECURITIES		5,233,268	1.3%
		77,392,326
Government National Mortgage Association - 7.3%
3.000%, 08/15/2043	3,664,935	3,542,245	0.8%
3.500%, 01/15/2043	7,162,373	7,228,122	1.5%
4.000%, 11/15/2026
to 02/15/2041	8,624,576	8,990,423	1.9%
4.500%, 05/15/2019
to 10/20/2040	5,546,809	5,930,200	1.3%
5.000%, 05/15/2018
to 07/20/2040	4,490,360	4,893,487	1.0%
5.500%, 08/15/2023
to 09/20/2039	1,782,238	1,965,701	0.4%
OTHER SECURITIES		2,059,865	0.4%
		34,610,043
Tennessee Valley Authority - 0.6%		2,840,892	0.6%
The Financing Corp. - 0.2%		892,139	0.2%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $312,529,269)		$321,983,738

FOREIGN GOVERNMENT
OBLIGATIONS - 3.2%
Brazil - 0.4%		1,710,280	0.4%
Canada - 0.7%		3,265,749	0.7%
Chile - 0.1%		530,400	0.1%
Colombia - 0.1%		567,875	0.1%
Israel - 0.2%		1,127,039	0.2%
Italy - 0.1%		355,615	0.1%
Japan - 0.3%		1,293,841	0.3%
Mexico - 0.3%		1,490,700	0.3%
Panama - 0.1%		413,475	0.1%
Peru - 0.1%		432,550	0.1%
Philippines - 0.2%		1,037,500	0.2%
Poland - 0.0%		128,563	0.0%
South Africa - 0.2%		788,100	0.2%
Sweden - 0.1%		591,735	0.1%
Turkey - 0.3%		1,213,200	0.3%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $14,829,428)		$14,946,622

CORPORATE BONDS - 23.8%
Consumer Discretionary - 2.1%		9,733,742	2.1%
Consumer Staples - 1.9%		8,948,337	1.9%
Energy - 2.9%		13,628,976	2.9%
Financials - 8.1%		38,068,310	8.1%
Health Care - 1.7%		7,996,570	1.7%
Industrials - 1.7%		7,954,373	1.7%
Information Technology - 1.2%		5,823,813	1.2%
Materials - 1.1%		5,235,135	1.1%

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Telecommunication Services - 1.3%		$6,154,372	1.3%
Utilities - 1.8%		8,585,556	1.8%
TOTAL CORPORATE BONDS (Cost $105,594,816)		$112,129,184
Municipal Bonds - 0.9%		4,162,511	0.9%
TOTAL MUNICIPAL BONDS (Cost $3,853,752)		$4,162,511

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.4%
Commercial & Residential - 2.4%		11,292,714	2.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $10,226,711)		$11,292,714
Asset Backed Securities 0.1%		505,194	0.1%
TOTAL ASSET BACKED
SECURITIES (Cost $524,988)		$505,194

SECURITIES LENDING COLLATERAL - 0.0%
John Hancock Collateral
Investment Trust,
0.1556% (W)(Y)	20,040	200,547	0.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $200,558)		$200,547

SHORT-TERM INVESTMENTS - 5.4%
Money Market Funds - 5.4%
State Street Institutional
U.S. Government Money Market
Fund, 0.0000% (Y)	25,622,834	25,622,834	5.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $25,622,834)		$25,622,834
Total Investments (Total Bond Market Trust B)
(Cost $473,382,356) - 104.0%		$490,843,344	104.0%
Other Assets And Liabilities, Net - (4.0%)		(19,092,033)	(4.0)%
TOTAL NET ASSETS - 100.0%		$471,751,311	100.0%

Total Return Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 82.2%
Treasury Inflation Protected Securities - 7.1%
0.125%, 04/15/2017
to 07/15/2022	$36,592,795	35,146,847	1.1%
1.250%, 07/15/2020	13,280,152	14,197,306	0.4%
1.750%, 01/15/2028	24,304,602	25,966,040	0.8%
2.000%, 01/15/2026	11,885,579	13,147,495	0.4%
2.375%, 01/15/2025
to 01/15/2027	67,232,760	77,231,157	2.4%
2.500%, 01/15/2029	20,343,169	23,852,366	0.7%
OTHER SECURITIES		37,452,821	1.3%
		226,994,032
U.S. Treasury Notes - 30.6%
0.625%, 07/15/2016
to 08/31/2017	117,200,000	116,808,945	3.6%

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.625%, 08/15/2016
to 12/15/2016 (D)	$355,100,000	$354,821,821	11.1%
0.875%, 09/15/2016
to 04/30/2017	85,500,000	85,580,063	2.7%
1.250%, 10/31/2018	71,900,000	70,445,175	2.2%
1.250%, 11/30/2018 (D)	126,200,000	123,429,531	3.8%
1.500%, 07/31/2016
to 12/31/2018	88,100,000	87,195,356	2.7%
1.500%, 08/31/2018 (D)	116,900,000	116,242,438	3.6%
OTHER SECURITIES		25,226,013	0.9%
		979,749,342
Federal Home Loan Mortgage Corp. - 4.8%
1.000%, 03/08/2017
to 09/29/2017	48,500,000	48,313,804	1.5%
1.250%, 05/12/2017
to 10/02/2019	29,900,000	28,528,793	0.9%
4.000%, TBA (C)	16,000,000	16,428,702	0.5%
4.000%, 09/01/2035
to 11/01/2041	23,132,822	23,777,212	0.7%
4.500%, TBA (C)	14,000,000	14,814,631	0.5%
4.500%, 10/01/2025
to 10/01/2041	12,031,176	12,742,732	0.4%
OTHER SECURITIES		10,232,720	0.3%
		154,838,594
Federal National Mortgage Association - 38.4%
0.875%, 08/28/2017
to 05/21/2018	11,700,000	11,445,974	0.4%
3.500%, TBA (C)	16,000,000	16,721,250	0.5%
3.500%, 01/01/2026
to 09/01/2043	23,246,100	23,121,592	0.7%
4.000%, TBA (C)	252,000,000	259,134,112	8.1%
4.000%, 08/01/2018
to 03/01/2042	23,064,158	24,372,852	0.8%
4.500%, TBA (C)	96,300,000	101,753,026	3.2%
4.500%, 01/01/2016
to 11/01/2043	278,407,102	295,289,331	9.2%
5.000%, TBA (C)	126,500,000	137,403,358	4.3%
5.000%, 02/13/2017
to 04/01/2042	31,983,801	34,927,435	1.1%
5.500%, 03/01/2021
to 09/01/2041	178,024,693	195,707,331	6.1%
6.000%, 12/01/2016
to 05/01/2041	62,887,162	69,575,378	2.2%
OTHER SECURITIES		63,522,243	1.8%
		1,232,973,882
Government National Mortgage Association - 1.2%
5.000%, 01/15/2035
to 11/15/2039	34,459,007	37,439,856	1.2%
OTHER SECURITIES		1,164,724	0.0%
		38,604,580
Small Business Administration - 0.1%		2,029,408	0.1%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,659,426,017)		$2,635,189,838

Total Return Trust (continued)

	Shares or			% of
	Principal			Net
	Amount		Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS - 5.8%
Brazil - 0.0%			$1,010,000	0.0%
Canada - 1.3%
Province of Ontario
4.200%, 06/02/2020	CAD	22,100,000	22,478,649	0.7%
OTHER SECURITIES			19,718,872	0.6%
			42,197,521
Italy - 2.4%
Republic of Italy
2.750%, 12/01/2015	EUR	17,200,000	24,320,898	0.8%
Republic of Italy
3.000%, 11/01/2015		16,900,000	23,990,415	0.7%
OTHER SECURITIES			27,429,293	0.9%
			75,740,606
South Korea - 0.6%			19,438,048	0.6%
Spain - 1.5%
Kingdom of Spain
4.000%, 07/30/2015		16,500,000	23,548,665	0.7%
OTHER SECURITIES			23,088,442	0.8%
			46,637,107
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $185,052,590)			$185,023,282

CORPORATE BONDS - 10.7%
Consumer Discretionary - 1.2%
President and Fellows of
Harvard College
6.500%, 01/15/2039 (S)		$21,300,000	27,024,354	0.8%
OTHER SECURITIES			9,937,992	0.4%
			36,962,346
Energy - 1.1%			35,220,582	1.1%
Financials - 7.3%
Ally Financial, Inc.
2.750%, 01/30/2017		13,200,000	13,249,500	0.4%
Bank of America Corp.
6.500%, 08/01/2016		15,700,000	17,725,536	0.6%
Lloyds TSB Bank PLC
(12.000% to 12/16/2024, then
3 month LIBOR + 11.750%)
12/16/2024 (Q)(S)		14,600,000	19,654,622	0.6%
Springleaf Finance Corp.
6.500%, 09/15/2017		11,500,000	12,305,000	0.4%
The Bear Stearns
Companies LLC
7.250%, 02/01/2018		9,600,000	11,489,962	0.4%
OTHER SECURITIES			159,780,179	4.9%
			234,204,799
Health Care - 0.2%			5,758,619	0.2%
Industrials - 0.2%			7,330,640	0.2%
Materials - 0.4%			13,410,171	0.4%
Telecommunication Services - 0.3%			8,200,500	0.3%
Utilities - 0.0%			1,253,236	0.0%
TOTAL CORPORATE BONDS (Cost $314,508,181)			$342,340,893

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%			$5,011,375	0.2%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,819,286)			$5,011,375

MUNICIPAL BONDS - 4.0%
New Jersey State Turnpike
Authority 7.414%, 01/01/2040		$9,000,000	11,992,050	0.4%
OTHER SECURITIES			115,677,243	3.6%
TOTAL MUNICIPAL BONDS (Cost $117,733,934)			$127,669,293

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.7%
Commercial & Residential - 4.2%
5.695%, 09/15/2040 (P)		11,200,000	12,367,242	0.4%
OTHER SECURITIES			124,045,658	3.8%
			136,412,900
Federal Home Loan Mortgage Corp. - 0.2%			7,942,854	0.2%
Federal National Mortgage Association - 0.2%			6,236,594	0.2%
Government National Mortgage Association - 0.1%			1,818,859	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $146,280,075)			$152,411,207
Asset Backed Securities 1.7%			55,350,061	1.7%
TOTAL ASSET BACKED
SECURITIES (Cost $54,315,675)			$55,350,061

PREFERRED SECURITIES - 0.9%
Financials - 0.9%
Wells Fargo & Company,
Series L, 7.500%		14,800	16,354,000	0.5%
OTHER SECURITIES			13,777,597	0.4%
			30,131,597
TOTAL PREFERRED
SECURITIES (Cost $37,161,821)			$30,131,597

SHORT-TERM INVESTMENTS - 7.2%
Certificate of Deposit - 0.6%
Itau Unibanco Holding SA
1.466%, 10/31/2014 *		$20,000,000	$19,760,262	0.6%
U.S. Government - 0.1%			4,422,443	0.1%
Foreign Government - 2.4%
Kingdom of Spain
0.838%, 10/17/2014 *	EUR	14,900,000	20,354,640	0.6%
Republic of Italy
1.022%, 09/12/2014 *		23,900,000	32,691,146	1.0%
OTHER SECURITIES			23,555,839	0.8%
			76,601,625

Total Return Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 4.1%
Repurchase Agreement with
Barclays Capital dated
12/18/2013 - 12/31/2013 at
0.010% - 0.040% to be
repurchased at $26,100,292 on
01/02/2014 - 01/10/2014,
collateralized by $10,441,767
U.S. Treasury Inflation
Indexed Notes, 1.250% due
07/15/2020 (valued at
$11,258,908, including
interest) and $15,455,000
U.S. Treasury Notes, 1.500%
due 12/31/2018 (valued at
$15,306,487,
including interest)		$26,100,000	$26,100,000	0.8%
Repurchase Agreement with
Royal Bank of Canada dated
12/31/2013 at 0.005% to be
repurchased at $41,400,012 on
01/02/2014, collateralized by
$43,397,000 U.S. Treasury
Notes, 0.750% due
03/31/2018 (valued at
$42,312,969,
including interest)		41,400,000	41,400,000	1.3%
Repurchase Agreement with
Royal Bank of Scotland dated
11/25/2013 - 12/20/2013 at
0.080% - 0.090% to be
repurchased at $60,106,849 on
01/23/2014 - 1/24/2014,
collateralized by $59,175,000
U.S. Treasury Notes, 1.500% -
4.250% due 11/15/2014 -
06/30/2016 (valued at
$61,103,112,
including interest)		60,100,000	60,100,000	1.9%
OTHER SECURITIES			2,800,000	0.1%
			130,400,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $230,504,006)			$231,184,330
Total Investments (Total Return Trust)
(Cost $3,749,801,585) - 117.4%			$3,764,311,876	117.4%
Other Assets And Liabilities, Net - (17.4%)			(556,921,063)	(17.4)%
TOTAL NET ASSETS - 100.0%			$3,207,390,813	100.0%

Ultra Short Term Bond Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 9.4%
Federal Home Loan Bank - 1.3%
0.500%, 01/08/2016		$2,865,000	$2,865,003	1.3%
Federal Home Loan Mortgage Corp. - 2.8%			6,092,012	2.8%
Federal National Mortgage Association - 4.7%
2.317%, 05/01/2036 (P)		1,729,334	1,814,278	0.8%

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
OTHER SECURITIES		$8,627,300	3.9%
		10,441,578
Government National Mortgage Association - 0.6%		1,374,550	0.6%
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $20,799,582)		$20,773,143

CORPORATE BONDS - 44.4%
Consumer Discretionary - 6.0%
American Honda Finance Corp.
0.612%, 05/26/2016 (S)	$2,000,000	2,004,594	0.9%
COX Communications, Inc.
5.450%, 12/15/2014	2,000,000	2,090,102	0.9%
TCI Communications, Inc.
8.750%, 08/01/2015	1,625,000	1,827,574	0.8%
Time Warner Cable, Inc.
3.500%, 02/01/2015	1,500,000	1,541,175	0.7%
Viacom, Inc.
4.375%, 09/15/2014	1,700,000	1,744,338	0.8%
OTHER SECURITIES		4,134,052	1.9%
		13,341,835
Energy - 1.4%		3,176,279	1.4%
Financials - 17.0%
Abbey National Treasury
Services PLC
3.875%, 11/10/2014 (S)	1,500,000	1,540,920	0.7%
Bank of America Corp.
3.700%, 09/01/2015	1,582,000	1,653,682	0.7%
BB&T Corp.
3.200%, 03/15/2016	1,500,000	1,568,474	0.7%
Citigroup, Inc.
4.875%, 05/07/2015	1,750,000	1,835,880	0.8%
Ford Motor Credit Company LLC
5.625%, 09/15/2015	1,500,000	1,614,405	0.7%
Hartford Financial Services
Group, Inc.
4.000%, 03/30/2015	2,000,000	2,077,786	0.9%
National Rural Utilities Cooperative
Finance Corp.
0.537%, 11/23/2016 (P)	2,000,000	1,998,234	0.9%
The Royal Bank of Scotland PLC
4.375%, 03/16/2016	1,750,000	1,867,476	0.8%
XL Capital, Ltd.
5.250%, 09/15/2014	2,000,000	2,061,404	0.9%
OTHER SECURITIES		21,411,359	9.9%
		37,629,620
Health Care - 4.2%
AbbVie, Inc.
0.998%, 11/06/2015 (P)	2,000,000	2,020,568	0.9%
Express Scripts Holding Company
2.100%, 02/12/2015	2,500,000	2,536,233	1.2%
Quest Diagnostics, Inc.
5.450%, 11/01/2015	1,855,000	1,999,399	0.9%
WellPoint, Inc.
5.000%, 12/15/2014	2,515,000	2,622,765	1.2%
		9,178,965
Industrials - 3.4%
Hutchison Whampoa
International, Ltd.
4.625%, 09/11/2015 (S)	1,500,000	1,587,333	0.7%

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

CORPORATE BONDS (continued)
Industrials (continued)
OTHER SECURITIES		$5,908,170	2.7%
		7,495,503
Information Technology - 2.3%
Xerox Corp.
8.250%, 05/15/2014	$1,500,000	1,540,202	0.7%
OTHER SECURITIES		3,551,391	1.6%
		5,091,593
Materials - 1.9%
Rio Tinto Finance USA, Ltd.
8.950%, 05/01/2014	2,000,000	2,054,318	0.9%
OTHER SECURITIES		2,065,966	1.0%
		4,120,284
Telecommunication Services - 3.3%
AT&T, Inc.
2.400%, 08/15/2016	1,500,000	1,542,414	0.7%
Vodafone Group PLC
5.000%, 09/15/2015	1,500,000	1,603,931	0.7%
OTHER SECURITIES		4,084,610	1.9%
		7,230,955
Utilities - 4.9%
DTE Energy Company
7.625%, 05/15/2014	1,500,000	1,538,042	0.7%
Georgia Power Company
0.563%, 03/15/2016 (P)	2,000,000	2,000,136	0.9%
NiSource Finance Corp.
5.400%, 07/15/2014	2,000,000	2,049,176	0.9%
OTHER SECURITIES		5,212,358	2.4%
		10,799,712
TOTAL CORPORATE BONDS (Cost $97,826,258)		$98,064,746

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.8%
Federal National Mortgage Association - 3.8%
0.465%, 10/25/2032 (P)	4,291,573	4,274,368	2.0%
0.515%, 04/25/2042 (P)	2,069,975	2,056,212	0.9%
0.567%, 09/15/2042 (P)	2,040,386	2,010,025	0.9%
		8,340,605
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $8,429,200)		$8,340,605

ASSET BACKED SECURITIES - 16.9%
American Express Credit Account
Master Trust,
0.217%, 09/15/2016 (P)	2,935,000	2,934,401	1.3%
Cabela’s Master Credit Card Trust,
1.617%, 01/16/2018 (P)(S)	4,500,000	4,554,482	2.1%
CarMax Auto Owner Trust,
0.890%, 09/15/2016	1,961,487	1,966,724	0.9%
Citibank Credit Card Issuance Trust,
0.418%, 06/07/2016 (P)	2,000,000	2,000,674	0.9%
Citibank Omni Master Trust,
4.900%, 11/15/2018 (S)	2,000,000	2,073,246	0.9%
Discover Card Execution Note Trust,
0.860%, 11/15/2017	2,000,000	2,007,968	0.9%
Ford Credit Auto Owner Trust,
0.840%, 08/15/2016	1,613,149	1,616,448	0.7%
GE Capital Credit Card Master
Note Trust,
3.800%, 11/15/2017	2,000,000	2,054,122	0.9%

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

ASSET BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust,
1.630%, 03/15/2017	$1,781,542	$1,797,622	0.8%
Volkswagen Auto Loan
Enhanced Trust,
0.850%, 08/22/2016	2,011,077	2,016,688	0.9%
OTHER SECURITIES		14,341,206	6.6%
TOTAL ASSET BACKED
SECURITIES (Cost $37,512,904)		$37,363,581

SHORT-TERM INVESTMENTS - 23.7%
U.S. Treasury Bills - 23.7%
0.016%, 03/27/2014 *	7,000,000	6,998,978	3.2%
0.045%, 01/23/2014 *	10,000,000	9,999,900	4.5%
0.058%, 02/27/2014 *	6,000,000	5,999,766	2.7%
0.066%, 02/06/2014 *	7,000,000	6,999,895	3.2%
0.076%, 01/09/2014 *	1,900,000	1,899,996	0.8%
0.081%, 05/15/2014 *	3,500,000	3,499,321	1.6%
0.081%, 03/06/2014 *	5,000,000	4,999,495	2.3%
0.092%, 04/24/2014 *	7,000,000	6,998,691	3.2%
0.096%, 04/10/2014 *	5,000,000	4,999,355	2.2%
		52,395,397
TOTAL SHORT-TERM
INVESTMENTS (Cost $52,393,364)		$52,395,397
Total Investments (Ultra Short Term Bond Trust)
(Cost $216,961,308) - 98.2%		$216,937,472	98.2%
Other Assets And Liabilities, Net - 1.8%		3,921,964	1.8%
TOTAL NET ASSETS - 100.0%		$220,859,436	100.0%

Footnotes

Percentages are based upon net assets.

Key to Currency Abbreviations

AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
EUR	- Euro
GBP	- British Pound
IDR	- Indonesian Rupiah
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NOK	- Norwegian Krone
NZD	- New Zealand Dollar
PHP	- Philippine Peso
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
EURIBOR	- Euro Interbank Offered Rate
LIBOR	- London Interbank Offered Rate
PIK	- Paid-in-kind
PO	- Principal-Only Security (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
TBA	- To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(F)	All or a portion of this security is held at a broker to meet the margin requirements for futures contracts.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2013.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2013.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust

Summary portfolio of investments — December 31, 2013 (showing percentage of total net assets)

Certain funds had the following country concentration as a percentage of total net assets on 12-31-13:

Active Bond Trust
United States	89.3%
United Kingdom	1.4%
Cayman Islands	1.1%
Canada	1.1%
Netherlands	1.0%
Luxembourg	0.8%
Bermuda	0.6%
Ireland	0.5%
Argentina	0.4%
France	0.4%
Other Countries	3.4%
Total	100.0%

High Yield Trust
United States	77.2%
Luxembourg	5.4%
United Kingdom	3.2%
Ireland	1.8%
Australia	1.6%
Netherlands	1.4%
Canada	1.4%
Germany	1.1%
Brazil	0.9%
Spain	0.8%
Other Countries	5.2%
Total	100.0%

Income Trust
United States	79.3%
United Kingdom	7.2%
Netherlands	3.8%
Canada	2.3%
Switzerland	1.8%
Mexico	1.5%
France	0.9%
Australia	0.8%
Cayman Islands	0.5%
Luxembourg	0.5%
Other Countries	1.4%
Total	100.0%

Real Return Bond Trust
United States	81.6%
Australia	6.8%
Mexico	5.4%
Italy	1.9%
United Kingdom	1.4%
Cayman Islands	1.2%
Ireland	0.5%
Netherlands	0.5%
New Zealand	0.3%
Luxembourg	0.3%
Norway	0.1%
Total	100.0%

Strategic Income Opportunities Trust
United States	61.6%
Canada	3.5%
Australia	3.2%
Ireland	2.9%
New Zealand	2.4%
South Korea	2.2%
Malaysia	2.1%
Singapore	2.1%
Mexico	2.1%
Philippines	1.9%
Other Countries	16.0%
Total	100.0%

Total Return Trust
United States	87.7%
Italy	4.0%
Spain	2.2%
Canada	1.4%
Cayman Islands	1.2%
United Kingdom	1.2%
South Korea	0.6%
France	0.5%
Brazil	0.3%
Luxembourg	0.2%
Other Countries	0.7%
Total	100.0%

54

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Summary portfolio of investments — December 31, 2013 (showing percentage of total net assets)

The fund had the following sector distribution as a percentage of total net assets on 12-31-13:

Global Bond Trust
Foreign Government Obligations	43.6%
Financials	16.7%
Collateralized Mortgage Obligations	11.4%
U.S. Government	6.0%
Asset Backed Securities	1.8%
U.S. Government Agency	1.5%
Energy	0.7%
Consumer Discretionary	0.6%
Consumer Staples	0.6%
Industrials	0.3%
Information Technology	0.3%
Materials	0.3%
Health Care	0.2%
Purchased Options	0.2%
Utilities	0.2%
Telecommunication Services	0.1%
Short-Term Investments & Other	15.5%
Total	100.0%

55

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Active Bond Trust	Bond Trust	Bond PS Series	Core Bond Trust
Investments in unaffiliated issuers, at value	$845,740,742	$7,933,595,866	$275,505,473	$1,860,180,758
Investments in affiliated issuers, at value	874,123	3,663,828	83,454	—
Repurchase agreements, at value	5,495,000	125,660,000	7,782,000	—
Total investments, at value	852,109,865	8,062,919,694	283,370,927	1,860,180,758
Cash	3,467,811	90,664,811	5,600,262	—
Foreign currency, at value	1,610,384	—	—	—
Receivable for investments sold	672,533	—	—	782,991
Receivable for delayed delivery securities sold	—	—	—	207,843,098
Receivable for fund shares sold	9,556,399	40,703,127	3,223,316	27
Dividends and interest receivable	8,137,997	54,416,303	1,706,175	7,817,838
Receivable for securities lending income	2,425	18,704	1,767	2,486
Other assets	4,131	—	—	—
Total assets	875,561,545	8,248,722,639	293,902,447	2,076,627,198

Liabilities
Payable for investments purchased	—	661,211	981,689	26,574,923
Payable for delayed delivery securities purchased	18,490,805	—	—	349,370,211
Payable for fund shares repurchased	74,372	239,438	1,082	68,061
Payable upon return of securities loaned	872,813	3,662,000	83,116	—
Payable to affiliates
Accounting and legal services fees	17,509	163,411	5,173	34,363
Trustees’ fees	1,205	7,731	232	1,697
Other liabilities and accrued expenses	87,656	317,074	73,897	100,774
Total liabilities	19,544,360	5,050,865	1,145,189	376,150,029
Net assets	$856,017,185	$8,243,671,774	$292,757,258	$1,700,477,169

Net assets consist of
Paid-in capital	$846,942,245	$8,381,531,012	$297,952,860	$1,735,484,333
Undistributed net investment income (loss)	10,195,968	80,964,373	2,490,495	10,132,049
Accumulated undistributed net realized gain (loss) on investments	(13,108,074)	(177,811,388)	(5,679,682)	(28,060,740)
Net unrealized appreciation (depreciation) on investments	11,987,046	(41,012,223)	(2,006,415)	(17,078,473)
Net assets	$856,017,185	$8,243,671,774	$292,757,258	$1,700,477,169
Investments in unaffiliated issuers, including repurchase agreements, at cost	$838,764,035	$8,100,267,981	$285,293,879	$1,877,259,245
Investments in affiliated issuers, at cost	$874,135	$3,663,956	$83,458	—
Foreign currency, at cost	$2,090,083	—	—	—
Securities loaned, unaffiliated issuers, at value	$853,727	$3,574,955	$81,154	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$50,678,097	$248,872,474	—	$1,463,429
Shares outstanding	5,279,624	18,718,754	—	113,922
Net asset value, offering price and redemption price per share	$9.60	$13.30	—	$12.85

Series II
Net assets	$253,404,327	$628,848,810	$349,924	$8,536,618
Shares outstanding	26,351,661	47,235,763	27,717	665,066
Net asset value, offering price and redemption price per share	$9.62	$13.31	$12.62	$12.84

Series NAV
Net assets	$551,934,761	$7,365,950,490	$292,407,334	$1,690,477,122
Shares outstanding	57,474,527	554,226,016	23,164,447	132,111,238
Net asset value, offering price and redemption price per share	$9.60	$13.29	$12.62	$12.80

56

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Global Bond Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust
Investments in unaffiliated issuers, at value	$857,056,967	$327,812,922	$455,736,053	$320,531,237
Investments in affiliated issuers, at value	—	8,739,548	14,054,652	—
Repurchase agreements, at value	48,600,000	—	—	9,600,000
Total investments, at value	905,656,967	336,552,470	469,790,705	330,131,237
Cash	544,355	441,422	2,201,499	4,130,072
Foreign currency, at value	3,163,365	1,250,903	985,746	17,775
Cash held at broker for futures contracts	4,810,000	35,012	—	—
Cash held at broker for swap contracts	1,755,000	670,100	—	—
Receivable for investments sold	562,675	—	—	351,340
Receivable for delayed delivery securities sold	87,150,988	—	—	—
Receivable for forward foreign currency exchange contracts	8,071,713	48,329	—	—
Receivable for fund shares sold	4,051,278	1,404,074	—	7,147,356
Dividends and interest receivable	6,912,523	5,780,854	3,629,743	2,743,777
Receivable for securities lending income	—	19,084	5,028	—
Swap contracts, at value	553,609	—	—	2,966,765
Receivable for futures variation margin	33,601	1,875	—	—
Receivable for exchange cleared swaps	—	—	—	358
Other assets	344,708	—	—	—
Total assets	1,023,610,782	346,204,123	476,612,721	347,488,680

Liabilities
Payable for collateral held by portfolio	6,797,000	—	—	1,600,000
Payable for investments purchased	3,007,802	1,363,767	—	5,869,891
Payable for delayed delivery securities purchased	46,964,734	917,565	—	—
Payable for forward foreign currency exchange contracts	11,534,801	180,364	—	—
Payable for open reverse repurchase agreement	23,289,733	—	—	—
Payable for sale-buybacks	9,392,322	—	—	—
Payable for fund shares repurchased	419,205	184,980	—	—
Payable upon return of securities loaned	—	8,739,330	14,055,525	—
Written options, at value	2,071,371	—	—	—
Payable for sale commitments outstanding, at value	39,021,294	—	—	—
Payable for interest on securities sold short	1,967	—	—	—
Swap contracts, at value	400,659	—	—	822,296
Payable for futures variation margin	—	—	—	4,286
Payable for exchanged cleared swaps	173,109	25,768	—	—
Payable to affiliates
Accounting and legal services fees	17,839	7,268	9,127	6,765
Trustees’ fees	924	346	410	362
Other liabilities and accrued expenses	190,768	86,351	73,214	82,267
Total liabilities	143,283,528	11,505,739	14,138,276	8,385,867
Net assets	$880,327,254	$334,698,384	$462,474,445	$339,102,813

Net assets consist of
Paid-in capital	$916,082,805	$725,032,252	$478,009,308	$330,461,238
Undistributed net investment income (loss)	3,661,752	4,139,679	3,704,484	2,680,133
Accumulated undistributed net realized gain (loss) on investments	(34,741,155)	(390,785,176)	(62,883,440)	(1,055,616)
Net unrealized appreciation (depreciation) on investments	(4,676,148)	(3,688,371)	43,644,093	7,017,058
Net assets	$880,327,254	$334,698,384	$462,474,445	$339,102,813
Investments in unaffiliated issuers, including repurchase agreements, at cost	$906,747,003	$331,006,314	$412,110,046	$322,340,642
Investments in affiliated issuers, at cost	—	$8,740,201	$14,055,476	—
Foreign currency, at cost	$3,158,111	$1,249,693	$973,033	$17,754
Proceeds received on sale commitments outstanding	$39,146,719	—	—	—
Premiums received on written options	$1,595,441	—	—	—
Net unamortized upfront payment on swaps	($1,950,757)	($888,542)	—	$3,083,823
Securities loaned, unaffiliated issuers, at value	—	$8,564,105	$13,771,904	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$59,995,649	$121,800,143	—	$205,405,436
Shares outstanding	4,843,935	20,000,848	—	18,002,445
Net asset value, offering price and redemption price per share	$12.39	$6.09	—	$11.41

Series II
Net assets	$137,183,610	$116,093,458	—	$116,297,794
Shares outstanding	11,179,269	18,748,632	—	10,185,448
Net asset value, offering price and redemption price per share	$12.27	$6.19	—	$11.42

Series NAV
Net assets	$683,147,995	$96,804,783	$462,474,445	$17,399,583
Shares outstanding	55,397,613	16,077,272	38,800,526	1,529,775
Net asset value, offering price and redemption price per share	$12.33	$6.02	$11.92	$11.37

57

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Money Market Trust	Money Market Trust B	New Income Trust	Real Return Bond Trust
Investments in unaffiliated issuers, at value	$2,559,240,070	$466,628,102	$2,778,936,512	$132,945,177
Repurchase agreements, at value	—	—	—	59,900,000
Total investments, at value	2,559,240,070	466,628,102	2,778,936,512	192,845,177
Cash	71,616	17,771	3,823,860	370,388
Foreign currency, at value	—	—	707,791	137,368
Cash held at broker for futures contracts	—	—	—	105,000
Cash held at broker for swap contracts	—	—	—	373,000
Receivable for investments sold	—	—	206,172	334,485
Receivable for delayed delivery securities sold	—	—	801,497	—
Receivable for forward foreign currency exchange contracts	—	—	2,002,343	88,105
Receivable for fund shares sold	—	13,838,616	—	2,482
Dividends and interest receivable	3,419,137	509,648	19,670,808	476,439
Swap contracts, at value	—	—	—	113,250
Receivable for futures variation margin	—	—	321,953	15,944
Receivable for exchange cleared swaps	—	—	—	51,895
Receivable due from advisor	—	14,348	—	—
Other assets	—	—	—	498,760
Total assets	2,562,730,823	481,008,485	2,806,470,936	195,412,293

Liabilities
Payable for collateral held by portfolio	—	—	—	105,100
Payable for investments purchased	—	—	13,899,822	456,685
Payable for delayed delivery securities purchased	—	—	6,970,304	—
Payable for forward foreign currency exchange contracts	—	—	1,871,804	73,081
Payable for sale-buybacks	—	—	—	100,104,329
Payable for fund shares repurchased	15,832,435	—	101,728	405,403
Written options, at value	—	—	—	50,871
Swap contracts, at value	—	—	—	701,316
Payable to affiliates
Accounting and legal services fees	54,334	9,633	56,214	1,965
Trustees’ fees	2,768	481	2,776	129
Investment management fees	2,878	—	—	—
Other liabilities and accrued expenses	133,204	46,389	158,987	69,576
Total liabilities	16,025,619	56,503	23,061,635	101,968,455
Net assets	$2,546,705,204	$480,951,982	$2,783,409,301	$93,443,838

Net assets consist of
Paid-in capital	$2,546,645,551	$480,945,589	$2,787,724,299	$137,294,126
Undistributed net investment income (loss)	—	—	32,857,903	2,569,329
Accumulated undistributed net realized gain (loss) on investments	59,653	6,393	(17,904,810)	(37,631,070)
Net unrealized appreciation (depreciation) on investments	—	—	(19,268,091)	(8,788,547)
Net assets	$2,546,705,204	$480,951,982	$2,783,409,301	$93,443,838
Investments in unaffiliated issuers, including repurchase agreements, at cost	$2,559,240,070	$466,628,102	$2,802,278,852	$200,487,571
Foreign currency, at cost	—	—	$708,668	$137,390
Premiums received on written options	—	—	—	$167,606
Net unamortized upfront payment on swaps	—	—	—	$252,452

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$2,110,314,256	—	—	$7,190,206
Shares outstanding	2,110,279,478	—	—	609,347
Net asset value, offering price and redemption price per share	$1.00	—	—	$11.80

Series II
Net assets	$436,390,948	—	—	$45,585,406
Shares outstanding	436,366,091	—	—	3,916,856
Net asset value, offering price and redemption price per share	$1.00	—	—	$11.64

Series NAV
Net assets	—	$480,951,982	$2,783,409,301	$40,668,226
Shares outstanding	—	480,945,583	215,761,264	3,492,596
Net asset value, offering price and redemption price per share	—	$1.00	$12.90	$11.64

58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Bond Market Trust B	Total Return Trust
Investments in unaffiliated issuers, at value	$414,812,612	$483,517,591	$490,642,797	$3,633,911,876
Investments in affiliated issuers, at value	—	—	200,547	—
Repurchase agreements, at value	3,796,000	3,840,000	—	130,400,000
Total investments, at value	418,608,612	487,357,591	490,843,344	3,764,311,876
Cash	2,721,840	3,138,079	—	1,590,861
Foreign currency, at value	—	1,741,083	—	1,762,672
Cash held at broker for futures contracts	479,250	2,088,825	—	5,909,000
Cash held at broker for swap contracts	—	—	—	902,000
Receivable for investments sold	3,035,974	916,518	4,814,782	—
Receivable for delayed delivery securities sold	—	—	—	614,422,483
Receivable for forward foreign currency exchange contracts	—	1,407,859	—	1,067,202
Receivable for fund shares sold	—	1,126,609	4,572,503	—
Dividends and interest receivable	1,841,107	5,571,589	3,582,268	14,856,439
Receivable for securities lending income	—	—	2,320	—
Swap contracts, at value	—	—	—	2,405,049
Receivable for futures variation margin	33,281	221,528	—	—
Receivable for exchange cleared swap	—	—	—	2,393,940
Receivable due from advisor	—	—	6,423	—
Total assets	426,720,064	503,569,681	503,821,640	4,409,621,522

Liabilities
Due to custodian	—	—	4,432	—
Payable for collateral held by portfolio	—	—	—	2,573,000
Payable for investments purchased	—	3,337,635	3,931,773	—
Payable for delayed delivery securities purchased	—	596,325	26,313,406	1,174,761,602
Payable for forward foreign currency exchange contracts	—	1,870,504	—	5,668,786
Payable for sale-buybacks	—	—	—	14,969,526
Payable for fund shares repurchased	4,809,430	1,274,527	1,552,145	422,254
Payable upon return of securities loaned	—	—	201,500	—
Written options, at value	—	—	—	1,599,347
Swap contracts, at value	—	—	—	1,004,468
Payable for futures variation margin	—	—	—	935,597
Payable to affiliates
Accounting and legal services fees	8,646	9,974	9,646	65,222
Trustees’ fees	561	482	526	3,331
Other liabilities and accrued expenses	78,344	115,117	56,901	227,576
Total liabilities	4,896,981	7,204,564	32,070,329	1,202,230,709
Net assets	$421,823,083	$496,365,117	$471,751,311	$3,207,390,813

Net assets consist of
Paid-in capital	$491,606,076	$561,032,449	$461,513,798	$3,178,483,325
Undistributed net investment income (loss)	3,020,095	4,539,456	3,559,504	45,791,380
Accumulated undistributed net realized gain (loss) on investments	(71,620,429)	(80,180,674)	(10,782,979)	(62,376,181)
Net unrealized appreciation (depreciation) on investments	(1,182,659)	10,973,886	17,460,988	45,492,289
Net assets	$421,823,083	$496,365,117	$471,751,311	$3,207,390,813
Investments in unaffiliated issuers, including repurchase agreements, at cost	$420,347,726	$477,013,335	$473,181,798	$3,749,801,585
Investments in affiliated issuers, at cost	—	—	$200,558	—
Foreign currency, at cost	—	$1,745,675	—	$1,939,269
Premiums received on written options	—	—	—	$3,094,486
Net unamortized upfront payment on swaps	—	—	—	($3,528,668)
Securities loaned, unaffiliated issuers, at value	—	—	$196,944	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$62,570,600	$380,146,663	$106,473,115	$177,289,207
Shares outstanding	5,005,120	28,865,912	10,552,631	13,032,301
Net asset value, offering price and redemption price per share	$12.50	$13.17	$10.09	$13.60

Series II
Net assets	$48,703,551	$64,974,739	$78,958,603	$196,219,195
Shares outstanding	3,893,245	4,921,986	7,814,856	14,437,564
Net asset value, offering price and redemption price per share	$12.51	$13.20	$10.10	$13.59

Series NAV
Net assets	$310,548,932	$51,243,715	$286,319,593	$2,833,882,411
Shares outstanding	24,842,840	3,901,876	28,386,775	209,158,091
Net asset value, offering price and redemption price per share	$12.50	$13.13	$10.09	$13.55

59

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statement of assets and liabilities — December 31, 2013

Assets	Ultra Short Term Bond Trust
Investments in unaffiliated issuers, at value	$216,937,472
Total investments, at value	216,937,472
Cash	1,982,059
Receivable for fund shares sold	961,105
Dividends and interest receivable	1,057,480
Total assets	220,938,116

Liabilities
Payable for fund shares repurchased	7,400
Payable to affiliates
Accounting and legal services fees	4,763
Trustees’ fees	98
Other liabilities and accrued expenses	66,419
Total liabilities	78,680
Net assets	$220,859,436

Net assets consist of
Paid-in capital	$226,762,066
Undistributed net investment income (loss)	765,584
Accumulated undistributed net realized gain (loss) on investments	(6,644,378)
Net unrealized appreciation (depreciation) on investments	(23,836)
Net assets	$220,859,436
Investments in unaffiliated issuers, including repurchase agreements, at cost	$216,961,308

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$10,533,460
Shares outstanding	879,291
Net asset value, offering price and redemption price per share	$11.98

Series II
Net assets	$201,619,002
Shares outstanding	16,836,203
Net asset value, offering price and redemption price per share	$11.98

Series NAV
Net assets	$8,706,974
Shares outstanding	726,695
Net asset value, offering price and redemption price per share	$11.98

60

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2013

Investment income	Active Bond Trust	Bond Trust	Bond PS Series	Core Bond Trust
Interest	$45,290,638	$206,307,415	$6,024,853	$38,285,264
Dividends	534,169	818,875	—	—
Securities lending	16,065	242,583	10,089	28,338
Less foreign taxes withheld	(2,271)	—	—	(1,533)
Total investment income	45,838,601	207,368,873	6,034,942	38,312,069

Expenses
Investment management fees	6,554,822	44,808,705	1,385,115	10,140,684
Series I distribution and service fees	27,372	120,792	—	828
Series II distribution and service fees	650,618	1,538,753	731	25,682
Accounting and legal services fees	138,185	986,913	30,521	215,620
Professional fees	73,395	140,704	65,927	68,379
Printing and postage	44,463	216,868	3,500	33,599
Custodian fees	131,034	734,121	33,577	171,381
Trustees’ fees	15,350	101,013	3,072	22,262
Registration and filing fees	9,270	3,639	5,097	5,311
Other	34,274	174,348	19,818	24,402
Total expenses before reductions	7,678,783	48,825,856	1,547,358	10,708,148
Net expense reductions	(53,190)	(393,075)	(12,186)	(85,606)
Total expenses	7,625,593	48,432,781	1,535,172	10,622,542
Net investment income (loss)	38,213,008	158,936,092	4,499,770	27,689,527

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	4,356,028	(62,732,793)	(2,360,434)	(16,337,965)
Investments in affiliated issuers	—	15,038	(420)	(1,050)
Futures contracts	(1,009,079)	4,907,181	93,330	—
Foreign currency transactions	(226,580)	—	—	—
	3,120,369	(57,810,574)	(2,267,524)	(16,339,015)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(44,005,331)	(208,252,037)	(5,885,887)	(48,733,560)
Investments in affiliated issuers	(366)	(8,543)	(4)	(802)
Futures contracts	19,301	—	—	—
Translation of assets and liabilities in foreign currencies	(309,351)	20	(5)	4
	(44,295,747)	(208,260,560)	(5,885,896)	(48,734,358)
Net realized and unrealized gain (loss)	(41,175,378)	(266,071,134)	(8,153,420)	(65,073,373)

Increase (decrease) in net assets from operations	($2,962,370)	($107,135,042)	($3,653,650)	($37,383,846)

61

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2013

Investment income	Global Bond Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust
Interest	$27,191,066	$24,400,153	$13,260,343	$11,906,543
Dividends	82,202	761,197	9,787,529	48,727
Securities lending	—	104,418	131,355	429
Less foreign taxes withheld	—	(13,057)	(195,814)	—
Total investment income	27,273,268	25,252,711	22,983,413	11,955,699

Expenses
Investment management fees	6,434,674	2,336,581	3,507,605	2,063,297
Series I distribution and service fees	33,434	52,851	—	104,822
Series II distribution and service fees	367,252	263,914	—	308,844
Accounting and legal services fees	114,937	43,396	54,345	44,471
Professional fees	93,334	111,543	59,155	72,209
Printing and postage	27,678	7,244	6,353	10,490
Custodian fees	640,189	61,044	91,892	55,712
Trustees’ fees	11,965	3,774	5,495	4,692
Interest expense	29,439	—	—	—
Registration and filing fees	9,595	11,339	4,314	9,172
Other	26,694	13,342	8,457	7,880
Total expenses before reductions	7,789,191	2,905,028	3,737,616	2,681,589
Net expense reductions	(45,329)	(17,658)	(21,817)	(17,480)
Total expenses	7,743,862	2,887,370	3,715,799	2,664,109
Net investment income (loss)	19,529,406	22,365,341	19,267,614	9,291,590

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(2,664,785)	10,808,739	847,235	2,798,362
Investments in affiliated issuers	—	1,095	814	—
Futures contracts	(3,043,741)	49,498	—	314,573
Written options	3,614,782	204,854	—	—
Swap contracts	(2,488,904)	(1,238,106)	—	(920,784)
Foreign currency transactions	(47,432,963)	(267,137)	17,769	(307,051)
	(52,015,611)	9,558,943	865,818	1,885,100

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(28,314,242)	(7,533,068)	39,927,471	(19,300,355)
Investments in affiliated issuers	—	(856)	(1,214)	(40)
Futures contracts	1,007,969	11,112	—	(191,771)
Written options	(144,598)	89,879	—	—
Swap contracts	(6,438,601)	(94,632)	—	1,076,917
Translation of assets and liabilities in foreign currencies	13,005,036	(56,797)	10,297	(43,529)
	(20,884,436)	(7,584,362)	39,936,554	(18,458,778)
Net realized and unrealized gain (loss)	(72,900,047)	1,974,581	40,802,372	(16,573,678)

Increase (decrease) in net assets from operations	($53,370,641)	$24,339,922	$60,069,986	($7,282,088)

62

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2013

Investment income	Money Market Trust	Money Market Trust B	New Income Trust	Real Return Bond Trust
Interest	$6,841,383	$1,202,678	$85,792,311	$3,319,275
Less foreign taxes withheld	—	—	(9,343)	—
Total investment income	6,841,383	1,202,678	85,782,968	3,319,275

Expenses
Investment management fees	13,650,963	2,525,970	17,320,857	809,198
Series I distribution and service fees	1,158,104	—	—	4,213
Series II distribution and service fees	1,390,845	—	—	147,123
Accounting and legal services fees	381,368	63,371	353,066	14,553
Professional fees	96,556	60,452	93,564	73,258
Printing and postage	100,109	11,594	40,789	2,336
Custodian fees	320,825	60,733	403,391	25,378
Trustees’ fees	38,312	6,585	36,450	1,489
Registration and filing fees	15,215	14,342	4,251	5,488
Interest expense	—	—	—	149,754
Other	46,642	9,781	40,305	4,639
Total expenses before reductions	17,198,939	2,752,828	18,292,673	1,237,429
Net expense reductions	(10,357,556)	(1,596,196)	(559,329)	(5,608)
Total expenses	6,841,383	1,156,632	17,733,344	1,231,821
Net investment income (loss)	—	46,046	68,049,624	2,087,454

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	67,668	6,925	7,744,654	(602,803)
Futures contracts	—	—	6,386,071	8,408
Written options	—	—	—	162,198
Swap contracts	—	—	—	313,682
Foreign currency transactions	—	—	(1,654,204)	(44,215)
	67,668	6,925	12,476,521	(162,730)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	—	(142,895,032)	(13,111,541)
Futures contracts	—	—	3,434,626	(98,717)
Written options	—	—	—	81,747
Swap contracts	—	—	—	(610,800)
Translation of assets and liabilities in foreign currencies	—	—	(1,697,913)	222,926
	—	—	(141,158,319)	(13,516,385)
Net realized and unrealized gain (loss)	67,668	6,925	(128,681,798)	(13,679,115)

Increase (decrease) in net assets from operations	$67,668	$52,971	($60,632,174)	($11,591,661)

63

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2013

Investment income	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Bond Market Trust B	Total Return Trust
Interest	$6,223,060	$25,307,698	$14,560,375	$66,851,258
Dividends	—	2,173,152	—	1,808,525
Securities lending	4,346	—	25,205	—
Less foreign taxes withheld	—	(119,649)	—	(13,031)
Total investment income	6,227,406	27,361,201	14,585,580	68,646,752

Expenses
Investment management fees	2,734,409	3,190,864	2,408,074	22,767,650
Series I distribution and service fees	36,898	190,574	58,607	103,653
Series II distribution and service fees	140,828	172,371	266,399	590,235
Accounting and legal services fees	61,567	61,599	64,482	418,497
Professional fees	67,706	93,555	—	116,298
Printing and postage	11,613	16,343	—	76,976
Custodian fees	59,223	232,525	12,024	606,834
Trustees’ fees	6,832	6,274	6,729	43,569
Registration and filing fees	7,068	6,871	18,126	7,241
Other	11,206	12,579	3,251	421,226
Total expenses before reductions	3,137,350	3,983,555	2,837,692	25,152,179
Net expense reductions	(23,912)	(24,558)	(1,218,379)	(549,972)
Total expenses	3,113,438	3,958,997	1,619,313	24,602,207
Net investment income (loss)	3,113,968	23,402,204	12,966,267	44,044,545

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,307,840	6,976,717	(2,229,749)	(32,071,323)
Investments in affiliated issuers	730	—	(899)	—
Futures contracts	149,364	2,786,543	—	(879,978)
Written options	—	379,019	—	5,037,847
Swap contracts	—	—	—	(2,180,376)
Foreign currency transactions	—	6,104,924	—	9,206,957
	1,457,934	16,247,203	(2,230,648)	(20,886,873)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(9,736,246)	(22,414,026)	(24,271,208)	(117,208,572)
Investments in affiliated issuers	—	—	(307)	—
Futures contracts	543,279	980,287	—	(7,219,323)
Written options	—	—	—	(973,389)
Swap contracts	—	—	—	37,665,873
Translation of assets and liabilities in foreign currencies	—	(1,130,512)	—	(4,155,162)
	(9,192,967)	(22,564,251)	(24,271,515)	(91,890,573)
Net realized and unrealized gain (loss)	(7,735,033)	(6,317,048)	(26,502,163)	(112,777,446)

Increase (decrease) in net assets from operations	($4,621,065)	$17,085,156	($13,535,896)	($68,732,901)

64

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statement of operations — for the year ended December 31, 2013

Investment income	Ultra Short Term Bond Trust
Interest	$1,441,272
Total investment income	1,441,272

Expenses
Investment management fees	1,010,913
Series I distribution and service fees	4,873
Series II distribution and service fees	420,111
Accounting and legal services fees	22,821
Professional fees	55,823
Printing and postage	4,692
Custodian fees	27,265
Trustees’ fees	2,099
Registration and filing fees	12,821
Other	6,690
Total expenses before reductions	1,568,108
Net expense reductions	(9,515)
Total expenses	1,558,593
Net investment income (loss)	(117,321)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(90,028)
(90,028)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(243,746)
(243,746)
Net realized and unrealized gain (loss)	(333,774)

Increase (decrease) in net assets from operations	($451,095)

65

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Active Bond Trust		Bond Trust		Bond PS Series
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$38,213,008	$50,094,515	$158,936,092	$164,140,637	$4,499,770	$3,504,179
Net realized gain (loss)	3,120,369	3,082,927	(57,810,574)	138,567,525	(2,267,524)	2,289,482
Change in net unrealized appreciation (depreciation)	(44,295,747)	64,012,441	(208,260,560)	137,612,705	(5,885,896)	3,969,690
Increase (decrease) in net assets resulting from operations	(2,962,370)	117,189,883	(107,135,042)	440,320,867	(3,653,650)	9,763,351
Distributions to shareholders
From net investment income
Series I	(2,998,395)	(2,481,842)	(7,064,081)	(6,692,514)	—	—
Series II	(14,019,186)	(11,004,777)	(16,604,897)	(16,204,326)	(7,448)	(10,877)
Series NAV	(32,894,541)	(38,190,059)	(217,013,551)	(194,638,811)	(6,448,318)	(3,488,302)
From net realized gain
Series I	—	(423,622)	(1,824,108)	(1,651,866)	—	—
Series II	—	(1,923,359)	(4,611,912)	(4,331,725)	(916)	—
Series NAV	—	(6,176,930)	(53,803,006)	(46,163,632)	(1,016,426)	—
Total distributions	(49,912,122)	(60,200,589)	(300,921,555)	(269,682,874)	(7,473,108)	(3,499,179)
From portfolio share transactions	(350,229,332)	(52,750,154)	703,147,950	1,804,996,397	69,937,892	116,557,159
Total increase (decrease)	(403,103,824)	4,239,140	295,091,353	1,975,634,390	58,811,134	122,821,331

Net assets
Beginning of year	1,259,121,009	1,254,881,869	7,948,580,421	5,972,946,031	233,946,124	111,124,793
End of year	$856,017,185	$1,259,121,009	$8,243,671,774	$7,948,580,421	$292,757,258	$233,946,124

Undistributed net investment income (loss)	$10,195,968	$13,657,997	$80,964,373	$75,257,710	$2,490,495	$1,692,809

	Core Bond Trust		Global Bond Trust		High Yield Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$27,689,527	$32,174,844	$19,529,406	$26,350,670	$22,365,341	$18,696,599
Net realized gain (loss)	(16,339,015)	79,279,197	(52,015,611)	16,738,029	9,558,943	(3,107,532)
Change in net unrealized appreciation (depreciation)	(48,734,358)	(1,324,483)	(20,884,436)	23,392,091	(7,584,362)	27,847,623
Increase (decrease) in net assets resulting from operations	(37,383,846)	110,129,558	(53,370,641)	66,480,790	24,339,922	43,436,690
Distributions to shareholders
From net investment income
Series I	(32,288)	(51,173)	(286,085)	(5,522,458)	(7,970,907)	(5,606,030)
Series II	(171,740)	(281,183)	(350,782)	(11,834,187)	(7,348,576)	(5,891,814)
Series NAV	(37,646,924)	(47,168,248)	(3,572,140)	(51,650,847)	(6,942,864)	(7,854,139)
From net realized gain
Series I	(57,462)	(50,587)	—	—	—	—
Series II	(346,901)	(284,398)	—	—	—	—
Series NAV	(66,097,224)	(44,787,807)	—	—	—	—
Total distributions	(104,352,539)	(92,623,396)	(4,209,007)	(69,007,492)	(22,262,347)	(19,351,983)
From portfolio share transaction
Portfolio share transactions	94,239,895	39,309,555	(26,115,756)	7,130,005	(28,939,325)	(5,322,192)
Issued in reorganization	—	—	—	—	104,909,693	—
Total from portfolio share transactions	94,239,895	39,309,555	(26,115,756)	7,130,005	75,970,368	(5,322,192)
Total increase (decrease)	(47,496,490)	56,815,717	(83,695,404)	4,603,303	78,047,943	18,762,515

Net assets
Beginning of year	1,747,973,659	1,691,157,942	964,022,658	959,419,355	256,650,441	237,887,926
End of year	$1,700,477,169	$1,747,973,659	$880,327,254	$964,022,658	$334,698,384	$256,650,441

Undistributed net investment income (loss)	$10,132,049	$12,295,593	$3,661,752	$17,351,998	$4,139,679	$3,661,685

66

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Income Trust		Investment Quality Bond Trust		Money Market Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$19,267,614	$22,813,397	$9,291,590	$10,097,362	—	—
Net realized gain (loss)	865,818	(3,597,287)	1,885,100	11,893,505	$67,668	$199,067
Change in net unrealized appreciation (depreciation)	39,936,554	31,441,716	(18,458,778)	6,319,368	—	—
Increase (decrease) in net assets resulting from operations	60,069,986	50,657,826	(7,282,088)	28,310,235	67,668	199,067
Distributions to shareholders
From net investment income
Series I	—	—	(7,936,126)	(4,589,169)	—	—
Series II	—	—	(4,293,293)	(2,589,848)	—	—
Series NAV	(20,024,598)	(23,516,300)	(691,031)	(631,663)	—	—
From net realized gain
Series I	—	—	(3,932,887)	—	(158,455)	(205,115)
Series II	—	—	(2,258,631)	—	(32,855)	(57,422)
Series NAV	—	—	(336,826)	—	—	—
Total distributions	(20,024,598)	(23,516,300)	(19,448,794)	(7,810,680)	(191,310)	(262,537)
From portfolio share transactions	8,216,927	(18,082,124)	(16,676,310)	(17,877,319)	(753,283,452)	(549,254,550)
Total increase (decrease)	48,262,315	9,059,402	(43,407,192)	2,622,236	(753,407,094)	(549,318,020)

Net assets
Beginning of year	414,212,130	405,152,728	382,510,005	379,887,769	3,300,112,298	3,849,430,318
End of year	$462,474,445	$414,212,130	$339,102,813	$382,510,005	$2,546,705,204	$3,300,112,298

Undistributed net investment income (loss)	$3,704,484	$3,958,542	$2,680,133	$5,397,492	—	—

	Money Market Trust B		New Income Trust		Real Return Bond Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$46,046	$217,348	$68,049,624	$74,144,150	$2,087,454	$3,425,632
Net realized gain (loss)	6,925	24,326	12,476,521	63,126,432	(162,730)	3,886,771
Change in net unrealized appreciation (depreciation)	—	—	(141,158,319)	25,461,184	(13,516,385)	3,628,928
Increase (decrease) in net assets resulting from operations	52,971	241,674	(60,632,174)	162,731,766	(11,591,661)	10,941,331
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(194,525)	(176,587)
Series II	—	—	—	—	(1,302,235)	(1,190,220)
Series NAV	(46,046)	(217,348)	(90,569,656)	(95,188,455)	(1,167,124)	(844,290)
From net realized gain
Series NAV	(23,878)	(37,539)	(37,263,748)	(14,855,531)	—	—
Total distributions	(69,924)	(254,887)	(127,833,404)	(110,043,986)	(2,663,884)	(2,211,097)
From portfolio share transactions	(60,738,036)	(66,572,838)	118,982,038	29,026,288	(27,200,256)	(3,219,428)
Total increase (decrease)	(60,754,989)	(66,586,051)	(69,483,540)	81,714,068	(41,455,801)	5,510,806

Net assets
Beginning of year	541,706,971	608,293,022	2,852,892,841	2,771,178,773	134,899,639	129,388,833
End of year	$480,951,982	$541,706,971	$2,783,409,301	$2,852,892,841	$93,443,838	$134,899,639

Undistributed net investment income (loss)	—	—	$32,857,903	$34,409,204	$2,569,329	$2,775,512

67

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Short Term Government Income Trust		Strategic Income Opportunities Trust		Total Bond Market Trust B
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12[1]
From operations
Net investment income (loss)	$3,113,968	$6,230,082	$23,402,204	$26,322,784	$12,966,267	$6,025,634
Net realized gain (loss)	1,457,934	721,978	16,247,203	(2,607,637)	(2,230,648)	1,062,185
Change in net unrealized appreciation (depreciation)	(9,192,967)	(497,660)	(22,564,251)	29,974,295	(24,271,515)	(1,046,173)
Increase (decrease) in net assets resulting from operations	(4,621,065)	6,454,400	17,085,156	53,689,442	(13,535,896)	6,041,646
Distributions to shareholders
From net investment income
Series I	(1,330,768)	(1,284,827)	(21,335,346)	(23,819,868)	(3,760,342)	(1,126,204)
Series II	(1,003,806)	(918,236)	(3,525,112)	(4,787,003)	(2,677,783)	(1,045,821)
Series NAV	(6,523,694)	(7,049,519)	(2,896,940)	(2,172,310)	(9,838,958)	(3,889,474)
Total distributions	(8,858,268)	(9,252,582)	(27,757,398)	(30,779,181)	(16,277,083)	(6,061,499)
From portfolio share transaction
Portfolio share transactions	(118,543,500)	1,220,740	41,959,728	22,965,906	(67,844,304)	12,423,339
Issued in reorganization	—	—	—	—	—	395,133,728
Total from portfolio share transactions	(118,543,500)	1,220,740	41,959,728	22,965,906	(67,844,304)	407,557,067
Total increase (decrease)	(132,022,833)	(1,577,442)	31,287,486	45,876,167	(97,657,283)	407,537,214

Net assets
Beginning of year	553,845,916	555,423,358	465,077,631	419,201,464	569,408,594	161,871,380
End of year	$421,823,083	$553,845,916	$496,365,117	$465,077,631	$471,751,311	$569,408,594

Undistributed net investment income (loss)	$3,020,095	$3,709,829	$4,539,456	$8,073,530	$3,559,504	$3,388,401

	Total Return Trust		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$44,044,545	$72,007,162	($117,321)	$206,291
Net realized gain (loss)	(20,886,873)	127,852,838	(90,028)	(208,509)
Change in net unrealized appreciation (depreciation)	(91,890,573)	86,050,924	(243,746)	518,610
Increase (decrease) in net assets resulting from operations	(68,732,901)	285,910,924	(451,095)	516,392
Distributions to shareholders
From net investment income
Series I	(5,900,223)	(4,879,548)	(143,297)	(64,211)
Series II	(6,189,015)	(5,189,761)	(2,006,824)	(1,238,054)
Series NAV	(93,748,176)	(59,270,502)	(105,607)	(38,540)
From net realized gain
Series I	(4,343,028)	—	—	—
Series II	(4,875,248)	—	—	—
Series NAV	(67,619,863)	—	—	—
Total distributions	(182,675,553)	(69,339,811)	(2,255,728)	(1,340,805)
From portfolio share transactions	(12,931,939)	(164,103,007)	84,964,732	2,505,782
Total increase (decrease)	(264,340,393)	52,468,106	82,257,909	1,681,369

Net assets
Beginning of year	3,471,731,206	3,419,263,100	138,601,527	136,920,158
End of year	$3,207,390,813	$3,471,731,206	$220,859,436	$138,601,527

Undistributed net investment income (loss)	$45,791,380	$74,649,352	$765,584	$601,446

1	The inception date for Series I and Series II shares is 11-5-12

68

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statement of cash flows

Real Return Bond Trust For the period ended December 31, 2013
Cash flows from operating activities
Net decrease in net assets from operations	($11,591,661)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(103,181,432)
Long-term investments sold	135,419,370
Sale commitments purchased	(1,017,187)
Sale commitments sold	1,008,711
Decrease in short-term investments	6,677,849
Net amortization of premium (discount)	(520,490)
Increase in foreign currency	(93,618)
Increase in cash held at broker for futures contracts	(76,000)
Increase in receivable for investments sold	(334,485)
Increase in unrealized appreciation/depreciation for forward foreign currency exchange contracts	(153,925)
Increase in dividends and interest receivable	(145,610)
Decrease in unrealized appreciation/depreciation of swap contracts	874,134
Increase in receivable for futures variation margin	(15,944)
Decrease in other assets	79,352
Increase in cash held at broker for swap contracts	(357,999)
Increase in receivable for exchange cleared swaps	(51,895)
Decrease in payable for due to custodian	(16,547)
Decrease in payable for collateral held by Portfolio	(154,210)
Increase in payable for investments purchased	444,558
Decrease in payable for written options	(129,732)
Decrease in payable for futures variation margin	(8,210)
Increase in payable to affiliates	716
Increase in other liabilities and accrued expenses	44,585
Net change in unrealized (appreciation) depreciation on investments	13,111,541
Net realized loss on investments	602,803
Net cash provided by operating activities	$40,414,674

Cash flows from financing activities
Borrowings under sale-buybacks	$1,818,038,221
Repayments of sale-buybacks	(1,817,135,355)
Decrease in payable for sale-buybacks	(10,123,606)
Portfolio shares sold	20,502,219
Portfolio shares repurchased	(50,366,359)
Decrease in receivable for Portfolio shares sold	8,960
Decrease in payable for Portfolio shares repurchased	(968,366)
Net cash used in financing activities	($40,044,286)

Net increase in cash	$370,388

Cash at beginning of period	—

Cash at end of period	$370,388

Supplemental disclosure of cash flow information:
Cash paid for interest	$149,754
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	($2,663,884)

69

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2013	10.16	0.36	(0.33)	0.03	(0.59)	—	—	(0.59)	9.60	0.24	0.69		0.68		3.52		51		82
12-31-2012	9.72	0.40	0.54	0.94	(0.43)	(0.07)	—	(0.50)	10.16	9.71	0.69		0.68		3.97		60		86
12-31-2011	9.71	0.48	0.08	0.56	(0.55)	—	—	(0.55)	9.72	5.81	0.68		0.68		4.73		67		101
12-31-2010	9.20	0.56	0.70	1.26	(0.75)	—	—	(0.75)	9.71	13.85	0.69		0.69		5.68		77		53
12-31-2009	7.91	0.56	1.38	1.94	(0.65)	—	—	(0.65)	9.20	24.80	0.68		0.68		6.33		83		78
SERIES II
12-31-2013	10.18	0.34	(0.33)	0.01	(0.57)	—	—	(0.57)	9.62	0.05	0.89		0.88		3.31		253		82
12-31-2012	9.74	0.38	0.54	0.92	(0.41)	(0.07)	—	(0.48)	10.18	9.48	0.89		0.88		3.78		279		86
12-31-2011	9.72	0.46	0.09	0.55	(0.53)	—	—	(0.53)	9.74	5.70	0.88		0.88		4.54		298		101
12-31-2010	9.20	0.54	0.71	1.25	(0.73)	—	—	(0.73)	9.72	13.71	0.89		0.89		5.49		363		53
12-31-2009	7.91	0.54	1.38	1.92	(0.63)	—	—	(0.63)	9.20	24.54	0.88		0.88		6.12		365		78
SERIES NAV
12-31-2013	10.17	0.36	(0.34)	0.02	(0.59)	—	—	(0.59)	9.60	0.19	0.64		0.63		3.54		552		82
12-31-2012	9.73	0.41	0.53	0.94	(0.43)	(0.07)	—	(0.50)	10.17	9.76	0.64		0.63		4.02		920		86
12-31-2011	9.71	0.48	0.10	0.58	(0.56)	—	—	(0.56)	9.73	5.97	0.63		0.63		4.76		889		101
12-31-2010	9.20	0.57	0.70	1.27	(0.76)	—	—	(0.76)	9.71	13.91	0.64		0.64		5.75		903		53
12-31-2009	7.91	0.56	1.39	1.95	(0.66)	—	—	(0.66)	9.20	24.86	0.63		0.63		6.39		1,342		78
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Bond Trust
SERIES I
12-31-2013	13.99	0.27	(0.46)	(0.19)	(0.40)	(0.10)	—	(0.50)	13.30	(1.36)	0.65		0.64		1.97		249		104
12-31-2012	13.62	0.31	0.55	0.86	(0.39)	(0.10)	—	(0.49)	13.99	6.34	0.65		0.64		2.23		244		114
12-31-2011[3]	13.87	0.02	0.08	0.10	(0.35)	—	—	(0.35)	13.62	0.75 [4]	0.66	[5]	0.65	[5]	0.75	[5]	230		108	[6]
SERIES II
12-31-2013	14.01	0.24	(0.46)	(0.22)	(0.38)	(0.10)	—	(0.48)	13.31	(1.63)	0.85		0.84		1.77		629		104
12-31-2012	13.64	0.29	0.54	0.83	(0.36)	(0.10)	—	(0.46)	14.01	6.12	0.85		0.84		2.03		634		114
12-31-2011[3]	13.87	0.01	0.09	0.10	(0.33)	—	—	(0.33)	13.64	0.73[4]	0.86[5]		0.85	[5]	0.55	[5]	642		108	[6]
SERIES NAV
12-31-2013	13.98	0.28	(0.46)	(0.18)	(0.41)	(0.10)	—	(0.51)	13.29	(1.32)	0.60		0.59		2.03		7,366		104
12-31-2012	13.62	0.32	0.54	0.86	(0.40)	(0.10)	—	(0.50)	13.98	6.31	0.60		0.59		2.26		7,070		114
12-31-2011	13.48	0.41	0.34	0.75	(0.46)	(0.15)	—	(0.61)	13.62	5.58	0.61		0.60		2.96		5,101		108	[6]
12-31-2010	12.88	0.40	0.46	0.86	(0.26)	— [7]	—	(0.26)	13.48	6.65	0.62		0.62		2.99		5,369		99
12-31-2009[8]	12.50	0.18	0.23	0.41	(0.03)	—	—	(0.03)	12.88	3.24 [4]	0.67	[5]	0.67	[5]	3.31	[5]	1,429		67
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 10-31-11. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Less than $0.005 per share. 8. The inception date for Class NAV shares is 7-29-09.

Bond PS Series
SERIES II
12-31-2013	13.20	0.21	(0.43)	(0.22)	(0.31)	(0.05)	—	(0.36)	12.62	(1.72)	0.88		0.88		1.59		—	[3]	110
12-31-2012	12.66	0.26	0.46	0.72	(0.18)	—	—	(0.18)	13.20	5.67	0.92	[7]	0.91		1.98		—	[3]	107
12-31-2011[4]	12.50	0.18	0.18	0.36	(0.11)	(0.09)	—	(0.20)	12.66	2.88 [5]	1.16	[6]	0.98	[6]	2.05	[6]	2		114
SERIES NAV
12-31-2013	13.20	0.24	(0.43)	(0.19)	(0.34)	(0.05)	—	(0.39)	12.62	(1.47)	0.63		0.63		1.84		292		110
12-31-2012	12.65	0.26	0.49	0.75	(0.20)	—	—	(0.20)	13.20	5.96	0.67	[7]	0.66		1.97		234		107
12-31-2011[4]	12.50	0.18	0.20	0.38	(0.14)	(0.09)	—	(0.23)	12.65	2.98 [5]	0.83	[6]	0.73	[6]	2.12	[6]	109		114
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $500,000. 4. The inception date for Series II and Series NAV shares is 4-28-11. 5. Not annualized. 6. Annualized. 7. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

70

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Core Bond Trust
SERIES I
12-31-2013	13.96	0.21	(0.50)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.85	(2.16)	0.67	0.66	1.54	1	326
12-31-2012	13.83	0.25	0.64	0.89	(0.39)	(0.37)	—	(0.76)	13.96	6.47	0.67	0.67	1.79	2	367
12-31-2011	13.68	0.35	0.77	1.12	(0.44)	(0.53)	—	(0.97)	13.83	8.32	0.67	0.67	2.51	2	436
12-31-2010	13.24	0.37	0.56	0.93	(0.37)	(0.12)	—	(0.49)	13.68	7.08	0.68	0.68	2.71	1	562
12-31-2009	12.33	0.48	0.74	1.22	(0.31)	—	—	(0.31)	13.24	9.93	0.74	0.74	3.72	2	461
SERIES II
12-31-2013	13.95	0.18	(0.50)	(0.32)	(0.26)	(0.53)	—	(0.79)	12.84	(2.35)	0.87	0.86	1.34	9	326
12-31-2012	13.82	0.23	0.63	0.86	(0.36)	(0.37)	—	(0.73)	13.95	6.27	0.87	0.87	1.60	12	367
12-31-2011	13.68	0.33	0.75	1.08	(0.41)	(0.53)	—	(0.94)	13.82	8.04	0.87	0.87	2.33	14	436
12-31-2010	13.23	0.34	0.57	0.91	(0.34)	(0.12)	—	(0.46)	13.68	6.92	0.88	0.88	2.47	14	562
12-31-2009	12.33	0.46	0.72	1.18	(0.28)	—	—	(0.28)	13.23	9.61	0.93	0.93	3.53	12	461
SERIES NAV
12-31-2013	13.91	0.22	(0.51)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.80	(2.11)	0.62	0.61	1.60	1,690	326
12-31-2012	13.78	0.26	0.63	0.89	(0.39)	(0.37)	—	(0.76)	13.91	6.54	0.62	0.62	1.84	1,734	367
12-31-2011	13.64	0.36	0.76	1.12	(0.45)	(0.53)	—	(0.98)	13.78	8.32	0.62	0.62	2.59	1,676	436
12-31-2010	13.20	0.37	0.57	0.94	(0.38)	(0.12)	—	(0.50)	13.64	7.17	0.63	0.63	2.68	1,808	562
12-31-2009	12.30	0.47	0.75	1.22	(0.32)	—	—	(0.32)	13.20	9.94	0.65	0.65	3.64	1,086	461
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Global Bond Trust
SERIES I
12-31-2013	13.16	0.27	(0.98)	(0.71)	(0.06)	—	—	(0.06)	12.39	(5.42)	0.85	0.85	2.11	60	123
12-31-2012[3]	13.23	0.36	0.55	0.91	(0.98)	—	—	(0.98)	13.16	7.03	0.86	0.86	2.71	75	131
12-31-2011	12.92	0.35	0.82	1.17	(0.86)	—	—	(0.86)	13.23	9.08	0.82	0.81	2.60	82	103
12-31-2010	12.14	0.32	0.92	1.24	(0.46)	—	—	(0.46)	12.92	10.30	0.83	0.83	2.50	91	394
12-31-2009	14.44	0.47	1.11	1.58	(1.79)	(2.09)	—	(3.88)	12.14	15.39	0.83	0.83	3.76	96	280
SERIES II
12-31-2013	13.04	0.24	(0.98)	(0.74)	(0.03)	—	—	(0.03)	12.27	(5.67)	1.05	1.05	1.91	137	123
12-31-2012[3]	13.14	0.33	0.55	0.88	(0.98)	—	—	(0.98)	13.04	6.81	1.06	1.06	2.51	164	131
12-31-2011	12.84	0.32	0.82	1.14	(0.84)	—	—	(0.84)	13.14	8.85	1.02	1.01	2.40	175	103
12-31-2010	12.06	0.29	0.92	1.21	(0.43)	—	—	(0.43)	12.84	10.12	1.03	1.03	2.30	195	394
12-31-2009	14.37	0.44	1.10	1.54	(1.76)	(2.09)	—	(3.85)	12.06	15.14	1.03	1.03	3.54	195	280
SERIES NAV
12-31-2013	13.12	0.27	(1.00)	(0.73)	(0.06)	—	—	(0.06)	12.33	(5.54)	0.80	0.80	2.17	683	123
12-31-2012[3]	13.18	0.37	0.55	0.92	(0.98)	—	—	(0.98)	13.12	7.15	0.81	0.81	2.76	724	131
12-31-2011	12.88	0.35	0.82	1.17	(0.87)	—	—	(0.87)	13.18	9.08	0.77	0.76	2.65	703	103
12-31-2010	12.10	0.32	0.93	1.25	(0.47)	—	—	(0.47)	12.88	10.40	0.78	0.78	2.55	749	394
12-31-2009	14.41	0.47	1.10	1.57	(1.79)	(2.09)	—	(3.88)	12.10	15.41	0.78	0.78	3.80	647	280
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-3, Reconsideration of Effective Control for Repurchase Agreements, the Portfolio now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 202%. The Portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.02, the ratio of net investment income to average net assets by 0.14% and the ratio of expenses to average net assets by 0.02%.

71

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Trust
SERIES I
12-31-2013	6.01	0.40	0.10	0.50	(0.42)	—	—	(0.42)	6.09	8.35	0.79	0.78	6.44	122	99
12-31-2012	5.46	0.44	0.58	1.02	(0.47)	—	—	(0.47)	6.01	18.99	0.77	0.77	7.39	75	80
12-31-2011	5.94	0.47	(0.42)	0.05	(0.53)	—	—	(0.53)	5.46	0.90	0.77	0.76	7.68	74	91	[3]
12-31-2010	8.17	0.70	0.38	1.08	(3.31)[4]	—	—	(3.31)	5.94	13.78	0.75	0.75	8.28	86	58	[3]
12-31-2009	5.89	0.81	2.35	3.16	(0.88)	—	—	(0.88)	8.17	54.51	0.75	0.75	11.16	88	93
SERIES II
12-31-2013	6.11	0.40	0.09	0.49	(0.41)	—	—	(0.41)	6.19	8.01	0.99	0.98	6.24	116	99
12-31-2012	5.54	0.43	0.60	1.03	(0.46)	—	—	(0.46)	6.11	18.87	0.97	0.97	7.20	82	80
12-31-2011	6.02	0.46	(0.42)	0.04	(0.52)	—	—	(0.52)	5.54	0.67	0.97	0.96	7.46	81	91	[3]
12-31-2010	8.24	0.68	0.39	1.07	(3.29)[4]	—	—	(3.29)	6.02	13.54	0.95	0.95	8.05	89	58	[3]
12-31-2009	5.93	0.81	2.36	3.17	(0.86)	—	—	(0.86)	8.24	54.36	0.95	0.95	10.92	100	93
SERIES NAV
12-31-2013	5.95	0.40	0.09	0.49	(0.42)	—	—	(0.42)	6.02	8.31	0.74	0.73	6.46	97	99
12-31-2012	5.41	0.44	0.57	1.01	(0.47)	—	—	(0.47)	5.95	19.06	0.72	0.72	7.44	100	80
12-31-2011	5.88	0.47	(0.41)	0.06	(0.53)	—	—	(0.53)	5.41	1.13	0.72	0.71	7.77	83	91	[3]
12-31-2010	8.12	0.73	0.35	1.08	(3.32)[4]	—	—	(3.32)	5.88	13.74	0.70	0.70	8.58	84	58	[3]
12-31-2009	5.86	0.81	2.33	3.14	(0.88)	—	—	(0.88)	8.12	54.50	0.70	0.70	11.23	1,698	93
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. The amount shown for net investment income per share does not correspond with distributions from net investment income due to the timing of sales and repurchase of shares throughout the period as compared to shares outstanding at distribution date.

Income Trust
SERIES NAV
12-31-2013	10.86	0.51	1.08	1.59	(0.53)	—	—	(0.53)	11.92	14.75	0.85	0.85	4.39	462	22
12-31-2012	10.18	0.60	0.73	1.33	(0.65)	—	—	(0.65)	10.86	13.23	0.86	0.85	5.56	414	24
12-31-2011	10.57	0.62	(0.34)	0.28	(0.67)	—	—	(0.67)	10.18	2.72	0.85	0.85	5.76	405	23
12-31-2010	10.09	0.64	0.62	1.26	(0.78)	—	—	(0.78)	10.57	12.71	0.85	0.85	6.17	464	37
12-31-2009	8.06	0.76	2.02	2.78	(0.75)	—	—	(0.75)	10.09	35.07	0.86	0.86	8.33	469	61
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Investment Quality Bond Trust
SERIES I
12-31-2013	12.34	0.32	(0.55)	(0.23)	(0.47)	(0.23)	—	(0.70)	11.41	(1.93)	0.69	0.68	2.68	205	79
12-31-2012	11.71	0.32	0.57	0.89	(0.26)	—	—	(0.26)	12.34	7.59	0.68	0.68	2.66	220	77
12-31-2011	11.30	0.41	0.50	0.91	(0.50)	—	—	(0.50)	11.71	8.07	0.68	0.68	3.49	222	62
12-31-2010	11.09	0.50	0.32	0.82	(0.61)	—	—	(0.61)	11.30	7.45	0.69	0.69	4.33	207	30
12-31-2009	10.36	0.50	0.78	1.28	(0.55)	—	—	(0.55)	11.09	12.45	0.70	0.70	4.60	191	20
SERIES II
12-31-2013	12.35	0.30	(0.56)	(0.26)	(0.44)	(0.23)	—	(0.67)	11.42	(2.12)	0.89	0.88	2.48	116	79
12-31-2012	11.72	0.30	0.56	0.86	(0.23)	—	—	(0.23)	12.35	7.37	0.88	0.88	2.46	137	77
12-31-2011	11.31	0.39	0.49	0.88	(0.47)	—	—	(0.47)	11.72	7.85	0.88	0.88	3.32	140	62
12-31-2010	11.09	0.48	0.32	0.80	(0.58)	—	—	(0.58)	11.31	7.30	0.89	0.89	4.13	157	30
12-31-2009	10.37	0.48	0.76	1.24	(0.52)	—	—	(0.52)	11.09	12.09	0.90	0.90	4.40	163	20
SERIES NAV
12-31-2013	12.30	0.33	(0.56)	(0.23)	(0.47)	(0.23)	—	(0.70)	11.37	(1.88)	0.64	0.63	2.71	17	79
12-31-2012	11.67	0.33	0.56	0.89	(0.26)	—	—	(0.26)	12.30	7.66	0.63	0.63	2.69	26	77
12-31-2011	11.27	0.41	0.49	0.90	(0.50)	—	—	(0.50)	11.67	8.05	0.63	0.63	3.54	18	62
12-31-2010	11.06	0.52	0.31	0.83	(0.62)	—	—	(0.62)	11.27	7.53	0.64	0.64	4.50	17	30
12-31-2009	10.34	0.50	0.77	1.27	(0.55)	—	—	(0.55)	11.06	12.43	0.65	0.65	4.67	77	20
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

72

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations						Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)		From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust
SERIES I
12-31-2013	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.56	0.24	—	2,110	—
12-31-2012	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.55	0.30	—	2,599	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.07	0.55	0.17	—	2,927	—
12-31-2010	1.00	—		—		—		—	—	[3]	—	— [3]	1.00	—	0.55	0.29	—	2,889	—
12-31-2009[4]	1.00	—	[3]	—		—	[3]	— [3]	—		—	— [3]	1.00	0.20	0.57	0.53	0.19	3,383	—
SERIES II
12-31-2013	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.76	0.24	—	436	—
12-31-2012	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.75	0.30	—	701	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.07	0.75	0.17	—	923	—
12-31-2010	1.00	—		—		—		—	—	[3]	—	— [3]	1.00	—	0.75	0.29	—	886	—
12-31-2009[4]	1.00	—	[3]	—		—	[3]	— [3]	—		—	— [3]	1.00	0.08	0.77	0.66	0.07	1,221	—
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Per share amounts have been restated to reflect a 10-1 share split effective 6-1-10.

Money Market Trust B
SERIES NAV
12-31-2013	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	[3]	—	— [3]	1.00	0.01	0.54	0.23	0.01	481	—
12-31-2012	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	[3]	—	— [3]	1.00	0.05	0.53	0.26	0.04	542	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.08	0.52	0.19	—	608	—
12-31-2010	1.00	—	[3]	—		—	[3]	— [3]	—		—	— [3]	1.00	0.05	0.53	0.27	0.05	613	—
12-31-2009	1.00	—	[3]	—		—	[3]	— [3]	—		—	— [3]	1.00	0.48	0.54	0.29	0.46	662	—
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
New Income Trust
SERIES NAV
12-31-2013	13.80	0.33		(0.62)		(0.29)		(0.43)	(0.18)		—	(0.61)	12.90	(2.12)	0.65	0.63	2.40	2,783	57
12-31-2012	13.55	0.36		0.43		0.79		(0.47)	(0.07)		—	(0.54)	13.80	5.91	0.65	0.63	2.60	2,853	77
12-31-2011	13.36	0.43		0.35		0.78		(0.56)	(0.03)		—	(0.59)	13.55	5.91	0.65	0.63	3.17	2,771	65
12-31-2010	12.83	0.43		0.46		0.89		(0.36)	—		—	(0.36)	13.36	6.96	0.68	0.66	3.19	2,979	87
12-31-2009	11.23	0.58		1.45		2.03		(0.43)	—		—	(0.43)	12.83	18.09	0.79	0.77	4.74	1,834	100
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Real Return Bond Trust
SERIES I
12-31-2013	13.36	0.25		(1.48)		(1.23)		(0.33)	—		—	(0.33)	11.80	(9.28)	0.99	0.98	1.97	7	70
12-31-2012[3]	12.49	0.35		0.75		1.10		(0.23)	—		—	(0.23)	13.36	8.86	0.98	0.98	2.67	10	53
12-31-2011	11.59	0.28		1.11		1.39		(0.49)	—		—	(0.49)	12.49	12.02	0.83	0.83	2.27	10	496
12-31-2010	11.98	0.18		0.85		1.03		(1.42)	—		—	(1.42)	11.59	8.83	0.81	0.81	1.46	10	614
12-31-2009	11.66	0.32		1.80		2.12		(1.08)	(0.72)		—	(1.80)	11.98	19.47	0.77	0.77	2.66	8	572
SERIES II
12-31-2013	13.20	0.20		(1.43)		(1.23)		(0.33)	—		—	(0.33)	11.64	(9.42)	1.19	1.18	1.61	46	70
12-31-2012[3]	12.35	0.32		0.74		1.06		(0.21)	—		—	(0.21)	13.20	8.58	1.18	1.18	2.47	73	53
12-31-2011	11.46	0.25		1.10		1.35		(0.46)	—		—	(0.46)	12.35	11.86	1.03	1.03	2.10	78	496
12-31-2010	11.85	0.16		0.84		1.00		(1.39)	—		—	(1.39)	11.46	8.67	1.01	1.01	1.29	86	614
12-31-2009	11.55	0.29		1.78		2.07		(1.05)	(0.72)		—	(1.77)	11.85	19.22	0.97	0.97	2.44	95	572
SERIES NAV
12-31-2013	13.18	0.25		(1.46)		(1.21)		(0.33)	—		—	(0.33)	11.64	(9.25)	0.94	0.93	2.01	41	70
12-31-2012[3]	12.33	0.35		0.74		1.09		(0.24)	—		—	(0.24)	13.18	8.86	0.93	0.93	2.73	52	53
12-31-2011	11.44	0.28		1.10		1.38		(0.49)	—		—	(0.49)	12.33	12.15	0.78	0.78	2.34	41	496
12-31-2010	11.85	0.20		0.82		1.02		(1.43)	—		—	(1.43)	11.44	8.81	0.76	0.76	1.54	30	614
12-31-2009	11.55	0.32		1.78		2.10		(1.08)	(0.72)		—	(1.80)	11.85	19.54	0.72	0.72	2.72	295	572
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-3, Reconsideration of Effective Control for Repurchase Agreements, the Fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Fund has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 856%. The Fund also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.18, the ratio of net investment income to average net assets by 1.36% and the ratio of expenses to average net assets by 0.13%.

73

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Short Term Government Income Trust
SERIES I
12-31-2013	12.87	0.08	(0.19)	(0.11)	(0.26)	—	—	(0.26)	12.50	(0.86)	0.65		0.65		0.62		63	55
12-31-2012	12.93	0.14	0.02	0.16	(0.22)	—	—	(0.22)	12.87	1.21	0.65		0.65		1.10		76	71
12-31-2011	12.92	0.16	0.20	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.77	0.65		0.65		1.22		89	88
12-31-2010[3]	12.88	0.09	0.15	0.24	(0.20)	—	—	(0.20)	12.92	1.86 [4]	0.66	[5]	0.66	[5]	1.00	[5]	106	130	[6],[7]
SERIES II
12-31-2013	12.88	0.05	(0.19)	(0.14)	(0.23)	—	—	(0.23)	12.51	(1.06)	0.85		0.85		0.43		49	55
12-31-2012	12.94	0.12	0.01	0.13	(0.19)	—	—	(0.19)	12.88	1.01	0.85		0.85		0.90		61	71
12-31-2011	12.93	0.13	0.20	0.33	(0.29)	(0.03)	—	(0.32)	12.94	2.56	0.85		0.85		1.02		77	88
12-31-2010[3]	12.88	0.07	0.15	0.22	(0.17)	—	—	(0.17)	12.93	1.74 [4]	0.86	[5]	0.86	[5]	0.80	[5]	86	130	[6],[7]
SERIES NAV
12-31-2013	12.86	0.09	(0.18)	(0.09)	(0.27)	—	—	(0.27)	12.50	(0.74)	0.60		0.60		0.67		311	55
12-31-2012	12.93	0.15	— [8]	0.15	(0.22)	—	—	(0.22)	12.86	1.18	0.60		0.60		1.14		417	71
12-31-2011	12.92	0.17	0.19	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.82	0.60		0.60		1.27		390	88
12-31-2010	12.71	0.18	0.23	0.41	(0.20)	—	—	(0.20)	12.92	3.28	0.64	[9,11]	0.63		1.39		413	130	[6]
12-31-2009[1][0]	12.50	0.16	0.09	0.25	(0.04)	—	—	(0.04)	12.71	1.96	0.76		0.73		1.25		160	114
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 4-30-10. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-2010 to 12-31-2010. 8. Less than $0.005 per share. 9. Includes the impact of expense recapture which amounted to less than 0.005% of average net assets. 10. The inception date for Class NAV shares is 1-2-09. 11. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense.

Strategic Income Opportunities Trust
SERIES I
12-31-2013	13.44	0.65	(0.15)	0.50	(0.77)	—	—	(0.77)	13.17	3.74	0.78		0.78		4.75		380	45
12-31-2012	12.75	0.80	0.82	1.62	(0.93)	—	—	(0.93)	13.44	12.86	0.79		0.79		5.91		359	44
12-31-2011	14.00	0.97	(0.70)	0.27	(1.52)	—	—	(1.52)	12.75	2.02	0.78		0.78		6.87		318	50
12-31-2010	13.31	1.16	0.92	2.08	(1.39)	—	—	(1.39)	14.00	15.89	0.82		0.82		8.25		307	68	[3]
12-31-2009	11.20	0.95	1.97	2.92	(0.81)	—	—	(0.81)	13.31	26.66	0.85	[4]	0.85	[4]	7.67	[4]	28	87
SERIES II
12-31-2013	13.47	0.63	(0.16)	0.47	(0.74)	—	—	(0.74)	13.20	3.53	0.98		0.98		4.56		65	45
12-31-2012	12.78	0.77	0.82	1.59	(0.90)	—	—	(0.90)	13.47	12.61	0.99		0.99		5.72		73	44
12-31-2011	14.02	0.94	(0.69)	0.25	(1.49)	—	—	(1.49)	12.78	1.89	0.98		0.98		6.67		75	50
12-31-2010	13.33	1.16	0.89	2.05	(1.36)	—	—	(1.36)	14.02	15.61	1.02		1.02		8.01		91	68	[3]
12-31-2009	11.22	0.92	1.98	2.90	(0.79)	—	—	(0.79)	13.33	26.34	1.05	[4]	1.05	[4]	7.43	[4]	14	87
SERIES NAV
12-31-2013	13.41	0.65	(0.15)	0.50	(0.78)	—	—	(0.78)	13.13	3.72	0.73		0.73		4.79		51	45
12-31-2012	12.72	0.80	0.82	1.62	(0.93)	—	—	(0.93)	13.41	12.95	0.74		0.74		5.95		33	44
12-31-2011	13.97	0.97	(0.69)	0.28	(1.53)	—	—	(1.53)	12.72	2.08	0.73		0.73		6.91		26	50
12-31-2010	13.29	1.18	0.90	2.08	(1.40)	—	—	(1.40)	13.97	15.90	0.77		0.77		8.36		23	68	[3]
12-31-2009	11.18	0.94	1.99	2.93	(0.82)	—	—	(0.82)	13.29	26.77	0.80	[4]	0.80	[4]	7.64	[4]	504	87
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. Tax expense was 0.04% of average net assets for Series I, Series II and Series NAV. This expense decreased the net investment income (loss) by less than $0.01 for Series I and by $0.01 for Series II and Series NAV and the net investment income (loss) ratio by 0.04%.

Total Bond Market Trust B
SERIES I
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.49)	0.54		0.30		2.55		106	62
12-31-2012[3]	10.82	0.01	(0.02)	(0.01)	(0.10)	—	—	(0.10)	10.71	(0.14)[4]	0.56	[5]	0.30	[5]	0.62	[5]	127	29	[6],[7]
SERIES II
12-31-2013	10.73	0.25	(0.54)	(0.29)	(0.34)	—	—	(0.34)	10.10	(2.77)	0.74		0.50		2.33		79	62
12-31-2012[3]	10.82	0.01	(0.02)	(0.01)	(0.08)	—	—	(0.08)	10.73	(0.11)[4]	0.76	[5]	0.50	[5]	0.42	[5]	145	29	[6],[7]
SERIES NAV
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.44)	0.49		0.25		2.60		286	62
12-31-2012	10.46	0.34	0.09	0.43	(0.18)	—	—	(0.18)	10.71	4.08	0.52		0.25		3.16		297	29	[6]
12-31-2011	10.15	0.40	0.37	0.77	(0.46)	—	—	(0.46)	10.46	7.60	0.53		0.25		3.87		162	21
12-31-2010	9.97	0.41	0.24	0.65	(0.47)	—	—	(0.47)	10.15	6.50	0.52		0.25		3.97		165	26
12-31-2009	9.87	0.47	0.15	0.62	(0.52)	—	—	(0.52)	9.97	6.29	0.52		0.25		4.64		158	29
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

74

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Return Trust
SERIES I
12-31-2013	14.69	0.19	(0.48)	(0.29)	(0.46)	(0.34)	—	(0.80)	13.60	(2.03)		0.78		0.76		1.28		177	162
12-31-2012[3]	13.81	0.30	0.87	1.17	(0.29)	—	—	(0.29)	14.69	8.49		0.78		0.78		2.04		242	144
12-31-2011	14.46	0.28	0.27	0.55	(0.63)	(0.57)	—	(1.20)	13.81	3.84		0.78		0.78		1.97		284	280
12-31-2010	13.99	0.28	0.79	1.07	(0.35)	(0.25)	—	(0.60)	14.46	7.72		0.77		0.77		1.94		329	545
12-31-2009	13.47	0.49	1.25	1.74	(0.56)	(0.66)	—	(1.22)	13.99	13.59		0.77		0.77		3.52		348	244
SERIES II
12-31-2013	14.68	0.16	(0.48)	(0.32)	(0.43)	(0.34)	—	(0.77)	13.59	(2.23)		0.98		0.96		1.09		196	162
12-31-2012[3]	13.80	0.26	0.88	1.14	(0.26)	—	—	(0.26)	14.68	8.28		0.98		0.98		1.84		279	144
12-31-2011	14.44	0.25	0.28	0.53	(0.60)	(0.57)	—	(1.17)	13.80	3.71		0.98		0.98		1.76		291	280
12-31-2010	13.97	0.25	0.79	1.04	(0.32)	(0.25)	—	(0.57)	14.44	7.48		0.97		0.97		1.74		345	545
12-31-2009	13.46	0.45	1.25	1.70	(0.53)	(0.66)	—	(1.19)	13.97	13.28		0.97		0.97		3.30		344	244
SERIES NAV
12-31-2013	14.64	0.19	(0.47)	(0.28)	(0.47)	(0.34)	—	(0.81)	13.55	(1.99)		0.73		0.71		1.33		2,834	162
12-31-2012[3]	13.76	0.30	0.88	1.18	(0.30)	—	—	(0.30)	14.64	8.57		0.73		0.73		2.09		2,951	144
12-31-2011	14.41	0.29	0.27	0.56	(0.64)	(0.57)	—	(1.21)	13.76	3.90		0.73		0.73		2.01		2,845	280
12-31-2010	13.94	0.29	0.79	1.08	(0.36)	(0.25)	—	(0.61)	14.41	7.81		0.72		0.72		1.99		3,032	545
12-31-2009	13.43	0.48	1.26	1.74	(0.57)	(0.66)	—	(1.23)	13.94	13.62		0.72		0.72		3.47		2,582	244
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the Fund now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the Portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 262%. The Portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.01, the ratio of net investment income to average net assets by 0.04% and the ratio of expenses to average net assets by less than 0.005%.

Ultra Short Term Bond Trust
SERIES I
12-31-2013	12.13	0.02	(0.03)	(0.01)	(0.14)	—	—	(0.14)	11.98	(0.07)		0.67		0.67		0.15		11	135
12-31-2012	12.20	0.04	0.03	0.07	(0.14)	—	—	(0.14)	12.13	0.54		0.70		0.69		0.34		8	196
12-31-2011	12.36	0.06	(0.05)	0.01	(0.17)	—	—	(0.17)	12.20	0.12		0.72	[3,7]	0.72		0.49		3	171
12-31-2010[4]	12.50	0.03	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.16)[5]		0.88	[6]	0.75	[6]	0.60	[6]	2	56
SERIES II
12-31-2013	12.13	(0.01)	(0.02)	(0.03)	(0.12)	—	—	(0.12)	11.98	(0.27)		0.87		0.87		(0.08)		202	135
12-31-2012	12.20	0.02	0.03	0.05	(0.12)	—	—	(0.12)	12.13	0.37		0.90		0.89		0.15		127	196
12-31-2011	12.36	0.04	(0.05)	(0.01)	(0.15)	—	—	(0.15)	12.20	(0.08)		0.92	[3,7]	0.92		0.29		131	171
12-31-2010[4]	12.50	0.02	(0.05)	(0.03)	(0.11)	—	—	(0.11)	12.36	(0.24)[5]		1.08	[6]	0.95	[6]	0.44	[6]	59	56
SERIES NAV
12-31-2013	12.13	0.02	(0.02)	—	(0.15)	—	—	(0.15)	11.98	(0.02)		0.62		0.62		0.17		9	135
12-31-2012	12.19	0.05	0.03	0.08	(0.14)	—	—	(0.14)	12.13	0.66		0.65		0.64		0.39		4	196
12-31-2011	12.36	0.06	(0.05)	0.01	(0.18)	—	—	(0.18)	12.19	0.09		0.67	[3,7]	0.67		0.53		3	171
12-31-2010[4]	12.50	0.03	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.13	) [5]	0.83	[6]	0.70	[6]	0.63	[6]	1	56
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes the impact of expense recapture which amounted to 0.03% of average net assets. 4. The inception date for Series I, Series II and Series NAV shares is 7-29-10. 5. Not annualized. 6. Annualized. 7. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

75

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), seventeen of which are presented in this report.

The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time (ET). In order to value the securities, the portfolios use the following valuation techniques: Equity securities held by the portfolios are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The portfolio uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolio’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

For High Yield Trust, securities with a market value of approximately $4,235,571 at the beginning of the year were transferred from Level 2 to Level 1 during the period since quoted prices in active markets for identical securities became available.

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2013, by major security category or type:

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Active Bond Trust
U.S. Government & Agency Obligations	$187,398,990	—	$187,398,990	—
Foreign Government Obligations	7,695,779	—	7,695,779	—
Corporate Bonds	378,701,546	—	378,555,703	$145,843
Capital Preferred Securities	9,518,110	—	9,518,110	—
Convertible Bonds	233,100	—	233,100	—
Term Loans	3,762,410	—	3,762,410	—
Municipal Bonds	2,511,668	—	2,511,668	—
Collateralized Mortgage Obligations	188,888,061	—	188,020,448	867,613
Asset Backed Securities	41,316,665	—	40,011,392	1,305,273
Common Stocks	1,331	—	1,331	—
Preferred Securities	4,382,019	$3,433,990	948,029	—
Securities Lending Collateral	874,123	874,123	—	—
Short-Term Investments	26,826,063	21,331,063	5,495,000	—
Total Investments in Securities	$852,109,865	$25,639,176	$824,151,960	$2,318,729

76

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Bond Trust
U.S. Government & Agency Obligations	$65,998,613	—	$65,998,613	—
Foreign Government Obligations	383,944,839	—	383,944,839	—
Corporate Bonds	170,724,117	—	170,724,117	—
Term Loans	600,750	—	600,750	—
Municipal Bonds	359,226	—	359,226	—
Collateralized Mortgage Obligations	100,760,243	—	100,760,243	—
Asset Backed Securities	15,728,582	—	15,728,582	—
Preferred Securities	1,900,944	$230,300	—	$1,670,644
Escrow Shares	2,271,375	—	2,271,375	—
Purchased Options	1,757,766	—	1,757,766	—
Short-Term Investments	161,610,512	—	161,610,512	—
Total Investments in Securities	$905,656,967	$230,300	$903,756,023	$1,670,644
Reverse Repurchase Agreement	($23,289,733)	—	($23,289,733)	—
Sale Commitments Outstanding	($39,021,295)	—	($39,021,295)	—
Other Financial Instruments:
Futures	$1,204,789	$1,204,789	—	—
Forward Foreign Currency Contracts	$3,463,088	—	$3,463,088	—
Written Options	($2,071,371)	($19,125)	($2,052,246)	—
Interest Rate Swaps	($2,875,528)	—	($2,875,528)	—
Credit Default Swaps	$173,043	—	$173,043	—

High Yield Trust
Foreign Government Obligations	$4,228,212	—	$4,228,212	—
Corporate Bonds	296,715,602	—	296,004,740	$710,862
Capital Preferred Securities	1,704,950	—	1,704,950	—
Convertible Bonds	76,881	—	76,881	—
Term Loans	8,822,904	—	8,822,904	—
Common Stocks	7,336,985	$3,757,700	7,500	3,571,785
Preferred Securities	5,937,390	3,365,164	2,572,226	—
U.S. Government & Agency Obligations	283,634	—	283,634	—
Escrow Certificates	42,525	—	42,525	—
Warrants	41,892	—	41,892	—
Securities Lending Collateral	8,739,548	8,739,548	—	—
Short-Term Investments	2,621,947	2,621,947	—	—
Total Investments in Securities	$336,552,470	$18,484,359	$313,785,464	$4,282,647
Other Financial Instruments:
Futures	$11,112	$11,112	—	—
Forward Foreign Currency Contracts	($132,035)	—	($132,035)	—
Credit Default Swaps	($1,266,994)	—	($1,266,994)	—

Income Trust
Corporate Bonds	$147,119,356	—	$147,119,356	—
Convertible Bonds	5,423,016	—	5,423,016	—
Term Loans	9,233,497	—	9,233,497	—
Common Stocks	262,483,545	$241,713,025	19,711,203	$1,059,317
Preferred Securities	25,016,768	17,292,535	6,669,219	1,055,014
Warrants	14,683	14,683	—	—
Equity Linked Securities	4,445,188	—	4,445,188	—
Securities Lending Collateral	14,054,652	14,054,652	—	—
Short-Term Investments	2,000,000	—	2,000,000	—
Total Investments in Securities	$469,790,705	$273,074,895	$194,601,479	$2,114,331

Real Return Bond Trust
U.S. Government & Agency Obligations	$104,902,172	—	$104,902,172	—
Foreign Government Obligations	4,493,158	—	4,493,158	—
Corporate Bonds	7,807,628	—	7,807,628	—
Collateralized Mortgage Obligations	6,174,356	—	6,174,356	—
Asset Backed Securities	2,940,804	—	2,940,804	—
Purchased Options	27,263	$445	26,818	—
Short-Term Investments	66,499,796	—	66,499,796	—
Total Investments in Securities	$192,845,177	$445	$192,844,732	—
Other Financial Instruments:
Futures	($101,475)	($101,475)	—	—
Forward Foreign Currency Contracts	$15,024	—	$15,024	—
Written Options	($50,871)	—	($50,871)	—
Interest Rate Swaps	($132,726)	—	($132,726)	—
Credit Default Swaps	($5,312)	—	($5,312)	—
Inflation Swaps	($139,170)	—	($139,170)	—

77

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Strategic Income Opportunities Trust
Foreign Government Obligations	$113,573,347	—	$113,573,347	—
Corporate Bonds	209,049,465	—	209,049,465	—
Capital Preferred Securities	8,809,546	—	8,809,546	—
Convertible Bonds	11,694,035	—	11,694,035	—
Municipal Bonds	171,542	—	171,542	—
Term Loans	61,548,978	—	61,548,978	—
Collateralized Mortgage Obligations	26,584,475	—	26,198,870	$385,605
Asset Backed Securities	4,439,038	—	4,439,038	—
Common Stocks	10,868,181	$10,868,181	—	—
Preferred Securities	35,419,228	32,006,498	3,088,542	324,188
Investment Companies	523,275	523,275	—	—
Escrow Certificates	12,381	—	—	12,381
Purchased Options	793,857	—	793,857	—
Warrants	30,243	—	30,243	—
Short-Term Investments	3,840,000	—	3,840,000	—
Total Investments in Securities	$487,357,591	$43,397,954	$443,237,463	$722,174
Other Financial Instruments:
Futures	$1,106,414	$1,106,414	—	—
Forward Foreign Currency Contracts	($462,645)	—	($462,645)	—

Total Return Trust
U.S. Government & Agency Obligations	$2,635,189,838	—	$2,635,189,838	—
Foreign Government Obligations	185,023,282	—	185,023,282	—
Corporate Bonds	342,340,893	—	342,340,893	—
Capital Preferred Securities	5,011,375	—	5,011,375	—
Municipal Bonds	127,669,293	—	127,669,293	—
Collateralized Mortgage Obligations	152,411,207	—	152,411,207	—
Asset Backed Securities	55,350,061	—	55,350,061	—
Preferred Securities	30,131,597	$16,354,000	6,833,098	$6,944,499
Short-Term Investments	231,184,330	—	211,424,068	19,760,262
Total Investments in Securities	$3,764,311,876	$16,354,000	$3,721,253,115	$26,704,761
Sale Commitments Outstanding	($5,299,534)	—	($5,299,534)	—
Other Financial Instruments:
Futures	($6,998,892)	($6,998,892)	—	—
Forward Foreign Currency Contracts	($4,601,584)	—	($4,601,584)	—
Written Options	$1,599,347	—	$1,599,347	—
Interest Rate Swaps	$37,001,035	—	$37,001,035	—
Credit Default Swaps	$775,642	—	$775,642	—

As of December 31, 2013, all investments for Money Market Trust, Money Market Trust B and Ultra Short Term Bond Trust are categorized as Level 2 under the hierarchy described above.

All investments for Bond PS Series are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, which is categorized as Level 1.

All investments for New Income Trust are categorized as Level 2 under the hierarchy described above, except for money market funds and futures which are categorized as Level 1.

All investments for Investment Quality Bond Trust and Short Term Government Income Trust are categorized as Level 2 under the hierarchy described above, except for preferred securities and futures, which are categorized as Level 1.

All investments for Core Bond Trust are categorized as Level 2 under the hierarchy described above, except for money market funds, which are categorized as Level 1.

All investments for Bond Trust are categorized as Level 2 under the hierarchy described above, except for preferred securities and securities lending collateral, which are categorized as Level 1.

All investments for Total Bond Market B are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and money market funds, which are categorized as Level 1.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available due to the increased market activity of these securities.

78

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

High Yield Trust
	Corporate Bonds	Convertible Bonds	Common Stocks	Escrow Certificates	Total
Balance as of 12-31-12	$1,117,020	$28,400	$3,174,175	$55,335	$4,374,930
Realized gain (loss)	38,055	18,130	—	—	56,185
Change in unrealized appreciation (depreciation)	21,679	(28,400)	397,610	(55,335)	335,554
Purchases	73,295	—	—	—	73,295
Sales	(539,187)	(18,130)	—	—	(557,317)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of 12-31-13	$710,862	—	$3,571,785	—	$4,282,647
Change in unrealized at period end*	$33,454	—	$397,610	—	$431,064

*	Change in unrealized appreciation (depreciation) attribute to Level 3 securities held at period end.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the High Yield Trust’s Level 3 securities are outlined in the table below:

	Fair Value at 12-31-13	Valuation Technique	Unobservable Inputs	Input/Range

Corporate Bonds	$710,862	Market Approach	Yield spread	756bps

Common Stocks	$3,485,055	Market Approach	EV/EBITDA multiple Discount for lack of marketability	7.21x – 9.61x (weighted average 9.04x) (10%)

	$86,730	Market Approach	Aged transactions	$2.00
	$3,571,785

Increases/decreases in enterprise values or earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) multiples, aged transactions, and yield spread may result in increases/decreases in security valuation. Increases/decreases in discounts for lack of marketability may result in decreases/increases in security valuation.

Repurchase and reverse repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the portfolio’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. In a reverse repurchase agreement, the portfolios deliver a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The portfolios are entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the portfolio for repurchase agreements is disclosed in the Portfolio of Investments as part of the caption related to the repurchase agreement.

The following table summarizes the open reverse repurchase agreements at 12-31-13:

Portfolio	Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount*	Payable for Reverse Repurchase Agreements
Global Bond Trust	Royal Bank of Canada	0.16%	12/13/2013	1/13/2014	$23,289,733	($23,291,596)

*	Reverse repurchase agreement with Royal Bank of Canada date on 12/13/2013 at 0.16% to be repurchased at $23,292,941 on 1/13/2014, collateralized by $18,676,000 par value, U.S. Treasury Bonds, 5.25% due to 2/15/2029 and 5.50% due to 8/15/2028 (valued at $23,123,912, including interest).

When-issued/delayed-delivery securities.  The portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the portfolio’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date. As a result, the Global Bond Trust and Total Return Trust have received the following amount of cash collateral from certain counterparties to these transactions which is recorded as a Payable for collateral held by the portfolio:

Portfolio	Counterparty	Collateral Received
Global Bond Trust	Morgan Stanley & Co. LLC	$795,000

Total Return Trust	Citigroup Global Markets, Inc.	$45,932
	Morgan Stanley & Co. LLC	855,000
	Total	$900,932

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Sale-Buybacks.  Certain portfolios may enter into financing transactions referred to as sale-buybacks and are governed by the terms of the MRA. A sale-buyback transaction consists of a sale of a security by a portfolio to counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase value of the securities to be repurchased by the portfolio are reflected as a liability on the Statements of assets and liabilities. The portfolio will recognize income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the portfolio would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of operations. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense on the Statements of operations. In periods of increased demand for the security, the portfolio may receive a fee for use of the security by the counterparty, which may result in income to the portfolio. The average borrowings by the portfolio and the weighted average interest rate for the year ended December 31, 2013 and the exposure to the counterparties at December 31, 2013 were as follows:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Global Bond Trust	$6,686,540	0.440%
Real Return Bond Trust	87,690,430	0.171%
Total Return Trust	41,414,032	(0.040%)

Portfolio	Counterparty	Payable for Funds Borrowed	Market Value of Securities	Net Exposure
Global Bond Trust
	BNP Paribas SA	($3,727,651)	$3,689,480	($38,171)
	Morgan Stanley and Co. International	(5,664,671)	5,546,811	(117,860)
		($9,392,322)	$9,236,291	($156,031)

Real Return Bond Trust
	Barclays Capital, Inc.	($100,104,329)	$98,818,362	($1,285,967)

Total Return Trust
	Barclays Capital, Inc.	($14,969,526)	$14,953,125	($16,401)

Term loans (Floating rate loans).  Certain portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. A portfolio may have limited rights to enforce the terms of an underlying loan.

At December 31, 2013, the Strategic Income Opportunities Trust had $716,192 in unfunded loan commitments outstanding.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Foreign taxes are provided for based on the portfolio’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

For Money Market Trust and Money Market Trust B, investment security transactions are recorded as of the date of purchase, sale or maturity.

Inflation-indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Payment-in-kind bonds.  The portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The portfolio accrues income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the portfolio may need to sell other investments to make distributions.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest its collateral in JHCIT, an affiliate of the portfolios, which has a floating net asset value (NAV) and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible to and indemnifies the portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

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Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the portfolios is shown on the Statements of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities.  Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover their initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that a portfolio may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit.  The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. Prior to March 27, 2013, the portfolios participated in a $200 million for unsecured line of credit, also with Citibank N.A., with terms otherwise similar to the existing agreement. Commitment fees for the year ended December 31, 2013 were as follows:

Portfolio	Amount	Portfolio	Amount
Active Bond Trust	$870	Money Market Trust B	$699
Bond Trust	2,869	New Income Trust	1,389
Bond PS Series	622	Real Return Bond Trust	582
Core Bond Trust	1,061	Short Term Government Income Trust	693
Global Bond Trust	817	Strategic Income Opportunities Trust	700
High Yield Trust	763	Total Bond Market Trust B	541
Income Trust	682	Total Return Trust	1,532
Investment Quality Bond Trust	650	Ultra Short Term Bond Trust	612
Money Market Trust	1,375

For the year ended December 31, 2013, the portfolios had no borrowings under either line of credit.

Expenses.  Within the John Hancock funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes.  The portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2013, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of the loss carryforwards, which was acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as December 31, 2013:

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

						No Expiration Date
Portfolio	2014	2015	2016	2017	2018	Short Term	Long Term
Active Bond Trust	—	—	—	—	—	$7,745,649	—
Bond Trust	—	—	—	—	—	118,467,108	$12,467,508
Bond PS Series	—	—	—	—	—	3,861,503	436,081
Core Bond Trust	—	—	—	—	—	22,544,700	—
Global Bond Trust	—	—	—	$18,956,039	—	11,197,173	1,519,672
High Yield Trust	$6,065,748	$10,696,343	$88,168,936	255,192,811	—	3,814,731	25,750,274
Income Trust	—	—	20,855,494	30,421,084	$7,902,499	93,363	3,566,283
New Income Trust	—	—	—	—	—	4,450,113	—
Real Return Bond Trust	—	—	—	33,766,349	3,252,860	653,581	—
Short Term Government Income Trust	841,336	1,762,463	6,266,872	49,933,390	—	4,173,410	4,016,397
Strategic Income Opportunities Trust	1,057,597	—	46,766,193	29,809,523	—	—	—
Total Bond Market Trust B	217,303	257,971	612,440	886,914		4,453,216	—
Total Return Trust	—	—	—	—	—	59,598,262	—
Ultra Short Term Bond Trust	—	—	—	—	59,426	2,133,102	2,669,169

As of December 31, 2013, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2013, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond Trust	$845,000,595	$35,366,547	($28,257,277)	$7,109,270
Bond Trust	8,150,808,709	83,356,352	(171,245,367)	(87,889,015)
Bond PS Series	286,759,435	1,929,987	(5,318,495)	(3,388,508)
Core Bond Trust	1,882,775,285	9,657,921	(32,252,448)	(22,594,527)
Global Bond Trust	908,884,223	21,644,412	(24,871,668)	(3,227,256)
High Yield Trust	340,831,736	10,635,455	(14,914,721)	(4,279,266)
Income Trust	426,210,239	79,747,153	(36,166,687)	43,580,466
Investment Quality Bond Trust	324,253,031	10,384,669	(4,506,463)	5,878,206
Money Market Trust	2,559,240,070	—	—	—
Money Market Trust B	466,628,102	—	—	—
New Income Trust	2,811,792,978	48,052,795	(80,909,261)	(32,856,466)
Real Return Bond Trust	200,547,516	398,364	(8,100,703)	(7,702,339)
Short Term Government Income Trust	424,248,213	1,714,544	(7,354,145)	(5,639,601)
Strategic Income Opportunities Trust	479,245,333	25,744,312	(17,632,054)	8,112,258
Total Bond Market B Trust	477,737,488	18,007,982	(4,902,126)	13,105,856
Total Return Trust	3,759,687,596	54,154,765	(49,530,485)	4,624,280
Ultra Short Term Bond Trust	218,743,989	53,704	(1,860,221)	(1,806,517)

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually with the exceptions of Money Market Trust and Money Market Trust B. Money Market Trust and Money Market Trust B will declare and pay dividends daily from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of each portfolio’s distributions for the year ended December 31, 2013 was as follows:

	2013 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
Active Bond Trust	$49,912,122	—	—	$49,912,122
Bond Trust	266,875,682	$34,045,873	—	300,921,555
Bond PS Series	7,473,108	—	—	7,473,108
Core Bond Trust	89,280,781	15,071,758	—	104,352,539
Global Bond Trust	4,209,007	—	—	4,209,007
High Yield Trust	22,262,347	—	—	22,262,347
Income Trust	20,024,598	—	—	20,024,598
Investment Quality Bond Trust	13,699,594	5,749,200	—	19,448,794
Money Market Trust	191,310	—	—	191,310
Money Market Trust B	69,924	—	—	69,924
New Income Trust	99,474,434	28,358,970	—	127,833,404
Real Return Bond Trust	2,663,884	—	—	2,663,884
Short Term Government Income Trust	8,858,268	—	—	8,858,268
Strategic Income Opportunities Trust	27,757,398	—	—	27,757,398
Total Bond Market Trust B	16,277,083	—	—	16,277,083
Total Return Trust	164,538,838	18,136,715	—	182,675,553
Ultra Short Term Bond Trust	2,255,728	—	—	2,255,728

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The tax character of each portfolio’s distributions for the year ended December 31, 2012 was as follows:

	2012 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
Active Bond Trust	$51,886,233	$8,314,356	—	$60,200,589
Bond Trust	258,920,473	10,762,401	—	269,682,874
Bond PS Series	3,499,179	—	—	3,499,179
Core Bond Trust	85,019,298	7,604,098	—	92,623,396
Global Bond Trust	69,007,492	—	—	69,007,492
High Yield Trust	19,351,983	—	—	19,351,983
Income Trust	23,516,300	—	—	23,516,300
Investment Quality Bond Trust	7,810,680	—	—	7,810,680
Money Market Trust	262,537	—	—	262,537
Money Market Trust B	254,887	—	—	254,887
New Income Trust	95,188,455	14,855,531	—	110,043,986
Real Return Bond Trust	2,211,097	—	—	2,211,097
Short Term Government Income Trust	9,252,582	—	—	9,252,582
Strategic Income Opportunities Trust	30,779,181	—	—	30,779,181
Total Bond Market Trust B	6,061,499	—	—	6,061,499
Total Return Trust	69,339,811	—	—	69,339,811
Ultra Short Term Bond Trust	1,340,805	—	—	1,340,805

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2013, are treated as occurring on January 1, 2014, the first day of the portfolios’ next taxable year. As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond Trust	$10,195,968	—	$7,745,649	—
Bond Trust	80,964,373	—	130,934,616	—
Bond PS Series	2,490,495	—	4,297,584	—
Core Bond Trust	10,132,049	—	22,544,700	—
Global Bond Trust	—	—	31,672,884	—
High Yield Trust	3,629,192	—	389,688,843	—
Income Trust	3,704,484	—	62,838,723	—
Investment Quality Bond Trust	2,427,561	$742,680	—	—
Money Market Trust	56,402	3,251	—	—
Money Market Trust B	5,743	650	—	—
New Income Trust	32,992,138	—	4,450,113	—
Real Return Bond Trust	2,579,377	—	37,672,790	—
Short Term Government Income Trust	3,020,095	—	66,993,868	—
Strategic Income Opportunities Trust	4,759,450	—	77,633,313	—
Total Bond Market Trust B	3,559,504	—	6,427,844	—
Total Return Trust	42,222,378	—	59,598,262	—
Ultra Short Term Bond Trust	765,584	—	4,861,697	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, wash sale loss deferrals, straddle loss deferrals, litigation proceeds, foreign currency transactions, passive foreign investment companies, contingent payment debt instruments, expiration of capital loss carryforwards, derivative transactions and amortization and accretion on debt securities.

Statement of cash flows.  Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the portfolio’s Statement of assets and liabilities and represents the cash on hand at the portfolio’s custodian and does not include any short-term investments or cash held at broker for futures contracts.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Non-deliverable forwards, currency options and cash settled currency swaps are all regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there

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is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of Investments, or if cash is posted, on the Statement of assets and liabilities. The portfolio’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by a portfolio for exchange-traded and cleared transactions, if any are identified in the Portfolio of Investments.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and Cash held at broker for swap contracts, respectively. Securities pledged by the portfolios for exchange-traded and cleared transactions are in the Portfolio of Investments.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, the portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolios. When the contract is closed, the portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table summarizes the contracts held at December 31, 2013, and range of futures contracts notional amounts held by portfolios during the year ended December 31, 2013. In addition, the tables details how the portfolios used futures contracts during the year ended December 31, 2013.

Active Bond Trust

The portfolio used futures contracts to manage duration of the portfolio. During the year ended December 31, 2013, the portfolio held futures contracts with total values up to approximately $17.4 million, as measured at each quarter end. At December 31, 2013, the portfolio held no futures contracts.

Bond Trust

The portfolio used futures contracts to manage duration of the portfolio. During the year ended December 31, 2013, the portfolio held futures contracts with total values up to approximately $285.1 million, as measured at each quarter end. At December 31, 2013, the portfolio held no futures contracts.

Bond PS Series

The portfolio used futures contracts to manage duration of the portfolio. During the year ended December 31, 2013, the portfolio held futures contracts with total values up to approximately $5.9 million, as measured at each quarter end. At December 31, 2013, the portfolio held no futures contracts.

Global Bond Trust

The portfolio used futures contracts to maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and as a substitute for securities purchased. During the year ended December 31, 2013, the portfolio held futures contracts with total values ranging from approximately $508.3 million to $2.1 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

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Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Global Bond Trust	10-Year Australian Treasury Bond Futures	28	Long	Mar 2014	$2,839,424	$2,866,720	$27,296
	3-Month EURIBOR Futures	119	Long	Sep 2014	40,806,176	40,796,090	(10,086)
	3-Month EURIBOR Futures	115	Long	Dec 2014	39,419,018	39,405,017	(14,001)
	3-Month Sterling Futures	70	Long	Jun 2014	14,396,916	14,395,380	(1,536)
	3-Month Sterling Futures	560	Long	Sep 2014	115,099,647	115,029,733	(69,914)
	3-Month Sterling Futures	1,099	Long	Dec 2014	225,285,029	225,381,872	96,843
	3-Year Australian Treasury Bond Futures	276	Long	Mar 2014	26,688,594	26,750,071	61,477
	Euro-BTP Italian Government Bond Futures	141	Long	Mar 2014	22,155,610	22,272,050	116,440
	Eurodollar Futures	270	Long	Jun 2014	67,284,179	67,287,375	3,196
	Eurodollar Futures	592	Long	Sep 2014	147,466,900	147,459,800	(7,100)
	Eurodollar Futures	276	Long	Dec 2014	68,720,240	68,703,300	(16,940)
	Eurodollar Futures	51	Long	Mar 2015	12,690,800	12,682,425	(8,375)
	Eurodollar Futures	19	Long	Jun 2015	4,711,819	4,717,938	6,119
	U.S. Treasury 10-Year Note Futures	409	Long	Mar 2014	50,643,580	50,326,172	(317,408)
	10-Year Canada Government Bond Futures	146	Short	Mar 2014	(17,507,878)	(17,419,666)	88,212
	German Euro BUND Futures	139	Short	Mar 2014	(26,753,118)	(26,612,395)	140,723
	U.K. Long Gilt Bond Futures	367	Short	Mar 2014	(65,869,938)	(64,760,095)	1,109,843
							$1,204,789

High Yield Trust

The portfolio used futures contracts to manage against anticipated interest rate changes. During the year ended December 31, 2013 the portfolio held futures contracts with total values up to approximately $5.1 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
High Yield Trust	U.S. Treasury Long Bond Futures	4	Short	Mar 2014	($524,362)	($513,250)	$11,112
							$11,112

Investment Quality Bond Trust

The portfolio used futures contracts to manage against anticipated interest rate changes, manage duration of the portfolio, and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total values ranging from approximately $40.0 million to $59.4 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Investment Quality Bond Trust	U.S. Treasury 2-Year Note Futures	26	Long	Mar 2014	$5,725,616	$5,715,125	($10,491)
	U.S. Treasury 5-Year Note Futures	191	Long	Mar 2014	22,993,275	22,788,688	(204,587)
	U.S. Treasury 10-Year Note Futures	72	Long	Mar 2014	8,988,325	8,859,375	(128,950)
	10-Year Japan Government Bond Future	7	Short	Mar 2014	(9,558,626)	(9,526,541)	32,085
	U.K. Long Gilt Bond Futures	42	Short	Mar 2014	(7,529,031)	(7,411,237)	117,794
	U.S. Treasury Long Bond Futures	4	Short	Mar 2014	(524,928)	(513,250)	11,678
	U.S. Treasury Ultra Bond Futures	25	Short	Mar 2014	(3,458,944)	(3,406,250)	52,694
							($129,777)

New Income Trust

The portfolio used futures contracts to maintain diversity and liquidity of the portfolio, manage against anticipated changes in securities markets, manage duration of the portfolio, and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total values ranging from approximately $191.1 million to $303.8 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
New Income Trust	U.S. Treasury 5-Year Note Futures	104	Long	Mar 2014	$12,561,199	$12,408,500	($152,699)
	U.S. Treasury Ultra Bond Futures	112	Long	Mar 2014	15,522,992	15,260,000	(262,992)
	U.S. Treasury 10-Year Note Futures	2,053	Short	Mar 2014	(256,745,100)	(252,615,234)	4,129,866
	U.S. Treasury Long Bond Futures	149	Short	Mar 2014	(19,344,958)	(19,118,562)	226,396
							$3,940,571

Real Return Bond Trust

The portfolio used futures contracts to maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total values ranging from approximately $13.6 million to $31.2 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

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DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Real Return Bond Trust	Eurodollar Futures	17	Long	Sep 2015	$4,212,888	$4,213,025	$137
	Eurodollar Futures	18	Long	Dec 2015	4,451,631	4,449,375	(2,256)
	Eurodollar Futures	38	Long	Mar 2016	9,394,400	9,364,150	(30,250)
	Eurodollar Futures	15	Long	Mar 2017	3,662,374	3,651,000	(11,374)
	U.S. Treasury 5-Year Note Futures	57	Long	Mar 2014	6,893,944	6,800,812	(93,132)
	30-Year Interest Rate Swap Futures	28	Short	Mar 2014	(2,729,525)	(2,694,125)	35,400
							($101,475)

Short Term Government Income Trust

The portfolio used futures contracts to manage duration of the portfolio. During the year ended December 31, 2013 the portfolio held futures contracts with total values ranging from approximately $21.8 million to $44.0 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Short Term Government Income Trust	U.S. Treasury 5-Year Note Futures	355	Short	Mar 2014	($42,912,394)	($42,355,939)	$556,455
							$556,455

Strategic Income Opportunities Trust

The portfolio used futures contracts to manage duration of the portfolio. During the year ended December 31, 2013 the portfolio held futures contracts with total values ranging from approximately $21.3 million to $89.4 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Strategic Income Opportunities Trust	U.S. Treasury 10-Year Note Futures	378	Short	Mar 2014	($47,245,389)	($46,511,719)	$733,670
	U.S. Treasury Long Bond Futures	334	Short	Mar 2014	(43,229,119)	(42,856,375)	372,744
							$1,106,414

Total Return Trust

The portfolio used futures contracts to maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and as a substitute for securities purchased. During the year ended December 31, 2013 the portfolio held futures contracts with total values ranging from approximately $1.1 billion to $3.7 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Total Return Trust	3-Month EURIBOR Futures	91	Long	Dec 2014	$31,200,041	$31,181,361	($18,680)
	3-Month EURIBOR Futures	91	Long	Mar 2015	31,184,426	31,156,323	(28,103)
	3-Month EURIBOR Futures	91	Long	Jun 2015	31,162,777	31,125,026	(37,751)
	3-Month EURIBOR Futures	91	Long	Sep 2015	31,136,501	31,089,035	(47,466)
	Eurodollar Futures	1,342	Long	Dec 2014	334,119,826	334,057,350	(62,476)
	Eurodollar Futures	71	Long	Mar 2015	17,651,607	17,655,925	4,318
	Eurodollar Futures	896	Long	Jun 2015	222,677,483	222,488,000	(189,483)
	Eurodollar Futures	2,534	Long	Sep 2015	627,885,122	627,988,550	103,428
	Eurodollar Futures	4,907	Long	Dec 2015	1,214,896,379	1,212,949,061	(1,947,318)
	Eurodollar Futures	1,853	Long	Mar 2016	457,528,255	456,625,525	(902,730)
	Eurodollar Futures	385	Long	Jun 2016	94,790,703	94,570,438	(220,265)
	Eurodollar Futures	537	Long	Sep 2016	131,416,476	131,491,162	74,686
	Eurodollar Futures	274	Long	Dec 2016	66,663,918	66,886,825	222,907
	Eurodollar Futures	143	Long	Mar 2017	34,657,236	34,806,200	148,964
	Eurodollar Futures	225	Long	Jun 2017	54,410,849	54,610,312	199,463
	U.S. Treasury 10-Year Note Futures	448	Long	Mar 2014	56,170,519	55,125,000	(1,045,519)
	U.S. Treasury 5-Year Note Futures	2,072	Long	Mar 2014	250,468,367	247,215,500	(3,252,867)
							($6,998,892)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor a portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

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DERIVATIVE INSTRUMENTS, CONTINUED

The following table summarizes the contracts held at December 31, 2013, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2013. In addition, the tables detail how the portfolios used the forward foreign currency contracts during the year ended December 31, 2013.

Global Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency, maintain diversity and liquidity of the portfolio. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $770.9 million to $1.0 billion. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust
	AUD	35,089,000	USD	31,098,433	Bank of America N.A.	1/6/2014	$226,248	—	$226,248
	AUD	6,012,000	USD	5,349,796	HSBC Bank USA	1/6/2014	17,241	—	17,241
	AUD	14,381,000	USD	12,989,049	Royal Bank of Canada	1/6/2014	—	($150,830)	(150,830)
	BRL	69,581	USD	29,703	Bank of America N.A.	1/3/2014	—	(210)	(210)
	BRL	9,714,332	USD	4,146,817	BNP Paribas SA	1/3/2014	—	(29,265)	(29,265)
	BRL	14,443,057	USD	6,165,396	Citibank N.A.	1/3/2014	—	(43,511)	(43,511)
	BRL	1,460,020	USD	623,248	Deutsche Bank AG London	1/3/2014	—	(4,398)	(4,398)
	BRL	7,997,809	USD	3,414,074	HSBC Bank USA	1/3/2014	—	(24,094)	(24,094)
	BRL	21,111,418	USD	9,517,150	JPMorgan Chase Bank	1/3/2014	—	(568,790)	(568,790)
	BRL	20,773,588	USD	8,819,048	Morgan Stanley and Company, Inc.	1/3/2014	—	(13,882)	(13,882)
	BRL	3,264,016	USD	1,469,748	UBS AG	1/3/2014	—	(86,251)	(86,251)
	CAD	8,444,000	USD	7,956,168	Citibank N.A.	3/20/2014	—	(21,850)	(21,850)
	CNY	104,608,680	USD	17,120,897	UBS AG	1/15/2014	148,746	—	148,746
	CNY	6,596,140	USD	1,084,000	Barclays Capital	4/25/2014	1,215	—	1,215
	CNY	12,873,275	USD	2,114,000	Citibank N.A.	4/25/2014	3,946	—	3,946
	CNY	4,500,510	USD	739,000	Goldman Sachs International	4/25/2014	1,436	—	1,436
	CNY	4,399,455	USD	723,000	HSBC Bank USA	4/25/2014	810	—	810
	CNY	7,369,915	USD	1,210,000	JPMorgan Chase Bank	4/25/2014	2,518	—	2,518
	CNY	7,499,972	USD	1,229,000	Royal Bank of Scotland PLC	4/25/2014	4,916	—	4,916
	CNY	8,792,825	USD	1,445,000	UBS AG	4/25/2014	1,620	—	1,620
	CNY	4,482,200	USD	730,000	Bank of America N.A.	9/8/2015	4,387	—	4,387
	CNY	8,950,800	USD	1,468,946	Barclays Capital	9/8/2015	—	(2,400)	(2,400)
	CNY	32,283,693	USD	5,336,196	Citibank N.A.	9/8/2015	—	(46,667)	(46,667)
	CNY	6,380,000	USD	1,055,680	JPMorgan Chase Bank	9/8/2015	—	(10,347)	(10,347)
	CNY	4,368,300	USD	710,000	Morgan Stanley and Company, Inc.	9/8/2015	5,725	—	5,725
	DKK	10,000	USD	1,846	HSBC Bank USA	1/14/2014	—	(1)	(1)
	DKK	31,356,000	USD	5,615,581	UBS AG	1/14/2014	167,251	—	167,251
	EUR	2,528,000	USD	3,469,377	Citibank N.A.	2/4/2014	8,315	—	8,315
	EUR	5,063,000	USD	6,959,691	Deutsche Bank AG London	2/4/2014	5,321	—	5,321
	EUR	1,019,000	USD	1,406,735	HSBC Bank USA	2/4/2014	—	(4,928)	(4,928)
	GBP	8,115,000	USD	13,267,773	BNP Paribas SA	1/2/2014	170,260	—	170,260
	GBP	833,000	USD	1,347,452	Citibank N.A.	1/2/2014	31,955	—	31,955
	GBP	572,299	USD	926,805	Credit Suisse International	1/2/2014	20,893	—	20,893
	GBP	6,207,000	USD	10,055,712	HSBC Bank USA	1/2/2014	222,769	—	222,769
	GBP	8,561,299	USD	13,934,610	Barclays Bank PLC Wholesale	2/4/2014	239,372	—	239,372
	JPY	4,776,100,000	USD	46,343,349	Barclays Bank PLC Wholesale	2/18/2014	—	(980,877)	(980,877)
	JPY	264,200,000	USD	2,565,046	BNP Paribas SA	2/18/2014	—	(55,726)	(55,726)
	JPY	5,654,603,858	USD	56,943,676	HSBC Bank USA	2/18/2014	—	(3,237,345)	(3,237,345)
	JPY	11,439,900,000	USD	113,045,394	JPMorgan Chase Bank N.A.	2/18/2014	—	(4,391,441)	(4,391,441)
	MXN	8,452,000	USD	646,637	BNP Paribas SA	3/6/2014	—	(2,456)	(2,456)
	NOK	9,110,000	USD	1,476,583	Bank of America N.A.	2/13/2014	23,142	—	23,142
	NOK	5,745,000	USD	941,130	BNP Paribas SA	2/13/2014	4,635	—	4,635
	NOK	9,665,000	USD	1,561,991	Royal Bank of Canada	2/13/2014	29,100	—	29,100
	NZD	46,077,000	USD	37,607,356	UBS AG	1/6/2014	286,379	—	286,379
	SEK	23,444,000	USD	3,543,151	UBS AG	2/13/2014	99,316	—	99,316
	USD	3,400,313	AUD	3,748,000	Bank of America N.A.	1/6/2014	54,395	—	54,395
	USD	345,488	AUD	387,000	Barclays Bank PLC Wholesale	1/6/2014	5	—	5
	USD	4,577,677	AUD	5,028,000	BNP Paribas SA	1/6/2014	89,077	—	89,077
	USD	32,571,641	AUD	35,704,000	Citibank N.A.	1/6/2014	697,937	—	697,937
	USD	4,831,669	AUD	5,453,000	Deutsche Bank AG London	1/6/2014	—	(36,338)	(36,338)
	USD	1,243,933	AUD	1,404,000	HSBC Bank USA	1/6/2014	—	(9,447)	(9,447)
	USD	697,444	AUD	765,000	JPMorgan Chase Bank N.A.	1/6/2014	14,513	—	14,513
	USD	2,726,153	AUD	2,993,000	UBS AG	1/6/2014	54,240	—	54,240
	USD	31,038,501	AUD	35,089,000	Bank of America N.A.	2/4/2014	—	(225,525)	(225,525)
	USD	29,900	BRL	69,581	Bank of America N.A.	1/3/2014	407	—	407
	USD	4,357,375	BRL	9,714,332	BNP Paribas SA	1/3/2014	239,824	—	239,824
	USD	6,205,880	BRL	14,443,057	Citibank N.A.	1/3/2014	83,996	—	83,996
	USD	644,857	BRL	1,460,020	Deutsche Bank AG London	1/3/2014	26,007	—	26,007
	USD	3,461,206	BRL	7,997,809	HSBC Bank USA	1/3/2014	71,227	—	71,227
	USD	9,011,960	BRL	21,111,418	JPMorgan Chase Bank	1/3/2014	63,600	—	63,600
	USD	8,925,328	BRL	20,773,587	Morgan Stanley and Company, Inc.	1/3/2014	120,162	—	120,162

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DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust
(continued)	USD	1,393,330	BRL	3,264,016	UBS AG	1/3/2014	$9,833	—	$9,833
	USD	1,118,659	BRL	2,633,770	Morgan Stanley and Company, Inc.	2/4/2014	11,148	—	11,148
	USD	16,959,903	CNY	104,608,680	UBS AG	1/15/2014	—	($309,740)	(309,740)
	USD	17,113,055	CNY	104,608,680	UBS AG	4/22/2014	—	(98,428)	(98,428)
	USD	976,097	DKK	5,350,000	UBS AG	1/14/2014	—	(10,577)	(10,577)
	USD	3,083,590	EUR	2,238,000	Barclays Bank PLC Wholesale	2/4/2014	4,843	—	4,843
	USD	2,097,943	EUR	1,523,000	HSBC Bank USA	2/4/2014	2,799	—	2,799
	USD	24,986,148	EUR	18,126,132	Citibank N.A.	3/13/2014	51,057	—	51,057
	USD	8,505,376	GBP	5,205,000	Bank of America N.A.	1/2/2014	—	(113,843)	(113,843)
	USD	13,937,795	GBP	8,561,299	Barclays Bank PLC Wholesale	1/2/2014	—	(239,288)	(239,288)
	USD	3,195,155	GBP	1,961,000	JPMorgan Chase Bank N.A.	1/2/2014	—	(52,162)	(52,162)
	USD	4,464,129	JPY	445,800,000	Bank of America N.A.	2/18/2014	230,007	—	230,007
	USD	4,043,924	JPY	412,700,000	Barclays Bank PLC Wholesale	2/18/2014	124,180	—	124,180
	USD	14,815,002	JPY	1,517,400,000	Citibank N.A.	2/18/2014	403,030	—	403,030
	USD	25,947,780	JPY	2,704,600,000	Deutsche Bank AG London	2/18/2014	260,013	—	260,013
	USD	9,423,862	JPY	935,700,000	JPMorgan Chase Bank N.A.	2/18/2014	536,765	—	536,765
	USD	11,780,479	JPY	1,170,400,000	Morgan Stanley and Company, Inc.	2/18/2014	664,246	—	664,246
	USD	25,230,949	JPY	2,597,400,000	Royal Bank of Canada	2/18/2014	561,347	—	561,347
	USD	32,177,247	JPY	3,280,200,000	UBS AG	2/18/2014	1,022,543	—	1,022,543
	USD	4,631,293	MXN	58,825,292	Bank of America N.A.	1/23/2014	132,743	—	132,743
	USD	3,861,408	MXN	49,018,647	Credit Suisse International	1/23/2014	112,802	—	112,802
	USD	8,177,636	MXN	104,399,793	Bank of America N.A.	3/6/2014	220,656	—	220,656
	USD	4,387,824	MXN	57,496,730	BNP Paribas SA	3/6/2014	5,628	—	5,628
	USD	9,058,057	MXN	120,789,190	Goldman Sachs Capital Markets LP	3/6/2014	—	(148,065)	(148,065)
	USD	13,272,704	MXN	175,325,789	Morgan Stanley and Company, Inc.	3/6/2014	—	(90,003)	(90,003)
	USD	12,346,476	MXN	162,010,457	Goldman Sachs Capital Markets LP	3/20/2014	11,905	—	11,905
	USD	8,293,195	MXN	107,172,956	Credit Suisse International	4/3/2014	142,416	—	142,416
	USD	3,913,090	MXN	50,617,769	HSBC Bank USA	4/3/2014	63,478	—	63,478
	USD	13,720,041	MXN	177,166,887	JPMorgan Chase Bank N.A.	4/3/2014	246,044	—	246,044
	USD	14,329,048	MXN	190,819,933	Morgan Stanley and Company, Inc.	4/30/2014	—	(153,657)	(153,657)
	USD	788,636	MXN	10,420,648	Deutsche Bank AG London	6/19/2014	718	—	718
	USD	1,473,340	NZD	1,801,000	HSBC Bank USA	1/6/2014	—	(7,802)	(7,802)
	USD	36,345,991	NZD	44,276,000	Morgan Stanley and Company, Inc.	1/6/2014	—	(66,600)	(66,600)
	USD	37,529,716	NZD	46,077,000	UBS AG	2/4/2014	—	(286,333)	(286,333)
	USD	406,000	ZAR	4,154,598	Barclays Bank PLC Wholesale	1/15/2014	10,606	—	10,606
	ZAR	1,658,336	USD	169,548	Deutsche Bank AG London	1/15/2014	—	(11,724)	(11,724)
							$8,071,713	($11,534,801)	($3,463,088)

High Yield Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $6.1 million to $9.0 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Yield Trust	BRL	119,857	USD	50,798	Citibank N.A.	1/15/2014	—	($147)	($147)
	CAD	2,322,428	USD	2,219,909	Citibank N.A.	2/18/2014	—	(36,039)	(36,039)
	USD	1,085,714	BRL	2,454,800	Citibank N.A.	1/15/2014	$48,329	—	48,329
	USD	3,329,026	EUR	2,489,987	Citibank N.A.	2/18/2014	—	(96,360)	(96,360)
	USD	2,302,016	EUR	1,708,145	UBS AG London	2/18/2014	—	(47,818)	(47,818)
							$48,329	($180,364)	($132,035)

Investment Quality Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currency. During the year ended December 31, 2013, the portfolio held forward foreign currency contracts with USD notional values up to approximately $10.8 million, as measured at each quarter end. At December 31, 2013, the portfolio held no forward foreign currency contracts.

New Income Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency, maintain diversity and liquidity of the portfolio. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $303.6 million to $448.8 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

88

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
New Income Trust
	BRL	70,550,000	USD	29,692,761	Credit Suisse London Branch (GFX)	1/3/2014	$210,810	—	$210,810
	BRL	6,960,000	USD	2,982,133	Morgan Stanley and Company, Inc.	1/3/2014	—	($32,043)	(32,043)
	CAD	3,755,000	USD	3,524,498	Goldman Sachs International	1/6/2014	10,119	—	10,119
	CAD	7,390,000	USD	6,957,953	JPMorgan Chase Bank N.A.	1/6/2014	—	(1,677)	(1,677)
	EUR	14,330,000	USD	19,733,413	JPMorgan Chase Bank N.A.	1/6/2014	—	(19,683)	(19,683)
	HKD	159,100,000	USD	20,522,293	Standard Chartered Bank	1/13/2014	—	(4,278)	(4,278)
	HKD	56,265,000	USD	7,257,004	HSBC Bank PLC	1/21/2014	—	(796)	(796)
	HUF	771,140,000	USD	3,489,858	Royal Bank of Scotland PLC	1/21/2014	75,383	—	75,383
	ILS	12,935,000	USD	3,689,390	HSBC Bank PLC	1/23/2014	34,918	—	34,918
	JPY	999,625,000	USD	9,603,690	UBS AG London	1/6/2014	—	(111,476)	(111,476)
	KRW	7,522,045,000	USD	7,043,113	Merrill Lynch International Bank	1/21/2014	79,524	—	79,524
	MXN	273,400,000	USD	20,843,181	Royal Bank of Scotland PLC	1/6/2014	91,771	—	91,771
	MXN	106,995,000	USD	8,150,696	JPMorgan Chase Bank N.A.	2/4/2014	24,038	—	24,038
	NOK	36,270,000	USD	5,908,330	Morgan Stanley And Co. International	1/6/2014	70,926	—	70,926
	NOK	49,340,000	USD	8,187,853	Deutsche Bank AG London	1/13/2014	—	(56,054)	(56,054)
	NOK	35,665,000	USD	5,818,392	UBS AG London	1/31/2014	55,708	—	55,708
	PLN	52,905,000	USD	17,375,811	Deutsche Bank AG London	1/21/2014	116,913	—	116,913
	USD	10,356,763	AUD	11,715,000	Deutsche Bank AG London	1/23/2014	—	(89,570)	(89,570)
	USD	27,002,640	BRL	62,395,000	Barclays Bank PLC	1/3/2014	555,676	—	555,676
	USD	6,489,353	BRL	15,115,000	Morgan Stanley and Company, Inc.	1/3/2014	82,656	—	82,656
	USD	29,725,724	BRL	71,205,000	Credit Suisse London Branch (GFX)	2/4/2014	—	(216,246)	(216,246)
	USD	10,430,744	CAD	11,145,000	Royal Bank of Canada (UK)	1/6/2014	—	(60,148)	(60,148)
	USD	7,000,100	CAD	7,440,000	JPMorgan Chase Bank N.A.	2/3/2014	1,370	—	1,370
	USD	19,413,238	EUR	14,330,000	Goldman Sachs International	1/6/2014	—	(300,492)	(300,492)
	USD	2,799,954	EUR	2,035,000	Royal Bank of Scotland PLC	1/13/2014	426	—	426
	USD	21,011,991	EUR	15,540,000	UBS AG London	1/13/2014	—	(366,226)	(366,226)
	USD	19,739,797	EUR	14,335,000	JPMorgan Chase Bank N.A.	2/3/2014	19,576	—	19,576
	USD	37,867,071	GBP	23,130,000	Deutsche Bank AG London	1/21/2014	—	(430,352)	(430,352)
	USD	6,958,288	HKD	53,945,000	HSBC Bank PLC	1/13/2014	1,379	—	1,379
	USD	3,562,588	HUF	771,140,000	Deutsche Bank AG London	1/21/2014	—	(2,653)	(2,653)
	USD	3,649,522	ILS	12,935,000	Deutsche Bank AG London	1/23/2014	—	(74,786)	(74,786)
	USD	9,702,629	JPY	999,625,000	Goldman Sachs International	1/6/2014	210,416	—	210,416
	USD	4,241,436	JPY	436,465,000	UBS AG London	1/14/2014	96,717	—	96,717
	USD	9,670,035	JPY	1,006,495,000	UBS AG London	1/27/2014	111,626	—	111,626
	USD	6,984,904	MXN	91,570,000	Deutsche Bank AG London	1/6/2014	—	(26,850)	(26,850)
	USD	7,563,853	MXN	99,060,000	JPMorgan Chase Bank N.A.	1/6/2014	—	(21,430)	(21,430)
	USD	5,402,817	MXN	69,905,000	State Street Bank London	1/6/2014	50,009	—	50,009
	USD	998,061	MXN	12,865,000	UBS AG London	1/6/2014	12,954	—	12,954
	USD	5,922,213	NOK	36,270,000	UBS AG London	1/6/2014	—	(57,044)	(57,044)
	USD	10,145,942	RUB	334,045,000	State Street Bank London	1/21/2014	15,528	—	15,528
	USD	1,381,538	ZAR	13,740,000	Royal Bank of Canada (UK)	1/15/2014	73,900	—	73,900
							$2,002,343	($1,871,804)	$130,539

Real Return Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency, maintain diversity and liquidity of the portfolio. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $15.0 million to $28.5 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Real Return Bond Trust	AUD	1,338,000	USD	1,185,833	Bank of America N.A.	1/6/2014	$8,627	—	$8,627
	BRL	9,948	USD	4,247	BNP Paribas SA	1/3/2014	—	($30)	(30)
	BRL	1,189,301	USD	504,283	Morgan Stanley and Company, Inc.	1/3/2014	—	(182)	(182)
	BRL	1,179,353	USD	500,914	Morgan Stanley and Company, Inc.	2/4/2014	—	(4,992)	(4,992)
	EUR	1,924,000	USD	2,648,771	Citibank N.A.	1/2/2014	—	(1,925)	(1,925)
	MXN	407,000	USD	31,022	Barclays Bank PLC Wholesale	3/6/2014	—	(2)	(2)
	USD	1,221,083	AUD	1,338,000	Citibank N.A.	1/6/2014	26,622	—	26,622
	USD	1,183,548	AUD	1,338,000	Bank of America N.A.	2/4/2014	—	(8,600)	(8,600)
	USD	4,462	BRL	9,948	BNP Paribas SA	1/3/2014	246	—	246
	USD	509,107	BRL	1,189,301	Morgan Stanley and Company, Inc.	1/3/2014	5,005	—	5,005
	USD	2,604,153	EUR	1,924,000	Bank of America N.A.	1/2/2014	—	(42,691)	(42,691)
	USD	418,773	EUR	304,000	BNP Paribas SA	2/4/2014	569	—	569
	USD	2,648,711	EUR	1,924,000	Citibank N.A.	2/4/2014	1,924	—	1,924
	USD	773,919	GBP	473,000	Barclays Bank PLC Wholesale	3/12/2014	—	(8,964)	(8,964)
	USD	33,232	JPY	3,300,000	HSBC Bank USA	2/18/2014	1,889	—	1,889
	USD	1,796,628	MXN	23,324,723	JPMorgan Chase Bank N.A.	1/23/2014	12,915	—	12,915
	USD	125,428	MXN	1,640,109	BNP Paribas SA	3/6/2014	425	—	425

89

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Real Return Bond Trust (continued)	USD	209,821	MXN	2,732,000	HSBC Bank USA	3/6/2014	$1,598	—	$1,598
	USD	752,088	MXN	9,934,701	Morgan Stanley and Company, Inc.	3/6/2014	—	($5,100)	(5,100)
	USD	1,986,725	MXN	25,709,614	BNP Paribas SA	3/13/2014	28,285	—	28,285
	USD	311,094	NZD	379,000	HSBC Bank USA	1/6/2014	—	(595)	(595)
							$88,105	($73,081)	$15,024

Strategic Income Opportunities Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, and enhance potential gain/income. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $347.2 million to $1.3 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Strategic Income Opportunities Trust
	AUD	6,180,000	CAD	5,999,729	Bank of Montreal	2/12/2014	—	($139,152)	($139,152)
	AUD	925,000	CAD	889,147	Royal Bank of Canada	2/12/2014	—	(12,485)	(12,485)
	AUD	1,800,000	CAD	1,738,638	Toronto Dominion Bank	2/12/2014	—	(32,201)	(32,201)
	CAD	3,764,964	AUD	3,920,000	Barclays Bank PLC Wholesale	2/12/2014	$49,997	—	49,997
	CAD	4,279,206	AUD	4,455,000	Deutsche Bank AG London	2/12/2014	57,198	—	57,198
	CAD	2,940,642	AUD	3,035,000	Royal Bank of Canada	2/12/2014	62,858	—	62,858
	CAD	3,597,458	AUD	3,735,000	Toronto Dominion Bank	2/12/2014	57,209	—	57,209
	CAD	8,132,786	GBP	4,645,000	J. Aron & Company	2/12/2014	—	(41,038)	(41,038)
	CAD	2,917,308	NZD	3,335,000	Bank of Montreal	2/12/2014	8,168	—	8,168
	CAD	4,768,130	NZD	5,525,000	Royal Bank of Canada	2/12/2014	—	(47,498)	(47,498)
	EUR	813,317	USD	1,118,067	Deutsche Bank AG London	2/12/2014	786	—	786
	GBP	4,645,000	CAD	8,095,956	J. Aron & Company	2/12/2014	75,676	—	75,676
	MXN	97,969,484	USD	7,463,204	Bank of Nova Scotia	2/12/2014	17,042	—	17,042
	NZD	3,335,000	CAD	2,898,323	Bank of Montreal	2/12/2014	9,687	—	9,687
	NZD	16,895,000	CAD	14,726,154	Royal Bank of Canada	2/12/2014	8,311	—	8,311
	NZD	3,425,000	CAD	3,010,883	Toronto Dominion Bank	2/12/2014	—	(22,352)	(22,352)
	USD	12,696,033	AUD	13,932,394	Barclays Bank PLC Wholesale	2/12/2014	288,835	—	288,835
	USD	98,982,336	CAD	104,541,023	Royal Bank of Canada	2/12/2014	663,689	—	663,689
	USD	40,523,043	EUR	30,089,283	Bank of Montreal	2/12/2014	—	(869,767)	(869,767)
	USD	664,088	EUR	486,052	Citibank N.A.	2/12/2014	—	(4,557)	(4,557)
	USD	979,264	GBP	605,280	Bank of Montreal	2/12/2014	—	(22,771)	(22,771)
	USD	9,460,076	NOK	57,859,715	State Street Bank and Trust Company	2/12/2014	—	(65,370)	(65,370)
	USD	27,215,776	NZD	33,600,968	Deutsche Bank AG London	2/12/2014	—	(345,073)	(345,073)
	USD	8,277,771	SEK	55,003,718	HSBC Bank USA	2/12/2014	—	(268,240)	(268,240)
	USD	11,985,361	SGD	14,987,694	State Street Bank and Trust Company	2/12/2014	108,403	—	108,403
							$1,407,859	($1,870,504)	($462,645)

Total Return Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency, maintain diversity and liquidity of the portfolio. During the year ended December 31, 2013 the portfolio held forward foreign currency contracts with USD notional values ranging from approximately $302.8 million to $962.5 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2013.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Total Return Trust
	BRL	703,566	USD	298,323	Morgan Stanley and Company, Inc.	1/3/2014	—	($107)	($107)
	EUR	77,353,000	USD	106,491,875	Citibank N.A.	1/2/2014	—	(77,402)	(77,402)
	MXN	53,743,966	USD	4,068,584	Morgan Stanley and Company, Inc.	3/6/2014	$27,589	—	27,589
	USD	300,335	BRL	703,566	Morgan Stanley and Company, Inc.	1/3/2014	2,120	—	2,120
	USD	39,368,142	CAD	41,782,000	Citibank N.A.	3/20/2014	108,115	—	108,115
	USD	99,635,932	EUR	73,613,000	Bank of America N.A.	1/2/2014	—	(1,633,427)	(1,633,427)
	USD	1,080,461	EUR	789,000	Citibank N.A.	1/2/2014	—	(4,965)	(4,965)
	USD	737,262	EUR	536,000	Deutsche Bank AG London	1/2/2014	—	(113)	(113)
	USD	337,566	EUR	247,000	HSBC Bank USA	1/2/2014	—	(2,231)	(2,231)
	USD	232,429	EUR	169,000	JPMorgan Chase Bank N.A.	1/2/2014	—	(64)	(64)
	USD	2,719,160	EUR	1,999,000	Royal Bank of Scotland PLC	1/2/2014	—	(30,863)	(30,863)
	USD	106,489,477	EUR	77,353,000	Citibank N.A.	2/4/2014	77,352	—	77,352
	USD	473,488	EUR	345,000	HSBC Bank USA	2/4/2014	—	(1,118)	(1,118)
	USD	1,450,003	EUR	1,055,000	JPMorgan Chase Bank N.A.	2/4/2014	—	(1,328)	(1,328)
	USD	35,442,042	EUR	26,892,000	Bank of America N.A.	3/14/2014	—	(1,551,713)	(1,551,713)

90

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Total Return Trust
(continued)	USD	3,192,240	EUR	2,388,000	Royal Bank of Scotland PLC	3/14/2014	—	($92,792)	($92,792)
	USD	1,768,746	EUR	1,400,000	BNP Paribas SA	4/1/2014	—	(157,112)	(157,112)
	USD	1,267,350	EUR	1,000,000	Citibank N.A.	4/1/2014	—	(108,263)	(108,263)
	USD	12,021,102	EUR	9,000,000	Bank of America N.A.	6/2/2014	—	(360,391)	(360,391)
	USD	2,529,060	EUR	2,000,000	BNP Paribas SA	6/2/2014	—	(222,383)	(222,383)
	USD	2,028,800	EUR	1,600,000	Credit Suisse International	6/2/2014	—	(172,354)	(172,354)
	USD	33,670,325	EUR	25,200,000	HSBC Bank USA	6/2/2014	—	(997,856)	(997,856)
	USD	1,771,000	EUR	1,400,000	BNP Paribas SA	7/1/2014	—	(155,086)	(155,086)
	USD	1,139,040	EUR	900,000	BNP Paribas SA	8/1/2014	—	(99,218)	(99,218)
	USD	2,000,000	JPY	209,808,800	Credit Suisse International	1/6/2014	$7,703	—	7,703
	USD	1,402,925	JPY	143,800,000	Barclays Bank PLC Wholesale	2/18/2014	37,141	—	37,141
	USD	5,676,865	JPY	584,700,000	BNP Paribas SA	2/18/2014	123,497	—	123,497
	USD	2,112,898	JPY	219,400,000	Deutsche Bank AG London	2/18/2014	29,080	—	29,080
	USD	8,534,597	JPY	847,500,000	HSBC Bank USA	2/18/2014	485,206	—	485,206
	USD	2,810,511	JPY	288,800,000	JPMorgan Chase Bank N.A.	2/18/2014	67,545	—	67,545
	USD	5,587,009	JPY	583,600,000	UBS AG	2/18/2014	44,090	—	44,090
	USD	1,077,312	MXN	13,877,393	JPMorgan Chase Bank N.A.	1/23/2014	16,065	—	16,065
	USD	3,217,624	MXN	41,574,920	BNP Paribas SA	2/6/2014	41,699	—	41,699
							$1,067,202	($5,668,786)	($4,601,584)

Options.  There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If the portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

During the year ended December 31, 2013, Global Bond Trust, Real Return Bond Trust and Total Return Trust used purchased options to manage duration of the portfolio, to manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio. High Yield Trust used purchased options to manage against potential credit events. Strategic Income Opportunities Trust used purchased options to manage against anticipated currency exchange rates. The following table summarizes the approximate range of market value of purchased options held by the portfolios during the year ended December 31, 2013, as measured at each quarter end.

Portfolio	Market Value Range
Global Bond Trust	$119,900 to $1,757,800
High Yield Trust	up to $310,200
Real Return Bond Trust	$12,900 to $27,100
Strategic Income Opportunities Trust	$446,500 to $1,091,000
Total Return Trust	up to $403,000

The following tables summarize the portfolios’ written options activities during the year ended December 31, 2013. In addition, the tables detail how the portfolios used written option contracts held during the year ended December 31, 2013.

	Number of Contracts/Notional	Premiums Received
Global Bond Trust
Outstanding, beginning of period	227,800,000	$3,672,423
Options written	2,163,179,042	4,966,049
Option closed	(495,976,040)	(3,778,148)
Options exercised	(843,708,783)	(1,607,769)
Options expired	(847,993,894)	(1,657,114)
Outstanding, end of period	203,300,325	$1,595,441

91

DERIVATIVE INSTRUMENTS, CONTINUED

	Number of Contracts/Notional	Premiums Received
High Yield Trust
Outstanding, beginning of period	30,920,000	$165,984
Options written	23,200,000	150,080
Option closed	—	—
Options exercised	(17,200,000)	(111,210)
Options expired	(36,920,000)	(204,854)
Outstanding, end of period	—	—

Strategic Income Opportunities Trust
Outstanding, beginning of period	—	—
Options written	93,335,000	$496,449
Option closed	—	—
Options exercised	(21,040,000)	(81,500)
Options expired	(72,295,000)	(414,949)
Outstanding, end of period	—	—

Real Return Bond Trust
Outstanding, beginning of period	24,200,000	$215,591
Options written	180,200,010	330,905
Option closed	(7,200,000)	(58,048)
Options exercised	(13,200,005)	(72,812)
Options expired	(145,800,005)	(248,030)
Outstanding, end of period	38,200,000	$167,606

Total Return Trust
Outstanding, beginning of period	586,500,000	$2,823,503
Options written	2,189,100,911	7,624,000
Option closed	(890,700,000)	(2,731,504)
Options exercised	(407,300,272)	(1,493,069)
Options expired	(753,300,368)	(3,128,444)
Outstanding, end of period	724,300,271	$3,094,486

Options on Exchange-Traded Future Contracts

Global Bond Trust

The portfolio used written options to manage duration, manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

Portfolio	Name of Issuer	Exercise Rate	Expiration Date		Number of Contracts	Premium	Value
Global Bond Trust	CALLS
	3 Month EURIBOR	99.50	Dec 2014	EUR	107	$70,490	($80,960)
	U.S. Treasury 10-Year Note Futures	$124.50	Jan 2014	USD	63	17,613	(7,875)
	U.S. Treasury 10-Year Note Futures	124.00	Jan 2014	USD	48	23,013	(11,250)
						$111,116	($100,085)
	PUTS
	3 Month EURIBOR	99.50	Dec 2014	EUR	107	$90,872	($33,120)
						$90,872	($33,120)

Total Return Trust

The portfolio used written options to manage duration, manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

Portfolio	Description	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Total Return Trust	PUTS
	Eurodollar futures	$97.38	Mar 2014	EUR	271	$95,211	($135,500)
						$95,211	($135,500)

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Foreign Currency Options (OTC)

Global Bond Trust

The portfolio used written options to manage against anticipated currency exchange rates and gain exposure to foreign currencies.

Portfolio	Description	Counterparty	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	CALLS
	U.S. Dollar versus Japanese Yen	Barclays Bank PLC	$105.50	Jan 2014	USD	5,700,000	$20,634	($27,582)
							$20,634	($27,582)
	PUTS
	U.S. Dollar versus Japanese Yen	Deutsche Bank AG	$103.00	Jan 2014	USD	4,500,000	$27,315	($11,214)
							$27,315	($11,214)

Interest Rate Swaptions (OTC)

An interest rate swaption is an option to enter into an interest rate swap.

Global Bond Trust

The portfolio used interest rate swaptions to manage duration, manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	CALLS
	1-Year Interest Rate Swap	Deutsche Bank AG	3-Month EURIBOR	Receive	0.04%	Mar 2014	EUR	10,000,000	$18,118	($14,803)
	1-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month EURIBOR	Receive	0.04%	Mar 2014	EUR	12,400,000	23,871	(18,355)
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	1.40%	Jan 2014	USD	36,800,000	79,043	(295)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.50%	Jan 2014	USD	16,400,000	52,480	(16)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.50%	Mar 2014	USD	8,900,000	32,485	(614)
									$205,997	($34,083)
	PUTS
	1-Year Interest Rate Swap	Deutsche Bank AG	3-Month EURIBOR	Receive	0.04%	Mar 2014	EUR	10,000,000	$20,383	($3,315)
	1-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month EURIBOR	Receive	0.04%	Mar 2014	EUR	12,400,000	23,871	(4,111)
	5-Year Interest Rate Swap	Bank of America N.A.	3-Month USD LIBOR	Receive	2.50%	Sep 2015	USD	30,000,000	570,000	(1,201,170)
	5-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	2.50%	Sep 2015	USD	15,100,000	284,623	(604,589)
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	2.00%	Jan 2014	USD	36,800,000	192,290	(51,005)
									$1,091,167	($1,864,190)

Real Return Bond Trust

The portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	CALLS
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, LP	3-Month USD LIBOR	Receive	1.30%	Mar 2014	USD	600,000	$730	(34)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.50%	Jan 2014	USD	4,600,000	28,810	(5)
									$29,540	($39)
	PUTS
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.00%	Mar 2014	USD	7,100,000	$16,508	($12,848)
	2-Year Interest Rate Swap	Goldman Sachs Capital Markets, LP	3-Month USD LIBOR	Receive	2.00%	Mar 2014	USD	15,400,000	16,078	(27,868)
	5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	2.85%	Apr 2014	USD	3,000,000	36,000	(3,165)
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, LP	3-Month USD LIBOR	Receive	1.90%	Mar 2014	USD	600,000	2,526	(4,551)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	3.50%	Jan 2014	USD	4,000,000	40,354	(1,768)
									$111,466	($50,200)

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Total Return Trust

The portfolio used interest rate swaptions to manage duration, manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Total Return Trust	CALLS
	1-Year Interest Rate Swap	Bank of America N.A.	3-Month EURIBOR	Receive	0.40%	Mar 2014	EUR	17,800,000	$33,264	($26,348)
	1-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month EURIBOR	Receive	0.40%	Mar 2014	EUR	4,400,000	9,073	(6,513)
	1-Year Interest Rate Swap	Barclays Bank PLC	3-Month EURIBOR	Receive	0.40%	Mar 2014	EUR	4,400,000	8,506	(6,513)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	1.30%	Jan 2014	USD	19,900,000	21,560	—
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	1.40%	May 2014	USD	24,100,000	59,045	(9,447)
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	1.40%	May 2014	USD	18,400,000	47,380	(7,213)
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	1.40%	Jan 2014	USD	137,800,000	238,898	(1,102)
	10-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	2.40%	Mar 2014	USD	9,000,000	27,900	(495)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.50%	Jan 2014	USD	2,100,000	12,600	(2)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.50%	Mar 2014	USD	14,300,000	52,195	(987)
	10-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	2.60%	Mar 2014	USD	9,300,000	55,335	(1,869)
	10-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	2.65%	Mar 2014	USD	5,700,000	24,510	(1,881)
									$590,266	($62,370)
	PUTS
	1-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month EURIBOR	Receive	0.40%	Mar 2014	EUR	4,400,000	$9,073	($1,459)
	1-Year Interest Rate Swap	Bank of America N.A.	3-Month EURIBOR	Receive	0.40%	Mar 2014	EUR	17,800,000	39,573	(5,901)
	1-Year Interest Rate Swap	Barclays Bank PLC	3-Month EURIBOR	Receive	0.40%	Mar 2014	EUR	4,400,000	9,640	(1,459)
	2-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	2.00%	Mar 2014	USD	56,400,000	61,592	(102,064)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.00%	Mar 2014	USD	86,500,000	227,063	(156,534)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	1.80%	Jan 2014	USD	19,900,000	88,703	(93,431)
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	1.90%	May 2014	USD	18,400,000	156,492	(229,908)
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	2.00%	Jan 2014	USD	137,800,000	893,820	(190,991)
	10-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	2.90%	Mar 2014	USD	9,000,000	144,000	(251,676)
	10-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	3.10%	Mar 2014	USD	5,700,000	68,400	(78,803)
	10-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	3.10%	Mar 2014	USD	18,100,000	252,558	(250,233)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	3.50%	Jan 2014	USD	2,100,000	16,695	(928)
									$1,967,609	($1,363,387)

Credit Default Swaptions (OTC)

A credit default swaption is an option to enter into a credit default swap.

High Yield Trust

The portfolio may use credit default swaptions to manage against potential credit events. At December 31, 2013, the portfolio held no credit default swaptions.

Total Return Trust

The portfolio used credit default swaptions to manage against potential credit events.

Fund	Description	Counterparty	Index	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Total Return Trust	CALLS
	5-Year Credit Default Swap	BNP Paribas	CDX.IG21	Sell	0.60%	Mar 2014	USD	$8,000,000	$4,800	($8,202)
	5-Year Credit Default Swap	JP Morgan Chase Bank	CDX.IG21	Sell	0.60%	Mar 2014	USD	4,600,000	1,840	(4,717)
	5-Year Credit Default Swap	BNP Paribas	ITRAXX.MAIN20	Sell	0.70%	Mar 2014	EUR	4,700,000	4,497	(9,538)
								$17,300,000	$11,137	($22,457)
	PUTS
	5-Year Credit Default Swap	BNP Paribas	CDX.IG21	Sell	0.90%	Mar 2014	USD	$8,000,000	$9,760	($3,477)
	5-Year Credit Default Swap	JP Morgan Chase Bank	CDX.IG21	Sell	0.90%	Mar 2014	USD	4,600,000	7,590	(1,999)
	5-Year Credit Default Swap	BNP Paribas	ITRAXX.MAIN20	Sell	1.10%	Mar 2014	EUR	4,700,000	11,724	(1,943)
								$17,300,000	$29,074	($7,419)

Inflation Floors (OTC)

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that inflation falls below a specified rate (based on the Consumer Price Index or other designated measure), or “floor”.

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Global Bond Trust

The portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

Portfolio	Description	Counterparty	Strike Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Oct 2020	USD	2,300,000	$22,540	($625)
	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	2,000,000	25,800	(472)
								$48,340	($1,097)

Real Return Bond Trust

The portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

Portfolio	Description	Counterparty	Strike Index		Exercise Index	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	Floor- OTC CPURNSA Index	Citibank N.A.	216.687		Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Apr 2020	USD	2,600,000	$23,160	($446)
	Floor- OTC CPURNSA Index	Citibank N.A.	217.965		Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	200,000	2,580	(47)
	Floor- OTC CPURNSA Index	BNP Paribas	0	*	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Mar 2018	USD	100,000	860	(139)
									$26,600	($632)

*	The floor level is zero. The starting index value will be determined in March 2014, using the index value from December 2013.

Total Return Trust

The portfolio used inflation floors to mange against anticipated interest rate changes, manage duration and as a substitute for securities purchased.

Portfolio	Description	Counterparty	Strike Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Total Return Trust	Floor-OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Mar 2020	USD	7,500,000	$63,459	($1,181)
	Floor-OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Mar 2020	USD	2,600,000	19,500	(406)
	Floor-OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Apr 2020	USD	17,900,000	159,640	(3,068)
	Floor-OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD	6,900,000	89,010	(1,630)
	Floor-OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Oct 2020	USD	7,100,000	69,580	(1,929)
								$401,189	($8,214)

Swaps.  Swap agreements are agreements between a portfolio and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the portfolios are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or a portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by a portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps.  Interest rate swaps represent an agreement between a portfolio and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The portfolio settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following table summarizes the interest rate swap contracts held at December 31, 2013, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2013. In addition, the tables detail how the portfolios used interest rate swap contracts during the year ended December 31, 2013.

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Global Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2013, the portfolio held interest rate swaps with total USD notional amounts ranging from approximately $39.1 million to $325.9 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Morgan Stanley Capital Services, Inc.	600,000.00	MXN	$49,384	MXN-TIIE-Banxico	Fixed 6.59%	Dec 2015	($269)	$2,382	$2,113
	Morgan Stanley Capital Services, Inc.	21,500,000	MXN	1,629,164	MXN-TIIE-Banxico	Fixed 5.00%	Jun 2018	(25,981)	3,775	(22,206)
Exchange Cleared Swaps
		12,300,000	EUR	16,632,680	EUR-EURIBOR-Reuters	Fixed 2.25%	Mar 2024	42,968	3,700	46,668
		6,800,000	GBP	10,888,153	GBP-LIBOR-BBA	Fixed 3.00%	Mar 2024	134,913	(204,311)	(69,398)
		6,200,000	GBP	10,151,147	Fixed 3.5%	GBP-LIBOR-BBA	Mar 2044	(130,922)	44,157	(86,765)
		1,650,000,000	JPY	16,433,433	JPY-LIBOR-BBA	Fixed 1.50%	Jun 2033	(200,777)	(224,412)	(425,189)
		37,000,000	USD	37,000,000	USD-LIBOR-BBA	Fixed 3.00%	Jun 2023	(2,068,448)	(252,303)	(2,320,751)
				$92,783,961				($2,248,516)	($627,012)	($2,875,528)

Investment Quality Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes. During the year ended December 31, 2013, the portfolio held interest rate swaps with total USD notional amounts as represented below, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	JPMorgan Chase Bank, N.A.	5,100,000	USD	$5,100,000	Fixed 4.318%	3 Month LIBOR	Dec 2028	—	($525,126)	($525,126)
	JPMorgan Chase Bank, N.A.	2,100,000	USD	2,100,000	Fixed 3.425%	3 Month LIBOR	Jun 2039	—	162,105	162,105
				$7,200,000				—	($363,021)	($363,021)

Real Return Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2013, the portfolio held interest rate swaps with total USD notional amounts ranging from approximately $12.9 million to $18.8 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	HSBC Bank	1,019,005	BRL	$726,942	CDI	Fixed 10.91%	Jan 2017	$36	($12,469)	($12,433)
	Morgan Stanley Capital Services	5,812,073	BRL	3,919,319	CDI	Fixed 8.22%	Jan 2017	(435)	(289,346)	(289,781)
	UBS AG	2,772,083	BRL	1,879,473	CDI	Fixed 8.15%	Jan 2017	—	(141,370)	(141,370)
Exchange Cleared Swaps
		200,000,000	JPY	2,025,595	Fixed 1.00%	JPY-LIBOR-BBA	Sep 2023	(17,361)	(5,747)	(23,108)
		4,300,000	USD	4,300,000	Fixed 3.50%	3 Month LIBOR	Dec 2043	222,051	111,915	333,966
				$12,851,329				$204,291	($337,017)	($132,726)

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Total Return Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. During the year ended December 31, 2013, the portfolio held interest rate swaps with total USD notional amounts ranging from approximately $708.4 million to $1.7 billion, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Fund	Payments Received by Fund	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust
	Bank of America N.A.	2,625,083	BRL	$1,883,986	BRL-Interbank-Deposit-Rate-Annualized	Fixed 8.86%	Jan 2017	$2,973	($99,442)	($96,469)
	Barclays Bank PLC	341,700,000	MXN	25,180,510	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	86,896	606,561	693,457
	Barclays Bank PLC	87,000,000	MXN	6,291,655	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(34,989)	154,362	119,373
	Barclays Bank PLC	1,800,000	MXN	139,367	MXN-TIIE-Banxico	Fixed 5.00%	Sep 2017	(781)	833	52
	Barclays Bank PLC	100,000	MXN	7,757	MXN-TIIE-Banxico	Fixed 5.75%	Jun 2023	(271)	(271)	(542)
	Barclays Bank PLC	200,000	MXN	15,512	MXN-TIIE-Banxico	Fixed 6.00%	Jun 2023	(329)	(476)	(805)
	BNP Paribas	100,000	MXN	7,877	MXN-TIIE-Banxico	Fixed 5.75%	Jun 2023	(122)	(423)	(545)
	Deutsche Bank AG	2,050,185	BRL	1,509,814	BRL-Interbank-Deposit-Rate-Annualized	Fixed 9.13%	Jan 2017	10,747	(87,121)	(76,374)
	Deutsche Bank AG	200,000	MXN	15,676	MXN-TIIE-Banxico	Fixed 5.75%	Jun 2023	(320)	(765)	(1,085)
	Goldman Sachs	1,437,137	BRL	1,041,796	BRL-Interbank-Deposit-Rate-Annualized	Fixed 9.095%	Jan 2017	—	(54,887)	(54,887)
	Goldman Sachs	200,000	MXN	15,555	MXN-TIIE-Banxico	Fixed 5.75%	Jun 2023	(460)	(625)	(1,085)
	HSBC Bank USA	248,800,000	MXN	19,069,343	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	51,386	453,537	504,923
	HSBC Bank USA	2,340,316	BRL	1,708,543	BRL-Interbank-Deposit-Rate-Annualized	Fixed 8.95%	Jan 2017	(15)	(93,155)	(93,170)
	HSBC Bank USA	40,000,000	MXN	2,868,671	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(11,847)	66,731	54,884
	HSBC Bank USA	5,200,000	MXN	403,791	MXN-TIIE-Banxico	Fixed 5.00%	Sep 2017	(2,484)	2,634	150
	HSBC Bank USA	7,800,000	MXN	611,285	MXN-TIIE-Banxico	Fixed 4.75%	Feb 2018	(5,213)	(5,143)	(10,356)
	HSBC Bank USA	92,000,000	MXN	7,135,517	MXN-TIIE-Banxico	Fixed 5.00%	Jun 2018	(131,288)	38,628	(92,660)
	HSBC Bank USA	11,800,000	MXN	921,594	MXN-TIIE-Banxico	Fixed 5.50%	Sep 2022	(19,624)	(46,957)	(66,581)
	HSBC Bank USA	300,000	MXN	23,631	MXN-TIIE-Banxico	Fixed 5.75%	Jun 2023	(454)	(1,179)	(1,633)
	JPMorgan Chase Bank, N.A.	300,000	MXN	22,662	MXN-TIIE-Banxico	Fixed 6.00%	Jun 2023	(1,040)	(168)	(1,208)
	Morgan Stanley Capital Services, Inc.	13,600,000	MXN	1,105,893	MXN-TIIE-Banxico	Fixed 5.600%	Sep 2016	1,511	26,089	27,600
	Morgan Stanley Capital Services, Inc.	1,366,245	BRL	1,005,278	BRL-Interbank-Deposit-Rate-Annualized	Fixed 9.14%	Jan 2017	6,566	(57,675)	(51,109)
	Morgan Stanley Capital Services, Inc.	50,000,000	MXN	3,608,427	MXN-TIIE-Banxico	Fixed 5.500%	Sep 2017	(15,736)	84,341	68,605
	Morgan Stanley Capital Services, Inc.	60,000,000	MXN	4,653,598	MXN-TIIE-Banxico	Fixed 5.00%	Jun 2018	(86,952)	25,039	(61,913)
	Morgan Stanley Capital Services, Inc.	11,100,000	MXN	906,274	MXN-TIIE-Banxico	Fixed 6.350%	Jun 2021	2,029	(1,414)	615
	Morgan Stanley Capital Services, Inc.	300,000	MXN	23,228	MXN-TIIE-Banxico	Fixed 5.50%	Sep 2022	(383)	(1,310)	(1,693)
	Morgan Stanley Capital Services, Inc.	22,000,000	MXN	1,706,913	MXN-TIIE-Banxico	Fixed 5.50%	Sep 2022	(46,484)	(77,650)	(124,134)
	UBS AG	2,620,884	BRL	1,903,414	BRL-Interbank-Deposit-Rate-Annualized	Fixed 8.90%	Jan 2017	1,218	(105,872)	(104,654)

Exchange Cleared Swaps
		376,400,000	USD	376,400,000	3 month Libor	Fixed 1.5%	Mar 2016	2,902,377	(343,233)	2,559,144
		397,400,000	USD	397,400,000	USD-LIBOR-BBA	Fixed 1.5%	Dec 2016	316,637	(680,655)	(364,018)
		478,800,000	USD	478,800,000	3 month Libor	Fixed 3.00%	Sep 2017	2,887,824	(500,048)	2,387,776
		122,100,000	USD	122,100,000	Federal Fund Effective Rate US	Fixed 1.00%	Oct 2017	(143,913)	(1,537,648)	(1,681,561)
		87,400,000	USD	87,400,000	Fixed 4.250%	3 Month LIBOR	Jun 2041	(21,611,440)	16,052,713	(5,558,727)
		177,600,000	USD	177,600,000	Fixed 2.75%	3 month Libor	Jun 2043	12,378,032	25,952,634	38,330,666
		9,000,000	USD	9,000,000	Fixed 3.50%	3 month Libor	Dec 2043	336,950	362,049	698,999
				$1,732,487,567				($3,128,999)	$40,130,034	$37,001,035

The following are abbreviations for the tables above:

CDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
TIIE	Tasa de Intere’s Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

Currency swaps.  A currency swap is an agreement between a portfolio and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

Global Bond Trust used currency swaps to manage against anticipated interest rate changes. During the year ended December 31, 2013, the portfolio held currency swaps with total USD notional amounts up to approximately $47.7 million, as measured at each quarter end. At December 31, 2013, the portfolio held no currency swaps.

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. A portfolio may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolio may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

The following table summarizes the contracts held at December 31, 2013, and the range of notional contract amounts held by the portfolios during year ended December 31, 2013. In addition, the tables detail how the portfolios used credit default swap contracts as buyer of protection during the year ended December 31, 2013.

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Global Bond Trust

The portfolio used credit default swaps to manage against potential credit events, gain exposure to securities or credit index and as a substitute for securites purchased. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $20.8 million to $34.8 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	CNA Financial Corp	4,000,000	USD	$4,000,000	(0.940)%	Dec 2014	—	($31,829)	($31,829)
	Bank of America N.A.	Computer Sciences Corporation	2,050,000	USD	2,050,000	(0.970)%	Mar 2018	—	(19,685)	(19,685)
	Bank of America N.A.	Spectra Energy Capital, LLC	3,000,000	USD	3,000,000	(1.180)%	Jun 2018	—	(60,391)	(60,391)
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	(1.490)%	Jun 2018	—	(143,816)	(143,816)
	Deutsche Bank AG	Marsh & Mclennan Companies, Inc.	1,100,000	USD	1,100,000	(0.800)%	Sep 2015	—	(13,244)	(13,244)
	Deutsche Bank AG	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.200)%	Jun 2018	—	(21,009)	(21,009)
	Deutsche Bank AG	Tate & Lyle Public Limited Company	400,000	USD	400,000	(0.510)%	Dec 2014	—	(1,776)	(1,776)
	Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	2,250,000	USD	2,250,000	(0.885)%	Jun 2018	—	(42,878)	(42,878)
	Morgan Stanley Capital Services, Inc.	Duke Capital NS	1,000,000	USD	1,000,000	(1.150)%	Jun 2018	—	(18,813)	(18,813)
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	3,000,000	(0.940)%	Jun 2017	—	(25,012)	(25,012)
					$20,800,000			—	($378,453)	($378,453)

High Yield Trust

The portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $9.5 million to $20.5 million, as measured at each quarter end.

Portfolio	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
High Yield Trust
Exchange Cleared Swaps
	CDX.NA.HY.21	14,620,000	USD	$14,620,000	(5.000)%	Dec 2018	($888,542)	($378,452)	($1,266,994)
				$14,620,000			($888,542)	($378,452)	($1,266,994)

Investment Quality Bond Trust

The portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $18.0 million to $57.4 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Goldman Sachs International	ABX.HE.AAA.06-1	1,183,456	USD	$1,183,456	(0.180)%	Jul 2045	$101,001	($54,595)	$46,406
	Goldman Sachs International	ABX.HE.PENAAA.06-2	885,675	USD	885,675	(0.110)%	May 2046	200,912	(34,419)	166,493
	Goldman Sachs International	CMBX.NA.A.1	235,000	USD	235,000	(0.350)%	Oct 2052	102,281	(14,172)	88,109
	Goldman Sachs International	CMBX.NA.AA.1	235,000	USD	235,000	(0.250)%	Oct 2052	48,191	(3,623)	44,568
	Goldman Sachs International	CMBX.NA.AA.2	1,021,600	USD	1,021,600	(0.150)%	Mar 2049	379,353	(32,551)	346,802
	Goldman Sachs International	CMBX.NA.AM.2	740,000	USD	740,000	(0.500)%	Mar 2049	41,495	(23,289)	18,206
	Goldman Sachs International	CMBX.NA.AM.4	260,000	USD	260,000	(0.500)%	Feb 2051	39,484	(21,699)	17,785
	JPMorgan Chase Bank, N.A.	ABX.HE.AA.06-1	526,689	USD	526,689	(0.320)%	Jul 2045	135,787	979	136,766
	JPMorgan Chase Bank, N.A.	ABX.HE.AAA.06-1	988,683	USD	988,683	(0.180)%	Jul 2045	22,273	17,239	39,512
	JPMorgan Chase Bank, N.A.	ABX.HE.PENAAA.06-2	533,605	USD	533,605	(0.110)%	May 2046	122,926	(22,616)	100,310
	JPMorgan Chase Bank, N.A.	ABX.HE.PENAAA.07-1	738,763	USD	738,763	(0.090)%	Aug 2037	305,503	(75,669)	229,834
	JPMorgan Chase Bank, N.A.	CMBX.NA.A.1	810,000	USD	810,000	(0.350)%	Oct 2052	321,999	(18,386)	303,613
	JPMorgan Chase Bank, N.A.	CMBX.NA.AA.2	1,796,769	USD	1,796,769	(0.150)%	Mar 2049	414,957	(36,484)	378,473
	JPMorgan Chase Bank, N.A.	CMBX.NA.AJ.1	65,000	USD	65,000	(0.840)%	Oct 2052	4,275	(1,823)	2,452
	JPMorgan Chase Bank, N.A.	CMBX.NA.AJ.4	9,958	USD	9,958	(0.960)%	Feb 2051	2,517	(237)	2,280
	JPMorgan Chase Bank, N.A.	CMBX.NA.AM.2	785,000	USD	785,000	(0.500)%	Mar 2049	45,729	(26,435)	19,294
	JPMorgan Chase Bank, N.A.	CMBX.NA.AM.4	5,000	USD	5,000	(0.500)%	Feb 2051	415	(75)	340
	Morgan Stanley & Company International, Ltd.	ABX.HE.AAA.06-1	1,833,404	USD	1,833,404	(0.180)%	Jul 2045	67,569	4,320	71,889
	Morgan Stanley & Company International, Ltd.	CMBX.NA.A.1	105,000	USD	105,000	(0.350)%	Oct 2052	42,721	(3,353)	39,368
	Morgan Stanley & Company International, Ltd.	CMBX.NA.AA.1	1,240,000	USD	1,240,000	(0.250)%	Oct 2052	264,489	(29,322)	235,167
	Morgan Stanley & Company International, Ltd.	CMBX.NA.AA.2	217,877	USD	217,877	(0.150)%	Mar 2049	79,549	(5,602)	73,947
	Morgan Stanley & Company International, Ltd.	CMBX.NA.AJ.1	370,000	USD	370,000	(0.840)%	Oct 2052	25,398	(11,398)	14,000

98

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Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust (continued)
	Morgan Stanley & Company International, Ltd.	CMBX.NA.AJ.4	398,312	USD	$398,312	(0.960)%	Feb 2051	$149,988	($58,451)	$91,537
	Morgan Stanley & Company International, Ltd.	CMBX.NA.AM.2	215,000	USD	215,000	(0.500)%	Mar 2049	10,409	(5,119)	5,290
Exchange Cleared Swaps
		ITRAXX-XOVERS20V1-5Y	285,000	EUR	392,074	(5.000)%	Dec 2018	(31,380)	(5,941)	(37,321)
					$15,591,865			$2,897,841	($462,721)	$2,435,120

Real Return Bond Trust

The portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $1.0 million to $2.0 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	Barclays Bank PLC	Everest Reinsurance Holdings, Inc.	1,000,000	USD	$1,000,000	(0.535)%	Dec 2014	—	($2,734)	($2,734)
					$1,000,000			—	($2,734)	($2,734)

Total Return Trust

The portfolio used credit default swaps to manage against potential credit events, gain exposure to securities or credit index and as a substitute for securites purchased. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging up to approximately $99.1 million, as measured at each quarter end. At December 31, 2013, portfolio held no credit default swap contracts.

Implied credit spreads are utilized in determining the market value of CDS agreements in which a portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The following table summarizes the contracts held at December 31, 2013, and range of notional contract amounts held by the portfolios during year ended December 31, 2013. In addition, the tables detail how the portfolios used credit default swap contracts as seller of protection during the year ended December 31, 2013.

Global Bond Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit, gain exposure to securities or credit index and as a substitute for securites purchased. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $5.0 million to $48.7 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread or Credit Rating at 12-31-13	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	Government of Japan	0.33%	4,800,000	USD	$4,800,000	1.000%	Jun 2018	$72,193	$70,129	$142,322
	Goldman Sachs International	Government of Japan	0.33%	9,200,000	USD	9,200,000	1.000%	Jun 2018	154,826	117,956	272,782
	Deutsche Bank AG	Government of Japan	0.33%	2,300,000	USD	2,300,000	1.000%	Jun 2018	35,624	32,572	68,196
	Morgan Stanley Capital Services, Inc.	Government of Japan	0.33%	2,300,000	USD	2,300,000	1.000%	Jun 2018	35,116	33,080	68,196
						$18,600,000			$297,759	$253,737	$551,496

Investment Quality Bond Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $21.5 million to $65.5 million, as measured at each quarter end.

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Portfolio	Counterparty	Reference Obligation	Implied Credit Spread or Credit Rating at 12-31-13	Notional Amount	Currency	USD Notional Amount	(Pay)/ Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Goldman Sachs International	CDX-EMS20V1-5Y	2.75%	2,685,000	USD	$2,685,000	5.000%	Dec 2018	$280,104	($4,462)	$275,642
	Goldman Sachs International	CMBX.NA.AAA.6	Aaa	1,505,000	USD	1,505,000	0.500%	May 2063	(38,147)	217	(37,930)
	Goldman Sachs International	CMBX.NA.BB.6	Ba2	590,000	USD	590,000	5.000%	May 2063	(20,993)	8,882	(12,111)
	Goldman Sachs International	CMBX.NA.BBB-.6	Ba1	650,000	USD	650,000	3.000%	May 2063	2,452	(11,335)	(8,883)
	JPMorgan Chase Bank N.A.	ABX.HE.AAA.06-2	Caa1	343,643	USD	343,643	0.110%	May 2046	(108,860)	22,436	(86,424)
	JPMorgan Chase Bank N.A.	CMBX.NA.AAA.6	Aaa	1,685,000	USD	1,685,000	0.500%	May 2063	(45,294)	3,331	(41,963)
	JPMorgan Chase Bank N.A.	CMBX.NA.BB.6	Ba2	35,000	USD	35,000	5.000%	May 2063	(1,971)	1,398	(573)
	JPMorgan Chase Bank N.A.	CMBX.NA.BBB-.6	Ba1	250,000	USD	250,000	3.000%	May 2063	(21,445)	17,540	(3,905)
	JPMorgan Chase Bank N.A.	PRIMEX.ARM.1	B3	2,592	USD	2,592	4.420%	Jun 2036	264	12	276
	JPMorgan Chase Bank N.A.	PRIMEX.ARM.2	Ca	22,111	USD	22,111	4.580%	Dec 2037	649	110	759
	JPMorgan Chase Bank N.A.	PRIMEX.FRM.1	B1	88,833	USD	88,833	4.420%	Jul 2036	8,974	451	9,425
	Morgan Stanley & Company International, Ltd.	CMBX.NA.AAA.6	Aaa	3,435,000	USD	3,435,000	0.500%	May 2063	(77,767)	(7,908)	(85,675)
	Morgan Stanley & Company International, Ltd.	CMBX.NA.BB.6	Ba2	770,000	USD	770,000	5.000%	May 2063	(10,185)	(5,621)	(15,806)
	Morgan Stanley & Company International, Ltd.	CMBX.NA.BBB-.6	Ba1	245,000	USD	245,000	3.000%	May 2063	(19,398)	15,498	(3,900)
	Morgan Stanley & Company International, Ltd.	PRIMEX.ARM.1	B3	111,461	USD	111,461	4.420%	Jun 2036	3,504	8,367	11,871
	Morgan Stanley & Company International, Ltd.	PRIMEX.ARM.2	Ca	899,198	USD	899,198	4.580%	Dec 2037	(52,803)	87,049	34,246
Exchange Cleared Swaps
		CDX-NAIGS21V1-5Y	A3	8,350,000	USD	8,350,000	1.000%	Dec 2018	113,916	39,349	153,265
		CDX-NAHYS21V1-5Y	B2	2,410,000	USD	2,410,000	5.000%	Dec 2018	157,450	51,405	208,855
		ITRAXX-EUROPES20V1-5Y	Baa2	1,170,000	EUR	1,609,568	1.000%	Dec 2018	15,532	7,884	23,416
						$25,687,406			$185,982	$234,603	$420,585

Real Return Bond Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $300.0 thousand to $1.9 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread or Credit Rating at 12-31-13	Notional Amount	Currency	USD Notional Amount	(Pay)/ Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	JPMorgan Chase Bank, N.A.	Petroleo Brasileiro S/A Petrobras	1.55%	300,000	USD	$300,000	1.000%	Sep 2015	($2,876)	$298	($2,578)
						$300,000			($2,876)	$298	($2,578)

Total Return Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit. During the year ended December 31, 2013, the portfolio held credit default swaps with total USD notional amounts ranging from approximately $126.9 million to $368.0 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread or Credit Rating at 12-31-2013	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust
	Bank of America N.A.	Berkshire Hathaway, Inc.	0.21%	2,900,000	USD	$2,900,000	1.00%	Mar 2015	($13,045)	$42,316	$29,271
	Bank of America N.A.	United Mexican States	BAA+	600,000	USD	600,000	1.00%	Sep 2015	267	6,976	7,243
	Bank of America N.A.	General Electric Capital Corp.	0.30%	2,600,000	USD	2,600,000	1.00%	Dec 2015	(21,267)	58,047	36,780
	Bank of America N.A.	General Electric Capital Corp.	0.30%	2,500,000	USD	2,500,000	1.00%	Dec 2015	(19,981)	55,347	35,366
	Bank of America N.A.	Federative Republic of Brazil	BAA	1,000,000	USD	1,000,000	1.95%	Apr 2016	(951)	24,743	23,792
	Bank of America N.A.	Citigroup, Inc.	0.38%	2,000,000	USD	2,000,000	1.00%	Sep 2016	22,199	12,096	34,295
	Bank of America N.A.	CMBX.NA.AAA Indices	AAA	2,900,000	USD	2,900,000	0.50%	May 2063	(125,130)	52,042	(73,088)
	Barclays Bank PLC	Federative Republic of Brazil	BAA	500,000	USD	500,000	1.00%	Jun 2015	(2,141)	3,975	1,834
	Barclays Bank PLC	Republic of Indonesia	1.23%	3,100,000	USD	3,100,000	1.00%	Jun 2016	(25,531)	8,804	(16,727)
	Barclays Bank PLC	Republic of Indonesia	1.23%	2,100,000	USD	2,100,000	1.00%	Jun 2016	(17,782)	6,451	(11,331)
	Barclays Bank PLC	Republic of Indonesia	1.23%	1,900,000	USD	1,900,000	1.00%	Jun 2016	(15,315)	5,063	(10,252)
	Barclays Bank PLC	Republic of Indonesia	1.23%	1,800,000	USD	1,800,000	1.00%	Jun 2016	(14,299)	4,587	(9,712)

100

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Portfolio	Counterparty	Reference Obligation	Implied Credit Spread or Credit Rating at 12-31-2013	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust (continued)
	Barclays Bank PLC	General Electric Capital Corp.	0.38%	2,300,000	USD	$2,300,000	1.00%	Sep 2016	$23,596	$16,047	$39,643
	Barclays Bank PLC	People’s Republic of China	0.40%	1,100,000	USD	1,100,000	1.00%	Dec 2016	22,546	(2,610)	19,936
	Barclays Bank PLC	People’s Republic of China	0.40%	1,200,000	USD	1,200,000	1.00%	Dec 2016	21,228	520	21,748
	BNP Paribas	United States of America	AAA	7,800,000	EUR	10,936,378	0.25%	Mar 2016	(53,614)	51,447	(2,167)
	Citibank N.A.	United Mexican States	BAA+	1,500,000	USD	1,500,000	1.00%	Mar 2015	(8,753)	23,047	14,294
	Citibank N.A.	Federative Republic of Brazil	BAA	1,000,000	USD	1,000,000	1.00%	Sep 2015	(5,603)	7,845	2,242
	Citibank N.A.	Republic of Indonesia	0.96%	500,000	USD	500,000	1.00%	Sep 2015	(3,970)	4,485	515
	Citibank N.A.	United Mexican States	BAA+	700,000	USD	700,000	1.00%	Sep 2015	(3,795)	12,245	8,450
	Citibank N.A.	United Mexican States	BAA+	11,600,000	USD	11,600,000	1.00%	Mar 2016	(42,506)	211,429	168,923
	Citibank N.A.	United Mexican States	BAA+	3,600,000	USD	3,600,000	1.00%	Jun 2016	(3,922)	57,635	53,713
	Citibank N.A.,	Republic of Indonesia	1.23%	600,000	USD	600,000	1.00%	Jun 2016	(5,587)	2,350	(3,237)
	Credit Suisse International	People’s Republic of China	0.19%	700,000	USD	700,000	1.00%	Mar 2015	846	6,322	7,168
	Credit Suisse International	Federative Republic of Brazil	BAA	6,900,000	USD	6,900,000	1.00%	Jun 2015	(28,942)	54,246	25,304
	Deutsche Bank AG	Barclays Bank PLC	0.07%	1,300,000	EUR	1,692,794	1.00%	Mar 2014	2,475	1,774	4,249
	Deutsche Bank AG	United Mexican States	BAA+	1,000,000	USD	1,000,000	1.00%	Mar 2015	(5,835)	15,364	9,529
	Deutsche Bank AG	Federative Republic of Brazil	BAA	2,800,000	USD	2,800,000	1.00%	Jun 2015	(9,193)	19,461	10,268
	Deutsche Bank AG	Federative Republic of Brazil	BAA	700,000	USD	700,000	1.00%	Jun 2015	(2,003)	4,570	2,567
	Deutsche Bank AG	General Electric Capital Corp.	0.28%	1,300,000	USD	1,300,000	1.00%	Sep 2015	14,396	2,164	16,560
	Deutsche Bank AG	General Electric Capital Corp.	0.32%	400,000	USD	400,000	1.00%	Mar 2016	(9,789)	16,007	6,218
	Deutsche Bank AG	United Mexican States	BAA+	7,200,000	USD	7,200,000	1.00%	Mar 2016	(24,023)	128,872	104,849
	Deutsche Bank AG	Berkshire Hathaway, Inc.	0.36%	1,100,000	USD	1,100,000	1.00%	Sep 2016	15,921	3,465	19,386
	Deutsche Bank AG	JPMorgan Chase & Co.	0.40%	2,300,000	USD	2,300,000	1.00%	Sep 2016	27,465	11,114	38,579
	Deutsche Bank AG	People’s Republic of China	0.40%	1,000,000	USD	1,000,000	1.00%	Dec 2016	19,190	(1,067)	18,123
	Deutsche Bank AG	People’s Republic of China	0.40%	1,000,000	USD	1,000,000	1.00%	Dec 2016	19,532	(1,409)	18,123
	Deutsche Bank AG	THE Export-Import Bank of China	0.56%	400,000	USD	400,000	1.00%	Jun 2017	(11,993)	18,167	6,174
	Deutsche Bank London Branch	Federative Republic of Brazil	BAA	2,400,000	USD	2,400,000	1.00%	Jun 2016	(4,063)	(4,219)	(8,282)
	Goldman Sachs	Berkshire Hathaway, Inc.	0.21%	1,400,000	USD	1,400,000	1.00%	Mar 2015	(6,297)	20,428	14,131
	Goldman Sachs	Federative Republic of Brazil	BAA	500,000	USD	500,000	1.00%	Jun 2015	(2,000)	3,834	1,834
	Goldman Sachs	CDX.NA.IG.9-V4	0.13%	964,499	USD	964,499	0.55%	Dec 2017	—	15,819	15,819
	HSBC Bank USA	Federative Republic of Brazil	BAA	2,300,000	USD	2,300,000	1.00%	Jun 2015	(19,020)	27,455	8,435
	HSBC Bank USA	Federative Republic of Brazil	BAA	1,700,000	USD	1,700,000	1.00%	Sep 2015	(6,090)	9,902	3,812
	HSBC Bank USA	Republic of Indonesia	1.23%	2,100,000	USD	2,100,000	1.00%	Jun 2016	(18,025)	6,694	(11,331)
	HSBC Bank USA	United Mexican States	BAA+	300,000	USD	300,000	1.00%	Sep 2016	1,501	3,082	4,583
	HSBC Bank USA	United Mexican States	BAA+	200,000	USD	200,000	1.00%	Dec 2016	1,925	1,200	3,125
	JP Morgan Chase Bank, N.A.	Federative Republic of Brazil	BAA	2,100,000	USD	2,100,000	1.00%	Sep 2015	(8,010)	12,719	4,709
	JP Morgan Chase Bank, N.A.	Republic of Indonesia	1.23%	1,600,000	USD	1,600,000	1.00%	Jun 2016	(14,533)	5,900	(8,633)
	JP Morgan Chase Bank, N.A.	United Mexican States	BAA+	200,000	USD	200,000	1.00%	Sep 2016	1,042	2,013	3,055
	JP Morgan Chase Bank, N.A.	United Mexican States	BAA+	2,300,000	USD	2,300,000	1.00%	Dec 2016	30,796	5,140	35,936
	JP Morgan Chase Bank, N.A.	CDX.NA.IG.9-V4	0.13%	2,121,897	USD	2,121,897	0.55%	Dec 2017	—	35,222	35,222
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	BAA	800,000	USD	800,000	1.00%	Jun 2015	(2,318)	5,252	2,934
	The Royal Bank of Scotland PLC	People’s Republic of China	0.37%	300,000	USD	300,000	1.00%	Sep 2016	1,140	4,078	5,218
	UBS AG	Berkshire Hathaway, Inc.	0.21%	1,400,000	USD	1,400,000	1.00%	Mar 2015	(6,460)	20,591	14,131
	UBS AG	Federative Republic of Brazil	BAA	500,000	USD	500,000	1.00%	Sep 2015	(1,701)	2,822	1,121
	UBS AG	United States of America	AAA	12,700,000	EUR	16,290,280	0.25%	Sep 2015	(62,247)	53,442	(8,805)
						$126,905,848			($399,669)	$1,175,311	$775,642

Inflation Swaps.  In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The following table summarizes the inflation swap contracts the portfolio held as of December 31, 2013.

Real Return Bond Trust

The portfolio used inflation swaps to manage duration and manage against anticipated changes in inflation. During the year ended December 31, 2013, the portfolio held inflation swaps with total USD notional amounts ranging from approximately $16.4 million to $19.3 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	Bank of America	1,000,000	EUR	$1,336,050	FRC-EXT-CPI	Fixed 1.95%	Jul 2021	($427)	$29,123	$28,696
	BNP Paribas	1,900,000	USD	1,900,000	Fixed 2.5%	USA-CPI-U	Jul 2022	22,876	(64,275)	(41,399)
	BNP Paribas	4,900,000	USD	4,900,000	Fixed 2.25%	USA-CPI-U	Jul 2017	5,157	(129,176)	(124,019)
	BNP Paribas	300,000	USD	300,000	Fixed 1.825%	USA-CPI-U	Nov 2016	(61)	(158)	(219)

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Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust (continued)
	BNP Paribas	1,500,000	EUR	$2,027,044	FRC-EXT-CPI	Fixed 1.95%	Jul 2021	$18,989	$24,055	$43,044
	Barclays Bank PLC	800,000	USD	800,000	Fixed 1.9075%	USA-CPI-U	Apr 2017	—	(4,422)	(4,422)
	Credit Suisse International	1,300,000	EUR	1,741,544	FRC-EXT-CPI	Fixed 1.95%	Jul 2021	(1,080)	38,384	37,304
	Deutsche Bank AG	500,000	USD	500,000	Fixed 2.56%	USA-CPI-U	May 2023	—	(8,835)	(8,835)
	Deutsche Bank AG	300,000	EUR	407,595	FRC-EXT-CPI	Fixed 1.95%	Jul 2023	2,547	1,659	4,206
	Deutsche Bank AG	500,000	USD	500,000	Fixed 1.825%	USA-CPI-U	Nov 2016	(104)	(261)	(365)
	Deutsche Bank AG	800,000	USD	800,000	Fixed 1.845%	USA-CPI-U	Nov 2016	—	(1,073)	(1,073)
	Goldman Sachs Capital Markets, LP	300,000	USD	300,000	Fixed 2.175%	USA-CPI-U	Oct 2018	(187)	(1,782)	(1,969)
	Royal Bank of Scotland	2,700,000	USD	2,700,000	Fixed 2.25%	USA-CPI-U	Jul 2017	3,327	(71,664)	(68,337)
	Royal Bank of Scotland	400,000	USD	400,000	Fixed 1.935%	USA-CPI-U	Oct 2016	—	(1,782)	(1,782)
				$18,612,233				$51,037	($190,207)	($139,170)

The following are abbreviation for the table above:

FRC-EXT-CPIFrance Consumer Price ex-Tobacco Index
USA-CPI-UConsumer Price All Urban Non-Seasonally Adjusted Index

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2013 by risk category:

Portfolio	Risk	Statement of assets and liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Global Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$1,650,149	($445,360)
	Interest rate contracts	Written options, at value	Written options	—	(2,032,575)
	Foreign currency contracts	Written options, at value	Written options	—	(38,796)
	Interest rate contracts	Swap contracts, at value	Interest rate swapsˆ	48,781	(2,924,309)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	1,757,766	—
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	551,496	(378,453)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	8,071,713	(11,534,801)
				$12,079,905	($17,354,294)
High Yield Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$11,112	—
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	—	($1,266,994)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	48,329	(180,364)
				$59,441	($1,447,358)
Investment Quality Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$214,251	($344,028)
	Interest rate contracts	Swap contracts, at value	Interest rate swapsˆ	162,105	(525,126)
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	3,190,196	(334,491)
				$3,566,552	($1,203,645)
New Income Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$4,356,262	($415,691)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	2,002,343	(1,871,804)
				$6,358,605	($2,287,495)
Real Return Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$35,537	($137,012)
	Interest rate contracts	Written options, at value	Written options	—	(50,871)
	Interest rate contracts	Swap contracts, at value	Interest rate swapsˆ	447,216	(719,112)
	Interest rate contracts	Investments in unaffiliated issuers, at value*	Purchased options	26,818	—
	Credit contracts	Investments in unaffiliated issuers, at value*	Purchased options	445	—
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	—	(5,312)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	88,105	(73,081)
				$598,121	($985,388)
Short Term Government Income Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$556,455	—
				$556,455	—

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Portfolio	Risk	Statement of assets and liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Strategic Income Opportunities Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$1,106,414	—
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	1,407,859	($1,870,504)
	Foreign currency contracts	Investments in unaffiliated issuers, at value*	Purchased options	793,857	—
				$3,308,130	($1,870,504)
Total Return Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$753,766	($7,752,658)
	Interest rate contracts	Written options, at value	Written options	—	(1,599,347)
	Interest rate contracts	Swap contracts, at value	Interest rate swapsˆ	45,446,244	(8,445,209)
	Credit contracts	Swap contracts, at value	Credit default swapsˆ	939,207	(163,565)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	1,067,202	5,668,786
				$48,206,419	($12,291,993)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio’s Investments

ˆ	Reflects cumulative appreciation/depreciation on swap contracts. Year end variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statements of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty. The table below reflects certain portfolio’s exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Global Bond Trust
Purchased options	$1,757,766	—
Foreign forward currency contracts	8,071,713	($11,534,801)
Written Options	—	(1,938,166)
Interest rate swaps	2,113	(22,206)
Credit default swaps (as buyer)	—	($378,453)
Credit deault swaps (as seller)	551,496	—
Totals	$10,383,088	($13,873,626)

Counterparty	Total Market Value of OTC Derivatives	Collateral Received by Portfolio	Collateral Pledged by Portfolio	Net Exposure
Global Bond Trust
Bank of America N.A.	$398,627	$470,000	—	($71,373)
Barclays Bank PLC	(868,741)	—	$750,996	(117,745)
Barclays Capital	(1,185)	—	—	(1,185)
BNP Paribas SA	421,977	280,000	—	141,977
Citibank N.A.	1,160,124	1,048,953	—	111,171
Credit Suisse International	276,111	260,000		16,111
Deutsche Bank AG London	241,809	40,000	—	201,809
Goldman Sachs Capital Markets	(187,460)	—	218,854	31,394
Goldman Sachs International	274,218	260,000	—	14,218
HSBC Bank USA	(2,905,293)	—	2,687,021	(218,272)
JPMorgan Chase Bank	(4,159,300)	—	3,906,000	(253,300)
Morgan Stanley & Company, Inc.	477,139	3,320,000	—	(2,842,861)
Morgan Stanley Capital Services	(13,588)	42,000	—	(55,588)
Royal Bank of Canada	439,617	290,000	—	149,617
The Royal Bank of Scotland PLC	(43,192)	—	—	(43,192)
UBS AG	998,599	1,040,000	—	(41,401)
Totals	($3,490,538)	$7,050,953	$7,562,871	($2,978,620)

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2013:

	Statement of operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
Active Bond Trust	Interest rate contracts	—	—	($1,009,079)	—	—	($1,009,079)
	Total	—	—	($1,009,079)	—	—	($1,009,079)
Bond Trust	Interest rate contracts	—	—	$4,907,181	—	—	$4,907,181
	Total	—	—	$4,907,181	—	—	$4,907,181
Bond PS Series	Interest rate contracts	—	—	$93,330	—	—	$93,330
	Total	—	—	$93,330	—	—	$93,330
Global Bond Trust	Interest rate contracts	—	$3,399,914	($3,043,741)	($3,289,262)	—	($2,933,089)
	Credit contracts	—	—	—	629,390	—	629,390
	Foreign currency contracts	—	214,868	—	170,968	($45,301,530)	($44,915,694)
	Total	—	$3,614,782	($3,043,741)	($2,488,904)	($45,301,530)	($47,219,393)
High Yield Trust	Interest rate contracts	—	$204,854	$49,498	—	—	$254,352
	Credit contracts	—	—	—	($1,238,106)	—	(1,238,106)
	Foreign currency contracts	—	—	—	—	($238,893)	(238,893)
	Total	—	$204,854	$49,498	($1,238,106)	($238,893)	($1,222,647)
Investment Quality Bond Trust	Interest rate contracts	—	—	$314,573	($398,179)	—	($83,606)
	Credit contracts	—	—	—	(522,605)	—	(522,605)
	Foreign currency contracts	—	—	—	—	$7,653	7,653
	Total	—	—	$314,573	($920,784)	$7,653	($598,558)
New Income Trust	Interest rate contracts	—	—	$6,386,071	—	—	$6,386,071
	Foreign currency contracts	—	—	—	—	$1,043,761	1,043,761
	Total	—	—	$6,386,071	—	$1,043,761	$7,429,832
Real Return Bond Trust	Interest rate contracts	$4,223	$146,056	$8,408	$342,259	—	$500,946
	Credit contracts	—	—	—	(28,577)	—	(28,577)
	Foreign currency contracts	—	16,142	—	—	($123,873)	(107,731)
	Total	$4,223	$162,198	$8,408	$313,682	($123,873)	$364,638
Short-Term Government Income Trust	Interest rate contracts	—	—	$149,364	—	—	$149,364
	Total	—	—	$149,364	—	—	$149,364
Strategic Income Opportunities Trust	Interest rate contracts	—	—	$2,786,543	—	—	$2,786,543
	Foreign currency contracts	$377,194	$379,019	—	—	$7,794,894	8,551,107
	Total	$377,194	$379,019	$2,786,543	—	$7,794,894	$11,337,650
Total Return Trust	Interest rate contracts	—	$4,719,619	($879,978)	($7,138,287)	—	($3,298,646)
	Credit contracts	—	—	—	4,957,911	—	4,957,911
	Foreign currency contracts	—	318,228	—	—	$10,465,960	10,784,188
	Total	—	$5,037,847	($879,978)	($2,180,376)	$10,465,960	$12,443,453

*	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2013:

	Statement of operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
Active Bond Trust	Interest rate contracts	—	—	$19,301	—	—	$19,301
	Total	—	—	$19,301	—	—	$19,301
Global Bond Trust	Interest rate contracts	$933,860	($153,751)	$1,007,969	($2,036,756)	—	($248,678)
	Credit contracts	—	—	—	(564,686)	—	(564,686)
	Foreign currency contracts	—	9,153	—	(3,837,159)	$10,013,553	6,185,547
	Total	$933,860	($144,598)	$1,007,969	($6,438,601)	$10,013,553	$5,372,183
High Yield Trust	Credit contracts	—	$89,879	—	($94,632)	—	($4,753)
	Interest rate contracts	—	—	$11,112	—	—	11,112
	Total	—	$89,879	$11,112	($94,632)	—	$6,359
Investment Quality Bond Trust	Interest rate contracts	—	—	($191,771)	$1,317,545	—	$1,125,774
	Credit contracts	—	—	—	(240,628)	—	(240,628)
	Foreign currency contracts	—	—	—	—	($122,076)	(122,076)
	Total	—	—	($191,771)	$1,076,917	($122,076)	$763,070

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	Statement of operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
New Income Trust	Interest rate contracts	—	—	$3,434,626	—	—	$3,434,626
	Foreign currency contracts	—	—	—	—	($1,700,087)	(1,700,087)
	Total	—	—	$3,434,626	—	($1,700,087)	$1,734,539
Real Return Bond Trust	Interest rate contracts	$13,830	$81,747	($98,717)	($590,614)	—	($593,754)
	Credit contracts	(859)	—	—	(20,186)	—	(21,045)
	Foreign currency contracts	—	—	—	—	$163,013	163,013
	Total	$12,971	$81,747	($98,717)	($610,800)	$163,013	($451,786)
Short-Term Government Income Trust	Interest rate contracts	—	—	$543,279	—	—	$543,279
	Total	—	—	$543,279	—	—	$543,279
Strategic Income Opportunities Trust	Interest rate contracts	—	—	$980,287	—	—	$980,287
	Foreign currency contracts	($342,609)	—	—	—	($1,096,857)	(1,439,466)
	Total	($342,609)	—	$980,287	—	($1,096,857)	($459,179)
Total Return Trust	Interest rate contracts	—	($983,724)	($7,219,323)	$42,053,205	—	$33,850,158
	Credit contracts	—	10,335	—	(4,387,332)	—	(4,376,997)
	Foreign currency contracts	—	—	—	—	($3,899,195)	(3,899,195)
	Total	—	($973,389)	($7,219,323)	$37,665,873	($3,899,195)	$25,573,966

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment adviser for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee.  The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent, on an annual basis, as detailed below. Aggregate net assets generally included the net assets of portfolios and the net assets of a similar fund to John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC.

•	Active Bond Trust — a) 0.60% of the first $2.5 billion of aggregate net assets; b) 0.575% of aggregate net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of aggregate net assets.

•	Bond Trust and Bond PS Series — a) 0.65% of the first $500 million of aggregate net assets; b) 0.60% of aggregate net assets between $500 million and $1.5 billion; c) 0.575% of aggregate net assets between $1.5 billion and $2.5 billion; and d) 0.55% of the excess over $2.5 billion of aggregate net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust — 0.70% of the aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Income Trust — Aggregate net assets for this portfolio include the net assets of Income Trust, International Value Trust, Global Trust and Mutual Shares Trust, the net assets of similar funds of JHF II for all the funds listed and JHF II International Small Cap Fund. The financial statements for the other portfolios listed are not included in this report. The monthly management fee paid on these assets is a) 1.075% on the first $50 million of aggregate net assets; b) 0.915% of aggregate net assets between $50 million and $200 million; c) 0.825% of the aggregate net assets between $200 million and $500 million; and d) 0.80% of the excess over $500 million of aggregate net assets. (When aggregate net assets exceed $500 million, the rate is 0.80% of all assets.)

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets and b) 0.47% of the excess over $500 million of aggregate net assets.

•	Money Market Trust B — a) 0.50% of the first $500 million of average net assets and b) 0.47% of the excess over $500 million of average net assets.

•	New Income Trust — a) 0.80% of the first $50 million of average net assets and b) 0.75% of the average net assets between $50 million and $100 million; c) 0.675% of the average net assets between $100 million and $250 million; d) 0.625% of the average net assets between $250 million and $500 million; and e) 0.60% of the excess over $500 million of average net assets. (The annual rate of the management fee for the portfolio on any day shall not exceed 0.725%. Also, when net assets of the portfolio exceed $100 million on any day, the annual rate of management fee for that day is 0.750% of the first $100 million of net assets.)

•	Real Return Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets and b) 0.65% of the excess over $1 billion of aggregate net assets.

•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Income Opportunities Trust — a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of aggregate net assets between $500 million and $3.5 billion; and c) 0.60% of the excess over $3.5 billion of aggregate net assets.

105

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•	Total Bond Market Trust B — a) 0.47% of the first $1.5 billion of aggregate net assets and b) 0.46% of the excess over $1.5 billion of aggregate net assets.

•	Total Return Trust — If Relationship Net Assets are equal to or exceed $3 billion, then the following fee schedule applies: a) 0.70% of the first $1 billion of aggregate net assets and b) 0.675% of the excess over $1 billion of aggregate net assets. If Relationship Net Assets are less than $3 billion, then the advisory fee to be paid is 0.70% of aggregate net assets. Relationship Net Assets are aggregate net assets of all portfolios of the Trust and JHF II that are subadvised by Pacific Investment Management Company, LLC.

•	Ultra Short Term Bond Trust — a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. Management of the portfolios is allocated among the following managers as follows:

Portfolio	Subadvisor
Active Bond Trust	Declaration Management and Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Bond PS Series	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Yield Trust	Western Asset Management Company
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1]
Money Market Trust B	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1]
New Income Trust	T. Rowe Price Associates, Inc.
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short Term Government Income Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Strategic Income Opportunities Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Total Bond Market Trust B	Declaration Management and Research, LLC[1]
Total Return Trust	Pacific Investment Management Company, LLC
Ultra Short Term Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]

1	An affiliate of the Advisor.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the portfolios dealing with services for shareholders and others with beneficial interest in shares of portfolios. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense limitation as a percentage of average net assets
Active Bond Trust	0.15%
Bond Trust	0.15%
Bond PS Series	0.15%[1]
Core Bond Trust	0.15%
Global Bond Trust	0.15%
High Yield Trust	0.15%
Income Trust	0.15%
Investment Quality Bond Trust	0.15%
Money Market Trust	0.15%
New Income Trust	0.15%
Real Return Bond Trust	0.15%
Short Term Government Income Trust	0.15%
Strategic Income Opportunities Trust	0.15%
Total Return Trust	0.15%
Ultra Short Term Bond Trust	0.15%

1	This waiver is contractual until April 30, 2014.

The Advisor has contractually agreed to waive a portion of its management fee for certain portfolios (the participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds II, and John Hancock Funds III. All portfolios except Money Market Trust, Money Market Trust B and Total Bond Market Trust B covered in this report are participating portfolios. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

Prior to June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain portfolios (the participating portfolios) of the Trust and John Hancock Funds II. All portfolios except Money Market Trust and Money Market Trust B covered in this report are participating portfolios. The prior waiver equaled,

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FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that equals or exceeds $100 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts New Income Trust and may be terminated at any time by the Advisor.

The Distributor has voluntarily agreed to reimburse certain class-specific portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust and Money Market Trust B, to the extent necessary in order to maintain a minimum yield for all classes of the portfolios. In addition, the Advisor voluntarily agreed to reimburse certain portfolio expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific portfolio expenses is fully utilized.

The Advisor has contractually agreed to waive its advisory fee on Money Market Trust B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market Trust B portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business and underlying fund expenses. The expense cap will remain in effect until April 30, 2014, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its advisory fee for Total Bond Market Trust B in an amount so that annual operating expenses do not exceed 0.25% of the Total Bond Market Trust B portfolio’s average net assets. The waiver excludes taxes, short dividends, acquired fund fees, brokerage commissions, interest expense, litigation and indemnification expenses, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business. The expense waivers will remain in effect until April 30, 2014, and may terminate any time thereafter.

Effective June 1, 2013, the Advisor voluntarily agrees to reduce its advisory fee that would be payable by the Total Return Trust (after giving effect to asset-based breakpoints) by 0.02% of the Total Return Trust’s average daily net assets. The Advisor may terminate this voluntary waiver at any time upon notice to the Total Return Trust.

For the year ended December 31, 2013, the expense reductions under these agreements amounted to:

Expense reimbursement by class

Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$2,690	$12,816	$37,684	$53,190
Bond Trust	11,962	30,420	350,693	393,075
Bond PS Series	—	15	12,171	12,186
Core Bond Trust	80	500	85,026	85,606
Global Bond Trust	3,273	7,201	34,855	45,329
High Yield Trust	5,403	5,316	6,939	17,658
Income Trust	—	—	21,817	21,817
Investment Quality Bond Trust	10,337	6,061	1,082	17,480
Money Market Trust	7,477,060	2,880,496	—	10,357,556
Money Market Trust B	—	—	1,596,196	1,596,196
New Income Trust	—	—	559,329	559,329
Real Return Bond Trust	409	2,839	2,360	5,608
Short Term Government Income Trust	3,623	2,774	17,515	23,912
Strategic Income Opportunities Trust	18,887	3,386	2,285	24,558
Total Bond Market Trust B	278,711	253,972	685,696	1,218,379
Total Return Trust	32,531	36,867	480,574	549,972
Ultra Short Term Bond Trust	498	8,701	316	9,515

Expense recapture.  The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the portfolio is below its expense limitation during this period. The table below outlines the amount of waived or reimbursed expenses subject to potential recovery and the amounts recovered during the year ended December 31, 2013.

Portfolio	Amounts Eligible for recovery through 12-1-14	Amounts Eligible for recovery through 12-1-15	Amounts Eligible for recovery through 12-1-16	Amount recovered during the period ended 12-31-2013
Money Market Trust B	$1,301,749	$1,375,971	$1,336,119	—
Total Bond Market Trust B	408,508	597,302	1,218,379	—

The investment management fees, including the impact of the waivers, reimbursements and amounts recaptured as described above, incurred for the year ended December 31, 2013 were equivalent to a net annual effective rate of the portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond Trust	0.59%	Money Market Trust B	0.18%
Bond Trust	0.56%	New Income Trust	0.59%
Bond PS Series	0.56%	Real Return Bond Trust	0.70%
Core Bond Trust	0.58%	Short Term Government Income Trust	0.55%
Global Bond Trust	0.70%	Strategic Income Opportunities Trust	0.64%
High Yield Trust	0.66%	Total Bond Market Trust B	0.23%
Income Trust	0.80%	Total Return Trust	0.66%
Investment Quality Bond Trust	0.58%	Ultra Short Term Bond Trust	0.54%
Money Market Trust	0.20%

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Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2013 amounted to an annual rate of 0.01% of the portfolio’s average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The following table shows the contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock funds complex.

Interfund Lending Program:  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor, may be allowed to participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the respective portfolio’s Statement of assets and liabilities. At period end, no interfund loans were outstanding. The portfolios’ activity in this program during the period for which loans were outstanding was as follows

Portfolio	Borrower or Lender	Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Expense
Bond Trust	Lender	$14,616,931	6	0.468%	$1,143
Bond PS Series	Lender	6,964,610	3	0.455%	264
High Yield Trust	Borrower	15,626,831	3	0.455%	(593)

6.  FUND SHARE TRANSACTIONS Transactions in the portfolios shares for the years ended December 31, 2013 and December 31, 2012 were as follows:

Active Bond Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	147,038	$1,480,232	175,709	$1,786,983
Distributions reinvested	307,412	2,998,395	286,224	2,905,464
Repurchased	(1,043,840)	(10,564,942)	(1,503,632)	(15,289,040)
Net decrease	(589,390)	($6,086,315)	(1,041,699)	($10,596,593)
Series II shares
Sold	3,404,033	$33,914,150	1,949,012	$19,659,194
Distributions reinvested	1,434,552	14,019,186	1,271,471	12,928,136
Repurchased	(5,907,326)	(59,771,226)	(6,422,282)	(65,284,280)
Net decrease	(1,068,741)	($11,837,890)	(3,201,799)	($32,696,950)
Series NAV shares
Sold	1,057,357	$10,878,865	1,265,695	$13,021,301
Distributions reinvested	3,371,697	32,894,541	4,369,959	44,366,989
Repurchased	(37,464,106)	(376,078,533)	(6,582,146)	(66,844,901)
Net decrease	(33,035,052)	($332,305,127)	(946,492)	($9,456,611)
Total net decrease	(34,693,183)	($350,229,332)	(5,189,990)	($52,750,154)

Bond Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,559,859	$35,040,453	1,464,431	$20,418,274
Distributions reinvested	656,830	8,888,189	595,388	8,344,380
Repurchased	(1,930,800)	(26,674,813)	(1,523,840)	(21,456,753)
Net increase	1,285,889	$17,253,829	535,979	$7,305,901
Series II shares
Sold	6,912,665	$94,504,908	4,438,883	$61,975,085
Distributions reinvested	1,566,086	21,216,809	1,463,996	20,536,051
Repurchased	(6,542,726)	(90,462,059)	(7,653,147)	(107,480,662)
Net increase (decrease)	1,936,025	$25,259,658	(1,750,268)	($24,969,526)
Series NAV shares
Sold	42,702,201	$583,501,957	159,779,194	$2,229,243,091
Distributions reinvested	20,026,815	270,816,557	17,189,837	240,802,443
Repurchased	(14,134,371)	(193,684,051)	(45,906,669)	(647,385,512)
Net increase	48,594,645	$660,634,463	131,062,362	$1,822,660,022
Total net increase	51,816,559	$703,147,950	129,848,073	$1,804,996,397

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FUND SHARE TRANSACTIONS, CONTINUED

Bond PS Series	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series II shares
Sold	172,579	$2,223,236	1,028,356	$13,451,958
Distributions reinvested	654	8,364	824	10,877
Repurchased	(175,639)	(2,275,011)	(1,192,675)	(15,504,669)
Net decrease	(2,406)	($43,411)	(163,495)	($2,041,834)
Series NAV shares
Sold	5,244,392	$67,108,741	9,297,244	$121,143,706
Distributions reinvested	582,426	7,464,743	264,266	3,488,302
Repurchased	(354,984)	(4,592,181)	(459,117)	(6,033,015)
Net increase	5,471,834	$69,981,303	9,102,393	$118,598,993
Total net increase	5,469,428	$69,937,892	8,938,898	$116,557,159

Core Bond Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	16,636	$227,378	66,147	$933,312
Distributions reinvested	6,844	89,750	7,286	101,760
Repurchased	(64,655)	(891,425)	(69,255)	(974,297)
Net increase (decrease)	(41,175)	($574,297)	4,178	$60,775
Series II shares
Sold	76,833	$1,046,864	289,059	$4,058,793
Distributions reinvested	39,608	518,641	40,563	565,581
Repurchased	(319,392)	(4,355,375)	(439,395)	(6,160,922)
Net decrease	(202,951)	($2,789,870)	(109,773)	($1,536,548)
Series NAV shares
Sold	6,090,053	$82,835,116	7,655,848	$106,976,997
Distributions reinvested	7,941,902	103,744,148	6,607,651	91,956,055
Repurchased	(6,579,455)	(88,975,202)	(11,174,399)	(158,147,724)
Net increase	7,452,500	$97,604,062	3,089,100	$40,785,328
Total net increase	7,208,374	$94,239,895	2,983,505	$39,309,555

Global Bond Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	182,371	$2,344,542	160,675	$2,147,507
Distributions reinvested	22,741	286,085	426,774	5,522,458
Repurchased	(1,088,233)	(13,723,592)	(1,028,252)	(13,761,504)
Net decrease	(883,121)	($11,092,965)	(440,803)	($6,091,539)
Series II shares
Sold	1,327,999	$16,579,137	788,440	$10,418,806
Distributions reinvested	28,130	350,782	922,384	11,834,187
Repurchased	(2,784,325)	(34,806,200)	(2,411,003)	(32,064,716)
Net decrease	(1,428,196)	($17,876,281)	(700,179)	($9,811,723)
Series NAV shares
Sold	4,305,891	$54,620,704	4,043,757	$53,972,778
Distributions reinvested	285,087	3,572,140	4,007,048	51,650,847
Repurchased	(4,399,257)	(55,339,354)	(6,159,489)	(82,590,358)
Net increase	191,721	$2,853,490	1,891,316	$23,033,267
Total net increase (decrease)	(2,119,596)	($26,115,756)	750,334	$7,130,005

High Yield Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,278,714	$14,284,419	3,328,551	$19,643,878
Issued in reorganization (Note 9)	7,990,169	50,611,702	—	—
Distributions reinvested	1,302,297	7,970,907	950,267	5,606,030
Repurchased	(4,022,357)	(25,222,242)	(5,385,284)	(31,905,980)
Net increase (decrease)	7,548,823	$47,644,786	(1,106,466)	($6,656,072)
Series II shares
Sold	5,841,547	$37,149,369	3,755,785	$22,326,224
Issued in reorganization (Note 9)	7,726,164	49,690,121	—	—
Distributions reinvested	1,181,491	7,348,576	984,149	5,891,814
Repurchased	(9,467,037)	(60,361,367)	(5,932,314)	(35,343,901)
Net increase (decrease)	5,282,165	$33,826,699	(1,192,380)	($7,125,863)
Series NAV shares
Sold	16,736,417	$103,876,362	5,905,117	$34,690,176
Issued in reorganization (Note 9)	734,803	4,607,870	—	—
Distributions reinvested	1,143,193	6,942,864	1,347,326	7,854,139
Repurchased	(19,287,736)	(120,928,213)	(5,760,237)	(34,084,572)
Net increase (decrease)	(673,323)	($5,501,117)	1,492,206	$8,459,743
Total net increase (decrease)	12,157,665	$75,970,368	(806,640)	($5,322,192)

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FUND SHARE TRANSACTIONS, CONTINUED

Income Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	369,255	$4,335,624	—	—
Distributions reinvested	1,695,821	20,024,598	2,212,913	$23,516,300
Repurchased	(1,393,704)	(16,143,295)	(3,894,149)	(41,598,424)
Net increase (decrease)	671,372	$8,216,927	(1,681,236)	($18,082,124)

Investment Quality Bond Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,650,659	$19,718,976	1,088,575	$13,059,565
Distributions reinvested	1,021,570	11,869,013	372,341	4,589,169
Repurchased	(2,526,821)	(30,533,617)	(2,594,392)	(31,695,989)
Net increase (decrease)	145,408	$1,054,372	(1,133,476)	($14,047,255)
Series II shares
Sold	1,145,235	$13,658,864	1,122,393	$13,653,445
Distributions reinvested	563,785	6,551,924	210,001	2,589,848
Repurchased	(2,589,748)	(31,298,244)	(2,176,240)	(26,507,216)
Net decrease	(880,728)	($11,087,456)	(843,846)	($10,263,923)
Series NAV shares
Sold	206,218	$2,502,393	1,530,736	$18,638,717
Distributions reinvested	88,708	1,027,857	51,406	631,663
Repurchased	(845,773)	(10,173,476)	(1,043,449)	(12,836,521)
Net increase (decrease)	(550,847)	($6,643,226)	538,693	$6,433,859
Total net decrease	(1,286,167)	($16,676,310)	(1,438,629)	($17,877,319)

Money Market Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	308,986,329	$308,986,329	298,283,840	$298,283,840
Distributions reinvested	158,455	158,455	205,115	205,115
Repurchased	(797,402,918)	(797,402,918)	(626,375,465)	(626,375,465)
Net decrease	(488,258,134)	($488,258,134)	(327,886,510)	($327,886,510)
Series II shares
Sold	42,050,933	$42,050,933	180,388,502	$180,388,502
Distributions reinvested	32,855	32,855	57,422	57,422
Repurchased	(307,109,106)	(307,109,106)	(401,813,964)	(401,813,964)
Net decrease	(265,025,318)	($265,025,318)	(221,368,040)	($221,368,040)
Total net decrease	(753,283,452)	($753,283,452)	(549,254,550)	($549,254,550)

Money Market Trust B	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	222,106,696	$222,106,696	315,182,323	$315,182,323
Distributions reinvested	69,924	69,924	254,887	254,887
Repurchased	(282,914,656)	(282,914,656)	(382,010,048)	(382,010,048)
Net decrease	(60,738,036)	($60,738,036)	(66,572,838)	($66,572,838)

New Income Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	9,177,044	$124,464,814	10,802,576	$149,288,057
Distributions reinvested	9,743,238	127,833,404	7,951,354	110,043,986
Repurchased	(9,906,937)	(133,316,180)	(16,481,112)	(230,305,755)
Net increase	9,013,345	$118,982,038	2,272,818	$29,026,288

Real Return Bond Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	135,402	$1,706,979	144,245	$1,887,431
Distributions reinvested	15,997	194,525	13,422	176,587
Repurchased	(292,566)	(3,725,810)	(243,857)	(3,172,493)
Net decrease	(141,167)	($1,824,306)	(86,190)	($1,108,475)
Series II shares
Sold	278,063	$3,424,096	706,647	$9,188,051
Distributions reinvested	108,520	1,302,235	91,714	1,190,220
Repurchased	(1,994,553)	(24,881,898)	(1,625,297)	(20,969,076)
Net decrease	(1,607,970)	($20,155,567)	(826,936)	($10,590,805)
Series NAV shares
Sold	1,192,170	$15,371,144	2,288,237	$29,602,886
Distributions reinvested	97,260	1,167,124	64,982	844,290
Repurchased	(1,739,087)	(21,758,651)	(1,697,986)	(21,967,324)
Net increase (decrease)	(449,657)	($5,220,383)	655,233	$8,479,852
Total net decrease	(2,198,794)	($27,200,256)	(257,893)	($3,219,428)

110

FUND SHARE TRANSACTIONS, CONTINUED

Short Term Government Income Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,517,819	$19,464,361	530,760	$6,886,590
Distributions reinvested	105,489	1,330,768	99,548	1,284,827
Repurchased	(2,497,732)	(31,886,088)	(1,599,176)	(20,773,954)
Net decrease	(874,424)	($11,090,959)	(968,868)	($12,602,537)
Series II shares
Sold	1,318,292	$16,828,579	608,074	$7,904,189
Distributions reinvested	79,545	1,003,806	71,094	918,236
Repurchased	(2,254,545)	(28,702,793)	(1,855,726)	(24,122,835)
Net decrease	(856,708)	($10,870,408)	(1,176,558)	($15,300,410)
Series NAV shares
Sold	4,778,834	$61,191,175	5,421,718	$70,300,963
Distributions reinvested	517,202	6,523,694	546,571	7,049,519
Repurchased	(12,873,775)	(164,297,002)	(3,714,557)	(48,226,795)
Net increase (decrease)	(7,577,739)	($96,582,133)	2,253,732	$29,123,687
Total net increase (decrease)	(9,308,871)	($118,543,500)	108,306	$1,220,740

Strategic Income Opportunities Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,369,748	$46,240,157	2,396,479	$32,347,739
Distributions reinvested	1,605,974	21,335,346	1,791,064	23,819,868
Repurchased	(2,829,541)	(38,657,705)	(2,421,328)	(32,562,851)
Net increase	2,146,181	$28,917,798	1,766,215	$23,604,756
Series II shares
Sold	552,902	$7,568,528	240,850	$3,250,526
Distributions reinvested	264,778	3,525,112	359,093	4,787,003
Repurchased	(1,310,155)	(17,993,510)	(1,074,203)	(14,506,138)
Net decrease	(492,475)	($6,899,870)	(474,260)	($6,468,609)
Series NAV shares
Sold	2,102,173	$29,036,067	967,896	$13,021,281
Distributions reinvested	218,691	2,896,940	163,819	2,172,310
Repurchased	(874,171)	(11,991,207)	(697,520)	(9,363,832)
Net increase	1,446,693	$19,941,800	434,195	$5,829,759
Total net increase	3,100,399	$41,959,728	1,726,150	$22,965,906

Total Bond Market Trust B	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares[1]
Sold	1,345,913	$14,166,342	571,552	$6,155,812
Issued in reorganization (Note 9)	—	—	11,615,462	125,696,405
Distributions reinvested	367,397	3,760,342	104,861	1,126,204
Repurchased	(3,019,034)	(31,718,061)	(433,520)	(4,654,661)
Net increase (decrease)	(1,305,724)	($13,791,377)	11,858,355	$128,323,760
Series II shares[1]
Sold	1,449,772	$15,261,197	1,380,530	$14,951,510
Issued in reorganization (Note 9)	—	—	12,521,063	135,496,344
Distributions reinvested	261,179	2,677,783	97,195	1,045,821
Repurchased	(7,456,480)	(78,582,108)	(438,403)	(4,725,484)
Net increase (decrease)	(5,745,529)	($60,643,128)	13,560,385	$146,768,191
Series NAV shares
Sold	3,336,012	$35,095,756	1,806,566	$19,337,185
Issued in reorganization (Note 9)	—	—	12,377,333	133,940,979
Distributions reinvested	961,353	9,838,958	362,148	3,889,474
Repurchased	(3,627,937)	(38,344,513)	(2,310,606)	(24,702,522)
Net increase	669,428	$6,590,201	12,235,441	$132,465,116
Total net increase (decrease)	(6,381,825)	($67,844,304)	37,654,181	$407,557,067

1	The inception date for Series I and Series II shares is 11-5-12.

111

FUND SHARE TRANSACTIONS, CONTINUED

Total Return Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	523,544	$7,544,243	917,842	$13,168,379
Distributions reinvested	740,259	10,243,251	334,463	4,879,548
Repurchased	(4,686,907)	(67,886,263)	(5,336,071)	(76,501,221)
Net decrease	(3,423,104)	($50,098,769)	(4,083,766)	($58,453,294)
Series II shares
Sold	772,043	$11,033,862	2,111,670	$30,299,080
Distributions reinvested	801,053	11,064,262	356,377	5,189,761
Repurchased	(6,112,195)	(87,860,761)	(4,578,946)	(65,989,480)
Net decrease	(4,539,099)	($65,762,637)	(2,110,899)	($30,500,639)
Series NAV shares
Sold	8,879,275	$127,564,917	9,459,877	$135,188,970
Distributions reinvested	11,705,948	161,368,038	4,077,311	59,270,502
Repurchased	(13,037,957)	(186,003,488)	(18,699,515)	(269,608,546)
Net increase (decrease)	7,547,266	$102,929,467	(5,162,327)	($75,149,074)
Total net decrease	(414,937)	($12,931,939)	(11,356,992)	($164,103,007)

Ultra Short Term Bond Trust	Year ended 12-31-13		Year ended 12-31-12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,986,357	$24,062,722	538,071	$6,576,611
Distributions reinvested	11,936	143,297	5,294	64,211
Repurchased	(1,761,281)	(21,319,359)	(180,732)	(2,213,543)
Net increase	237,012	$2,886,660	362,633	$4,427,279
Series II shares
Sold	17,985,876	$217,465,996	4,506,408	$55,156,071
Distributions reinvested	167,216	2,006,824	102,065	1,238,054
Repurchased	(11,813,920)	(142,702,073)	(4,837,789)	(59,140,262)
Net increase (decrease)	6,339,172	$76,770,747	(229,316)	($2,746,137)
Series NAV shares
Sold	674,099	$8,165,404	199,612	$2,442,336
Distributions reinvested	8,796	105,607	3,175	38,540
Repurchased	(244,840)	(2,963,686)	(135,430)	(1,656,236)
Net increase	438,055	$5,307,325	67,357	$824,640
Total net increase	7,014,239	$84,964,732	200,674	$2,505,782

Affiliates of the Trust owned shares of beneficial interest of the following portfolios on December 31, 2013:

Portfolio	Series	% By Series
Bond PS Series	II	30%

For portfolios with Series NAV, affiliates of the Trust owned 100% of the shares of beneficial interest for this Series.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2013. In addition, the purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2013.

	Purchase		Sales and Maturities
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Active Bond Trust	$224,667,195	$644,762,817	$255,685,983	$931,746,817
Bond Trust	5,449,902,989	3,309,569,028	4,649,613,701	3,449,599,624
Bond PS Series	200,173,134	132,917,145	140,802,571	121,209,896
Core Bond Trust	3,597,541,215	2,375,661,556	3,528,021,465	2,394,560,935
Global Bond Trust	213,552,446	811,023,593	235,445,967	959,852,123
High Yield Trust	286,670	329,795,644	—	363,667,338
Income Trust	—	102,897,772	—	91,388,578
Investment Quality Bond Trust	125,050,690	144,059,790	145,308,852	147,820,265
New Income Trust	290,477,828	1,466,526,973	253,811,690	1,333,119,596
Real Return Bond Trust	68,889,209	34,292,223	76,161,512	59,257,858
Short Term Government Income Trust	101,282,242	160,523,128	99,681,035	293,489,216
Strategic Income Opportunities Trust	—	258,437,510	—	217,556,775
Total Bond Market Trust B	112,318,799	204,580,964	153,509,051	242,356,699
Total Return Trust	3,043,523,924	3,247,912,051	2,806,086,641	3,570,578,941
Ultra Short Term Bond Trust	—	252,173,109	—	219,550,997

112

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolio’s net assets. At December 31, 2013, the following portfolios had an affiliate ownership of 5% or more of their net assets:

Portfolio	Affiliated Concentration
Bond Trust	89.3%
Bond PS Series	99.9%
Core Bond Trust	98.7%
Global Bond Trust	65.8%
Income Trust	100.0%
New Income Trust	100.0%
Short Term Government Income Trust	44.4%
Total Return Trust	81.6%

9.  REORGANIZATIONS On April 10, 2013, the shareholders of American High-Income Bond Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of the High Yield Trust (the Acquiring portfolio) with values equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to result in a combined Acquiring portfolio that has the potential to achieve a better long-term performance record and has stronger prospects for growth or potential economies of scale than the Acquired portfolio. The Acquired portfolio has similar investment objectives and principal investment strategies. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 26, 2013. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO NET ASSETS AFTER COMBINATION
High Yield Trust	American High-Income Bond Trust	$104,909,693	$87,046	9,607,244	16,451,136	$330,636,575	$435,546,268

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2013. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the reporting period, the combined portfolio’s pro forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$22,177,990
Net realized and unrealized gain (loss)	7,901,261
Increase (decrease) in net assets from operations	30,079,251

Fiscal year ended December 31, 2012 portfolio mergers.  On October 4, 2012, the shareholders of Total Bond Market Trust A (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of Total Bond Market Trust B (the Acquiring portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to result in a combined Acquiring portfolio that has the potential to achieve a more consistent long-term performance record and has stronger prospects for growth and potential opportunities for economies of scale than the corresponding Acquired portfolio. The Acquiring portfolio has investment objectives and principal investment strategies that are similar or identical to those of the corresponding Acquired portfolio. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivors.

Based on the opinion of tax counsel, the reorganizations qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio was distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 2, 2012. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION OF THE ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO’S NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO’S TOTAL NET ASSETS AFTER COMBINATION
Total Bond Market Trust B	Total Bond Market Trust A	$395,133,728	$28,580,745	37,084,706	36,513,858	$164,216,850	$559,350,578

113

REORGANIZATIONS, CONTINUED

Because the combined portfolio has been managed as single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that has been included in the Acquiring Portfolio’s Statements of operations at December 31, 2012. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the reporting period, Total Bond Market Trust B (Acquiring Portfolio’s pro forma) results of operations for the year ended December 31, 2012 are as follow:

Net investment income	$29,282,814
Net realized and unrealized gain	3,386,553
Increase in net assets from operations	$32,669,367

10.  OTHER MATTER The Trust and several of its funds have been named as defendants in an adversary proceeding originally brought by the Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The plaintiff seeks to recover payments of those proceeds as intentionally fraudulent conveyances under the U.S. Bankruptcy Code.

The adversary proceeding, which is now captioned Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint that named “JHT 500 Index Trust,” “JHT 500 Index Trust B,” “JHT Equity Income Trust,” “JHT Mid Value Trust,” “JHT Spectrum Income Trust,” “JHT Total Stock Market Index Trust,” and “John Hancock Variable Insurance Trust F/K/A John Hancock Trust (New Income Trust)” as defendants. On November 20, 2013, the Court issued Master Case Order No. 4 governing the next steps in the lawsuit, including the protocol for filing of any motions to dismiss the lawsuit. On January 24, 2014, the Court extended the time for service of summonses and complaints to February 28, 2014.

In a related matter, the Trust and several of its funds have been named as defendants in Deutsche Bank Trust Co. Americas v. Paniagua, No. 11-9409 (S.D.N.Y.). This case also relates to the Tribune Company leveraged buy-out transaction and asserts claims on behalf of Tribune noteholders for constructive fraudulent conveyance under state law, and it has been consolidated into the multidistrict litigation proceeding. The complaint names the following entities as defendants: John Hancock Variable Insurance Trust, “JHT New Income Trust,” “John Doe, As Trustee of JHT Income Trust,” and “John Hancock Variable Insurance Trust (F/K/A John Hancock Trust (New Income Trust)).” On September 23, 2013, the Court granted the defendants’ motion to dismiss this action on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The appeals are currently pending before the Court.

The potential amount sought to be recovered from the Trust by the plaintiffs in these two actions is unknown, but it includes approximately $2,125,000 representing the proceeds that the portfolio received in the leveraged buy-out, plus an unknown amount of interest and the plaintiffs’ attorneys’ fees and expenses. The portfolio cannot predict the outcome of this proceeding. The portfolio is currently assessing the case and has not yet determined the effect, if any, on the portfolio’s net assets and results of operations. If the proceeding were to be decided in a manner adverse to the portfolio, or if the portfolio was to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the portfolio’s net asset value.

11.  SUBSEQUENT EVENT After the close of business on February 21, 2014, Bond PS Series recorded in-kind redemptions of portfolio securities representing approximately 67% of its net assets on that date. The redemptions in-kind were effected in connection with the simultaneous subscriptions in-kind of these securities by the Bond Trust, which is also a series of the Trust.

114

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and of cash flows (Real Return Bond Trust) and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (as listed in the table of contents on page 2) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets, the cash flows of Real Return Bond Trust, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2014

115

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).

Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).

Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

116

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

James M. Oates Born: 1946	Chairperson (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Vice Chairperson/ Trustee (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).

Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

117

John Hancock Variable Insurance Trust

Trustees and officers information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
Craig Bromley[3] Born: 1966	Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005-2012, including prior positions).

Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Warren A. Thomson[3] Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Non-Independent Trustees hold positions or are affiliated with the Portfolio’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Messrs. Bromley and Thomson are “interested persons” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).

President (since 2012) and former Trustee (2010-2012), John Hancock retail funds; President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew Arnott Born: 1971	Executive Vice President (since 2007, including prior positions)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

118

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

119

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

120

John Hancock

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRSRT STD
U.S. POSTAGE
PAID
HOLLISTON, MA
PERMIT NO. 20

Management of the Trust

Trustees
James M. Oates, Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Andrew G. Arnott, Executive Vice President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/13
2/14

1115017: 0214

John Hancock

John Hancock
Variable Insurance Trust

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Lifestyle Trusts

Annual Report
December 31, 2013

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	9
Portfolio of investments (See below for each portfolio’s page #)	11–13
Statements of assets and liabilities	14
Statements of operations	15
Statements of changes in net assets	16
Financial highlights	17
Notes to financial statements	20
Report of independent registered public accounting firm	29
Evaluation of sub-advisory agreement	30
Special shareholder meeting	31
Trustees and officers information	33
For more information	37

Portfolio	Managers’ commentary and portfolio performance	Portfolio of investments
Lifestyle Aggressive Trust	4	11
Lifestyle Growth Trust	5	11
Lifestyle Balanced Trust	6	12
Lifestyle Moderate Trust	7	12
Lifestyle Conservative Trust	8	13

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each Lifestyle Portfolio of the John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative Indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2013. The views expressed are those of the portfolio managers as of December 31, 2013, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust prospectus.

Standard & Poor’s, Standard & Poor’s 500 and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Barclays is a registered trademark of Barclays Bank PLC. None of the Lifestyle trusts are sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

3

Lifestyle Aggressive Trust

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) (US); John
Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America));
Subadvisor Consultant: QS Investors, LLC
Portfolio Managers: Robert Boyda, Marcelle Daher, Jeffrey N. Given, Luning “Gary” Li, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >   The trust operates as a fund of funds and primarily invests in equity funds. On March 3, 2014, the trust will change its investment objective and principal investment strategies to permit the trust to use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. These changes will be implemented on or about March 3, 2014. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 100%. Under the trust’s prior investment objective and principal investment strategies, the trust normally invested approximately 100% of its assets in underlying funds that invest primarily in equity securities and could invest up to 10% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.*

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	50.1
International Large Cap	9.2
Large Blend	8.8
Emerging Markets	8.6
International Small Cap	7.7
U.S. Mid Cap	5.8
U.S. Small Cap	3.9
Natural Resources	3.1
Real Estate	2.0
Small Value	0.8
Total Equity	100.0

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Aggressive Trust Series I shares returned 26.72%, and the S&P 500 Index returned 32.39%

Environment  >  The strong absolute performance of the portfolio’s allocation to non-US markets was in part masked by the fact that US equities eclipsed everything else by a wide margin and our broad benchmark is exclusively US based. However, we maintain our global approach to diversification in spite of its temporary ups and downs as, in our opinion, it is the right way to invest.

Underlying funds that detracted from performance included U.S. Equity (GMO), Equity-Income (T. Rowe Price), and International Growth Stock (Invesco).

Top contributors included Blue Chip Growth (T. Rowe Price), Alpha Opportunities (Wellington), Capital Appreciation (Jennison), and International Value (Franklin Templeton).

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive Trust Series I	26.72%	16.89%	7.37%	118.19%	103.69%
Lifestyle Aggressive Trust Series II	26.43%	16.65%	7.18%	116.02%	100.07%
Lifestyle Aggressive Trust Series NAV[2]	26.77%	16.94%	7.42%	118.70%	104.50%
S&P 500 Index[3,4]	32.39%	17.94%	7.41%	128.19%	104.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

*	As described above, on 3-3-14, the trust will change its investment objective and principal investment strategies. The performance shown above does not reflect these changes.

4

Lifestyle Growth Trust

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America); Subadvisor Consultant: QS Investors, LLCPortfolio Managers: Robert Boyda, Marcelle Daher, Jeffrey N. Given, Luning “Gary” Li, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. On March 3, 2014, the trust will change its investment objective and principal investment strategies to permit the fund to use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. These changes will be implemented on or about March 3, 2014. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77%. Under the trust’s prior investment objective and principal investment strategies, the trust normally invested approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.*

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	34.2
U.S. Large Cap	21.0
International Large Cap	5.1
Emerging Markets	3.8
U.S. Small Cap	2.7
U.S. Mid Cap	2.6
International Small Cap	1.7
Small Value	0.5
Total Equity	71.6

Fixed Income Asset Allocation	% of Total
Intermediate Bond	21.0
Multi-Sector Bond	5.6
Global Bond	1.2
Short-Term Bond	0.3
Total Fixed Income	28.1

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.3

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Growth Trust Series I shares returned 19.34% and the Combined Index returned 21.12%.

Environment  >  The strong absolute performance of the portfolio’s allocation to non-US markets was in part masked by the fact that US equities eclipsed everything else by a wide margin and our broad benchmark is exclusively US based. However, we maintain our global approach to diversification in spite of its temporary ups and downs as, in our opinion, it is the right way to invest.

The portfolio’s allocations to short term bond added to relative results in a year where interest rates rose higher. Within core bonds, our allocation to Bond Trust (John Hancock) and Total Return (PIMCO) were positive relative contributors. Mid-way through the year we added a small allocation to the Global Conservative Absolute Return Strategy (Standard Life) in order to diversify the fixed income exposure and manage overall portfolio volatility.

Underlying funds that detracted from performance included U.S. Equity (GMO) and Equity-Income (T. Rowe Price).

Top contributors included Blue Chip Growth (T. Rowe Price), Capital Appreciation (Jennison), and International Value (Franklin Templeton).

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth Trust Series I	19.34%	15.03%	6.85%	101.44%	94.06%
Lifestyle Growth Trust Series II	19.09%	14.78%	6.66%	99.25%	90.56%
Lifestyle Growth Trust Series NAV[2]	19.38%	15.07%	6.90%	101.79%	94.82%
S&P 500 Index[3,6]	32.39%	17.94%	7.41%	128.19%	104.30%
Barclays U.S. Aggregate Bond Index[4,6]	–2.03%	4.44%	4.55%	24.27%	55.99%
Combined Index[5,6]	21.12%	14.04%	6.79%	92.86%	92.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

*	As described above, on 3-3-14, the trust will change its investment objective and principal investment strategies. The performance shown above does not reflect these changes.

5

Lifestyle Balanced Trust

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America); Subadvisor Consultant: QS Investors, LLCPortfolio Managers: Robert Boyda, Marcelle Daher, Jeffrey N. Given, Luning “Gary” Li, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >   The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. On March 3, 2014, the trust will change its investment objective and principal investment strategies to permit the trust to use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. These changes will be implemented on or about March 3, 2014. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55%. Under the trust’s prior investment objective and principal investment strategies, the fund normally invested approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.*

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	24.0
U.S. Large Cap	14.0
International Large Cap	4.4
Emerging Markets	3.1
U.S. Mid Cap	2.6
U.S. Small Cap	1.6
International Small Cap	1.5
Small Value	0.5
Total Equity	51.7

Fixed Income Asset Allocation	% of Total
Intermediate Bond	35.8
Multi-Sector Bond	9.5
Global Bond	2.0
Short-Term Bond	0.7
Total Fixed Income	48.0

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.3

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Balanced Trust Series I shares returned 12.78% and the Combined Index returned 14.08%.

Environment  >  The strong absolute performance of the portfolio’s allocation to non-US markets was in part masked by the fact that US equities eclipsed everything else by a wide margin and our broad benchmark is exclusively US based. However, we maintain our global approach to diversification in spite of its temporary ups and downs as, in our opinion, it is the right way to invest.

The portfolio’s allocations to short term bond added to relative results in a year where interest rates rose higher. Within core bonds, our allocation to Bond Trust (John Hancock) and Total Return (PIMCO) were positive relative contributors. Mid-way through the year we added a small allocation to the Global Conservative Absolute Return Strategy (Standard Life) in order to diversify the fixed income exposure and manage overall portfolio volatility.

Top contributors included Blue Chip Growth (T. Rowe Price), Capital Appreciation (Jennison), and International Value (Franklin Templeton).

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced Trust Series I	12.78%	13.15%	6.38%	85.49%	85.55%
Lifestyle Balanced Trust Series II	12.54%	12.92%	6.18%	83.63%	82.19%
Lifestyle Balanced Trust Series NAV[2]	12.90%	13.22%	6.43%	86.08%	86.41%
S&P 500 Index[3,6]	32.39%	17.94%	7.41%	128.19%	104.30%
Barclays U.S. Aggregate Bond Index[4,6]	–2.03%	4.44%	4.55%	24.27%	55.99%
Combined Index[5,6]	14.08%	11.36%	6.26%	71.25%	83.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

*	As described above, on 3-3-14, the trust will change its investment objective and principal investment strategies. The performance shown above does not reflect these changes.

6

Lifestyle Moderate Trust

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America); Subadvisor Consultant: QS Investors, LLCPortfolio Managers: Robert Boyda, Marcelle Daher, Jeffrey N. Given, Luning “Gary” Li, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. On March 3, 2014, the trust will change its investment objective and principal investment strategies to permit the fund to use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. These changes will be implemented on or about March 3, 2014. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44%. Under the trust’s prior investment objective and principal investment strategies, the trust normally invested approximately 40% of its assets in underlying funds that invest primarily in equity securities and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.*

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	19.1
U.S. Large Cap	11.0
International Large Cap	5.1
U.S. Mid Cap	1.8
International Small Cap	1.5
U.S. Small Cap	1.4
Small Value	0.5
Total Equity	40.4

Fixed Income Asset Allocation	% of Total
Intermediate Bond	44.4
Multi-Sector Bond	11.6
Global Bond	2.4
Short-Term Bond	0.8
Total Fixed Income	59.2

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.4

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Moderate Trust Series I shares returned 10.22% and the Combined Index returned 10.69%.

Environment  >   The portfolio’s annual return was slightly behind that of its blended index. The strong absolute performance of the portfolio’s allocation to non-US markets was in part masked by the fact that US equities eclipsed everything else by a wide margin and our broad benchmark is exclusively US based. However, we maintain our global approach to diversification in spite of its temporary ups and downs as, in our opinion, it is the right way to invest.

The portfolio’s allocations to short term bond added to relative results in a year where interest rates rose higher. Within core bonds, our allocation to Bond Trust (John Hancock) and Total Return (PIMCO) were positive relative contributors. Mid-way through the year we added a small allocation to the Global Conservative Absolute Return Strategy (Standard Life) in order to diversify the fixed income exposure and manage overall portfolio volatility.

Top contributors included Blue Chip Growth (T. Rowe Price), Capital Appreciation (Jennison), and International Value (Franklin Templeton).

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate Trust Series I	10.22%	11.92%	5.99%	75.60%	78.89%
Lifestyle Moderate Trust Series II	9.97%	11.69%	5.80%	73.81%	75.79%
Lifestyle Moderate Trust Series NAV[2]	10.27%	11.96%	6.03%	75.95%	79.64%
S&P 500 Index[3,6]	32.39%	17.94%	7.41%	128.19%	104.30%
Barclays U.S. Aggregate Bond Index[4,6]	–2.03%	4.44%	4.55%	24.27%	55.99%
Combined Index[5,6]	10.69%	10.00%	5.97%	61.04%	78.51%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The Combined Index is comprised of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

*	As described above, on 3-3-14, the trust will change its investment objective and principal investment strategies. The performance shown above does not reflect these changes.

7

Lifestyle Conservative Trust

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America); Subadvisor Consultant: QS Investors, LLCPortfolio Managers: Robert Boyda, Marcelle Daher, Jeffrey N. Given, Luning “Gary” Li, Steve Medina, Nathan Thooft

INVESTMENT OBJECTIVE & POLICIES  >  The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. On March 3, 2014, the trust will change its investment objective and principal investment strategies to permit the trust to use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. These changes will be implemented on or about March 3, 2014. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22%. Under the trust’s prior investment objective and principal investment strategies, the trust normally invested approximately 20% of its assets in underlying funds that invest primarily in equity securities and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and did not use certain risk management techniques to seek to manage the volatility of returns and limit the magnitude of portfolio losses.*

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	8.4
U.S. Large Cap	5.2
International Large Cap	3.8
U.S. Mid Cap	1.0
Small Value	0.7
International Small Cap	0.5
U.S. Small Cap	0.4
Total Equity	20.0

Fixed Income Asset Allocation	% of Total
Intermediate Bond	59.0
Multi-Sector Bond	16.0
Global Bond	3.4
Short-Term Bond	1.1
Total Fixed Income	79.5

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.5

*	Asset allocation of underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2013, the Lifestyle Conservative Trust Series I shares returned 3.88% and the Combined Index returned 4.16%.

Environment  >  The portfolio modestly trailed its blended index. The portfolio’s performance benefited from some out-of-index allocations to credit-oriented fixed-income instruments.

The portfolio’s allocations to short term bond added to relative results in a year where interest rates rose higher. Within core bonds, our allocation to Bond Trust (John Hancock) and Total Return (PIMCO) were positive relative contributors. Mid-way through the year we added a small allocation to the Global Conservative Absolute Return Strategy (Standard Life) in order to diversify the fixed income exposure and dampen overall portfolio volatility.

In terms of relative performance versus the blended benchmark, the portfolio’s fixed-income allocations offset some of the drag from its non-U.S. equity allocations — predominantly international large-cap stocks — where results, while positive, were not as strong as the overall performance of U.S. stocks.

Underlying funds that detracted from performance included U.S. Equity (GMO), Equity- Income (T. Rowe Price), and International Growth Stock (Invesco)

Top contributors included Bond Trust (John Hancock), Blue Chip Growth (T. Rowe Price), and International Value (Franklin Templeton).

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2013	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative Trust Series I	3.88%	9.31%	5.34%	56.04%	68.18%
Lifestyle Conservative Trust Series II	3.69%	9.08%	5.15%	54.42%	65.19%
Lifestyle Conservative Trust Series NAV[2]	4.00%	9.36%	5.39%	56.43%	69.09%
S&P 500 Index[3,6]	32.39%	17.94%	7.41%	128.19%	104.30%
Barclays U.S. Aggregate Bond Index[4,6]	–2.03%	4.44%	4.55%	24.27%	55.99%
Combined Index[5,6]	4.16%	7.24%	5.30%	41.85%	67.61%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown links the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	The Combined Index is comprised of 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values.

*	As described above, on 3-3-14, the trust will change its investment objective and principal investment strategies. The performance shown above does not reflect these changes.

8

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Lifestyle Portfolio, you incur ongoing costs, such as management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio[2]
Lifestyle Aggressive Trust
Series I — Actual	$1,000.00	$1,170.20	$0.66	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Series II — Actual	1,000.00	1,168.60	1.75	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Series NAV — Actual	1,000.00	1,169.50	0.38	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%
Lifestyle Growth Trust
Series I — Actual	$1,000.00	$1,123.50	$0.59	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,122.70	1.66	0.31%
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,123.90	0.32	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Balanced Trust
Series I — Actual	$1,000.00	$1,089.40	$0.58	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,088.60	1.63	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,089.70	0.32	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

9

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1] 7/1/2013– 12/31/2013	Annualized Expense Ratio[2]
Lifestyle Moderate Trust
Series I — Actual	$1,000.00	$1,074.40	$0.58	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,073.60	1.62	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,074.90	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Conservative Trust
Series I — Actual	$1,000.00	$1,039.60	$0.57	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,038.50	1.59	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,040.80	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	The portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds whose expense ratios can vary based on the mix of underlying funds held by portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifesyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
12-31-13	0.69% – 1.12%	0.50% – 1.10%	0.50% – 1.10%	0.50% – 1.10%	0.50% – 1.10%

10

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2013 (showing percentage of total net assets)

Lifestyle Aggressive Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
Equity - 100.0%
John Hancock Variable Insurance Trust (G)
All Cap Core, Series NAV (QS Investors)	582,952	$14,667,066
Alpha Opportunities, Series NAV (Wellington)	2,238,191	36,303,464
Blue Chip Growth, Series NAV (T. Rowe Price)	1,138,275	38,929,018
Capital Appreciation, Series NAV (Jennison)	2,040,087	32,212,970
Capital Appreciation Value, Series NAV (T. Rowe Price)	686,403	8,923,244
Emerging Markets Value, Series NAV (DFA)	4,406,144	43,620,824
Equity-Income, Series NAV (T. Rowe Price)	1,601,695	31,649,490
Fundamental Large Cap Value, Series NAV (John Hancock1) (A)	2,502,701	39,893,060
Fundamental Value, Series NAV (Davis)	1,538,821	31,022,640
International Core, Series NAV (GMO)	1,907,822	22,264,283
International Growth Opportunities, Series NAV (Baillie Gifford)	588,557	8,298,659
International Growth Stock, Series NAV (Invesco)	923,866	15,576,376
International Small Company, Series NAV (DFA)	899,402	11,332,460
International Value, Series NAV (Templeton)	1,649,860	24,219,940
Mid Cap Stock, Series NAV (Wellington)	845,865	17,923,871
Mid Value, Series NAV (T. Rowe Price)	823,222	11,475,715
Mutual Shares, Series NAV (Franklin)	876,735	12,046,344
Natural Resources, Series NAV (RS Investments/Wellington)	1,567,457	15,925,363
Real Estate Securities, Series NAV (Deutsche)	721,957	9,934,122
Small Cap Growth, Series NAV (Wellington)	412,087	5,311,806
Small Cap Opportunities, Series NAV (DFA/Invesco)	213,458	6,553,167
Small Cap Value, Series NAV (Wellington)	153,214	3,989,684
Small Company Growth, Series NAV (Invesco)	142,892	3,660,896
Small Company Value, Series NAV (T. Rowe Price)	178,423	4,499,821
U.S. Equity, Series NAV (GMO)	1,713,130	30,356,655
Value, Series NAV (Invesco)	215,956	5,597,577
John Hancock Funds III (G)
Strategic Growth, Series NAV (John Hancock1) (A)	1,366,530	21,181,219
Total Investments (Lifestyle Aggressive Trust) (Cost $393,863,209) - 100.0%		$507,369,734
Other assets and liabilities, net - 0.0%		(41,847)
TOTAL NET ASSETS - 100.0%		$507,327,887

Lifestyle Growth Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
Equity - 71.6%
John Hancock Variable Insurance Trust (G)
All Cap Core, Series NAV (QS Investors)	6,073,668	$152,813,494
Alpha Opportunities, Series NAV (Wellington)	33,198,960	538,487,135
Blue Chip Growth, Series NAV (T. Rowe Price)	13,527,211	462,630,632
Capital Appreciation, Series NAV (Jennison)	24,373,366	384,855,448
Emerging Markets Value, Series NAV (DFA)	59,858,681	592,600,939
Equity-Income, Series NAV (T. Rowe Price)	32,631,246	644,793,426
Fundamental Large Cap Value, Series NAV (John Hancock1) (A)	26,042,904	415,123,882
Fundamental Value, Series NAV (Davis)	26,730,993	538,896,822
International Core, Series NAV (GMO)	31,627,582	369,093,879
International Growth Opportunities, Series NAV (Baillie Gifford)	10,380,765	146,368,789
International Growth Stock, Series NAV (Invesco)	15,607,682	263,145,524
International Value, Series NAV (Templeton)	28,974,817	425,350,316
Mid Cap Stock, Series NAV (Wellington)	9,513,076	201,582,077
Mid Value, Series NAV (T. Rowe Price)	14,826,410	206,680,159
Small Cap Growth, Series NAV (Wellington)	8,548,244	110,186,866
Small Cap Opportunities, Series NAV (DFA/Invesco)	2,947,127	90,476,793
Small Cap Value, Series NAV (Wellington)	3,351,718	87,278,734
Small Company Growth, Series NAV (Invesco)	3,503,059	89,748,383
Small Company Value, Series NAV (T. Rowe Price)	5,112,698	128,942,248
Strategic Equity Allocation, Series NAV (John Hancock2) (A)	276,017,815	4,650,900,175
U.S. Equity, Series NAV (GMO)	28,133,352	498,522,991
John Hancock Funds III (G)
Strategic Growth, Class NAV (John Hancock1) (A)	11,795,548	182,830,989
Fixed Income - 28.1%
John Hancock Variable Insurance Trust (G)
Bond Trust, Series NAV (John Hancock1) (A)	145,882,778	1,938,782,116
Core Bond, Series NAV (Wells Capital)	41,234,997	527,807,958
Global Bond, Series NAV (PIMCO)	14,717,242	181,463,597
New Income, Series NAV (T. Rowe Price)	67,566,528	871,608,205
Short Term Government Income, Series NAV (John Hancock1) (A)	4,287,371	53,592,138
Total Return, Series NAV (PIMCO)	60,609,726	821,261,793
Alternative - 0.3%
John Hancock Funds (G)
Global Conservative Absolute Return, Series NAV (Standard Life)	3,804,777	38,276,053
COMMON STOCK - 0.0%
Equity - 0.0%
Facebook, Inc., Class A (I)	1,018	55,644
Facebook, Inc., Class B (I)	4,294	234,663
Total Investments (Lifestyle Growth Trust) (Cost $12,666,942,447) - 100.0%		$15,614,391,868
Other assets and liabilities, net - 0.0%		(281,670)
TOTAL NET ASSETS - 100.0%		$15,614,110,198

11

The accompanying notes are an integral part of the financial statements.

Lifestyle Balanced Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
Equity - 51.7%
John Hancock Variable Insurance Trust (G)
All Cap Core, Series NAV (QS Investors)	4,339,455	$109,180,676
Alpha Opportunities, Series NAV (Wellington)	16,959,740	275,086,978
Blue Chip Growth, Series NAV (T. Rowe Price)	7,249,713	247,940,193
Capital Appreciation, Series NAV (Jennison)	12,196,519	192,583,043
Emerging Markets Value, Series NAV (DFA)	37,711,195	373,340,827
Equity-Income, Series NAV (T. Rowe Price)	15,288,278	302,096,375
Fundamental Large Cap Value, Series NAV (John Hancock1) (A)	15,247,415	243,043,802
Fundamental Value, Series NAV (Davis)	13,655,450	275,293,868
International Core, Series NAV (GMO)	21,550,950	251,499,590
International Growth Opportunities, Series NAV (Baillie Gifford)	6,822,013	96,190,387
International Growth Stock, Series NAV (Invesco)	10,634,531	179,298,199
International Value, Series NAV (Templeton)	18,563,145	272,506,976
Mid Cap Stock, Series NAV (Wellington)	7,171,531	151,964,746
Mid Value, Series NAV (T. Rowe Price)	11,175,349	155,784,365
Small Cap Growth, Series NAV (Wellington)	5,159,794	66,509,750
Small Cap Value, Series NAV (Wellington)	2,501,261	65,132,834
Small Company Growth, Series NAV (Invesco)	2,040,662	52,281,750
Small Company Value, Series NAV (T. Rowe Price)	3,105,961	78,332,336
Strategic Equity Allocation, Series NAV (John Hancock2) (A)	148,700,233	2,505,598,927
U.S. Equity, Series NAV (GMO)	12,354,716	218,925,566
John Hancock Funds III (G)
Strategic Growth, Series NAV (John Hancock1) (A)	5,400,411	83,706,368
Fixed Income - 48.0%
John Hancock Variable Insurance Trust (G)
Bond Trust, Series NAV (John Hancock1) (A)	189,778,076	2,522,150,627
Core Bond, Series NAV (Wells Capital)	53,821,611	688,916,619
Global Bond, Series NAV (PIMCO)	19,310,221	238,095,020
New Income, Series NAV (T. Rowe Price)	88,776,825	1,145,221,038
Short Term Government Income, Series NAV (John Hancock1) (A)	6,543,473	81,793,412
Total Return, Series NAV (PIMCO)	79,435,913	1,076,356,616
Alternative - 0.3%
John Hancock Funds (G)
Global Conservative Absolute Return, Series NAV (Standard Life)	3,549,482	35,707,793
Total Investments (Lifestyle Balanced Trust) (Cost $10,258,859,441) - 100.0%		$11,984,538,681
Other assets and liabilities, net - 0.0%		(259,857)
TOTAL NET ASSETS - 100.0%		$11,984,278,824

Lifestyle Moderate Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
Equity - 40.4%
John Hancock Variable Insurance Trust (G)
Alpha Opportunities, Series NAV (Wellington)	3,706,328	$60,116,640
Blue Chip Growth, Series NAV (T. Rowe Price)	2,422,906	82,863,385
Capital Appreciation, Series NAV (Jennison)	4,292,983	67,786,203
Equity-Income, Series NAV (T. Rowe Price)	4,632,707	91,542,282
Fundamental Large Cap Value, Series NAV (John Hancock1) (A)	2,931,608	46,729,836
Fundamental Value, Series NAV (Davis)	2,984,228	60,162,045
International Core, Series NAV (GMO)	7,023,634	81,965,809
International Growth Opportunities, Series NAV (Baillie Gifford)	2,063,308	29,092,641
International Growth Stock, Series NAV (Invesco)	3,159,420	53,267,822
International Value, Series NAV (Templeton)	6,481,849	95,153,542
Mid Cap Stock, Series NAV (Wellington)	1,408,543	29,847,024
Mid Value, Series NAV (T. Rowe Price)	2,195,473	30,604,899
Small Cap Growth, Series NAV (Wellington)	1,245,817	16,058,579
Small Cap Value, Series NAV (Wellington)	660,490	17,199,147
Small Company Growth, Series NAV (Invesco)	479,028	12,272,694
Small Company Value, Series NAV (T. Rowe Price)	764,597	19,283,125
Strategic Equity Allocation, Series NAV (John Hancock2) (A)	34,000,918	572,915,475
U.S. Equity, Series NAV (GMO)	1,693,436	30,007,680
Fixed Income - 59.2%
John Hancock Variable Insurance Trust (G)
Bond Trust, Series NAV (John Hancock1) (A)	69,047,750	917,644,593
Core Bond, Series NAV (Wells Capital)	18,946,099	242,510,061
Global Bond, Series NAV (PIMCO)	6,780,416	83,602,527
New Income, Series NAV (T. Rowe Price)	31,140,952	401,718,278
Short Term Government Income, Series NAV (John Hancock1) (A)	2,142,286	26,778,570
Total Return, Series NAV (PIMCO)	27,727,859	375,712,493
Alternative - 0.4%
John Hancock Funds (G)
Global Conservative Absolute Return, Series NAV (Standard Life)	1,382,294	13,905,881
Total Investments (Lifestyle Moderate Trust) (Cost $3,065,405,344) - 100.0%		$3,458,741,231
Other assets and liabilities, net - 0.0%		(101,569)
TOTAL NET ASSETS - 100.0%		$3,458,639,662

12

The accompanying notes are an integral part of the financial statements.

Lifestyle Conservative Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.0%
Equity - 20.0%
John Hancock Variable Insurance Trust (G)
Blue Chip Growth, Series NAV (T. Rowe Price)	1,106,117	$37,829,217
Equity-Income, Series NAV (T. Rowe Price)	1,866,553	36,883,088
Fundamental Value, Series NAV (Davis)	1,167,395	23,534,684
International Core, Series NAV (GMO)	3,594,004	41,942,031
International Growth Opportunities, Series NAV (Baillie Gifford)	505,120	7,122,189
International Growth Stock, Series NAV (Invesco)	695,848	11,732,005
International Value, Series NAV (Templeton)	3,063,638	44,974,205
Mid Cap Stock, Series NAV (Wellington)	529,773	11,225,883
Mid Value, Series NAV (T. Rowe Price)	825,253	11,504,022
Small Cap Growth, Series NAV (Wellington)	709,772	9,148,957
Small Cap Value, Series NAV (Wellington)	580,888	15,126,317
Strategic Equity Allocation, Series NAV (John Hancock2) (A)	10,998,928	185,331,934
U.S. Equity, Series NAV (GMO)	1,106,464	19,606,537
Fixed Income - 79.5%
John Hancock Variable Insurance Trust (G)
Bond Trust, Series NAV (John Hancock1) (A)	58,925,627	783,121,576
Core Bond, Series NAV (Wells Capital)	17,098,724	218,863,672
Global Bond, Series NAV (PIMCO)	6,190,457	76,328,331
New Income, Series NAV (T. Rowe Price)	28,276,960	364,772,787
Short Term Government Income, Series NAV (John Hancock1) (A)	2,006,250	25,078,129
Total Return, Series NAV (PIMCO)	25,406,223	344,254,317
Alternative - 0.5%
John Hancock Funds (G)
Global Conservative Absolute Return, Series NAV (Standard Life)	1,160,768	11,677,328
Total Investments (Lifestyle Conservative Trust) (Cost $2,207,159,521) - 100.0%		$2,280,057,209
Other assets and liabilities, net - 0.0%		(92,937)
TOTAL NET ASSETS - 100.0%		$2,279,964,272

Footnotes
Percentages are based upon net assets.
(A)	The subadvisor is an affiliate of the advisor.
(G)	The underlying fund’s subadvisor is shown parenthetically.
(I)	Non-income producing.
[1]	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
[2]	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

Investment companies
Underlying Funds’ Investment Managers
Baillie Gifford Overseas, Ltd.	(Baillie Gifford)
Davis Selected Advisers, L.P.	(Davis)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors, L.P.	(DFA)
Franklin Mutual Advisers	(Franklin)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(John Hancock)
Pacific Investment Management Company, LLC	(PIMCO)
QS Investors, LLC	(QS Investors)
RS Investment Management Co., LLC	(RS Investments)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)

13

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2013

Assets	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Investments in unaffiliated issuers, at value	—	$290,307	—	—	—
Investments in affiliated funds, at value	$507,369,734	15,614,101,561	$11,984,538,681	$3,458,741,231	$2,280,057,209
Total investments, at value	507,369,734	15,614,391,868	11,984,538,681	3,458,741,231	2,280,057,209
Cash	5,559	175,073	121,849	46,339	29,411
Receivable for investments sold	126,396	5,074,241	4,306,198	3,988,485	2,963,470
Receivable for fund shares sold	—	211,996	565,313	67,489	—
Dividends and interest receivable	—	2,530	—	—	—
Receivable due from advisor	1,182	—	—	—	—
Other assets	—	—	15,875	—	—
Total assets	507,502,871	15,619,855,708	11,989,547,916	3,462,843,544	2,283,050,090

Liabilities
Payable for fund shares repurchased	122,335	5,056,240	4,708,084	4,005,620	2,930,073
Payable to affiliates
Accounting and legal services fees	9,893	308,998	240,513	70,075	47,710
Trustees’ fees	427	13,954	11,507	3,440	2,700
Investment management fees	—	97,549	90,115	26,870	22,972
Other liabilities and accrued expenses	42,329	268,769	218,873	97,877	82,363
Total liabilities	174,984	5,745,510	5,269,092	4,203,882	3,085,818
Net assets	$507,327,887	$15,614,110,198	$11,984,278,824	$3,458,639,662	$2,279,964,272

Net assets consist of
Paid-in capital	$472,456,619	$13,848,329,568	$10,529,302,946	$2,955,186,897	$2,109,531,322
Undistributed net investment income (loss)	1,756	106,133	79,642	25,117	18,973
Accumulated undistributed net realized gain (loss) on investments	(78,637,013)	(1,181,774,863)	(270,778,812)	110,091,761	97,516,289
Net unrealized appreciation (depreciation) on investments	113,506,525	2,947,449,360	1,725,675,048	393,335,887	72,897,688
Net assets	$507,327,887	$15,614,110,198	$11,984,278,824	$3,458,639,662	$2,279,964,272
Investments in unaffiliated issuers, at cost	—	$139,084	—	—	—
Investments in affiliated issuers, at cost	$393,863,209	$12,666,803,363	$10,258,859,441	$3,065,405,344	$2,207,159,521

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$122,775,267	$916,637,842	$862,688,909	$319,862,378	$218,233,491
Shares outstanding	11,253,836	64,422,862	63,017,621	23,373,551	17,342,433
Net asset value, offering price and redemption price per share	$10.91	$14.23	$13.69	$13.68	$12.58
Series II
Net assets	$188,614,233	$14,027,456,614	$9,777,346,656	$3,037,231,977	$2,013,814,915
Shares outstanding	17,330,219	988,243,445	717,393,417	222,979,950	160,939,136
Net asset value, offering price and redemption price per share	$10.88	$14.19	$13.63	$13.62	$12.51
Series NAV
Net assets	$195,938,387	$670,015,742	$1,344,243,259	$101,545,307	$47,915,866
Shares outstanding	17,953,948	47,037,542	98,005,961	7,416,069	3,801,221
Net asset value, offering price and redemption price per share	$10.91	$14.24	$13.72	$13.69	$12.61

14

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2013

Investment income	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Income distributions received from affiliated underlying funds	$5,629,601	$270,955,741	$248,274,759	$78,337,429	$60,925,373
Interest	—	61,608	—	—	—
Less foreign taxes withheld	—	(144)	—	—	—
Total investment income	5,629,601	271,017,205	248,274,759	78,337,429	60,925,373

Expenses
Investment management fees	$190,147	$6,192,939	$4,991,357	$1,486,082	$1,104,775
Series I distribution and service fees	53,937	431,256	425,680	158,564	124,161
Series II distribution and service fees	456,789	33,658,484	24,635,351	7,847,535	5,831,496
Accounting and legal services fees	57,391	1,850,093	1,492,616	442,733	330,319
Professional fees	68,310	209,645	201,766	103,576	93,617
Printing and postage	9,352	343,058	384,575	104,808	80,989
Custodian fees	12,023	—	12,023	12,023	12,023
Trustees’ fees	5,750	187,247	153,272	45,694	35,399
Registration and filing fees	6,058	13,533	15,118	13,536	12,883
Other	4,226	67,062	57,291	19,118	15,128
Total expenses before reductions	863,983	42,953,317	32,369,049	10,233,669	7,640,790
Net expense reductions	(13,348)	(225,180)	(180,247)	(62,005)	(45,011)
Total expenses	850,635	42,728,137	32,188,802	10,171,664	7,595,779
Net investment income (loss)	4,778,966	228,289,068	216,085,957	68,165,765	53,329,594

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated issuers	19,124,789	506,540,484	539,559,078	143,931,531	98,760,354
Capital gain distributions received from affiliated underlying funds	17,672,697	272,087,599	216,495,068	51,848,289	31,693,698
Foreign currency transactions	—	(73)	—	—	—
	36,797,486	778,628,010	756,054,146	195,779,820	130,454,052

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	148,848	—	—	—
Investments in affiliated issuers	68,053,904	1,596,722,956	451,743,250	75,154,696	(89,353,494)
Translation of assets and liabilities in foreign currencies	—	177	1,763	—	—
	68,053,904	1,596,871,981	451,745,013	75,154,696	(89,353,494)
Net realized and unrealized gain (loss)	104,851,390	2,375,499,991	1,207,799,159	270,934,516	41,100,558

Increase (decrease) in net assets from operations	$109,630,356	$2,603,789,059	$1,423,885,116	$339,100,281	$94,430,152

15

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Aggressive Trust		Lifestyle Growth Trust		Lifestyle Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$4,778,966	$3,567,876	$228,289,068	$181,271,019	$216,085,957	$199,538,203
Net realized gain (loss)	36,797,486	21,534,060	778,628,010	1,366,204,657	756,054,146	1,025,458,973
Change in net unrealized appreciation (depreciation)	68,053,904	39,395,430	1,596,871,981	205,542,126	451,745,013	103,616,314
Increase (decrease) in net assets resulting from operations	109,630,356	64,497,366	2,603,789,059	1,753,017,802	1,423,885,116	1,328,613,490
Distributions to shareholders
From net investment income
Series I	(1,216,212)	(888,818)	(14,819,258)	(11,686,237)	(16,756,540)	(15,255,914)
Series II	(1,538,665)	(1,303,437)	(202,277,313)	(161,915,834)	(172,722,555)	(161,627,658)
Series NAV	(2,024,194)	(1,477,733)	(11,106,882)	(7,747,431)	(26,646,590)	(23,073,671)
From net realized gain
Series I	(1,563,566)	(416,896)	(6,601,916)	(2,840,649)	(6,808,974)	(3,305,470)
Series II	(2,411,581)	(767,694)	(101,637,234)	(45,297,882)	(77,724,800)	(39,105,593)
Series NAV	(2,490,463)	(659,547)	(4,811,642)	(1,823,906)	(10,571,217)	(4,872,010)
Total distributions	(11,244,681)	(5,514,125)	(341,254,245)	(231,311,939)	(311,230,676)	(247,240,316)
From portfolio share transactions	(13,774,387)	(43,541,286)	(794,363,062)	(543,540,912)	(1,027,121,737)	(948,937,151)
Total increase (decrease)	84,611,288	15,441,955	1,468,171,752	978,164,951	85,532,703	132,436,023

Net assets
Beginning of year	422,716,599	407,274,644	14,145,938,446	13,167,773,495	11,898,746,121	11,766,310,098
End of year	$507,327,887	$422,716,599	$15,614,110,198	$14,145,938,446	$11,984,278,824	$11,898,746,121

Undistributed net investment income (loss)	$1,756	$1,978	$106,133	$19,070	$79,642	—

	Lifestyle Moderate Trust		Lifestyle Conservative Trust
Increase (decrease) in net assets	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
From operations
Net investment income (loss)	$68,165,765	$67,459,332	$53,329,594	$66,363,106
Net realized gain (loss)	195,779,820	241,704,872	130,454,052	100,718,112
Change in net unrealized appreciation (depreciation)	75,154,696	46,859,878	(89,353,494)	62,381,643
Increase (decrease) in net assets resulting from operations	339,100,281	356,024,082	94,430,152	229,462,861
Distributions to shareholders
From net investment income
Series I	(6,786,692)	(6,452,973)	(5,933,698)	(6,633,550)
Series II	(59,163,946)	(59,111,841)	(51,053,712)	(58,515,074)
Series NAV	(2,200,784)	(1,882,760)	(1,329,690)	(1,203,714)
From net realized gain
Series I	(2,425,521)	(1,291,267)	(9,153,433)	(6,791,775)
Series II	(23,228,930)	(13,048,050)	(84,345,209)	(66,110,118)
Series NAV	(769,291)	(368,168)	(2,034,305)	(1,096,827)
Total distributions	(94,575,164)	(82,155,059)	(153,850,047)	(140,351,058)
From portfolio share transactions	(348,401,776)	(203,186,914)	(596,761,591)	35,608,254
Total increase (decrease)	(103,876,659)	70,682,109	(656,181,486)	124,720,057
Net assets
Beginning of year	3,562,516,321	3,491,834,212	2,936,145,758	2,811,425,701
End of year	$3,458,639,662	$3,562,516,321	$2,279,964,272	$2,936,145,758

Undistributed net investment income (loss)	$25,117	$10,934	$18,973	$5,006,902

16

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
SERIES I
12-31-2013	8.81	0.11	[2,3]	2.24	2.35	(0.11)	(0.14)	—	(0.25)	10.91	26.72	0.13	[4]	0.12	[4]	1.13	[2]	123	21
12-31-2012	7.66	0.07	[2,3]	1.20	1.27	(0.08)	(0.04)	—	(0.12)	8.81	16.61	0.12	[4]	0.12	[4]	0.87	[2]	95	18
12-31-2011	8.35	0.07	[2,3]	(0.61)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.50)	0.12	[4]	0.12	[4]	0.84	[2]	107	23
12-31-2010	7.30	0.08	[2,3]	1.12	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.44	0.12	[4]	0.12	[4]	1.02	[2]	129	23
12-31-2009	5.43	0.06[2,3]		1.87	1.93	(0.06)	—[5]	—	(0.06)	7.30	35.63	0.13[4]		0.13[4]		1.01[2]		124	43
SERIES II
12-31-2013	8.79	0.08	[2,3]	2.24	2.32	(0.09)	(0.14)	—	(0.23)	10.88	26.43	0.33	[4]	0.32	[4]	0.83	[2]	189	21
12-31-2012	7.64	0.06	[2,3]	1.20	1.26	(0.07)	(0.04)	—	(0.11)	8.79	16.43	0.32	[4]	0.32	[4]	0.68	[2]	176	18
12-31-2011	8.33	0.05	[2,3]	(0.61)	(0.56)	(0.06)	(0.07)	—	(0.13)	7.64	(6.72)	0.32	[4]	0.32	[4]	0.65	[2]	181	23
12-31-2010	7.29	0.06	[2,3]	1.12	1.18	(0.07)	(0.07)	—	(0.14)	8.33	16.12	0.32	[4]	0.32	[4]	0.82	[2]	224	23
12-31-2009	5.42	0.05[2,3]		1.87	1.92	(0.05)	—[5]	—	(0.05)	7.29	35.46	0.33[4]		0.33[4]		0.83[2]		213	43
SERIES NAV
12-31-2013	8.81	0.12	[2,3]	2.24	2.36	(0.12)	(0.14)	—	(0.26)	10.91	26.77	0.08	[4]	0.07	[4]	1.17	[2]	196	21
12-31-2012	7.66	0.09	[2,3]	1.19	1.28	(0.09)	(0.04)	—	(0.13)	8.81	16.67	0.07	[4]	0.07	[4]	1.06	[2]	152	18
12-31-2011	8.35	0.09	[2,3]	(0.63)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.46)	0.07	[4]	0.07	[4]	1.06	[2]	118	23
12-31-2010	7.30	0.09	[2,3]	1.11	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.50	0.07	[4]	0.07	[4]	1.14	[2]	99	23
12-31-2009	5.43	0.07	[2,3]	1.87	1.94	(0.07)	— [5]	—	(0.07)	7.30	35.69	0.08	[4]	0.08	[4]	1.15	[2]	79	43
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 2. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.69% – 1.12%, 0.70% – 1.10%, 0.48% – 1.10%, 0.48% – 1.10%, and 0.49% – 1.25%, for the periods ended 12-31-13,12-31-12, 12-31-11, 12-31-10, and 12-31-09, respectively. 5. Less than $0.005 per share.

Lifestyle Growth Trust
SERIES I
12-31-2013	12.21	0.23	[2,3]	2.13	2.36	(0.24)	(0.10)	—	(0.34)	14.23	19.34	0.11	[4]	0.11	[4]	1.73	[2]	917	11
12-31-2012	10.92	0.18	[2,3]	1.33	1.51	(0.18)	(0.04)	—	(0.22)	12.21	13.87	0.11	[4]	0.11	[4]	1.50	[2]	807	39	[5]
12-31-2011	11.42	0.22	[2,3]	(0.40)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.92	(1.60)	0.11	[4]	0.11	[4]	1.92	[2]	726	9	[5]
12-31-2010	10.34	0.19	[2,3]	1.15	1.34	(0.19)	(0.07)	—	(0.26)	11.42	13.02	0.11	[4]	0.11	[4]	1.81	[2]	742	23
12-31-2009	7.99	0.26[2,3]		2.40	2.66	(0.26)	(0.05)	—	(0.31)	10.34	33.30	0.12[4]		0.12[4]		2.90[2]		659	37
SERIES II
12-31-2013	12.18	0.20	[2,3]	2.12	2.32	(0.21)	(0.10)	—	(0.31)	14.19	19.09	0.31	[4]	0.31	[4]	1.50	[2]	14,027	11
12-31-2012	10.90	0.15	[2,3]	1.33	1.48	(0.16)	(0.04)	—	(0.20)	12.18	13.59	0.31	[4]	0.31	[4]	1.27	[2]	12,818	39	[5]
12-31-2011	11.40	0.19	[2,3]	(0.39)	(0.20)	(0.20)	(0.10)	—	(0.30)	10.90	(1.80)	0.31	[4]	0.31	[4]	1.66	[2]	12,007	9	[5]
12-31-2010	10.32	0.17	[2,3]	1.15	1.32	(0.17)	(0.07)	—	(0.24)	11.40	12.83	0.31	[4]	0.31	[4]	1.59	[2]	13,186	23
12-31-2009	7.98	0.24[2,3]		2.39	2.63	(0.24)	(0.05)	—	(0.29)	10.32	32.95	0.32[4]		0.32[4]		2.71[2]		12,053	37
SERIES NAV
12-31-2013	12.22	0.25	[2,3]	2.11	2.36	(0.24)	(0.10)	—	(0.34)	14.24	19.38	0.06	[4]	0.06	[4]	1.87	[2]	670	11
12-31-2012	10.93	0.19	[2,3]	1.33	1.52	(0.19)	(0.04)	—	(0.23)	12.22	13.91	0.06	[4]	0.06	[4]	1.58	[2]	521	39	[5]
12-31-2011	11.43	0.24	[2,3]	(0.42)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.93	(1.55)	0.06	[4]	0.06	[4]	2.05	[2]	435	9	[5]
12-31-2010	10.35	0.21	[2,3]	1.14	1.35	(0.20)	(0.07)	—	(0.27)	11.43	13.05	0.06	[4]	0.06	[4]	1.93	[2]	405	23
12-31-2009	8.00	0.28	[2,3]	2.38	2.66	(0.26)	(0.05)	—	(0.31)	10.35	33.32	0.07	[4]	0.07	[4]	3.08	[2]	323	37
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 2. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.50% – 1.10%, 0.49% – 1.10%, 0.48% – 1.10%, 0.48% – 1.10%, and 0.49% – 1.25% for the periods ended 12-31-13, 12-31-12, 12-31-11, 12-31-10, and 12-31-09, respectively. 5. Excludes merger activity.

17

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
SERIES I
12-31-2013	12.48	0.26	[2,3]	1.33	1.59	(0.27)	(0.11)	—	(0.38)	13.69	12.78	0.11	[4]	0.11	[4]	1.98	[2]	863	9
12-31-2012	11.41	0.22	[2,3]	1.13	1.35	(0.23)	(0.05)	—	(0.28)	12.48	11.87	0.11	[4]	0.11	[4]	1.82	[2]	834	32
12-31-2011	11.74	0.28	[2,3]	(0.21)	0.07	(0.28)	(0.12)	—	(0.40)	11.41	0.62	0.11	[4]	0.11	[4]	2.38	[2]	823	10
12-31-2010	10.79	0.25	[2,3]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.74	11.75	0.11	[4]	0.11	[4]	2.19	[2]	832	30
12-31-2009	8.59	0.38[2,3]		2.26	2.64	(0.36)	(0.08)	—	(0.44)	10.79	30.75	0.11[4]		0.11[4]		3.91[2]		774	34
SERIES II
12-31-2013	12.43	0.23	[2,3]	1.33	1.56	(0.25)	(0.11)	—	(0.36)	13.63	12.54	0.31	[4]	0.31	[4]	1.75	[2]	9,777	9
12-31-2012	11.36	0.20	[2,3]	1.13	1.33	(0.21)	(0.05)	—	(0.26)	12.43	11.70	0.31	[4]	0.31	[4]	1.62	[2]	9,828	32
12-31-2011	11.69	0.25	[2,3]	(0.20)	0.05	(0.26)	(0.12)	—	(0.38)	11.36	0.42	0.31	[4]	0.31	[4]	2.09	[2]	9,776	10
12-31-2010	10.75	0.22	[2,3]	1.01	1.23	(0.22)	(0.07)	—	(0.29)	11.69	11.49	0.31	[4]	0.31	[4]	1.99	[2]	10,775	30
12-31-2009	8.56	0.36[2,3]		2.25	2.61	(0.34)	(0.08)	—	(0.42)	10.75	30.48	0.31[4]		0.31[4]		3.71[2]		9,973	34
SERIES NAV
12-31-2013	12.50	0.28	[2,3]	1.33	1.61	(0.28)	(0.11)	—	(0.39)	13.72	12.90	0.06	[4]	0.06	[4]	2.07	[2]	1,344	9
12-31-2012	11.43	0.23	[2,3]	1.13	1.36	(0.24)	(0.05)	—	(0.29)	12.50	11.90	0.06	[4]	0.06	[4]	1.91	[2]	1,237	32
12-31-2011	11.76	0.28	[2,3]	(0.20)	0.08	(0.29)	(0.12)	—	(0.41)	11.43	0.67	0.06	[4]	0.06	[4]	2.39	[2]	1,168	10
12-31-2010	10.81	0.25	[2,3]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.76	11.78	0.06	[4]	0.06	[4]	2.20	[2]	1,254	30
12-31-2009	8.60	0.36	[2,3]	2.30	2.66	(0.37)	(0.08)	—	(0.45)	10.81	30.90	0.06	[4]	0.06	[4]	3.79	[2]	1,221	34
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 2. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.50% – 1.10%, 0.49% – 1.10%, 0.48% – 1.10%, 0.48% –1.10%, and 0.49% – 1.23% for the years ended 12-31-13,12-31-12, 12-31-11, 12-31-10, and 12-31-09, respectively.

Lifestyle Moderate Trust
SERIES I
12-31-2013	12.78	0.29	[2,3]	1.02	1.31	(0.30)	(0.11)	—	(0.41)	13.68	10.22	0.11	[4]	0.11	[4]	2.14	[2]	320	7
12-31-2012	11.84	0.26	[2,3]	1.00	1.26	(0.27)	(0.05)	—	(0.32)	12.78	10.67	0.11	[4]	0.11	[4]	2.07	[2]	315	26
12-31-2011	12.01	0.32	[2,3]	(0.04)	0.28	(0.33)	(0.12)	—	(0.45)	11.84	2.33	0.11	[4]	0.11	[4]	2.65	[2]	301	12
12-31-2010	11.15	0.27	[2,3]	0.91	1.18	(0.27)	(0.05)	—	(0.32)	12.01	10.55	0.11	[4]	0.11	[4]	2.31	[2]	307	29
12-31-2009	9.15	0.43[2,3]		2.07	2.50	(0.42)	(0.08)	—	(0.50)	11.15	27.26	0.12[4]		0.12[4]		4.24[2]		278	31
SERIES II
12-31-2013	12.73	0.25	[2,3]	1.02	1.27	(0.27)	(0.11)	—	(0.38)	13.62	9.97	0.31	[4]	0.31	[4]	1.89	[2]	3,037	7
12-31-2012	11.79	0.23	[2,3]	1.00	1.23	(0.24)	(0.05)	—	(0.29)	12.73	10.50	0.31	[4]	0.31	[4]	1.86	[2]	3,157	26
12-31-2011	11.96	0.29	[2,3]	(0.03)	0.26	(0.31)	(0.12)	—	(0.43)	11.79	2.13	0.31	[4]	0.31	[4]	2.42	[2]	3,116	12
12-31-2010	11.10	0.24	[2,3]	0.91	1.15	(0.24)	(0.05)	—	(0.29)	11.96	10.39	0.31	[4]	0.31	[4]	2.10	[2]	3,272	29
12-31-2009	9.12	0.42[2,3]		2.03	2.45	(0.39)	(0.08)	—	(0.47)	11.10	26.86	0.32[4]		0.32[4]		4.18[2]		2,925	31
SERIES NAV
12-31-2013	12.79	0.30	[2,3]	1.02	1.32	(0.31)	(0.11)	—	(0.42)	13.69	10.27	0.06	[4]	0.06	[4]	2.23	[2]	102	7
12-31-2012	11.85	0.28	[2,3]	0.98	1.26	(0.27)	(0.05)	—	(0.32)	12.79	10.71	0.06	[4]	0.06	[4]	2.23	[2]	91	26
12-31-2011	12.02	0.38	[2,3]	(0.09)	0.29	(0.34)	(0.12)	—	(0.46)	11.85	2.38	0.06	[4]	0.06	[4]	3.07	[2]	75	12
12-31-2010	11.15	0.29	[2,3]	0.90	1.19	(0.27)	(0.05)	—	(0.32)	12.02	10.69	0.06	[4]	0.06	[4]	2.51	[2]	53	29
12-31-2009	9.16	0.50	[2,3]	1.99	2.49	(0.42)	(0.08)	—	(0.50)	11.15	27.19	0.07	[4]	0.07	[4]	4.84	[2]	37	31
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 2. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.50% – 1.10%, 0.49% – 1.10%, 0.48% – 1.10%, 0.49% – 1.23%, and 0.34% – 1.17% for the years ended 12-31-13, 12-31-12, 12-31-11, 12-31-10, and 12-31-09, respectively.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[1]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
SERIES I
12-31-2013	12.96	0.29	[2,3]	0.21	0.50	(0.35)	(0.53)	—	(0.88)	12.58	3.88	0.11	[4]	0.11	[4]	2.24	[2]	218	5
12-31-2012	12.56	0.33	[2,3]	0.73	1.06	(0.32)	(0.34)	—	(0.66)	12.96	8.52	0.11	[4]	0.11	[4]	2.51	[2]	274	22
12-31-2011	12.57	0.42	[2,3]	0.11	0.53	(0.41)	(0.13)	—	(0.54)	12.56	4.23	0.11	[4]	0.11	[4]	3.27	[2]	252	17
12-31-2010	11.83	0.29	[2,3]	0.79	1.08	(0.30)	(0.04)	—	(0.34)	12.57	9.12	0.11	[4]	0.11	[4]	2.36	[2]	247	34
12-31-2009	10.26	0.51[2,3]		1.71	2.22	(0.49)	(0.16)	—	(0.65)	11.83	21.71	0.12[4]		0.12[4]		4.58[2]		229	37
SERIES II
12-31-2013	12.89	0.26	[2,3]	0.22	0.48	(0.33)	(0.53)	—	(0.86)	12.51	3.69	0.31	[4]	0.31	[4]	1.99	[2]	2,014	5
12-31-2012	12.50	0.30	[2,3]	0.73	1.03	(0.30)	(0.34)	—	(0.64)	12.89	8.27	0.31	[4]	0.31	[4]	2.29	[2]	2,613	22
12-31-2011	12.51	0.39	[2,3]	0.12	0.51	(0.39)	(0.13)	—	(0.52)	12.50	4.04	0.31	[4]	0.31	[4]	3.05	[2]	2,525	17
12-31-2010	11.78	0.27	[2,3]	0.77	1.04	(0.27)	(0.04)	—	(0.31)	12.51	8.87	0.31	[4]	0.31	[4]	2.20	[2]	2,572	34
12-31-2009	10.22	0.52[2,3]		1.67	2.19	(0.47)	(0.16)	—	(0.63)	11.78	21.44	0.32[4]		0.32[4]		4.65[2]		2,266	37
SERIES NAV
12-31-2013	12.98	0.33	[2,3]	0.19	0.52	(0.36)	(0.53)	—	(0.89)	12.61	4.00	0.06	[4]	0.06	[4]	2.50	[2]	48	5
12-31-2012	12.58	0.36	[2,3]	0.71	1.07	(0.33)	(0.34)	—	(0.67)	12.98	8.55	0.06	[4]	0.06	[4]	2.77	[2]	50	22
12-31-2011	12.59	0.46	[2,3]	0.08	0.54	(0.42)	(0.13)	—	(0.55)	12.58	4.27	0.06	[4]	0.06	[4]	3.57	[2]	34	17
12-31-2010	11.84	0.33	[2,3]	0.76	1.09	(0.30)	(0.04)	—	(0.34)	12.59	9.25	0.06	[4]	0.06	[4]	2.67	[2]	30	34
12-31-2009	10.28	0.56	[2,3]	1.66	2.22	(0.50)	(0.16)	—	(0.66)	11.84	21.63	0.07	[4]	0.07	[4]	4.99	[2]	20	37
1. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 2. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Based on the average daily shares outstanding. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.50% – 1.10%, 0.49% – 1.10%, 0.48% – 1.10%, 0.48% – 1.02%, and 0.49% – 0.99% for the years ended 12-31-13,12-31-12, 12-31-11, 12-31-10, and 12-31-09, respectively.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The trust is a series company with multiple investment series, five of which (collectively, Lifestyle Portfolios or the portfolios, and individually the portfolio) are presented in this report. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

The portfolios may offer multiple classes of shares. The shares currently offered by the trust are detailed in the Statements of assets and liabilities. Series I, Series II, and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor). The portfolios operate as “funds of funds” that invest primarily in shares of underlying funds of the Trust or affiliates of the Trust. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the portfolios use the following valuation techniques: Equity securities held by the portfolios are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last available bid price. Investments by the portfolios in underlying affiliated funds are valued at their respective net asset values each business day. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolio’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2013, all investments in Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, and Lifestyle Conservative Trust are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the portfolios and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. Prior to March 27, 2013, the portfolios participated in a $200 million unsecured line of credit, also with Citibank N.A., with terms otherwise similar to the existing agreement. Commitment fees for the year ended December 31, 2013 were as follows:

Portfolio	Commitment Fee
Lifestyle Aggressive	$690
Lifestyle Growth	4,293
Lifestyle Balanced	4,123
Lifestyle Moderate	1,608
Lifestyle Conservative	1,316

For the year ended December 31, 2013, the portfolios had no borrowings under either line of credit.

20

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Expenses.  Within the John Hancock funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2013:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31,
Portfolio	2017	2018
Lifestyle Aggressive	$32,341,780	$22,833,335
Lifestyle Growth	788,936,622	192,694,144
Lifestyle Balanced	—	109,487,258
Lifestyle Moderate	—	—
Lifestyle Conservative	—	—

As of December 31, 2013, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2013, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Urealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Lifestyle Aggressive	$417,325,107	$97,640,204	($7,595,577)	$90,044,627
Lifestyle Growth	12,867,086,544	2,884,685,032	(137,379,708)	2,747,305,324
Lifestyle Balanced	10,420,150,995	1,702,302,378	(137,914,692)	1,564,387,686
Lifestyle Moderate	3,099,623,112	410,595,523	(51,477,404)	359,118,119
Lifestyle Conservative	2,219,901,282	111,051,302	(50,895,375)	60,155,927

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2013 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$11,244,681	—	—	$11,244,681
Lifestyle Growth	341,254,245	—	—	341,254,245
Lifestyle Balanced	311,230,676	—	—	311,230,676
Lifestyle Moderate	94,575,164	—	—	94,575,164
Lifestyle Conservative	76,053,596	$77,796,451	—	153,850,047

The tax character of distributions for the year ended December 31, 2012 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$5,514,125	—	—	$5,514,125
Lifestyle Growth	231,311,939	—	—	231,311,939
Lifestyle Balanced	247,240,316	—	—	247,240,316
Lifestyle Moderate	82,155,059	—	—	82,155,059
Lifestyle Conservative	78,018,063	$62,332,995	—	140,351,058

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Under the Regulated Investment Company Modernization Act of 2010, net capital losses that are a result of security transactions occurring after October 31, 2013 (post-October deferral), may be treated as occurring on January 1, 2014, the first day of the portfolio’s next taxable year. As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Lifestyle Aggressive	$1,756	—	$55,175,115	—
Lifestyle Growth	106,133	—	981,630,766	—
Lifestyle Balanced	79,642	—	109,487,258	—
Lifestyle Moderate	25,117	$144,309,529	—	—
Lifestyle Conservative	3,846,554	106,430,469	—	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the portfolio’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

3. GUARANTEES AND INDEMNIFICATIONS   Under the trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the trust enters into contracts with service providers that contain general indemnification clauses. The portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

4. FEES AND TRANSACTIONS WITH AFFILIATES   John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.

Management fee.  The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent, on an annual basis, as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of John Hancock Funds II (JHF II) and net assets of similar funds of John Hancock Variable Insurance Trust (JHVIT). The portfolios are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC. The Advisor has subadvisory agreements with John Hancock Asset Management, a division of Manulife Asset management (North America) Limited and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, which are indirect owned subsidiaries of MFC and affiliates of the Advisor. In addition, the Advisor has a subadvisory agreement with QS Investors, LLC. The portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any funds of the Trust, JHF II and John Hancock Funds III (JHFIII) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock Total Bond Market Trust B and John Hancock International Equity Index Trust B.

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor. The fees on Affiliated Fund Assets and Other Assets are stated as an annual percentage of the current value of the aggregate net assets of the portfolios and similar funds of JHFII and JHVIT. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each portfolio.

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated Fund Assets	0.05%	0.04%
Other Assets	0.50%	0.49%

Expense reimbursements.  The Advisor has contractually agreed to reimburse certain other expenses for the portfolios so that they do not exceed 0.00% of average daily net assets of the portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2017, and may terminate at any time thereafter. Prior to December 1, 2013, the Advisor voluntarily agreed to reimburse certain expenses so that they did not exceed 0.10% of average daily net assets of the portfolios.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the portfolios so that the aggregate advisory fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of average daily net assets and 0.49% of the portfolios’ average daily net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

For the year ended December 31, 2013, the waivers under these agreements amounted to:

Portfolio	Series I	Series II	Series NAV	Total
Lifestyle Aggressive Trust	$3,221	$4,996	$5,131	$13,348
Lifestyle Growth Trust	13,184	202,570	9,426	225,180
Lifestyle Balanced Trust	12,926	147,390	19,931	180,247
Lifestyle Moderate Trust	5,644	54,587	1,774	62,005
Lifestyle Conservative Trust	4,289	39,769	953	45,011

22

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Expense recapture.  The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the portfolios are below their expense limitation during this period.

The table below outlines the amounts recovered during the year ended December 31, 2013 and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

	AMOUNTS ELIGIBLE FOR RECOVERY THROUGH DECEMBER 1, 2016	AMOUNTS RECOVERED DURING THE PERIOD ENDED DECEMBER 31, 2013
Lifestyle Aggressive	$13,348	—
Lifestyle Growth	159,090	—
Lifestyle Balanced	116,334	—
Lifestyle Moderate	36,918	—
Lifestyle Conservative	23,253	—

The investment management fees incurred for the year ended December 31, 2013 were equivalent to an annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Lifestyle Aggressive	0.04%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2013 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios’ have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolio’s shares.

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, Series I and Series II shares are charged Rule 12b-1 fees of 0.05% and 0.25%, respectively.

Trustee expenses.  The trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its average daily net assets.

5. PORTFOLIO SHARE TRANSACTIONS   Transactions in portfolios shares for the years ended December 31, 2013 and 2012 were as follows:

Lifestyle Aggressive Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,643,184	$16,539,493	236,386	$1,994,317
Distributions reinvested	256,201	2,779,778	149,395	1,305,714
Repurchased	(1,438,425)	(14,347,532)	(3,617,746)	(30,427,424)
Net increase (decrease)	460,960	$4,971,739	(3,231,965)	($27,127,393)
Series II shares
Sold	399,258	$3,989,887	513,743	$4,323,420
Distributions reinvested	364,752	3,950,246	237,515	2,071,131
Repurchased	(3,421,978)	(33,927,290)	(4,506,024)	(37,948,689)
Net decrease	(2,657,968)	($25,987,157)	(3,754,766)	($31,554,138)
Series NAV shares
Sold	1,738,658	$17,363,312	3,023,215	$25,053,648
Distributions reinvested	415,715	4,514,657	244,540	2,137,280
Repurchased	(1,462,388)	(14,636,938)	(1,460,436)	(12,050,683)
Net increase	691,985	$7,241,031	1,807,319	$15,140,245
Total Net decrease	(1,505,023)	($13,774,387)	(5,179,412)	($43,541,286)

23

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Growth Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,225,970	$29,610,939	1,061,847	$12,496,185
Issued in reorganization (Note 8)	—	—	4,537,595	54,305,992
Distributions reinvested	1,510,661	21,421,174	1,194,645	14,526,886
Repurchased	(5,393,537)	(72,053,077)	(7,195,796)	(85,008,260)
Net decrease	(1,656,906)	($21,020,964)	(401,709)	($3,679,197)
Series II shares
Sold	3,954,805	$51,337,426	3,188,584	$38,315,292
Issued in reorganization (Note 8)	—	—	45,216,347	539,693,731
Distributions reinvested	21,493,249	303,914,547	17,082,747	207,213,716
Repurchased	(89,153,645)	(1,189,323,728)	(115,272,818)	(1,359,173,161)
Net decrease	(63,705,591)	($834,071,755)	(49,785,140)	($573,950,422)
Series NAV shares
Sold	4,694,883	$63,431,557	4,038,033	$47,740,746
Issued in reorganization (Note 8)	—	—	282,586	3,386,029
Distributions reinvested	1,121,813	15,918,524	786,469	9,571,337
Repurchased	(1,420,848)	(18,620,424)	(2,221,470)	(26,609,405)
Net increase	4,395,848	$60,729,657	2,885,618	$34,088,707
Total Net decrease	(60,966,649)	($794,363,062)	(47,301,231)	($543,540,912)

Lifestyle Balanced Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,213,664	$15,894,172	1,478,357	$17,973,263
Distributions reinvested	1,726,411	23,565,514	1,492,073	18,561,384
Repurchased	(6,753,105)	(89,582,565)	(8,253,133)	(100,830,143)
Net decrease	(3,813,030)	($50,122,879)	(5,282,703)	($64,295,496)
Series II shares
Sold	1,031,044	$13,488,213	3,545,384	$42,490,528
Distributions reinvested	18,428,797	250,447,355	16,201,231	200,733,251
Repurchased	(92,949,016)	(1,229,677,204)	(89,464,101)	(1,089,370,496)
Net decrease	(73,489,175)	($965,741,636)	(69,717,486)	($846,146,717)
Series NAV shares
Sold	1,731,343	$22,943,561	1,703,500	$20,934,779
Distributions reinvested	2,720,600	37,217,807	2,242,832	27,945,681
Repurchased	(5,385,694)	(71,418,590)	(7,194,952)	(87,375,398)
Net decrease	(933,751)	($11,257,222)	(3,248,620)	($38,494,938)
Total Net decrease	(78,235,956)	($1,027,121,737)	(78,248,809)	($948,937,151)

Lifestyle Moderate Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,268,533	$17,079,121	1,496,455	$18,903,881
Distributions reinvested	674,391	9,212,213	606,915	7,744,240
Repurchased	(3,180,235)	(42,665,053)	(2,936,624)	(36,956,462)
Net decrease	(1,237,311)	($16,373,719)	(833,254)	($10,308,341)
Series II shares
Sold	2,100,242	$27,655,417	4,328,689	$53,753,240
Distributions reinvested	6,062,742	82,392,876	5,681,881	72,159,891
Repurchased	(33,252,753)	(446,075,706)	(26,189,755)	(329,042,093)
Net decrease	(25,089,769)	($336,027,413)	(16,179,185)	($203,128,962)
Series NAV shares
Sold	1,079,435	$14,451,340	2,253,208	$28,685,590
Distributions reinvested	217,428	2,970,075	176,405	2,250,928
Repurchased	(992,830)	(13,422,059)	(1,642,902)	(20,686,129)
Net increase	304,033	$3,999,356	786,711	$10,250,389
Total Net decrease	(26,023,047)	($348,401,776)	(16,225,728)	($203,186,914)

Lifestyle Conservative Trust	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Series I shares
Sold	900,283	$11,857,308	2,984,576	$39,061,396
Distributions reinvested	1,179,332	15,087,131	1,033,327	13,425,325
Repurchased	(5,854,390)	(76,673,865)	(2,989,830)	(39,183,515)
Net increase (decrease)	(3,774,775)	($49,729,426)	1,028,073	$13,303,206
Series II shares
Sold	857,400	$11,146,330	11,632,562	$151,481,210
Distributions reinvested	10,646,232	135,398,921	9,645,850	124,625,192
Repurchased	(53,182,603)	(693,030,701)	(20,688,535)	(268,504,504)
Net increase (decrease)	(41,678,971)	($546,485,450)	589,877	$7,601,898
Series NAV shares
Sold	906,153	$11,914,605	1,262,318	$16,545,710
Distributions reinvested	262,445	3,363,995	176,841	2,300,541
Repurchased	(1,212,854)	(15,825,315)	(316,598)	(4,143,101)
Net increase (decrease)	(44,256)	($546,715)	1,122,561	$14,703,150
Total Net increase (decrease)	(45,498,002)	($596,761,591)	2,740,511	$35,608,254

24

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Affiliates of the trust owned 100% of shares of beneficial interest of Series NAV of the portfolios on December 31, 2013.

6. PURCHASE AND SALE OF SECURITIES   The following summarizes the purchases and sales for the year ended December 31, 2013.

PORTFOLIO	Purchases	Sales
Lifestyle Aggressive	$96,446,800	$98,986,098
Lifestyle Growth	1,708,838,012	2,343,960,808
Lifestyle Balanced	1,058,295,754	1,963,626,998
Lifestyle Moderate	240,239,440	563,119,974
Lifestyle Conservative	124,283,645	789,798,901

7. INVESTMENT IN AFFILIATED UNDERLYING FUNDS   The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investments may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2013, the following funds held 5% or more of an underlying funds’ net assets:

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Aggressive Trust
	Natural Resources Trust	10.18%
	International Small Company Trust	9.68%
Lifestyle Growth Trust
	Alpha Opportunities Trust	58.81%
	Small Company Growth Trust	56.82%
	Emerging Markets Value Trust	54.76%
	U.S. Equity Trust	51.84%
	International Growth Stock Trust	45.64%
	International Core Trust	42.50%
	Strategic Equity Allocation Trust	41.67%
	All Cap Core Trust	40.27%
	JHF Global Conservative Absolute Return	38.18%
	Fundamental Large Cap Value Trust	37.89%
	Fundamental Value Trust	34.13%
	Capital Appreciation Trust	33.98%
	International Value Trust	33.47%
	New Income Trust	31.31%
	Core Bond Trust	31.04%
	Small Company Value Trust	30.61%
	Equity-Income Trust	30.42%
	Small Cap Opportunities Trust	28.81%
	Total Return Trust	25.61%
	Blue Chip Growth Trust	23.65%
	Bond Trust	23.52%
	Mid Value Trust	21.43%
	Mid Cap Stock Trust	21.39%
	Global Bond Trust	20.61%
	Small Cap Growth Trust	19.44%
	JHF II International Growth Opportunities	18.60%
	Short Term Government Income Trust	12.70%
	JHF III Strategic Growth	12.47%
	Small Cap Value Trust	10.98%
Lifestyle Balanced Trust
	New Income Trust	41.14%
	Core Bond Trust	40.51%
	JHF Global Conservative Absolute Return	35.62%
	Emerging Markets Value Trust	34.50%
	Total Return Trust	33.56%
	Small Company Growth Trust	33.10%
	International Growth Stock Trust	31.10%
	Bond Trust Trust	30.59%
	Alpha Opportunities Trust	30.04%
Lifestyle Balanced Trust (continued)
	International Core Trust	28.96%
	All Cap Core Trust	28.77%
	Global Bond Trust	27.05%
	U.S. Equity Trust	22.77%
	Strategic Equity Allocation Trust	22.45%
	Fundamental Large Cap Value Trust	22.18%
	International Value Trust	21.44%
	Short Term Government Income Trust	19.39%
	Small Company Value Trust	18.60%
	Fundamental Value Trust	17.43%
	Capital Appreciation Trust	17.00%
	Mid Value Trust	16.15%
	Mid Cap Stock Trust	16.12%
	Equity-Income Trust	14.25%
	Blue Chip Growth Trust	12.67%
	JHF II International Growth Opportunities	12.23%
	Small Cap Growth Trust	11.73%
	Small Cap Value Trust	8.19%
	JHF III Strategic Growth	5.71%
Lifestyle Moderate Trust
	New Income Trust	14.43%
	Core Bond Trust	14.26%
	JHF Global Conservative Absolute Return	13.87%
	Total Return Trust	11.71%
	Bond Trust	11.13%
	Global Bond Trust	9.50%
	International Core Trust	9.44%
	International Growth Stock Trust	9.24%
	Small Company Growth Trust	7.77%
	International Value Trust	7.49%
	Alpha Opportunities Trust	6.57%
	Short Term Government Income Trust	6.35%
	Capital Appreciation Trust	5.98%
	Strategic Equity Allocation Trust	5.13%
Lifestyle Conservative Trust
	New Income Trust	13.11%
	Core Bond Trust	12.87%
	JHF Global Conservative Absolute Return	11.65%
	Total Return Trust	10.73%
	Bond Trust	9.50%
	Global Bond Trust	8.67%
	Short Term Government Income Trust	5.95%

25

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

Information regarding the portfolio’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolio’s from their investments in affiliated underlying funds is as follows:

					DIVIDENDS AND DISTRIBUTIONS
SECURITY	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Aggressive Trust
All Cap Core	641,391	30,666	(89,105)	582,952	$180,172	—	$745,364	$14,667,066
All Cap Value	1,964,584	1,639,721	(3,604,305)	—	239,034	$9,266,039	(3,495,111)	—
Alpha Opportunities	2,231,063	309,696	(302,568)	2,238,191	277,795	3,438,273	503,855	36,303,464
Blue Chip Growth	1,320,859	60,612	(243,196)	1,138,275	108,331	—	2,372,815	38,929,018
Capital Appreciation	2,303,605	117,471	(380,989)	2,040,087	73,371	—	1,588,773	32,212,970
Capital Appreciation Value	635,916	142,157	(91,670)	686,403	110,707	732,848	71,336	8,923,244
Emerging Markets Value	3,998,269	407,875	—	4,406,144	588,507	1,495,316	—	43,620,824
Equity-Income	1,684,165	106,228	(188,698)	1,601,695	579,704	—	1,211,336	31,649,490
Fundamental Large Cap Value	1,351,660	1,334,456	(183,415)	2,502,701	239,023	—	1,203,983	39,893,060
Fundamental Value	1,663,197	74,209	(198,585)	1,538,821	383,563	—	782,440	31,022,640
Growth Equity Trust	1,293,390	55,092	(1,348,482)	—	109,467	—	5,297,617	—
Heritage Trust	343,982	26,667	(370,649)	—	1,104	247,605	589,740	—
International Core	1,860,708	55,284	(8,170)	1,907,822	580,550	—	(19,170)	22,264,283
International Growth Opportunities	579,761	13,211	(4,415)	588,557	66,255	91,875	17,810	8,298,659
International Growth Stock	916,395	10,648	(3,177)	923,866	174,895	—	13,689	15,576,376
International Small Company	884,045	15,357	—	899,402	188,805	—	—	11,332,460
International Value	1,628,102	28,048	(6,290)	1,649,860	399,181	—	(12,939)	24,219,940
Mid Cap Stock	670,931	276,327	(101,393)	845,865	10,813	295,218	851,637	17,923,871
Mid Cap Value Equity	189,446	19,369	(208,815)	—	7,409	177,800	481,456	—
Mid Value	693,051	195,931	(65,760)	823,222	113,572	707,991	258,696	11,475,715
Mutual Shares	916,541	70,283	(110,089)	876,735	162,747	—	404,272	12,046,344
Natural Resources	1,343,904	414,410	(190,857)	1,567,457	97,752	—	769,936	15,925,363
Real Estate Securities	602,453	215,910	(96,406)	721,957	197,743	—	373,382	9,934,122
Small Cap Growth	340,212	146,200	(74,325)	412,087	—	154,719	371,244	5,311,806
Small Cap Opportunities	249,859	15,942	(52,343)	213,458	39,247	—	649,262	6,553,167
Small Cap Value	163,802	23,719	(34,307)	153,214	21,835	198,600	353,640	3,989,684
Small Company Growth	115,445	46,103	(18,656)	142,892	5,101	—	186,410	3,660,896
Small Company Value	195,735	21,250	(38,562)	178,423	70,552	—	448,323	4,499,821
Smaller Company Growth	121,546	9,197	(130,743)	—	—	154,156	1,152,374	—
Strategic Growth	—	1,368,233	(1,703)	1,366,530	76,559	712,257	1,582	21,181,219
U.S. Equity	1,763,204	197,821	(247,895)	1,713,130	482,061	—	1,651,094	30,356,655
Value	205,797	44,723	(34,564)	215,956	43,746	—	299,943	5,597,577
					$5,629,601	$17,672,697	$19,124,789	$507,369,734
Lifestyle Growth Trust
All Cap Core	7,335,019	77,920	(1,339,271)	6,073,668	$1,900,739	—	$4,997,090	$152,813,494
All Cap Value	27,235,787	13,568,308	(40,804,095)	—	1,999,395	$77,505,612	(1,837,628)	—
Alpha Opportunities	36,261,703	3,627,774	(6,690,517)	33,198,960	4,168,255	51,603,180	36,943,960	538,487,135
Blue Chip Growth	17,195,705	40,274	(3,708,768)	13,527,211	1,294,818	—	38,796,415	462,630,632
Bond Trust	123,101,106	22,781,672	—	145,882,778	56,143,409	14,157,645	—	1,938,782,116
Capital Appreciation	30,190,838	59,743	(5,877,215)	24,373,366	885,389	—	23,526,792	384,855,448
Core Bond	34,780,381	6,703,268	(248,652)	41,234,997	11,401,391	19,951,875	321,619	527,807,958
Emerging Markets Value	57,094,681	2,764,000	—	59,858,681	7,995,028	20,314,287	—	592,600,939
Equity-Income	37,575,119	616,636	(5,560,509)	32,631,246	11,925,008	—	37,361,509	644,793,426
Fundamental Large Cap Value	18,731,691	10,581,823	(3,270,610)	26,042,904	3,059,830	—	13,559,976	415,123,882
Fundamental Value	31,644,828	348,047	(5,261,882)	26,730,993	6,769,838	—	13,008,340	538,896,822
Global Bond	12,609,963	2,123,438	(16,159)	14,717,242	918,291	—	(7,271)	181,463,597
Global Conservative Absolute Return	—	3,804,777	—	3,804,777	—	—	—	38,276,053
Growth Equity	21,710,828	77,878	(21,788,706)	—	1,206,334	—	128,302,020	—
Heritage Trust	6,171,105	375,534	(6,546,639)	—	21,145	4,744,384	6,104,922	—
International Core	31,516,493	856,432	(745,343)	31,627,582	9,833,298	—	(2,725,905)	369,093,879
International Growth Opportunities	10,441,733	206,226	(267,194)	10,380,765	1,193,281	1,654,701	1,066,367	146,368,789
International Growth Stock	15,808,382	183,682	(384,382)	15,607,682	3,017,056	—	1,626,547	263,145,524
International Value	29,196,657	498,854	(720,694)	28,974,817	7,158,484	—	(2,206,566)	425,350,316
Mid Cap Stock	9,076,217	1,162,316	(725,457)	9,513,076	123,942	3,383,779	1,649,288	201,582,077
Mid Cap Value Equity	6,410,388	539,769	(6,950,157)	—	267,114	6,409,831	13,852,536	—
Mid Value	12,479,799	3,311,838	(965,227)	14,826,410	2,084,430	12,994,031	7,441,141	206,680,159
New Income	58,138,334	9,889,445	(461,251)	67,566,528	27,512,366	11,287,695	1,093,720	871,608,205
Short Term Government Income	6,440,163	687,867	(2,840,659)	4,287,371	1,091,390	—	(221,645)	53,592,138
Small Cap Growth	6,887,730	2,523,082	(862,568)	8,548,244	—	3,361,520	3,786,269	110,186,866
Small Cap Opportunities	3,259,209	18,522	(330,604)	2,947,127	534,550	—	1,069,888	90,476,793
Small Cap Value	3,460,475	190,683	(299,440)	3,351,718	479,102	4,350,940	4,683,558	87,278,734
Small Company Growth	3,131,749	685,442	(314,132)	3,503,059	144,472	—	1,857,026	89,748,383
Small Company Value	5,527,701	83,472	(498,475)	5,112,698	2,014,183	—	1,730,287	128,942,248
Smaller Company Growth Trust	3,296,771	209,522	(3,506,293)	—	—	4,534,046	36,878,695	—
Strategic Equity Allocation	304,270,291	17,557,688	(45,810,164)	276,017,815	70,927,657	10,687,831	125,008,222	4,650,900,175
Strategic Growth	—	12,009,226	(213,678)	11,795,548	671,976	6,251,604	186,715	182,830,989
Total Return	51,573,870	9,157,728	(121,872)	60,609,726	26,233,743	18,894,638	184,757	821,261,793
U.S. Equity	31,875,912	459,733	(4,202,293)	28,133,352	7,979,827	—	8,471,576	498,522,991
					$270,955,741	$272,087,599	$506,510,220	$15,614,101,561

26

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
SECURITY	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Balanced Trust
All Cap Core	6,102,187	56,310	(1,819,042)	4,339,455	$1,373,380	—	$13,731,081	$109,180,676
All Cap Value	17,248,874	8,724,681	(25,973,555)	—	1,285,649	$49,837,586	(3,432,227)	—
Alpha Opportunities	21,622,373	1,910,495	(6,573,128)	16,959,740	2,161,284	27,208,829	32,029,445	275,086,978
Blue Chip Growth	10,729,155	22,153	(3,501,595)	7,249,713	712,229	—	42,168,493	247,940,193
Bond Trust	177,139,997	12,638,079	—	189,778,076	75,187,326	18,959,936	—	2,522,150,627
Capital Appreciation	17,581,563	30,671	(5,415,715)	12,196,519	454,550	—	40,400,562	192,583,043
Core Bond	50,040,918	4,570,862	(790,169)	53,821,611	15,414,254	26,974,190	607,474	688,916,619
Emerging Markets Value	35,969,864	1,741,331	—	37,711,195	5,036,898	12,798,078	—	373,340,827
Equity-Income	20,542,651	290,606	(5,544,979)	15,288,278	5,619,906	—	39,293,351	302,096,375
Fundamental Large Cap Value	11,865,386	6,785,154	(3,403,125)	15,247,415	1,670,446	—	19,616,458	243,043,802
Fundamental Value	18,899,641	179,962	(5,424,153)	13,655,450	3,499,941	—	51,102,548	275,293,868
Global Bond	18,343,755	1,250,609	(284,143)	19,310,221	1,244,864	—	(1,016,614)	238,095,020
Global Conservative Absolute Return	—	3,586,239	(36,757)	3,549,482	—	—	(3,137)	35,707,793
Growth Equity	11,292,622	37,466	(11,330,088)	—	580,346	—	71,934,008	—
Heritage Trust	5,227,039	308,636	(5,535,675)	—	17,378	3,899,207	16,064,446	—
International Core	21,204,190	576,204	(229,444)	21,550,950	6,615,810	—	(540,939)	251,499,590
International Growth Opportunities	6,778,424	133,875	(90,286)	6,822,013	774,638	1,074,177	362,044	96,190,387
International Growth Stock	10,640,711	123,637	(129,817)	10,634,531	2,030,798	—	546,277	179,298,199
International Value	18,477,476	315,705	(230,036)	18,563,145	4,530,338	—	(481,230)	272,506,976
Mid Cap Stock	5,717,592	1,987,902	(533,963)	7,171,531	92,304	2,520,018	2,348,844	151,964,746
Mid Cap Value Equity	5,381,464	443,420	(5,824,884)	—	219,434	5,265,667	24,167,896	—
Mid Value	7,865,304	4,002,650	(692,605)	11,175,349	1,552,857	9,680,286	5,112,848	155,784,365
New Income	83,805,400	6,298,493	(1,327,068)	88,776,825	37,419,729	15,352,460	254,347	1,145,221,038
Short Term Government Income	9,146,688	356,584	(2,959,799)	6,543,473	1,722,174	—	(215,671)	81,793,412
Small Cap Growth	4,509,932	1,239,250	(589,388)	5,159,794	—	2,147,196	3,487,817	66,509,750
Small Cap Value	2,617,128	140,940	(256,807)	2,501,261	354,120	3,215,926	3,761,876	65,132,834
Small Company Growth	1,967,625	279,625	(206,588)	2,040,662	89,046	—	1,591,162	52,281,750
Small Company Value	3,397,844	50,272	(342,155)	3,105,961	1,213,056	—	3,285,563	78,332,336
Smaller Company Growth	2,416,868	150,536	(2,567,404)	—	—	3,257,592	25,793,767	—
Strategic Equity Allocation	181,016,333	9,891,793	(42,207,893)	148,700,233	37,855,481	5,758,561	113,879,686	2,505,598,927
Strategic Growth	—	5,438,782	(38,371)	5,400,411	304,327	2,831,249	32,674	83,706,368
Total Return	74,690,861	5,895,186	(1,150,134)	79,435,913	35,702,053	25,714,110	175,759	1,076,356,616
U.S. Equity	16,434,588	203,981	(4,283,853)	12,354,716	3,540,143	—	33,346,124	218,925,566
					$248,274,759	$216,495,068	$539,404,732	$11,984,538,681
Lifestyle Moderate Trust
All Cap Value	4,037,873	1,444,643	(5,482,516)	—	$212,879	$8,252,169	$3,357,980	—
Alpha Opportunities	5,191,473	426,093	(1,911,238)	3,706,328	478,910	6,071,362	3,989,829	$60,116,640
Blue Chip Growth	3,935,618	7,552	(1,520,264)	2,422,906	242,804	—	23,235,212	82,863,385
Bond Trust	65,560,277	3,852,478	(365,005)	69,047,750	27,355,718	6,898,273	273,000	917,644,593
Capital Appreciation	6,784,209	10,979	(2,502,205)	4,292,983	162,704	—	18,787,164	67,786,203
Core Bond	18,521,332	1,603,462	(1,178,695)	18,946,099	5,510,705	9,694,498	830,278	242,510,061
Equity-Income	6,837,871	89,001	(2,294,165)	4,632,707	1,721,129	—	20,034,880	91,542,282
Fundamental Large Cap Value	2,778,110	1,128,844	(975,346)	2,931,608	359,489	—	4,552,689	46,729,836
Fundamental Value	4,542,539	39,859	(1,598,170)	2,984,228	775,143	—	6,205,862	60,162,045
Global Bond	6,717,950	453,386	(390,920)	6,780,416	444,680	—	(988,790)	83,602,527
Global Conservative Absolute Return	—	1,436,723	(54,429)	1,382,294	—	—	(1,448)	13,905,881
International Core	6,956,574	189,038	(121,978)	7,023,634	2,170,485	—	(43,414)	81,965,809
International Growth Opportunities	2,064,045	40,765	(41,502)	2,063,308	235,879	327,089	165,576	29,092,641
International Growth Stock	3,182,534	36,979	(60,093)	3,159,420	607,392	—	252,791	53,267,822
International Value	6,495,743	110,986	(124,880)	6,481,849	1,592,637	—	257,610	95,153,542
Mid Cap Stock	2,043,709	26,247	(661,413)	1,408,543	18,251	498,284	7,765,658	29,847,024
Mid Value	2,814,785	165,051	(784,363)	2,195,473	306,677	1,911,781	6,149,654	30,604,899
New Income	30,900,003	2,165,762	(1,924,813)	31,140,952	13,345,681	5,498,245	864,492	401,718,278
Short Term Government Income	3,313,443	141,938	(1,313,095)	2,142,286	575,086	—	(86,489)	26,778,570
Small Cap Growth	1,151,457	255,008	(160,648)	1,245,817	—	547,632	956,129	16,058,579
Small Cap Value	692,991	41,101	(73,602)	660,490	93,767	851,543	1,106,618	17,199,147
Small Company Growth	488,411	46,424	(55,807)	479,028	22,074	—	662,513	12,272,694
Small Company Value	828,091	26,796	(90,290)	764,597	299,475	—	890,128	19,283,125
Smaller Company Growth Trust	617,065	38,173	(655,238)	—	—	826,062	6,326,448	—
Strategic Equity Allocation	43,177,481	2,269,495	(11,446,058)	34,000,918	8,649,228	1,322,343	32,045,306	572,915,475
Total Return	27,321,466	2,111,043	(1,704,650)	27,727,859	12,667,968	9,149,008	178,842	375,712,493
U.S. Equity	2,460,954	28,159	(795,677)	1,693,436	488,668	—	6,163,013	30,007,680
					$78,337,429	$51,848,289	$143,931,531	$3,458,741,231

27

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
SECURITY	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAINS DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Conservative Trust
Blue Chip Growth	2,860,615	36,755	(1,791,253)	1,106,117	$117,018	—	$18,599,513	$37,829,217
Bond Trust	71,852,194	2,335,099	(15,261,666)	58,925,627	24,117,884	$6,204,268	11,796,168	783,121,576
Core Bond	20,181,872	1,109,498	(4,192,646)	17,098,724	5,032,195	8,969,106	2,820,083	218,863,672
Equity-Income	4,387,901	71,872	(2,593,220)	1,866,553	712,451	—	14,045,113	36,883,088
Fundamental Value	2,837,448	38,951	(1,709,004)	1,167,395	315,171	—	9,026,282	23,534,684
Global Bond	7,466,048	194,665	(1,470,256)	6,190,457	417,158	—	(2,095,153)	76,328,331
Global Conservative Absolute Return	—	1,317,679	(156,911)	1,160,768	—	—	(5,170)	11,677,328
International Core	3,640,473	98,926	(145,395)	3,594,004	1,135,845	—	524,135	41,942,031
International Growth Opportunities	516,734	10,124	(21,738)	505,120	58,575	81,225	85,831	7,122,189
International Growth Stock	716,817	8,328	(29,297)	695,848	136,806	—	81,774	11,732,005
International Value	3,139,938	53,649	(129,949)	3,063,638	769,855	—	255,200	44,974,205
Mid Cap Stock	852,996	46,843	(370,066)	529,773	7,020	191,663	1,686,020	11,225,883
Mid Value	1,174,825	95,841	(445,413)	825,253	117,905	734,999	829,997	11,504,022
New Income	33,904,182	1,379,263	(7,006,485)	28,276,960	12,291,880	5,125,349	7,477,996	364,772,787
Short Term Government Income	3,640,682	57,583	(1,692,015)	2,006,250	546,799	—	152,539	25,078,129
Small Cap Growth	1,281,576	110,355	(682,159)	709,772	—	581,558	1,174,554	9,148,957
Small Cap Value	650,786	60,602	(130,500)	580,888	84,052	763,313	486,365	15,126,317
Strategic Equity Allocation	18,021,259	665,192	(7,687,523)	10,998,928	2,896,635	446,994	19,987,856	185,331,934
Total Return	30,184,268	1,665,104	(6,443,149)	25,406,223	11,839,434	8,595,223	3,340,036	344,254,317
U.S. Equity	2,575,083	20,639	(1,489,258)	1,106,464	328,690	—	8,491,215	19,606,537
					$60,925,373	$31,693,698	$98,760,354	$2,280,057,209

8.  REORGANIZATIONS On April 17, 2012, the shareholders of Balanced Trust, Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust (the Acquired Portfolios) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Lifestyle Growth Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to the Acquired Portfolios’ shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to eliminate a smaller Acquired Fund in favor of a larger Acquiring Fund that has the potential to achieve a better long-term performance record and potential opportunities for economies of scale than the Acquired Fund. Each Acquired Fund and the Acquiring Fund had similar investment objectives and principal investment strategies. As a result of the reorganization, the Acquiring Portfolio was the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 27, 2012. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIOS	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIOS	APPRECIATION OF THE ACQUIRED PORTFOLIOS’ INVESTMENT	SHARES REDEEMED BY THE ACQUIRED PORTFOLIOS	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Growth Trust	Balanced Trust	$4,218,857	$60,322	358,260	352,219	$14,062,512,334	$14,066,731,191
Lifestyle Growth Trust	Core Allocation Trust	$132,471,252	$2,092,708	8,542,179	11,095,203	$14,066,731,191	$14,199,202,443
Lifestyle Growth Trust	Core Balanced Trust	$249,418,553	($10,317,465)	16,880,727	20,888,807	$14,199,202,443	$14,448,620,996
Lifestyle Growth Trust	Core Disciplined Diversification Trust	$211,277,090	$4,509,963	13,011,534	17,700,299	$14,448,620,996	$14,659,898,086

Because the combined Portfolios have been managed as a single integrated Portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations at December 31, 2013. See Note 5 for capital shares issued in connection with the above referenced reorganizations.

28

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, and Lifestyle Conservative Trust, each a portfolio of John Hancock Variable Insurance Trust (the “Trust”), at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2014

29

John Hancock Variable Insurance Trust

Evaluation of the John Hancock Asset Management a division of Manulife Asset Management (US) LLC subadvisory agreement by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the “Board”) of John Hancock Variable Insurance Trust (the “Trust”) of the amendment to the Sub-Advisory Agreement (the “Sub-Advisory Agreement Amendment”) between John Hancock Investment Management Services, LLC (the “Advisor”) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadvisor”) to increase the subadvisory fee for the following funds:

    Lifestyle Aggressive Trust
    Lifestyle Balanced Trust
    Lifestyle Conservative Trust
    Lifestyle Growth Trust
    Lifestyle Moderate Trust
        (collectively, the “Lifestyle Trusts”)

At in-person meetings held on September 25-27, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the Sub-Advisory Agreement Amendment.

In considering the approval of the Sub-Advisory Agreement Amendment, the Board took into account its recent consideration of the factors considered in connection with the annual evaluation of the advisory and sub-advisory agreements conducted at an in-person meeting held on May 15-17, 2013, as well as information presented at other meetings. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Board also considered other factors it considered relevant in its evaluation of the Sub-Advisory Agreement Amendment, including the new managed volatility strategy for the Lifestyle Trusts that would be implemented by John Hancock Asset Management and the potential benefits that the Lifestyle Trusts and their shareholders may realize from this strategy. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board noted the affiliation of the Advisor with the Subadvisor, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The factors considered by the Board with respect to each Lifestyle Trust were:

1.  the nature, extent and quality of the services to be provided by the Subadvisor to each Lifestyle Trust;

2.  the investment performance of each Lifestyle Trust and Subadvisor;

3.  the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders; and

4.  comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considered, the Board reviewed:

1.  information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2.  the performance of the Lifestyle Trusts and the performance of other John Hancock funds managed by the Subadvisor; and

3.  the subadvisory fee for each Lifestyle Trust, including any breakpoints determined by the aggregate net assets of all of the Lifestyle Trusts, Lifestyle Portfolios and Lifestyle PS Series.

The Board’s decision to approve the Sub-Advisory Agreement Amendment was based on a number of considerations, including the following:

1.  John Hancock Asset Management has demonstrated skill as a manager and is currently the subadvisor to the Lifestyle Trusts. The Board is generally satisfied with its skill and experience in managing the Lifestyle Trusts and determined that John Hancock Asset Management may be expected to continue to provide a high quality of investment management services and personnel to each of the Lifestyle Trusts.

2.  The quality and depth of the investment professionals who have principal investment responsibility for the Lifestyle Trusts and John Hancock Asset Management’s experience in managing other accounts that use a managed volatility strategy.

3.  The investment performance record of each Lifestyle Trust over the short and long term and that the Board is generally satisfied with the performance of each Lifestyle Trust.

4.  John Hancock Asset Management would be responsible for implementing the managed volatility strategy under the supervision of the Advisor, and that monitoring the new strategy would increase the complexity of administration and oversight, and would require additional resources.

5.  The contractual subadvisory fee rate the Advisor pays to John Hancock Asset Management as compared to other funds that have a similar investment objective and that such fees are reasonable.

6.  The Advisor, not the Lifestyle Trusts, would pay the proposed increase in the subadvisory fee and that there would not be any increase in advisory fees to the Lifestyle Trusts or their shareholders, so realizing economies of scale would not be relevant. However, the Board noted the proposed new subadvisory fee contains breakpoints and the Advisor has agreed to reimburse or waive certain expenses of each Lifestyle Trust for a period of three years following the implementation of the new investment objective and strategy. Because the Advisor, an affiliate of John Hancock Asset Management, would pay all of the increased subadvisory fee, the Board did not consider the expected profitability of John Hancock Asset Management to be a material factor.

In addition, the Board reviewed the subadvisory fees to be paid to John Hancock Asset Management with respect to the Lifestyle Trusts, each of which operates as a fund of funds and invests in underlying funds. The Board concluded, with respect to each such fund of funds, that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of the services provided pursuant to the advisory agreements for the underlying funds. The Board also concluded that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund of funds and those of its underlying funds. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that Sub-Advisory Agreement Amendment would be in the best interest of each of Lifestyle Trusts and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Sub-Advisory Agreement Amendment.

30

John Hancock Variable Insurance Trust

Special shareholder meeting (unaudited)

On December 4, 2013, a Special Meeting of the shareholders of Lifestyle Aggressive Trust was held at 601 Congress Street, Boston, Massachusetts 02210 at 10 a.m. Eastern Time for the purpose of considering and voting upon:

Proposal One:	Approval of changes to the investment objectives and investment strategies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.

PROPOSAL ONE PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
39,181,664.095	3,250,495.477	3,727,852.294

Proposal Two:	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, the subadvisor, and John Hancock Investment Management Services, LLC.

PROPOSAL TWO PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
38,779,806.797	3,744,671.301	3,635,533.768

On December 4, 2013, a Special Meeting of the shareholders of Lifestyle Growth Trust was held at 601 Congress Street, Boston, Massachusetts 02210 at 10 a.m. Eastern Time for the purpose of considering and voting upon:

Proposal One:	Approval of changes to the investment objectives and investment strategies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.

PROPOSAL ONE PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
927,376,160.076	103,566,169.401	66,986,106.473

Proposal Two:	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, the subadvisor, and John Hancock Investment Management Services, LLC.

PROPOSAL TWO PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
923,809,971.189	101,531,676.450	72,586,788.311

On December 4, 2013, a Special Meeting of the shareholders of Lifestyle Balanced Trust was held at 601 Congress Street, Boston, Massachusetts 02210 at 10 a.m. Eastern Time for the purpose of considering and voting upon:

Proposal One:	Approval of changes to the investment objectives and Investment strategies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.

PROPOSAL ONE PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
763,654,302.679	51,923,796.133	68,044,629.818

Proposal Two:	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, the subadvisor, and John Hancock Investment Management Services, LLC.

PROPOSAL TWO PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
758,987,248.010	52,550,563.272	72,084,917.348

31

John Hancock Variable Insurance Trust

Special shareholder meeting (unaudited)

On December 4, 2013, a Special Meeting of the shareholders of Lifestyle Moderate Trust was held at 601 Congress Street, Boston, Massachusetts 02210 at 10 a.m. Eastern Time for the purpose of considering and voting upon:

Proposal One:	Approval of changes to the investment objectives and Investment strategies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.

PROPOSAL ONE PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
225,183,644.493	12,642,420.688	19,579,294.241

Proposal Two:	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, the subadvisor, and John Hancock Investment Management Services, LLC.

PROPOSAL TWO PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
223,547,481.994	13,064,596.012	20,793,281.416

On December 4, 2013, a Special Meeting of the shareholders of Lifestyle Conservative Trust was held at 601 Congress Street, Boston, Massachusetts 02210 at 10 a.m. Eastern Time for the purpose of considering and voting upon:

Proposal One:	Approval of changes to the investment objectives and Investment strategies of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.

PROPOSAL ONE PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
158,710,271.519	12,005,457.294	14,855,931.038

Proposal Two:	Approval of an amendment to the subadvisory agreement between John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, the subadvisor, and John Hancock Investment Management Services, LLC.

PROPOSAL TWO PASSED ON December 4, 2013.

FOR	AGAINST	ABSTAIN
157,200,119.038	12,364,047.669	16,007,493.144

32

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers of John Hancock Variable Insurance Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).

Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) 1997-2000).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).

Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

33

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

James M. Oates Born: 1946	Chairperson (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Vice Chairperson/Trustee (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).

Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

34

John Hancock Variable Insurance Trust

Trustees and officers information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
Craig Bromley[3] Born: 1966	Trustee (since 2012)
President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005-2012, including prior positions).

Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Warren A. Thomson[3] Born: 1955	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Messrs. Bromley and Thomson are “interested persons” (as defined in the 1940 Act) due to their positions with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).

President (since 2012) and former Trustee (2010-2012), John Hancock retail funds; President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew Arnott Born: 1971	Executive Vice President (since 2007, including prior positions)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005).

35

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

36

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

37

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

PRSRT STD
U.S. POSTAGE
PAID
HOLLISTON, MA
PERMIT NO. 20

Management of the trust

Trustees
James M. Oates, Chairperson
Steven R. Pruchansky,*** Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey***
Theron S. Hoffman*
Deborah C. Jackson**
Hassell H. McClellan**
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Contracts, Legal & Risk Committee
† Non-Independent Trustee

Officers
Hugh McHaffie, President
Andrew G. Arnott, Executive Vice President
Thomas M. Kinzler, Secretary and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment Advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTLA 12/13
2/14

1115018: 0214

American Funds Insurance Series®

Annual report for the year ended December 31, 2013

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for several variable annuities and insurance products. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investing for short periods makes losses more likely. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Special feature

Introducing our managed risk funds

Contents

Letter to investors

Fund reviews

Investment portfolios

Global Growth FundSM

Global Small Capitalization FundSM

Growth FundSM

International FundSM

New World Fund®

Blue Chip Income and Growth FundSM

Global Growth and Income FundSM

Growth-Income FundSM

International Growth and Income FundSM

Asset Allocation FundSM

Global Balanced FundSM

Bond FundSM

Global Bond FundSM

High-Income Bond FundSM

Mortgage FundSM

U.S. Government/AAA-Rated Securities FundSM

Cash Management FundSM

Managed Risk Growth FundSM

Managed Risk International FundSM

Managed Risk Blue Chip Income and Growth FundSM

Managed Risk Growth-Income FundSM

Managed Risk Asset Allocation FundSM

Financial statements

Fellow investors:

Economic concerns that had threatened to derail the global recovery receded in 2013, lifting U.S. stock markets to record highs as investor confidence returned.

The U.S. saw continued economic growth, a shrinking budget deficit and lower unemployment, the euro zone came out of recession, China’s reform pledges reassured investors and Japan’s stimulus measures began to take effect.

Against this backdrop, developed countries in aggregate contributed most of the 22.8% gain in the MSCI ACWI (All Country World Index). The highest individual country returns came from Greece (+51.0%), which is expected to finally emerge from recession in 2014, Finland (+46.0%), Ireland (+41.2%), the U.S. (+31.8%), Germany (+31.4%), Spain (+31.3%) and the Netherlands (+31.3%). Developing markets struggled as U.S. interest rates began to rise after the Federal Reserve hinted that it would start to cut back on its bond-buying stimulus program. Hardest hit were Peru (–29.8%), Turkey (–26.8%), Indonesia (–23.5%), Chile (–22.0%), Colombia (–21.1%) and Brazil (–16.0%). Returns for MSCI indexes are calculated in U.S. dollars and reflect both dividends net of withholding taxes and reinvestment of distributions. All market indexes referenced in this report are unmanaged and, therefore, have no expenses.

The specter of rising interest rates in the U.S. hurt many bond markets in 2013. The Barclays U.S. Aggregate Index lost 2.0% for the year, while the Barclays Global Aggregate Index declined 2.6%.

Both indexes measure investment-grade bonds. Doubts over the future of the Fed’s stimulus program caused turmoil in many developing bond markets, which declined 6.6% overall for the year, as measured by the J.P. Morgan Emerging Markets Bond Index Global. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index gained 7.4%. At December 31, 2013, the yield on the 10-year U.S. Treasury was 3.04%, up from 1.78% a year earlier.

In currency markets, the U.S. dollar lost ground against three major currencies: the euro (+4.5%), Swiss franc (+2.9%) and British pound (+1.9%). On the other hand, the Japanese yen declined 17.7% against the dollar as a result of the new government’s monetary easing policy, while the Canadian dollar fell 6.3% to a near-three-year low in December as its central bank hinted at interest rate cuts. The Chinese renminbi gained 2.9% versus the U.S. dollar; most other emerging market currencies were weak, particularly the Argentine peso (–24.6%), Indonesian rupiah (–20.8%), South African rand (–19.0%), Turkish lira (–16.9%), Brazilian real (–13.2%) and Indian rupee (–11.4%).

All the equity funds in American Funds Insurance Series had double-digit returns in 2013. The challenges facing global bond markets were reflected in the fixed-income funds; all declined with the exception of High-Income Bond Fund. The series’ five managed risk funds, four of which began operations in May 2013 (the fifth was launched in September 2012), also had gains in 2013 while implementing the funds’ managed risk strategy.

American Funds Insurance Series

Looking ahead

The U.S. economy continues to improve and unemployment is gradually decreasing — the jobless rate in December 2013 was 6.7%, down from 7.9% a year earlier. The federal deficit has shrunk by more than 50% from its peak, and a bipartisan budget agreement signed in December temporarily reduces the risk of another government shutdown in the near term. These are among the reasons for continued optimism.

While many concerning issues that have been in the news in recent years improved in 2013, the future, as always, remains uncertain. Structural problems in many regions and countries still have to be resolved, and the long-term effects of central bank stimulus initiatives are difficult to predict. Developing markets may be tested again as the U.S. continues to normalize its monetary policy. One cloud on the horizon is the ongoing tension in the Middle East. However, increased shale oil and gas production in the U.S. may mitigate the impact on the U.S. of an escalation in the situation.

It is always difficult to predict what markets will do in the short term. Thus, we focus on maintaining a long-term horizon, which we believe affords us a competitive advantage in achieving long-term results. Our investment approach, rooted in fundamental analysis, global research and paying close attention to valuation, is time-tested and has helped our investors reach their financial goals. We will continue with that approach as we go forward into 2014 and beyond.

We welcome our new investors and look forward to reporting to you again in six months.

Sincerely,

 February 5, 2014

American Funds Insurance Series

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund* show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/ AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. The waivers and reimbursements will be in effect through at least May 1, 2015, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. Applicable fund results shown reflect the waivers and reimbursements, without which they would have been lower. See the Financial Highlights table in this report for details.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

*Effective August 12, 2013, Protected Asset Allocation Fund was renamed Managed Risk Asset Allocation Fund.

American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund gained 29.18% for the 12 months ended December 31, 2013, outpacing the MSCI ACWI (All Country World Index), which rose 22.80%.*

Supported by central bank stimulus and improving economic activity, developed market stocks rallied strongly in 2013. However, emerging market stocks ended the year lower as the Federal Reserve began to reduce its bond-buying program.

The fund ended the year with gains in all industry sectors. Good stock selection in U.S. companies was the key factor in the fund’s return differential over the index. Holdings in the consumer discretionary sector, the fund’s largest at December 31, were particularly beneficial, with strong returns from cable company Virgin Media and online retailer Amazon. Japanese telecommunication services company SoftBank, which acquired a majority stake in U.S. cellular company Sprint in 2013, and U.S. biopharmaceutical company Gilead Sciences had the fund’s highest returns and were also among the primary contributors to the fund’s results.

Most holdings outside the U.S. were additive, with Japan, the United Kingdom and France the major contributors. Holdings in India, Brazil and Australia detracted slightly from results.

Looking ahead, the fund’s portfolio managers expect global markets to be challenged by the reduction in monetary stimulus. However, they are enthusiastic about the prospects for investments in the U.S. and Japan and less concerned about recent areas of weakness, such as China and Europe.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	39.6%	Finland	1.1%	South Africa	2.2%
	Canada	2.3	Other	1.4
	Other	.2		33.8	Short-term securities & other
		42.1			assets less liabilities	3.2
			Asia/Pacific Basin
	Europe		Japan	10.6	Total	100.0%
	United Kingdom	10.8	China	1.7
	France	5.2	Taiwan	1.6
	Switzerland	4.3	Australia	1.6
	Germany	3.1	Hong Kong	1.4
	Denmark	3.0	India	1.0
	Spain	2.5	Other	.8
	Netherlands	2.4		18.7

			Percent of net assets
Largest individual	Amazon	3.96%	ASML Holding	2.02%
equity securities	Novo Nordisk	3.00	Google	1.82
	Moody’s	2.82	Alcatel-Lucent	1.66
	SoftBank	2.42	Taiwan Semiconductor Manufacturing	1.63
	priceline.com	2.05	Home Depot	1.41

American Funds Insurance Series

Global Growth Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio
	Class 1	29.51%	18.35%	10.01%	10.16%	.55%
	Class 2	29.18	18.06	9.73	9.88	.80
	Class 4	29.36	17.86	9.50	9.63	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund gained 28.28% for the 12 months ended December 31, 2013. This compares with its benchmark, the MSCI All Country World Small Cap Index, which rose 28.66%* (the index does not include investment-related fees and expenses).

Economies continued to improve, particularly the U.S., as evidenced by the 4.1% third-quarter gross domestic product growth figure and increased auto demand. The U.S. economy is steadily recovering despite stubborn unemployment and underemployment, while Europe continued to experience an even more fragile recovery.

Consumer discretionary holdings, which represented almost one-quarter of the portfolio, were strong. The rising stock price of Netflix and Tesla, two “disruptive” technology companies that continue to threaten their entrenched competitors, led the way. Melco Crown Entertainment, a Hong Kong-based gaming and entertainment company, saw its stock price double. Utilities holdings were also beneficial, highlighted by ENN Energy Holdings, a China-based natural gas distributor. Emerging markets holdings lagged.

Companies have been managed more efficiently as they stretch resources and improve their balance sheets. Corporate profits are strong, courtesy of margins as companies have been able to keep costs down. The economic cycle of recovery will likely continue as the fund’s portfolio managers remain focused on the long term.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin (continued)		Short-term securities & other
	United States	41.3%	India	2.0%	assets less liabilities	9.3%
	Canada	1.7	Thailand	1.3
	Other	1.4	Other	3.0	Total	100.0%
		44.4		28.1

	Asia/Pacific Basin		Europe
	China	8.4	United Kingdom	10.5
	Hong Kong	5.4	Ireland	1.7
	Philippines	3.6	Germany	1.3
	Japan	2.4	Other	4.7
	South Korea	2.0		18.2

			Percent of net assets
Largest individual	ENN Energy Holdings	3.22%	International Container Terminal Services	1.89%
equity securities	Netflix	2.92	Ocwen Financial	1.45
	Lions Gate Entertainment	2.26	athenahealth	1.36
	Synageva BioPharma	2.07	Penske Automotive Group	1.35
	Melco Crown Entertainment	2.04	AAC Technologies Holdings	1.35

American Funds Insurance Series

Global Small Capitalization Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio
	Class 1	28.60%	19.64%	10.16%	10.43%	.74%
	Class 2	28.28	19.34	9.89	10.15	.99
	Class 4	28.01	19.06	9.62	9.88	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 30.11% for the 12 months ended December 31, 2013. The S&P 500 rose 32.37%.

U.S. stocks posted another year of strong gains, with the major indexes recording all-time highs.

Holdings in the consumer discretionary sector were the major contributors to the fund’s results. The standout was Amazon, the fund’s largest holding at December 31. Companies in the hotels, restaurant and leisure industry also did well, particularly two investments in gaming companies with operations in Macau.

Two of the fund’s strongest results for the year came from U.S. biopharmaceutical companies in the health care sector, Incyte and Gilead Sciences, which each had triple-digit returns. The fund’s smallest sectors at year-end —utilities and telecommunication services — detracted from absolute results. Holdings in the energy and materials sectors, while ending the year ahead, were a drag on relative results.

The fund’s portfolio managers believe Growth Fund is well-positioned for 2014 and are optimistic that holdings in domestic energy companies will benefit as the U.S. becomes more energy-independent.

			Percent of net assets
Largest individual	Amazon	4.72%	Gilead Sciences	1.96%
equity securities	Google	3.48	Incyte	1.65
	Wells Fargo	2.98	American Express	1.54
	Home Depot	2.81	Comcast	1.36
	ASML Holding	2.21	Boeing	1.33

American Funds Insurance Series

Growth Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
	Class 1	30.43%	19.72%	8.49%	12.77%	.35%
	Class 2	30.11	19.42	8.22	12.47	.60
	Class 3	30.20	19.51	8.29	12.57	.53
	Class 4	29.96	19.17	7.96	12.22	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

American Funds Insurance Series

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund rose 21.64% for the 12 months ended December 31, 2013, beating its benchmark, the MSCI ACWI (All Country World Index) ex USA, which gained 15.29%.*

Improving economies and quantitative easing, particularly in Japan, helped to boost stock markets. Many cyclical stocks such as financials and autos had solid results. Consumer goods and consumer-facing companies in Asia, particularly China, had a difficult year as risk there increased.

Despite a lower exposure to Japan than the index, effective stock picking compensated, led by SoftBank, a telecommunications and internet corporation, whose stock price doubled. The prospect of its major asset, Alibaba (a China-based e-commerce company), coming to the market increased its potential valuation. Holdings in China also boosted fund results, led by Sands China, Baidu and NetEase, an internet technology company. Samsung Electronics was one of the major holdings that detracted from results.

Offsetting gains was a weakness in emerging markets due to the Federal Reserve reducing its bond buying, as investors have interpreted that as meaning liquidity in global equity markets will shrink.

As the U.S. economy and dollar strengthen, emerging markets may continue to struggle. However, this can provide an excellent opportunity to evaluate and buy attractive stocks of companies at favorable valuations.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
	Germany	13.1%	Hong Kong	10.6%	South Africa	1.3%
	France	8.9	Japan	10.1	Other	.7
	United Kingdom	8.5	China	6.4		2.0
	Switzerland	8.3	South Korea	6.1
	Russia	2.5	India	5.9	Short-term securities & other
	Denmark	2.3	Thailand	1.8	assets less liabilities	3.1
	Netherlands	1.5	Other	1.9
	Italy	1.3		42.8	Total	100.0%
	Sweden	1.3
	Other	2.9	The Americas
		50.6	United States	1.2
			Other	.3
				1.5

			Percent of net assets
Largest individual	Novartis	4.25%	Barclays	1.96%
equity securities	Samsung Electronics	3.77	Baidu	1.91
	Bayer	3.44	Sands China	1.90
	SoftBank	3.17	Novo Nordisk	1.77
	AIA Group	2.28	SMC	1.72

American Funds Insurance Series

International Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio
	Class 1	21.91%	13.91%	8.81%	8.91%	54%
	Class 2	21.64	13.61	8.53	8.63	.79
	Class 3	21.67	13.70	8.61	8.71	.72
	Class 4	21.48	13.38	8.28	8.37	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund increased 11.38% for the 12 months ended December 31, 2013. Among its benchmark indexes, the MSCI ACWI (All Country World Index) gained 22.80% and the MSCI Emerging Markets Index lost 2.60%.*

Quantitative easing by many developed markets has had a positive impact as world economies continue to recover from the 2007–2009 recession. However, recovery has been weaker than what many investors expected. Within emerging markets, the fund’s stock selection was effective, even though overall emerging markets were weak.

“Disruptive” technologies that change the way industries work have been very beneficial to the fund, demonstrated by the contribution of media company Naspers, and telecommunications and internet corporation SoftBank, whose stock price doubled during the year partially due to its position in the e-commerce company Alibaba. Two China-based holdings also benefited the fund: Baidu, a Web services company, and Ctrip.com International, a China-focused travel agency.

Economically sensitive companies in some developing markets, such as South Africa-based retailer Shoprite Holdings, hurt fund results as investors became concerned about the slowdowns in these economies.

Pressure on countries with current account deficits such as Turkey, South Africa, Brazil and Indonesia also affected domestic economies. However, despite the continuing pressure on emerging markets, the fund’s portfolio managers are optimistic about locating attractive companies at favorable valuations.

					Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	8.3%	Portugal	1.8%	South Africa	6.0%
	China	7.3	Denmark	1.4	Other	.6
	India	6.0	Slovenia	1.3		6.6
	Hong Kong	3.5	Sweden	1.2
	Philippines	2.8	Greece	1.1	Short-term securities & other
	Australia	2.2	Spain	1.1	assets less liabilities	6.1
	Taiwan	1.1	Other	2.1
	Other	1.8		30.8	Total	100.0%
		33.0
			The Americas
	Europe		United States	13.4
	United Kingdom	6.4	Canada	3.4
	France	5.5	Mexico	3.0
	Russia	4.9	Other	3.7
	Switzerland	4.0		23.5

			Percent of net assets
Largest individual	Baidu	3.34%	TDK	1.87%
equity securities	Alcatel-Lucent	2.72	Novartis	1.67
	Naspers	2.49	AEON Financial Service	1.51
	Google	2.07	Pacific Rubiales Energy	1.50
	Mail.Ru Group	2.06	Novo Nordisk	1.40

American Funds Insurance Series

New World Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio
	Class 1	11.66%	15.06%	11.46%	9.79%	.78%
	Class 2	11.38	14.78	11.18	9.52	1.03
	Class 4	11.20	14.51	10.92	9.25	1.28	†

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

†The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund rose 33.00% for the 12 months ended December 31, 2013, outpacing its benchmark index, the S&P 500, which gained 32.37%.

The U.S. economy has been slowly but steadily improving. Quantitative easing and low interest rates have resulted in a shift of capital into riskier assets. Corporate earnings were relatively strong, balance sheets are in good shape, and borrowing costs are historically low.

The fund had double-digit gains in all sectors, other than utilities, which detracted. Benefiting the fund were information technology holdings, led by the rise in stock price of Hewlett-Packard. The fund’s greatest exposure was within health care, helped most by Gilead Sciences. The fund had a low exposure to financials as regulators have restricted U.S. financial companies’ dividend payout ratios.

The U.S. economy continues to improve, and Europe is slowly starting to get stronger. As the Federal Reserve slows its bond-buying program, it would not be surprising to see interest rates rise. In that environment, higher yielding sectors may continue to underperform the broader market. Growth may be subdued, so it’s imperative to own stocks of companies that make sought-after products that are not dependent on a particularly strong economic environment.

			Percent of net assets
Largest individual	Amgen	4.49%	Oracle	2.90%
equity securities	Gilead Sciences	4.01	Philip Morris International	2.73
	Verizon	3.46	Johnson Controls	2.61
	Hewlett-Packard	3.24	CenturyLink	2.48
	Vodafone	2.96	Altria	2.43

American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio
	Class 1	33.26%	16.89%	7.06%	5.26%	.42%
	Class 2	33.00	16.62	6.80	4.99	.67
	Class 4	33.27	16.44	6.59	4.78	.92	*

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 22.54% for the 12 months ended December 31, 2013, slightly behind the 22.80%* return of the MSCI ACWI (All Country World Index).

Supported by central bank stimulus and improving economic activity, developed market stocks rallied strongly in 2013. Emerging markets struggled amid concerns that the Federal Reserve might cut back on its bond-buying program.

Most of the fund’s industry sectors had double-digit gains for the year; the three largest sectors at year-end, financials, consumer discretionary and industrials, were the primary contributors to the return. In individual holdings, French insurance company AXA added the most value.

Holdings in the materials sector were weakest, registering a slight decline for the year, as mining companies continue to struggle with low demand. Two mining companies were among the fund’s weakest holdings for the year.

On a country basis, holdings in the U.S., United Kingdom and France added most to the return; investments in South Africa, China, India and Hong Kong detracted.

While the global outlook remains uncertain, the picture is brighter than a year ago and the portfolio managers are confident they can continue to find promising long-term investment opportunities.

Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Short-term securities & other
	United States	44.4%	Japan	6.5%	assets less liabilities	4.0%
	Canada	3.1	Taiwan	2.6
	Mexico	.7	Hong Kong	1.5	Total	100.0%
		48.2	Singapore	1.2
			Other	3.5
	Europe			15.3
	United Kingdom	12.4
	France	8.3	Other regions
	Germany	2.7	South Africa	1.5
	Switzerland	2.6		1.5
	Spain	1.7
	Other	3.3
		31.0

			Percent of net assets
Largest individual	Merck	3.68%	CME Group	2.11%
equity securities	Vodafone	2.87	National Grid	1.95
	AXA	2.67	STMicroelectronics	1.73
	Taiwan Semiconductor Manufacturing	2.39	United Continental Holdings	1.68
	Home Depot	2.13	Google	1.55

American Funds Insurance Series

Global Growth and Income Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	Lifetime (since May 1, 2006)	Expense ratio
	Class 1	22.81%	16.73%	6.28%	.62%
	Class 2	22.54	16.44	6.02	.87
	Class 4	22.60	16.21	5.78	1.12

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 33.50% for the 12 months ended December 31, 2013, surpassing the 32.37% return of the S&P 500.

U.S. stocks posted another year of strong gains, with the major indexes recording all-time highs.

Stock selection was the key factor in the fund beating the index. Holdings in the fund’s two largest sectors at year-end — information technology and health care — were among the primary drivers of returns. Within IT, the fund benefited from its investment in Yahoo, as well as having no holdings in the weak IBM. Holdings in the health care sector included the top contributor to the fund’s result: U.S. biotechnology company Gilead Sciences.

Other strong sectors for the fund were industrials and consumer discretionary. Aerospace and defense companies led absolute results in the industrials group, while holdings in the media industry contributed most of the consumer discretionary sector’s gains.

All sectors except utilities, the fund’s smallest sector, gained during the year. The weakest area was the metals and mining industry in the materials sector, where demand remains sluggish.

Looking ahead, the portfolio managers expect that the likely rise in interest rates may lead to increased volatility in equity markets.

			Percent of net assets
Largest individual	Gilead Sciences	3.71%	Amgen	2.11%
equity securities	Google	2.61	Microsoft	2.06
	Philip Morris International	2.19	Texas Instruments	2.03
	Amazon	2.16	Dow Chemical	1.76
	Oracle	2.14	Home Depot	1.39

American Funds Insurance Series

Growth-Income Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
	Class 1	33.82%	17.91%	7.33%	11.44%	.29%
	Class 2	33.50	17.62	7.06	11.13	.54
	Class 3	33.58	17.70	7.14	11.24	.47
	Class 4	33.32	17.36	6.81	10.89	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 19.09% for the 12 months ended December 31, 2013, compared with a 15.29%* gain for the MSCI ACWI (All Country World Index) ex USA.

Supported by central bank stimulus and improving economic activity, developed market stocks rallied strongly in 2013. However, emerging market stocks ended the year lower as the Federal Reserve began to reduce its bond-buying program.

All the fund’s industry sectors had gains for the year. Holdings in the financials, consumer discretionary and telecommunication services sectors were the main contributors to the result. In telecoms, Japanese company SoftBank, which acquired a majority stake in U.S. cellular company Sprint, had the fund’s highest return. U.K. insurance companies Aviva and Prudential were the main contributors in the financials sector.

Defensive areas, such as health care and consumer staples, did less well. Within consumer staples, holdings in the tobacco, beverages and food products industries were disappointing.

On a country basis, holdings in the U.K., 25.9% of net assets at December 31, had the most positive impact, followed by Japan and France. Thailand, India and Taiwan were weakest.

Looking ahead, the fund’s portfolio managers see growing optimism that economic growth will accelerate in Europe and Japan. However, the situation remains fragile so they are maintaining a relatively balanced approach by sector and geography.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		The Americas
	United Kingdom	25.9%	Hong Kong	6.0%	United States	4.4%
	France	7.2	Japan	4.4	Other	.7
	Germany	6.9	Australia	2.2		5.1
	Switzerland	5.9	Thailand	2.0
	Sweden	4.8	South Korea	1.8	Other regions
	Portugal	3.1	India	1.7	Israel	1.1
	Spain	1.9	China	1.5	Other	1.4
	Finland	1.9	Singapore	1.2		2.5
	Russia	1.6	Taiwan	1.1
	Denmark	1.2	Other	.8	Short-term securities & other
	Other	2.1		22.7	assets less liabilities	7.2
		62.5
					Total	100.0%

			Percent of net assets
Largest individual	EDP - Energias de Portugal	3.15%	Prudential	2.12%
equity securities	Novartis	3.03	Aviva	2.12
	Vodafone	2.81	BP	2.07
	Philip Morris International	2.45	National Grid	1.95
	VINCI	2.39	BNP Paribas	1.91

American Funds Insurance Series

International Growth and Income Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio
	Class 1	19.39%	13.95%	15.59%	.69%
	Class 2	19.09	13.66	15.30	.94
	Class 4	19.16	13.46	15.09	1.19

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 23.69% for the 12 months ended December 31, 2013. The S&P 500, the benchmark index for the fund’s equity holdings, rose 32.37%, while the Barclays U.S. Aggregate Index, which measures U.S. investment-grade bonds, lost 2.02%. The 60/40 S&P/ Barclays Index gained 17.55%.*

U.S. stocks posted another year of strong gains, with the major indexes recording all-time highs. Bond markets were weak as U.S. interest rates began to rise.

All the fund’s industry sectors finished the year ahead; only utilities failed to notch a double-digit gain. Holdings in the consumer discretionary, health care, financials and industrials sectors were the primary contributors to the fund’s return. Three of the leading contributors had triple-digit returns for the year — U.S. biopharmaceutical companies Gilead Sciences and Incyte, and Japanese mobile telephone and internet provider SoftBank.

On a country basis, holdings in the U.S., Japan, the Netherlands and South Africa added the most value. Holdings in India, Brazil, France and Italy were weakest.

The fund’s holdings in cash, which reflect the portfolio managers’ cautious approach, were a drag on results. As in recent years, the portfolio managers continue to emphasize investments in stocks, which accounted for 69.4% of assets at year-end.

			Percent of net assets
Largest individual	Microsoft	2.65%	Kinder Morgan	1.79%
equity securities	Comcast	2.33	ACE	1.60
	Merck	1.95	Home Depot	1.58
	Lockheed Martin	1.93	Goldman Sachs	1.47
	Boeing	1.90	American Express	1.44

American Funds Insurance Series

Asset Allocation Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio
	Class 1	24.04%	15.50%	7.80%	8.77%	.31%
	Class 2	23.69	15.22	7.54	8.48	.56
	Class 3	23.81	15.29	7.61	8.57	.49
	Class 4	23.89	15.02	7.30	8.24	.81†

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

†The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 12.23% for the 12 months ended December 31, 2013. The MSCI ACWI (All Country World Index), which measures global stocks, gained 22.80%,* while the Barclays Global Aggregate Index, a measure of investment-grade bonds, lost 2.60%. The 60/40 MSCI/Barclays Index increased 12.05%.*

Accommodative monetary policy and some economic recovery led global stock markets higher. Earnings improved, investor optimism grew and market valuations expanded. The U.S. is growing, the European economy is fragile but stabilizing and Japan’s efforts at monetary and fiscal stimulus are starting to bear fruit for the corporate sector.

Health care holdings aided the fund’s equity results, highlighted by Bristol-Myers Squibb, as the market shows optimism about its products. Information technology boosted returns, led by ASML Holding, a Dutch company that supplies the semiconductor industry. Industrials also benefited fund results.

In the fund’s fixed-income segment, an underweight position in the Japanese yen and select corporate bond holdings in financials helped, while an overly cautious position within the euro zone detracted. The fund largely avoided trouble in emerging market bonds.

This year will likely be more challenging as central banks withdraw stimulus, and risk is priced more appropriately. This can hurt emerging markets because they are U.S. dollar-dependent. Stocks are not terribly expensive; however, stocks that are generally more defensive are not necessarily cheap. Thus, we need to be disciplined in our search for value.

		Percent of net assets
Five largest sectors	Financials	11.1%
in common stock	Industrials	9.8
holdings	Information technology	8.8
	Consumer staples	8.6
	Health care	7.6

					Percent of net assets
Currency diversification		Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total
	U.S. dollars	32.9%	15.7%	(1.6)%	3.3%	50.3%
	Euros	15.1	4.2	.9	—	20.2
	British pounds	6.5	1.3	.5	—	8.3
	Japanese yen	5.3	1.5	1.1	—	7.9
	Swiss francs	2.1	—	—	—	2.1
	Hong Kong dollars	1.9	—	—	—	1.9
	Mexican pesos	—	1.6	(.1)	—	1.5
	Polish zloty	—	1.2	—	—	1.2
	Swedish kronor	.6	1.0	(.4)	—	1.2
	South Korean won	.4	.5	—	—	.9
	Other currencies	2.4	2.5	(.4)	—	4.5
						100.0%

		Percent of net assets		Percent of net assets
Largest individual	ASML Holding	2.34%	Largest fixed-income	U.S. Treasury	4.88%
equity securities	Microsoft	1.95	holdings (by issuer)	Fannie Mae	1.56
	Merck	1.88		Japanese Government	1.54
	Amazon	1.88		United Mexican States Government	1.52
	Bristol-Myers Squibb	1.76		Polish Government	1.40

American Funds Insurance Series

Global Balanced Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	Lifetime (since May 2, 2011)	Expense ratio
	Class 1	12.56%	6.83%	.70%
	Class 2	12.23	6.56	.95
	Class 4	12.49	6.45	1.20†

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The 60/40 MSCI/Barclays Index blends the MSCI ACWI (All Country World Index) with the Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

†The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund declined 2.16% for the 12 months ended December 31, 2013. The fund’s benchmark, the Barclays U.S. Aggregate Index, was down 2.02%.

Credit markets benefited from historically low interest rates and the Federal Reserve’s continuing monthly asset-purchase programs. Strong corporate issuance coupled with the corporate bond market doing well made it a favorable sector to be invested in. There was tremendous demand for yield even as the corporate debt supply increased. Long-dated Treasuries weakened throughout the year.

Investment-grade and high-yield corporate bonds aided the fund, particularly holdings of financials and telecommunication services. Offsetting gains were agency and agency pass-through bonds.

As the Fed reduces its purchasing of mortgages and Treasuries, it leads the fund’s portfolio managers to be negative on mortgages. Quantitative easing has helped companies refinance debt at a less expensive level, which is beneficial as long as those companies are disciplined.

Questions remain about how quickly the Fed is willing to end its bond-buying activities and the subsequent dislocation it may cause. Interest rates are expected to rise. The economy is still fragile, but improving, and we wouldn’t be surprised if the economy strengthens throughout the year as companies embark on bigger scale and longer term capital expenditures.

			Percent of net assets
Largest holdings	U.S. Treasury	30.77%	J.P. Morgan Chase Commercial
(by issuer)	Fannie Mae	12.67	Mortgage Securities Corp.	.83%
	Freddie Mac	3.56	Bank of America	.63
	Spanish Government	1.58	Federal Home Loan Bank	.61
	Government National Mortgage Assn.	1.46	Verizon	.58
			Italian Government	.55

American Funds Insurance Series

Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio
	Class 1	–1.89%	5.83%	3.77%	5.07%	.39%
	Class 2	–2.16	5.57	3.50	4.81	.64
	Class 4	–2.34	5.32	3.26	4.55	.89

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

American Funds Insurance Series

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund declined 2.58% for the 12 months ended December 31, 2013, slightly ahead of the Barclays Global Aggregate Index, which lost 2.60%.

The U.S. bond market declined for the first time since 1999 as improving economic data and waning support for central bank stimulus pushed interest rates higher. Yields moved higher across northern Europe, largely in line with U.S. rates, but declined sharply in some southern European countries where borrowing costs had soared during the sovereign bond crisis.

As the U.S. dollar weakened against the euro and many other European currencies, the fund benefited from its substantial exposure to European markets.

The weak Japanese yen and a correction in some emerging market bonds and currencies — notably South Africa, Indonesia and Brazil — detracted from fund results but limited exposure helped reduce the impact. The fund also had relatively little exposure to the weak Australian and Norwegian bond markets.

The fund’s portfolio managers believe the ongoing weakness in some emerging markets and Japan will provide attractive opportunities in the next few years. Global growth is likely to strengthen in 2014, helping the euro countries and many weaker economies.

				Percent of net assets
Currency weighting (after hedging) by country		Non-U.S. government bonds by country
United States[1]	50.9%	EMU[2]:
EMU[2]	17.7	Spain	8.6%
Japan	9.1	Italy	3.0
United Kingdom	5.1	Ireland	2.3
Poland	3.7	Belgium	1.5
Mexico	3.4	Germany	1.2
Norway	1.4	Other	2.8	19.4%
South Korea	1.3	Japan		5.7
Colombia	1.0	Poland		4.4
Hungary	1.0	Mexico		3.9
Russia	.8	United Kingdom		3.0
Sweden	.7	Hungary		3.0
Malaysia	.6	Sweden		1.6
Other	3.3	Norway		1.5
Total	100.0%	South Korea		1.2
		Colombia		.8
		Other		6.5
		Total		51.0%

			Percent of net assets
Largest holdings	U.S. Treasury	12.39%	Fannie Mae	3.30%
(by issuer)	Spanish Government	8.59	Italian Government	3.04
	Japanese Government	5.72	United Kingdom Government	3.00
	Polish Government	4.42	Hungarian Government	3.00
	United Mexican States Government	3.86	Irish Government	2.33

American Funds Insurance Series

Global Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	Lifetime (since October 4, 2006)	Expense ratio
	Class 1	–2.40%	4.79%	5.47%	.56%
	Class 2	–2.58	4.54	5.213	.81
	Class 4	–2.41	4.37	5.01	1.064

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

[1]	Includes U.S. dollar-denominated debt of other countries, totaling 12.6%.
[2]	European Monetary Union consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
[3]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.
[4]	The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

American Funds Insurance Series

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 6.60% for the 12 months ended December 31, 2013. The fund’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, increased 7.44%.

Interest rates rose and many fixed-income sectors had negative returns, but high yield had a strong year as the higher current yields and narrowing spreads more than offset the rise in underlying Treasury yields. Historically, high yield does relatively well in a rising rate environment. The riskiest bonds generally posted the highest gains.

The strengthening economy helped corporate profits and creditworthiness, and the open markets allowed companies to refinance debt, extend maturities and improve balance sheets. While the fund produced good absolute returns, relative returns lagged as the fund was positioned more conservatively.

U.S.-based high-yield bonds aided fund results, while emerging market-domiciled bonds offset those gains. Corporate bonds in life sciences tools & services benefited the fund, while issuances in wireless telecommunication services detracted.

Looking ahead, we are cautious of absolute returns due to the lower starting yields and spreads. As monetary policy becomes less accommodative, we expect interest rates to rise, which will be an ongoing headwind for high-yield returns. That said, we expect the credit environment to continue to be constructive, with defaults low.

			Percent of net assets
Largest holdings	First Data	2.93%	Leap Wireless	1.69%
(by issuer)	Sprint Nextel	2.92	FMG Resources	1.69
	Wind Acquisition	2.36	NII Capital	1.65
	T-Mobile	2.35	Kinetic Concepts	1.62
	inVentiv Health	1.84	DISH DBS	1.50

American Funds Insurance Series

High-Income Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
	Class 1	6.89%	14.89%	6.83%	9.50%	.48%
	Class 2	6.60	14.58	6.56	9.16	.73
	Class 3	6.77	14.67	6.64	9.31	.66
	Class 4	6.81	14.42	6.34	8.97	.98*

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

* The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund declined 1.68% for the 12 months ended December 31, 2013, while the Barclays U.S. Mortgage-Backed Securities Index was down 1.41%.

The Federal Reserve added $1.2 billion of U.S. Treasuries and agency mortgage-backed securities (MBS) to its balance sheet in 2013. Meanwhile, 10-year U.S. Treasury yields fell from 1.86% at the beginning of January to a low of 1.66% in early May, rising to end the year at a high of 3.04%.

The first six months of 2013 was a challenging period for the mortgage market. Yields increased by about 1%, most of which came after the Federal Reserve said that it was considering reducing its MBS purchases.

In the second half of the year, the fund increased holdings in Treasury inflation-protected securities (TIPS), which can provide some protection against a rapid rise in U.S. Treasury and agency MBS yields due to higher inflation expectations.

A potentially significant factor for agency MBS results in 2014, and a reason to be cautious, is the recent appointment of a new Federal Housing Finance Agency director whose policies may favor borrowers over investors. This change in leadership and policies could negatively affect agency MBS prices. As a precaution, the fund’s portfolio managers are keeping a relatively low position in agency MBS in 2014, while waiting for better opportunities to add to holdings.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Fannie Mae	23.5%
obligations	Ginnie Mae	21.6
	Freddie Mac	12.1	57.2%
	15-year pass-throughs		3.7
	Other		13.2
	Total		74.1%

American Funds Insurance Series

Mortgage Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	Lifetime (since May 2, 2011)	Expense ratio
	Class 1	–1.41%	2.20%	.44%
	Class 2	–1.68	1.95	.69
	Class 4	–1.41	1.89	.94*

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund declined 3.08% for the 12 months ended December 31, 2013. The Barclays U.S. Government/Mortgage-Backed Securities Index lost 2.10%.

The improving U.S. economy and concerns that the Federal Reserve would begin to reduce its bond-buying program caused a selloff in U.S. Treasuries. The yield on 10-year Treasuries rose from 1.66% in May to 3.04% by the end of the year.

Expectations that the Fed would reduce its stimulus measures also led to widening spreads in mortgage-backed securities. When the Fed did not taper its purchases in September, as predicted, many investors were caught off-guard. Inflation index-linked bonds had a tough time as inflation remained low.

Going into 2014, the fund’s portfolio managers expect continued strength in the U.S. economy with a likely gradual rise in interest rates through the year. However, they believe the outlook for bonds is better than a year ago when the starting point was much lower.

As stock markets have had strong returns in recent years, it is also important to remember that the fund can be a buffer against stock market volatility.

Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Fannie Mae	10.8%
obligations	Ginnie Mae	6.0
	Freddie Mac	5.2	22.0%
	15-year pass-throughs		2.4
	Other		3.6
	Total		28.0%

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio
	Class 1	–2.87%	3.12%	4.04%	6.34%	.35%
	Class 2	–3.08	2.86	3.78	6.03	.60
	Class 3	–3.00	2.93	3.85	6.15	.53
	Class 4	–2.95	2.70	3.57	5.83	.85	*

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

American Funds Insurance Series

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. An investment in Cash Management Fund is not insured or guaranteed by the FDIC or any other government agency. It is important to remember that the fund is not managed to maintain a stable net asset value at $1.00 per share. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Cash Management Fund declined 0.45% for the 12 months ended December 31, 2013.

While long-term interest rates increased in 2013, the Federal Reserve is maintaining short-term rates at the current record lows, at least until unemployment falls to 6.5%.

In this environment, the fund’s expenses can be expected to continue to exceed its income, leading to negative returns.

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 year	10 year	Lifetime (since February 8, 1984)	Expense ratio
	Class 1	–0.27%	–0.18%	1.47%	3.96%	.34%
	Class 2	–0.45	–0.42	1.23	3.67	.59
	Class 3	–0.44	–0.36	1.30	3.77	.52
	Class 4	–0.35	–0.59	1.01	3.46	.84	*

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

As of December 31, 2013, Cash Management Fund’s annualized seven-day SEC yield was –0.28% for Class 1 shares; –0.53% for Class 2 shares; –0.46% for Class 3 shares; and –0.33% for Class 4 shares. The fund’s yield more accurately reflects the fund’s current earnings than do the fund’s returns.

*The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

		Percent of net assets
Where the fund’s	Commercial paper	44.3%
assets were	Federal agency discount notes	31.2
invested as of	U.S. Treasuries	20.9
December 31, 2013	Discount notes	3.3
	Other assets less liabilities	.3
	Total	100.0%

American Funds Insurance Series

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth Fund gained 14.94% for the period from its inception on May 1, 2013, through December 31, 2013. Over the same period, the S&P 500 rose 18.53%.

Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series Growth Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund, as was the case during the past eight months.

Cumulative total returns based on a $1,000 investment	For the period ended December 31, 2013
		Lifetime* (since May 1, 2013)	Gross expense ratio†	Net expense ratio†
	Class P1	15.05%	.97%	.81%
	Class P2	14.94	1.22	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2014 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. After May 1, 2015, the adviser may modify or terminate the waiver, but only with fund board approval. The adviser has committed to retain any reimbursements only through May 1, 2015. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*Lifetime cumulative return since fund inception.

† Based on estimated amounts for the current fiscal year.

Milliman Financial Risk Management LLC serves as the sub-adviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk International Fund gained 8.99% for the period from its inception on May 1, 2013, through December 31, 2013. Over the same period, the MSCI ACWI (All Country World Index) ex USA rose 8.07%.1

Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series International Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund, as was the case during the past eight months.

Cumulative total returns based on a $1,000 investment	For the period ended December 31, 2013
		Lifetime[2] (since May 1, 2013)	Gross expense ratio[3]	Net expense ratio[3]
	Class P1	9.08%	1.14%	.98%
	Class P2	8.99	1.39	1.23

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2014 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. After May 1, 2015, the adviser may modify or terminate the waiver, but only with fund board approval. The adviser has committed to retain any reimbursements only through May 1, 2015. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

1The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2 Lifetime cumulative return since fund inception.

3 Based on estimated amounts for the current fiscal year.

Milliman Financial Risk Management LLC serves as the sub-adviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund gained 12.05% for the period from its inception on May 1, 2013, through December 31, 2013. Over the same period, the S&P 500 rose 18.53%.

Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series Blue Chip Income and Growth Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund, as was the case during the past eight months.

Cumulative total returns based on a $1,000 investment	For the period ended December 31, 2013
		Lifetime* (since May 1, 2013)	Gross expense ratio†	Net expense ratio†
	Class P1	12.16%	1.04%	.88%
	Class P2	12.05	1.29	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2014 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. After May 1, 2015, the adviser may modify or terminate the waiver, but only with fund board approval. The adviser has committed to retain any reimbursements only through May 1, 2015. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*Lifetime cumulative return since fund inception.

† Based on estimated amounts for the current fiscal year.

Milliman Financial Risk Management LLC serves as the sub-adviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund gained 16.04% for the period from its inception on May 1, 2013, through December 31, 2013. Over the same period, the S&P 500 rose 18.53%.

Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series Growth-Income Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund, as was the case during the past eight months.

Cumulative total returns based on a $1,000 investment	For the period ended December 31, 2013
		Lifetime* (since May 1, 2013)	Gross expense ratio†	Net expense ratio†
	Class P1	16.15%	.91%	.75%
	Class P2	16.04	1.16	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2014 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. After May 1, 2015, the adviser may modify or terminate the waiver, but only with fund board approval. The adviser has committed to retain any reimbursements only through May 1, 2015. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*Lifetime cumulative return since fund inception.

† Based on estimated amounts for the current fiscal year.

Milliman Financial Risk Management LLC serves as the sub-adviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund, which provides exposure to a mix of stocks and bonds, gained 20.58% for the 12 months ended December 31, 2013. The S&P 500, which measures U.S. stocks, rose 32.37%, while the Barclays U.S. Aggregate Index, which measures U.S. investment-grade bonds, lost 2.02%. A blend of the two indexes, the 60/40 S&P/Barclays Index, rose 17.55%.*

Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund, as was the case during the past year.

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	Lifetime (since September 28, 2012)	Gross expense ratio	Expense ratio
	Class P1	20.82%	17.38%	.86%	.76%
	Class P2	20.58	17.16	1.11	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2014 (unaudited). The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. After May 1, 2015, the adviser may modify or terminate the waiver, but only with fund board approval. The adviser has committed to retain any reimbursements only through May 1, 2015. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Milliman Financial Risk Management LLC serves as the sub-adviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

The strategy incorporates two additional risk-mitigation components: one designed to mitigate volatility and the other designed to help preserve capital during significant and sustained market declines.

Severe or prolonged market downturns in the early years of retirement can have a devastating effect on life savings. That’s why market volatility is a major concern for investors in or approaching retirement. As one way to help counter this risk, American Funds Insurance Series (AFIS) has introduced five funds that seek to manage volatility and provide downside protection during market turmoil.

The funds, which appear in this annual report, are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund.

We asked Alan Berro, the funds’ principal investment officer and one of their two portfolio managers, and Steve Joyce, senior insurance business leader, to explain the key features of the managed risk funds and how they can help retirement investors.

First, can you explain how the managed risk funds differ from the other AFIS funds?

Alan: “All AFIS funds benefit from The Capital System investment process that combines individual accountability with teamwork. Our strong research, attention to valuation, and excellent diversification already provide good risk management. However, the managed risk funds add an additional level of risk management that seeks to provide consistent preservation of capital over the long term. Each of these funds invests in its corresponding traditionally managed AFIS fund while maintaining a level of cash, adjusted for market conditions, to support an overlaid risk management strategy.

“The strategy incorporates two additional risk-mitigation components: one designed

American Funds Insurance Series

to mitigate volatility and the other designed to help preserve capital during significant and sustained market declines. Both risk management components are implemented using exchange-traded futures. The strategy is based on certain characteristics of the underlying fund’s equity portfolio; however, it acts independently of the underlying fund’s portfolio.”

The strategy adds another layer of risk-mitigation to the risk management procedures of the underlying funds.

Who are managed risk funds for?

Steve: “Managed risk funds are for investors who are particularly risk-averse and concerned about their exposure to significant market downturns or who are approaching or in retirement. We think these funds provide an opportunity for them to participate in the market with more confidence.”

Alan: “These funds are ideal for investors who are seeking exposure to equity investments, but are willing to exchange some potential upside for less volatile returns. They may be attractive to investors who are closer to retirement and couldn’t withstand a major setback to their savings that late in their lives.

“For example, consider the period from 2007 to the low in 2009 when the S&P 500 was down 55%. A 63-year-old investor might be terrified of that type of decline in his asset value at that point in his life, not knowing when the rebound is going to come.

“If you have a 15- or 20-year horizon, you’re pretty confident that at some point you’ll make it back. But if you’re 63 and looking to retire at 65, your assets just got cut in half, which can negatively impact your plans.”

What are the benefits of managed risk funds?

Alan: “The goal of managed risk funds is to tighten the distribution of returns to produce smoother investment results. While these funds may not do as well as their non-risk-managed counterparts during periods of rising equity markets, the managed risk strategy seeks to produce an attractive return on a risk-adjusted basis.”

American Funds Insurance Series

Steve: “So for a variable annuity contract holder taking systematic withdrawals, the two risk management components are designed to work together to help preserve account value in order to reduce the risk that the contract holder runs out of money.”

Why has American Funds introduced managed risk funds?

Steve: “There is significant market demand for managed risk funds. The market for such funds has ballooned from $1.4 billion in assets under management in 2006 to more than $129 billion in 2012, according to a report from the mutual fund consulting firm Strategic Insight. The majority of these fund assets —$108 billion — is held in variable annuity contracts.”

Alan: “In addition, and most important, we believe these funds serve a purpose that is consistent with our investment philosophy and appropriate for certain kinds of investors.”

Who oversees the risk management strategy?

Alan: “The managed risk strategy is operated by the funds’ sub-adviser, Milliman Financial Risk Management LLC, the leading investment advisor to the life insurance industry for risk management and hedging. Milliman directly hedges approximately $85 billion in variable insurance assets and supports the risk management of over $500 billion of retirement savings accounts via its outsourcing of hedging and advisory services.”

Why did American Funds choose these specific funds?

Steve: “We selected funds that we believe paired best with the managed risk strategy. They represent an attractive, diversified spectrum of choices for investors, including funds focused on growth, growth and income, international stocks, high-quality stocks and a balanced approach with investments in both stocks and bonds.”

Should investors move out of traditional non–managed–risk funds into these new funds?

Alan: “That depends on their specific circumstances, such as their risk tolerance, time frame and investing preferences, as well as the terms of their variable annuity contract. We suggest investors consult their financial advisor.”

Do the managed risk funds guarantee investors won’t lose money?

Alan: “No. Guarantees, if any, are provided by the issuer of the variable annuity contract, not the managed risk funds.”

Steve: “In down markets, the traditional and managed risk funds may both lose value. The goal of the managed risk funds is to decline less than the traditionally managed funds.”

What is volatility and why is it an important consideration?

Alan: “Volatility is a measure of the variation in the value of an investment over time. Generally, this is important to investors because:

•	Wide variances in the value of investments lead to greater emotional turmoil and worry;
•	Lower stability of returns while withdrawing for retirement can result in lower overall returns; and
•	Significant market declines when close to or in retirement may have a permanent negative impact on retirement savings.”
American Funds Insurance Series

Steve: “Over time, we’ve seen that volatility in the marketplace is inevitable, but that doesn’t necessarily mean that the market is going to go down over the long term. Some investors who are particularly loss-averse may feel that passing up the potential for higher returns in volatile markets is a good tradeoff.

“During the last prolonged market decline a lot of investors’ circumstances changed and they no longer had enough of a cushion to stay invested in the manner that they did before. These funds help to mitigate some of that exposure; they don’t eliminate risk, but they help to reduce it, and that should make those investors feel better.”

Is the managed risk strategy a form of market timing?

Alan: “No. Market timing is an attempt to profit by projecting the future direction of the market, often done with a short-term horizon. The history of returns for market timers is quite poor. Many people associate market timing with ‘tactical asset allocation’ strategies of today. We believe that the managed risk strategy is more in keeping with our overall longer term approach to asset allocation.

“We’re not trying to time short-term market moves; what we’re trying to do is change the sequence of returns so that investors lose less in down markets, which means they’ll have more invested when the market turns up and they can participate a little more on the upside from the market low.”

Steve: “We’re not trying to project the future direction of the market with these funds. Rather, what we’re trying to do is reduce downside risk and the volatility of return risk that is associated with being fully invested. This is distinctly different from ‘market timing’ and is more analogous to rebalancing in response to market risk. Market timing is an endeavor that I don’t believe can be successfully achieved, but rebalancing in response to increased risk can be very prudent.

“In summary, investors with very long time horizons, and the confidence to stay invested, might be better off in a traditionally managed fund. However, for some investors — such as someone approaching retirement or in the withdrawal phase, or simply investors who are more ‘loss-averse’ —the managed risk funds’ active risk management strategy may be appropriate.”  ■

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2013

Common stocks 96.22%		Shares	Value (000)	Percent of net assets
Consumer	Amazon.com, Inc.[1]	584,500	$233,093	3.96%
discretionary	priceline.com Inc.[1]	104,000	120,890	2.05
24.74%	Home Depot, Inc.	1,011,000	83,246	1.41
	Toyota Motor Corp.	1,250,000	76,204	1.30
	Industria de Diseño Textil, SA	438,700	72,302	1.23
	Honda Motor Co., Ltd.	1,753,800	72,111	1.23
	Swatch Group Ltd, non-registered shares	82,550	54,552	1.19
	Swatch Group Ltd	137,000	15,419
	Naspers Ltd., Class N	654,020	68,333	1.16
	HUGO BOSS AG	335,500	47,770.81
	Carnival Corp., units	1,085,000	43,584.74
	Walt Disney Co.	533,705	40,775.69
	Other securities		528,395	8.97
			1,456,674	24.74

Information	ASML Holding NV (New York registered)	647,176	60,640	2.02
technology	ASML Holding NV	624,897	58,492
17.02%	Google Inc., Class A1	95,700	107,252	1.82
	Alcatel-Lucent[1]	21,769,144	97,570	1.66
	Taiwan Semiconductor Manufacturing Co. Ltd.	23,380,000	82,762	1.63
	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	750,000	13,080
	Baidu, Inc., Class A (ADR)[1]	413,000	73,464	1.25
	Nintendo Co., Ltd.	535,000	71,174	1.21
	TE Connectivity Ltd.	897,500	49,461.84
	OpenTable, Inc.[1]	605,000	48,019.81
	TDK Corp.	950,000	45,466.77
	Other securities		294,821	5.01
			1,002,201	17.02

Health care	Novo Nordisk A/S, Class B	965,200	176,923	3.00
14.35%	Vertex Pharmaceuticals Inc.[1]	1,093,000	81,210	1.38
	UnitedHealth Group Inc.	960,000	72,288	1.23
	Gilead Sciences, Inc.[1]	822,000	61,773	1.05
	Merck & Co., Inc.	1,134,000	56,757.96
	Regeneron Pharmaceuticals, Inc.[1]	178,300	49,075.83
	Bayer AG	349,300	48,990.83
	Bristol-Myers Squibb Co.	909,600	48,345.82
	Hologic, Inc.[1]	2,163,000	48,343.82
	Novartis AG	580,000	46,293.79
	Other securities		155,291	2.64
			845,288	14.35

American Funds Insurance Series

Global Growth Fund

			Value	Percent of
Common stocks		Shares	(000)	net assets
Financials	Moody’s Corp.	2,114,000	$165,886	2.82%
14.03%	AIA Group Ltd.	13,255,300	66,496	1.13
	Prudential PLC	2,772,434	61,519	1.05
	ORIX Corp.	3,490,000	61,210	1.04
	HSBC Holdings PLC	5,120,228	56,164.95
	AXA SA	1,836,463	51,059.87
	JPMorgan Chase & Co.	775,000	45,322.77
	BNP Paribas SA	500,000	38,967.66
	Other securities		279,354	4.74
			825,977	14.03

Industrials	Rolls-Royce Holdings PLC[1]	2,805,000	59,223	1.01
7.45%	Geberit AG	150,000	45,485.77
	KONE Oyj, Class B	880,000	39,708.67
	Intertek Group PLC	755,000	39,358.67
	Other securities		254,696	4.33
			438,470	7.45

Consumer staples	Associated British Foods PLC	1,590,000	64,376	1.09
5.78%	Nestlé SA	820,000	60,026	1.02
	Colgate-Palmolive Co.	632,000	41,213.70
	Other securities		174,849	2.97
			340,464	5.78

Materials	Steel Dynamics, Inc.	2,262,332	44,206.75
4.39%	First Quantum Minerals Ltd.	2,300,000	41,442.71
	Other securities		172,730	2.93
			258,378	4.39

Telecommunication	SoftBank Corp.	1,634,000	142,748	2.42
services	Other securities		55,271.94
3.36%			198,019	3.36

Energy	Oil Search Ltd.	6,973,952	50,501.86
3.25%	Other securities		140,815	2.39
			191,316	3.25

Utilities	Other securities		28,404.48
0.48%
Miscellaneous	Other common stocks in initial period of acquisition		80,469	1.37
1.37%	Total common stocks (cost: $3,809,656,000)		5,665,660	96.22

American Funds Insurance Series

Global Growth Fund

		Value	Percent of
Bonds, notes & other debt instruments 0.56%		(000)	net assets
U.S. Treasury	Other securities	$ 33,166.56%
bonds & notes
0.56%	Total bonds, notes & other debt instruments (cost: $33,145,000)	33,166.56

	Principal amount
Short-term securities 3.57%	(000)
Federal Home Loan Bank 0.06%–0.09% due 2/12–3/21/2014	$68,100	68,090	1.16
Walt Disney Co. 0.07% due 2/27/2014[2]	18,800	18,798.32
Other securities		123,376	2.09
Total short-term securities (cost: $210,258,000)		210,264	3.57
Total investment securities (cost: $4,053,059,000)		5,909,090	100.35
Other assets less liabilities		(20,918)	(.35)
Net assets		$5,888,172	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. One of these securities (with a value of $1,336,000, a cost of $6,378,000, and which represented .02% of the net assets of the fund) was acquired from 9/6/2000 to 4/18/2002 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

American Funds Insurance Series

Global Growth Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $130,572,000 over the prior 10-month period.

			Contract amount		Unrealized appreciation at 12/31/2013 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Japanese yen	1/14/2014	Bank of America, N.A.	$16,667	¥1,700,000	$ 523
Japanese yen	2/14/2014	Bank of New York Mellon	$29,190	¥2,900,000	1,646
Japanese yen	2/14/2014	Citibank	$14,558	¥1,450,000	786
Japanese yen	3/4/2014	Bank of America, N.A.	$95,403	¥9,800,000	2,315
					$5,270

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $35,598,000, which represented .60% of the net assets of the fund.

Key to abbreviation and symbol

ADR = American Depositary Receipts

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2013

Common stocks 90.07%		Shares	Value (000)	Percent of net assets
Consumer	Netflix, Inc.[1]	333,500	$122,785	2.92%
discretionary	Lions Gate Entertainment Corp.	3,001,000	95,012	2.26
22.98%	Melco Crown Entertainment Ltd. (ADR)[1]	2,182,000	85,578	2.04
	Penske Automotive Group, Inc.	1,205,000	56,828	1.35
	Tesla Motors, Inc.[1]	300,000	45,114	1.08
	Paddy Power PLC	438,000	37,359.89
	Domino’s Pizza, Inc.	513,000	35,730.85
	NagaCorp Ltd.	28,766,000	30,308.72
	Melco International Development Ltd.	8,216,000	30,197.72
	zooplus AG, non-registered shares[1,2]	357,716	25,590.61
	Entertainment One Ltd.[1]	5,685,300	24,403.58
	Hankook Tire Co., Ltd.[1]	418,940	24,096.57
	Minth Group Ltd.	11,246,000	23,350.56
	Wendy’s Co.	2,460,000	21,451.51
	Other securities		307,349	7.32
			965,150	22.98

Health care	Synageva BioPharma Corp.[1]	1,346,100	87,120	2.07
14.25%	athenahealth, Inc.[1]	425,798	57,270	1.36
	BioMarin Pharmaceutical Inc.[1]	769,800	54,094	1.29
	Illumina, Inc.[1]	451,300	49,923	1.19
	Paladin Labs Inc.[1]	300,000	33,458.80
	Algeta ASA[1]	506,000	29,933.71
	Hikma Pharmaceuticals PLC	1,491,000	29,653.71
	Novadaq Technologies Inc.[1]	1,370,700	22,603.54
	Other securities		234,594	5.58
			598,648	14.25

Industrials	International Container Terminal Services, Inc.	34,610,000	79,541	1.89
11.11%	Intertek Group PLC	1,065,000	55,518	1.32
	Moog Inc., Class A1	547,100	37,170.89
	Polypore International, Inc.[1]	672,000	26,141.62
	Other securities		268,361	6.39
			466,731	11.11

Information	AAC Technologies Holdings Inc.	11,687,100	56,745	1.35
technology	Palo Alto Networks, Inc.[1]	628,200	36,103.86
9.37%	Semiconductor Manufacturing International Corp.[1]	311,975,000	24,542.59
	OpenTable, Inc.[1]	292,789	23,239.55
	Other securities		252,760	6.02
			393,389	9.37

American Funds Insurance Series

Global Small Capitalization Fund

			Value	Percent of
Common stocks		Shares	(000)	net assets
Financials	Ocwen Financial Corp.[1]	1,094,000	$60,662	1.45%
8.75%	SVB Financial Group[1]	257,600	27,012.64
	Old Republic International Corp.	1,450,000	25,041.60
	Kemper Corp.	595,000	24,324.58
	K. Wah International Holdings Ltd.	38,204,793	23,156.55
	Altisource Residential Corp.	745,127	22,436.53
	Other securities		184,695	4.40
			367,326	8.75

Materials	OM Group, Inc.[1]	735,000	26,761.64
5.49%	AptarGroup, Inc.	345,500	23,428.56
	PolyOne Corp.	660,168	23,337.55
	Other securities		156,910	3.74
			230,436	5.49

Energy	Ophir Energy PLC[1]	7,209,562	39,135.93
5.45%	InterOil Corp.[1]	754,235	38,836.93
	Amerisur Resources PLC[1]	27,117,360	26,719.64
	Other securities		124,075	2.95
			228,765	5.45

Utilities	ENN Energy Holdings Ltd.	18,321,700	135,505	3.22
4.12%	Other securities		37,767.90
			173,272	4.12

Consumer staples	Puregold Price Club, Inc.	37,418,000	31,953.76
3.21%	Other securities		102,987	2.45
			134,940	3.21

Telecommunication	Other securities		18,509.44
services
0.44%

Miscellaneous	Other common stocks in initial period of acquisition		206,006	4.90
4.90%
	Total common stocks (cost: $2,614,000,000)		3,783,172	90.07

American Funds Insurance Series

Global Small Capitalization Fund

		Value	Percent of
Rights & warrants 0.00%		(000)	net assets
Miscellaneous	Other rights & warrants in initial period of acquisition	$ —	.00%
0.00%
	Total rights & warrants (cost: $264,000)	—	.00

Convertible securities 0.27%
Other	Other securities	11,116.27
0.27%
	Total convertible securities (cost: $6,941,000)	11,116.27

Bonds, notes & other debt instruments 0.32%
U.S. Treasury	Other securities	13,351.32
bonds & notes
0.32%	Total bonds, notes & other debt instruments (cost: $13,341,000)	13,351.32

American Funds Insurance Series

Global Small Capitalization Fund

	Principal amount	Value	Percent of
Short-term securities 9.27%	(000)	(000)	net assets
Federal Home Loan Bank 0.06%–0.115% due 1/22–5/16/2014	$111,200	$111,185	2.65%
Freddie Mac 0.10%–0.14% due 5/2–9/17/2014	63,800	63,756	1.52
Sumitomo Mitsui Banking Corp. 0.15%–0.165% due 1/8–1/17/2014[3]	34,500	34,498.82
Wells Fargo & Co. 0.22% due 6/17/2014	27,400	27,362.65
BNP Paribas Finance Inc. 0.19% due 3/3/2014	27,100	27,092.64
Gotham Funding Corp. 0.14% due 1/7/2014[3]	17,600	17,600.56
Victory Receivables Corp. 0.16% due 1/9/2014[3]	5,900	5,900
Bank of Nova Scotia 0.165% due 4/7/2014	22,900	22,890.54
Other securities		79,269	1.89
Total short-term securities (cost: $389,556,000)		389,552	9.27
Total investment securities (cost: $3,024,102,000)		4,197,191	99.93
Other assets less liabilities		3,079.07
Net assets		$4,200,270	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $34,623,000 over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2013 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	1/8/2014	Barclays Bank PLC	$3,197	A$3,500	$ 73
Australian dollars	1/28/2014	UBS AG	$884	A$1,000	(7)
Euros	1/17/2014	HSBC Bank	$2,447	€1,800	(29)
Japanese yen	1/6/2014	Bank of New York Mellon	$11,106	¥1,125,000	423
					$460

American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2013 (000)
zooplus AG, non-registered shares[1]	357,716	—	—	357,716	$ —	$25,590
JVM Co., Ltd.[1]	411,500	—	—	411,500	—	19,184
Mauna Kea Technologies SA1	555,400	326,000	—	881,400	—	12,671
Ultragenyx Pharmaceutical Inc.,
Series B, convertible preferred[1,4,5]	1,904,544	—	—	1,904,544	—	8,527
Time Technoplast Ltd.	11,888,000	—	—	11,888,000	85	7,428
Airesis SA1	3,294,151	—	—	3,294,151	—	5,650
Victoria Oil & Gas PLC[1]	—	278,662,420	—	278,662,420	—	5,191
Canadian Overseas Petroleum Ltd.[1]	6,720,000	9,950,000	—	16,670,000	—	4,158
Canadian Overseas Petroleum Ltd.,
warrants, expire 2013	4,000,000	—	4,000,000	—	—	—
Canadian Overseas Petroleum Ltd.	8,000,000	—	8,000,000	—	—	—
Indochine Mining Ltd.[1]	35,000,000	23,574,166	—	58,574,166	—	2,249
Hummingbird Resources PLC[1]	3,475,000	—	—	3,475,000	—	1,928
Sylvania Platinum Ltd. (CDI)[1]	15,000,000	—	—	15,000,000	—	1,552
Wildhorse Energy Ltd. (GBP denominated) [1]	16,227,016	—	—	16,227,016	—	391
Wildhorse Energy Ltd. (CDI)[1]	7,225,777	—	—	7,225,777	—	200
Phorm Corp. Ltd.[6]	—	5,000,000	5,000,000	—	—	—
Phorm Corp. Ltd.[6]	5,260,000	—	5,260,000	—	—	—
					$85	$94,719

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $87,814,000, which represented 2.09% of the net assets of the fund.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $21,765,000, which represented .52% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/17/2012 at a cost of $5,274,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $10,748,000, which represented .26% of the net assets of the fund. These securities were acquired from 12/17/2009 to 12/17/2012 at an aggregate cost of $9,095,000.
[6]	Unaffiliated issuer at 12/31/2013.

Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
A$ = Australian dollars
€ = Euros
GBP = British pounds
¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 97.38%		Shares	(000)	net assets
Consumer	Amazon.com, Inc.[1]	2,786,800	$1,111,348	4.72%
discretionary	Home Depot, Inc.	8,040,000	662,014	2.81
21.60%	Comcast Corp., Class A	6,180,000	321,144	1.36
	Wynn Macau, Ltd.	53,010,200	240,293	1.02
	Las Vegas Sands Corp.	2,848,000	224,622.95
	NIKE, Inc., Class B	2,690,000	211,542.90
	Tiffany & Co.	2,135,000	198,085.84
	Johnson Controls, Inc.	3,549,100	182,069.77
	Time Warner Inc.	2,333,333	162,680.69
	Twenty-First Century Fox, Inc., Class A	4,548,400	160,013.68
	Other securities		1,615,374	6.86
			5,089,184	21.60

Financials	Wells Fargo & Co.	15,478,396	702,719	2.98
16.24%	American Express Co.	4,000,000	362,920	1.54
	Bank of America Corp.	20,000,000	311,400	1.32
	Berkshire Hathaway Inc., Class A1	1,500	266,850	1.13
	Citigroup Inc.	4,444,000	231,577.99
	JPMorgan Chase & Co.	3,553,920	207,833.88
	Capital One Financial Corp.	2,580,000	197,654.84
	Goldman Sachs Group, Inc.	984,400	174,495.74
	Onex Corp.	3,110,500	167,933.71
	Legal & General Group PLC	45,158,246	166,535.71
	Other securities		1,036,026	4.40
			3,825,942	16.24

Information	Google Inc., Class A1	731,500	819,799	3.48
technology	ASML Holding NV (New York registered)	3,371,016	315,864
15.47%	ASML Holding NV	2,190,184	205,007	2.21
	salesforce.com, inc.[1]	5,655,000	312,099	1.33
	Taiwan Semiconductor Manufacturing Co. Ltd.	67,583,000	239,234	1.02
	Apple Inc.	400,000	224,444.95
	Concur Technologies, Inc.[1]	1,700,000	175,406.74
	Other securities		1,351,514	5.74
			3,643,367	15.47

Health care	Gilead Sciences, Inc.[1]	6,128,800	460,579	1.96
13.31%	Incyte Corp.[1]	7,672,800	388,474	1.65
	Regeneron Pharmaceuticals, Inc.[1]	1,130,600	311,186	1.32
	UnitedHealth Group Inc.	3,510,000	264,303	1.12
	Grifols, SA, Class A, non-registered shares	4,285,000	204,935
	Grifols, SA, Class B, non-registered shares	1,215,850	43,296	1.08
	Grifols, SA, Class B (ADR)	195,000	7,043
	Vertex Pharmaceuticals Inc.[1]	3,403,700	252,895	1.07
	Edwards Lifesciences Corp.[1]	3,040,400	199,937.85
	Hologic, Inc.[1]	7,876,400	176,038.75
	Other securities		827,597	3.51
			3,136,283	13.31

American Funds Insurance Series

Growth Fund

			Value	Percent of
Common stocks (continued)		Shares	(000)	net assets
Energy	Suncor Energy Inc.	7,852,093	$ 275,276	1.17%
9.75%	Core Laboratories NV	1,185,000	226,276.96
	Pioneer Natural Resources Co.	1,130,000	207,999.88
	Noble Energy, Inc.	2,960,000	201,606.86
	Concho Resources Inc.[1]	1,830,000	197,640.84
	FMC Technologies, Inc.[1]	3,000,000	156,630.66
	Other securities		1,032,367	4.38
			2,297,794	9.75

Industrials	Boeing Co.	2,305,000	314,609	1.33
9.45%	Union Pacific Corp.	1,650,000	277,200	1.18
	Oshkosh Corp.[2]	4,947,000	249,230	1.06
	European Aeronautic Defence and Space Co. EADS NV	2,750,000	211,139.90
	Rockwell Collins, Inc.	2,636,900	194,920.83
	Other securities		978,535	4.15
			2,225,633	9.45

Consumer staples	Costco Wholesale Corp.	2,485,000	295,740	1.25
5.45%	PepsiCo, Inc.	3,055,000	253,382	1.08
	Herbalife Ltd.	2,000,000	157,400.67
	Other securities		578,016	2.45
			1,284,538	5.45

Other	Other securities		1,359,715	5.77
5.77%

Miscellaneous	Other common stocks in initial period of acquisition		78,796.34
0.34%
	Total common stocks (cost: $12,679,745,000)		22,941,252	97.38

Rights & warrants 0.07%
Energy	Other securities		16,599.07
0.07%
	Total rights & warrants (cost: $17,736,000)		16,599.07

American Funds Insurance Series

Growth Fund

	Principal amount	Value	Percent of
Short-term securities 2.75%	(000)	(000)	net assets
Fannie Mae 0.055%–0.13% due 1/2–7/23/2014	$195,900	$ 195,850.83%
Freddie Mac 0.11%–0.16% due 1/22–8/19/2014	173,710	173,621.74
Federal Home Loan Bank 0.055%–0.15% due 1/6–9/8/2014	156,900	156,868.67
Wells Fargo & Co. 0.13% due 2/19/2014	24,100	24,094.10
Other securities		96,297.41
Total short-term securities (cost: $646,699,000)		646,730	2.75
Total investment securities (cost: $13,344,180,000)		23,604,581	100.20
Other assets less liabilities		(46,382)	(.20)
Net assets		$23,558,199	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $129,438,000, which represented .55% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2013 (000)
Oshkosh Corp.	—	4,947,000	—	4,947,000	$ 742	$249,230
KGen Power Corp.[1,3,4]	3,166,128	—	—	3,166,128	—	1,741
Harman International Industries, Inc.[5]	3,581,000	—	3,581,000	—	418	—
Incyte Corp.[1,5]	7,910,000	—	237,200	7,672,800	—	—
Sturm, Ruger & Co., Inc.[5]	1,245,000	—	721,700	523,300	2,470	—
					$3,630	$250,971

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $104,862,000, which represented .45% of the net assets of the fund.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/19/2006 at no cost) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $89,936,000, which represented .38% of the net assets of the fund. These securities were acquired from 12/19/2006 to 10/17/2013 at an aggregate cost of $118,311,000.
[5]	Unaffiliated issuer at 12/31/2013.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 95.84%		Shares	(000)	net assets
Financials	AIA Group Ltd.	42,255,700	$ 211,979	2.28%
18.05%	Barclays PLC	40,314,875	181,552	1.96
	Axis Bank Ltd.	6,070,226	127,533	1.37
	Sberbank of Russia (ADR)	8,194,000	103,081
	Sberbank of Russia (GDR)[1]	1,604,711	20,187	1.33
	Prudential PLC	4,688,265	104,031	1.12
	BNP Paribas SA	1,173,501	91,455.98
	Credit Suisse Group AG	2,879,624	88,030.95
	UniCredit SpA	9,894,336	73,231.79
	Commerzbank AG, non-registered shares[2]	4,534,872	73,054.79
	Other securities		601,829	6.48
			1,675,962	18.05

Consumer	Sands China Ltd.	21,522,000	175,827	1.90
discretionary	Volkswagen AG, nonvoting preferred	430,200	120,821	1.30
15.52%	Daimler AG	1,268,000	109,722	1.18
	Hyundai Motor Co.	443,700	99,432	1.07
	Galaxy Entertainment Group Ltd.[2]	10,673,000	95,728	1.03
	Tata Motors Ltd.	14,852,259	90,379.97
	Melco Crown Entertainment Ltd. (ADR)[2]	2,265,000	88,833.96
	adidas AG	580,000	73,918.80
	Li & Fung Ltd.	56,396,000	72,729.78
	Other securities		513,622	5.53
			1,441,011	15.52

Health care	Novartis AG	4,943,900	394,603	4.25
13.51%	Bayer AG	2,276,323	319,260	3.44
	Novo Nordisk A/S, Class B	896,726	164,372	1.77
	Fresenius SE & Co. KGaA	585,602	89,906.97
	Merck KGaA	477,931	85,638.92
	Other securities		201,296	2.16
			1,255,075	13.51

Information	Samsung Electronics Co. Ltd.	269,417	350,254	3.77
technology	Baidu, Inc., Class A (ADR)[2]	998,000	177,524	1.91
13.19%	Murata Manufacturing Co., Ltd.	1,633,900	144,911	1.56
	NetEase, Inc. (ADR)	1,308,605	102,856	1.11
	Tencent Holdings Ltd.	1,326,500	84,609.91
	Gemalto NV	756,453	83,263.90
	Other securities		281,640	3.03
			1,225,057	13.19

American Funds Insurance Series

International Fund

			Value	Percent of
Common stocks		Shares	(000)	net assets
Industrials	SMC Corp.	634,400	$ 159,639	1.72%
12.67%	European Aeronautic Defence and Space Co. EADS NV2	1,200,514	92,173.99
	Legrand SA	1,591,000	87,681.94
	Jardine Matheson Holdings Ltd.	1,360,800	71,183.77
	Ryanair Holdings PLC (ADR)[2]	1,497,700	70,287.76
	ASSA ABLOY AB, Class B	1,328,000	70,159.75
	Schneider Electric SA	741,650	64,686.70
	Bureau Veritas SA	1,941,096	56,732.61
	Deutsche Lufthansa AG2	2,653,500	56,290.61
	Other securities		447,984	4.82
			1,176,814	12.67

Consumer staples	Nestlé SA	2,066,700	151,287	1.63
6.00%	Pernod Ricard SA	1,079,960	123,031	1.32
	Charoen Pokphand Foods PCL	91,125,000	88,740.96
	Other securities		194,324	2.09
			557,382	6.00

Telecommunication	SoftBank Corp.	3,365,100	293,979	3.17
services	MTN Group Ltd.	6,015,800	124,456	1.34
5.67%	Other securities		108,075	1.16
			526,510	5.67

Materials	Syngenta AG	154,900	61,679.66
4.30%	Rio Tinto PLC	1,062,000	59,960.65
	Linde AG	268,600	56,184.60
	Other securities		221,678	2.39
			399,501	4.30

Utilities	Power Grid Corp. of India Ltd.	71,700,440	115,801	1.24
2.30%	Other securities		98,155	1.06
			213,956	2.30

Energy	Royal Dutch Shell PLC, Class B	1,730,000	65,317.70
2.29%	BP PLC	7,709,102	62,304.67
	Other securities		85,454.92
			213,075	2.29

Miscellaneous	Other common stocks in initial period of acquisition		217,290	2.34
2.34%
	Total common stocks (cost: $6,250,422,000)		8,901,633	95.84

American Funds Insurance Series

International Fund

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments 1.02%		(000)	(000)	net assets
U.S. Treasury	4.75% 2014	$65,000	$ 66,109	1.02%
bonds & notes	0.25% 2015	28,200	28,219
1.02%
	Total bonds, notes & other debt instruments (cost: $94,290,000)		94,328	1.02
Short-term securities 3.19%
	Other securities		295,970	3.19
	Total short-term securities (cost: $295,952,000)		295,970	3.19
	Total investment securities (cost: $6,640,664,000)		9,291,931	100.05
	Other assets less liabilities		(4,162)	(.05)
	Net assets		$9,287,769	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $38,437,000, which represented .41% of the net assets of the fund. Some of these securities (with an aggregate value of $6,802,000, an aggregate cost of $32,657,000, and which represented .07% of the net assets of the fund) were acquired from 2/11/1998 to 4/18/2002 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series

International Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $325,075,000 over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2013 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	1/8/2014	Barclays Bank PLC	$2,740	A$3,000	$ 63
Australian dollars	1/28/2014	UBS AG	$9,724	A$11,000	(80)
Euros	1/13/2014	Bank of America, N.A.	$24,838	€18,000	76
Euros	1/29/2014	UBS AG	$7,250	€5,300	(41)
Japanese yen	1/10/2014	Barclays Bank PLC	$61,141	¥6,300,000	1,315
Japanese yen	1/14/2014	HSBC Bank	$6,549	¥670,000	187
Japanese yen	1/17/2014	Barclays Bank PLC	$109,253	¥11,155,000	3,318
Swiss francs	1/23/2014	Citibank	$21,462	CHF19,050	102
					$4,940

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $211,374,000, which represented 2.28% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
A$ = Australian dollars
CHF = Swiss francs
€ = Euros
¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 85.54%		Shares	(000)	net assets
Information	Baidu, Inc., Class A (ADR)[1]	508,200	$ 90,399	3.34%
technology	Alcatel-Lucent[1]	16,426,961	73,627	2.72
15.99%	Google Inc., Class A1	49,900	55,924	2.07
	Mail.Ru Group Ltd. (GDR)	817,853	36,476	2.06
	Mail.Ru Group Ltd. (GDR)[2]	432,264	19,279
	TDK Corp.	1,057,200	50,596	1.87
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,322,000	18,839	1.05
	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	540,000	9,418
	Other securities		77,785	2.88
			432,343	15.99

Consumer	Naspers Ltd., Class N	644,419	67,330	2.49
discretionary	Ctrip.com International, Ltd. (ADR)[1]	718,500	35,652	1.32
14.03%	Melco International Development Ltd.	8,705,000	31,994	1.18
	Arcos Dorados Holdings Inc., Class A	2,561,352	31,043	1.15
	Swatch Group Ltd, non-registered shares	22,450	14,836.99
	Swatch Group Ltd	106,600	11,998
	Toyota Motor Corp.	398,900	24,318.90
	Domino’s Pizza, Inc.	338,000	23,542.87
	Other securities		138,654	5.13
			379,367	14.03

Financials	AEON Financial Service Co., Ltd.	1,520,000	40,703	1.51
10.35%	Citigroup Inc.	560,000	29,182	1.08
	Grupo Financiero Santander México, SAB de CV, Class B (ADR)	2,130,000	29,053	1.07
	Banco Espírito Santo, SA1	18,671,439	26,688.99
	Agricultural Bank of China, Class H	41,743,000	20,510.76
	Housing Development Finance Corp. Ltd.	1,353,000	17,382.64
	Other securities		116,265	4.30
			279,783	10.35

Consumer	OJSC Magnit (GDR)	517,600	34,265	1.28
staples	OJSC Magnit (GDR)[2]	4,500	298
9.14%	LT Group, Inc.	97,658,300	33,974	1.26
	Shoprite Holdings Ltd.	2,046,603	31,996	1.18
	Nestlé SA	293,696	21,499.79
	Pernod Ricard SA	168,900	19,241.71
	Other securities		105,875	3.92
			247,148	9.14

American Funds Insurance Series

New World Fund

			Value	Percent of
Common stocks		Shares	(000)	net assets
Energy	Pacific Rubiales Energy Corp.	2,345,100	$ 40,489	1.50%
8.86%	Africa Oil Corp.[1]	1,765,143	15,337
	Africa Oil Corp.[1,3]	1,502,675	13,057	1.12
	Africa Oil Corp.[1,3,4]	210,300	1,786
	Royal Dutch Shell PLC, Class B	600,000	22,653	1.10
	Royal Dutch Shell PLC, Class B (ADR)	95,000	7,135
	Ophir Energy PLC[1]	5,008,800	27,189	1.01
	Oil Search Ltd.	3,738,085	27,069	1.00
	YPF Sociedad Anónima, Class D (ADR)	660,000	21,754.80
	Galp Energia, SGPS, SA, Class B	1,314,602	21,548.80
	Other securities		41,374	1.53
			239,391	8.86

Health care	Novartis AG	429,500	34,281	1.67
7.64%	Novartis AG (ADR)	134,000	10,771
	Novo Nordisk A/S, Class B	207,120	37,966	1.40
	Krka, dd, Novo mesto	353,049	29,141	1.08
	Baxter International Inc.	255,000	17,735.66
	Other securities		76,544	2.83
			206,438	7.64

Industrials	European Aeronautic Defence and Space Co. EADS NV	431,929	33,163	1.23
7.22%	Cummins Inc.	192,500	27,137	1.00
	ASSA ABLOY AB, Class B	410,886	21,707.80
	Experian PLC	1,079,000	19,905.74
	Mitsui & Co., Ltd.	1,311,000	18,238.68
	Other securities		74,990	2.77
			195,140	7.22

Materials	First Quantum Minerals Ltd.	1,259,300	22,691.84
3.29%	Other securities		66,178	2.45
			88,869	3.29

Telecommunication	SoftBank Corp.	261,700	22,862.85
services	Vodafone Group PLC	4,645,253	18,231.67
2.99%	Other securities		39,696	1.47
			80,789	2.99

Utilities	Other securities		33,936	1.26
1.26%
Miscellaneous	Other common stocks in initial period of acquisition		129,023	4.77
4.77%
	Total common stocks (cost: $1,802,713,000)		2,312,227	85.54

American Funds Insurance Series

New World Fund

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments 8.38%		(000)	(000)	net assets
U.S. Treasury	4.00% 2015	$17,200	$ 17,932.67%
bonds & notes	Other securities		1,678.06
0.73%			19,610.73

Other bonds & notes	Other securities		206,889	7.65
7.65%
	Total bonds, notes & other debt instruments (cost: $222,089,000)		226,499	8.38
Short-term securities 5.82%
	Freddie Mac 0.12%–0.14% due 7/16–9/17/2014	33,600	33,570	1.24
	Federal Home Loan Bank 0.06% due 1/13–3/21/2014	22,900	22,897.85
	Mizuho Funding LLC 0.205%–0.225% due 1/15–3/3/2014[2]	20,200	20,195.75
	General Electric Capital Corp. 0.05% due 1/2/2014	17,600	17,600.65
	Nestlé Capital Corp. 0.10% due 1/7/2014[2]	7,200	7,200.26
	Other securities		55,874	2.07
	Total short-term securities (cost: $157,341,000)		157,336	5.82
	Total investment securities (cost: $2,182,143,000)		2,696,062	99.74
	Other assets less liabilities		7,123.26
	Net assets		$2,703,185	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

New World Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $33,644,000 over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2013 (000)
			Receive (000)	Deliver (000)
Sales:
Brazilian reais	1/9/2014	Citibank	$727	BRL1,725	$ (3)
Brazilian reais	1/10/2014	Citibank	$1,437	BRL3,380	7
Brazilian reais	1/13/2014	JPMorgan Chase	$1,560	BRL3,625	29
Colombian pesos	1/21/2014	Citibank	$1,707	COP3,331,210	(18)
Euros	1/27/2014	Bank of New York Mellon	$2,063	€1,500	—[5]
Japanese yen	1/9/2014	UBS AG	$1,906	¥193,800	65
Japanese yen	1/16/2014	HSBC Bank	$19,031	¥1,941,948	589
Mexican pesos	1/13/2014	Bank of America, N.A.	$1,039	MXN13,800	(17)
Mexican pesos	1/23/2014	Barclays Bank PLC	$3,360	MXN43,650	24
Philippine pesos	1/15/2014	JPMorgan Chase	$1,087	PHP47,900	7
Turkish lira	1/9/2014	HSBC Bank	$2,255	TRY4,625	107
Turkish lira	1/27/2014	Barclays Bank PLC	$1,123	TRY2,320	50
					$840

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $138,423,000, which represented 5.12% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Africa Oil Corp.	12/3/2012	$11,705	$13,057.48%
Africa Oil Corp.	10/17/2013	1,700	1,786.07
Total restricted securities		$13,405	$14,843.55%

[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,820,000, which represented .07% of the net assets of the fund.
[5]	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos
€ = Euros
¥ = Japanese yen
MXN = Mexican pesos
PHP = Philippine pesos
TRY = Turkish lira

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 95.12%		Shares	(000)	net assets
Health care	Amgen Inc.	2,586,800	$ 295,309	4.49%
19.40%	Gilead Sciences, Inc.[1]	3,504,100	263,333	4.01
	AbbVie Inc.	2,234,800	118,020	1.79
	Aetna Inc.	1,635,000	112,145	1.71
	Zimmer Holdings, Inc.	750,000	69,892	1.06
	St. Jude Medical, Inc.	1,060,000	65,667	1.00
	Bristol-Myers Squibb Co.	1,125,000	59,794.91
	Humana Inc.	550,000	56,771.86
	Novartis AG (ADR)	650,500	52,287.80
	UnitedHealth Group Inc.	685,000	51,581.79
	Other securities		129,793	1.98
			1,274,592	19.40

Information	Hewlett-Packard Co.	7,608,440	212,884	3.24
technology	Oracle Corp.	4,982,381	190,626	2.90
15.80%
	Western Union Co.	7,725,000	133,256	2.03
	Apple Inc.	227,500	127,653	1.94
	Microsoft Corp.	3,200,000	119,776	1.82
	Texas Instruments Inc.	2,130,000	93,528	1.43
	Google Inc., Class A1	57,760	64,732.99
	International Business Machines Corp.	330,000	61,898.94
	Other securities		33,597.51
			1,037,950	15.80

Industrials	General Dynamics Corp.	1,130,000	107,971	1.64
12.74%	CSX Corp.	3,200,000	92,064	1.40
	United Parcel Service, Inc., Class B	850,000	89,318	1.36
	Union Pacific Corp.	375,000	63,000.96
	United Technologies Corp.	500,000	56,900.87
	Norfolk Southern Corp.	592,800	55,030.84
	Illinois Tool Works Inc.	650,000	54,652.83
	Rockwell Automation	450,000	53,172.81
	Other securities		264,530	4.03
			836,637	12.74

Consumer staples	Philip Morris International Inc.	2,062,400	179,697	2.73
10.83%	Altria Group, Inc.	4,155,000	159,511	2.43
	CVS/Caremark Corp.	1,650,000	118,090	1.80
	Mondelez International, Inc.	1,580,000	55,774.85
	Kimberly-Clark Corp.	500,000	52,230.79
	Other securities		146,255	2.23
			711,557	10.83

American Funds Insurance Series

Blue Chip Income and Growth Fund

			Value	Percent of
Common stocks		Shares	(000)	net assets
Telecommunication	Verizon Communications Inc.	4,625,000	$ 227,272	3.46%
services	Vodafone Group PLC (ADR)	4,945,000	194,388	2.96
9.97%	CenturyLink, Inc.	5,107,000	162,658	2.48
	AT&T Inc.	2,000,000	70,320	1.07
			654,638	9.97

Consumer	Johnson Controls, Inc.	3,345,000	171,598	2.61
discretionary	General Motors Co.[1]	2,000,000	81,740	1.24
6.75%	YUM! Brands, Inc.	742,300	56,125.86
	Other securities		133,902	2.04
			443,365	6.75

Energy	Royal Dutch Shell PLC, Class B (ADR)	1,150,000	86,376	1.31
5.60%	Exxon Mobil Corp.	756,300	76,538	1.16
	Chevron Corp.	570,000	71,199	1.08
	ConocoPhillips	1,000,000	70,650	1.08
	Other securities		63,630.97
			368,393	5.60

Utilities	Exelon Corp.	4,494,680	123,109	1.87
5.49%	FirstEnergy Corp.	2,979,200	98,254	1.50
	PG&E Corp.	2,413,000	97,196	1.48
	Other securities		42,099.64
			360,658	5.49

Financials	Capital One Financial Corp.	1,450,000	111,084	1.69
4.85%	Prudential Financial, Inc.	789,000	72,762	1.11
	JPMorgan Chase & Co.	1,190,000	69,591	1.06
	Other securities		65,132.99
			318,569	4.85

Materials	Dow Chemical Co.	1,700,000	75,480	1.15
2.25%	Other securities		72,249	1.10
			147,729	2.25

Miscellaneous	Other common stocks in initial period of acquisition		94,118	1.44
1.44%
	Total common stocks (cost: $4,365,827,000)		6,248,206	95.12

American Funds Insurance Series

Blue Chip Income and Growth Fund

	Principal amount	Value	Percent of
Short-term securities 5.33%	(000)	(000)	net assets
Federal Home Loan Bank 0.05%–0.16% due 1/24–6/17/2014	$94,950	$ 94,938	1.44%
IBM Corp. 0.05% due 1/27/2014[2]	36,000	35,999.55
Jupiter Securitization Co., LLC 0.32% due 2/7/2014[2]	8,200	8,198.12
Other securities		211,222	3.22
Total short-term securities (cost: $350,341,000)		350,357	5.33
Total investment securities (cost: $4,716,168,000)		6,598,563	100.45
Other assets less liabilities		(29,467)	(.45)
Net assets		$6,569,096	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $101,488,000, which represented 1.54% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 94.95%		Shares	(000)	net assets
Financials	AXA SA	1,949,200	$ 54,193	2.67%
21.63%	CME Group Inc., Class A	546,847	42,906	2.11
	Banco Santander, SA1	3,175,000	28,417	1.40
	JPMorgan Chase & Co.	408,200	23,872	1.18
	Hospitality Properties Trust	815,000	22,030	1.09
	McGraw Hill Financial, Inc.	280,500	21,935	1.08
	Wells Fargo & Co.	445,000	20,203	1.00
	Shinsei Bank, Ltd.	8,060,000	19,670.97
	Oaktree Capital Group, LLC	285,000	16,769.83
	KeyCorp	1,205,000	16,171.80
	BNP Paribas SA	194,031	15,122.74
	Marsh & McLennan Companies, Inc.	300,000	14,508.71
	Sumitomo Mitsui Financial Group, Inc.	280,000	14,411.71
	Grupo Financiero Santander México, SAB de CV, Class B (ADR)	1,025,000	13,981.69
	Other securities		114,620	5.65
			438,808	21.63

Consumer	Home Depot, Inc.	525,000	43,228	2.13
discretionary	Honda Motor Co., Ltd.	710,000	29,193	1.44
15.24%	Amazon.com, Inc.[1]	57,400	22,891	1.13
	D.R. Horton, Inc.	1,000,000	22,320	1.10
	HUGO BOSS AG	150,000	21,358	1.05
	Comcast Corp., Class A	384,000	19,955.99
	Carnival Corp., units	475,000	19,081.94
	Twenty-First Century Fox, Inc., Class A	485,000	17,062.84
	Other securities		114,042	5.62
			309,130	15.24

Industrials	United Continental Holdings, Inc.[1]	900,000	34,047	1.68
11.36%	Lockheed Martin Corp.	200,000	29,732	1.46
	Meggitt PLC	3,156,892	27,576	1.36
	European Aeronautic Defence and Space Co. EADS NV	274,000	21,037	1.04
	Geberit AG	60,000	18,194.90
	Other securities		99,834	4.92
			230,420	11.36

Information	Taiwan Semiconductor Manufacturing Co. Ltd.	13,710,800	48,534	2.39
technology	STMicroelectronics NV	4,370,000	35,109	1.73
10.46%	Google Inc., Class A1	28,000	31,380	1.55
	Microsoft Corp.	485,000	18,154.89
	Other securities		79,105	3.90
			212,282	10.46

Health care	Merck & Co., Inc.	1,489,944	74,572	3.68
8.18%	Novartis AG	303,000	24,184	1.19
	Vertex Pharmaceuticals Inc.[1]	238,877	17,749.88
	Other securities		49,394	2.43
			165,899	8.18

American Funds Insurance Series

Global Growth and Income Fund

			Value	Percent of
Common stocks (continued)		Shares	(000)	net assets
Telecommunication	Vodafone Group PLC	14,845,000	$ 58,261	2.87%
services	MTN Group Ltd.	1,100,000	22,757	1.12
6.20%	TalkTalk Telecom Group PLC	3,920,000	19,863.98
	AT&T Inc.	525,000	18,459.91
	Other securities		6,492.32
			125,832	6.20

Consumer staples	Imperial Tobacco Group PLC	450,000	17,422.86
6.00%	British American Tobacco PLC	318,500	17,078.84
	Other securities		87,284	4.30
			121,784	6.00

Materials	Dow Chemical Co.	445,000	19,758.97
5.52%	Cliffs Natural Resources Inc.	681,200	17,854.88
	OJSC ALROSA[2]	13,328,596	14,183.84
	OJSC ALROSA	2,626,404	2,795
	Nucor Corp.	270,000	14,413.71
	Other securities		42,979	2.12
			111,982	5.52

Utilities	National Grid PLC	3,035,225	39,606	1.95
5.27%	EDP - Energias de Portugal, SA	4,220,000	15,501.77
	Other securities		51,803	2.55
			106,910	5.27

Energy	Kinder Morgan, Inc.	576,000	20,736	1.02
4.24%	Other securities		65,239	3.22
			85,975	4.24

Miscellaneous	Other common stocks in initial period of acquisition		17,334.85
0.85%
	Total common stocks (cost: $1,475,844,000)		1,926,356	94.95

Convertible securities 0.58%
Other	Other securities		11,707.58
0.58%
	Total convertible securities (cost: $6,887,000)		11,707.58

Bonds, notes & other debt instruments 0.49%
Other bonds & notes	Other securities		9,989.49
0.49%
	Total bonds, notes & other debt instruments (cost: $10,540,000)		9,989.49

American Funds Insurance Series

Global Growth and Income Fund

	Principal amount	Value	Percent of
Short-term securities 3.30%	(000)	(000)	net assets
Federal Home Loan Bank 0.04%–0.055% due 1/3–2/24/2014	$27,000	$ 26,998	1.33%
Gotham Funding Corp. 0.14% due 1/13/2014[2]	15,000	14,999	1.29
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.14% due 1/7/2014	11,100	11,100
Other securities		13,900.68
Total short-term securities (cost: $66,997,000)		66,997	3.30
Total investment securities (cost: $1,560,268,000)		2,015,049	99.32
Other assets less liabilities		13,673.68
Net assets		$2,028,722	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,167,000, which represented .06% of the net assets of the fund. These securities (with an aggregate value of $1,167,000, an aggregate cost of $2,006,000, and which represented .06% of the net assets of the fund) were acquired on 12/17/2009 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into a forward currency contract to sell currency as shown in the following table. The average notional amount of open forward currency contracts was $3,604,000 over the prior three-month period.

					Unrealized
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2013
	date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/13/2014	Citibank	$3,484	A$3,840	$58

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2013 (000)
Rickmers Maritime	27,420,000	27,420,000	—	54,840,000	$982	$12,385

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $29,854,000, which represented 1.47% of the net assets of the fund.

Key to abbreviation and symbol
ADR = American Depositary Receipts
A$ = Australian dollars

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 93.06%		Shares	(000)	net assets
Health care	Gilead Sciences, Inc. [1]	12,349,500	$ 928,065	3.71%
17.09%	Amgen Inc.	4,623,700	527,842	2.11
	Illumina, Inc.[1]	2,250,000	248,895.99
	Biogen Idec Inc.[1]	761,000	212,890.85
	Alexion Pharmaceuticals, Inc.[1]	1,590,000	211,565.84
	Merck & Co., Inc.	3,981,080	199,253.80
	Edwards Lifesciences Corp.[1]	2,793,900	183,727.73
	UnitedHealth Group Inc.	2,350,000	176,955.71
	Other securities		1,588,912	6.35
			4,278,104	17.09

Information	Google Inc., Class A1	582,700	653,038	2.61
technology	Oracle Corp.	13,993,000	535,372	2.14
15.07%	Microsoft Corp.	13,756,700	514,913	2.06
	Texas Instruments Inc.	11,583,559	508,634	2.03
	Yahoo! Inc.[1]	5,538,000	223,957.89
	Apple Inc.	314,700	176,581.71
	Accenture PLC, Class A	2,025,000	166,495.66
	Intuit Inc.	2,035,000	155,311.62
	Other securities		838,473	3.35
			3,772,774	15.07

Consumer	Amazon.com, Inc.[1]	1,355,000	540,360	2.16
discretionary	Home Depot, Inc.	4,225,000	347,886	1.39
13.86%	Time Warner Inc.	4,646,667	323,966	1.29
	General Motors Co.[1]	7,694,808	314,487	1.26
	Comcast Corp., Class A	4,203,000	218,409	1.07
	Comcast Corp., Class A, special nonvoting shares	1,000,000	49,880
	Twenty-First Century Fox, Inc., Class A	6,987,700	245,827.98
	Mattel, Inc.	4,495,000	213,872.86
	Melco Crown Entertainment Ltd. (ADR)[1]	4,000,000	156,880.63
	Other securities		1,056,845	4.22
			3,468,412	13.86

Industrials	CSX Corp.	11,500,000	330,855	1.32
10.62%	General Dynamics Corp.	2,807,000	268,209	1.07
	Precision Castparts Corp.	889,400	239,515.96
	Nielsen Holdings NV	4,441,839	203,836.82
	3M Co.	1,039,800	145,832.58
	Rockwell Automation	1,147,600	135,600.54
	Other securities		1,333,906	5.33
			2,657,753	10.62

American Funds Insurance Series

Growth-Income Fund

			Value	Percent of
Common stocks		Shares	(000)	net assets
Energy	Schlumberger Ltd.	3,562,000	$ 320,972	1.28%
8.91%	EOG Resources, Inc.	1,703,000	285,832	1.14
	Chevron Corp.	1,976,200	246,847.99
	ConocoPhillips	2,723,360	192,405.77
	Baker Hughes Inc.	3,263,000	180,313.72
	Royal Dutch Shell PLC, Class A (ADR)	2,525,000	179,957.72
	FMC Technologies, Inc.[1]	2,874,300	150,067.60
	Plains GP Holdings, LP, Class A1	5,500,000	147,235.59
	Other securities		525,649	2.10
			2,229,277	8.91

Materials	Dow Chemical Co.	9,918,700	440,390	1.76
7.42%	Celanese Corp., Series A	5,773,900	319,354	1.27
	Other securities		1,098,522	4.39
			1,858,266	7.42

Financials	Prudential Financial, Inc.	2,100,000	193,662.77
6.83%	State Street Corp.	2,280,000	167,329.67
	Other securities		1,349,580	5.39
			1,710,571	6.83

Consumer staples	Philip Morris International Inc.	6,294,500	548,440	2.19
6.38%	Coca-Cola Co.	5,135,400	212,143.85
	Altria Group, Inc.	3,815,000	146,458.58
	Other securities		690,384	2.76
			1,597,425	6.38

Telecommunication	Verizon Communications Inc.	5,720,900	281,125	1.12
services	Crown Castle International Corp.[1]	2,048,600	150,429.60
2.40%	Other securities		169,959.68
			601,513	2.40

Utilities	Other securities		157,689.63
0.63%
Miscellaneous	Other common stocks in initial period of acquisition		964,035	3.85
3.85%
	Total common stocks (cost: $14,303,621,000)		23,295,819	93.06

Rights & warrants 0.02%
Consumer	General Motors Co., Series A, warrants, expire 2016[1]	83,378	2,598
discretionary	General Motors Co., Series B, warrants, expire 2019[1]	83,378	1,929.02
0.02%
	Total rights & warrants (cost: $3,908,000)		4,527.02

American Funds Insurance Series

Growth-Income Fund

		Value	Percent of
Convertible securities 0.47%		(000)	net assets
Other	Other securities	$ 84,779.34%
0.34%
Miscellaneous	Other convertible securities in initial period of acquisition	32,594.13
0.13%
	Total convertible securities (cost: $73,225,000)	117,373.47

Bonds, notes & other debt instruments 0.27%
Other bonds & notes	Other securities	67,195.27
0.27%
	Total bonds, notes & other debt instruments (cost: $61,621,000)	67,195.27

	Principal amount
Short-term securities 6.30%	(000)
Freddie Mac 0.07%–0.16% due 1/14–10/6/2014	$673,300	672,997	2.69
Fannie Mae 0.10%–0.14% due 1/13–9/22/2014	331,500	331,346	1.32
Federal Home Loan Bank 0.06%–0.135% due 1/22–8/26/2014	144,900	144,837.58
Coca-Cola Co. 0.07%–0.18% due 1/6–3/11/2014[2]	52,400	52,397.21
Google Inc. 0.10% due 2/20/2014[2]	40,000	39,996.16
Chevron Corp. 0.08% due 2/19/2014[2]	27,300	27,295.11
Other securities		308,871	1.23
Total short-term securities (cost: $1,577,662,000)		1,577,739	6.30
Total investment securities (cost: $16,020,037,000)		25,062,653	100.12
Other assets less liabilities		(29,299)	(.12)
Net assets		$25,033,354	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $9,997,000, a cost of $6,000,000, and which represented .04% of the net assets of the fund) was acquired on 6/28/2012 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes a portion of a security that was pledged as collateral. The total value of pledged collateral was $290,000, which represented less than .01% of the net assets of the fund.

American Funds Insurance Series

Growth-Income Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $64,042,000 over the prior six-month period.

	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2013 (000)
			Receive (000)	Deliver (000)
Sales:
Japanese yen	1/10/2014	Barclays Bank PLC	$36,721	¥3,783,725	$ 789
Swiss francs	1/14/2014	Bank of America, N.A.	$15,743	CHF14,200	(177)
					$ 612

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $176,588,000, which represented .71% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CHF = Swiss francs
¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 91.70%		Shares	(000)	net assets
Financials	Prudential PLC	912,574	$ 20,250	2.12%
21.28%	Aviva PLC	2,718,500	20,244	2.12
	BNP Paribas SA	233,700	18,213	1.91
	Banco Bilbao Vizcaya Argentaria, SA	618,161	7,609	1.20
	Banco Bilbao Vizcaya Argentaria, SA (ADR)	312,171	3,868
	HSBC Holdings PLC (Hong Kong)	543,368	5,897	1.13
	HSBC Holdings PLC (United Kingdom)	440,000	4,826
	Cheung Kong (Holdings) Ltd.	610,000	9,629	1.01
	Siam Commercial Bank PCL	2,125,000	9,280.97
	Sberbank of Russia (ADR)	580,500	7,303.92
	Sberbank of Russia (GDR)[1]	116,832	1,470
	bank muscat (SAOG)	5,262,000	8,693.91
	Assicurazioni Generali SpA	340,000	7,998.84
	Japan Real Estate Investment Corp.	1,432	7,669.80
	Barclays PLC	1,667,500	7,509.79
	Credit Suisse Group AG	240,219	7,344.77
	Banco Santander, SA2	771,081	6,901.72
	Other securities		48,389	5.07
			203,092	21.28

Consumer	H & M Hennes & Mauritz AB, Class B	381,700	17,578	1.84
discretionary	Volkswagen AG, nonvoting preferred	46,480	13,054	1.37
17.30%	Hyundai Motor Co.	42,760	9,582	1.00
	Whitbread PLC	149,122	9,263.97
	ProSiebenSat.1 Media AG	175,000	8,667.91
	Daily Mail and General Trust PLC, Class A, nonvoting	543,600	8,646.90
	Crown Resorts Ltd.	564,000	8,486.89
	Genting Singapore PLC	7,083,000	8,391.88
	William Hill PLC	1,214,888	8,085.85
	Other securities		73,381	7.69
			165,133	17.30

Health care	Novartis AG	361,870	28,883	3.03
9.97%	Orion Oyj, Class B	429,600	12,068	1.26
	Novo Nordisk A/S, Class B	64,700	11,860	1.24
	Glenmark Pharmaceuticals Ltd.	1,180,000	10,184	1.07
	Teva Pharmaceutical Industries Ltd. (ADR)	253,000	10,140	1.06
	Other securities		22,013	2.31
			95,148	9.97

Consumer staples	Philip Morris International Inc.	268,240	23,372	2.45
9.33%	British American Tobacco PLC	301,600	16,172	1.69
	Pernod Ricard SA	113,550	12,936	1.36
	Nestlé SA	124,000	9,077.95
	CALBEE, Inc.	284,400	6,900.72
	Other securities		20,614	2.16
			89,071	9.33

American Funds Insurance Series

International Growth and Income Fund

			Value	Percent of
Common stocks		Shares	(000)	net assets
Industrials	VINCI SA	346,733	$ 22,762	2.39%
9.30%	Rolls-Royce Holdings PLC[2]	525,000	11,084	1.16
	ASSA ABLOY AB, Class B	206,800	10,925	1.14
	Other securities		43,990	4.61
			88,761	9.30

Utilities	EDP - Energias de Portugal, SA	8,182,137	30,054	3.15
8.05%	National Grid PLC	1,424,696	18,591	1.95
	Power Assets Holdings Ltd.	1,013,000	8,054.84
	Other securities		20,079	2.11
			76,778	8.05

Telecommunication	Vodafone Group PLC	6,836,600	26,831	2.81
services	SoftBank Corp.	131,500	11,488	1.21
6.28%	TeliaSonera AB	883,000	7,352.77
	Other securities		14,235	1.49
			59,906	6.28

Energy	BP PLC	2,446,651	19,773	2.07
3.53%	BG Group PLC	645,200	13,863	1.46
			33,636	3.53

Information	Youku Tudou Inc., Class A (ADR)[2]	520,300	15,765	1.65
technology	Delta Electronics, Inc.	1,380,760	7,876.82
3.51%	Other securities		9,889	1.04
			33,530	3.51

Materials	Other securities		26,951	2.82
2.82%
Miscellaneous	Other common stocks in initial period of acquisition		3,119.33
0.33%
	Total common stocks (cost: $741,296,000)		875,125	91.70

Convertible securities 0.32%
Financials	Other securities		3,092.32
0.32%
	Total convertible securities (cost: $2,905,000)		3,092.32

Bonds, notes & other debt instruments 0.77%
Other bonds & notes	Other securities		7,343.77
0.77%
	Total bonds, notes & other debt instruments (cost: $7,452,000)		7,343.77

American Funds Insurance Series

International Growth and Income Fund

	Principal amount	Value	Percent of
Short-term securities 7.22%	(000)	(000)	net assets
Freddie Mac 0.10%–0.12% due 6/13–7/17/2014	$20,400	$ 20,389	2.14%
General Electric Capital Corp. 0.05% due 1/2/2014	16,100	16,100	1.69
Federal Home Loan Bank 0.06%–0.10% due 2/25–4/2/2014	13,200	13,197	1.38
U.S. Treasury Bill 0.085% due 4/24/2014	10,100	10,098	1.06
Other securities		9,100.95
Total short-term securities (cost: $68,882,000)		68,884	7.22
Total investment securities (cost: $820,535,000)		954,444	100.01
Other assets less liabilities		(137)	(.01)
Net assets		$954,307	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $13,583,000, which represented 1.42% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 69.44%		Shares	(000)	net assets
Consumer	Comcast Corp., Class A	7,325,000	$ 380,644	2.33%
discretionary	Home Depot, Inc.	3,125,000	257,312	1.58
12.38%	Amazon.com, Inc.[1]	550,000	219,334	1.34
	VF Corp.	2,800,000	174,552	1.07
	General Motors Co.[1]	3,500,000	143,045.88
	Naspers Ltd., Class N	1,265,000	132,169.81
	Twenty-First Century Fox, Inc., Class A	3,600,000	126,648.77
	DIRECTV[1]	1,700,000	117,453.72
	Gentex Corp.	3,200,000	105,568.65
	Other securities		363,261	2.23
			2,019,986	12.38

Financials	ACE Ltd.	2,520,000	260,896	1.60
11.56%	Goldman Sachs Group, Inc.	1,350,000	239,301	1.47
	American Express Co.	2,600,000	235,898	1.44
	JPMorgan Chase & Co.	2,750,000	160,820.99
	Citigroup Inc.	2,750,000	143,303.88
	American Tower Corp.	1,575,000	125,716.77
	Bank of America Corp.	8,000,000	124,560.76
	Other securities		596,223	3.65
			1,886,717	11.56

Industrials	Lockheed Martin Corp.	2,115,000	314,416	1.93
8.43%	Boeing Co.	2,270,000	309,832	1.90
	General Electric Co.	5,300,000	148,559.91
	Cummins Inc.	1,030,000	145,199.89
	Parker-Hannifin Corp.	900,000	115,776.71
	Other securities		341,460	2.09
			1,375,242	8.43

Health care	Merck & Co., Inc.	6,350,000	317,817	1.95
8.14%	Gilead Sciences, Inc.[1]	2,850,000	214,177	1.31
	Bristol-Myers Squibb Co.	3,850,000	204,628	1.25
	Johnson & Johnson	2,175,000	199,208	1.22
	Pfizer Inc.	4,685,000	143,502.88
	UnitedHealth Group Inc.	1,500,000	112,950.69
	Incyte Corp.[1]	2,185,000	110,627.68
	Other securities		25,805.16
			1,328,714	8.14

Energy	Kinder Morgan, Inc.	8,090,000	291,240	1.79
8.00%	Chevron Corp.	1,625,000	202,979	1.24
	Noble Energy, Inc.	1,600,000	108,976.67
	Other securities		701,833	4.30
			1,305,028	8.00

American Funds Insurance Series

Asset Allocation Fund

			Value	Percent of
Common stocks (continued)		Shares	(000)	net assets
Information	Microsoft Corp.	11,545,000	$ 432,129	2.65%
technology	ASML Holding NV (New York registered)	2,155,000	201,923	1.24
7.72%	Texas Instruments Inc.	3,000,000	131,730.81
	VeriSign, Inc.[1]	1,700,000	101,626.62
	Other securities		392,690	2.40
			1,260,098	7.72

Materials	FMC Corp.	2,500,000	188,650	1.16
4.93%	Dow Chemical Co.	3,000,000	133,200.82
	Monsanto Co.	900,000	104,895.64
	Sealed Air Corp.	3,000,000	102,150.62
	Other securities		275,143	1.69
			804,038	4.93

Consumer staples	Unilever NV (New York registered)	3,445,000	138,592.85
4.21%	Wal-Mart Stores, Inc.	1,725,000	135,740.83
	Kimberly-Clark Corp.	1,120,000	116,995.72
	Coca-Cola Co.	2,000,000	82,620.50
	Other securities		213,095	1.31
			687,042	4.21

Other	Other securities		341,053	2.10
2.10%
Miscellaneous	Other common stocks in initial period of acquisition		322,655	1.97
1.97%
	Total common stocks (cost: $7,150,472,000)		11,330,573	69.44

Rights & warrants 0.00%
Consumer	Other securities		822.00
discretionary
0.00%	Total rights & warrants (cost: $432,000)		822.00

Convertible securities 0.11%
Industrials	Other securities		7,540.05
0.05%
Miscellaneous	Other convertible securities in initial period of acquisition		10,503.06
0.06%
	Total convertible securities (cost: $15,028,000)		18,043.11

American Funds Insurance Series

Asset Allocation Fund

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments 20.67%		(000)	(000)	net assets
U.S. Treasury bonds & notes 7.61%
U.S. Treasury	0.25% 2014	$200,000	$ 200,040
6.68%	0.25% 2014	157,238	157,370
	0.75% 2014	145,238	145,669	6.68%
	2.625% 2014	105,000	106,528
	1.50%–7.25% 2014–2043	475,384	479,692
			1,089,299	6.68

U.S. Treasury	0.125%–1.875% 2015–2043	154,597	151,419.93
inflation-protected
securities[2]	Total U.S. Treasury bonds & notes		1,240,718	7.61
0.93%

Corporate bonds & notes 7.34%
Health care	Gilead Sciences, Inc. 3.05% 2016	4,300	4,543.03
1.06%	Other securities		168,556	1.03
			173,099	1.06

Industrials	General Electric Capital Corp. 3.10% 2023	3,750	3,559.08
1.04%	General Electric Co. 2.70%–4.125% 2022–2042	9,035	8,429
	Other securities		157,169.96
			169,157	1.04

Financials	JPMorgan Chase & Co. 3.20%–3.45% 2016–2023	9,500	9,394.06
1.03%	Goldman Sachs Group, Inc. 2.90%–3.625% 2018–2023	5,000	4,893.03
	Other securities		154,537.94
			168,824	1.03

Consumer	Comcast Corp. 5.65%–6.95% 2035–2037	6,875	8,165.05
discretionary	Other securities		126,282.77
0.82%			134,447.82

Energy	Chevron Corp. 3.191% 2023	3,500	3,361.02
0.78%	Kinder Morgan Energy Partners, LP 5.00% 2021[3]	2,825	2,793.02
	Other securities		121,664.74
			127,818.78

Other corporate	Other securities		424,705	2.61
bonds & notes
2.61%	Total corporate bonds & notes		1,198,050	7.34

Mortgage-backed obligations[4] 4.73%
	Fannie Mae:
	4.50% 2044	146,000	154,743	3.39
	0%–7.50% 2021–2047[5]	392,656	399,232
	Freddie Mac 4.00%–6.611% 2023–2043[5]	52,590	55,392.34
	Other securities		162,968	1.00
			772,335	4.73

American Funds Insurance Series

Asset Allocation Fund

	Principal amount	Value	Percent of
Bonds, notes & other debt instruments (continued)	(000)	(000)	net assets
Federal agency bonds & notes 0.94%
Freddie Mac, 0.75%–3.111% 2016–2023[4]	$117,881	$ 115,719.71%
Fannie Mae 2.184%–6.25% 2022–2029[5]	32,992	34,203.21
Other securities		3,522.02
		153,444.94
Other bonds & notes 0.05%
Other securities		8,074.05
Total bonds & notes & other debt instruments (cost: $3,360,730,000)		3,372,621	20.67

Short-term securities 11.14%
Freddie Mac 0.07%–0.16% due 1/14–9/17/2014	595,600	595,438	3.65
Federal Home Loan Bank 0.05%–0.15% due 1/16–10/22/2014	432,000	431,873	2.65
Fannie Mae 0.08%–0.15% due 1/2–9/2/2014	311,400	311,220	1.91
Coca-Cola Co. 0.11%–0.13% due 1/24–3/20/2014[3]	98,600	98,587.60
Jupiter Securitization Co., LLC 0.11% due 1/23/2014[3]	15,700	15,699.10
General Electric Capital Corp. 0.05% due 1/2/2014	10,200	10,200.06
Other securities		354,634	2.17
Total short-term securities (cost: $1,817,558,000)		1,817,651	11.14
Total investment securities (cost: $12,344,220,000)		16,539,710	101.36
Other assets less liabilities		(222,017)	(1.36)
Net assets		$16,317,693	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $30,219,000, an aggregate cost of $55,742,000, and which represented .19% of the net assets of the fund) were acquired from 9/14/2009 to 3/15/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $60,412,000, which represented .37% of the net assets of the fund.

“Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $61,799,000, which represented .38% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $735,953,000, which represented 4.51% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.

See Notes to Financial Statements

American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2013

			Value	Percent of
Common stocks 66.56%		Shares	(000)	net assets
Financials	ORIX Corp.	157,000	$ 2,754	1.43%
11.08%	HSBC Holdings PLC	221,300	2,427	1.26
	Link Real Estate Investment Trust	354,509	1,719.90
	Bankia, SA1	965,000	1,638.85
	Sumitomo Mitsui Financial Group, Inc.	31,500	1,621.85
	BNP Paribas SA	19,230	1,499.78
	JPMorgan Chase & Co.	20,700	1,211.63
	Prudential PLC	53,500	1,187.62
	AXA SA	40,300	1,120.58
	Banco Bilbao Vizcaya Argentaria, SA	90,000	1,108.58
	Other securities		4,999	2.60
			21,283	11.08

Industrials	Cummins Inc.	19,200	2,707	1.41
9.78%	General Electric Co.	93,700	2,626	1.37
	Boeing Co.	17,000	2,320	1.21
	BAE Systems PLC	257,000	1,851.96
	KONE Oyj, Class B	38,600	1,742.91
	Schneider Electric SA	19,000	1,657.86
	Randstad Holding NV	22,450	1,456.76
	ASSA ABLOY AB, Class B	22,000	1,162.60
	Other securities		3,275	1.70
			18,796	9.78

Information	ASML Holding NV	47,969	4,490	2.34
technology	Microsoft Corp.	100,000	3,743	1.95
8.83%
	OMRON Corp.	55,000	2,426	1.26
	Google Inc., Class A1	1,100	1,233.64
	Other securities		5,068	2.64
			16,960	8.83

Consumer staples	Nestlé SA	39,240	2,872	1.50
8.62%	Pernod Ricard SA	20,770	2,366	1.23
	Lorillard, Inc.	33,900	1,718.89
	Altria Group, Inc.	31,000	1,190.62
	Philip Morris International Inc.	12,700	1,107.58
	Other securities		7,306	3.80
			16,559	8.62

Health care	Merck & Co., Inc.	72,120	3,610	1.88
7.61%	Bristol-Myers Squibb Co.	63,610	3,381	1.76
	Humana Inc.	12,780	1,319.69
	Novartis AG	15,160	1,210.63
	Other securities		5,088	2.65
			14,608	7.61

American Funds Insurance Series

Global Balanced Fund

			Value	Percent of
Common stocks (continued)		Shares	(000)	net assets
Consumer	Amazon.com, Inc.[1]	9,030	$ 3,601	1.88%
discretionary	Home Depot, Inc.	21,030	1,732.90
7.54%	SES SA, Class A (FDR)	50,700	1,641.85
	Daimler AG	15,380	1,331.69
	Comcast Corp., Class A	21,930	1,140.59
	Other securities		5,053	2.63
			14,498	7.54

Energy	Royal Dutch Shell PLC, Class B	58,470	2,208	1.15
4.68%	Chevron Corp.	16,930	2,115	1.10
	Kinder Morgan, Inc.	46,300	1,667.87
	Other securities		2,995	1.56
			8,985	4.68

Materials	Dow Chemical Co.	37,000	1,643.86
4.14%	OJSC ALROSA[2]	1,253,971	1,334.75
	OJSC ALROSA	101,138	108
	MeadWestvaco Corp.	34,000	1,256.65
	Other securities		3,621	1.88
			7,962	4.14

Telecommunication	Other securities		6,037	3.14
services
3.14%
Utilities	EDP - Energias de Portugal, SA	485,000	1,781.92
1.14%	Other securities		417.22
			2,198	1.14
	Total common stocks (cost: $102,574,000)		127,886	66.56

Preferred securities 0.08%
Financials	Other securities		151.08
0.08%
	Total preferred securities (cost: $150,000)		151.08

Convertible securities 0.52%
Consumer staples	Other securities		1,015.52
0.52%
	Total convertible securities (cost: $1,198,000)		1,015.52

American Funds Insurance Series

Global Balanced Fund

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments 29.53%		(000)	(000)	net assets
Bonds & notes of governments & government agencies outside the U.S. 14.42%
	Japanese Government:
	Series 296, 1.50% 2018	¥135,000	$ 1,358	1.54%
	1.00%–2.30% 2015–2042	160,500	1,601
	United Mexican States Government 3.50%–10.00% 2015–2040[3]	MXN34,569	2,930	1.52
	Polish Government:
	Series 1020, 5.25% 2020	PLN3,250	1,155
	5.25%–5.75% 2014–2021	3,370	1,206	1.40
	5.00%–5.125% 2021–2022	$300	323
	United Kingdom 1.75%–5.00% 2015–2046	£1,375	2,324	1.21
	Spanish Government:
	3.80% 2017	€ 350	507	1.20
	5.40% 2023	1,185	1,792
	Other securities		14,509	7.55
			27,705	14.42
Corporate bonds & notes 8.13%
Financials	HSBC Holdings PLC 4.00% 2022	$100	103.05
2.50%	Other securities		4,700	2.45
			4,803	2.50

Energy	Chevron Corp. 2.355% 2022	150	136.07
1.22%	Other securities		2,211	1.15
			2,347	1.22

Industrials	General Electric Capital Corp. 0.873%–7.125% 2014–2049[4]	880	886.46
0.83%	Boeing Company 0.95% 2018	45	43.02
	Other securities		658.35
			1,587.83

Consumer staples	Pernod Ricard SA 4.45% 2022[2]	150	152.08
0.80%	Other securities		1,383.72
			1,535.80

Other corporate	Other securities		5,341	2.78
bonds & notes
2.78%	Total corporate bonds & notes		15,613	8.13

American Funds Insurance Series

Global Balanced Fund

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments (continued)		(000)	(000)	net assets
U.S. Treasury bonds & notes 4.88%
U.S. Treasury	4.50% 2016	$1,250	$ 1,358
4.34%	1.00% 2017	1,320	1,323	4.34%
	0.25%–8.875% 2015–2043	5,723	5,666
			8,347	4.34

U.S. Treasury	0.125%–2.375% 2015–2042	1,040	1,033.54
inflation-protected
securities[3]	Total U.S. Treasury bonds & notes		9,380	4.88
0.54%

Mortgage-backed obligations[5] 2.10%
	Fannie Mae 2.00%–5.00% 2027–2043	2,957	3,001	1.56
	Other securities		1,035.54
			4,036	2.10
	Total bonds, notes & other debt instruments (cost: $57,705,000)		56,734	29.53

Short-term securities 3.02%
	Federal Home Loan Bank 0.06% due 3/21/2014	2,800	2,799	1.46
	Abbott Laboratories 0.11% due 2/20/2014[2]	2,000	2,000	1.04
	General Electric Capital Corp. 0.05% due 1/2/2014	1,000	1,000.52
	Total short-term securities (cost: $5,799,000)		5,799	3.02
	Total investment securities (cost: $167,426,000)		191,585	99.71
	Other assets less liabilities		552.29
	Net assets		$192,137	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $547,000, which represented .28% of the net assets of the fund.

American Funds Insurance Series

Global Balanced Fund

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $4,874,000 over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2013 (000)
			Receive (000)	Deliver (000)
Purchases:
British pounds	1/9/2014	Citibank	£300	$491	$ 6
British pounds	1/10/2014	Bank of America, N.A.	£300	$491	5
Euros	1/6/2014	Bank of America, N.A.	€229	$310	5
Euros	1/10/2014	Bank of America, N.A.	€349	$480	1
Euros	1/10/2014	Bank of America, N.A.	€362	$491	8
Euros	1/14/2014	Bank of New York Mellon	€88	$121	—[6]
Euros	1/24/2014	HSBC Bank	€399	$545	3
Euros	1/27/2014	HSBC Bank	€900	$1,238	—[6]
Euros	1/30/2014	Credit Suisse AG	€111	$152	1
Japanese yen	1/17/2014	UBS AG	¥43,570	$428	(15)
					$ 14

Sales:
Australian dollars	1/16/2014	Bank of America, N.A.	$226	A$250	$ 3
Australian dollars	1/24/2014	Bank of America, N.A.	$532	A$600	(3)
Brazilian reais	2/3/2014	Citibank	$378	BRL900	—[6]
Euros	1/23/2014	Citibank	¥99,088	€700	(22)
Euros	1/24/2014	Bank of America, N.A.	¥74,503	€525	(15)
Mexican pesos	1/13/2014	HSBC Bank	$219	MXN2,875	(1)
South African rand	1/24/2014	HSBC Bank	$231	ZAR2,400	3
South African rand	1/27/2014	Citibank	$84	ZAR875	1
Swedish kronor	1/13/2014	Citibank	NKr4,509	SKr4,800	(3)
					$(37)

Forward currency contracts - net					$(23)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $7,005,000, which represented 3.65% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Amount less than one thousand.

Key to abbreviations and symbols
FDR = Fiduciary Depositary Receipts
A$ = Australian dollars
BRL = Brazilian reais
€ = Euros
£ = British pounds
¥ = Japanese yen
MXN = Mexican pesos
NKr = Norwegian kroner
PLN = Polish zloty
SKr = Swedish kronor
ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2013

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments 90.69%		(000)	(000)	net assets
U.S. Treasury bonds & notes 30.77%
U.S. Treasury	0.375% 2015	$ 39,000	$ 39,060
26.57%	0.625% 2016	150,000	149,724
	1.00% 2016	117,165	118,181
	1.50% 2016	76,570	78,320
	1.50% 2016	56,775	58,088
	4.625% 2016	30,000	33,305
	7.50% 2016	35,000	41,727
	1.00% 2017	250,110	250,685
	8.75% 2017	75,000	94,297
	1.375% 2018	80,000	79,372	26.57%
	1.25% 2019	47,500	45,993
	8.75% 2020	40,000	56,106
	1.625% 2022	257,451	232,048
	1.625% 2022	84,915	77,034
	1.75% 2023	75,766	68,173
	2.00% 2023	105,034	97,271
	2.50% 2023	255,200	244,632
	2.75% 2023	126,250	123,301
	3.625% 2043	158,100	148,725
	0.25%–7.625% 2014–2043[1]	400,955	427,312
			2,463,354	26.57

U.S. Treasury	0.50% 2015	40,610	41,529
inflation-protected	1.625% 2015	51,271	52,845
securities[2]	1.875% 2015	41,313	43,572
4.20%	2.375% 2017	34,746	38,254	4.20
	0.375% 2023	57,107	55,040
	0.625% 2043	141,159	108,483
	0.125%–2.00% 2018–2042	51,972	50,101
			389,824	4.20
	Total U.S. Treasury bonds & notes		2,853,178	30.77

Corporate bonds & notes 30.75%
Consumer staples	Coca-Cola Co. 1.50%–3.20% 2015–2023	22,645	22,648.24
3.26%	Other securities		280,048	3.02
			302,696	3.26

Industrials	Volvo Treasury AB 5.95% 2015[3]	34,000	35,991.39
2.68%	Other securities		212,045	2.29
			248,036	2.68

Other corporate	Other securities		2,300,103	24.81
bonds & notes
24.81%
	Total corporate bonds & notes		2,850,835	30.75

American Funds Insurance Series

Bond Fund

		Principal amount	Value	Percent of
	Bonds, notes & other debt instruments	(000)	(000)	net assets
	Mortgage-backed obligations [4] 20.99%
	Fannie Mae:
	3.00% 2027	$ 99,580	$ 101,919
	2.50% 2029	82,574	81,748
	4.00% 2042	67,730	69,893
	3.00% 2043	53,683	51,124	12.54%
	3.00% 2043	43,207	41,145
	3.00% 2044	186,000	176,627
	4.50% 2044	287,229	304,429
	1.765%–9.533% 2023–2043[5]	328,110	335,563
	Freddie Mac:
	4.00% 2044	39,500	40,577
	0%–5.50% 2033–2043[5]	158,601	162,141	2.18
	Government National Mortgage Assn.:
	4.00% 2043	74,644	77,811
	4.50% 2043	50,148	53,705	1.46
	4.50% 2040	3,455	3,712
	Other securities		445,728	4.81
			1,946,122	20.99

	Bonds & notes of governments & government agencies outside the U.S. 4.50%
	Spanish Government:
	5.85% 2022	€26,750	41,810	1.58
	5.40% 2023	69,075	104,472
	Polish Government 6.375% 2019	$35,540	41,626.45
	Other securities		229,360	2.47
			417,268	4.50

	Federal agency bonds & notes 2.58%
	Freddie Mac:
	1.25% 2019	48,500	45,959
	0.50%–5.00% 2014–2023[5]	82,268	81,858	1.38
	Federal Home Loan Bank 0.375%–2.50% 2014–2017	55,940	56,142.61
	Fannie Mae 1.25%–5.375% 2016	12,080	12,470.13
	Other securities		42,724.46
			239,153	2.58

	Other bonds & notes 1.10%
	Other securities		101,913	1.10
	Total bonds, notes & other debt instruments (cost: $8,381,060,000)		8,408,469	90.69

	Convertible securities 0.02%
Miscellaneous	Other convertible securities in initial period of acquisition		1,473.02
0.02%
	Total convertible securities (cost: $1,353,000)		1,473.02

American Funds Insurance Series

Bond Fund

	Principal amount		Value	Percent of
Preferred securities 0.11%		(000)	(000)	net assets
Financials	Other securities		$ 7,245.08%
0.08%
Miscellaneous	Other preferred securities in initial period of acquisition		2,640.03
0.03%
	Total preferred securities (cost: $10,208,000)		9,885.11

Common stocks 0.06%
Other	Other securities		5,457.06
0.06%
	Total common stocks (cost: $9,846,000)		5,457.06

Short-term securities 14.24%
	Freddie Mac 0.07%–0.15% due 1/23–10/6/2014	$554,100	553,858	5.97
	Federal Home Loan Bank 0.08%–0.18% due 1/2–7/15/2014	168,200	168,133	1.81
	Coca-Cola Co. 0.11%–0.13% due 1/24–4/10/2014[3]	83,500	83,478.90
	Private Export Funding Corp. 0.13%–0.23% due 2/12–4/9/2014[3]	74,400	74,378.80
	ExxonMobil Corp. 0.07%–0.08% due 1/2–1/21/2014	70,000	69,998.76
	National Rural Utilities Cooperative Finance Corp. 0.09%–0.10% due 1/9–2/7/2014	65,500	65,496.71
	Fannie Mae 0.055%–0.12% due 2/26–5/1/2014	55,100	55,087.59
	U.S. Treasury Bill 0.126% due 8/21/2014	40,000	39,982.43
	Federal Farm Credit Banks 0.13% due 7/21/2014	35,300	35,277.38
	IBM Corp. 0.05% due 1/28/2014[3]	34,200	34,199.37
	Other securities		140,483	1.52
	Total short-term securities (cost: $1,320,441,000)		1,320,369	14.24
	Total investment securities (cost: $9,722,908,000)		9,745,653	105.12
	Other assets less liabilities		(473,568)	(5.12)
	Net assets		$9,272,085	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Insurance Series

Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $131,134,000 over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2013 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	1/10/2014	Bank of New York Mellon	$1,369	€1,000	$ (7)
Euros	1/10/2014	JPMorgan Chase	$82,536	€60,275	(384)
Euros	1/17/2014	JPMorgan Chase	$1,646	€1,200	(5)
Euros	1/29/2014	Citibank	$9,677	€7,075	(56)
Euros	1/29/2014	Citibank	$68,469	€50,125	(487)
Euros	1/30/2014	Citibank	$3,308	€2,400	6
Euros	2/6/2014	JPMorgan Chase	$39,179	€29,000	(716)
					$(1,649)

Interest rate swaps

The fund has entered into an interest rate swap as shown in the following table. The average notional amount of interest rate swaps was $40,000,000 over the prior one-month period.

Pay/receive floating rate	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation at 12/31/2013 (000)
Receive	3-month USD-LIBOR	3.00%	12/23/2023	$40,000	$334

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $5,452,000, which represented .06% of the net assets of the fund. Some of these securities (with an aggregate value of $5,196,000, an aggregate cost of $8,825,000, and which represented .06% of the net assets of the fund) were acquired from 1/26/2009 to 12/13/2011 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $55,644,000, which represented .60% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $3,674,000, which represented .04% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,056,490,000, which represented 11.39% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.

Key to symbol
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2013

		Principal amount		Value	Percent of
Bonds, notes & other debt instruments 92.00%		(000)		(000)	net assets
Euros	Spanish Government:
22.58%	5.50% 2017	€18,415	US$	28,147
	4.50% 2018	16,730		24,792
	5.85% 2022	17,225		26,923	8.59%
	5.40% 2023	90,320		136,604
	3.75%–3.80% 2017–2018	4,180		6,036
	Italian Government:
	4.75% 2017	17,845		26,615
	4.75% 2017	13,525		20,200	3.04
	4.75% 2021	11,125		16,580
	3.50%–4.50% 2018–2024	10,440		15,175
	Irish Government:
	4.50% 2020	22,255		33,526
	3.90% 2023	8,625		12,298	2.33
	4.50%–5.50% 2017–2020	9,305		14,396
	Belgium (Kingdom of):
	Series 69, 1.25% 2018	6,925		9,556
	Series 67, 3.00% 2019	7,280		10,788	1.46
	Series 68, 2.25% 2023	13,065		17,526
	German Government 2.00%–6.25% 2014–2040	19,965		31,861	1.23
	Portuguese Government:
	4.35% 2017	15,195		20,890	1.08
	3.85%–4.75% 2019–2021	5,575		6,967
	Hungarian Government 3.875%–6.00% 2018–2020	14,810		22,282.86
	Other securities			103,313	3.99
				584,475	22.58

Japanese yen	Japanese Government:
5.72%	Series 317, 0.10% 2014	¥2,597,350		24,669
	Series 269, 1.30% 2015	3,795,000		36,561
	Series 284, 1.70% 2016	2,810,000		27,912	5.72
	Series 136, 1.60% 2032	2,265,950		22,061
	1.00%–2.40% 2017–2038	3,654,450		36,959
				148,162	5.72

Polish zloty	Polish Government:
3.93%	Series 1017, 5.25% 2017	PLN144,697		50,967
	Series 0718, 2.50% 2018	34,000		10,748
	Series 1020, 5.25% 2020	20,000		7,110	3.93
	Series 1021, 5.75% 2021	31,280		11,405
	Series 0922, 5.75% 2022	58,890		21,536
				101,766	3.93

Mexican pesos	United Mexican States Government:
3.86%	Series M, 6.25% 2016	MXN147,200		11,867
	Series M, 5.00% 2017	202,000		15,612
	Series M, 8.00% 2020	323,200		27,781	3.86
	Series M30, 10.00% 2036	155,000		15,108
	4.00%–10.00% 2016–2040[1]	342,876		29,587
				99,955	3.86

British pounds	United Kingdom:
3.12%	3.75% 2021	£15,855		28,275
	4.25% 2040	6,620		12,105	3.00
	1.75%–4.75% 2014–2044	22,690		37,363
	Other securities			3,049.12
				80,792	3.12

American Funds Insurance Series

Global Bond Fund

		Principal amount		Value	Percent of
Bonds, notes & other debt instruments		(000)		(000)	net assets
Swedish kronor	Swedish Government:
1.56%	Series 1051, 3.75% 2017	SKr75,380	US$	12,686
	Series 105, 3.50% 2022	109,290		18,527	1.56%
	3.50%–6.75% 2014–2028[1]	47,693		9,249
				40,462	1.56

Norwegian kroner	Norwegian Government:
1.46%	4.25% 2017	NKr115,210		20,485	1.46
	3.75%–4.50% 2019–2021	96,585		17,373
				37,858	1.46

Hungarian forints	Hungarian Government:
1.31%	Series 19/A, 6.50% 2019	HUF2,547,750		12,739	1.31
	Series 20A, 7.50% 2020	4,025,000		21,002
				33,741	1.31

South Korean won	South Korean Government 3.00%–5.75% 2017–2023	KRW30,658,950		29,733	1.15
1.15%
Brazilian reais	Brazil (Federal Republic of) 6.00% 2018[1]	BRL26,493		11,075.43
0.77%	Other securities			8,794.34
				19,869.77

U.S. dollars	U.S. Treasury:
42.15%	1.00% 2017	US$20,685		20,733
	2.75% 2017[2]	15,125		16,014
	3.50% 2018	15,275		16,579
	1.375% 2020	18,525		17,538
	1.625% 2022	57,675		51,984
	1.625% 2022	11,750		10,659	12.39
	2.50% 2023	55,775		53,465
	2.75% 2023	17,750		17,335
	0.25%–7.50% 2014–2043	79,328		80,118
	U.S. Treasury inflation-protected securities:
	0.375% 2023[1]	18,266		17,605
	0.125%–2.375% 2015–2043[1]	18,604		18,815
	Fannie Mae:
	3.00% 2043[3]	16,714		15,917
	3.50% 2044[3]	27,075		26,904	3.30
	2.00%–6.50% 2022–2044[3,4]	41,745		42,484
	Hungarian Government:
	6.25% 2020	11,020		11,943.83
	4.125%–5.375% 2018–2023	9,670		9,659
	Polish Government 5.00%–6.375% 2019–2022	11,200		12,682.49
	Toronto-Dominion Bank 2.375% 2016	1,000		1,039.04
	South Korean Government 5.75% 2014	700		710.03
	Other securities			648,985	25.07
				1,091,168	42.15

Other currencies	Other securities			113,679	4.39
4.39%
	Total bonds, notes & other debt instruments (cost: $2,356,149,000)			2,381,660	92.00

American Funds Insurance Series

Global Bond Fund

		Value	Percent of
Convertible securities 0.02%		(000)	net assets
U.S. dollars	Other securities	US$ 597.02%
0.02%
	Total convertible securities (cost: $386,000)	597.02

Preferred securities 0.11%
U.S. dollars	Other securities	2,774.11
0.11%
	Total preferred securities (cost: $2,845,000)	2,774.11

Common stocks 0.05%
U.S. dollars	Other securities	1,230.05
0.05%
	Total common stocks (cost: $2,458,000)	1,230.05

American Funds Insurance Series

Global Bond Fund

	Principal amount	Value	Percent of
Short-term securities 7.62%	(000)	(000)	net assets
Federal Home Loan Bank 0.05%–0.06% due 1/24–3/21/2014	US$90,000	US$ 89,987	3.48%
Toronto-Dominion Holdings USA Inc. 0.13% due 1/6/2014[5]	25,000	24,999.96
Gotham Funding Corp. 0.16% due 1/14/2014[5]	12,200	12,199.86
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.11% due 1/6/2014	10,000	10,000
Mizuho Funding LLC 0.165% due 1/22/2014[5]	20,000	19,998.77
International Bank for Reconstruction and Development 0.12% due 3/5/2014	15,200	15,198.59
Wal-Mart Stores, Inc. 0.06% due 2/24/2014[5]	15,000	14,999.58
Other securities		9,900.38
Total short-term securities (cost: $197,282,000)		197,280	7.62
Total investment securities (cost: $2,559,120,000)		2,583,541	99.80
Other assets less liabilities		5,249.20
Net assets		US$2,588,790	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,827,000, which represented .07% of the net assets of the fund. Some of these securities (with an aggregate value of $734,000, an aggregate cost of $1,511,000, and which represented .03% of the net assets of the fund) were acquired from 3/16/2007 to 2/15/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series

Global Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $295,709,000 over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 12/31/2013 (000)
			Receive (000)	Deliver (000)
Purchases:
British pounds	1/10/2014	UBS AG	£7,800	$12,769	US$ 146
Euros	1/24/2014	HSBC Bank	€4,235	$5,793	33
Japanese yen	1/17/2014	UBS AG	¥1,633,399	$16,214	(549)
Japanese yen	1/17/2014	JPMorgan Chase	¥445,932	$4,320	(85)
Japanese yen	1/24/2014	JPMorgan Chase	¥1,682,153	$16,395	(420)
Japanese yen	1/27/2014	Citibank	¥1,807,169	$17,535	(353)
Japanese yen	2/7/2014	UBS AG	¥1,319,645	$13,400	(867)
Japanese yen	3/5/2014	Bank of New York Mellon	¥2,712,496	$26,475	(710)
Japanese yen	3/11/2014	Bank of America, N.A.	¥910,822	$8,850	(198)

					US$(3,003)
Sales:
Brazilian reais	1/8/2014	Citibank	$3,586	BRL8,590	US$ (48)
Brazilian reais	1/9/2014	Credit Suisse AG	$2,842	BRL6,750	(13)
Brazilian reais	2/5/2014	Citibank	$11,485	BRL27,615	(113)
Euros	1/10/2014	JPMorgan Chase	$8,462	€6,180	(39)
Euros	1/13/2014	HSBC Bank	$6,030	€4,370	18
Euros	1/13/2014	Bank of America, N.A.	£22,902	€27,200	502
Euros	1/14/2014	Bank of America, N.A.	$2,946	€2,140	2
Euros	1/14/2014	Bank of America, N.A.	¥430,160	€3,040	(97)
Euros	1/14/2014	Bank of America, N.A.	$17,848	€13,130	(215)
Euros	1/17/2014	Bank of America, N.A.	$5,961	€4,345	(16)
Euros	1/24/2014	HSBC Bank	$5,839	€4,240	6
Euros	1/30/2014	Citibank	$6,086	€4,500	(105)
Euros	2/5/2014	Citibank	£3,624	€4,375	(19)
Euros	2/5/2014	HSBC Bank	$6,071	€4,500	(119)
Euros	2/7/2014	UBS AG	£6,220	€7,400	118
Euros	2/7/2014	UBS AG	$10,814	€8,075	(226)
Euros	2/12/2014	UBS AG	$6,368	€4,775	(158)
Japanese yen	1/24/2014	Bank of America, N.A.	$5,813	¥605,500	63
Mexican pesos	1/16/2014	UBS AG	$4,346	MXN56,784	29
Mexican pesos	1/24/2014	Barclays Bank PLC	$2,928	MXN38,150	12
Swedish kronor	1/13/2014	Citibank	$5,874	SKr38,340	(86)
Swedish kronor	1/13/2014	UBS AG	€3,197	SKr28,800	(78)
Swedish kronor	1/23/2014	HSBC Bank	€5,296	SKr47,650	(120)
Swedish kronor	2/10/2014	Bank of America, N.A.	€2,144	SKr19,040	(9)
Turkish lira	1/13/2014	Bank of America, N.A.	$1,261	TRY2,600	54
Turkish lira	1/15/2014	Bank of New York Mellon	$3,085	TRY6,290	167
Turkish lira	1/27/2014	Citibank	$2,221	TRY4,590	98
					US$ (392)
Forward currency contracts – net					US$(3,395)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,951,000, which represented .11% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $268,275,000, which represented 10.36% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2013

	Principal amount		Value	Percent of
Bonds, notes & other debt instruments 89.79%		(000)	(000)	net assets
Corporate bonds & notes 88.96%
Telecommunication	Sprint Nextel Corp.:
services	7.00% 2020	$20,650	$ 22,457
16.67%	6.00%–11.50% 2016–2021[1]	13,310	16,395
	Sprint Corp.:
	7.25% 2021[1]	11,150	12,014	2.92%
	7.875% 2023[1]	2,050	2,209
	Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	1,250	1,709
	Sprint Capital Corp. 6.90% 2019	1,550	1,701
	Wind Acquisition SA:
	11.75% 2017[1]	17,618	18,763
	11.75% 2017	€8,550	12,528	2.36
	7.25% 2018[1]	$7,975	8,424
	7.375% 2018	€4,075	5,940
	MetroPCS Wireless, Inc.:
	6.25% 2021[1]	$16,950	17,649
	6.625% 2023[1]	19,150	19,844	2.35
	T-Mobile US, Inc. 6.542%–6.731% 2020–2022	7,600	8,044
	Leap Wireless International, Inc., Term Loan C, 4.75% 2020[2,3,4]	18,333	18,398	1.69
	Cricket Communications, Inc. 7.75% 2020	12,575	14,383
	NII Capital Corp. 7.625%–11.375% 2016–2021[1]	57,310	31,975	1.65
	Intelsat Jackson Holding Co.:
	6.625% 2022[1]	14,700	15,214
	6.625%–7.25% 2020–2022	6,525	6,824	1.22
	Intelsat Luxembourg Holding Co. 6.75% 2018[1]	1,470	1,569
	Digicel Group Ltd.:
	8.25% 2020[1]	17,300	18,014
	6.00% 2021[1]	5,650	5,466	1.21
	LightSquared, Term Loan B, 12.00% 2014[3,4,5,6]	17,291	20,663	1.07
	Other securities		42,523	2.20
			322,706	16.67

Consumer	DISH DBS Corp.:
discretionary	4.25% 2018	14,775	15,107
14.67%	4.625%–7.875% 2017–2020	11,975	12,444	1.50
	EchoStar DBS Corp. 7.125%–7.75% 2015–2016	1,325	1,448
	Caesars Entertainment Operating Co. 8.00%–11.25% 2017–2020[1]	23,820	23,869	1.23
	Boyd Gaming Corp.:
	9.00% 2020	10,750	11,825	1.13
	9.125% 2018	9,190	10,040
	Revel Entertainment, Term Loan B, 14.50% 2018[2,3,4,5]	11,524	10,487.54
	Needle Merger Sub Corp. 8.125% 2019[1]	9,955	10,465.54
	Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	9,900	10,197.53
	Other securities		178,139	9.20
			284,021	14.67

American Funds Insurance Series

High-Income Bond Fund

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments (continued)		(000)	(000)	net assets
Industrials	Navios Maritime Holdings Inc. 7.375% 2022[1]	$10,050	$ 10,125
13.14%	Navios Maritime Holdings Inc. and
	Navios Maritime Finance II (US) Inc. 8.125% 2019	5,745	5,932	1.17%
	Navios Maritime Acquisition Corporation and
	Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	6,500	6,662
	Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	19,055	20,436	1.06
	JELD-WEN Escrow Corp. 12.25% 2017[1]	14,770	16,838.87
	Ply Gem Industries, Inc. 8.25% 2018	14,239	15,236.79
	Gardner Denver, Inc. Term Loan B, 4.25% 2020[2,3,4]	11,970	12,007.62
	Euramax International, Inc. 9.50% 2016	10,880	10,962.57
	CEVA Group PLC 8.375%–11.625% 2016–2017[1]	6,644	7,008.36
	Beechcraft Holdings, LLC., Term Loan, 5.75% 2020[2,3,4]	6,130	6,201.32
	Other securities		142,846	7.38
			254,253	13.14

Health care	inVentiv Health Inc.:
13.12%	9.00% 2018[1]	10,225	10,736
	11.00% 2018[1]	20,290	18,007	1.84
	11.00% 2018[1]	7,685	6,840
	Kinetic Concepts, Inc.:
	10.50% 2018	15,355	17,735
	12.50% 2019	10,465	11,878	1.62
	Term Loan D1, 4.50% 2018[2,3,4]	1,656	1,671
	VPI Escrow Corp. 5.625%–7.50% 2018–2021[1]	23,955	25,852	1.33
	DJO Finance LLC:
	7.75% 2018	11,635	11,897	1.14
	8.75%–9.875% 2017–2018	9,685	10,208
	Forest Laboratories, Inc. 5.00% 2021[1]	15,450	15,547.80
	INC Research LLC 11.50% 2019[1]	10,690	11,946.62
	Select Medical Holdings Corp. 6.375% 2021	12,155	11,942.62
	Other securities		99,792	5.15
			254,051	13.12

Materials	FMG Resources:
8.16%	6.00% 2017[1]	14,855	15,858
	6.875%–8.25% 2015–2022[1]	15,493	16,836	1.69
	Reynolds Group Inc.:
	5.75% 2020	19,805	20,300	1.39
	7.125%–9.875% 2019	5,915	6,572
	Inmet Mining Corp.:
	8.75% 2020[1]	14,780	16,110
	7.50% 2021[1]	6,270	6,583	1.17
	ArcelorMittal 7.25% 2041[2]	11,105	10,661.55
	Other securities		65,041	3.36
			157,961	8.16

American Funds Insurance Series

High-Income Bond Fund

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments		(000)	(000)	net assets
Information	First Data Corp.:
technology	11.75% 2021[1]	$26,055	$ 27,618
8.09%	12.625% 2021	11,804	13,914	2.93%
	6.75%–11.75% 2019–2022[1,2,5]	14,217	15,140
	Freescale Semiconductor, Inc.:
	5.00% 2021[1]	10,385	10,125
	6.00% 2022[1]	15,600	15,834	1.34
	SRA International, Inc.:
	Term Loan B, 6.50% 2018[2,3,4]	16,678	16,545	1.28
	11.00% 2019	7,835	8,188
	Dell, Inc. Term Loan B, 4.50% 2020[2,3,4]	17,250	17,315.89
	Other securities		32,003	1.65
			156,682	8.09

Energy	NGPL PipeCo LLC:
7.95%	9.625% 2019[1]	16,825	16,531
	Term Loan B, 6.75% 2017[2,3,4]	939	878	1.03
	7.119% 2017[1]	2,775	2,525
	Peabody Energy Corp. 6.00% 2018	11,455	12,257.63
	QGOG Constellation SA 6.25% 2019[1]	11,200	10,724.56
	Other securities		110,923	5.73
			153,838	7.95

Financials	Realogy Corp. 7.875% 2019[1]	11,850	13,065.68
3.51%	Other securities		54,846	2.83
			67,911	3.51

Other corporate	Other securities		70,538	3.65
bonds & notes
3.65%	Total corporate bonds & notes		1,721,961	88.96

Other bonds & notes 0.83%
	Other securities		16,063.83
	Total bonds, notes & other debt instruments (cost: $1,672,973,000)		1,738,024	89.79

American Funds Insurance Series

High-Income Bond Fund

			Value	Percent of
Convertible securities 0.96%		Shares	(000)	net assets
Industrials	CEVA Group PLC, Series A-2, 2.239% convertible preferred[7,8]	2,211	$ 2,780
0.56%	CEVA Group PLC, Series A-1, 3.239% convertible preferred[8]	4,788	8,025.56%
			10,805.56

Other	Other securities		7,799.40
0.40%
	Total convertible securities (cost: $14,032,000)		18,604.96

Preferred securities 0.78%
Financials	Other securities		15,133.78
0.78%
	Total preferred securities (cost: $15,417,000)		15,133.78

Common stocks 2.07%
Industrials	Beech Holdings, LLC[7,8,9]	2,447,858	19,913	1.03
1.40%	CEVA Group PLC[1,8,9]	5,622	7,067.37
	Other securities		1.00
			26,981	1.40

Other	Other securities		12,971.67
0.67%
	Total common stocks (cost: $45,158,000)		39,952	2.07

Rights & warrants 0.01%
Consumer	Other securities		286.01
discretionary
0.01%	Total rights & warrants (cost: $165,000)		286.01

American Funds Insurance Series

High-Income Bond Fund

	Principal amount	Value	Percent of
Short-term securities 4.97%	(000)	(000)	net assets
Fannie Mae 0.055%–0.14% due 2/26–6/2/2014	$24,000	$ 23,991	1.24%
John Deere Financial Ltd. 0.08%–0.09% due 1/8–1/10/2014[1]	17,100	17,100.88
National Rural Utilities Cooperative Finance Corp. 0.10% due 1/28/2014	15,500	15,499.80
Federal Home Loan Bank 0.11% due 5/16/2014	13,300	13,295.69
General Electric Capital Corp. 0.05% due 1/2/2014	13,000	13,000.67
Other securities		13,298.69
Total short-term securities (cost: $96,178,000)		96,183	4.97
Total investment securities (cost: $1,843,923,000)		1,908,182	98.58
Other assets less liabilities		27,452	1.42
Net assets		$1,935,634	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $8,330,000 over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized depreciation at 12/31/2013 (000)
			Receive (000)	Deliver (000)
Sales:
Euros	1/10/2014	Bank of New York Mellon	$4,998	€3,650	$(24)
Euros	1/24/2014	JPMorgan Chase	$1,204	€875	—[10]
					$(24)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $805,752,000, which represented 41.63% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $187,679,000, which represented 9.70% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	dates	(000)	(000)	net assets
Beech Holdings, LLC	3/16/2007–2/15/2013	$18,164	$19,913	1.03%
CEVA Group PLC, Series A-2, 2.239%
convertible preferred	3/10/2010–1/23/2012	2,214	2,780.14
Other restricted securities	2/14/2011–3/15/2013	12,058	3,492.18
Total restricted securities		$32,436	$26,185	1.35%

[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities including those in “Other securities,” was $57,820,000, which represented 2.99% of the net assets of the fund.
[9]	Security did not produce income during the last 12 months.
[10]	Amount less than one thousand.

Key to symbol
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

Mortgage Fund

Summary investment portfolio December 31, 2013

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments 94.51%		(000)	(000)	net assets
Mortgage-backed obligations 74.05%
Federal agency	Fannie Mae:
mortgage-backed	2.50% 2028	$ 2,330	$ 2,309
obligations[1]	3.00% 2028	4,998	5,115
66.39%	3.00% 2042	12,352	11,762
	3.00% 2043	10,864	10,347
	3.00% 2043	6,872	6,545	27.61%
	4.00% 2043	5,331	5,515
	4.00% 2043	2,238	2,309
	3.00% 2044	9,677	9,189
	4.50% 2044	10,425	11,049
	2.50%–5.00% 2027–2043[2]	3,985	4,143
	Government National Mortgage Assn.:
	5.50% 2040	7,325	8,235
	5.00% 2041	3,919	4,256
	5.00% 2041	2,179	2,297
	6.50% 2041	2,732	2,965
	3.50% 2043	3,810	3,850
	3.50% 2043	3,598	3,637
	3.50% 2043	2,881	2,913	22.09
	3.50% 2043	2,664	2,692
	3.50% 2043	2,359	2,384
	4.00% 2043	6,818	7,107
	4.50% 2043	2,484	2,661
	4.50% 2043	1,500	1,606
	4.00% 2044	2,250	2,339
	3.50%–6.00% 2038–2043	7,508	7,674
	Freddie Mac:
	2.50% 2027	1,272	1,265
	5.00% 2034	4,368	4,738
	3.00% 2043	5,125	4,871
	4.00% 2043	9,232	9,516	13.17
	4.00% 2043	2,121	2,186
	4.00% 2043	1,491	1,537
	2.351%–5.50% 2026–2044[2]	8,202	8,461
	Vendee Mortgage Trust:
	Series 2011-2, Class V, 3.75% 2028	5,921	6,128
	Series 2011-2, Class DA, 3.75% 2033	203	212	3.30
	Series 2010-1, Class DA, 4.25% 2035	1,776	1,826
	Other securities		529.22
			164,168	66.39

Commercial	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043	1,888	2,065.83
mortgage-backed	Other securities		8,329	3.37
securities[1]
4.20%			10,394	4.20

Other	Other securities		8,561	3.46
mortgage-backed
securities	Total mortgage-backed obligations		183,123	74.05
3.46%

American Funds Insurance Series

Mortgage Fund

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments		(000)	(000)	net assets
U.S. Treasury bonds & notes 10.07%
U.S. Treasury	2.00% 2014	$2,478	$ 2,534
inflation-protected	2.00% 2014	2,528	2,528
securities[3]	0.50% 2015	5,389	5,511	5.69%
5.69%	0.625% 2043	4,572	3,513
			14,086	5.69

U.S. Treasury	1.50% 2018	2,175	2,163
4.38%	1.75% 2023	1,525	1,372
	2.75% 2023	1,000	977	4.38
	2.875% 2043[4]	2,000	1,615
	3.625% 2043	5,000	4,703
			10,830	4.38
	Total U.S. Treasury bonds & notes		24,916	10.07

Federal agency bonds & notes 9.25%
	Freddie Mac:
	Series K031, Class A2, multifamily 3.30% 2023[1,2]	5,022	4,958
	Series K032, Class A2, multifamily 3.31% 2023[2]	1,250	1,233	4.67
	0.546%–3.531% 2016–2023[1,2]	5,393	5,349
	United States Agency for International Development, Jordan (Kingdom of)
	2.503% 2020	7,000	6,856	2.77
	Federal Home Loan Bank:
	Series 2816, 1.00% 2017	2,970	2,964	1.34
	5.50% 2036	300	347
	Fannie Mae 1.114%–3.329% 2017–2023[1,2]	1,189	1,164.47
			22,871	9.25

Municipals 1.14%
	Other securities		2,810	1.14
	Total bonds, notes & other debt instruments (cost: $235,030,000)		233,720	94.51

American Funds Insurance Series

Mortgage Fund

	Principal amount	Value	Percent of
Short-term securities 10.92%	(000)	(000)	net assets
General Electric Capital Corp. 0.05% due 1/2/2014	$5,200	$ 5,200	2.10%
Federal Farm Credit Banks 0.15% due 5/23/2014	5,000	4,998	2.02
National Rural Utilities Cooperative Finance Corp. 0.09% due 1/8/2014	4,900	4,900	1.98
John Deere Financial Ltd. 0.08% due 1/17/2014[5]	4,500	4,500	1.82
Private Export Funding Corp. 0.08% due 2/20/2014[5]	2,500	2,500	1.01
Coca-Cola Co. 0.10% due 1/15/2014[5]	2,300	2,300.93
Federal Home Loan Bank 0.115% due 5/23/2014	1,600	1,599.65
Other securities		1,000.41
Total short-term securities (cost: $26,996,000)		26,997	10.92
Total investment securities (cost: $262,026,000)		260,717	105.43
Other assets less liabilities		(13,429)	(5.43)
Net assets		$247,288	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $22,525,000 over the prior four-month period.

Pay/receive floating rate	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2013 (000)
Receive	3-month USD-LIBOR	1.039%	11/26/2017	$ 800	$ 8
Receive	3-month USD-LIBOR	1.5125	7/22/2018	5,000	18
Receive	3-month USD-LIBOR	1.5775	8/6/2018	4,000	6
Receive	3-month USD-LIBOR	1.5625	8/9/2018	1,500	4
Receive	3-month USD-LIBOR	2.065	10/30/2020	5,500	128
Pay	3-month USD-LIBOR	2.898	9/23/2023	5,000	(68)
Receive	3-month USD-LIBOR	2.80125	9/27/2023	2,500	55
					$151

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $382,000, which represented .15% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $19,381,000, which represented 7.84% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2013

		Principal amount	Value	Percent of
Bonds, notes & other debt instruments 89.37%		(000)	(000)	net assets
U.S. Treasury bonds & notes 41.85%
U.S. Treasury	2.625% 2014	$ 46,100	$ 46,771
32.62%	1.875% 2015	26,550	27,197
	11.25% 2015	50,680	56,952
	1.50% 2016[1]	46,250	47,307
	1.50% 2016	44,825	45,861
	4.625% 2016	28,875	32,056
	3.25% 2017	25,235	27,123
	4.625% 2017	22,600	25,209
	1.375% 2020	27,375	25,916	32.62%
	1.625% 2022	113,298	102,119
	1.625% 2022	59,028	53,550
	1.75% 2023	37,425	33,674
	2.00% 2023	55,789	51,666
	2.50% 2023	171,500	164,398
	2.75% 2023	121,750	118,906
	2.875% 2043	51,050	41,211
	3.625% 2043	70,350	66,178
	0.25%–7.50% 2016–2043	135,670	142,662
			1,108,756	32.62

U.S. Treasury	2.00% 2014	44,608	45,613
inflation-protected	2.00% 2014	69,441	69,421
securities[2]	0.50% 2015	58,146	59,461	9.23
9.23%	0.625% 2043	121,019	93,004
	0.125%–1.875% 2015–2023	45,793	46,295
			313,794	9.23
	Total U.S. Treasury bonds & notes		1,422,550	41.85

Federal agency mortgage-backed obligations [3] 28.03%
	Fannie Mae:
	3.00% 2042	29,977	28,545
	3.00% 2043	36,678	34,929
	3.00% 2043	28,710	27,342
	3.00% 2043	27,603	26,288	13.65
	3.00% 2044	77,350	73,452
	4.50% 2044	72,600	76,948
	0%–10.65% 2017–2044[4]	194,529	196,396
	Government National Mortgage Assn.:
	5.50% 2040	26,899	30,241
	4.00% 2043	57,694	60,141
	4.50% 2043	27,508	29,468	6.77
	4.50% 2044	24,500	26,202
	3.00%–6.50% 2026–2058[4]	80,353	84,302
	Freddie Mac:
	4.00% 2044	38,000	39,036	6.18
	0%–6.00% 2016–2043[4]	169,336	171,080
	Vendee Mortgage Trust:
	Series 2011-2, Class DA, 3.75% 2033	24,121	25,289	1.35
	Series 2010-1, Class DA, 4.25% 2035	20,051	20,619
	Other securities		2,676.08
			952,954	28.03

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Principal amount		Value	Percent of
Bonds, notes & other debt instruments (continued)	(000)	(000)	net assets
Federal agency bonds & notes 19.32%
Freddie Mac:
0.375% 2014	$ 26,550	$ 26,562
Series K033, Class A2, multifamily 3.06% 2023[4]	33,313	32,175	7.67%
Series K032, Class A2, multifamily 3.31% 2023[4]	28,000	27,632
0.546%–3.607% 2014–2023[3,4]	177,203	174,410
Federal Home Loan Bank:
5.50% 2014	31,410	32,439
0.375% 2015	34,750	34,767	4.62
Series 2816, 1.00% 2017	56,095	55,990
0.625%–5.50% 2015–2036	33,795	33,948
United States Agency for International Development, Jordan (Kingdom of)
2.503% 2020	88,000	86,187	2.54
Tennessee Valley Authority:
3.875% 2021	32,975	34,805	1.92
1.875%–5.88% 2022–2060	31,625	30,528
Federal Farm Credit Banks:
1.625% 2014	18,500	18,724	1.76
0.60% 2017	41,774	41,135
Fannie Mae 1.513%–7.125% 2017–2030[4]	16,137	17,306.51
Private Export Funding Corp. 1.45% 2019	4,750	4,549.14
Other securities		5,538.16
		656,695	19.32
Bonds & notes of government agencies outside the U.S. 0.17%
Other securities		5,633.17
Total bonds, notes & other debt instruments (cost: $3,087,266,000)		3,037,832	89.37

Short-term securities 16.29%
Federal Farm Credit Banks 0.06%–0.15% due 2/10–8/11/2014	120,000	119,959	3.53
Chevron Corp. 0.08%–0.10% due 2/19–3/12/2014[5]	78,700	78,682	2.31
National Rural Utilities Cooperative Finance Corp. 0.09%–0.10% due 1/16–2/7/2014	76,000	75,995	2.24
Private Export Funding Corp. 0.10%–0.23% due 2/12–4/7/2014[5]	70,600	70,581	2.08
John Deere Financial Ltd. 0.08%–0.09% due 1/8–1/10/2014[5]	56,200	56,199	1.65
Coca-Cola Co. 0.16%–0.18% due 1/6–1/21/2014[5]	30,700	30,699.90
IBM Corp. 0.05% due 1/28/2014[5]	27,400	27,399.81
Tennessee Valley Authority 0.06% due 3/20/2014	27,300	27,295.80
Other securities		67,091	1.97
Total short-term securities (cost: $553,887,000)		553,900	16.29
Total investment securities (cost: $3,641,153,000)		3,591,732	105.66
Other assets less liabilities		(192,473)	(5.66)
Net assets		$3,399,259	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $965,000, which represented .03% of the net assets of the fund.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $142,500,000 over the prior three-month period.

Pay/receive floating rate	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation at 12/31/2013 (000)
Receive	3-month USD-LIBOR	1.49%	11/29/2018	$25,000	$ 306
Receive	3-month USD-LIBOR	2.065	10/30/2020	82,500	1,920
Receive	3-month USD-LIBOR	2.7343	11/22/2023	50,000	1,534
Receive	3-month USD-LIBOR	2.74125	11/22/2023	15,000	451
					$4,211

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,401,000, which represented .22% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $317,249,000, which represented 9.33% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Cash Management Fund

Investment portfolio December 31, 2013

	Principal amount		Value	Percent of
Short-term securities 99.65%		(000)	(000)	net assets
Commercial paper	Nestlé Capital Corp. 0.10% due 1/7/2014[1]	$ 20,000	$ 20,000	4.35%
44.30%	Gotham Funding Corp. 0.16% due 1/6/2014[1]	15,000	14,999	4.35
	Victory Receivables Corp. 0.16% due 1/9/2014[1]	5,000	5,000
	Merck & Co. Inc. 0.07% due 2/14/2014[1]	19,000	18,998	4.13
	John Deere Financial Ltd. 0.08% due 1/29/2014[1]	18,000	17,999	3.91
	Australia & New Zealand Banking Group, Ltd. 0.17% due 3/20/2014[1]	17,200	17,195	3.74
	Paccar Financial Corp. 0.09% due 1/3/2014	16,900	16,900	3.67
	KfW 0.15% due 2/28/2014[1]	13,400	13,399	2.91
	GlaxoSmithKline Finance PLC 0.11% due 1/6/2014[1]	12,800	12,800	2.78
	Québec (Province of) 0.085%–0.10% due 1/21–2/10/2014[1]	11,300	11,299	2.46
	Toyota Motor Credit Corp. 0.15% due 2/27/2014	11,200	11,198	2.43
	National Rural Utilities Cooperative Finance Corp. 0.09% due 1/8/2014	11,000	11,000	2.39
	Abbott Laboratories 0.11% due 1/3/2014[1]	9,500	9,500	2.07
	Sumitomo Mitsui Banking Corp. 0.16% due 1/8/2014[1]	9,200	9,200	2.00
	Mizuho Funding LLC 0.165% due 1/22/2014[1]	8,400	8,399	1.83
	Army and Air Force Exchange Service 0.11% due 3/11/2014[1]	4,000	3,999.87
	General Electric Capital Corp. 0.05% due 1/2/2014	1,900	1,900.41
			203,785	44.30

Federal agency	Federal Home Loan Bank 0.05%–0.107% due 1/8–3/19/2014	107,463	107,456	23.36
discount notes	Freddie Mac 0.075%–0.13% due 2/24–3/11/2014	19,900	19,897	4.33
31.23%	Federal Farm Credit Banks 0.06% due 1/10/2014	10,000	10,000	2.17
	Fannie Mae 0.10% due 8/1/2014	6,300	6,296	1.37
			143,649	31.23

U.S. Treasuries	U.S. Treasury Bills 0.032%–0.103% due 1/23–6/5/2014	96,000	95,988	20.86
20.86%
Discount notes	International Bank for Reconstruction and Development 0.065% due 1/17/2014	15,000	14,999	3.26
3.26%
	Total investment securities (cost: $458,408,000)		458,421	99.65
	Other assets less liabilities		1,612.35
	Net assets		$460,033	100.00%

[1]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $162,787,000, which represented 35.39% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2013

			Value	Percent of
		Shares	(000)	net assets
Growth fund	American Funds Insurance Series – Growth Fund, Class 1	335,489	$26,349	94.13%
94.13%
	Total growth fund (cost: $24,332,000)		26,349	94.13

Short-term	Government Cash Management Fund	1,459,936	1,460	5.21
securities
5.21%	Total short-term securities (cost: $1,460,000)		1,460	5.21
	Total investment securities (cost: $25,792,000)		27,809	99.34
	Other assets less liabilities		184.66
	Net assets		$27,993	100.00%

Futures contracts

The fund did not hold any futures contracts as of December 31, 2013. The average month-end notional amount of open futures contracts while held was $1,371,000 during the period May 1, 2013, commencement of operations, to December 31, 2013.

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2013

			Value	Percent of
		Shares	(000)	net assets
Growth fund	American Funds Insurance Series – International Fund, Class 1	741,709	$15,739	93.21%
93.21%
	Total growth fund (cost: $14,596,000)		15,739	93.21

Short-term	Government Cash Management Fund	1,057,747	1,058	6.26
securities
6.26%	Total short-term securities (cost: $1,058,000)		1,058	6.26
	Total investment securities (cost: $15,654,000)		16,797	99.47
	Other assets less liabilities		89.53
	Net assets		$16,886	100.00%

Futures contracts

The fund did not hold any futures contracts as of December 31, 2013. The average month-end notional amount of open futures contracts while held was $2,815,000 during the period May 1, 2013, commencement of operations, to December 31, 2013.

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2013

			Value	Percent of
		Shares	(000)	net assets
Growth-and-income	American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	1,896,886	$24,887	94.41%
fund
94.41%	Total growth-and-income fund (cost: $23,016,000)		24,887	94.41

Short-term	Government Cash Management Fund	1,353,973	1,354	5.14
securities
5.14%	Total short-term securities (cost: $1,354,000)		1,354	5.14
	Total investment securities (cost: $24,370,000)		26,241	99.55
	Other assets less liabilities		118.45
	Net assets		$26,359	100.00%

Futures contracts

The fund did not hold any futures contracts as of December 31, 2013. The average month-end notional amount of open futures contracts while held was $2,080,000 during the period May 1, 2013, commencement of operations, to December 31, 2013.

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2013

			Value	Percent of
		Shares	(000)	net assets
Growth-and-income	American Funds Insurance Series – Growth-Income Fund, Class 1	449,118	$22,779	94.30%
fund
94.30%	Total growth-and-income fund (cost: $20,782,000)		22,779	94.30

Short-term	Government Cash Management Fund	1,308,599	1,309	5.42
securities
5.42%	Total short-term securities (cost: $1,309,000)		1,309	5.42
	Total investment securities (cost: $22,091,000)		24,088	99.72
	Other assets less liabilities		67.28
	Net assets		$24,155	100.00%

Futures contracts

The fund did not hold any futures contracts as of December 31, 2013. The average month-end notional amount of open futures contracts while held was $1,051,000 during the period May 1, 2013, commencement of operations, to December 31, 2013.

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

Investment portfolio December 31, 2013

			Value	Percent of
		Shares	(000)	net assets
Asset allocation	American Funds Insurance Series – Asset Allocation Fund, Class 1*	37,702,567	$847,930	93.48%
fund
93.48%	Total asset allocation fund (cost: $792,975,000)		847,930	93.48

Short-term	Government Cash Management Fund	55,166,587	55,167	6.08
securities
6.08%	Total short-term securities (cost: $55,167,000)		55,167	6.08
	Total investment securities (cost: $848,142,000)		903,097	99.56
	Other assets less liabilities		3,973.44
	Net assets		$907,070	100.00%

*American Funds Insurance Series - Asset Allocation Fund is considered to be an affiliate of the fund under the Investment Company Act of 1940 since the fund holds 5% or more of its outstanding voting shares. Further details on this holding and related transactions during the year ended December 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2013 (000)
American Funds Insurance Series -
Asset Allocation Fund, Class 1	1,670,848	36,448,708	416,989	37,702,567	$10,534	$847,930

Futures contracts

The fund did not hold any futures contracts as of December 31, 2013. The average month-end notional amount of open futures contracts while held was $27,694,000 over the prior 12-month period.

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2013

	Global Growth Fund		Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,909,090		$4,102,472	$23,353,610	$9,291,931	$2,696,062
Affiliated issuers	—		94,719	250,971	—	—
Cash denominated in currencies other than U.S. dollars	10		536	—	— *	22
Cash	57		85	80	132	134
Unrealized appreciation on open forward currency contracts	5,270		496	—	5,061	878
Receivables for:
Sales of investments	826		4,967	4,279	516	214
Sales of fund’s shares	1,683		1,814	3,525	5,994	3,583
Closed forward currency contracts	—		—	—	—	—
Dividends and interest	8,656		2,233	19,329	12,779	8,381
Variation margin on interest rate swaps	—		—	—	—	—
Other	—		—	—	—	107
	5,925,592		4,207,322	23,631,794	9,316,413	2,709,381
Liabilities:
Unrealized depreciation on open forward currency contracts	—		36	—	121	38
Payables for:
Purchases of investments	1,331		2,039	7,615	908	—
Repurchases of fund’s shares	32,487		1,802	55,413	21,451	1,153
Closed forward currency contracts	—		—	—	—	—
Investment advisory services	2,549		2,446	6,417	3,820	1,626
Distribution services	912		619	3,441	1,238	275
Insurance administrative services	—	*	2	2	1	4
Administrative services	49		35	197	77	22
Trustees’ deferred compensation	43		26	448	202	15
Non-U.S. taxes	—		—	—	705	2,970
Variation margin on interest rate swaps	—		—	—	—	—
Other	49		47	62	121	93
	37,420		7,052	73,595	28,644	6,196
Net assets at December 31, 2013	$5,888,172		$4,200,270	$23,558,199	$9,287,769	$2,703,185
Net assets consist of:
Capital paid in on shares of beneficial interest	$3,464,344		$3,032,271	$12,314,484	$7,070,062	$1,939,464
Undistributed (distributions in excess of) net investment income	3,114		(23,219)	33,372	(35,174)	(12,241)
Undistributed (accumulated) net realized gain (loss)	559,294		17,683	949,847	(402,975)	264,161
Net unrealized appreciation	1,861,420		1,173,535	10,260,496	2,655,856	511,801
Net assets at December 31, 2013	$5,888,172		$4,200,270	$23,558,199	$9,287,769	$2,703,185
Investment securities, at cost:
Unaffiliated issuers	$4,053,059		$2,895,583	$13,137,003	$6,640,664	$2,182,143
Affiliated issuers	—		128,519	207,177	—	—
Cash denominated in currencies other than U.S. dollars, at cost	10		536	—	— *	22

See end of Statements of Assets & Liabilities for footnote.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund		Global Balanced Fund	Bond Fund	Global Bond Fund		High-Income Bond Fund

$6,598,563	$2,002,664	$25,062,653	$954,444	$16,539,710		$191,585	$9,745,653	$2,583,541		$1,908,182
—	12,385	—	—	—		—	—	—		—
—	—	—	32	—		—	—	—		—
115	107	61	134	615		85	411	130		1,362
—	58	789	—	—		36	6	1,248		—

9,799	10,797	32,891	1,617	453		2,548	939,236	52,662		255
3,085	480	9,328	141	20,906		27	13,618	5,124		2,182
—	—	—	—	—		—	—	145		—
14,884	7,225	32,144	2,542	42,770		954	67,862	34,363		33,432
—	—	—	—	—		—	310	—		—
—	—	—	—	—		—	—	—		255
6,626,446	2,033,716	25,137,866	958,910	16,604,454		195,235	10,767,096	2,677,213		1,945,668

—	—	177	—	—		59	1,655	4,643		24

44,490	1,526	16,310	3,568	273,022		2,675	1,485,377	81,124		5,954
9,797	2,039	78,525	420	8,431		217	3,857	532		2,733
—	—	—	—	—		5	72	571		—
2,190	1,003	5,600	512	3,802		106	2,883	1,159		757
785	378	3,155	53	1,213		32	1,014	318		228
— *	— *	1	— *	—	*	—	1	—	*	— *
55	17	209	8	136		2	79	22		16
32	12	510	2	148		— *	61	11		50
—	—	—	25	—		—	—	—		—
—	—	—	—	—		—	—	—		—
1	19	25	15	9		2	12	43		272
57,350	4,994	104,512	4,603	286,761		3,098	1,495,011	88,423		10,034
$6,569,096	$2,028,722	$25,033,354	$954,307	$16,317,693		$192,137	$9,272,085	$2,588,790		$1,935,634

$4,686,909	$1,845,616	$14,742,299	$817,010	$11,272,316		$166,792	$9,222,496	$2,538,299		$1,981,043
27,211	(1,984)	57,175	(3,866)	44,514		(344)	33,731	6,522		16,443
(27,423)	(269,806)	1,190,527	7,224	805,342		1,548	(5,703)	22,556		(126,113)
1,882,399	454,896	9,043,353	133,939	4,195,521		24,141	21,561	21,413		64,261
$6,569,096	$2,028,722	$25,033,354	$954,307	$16,317,693		$192,137	$9,272,085	$2,588,790		$1,935,634

$4,716,168	$1,539,135	$16,020,037	$820,535	$12,344,220		$167,426	$9,722,908	$2,559,120		$1,843,923
—	21,133	—	—	—		—	—	—		—
—	—	—	32	—		—	—	—		—
American Funds Insurance Series

Statements of assets and liabilities at December 31, 2013

	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund		Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$260,717	$3,591,732	$458,421	$27,809		$16,797
Affiliated issuers	—	—	—	—		—
Cash denominated in currencies other than U.S. dollars	—	—	—	—		—
Cash	54	136	104	11		7
Unrealized appreciation on open forward currency contracts	—	—	—	—		—
Receivables for:
Sales of investments	50,321	337,057	—	—		—
Sales of fund’s shares	731	2,688	2,390	1,080		139
Closed forward currency contracts	—	—	—	—		—
Dividends and interest	829	16,480	—	—	*	—	*
Variation margin on interest rate swaps	—	607	—	—		—
Other	—	—	—	—		—
	312,652	3,948,700	460,915	28,900		16,943
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	—	—		—
Payables for:
Purchases of investments	65,125	547,483	—	890		47
Repurchases of fund’s shares	116	526	644	—	*	—	*
Closed forward currency contracts	—	—	—	—		—
Investment advisory services	87	964	127	4		3
Distribution services	10	387	87	4		2
Insurance administrative services	—	— *	—	9		5
Administrative services	2	29	4	—		—
Trustees’ deferred compensation	— *	51	20	—	*	—	*
Non-U.S. taxes	—	—	—	—		—
Variation margin on interest rate swaps	24	—	—	—		—
Other	— *	1	—	—	*	—	*
	65,364	549,441	882	907		57
Net assets at December 31, 2013	$247,288	$3,399,259	$460,033	$27,993		$16,886
Net assets consist of:
Capital paid in on shares of beneficial interest	$250,763	$3,458,308	$460,040	$26,100		$15,980
Undistributed (accumulated) net investment income (loss)	11	6,797	(20)	2		6
Accumulated net realized loss	(2,328)	(20,636)	—	(126)		(243)
Net unrealized (depreciation) appreciation	(1,158)	(45,210)	13	2,017		1,143
Net assets at December 31, 2013	$247,288	$3,399,259	$460,033	$27,993		$16,886
Investment securities, at cost:
Unaffiliated issuers	$262,026	$3,641,153	$458,408	$25,792		$15,654
Affiliated issuers	—	—	—	—		—
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—		—

See end of Statements of Assets & Liabilities for footnote.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

$26,241		$24,088		$55,167
—		—		847,930
—		—		—
17		5		399
—		—		—

—		—		—
365		137		11,155
—		—		—
—	*	—	*	—	*
—		—		—
—		—		—
26,623		24,230		914,651

—		—		—

246		58		6,844
—	*	3		—	*
—		—		—
4		3		140
4		3		154
10		8		442
—		—		—
—	*	—	*	—	*
—		—		—
—		—		—
—	*	—	*	1
264		75		7,581
$26,359		$24,155		$907,070

$24,741		$22,332		$852,158
4		3		89
(257)		(177)		(132)
1,871		1,997		54,955
$26,359		$24,155		$907,070

$24,370		$22,091		$55,167
—		—		792,975
—		—		—

American Funds Insurance Series

Statements of assets and liabilities at December 31, 2013

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized:
Class 1:
Net assets	$1,507,830	$1,240,824	$7,002,863	$3,324,213	$1,387,588
Shares outstanding	50,078	48,309	89,165	156,636	55,330
Net asset value per share	$30.11	$25.69	$78.54	$21.22	$25.08
Class 2:
Net assets	$4,379,515	$2,955,577	$16,334,531	$5,915,296	$1,307,231
Shares outstanding	146,355	117,035	209,580	279,697	52,538
Net asset value per share	$29.92	$25.25	$77.94	$21.15	$24.88
Class 3:
Net assets			$215,972	$46,129
Shares outstanding			2,747	2,172
Net asset value per share			$78.62	$21.24
Class 4:
Net assets	$827	$3,869	$4,833	$2,131	$8,366
Shares outstanding	28	151	62	101	335
Net asset value per share	$30.07	$25.57	$78.32	$21.16	$24.99
	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund		Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized:
Class 1:
Net assets	$198,280		$1,583,610	$56,949
Shares outstanding	19,380		132,631	5,034
Net asset value per share	$10.23		$11.94	$11.31
Class 2:
Net assets	$49,007		$1,800,816	$395,105
Shares outstanding	4,796		152,265	35,539
Net asset value per share	$10.22		$11.83	$11.12
Class 3:
Net assets			$14,409	$7,978
Shares outstanding			1,205	712
Net asset value per share			$11.96	$11.21
Class 4:
Net assets	$1		$424	$1
Shares outstanding	—	*	36	—	*
Net asset value per share	$10.23		$11.93	$11.30
Class P1:
Net assets						$166	$109
Shares outstanding						15	10
Net asset value per share						$11.43	$10.82
Class P2:
Net assets						$27,827	$16,777
Shares outstanding						2,435	1,551
Net asset value per share						$11.43	$10.82

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund		Bond Fund	Global Bond Fund	High- Income Bond Fund

$2,814,114	$206,296	$9,856,930	$695,923	$10,515,246	$35,991		$4,506,310	$1,092,964	$855,588
214,457	16,460	194,343	39,816	467,534	3,167		420,020	91,963	76,861
$13.12	$12.53	$50.72	$17.48	$22.49	$11.37		$10.73	$11.88	$11.13

$3,754,876	$1,821,868	$14,979,895	$257,682	$5,759,499	$156,145		$4,762,821	$1,495,815	$1,060,962
288,429	145,665	297,224	14,782	257,941	13,757		448,988	126,706	96,521
$13.02	$12.51	$50.40	$17.43	$22.33	$11.35		$10.61	$11.81	$10.99

		$193,255		$42,452					$18,990
		3,807		1,886					1,702
		$50.77		$22.51					$11.16

$106	$558	$3,274	$702	$496	$1		$2,954	$11	$94
8	45	65	40	22	—	*	276	1	8
$13.12	$12.50	$50.56	$17.45	$22.46	$11.35		$10.69	$11.87	$11.12
Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

$124	$123	$112,037
11	11	9,388
$11.05	$11.50	$11.93

$26,235	$24,032	$795,033
2,375	2,090	66,648
$11.05	$11.50	$11.93

American Funds Insurance Series

Statements of operations for the year ended December 31, 2013

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$ 96,394	$ 35,638	$ 288,623	$173,785	$ 43,679
Interest	449	467	1,389	1,083	14,246
	96,843	36,105	290,012	174,868	57,925
Fees and expenses[3]:
Investment advisory services	29,493	27,187	73,985	44,541	18,795
Distribution services	10,071	6,983	39,334	14,039	3,301
Insurance administrative services	— [4]	2	4	2	5
Transfer agent services	1	— [4]	2	1	— [4]
Administrative services	565	388	2,260	901	259
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	240	165	1,070	423	112
Registration statement and prospectus	63	72	349	72	23
Trustees’ compensation	67	45	331	136	30
Auditing and legal	59	45	156	93	41
Custodian	640	828	820	2,312	968
State and local taxes	27	23	78	41	16
Other	9	6	30	13	6
Total fees and expenses before reimbursement/waiver	41,235	35,744	118,419	62,574	23,556
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	—	—
Other	—	—	—	—	—
Total reimbursement/waiver of fees and expenses	—	—	—	—	—
Total fees and expenses after reimbursement/waiver	41,235	35,744	118,419	62,574	23,556
Net investment income	55,608	361	171,593	112,294	34,369
Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized gain (loss) on:
Investments[2]	923,133	473,896	2,731,845	918,982	265,820
Forward currency contracts	7,558	(817)	—	(11,901)	1,740
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency transactions	(847)	(376)	(4,522)	(1,811)	(2,489)
	929,844	472,703	2,727,323	905,270	265,071
Net unrealized appreciation (depreciation) on:
Investments	519,485	493,888	3,086,846	748,524	(14,981)
Forward currency contracts	5,270	448	—	8,074	945
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency translations	136	(21)	97	539	17
	524,891	494,315	3,086,943	757,137	(14,019)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts, interest rate swaps, futures contracts and currency	1,454,735	967,018	5,814,266	1,662,407	251,052
Net increase (decrease) in net assets resulting from operations	$1,510,343	$967,379	$5,985,859	$1,774,701	$285,421

See end of Statements of Operations for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund		Asset Allocation Fund		Global Balanced Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund

$159,215		$76,679		$412,197	$26,921		$193,809		$3,279	$ 202	$ 37	$ 587
431		3,311		8,022	1,318		94,603		1,402	211,826	77,586	133,808
159,646		79,990		420,219	28,239		288,412		4,681	212,028	77,623	134,395

23,881		12,017		63,617	5,556		40,668		1,127	32,622	13,959	8,860
8,994		4,566		35,740	607		13,867		343	12,090	3,918	2,754
—	[4]	—	[4]	2	—	[4]	—	[4]	—	2	— [4]	— [4]
—	[4]	—	[4]	2	—	[4]	1		— [4]	1	— [4]	— [4]
593		202		2,356	86		1,427		17	884	265	191
—		—		—	—		—		—	—	—	—
129		42		1,132	9		951		2	379	61	69
17		9		323	26		155		9	80	52	28
63		24		356	6		173		2	109	31	31
39		21		161	9		97		2	60	18	13
126		259		461	228		242		31	63	470	15
18		11		66	2		35		— [4]	31	12	9
7		4		31	1		18		5	19	14	9
33,867		17,155		104,247	6,530		57,634		1,538	46,340	18,800	11,979

—		—		—	—		77		—	—	—	—
—		—		—	—		—		—	—	—	—
—		—		—	—		77		—	—	—	—
33,867		17,155		104,247	6,530		57,557		1,538	46,340	18,800	11,979
125,779		62,835		315,972	21,709		230,855		3,143	165,688	58,823	122,416

481,198		267,304		2,959,426	34,867		823,842		4,275	9,921	11,776	15,871
—		—		672	—		—		(357)	—	(42,007)	—
—		—		—	—		—		—	(21)	—	—
—		—		—	—		—		—	—	—	—
—		(35)		(207)	(254)		1,275		(79)	(1,570)	(790)	(765)
481,198		267,269		2,959,891	34,613		825,117		3,839	8,330	(31,021)	15,106

1,061,020		80,651		3,591,352	92,234		1,982,236		13,048	(350,617)	(100,043)	(9,019)
—		58		612	—		—		60	(1,659)	1,929	74
—		—		—	—		—		—	334	—	—
—		—		—	—		—		—	—	—	—
3		55		113	57		27		1	111	11	20
1,061,023		80,764		3,592,077	92,291		1,982,263		13,109	(351,831)	(98,103)	(8,925)
1,542,221		348,033		6,551,968	126,904		2,807,380		16,948	(343,501)	(129,124)	6,181
$1,668,000		$410,868		$6,867,940	$148,613		$3,038,235		$20,091	$(177,813)	$(70,301)	$128,597
American Funds Insurance Series

Statements of operations for the year ended December 31, 2013

	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund[5]		Managed Risk International Fund[5]
Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$ —	$ —	$ —	$ 186		$ 183
Interest	1,552	37,071	479	—	[4]	—	[4]
	1,552	37,071	479	186		183
Fees and expenses[3]:
Investment advisory services	860	12,006	1,586	21		15
Distribution services	124	4,757	1,083	12		6
Insurance administrative services	—	— [4]	—	12		6
Transfer agent services	— [4]	— [4]	— [4]	—	[4]	—	[4]
Administrative services	20	364	50	—		—
Accounting and administrative services	—	—	—	34		34
Reports to shareholders	2	126	17	—	[4]	—	[4]
Registration statement and prospectus	10	43	6	1		1
Trustees’ compensation	2	51	10	—	[4]	—	[4]
Auditing and legal	2	24	3	—	[4]	—	[4]
Custodian	1	10	1	8		8
State and local taxes	— [4]	12	2	—		—
Other	2	5	1	—	[4]	—	[4]
Total fees and expenses before reimbursement/waiver	1,023	17,398	2,759	88		70
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	4		3
Other	—	—	—	40		41
Total reimbursement/waiver of fees and expenses	—	—	—	44		44
Total fees and expenses after reimbursement/waiver	1,023	17,398	2,759	44		26
Net investment income (loss)	529	19,673	(2,280)	142		157
Net realized (loss) gain and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized (loss) gain on:
Investments[2]	(1,144)	(10,439)	— [4]	118		4
Forward currency contracts	—	—	—	—		—
Interest rate swaps	(54)	(448)	—	—		—
Futures contracts	—	—	—	(244)		(288)
Currency transactions	—	—	—	—	[4]	4
	(1,198)	(10,887)	— [4]	(126)		(280)
Net unrealized (depreciation) appreciation on:
Investments	(2,544)	(122,702)	(11)	2,017		1,143
Forward currency contracts	—	—	—	—		—
Interest rate swaps	151	4,211	—	—		—
Futures contracts	—	—	—	—		—
Currency translations	—	—	—	—		—
	(2,393)	(118,491)	(11)	2,017		1,143
Net realized (loss) gain and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency	(3,591)	(129,378)	(11)	1,891		863
Net (decrease) increase in net assets resulting from operations	$(3,062)	$(109,705)	$(2,291)	$2,033		$1,020

1Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.

2Additional information related to affiliated transactions is included in the Notes to Financial Statements.

3Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

4Amount less than one thousand.

5For the period May 1, 2013, commencement of operations, through December 31, 2013.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Managed Risk Blue Chip Income and Growth Fund[5]		Managed Risk Growth- Income Fund[5]		Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

$ 393		$ 243		$10,534
—	[4]	—	[4]	2
393		243		10,536

22		19		847
13		10		725
13		10		838
—	[4]	—	[4]	— [4]
—		—		—
34		34		58
—	[4]	—	[4]	35
1		1		34
—	[4]	—	[4]	1
—	[4]	—	[4]	3
8		8		12
—		—		—
—	[4]	—	[4]	41
91		82		2,594

4		4		169
40		40		83
44		44		252
47		38		2,342
346		205		8,194

25		26		1,005
—		—		—
—		—		—
(282)		(203)		(1,050)
—	[4]	—	[4]	(2)
(257)		(177)		(47)

1,871		1,997		54,945
—		—		—
—		—		—
—		—		—
—		—		—
1,871		1,997		54,945
1,614		1,820		54,898
$1,960		$2,025		$63,092
American Funds Insurance Series

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012
Operations:
Net investment income	$55,608	$60,991	$361	$9,389	$171,593	$219,601
Net realized gain (loss) on investments, forward currency contracts, interest rate swaps, futures contracts and currency transactions	929,844	337,051	472,703	(62,597)	2,727,323	1,768,617
Net unrealized appreciation (depreciation) on investments, forward currency contracts, interest rate swaps, futures contracts and currency translations	524,891	638,745	494,315	637,610	3,086,943	1,983,865
Net increase in net assets resulting from operations	1,510,343	1,036,787	967,379	584,402	5,985,859	3,972,083
Dividends and distributions paid to shareholders:
Dividends from net investment income	(71,780)	(48,274)	(33,337)	(49,282)	(221,528)	(199,835)
Distributions from net realized gain on investments	—	—	—	—	—	—
Total dividends and distributions paid to shareholders	(71,780)	(48,274)	(33,337)	(49,282)	(221,528)	(199,835)
Net capital share transactions	(739,453)	(611,848)	(355,428)	(158,152)	(4,421,762)	(5,872,611)
Total increase (decrease) in net assets	699,110	376,665	578,614	376,968	1,342,569	(2,100,363)
Net assets:
Beginning of period	5,189,062	4,812,397	3,621,656	3,244,688	22,215,630	24,315,993
End of period	$5,888,172	$5,189,062	$4,200,270	$3,621,656	$23,558,199	$22,215,630
Undistributed (distributions in excess of) net investment income	$ 3,114	$ 2,832	$ (23,219)	$ (28,275)	$ 33,372	$ 87,829
	International Growth and Income Fund		Asset Allocation Fund		Global Balanced Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012
Operations:
Net investment income	$21,709	$7,402	$230,855	$239,938	$3,143	$2,361
Net realized gain (loss) on investments, forward currency contracts, interest rate swaps, futures contracts and currency transactions	34,613	(373)	825,117	656,984	3,839	(1,432)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, interest rate swaps, futures contracts and currency translations	92,291	35,077	1,982,263	895,540	13,109	13,693
Net increase (decrease) in net assets resulting from operations	148,613	42,106	3,038,235	1,792,462	20,091	14,622
Dividends and distributions paid to shareholders:
Dividends from net investment income	(23,927)	(9,411)	(240,318)	(249,622)	(2,640)	(2,397)
Distributions from net realized gain on investments	(14,821)	—	—	—	(1,389)	—
Total dividends and distributions paid to shareholders	(38,748)	(9,411)	(240,318)	(249,622)	(4,029)	(2,397)
Net capital share transactions	416,512	161,657	1,058,137	(201,839)	24,936	39,124
Total increase (decrease) in net assets	526,377	194,352	3,856,054	1,341,001	40,998	51,349
Net assets:
Beginning of period	427,930	233,578	12,461,639	11,120,638	151,139	99,790
End of period	$954,307	$427,930	$16,317,693	$12,461,639	$192,137	$151,139
(Distributions in excess of) undistributed net investment income	$(3,866)	$(2,255)	$44,514	$49,224	$(344)	$(252)

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012

$ 112,294	$ 149,039	$ 34,369	$ 32,854	$ 125,779	$ 104,754	$ 62,835	$ 47,025	$ 315,972	$ 391,678
905,270	(91,519)	265,071	71,498	481,198	184,482	267,269	43,123	2,959,891	1,608,151
757,137	1,429,972	(14,019)	284,578	1,061,023	312,798	80,764	237,050	3,592,077	1,854,608
1,774,701	1,487,492	285,421	388,930	1,668,000	602,034	410,868	327,198	6,867,940	3,854,437

(126,296)	(139,135)	(38,680)	(26,969)	(121,475)	(97,174)	(63,217)	(49,855)	(330,882)	(395,890)
—	—	(11,688)	—	—	—	—	—	—	—
(126,296)	(139,135)	(50,368)	(26,969)	(121,475)	(97,174)	(63,217)	(49,855)	(330,882)	(395,890)
(1,488,019)	(787,982)	(49,848)	(19,977)	283,296	(97,654)	(335,904)	(260,359)	(4,856,235)	(3,009,039)
160,386	560,375	185,205	341,984	1,829,821	407,206	11,747	16,984	1,680,823	449,508

9,127,383	8,567,008	2,517,980	2,175,996	4,739,275	4,332,069	2,016,975	1,999,991	23,352,531	22,903,023
$9,287,769	$9,127,383	$2,703,185	$2,517,980	$6,569,096	$4,739,275	$2,028,722	$2,016,975	$25,033,354	$23,352,531
$(35,174)	$(23,909)	$(12,241)	$(8,688)	$27,211	$22,907	$(1,984)	$(1,578)	$57,175	$71,481
Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund
Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012

$ 165,688	$ 188,838	$ 58,823	$ 51,954	$ 122,416	$ 140,823	$ 529	$ 1	$ 19,673	$ 23,825
8,330	231,222	(31,021)	23,525	15,106	1,805	(1,198)	2,018	(10,887)	115,324
(351,831)	62,276	(98,103)	68,532	(8,925)	111,169	(2,393)	581	(118,491)	(60,103)
(177,813)	482,336	(70,301)	144,011	128,597	253,797	(3,062)	2,600	(109,705)	79,046

(176,180)	(231,875)	—	(55,524)	(127,001)	(143,258)	(1,659)	(703)	(27,711)	(43,222)
(97,344)	—	(32,698)	(21,416)	—	—	(345)	(1,250)	(98,424)	(110,100)
(273,524)	(231,875)	(32,698)	(76,940)	(127,001)	(143,258)	(2,004)	(1,953)	(126,135)	(153,322)
762,587	(627,799)	69,173	297,923	(115,679)	67,425	116,261	58,891	(189,164)	87,854
311,250	(377,338)	(33,826)	364,994	(114,083)	177,964	111,195	59,538	(425,004)	13,578

8,960,835	9,338,173	2,622,616	2,257,622	2,049,717	1,871,753	136,093	76,555	3,824,263	3,810,685
$9,272,085	$8,960,835	$2,588,790	$2,622,616	$1,935,634	$2,049,717	$247,288	$136,093	$3,399,259	$3,824,263
$33,731	$33,380	$6,522	$1,823	$16,443	$19,941	$11	$33	$6,797	$5,925
American Funds Insurance Series

Statements of changes in net assets

	Cash Management Fund		Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013[1]	Year ended December 31, 2013[1]	Year ended December 31, 2013[1]	Year ended December 31, 2013[1]
Operations:
Net investment (loss) income	$(2,280)	$(2,432)	$142	$157	$346	$205
Net realized gain (loss) on investments, forward currency contracts, interest rate swaps, futures contracts and currency transactions	— [3]	— [3]	(126)	(280)	(257)	(177)
Net unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency translations	(11)	17	2,017	1,143	1,871	1,997
Net (decrease) increase in net assets resulting from operations	(2,291)	(2,415)	2,033	1,020	1,960	2,025
Dividends and distributions paid to shareholders:
Dividends from net investment income	—	—	(140)	(114)	(342)	(202)
Distributions from net realized gain on investments	—	—	—	—	—	—
Total dividends and distributions paid to shareholders	—	—	(140)	(114)	(342)	(202)
Net capital share transactions	(73,782)	(78,336)	26,100	15,980	24,741	22,332
Total (decrease) increase in net assets	(76,073)	(80,751)	27,993	16,886	26,359	24,155
Net assets:
Beginning of period	536,106	616,857	—	—	—	—
End of period	$460,033	$536,106	$27,993	$16,886	$26,359	$24,155
(Distributions in excess of) undistributed net investment income	$(20)	$(16)	$2	$6	$4	$3

1For the period May 1, 2013, commencement of operations, through December 31, 2013.

2For the period September 28, 2012, commencement of operations, through December 31, 2012.

3Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)
Year ended December 31, 2013	Year ended December 31, 2012[2]

$ 8,194	$ 320
(47)	(42)
54,945	10
63,092	288

(8,151)	(317)
—	—
(8,151)	(317)
817,857	34,301
872,798	34,272

34,272	—
$907,070	$34,272
$89	$3
American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 22 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the investment adviser to the series. Milliman Financial Risk Management LLC (“Milliman”) is the sub-adviser for the risk management strategy for five of the funds (the “managed risk funds”).

The managed risk funds are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund). The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2014; however, the series reserves the right to delay the implementation.

The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities in the U.S. and around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

American Funds Insurance Series

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to provide long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to the assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund’s financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

American Funds Insurance Series

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2013 (dollars in thousands):

American Funds Insurance Series

Global Growth Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$1,455,339	$—	$1,335	$1,456,674
Information technology	1,002,201	—	—	1,002,201
Health care	845,288	—	—	845,288
Financials	825,977	—	—	825,977
Industrials	438,470	—	—	438,470
Consumer staples	340,464	—	—	340,464
Materials	258,378	—	—	258,378
Telecommunication services	198,019	—	—	198,019
Energy	191,316	—	—	191,316
Utilities	28,404	—	—	28,404
Miscellaneous	80,469	—	—	80,469
Bonds, notes & other debt instruments	—	33,166	—	33,166
Short-term securities	—	210,264	—	210,264
Total	$5,664,325	$243,430	$1,335	$5,909,090

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5,270	$—	$5,270

*	Securities with a value of $2,131,726,000, which represented 36.20% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$965,081	$—	$69	$965,150
Health care	590,728	7,920	—	598,648
Industrials	466,731	—	—	466,731
Information technology	393,318	—	71	393,389
Financials	365,990	—	1,336	367,326
Materials	229,224	—	1,212	230,436
Energy	227,020	1,745	—	228,765
Utilities	173,272	—	—	173,272
Consumer staples	134,940	—	—	134,940
Telecommunication services	18,509	—	—	18,509
Miscellaneous	206,006	—	—	206,006
Convertible securities	—	1,704	9,412	11,116
Bonds, notes & other debt instruments	—	13,351	—	13,351
Short-term securities	—	389,552	—	389,552
Total	$3,770,819	$414,272	$12,100	$4,197,191

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$496	$—	$496
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(36)	—	(36)
Total	$—	$460	$—	$460

*	Securities with a value of $1,353,625,000, which represented 32.23% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
American Funds Insurance Series

Growth Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$5,089,184	$—	$—	$5,089,184
Financials	3,794,791	—	31,151	3,825,942
Information technology	3,643,367	—	—	3,643,367
Health care	3,121,357	14,926	—	3,136,283
Energy	2,240,750	24,024	33,020	2,297,794
Industrials	2,225,633	—	—	2,225,633
Consumer staples	1,284,538	—	—	1,284,538
Other	1,357,974	1,741	—	1,359,715
Miscellaneous	78,796	—	—	78,796
Rights & warrants	16,599	—	—	16,599
Short-term securities	—	646,730	—	646,730
Total	$22,852,989	$687,421	$64,171	$23,604,581

*	Securities with a value of $2,082,106,000, which represented 8.84% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$1,675,962	$—	$—	$1,675,962
Consumer discretionary	1,434,209	—	6,802	1,441,011
Health care	1,229,202	25,873	—	1,255,075
Information technology	1,225,057	—	—	1,225,057
Industrials	1,176,814	—	—	1,176,814
Consumer staples	557,382	—	—	557,382
Telecommunication services	526,510	—	—	526,510
Materials	393,739	5,762	—	399,501
Utilities	213,956	—	—	213,956
Energy	213,075	—	—	213,075
Miscellaneous	217,290	—	—	217,290
Bonds, notes & other debt instruments	—	94,328	—	94,328
Short-term securities	—	295,970	—	295,970
Total	$8,863,196	$421,933	$6,802	$9,291,931

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$5,061	$—	$5,061
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(121)	—	(121)
Total	$—	$4,940	$—	$4,940

*	Securities with a value of $7,488,132,000, which represented 80.62% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
American Funds Insurance Series

New World Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$432,343	$—	$—	$432,343
Consumer discretionary	379,367	—	—	379,367
Financials	279,749	—	34	279,783
Consumer staples	247,148	—	—	247,148
Energy	237,605	1,786	—	239,391
Health care	206,438	—	—	206,438
Industrials	195,140	—	—	195,140
Materials	88,869	—	—	88,869
Telecommunication services	80,789	—	—	80,789
Utilities	33,936	—	—	33,936
Miscellaneous	129,023	—	—	129,023
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	19,610	—	19,610
Other bonds & notes	—	206,889	—	206,889
Short-term securities	—	157,336	—	157,336
Total	$2,310,407	$385,621	$34	$2,696,062

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$878	$—	$878
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(38)	—	(38)
Total	$—	$840	$—	$840

*	Securities with a value of $1,083,684,000, which represented 40.09% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Blue Chip Income and Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Health care	$1,274,592	$—	$—	$1,274,592
Information technology	1,037,950	—	—	1,037,950
Industrials	836,637	—	—	836,637
Consumer staples	711,557	—	—	711,557
Telecommunication services	654,638	—	—	654,638
Consumer discretionary	443,365	—	—	443,365
Energy	368,393	—	—	368,393
Utilities	360,658	—	—	360,658
Financials	318,569	—	—	318,569
Materials	147,729	—	—	147,729
Miscellaneous	94,118	—	—	94,118
Short-term securities	—	350,357	—	350,357
Total	$6,248,206	$350,357	$—	$6,598,563

American Funds Insurance Series

Global Growth and Income Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$438,106	$—	$702	$438,808
Consumer discretionary	309,130	—	—	309,130
Industrials	230,420	—	—	230,420
Information technology	212,282	—	—	212,282
Health care	165,899	—	—	165,899
Telecommunication services	125,832	—	—	125,832
Consumer staples	121,784	—	—	121,784
Materials	111,982	—	—	111,982
Utilities	106,910	—	—	106,910
Energy	85,975	—	—	85,975
Miscellaneous	17,334	—	—	17,334
Convertible securities	—	11,242	465	11,707
Bonds, notes & other debt instruments	—	9,989	—	9,989
Short-term securities	—	66,997	—	66,997
Total	$1,925,654	$88,228	$1,167	$2,015,049

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$58	$—	$58

*	Securities with a value of $588,804,000, which represented 29.02% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth-Income Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Health care	$4,278,104	$—	$—	$4,278,104
Information technology	3,772,774	—	—	3,772,774
Consumer discretionary	3,468,412	—	—	3,468,412
Industrials	2,657,753	—	—	2,657,753
Energy	2,229,277	—	—	2,229,277
Materials	1,858,266	—	—	1,858,266
Financials	1,710,571	—	—	1,710,571
Consumer staples	1,597,425	—	—	1,597,425
Telecommunication services	601,513	—	—	601,513
Utilities	157,689	—	—	157,689
Miscellaneous	964,035	—	—	964,035
Rights & warrants	4,527	—	—	4,527
Convertible securities	—	117,373	—	117,373
Bonds, notes & other debt instruments	—	67,195	—	67,195
Short-term securities	—	1,577,739	—	1,577,739
Total	$23,300,346	$1,762,307	$—	$25,062,653

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$789	$—	$789
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(177)	—	(177)
Total	$—	$612	$—	$612

*	Securities with a value of $1,266,008,000, which represented 5.06% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
American Funds Insurance Series

International Growth and Income Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$203,092	$—	$—	$203,092
Consumer discretionary	165,133	—	—	165,133
Health care	95,148	—	—	95,148
Consumer staples	89,071	—	—	89,071
Industrials	88,761	—	—	88,761
Utilities	76,778	—	—	76,778
Telecommunication services	59,906	—	—	59,906
Energy	33,636	—	—	33,636
Information technology	33,530	—	—	33,530
Materials	26,951	—	—	26,951
Miscellaneous	3,119	—	—	3,119
Convertible securities	—	3,092	—	3,092
Bonds, notes & other debt instruments	—	7,343	—	7,343
Short-term securities	—	68,884	—	68,884
Total	$875,125	$79,319	$—	$954,444

*	Securities with a value of $569,737,000, which represented 59.70% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Asset Allocation Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$2,019,437	$111	$438	$2,019,986
Financials	1,886,717	—	—	1,886,717
Industrials	1,347,609	—	27,633	1,375,242
Health care	1,328,714	—	—	1,328,714
Energy	1,305,028	—	—	1,305,028
Information technology	1,260,098	—	—	1,260,098
Materials	801,819	—	2,219	804,038
Consumer staples	687,042	—	—	687,042
Other	341,053	—	—	341,053
Miscellaneous	319,366	—	3,289	322,655
Rights & warrants	822	—	—	822
Convertible securities	—	—	18,043	18,043
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	1,240,718	—	1,240,718
Corporate bonds & notes	—	1,187,984	10,066	1,198,050
Mortgage-backed obligations	—	772,335	—	772,335
Federal agency bonds & notes	—	153,444	—	153,444
Other bonds & notes	—	8,074	—	8,074
Short-term securities	—	1,817,651	—	1,817,651
Total	$11,297,705	$5,180,317	$61,688	$16,539,710

*	Securities with a value of $374,598,000, which represented 2.30% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
American Funds Insurance Series

Global Balanced Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$21,283	$—	$—	$21,283
Industrials	18,796	—	—	18,796
Information technology	16,960	—	—	16,960
Consumer staples	16,559	—	—	16,559
Health care	14,608	—	—	14,608
Consumer discretionary	14,498	—	—	14,498
Energy	8,985	—	—	8,985
Materials	7,415	547	—	7,962
Telecommunication services	6,037	—	—	6,037
Utilities	2,198	—	—	2,198
Preferred securities	—	151	—	151
Convertible securities	—	1,015	—	1,015
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	27,705	—	27,705
Corporate bonds & notes	—	15,613	—	15,613
U.S. Treasury bonds & notes	—	9,380	—	9,380
Mortgage-backed obligations	—	4,036	—	4,036
Short-term securities	—	5,799	—	5,799
Total	$127,339	$64,246	$—	$191,585

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$36	$—	$36
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(59)	—	(59)
Total	$—	$(23)	$—	$(23)

*	Securities with a value of $42,127,000, which represented 21.93% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$2,853,178	$—	$2,853,178
Corporate bonds & notes	—	2,850,835	—	2,850,835
Mortgage-backed obligations	—	1,946,122	—	1,946,122
Bonds & notes of governments & government agencies outside the U.S.	—	417,268	—	417,268
Federal agency bonds & notes	—	239,153	—	239,153
Other bonds & notes	—	101,913	—	101,913
Convertible securities	—	1,473	—	1,473
Preferred securities	2,640	7,245	—	9,885
Common stocks	5	—	5,452	5,457
Short-term securities	—	1,320,369	—	1,320,369
Total	$2,645	$9,737,556	$5,452	$9,745,653

American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$6	$—	$6
Unrealized appreciation on interest rate swaps	—	334	—	334
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,655)	—	(1,655)
Total	$—	$(1,315)	$—	$(1,315)

*	Forward currency contracts are not included in the investment portfolio.

Global Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Euros	$—	$584,475	$—	$584,475
Japanese yen	—	148,162	—	148,162
Polish zloty	—	101,766	—	101,766
Mexican pesos	—	99,955	—	99,955
British pounds	—	80,792	—	80,792
Swedish kronor	—	40,462	—	40,462
Norwegian kroner	—	37,858	—	37,858
Hungarian forints	—	33,741	—	33,741
South Korean won	—	29,733	—	29,733
Brazilian reais	—	19,869	—	19,869
U.S. dollars	—	1,091,168	—	1,091,168
Other currencies	—	113,679	—	113,679
Convertible securities	—	—	597	597
Preferred securities	1,505	1,269	—	2,774
Common stocks	—	—	1,230	1,230
Short-term securities	—	197,280	—	197,280
Total	$1,505	$2,580,209	$1,827	$2,583,541

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,248	$—	$1,248
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(4,643)	—	(4,643)
Total	$—	$(3,395)	$—	$(3,395)

*	Forward currency contracts are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,709,473	$12,488	$1,721,961
Other bonds & notes	—	16,063	—	16,063
Convertible securities	3,363	4,436	10,805	18,604
Preferred securities	5,458	9,675	—	15,133
Common stocks	5,425	167	34,360	39,952
Rights & warrants	286	—	—	286
Short-term securities	—	96,183	—	96,183
Total	$14,532	$1,835,997	$57,653	$1,908,182

American Funds Insurance Series

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(24)	$—	$(24)

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the 12 months ended December 31, 2013 (dollars in thousands):

	Beginning value at 1/1/2013	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2013
Investment securities	$3,779	$33,093	$94,412	$(58,805)	$(57)	$772	$(15,541)	$57,653

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2013:								$(2,230)

[1]	Forward currency contracts are not included in the investment portfolio.
[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — The following table provides additional information used by the fund’s investment adviser to fair value securities with significant unobservable inputs.

	Value at 12/31/2013	Valuation technique(s)	Unobservable input(s)	Range	Impact to valuation from an increase in input[4]
Bonds, notes & other
debt instruments	$12,488	Recent acquisition price	N/A	N/A	N/A
Convertible securities	10,805	Blend of market quote and market	EV/EBITDA multiple	11.80x–12.91x	Increase
		comparable companies
			EV/EBITDA multiple	6.13x–10.93x	Increase
		Market compatible companies	EV (EBITDA-CAPEX) multiple	13x–15x	Increase
			DLOM	23%–25%	Decrease
Common stocks	34,360	Blend of market quote and market	EV/EBITDA multiple	4.36x–12.91x	Increase
		comparable companies	DLOM	17.18%–23.01%	Decrease
		Expected merger proceeds	N/A	N/A	N/A
	$57,653

[4]	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CAPEX = Capital expenditure

EV = Enterprise value

EBITDA = Earnings before interest, taxes, depreciation and amortization

DLOM = Discount for lack of marketability

Mortgage Fund

At December 31, 2013, all of the fund’s investments were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

At December 31, 2013, all of the fund’s investments were classified as Level 2.

American Funds Insurance Series

Cash Management Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 2.

Managed Risk Growth Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

Managed Risk International Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

American Funds Insurance Series

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds, or bonds rated Ba1 or BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, a fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the time in which the securities are expected to be paid off could be extended. This may reduce a fund’s cash for potential reinvestment in higher yielding securities.

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While a fund can preserve capital and generate gains through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The values and liquidity of the securities held by a fund may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

American Funds Insurance Series

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the risk management strategy of the managed risk fund.

Management — The managed risk funds are subject to the risk that the methods employed by the sub-adviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Hedging — Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the risk management strategy may not effectively protect the managed risk funds from market declines and will limit the managed risk funds’ participation in market gains. The use of the risk management strategy could cause a managed risk fund to underperform as compared to the underlying fund in certain rising market conditions.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Some of the funds have entered into certain investment transactions and contracts as further described.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

American Funds Insurance Series

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Unfunded commitments — One of the funds has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of December 31, 2013, the maximum exposure of unfunded loan commitments for High-Income Bond Fund was $262,000, which would represent 0.01% of the net assets of the fund should such commitments become due.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2013, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, Growth-Income Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase and/or sell currencies.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2013, Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin

American Funds Insurance Series

required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives “variation margin” based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund did not hold any futures contracts as of December 31, 2013.

The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps and/or futures contracts as of December 31, 2013 (dollars in thousands):

		Global Growth Fund	Global Small Capitalization Fund	International Fund	New World Fund	Global Growth and Income Fund
Assets	Location on statements of assets and liabilities
Forward currency	Unrealized appreciation on open forward
	currency contracts	$5,270	$496	$5,061	$878	$58
Forward currency	Receivables for closed forward
	currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
		$5,270	$496	$5,061	$878	$58

Location on statements of assets
Liabilities	and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$—	$36	$121	$38	$—
Forward currency	Payables for closed forward
	currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
		$—	$36	$121	$38	$—

Net realized
gain (loss)	Location on statements of operations
Forward currency	Net realized gain (loss) on forward
	currency contracts	$7,558	$(817)	$(11,901)	$1,740	$—
Interest rate swaps	Net realized loss on interest rate swaps	—	—	—	—	—
Futures contracts	Net realized loss on futures contracts	—	—	—	—	—
		$7,558	$(817)	$(11,901)	$1,740	$—

Net unrealized
appreciation	Location on statements of operations
Forward currency	Net unrealized appreciation on forward
	currency contracts	$5,270	$448	$8,074	$945	$58
Interest rate swaps	Net unrealized appreciation on interest
	rate swaps	—	—	—	—	—
		$5,270	$448	$8,074	$945	$58

American Funds Insurance Series

		Growth- Income Fund	Global Balanced Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund
Assets	Location on statements of assets and liabilities
Forward currency	Unrealized appreciation on open forward
	currency contracts	$789	$36	$6	$1,248	$—
Forward currency	Receivables for closed forward
	currency contracts	—	—	—	145	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	310	—	—
		$789	$36	$316	$1,393	$—

	Location on statements of assets
Liabilities	and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$177	$59	$1,655	$4,643	$24
Forward currency	Payables for closed forward
	currency contracts	—	5	72	571	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
		$177	$64	$1,727	$5,214	$24

Net realized
gain (loss)	Location on statements of operations
Forward currency	Net realized gain (loss) on forward
	currency contracts	$672	$(357)	$—	$(42,007)	$—
Interest rate swaps	Net realized loss on interest rate swaps	—	—	(21)	—	—
Futures contracts	Net realized loss on futures contracts	—	—	—	—	—
		$672	$(357)	$(21)	$(42,007)	$—

Net unrealized
appreciation
(depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation (depreciation)
	on forward currency contracts	$612	$60	$(1,659)	$1,929	$74
Interest rate swaps	Net unrealized appreciation on interest
	rate swaps	—	—	334	—	—
		$612	$60	$(1,325)	$1,929	$74

American Funds Insurance Series

		Mortgage Fund	U.S. Government/AAA- Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund
Location on statements of assets
Assets	and liabilities
Forward currency	Unrealized appreciation on open forward
	currency contracts	$—	$—	$—	$—	$—
Forward currency	Receivables for closed forward
	currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	607	—	—	—
		$—	$607	$—	$—	$—

Location on statements of assets
Liabilities	and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$—	$—	$—	$—	$—
Forward currency	Payables for closed forward
	currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	24	—	—	—	—
		$24	$—	$—	$—	$—

Net realized
gain (loss)	Location on statements of operations
Forward currency	Net realized gain on forward
	currency contracts	$—	$—	$—	$—	$—
Interest rate swaps	Net realized loss on interest rate swaps	(54)	(448)	—	—	—
Futures contracts	Net realized loss on futures contracts	—	—	(244)	(288)	(282)
		$(54)	$(448)	$(244)	$(288)	$(282)

Net unrealized
appreciation
(depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward
	currency contracts	$—	$—	$—	$—	$—
Interest rate swaps	Net unrealized appreciation on interest
	rate swaps	151	4,211	—	—	—
		$151	$4,211	$—	$—	$—

American Funds Insurance Series

		Managed Risk Growth-Income Fund	Managed Risk Asset Allocation Fund
Assets	Location on statements of assets and liabilities
Forward currency	Unrealized appreciation on open forward
	currency contracts	$—	$—
Forward currency	Receivables for closed forward
	currency contracts	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—
		$—	$—

Location on statements of assets
Liabilities	and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$—	$—
Forward currency	Payables for closed forward
	currency contracts	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—
		$—	$—

Net realized
gain (loss)	Location on statements of operations
Forward currency	Net realized gain on forward
	currency contracts	$—	$—
Interest rate swaps	Net realized loss on interest rate swaps	—	—
Futures contracts	Net realized loss on futures contracts	(203)	(1,050)
		$(203)	$(1,050)

Net unrealized
appreciation
(depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward
	currency contracts	$—	$—
Interest rate swaps	Net unrealized appreciation on interest
	rate swaps	—	—
		$—	$—

Collateral — Funds that invest in forward currency contracts, interest rate swaps and/or futures contracts have entered into a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party to the forward currency contract cannot meet its contractual obligations. For interest rate swaps and future contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract.

American Funds Insurance Series

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty, are settled net of each party’s payment obligation. For financial reporting purposes, financial assets and financial liabilities that are subject to netting arrangements are not offset in the funds’ statements of assets and liabilities. The following tables present each fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statements of assets and liabilities as of December 31, 2013 (dollars in thousands):

Global Growth Fund
		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$2,838	$—	$(2,602)	$—	$236
Bank of New York Mellon	1,646	—	(1,487)	—	159
Citibank	786	—	(655)	—	131
	$5,270	$—	$(4,744)	$—	$526

International Fund
		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Barclays Bank PLC	$4,696	$—	$(4,531)	$—	$165
Bank of America, N.A.	76	—	—	—	76
Citibank	102	—	—	—	102
HSBC Bank	187	—	(30)	—	157
	$5,061	$—	$(4,561)	$—	$500
Liabilities:
UBS AG	$121	$—	$—	$—	$121

See end of rights of offset tables for footnotes.

American Funds Insurance Series

New World Fund
			Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Barclays Bank PLC	$74		$—	$—	$—	$74
Citibank	7		(7)	—	—	—
HSBC Bank	696		—	(689)	—	7
JPMorgan Chase	36		—	—	—	36
UBS AG	65		—	—	—	65
	$878		$(7)	$(689)	$—	$182

Liabilities:
Bank of America, N.A.	$17		$—	$—	$—	$17
Bank of New York Mellon	—	†	—	—	—	—	†
Citibank	21		(7)	—	—	14
	$38		$(7)	$—	$—	$31

Global Balanced Fund
			Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$22		$(18)	$—	$—	$4
Citibank	7		(7)	—	—	—
Credit Suisse AG	1		—	—	—	1
HSBC Bank	6		(1)	—	—	5
	$36		$(26)	$—	$—	$10
Liabilities:
Bank of America, N.A.	$18		$(18)	$—	$—	$—
Bank of New York Mellon	—	†	—	—	—	—	†
Citibank	30		(7)	—	—	23
HSBC Bank	1		(1)	—	—	—
UBS AG	15		—	—	—	15
	$64		$(26)	$—	$—	$38

American Funds Insurance Series

Bond Fund
		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Citibank	$6	$(6)	$—	$—	$—

Liabilities:
Bank of America, N.A.	$72	$—	$—	$—	$72
Bank of New York Mellon	7	—	—	—	7
Citibank	543	(6)	(438)	—	99
JPMorgan Chase	1,105	—	(895)	—	210
	$1,727	$(6)	$(1,333)	$—	$388

Global Bond Fund
		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$621	$(621)	$—	$—	$—
Bank of New York Mellon	167	(167)	—	—	—
Barclays Bank PLC	12	—	—	—	12
Citibank	98	(98)	—	—	—
HSBC Bank	57	(57)	—	—	—
JPMorgan Chase	145	(145)	—	—	—
UBS AG	293	(293)	—	—	—
	$1,393	$(1,381)	$—	$—	$12
Liabilities:
Bank of America, N.A.	$667	$(621)	$—	$—	$46
Bank of New York Mellon	710	(167)	(380)	—	163
Citibank	742	(98)	(616)	—	28
Credit Suisse AG	13	—	—	—	13
HSBC Bank	370	(57)	—	—	313
JPMorgan Chase	544	(145)	(280)	—	119
UBS AG	2,168	(293)	(1,635)	—	240
	$5,214	$(1,381)	$(2,911)	$—	$922

*	Non-cash collateral is shown on a settlement basis.
†	Amount less than one thousand.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

American Funds Insurance Series

As of and during the period ended December 31, 2013, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2010. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by U.S. federal tax authorities for tax years before 2013, the year the funds commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2009. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by state tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund and New World Fund for tax years before 2006; Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables on the following pages, some of the funds had capital loss carryforwards available at December 31, 2013. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

American Funds Insurance Series

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
As of December 31, 2013:
Undistributed ordinary income	$20,842	$—	$39,391	$5,567	$10,239	$27,244
Undistributed long-term capital gain	559,294	18,718	1,119,339	—	257,909	—
Capital loss carryforward:
Expiring 2017	—	—	—	(301,746)	—	(24,747)
Expiring 2018	—	—	—	(84,504)	—	—
	$—	$—	$—	$(386,250)	$—	$(24,747)
Capital loss carryforwards utilized	$353,831	$433,591	$1,595,427	$900,664	$—	$474,020
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) undistributed net
realized gain/accumulated net
realized loss	$16,454	$15,554	$(4,522)	$2,737	$758	$—
Reclassification to distributions in excess
of net investment income from capital
paid in on shares of beneficial interest	—	22,478	—	—	—	—
Gross unrealized appreciation on
investment securities	$1,933,868	$1,462,100	$10,265,826	$2,890,916	$642,116	$1,946,845
Gross unrealized depreciation on
investment securities	(90,252)	(312,780)	(180,489)	(291,974)	(143,578)	(67,126)
Net unrealized appreciation on
investment securities	$1,843,616	$1,149,320	$10,085,337	$2,598,942	$498,538	$1,879,719
Cost of investment securities	$4,065,474	$3,047,871	$13,519,244	$6,692,989	$2,197,524	$4,718,844

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund
As of December 31, 2013:
Undistributed ordinary income	$9,315	$66,475	$—	$112,411	$70	$32,510
Late year ordinary loss deferral*	—	—	(484)	—	—	—
Undistributed long-term capital gain	—	1,199,030	9,645	741,534	1,690	2,533
Post-October capital loss deferral*	—	—	(2,420)	—	—	—
Capital loss carryforward:
Expiring 2017	(273,401)	—	—	—	—	—
Expiring 2018	(297)	—	—	—	—	—
	$(273,698)	$—	$—	$—	$—	$—
Capital loss carryforwards utilized	$241,602	$1,762,761	$11,961	$11,934	$1,359	$—
Reclassification (from) to distributions in
excess of/undistributed net investment
income (to) from accumulated net
realized loss/undistributed net
realized gain	$(24)	$604	$607	$4,753	$(595)	$10,843
Gross unrealized appreciation on
investment securities	$509,146	$9,343,346	$150,343	$4,343,902	$27,220	$156,342
Gross unrealized depreciation on
investment securities	(61,704)	(317,793)	(19,815)	(152,353)	(3,641)	(142,275)
Net unrealized appreciation on
investment securities	$447,442	$9,025,553	$130,528	$4,191,549	$23,579	$14,067
Cost of investment securities	$1,567,607	$16,037,100	$823,916	$12,348,161	$168,006	$9,731,586

American Funds Insurance Series

	Global Bond Fund		High-Income Bond Fund	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
As of December 31, 2013:
Undistributed ordinary income		$4,548	$19,230		$21		$7,043		$—
Undistributed long-term capital gain		22,985	—		—		—		—
Capital loss carryforward:
No expiration		—	—		(2,303)		(18,389)		—
Expiring 2017		—	(77,683)		—		—		—
		$—	$(77,683)		$(2,303)		$(18,389)		$—
Capital loss carryforwards utilized		$—	$45,225		$—		$—	$	—†
Reclassification (from) to undistributed/
distributions in excess of net investment
income (to) from undistributed net
realized gain/accumulated net
realized loss		$(54,124)	$1,087		$1,108		$8,910		$—
Reclassification to accumulated net
investment loss from capital paid in
on shares of beneficial interest		—	—		—		—		2,276
Gross unrealized appreciation on
investment securities		$75,740	$97,659		$1,675		$11,661		$14
Gross unrealized depreciation on
investment securities		(53,177)	(84,421)		(3,018)		(63,523)		(1)
Net unrealized appreciation
(depreciation) on investment securities		$22,563	$13,238		$(1,343)		$(51,862)		$13
Cost of investment securities		$2,560,978	$1,894,944		$262,060		$3,643,594		$458,408

		Managed Risk Growth Fund	Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund
As of December 31, 2013:
Undistributed ordinary income		$2	$6		$4		$3		$89
Capital loss carryforward:
No expiration		(126)	(239)		(257)		(178)		(131)
Reclassification (from) to undistributed
net investment income (to) from
accumulated net realized loss	$	—†	$(37)	$	—†	$	—†		$43
Gross unrealized appreciation on
investment securities		$2,017	$1,139		$1,871		$1,997		$54,954
Gross unrealized depreciation on
investment securities		—	—		—		—		—
Net unrealized appreciation on
investment securities		$2,017	$1,139		$1,871		$1,997		$54,954
Cost of investment securities		$25,792	$15,658		$24,370		$22,091		$848,143

*	These deferrals are considered incurred in the subsequent year.
†	Amount less than one thousand.
American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$21,540	—	$21,540	$16,161		—	$16,161
Class 2	50,234	—	50,234	32,113		—	32,113
Class 4	6	—	6	—	[1,2]	—	—	[1,2]
Total	$71,780	—	$71,780	$48,274		—	$48,274

Global Small Capitalization Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$9,160	—	$9,160	$14,672		—	$14,672
Class 2	24,174	—	24,174	34,610		—	34,610
Class 4	3	—	3	—	[1,2]	—	—	[1,2]
Total	$33,337	—	$33,337	$49,282		—	$49,282

Growth Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$77,038	—	$77,038	$75,334		—	$75,334
Class 2	142,471	—	142,471	122,858		—	122,858
Class 3	1,987	—	1,987	1,643		—	1,643
Class 4	32	—	32	—	[1,2]	—	—	[1,2]
Total	$221,528	—	$221,528	$199,835		—	$199,835

International Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$50,434	—	$50,434	$60,357		—	$60,357
Class 2	75,225	—	75,225	78,128		—	78,128
Class 3	614	—	614	650		—	650
Class 4	23	—	23	—	[1,2]	—	—	[1,2]
Total	$126,296	—	$126,296	$139,135		—	$139,135

New World Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$21,178	$5,690	$26,868	$13,526		—	$13,526
Class 2	17,409	5,994	23,403	13,443		—	13,443
Class 4	93	4	97	—	[1,2]	—	—	[1,2]
Total	$38,680	$11,688	$50,368	$26,969		—	$26,969

See end of distributions tables for footnotes.

American Funds Insurance Series

Blue Chip Income and Growth Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$54,555	—	$54,555	$29,511		—	$29,511
Class 2	66,918	—	66,918	67,663		—	67,663
Class 4	2	—	2	—	[1,2]	—	—	[1,2]
Total	$121,475	—	$121,475	$97,174		—	$97,174

Global Growth and Income Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$6,810	—	$6,810	$4,745		—	$4,745
Class 2	56,388	—	56,388	45,110		—	45,110
Class 4	19	—	19	—	[1,2]	—	—	[1,2]
Total	$63,217	—	$63,217	$49,855		—	$49,855

Growth-Income Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$142,502	—	$142,502	$179,283		—	$179,283
Class 2	185,855	—	185,855	213,820		—	213,820
Class 3	2,493	—	2,493	2,787		—	2,787
Class 4	32	—	32	—	[1,2]	—	—	[1,2]
Total	$330,882	—	$330,882	$395,890		—	$395,890

International Growth and Income Fund

	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$19,657	$9,002	$28,659	$4,726		—	$4,726
Class 2	6,724	3,354	10,078	4,685		—	4,685
Class 4	8	3	11	—	[1,2]	—	—	[1,2]
Total	$26,389	$12,359	$38,748	$9,411		—	$9,411

Asset Allocation Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$160,436	—	$160,436	$149,689		—	$149,689
Class 2	79,271	—	79,271	99,191		—	99,191
Class 3	607	—	607	742		—	742
Class 4	4	—	4	—	[1,2]	—	—	[1,2]
Total	$240,318	—	$240,318	$249,622		—	$249,622

Global Balanced Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$557	$260	$817	$562		—	$562
Class 2	2,083	1,129	3,212	1,835		—	1,835
Class 4	— [2]	— [2]	— [2]	—	[1,2]	—	—	[1,2]
Total	$2,640	$1,389	$4,029	$2,397		—	$2,397

American Funds Insurance Series

Bond Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$89,562	$43,797	$133,359	$106,210		—	$106,210
Class 2	86,573	53,541	140,114	125,665		—	125,665
Class 4	45	6	51	—	[1,2]	—	—	[1,2]
Total	$176,180	$97,344	$273,524	$231,875		—	$231,875

Global Bond Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$6,185	$7,310	$13,495	$23,288		$3,369	$26,657
Class 2	8,801	10,402	19,203	42,360		7,923	50,283
Class 4	— [2]	— [2]	— [2]	—	[1,2]	—	—	[1,2]
Total	$14,986	$17,712	$32,698	$65,648		$11,292	$76,940

High-Income Bond Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$55,659	—	$55,659	$62,358		—	$62,358
Class 2	70,100	—	70,100	79,441		—	79,441
Class 3	1,237	—	1,237	1,459		—	1,459
Class 4	5	—	5	—	[1,2]	—	—	[1,2]
Total	$127,001	—	$127,001	$143,258		—	$143,258

Mortgage Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$1,647	$46	$1,693	$1,305		—	$1,305
Class 2	296	15	311	648		—	648
Class 4	— [2]	— [2]	— [2]	—	[1,2]	—	—	[1,2]
Total	$1,943	$61	$2,004	$1,953		—	$1,953

U.S. Government/AAA-Rated Securities Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$35,942	$25,494	$61,436	$45,898		$27,829	$73,727
Class 2	35,681	28,443	64,124	47,011		31,761	78,772
Class 3	318	255	573	493		330	823
Class 4	2	— [2]	2	—	[1,2]	—	—	[1,2]
Total	$71,943	$54,192	$126,135	$93,402		$59,920	$153,322

American Funds Insurance Series

Managed Risk Growth Fund
	Year ended December 31, 2013[3]
Share class	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$1	—	$1
Class P2	139	—	139
Total	$140	—	$140

Managed Risk International Fund
	Year ended December 31, 2013[3]
Share class	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$1	—	$1
Class P2	113	—	113
Total	$114	—	$114

Managed Risk Blue Chip Income and Growth Fund
	Year ended December 31, 2013[3]
Share class	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$2	—	$2
Class P2	340	—	340
Total	$342	—	$342

Managed Risk Growth-Income Fund
	Year ended December 31, 2013[3]
Share class	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$1	—	$1
Class P2	201	—	201
Total	$202	—	$202

Managed Risk Asset Allocation Fund
	Year ended December 31, 2013			Year ended December 31, 2012[4]
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$1,126	—	$1,126	$111	—	$111
Class P2	7,025	—	7,025	206	—	206
Total	$8,151	—	$8,151	$317	—	$317

1Class 4 was offered beginning December 14, 2012.

2Amount less than one thousand.

3For the period May 1, 2013, commencement of operations, through December 31, 2013.

4For the period September 28, 2012, commencement of operations, through December 31, 2012.

American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are related parties to the funds.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. Sub-advisory fees for the managed risk funds are paid by CRMC to Milliman. The managed risk funds are not responsible for paying any sub-advisory fees.

Investment advisory services waivers — The series’ board of trustees approved an amended agreement for Asset Allocation Fund and Global Bond Fund effective January 1, 2014, that provides for reduced annual rates as reflected in the table below. During the year ended December 31, 2013, CRMC voluntarily reduced investment advisory services fees to the proposed rates for Asset Allocation Fund. CRMC is also currently waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2013, total investment advisory services fees waived by CRMC were $261,000.

The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after the investment advisory services waiver, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2013, before waiver	For the year ended December 31, 2013, after waiver
Fund	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.460%	$.6	$5.0	.52%	.52%
Global Small Capitalization Fund	.800	.635	.6	5.0	.70	.70
Growth Fund	.500	.280	.6	34.0	.33	.33
International Fund	.690	.430	.5	21.0	.49	.49
New World Fund	.850	.620	.5	2.5	.73	.73
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.40	.40
Global Growth and Income Fund	.690	.480	.6	3.0	.60	.60
Growth-Income Fund	.500	.219	.6	34.0	.27	.27
International Growth and Income Fund	.690	.530	.5	1.0	.65	.65
Asset Allocation Fund	.500	.244	.6	13.0	.29	.28
Global Balanced Fund	.660	.510	.5	1.0	.66	.66
Bond Fund	.480	.330	.6	8.0	.37	.37
Global Bond Fund	.570	.450	1.0	3.0	.53	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46	.46
Mortgage Fund	.420	.290	.6	3.0	.42	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33	.33
Cash Management Fund	.320	.270	1.0	2.0	.32	.32
Managed Risk Growth Fund	.250		all		.25	.20
Managed Risk International Fund	.250		all		.25	.20
Managed Risk Blue Chip Income and Growth Fund	.250		all		.25	.20
Managed Risk Growth-Income Fund	.250		all		.25	.20
Managed Risk Asset Allocation Fund	.250		all		.25	.20

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the following table. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

American Funds Insurance Series

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the funds are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement that applies to all funds except the managed risk funds. Under the agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third-parties that provide services to fund shareholders.

Accounting and administrative services — The managed risk funds have a sub-administration agreement with BNY Mellon under which the funds compensate BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Reimbursement of fees and expenses — CRMC is currently reimbursing a portion of other expenses for each of the managed risk funds so that each fund’s expenses do not exceed 0.28% of its respective average daily net assets. Other expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2013, total expenses reimbursed by CRMC were $244,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund							Growth Fund
	Distribution services		Insurance administrative services		Administrative services			Distribution services	Insurance administrative services	Administrative services
Class 1	$—		$—		$162		Class 1	$—	$—	$681
Class 2	10,071		—		403		Class 2	38,968	—	1,559
Class 4	—	*	—	*	—	*	Class 3	362	—	20
Total class-specific expenses	$10,071		$—	*	$565		Class 4	4	4	—	*
							Total class-specific expenses	$39,334	$4	$2,260

Global Small Capitalization Fund							International Fund
	Distribution services		Insurance administrative services		Administrative services			Distribution services	Insurance administrative services	Administrative services
Class 1	$—		$—		$109		Class 1	$—	$—	$338
Class 2	6,980		—		279		Class 2	13,958	—	558
Class 4	3		2		—	*	Class 3	79	—	5
Total class-specific expenses	$6,983		$2		$388		Class 4	2	2	—	*
							Total class-specific expenses	$14,039	$2	$901

See end of class-specific expenses tables for footnote.

American Funds Insurance Series

New World Fund				Asset Allocation Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services	Administrative services
Class 1	$—	$—	$127	Class 1	$—	$—	$871
Class 2	3,296	—	132	Class 2	13,794	—	552
Class 4	5	5	— *	Class 3	73	—	4
Total class-specific expenses	$3,301	$5	$259	Class 4	— *	— *	— *
				Total class-specific expenses	$13,867	$— *	$1,427

Blue Chip Income and Growth Fund				Global Balanced Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services	Administrative services
Class 1	$—	$—	$233	Class 1	$—	$—	$3
Class 2	8,994	—	360	Class 2	343	—	14
Class 4	— *	— *	— *	Class 4	—	—	—
Total class-specific expenses	$8,994	$— *	$593	Total class-specific expenses	$343	$—	$17

Global Growth and Income Fund				Bond Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
	services	services	services		services	services	services
Class 1	$—	$—	$19	Class 1	$—	$—	$401
Class 2	4,566	—	183	Class 2	12,087	—	483
Class 4	— *	— *	— *	Class 4	3	2	— *
Total class-specific expenses	$4,566	$— *	$202	Total class-specific expenses	$12,090	$2	$884

Growth-Income Fund				Global Bond Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
	services	services	services		services	services	services
Class 1	$—	$—	$921	Class 1	$—	$—	$108
Class 2	35,413	—	1,417	Class 2	3,918	—	157
Class 3	325	—	18	Class 4	— *	— *	—
Class 4	2	2	— *	Total class-specific expenses	$3,918	$— *	$265
Total class-specific expenses	$35,740	$2	$2,356

International Growth and Income Fund				High-Income Bond Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
	services	services	services		services	services	services
Class 1	$—	$—	$62	Class 1	$—	$—	$80
Class 2	607	—	24	Class 2	2,719	—	109
Class 4	— *	— *	— *	Class 3	35	—	2
Total class-specific expenses	$607	$— *	$86	Class 4	— *	— *	— *
				Total class-specific expenses	$2,754	$— *	$191

American Funds Insurance Series

Mortgage Fund				Managed Risk International Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services
Class 1	$—	$—	$15	Class P1	$—	$—
Class 2	124	—	5	Class P2	6	6
Class 4	—	—	—	Total class-specific expenses	$6	$6
Total class-specific expenses	$124	$—	$20

U.S. Government/AAA-Rated Securities Fund				Managed Risk Blue Chip Income and Growth Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services
Class 1	$—	$—	$173	Class P1	$—	$— *
Class 2	4,726	—	189	Class P2	13	13
Class 3	31	—	2	Total class-specific expenses	$13	$13
Class 4	— *	— *	— *
Total class-specific expenses	$4,757	$— *	$364

Cash Management Fund				Managed Risk Growth-Income Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services
Class 1	$—	$—	$6	Class P1	$—	$— *
Class 2	1,066	—	43	Class P2	10	10
Class 3	17	—	1	Total class-specific expenses	$10	$10
Class 4	—	—	—
Total class-specific expenses	$1,083	$—	$50

Managed Risk Growth Fund				Managed Risk Asset Allocation Fund
	Distribution services	Insurance administrative services			Distribution services	Insurance administrative services
Class P1	$—	$— *		Class P1	$—	$113
Class P2	12	12		Class P2	725	725
Total class-specific expenses	$12	$12		Total class-specific expenses	$725	$838

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

American Funds Insurance Series

Fund	Current fees		Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$60		$7		$67
Global Small Capitalization Fund	40		5		45
Growth Fund	244		87		331
International Fund	97		39		136
New World Fund	27		3		30
Blue Chip Income and Growth Fund	56		7		63
Global Growth and Income Fund	22		2		24
Growth-Income Fund	257		99		356
International Growth and Income Fund	6		—	*	6
Asset Allocation Fund	144		29		173
Global Balanced Fund	2		—	*	2
Bond Fund	97		12		109
Global Bond Fund	29		2		31
High-Income Bond Fund	21		10		31
Mortgage Fund	2		—	*	2
U.S. Government/AAA-Rated Securities Fund	41		10		51
Cash Management Fund	6		4		10
Managed Risk Growth Fund	—	*	—		—	*
Managed Risk International Fund	—	*	—		—	*
Managed Risk Blue Chip Income and Growth Fund	—	*	—		—	*
Managed Risk Growth-Income Fund	—	*	—		—	*
Managed Risk Asset Allocation Fund	1		—		1

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the series.

8. Fund merger

On May 17, 2013, Global Growth Fund (the “acquiring fund”) acquired the net assets of Global Discovery Fund (the “acquired fund”) pursuant to an Agreement and Plan of Reorganization and Liquidation approved by the Board of Trustees on December 5, 2012. The merger occurred due to the size of Global Discovery Fund and a lack of clear prospects for the fund’s future growth. The acquisition was accomplished by a tax-free exchange of shares of each class of the acquiring fund for the corresponding class of the acquired fund at the close of business on May 17, 2013. Both Class 1 and Class 2 shares were exchanged at a ratio of 0.57 to 1. Shares issued by Global Growth Fund are disclosed in the capital share transactions noted below. Further information about the merger of the funds is as follows (dollars and shares in thousands):

	Status	Shares outstanding	Net assets	Net asset value per share
Global Discovery Fund	Acquired fund
Class 1		1,178	$17,890	$15.19
Class 2		17,234	$260,407	$15.11

Global Growth Fund	Acquiring fund
Class 1		64,374	$1,718,150	$26.69
Class 2		150,243	$3,981,436	$26.50
Class 4		—*	$1	$26.68

Global Growth Fund	Post merger
Class 1		65,044	$1,736,040	$26.69
Class 2		160,070	$4,241,843	$26.50
Class 4		—*	$1	$26.68

*Amount less than one thousand.

American Funds Insurance Series

Components of net assets acquired on May 17, 2013
Capital paid in on shares of beneficial interest	$189,397
Undistributed net investment income	—
Undistributed net realized gain	—
Net unrealized appreciation	88,900
Total net assets	$278,297

Had the acquisition been completed on January 1, 2013, the beginning of the annual reporting period for both the acquired and acquiring funds, the pro forma results of operations for the year ended December 31, 2012, would have been as follows (dollars in thousands):

Pro forma components of net assets on January 1, 2013
Capital paid in on shares of beneficial interest	$4,434,571
Undistributed net investment income	3,153
Accumulated net realized loss	(368,635)
Net unrealized appreciation	1,382,058
Total net assets	$5,451,147

Since the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the income, expenses and changes in net assets of the acquired fund that have been included in the acquiring fund’s statement of operations since May 17, 2013.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund
	Sales[1,2]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$258,243	10,345		$21,540		764		$(652,054)	(23,190)	$(372,271)	(12,081)
Class 2	273,799	12,031		50,234		1,788		(692,022)	(26,313)	(367,989)	(12,494)
Class 4	881	30		5		—	[3]	(79)	(2)	807	28
Total net increase (decrease)	$532,923	22,406		$71,779		2,552		$(1,344,155)	(49,505)	$(739,453)	(24,547)

Year ended December 31, 2012
Class 1	$116,073	5,365		$16,161		689		$(214,408)	(9,757)	$(82,174)	(3,703)
Class 2	47,056	2,233		32,113		1,371		(608,844)	(28,048)	(529,675)	(24,444)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$163,130	7,598		$48,274		2,060		$(823,252)	(37,805)	$(611,848)	(28,147)

See end of capital share transactions tables for footnotes.

American Funds Insurance Series

Global Small Capitalization Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$285,973	12,430		$9,160		410		$(337,663)	(15,049)	$(42,530)	(2,209)
Class 2	58,648	2,581		24,174		1,098		(399,343)	(17,694)	(316,521)	(14,015)
Class 4	4,861	201		3		—	[3]	(1,241)	(50)	3,623	151
Total net increase (decrease)	$349,482	15,212		$33,337		1,508		$(738,247)	(32,793)	$(355,428)	(16,073)

Year ended December 31, 2012
Class 1	$183,971	9,682		$14,672		791		$(112,799)	(5,936)	$85,844	4,537
Class 2	86,346	4,691		34,610		1,918		(364,953)	(19,370)	(243,997)	(12,761)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$270,318	14,373		$49,282		2,709		$(477,752)	(25,306)	$(158,152)	(8,224)

Growth Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$294,640	4,226		$77,034		1,051		$(2,235,166)	(32,949)	$(1,863,492)	(27,672)
Class 2	157,902	2,305		142,471		1,972		(2,838,847)	(41,366)	(2,538,474)	(37,089)
Class 3	1,530	21		1,987		27		(27,728)	(401)	(24,211)	(353)
Class 4	4,782	67		32		1		(399)	(6)	4,415	62
Total net increase (decrease)	$458,854	6,619		$221,524		3,051		$(5,102,140)	(74,722)	$(4,421,762)	(65,052)

Year ended December 31, 2012
Class 1	$277,348	4,834		$75,334		1,260		$(1,863,267)	(31,869)	$(1,510,585)	(25,775)
Class 2	177,807	3,123		122,858		2,084		(4,632,501)	(81,722)	(4,331,836)	(76,515)
Class 3	1,746	29		1,643		28		(33,580)	(577)	(30,191)	(520)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$456,902	7,986		$199,835		3,372		$(6,529,348)	(114,168)	$(5,872,611)	(102,810)

International Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$248,721	12,978		$50,434		2,504		$(1,206,929)	(63,495)	$(907,774)	(48,013)
Class 2	213,458	11,190		75,225		3,750		(865,300)	(45,337)	(576,617)	(30,397)
Class 3	685	35		614		31		(6,904)	(362)	(5,605)	(296)
Class 4	2,148	110		23		1		(194)	(10)	1,977	101
Total net increase (decrease)	$465,012	24,313		$126,296		6,286		$(2,079,327)	(109,204)	$(1,488,019)	(78,605)

Year ended December 31, 2012
Class 1	$266,734	16,344		$60,357		3,445		$(552,826)	(32,947)	$(225,735)	(13,158)
Class 2	225,412	13,909		78,128		4,462		(859,434)	(51,810)	(555,894)	(33,439)
Class 3	374	23		650		37		(7,378)	(446)	(6,354)	(386)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$492,521	30,276		$139,135		7,944		$(1,419,638)	(85,203)	$(787,982)	(46,983)

See end of capital share transactions tables for footnotes.

American Funds Insurance Series

New World Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$291,376	12,346		$26,867		1,123		$(189,247)	(7,862)	$128,996	5,607
Class 2	67,014	2,889		23,403		991		(277,349)	(11,889)	(186,932)	(8,009)
Class 4	8,180	339		96		4		(188)	(8)	8,088	335
Total net increase (decrease)	$366,570	15,574		$50,366		2,118		$(466,784)	(19,759)	$(49,848)	(2,067)

Year ended December 31, 2012
Class 1	$243,140	11,398		$13,526		600		$(92,066)	(4,285)	$164,600	7,713
Class 2	54,652	2,591		13,443		599		(252,673)	(11,890)	(184,578)	(8,700)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$297,793	13,989		$26,969		1,199		$(344,739)	(16,175)	$(19,977)	(987)

Blue Chip Income and Growth Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$986,042	89,659		$54,549		4,323		$(174,356)	(14,648)	$866,235	79,334
Class 2	13,596	1,173		66,918		5,356		(663,556)	(57,363)	(583,042)	(50,834)
Class 4	101	8		2		—	[3]	— [3]	— [3]	103	8
Total net increase (decrease)	$999,739	90,840		$121,469		9,679		$(837,912)	(72,011)	$283,296	28,508

Year ended December 31, 2012
Class 1	$612,734	61,796		$29,511		2,924		$(399,693)	(39,869)	$242,552	24,851
Class 2	53,607	5,597		67,663		6,761		(461,477)	(47,179)	(340,207)	(34,821)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$666,342	67,393		$97,174		9,685		$(861,170)	(87,048)	$(97,654)	(9,970)

Global Growth and Income Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$38,885	3,340		$6,806		566		$(52,061)	(4,474)	$(6,370)	(568)
Class 2	35,387	3,082		56,388		4,700		(421,844)	(36,504)	(330,069)	(28,722)
Class 4	678	56		19		2		(162)	(13)	535	45
Total net increase (decrease)	$74,950	6,478		$63,213		5,268		$(474,067)	(40,991)	$(335,904)	(29,245)

Year ended December 31, 2012
Class 1	$27,152	2,703		$4,745		459		$(36,662)	(3,653)	$(4,765)	(491)
Class 2	28,455	2,924		45,110		4,374		(329,160)	(33,092)	(255,595)	(25,794)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$55,608	5,627		$49,855		4,833		$(365,822)	(36,745)	$(260,359)	(26,285)

American Funds Insurance Series

Growth-Income Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$970,097	21,875		$142,493		2,962		$(3,617,332)	(84,723)	$(2,504,742)	(59,886)
Class 2	101,521	2,274		185,855		3,897		(2,617,064)	(59,419)	(2,329,688)	(53,248)
Class 3	1,397	31		2,493		52		(28,707)	(644)	(24,817)	(561)
Class 4	3,337	72		32		1		(357)	(8)	3,012	65
Total net increase (decrease)	$1,076,352	24,252		$330,873		6,912		$(6,263,460)	(144,794)	$(4,856,235)	(113,630)

Year ended December 31, 2012
Class 1	$994,378	26,843		$179,283		4,692		$(2,343,170)	(62,718)	$(1,169,509)	(31,183)
Class 2	138,677	3,857		213,820		5,631		(2,162,539)	(59,217)	(1,810,042)	(49,729)
Class 3	820	22		2,787		73		(33,096)	(898)	(29,489)	(803)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$1,133,876	30,722		$395,890		10,396		$(4,538,805)	(122,833)	$(3,009,039)	(81,715)

International Growth and Income Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$432,753	27,502		$28,659		1,689		$(45,474)	(2,646)	$415,938	26,545
Class 2	21,144	1,309		10,078		596		(31,345)	(1,880)	(123)	25
Class 4	791	45		11		1		(105)	(6)	697	40
Total net increase (decrease)	$454,688	28,856		$38,748		2,286		$(76,924)	(4,532)	$416,512	26,610

Year ended December 31, 2012
Class 1	$166,454	10,893		$4,726		310		$(7,358)	(503)	$163,822	10,700
Class 2	21,059	1,460		4,685		308		(27,910)	(1,901)	(2,166)	(133)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$187,514	12,353		$9,411		618		$(35,268)	(2,404)	$161,657	10,567

Asset Allocation Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$1,917,257	91,983		$160,436		7,366		$(459,506)	(22,330)	$1,618,187	77,019
Class 2	214,460	10,499		79,271		3,677		(851,000)	(41,687)	(557,269)	(27,511)
Class 3	1,510	72		607		28		(5,389)	(259)	(3,272)	(159)
Class 4	487	22		4		—		— [3]	— [3]	491	22
Total net increase (decrease)	$2,133,714	102,576		$240,318		11,071		$(1,315,895)	(64,276)	$1,058,137	49,371

Year ended December 31, 2012
Class 1	$690,030	39,118		$149,689		8,204		$(419,110)	(23,646)	$420,609	23,676
Class 2	106,642	6,083		99,191		5,485		(823,760)	(46,863)	(617,927)	(35,295)
Class 3	1,291	73		742		41		(6,555)	(370)	(4,522)	(256)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$797,964	45,274		$249,622		13,730		$(1,249,425)	(70,879)	$(201,839)	(11,875)

See end of capital share transactions tables for footnotes.

American Funds Insurance Series

Global Balanced Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$377	35		$817		73		$(184)	(17)	$1,010	91
Class 2	33,820	3,112		3,212		288		(13,106)	(1,202)	23,926	2,198
Class 4	—	—		—	[3]	—	[3]	—	—	— [3]	— [3]
Total net increase (decrease)	$34,197	3,147		$4,029		361		$(13,290)	(1,219)	$24,936	2,289

Year ended December 31, 2012
Class 1	$29	3		$562		54		$(1)	—3	$590	57
Class 2	46,372	4,711		1,835		178		(9,674)	(984)	38,533	3,905
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$46,402	4,714		$2,397		232		$(9,675)	(984)	$39,124	3,962

Bond Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$1,279,497	115,702		$133,350		12,270		$(615,210)	(54,877)	$797,637	73,095
Class 2	408,953	37,839		140,114		13,025		(587,137)	(53,583)	(38,070)	(2,719)
Class 4	3,160	289		51		5		(191)	(18)	3,020	276
Total net increase (decrease)	$1,691,610	153,830		$273,515		25,300		$(1,202,538)	(108,478)	$762,587	70,652

Year ended December 31, 2012
Class 1	$761,662	67,100		$106,210		9,439		$(1,419,488)	(125,727)	$(551,616)	(49,188)
Class 2	302,695	27,149		125,665		11,291		(504,544)	(45,084)	(76,184)	(6,644)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$1,064,358	94,249		$231,875		20,730		$(1,924,032)	(170,811)	$(627,799)	(55,832)

Global Bond Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$400,246	33,288		$13,495		1,134		$(240,206)	(20,328)	$173,535	14,094
Class 2	74,483	6,243		19,203		1,622		(198,058)	(16,777)	(104,372)	(8,912)
Class 4	10	1		—	[3]	—	[3]	— [3]	— [3]	10	1
Total net increase (decrease)	$474,739	39,532		$32,698		2,756		$(438,264)	(37,105)	$69,173	5,183

Year ended December 31, 2012
Class 1	$374,578	30,370		$26,657		2,182		$(78,701)	(6,414)	$322,534	26,138
Class 2	135,590	11,094		50,283		4,140		(210,485)	(17,264)	(24,612)	(2,030)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$510,169	41,464		$76,940		6,322		$(289,186)	(23,678)	$297,923	24,108

American Funds Insurance Series

High-Income Bond Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$176,901	15,477		$55,635		5,010		$(271,595)	(23,719)	$(39,059)	(3,232)
Class 2	55,098	4,920		70,100		6,387		(199,655)	(17,691)	(74,457)	(6,384)
Class 3	2,555	222		1,237		111		(6,052)	(528)	(2,260)	(195)
Class 4	92	8		5		—	[3]	— [3]	— [3]	97	8
Total net increase (decrease)	$234,646	20,627		$126,977		11,508		$(477,302)	(41,938)	$(115,679)	(9,803)

Year ended December 31, 2012
Class 1	$112,401	9,936		$62,358		5,619		$(115,003)	(10,154)	$59,756	5,401
Class 2	114,547	10,267		79,441		7,244		(185,788)	(16,687)	8,200	824
Class 3	5,364	480		1,459		132		(7,355)	(655)	(532)	(43)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$232,313	20,683		$143,258		12,995		$(308,146)	(27,496)	$67,425	6,182

Mortgage Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$131,740	12,668		$1,693		165		$(18,122)	(1,746)	$115,311	11,087
Class 2	11,184	1,078		311		30		(10,545)	(1,019)	950	89
Class 4	—	—		—	[3]	—	[3]	—	—	— [3]	— [3]
Total net increase (decrease)	$142,924	13,746		$2,004		195		$(28,667)	(2,765)	$116,261	11,176

Year ended December 31, 2012
Class 1	$57,612	5,467		$1,305		125		$(27,398)	(2,586)	$31,519	3,006
Class 2	29,661	2,825		648		62		(2,938)	(279)	27,371	2,608
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$87,274	8,292		$1,953		187		$(30,336)	(2,865)	$58,891	5,614

U.S. Government/AAA-Rated Securities Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$160,004	12,948		$61,436		5,042		$(336,723)	(27,279)	$(115,283)	(9,289)
Class 2	61,544	5,019		64,124		5,311		(195,682)	(16,029)	(70,014)	(5,699)
Class 3	1,142	93		573		47		(6,009)	(488)	(4,294)	(348)
Class 4	452	38		2		—	[3]	(27)	(2)	427	36
Total net increase (decrease)	$223,142	18,098		$126,135		10,400		$(538,441)	(43,798)	$(189,164)	(15,300)

Year ended December 31, 2012
Class 1	$195,168	15,076		$73,727		5,774		$(209,851)	(16,180)	$59,044	4,670
Class 2	146,483	11,413		78,772		6,228		(192,849)	(15,060)	32,406	2,581
Class 3	1,630	125		823		65		(6,050)	(467)	(3,597)	(277)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$343,282	26,614		$153,322		12,067		$(408,750)	(31,707)	$87,854	6,974

See end of capital share transactions tables for footnotes.

American Funds Insurance Series

Cash Management Fund

	Sales[1]			Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$26,858	2,372		$—	—	$(36,064)	(3,184)	$(9,206)	(812)
Class 2	210,456	18,884		—	—	(272,642)	(24,465)	(62,186)	(5,581)
Class 3	6,711	597		—	—	(9,101)	(810)	(2,390)	(213)
Class 4	—	—		—	—	—	—	—	—
Total net increase (decrease)	$244,025	21,853		$—	—	$(317,807)	(28,459)	$(73,782)	(6,606)

Year ended December 31, 2012
Class 1	$28,695	2,528		$—	—	$(37,213)	(3,278)	$(8,518)	(750)
Class 2	156,563	13,986		—	—	(224,943)	(20,084)	(68,380)	(6,098)
Class 3	7,742	686		—	—	(9,181)	(813)	(1,439)	(127)
Class 4[4]	1	—	[3]	—	—	—	—	1	— [3]
Total net increase (decrease)	$193,001	17,200		$—	—	$(271,337)	(24,175)	$(78,336)	(6,975)

Managed Risk Growth Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013[5]
Class P1	$100	10	$50	5	$1	—	[3]	$(1)	— [3]	$150	15
Class P2	4,900	490	22,269	2,059	139	12		(1,358)	(126)	25,950	2,435
Total net increase (decrease)	$5,000	500	$22,319	2,064	$140	12		$(1,359)	(126)	$26,100	2,450

Managed Risk International Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013[5]
Class P1	$100	10	$—	—	$1	—	[3]	$— [3]	— [3]	$101	10
Class P2	4,900	490	11,094	1,073	113	11		(228)	(23)	15,879	1,551
Total net increase (decrease)	$5,000	500	$11,094	1,073	$114	11		$(228)	(23)	$15,980	1,561

Managed Risk Blue Chip Income and Growth Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013[5]
Class P1	$100	10	$11	1	$2	—	[3]	$— [3]	— [3]	$113	11
Class P2	4,900	490	19,819	1,894	340	32		(431)	(41)	24,628	2,375
Total net increase (decrease)	$5,000	500	$19,830	1,895	$342	32		$(431)	(41)	$24,741	2,386

American Funds Insurance Series

Managed Risk Growth-Income Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013[5]
Class P1	$100	10	$6	1	$1	—	[3]	$—	—	$107	11
Class P2	4,900	490	17,350	1,603	201	18		(226)	(21)	22,225	2,090
Total net increase (decrease)	$5,000	500	$17,356	1,604	$202	18		$(226)	(21)	$22,332	2,101

Managed Risk Asset Allocation Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class P1			$98,804	8,801	$1,126	96		$(5,829)	(521)	$94,101	8,376
Class P2			728,422	64,675	7,025	598		(11,691)	(1,045)	723,756	64,228
Total net increase (decrease)			$827,226	73,476	$8,151	694		$(17,520)	(1,566)	$817,857	72,604

Year ended December 31, 2012[6]
Class P1	$5,000	500	$5,079	509	$111	11		$(78)	(8)	$10,112	1,012
Class P2	5,000	500	18,986	1,899	206	21		(3)	— [3]	24,189	2,420
Total net increase (decrease)	$10,000	1,000	$24,065	2,408	$317	32		$(81)	(8)	$34,301	3,432

1Includes exchanges between share classes of the fund.

2Includes amounts and shares issued to acquire the net assets of Global Discovery Fund. See Note 8 for additional information.

3Amount less than one thousand.

4Class 4 shares were offered beginning December 14, 2012.

5For the period May 1, 2013, commencement of operations, through December 31, 2013.

6For the period September 28, 2012, commencement of operations, through December 31, 2012.

10. Investment transactions and other disclosures

CRMC has agreed to bear all offering and organizational expenses of Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund. Offering expenses include state and U.S. Securities and Exchange Commission registration fees. Organizational expenses include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC for Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund was less than one thousand dollars for each fund. These expenses are not included in each fund’s statement of operations.

American Funds Insurance Series

The following tables present additional information for the year ended December 31, 2013 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$2,038,118	$1,285,850	$4,086,559	$1,793,652	$1,025,906	$1,841,145
Sales of investment securities*	2,851,476	1,777,480	8,148,458	3,323,020	1,096,838	1,665,056
Non-U.S. taxes paid on dividend income	6,805	1,750	8,334	20,198	3,738	639
Non-U.S. taxes paid on interest income	—	—	—	— †	55	—
Non-U.S. taxes paid on realized gains	—	10	—	112	19	—
Non-U.S. taxes provided on unrealized gains	—	—	—	705	2,971	—
Dividends from affiliated issuers	—	85	3,630	—	—	—
Net realized (loss) gain from affiliated issuers	—	(400)	44,383	—	—	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund
Purchases of investment securities*	$601,713	$4,098,170	$628,425	$8,544,324	$149,663	$23,171,308
Sales of investment securities*	973,362	8,088,971	260,603	8,592,315	127,624	23,593,623
Non-U.S. taxes paid on dividend income	3,656	6,145	2,241	3,496	202	—
Non-U.S. taxes (refunded) paid on
interest income	—	—	(1)	—	4	7
Non-U.S. taxes provided on unrealized gains	—	—	25	—	—	—
Dividends from affiliated issuers	982	—	—	—	—	—

	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$4,539,080	$1,139,398	$1,390,209	$16,895,339
Sales of investment securities*	4,618,127	1,245,322	1,288,592	17,692,343
Non-U.S. taxes paid on interest income	469	2	—	—
Non-U.S. taxes paid on realized gains	23	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$25,446	$15,084	$23,313	$20,957	$769,865
Sales of investment securities*	1,232	492	321	201	8,678
Dividends from affiliated issuers	—	—	—	—	10,534
Net realized gain from affiliated issuers	—	—	—	—	1,005

*Excludes short-term securities and U.S. government obligations, if any.

†Amount less than one thousand.

11. Ownership concentration

At December 31, 2013, CRMC held aggregate ownership of 19%, 21%, 32%, 21% and 24% of the outstanding shares of Global Balanced Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund. The ownership represents the seed money invested in the funds when each fund began operations.

American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1
12/31/13	$23.58	$.31	$6.62	$6.93	$(.40)	$—	$(.40)	$30.11	29.51%	$1,508		.55%		1.17%
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466		.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277		.55		1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227		.56		1.54
12/31/09	13.96	.26	5.67	5.93	(.28)	—	(.28)	19.61	42.58	1,037		.56		1.59
Class 2
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723		.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535		.80		1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308		.81		1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100		.82		1.36
Class 4
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43
12/31/12[2,3]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27	—	[4]	.02	[5]	.04 [5]

Global Small Capitalization Fund

Class 1
12/31/13	$20.16	$.04	$5.70	$5.74	$(.21)	$—	$(.21)	$25.69	28.60%	$1,241		.74%		.17%
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019		.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795		.74		.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818		.75		.69
12/31/09	11.18	.09	6.80	6.89	(.07)	—	(.07)	18.00	61.63	604		.76		.61
Class 2
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450		.99		.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189		1.00		.45
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678		1.01		.36
Class 4
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[2,3]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80	—	[4]	.04	[5]	.04 [5]

See end of financial highlights tables for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1
12/31/13	$60.90	$.64	$17.84	$18.48	$(.84)	$—	$(.84)	$78.54	30.43%	$7,003		.35%		.93%
12/31/12	52.07	.63	8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116		.35		1.10
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426		.34		.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011		.34		1.02
12/31/09	33.51	.35	12.94	13.29	(.35)	—	(.35)	46.45	39.74	6,565		.35		.91
Class 2
12/31/13	60.45	.47	17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334		.60		.68
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911		.60		.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701		.59		.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896		.59		.76
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201		.60		.66
Class 3
12/31/13	60.97	.52	17.84	18.36	(.71)	—	(.71)	78.62	30.20	216		.53		.75
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189		.53		.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189		.52		.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232		.52		.82
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230		.53		.72
Class 4
12/31/13	60.90	.29	17.90	18.19	(.77)	—	(.77)	78.32	29.96	5		.85		.40
12/31/12[2,3]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33	—	[4]	.02	[5]	.05 [5]

International Fund

Class 1
12/31/13	$17.68	$.27	$3.59	$3.86	$(.32)	$—	$(.32)	$21.22	21.91%	$3,324		.54%		1.41%
12/31/12	15.21	.30	2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618		.54		1.81
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314		.53		2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490		.53		1.69
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851		.54		1.70
Class 2
12/31/13	17.62	.22	3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465		.79		1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210		.78		1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615		.78		1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411		.79		1.48
Class 3
12/31/13	17.70	.23	3.59	3.82	(.28)	—	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44		.72		1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43		.71		1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61		.71		1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68		.72		1.54
Class 4
12/31/13	17.68	(.01)	3.79	3.78	(.30)	—	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[2,3]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98	—	[4]	.02	[5]	.05 [5]

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets	Ratio of net income to average net assets

New World Fund

Class 1
12/31/13	$22.93	$.34	$2.31	$2.65	$(.39)	$(.11)	$(.50)	$25.08	11.66%	$1,388		.78%	1.45%
12/31/12	19.65	.33	3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140		.79	1.54
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826		.78	1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774		.80	1.76
12/31/09	13.57	.34	6.42	6.76	(.29)	—	(.29)	20.04	49.95	500		.82	2.02
Class 2
12/31/13	22.75	.28	2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03	1.22
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04	1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739		1.05	1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492		1.07	1.78
Class 4
12/31/13	22.93	.14	2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29	.56
12/31/12[2,3]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58	—	[4]	.04 [5]	04 [5]

Blue Chip Income and Growth Fund

Class 1
12/31/13	$10.05	$.27	$3.06	$3.33	$(.26)	$—	$(.26)	$13.12	33.26%	$2,814		.42%	2.27%
12/31/12	9.00	.24	1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357		.43	2.41
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992		.42	2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674		.44	2.10
12/31/09	6.67	.16	1.71	1.87	(.17)	—	(.17)	8.37	28.18	408		.44	2.26
Class 2
12/31/13	9.97	.23	3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67	2.03
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382		.68	2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340		.67	1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677		.69	1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344		.69	2.06
Class 4
12/31/13	10.05	.18	3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[4]	.86	1.39
12/31/12[2,3]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38	—	[4]	.025	.105

Global Growth and Income Fund

Class 1
12/31/13	$10.56	$.39	$2.00	$2.39	$(.42)	$—	$(.42)	$12.53	22.81%	$206		.62%	3.35%
12/31/12	9.20	.25	1.39	1.64	(.28)	—	(.28)	10.56	17.93	180		.62	2.56
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161		.61	2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171		.61	2.54
12/31/09	6.68	.20	2.47	2.67	(.21)	—	(.21)	9.14	40.11	160		.63	2.63
Class 2
12/31/13	10.54	.36	2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87	3.09
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837		.87	2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839		.86	2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130		.86	2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951		.88	2.42
Class 4
12/31/13	10.55	.28	2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12	2.27
12/31/12[2,3]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27	—	[4]	.03 [5]	.08 [5]

See end of financial highlights tables for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets

Growth-Income Fund

Class 1
12/31/13	$38.48	$.66	$12.31	$12.97	$(.73)	$—	$(.73)	$50.72	33.82%	$9,857		.29%		1.49%
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782		.29		1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496		.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370		.29		1.76
12/31/09	24.25	.49	7.13	7.62	(.50)	—	(.50)	31.37	31.54	8,142		.29		1.83
Class 2
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980		.54		1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403		.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235		.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668		.54		1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220		.54		1.60
Class 3
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193		.47		1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168		.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172		.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209		.47		1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225		.47		1.68
Class 4
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3		.79		.96
12/31/12[2,3]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02	—	[4]	.01	[5]	.03	[5]

International Growth and Income Fund

Class 1
12/31/13	$15.29	$.44	$2.50	$2.94	$(.47)	$(.28)	$(.75)	$17.48	19.39%	$696		.69%		2.63%
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203		.74		2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35		.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32		.74		2.61
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28		.74		2.74
Class 2
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225		.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199		.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180		.99		2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99		.99		1.89
Class 4
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[2,3]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62	—	[4]	.04	[5]	.07	[5]

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets

Asset Allocation Fund

Class 1
12/31/13	$18.43	$.35	$4.07	$4.42	$(.36)	$—	$(.36)	$22.49	24.04%	$10,515		.31%		1.71%
12/31/12	16.17	.37	2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199		.31		2.11
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932		.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235		.31		2.33
12/31/09	12.16	.35	2.59	2.94	(.35)	—	(.35)	14.75	24.27	4,151		.32		2.65
Class 2
12/31/13	18.31	.30	4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760		.56		1.47
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225		.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151		.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689		.57		2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537		.58		2.45
Class 3
12/31/13	18.45	.32	4.06	4.38	(.32)	—	(.32)	22.51	23.81	42		.49		1.54
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38		.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38		.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44		.50		2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44		.51		2.53
Class 4
12/31/13	18.43	.27	4.12	4.39	(.36)	—	(.36)	22.46	23.89	1		.79		1.22
12/31/12[2,3]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17	—	[4]	.01	[5]	.08	[5]

Global Balanced Fund

Class 1
12/31/13	$10.34	$.22	$1.07	$1.29	$(.18)	$(.08)	$(.26)	$11.37	12.56%	$36		.70%		2.05%
12/31/12	9.35	.20	.98	1.18	(.19)	—	(.19)	10.34	12.58	32		.72		2.00
12/31/11[2,6]	10.00	.13	(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28		.69	[7]	1.99	[7]
Class 2
12/31/13	10.33	.20	1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
12/31/12	9.35	.17	.97	1.14	(.16)	—	(.16)	10.33	12.24	119		.97		1.76
12/31/11[2,6]	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72		.94	[7]	1.45	[7]
Class 4
12/31/13	10.33	.22	1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49	—	[4]	.71	[5]	1.98	[5]
12/31/12[2,3]	10.47	.01	.03	.04	(.18)	—	(.18)	10.33	.40	—	[4]	.03	[5]	.05	[5]

Bond Fund

Class 1
12/31/13	$11.29	$.22	$(.43)	$(.21)	$(.23)	$(.12)	$(.35)	$10.73	(1.89)%	$4,506		.39%		2.01%
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917		.39		2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354		.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768		.38		3.03
12/31/09	9.45	.42	.80	1.22	(.34)	—	(.34)	10.33	12.83	3,775		.39		4.19
Class 2
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044		.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984		.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074		.63		2.79
12/31/09	9.36	.40	.79	1.19	(.32)	—	(.32)	10.23	12.61	4,635		.64		4.00
Class 4
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[2,3]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)	—	[4]	.02	[5]	.10	[5]

See end of financial highlights tables for footnotes.

American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1
12/31/13	$12.32	$.28		$(.58)	$(.30)	$—	$(.14)	$(.14)	$11.88	(2.40)%	$1,093		.56%		2.37%
12/31/12	11.96	.28		.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
12/31/11	11.82	.36		.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619		.56		2.97
12/31/10	11.57	.41		.21	.62	(.37)	—	(.37)	11.82	5.44	325		.57		3.42
12/31/09	10.68	.45		.62	1.07	(.18)	—	(.18)	11.57	10.04	162		.59		4.06
Class 2
12/31/13	12.27	.25		(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25		.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
12/31/11	11.78	.33		.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639		.81		2.75
12/31/10	11.53	.38		.22	.60	(.35)	—	(.35)	11.78	5.23	1,497		.83		3.21
12/31/09	10.66	.42		.61	1.03	(.16)	—	(.16)	11.53	9.69	1,203		.84		3.79
Class 4
12/31/13	12.31	.27		(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[4]	.79		2.25
12/31/12[2,3]	12.53	.01		(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)	—	[4]	.02	[5]	.11 [5]

High-Income Bond Fund

Class 1
12/31/13	$11.16	$.75		$.01	$.76	$(.79)	$—	$(.79)	$11.13	6.89%	$856		.48%		6.54%
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90	894		.48		7.25
12/31/11	11.20	.88		(.64)	.24	(.90)	—	(.90)	10.54	2.18	787		.47		7.70
12/31/10	10.49	.91		.68	1.59	(.88)	—	(.88)	11.20	15.38	769		.48		8.15
12/31/09	8.05	.75		2.41	3.16	(.72)	—	(.72)	10.49	39.45	635		.48		7.86
Class 2
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135		.73		7.00
12/31/11	11.08	.84		(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064		.72		7.44
12/31/10	10.39	.87		.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142		.73		7.91
12/31/09	7.99	.71		2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063		.74		7.62
Class 3
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21		.66		7.07
12/31/11	11.22	.86		(.64)	.22	(.88)	—	(.88)	10.56	1.97	21		.65		7.51
12/31/10	10.51	.89		.68	1.57	(.86)	—	(.86)	11.22	15.14	23		.66		7.98
12/31/09	8.07	.73		2.42	3.15	(.71)	—	(.71)	10.51	39.14	24		.67		7.69
Class 4
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[4]	.93		5.82
12/31/12[2,3]	11.80	.04		— [8]	.04	(.68)	—	(.68)	11.16	.34	—	[4]	.02	[5]	.35 [5]

Mortgage Fund

Class 1
12/31/13	$10.47	$.04		$(.18)	$(.14)	$(.08)	$(.02)	$(.10)	$10.23	(1.41)%	$198		.44%		.35%
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87		.45		.08
12/31/11[2,6]	10.00	—	[8]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55		.42	[7]	.04 [7]
Class 2
12/31/13	10.46	—	[8]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49		.70		(.16)
12/31/11[2,6]	10.00	(.02)		.48	.46	— [8]	(.10)	(.10)	10.36	4.60	22		.67	[7]	(.25)[7]
Class 4
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	—	[4]	.38	[5]	.23 [5]
12/31/12[2,3]	10.60	—	[8]	.01	.01	(.06)	(.08)	(.14)	10.47	.09	—	[4]	.02	[5]	.04 [5]

American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[9]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[9]		Ratio of net income (loss) to average net assets[9]

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/13	$12.75	$.08	$(.44)		$(.36)	$(.11)	$(.34)	$(.45)	$11.94	(2.87)%	$1,584		.35%		.35%		.67%
12/31/12	13.00	.10	.18		.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.34		.75
12/31/11	12.59	.23	.74		.97	(.26)	(.30)	(.56)	13.00	7.85	1,785		.34		.34		1.83
12/31/10	12.18	.26	.46		.72	(.25)	(.06)	(.31)	12.59	5.94	1,492		.39		.36		2.07
12/31/09	12.29	.37	(.03)		.34	(.34)	(.11)	(.45)	12.18	2.79	999		.41		.41		2.99
Class 2
12/31/13	12.63	.05	(.43)		(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.60		.42
12/31/12	12.89	.06	.18		.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.59		.50
12/31/11	12.49	.20	.73		.93	(.23)	(.30)	(.53)	12.89	7.58	2,002		.59		.59		1.59
12/31/10	12.08	.23	.46		.69	(.22)	(.06)	(.28)	12.49	5.75	1,959		.64		.62		1.83
12/31/09	12.20	.34	(.03)		.31	(.32)	(.11)	(.43)	12.08	2.50	1,561		.66		.66		2.79
Class 3
12/31/13	12.76	.06	(.43)		(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.53		.47
12/31/12	13.01	.07	.19		.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.52		.58
12/31/11	12.61	.21	.73		.94	(.24)	(.30)	(.54)	13.01	7.56	24		.52		.52		1.65
12/31/10	12.19	.24	.47		.71	(.23)	(.06)	(.29)	12.61	5.82	26		.57		.55		1.92
12/31/09	12.30	.36	(.04)		.32	(.32)	(.11)	(.43)	12.19	2.58	27		.59		.59		2.91
Class 4
12/31/13	12.75	.08	(.44)		(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[4]	.84		.84		.68
12/31/12[2,3]	12.88	.01	(.01)		—	(.13)	—	(.13)	12.75	(.01)	—	[4]	.02	[5]	.02	[5]	.05 [5]

Cash Management Fund

Class 1
12/31/13	$11.34	$(.03)	$—	[8]	$(.03)	$—	$—	$—	$11.31	(.27)%	$57		.34%				(.24)%
12/31/12	11.36	(.03)	.01		(.02)	—	—	—	11.34	(.18)	66		.34				(.22)
12/31/11	11.39	(.02)	(.01)		(.03)	—	—	—	11.36	(.26)	75		.33				(.21)
12/31/10	11.40	(.02)	.01		(.01)	—	—	—	11.39	(.09)	83		.33				(.14)
12/31/09	11.44	(.01)	—	[8]	(.01)	(.03)	— [8]	(.03)	11.40	(.10)	105		.33				(.08)
Class 2
12/31/13	11.17	(.05)	—	[8]	(.05)	—	—	—	11.12	(.45)	395		.59				(.49)
12/31/12	11.22	(.05)	—	[8]	(.05)	—	—	—	11.17	(.45)	459		.59				(.47)
12/31/11	11.28	(.05)	(.01)		(.06)	—	—	—	11.22	(.53)	530		.58				(.47)
12/31/10	11.32	(.04)	—	[8]	(.04)	—	—	—	11.28	(.35)	522		.58				(.39)
12/31/09	11.38	(.04)	—	8	(.04)	(.02)	— [8]	(.02)	11.32	(.33)	664		.58				(.33)
Class 3
12/31/13	11.26	(.05)	—	[8]	(.05)	—	—	—	11.21	(.44)	8		.52				(.42)
12/31/12	11.30	(.05)	.01		(.04)	—	—	—	11.26	(.35)	11		.52				(.40)
12/31/11	11.34	(.04)	—	[8]	(.04)	—	—	—	11.30	(.35)	12		.51				(.40)
12/31/10	11.38	(.04)	—	[8]	(.04)	—	—	—	11.34	(.35)	13		.51				(.32)
12/31/09	11.44	(.03)	(.01)		(.04)	(.02)	— [8]	(.02)	11.38	(.31)	17		.51				(.27)
Class 4
12/31/13	11.34	(.04)	—	[8]	(.04)	—	—	—	11.30	(.35)	—	[4]	.37	[5]			(.32)[5]
12/31/12[2,3]	11.34	— [8]	—	[8]	— [8]	—	—	—	11.34	.00	—	[4]	.02	[5]			(.01)[5]

See end of financial highlights tables for footnotes.

American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value,end of period	Total return[9]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[9]	Net effective expense ratio[9,10]	Ratio of net income to average net assets[9]

Managed Risk Growth Fund

Class P1
12/31/13[2,11]	$10.00	$.12	$1.38	$1.50	$(.07)	$—	$(.07)	$11.43	15.05%	$166	.88%[7]	.25%[7]	.58%[7]	1.64%
Class P2
12/31/13[2,11]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	27,827	1.05 [7]	.52 [7]	.85 [7]	1.69

Managed Risk International Fund

Class P1
12/31/13[2,11]	$10.00	$.13	$.78	$.91	$(.09)	$—	$(.09)	$10.82	9.08%	$109	1.05%[7]	.23%[7]	.73%[7]	1.92%
Class P2
12/31/13[2,11]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99	16,777	1.19 [7]	.44 [7]	.94 [7]	2.66

Managed Risk Blue Chip Income and Growth Fund

Class P1
12/31/13[2,11]	$10.00	$.20	$1.01	$1.21	$(.16)	$—	$(.16)	$11.05	12.16%	$124	.84%[7]	.24%[7]	.64%[7]	2.80%
Class P2
12/31/13[2,11]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05	26,235	1.04 [7]	.54 [7]	.94 [7]	3.91

Managed Risk Growth-Income Fund

Class P1
12/31/13[2,11]	$10.00	$.14	$1.47	$1.61	$(.11)	$—	$(.11)	$11.50	16.15%	$123	.92%[7]	.23%[7]	.50%[7]	2.01%
Class P2
12/31/13[2,11]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04	24,032	1.09 [7]	.50 [7]	.77 [7]	2.73

Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

Class P1
12/31/13	$9.99	$.27	$1.81	$2.08	$(.14)	$—	$(.14)	$11.93	20.82%	$112,037	.55%	.47%	.75%	2.37%
12/31/12[2,12]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24	10	.15	.07	.37	1.72
Class P2
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58	795,033	.80	.73	1.01	2.43
12/31/12[2,12]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21	24	.24	.11	.41	2.38

American Funds Insurance Series

	Year ended December 31
Portfolio turnover rate for all share classes	2013		2012		2011		2010	2009
Global Growth Fund	39%		22%		28%		28%	43%
Global Small Capitalization Fund	36		40		44		47	55
Growth Fund	19		21		19		28	37
International Fund	21		29		24		25	46
New World Fund	43		32		22		18	25
Blue Chip Income and Growth Fund	30		36		27		22	22
Global Growth and Income Fund	31		30		25		30	47
Growth-Income Fund	19		25		22		22	24
International Growth and Income Fund	34		31		48		31	21
Asset Allocation Fund	74		61		43		46	41
Global Balanced Fund	81		80		34	[6]
Bond Fund	354		253		163		187	125
Global Bond Fund	213		160		101		106	86
High-Income Bond Fund	64		48		51		54	47
Mortgage Fund	715		444		480	[6]
U.S. Government/AAA-Rated Securities Fund	621		447		234		208	100
Cash Management Fund	—		—		—		—	—
Managed Risk Growth Fund	10	[11]
Managed Risk International Fund	6	[11]
Managed Risk Blue Chip Income and Growth Fund	3	[11]
Managed Risk Growth-Income Fund	2	[11]
Managed Risk Asset Allocation Fund
(formerly Protected Asset Allocation Fund)	3		—	[12,13]

[1]	Based on average shares outstanding.
[2]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[3]	Class 4 shares were offered beginning December 14, 2012.
[4]	Amount less than $1 million.
[5]	The fund’s assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[6]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[7]	Annualized.
[8]	Amount less than $.01.
[9]	This column reflects the impact, if any, of certain waivers by CRMC. CRMC reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010 and for the managed risk funds since each fund’s commencement of operations.
[10]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[11]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[12]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[13]	Amount less than 1%.

See Notes to Financial Statements

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund, Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund) (twenty-two of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2013, the results of each of their operations for each of the periods then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
February 5, 2014

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2013, through December 31, 2013).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 — actual return	$1,000.00	$1,203.74	$3.06	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 — actual return	1,000.00	1,202.01	4.44	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 — actual return	1,000.00	1,202.74	5.89	1.06
Class 4 — assumed 5% return	1,000.00	1,019.86	5.40	1.06

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,178.99	$4.06	.74%
Class 1 — assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 — actual return	1,000.00	1,177.16	5.43	.99
Class 2 — assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 — actual return	1,000.00	1,175.63	6.80	1.24
Class 4 — assumed 5% return	1,000.00	1,018.95	6.31	1.24

Growth Fund
Class 1 — actual return	$1,000.00	$1,182.34	$1.93	.35%
Class 1 — assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 — actual return	1,000.00	1,180.87	3.30	.60
Class 2 — assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 — actual return	1,000.00	1,181.34	2.91	.53
Class 3 — assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 — actual return	1,000.00	1,179.50	4.67	.85
Class 4 — assumed 5% return	1,000.00	1,020.92	4.33	.85

International Fund
Class 1 — actual return	$1,000.00	$1,178.79	$2.97	.54%
Class 1 — assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 — actual return	1,000.00	1,177.17	4.34	.79
Class 2 — assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 3 — actual return	1,000.00	1,177.57	3.95	.72
Class 3 — assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 4 — actual return	1,000.00	1,175.25	5.70	1.04
Class 4 — assumed 5% return	1,000.00	1,019.96	5.30	1.04

New World Fund
Class 1 — actual return	$1,000.00	$1,142.49	$4.21	.78%
Class 1 — assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 — actual return	1,000.00	1,140.82	5.56	1.03
Class 2 — assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 4 — actual return	1,000.00	1,139.29	6.96	1.29
Class 4 — assumed 5% return	1,000.00	1,018.70	6.56	1.29

See end of expense example tables for footnotes.

American Funds Insurance Series

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,162.83	$2.29	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 — actual return	1,000.00	1,161.93	3.65	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 4 — actual return	1,000.00	1,162.90	4.85	.89
Class 4 — assumed 5% return	1,000.00	1,020.72	4.53	.89

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,142.49	$3.40	.63%
Class 1 — assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 — actual return	1,000.00	1,142.33	4.75	.88
Class 2 — assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 4 — actual return	1,000.00	1,140.50	6.04	1.12
Class 4 — assumed 5% return	1,000.00	1,019.56	5.70	1.12

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,196.13	$1.61	.29%
Class 1 — assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 — actual return	1,000.00	1,194.68	2.99	.54
Class 2 — assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 — actual return	1,000.00	1,195.02	2.60	.47
Class 3 — assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 — actual return	1,000.00	1,193.11	4.37	.79
Class 4 — assumed 5% return	1,000.00	1,021.22	4.02	.79

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,148.24	$3.74	.69%
Class 1 — assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 2 — actual return	1,000.00	1,146.70	5.09	.94
Class 2 — assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 4 — actual return	1,000.00	1,146.73	6.44	1.19
Class 4 — assumed 5% return	1,000.00	1,019.21	6.06	1.19

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,123.62	$1.61	.30%
Class 1 — assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 — actual return	1,000.00	1,122.40	2.94	.55
Class 2 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 — actual return	1,000.00	1,122.46	2.57	.48
Class 3 — assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 — actual return	1,000.00	1,122.78	4.28	.80
Class 4 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Balanced Fund
Class 1 — actual return	$1,000.00	$1,094.91	$3.70	.70%
Class 1 — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 2 — actual return	1,000.00	1,093.73	5.01	.95
Class 2 — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 4 — actual return	1,000.00	1,094.16	3.69	.70
Class 4 — assumed 5% return	1,000.00	1,021.68	3.57	.70

See end of expense example tables for footnotes.

American Funds Insurance Series

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period[1]	Annualized expense ratio
Bond Fund
Class 1 — actual return	$1,000.00	$1,006.14	$1.97	.39%
Class 1 — assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 2 — actual return	1,000.00	1,005.00	3.23	.64
Class 2 — assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 — actual return	1,000.00	1,003.35	4.49	.89
Class 4 — assumed 5% return	1,000.00	1,020.72	4.53	.89

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,026.79	$2.86	.56%
Class 1 — assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 — actual return	1,000.00	1,026.06	4.14	.81
Class 2 — assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 — actual return	1,000.00	1,026.81	4.65	.91
Class 4 — assumed 5% return	1,000.00	1,020.62	4.63	.91

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,054.34	$2.49	.48%
Class 1 — assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 2 — actual return	1,000.00	1,052.70	3.78	.73
Class 2 — assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 3 — actual return	1,000.00	1,053.52	3.42	.66
Class 3 — assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 — actual return	1,000.00	1,054.42	4.97	.96
Class 4 — assumed 5% return	1,000.00	1,020.37	4.89	.96

Mortgage Fund
Class 1 — actual return	$1,000.00	$1,001.24	$2.22	.44%
Class 1 — assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 2 — actual return	1,000.00	1,000.67	3.48	.69
Class 2 — assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 4 — actual return	1,000.00	1,001.24	1.87	.37
Class 4 — assumed 5% return	1,000.00	1,023.34	1.89	.37

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$995.01	$1.76	.35%
Class 1 — assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 — actual return	1,000.00	993.63	3.02	.60
Class 2 — assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 — actual return	1,000.00	994.03	2.66	.53
Class 3 — assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 — actual return	1,000.00	994.26	4.27	.85
Class 4 — assumed 5% return	1,000.00	1,020.92	4.33	.85

Cash Management Fund
Class 1 — actual return	$1,000.00	$998.23	$1.71	.34%
Class 1 — assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 2 — actual return	1,000.00	997.31	2.97	.59
Class 2 — assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 — actual return	1,000.00	998.22	2.62	.52
Class 3 — assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 — actual return	1,000.00	998.23	1.86	.37
Class 4 — assumed 5% return	1,000.00	1,023.34	1.89	.37

American Funds Insurance Series

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 — actual return	$1,000.00	$1,141.32	$1.40	.26%	$3.18	.59%
Class P1 — assumed 5% return	1,000.00	1,023.89	1.33	.26	3.01	.59
Class P2 — actual return	1,000.00	1,140.30	2.97	.55	4.75	.88
Class P2 — assumed 5% return	1,000.00	1,022.43	2.80	.55	4.48	.88

Managed Risk International Fund
Class P1 — actual return	$1,000.00	$1,113.06	$1.22	.23%	$3.89	.73%
Class P1 — assumed 5% return	1,000.00	1,024.05	1.17	.23	3.72	.73
Class P2 — actual return	1,000.00	1,112.13	2.50	.47	5.16	.97
Class P2 — assumed 5% return	1,000.00	1,022.84	2.40	.47	4.94	.97

Managed Risk Blue Chip Income and Growth Fund
Class P1 — actual return	$1,000.00	$1,120.51	$1.34	.25%	$3.47	.65%
Class P1 — assumed 5% return	1,000.00	1,023.95	1.28	.25	3.31	.65
Class P2 — actual return	1,000.00	1,119.39	3.04	.57	5.18	.97
Class P2 — assumed 5% return	1,000.00	1,022.33	2.91	.57	4.94	.97

Managed Risk Growth-Income Fund
Class P1 — actual return	$1,000.00	$1,155.67	$1.25	.23%	$2.72	.50%
Class P1 — assumed 5% return	1,000.00	1,024.05	1.17	.23	2.55	.50
Class P2 — actual return	1,000.00	1,154.66	2.88	.53	4.34	.80
Class P2 — assumed 5% return	1,000.00	1,022.53	2.70	.53	4.08	.80

Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)
Class P1 — actual return	$1,000.00	$1,109.93	$2.55	.48%	$4.04	.76%
Class P1 — assumed 5% return	1,000.00	1,022.79	2.45	.48	3.87	.76
Class P2 — actual return	1,000.00	1,109.10	3.88	.73	5.37	1.01
Class P2 — assumed 5% return	1,000.00	1,021.53	3.72	.73	5.14	1.01

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.
American Funds Insurance Series

Approval of Investment Advisory and Service Agreement –American Funds Insurance Series

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2014. The agreement was amended to add additional advisory fee breakpoints for Asset Allocation Fund and Global Bond Fund when the funds’ net assets exceed $8 billion and $13 billion, and $1 billion and $3 billion, respectively. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were above both benchmarks over the six-month, one-, three-, five-, and 10-year periods, as well as over the lifetime of the fund since April 30, 1997.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month, one-, and 10-year periods, as well as over the lifetime of the fund since April 30, 1998. The board and the committee further noted that the fund’s results were substantially lower than both benchmarks over the three- and five-year periods.

American Funds Insurance Series

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average (the Lipper category that includes the fund), and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all three benchmarks over the 10-year period and over the lifetime of the fund since February 8, 1984, and were mixed over the one- and three-year periods, and lower than the benchmarks over the six-month and five-year periods.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month, one-, five-, and 10-year periods and over the lifetime of the fund since May 1, 1990, and mixed over the three-year period.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average (the Lipper category that includes the fund), and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were mixed over each time period, with investment results above the Lipper average and lower than the MSCI index over the six-month, one-, three-, and five-year periods, and lower than the Lipper average and higher than the MSCI index during the 10-year period and over the lifetime of the fund since June 17, 1999.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month and five-year periods. Over the one-, three-, and 10-year periods, results of the fund were higher than the Lipper average, but lower than the S&P 500. Results were lower than both benchmarks over the lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than the Lipper average and the MSCI index over the one-, three-, and five-year periods and over the lifetime of the fund since May 1, 2006, and were equal to the Lipper average, but higher than the MSCI index, during the six-month period.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the one-year period and over the lifetime of the fund since February 8, 1984. Over the six-month, three-, five-, and 10-year periods, results were higher than the Lipper average but lower than the S&P 500.

American Funds Insurance Series

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were above both benchmarks over the six-month, and three-year periods, as well as over the lifetime of the fund since November 18, 2008, and were mixed during the one-year period, above the MSCI index but below the Lipper average.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average (the Lipper category that includes the fund), (ii) the Barclays U.S. Aggregate Index, (iii) Standard and Poor’s 500 Composite Index, and (iv) a customized index comprised of 60% S&P 500 and 40% Barclays index. They noted that the fund’s investment results were above all benchmarks for the 10-year period. For the six-month, one-, three-, and 10-year periods and the lifetime of the fund since August 1, 1989, the fund’s results were above all benchmarks other than the S&P 500. For the five-year period, the fund’s results were above the Lipper average and the Barclays index, but below the S&P 500 and the 60/40 index.

Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Flexible Portfolio Funds Average (the Lipper category that includes the fund), (ii) the Barclays Global Aggregate Bond Index, (iii) the MSCI All Country World Index, and (iv) a customized index comprised of 60% MSCI index and 40% Barclays index. They noted that the fund’s investment results were above all benchmarks over the six-month and one-year time periods, and over the lifetime of the fund since May 2, 2011, except the MSCI index for the six-month and one-year periods.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Intermediate Investment Grade Debt Funds Average (the Lipper category that includes the fund) and (ii) the Barclays U.S. Aggregate Index. They noted that the fund’s investment results were mixed over the six-month, one- and three-year periods compared to the benchmark indices. They also noted that the fund’s investment results were below the Lipper average and the Barclays index over the five- and 10-year periods and the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and dominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Average (the Lipper category that includes the fund) and (ii) the Barclays Global Aggregate Bond Index. They noted that the fund’s results were better than the Barclays index but below the Lipper average over the one-, three-, and five-year periods, and were higher than both benchmarks over the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were lower than both the Lipper average and the Barclays index over the six-month period.

American Funds Insurance Series

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average (the Lipper category that includes the fund) and (ii) the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results for the six-month period were above the Lipper average and below the Barclays index, and were higher than the Lipper average over the lifetime of the fund since February 8, 1984. They also noted that the fund’s investment results were lower than both benchmarks over the one-, three-, five-, and 10-year periods.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper U.S. Mortgage Funds Average (the Lipper category that includes the fund), and (iii) the Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s results were above all these benchmarks over the six-month period and all others than the Lipper U.S. Mortgage Funds average for the one-year period and lifetime of the fund since May 2, 2011.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average (the Lipper category that includes the fund) and (ii) the Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s results were higher than the Lipper average over six-month, three-, five-, and 10-year periods and over the lifetime of the fund since December 2, 1985, and lower than the Barclays index over each of the periods.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average (the Lipper category that includes the fund). They noted that the fund’s investment results were higher than the Lipper average over the 10-year period, but slightly lower than the average over the six-month and one-, three-, and five-year periods and over the lifetime of the fund since February 8, 1984.

The board and the committee concluded that each fund’s investment results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund except Cash Management Fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median, fees of the other funds included in its Lipper category, except Global Bond Fund and Global Balanced Fund, which were slightly above the median, and Cash Management Fund, which was 20% above the median. They also noted that Cash Management Fund is not a stable net asset value fund and that CRMC does not otherwise waive any fees.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of each fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement –American Funds Insurance Series Managed Risk Funds

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2014. The board has also approved the series’ Sub-Advisory Agreement (the “sub-advisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman”) for the same term. The advisory and sub-advisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman’s services that would be provided by CRMC, the administrative and compliance and shareholder services that would be provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board also considered the depth and quality of Milliman’s investment management process, including its experience in applying the Milliman Managed Risk Strategy and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services that would be provided to each fund under the sub-advisory agreement. The board concluded that the nature, extent and quality of the services to be provided by Milliman have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth Funds Average (the Lipper category that includes the fund), and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were substantially below both the Lipper average and the S&P 500 over the lifetime of the fund since May 1, 2013. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the S&P 500.

American Funds Insurance Series

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were above both the Lipper average and the MSCI index over the lifetime of the fund since May 1, 2013. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the MSCI index.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average (the Lipper category that includes the fund) and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average, but substantially below the S&P 500, over the lifetime of the fund since May 1, 2013. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the S&P 500.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average, but substantially below the S&P 500, over the lifetime of the fund since May 1, 2013. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the S&P 500.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Balanced Funds Average (the Lipper category that includes the fund), (ii) the Barclays U.S. Aggregate Index, and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average and the Barclays index, but substantially below the S&P 500, over the six-month period and lifetime of the fund since September 28, 2012. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the S&P 500, but above that of a composite index comprised of 60% of the S&P 500 and 40% of the Barclays index.

The board and the committee concluded that each fund’s investment results and the results of the services provided by Milliman have been satisfactory, and that CRMC’s and Milliman’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval, and CRMC’s agreement to pay the fees due Milliman under the sub-advisory agreement. They observed that each fund’s total advisory fees and expenses were at or near the median of the other funds in its Lipper category. In addition, they observed that each underlying fund’s advisory fees and expenses were less than the median fees and expenses of those funds included in its Lipper category described above.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of each fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 68	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	69	None
James G. Ellis, 67	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	1999	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
R. Clark Hooper, 67 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Merit E. Janow, 55	2007	Dean and Professor, Columbia University, School of International and Public Affairs	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 58	2010	Clinical Professor and Director, Accounting Program, University of Redlands	65	None
Frank M. Sanchez, 70	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	65	None
Margaret Spellings, 56	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	69	None
Steadman Upham, Ph.D., 64	2010	President and University Professor, The University of Tulsa	68	None

We are saddened by the loss of W. Scott Hedrick who passed away on November 3, 2013. Mr. Hedrick served as an independent board member on the boards of various American Funds since 2007. His wise counsel and friendship will be missed.

“Interested” trustee4,5

Name, age and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 53 Vice Chairman of the Board	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	25	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See next page for footnotes.

American Funds Insurance Series

Other officers5

Name, age and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 53 President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company
Michael J. Downer, 59 Executive Vice President	1991	Director, Senior Vice President, Secretary and Chief Legal Officer, Capital Research and Management
Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust
		Company[6]
Abner D. Goldstine, 84 Senior Vice President	1993	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
C. Ross Sappenfield, 48 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
John H. Smet, 57 Senior Vice President	1994	Director, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Carl M. Kawaja, 49 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company; Chairman
of the Board, Capital International Asset Management (Canada), Inc.;[6] Director, The Capital Group
		Companies, Inc.[6]
Sung Lee, 47 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Maria T. Manotok, 39 Vice President	2012	Vice President and Associate Counsel — Fund Business Management Group, Capital Research and Management Company; Vice President and Associate Counsel, Capital Group Companies Global[6]
S. Keiko McKibben, 44 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Renaud H. Samyn, 40 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Dylan Yolles, 45 Vice President	2012	Senior Vice President — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 49 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 42 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Courtney R. Taylor, 39 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 46 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[5]	All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.
American Funds Insurance Series

Offices of the series and of
the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment sub-adviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2013, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2014, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

American Funds Insurance Series

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success	The Capital SystemSM	Superior long-term track record
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]	Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of The Capital System.	Our AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes in 62% of 10-year periods and 89% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Portfolio manager experience as of November 2013.
[2]	Based on Class 2 share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index (except Global Small Capitalization Fund, for which the Lipper average was used). The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Flexible Portfolio Funds Index (Asset Allocation Fund), Lipper Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and Lipper General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

Lit No. INGEARX-998-0214P

American Funds Insurance Series

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2013, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”).  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)

Not applicable

(c)

Not applicable

(d)

Not applicable

(e)

Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK VARIABLE INSURANCE TRUST

JOHN HANCOCK FUNDS

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS

FOR

PRINCIPAL EXECUTIVE, PRINCIPAL FINANCIAL OFFICERS & TREASURER

I.

Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Variable Insurance Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

➢

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

➢

full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

➢

compliance with applicable laws and governmental rules and regulations;

➢

the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

➢

accountability for adherence to the Code.

______________________

1 John Hancock Funds includes the following trusts: John Hancock Financial Opportunities Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest;  John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock  Premium Dividend Fund ;  John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock Tax-Advantaged Dividend Income Fund; John Hancock Tax-Advantaged Global Shareholder Yield Fund and John Hancock Hedged Equity and Income Fund.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.

Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

*  *  *

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Each Covered Officer must:

➢

not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

➢

not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

➢

not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”).  Examples of these include:

➢

service as a director/trustee on the board of any public or private company;

➢

the receipt of any non-nominal gifts;

➢

the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

➢

any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

➢

a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.

Disclosure & Compliance

➢

Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

➢

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

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➢

Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

➢

It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.

Reporting & Accountability

Each Covered Officer must:

➢

upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

➢

annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

➢

not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

➢

notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

➢

report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

➢

the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

➢

if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

➢

any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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➢

if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

➢

the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

➢

any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.

Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.

Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.

Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.

Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

5 of 6

Exhibit A

Persons Covered by this Code of Ethics

(As of June 2013)

John Hancock Variable Insurance Trust

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢

Treasurer  – Salvatore Schiavone

John Hancock Funds

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢

Treasurer  – Salvatore Schiavone

John Hancock Funds II

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢

Treasurer  – Salvatore Schiavone

John Hancock Funds III

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

➢

Treasurer  – Salvatore Schiavone

6 of 6

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES

2013:  $1,968,475

2012:  $2,448,346

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2013:  $67,540

2012:  $87,802

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940.

(c)

TAX FEES:

2013:  $0

2012:  $0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax fees for the years ended December 31, 2013 and December 31, 2012 were $0 and $0 as the tax services were provided by a service provider other than the principal accountant.

(d)

ALL OTHER FEES:

2013:  $21,461

2012:  $36,842

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.

(e)

(1)  Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2)  Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,970,105 for the fiscal year ended December 31, 2013 and $2,909,584 for the fiscal year ended December 31, 2012.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess  - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

John Hancock

Variable Insurance Trust

December 31, 2013

Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

500 Index Trust B

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.7%
Consumer Discretionary - 12.1%
Auto Components - 0.4%
BorgWarner, Inc.	40,434	$2,260,665
Delphi Automotive PLC	49,745	2,991,167
Johnson Controls, Inc.	121,691	6,242,748
The Goodyear Tire & Rubber Company	43,589	1,039,598
		12,534,178
Automobiles - 0.7%
Ford Motor Company	701,331	10,821,533
General Motors Company (I)	202,271	8,266,816
Harley-Davidson, Inc.	39,260	2,718,362
		21,806,711
Distributors - 0.1%
Genuine Parts Company	27,347	2,274,997
Diversified Consumer Services - 0.1%
Graham Holdings Company, Class B	785	520,706
H&R Block, Inc.	48,701	1,414,277
		1,934,983
Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.	77,790	3,124,824
Chipotle Mexican Grill, Inc. (I)	5,501	2,930,823
Darden Restaurants, Inc.	23,179	1,260,242
International Game Technology	44,204	802,745
Marriott International, Inc., Class A	40,195	1,984,025
McDonald’s Corp.	176,687	17,143,940
Starbucks Corp.	133,924	10,498,302
Starwood Hotels & Resorts Worldwide, Inc.	33,946	2,697,010
Wyndham Worldwide Corp.	23,120	1,703,713
Wynn Resorts, Ltd.	14,335	2,784,000
Yum! Brands, Inc.	79,078	5,979,088
		50,908,712
Household Durables - 0.4%
D.R. Horton, Inc. (L)	50,549	1,128,254
Garmin, Ltd. (L)	21,731	1,004,407
Harman International Industries, Inc.	12,070	987,930
Leggett & Platt, Inc. (L)	24,824	768,055
Lennar Corp., Class A	30,041	1,188,422
Mohawk Industries, Inc. (I)	10,864	1,617,650
Newell Rubbermaid, Inc.	50,864	1,648,502
PulteGroup, Inc.	61,271	1,248,090
Whirlpool Corp.	13,915	2,182,707
		11,774,017
Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (I)	65,865	26,266,303
Expedia, Inc.	18,288	1,273,942
Netflix, Inc. (I)	10,503	3,866,890
priceline.com, Inc. (I)	9,134	10,617,362
TripAdvisor, Inc. (I)	19,673	1,629,515
		43,654,012
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	20,784	1,143,328
Mattel, Inc.	60,077	2,858,464
		4,001,792
Media - 3.6%
Cablevision Systems Corp., Class A	37,584	673,881
CBS Corp., Class B	99,152	6,319,948
Comcast Corp., Class A	462,842	24,051,585
DIRECTV (I)	86,785	5,995,976
Discovery Communications, Inc., Class A (I)	40,090	3,624,938

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media (continued)
Gannett Company, Inc.	40,797	$1,206,775
News Corp., Class A (I)	88,661	1,597,671
Omnicom Group, Inc.	45,709	3,399,378
Scripps Networks Interactive, Inc., Class A	19,457	1,681,279
The Interpublic Group of Companies, Inc.	73,214	1,295,888
The Walt Disney Company	290,262	22,176,017
Time Warner Cable, Inc.	50,075	6,785,163
Time Warner, Inc.	160,685	11,202,958
Twenty-First Century Fox, Inc.	348,542	12,261,708
Viacom, Inc., Class B	72,082	6,295,642
		108,568,807
Multiline Retail - 0.7%
Dollar General Corp. (I)	52,229	3,150,453
Dollar Tree, Inc. (I)	36,972	2,085,960
Family Dollar Stores, Inc.	17,131	1,113,001
Kohl’s Corp.	35,598	2,020,187
Macy’s, Inc.	65,470	3,496,098
Nordstrom, Inc.	25,539	1,578,310
Target Corp.	112,385	7,110,599
		20,554,608
Specialty Retail - 2.1%
AutoNation, Inc. (I)	11,605	576,652
AutoZone, Inc. (I)	6,044	2,888,669
Bed Bath & Beyond, Inc. (I)	38,322	3,077,257
Best Buy Company, Inc.	48,241	1,923,851
CarMax, Inc. (I)	39,680	1,865,754
GameStop Corp., Class A	20,519	1,010,766
L Brands, Inc.	43,437	2,686,578
Lowe’s Companies, Inc.	185,761	9,204,458
O’Reilly Automotive, Inc. (I)	19,109	2,459,519
PetSmart, Inc.	18,434	1,341,074
Ross Stores, Inc.	38,367	2,874,839
Staples, Inc.	117,316	1,864,151
The Gap, Inc.	47,056	1,838,948
The Home Depot, Inc.	250,122	20,595,045
Tiffany & Company	19,461	1,805,592
TJX Companies, Inc.	126,333	8,051,202
Urban Outfitters, Inc. (I)	19,252	714,249
		64,778,604
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	49,801	2,795,330
Fossil Group, Inc. (I)	8,683	1,041,439
Michael Kors Holdings, Ltd. (I)	31,880	2,588,337
NIKE, Inc., Class B	132,612	10,428,608
PVH Corp.	14,482	1,969,842
Ralph Lauren Corp.	10,601	1,871,819
VF Corp.	62,600	3,902,484
		24,597,859
		367,389,280
Consumer Staples - 9.4%
Beverages - 2.1%
Beam, Inc.	29,002	1,973,876
Brown-Forman Corp., Class B	28,762	2,173,544
Coca-Cola Enterprises, Inc.	42,881	1,892,339
Constellation Brands, Inc., Class A (I)	29,437	2,071,776
Dr. Pepper Snapple Group, Inc.	35,493	1,729,219
Molson Coors Brewing Company, Class B	28,156	1,580,959
Monster Beverage Corp. (I)	24,132	1,635,426
PepsiCo, Inc.	272,356	22,589,207

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Beverages (continued)
The Coca-Cola Company	674,466	$27,862,190
		63,508,536
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	77,613	9,236,723
CVS Caremark Corp.	211,388	15,129,039
Safeway, Inc.	43,879	1,429,139
Sysco Corp.	103,271	3,728,083
The Kroger Company	92,581	3,659,727
Wal-Mart Stores, Inc.	287,345	22,611,178
Walgreen Company	154,760	8,889,414
Whole Foods Market, Inc.	65,940	3,813,310
		68,496,613
Food Products - 1.5%
Archer-Daniels-Midland Company	116,867	5,072,028
Campbell Soup Company (L)	31,786	1,375,698
ConAgra Foods, Inc.	74,913	2,524,568
General Mills, Inc.	112,642	5,621,962
Hormel Foods Corp.	24,135	1,090,178
Kellogg Company	45,665	2,788,762
Kraft Foods Group, Inc.	105,802	5,704,844
McCormick & Company, Inc.	23,398	1,612,590
Mead Johnson Nutrition Company	35,952	3,011,340
Mondelez International, Inc., Class A	311,481	10,995,279
The Hershey Company	26,753	2,601,194
The J.M. Smucker Company	18,671	1,934,689
Tyson Foods, Inc., Class A	48,395	1,619,297
		45,952,429
Household Products - 1.9%
Colgate-Palmolive Company	156,146	10,182,281
Kimberly-Clark Corp.	67,662	7,067,973
The Clorox Company	22,929	2,126,894
The Procter & Gamble Company	482,800	39,304,748
		58,681,896
Personal Products - 0.1%
Avon Products, Inc.	76,245	1,312,939
The Estee Lauder Companies, Inc., Class A	45,519	3,428,491
		4,741,430
Tobacco - 1.5%
Altria Group, Inc.	355,215	13,636,704
Lorillard, Inc.	65,436	3,316,296
Philip Morris International, Inc.	284,544	24,792,319
Reynolds American, Inc.	55,685	2,783,693
		44,529,012
		285,909,916
Energy - 10.0%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	78,834	4,356,367
Cameron International Corp. (I)	42,245	2,514,845
Diamond Offshore Drilling, Inc. (L)	12,142	691,123
Ensco PLC, Class A	41,444	2,369,768
FMC Technologies, Inc. (I)	42,059	2,195,900
Halliburton Company	150,650	7,645,488
Helmerich & Payne, Inc. (L)	19,026	1,599,706
Nabors Industries, Ltd.	46,276	786,229
National Oilwell Varco, Inc.	76,022	6,046,030
Noble Corp. PLC	45,339	1,698,852
Rowan Companies PLC, Class A (I)	22,146	783,083
Schlumberger, Ltd.	233,902	21,076,909

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Transocean, Ltd.	60,194	$2,974,787
		54,739,087
Oil, Gas & Consumable Fuels - 8.2%
Anadarko Petroleum Corp.	89,382	7,089,780
Apache Corp.	70,920	6,094,865
Cabot Oil & Gas Corp.	74,884	2,902,504
Chesapeake Energy Corp.	89,828	2,437,932
Chevron Corp.	341,580	42,666,758
ConocoPhillips	217,421	15,360,794
CONSOL Energy, Inc.	40,890	1,555,456
Denbury Resources, Inc. (I)	64,424	1,058,486
Devon Energy Corp.	67,818	4,195,900
EOG Resources, Inc.	48,497	8,139,736
EQT Corp.	26,794	2,405,565
Exxon Mobil Corp.	775,896	78,520,675
Hess Corp.	50,532	4,194,156
Kinder Morgan, Inc.	119,186	4,290,696
Marathon Oil Corp.	123,784	4,369,575
Marathon Petroleum Corp.	53,475	4,905,262
Murphy Oil Corp.	31,243	2,027,046
Newfield Exploration Company (I)	23,817	586,613
Noble Energy, Inc.	63,656	4,335,610
Occidental Petroleum Corp.	143,195	13,617,845
ONEOK, Inc.	36,684	2,281,011
Peabody Energy Corp.	47,299	923,749
Phillips 66	106,504	8,214,654
Pioneer Natural Resources Company	25,340	4,664,334
QEP Resources, Inc.	32,073	983,037
Range Resources Corp.	29,063	2,450,302
Southwestern Energy Company (I)	62,234	2,447,663
Spectra Energy Corp.	119,073	4,241,380
Tesoro Corp.	23,608	1,381,068
The Williams Companies, Inc.	121,516	4,686,872
Valero Energy Corp.	95,637	4,820,105
WPX Energy, Inc. (I)	35,428	722,023
		248,571,452
		303,310,539
Financials - 15.5%
Capital Markets - 2.2%
Ameriprise Financial, Inc.	34,573	3,977,624
BlackRock, Inc.	22,574	7,143,994
E*TRADE Financial Corp. (I)	50,736	996,455
Franklin Resources, Inc.	71,595	4,133,179
Invesco, Ltd.	78,613	2,861,513
Legg Mason, Inc. (L)	18,532	805,771
Morgan Stanley	246,115	7,718,166
Northern Trust Corp.	40,053	2,478,880
State Street Corp.	78,005	5,724,787
T. Rowe Price Group, Inc.	46,386	3,885,755
The Bank of New York Mellon Corp.	203,926	7,125,174
The Charles Schwab Corp.	206,599	5,371,574
The Goldman Sachs Group, Inc.	74,871	13,271,633
		65,494,505
Commercial Banks - 2.7%
BB&T Corp.	124,861	4,659,813
Comerica, Inc.	32,498	1,544,955
Fifth Third Bancorp	156,815	3,297,819
Huntington Bancshares, Inc.	147,627	1,424,601
KeyCorp	159,330	2,138,209
M&T Bank Corp. (L)	23,121	2,691,747
PNC Financial Services Group, Inc.	94,488	7,330,379

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Regions Financial Corp.	244,725	$2,420,330
SunTrust Banks, Inc.	95,006	3,497,171
U.S. Bancorp	324,328	13,102,851
Wells Fargo & Company	851,328	38,650,291
Zions Bancorporation	32,912	986,044
		81,744,210
Consumer Finance - 1.0%
American Express Company	163,621	14,845,333
Capital One Financial Corp.	102,386	7,843,791
Discover Financial Services	85,055	4,758,827
SLM Corp.	77,093	2,026,004
		29,473,955
Diversified Financial Services - 5.0%
Bank of America Corp.	1,894,417	29,496,073
Berkshire Hathaway, Inc., Class B (I)	319,694	37,902,921
Citigroup, Inc.	538,682	28,070,719
CME Group, Inc.	55,883	4,384,580
IntercontinentalExchange Group, Inc.	20,442	4,597,815
JPMorgan Chase & Company	667,655	39,044,464
Leucadia National Corp.	55,429	1,570,858
McGraw-Hill Financial, Inc.	48,101	3,761,498
Moody’s Corp.	33,620	2,638,161
The NASDAQ OMX Group, Inc.	20,684	823,223
		152,290,312
Insurance - 2.9%
ACE, Ltd.	60,418	6,255,076
Aflac, Inc.	82,651	5,521,087
American International Group, Inc.	261,493	13,349,218
Aon PLC	53,457	4,484,508
Assurant, Inc.	12,911	856,903
Cincinnati Financial Corp.	26,360	1,380,473
Genworth Financial, Inc., Class A (I)	87,807	1,363,643
Hartford Financial Services Group, Inc.	79,438	2,878,039
Lincoln National Corp.	46,731	2,412,254
Loews Corp.	54,277	2,618,322
Marsh & McLennan Companies, Inc.	97,758	4,727,577
MetLife, Inc.	199,047	10,732,614
Principal Financial Group, Inc.	48,379	2,385,568
Prudential Financial, Inc.	82,232	7,583,435
The Allstate Corp.	80,769	4,405,141
The Chubb Corp.	44,703	4,319,651
The Progressive Corp.	97,791	2,666,761
The Travelers Companies, Inc.	64,641	5,852,596
Torchmark Corp.	16,055	1,254,698
Unum Group	46,349	1,625,923
XL Group PLC	50,561	1,609,862
		88,283,349
Real Estate Investment Trusts - 1.6%
Apartment Investment & Management
Company, Class A	26,440	685,060
AvalonBay Communities, Inc.	21,578	2,551,167
Boston Properties, Inc.	27,145	2,724,544
Equity Residential	59,495	3,086,006
General Growth Properties, Inc.	95,465	1,915,983
HCP, Inc.	81,032	2,943,082
Health Care REIT, Inc.	51,314	2,748,891
Host Hotels & Resorts, Inc.	134,267	2,610,150
Kimco Realty Corp.	73,252	1,446,727
Plum Creek Timber Company, Inc.	31,334	1,457,344
Prologis, Inc.	88,507	3,270,334
Public Storage	25,646	3,860,236

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Simon Property Group, Inc.	55,076	$8,380,364
The Macerich Company	24,990	1,471,661
Ventas, Inc.	52,197	2,989,844
Vornado Realty Trust	30,860	2,740,059
Weyerhaeuser Company	103,428	3,265,222
		48,146,674
Real Estate Management & Development - 0.0%
CBRE Group, Inc., Class A (I)	49,887	1,312,028
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	85,972	810,716
People’s United Financial, Inc. (L)	55,777	843,348
		1,654,064
		468,399,097
Health Care - 12.5%
Biotechnology - 2.3%
Alexion Pharmaceuticals, Inc. (I)	34,853	4,637,540
Amgen, Inc.	133,949	15,291,618
Biogen Idec, Inc. (I)	41,966	11,739,989
Celgene Corp. (I)	73,151	12,359,593
Gilead Sciences, Inc. (I)	272,169	20,453,500
Regeneron Pharmaceuticals, Inc. (I)	13,995	3,851,984
Vertex Pharmaceuticals, Inc. (I)	41,436	3,078,695
		71,412,919
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	274,624	10,526,338
Baxter International, Inc.	96,461	6,708,863
Becton, Dickinson and Company	34,379	3,798,536
Boston Scientific Corp. (I)	237,291	2,852,238
C.R. Bard, Inc.	13,843	1,854,131
CareFusion Corp. (I)	37,565	1,495,838
Covidien PLC	81,703	5,563,974
DENTSPLY International, Inc.	25,623	1,242,203
Edwards Lifesciences Corp. (I)	19,439	1,278,309
Intuitive Surgical, Inc. (I)	6,761	2,596,765
Medtronic, Inc.	177,219	10,170,598
St. Jude Medical, Inc.	51,678	3,201,452
Stryker Corp.	52,326	3,931,776
Varian Medical Systems, Inc. (I)	18,788	1,459,640
Zimmer Holdings, Inc.	30,378	2,830,926
		59,511,587
Health Care Providers & Services - 2.0%
Aetna, Inc.	65,255	4,475,840
AmerisourceBergen Corp.	40,809	2,869,281
Cardinal Health, Inc.	60,683	4,054,231
Cigna Corp.	49,086	4,294,043
DaVita HealthCare Partners, Inc. (I)	31,444	1,992,606
Express Scripts Holding Company (I)	143,088	10,050,501
Humana, Inc.	27,682	2,857,336
Laboratory Corp. of America Holdings (I)	15,670	1,431,768
McKesson Corp.	40,799	6,584,959
Patterson Companies, Inc.	14,940	615,528
Quest Diagnostics, Inc.	25,794	1,381,011
Tenet Healthcare Corp. (I)	17,627	742,449
UnitedHealth Group, Inc.	178,787	13,462,661
WellPoint, Inc.	52,447	4,845,578
		59,657,792
Health Care Technology - 0.1%
Cerner Corp. (I)	52,444	2,923,229

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	58,986	$3,373,409
Life Technologies Corp. (I)	30,560	2,316,448
PerkinElmer, Inc.	19,872	819,323
Thermo Fisher Scientific, Inc.	64,199	7,148,559
Waters Corp. (I)	15,127	1,512,700
		15,170,439
Pharmaceuticals - 5.6%
AbbVie, Inc.	282,586	14,923,367
Actavis PLC (I)	30,920	5,194,560
Allergan, Inc.	52,752	5,859,692
Bristol-Myers Squibb Company	292,455	15,543,983
Eli Lilly & Company	176,098	8,980,998
Forest Laboratories, Inc. (I)	42,144	2,529,904
Hospira, Inc. (I)	29,140	1,202,899
Johnson & Johnson	501,146	45,899,962
Merck & Company, Inc.	518,970	25,974,449
Mylan, Inc. (I)	68,093	2,955,236
Perrigo Company PLC	23,639	3,627,641
Pfizer, Inc.	1,151,114	35,258,622
Zoetis, Inc.	88,567	2,895,255
		170,846,568
		379,522,534
Industrials - 10.6%
Aerospace & Defense - 2.7%
General Dynamics Corp.	59,472	5,682,550
Honeywell International, Inc.	139,511	12,747,120
L-3 Communications Holdings, Inc.	15,644	1,671,718
Lockheed Martin Corp.	47,797	7,105,502
Northrop Grumman Corp.	39,451	4,521,479
Precision Castparts Corp.	25,806	6,949,556
Raytheon Company	56,779	5,149,855
Rockwell Collins, Inc.	23,827	1,761,292
Textron, Inc.	49,979	1,837,228
The Boeing Company	122,801	16,761,108
United Technologies Corp.	149,954	17,064,765
		81,252,173
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc. (L)	26,927	1,570,921
Expeditors International of Washington, Inc.	36,493	1,614,815
FedEx Corp.	52,944	7,611,759
United Parcel Service, Inc., Class B	126,959	13,340,852
		24,138,347
Airlines - 0.2%
Delta Air Lines, Inc.	151,913	4,173,050
Southwest Airlines Company	123,275	2,322,501
		6,495,551
Building Products - 0.1%
Allegion PLC (I)	15,880	701,737
Masco Corp.	63,056	1,435,785
		2,137,522
Commercial Services & Supplies - 0.5%
Cintas Corp.	17,901	1,066,721
Iron Mountain, Inc.	30,235	917,632
Pitney Bowes, Inc. (L)	35,695	831,694
Republic Services, Inc.	48,061	1,595,625
Stericycle, Inc. (I)	15,110	1,755,329
The ADT Corp.	35,255	1,426,770
Tyco International, Ltd.	82,621	3,390,766

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc.	77,301	$3,468,496
		14,453,033
Construction & Engineering - 0.2%
Fluor Corp.	28,866	2,317,651
Jacobs Engineering Group, Inc. (I)	23,418	1,475,100
Quanta Services, Inc. (I)	38,631	1,219,194
		5,011,945
Electrical Equipment - 0.7%
AMETEK, Inc.	43,331	2,282,244
Eaton Corp. PLC	84,297	6,416,688
Emerson Electric Company	125,028	8,774,465
Rockwell Automation, Inc.	24,636	2,910,990
Roper Industries, Inc.	17,549	2,433,695
		22,818,082
Industrial Conglomerates - 2.4%
3M Company	113,600	15,932,400
Danaher Corp.	106,595	8,229,134
General Electric Company	1,796,866	50,366,154
		74,527,688
Machinery - 1.7%
Caterpillar, Inc.	113,003	10,261,802
Cummins, Inc.	30,952	4,363,303
Deere & Company	68,117	6,221,126
Dover Corp.	30,126	2,908,364
Flowserve Corp.	24,800	1,954,984
Illinois Tool Works, Inc.	72,541	6,099,247
Ingersoll-Rand PLC	47,642	2,934,747
Joy Global, Inc. (L)	18,673	1,092,184
PACCAR, Inc.	62,870	3,720,018
Pall Corp.	19,604	1,673,201
Parker Hannifin Corp.	26,591	3,420,666
Pentair, Ltd.	35,322	2,743,460
Snap-on, Inc.	10,401	1,139,118
Stanley Black & Decker, Inc.	27,574	2,224,946
Xylem, Inc.	32,717	1,132,008
		51,889,174
Professional Services - 0.2%
Equifax, Inc.	21,608	1,492,897
Nielsen Holdings NV	44,966	2,063,490
Robert Half International, Inc.	24,749	1,039,211
The Dun & Bradstreet Corp. (L)	6,774	831,509
		5,427,107
Road & Rail - 0.9%
CSX Corp.	180,085	5,181,045
Kansas City Southern	19,571	2,423,477
Norfolk Southern Corp.	54,882	5,094,696
Ryder Systems, Inc.	9,347	689,622
Union Pacific Corp.	81,807	13,743,576
		27,132,416
Trading Companies & Distributors - 0.2%
Fastenal Company (L)	48,499	2,304,187
W.W. Grainger, Inc.	10,974	2,802,979
		5,107,166
		320,390,204
Information Technology - 18.0%
Communications Equipment - 1.7%
Cisco Systems, Inc.	949,557	21,317,555

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
F5 Networks, Inc. (I)	13,944	$1,266,952
Harris Corp.	19,014	1,327,367
Juniper Networks, Inc. (I)	89,695	2,024,416
Motorola Solutions, Inc.	40,941	2,763,518
QUALCOMM, Inc.	300,079	22,280,866
		50,980,674
Computers & Peripherals - 4.0%
Apple, Inc.	159,801	89,665,939
EMC Corp.	365,511	9,192,602
Hewlett-Packard Company	341,817	9,564,040
NetApp, Inc.	60,188	2,476,134
SanDisk Corp.	40,119	2,829,994
Seagate Technology PLC	57,925	3,253,068
Western Digital Corp.	37,461	3,142,978
		120,124,755
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	28,081	2,504,264
Corning, Inc.	257,254	4,584,266
FLIR Systems, Inc.	25,188	758,159
Jabil Circuit, Inc.	32,620	568,893
TE Connectivity, Ltd.	72,956	4,020,605
		12,436,187
Internet Software & Services - 3.1%
Akamai Technologies, Inc. (I)	31,918	1,505,891
eBay, Inc. (I)	206,968	11,360,474
Facebook, Inc., Class A	292,121	15,967,334
Google, Inc., Class A (I)	49,841	55,857,307
VeriSign, Inc. (I)	22,860	1,366,571
Yahoo!, Inc. (I)	167,551	6,775,762
		92,833,339
IT Services - 3.5%
Accenture PLC, Class A	112,909	9,283,378
Alliance Data Systems Corp. (I)	8,653	2,275,133
Automatic Data Processing, Inc.	85,509	6,909,982
Cognizant Technology
Solutions Corp., Class A (I)	53,809	5,433,633
Computer Sciences Corp.	25,887	1,446,566
Fidelity National Information Services, Inc.	51,933	2,787,763
Fiserv, Inc. (I)	45,660	2,696,223
IBM Corp.	181,279	34,002,502
MasterCard, Inc., Class A	18,387	15,361,603
Paychex, Inc.	57,738	2,628,811
Teradata Corp. (I)	29,077	1,322,713
The Western Union Company	98,277	1,695,278
Total System Services, Inc.	29,668	987,351
Visa, Inc., Class A	90,442	20,139,625
		106,970,561
Office Electronics - 0.1%
Xerox Corp.	205,524	2,501,227
Semiconductors & Semiconductor Equipment - 1.9%
Altera Corp.	57,314	1,864,424
Analog Devices, Inc.	55,303	2,816,582
Applied Materials, Inc.	214,012	3,785,872
Broadcom Corp., Class A	95,851	2,841,982
First Solar, Inc. (I)	12,742	696,223
Intel Corp.	882,922	22,920,655
KLA-Tencor Corp.	29,375	1,893,513
Lam Research Corp. (I)	28,758	1,565,873
Linear Technology Corp.	41,638	1,896,611
LSI Corp.	95,757	1,055,242

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc. (L)	35,302	$1,579,765
Micron Technology, Inc. (I)	186,847	4,065,791
NVIDIA Corp.	102,286	1,638,622
Texas Instruments, Inc.	194,462	8,538,826
Xilinx, Inc.	47,952	2,201,956
		59,361,937
Software - 3.3%
Adobe Systems, Inc. (I)	82,593	4,945,669
Autodesk, Inc. (I)	40,034	2,014,911
CA, Inc.	57,744	1,943,086
Citrix Systems, Inc. (I)	32,985	2,086,301
Electronic Arts, Inc. (I)	54,941	1,260,347
Intuit, Inc.	50,630	3,864,082
Microsoft Corp.	1,349,243	50,502,165
Oracle Corp.	623,276	23,846,540
Red Hat, Inc. (I)	33,474	1,875,883
Salesforce.com, Inc. (I)(L)	98,546	5,438,754
Symantec Corp.	123,672	2,916,186
		100,693,924
		545,902,604
Materials - 3.4%
Chemicals - 2.5%
Air Products & Chemicals, Inc.	37,596	4,202,481
Airgas, Inc.	11,786	1,318,264
CF Industries Holdings, Inc.	10,177	2,371,648
E.I. du Pont de Nemours & Company	164,666	10,698,350
Eastman Chemical Company	27,361	2,208,033
Ecolab, Inc.	48,182	5,023,937
FMC Corp.	23,672	1,786,289
International Flavors & Fragrances, Inc.	14,376	1,236,048
LyondellBasell Industries NV, Class A	77,590	6,228,925
Monsanto Company	93,394	10,885,071
PPG Industries, Inc.	25,163	4,772,415
Praxair, Inc.	52,276	6,797,448
Sigma-Aldrich Corp.	21,295	2,001,943
The Dow Chemical Company	215,594	9,572,374
The Mosaic Company	60,346	2,852,555
The Sherwin-Williams Company	15,297	2,807,000
		74,762,781
Construction Materials - 0.1%
Vulcan Materials Company	22,848	1,357,628
Containers & Packaging - 0.2%
Avery Dennison Corp.	17,171	861,812
Ball Corp.	25,684	1,326,835
Bemis Company, Inc.	18,366	752,271
MeadWestvaco Corp.	31,585	1,166,434
Owens-Illinois, Inc. (I)	29,467	1,054,329
Sealed Air Corp.	35,175	1,197,709
		6,359,390
Metals & Mining - 0.5%
Alcoa, Inc. (L)	190,884	2,029,097
Allegheny Technologies, Inc.	19,183	683,490
Cliffs Natural Resources, Inc. (L)	26,835	703,345
Freeport-McMoRan Copper & Gold, Inc.	184,278	6,954,652
Newmont Mining Corp.	88,747	2,043,843
Nucor Corp.	56,516	3,016,824
United States Steel Corp. (L)	25,764	760,038
		16,191,289

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products - 0.1%
International Paper Company	78,719	$3,859,593
		102,530,681
Telecommunication Services - 2.4%
Diversified Telecommunication Services - 2.3%
American Tower Corp.	70,044	5,590,912
AT&T, Inc.	935,547	32,893,833
CenturyLink, Inc.	104,894	3,340,874
Frontier Communications Corp. (L)	176,258	819,600
Verizon Communications, Inc.	508,232	24,974,520
Windstream Holdings, Inc. (L)	107,341	856,581
		68,476,320
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. (I)	59,345	4,357,703
		72,834,023
Utilities - 2.8%
Electric Utilities - 1.6%
American Electric Power Company, Inc.	86,606	4,047,964
Duke Energy Corp.	125,286	8,645,987
Edison International	58,122	2,691,049
Entergy Corp.	31,757	2,009,265
Exelon Corp.	152,594	4,179,550
FirstEnergy Corp.	74,686	2,463,144
NextEra Energy, Inc.	76,417	6,542,824
Northeast Utilities	56,046	2,375,790
Pepco Holdings, Inc.	44,158	844,743
Pinnacle West Capital Corp.	19,342	1,023,579
PPL Corp.	111,682	3,360,511
The Southern Company	156,292	6,425,164
Xcel Energy, Inc.	88,131	2,462,380
		47,071,950
Gas Utilities - 0.0%
AGL Resources, Inc.	21,385	1,010,014
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	116,465	1,689,907
NRG Energy, Inc.	57,894	1,662,716
		3,352,623
Multi-Utilities - 1.1%
Ameren Corp.	42,855	1,549,637
CenterPoint Energy, Inc.	76,690	1,777,674
CMS Energy Corp.	46,826	1,253,532
Consolidated Edison, Inc.	52,192	2,885,174
Dominion Resources, Inc.	103,009	6,663,652
DTE Energy Company	31,493	2,090,820
Integrys Energy Group, Inc.	14,424	784,810
NiSource, Inc.	55,619	1,828,753
PG&E Corp.	79,623	3,207,214
Public Service Enterprise Group, Inc.	90,151	2,888,438
SCANA Corp.	24,777	1,162,785
Sempra Energy	40,349	3,621,726
TECO Energy, Inc. (L)	37,006	637,983
Wisconsin Energy Corp.	39,979	1,652,732
		32,004,930
		83,439,517
TOTAL COMMON STOCKS (Cost $1,729,063,786)		$2,929,628,395

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,167,119	21,687,014
TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,688,970)		$21,687,014

SHORT-TERM INVESTMENTS - 3.6%
Repurchase Agreement - 3.6%
Repurchase Agreement with State Street Corp.
dated 12/31/2013 at 0.000% to be
repurchased at $108,142,000 on 01/02/2014,
collateralized by $125,785,000
U.S. Treasury Bonds, 3.125% due
02/15/2042 (valued at $110,306,653,
including interest)	$108,142,000	$108,142,000
TOTAL SHORT-TERM INVESTMENTS (Cost $108,142,000)		$108,142,000
Total Investments (500 Index Trust B)
(Cost $1,858,894,756) - 101.0%		$3,059,457,409
Other assets and liabilities, net - (1.0%)		(30,459,923)
TOTAL NET ASSETS - 100.0%		$3,028,997,486

All Cap Core Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.7%
Consumer Discretionary - 12.6%
Auto Components - 0.9%
BorgWarner, Inc.	60,800	$3,399,329
Tower International, Inc. (I)	8,800	188,320
		3,587,649
Diversified Consumer Services - 1.1%
Capella Education Company	9,200	611,248
Graham Holdings Company	4,957	3,288,077
ITT Educational Services, Inc. (I)(L)	12,300	413,034
		4,312,359
Hotels, Restaurants & Leisure - 2.7%
Las Vegas Sands Corp.	66,600	5,252,742
Starwood Hotels & Resorts Worldwide, Inc.	62,900	4,997,405
		10,250,147
Household Durables - 0.8%
NACCO Industries, Inc., Class A	2,800	174,132
Whirlpool Corp.	17,800	2,792,108
		2,966,240
Internet & Catalog Retail - 1.4%
Nutrisystem, Inc.	6,700	110,148
priceline.com, Inc. (I)	4,300	4,998,320
		5,108,468
Media - 2.5%
Comcast Corp., Class A	140,400	7,295,886
Regal Entertainment Group, Class A	18,000	350,100
Viacom, Inc., Class B	19,000	1,659,460
		9,305,446
Specialty Retail - 3.0%
Best Buy Company, Inc.	115,500	4,606,140
Brown Shoe Company, Inc.	18,200	512,148

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
GameStop Corp., Class A	95,100	$4,684,626
hhgregg, Inc. (I)(L)	8,600	120,142
Jos A. Bank Clothiers, Inc. (I)	6,700	366,691
Kirkland’s, Inc. (I)	2,800	66,276
The Home Depot, Inc.	14,300	1,177,462
		11,533,485
Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands, Inc.	11,600	815,132
		47,878,926
Consumer Staples - 5.9%
Beverages - 0.1%
Constellation Brands, Inc., Class A (I)	2,600	182,988
The Boston Beer Company, Inc., Class A (I)	900	217,611
		400,599
Food & Staples Retailing - 1.0%
The Andersons, Inc.	22,600	2,015,242
The Kroger Company	47,400	1,873,722
		3,888,964
Food Products - 2.5%
Archer-Daniels-Midland Company	119,600	5,190,640
John B. Sanfilippo & Son, Inc.	10,300	254,204
Mead Johnson Nutrition Company	42,100	3,526,296
Tyson Foods, Inc., Class A	13,600	455,056
		9,426,196
Personal Products - 1.3%
Nu Skin Enterprises, Inc., Class A	35,200	4,865,344
Tobacco - 1.0%
Altria Group, Inc.	5,100	195,789
Lorillard, Inc.	68,200	3,456,376
		3,652,165
		22,233,268
Energy - 9.0%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	52,400	2,895,624
Exterran Holdings, Inc. (I)	12,200	417,240
Helmerich & Payne, Inc.	45,800	3,850,864
RPC, Inc. (L)	14,900	265,965
SEACOR Holdings, Inc. (I)	2,500	228,000
Tesco Corp. (I)	5,700	112,746
		7,770,439
Oil, Gas & Consumable Fuels - 7.0%
ConocoPhillips	80,500	5,687,325
Exxon Mobil Corp.	35,000	3,542,000
Knightsbridge Tankers, Ltd.	16,500	151,635
Marathon Petroleum Corp.	59,000	5,412,070
Murphy Oil Corp.	18,000	1,167,840
SM Energy Company	46,300	3,847,993
Valero Energy Corp.	106,400	5,362,560
Western Refining, Inc.	29,100	1,234,131
		26,405,554
		34,175,993
Financials - 19.2%
Capital Markets - 2.1%
Ameriprise Financial, Inc.	5,300	609,765
Ares Capital Corp.	76,900	1,366,513
E*TRADE Financial Corp. (I)	59,800	1,174,472

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Financial Engines, Inc.	5,300	$368,244
Legg Mason, Inc. (L)	34,300	1,491,364
TD Ameritrade Holding Corp.	11,700	358,488
The Charles Schwab Corp.	86,800	2,256,800
Waddell & Reed Financial, Inc., Class A	4,200	273,504
		7,899,150
Commercial Banks - 4.0%
City National Corp.	7,900	625,838
Comerica, Inc.	76,800	3,651,072
First Citizens BancShares, Inc., Class A	2,400	534,312
First Merchants Corp.	15,400	350,504
KeyCorp	366,300	4,915,746
OFG Bancorp	12,400	215,016
PNC Financial Services Group, Inc.	16,300	1,264,554
Simmons First National Corp., Class A	3,100	115,165
State Bank Financial Corp.	11,200	203,728
SVB Financial Group (I)	4,200	440,412
United Community Banks, Inc. (I)	12,100	214,775
Wintrust Financial Corp.	60,300	2,781,036
		15,312,158
Consumer Finance - 2.2%
American Express Company	2,900	263,117
Capital One Financial Corp.	74,000	5,669,140
Discover Financial Services	35,200	1,969,440
Portfolio Recovery Associates, Inc. (I)	4,800	253,632
		8,155,329
Diversified Financial Services - 4.0%
IntercontinentalExchange Group, Inc.	10,200	2,294,184
JPMorgan Chase & Company	114,600	6,701,808
McGraw-Hill Financial, Inc.	63,300	4,950,060
The NASDAQ OMX Group, Inc.	35,300	1,404,940
		15,350,992
Insurance - 4.3%
Aspen Insurance Holdings, Ltd.	6,300	260,253
Assurant, Inc.	17,600	1,168,112
Everest Re Group, Ltd.	21,100	3,288,857
PartnerRe, Ltd.	47,700	5,029,011
Platinum Underwriters Holdings, Ltd.	6,400	392,192
StanCorp Financial Group, Inc.	10,400	689,000
The Allstate Corp.	68,200	3,719,628
The Hanover Insurance Group, Inc.	10,500	626,955
The Travelers Companies, Inc.	11,900	1,077,426
		16,251,434
Real Estate Investment Trusts - 2.2%
Apollo Commercial Real Estate Finance, Inc.	26,000	422,500
CYS Investments, Inc.	236,200	1,750,242
Highwoods Properties, Inc.	4,100	148,297
iStar Financial, Inc. (I)	59,100	843,357
Kimco Realty Corp.	16,000	316,000
Potlatch Corp.	44,400	1,853,256
Public Storage	7,500	1,128,900
Realty Income Corp.	3,700	138,121
Retail Opportunity Investments Corp.	14,900	219,328
Retail Properties of America, Inc., Class A	7,600	96,672
The Geo Group, Inc.	44,300	1,427,346
		8,344,019
Thrifts & Mortgage Finance - 0.4%
Astoria Financial Corp.	116,700	1,613,961
		72,927,043

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 14.2%
Biotechnology - 3.8%
Biogen Idec, Inc. (I)	15,700	$4,392,075
Celgene Corp. (I)	30,600	5,170,176
PDL BioPharma, Inc. (L)	323,800	2,732,872
Pharmacyclics, Inc. (I)	21,500	2,274,270
		14,569,393
Health Care Equipment & Supplies - 0.2%
DexCom, Inc. (I)	18,600	658,626
Health Care Providers & Services - 4.9%
Cardinal Health, Inc.	75,700	5,057,517
Cigna Corp.	46,200	4,041,576
Magellan Health Services, Inc. (I)	6,200	371,442
McKesson Corp.	22,700	3,663,780
Molina Healthcare, Inc. (I)(L)	14,100	489,975
PharMerica Corp. (I)	3,200	68,800
WellPoint, Inc.	54,900	5,072,211
		18,765,301
Life Sciences Tools & Services - 0.5%
Affymetrix, Inc. (I)(L)	24,200	207,394
Albany Molecular Research, Inc. (I)(L)	4,700	47,376
Covance, Inc. (I)	17,700	1,558,662
		1,813,432
Pharmaceuticals - 4.8%
Actavis PLC (I)	8,000	1,344,000
Eli Lilly & Company	3,500	178,500
Endo Health Solutions, Inc. (I)(L)	63,400	4,276,964
Forest Laboratories, Inc. (I)	18,300	1,098,549
Johnson & Johnson	89,500	8,197,305
Pfizer, Inc.	97,100	2,974,173
Questcor Pharmaceuticals, Inc. (L)	1,700	92,565
		18,162,056
		53,968,808
Industrials - 11.8%
Aerospace & Defense - 7.4%
Alliant Techsystems, Inc.	38,600	4,696,848
Huntington Ingalls Industries, Inc.	55,700	5,013,557
Lockheed Martin Corp.	37,000	5,500,420
Northrop Grumman Corp.	45,600	5,226,216
Raytheon Company	42,200	3,827,540
The Boeing Company	27,200	3,712,528
		27,977,109
Airlines - 1.6%
Alaska Air Group, Inc.	14,100	1,034,517
Southwest Airlines Company	261,800	4,932,312
		5,966,829
Building Products - 0.4%
AAON, Inc.	18,000	575,100
AO Smith Corp.	17,500	943,950
		1,519,050
Commercial Services & Supplies - 0.3%
ABM Industries, Inc.	4,600	131,514
Kimball International, Inc., Class B	37,000	556,110
Quad/Graphics, Inc. (L)	2,000	54,460
The Brink’s Company	15,600	532,584
		1,274,668
Construction & Engineering - 0.1%
Argan, Inc.	4,400	121,264

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Comfort Systems USA, Inc.	8,600	$166,754
		288,018
Industrial Conglomerates - 0.1%
General Electric Company	20,500	574,615
Machinery - 0.3%
IDEX Corp.	14,800	1,092,980
Professional Services - 1.6%
ManpowerGroup, Inc.	56,500	4,851,090
RPX Corp. (I)	66,300	1,120,470
		5,971,560
Road & Rail - 0.0%
Heartland Express, Inc.	3,900	76,518
		44,741,347
Information Technology - 18.6%
Computers & Peripherals - 6.1%
Apple, Inc.	13,726	7,701,796
Hewlett-Packard Company	204,200	5,713,516
Lexmark International, Inc., Class A (L)	127,400	4,525,248
Western Digital Corp.	60,300	5,059,170
		22,999,730
Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics, Inc. (I)	14,500	786,625
Benchmark Electronics, Inc. (I)	33,900	782,412
Fabrinet (I)	4,100	84,296
Ingram Micro, Inc., Class A (I)	31,200	731,952
SYNNEX Corp. (I)	4,700	316,780
		2,702,065
Internet Software & Services - 1.5%
AOL, Inc. (I)	102,000	4,755,240
Google, Inc., Class A (I)	700	784,497
		5,539,737
IT Services - 4.9%
Amdocs, Ltd.	26,000	1,072,240
Computer Sciences Corp.	88,600	4,950,968
CSG Systems International, Inc.	22,800	670,320
Euronet Worldwide, Inc. (I)	25,000	1,196,250
Fiserv, Inc. (I)	85,600	5,054,680
FleetCor Technologies, Inc. (I)	40,300	4,721,951
iGATE Corp. (I)	10,300	413,648
Jack Henry & Associates, Inc.	7,500	444,075
Syntel, Inc. (I)	2,900	263,755
		18,787,887
Semiconductors & Semiconductor Equipment - 2.8%
First Solar, Inc. (I)	82,400	4,502,336
International Rectifier Corp. (I)	14,300	372,801
Intersil Corp., Class A	152,200	1,745,734
Lam Research Corp. (I)	63,300	3,446,685
Microchip Technology, Inc. (L)	8,500	380,375
		10,447,931
Software - 2.6%
Activision Blizzard, Inc.	117,700	2,098,591
CA, Inc.	147,100	4,949,915
Manhattan Associates, Inc. (I)	8,200	963,336
Microsoft Corp.	29,507	1,104,447

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Solera Holdings, Inc.	12,800	$905,728
		10,022,017
		70,499,367
Materials - 3.1%
Chemicals - 1.8%
Minerals Technologies, Inc.	11,700	702,819
PPG Industries, Inc.	18,800	3,565,608
Westlake Chemical Corp.	20,100	2,453,607
		6,722,034
Containers & Packaging - 1.2%
Packaging Corp. of America	75,600	4,783,968
Paper & Forest Products - 0.1%
Domtar Corp.	4,100	386,794
		11,892,796
Telecommunication Services - 1.7%
Diversified Telecommunication Services - 1.7%
Inteliquent, Inc.	17,700	202,134
Verizon Communications, Inc.	125,700	6,176,898
		6,379,032
		6,379,032
Utilities - 3.6%
Electric Utilities - 1.4%
Edison International	101,000	4,676,300
PPL Corp.	11,400	343,026
Westar Energy, Inc.	13,400	431,078
		5,450,404
Multi-Utilities - 2.2%
Ameren Corp.	124,700	4,509,152
DTE Energy Company	6,300	418,257
Public Service Enterprise Group, Inc.	100,300	3,213,612
		8,141,021
		13,591,425
TOTAL COMMON STOCKS (Cost $334,465,008)		$378,288,005

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	935,561	9,362,441
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,363,000)		$9,362,441

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
State Street Institutional Liquid Reserves
Fund, 0.0555% (Y)	918,187	918,187
TOTAL SHORT-TERM INVESTMENTS (Cost $918,187)		$918,187
Total Investments (All Cap Core Trust)
(Cost $344,746,195) - 102.4%		$388,568,633
Other assets and liabilities, net - (2.4%)		(9,070,308)
TOTAL NET ASSETS - 100.0%		$379,498,325

Alpha Opportunities Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.4%
Consumer Discretionary - 19.1%
Auto Components - 0.6%
Allison Transmission Holdings, Inc.	154,400	$4,262,979
NGK Spark Plug Company, Ltd.	5,103	120,944
Tenneco, Inc. (I)	27,093	1,532,651
		5,916,574
Automobiles - 0.9%
Dongfeng Motor Group Company, Ltd.,
H Shares	819,285	1,280,309
Fiat SpA (I)	201,253	1,647,241
Harley-Davidson, Inc.	56,360	3,902,366
Peugeot SA (I)(L)	43,557	566,815
Renault SA	7,559	608,321
		8,005,052
Hotels, Restaurants & Leisure - 2.6%
Bloomin’ Brands, Inc. (I)	251,095	6,028,791
Compass Group PLC	85,200	1,367,875
Dunkin’ Brands Group, Inc.	32,624	1,572,477
Galaxy Entertainment Group, Ltd. (I)	36,500	328,619
Las Vegas Sands Corp.	13,560	1,069,477
McDonald’s Corp.	52,393	5,083,693
Panera Bread Company, Class A (I)	23,700	4,187,553
Sands China, Ltd.	41,430	340,872
Tim Hortons, Inc.	25,851	1,509,181
Wyndham Worldwide Corp.	29,937	2,206,058
		23,694,596
Household Durables - 3.8%
Jarden Corp. (I)	8,429	517,119
KB Home (L)	213,650	3,905,522
Lennar Corp., Class A	213,109	8,430,592
M/I Homes, Inc. (I)	63,980	1,628,291
NVR, Inc. (I)	4,915	5,042,839
PulteGroup, Inc.	283,332	5,771,473
Taylor Morrison Home Corp., Class A (I)	54,504	1,223,615
Toll Brothers, Inc. (I)	69,050	2,554,850
Whirlpool Corp.	35,565	5,578,726
		34,653,027
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (I)	936	373,267
Groupon, Inc. (I)	515,786	6,070,801
priceline.com, Inc. (I)	8,824	10,257,018
Rakuten, Inc.	38,284	571,328
TripAdvisor, Inc. (I)	66,436	5,502,894
		22,775,308
Leisure Equipment & Products - 0.5%
Mattel, Inc.	106,266	5,056,136
Media - 2.1%
Dentsu, Inc.	6,835	279,542
DHX Media, Ltd.	11,600	61,153
DHX Media, Ltd. (Toronto Exchange)	149,145	786,267
DIRECTV (I)	23,990	1,657,469
DISH Network Corp., Class A (I)	38,771	2,245,616
Loral Space & Communications, Inc. (I)	13,040	1,055,979
Omnicom Group, Inc.	69,140	5,141,942
ProSiebenSat.1 Media AG	21,232	1,054,294
Time Warner Cable, Inc.	19,639	2,661,085
Time Warner, Inc.	26,559	1,851,693
WPP PLC	106,375	2,436,406
		19,231,446

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail - 0.4%
Intime Retail Group Company, Ltd.	828,935	$867,355
J Front Retailing Company, Ltd.	44,054	334,206
Maoye International Holdings, Ltd.	3,262,315	586,329
Tuesday Morning Corp. (I)	110,835	1,768,927
		3,556,817
Specialty Retail - 4.4%
Advance Auto Parts, Inc.	51,180	5,664,602
AutoZone, Inc. (I)	7,470	3,570,212
Best Buy Company, Inc.	40,155	1,601,381
CarMax, Inc. (I)	10,405	489,243
Dick’s Sporting Goods, Inc.	68,992	4,008,435
Five Below, Inc. (I)	15,265	659,448
Francesca’s Holdings Corp. (I)(L)	63,185	1,163,236
GameStop Corp., Class A	26,854	1,322,828
Lowe’s Companies, Inc.	231,600	11,475,780
Office Depot, Inc. (I)	150,791	797,684
Outerwall, Inc. (I)(L)	15,175	1,020,822
Pal Company, Ltd.	12,440	304,627
Restoration Hardware Holdings, Inc. (I)	8,085	544,121
The Home Depot, Inc.	46,510	3,829,633
Tiffany & Company	12,350	1,145,833
Tile Shop Holdings, Inc. (I)(L)	22,280	402,600
Tractor Supply Company	20,225	1,569,056
Zhongsheng Group Holdings, Ltd.	807,880	1,113,432
		40,682,973
Textiles, Apparel & Luxury Goods - 1.3%
Fifth & Pacific Companies, Inc. (I)	42,082	1,349,570
Lululemon Athletica, Inc. (I)(L)	64,069	3,781,993
Michael Kors Holdings, Ltd. (I)	5,275	428,277
PVH Corp.	25,637	3,487,145
Samsonite International SA	845,080	2,566,583
		11,613,568
		175,185,497
Consumer Staples - 4.2%
Beverages - 2.1%
Anheuser-Busch InBev NV	22,715	2,415,426
Anheuser-Busch InBev NV, ADR	36,225	3,856,514
Diageo PLC	170,117	5,637,434
LT Group, Inc.	1,383,349	483,174
Molson Coors Brewing Company, Class B	55,231	3,101,221
Monster Beverage Corp. (I)	16,325	1,106,345
Treasury Wine Estates, Ltd.	606,017	2,613,755
		19,213,869
Food & Staples Retailing - 0.5%
CVS Caremark Corp.	33,662	2,409,189
Metro AG	28,476	1,380,511
Seven & I Holdings Company, Ltd.	13,632	542,777
		4,332,477
Food Products - 1.2%
Ingredion, Inc.	26,120	1,788,175
Kraft Foods Group, Inc.	58,213	3,138,845
Mondelez International, Inc., Class A	104,064	3,673,459
Unilever NV - NY Shares	69,680	2,803,226
		11,403,705
Household Products - 0.2%
Svenska Cellulosa AB, B Shares	50,690	1,561,650

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Tobacco - 0.2%
Philip Morris International, Inc.	25,595	$2,230,092
		38,741,793
Energy - 6.6%
Energy Equipment & Services - 0.6%
Halliburton Company	22,930	1,163,698
Helmerich & Payne, Inc.	4,306	362,048
Oceaneering International, Inc.	4,548	358,746
Superior Energy Services, Inc. (I)	28,590	760,780
Trican Well Service, Ltd. (L)	253,105	3,092,778
		5,738,050
Oil, Gas & Consumable Fuels - 6.0%
Anadarko Petroleum Corp.	48,286	3,830,046
BG Group PLC	237,755	5,116,095
BP PLC, ADR	79,188	3,849,329
Cabot Oil & Gas Corp.	36,312	1,407,453
Chesapeake Energy Corp.	24,540	666,016
Chevron Corp.	32,930	4,113,286
China Suntien Green Energy Corp., Ltd.,
H Shares	827,005	311,014
Cobalt International Energy, Inc. (I)	447,340	7,358,743
Exxon Mobil Corp.	44,955	4,549,446
GS Holdings Corp.	10,364	564,034
Gulfport Energy Corp. (I)	4,075	257,336
Karoon Gas Australia, Ltd. (I)	752,450	2,929,542
Occidental Petroleum Corp.	22,211	2,112,266
Pioneer Natural Resources Company	62,456	11,496,276
Range Resources Corp.	17,419	1,468,596
Suncor Energy, Inc.	97,630	3,421,932
Whiting Petroleum Corp. (I)	4,017	248,532
YPF SA, ADR	41,300	1,361,248
		55,061,190
		60,799,240
Financials - 11.4%
Capital Markets - 2.0%
BlackRock, Inc.	29,502	9,336,498
CETIP SA - Mercados Organizados	55,705	571,686
Daiwa Securities Group, Inc.	41,053	411,168
LPL Financial Holdings, Inc.	77,280	3,634,478
SEI Investments Company	90,340	3,137,508
T. Rowe Price Group, Inc.	12,610	1,056,340
		18,147,678
Commercial Banks - 3.1%
BOK Financial Corp.	31,160	2,066,531
Cullen/Frost Bankers, Inc.	8,025	597,301
Fifth Third Bancorp	23,090	485,583
First Republic Bank	31,350	1,641,173
Industrial & Commercial Bank of China, Ltd.,
H Shares	707,465	479,739
KeyCorp	42,654	572,417
M&T Bank Corp. (L)	45,130	5,254,035
Mitsubishi UFJ Financial Group, Inc.	72,749	483,009
Mizuho Financial Group, Inc.	164,700	357,569
PNC Financial Services Group, Inc.	100,113	7,766,767
SVB Financial Group (I)	2,400	251,664
Wells Fargo & Company	179,737	8,160,060
		28,115,848
Consumer Finance - 0.0%
Hitachi Capital Corp.	8,077	235,599

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc., Class B (I)	16,780	$1,989,437
Citigroup, Inc.	52,325	2,726,656
CME Group, Inc.	5,288	414,896
IntercontinentalExchange Group, Inc.	12,379	2,784,285
Japan Exchange Group, Inc.	26,859	763,437
JPMorgan Chase & Company	79,323	4,638,809
McGraw-Hill Financial, Inc.	20,980	1,640,636
Moody’s Corp.	16,110	1,264,152
ORIX Corp.	18,610	327,012
Silver Eagle Acquisition Corp. (I)	34,600	346,000
The NASDAQ OMX Group, Inc.	12,004	477,759
		17,373,079
Insurance - 3.9%
ACE, Ltd.	33,250	3,442,373
Alleghany Corp. (I)	5,500	2,199,780
American International Group, Inc.	191,952	9,799,150
Delta Lloyd NV	42,772	1,062,192
Fairfax Financial Holdings, Ltd.	3,980	1,589,040
Markel Corp. (I)	10,377	6,022,292
Marsh & McLennan Companies, Inc.	106,535	5,152,033
MetLife, Inc.	50,605	2,728,622
MS&AD Insurance Group Holdings	14,137	379,988
Sony Financial Holdings, Inc.	11,915	217,040
T&D Holdings, Inc.	92,540	1,295,244
Tokio Marine Holdings, Inc.	13,819	462,517
XL Group PLC	49,316	1,570,221
		35,920,492
Real Estate Management & Development - 0.5%
BR Malls Participacoes SA	105,925	763,990
Hulic Company, Ltd. (I)	33,600	497,255
Mitsui Fudosan Company, Ltd.	22,937	827,352
Realogy Holdings Corp. (I)	40,087	1,983,104
		4,071,701
		103,864,397
Health Care - 14.8%
Biotechnology - 3.6%
Alkermes PLC (I)	15,800	642,428
Alnylam Pharmaceuticals, Inc. (I)	37,156	2,390,245
Amgen, Inc.	6,566	749,575
Arena Pharmaceuticals, Inc. (I)(L)	184,295	1,078,126
Biogen Idec, Inc. (I)	13,567	3,795,368
Celgene Corp. (I)	27,212	4,597,740
Cubist Pharmaceuticals, Inc. (I)	13,858	954,400
Foundation Medicine, Inc. (I)(L)	19,510	464,728
Gilead Sciences, Inc. (I)	67,873	5,100,656
Incyte Corp. (I)	11,229	568,524
Isis Pharmaceuticals, Inc. (I)	23,363	930,782
Medivation, Inc. (I)	28,719	1,832,847
NPS Pharmaceuticals, Inc. (I)	20,700	628,452
Pharmacyclics, Inc. (I)	4,559	482,251
Portola Pharmaceuticals, Inc. (I)	38,670	995,753
Puma Biotechnology, Inc. (I)	7,353	761,256
Regeneron Pharmaceuticals, Inc. (I)	15,637	4,303,928
Seattle Genetics, Inc. (I)(L)	43,674	1,742,156
TESARO, Inc. (I)	19,143	540,598
Vertex Pharmaceuticals, Inc. (I)	5,780	429,454
		32,989,267
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (I)	30,806	370,288

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Medtronic, Inc.	66,522	$3,817,698
		4,187,986
Health Care Providers & Services - 1.5%
Cardinal Health, Inc.	94,684	6,325,838
Catamaran Corp. (I)	84,254	4,000,380
HCA Holdings, Inc. (I)	7,790	371,661
Laboratory Corp. of America Holdings (I)	29,030	2,652,471
Universal Health Services, Inc., Class B	4,546	369,408
		13,719,758
Health Care Technology - 0.1%
CareView Communications, Inc. (I)	1,381,395	481,416
Pharmaceuticals - 9.2%
Actavis PLC (I)	30,059	5,049,912
AstraZeneca PLC	67,726	4,017,977
AstraZeneca PLC, ADR	148,730	8,830,100
Bristol-Myers Squibb Company	315,193	16,752,508
Eli Lilly & Company	62,405	3,182,655
Forest Laboratories, Inc. (I)	6,830	410,005
H. Lundbeck A/S	61,771	1,562,471
Jazz Pharmaceuticals PLC (I)	5,614	710,508
Johnson & Johnson	91,895	8,416,663
Merck & Company, Inc.	349,839	17,509,442
Ono Pharmaceutical Company, Ltd.	57,845	5,070,431
Roche Holding AG	28,643	8,023,654
Salix Pharmaceuticals, Ltd. (I)	6,086	547,375
Sino Biopharmaceutical, Ltd.	303,753	241,854
TherapeuticsMD, Inc. (I)	678,320	3,534,047
		83,859,602
		135,238,029
Industrials - 15.5%
Aerospace & Defense - 3.2%
Bombardier, Inc., Class B	205,125	890,211
DigitalGlobe, Inc. (I)	190,368	7,833,643
Lockheed Martin Corp.	25,962	3,859,511
Moog, Inc., Class A (I)	11,840	804,410
Northrop Grumman Corp.	33,482	3,837,372
Rolls-Royce Holdings PLC (I)	120,227	2,542,965
Safran SA	39,581	2,752,004
Textron, Inc.	7,495	275,516
TransDigm Group, Inc.	11,414	1,837,882
United Technologies Corp.	39,785	4,527,533
		29,161,047
Air Freight & Logistics - 0.9%
United Parcel Service, Inc., Class B	75,791	7,964,118
Airlines - 0.8%
AirAsia BHD	1,375,726	925,215
American Airlines Group, Inc. (I)(L)	207,060	5,228,265
Gol Linhas Aereas
Inteligentes SA, ADR (I)(L)	160,145	731,863
United Continental Holdings, Inc. (I)	6,173	233,525
		7,118,868
Building Products - 2.6%
Armstrong World Industries, Inc. (I)	193,821	11,166,028
Daikin Industries, Ltd.	3,853	240,438
Lennox International, Inc.	60,095	5,111,681
Owens Corning (I)	184,496	7,512,677
		24,030,824

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies - 1.1%
Clean Harbors, Inc. (I)	44,135	$2,646,335
Platform Acquisition Holdings, Ltd. (I)(L)	103,600	1,450,400
The ADT Corp. (L)	118,907	4,812,166
Waste Connections, Inc.	36,060	1,573,298
		10,482,199
Construction & Engineering - 0.4%
Jacobs Engineering Group, Inc. (I)	54,215	3,415,003
Electrical Equipment - 0.6%
Eaton Corp. PLC	55,990	4,261,959
Hubbell, Inc., Class B	3,506	381,803
Mitsubishi Electric Corp.	44,000	553,276
Zumtobel AG	54,074	844,473
		6,041,511
Industrial Conglomerates - 0.3%
3M Company	19,042	2,670,641
Machinery - 1.8%
Arcam AB (I)	7,030	1,049,182
Barnes Group, Inc.	49,135	1,882,362
IDEX Corp.	26,335	1,944,840
Jain Irrigation Systems, Ltd.	959,009	1,123,255
Makita Corp.	3,220	169,348
NGK Insulators, Ltd.	8,000	152,247
PACCAR, Inc.	60,852	3,600,613
Pall Corp.	23,125	1,973,719
SMC Corp.	2,214	558,788
Stanley Black & Decker, Inc.	20,862	1,683,355
WABCO Holdings, Inc. (I)	13,483	1,259,447
Westport Innovations, Inc. (I)(L)	57,040	1,118,554
		16,515,710
Marine - 0.1%
Mitsui O.S.K. Lines, Ltd.	123,310	556,522
Nippon Yusen KK	173,810	555,745
		1,112,267
Professional Services - 1.0%
IHS, Inc., Class A (I)	59,026	7,065,412
Nielsen Holdings NV	56,829	2,607,883
		9,673,295
Road & Rail - 0.5%
Canadian National Railway Company	28,390	1,618,544
Kansas City Southern	16,337	2,023,011
Old Dominion Freight Line, Inc. (I)	17,386	921,806
		4,563,361
Trading Companies & Distributors - 2.1%
HD Supply Holdings, Inc. (I)	243,653	5,850,109
MSC Industrial Direct Company, Inc., Class A	48,235	3,900,764
Rexel SA	162,345	4,260,516
United Rentals, Inc. (I)	6,900	537,855
WESCO International, Inc. (I)(L)	48,754	4,440,027
		18,989,271
Transportation Infrastructure - 0.1%
Groupe Eurotunnel SA	52,741	554,480
		142,292,595
Information Technology - 20.1%
Communications Equipment - 2.0%
Cisco Systems, Inc.	356,283	7,998,553
Juniper Networks, Inc. (I)	185,320	4,182,672
Nokia OYJ, ADR (I)(L)	113,415	919,796

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Palo Alto Networks, Inc. (I)(L)	34,310	$1,971,796
Parkervision, Inc. (I)(L)	707,665	3,219,876
		18,292,693
Computers & Peripherals - 1.5%
3D Systems Corp. (I)(L)	20,375	1,893,449
EMC Corp.	279,552	7,030,733
Fusion-io, Inc. (I)(L)	57,100	508,761
SanDisk Corp.	28,265	1,993,813
Stratasys, Ltd. (I)(L)	14,221	1,915,569
Western Digital Corp.	7,946	666,669
		14,008,994
Electronic Equipment, Instruments & Components - 0.2%
FEI Company	3,301	294,977
Hirose Electric Company, Ltd.	1,271	181,183
IPG Photonics Corp. (I)(L)	4,530	351,573
Trimble Navigation, Ltd. (I)	7,411	257,162
Truly International Holdings, Ltd.	938,005	506,369
		1,591,264
Internet Software & Services - 4.4%
Akamai Technologies, Inc. (I)	132,459	6,249,416
Angie’s List, Inc. (I)(L)	82,160	1,244,724
Bankrate, Inc. (I)	88,703	1,591,332
Constant Contact, Inc. (I)	34,445	1,070,206
CoStar Group, Inc. (I)	11,313	2,088,154
Facebook, Inc., Class A	47,350	2,588,151
Google, Inc., Class A (I)	799	895,447
IAC/InterActiveCorp	19,047	1,308,338
LinkedIn Corp., Class A (I)	27,642	5,993,615
Pandora Media, Inc. (I)	60,425	1,607,305
Twitter, Inc. (I)(L)	18,215	1,159,385
Web.com Group, Inc. (I)(L)	73,865	2,348,168
Yahoo!, Inc. (I)	237,125	9,589,335
Yelp, Inc. (I)	8,991	619,929
Youku Tudou, Inc., ADR (I)(L)	8,217	248,975
Zillow, Inc., Class A (I)(L)	18,074	1,477,188
		40,079,668
IT Services - 0.8%
Amadeus IT Holding SA, A Shares	43,866	1,879,013
Automatic Data Processing, Inc.	31,400	2,537,434
Cap Gemini SA	10,166	688,089
Euronet Worldwide, Inc. (I)	15,225	728,516
Nomura Research Institute, Ltd.	11,983	378,697
Otsuka Corp.	1,860	237,623
Total System Services, Inc.	23,800	792,064
		7,241,436
Semiconductors & Semiconductor Equipment - 4.8%
Analog Devices, Inc.	81,380	4,144,683
Avago Technologies, Ltd.	55,105	2,914,503
GCL-Poly Energy Holdings, Ltd. (I)	4,588,135	1,420,591
GT Advanced Technologies, Inc. (I)(L)	298,950	2,606,844
Intel Corp.	102,855	2,670,116
Lam Research Corp. (I)	24,640	1,341,648
Maxim Integrated Products, Inc.	56,787	1,584,925
Micron Technology, Inc. (I)	405,163	8,816,347
NXP Semiconductor NV (I)	80,797	3,711,006
SK Hynix, Inc. (I)	50,830	1,777,909
Skyworks Solutions, Inc. (I)	124,065	3,543,296
Sumco Corp.	293,300	2,587,464
SunEdison, Inc. (I)	526,348	6,868,841
		43,988,173

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software - 6.4%
Activision Blizzard, Inc.	441,821	$7,877,668
Adobe Systems, Inc. (I)	8,600	514,968
ANSYS, Inc. (I)	11,915	1,038,988
Autodesk, Inc. (I)	108,462	5,458,892
Cadence Design Systems, Inc. (I)(L)	400,906	5,620,702
Concur Technologies, Inc. (I)(L)	63,978	6,601,250
FactSet Research Systems, Inc. (L)	11,195	1,215,553
Informatica Corp. (I)	7,108	294,982
Microsoft Corp.	373,885	13,994,516
Monitise PLC (I)(L)	2,161,151	2,406,546
Oracle Corp.	150,735	5,767,121
Salesforce.com, Inc. (I)	34,334	1,894,893
ServiceNow, Inc. (I)	4,325	242,243
Symantec Corp.	86,360	2,036,369
Tableau Software, Inc., Class A (I)	10,260	707,222
UBISOFT Entertainment SA (I)	202,832	2,872,774
		58,544,687
		183,746,915
Materials - 4.5%
Chemicals - 2.4%
Asahi Kasei Corp.	22,962	180,110
Ecolab, Inc.	10,020	1,044,785
Givaudan SA (I)	494	706,699
Methanex Corp.	27,274	1,615,712
Mitsui Chemicals, Inc.	564,340	1,364,581
Monsanto Company	40,522	4,722,839
OCI Company, Ltd.	4,803	871,337
Praxair, Inc.	39,187	5,095,486
The Dow Chemical Company	59,585	2,645,574
The Sherwin-Williams Company	8,205	1,505,618
Wacker Chemie AG (L)	18,079	2,004,192
		21,756,933
Containers & Packaging - 0.8%
Packaging Corp. of America	36,029	2,279,915
Rock-Tenn Company, Class A	37,788	3,968,118
Silgan Holdings, Inc.	26,150	1,255,723
		7,503,756
Metals & Mining - 0.3%
Allied Nevada Gold Corp. (I)(L)	165,330	586,922
AuRico Gold, Inc. (L)	312,460	1,143,604
Continental Gold, Ltd. (I)	465,546	1,481,333
		3,211,859
Paper & Forest Products - 1.0%
International Paper Company	41,195	2,019,791
KapStone Paper and Packaging Corp. (I)	14,000	782,040
Louisiana-Pacific Corp. (I)	15,925	294,772
Norbord, Inc.	182,155	5,806,325
		8,902,928
		41,375,476
Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	74,290	3,650,611
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. (I)(L)	262,848	722,832
		4,373,443

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Utilities - 0.7%
Gas Utilities - 0.6%
UGI Corp.	137,602	$5,704,979
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc.	14,940	429,077
		6,134,056
TOTAL COMMON STOCKS (Cost $747,255,197)		$891,751,441

WARRANTS - 0.2%
Moscow Exchange MICEX (Expiration Date:
04/18/2023; Strike Price: RUB 0.00) (I)(S)	755,860	1,489,303
Platform Acquisition Holdings, Ltd.
(Expiration Date: 07/31/2020; Strike
Price: $11.50) (I)	44,400	37,000
TOTAL WARRANTS (Cost $1,211,571)		$1,526,303

SECURITIES LENDING COLLATERAL - 6.5%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	5,904,204	59,085,145
TOTAL SECURITIES LENDING
COLLATERAL (Cost $59,088,581)		$59,085,145

SHORT-TERM INVESTMENTS - 0.9%
Repurchase Agreement - 0.9%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/13 at 0.030% to be
repurchased at $8,700,015 on 01/02/2014,
collateralized by $5,330,000 Federal Home
Loan Bank, 0.375% due 12/30/2015 (valued
at $5,321,048, including interest) and
$3,728,464 Federal Home Loan
Mortgage Corp., 3.000% due 03/01/2043
(valued at $3,554,904, including interest)	$8,700,000	$8,700,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,700,000)		$8,700,000
Total Investments (Alpha Opportunities Trust)
(Cost $816,255,349) - 105.0%		$961,062,889
Other assets and liabilities, net - (5.0%)		(45,414,902)
TOTAL NET ASSETS - 100.0%		$915,647,987

American Asset Allocation Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	81,098,925	$1,823,914,816
TOTAL INVESTMENT COMPANIES (Cost $1,063,319,308)		$1,823,914,816
Total Investments (American Asset Allocation Trust)
(Cost $1,063,319,308) - 100.0%		$1,823,914,816
Other assets and liabilities, net - 0.0%		(33,816)
TOTAL NET ASSETS - 100.0%		$1,823,881,000

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

American Global Growth Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	9,235,008	$278,066,081
TOTAL INVESTMENT COMPANIES (Cost $201,753,275)		$278,066,081
Total Investments (American Global Growth Trust)
(Cost $201,753,275) - 100.0%		$278,066,081
Other assets and liabilities, net - 0.0%		(41,159)
TOTAL NET ASSETS - 100.0%		$278,024,922

American Growth Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	14,590,546	$1,145,941,480
TOTAL INVESTMENT COMPANIES (Cost $679,920,890)		$1,145,941,480
Total Investments (American Growth Trust)
(Cost $679,920,890) - 100.0%		$1,145,941,480
Other assets and liabilities, net - 0.0%		(29,493)
TOTAL NET ASSETS - 100.0%		$1,145,911,987

American Growth-Income Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	27,145,202	$1,376,804,641
TOTAL INVESTMENT COMPANIES (Cost $817,417,263)		$1,376,804,641
Total Investments (American Growth-Income Trust)
(Cost $817,417,263) - 100.0%		$1,376,804,641
Other assets and liabilities, net - 0.0%		(34,590)
TOTAL NET ASSETS - 100.0%		$1,376,770,051

American International Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	33,203,876	$704,586,257
TOTAL INVESTMENT COMPANIES (Cost $529,308,178)		$704,586,257
Total Investments (American International Trust)
(Cost $529,308,178) - 100.0%		$704,586,257
Other assets and liabilities, net - 0.0%		(27,822)
TOTAL NET ASSETS - 100.0%		$704,558,435

American New World Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	3,222,223	$80,813,350
TOTAL INVESTMENT COMPANIES (Cost $69,444,074)		$80,813,350
Total Investments (American New World Trust)
(Cost $69,444,074) - 100.0%		$80,813,350
Other assets and liabilities, net - 0.0%		(25,243)
TOTAL NET ASSETS - 100.0%		$80,788,107

Blue Chip Growth Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.6%
Consumer Discretionary - 27.1%
Auto Components - 0.1%
Johnson Controls, Inc.	29,300	$1,503,091
Automobiles - 0.9%
Harley-Davidson, Inc.	187,600	12,989,424
Tesla Motors, Inc. (I)(L)	28,200	4,240,716
		17,230,140
Hotels, Restaurants & Leisure - 7.1%
Carnival Corp.	18,400	739,129
Chipotle Mexican Grill, Inc. (I)	42,300	22,536,594
Hilton Worldwide Holdings, Inc. (I)	92,600	2,060,350
Las Vegas Sands Corp.	426,400	33,630,168
Marriott International, Inc., Class A	107,729	5,317,503
Starbucks Corp.	456,000	35,745,840
Starwood Hotels & Resorts Worldwide, Inc.	246,200	19,560,590
Wynn Macau, Ltd.	1,382,000	6,291,008
Wynn Resorts, Ltd.	71,800	13,944,278
		139,825,460
Household Durables - 0.0%
Lennar Corp., Class A	10,500	415,380
Internet & Catalog Retail - 9.8%
Amazon.com, Inc. (I)	258,689	103,162,586
Ctrip.com International, Ltd., ADR (I)(L)	134,000	6,649,080
Netflix, Inc. (I)	36,300	13,364,571
priceline.com, Inc. (I)	56,100	65,210,640
TripAdvisor, Inc. (I)(L)	35,700	2,957,031
		191,343,908
Media - 2.2%
Discovery Communications, Inc., Series C (I)	311,900	26,155,934
Liberty Global PLC, Class A (I)	15,200	1,352,648
The Walt Disney Company	83,900	6,409,960
Twenty-First Century Fox, Inc., Class A	239,700	8,432,646
		42,351,188
Multiline Retail - 0.2%
Dollar Tree, Inc. (I)	75,600	4,265,352
Specialty Retail - 4.6%
L Brands, Inc.	174,400	10,786,640
Lowe’s Companies, Inc.	371,800	18,422,690
O’Reilly Automotive, Inc. (I)	130,600	16,809,526
Ross Stores, Inc.	120,600	9,036,558
The Home Depot, Inc.	246,800	20,321,512
Tiffany & Company	33,200	3,080,296

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Tractor Supply Company	143,300	$11,117,214
		89,574,436
Textiles, Apparel & Luxury Goods - 2.2%
Fossil Group, Inc. (I)	77,000	9,235,380
Lululemon Athletica, Inc. (I)(L)	43,800	2,585,514
Michael Kors Holdings, Ltd. (I)	18,900	1,534,491
NIKE, Inc., Class B	127,000	9,987,280
PVH Corp.	80,200	10,908,804
Ralph Lauren Corp.	44,800	7,910,336
VF Corp.	33,200	2,069,688
		44,231,493
		530,740,448
Consumer Staples - 2.5%
Beverages - 0.4%
Constellation Brands, Inc., Class A (I)	26,000	1,829,880
Monster Beverage Corp. (I)	49,100	3,327,507
PepsiCo, Inc.	44,300	3,674,242
		8,831,629
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	44,500	5,295,945
CVS Caremark Corp.	135,300	9,683,421
Whole Foods Market, Inc.	233,900	13,526,437
		28,505,803
Food Products - 0.3%
Green Mountain Coffee Roasters, Inc. (I)(L)	68,700	5,192,346
Household Products - 0.3%
The Procter & Gamble Company	71,500	5,820,815
		48,350,593
Energy - 4.0%
Energy Equipment & Services - 0.7%
Cameron International Corp. (I)	5,300	315,509
FMC Technologies, Inc. (I)	6,600	344,586
Schlumberger, Ltd.	147,492	13,290,504
		13,950,599
Oil, Gas & Consumable Fuels - 3.3%
Cabot Oil & Gas Corp.	32,900	1,275,204
Concho Resources, Inc. (I)	69,600	7,516,800
EOG Resources, Inc.	14,000	2,349,760
EQT Corp.	134,800	12,102,344
Pioneer Natural Resources Company	134,300	24,720,601
Range Resources Corp.	188,092	15,858,037
		63,822,746
		77,773,345
Financials - 7.4%
Capital Markets - 4.9%
Ameriprise Financial, Inc.	92,351	10,624,983
Franklin Resources, Inc.	336,095	19,402,764
Invesco, Ltd.	552,800	20,121,920
Morgan Stanley	431,200	13,522,432
Northern Trust Corp.	66,189	4,096,437
State Street Corp.	221,607	16,263,738
TD Ameritrade Holding Corp.	342,600	10,497,264
The Goldman Sachs Group, Inc.	2,876	509,800
		95,039,338
Commercial Banks - 0.3%
U.S. Bancorp	126,900	5,126,760

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Consumer Finance - 1.2%
American Express Company	267,052	$24,229,628
Diversified Financial Services - 0.8%
Citigroup, Inc.	64,400	3,355,884
IntercontinentalExchange Group, Inc.	55,300	12,438,076
JPMorgan Chase & Company	3,500	204,680
		15,998,640
Insurance - 0.2%
Marsh & McLennan Companies, Inc.	103,500	5,005,260
		145,399,626
Health Care - 14.4%
Biotechnology - 9.0%
Alexion Pharmaceuticals, Inc. (I)	146,100	19,440,066
Biogen Idec, Inc. (I)	145,200	40,619,700
Celgene Corp. (I)	218,900	36,985,344
Gilead Sciences, Inc. (I)	839,200	63,065,880
Pharmacyclics, Inc. (I)	10,400	1,100,112
Regeneron Pharmaceuticals, Inc. (I)	52,400	14,422,576
Vertex Pharmaceuticals, Inc. (I)	2,300	170,890
		175,804,568
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson and Company	14,600	1,613,154
Covidien PLC	70,400	4,794,240
Stryker Corp.	75,279	5,656,464
		12,063,858
Health Care Providers & Services - 2.8%
Aetna, Inc.	2,600	178,334
AmerisourceBergen Corp.	10,200	717,162
Cardinal Health, Inc.	32,300	2,157,963
Express Scripts Holding Company (I)	40,900	2,872,816
Henry Schein, Inc. (I)	5,400	617,004
McKesson Corp.	264,600	42,706,440
UnitedHealth Group, Inc.	79,400	5,978,820
		55,228,539
Life Sciences Tools & Services - 1.1%
Thermo Fisher Scientific, Inc.	198,800	22,136,380
Pharmaceuticals - 0.9%
Allergan, Inc.	33,700	3,743,396
Perrigo Company PLC (L)	33,600	5,156,256
Valeant Pharmaceuticals International, Inc. (I)	72,800	8,546,720
		17,446,372
		282,679,717
Industrials - 13.5%
Aerospace & Defense - 5.0%
Honeywell International, Inc.	130,500	11,923,785
Precision Castparts Corp.	160,500	43,222,650
The Boeing Company	243,800	33,276,262
United Technologies Corp.	78,600	8,944,680
		97,367,377
Air Freight & Logistics - 0.8%
FedEx Corp.	104,600	15,038,342
Airlines - 1.0%
Delta Air Lines, Inc.	274,700	7,546,009
United Continental Holdings, Inc. (I)	305,700	11,564,631
		19,110,640
Electrical Equipment - 0.5%
Roper Industries, Inc.	70,700	9,804,676

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Conglomerates - 2.9%
3M Company	16,600	$2,328,150
Danaher Corp.	711,326	54,914,367
		57,242,517
Machinery - 0.6%
Flowserve Corp.	93,900	7,402,137
Wabtec Corp.	48,900	3,631,803
		11,033,940
Professional Services - 0.2%
IHS, Inc., Class A (I)	28,800	3,447,360
Road & Rail - 2.0%
Canadian Pacific Railway, Ltd. (L)	20,100	3,041,532
J.B. Hunt Transport Services, Inc.	37,700	2,914,210
Kansas City Southern	127,800	15,825,474
Union Pacific Corp.	107,300	18,026,400
		39,807,616
Trading Companies & Distributors - 0.5%
Fastenal Company (L)	154,200	7,326,042
W.W. Grainger, Inc.	14,200	3,626,964
		10,953,006
		263,805,474
Information Technology - 24.4%
Communications Equipment - 1.2%
Juniper Networks, Inc. (I)	8,421	190,062
QUALCOMM, Inc.	309,577	22,986,092
		23,176,154
Computers & Peripherals - 1.7%
Apple, Inc.	59,200	33,217,712
Electronic Equipment, Instruments & Components - 0.1%
Trimble Navigation, Ltd. (I)	50,100	1,738,470
Internet Software & Services - 12.3%
Akamai Technologies, Inc. (I)	161,900	7,638,442
Baidu, Inc., ADR (I)	164,500	29,261,260
eBay, Inc. (I)	383,978	21,076,552
Facebook, Inc., Class A	579,108	31,654,043
Google, Inc., Class A (I)	102,466	114,834,671
LinkedIn Corp., Class A (I)	62,000	13,443,460
NAVER Corp.	6,262	4,315,314
Tencent Holdings, Ltd.	249,400	15,949,069
Twitter, Inc. (I)(L)	41,100	2,616,015
		240,788,826
IT Services - 7.5%
Accenture PLC, Class A	4,500	369,990
Alliance Data Systems Corp. (I)(L)	28,500	7,493,505
Cognizant Technology
Solutions Corp., Class A (I)	186,700	18,852,966
Fiserv, Inc. (I)	189,200	11,172,260
MasterCard, Inc., Class A	80,700	67,421,622
Visa, Inc., Class A	188,800	42,041,984
		147,352,327
Software - 1.6%
Autodesk, Inc. (I)	10,100	508,333
Citrix Systems, Inc. (I)	6,200	392,150
Intuit, Inc.	5,700	435,024
Red Hat, Inc. (I)	127,300	7,133,892

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Salesforce.com, Inc. (I)(L)	402,600	$22,219,494
		30,688,893
		476,962,382
Materials - 4.3%
Chemicals - 4.3%
Airgas, Inc.	3,500	391,475
Ecolab, Inc.	226,700	23,638,009
FMC Corp.	62,500	4,716,250
Monsanto Company	90,804	10,583,206
Praxair, Inc.	166,800	21,689,004
The Sherwin-Williams Company	124,000	22,754,000
		83,771,944
		83,771,944
Telecommunication Services - 2.0%
Diversified Telecommunication Services - 1.8%
American Tower Corp.	436,738	34,860,427
Wireless Telecommunication Services - 0.2%
Softbank Corp.	56,700	4,975,468
		39,835,895
TOTAL COMMON STOCKS (Cost $1,090,266,187)		$1,949,319,424

SECURITIES LENDING COLLATERAL - 2.2%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	4,280,682	42,838,068
TOTAL SECURITIES LENDING
COLLATERAL (Cost $42,840,548)		$42,838,068

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	450,000	450,000
T. Rowe Price Prime Reserve Investment
Fund, 0.0458% (Y)	5,025,715	5,025,715
		5,475,715
TOTAL SHORT-TERM INVESTMENTS (Cost $5,475,715)		$5,475,715
Total Investments (Blue Chip Growth Trust)
(Cost $1,138,582,450) - 102.1%		$1,997,633,207
Other assets and liabilities, net - (2.1%)		(41,286,517)
TOTAL NET ASSETS - 100.0%		$1,956,346,690

Capital Appreciation Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.5%
Consumer Discretionary - 26.6%
Automobiles - 0.8%
Tesla Motors, Inc. (I)(L)	59,333	$8,922,497
Hotels, Restaurants & Leisure - 3.3%
Chipotle Mexican Grill, Inc. (I)	21,804	11,616,734
Dunkin’ Brands Group, Inc. (L)	246,376	11,875,323
Starbucks Corp.	183,283	14,367,553
		37,859,610

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet & Catalog Retail - 8.0%
Amazon.com, Inc. (I)	105,059	$41,896,479
Netflix, Inc. (I)	31,722	11,679,089
priceline.com, Inc. (I)	27,043	31,434,783
TripAdvisor, Inc. (I)	61,232	5,071,847
		90,082,198
Media - 3.7%
Discovery Communications, Inc., Class A (I)	161,450	14,598,309
The Walt Disney Company	284,603	21,743,669
Twenty-First Century Fox, Inc., Class A	161,130	5,668,553
		42,010,531
Specialty Retail - 4.2%
Inditex SA	132,578	21,890,092
O’Reilly Automotive, Inc. (I)	24,296	3,127,138
TJX Companies, Inc.	352,753	22,480,949
		47,498,179
Textiles, Apparel & Luxury Goods - 6.6%
Luxottica Group SpA	229,310	12,289,036
Michael Kors Holdings, Ltd. (I)	130,340	10,582,305
NIKE, Inc., Class B	274,382	21,577,400
Ralph Lauren Corp.	49,959	8,821,261
The Swatch Group AG, ADR (L)	326,215	10,830,338
Under Armour, Inc., Class A (I)(L)	117,917	10,294,154
		74,394,494
		300,767,509
Consumer Staples - 7.9%
Beverages - 1.0%
Diageo PLC, ADR	85,872	11,371,170
Food & Staples Retailing - 3.3%
Costco Wholesale Corp.	169,995	20,231,105
Sprouts Farmers Market, Inc. (I)(L)	64,692	2,486,114
Whole Foods Market, Inc.	261,603	15,128,501
		37,845,720
Food Products - 2.2%
Mead Johnson Nutrition Company	93,774	7,854,510
Mondelez International, Inc., Class A	468,902	16,552,241
		24,406,751
Personal Products - 1.4%
The Estee Lauder Companies, Inc., Class A	211,137	15,902,839
		89,526,480
Energy - 3.8%
Energy Equipment & Services - 1.5%
FMC Technologies, Inc. (I)	118,940	6,209,857
Schlumberger, Ltd.	117,213	10,562,063
		16,771,920
Oil, Gas & Consumable Fuels - 2.3%
Concho Resources, Inc. (I)	128,376	13,864,608
EOG Resources, Inc.	76,580	12,853,187
		26,717,795
		43,489,715
Financials - 2.1%
Capital Markets - 2.1%
Morgan Stanley	251,153	7,876,158
The Goldman Sachs Group, Inc.	89,540	15,871,860
		23,748,018
		23,748,018

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 19.2%
Biotechnology - 8.4%
Alexion Pharmaceuticals, Inc. (I)	133,713	$17,791,852
Biogen Idec, Inc. (I)	98,546	27,568,244
Celgene Corp. (I)	100,572	16,992,645
Gilead Sciences, Inc. (I)	261,745	19,670,137
Vertex Pharmaceuticals, Inc. (I)	180,632	13,420,958
		95,443,836
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	415,580	15,929,181
Health Care Providers & Services - 1.0%
Express Scripts Holding Company (I)	162,522	11,415,545
Life Sciences Tools & Services - 1.5%
Illumina, Inc. (I)	151,969	16,810,811
Pharmaceuticals - 6.9%
Allergan, Inc.	167,094	18,560,802
Bristol-Myers Squibb Company	432,733	22,999,759
Merck & Company, Inc.	132,607	6,636,980
Novo Nordisk A/S, ADR (L)	95,259	17,600,053
Perrigo Company PLC (L)	78,844	12,099,400
		77,896,994
		217,496,367
Industrials - 8.4%
Aerospace & Defense - 6.3%
Precision Castparts Corp.	83,962	22,610,967
Rolls-Royce Holdings PLC (I)	330,246	6,985,154
The Boeing Company	181,019	24,707,283
United Technologies Corp.	152,326	17,334,699
		71,638,103
Road & Rail - 2.1%
Canadian Pacific Railway, Ltd. (L)	69,683	10,544,432
Union Pacific Corp.	74,838	12,572,784
		23,117,216
		94,755,319
Information Technology - 28.3%
Computers & Peripherals - 3.6%
Apple, Inc.	71,752	40,260,765
Internet Software & Services - 9.6%
eBay, Inc. (I)	177,266	9,730,131
Facebook, Inc., Class A	407,766	22,288,490
Google, Inc., Class A (I)	44,834	50,245,912
LinkedIn Corp., Class A (I)	90,281	19,575,629
Twitter, Inc. (I)(L)	99,508	6,333,684
		108,173,846
IT Services - 6.9%
MasterCard, Inc., Class A	60,906	50,884,527
Visa, Inc., Class A	124,581	27,741,697
		78,626,224
Semiconductors & Semiconductor Equipment - 0.9%
ARM Holdings PLC, ADR (L)	190,225	10,412,917
Software - 7.3%
Adobe Systems, Inc. (I)	186,385	11,160,734
FireEye, Inc. (I)(L)	56,769	2,475,696
Red Hat, Inc. (I)	259,107	14,520,356
Salesforce.com, Inc. (I)	339,459	18,734,742
Splunk, Inc. (I)	164,438	11,291,957
Tableau Software, Inc., Class A (I)	34,095	2,350,168

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
VMware, Inc., Class A (I)	156,329	$14,024,275
Workday, Inc., Class A (I)	103,593	8,614,794
		83,172,722
		320,646,474
Materials - 2.3%
Chemicals - 2.3%
Monsanto Company	224,183	26,128,529
Telecommunication Services - 0.9%
Diversified Telecommunication Services - 0.9%
American Tower Corp.	125,156	9,989,952
TOTAL COMMON STOCKS (Cost $736,076,774)		$1,126,548,363

SECURITIES LENDING COLLATERAL - 4.4%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	5,047,303	50,509,876
TOTAL SECURITIES LENDING
COLLATERAL (Cost $50,512,347)		$50,509,876
Total Investments (Capital Appreciation Trust)
(Cost $786,589,121) - 103.9%		$1,177,058,239
Other assets and liabilities, net - (3.9%)		(44,419,775)
TOTAL NET ASSETS - 100.0%		$1,132,638,464

Capital Appreciation Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 65.8%
Consumer Discretionary - 7.6%
Auto Components - 2.1%
Delphi Automotive PLC	63,200	$3,800,206
Johnson Controls, Inc.	16,900	866,970
TRW Automotive Holdings Corp. (I)	40,500	3,012,795
		7,679,971
Automobiles - 0.0%
General Motors Company (I)	1,000	40,870
Media - 0.3%
The Walt Disney Company	16,100	1,230,040
Multiline Retail - 1.2%
Dollar General Corp. (I)	21,800	1,314,976
Dollar Tree, Inc. (I)	49,100	2,770,222
Kohl’s Corp.	2,300	130,525
		4,215,723
Specialty Retail - 4.0%
AutoZone, Inc. (I)	16,600	7,933,804
L Brands, Inc.	11,900	736,015
Lowe’s Companies, Inc.	53,000	2,626,150
O’Reilly Automotive, Inc. (I)	26,500	3,410,815
		14,706,784
		27,873,388
Consumer Staples - 7.1%
Beverages - 0.5%
PepsiCo, Inc.	20,300	1,683,682

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products - 3.8%
General Mills, Inc.	96,200	$4,801,342
Mondelez International, Inc., Class A	97,600	3,445,280
Nestle SA	77,892	5,708,706
		13,955,328
Household Products - 1.5%
The Procter & Gamble Company (D)	68,937	5,612,161
Personal Products - 0.2%
Avon Products, Inc.	42,500	731,850
Tobacco - 1.1%
Philip Morris International, Inc. (D)	45,100	3,929,563
		25,912,584
Energy - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
Anadarko Petroleum Corp.	12,500	991,500
Apache Corp.	33,400	2,870,396
Imperial Oil, Ltd.	9,500	420,185
Pioneer Natural Resources Company	5,900	1,086,013
Range Resources Corp.	21,317	1,797,236
		7,165,330
		7,165,330
Financials - 10.9%
Capital Markets - 4.8%
Invesco, Ltd.	86,900	3,163,160
State Street Corp.	97,900	7,184,881
TD Ameritrade Holding Corp.	236,500	7,246,360
		17,594,401
Commercial Banks - 1.3%
PNC Financial Services Group, Inc.	14,800	1,148,184
U.S. Bancorp (D)	83,700	3,381,480
		4,529,664
Diversified Financial Services - 1.1%
JPMorgan Chase & Company (D)	65,000	3,801,200
Insurance - 3.4%
Marsh & McLennan Companies, Inc.	186,700	9,028,812
XL Group PLC	110,137	3,506,762
		12,535,574
Real Estate Investment Trusts - 0.3%
Simon Property Group, Inc.	7,100	1,080,336
		39,541,175
Health Care - 12.0%
Health Care Equipment & Supplies - 1.0%
DENTSPLY International, Inc.	77,100	3,737,808
Health Care Providers & Services - 3.5%
DaVita HealthCare Partners, Inc. (I)	14,200	899,854
Henry Schein, Inc. (I)	14,157	1,617,579
Humana, Inc.	12,100	1,248,962
UnitedHealth Group, Inc.	116,900	8,802,570
		12,568,965
Life Sciences Tools & Services - 3.5%
Thermo Fisher Scientific, Inc.	115,200	12,827,520
Pharmaceuticals - 4.0%
Allergan, Inc.	49,100	5,454,028
Perrigo Company PLC	7,500	1,150,950
Pfizer, Inc. (D)	195,384	5,984,612

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Zoetis, Inc.	57,591	$1,882,650
		14,472,240
		43,606,533
Industrials - 9.8%
Aerospace & Defense - 3.9%
The Boeing Company	20,700	2,825,343
United Technologies Corp. (D)	100,800	11,471,040
		14,296,383
Commercial Services & Supplies - 1.5%
Iron Mountain, Inc.	79,000	2,397,650
Tyco International, Ltd.	76,000	3,119,040
		5,516,690
Electrical Equipment - 0.4%
Roper Industries, Inc.	9,500	1,317,460
Industrial Conglomerates - 3.9%
Danaher Corp.	182,500	14,089,000
Machinery - 0.1%
Actuant Corp., Class A	13,099	479,947
		35,699,480
Information Technology - 7.8%
Electronic Equipment, Instruments & Components - 0.9%
TE Connectivity, Ltd.	59,600	3,284,556
Internet Software & Services - 1.2%
Google, Inc., Class A (I)	3,900	4,370,769
IT Services - 3.4%
Accenture PLC, Class A (D)	11,200	920,864
Fiserv, Inc. (I)	165,800	9,790,490
IBM Corp.	8,700	1,631,859
		12,343,213
Semiconductors & Semiconductor Equipment - 2.3%
NXP Semiconductor NV (I)	72,800	3,343,704
Texas Instruments, Inc.	114,400	5,023,304
		8,367,008
		28,365,546
Telecommunication Services - 3.1%
Diversified Telecommunication Services - 1.3%
American Tower Corp.	61,000	4,869,020
Wireless Telecommunication Services - 1.8%
Crown Castle International Corp. (I)	63,900	4,692,177
SBA Communications Corp., Class A (I)	19,800	1,778,832
		6,471,009
		11,340,029
Utilities - 5.5%
Electric Utilities - 3.0%
Edison International	29,700	1,375,110
Entergy Corp.	57,800	3,657,006
Xcel Energy, Inc.	210,600	5,884,164
		10,916,280
Independent Power Producers & Energy Traders - 0.3%
NRG Energy, Inc.	44,200	1,269,424
Multi-Utilities - 2.2%
Consolidated Edison, Inc.	15,400	851,312

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
PG&E Corp.	178,300	$7,181,924
		8,033,236
		20,218,940
TOTAL COMMON STOCKS (Cost $185,079,203)		$239,723,005

PREFERRED SECURITIES - 0.3%
Financials - 0.2%
Commercial Banks - 0.2%
U.S. Bancorp (6.000% to 04/15/2017, then
3 month LIBOR + 4.861%)	15,000	410,550
U.S. Bancorp (6.500% to 01/15/2022, then
3 month LIBOR + 4.468%)	14,000	368,200
		778,750
		778,750
Utilities - 0.1%
Electric Utilities - 0.1%
SCE Trust I, 5.625%	15,000	301,500
TOTAL PREFERRED SECURITIES (Cost $1,100,000)		$1,080,250

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 6.1%
U.S. Government - 6.1%
U.S. Treasury Notes
1.250%, 11/30/2018	$3,000,000	$2,934,141
2.500%, 08/15/2023	7,350,000	7,045,093
2.750%, 11/15/2023	12,550,000	12,255,853
		22,235,087
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $22,368,225)		$22,235,087

CORPORATE BONDS - 13.1%
Consumer Discretionary - 2.8%
American Honda Finance Corp.
0.339%, 11/13/2014 (P)(S)	$200,000	$200,177
Cedar Fair LP
5.250%, 03/15/2021	125,000	123,438
9.125%, 08/01/2018	250,000	271,250
Daimler Finance North America LLC
1.102%, 08/01/2018 (P)(S)	235,000	236,265
Delphi Corp.
5.000%, 02/15/2023	75,000	77,156
5.875%, 05/15/2019	850,000	898,875
6.125%, 05/15/2021	350,000	388,063
Dollar General Corp.
1.875%, 04/15/2018	385,000	372,263
4.125%, 07/15/2017	225,000	238,797
Ford Motor Credit Company LLC
1.489%, 05/09/2016 (P)	410,000	416,016
2.500%, 01/15/2016	380,000	389,837
2.750%, 05/15/2015	400,000	410,337
3.875%, 01/15/2015	890,000	918,350
6.625%, 08/15/2017	200,000	231,599
8.000%, 06/01/2014	500,000	515,264
L Brands, Inc.
5.625%, 02/15/2022 to 10/15/2023	925,000	939,625
6.625%, 04/01/2021	100,000	109,750
6.900%, 07/15/2017	125,000	143,750
7.000%, 05/01/2020	125,000	140,313
8.500%, 06/15/2019	125,000	150,000

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Lamar Media Corp.
5.000%, 05/01/2023	$125,000	$118,750
Toyota Motor Credit Corp.
0.318%, 08/22/2014 (P)	450,000	450,256
0.390%, 03/10/2015 (P)	400,000	400,547
0.409%, 01/23/2015 (P)	285,000	285,399
TRW Automotive, Inc.
4.500%, 03/01/2021 (S)	125,000	126,250
Unitymedia Hessen GmbH & Company KG
7.500%, 03/15/2019 (S)	200,000	217,500
7.500%, 03/15/2019 (S)	380,000	568,539
Univision Communications, Inc.
5.125%, 05/15/2023 (S)	150,000	149,813
6.750%, 09/15/2022 (S)	150,000	164,250
6.875%, 05/15/2019 (S)	350,000	374,063
7.875%, 11/01/2020 (S)	150,000	164,813
		10,191,305
Consumer Staples - 1.0%
B&G Foods, Inc.
4.625%, 06/01/2021	200,000	192,000
Campbell Soup Company
0.542%, 08/01/2014 (P)	460,000	460,604
General Mills, Inc.
0.537%, 01/29/2016 (P)	350,000	350,303
0.875%, 01/29/2016	90,000	89,738
Heineken NV
0.800%, 10/01/2015 (S)	160,000	160,044
Rite Aid Corp.
8.000%, 08/15/2020	475,000	534,375
SABMiller Holdings, Inc.
0.932%, 08/01/2018 (P)(S)	430,000	432,129
2.200%, 08/01/2018 (S)	300,000	299,379
The Procter & Gamble Company
3.100%, 08/15/2023	1,000,000	959,927
Walgreen Company
0.744%, 03/13/2014 (P)	310,000	310,309
		3,788,808
Energy - 3.2%
Antero Resources Finance Corp.
6.000%, 12/01/2020	300,000	315,000
7.250%, 08/01/2019	32,000	34,400
Concho Resources, Inc.
5.500%, 10/01/2022 to 04/01/2023	1,300,000	1,340,438
6.500%, 01/15/2022	125,000	135,313
7.000%, 01/15/2021	325,000	357,500
Energy Transfer Partners LP
4.150%, 10/01/2020	275,000	278,697
4.900%, 02/01/2024	345,000	349,679
EQT Corp.
4.875%, 11/15/2021	1,570,000	1,607,903
6.500%, 04/01/2018	315,000	355,695
8.125%, 06/01/2019	483,000	585,658
Laredo Petroleum, Inc.
7.375%, 05/01/2022	100,000	108,500
9.500%, 02/15/2019	150,000	167,625
MarkWest Energy Partners LP
4.500%, 07/15/2023	825,000	773,438
5.500%, 02/15/2023	255,000	256,913
6.250%, 06/15/2022	125,000	132,188
6.500%, 08/15/2021	200,000	215,000
6.750%, 11/01/2020	125,000	135,625

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
ONEOK Partners LP
2.000%, 10/01/2017	$140,000	$139,258
Range Resources Corp.
5.000%, 08/15/2022 to 03/15/2023	2,000,000	1,961,750
5.750%, 06/01/2021	160,000	169,600
6.750%, 08/01/2020	125,000	135,313
8.000%, 05/15/2019	825,000	879,656
SM Energy Company
6.500%, 01/01/2023	225,000	235,969
Spectra Energy Partners LP
4.750%, 03/15/2024	355,000	361,303
Targa Resources Partners LP
4.250%, 11/15/2023 (S)	525,000	469,875
5.250%, 05/01/2023	25,000	24,219
		11,526,515
Financials - 1.1%
Burlington Northern Santa Fe LLC
3.850%, 09/01/2023	750,000	736,522
CBRE Services, Inc.
5.000%, 03/15/2023	75,000	72,094
6.625%, 10/15/2020	125,000	133,750
E*TRADE Financial Corp.
6.000%, 11/15/2017	425,000	451,563
6.375%, 11/15/2019	525,000	563,719
6.750%, 06/01/2016	375,000	406,875
Host Hotels & Resorts LP
6.750%, 06/01/2016	9,000	9,130
KFW
0.500%, 04/19/2016	832,000	822,272
Legg Mason, Inc.
5.500%, 05/21/2019	860,000	940,265
		4,136,190
Health Care - 0.4%
Baxter International, Inc.
0.413%, 12/11/2014 (P)	420,000	420,531
Merck & Company, Inc.
0.429%, 05/18/2016 (P)	470,000	471,399
Pfizer, Inc.
0.900%, 01/15/2017	415,000	412,805
Zoetis, Inc.
1.150%, 02/01/2016	115,000	115,124
1.875%, 02/01/2018	85,000	84,263
		1,504,122
Industrials - 2.1%
Actuant Corp.
5.625%, 06/15/2022	25,000	25,313
Amsted Industries, Inc.
8.125%, 03/15/2018 (S)	100,000	105,375
Caterpillar Financial Services Corp.
0.700%, 11/06/2015	205,000	205,248
1.250%, 11/06/2017	250,000	246,312
CNH Capital LLC
3.625%, 04/15/2018	300,000	304,125
3.875%, 11/01/2015	125,000	129,063
6.250%, 11/01/2016	225,000	248,344
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	252,886	288,290
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 11/10/2019	144,563	165,525

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 04/11/2024	$585,234	$588,161
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 12/17/2019	159,147	183,019
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	114,415	124,712
Hawaiian Airlines 2013-1 Class A Pass
Through Certificates
3.900%, 01/15/2026	125,000	116,094
International Lease Finance Corp.
2.193%, 06/15/2016 (P)	265,000	266,325
John Deere Capital Corp.
0.313%, 01/12/2015 (P)	700,000	700,475
0.342%, 10/08/2014 (P)	555,000	555,309
0.700%, 09/04/2015	310,000	311,216
PACCAR Financial Corp.
0.378%, 05/05/2015 (P)	160,000	160,192
0.509%, 02/08/2016 (P)	35,000	34,994
0.750%, 05/16/2016	150,000	149,273
Schaeffler Finance BV
7.750%, 02/15/2017 (S)	200,000	227,000
8.500%, 02/15/2019 (S)	200,000	225,000
United Airlines, Inc.
6.750%, 09/15/2015 (S)	190,000	195,938
United Technologies Corp.
0.739%, 06/01/2015 (P)	900,000	905,644
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	444,460	485,573
US Airways 2010-1 Class B Pass
Through Trust
8.500%, 04/22/2017	55,877	60,906
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 06/03/2025	24,914	25,288
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 06/03/2021	74,707	79,376
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 11/15/2025	250,000	243,125
US Airways 2013-1 Class B Pass
Through Trust
5.375%, 11/15/2021	75,000	73,875
Xylem, Inc.
3.550%, 09/20/2016	150,000	157,542
4.875%, 10/01/2021	60,000	62,464
		7,649,096
Information Technology - 0.1%
NXP BV
5.750%, 02/15/2021 to 03/15/2023 (S)	475,000	489,500
		489,500
Materials - 0.3%
Ball Corp.
7.375%, 09/01/2019	325,000	351,000
Rexam PLC (6.750% to 06/29/2017, then
3 month EURIBOR + 2.900%)
6.750%, 06/29/2067	480,000	709,861
		1,060,861

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services - 1.7%
American Tower Corp.
3.500%, 01/31/2023	$100,000	$91,032
4.625%, 04/01/2015	70,000	73,215
5.000%, 02/15/2024	165,000	165,951
Crown Castle International Corp.
5.250%, 01/15/2023	150,000	147,000
7.125%, 11/01/2019	150,000	161,625
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (S)	250,000	237,813
7.250%, 04/01/2019 to 10/15/2020	375,000	406,375
7.500%, 04/01/2021	200,000	220,500
8.500%, 11/01/2019	300,000	327,375
Matterhorn Mobile SA
5.396%, 05/15/2019 (P)(S)	100,000	113,222
6.750%, 05/15/2019 (S)	200,000	243,260
SBA Communications Corp.
5.625%, 10/01/2019	100,000	103,000
SBA Telecommunications, Inc.
5.750%, 07/15/2020	125,000	130,000
8.250%, 08/15/2019	49,000	52,553
Sprint Capital Corp.
6.900%, 05/01/2019	25,000	27,313
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	300,000	361,500
11.500%, 11/15/2021	90,000	117,900
Telesat Canada
6.000%, 05/15/2017 (S)	125,000	130,000
UPC Holding BV
9.875%, 04/15/2018 (S)	300,000	321,750
UPCB Finance V, Ltd.
7.250%, 11/15/2021 (S)	150,000	162,750
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)	1,675,000	1,779,688
Verizon Communications, Inc.
0.442%, 03/06/2015 (P)(S)	700,000	698,814
		6,072,636
Utilities - 0.4%
AmeriGas Finance LLC
6.750%, 05/20/2020	25,000	27,313
7.000%, 05/20/2022	125,000	135,625
AmeriGas Partners LP
6.250%, 08/20/2019	25,000	26,875
Calpine Corp.
7.500%, 02/15/2021 (S)	219,000	238,984
CMS Energy Corp.
6.550%, 07/17/2017	170,000	194,745
8.750%, 06/15/2019	80,000	101,137
NSTAR Electric Company
0.479%, 05/17/2016 (P)	300,000	299,585
Suburban Propane Partners LP
7.375%, 08/01/2021	125,000	136,250
7.500%, 10/01/2018	150,000	160,875
Xcel Energy, Inc.
0.750%, 05/09/2016	205,000	203,259
		1,524,648
TOTAL CORPORATE BONDS (Cost $47,062,514)		$47,943,681

CONVERTIBLE BONDS - 0.4%
Industrials - 0.4%
United Airlines, Inc. 4.500%, 01/15/2015	655,000	1,338,656
TOTAL CONVERTIBLE BONDS (Cost $880,462)		$1,338,656

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (M) - 7.8%
Consumer Discretionary - 1.3%
Cequel Communications LLC
3.500%, 02/14/2019	$596,460	$597,392
Charter Communications Operating LLC
3.000%, 07/01/2020	323,375	320,141
3.000%, 01/04/2021	288,898	286,009
Hilton Worldwide Finance LLC
3.750%, 10/26/2020	789,474	794,847
Kasima LLC
3.250%, 05/17/2021	75,000	74,781
Peninsula Gaming LLC
4.250%, 11/20/2017	713,409	716,976
UPC Broadband Holding BV
3.250%, 06/30/2021	1,450,000	1,446,829
Wendy’s International, Inc.
3.250%, 05/15/2019	497,500	497,500
		4,734,475
Consumer Staples - 4.2%
Dunkin’ Brands, Inc.
3.750%, 02/14/2020	9,300,185	9,326,755
HJ Heinz Company
3.500%, 06/05/2020	4,651,625	4,683,321
Pinnacle Foods Finance LLC
3.250%, 04/29/2020	1,244,806	1,242,539
		15,252,615
Energy - 0.1%
Terra-Gen Finance Company LLC
6.500%, 06/22/2017	191,938	191,938
Health Care - 0.1%
DaVita HealthCare Partners, Inc.
4.000%, 11/01/2019	198,000	199,089
HCA, Inc.
2.919%, 03/31/2017	124,688	124,668
		323,757
Telecommunication Services - 2.1%
Crown Castle Operating Company
3.250%, 01/31/2019	2,826,294	2,825,330
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	3,595,968	3,621,816
SBA Senior Finance
3.750%, 06/29/2018	72,212	72,392
Telesat Canada
2.436%, 03/26/2019	497,500	469,614
3.247%, 03/24/2017	144,375	135,405
3.500%, 03/28/2019	702,583	704,485
		7,829,042
TOTAL TERM LOANS (Cost $28,294,480)		$28,331,827

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.7%
U.S. Government Agency - 1.7%
Federal Home Loan Mortgage Corp.
Series 4091, Class TF,
0.617%, 08/15/2042 (P)	$248,499	$250,276
Series 4060, Class FH,
0.667%, 06/15/2042 (P)	826,693	825,250
Series 4062, Class AF,
0.667%, 06/15/2042 (P)	563,902	562,991
Series 4077, Class FD,
0.667%, 07/15/2042 (P)	311,288	310,962

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 4080, Class FA,
0.667%, 07/15/2042 (P)	$307,810	$307,289
Series 4086, Class FT,
0.667%, 07/15/2042 (P)	453,816	452,986
Series 4089, Class FD,
0.667%, 08/15/2042 (P)	200,479	200,156
Federal National Mortgage Association
Series 2012-93, Class FG,
0.565%, 09/25/2042 (P)	486,358	484,175
Series 2012-113, Class GF,
0.565%, 10/25/2042 (P)	403,319	401,134
Series 2012-86, Class FC,
0.615%, 08/25/2042 (P)	473,309	471,846
Series 2012-93, Class FK,
0.615%, 09/25/2042 (P)	529,766	527,938
Series 2012-99, Class FA,
0.615%, 09/25/2042 (P)	140,880	138,929
Series 2012-99, Class FQ,
0.615%, 09/25/2042 (P)	836,200	834,359
Series 2012-87, Class FK,
0.665%, 08/25/2042 (P)	457,661	457,132
		6,225,423
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,255,184)		$6,225,423

ASSET BACKED SECURITIES - 0.6%
Ally Master Owner Trust, Series 2012-3,
Class A1
0.867%, 06/15/2017 (P)	1,540,000	1,546,784
Ford Credit Auto Owner Trust, Series 2012-C,
Class A3
0.580%, 12/15/2016	390,000	390,310
Honda Auto Receivables Owner Trust,
Series 2012-3, Class A3
0.560%, 05/15/2016	380,000	380,490
TOTAL ASSET BACKED SECURITIES (Cost $2,309,979)		$2,317,584

SHORT-TERM INVESTMENTS - 3.3%
Money Market Funds - 3.3%
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	11,866,676	11,866,676
TOTAL SHORT-TERM INVESTMENTS (Cost $11,866,676)		$11,866,676
Total Investments (Capital Appreciation Value Trust)
(Cost $305,216,723) - 99.1%		$361,062,189
Other assets and liabilities, net - 0.9%		3,400,995
TOTAL NET ASSETS - 100.0%		$364,463,184

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Strategy Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 0.0%
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Urbi Desarrollos Urbanos SAB de CV (I)	6,600	$794
		794
Consumer Staples - 0.0%
Food Products - 0.0%
Chaoda Modern Agriculture Holdings, Ltd. (I)	28,480	3,274
		3,274
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Overseas Shipholding Group, Inc. (I)	400	3,060
		3,060
Financials - 0.0%
Commercial Banks - 0.0%
Irish Bank Resolution Corp., Ltd. (I)	3,621	0
Diversified Financial Services - 0.0%
SNS REAAL NV (I)	1,920	0
		0
Health Care - 0.0%
Health Care Providers & Services - 0.0%
MedCath Corp. (I)	500	686
		686
Industrials - 0.0%
Airlines - 0.0%
Virgin Australia
Holdings, Ltd. (U.S. Exchange) (I)	16,061	72
Professional Services - 0.0%
Huron Consulting Group, Inc. (I)	5	314
		386
Materials - 0.0%
Metals & Mining - 0.0%
China Metal Recycling Holdings, Ltd. (I)	7,800	0
Kagara, Ltd. (I)	15,000	1,608
Timminco, Ltd. (I)	300	1
Paper & Forest Products - 0.0%
Gunns, Ltd. (I)	11,709	0
		1,609
TOTAL COMMON STOCKS (Cost $137,457)		$9,809

INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Bond Trust, Series NAV (John Hancock) (A)(1)	90,081,713	1,197,185,965
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	171,035,294	2,881,944,697
TOTAL INVESTMENT COMPANIES (Cost $3,933,497,718)		$4,079,130,662
Total Investments (Core Strategy Trust)
(Cost $3,933,635,175) - 100.0%		$4,079,140,471
Other assets and liabilities, net - 0.0%		368,535
TOTAL NET ASSETS - 100.0%		$4,079,509,006

Emerging Markets Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.9%
Australia - 0.0%
MMG, Ltd. (I)(L)	908,000	$192,677
Brazil - 7.2%
Banco Alfa de Investimento SA	35,100	98,341
Banco Santander Brasil SA, ADR (I)(L)	1,309,081	7,985,386
Bematech SA	98,850	383,474
BHG SA - Brazil Hospitality Group (I)	12,100	70,579
BrasilAgro - Companhia Brasileira de
Propriedades Agricolas	12,800	51,115
Brookfield Incorporacoes SA (I)	606,694	293,817
Cia Providencia Industria e Comercio SA	52,100	174,633
CR2 Empreendimentos Imobiliarios SA (I)	9,300	15,014
Even Construtora e Incorporadora SA	261,400	899,796
Fertilizantes Heringer SA (I)	15,250	45,179
Fibria Celulose SA (I)	94,998	1,112,602
Fibria Celulose SA, ADR (I)(L)	311,742	3,641,147
Forjas Taurus SA	7,434	7,881
Gafisa SA	393,561	590,282
Gafisa SA, ADR (L)	151,219	473,315
Gerdau SA	169,029	1,080,402
Gerdau SA, ADR (L)	934,098	7,323,328
Industrias Romi SA (I)	111,700	282,138
JBS SA	1,268,123	4,723,263
Log-in Logistica Intermodal SA (I)	96,000	332,798
Magnesita Refratarios SA	353,056	884,899
Marfrig Alimentos SA (I)	248,213	422,125
MMX Mineracao e Metalicos SA (I)	272,600	80,943
MRV Engenharia e Participacoes SA	96,000	341,226
Paranapanema SA (I)	511,050	1,128,619
PDG Realty SA Empreendimentos
e Participacoes (I)	1,292,389	985,526
Petroleo Brasileiro SA	788,718	5,357,962
Petroleo Brasileiro SA, ADR (L)	935,108	12,885,788
Petroleo Brasileiro SA, ADR, Class A (L)	1,293,396	18,999,987
Plascar Participacoes Industriais SA (I)	4,800	948
Positivo Informatica SA	102,700	124,957
Profarma Distribuidora de
Produtos Farmaceuticos SA	20,000	157,599
Rodobens Negocios Imobiliarios SA	63,500	351,219
Rossi Residencial SA (I)	319,326	276,661
Sao Carlos Empreendimentos
e Participacoes SA	8,705	137,483
Sao Martinho SA	17,492	212,693
SLC Agricola SA	52,278	451,263
Springs Global Participacoes SA (I)	185,253	139,187
Tecnisa SA (I)	48,022	182,077
Tereos Internacional SA	56,400	59,412
TPI - Triunfo Participacoes e Investimentos SA	31,510	126,355
Trisul SA	56,446	93,109
Usinas Siderurgicas de Minas Gerais SA (I)	319,300	1,681,793
Vale SA	222,200	3,360,518
Vanguarda Agro SA (I)	170,452	249,533
Viver Incorporadora e Construtora SA (I)	163,675	17,543
		78,293,915
Chile - 1.6%
Cementos BIO BIO SA	50,384	53,125
Cencosud SA	6,649	23,943
Cencosud SA, ADR	1,000	10,890
Cia General de Electricidad SA	58,481	316,382
Cia Sud Americana de Vapores SA (I)	2,902,464	152,867
Cristalerias de Chile SA	66,213	541,773
Empresas CMPC SA	1,859,023	4,527,276
Empresas COPEC SA	2,369	31,652

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chile (continued)
Empresas Hites SA	46,731 $	33,503
Empresas Iansa SA	1,776,092	59,243
Empresas La Polar SA (I)	137,543	18,143
Enersis SA, ADR (L)	559,081	8,380,624
Gasco SA	121,988	1,264,593
Inversiones Aguas Metropolitanas SA	215,464	365,505
Invexans SA	10,353,871	194,168
Latam Airlines Group SA	9,761	153,446
Latam Airlines Group SA, ADR	1,395	22,752
Madeco SA (I)	10,353,871	75,709
Masisa SA	5,383,654	353,771
PAZ Corp., SA	82,431	47,071
Ripley Corp. SA	552,472	398,828
Salfacorp SA	70,926	67,581
Sociedad Matriz SAAM SA	1,470,144	133,131
Socovesa SA	315,706	76,679
Vina Concha y Toro SA	47,974	89,512
Vina San Pedro Tarapaca SA	19,029,176	112,062
		17,504,229
China - 10.7%
Agile Property Holdings, Ltd.	770,000	827,973
Agricultural Bank of China, Ltd., H Shares	11,169,000	5,509,598
Air China, Ltd., H Shares	652,000	489,067
Aluminum Corp. of China, Ltd.,
H Shares (I)(L)	1,654,000	575,059
Angang Steel Company, Ltd., H Shares (I)(L)	1,318,000	983,092
Anhui Tianda Oil Pipe Company, Ltd.,
H Shares	135,000	21,835
Asia Cement China Holdings Corp.	265,500	167,783
AVIC International Holdings, Ltd. (I)	152,000	61,896
Bank of China, Ltd., H Shares	64,081,694	29,581,615
Bank of Communications Company, Ltd.,
H Shares	7,526,876	5,316,728
Baoye Group Company, Ltd., H Shares	376,000	248,947
BBMG Corp., H Shares	550,000	479,974
Beijing Capital International Airport
Company, Ltd., H Shares	2,308,000	1,817,720
Beijing Capital Land, Ltd., H Shares	1,272,000	433,791
Beijing Jingkelong Company, Ltd., H Shares	38,000	13,868
Beijing North Star Company, H Shares	866,000	195,830
BYD Electronic International Company, Ltd. (I)	947,500	552,872
Central China Real Estate, Ltd.	531,732	165,126
Chaowei Power Holdings, Ltd.	94,000	49,641
China Aoyuan Property Group, Ltd.	1,387,000	291,973
China Automation Group, Ltd.	388,000	88,358
China CITIC Bank Corp., Ltd., H Shares	6,750,775	3,667,158
China Coal Energy Company, Ltd.,
H Shares (L)	3,748,000	2,113,340
China Communications Construction
Company, Ltd., H Shares	4,413,555	3,571,368
China Communications Services Corp., Ltd.,
H Shares	343,200	212,819
China Construction Bank Corp., H Shares	500,000	378,556
China Dongxiang Group Company	2,254,000	384,737
China Huiyuan Juice Group, Ltd. (I)	1,032,500	665,480
China ITS Holdings Company, Ltd. (L)	528,000	126,380
China National Building Material
Company, Ltd., H Shares (L)	2,110,000	2,285,537
China National Materials Company, Ltd.,
H Shares	832,000	179,662
China Petroleum & Chemical Corp., ADR (L)	190,927	15,688,472
China Petroleum & Chemical Corp.,
H Shares (L)	5,417,670	4,445,339

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
China Qinfa Group, Ltd.	424,000	$36,174
China Railway Construction Corp., H Shares	1,993,165	1,989,785
China Railway Group, Ltd., H Shares	1,389,000	720,975
China Rare Earth Holdings, Ltd. (I)(L)	1,000,000	139,575
China Rongsheng Heavy Industry
Group Company, Ltd. (I)(L)	2,016,000	315,371
China SCE Property Holdings, Ltd.	166,200	39,730
China Shanshui Cement Group, Ltd.	1,166,000	502,475
China Shipping Container Lines Company, Ltd.,
H Shares (I)(L)	4,448,150	1,163,421
China Shipping Development Company, Ltd.,
H Shares (I)(L)	920,000	714,417
China Southern Airlines Company, Ltd.,
H Shares	1,320,000	517,113
China Taifeng Beddings Holdings Ltd.	204,000	47,002
China Tontine Wines Group, Ltd. (I)	248,000	12,816
China Yurun Food Group, Ltd. (I)(L)	905,000	581,344
China Zhongwang Holdings, Ltd. (I)(L)	876,000	271,543
Chongqing Iron & Steel Company, Ltd.,
H Shares (I)	286,000	45,143
Chongqing Machinery & Electric
Company, Ltd., H Shares	486,000	62,225
Chu Kong Petroleum & Natural Gas Steel
Pipe Holdings, Ltd.	312,000	109,633
Comtec Solar Systems Group, Ltd. (I)	314,000	59,037
Dalian Port PDA Company, Ltd., H Shares	586,000	149,967
Dongyue Group	310,000	123,061
Evergrande Real Estate Group, Ltd. (L)	4,357,000	1,663,520
Evergreen International Holdings, Ltd.	122,000	22,871
Fantasia Holdings Group Company, Ltd.	763,500	132,272
Fosun International, Ltd. (L)	2,296,500	2,280,341
Fufeng Group, Ltd.	349,200	143,179
GOME Electrical Appliances Holdings, Ltd. (L)	8,845,000	1,635,488
Great Wall Technology Company, Ltd.,
H Shares (I)	324,942	125,590
Greenland Hong Kong Holdings, Ltd.	353,625	172,296
Guangshen Railway Company, Ltd., ADR	35,688	824,393
Guangzhou Automobile Group Company, Ltd.,
H Shares	1,118,415	1,225,964
Guangzhou R&F Properties Company, Ltd.,
H Shares	424,800	623,195
Hainan Meilan International Airport
Company, Ltd., H Shares	201,000	199,511
Harbin Electric Company, Ltd., H Shares	888,000	576,289
Hidili Industry
International Development, Ltd. (I)(L)	1,278,000	196,962
Jiangxi Copper Company, Ltd., H Shares	59,000	106,801
Jingwei Textile Machinery Company, Ltd.,
H Shares (I)	16,000	12,545
Kaisa Group Holdings, Ltd. (I)	1,211,000	396,768
Leoch International Technology Ltd. (I)	102,000	11,209
Lianhua Supermarket Holdings Company, Ltd.,
H Shares	203,000	157,459
Lingbao Gold Company, Ltd., H Shares	140,000	24,425
Lonking Holdings, Ltd. (I)	1,104,000	217,017
Maanshan Iron & Steel Company, Ltd.,
H Shares (I)(L)	1,866,000	507,189
Maoye International Holdings, Ltd.	840,000	150,971
Metallurgical Corp. of China, Ltd.,
H Shares (I)(L)	1,936,000	357,640
O-Net Communications Group, Ltd.	244,000	61,561
Peak Sport Products Company, Ltd. (L)	570,000	139,198
Powerlong Real Estate Holdings, Ltd.	627,000	134,688

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
Qunxing Paper Holdings Company, Ltd.	634,371	$168,854
Renhe Commercial
Holdings Company, Ltd. (I)(L)	4,204,000	268,921
Sany Heavy Equipment International
Holdings Company, Ltd.	164,000	51,579
Semiconductor Manufacturing
International Corp., ADR (I)	140,377	547,470
Semiconductor
Manufacturing International Corp. (I)(L)	15,570,000	1,230,759
Shandong Chenming Paper Holdings, Ltd.,
H Shares	335,500	146,919
Shanghai Jin Jiang International Hotels Group
Company, Ltd., H Shares	848,000	290,380
Shanghai Prime Machinery Company, Ltd.,
H Shares	962,000	131,692
Shengli Oil & Gas Pipe Holdings, Ltd.	268,500	18,702
Shui On Land, Ltd.	4,182,961	1,286,183
Sijia Group Company (I)	93,000	16,431
Sino-Ocean Land Holdings, Ltd.	4,277,937	2,804,145
Sinotrans, Ltd., H Shares	2,019,000	764,047
Sinotruk Hong Kong, Ltd.	836,500	471,274
SOHO China, Ltd.	2,544,000	2,183,163
Tiangong International Company, Ltd.	260,000	75,350
Tonly Electronics Holdings, Ltd. (I)	7,520	5,720
Travelsky Technology, Ltd., H Shares	852,500	839,726
Weiqiao Textile Company, H Shares (L)	603,000	370,470
West China Cement, Ltd.	524,000	77,919
Winsway Coking Coal Holdings, Ltd. (I)	1,112,000	70,557
Xiamen International Port Company, Ltd.,
H Shares	1,372,000	200,387
Xiangyu Dredging Holdings, Ltd. (I)	152,000	49,271
Xingda International Holdings, Ltd.	607,000	364,006
Xinhua Winshare Publishing and Media
Company, Ltd., H Shares	641,000	353,232
Xinjiang Xinxin Mining Industry
Company, Ltd., H Shares (I)	903,000	135,525
Yantai North Andre Juice Company, H Shares	15,000	3,560
Yanzhou Coal Mining Company, Ltd.,
H Shares (L)	1,040,000	956,473
Yuanda China Holdings, Ltd.	830,000	72,986
Yuzhou Properties Company	325,080	81,009
Zhejiang Glass Company, Ltd., H Shares (I)	162,000	0
Zhong An Real Estate, Ltd. (I)(L)	801,600	148,973
Zoomlion Heavy Industry Science and
Technology Company, Ltd., H Shares (L)	844,000	793,109
		116,270,535
Colombia - 0.2%
Cementos Argos SA	59,617	302,718
Grupo Argos SA	1,500	15,109
Grupo de Inversiones Suramericana SA	79,449	1,387,270
Grupo Nutresa SA	23,795	325,979
		2,031,076
Czech Republic - 0.3%
CEZ AS	18,052	470,877
Pegas Nonwovens SA	17,059	509,048
Unipetrol AS (I)	204,985	1,732,843
		2,712,768
Hong Kong - 4.5%
361 Degrees International, Ltd. (L)	523,000	138,394
AMVIG Holdings, Ltd.	494,000	235,338
Asian Citrus Holdings, Ltd.	499,000	137,175

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
AVIC International Holding
Hong Kong, Ltd. (I)	1,840,152	$82,085
C C Land Holdings, Ltd.	822,084	208,466
Carnival Group International Holdings, Ltd. (I)	201,000	6,410
Carrianna Group Holdings Company, Ltd.	182,675	39,688
Chaoda Modern
Agriculture Holdings, Ltd. (I)(L)	3,056,474	351,494
Chigo Holding, Ltd. (I)	2,796,000	66,168
China Aerospace International Holdings, Ltd.	1,971,200	221,902
China Agri-Industries Holdings, Ltd.	1,769,300	879,729
China Chengtong Development Group, Ltd. (I)	526,000	20,384
China Energine International Holdings, Ltd. (I)	857,853	77,736
China Everbright, Ltd.	998,000	1,585,909
China Fiber Optic Network System Group, Ltd.	334,000	66,462
China Glass Holdings, Ltd. (I)	238,000	27,088
China Green Holdings, Ltd. (I)	422,627	42,645
China Haidian Holdings, Ltd. (I)	1,124,000	110,415
China High Precision
Automation Group, Ltd. (I)	18,000	2,878
China High Speed Transmission Equipment
Group Company, Ltd. (I)(L)	938,000	510,968
China Lumena New Materials Corp. (L)	2,036,000	400,165
China New Town
Development Company, Ltd. (I)	1,505,165	132,387
China Nickel Resources
Holding Company, Ltd. (I)	518,000	25,463
China Ocean Resources Company, Ltd. (I)	8,670	34,882
China Precious Metal Resources
Holdings Company, Ltd. (I)(L)	500,000	76,757
China Properties Group, Ltd. (I)	724,000	185,064
China Resources Cement Holdings, Ltd.	2,567	1,730
China South City Holdings, Ltd.	956,000	271,155
China Starch Holdings, Ltd.	1,415,000	40,243
China Tianyi Holdings, Ltd.	248,000	37,497
China Travel International Investment
Hong Kong, Ltd.	4,134,000	870,583
China Unicom Hong Kong, Ltd.	4,504,000	6,758,199
China Unicom Hong Kong, Ltd., ADR (L)	214,448	3,229,587
China Vanadium Titano - Magnetite
Mining Company, Ltd. (I)	548,000	75,696
China WindPower Group, Ltd. (I)	2,290,000	183,771
CITIC Pacific, Ltd.	1,524,000	2,337,105
CITIC Resources Holdings, Ltd. (I)	3,528,000	469,874
Clear Media, Ltd.	52,000	44,577
Coastal Greenland, Ltd. (I)	520,000	23,925
Comba Telecom Systems Holdings, Ltd. (I)(L)	458,000	158,733
Cosco International Holdings, Ltd.	925,625	394,664
COSCO Pacific, Ltd.	1,661,806	2,287,300
DaChan Food Asia, Ltd. (I)	612,000	72,628
Dynasty Fine Wines Group, Ltd. (I)	330,000	61,282
EVA Precision Industrial Holdings, Ltd.	366,000	51,589
Franshion Properties China, Ltd.	3,012,000	1,044,228
Global Bio-Chem Technology
Group Company, Ltd. (I)	2,520,000	195,534
Global Sweeteners Holdings, Ltd. (I)	148,000	8,811
Glorious Property Holdings, Ltd. (I)(L)	2,284,000	493,298
Golden Meditech Holdings, Ltd.	1,276,380	115,482
Goldlion Holdings, Ltd.	261,000	125,648
Heng Tai Consumables Group, Ltd. (I)	3,363,862	76,844
HKC Holdings, Ltd. (I)	4,298,149	144,443
Hopson Development Holdings, Ltd. (I)	850,000	1,030,508
Huscoke Resources Holdings, Ltd. (I)	1,350,000	13,403
Hutchison Harbour Ring, Ltd.	732,000	58,544

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Inspur International Ltd.	488,000	$97,821
Ju Teng International Holdings, Ltd.	778,000	514,706
Kai Yuan Holdings, Ltd. (I)	2,980,000	77,167
Kingboard Chemical Holdings, Ltd.	756,630	1,975,451
Kingboard Laminates Holdings, Ltd.	244,500	104,004
KWG Property Holding, Ltd.	1,117,013	624,037
Lai Fung Holdings, Ltd.	8,970,000	225,896
Loudong General Nice Resources
China Holdings, Ltd. (I)	590,400	38,902
MIE Holdings Corp.	514,000	108,947
MIN XIN Holdings, Ltd.	116,000	62,906
Mingyuan Medicare
Development Company, Ltd. (I)	1,300,000	27,051
Minmetals Land, Ltd.	798,000	106,427
Nan Hai Corp., Ltd. (I)	27,150,000	235,010
New World China Land, Ltd.	2,335,200	1,133,018
New World Department Store China, Ltd.	175,000	98,474
Nine Dragons Paper Holdings, Ltd.	1,201,000	1,049,049
PetroAsian Energy Holdings, Ltd. (I)	600,000	11,378
Poly Property Group Company, Ltd.	1,500,453	802,182
Pou Sheng International Holdings, Ltd. (I)	503,000	26,015
Prosperity International Holdings HK, Ltd. (I)	1,320,000	49,393
Qingling Motors Company, Ltd., H Shares	1,054,000	307,636
Real Nutriceutical Group, Ltd. (L)	529,000	136,765
Regent Manner International Holdings, Ltd.	360,000	62,797
REXLot Holdings, Ltd. (L)	5,014,231	680,038
Rotam Global Agrosciences, Ltd.	7,000	15,533
Royale Furniture Holdings, Ltd	207,750	9,128
Samson Holding, Ltd.	529,548	72,514
Shanghai Industrial Holdings, Ltd.	620,000	2,276,383
Shanghai Industrial Urban
Development Group, Ltd. (I)(L)	775,000	192,410
Shanghai Zendai Property, Ltd. (I)	2,530,000	47,178
Shenzhen International Holdings, Ltd.	10,691,838	1,341,881
Shenzhen Investment, Ltd.	2,574,142	973,226
Shimao Property Holdings, Ltd.	540,500	1,241,775
Shougang Concord International
Enterprises Company, Ltd. (I)(L)	4,306,000	250,614
Shougang Fushan Resources Group, Ltd. (L)	2,306,000	807,790
Silver Grant International, Ltd.	1,072,000	152,324
SIM Technology Group, Ltd. (I)	975,000	41,653
Sino Oil And Gas Holdings, Ltd. (I)(L)	6,490,000	209,517
Sinofert Holdings, Ltd. (L)	2,924,000	476,342
Sinolink Worldwide Holdings, Ltd. (I)	2,292,000	216,442
Sinotrans Shipping, Ltd.	842,000	307,713
Skyworth Digital Holdings, Ltd.	1,304,000	719,117
SMI Corp., Ltd. (I)	1,280,000	33,062
Solargiga Energy Holdings, Ltd. (I)	354,000	17,614
SRE Group, Ltd. (I)	3,206,857	109,777
Superb Summit International Group, Ltd. (I)	215,000	9,164
TCC International Holdings, Ltd.	696,000	341,870
TCL Multimedia Technology Holdings, Ltd.	351,200	163,485
Tian An China Investment, Ltd.	741,000	614,416
Tianjin Port Development Holdings, Ltd.	744,000	127,957
Tianneng Power International, Ltd.	452,000	166,458
Tomson Group, Ltd.	386,807	114,916
TPV Technology, Ltd.	583,684	120,684
Truly International Holdings, Ltd. (L)	611,000	329,840
VODone, Ltd. (I)	1,977,400	268,344
XTEP International Holdings	47,000	24,296
Yanchang Petroleum International, Ltd. (I)	2,560,000	147,323
Yuexiu Property Company, Ltd.	7,105,250	1,755,752
		48,594,501

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hungary - 0.5%
Danubius Hotel and Spa PLC (I)	6,805	$161,146
OTP Bank PLC	282,692	5,370,933
		5,532,079
India - 7.0%
Aarti Industries, Ltd.	51,087	81,801
Aban Offshore, Ltd.	15,263	96,133
ABG Shipyard, Ltd. (I)	8,406	37,107
Adani Enterprises, Ltd.	164,157	697,671
Aditya Birla Nuvo, Ltd.	55,261	1,109,242
Alembic Pharmaceuticals, Ltd.	9,768	33,389
Allahabad Bank	186,565	288,496
Alok Industries, Ltd.	568,576	77,817
Amtek Auto, Ltd.	146,074	176,221
Amtek India, Ltd.	10,552	10,996
Anant Raj , Ltd. (I)	54,720	55,305
Andhra Bank	198,888	202,155
Apollo Tyres, Ltd.	226,563	392,273
Arvind, Ltd.	109,711	243,727
Ashok Leyland, Ltd.	1,096,572	306,249
Atul, Ltd.	584	4,287
Aurobindo Pharma, Ltd.	89,300	566,938
Bajaj Finance, Ltd.	14,961	382,733
Bajaj Finserv, Ltd.	2,903	34,807
Bajaj Hindusthan, Ltd.	344,964	79,084
Bajaj Holdings and Investment, Ltd.	49,562	712,381
Ballarpur Industries, Ltd.	403,880	86,182
Balmer Lawrie & Company, Ltd.	8,925	46,134
Balrampur Chini Mills, Ltd.	206,266	153,553
Bank of Baroda	88,490	925,744
Bank of India	114,231	442,696
Bank of Maharashtra	152,501	88,922
BEML, Ltd.	14,453	55,004
BGR Energy Systems, Ltd.	7,989	16,229
Bharat Heavy Electricals, Ltd.	261,662	747,206
Bhushan Steel, Ltd.	46,011	357,796
Birla Corp., Ltd.	41,435	167,729
Bombay Burmah Trading Company	15,000	27,998
Bombay Dyeing &
Manufacturing Company, Ltd.	25,940	31,814
Bombay Rayon Fashions, Ltd. (I)	7,468	22,569
Cairn India, Ltd.	631,653	3,303,357
Canara Bank	98,171	449,951
Capital First, Ltd.	4,573	11,092
Central Bank of India	54,446	45,193
Century Textiles & Industries, Ltd.	34,929	176,743
Chambal Fertilizers & Chemicals, Ltd.	88,262	57,380
City Union Bank, Ltd.	203,343	177,835
Claris Lifesciences, Ltd.	4,155	12,974
Corporation Bank	11,690	49,468
Cox & Kings, Ltd.	15,845	29,470
Crompton Greaves, Ltd.	11,838	24,651
Dalmia Bharat Enterprises, Ltd.	12,925	35,138
DB Realty, Ltd. (I)	35,138	33,776
DCM Shriram Consolidated	39,804	35,672
Deepak Fertilizers & Petrochemicals Corp., Ltd.	28,839	48,486
Dena Bank	27,208	26,812
Development Credit Bank, Ltd. (I)	121,079	106,833
DLF, Ltd.	430,090	1,160,318
Dredging Corp. of India, Ltd.	1,365	6,223
Edelweiss Financial Services, Ltd.	304,550	140,966
Educomp Solutions, Ltd. (I)	10,106	4,621
EID Parry India, Ltd.	80,296	183,255
EIH, Ltd.	14,338	14,517

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Elder Pharmaceuticals, Ltd. (I)	7,799	$29,162
Electrosteel Castings, Ltd.	89,970	21,752
Era Infra Engineering, Ltd. (I)	36,627	9,175
Escorts, Ltd.	44,637	98,957
Ess Dee Aluminium, Ltd.	1,077	9,527
Essar Oil, Ltd. (I)	114,325	100,437
Essar Ports, Ltd.	16,178	16,284
Essel Propack, Ltd.	37,352	32,646
Federal Bank, Ltd.	817,670	1,125,872
Finolex Cables, Ltd.	54,200	72,616
Finolex Industries, Ltd.	46,584	126,441
Firstsource Solutions, Ltd. (I)	72,280	25,725
Fortis Healthcare, Ltd. (I)	83,364	138,569
GAIL India, Ltd.	87,619	486,799
Gammon India, Ltd. (I)	85,633	19,387
Gateway Distriparks, Ltd.	10,919	24,716
Gitanjali Gems, Ltd. (I)	43,160	50,064
Graphite India, Ltd.	75,117	97,199
Grasim Industries, Ltd.	28,107	1,299,315
GTL Infrastructure, Ltd. (I)	100,276	3,169
Gujarat Alkalies & Chemicals, Ltd.	24,028	62,242
Gujarat Fluorochemicals, Ltd.	9,544	36,553
Gujarat Narmada Valley
Fertilizers Company, Ltd.	66,143	81,809
Gujarat NRE Coke, Ltd. (I)	166,598	28,464
Gujarat State Fertilisers & Chemicals, Ltd.	105,690	92,349
Gujarat State Petronet, Ltd.	109,920	108,774
HBL Power Systems, Ltd.	5,099	1,074
HCL Infosystems, Ltd. (I)	126,394	42,982
HEG, Ltd.	12,877	41,464
HeidelbergCement India, Ltd. (I)	4,823	2,931
Hexa Tradex, Ltd. (I)	32,971	12,716
Hexaware Technologies, Ltd.	12,380	26,391
Hindalco Industries, Ltd.	1,340,282	2,661,101
Hinduja Ventures, Ltd.	5,620	27,841
Hindustan Construction Company, Ltd. (I)	223,609	54,177
Hotel Leela Venture, Ltd. (I)	112,448	31,572
Housing Development & Infrastructure, Ltd. (I)	220,761	190,705
HSIL, Ltd.	5,997	10,106
ICICI Bank, Ltd.	167,495	2,992,574
IDBI Bank, Ltd.	267,194	287,821
IDFC, Ltd.	119,156	212,340
IFCI, Ltd.	181,420	75,867
India Cements, Ltd.	258,302	251,399
India Infoline, Ltd.	213,160	215,092
Indiabulls Housing Finance, Ltd. (I)	240,661	927,540
Indiabulls Infrastructure and Power, Ltd. (I)	930,247	53,517
Indiabulls Real Estate, Ltd.	315,338	352,699
Indian Bank	70,234	131,619
Indian Hotels Company, Ltd.	245,811	244,391
Indian Overseas Bank	234,477	196,370
ING Vysya Bank, Ltd.	16,192	157,308
Ingersoll-Rand India, Ltd.	14,510	97,868
Jai Corp., Ltd.	22,618	27,198
Jain Irrigation Systems, Ltd.	97,440	114,128
Jaiprakash Associates, Ltd.	796,755	703,862
Jammu & Kashmir Bank, Ltd.	41,976	978,929
Jaypee Infratech, Ltd.	65,960	24,695
JB Chemicals & Pharmaceuticals, Ltd.	20,800	43,549
JBF Industries, Ltd.	33,505	44,851
Jindal Poly Investments and
Finance Company, Ltd. (I)	314	335
Jindal Saw, Ltd.	164,858	131,485

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Jindal Stainless, Ltd. (I)	44,529	$27,225
Jindal Steel & Power, Ltd.	116,526	492,547
JK Cement, Ltd.	5,431	16,820
JK Lakshmi Cement, Ltd.	7,421	9,544
JM Financial, Ltd.	124,021	58,303
JSW Energy, Ltd.	408,574	373,944
JSW Steel, Ltd.	122,212	2,011,627
Jubilant Life Sciences, Ltd.	53,395	117,477
Kalpataru Power Transmission, Ltd.	20,383	29,496
Karnataka Bank, Ltd.	180,381	325,007
Karur Vysya Bank, Ltd.	30,968	173,829
Kesoram Industries, Ltd.	64,015	81,214
Lakshmi Vilas Bank, Ltd.	30,751	35,010
Mahanagar Telephone Nigam, Ltd. (I)	79,277	18,737
Maharashtra Seamless, Ltd.	38,253	101,655
Mahindra Lifespace Developers, Ltd.	10,600	67,890
Manaksia, Ltd.	3,292	3,680
McLeod Russel India, Ltd.	48,101	249,070
Mercator, Ltd. (I)	150,335	48,022
MOIL, Ltd.	3,305	12,892
Monnet Ispat & Energy, Ltd.	29,947	72,380
Mphasis, Ltd.	2,277	16,128
MRF, Ltd.	920	288,247
Nagarjuna Fertilizers & Chemicals, Ltd. (I)	138,250	23,671
Nagarjuna Oil Refinery, Ltd. (I)	125,682	8,037
National Aluminium Company, Ltd.	108,688	66,876
Nava Bharat Ventures, Ltd.	1,614	4,440
NCC, Ltd.	263,914	142,362
NIIT Technologies, Ltd.	22,936	133,676
NIIT, Ltd.	19,897	8,870
Noida Toll Bridge Company, Ltd.	62,165	21,497
OMAXE, Ltd.	62,405	127,721
Orchid Chemicals & Pharmaceuticals, Ltd. (I)	3,273	3,483
Orient Cement, Ltd.	58,165	36,945
Orient Paper & Industries, Ltd.	58,165	11,773
Oriental Bank of Commerce	101,465	376,612
Panacea Biotec, Ltd. (I)	12,287	20,858
Parsvnath Developers, Ltd. (I)	76,316	32,381
Peninsula Land, Ltd.	39,087	25,171
Persistent Systems, Ltd.	2,387	37,961
Piramal Enterprises, Ltd.	52,252	462,561
Plethico Pharmaceuticals, Ltd. (I)	7,219	5,242
Polaris Financial Technology, Ltd.	26,963	59,157
Polyplex Corp., Ltd.	3,400	8,480
Prime Focus Ltd. (I)	46,896	22,016
PTC India Financial Services, Ltd.	29,410	6,546
PTC India, Ltd.	233,522	249,887
Punj Lloyd, Ltd. (I)	165,098	77,054
Raymond, Ltd.	30,886	140,321
REI Agro, Ltd.	214,503	23,089
Reliance Capital, Ltd.	94,899	555,598
Reliance Communications, Ltd.	685,263	1,444,551
Reliance Industries, Ltd.	666,535	9,648,476
Reliance Industries, Ltd., GDR (S)	349,881	10,182,338
Reliance Power, Ltd. (I)	588,041	695,971
Rolta India, Ltd.	133,332	145,089
Ruchi Soya Industries, Ltd.	125,412	77,838
Rural Electrification Corp., Ltd.	140,240	500,380
Sesa Sterlite, Ltd.	315,155	1,031,876
Sesa Sterlite, Ltd., ADR	226,423	2,979,727
Shipping Corp. of India, Ltd. (I)	104,070	71,721
Shree Renuka Sugars, Ltd.	220,608	71,512
Sintex Industries, Ltd.	97,140	53,394

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Sobha Developers, Ltd.	40,327	$203,455
South Indian Bank, Ltd.	1,171,770	385,107
SREI Infrastructure Finance, Ltd.	247,892	95,147
SRF, Ltd.	24,910	89,624
State Bank of Bikaner & Jaipur	899	4,620
State Bank of India	78,651	2,244,615
State Bank of India, GDR	435	24,967
Steel Authority of India, Ltd.	399,740	468,985
Sterling Biotech, Ltd. (I)	34,756	4,813
Sterlite Technologies, Ltd.	72,209	28,770
Strides Arcolab, Ltd.	7,164	41,645
Sundaram Finance, Ltd.	1,300	13,010
Suzlon Energy, Ltd. (I)	761,267	127,544
Syndicate Bank	206,951	317,471
Tata Chemicals, Ltd.	96,921	430,024
Tata Communications, Ltd.	50,645	253,018
Tata Global Beverages, Ltd.	467,750	1,212,199
Tata Investment Corp., Ltd.	6,673	43,993
Tata Steel, Ltd.	344,558	2,361,730
Tata Steel, Ltd., GDR	743	5,127
The Great Eastern Shipping Company, Ltd.	84,512	437,133
The Ramco Cements, Ltd.	36,000	111,704
Time Technoplast, Ltd.	4,194	2,641
Tube Investments of India, Ltd.	369	937
Tulip Telecom, Ltd. (I)	28,364	2,802
TV18 Broadcast, Ltd. (I)	248,227	95,724
UCO Bank	85,194	104,410
Uflex, Ltd.	10,885	14,451
Union Bank of India, Ltd.	169,587	359,355
Unitech, Ltd. (I)	1,276,814	315,221
UPL, Ltd.	227,990	729,722
Usha Martin, Ltd.	154,885	75,276
Uttam Galva Steels, Ltd. (I)	13,863	15,883
Vardhman Special Steels, Ltd. (I)	1,620	387
Vardhman Textiles, Ltd.	8,101	49,418
Videocon Industries, Ltd.	105,664	294,264
Vijaya Bank	83,311	53,200
Voltas, Ltd.	31,368	58,957
Welspun Corp, Ltd.	55,523	56,599
Zuari Agro Chemicals, Ltd.	9,200	21,109
Zuari Global, Ltd.	9,200	10,900
		75,851,478
Indonesia - 2.2%
Adaro Energy Tbk PT	7,137,500	641,273
Adhi Karya Persero Tbk PT	504,000	62,723
Agis Tbk PT (I)	1,846,000	83,487
Aneka Tambang Persero Tbk PT	5,527,500	495,563
Asahimas Flat Glass Tbk PT	65,500	37,684
Bakrie & Brothers Tbk PT (I)	121,836,489	430,482
Bakrie Sumatera Plantations Tbk PT (I)	17,546,000	72,108
Bakrie Telecom Tbk PT (I)	24,850,000	102,220
Bakrieland Development Tbk PT (I)	41,455,500	170,445
Bank Bukopin Tbk PT	4,493,500	229,156
Bank Danamon Indonesia Tbk PT	4,507,294	1,400,645
Bank Mandiri Persero Tbk PT	3,829,320	2,478,378
Bank Negara Indonesia Persero Tbk PT	11,492,881	3,743,512
Bank Pan Indonesia Tbk PT (I)	4,924,397	267,523
Bank Pembangunan Daerah Jawa Barat Dan
Banten Tbk PT	2,121,500	155,455
Bank Tabungan Negara Persero Tbk PT	3,842,861	275,210
Barito Pacific Tbk PT (I)	1,893,500	63,872
Benakat Petroleum Energy Tbk PT (I)	5,190,500	47,484
Berau Coal Energy Tbk PT (I)	2,215,500	33,960

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Berlian Laju Tanker Tbk PT (I)	16,708,166	$0
BISI International PT	1,105,000	50,979
Borneo Lumbung Energi & Metal Tbk PT (I)	239,000	3,416
Budi Starch & Sweetener Tbk PT (I)	1,493,000	13,386
Central Proteinaprima Tbk PT (I)	16,930,000	69,549
Ciputra Development Tbk PT	15,325,500	946,392
Ciputra Property Tbk PT	213,500	10,884
Ciputra Surya Tbk PT	896,000	96,629
Clipan Finance Indonesia Tbk PT	1,045,000	34,273
Darma Henwa Tbk PT (I)	21,675,000	89,051
Davomas Abadi Tbk PT (I)	2,465,000	10,127
Delta Dunia Makmur Tbk PT (I)	2,282,500	17,263
Elnusa Tbk PT	2,000,000	54,314
Energi Mega Persada Tbk PT (I)	39,318,681	226,744
Erajaya Swasembada Tbk Pt (I)	406,000	33,463
Exploitasi Energi Indonesia Tbk PT (I)	1,289,000	33,415
Gajah Tunggal Tbk PT	2,052,500	284,050
Garuda Indonesia Persero Tbk PT (I)	1,440,000	59,224
Global Mediacom Tbk PT	1,172,000	183,166
Gozco Plantations Tbk PT (I)	3,863,400	34,970
Harum Energy Tbk PT	101,500	22,990
Hexindo Adiperkasa Tbk PT	110,000	29,185
Holcim Indonesia Tbk PT	924,768	173,120
Indah Kiat Pulp & Paper Corp. Tbk PT (I)	2,168,500	250,258
Indika Energy Tbk PT	1,851,000	89,878
Indofood Sukses Makmur Tbk PT	4,579,000	2,488,423
Intiland Development Tbk PT	3,722,500	96,653
Japfa Comfeed Indonesia Tbk PT	780,270	78,393
Kawasan Industri Jababeka Tbk PT	14,789,801	234,836
Krakatau Steel Persero Tbk PT (I)	658,500	26,786
Lippo Karawaci Tbk PT	19,265,793	1,442,365
Matahari Putra Prima Tbk PT	2,803,500	448,103
Medco Energi Internasional Tbk PT	2,465,000	426,717
Mitra International Resources Tbk PT (I)	1,747,000	8,343
MNC Investama Tbk PT	17,730,000	496,090
Multipolar Corp. Tbk PT	2,961,000	87,916
Pabrik Kertas Tjiwi Kimia Tbk PT	72,500	10,525
Panin Financial Tbk PT (I)	19,315,500	310,313
Panin Insurance Tbk PT	1,627,000	88,456
Pembangunan Perumahan Persero Tbk PT	372,500	35,637
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	1,939,500	308,212
Petrosea Tbk PT	210,500	19,945
Polychem Indonesia Tbk PT (I)	2,945,500	53,403
Ramayana Lestari Sentosa Tbk PT	2,505,000	218,375
Salim Ivomas Pratama Tbk PT	280,000	17,977
Sampoerna Agro Tbk PT	703,500	115,738
Samudera Indonesia Tbk PT	58,500	13,580
Selamat Sempurna Tbk PT	7,500	2,128
Sentul City Tbk PT (I)	19,986,000	258,425
Surya Semesta Internusa Tbk PT	272,500	12,581
Suryainti Permata Tbk PT (I)	1,446,000	0
Tiga Pilar Sejahtera Food Tbk	1,539,500	181,279
Timah Persero Tbk PT	2,897,500	381,876
Trias Sentosa Tbk PT	2,019,500	41,652
Trimegah Securities Tbk PT (I)	1,540,500	7,460
Truba Alam Manunggal Engineering
Tbk PT (I)	11,991,500	7,883
Tunas Baru Lampung Tbk PT	1,620,000	62,652
Tunas Ridean Tbk PT	2,272,500	99,197
United Tractors Tbk PT	571,500	894,557
Vale Indonesia Tbk PT	3,845,000	838,805
Wijaya Karya Persero Tbk PT	215,747	28,099

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
XL Axiata Tbk PT	272,000	$116,370
		23,567,656
Israel - 0.0%
Mivtach Shamir Holdings, Ltd.	760	26,285
Malaysia - 4.5%
Affin Holdings BHD	711,300	902,252
AirAsia BHD	1,062,800	714,764
Alam Maritim Resources BHD	106,500	51,192
Alliance Financial Group BHD	1,249,900	1,817,986
AMMB Holdings BHD	2,200,162	4,868,822
Ann Joo Resources BHD (I)	252,200	80,946
APM Automotive Holdings BHD	6,500	11,494
Berjaya Corp. BHD	2,315,900	417,678
BIMB Holdings BHD	123,100	170,863
Boustead Holdings BHD	607,376	1,042,417
Cahya Mata Sarawak BHD	241,600	507,519
Can-One BHD	29,200	29,180
CB Industrial Product Holding BHD	37,300	36,573
Coastal Contracts BHD	30,000	31,439
Daya Materials BHD	76,800	8,816
DRB-Hicom BHD	1,194,900	1,029,773
Eastern & Oriental BHD	450,900	260,613
ECM Libra Financial Group BHD (I)	175,561	55,237
Eversendai Corp. BHD	37,600	11,951
Faber Group BHD	123,900	96,557
Genting BHD	190,100	596,249
Genting Malaysia BHD	1,651,900	2,211,506
Glomac BHD	462,600	158,416
Goldis BHD (I)	315,180	196,490
Hap Seng Consolidated BHD	1,815,120	1,669,115
Hap Seng Plantations Holdings BHD	617,500	505,729
Hong Leong Financial Group BHD	309,800	1,466,078
Hong Leong Industries BHD	25,000	36,974
Hua Yang BHD	25,066	14,713
Hwang-DBS Malaysia BHD	105,200	136,566
IGB Corp. BHD	1,590,043	1,321,024
IJM Corp. BHD	2,070,980	3,721,863
IJM Land BHD	443,300	344,855
IJM Plantations BHD	64,500	69,940
Inch Kenneth Kajang Rubber	106,800	27,093
Insas BHD	494,969	132,498
Integrated Logistics BHD	74,155	17,102
Iris Corp. BHD	753,600	64,501
JAKS Resources BHD (I)	246,000	37,987
Jaya Tiasa Holdings BHD	251,226	156,542
JCY International BHD	265,600	51,579
K&N Kenanga Holdings BHD (I)	402,145	73,744
Karambunai Corp. BHD (I)	1,978,300	48,372
Keck Seng Malaysia BHD	222,300	467,317
Kian JOO CAN Factory BHD	290,000	276,591
Kim Loong Resources BHD	32,400	25,150
Kinsteel BHD (I)	561,400	26,602
KLCC Property Holdings BHD	356,900	637,755
KNM Group BHD (I)	1,152,000	158,579
KSL Holdings BHD (I)	267,333	180,022
KUB Malaysia BHD (I)	534,400	66,199
Kulim Malaysia BHD (I)	989,600	1,040,364
Kumpulan Fima BHD	2,300	1,356
Kumpulan Perangsang Selangor BHD	65,400	38,386
Kwantas Corp. BHD	56,000	35,282
Land & General BHD (I)	163,200	21,958
Landmarks BHD (I)	384,900	125,972

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
LBS Bina Group BHD	210,000	$100,165
Lion Industries Corp. BHD	736,100	165,363
Magnum BHD	165,500	159,661
Mah Sing Group BHD	185,600	128,181
Malayan Flour Mills BHD	132,300	61,452
Malaysia Airports Holdings BHD	185,193	508,663
Malaysian Airline System BHD (I)	721,000	68,380
Malaysian Bulk Carriers BHD	194,100	105,068
Malaysian Pacific Industries BHD	64,375	62,556
Malaysian Resources Corp. BHD	1,062,000	419,033
MBM Resources BHD	78,650	77,112
Media Prima BHD	46,900	37,559
Mega First Corp. BHD	163,700	109,032
MISC BHD (I)	687,700	1,197,988
MK Land Holdings BHD	632,500	69,649
MKH BHD	49,000	40,293
MMC Corp. BHD	1,118,700	984,275
MNRB Holdings BHD	10,000	10,798
Mudajaya Group BHD	201,700	178,827
Muhibbah Engineering Malaysia BHD	495,300	345,754
Mulpha International BHD (I)	2,622,700	328,848
Naim Holdings BHD	198,100	221,011
NCB Holdings BHD	4,100	4,382
Oriental Holdings BHD	549,620	1,425,633
OSK Holdings BHD	903,998	455,677
Panasonic Manufacturing Malaysia BHD	41,100	280,201
Perdana Petroleum BHD (I)	323,120	157,102
PJ Development Holdings BHD	258,900	100,533
POS Malaysia BHD	22,700	38,004
PPB Group BHD	729,200	3,598,384
Press Metal BHD	51,000	36,160
Protasco BHD	172,400	72,712
RHB Capital BHD	109,804	265,110
Rimbunan Sawit BHD	325,600	78,132
Salcon BHD	432,400	87,268
Scientex BHD	8,800	15,297
Scomi Group BHD (I)	1,708,300	190,894
Selangor Dredging BHD	326,900	88,469
Selangor Properties BHD	105,000	153,918
Shangri-La Hotels BHD	101,900	210,175
Shell Refining Company Federation of
Malaya BHD	161,700	313,990
SHL Consolidated BHD	172,300	108,975
SP Setia BHD	61,700	56,758
Star Publications Malaysia BHD	37,400	25,481
Sunway BHD	1,198,296	996,035
Supermax Corp. BHD	325,900	275,895
Suria Capital Holdings BHD	237,900	192,808
Symphony Life BHD (I)	195,252	62,734
TA Ann Holdings BHD	344,990	439,545
TA Enterprise BHD	1,903,200	453,881
TA Global BHD	1,233,900	111,239
TAN Chong Motor Holdings BHD	20,700	39,150
TDM BHD	1,030,200	299,250
Tebrau Teguh BHD (I)	59,700	23,579
TH Plantations BHD (I)	14,880	8,547
Time.com BHD (I)	346,900	376,266
Tropicana Corp. BHD	81,800	30,489
UEM Sunrise BHD	32,200	23,251
Unisem Malaysia BHD	601,680	184,043
United Malacca BHD	97,800	212,350
UOA Development BHD	257,700	152,712
VS Industry BHD	166,770	71,222

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Wah Seong Corp. BHD	106,156	$53,527
WCT Holdings BHD	608,550	381,336
Wing Tai Malaysia BHD	124,000	84,584
WTK Holdings BHD	368,500	147,618
YNH Property BHD	662,715	370,615
YTL Corp. BHD	5,036,140	2,493,105
YTL Land & Development BHD (I)	52,700	15,059
		48,948,304
Mexico - 6.3%
Alfa SAB de CV, Class A	1,751,568	4,936,829
Alpek SA de CV (L)	88,936	202,714
Arca Continental SAB de CV	187,500	1,170,394
Axtel SAB de CV (I)(L)	982,700	351,488
Bio Pappel SAB de CV (I)	31,992	77,870
Cemex SAB de CV, ADR (I)(L)	1,366,514	16,165,861
Cia Minera Autlan SAB de CV, Series B	14,000	10,883
Consorcio ARA SAB de CV (I)	1,418,400	554,041
Controladora Comercial Mexicana SAB de CV	242,972	1,055,146
Corp. Actinver Sab De Cv	19,397	21,022
Corporacion GEO SAB de CV, Series B (I)	793,874	15,026
Desarrolladora Homex SAB de CV (I)	153,600	27,999
Desarrolladora Homex SAB de CV, ADR (I)(L)	9,800	11,466
Empresas ICA SAB de CV (I)(L)	220,900	456,469
Empresas ICA SAB de CV, ADR (I)(L)	198,467	1,677,046
Gruma SAB de CV, ADR (I)	7,413	225,948
Gruma SAB de CV, Class B (I)	46,286	349,897
Grupo Aeromexico SAB de CV (I)(L)	75,581	104,024
Grupo Aeroportuario del Centro Norte
SAB de CV (I)	214,319	718,309
Grupo Aeroportuario del Centro Norte SAB
de CV, ADR (I)	3,057	81,622
Grupo Aeroportuario del Pacifico SAB
de CV, ADR	81,585	4,341,954
Grupo Aeroportuario del Sureste SAB
de CV, ADR	11,376	1,417,791
Grupo Carso SAB de CV, Series A1	636,923	3,361,572
Grupo Cementos de Chihuahua SAB de CV	35,500	101,145
Grupo Comercial Chedraui SA de CV (L)	35,612	125,412
Grupo Elektra SA de CV	2,517	85,593
Grupo Famsa SAB de CV, Class A (I)	357,718	647,134
Grupo Financiero Banorte SAB de CV, Series O	2,397,900	16,775,107
Grupo Financiero Inbursa SAB de CV, Series O	81,353	230,167
Grupo Financiero Interacciones Sa De Cv	26,600	125,294
Grupo Financiero Santander Mexico
SAB de CV	88,082	238,951
Grupo Industrial Maseca SAB de CV, Series B	53,900	83,514
Grupo Industrial Saltillo SAB de CV	94,000	170,628
Grupo KUO SAB de CV, Series B (I)	164,000	363,007
Grupo Mexicano de Desarrollo SAB de CV (I)	28,947	16,850
Grupo Mexico SAB de CV, Series B (L)	275,749	910,469
Grupo Simec SAB de CV, Series B (I)	219,500	914,548
Industrias Bachoco SAB de CV, ADR (L)	2,653	106,836
Industrias Bachoco SAB de CV, Series B	6,683	22,552
Industrias CH SAB de CV, Series B (I)	265,600	1,794,196
Inmuebles Carso SAB de CV, Class B1 (I)	1,110,125	1,187,795
Minera Frisco SAB de CV, Class A1 (I)	46,465	95,909
OHL Mexico SAB de CV (I)	248,713	633,760
Organizacion Soriana SAB de CV, Series B (I)	1,587,300	5,713,867
Qualitas Controladora SAB de CV	246,200	598,883
TV Azteca SA de CV	290,695	154,960
Urbi Desarrollos Urbanos SAB de CV (I)(L)	662,000	79,603
		68,511,551

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Philippines - 0.9%
Alliance Global Group, Inc.	1,082,500	$631,782
Atlas Consolidated Mining & Development	252,800	82,988
Cebu Air, Inc.	42,310	44,692
Empire East Land Holdings, Inc. (I)	2,990,000	62,166
Filinvest Development Corp.	211,875	21,025
Filinvest Land, Inc.	18,335,500	583,722
First Philippine Holdings Corp.	427,000	517,359
Global-Estate Resorts, Inc. (I)	1,309,000	39,915
JG Summit Holdings, Inc.	581,000	505,390
Lafarge Republic, Inc.	59,228	11,761
Lopez Holdings Corp.	3,257,000	294,163
LT Group, Inc.	87,900	30,702
Megaworld Corp.	19,138,800	1,402,816
Metropolitan Bank & Trust Company	144,834	247,563
Petron Corp.	85,000	26,767
Philippine National Bank (I)	362,200	705,009
Philtown Properties, Inc. (I)	3,844	133
Rizal Commercial Banking Corp.	602,800	578,677
Robinsons Land Corp.	2,512,500	1,132,313
San Miguel Corp.	745,140	1,051,885
San Miguel Pure Foods Company, Inc.	2,760	14,842
Top Frontier Investment Holdings, Inc. (I)	74,514	64,638
Trans-Asia Oil & Energy Development	595,000	18,842
Union Bank of Philippines	214,600	610,297
Vista Land & Lifescapes, Inc.	5,803,000	680,961
		9,360,408
Poland - 2.0%
Agora SA (I)	77,712	250,831
Asseco Poland SA	62,666	954,236
Bank Millennium SA (I)(L)	296,783	703,181
Bioton SA (I)(V)	4,546,178	30,097
Ciech SA (I)	32,747	336,743
ComArch SA	1,802	57,501
Enea SA	92,903	418,416
Fabryki Mebli Forte SA	10,576	134,252
Farmacol SA (I)	10,785	242,146
Firma Oponiarska Debica SA	7,423	258,189
Getin Holding SA	174,983	218,615
Grupa Azoty SA	12,877	266,081
Grupa Kety SA	17,823	1,291,192
Grupa Lotos SA (I)(L)	99,148	1,164,558
Impexmetal SA (I)	98,393	111,357
Jastrzebska Spolka Weglowa SA (L)	7,161	125,995
KGHM Polska Miedz SA	29,658	1,156,001
Koelner SA (I)	3,382	12,326
Kopex SA	61,117	213,545
LC Corp. SA (I)	155,767	85,541
MCI Management SA (I)	32,259	103,078
Netia SA (I)(L)	309,487	538,597
Orbis SA	45,854	608,622
PGE SA	828,765	4,463,214
Polimex-Mostostal SA (I)(L)	283,029	12,194
Polnord SA (I)	19,758	56,254
Polski Koncern Miesny Duda SA (I)	61,515	16,349
Polski Koncern Naftowy Orlen SA	472,808	6,428,139
Rovese SA (I)	72,053	49,474
Sygnity SA (I)	6,918	45,565
Tauron Polska Energia SA	731,179	1,059,661
		21,411,950
Russia - 5.7%
Gazprom OAO, ADR	6,474,729	55,484,536
Lukoil OAO, ADR	71,430	4,468,458

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Russia (continued)
Magnitogorsk Iron & Steel Works, GDR
(London Exchange) (I)	111,319	$334,338
RusHydro JSC, ADR	917,808	1,586,651
VTB Bank OJSC, GDR (London Exchange)	21,612	64,918
		61,938,901
South Africa - 7.0%
Adcorp Holdings, Ltd.	51,987	161,043
Aeci, Ltd.	55,858	665,784
Afgri, Ltd.	389,921	243,627
African Bank Investments, Ltd. (L)	333,843	383,798
African Rainbow Minerals, Ltd.	107,152	1,934,922
Allied Electronics Corp., Ltd.	62,999	143,007
Anglo American Platinum, Ltd. (I)	6,498	244,679
AngloGold Ashanti, Ltd., ADR (L)	263,903	3,092,943
ArcelorMittal South Africa, Ltd. (I)	138,452	492,848
Argent Industrial, Ltd.	113,274	57,195
Aveng, Ltd. (I)	442,348	1,115,242
Barclays Africa Group, Ltd.	383,490	4,841,690
Barloworld, Ltd.	265,047	2,528,715
Basil Read Holdings, Ltd.	87,352	72,659
Bell Equipment, Ltd.	34,158	65,038
Blue Label Telecoms, Ltd.	263,306	213,344
Business Connexion Group, Ltd.	100,096	52,298
Caxton & CTP Publishers & Printers, Ltd.	185,300	321,116
Clover Industries, Ltd.	34,730	60,254
Consolidated Infrastructure Group, Ltd. (I)	3,352	7,285
DataTec, Ltd. (I)	255,498	1,262,416
DRDGOLD, Ltd.	348,805	124,954
Eqstra Holdings, Ltd.	216,889	165,641
Exxaro Resources, Ltd.	24,450	341,905
Gold Fields, Ltd., ADR (I)	784,509	2,510,429
Grindrod, Ltd.	607,680	1,623,797
Group Five, Ltd.	94,236	364,307
Harmony Gold Mining Company, Ltd., ADR	532,185	1,346,428
Hudaco Industries, Ltd.	10,383	103,878
Hulamin, Ltd. (I)	112,965	55,520
Iliad Africa, Ltd.	124,370	71,298
Impala Platinum Holdings, Ltd.	385,020	4,526,506
Investec, Ltd.	318,380	2,265,658
JD Group, Ltd. (L)	204,241	564,174
KAP Industrial Holdings, Ltd.	146,538	48,179
Lewis Group, Ltd. (L)	97,828	661,514
Liberty Holdings, Ltd.	126,115	1,464,051
Merafe Resources, Ltd. (I)	2,241,497	175,014
Metair Investments, Ltd.	85,599	323,187
MMI Holdings, Ltd.	1,109,101	2,678,155
Mondi, Ltd.	145,980	2,501,898
Mpact, Ltd.	100,113	256,909
Murray & Roberts Holdings, Ltd. (I)	176,049	450,430
Nedbank Group, Ltd.	282,400	5,662,209
Northam Platinum, Ltd. (I)	200,868	807,162
Nu-World Holdings, Ltd.	19,436	37,075
Omnia Holdings, Ltd.	52,040	1,002,136
Peregrine Holdings, Ltd.	96,580	153,147
Petmin, Ltd.	101,536	18,594
PSG Group, Ltd.	31,165	254,697
Raubex Group, Ltd.	77,675	161,103
RCL Foods, Ltd. (I)	8,530	14,255
Royal Bafokeng Platinum, Ltd. (I)	10,538	59,383
Sappi, Ltd. (I)	331,201	1,035,667
Sappi, Ltd., ADR (I)(L)	156,861	479,995
Sentula Mining, Ltd. (I)	262,338	9,528
Sibanye Gold, Ltd., ADR (L)	196,127	943,371

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Standard Bank Group, Ltd.	1,033,577	$12,771,038
Stefanutti Stocks Holdings, Ltd. (I)	60,065	59,499
Steinhoff International Holdings, Ltd.	1,892,115	8,152,323
Super Group, Ltd. (I)	225,275	561,328
Telkom SA, Ltd. (I)	271,496	726,022
Telkom SA, Ltd., ADR (I)	3,000	31,560
Tiger Wheels, Ltd. (I)	32,678	0
Times Media Group, Ltd. (I)	59,281	118,688
Tongaat Hulett, Ltd.	74,597	808,660
Trencor, Ltd.	89,914	591,523
Value Group, Ltd.	178,661	90,238
Village Main Reef, Ltd. (I)	53,872	1,953
Zeder Investments, Ltd.	224,532	92,132
		75,227,021
South Korea - 16.8%
AMOREPACIFIC Group	340	150,000
Asia Cement Company, Ltd. (I)	2,253	179,326
Asia Cement Company, Ltd.	986	117,923
Asia Paper Manufacturing Company, Ltd.	1,600	33,244
AUK Corp. (I)	19,670	39,873
Bookook Securities Company, Ltd.	4,950	56,293
Boryung Pharmaceutical Company, Ltd.	528	16,755
BS Financial Group, Inc.	185,010	2,810,824
BYC Company, Ltd.	240	42,773
Byucksan Corp.	19,800	49,963
Chosun Refractories Company, Ltd.	1,708	126,813
CJ Corp.	10,310	1,140,351
CJ Korea Express Company, Ltd. (I)	8,268	784,393
Cosmochemical Company, Ltd. (I)	3,570	24,313
Dae Dong Industrial Company, Ltd.	9,000	51,177
Dae Han Flour Mills Company, Ltd.	1,232	179,236
Daechang Company, Ltd. (L)	43,270	40,822
Daeduck GDS Company, Ltd.	12,540	209,058
Daegu Department Store	9,340	175,642
Daehan Steel Company, Ltd. (L)	9,250	50,893
Daekyo Company, Ltd.	44,550	308,253
Daelim Industrial Company, Ltd.	32,582	2,910,999
Daelim Trading Company, Ltd.	1,417	5,712
Daesang Holdings Company, Ltd.	8,320	65,589
Daesung Holdings Company, Ltd. (L)	8,110	69,064
Daewoo Securities Company, Ltd.	62,611	529,571
Dahaam E-Tec Company, Ltd.	2,630	44,857
Daishin Securities Company, Ltd.	53,530	398,620
Daou Technology, Inc.	26,120	376,002
Dasan Networks, Inc. (I)	3,523	18,319
DGB Financial Group, Inc.	146,510	2,295,290
Dong Ah Tire & Rubber Company, Ltd.	10,970	197,703
Dong Yang Gang Chul Company, Ltd. (I)	2,200	4,171
Dong-Il Corp.	673	32,038
Dongbang Transport Logistics Company, Ltd.	5,500	11,010
Dongbu Corp. (I)(L)	12,860	34,104
Dongbu HiTek Company, Ltd. (I)	4,570	32,640
Dongbu Securities Company, Ltd.	32,430	102,671
Dongbu Steel Company, Ltd. (I)	23,705	60,494
Dongil Industries Company, Ltd.	1,340	62,962
Dongkuk Steel Mill Company, Ltd. (L)	42,070	525,634
Dongwha Pharmaceutical Company, Ltd.	16,190	67,448
Doosan Corp.	5,073	671,250
Doosan Engineering &
Construction Company, Ltd. (I)	31,415	53,072
DRB Holding Company, Ltd.	10,135	74,569
Eugene Investment &
Securities Company, Ltd. (I)	45,730	91,043

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Fursys, Inc.	2,202	$64,526
Gaon Cable Company, Ltd.	2,934	53,132
Golden Bridge Investment &
Securities Company, Ltd. (I)	35,116	28,250
GS Engineering & Construction Corp.	24,971	723,077
GS Holdings Corp.	42,665	2,321,931
Gwangju Shinsegae Company, Ltd.	1,055	252,008
Halla Engineering & Construction Corp.	14,352	70,719
Hana Financial Group, Inc.	329,548	13,731,386
Handok Pharmaceuticals Company, Ltd.	1,320	21,038
Hanil Cement Company, Ltd.	6,209	500,919
Hanjin Heavy Industries &
Construction Company, Ltd. (I)(L)	51,421	589,008
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. (L)	14,860	134,737
Hanjin Shipping Company, Ltd. (I)(L)	66,686	484,949
Hanjin Shipping Holdings Company, Ltd. (I)	6,150	30,624
Hanjin Transportation Company, Ltd. (L)	11,210	202,605
Hankuk Glass Industries, Inc. (I)	1,970	30,057
Hankuk Paper Manufacturing Company, Ltd.	3,920	99,077
Hansol Paper Company, Ltd.	40,470	434,784
Hanwha Chemical Corp. (L)	67,510	1,382,702
Hanwha Corp.	38,140	1,419,082
Hanwha General Insurance Company, Ltd. (I)	5,524	24,001
Hanwha Investment &
Securities Company, Ltd. (I)	58,320	188,275
Hanwha Life Insurance Company, Ltd.	62,990	453,912
Hanwha Timeworld Company, Ltd.	2,650	76,697
Hanyang Securities Company, Ltd.	11,820	69,937
Heung-A Shipping Company, Ltd.	20,647	24,978
Hitejinro Holdings Company, Ltd.	7,640	84,090
HMC Investment Securities Company, Ltd.	17,256	160,668
HS R&A Company, Ltd.	2,470	35,171
Husteel Company, Ltd.	6,110	107,563
Hwacheon Machine Tool Company, Ltd.	940	44,540
Hyosung Corp.	21,955	1,464,905
Hyundai BNG Steel Company, Ltd. (I)	7,680	94,009
Hyundai Development Company	68,610	1,511,900
Hyundai Heavy Industries Company, Ltd.	950	231,985
Hyundai Mipo Dockyard (L)	8,486	1,435,434
Hyundai Securities Company, Ltd.	141,746	787,423
Hyundai Steel Company	54,387	4,459,098
Il Dong Pharmaceutical Company, Ltd.	10,050	96,322
Iljin Electric Company, Ltd.	2,300	17,250
Ilshin Spinning Company, Ltd.	867	96,211
Ilsung Pharmaceutical Company, Ltd.	1,895	135,706
Industrial Bank of Korea	208,787	2,408,219
INTOPS Company, Ltd. (I)	1,185	21,931
INZI Controls Company, Ltd.	6,050	23,493
IS Dongseo Company, Ltd. (I)(L)	9,480	143,413
ISU Chemical Company, Ltd.	7,460	90,720
JB Financial Group Company, Ltd. (I)(L)	48,334	291,714
Jeil Pharmaceutical Company (L)	13,980	172,921
Jeil Savings Bank (I)	1,820	52
JW Pharmaceutical Corp.	657	10,045
KB Financial Group, Inc.	62,198	2,514,036
KB Financial Group, Inc., ADR (I)	341,648	13,840,160
KC Tech Company, Ltd.	9,012	43,824
KCC Corp.	5,518	2,453,667
Keangnam Enterprises, Ltd. (I)	8,628	28,779
Keyang Electric Machinery Company, Ltd.	13,000	35,302
KG Chemical Corp.	5,600	90,010
KISCO Corp.	3,841	89,439

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
KISCO Holdings Company, Ltd.	778	$29,164
Kishin Corp.	3,179	22,138
KISWIRE, Ltd.	5,463	193,541
Kolon Corp.	1,959	31,535
Kolon Global Corp. (I)	7,660	22,683
Kolon Industries, Inc.	2,175	112,954
Korea Airport Service Company, Ltd.	2,720	58,642
Korea Cast Iron Pipe Industries Company, Ltd.	5,500	19,056
Korea Electric Terminal Company, Ltd.	5,770	227,307
Korea Flange Company, Ltd. (I)	4,810	55,012
Korea Investment Holdings Company, Ltd.	44,860	1,736,650
Korean Petrochemical
Industrial Company, Ltd. (I)	1,350	111,840
KPX Chemical Company, Ltd.	933	56,493
KTB Investment & Securities Company, Ltd. (I)	55,710	115,088
Kukdo Chemical Company, Ltd.	1,414	74,470
Kumho Electric Company, Ltd.	2,785	69,298
Kunsul Chemical Industrial Company, Ltd.	1,970	52,393
Kyeryong Construction
Industrial Company, Ltd. (I)	6,260	48,977
Kyobo Securities Company	12,618	52,866
Kyung-In Synthetic Corp.	7,860	30,960
Kyungbang, Ltd. (I)	1,375	142,094
LG Corp.	77,528	4,709,069
LG Display Company, Ltd., ADR (I)(L)	517,007	6,276,465
LG Electronics, Inc.	127,442	8,240,522
LG Uplus Corp. (I)	31,340	319,530
Livart Furniture Company, Ltd.	1,200	13,995
Lotte Chilsung Beverage Company, Ltd.	825	1,192,908
Lotte Confectionery Company, Ltd.	833	1,510,118
Lotte Shopping Company, Ltd.	12,948	4,959,958
Meritz Securities Company, Ltd. (L)	230,139	382,278
Mi Chang Oil Industrial Company, Ltd.	905	62,123
Mirae Asset Securities Company, Ltd.	24,550	895,432
Moorim P&P Company, Ltd.	29,420	159,108
Moorim Paper Company, Ltd. (I)	13,820	41,118
Motonic Corp.	4,725	48,844
Namhae Chemical Corp.	4,750	31,080
Namyang Dairy Products Company, Ltd.	559	498,504
Nexen Corp.	1,289	95,211
NH Investment & Securities Company, Ltd.	26,217	123,887
Nong Shim Holdings Company, Ltd.	2,560	191,629
NongShim Company, Ltd.	1,833	436,375
Ottogi Corp.	86	32,472
PaperCorea, Inc. (I)(L)	70,940	47,457
Poonglim Industrial Company, Ltd. (I)	189	394
Poongsan Corp.	1,190	32,330
Poongsan Holdings Corp.	5,382	150,070
POSCO	45,501	14,158,199
POSCO Coated & Color
Steel Company, Ltd. (I)	4,050	52,638
POSCO, ADR	71,464	5,574,192
Pulmuone Holdings Company, Ltd.	620	38,339
S&T Dynamics Company, Ltd. (L)	24,980	302,325
S&T Holdings Company, Ltd.	11,230	173,360
S&T Motiv Company, Ltd.	5,310	137,444
Saeron Automotive Corp.	5,550	47,748
Sam Young Electronics Company, Ltd.	10,510	93,020
SAMHWA Paints Industrial Company, Ltd.	5,090	50,741
Samick Musical Instruments Company, Ltd. (L)	24,370	52,254
Samsung C&T Corp.	25,927	1,491,848
Samsung SDI Company, Ltd.	39,287	6,048,944
Samyang Genex Company, Ltd.	1,448	130,420

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Samyang Holdings Corp.	7,192	$508,960
Samyang Tongsang Company, Ltd.	1,360	33,652
SAVEZONE I&C Corp.	16,880	76,797
SeAH Holdings Corp.	1,122	100,485
SeAH Steel Corp.	2,835	237,669
Sebang Company, Ltd.	11,820	210,154
Seohee Construction Company, Ltd. (I)(L)	40,163	22,599
SG Corp. (I)(L)	84,000	49,648
Shinhan Financial Group
Company, Ltd., ADR (I)(L)	390,336	17,838,355
Shinhan Financial Group Company, Ltd.	136,367	6,122,172
Shinsegae Information &
Communication Company, Ltd.	1,038	75,339
Shinsung Solar Energy Company, Ltd. (I)	30,622	32,829
Shinsung Tongsang Company, Ltd. (I)(L)	24,560	21,264
Shinwon Corp. (I)	27,180	28,625
Shinyoung Securities Company, Ltd.	5,296	197,349
Silla Company, Ltd.	5,066	116,777
Sindoh Company, Ltd.	3,959	258,139
SK Gas Company, Ltd.	2,898	205,744
SK Holdings Company, Ltd.	35,524	6,440,651
SK Innovation Company, Ltd.	42,343	5,693,227
SK Networks Company, Ltd.	118,827	852,693
SK Securities Company, Ltd. (I)	198,250	133,396
Ssangyong Cement Industrial Company, Ltd. (I)	20,770	134,996
STX Engine Company, Ltd. (I)	800	3,502
STX Offshore &
Shipbuilding Company, Ltd. (I)	12,046	76,799
STX Pan Ocean Company, Ltd. (I)(L)	112,020	80,882
Sungshin Cement Company, Ltd. (I)	15,480	93,708
Tae Kyung Industrial Company, Ltd.	10,000	46,253
Taekwang Industrial Company, Ltd.	444	543,362
Taeyoung Engineering &
Construction Company, Ltd.	55,620	293,444
Tailim Packaging Industrial Company, Ltd.	30,000	61,624
TCC Steel	5,686	18,753
TK Chemical Corp. (I)	7,585	12,851
Tong Yang Moolsan Company, Ltd.	1,510	11,520
TONGYANG Securities, Inc. (L)	75,161	179,859
TS Corp.	5,232	140,626
Uangel Corp.	3,800	13,071
Unid Company, Ltd.	1,621	90,955
Union Steel	8,940	124,936
Wiscom Company, Ltd.	3,760	17,552
Woori Finance Holdings Company, Ltd.	424,357	5,360,807
Woori Finance Holdings
Company, Ltd., ADR (I)	100	3,833
Woori Financial Company, Ltd.	3,459	73,422
Woori Investment & Securities Company, Ltd.	131,401	1,197,058
YESCO Company, Ltd.	1,950	69,339
Yoosung Enterprise Company, Ltd. (L)	6,386	27,066
Youlchon Chemical Company, Ltd.	19,470	216,968
Young Poong Corp.	143	172,055
YuHwa Securities Company, Ltd.	3,410	38,342
		182,180,785
Taiwan - 15.1%
Ability Enterprise Company, Ltd.	175,000	110,477
Accton Technology Corp.	687,722	363,874
Acer, Inc. (I)	2,808,000	1,728,075
Aces Electronic Company, Ltd.	29,000	22,283
ACHEM Technology Corp.	128,173	72,108
Action Electronics Company, Ltd. (I)	190,923	40,239
Advanced Connectek Inc (I)	52,000	17,636

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Advanced International
Multitech Company, Ltd.	11,000	$11,696
AGV Products Corp. (I)	568,100	175,625
AimCore Technology Company, Ltd.	8,990	11,510
Alcor Micro Corp.	31,000	36,090
Alpha Networks, Inc.	245,000	177,798
Altek Corp.	291,578	205,271
AMPOC Far-East Company, Ltd.	86,993	68,950
AmTRAN Technology Company, Ltd.	229,185	155,517
APCB, Inc.	92,000	55,291
Apex Science & Engineering	6,813	4,261
Arcadyan Technology Corp.	30,007	45,441
Ardentec Corp.	140,181	103,112
Asia Cement Corp.	1,983,692	2,573,310
Asia Optical Company, Inc. (I)	183,000	181,204
Asia Polymer Corp.	61,400	53,857
Asia Vital Components Company, Ltd.	148,328	101,188
Asustek Computer, Inc.	13,000	117,079
AU Optronics Corp., ADR (I)(L)	904,460	2,821,915
Audix Corp.	81,200	85,132
Avermedia Technologies, Inc.	163,000	71,530
Avision, Inc. (I)	154,751	51,985
AVY Precision Technology, Inc.	4,000	6,453
Bank of Kaohsiung	527,534	169,034
BES Engineering Corp.	2,195,700	663,555
Biostar Microtech International Corp.	67,000	28,714
Bright Led Electronics Corp. (I)	97,000	61,377
C Sun Manufacturing, Ltd.	59,000	40,771
Cameo Communications, Inc.	164,944	50,090
Capital Securities Corp.	1,013,069	376,504
Career Technology MFG. Company, Ltd.	78,000	74,269
Carnival Industrial Corp.	205,000	59,692
Cathay Chemical Works	93,000	59,813
Cathay Real Estate
Development Company, Ltd.	1,335,000	843,574
Central Reinsurance Company, Ltd.	299,290	144,761
ChainQui Construction
Development Company, Ltd.	75,000	62,271
Champion Building
Materials Company, Ltd. (I)	120,132	52,874
Chang Hwa Commercial Bank	2,719,137	1,677,081
Charoen Pokphand Enterprise	147,000	78,024
Chen Full International Company, Ltd.	21,000	17,076
Cheng Loong Corp.	1,412,320	680,560
Cheng Uei Precision Industry Company, Ltd.	125,629	252,536
Chia Chang Company, Ltd.	50,000	65,822
Chia Hsin Cement Corp. (I)	715,773	377,302
Chien Kuo Construction Company, Ltd.	172,785	80,660
Chien Shing Stainless Steel Company (I)	199,000	27,639
Chin-Poon Industrial Company, Ltd.	260,571	436,645
China Airlines, Ltd. (I)	2,177,910	801,493
China Chemical &
Pharmaceutical Company, Ltd.	196,000	154,412
China Development Financial Holdings Corp.	12,429,208	3,763,278
China Electric Manufacturing Corp.	93,000	44,677
China General Plastics Corp.	524,700	298,160
China Glaze Company, Ltd.	98,000	57,182
China Life Insurance Company, Ltd.	405,060	411,898
China Man-Made Fiber Corp. (I)	1,729,000	732,256
China Metal Products Company, Ltd.	135,798	187,647
China Motor Corp.	929,125	899,759
China Petrochemical Development Corp.	1,438,550	657,287
China Steel Structure Company, Ltd.	50,000	59,123

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
China Synthetic Rubber Corp.	136,965	$129,286
China Wire & Cable Company, Ltd. (I)	128,000	58,766
Chinese Maritime Transport, Ltd.	12,000	16,300
Chun Yu Works & Company, Ltd. (I)	161,000	61,745
Chun Yuan Steel	672,874	258,661
Chung Hsin Electric &
Machinery Manufacturing Corp.	292,000	221,664
Chung Hung Steel Corp. (I)	235,625	67,751
Chung Hwa Pulp Corp. (I)	501,610	158,342
Chunghwa Picture Tubes, Ltd. (I)	4,649,429	314,563
CMC Magnetics Corp. (I)	4,348,000	715,644
CoAsia Microelectronics Corp.	40,950	20,595
Collins Company, Ltd.	134,626	51,889
Compal Electronics, Inc.	3,884,000	2,978,265
Compeq Manufacturing Company	1,453,000	853,265
Concord Securities Corp. (I)	135,000	38,149
Continental Holdings Corp.	821,000	296,319
Coretronic Corp.	114,000	112,816
Coxon Precise Industrial Company, Ltd.	59,000	93,308
CSBC Corp. Taiwan	147,100	94,805
D-Link Corp.	389,834	236,444
DA CIN Construction Company, Ltd.	62,000	58,491
Darfon Electronics Corp.	220,850	166,733
Delpha Construction Company, Ltd.	149,261	60,666
DFI, Inc.	6,000	7,580
Dynamic Electronics Company, Ltd. (I)	159,762	61,740
E Ink Holdings, Inc. (I)	150,000	82,480
E-Ton Solar Tech Company, Ltd. (I)	184,570	112,923
E.Sun Financial Holding Company, Ltd.	6,143,416	4,090,726
Eastern Media International Corp. (I)	624,608	318,817
Edimax Technology Company, Ltd.	53,404	23,062
Edison Opto Corp. (I)	22,000	26,309
Edom Technology Company, Ltd.	141,000	64,611
Elite Material Company	113,000	94,999
Elitegroup Computer
Systems Company, Ltd. (I)	600,651	343,996
ENG Electric Company, Ltd.	46,000	40,474
EnTie Commercial Bank	53,000	26,548
Episil Technologies, Inc. (I)	140,000	47,314
Epistar Corp. (I)	608,000	1,172,967
Eternal Chemical Company, Ltd.	35,000	34,089
Etron Technology, Inc. (I)	149,000	67,397
Everest Textile Company, Ltd. (I)	230,000	72,048
Evergreen International Storage
& Transport Corp.	353,600	247,298
Evergreen Marine Corp., Ltd. (I)	1,928,291	1,178,917
Excelsior Medical Company, Ltd.	70,200	139,556
Far Eastern International Bank	1,963,078	821,263
Farglory FTZ Investment
Holding Company, Ltd. (I)	32,000	28,640
Farglory Land Development Company, Ltd.	8,530	14,477
Federal Corp.	583,823	459,276
First Copper Technology Company, Ltd. (I)	356,000	136,191
First Financial Holding Company, Ltd.	6,760,794	4,209,653
First Insurance Company, Ltd.	193,475	127,615
First Steamship Company, Ltd.	249,104	167,041
Forhouse Corp.	323,099	122,643
Formosa Advanced
Technologies Company, Ltd.	24,000	13,910
Formosa Epitaxy, Inc. (I)	329,000	188,472
Formosa Oilseed Processing	88,578	31,231
Formosa Taffeta Company, Ltd.	1,399,000	1,692,960
Formosan Rubber Group, Inc.	272,000	256,554

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Formosan Union Chemical	280,940	$134,944
Fortune Electric Company, Ltd.	35,000	21,432
Founding Construction &
Development Company, Ltd.	93,756	59,975
Foxlink Image Technology Company, Ltd.	67,000	42,748
Froch Enterprise Company, Ltd. (I)	41,000	13,288
FSP Technology, Inc.	72,229	65,878
Fubon Financial Holding Company, Ltd.	4,495,649	6,593,466
Fullerton Technology Company, Ltd. (I)	86,460	72,294
Fulltech Fiber Glass Corp. (I)	149,616	58,331
Fwusow Industry Company, Ltd.	179,216	88,532
G Shank Enterprise Company, Ltd.	55,000	37,683
Gallant Precision Machining Co Ltd. (I)	66,000	27,459
Gemtek Technology Corp.	199,697	189,051
Genesis Photonics, Inc. (I)	138,000	75,659
Getac Technology Corp.	460,000	238,979
Giantplus Technology Company, Ltd. (I)	30,000	9,392
Giga Solution Tech Company, Ltd.	19,000	10,598
Gigabyte Technology Company, Ltd.	854,000	1,032,320
Gigastorage Corp. (I)	251,000	289,516
Gintech Energy Corp. (I)	258,349	295,609
Global Brands Manufacture, Ltd. (I)	171,806	60,557
Global Lighting Technologies, Inc.	23,000	26,119
Gloria Material Technology Corp.	283,350	207,337
Gold Circuit Electronics, Ltd. (I)	666,204	161,598
Goldsun Development &
Construction Company, Ltd.	1,644,714	685,159
Grand Pacific Petrochemical Corp.	783,000	609,311
Great Wall Enterprise Company, Ltd.	68,000	60,316
Green Energy Technology, Inc. (I)	221,194	233,704
GTM Corp. (I)	159,000	106,599
Hannstar Board Corp.	128,759	48,657
HannStar Display Corp. (I)	2,359,500	877,809
Harvatek Corp. (I)	131,521	72,536
Hey Song Corp. (I)	177,000	207,571
HiTi Digital, Inc. (I)	40,285	41,219
Hitron Technology, Inc.	88,000	45,869
Ho Tung Chemical Corp.	849,742	411,533
Hocheng Corp. (I)	424,500	152,030
Holy Stone Enterprise Company, Ltd. (I)	118,300	149,922
Hong TAI Electric Industrial Company, Ltd.	351,000	116,633
Horizon Securities Company, Ltd.	223,000	74,672
Hsin Kuang Steel Company, Ltd.	312,085	203,822
Hsing TA Cement Company, Ltd.	435,000	174,338
HUA ENG Wire & Cable Company, Ltd.	923,000	359,802
Hua Nan Financial Holdings Company, Ltd.	2,716,018	1,588,253
Hua Yu Lien Development Company, Ltd. (I)	3,716	6,612
Hung Ching Development &
Construction Company, Ltd.	173,000	105,177
Hung Poo Real Estate Development Corp.	123,000	124,245
Hung Sheng Construction Company, Ltd.	827,200	674,813
Hwa Fong Rubber Company, Ltd. (I)	334,492	227,015
I-Chiun Precision Industry Company, Ltd.	98,000	63,903
Ichia Technologies, Inc.	478,180	261,494
Infortrend Technology, Inc.	118,000	86,929
Innolux Corp. (I)	5,839,767	2,231,329
Inotera Memories, Inc. (I)	1,930,000	1,430,322
Inventec Corp.	1,735,449	1,536,751
ITE Technology, Inc. (I)	80,913	69,644
J Touch Corp. (I)	37,000	28,665
Janfusun Fancyworld Corp. (I)	15,071	2,933
Jentech Precision Industrial Company, Ltd.	7,000	18,984
Jess-Link Products Company, Ltd.	57,000	50,954

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
K Laser Technology, Inc.	82,214	$48,782
Kang Na Hsiung Enterprise Company, Ltd.	105,000	58,219
Kaulin Manufacturing Company, Ltd.	202,710	158,592
Kenmec Mechanical
Engineering Company, Ltd. (I)	44,000	20,956
King Yuan Electronics Company, Ltd.	1,771,796	1,219,599
King’s Town Bank	435,000	415,311
Kingdom Construction Company, Ltd.	129,000	148,295
Kinko Optical Company, Ltd.	36,000	35,734
Kinpo Electronics, Inc.	1,828,269	672,488
KS Terminals, Inc.	52,000	61,420
Kuo Toong International Company, Ltd.	49,000	72,800
Kuoyang Construction Company, Ltd.	294,335	192,837
Kwong Fong Industries Corp. (I)	537,040	352,261
KYE System Corp.	213,000	87,358
L&K Engineering Company, Ltd.	74,000	70,856
LAN FA Textile (I)	188,863	60,598
Leader Electronics, Inc.	51,000	26,577
Lealea Enterprise Company, Ltd.	1,037,163	386,915
LEE CHI Enterprises Company, Ltd.	118,000	59,892
Lelon Electronics Corp.	76,650	63,910
Leofoo Development Company, Ltd. (I)	125,969	52,744
LES Enphants Company, Ltd.	64,000	50,746
Li Peng Enterprise Company, Ltd. (I)	663,273	323,485
Lien Hwa Industrial Corp.	776,414	505,622
Lingsen Precision Industries, Ltd.	372,481	202,159
Lite-On Semiconductor Corp.	245,000	159,486
Lite-On Technology Corp.	1,888,466	3,034,882
Long Chen Paper Company, Ltd.	838,541	419,974
Longwell Company	62,000	56,327
Lotes Company, Ltd.	44,000	96,603
Lucky Cement Corp. (I)	390,000	109,863
Macronix International (I)	3,734,001	841,678
Marketech International Corp.	82,000	49,058
Masterlink Securities Corp.	708,000	246,241
Maxtek Technology Company, Ltd.	16,000	8,818
Mayer Steel Pipe Corp. (I)	321,379	152,076
Mega Financial Holding Company, Ltd.	11,907,098	10,039,256
Meiloon Industrial Company, Ltd.	107,684	67,855
Mercuries & Associates, Ltd.	24,000	17,019
Mercuries Data Systems, Ltd. (I)	32,000	9,339
Micro-Star International Company, Ltd.	1,410,264	1,148,745
Mitac Holdings Corp. (I)	956,978	927,222
Mobiletron Electronics Company, Ltd.	56,000	83,746
Mosel Vitelic, Inc. (I)	286,758	62,265
Motech Industries, Inc. (I)	47,000	96,777
Nan Ya Printed Circuit Board Corp. (I)	87,000	109,181
Nantex Industry Company, Ltd.	11,550	7,466
Neo Solar Power Corp. (I)	369,190	547,115
Nien Hsing Textile Company, Ltd. (I)	449,000	463,142
Nishoku Technology, Inc.	6,000	10,800
Optimax Technology Corp. (I)	103,000	19,215
OptoTech Corp.	305,000	130,299
Orient Semiconductor Electronics, Ltd. (I)	382,000	67,371
P-Two Industries, Inc.	14,000	6,749
Pacific Construction Company, Ltd.	89,289	30,926
Pan Jit International, Inc. (I)	249,000	116,869
Pan-International Industrial	32,320	24,692
Paragon Technologies Company, Ltd. (I)	50,904	91,996
Pegatron Corp.	1,381,660	1,786,195
Phihong Technology Company, Ltd.	152,000	96,609
Plotech Company, Ltd.	30,000	10,656
Portwell, Inc.	42,000	40,401

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Pou Chen Corp.	622,348	$931,779
Powercom Company, Ltd. (I)	85,600	16,005
Powertech Technology, Inc. (I)	519,000	794,278
President Securities Corp.	564,285	335,556
Prime Electronics Satellitics, Inc.	22,000	16,631
Prince Housing & Development Corp.	50,000	29,500
Prodisc Technology, Inc. (I)	762,000	0
Qisda Corp. (I)	1,550,280	382,091
Quanta Storage, Inc.	131,000	135,537
Quintain Steel Company, Ltd. (I)	361,602	86,788
Radium Life Tech Company, Ltd.	398,247	320,292
Ralec Electronic Corp.	41,335	75,165
Rexon Industrial Corp., Ltd. (I)	63,456	26,758
Rich Development Company, Ltd.	131,000	58,784
Ritek Corp. (I)	4,226,029	718,944
Sampo Corp.	902,338	359,016
Sanyang Industrial Company, Ltd.	378,859	621,264
SDI Corp.	15,000	20,645
Sheng Yu Steel Company, Ltd.	169,000	127,427
ShenMao Technology, Inc.	13,000	14,802
Shih Her Technologies, Inc.	29,000	63,988
Shih Wei Navigation Company, Ltd.	54,039	38,269
Shihlin Electric & Engineering Corp.	41,000	52,242
Shin Kong Financial Holding Company, Ltd.	4,814,135	1,667,461
Shin Zu Shing Company, Ltd.	56,000	140,002
Shinkong Insurance Company, Ltd.	142,000	114,698
Shinkong Synthetic Fibers Corp.	2,221,239	780,174
Shuttle, Inc.	112,000	48,375
Sigurd Microelectronics Corp. (I)	341,293	326,439
Silicon Integrated Systems Corp. (I)	440,000	131,685
Silitech Technology Corp.	60,000	71,615
Singatron Enterprise Company, Ltd.	17,000	8,112
Sino-American Silicon Products, Inc. (I)	148,000	252,348
Sinon Corp.	368,650	206,749
SinoPac Financial Holdings Company, Ltd.	9,509,270	4,750,542
Sitronix Technology Corp.	75,000	115,952
Siward Crystal Technology Company, Ltd. (I)	64,213	33,455
Solar Applied Materials Technology Company	38,000	32,538
Solartech Energy Corp. (I)	134,000	128,997
Solomon Technology Corp. (I)	87,682	39,769
Solytech Enterprise Corp. (I)	72,000	26,051
Southeast Cement Company, Ltd.	295,000	173,486
Spirox Corp.	127,068	48,406
Stark Technology, Inc.	46,000	47,335
Sunonwealth Electric Machine
Industry Company, Ltd. (I)	19,000	12,370
Sunplus Technology Company, Ltd. (I)	409,000	157,574
Sunrex Technology Corp.	71,000	27,572
Super Dragon Technology Company, Ltd.	3,000	2,132
Supreme Electronics Company, Ltd.	198,672	100,550
Sweeten Construction Company, Ltd.	37,463	24,742
TA Chen Stainless Pipe (I)	673,788	319,032
Ta Chong Bank, Ltd. (I)	2,790,640	1,017,988
Ta Chong Securities Company, Ltd. (I)	51,000	17,114
Ta Ya Electric Wire & Cable Company, Ltd.	928,436	231,151
TA-I Technology Company, Ltd.	75,106	38,481
Tah Hsin Industrial Company, Ltd.	217,000	218,717
Taichung Commercial Bank	2,210,963	813,448
Tainan Enterprises Company, Ltd.	194,250	204,661
Tainan Spinning Company, Ltd.	1,729,697	1,223,382
Taishin Financial Holdings Company, Ltd.	8,631,395	4,251,316
Taisun Enterprise Company, Ltd. (I)	73,032	32,734
Taita Chemical Company, Ltd. (I)	140,028	58,568

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Business Bank (I)	4,097,732	$1,249,452
Taiwan Cement Corp.	3,198,983	4,974,126
Taiwan Cogeneration Corp.	359,434	209,906
Taiwan Cooperative Financial Holding	6,573,473	3,599,503
Taiwan Fertilizer Company, Ltd.	47,000	106,598
Taiwan Fire & Marine Insurance Company	6,000	4,982
Taiwan FU Hsing Industrial Company, Ltd.	45,000	48,920
Taiwan Hopax Chemicals
Manufacturing Company, Ltd.	10,200	6,861
Taiwan Kolin Company, Ltd. (I)	327,000	0
Taiwan Land Development Corp. (I)	533,376	196,402
Taiwan Mask Corp.	407,150	139,332
Taiwan Navigation Company, Ltd.	49,000	46,490
Taiwan Paiho, Ltd.	99,645	120,454
Taiwan PCB Techvest Company, Ltd.	78,000	93,278
Taiwan Pulp & Paper Corp. (I)	417,640	181,674
Taiwan Sakura Corp.	15,000	10,486
Taiwan Semiconductor Company, Ltd.	133,000	128,926
Taiwan Styrene Monomer Corp. (I)	166,121	117,725
Taiwan Surface Mounting
Technology Company, Ltd.	23,100	34,966
Taiwan TEA Corp. (I)	546,000	458,943
Taiwan Union Technology Corp.	65,000	50,101
Taiyen Biotech Company, Ltd. (I)	230,137	237,006
Tatung Company, Ltd. (I)	2,366,200	657,642
Teco Electric & Machinery Company, Ltd.	2,874,000	3,301,580
Tekcore Company, Ltd. (I)	17,000	7,470
Tex-Ray Industrial Company, Ltd.	91,800	44,870
The Ambassador Hotel	54,000	53,950
Thinking Electronic Industrial Company, Ltd.	52,000	69,341
Ton Yi Industrial Corp.	241,200	248,319
Tong Yang Industry Company, Ltd.	233,627	350,541
Tong-Tai Machine & Tool Company, Ltd.	112,363	101,467
Topoint Technology Company, Ltd.	70,212	49,686
Transasia Airways Corp.	48,000	20,455
Tripod Technology Corp.	15,000	26,937
Tung Ho Steel Enterprise Corp.	266,000	234,216
TYC Brother Industrial Company, Ltd. (I)	131,511	74,941
Tycoons Group Enterprise Company, Ltd. (I)	367,768	69,919
Tyntek Corp. (I)	209,096	55,283
TZE Shin International Company, Ltd.	50,698	19,750
U-Tech Media Corp. (I)	180,000	42,478
Unimicron Technology Corp.	1,112,000	844,704
Union Bank of Taiwan (I)	811,539	298,587
Unitech Computer Company, Ltd.	158,039	77,999
Unitech Printed Circuit Board Corp. (I)	717,975	288,573
United Microelectronics Corp.	16,156,794	6,748,613
Unity Opto Technology Company, Ltd. (I)	30,000	30,182
Universal Cement Corp.	821,108	779,458
Unizyx Holding Corp. (I)	377,000	237,066
UPC Technology Corp.	956,156	464,256
Ve Wong Corp.	93,993	78,614
Wafer Works Corp. (I)	268,342	150,189
Wah Hong Industrial Corp.	7,988	8,133
Wah Lee Industrial Corp.	98,000	155,902
Walsin Lihwa Corp. (I)	4,214,000	1,354,679
Walsin Technology Corp. (I)	858,044	231,076
Walton Advanced Engineering, Inc. (I)	229,584	82,572
Wan Hai Lines, Ltd.	149,050	77,580
Waterland Financial Holding Company, Ltd.	3,066,393	1,028,666
Ways Technical Corp., Ltd.	17,000	25,764
WEI Chih Steel Industrial Company, Ltd. (I)	100,000	16,281
Wei Mon Industry Company, Ltd. (I)	211,815	67,590

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Weikeng Industrial Company, Ltd.	94,500	$72,808
Well Shin Technology Company, Ltd.	30,000	49,410
Winbond Electronics Corp. (I)	4,720,000	1,271,148
Wintek Corp. (I)	1,535,000	537,453
Wistron Corp.	1,371,472	1,154,954
WT Microelectronics Company, Ltd.	78,509	92,958
WUS Printed Circuit Company, Ltd.	520,000	224,595
Yageo Corp.	2,483,600	897,707
Yang Ming Marine Transport Corp. (I)	786,500	368,666
YC INOX Company, Ltd.	187,000	143,637
Yem Chio Company, Ltd.	171,561	128,188
YFY, Inc.	1,678,202	840,062
Yi Jinn Industrial Company, Ltd. (I)	301,996	82,046
Yieh Phui Enterprise Company, Ltd. (I)	1,775,363	577,202
Young Fast Optoelectronics Company, Ltd.	103,000	110,280
Yuanta Financial Holdings Company, Ltd.	7,417,705	4,439,883
Yufo Electronics Company, Ltd.	12,000	8,098
Yulon Motor Company, Ltd.	653,000	1,184,500
Yung Chi Paint & Varnish
Manufacturing Company, Ltd.	10,787	28,375
Zenitron Corp.	150,000	96,416
Zig Sheng Industrial Company, Ltd. (I)	352,908	122,838
		163,036,491
Thailand - 2.8%
A.J. Plast PCL	117,500	33,076
AAPICO Hitech PCL	144,720	64,300
AP Thailand PCL	586,200	78,493
Asia Plus Securities PCL	301,300	31,725
Bangchak Petroleum PCL	805,100	686,026
Bangkok Bank PCL (L)	1,038,900	5,658,968
Bangkok Bank PCL, Foreign Shares	145,000	789,151
Bangkok Expressway PCL	565,700	576,718
Bangkok Insurance PCL	3,250	36,694
Bangkokland PCL (I)(L)	9,510,100	445,696
Banpu PCL	1,122,000	1,032,882
CalComp Electronics Thailand PCL (L)	1,880,300	169,376
Delta Electronics Thailand PCL	131,500	214,098
Eastern Water Resources Development &
Management PCL	275,500	102,285
Esso Thailand PCL	1,389,900	253,786
G J Steel PCL (I)	58,717,750	107,214
G Steel PCL (I)	3,947,700	12,014
Hana Microelectronics PCL	328,800	252,654
IRPC PCL	9,283,000	920,955
Italian-Thai Development PCL (I)	178,949	21,130
KGI Securities Thailand PCL	566,200	48,935
Kiatnakin Bank PCL	434,200	492,208
Krung Thai Bank PCL	6,209,500	3,117,978
Krungthai Card PCL	95,800	86,733
Loxley PCL	70,350	7,707
MBK PCL	46,300	197,261
Padaeng Industry PCL (I)	166,300	47,319
Polyplex PCL	266,900	75,132
Pranda Jewelry PCL	214,300	46,303
Precious Shipping PCL	577,100	374,079
Property Perfect PCL	1,534,900	42,506
PTT Global Chemical PCL	2,204,600	5,300,164
PTT PCL	321,600	2,799,075
Quality House PCL	819,833	65,866
Regional Container Lines PCL (I)	582,300	111,640
Saha-Union PCL	204,000	223,494
Sahaviriya Steel Industries PCL (I)	9,648,400	88,086
SC Asset Corp. PCL	1,517,063	139,426

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
Siam Future Development PCL	141,400	$24,313
Siamgas & Petrochemicals PCL	100,400	48,275
Somboon Advance Technology PCL	27,300	11,963
Sri Trang Agro-Industry PCL	518,700	205,207
Srithai Superware PCL	28,300	14,124
Tata Steel Thailand PCL (I)	5,227,800	114,547
Thai Airways International PCL	952,800	400,141
Thai Carbon Black PCL	44,000	30,128
Thai Oil PCL	923,900	1,581,539
Thai Stanley Electric PCL	700	4,431
Thanachart Capital PCL	811,900	796,828
Thitikorn PCL	59,000	16,159
Thoresen Thai Agencies PCL (I)(L)	612,724	324,449
TMB Bank PCL	15,334,300	961,310
TPI Polene PCL	1,302,600	428,122
Vanachai Group PCL	940,600	74,996
Vinythai PCL	276,900	88,480
		29,876,165
Turkey - 1.6%
Adana Cimento Sanayii TAS, Class A	60,198	101,195
Adese Alisveris Merkezleri Ticaret AS (I)(L)	6,723	37,566
Akenerji Elektrik Uretim AS (I)	150,806	84,246
Akfen Holding AS	42,353	83,825
Aksa Akrilik Kimya Sanayi AS	170,085	635,295
Alarko Holding AS	100,330	218,189
Albaraka Turk Katilim Bankasi AS (I)	47,374	33,959
Anadolu Anonim Tuerk Sigorta Sirketi (I)	360,610	223,426
Anadolu Cam Sanayii AS	125,202	111,881
Asya Katilim Bankasi AS (I)(L)	371,165	250,643
Aygaz AS	112,944	430,429
Baticim Bati Anadolu Cimento Sanayii AS (I)	16,440	43,334
Bolu Cimento Sanayii AS	25,259	29,070
Borusan Mannesmann Boru Sanayi ve
Ticaret AS	72,795	161,218
Cimsa Cimento Sanayi VE Tica	13,912	73,822
Deva Holding AS (I)	47,695	41,065
Dogan Sirketler Grubu Holdings AS (I)(L)	1,464,692	491,194
Eczacibasi Yatirim Holding Ortakligi AS	27,948	67,684
EGE Seramik Sanayi ve Ticaret AS	31,602	40,304
EIS Eczacibasi Ilac ve Sinai ve Finansal
Yatirimlar Sanayi ve Ticaret AS (L)	268,690	263,972
Eregli Demir ve Celik Fabrikalari TAS	1,171,495	1,407,427
Gentas Genel Metal Sanayi ve Ticaret AS	70,980	38,647
Global Yatirim Holding AS	380,889	207,592
Goldas Kuyumculuk Sanayi Ithalat ve
Ihracat AS (I)	54,846	5,360
Goltas Goller Bolgesi Cimento Sanayi ve
Ticaret AS	1,534	34,002
GSD Holding AS (I)	418,949	169,803
Gunes Sigorta (I)	14,161	12,857
Hurriyet Gazetecilik AS (I)	291,507	81,437
Ihlas Holding AS (I)(L)	481,506	94,140
Is Finansal Kiralama AS (I)	91,809	41,027
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class A (I)	390,415	347,000
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class B (I)(L)	61,323	96,420
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class D (I)	428,450	211,359
Karsan Otomotiv Sanayii Ve Ticaret AS (I)	130,897	54,310
KOC Holdings AS	465,287	1,907,573
Kordsa Global Endustriyel Iplik ve Kord Bezi
Sanayi ve Ticaret AS	113,287	147,087

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Menderes Tekstil Sanayi ve Ticaret AS (I)	171,704	$33,602
Metro Ticari ve Mali Yatirimlar Holding AS (I)	49,860	16,495
Net Turizm Ticaret ve Sanayi AS (I)	196,638	80,565
Parsan Makina Parcalari (I)	48,236	63,304
Pinar Entegre Et ve Un Sanayi AS	36,324	126,816
Polyester Sanayi AS (I)	105,156	43,053
Sarkuysan Elektrolitik Bakir Sanayi ve
Ticaret AS	168,256	232,656
Sekerbank TAS (I)	472,361	457,682
Selcuk Ecza Deposu Ticaret ve Sanayi AS (L)	50,128	43,414
Soda Sanayii AS	111,103	134,530
Tekfen Holding AS	210,781	492,029
Tekstil Bankasi AS (I)	84,007	41,879
Trakya Cam Sanayi AS	430,014	508,686
Turcas Petrol AS (L)	47,466	55,049
Turkiye Is Bankasi, Class C	993,689	2,151,429
Turkiye Sinai Kalkinma Bankasi AS	817,614	696,764
Turkiye Sise ve Cam Fabrikalari AS	757,627	958,981
Turkiye Vakiflar Bankasi Tao, Class D	1,023,771	1,821,937
Uzel Makina Sanayii AS (I)	22,930	0
Vestel Beyaz Esya Sanayi ve Ticaret AS (I)	11,650	16,477
Vestel Elektronik Sanayi ve Tracaret AS (I)(L)	118,623	85,600
Yapi ve Kredi Bankasi AS	360,334	624,344
Zorlu Enerji Elektrik Uretim AS (I)	122,685	59,434
		17,023,084
United States - 0.0%
Integrated Memory Logic, Ltd.	9,000	19,645
TOTAL COMMON STOCKS (Cost $1,052,041,196)		$1,048,111,504

PREFERRED SECURITIES - 2.6%
Brazil - 2.5%
Banco ABC Brasil SA	77,050	411,780
Banco Daycoval SA	88,000	298,736
Banco Industrial e Comercial SA	155,800	489,378
Banco Panamericano SA (I)	1,800	3,499
Banco Pine SA	34,254	152,835
Banco Sofisa SA	75,400	84,271
Cia Ferro Ligas da Bahia - Ferbasa	119,324	665,624
Eucatex SA Industria e Comercio	45,078	129,675
Forjas Taurus SA	45,805	44,266
Gerdau SA	444,000	3,448,763
Inepar SA Industria e Construcoes (I)	91,948	34,225
Parana Banco SA	21,400	104,893
Petroleo Brasileiro SA	1,299,468	9,412,835
Suzano Papel e Celulose SA	379,300	1,488,252
Unipar Participacoes SA	773,200	173,090
Usinas Siderurgicas de Minas Gerais SA (I)	920,837	5,547,464
Vale SA	364,600	5,052,951
		27,542,537
Colombia - 0.1%
Grupo de Inversiones Suramericana SA	34,982	634,026
TOTAL PREFERRED SECURITIES (Cost $34,481,417)		$28,176,563

RIGHTS - 0.0%
Bank Bukopin Tbk PT (Expiration Date:
01/07/2014; Strike Price: IDR 660.00)	1,497,486	123
JB Financial Group Company, Ltd. (Expiration
Date: 01/08/2014; Strike Price:
KRW 5020.00)	16,317	21,027

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

RIGHTS (continued)
Polimex-Mostostal SA (Strike Price:
PLN 0.52) (I)(N)	283,029	$0
TOTAL RIGHTS (Cost $0)		$21,150

WARRANTS - 0.0%
G J Steel PCL (Expiration Date: 02/07/2020;
Strike Price: THB 0.15) (I)	3,523,065	15,010
Genting BHD (Expiration Date: 01/29/2014;
Strike Price: MYR 7.96) (I)	47,525	45,414
Loxley PCL (Expiration Date: 04/21/2016;
Strike Price: THB 7.00) (I)	837	7
Malaysian Resources Corp. BHD (Expiration
Date: 09/16/2018; Strike Price:
MYR 2.30) (I)	216,700	14,886
Symphony Life BHD (Expiration Date:
11/11/2020; Strike Price: MYR 1.10) (I)	48,813	4,918
TOTAL WARRANTS (Cost $45,636)		$80,235

SECURITIES LENDING COLLATERAL - 6.5%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	7,021,632	70,267,579
TOTAL SECURITIES LENDING
COLLATERAL (Cost $70,272,974)		$70,267,579
Total Investments (Emerging Markets Value Trust)
(Cost $1,156,841,223) - 106.0%		$1,146,657,031
Other assets and liabilities, net - (6.0%)		(64,512,398)
TOTAL NET ASSETS - 100.0%		$1,082,144,633

Equity-Income Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 93.5%
Consumer Discretionary - 10.5%
Auto Components - 0.7%
Johnson Controls, Inc.	287,500	$14,748,750
Automobiles - 1.2%
Ford Motor Company	718,800	11,091,083
General Motors Company (I)	334,998	13,691,368
		24,782,451
Distributors - 0.5%
Genuine Parts Company (L)	140,600	11,696,514
Hotels, Restaurants & Leisure - 0.9%
Carnival Corp. (L)	463,800	18,630,846
Household Durables - 0.1%
Whirlpool Corp.	14,500	2,274,470
Leisure Equipment & Products - 1.1%
Mattel, Inc.	474,875	22,594,553
Media - 3.4%
Cablevision Systems Corp., Class A	533,000	9,556,690
Comcast Corp., Class A	198,300	10,304,660
The Madison Square Garden, Inc., Class A (I)	152,400	8,775,192
The New York Times Company, Class A (L)	488,000	7,744,560
The Walt Disney Company	152,600	11,658,640
Time Warner, Inc.	359,600	25,071,312
		73,111,054

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail - 1.8%
Kohl’s Corp. (L)	413,300	$23,454,775
Macy’s, Inc.	267,700	14,295,180
		37,749,955
Specialty Retail - 0.8%
Staples, Inc.	952,400	15,133,636
Tiffany & Company	14,900	1,382,422
		16,516,058
		222,104,651
Consumer Staples - 4.9%
Beverages - 0.9%
PepsiCo, Inc.	215,300	17,856,982
The Coca-Cola Company	32,200	1,330,182
		19,187,164
Food Products - 2.4%
Archer-Daniels-Midland Company	537,900	23,344,860
Campbell Soup Company (L)	426,500	18,458,920
McCormick & Company, Inc. (L)	120,300	8,291,076
		50,094,856
Household Products - 1.0%
The Clorox Company (L)	232,800	21,594,528
Personal Products - 0.6%
Avon Products, Inc.	728,300	12,541,326
		103,417,874
Energy - 14.5%
Energy Equipment & Services - 1.6%
Diamond Offshore Drilling, Inc. (L)	224,900	12,801,308
Schlumberger, Ltd.	235,500	21,220,905
		34,022,213
Oil, Gas & Consumable Fuels - 12.9%
Anadarko Petroleum Corp.	228,600	18,132,552
Apache Corp.	431,300	37,065,922
BP PLC, ADR	234,775	11,412,413
Chevron Corp.	385,700	48,177,787
ConocoPhillips	119,700	8,456,805
CONSOL Energy, Inc.	395,300	15,037,212
Eni SpA	185,535	4,483,203
Exxon Mobil Corp.	400,000	40,480,000
Hess Corp.	287,500	23,862,500
Murphy Oil Corp.	331,500	21,507,720
Petroleo Brasileiro SA, ADR (L)	824,500	11,361,610
Royal Dutch Shell PLC, ADR	418,300	29,812,241
Talisman Energy, Inc.	374,900	4,367,585
		274,157,550
		308,179,763
Financials - 19.4%
Capital Markets - 1.9%
Legg Mason, Inc. (L)	447,502	19,457,387
Northern Trust Corp.	323,500	20,021,415
The Bank of New York Mellon Corp.	13,524	472,529
		39,951,331
Commercial Banks - 6.4%
PNC Financial Services Group, Inc.	359,400	27,882,252
Regions Financial Corp.	799,700	7,909,033
SunTrust Banks, Inc.	547,400	20,149,794
U.S. Bancorp	880,000	35,552,000

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Wells Fargo & Company	957,400	$43,465,960
		134,959,039
Consumer Finance - 1.1%
American Express Company	257,900	23,399,267
Diversified Financial Services - 4.9%
Bank of America Corp.	2,093,993	32,603,471
JPMorgan Chase & Company	972,675	56,882,034
McGraw-Hill Financial, Inc.	195,700	15,303,740
		104,789,245
Insurance - 4.4%
Lincoln National Corp.	217,900	11,247,998
Loews Corp.	144,600	6,975,504
Marsh & McLennan Companies, Inc.	547,900	26,496,444
Sun Life Financial, Inc. (L)	240,900	8,510,997
The Allstate Corp.	431,300	23,523,102
The Chubb Corp.	105,400	10,184,802
Willis Group Holdings PLC	145,500	6,519,855
		93,458,702
Real Estate Investment Trusts - 0.7%
Weyerhaeuser Company	476,000	15,027,320
		411,584,904
Health Care - 6.5%
Health Care Providers & Services - 0.5%
Quest Diagnostics, Inc. (L)	193,800	10,376,052
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	108,812	6,222,958
Pharmaceuticals - 5.7%
Bristol-Myers Squibb Company	421,525	22,404,054
GlaxoSmithKline PLC	408,081	10,902,891
Hospira, Inc. (I)	181,500	7,492,320
Johnson & Johnson	333,000	30,499,470
Merck & Company, Inc.	476,250	23,836,313
Pfizer, Inc.	883,235	27,053,488
		122,188,536
		138,787,546
Industrials - 14.9%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	299,500	27,365,315
The Boeing Company	178,000	24,295,220
		51,660,535
Air Freight & Logistics - 1.1%
United Parcel Service, Inc., Class B	225,200	23,664,016
Airlines - 0.9%
United Continental Holdings, Inc. (I)	539,100	20,394,153
Building Products - 0.9%
Masco Corp.	519,200	11,822,184
USG Corp. (I)(L)	282,700	8,023,026
		19,845,210
Electrical Equipment - 1.8%
Eaton Corp. PLC	158,304	12,050,100
Emerson Electric Company	365,600	25,657,808
		37,707,908
Industrial Conglomerates - 3.0%
General Electric Company	2,248,900	63,036,667

Equity-Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery - 3.7%
Deere & Company	138,200	$12,621,806
Illinois Tool Works, Inc.	358,500	30,142,680
Joy Global, Inc. (L)	197,700	11,563,473
Stanley Black & Decker, Inc.	134,600	10,860,874
Xylem, Inc.	365,548	12,647,961
		77,836,794
Road & Rail - 1.1%
Norfolk Southern Corp.	244,400	22,687,652
		316,832,935
Information Technology - 9.5%
Communications Equipment - 1.8%
Cisco Systems, Inc.	759,200	17,044,040
Harris Corp.	294,000	20,524,140
		37,568,180
Computers & Peripherals - 2.1%
Apple, Inc.	46,700	26,203,837
Dell, Inc.	1,271,400	17,481,750
		43,685,587
Electronic Equipment, Instruments & Components - 0.9%
Corning, Inc.	1,078,200	19,213,524
IT Services - 1.0%
Computer Sciences Corp.	264,424	14,776,013
The Western Union Company (L)	435,700	7,515,825
		22,291,838
Semiconductors & Semiconductor Equipment - 2.2%
Analog Devices, Inc.	297,200	15,136,396
Applied Materials, Inc.	905,300	16,014,757
Texas Instruments, Inc.	344,100	15,109,431
		46,260,584
Software - 1.5%
CA, Inc.	181,200	6,097,380
Microsoft Corp.	675,425	25,281,158
		31,378,538
		200,398,251
Materials - 4.8%
Chemicals - 1.0%
E.I. du Pont de Nemours & Company	189,300	12,298,821
Potash Corp. of Saskatchewan, Inc.	264,700	8,724,512
		21,023,333
Construction Materials - 0.7%
Vulcan Materials Company (L)	254,400	15,116,448
Containers & Packaging - 0.5%
MeadWestvaco Corp.	286,100	10,565,673
Metals & Mining - 1.2%
Newmont Mining Corp.	301,900	6,952,757
Nucor Corp.	360,000	19,216,800
		26,169,557
Paper & Forest Products - 1.4%
International Paper Company	577,900	28,334,437
		101,209,448
Telecommunication Services - 3.4%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	845,849	29,740,051
CenturyLink, Inc.	297,317	9,469,546

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Telefonica SA	399,236	$6,527,812
Verizon Communications, Inc.	359,900	17,685,486
		63,422,895
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC	2,436,690	9,593,711
		73,016,606
Utilities - 5.1%
Electric Utilities - 3.6%
Duke Energy Corp.	336,519	23,223,176
Entergy Corp.	279,700	17,696,619
Exelon Corp.	503,600	13,793,604
FirstEnergy Corp.	282,400	9,313,552
Xcel Energy, Inc.	422,600	11,807,444
		75,834,395
Independent Power Producers & Energy Traders - 0.4%
AES Corp.	558,200	8,099,482
Multi-Utilities - 1.1%
NiSource, Inc.	701,700	23,071,896
		107,005,773
TOTAL COMMON STOCKS (Cost $1,306,277,206)		$1,982,537,751

PREFERRED SECURITIES - 0.1%
Financials - 0.1%
Weyerhaeuser Company, 6.375%	19,750	1,106,790
TOTAL PREFERRED SECURITIES (Cost $987,500)		$1,106,790

SECURITIES LENDING COLLATERAL - 5.3%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	11,148,014	111,561,517
TOTAL SECURITIES LENDING
COLLATERAL (Cost $111,569,546)		$111,561,517

SHORT-TERM INVESTMENTS - 5.3%
Money Market Funds - 5.3%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	2,032,513	2,032,513
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	111,069,980	111,069,980
TOTAL SHORT-TERM INVESTMENTS (Cost $113,102,493)		$113,102,493
Total Investments (Equity-Income Trust)
(Cost $1,531,936,745) - 104.2%		$2,208,308,551
Other assets and liabilities, net - (4.2%)		(88,632,173)
TOTAL NET ASSETS - 100.0%		$2,119,676,378

Financial Services Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.2%
Consumer Discretionary - 1.6%
Specialty Retail - 1.6%
Bed Bath & Beyond, Inc. (I)	35,940	$2,885,982

Financial Services Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 3.6%
Food & Staples Retailing - 3.6%
CVS Caremark Corp.	92,800	$6,641,696
Energy - 2.9%
Oil, Gas & Consumable Fuels - 2.9%
Canadian Natural Resources, Ltd. (L)	154,460	5,226,926
Financials - 81.5%
Capital Markets - 21.9%
Ameriprise Financial, Inc.	31,986	3,679,989
Julius Baer Group, Ltd. (I)	191,194	9,188,020
Oaktree Capital Group LLC	156,850	9,229,054
The Bank of New York Mellon Corp.	315,586	11,026,575
The Charles Schwab Corp.	27,502	715,052
The Goldman Sachs Group, Inc.	34,838	6,175,384
		40,014,074
Commercial Banks - 12.6%
ICICI Bank, Ltd., ADR	34,573	1,285,078
SKBHC Holdings LLC (I)(R)	516	3,250,272
State Bank of India, GDR	99,569	5,714,837
U.S. Bancorp	8,529	344,572
Wells Fargo & Company	275,881	12,524,997
		23,119,756
Consumer Finance - 13.0%
American Express Company	258,328	23,438,099
The First Marblehead Corp. (I)	41,016	303,108
		23,741,207
Diversified Financial Services - 0.3%
Bank of America Corp.	36,055	561,376
Insurance - 29.6%
Alleghany Corp. (I)	20,829	8,330,767
American International Group, Inc.	197,130	10,063,487
Everest Re Group, Ltd.	54,438	8,485,251
Loews Corp.	170,475	8,223,714
Markel Corp. (I)	18,474	10,721,386
The Progressive Corp.	306,360	8,354,437
		54,179,042
Real Estate Management & Development - 4.1%
Brookfield Asset Management, Inc., Class A	186,590	7,245,290
Brookfield Property Partners LP	10,337	206,120
		7,451,410
		149,066,865
Information Technology - 9.6%
Internet Software & Services - 2.9%
Google, Inc., Class A (I)	4,800	5,379,408
IT Services - 6.7%
Cielo SA	80,553	2,231,175
Visa, Inc., Class A	44,633	9,938,876
		12,170,051
		17,549,459
TOTAL COMMON STOCKS (Cost $127,336,167)		$181,370,928

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Financial Services Trust (continued)

	Shares or
	Principal
	Amount	Value

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	137,630	1,377,309
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,377,354)		$1,377,309
Total Investments (Financial Services Trust)
(Cost $128,713,521) - 99.9%		$182,748,237
Other assets and liabilities, net - 0.1%		114,329
TOTAL NET ASSETS - 100.0%		$182,862,566

Franklin Templeton Founding Allocation Trust

	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.0%
Affiliated Investment Companies - 100.0%
Equity - 66.7%
John Hancock Variable Insurance Trust (G) - 66.7%
Global, Series NAV (Templeton)	22,606,167	$462,748,237
Mutual Shares, Series NAV (Franklin)	33,652,978	462,391,925
Fixed Income - 33.3%
John Hancock Variable Insurance Trust (G) - 33.3%
Income, Series NAV (Franklin)	38,800,526	462,502,272
		1,387,642,434
TOTAL INVESTMENT COMPANIES (Cost $1,087,537,455)		$1,387,642,434
Total Investments (Franklin Templeton Founding Allocation
Trust) (Cost $1,087,537,455) - 100.0%		$1,387,642,434
Other assets and liabilities, net - 0.0%		(74,781)
TOTAL NET ASSETS - 100.0%		$1,387,567,653

Fundamental All Cap Core Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.6%
Consumer Discretionary - 25.6%
Diversified Consumer Services - 2.1%
Apollo Education Group, Inc. (I)	1,285,865	$35,129,832
Hotels, Restaurants & Leisure - 0.9%
Starbucks Corp.	198,660	15,572,954
Household Durables - 8.9%
Lennar Corp., Class A	2,093,992	82,838,324
NVR, Inc. (I)	30,796	31,597,004
Tempur Sealy International, Inc. (I)	611,136	32,976,899
		147,412,227
Internet & Catalog Retail - 9.2%
Amazon.com, Inc. (I)	319,141	127,270,239
Blue Nile, Inc. (I)	527,890	24,858,340
		152,128,579
Specialty Retail - 4.5%
Advance Auto Parts, Inc.	447,413	49,519,671

Fundamental All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Lowe’s Companies, Inc.	511,567	$25,348,145
		74,867,816
		425,111,408
Consumer Staples - 2.7%
Beverages - 2.7%
Diageo PLC, ADR	118,670	15,714,281
Heineken Holding NV	212,367	13,442,777
SABMiller PLC	323,421	16,648,119
		45,805,177
		45,805,177
Energy - 8.2%
Energy Equipment & Services - 3.8%
National Oilwell Varco, Inc.	170,247	13,539,744
Schlumberger, Ltd.	192,245	17,323,197
Weatherford International, Ltd. (I)	2,116,240	32,780,558
		63,643,499
Oil, Gas & Consumable Fuels - 4.4%
Apache Corp.	187,749	16,135,149
Cabot Oil & Gas Corp.	629,655	24,405,428
Occidental Petroleum Corp.	165,265	15,716,702
Range Resources Corp.	193,935	16,350,660
		72,607,939
		136,251,438
Financials - 23.9%
Capital Markets - 13.1%
AllianceBernstein Holding LP	1,543,373	32,935,580
Morgan Stanley	1,707,932	53,560,748
Northern Trust Corp.	352,266	21,801,743
T. Rowe Price Group, Inc.	468,792	39,270,706
The Goldman Sachs Group, Inc.	391,054	69,318,232
		216,887,009
Commercial Banks - 1.0%
CIT Group, Inc.	310,821	16,203,099

Diversified Financial Services - 6.9%
Bank of America Corp.	5,222,472	81,313,889
JPMorgan Chase & Company	577,588	33,777,346
		115,091,235
Insurance - 2.9%
American International Group, Inc.	950,057	48,500,410
		396,681,753
Health Care - 1.9%
Health Care Providers & Services - 1.9%
AMN Healthcare Services, Inc. (I)	2,099,311	30,859,872

Industrials - 6.0%
Aerospace & Defense - 2.7%
L-3 Communications Holdings, Inc.	169,385	18,100,481
TransDigm Group, Inc.	162,791	26,212,607
		44,313,088
Electrical Equipment - 2.3%
Sensata Technologies Holding NV (I)	972,629	37,708,826
Professional Services - 1.0%
IHS, Inc., Class A (I)	142,659	17,076,282
		99,098,196

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Information Technology - 26.8%
Communications Equipment - 5.4%
QUALCOMM, Inc.	1,206,586	$89,589,011
Computers & Peripherals - 9.9%
Apple, Inc.	190,275	106,765,205
EMC Corp.	1,146,279	28,828,917
NetApp, Inc.	716,922	29,494,171
		165,088,293
Internet Software & Services - 6.0%
Bankrate, Inc. (I)	2,357,534	42,294,160
Google, Inc., Class A (I)	51,395	57,598,890
		99,893,050
IT Services - 3.6%
Broadridge Financial Solutions, Inc.	212,824	8,410,804
VeriFone Systems, Inc. (I)	1,924,138	51,605,381
		60,016,185
Software - 1.9%
FactSet Research Systems, Inc.	288,932	31,372,237
		445,958,776
Materials - 2.5%
Containers & Packaging - 2.5%
Avery Dennison Corp.	817,325	41,021,542
TOTAL COMMON STOCKS (Cost $1,198,130,441)		$1,620,788,162

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreement - 1.3%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2013 at 0.010% to be
repurchased at $21,905,012 on 01/02/2014,
collateralized by $22,869,700 U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$22,343,185, including interest)	$21,905,000	$21,905,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,905,000)		$21,905,000
Total Investments (Fundamental All Cap Core Trust)
(Cost $1,220,035,441) - 98.9%		$1,642,693,162
Other assets and liabilities, net - 1.1%		18,758,639
TOTAL NET ASSETS - 100.0%		$1,661,451,801

Fundamental Large Cap Value Trust
	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.9%
Consumer Discretionary - 15.6%
Diversified Consumer Services - 1.9%
Apollo Education Group, Inc. (I)	751,903	$20,541,990
Household Durables - 6.1%
Dorel Industries, Inc., Class B	125,958	4,797,609
Lennar Corp., Class A	983,122	38,892,306
Tempur Sealy International, Inc. (I)	418,897	22,603,682
		66,293,597
Media - 1.1%
Omnicom Group, Inc.	167,534	12,459,504

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail - 4.9%
Advance Auto Parts, Inc.	260,576	$28,840,552
Lowe’s Companies, Inc.	496,130	24,583,242
		53,423,794
Textiles, Apparel & Luxury Goods - 1.6%
Adidas AG	138,982	17,722,681
		170,441,566
Consumer Staples - 10.3%
Beverages - 5.9%
Diageo PLC, ADR	125,877	16,668,632
Heineken Holding NV	169,848	10,751,335
PepsiCo, Inc.	218,628	18,133,006
SABMiller PLC	374,889	19,297,438
		64,850,411
Food Products - 1.0%
Danone SA	145,005	10,460,929
Household Products - 1.3%
The Procter & Gamble Company	181,097	14,743,107
Tobacco - 2.1%
Imperial Tobacco Group PLC	314,821	12,205,013
Philip Morris International, Inc.	121,118	10,553,011
		22,758,024
		112,812,471
Energy - 13.6%
Energy Equipment & Services - 3.2%
National Oilwell Varco, Inc.	166,427	13,235,939
Weatherford International, Ltd. (I)	1,406,924	21,793,253
		35,029,192
Oil, Gas & Consumable Fuels - 10.4%
Apache Corp.	418,668	35,980,328
Chevron Corp.	169,389	21,158,380
Exxon Mobil Corp.	79,162	8,011,194
Occidental Petroleum Corp.	348,403	33,133,125
Southwestern Energy Company (I)	409,659	16,111,888
		114,394,915
		149,424,107
Financials - 32.1%
Capital Markets - 14.5%
AllianceBernstein Holding LP	1,059,921	22,618,714
Morgan Stanley	1,096,486	34,385,801
Northern Trust Corp.	513,786	31,798,216
State Street Corp.	319,618	23,456,765
The Goldman Sachs Group, Inc.	259,526	46,003,579
		158,263,075
Commercial Banks - 4.0%
CIT Group, Inc.	418,509	21,816,874
Wells Fargo & Company	494,735	22,460,969
		44,277,843
Diversified Financial Services - 9.5%
Bank of America Corp.	3,009,204	46,853,306
JPMorgan Chase & Company	976,502	57,105,837
		103,959,143
Insurance - 4.1%
American International Group, Inc.	883,635	45,109,567
		351,609,628

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 5.4%
Biotechnology - 0.8%
Amgen, Inc.	73,330	$8,371,353
Health Care Equipment & Supplies - 1.6%
Medtronic, Inc.	304,573	17,479,444
Pharmaceuticals - 3.0%
Merck & Company, Inc.	325,131	16,272,807
Novartis AG, ADR	206,608	16,607,151
		32,879,958
		58,730,755
Industrials - 6.0%
Air Freight & Logistics - 1.8%
FedEx Corp.	137,667	19,792,385
Electrical Equipment - 1.7%
Sensata Technologies Holding NV (I)	468,122	18,149,090
Industrial Conglomerates - 2.5%
General Electric Company	989,724	27,741,964
		65,683,439
Information Technology - 14.3%
Communications Equipment - 4.5%
Cisco Systems, Inc.	836,097	18,770,378
QUALCOMM, Inc.	411,762	30,573,329
		49,343,707
Computers & Peripherals - 4.6%
Apple, Inc.	89,185	50,042,595
IT Services - 1.0%
Broadridge Financial Solutions, Inc.	279,789	11,057,261
Semiconductors & Semiconductor Equipment - 1.0%
Intel Corp.	449,924	11,680,027
Software - 3.2%
Microsoft Corp.	423,230	15,841,499
Oracle Corp.	501,711	19,195,463
		35,036,962
		157,160,552
Materials - 1.6%
Containers & Packaging - 1.6%
Avery Dennison Corp.	357,164	17,926,061
TOTAL COMMON STOCKS (Cost $927,907,898)		$1,083,788,579

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreement - 0.4%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2013 at 0.010% to be
repurchased at $4,167,002 on 01/02/2014,
collateralized by $4,350,600 U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$4,250,439, including interest)	$4,167,000	$4,167,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,167,000)		$4,167,000
Total Investments (Fundamental Large Cap Value Trust)
(Cost $932,074,898) - 99.3%		$1,087,955,579
Other assets and liabilities, net - 0.7%		7,749,664
TOTAL NET ASSETS - 100.0%		$1,095,705,243

Fundamental Value Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.9%
Consumer Discretionary - 11.1%
Automobiles - 0.8%
Harley-Davidson, Inc.	186,418	$12,907,586
Household Durables - 0.2%
Hunter Douglas NV	68,688	3,109,833
Internet & Catalog Retail - 2.9%
Liberty Interactive Corp., Series A (I)	425,495	12,488,278
Liberty Ventures, Series A (I)	28,616	3,508,035
Netflix, Inc. (I)	21,860	8,048,196
priceline.com, Inc. (I)	18,110	21,051,064
		45,095,573
Media - 3.0%
Liberty Global PLC, Series C (I)	325,400	27,437,728
The Walt Disney Company	256,560	19,601,184
		47,038,912
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc. (I)	635,118	50,999,975
CarMax, Inc. (I)	255,468	12,012,105
		63,012,080
Textiles, Apparel & Luxury Goods - 0.2%
Cie Financiere Richemont SA	39,000	3,895,998
		175,059,982
Consumer Staples - 14.5%
Beverages - 3.8%
Diageo PLC, ADR	217,312	28,776,455
Heineken Holding NV	260,998	16,521,107
The Coca-Cola Company	363,140	15,001,313
		60,298,875
Food & Staples Retailing - 9.7%
Costco Wholesale Corp.	546,088	64,989,933
CVS Caremark Corp.	1,226,316	87,767,436
		152,757,369
Food Products - 0.1%
Nestle SA	22,680	1,662,218
Tobacco - 0.9%
Philip Morris International, Inc.	170,957	14,895,483
		229,613,945
Energy - 6.9%
Energy Equipment & Services - 0.7%
Schlumberger, Ltd.	123,140	11,096,145
Oil, Gas & Consumable Fuels - 6.2%
Canadian Natural Resources, Ltd.	1,147,130	38,818,879
EOG Resources, Inc.	301,513	50,605,942
Occidental Petroleum Corp.	84,870	8,071,137
		97,495,958
		108,592,103
Financials - 36.3%
Capital Markets - 10.3%
Ameriprise Financial, Inc.	117,287	13,493,869
Julius Baer Group, Ltd. (I)	784,800	37,714,353
The Bank of New York Mellon Corp.	2,494,322	87,151,611
The Charles Schwab Corp.	661,290	17,193,540
The Goldman Sachs Group, Inc.	39,960	7,083,310
		162,636,683

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Fundamental Value Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks - 5.8%
Wells Fargo & Company	2,024,696	$91,921,198
Consumer Finance - 6.9%
American Express Company	1,204,742	109,306,242
Diversified Financial Services - 4.1%
Berkshire Hathaway, Inc. Class A (I)	281	49,989,900
JPMorgan Chase & Company	236,408	13,825,140
		63,815,040
Insurance - 7.2%
ACE, Ltd.	136,000	14,080,080
Alleghany Corp. (I)	49,646	19,856,414
Fairfax Financial Holdings, Ltd.	22,200	8,881,332
Fairfax Financial Holdings, Ltd.	8,800	3,513,455
Loews Corp.	635,540	30,658,450
Markel Corp. (I)	5,723	3,321,343
The Progressive Corp.	1,238,244	33,766,914
		114,077,988
Real Estate Management & Development - 2.0%
Brookfield Asset Management, Inc., Class A	456,380	17,721,235
Brookfield Property Partners LP	26,196	522,348
Hang Lung Group, Ltd.	2,503,200	12,711,536
		30,955,119
		572,712,270
Health Care - 6.7%
Health Care Providers & Services - 6.2%
Express Scripts Holding Company (I)	417,268	29,308,904
Laboratory Corp. of America Holdings (I)	317,490	29,009,061
UnitedHealth Group, Inc.	524,300	39,479,790
		97,797,755
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	134,580	7,696,630
		105,494,385
Industrials - 5.1%
Aerospace & Defense - 0.5%
Textron, Inc.	223,560	8,218,066
Commercial Services & Supplies - 0.9%
Iron Mountain, Inc. (L)	475,409	14,428,663
Machinery - 1.1%
PACCAR, Inc.	289,530	17,131,490
Marine - 1.2%
Kuehne & Nagel International AG	146,776	19,292,142
Professional Services - 0.3%
Experian PLC	196,950	3,638,130
Transportation Infrastructure - 1.1%
China Merchants Holdings
International Company, Ltd.	4,167,316	15,267,206
Wesco Aircraft Holdings, Inc. (I)	104,350	2,287,352
		17,554,558
		80,263,049
Information Technology - 12.6%
Computers & Peripherals - 0.4%
Hewlett-Packard Company	222,846	6,235,231
Internet Software & Services - 6.7%
Google, Inc., Class A (I)	86,500	96,941,415
Qihoo 360 Technology
Company, Ltd., ADR (I)(L)	57,650	4,730,183

Fundamental Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Twitter, Inc. (I)(L)	75,270	$4,790,936
		106,462,534
IT Services - 1.0%
Visa, Inc., Class A	67,830	15,104,384
Semiconductors & Semiconductor Equipment - 2.0%
Texas Instruments, Inc.	727,110	31,927,400
Software - 2.5%
Activision Blizzard, Inc.	755,900	13,477,697
Microsoft Corp.	365,624	13,685,306
Oracle Corp.	316,620	12,113,881
		39,276,884
		199,006,433
Materials - 5.7%
Chemicals - 4.9%
Air Products & Chemicals, Inc.	312,840	34,969,255
Ecolab, Inc.	191,855	20,004,721
Monsanto Company	124,190	14,474,345
Praxair, Inc.	63,913	8,310,607
		77,758,928
Construction Materials - 0.8%
Lafarge SA	123,620	9,278,900
Martin Marietta Materials, Inc.	34,241	3,422,046
		12,700,946
Paper & Forest Products - 0.0%
Emerald Plantation Holdings, Ltd. (I)	493,800	74,070
		90,533,944
TOTAL COMMON STOCKS (Cost $920,328,890)		$1,561,276,111

CORPORATE BONDS - 0.0%
Materials - 0.0%
Emerald Plantation Holdings, Ltd., PIK
6.000%, 01/30/2020	$551,751	$372,763
TOTAL CORPORATE BONDS (Cost $3,227,103)		$372,763

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	1,185,615	11,864,805
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,864,717)		$11,864,805

COMMERCIAL PAPER - 1.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.130%,
01/02/2014 *	$10,200,000	$10,199,963
Working Capital Management Company
0.140%, 01/03/2014 *	10,000,000	9,999,922
TOTAL COMMERCIAL PAPER (Cost $20,199,885)		$20,199,885
Total Investments (Fundamental Value Trust)
(Cost $955,620,595) - 100.9%		$1,593,713,564
Other assets and liabilities, net - (0.9%)		(14,690,159)
TOTAL NET ASSETS - 100.0%		$1,579,023,405

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.7%
Brazil - 1.4%
Petroleo Brasileiro SA, Class A, ADR (L)	492,910	$7,240,847
Vale SA (Preference A Shares), ADR	146,440	2,051,624
		9,292,471
Canada - 1.5%
Talisman Energy, Inc.	861,360	10,014,398
China - 1.1%
China Shenhua Energy Company, Ltd.,
H Shares	1,088,800	3,452,839
China Telecom Corp., Ltd., ADR (L)	53,040	2,682,233
Dongfang Electric Corp., Ltd., H Shares	656,556	1,154,810
		7,289,882
Denmark - 0.5%
FLSmidth & Company A/S, B Shares (L)	62,790	3,433,762
France - 10.8%
Alstom SA	195,310	7,122,274
AXA SA	344,246	9,586,422
BNP Paribas SA	156,640	12,219,056
Cie Generale des Etablissements Michelin	76,252	8,113,260
Credit Agricole SA (I)	684,920	8,779,933
Sanofi	105,670	11,285,006
Total SA	178,610	10,962,977
Vivendi SA	198,244	5,229,161
		73,298,089
Germany - 6.0%
Commerzbank AG (I)	281,510	4,544,523
Deutsche Lufthansa AG (I)	517,190	10,962,642
Merck KGaA	38,100	6,836,200
Metro AG	50,050	2,426,415
Muenchener Rueckversicherungs AG	24,810	5,472,338
OSRAM Licht AG (I)	6,345	358,212
SAP AG	14,430	1,251,392
Siemens AG	63,450	8,700,171
		40,551,893
Hong Kong - 0.3%
China Mobile, Ltd.	187,000	1,944,218
Noble Group, Ltd.	524,600	446,769
		2,390,987
India - 0.5%
ICICI Bank, Ltd., ADR	83,180	3,091,801
Ireland - 1.6%
CRH PLC	422,064	10,695,897
Israel - 0.5%
Teva Pharmaceutical Industries, Ltd., ADR	86,270	3,457,702
Italy - 3.3%
Eni SpA	299,420	7,235,080
Intesa Sanpaolo SpA	2,266,460	5,574,811
UniCredit SpA	1,308,419	9,651,744
		22,461,635
Japan - 3.5%
Konica Minolta, Inc.	319,010	3,187,960
Mazda Motor Corp. (I)	754,270	3,908,673
Nintendo Company, Ltd.	33,050	4,423,860
Nissan Motor Company, Ltd.	752,800	6,308,466
Toyota Motor Corp.	100,250	6,112,750
		23,941,709
Netherlands - 6.1%
Akzo Nobel NV	114,356	8,867,838

Global Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Fugro NV	92,641	$5,526,177
ING Groep NV	559,092	7,809,690
Koninklijke Philips NV	150,850	5,554,471
Randstad Holding NV	72,570	4,709,291
Royal Dutch Shell PLC, B Shares	149,040	5,621,814
TNT Express NV	349,800	3,253,644
		41,342,925
Portugal - 1.2%
Galp Energia SGPS SA	507,860	8,323,450
Russia - 0.5%
Lukoil OAO, ADR	26,900	1,697,928
MMC Norilsk Nickel OJSC, ADR	104,663	1,739,499
		3,437,427
Singapore - 2.5%
DBS Group Holdings, Ltd.	419,510	5,701,043
Flextronics International, Ltd. (I)	622,360	4,835,737
Singapore Telecommunications, Ltd.	2,260,100	6,535,209
		17,071,989
South Korea - 4.1%
KB Financial Group, Inc., ADR	197,388	7,996,188
POSCO	22,550	7,016,712
Samsung Electronics Company, Ltd.	10,060	13,108,653
		28,121,553
Spain - 1.1%
Telefonica SA	439,190	7,181,091
Sweden - 1.6%
Getinge AB, B Shares	141,090	4,836,280
Telefonaktiebolaget LM Ericsson, B Shares	496,087	6,056,968
		10,893,248
Switzerland - 4.1%
Credit Suisse Group AG (I)	304,904	9,410,360
Roche Holding AG	43,070	12,065,034
Swiss Re AG (I)	73,440	6,770,316
		28,245,710
Turkey - 0.7%
Turkcell Iletisim Hizmetleri AS, ADR (I)	382,250	5,103,038
United Kingdom - 11.7%
Aviva PLC	1,256,769	9,402,453
BAE Systems PLC	592,240	4,272,888
BP PLC	829,365	6,721,268
Carillion PLC	166,950	915,321
GlaxoSmithKline PLC	373,490	9,978,707
HSBC Holdings PLC	620,039	6,759,238
International Consolidated
Airlines Group SA (I)	1,438,340	9,583,394
Kingfisher PLC	1,555,037	9,927,418
Noble Corp. PLC	157,830	5,913,890
Serco Group PLC	189,300	1,566,379
Tesco PLC	1,232,244	6,843,060
Vodafone Group PLC	2,006,660	7,900,601
		79,784,617
United States - 33.1%
American International Group, Inc.	71,850	3,667,943
Amgen, Inc.	87,620	10,002,699
Baker Hughes, Inc.	210,060	11,607,916
Brocade Communications Systems, Inc. (I)	686,600	6,090,142
Chevron Corp.	47,240	5,900,748
Cisco Systems, Inc.	440,160	9,881,592

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United States (continued)
Citigroup, Inc.	235,940	$12,294,833
Comcast Corp., Special Class A	161,560	8,058,613
CVS Caremark Corp.	96,960	6,939,427
FedEx Corp.	34,250	4,924,123
Forest Laboratories, Inc. (I)	88,620	5,319,859
Halliburton Company	138,309	7,019,182
Hewlett-Packard Company	347,440	9,721,371
JPMorgan Chase & Company	139,760	8,173,165
Medtronic, Inc.	164,650	9,449,264
Merck & Company, Inc.	203,200	10,170,160
Microsoft Corp.	412,580	15,442,869
Morgan Stanley	320,480	10,050,253
Navistar International Corp. (I)(L)	227,630	8,693,190
News Corp., Class A (I)	102,687	1,850,420
Oracle Corp.	114,130	4,366,614
Pfizer, Inc.	328,100	10,049,703
Sprint Corp. (I)(L)	332,888	3,578,546
SunTrust Banks, Inc.	161,180	5,933,036
Target Corp.	67,980	4,301,095
The Walt Disney Company	85,470	6,529,908
Time Warner Cable, Inc.	41,882	5,675,011
Twenty-First Century Fox, Inc., Class A	198,830	6,994,839
United Parcel Service, Inc., Class B	98,970	10,399,768
Viacom, Inc., Class B	21,180	1,849,861
		224,936,150
TOTAL COMMON STOCKS (Cost $530,206,821)		$664,361,424

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	1,527,846	15,289,611
TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,289,821)		$15,289,611

SHORT-TERM INVESTMENTS - 2.2%
Time Deposits - 2.2%
Royal Bank of Canada, 0.010%, 01/02/2014 *	$15,000,000	$15,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $15,000,000)		15,000,000
Total Investments (Global Trust) (Cost $560,496,642) - 102.2%		$694,651,035
Other assets and liabilities, net - (2.2%)		(14,653,042)
TOTAL NET ASSETS - 100.0%		$679,997,993

Health Sciences Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.5%
Consumer Staples - 1.4%
Food & Staples Retailing - 1.4%
CP ALL PCL	283,700	$362,614
Raia Drogasil SA	44,476	278,505
Rite Aid Corp. (I)	390,300	1,974,918
Walgreen Company	22,200	1,275,168
		3,891,205
Financials - 0.2%
Insurance - 0.2%
eHealth, Inc. (I)	9,500	441,655

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 94.5%
Biotechnology - 36.3%
Abcam PLC	54,036	$439,509
ACADIA Pharmaceuticals, Inc. (I)	24,000	599,760
Acceleron Pharma, Inc. (I)	7,300	289,080
Acorda Therapeutics, Inc. (I)	4,961	144,861
Aegerion Pharmaceuticals, Inc. (I)	51,300	3,640,248
Alexion Pharmaceuticals, Inc. (D)(I)	91,940	12,233,535
Alkermes PLC (D)(I)	105,300	4,281,498
Alnylam Pharmaceuticals, Inc. (I)	21,700	1,395,961
AMAG Pharmaceuticals, Inc. (I)	18,800	456,276
Array BioPharma, Inc. (I)	210,100	1,052,601
Biogen Idec, Inc. (I)	30,219	8,453,765
BioMarin Pharmaceutical, Inc. (I)	35,200	2,473,504
Celgene Corp. (I)	21,766	3,677,583
Chimerix, Inc. (I)	10,700	161,677
Clovis Oncology, Inc. (I)	10,000	602,700
Exelixis, Inc. (I)	139,100	852,683
Gilead Sciences, Inc. (D)(I)	273,192	20,530,379
Idenix Pharmaceuticals, Inc. (I)	100,004	598,024
Incyte Corp. (D)(I)	153,000	7,746,390
InterMune, Inc. (I)	112,400	1,655,652
Intrexon Corp. (I)	5,100	121,380
Ironwood Pharmaceuticals, Inc. (I)	12,500	145,125
Isis Pharmaceuticals, Inc. (I)	39,300	1,565,712
Momenta Pharmaceuticals, Inc. (I)	14,100	249,288
Neurocrine Biosciences, Inc. (I)	111,800	1,044,212
Novavax, Inc. (I)	100,500	514,560
Ophthotech Corp. (I)	10,100	326,735
Pharmacyclics, Inc. (I)	64,700	6,843,966
Portola Pharmaceuticals, Inc. (I)	10,700	275,525
Prothena Corp. PLC (I)	16,148	428,245
Puma Biotechnology, Inc. (I)	28,987	3,001,024
Regeneron Pharmaceuticals, Inc. (I)	18,200	5,009,368
Seattle Genetics, Inc. (I)	10,800	430,812
Sophiris Bio, Inc. (I)	38,100	140,970
Sophiris Bio, Inc. (Toronto Exchange) (I)	3,980	14,721
Stemline Therapeutics, Inc. (I)	11,800	231,280
Sunesis Pharmaceuticals, Inc. (I)	66,200	313,788
TESARO, Inc. (I)	31,285	883,488
United Therapeutics Corp. (I)	8,600	972,488
Vanda Pharmaceuticals, Inc. (I)	28,800	357,408
Vertex Pharmaceuticals, Inc. (I)	53,304	3,960,487
		98,116,268
Health Care Equipment & Supplies - 9.8%
ArthroCare Corp. (I)	7,300	293,752
Becton, Dickinson and Company	30,900	3,414,141
Covidien PLC	39,625	2,698,463
Cynosure, Inc., Class A (I)	8,000	213,440
DENTSPLY International, Inc.	48,150	2,334,312
EnteroMedics, Inc. (I)	50,650	103,326
GenMark Diagnostics, Inc. (I)	31,300	416,603
HeartWare International, Inc. (I)	7,700	723,492
IDEXX Laboratories, Inc. (I)	19,100	2,031,667
Insulet Corp. (I)	15,600	578,760
Intuitive Surgical, Inc. (D)(I)	5,700	2,189,256
Mindray Medical International, Ltd., ADR	15,400	559,944
Oxford Immunotec Global PLC (I)	10,600	205,428
Shandong Weigao Group Medical Polymer
Company, Ltd., H Shares	544,000	736,138
Sirona Dental Systems, Inc. (I)	29,500	2,070,900
St. Jude Medical, Inc.	32,900	2,038,155
Stryker Corp.	18,000	1,352,520

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
The Cooper Companies, Inc.	15,135	$1,874,318
Thoratec Corp. (I)	23,600	863,760
Tornier BV (I)	39,700	745,963
Urologix, Inc. (I)	24,300	4,374
Utah Medical Products, Inc.	1,200	68,592
Volcano Corp. (I)	47,100	1,029,135
		26,546,439
Health Care Providers & Services - 22.6%
Acadia Healthcare Company, Inc. (I)	15,800	747,814
Accretive Health, Inc. (I)	13,300	121,828
Aetna, Inc.	84,300	5,782,137
Air Methods Corp. (I)	42,164	2,459,426
AmerisourceBergen Corp.	16,700	1,174,177
Bumrungrad Hospital PCL	6,700	17,892
Cardinal Health, Inc.	52,600	3,514,206
Catamaran Corp. (D)(I)	51,938	2,466,016
Cigna Corp.	34,200	2,991,816
DaVita HealthCare Partners, Inc. (I)	3,000	190,110
Express Scripts Holding Company (I)	34,945	2,454,537
HCA Holdings, Inc. (I)	40,500	1,932,255
Henry Schein, Inc. (I)	22,000	2,513,720
Humana, Inc.	48,500	5,006,170
Laboratory Corp. of America Holdings (I)	20,000	1,827,400
LCA-Vision, Inc. (I)	44,904	175,126
Life Healthcare Group Holdings, Ltd.	91,555	365,666
McKesson Corp.	44,300	7,150,020
Mediclinic International, Ltd.	55,624	403,348
MEDNAX, Inc. (I)	28,400	1,515,992
MWI Veterinary Supply, Inc. (I)	3,800	648,242
Odontoprev SA	81,900	343,451
Select Medical Holdings Corp.	23,200	269,352
Team Health Holdings, Inc. (I)	20,900	951,995
UnitedHealth Group, Inc.	106,700	8,034,510
Universal Health Services, Inc., Class B	38,750	3,148,825
WellCare Health Plans, Inc. (I)	25,600	1,802,752
WellPoint, Inc.	32,500	3,002,675
		61,011,458
Health Care Technology - 1.6%
athenahealth, Inc. (I)	14,700	1,977,150
Cerner Corp. (I)	14,600	813,804
HMS Holdings Corp. (I)	59,700	1,356,981
Veeva Systems, Inc., Class A (I)	3,600	115,560
		4,263,495
Life Sciences Tools & Services - 6.1%
Agilent Technologies, Inc.	136,300	7,794,997
Bruker Corp. (I)	40,800	806,616
Covance, Inc. (I)	19,300	1,699,558
Illumina, Inc. (I)	4,650	514,383
Mettler-Toledo International, Inc. (I)	2,400	582,216
NanoString Technologies, Inc. (I)	700	12,068
Thermo Fisher Scientific, Inc.	45,200	5,033,020
		16,442,858
Pharmaceuticals - 18.1%
AbbVie, Inc.	116,500	6,152,365
Actavis PLC (I)	30,020	5,043,360
Allergan, Inc.	3,400	377,672
Aspen Pharmacare Holdings, Ltd.	35,226	903,446
AVANIR Pharmaceuticals, Inc., Class A (I)	280,609	942,846
Bayer AG	8,821	1,238,561
Bayer AG, ADR	400	56,800
Bristol-Myers Squibb Company	60,100	3,194,315

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Cadence Pharmaceuticals, Inc. (I)	74,600	$675,130
CFR Pharmaceuticals SA	764,200	172,109
China Medical System Holdings, Ltd.	1,078,200	1,154,558
Endocyte, Inc. (I)	6,600	70,554
Forest Laboratories, Inc. (I)	35,700	2,143,071
Hospira, Inc. (I)	3,000	123,840
Jazz Pharmaceuticals PLC (I)	18,800	2,379,328
Mallinckrodt PLC (I)	5,196	271,543
Merck & Company, Inc.	26,600	1,331,330
Natco Pharma, Ltd.	6,048	79,120
Nektar Therapeutics (I)	12,000	136,200
Novartis AG	13,296	1,065,665
Pacira Pharmaceuticals, Inc. (I)	39,000	2,242,110
Pfizer, Inc.	37,900	1,160,877
Roche Holding AG	7,114	1,992,818
Shire PLC	11,824	557,232
Shire PLC, ADR	6,200	875,998
Supernus Pharmaceuticals, Inc. (I)	65,500	493,870
Takeda Pharmaceutical Company, Ltd.	29,700	1,362,192
The Medicines Company (I)	83,155	3,211,446
Towa Pharmaceutical Company, Ltd.	5,200	218,070
UCB SA	17,309	1,289,549
Valeant Pharmaceuticals International, Inc. (I)	67,980	7,980,852
Vectura Group PLC (I)	35,633	82,650
Zeneca, Inc. (I)	13,151	33,404
		49,012,881
		255,393,399
Industrials - 0.7%
Professional Services - 0.7%
The Advisory Board Company (I)	30,600	1,948,302
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.7%
FEI Company	21,700	1,939,112
TOTAL COMMON STOCKS (Cost $166,750,481)		$263,613,673

PREFERRED SECURITIES - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
Calithera Biosciences, Inc. (I)	353,034	61,852
Ultragenyx Pharmaceutical, Inc. (I)(R)	44,236	122,507
		184,359
Information Technology - 0.0%
Software - 0.0%
Castlight Health, Inc. (I)(R)	27,963	168,800
TOTAL PREFERRED SECURITIES (Cost $353,159)		$353,159

CONVERTIBLE BONDS - 0.1%
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
HeartWare International, Inc. (I)	$51,000	$61,200
Insulet Corp. (I)	52,000	76,375
		137,575
TOTAL CONVERTIBLE BONDS (Cost $101,944)		$137,575

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value

PURCHASED OPTIONS - 0.0%
Put Options - 0.0%
Exchange Traded Put Option on
Wellpoint, Inc. (Expiration Date:
01/08/2014; Strike Price $80) (I)	$1,500	$135
TOTAL PURCHASED OPTIONS (Cost $3,501)		$135

RIGHTS - 0.0%
Wright Medical Group, Inc. (Expiration
Date: 01/02/2024) (I)(N)	7,500	2,423
TOTAL RIGHTS (Cost $18,750)		$2,423

WARRANTS - 0.0%
Alexza Pharmaceuticals, Inc. (Expiration Date:
10/05/2016; Strike Price $2.77) (I)	1,413	64
Cadence Pharmaceuticals, Inc. (Expiration
Date: 02/18/2014; Strike Price $7.84) (I)	10,500	13,219
EnteroMedics, Inc. (Expiration Date:
06/13/2016; Strike Price $2.19) (I)	30,600	14,284
EnteroMedics, Inc. (Expiration Date:
09/28/2016; Strike Price $1.90) (I)	4,120	2,375
TOTAL WARRANTS (Cost $3,079)		$29,942

SHORT-TERM INVESTMENTS - 1.5%
Money Market Funds - 1.5%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$450,000	$450,000
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	3,649,052	3,649,052
		4,099,052
TOTAL SHORT-TERM INVESTMENTS (Cost $4,099,052)		$4,099,052
Total Investments (Health Sciences Trust)
(Cost $171,329,966) - 99.2%		$268,235,959
Other assets and liabilities, net - 0.8%		2,090,278
TOTAL NET ASSETS - 100.0%		$270,326,237

International Core Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.9%

Australia - 4.9%
Arrium, Ltd.	1,370,940	$2,152,880
BGP Holdings PLC (I)	2,126,418	3
BHP Billiton, Ltd.	170,606	5,816,457
BlueScope Steel, Ltd. (I)	436,618	2,278,024
Commonwealth Bank of Australia	41,292	2,877,106
CSL, Ltd.	45,855	2,826,810
Flight Centre, Ltd.	14,900	634,574
Goodman Fielder, Ltd.	1,119,791	686,138
GPT Group	243,769	741,337
Investa Office Fund	231,220	647,545
JB Hi-Fi, Ltd. (L)	78,776	1,516,676
Macquarie Group, Ltd.	23,081	1,132,860
Mirvac Group	764,875	1,150,152
Myer Holdings, Ltd. (L)	264,784	652,243
National Australia Bank, Ltd.	145,838	4,551,902
Pacific Brands, Ltd.	424,353	243,202
QBE Insurance Group, Ltd.	269,175	2,776,730

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Rio Tinto, Ltd.	39,028	$2,388,793
Stockland	462,992	1,496,906
Sydney Airport	24,455	83,114
Tabcorp Holdings, Ltd.	300,341	975,155
Telstra Corp., Ltd.	304,249	1,428,024
Westpac Banking Corp.	186,539	5,407,517
		42,464,148
Austria - 0.5%
OMV AG	48,491	2,321,815
Voestalpine AG	38,980	1,873,156
		4,194,971
Belgium - 0.9%
Ageas	69,724	2,973,276
Belgacom SA	62,676	1,854,724
Delhaize Group SA	40,178	2,390,268
KBC Groep NV	13,097	744,636
		7,962,904
Canada - 1.0%
Blackberry, Ltd. (I)	219,200	1,630,200
Canadian Pacific Railway, Ltd.	12,000	1,814,827
First Quantum Minerals, Ltd.	82,300	1,482,911
Magna International, Inc.	26,100	2,140,089
Methanex Corp. (L)	18,700	1,105,892
Sherritt International Corp. (L)	70,500	245,564
		8,419,483
China - 0.1%
AAC Technologies Holdings, Inc.	5,858	28,504
Xinyi Solar Holdings, Ltd. (I)	1,076,000	220,631
Yangzijiang Shipbuilding Holdings, Ltd.	609,000	573,173
		822,308
Denmark - 0.4%
Coloplast A/S	10,778	714,534
Pandora A/S	27,431	1,491,062
Vestas Wind Systems A/S (I)	44,549	1,319,161
		3,524,757
Finland - 1.5%
Kone OYJ (L)	16,476	743,044
Neste Oil OYJ (L)	46,466	918,933
Nokia OYJ (I)(L)	1,104,430	8,923,793
Sampo OYJ	44,029	2,164,140
Tieto OYJ	9,854	223,177
		12,973,087
France - 12.7%
Air France KLM (I)(L)	222,655	2,326,951
Alcatel-Lucent (I)	645,663	2,865,273
AXA SA	177,772	4,950,522
BNP Paribas SA	87,670	6,838,896
Bouygues SA	47,535	1,797,574
Carrefour SA	28,751	1,141,222
Cie Generale des Etablissements Michelin	14,624	1,556,003
Credit Agricole SA (I)	101,869	1,305,850
European Aeronautic Defence &
Space Company NV	62,741	4,816,638
GDF Suez	271,023	6,374,302
L’Oreal SA	10,747	1,887,311
Lagardere SCA	35,315	1,312,785
Orange SA	346,923	4,307,091
Peugeot SA (I)(L)	302,813	3,940,557
Publicis Groupe SA	23,470	2,150,444

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Rallye SA	8,276	$347,240
Renault SA	50,271	4,045,627
Safran SA	32,529	2,261,690
Sanofi	37,645	4,020,290
Societe Generale SA	160,358	9,324,890
Total SA	595,064	36,524,678
Valeo SA	13,261	1,469,602
Vivendi SA	181,358	4,783,752
		110,349,188
Germany - 6.5%
Allianz SE	13,006	2,340,113
Aurubis AG	27,954	1,705,812
Bayer AG	14,332	2,012,363
Continental AG	12,313	2,705,034
Daimler AG	82,077	7,123,005
Deutsche Lufthansa AG (I)	126,114	2,673,181
Deutsche Post AG	119,877	4,378,504
Duerr AG	22,960	2,051,702
E.ON SE	742,133	13,720,476
Leoni AG	29,802	2,232,804
Merck KGaA	6,903	1,238,590
Metro AG	37,489	1,817,460
Muenchener Rueckversicherungs AG	11,397	2,513,835
ProSiebenSat.1 Media AG	37,670	1,870,537
RWE AG	167,894	6,151,466
Salzgitter AG	21,911	934,399
Sky Deutschland AG (I)	100,865	1,114,864
		56,584,145
Greece - 0.1%
Public Power Corp. SA	30,193	448,779
Hong Kong - 2.2%
AIA Group, Ltd.	331,800	1,670,111
Cheung Kong Holdings, Ltd.	193,000	3,055,902
Esprit Holdings, Ltd. (I)	789,715	1,532,046
Galaxy Entertainment Group, Ltd. (I)	458,000	4,123,491
Melco International Development, Ltd.	51	188
Noble Group, Ltd.	1,311,000	1,116,497
Sun Hung Kai Properties, Ltd.	297,000	3,776,600
Swire Pacific, Ltd.	102,500	1,207,652
Wharf Holdings, Ltd.	121,000	925,315
Xinyi Glass Holdings Company, Ltd.	1,458,000	1,291,639
Yue Yuen Industrial Holdings, Ltd.	188,782	631,234
		19,330,675
Ireland - 0.1%
Shire PLC	18,698	881,184
Isle of Man - 0.1%
Playtech, Ltd.	69,451	848,482
Israel - 0.3%
Africa Israel Investments, Ltd. (I)	88,658	176,894
Bezeq The
Israeli Telecommunication Corp., Ltd. (I)	517,572	877,729
Partner Communications Company, Ltd. (I)	53,612	500,354
Teva Pharmaceutical Industries, Ltd.	27,041	1,081,948
		2,636,925
Italy - 5.2%
A2A SpA	674,064	788,897
Azimut Holding SpA	54,393	1,484,069
Enel SpA	2,897,376	12,642,396
Eni SpA	351,963	8,504,710
Fiat SpA (I)	372,563	3,049,401

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Finmeccanica SpA (I)	488,417	$3,707,343
Intesa Sanpaolo SpA	1,382,150	3,399,674
Mediaset SpA (I)	446,604	2,117,985
Mediolanum SpA	170,122	1,474,187
Recordati SpA	39,684	571,399
Telecom Italia SpA	3,885,309	3,874,256
Telecom Italia SpA	2,545,160	1,997,023
UniCredit SpA	268,198	1,978,402
		45,589,742
Japan - 18.9%
Adastria Holdings Company, Ltd.	21,420	772,972
Aeon Company, Ltd.	65,100	882,539
Bridgestone Corp.	36,400	1,379,082
COLOPL, Inc. (I)(L)	63,100	1,776,967
CyberAgent, Inc.	34,400	1,401,221
Daikyo, Inc.	438,000	1,192,715
Daito Trust Construction Company, Ltd.	35,200	3,290,776
Daiwa Securities Group, Inc.	253,000	2,533,932
Daiwabo Holdings Company, Ltd.	158,000	309,434
Dena Company, Ltd. (L)	140,000	2,951,261
DIC Corp.	302,000	920,687
Fuji Electric Company, Ltd.	241,000	1,129,188
Fuji Heavy Industries, Ltd.	149,684	4,301,762
Fuji Oil Company, Ltd.	25,600	381,223
GMO Internet, Inc.	38,300	504,345
Gree, Inc. (L)	170,600	1,681,975
Gunze, Ltd.	92,000	230,915
Hanwa Company, Ltd.	88,000	471,496
Haseko Corp. (I)	274,100	2,088,359
Hino Motors, Ltd.	90,000	1,417,747
Inpex Corp.	102,000	1,308,268
ITOCHU Corp.	437,600	5,409,886
JFE Holdings, Inc.	115,600	2,754,752
Juki Corp. (I)(L)	125,000	272,423
JX Holdings, Inc.	1,078,900	5,555,737
K’s Holding Corp.	57,500	1,661,647
Kakaku.com, Inc.	79,600	1,398,286
Kao Corp.	50,250	1,581,961
Kawasaki Kisen Kaisha, Ltd.	1,092,000	2,765,828
KDDI Corp.	80,190	4,940,924
Keyence Corp.	2,000	856,370
Kinugawa Rubber Industrial Company, Ltd.	72,000	357,253
Kobe Steel, Ltd. (I)	670,000	1,148,637
Kohnan Shoji Company, Ltd.	29,700	306,572
Kubota Corp.	72,000	1,194,281
Kurimoto, Ltd.	64,000	151,828
Leopalace21 Corp. (I)	270,000	1,430,481
Marubeni Corp.	426,176	3,068,071
Mazda Motor Corp. (I)	716,512	3,713,009
Medipal Holdings Corp.	59,900	790,767
MEIJI Holdings Company, Ltd.	9,900	636,344
Mitsubishi Chemical Holdings Corp.	417,500	1,932,079
Mitsubishi Corp.	310,105	5,953,368
Mitsui & Company, Ltd.	220,000	3,067,050
Mitsui Engineering &
Shipbuilding Company, Ltd.	336,000	693,986
Mitsui Mining & Smelting Company, Ltd.	360,000	1,107,002
Mitsui O.S.K. Lines, Ltd.	569,000	2,568,008
Murata Manufacturing Company, Ltd.	18,000	1,600,799
Namco Bandai Holdings, Inc.	45,600	1,012,433
Nidec Corp.	16,100	1,586,085
Nippon Light Metal Holdings Company, Ltd.	529,000	715,799
Nippon Paper Industries Company, Ltd. (L)	78,500	1,457,970

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nippon Steel & Sumitomo Metal Corp.	246,000	$825,036
Nippon Telegraph & Telephone Corp.	77,500	4,174,181
Nippon Yusen KK	673,000	2,151,868
Nipro Corp. (L)	83,000	751,376
Nitori Holdings Company, Ltd.	16,400	1,552,705
Nomura Holdings, Inc.	222,200	1,717,120
North Pacific Bank Ltd.	82,500	335,956
NTT DOCOMO, Inc.	161,100	2,652,716
Orient Corp. (I)	272,500	639,976
Panasonic Corp.	109,800	1,279,961
Pigeon Corp.	17,300	839,042
Resona Holdings, Inc.	949,700	4,845,811
Round One Corp.	119,900	963,177
Ryohin Keikaku Company, Ltd.	15,100	1,633,253
Sanix, Inc. (I)(L)	51,900	423,853
Softbank Corp.	26,100	2,290,295
Sojitz Corp.	937,200	1,668,607
Sumitomo Corp.	395,900	4,975,722
Sumitomo Mitsui Company, Ltd. (I)	841,800	1,026,964
Sumitomo Mitsui Trust Holdings, Inc.	227,000	1,201,105
Sumitomo Realty &
Development Company, Ltd.	35,000	1,743,960
Taiheiyo Cement Corp.	348,000	1,338,321
Taisei Corp.	266,000	1,210,540
Takeda Pharmaceutical Company, Ltd.	67,511	3,096,394
The Daiei, Inc. (I)	74,400	246,270
Tokyo Electric Power Company, Inc. (I)	781,400	3,850,022
Tokyo Tatemono Company, Ltd.	98,000	1,089,757
Tokyotokeiba Company, Ltd. (L)	113,000	458,069
TonenGeneral Sekiyu KK (L)	72,867	668,631
Tosoh Corp.	165,000	768,765
Toyota Motor Corp.	230,200	14,036,460
Toyota Tsusho Corp.	141,100	3,499,124
UNY Company, Ltd.	163,000	999,924
Wacom Company, Ltd.	112,400	790,338
Yamada Denki Company, Ltd.	585,700	1,915,811
		164,277,610
Luxembourg - 0.2%
ArcelorMittal	105,653	1,887,189
Macau - 0.5%
Sands China, Ltd.	513,600	4,225,732
Netherlands - 6.2%
Aegon NV	370,593	3,511,934
Corbion NV	36,660	777,517
Delta Lloyd NV	26,373	654,942
ING Groep NV	257,123	3,591,629
Koninklijke BAM Groep NV	162,181	845,659
Koninklijke KPN NV (I)	968,182	3,128,282
Koninklijke Philips NV	651	23,971
PostNL NV (I)	404,837	2,314,424
Royal Dutch Shell PLC, B Shares	300,503	11,335,024
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	676,130	24,231,318
SNS REAAL NV (I)	69,081	0
Unilever NV	52,772	2,121,712
Wereldhave NV	13,542	1,065,531
		53,601,943
New Zealand - 0.4%
Chorus, Ltd. (L)	250,753	297,409
Fletcher Building, Ltd.	196,536	1,377,247

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
New Zealand (continued)
Telecom Corp. of New Zealand, Ltd.	836,759	$1,588,327
		3,262,983
Norway - 0.6%
DNB ASA	51,053	916,307
Statoil ASA	82,603	2,008,616
TGS-NOPEC Geophysical Company ASA	47,443	1,260,640
Vard Holdings, Ltd. (I)	196,000	127,070
Yara International ASA	18,895	814,907
		5,127,540
Portugal - 0.4%
EDP - Energias de Portugal SA	856,463	3,145,867
Portugal Telecom SGPS SA	135,171	588,455
		3,734,322
Singapore - 0.5%
Ezion Holdings, Ltd.	351,600	620,415
Ezra Holdings, Ltd. (I)	529,000	577,756
Golden Agri-Resources, Ltd.	6,571,000	2,844,585
		4,042,756
Spain - 8.6%
ACS Actividades de Construccion
y Servicios SA	68,674	2,367,290
Amadeus IT Holding SA, A Shares	42,077	1,802,380
Banco Bilbao Vizcaya Argentaria SA	763,088	9,439,804
Banco Santander SA	2,696,294	24,246,401
Distribuidora Internacional de Alimentacion SA	182,072	1,630,257
Enagas SA	53,540	1,398,562
Ferrovial SA	663	12,844
Fomento de Construcciones
y Contratas SA (I)(L)	23,812	531,143
Gas Natural SDG SA	200,059	5,149,379
Iberdrola SA	986,909	6,298,210
Repsol SA	171,121	4,317,914
Telefonica SA	1,050,507	17,176,589
		74,370,773
Sweden - 0.7%
Boliden AB	70,660	1,083,328
Investor AB, B Shares	68,600	2,364,198
NCC AB, B Shares	29,443	961,611
Skandinaviska Enskilda Banken AB, Series A	1,078	14,242
Swedbank AB, Class A	76,798	2,163,345
		6,586,724
Switzerland - 3.0%
ABB, Ltd. (I)	41,829	1,105,959
Actelion, Ltd. (I)	13,401	1,136,683
Cie Financiere Richemont SA	12,681	1,266,799
Credit Suisse Group AG (I)	814	25,123
Givaudan SA (I)	617	882,658
Novartis AG	97,710	7,831,389
Roche Holding AG	27,680	7,753,892
Swiss Life Holding (I)	5,496	1,142,616
Swiss Re AG (I)	16,408	1,512,627
The Swatch Group AG	1,661	1,100,916
Zurich Insurance Group AG (I)	7,233	2,098,032
		25,856,694
United Kingdom - 22.1%
Aberdeen Asset Management PLC	185,978	1,546,530
Admiral Group PLC	19,776	429,874
Anglo American PLC	74,809	1,637,219
ARM Holdings PLC	119,179	2,167,017

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Ashtead Group PLC	76,203	$961,280
ASOS PLC (I)	14,220	1,448,849
Associated British Foods PLC	20,910	848,019
AstraZeneca PLC	368,326	21,851,657
Aviva PLC	227,539	1,702,321
BAE Systems PLC	898,214	6,480,427
Barclays PLC	1,459,691	6,600,551
BBA Aviation PLC	37,849	201,413
BG Group PLC	191,342	4,117,364
BHP Billiton PLC	213,592	6,627,737
BP PLC	3,230,007	26,176,341
BT Group PLC	701,844	4,425,785
Bunzl PLC	50,993	1,225,416
Darty PLC	208,997	409,598
Dixons Retail PLC (I)	2,165,141	1,739,659
Drax Group PLC	129,449	1,717,589
easyJet PLC	62,012	1,580,500
GlaxoSmithKline PLC	236,279	6,312,777
Home Retail Group PLC	570,629	1,817,533
Imperial Tobacco Group PLC	53,643	2,079,637
InterContinental Hotels Group PLC	539	17,979
ITV PLC	705,289	2,269,720
Lancashire Holdings, Ltd.	46,876	630,152
Lloyds Banking Group PLC (I)	6,322,037	8,295,690
Mondi PLC	51,833	899,744
Next PLC	40,013	3,616,835
Persimmon PLC (I)	39,343	808,860
Premier Foods PLC (I)	133,496	276,842
Prudential PLC	240,449	5,372,590
Reckitt Benckiser Group PLC	33,422	2,654,906
Reed Elsevier PLC	61,487	916,993
Rio Tinto PLC	279,337	15,785,232
Rolls-Royce Holdings PLC (I)	197,162	4,170,246
Spectris PLC	39,225	1,666,737
SSE PLC	46,394	1,054,266
Standard Life PLC	190,148	1,135,544
Taylor Wimpey PLC	415,981	770,395
Tesco PLC	640,293	3,555,760
Thomas Cook Group PLC (I)	767,063	2,129,049
Trinity Mirror PLC (I)	45,862	155,255
Tullett Prebon PLC	45,047	281,509
Unilever PLC	60,609	2,493,806
Vodafone Group PLC	5,600,547	22,050,417
Whitbread PLC	17,379	1,081,571
WHSmith PLC	50,634	840,774
William Hill PLC	294,526	1,963,407
WPP PLC	144,087	3,300,160
		192,299,532
United States - 0.3%
Valeant Pharmaceuticals International, Inc. (I)	24,100	2,827,340
TOTAL COMMON STOCKS (Cost $732,845,344)		$859,131,916

PREFERRED SECURITIES - 0.7%
Germany - 0.7%
Porsche Automobil Holding SE	37,687	3,934,200
Volkswagen AG	8,107	2,281,461
		6,215,661
TOTAL PREFERRED SECURITIES (Cost $4,324,572)		$6,215,661

International Core Trust (continued)

	Shares or Principal Amount	Value

RIGHTS - 0.0%
Repsol SA (Expiration Date: 01/09/2014; Strike
Price: EUR 0.447) (I)	171,121	116,764
TOTAL RIGHTS (Cost $111,879)		$116,764

SECURITIES LENDING COLLATERAL - 3.4%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,929,709	29,318,479
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,319,733)		$29,318,479

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
State Street Institutional Treasury Money
Market Fund, 0.0000% (Y)	3,345,727	3,345,727
TOTAL SHORT-TERM INVESTMENTS (Cost $3,345,727)		$3,345,727
Total Investments (International Core Trust)
(Cost $769,947,255) - 103.4%		$898,128,547
Other assets and liabilities, net - (3.4%)		(29,641,069)
TOTAL NET ASSETS - 100.0%		$868,487,478

International Equity Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 95.7%
Australia - 5.2%
AGL Energy, Ltd.	22,091	$296,964
ALS, Ltd. (L)	15,603	123,099
Alumina, Ltd. (I)	97,775	97,072
Amcor, Ltd.	45,235	427,280
AMP, Ltd.	108,322	425,752
APA Group, Ltd.	34,684	186,155
Asciano, Ltd.	34,768	179,245
ASX, Ltd.	6,730	221,316
Aurizon Holdings, Ltd.	67,567	295,101
Australia & New Zealand Banking Group, Ltd.	100,930	2,913,662
Bank of Queensland, Ltd.	11,748	127,901
Bendigo and Adelaide Bank, Ltd.	16,394	172,336
BHP Billiton, Ltd.	117,871	4,018,567
Boral, Ltd.	30,245	129,348
Brambles, Ltd.	58,198	476,813
Caltex Australia, Ltd.	5,216	93,736
CFS Retail Property Trust Group	69,082	120,250
Coca-Cola Amatil, Ltd.	23,661	254,535
Cochlear, Ltd.	2,020	106,428
Commonwealth Bank of Australia	59,162	4,122,235
Computershare, Ltd.	16,522	168,366
Crown, Ltd.	14,609	220,417
CSL, Ltd.	17,919	1,104,650
Dart Energy, Ltd. (I)	8,396	790
Dexus Property Group	183,993	165,480
DuluxGroup, Ltd.	227	1,089
Echo Entertainment Group, Ltd.	32,546	71,692
Federation Centres	48,148	100,929
Flight Centre, Ltd.	2,493	106,174
Fortescue Metals Group, Ltd.	48,422	252,948
Goodman Group	68,174	288,837
GPT Group (L)	50,956	154,965
Harvey Norman Holding, Ltd.	15,159	42,898

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Iluka Resources, Ltd.	17,126	$132,710
Incitec Pivot, Ltd.	64,342	154,352
Insurance Australia Group, Ltd.	81,951	426,689
Leighton Holdings, Ltd. (L)	5,921	85,510
Lend Lease Corp.	23,472	234,244
Macquarie Group, Ltd.	10,621	521,287
Metcash, Ltd.	24,516	69,234
Mirvac Group	122,602	184,358
National Australia Bank, Ltd.	86,224	2,691,227
Newcrest Mining, Ltd.	29,796	209,236
Nufarm, Ltd.	567	2,227
Orica, Ltd.	14,958	319,858
Origin Energy, Ltd.	40,395	509,082
Orora Ltd. (I)	45,235	46,853
Qantas Airways, Ltd. (I)	44,750	43,896
QBE Insurance Group, Ltd.	43,130	444,916
Ramsay Health Care, Ltd.	5,481	212,122
Recall Holdings Ltd. (I)	11,639	42,193
Rio Tinto, Ltd.	16,452	1,006,980
Santos, Ltd.	36,788	482,139
Seek, Ltd.	11,910	143,187
Sonic Healthcare, Ltd.	13,653	202,617
SP AusNet	81,003	90,203
Stockland (L)	91,343	295,322
Suncorp Group, Ltd.	49,498	581,000
Sydney Airport	25,483	86,608
Tabcorp Holdings, Ltd.	32,058	104,087
Tatts Group, Ltd.	53,386	148,010
Telstra Corp., Ltd.	159,868	750,357
Toll Holdings, Ltd.	25,442	129,402
Transurban Group (L)	53,300	325,951
Treasury Wine Estates, Ltd.	24,135	104,094
Wesfarmers, Ltd. (I)	36,495	1,436,916
Westfield Group	75,777	684,063
Westfield Retail Trust	102,811	273,131
Westpac Banking Corp.	113,934	3,302,795
Woodside Petroleum, Ltd.	24,611	857,164
Woolworths, Ltd.	45,375	1,374,016
WorleyParsons, Ltd.	7,028	104,545
		36,279,611
Austria - 0.2%
Andritz AG	2,752	172,465
Erste Group Bank AG	8,613	300,253
IMMOFINANZ AG (I)	24,655	114,246
OMV AG	5,543	265,406
Raiffeisen Bank International AG	1,484	52,401
Telekom Austria AG	11,560	87,578
Vienna Insurance Group AG	1,321	66,021
Voestalpine AG	4,357	209,373
		1,267,743
Belgium - 0.9%
Ageas	7,799	332,577
Ageas, VVPR (I)	2,085	3
Anheuser-Busch InBev NV	30,461	3,239,106
Anheuser-Busch InBev NV (I)	6,160	8
Belgacom SA	5,996	177,435
Colruyt SA	2,769	154,713
Delhaize Group SA	3,906	232,376
Groupe Bruxelles Lambert SA	3,135	287,985
KBC Groep NV	9,550	542,970
Solvay SA	2,305	364,810
Telenet Group Holding NV	2,144	128,008

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Belgium (continued)
UCB SA	3,593	$267,684
Umicore SA	4,660	217,737
		5,945,412
Bermuda - 0.1%
Seadrill, Ltd.	13,637	558,905
Brazil - 1.2%
All America Latina Logistica SA	18,200	50,887
AMBEV SA	161,130	1,185,848
Anhanguera Educacional Participacoes SA	15,000	95,425
Banco Bradesco SA	23,540	319,189
Banco do Brasil SA	21,413	221,901
Banco Santander Brasil SA (I)	28,594	169,604
BM&F Bovespa SA	65,076	305,242
BR Malls Participacoes SA	15,410	111,145
BR Properties SA	7,500	59,233
Braskem SA, ADR (I)	1,584	28,274
BRF - Brasil Foods SA	23,920	499,649
CCR SA	32,600	246,211
Centrais Eletricas Brasileiras SA	6,700	16,736
Centrais Eletricas Brasileiras SA, B
Shares, ADR	1,429	6,288
Centrais Eletricas Brasileiras SA, Ordinary
Shares, ADR	2,381	6,167
CETIP SA - Mercados Organizados	8,205	84,206
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR (L)	628	28,053
Cia de Saneamento Basico do Estado de
Sao Paulo	12,870	144,403
Cia de Saneamento de Minas Gerais	2,500	39,494
Cia Hering	5,400	68,436
Cia Siderurgica Nacional SA	16,100	98,216
Cielo SA	13,050	361,462
Companhia Siderurgica Nacional SA, ADR (L)	11,800	73,160
Cosan SA Industria e Comercio	4,911	82,408
CPFL Energia SA	9,500	76,899
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	11,600	70,514
Duratex SA	11,330	63,229
EcoRodovias Infraestrutura e Logistica SA	7,200	45,327
EDP - Energias do Brasil SA	8,700	41,920
Embraer SA	10,800	86,506
Embraer SA, ADR	2,626	84,505
Fibria Celulose SA (I)	3,172	37,150
Fibria Celulose SA, ADR (I)(L)	6,862	80,148
Hypermarcas SA	13,608	102,025
JBS SA	15,473	57,631
Localiza Rent a Car SA	5,576	78,564
Lojas Renner SA	4,700	121,830
MRV Engenharia e Participacoes SA	13,201	46,922
Multiplan Empreendimentos Imobiliarios SA	3,152	66,619
Natura Cosmeticos SA	6,500	114,242
Odontoprev SA	11,500	48,226
Oi SA, ADR (L)	11,580	18,412
Oi SA, Series C, ADR	1,146	1,879
Petroleo Brasileiro SA	107,029	727,075
Porto Seguro SA	4,419	55,793
Raia Drogasil SA	8,100	50,722
Souza Cruz SA	14,400	146,980
Sul America SA	6,310	39,716
Telefonica Brasil SA, ADR	6,017	115,647
Tim Participacoes SA	32,920	172,262
Totvs SA	4,500	70,445

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Tractebel Energia SA	6,400	$97,544
Ultrapar Participacoes SA	12,100	287,546
Usinas Siderurgicas de Minas
Gerais SA, ADR (I)	800	4,816
Vale SA	47,000	710,821
WEG SA	8,100	107,249
		8,130,801
Canada - 6.7%
Agnico-Eagle Mines, Ltd.	6,800	179,434
Agrium, Inc. (L)	5,500	503,116
Alimentation Couche Tard, Inc., Class B	5,600	421,114
AltaGas, Ltd.	4,300	165,037
ARC Resources, Ltd. (L)	11,900	331,262
ATCO, Ltd.	2,800	122,992
Athabasca Oil Corp. (I)	14,200	86,624
Bank of Montreal (L)	23,700	1,579,851
Bank of Nova Scotia	45,000	2,814,168
Barrick Gold Corp.	38,540	678,826
Baytex Energy Corp. (L)	4,700	184,239
BCE, Inc. (L)	10,311	446,511
Bell Aliant, Inc. (L)	3,600	90,589
Blackberry, Ltd. (I)(L)	19,900	147,997
Bombardier, Inc., Class B	49,200	213,520
Brookfield Asset Management, Inc. (L)	20,299	787,691
CAE, Inc.	11,300	143,717
Cameco Corp. (L)	16,400	340,274
Canadian Imperial Bank of Commerce (L)	14,500	1,238,353
Canadian National Railway Company	31,000	1,767,343
Canadian Natural Resources, Ltd.	40,760	1,379,067
Canadian Oil Sands, Ltd.	19,100	359,254
Canadian Pacific Railway, Ltd.	6,600	998,155
Canadian Tire Corp., Ltd. (L)	3,000	280,979
Canadian Utilities, Ltd., Class A	4,800	161,182
Cenovus Energy, Inc.	29,000	829,936
CGI Group, Inc., Class A (I)	7,100	237,547
CI Financial Corp. (L)	6,700	222,965
Crescent Point Energy Corp. (L)	13,800	535,891
Dollarama, Inc.	2,600	215,906
Eldorado Gold Corp.	25,100	142,483
Empire Company, Ltd.	1,000	68,327
Enbridge, Inc. (L)	28,700	1,253,911
Encana Corp. (L)	28,600	516,402
Enerplus Corp. (L)	7,700	139,901
Fairfax Financial Holdings, Ltd.	400	159,703
Finning International, Inc.	7,200	184,024
First Capital Realty, Inc.	4,700	78,359
First Quantum Minerals, Ltd.	20,554	370,349
Fortis, Inc. (L)	6,900	197,792
Franco-Nevada Corp. (L)	5,900	240,443
George Weston, Ltd.	2,100	153,213
Gildan Activewear, Inc.	5,000	266,463
Goldcorp, Inc.	30,884	669,868
Great-West Lifeco, Inc. (L)	11,700	360,720
H&R Real Estate Investment Trust	4,300	86,627
Husky Energy, Inc. (L)	13,800	437,807
IGM Financial, Inc. (L)	3,300	174,250
Imperial Oil, Ltd.	11,330	501,730
Industrial Alliance Insurance and
Financial Services, Inc.	4,700	207,734
Intact Financial Corp.	5,000	326,524
Keyera Corp. (L)	2,900	174,532
Kinross Gold Corp.	43,729	191,424
Loblaw Companies, Ltd. (L)	4,900	195,493

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Magna International, Inc.	8,800	$721,563
Manulife Financial Corp. (O)	68,300	1,347,675
MEG Energy Corp. (I)	6,100	175,779
Methanex Corp.	3,500	206,985
Metro, Inc.	3,800	232,168
National Bank of Canada (L)	5,900	490,940
New Gold, Inc (I)	18,000	94,215
Onex Corp.	3,500	188,962
Open Text Corp.	2,400	220,762
Pembina Pipeline Corp. (L)	11,700	412,157
Pengrowth Energy Trust (L)	17,100	105,763
Penn West Petroleum, Ltd. (L)	19,010	158,737
Peyto Exploration & Development Corp.	5,200	159,145
Potash Corp. of Saskatchewan, Inc.	32,600	1,074,749
Power Corp. of Canada (L)	14,300	430,111
Power Financial Corp. (L)	10,400	352,459
RioCan Real Estate Investment Trust	5,300	123,588
Rogers Communications, Inc., Class B (L)	14,100	638,067
Royal Bank of Canada (L)	53,000	3,562,937
Saputo, Inc.	5,300	241,438
Shaw Communications, Inc., Class B (L)	14,600	355,293
Shoppers Drug Mart Corp.	7,100	388,938
Silver Wheaton Corp.	13,900	280,683
SNC-Lavalin Group, Inc.	6,400	287,932
Spyglass Resources Corp.	968	1,659
Sun Life Financial, Inc. (L)	23,400	826,517
Suncor Energy, Inc.	55,087	1,931,221
Talisman Energy, Inc.	39,600	460,400
Teck Resources, Ltd.	22,961	597,667
TELUS Corp.	7,600	261,573
The Toronto-Dominion Bank (L)	33,850	3,190,137
Tim Hortons, Inc.	5,300	309,293
Tourmaline Oil Corp. (I)	4,900	206,194
TransAlta Corp. (L)	10,400	131,976
TransCanada Corp. (L)	26,000	1,188,082
Turquoise Hill Resources, Ltd. (I)(L)	16,860	55,711
Vermilion Energy, Inc. (L)	4,000	234,785
Yamana Gold, Inc. (L)	29,844	257,351
		46,465,231
Chile - 0.3%
Banco Santander Chile, ADR (L)	13,061	307,848
Cencosud SA	61,383	221,036
Cia Cervecerias Unidas SA, ADR	6,197	149,410
Corpbanca SA, ADR (L)	2,999	63,429
Empresa Nacional de
Electricidad SA, ADR (L)	6,770	301,807
Enersis SA, ADR	26,429	396,171
Latam Airlines Group SA, ADR (L)	11,197	182,623
Sociedad Quimica y Minera de Chile SA, ADR	4,454	115,270
Vina Concha y Toro SA, ADR (L)	2,105	77,885
		1,815,479
China - 3.1%
AAC Technologies Holdings, Inc.	27,342	133,040
Agile Property Holdings, Ltd.	68,589	73,753
Agricultural Bank of China, Ltd., H Shares	807,000	398,088
Air China, Ltd., H Shares	84,534	63,409
Aluminum Corp. of China, Ltd., H Shares (I)	185,220	64,397
Anhui Conch Cement Company, Ltd., H Shares	56,790	211,291
Anta Sports Products, Ltd.	17,000	21,137
Bank of China, Ltd., H Shares	2,759,563	1,273,879
Bank of Communications Company, Ltd.,
H Shares	337,527	238,418

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
BBMG Corp., H Shares	22,000	$19,199
Beijing Capital International Airport
Company, Ltd., H Shares	134,789	106,156
Byd Company, Ltd., H Shares (I)	24,105	118,503
China BlueChemical, Ltd., H Shares	124,000	78,169
China CITIC Bank Corp., Ltd., H Shares	310,800	168,833
China Coal Energy Company, Ltd., H Shares	179,000	100,931
China Communications Construction
Company, Ltd., H Shares	200,335	162,107
China Communications Services Corp., Ltd.,
H Shares	129,600	80,365
China Construction Bank Corp., H Shares	2,567,914	1,944,196
China COSCO Holdings Company, Ltd.,
H Shares (I)	115,631	56,548
China Life Insurance Company, Ltd., H Shares	282,624	890,772
China Longyuan Power Group Corp., H Shares	99,000	127,548
China Mengniu Dairy Company, Ltd.	44,502	211,942
China Merchants Bank Company, Ltd.,
H Shares	196,323	419,848
China Minsheng Banking Corp., Ltd., H Shares	210,900	234,784
China National Building Material
Company, Ltd., H Shares	116,000	125,650
China Oilfield Services, Ltd., H Shares	56,000	174,436
China Pacific Insurance Group Company, Ltd.,
H Shares	103,500	407,155
China Petroleum & Chemical Corp., H Shares	881,361	723,180
China Railway Construction Corp., H Shares	113,000	112,808
China Railway Group, Ltd., H Shares	179,000	92,912
China Shenhua Energy Company, Ltd.,
H Shares	127,500	404,332
China Shipping Container Lines Company, Ltd.,
H Shares (I)	145,123	37,957
China Telecom Corp., Ltd., H Shares	605,604	305,960
CITIC Securities Company, Ltd., H Shares	11,000	30,051
CNOOC, Ltd.	680,258	1,265,128
Country Garden Holdings Company, Ltd.	222,726	134,727
CSR Corp., Ltd., H Shares	91,000	74,724
Datang International Power Generation
Company, Ltd., H Shares	220,864	101,856
Dongfeng Motor Group Company, Ltd.,
H Shares	123,220	192,558
ENN Energy Holdings, Ltd.	38,000	282,123
Evergrande Real Estate Group, Ltd.	232,959	88,945
Fosun International, Ltd.	122,500	121,638
Golden Eagle Retail Group, Ltd.	36,000	47,658
GOME Electrical Appliances Holdings, Ltd.	380,304	70,320
Great Wall Motor Company, Ltd., H Shares	24,000	132,659
Guangzhou Automobile Group Company, Ltd.,
H Shares	101,650	111,425
Guangzhou R&F Properties Company, Ltd.,
H Shares	43,600	63,963
Hengan International Group Company, Ltd.	25,000	295,137
Huaneng Power International, Inc., H Shares	149,436	135,287
Industrial & Commercial Bank of China, Ltd.,
H Shares	2,777,735	1,883,611
Jiangsu Expressway Company, Ltd., H Shares	81,145	100,061
Jiangxi Copper Company, Ltd., H Shares	54,075	97,886
Lenovo Group, Ltd.	257,436	313,820
Longfor Properties Company, Ltd.	53,600	75,109
PetroChina Company, Ltd., H Shares	802,261	879,479
PICC Property & Casualty Company, Ltd.,
H Shares	115,819	172,232
Ping An Insurance Group Company, H Shares	65,645	591,462

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
Shandong Weigao Group Medical Polymer
Company, Ltd., H Shares	80,000	$108,256
Shanghai Electric Group Company, Ltd.,
H Shares	144,864	52,424
Shui On Land, Ltd.	188,275	57,891
Sino-Ocean Land Holdings, Ltd.	169,995	111,430
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	269,901	77,508
Sinopharm Group Company, Ltd., H Shares	30,000	86,115
SOHO China, Ltd.	140,000	120,143
Sun Art Retail Group, Ltd.	86,000	121,012
Tencent Holdings, Ltd.	39,300	2,513,225
Tingyi Cayman Islands Holding Corp.	76,000	219,449
Tsingtao Brewery Company, Ltd., H Shares	12,000	101,925
Want Want China Holdings, Ltd.	243,000	351,077
Weichai Power Company, Ltd., H Shares	19,680	79,988
Wumart Stores, Inc., H Shares	14,000	22,912
Yangzijiang Shipbuilding Holdings, Ltd.	65,000	61,176
Yanzhou Coal Mining Company, Ltd., H Shares	85,990	79,084
Zhejiang Expressway Company, Ltd., H Shares	103,718	98,465
Zijin Mining Group Company, Ltd., H Shares	285,469	61,104
Zoomlion Heavy Industry Science and
Technology Company, Ltd., H Shares	33,000	31,010
ZTE Corp., H Shares (I)	40,406	80,411
		21,278,167
Colombia - 0.2%
Bancolombia SA, ADR (L)	18,325	898,292
Ecopetrol SA, ADR (L)	8,500	326,825
Pacific Rubiales Energy Corp.	11,600	200,277
		1,425,394
Czech Republic - 0.1%
CEZ AS	6,817	177,818
Komercni Banka AS	688	153,458
Telefonica Czech Republic AS	2,389	35,478
		366,754
Denmark - 0.8%
A.P. Moeller Maersk A/S, Series A	24	247,225
A.P. Moeller Maersk A/S, Series B	49	530,276
Carlsberg A/S	4,179	462,422
Coloplast A/S	4,165	276,121
Danske Bank A/S (I)	24,066	552,836
DSV A/S, ADR	7,635	250,676
Novo Nordisk A/S, Class B	14,620	2,680,650
Novozymes A/S, B Shares	8,960	378,472
TDC A/S	17,500	169,831
Tryg A/S	900	87,030
William Demant Holdings A/S (I)	1,000	97,145
		5,732,684
Egypt - 0.0%
Commercial International Bank	9,837	46,496
EL EZZ Steel Company (I)	2,373	5,202
Orascom Telecom Holding SAE (I)	23,717	16,138
Telecom Egypt	4,467	9,416
		77,252
Finland - 0.6%
Elisa OYJ, Class A	6,060	160,703
Fortum OYJ	16,798	383,946
Kone OYJ (L)	11,934	538,206
Metso OYJ	4,686	200,383
Neste Oil OYJ (L)	4,388	86,779

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Finland (continued)
Nokia OYJ (I)	142,752	$1,153,436
Nokian Renkaat OYJ	3,680	176,472
Orion OYJ, Series B	2,574	72,347
Pohjola Bank OYJ	3,924	78,679
Sampo OYJ	15,692	771,303
Stora Enso OYJ, Series R	20,482	205,819
UPM-Kymmene OYJ	19,972	338,727
Wartsila OYJ Abp	6,451	318,041
		4,484,841
France - 6.9%
Accor SA	5,625	265,668
Aeroports de Paris	1,056	119,909
Air Liquide SA	11,360	1,607,822
Alcatel-Lucent (I)	102,269	453,841
Alstom SA	8,387	305,845
ANF Immobilier	21	644
Arkema SA	2,236	261,071
AtoS	1,997	180,935
AXA SA	66,650	1,856,042
BNP Paribas SA	36,914	2,879,560
Bouygues SA	7,773	293,942
Bureau Veritas SA	8,832	257,848
Cap Gemini SA	5,485	371,254
Carrefour SA	23,583	936,087
Casino Guichard Perrachon SA	2,363	272,657
CGG SA (I)	6,098	105,830
Christian Dior SA	2,157	408,279
Cie de Saint-Gobain	14,327	789,232
Cie Generale des Etablissements Michelin	6,997	744,485
CNP Assurances	6,491	133,105
Credit Agricole SA (I)	40,543	519,717
Danone SA	21,667	1,563,097
Dassault Systemes SA	2,387	296,397
Edenred	6,463	216,397
Electricite de France SA	9,425	333,429
Essilor International SA	7,727	822,209
Eurazeo	1,289	101,095
European Aeronautic Defence &
Space Company NV	22,006	1,689,405
Eutelsat Communications	5,655	176,449
Fonciere Des Regions	1,089	94,007
GDF Suez	49,010	1,152,687
Gecina SA	1,027	135,982
Groupe Eurotunnel SA	20,725	217,887
ICADE	923	85,923
Iliad SA	983	201,407
Imerys SA	1,144	99,583
JCDecaux SA	2,889	119,267
Kering	2,941	621,670
Klepierre	4,227	195,931
L’Oreal SA	9,174	1,611,072
Lafarge SA	6,842	513,560
Lagardere SCA	4,134	153,676
Legrand SA	9,501	523,623
LVMH Moet Hennessy Louis Vuitton SA	9,270	1,693,573
Natixis	36,204	212,996
Orange SA	71,498	887,656
Pernod-Ricard SA	7,992	910,538
Publicis Groupe SA	7,197	659,427
Remy Cointreau SA	868	72,913
Renault SA	7,469	601,078
Rexel SA	4,273	112,139
Safran SA	9,200	639,661

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Sanofi	43,757	$4,673,020
Schneider Electric SA	19,234	1,678,003
SCOR SE	6,688	244,623
Societe BIC SA	1,262	154,663
Societe Generale SA	25,543	1,485,337
Sodexo	3,571	362,128
Suez Environnement Company	10,572	189,588
Technip SA	3,838	369,448
Thales SA	3,128	201,579
Total SA	79,092	4,854,620
Unibail-Rodamco SE	3,559	912,026
Valeo SA	2,773	307,308
Vallourec SA	3,686	201,094
Veolia Environnement SA	12,832	209,577
Vinci SA	16,793	1,103,824
Vivendi SA	44,204	1,165,987
Wendel SA	1,458	212,521
Zodiac Aerospace	1,290	228,601
		48,032,454
Germany - 6.2%
Adidas AG	8,162	1,040,800
Allianz SE	16,697	3,004,219
Axel Springer AG	942	60,647
BASF SE	33,676	3,594,369
Bayer AG	30,335	4,259,352
Bayerische Motoren Werke AG	12,322	1,447,005
Beiersdorf AG	3,496	354,441
Brenntag AG	1,876	348,178
Celesio AG	2,960	93,852
Commerzbank AG (I)	37,619	607,298
Continental AG	4,045	888,643
Daimler AG	36,116	3,134,306
Deutsche Bank AG	38,421	1,845,798
Deutsche Boerse AG	7,628	632,162
Deutsche Lufthansa AG (I)	9,293	196,980
Deutsche Post AG	35,378	1,292,180
Deutsche Telekom AG	107,215	1,847,333
E.ON SE	68,822	1,272,374
Fraport AG Frankfurt Airport
Services Worldwide	1,295	97,042
Fresenius Medical Care AG & Company KGaA	7,543	538,010
Fresenius SE & Company KGaA	4,606	708,285
Fuchs Petrolub AG	1,556	152,435
GEA Group AG	6,518	310,814
Hannover Rueckversicherung AG	2,242	192,746
HeidelbergCement AG	5,140	390,307
Henkel AG & Company, KGaA	4,755	495,751
Hochtief AG	1,016	86,951
Hugo Boss AG	1,333	189,854
Infineon Technologies AG	39,273	419,495
K&S AG (L)	6,360	195,968
Kabel Deutschland Holding AG	825	107,111
Lanxess AG	2,990	199,790
Linde AG	6,915	1,447,904
MAN SE	2,251	276,420
Merck KGaA	2,354	422,373
Metro AG	4,547	220,438
Muenchener Rueckversicherungs AG	6,791	1,497,890
OSRAM Licht AG (I)	2,942	166,093
ProSiebenSat.1 Media AG	6,832	339,249
RWE AG	18,018	660,161
SAP AG	34,464	2,988,771
Siemens AG	29,424	4,034,576

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Sky Deutschland AG (I)	16,112	$178,086
Suedzucker AG	2,769	74,804
Telefonica Deutschland Holding AG	12,992	107,373
ThyssenKrupp AG (I)	13,959	340,391
United Internet AG	3,568	152,104
Volkswagen AG	1,068	289,981
		43,201,110
Greece - 0.0%
OPAP SA	8,113	108,026
Guernsey, Channel Islands - 0.0%
Resolution, Ltd.	56,076	329,153
Hong Kong - 2.8%
AIA Group, Ltd.	416,800	2,097,957
ASM Pacific Technology, Ltd.	6,500	54,359
Bank of East Asia, Ltd.	45,898	194,839
Beijing Enterprises Holdings, Ltd.	19,786	195,773
Belle International Holdings, Ltd.	185,860	215,925
BOC Hong Kong Holdings, Ltd.	143,328	460,321
Brilliance China Automotive Holdings, Ltd.	94,000	153,298
Cathay Pacific Airways, Ltd.	31,782	67,506
Cheung Kong Holdings, Ltd.	53,000	839,186
Cheung Kong Infrastructure Holdings, Ltd.	18,772	119,024
China Agri-Industries Holdings, Ltd.	144,580	71,888
China Everbright, Ltd.	56,216	89,332
China Gas Holdings, Ltd.	74,000	108,937
China Merchants Holdings
International Company, Ltd.	55,793	204,401
China Mobile, Ltd.	227,030	2,360,406
China Overseas Land & Investment, Ltd.	178,882	504,920
China Resources Enterprises, Ltd.	49,145	163,494
China Resources Gas Group, Ltd.	18,000	62,424
China Resources Land, Ltd.	90,789	225,409
China Resources Power Holdings, Ltd.	67,867	161,079
China State Construction
International Holdings, Ltd.	42,000	75,598
China Taiping Insurance
Holdings Company, Ltd. (I)	50,000	101,724
China Unicom Hong Kong, Ltd.	165,982	249,054
Citic Pacific, Ltd.	43,967	67,425
CLP Holdings, Ltd.	64,900	513,317
COSCO Pacific, Ltd.	86,913	119,627
First Pacific Company, Ltd.	92,250	105,183
Franshion Properties China, Ltd.	74,000	25,655
Galaxy Entertainment Group, Ltd. (I)	78,000	702,254
GCL-Poly Energy Holdings, Ltd. (I)	161,000	49,849
Geely Automobile Holdings Company, Ltd.	75,000	36,318
Guangdong Investment, Ltd.	99,220	97,067
Hang Lung Properties, Ltd.	88,326	281,126
Hang Seng Bank, Ltd.	29,619	481,441
Henderson Land Development Company, Ltd.	41,605	237,853
HKT Trust and HKT, Ltd.	107,825	106,828
Hong Kong & China Gas Company, Ltd.	221,809	510,416
Hong Kong Exchanges & Clearing, Ltd.	42,452	709,050
Hopewell Holdings, Ltd.	16,000	54,356
Hutchison Whampoa, Ltd.	78,800	1,074,729
Hysan Development Company, Ltd.	24,415	105,393
Kerry Logistics HK, Ltd. (I)	10,719	15,206
Kerry Properties, Ltd.	21,438	74,645
Kingboard Chemical Holdings, Ltd.	29,732	77,626
Kunlun Energy Company, Ltd.	118,000	208,583
Lee & Man Paper Manufacturing, Ltd.	36,000	23,747
Li & Fung, Ltd.	211,600	274,065

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
MTR Corp., Ltd.	50,281	$190,576
New World Development Company, Ltd.	130,947	166,320
Nine Dragons Paper Holdings, Ltd.	81,000	70,752
Noble Group, Ltd.	116,038	98,822
NWS Holdings, Ltd.	50,910	77,706
PCCW, Ltd.	176,000	78,830
Poly Property Group Company, Ltd.	61,000	32,612
Power Assets Holdings, Ltd.	53,582	426,883
Shanghai Industrial Holdings, Ltd.	33,930	124,577
Shangri-La Asia, Ltd.	70,102	137,057
Shimao Property Holdings, Ltd.	64,000	147,037
Shougang Fushan Resources Group, Ltd.	80,000	28,024
Sino Land Company, Ltd.	128,552	176,295
SJM Holdings, Ltd.	83,000	277,928
Sun Hung Kai Properties, Ltd.	62,483	794,523
Swire Pacific, Ltd.	26,663	314,143
Swire Properties, Ltd.	43,628	110,482
The Link REIT	86,244	419,401
Wharf Holdings, Ltd.	56,876	434,944
Wheelock and Company, Ltd.	35,000	161,241
Wing Hang Bank, Ltd.	131	1,979
Yue Yuen Industrial Holdings, Ltd.	20,067	67,098
		19,065,843
Hungary - 0.0%
MOL Hungarian Oil and Gas PLC	1,549	103,790
OTP Bank PLC	9,034	171,639
		275,429
India - 1.3%
Dr. Reddy’s Laboratories, Ltd., ADR (L)	6,254	256,602
GAIL India, Ltd., GDR	2,500	83,100
HDFC Bank, Ltd., ADR	21,025	724,101
ICICI Bank, Ltd., ADR	35,266	1,310,837
Infosys, Ltd., ADR (L)	47,587	2,693,424
Larsen & Toubro, Ltd., GDR (S)	18,019	324,915
Mahindra & Mahindra, Ltd., ADR	6,560	91,840
Ranbaxy Laboratories, Ltd., GDR (I)	8,490	62,444
Reliance Capital, Ltd., GDR (L)(S)	4,327	25,285
Reliance Communication, Ltd., GDR (S)	75,892	159,502
Reliance Industries, Ltd., GDR (S)	63,620	1,847,525
Reliance Infrastructure, Ltd., GDR (S)	1,788	36,921
Sesa Goa, Ltd., ADR	7,500	98,700
State Bank of India, GDR	2,612	149,276
Tata Motors, Ltd., ADR	19,319	595,025
Tata Steel, Ltd., GDR	11,000	75,900
Ultratech Cement, Ltd., GDR	1,026	29,261
Wipro, Ltd., ADR (L)	43,749	550,800
		9,115,458
Indonesia - 0.4%
Adaro Energy Tbk PT	315,000	28,301
Astra Agro Lestari Tbk PT	17,500	36,128
Astra International Tbk PT	805,000	450,843
Bank Central Asia Tbk PT	490,000	387,618
Bank Danamon Indonesia Tbk PT	200,286	62,239
Bank Mandiri Persero Tbk PT	357,837	231,596
Bank Negara Indonesia Persero Tbk PT	276,500	90,063
Bank Pan Indonesia Tbk PT (I)	33,314	1,810
Bank Rakyat Indonesia Persero Tbk PT	501,000	299,458
Berlian Laju Tanker Tbk PT (I)	128,000	0
Charoen Pokphand Indonesia Tbk PT	276,000	76,782
Energi Mega Persada Tbk PT (I)	138,000	796
Gudang Garam Tbk PT	26,000	89,927

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Indo Tambangraya Megah Tbk PT	16,000	$37,547
Indocement Tunggal Prakarsa Tbk PT	53,500	88,128
Indofood Sukses Makmur Tbk PT	253,500	137,763
Indosat Tbk PT, ADR	20	320
Kalbe Farma Tbk PT	855,000	88,066
Perusahaan Gas Negara Persero Tbk PT	480,500	177,118
Semen Gresik Persero Tbk PT	111,000	129,438
Tambang Batubara Bukit Asam Persero Tbk PT	36,500	30,663
Telekomunikasi Indonesia Persero Tbk PT	1,932,500	342,031
Telekomunikasi Indonesia Tbk PT, ADR	179	6,417
Unilever Indonesia Tbk PT	66,500	142,465
United Tractors Tbk PT	92,779	145,225
		3,080,742
Ireland - 0.5%
Bank of Ireland (I)	853,257	297,382
C&C Group PLC	482	2,813
CRH PLC	26,991	684,003
Experian PLC	36,949	682,535
Greencore Group PLC	26	96
Irish Bank Resolution Corp., Ltd. (I)	38,483	0
James Hardie Industries, Ltd.	16,532	191,866
Kerry Group PLC	5,738	398,932
Perrigo Company PLC	765	117,397
Ryanair Holdings PLC, ADR (I)(L)	1,921	90,153
Shire PLC	19,967	940,989
		3,406,166
Israel - 0.3%
Bank Hapoalim, Ltd.	44,835	251,215
Bank Leumi Le-Israel, Ltd. (I)	54,437	222,299
Bezeq The
Israeli Telecommunication Corp., Ltd. (I)	65,229	110,619
Delek Group, Ltd.	86	32,851
Israel Chemicals, Ltd.	16,931	141,224
Israel Corp., Ltd. (I)	58	30,542
Mizrahi Tefahot Bank, Ltd.	5,543	72,553
Nice Systems, Ltd.	2,975	121,657
Teva Pharmaceutical Industries, Ltd.	31,550	1,262,359
		2,245,319
Italy - 1.5%
Arnoldo Mondadori Editore SpA (I)	29	56
Assicurazioni Generali SpA	45,582	1,070,915
Atlantia SpA (L)	11,994	268,664
Banca Monte dei Paschi di Siena SpA (I)(L)	316,496	76,174
Beni Stabili SpA (I)	3,030	1,994
Enel Green Power SpA	77,743	195,587
Enel SpA	252,346	1,101,085
Eni SpA	96,142	2,323,142
EXOR SpA	3,038	120,748
Fiat SpA (I)	33,809	276,724
Finmeccanica SpA (I)	17,213	130,656
Intesa Sanpaolo SpA	384,582	945,956
Intesa Sanpaolo SpA	42,950	86,170
Luxottica Group SpA	6,760	362,278
Mediobanca SpA (I)	18,489	161,683
Pirelli & C. SpA	10,659	184,402
Prelios SpA (I)	1,065	845
Prysmian SpA	7,382	190,065
Saipem SpA	10,004	214,542
Snam SpA	62,699	350,447
Telecom Italia SpA	379,537	378,457
Telecom Italia SpA	233,394	183,129

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Terna Rete Elettrica Nazionale SpA	43,861	$219,045
UniCredit SpA	154,674	1,140,975
Unione di Banche Italiane SCPA	27,462	186,173
		10,169,912
Japan - 14.8%
ABC-MART, Inc.	700	30,582
Acom Company, Ltd. (I)	22,800	77,685
Advantest Corp.	6,000	74,763
Aeon Company, Ltd.	22,200	300,958
AEON Credit Service Company, Ltd.	2,100	56,312
Aeon Mall Company, Ltd.	3,300	92,444
Air Water, Inc.	5,000	67,766
Aisin Seiki Company, Ltd.	7,900	321,183
Ajinomoto Company, Inc.	24,000	347,440
Alfresa Holdings Corp.	1,324	65,716
Amada Company, Ltd.	12,000	105,976
ANA Holdings, Inc.	54,000	107,885
Aozora Bank, Ltd.	49,000	138,860
Asahi Glass Company, Ltd.	41,000	255,298
Asahi Group Holdings, Ltd.	14,700	414,829
Asahi Kasei Corp.	46,000	360,815
Asics Corp.	5,900	100,844
Astellas Pharma, Inc.	15,974	947,048
Benesse Holdings, Inc.	2,400	96,418
Bridgestone Corp.	23,900	905,496
Brother Industries, Ltd.	9,200	125,842
Calbee, Inc.	3,600	87,427
Canon, Inc.	42,100	1,343,343
Casio Computer Company, Ltd.	6,700	82,101
Central Japan Railway Company, Ltd.	5,500	648,186
Chiyoda Corp.	6,000	87,099
Chubu Electric Power Company, Inc.	26,200	338,709
Chugai Pharmaceutical Company, Ltd.	8,600	190,361
Citizen Holdings Company, Ltd.	8,800	74,246
Coca-Cola West Company, Ltd.	1,077	22,811
Credit Saison Company, Ltd.	5,000	131,810
Dai Nippon Printing Company, Ltd.	22,000	233,687
Daicel Corp.	12,534	102,150
Daido Steel Company, Ltd.	9,000	44,789
Daihatsu Motor Company, Ltd.	8,000	135,702
Daiichi Sankyo Company, Ltd.	25,000	457,124
Daikin Industries, Ltd.	8,500	530,423
Dainippon Sumitomo Pharma Company, Ltd.	7,200	112,773
Daito Trust Construction Company, Ltd.	2,900	271,115
Daiwa House Industry Company, Ltd.	19,000	368,129
Daiwa Securities Group, Inc.	60,900	609,946
Dena Company, Ltd. (L)	3,500	73,782
Denso Corp.	18,500	977,330
Dentsu, Inc.	7,600	310,830
Don Quijote Company, Ltd.	2,600	157,612
East Japan Railway Company	12,200	971,824
Eisai Company, Ltd.	9,300	360,441
Electric Power Development Company, Ltd.	4,600	134,121
FamilyMart Company, Ltd.	1,700	77,667
FANUC Corp.	7,000	1,282,684
Fast Retailing Company, Ltd.	2,000	826,046
Fuji Electric Company, Ltd.	17,000	79,652
Fuji Heavy Industries, Ltd.	21,000	603,518
FUJIFILM Holdings Corp.	17,900	508,092
Fujitsu, Ltd. (I)	70,000	362,787
Fukuoka Financial Group, Inc.	29,000	127,294
Gree, Inc. (L)	3,700	36,479
Gungho Online Entertainment, Inc. (I)(L)	13,000	93,638

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Hakuhodo DY Holdings, Inc.	9,900	$76,752
Hamamatsu Photonics KK	2,700	108,041
Hankyu Hanshin Holdings, Inc.	43,000	232,349
Hino Motors, Ltd.	10,000	157,527
Hirose Electric Company, Ltd.	1,300	185,317
Hisamitsu Pharmaceutical Company, Inc.	2,400	120,941
Hitachi Chemical, Ltd.	3,700	59,009
Hitachi Construction Machinery Company, Ltd.	4,100	87,733
Hitachi High-Technologies Corp.	3,200	80,566
Hitachi Metals, Ltd.	5,000	70,746
Hitachi, Ltd.	175,000	1,326,876
Hokkaido Electric Power Company, Inc. (I)	5,800	66,744
Hokuhoku Financial Group, Inc.	53,000	105,965
Hokuriku Electric Power Company	6,300	85,557
Honda Motor Company, Ltd.	60,000	2,476,626
Hoya Corp.	16,000	444,990
Hulic Company, Ltd. (I)	9,000	133,193
Ibiden Company, Ltd.	4,400	82,389
Idemitsu Kosan Company, Ltd.	2,800	63,744
IHI Corp.	44,000	190,284
Inpex Corp.	33,600	430,959
Isetan Mitsukoshi Holdings, Ltd.	12,219	173,946
Isuzu Motors, Ltd.	46,000	286,899
ITOCHU Corp.	56,300	696,016
Itochu Techno-Science Corp.	800	32,427
J Front Retailing Company, Ltd.	18,000	136,553
Japan Airlines Company, Ltd.	2,000	98,663
Japan Exchange Group, Inc.	10,000	284,239
Japan Petroleum Exploration Company, Ltd.	600	22,756
Japan Prime Realty Investment Corp.	28	89,610
Japan Real Estate Investment Corp.	42	224,703
Japan Retail Fund Investment Corp.	75	152,602
Japan Tobacco, Inc.	40,400	1,314,565
JFE Holdings, Inc.	18,400	438,473
JGC Corp.	7,000	274,707
JSR Corp.	6,500	125,989
JTEKT Corp.	7,300	124,559
JX Holdings, Inc.	84,911	437,245
Kajima Corp.	33,000	124,113
Kamigumi Company, Ltd.	9,000	82,579
Kaneka Corp.	11,829	77,671
Kansai Paint Company, Ltd.	7,000	103,516
Kao Corp.	19,000	598,154
Kawasaki Heavy Industries, Ltd.	50,000	209,989
KDDI Corp.	19,800	1,219,981
Keikyu Corp.	18,000	148,412
Keio Corp.	20,000	133,279
Keisei Electric Railway Company, Ltd.	8,000	73,611
Keyence Corp.	1,699	727,486
Kikkoman Corp.	5,000	94,542
Kinden Corp.	3,591	37,597
Kintetsu Corp.	62,000	217,549
Kirin Holdings Company, Ltd.	32,000	460,847
Kobe Steel, Ltd. (I)	105,000	180,010
Koito Manufacturing Company, Ltd.	4,000	76,430
Komatsu, Ltd.	34,500	708,329
Konami Corp.	3,700	85,558
Konica Minolta, Inc.	20,000	199,866
Kubota Corp.	40,000	663,489
Kuraray Company, Ltd.	13,200	157,566
Kurita Water Industries, Ltd.	4,400	91,279
Kyocera Corp.	11,600	579,902
Kyowa Hakko Kogyo Company, Ltd.	9,473	104,535

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kyushu Electric Power Company, Inc. (I)	16,300	$208,180
Lawson, Inc.	2,100	157,155
LIXIL Group Corp.	11,000	301,976
M3, Inc.	37	92,662
Mabuchi Motor Company, Ltd.	800	47,605
Makita Corp.	3,900	205,111
Marubeni Corp.	60,000	431,944
Marui Group Company, Ltd.	7,600	77,302
Maruichi Steel Tube, Ltd.	1,200	30,311
Mazda Motor Corp. (I)	102,000	528,570
McDonald’s Holdings Company, Ltd.	2,600	66,395
Medipal Holdings Corp.	5,490	72,476
MEIJI Holdings Company, Ltd.	2,500	160,693
Miraca Holdings, Inc.	2,300	108,505
Mitsubishi Chemical Holdings Corp.	50,500	233,701
Mitsubishi Corp.	51,600	990,612
Mitsubishi Electric Corp.	73,000	917,935
Mitsubishi Estate Company, Ltd.	47,000	1,406,523
Mitsubishi Gas & Chemicals Company, Inc.	14,829	109,316
Mitsubishi Heavy Industries, Ltd.	112,000	693,680
Mitsubishi Logistics Corp.	5,943	94,080
Mitsubishi Materials Corp.	50,000	184,822
Mitsubishi Motors Corp. (I)(L)	17,000	182,891
Mitsubishi Tanabe Pharma Corp.	7,000	97,629
Mitsubishi UFJ Financial Group, Inc.	467,000	3,100,597
Mitsubishi UFJ Lease &
Finance Company, Ltd.	17,600	108,202
Mitsui & Company, Ltd.	62,800	875,503
Mitsui Chemicals, Inc.	25,000	60,450
Mitsui Fudosan Company, Ltd.	31,000	1,118,190
Mitsui O.S.K. Lines, Ltd.	47,000	212,120
Mizuho Financial Group, Inc.	853,200	1,852,324
MS&AD Insurance Group Holdings	19,600	526,828
Murata Manufacturing Company, Ltd.	7,500	667,000
Nabtesco Corp.	3,900	90,007
Namco Bandai Holdings, Inc.	6,199	137,633
NEC Corp.	95,000	214,434
Nexon Company, Ltd.	4,100	37,884
NGK Insulators, Ltd.	9,000	171,278
NGK Spark Plug Company, Ltd.	5,000	118,503
NHK Spring Company, Ltd.	4,600	51,974
Nidec Corp.	3,500	344,801
Nikon Corp.	13,700	261,817
Nintendo Company, Ltd.	4,000	535,414
Nippon Building Fund, Inc.	48	278,890
Nippon Electric Glass Company, Ltd.	14,000	73,544
Nippon Express Company, Ltd.	30,000	145,218
Nippon Meat Packers, Inc.	5,238	90,029
Nippon Prologis REIT, Inc.	12	114,948
Nippon Steel & Sumitomo Metal Corp.	281,000	942,419
Nippon Telegraph & Telephone Corp.	13,800	743,274
Nippon Yusen KK (L)	55,000	175,858
Nissan Motor Company, Ltd.	91,500	766,770
Nisshin Seifun Group, Inc.	9,900	102,388
Nissin Food Products Company, Ltd.	2,200	92,843
Nitori Holdings Company, Ltd.	1,050	99,411
Nitto Denko Corp.	6,000	253,708
NKSJ Holdings, Inc.	11,500	320,087
NOK Corp.	3,800	62,240
Nomura Holdings, Inc.	134,600	1,040,164
Nomura Real Estate Holdings, Inc.	4,500	101,398
Nomura Real Estate Office Fund, Inc.	7	32,533
Nomura Research Institute, Ltd.	3,200	101,129

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
NSK, Ltd.	13,715	$170,921
NTT Data Corp.	5,500	203,189
NTT DOCOMO, Inc.	55,200	908,938
NTT Urban Development Corp.	2,200	25,360
Obayashi Corp.	27,000	154,002
Odakyu Electric Railway Company, Ltd.	23,000	208,008
OJI Holdings Corp.	30,000	153,882
Olympus Corp. (I)	7,000	222,017
Omron Corp.	7,100	313,772
Ono Pharmaceutical Company, Ltd.	2,900	254,201
Oracle Corp. Japan	1,500	54,832
Oriental Land Company, Ltd.	1,800	259,585
ORIX Corp.	47,800	839,935
Osaka Gas Company, Ltd.	69,000	271,006
Otsuka Corp.	400	51,102
Otsuka Holdings Company, Ltd.	14,500	418,672
Panasonic Corp.	81,200	946,565
Park24 Company, Ltd.	5,000	94,294
Rakuten, Inc.	27,200	405,917
Resona Holdings, Inc.	71,500	364,826
Ricoh Company, Ltd.	24,000	255,235
Rinnai Corp.	1,200	93,490
Rohm Company, Ltd.	3,800	185,353
Sankyo Company, Ltd.	1,900	87,630
Sanrio Company, Ltd. (L)	1,700	71,582
Santen Pharmaceutical Company, Ltd.	2,800	130,458
SBI Holdings, Inc.	8,013	121,672
Secom Company, Ltd.	7,700	464,579
Sega Sammy Holdings, Inc.	6,900	175,848
Sekisui Chemical Company, Ltd.	17,000	208,616
Sekisui House, Ltd.	20,000	279,864
Seven & I Holdings Company, Ltd.	27,700	1,102,915
Seven Bank, Ltd.	20,400	79,786
Sharp Corp. (I)	41,000	130,540
Shikoku Electric Power Company, Inc. (I)	6,400	95,977
Shimadzu Corp.	9,000	78,355
Shimamura Company, Ltd.	700	65,616
Shimano, Inc.	2,600	223,208
Shimizu Corp.	20,000	101,061
Shin-Etsu Chemical Company, Ltd.	15,700	918,282
Shinsei Bank, Ltd.	69,000	168,905
Shionogi & Company, Ltd.	12,600	273,542
Shiseido Company, Ltd.	14,200	228,356
Showa Denko KK	45,839	65,014
Showa Shell Sekiyu KK	6,845	69,579
SMC Corp.	2,000	504,777
Softbank Corp.	35,200	3,088,827
Sojitz Corp.	41,700	74,243
Sony Corp.	39,100	674,018
Sony Financial Holdings, Inc.	5,800	105,651
Stanley Electric Company, Ltd.	4,500	103,165
Sumco Corp.	5,200	45,874
Sumitomo Chemical Company, Ltd.	64,000	251,189
Sumitomo Corp.	41,300	519,064
Sumitomo Electric Industries, Ltd.	26,500	442,975
Sumitomo Heavy Industries, Ltd.	20,010	92,203
Sumitomo Metal Mining Company, Ltd.	21,000	275,169
Sumitomo Mitsui Financial Group, Inc.	47,300	2,459,760
Sumitomo Mitsui Trust Holdings, Inc.	117,000	619,072
Sumitomo Realty &
Development Company, Ltd.	13,000	647,757
Sumitomo Rubber Industries, Ltd.	7,100	101,066
Suntory Beverage & Food, Ltd.	5,000	159,510

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Suruga Bank, Ltd.	6,000	$107,743
Suzuken Company, Ltd.	2,400	77,743
Suzuki Motor Corp.	13,000	350,306
Sysmex Corp.	2,400	141,756
T&D Holdings, Inc.	23,300	326,120
Taiheiyo Cement Corp.	42,000	161,521
Taisei Corp.	37,000	168,383
Taisho Pharmaceutical Holdings Company, Ltd.	1,200	82,486
Taiyo Nippon Sanso Corp.	9,000	64,085
Takashimaya Company, Ltd.	11,181	111,560
Takeda Pharmaceutical Company, Ltd.	28,700	1,316,327
TDK Corp.	4,900	235,072
Teijin, Ltd.	32,000	71,278
Terumo Corp.	5,900	284,850
The 77th Bank, Ltd.	523	2,533
The Bank of Kyoto, Ltd.	13,000	108,677
The Bank of Yokohama, Ltd.	44,000	245,486
The Chiba Bank, Ltd.	31,000	209,208
The Chugoku Bank, Ltd.	6,000	76,261
The Chugoku Electric Power Company, Inc.	12,400	193,072
The Dai-ichi Life Insurance Company, Ltd.	31,300	523,743
The Gunma Bank, Ltd.	14,000	78,223
The Hachijuni Bank, Ltd.	13,000	75,890
The Hiroshima Bank, Ltd.	24,000	99,450
The Iyo Bank, Ltd.	10,000	98,110
The Japan Steel Works, Ltd.	12,000	67,242
The Joyo Bank, Ltd.	23,000	117,603
The Kansai Electric Power Company, Ltd. (I)	24,500	281,978
The Nishi-Nippon City Bank, Ltd.	34,000	91,594
The Shizuoka Bank, Ltd.	22,000	234,990
The Yokohama Rubber Company, Ltd.	10,000	98,335
THK Company, Ltd. (I)	4,000	99,902
Tobu Railway Company, Ltd.	40,000	193,957
Toho Company, Ltd.	4,567	100,473
Toho Gas Company, Ltd.	14,000	68,150
Tohoku Electric Power Company, Inc. (I)	18,500	208,406
Tokio Marine Holdings, Inc.	25,600	856,824
Tokyo Electric Power Company, Inc. (I)	54,500	268,526
Tokyo Electron, Ltd.	6,700	369,188
Tokyo Gas Company, Ltd.	90,000	443,583
Tokyo Tatemono Company, Ltd.	15,000	166,800
Tokyu Corp.	44,000	285,081
Tokyu Fudosan Holdings Corp. (I)	15,000	141,012
TonenGeneral Sekiyu KK	10,000	91,760
Toppan Printing Company, Ltd.	24,000	192,110
Toray Industries, Inc.	58,000	401,766
Toshiba Corp.	155,000	652,521
TOTO, Ltd.	9,000	142,750
Toyo Seikan Kaisha, Ltd.	4,800	103,335
Toyo Suisan Kaisha, Ltd.	4,000	120,163
Toyoda Gosei Company, Ltd.	2,466	57,447
Toyota Boshoku Corp.	3,300	41,261
Toyota Industries Corp.	6,100	275,748
Toyota Motor Corp.	101,400	6,182,872
Toyota Tsusho Corp.	7,900	195,911
Trend Micro, Inc.	4,000	140,172
Tsumura & Company, Ltd.	2,500	66,250
Ube Industries, Ltd.	37,000	79,248
Unicharm Corp.	4,300	245,352
United Urban Investment Corp.	85	122,173
USS Company, Ltd.	10,070	138,125
West Japan Railway Company	6,100	264,304
Yahoo Japan Corp.	52,400	292,203

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Yakult Honsha Company, Ltd.	2,843	$143,652
Yamada Denki Company, Ltd.	33,400	109,251
Yamaguchi Financial Group, Inc.	7,000	64,912
Yamaha Corp.	4,400	69,953
Yamaha Motor Company, Ltd.	12,400	186,426
Yamato Kogyo Company, Ltd.	2,300	73,557
Yamato Transport Company, Ltd.	12,800	258,858
Yamazaki Baking Company, Ltd.	4,000	41,033
Yaskawa Electric Corp.	9,000	142,610
Yokogawa Electric Corp.	7,686	118,171
		102,406,550
Jersey, Channel Islands - 0.0%
Randgold Resources, Ltd.	3,461	217,637

Luxembourg - 0.3%
ArcelorMittal	39,259	701,250
Millicom International Cellular SA	2,700	269,044
RtTLGroup SA	1,422	184,054
SES SA	11,632	376,835
Tenaris SA	20,099	437,967
		1,969,150
Macau - 0.2%
MGM China Holdings, Ltd.	35,912	153,931
Sands China, Ltd.	88,800	730,617
Wynn Macau, Ltd.	61,415	279,568
		1,164,116
Malaysia - 0.8%
AirAsia BHD	21,700	14,594
Alliance Financial Group BHD	53,600	77,961
AMMB Holdings BHD	59,087	130,756
Axiata Group BHD	90,800	191,470
Berjaya Sports Toto BHD	11,280	13,951
British American Tobacco Malaysia BHD	4,300	84,236
Bumi Armada BHD	41,700	51,347
CIMB Group Holdings BHD	200,965	468,417
DiGi.Com BHD	110,800	167,902
Felda Global Ventures Holdings BHD	39,000	53,504
Gamuda BHD	62,000	90,953
Genting BHD	72,900	228,651
Genting Malaysia BHD	105,700	141,507
Genting Plantations BHD	15,000	50,643
Hong Leong Bank BHD	20,060	88,275
Hong Leong Financial Group BHD	5,600	26,501
IHH Healthcare BHD (I)	71,800	84,678
IJM Corp. BHD	43,710	78,553
IJM Land BHD	1,395	1,085
IOI Corp. BHD	114,466	164,751
Ioi Properties Group Sdn Bhd (I)	57,232	57,660
Kuala Lumpur Kepong BHD	17,150	130,488
Lafarge Malayan Cement BHD	9,360	24,509
Malayan Banking BHD	171,566	521,423
Malaysia Airports Holdings BHD	33,591	92,263
Maxis BHD	80,200	178,122
MISC BHD (I)	26,280	45,780
MMC Corp. BHD	53,600	47,159
Parkson Holdings BHD	20,197	16,962
Petronas Chemicals Group BHD	99,800	211,020
Petronas Dagangan BHD	12,200	117,200
Petronas Gas BHD	21,200	157,271
PPB Group BHD	17,700	87,344
Public Bank BHD	23,226	137,675
Public Bank BHD	21,000	125,336

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
RHB Capital BHD	23,828	$57,530
Sapurakencana Petroleum BHD (I)	80,300	120,292
Sime Darby BHD	96,401	280,435
Telekom Malaysia BHD	40,000	67,801
Tenaga Nasional BHD	97,450	338,891
UEM Sunrise BHD	36,187	26,130
UMW Holdings BHD	25,500	94,013
YTL Corp. BHD	166,792	82,569
YTL Power International BHD	82,365	47,572
		5,275,180
Mexico - 1.0%
Alfa SAB de CV, Class A	97,680	275,313
America Movil SAB de CV, Series L	1,334,432	1,552,485
Arca Continental SAB de CV	7,500	46,816
Cemex SAB de CV (I)	418,299	490,175
Coca-Cola Femsa SAB de CV, Series L	15,312	184,860
Compartamos SAB de CV (I)	28,000	52,305
Controladora Comercial Mexicana SAB de CV	20,600	89,459
El Puerto de Liverpool SAB de CV	4,600	52,812
Fomento Economico Mexicano SAB de CV	69,820	675,981
Fresnillo PLC	7,504	93,304
Grupo Aeroportuario del Pacifico SAB
de CV, Series B	18,400	97,789
Grupo Aeroportuario del Sureste SAB
de CV, Class B	9,800	122,518
Grupo Bimbo SAB de CV	63,384	195,883
Grupo Carso SAB de CV, Series A1	17,777	93,824
Grupo Financiero Banorte SAB de CV, Series O	94,062	658,034
Grupo Financiero Inbursa SAB de CV, Series O	64,238	181,745
Grupo Financiero Santander Mexico
SAB de CV	65,000	176,334
Grupo Mexico SAB de CV, Series B	156,766	517,611
Grupo Televisa SA	91,626	551,588
Industrias CH SAB de CV, Series B (I)	9,500	64,175
Industrias Penoles SAB de CV	4,883	121,685
Kimberly-Clark de Mexico SAB de CV	56,178	159,759
Mexichem SAB de CV (L)	31,640	131,586
Minera Frisco SAB de CV, Class A1 (I)	27,077	55,890
Promotora y Operadora de Infraestructura
SAB de CV (I)	9,800	117,842
Wal-Mart de Mexico SAB de CV	199,088	522,708
		7,282,481
Netherlands - 3.2%
Aegon NV	72,180	684,016
Akzo Nobel NV	9,275	719,238
ASML Holding NV	12,384	1,159,906
Corio NV	2,813	126,239
Delta Lloyd NV	4,512	112,050
Fugro NV	2,807	167,442
Gemalto NV	2,994	329,506
Heineken Holding NV	4,171	264,023
Heineken NV	8,722	589,490
ING Groep NV	144,739	2,021,790
Koninklijke Ahold NV	37,230	669,065
Koninklijke Boskalis Westinster NV	2,484	131,388
Koninklijke DSM NV	6,195	487,536
Koninklijke KPN NV (I)	114,399	369,633
Koninklijke Philips NV	36,899	1,358,664
Koninklijke Vopak NV	2,830	165,675
QIAGEN NV (I)	8,422	196,621
Randstad Holding NV	4,599	298,443
Reed Elsevier NV	27,876	592,470

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Royal Dutch Shell PLC, B Shares	92,424	$3,486,249
Royal Dutch Shell PLC, Class A (London
Stock Exchange)	140,587	5,038,393
TNT Express NV	12,124	112,771
Unilever NV	62,587	2,516,326
Wolters Kluwer NV	11,636	332,258
Ziggo NV	4,475	204,633
		22,133,825
New Zealand - 0.1%
Auckland International Airport, Ltd. (I)	26,045	75,640
Contact Energy, Ltd.	8,664	36,581
Fletcher Building, Ltd.	33,708	236,212
Telecom Corp. of New Zealand, Ltd. (L)	37,559	71,294
		419,727
Norway - 0.5%
Aker Solutions ASA	7,375	132,039
DNB ASA	40,576	728,264
Gjensidige Forsikring ASA	4,167	79,697
Norsk Hydro ASA	44,388	198,571
Orkla ASA	33,366	260,801
Statoil ASA	42,623	1,036,442
Telenor ASA	26,823	640,898
Yara International ASA	6,981	301,078
		3,377,790
Peru - 0.1%
Compania de Minas Buenaventura SA, ADR	7,964	89,356
Credicorp, Ltd.	2,734	362,884
		452,240
Philippines - 0.1%
Ayala Corp.	7,160	83,799
Ayala Land, Inc.	253,800	142,196
Bank of the Philippine Islands	27,067	51,945
BDO Unibank, Inc.	24,194	37,534
Energy Development Corp.	244,436	29,428
Globe Telecom, Inc.	970	35,911
Jollibee Foods Corp.	18,900	73,863
Metropolitan Bank & Trust Company	40,063	68,479
Philippine Long Distance Telephone Company	2,340	140,761
SM Investments Corp.	10,135	162,836
SM Prime Holdings, Ltd.	241,744	80,260
		907,012
Poland - 0.3%
Bank Handlowy w Warszawie SA	1,164	40,333
Bank Millennium SA (I)	12,341	29,240
Bank Pekao SA	4,928	292,755
Boryszew SA (I)	23,796	3,941
Cyfrowy Polsat SA (I)	6,360	41,833
Enea SA	3,933	17,713
Eurocash SA	2,447	38,682
Firma Oponiarska Debica SA	64	2,226
Grupa Lotos SA (I)	2,314	27,179
Jastrzebska Spolka Weglowa SA	1,255	22,081
KGHM Polska Miedz SA	5,681	221,432
mBank	525	87,032
PGE SA	26,654	143,542
Polski Koncern Naftowy Orlen SA	11,432	155,426
Polskie Gornictwo Naftowe i Gazownictwo SA	63,078	107,102
Powszechna Kasa Oszczednosci
Bank Polski SA	30,479	397,383
Powszechny Zaklad Ubezpieczen SA	2,300	341,776

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Poland (continued)
Sygnity SA (I)	207	$1,363
Synthos SA	14,988	27,091
Tauron Polska Energia SA	37,474	54,309
Telekomunikacja Polska SA	26,179	85,088
		2,137,527
Portugal - 0.1%
Banco Espirito Santo SA (I)	60,988	87,098
EDP - Energias de Portugal SA	84,624	310,832
Galp Energia SGPS SA	7,057	115,659
Jeronimo Martins SGPS SA	7,332	143,368
Portugal Telecom SGPS SA (L)	27,409	119,323
		776,280
Russia - 1.3%
Federal Grid Company Unified Energy System
JSC, GDR (I)(S)	1,087	1,491
Gazprom OAO, ADR	251,662	2,176,876
Gazprom OAO, ADR (London Exchange)	3,680	31,535
Lukoil OAO, ADR	29,756	1,878,199
MMC Norilsk Nickel OJSC, ADR	39,185	652,588
Mobile Telesystems OJSC, ADR	20,264	438,310
NovaTek OAO, GDR	3,606	494,321
Rosneft OAO, GDR	30,000	228,450
Rosneft OAO, GDR	38,621	294,809
Sberbank of Russia, ADR	40,000	502,800
Sberbank of Russia, ADR	34,900	432,024
Severstal OAO, GDR	4,250	41,990
Sistema JSFC, GDR	3,202	103,042
Surgutneftegas OAO, ADR	34,280	296,825
Surgutneftegas OAO, Class B, ADR (L)	38,814	301,197
Tatneft OAO, ADR	14,389	551,436
Uralkali OSJC, GDR	6,000	159,600
VTB Bank OJSC, GDR	50,760	152,472
		8,737,965
Singapore - 1.0%
Ascendas Real Estate Investment Trust	56,864	99,520
CapitaLand, Ltd.	115,999	279,605
CapitaMall Trust	90,402	136,808
CapitaMalls Asia, Ltd.	31,000	48,317
City Developments, Ltd.	23,000	175,743
ComfortDelGro Corp., Ltd.	97,000	155,102
DBS Group Holdings, Ltd.	64,216	872,681
Genting Singapore PLC	226,200	268,994
Golden Agri-Resources, Ltd.	284,496	123,158
Hutchison Port Holdings Trust	215,400	145,572
Jardine Cycle and Carriage, Ltd.	4,547	129,911
Keppel Corp., Ltd.	56,969	506,036
Keppel Land, Ltd.	35,510	94,258
Olam International, Ltd. (L)	59,316	72,356
Oversea-Chinese Banking Corp., Ltd.	101,145	819,804
SembCorp Industries, Ltd.	38,019	165,865
SembCorp Marine, Ltd.	36,999	130,817
Singapore Airlines, Ltd.	23,140	191,130
Singapore Exchange, Ltd.	37,000	213,364
Singapore Press Holdings, Ltd.	59,500	194,431
Singapore Technologies Engineering, Ltd.	73,000	229,753
Singapore Telecommunications, Ltd.	303,840	883,602
StarHub, Ltd.	21,000	71,585
Suntec Real Estate Investment Trust	191	234
United Overseas Bank, Ltd.	50,361	850,448
UOL Group, Ltd.	24,099	118,613

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Wilmar International, Ltd.	72,000	$195,572
		7,173,279
South Africa - 1.5%
African Bank Investments, Ltd. (L)	52,291	60,116
African Rainbow Minerals, Ltd.	5,606	101,232
Anglo American Platinum, Ltd. (I)	2,632	99,107
AngloGold Ashanti, Ltd.	14,430	169,390
Aspen Pharmacare Holdings, Ltd.	8,659	222,079
Assore, Ltd.	664	21,583
Barclays Africa Group, Ltd.	12,071	152,400
Bidvest Group, Ltd.	11,166	286,054
Discovery Holdings, Ltd.	15,181	122,442
Exxaro Resources, Ltd.	4,891	68,395
FirstRand, Ltd.	118,126	404,809
Gold Fields, Ltd.	29,492	94,282
Growthpoint Properties, Ltd.	74,920	173,627
Harmony Gold Mining Company, Ltd.	16,381	41,532
Hulamin, Ltd. (I)	156	77
Impala Platinum Holdings, Ltd.	22,733	267,262
Imperial Holdings, Ltd.	6,917	133,758
Investec, Ltd.	7,953	56,595
Kumba Iron Ore, Ltd.	3,135	132,720
Liberty Holdings, Ltd.	4,754	55,189
Life Healthcare Group Holdings, Ltd.	40,397	161,344
Massmart Holdings, Ltd.	4,351	53,956
MMI Holdings, Ltd.	19,936	48,140
Mr. Price Group, Ltd.	8,969	140,183
MTN Group, Ltd.	63,985	1,325,218
Naspers, Ltd.	14,605	1,528,769
Nedbank Group, Ltd.	9,463	189,736
Netcare, Ltd.	36,217	89,894
Northam Platinum, Ltd. (I)	9,932	39,910
Pick’n Pay Stores, Ltd.	7,147	35,488
PPC, Ltd.	27,421	82,142
Redefine Income Fund, Ltd.	113,653	105,552
Remgro, Ltd.	18,654	370,018
Reunert, Ltd.	6,898	45,056
RMB Holdings, Ltd.	31,391	144,985
RMI Holdings	31,391	82,203
Sanlam, Ltd.	64,030	325,383
Sappi, Ltd. (I)	26,810	83,835
Sasol, Ltd.	20,803	1,023,836
Shoprite Holdings, Ltd.	16,492	258,254
Standard Bank Group, Ltd.	45,879	566,888
Steinhoff International Holdings, Ltd.	51,950	223,831
Super Group, Ltd. (I)	290	723
The Foschini Group, Ltd.	6,632	60,638
Tiger Brands, Ltd.	6,286	160,186
Trans Hex Group, Ltd. (I)	1,091	447
Truworths International, Ltd.	18,481	135,402
Vodacom Group, Ltd. (L)	16,692	211,696
Woolworths Holdings, Ltd.	26,688	190,185
		10,346,547
South Korea - 3.2%
Amorepacific Corp.	127	120,403
AMOREPACIFIC Group	129	56,912
BS Financial Group, Inc.	5,627	85,490
Celltrion, Inc. (I)	2,553	92,893
Cheil Industries, Inc.	1,865	156,641
CJ CheilJedang Corp.	326	85,675
CJ Corp.	456	50,436
Coway Company, Ltd.	1,930	121,585

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Daelim Industrial Company, Ltd.	877	$78,354
Daewoo Engineering &
Construction Company, Ltd. (I)	2,130	14,892
Daewoo International Corp.	1,626	63,767
Daewoo Securities Company, Ltd.	7,159	60,552
Daewoo Shipbuilding & Marine
Engineering Company, Ltd.	4,040	134,388
DGB Financial Group, Inc.	3,940	61,726
Dongbu Insurance Company, Ltd.	1,810	96,439
Doosan Corp.	163	21,568
Doosan Heavy Industries and
Construction Company, Ltd.	2,030	68,292
Doosan Infracore Company, Ltd. (I)	4,470	53,537
E-Mart Company, Ltd.	817	206,625
GS Engineering & Construction Corp.	1,110	32,142
GS Holdings Corp.	2,038	110,913
Hana Financial Group, Inc.	9,912	413,007
Hankook Tire Company, Ltd.	3,008	173,324
Hanwha Chemical Corp.	2,217	45,407
Hanwha Corp.	2,040	75,903
Hanwha Life Insurance Company, Ltd.	8,120	58,513
Hitejinro Holdings Company, Ltd.	200	2,201
Hyosung Corp.	1,033	68,925
Hyundai Department Store Company, Ltd.	494	75,538
Hyundai Development Company	1,140	25,121
Hyundai Engineering &
Construction Company, Ltd.	2,649	152,702
Hyundai Glovis Company, Ltd.	539	118,127
Hyundai Heavy Industries Company, Ltd.	1,587	387,538
Hyundai Hysco Company, Ltd.	1,490	58,592
Hyundai Marine & Fire
Insurance Company, Ltd.	2,650	81,644
Hyundai Merchant Marine Company, Ltd. (I)	2,351	25,452
Hyundai Mipo Dockyard	513	86,776
Hyundai Mobis	2,535	705,754
Hyundai Motor Company	5,686	1,276,318
Hyundai Securities Company, Ltd.	2,435	13,527
Hyundai Steel Company	2,195	179,964
Hyundai Wia Corp.	644	116,221
Industrial Bank of Korea	7,080	81,663
Kangwon Land, Inc.	4,000	117,450
KB Financial Group, Inc.	10,980	443,810
KB Financial Group, Inc., ADR (I)	2,772	112,294
KCC Corp.	196	87,155
Kia Motors Corp.	9,843	524,155
Korea Aerospace Industries, Ltd.	1,710	47,044
Korea Electric Power Corp. (I)	7,710	254,631
Korea Electric Power Corp., ADR (I)(L)	4,277	71,041
Korea Gas Corp.	1,166	73,702
Korea Investment Holdings Company, Ltd.	1,170	45,294
Korea Zinc Company, Ltd.	339	102,262
Korean Air Lines Company, Ltd. (I)	917	27,255
Korean Reinsurance Company, Ltd.	15	163
KT Corp.	2,633	78,879
KT&G Corp.	4,163	294,023
Kumho Industrial Company, Ltd. (I)	17	190
Kumho Petrochemical Company, Ltd.	614	55,565
LG Chem, Ltd.	1,735	493,506
LG Corp.	3,654	221,945
LG Display Company, Ltd. (I)	7,650	184,735
LG Display Company, Ltd., ADR (I)(L)	2,417	29,342
LG Electronics, Inc.	4,051	261,942
LG Household & Health Care, Ltd.	362	188,235

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
LG Innotek Company, Ltd. (I)	210	$16,694
LG Uplus Corp. (I)	6,602	67,311
Lotte Chemical Corp.	562	123,911
Lotte Confectionery Company, Ltd.	20	36,257
Lotte Shopping Company, Ltd.	410	157,058
LS Cable, Ltd.	793	60,887
LS Industrial Systems Company, Ltd.	735	45,826
Mirae Asset Securities Company, Ltd.	875	31,915
NAVER Corp.	1,057	728,407
NCSoft Corp.	632	149,129
NHN Entertainment Corp. (I)	486	44,480
OCI Company, Ltd.	650	117,920
Orion Corp.	143	128,755
POSCO	2,426	754,880
S-Oil Corp.	1,778	124,903
S1 Corp.	810	57,475
Samsung C&T Corp.	4,787	275,446
Samsung Card Company, Ltd.	1,490	52,848
Samsung Electro-Mechanics Company, Ltd.	2,318	160,671
Samsung Electronics Company, Ltd.	4,040	5,264,310
Samsung Engineering Company, Ltd.	1,181	73,978
Samsung Fire & Marine
Insurance Company, Ltd.	1,357	333,459
Samsung Heavy Industries Company, Ltd.	6,270	226,606
Samsung Life Insurance Company, Ltd.	2,331	229,987
Samsung SDI Company, Ltd.	1,333	205,239
Samsung Securities Company, Ltd.	2,498	104,448
Samsung Techwin Company, Ltd.	1,577	81,423
Shinhan Financial Group
Company, Ltd., ADR (I)	350	15,995
Shinhan Financial Group Company, Ltd.	15,585	699,686
Shinsegae Company, Ltd.	197	47,185
SK C&C Company, Ltd.	964	123,482
SK Holdings Company, Ltd.	1,019	184,749
SK Hynix, Inc. (I)	19,510	682,412
SK Innovation Company, Ltd.	2,274	305,751
SK Networks Company, Ltd.	3,090	22,174
SK Telecom Company, Ltd.	470	102,854
Woori Finance Holdings Company, Ltd.	14,510	183,302
Woori Investment & Securities Company, Ltd.	3,944	35,930
Yuhan Corp.	350	62,130
		21,829,938
Spain - 2.3%
Abertis Infraestructuras SA	14,450	321,409
ACS Actividades de Construccion
y Servicios SA	6,529	225,064
Amadeus IT Holding SA, A Shares	12,738	545,636
Banco Bilbao Vizcaya Argentaria SA	215,370	2,664,241
Banco de Sabadell SA	138,379	361,337
Banco Popular Espanol SA (I)	33,404	201,765
Banco Santander SA	428,369	3,852,105
Bankia SA (I)	340	578
CaixaBank	37,273	194,150
Distribuidora Internacional de Alimentacion SA	23,600	211,312
Enagas SA	6,236	162,896
Ferrovial SA	14,499	280,872
Gas Natural SDG SA	14,483	372,782
Grifols SA	4,281	204,860
Grifols SA, B Shares	427	15,275
Iberdrola SA	163,920	1,046,097
Inditex SA	8,254	1,362,827
Mapfre SA	30,375	130,290
Red Electrica Corp. SA	4,146	276,786

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Repsol SA	34,600	$873,065
Telefonica SA	158,395	2,589,879
Zardoya Otis SA	5,513	99,812
Zeltia SA (I)	175	557
		15,993,595
Sweden - 2.3%
Alfa Laval AB	13,367	343,441
Assa Abloy AB, Series B	13,254	701,721
Atlas Copco AB, Series A	25,624	711,477
Atlas Copco AB, Series B	13,732	349,085
Boliden AB	10,826	165,979
Electrolux AB	9,396	245,542
Elekta AB, B Shares	15,376	235,301
Getinge AB, B Shares	6,512	223,218
Hennes & Mauritz AB, B Shares	35,889	1,652,920
Hexagon AB	9,601	303,701
Husqvarna AB, B Shares	18,793	113,161
Industrivarden AB, C Shares (I)	2,860	54,418
Investment AB Kinnevik, B Shares	7,421	344,046
Investor AB, B Shares	16,147	556,483
Lundin Petroleum AB (I)	8,518	165,764
Nordea Bank AB	100,775	1,358,729
Sandvik AB	40,462	571,068
Scania AB, Series B	10,652	208,772
Securitas AB, Series B	14,347	152,658
Skandinaviska Enskilda Banken AB, Series A	56,007	739,924
Skanska AB, Series B	14,150	289,483
SKF AB, B Shares	15,548	407,752
Svenska Cellulosa AB, B Shares	22,959	707,317
Svenska Handelsbanken AB, Class A	18,485	908,848
Swedbank AB, Class A	32,393	912,488
Swedish Match AB	8,709	280,004
Tele2 AB, B Shares (I)	12,690	144,129
Telefonaktiebolaget LM Ericsson, B Shares	116,154	1,418,181
TeliaSonera AB	82,426	687,466
Volvo AB, Series B	52,551	691,486
		15,644,562
Switzerland - 6.7%
ABB, Ltd. (SIX Swiss Exchange) (I)	80,722	2,134,290
Actelion, Ltd. (I)	4,318	366,256
Adecco SA (I)	5,213	413,843
Aryzta AG (I)	3,464	266,170
Baloise Holding AG	1,589	202,620
Barry Callebaut AG (I)	81	101,787
Cie Financiere Richemont SA	19,069	1,904,943
Coca-Cola HBC AG (I)	7,325	214,386
Credit Suisse Group AG (I)	55,601	1,716,033
EMS-Chemie Holding AG	400	142,629
Geberit AG (I)	1,444	438,082
Givaudan SA (I)	319	456,350
Glencore Xstrata PLC (I)	390,339	2,030,760
Holcim, Ltd. (I)	8,405	628,397
Julius Baer Group, Ltd. (I)	8,521	409,485
Kuehne & Nagel International AG	2,068	271,817
Lindt & Spruengli AG - PC	35	157,856
Lindt & Spruengli AG - REG	4	215,889
Lonza Group AG (I)	1,729	164,312
Nestle SA	118,377	8,675,852
Novartis AG	84,571	6,778,307
Pargesa Holding SA	755	60,811
Partners Group Holding AG	751	200,080
Roche Holding AG	25,836	7,237,340

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Schindler Holding AG,
Participation Certificates	1,670	$245,847
Schindler Holding AG, Registered Shares	806	118,904
SGS SA	194	446,637
Sika AG	91	324,274
Sonova Holding AG (I)	1,693	228,292
STMicroelectronics NV (I)	24,208	194,334
Sulzer AG	981	158,511
Swiss Life Holding (I)	1,089	226,403
Swiss Prime Site AG (I)	2,297	177,877
Swiss Re AG (I)	12,928	1,191,812
Swisscom AG	890	470,360
Syngenta AG	3,419	1,363,144
The Swatch Group AG	1,748	197,040
The Swatch Group AG, BR Shares	1,109	735,049
Transocean, Ltd.	14,101	690,098
UBS AG (I)	133,510	2,556,361
Wolseley PLC	9,747	554,148
Zurich Insurance Group AG (I)	5,465	1,585,199
		46,652,585
Taiwan - 1.8%
Acer, Inc. (I)	53,424	32,878
Advanced Semiconductor Engineering, Inc.	215,933	201,723
Advantech Company, Ltd.	1,811	12,565
Asia Cement Corp.	36,141	46,883
Asia Optical Company, Inc. (I)	79	78
Asustek Computer, Inc.	24,952	224,719
AU Optronics Corp. (I)	163,827	52,286
Catcher Technology Company, Ltd.	8,184	53,292
Cathay Financial Holdings Company, Ltd.	287,525	466,907
Chang Hwa Commercial Bank	84,859	52,338
Cheng Shin Rubber Industry Company, Ltd.	77,680	203,496
Cheng Uei Precision Industry Company, Ltd.	6,949	13,969
China Airlines, Ltd. (I)	26,874	9,890
China Development Financial Holdings Corp.	213,153	64,538
China Motor Corp.	65	63
China Steel Corp.	429,793	389,718
Chunghwa Telecom Company, Ltd.	141,148	440,621
Compal Electronics, Inc.	79,764	61,163
CTBC Financial Holding Company, Ltd.	534,469	365,732
D-Link Corp.	361	219
Delta Electronics, Inc.	67,331	385,570
E.Sun Financial Holding Company, Ltd.	55,157	36,727
Epistar Corp. (I)	10,064	19,416
Eva Airways Corp. (I)	23,623	13,189
Evergreen Marine Corp., Ltd. (I)	8,799	5,380
Far Eastern Department Stores Company, Ltd.	20,138	19,960
Far Eastern New Century Corp.	62,356	72,095
Far EasTone
Telecommunications Company, Ltd.	69,159	151,933
First Financial Holding Company, Ltd.	115,798	72,102
Formosa Chemicals & Fibre Corp.	119,212	336,644
Formosa Petrochemical Corp.	24,720	67,794
Formosa Plastics Corp.	154,086	416,964
Formosa Taffeta Company, Ltd.	5,000	6,051
Foxconn Technology Company, Ltd.	14,484	33,895
Fubon Financial Holding Company, Ltd.	211,112	309,624
Hon Hai Precision Industry Company, Ltd.	408,520	1,101,901
HTC Corp.	26,997	127,961
Hua Nan Financial Holdings Company, Ltd.	78,460	45,881
Innolux Corp. (I)	93,794	35,838
Inventec Corp.	25,899	22,934
Kinsus Interconnect Technology Corp.	1,035	3,441

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Largan Precision Company, Ltd.	1,143	$46,717
Lite-On Technology Corp.	39,039	62,738
MediaTek, Inc.	42,340	631,073
Mega Financial Holding Company, Ltd.	358,065	301,896
Mitac Holdings Corp. (I)	1,407	1,363
Mosel Vitelic, Inc. (I)	236	51
Nan Ya Plastics Corp.	176,992	410,080
Novatek Microelectronics Corp., Ltd.	7,361	30,199
Pan-International Industrial	327	250
Pegatron Corp.	32,989	42,648
Pou Chen Corp.	36,641	54,859
Powertech Technology, Inc. (I)	13,149	20,123
President Chain Store Corp.	7,496	52,045
Quanta Computer, Inc.	92,771	216,954
Realtek Semiconductor Corp.	5,999	16,146
Shin Kong Financial Holding Company, Ltd.	97,557	33,791
Siliconware Precision Industries Company	54,855	65,536
SinoPac Financial Holdings Company, Ltd.	112,680	56,292
Synnex Technology International Corp.	23,741	37,700
Taishin Financial Holdings Company, Ltd.	76,208	37,536
Taiwan Cement Corp.	60,781	94,509
Taiwan Cooperative Financial Holding	52,484	28,739
Taiwan Fertilizer Company, Ltd.	13,000	29,484
Taiwan Glass Industrial Corp.	11,254	12,533
Taiwan Mobile Company, Ltd.	62,257	201,228
Taiwan Semiconductor
Manufacturing Company, Ltd.	914,227	3,228,096
Teco Electric & Machinery Company, Ltd.	16,000	18,380
TPK Holding Company, Ltd.	8,000	47,334
Transcend Information, Inc. (I)	6,608	19,029
U-Ming Marine Transport Corp.	5,000	8,973
Uni-President Enterprises Corp.	162,816	293,807
Unimicron Technology Corp.	20,604	15,651
United Microelectronics Corp.	258,313	107,896
Wafer Works Corp. (I)	142	79
Walsin Lihwa Corp. (I)	28,000	9,001
Wan Hai Lines, Ltd.	5,512	2,869
Wistron Corp.	37,119	31,259
Ya Hsin Industrial Company, Ltd. (I)	36,000	0
Yang Ming Marine Transport Corp. (I)	3,348	1,569
Yuanta Financial Holdings Company, Ltd.	179,932	107,699
Yulon Motor Company, Ltd.	17,510	31,762
Zinwell Corp.	904	1,053
		12,387,325
Thailand - 0.4%
Advanced Info Service PCL	48,400	293,847
Bangkok Bank PCL, Foreign Shares	34,900	189,940
Banpu PCL	55,000	50,631
BEC World PCL	46,019	70,723
Charoen Pokphand Foods PCL	136,200	132,635
CP ALL PCL	173,500	221,759
Glow Energy PCL	27,900	59,858
IRPC PCL	528,400	52,422
Kasikornbank PCL, Foreign Shares	61,800	299,952
Krung Thai Bank PCL	164,375	82,538
PTT Exploration & Production PCL	60,147	304,762
PTT Global Chemical PCL	65,273	156,925
PTT PCL, Foreign Shares	34,300	298,533
Siam Cement PCL, Foreign Shares	11,300	140,112
Siam Commercial Bank PCL	70,748	308,957
Thai Oil PCL	28,800	49,300
		2,712,894

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Turkey - 0.3%
Adana Cimento Sanayii TAS, Class A	685	$1,152
Akbank TAS	67,697	211,268
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,117	87,799
Arcelik AS	6,139	34,722
BIM Birlesik Magazalar AS	8,214	165,888
Coca-Cola Icecek AS	2,884	69,469
Emlak Konut Gayrimenkul Yatirim
Ortakligi AS	17,803	17,336
Enka Insaat ve Sanayi AS	22,425	62,877
Eregli Demir ve Celik Fabrikalari TAS	30,186	36,265
Ford Otomotiv Sanayi AS	4,572	48,349
HACI Omer Sabanci Holding AS	31,762	127,799
Is Gayrimenkul Yatirim Ortakligi AS	3,782	2,467
KOC Holdings AS	25,423	104,229
Koza Altin Isletmeleri AS	1,847	19,090
TAV Havalimanlari Holding AS	4,656	33,522
Tupras Turkiye Petrol Rafinerileri AS	4,998	99,801
Turk Hava Yollari	25,366	76,050
Turk Telekomunikasyon AS	22,064	61,199
Turkcell Iletisim Hizmetleri AS (I)	29,771	157,777
Turkiye Garanti Bankasi AS	86,216	279,472
Turkiye Halk Bankasi AS	25,911	146,591
Turkiye Is Bankasi, Class C	60,572	131,144
Turkiye Sise ve Cam Fabrikalari AS	30,613	38,749
Turkiye Vakiflar Bankasi Tao, Class D	22,351	39,777
Yapi ve Kredi Bankasi AS	35,813	62,052
		2,114,844
Ukraine - 0.0%
Kernel Holding SA (I)	1,846	23,331
United Kingdom - 13.7%
3i Group PLC	36,258	231,686
Aberdeen Asset Management PLC	35,216	292,844
Admiral Group PLC	7,053	153,312
Aggreko PLC	10,324	292,795
AMEC PLC	10,765	194,360
Anglo American PLC	51,738	1,132,302
Antofagasta PLC	15,103	207,054
ARM Holdings PLC	51,898	943,655
Associated British Foods PLC	13,331	540,648
AstraZeneca PLC	45,978	2,727,734
Aviva PLC	108,407	811,041
Babcock International Group PLC	13,291	298,649
BAE Systems PLC	120,209	867,283
Barclays PLC	544,149	2,460,578
BG Group PLC	125,247	2,695,109
BHP Billiton PLC	77,697	2,410,930
BP PLC	693,421	5,619,562
British American Tobacco PLC	69,851	3,749,188
British Land Company PLC	37,243	388,276
British Sky Broadcasting Group PLC	39,082	546,724
BT Group PLC	292,998	1,847,627
Bunzl PLC	11,962	287,460
Burberry Group PLC	16,791	423,054
Capita PLC	24,608	423,582
Carnival PLC	6,738	278,940
Centrica PLC	193,209	1,114,163
CNH Industrial NV (I)	34,400	393,075
Cobham PLC	39,593	180,233
Compass Group PLC	66,378	1,065,690
Croda International PLC	5,115	208,502
Diageo PLC	92,371	3,061,043
Direct Line Insurance Group PLC	36,648	151,610

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
easyJet PLC	5,884	$149,965
G4S PLC	56,956	247,824
GKN PLC	59,980	371,680
GlaxoSmithKline PLC	179,826	4,804,495
Hammerson PLC	26,287	218,844
Hargreaves Lansdown PLC	8,843	198,629
HSBC Holdings PLC	686,299	7,531,545
ICAP PLC	23,327	174,717
IMI PLC	12,138	307,382
Imperial Tobacco Group PLC	35,660	1,382,471
Inmarsat PLC	15,909	199,471
InterContinental Hotels Group PLC	9,648	321,822
International Consolidated
Airlines Group SA PLC (I)	42,245	281,404
International Personal Finance PLC	84	695
Intertek Group PLC	6,301	328,858
Intu Properties PLC	28,768	147,676
Invensys PLC	24,053	203,311
Investec PLC	23,790	172,781
ITV PLC	141,502	455,373
J Sainsbury PLC	44,909	271,799
Johnson Matthey PLC	7,427	404,124
Kingfisher PLC	87,104	556,075
Land Securities Group PLC	28,827	460,497
Legal & General Group PLC	222,663	823,064
Lloyds Banking Group PLC (I)	1,835,173	2,408,089
London Stock Exchange Group PLC	6,139	176,597
Marks & Spencer Group PLC	60,423	433,891
Meggitt PLC (I)	28,808	252,227
Melrose Industries PLC	51,283	260,175
National Grid PLC	135,561	1,773,031
Next PLC	5,905	533,762
Old Mutual PLC	187,810	589,274
Pearson PLC	30,043	669,833
Persimmon PLC (I)	11,241	231,106
Petrofac, Ltd.	10,236	207,565
Prudential PLC	94,150	2,103,687
Reckitt Benckiser Group PLC	23,740	1,885,808
Reed Elsevier PLC	44,186	658,973
Rexam PLC	28,426	250,097
Rio Tinto PLC	46,670	2,637,305
Rolls-Royce Holdings PLC (I)	69,618	1,472,516
Royal Bank of Scotland Group PLC (I)	79,206	446,073
RSA Insurance Group PLC	134,083	203,042
SABMiller PLC	35,699	1,837,609
Schroders PLC	3,956	170,619
Segro PLC	27,304	151,133
Serco Group PLC	19,001	157,225
Severn Trent PLC	8,842	249,989
Smith & Nephew PLC	33,067	472,285
Smiths Group PLC	15,034	369,169
SSE PLC	35,919	816,230
Standard Chartered PLC	88,486	1,998,629
Standard Life PLC	86,554	516,892
Subsea 7 SA	11,603	222,440
Tate & Lyle PLC	18,516	248,381
Tesco PLC	300,166	1,666,922
The Sage Group PLC	40,707	272,499
The Weir Group PLC	8,453	299,288
Travis Perkins PLC	9,089	282,341
TUI Travel PLC	16,416	112,522
Tullow Oil PLC	34,473	489,261
Unilever PLC	47,114	1,938,543

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
United Utilities Group PLC	26,610	$296,264
Vodafone Group PLC	1,778,533	7,002,422
Whitbread PLC	6,633	412,801
William Hill PLC	32,018	213,443
WM Morrison Supermarkets PLC	81,859	354,352
WPP PLC	50,060	1,146,571
		94,904,092
United States - 0.4%
Brookfield Office Properties, Inc.	11,124	214,155
Catamaran Corp. (I)	8,200	389,447
Southern Copper Corp.	6,974	200,224
Thomson Reuters Corp. (L)	14,777	558,806
Valeant Pharmaceuticals International, Inc. (I)	11,800	1,384,341
		2,746,973
TOTAL COMMON STOCKS (Cost $496,672,439)		$662,645,331

PREFERRED SECURITIES - 1.5%
Brazil - 0.9%
AES Tiete SA	4,500	36,513
Banco Bradesco SA	75,608	934,856
Banco do Estado do Rio Grande do Sul SA	7,832	41,952
Bradespar SA	8,800	93,784
Braskem SA, A Shares (I)	4,100	36,494
Centrais Eletricas Brasileiras SA	4,300	18,126
Cia Brasileira de Distribuicao Grupo Pao
de Acucar	2,538	112,974
Cia Paranaense de Energia	4,400	57,194
Companhia Energetica de Minas Gerais	26,542	157,543
Companhia Energetica de Sao Paulo	6,883	65,476
Gerdau SA	31,800	247,006
Itau Unibanco Holding SA	90,200	1,202,108
Itausa - Investimentos Itau SA	104,644	395,337
Klabin SA	17,800	92,419
Lojas Americanas SA	15,656	104,385
Marcopolo SA	18,400	39,809
Metalurgica Gerdau SA	10,700	106,422
Oi SA	30,670	46,647
Petroleo Brasileiro SA	150,651	1,091,257
Telefonica Brasil SA	5,054	95,865
Usinas Siderurgicas de Minas Gerais SA (I)	10,150	61,147
Vale SA	71,900	996,454
		6,033,768
Germany - 0.4%
Bayerische Motoren Werke AG	1,808	154,607
Henkel AG & Company KGaA	6,587	765,636
Porsche Automobil Holding SE	5,618	586,471
Volkswagen AG	5,379	1,513,751
		3,020,465
South Korea - 0.2%
Hyundai Motor Company, Ltd.	1,066	126,447
Hyundai Motor Company, Ltd., 2nd Preferred	1,556	192,703
LG Chem, Ltd.	411	59,479
Samsung Electronics Company, Ltd.	766	736,669
		1,115,298
TOTAL PREFERRED SECURITIES (Cost $8,352,909)		$10,169,531

RIGHTS - 0.0%
Repsol SA (Expiration Date: 01/09/2014; Strike
Price: EUR 0.447) (I)	34,600	$23,609

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value

RIGHTS (continued)
Turquoise Hill Resources, Ltd. (Expiration
Date: 01/07/2014; Strike Price: $2.40) (I)	16,860	$15,872
TOTAL RIGHTS (Cost $52,405)		$39,481

SECURITIES LENDING COLLATERAL - 4.2%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,897,299	$28,994,139
TOTAL SECURITIES LENDING
COLLATERAL (Cost $28,995,740)		$28,994,139

SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
AIM Short-Term Investment Trust, STIC Prime
Portfolio, Institutional Class, 0.0200% (Y)	7,195,139	7,195,139
TOTAL SHORT-TERM INVESTMENTS (Cost $7,195,139)		$7,195,139
Total Investments (International Equity Index Trust B)
(Cost $541,268,632) - 102.4%		$709,043,621
Other assets and liabilities, net - (2.4%)		(16,396,173)
TOTAL NET ASSETS - 100.0%		$692,647,448

International Growth Stock Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.5%
Australia - 3.1%
Amcor, Ltd.	765,665	$7,232,309
Brambles, Ltd.	782,126	6,407,915
CSL, Ltd.	65,981	4,067,522
Orora Ltd. (I)	52,561	54,441
		17,762,187
Belgium - 1.6%
Anheuser-Busch InBev NV	85,327	9,073,346
Brazil - 3.0%
Banco Bradesco SA, ADR	588,853	7,378,328
BM&F Bovespa SA	2,101,600	9,857,662
		17,235,990
Canada - 7.3%
Agrium, Inc.	42,814	3,916,438
Canadian National Railway Company	86,964	4,957,910
Cenovus Energy, Inc.	171,842	4,917,860
CGI Group, Inc., Class A (I)	228,040	7,629,599
Encana Corp.	228,732	4,129,988
Fairfax Financial Holdings, Ltd.	12,911	5,154,798
Suncor Energy, Inc.	323,285	11,333,616
		42,040,209
China - 4.4%
Baidu, Inc., ADR (I)	61,567	10,951,538
CNOOC, Ltd.	4,379,000	8,143,963
Industrial & Commercial Bank of China, Ltd.,
H Shares	9,001,000	6,103,671
		25,199,172
Denmark - 2.5%
Carlsberg A/S	82,368	9,114,325
Novo Nordisk A/S, Class B	30,546	5,600,761
		14,715,086

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Growth Stock Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France - 4.6%
Publicis Groupe SA	118,948	$10,898,637
Schneider Electric SA	75,969	6,627,649
Total SA	145,314	8,919,288
		26,445,574
Germany - 8.5%
Adidas AG	65,390	8,338,390
Allianz SE	47,329	8,515,701
Deutsche Boerse AG	82,300	6,820,523
Deutsche Post AG	166,045	6,064,789
Deutsche Telekom AG	408,706	7,042,076
SAP AG	144,135	12,499,610
		49,281,089
Hong Kong - 4.6%
Belle International Holdings, Ltd.	3,479,000	4,041,770
China Mobile, Ltd.	366,000	3,805,261
Galaxy Entertainment Group, Ltd. (I)	1,085,000	9,768,532
Hutchison Whampoa, Ltd.	658,000	8,974,256
		26,589,819
Ireland - 1.3%
Shire PLC	157,333	7,414,662
Israel - 1.5%
Teva Pharmaceutical Industries, Ltd., ADR	217,490	8,716,999
Japan - 5.0%
Denso Corp.	91,500	4,833,823
FANUC Corp.	37,100	6,798,226
Keyence Corp.	13,200	5,652,042
Komatsu, Ltd.	162,800	3,342,491
Toyota Motor Corp.	136,300	8,310,901
		28,937,483
Mexico - 1.8%
Fomento Economico Mexicano SAB
de CV, ADR	28,263	2,766,100
Grupo Televisa SAB, ADR	245,452	7,427,378
		10,193,478
Netherlands - 2.7%
Royal Dutch Shell PLC, B Shares	236,422	8,917,877
Unilever NV	167,323	6,727,264
		15,645,141
Singapore - 4.2%
Avago Technologies, Ltd.	187,312	9,906,932
Keppel Corp., Ltd.	894,200	7,942,865
United Overseas Bank, Ltd.	375,000	6,332,640
		24,182,437
South Korea - 3.2%
Hyundai Mobis	32,063	8,926,461
Samsung Electronics Company, Ltd.	7,534	9,817,156
		18,743,617
Spain - 1.8%
Amadeus IT Holding SA, A Shares	245,215	10,503,855
Sweden - 3.9%
Investment AB Kinnevik, B Shares	121,794	5,646,506
Investor AB, B Shares	209,643	7,225,038
Swedbank AB, Class A	194,041	5,465,997
Telefonaktiebolaget LM Ericsson, B Shares	341,253	4,166,524
		22,504,065

International Growth Stock Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland - 9.9%
ABB, Ltd. (SIX Swiss Exchange) (I)	330,253	$8,731,889
Informa PLC	555,973	5,291,430
Julius Baer Group, Ltd. (I)	134,489	6,463,004
Nestle SA	106,412	7,798,937
Novartis AG	78,717	6,309,113
Roche Holding AG	42,292	11,847,096
Syngenta AG	17,911	7,141,059
UBS AG (I)	188,278	3,605,023
		57,187,551
Taiwan - 1.2%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,993,000	7,037,197
Turkey - 0.8%
Akbank TAS	1,435,425	4,479,666
United Kingdom - 17.6%
Aberdeen Asset Management PLC	859,762	7,149,487
British American Tobacco PLC	213,766	11,473,694
British Sky Broadcasting Group PLC	734,649	10,277,112
Centrica PLC	963,834	5,558,066
Compass Group PLC	859,387	13,797,349
Imperial Tobacco Group PLC	202,183	7,838,252
Kingfisher PLC	864,139	5,516,698
Next PLC	51,246	4,632,203
Reed Elsevier PLC	1,093,886	16,313,786
Smith & Nephew PLC	500,180	7,143,910
WPP PLC	505,063	11,567,931
		101,268,488
TOTAL COMMON STOCKS (Cost $422,985,175)		$545,157,111

PREFERRED SECURITIES - 1.2%
Germany - 1.2%
Volkswagen AG	25,321	7,125,800
TOTAL PREFERRED SECURITIES (Cost $4,203,823)		$7,125,800

SHORT-TERM INVESTMENTS - 4.3%
Money Market Funds - 4.3%
State Street Institutional Liquid Reserves
Fund, 0.0555% (Y)	$24,545,453	24,545,453
TOTAL SHORT-TERM INVESTMENTS (Cost $24,545,453)		$24,545,453
Total Investments (International Growth Stock Trust)
(Cost $451,734,451) - 100.0%		$576,828,364
Other assets and liabilities, net - 0.0%		(274,271)
TOTAL NET ASSETS - 100.0%		$576,554,093

International Small Company Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 100.0%
Australia - 5.0%
Adelaide Brighton, Ltd.	18,853	$61,927
Aditya Birla Minerals, Ltd. (I)	16,006	4,866
AED Oil, Ltd. (I)	17,758	0
Ainsworth Game Technology, Ltd.	4,784	18,793
AJ Lucas Group, Ltd. (I)	6,337	6,229
Alkane Resources, Ltd. (I)	4,753	1,450

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Alliance Resources, Ltd. (I)	22,348	$2,600
Amalgamated Holdings, Ltd.	8,898	65,086
Ansell, Ltd.	4,891	90,386
APN News & Media, Ltd. (I)	27,123	10,910
Aquila Resources, Ltd. (I)	9,515	19,617
Arafura Resources, Ltd. (I)	20,511	1,426
ARB Corp., Ltd.	6,954	72,859
Aristocrat Leisure, Ltd.	7,541	31,684
Arrium, Ltd.	39,982	62,786
ASG Group, Ltd. (I)	16,688	6,118
Atlas Iron, Ltd.	14,125	14,602
Aurora Oil and Gas, Ltd. (I)	27,105	73,336
Ausdrill, Ltd.	40,009	36,984
Ausenco, Ltd.	9,940	5,604
Austal, Ltd. (I)	23,155	18,018
Austbrokers Holdings, Ltd.	4,308	46,201
Austin Engineering, Ltd.	7,179	23,761
Australian Agricultural Company, Ltd. (I)	20,852	23,294
Automotive Holdings Group	33,552	113,442
Aveo Group	23,440	43,219
AWE, Ltd. (I)	36,008	43,113
BC Iron, Ltd.	6,105	28,338
Beach Energy, Ltd.	137,711	176,302
Bentham IMF, Ltd.	11,295	17,671
Billabong International, Ltd. (I)	15,622	7,052
Blackmores, Ltd.	1,425	26,541
Bradken, Ltd.	10,103	54,560
Breville Group, Ltd.	3,976	31,746
Brickworks, Ltd.	1,798	22,972
BT Investment Management, Ltd.	3,141	16,177
Cabcharge Australia, Ltd.	9,047	32,329
Cape Lambert Resources, Ltd. (I)	61,857	7,188
Cardno, Ltd.	7,141	44,108
Carnarvon Petroleum, Ltd. (I)	56,316	3,224
Chandler Macleod, Ltd.	26,035	10,472
Citigold Corp., Ltd. (I)	12,839	529
Coal of Africa, Ltd. (I)	28,467	2,662
Coalspur Mines, Ltd. (I)	22,551	4,632
Cockatoo Coal, Ltd. (I)	193,911	6,914
Coffey International, Ltd. (I)	25,659	5,650
Compass Resources, Ltd. (I)	15,577	0
CSG, Ltd. (I)	23,845	19,615
CSR, Ltd.	40,665	96,468
CuDECO, Ltd. (I)	8,580	13,830
Cue Energy Resources, Ltd. (I)	5,000	581
Data#3, Ltd.	9,073	7,627
David Jones, Ltd. (L)	23,785	64,285
Devine, Ltd. (I)	8,467	6,134
Discovery Metals, Ltd. (I)	22,724	1,078
Downer EDI, Ltd.	23,406	101,998
Drillsearch Energy, Ltd. (I)	22,105	26,715
DuluxGroup, Ltd.	25,213	120,903
DWS, Ltd.	12,684	13,953
Elders, Ltd. (I)	48,521	4,992
Emeco Holdings, Ltd.	61,822	12,458
Energy World Corp., Ltd. (I)	75,962	25,846
Envestra, Ltd.	94,560	96,374
Evolution Mining, Ltd.	26,424	14,633
Fantastic Holdings, Ltd.	4,687	8,577
Fleetwood Corp., Ltd.	5,216	14,846
FlexiGroup, Ltd.	16,586	66,408
Flinders Mines, Ltd. (I)	102,814	2,945
Focus Minerals, Ltd. (I)	124,710	1,335

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Gindalbie Metals, Ltd. (I)	51,157	$4,585
Goodman Fielder, Ltd.	209,597	128,428
Grange Resources Corp., Ltd.	101,992	23,323
Gryphon Minerals, Ltd. (I)	17,464	2,670
GUD Holdings, Ltd.	6,387	32,902
Gunns, Ltd. (I)	91,122	0
GWA International, Ltd.	18,833	51,248
Hillgrove Resources, Ltd. (I)	82,416	6,645
Hills Industries, Ltd.	29,039	45,208
Horizon Oil, Ltd. (I)	103,008	28,152
iiNET, Ltd.	15,854	92,416
Imdex, Ltd.	15,820	8,799
Independence Group NL	16,664	46,557
Indophil Resources NL (I)	145,281	21,442
Infigen Energy (I)	81,696	19,004
International Ferro Metals, Ltd. (I)	24,339	3,933
Intrepid Mines, Ltd. (I)	32,053	9,029
Invocare, Ltd.	7,061	69,728
IOOF Holdings, Ltd.	18,395	147,544
Iress, Ltd.	7,320	61,778
JB Hi-Fi, Ltd.	7,774	149,673
Kagara, Ltd. (I)	48,216	5,166
Karoon Gas Australia, Ltd. (I)	6,513	25,357
Kingsgate Consolidated, Ltd.	8,151	6,827
Linc Energy Ltd. (I)	22,798	27,460
M2 Telecommunications Group, Ltd.	14,566	81,753
MACA, Ltd.	4,396	10,340
Macmahon Holdings, Ltd. (I)	112,440	14,651
Matrix Composites & Engineering, Ltd. (I)	1,943	1,329
McPherson’s, Ltd.	7,978	11,039
Medusa Mining, Ltd. (I)	8,127	14,930
Mermaid Marine Australia, Ltd.	14,850	45,106
Metals X, Ltd. (I)	140,431	21,357
Mincor Resources NL	19,890	10,582
Mineral Deposits, Ltd. (I)	5,401	13,515
Mineral Resources, Ltd.	5,412	57,585
Molopo Energy, Ltd. (I)	5,287	852
Monadelphous Group, Ltd. (L)	7,166	119,344
Mortgage Choice, Ltd.	6,422	16,478
Mount Gibson Iron, Ltd.	10,942	9,953
Myer Holdings, Ltd.	45,216	111,381
Navitas, Ltd.	7,835	45,087
Nexus Energy, Ltd. (I)	112,125	7,021
NIB Holdings, Ltd.	43,000	104,959
Nido Petroleum, Ltd. (I)	140,525	4,531
Northern Star Resources, Ltd.	24,433	17,230
NRW Holdings, Ltd.	18,377	22,574
Nufarm, Ltd.	14,896	58,519
Oakton, Ltd.	7,538	10,783
OceanaGold Corp. (I)	21,200	32,731
OrotonGroup, Ltd.	3,034	11,955
Otto Energy, Ltd. (I)	63,569	5,683
OZ Minerals, Ltd.	13,708	38,742
Pacific Brands, Ltd.	68,225	39,101
Paladin Resources, Ltd. (I)	11,593	4,832
Pan Pacific Petroleum NL (I)	39,039	3,674
Panoramic Resources, Ltd.	26,277	5,879
PaperlinX, Ltd. (I)	67,848	2,848
Peet, Ltd. (I)	12,736	15,352
Perpetual, Ltd.	2,322	100,410
Perseus Mining, Ltd. (I)	29,724	6,601
Pharmaxis, Ltd. (I)	25,383	2,384
PMP, Ltd. (I)	32,750	11,905

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Premier Investments, Ltd.	4,278	$31,399
Primary Health Care, Ltd.	8,112	35,939
Prime Retirement & Aged
Care Property Trust (I)	14,396	0
Programmed Maintenance Services, Ltd.	12,923	40,379
Ramelius Resources, Ltd. (I)	2,953	258
RCR Tomlinson, Ltd.	2,982	9,780
Reckon, Ltd.	11,034	21,390
Redflex Holdings, Ltd.	3,279	3,351
Regis Resources, Ltd.	20,593	54,042
Resolute Mining, Ltd. (I)	56,262	28,130
Resource Generation, Ltd. (I)	9,069	1,460
Retail Food Group, Ltd.	6,910	28,398
Ridley Corp., Ltd. (I)	19,156	14,806
Roc Oil Company, Ltd. (I)	64,961	28,500
SAI Global, Ltd.	14,082	48,895
Sandfire Resources NL (I)	3,643	21,140
Saracen Mineral Holdings, Ltd. (I)	15,052	2,515
Sedgman, Ltd.	11,057	6,724
Senex Energy, Ltd. (I)	87,382	57,907
Servcorp, Ltd.	5,074	18,064
Sigma Pharmaceuticals, Ltd.	207,664	120,658
Silex Systems, Ltd. (I)	1,955	4,018
Silver Lake Resources, Ltd. (I)	29,625	14,269
Sirtex Medical, Ltd.	2,018	21,192
Skilled Group, Ltd.	4,165	12,689
SMS Management & Technology, Ltd.	3,796	13,547
Southern Cross Media Group, Ltd.	58,632	88,709
Spark Infrastructure Group	22,314	32,424
Specialty Fashion Group, Ltd.	12,034	9,803
St. Barbara, Ltd. (I)	33,049	7,768
Straits Resources, Ltd. (I)	26,265	189
STW Communications Group, Ltd.	25,254	33,819
Sundance Resources, Ltd. (I)	164,268	13,972
Tabcorp Holdings, Ltd.	6,820	22,143
Technology One, Ltd.	17,402	35,626
Ten Network Holdings, Ltd. (I)	108,747	27,264
TFS Corp., Ltd.	19,836	17,997
The Reject Shop, Ltd.	2,561	39,646
Tiger Resources, Ltd. (I)	60,044	18,616
Tox Free Solutions, Ltd.	9,372	29,268
Transfield Services, Ltd.	40,071	32,122
Transpacific Industries Group, Ltd. (I)	79,315	83,164
Troy Resources NL (I)	6,603	4,650
UGL, Ltd.	2,683	17,542
UXC, Ltd.	17,598	15,729
Village Roadshow, Ltd. (I)	23,279	157,219
Virgin Australia Holdings, Ltd. (I)(L)	479,639	162,719
Virgin Australia
Holdings, Ltd. (U.S. Exchange) (I)	359,466	1,605
Watpac, Ltd. (I)	11,170	9,631
Webjet, Ltd.	11,954	33,905
Western Areas NL (L)	8,357	17,784
White Energy Company, Ltd. (I)	9,845	1,626
Wide Bay Australia, Ltd.	607	3,048
Windimurra Vanadium, Ltd. (I)	3,292	0
Wotif.com Holdings, Ltd.	6,934	17,165
		5,804,452
Austria - 1.1%
AMS AG	1,784	215,587
Austria Technologie & Systemtechnik AG	217	2,134
CA Immobilien Anlagen AG (I)	722	12,801
CAT Oil AG	3,036	84,927

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Austria (continued)
EVN AG	1,566	$24,856
Flughafen Wien AG	1,080	90,755
Frauenthal Holdings AG	62	767
Kapsch Trafficcom AG	191	10,621
Lenzing AG	51	2,921
Mayr-Melnhof Karton AG	551	68,205
Oesterreichische Post AG	4,652	223,210
Palfinger AG	1,137	45,332
RHI AG	2,979	92,332
Rosenbauer International AG	174	14,181
S IMMO AG (I)	1,298	9,459
Schoeller-Bleckmann Oilfield Equipment AG	1,435	159,202
Semperit AG Holding	128	6,367
Wienerberger AG (L)	8,352	132,464
Zumtobel AG	5,975	93,311
		1,289,432
Bahamas - 0.0%
United International Enterprises	65	13,426
Belgium - 1.2%
Ackermans & Van Haaren NV	1,723	201,895
AGFA Gevaert NV - Strip VVP (I)	10,039	14
AGFA-Gevaert NV (I)	33,071	80,140
Arseus NV	1,641	62,430
Banque Nationale de Belgique	9	36,808
Barco NV	780	60,839
Compagnie d’Entreprises CFE	687	61,274
Compagnie Maritime Belge SA	1,387	43,145
D’ieteren SA (I)	3,844	191,494
Deceuninck Plastics NV (I)	7,720	18,169
Econocom Group	4,944	56,447
Elia System Operator SA (I)	3,207	123,950
Euronav NV (I)	2,340	27,864
EVS Broadcast Equipment SA	811	52,525
Exmar NV	836	12,778
Galapagos NV (I)(L)	2,443	51,488
Gimv NV	23	1,202
Kinepolis Group NV	719	113,799
Melexis NV	1,922	61,313
Nyrstar (I)(L)	13,851	44,081
Nyrstar - Strip VVP (I)	5,698	8
Sipef SA	356	28,254
Tessenderlo Chemie NV	1,427	37,308
Tessenderlo Chemie NV - Strip VVP (I)	188	2
ThromboGenics NV (I)(L)	1,612	44,719
Van de Velde NV (I)	356	17,847
Viohalco SA (I)	7,173	36,610
		1,466,403
Bermuda - 0.5%
Catlin Group, Ltd.	29,759	286,482
Frontline, Ltd. (I)(L)	3,470	13,504
Golden Ocean Group, Ltd.	34,000	81,868
Hiscox, Ltd.	21,298	245,468
Hoegh LNG Holdings, Ltd. (I)	1,610	12,724
		640,046
Cambodia - 0.0%
NagaCorp, Ltd.	28,000	29,649
Canada - 8.6%
5N Plus, Inc. (I)	3,515	7,875
Aastra Technologies, Ltd	2,000	83,220
Absolute Software Corp.	3,900	25,443
Advantage Oil & Gas, Ltd. (I)	19,100	82,891

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Aecon Group, Inc.	5,300	$80,280
AG Growth International, Inc.	1,100	46,237
AGF Management, Ltd., Class B	6,598	82,425
Ainsworth Lumber Company, Ltd. (I)	633	2,485
Akita Drilling, Ltd., Class A	1,500	22,297
Alamos Gold, Inc.	6,530	79,116
Alaris Royalty Corp.	330	9,279
Alexco Resource Corp. (I)	4,800	6,055
Algonquin Power & Utilities Corp. (L)	13,700	94,665
Alliance Grain Traders, Inc.	1,218	18,896
Alterra Power Corp. (I)	15,708	4,362
Altius Minerals Corp. (I)	3,100	35,750
Altus Group, Ltd.	477	7,544
Alvopetro Energy, Ltd. (I)(L)	6,100	7,063
Anderson Energy, Ltd. (I)	8,700	1,188
Artek Exploration Ltd. (I)	4,000	13,406
Asanko Gold, Inc. (I)	6,600	10,625
Atrium Innovations, Inc. (I)	2,400	54,902
ATS Automation Tooling Systems, Inc. (I)	8,247	105,586
Augusta Resource Corp. (I)	8,429	11,982
AuRico Gold, Inc. (I)	4,800	17,623
AutoCanada, Inc.	300	12,960
Avalon Rare Metals, Inc. (I)	5,100	2,785
Avigilon Corp. (I)	600	17,369
B2Gold Corp. (I)	28,456	58,399
Badger Daylighting, Ltd.	200	16,051
Bankers Petroleum, Ltd. (I)	23,800	97,911
Bellatrix Exploration, Ltd. (I)	9,897	72,766
Birch Mountain Resources, Ltd. (I)	9,200	0
Birchcliff Energy, Ltd. (I)	9,700	66,386
Black Diamond Group, Ltd.	2,750	77,665
BlackPearl Resources, Inc. (I)	24,200	51,715
BMTC Group, Inc., Class A (I)	500	6,307
Bonterra Energy Corp.	1,500	76,465
Boralex, Inc., Class A (I)	2,500	25,465
Brigus Gold Corp. (I)	14,000	11,071
Calfrac Well Services, Ltd. (L)	2,880	84,048
Calvalley Petroleums, Inc., Class A (I)	6,909	11,707
Canaccord Financial, Inc.	6,371	41,684
Canada Bread Company, Ltd.	1,260	81,845
Canadian Energy Services & Technology Corp.	2,342	50,974
Canadian Western Bank	1,232	44,838
Canam Group, Inc. (I)	4,200	53,812
CanElson Drilling, Inc.	3,083	19,446
Canexus Corp.	4,363	29,408
Canfor Pulp Products, Inc.	2,715	26,249
Cangene Corp. (I)	100	322
Canyon Services Group, Inc. (L)	4,068	46,032
Capital Power Corp.	5,727	114,837
Capstone Infrastructure Corp.	4,454	14,927
Capstone Mining Corp. (I)	23,967	67,687
Carpathian Gold, Inc. (I)	24,200	2,050
Cascades, Inc.	6,800	44,042
Cathedral Energy Services, Ltd.	2,500	12,026
CCL Industries, Inc., Class B	200	14,916
Celestica, Inc. (I)	17,900	186,035
Centerra Gold, Inc.	9,842	40,026
Cequence Energy, Ltd. (I)	2,335	3,935
China Gold
International Resources Corp., Ltd. (I)	12,500	31,772
Chinook Energy, Inc. (I)	3,544	3,870
Churchill Corp., Class A	1,600	14,219
Clarke, Inc.	2,800	21,061

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Claude Resources, Inc. (I)	10,900	$1,437
Cogeco, Inc.	345	15,908
Colabor Group, Inc.	649	2,878
COM DEV International, Ltd. (I)	8,800	30,983
Computer Modelling Group, Ltd.	1,060	26,554
Connacher Oil and Gas, Ltd. (I)	52,700	8,682
Contrans Group, Inc., Class A	2,800	35,005
Copper Mountain Mining Corp. (I)	8,800	13,918
Corridor Resources, Inc. (I)	4,930	5,987
Corus Entertainment, Inc.	4,304	104,212
Cott Corp.	8,900	71,636
Crew Energy, Inc. (I)	11,300	67,869
Davis & Henderson Corp.	5,333	149,560
DeeThree Exploration, Ltd. (I)	1,284	11,568
Delphi Energy Corp. (I)	20,245	36,974
Denison Mines Corp. (I)	33,028	40,109
DirectCash Payments, Inc.	500	8,571
Dominion Diamond Corp. (I)	7,361	105,469
Dorel Industries, Inc., Class B	3,200	121,885
Duluth Metals, Ltd. (I)	8,700	6,388
Dundee Precious Metals, Inc. (I)	11,000	31,791
Eastern Platinum, Ltd. (I)	140,500	9,920
Easyhome, Ltd.	1,446	23,550
Eco Oro Minerals Corp. (I)	4,600	2,079
Enbridge Income Fund Holdings, Inc.	1,892	42,124
Endeavour Silver Corp. (I)	9,243	33,413
Enerflex, Ltd.	4,700	66,369
Energy Fuels, Inc. (I)	730	4,185
Enghouse Systems, Ltd.	600	18,583
Entree Gold, Inc. (I)	7,400	2,160
Equitable Group, Inc.	400	19,114
Essential Energy Services, Ltd.	7,268	19,979
Evertz Technologies, Ltd.	1,712	24,788
Excellon Resources, Inc. (I)	400	410
Exco Technologies, Ltd.	2,900	22,932
Exeter Resource Corp. (I)	230	126
Extendicare, Inc.	2,779	17,842
Firm Capital Mortgage Investment Corp.	1,100	12,634
First Majestic Silver Corp. (I)	5,963	58,549
First National Financial Corp.	700	14,893
FirstService Corp.	2,400	103,366
Forsys Metals Corp. (I)	400	158
Fortress Paper, Ltd., Class A (I)	900	3,575
Fortuna Silver Mines, Inc. (I)	9,099	26,126
Fortune Minerals, Ltd. (I)	2,450	623
Gamehost, Inc.	100	1,402
Glacier Media, Inc.	6,100	7,752
Glentel, Inc.	1,400	18,715
Gluskin Sheff & Associates, Inc.	1,300	31,452
GMP Capital, Inc.	3,026	19,998
Gran Tierra Energy, Inc. (I)	19,353	141,196
Great Canadian Gaming Corp. (I)	3,900	53,750
Great Panther Silver, Ltd. (I)	14,100	10,221
Guyana Goldfields, Inc. (I)	6,600	10,190
Hanfeng Evergreen, Inc. (I)	200	75
Heroux-Devtek, Inc. (I)	1,600	16,629
Horizon North Logistics, Inc.	8,109	75,956
HudBay Minerals, Inc.	11,202	92,168
IAMGOLD Corp.	13,445	44,680
IMAX Corp. (I)	2,613	76,846
Imperial Metals Corp. (I)	4,600	69,244
Innergex Renewable Energy, Inc.	5,656	56,440
International Forest Products, Ltd., Class A (I)	4,920	62,250

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
International Tower Hill Mines, Ltd. (I)	2,300	$899
Intertape Polymer Group, Inc.	4,500	59,435
Ithaca Energy, Inc. (I)	9,980	25,085
Ivanhoe Energy, Inc. (I)	8,500	5,121
Just Energy Group, Inc. (L)	11,140	79,703
K-Bro Linen, Inc.	600	22,368
KAB Distribution, Inc. (I)	7,076	1
Katanga Mining, Ltd. (I)	87,256	37,375
Kelt Exploration, Ltd. (I)	94	832
Killam Properties, Inc.	3,556	35,083
Kingsway Financial Services, Inc. (I)	2,025	7,911
Kirkland Lake Gold, Inc. (I)	4,664	11,284
Lake Shore Gold Corp. (I)	24,100	11,004
Laurentian Bank of Canada	2,814	124,295
Le Chateau, Inc. (I)	1,700	5,377
Legacy Oil & Gas, Inc. (I)	12,446	71,823
Leisureworld Senior Care Corp.	1,555	16,717
Leon’s Furniture, Ltd.	5,526	72,986
Lightstream Resources, Ltd. (L)	12,560	69,525
Linamar Corp.	4,251	176,843
Liquor Stores N.A., Ltd.	400	5,298
Long Run Exploration, Ltd. (I)	6,886	34,811
Lucara Diamond Corp. (I)	300	489
Major Drilling Group International	6,900	49,952
Manitoba Telecom Services, Inc.	1,320	36,894
Maple Leaf Foods, Inc.	8,000	126,449
Martinrea International, Inc.	8,593	63,098
Maxim Power Corp. (I)	4,800	14,415
McEwen Mining, Inc. (I)	5,975	11,418
Medical Facilities Corp.	500	8,444
Mega Uranium, Ltd. (I)	24,000	2,033
Mercator Minerals, Ltd. (I)	19,100	1,708
Migao Corp. (I)(L)	3,000	2,881
Mood Media Corp. (I)	6,130	4,790
Morneau Shepell, Inc.	3,098	44,972
Mullen Group, Ltd.	4,882	130,478
Nautilus Minerals, Inc. (I)	24,663	5,572
Nevsun Resources, Ltd.	10,158	33,756
Newalta Corp.	5,900	96,755
Niko Resources, Ltd. (I)	1,892	4,524
Norbord, Inc.	2,240	71,402
Nordion, Inc. (I)	12,578	106,805
North American Palladium, Ltd. (I)	7,400	5,016
Northland Power, Inc.	3,464	50,480
NuVista Energy, Ltd. (I)	9,573	64,346
Osisko Mining Corp. (I)	3,959	17,554
Paladin Labs, Inc. (I)	1,000	111,527
Parex Resources, Inc. (I)	7,825	48,471
Parkland Fuel Corp.	3,213	55,866
Pason Systems, Inc.	6,600	142,780
Perpetual Energy, Inc. (I)	1,456	1,521
Petrobank Energy & Resources, Ltd. (I)	1,519	500
PHX Energy Services Corp.	700	8,264
Pilot Gold, Inc. (I)	3,109	2,517
Platinum Group Metals, Ltd. (I)	5,000	5,978
Polymet Mining Corp. (I)(L)	11,854	10,713
Premium Brands Holdings Corp.	1,400	29,878
Primero Mining Corp. (I)	369	1,626
Pulse Seismic, Inc.	5,782	26,073
QLT, Inc. (I)	100	563
Questerre Energy Corp., Class A (I)	37,200	45,876
Reitmans Canada, Ltd.	154	979
Reitmans Canada, Ltd., Class A	7,000	44,811

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Richelieu Hardware, Ltd.	1,400	$57,753
Richmont Mines, Inc. (I)	2,000	2,015
RMP Energy, Inc. (I)	4,700	24,866
Rocky Mountain Dealerships, Inc.	100	1,204
Rogers Sugar, Inc.	4,174	21,179
RONA, Inc.	10,343	128,624
Rubicon Minerals Corp. (I)	15,700	14,484
Russel Metals, Inc.	7,189	212,438
Sabina Gold & Silver Corp. (I)	2,375	1,632
San Gold Corp. (I)	15,200	1,574
Sandstorm Gold, Ltd. (I)	600	2,593
Sandvine Corp. (I)	11,600	32,324
Santonia Energy, Inc. (I)	8,600	9,958
Savanna Energy Services Corp. (L)	5,561	44,498
Scorpio Mining Corp. (I)	8,900	1,885
Secure Energy Services, Inc.	3,037	50,519
SEMAFO, Inc.	13,893	36,490
Sherritt International Corp. (L)	33,600	117,035
Shore Gold, Inc. (I)	22,600	2,766
Sierra Wireless, Inc. (I)	3,200	77,390
Silver Standard Resources, Inc. (I)	6,000	41,629
Southern Pacific Resource Corp. (I)	14,216	2,476
SouthGobi Energy Resources, Ltd. (I)	4,900	3,875
Sprott Resource Corp.	9,300	20,312
Sprott, Inc. (L)	9,900	24,418
Stantec, Inc.	4,700	291,402
Stella-Jones, Inc.	400	10,261
Student Transportation, Inc. (L)	5,290	32,768
SunOpta, Inc. (I)	6,708	67,064
Superior Plus Corp. (L)	8,000	93,010
Surge Energy, Inc.	7,400	47,023
Taseko Mines, Ltd. (I)	25,500	54,253
Teranga Gold Corp., ADR (I)	12,432	6,137
The Cash Store Financial Services, Inc. (I)(L)	2,451	3,807
The Descartes Systems Group, Inc. (I)	6,000	80,264
The North West Company, Inc.	2,983	72,283
Theratechnologies, Inc. (I)	3,586	1,654
Timminco, Ltd. (I)	8,700	18
Timmins Gold Corp. (I)	6,378	6,785
TLC Vision Corp. (I)	3,400	15
TORC Oil & Gas, Ltd.	1,780	17,695
Toromont Industries, Ltd.	5,100	127,950
Torstar Corp., Class B	6,800	37,449
Total Energy Services, Inc.	8,400	163,058
Transcontinental, Inc., Class A	5,983	82,345
TransForce, Inc.	7,918	188,288
TransGlobe Energy Corp. (I)	5,600	46,814
Transition Therapeutics, Inc. (I)	2,700	15,327
Trican Well Service, Ltd. (L)	7,263	88,749
Trinidad Drilling, Ltd.	11,797	109,391
Twin Butte Energy, Ltd.	10,892	23,173
Uni-Select, Inc.	1,500	40,570
Valener, Inc.	690	9,893
Vecima Networks, Inc. (I)	479	2,322
Virginia Mines, Inc. (I)	600	6,467
Vitran Corp., Inc. (I)	600	3,858
Wajax Corp.	1,300	44,645
Wesdome Gold Mines, Ltd. (I)	8,000	4,368
Western Energy Services Corp.	146	1,017
Whitecap Resources, Inc.	11,887	141,447
Wi-LAN, Inc.	9,800	32,751
Winpak, Ltd.	500	10,572
WSP Global, Inc. (I)	1,373	40,767

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Xtreme Drilling and Coil Services Corp. (I)	3,452	$11,764
Zargon Oil & Gas, Ltd.	1,173	9,309
ZCL Composites, Inc.	3,500	23,888
Zenith Epigenetics Corp. (I)	1,700	688
		10,131,320
Cayman Islands - 0.0%
Endeavour Mining Corp. (I)	19,325	8,732

China - 0.0%
Bund Center Investment, Ltd.	152,000	26,024
Xinyi Solar Holdings, Ltd. (I)	33,000	6,767
		32,791
Cyprus - 0.0%
Deep Sea Supply PLC (I)	11,000	20,826
ProSafe SE	3,428	26,520
Songa Offshore SE (I)	14,000	7,172
		54,518
Denmark - 1.3%
ALK-Abello A/S	491	55,626
Alm Brand A/S (I)	5,370	23,811
Amagerbanken A/S (I)	25,580	0
Ambu A/S, Class B	308	16,851
Auriga Industries, Class B (I)	1,693	57,953
Bang & Olufsen A/S (I)	3,937	33,278
Bavarian Nordic A/S (I)	1,856	30,488
D/S Norden A/S	2,246	118,240
DFDS A/S	95	7,660
East Asiatic Company, Ltd. AS (I)	1,511	22,153
Genmab A/S (I)	3,300	129,453
IC Companys A/S	807	23,250
Jyske Bank AS (I)	1,846	99,812
Lan & Spar Bank A/S	225	12,252
NKT Holding A/S	2,489	122,820
Ringkjoebing Landbobank AS	386	78,187
Rockwool International A/S, B Shares	36	6,375
Royal Unibrew AS	750	101,780
Schouw & Company A/S	1,959	80,073
SimCorp A/S (I)	5,370	211,014
Solar Holdings A/S, B Shares	603	37,525
Spar Nord Bank A/S (I)	9,884	89,724
Sydbank A/S (I)	5,133	136,486
Vestjysk Bank A/S (I)	155	256
		1,495,067
Finland - 2.5%
Afarak Group OYJ (I)	8,977	3,940
Ahlstrom OYJ	63	721
Alma Media OYJ	4,110	16,870
Amer Sports OYJ	21,685	450,860
Apetit OYJ	696	18,616
Atria PLC	1,021	10,863
Cargotec Corp. OYJ, B Shares	5,393	200,723
Caverion Corp. (I)	19,536	239,413
Citycon OYJ	2,081	7,331
Cramo OYJ	2,993	63,342
Elektrobit Corp. (I)	2,752	10,076
Elisa OYJ, Class A	1,509	40,017
F-Secure OYJ	7,159	18,393
Finnair OYJ	3,281	12,494
Finnlines OYJ (I)	4,379	45,329
Fiskars Corp.	3,512	94,639
HKScan OYJ, A Shares	316	1,636

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Finland (continued)
Huhtamaki OYJ	5,884	$151,350
Ilkka-Yhtyma OYJ	1,535	6,100
Kemira OYJ	8,272	138,487
Konecranes OYJ (L)	4,353	154,441
Lassila & Tikanoja OYJ (I)	27	565
Metsa Board OYJ	44,242	191,449
Neste Oil OYJ (L)	334	6,605
Olvi OYJ	1,172	46,095
Oriola-KD OYJ, B Shares	4,895	17,167
Outotec OYJ	13,940	146,261
PKC Group OYJ	1,196	39,811
Poyry OYJ (I)	2,864	16,082
Raisio OYJ	8,267	49,649
Ramirent OYJ	4,765	60,029
Rapala VMC OYJ	2,298	16,436
Rautaruukki OYJ	6,695	62,092
Sievi Capital PLC (I)	3,574	5,402
Stockmann OYJ ABP, Class B	3,940	59,915
Technopolis PLC	63	377
Tieto OYJ	4,223	95,644
Tikkurila OYJ	2,068	56,647
Uponor OYJ	4,437	86,631
Vacon PLC	758	60,892
Vaisala OYJ, A Share (I)	206	6,580
YIT OYJ	19,536	273,155
		2,983,125
France - 4.0%
ABC Arbitrage	1,757	11,402
Air France KLM (I)	10,115	105,711
Albioma SA	1,808	41,930
Alten SA	1,900	86,264
Altran Technologies SA (I)	15,565	136,514
April Group SA	1,212	24,457
Assystem SA	1,693	46,865
Beneteau SA (I)	4,024	75,157
Boiron SA	699	49,299
Bonduelle SCA	812	21,507
Bongrain SA	189	14,642
Bourbon SA	5,060	139,294
Boursorama (I)	743	8,328
Bull SA (I)	5,890	24,973
Cegedim SA (I)	385	12,128
Club Mediterranee SA (I)	1,557	37,263
Compagnie Plastic Omnium SA	4,497	125,806
Derichebourg SA (I)	8,547	28,536
Electricite de Strasbourg SA	81	11,304
Esso SAF	197	11,117
Etablissements Maurel et Prom SA	12,266	205,178
Faiveley Transport	97	6,994
Faurecia (I)	1,558	59,441
Financiere Marc de Lacharriere SA	961	61,342
GameLoft SA (I)	3,348	37,727
GL Events SA	213	5,117
Groupe Steria SA	2,985	58,642
Guerbet SA	129	19,248
Haulotte Group SA (I)	962	14,505
Havas SA	28,316	233,390
Ingenico SA	999	80,194
Ipsen SA	822	38,883
IPSOS	2,752	117,898
Jacquet Metal Service	2,200	39,445
Korian SA	170	4,816
Laurent-Perrier Group	215	19,078

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Lectra SA	2,262	$25,816
LISI SA	69	10,233
Manitou BF SA	1,105	21,002
Manutan International	162	10,222
Medica SA (I)	1,755	45,831
Mersen	1,844	63,920
Metropole Television SA	6,834	156,512
Naturex	322	25,835
Neopost SA	3,041	234,666
Nexans SA	2,042	103,631
Nexity SA	3,567	134,608
Norbert Dentressangle SA	449	57,735
NRJ Group (I)	2,727	26,460
Orpea SA	2,102	122,267
Parrot SA (I)	1,095	29,834
Peugeot SA (I)(L)	2,044	26,599
Pierre & Vacances SA (I)	453	19,164
Rallye SA	2,815	118,110
Recylex SA (I)	3,196	16,369
Robertet SA	135	33,441
Rubis SCA	2,155	136,490
Saft Groupe SA	2,483	85,385
Seche Environnement SA	361	13,953
Sequana SA (I)	1,025	8,046
Societe d’Edition de Canal Plus	4,707	40,149
Societe Internationale de
Plantations d’Heveas SA	50	3,515
Societe Television Francaise 1	6,695	129,024
SOITEC (I)(L)	12,336	24,166
Solocal Group (I)	3,728	5,645
Somfy SA	280	71,231
Sopra Group SA	155	15,666
STEF SA	956	70,226
Synergie SA	80	1,606
Technicolor SA (I)	3,500	18,543
Teleperformance SA	6,019	367,088
Theolia SA (I)	4,793	7,907
Trigano SA (I)	1,753	38,189
UBISOFT Entertainment SA (I)	6,111	86,552
Valneva SE (I)(L)	1,450	8,301
Vetoquinol SA	56	2,365
Viel & Compagnie SA	5,712	17,653
Vilmorin & Compagnie SA	749	100,179
Virbac SA	384	82,069
VM Materiaux SA (I)	263	9,009
		4,639,607
Germany - 5.0%
Aareal Bank AG (I)	4,192	166,332
ADVA Optical Networking SE (I)	6,343	32,728
Air Berlin PLC (I)	4,881	11,106
Aurubis AG	5,323	324,821
Balda AG (I)	4,452	29,791
Bauer AG	162	4,195
BayWa AG	921	47,936
Bechtle AG	1,216	82,901
Bertrandt AG	321	49,018
Bijou Brigitte AG	97	9,828
Cancom AG	150	6,347
Carl Zeiss Meditec AG	321	10,718
Celesio AG	500	15,853
CENTROTEC Sustainable AG	476	12,220
Cewe Color Holding AG	385	22,676
Comdirect Bank AG	2,391	27,344

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
CompuGroup Medical AG	448	$11,403
CTS Eventim AG	1,134	57,476
Delticom AG	491	21,658
Deutsche Beteiligungs AG	423	12,066
Deutsche Wohnen AG (L)	10,923	210,915
Deutsche Wohnen AG (I)	244	4,530
Deutz AG (I)	5,916	52,948
Dialog Semiconductor PLC (I)	4,253	91,706
Draegerwerk AG & Company KGaA	82	8,701
Drillisch AG	6,350	184,267
Duerr AG	3,392	303,109
ElringKlinger AG	3,656	148,941
Evotec AG (I)(L)	16,036	81,131
Freenet AG (I)	15,169	455,767
Gerresheimer AG	2,768	193,940
Gerry Weber International AG	2,637	112,077
Gesco AG	295	28,475
GFK AG	361	20,023
Gildemeister AG	3,454	110,223
Grammer AG	635	30,347
Grenkeleasing AG	129	12,084
Hamburger Hafen und Logistik AG	2,218	54,316
Heidelberger Druckmaschinen AG (I)	21,081	74,960
Homag Group AG	498	13,096
Indus Holding AG	1,623	65,217
Jenoptik AG	3,285	55,894
Kloeckner & Company SE (I)	9,276	127,270
Kontron AG	5,420	38,883
Krones AG	1,806	155,249
KUKA AG	2,152	100,998
KWS Saat AG	206	70,926
Leoni AG	2,827	211,802
LPKF Laser & Electronics AG	1,615	41,309
Manz AG (I)	233	19,917
Medigene Ag (I)	760	3,624
MLP AG	4,269	30,577
Muehlbauer Holding AG & Company KGaA	156	4,209
MVV Energie AG	884	27,198
Nemetschek AG	139	9,641
Nordex AG (I)	2,657	35,235
Norma Group	1,095	54,435
Patrizia Immobilien AG (I)	632	6,675
Pfeiffer Vacuum Technology AG	173	23,551
PNE Wing AG	6,235	23,972
QSC AG	6,549	38,726
Rheinmetall AG	2,295	141,589
Rhoen-Klinikum AG	5,385	157,409
SAF-Holland SA (I)	1,035	15,433
Salzgitter AG	688	29,340
Singulus Technologies AG (I)(L)	10,192	29,670
Sixt SE	2,356	75,927
Solarworld AG (I)	11,677	7,374
Stada Arzneimittel AG	7,746	383,503
Suss Microtec AG (I)	2,259	20,121
TAG Immobilien AG	365	4,415
Takkt AG	752	13,961
Tipp24 SE (I)	192	12,850
Tom Tailor Holding AG (I)	710	16,138
TUI AG (I)	9,525	157,140
Vossloh AG	766	76,521
VTG AG	1,231	25,423
Wacker Neuson SE	2,763	43,707
Wincor Nixdorf AG	4,031	279,808

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
XING AG	361	$37,118
		5,820,728
Gibraltar - 0.2%
888 Holdings PLC	12,231	34,960
Bwin.Party Digital Entertainment PLC	74,167	151,552
		186,512
Greece - 0.1%
Alapis Holding Industrial
and Commercial SA (I)	3,303	186
Alpha Bank AE (I)	7,465	6,487
Bank of Greece SA	1,882	38,813
Ellaktor SA (I)	11,183	48,910
Marfin Investment Group Holdings SA (I)	72,043	37,743
Sidenor Steel Products
Manufacturing Company SA (I)	3,429	8,549
Titan Cement Company SA (I)	1,259	34,295
TT Hellenic Postbank SA (I)	12,594	0
		174,983
Guernsey, Channel Islands - 0.0%
Raven Russia, Ltd. (I)	7,198	9,472
Tethys Petroleum, Ltd. (I)	5,500	2,330
		11,802
Hong Kong - 2.7%
Allied Group, Ltd.	26,000	103,666
Allied Properties HK, Ltd.	358,000	62,468
Apac Resources, Ltd. (I)	500,000	9,500
Asia Satellite Telecom Holdings Company, Ltd.	2,500	9,361
Associated International Hotels, Ltd.	44,000	123,722
Bonjour Holdings, Ltd.	208,000	45,425
Brightoil Petroleum Holdings Ltd (I)	26,000	7,219
Brockman Mining, Ltd. (I)	740,840	49,616
Cafe de Coral Holdings, Ltd.	8,000	25,819
Champion Technology Holdings, Ltd.	540,520	9,980
Chen Hsong Holdings, Ltd.	10,000	3,124
Cheuk Nang Holdings, Ltd.	3,114	2,835
China Billion Resources Ltd. (I)	97,920	0
China Energy Development Holdings, Ltd. (I)	634,000	6,391
China Metal International Holdings, Inc.	12,000	4,313
China Renji Medical Group, Ltd. (I)	1,332,000	6,363
China Solar Energy Holdings Ltd. (I)	42,500	987
China WindPower Group, Ltd. (I)	30,000	2,407
China Yunnan Tin Minerals
Group Company, Ltd. (I)	17,100	684
Chong Hing Bank, Ltd.	11,000	49,276
Chow Sang Sang Holdings International, Ltd.	12,000	34,283
Chuang’s Consortium International, Ltd.	30,948	4,200
CITIC Telecom International Holdings, Ltd.	112,000	36,204
CK Life Sciences International Holdings, Inc.	42,000	3,906
CP Lotus Corp. (I)	220,000	5,744
Cross-Harbour Holdings, Ltd.	18,000	14,729
CSI Properties, Ltd	245,066	10,442
CST Mining Group, Ltd. (I)	2,210,240	19,116
Culture Landmark Investment, Ltd. (I)	39,200	2,842
Dah Sing Financial Holdings, Ltd.	4,000	23,028
Dickson Concepts International, Ltd.	35,000	21,327
EganaGoldpfeil Holdings, Ltd. (I)	103,373	0
Emperor Entertainment Hotel, Ltd.	80,000	41,374
Emperor International Holdings, Ltd.	177,333	48,126
Esprit Holdings, Ltd. (I)	88,650	171,981
eSun Holdings, Ltd. (I)	74,000	9,294
Far East Consortium International, Ltd.	150,912	56,946

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Fortune Oil PLC (L)	242,039	$37,896
G-Resources Group, Ltd. (I)	1,654,800	40,121
Get Nice Holdings, Ltd.	394,000	17,821
Giordano International, Ltd.	60,000	53,675
Glorious Sun Enterprises, Ltd.	64,000	15,114
Goldin Properties Holdings, Ltd. (I)	47,000	19,905
Haitong International Securities Group, Ltd.	33,598	17,255
Hang Fung Gold Technology, Ltd. (I)	90,000	0
Harbour Centre Development, Ltd.	46,000	83,047
HKR International, Ltd.	75,200	35,478
Hong Kong Ferry Holdings Company	29,000	30,403
Hongkong Chinese, Ltd.	4,000	950
Hung Hing Printing Group, Ltd.	82,000	12,193
Hutchison Telecommunications Hong
Kong Holdings, Ltd.	50,000	18,922
Imagi International Holdings, Ltd. (I)	106,250	1,236
IT, Ltd.	80,601	20,821
Johnson Electric Holdings, Ltd. (I)	14,500	14,074
K Wah International Holdings, Ltd.	168,261	102,309
King Stone Energy Group, Ltd. (I)	61,000	2,524
Kowloon Development Company, Ltd.	22,000	27,152
Lai Sun Development (I)	230,000	6,242
Lippo China Resources, Ltd.	36,000	1,695
Liu Chong Hing Investment	16,000	30,696
Luk Fook Holdings International, Ltd.	5,000	19,084
Melco International Development, Ltd.	37,000	136,724
Midland Holdings, Ltd.	48,000	23,197
Mongolia Energy Company, Ltd. (I)	122,000	3,833
Natural Beauty Bio-Technology, Ltd.	20,000	1,137
Neo-Neon Holdings, Ltd. (I)	39,500	8,994
New Times Energy Corp., Ltd. (I)	26,300	2,111
NewOcean Energy Holdings, Ltd.	106,000	86,724
Norstar Founders Group, Ltd. (I)	244,000	0
Pacific Andes International Holdings, Ltd.	218,671	8,760
Pacific Basin Shipping, Ltd.	105,000	75,503
Pacific Textile Holdings, Ltd.	77,000	117,461
Paliburg Holdings, Ltd.	46,000	14,999
PCCW, Ltd.	27,000	12,093
Peace Mark Holdings, Ltd. (I)	164,000	0
Pearl Oriental Oil, Ltd. (I)	186,000	6,221
Pico Far East Holdings, Ltd.	100,000	34,956
Playmates Holdings, Ltd.	31,800	42,343
PNG Resources Holdings, Ltd.	888,000	9,764
Polytec Asset Holdings, Ltd.	150,000	19,192
PYI Corp., Ltd.	372,000	8,839
Regal Hotels International Holdings, Ltd.	56,000	34,924
SA SA International Holdings, Ltd.	50,000	58,794
SEA Holdings, Ltd.	4,000	2,238
Shun Tak Holdings, Ltd.	120,250	71,157
Sing Tao News Corp., Ltd.	108,000	15,765
Singamas Container Holdings, Ltd.	158,000	37,184
SmarTone Telecommunications Holdings, Ltd.	19,000	21,612
SOCAM Development, Ltd.	16,674	19,346
Solomon Systech International, Ltd. (I)	254,000	11,836
South China (China), Ltd. (I)	256,000	23,787
Stella International Holdings, Ltd.	13,000	33,134
Sun Hung Kai & Company, Ltd.	25,000	13,948
TAI Cheung Holdings, Ltd.	59,000	44,626
Tao Heung Holdings, Ltd.	14,000	10,414
Television Broadcasts, Ltd.	6,100	40,742
Texwinca Holdings, Ltd.	28,000	29,493
Titan Petrochemicals Group, Ltd. (I)	500,000	15,862
Transport International Holdings, Ltd.	19,200	41,029

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Trinity, Ltd.	30,000	$10,002
Upbest Group, Ltd.	148,000	15,838
Value Partners Group, Ltd.	18,000	13,998
Victory City International Holdings, Ltd.	105,827	15,994
Vitasoy International Holdings, Ltd.	102,000	158,064
VST Holdings, Ltd.	115,200	29,329
Wai Kee Holdings, Ltd.	68,000	17,312
Wing Tai Properties, Ltd.	102,000	62,703
Xinyi Glass Holdings, Ltd.	33,000	29,235
YGM Trading, Ltd.	11,000	24,437
Yugang International, Ltd. (I)	312,000	2,059
		3,153,024
Ireland - 1.7%
Aer Lingus Group PLC	15,850	27,960
Beazley PLC	57,792	260,891
C&C Group PLC	31,161	181,880
DCC PLC (Irish Stock Exchange)	6,369	313,395
FBD Holdings PLC	1,839	43,911
Glanbia PLC (Dublin Exchange)	4,470	69,383
Grafton Group PLC	18,960	203,499
Greencore Group PLC	24,808	91,873
Henderson Group PLC	72,524	275,576
IFG Group PLC	8,615	20,867
Irish Continental Group PLC	289	10,516
Kingspan Group PLC	10,256	183,540
Smurfit Kappa Group PLC	9,297	228,159
UDG Healthcare PLC	20,187	108,134
		2,019,584
Isle of Man - 0.0%
Hansard Global PLC	6,816	10,849
Israel - 0.6%
Africa Israel Investments, Ltd. (I)	5,799	11,571
Ceragon Networks, Ltd. (I)	220	645
Clal Biotechnology Industries, Ltd. (I)	3,950	8,955
Clal Insurance Enterprise Holdings, Ltd.	2,775	53,959
Delek Automotive Systems, Ltd.	2,309	24,996
Electra, Ltd.	37	5,491
First International Bank of Israel, Ltd.	3,533	58,469
Frutarom Industries, Ltd.	2,382	50,113
Gilat Satellite Networks, Ltd. (I)	900	4,229
Given Imaging, Ltd. (I)	792	23,805
Hadera Paper, Ltd. (I)	244	11,156
Harel Insurance Investments &
Financial Services, Ltd.	6,850	39,999
Israel Discount Bank, Ltd., Class A (I)	638	1,218
Ituran Location & Control, Ltd.	1,195	26,069
Jerusalem Oil Exploration (I)	308	11,980
Kamada, Ltd. (I)	929	13,589
Matrix IT, Ltd.	173	885
Melisron, Ltd.	35	953
Menorah Mivtachim Holdings, Ltd.	1,766	21,968
Migdal Insurance Holdings, Ltd.	11,510	20,273
Oil Refineries, Ltd. (I)	13,826	4,451
Ormat Industries, Ltd. (I)	7,009	48,060
Partner Communications Company, Ltd. (I)	25	233
Paz Oil Company, Ltd. (I)	378	61,745
Rami Levi Chain Stores Hashikma
Marketing 2006, Ltd.	711	38,911
Shikun & Binui, Ltd.	11,140	27,284
Shufersal, Ltd.	9,143	35,226
Strauss Group, Ltd.	2,935	56,142

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Israel (continued)
The Phoenix Holdings, Ltd.	2,821	$10,477
		672,852
Italy - 3.3%
A2A SpA	30,345	35,515
ACEA SpA	8,580	97,377
Aeroporto di Venezia Marco Polo SpA	841	14,399
Amplifon SpA	9,264	51,407
Ansaldo STS SpA	9,841	106,109
Arnoldo Mondadori Editore SpA (I)	12,613	24,380
Astaldi SpA	4,499	47,348
Autogrill SpA (I)	4,187	35,361
Azimut Holding SpA	15,042	410,409
Banca Generali SpA	1,826	56,510
Banca Piccolo Credito Valtellinese Scarl (I)	22,689	42,640
Banca Popolare dell’Emilia Romagna Scrl (I)	9,364	89,348
Banca Popolare dell’Etruria e del Lazio (I)	1,481	1,043
Banca Popolare di Milano Scarl (I)	205,710	126,768
Banca Popolare di Sondrio SCARL	10,227	58,908
Biesse SpA (I)	3,189	23,100
Brembo SpA	2,573	69,217
Buzzi Unicem SpA	4,611	82,993
Cementir SpA	9,230	52,988
CIR-Compagnie Industriali Riunite SpA (I)	58,400	91,914
Credito Emiliano SpA	9,474	75,596
Danieli & C Officine Meccaniche SpA	2,311	78,919
De’Longhi SpA	742	12,091
DeA Capital SpA (I)	4,665	8,150
DiaSorin SpA	2,304	108,041
Ei Towers SpA	1,655	76,009
Engineering SpA	449	26,818
ERG SpA	6,865	91,880
Esprinet SpA	3,554	26,352
Eurotech SpA (I)	1,562	3,910
Falck Renewables SpA (I)	20,060	35,757
Finmeccanica SpA (I)	22,536	171,060
Geox SpA	8,390	30,382
Gruppo Editoriale L’Espresso SpA (I)	35,685	66,793
Hera SpA	62,355	141,613
IMMSI SpA (I)	24,591	15,803
Indesit Company SpA	2,066	27,244
Intek Group SpA (I)	27,631	12,125
Interpump SpA	6,839	82,079
Iren SpA	34,401	52,760
Italcementi SpA	5,020	42,905
Italmobiliare SpA (I)	827	27,850
Juventus Football Club SpA (I)	23,150	7,120
Landi Renzo SpA (I)	3,939	6,485
MARR SpA	2,608	43,284
Mediaset SpA (I)	14,664	69,543
Milano Assicurazioni SpA (I)	24,455	26,679
Piaggio & C SpA	17,916	59,370
Prelios SpA (I)	4,442	3,523
Recordati SpA	11,787	169,718
Safilo Group SpA (I)	2,378	55,401
Saras SpA (I)	11,985	13,705
Societa Iniziative Autostradali e Servizi SpA	5,263	52,351
Societa’ Cattolica di Assicurazioni SCRL	4,776	128,714
Sogefi SpA	3,551	21,351
SOL SpA	2,802	21,780
Sorin SpA (I)	28,116	80,250
Trevi Finanziaria SpA	4,195	36,305
Unipol Gruppo Finanziario SpA	12,240	73,048
UnipolSai SpA (I)	11,892	38,344

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Vittoria Assicurazioni SpA	2,112	$24,902
World Duty Free SpA (I)	4,187	52,717
Yoox SpA (I)	3,137	140,653
Zignago Vetro SpA	1,669	11,349
		3,868,463
Japan - 21.8%
Accordia Golf Company, Ltd.	7,900	99,660
Achilles Corp.	18,000	25,362
Adastria Holdings Company, Ltd.	910	32,839
ADEKA Corp.	8,700	95,874
Advan Company, Ltd.	1,800	20,772
Aeon Delight Company, Ltd.	200	3,835
Ahresty Corp.	2,300	18,471
AI Holdings Corp.	3,400	42,378
Aica Kogyo Company, Ltd.	5,200	102,841
Aichi Bank, Ltd.	900	43,063
Aichi Corp.	3,200	14,618
Aichi Steel Corp.	10,000	41,447
Aida Engineering, Ltd.	7,500	81,287
Ain Pharmaciez, Inc.	200	9,822
Aiphone Company, Ltd.	1,300	22,047
Airport Facilities Company, Ltd.	2,900	23,977
Aisan Industry Company, Ltd.	2,500	24,053
Akebono Brake Industry Company, Ltd.	2,300	10,251
Akita Bank, Ltd.	15,000	40,685
Alpen Company, Ltd.	1,700	30,562
Alpha Systems, Inc.	840	11,946
Alpine Electronics, Inc.	3,300	46,245
Alps Electric Company, Ltd. (I)	10,500	119,542
Amano Corp.	6,100	56,027
Amiyaki Tei Company, Ltd.	500	17,739
AOKI Holdings, Inc.	4,000	69,438
Aomori Bank, Ltd.	23,000	59,691
Aoyama Trading Company, Ltd.	200	5,409
Arakawa Chemical Industries, Ltd.	1,900	16,870
Arc Land Sakamoto Company, Ltd.	1,200	20,882
Arcs Company, Ltd.	3,125	59,860
Ariake Japan Company, Ltd.	1,900	46,793
Arisawa Manufacturing Company, Ltd.	3,300	18,857
Arrk Corp. (I)	4,200	12,340
As One Corp.	1,400	32,951
Asahi Company, Ltd.	1,500	20,906
Asahi Diamond Industrial Company, Ltd.	5,000	51,428
Asahi Holdings, Inc.	1,800	30,613
Asahi Organic Chemicals
Industry Company, Ltd.	6,000	12,496
ASATSU-DK, Inc.	2,300	54,109
ASKA Pharmaceutical Company, Ltd.	3,000	22,070
ASKUL Corp.	1,200	35,207
Atom Corp.	100	503
Atsugi Company, Ltd.	19,000	21,865
Autobacs Seven Company, Ltd.	1,100	17,134
Avex Group Holdings, Inc.	3,400	73,223
Axell Corp.	100	1,697
Axial Retailing, Inc.	1,300	18,876
Azbil Corp.	900	20,977
Bando Chemical Industries, Ltd.	8,000	31,503
Bank of Iwate, Ltd.	1,400	70,330
Bank of Nagoya, Ltd.	17,000	57,578
Bank of Okinawa, Ltd.	2,100	83,366
Bank of Saga, Ltd.	15,000	32,248
Bank of the Ryukyus, Ltd.	4,800	62,796
Belc Company, Ltd.	1,400	24,493

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Belluna Company, Ltd.	2,100	$10,172
BIC Camera, Inc. (L)	33	18,529
Bit-isle, Inc.	1,100	8,733
BML, Inc.	1,200	40,629
Bookoff Corp.	1,400	9,232
Bunka Shutter Company, Ltd.	5,000	30,424
CAC Corp.	1,500	13,120
Calsonic Kansei Corp.	3,000	15,502
Can Do Company, Ltd. (L)	1,600	23,163
Canon Electronics, Inc.	1,700	31,311
Cawachi, Ltd.	2,000	37,650
Central Glass Company, Ltd.	19,000	63,263
Chino Corp.	2,000	4,262
Chiyoda Company, Ltd.	2,600	50,118
Chiyoda Integre Company, Ltd.	1,400	23,208
Chofu Seisakusho Company, Ltd.	2,100	49,629
Chori Company, Ltd.	1,700	19,091
Chubu Shiryo Company, Ltd.	2,000	11,039
Chudenko Corp.	2,600	47,241
Chuetsu Pulp & Paper Company, Ltd.	10,000	19,013
Chugai Mining Company, Ltd. (I)	34,900	9,974
Chugai Ro Company, Ltd.	5,000	12,360
Chugoku Marine Paints, Ltd.	6,000	31,845
Chukyo Bank, Ltd.	9,000	15,579
Chuo Denki Kogyo Company, Ltd. (I)	2,200	7,507
CKD Corp.	5,400	58,670
Clarion Company, Ltd. (I)	8,000	12,054
Cleanup Corp.	2,100	19,003
CMK Corp.	5,400	15,315
Coca-Cola Central Japan Company, Ltd.	4,007	83,241
Cocokara Fine, Inc.	1,540	40,554
CONEXIO Corp.	3,200	25,356
Corona Corp.	1,600	17,247
Cosel Company, Ltd.	1,200	13,929
Cybozu, Inc.	4,000	15,992
Dai Nippon Toryo Company, Ltd.	12,000	19,631
Dai-Dan Company, Ltd.	2,000	11,078
Daibiru Corp.	1,300	15,941
Daido Metal Company, Ltd.	4,000	39,999
Daidoh, Ltd.	2,000	12,720
Daifuku Company, Ltd.	6,500	83,202
Daihen Corp.	8,000	37,143
Daiichi Jitsugyo Company, Ltd.	4,000	17,919
Daiken Corp.	9,000	24,135
Daiken Medical Company, Ltd.	200	3,337
Daikoku Denki Company, Ltd.	800	16,402
Daikyo, Inc.	19,000	51,739
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	7,000	31,943
Daio Paper Corp.	7,000	70,166
Daisan Bank, Ltd.	17,000	28,768
Daiseki Company, Ltd.	2,900	56,786
Daishi Bank, Ltd.	27,000	93,231
Daiso Company, Ltd.	7,000	23,555
Daisyo Corp.	1,300	16,347
Daiwa Industries, Ltd.	4,000	27,072
Daiwabo Holdings Company, Ltd.	17,000	33,294
DCM Holdings Company, Ltd.	7,700	53,411
Denki Kogyo Company, Ltd.	7,000	48,463
Denyo Company, Ltd.	1,700	24,142
Descente, Ltd.	4,000	27,141
DMG Mori Seiki Company, Ltd.	7,900	142,367
Doshisha Company, Ltd.	2,400	33,827

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Doutor Nichires Holdings Company, Ltd.	2,900	$48,381
Dr. Ci:Labo Company, Ltd. (L)	15	45,825
DTS Corp.	1,700	29,862
Dunlop Sports Company, Ltd.	1,300	15,553
Duskin Company, Ltd.	6,000	113,672
Dwango Company, Ltd.	1,300	33,730
Dydo Drinco, Inc.	1,200	50,339
Eagle Industry Company, Ltd.	2,000	33,288
EDION Corp.	6,100	35,687
Ehime Bank, Ltd.	18,000	37,826
Eighteenth Bank, Ltd.	20,000	45,484
Eiken Chemical Company, Ltd.	1,400	26,435
Eizo Corp.	1,500	38,384
Elematec Corp.	700	10,894
EPS Company, Ltd. (L)	28	36,728
ESPEC Corp.	1,600	12,477
Exedy Corp.	500	14,647
F@N Communications Inc.	1,000	29,755
Fancl Corp.	2,600	28,101
FCC Company, Ltd.	2,800	55,831
Felissimo Corp.	800	7,645
Financial Products Group Co Ltd.	900	9,044
Foster Electric Company, Ltd.	2,100	38,782
France Bed Holdings Company, Ltd.	11,000	21,355
Fudo Tetra Corp. (I)	10,800	18,807
Fuji Company, Ltd.	2,100	35,806
Fuji Corp., Ltd.	100	671
Fuji Electronics Company, Ltd.	1,600	21,205
Fuji Oil Company, Ltd.	4,400	14,058
Fuji Oil Company, Ltd. (Osaka) (I)	5,800	86,371
Fuji Seal International, Inc.	1,700	52,703
Fuji Soft, Inc.	1,800	41,440
Fujibo Holdings, Inc.	7,000	15,105
Fujicco Company, Ltd.	2,000	22,653
Fujikura Kasei Company, Ltd.	2,000	11,218
Fujikura, Ltd.	15,000	70,412
Fujimi, Inc.	500	6,481
Fujimori Kogyo Company, Ltd.	1,600	39,815
Fujisash Company, Ltd. (I)	4,900	10,342
Fujitec Company, Ltd.	5,000	64,993
Fujitsu General, Ltd.	6,000	64,083
Fujiya Company, Ltd.	6,000	11,349
Fukui Bank, Ltd.	23,000	53,388
Fukushima Bank, Ltd.	21,000	17,389
Fukushima Industries Corp.	500	7,555
Funai Consulting, Ltd.	3,300	26,364
Funai Electric Company, Ltd.	2,600	33,853
Furukawa Company, Ltd.	19,000	37,638
Furukawa Electric Company, Ltd.	31,000	77,931
Fuso Pharmaceutical Industries, Ltd.	5,000	16,249
Futaba Corp.	2,900	37,879
Futaba Industrial Company, Ltd. (I)	3,400	13,066
Future Architect, Inc.	200	1,058
Fuyo General Lease Company, Ltd.	1,700	66,509
G-Tekt Corp.	300	10,241
Gakken Company, Ltd.	4,000	11,736
Geo Corp.	3,900	35,026
GLOBERIDE, Inc.	10,000	14,841
Glory, Ltd.	500	12,976
GMO Payment Gateway, Inc.	300	11,935
Godo Steel, Ltd.	16,000	29,702
Goldcrest Company, Ltd.	2,190	57,084
Goldwin, Inc.	5,000	22,594

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Gulliver International Company, Ltd.	5,500	$30,675
Gun-Ei Chemical Industry Company, Ltd.	4,000	18,160
Gunze, Ltd.	13,000	32,629
Hakuto Company, Ltd.	1,300	12,975
Hamakyorex Company, Ltd.	500	13,780
Hanwa Company, Ltd.	14,000	75,011
Harima Chemicals, Inc.	2,000	8,974
Hazama Ando Corp.	10,090	36,064
Heiwa Real Estate Company, Ltd.	3,500	60,935
Heiwado Company, Ltd.	2,000	28,643
Hibiya Engineering, Ltd.	2,400	29,463
Hiday Hidaka Corp.	1,320	27,338
Higashi Nihon House Company Ltd.	1,000	5,011
Higashi-Nippon Bank, Ltd.	17,000	39,761
Higo Bank, Ltd.	1,000	5,493
Hioki EE Corp.	500	6,602
Hiramatsu, Inc.	300	1,875
HIS Company, Ltd.	1,800	89,937
Hisaka Works, Ltd.	2,000	18,849
Hitachi Koki Company, Ltd.	5,700	41,809
Hitachi Zosen Corp.	9,400	72,034
Hochiki Corp.	3,000	16,285
Hodogaya Chemical Company, Ltd.	7,000	14,573
Hogy Medical Company, Ltd.	1,200	63,191
Hokkaido Gas Company, Ltd.	3,000	7,749
Hokkan Holdings, Ltd.	5,000	16,165
Hokuetsu Bank, Ltd.	21,000	42,581
Hokuetsu Paper Mills, Ltd.	9,500	44,780
Hokuto Corp.	1,600	30,021
Honeys Company, Ltd.	1,350	13,140
Hoosiers Holdings Company, Ltd.	1,500	10,780
Horiba, Ltd.	2,500	85,425
Hosiden Corp.	6,500	35,151
Hosokawa Micron Corp.	3,000	19,780
Hyakujushi Bank, Ltd.	21,000	73,126
IBJ Leasing Company, Ltd.	1,900	55,223
Ichikoh Industries, Ltd. (I)	4,000	6,307
Ichiyoshi Securities Company, Ltd.	600	10,046
ICOM, Inc.	1,000	24,130
IDEC Corp.	2,500	22,041
Ihara Chemical Industry Company, Ltd.	5,000	37,743
Iida Group Holdings Company, Ltd. (I)	3,480	69,461
Iino Kaiun Kaisha, Ltd.	5,200	32,171
Ikegami Tsushinki Company, Ltd. (I)	4,000	4,153
Ikyu Corp.	2	2,839
Imasen Electric Industrial	1,700	24,408
Imperial Hotel, Ltd.	200	4,291
Inaba Denki Sangyo Company, Ltd.	1,600	49,900
Inaba Seisakusho Company, Ltd.	200	2,459
Inabata & Company, Ltd.	5,100	55,895
Inageya Company, Ltd.	4,400	41,746
Ines Corp.	2,700	17,787
Intage, Inc.	1,600	19,843
Internet Initiative Japan, Inc.	2,400	64,481
Inui Steamship Company, Ltd. (I)	2,500	9,514
Iriso Electronics Company, Ltd.	200	9,212
Iseki & Company, Ltd.	12,000	35,904
Ishihara Sangyo Kaisha, Ltd. (I)	32,000	35,053
IT Holdings Corp.	6,500	102,655
Itochu Enex Company, Ltd.	5,900	32,495
Itochu-Shokuhin Company, Ltd.	600	19,533
Itoham Foods, Inc.	12,000	52,231
IwaiCosmo Holdings, Inc.	900	12,744

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Iwatani International Corp.	11,000	$55,858
Izumiya Company, Ltd.	9,000	39,703
J-Oil Mills, Inc.	9,000	24,218
Jalux, Inc.	1,300	14,388
Janome Sewing Machine Company, Ltd. (I)	12,000	9,822
Japan Aviation Electronics Industry, Ltd.	4,000	51,442
Japan Digital Laboratory Company, Ltd.	2,200	30,907
Japan Drilling Company, Ltd.	400	23,520
Japan Pulp & Paper Company, Ltd.	6,000	18,812
Japan Radio Company, Ltd. (I)	3,000	10,667
Japan Transcity Corp., Ltd.	5,000	16,120
Japan Vilene Company, Ltd.	2,000	11,275
Japan Wool Textile Company, Ltd.	8,000	58,108
Jastec Company, Ltd.	400	2,898
JBCC Holdings, Inc.	1,900	14,522
JMS Company, Ltd.	1,000	2,846
Joshin Denki Company, Ltd.	3,000	23,047
Jowa Holdings Company, Ltd.	300	9,355
JSP Corp.	2,600	39,600
Juroku Bank, Ltd.	6,000	22,034
JVC Kenwood Corp.	9,070	17,945
Kadokawa Holdings, Inc.	2,000	67,829
Kaga Electronics Company, Ltd.	2,700	30,481
Kaken Pharmaceutical Company, Ltd.	2,000	30,022
Kameda Seika Company, Ltd.	1,800	47,683
Kamei Corp.	2,000	15,733
Kanamoto Company, Ltd.	3,000	76,371
Kandenko Company, Ltd.	7,000	39,472
Kanematsu Corp.	40,000	65,892
Kanematsu Electronics, Ltd.	1,300	16,412
Kanto Natural Gas Development, Ltd.	3,000	20,350
Kasumi Company, Ltd.	4,200	25,938
Katakura Industries Company, Ltd.	2,100	23,907
Kato Sangyo Company, Ltd.	2,700	49,287
Kawai Musical Instruments
Manufacturing Company, Ltd.	6,000	10,664
Keiyo Company, Ltd. (L)	3,600	16,040
KEY Coffee, Inc.	600	9,020
Kimoto Company, Ltd.	1,500	13,932
Kinki Sharyo Company, Ltd.	3,000	9,360
Kintetsu World Express, Inc.	1,300	52,310
Kinugawa Rubber Industrial Company, Ltd.	6,000	29,771
Kissei Pharmaceutical Company, Ltd.	3,000	73,888
Kita-Nippon Bank, Ltd.	700	17,661
Kitz Corp.	10,000	50,239
Koa Corp.	3,300	33,875
Koatsu Gas Kogyo Company, Ltd.	3,000	17,429
Kohnan Shoji Company, Ltd. (L)	2,800	28,902
Kohsoku Corp.	1,700	14,893
Kojima Company, Ltd. (I)	3,000	8,162
Kokuyo Company, Ltd.	8,300	60,831
Komatsu Seiren Company, Ltd.	2,000	10,644
Komatsu Wall Industry Company, Ltd.	1,000	19,662
Komeri Company, Ltd.	500	12,772
Komori Corp.	6,300	107,424
Konishi Company, Ltd.	1,700	31,904
KRS Corp.	900	8,910
Kumiai Chemical Industry Company, Ltd.	4,000	27,208
Kura Corp.	800	12,071
Kurabo Industries, Ltd.	22,000	38,919
Kureha Corp.	14,000	71,615
Kurimoto, Ltd.	10,000	23,723
Kuroda Electric Company, Ltd.	3,100	46,519

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
KYB Company, Ltd.	2,000	$10,533
Kyodo Printing Company, Ltd.	8,000	22,072
Kyodo Shiryo Company, Ltd.	8,000	8,521
Kyoei Steel, Ltd.	1,100	20,775
Kyokuto Kaihatsu Kogyo Company, Ltd.	900	11,614
Kyokuyo Company, Ltd.	1,000	2,530
KYORIN Holdings, Inc.	1,100	23,569
Kyoritsu Maintenance Company, Ltd.	1,200	43,167
Kyosan Electric Manufacturing Company, Ltd.	6,000	19,791
Kyowa Exeo Corp.	6,700	88,603
Kyudenko Corp.	4,000	27,141
LEC, Inc.	700	8,059
Leopalace21 Corp. (I)	4,900	25,961
Life Corp.	2,700	42,980
Lintec Corp.	1,000	18,540
Macnica, Inc.	1,300	34,741
Macromill, Inc.	1,400	10,375
Maeda Corp.	10,000	66,246
Maeda Road Construction Company, Ltd.	1,000	16,433
Maezawa Kasei Industries Company, Ltd.	1,100	11,228
Maezawa Kyuso Industries Company, Ltd.	1,500	18,685
Makino Milling Machine Company, Ltd.	8,000	69,033
Mandom Corp.	1,400	44,327
Mani, Inc.	200	6,812
Mars Engineering Corp.	700	12,959
Marubun Corp.	2,600	14,074
Marudai Food Company, Ltd.	12,000	35,125
Maruetsu, Inc.	6,000	19,774
Maruha Nichiro Holdings, Inc.	27,385	47,687
Marusan Securities Company, Ltd.	7,800	72,856
Maruwa Company, Ltd.	900	30,342
Maruzen CHI Holdings Company, Ltd. (I)	2,700	7,925
Maruzen Showa Unyu Company, Ltd.	6,000	20,760
Marvelous AQL, Inc.	500	3,704
Matsuda Sangyo Company, Ltd.	1,400	18,762
Matsuya Foods Company, Ltd.	700	11,510
Max Company, Ltd.	5,000	54,909
Maxvalu Tokai Company, Ltd.	900	13,169
Megmilk Snow Brand Company, Ltd.	4,600	57,935
Meidensha Corp.	17,000	63,473
Meiji Shipping Company, Ltd.	2,900	13,162
Meiko Network Japan Company, Ltd.	3,000	32,039
Meitec Corp.	3,100	84,041
Meito Sangyo Company, Ltd.	900	8,922
Melco Holdings, Inc.	1,200	15,498
Michinoku Bank, Ltd.	14,000	27,418
Milbon Company, Ltd.	1,056	41,332
Mimasu Semiconductor Industry Company, Ltd.	1,400	11,949
Minato Bank, Ltd.	16,000	26,610
Minebea Company, Ltd.	5,000	36,632
Ministop Company, Ltd.	1,800	28,109
Mirait Holdings Corp.	5,440	48,426
Misawa Homes Company, Ltd.	3,600	55,386
Mitsuba Corp.	4,000	65,017
Mitsubishi Kakoki Kaisha, Ltd. (I)	7,000	11,793
Mitsubishi Paper Mills, Ltd. (I)	37,000	32,370
Mitsubishi Pencil Company, Ltd.	2,400	53,368
Mitsubishi Steel Manufacturing Company, Ltd.	10,000	25,401
Mitsuboshi Belting Company, Ltd.	6,000	34,370
Mitsui Engineering &
Shipbuilding Company, Ltd.	29,000	59,898
Mitsui High-Tec, Inc.	2,200	16,281
Mitsui Home Company, Ltd.	3,000	14,712

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mitsui Knowledge Industry Company, Ltd.	9,000	$13,108
Mitsui Matsushima Company, Ltd.	10,000	15,580
Mitsui Mining & Smelting Company, Ltd.	6,000	18,450
Mitsui Sugar Company, Ltd.	8,000	30,730
Mitsui-Soko Company, Ltd.	3,000	13,956
Mitsuuroko Holdings Company, Ltd.	3,200	17,243
Miura Company, Ltd.	2,600	64,924
Miyazaki Bank, Ltd.	14,000	39,159
Miyoshi Oil & Fat Company, Ltd.	9,000	13,438
Mizuno Corp. (L)	7,000	35,549
Mochida Pharmaceutical Company, Ltd.	200	11,889
Modec, Inc.	500	14,367
Monex Group, Inc.	12,300	55,225
Morinaga & Company, Ltd.	14,000	28,747
Morinaga Milk Industry Company, Ltd.	14,000	41,519
Morita Holdings Corp.	3,000	25,194
MOS Food Services, Inc.	1,800	34,135
Moshi Moshi Hotline, Inc.	4,400	47,204
Mr. Max Corp.	3,200	9,996
Musashi Seimitsu Industry Company, Ltd.	1,800	38,967
Musashino Bank, Ltd.	3,800	127,374
Nachi-Fujikoshi Corp.	11,000	62,136
Nagaileben Company, Ltd.	1,800	27,134
Nagano Bank, Ltd.	8,000	13,847
Nagatanien Company, Ltd.	2,000	17,411
Nakamuraya Company, Ltd.	3,000	11,289
Nakayama Steel Works, Ltd. (I)	11,000	9,938
NEC Capital Solutions, Ltd.	800	22,004
NEC Fielding, Ltd.	1,200	13,373
NEC Networks & System Integration Corp.	2,700	65,232
NET One Systems Company, Ltd.	6,400	42,055
Neturen Company, Ltd.	3,800	31,270
Nice Holdings, Inc.	6,000	14,216
Nichias Corp.	7,000	47,931
Nichicon Corp.	4,600	44,602
Nichiden Corp.	700	14,792
Nichiha Corp.	2,400	32,955
Nichii Gakkan Company, Ltd.	3,200	25,664
NICHIREI Corp.	12,000	61,202
Nichireki Company, Ltd.	3,000	29,895
Nifco, Inc.	2,700	71,617
Nihon Dempa Kogyo Company, Ltd.	1,800	15,423
Nihon Kagaku Sangyo Company, Ltd.	1,000	7,051
Nihon M&A Center, Inc.	800	54,063
Nihon Nohyaku Company, Ltd.	4,000	57,316
Nihon Parkerizing Company, Ltd.	4,000	83,531
Nihon Shokuhin Kako Company, Ltd.	2,000	6,802
Nihon Unisys, Ltd.	500	4,395
Nihon Yamamura Glass Company, Ltd.	10,000	17,666
Nikkiso Company, Ltd.	6,000	75,653
Nippon Beet Sugar
Manufacturing Company, Ltd.	15,000	26,516
Nippon Carbon Company, Ltd.	12,000	22,624
Nippon Ceramic Company, Ltd.	2,100	32,845
Nippon Chemi-Con Corp. (I)	11,000	42,380
Nippon Chemical Industrial Company, Ltd. (I)	7,000	9,533
Nippon Coke & Engineering Company, Ltd.	18,000	23,144
Nippon Denko Company, Ltd.	4,000	12,079
Nippon Densetsu Kogyo Company, Ltd.	5,000	68,103
Nippon Fine Chemical Company, Ltd.	1,800	11,240
Nippon Flour Mills Company, Ltd.	13,000	64,043
Nippon Formula Feed
Manufacturing Company, Ltd.	8,000	9,279

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nippon Gas Company, Ltd.	3,000	$31,892
Nippon Hume Corp.	2,000	17,562
Nippon Kanzai Company, Ltd.	700	13,088
Nippon Koei Company, Ltd.	8,000	33,667
Nippon Konpo Unyu Soko Company, Ltd.	6,000	107,982
Nippon Koshuha Steel Company, Ltd. (I)	8,000	8,058
Nippon Light Metal Holdings Co Ltd.	43,000	58,184
Nippon Paper Industries Company, Ltd.	2,000	37,146
Nippon Road Company, Ltd.	7,000	39,500
Nippon Seiki Company, Ltd.	4,000	77,464
Nippon Sharyo, Ltd.	6,000	29,850
Nippon Sheet Glass Company, Ltd. (I)	11,000	14,342
Nippon Shinyaku Company, Ltd.	4,000	77,844
Nippon Signal Company, Ltd.	2,700	22,839
Nippon Soda Company, Ltd.	16,000	102,086
Nippon Steel & Sumikin Bussan Corp.	9,720	36,388
Nippon Steel & Sumikin Texeng Company, Ltd.	5,000	20,792
Nippon Suisan Kaisha, Ltd. (I)	15,600	35,470
Nippon Synthetic Chemical
Industry Company, Ltd.	3,000	26,943
Nippon Thompson Company, Ltd.	8,000	44,408
Nippon Valqua Industries, Ltd.	8,000	21,518
Nipro Corp.	3,900	35,306
Nishimatsu Construction Company, Ltd.	29,000	92,259
Nishimatsuya Chain Company, Ltd.	5,100	39,998
Nishio Rent All Company, Ltd.	800	20,261
Nissei ASB Machine Company, Ltd.	500	12,376
Nissen Holdings Company, Ltd.	3,100	11,908
Nisshin Fudosan Company, Ltd.	5,800	24,113
Nisshin Oillio Group, Ltd.	13,000	42,253
Nisshin Steel Holdings Co Ltd.	560	6,709
Nissin Corp.	8,000	22,514
Nissin Electric Company, Ltd.	2,000	12,234
Nissin Kogyo Company, Ltd.	2,100	44,534
Nissui Pharmaceutical Company, Ltd.	1,600	16,675
Nitta Corp.	2,300	50,625
Nittan Valve Company, Ltd.	1,200	3,663
Nittetsu Mining Company, Ltd.	6,000	29,654
Nitto Boseki Company, Ltd.	13,000	68,721
Nitto Kogyo Corp.	3,400	57,632
Nitto Kohki Company, Ltd.	1,000	17,953
Noevir Holdings Company, Ltd.	1,600	28,987
NOF Corp.	16,000	113,902
Nohmi Bosai, Ltd.	2,000	19,789
Nomura Company, Ltd.	1,000	8,338
Noritake Company, Ltd.	12,000	29,437
Noritsu Koki Company, Ltd.	1,900	12,000
Noritz Corp.	1,000	21,408
NS Solutions Corp.	1,500	33,183
NS United Shinwa Kaiun Kaisha, Ltd. (I)	8,000	23,560
NSD Company, Ltd.	3,100	36,774
Obara Group, Inc.	1,400	43,850
OBIC Business Consultants, Ltd.	1,300	42,339
Oenon Holdings, Inc.	6,000	13,921
Ogaki Kyoritsu Bank, Ltd.	27,000	74,236
Oiles Corp.	2,400	48,522
Oita Bank, Ltd.	12,000	44,507
Okabe Company, Ltd.	5,700	67,262
Okamoto Industries, Inc.	7,000	21,812
Okamura Corp.	7,000	59,527
OKI Electric Industry Company, Ltd. (I)	44,000	103,985
Okinawa Electric Power Company, Inc.	1,300	43,757
OKK Corp.	10,000	13,526

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
OKUMA Corp.	6,000	$66,262
Okumura Corp.	12,000	55,506
Okura Industrial Company, Ltd.	4,000	13,809
Okuwa Company, Ltd.	3,000	26,039
Onoken Company, Ltd.	1,500	18,916
Onward Holdings Company, Ltd.	2,000	15,163
Optex Company, Ltd.	1,200	19,543
Organo Corp.	3,000	13,463
Origin Electric Company, Ltd.	3,000	9,154
Osaka Steel Company, Ltd.	1,400	24,310
OSAKA Titanium Technologies Company	600	10,449
Osaki Electric Company, Ltd.	3,000	15,641
OSG Corp.	1,400	23,774
Oyo Corp.	2,700	41,251
Pacific Industrial Company, Ltd.	5,000	34,854
Pal Company, Ltd.	1,100	26,936
PanaHome Corp.	7,000	51,590
Panasonic Information Systems	1,000	28,803
Parco Company, Ltd.	800	7,540
Paris Miki, Inc.	1,100	5,045
Penta-Ocean Construction Company, Ltd.	14,500	50,915
Pilot Corp.	1,600	55,041
Piolax, Inc.	1,300	51,271
Pioneer Corp. (I)(L)	18,800	39,364
Plenus Company, Ltd.	2,400	53,661
Press Kogyo Company, Ltd.	7,000	29,071
Prima Meat Packers, Ltd.	16,000	29,532
Pronexus, Inc.	2,900	18,609
Proto Corp.	200	2,793
Raito Kogyo Company, Ltd.	1,500	11,032
Rengo Company, Ltd.	11,000	66,206
Resorttrust, Inc.	3,000	54,697
Rhythm Watch Company, Ltd.	12,000	16,091
Ricoh Leasing Company, Ltd.	2,100	62,208
Riken Corp.	9,000	39,219
Riken Keiki Company, Ltd.	1,300	10,631
Riken Technos Corp.	3,000	16,853
Riken Vitamin Company, Ltd.	1,200	25,618
Riso Kyoiku Company, Ltd.	3,610	17,856
Rock Field Company, Ltd.	1,000	17,889
Roland Corp.	2,500	33,934
Round One Corp.	3,800	30,526
Royal Holdings Company, Ltd.	2,300	34,474
Ryobi, Ltd.	9,000	36,242
Ryoden Trading Company, Ltd.	4,000	27,297
Ryosan Company, Ltd.	3,600	76,566
Ryoyo Electro Corp.	2,600	26,747
S Foods, Inc.	500	5,082
Saibu Gas Company, Ltd.	19,000	44,622
Saizeriya Company, Ltd.	3,000	36,731
Sakai Chemical Industry Company, Ltd.	9,000	27,812
Sakata INX Corp.	6,000	57,143
Sakata Seed Corp.	2,900	36,774
Sala Corp.	1,500	7,189
San-A Company, Ltd.	1,400	38,278
San-Ai Oil Company, Ltd.	5,000	23,528
Sangetsu Company, Ltd.	3,400	84,743
Sanix, Inc. (I)	1,900	15,517
Sanken Electric Company, Ltd.	12,000	88,437
Sanki Engineering Company, Ltd.	6,000	37,707
Sanko Marketing Foods Company, Ltd.	200	1,763
Sankyo Seiko Company, Ltd.	3,200	10,796
Sankyo Tateyama, Inc.	2,200	43,727

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sankyu, Inc.	8,000	$31,219
Sanoh Industrial Company, Ltd.	2,600	18,119
Sanshin Electronics Company, Ltd.	2,600	18,002
Sanwa Shutter Corp.	10,000	67,841
Sanyo Chemical Industries, Ltd.	8,000	54,861
Sanyo Denki Company, Ltd.	5,000	31,146
Sanyo Electric Railway Company, Ltd.	2,000	7,998
Sanyo Shokai, Ltd.	11,000	29,782
Sanyo Special Steel Company, Ltd.	10,000	48,847
Sapporo Holdings, Ltd.	9,000	37,854
Sasebo Heavy Industries Company, Ltd. (I)	9,000	10,102
Sato Corp.	1,700	38,581
Satori Electric Company, Ltd.	2,000	11,866
Seika Corp.	7,000	16,568
Seikagaku Corp.	3,300	40,358
Seikitokyu Kogyo Company, Ltd. (I)	8,000	10,901
Seiren Company, Ltd.	5,200	41,349
Sekisui Jushi Corp.	3,000	42,630
Sekisui Plastics Company, Ltd.	5,000	13,401
Senko Company, Ltd.	9,000	46,643
Senshukai Company, Ltd.	4,400	36,811
Seria Company, Ltd.	300	12,060
Shibusawa Warehouse Company, Ltd.	5,000	19,796
Shibuya Kogyo Company, Ltd.	800	13,571
Shiga Bank, Ltd.	7,000	36,773
Shikibo, Ltd.	11,000	14,120
Shikoku Bank, Ltd.	15,000	33,694
Shikoku Chemicals Corp.	3,000	22,716
Shima Seiki Manufacturing, Ltd.	2,300	43,264
Shimachu Company, Ltd.	3,800	89,971
Shimizu Bank, Ltd.	900	24,151
Shin Nippon Air Technologies Company, Ltd.	2,800	16,860
Shin-Etsu Polymer Company, Ltd.	3,000	10,812
Shinagawa Refractories Company, Ltd.	6,000	12,785
Shindengen Electric
Manufacturing Company, Ltd.	5,000	30,486
Shinkawa, Ltd.	1,500	9,797
Shinko Electric Industries Company, Ltd.	2,400	19,972
Shinko Plantech Company, Ltd.	3,300	25,642
Shinko Shoji Company, Ltd.	2,700	22,475
Shinmaywa Industries, Ltd.	9,000	78,141
Ship Healthcare Holdings, Inc.	2,600	100,961
Shizuoka Gas Company, Ltd.	4,500	26,775
Showa Corp.	3,500	56,463
Showa Sangyo Company, Ltd.	7,000	21,285
Siix Corp.	2,200	26,726
Sinanen Company, Ltd.	6,000	23,425
Sinfonia Technology Company, Ltd.	12,000	19,293
Sinko Industries Ltd.	200	1,612
Sintokogio, Ltd.	4,600	34,547
SMK Corp.	6,000	39,716
Sogo Medical Company, Ltd.	600	22,850
ST Corp.	1,100	10,395
St. Marc Holdings Company, Ltd.	900	43,036
Star Micronics Company, Ltd.	2,600	30,338
Starbucks Coffee Japan, Ltd.	400	4,434
Starzen Company, Ltd.	6,000	15,571
Stella Chemifa Corp.	800	12,056
Suminoe Textile Company, Ltd.	5,000	13,802
Sumitomo Densetsu Company, Ltd.	2,100	30,309
Sumitomo Mitsui Company, Ltd. (I)(L)	30,000	36,599
Sumitomo Osaka Cement Company, Ltd.	16,000	61,509
Sumitomo Seika Chemicals Company, Ltd.	4,000	32,811

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sumitomo Warehouse Company, Ltd.	16,048	$92,726
SWCC Showa Holdings Company, Ltd. (I)	24,000	24,418
Systena Corp.	100	709
T Rad Company, Ltd.	7,000	19,050
T. Hasegawa Company, Ltd.	1,600	22,031
Tachi-S Company, Ltd.	2,700	37,377
Tachibana Eletech Company, Ltd.	1,500	19,779
Tadano, Ltd.	11,000	147,778
Taihei Dengyo Kaisha, Ltd.	3,000	18,723
Taiho Kogyo Company, Ltd.	2,500	29,186
Taikisha, Ltd.	2,100	46,647
Taisei Lamick Company, Ltd.	500	12,167
Taiyo Holdings Company, Ltd.	1,300	40,912
Taiyo Yuden Company, Ltd.	7,400	96,714
Takagi Securities Company, Ltd.	5,000	19,546
Takamatsu Construction Group Company, Ltd.	1,500	26,962
Takaoka Toko Holdings Co Ltd.	700	13,056
Takara Leben Company, Ltd.	6,300	21,489
Takara Standard Company, Ltd.	7,000	52,780
Takasago International Corp.	8,000	45,007
Takasago Thermal Engineering Company, Ltd.	5,700	48,190
Take and Give Needs Company, Ltd.	200	4,363
Takeei Corp.	700	8,538
Takihyo Company, Ltd.	3,000	11,775
Takiron Company, Ltd.	6,000	24,760
Takuma Company, Ltd.	6,000	52,618
Tamron Company, Ltd.	1,500	36,386
Tamura Corp.	7,000	19,251
Tatsuta Electric Wire & Cable Company, Ltd.	6,000	36,266
Tecmo Koei Holdings Company, Ltd.	2,100	24,797
Teikoku Electric Manufacturing Company, Ltd.	700	17,638
Teikoku Sen-I Company, Ltd.	2,000	23,123
Telepark Corp.	300	3,382
Tella Inc (I)	400	10,025
Temp Holdings Company, Ltd.	2,400	63,904
Tenma Corp.	1,800	28,211
The Chiba Kogyo Bank, Ltd. (I)	3,200	23,655
The Daiei, Inc. (I)	8,750	28,963
The Hokkoku Bank, Ltd.	5,000	17,939
The Hyakugo Bank, Ltd.	20,000	80,064
The Kiyo Bank, Ltd. (I)	5,300	70,610
The Pack Corp.	1,300	23,079
The San-In Godo Bank, Ltd.	8,000	57,398
The Yachiyo Bank, Ltd.	1,700	44,339
Tigers Polymer Corp.	1,000	4,342
TKC Corp.	1,500	25,491
TOA Corp. (I)	22,000	52,578
TOA Electronics Corp.	1,400	13,763
Toagosei Company, Ltd.	18,000	77,042
Tobishima Corp. (I)	7,200	12,544
TOC Company, Ltd.	6,800	54,308
Tocalo Company, Ltd.	1,300	20,236
Tochigi Bank, Ltd.	11,000	42,604
Toda Corp.	17,000	59,032
Toda Kogyo Corp.	3,000	8,274
Toei Company, Ltd.	5,000	28,313
Toenec Corp.	4,000	23,951
Toho Bank, Ltd.	18,000	56,151
Toho Company, Ltd.	3,000	10,808
Toho Holdings Company, Ltd.	600	9,631
Toho Titanium Company, Ltd.	1,400	9,779
Toho Zinc Company, Ltd.	10,000	33,505
Tohoku Bank, Ltd.	4,000	5,708

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Tokai Carbon Company, Ltd.	17,000	$59,384
TOKAI Holdings Corp.	4,000	13,461
Tokai Rubber Industries, Ltd.	2,400	23,485
Token Corp.	810	38,913
Tokushu Tokai Paper Company, Ltd.	15,000	30,660
Tokuyama Corp.	19,000	72,236
Tokyo Derica Company, Ltd.	400	5,767
Tokyo Dome Corp.	11,000	72,958
Tokyo Energy & Systems, Inc.	2,000	10,360
Tokyo Keiki, Inc.	5,000	14,877
Tokyo Ohka Kogyo Company, Ltd.	3,400	72,807
Tokyo Rakutenchi Company, Ltd.	2,000	9,366
Tokyo Seimitsu Company, Ltd.	2,600	54,804
Tokyo Tekko Company, Ltd.	4,000	15,581
Tokyo Theatres Company, Inc.	9,000	13,560
Tokyo Tomin Bank, Ltd.	2,800	29,084
Tomato Bank, Ltd.	11,000	18,500
Tomen Devices Corp.	600	10,001
Tomen Electronics Corp.	1,900	20,917
Tomoe Corp.	2,200	10,572
Tomoe Engineering Company, Ltd.	800	12,809
Tomoku Company, Ltd.	6,000	20,667
TOMONY Holdings, Inc.	15,000	60,710
Tomy Company, Ltd.	4,500	20,061
Tonami Holdings Company, Ltd.	6,000	12,311
Topcon Corp.	700	10,627
Toppan Forms Company, Ltd.	5,600	51,376
Topre Corp.	4,300	63,742
Topy Industries, Ltd.	18,000	33,386
Toridoll Corp.	1,400	12,570
Torigoe Company, Ltd.	2,300	14,593
Torii Pharmaceutical Company, Ltd.	1,100	32,295
Torishima Pump Manufacturing Company, Ltd.	900	9,005
Tosei Corp.	1,300	10,646
Toshiba Machine Company, Ltd.	8,000	46,291
Toshiba TEC Corp.	9,000	62,442
Tosho Printing Company, Ltd.	6,000	20,195
Totetsu Kogyo Company, Ltd.	3,000	56,416
Tottori Bank, Ltd.	4,000	7,415
Towa Bank, Ltd.	21,000	18,756
Towa Corp.	2,200	10,062
Towa Pharmaceutical Company, Ltd.	700	29,356
Toyo Corp.	3,200	33,007
Toyo Electric Manufacturing Company, Ltd.	3,000	9,247
Toyo Ink Manufacturing Company, Ltd.	15,000	74,061
Toyo Kanetsu KK	4,000	11,242
Toyo Kohan Company, Ltd.	4,000	18,738
Toyo Securities Company, Ltd.	6,000	21,791
Toyo Tanso Company, Ltd.	1,000	19,039
Toyo Tire & Rubber Company, Ltd.	15,000	85,638
Toyo Wharf & Warehouse Company, Ltd.	6,000	15,598
Toyobo Company, Ltd.	32,936	60,800
TPR Company, Ltd.	1,400	23,781
Transcosmos, Inc.	2,800	53,625
Trusco Nakayama Corp.	2,500	58,868
TSI Holdings Company, Ltd.	9,970	66,762
Tsubakimoto Chain Company, Ltd.	8,000	61,050
Tsugami Corp.	6,000	35,979
Tsukishima Kikai Company, Ltd.	2,000	20,625
Tsukuba Bank, Ltd.	5,700	19,961
Tsukui Corp.	600	5,706
Tsurumi Manufacturing Company, Ltd.	2,000	19,598
Tsutsumi Jewelry Company, Ltd.	1,100	25,593

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
U-Shin, Ltd.	2,300	$16,834
UACJ Corp.	19,034	72,104
Ube Industries, Ltd.	7,000	14,993
Uchida Yoko Company, Ltd.	4,000	10,828
ULVAC, Inc. (I)	2,900	38,315
Uniden Corp. (I)	9,000	31,762
Union Tool Company, Ltd.	1,500	34,440
Unipres Corp.	2,600	48,759
United Arrows, Ltd.	2,400	89,808
Universal Entertainment Corp.	600	11,114
Valor Company, Ltd.	4,000	52,849
Vital KSK Holdings, Inc.	3,900	27,047
VT Holdings Company, Ltd.	500	8,227
Wacoal Holdings Corp.	1,000	10,182
Wacom Company, Ltd.	9,300	65,393
Wakachiku Construction Company, Ltd. (I)	17,000	21,997
Wakita & Company, Ltd.	2,000	23,553
Warabeya Nichiyo Company, Ltd.	1,900	34,405
Watabe Wedding Corp.	1,100	6,834
WATAMI Company, Ltd. (L)	2,300	30,192
Welcia Holdings Company, Ltd.	400	20,909
West Holdings Corp.	1,300	16,702
Xebio Company, Ltd.	1,500	28,794
Yahagi Construction Company, Ltd.	2,000	17,370
Yaizu Suisankagaku Industry Company, Ltd.	1,100	9,321
Yamabiko Corp.	900	27,519
Yamagata Bank, Ltd.	16,000	65,995
Yamanashi Chuo Bank, Ltd.	13,000	56,621
Yamatane Corp.	11,000	18,948
Yamazen Corp.	5,700	34,971
Yaoko Company, Ltd.	300	11,809
Yasuda Warehouse Company, Ltd.	2,500	27,601
Yellow Hat, Ltd.	2,200	39,207
Yodogawa Steel Works, Ltd.	10,000	43,083
Yokogawa Bridge Corp.	3,000	44,026
Yokohama Reito Company, Ltd.	4,000	30,345
Yokowo Company, Ltd.	2,000	10,178
Yomeishu Seizo Company, Ltd.	1,000	7,741
Yomiuri Land Company, Ltd.	2,000	14,353
Yondenko Corp.	3,000	10,315
Yondoshi Holdings, Inc.	2,400	36,312
Yorozu Corp.	800	14,644
Yuasa Trading Company, Ltd.	21,000	42,986
Yuki Gosei Kogyo Co., Ltd.	3,000	8,072
Yumeshin Holdings Co Ltd.	2,200	23,903
Yurtec Corp.	4,000	12,919
Yusen Logistics Company, Ltd.	1,200	15,173
Yushin Precision Equipment Company, Ltd.	700	15,231
Yushiro Chemical Industry Company, Ltd.	1,100	10,527
Zenrin Company, Ltd.	2,100	20,478
ZERIA Pharmaceutical Company, Ltd.	2,200	53,594
Zuken, Inc.	2,100	17,028
		25,532,282
Jersey, Channel Islands - 0.1%
Atrium European Real Estate, Ltd. (I)	375	2,165
Centamin PLC (I)	88,755	65,810
Heritage Oil, Ltd. (I)	9,831	24,288
		92,263
Liechtenstein - 0.1%
Liechtensteinische Landesbank AG	1,361	56,380
Verwaltungs & Privat Bank AG	492	53,650
		110,030

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Luxembourg - 0.4%
APERAM (I)	697	$12,893
Eurofins Scientific	575	155,630
GAGFAH SA (I)	1,693	24,965
Regus PLC	66,614	240,132
		433,620
Malta - 0.1%
Unibet Group PLC	1,362	65,944
Mongolia - 0.0%
Mongolian Mining Corp. (I)	14,000	1,863
Netherlands - 2.0%
Aalberts Industries NV	9,501	303,267
Accell Group	1,666	30,727
AMG Advanced Metallurgical Group NV (I)	3,085	32,922
Amsterdam Commodities NV	1,057	24,054
Arcadis NV	6,584	232,190
ASM International NV (I)	5,593	184,462
Beter Bed Holding NV	1,056	25,561
BinckBank NV	4,478	47,518
Brunel International NV	844	51,749
Corbion NV	2,719	57,667
Exact Holdings NV	467	15,121
Grontmij (I)	5,995	29,710
Heijmans NV	2,023	29,264
InnoConcepts NV (I)	10,527	0
KAS Bank NV	330	4,427
Kendrion NV	212	6,961
Koninklijke BAM Groep NV	24,510	127,802
Koninklijke Ten Cate NV	3,799	119,793
Koninklijke Wessanen NV	2,054	8,034
Macintosh Retail Group NV	454	5,460
Nutreco NV	5,995	298,098
Ordina NV (I)	5,537	14,506
PostNL NV (I)	3,608	20,627
SBM Offshore NV (I)	9,898	201,667
Sligro Food Group NV	2,169	84,202
SNS REAAL NV (I)	16,603	0
Telegraaf Media Groep NV	4,601	57,684
TKH Group NV	2,328	81,373
TomTom NV (I)	15,548	110,364
Unit4 NV	1,920	101,333
USG People NV	6,577	87,737
		2,394,280
New Zealand - 0.8%
Air New Zealand, Ltd.	19,995	27,001
Chorus, Ltd.	1,695	2,010
Ebos Group, Ltd.	1,005	8,022
Fisher & Paykel Healthcare Corp.	28,953	91,760
Freightways, Ltd.	8,921	34,677
Infratil, Ltd.	66,634	124,453
Mainfreight, Ltd.	7,268	71,605
New Zealand Oil & Gas, Ltd.	47,702	31,617
New Zealand Refining Company, Ltd.	17,531	29,683
Nuplex Industries, Ltd.	40,972	114,668
PGG Wrightson, Ltd.	8,197	2,700
Pike River Coal Company, Ltd. (I)	21,968	0
Port of Tauranga, Ltd.	5,763	64,964
Pumpkin Patch, Ltd. (I)	7,395	5,412
Ryman Healthcare, Ltd.	17,803	115,015
Sky Network Television, Ltd.	12,878	61,909
SKYCITY Entertainment Group, Ltd.	43,129	132,369
Tower, Ltd.	15,896	22,897

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
New Zealand (continued)
Trade Me Group, Ltd.	1,314	$4,388
Warehouse Group, Ltd.	4,936	15,196
		960,346
Norway - 1.1%
Agasti Holding ASA (I)	24,000	7,370
Algeta ASA (I)	1,856	109,960
Atea ASA	13,003	128,236
Austevoll Seafood ASA	2,625	15,404
Bonheur ASA	1,100	23,359
BW Offshore, Ltd.	30,800	36,870
BWG Homes ASA (I)	9,652	18,318
Cermaq ASA (L)	8,984	159,898
DOF ASA (I)	1,335	7,000
Ekornes ASA	207	2,800
Electromagnetic GeoServices ASA (I)	3,160	4,112
Eltek ASA	22,000	25,807
Evry ASA	946	1,552
Farstad Shipping ASA	390	8,577
Ganger Rolf ASA	700	14,727
Kongsberg Automotive Holding ASA (I)	29,400	28,105
Kvaerner ASA	11,623	22,104
Leroy Seafood Group ASA	594	17,404
Nordic Semiconductor ASA (I)	21,567	98,575
Norwegian Air Shuttle AS (I)(L)	2,907	90,613
Opera Software ASA	4,868	66,734
Sevan Marine ASA (I)	2,068	8,546
Siem Offshore, Inc. (I)	20,000	31,854
Solstad Offshore ASA	2,900	57,598
SpareBank 1 SMN	3,890	35,358
Tomra Systems ASA	13,184	122,813
Vard Holdings, Ltd. (I)	11,000	7,132
Veidekke ASA	6,400	51,507
Wilh Wilhelmsen Holding ASA, Class A	1,300	43,346
		1,245,679
Papua New Guinea - 0.0%
Highlands Pacific, Ltd. (I)	59,421	3,170
Portugal - 0.5%
Altri SGPS SA	26,263	80,910
Banco BPI SA (I)(L)	23,984	40,122
Mota Engil SGPS SA	5,366	31,941
Portucel - Empresa Produtora de Pasta
e Papel SA	28,126	112,591
Redes Energeticas Nacionais SA	12,164	37,440
Semapa-Sociedade de Investimento & Gestao	5,253	58,838
Sonae SGPS SA	50,046	72,330
Sonaecom - SGPS SA	5,262	18,627
Teixeira Duarte SA	21,736	26,518
ZON Optimus SGPS SA (L)	14,900	110,772
		590,089
Singapore - 1.2%
ASL Marine Holdings, Ltd.	19,600	10,734
Ausgroup, Ltd. (I)	71,000	10,624
Banyan Tree Holdings, Ltd.	54,000	28,285
Biosensors International Group, Ltd.	63,000	41,769
Boustead Singapore, Ltd.	10,000	13,412
Bukit Sembawang Estates, Ltd.	16,000	77,528
Cape PLC	836	3,851
CH Offshore, Ltd.	38,000	12,659
China Aviation Oil Singapore Corp., Ltd.	12,000	9,952
China Merchants Holdings Pacific, Ltd.	50,000	36,705
Chip Eng Seng Corp., Ltd.	33,000	18,866

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Cosco Corp. Singapore, Ltd.	80,000	$48,009
Creative Technology, Ltd.	6,650	11,280
CSE Global, Ltd.	55,000	33,396
Ezion Holdings, Ltd.	32,400	57,171
Ezra Holdings, Ltd. (I)	50,400	55,045
Far East Orchard, Ltd.	5,000	7,405
Food Empire Holdings, Ltd.	43,200	18,522
Gallant Venture, Ltd. (I)	71,000	15,229
GMG Global, Ltd.	46,000	3,685
Goodpack, Ltd.	18,000	27,801
Ho Bee Investment, Ltd.	18,000	30,277
Hong Fok Corp., Ltd.	48,000	26,503
Hong Leong Asia, Ltd.	13,000	13,770
Hotel Properties, Ltd.	24,000	59,212
HTL International Holdings, Ltd.	34,000	8,244
Hyflux, Ltd.	24,000	22,277
Indofood Agri Resources, Ltd.	25,000	17,565
Jaya Holdings, Ltd.	51,000	29,148
M1, Ltd.	4,000	10,386
Metro Holdings, Ltd.	63,600	42,390
Midas Holdings, Ltd.	115,000	46,607
Neptune Orient Lines, Ltd. (I)	6,000	5,362
Oceanus Group, Ltd. (I)	116,000	2,220
OSIM International, Ltd. (L)	30,000	54,716
Otto Marine, Ltd. (I)	144,000	10,876
Petra Foods, Ltd.	32,000	81,629
Raffles Education Corp., Ltd. (I)	91,425	21,040
Rotary Engineering, Ltd.	22,000	11,536
SBS Transit, Ltd.	5,000	5,182
Sinarmas Land, Ltd.	184,000	70,212
Stamford Land Corp., Ltd.	59,000	27,141
SunVic Chemical Holdings, Ltd. (I)	26,000	8,776
Super Group, Ltd.	15,000	45,288
Swiber Holdings, Ltd.	20,000	10,557
Tat Hong Holdings, Ltd.	31,000	22,150
Triyards Holdings, Ltd. (I)	5,040	2,663
United Engineers, Ltd.	38,000	54,093
UOB-Kay Hian Holdings, Ltd.	31,000	40,650
Venture Corp., Ltd.	13,000	79,146
Wing Tai Holdings, Ltd.	21,205	33,124
Yeo Hiap Seng, Ltd.	1,104	2,145
Yongnam Holdings, Ltd.	87,000	16,930
		1,453,743
Spain - 2.3%
Abengoa SA	2,937	9,772
Abengoa SA, B Shares	11,748	35,198
Acerinox SA	2,387	30,412
Adveo Group International SA	209	4,310
Almirall SA	6,265	102,103
Atresmedia Corp de Medios
de Comunicaion SA	3,644	60,381
Bankinter SA	27,007	185,583
Bolsas y Mercados Espanoles SA	5,350	203,693
Caja de Ahorros del Mediterraneo (I)	5,428	0
Campofrio Food Group SA (I)	1,173	11,147
Cementos Portland Valderrivas SA (I)	1,547	11,838
Construcciones & Auxiliar de Ferrocarriles SA	265	140,142
Deoleo SA (I)	11,142	7,205
Dinamia SA (I)	1,181	11,376
Duro Felguera SA	2,991	20,167
Ebro Foods SA	13,765	322,695
Elecnor SA	2,026	31,161
Ence Energia y Celulosa SA	16,849	63,229

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Ercros SA (I)	12,567	$8,229
Faes Farma SA	17,110	62,324
Fluidra SA	3,227	12,065
Gamesa Corporacion Tecnologica SA (I)	7,200	75,175
Grupo Catalana Occidente SA	2,531	90,731
Indra Sistemas SA	7,450	124,712
Laboratorios Farmaceuticos Rovi SA	1,750	24,018
Mediaset Espana Comunicacion SA (I)	4,733	54,683
Melia Hotels International SA (L)	5,056	64,967
NH Hoteles SA (I)	8,165	48,180
Papeles y Cartones de Europa SA	4,326	22,905
Pescanova SA (I)	1,602	0
Promotora de Informaciones SA (I)	9,049	4,980
Realia Business SA (I)	9,431	10,793
Sacyr Vallehermoso SA (I)	977	5,076
Tecnicas Reunidas SA	2,764	150,229
Tubacex SA	10,312	41,059
Tubos Reunidos SA	9,106	22,185
Vidrala SA	2,228	114,610
Viscofan SA	6,729	382,899
Vocento SA (I)	9,411	19,528
Zeltia SA (I)	16,087	51,231
		2,640,991
Sweden - 3.9%
AarhusKarlshamn AB	4,950	317,042
Acando AB	6,279	12,963
Active Biotech AB (I)	2,172	23,514
Addtech AB	6,930	113,426
AF AB	3,536	123,706
Avanza Bank Holding AB	1,104	35,834
Axfood AB	1,565	78,550
Axis Communications AB	8,098	281,615
B&B Tools AB, B Shares	3,490	63,948
BE Group AB (I)	4,723	8,692
Beijer AB G&L, B Shares	2,250	48,960
Beijer Alma AB	229	6,304
Betsson AB (I)	2,976	94,450
Bilia AB, A Shares	1,720	43,930
BillerudKorsnas AB	25,798	326,238
BioGaia AB, B Shares	555	21,843
Bure Equity AB	7,860	31,770
Castellum AB	6,802	105,909
Clas Ohlson AB, B Shares	4,002	75,098
Cloetta AB (I)	2,034	6,149
Concordia Maritime AB, B Shares	2,200	4,005
Duni AB	5,099	66,083
East Capital Explorer AB (I)	3,589	34,817
Enea AB (I)	1,999	16,879
Eniro AB (I)	12,390	95,686
Fabege AB	6,102	72,892
Fagerhult AB	749	26,191
Fastighets AB Balder - B Shares (I)	2,585	26,555
Haldex AB	6,370	59,474
Hexpol AB	1,566	117,406
HIQ International AB (I)	3,756	23,141
Holmen AB, Series B	4,455	162,059
Hufvudstaden AB, Class A	638	8,546
Industrial & Financial Systems AB	3,487	83,719
Indutrade AB	1,973	82,435
Intrum Justitia AB	6,104	170,873
JM AB	8,981	253,744
KappAhl AB (I)	2,691	15,853
Kungsleden AB	10,626	71,291

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Lindab International AB (I)	6,008	$59,265
Loomis AB	4,564	108,225
Mekonomen AB	2,150	66,197
Munksjo Oyj (I)	31	229
NCC AB, B Shares	8,075	263,730
Net Entertainment NE AB, B Shares (I)	105	2,218
Net Insight AB, B Shares (I)	40,297	8,974
New Wave Group AB, B Shares	6,024	30,766
Nibe Industrier AB, B Shares	7,047	158,877
Nobia AB	17,611	149,143
OEM International AB, B Shares	1,799	24,823
PA Resources AB (I)	278	386
Peab AB	14,016	85,812
Proffice AB, B Shares	6,320	25,876
Rezidor Hotel Group AB (I)	8,897	55,429
Rnb Retail And Brands Ab (I)	6,304	13,068
Saab AB	46	1,234
SAS AB (I)	17,484	44,765
SkiStar AB	222	2,733
SSAB AB, A Shares	3,598	27,640
Sweco AB, B Shares	3,557	58,500
Swedish Orphan Biovitrum AB (I)	11,871	123,158
TradeDoubler AB (I)	4,887	14,219
Wihlborgs Fastigheter AB	3,088	55,383
		4,592,240
Switzerland - 5.0%
Advanced Digital Broadcast Holdings SA (I)	245	4,276
AFG Arbonia-Forster Holding AG (I)	1,594	56,210
Allreal Holding AG (I)	764	105,852
APG SGA SA	88	24,597
Ascom Holding AG (I)	3,146	52,976
Autoneum Holding AG (I)	430	65,995
Bachem Holding AG (I)	14	760
Bank Coop AG	1,583	79,968
Banque Privee Edmond de Rothschild SA	1	16,104
Basilea Pharmaceutica (I)	217	25,747
Belimo Holding AG	29	80,021
Bellevue Group AG	655	9,932
Berner Kantonalbank	285	65,888
Bobst Group AG (I)	1,189	40,384
Bossard Holding AG	208	48,265
Bucher Industries AG	751	218,232
Burckhardt Compression Holding AG	271	119,039
Charles Voegele Holding AG (I)	998	12,189
Cicor Technologies (I)	322	12,423
Cie Financiere Tradition SA (I)	220	11,981
Conzzeta Holding AG	1	2,329
Daetwyler Holding AG	778	107,750
EFG International AG (I)	5,629	80,634
Emmi AG (I)	319	97,735
Energiedienst Holding AG (I)	559	18,458
Ferrexpo PLC	5,662	17,998
Flughafen Zuerich AG	380	222,195
Forbo Holding AG (I)	196	167,584
GAM Holding AG (I)	25,978	505,802
Gategroup Holding AG (I)	846	22,918
Georg Fischer AG (I)	893	628,702
Gurit Holding AG (I)	22	11,124
Helvetia Patria Holding AG	307	154,120
Huber & Suhner AG	222	11,678
Implenia AG (I)	348	25,421
Inficon Holding AG (I)	99	38,239
Informa PLC	10,659	101,446

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Intershop Holdings	8	$3,004
Kaba Holding AG (I)	317	154,000
Komax Holding AG (I)	647	98,158
Kudelski SA	4,675	71,464
Kuoni Reisen Holding AG (I)	265	119,549
LEM Holding SA	52	40,685
Logitech International SA	9,485	130,556
Lonza Group AG (I)	1,290	122,593
Luzerner Kantonalbank AG (I)	145	55,722
Meyer Burger Technology AG (I)	5,642	67,423
Micronas Semiconductor Holding AG (I)	5,145	40,517
Mobilezone Holding AG	3,138	33,134
Mobimo Holding AG (I)	528	110,338
Nobel Biocare Holding AG (I)	1,633	25,570
OC Oerlikon Corp. AG (I)	10,301	154,314
Orascom Development Holding AG (I)	1,134	18,500
Orell Fuessli Holding AG (I)	136	13,665
Panalpina Welttransport Holding AG	858	143,845
Phoenix Mecano AG	53	32,381
PubliGroupe SA	20	2,009
Rieter Holding AG (I)	430	101,483
Romande Energie Holding SA	52	62,163
Schaffner Holding AG (I)	40	11,826
Schmolz & Bickenbach AG (I)	13,472	16,720
Schweiter Technologies AG (I)	3	2,285
Schweizerische National-Versicherungs-
Gesellschaft AG	1,339	96,604
Siegfried Holding AG (I)	53	9,611
St. Galler Kantonalbank	99	38,583
Swisslog Holding AG (I)	4,914	6,299
Swissquote Group Holding SA	1,093	48,004
Tamedia AG	188	22,719
Tecan Group AG (I)	633	75,121
Temenos Group AG (I)	3,816	107,922
U-Blox AG (I)	65	7,009
Valiant Holding AG	686	61,390
Valora Holding AG	284	79,411
Vaudoise Assurances Holding SA	138	59,205
Vetropack Holding AG	3	6,131
Von Roll Holding AG (I)	7,878	12,296
Vontobel Holding AG	2,802	116,061
Walter Meier AG	605	39,194
Ypsomed Holding AG (I)	276	20,177
Zehnder Group AG	615	28,341
Zuger Kantonalbank	17	84,124
		5,815,078
Taiwan - 0.0%
Ya Hsin Industrial Company, Ltd. (I)	138,000	0
United Arab Emirates - 0.1%
Lamprell PLC (I)	30,296	70,475
United Kingdom - 22.5%
A.G.Barr PLC	9,000	84,360
Afren PLC (I)	55,554	155,826
Alent PLC	33,297	196,135
Alizyme PLC (I)	22,479	0
Amlin PLC	13,174	100,288
Anglo Pacific Group PLC	10,171	31,048
Anite PLC	6,272	10,300
Ashtead Group PLC	54,314	685,156
Balfour Beatty PLC	40,039	190,754
Barratt Developments PLC (I)	98,477	570,053
BBA Aviation PLC	48,270	256,868

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Bellway PLC	10,163	$264,738
Berendsen PLC	14,469	224,567
Berkeley Group Holdings PLC	13,633	601,054
Bodycote PLC	19,111	212,412
Booker Group PLC	6,370	17,181
Bovis Homes Group PLC	13,879	182,290
Brammer PLC	8,722	65,156
Brewin Dolphin Holdings PLC	23,416	118,350
British Polythene Industries PLC	4,443	47,495
Britvic PLC	32,362	371,538
BTG PLC (I)	25,585	243,748
Cable & Wireless Communications PLC	75,207	70,175
Capital & Counties Properties PLC	4,640	25,316
Capital & Regional PLC	28,406	20,639
Carillion PLC	27,252	149,412
Charles Taylor Consulting PLC	3,000	12,571
Chemring Group PLC	32,046	119,221
Chesnara PLC	776	4,135
Chime Communications PLC	5,129	28,649
Cineworld Group PLC	6,663	41,969
Close Brothers Group PLC	15,796	359,694
Cobham PLC	51,576	234,781
Colt Group SA (I)	31,617	67,324
Communisis PLC	1	1
Computacenter PLC	8,533	90,323
Concentric AB	6,370	72,056
Costain Group PLC	3,598	16,501
Cranswick PLC	8,434	166,086
Creston PLC	10,587	16,395
CSR PLC	18,505	194,003
D.S. Smith PLC	122,693	676,510
Daily Mail & General Trust PLC	17,811	283,720
Dairy Crest Group PLC	13,990	125,210
Darty PLC	13,940	27,320
De La Rue PLC	6,976	100,705
Debenhams PLC	116,644	141,301
Dechra Pharmaceuticals PLC	5,389	62,763
Development Securities PLC	2,220	9,812
Devro PLC	5,062	24,149
Dignity PLC	5,042	120,226
Diploma PLC	7,537	84,366
Dixons Retail PLC (I)	231,071	185,662
Domino Printing Sciences PLC	13,820	175,241
Domino’s Pizza Group PLC	7,102	60,419
Drax Group PLC	30,783	408,443
Dunelm Group PLC	9,379	140,095
E2V Technologies PLC	2,485	6,177
Electrocomponents PLC	45,730	211,681
Elementis PLC	54,285	242,366
EnQuest PLC (I)	46,110	102,840
Enterprise Inns PLC (I)	55,142	140,867
Essentra PLC	27,028	385,022
Euromoney Institutional Investor PLC (L)	7,325	163,972
F&C Asset Management PLC	41,888	63,883
Fenner PLC	9,083	73,138
Fidessa Group PLC	3,586	134,110
Findel PLC (I)	15,914	72,178
FirstGroup PLC (I)	88,330	181,103
Galliford Try PLC	8,666	168,054
Gem Diamonds, Ltd. (I)	12,666	30,550
Genus PLC	5,336	114,866
Go-Ahead Group PLC	2,784	81,247
Greene King PLC	18,168	265,397

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Greggs PLC	7,878	$56,301
Halfords Group PLC	23,761	176,131
Halma PLC	44,038	440,606
Hardy Oil & Gas PLC (I)	5,072	6,316
Hays PLC	90,038	193,937
Headlam Group PLC	4,631	31,200
Helical Bar PLC	8,263	44,652
Hikma Pharmaceuticals PLC	16,363	325,937
Hill & Smith Holdings PLC	6,401	54,652
Hochschild Mining PLC	15,777	37,126
Homeserve PLC	23,941	109,413
Howden Joinery Group PLC	88,671	507,352
Hunting PLC	9,788	126,642
Hyder Consulting PLC	3,872	40,760
ICAP PLC	359	2,689
IG Group Holdings PLC	23,822	243,372
Imagination Technologies Group PLC (I)	10,545	31,157
Inchcape PLC	27,669	282,552
Innovation Group PLC (I)	9,835	5,659
Intermediate Capital Group PLC	43,942	306,388
International Personal Finance PLC	47,051	389,223
Interserve PLC	12,721	131,265
Invensys PLC	10,503	88,778
ITE Group PLC	16,803	85,528
J.D. Wetherspoon PLC	9,690	122,283
James Fisher & Sons PLC	4,579	94,921
Jardine Lloyd Thompson Group PLC	10,279	173,507
Jazztel PLC (I)	19,044	204,058
JKX Oil & Gas PLC (I)	8,683	10,295
John Menzies PLC (I)	983	11,536
Kcom Group PLC	95,593	155,912
Keller Group PLC	4,607	87,725
Kier Group PLC	2,737	83,277
Ladbrokes PLC	55,844	165,957
Laird PLC	26,527	121,968
Lancashire Holdings, Ltd.	13,824	185,835
Lonmin PLC (I)	2,646	13,565
Lookers PLC	17,654	35,404
Low & Bonar PLC	21,034	25,032
M.J. Gleeson Group PLC	8,478	45,290
Management Consulting Group PLC	217	93
Marshalls PLC	1,729	5,053
Marston’s PLC	27,240	64,886
McBride PLC (I)	14,770	24,436
Mears Group PLC	8,289	65,294
Melrose Industries PLC	1,264	6,413
Michael Page International PLC	20,769	168,123
Micro Focus International PLC	20,560	261,729
Millennium & Copthorne Hotels PLC	13,381	133,340
Mitchells & Butlers PLC (I)	26,386	184,622
Mitie Group PLC	21,404	112,883
Moneysupermarket.com Group PLC	11,551	34,584
Morgan Crucible Company PLC	24,042	126,819
Mothercare PLC (I)	4,601	29,982
MWB Group Holdings PLC (I)	11,618	938
N. Brown Group PLC	16,271	143,543
National Express Group PLC	34,580	157,843
NCC Group, Ltd.	24,395	74,716
Northgate PLC	1,332	11,344
Novae Group PLC	2,664	27,678
Optos PLC (I)	3,748	12,585
Oxford Biomedica PLC (I)	57,574	2,217
Oxford Instruments PLC	2,533	74,242

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Pace PLC	26,281	$138,768
PayPoint PLC	4,414	73,911
Pendragon PLC	63,903	36,277
Petropavlovsk PLC	21,517	26,110
Photo-Me International PLC	24,627	53,833
Premier Farnell PLC	44,384	163,234
Premier Foods PLC (I)	15,810	32,787
Premier Oil PLC	25,504	132,714
Punch Taverns PLC (I)	20,164	3,991
PZ Cussons PLC	15,640	97,515
QinetiQ Group PLC	59,423	213,746
Quintain Estates & Development PLC (I)	54,012	84,608
Rathbone Brothers PLC	4,853	129,816
Redrow PLC	28,411	147,322
Renishaw PLC	2,747	88,558
Rentokil Initial PLC	61,337	117,805
Restaurant Group PLC	15,717	154,181
Ricardo PLC	418	4,645
Rightmove PLC	8,655	393,063
RM PLC	10,003	19,016
Rotork PLC	11,366	541,009
RPC Group PLC	19,465	190,415
RPS Group PLC	17,736	98,648
Salamander Energy PLC (I)	13,282	24,620
Savills PLC	12,336	132,132
SDL PLC	13,797	82,111
Senior PLC	19,322	98,570
Shanks Group PLC	46,070	82,736
SIG PLC	20,810	73,096
Smiths News PLC	16,404	64,293
Soco International PLC (I)	16,636	108,923
Spectris PLC	10,418	442,679
Spirax-Sarco Engineering PLC	8,752	434,369
Spirent Communications PLC	60,917	105,043
Spirit Pub Company PLC	20,164	25,673
Sportech PLC (I)	11,390	15,393
Sports Direct International PLC (I)	15,902	188,777
St James’s Place PLC	19,153	231,500
St. Modwen Properties PLC	14,271	86,958
Stagecoach Group PLC	24,940	156,470
Sthree PLC	8,144	48,843
Stolt-Nielsen, Ltd.	620	17,094
STV Group PLC (I)	2,685	13,280
SuperGroup PLC (I)	11	258
Synergy Health PLC	5,377	107,227
Synthomer PLC	8,486	35,908
TalkTalk Telecom Group PLC	24,348	123,617
Taylor Wimpey PLC	241,540	447,331
Telecity Group PLC	3,954	47,566
Telecom Plus PLC	773	22,684
Thomas Cook Group PLC (I)	27,271	75,693
Topps Tiles PLC	15,591	30,158
Torotrak PLC (I)	2,501	811
Tribal Group PLC	7,453	20,991
Trinity Mirror PLC (I)	6,673	22,590
TT electronics PLC	14,769	48,221
Tullett Prebon PLC	20,558	128,472
UBM PLC	9,602	104,561
UK Mail Group PLC	2,825	28,964
Ultra Electronics Holdings PLC	5,588	178,948
Unite Group PLC	5,851	39,052
UTV Media PLC	14,284	50,858
Vectura Group PLC (I)	29,652	68,777

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Vesuvius PLC	33,297	$281,551
Victrex PLC	5,831	177,915
Vitec Group PLC	1,430	15,130
Volex Group PLC	2,300	4,473
VP PLC	637	7,020
W.S. Atkins PLC	9,549	224,298
WHSmith PLC	11,284	187,370
Wilmington Group PLC	8,076	32,180
Wincanton PLC (I)	2,774	5,796
Wolfson Microelectronics PLC (I)	12,200	29,693
Xaar PLC	156	2,899
Xchanging PLC	19,640	49,986
		26,335,055
United States - 0.3%
Argonaut Gold, Inc. (I)	6,900	34,557
Bauer Performance Sports, Ltd. (I)	1,000	13,340
BNK Petroleum, Inc. (I)	5,141	8,228
Boart Longyear, Ltd.	36,330	12,549
Chaparral Gold Corp. (I)	1,700	512
Golden Star Resources, Ltd. (I)(L)	27,300	12,850
Kofax, Ltd. (I)	12,928	87,477
Sims Metal Management, Ltd. (I)	12,286	119,695
Thompson Creek Metals Company, Inc. (I)(L)	11,493	25,101
		314,309
TOTAL COMMON STOCKS (Cost $101,673,684)		$117,158,822

RIGHTS - 0.0%
Faes Farma SA (Expiration
Date: 01/16/2014) (I)(N)	17,110	$990
TOTAL RIGHTS (Cost $740)		$990

WARRANTS - 0.0%
Seat Pagine Gialle SpA (Expiration
Date: 08/31/2014) (I)(N)	131,159	89
TOTAL WARRANTS (Cost $0)		$89

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	263,577	$2,637,692
TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,637,840)		$2,637,692
Total Investments (International Small Company Trust)
(Cost $104,312,264) - 102.3%		$119,797,593
Other assets and liabilities, net - (2.3%)		(2,696,509)
TOTAL NET ASSETS - 100.0%		$117,101,084

International Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.6%
Brazil - 0.8%
Centrais Eletricas Brasileiras SA	841,600	$2,102,197
Centrais Eletricas Brasileiras SA, ADR (L)	10,000	25,900
Petroleo Brasileiro SA, Class A, ADR	268,844	3,949,318
Vale SA (Preference A Shares), ADR	263,960	3,698,080
		9,775,495

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada - 5.8%
AGF Management, Ltd., Class B	243,200	$3,038,140
Ensign Energy Services, Inc.	819,700	12,909,937
HudBay Minerals, Inc.	1,282,500	10,552,177
Suncor Energy, Inc. (L)	505,600	17,725,153
Talisman Energy, Inc.	1,251,040	14,544,923
Trican Well Service, Ltd. (L)	1,223,000	14,944,260
		73,714,590
China - 3.6%
China Life Insurance Company, Ltd., H Shares	1,179,000	3,715,964
China Shenhua Energy Company, Ltd.,
H Shares	4,097,000	12,992,545
China Telecom Corp., Ltd., H Shares	22,184,427	11,207,883
Shanghai Electric Group Company, Ltd.,
H Shares	13,746,000	4,974,432
Shanghai Pharmaceuticals Holding
Company, Ltd., H Shares	3,436,900	8,413,967
Trina Solar, Ltd., ADR (I)(L)	279,251	3,817,361
		45,122,152
Denmark - 0.4%
FLSmidth & Company A/S, B Shares (L)	96,640	5,284,899
France - 16.2%
Alstom SA	240,290	8,762,538
AXA SA	1,008,501	28,084,323
BNP Paribas SA	520,556	40,607,142
Carrefour SA	365,800	14,519,813
Cie de Saint-Gobain	154,110	8,489,460
Cie Generale des Etablissements Michelin	102,410	10,896,488
Ipsen SA	177,069	8,375,945
Orange SA	675,313	8,384,092
Sanofi	235,433	25,143,018
Societe Generale SA	251,603	14,630,827
Total SA	441,426	27,094,468
Vivendi SA	431,265	11,375,649
		206,363,763
Germany - 5.3%
Commerzbank AG (I)	337,151	5,442,757
Deutsche Lufthansa AG (I)	538,790	11,420,487
Gerresheimer AG	50,210	3,517,959
Kloeckner & Company SE (I)	455,830	6,254,161
Metro AG	213,172	10,334,541
Muenchener Rueckversicherungs AG	43,477	9,589,716
Siemens AG	148,861	20,411,601
		66,971,222
Hong Kong - 2.4%
China Mobile, Ltd.	817,000	8,494,258
Digital China Holdings, Ltd.	4,518,000	5,335,595
First Pacific Company, Ltd.	2,670,750	3,045,167
Kingboard Chemical Holdings, Ltd.	4,975,800	12,991,090
Noble Group, Ltd.	475,600	405,039
Value Partners Group, Ltd.	592,100	460,447
		30,731,596
India - 0.8%
ICICI Bank, Ltd.	221,652	3,960,178
Jain Irrigation Systems, Ltd.	1,974,568	2,312,745
LIC Housing Finance, Ltd.	382,400	1,359,411
Power Grid Corp. of India, Ltd.	1,140,059	1,840,693
		9,473,027
Ireland - 0.8%
CRH PLC	418,460	10,604,564

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Israel - 0.6%
Teva Pharmaceutical Industries, Ltd., ADR	192,105	$7,699,568
Italy - 3.3%
Eni SpA	656,437	15,861,913
UniCredit SpA	3,587,452	26,463,363
		42,325,276
Japan - 5.9%
Capcom Company, Ltd.	177,300	3,179,588
ITOCHU Corp.	1,695,060	20,955,398
Namco Bandai Holdings, Inc.	626,700	13,914,292
Nikon Corp.	170,300	3,254,556
Nissan Motor Company, Ltd.	847,000	7,097,862
Toyota Motor Corp.	273,530	16,678,509
Trend Micro, Inc.	261,600	9,167,274
		74,247,479
Netherlands - 9.2%
Aegon NV	2,432,892	23,055,360
Akzo Nobel NV	221,660	17,188,822
Fugro NV	100,100	5,971,117
ING Groep NV	2,762,510	38,588,187
Koninklijke Philips NV	274,035	10,090,285
Royal Dutch Shell PLC, B Shares	591,786	22,322,267
		117,216,038
Norway - 2.4%
Statoil ASA	771,610	18,762,854
Telenor ASA	479,875	11,465,932
		30,228,786
Russia - 0.3%
Lukoil OAO, ADR	41,560	2,623,267
MMC Norilsk Nickel OJSC, ADR	102,900	1,710,198
		4,333,465
Singapore - 0.7%
Flextronics International, Ltd. (I)	1,136,200	8,828,274
South Korea - 10.2%
Daum Communications Corp. (I)	43,106	3,433,942
Hana Financial Group, Inc.	646,320	26,930,431
Hyundai Mobis	44,328	12,341,084
KB Financial Group, Inc., ADR (L)	756,368	30,640,468
KIWOOM Securities Company, Ltd.	84,364	4,046,582
Korea Investment Holdings Company, Ltd.	145,600	5,636,563
POSCO	62,318	19,391,017
Samsung Electronics Company, Ltd.	21,241	27,678,022
		130,098,109
Spain - 1.4%
Telefonica SA	1,090,440	17,829,523
Sweden - 1.0%
Getinge AB, B Shares	153,092	5,247,684
Telefonaktiebolaget LM Ericsson, B Shares	553,355	6,756,181
		12,003,865
Switzerland - 7.5%
Basilea Pharmaceutica (I)	36,130	4,286,782
Credit Suisse Group AG (I)	1,025,759	31,658,363
GAM Holding AG (I)	226,160	4,403,424
Lonza Group AG (I)	92,460	8,786,760
Nobel Biocare Holding AG (I)	346,606	5,427,244
Novartis AG	143,160	11,474,175
Roche Holding AG	82,202	23,026,931

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Swiss Re AG (I)	64,831	$5,976,666
		95,040,345
Taiwan - 0.5%
Compal Electronics, Inc.	8,374,334	6,421,468
Compal Electronics, Inc., GDR (S)	2,123	8,138
		6,429,606
United Kingdom - 18.4%
Aviva PLC	4,075,000	30,486,906
BAE Systems PLC	1,763,241	12,721,416
BP PLC	2,628,635	21,302,755
Carillion PLC	1,520,420	8,335,865
GlaxoSmithKline PLC	1,087,394	29,052,415
HSBC Holdings PLC	345,950	3,796,506
Kingfisher PLC	2,073,290	13,235,966
Lloyds Banking Group PLC (I)	9,100,860	11,942,024
Man Group PLC	6,971,250	9,848,152
Marks & Spencer Group PLC	1,603,200	11,512,402
Noble Corp. PLC	317,913	11,912,200
Rexam PLC	889,830	7,828,896
SIG PLC	1,522,750	5,348,740
Tesco PLC	5,853,910	32,508,708
Vodafone Group PLC	6,095,398	23,998,739
		233,831,690
United States - 1.1%
Baker Hughes, Inc.	259,800	14,356,548
TOTAL COMMON STOCKS (Cost $1,030,145,295)		$1,252,509,880

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,899,627	29,017,433
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,017,883)		$29,017,433

SHORT-TERM INVESTMENTS - 0.6%
Time Deposits - 0.6%
Royal Bank of Canada, 0.010%, 01/02/2014 *	$8,000,000	$8,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,000,000)		$8,000,000
Total Investments (International Value Trust)
(Cost $1,067,163,178) - 101.5%		$1,289,527,313
Other assets and liabilities, net - (1.5%)		(18,726,110)
TOTAL NET ASSETS - 100.0%		$1,270,801,203

Lifestyle Aggressive PS Series
	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 80.9%
John Hancock Variable Insurance Trust (G) - 80.9%
Equity - 80.9%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	16,095	$271,201
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $262,602)		$271,201

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Lifestyle Aggressive PS Series (continued)

	Shares or
	Principal
	Amount	Value

UNAFFILIATED INVESTMENT COMPANIES - 19.1%
Exchange Traded Funds - 19.1%
Financial Select Sector SPDR Fund	239	5,225
Vanguard Energy ETF	39	4,933
Vanguard FTSA Emerging Markets ETF	801	32,952
Vanguard Health Care ETF	57	5,764
Vanguard Information Technology ETF	112	10,026
Vanguard Materials ETF	16	1,652
Vanguard REIT ETF	51	3,293
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $63,360)		$63,845
Total Investments (Lifestyle Aggressive PS Series)
(Cost $325,962) - 100.0%		$335,046
Other assets and liabilities, net - 0.0%		165
TOTAL NET ASSETS - 100.0%		$335,211

Lifestyle Balanced PS Series

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 50.0%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	6,332,661	$106,705,343
Fixed Income - 50.0%
Bond PS, Series NAV (John Hancock) (A)(1)	8,455,257	106,705,343
		213,410,686
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $204,151,825)		$213,410,686
Total Investments (Lifestyle Balanced PS Series)
(Cost $204,151,825) - 100.0%		$213,410,686
Other assets and liabilities, net - 0.0%		(33,260)
TOTAL NET ASSETS - 100.0%		$213,377,426

Lifestyle Conservative PS Series

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100. 0%
Equity - 20.4%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	609,699	$10,273,428
Fixed Income - 79.6%
Bond PS, Series NAV (John Hancock) (A)(1)	3,174,852	40,066,635
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $50,273,296)		$50,340,063
Total Investments (Lifestyle Conservative PS Series)
(Cost $50,273,296) - 100.0%		$50,340,063
Other assets and liabilities, net - 0.0%		(30,320)
TOTAL NET ASSETS - 100.0%		$50,309,743

Lifestyle Growth PS Series

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 70.0%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	12,507,718	$210,755,056
Fixed Income - 30.0%
Bond PS, Series NAV (John Hancock) (A)(1)	7,141,403	90,124,512
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $282,936,775)		$300,879,568
Total Investments (Lifestyle Growth PS Series)
(Cost $282,936,775) - 100.0%		$300,879,568
Other assets and liabilities, net - 0.0%		(33,646)
TOTAL NET ASSETS - 100.0%		$300,845,922

Lifestyle Moderate PS Series

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES - 100.0%
John Hancock Variable Insurance Trust (G) - 100.0%
Equity - 40.1%
Strategic Equity Allocation, Series NAV
(John Hancock) (A)(2)	2,201,023	$37,087,241
Fixed Income - 59.9%
Bond PS, Series NAV (John Hancock) (A)(1)	4,392,934	55,438,832
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $89,838,125)		$92,526,073
Total Investments (Lifestyle Moderate PS Series)
(Cost $89,838,125) - 100.0%		$92,526,073
Other assets and liabilities, net - 0.0%		(30,644)
TOTAL NET ASSETS - 100.0%		$92,495,429

Mid Cap Index Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.3%
Consumer Discretionary - 13.6%
Auto Components - 0.3%
Gentex Corp. (L)	75,167	$2,479,759
Automobiles - 0.2%
Thor Industries, Inc.	23,252	1,284,208
Distributors - 0.6%
LKQ Corp. (I)	156,128	5,136,605
Diversified Consumer Services - 0.8%
Apollo Education Group, Inc. (I)	51,841	1,416,296
DeVry Education Group, Inc. (L)	29,568	1,049,664
Matthews International Corp., Class A	14,169	603,741
Service Corp. International	110,084	1,995,823
Sotheby’s	35,684	1,898,389
		6,963,913
Hotels, Restaurants & Leisure - 1.5%
Bally Technologies, Inc. (I)(L)	20,240	1,587,828

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Bob Evans Farms, Inc. (L)	14,166	$716,658
Brinker International, Inc.	34,808	1,613,003
Domino’s Pizza, Inc.	28,937	2,015,462
International Speedway Corp., Class A	14,493	514,357
Life Time Fitness, Inc. (I)(L)	20,374	957,578
Panera Bread Company, Class A (I)	13,897	2,455,461
Scientific Games Corp., Class A (I)	25,224	427,042
The Cheesecake Factory, Inc. (L)	24,989	1,206,219
The Wendy’s Company (L)	146,458	1,277,114
		12,770,722
Household Durables - 1.8%
Jarden Corp. (I)	62,126	3,811,430
KB Home (L)	43,087	787,630
MDC Holdings, Inc.	20,307	654,698
NVR, Inc. (I)	2,173	2,229,520
Tempur Sealy International, Inc. (I)	31,413	1,695,045
Toll Brothers, Inc. (I)	82,544	3,054,128
Tupperware Brands Corp. (L)	26,312	2,487,273
		14,719,724
Internet & Catalog Retail - 0.1%
HSN, Inc.	17,302	1,077,915
Leisure Equipment & Products - 0.9%
Brunswick Corp.	47,233	2,175,552
Polaris Industries, Inc.	33,456	4,872,532
		7,048,084
Media - 1.3%
AMC Networks, Inc., Class A (I)	30,782	2,096,562
Cinemark Holdings, Inc.	53,906	1,796,687
DreamWorks Animation
SKG, Inc., Class A (I)	36,990	1,313,145
John Wiley & Sons, Inc., Class A (L)	24,059	1,328,057
Lamar Advertising Company, Class A (I)	33,914	1,772,007
Meredith Corp.	19,269	998,134
The New York Times Company, Class A (L)	65,335	1,036,866
Valassis Communications, Inc. (L)	19,971	684,007
		11,025,465
Multiline Retail - 0.3%
Big Lots, Inc. (I)	30,273	977,515
J.C. Penney Company, Inc. (I)(L)	158,207	1,447,594
		2,425,109
Specialty Retail - 4.5%
Aaron’s, Inc.	39,612	1,164,593
Abercrombie & Fitch Company, Class A	39,675	1,305,704
Advance Auto Parts, Inc.	37,825	4,186,471
American Eagle Outfitters, Inc.	88,111	1,268,798
ANN, Inc. (I)	23,849	871,919
Ascena Retail Group, Inc. (I)	66,867	1,414,906
Cabela’s, Inc. (I)(L)	24,199	1,613,105
Chico’s FAS, Inc.	82,469	1,553,716
CST Brands, Inc.	39,263	1,441,737
Dick’s Sporting Goods, Inc.	52,915	3,074,362
Foot Locker, Inc.	77,120	3,195,853
Guess?, Inc.	30,858	958,758
Murphy USA, Inc. (I)	23,062	958,457
Office Depot, Inc. (I)	247,875	1,311,259
Rent-A-Center, Inc. (L)	27,797	926,752
Signet Jewelers, Ltd.	41,660	3,278,642
Tractor Supply Company	72,494	5,624,085

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Williams-Sonoma, Inc.	46,224	$2,693,935
		36,843,052
Textiles, Apparel & Luxury Goods - 1.3%
Carter’s, Inc.	28,318	2,032,949
Deckers Outdoor Corp. (I)	17,936	1,514,875
Hanesbrands, Inc.	51,472	3,616,937
Under Armour, Inc., Class A (I)(L)	41,694	3,639,886
		10,804,647
		112,579,203
Consumer Staples - 3.9%
Food & Staples Retailing - 0.5%
Harris Teeter Supermarkets, Inc.	25,684	1,267,505
SUPERVALU, Inc. (I)	102,417	746,620
United Natural Foods, Inc. (I)	25,694	1,937,071
		3,951,196
Food Products - 2.3%
Dean Foods Company (I)	49,030	842,826
Flowers Foods, Inc.	90,971	1,953,147
Green Mountain Coffee Roasters, Inc. (I)(L)	68,109	5,147,678
Hillshire Brands Company	63,886	2,136,348
Ingredion, Inc.	39,823	2,726,283
Lancaster Colony Corp.	10,061	886,877
Post Holdings, Inc. (I)	16,977	836,457
The Hain Celestial Group, Inc. (I)	23,867	2,166,646
Tootsie Roll Industries, Inc. (L)	10,518	342,256
WhiteWave Foods Company, Class A (I)	90,070	2,066,206
		19,104,724
Household Products - 1.0%
Church & Dwight Company, Inc.	72,110	4,779,451
Energizer Holdings, Inc.	32,341	3,500,590
		8,280,041
Tobacco - 0.1%
Universal Corp. (L)	12,058	658,367
		31,994,328
Energy - 5.5%
Energy Equipment & Services - 2.7%
Atwood Oceanics, Inc. (I)	29,945	1,598,764
CARBO Ceramics, Inc. (L)	10,308	1,201,191
Dresser-Rand Group, Inc. (I)	39,622	2,362,660
Dril-Quip, Inc. (I)	21,134	2,323,261
Helix Energy Solutions Group, Inc. (I)	51,102	1,184,544
Oceaneering International, Inc.	56,192	4,432,425
Oil States International, Inc. (I)	28,644	2,913,668
Patterson-UTI Energy, Inc. (L)	74,906	1,896,620
Superior Energy Services, Inc. (I)	82,828	2,204,053
Tidewater, Inc.	25,752	1,526,321
Unit Corp. (I)	22,699	1,171,722
		22,815,229
Oil, Gas & Consumable Fuels - 2.8%
Alpha Natural Resources, Inc. (I)(L)	114,754	819,344
Bill Barrett Corp. (I)(L)	25,441	681,310
Cimarex Energy Company	45,104	4,731,861
Energen Corp.	37,749	2,670,742
Gulfport Energy Corp. (I)	43,670	2,757,761
HollyFrontier Corp.	103,200	5,128,008
Rosetta Resources, Inc. (I)	31,820	1,528,633
SM Energy Company	34,790	2,891,397

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp. (L)	37,529	$1,619,752
		22,828,808
		45,644,037
Financials - 21.6%
Capital Markets - 2.6%
Affiliated Managers Group, Inc. (I)	27,515	5,967,453
Apollo Investment Corp.	116,718	989,769
Eaton Vance Corp. (L)	63,023	2,696,754
Federated Investors, Inc., Class B (L)	48,919	1,408,867
Greenhill & Company, Inc.	13,556	785,435
Janus Capital Group, Inc. (L)	77,590	959,788
Raymond James Financial, Inc.	64,012	3,340,786
SEI Investments Company	74,429	2,584,919
Waddell & Reed Financial, Inc., Class A	44,361	2,888,788
		21,622,559
Commercial Banks - 4.5%
Associated Banc-Corp. (L)	84,410	1,468,734
BancorpSouth, Inc. (L)	43,515	1,106,151
Bank of Hawaii Corp. (L)	23,122	1,367,435
Cathay General Bancorp	38,187	1,020,739
City National Corp.	24,581	1,947,307
Commerce Bancshares, Inc.	42,317	1,900,477
Cullen/Frost Bankers, Inc. (L)	27,334	2,034,470
East West Bancorp, Inc.	71,535	2,501,579
First Horizon National Corp. (L)	122,733	1,429,839
First Niagara Financial Group, Inc.	183,838	1,952,360
FirstMerit Corp.	85,720	1,905,556
Fulton Financial Corp.	99,950	1,307,346
Hancock Holding Company	42,645	1,564,219
International Bancshares Corp.	29,669	782,965
Prosperity Bancshares, Inc.	29,457	1,867,279
Signature Bank (I)	24,560	2,638,235
SVB Financial Group (I)	23,717	2,486,965
Synovus Financial Corp.	504,940	1,817,784
TCF Financial Corp. (L)	85,624	1,391,390
Trustmark Corp. (L)	34,894	936,555
Valley National Bancorp (L)	103,674	1,049,181
Webster Financial Corp.	46,919	1,462,934
WestAmerica Bancorp. (L)	13,830	780,842
		36,720,342
Diversified Financial Services - 0.6%
CBOE Holdings, Inc.	45,286	2,353,061
MSCI, Inc. (I)	61,493	2,688,474
		5,041,535
Insurance - 4.8%
Alleghany Corp. (I)	8,708	3,482,852
American Financial Group, Inc.	37,130	2,143,144
Arthur J. Gallagher & Company	68,314	3,205,976
Aspen Insurance Holdings, Ltd.	34,080	1,407,845
Brown & Brown, Inc.	61,934	1,944,108
Everest Re Group, Ltd.	24,877	3,877,578
Fidelity National Financial, Inc., Class A	129,692	4,208,505
First American Financial Corp.	54,897	1,548,095
HCC Insurance Holdings, Inc.	52,040	2,401,126
Kemper Corp.	26,606	1,087,653
Mercury General Corp.	18,838	936,437
Old Republic International Corp.	125,576	2,168,698
Primerica, Inc.	28,476	1,221,905
Protective Life Corp.	40,805	2,067,181
Reinsurance Group of America, Inc.	36,660	2,837,851

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
StanCorp Financial Group, Inc. (L)	22,848	$1,513,680
The Hanover Insurance Group, Inc.	22,778	1,360,074
W.R. Berkley Corp.	56,816	2,465,246
		39,877,954
Real Estate Investment Trusts - 8.0%
Alexandria Real Estate Equities, Inc.	37,200	2,366,664
American Campus Communities, Inc.	54,420	1,752,868
BioMed Realty Trust, Inc.	99,772	1,807,869
BRE Properties, Inc.	40,087	2,193,160
Camden Property Trust	44,305	2,520,068
Corporate Office Properties Trust	45,382	1,075,100
Corrections Corp. of America	60,165	1,929,492
Duke Realty Corp.	169,196	2,544,708
Equity One, Inc.	32,864	737,468
Essex Property Trust, Inc.	19,754	2,834,897
Extra Space Storage, Inc.	57,110	2,406,044
Federal Realty Investment Trust	33,779	3,425,528
Highwoods Properties, Inc.	46,694	1,688,922
Home Properties, Inc.	29,545	1,584,203
Hospitality Properties Trust	77,034	2,082,229
Kilroy Realty Corp.	42,621	2,138,722
Liberty Property Trust	76,155	2,579,370
Mack-Cali Realty Corp.	45,713	981,915
Mid-America Apartment Communities, Inc.	38,834	2,358,777
National Retail Properties, Inc.	63,285	1,919,434
Omega Healthcare Investors, Inc.	63,631	1,896,204
Potlatch Corp.	21,051	878,669
Rayonier, Inc.	65,571	2,760,539
Realty Income Corp.	107,048	3,996,102
Regency Centers Corp.	47,949	2,220,039
Senior Housing Properties Trust	97,723	2,172,382
SL Green Realty Corp.	49,265	4,551,101
Taubman Centers, Inc.	33,007	2,109,807
UDR, Inc.	130,219	3,040,614
Weingarten Realty Investors	58,263	1,597,571
		66,150,466
Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.	22,169	925,112
Jones Lang LaSalle, Inc.	23,079	2,363,059
		3,288,171
Thrifts & Mortgage Finance - 0.7%
Astoria Financial Corp.	43,645	603,610
New York Community Bancorp, Inc. (L)	228,958	3,857,942
Washington Federal, Inc.	52,864	1,231,203
		5,692,755
		178,393,782
Health Care - 8.6%
Biotechnology - 0.6%
Cubist Pharmaceuticals, Inc. (I)	38,464	2,649,016
United Therapeutics Corp. (I)(L)	23,999	2,713,807
		5,362,823
Health Care Equipment & Supplies - 2.3%
Hill-Rom Holdings, Inc.	30,469	1,259,588
Hologic, Inc. (I)	141,850	3,170,348
IDEXX Laboratories, Inc. (I)(L)	26,952	2,866,884
Masimo Corp. (I)	26,719	780,996
ResMed, Inc. (L)	73,790	3,474,033
STERIS Corp.	30,576	1,469,177
Teleflex, Inc.	21,369	2,005,694

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
The Cooper Companies, Inc.	25,421	$3,148,137
Thoratec Corp. (I)	29,589	1,082,957
		19,257,814
Health Care Providers & Services - 3.1%
Community Health Systems, Inc. (I)	49,324	1,936,953
Health Management
Associates, Inc., Class A (I)	137,366	1,799,495
Health Net, Inc. (I)	41,294	1,225,193
Henry Schein, Inc. (I)(L)	44,588	5,094,625
LifePoint Hospitals, Inc. (I)	24,419	1,290,300
MEDNAX, Inc. (I)	53,025	2,830,475
Omnicare, Inc.	53,483	3,228,234
Owens & Minor, Inc. (L)	32,782	1,198,510
Universal Health Services, Inc., Class B	46,444	3,774,039
VCA Antech, Inc. (I)(L)	46,094	1,445,508
WellCare Health Plans, Inc. (I)	22,698	1,598,393
		25,421,725
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. (I)	82,486	1,275,234
HMS Holdings Corp. (I)	45,846	1,042,080
		2,317,314
Life Sciences Tools & Services - 1.3%
Bio-Rad Laboratories, Inc., Class A (I)	10,432	1,289,500
Charles River
Laboratories International, Inc. (I)	24,990	1,325,470
Covance, Inc. (I)(L)	29,172	2,568,886
Mettler-Toledo International, Inc. (I)	15,418	3,740,253
Techne Corp.	17,232	1,631,353
		10,555,462
Pharmaceuticals - 1.0%
Endo Health Solutions, Inc. (I)	59,642	4,023,449
Mallinckrodt PLC (I)(L)	29,965	1,565,971
Salix Pharmaceuticals, Ltd. (I)	32,666	2,937,980
		8,527,400
		71,442,538
Industrials - 16.4%
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc.	16,539	2,012,466
B/E Aerospace, Inc. (I)	51,146	4,451,236
Esterline Technologies Corp. (I)	16,295	1,661,438
Exelis, Inc.	97,801	1,864,087
Huntington Ingalls Industries, Inc.	25,642	2,308,036
Triumph Group, Inc.	27,034	2,056,476
		14,353,739
Air Freight & Logistics - 0.1%
UTi Worldwide, Inc.	47,331	831,132
Airlines - 0.4%
Alaska Air Group, Inc.	36,090	2,647,923
JetBlue Airways Corp. (I)(L)	112,906	965,346
		3,613,269
Building Products - 1.0%
AO Smith Corp.	39,797	2,146,650
Fortune Brands Home & Security, Inc.	86,324	3,945,007
Lennox International, Inc.	23,655	2,012,094
		8,103,751
Commercial Services & Supplies - 1.7%
Clean Harbors, Inc. (I)(L)	28,669	1,718,993

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Copart, Inc. (I)	58,032	$2,126,873
Deluxe Corp. (L)	26,228	1,368,839
Herman Miller, Inc.	30,633	904,286
HNI Corp. (L)	23,503	912,621
Mine Safety Appliances Company	16,418	840,766
R.R. Donnelley & Sons Company (L)	94,366	1,913,742
Rollins, Inc.	33,336	1,009,747
The Brink’s Company	25,069	855,856
Waste Connections, Inc.	64,165	2,799,519
		14,451,242
Construction & Engineering - 0.8%
AECOM Technology Corp. (I)	50,994	1,500,753
Granite Construction, Inc. (L)	18,779	656,889
KBR, Inc.	76,932	2,453,361
URS Corp.	38,891	2,060,834
		6,671,837
Electrical Equipment - 1.0%
Acuity Brands, Inc. (L)	22,297	2,437,508
General Cable Corp.	25,843	760,043
Hubbell, Inc., Class B	27,936	3,042,230
Regal-Beloit Corp.	23,407	1,725,564
		7,965,345
Industrial Conglomerates - 0.3%
Carlisle Companies, Inc.	33,032	2,622,741
Machinery - 5.4%
AGCO Corp.	47,024	2,783,351
CLARCOR, Inc.	26,009	1,673,679
Crane Company	25,369	1,706,065
Donaldson Company, Inc.	69,872	3,036,637
Graco, Inc.	31,802	2,484,372
Harsco Corp.	41,893	1,174,261
IDEX Corp.	42,129	3,111,227
ITT Corp.	47,105	2,045,299
Kennametal, Inc.	40,727	2,120,655
Lincoln Electric Holdings, Inc.	42,387	3,023,889
Nordson Corp.	31,354	2,329,602
Oshkosh Corp.	44,868	2,260,450
SPX Corp.	23,555	2,346,314
Terex Corp.	57,856	2,429,373
Timken Company	41,286	2,273,620
Trinity Industries, Inc.	40,556	2,211,113
Valmont Industries, Inc. (L)	13,912	2,074,557
Wabtec Corp.	50,016	3,714,688
Woodward, Inc.	31,474	1,435,529
		44,234,681
Marine - 0.4%
Kirby Corp. (I)	29,483	2,926,188
Matson, Inc.	22,250	580,948
		3,507,136
Professional Services - 1.2%
FTI Consulting, Inc. (I)	20,887	859,291
ManpowerGroup, Inc.	41,025	3,522,407
The Corporate Executive Board Company	17,455	1,351,541
Towers Watson & Company, Class A	33,525	4,278,125
		10,011,364
Road & Rail - 1.4%
Con-way, Inc.	29,547	1,173,311
Genesee & Wyoming, Inc., Class A (I)	26,388	2,534,567
J.B. Hunt Transport Services, Inc.	47,743	3,690,534

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Road & Rail (continued)
Landstar System, Inc.	23,744	$1,364,093
Old Dominion Freight Line, Inc. (I)	36,248	1,921,869
Werner Enterprises, Inc. (L)	23,730	586,843
		11,271,217
Trading Companies & Distributors - 1.0%
GATX Corp. (L)	23,994	1,251,767
MSC Industrial Direct Company, Inc., Class A	25,029	2,024,095
United Rentals, Inc. (I)(L)	48,421	3,774,417
Watsco, Inc.	14,066	1,351,180
		8,401,459
		136,038,913
Information Technology - 15.3%
Communications Equipment - 0.9%
ADTRAN, Inc.	29,962	809,274
Ciena Corp. (I)(L)	53,568	1,281,882
InterDigital, Inc. (L)	21,394	630,909
JDS Uniphase Corp. (I)	120,926	1,569,619
Plantronics, Inc.	22,736	1,056,087
Polycom, Inc. (I)	74,236	833,670
Riverbed Technology, Inc. (I)	84,093	1,520,401
		7,701,842
Computers & Peripherals - 1.2%
3D Systems Corp. (I)(L)	49,643	4,613,324
Diebold, Inc.	33,153	1,094,381
Lexmark International, Inc., Class A (L)	32,251	1,145,556
NCR Corp. (I)	86,420	2,943,465
		9,796,726
Electronic Equipment, Instruments & Components - 2.0%
Arrow Electronics, Inc. (I)	52,322	2,838,469
Avnet, Inc.	71,450	3,151,660
Ingram Micro, Inc., Class A (I)	80,056	1,878,114
Itron, Inc. (I)(L)	20,333	842,396
National Instruments Corp.	50,700	1,623,414
Tech Data Corp. (I)	19,611	1,011,928
Trimble Navigation, Ltd. (I)	133,912	4,646,746
Vishay Intertechnology, Inc. (I)(L)	70,209	930,971
		16,923,698
Internet Software & Services - 1.2%
AOL, Inc. (I)	40,821	1,903,075
Equinix, Inc. (I)	25,852	4,587,437
Rackspace Hosting, Inc. (I)(L)	59,538	2,329,722
ValueClick, Inc. (I)	32,580	761,395
		9,581,629
IT Services - 3.2%
Acxiom Corp. (I)	39,012	1,442,664
Broadridge Financial Solutions, Inc.	61,897	2,446,169
Convergys Corp. (L)	52,825	1,111,966
CoreLogic, Inc. (I)	48,673	1,729,352
DST Systems, Inc.	15,330	1,391,044
Gartner, Inc. (I)	47,873	3,401,377
Global Payments, Inc.	37,855	2,460,196
Jack Henry & Associates, Inc. (L)	44,447	2,631,707
Leidos Holdings, Inc. (L)	37,823	1,758,391
Lender Processing Services, Inc.	44,362	1,658,252
ManTech International Corp., Class A (L)	12,355	369,785
NeuStar, Inc., Class A (I)(L)	32,522	1,621,547
Science Applications International Corp.	21,639	715,602
VeriFone Systems, Inc. (I)	56,733	1,521,579

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
WEX, Inc. (I)	20,190	$1,999,416
		26,259,047
Office Electronics - 0.2%
Zebra Technologies Corp., Class A (I)	26,107	1,411,867
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc. (I)(L)	319,474	1,236,364
Atmel Corp. (I)	221,183	1,731,863
Cree, Inc. (I)	62,688	3,922,388
Cypress Semiconductor Corp. (I)(L)	72,199	758,090
Fairchild Semiconductor International, Inc. (I)	65,965	880,633
Integrated Device Technology, Inc. (I)	71,621	729,818
International Rectifier Corp. (I)	36,930	962,765
Intersil Corp., Class A	66,315	760,633
RF Micro Devices, Inc. (I)	146,646	756,693
Semtech Corp. (I)	35,651	901,257
Silicon Laboratories, Inc. (I)	20,606	892,446
Skyworks Solutions, Inc. (I)	97,505	2,784,743
SunEdison, Inc. (I)	127,385	1,662,374
Teradyne, Inc. (I)	99,516	1,753,472
		19,733,539
Software - 4.2%
ACI Worldwide, Inc. (I)	20,019	1,301,235
Advent Software, Inc.	20,938	732,621
ANSYS, Inc. (I)	48,123	4,196,326
Cadence Design Systems, Inc. (I)(L)	149,439	2,095,135
CommVault Systems, Inc. (I)	23,082	1,728,380
Compuware Corp.	112,478	1,260,878
Concur Technologies, Inc. (I)(L)	24,453	2,523,061
FactSet Research Systems, Inc. (L)	20,819	2,260,527
Fair Isaac Corp.	17,952	1,128,104
Informatica Corp. (I)	56,356	2,338,774
Mentor Graphics Corp.	50,594	1,217,798
MICROS Systems, Inc. (I)(L)	39,098	2,243,052
PTC, Inc. (I)	62,059	2,196,268
Rovi Corp. (I)	53,074	1,045,027
SolarWinds, Inc. (I)	33,957	1,284,593
Solera Holdings, Inc.	35,762	2,530,519
Synopsys, Inc. (I)	80,191	3,253,349
TIBCO Software, Inc. (I)	79,600	1,789,408
		35,125,055
		126,533,403
Materials - 6.8%
Chemicals - 2.8%
Albemarle Corp.	42,275	2,679,812
Ashland, Inc.	37,437	3,632,886
Cabot Corp.	30,957	1,591,190
Cytec Industries, Inc.	18,417	1,715,728
Intrepid Potash, Inc. (I)(L)	28,725	455,004
Minerals Technologies, Inc.	17,882	1,074,172
NewMarket Corp. (L)	5,923	1,979,170
Olin Corp. (L)	41,325	1,192,226
RPM International, Inc.	69,045	2,866,058
Sensient Technologies Corp.	25,997	1,261,374
The Scotts Miracle-Gro Company, Class A (L)	22,818	1,419,736
Valspar Corp.	41,866	2,984,627
		22,851,983
Construction Materials - 0.5%
Eagle Materials, Inc.	25,932	2,007,915

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
Martin Marietta Materials, Inc.	24,019	$2,400,459
		4,408,374
Containers & Packaging - 1.6%
Aptargroup, Inc. (L)	34,201	2,319,170
Greif, Inc., Class A	15,814	828,654
Packaging Corp. of America	50,935	3,223,167
Rock-Tenn Company, Class A	37,413	3,928,739
Silgan Holdings, Inc.	22,726	1,091,303
Sonoco Products Company	52,949	2,209,032
		13,600,065
Metals & Mining - 1.5%
Carpenter Technology Corp. (L)	27,511	1,711,184
Commercial Metals Company	60,775	1,235,556
Compass Minerals International, Inc. (L)	17,386	1,391,749
Reliance Steel & Aluminum Company	40,168	3,046,341
Royal Gold, Inc.	33,816	1,557,903
Steel Dynamics, Inc.	115,288	2,252,728
Worthington Industries, Inc.	27,512	1,157,705
		12,353,166
Paper & Forest Products - 0.4%
Domtar Corp.	16,826	1,587,365
Louisiana-Pacific Corp. (I)	73,292	1,356,635
		2,944,000
		56,157,588
Telecommunication Services - 0.4%
Diversified Telecommunication Services - 0.3%
tw telecom, Inc. (I)	74,821	2,279,796
Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	51,270	1,321,741
		3,601,537
Utilities - 4.2%
Electric Utilities - 1.5%
Cleco Corp.	31,397	1,463,728
Great Plains Energy, Inc.	79,736	1,932,801
Hawaiian Electric Industries, Inc. (L)	51,732	1,348,136
IDACORP, Inc.	26,089	1,352,454
OGE Energy Corp.	103,067	3,493,971
PNM Resources, Inc.	41,369	997,820
Westar Energy, Inc.	66,037	2,124,410
		12,713,320
Gas Utilities - 1.3%
Atmos Energy Corp.	47,214	2,144,460
National Fuel Gas Company	43,465	3,103,401
Questar Corp.	90,919	2,090,228
UGI Corp.	59,256	2,456,754
WGL Holdings, Inc.	26,872	1,076,492
		10,871,335
Multi-Utilities - 1.1%
Alliant Energy Corp.	57,619	2,973,140
Black Hills Corp.	23,104	1,213,191
MDU Resources Group, Inc.	98,070	2,996,039
Vectren Corp.	42,774	1,518,477
		8,700,847

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Water Utilities - 0.3%
Aqua America, Inc. (L)	91,774	$2,164,949
		34,450,451
TOTAL COMMON STOCKS (Cost $477,700,882)		$796,835,780

SECURITIES LENDING COLLATERAL - 10.4%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	8,571,907	85,781,642
TOTAL SECURITIES LENDING
COLLATERAL (Cost $85,787,089)		$85,781,642

SHORT-TERM INVESTMENTS - 3.8%
Repurchase Agreement - 3.8%
Repurchase Agreement with State Street Corp.
dated 12/31/2013 at 0.000% to be
repurchased at $31,628,000 on 01/02/2014,
collateralized by $33,005,000 U.S. Treasury
Bonds, 3.750% due 11/15/2043 (valued at
$32,262,388, including interest)	$31,628,000	$31,628,000
TOTAL SHORT-TERM INVESTMENTS (Cost $31,628,000)		$31,628,000
Total Investments (Mid Cap Index Trust)
(Cost $595,115,971) - 110.5%		$914,245,422
Other assets and liabilities, net - (10.5%)		(87,085,970)
TOTAL NET ASSETS - 100.0%		$827,159,452

Mid Cap Stock Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.7%
Consumer Discretionary - 26.8%
Auto Components - 0.8%
Tenneco, Inc. (I)	133,337	$7,542,874
Hotels, Restaurants & Leisure - 7.5%
Bloomin’ Brands, Inc. (I)	538,203	12,922,254
Buffalo Wild Wings, Inc. (I)(L)	34,939	5,143,021
Life Time Fitness, Inc. (I)(L)	200,722	9,433,934
Melco Crown Entertainment, Ltd., ADR (I)	288,006	11,295,595
Panera Bread Company, Class A (I)	67,853	11,988,947
Starwood Hotels & Resorts Worldwide, Inc.	118,857	9,443,189
Wyndham Worldwide Corp.	143,105	10,545,407
		70,772,347
Household Durables - 3.6%
Lennar Corp., Class A (L)	182,632	7,224,922
PulteGroup, Inc.	423,134	8,619,240
Taylor Morrison Home Corp., Class A (I)	295,269	6,628,789
Whirlpool Corp.	75,319	11,814,538
		34,287,489
Internet & Catalog Retail - 5.6%
Groupon, Inc. (I)(L)	1,103,702	12,990,573
HomeAway, Inc. (I)	302,450	12,364,156
Netflix, Inc. (I)	32,480	11,958,162
TripAdvisor, Inc. (I)(L)	182,333	15,102,642
		52,415,533
Media - 1.0%
IMAX Corp. (I)(L)	311,890	9,194,517

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail - 4.3%
Dick’s Sporting Goods, Inc.	233,194	$13,548,571
Lumber Liquidators Holdings, Inc. (I)(L)	100,142	10,303,610
Pier 1 Imports, Inc.	348,002	8,031,886
Ross Stores, Inc.	116,823	8,753,547
		40,637,614
Textiles, Apparel & Luxury Goods - 4.0%
Lululemon Athletica, Inc. (I)(L)	249,122	14,705,672
PVH Corp.	88,546	12,044,027
Samsonite International SA	3,664,480	11,129,353
		37,879,052
		252,729,426
Consumer Staples - 5.4%
Food & Staples Retailing - 1.1%
Whole Foods Market, Inc.	185,454	10,724,805
Food Products - 2.6%
Green Mountain Coffee Roasters, Inc. (I)(L)	149,490	11,298,454
WhiteWave Foods Company, Class A (I)	572,143	13,124,960
		24,423,414
Household Products - 0.9%
Spectrum Brands Holdings, Inc.	119,428	8,425,645
Personal Products - 0.8%
Coty, Inc., Class A (L)	462,723	7,056,526
		50,630,390
Energy - 4.0%
Energy Equipment & Services - 1.4%
Patterson-UTI Energy, Inc.	263,624	6,674,960
Superior Energy Services, Inc. (I)	239,337	6,368,758
		13,043,718
Oil, Gas & Consumable Fuels - 2.6%
Cobalt International Energy, Inc. (I)	187,147	3,078,568
Pioneer Natural Resources Company	50,723	9,336,583
Range Resources Corp.	143,456	12,094,775
		24,509,926
		37,553,644
Financials - 5.0%
Capital Markets - 0.4%
Artisan Partners Asset Management, Inc.	46,752	3,047,763
LPL Financial Holdings, Inc.	14,476	680,806
		3,728,569
Diversified Financial Services - 1.1%
IntercontinentalExchange Group, Inc.	37,896	8,523,568
Silver Eagle Acquisition Corp. (I)	221,100	2,211,000
		10,734,568
Insurance - 2.4%
Assured Guaranty, Ltd.	371,574	8,765,431
The Hanover Insurance Group, Inc.	121,234	7,238,882
XL Group PLC	211,527	6,735,020
		22,739,333
Real Estate Investment Trusts - 1.1%
Host Hotels & Resorts, Inc.	528,842	10,280,688
		47,483,158
Health Care - 13.7%
Biotechnology - 1.9%
Alnylam Pharmaceuticals, Inc. (I)	57,239	3,682,185

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Cubist Pharmaceuticals, Inc. (I)	60,504	$4,166,910
NPS Pharmaceuticals, Inc. (I)(L)	71,095	2,158,444
Regeneron Pharmaceuticals, Inc. (I)	28,515	7,848,469
		17,856,008
Health Care Equipment & Supplies - 2.0%
DexCom, Inc. (I)	320,057	11,333,218
HeartWare International, Inc. (I)	83,816	7,875,351
		19,208,569
Health Care Providers & Services - 3.1%
Acadia Healthcare Company, Inc. (I)(L)	182,643	8,644,493
Catamaran Corp. (I)	260,579	12,372,291
Team Health Holdings, Inc. (I)	174,242	7,936,723
		28,953,507
Life Sciences Tools & Services - 1.8%
Covance, Inc. (I)	107,368	9,454,826
Illumina, Inc. (I)	68,079	7,530,899
		16,985,725
Pharmaceuticals - 4.9%
Actavis PLC (I)	111,382	18,712,176
Forest Laboratories, Inc. (I)	201,544	12,098,686
Ono Pharmaceutical Company, Ltd.	95,310	8,354,444
Salix Pharmaceuticals, Ltd. (I)	79,518	7,151,849
		46,317,155
		129,320,964
Industrials - 15.5%
Aerospace & Defense - 2.2%
DigitalGlobe, Inc. (I)	495,643	20,395,709
Airlines - 1.0%
Spirit Airlines, Inc. (I)	199,982	9,081,183
Building Products - 2.6%
Armstrong World Industries, Inc. (I)	228,527	13,165,440
Owens Corning (I)	285,070	11,608,050
		24,773,490
Commercial Services & Supplies - 3.0%
Clean Harbors, Inc. (I)(L)	121,878	7,307,805
Platform Acquisition Holdings, Ltd. (I)	719,366	10,071,124
The ADT Corp. (L)	264,803	10,716,577
		28,095,506
Construction & Engineering - 0.5%
KBR, Inc.	143,896	4,588,843
Machinery - 1.0%
Pall Corp.	112,940	9,639,429
Professional Services - 1.4%
IHS, Inc., Class A (I)	114,025	13,648,793
Road & Rail - 1.1%
Hertz Global Holdings, Inc. (I)	361,267	10,339,462
Trading Companies & Distributors - 2.7%
HD Supply Holdings, Inc. (I)	509,761	12,239,362
WESCO International, Inc. (I)(L)	140,971	12,838,229
		25,077,591
		145,640,006
Information Technology - 27.2%
Communications Equipment - 0.8%
Palo Alto Networks, Inc. (I)(L)	127,800	7,344,666

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Peripherals - 0.9%
SanDisk Corp.	129,031	$9,101,847
Internet Software & Services - 11.6%
Akamai Technologies, Inc. (I)(L)	252,827	11,928,378
Angie’s List, Inc. (I)(L)	564,102	8,546,145
Bankrate, Inc. (I)	656,963	11,785,916
Cornerstone OnDemand, Inc. (I)	191,675	10,223,945
CoStar Group, Inc. (I)	38,300	7,069,414
Demandware, Inc. (I)	84,137	5,394,864
LinkedIn Corp., Class A (I)	63,693	13,810,553
OpenTable, Inc. (I)(L)	115,153	9,139,694
Pandora Media, Inc. (I)(L)	233,369	6,207,615
Shutterstock, Inc. (I)(L)	90,434	7,562,995
Trulia, Inc. (I)(L)	272,205	9,600,670
Zillow, Inc., Class A (I)(L)	97,572	7,974,560
		109,244,749
IT Services - 0.6%
Acxiom Corp. (I)	170,803	6,316,295
Semiconductors & Semiconductor Equipment - 2.1%
NXP Semiconductor NV (I)	317,006	14,560,086
SunEdison, Inc. (I)	381,818	4,982,725
		19,542,811
Software - 11.2%
Activision Blizzard, Inc.	642,349	11,453,083
Autodesk, Inc. (I)	418,226	21,049,315
Cadence Design Systems, Inc. (I)(L)	1,120,130	15,704,223
Concur Technologies, Inc. (I)(L)	139,740	14,418,373
FleetMatics Group PLC (I)(L)	290,942	12,583,242
NetSuite, Inc. (I)	1,621	166,995
ServiceNow, Inc. (I)(L)	91,003	5,097,078
Solera Holdings, Inc.	122,877	8,694,777
Splunk, Inc. (I)	65,756	4,515,465
Tableau Software, Inc., Class A (I)	85,483	5,892,343
Tyler Technologies, Inc. (I)	55,950	5,714,174
		105,289,068
		256,839,436
Materials - 2.1%
Containers & Packaging - 0.8%
Rock-Tenn Company, Class A	67,395	7,077,149
Paper & Forest Products - 1.3%
KapStone Paper and Packaging Corp. (I)	99,026	5,531,592
Louisiana-Pacific Corp. (I)	380,068	7,035,059
		12,566,651
		19,643,800
TOTAL COMMON STOCKS (Cost $760,104,249)		$939,840,824

WARRANTS - 0.0%
Platform Acquisition Holdings, Ltd.
(Expiration Date: 07/31/2020; Strike
Price: $11.50) (I)	308,302	256,918
TOTAL WARRANTS (Cost $3,083)		$256,918

SECURITIES LENDING COLLATERAL - 16.0%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	15,088,738	150,997,532
TOTAL SECURITIES LENDING
COLLATERAL (Cost $151,005,893)		$150,997,532

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreement - 0.5%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2013 at 0.030% to
be repurchased at $4,300,007 on
01/02/2014, collateralized by $4,050,384
Government National Mortgage Association,
4.000% - 4.500% due 01/15/2041 -
12/20/2043 (valued at $4,386,000,
including interest)	$4,300,000	$4,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,300,000)		$4,300,000
Total Investments (Mid Cap Stock Trust)
(Cost $915,413,225) - 116.2%		$1,095,395,274
Other assets and liabilities, net - (16.2%)		(152,834,754)
TOTAL NET ASSETS - 100.0%		$942,560,520

Mid Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.2%
Consumer Discretionary - 9.9%
Auto Components - 0.7%
Visteon Corp. (I)	87,000	$7,124,430
Diversified Consumer Services - 1.3%
Apollo Education Group, Inc. (I)	27,000	737,640
Graham Holdings Company	10,600	7,031,192
Houghton Mifflin Harcourt Company (I)	78,400	1,329,664
Strayer Education, Inc. (I)(L)	100,005	3,447,171
		12,545,667
Hotels, Restaurants & Leisure - 0.4%
Aramark Holdings Corp. (I)	75,400	1,976,988
International Game Technology	105,400	1,914,064
		3,891,052
Leisure Equipment & Products - 1.7%
Hasbro, Inc.	66,300	3,647,163
Mattel, Inc.	224,000	10,657,920
Sankyo Company, Ltd.	48,700	2,246,098
		16,551,181
Media - 3.1%
Cablevision Systems Corp., Class A (L)	619,200	11,102,256
Charter Communications, Inc., Class A (I)	32,400	4,431,024
DreamWorks Animation
SKG, Inc., Class A (I)	163,200	5,793,600
News Corp., Class A (I)	296,300	5,339,326
Scholastic Corp. (L)	57,824	1,966,594
Tribune Company (I)	20,200	1,563,480
		30,196,280
Multiline Retail - 1.1%
Kohl’s Corp.	182,400	10,351,200
Specialty Retail - 1.4%
Abercrombie & Fitch Company, Class A (L)	97,900	3,221,889
CarMax, Inc. (I)	83,500	3,926,170
The Gap, Inc.	156,800	6,127,744
		13,275,803

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	25,600	$1,436,928
		95,372,541
Consumer Staples - 9.0%
Beverages - 0.5%
Beam, Inc.	33,700	2,293,622
Brown-Forman Corp., Class B	35,600	2,690,292
		4,983,914
Food & Staples Retailing - 2.4%
Sysco Corp.	330,400	11,927,440
The Kroger Company	275,000	10,870,750
		22,798,190
Food Products - 4.3%
Archer-Daniels-Midland Company	299,300	12,989,620
Bunge, Ltd.	128,900	10,583,979
Flowers Foods, Inc.	268,200	5,758,254
Kellogg Company	101,400	6,192,498
McCormick & Company, Inc. (L)	74,300	5,120,756
Tootsie Roll Industries, Inc. (L)	28,040	912,422
		41,557,529
Household Products - 0.5%
The Clorox Company	53,100	4,925,556
Personal Products - 1.3%
Avon Products, Inc.	720,900	12,413,898
		86,679,087
Energy - 9.3%
Energy Equipment & Services - 2.2%
Exterran Holdings, Inc. (I)	576,422	19,713,632
SEACOR Holdings, Inc. (I)(L)	19,600	1,787,520
		21,501,152
Oil, Gas & Consumable Fuels - 7.1%
CONSOL Energy, Inc.	370,747	14,103,216
Hess Corp.	182,400	15,139,200
PBF Energy, Inc. (L)	194,207	6,109,752
Talisman Energy, Inc.	1,209,300	14,059,642
Valero Energy Corp.	97,600	4,919,040
WPX Energy, Inc. (I)(L)	696,100	14,186,518
		68,517,368
		90,018,520
Financials - 26.8%
Capital Markets - 8.1%
E*TRADE Financial Corp. (I)	1,156,644	22,716,488
Lazard, Ltd., Class A	485,500	22,002,860
Legg Mason, Inc. (L)	249,700	10,856,956
Northern Trust Corp.	355,200	21,983,328
		77,559,632
Commercial Banks - 4.8%
CIT Group, Inc.	312,500	16,290,625
Commerce Bancshares, Inc.	76,196	3,421,980
First Horizon National Corp.	1,008,449	11,748,431
SunTrust Banks, Inc.	209,300	7,704,333
WestAmerica Bancorp. (L)	124,300	7,017,978
		46,183,347
Consumer Finance - 0.3%
Ally Financial Inc. (I)	387	2,873,475

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services - 0.1%
Groupe Bruxelles Lambert SA	11,167	$1,025,813
Insurance - 8.9%
CNA Financial Corp.	235,100	10,083,439
Enstar Group, Ltd. (I)	11,438	1,588,853
Fidelity National Financial, Inc., Class A	284,500	9,232,025
First American Financial Corp.	465,200	13,118,640
Kemper Corp.	189,954	7,765,320
Loews Corp.	144,400	6,965,856
Marsh & McLennan Companies, Inc.	337,600	16,326,336
OneBeacon Insurance Group, Ltd., Class A	120,935	1,913,192
The Progressive Corp.	234,300	6,389,361
White Mountains Insurance Group, Ltd.	21,100	12,724,988
		86,108,010
Real Estate Investment Trusts - 3.5%
AvalonBay Communities, Inc.	27,800	3,286,794
Rayonier, Inc.	115,100	4,845,710
Vornado Realty Trust	77,100	6,845,709
Washington Real Estate Investment Trust	152,400	3,560,064
Weingarten Realty Investors	175,400	4,809,468
Weyerhaeuser Company	328,536	10,371,882
		33,719,627
Real Estate Management & Development - 0.5%
The St. Joe Company (I)(L)	221,317	4,247,073
Thrifts & Mortgage Finance - 0.6%
Capitol Federal Financial, Inc.	505,398	6,120,370
		257,837,347
Health Care - 8.0%
Health Care Equipment & Supplies - 0.1%
Zimmer Holdings, Inc.	13,500	1,258,065
Health Care Providers & Services - 3.5%
HealthSouth Corp. (L)	203,370	6,776,288
Humana, Inc.	43,300	4,469,426
Kindred Healthcare, Inc.	233,600	4,611,264
Quest Diagnostics, Inc. (L)	137,400	7,356,396
Select Medical Holdings Corp.	547,088	6,351,692
Tenet Healthcare Corp. (I)	102,300	4,308,876
		33,873,942
Life Sciences Tools & Services - 1.3%
Life Technologies Corp. (I)	162,300	12,302,340
Pharmaceuticals - 3.1%
Forest Laboratories, Inc. (I)	119,100	7,149,573
Hospira, Inc. (I)	413,400	17,065,152
Mallinckrodt PLC (I)(L)	107,100	5,597,046
		29,811,771
		77,246,118
Industrials - 10.0%
Aerospace & Defense - 2.4%
Textron, Inc.	621,200	22,835,312
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	148,300	8,651,822
Airlines - 2.1%
Southwest Airlines Company	1,055,800	19,891,272
Building Products - 0.2%
Allegion Plc (I)	49,966	2,207,998
Commercial Services & Supplies - 1.1%
Cintas Corp. (L)	177,000	10,547,430

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery - 1.6%
Harsco Corp.	217,900	$6,107,737
Ingersoll-Rand PLC	89,500	5,513,200
Xylem, Inc.	121,100	4,190,060
		15,810,997
Professional Services - 1.7%
ManpowerGroup, Inc.	190,000	16,313,400
		96,258,231
Information Technology - 6.0%
Communications Equipment - 0.5%
ADTRAN, Inc.	190,400	5,142,704
Electronic Equipment, Instruments & Components - 0.4%
AVX Corp.	187,200	2,607,696
Dolby Laboratories, Inc., Class A (I)(L)	29,500	1,137,520
		3,745,216
IT Services - 1.2%
Automatic Data Processing, Inc.	12,400	1,002,044
CoreLogic, Inc. (I)	152,300	5,411,219
Lender Processing Services, Inc.	126,700	4,736,046
		11,149,309
Semiconductors & Semiconductor Equipment - 3.6%
Applied Materials, Inc.	1,020,200	18,047,338
ASML Holding NV, ADR (L)	34,723	3,253,545
Broadcom Corp., Class A	349,900	10,374,535
ON Semiconductor Corp. (I)	388,800	3,203,712
		34,879,130
Software - 0.3%
FactSet Research Systems, Inc. (L)	29,300	3,181,394
		58,097,753
Materials - 8.5%
Chemicals - 2.3%
Celanese Corp., Series A	98,800	5,464,628
International Flavors & Fragrances, Inc.	75,000	6,448,500
The Scotts Miracle-Gro Company, Class A (L)	164,300	10,222,746
		22,135,874
Construction Materials - 1.3%
Vulcan Materials Company	202,207	12,015,140
Containers & Packaging - 2.7%
MeadWestvaco Corp.	316,200	11,677,266
Packaging Corp. of America	229,100	14,497,448
		26,174,714
Metals & Mining - 2.0%
Franco-Nevada Corp. (L)	161,900	6,597,930
Gold Fields, Ltd., ADR (I)	1,056,400	3,380,480
Lonmin PLC (I)(L)	495,661	2,541,052
Newmont Mining Corp.	295,000	6,793,850
Nucor Corp.	4,800	256,224
		19,569,536
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp. (I)	100,600	1,862,106
		81,757,370
Telecommunication Services - 0.8%
Wireless Telecommunication Services - 0.8%
Telephone & Data Systems, Inc.	306,536	7,902,498

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Utilities - 7.9%
Electric Utilities - 3.9%
American Electric Power Company, Inc.	153,000	$7,151,220
Duke Energy Corp.	44,833	3,093,925
FirstEnergy Corp.	420,111	13,855,261
Pepco Holdings, Inc.	130,500	2,496,465
PPL Corp.	353,800	10,645,842
		37,242,713
Independent Power Producers & Energy Traders - 3.4%
Calpine Corp. (I)	374,100	7,298,691
Dynegy, Inc. (I)(L)	329,500	7,090,840
NRG Energy, Inc.	657,605	18,886,416
		33,275,947
Multi-Utilities - 0.6%
NiSource, Inc.	172,000	5,655,360
		76,174,020
TOTAL COMMON STOCKS (Cost $701,795,873)		$927,343,485

PREFERRED SECURITIES - 0.0%
Financials - 0.0%
Weyerhaeuser Company, 6.375%	6,600	369,864
TOTAL PREFERRED SECURITIES (Cost $330,000)		$369,864

CONVERTIBLE BONDS - 0.6%
Financials - 0.1%
Radian Group, Inc. 2.250%, 03/01/2019	$659,000	$966,259
Materials - 0.5%
Alcoa, Inc. 5.250%, 03/15/2014	3,052,000	5,054,875
TOTAL CONVERTIBLE BONDS (Cost $5,294,166)		$6,021,134

SECURITIES LENDING COLLATERAL - 6.4%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	6,183,282	61,877,960
TOTAL SECURITIES LENDING
COLLATERAL (Cost $61,881,859)		$61,877,960

SHORT-TERM INVESTMENTS - 2.8%
Money Market Funds - 2.8%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	1,112,497	1,112,497
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	25,560,803	25,560,803
		26,673,300
TOTAL SHORT-TERM INVESTMENTS (Cost $26,673,300)		$26,673,300
Total Investments (Mid Value Trust)
(Cost $795,975,198) - 106.0%		$1,022,285,743
Other assets and liabilities, net - (6.0%)		(57,840,328)
TOTAL NET ASSETS - 100.0%		$964,445,415

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mutual Shares Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 88.3%
Consumer Discretionary - 9.0%
Auto Components - 0.4%
Fiat SpA (I)	242,845	$2,774,892
Automobiles - 1.2%
General Motors Company (I)	200,720	8,203,426
Media - 6.7%
British Sky Broadcasting Group PLC	48,524	678,809
CBS Corp., Class B	113,697	7,247,047
Comcast Corp., Special Class A	37,717	1,881,324
Reed Elsevier PLC	725,500	10,819,822
Time Warner Cable, Inc.	65,310	8,849,505
Tribune Company (I)	33,131	2,564,339
Tribune Company, Class B (I)	20,315	1,546,784
Twenty-First Century Fox, Inc., Class B	368,446	12,748,232
		46,335,862
Multiline Retail - 0.7%
Kohl’s Corp.	92,220	5,233,485
		62,547,665
Consumer Staples - 12.5%
Beverages - 1.7%
Coca-Cola Enterprises, Inc.	122,107	5,388,582
Dr. Pepper Snapple Group, Inc.	82,233	4,006,392
Pernod-Ricard SA	21,581	2,458,748
		11,853,722
Food & Staples Retailing - 5.0%
CVS Caremark Corp.	155,244	11,110,813
Tesco PLC	1,214,660	6,745,411
The Kroger Company	231,494	9,150,958
Walgreen Company	130,783	7,512,176
		34,519,358
Personal Products - 0.7%
Avon Products, Inc.	289,100	4,978,302
Tobacco - 5.1%
Altria Group, Inc.	172,191	6,610,412
British American Tobacco PLC	210,816	11,315,355
Imperial Tobacco Group PLC	164,870	6,391,697
Lorillard, Inc.	142,615	7,227,728
Philip Morris International, Inc.	42,024	3,661,551
		35,206,743
		86,558,125
Energy - 11.5%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	141,396	7,813,543
Ensco PLC, Class A	50,628	2,894,909
Transocean, Ltd.	132,650	6,555,563
		17,264,015
Oil, Gas & Consumable Fuels - 9.0%
Apache Corp.	126,450	10,867,113
BG Group PLC	266,560	5,735,931
BP PLC	700,723	5,678,738
CONSOL Energy, Inc.	168,536	6,411,109
Marathon Oil Corp.	298,672	10,543,122
Murphy Oil Corp.	72,910	4,730,401
Petroleo Brasileiro SA, ADR	202,360	2,788,521
Royal Dutch Shell PLC, A Shares	308,679	11,020,687
Talisman Energy, Inc.	303,167	3,531,896
Talisman Energy, Inc.	26,740	310,886

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc. (I)	54,372	$1,108,101
		62,726,505
		79,990,520
Financials - 20.1%
Capital Markets - 0.6%
China Cinda Asset Management
Company, Ltd., H Shares (I)	316,159	196,521
Morgan Stanley	128,392	4,026,373
		4,222,894
Commercial Banks - 5.2%
Bond Street Holdings LLC, Class A (I)(S)	60,504	1,013,442
CIT Group, Inc.	97,375	5,076,159
Columbia Banking System, Inc. (L)	21,477	590,832
Guaranty Bancorp	4,385	61,609
KB Financial Group, Inc.	107,686	4,352,655
PNC Financial Services Group, Inc.	148,704	11,536,456
Societe Generale SA	55,941	3,252,994
SunTrust Banks, Inc.	161,830	5,956,962
Wells Fargo & Company	97,150	4,410,610
		36,251,719
Diversified Financial Services - 3.9%
Citigroup, Inc.	149,915	7,812,071
Deutsche Boerse AG	50,441	4,180,243
ING Groep NV	460,189	6,428,161
JPMorgan Chase & Company	153,240	8,961,475
		27,381,950
Insurance - 8.9%
ACE, Ltd.	104,562	10,825,304
Aegon NV	556,660	5,275,202
Alleghany Corp. (I)	16,794	6,716,928
American International Group, Inc.	292,435	14,928,807
MetLife, Inc.	128,550	6,931,416
White Mountains Insurance Group, Ltd.	20,381	12,291,373
Zurich Insurance Group AG (I)	15,579	4,518,906
		61,487,936
Real Estate Investment Trusts - 0.6%
Alexander’s, Inc.	13,593	4,485,690
Real Estate Management & Development - 0.9%
Brookfield Office Properties Corp.	88,133	1,696,560
Canary Wharf Group PLC (I)	555,649	2,871,659
Forestar Group, Inc. (I)(L)	64,569	1,373,383
		5,941,602
		139,771,791
Health Care - 10.5%
Health Care Equipment & Supplies - 2.4%
Medtronic, Inc.	235,265	13,501,858
Stryker Corp.	39,244	2,948,794
		16,450,652
Health Care Providers & Services - 2.7%
Cigna Corp.	150,531	13,168,452
UnitedHealth Group, Inc.	7,616	573,485
WellPoint, Inc.	53,141	4,909,697
		18,651,634
Pharmaceuticals - 5.4%
Eli Lilly & Company	83,702	4,268,802
Hospira, Inc. (I)	72,063	2,974,761

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Merck & Company, Inc.	389,650	$19,501,983
Teva Pharmaceutical Industries, Ltd., ADR	269,676	10,808,614
		37,554,160
		72,656,446
Industrials - 4.1%
Aerospace & Defense - 1.1%
Huntington Ingalls Industries, Inc.	85,254	7,673,713
Machinery - 1.7%
Caterpillar, Inc.	47,598	4,322,374
CNH Industrial NV (I)	167,467	1,913,576
Federal Signal Corp. (I)	140,014	2,051,205
Stanley Black & Decker, Inc.	40,226	3,245,836
		11,532,991
Marine - 1.3%
A.P. Moeller Maersk A/S, Series B	857	9,274,414
		28,481,118
Information Technology - 10.9%
Communications Equipment - 1.2%
Cisco Systems, Inc.	362,110	8,129,370
Computers & Peripherals - 3.3%
Apple, Inc.	28,740	16,126,301
Hewlett-Packard Company	236,032	6,604,175
		22,730,476
Electronic Equipment, Instruments & Components - 0.5%
TE Connectivity, Ltd.	62,338	3,435,447
Office Electronics - 1.4%
Xerox Corp.	831,744	10,122,324
Semiconductors & Semiconductor Equipment - 0.7%
Samsung Electronics Company, Ltd.	3,912	5,097,520
Software - 3.8%
Microsoft Corp.	472,886	17,700,123
Symantec Corp.	365,123	8,609,600
		26,309,723
		75,824,860
Materials - 5.1%
Containers & Packaging - 0.8%
MeadWestvaco Corp.	146,771	5,420,253
Metals & Mining - 2.6%
Anglo American PLC	176,080	3,853,566
Freeport-McMoRan Copper & Gold, Inc.	259,336	9,787,341
ThyssenKrupp AG (I)	192,911	4,704,147
		18,345,054
Paper & Forest Products - 1.7%
Domtar Corp.	25,220	2,379,255
International Paper Company	191,142	9,371,692
		11,750,947
		35,516,254
Telecommunication Services - 2.4%
Wireless Telecommunication Services - 2.4%
Vodafone Group PLC	4,210,524	16,577,632
Utilities - 2.2%
Electric Utilities - 0.9%
Entergy Corp.	39,973	2,529,092

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
Exelon Corp.	128,775	$3,527,147
		6,056,239
Independent Power Producers & Energy Traders - 0.8%
NRG Energy, Inc.	192,854	5,538,767
Multi-Utilities - 0.5%
GDF Suez	141,550	3,329,173
		14,924,179
TOTAL COMMON STOCKS (Cost $451,415,756)		$612,848,590

CORPORATE BONDS - 2.7%
Consumer Discretionary - 0.6%
Clear Channel Communications, Inc.
9.000%, 12/15/2019	$3,977,000	$4,056,540
Tropicana Entertainment LLC
9.625%, 12/15/2014 (H)	1,180,000	0
		4,056,540
Energy - 0.4%
NGPL PipeCo LLC
7.119%, 12/15/2017 (S)	1,287,000	1,164,735
9.625%, 06/01/2019 (S)	1,911,000	1,868,003
		3,032,738
Industrials - 0.5%
American Airlines, Inc.
7.500%, 03/15/2016 (H)(S)	3,817,000	3,960,138
Information Technology - 0.6%
Avaya, Inc.
7.000%, 04/01/2019 (S)	1,707,000	1,672,860
10.500%, 03/01/2021 (S)	2,412,000	2,327,580
		4,000,440
Telecommunication Services - 0.1%
Wind Acquisition Finance SA
11.750%, 07/15/2017 (S)	329,000	480,947
11.750%, 07/15/2017 (S)	113,000	120,204
		601,151
Utilities - 0.5%
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (S)	4,128,000	3,034,080
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015	3,941,000	246,313
		3,280,393
TOTAL CORPORATE BONDS (Cost $19,950,154)		$18,931,400

TERM LOANS (M) - 3.0%
Consumer Discretionary - 1.8%
Caesars Entertainment
Operating Company, Inc.
4.488%, 01/26/2018	451,000	424,410
5.488%, 01/26/2018	2,151,000	2,050,172
Cengage Learning
Acquisitions, Inc., 0.000%, 07/03/2014 (H)	2,558,004	1,995,243
Clear Channel Communications, Inc.
3.819%, 01/29/2016	70,064	67,753
6.919%, 01/30/2019	4,025,467	3,840,968
7.664%, 07/30/2019	1,293,886	1,273,669

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value

TERM LOANS (M) (continued)
Consumer Discretionary (continued)
JC Penney Corp., Inc.
6.000%, 05/22/2018	$2,914,971	$2,843,312
		12,495,527
Energy - 0.0%
NGPL PipeCo LLC
6.750%, 09/15/2017	113,686	105,764
Information Technology - 0.5%
Avaya, Inc.
4.736%, 10/26/2017	2,574,534	2,508,561
8.000%, 03/30/2018	628,498	635,569
		3,144,130
Utilities - 0.7%
Texas Competitive Electric Holdings
Company LLC
4.730%, 10/10/2017	7,466,240	5,129,307
TOTAL TERM LOANS (Cost $21,903,755)		$20,874,728

PURCHASED OPTIONS - 0.1%
Put Options - 0.1%
Exchange Traded Put Option on Verizon
Communications, Inc. (Expiration Date:
02/03/2014; Strike Price: $55) (I)	58,900	379,905
TOTAL PURCHASED OPTIONS (Cost $434,114)		$379,905

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	35,591	356,167
TOTAL SECURITIES LENDING
COLLATERAL (Cost $356,195)		$356,167

SHORT-TERM INVESTMENTS - 4.7%
U.S. Government - 4.7%
U.S. Treasury Bills
0.035%, 03/20/2014 *	$6,000,000	$5,999,232
0.045%, 03/06/2014 *	1,000,000	999,899
0.065%, 01/02/2014 *	6,000,000	6,000,000
0.065%, 02/20/2014 *	6,000,000	5,999,814
0.070%, 01/30/2014 *	3,600,000	3,599,957
0.070%, 02/13/2014 *	4,000,000	3,999,928
0.075%, 05/01/2014 *	4,500,000	4,499,181
0.080%, 06/26/2014 *	2,000,000	1,999,198
		33,097,209
TOTAL SHORT-TERM INVESTMENTS (Cost $33,096,469)		$33,097,209
Total Investments (Mutual Shares Trust)
(Cost $527,156,443) - 98.9%		$686,487,999
Other assets and liabilities, net - 1.1%		7,614,535
TOTAL NET ASSETS - 100.0%		$694,102,534

Natural Resources Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.1%
Energy - 51.0%
Energy Equipment & Services - 2.0%
Dril-Quip, Inc. (I)	7,017	$771,379
Halliburton Company	22,930	1,163,698
Patterson-UTI Energy, Inc.	47,084	1,192,167
		3,127,244
Oil, Gas & Consumable Fuels - 49.0%
Anadarko Petroleum Corp.	10,862	861,574
Apache Corp.	18,449	1,585,507
ARC Resources, Ltd.	70,000	1,948,600
Beach Energy, Ltd.	878,995	1,125,445
BG Group PLC	170,917	3,677,852
BP PLC, ADR	64,313	3,126,255
Cabot Oil & Gas Corp.	59,984	2,324,972
Canadian Natural Resources, Ltd.	24,270	821,147
Chevron Corp.	18,762	2,343,561
Cobalt International Energy, Inc. (I)	53,970	887,807
Concho Resources, Inc. (I)	25,515	2,755,620
CONSOL Energy, Inc.	29,358	1,116,778
Denbury Resources, Inc. (I)	173,713	2,854,105
Enbridge, Inc. (L)	54,454	2,378,551
Encana Corp. (L)	6,354	114,728
Encana Corp.	28,657	517,259
EOG Resources, Inc.	15,057	2,527,167
Exxon Mobil Corp.	5,139	520,067
Galp Energia SGPS SA	79,502	1,302,979
Imperial Oil, Ltd.	58,102	2,569,851
Kosmos Energy, Ltd. (I)	116,266	1,299,854
Laredo Petroleum, Inc. (I)	86,595	2,397,816
Marathon Petroleum Corp.	17,542	1,609,128
MEG Energy Corp. (I)	56,260	1,621,199
Noble Energy, Inc.	32,688	2,226,380
Oil Search, Ltd.	564,295	4,099,529
Ophir Energy PLC (I)	678,328	3,683,726
Painted Pony Petroleum, Ltd. (I)	61,400	401,145
Painted Pony Petroleum, Ltd.
(Toronto Exchange) (I)	41,500	271,132
PetroChina Company, Ltd., H Shares	784,000	859,460
Petroleo Brasileiro SA, ADR	108,103	1,489,659
Peyto Exploration & Development Corp.	98,606	3,017,822
Phillips 66	43,205	3,332,402
Pioneer Natural Resources Company	12,490	2,299,034
Range Resources Corp.	28,392	2,393,730
Reliance Industries, Ltd.	49,466	716,049
Reliance Industries, Ltd., GDR (London
Stock Exchange) (S)	44	1,281
Rosetta Resources, Inc. (I)	52,448	2,519,602
Salamander Energy PLC (I)	378,867	702,288
Southwestern Energy Company (I)	90,103	3,543,751
Tourmaline Oil Corp. (I)	1,800	75,745
Tullow Oil PLC	200,153	2,840,690
		76,761,247
		79,888,491
Industrials - 2.2%
Commercial Services & Supplies - 1.5%
Mineral Resources, Ltd.	218,601	2,325,986
Construction & Engineering - 0.7%
KBR, Inc.	32,500	1,036,425
		3,362,411

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Natural Resources Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
First Solar, Inc. (I)	20,845	$1,138,971
Materials - 37.8%
Chemicals - 7.8%
JSR Corp.	65,800	1,275,395
LyondellBasell Industries NV, Class A	14,524	1,165,987
Mitsui Chemicals, Inc.	394,000	952,697
Sociedad Quimica y Minera de
Chile SA, ADR	156,867	4,059,718
The Mosaic Company	99,953	4,724,778
		12,178,575
Metals & Mining - 30.0%
Allegheny Technologies, Inc.	61,863	2,204,179
Anglo American PLC	112,244	2,456,495
Antofagasta PLC	237,943	3,262,076
Barrick Gold Corp.	60,100	1,279,197
BHP Billiton PLC	127,904	3,968,847
Compass Minerals International, Inc.	29,791	2,384,770
First Quantum Minerals, Ltd.	359,200	6,472,194
Fortescue Metals Group, Ltd.	327,582	1,711,231
Goldcorp, Inc.	142,216	3,081,821
Hudbay Minerals, Inc.	143,840	1,178,050
Iluka Resources, Ltd.	364,145	2,821,775
Medusa Mining, Ltd. (I)	590,690	1,085,125
Mongolian Mining Corp. (I)	7,092,060	943,890
New Gold, Inc. (I)	577,392	3,025,534
Nippon Steel & Sumitomo Metal Corp.	465,110	1,559,888
POSCO, ADR	12,893	1,005,654
Rio Tinto PLC	95,200	5,379,717
Turquoise Hill Resources, Ltd. (I)	682,280	2,251,524
Western Areas NL (L)	434,045	923,685
		46,995,652
		59,174,227
Utilities - 2.4%
Independent Power Producers & Energy Traders - 2.4%
Calpine Corp. (I)	145,550	2,839,681
Pattern Energy Group, Inc.	28,834	873,959
		3,713,640
		3,713,640
TOTAL COMMON STOCKS (Cost $144,242,380)		$147,277,740

RIGHTS - 0.4%
Turquoise Hill Resources, Ltd. (Expiration
Date: 01/17/2014; Strike Price: $2.40) (I)	682,280	654,989
TOTAL RIGHTS (Cost $961,925)		$654,989

SECURITIES LENDING COLLATERAL - 2.0%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	314,356	3,145,856
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,145,980)		$3,145,856

Natural Resources Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 5.6%
Repurchase Agreement - 5.6%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2013 at 0.030% to
be repurchased at $500,001 on 01/02/2014,
collateralized by $493,258 Government
National Mortgage Association, 3.000% -
4.500% 01/20/2043 - 01/15/2044 (valued at
$510,000 including interest)	$500,000	$500,000
Repurchase Agreement with State Street Corp.
dated 12/31/2013 at 0.000% to be
repurchased at $8,148,000 01/02/2014,
collateralized by $8,260,000 Federal Home
Loan Mortgage Corp., 1.375% due
02/25/2014 (valued at $8,313,558,
including interest).	8,148,000	8,148,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,648,000)		$8,648,000
Total Investments (Natural Resources Trust)
(Cost $156,998,285) - 102.1%		$159,726,585
Other assets and liabilities, net - (2.1%)		(3,226,069)
TOTAL NET ASSETS - 100.0%		$156,500,516

Real Estate Securities Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.9%
Financials - 98.9%
Real Estate Investment Trusts - 98.9%
Diversified REITs - 9.9%
Duke Realty Corp.	623,909	$9,383,590
Select Income REIT	192,725	5,153,467
Spirit Realty Capital, Inc.	592,009	5,819,448
Vornado Realty Trust	177,030	15,718,494
		36,074,999
Industrial REITs - 5.5%
DCT Industrial Trust, Inc.	1,151,807	8,212,384
Prologis, Inc.	324,051	11,973,684
		20,186,068
Office REITs - 13.7%
Alexandria Real Estate Equities, Inc.	56,983	3,625,258
Boston Properties, Inc.	184,591	18,527,399
Douglas Emmett, Inc.	447,594	10,424,464
DuPont Fabros Technology, Inc.	176,999	4,373,645
Mack-Cali Realty Corp.	84,084	1,806,124
Piedmont Office Realty Trust, Inc., Class A	217,943	3,600,418
SL Green Realty Corp.	84,189	7,777,380
		50,134,688
Residential REITs - 15.9%
American Campus Communities, Inc.	112,765	3,632,161
AvalonBay Communities, Inc.	138,735	16,402,639
BRE Properties, Inc.	73,901	4,043,124
Camden Property Trust	145,311	8,265,290
Education Realty Trust, Inc.	4,759	41,974
Equity Lifestyle Properties, Inc.	56,724	2,055,111
Equity Residential	358,626	18,601,931
Essex Property Trust, Inc.	29,378	4,216,037

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Residential REITs (continued)
Post Properties, Inc.	16,033	$725,173
		57,983,440
Retail REITs - 28.0%
Acadia Realty Trust	126,658	3,144,918
CBL & Associates Properties, Inc.	159,101	2,857,454
Federal Realty Investment Trust	76,686	7,776,727
General Growth Properties, Inc.	471,037	9,453,713
Glimcher Realty Trust	365,910	3,424,918
Kite Realty Group Trust	388,929	2,555,264
National Retail Properties, Inc.	238,169	7,223,666
Realty Income Corp.	206,435	7,706,219
Regency Centers Corp.	148,832	6,890,922
Retail Properties of America, Inc., Class A	394,752	5,021,245
Simon Property Group, Inc.	250,123	38,058,716
Taubman Centers, Inc.	56,812	3,631,423
Weingarten Realty Investors	169,189	4,639,162
		102,384,347
Specialized REITs - 25.9%
Chesapeake Lodging Trust	122,829	3,106,345
CubeSmart	183,663	2,927,588
DiamondRock Hospitality Company	397,056	4,585,997
HCP, Inc.	169,029	6,139,133
Health Care REIT, Inc.	128,631	6,890,763
Healthcare Realty Trust, Inc.	240,476	5,124,544
Host Hotels & Resorts, Inc.	518,301	10,075,771
LaSalle Hotel Properties	194,078	5,989,247
LTC Properties, Inc.	80,107	2,834,987
Public Storage	118,024	17,764,972
Sabra Health Care REIT, Inc.	81,229	2,123,326
Sunstone Hotel Investors, Inc.	419,455	5,620,696
Ventas, Inc.	374,270	21,438,186
		94,621,555
TOTAL COMMON STOCKS (Cost $366,545,336)		$361,385,097

SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreement - 1.7%
Repurchase Agreement with State Street Corp.
dated 12/31/2013 at 0.000% to be
repurchased at $6,231,000 on 01/02/2014,
collateralized by $6,320,000 Federal Farm
Credit Bank, 1.125% due 02/27/2014
(valued at $6,359,500, including interest)	$6,231,000	$6,231,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,231,000)		$6,231,000
Total Investments (Real Estate Securities Trust)
(Cost $372,776,336) - 100.6%		$367,616,097
Other assets and liabilities, net - (0.6%)		(2,093,963)
TOTAL NET ASSETS - 100.0%		$365,522,134

Science & Technology Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 92.5%
Consumer Discretionary - 10.5%
Automobiles - 1.6%
Tesla Motors, Inc. (I)(L)	45,155	$6,790,404

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
Toyota Motor Corp., ADR (L)	699	$85,222
		6,875,626
Household Durables - 0.6%
Harman International Industries, Inc.	11,695	957,236
iRobot Corp. (I)(L)	46,000	1,599,420
		2,556,656
Internet & Catalog Retail - 7.9%
Amazon.com, Inc. (I)	43,615	17,393,226
Ctrip.com International, Ltd., ADR (I)(L)	46,775	2,320,976
Netflix, Inc. (I)	9,630	3,545,477
priceline.com, Inc. (I)	7,770	9,031,848
Rakuten, Inc.	128,900	1,923,629
Vipshop Holdings, Ltd., ADR (I)	6,400	535,552
zulily, Inc., Class A (I)(L)	8,505	352,362
		35,103,070
Media - 0.4%
Twenty-First Century Fox, Inc., Class A	55,200	1,941,936
		46,477,288
Consumer Staples - 0.0%
Food & Staples Retailing - 0.0%
GrubHub, Inc. (I)(R)	19,603	167,370
Health Care - 1.2%
Health Care Equipment & Supplies - 0.4%
Stryker Corp.	21,100	1,585,454
Health Care Technology - 0.0%
Veeva Systems, Inc., Class A (I)(L)	2,800	89,880
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	25,500	1,458,345
Pharmaceuticals - 0.5%
Hospira, Inc. (I)	55,200	2,278,656
		5,412,335
Industrials - 0.2%
Construction & Engineering - 0.2%
Quanta Services, Inc. (I)	24,370	769,117
Information Technology - 80.3%
Communications Equipment - 8.1%
Alcatel-Lucent, ADR	1,466,033	6,450,545
Aruba Networks, Inc. (I)(L)	283,820	5,080,378
Cisco Systems, Inc.	471,740	10,590,563
F5 Networks, Inc. (I)	15,700	1,426,502
JDS Uniphase Corp. (I)	112,600	1,461,548
Juniper Networks, Inc. (I)	39,952	901,717
QUALCOMM, Inc.	133,150	9,886,388
		35,797,641
Computers & Peripherals - 10.4%
Apple, Inc.	28,175	15,809,274
Dell, Inc.	458,900	6,309,875
Lenovo Group, Ltd.	2,655,000	3,236,503
NEC Corp.	16,000	36,115
SanDisk Corp.	77,615	5,474,962
Seagate Technology PLC	93,955	5,276,513
Western Digital Corp.	119,300	10,009,270
		46,152,512
Electronic Equipment, Instruments & Components - 3.0%
Hirose Electric Company, Ltd.	9,400	1,339,982
IPG Photonics Corp. (I)(L)	40,900	3,174,249

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Keyence Corp.	3,100	$1,327,373
Murata Manufacturing Company, Ltd.	7,800	693,680
National Instruments Corp.	33,000	1,056,660
Omron Corp.	23,600	1,042,961
RealD, Inc. (I)(L)	217,600	1,858,304
Trimble Navigation, Ltd. (I)	81,000	2,810,700
		13,303,909
Internet Software & Services - 20.8%
Akamai Technologies, Inc. (I)	56,200	2,651,516
Angie’s List, Inc. (I)(L)	51,416	778,952
Autohome, Inc., ADR (I)(L)	950	34,761
Baidu, Inc., ADR (I)	36,550	6,501,514
Dropbox, Inc. (I)(R)	7,441	95,468
Equinix, Inc. (I)	21,500	3,815,175
Facebook, Inc., Class A	207,425	11,337,851
Google, Inc., Class A (I)	23,810	26,684,105
LinkedIn Corp., Class A (I)	8,600	1,864,738
NAVER Corp.	1,288	887,596
NetEase.com, Inc., ADR (L)	50,170	3,943,362
Pandora Media, Inc. (I)	24,210	643,986
RealNetworks, Inc. (I)	53,500	403,925
Renren, Inc., ADR (I)(L)	745	2,272
SINA Corp. (I)	61,125	5,149,781
SouFun Holdings, Ltd., ADR (L)	60,450	4,981,685
Tencent Holdings, Ltd.	63,500	4,060,810
Twitter, Inc. (I)(R)	125,031	7,376,636
Twitter, Inc. (I)(L)	6,800	432,820
VeriSign, Inc. (I)(L)	60,100	3,592,778
Yahoo!, Inc. (I)	81,920	3,312,845
Yandex NV, Class A (I)	29,765	1,284,360
Yelp, Inc. (I)	36,280	2,501,506
Youku Tudou, Inc., Class A (I)	10	17
		92,338,459
IT Services - 4.2%
Accenture PLC, Class A	32,800	2,696,816
AtoS	9,790	887,010
Automatic Data Processing, Inc.	3,165	255,764
Computer Sciences Corp.	18,500	1,033,780
Fiserv, Inc. (I)	22,140	1,307,367
MasterCard, Inc., Class A	7,160	5,981,894
The Western Union Company	53,880	929,430
Visa, Inc., Class A	24,135	5,374,382
		18,466,443
Semiconductors & Semiconductor Equipment - 17.8%
Altera Corp.	174,900	5,689,497
Analog Devices, Inc.	5,120	260,762
Applied Materials, Inc.	396,155	7,007,982
ARM Holdings PLC, ADR (L)	58,000	3,174,920
Atmel Corp. (I)	369,800	2,895,534
Avago Technologies, Ltd.	127,930	6,766,218
Broadcom Corp., Class A	46,000	1,363,900
First Solar, Inc. (I)	21,300	1,163,832
Infineon Technologies AG	178,279	1,904,289
Intel Corp.	166,000	4,309,360
Intersil Corp., Class A	33,500	384,245
Lam Research Corp. (I)	67,115	3,654,412
Marvell Technology Group, Ltd.	83,900	1,206,482
MediaTek, Inc.	300,000	4,471,464
Mellanox Technologies, Ltd. (I)(L)	104,000	4,156,880
Micron Technology, Inc. (I)	252,390	5,492,006

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment(continued)
NXP Semiconductor NV (I)	107,450	$4,935,179
ON Semiconductor Corp. (I)	549,500	4,527,880
Semtech Corp. (I)	72,500	1,832,800
SK Hynix, Inc. (I)	24,570	859,399
STR Holdings, Inc. (I)	195,300	306,621
SunPower Corp. (I)(L)	72,450	2,159,735
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,467,000	5,179,914
Taiwan Semiconductor Manufacturing
Company, Ltd., ADR (L)	115,625	2,016,500
Texas Instruments, Inc.	67,040	2,943,726
		78,663,537
Software - 16.0%
Activision Blizzard, Inc.	56,243	1,002,813
Adobe Systems, Inc. (I)	36,995	2,215,261
Aspen Technology, Inc. (I)	93,305	3,900,149
Autodesk, Inc. (I)	151,777	7,638,936
Check Point Software Technologies, Ltd. (I)	54,100	3,490,532
Citrix Systems, Inc. (I)	70,500	4,459,125
Electronic Arts, Inc. (I)	23,386	536,475
FireEye, Inc. (I)(L)	2,400	104,664
Intuit, Inc.	15,985	1,219,975
Microsoft Corp.	472,780	17,696,155
Nintendo Company, Ltd.	5,100	682,653
Oracle Corp.	59,900	2,291,774
Red Hat, Inc. (I)	167,600	9,392,304
Salesforce.com, Inc. (I)	137,220	7,573,172
ServiceNow, Inc. (I)(L)	122,039	6,835,404
Workday, Inc., Class A (I)	22,430	1,865,279
		70,904,671
		355,627,172
Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.3%
China Unicom Hong Kong, Ltd.	910,000	1,365,444
TOTAL COMMON STOCKS (Cost $314,933,257)		$409,818,726

PREFERRED SECURITIES - 0.4%
Information Technology - 0.4%
Internet Software & Services - 0.4%
Coupon.com, Inc. (I)(R)	85,758	497,396
Dropbox, Inc., Series A (I)(R)	9,241	118,562
Dropbox, Inc., Series A1 (I)(R)	89,006	1,141,947
TOTAL PREFERRED SECURITIES (Cost $1,360,146)		$1,757,905

SECURITIES LENDING COLLATERAL - 6.7%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,962,753	29,649,161
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,650,455)		$29,649,161

SHORT-TERM INVESTMENTS - 7.1%
Money Market Funds - 5.1%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	$1,668,476	$1,668,476
T.Rowe Price Prime Reserve
Fund, 0.0458% (Y)	21,029,104	21,029,104
		22,697,580

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 2.0%
Repurchase Agreement with State Street Corp.
dated 12/31/2013 at 0.000% to be
repurchased at $8,798,000 on 01/02/2014,
collateralized by $8,920,000 Federal Farm
Credit Bank, 1.125% due 02/27/2014
(valued at $8,975,750, including interest)	$8,798,000	$8,798,000
TOTAL SHORT-TERM INVESTMENTS (Cost $31,495,580)		$31,495,580
Total Investments (Science & Technology Trust)
(Cost $377,439,438) - 106.7%		$472,721,372
Other assets and liabilities, net - (6.7%)		(29,683,569)
TOTAL NET ASSETS - 100.0%		$443,037,803

Small Cap Growth Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.5%
Consumer Discretionary - 14.1%
Auto Components - 1.0%
Tenneco, Inc. (I)	103,440	$5,851,601
Hotels, Restaurants & Leisure - 2.9%
Bloomin’ Brands, Inc. (I)	297,377	7,140,022
Buffalo Wild Wings, Inc. (I)(L)	29,193	4,297,210
Panera Bread Company, Class A (I)	27,630	4,881,945
		16,319,177
Household Durables - 2.2%
Standard Pacific Corp. (I)(L)	792,785	7,174,704
Taylor Morrison Home Corp., Class A (I)	230,569	5,176,274
William Lyon Homes, Class A (I)	5,000	110,700
		12,461,678
Internet & Catalog Retail - 1.3%
HSN, Inc.	113,988	7,101,452
Media - 1.1%
IMAX Corp. (I)(L)	219,526	6,471,626
Multiline Retail - 0.5%
Tuesday Morning Corp. (I)	164,243	2,621,318
Specialty Retail - 2.7%
Five Below, Inc. (I)(L)	74,710	3,227,472
Lumber Liquidators Holdings, Inc. (I)(L)	58,708	6,040,466
Pier 1 Imports, Inc.	259,181	5,981,897
		15,249,835
Textiles, Apparel & Luxury Goods - 2.4%
Samsonite International SA	1,577,700	4,791,616
Skechers U.S.A., Inc., Class A (I)	188,792	6,254,679
Steven Madden, Ltd. (I)	73,782	2,699,683
		13,745,978
		79,822,665
Consumer Staples - 2.9%
Food & Staples Retailing - 0.4%
Casey’s General Stores, Inc. (L)	35,670	2,505,818
Food Products - 1.5%
WhiteWave Foods Company, Class A (I)	365,049	8,374,224

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products - 1.0%
Spectrum Brands Holdings, Inc.	79,982	$5,642,730
		16,522,772
Energy - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
Athlon Energy, Inc. (I)	69,820	2,112,055
Diamondback Energy, Inc. (I)	92,934	4,912,491
PDC Energy, Inc. (I)	43,981	2,340,669
Rex Energy Corp. (I)	33,621	662,670
Rosetta Resources, Inc. (I)	104,042	4,998,178
SemGroup Corp., Class A	44,476	2,901,169
		17,927,232
Financials - 4.2%
Capital Markets - 3.3%
Artisan Partners Asset Management, Inc.	27,700	1,805,763
Financial Engines, Inc. (L)	97,655	6,785,069
Virtus Investment Partners, Inc. (I)	30,112	6,023,906
WisdomTree Investments, Inc. (I)	234,219	4,148,018
		18,762,756
Commercial Banks - 0.9%
PacWest Bancorp (L)	119,811	5,058,420
		23,821,176
Health Care - 16.5%
Biotechnology - 5.4%
Alnylam Pharmaceuticals, Inc. (I)	47,640	3,064,681
Cubist Pharmaceuticals, Inc. (I)	76,551	5,272,067
Exelixis, Inc. (I)(L)	381,366	2,337,774
Hyperion Therapeutics, Inc. (I)(L)	95,420	1,929,392
Immunogen, Inc. (I)(L)	158,939	2,331,635
Ironwood Pharmaceuticals, Inc. (I)(L)	156,295	1,814,585
NPS Pharmaceuticals, Inc. (I)(L)	150,374	4,565,355
Portola Pharmaceuticals, Inc. (I)	135,075	3,478,181
Seattle Genetics, Inc. (I)(L)	84,449	3,368,671
TESARO, Inc. (I)	74,901	2,115,204
		30,277,545
Health Care Equipment & Supplies - 3.0%
DexCom, Inc. (I)(L)	185,681	6,574,964
HeartWare International, Inc. (I)	50,521	4,746,953
Insulet Corp. (I)(L)	157,380	5,838,798
		17,160,715
Health Care Providers & Services - 4.6%
Acadia Healthcare Company, Inc. (I)(L)	111,411	5,273,083
Envision Healthcare Holdings, Inc. (I)	189,500	6,731,040
ExamWorks Group, Inc. (I)	152,544	4,556,489
Team Health Holdings, Inc. (I)	124,028	5,649,475
WellCare Health Plans, Inc. (I)	57,710	4,063,938
		26,274,025
Life Sciences Tools & Services - 1.3%
Covance, Inc. (I)	81,865	7,209,032
Pharmaceuticals - 2.2%
Pacira Pharmaceuticals, Inc. (I)(L)	65,359	3,757,489
Salix Pharmaceuticals, Ltd. (I)	55,470	4,988,972
The Medicines Company (I)	100,839	3,894,402
		12,640,863
		93,562,180

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrials - 21.3%
Aerospace & Defense - 3.7%
DigitalGlobe, Inc. (I)	198,441	$8,165,847
Moog, Inc., Class A (I)	105,909	7,195,457
Teledyne Technologies, Inc. (I)	59,080	5,427,089
		20,788,393
Airlines - 1.5%
Spirit Airlines, Inc. (I)	190,608	8,655,509
Building Products - 2.6%
Armstrong World Industries, Inc. (I)	124,197	7,154,989
Owens Corning (I)	188,260	7,665,947
		14,820,936
Commercial Services & Supplies - 0.8%
Clean Harbors, Inc. (I)(L)	75,800	4,544,968
Electrical Equipment - 1.7%
Acuity Brands, Inc. (L)	32,082	3,507,204
Generac Holdings, Inc.	109,627	6,209,273
		9,716,477
Machinery - 1.4%
Altra Holdings, Inc.	222,197	7,603,581
Professional Services - 2.8%
On Assignment, Inc. (I)	92,108	3,216,411
TrueBlue, Inc. (I)	232,860	6,003,131
WageWorks, Inc. (I)	112,844	6,707,447
		15,926,989
Road & Rail - 3.3%
Avis Budget Group, Inc. (I)	129,834	5,247,890
Con-way, Inc.	158,992	6,313,572
Old Dominion Freight Line, Inc. (I)	135,378	7,177,742
		18,739,204
Trading Companies & Distributors - 3.5%
Applied Industrial Technologies, Inc.	152,511	7,486,765
HD Supply Holdings, Inc. (I)	207,823	4,989,830
WESCO International, Inc. (I)(L)	81,897	7,458,360
		19,934,955
		120,731,012
Information Technology - 34.9%
Communications Equipment - 0.9%
Palo Alto Networks, Inc. (I)(L)	90,758	5,215,862
Internet Software & Services - 15.3%
Angie’s List, Inc. (I)(L)	282,924	4,286,299
Bankrate, Inc. (I)(L)	429,939	7,713,106
Constant Contact, Inc. (I)	228,362	7,095,207
Cornerstone OnDemand, Inc. (I)(L)	102,160	5,449,214
CoStar Group, Inc. (I)	42,063	7,763,989
Dealertrack Technologies, Inc. (I)	160,021	7,693,810
Demandware, Inc. (I)	70,046	4,491,350
Envestnet, Inc. (I)	63,985	2,578,596
OpenTable, Inc. (I)(L)	64,288	5,102,539
Pandora Media, Inc. (I)	133,390	3,548,174
Shutterstock, Inc. (I)(L)	78,250	6,544,048
Trulia, Inc. (I)(L)	125,786	4,436,472
Web.com Group, Inc. (I)(L)	362,848	11,534,938
Wix.com, Ltd. (I)(L)	114,809	3,082,622
Zillow, Inc., Class A (I)(L)	64,138	5,241,999
		86,562,363

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services - 7.5%
Acxiom Corp. (I)	142,459	$5,268,134
Global Payments, Inc.	111,702	7,259,513
Heartland Payment Systems, Inc. (L)	151,088	7,530,226
MAXIMUS, Inc.	99,084	4,358,705
ServiceSource International, Inc. (I)	302,599	2,535,780
Virtusa Corp. (I)	112,386	4,280,783
WEX, Inc. (I)(L)	59,624	5,904,565
WNS Holdings, Ltd., ADR (I)	248,295	5,440,143
		42,577,849
Semiconductors & Semiconductor Equipment - 1.6%
First Solar, Inc. (I)	83,061	4,538,453
Lattice Semiconductor Corp. (I)	852,292	4,696,129
		9,234,582
Software - 9.6%
Cadence Design Systems, Inc. (I)(L)	407,987	5,719,978
Concur Technologies, Inc. (I)(L)	74,742	7,711,880
FleetMatics Group PLC (I)(L)	256,484	11,092,933
PTC, Inc. (I)	198,486	7,024,420
Solera Holdings, Inc.	68,260	4,830,078
Tableau Software, Inc., Class A (I)	65,779	4,534,146
Telogis, Inc. (I)(R)	473,646	938,340
Tyler Technologies, Inc. (I)	44,713	4,566,539
Verint Systems, Inc. (I)	184,634	7,928,184
		54,346,498
		197,937,154
Materials - 1.4%
Paper & Forest Products - 1.4%
KapStone Paper and Packaging Corp. (I)	138,460	7,734,376
TOTAL COMMON STOCKS (Cost $437,256,032)		$558,058,567

PREFERRED SECURITIES - 0.7%
Consumer Discretionary - 0.4%
Mobileye (I)(R)	66,654	2,326,225
Information Technology - 0.3%
Telogis, Inc. (I)(R)	645,027	1,419,833
TOTAL PREFERRED SECURITIES (Cost $3,746,058)		$3,746,058

SECURITIES LENDING COLLATERAL - 18.7%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	10,624,969	106,327,254
TOTAL SECURITIES LENDING
COLLATERAL (Cost $106,333,420)		$106,327,254

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreement - 0.8%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2013 at 0.030% to
be repurchased at $4,500,008 on
01/02/2014, collateralized by $4,369,696
Government National Mortgage Association,
3.000% - 4.630% due 12/15/2038 -
10/15/2043 (valued at $4,590,001
including interest)	$4,500,000	$4,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,500,000)		$4,500,000
Total Investments (Small Cap Growth Trust)
(Cost $551,835,510) - 118.7%		$672,631,879
Other assets and liabilities, net - (18.7%)		(105,857,488)
TOTAL NET ASSETS - 100.0%		$566,774,391

Small Cap Index Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.2%
Consumer Discretionary - 13.2%
Auto Components - 1.0%
American Axle &
Manufacturing Holdings, Inc. (I)	17,971	$367,507
Cooper Tire & Rubber Company	16,866	405,459
Dana Holding Corp.	39,076	766,671
Dorman Products, Inc. (I)	6,796	381,052
Drew Industries, Inc.	6,119	313,293
Federal-Mogul Corp. (I)	5,332	104,934
Fox Factory Holding Corp. (I)	2,897	51,045
Fuel Systems Solutions, Inc. (I)	3,895	54,024
Gentherm, Inc. (I)	8,992	241,076
Modine Manufacturing Company (I)	13,121	168,211
Remy International, Inc.	4,098	95,565
Spartan Motors, Inc.	10,683	71,576
Standard Motor Products, Inc.	5,367	197,506
Stoneridge, Inc. (I)	7,744	98,736
Superior Industries International, Inc.	6,383	131,681
Tenneco, Inc. (I)	16,182	915,416
		4,363,752
Automobiles - 0.1%
Winnebago Industries, Inc. (I)	7,515	206,287
Commercial Services & Supplies - 0.0%
Actrade Financial Technologies, Ltd. (I)	340	0
Distributors - 0.2%
Core-Mark Holding Company, Inc.	3,107	235,915
Pool Corp.	12,519	727,855
VOXX International Corp. (I)	5,236	87,441
Weyco Group, Inc.	1,757	51,709
		1,102,920
Diversified Consumer Services - 1.0%
American Public Education, Inc. (I)	4,763	207,048
Ascent Capital Group, Inc., Class A (I)	3,922	335,566
Bridgepoint Education, Inc. (I)	4,836	85,646
Bright Horizons Family Solutions, Inc. (I)	3,095	113,710
Capella Education Company	2,947	195,799
Career Education Corp. (I)	15,551	88,641

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Consumer Services (continued)
Carriage Services, Inc.	4,388	$85,698
Corinthian Colleges, Inc. (I)(L)	22,498	40,046
Education Management Corp. (I)(L)	6,788	68,491
Grand Canyon Education, Inc. (I)	12,086	526,950
Hillenbrand, Inc.	14,676	431,768
ITT Educational Services, Inc. (I)(L)	6,213	208,633
K12, Inc. (I)	7,169	155,926
LifeLock, Inc. (I)	16,168	265,317
Lincoln Educational Services Corp.	6,972	34,721
Mac-Gray Corp.	3,347	71,057
Matthews International Corp., Class A	7,399	315,271
Regis Corp.	12,867	186,700
Sotheby’s	18,066	961,111
Steiner Leisure, Ltd. (I)	3,996	196,563
Strayer Education, Inc. (I)	2,894	99,756
Universal Technical Institute, Inc.	5,836	81,179
		4,755,597
Hotels, Restaurants & Leisure - 2.7%
AFC Enterprises, Inc. (I)	6,415	246,978
Biglari Holdings, Inc. (I)	399	202,149
BJ’s Restaurants, Inc. (I)	6,726	208,910
Bloomin’ Brands, Inc. (I)	14,721	353,451
Bob Evans Farms, Inc. (L)	7,476	378,211
Boyd Gaming Corp. (I)	18,607	209,515
Bravo Brio Restaurant Group, Inc. (I)	6,242	101,557
Buffalo Wild Wings, Inc. (I)	4,973	732,026
Caesars Entertainment Corp. (I)	10,744	231,426
Carrols Restaurant Group, Inc. (I)	7,500	49,575
CEC Entertainment, Inc.	4,900	216,972
Churchill Downs, Inc.	3,538	317,182
Chuy’s Holdings, Inc. (I)	4,324	155,750
Cracker Barrel Old Country Store, Inc.	5,191	571,373
Del Frisco’s Restaurant Group, Inc. (I)	3,124	73,633
Denny’s Corp. (I)	25,889	186,142
Diamond Resorts International, Inc. (I)	4,818	88,940
DineEquity, Inc.	4,386	366,450
Fiesta Restaurant Group, Inc. (I)	5,244	273,947
Ignite Restaurant Group, Inc. (I)(L)	2,377	29,713
International Speedway Corp., Class A	7,677	272,457
Interval Leisure Group, Inc.	10,624	328,282
Isle of Capri Casinos, Inc. (I)	6,847	61,623
Jack in the Box, Inc. (I)	11,915	595,962
Jamba, Inc. (I)	5,105	63,455
Krispy Kreme Doughnuts, Inc. (I)(L)	17,447	336,553
Life Time Fitness, Inc. (I)(L)	11,534	542,098
Luby’s, Inc. (I)	5,439	41,989
Marcus Corp.	6,086	81,796
Marriott Vacations Worldwide Corp. (I)	7,627	402,401
Monarch Casino & Resort, Inc. (I)	2,660	53,413
Morgans Hotel Group Company (I)	7,451	60,577
Multimedia Games Holding Company, Inc. (I)	7,848	246,113
Noodles & Company (I)	1,672	60,058
Orient-Express Hotels, Ltd., Class A (I)	25,304	382,343
Papa John’s International, Inc.	8,688	394,435
Pinnacle Entertainment, Inc. (I)	15,448	401,494
Red Robin Gourmet Burgers, Inc. (I)	3,774	277,540
Ruby Tuesday, Inc. (I)(L)	16,873	116,930
Ruth’s Hospitality Group, Inc.	9,751	138,562
Scientific Games Corp., Class A (I)	13,012	220,293
Sonic Corp. (I)	15,085	304,566
Speedway Motorsports, Inc.	3,311	65,723
Texas Roadhouse, Inc.	16,632	462,370
The Cheesecake Factory, Inc. (L)	14,108	680,993

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Town Sports International Holdings, Inc.	6,726	$99,276
Vail Resorts, Inc.	9,585	721,080
		12,406,282
Household Durables - 1.1%
Bassett Furniture Industries, Inc.	3,567	54,504
Beazer Homes USA, Inc. (I)	6,900	168,498
Blyth, Inc. (L)	2,671	29,060
Cavco Industries, Inc. (I)	1,855	127,439
CSS Industries, Inc.	2,309	66,222
Ethan Allen Interiors, Inc.	6,747	205,244
Helen of Troy, Ltd. (I)	8,345	413,161
Hooker Furniture Corp. (L)	3,137	52,325
Hovnanian Enterprises, Inc., Class A (I)(L)	29,668	196,402
iRobot Corp. (I)(L)	7,603	264,356
KB Home (L)	22,303	407,699
La-Z-Boy, Inc.	14,030	434,930
Libbey, Inc. (I)	5,835	122,535
Lifetime Brands, Inc.	3,033	47,709
M/I Homes, Inc. (I)	6,443	163,974
MDC Holdings, Inc.	10,418	335,876
Meritage Homes Corp. (I)	9,630	462,144
NACCO Industries, Inc., Class A	1,533	95,337
Standard Pacific Corp. (I)	39,481	357,303
The Ryland Group, Inc. (L)	12,262	532,293
TRI Pointe Homes, Inc. (I)(L)	4,264	84,982
Universal Electronics, Inc. (I)	4,158	158,461
William Lyon Homes, Class A (I)	3,877	85,837
Zagg, Inc. (I)(L)	8,376	36,436
		4,902,727
Internet & Catalog Retail - 0.4%
1-800-Flowers.com, Inc., Class A (I)	7,697	41,641
Blue Nile, Inc. (I)(L)	3,440	161,990
FTD Companies, Inc. (I)	4,879	158,958
HSN, Inc.	8,987	559,890
Nutrisystem, Inc.	7,789	128,051
Orbitz Worldwide, Inc. (I)	6,398	45,938
Overstock.com, Inc. (I)(L)	2,990	92,062
PetMed Express, Inc.	5,448	90,600
RetailMeNot, Inc. (I)	2,540	73,127
Shutterfly, Inc. (I)(L)	10,098	514,291
ValueVision Media, Inc., Class A (I)	11,422	79,840
Vitacost.com, Inc. (I)	7,140	41,341
		1,987,729
Leisure Equipment & Products - 0.5%
Arctic Cat, Inc.	3,633	207,008
Black Diamond, Inc. (I)(L)	6,155	82,046
Brunswick Corp.	24,007	1,105,762
Callaway Golf Company	20,256	170,758
JAKKS Pacific, Inc. (L)	6,181	41,598
LeapFrog Enterprises, Inc. (I)(L)	17,286	137,251
Nautilus, Inc. (I)	8,940	75,364
Smith & Wesson Holding Corp. (I)(L)	15,205	205,115
Sturm Ruger & Company, Inc. (L)	5,116	373,928
		2,398,830
Media - 1.4%
AH Belo Corp., Class A	6,340	47,360
Carmike Cinemas, Inc. (I)	6,329	176,199
Central European Media
Enterprises, Ltd., Class A (I)(L)	21,170	81,293
Cumulus Media, Inc., Class A (I)(L)	23,371	180,658
Dex Media, Inc. (I)(L)	4,737	32,117

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media (continued)
Digital Generation, Inc. (I)	6,855	$87,401
Entercom
Communications Corp., Class A (I)(L)	7,201	75,683
Entravision Communications Corp., Class A	14,800	90,132
Gray Television, Inc. (I)	13,601	202,383
Harte-Hanks, Inc.	11,585	90,595
Journal Communications, Inc., Class A (I)	12,435	115,770
Live Nation Entertainment, Inc. (I)	37,243	735,922
Loral Space & Communications, Inc. (I)	3,474	281,325
MDC Partners, Inc., Class A	10,200	260,202
Media General, Inc., Class A (I)(L)	5,454	123,260
Meredith Corp.	9,468	490,442
National CineMedia, Inc.	15,336	306,107
Nexstar Broadcasting Group, Inc., Class A	7,858	437,926
ReachLocal, Inc. (I)(L)	3,127	39,744
Rentrak Corp. (I)	2,933	111,131
Saga Communications, Inc., Class A	1,315	66,145
Scholastic Corp. (L)	7,226	245,756
Sinclair Broadcast Group, Inc., Class A	18,235	651,537
The EW Scripps Company, Class A (I)	8,537	185,424
The McClatchy Company, Class A (I)(L)	17,156	58,330
The New York Times Company, Class A	34,323	544,706
Valassis Communications, Inc. (L)	10,383	355,618
World Wrestling Entertainment, Inc., Class A	8,349	138,426
		6,211,592
Multiline Retail - 0.1%
Fred’s, Inc., Class A	10,086	186,793
The Bon-Ton Stores, Inc. (L)	3,589	58,429
Tuesday Morning Corp. (I)	11,480	183,221
		428,443
Specialty Retail - 3.3%
Aeropostale, Inc. (I)(L)	21,213	192,826
America’s Car-Mart, Inc. (I)	2,432	102,703
ANN, Inc. (I)	12,541	458,499
Asbury Automotive Group, Inc. (I)	8,315	446,848
Barnes & Noble, Inc. (I)(L)	10,581	158,186
bebe stores, Inc.	10,606	56,424
Big 5 Sporting Goods Corp.	4,516	89,507
Body Central Corp. (I)	5,025	19,799
Brown Shoe Company, Inc.	11,515	324,032
Christopher & Banks Corp. (I)	10,612	90,626
Citi Trends, Inc. (I)	4,370	74,290
Conn’s, Inc. (I)	5,962	469,746
Destination Maternity Corp.	3,669	109,630
Destination XL Group, Inc. (I)	11,991	78,781
Express, Inc. (I)	22,595	421,849
Five Below, Inc. (I)	8,720	376,704
Francesca’s Holdings Corp. (I)(L)	11,884	218,784
Genesco, Inc. (I)	6,376	465,831
Group 1 Automotive, Inc.	5,762	409,217
Haverty Furniture Companies, Inc.	5,261	164,669
hhgregg, Inc. (I)(L)	3,519	49,160
Hibbett Sports, Inc. (I)(L)	6,921	465,160
Jos A. Bank Clothiers, Inc. (I)	7,468	408,724
Kirkland’s, Inc. (I)	3,970	93,970
Lithia Motors, Inc., Class A	5,921	411,036
Lumber Liquidators Holdings, Inc. (I)	7,270	748,010
MarineMax, Inc. (I)	6,698	107,704
Mattress Firm Holding Corp. (I)	3,665	157,742
Monro Muffler Brake, Inc. (L)	8,351	470,662
New York & Company, Inc. (I)	7,774	33,972
Office Depot, Inc. (I)	127,967	676,945

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Outerwall, Inc. (I)(L)	7,466	$502,238
Pacific Sunwear of California, Inc. (I)	13,804	46,105
Penske Automotive Group, Inc.	11,198	528,098
Pier 1 Imports, Inc.	25,198	581,570
RadioShack Corp. (I)(L)	26,872	69,867
Rent-A-Center, Inc. (L)	14,106	470,294
Restoration Hardware Holdings, Inc. (I)	4,693	315,839
Sears Hometown and Outlet Stores, Inc. (I)	2,314	59,007
Select Comfort Corp. (I)	14,911	314,473
Shoe Carnival, Inc.	4,282	124,221
Sonic Automotive, Inc., Class A	10,447	255,743
Stage Stores, Inc. (L)	8,766	194,781
Stein Mart, Inc.	7,586	102,032
The Buckle, Inc. (L)	7,382	387,998
The Cato Corp., Class A	7,341	233,444
The Children’s Place Retail Stores, Inc. (I)	6,180	352,075
The Finish Line, Inc., Class A	13,203	371,929
The Men’s Wearhouse, Inc.	13,355	682,173
The Pep Boys - Manny, Moe & Jack (I)	14,247	172,959
The Wet Seal, Inc., Class A (I)	24,793	67,685
Tile Shop Holdings, Inc. (I)(L)	4,887	88,308
Tilly’s, Inc., Class A (I)	2,705	30,972
Vitamin Shoppe, Inc. (I)	8,064	419,409
West Marine, Inc. (I)	4,708	66,995
Winmark Corp.	651	60,296
Zale Corp. (I)	8,746	137,924
Zumiez, Inc. (I)	5,638	146,588
		15,135,059
Textiles, Apparel & Luxury Goods - 1.4%
Columbia Sportswear Company (L)	3,390	266,963
Costa, Inc. (I)	2,826	61,409
Crocs, Inc. (I)	23,560	375,075
Culp, Inc.	3,014	61,636
Fifth & Pacific Companies, Inc. (I)	31,793	1,019,602
G-III Apparel Group, Ltd. (I)	4,425	326,521
Iconix Brand Group, Inc. (I)(L)	15,123	600,383
Movado Group, Inc.	4,761	209,532
Oxford Industries, Inc. (L)	3,595	290,009
Perry Ellis International, Inc. (I)	3,868	61,076
Quiksilver, Inc. (I)	35,009	307,029
RG Barry Corp.	3,065	59,155
Skechers U.S.A., Inc., Class A (I)	10,099	334,580
Steven Madden, Ltd. (I)	15,952	583,684
The Jones Group, Inc.	21,360	319,546
Tumi Holdings, Inc. (I)	12,793	288,482
Unifi, Inc. (I)	3,994	108,797
Vera Bradley, Inc. (I)(L)	5,945	142,918
Wolverine World Wide, Inc. (L)	26,486	899,465
		6,315,862
		60,215,080
Consumer Staples - 3.6%
Beverages - 0.2%
Coca-Cola Bottling Company Consolidated	1,248	91,341
Craft Brewers Alliance, Inc. (I)	3,346	54,941
National Beverage Corp. (I)	3,100	62,496
The Boston Beer
Company, Inc., Class A (I)(L)	2,204	532,905
		741,683
Food & Staples Retailing - 1.3%
Casey’s General Stores, Inc.	10,194	716,129
Fairway Group Holdings Corp. (I)(L)	4,297	77,862

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Harris Teeter Supermarkets, Inc.	13,029	$642,981
Ingles Markets, Inc., Class A	3,805	103,116
Natural Grocers by
Vitamin Cottage, Inc. (I)(L)	2,392	101,540
Pricesmart, Inc. (L)	5,029	581,051
Rite Aid Corp. (I)	194,289	983,102
Roundy’s, Inc.	7,785	76,760
Spartan Stores, Inc.	10,376	251,929
SUPERVALU, Inc. (I)	54,174	394,928
Susser Holdings Corp. (I)(L)	4,852	317,757
The Andersons, Inc.	5,020	447,633
The Chefs’ Warehouse, Inc. (I)	4,600	134,136
The Pantry, Inc. (I)	6,710	112,594
United Natural Foods, Inc. (I)	13,116	988,815
Village Super Market, Inc., Class A	1,777	55,105
Weis Markets, Inc.	2,881	151,425
		6,136,863
Food Products - 1.5%
Annie’s, Inc. (I)(L)	3,650	157,096
B&G Foods, Inc. (L)	14,065	476,944
Boulder Brands, Inc. (I)(L)	16,067	254,823
Cal-Maine Foods, Inc.	3,999	240,860
Calavo Growers, Inc.	3,264	98,769
Chiquita Brands International, Inc. (I)	12,215	142,916
Darling International, Inc. (I)	31,476	657,219
Diamond Foods, Inc. (I)(L)	5,983	154,601
Fresh Del Monte Produce, Inc.	9,963	281,953
Inventure Foods, Inc. (I)	5,017	66,525
J&J Snack Foods Corp.	3,982	352,765
John B. Sanfilippo & Son, Inc.	2,674	65,994
Lancaster Colony Corp.	4,891	431,142
Limoneira Company	2,996	79,664
Omega Protein Corp. (I)	5,561	68,345
Pilgrim’s Pride Corp. (I)	16,008	260,130
Post Holdings, Inc. (I)	8,740	430,620
Sanderson Farms, Inc.	6,152	444,974
Seaboard Corp.	75	209,623
Seneca Foods Corp., Class A (I)	2,286	72,901
Snyders-Lance, Inc.	12,749	366,151
The Hain Celestial Group, Inc. (I)(L)	10,188	924,867
Tootsie Roll Industries, Inc. (L)	5,302	172,527
TreeHouse Foods, Inc. (I)	9,613	662,528
		7,073,937
Household Products - 0.2%
Central Garden & Pet Company, Class A (I)	11,886	80,231
Harbinger Group, Inc. (I)	8,929	105,809
Oil-Dri Corp. of America	1,415	53,544
Orchids Paper Products Company	1,664	54,646
Spectrum Brands Holdings, Inc.	5,640	397,902
WD-40 Company	4,121	307,756
		999,888
Personal Products - 0.2%
Elizabeth Arden, Inc. (I)	6,857	243,081
Inter Parfums, Inc.	4,339	155,380
Lifevantage Corp. (I)	30,965	51,092
Medifast, Inc. (I)	3,929	102,665
Nature’s Sunshine Products, Inc. (L)	3,398	58,853
Nutraceutical International Corp. (I)	2,830	75,787
Revlon, Inc., Class A (I)	3,049	76,103
Star Scientific, Inc. (I)(L)	47,703	55,335
Synutra International, Inc. (I)	5,333	47,357

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
The Female Health Company	7,167	$60,920
USANA Health Sciences, Inc. (I)	1,602	121,079
		1,047,652
Tobacco - 0.2%
Alliance One International, Inc. (I)	23,929	72,983
Universal Corp. (L)	6,196	338,302
Vector Group, Ltd. (L)	16,687	273,166
		684,451
		16,684,474
Energy - 5.3%
Energy Equipment & Services - 1.8%
Basic Energy Services, Inc. (I)(L)	8,321	131,305
Bolt Technology Corp.	3,411	75,076
Bristow Group, Inc.	9,539	715,997
C&J Energy Services, Inc. (I)(L)	12,080	279,048
Cal Dive International, Inc. (I)(L)	27,183	54,638
CARBO Ceramics, Inc. (L)	5,251	611,899
Dawson Geophysical Company (I)	2,474	83,671
Era Group, Inc. (I)	5,446	168,064
Exterran Holdings, Inc. (I)	15,280	522,576
Forum Energy Technologies, Inc. (I)	10,340	292,208
Geospace Technologies Corp. (I)(L)	3,455	327,638
Gulf Island Fabrication, Inc.	3,920	91,022
Gulfmark Offshore, Inc., Class A	7,111	335,141
Helix Energy Solutions Group, Inc. (I)	28,127	651,984
Hercules Offshore, Inc. (I)	42,815	279,582
Hornbeck Offshore Services, Inc. (I)	9,465	465,962
ION Geophysical Corp. (I)	35,389	116,784
Key Energy Services, Inc. (I)	40,497	319,926
Matrix Service Company (I)	7,018	171,730
Mitcham Industries, Inc. (I)(L)	3,583	63,455
Natural Gas Services Group, Inc. (I)	3,469	95,640
Newpark Resources, Inc. (I)(L)	22,328	274,411
Nuverra Environmental Solutions Inc (I)(L)	3,707	62,234
Parker Drilling Company (I)	31,679	257,550
PHI, Inc. (I)	3,457	150,034
Pioneer Energy Services Corp. (I)	16,502	132,181
RigNet, Inc. (I)	3,364	161,237
SEACOR Holdings, Inc. (I)	5,303	483,634
Tesco Corp. (I)	8,085	159,921
TETRA Technologies, Inc. (I)	20,818	257,310
TGC Industries, Inc.	5,272	38,486
Vantage Drilling Company (I)	56,473	103,910
Willbros Group, Inc. (I)	10,843	102,141
		8,036,395
Oil, Gas & Consumable Fuels - 3.5%
Abraxas Petroleum Corp. (I)(L)	25,344	83,128
Alon USA Energy, Inc.	6,223	102,928
Alpha Natural Resources, Inc. (I)	59,059	421,681
Apco Oil and Gas International, Inc. (I)	2,964	46,209
Approach Resources, Inc. (I)(L)	9,251	178,452
Arch Coal, Inc. (L)	56,698	252,306
Athlon Energy, Inc. (I)	4,791	144,928
Bill Barrett Corp. (I)	12,851	344,150
Bonanza Creek Energy, Inc. (I)	7,816	339,762
BPZ Resources, Inc. (I)	34,580	62,936
Callon Petroleum Company (I)	10,977	71,680
Carrizo Oil & Gas, Inc. (I)	10,752	481,367
Clayton Williams Energy, Inc. (I)	1,616	132,431
Clean Energy Fuels Corp. (I)(L)	18,525	238,602
Cloud Peak Energy, Inc. (I)	16,395	295,110

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Comstock Resources, Inc.	12,685	$232,009
Contango Oil & Gas Company (I)	4,074	192,537
Crosstex Energy, Inc.	12,793	462,595
Delek US Holdings, Inc.	9,902	340,728
Diamondback Energy, Inc. (I)	5,191	274,396
Emerald Oil, Inc. (I)	15,401	117,972
Endeavour International Corp. (I)(L)	12,617	66,239
Energy XXI Bermuda, Ltd. (L)	21,062	569,938
EPL Oil & Gas, Inc. (I)	8,003	228,086
Equal Energy, Ltd. (U.S. Exchange)	11,544	61,645
Evolution Petroleum Corp.	5,421	66,895
EXCO Resources, Inc. (L)	36,367	193,109
Forest Oil Corp. (I)	31,642	114,228
Frontline, Ltd. (I)(L)	15,937	59,604
FX Energy, Inc. (I)(L)	14,708	53,831
GasLog, Ltd.	7,032	120,177
Gastar Exploration, Ltd. (I)	15,781	109,205
Goodrich Petroleum Corp. (I)(L)	8,356	142,219
Green Plains Renewable Energy, Inc.	7,002	135,769
Gulf Coast Ultra Deep Royalty Trust (I)	30,948	64,372
Halcon Resources Corp. (I)(L)	61,795	238,529
Jones Energy, Inc., Class A (I)	3,692	53,460
KiOR, Inc., Class A (I)(L)	12,640	21,235
Knightsbridge Tankers, Ltd.	9,157	84,153
Kodiak Oil & Gas Corp. (I)	70,442	789,662
Magnum Hunter Resources Corp. (I)(L)	45,834	335,047
Matador Resources Company (I)	15,466	288,286
Midstates Petroleum Company, Inc. (I)(L)	9,093	60,196
Miller Energy Resources, Inc. (I)(L)	8,077	56,862
Nordic American Tankers, Ltd. (L)	17,719	171,874
Northern Oil and Gas, Inc. (I)(L)	17,094	257,607
Panhandle Oil and Gas, Inc., Class A	2,404	80,318
PDC Energy, Inc. (I)	9,434	502,077
Penn Virginia Corp. (I)(L)	14,839	139,932
Petroquest Energy, Inc. (I)	15,188	65,612
Quicksilver Resources, Inc. (I)(L)	34,611	106,256
Renewable Energy Group, Inc. (I)	5,848	67,018
Rentech, Inc. (I)	59,993	104,988
Resolute Energy Corp. (I)	17,848	161,167
REX American Resources Corp. (I)	1,605	71,760
Rex Energy Corp. (I)	12,058	237,663
Rosetta Resources, Inc. (I)	16,194	777,960
Sanchez Energy Corp. (I)	10,014	245,443
Scorpio Tankers, Inc.	49,023	577,981
SemGroup Corp., Class A	11,167	728,423
Ship Finance International, Ltd.	14,318	234,529
Solazyme, Inc. (I)(L)	12,571	136,898
Stone Energy Corp. (I)	13,312	460,462
Swift Energy Company (I)(L)	11,755	158,693
Synergy Resources Corp. (I)	13,721	127,056
Targa Resources Corp.	8,647	762,406
Teekay Tankers, Ltd., Class A	17,379	68,299
Triangle Petroleum Corp. (I)	18,140	150,925
Ur-Energy, Inc. (I)(L)	38,559	53,211
Uranium Energy Corp. (I)	23,804	47,608
Vaalco Energy, Inc. (I)	15,561	107,215
W&T Offshore, Inc.	9,102	145,632
Warren Resources, Inc. (I)	21,996	69,067
Western Refining, Inc. (L)	14,321	607,354
Westmoreland Coal Company (I)	3,863	74,517
		16,228,605
		24,265,000

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financials - 21.8%
Capital Markets - 2.7%
Apollo Investment Corp.	59,045	$500,702
Arlington Asset Investment Corp., Class A	4,495	118,623
BGC Partners, Inc., Class A	33,683	204,119
BlackRock Kelso Capital Corp.	19,506	181,991
Calamos Asset Management, Inc., Class A	5,569	65,937
Capital Southwest Corp.	3,176	110,747
Cohen & Steers, Inc. (L)	5,066	202,944
Cowen Group, Inc., Class A (I)	26,132	102,176
Diamond Hill Investment Group, Inc.	779	92,187
Evercore Partners, Inc., Class A	8,407	502,570
FBR & Company (I)	2,785	73,468
Fidus Investment Corp.	4,460	96,960
Fifth Street Finance Corp.	36,476	337,403
Financial Engines, Inc. (L)	13,043	906,228
FXCM, Inc., Class A (L)	9,816	175,117
GAMCO Investors, Inc., Class A	1,667	144,979
GFI Group, Inc.	19,170	74,955
Gladstone Capital Corp.	7,373	70,781
Gladstone Investment Corp.	8,993	72,484
Golub Capital BDC, Inc. (L)	10,230	195,495
Greenhill & Company, Inc. (L)	7,513	435,303
GSV Capital Corp. (I)(L)	5,661	68,441
Hercules Technology Growth Capital, Inc.	16,078	263,679
HFF, Inc., Class A (I)	8,819	236,790
ICG Group, Inc. (I)	10,337	192,578
INTL. FCStone, Inc. (I)(L)	3,793	70,322
Investment Technology Group, Inc. (I)	10,245	210,637
Janus Capital Group, Inc. (L)	39,436	487,823
KCAP Financial, Inc. (L)	7,442	60,057
KCG Holdings, Inc., Class A (I)	19,118	228,651
Ladenburg Thalmann
Financial Services, Inc. (I)	27,478	86,006
Main Street Capital Corp.	10,505	343,408
Manning & Napier, Inc.	4,637	81,843
MCG Capital Corp.	19,178	84,383
Medallion Financial Corp.	6,071	87,119
Medley Capital Corp.	10,915	151,173
MVC Capital, Inc.	7,292	98,442
New Mountain Finance Corp.	11,321	170,268
Oppenheimer Holdings, Inc., Class A	3,412	84,549
PennantPark Floating Rate Capital, Ltd.	4,062	55,771
PennantPark Investment Corp.	17,556	203,650
Piper Jaffray Companies (I)	4,461	176,433
Prospect Capital Corp.	72,923	818,196
Safeguard Scientifics, Inc. (I)	5,654	113,589
Solar Capital, Ltd.	12,229	275,764
Solar Senior Capital, Ltd.	4,130	75,249
Stellus Capital Investment Corp.	4,493	67,170
Stifel Financial Corp. (I)(L)	16,878	808,794
SWS Group, Inc. (I)	9,907	60,235
TCP Capital Corp.	8,608	144,442
THL Credit, Inc.	9,660	159,293
TICC Capital Corp.	14,250	147,345
Triangle Capital Corp.	7,355	203,366
Virtus Investment Partners, Inc. (I)	1,805	361,090
Walter Investment Management Corp. (I)	9,876	349,215
Westwood Holdings Group, Inc.	2,130	131,868
WisdomTree Investments, Inc. (I)	26,877	475,992
		12,298,800
Commercial Banks - 7.2%
1st Source Corp.	4,262	136,128

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
1st United Bancorp, Inc.	8,994	$68,444
American National Bankshares, Inc.	2,439	64,024
Ameris Bancorp (I)	6,662	140,635
Ames National Corp.	2,332	52,213
Arrow Financial Corp.	4,445	118,059
Bancfirst Corp.	2,028	113,690
Banco Latinoamericano de
Comercio Exterior SA	7,964	223,151
BancorpSouth, Inc.	25,070	637,279
Bank of Kentucky Financial Corp.	2,624	96,826
Bank of Marin Bancorp, Class A	1,653	71,724
Bank of the Ozarks, Inc.	8,346	472,300
Banner Corp.	5,234	234,588
BBCN Bancorp, Inc.	21,319	353,682
Boston Private Financial Holdings, Inc. (L)	21,221	267,809
Bridge Bancorp, Inc.	4,404	114,504
Bridge Capital Holdings (I)	3,949	81,112
Bryn Mawr Bank Corp.	4,343	131,072
C&F Financial Corp. (L)	977	44,620
Camden National Corp.	2,645	111,672
Capital Bank Financial Corp., Class A (I)	6,546	148,922
Capital City Bank Group, Inc. (I)(L)	3,599	42,360
Cardinal Financial Corp.	8,778	158,004
Cathay General Bancorp	21,134	564,912
Centerstate Banks, Inc.	8,517	86,448
Central Pacific Financial Corp.	5,833	117,127
Chemical Financial Corp.	8,064	255,387
Citizens & Northern Corp.	3,384	69,812
City Holding Company (L)	4,449	206,122
CNB Financial Corp.	3,646	69,274
CoBiz Financial, Inc.	9,845	117,746
Columbia Banking System, Inc.	13,776	378,978
Community Bank Systems, Inc. (L)	10,776	427,592
Community Trust Bancorp, Inc.	4,019	181,498
CU Bancorp (I)	3,819	66,756
Customers Bancorp, Inc. (I)	5,891	120,530
CVB Financial Corp.	24,835	423,933
Eagle Bancorp, Inc. (I)	6,086	186,414
Enterprise Financial Services Corp.	5,739	117,190
Farmers Capital Bank Corp. (I)	2,453	53,353
Fidelity Southern Corp. (L)	4,710	78,233
Financial Institutions, Inc.	4,207	103,955
First Bancorp North Carolina	4,380	72,796
First BanCorp Puerto Rico (I)	18,764	116,149
First Bancorp, Inc. Maine	2,683	46,738
First Busey Corp.	22,563	130,865
First Commonwealth Financial Corp.	26,412	232,954
First Community Bancshares, Inc.	5,779	96,509
First Connecticut Bancorp, Inc.	6,359	102,507
First Financial Bancorp	16,198	282,331
First Financial Bankshares, Inc. (L)	8,384	556,027
First Financial Corp.	3,127	114,323
First Financial Holdings, Inc.	6,460	429,655
First Interstate Bancsystem, Inc.	5,243	148,744
First Merchants Corp.	9,897	225,256
First Midwest Bancorp, Inc.	19,941	349,566
First Security Group, Inc. (I)	18,724	43,065
FirstMerit Corp.	43,729	972,096
Flushing Financial Corp.	8,430	174,501
FNB Corp.	39,776	501,973
German American Bancorp, Inc.	3,276	93,366
Glacier Bancorp, Inc.	19,316	575,424
Great Southern Bancorp, Inc.	2,861	87,003

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Hancock Holding Company	22,551	$827,171
Hanmi Financial Corp.	8,891	194,624
Heartland Financial USA, Inc.	4,540	130,707
Heritage Commerce Corp.	6,006	49,489
Heritage Financial Corp.	6,389	109,316
Home BancShares, Inc.	12,118	452,607
Home Federal Bancorp, Inc.	4,346	64,755
Hometrust Bancshares, Inc. (I)	7,108	113,657
Horizon Bancorp	3,392	85,919
Hudson Valley Holding Corp.	4,601	93,630
Iberiabank Corp.	7,961	500,349
Independent Bank Corp. - Massachusetts	6,157	241,293
International Bancshares Corp.	14,358	378,908
Investors Bancorp, Inc.	11,952	305,732
Lakeland Bancorp, Inc.	8,196	101,385
Lakeland Financial Corp.	4,763	185,757
Macatawa Bank Corp. (I)	7,978	39,890
MainSource Financial Group, Inc.	5,559	100,229
MB Financial, Inc.	14,745	473,167
Mercantile Bank Corp.	2,662	57,446
Metro Bancorp, Inc. (I)	4,244	91,416
MetroCorp Bancshares, Inc.	4,339	65,389
National Bank Holdings Corp.	14,459	309,423
National Bankshares, Inc. (L)	1,829	67,472
National Penn Bancshares, Inc.	31,601	358,039
NBT Bancorp, Inc.	11,753	304,403
NewBridge Bancorp (I)	8,740	65,550
Northrim BanCorp, Inc.	2,101	55,130
OFG Bancorp	12,248	212,380
Old National Bancorp	27,086	416,312
OmniAmerican Bancorp, Inc. (I)	3,186	68,117
Pacific Continental Corp.	5,245	83,605
Pacific Premier Bancorp, Inc. (I)	5,708	89,844
PacWest Bancorp (L)	10,124	427,435
Park National Corp. (L)	3,130	266,269
Park Sterling Corp.	11,135	79,504
Penns Woods Bancorp, Inc.	1,723	87,873
Peoples Bancorp, Inc.	4,018	90,445
Pinnacle Financial Partners, Inc.	9,344	303,960
Preferred Bank (I)	3,559	71,358
PrivateBancorp, Inc.	17,305	500,634
Prosperity Bancshares, Inc.	15,881	1,006,697
Renasant Corp.	8,332	262,125
Republic Bancorp, Inc., Class A (L)	2,872	70,479
S&T Bancorp, Inc.	7,680	194,381
Sandy Spring Bancorp, Inc.	7,176	202,291
Seacoast Banking Corp. Of Florida (I)	4,937	60,227
Sierra Bancorp	3,853	61,995
Simmons First National Corp., Class A	4,738	176,017
Southside Bancshares, Inc. (L)	4,993	136,509
Southwest Bancorp, Inc. (I)	5,631	89,646
State Bank Financial Corp.	9,391	170,822
StellarOne Corp.	6,215	149,595
Sterling Bancorp	22,820	305,103
Sterling Financial Corp.	9,040	308,083
Suffolk Bancorp (I)	3,451	71,781
Sun Bancorp, Inc. (I)	10,789	37,977
Susquehanna Bancshares, Inc.	49,674	637,814
SY Bancorp, Inc.	3,532	112,741
Taylor Capital Group, Inc. (I)	4,954	131,677
Texas Capital Bancshares, Inc. (I)	10,895	677,669
The Bancorp, Inc. (I)	9,101	162,999
The First of Long Island Corp.	2,743	117,592

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Tompkins Financial Corp.	4,054	$208,335
TowneBank (L)	7,122	109,608
TriCo Bancshares	4,378	124,204
Trustmark Corp.	17,758	476,625
UMB Financial Corp.	9,443	606,996
Umpqua Holdings Corp. (L)	29,871	571,731
Union First Market Bankshares Corp.	5,579	138,415
United Bankshares, Inc. (L)	13,417	421,965
United Community Banks, Inc. (I)	11,747	208,509
Univest Corp. of Pennsylvania	5,960	123,253
ViewPoint Financial Group	11,121	305,271
Virginia Commerce Bancorp, Inc. (I)	7,604	129,192
Washington Banking Company	5,514	97,763
Washington Trust Bancorp, Inc.	3,644	135,630
Webster Financial Corp.	23,965	747,229
WesBanco, Inc.	6,284	201,088
West Bancorp, Inc.	3,996	63,217
WestAmerica Bancorp. (L)	7,326	413,626
Western Alliance Bancorp (I)	19,832	473,192
Wilshire Bancorp, Inc.	16,692	182,444
Wintrust Financial Corp. (L)	9,946	458,710
		32,721,738
Consumer Finance - 0.7%
Cash America International, Inc. (L)	7,645	292,804
Consumer Portfolio Services, Inc. (I)	5,852	54,950
Credit Acceptance Corp. (I)	1,836	238,662
DFC Global Corp. (I)	10,938	125,240
Encore Capital Group, Inc. (I)(L)	6,659	334,681
Ezcorp, Inc., Class A (I)	14,088	164,689
First Cash Financial Services, Inc. (I)(L)	7,804	482,599
Green Dot Corp., Class A (I)	6,810	171,272
Nelnet, Inc., Class A	6,130	258,318
Nicholas Financial, Inc.	3,690	58,081
Portfolio Recovery Associates, Inc. (I)	13,482	712,389
Regional Management Corp. (I)	1,631	55,340
The First Marblehead Corp. (I)	2,567	18,970
World Acceptance Corp. (I)(L)	2,458	215,149
		3,183,144
Diversified Financial Services - 0.3%
Gain Capital Holdings, Inc.	3,217	24,160
MarketAxess Holdings, Inc.	9,980	667,363
Marlin Business Services Corp.	2,293	57,784
NewStar Financial, Inc. (I)(L)	6,493	115,381
PHH Corp. (I)	15,073	367,028
PICO Holdings, Inc. (I)	6,068	140,231
		1,371,947
Insurance - 2.3%
Ambac Financial Group, Inc. (I)	12,128	297,864
American Equity Investment Life
Holding Company	17,159	452,654
AMERISAFE, Inc.	5,247	221,633
Amtrust Financial Services, Inc. (L)	8,289	270,967
Argo Group International Holdings, Ltd.	7,322	340,400
Baldwin & Lyons, Inc., Class B	3,216	87,861
Citizens, Inc. (I)(L)	9,777	85,549
CNO Financial Group, Inc.	59,117	1,045,780
Crawford & Company, Class B	7,283	67,295
eHealth, Inc. (I)	4,971	231,102
Employers Holdings, Inc.	8,236	260,669
Enstar Group, Ltd. (I)	2,411	334,912
FBL Financial Group, Inc., Class A	2,665	119,365

The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
First American Financial Corp.	28,745	$810,609
Global Indemnity PLC (I)	2,528	63,958
Greenlight Capital Re, Ltd., Class A (I)	7,756	261,455
HCI Group, Inc. (L)	2,508	134,178
Hilltop Holdings, Inc. (I)	16,650	385,115
Horace Mann Educators Corp.	10,633	335,365
Infinity Property & Casualty Corp.	3,261	233,977
Kansas City Life Insurance Company	1,498	71,515
Maiden Holdings, Ltd.	13,628	148,954
Meadowbrook Insurance Group, Inc.	14,442	100,516
Montpelier Re Holdings, Ltd.	11,620	338,142
National Interstate Corp.	1,931	44,413
National Western Life Insurance
Company, Class A	640	143,072
OneBeacon Insurance Group, Ltd., Class A	7,401	117,084
Platinum Underwriters Holdings, Ltd.	7,598	465,605
Primerica, Inc.	15,277	655,536
RLI Corp.	5,709	555,942
Safety Insurance Group, Inc.	3,476	195,699
Selective Insurance Group, Inc.	15,178	410,717
State Auto Financial Corp.	4,084	86,744
Stewart Information Services Corp. (L)	5,798	187,101
Symetra Financial Corp.	21,982	416,779
The Navigators Group, Inc. (I)	2,793	176,406
The Phoenix Companies, Inc. (I)	1,689	103,705
Third Point Reinsurance, Ltd. (I)	6,713	124,392
Tower Group International, Ltd. (L)	14,872	50,267
United Fire Group, Inc.	5,711	163,677
Universal Insurance Holdings, Inc.	8,738	126,526
		10,723,500
Real Estate Investment Trusts - 6.7%
Acadia Realty Trust	14,890	369,719
AG Mortgage Investment Trust, Inc.	7,929	124,010
Agree Realty Corp.	3,893	112,975
Alexander’s, Inc.	551	181,830
American Assets Trust, Inc.	8,922	280,418
American Capital Mortgage Investment Corp.	15,776	275,449
American Realty Capital Properties, Inc.	40,379	519,274
American Residential Properties, Inc. (I)	4,135	70,957
AmREIT, Inc., Class B	6,649	111,703
Anworth Mortgage Asset Corp.	38,474	161,976
Apollo Commercial Real Estate Finance, Inc.	9,527	154,814
Apollo Residential Mortgage, Inc.	8,432	124,625
Ares Commercial Real Estate Corp.	6,398	83,814
Armada Hoffler Properties, Inc.	6,899	64,023
ARMOUR Residential REIT, Inc.	99,298	398,185
Ashford Hospitality Prime, Inc.	3,295	59,969
Ashford Hospitality Trust, Inc.	16,479	136,446
Associated Estates Realty Corp.	15,563	249,786
Aviv REIT, Inc.	3,250	77,025
Campus Crest Communities, Inc.	17,650	166,087
Capstead Mortgage Corp.	25,015	302,181
Cedar Realty Trust, Inc.	21,562	134,978
Chambers Street Properties	62,973	481,743
Chatham Lodging Trust	7,442	152,189
Chesapeake Lodging Trust	13,309	336,585
Colony Financial, Inc.	17,130	347,568
Coresite Realty Corp.	5,486	176,594
Cousins Properties, Inc.	44,548	458,844
CubeSmart	35,397	564,228
CyrusOne, Inc.	5,366	119,823
CYS Investments, Inc.	46,447	344,172
DCT Industrial Trust, Inc.	76,276	543,848

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
DiamondRock Hospitality Company	51,768	$597,920
DuPont Fabros Technology, Inc.	16,499	407,690
Dynex Capital, Inc.	15,420	123,360
EastGroup Properties, Inc.	8,024	464,830
Education Realty Trust, Inc.	31,116	274,443
EPR Properties	13,516	664,447
Equity One, Inc.	15,744	353,295
Excel Trust, Inc.	13,483	153,571
FelCor Lodging Trust, Inc.	33,129	270,333
First Industrial Realty Trust, Inc.	28,696	500,745
First Potomac Realty Trust	15,704	182,638
Franklin Street Properties Corp.	24,573	293,647
Getty Realty Corp.	7,225	132,723
Gladstone Commercial Corp.	5,612	100,848
Glimcher Realty Trust	38,904	364,141
Government Properties Income Trust	14,603	362,885
Gramercy Property Trust, Inc. (I)	17,155	98,641
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	4,863	67,887
Healthcare Realty Trust, Inc.	25,546	544,385
Hersha Hospitality Trust	55,085	306,823
Highwoods Properties, Inc.	23,348	844,497
Hudson Pacific Properties, Inc.	11,750	256,973
Inland Real Estate Corp.	22,716	238,972
Invesco Mortgage Capital, Inc.	35,448	520,377
Investors Real Estate Trust	27,128	232,758
iStar Financial, Inc. (I)	22,682	323,672
Kite Realty Group Trust	25,869	169,959
LaSalle Hotel Properties	27,555	850,347
Lexington Realty Trust	47,618	486,180
LTC Properties, Inc.	9,485	335,674
Medical Properties Trust, Inc.	42,847	523,590
Monmouth Real Estate
Investment Corp., Class A	13,528	122,970
National Health Investments, Inc.	6,635	372,224
New Residential Investment Corp.	67,330	449,764
New York Mortgage Trust, Inc.	17,588	122,940
NorthStar Realty Finance Corp.	63,668	856,335
One Liberty Properties, Inc.	3,732	75,125
Parkway Properties, Inc.	15,747	303,757
Pebblebrook Hotel Trust	16,457	506,217
Pennsylvania Real Estate Investment Trust	18,348	348,245
PennyMac Mortgage Investment Trust	18,472	424,117
Potlatch Corp.	10,929	456,176
PS Business Parks, Inc.	4,891	373,770
RAIT Financial Trust	19,355	173,614
Ramco-Gershenson Properties Trust	15,965	251,289
Redwood Trust, Inc.	21,854	423,312
Resource Capital Corp.	33,982	201,513
Retail Opportunity Investments Corp.	19,335	284,611
Rexford Industrial Realty, Inc.	6,008	79,306
RLJ Lodging Trust	32,568	792,054
Rouse Properties, Inc.	6,120	135,803
Ryman Hospitality Properties	11,673	487,698
Sabra Health Care REIT, Inc.	10,088	263,700
Saul Centers, Inc.	2,285	109,063
Select Income REIT	5,848	156,376
Sovran Self Storage, Inc.	8,322	542,345
STAG Industrial, Inc.	11,211	228,592
Strategic Hotels & Resorts, Inc. (I)	48,638	459,629
Summit Hotel Properties, Inc.	21,246	191,214
Sun Communities, Inc.	9,658	411,817
Sunstone Hotel Investors, Inc.	43,466	582,444

The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Terreno Realty Corp.	5,846	$103,474
The Geo Group, Inc.	18,867	607,895
Universal Health Realty Income Trust	3,281	131,437
Urstadt Biddle Properties, Inc., Class A	7,135	131,641
Washington Real Estate Investment Trust	17,784	415,434
Western Asset Mortgage Capital Corp.	6,634	98,714
Whitestone REIT	7,159	95,716
Winthrop Realty Trust	9,099	100,544
		30,604,964
Real Estate Management & Development - 0.3%
Alexander & Baldwin, Inc.	11,522	480,813
Altisource Residential Corp., Class B	11,234	338,256
AV Homes, Inc. (I)	3,129	56,854
Consolidated-Tomoka Land Company	1,269	46,052
Forestar Group, Inc. (I)	9,279	197,364
Kennedy-Wilson Holdings, Inc.	15,336	341,226
Tejon Ranch Company (I)	3,861	141,930
		1,602,495
Thrifts & Mortgage Finance - 1.6%
Astoria Financial Corp.	23,642	326,969
Banc of California, Inc.	5,799	77,765
Bank Mutual Corp.	14,254	99,921
BankFinancial Corp.	5,182	47,467
Beneficial Mutual Bancorp, Inc. (I)	9,984	109,025
Berkshire Hills Bancorp, Inc.	6,882	187,672
BofI Holding, Inc. (I)	3,219	252,466
Brookline Bancorp, Inc.	20,692	198,022
Capitol Federal Financial, Inc.	39,432	477,522
Charter Financial Corp.	7,478	80,538
Dime Community Bancshares, Inc.	8,783	148,608
Doral Financial Corp. (I)	2,049	32,087
ESB Financial Corp.	3,609	51,248
EverBank Financial Corp.	21,362	391,779
Federal Agricultural Mortgage Corp., Class C	2,960	101,380
First Defiance Financial Corp.	2,788	72,404
Flagstar Bancorp, Inc. (I)	5,593	109,735
Fox Chase Bancorp, Inc.	3,780	65,696
Franklin Financial Corp. (I)	3,649	72,177
Hingham Institution for Savings	622	48,821
Home Bancorp, Inc. (I)	2,232	42,073
Home Loan Servicing Solutions, Ltd.	18,721	430,021
HomeStreet, Inc.	3,553	71,060
Kearny Financial Corp. (I)	4,582	53,289
Meta Financial Group, Inc.	2,012	81,144
MGIC Investment Corp. (I)	86,444	729,587
Northfield Bancorp, Inc.	16,042	211,754
Northwest Bancshares, Inc.	24,996	369,441
OceanFirst Financial Corp.	4,199	71,929
Oritani Financial Corp.	13,288	213,272
PennyMac Financial Services, Inc. (I)	4,000	70,200
Provident Financial Holdings, Inc.	2,842	42,630
Provident Financial Services, Inc.	16,141	311,844
Radian Group, Inc. (L)	46,077	650,607
Rockville Financial, Inc.	7,986	113,481
Territorial Bancorp, Inc.	4,013	93,102
Tree.com, Inc. (I)	1,932	63,447
TrustCo Bank Corp.	25,482	182,961
United Financial Bancorp, Inc.	5,655	106,823
Walker & Dunlop, Inc. (I)	4,623	74,754

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
WSFS Financial Corp.	2,298	$178,164
		7,112,885
		99,619,473
Health Care - 12.6%
Biotechnology - 3.9%
ACADIA Pharmaceuticals, Inc. (I)(L)	18,682	466,863
Achillion Pharmaceuticals, Inc. (I)(L)	25,825	85,739
Acorda Therapeutics, Inc. (I)	10,890	317,988
Aegerion Pharmaceuticals, Inc. (I)	7,681	545,044
Agios Pharmaceuticals, Inc. (I)(L)	1,959	46,918
Alnylam Pharmaceuticals, Inc. (I)	15,476	995,571
AMAG Pharmaceuticals, Inc. (I)	5,762	139,844
Anacor Pharmaceuticals, Inc. (I)(L)	6,900	115,782
Arena Pharmaceuticals, Inc. (I)(L)	58,180	340,353
Arqule, Inc. (I)	19,569	42,073
Array BioPharma, Inc. (I)	31,611	158,371
AVEO Pharmaceuticals, Inc. (I)	14,259	26,237
Biotime, Inc. (I)	9,877	35,557
Bluebird Bio, Inc. (I)	2,020	42,380
Cell Therapeutics, Inc. (I)(L)	33,088	63,529
Celldex Therapeutics, Inc. (I)(L)	21,570	522,210
Cepheid, Inc. (I)(L)	17,840	833,485
Chelsea Therapeutics International, Ltd. (I)(L)	20,133	89,189
ChemoCentryx, Inc. (I)(L)	6,838	39,592
Chimerix, Inc. (I)	2,442	36,899
Clovis Oncology, Inc. (I)	4,278	257,835
Coronado Biosciences, Inc. (I)(L)	6,381	16,782
Curis, Inc. (I)	21,663	61,090
Cytokinetics, Inc. (I)	7,729	50,239
Cytori Therapeutics, Inc. (I)(L)	16,983	43,646
Dendreon Corp. (I)(L)	41,338	123,601
Durata Therapeutics, Inc. (I)(L)	4,434	56,711
Dyax Corp. (I)	32,469	244,492
Dynavax Technologies Corp. (I)(L)	49,815	97,637
Emergent Biosolutions, Inc. (I)	7,256	166,815
Enzon Pharmaceuticals, Inc.	12,249	14,209
Epizyme, Inc. (I)(L)	1,462	30,410
Exact Sciences Corp. (I)(L)	18,923	221,210
Exelixis, Inc. (I)(L)	49,493	303,392
Galena Biopharma, Inc. (I)	28,768	142,689
Genomic Health, Inc. (I)(L)	4,619	135,198
Geron Corp. (I)	35,139	166,559
GTx, Inc. (I)(L)	7,834	12,926
Halozyme Therapeutics, Inc. (I)(L)	23,600	353,764
Hyperion Therapeutics, Inc. (I)(L)	2,425	49,034
Idenix Pharmaceuticals, Inc. (I)(L)	27,301	163,260
Immunogen, Inc. (I)(L)	22,738	333,566
Immunomedics, Inc. (I)(L)	20,430	93,978
Infinity Pharmaceuticals, Inc. (I)	12,939	178,688
Insmed, Inc. (I)	9,361	159,231
Insys Therapeutics, Inc. (I)	1,377	53,304
Intercept Pharmaceuticals, Inc. (I)	1,953	133,351
InterMune, Inc. (I)	21,610	318,315
Intrexon Corp. (I)(L)	3,145	74,851
Ironwood Pharmaceuticals, Inc. (I)(L)	25,129	291,748
Isis Pharmaceuticals, Inc. (I)(L)	29,916	1,191,853
Keryx Biopharmaceuticals, Inc. (I)(L)	21,846	282,906
Kythera Biopharmaceuticals, Inc. (I)(L)	3,170	118,083
Lexicon Pharmaceuticals, Inc. (I)(L)	60,733	109,319
Ligand Pharmaceuticals, Inc., Class B (I)	4,757	250,218
MannKind Corp. (I)(L)	39,121	203,820
Merrimack Pharmaceuticals, Inc. (I)(L)	27,475	146,717

The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Mimedx Group, Inc. (I)	23,043	$201,396
Momenta Pharmaceuticals, Inc. (I)	12,711	224,730
Nanosphere, Inc. (I)(L)	16,300	37,327
Navidea Biopharmaceuticals, Inc. (I)(L)	34,452	71,316
Neurocrine Biosciences, Inc. (I)	17,565	164,057
NewLink Genetics Corp. (I)(L)	4,777	105,142
Novavax, Inc. (I)(L)	50,346	257,772
NPS Pharmaceuticals, Inc. (I)	26,738	811,766
OncoGenex Pharmaceuticals, Inc. (I)	4,229	35,270
Opko Health, Inc. (I)(L)	50,274	424,313
Orexigen Therapeutics, Inc. (I)(L)	25,545	143,818
Osiris Therapeutics, Inc. (I)(L)	4,421	71,090
OvaScience, Inc. (I)	2,901	26,515
PDL BioPharma, Inc. (L)	37,495	316,458
Peregrine Pharmaceuticals, Inc. (I)(L)	39,798	55,319
Portola Pharmaceuticals, Inc. (I)	2,978	76,684
Progenics Pharmaceuticals, Inc. (I)	17,134	91,324
Prothena Corp. PLC (I)	3,788	100,458
PTC Therapeutics, Inc. (I)	2,834	48,093
Puma Biotechnology, Inc. (I)	5,959	616,935
Raptor Pharmaceutical Corp. (I)(L)	16,053	209,010
Receptos, Inc. (I)	1,663	48,210
Repligen Corp. (I)	8,506	116,022
Rigel Pharmaceuticals, Inc. (I)	23,620	67,317
Sangamo Biosciences, Inc. (I)	16,558	229,991
Sarepta Therapeutics, Inc. (I)(L)	9,005	183,432
SIGA Technologies, Inc. (I)(L)	11,746	38,409
Spectrum Pharmaceuticals, Inc. (I)	17,308	153,176
Stemline Therapeutics, Inc. (I)	2,557	50,117
Sunesis Pharmaceuticals, Inc. (I)	8,418	39,901
Synageva BioPharma Corp. (I)(L)	5,162	334,085
Synergy Pharmaceuticals, Inc. (I)(L)	21,902	123,308
Synta Pharmaceuticals Corp. (I)(L)	10,508	55,062
Targacept, Inc. (I)	7,949	32,988
TESARO, Inc. (I)	3,499	98,812
Tetraphase Pharmaceuticals, Inc. (I)	3,642	49,240
Threshold Pharmaceuticals, Inc. (I)	13,573	63,386
Trius Therapeutics, Inc. (I)(L)	10,401	1,352
Vanda Pharmaceuticals, Inc. (I)(L)	9,085	112,745
Verastem, Inc. (I)	5,206	59,348
Vical, Inc. (I)	20,926	24,693
XOMA Corp. (I)(L)	19,249	129,546
ZIOPHARM Oncology, Inc. (I)(L)	18,107	78,584
		17,773,588
Health Care Equipment & Supplies - 3.4%
Abaxis, Inc. (I)(L)	5,945	237,919
ABIOMED, Inc. (I)(L)	10,270	274,620
Accuray, Inc. (I)(L)	20,274	176,587
Align Technology, Inc. (I)	19,424	1,110,082
Analogic Corp.	3,237	286,669
AngioDynamics, Inc. (I)	6,734	115,757
Anika Therapeutics, Inc. (I)	3,334	127,225
Antares Pharma, Inc. (I)(L)	31,607	141,599
ArthroCare Corp. (I)	7,466	300,432
AtriCure, Inc. (I)	6,068	113,350
Atrion Corp.	385	114,056
Cantel Medical Corp.	8,762	297,119
Cardiovascular Systems, Inc. (I)	5,656	193,944
Cerus Corp. (I)	18,291	117,977
CONMED Corp.	7,395	314,288
CryoLife, Inc.	8,499	94,254
Cutera, Inc. (I)	4,482	45,627
Cyberonics, Inc. (I)(L)	7,343	481,040

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Cynosure, Inc., Class A (I)	5,305	$141,537
Derma Sciences, Inc. (I)	4,070	44,037
DexCom, Inc. (I)(L)	18,860	667,833
Endologix, Inc. (I)	16,785	292,730
Exactech, Inc. (I)	2,905	69,023
GenMark Diagnostics, Inc. (I)	9,886	131,583
Globus Medical, Inc., Class A (I)(L)	14,494	292,489
Greatbatch, Inc. (I)	6,344	280,659
Haemonetics Corp. (I)(L)	13,499	568,713
HeartWare International, Inc. (I)	4,386	412,109
ICU Medical, Inc. (I)	3,448	219,672
Insulet Corp. (I)(L)	14,260	529,046
Integra LifeSciences Holdings Corp. (I)(L)	5,318	253,722
Invacare Corp.	8,446	196,032
Masimo Corp. (I)	13,026	380,750
Meridian Bioscience, Inc. (L)	11,017	292,281
Merit Medical Systems, Inc. (I)	11,615	182,820
Natus Medical, Inc. (I)	8,252	185,670
Neogen Corp. (I)	9,501	434,196
NuVasive, Inc. (I)	11,824	382,270
NxStage Medical, Inc. (I)	15,912	159,120
OraSure Technologies, Inc. (I)	15,327	96,407
Orthofix International NV (I)	5,432	123,958
PhotoMedex, Inc. (I)(L)	4,557	59,013
Quidel Corp. (I)	7,555	233,374
Rockwell Medical Technologies, Inc. (I)(L)	10,601	110,674
RTI Biologics, Inc. (I)	15,845	56,091
Solta Medical, Inc. (I)	22,283	65,735
Spectranetics Corp. (I)	10,633	265,825
Staar Surgical Company (I)	10,329	167,227
STERIS Corp.	15,543	746,841
SurModics, Inc. (I)	4,368	106,536
Symmetry Medical, Inc. (I)	10,974	110,618
Tearlab Corp. (I)(L)	8,073	75,402
Thoratec Corp. (I)	15,211	556,723
Tornier BV (I)	7,059	132,639
Unilife Corp. (I)(L)	25,620	112,728
Utah Medical Products, Inc.	826	47,214
Vascular Solutions, Inc. (I)	4,495	104,059
Volcano Corp. (I)(L)	14,662	320,365
West Pharmaceutical Services, Inc.	18,288	897,209
Wright Medical Group, Inc. (I)	10,876	334,002
Zeltiq Aesthetics, Inc. (I)	4,894	92,546
		15,474,023
Health Care Providers & Services - 2.5%
Acadia Healthcare Company, Inc. (I)(L)	9,397	444,760
Accretive Health, Inc. (I)(L)	15,490	141,888
Addus HomeCare Corp. (I)	1,625	36,481
Air Methods Corp. (I)(L)	10,364	604,532
Alliance HealthCare Services, Inc. (I)	1,534	37,951
Almost Family, Inc. (I)	2,598	83,993
Amedisys, Inc. (I)(L)	8,439	123,463
AMN Healthcare Services, Inc. (I)	12,487	183,559
Amsurg Corp. (I)	8,556	392,892
Bio-Reference Labs, Inc. (I)(L)	6,589	168,283
BioScrip, Inc. (I)	15,395	113,923
Capital Senior Living Corp. (I)	7,756	186,066
Centene Corp. (I)	14,411	849,528
Chemed Corp. (L)	4,979	381,491
Chindex International, Inc. (I)	3,596	62,678
Corvel Corp. (I)	3,106	145,050
Cross Country Healthcare, Inc. (I)	9,157	91,387
Emeritus Corp. (I)	10,758	232,696

The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
ExamWorks Group, Inc. (I)	8,088	$241,589
Five Star Quality Care, Inc. (I)	11,464	62,937
Gentiva Health Services, Inc. (I)	8,529	105,845
Hanger, Inc. (I)	9,267	364,564
HealthSouth Corp.	22,880	762,362
Healthways, Inc. (I)	9,362	143,707
IPC The Hospitalist Company, Inc. (I)	4,448	264,167
Kindred Healthcare, Inc.	14,225	280,802
Landauer, Inc.	2,597	136,628
LHC Group, Inc. (I)	3,412	82,024
Magellan Health Services, Inc. (I)	7,173	429,734
Molina Healthcare, Inc. (I)	7,334	254,857
MWI Veterinary Supply, Inc. (I)	3,384	577,277
National Healthcare Corp.	2,551	137,524
Owens & Minor, Inc. (L)	16,568	605,726
PharMerica Corp. (I)	8,166	175,569
Select Medical Holdings Corp.	13,159	152,776
Skilled Healthcare Group, Inc., Class A (I)	6,188	29,764
Team Health Holdings, Inc. (I)	18,231	830,422
The Ensign Group, Inc.	5,180	229,319
The Providence Service Corp. (I)	2,846	73,199
Triple-S Management Corp., Class B (I)	6,626	128,809
Universal American Corp.	10,042	73,307
US Physical Therapy, Inc.	3,484	122,846
WellCare Health Plans, Inc. (I)	11,508	810,393
		11,356,768
Health Care Technology - 0.8%
athenahealth, Inc. (I)(L)	9,769	1,313,931
Computer Programs & Systems, Inc.	3,049	188,459
HealthStream, Inc. (I)	5,335	174,828
HMS Holdings Corp. (I)(L)	23,414	532,200
MedAssets, Inc. (I)	16,327	323,764
Medidata Solutions, Inc. (I)	14,154	857,308
Merge Healthcare, Inc. (I)	19,761	45,846
Omnicell, Inc. (I)	9,079	231,787
Quality Systems, Inc.	10,855	228,606
Vocera Communications, Inc. (I)	5,960	93,036
		3,989,765
Life Sciences Tools & Services - 0.4%
Accelerate Diagnostics, Inc. (I)(L)	3,166	38,625
Affymetrix, Inc. (I)(L)	19,256	165,024
Albany Molecular Research, Inc. (I)(L)	6,239	62,889
Cambrex Corp. (I)	7,934	141,463
Fluidigm Corp. (I)	6,858	262,799
Furiex Pharmaceuticals, Inc. (I)(L)	1,989	83,558
Luminex Corp. (I)	10,302	199,859
Neogenomics, Inc. (I)	10,391	37,615
Pacific Biosciences of California, Inc. (I)	13,731	71,813
PAREXEL International Corp. (I)	15,118	683,031
Sequenom, Inc. (I)(L)	31,221	73,057
		1,819,733
Pharmaceuticals - 1.6%
Acelrx Pharmaceuticals, Inc. (I)(L)	6,659	75,313
Akorn, Inc. (I)(L)	15,538	382,701
Ampio Pharmaceuticals, Inc. (I)(L)	8,373	59,699
Aratana Therapeutics, Inc. (I)	1,902	36,328
Auxilium Pharmaceuticals, Inc. (I)	13,098	271,653
AVANIR Pharmaceuticals, Inc., Class A (I)	38,521	129,431
BioDelivery Sciences International, Inc. (I)	8,327	49,046
Cadence Pharmaceuticals, Inc. (I)	16,267	147,216
Cempra, Inc. (I)	5,750	71,243

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Corcept Therapeutics, Inc. (I)	17,665	$56,881
Depomed, Inc. (I)	15,260	161,451
Endocyte, Inc. (I)(L)	8,127	86,878
Forest Laboratories, Inc.
(German Exchange) (I)	3,580	0
Hi-Tech Pharmacal Company, Inc. (I)	3,038	131,819
Horizon Pharma, Inc. (I)(L)	14,766	112,517
Impax Laboratories, Inc. (I)	18,326	460,716
Lannett Company, Inc. (I)	4,992	165,235
Nektar Therapeutics (I)	30,957	351,362
Omeros Corp. (I)	8,231	92,928
Pacira Pharmaceuticals, Inc. (I)	7,352	422,666
Pozen, Inc. (I)	9,154	73,598
Prestige Brands Holdings, Inc. (I)	13,652	488,742
Questcor Pharmaceuticals, Inc. (L)	13,795	751,138
Repros Therapeutics, Inc. (I)	6,305	115,382
Sagent Pharmaceuticals, Inc. (I)	5,113	129,768
Santarus, Inc. (I)	14,778	472,305
Sciclone Pharmaceuticals, Inc. (I)(L)	15,510	78,170
Supernus Pharmaceuticals, Inc. (I)	4,770	35,966
The Medicines Company (I)	16,824	649,743
TherapeuticsMD, Inc. (I)	23,545	122,669
ViroPharma, Inc. (I)	17,392	866,991
Vivus, Inc. (I)(L)	27,001	245,169
XenoPort, Inc. (I)	12,209	70,202
Zogenix, Inc. (I)(L)	20,346	69,990
		7,434,916
		57,848,793
Industrials - 14.1%
Aerospace & Defense - 1.7%
AAR Corp.	10,644	298,138
Aerovironment, Inc. (I)(L)	5,275	153,661
American Science & Engineering, Inc.	2,280	163,955
Astronics Corp. (I)	4,128	210,528
Cubic Corp.	5,418	285,312
Curtiss-Wright Corp.	12,547	780,800
DigitalGlobe, Inc. (I)	19,881	818,103
Ducommun, Inc. (I)	3,030	90,324
Engility Holdings, Inc. (I)	4,662	155,711
Esterline Technologies Corp. (I)	8,358	852,182
GenCorp, Inc. (I)(L)	16,109	290,284
HEICO Corp. (L)	17,778	1,030,235
Kratos Defense &
Security Solutions, Inc. (I)(L)	12,729	97,759
LMI Aerospace, Inc. (I)(L)	3,244	47,817
Moog, Inc., Class A (I)	11,239	763,578
National Presto Industries, Inc. (L)	1,547	124,534
Orbital Sciences Corp. (I)	16,203	377,530
Sparton Corp. (I)	3,095	86,505
Taser International, Inc. (I)	13,613	216,174
Teledyne Technologies, Inc. (I)	9,955	914,466
The KEYW Holding Corp. (I)(L)	9,072	121,928
		7,879,524
Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc. (I)	14,346	116,059
Atlas Air Worldwide Holdings, Inc. (I)	6,983	287,350
Echo Global Logistics, Inc. (I)	5,333	114,553
Forward Air Corp.	8,233	361,511
Hub Group, Inc., Class A (I)	9,896	394,652
Pacer International, Inc. (I)	9,663	79,816
Park-Ohio Holdings Corp. (I)	2,511	131,576

The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Freight & Logistics (continued)
UTi Worldwide, Inc.	24,137	$423,846
XPO Logistics, Inc. (I)(L)	7,945	208,874
		2,118,237
Airlines - 0.5%
Allegiant Travel Company	3,992	420,916
Hawaiian Holdings, Inc. (I)(L)	14,217	136,910
JetBlue Airways Corp. (I)(L)	61,846	528,783
Republic Airways Holdings, Inc. (I)	13,606	145,448
SkyWest, Inc.	13,964	207,086
Spirit Airlines, Inc. (I)	16,017	727,332
		2,166,475
Building Products - 0.7%
AAON, Inc.	7,375	235,631
American Woodmark Corp. (I)	2,908	114,953
Apogee Enterprises, Inc.	7,758	278,590
Builders FirstSource, Inc. (I)	12,226	87,294
Gibraltar Industries, Inc. (I)	8,355	155,319
Griffon Corp.	12,272	162,113
Insteel Industries, Inc.	4,847	110,172
NCI Building Systems, Inc. (I)	5,466	95,874
Nortek, Inc. (I)	2,394	178,592
Patrick Industries, Inc. (I)	1,990	57,571
PGT, Inc. (I)	9,442	95,553
Ply Gem Holdings, Inc. (I)	4,452	80,270
Quanex Building Products Corp.	9,898	197,168
Simpson Manufacturing Company, Inc. (L)	10,862	398,961
Trex Company, Inc. (I)	4,577	364,009
Universal Forest Products, Inc.	5,341	278,480
USG Corp. (I)	20,393	578,753
		3,469,303
Commercial Services & Supplies - 2.0%
ABM Industries, Inc.	14,579	416,814
ACCO Brands Corp. (I)	30,467	204,738
Acorn Energy, Inc. (I)	5,983	24,351
ARC Document Solutions, Inc. (I)	11,351	93,305
Casella Waste Systems, Inc., Class A (I)	10,778	62,512
CECO Environmental Corp.	5,433	87,852
Cenveo, Inc. (I)	17,110	58,858
Consolidated Graphics, Inc. (I)	1,984	133,801
Courier Corp.	3,683	66,625
Deluxe Corp. (L)	13,476	703,312
EnerNOC, Inc. (I)	6,983	120,177
Ennis, Inc.	6,925	122,573
G&K Services, Inc., Class A	5,173	321,916
Healthcare Services Group, Inc. (L)	18,303	519,256
Heritage-Crystal Clean, Inc. (I)	3,533	72,391
Herman Miller, Inc.	15,706	463,641
HNI Corp.	12,181	472,988
InnerWorkings, Inc. (I)	12,008	93,542
Interface, Inc.	16,051	352,480
Kimball International, Inc., Class B	9,275	139,403
Knoll, Inc.	12,932	236,785
McGrath RentCorp. (L)	6,351	252,770
Mine Safety Appliances Company	7,526	385,406
Mobile Mini, Inc. (I)	10,203	420,160
Multi-Color Corp.	3,395	128,127
Performant Financial Corp. (I)	6,208	63,942
Quad/Graphics, Inc. (L)	6,696	182,332
Schawk, Inc.	3,219	47,867
SP Plus Corp. (I)	4,532	118,013
Steelcase, Inc., Class A	22,558	357,770

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Team, Inc. (I)	5,531	$234,183
Tetra Tech, Inc. (I)	17,327	484,809
The Brink’s Company	12,775	436,139
UniFirst Corp.	3,868	413,876
United Stationers, Inc. (L)	10,731	492,446
US Ecology, Inc.	5,043	187,549
Viad Corp.	5,516	153,234
West Corp.	5,696	146,444
		9,272,387
Construction & Engineering - 0.8%
Aegion Corp. (I)	10,658	233,304
Argan, Inc.	4,077	112,362
Comfort Systems USA, Inc.	10,105	195,936
Dycom Industries, Inc. (I)	8,878	246,720
EMCOR Group, Inc.	17,849	757,512
Furmanite Corp. (I)	10,788	114,569
Granite Construction, Inc.	10,516	367,850
Great Lakes Dredge & Dock Corp. (I)(L)	16,792	154,486
Layne Christensen Company (I)(L)	6,087	103,966
MasTec, Inc. (I)(L)	15,797	516,878
MYR Group, Inc. (I)	5,945	149,101
Northwest Pipe Company (I)	2,827	106,748
Orion Marine Group, Inc. (I)	7,728	92,968
Pike Corp. (I)	7,038	74,392
Primoris Services Corp.	9,606	299,035
Sterling Construction Company, Inc. (I)	5,338	62,615
Tutor Perini Corp. (I)	9,909	260,607
		3,849,049
Electrical Equipment - 1.5%
Acuity Brands, Inc.	11,358	1,241,657
AZZ, Inc.	6,709	327,802
Brady Corp., Class A	12,434	384,584
Capstone Turbine Corp. (I)(L)	83,247	107,389
Coleman Cable, Inc.	2,836	74,360
Encore Wire Corp.	5,604	303,737
EnerSys, Inc.	12,728	892,106
Enphase Energy, Inc. (I)(L)	4,980	31,573
Franklin Electric Company, Inc. (L)	12,667	565,455
FuelCell Energy, Inc. (I)(L)	43,894	61,891
Generac Holdings, Inc.	13,625	771,720
General Cable Corp.	13,115	385,712
Global Power Equipment Group, Inc.	5,107	99,944
GrafTech International, Ltd. (I)(L)	31,285	351,331
II-VI, Inc. (I)	13,867	244,059
LSI Industries, Inc.	7,088	61,453
Polypore International, Inc. (I)(L)	12,379	481,543
Powell Industries, Inc.	2,456	164,527
PowerSecure International, Inc. (I)	6,076	104,325
Preformed Line Products Company	757	55,382
Thermon Group Holdings, Inc. (I)	7,332	200,384
Vicor Corp. (I)	5,438	72,978
		6,983,912
Industrial Conglomerates - 0.1%
Raven Industries, Inc. (L)	9,731	400,333
Machinery - 3.2%
Accuride Corp. (I)	12,258	45,722
Actuant Corp., Class A	19,340	708,618
Alamo Group, Inc.	1,922	116,646
Albany International Corp., Class A	7,403	265,990
Altra Holdings, Inc.	7,285	249,293
American Railcar Industries, Inc. (L)	2,566	117,395

The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Astec Industries, Inc.	5,613	$216,830
Barnes Group, Inc.	14,337	549,250
Blount International, Inc. (I)	13,340	193,030
Briggs & Stratton Corp. (L)	12,855	279,725
Chart Industries, Inc. (I)	8,072	772,006
CIRCOR International, Inc.	4,695	379,262
CLARCOR, Inc.	13,083	841,891
Columbus McKinnon Corp. (I)	5,221	141,698
Commercial Vehicle Group, Inc. (I)	8,181	59,476
Douglas Dynamics, Inc.	6,125	103,023
Dynamic Materials Corp.	3,687	80,155
Energy Recovery, Inc. (I)(L)	13,239	73,609
EnPro Industries, Inc. (I)(L)	5,549	319,900
ESCO Technologies, Inc.	7,137	244,514
Federal Signal Corp. (I)	16,557	242,560
Flow International Corp. (I)	16,122	65,133
FreightCar America, Inc.	3,344	89,017
Global Brass & Copper Holdings, Inc.	2,473	40,928
Graham Corp.	2,956	107,273
Greenbrier Companies, Inc. (I)(L)	6,556	215,299
Hardinge, Inc.	3,713	53,727
Hurco Companies, Inc.	1,840	46,018
Hyster-Yale Materials Handling, Inc.	2,798	260,662
John Bean Technologies Corp.	7,841	229,977
Kadant, Inc.	3,198	129,583
LB Foster Company, Class A	3,061	144,755
Lindsay Corp. (L)	3,433	284,081
Lydall, Inc. (I)	4,705	82,902
Manitex International, Inc. (I)	3,721	59,089
Meritor, Inc. (I)	26,378	275,123
Middleby Corp. (I)	4,994	1,198,410
Miller Industries, Inc. (L)	3,157	58,815
Mueller Industries, Inc.	7,525	474,150
Mueller Water Products, Inc., Class A	41,990	393,446
NN, Inc.	5,081	102,585
PMFG, Inc. (I)(L)	6,070	54,934
Proto Labs, Inc. (I)(L)	4,516	321,449
RBC Bearings, Inc. (I)	6,205	439,004
Rexnord Corp. (I)	8,163	220,483
Standex International Corp.	3,475	218,508
Sun Hydraulics Corp.	5,790	236,406
Tecumseh Products Company, Class A (I)	5,251	47,522
Tennant Company	4,905	332,608
The ExOne Company (I)(L)	1,772	107,135
The Gorman-Rupp Company	5,193	173,585
Titan International, Inc.	14,246	256,143
Trimas Corp. (I)	12,046	480,515
Twin Disc, Inc. (L)	2,658	68,816
Wabash National Corp. (I)	18,268	225,610
Watts Water Technologies, Inc., Class A	7,579	468,913
Woodward, Inc.	18,314	835,302
Xerium Technologies, Inc. (I)	3,457	57,006
		14,855,505
Marine - 0.1%
International Shipholding Corp.	1,811	53,425
Matson, Inc.	11,369	296,845
		350,270
Professional Services - 1.4%
Acacia Research Corp. (L)	13,318	193,644
Barrett Business Services, Inc.	1,863	172,775
CBIZ, Inc. (I)(L)	10,725	97,812
CDI Corp.	3,798	70,377

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
CRA International, Inc. (I)	2,933	$58,073
Exponent, Inc.	3,530	273,363
Franklin Covey Company (I)	2,607	51,827
FTI Consulting, Inc. (I)	10,704	440,363
GP Strategies Corp. (I)	4,125	122,884
Heidrick & Struggles International, Inc.	4,932	99,330
Huron Consulting Group, Inc. (I)	6,251	392,063
ICF International, Inc. (I)	5,394	187,226
Insperity, Inc.	5,934	214,395
Kelly Services, Inc., Class A	7,275	181,439
Kforce, Inc.	7,612	155,742
Korn/Ferry International (I)	12,719	332,220
Mistras Group, Inc. (I)	4,264	89,032
Navigant Consulting, Inc. (I)	13,489	258,989
Odyssey Marine Exploration, Inc. (I)(L)	25,521	51,552
On Assignment, Inc. (I)	12,194	425,814
Pendrell Corp. (I)	43,962	88,364
Resources Connection, Inc.	11,353	162,688
RPX Corp. (I)	8,668	146,489
The Advisory Board Company (I)(L)	9,443	601,236
The Corporate Executive Board Company	8,932	691,605
TrueBlue, Inc. (I)	10,746	277,032
VSE Corp.	1,215	58,332
WageWorks, Inc. (I)	6,634	394,325
		6,288,991
Road & Rail - 0.5%
Arkansas Best Corp.	6,767	227,913
Celadon Group, Inc.	5,860	114,153
Heartland Express, Inc. (L)	12,774	250,626
Knight Transportation, Inc.	15,752	288,892
Marten Transport, Ltd.	7,017	141,673
Quality Distribution, Inc. (I)	6,216	79,751
Roadrunner Transportation Systems, Inc. (I)	4,914	132,432
Saia, Inc. (I)	6,676	213,966
Swift Transportation Company (I)(L)	22,299	495,261
Universal Truckload Services, Inc.	1,495	45,612
Werner Enterprises, Inc. (L)	12,195	301,582
		2,291,861
Trading Companies & Distributors - 1.0%
Aceto Corp.	7,390	184,824
Aircastle, Ltd.	17,939	343,711
Applied Industrial Technologies, Inc.	11,212	550,397
Beacon Roofing Supply, Inc. (I)	13,042	525,332
CAI International, Inc. (I)	4,773	112,500
DXP Enterprises, Inc. (I)	2,563	295,258
H&E Equipment Services, Inc. (I)	7,935	235,114
Houston Wire & Cable Company	5,864	78,460
Kaman Corp.	7,524	298,929
Rush Enterprises, Inc., Class A (I)(L)	9,323	276,427
Stock Building Supply Holdings, Inc. (I)	2,445	44,548
TAL International Group, Inc. (L)(I)	8,956	513,627
Textainer Group Holdings, Ltd. (L)	5,402	217,268
Titan Machinery, Inc. (I)(L)	4,562	81,295
Watsco, Inc.	6,744	647,829
		4,405,519
Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings, Inc. (I)	10,771	236,100
		64,567,466

The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Information Technology - 17.2%
Communications Equipment - 1.8%
ADTRAN, Inc.	15,803	$426,839
Alliance Fiber Optic Products, Inc. (L)	3,262	49,093
Anaren, Inc. (I)	3,367	94,242
ARRIS Group, Inc. (I)	30,954	754,194
Aruba Networks, Inc. (I)(L)	30,352	543,301
Aviat Networks, Inc. (I)	16,681	37,699
Bel Fuse, Inc., Class B	2,908	61,969
Black Box Corp.	4,410	131,418
CalAmp Corp. (I)	9,363	261,883
Calix, Inc. (I)	10,494	101,162
Ciena Corp. (I)	26,993	645,942
Comtech Telecommunications Corp.	4,457	140,485
Digi International, Inc. (I)	7,126	86,367
Emulex Corp. (I)	24,345	174,310
Extreme Networks, Inc. (I)	25,314	177,198
Finisar Corp. (I)	24,836	594,077
Harmonic, Inc. (I)	27,373	202,013
Infinera Corp. (I)(L)	31,044	303,610
InterDigital, Inc.	10,971	323,535
Ixia (I)	15,242	202,871
KVH Industries, Inc. (I)	4,886	63,665
NETGEAR, Inc. (I)(L)	10,358	341,193
Numerex Corp., Class A (I)	3,797	49,171
Oplink Communications, Inc. (I)	5,512	102,523
Parkervision, Inc. (I)(L)	23,969	109,059
PC-Tel, Inc.	6,155	58,903
Plantronics, Inc.	11,497	534,036
Procera Networks, Inc. (I)(L)	5,857	87,972
Ruckus Wireless, Inc. (I)	11,440	162,448
ShoreTel, Inc. (I)	16,142	149,798
Sonus Networks, Inc. (I)	57,023	179,622
Tessco Technologies, Inc.	1,617	65,197
Ubiquiti Networks, Inc. (I)(L)	3,446	158,378
ViaSat, Inc. (I)(L)	10,534	659,955
Westell Technologies, Inc., Class A (I)	14,423	58,413
		8,092,541
Computers & Peripherals - 0.4%
Avid Technology, Inc. (I)	9,068	73,904
Cray, Inc. (I)	10,490	288,055
Datalink Corp. (I)	5,862	63,896
Electronics for Imaging, Inc. (I)	12,422	481,104
Fusion-io, Inc. (I)(L)	20,406	181,817
Imation Corp. (I)	10,242	47,933
Immersion Corp. (I)	7,692	79,843
QLogic Corp. (I)	23,906	282,808
Quantum Corp. (I)	59,436	71,323
Silicon Graphics International Corp. (I)	9,232	123,801
Super Micro Computer, Inc. (I)	8,853	151,917
		1,846,401
Electronic Equipment, Instruments & Components - 2.7%
Aeroflex Holding Corp. (I)	5,810	37,765
Agilysys, Inc. (I)	4,075	56,724
Anixter International, Inc.	7,108	638,583
Audience, Inc. (I)	2,804	32,639
Badger Meter, Inc.	3,859	210,316
Belden, Inc.	11,655	821,095
Benchmark Electronics, Inc. (I)	14,308	330,229
Checkpoint Systems, Inc. (I)	10,759	169,669
Cognex Corp.	23,094	881,729
Coherent, Inc. (I)	6,499	483,461
CTS Corp.	9,292	185,004

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Daktronics, Inc.	10,527	$165,063
DTS, Inc. (I)	4,884	117,118
Electro Rent Corp.	5,287	97,915
Electro Scientific Industries, Inc.	7,707	80,615
Fabrinet (I)	7,667	157,634
FARO Technologies, Inc. (I)	4,572	266,548
FEI Company	11,056	987,964
GSI Group, Inc. (I)	8,116	91,224
Insight Enterprises, Inc. (I)	11,770	267,297
InvenSense, Inc. (I)(L)	15,163	315,087
Itron, Inc. (I)	10,542	436,755
KEMET Corp. (I)	12,622	71,188
Littelfuse, Inc.	5,886	546,986
Maxwell Technologies, Inc. (I)	8,058	62,611
Measurement Specialties, Inc. (I)	4,216	255,869
Mercury Computer Systems, Inc. (I)	9,387	102,788
Mesa Laboratories, Inc.	946	74,337
Methode Electronics, Inc.	9,842	336,498
MTS Systems Corp.	4,201	299,321
Neonode, Inc. (I)(L)	8,109	51,249
Newport Corp. (I)	10,330	186,663
OSI Systems, Inc. (I)	5,318	282,439
Park Electrochemical Corp.	5,342	153,422
PC Connection, Inc.	2,484	61,727
Plexus Corp. (I)	9,160	396,536
RealD, Inc. (I)	10,870	92,830
Rofin-Sinar Technologies, Inc. (I)	7,677	207,433
Rogers Corp. (I)	4,554	280,071
Sanmina Corp. (I)	22,167	370,189
ScanSource, Inc. (I)	7,532	319,583
Speed Commerce, Inc. (I)	13,916	64,988
SYNNEX Corp. (I)	7,001	471,867
TTM Technologies, Inc. (I)	14,981	128,537
Uni-Pixel, Inc. (I)(L)	2,930	29,329
Universal Display Corp. (I)(L)	10,744	369,164
Vishay Precision Group, Inc. (I)	3,501	52,130
Zygo Corp. (I)	4,510	66,658
		12,164,847
Internet Software & Services - 2.9%
Angie’s List, Inc. (I)(L)	11,367	172,210
Bankrate, Inc. (I)(L)	12,162	218,186
Bazaarvoice, Inc. (I)(L)	12,829	101,606
Blucora, Inc. (I)	10,994	320,585
Brightcove, Inc. (I)	7,938	112,243
Carbonite, Inc. (I)	3,757	44,445
ChannelAdvisor Corp. (I)	1,629	67,946
comScore, Inc. (I)	9,518	272,310
Constant Contact, Inc. (I)	8,070	250,735
Cornerstone OnDemand, Inc. (I)	10,746	573,192
CoStar Group, Inc. (I)	7,584	1,399,855
Cvent, Inc. (I)	1,751	63,719
Dealertrack Technologies, Inc. (I)	11,627	559,026
Demand Media, Inc. (I)	10,285	59,344
Demandware, Inc. (I)	4,284	274,690
Dice Holdings, Inc. (I)(L)	11,396	82,621
Digital River, Inc. (I)	9,455	174,918
E2open, Inc. (I)(L)	4,286	102,478
EarthLink, Inc. (I)	27,750	140,693
eGain Corp. (I)	3,809	39,004
Envestnet, Inc. (I)	5,991	241,437
Global Eagle Entertainment, Inc. (I)	6,254	92,997
Gogo, Inc. (I)(L)	2,962	73,487

The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Internap Network Services Corp. (I)	14,252	$107,175
IntraLinks Holdings, Inc. (I)	10,184	123,328
j2 Global, Inc. (L)	12,141	607,171
Limelight Networks, Inc. (I)	17,490	34,630
Liquidity Services, Inc. (I)(L)	6,706	151,958
LivePerson, Inc. (I)	15,033	222,789
LogMeIn, Inc. (I)	6,590	221,095
Marchex, Inc., Class B	6,781	58,656
Marketo, Inc. (I)	1,907	70,692
Millennial Media, Inc. (I)(L)	9,426	68,527
Monster Worldwide, Inc. (I)	31,434	224,124
Move, Inc. (I)	10,580	169,174
NIC, Inc. (L)	17,290	430,002
OpenTable, Inc. (I)(L)	6,053	480,427
Perficient, Inc. (I)	9,056	212,092
QuinStreet, Inc. (I)	9,129	79,331
RealNetworks, Inc. (I)	7,417	55,998
Responsys, Inc. (I)	9,709	266,124
SciQuest, Inc. (I)	6,076	173,044
Shutterstock, Inc. (I)(L)	2,000	167,260
Spark Networks, Inc. (I)	5,818	35,839
SPS Commerce, Inc. (I)	4,003	261,396
Stamps.com, Inc. (I)	3,412	143,645
support.com, Inc. (I)	13,626	51,643
Textura Corp. (I)	1,488	44,551
Travelzoo, Inc. (I)	2,226	47,458
Trulia, Inc. (I)(L)	7,390	260,645
United Online, Inc.	3,485	47,954
Unwired Planet, Inc. (I)	32,832	45,308
ValueClick, Inc. (I)	20,299	474,388
VistaPrint NV (I)(L)	8,646	491,525
Vocus, Inc. (I)	5,619	64,000
Web.com Group, Inc. (I)	11,209	356,334
WebMD Health Corp. (I)	8,550	337,725
XO Group, Inc. (I)	7,217	107,245
Xoom Corp. (I)	2,172	59,448
Yelp, Inc. (I)	7,923	546,291
Zillow, Inc., Class A (I)(L)	6,202	506,889
Zix Corp. (I)	17,759	80,981
		13,324,589
IT Services - 2.2%
Acxiom Corp. (I)	19,655	726,842
Blackhawk Network Holdings, Inc. (I)(L)	3,435	86,768
CACI International, Inc., Class A (I)	6,055	443,347
Cardtronics, Inc. (I)	11,914	517,663
Cass Information Systems, Inc. (L)	2,691	181,239
CIBER, Inc. (I)	20,410	84,497
Computer Task Group, Inc.	4,162	78,662
Convergys Corp. (L)	27,822	585,653
CSG Systems International, Inc.	9,080	266,952
EPAM Systems, Inc. (I)	5,838	203,980
Euronet Worldwide, Inc. (I)(L)	13,285	635,687
EVERTEC, Inc.	7,604	187,515
ExlService Holdings, Inc. (I)	8,772	242,283
Forrester Research, Inc.	3,441	131,653
Global Cash Access Holdings, Inc. (I)	18,451	184,325
Heartland Payment Systems, Inc. (L)	9,663	481,604
Higher One Holdings, Inc. (I)	8,954	87,391
iGATE Corp. (I)	9,331	374,733
Lionbridge Technologies, Inc. (I)	17,093	101,874
Luxoft Holding Inc (I)	1,592	60,464
ManTech International Corp., Class A (L)	6,539	195,712
MAXIMUS, Inc.	18,059	794,415

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
ModusLink Global Solutions, Inc. (I)	11,285	$64,663
MoneyGram International, Inc. (I)	5,751	119,506
PRGX Global, Inc. (I)	9,106	61,192
Sapient Corp. (I)	29,395	510,297
ServiceSource International, Inc. (I)	16,683	139,804
Sykes Enterprises, Inc. (I)	10,650	232,277
Syntel, Inc. (I)	4,071	370,257
TeleTech Holdings, Inc. (I)	5,481	131,215
The Hackett Group, Inc.	8,624	53,555
Unisys Corp. (I)(L)	11,528	386,995
Virtusa Corp. (I)	5,543	211,133
WEX, Inc. (I)(L)	10,274	1,017,434
		9,951,587
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries, Inc. (I)	10,658	243,642
Ambarella, Inc. (I)(L)	4,965	168,462
Amkor Technology, Inc. (I)(L)	19,202	117,708
ANADIGICS, Inc. (I)	23,489	43,220
Applied Micro Circuits Corp. (I)	19,500	260,910
ATMI, Inc. (I)	8,543	258,084
Axcelis Technologies, Inc. (I)	31,923	77,892
Brooks Automation, Inc.	17,522	183,806
Cabot Microelectronics Corp. (I)	6,177	282,289
Cavium, Inc. (I)	13,622	470,095
Ceva, Inc. (I)	6,170	93,907
Cirrus Logic, Inc. (I)(L)	16,860	344,450
Cohu, Inc.	6,496	68,208
Cypress Semiconductor Corp. (I)	39,031	409,826
Diodes, Inc. (I)	9,631	226,906
DSP Group, Inc. (I)	5,816	56,473
Entegris, Inc. (I)	37,315	432,854
Entropic Communications, Inc. (I)(L)	25,230	118,833
Exar Corp. (I)	10,199	120,246
FormFactor, Inc. (I)	14,203	85,502
GT Advanced Technologies, Inc. (I)(L)	31,496	274,645
Hittite Microwave Corp. (I)	8,364	516,310
Inphi Corp. (I)	7,399	95,447
Integrated Device Technology, Inc. (I)	34,543	351,993
Integrated Silicon Solution, Inc. (I)	8,379	101,302
Intermolecular, Inc. (I)	5,285	26,002
International Rectifier Corp. (I)	18,364	478,749
Intersil Corp., Class A	33,713	386,688
IXYS Corp.	6,500	84,305
Kopin Corp. (I)	19,877	83,881
Lattice Semiconductor Corp. (I)	31,748	174,931
LTX-Credence Corp. (I)	13,225	105,668
MaxLinear, Inc., Class A (I)	7,367	76,838
Micrel, Inc.	13,111	129,406
Microsemi Corp. (I)	24,703	616,340
MKS Instruments, Inc.	14,146	423,531
Monolithic Power Systems, Inc. (I)(L)	9,685	335,682
MoSys, Inc. (I)	15,641	86,338
Nanometrics, Inc. (I)	6,281	119,653
NeoPhotonics Corp. (I)	5,319	37,552
NVE Corp. (I)	1,325	77,221
OmniVision Technologies, Inc. (I)(L)	14,158	243,518
PDF Solutions, Inc. (I)	6,912	177,085
Peregrine Semiconductor Corp. (I)(L)	7,581	56,175
Pericom Semiconductor Corp. (I)	7,892	69,923
Photronics, Inc. (I)(L)	16,355	147,686
PLX Technology, Inc. (I)	12,539	82,507
PMC-Sierra, Inc. (I)	54,712	351,798
Power Integrations, Inc.	7,608	424,679

The accompanying notes are an integral part of the financial statements.	120

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Rambus, Inc. (I)	29,670	$280,975
RF Micro Devices, Inc. (I)	74,834	386,143
Rubicon Technology, Inc. (I)(L)	4,989	49,641
Rudolph Technologies, Inc. (I)	8,833	103,699
Semtech Corp. (I)	17,868	451,703
Sigma Designs, Inc. (I)	8,669	40,918
Silicon Image, Inc. (I)	21,801	134,076
Spansion, Inc., Class A (I)	12,623	175,333
SunEdison, Inc. (I)	70,925	925,571
SunPower Corp. (I)(L)	10,938	326,062
Supertex, Inc. (I)	3,010	75,401
Synaptics, Inc. (I)(L)	8,617	446,447
Tessera Technologies, Inc.	13,904	274,048
TriQuint Semiconductor, Inc. (I)	43,494	362,740
Ultra Clean Holdings (I)	7,334	73,560
Ultratech, Inc. (I)	7,314	212,106
Veeco Instruments, Inc. (I)	10,399	342,231
		14,859,820
Software - 4.0%
Accelrys, Inc. (I)	15,543	148,280
ACI Worldwide, Inc. (I)	10,600	689,000
Actuate Corp. (I)	13,598	104,841
Advent Software, Inc.	8,713	304,868
American Software, Inc., Class A	8,788	86,738
Aspen Technology, Inc. (I)	24,921	1,041,698
AVG Technologies NV (I)	6,187	106,478
Blackbaud, Inc.	12,235	460,648
Bottomline Technologies, Inc. (I)	10,193	368,579
BroadSoft, Inc. (I)(L)	7,417	202,781
Callidus Software, Inc. (I)	10,382	142,545
CommVault Systems, Inc. (I)	12,345	924,394
Comverse, Inc. (I)	6,041	234,391
Digimarc Corp.	1,695	32,646
Ebix, Inc. (L)	8,521	125,429
Ellie Mae, Inc. (I)	7,028	188,842
EPIQ Systems, Inc.	8,593	139,293
ePlus, Inc. (I)	1,075	61,103
Fair Isaac Corp.	9,513	597,797
FleetMatics Group PLC (I)(L)	4,329	187,229
Gigamon, Inc. (I)	2,068	58,069
Glu Mobile Inc. (I)(L)	18,211	70,841
Guidance Software, Inc. (I)	6,031	60,913
Guidewire Software, Inc. (I)	12,937	634,819
Imperva, Inc. (I)	5,403	260,046
Infoblox, Inc. (I)	13,321	439,859
Interactive Intelligence Group (I)	4,133	278,399
Jive Software, Inc. (I)(L)	10,451	117,574
Manhattan Associates, Inc. (I)	5,182	608,781
Mentor Graphics Corp.	25,345	610,054
MicroStrategy, Inc., Class A (I)	2,433	302,276
Mitek Systems, Inc. (I)(L)	6,866	40,784
Model N, Inc. (I)	2,418	28,508
Monotype Imaging Holdings, Inc.	10,203	325,068
Netscout Systems, Inc. (I)	9,790	289,686
Pegasystems, Inc.	4,697	230,998
Progress Software Corp. (I)	13,837	357,410
Proofpoint, Inc. (I)	5,705	189,235
PROS Holdings, Inc. (I)	6,038	240,916
PTC, Inc. (I)	31,729	1,122,889
QLIK Technologies, Inc. (I)	23,203	617,896
Qualys, Inc. (I)	4,022	92,948
Rally Software Development Corp. (I)	1,872	36,410
RealPage, Inc. (I)(L)	12,509	292,460

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
Rosetta Stone, Inc. (I)	3,088	$37,735
Seachange International, Inc. (I)	9,070	110,291
Silver Spring Networks, Inc. (I)	1,563	32,823
SS&C Technologies Holdings, Inc. (I)	15,478	685,056
Synchronoss Technologies, Inc. (I)(L)	7,844	243,713
Take-Two Interactive Software, Inc. (I)	21,521	373,820
Tangoe, Inc. (I)(L)	8,365	150,654
TiVo, Inc. (I)	33,865	444,309
Tyler Technologies, Inc. (I)	8,361	853,909
Ultimate Software Group, Inc. (I)	7,351	1,126,320
VASCO Data Security International, Inc. (I)	7,777	60,116
Verint Systems, Inc. (I)	14,074	604,338
VirnetX Holding Corp. (I)(L)	11,347	220,245
Vringo, Inc. (I)(L)	20,445	60,517
		18,458,265
		78,698,050
Materials - 4.8%
Chemicals - 2.3%
A. Schulman, Inc.	7,900	278,554
Advanced Emissions Solutions Inc (I)	2,783	150,922
American Pacific Corp. (I)	1,748	65,130
American Vanguard Corp.	7,889	191,624
Arabian American Development Company (I)	6,163	77,346
Axiall Corp.	18,579	881,388
Balchem Corp.	7,999	469,541
Calgon Carbon Corp. (I)	14,500	298,265
Chemtura Corp. (I)	26,208	731,727
Ferro Corp. (I)	19,576	251,160
Flotek Industries, Inc. (I)(L)	12,659	254,066
FutureFuel Corp.	6,034	95,337
H.B. Fuller Company	13,402	697,440
Hawkins, Inc.	2,453	91,227
Innophos Holdings, Inc.	5,854	284,504
Innospec, Inc.	6,311	291,694
Intrepid Potash, Inc. (I)(L)	14,697	232,800
KMG Chemicals, Inc.	2,387	40,316
Koppers Holdings, Inc.	5,572	254,919
Kraton Performance Polymers, Inc. (I)	8,772	202,195
Landec Corp. (I)	7,873	95,421
LSB Industries, Inc. (I)	5,109	209,571
Minerals Technologies, Inc.	9,319	559,792
Olin Corp. (L)	21,311	614,822
OM Group, Inc. (I)	8,529	310,541
OMNOVA Solutions, Inc. (I)	13,607	123,960
PolyOne Corp.	26,486	936,280
Quaker Chemical Corp.	3,543	273,059
Sensient Technologies Corp.	13,280	644,346
Stepan Company	5,124	336,288
Taminco Corp. (I)	4,227	85,428
Tredegar Corp.	6,484	186,804
Zep, Inc.	6,376	115,788
Zoltek Companies, Inc. (I)	7,671	128,489
		10,460,744
Construction Materials - 0.2%
Headwaters, Inc. (I)	19,385	189,779
Texas Industries, Inc. (I)(L)	5,821	400,368
US Concrete, Inc. (I)	4,006	90,656
		680,803
Containers & Packaging - 0.2%
AEP Industries, Inc. (I)	1,316	69,524
Berry Plastics Group, Inc. (I)	14,611	347,596

The accompanying notes are an integral part of the financial statements.	121

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Containers & Packaging (continued)
Graphic Packaging Holding Company (I)	55,056	$528,538
Myers Industries, Inc.	7,737	163,405
		1,109,063
Metals & Mining - 1.4%
A. M. Castle & Company (I)	5,286	78,074
AK Steel Holding Corp. (I)(L)	35,845	293,929
Allied Nevada Gold Corp. (I)(L)	28,579	101,455
AMCOL International Corp.	7,501	254,884
Century Aluminum Company (I)	13,735	143,668
Coeur d’Alene Mines Corp. (I)	27,254	295,706
Commercial Metals Company	30,923	628,665
Globe Specialty Metals, Inc.	17,434	313,986
Gold Resource Corp. (L)	10,408	47,148
Haynes International, Inc.	3,355	185,330
Hecla Mining Company (L)	89,051	274,277
Horsehead Holding Corp. (I)(L)	12,273	198,945
Kaiser Aluminum Corp. (L)	5,100	358,224
Materion Corp.	5,478	168,996
Molycorp, Inc. (I)(L)	40,143	225,604
Olympic Steel, Inc. (L)	3,003	87,027
Paramount Gold and Silver Corp. (I)(L)	43,838	40,848
RTI International Metals, Inc. (I)(L)	8,357	285,893
Schnitzer Steel Industries, Inc., Class A (L)	7,145	233,427
Stillwater Mining Company (I)(L)	31,629	390,302
SunCoke Energy, Inc. (I)	18,656	425,543
U.S. Silica Holdings, Inc. (L)	5,765	196,644
Universal Stainless & Alloy (I)	2,053	74,031
Walter Energy, Inc. (L)	16,824	279,783
Worthington Industries, Inc.	13,999	589,078
		6,171,467
Paper & Forest Products - 0.7%
Boise Cascade Company (I)	3,303	97,372
Clearwater Paper Corp. (I)	5,923	310,958
Deltic Timber Corp.	3,070	208,576
KapStone Paper and Packaging Corp. (I)	10,817	604,238
Louisiana-Pacific Corp. (I)	36,912	683,241
Neenah Paper, Inc.	4,479	191,567
P.H. Glatfelter Company	11,421	315,676
Resolute Forest Products, Inc. (I)	18,589	297,796
Schweitzer-Mauduit International, Inc.	8,222	423,186
Wausau Paper Corp.	13,634	172,879
		3,305,489
		21,727,566
Telecommunication Services - 0.7%
Diversified Telecommunication Services - 0.6%
8x8, Inc. (I)	19,422	197,328
Atlantic Tele-Network, Inc.	2,545	143,971
Cbeyond, Inc. (I)	8,004	55,228
Cincinnati Bell, Inc. (I)(L)	55,846	198,812
Cogent Communications Group, Inc.	12,573	508,075
Consolidated
Communications Holdings, Inc. (L)	10,595	207,980
Fairpoint Communications, Inc. (I)	6,377	72,124
General Communication, Inc., Class A (I)	8,986	100,194
Hawaiian Telcom Holdco, Inc. (I)	3,163	92,897
HickoryTech Corp.	3,915	50,229
IDT Corp., Class B	4,361	77,931
inContact, Inc. (I)	14,662	114,510
Inteliquent, Inc.	8,614	98,372
Iridium Communications, Inc. (I)(L)	17,061	106,802
Lumos Networks Corp.	4,379	91,959

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
magicJack VocalTec, Ltd. (I)(L)	5,118	$61,007
ORBCOMM, Inc. (I)	10,599	67,198
Premiere Global Services, Inc. (I)	13,520	156,697
Straight Path
Communications, Inc., Class B (I)	2,180	17,854
Towerstream Corp. (I)(L)	19,623	58,084
Vonage Holdings Corp. (I)	39,586	131,821
		2,609,073
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (I)(L)	6,110	39,165
Leap Wireless International, Inc. (I)	14,224	247,498
NII Holdings, Inc. (I)(L)	45,069	123,940
NTELOS Holdings Corp.	4,357	88,142
Shenandoah Telecommunications Company	6,511	167,137
USA Mobility, Inc.	6,985	99,746
		765,628
		3,374,701
Utilities - 2.9%
Electric Utilities - 1.3%
ALLETE, Inc.	10,661	531,771
Cleco Corp.	15,907	741,584
El Paso Electric Company	11,017	386,807
IDACORP, Inc.	13,246	686,673
MGE Energy, Inc.	5,779	334,604
NRG Yield, Inc.	6,113	244,581
Otter Tail Corp.	9,565	279,968
PNM Resources, Inc.	21,149	510,114
Portland General Electric Company (L)	19,798	597,900
The Empire District Electric Company	11,369	257,963
UIL Holdings Corp.	15,007	581,521
Unitil Corp.	4,233	129,064
UNS Energy Corp.	11,011	659,008
		5,941,558
Gas Utilities - 0.8%
Chesapeake Utilities Corp.	2,642	158,573
New Jersey Resources Corp.	10,953	506,467
Northwest Natural Gas Company	7,221	309,203
Piedmont Natural Gas Company, Inc. (L)	19,621	650,632
South Jersey Industries, Inc.	8,437	472,135
Southwest Gas Corp.	12,164	680,089
The Laclede Group, Inc.	8,601	391,690
WGL Holdings, Inc.	13,359	535,162
		3,703,951
Independent Power Producers & Energy Traders - 0.2%
Atlantic Power Corp. (L)	31,999	111,357
Dynegy, Inc. (I)(L)	26,782	576,349
Genie Energy, Ltd., B Shares (I)	3,538	36,123
Ormat Technologies, Inc.	4,882	132,839
		856,668
Multi-Utilities - 0.3%
Avista Corp.	16,117	454,338
Black Hills Corp.	11,815	620,406
NorthWestern Corp.	10,073	436,362
		1,511,106
Water Utilities - 0.3%
American States Water Company	10,101	290,202
Artesian Resources Corp., Class A	2,657	60,978
California Water Service Group	12,530	289,067
Connecticut Water Service, Inc.	3,834	136,145

The accompanying notes are an integral part of the financial statements.	122

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Water Utilities (continued)
Consolidated Water Company, Ltd.	5,301	$74,744
Middlesex Water Company	4,059	84,995
SJW Corp.	4,590	136,736
York Water Company	4,400	92,092
		1,164,959
		13,178,242
TOTAL COMMON STOCKS (Cost $268,572,798)		$440,178,845

INVESTMENT COMPANIES - 0.0%
Financials - 0.0%
Firsthand Technology Value Fund, Inc.	2,468	57,184
TOTAL INVESTMENT COMPANIES (Cost $44,438)		$57,184

RIGHTS - 0.0%
Cubist Pharmaceuticals, Inc. (Expiration
Date: 12/31/2016) (I)(N)	12,814	17,299
Exco Resources, Inc. (Expiration Date:
01/09/2014; Strike Price: $5.00) (I)	36,367	5,819
TOTAL RIGHTS (Cost $28,479)		$23,118

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (Expiration
Date: 04/15/2016) (I)(N)	4,505	6,539
Tejon Ranch Company (Expiration Date:
08/31/2016; Strike Price: $40.00) (I)	570	3,050
TOTAL WARRANTS (Cost $2,712)		$9,589

SECURITIES LENDING COLLATERAL - 14.6%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	6,684,769	66,896,488
TOTAL SECURITIES LENDING
COLLATERAL (Cost $66,899,441)		$66,896,488

SHORT-TERM INVESTMENTS - 3.6%
Repurchase Agreement - 3.6%
Repurchase Agreement with State Street Corp.
dated 12/31/2013 at 0.000% to be
repurchased at $16,269,000 on 01/02/2014,
collateralized by $16,980,000 U.S. Treasury
Bonds, 3.750% due 11/15/2043 (valued at
$16,597,950, including interest)	$16,269,000	$16,269,000
TOTAL SHORT-TERM INVESTMENTS (Cost $16,269,000)		$16,269,000
Total Investments (Small Cap Index Trust)
(Cost $351,816,868) - 114.4%		$523,434,224
Other assets and liabilities, net - (14.4%)		(66,073,128)
TOTAL NET ASSETS - 100.0%		$457,361,096

Small Cap Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.4%
Consumer Discretionary - 12.9%
Auto Components - 0.8%
Cooper Tire & Rubber Company	843	$20,266
Federal-Mogul Corp. (I)	5,140	101,155

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Auto Components (continued)
Fuel Systems Solutions, Inc. (I)	778	$10,791
Lear Corp.	4,400	356,268
Modine Manufacturing Company (I)	6,862	87,971
Motorcar Parts of America, Inc. (I)	2,433	46,957
Shiloh Industries, Inc. (I)	1,515	29,543
Spartan Motors, Inc.	7,540	50,518
Standard Motor Products, Inc.	3,972	146,170
Stoneridge, Inc. (I)	3,538	45,110
Strattec Security Corp.	924	41,275
Superior Industries International, Inc.	6,173	127,349
TRW Automotive Holdings Corp. (I)	20,301	1,510,191
		2,573,564
Automobiles - 0.6%
Thor Industries, Inc.	31,942	1,764,135
Distributors - 0.1%
Core-Mark Holding Company, Inc.	1,976	150,038
VOXX International Corp. (I)	5,131	85,688
Weyco Group, Inc.	1,316	38,730
		274,456
Diversified Consumer Services - 0.6%
Ascent Capital Group, Inc., Class A (I)	3,168	271,054
Bridgepoint Education, Inc. (I)	3,463	61,330
Career Education Corp. (I)	16,001	91,206
Carriage Services, Inc.	1,797	35,095
Corinthian Colleges, Inc. (I)	4,870	8,669
DeVry Education Group, Inc.	14,290	507,295
Education Management Corp. (I)	372	3,753
Graham Holdings Company, Class B	1,033	685,210
Lincoln Educational Services Corp.	1,100	5,478
Mac-Gray Corp.	1,524	32,355
Matthews International Corp., Class A	1,858	79,169
National American University Holdings, Inc.	4,665	16,328
Regis Corp.	8,945	129,792
Steiner Leisure, Ltd. (I)	996	48,993
Universal Technical Institute, Inc.	3,087	42,940
		2,018,667
Hotels, Restaurants & Leisure - 3.7%
Ambassadors Group, Inc.	4,023	18,707
Ark Restaurants Corp.	64	1,418
Bally Technologies, Inc. (I)	24,002	1,882,957
Biglari Holdings, Inc. (I)	376	190,497
BJ’s Restaurants, Inc. (I)	500	15,530
Bob Evans Farms, Inc.	4,378	221,483
Boyd Gaming Corp. (I)	12,417	139,815
Caesars Entertainment Corp. (I)	2,499	53,828
Canterbury Park Holding Corp. (I)	200	2,060
Carrols Restaurant Group, Inc. (I)	4,349	28,747
Churchill Downs, Inc.	2,448	219,463
Cracker Barrel Old Country Store, Inc.	13,789	1,517,755
DineEquity, Inc.	18,928	1,581,434
Dover Downs Gaming & Entertainment, Inc. (I)	2,170	3,212
Dover Motorsports, Inc.	400	1,004
Frisch’s Restaurants, Inc.	1,329	34,062
Full House Resorts, Inc. (I)	2,390	6,692
Gaming Partners International Corp. (I)	800	6,552
International Speedway Corp., Class A	4,386	155,659
Isle of Capri Casinos, Inc. (I)	6,889	62,001
Life Time Fitness, Inc. (I)	814	38,258
Luby’s, Inc. (I)	6,251	48,258
Marcus Corp.	3,816	51,287
Marriott Vacations Worldwide Corp. (I)	7,054	372,169

The accompanying notes are an integral part of the financial statements.	123

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Monarch Casino & Resort, Inc. (I)	1,278	$25,662
MTR Gaming Group, Inc. (I)	4,193	21,636
Orient-Express Hotels, Ltd., Class A (I)	12,313	186,049
Papa John’s International, Inc.	39,452	1,791,121
Penn National Gaming, Inc. (I)	16,888	242,005
Red Lion Hotels Corp. (I)	3,000	18,150
Red Robin Gourmet Burgers, Inc. (I)	27,724	2,038,823
Rick’s Cabaret International, Inc. (I)	2,439	28,244
Ruby Tuesday, Inc. (I)	9,400	65,142
Speedway Motorsports, Inc.	7,031	139,565
The Wendy’s Company	65,674	572,677
		11,781,922
Household Durables - 1.1%
Bassett Furniture Industries, Inc.	2,333	35,648
Beazer Homes USA, Inc. (I)	2,700	65,934
Cavco Industries, Inc. (I)	606	41,632
CSS Industries, Inc.	976	27,992
Emerson Radio Corp. (I)	4,869	9,251
Ethan Allen Interiors, Inc.	535	16,275
Flexsteel Industries, Inc.	1,750	53,778
Helen of Troy, Ltd. (I)	6,044	299,238
Hooker Furniture Corp.	2,555	42,617
Kid Brands, Inc. (I)	3,500	3,570
La-Z-Boy, Inc.	78,696	2,439,576
Lennar Corp., Class B	1,469	49,535
Lifetime Brands, Inc.	2,931	46,105
M/I Homes, Inc. (I)	2,195	55,863
MDC Holdings, Inc.	1,526	49,198
Meritage Homes Corp. (I)	100	4,799
NACCO Industries, Inc., Class A	1,100	68,409
Skullcandy, Inc. (I)	5,061	36,490
Skyline Corp. (I)	1,252	6,448
Stanley Furniture Company, Inc. (I)	2,340	8,986
The Ryland Group, Inc.	1,159	50,312
Universal Electronics, Inc. (I)	1,910	72,790
		3,484,446
Internet & Catalog Retail - 0.1%
1-800-Flowers.com, Inc., Class A (I)	4,819	26,071
dELiA*s, Inc. (I)	5,085	4,473
FTD Companies, Inc. (I)	1,823	59,393
Gaiam, Inc., Class A (I)	3,676	24,335
Geeknet, Inc. (I)	1,183	21,400
Shutterfly, Inc. (I)	807	41,101
		176,773
Leisure Equipment & Products - 0.1%
Callaway Golf Company	17,053	143,757
Escalade, Inc.	3,529	41,536
JAKKS Pacific, Inc.	2,278	15,331
Johnson Outdoors, Inc., Class A	2,170	58,482
		259,106
Media - 1.4%
AH Belo Corp., Class A	4,238	31,658
Ballantyne Strong, Inc. (I)	1,114	5,158
Beasley Broadcasting Group, Inc., Class A	502	4,382
Cumulus Media, Inc., Class A (I)	15,145	117,071
Digital Generation, Inc. (I)	2,300	29,325
DreamWorks Animation SKG, Inc., Class A (I)	2,595	92,123
Entercom Communications Corp., Class A (I)	7,530	79,140
FAB Universal Corp. (I)	1,100	3,377
Gray Television, Inc. (I)	10,200	151,776
Harte-Hanks, Inc.	8,315	65,023

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
Journal Communications, Inc., Class A (I)	8,698	$80,978
Live Nation Entertainment, Inc. (I)	2,739	54,123
Martha Stewart Living
Omnimedia, Inc., Class A (I)	2,100	8,820
Media General, Inc., Class A (I)	4,268	96,457
Meredith Corp.	2,100	108,780
Nexstar Broadcasting Group, Inc., Class A	29,210	1,627,873
Radio One, Inc., Class D (I)	2,400	9,096
Salem Communications Corp., Class A	4,439	38,619
Scholastic Corp.	1,457	49,553
The EW Scripps Company, Class A (I)	6,715	145,850
The Interpublic Group of Companies, Inc.	92,143	1,630,931
The Madison Square Garden, Inc., Class A (I)	312	17,965
The McClatchy Company, Class A (I)	8,440	28,696
Valassis Communications, Inc.	503	17,228
		4,494,002
Multiline Retail - 0.2%
Big Lots, Inc. (I)	700	22,603
Dillard’s, Inc., Class A	3,053	296,782
Fred’s, Inc., Class A	6,647	123,102
Gordmans Stores, Inc.	4,760	36,509
Tuesday Morning Corp. (I)	3,900	62,244
		541,240
Specialty Retail - 3.0%
Aaron’s, Inc.	16,868	495,919
America’s Car-Mart, Inc. (I)	846	35,727
Barnes & Noble, Inc. (I)	9,769	146,047
bebe stores, Inc.	83,381	443,587
Big 5 Sporting Goods Corp.	1,104	21,881
Body Central Corp. (I)	312	1,229
Books-A-Million, Inc. (I)	3,850	8,894
Brown Shoe Company, Inc.	7,015	197,402
Build-A-Bear Workshop, Inc. (I)	3,889	29,362
Cache, Inc. (I)	3,705	20,118
Christopher & Banks Corp. (I)	488	4,168
Citi Trends, Inc. (I)	3,741	63,597
Conn’s, Inc. (I)	3,723	293,335
Destination XL Group, Inc. (I)	6,410	42,114
GameStop Corp., Class A	6,400	315,264
Genesco, Inc. (I)	1,492	109,006
GNC Holdings, Inc., Class A	27,823	1,626,254
Group 1 Automotive, Inc.	4,596	326,408
Haverty Furniture Companies, Inc.	3,990	124,887
hhgregg, Inc. (I)	2,951	41,225
MarineMax, Inc. (I)	4,789	77,007
New York & Company, Inc. (I)	5,638	24,638
Office Depot, Inc. (I)	45,043	238,277
Pacific Sunwear of California, Inc. (I)	12,800	42,752
Penske Automotive Group, Inc.	37,825	1,783,827
Perfumania Holdings, Inc. (I)	848	5,385
Pier 1 Imports, Inc.	55,011	1,269,654
RadioShack Corp. (I)	7,908	20,561
Rent-A-Center, Inc.	7,876	262,586
Shoe Carnival, Inc.	3,229	93,673
Sonic Automotive, Inc., Class A	794	19,437
Stage Stores, Inc.	5,877	130,587
Stein Mart, Inc.	4,251	57,176
Systemax, Inc. (I)	8,734	98,258
Tandy Leather Factory, Inc. (I)	1,690	16,494
The Cato Corp., Class A	1,957	62,233
The Children’s Place Retail Stores, Inc. (I)	621	35,378
The Finish Line, Inc., Class A	3,250	91,553

The accompanying notes are an integral part of the financial statements.	124

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
The Men’s Wearhouse, Inc.	7,100	$362,668
The Pep Boys - Manny, Moe & Jack (I)	11,993	145,595
Trans World Entertainment Corp. (I)	6,243	27,594
West Marine, Inc. (I)	5,421	77,141
Zale Corp. (I)	5,800	91,466
		9,380,364
Textiles, Apparel & Luxury Goods - 1.2%
Charles & Colvard, Ltd. (I)	3,400	17,170
Columbia Sportswear Company	11,408	898,380
Culp, Inc.	1,603	32,781
Delta Apparel, Inc. (I)	500	8,490
G-III Apparel Group, Ltd. (I)	1,800	132,822
Iconix Brand Group, Inc. (I)	8,941	354,958
Lakeland Industries, Inc. (I)	1,110	5,883
Movado Group, Inc.	3,138	138,103
Peace Mark Holdings, Ltd. (I)	464,000	0
Perry Ellis International, Inc. (I)	2,800	44,212
PVH Corp.	9,964	1,355,303
Quiksilver, Inc. (I)	24,200	212,234
RG Barry Corp.	537	10,364
Rocky Brands, Inc.	1,478	21,534
Skechers U.S.A., Inc., Class A (I)	4,166	138,020
Superior Uniform Group Inc	1,713	26,517
The Jones Group, Inc.	12,700	189,992
Unifi, Inc. (I)	3,647	99,344
		3,686,107
		40,434,782
Consumer Staples - 1.9%
Beverages - 0.0%
Coca-Cola Bottling Company Consolidated	1,135	83,071
Craft Brewers Alliance, Inc. (I)	2,909	47,766
MGP Ingredients, Inc.	2,764	14,345
		145,182
Food & Staples Retailing - 0.8%
Ingles Markets, Inc., Class A	3,007	81,490
Spartan Stores, Inc.	6,227	151,192
Susser Holdings Corp. (I)	3,144	205,901
The Andersons, Inc.	2,523	224,976
The Pantry, Inc. (I)	5,400	90,612
United Natural Foods, Inc. (I)	18,948	1,428,490
Village Super Market, Inc., Class A	685	21,242
Weis Markets, Inc.	5,260	276,466
		2,480,369
Food Products - 0.9%
Alico, Inc.	341	13,255
Boulder Brands, Inc. (I)	9,489	150,496
Cal-Maine Foods, Inc.	1,844	111,064
Chiquita Brands International, Inc. (I)	7,667	89,704
Dean Foods Company (I)	2,459	42,270
Farmer Brothers Company (I)	1,033	24,028
Fresh Del Monte Produce, Inc.	9,412	266,360
Griffin Land & Nurseries, Inc.	892	29,775
John B. Sanfilippo & Son, Inc.	2,004	49,459
Omega Protein Corp. (I)	4,487	55,145
Post Holdings, Inc. (I)	6,222	306,558
Sanderson Farms, Inc.	2,059	148,927
Seaboard Corp.	58	162,108
Seneca Foods Corp., Class A (I)	1,409	44,933
Snyders-Lance, Inc.	5,894	169,276
The Hain Celestial Group, Inc. (I)	599	54,377

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
TreeHouse Foods, Inc. (I)	15,691	$1,081,424
		2,799,159
Household Products - 0.1%
Central Garden & Pet Company (I)	2,553	17,539
Central Garden & Pet Company, Class A (I)	7,962	53,744
Oil-Dri Corp. of America	531	20,093
Orchids Paper Products Company	1,176	38,620
Spectrum Brands Holdings, Inc.	2,498	176,234
		306,230
Personal Products - 0.0%
CCA Industries, Inc.	1,277	3,767
Inter Parfums, Inc.	1,132	40,537
Mannatech, Inc. (I)	276	4,681
Natural Alternatives International, Inc. (I)	200	1,116
Nutraceutical International Corp. (I)	2,093	56,051
		106,152
Tobacco - 0.1%
Alliance One International, Inc. (I)	14,184	43,261
Universal Corp.	3,597	196,396
		239,657
		6,076,749
Energy - 9.2%
Energy Equipment & Services - 4.5%
Atwood Oceanics, Inc. (I)	6,364	339,774
Basic Energy Services, Inc. (I)	9,528	150,352
Bolt Technology Corp.	1,328	29,229
Bristow Group, Inc.	5,929	445,031
Cal Dive International, Inc. (I)	12,162	24,446
Dawson Geophysical Company (I)	1,653	55,904
Dresser-Rand Group, Inc. (I)	19,645	1,171,431
ENGlobal Corp. (I)	4,600	6,394
Era Group, Inc. (I)	4,560	140,722
Exterran Holdings, Inc. (I)	12,331	421,720
Forbes Energy Services, Ltd. (I)	5,164	16,886
Global Geophysical Services, Inc. (I)	4,342	6,991
Gulf Island Fabrication, Inc.	3,019	70,101
Gulfmark Offshore, Inc., Class A	5,053	238,148
Helix Energy Solutions Group, Inc. (I)	72,080	1,670,814
Hercules Offshore, Inc. (I)	20,985	137,032
Hornbeck Offshore Services, Inc. (I)	5,300	260,919
Key Energy Services, Inc. (I)	30,610	241,819
Matrix Service Company (I)	3,831	93,745
McDermott International, Inc. (I)	20,409	186,946
Mitcham Industries, Inc. (I)	2,431	43,053
Nabors Industries, Ltd.	49,704	844,471
Natural Gas Services Group, Inc. (I)	2,620	72,233
Newpark Resources, Inc. (I)	12,359	151,892
Nuverra Environmental Solutions Inc (I)	39	650
Oceaneering International, Inc.	17,878	1,410,217
Oil States International, Inc. (I)	14,066	1,430,794
Pacific Drilling SA (I)	36,498	418,267
Parker Drilling Company (I)	22,288	181,201
Patterson-UTI Energy, Inc.	23,683	599,654
PHI, Inc. (I)	443	17,600
PHI, Inc. (I)	3,660	158,844
Pioneer Energy Services Corp. (I)	13,400	107,334
Rowan Companies PLC, Class A (I)	20,360	719,930
SEACOR Holdings, Inc. (I)	3,829	349,205
Superior Energy Services, Inc. (I)	15,187	404,126
Tesco Corp. (I)	9,436	186,644

The accompanying notes are an integral part of the financial statements.	125

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
TETRA Technologies, Inc. (I)	11,674	$144,291
TGC Industries, Inc.	2,555	18,652
Tidewater, Inc.	8,035	476,234
Unit Corp. (I)	9,506	490,700
Willbros Group, Inc. (I)	7,146	67,315
		14,001,711
Oil, Gas & Consumable Fuels - 4.7%
Adams Resources & Energy, Inc.	724	49,594
Alon USA Energy, Inc.	7,477	123,670
Alpha Natural Resources, Inc. (I)	17,721	126,528
Approach Resources, Inc. (I)	366	7,060
Bill Barrett Corp. (I)	4,721	126,428
Bonanza Creek Energy, Inc. (I)	3,889	169,055
BPZ Resources, Inc. (I)	9,922	18,058
Callon Petroleum Company (I)	9,369	61,180
Carrizo Oil & Gas, Inc. (I)	3,951	176,886
Clayton Williams Energy, Inc. (I)	1,167	95,636
Cloud Peak Energy, Inc. (I)	3,741	67,338
Comstock Resources, Inc.	9,273	169,603
Contango Oil & Gas Company (I)	3,786	178,926
Delek US Holdings, Inc.	9,835	338,422
Denbury Resources, Inc. (I)	38,287	629,055
DHT Holdings, Inc.	1,653	11,307
Double Eagle Petroleum Company (I)	2,117	4,933
Emerald Oil, Inc. (I)	3,182	24,374
Endeavour International Corp. (I)	2,157	11,324
Energen Corp.	19,279	1,363,989
Energy XXI Bermuda, Ltd.	16,927	458,045
EPL Oil & Gas, Inc. (I)	9,082	258,837
Green Plains Renewable Energy, Inc.	7,544	146,278
Harvest Natural Resources, Inc. (I)	5,978	27,021
Knightsbridge Tankers, Ltd.	5,070	46,593
Magnum Hunter Resources Corp. (I)	916	6,696
Matador Resources Company (I)	808	15,061
Miller Energy Resources, Inc. (I)	13	92
Newfield Exploration Company (I)	23,906	588,805
Northern Oil and Gas, Inc. (I)	14,231	214,461
Overseas Shipholding Group, Inc. (I)	4,700	35,955
Panhandle Oil and Gas, Inc., Class A	1,255	41,930
PDC Energy, Inc. (I)	3,720	197,978
Peabody Energy Corp.	27,624	539,497
Penn Virginia Corp. (I)	14,914	140,639
QEP Resources, Inc.	37,029	1,134,939
Renewable Energy Group, Inc. (I)	2,214	25,372
Rex Energy Corp. (I)	5,655	111,460
Rosetta Resources, Inc. (I)	24,530	1,178,421
SandRidge Energy, Inc. (I)	88,358	536,333
Scorpio Tankers, Inc.	18,747	221,027
Ship Finance International, Ltd.	1,300	21,294
Stone Energy Corp. (I)	9,615	332,583
Swift Energy Company (I)	6,984	94,284
Targa Resources Corp.	20,605	1,816,743
Triangle Petroleum Corp. (I)	2,529	21,041
Ultra Petroleum Corp. (I)	65,972	1,428,294
USEC, Inc. (I)	737	4,879
Vaalco Energy, Inc. (I)	8,997	61,989
W&T Offshore, Inc.	8,147	130,352
Warren Resources, Inc. (I)	16,948	53,217
Western Refining, Inc.	6,299	267,141
Whiting Petroleum Corp. (I)	7,585	469,284

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc. (I)	19,465	$396,697
		14,776,604
		28,778,315
Financials - 23.8%
Capital Markets - 3.0%
Affiliated Managers Group, Inc. (I)	8,131	1,763,451
American Capital, Ltd. (I)	55,500	868,020
Artisan Partners Asset Management, Inc.	6,651	433,579
Calamos Asset Management, Inc., Class A	4,844	57,353
Capital Southwest Corp.	3,392	118,279
Cowen Group, Inc., Class A (I)	27,926	109,191
E*TRADE Financial Corp. (I)	130,009	2,553,377
Evercore Partners, Inc., Class A	30,075	1,797,884
GFI Group, Inc.	19,435	75,991
Harris & Harris Group, Inc. (I)	5,338	15,907
ICG Group, Inc. (I)	128	2,385
INTL. FCStone, Inc. (I)	4,806	89,103
Investment Technology Group, Inc. (I)	2,461	50,598
Janus Capital Group, Inc.	10,518	130,108
JMP Group, Inc.	4,808	35,579
Legg Mason, Inc.	20,082	873,165
MCG Capital Corp.	14,059	61,860
Medallion Financial Corp.	2,675	38,386
Oppenheimer Holdings, Inc., Class A	3,213	79,618
Piper Jaffray Companies (I)	800	31,640
Safeguard Scientifics, Inc. (I)	3,072	61,716
SWS Group, Inc. (I)	6,700	40,736
		9,287,926
Commercial Banks - 9.8%
1st Source Corp.	3,630	115,942
1st United Bancorp, Inc.	1,425	10,844
Access National Corp.	1,661	24,832
American National Bankshares, Inc.	1,848	48,510
American River Bankshares (I)	2,249	21,253
Ameris Bancorp (I)	3,287	69,389
Associated Banc-Corp.	26,892	467,921
Bancfirst Corp.	1,402	78,596
BancorpSouth, Inc.	71,153	1,808,709
Bank Of Commerce Holdings	3,606	20,590
Bank of Kentucky Financial Corp.	1,208	44,575
Banner Corp.	2,172	97,349
Bar Harbor Bankshares	667	26,673
BBCN Bancorp, Inc.	8,868	147,120
BCB Bancorp, Inc.	1,477	19,866
Boston Private Financial Holdings, Inc.	137,072	1,729,849
Bridge Capital Holdings (I)	2,470	50,734
Bryn Mawr Bank Corp.	1,969	59,424
C&F Financial Corp.	627	28,635
Camden National Corp.	1,148	48,469
Capital City Bank Group, Inc. (I)	3,946	46,444
CapitalSource, Inc.	5,939	85,343
Cardinal Financial Corp.	4,331	77,958
Cathay General Bancorp	9,018	241,051
Center Bancorp, Inc.	2,875	53,935
Centerstate Banks, Inc.	7,302	74,115
Central Pacific Financial Corp.	3,754	75,380
Century Bancorp, Inc., Class A	836	27,797
Chemical Financial Corp.	3,570	113,062
Chemung Financial Corp.	966	33,008
City Holding Company	2,400	111,192
CNB Financial Corp.	1,962	37,278

The accompanying notes are an integral part of the financial statements.	126

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
CoBiz Financial, Inc.	5,646	$67,526
Columbia Banking System, Inc.	4,112	113,121
Community Bank Systems, Inc.	3,485	138,285
Community Trust Bancorp, Inc.	2,225	100,481
CVB Financial Corp.	98,028	1,673,338
East West Bancorp, Inc.	48,319	1,689,715
Eastern Virginia Bankshares, Inc. (I)	2,996	20,972
Enterprise Bancorp, Inc.	236	4,996
Enterprise Financial Services Corp.	2,969	60,627
Farmers Capital Bank Corp. (I)	1,551	33,734
Fidelity Southern Corp.	3,069	50,976
Financial Institutions, Inc.	1,481	36,596
First Bancorp North Carolina	4,396	73,062
First BanCorp Puerto Rico (I)	40,964	253,567
First Bancorp, Inc. Maine	1,769	30,816
First Busey Corp.	12,619	73,190
First Business Financial Services Inc	683	25,701
First Citizens BancShares, Inc., Class A	1,799	400,511
First Commonwealth Financial Corp.	15,940	140,591
First Community Bancshares, Inc.	4,630	77,321
First Connecticut Bancorp, Inc.	3,963	63,884
First Financial Bancorp	4,968	86,592
First Financial Corp.	1,877	68,623
First Financial Holdings, Inc.	434	28,865
First Interstate Bancsystem, Inc.	1,660	47,094
First Merchants Corp.	4,679	106,494
First Midwest Bancorp, Inc.	7,500	131,475
First Niagara Financial Group, Inc.	60,797	645,664
First South Bancorp, Inc. (I)	1,628	12,698
Flushing Financial Corp.	4,247	87,913
FNB Corp.	13,426	169,436
Fulton Financial Corp.	18,259	238,828
German American Bancorp, Inc.	1,901	54,179
Glacier Bancorp, Inc.	60,508	1,802,533
Great Southern Bancorp, Inc.	2,054	62,462
Guaranty Bancorp	3,284	46,140
Hanmi Financial Corp.	4,672	102,270
Heartland Financial USA, Inc.	2,428	69,902
Heritage Commerce Corp.	2,996	24,687
Heritage Financial Corp.	2,496	42,707
Home Federal Bancorp, Inc.	2,355	35,090
Horizon Bancorp	1,444	36,577
Hudson Valley Holding Corp.	2,926	59,544
Iberiabank Corp.	2,506	157,502
Independent Bank Corp. - Massachusetts	2,831	110,947
Independent Bank Corp. - Michigan (I)	206	2,472
International Bancshares Corp.	8,607	227,139
Intervest Bancshares Corp., Class A (I)	1,311	9,846
Investors Bancorp, Inc.	1	14
Lakeland Bancorp, Inc.	4,059	50,210
Lakeland Financial Corp.	2,332	90,948
LNB Bancorp Inc	2,266	22,728
Macatawa Bank Corp. (I)	8,394	41,970
MainSource Financial Group, Inc.	4,125	74,374
MB Financial, Inc.	8,647	277,482
MBT Financial Corp. (I)	3,023	12,878
Mercantile Bank Corp.	1,266	27,320
Merchants Bancshares, Inc.	1,017	34,070
Metro Bancorp, Inc. (I)	2,159	46,505
MetroCorp Bancshares, Inc.	722	10,881
MidSouth Bancorp, Inc.	1,822	32,541
MidWestOne Financial Group, Inc.	1,343	36,530
National Penn Bancshares, Inc.	20,821	235,902

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
NBT Bancorp, Inc.	3,823	$99,016
NewBridge Bancorp (I)	4,001	30,008
North Valley Bancorp (I)	1,148	21,709
Northrim BanCorp, Inc.	1,530	40,147
Norwood Financial Corp.	792	21,305
OFG Bancorp	6,515	112,970
Old National Bancorp	8,638	132,766
Old Second Bancorp, Inc. (I)	2,721	12,544
OmniAmerican Bancorp, Inc. (I)	1,342	28,692
Pacific Continental Corp.	2,749	43,819
Pacific Mercantile Bancorp (I)	2,510	15,612
Pacific Premier Bancorp, Inc. (I)	2,434	38,311
PacWest Bancorp	40,231	1,698,553
Park Sterling Corp.	10,501	74,977
Peapack Gladstone Financial Corp.	1,625	31,038
Penns Woods Bancorp, Inc.	792	40,392
Peoples Bancorp, Inc.	2,153	48,464
Pinnacle Financial Partners, Inc.	6,152	200,125
Popular, Inc. (I)	9,448	271,441
Preferred Bank (I)	1,883	37,754
Premier Financial Bancorp Inc	2,052	29,036
PrivateBancorp, Inc.	6,906	199,791
QCR Holdings Inc	1,521	26,526
Renasant Corp.	4,209	132,415
Republic Bancorp, Inc., Class A	4,422	108,516
Republic First Bancorp, Inc. (I)	6,323	18,843
S&T Bancorp, Inc.	4,287	108,504
Sandy Spring Bancorp, Inc.	3,480	98,101
Shore Bancshares, Inc. (I)	2,225	20,515
Sierra Bancorp	2,175	34,996
Simmons First National Corp., Class A	2,414	89,680
Southern Community Financial Corp. (I)	3,274	720
Southern National Bancorp of Virginia Inc	1,959	19,610
Southside Bancshares, Inc.	2,574	70,373
Southwest Bancorp, Inc. (I)	4,604	73,296
StellarOne Corp.	4,142	99,698
Sterling Bancorp	3,771	50,418
Suffolk Bancorp (I)	1,938	40,310
Sun Bancorp, Inc. (I)	4,742	16,692
Susquehanna Bancshares, Inc.	35,889	460,815
SY Bancorp, Inc.	2,115	67,511
Taylor Capital Group, Inc. (I)	1,999	53,133
Texas Capital Bancshares, Inc. (I)	27,523	1,711,931
The Bancorp, Inc. (I)	4,862	87,078
Tompkins Financial Corp.	2,251	115,679
TowneBank	2,772	42,661
TriCo Bancshares	2,375	67,379
Trustmark Corp.	5,808	155,887
Umpqua Holdings Corp.	13,795	264,036
Union Bankshares, Inc.	798	18,354
Union First Market Bankshares Corp.	3,234	80,236
United Community Banks, Inc. (I)	4,015	71,266
Univest Corp. of Pennsylvania	3,806	78,708
ViewPoint Financial Group	3,326	91,299
Virginia Commerce Bancorp, Inc. (I)	4,825	81,977
Washington Banking Company	2,041	36,187
Washington Trust Bancorp, Inc.	2,598	96,698
Webster Financial Corp.	46,715	1,456,574
WesBanco, Inc.	4,870	155,840
West Bancorp, Inc.	2,345	37,098
Western Alliance Bancorp (I)	75,842	1,809,590
Wilshire Bancorp, Inc.	10,039	109,726
Wintrust Financial Corp.	41,122	1,896,547

The accompanying notes are an integral part of the financial statements.	127

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Yadkin Financial Corp. (I)	1,951	$33,245
Zions Bancorporation	30,469	912,851
		30,716,874
Consumer Finance - 0.1%
Asta Funding, Inc.	2,925	24,629
Cash America International, Inc.	3,600	137,880
Encore Capital Group, Inc. (I)	2,320	116,603
Imperial Holdings, Inc. (I)	4,663	30,496
Nelnet, Inc., Class A	4,156	175,134
Nicholas Financial, Inc.	75	1,181
The First Marblehead Corp. (I)	834	6,163
		492,086
Diversified Financial Services - 0.6%
California First National Bancorp	1,653	24,960
Interactive Brokers Group, Inc., Class A	4,615	112,329
Marlin Business Services Corp.	1,698	42,790
MicroFinancial, Inc.	2,519	21,537
NewStar Financial, Inc. (I)	11,166	198,420
PHH Corp. (I)	10,506	255,821
PICO Holdings, Inc. (I)	5,428	125,441
Resource America, Inc., Class A	3,450	32,292
The NASDAQ OMX Group, Inc.	27,037	1,076,073
		1,889,663
Insurance - 7.0%
Alleghany Corp. (I)	1,828	731,127
Allied World Assurance Company Holdings AG	5,403	609,512
American Equity Investment Life
Holding Company	12,334	325,371
American Financial Group, Inc.	41,305	2,384,125
American Independence Corp. (I)	1,482	17,814
American National Insurance Company	4,548	520,928
AMERISAFE, Inc.	2,629	111,049
Argo Group International Holdings, Ltd.	5,107	237,424
Arthur J. Gallagher & Company	30,105	1,412,828
Aspen Insurance Holdings, Ltd.	11,100	458,541
Assurant, Inc.	11,377	755,091
Assured Guaranty, Ltd.	29,501	695,929
Axis Capital Holdings, Ltd.	18,846	896,504
Baldwin & Lyons, Inc., Class B	2,973	81,222
Citizens, Inc. (I)	7,480	65,450
CNO Financial Group, Inc.	40,256	712,129
Donegal Group, Inc., Class A	4,559	72,488
Eastern Insurance Holdings, Inc.	2,342	57,356
EMC Insurance Group, Inc.	3,026	92,656
Employers Holdings, Inc.	2,717	85,993
Endurance Specialty Holdings, Ltd.	8,168	479,217
Enstar Group, Ltd. (I)	1,114	154,746
FBL Financial Group, Inc., Class A	4,766	213,469
Federated National Holding Company	1,090	15,947
First Acceptance Corp. (I)	7,986	18,128
First American Financial Corp.	18,553	523,195
Fortegra Financial Corp. (I)	4,391	36,314
Genworth Financial, Inc., Class A (I)	29,652	460,496
Global Indemnity PLC (I)	2,945	74,509
Greenlight Capital Re, Ltd., Class A (I)	2,616	88,185
Hallmark Financial Services, Inc. (I)	4,008	35,611
Hilltop Holdings, Inc. (I)	10,034	232,086
Horace Mann Educators Corp.	7,361	232,166
Independence Holding Company	3,958	53,393
Investors Title Company	438	35,469
Kemper Corp.	10,243	418,734

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Maiden Holdings, Ltd.	14,084	$153,938
MBIA, Inc. (I)	22,405	267,516
Meadowbrook Insurance Group, Inc.	8,411	58,541
Montpelier Re Holdings, Ltd.	9,011	262,220
National Interstate Corp.	944	21,712
National Western Life Insurance
Company, Class A	888	198,512
Old Republic International Corp.	13,648	235,701
OneBeacon Insurance Group, Ltd., Class A	2,200	34,804
PartnerRe, Ltd.	8,599	906,593
Platinum Underwriters Holdings, Ltd.	5,800	355,424
Primerica, Inc.	4,949	212,362
Protective Life Corp.	12,948	655,946
Reinsurance Group of America, Inc.	11,141	862,425
Safety Insurance Group, Inc.	1,810	101,903
Selective Insurance Group, Inc.	5,508	149,046
StanCorp Financial Group, Inc.	27,470	1,819,888
State Auto Financial Corp.	4,187	88,932
Stewart Information Services Corp.	4,753	153,379
Symetra Financial Corp.	22,806	432,402
The Hanover Insurance Group, Inc.	7,058	421,433
The Navigators Group, Inc. (I)	2,644	166,995
The Phoenix Companies, Inc. (I)	1,081	66,373
Tower Group International, Ltd.	6,136	20,740
United Fire Group, Inc.	2,908	83,343
Universal Insurance Holdings, Inc.	3,586	51,925
Validus Holdings, Ltd.	17,101	688,999
		21,866,254
Real Estate Investment Trusts - 1.2%
Douglas Emmett, Inc.	48,684	1,133,850
LaSalle Hotel Properties	45,911	1,416,813
Lexington Realty Trust	115,000	1,174,150
Parkway Properties, Inc.	70	1,359
The Geo Group, Inc.	372	11,986
		3,738,158
Real Estate Management & Development - 0.5%
Alexander & Baldwin, Inc.	3,911	163,206
AV Homes, Inc. (I)	1,798	32,670
Consolidated-Tomoka Land Company	500	18,145
Forestar Group, Inc. (I)	1,413	30,055
Jones Lang LaSalle, Inc.	14,464	1,480,969
Stratus Properties Inc (I)	1,025	17,558
ZipRealty, Inc. (I)	900	5,040
		1,747,643
Thrifts & Mortgage Finance - 1.6%
Alliance Bancorp Inc of Pennsylvania	1,263	19,235
Asb Bancorp Inc (I)	799	13,783
Astoria Financial Corp.	18,702	258,649
Atlantic Coast Financial Corp. (I)	105	455
Banc of California, Inc.	3,716	49,832
Bank Mutual Corp.	10,661	74,734
BankFinancial Corp.	4,835	44,289
BBX Capital Corp., Class A (I)	879	13,712
Beneficial Mutual Bancorp, Inc. (I)	7,031	76,779
Berkshire Hills Bancorp, Inc.	3,823	104,253
BofI Holding, Inc. (I)	2,469	193,644
Brookline Bancorp, Inc.	16,329	156,269
Cape Bancorp, Inc.	2,925	29,718
Capitol Federal Financial, Inc.	29,955	362,755
Chicopee Bancorp, Inc.	1,416	24,653
Clifton Savings Bancorp, Inc.	4,125	52,800

The accompanying notes are an integral part of the financial statements.	128

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Dime Community Bancshares, Inc.	5,215	$88,238
Doral Financial Corp. (I)	285	4,463
ESB Financial Corp.	2,605	36,991
ESSA Bancorp, Inc.	2,461	28,449
Federal Agricultural Mortgage Corp., Class C	1,713	58,670
First Defiance Financial Corp.	2,186	56,770
First Financial Northwest, Inc.	3,879	40,225
Flagstar Bancorp, Inc. (I)	10,983	215,486
Fox Chase Bancorp, Inc.	2,071	35,994
Franklin Financial Corp. (I)	3,038	60,092
Hampden Bancorp, Inc.	1,142	18,740
Heritage Financial Group, Inc.	1,953	37,595
HF Financial Corp.	1,526	19,762
Hingham Institution for Savings	425	33,358
Home Bancorp, Inc. (I)	1,668	31,442
Hopfed Bancorp, Inc.	1,799	20,491
Hudson City Bancorp, Inc.	10,866	102,466
Kearny Financial Corp. (I)	6,319	73,490
Louisiana Bancorp, Inc. (I)	100	1,817
Meridian Interstate Bancorp, Inc. (I)	3,214	72,572
Meta Financial Group, Inc.	965	38,918
MGIC Investment Corp. (I)	23,698	200,011
New Hampshire Thrift Bancshares Inc	1,485	22,646
Northeast Community Bancorp, Inc.	1,932	13,949
Northfield Bancorp, Inc.	13,676	180,523
Northwest Bancshares, Inc.	7,698	113,776
OceanFirst Financial Corp.	2,476	42,414
Oritani Financial Corp.	7,033	112,880
People’s United Financial, Inc.	50,994	771,029
Provident Financial Holdings, Inc.	1,778	26,670
Provident Financial Services, Inc.	4,245	82,013
Prudential Bancorp, Inc. (I)	1,696	18,300
Pulaski Financial Corp.	1,912	21,529
Riverview Bancorp, Inc. (I)	5,483	15,901
Rockville Financial, Inc.	3,794	53,913
SI Financial Group, Inc.	2,433	29,318
Simplicity Bancorp, Inc.	1,732	27,989
Southern Missouri Bancorp, Inc.	506	16,835
Teche Holding Company	71	3,541
Territorial Bancorp, Inc.	1,722	39,950
Tf Financial Corp.	455	12,644
TierOne Corp. (I)	2,328	1
Tree.com, Inc. (I)	1,370	44,991
TrustCo Bank Corp.	13,738	98,639
United Community Financial Corp. (I)	10,961	39,131
United Financial Bancorp, Inc.	2,005	37,874
Walker & Dunlop, Inc. (I)	1,536	24,837
Washington Federal, Inc.	8,550	199,130
Waterstone Financial, Inc. (I)	3,352	37,207
Westfield Financial, Inc.	4,152	30,974
WSFS Financial Corp.	1,423	110,325
		4,980,529
		74,719,133
Health Care - 9.6%
Biotechnology - 0.6%
Arqule, Inc. (I)	4,936	10,612
Celldex Therapeutics, Inc. (I)	5,264	127,441
Cubist Pharmaceuticals, Inc. (I)	23,344	1,607,701
Emergent Biosolutions, Inc. (I)	5,391	123,939
Harvard
Apparatus Regenerative Technology, Inc. (I)	1,640	7,790
Maxygen, Inc.	5,405	162

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
MediciNova, Inc. (I)	1,406	$3,009
Opko Health, Inc. (I)	2,108	17,788
Repligen Corp. (I)	1,386	18,905
Targacept, Inc. (I)	5,553	23,045
Trius Therapeutics, Inc. (I)	1,482	193
		1,940,585
Health Care Equipment & Supplies - 3.0%
Alere, Inc. (I)	12,975	469,695
Alphatec Holdings, Inc. (I)	8,403	16,890
Analogic Corp.	1,049	92,899
AngioDynamics, Inc. (I)	8,277	142,282
Anika Therapeutics, Inc. (I)	3,350	127,836
CONMED Corp.	3,500	148,750
CryoLife, Inc.	4,002	44,382
Cutera, Inc. (I)	2,853	29,044
Cynosure, Inc., Class A (I)	3,438	91,726
Digirad Corp.	3,100	11,470
Exactech, Inc. (I)	1,991	47,306
Greatbatch, Inc. (I)	3,939	174,261
Haemonetics Corp. (I)	29,113	1,226,531
Hologic, Inc. (I)	48,740	1,089,339
Integra LifeSciences Holdings Corp. (I)	763	36,403
Invacare Corp.	7,197	167,042
Kewaunee Scientific Corp.	83	1,296
LeMaitre Vascular, Inc.	1,115	8,931
Medical Action Industries, Inc. (I)	3,775	32,314
Merit Medical Systems, Inc. (I)	6,737	106,040
Misonix, Inc. (I)	500	2,810
Natus Medical, Inc. (I)	4,398	98,955
NuVasive, Inc. (I)	3,766	121,755
OraSure Technologies, Inc. (I)	8,397	52,817
RTI Biologics, Inc. (I)	12,463	44,119
Solta Medical, Inc. (I)	4,356	12,850
Span-America Medical Systems, Inc.	684	14,255
Symmetry Medical, Inc. (I)	6,511	65,631
Teleflex, Inc.	15,886	1,491,060
Tornier BV (I)	10,751	202,011
West Pharmaceutical Services, Inc.	32,790	1,608,677
Wright Medical Group, Inc. (I)	57,392	1,762,508
		9,541,885
Health Care Providers & Services - 3.5%
Almost Family, Inc. (I)	2,180	70,479
Amedisys, Inc. (I)	7,716	112,885
Amsurg Corp. (I)	28,642	1,315,241
BioScrip, Inc. (I)	6,492	48,041
BioTelemetry, Inc. (I)	381	3,025
Chindex International, Inc. (I)	2,547	44,394
Community Health Systems, Inc. (I)	46,807	1,838,111
Cross Country Healthcare, Inc. (I)	6,973	69,591
ExamWorks Group, Inc. (I)	100	2,987
Five Star Quality Care, Inc. (I)	8,754	48,059
Gentiva Health Services, Inc. (I)	1,000	12,410
Hanger, Inc. (I)	2,811	110,585
Health Net, Inc. (I)	7,158	212,378
Healthways, Inc. (I)	5,277	81,002
IPC The Hospitalist Company, Inc. (I)	21,962	1,304,323
Kindred Healthcare, Inc.	10,586	208,968
LHC Group, Inc. (I)	2,725	65,509
LifePoint Hospitals, Inc. (I)	34,111	1,802,425
Magellan Health Services, Inc. (I)	5,458	326,989
MedCath Corp. (I)	3,806	5,214
Molina Healthcare, Inc. (I)	5,413	188,102

The accompanying notes are an integral part of the financial statements.	129

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
National Healthcare Corp.	3,289	$177,310
Omnicare, Inc.	17,132	1,034,088
Owens & Minor, Inc.	5,567	203,530
PDI, Inc. (I)	619	2,977
PharMerica Corp. (I)	6,796	146,114
Premier, Inc., Class A (I)	29,252	1,075,304
Select Medical Holdings Corp.	25,820	299,770
The Providence Service Corp. (I)	2,037	52,392
Triple-S Management Corp., Class B (I)	3,459	67,243
Universal American Corp.	12,572	91,776
		11,021,222
Health Care Technology - 0.1%
Arrhythmia Research Technology, Inc. (I)	200	718
MedAssets, Inc. (I)	5,638	111,802
Omnicell, Inc. (I)	3,587	91,576
		204,096
Life Sciences Tools & Services - 1.0%
Affymetrix, Inc. (I)	11,100	95,127
Albany Molecular Research, Inc. (I)	4,791	48,293
Bio-Rad Laboratories, Inc., Class A (I)	13,418	1,658,599
Charles River
Laboratories International, Inc. (I)	25,425	1,348,542
Enzo Biochem, Inc. (I)	4,047	11,817
Harvard Bioscience, Inc. (I)	6,562	30,841
Pacific Biosciences of California, Inc. (I)	3,862	20,198
		3,213,417
Pharmaceuticals - 1.4%
Cumberland Pharmaceuticals, Inc. (I)	956	4,885
Endo Health Solutions, Inc. (I)	25,002	1,686,635
Forest Laboratories, Inc. (I)	767	0
FRD Acquisition Company (I)	5,160	7,983
Hi-Tech Pharmacal Company, Inc. (I)	961	41,698
Impax Laboratories, Inc. (I)	5,842	146,868
Lannett Company, Inc. (I)	4,175	138,193
Pozen, Inc. (I)	2,238	17,994
Prestige Brands Holdings, Inc. (I)	9,235	330,613
Sciclone Pharmaceuticals, Inc. (I)	2,144	10,806
The Medicines Company (I)	39,997	1,544,684
ViroPharma, Inc. (I)	6,793	338,631
		4,268,990
		30,190,195
Industrials - 17.0%
Aerospace & Defense - 1.3%
AAR Corp.	7,400	207,274
Aerovironment, Inc. (I)	3,571	104,023
Alliant Techsystems, Inc.	612	74,468
Breeze-eastern Corp. (I)	1,621	14,978
CPI Aerostructures, Inc. (I)	2,000	30,080
Cubic Corp.	2,425	127,701
Curtiss-Wright Corp.	8,823	549,055
DigitalGlobe, Inc. (I)	127	5,226
Ducommun, Inc. (I)	2,274	67,788
Engility Holdings, Inc. (I)	4,159	138,911
Esterline Technologies Corp. (I)	5,060	515,918
Innovative Solutions & Support, Inc. (I)	2,300	16,767
Kratos Defense & Security Solutions, Inc. (I)	13,485	103,565
LMI Aerospace, Inc. (I)	2,295	33,828
National Presto Industries, Inc.	138	11,109
Orbital Sciences Corp. (I)	5,161	120,251
SIFCO Industries, Inc.	1,000	28,070

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Sparton Corp. (I)	2,053	$57,381
Sypris Solutions, Inc.	1,826	5,588
The Allied Defense Group, Inc. (I)	1,300	104
Triumph Group, Inc.	24,170	1,838,612
		4,050,697
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc. (I)	14,569	117,863
Atlas Air Worldwide Holdings, Inc. (I)	3,546	145,918
Hub Group, Inc., Class A (I)	1,300	51,844
Pacer International, Inc. (I)	4,857	40,119
UTi Worldwide, Inc.	587	10,308
		366,052
Airlines - 0.2%
Hawaiian Holdings, Inc. (I)	4,411	42,478
JetBlue Airways Corp. (I)	54,435	465,419
Republic Airways Holdings, Inc. (I)	7,820	83,596
SkyWest, Inc.	9,770	144,889
		736,382
Building Products - 1.8%
Apogee Enterprises, Inc.	50,401	1,809,900
Gibraltar Industries, Inc. (I)	5,765	107,171
Griffon Corp.	13,366	176,565
Insteel Industries, Inc.	2,944	66,917
Owens Corning (I)	16,508	672,206
Quanex Building Products Corp.	5,950	118,524
Simpson Manufacturing Company, Inc.	4,345	159,592
Trex Company, Inc. (I)	29,441	2,341,443
Universal Forest Products, Inc.	2,665	138,953
		5,591,271
Commercial Services & Supplies - 2.4%
ABM Industries, Inc.	4,717	134,859
ACCO Brands Corp. (I)	4,800	32,256
Acme United Corp.	733	10,922
ARC Document Solutions, Inc. (I)	4,498	36,974
Consolidated Graphics, Inc. (I)	1,633	110,130
Courier Corp.	2,603	47,088
Covanta Holding Corp.	13,776	244,524
Ennis, Inc.	5,887	104,200
Fuel Tech, Inc. (I)	1,802	12,776
G&K Services, Inc., Class A	2,329	144,934
Heritage-Crystal Clean, Inc. (I)	2,692	55,159
Interface, Inc.	84,153	1,848,000
Intersections, Inc.	1,976	15,393
Kimball International, Inc., Class B	6,675	100,325
McGrath RentCorp.	5,082	202,264
Metalico, Inc. (I)	7,400	15,318
Mobile Mini, Inc. (I)	6,846	281,918
Multi-Color Corp.	2,248	84,840
NL Industries, Inc.	3,260	36,447
Quad/Graphics, Inc.	266	7,243
Schawk, Inc.	6,083	90,454
Team, Inc. (I)	35,724	1,512,554
Tetra Tech, Inc. (I)	5,782	161,780
The Standard Register Company (I)	180	1,238
TRC Companies, Inc. (I)	4,523	32,294
UniFirst Corp.	2,303	246,421
United Stationers, Inc.	3,431	157,449
Versar, Inc. (I)	2,242	10,829
Viad Corp.	4,609	128,038
Virco Manufacturing Corp. (I)	1,200	2,796

The accompanying notes are an integral part of the financial statements.	130

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Waste Connections, Inc.	36,861	$1,608,245
		7,477,668
Construction & Engineering - 2.0%
AECOM Technology Corp. (I)	9,510	279,879
Aegion Corp. (I)	4,648	101,745
Ameresco, Inc., Class A (I)	6,918	66,828
Argan, Inc.	2,078	57,270
Comfort Systems USA, Inc.	5,035	97,629
Dycom Industries, Inc. (I)	7,907	219,736
Foster Wheeler AG (I)	54,260	1,791,665
Furmanite Corp. (I)	2,345	24,904
Granite Construction, Inc.	4,576	160,068
Great Lakes Dredge & Dock Corp. (I)	13,300	122,360
Integrated Electrical Services, Inc. (I)	620	3,342
Layne Christensen Company (I)	3,312	56,569
MasTec, Inc. (I)	2,887	94,463
MYR Group, Inc. (I)	2,883	72,306
Northwest Pipe Company (I)	2,143	80,920
Orion Marine Group, Inc. (I)	4,263	51,284
Pike Corp. (I)	4,803	50,768
Primoris Services Corp.	32,164	1,001,265
Quanta Services, Inc. (I)	36,024	1,136,917
Sterling Construction Company, Inc. (I)	3,771	44,234
Tutor Perini Corp. (I)	8,984	236,279
URS Corp.	7,746	410,461
		6,160,892
Electrical Equipment - 1.3%
Allied Motion Technologies, Inc.	1,416	17,629
American Superconductor Corp. (I)	542	889
Brady Corp., Class A	6,100	188,673
Encore Wire Corp.	3,894	211,055
EnerSys, Inc.	31,555	2,211,690
Espey Manufacturing & Electronics Corp.	444	14,492
Global Power Equipment Group, Inc.	4,171	81,626
GrafTech International, Ltd. (I)	26,367	296,101
II-VI, Inc. (I)	6,455	113,608
LSI Industries, Inc.	4,131	35,816
Ocean Power Technologies, Inc. (I)	2,429	4,664
Orion Energy Systems, Inc. (I)	3,553	24,160
Powell Industries, Inc.	1,610	107,854
PowerSecure International, Inc. (I)	3,120	53,570
Preformed Line Products Company	984	71,989
Regal-Beloit Corp.	8,215	605,610
SL Industries, Inc.	1,600	43,360
Ultralife Corp. (I)	1,984	7,043
		4,089,829
Machinery - 3.1%
AGCO Corp.	16,711	989,124
Alamo Group, Inc.	2,127	129,088
Albany International Corp., Class A	4,234	152,128
Altra Holdings, Inc.	1,558	53,315
American Railcar Industries, Inc.	4,020	183,915
Ampco-Pittsburgh Corp.	1,644	31,976
Astec Industries, Inc.	4,445	171,710
Barnes Group, Inc.	4,518	173,085
Briggs & Stratton Corp.	7,292	158,674
CIRCOR International, Inc.	909	73,429
Columbus McKinnon Corp. (I)	2,978	80,823
Douglas Dynamics, Inc.	3,168	53,286
Dynamic Materials Corp.	2,005	43,589
EnPro Industries, Inc. (I)	2,641	152,254

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
ESCO Technologies, Inc.	5,154	$176,576
Federal Signal Corp. (I)	10,128	148,375
Flow International Corp. (I)	6,450	26,058
FreightCar America, Inc.	2,768	73,684
Gencor Industries, Inc. (I)	1,400	13,356
Greenbrier Companies, Inc. (I)	4,803	157,731
Hardinge, Inc.	3,000	43,410
Hurco Companies, Inc.	1,492	37,315
Hyster-Yale Materials Handling, Inc.	2,200	204,952
Key Technology, Inc. (I)	641	9,186
LB Foster Company, Class A	1,699	80,346
Lydall, Inc. (I)	2,409	42,447
MFRI, Inc. (I)	1,100	15,785
Miller Industries, Inc.	2,106	39,235
Mueller Industries, Inc.	2,645	166,661
NN, Inc.	2,376	47,971
Oshkosh Corp.	1,302	65,595
PMFG, Inc. (I)	5,333	48,264
Standex International Corp.	1,888	118,717
Supreme Industries, Inc. (I)	3,651	21,285
The Eastern Company	1,471	23,418
The LS Starrett Company, Class A	1,530	22,292
Titan International, Inc.	500	8,990
Trimas Corp. (I)	43,673	1,742,116
Trinity Industries, Inc.	12,564	684,989
Twin Disc, Inc.	1,650	42,719
Valmont Industries, Inc.	9,252	1,379,658
Watts Water Technologies, Inc., Class A	31,565	1,952,927
		9,840,454
Marine - 0.1%
Eagle Bulk Shipping, Inc. (I)	3,351	15,381
Genco Shipping & Trading, Ltd. (I)	5,700	14,250
International Shipholding Corp.	1,625	47,938
Matson, Inc.	6,896	180,055
Ultrapetrol Bahamas, Ltd. (I)	15,837	59,230
		316,854
Professional Services - 0.8%
Barrett Business Services, Inc.	1,089	100,994
CBIZ, Inc. (I)	10,531	96,043
CDI Corp.	4,408	81,680
CRA International, Inc. (I)	2,371	46,946
Franklin Covey Company (I)	3,500	69,580
FTI Consulting, Inc. (I)	7,838	322,455
GP Strategies Corp. (I)	2,785	82,965
Heidrick & Struggles International, Inc.	4,283	86,260
Hill International, Inc. (I)	9,256	36,561
Hudson Global, Inc. (I)	4,800	19,296
Huron Consulting Group, Inc. (I)	200	12,544
ICF International, Inc. (I)	4,587	159,215
Kelly Services, Inc., Class A	6,833	170,415
Korn/Ferry International (I)	9,554	249,550
ManpowerGroup, Inc.	2,729	234,312
Mistras Group, Inc. (I)	781	16,307
Navigant Consulting, Inc. (I)	9,227	177,158
On Assignment, Inc. (I)	4,203	146,769
Pendrell Corp. (I)	37,263	74,899
RCM Technologies, Inc. (I)	300	2,094
Resources Connection, Inc.	9,420	134,989
RPX Corp. (I)	4,949	83,638
The Dolan Company (I)	5,314	3,720
Volt Information Sciences, Inc. (I)	2,445	24,450

The accompanying notes are an integral part of the financial statements.	131

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
VSE Corp.	1,317	$63,229
		2,496,069
Road & Rail - 2.3%
Amerco, Inc.	1,663	395,528
Arkansas Best Corp.	4,807	161,900
Avis Budget Group, Inc. (I)	17,100	691,182
Celadon Group, Inc.	76,869	1,497,408
Con-way, Inc.	5,234	207,842
Covenant Transport, Inc. (I)	2,929	24,047
Genesee & Wyoming, Inc., Class A (I)	1,719	165,110
Knight Transportation, Inc.	7,116	130,507
Landstar System, Inc.	16,980	975,501
Marten Transport, Ltd.	7,428	149,971
Old Dominion Freight Line, Inc. (I)	36,318	1,925,580
P.A.M. Transportation Services, Inc. (I)	2,046	42,393
Patriot Transportation Holding, Inc. (I)	1,350	56,039
Providence and Worcester Railroad Company	815	15,941
Roadrunner Transportation Systems, Inc. (I)	600	16,170
Ryder Systems, Inc.	8,473	625,138
Saia, Inc. (I)	3,963	127,014
Universal Truckload Services, Inc.	66	2,014
USA Truck, Inc. (I)	2,076	27,777
Werner Enterprises, Inc.	3,600	89,028
		7,326,090
Trading Companies & Distributors - 1.5%
Aceto Corp.	5,823	145,633
Aircastle, Ltd.	7,207	138,086
Applied Industrial Technologies, Inc.	3,869	189,929
Beacon Roofing Supply, Inc. (I)	33,940	1,367,103
CAI International, Inc. (I)	3,456	81,458
GATX Corp.	7,598	396,388
H&E Equipment Services, Inc. (I)	1,860	55,112
Houston Wire & Cable Company	3,039	40,662
Kaman Corp.	2,465	97,934
Lawson Products, Inc. (I)	1,291	15,815
MRC Global, Inc. (I)	42,856	1,382,535
Rush Enterprises, Inc., Class A (I)	5,802	172,029
Rush Enterprises, Inc., Class B (I)	12,598	321,249
TAL International Group, Inc. (I)	5,250	301,088
Titan Machinery, Inc. (I)	2,816	50,181
Transcat, Inc. (I)	1,532	12,241
Willis Lease Finance Corp. (I)	406	7,048
		4,774,491
Transportation Infrastructure - 0.1%
Wesco Aircraft Holdings, Inc. (I)	8,691	190,507
		53,417,256
Information Technology - 16.2%
Communications Equipment - 1.9%
Anaren, Inc. (I)	1,881	52,649
ARRIS Group, Inc. (I)	84,715	2,064,081
Aviat Networks, Inc. (I)	10,732	24,254
Aware, Inc. (I)	4,448	27,177
Bel Fuse, Inc., Class B	1,641	34,970
Black Box Corp.	2,530	75,394
Brocade Communications Systems, Inc. (I)	76,927	682,342
Calix, Inc. (I)	7,059	68,049
Communications Systems, Inc.	1,800	20,052
Comtech Telecommunications Corp.	3,221	101,526
Digi International, Inc. (I)	4,813	58,334
EchoStar Corp., Class A (I)	6,891	342,621

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Emulex Corp. (I)	21,867	$156,568
Extreme Networks, Inc. (I)	6,886	48,202
Finisar Corp. (I)	9,024	215,854
Harmonic, Inc. (I)	23,851	176,020
JDS Uniphase Corp. (I)	82,246	1,067,553
KVH Industries, Inc. (I)	2,778	36,197
NETGEAR, Inc. (I)	4,613	151,952
Oclaro, Inc. (I)	5,040	12,550
Oplink Communications, Inc. (I)	3,231	60,097
Optical Cable Corp.	931	3,473
Performance Technologies, Inc. (I)	2,000	7,470
Polycom, Inc. (I)	19,929	223,803
Relm Wireless Corp. (I)	2,100	7,077
ShoreTel, Inc. (I)	1,370	12,714
Sonus Networks, Inc. (I)	40,277	126,873
Tessco Technologies, Inc.	1,750	70,560
UTStarcom Holdings Corp. (I)	1,004	2,781
Westell Technologies, Inc., Class A (I)	8,500	34,425
		5,965,618
Computers & Peripherals - 1.0%
Astro-med, Inc.	1,439	19,412
Avid Technology, Inc. (I)	8,133	66,284
Concurrent Computer Corp.	100	817
Cray, Inc. (I)	74,893	2,056,562
Datalink Corp. (I)	1,251	13,636
Dot Hill Systems Corp. (I)	1,830	6,167
Electronics for Imaging, Inc. (I)	5,466	211,698
Hutchinson Technology, Inc. (I)	5,052	16,166
Imation Corp. (I)	9,485	44,390
Intevac, Inc. (I)	3,801	28,241
Lexmark International, Inc., Class A	12,325	437,784
Novatel Wireless, Inc. (I)	6,508	15,424
QLogic Corp. (I)	17,751	209,994
Qumu Corp. (I)	958	12,262
Super Micro Computer, Inc. (I)	6,324	108,520
Xyratex, Ltd.	4,376	58,157
		3,305,514
Electronic Equipment, Instruments & Components - 4.4%
ADDvantage Technologies Group, Inc. (I)	428	1,151
Aeroflex Holding Corp. (I)	3,027	19,676
Agilysys, Inc. (I)	3,126	43,514
Arrow Electronics, Inc. (I)	16,966	920,406
Avnet, Inc.	22,763	1,004,076
AVX Corp.	29,549	411,618
Belden, Inc.	25,905	1,825,007
Benchmark Electronics, Inc. (I)	6,843	157,936
Checkpoint Systems, Inc. (I)	9,467	149,295
ChyronHego Corp. (I)	200	424
Coherent, Inc. (I)	23,144	1,721,682
CTS Corp.	4,099	81,611
Daktronics, Inc.	1,238	19,412
DTS, Inc. (I)	2,748	65,897
Echelon Corp. (I)	7,977	17,151
Electro Rent Corp.	3,773	69,876
Electro Scientific Industries, Inc.	4,104	42,928
Fabrinet (I)	5,079	104,424
FEI Company	12,902	1,152,923
Frequency Electronics, Inc. (I)	1,783	20,808
GSI Group, Inc. (I)	8,069	90,696
ID Systems, Inc. (I)	2,235	12,941
Identive Group, Inc. (I)	4,331	2,493
Ingram Micro, Inc., Class A (I)	27,323	640,998

The accompanying notes are an integral part of the financial statements.	132

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Insight Enterprises, Inc. (I)	7,853	$178,342
IntriCon Corp. (I)	100	382
Iteris, Inc. (I)	8,054	16,913
Itron, Inc. (I)	7,962	329,866
Jabil Circuit, Inc.	2,457	42,850
KEMET Corp. (I)	10,443	58,899
Key Tronic Corp. (I)	1,900	20,938
Maxwell Technologies, Inc. (I)	6,813	52,937
Measurement Specialties, Inc. (I)	1,680	101,959
Mercury Computer Systems, Inc. (I)	8,122	88,936
Methode Electronics, Inc.	5,814	198,781
Multi-Fineline Electronix, Inc. (I)	3,796	52,726
NAPCO Security Technologies, Inc. (I)	1,164	7,310
Newport Corp. (I)	5,207	94,090
PAR Technology Corp. (I)	3,132	17,069
Park Electrochemical Corp.	3,038	87,251
PC Connection, Inc.	4,352	108,147
PC Mall, Inc. (I)	3,055	31,375
Perceptron, Inc.	1,608	22,303
Planar Systems, Inc. (I)	5,100	12,954
Plexus Corp. (I)	3,089	133,723
Radisys Corp. (I)	5,279	12,089
RF Industries, Ltd.	120	1,103
Richardson Electronics, Ltd.	2,384	27,082
Rofin-Sinar Technologies, Inc. (I)	4,747	128,264
Rogers Corp. (I)	2,200	135,300
Sanmina Corp. (I)	113,809	1,900,610
ScanSource, Inc. (I)	2,542	107,857
SMTC Corp. (I)	490	1,156
Speed Commerce, Inc. (I)	4,100	19,147
SYNNEX Corp. (I)	5,668	382,023
Tech Data Corp. (I)	7,000	361,200
TTM Technologies, Inc. (I)	18,607	159,648
Viasystems Group, Inc. (I)	3,526	48,236
Vicon Industries, Inc. (I)	126	386
Vishay Intertechnology, Inc. (I)	18,624	246,954
Vishay Precision Group, Inc. (I)	2,886	42,973
Zygo Corp. (I)	2,978	44,015
		13,852,737
Internet Software & Services - 1.4%
AOL, Inc. (I)	12,851	599,114
Bankrate, Inc. (I)	9,842	176,565
Blucora, Inc. (I)	6,814	198,696
Constant Contact, Inc. (I)	313	9,725
Dealertrack Technologies, Inc. (I)	1,082	52,023
Digital River, Inc. (I)	8,165	151,053
EarthLink, Inc. (I)	15,906	80,643
Internap Network Services Corp. (I)	4,743	35,667
IntraLinks Holdings, Inc. (I)	512	6,200
Limelight Networks, Inc. (I)	7,903	15,648
Marchex, Inc., Class B	2,445	21,149
Monster Worldwide, Inc. (I)	28,794	205,301
Perficient, Inc. (I)	2,608	61,079
QuinStreet, Inc. (I)	10,530	91,506
RealNetworks, Inc. (I)	8,110	61,231
Reis, Inc. (I)	300	5,769
SciQuest, Inc. (I)	26,083	742,844
TechTarget, Inc. (I)	8,844	60,670
TheStreet.com, Inc. (I)	8,757	19,791
ValueClick, Inc. (I)	68,938	1,611,081
Vocus, Inc. (I)	3,270	37,245

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
XO Group, Inc. (I)	3,766	$55,963
		4,298,963
IT Services - 1.5%
Acxiom Corp. (I)	3,452	127,655
CACI International, Inc., Class A (I)	4,110	300,934
CIBER, Inc. (I)	13,394	55,451
Convergys Corp.	11,544	243,001
CSG Systems International, Inc.	1,319	38,779
Dynamics Research Corp. (I)	1,898	21,789
Jack Henry & Associates, Inc.	29,392	1,740,300
ManTech International Corp., Class A	4,529	135,553
MAXIMUS, Inc.	33,628	1,479,296
ModusLink Global Solutions, Inc. (I)	7,816	44,786
NCI, Inc., Class A (I)	2,106	13,942
PRGX Global, Inc. (I)	4,607	30,959
StarTek, Inc. (I)	3,143	20,398
Sykes Enterprises, Inc. (I)	8,596	187,479
The Hackett Group, Inc.	7,525	46,730
VeriFone Systems, Inc. (I)	950	25,479
Virtusa Corp. (I)	1,925	73,323
		4,585,854
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Energy Industries, Inc. (I)	3,450	78,867
Alpha & Omega Semiconductor, Ltd. (I)	4,513	34,795
Amkor Technology, Inc. (I)	9,473	58,069
Amtech Systems, Inc. (I)	2,396	16,676
ANADIGICS, Inc. (I)	11,169	20,551
ATMI, Inc. (I)	4,545	137,304
Axcelis Technologies, Inc. (I)	27,071	66,053
AXT, Inc. (I)	4,229	11,038
Brooks Automation, Inc.	15,547	163,088
BTU International, Inc. (I)	1,318	3,849
Cascade Microtech, Inc. (I)	1,892	17,633
Ceva, Inc. (I)	1,227	18,675
Cohu, Inc.	4,192	44,016
Diodes, Inc. (I)	733	17,269
DSP Group, Inc. (I)	4,494	43,637
Entegris, Inc. (I)	13,107	152,041
Entropic Communications, Inc. (I)	21,820	102,772
Exar Corp. (I)	8,586	101,229
Fairchild Semiconductor International, Inc. (I)	95,465	1,274,458
First Solar, Inc. (I)	15,984	873,366
FormFactor, Inc. (I)	7,875	47,408
GigOptix, Inc. (I)	931	1,424
GSI Technology, Inc. (I)	5,524	36,679
Hittite Microwave Corp. (I)	20,173	1,245,279
Inphi Corp. (I)	289	3,728
Integrated Device Technology, Inc. (I)	12,972	132,185
Integrated Silicon Solution, Inc. (I)	6,651	80,411
International Rectifier Corp. (I)	13,683	356,716
Intersil Corp., Class A	24,969	286,394
IXYS Corp.	7,588	98,416
Kopin Corp. (I)	15,084	63,654
Kulicke & Soffa Industries, Inc. (I)	14,905	198,237
Lattice Semiconductor Corp. (I)	16,204	89,284
LTX-Credence Corp. (I)	11,213	89,592
Magnachip Semiconductor Corp. (I)	4,940	96,330
Marvell Technology Group, Ltd.	34,320	493,522
Mattson Technology, Inc. (I)	7,741	21,210
Microsemi Corp. (I)	9,026	225,199
MKS Instruments, Inc.	10,188	305,029
Nanometrics, Inc. (I)	3,391	64,599

The accompanying notes are an integral part of the financial statements.	133

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NeoPhotonics Corp. (I)	5,504	$38,858
OmniVision Technologies, Inc. (I)	6,306	108,463
Pericom Semiconductor Corp. (I)	4,434	39,285
Photronics, Inc. (I)	13,726	123,946
PMC-Sierra, Inc. (I)	7,616	48,971
Power Integrations, Inc.	13,468	751,784
RF Micro Devices, Inc. (I)	2,250	11,610
Rudolph Technologies, Inc. (I)	5,137	60,308
Semtech Corp. (I)	43,766	1,106,404
Sigma Designs, Inc. (I)	7,902	37,297
Silicon Image, Inc. (I)	2,000	12,300
Spansion, Inc., Class A (I)	10,091	140,164
SunPower Corp. (I)	8,959	267,068
Supertex, Inc. (I)	2,758	69,088
Tessera Technologies, Inc.	4,184	82,467
TriQuint Semiconductor, Inc. (I)	29,465	245,738
Ultra Clean Holdings (I)	1,700	17,051
Veeco Instruments, Inc. (I)	33,113	1,089,749
		11,421,233
Software - 2.4%
Accelrys, Inc. (I)	7,884	75,213
Actuate Corp. (I)	76,963	593,385
AsiaInfo-Linkage, Inc. (I)	400	4,784
Cadence Design Systems, Inc. (I)	96,733	1,356,197
EPIQ Systems, Inc.	7,845	127,167
ePlus, Inc. (I)	1,364	77,530
GSE Systems, Inc. (I)	2,016	3,226
Informatica Corp. (I)	35,595	1,477,193
Mentor Graphics Corp.	10,530	253,457
MicroStrategy, Inc., Class A (I)	8,109	1,007,462
Progress Software Corp. (I)	4,805	124,113
Rosetta Stone, Inc. (I)	826	10,094
Rovi Corp. (I)	2,735	53,852
Seachange International, Inc. (I)	5,428	66,004
Smith Micro Software, Inc. (I)	524	776
SS&C Technologies Holdings, Inc. (I)	48,536	2,148,203
TeleCommunication Systems, Inc., Class A (I)	7,641	17,727
Telenav, Inc. (I)	9,785	64,483
Zynga, Inc., Class A (I)	20,659	78,504
		7,539,370
		50,969,289
Materials - 7.1%
Chemicals - 2.0%
A. Schulman, Inc.	4,138	145,906
American Pacific Corp. (I)	1,621	60,398
Arabian American Development Company (I)	3,574	44,854
Axiall Corp.	4,100	194,504
Cabot Corp.	11,568	594,595
Chase Corp.	1,174	41,442
Chemtura Corp. (I)	1,200	33,504
Core Molding Technologies, Inc. (I)	1,000	13,700
Ferro Corp. (I)	4,565	58,569
FMC Corp.	20,518	1,548,288
FutureFuel Corp.	6,696	105,797
Hawkins, Inc.	330	12,273
Intrepid Potash, Inc. (I)	800	12,672
KMG Chemicals, Inc.	1,101	18,596
Kraton Performance Polymers, Inc. (I)	7,990	184,170
Landec Corp. (I)	3,865	46,844
LSB Industries, Inc. (I)	539	22,110
Minerals Technologies, Inc.	31,764	1,908,063

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Northern Technologies International Corp. (I)	800	$14,840
Olin Corp.	6,813	196,555
OM Group, Inc. (I)	4,455	162,207
OMNOVA Solutions, Inc. (I)	6,574	59,889
Penford Corp. (I)	2,624	33,718
PolyOne Corp.	1,480	52,318
Sensient Technologies Corp.	4,568	221,639
Tronox, Ltd., Class A	6,693	154,408
Zep, Inc.	3,273	59,438
Zoltek Companies, Inc. (I)	6,760	113,230
		6,114,527
Construction Materials - 0.5%
Eagle Materials, Inc.	19,965	1,545,890
Headwaters, Inc. (I)	900	8,811
Texas Industries, Inc. (I)	1,592	109,498
United States Lime & Minerals, Inc. (I)	839	51,322
		1,715,521
Containers & Packaging - 1.3%
Graphic Packaging Holding Company (I)	210,241	2,018,314
MeadWestvaco Corp.	30,645	1,131,720
Myers Industries, Inc.	6,330	133,690
Rock-Tenn Company, Class A	7,113	746,936
		4,030,660
Metals & Mining - 2.4%
A. M. Castle & Company (I)	4,342	64,131
Allegheny Technologies, Inc.	19,627	699,310
Century Aluminum Company (I)	12,885	134,777
Cliffs Natural Resources, Inc.	26,803	702,507
Coeur d’Alene Mines Corp. (I)	10,600	115,010
Commercial Metals Company	11,325	230,237
Friedman Industries, Inc.	1,511	12,844
Globe Specialty Metals, Inc.	6,930	124,809
Haynes International, Inc.	28,901	1,596,491
Horsehead Holding Corp. (I)	11,027	178,748
Kaiser Aluminum Corp.	2,852	200,324
Materion Corp.	3,233	99,738
Noranda Aluminum Holding Corp.	71	234
Olympic Steel, Inc.	2,383	69,059
Reliance Steel & Aluminum Company	12,460	944,966
Royal Gold, Inc.	6,785	312,585
RTI International Metals, Inc. (I)	4,900	167,629
Schnitzer Steel Industries, Inc., Class A	5,182	169,296
Steel Dynamics, Inc.	38,475	751,802
Stillwater Mining Company (I)	8,982	110,838
SunCoke Energy, Inc. (I)	6,433	146,737
Synalloy Corp.	2,039	31,319
United States Steel Corp.	24,757	730,332
Universal Stainless & Alloy (I)	1,562	56,326
		7,650,049
Paper & Forest Products - 0.9%
Clearwater Paper Corp. (I)	1,959	102,848
Domtar Corp.	5,122	483,209
KapStone Paper and Packaging Corp. (I)	5,210	291,031
Louisiana-Pacific Corp. (I)	21,144	391,375
Mercer International, Inc. (I)	10,058	100,278
Neenah Paper, Inc.	383	16,381
P.H. Glatfelter Company	4,610	127,420
Resolute Forest Products, Inc. (I)	9,682	155,106

The accompanying notes are an integral part of the financial statements.	134

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products (continued)
Schweitzer-Mauduit International, Inc.	24,707	$1,271,669
		2,939,317
		22,450,074
Telecommunication Services - 0.8%
Diversified Telecommunication Services - 0.5%
Atlantic Tele-Network, Inc.	1,524	86,213
Cbeyond, Inc. (I)	796	5,492
Frontier Communications Corp.	171,525	797,591
General Communication, Inc., Class A (I)	8,502	94,797
Hawaiian Telcom Holdco, Inc. (I)	2,368	69,548
HickoryTech Corp.	2,058	26,404
Inteliquent, Inc.	2,582	29,486
Iridium Communications, Inc. (I)	9,684	60,622
ORBCOMM, Inc. (I)	9,140	57,948
Premiere Global Services, Inc. (I)	3,309	38,351
PTGi Holding, Inc.	472	1,345
Vonage Holdings Corp. (I)	30,776	102,484
		1,370,281
Wireless Telecommunication Services - 0.3%
Leap Wireless International, Inc. (I)	8,053	140,122
Shenandoah Telecommunications Company	3,412	87,586
T-Mobile US, Inc. (I)	2,432	81,812
Telephone & Data Systems, Inc.	16,512	425,679
United States Cellular Corp.	4,616	193,041
USA Mobility, Inc.	5,172	73,856
		1,002,096
		2,372,377
Utilities - 0.9%
Gas Utilities - 0.7%
UGI Corp.	54,258	2,249,537
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. (I)	12,912	277,866
Genie Energy, Ltd., B Shares (I)	503	5,136
Ormat Technologies, Inc.	9,116	248,046
		531,048
Water Utilities - 0.0%
Consolidated Water Company, Ltd.	3,558	50,168
		2,830,753
TOTAL COMMON STOCKS (Cost $238,394,560)		$312,238,923

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (Expiration
Date: 04/15/2016) (I)(N)	805	1,168
TOTAL WARRANTS (Cost $855)		$1,168

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
State Street Institutional Liquid Reserves
Fund, 0.0555% (Y)	2,289,858	2,289,858
TOTAL SHORT-TERM INVESTMENTS (Cost $2,289,858)		$2,289,858
Total Investments (Small Cap Opportunities Trust)
(Cost $240,685,273) - 100.2%		$314,529,949
Other assets and liabilities, net - (0.2%)		(489,354)
TOTAL NET ASSETS - 100.0%		$314,040,595

Small Cap Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.3%
Consumer Discretionary - 12.9%
Diversified Consumer Services - 1.6%
Matthews International Corp., Class A (L)	301,530	$12,848,193
Hotels, Restaurants & Leisure - 2.1%
CEC Entertainment, Inc. (L)	339,440	15,030,403
Choice Hotels International, Inc. (L)	39,210	1,925,603
		16,956,006
Household Durables - 2.0%
Helen of Troy, Ltd. (I)	315,870	15,638,724
Multiline Retail - 1.7%
Fred’s, Inc., Class A (L)	711,452	13,176,091
Specialty Retail - 5.5%
Advance Auto Parts, Inc.	30,410	3,365,779
Ascena Retail Group, Inc. (I)	714,360	15,115,858
Stage Stores, Inc. (L)	456,309	10,139,186
The Cato Corp., Class A	489,216	15,557,069
		44,177,892
		102,796,906
Consumer Staples - 2.2%
Food & Staples Retailing - 1.4%
Casey’s General Stores, Inc. (L)	154,820	10,876,105
Food Products - 0.8%
Post Holdings, Inc. (I)	135,190	6,660,811
		17,536,916
Energy - 5.8%
Energy Equipment & Services - 2.3%
Era Group, Inc. (I)	263,367	8,127,506
SEACOR Holdings, Inc. (I)(L)	116,108	10,589,050
		18,716,556
Oil, Gas & Consumable Fuels - 3.5%
Diamondback Energy, Inc. (I)	163,711	8,653,763
Scorpio Tankers, Inc.	1,538,290	18,136,439
Whiting Petroleum Corp. (I)	14,590	902,683
		27,692,885
		46,409,441
Financials - 21.4%
Capital Markets - 0.7%
Ares Capital Corp.	83,156	1,477,682
Solar Capital, Ltd.	177,722	4,007,631
		5,485,313
Commercial Banks - 10.2%
First Busey Corp. (L)	807,306	4,682,375
First Midwest Bancorp, Inc.	730,611	12,807,611
First Niagara Financial Group, Inc.	745,732	7,919,674
Flushing Financial Corp.	290,532	6,014,012
Hancock Holding Company	210,220	7,710,870
International Bancshares Corp.	528,990	13,960,046
MB Financial, Inc.	285,138	9,150,078
Webster Financial Corp.	490,830	15,304,079
WestAmerica Bancorp. (L)	67,560	3,814,438
		81,363,183
Insurance - 5.1%
Alleghany Corp. (I)	5,428	2,170,983
AMERISAFE, Inc.	139,300	5,884,032
Assured Guaranty, Ltd.	348,657	8,224,819
Platinum Underwriters Holdings, Ltd.	124,499	7,629,299

The accompanying notes are an integral part of the financial statements.	135

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Primerica, Inc.	296,180	$12,709,084
Reinsurance Group of America, Inc.	29,010	2,245,664
White Mountains Insurance Group, Ltd.	2,160	1,302,653
		40,166,534
Real Estate Investment Trusts - 3.8%
Campus Crest Communities, Inc.	808,347	7,606,545
Corrections Corp. of America	44,584	1,429,809
DiamondRock Hospitality Company	594,048	6,861,254
Education Realty Trust, Inc.	758,110	6,686,530
Mid-America Apartment Communities, Inc.	21,260	1,291,332
Summit Hotel Properties, Inc.	727,489	6,547,401
		30,422,871
Thrifts & Mortgage Finance - 1.6%
Northwest Bancshares, Inc.	830,120	12,269,174
		169,707,075
Health Care - 10.3%
Health Care Equipment & Supplies - 2.5%
Haemonetics Corp. (I)(L)	32,000	1,348,160
ICU Medical, Inc. (I)(L)	144,340	9,195,901
STERIS Corp.	198,270	9,526,874
		20,070,935
Health Care Providers & Services - 2.8%
Amsurg Corp. (I)	342,240	15,715,661
Corvel Corp. (I)	132,930	6,207,831
		21,923,492
Health Care Technology - 1.1%
Allscripts Healthcare Solutions, Inc. (I)	572,770	8,855,024
Life Sciences Tools & Services - 3.9%
Charles River
Laboratories International, Inc. (I)	386,150	20,481,396
ICON PLC (I)	256,460	10,363,549
		30,844,945
		81,694,396
Industrials - 18.6%
Aerospace & Defense - 1.4%
Cubic Corp.	208,360	10,972,238
Air Freight & Logistics - 2.3%
Atlas Air Worldwide Holdings, Inc. (I)	255,710	10,522,467
UTi Worldwide, Inc.	461,220	8,099,023
		18,621,490
Commercial Services & Supplies - 7.0%
ACCO Brands Corp. (I)(L)	1,292,290	8,684,189
G&K Services, Inc., Class A	285,710	17,779,733
SP Plus Corp. (I)	431,238	11,229,438
United Stationers, Inc. (L)	390,578	17,923,624
		55,616,984
Electrical Equipment - 0.1%
Acuity Brands, Inc.	9,350	1,022,142
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	34,906	2,771,536
Machinery - 5.7%
Albany International Corp., Class A	420,904	15,123,081
ESCO Technologies, Inc.	277,882	9,520,237
Flowserve Corp.	12,390	976,704
Luxfer Holdings PLC, ADR	73,600	1,535,296

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Mueller Industries, Inc.	290,950	$18,332,760
		45,488,078
Trading Companies & Distributors - 1.7%
GATX Corp. (L)	253,200	13,209,444
		147,701,912
Information Technology - 14.0%
Computers & Peripherals - 1.5%
Diebold, Inc.	360,100	11,886,901
Electronic Equipment, Instruments & Components - 6.9%
Belden, Inc.	403,889	28,453,980
Coherent, Inc. (I)	116,490	8,665,691
MTS Systems Corp.	96,448	6,871,920
ScanSource, Inc. (I)	265,000	11,243,950
		55,235,541
IT Services - 2.4%
Forrester Research, Inc.	303,543	11,613,555
MAXIMUS, Inc.	167,900	7,385,921
		18,999,476
Office Electronics - 1.2%
Zebra Technologies Corp., Class A (I)	181,920	9,838,234
Semiconductors & Semiconductor Equipment - 0.6%
Maxim Integrated Products, Inc.	66,480	1,855,457
Micrel, Inc.	289,688	2,859,221
		4,714,678
Software - 1.4%
MICROS Systems, Inc. (I)	43,170	2,476,663
Verint Systems, Inc. (I)	192,810	8,279,261
		10,755,924
		111,430,754
Materials - 6.6%
Chemicals - 4.3%
Innospec, Inc.	216,530	10,008,017
Koppers Holdings, Inc.	169,155	7,738,841
Sensient Technologies Corp.	164,190	7,966,499
Zep, Inc.	452,850	8,223,756
		33,937,113
Containers & Packaging - 1.0%
Aptargroup, Inc. (L)	19,888	1,348,605
Greif, Inc., Class A	123,860	6,490,264
		7,838,869
Paper & Forest Products - 1.3%
Deltic Timber Corp.	154,486	10,495,778
		52,271,760
Utilities - 4.5%
Electric Utilities - 1.2%
UNS Energy Corp.	147,380	8,820,693
Westar Energy, Inc.	26,520	853,148
		9,673,841
Gas Utilities - 3.3%
Atmos Energy Corp.	190,610	8,657,506
New Jersey Resources Corp.	76,324	3,529,222
The Laclede Group, Inc.	129,000	5,874,660
UGI Corp.	39,280	1,628,549

The accompanying notes are an integral part of the financial statements.	136

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Gas Utilities (continued)
WGL Holdings, Inc.	154,040	$6,170,842
		25,860,779
		35,534,620
TOTAL COMMON STOCKS (Cost $491,526,242)		$765,083,780

SECURITIES LENDING COLLATERAL - 4.5%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	3,588,618	35,912,374
TOTAL SECURITIES LENDING
COLLATERAL (Cost $35,913,151)		$35,912,374

SHORT-TERM INVESTMENTS - 3.9%
Repurchase Agreement - 3.9%
Bank of America Tri-Party Repurchase
Agreement dated 12/31/2013 at 0.005% to
be repurchased at $31,200,009 on
01/02/2014, collateralized by $33,823,000
Federal National Mortgage Association,
0.000% - 4.440, due 11/18/2016 -
12/27/2033 (valued at 31,824,454,
including interest)	$31,200,000	$31,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $31,200,000)		$31,200,000
Total Investments (Small Cap Value Trust)
(Cost $558,639,393) - 104.7%		$832,196,154
Other assets and liabilities, net - (4.7%)		(37,140,414)
TOTAL NET ASSETS - 100.0%		$795,055,740

Small Company Growth Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.1%
Consumer Discretionary - 14.7%
Auto Components - 1.8%
Tenneco, Inc. (I)	29,641	$1,676,791
TRW Automotive Holdings Corp. (I)	16,291	1,211,884
		2,888,675
Distributors - 1.0%
Pool Corp.	26,268	1,527,222
Hotels, Restaurants & Leisure - 4.3%
Choice Hotels International, Inc. (L)	18,205	894,048
Domino’s Pizza, Inc.	24,067	1,676,267
Jack in the Box, Inc. (I)	31,934	1,597,339
Life Time Fitness, Inc. (I)(L)	21,822	1,025,634
Penn National Gaming, Inc. (I)	27,105	388,415
The Cheesecake Factory, Inc.	24,043	1,160,556
		6,742,259
Household Durables - 0.6%
Ethan Allen Interiors, Inc. (L)	29,394	894,165
Internet & Catalog Retail - 0.9%
HomeAway, Inc. (I)	34,298	1,402,102
Leisure Equipment & Products - 0.8%
Brunswick Corp.	25,965	1,195,948

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media - 0.7%
Sinclair Broadcast Group, Inc., Class A	31,917	$1,140,394
Specialty Retail - 3.9%
DSW, Inc., Class A	33,781	1,443,462
Group 1 Automotive, Inc.	15,950	1,132,769
Monro Muffler Brake, Inc. (L)	21,076	1,187,843
Tractor Supply Company	21,500	1,667,970
Vitamin Shoppe, Inc. (I)	15,291	795,285
		6,227,329
Textiles, Apparel & Luxury Goods - 0.7%
Steven Madden, Ltd. (I)	30,709	1,123,642
		23,141,736
Consumer Staples - 1.5%
Food Products - 1.5%
B&G Foods, Inc. (L)	32,187	1,091,461
Lancaster Colony Corp.	14,573	1,284,610
		2,376,071
		2,376,071
Energy - 5.8%
Energy Equipment & Services - 3.0%
Atwood Oceanics, Inc. (I)	18,301	977,090
Dresser-Rand Group, Inc. (I)	18,108	1,079,780
Dril-Quip, Inc. (I)	13,482	1,482,076
Patterson-UTI Energy, Inc. (L)	48,981	1,240,199
		4,779,145
Oil, Gas & Consumable Fuels - 2.8%
Energen Corp.	17,545	1,241,309
Oasis Petroleum, Inc. (I)(L)	30,945	1,453,487
Resolute Energy Corp. (I)	62,434	563,779
Ultra Petroleum Corp. (I)(L)	49,723	1,076,503
		4,335,078
		9,114,223
Financials - 10.4%
Capital Markets - 3.7%
Affiliated Managers Group, Inc. (I)	8,697	1,886,205
Greenhill & Company, Inc. (L)	16,381	949,115
SEI Investments Company	39,918	1,386,352
Stifel Financial Corp. (I)(L)	35,563	1,704,179
		5,925,851
Commercial Banks - 3.5%
East West Bancorp, Inc.	39,412	1,378,238
Prosperity Bancshares, Inc.	20,348	1,289,860
SVB Financial Group (I)	14,926	1,565,140
UMB Financial Corp. (L)	20,608	1,324,682
		5,557,920
Insurance - 1.5%
American Equity Investment Life
Holding Company	52,236	1,377,986
Brown & Brown, Inc.	30,736	964,803
		2,342,789
Real Estate Investment Trusts - 1.7%
Corrections Corp. of America	39,211	1,257,497
Gaming and Leisure Properties, Inc.	27,118	1,377,866
		2,635,363
		16,461,923

The accompanying notes are an integral part of the financial statements.	137

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care - 17.7%
Biotechnology - 4.6%
Acorda Therapeutics, Inc. (I)	20,829	$608,207
BioMarin Pharmaceutical, Inc. (I)	17,103	1,201,828
Incyte Corp. (I)	47,092	2,384,268
Seattle Genetics, Inc. (I)(L)	27,233	1,086,324
United Therapeutics Corp. (I)(L)	17,155	1,939,887
		7,220,514
Health Care Equipment & Supplies - 4.4%
Insulet Corp. (I)	29,808	1,105,877
Masimo Corp. (I)	32,503	950,063
Meridian Bioscience, Inc.	27,177	721,006
NuVasive, Inc. (I)	34,317	1,109,469
Sirona Dental Systems, Inc. (I)	13,140	922,428
STERIS Corp.	26,556	1,276,016
Thoratec Corp. (I)	25,592	936,667
		7,021,526
Health Care Providers & Services - 3.7%
Chemed Corp. (L)	15,647	1,198,873
Health Management
Associates, Inc., Class A (I)	77,942	1,021,040
HealthSouth Corp.	34,961	1,164,901
MEDNAX, Inc. (I)	22,368	1,194,004
VCA Antech, Inc. (I)	42,379	1,329,005
		5,907,823
Health Care Technology - 0.4%
HMS Holdings Corp. (I)(L)	24,352	553,521
Life Sciences Tools & Services - 2.2%
PAREXEL International Corp. (I)	25,224	1,139,620
PerkinElmer, Inc.	26,641	1,098,408
Techne Corp.	13,773	1,303,890
		3,541,918
Pharmaceuticals - 2.4%
Jazz Pharmaceuticals PLC (I)	16,478	2,085,456
Salix Pharmaceuticals, Ltd. (I)	18,346	1,650,039
		3,735,495
		27,980,797
Industrials - 17.4%
Aerospace & Defense - 1.5%
Hexcel Corp. (I)	28,142	1,257,666
TransDigm Group, Inc.	6,659	1,072,232
		2,329,898
Air Freight & Logistics - 1.4%
Forward Air Corp.	26,210	1,150,881
Hub Group, Inc., Class A (I)	27,904	1,112,812
		2,263,693
Building Products - 1.2%
AO Smith Corp.	34,917	1,883,423
Commercial Services & Supplies - 2.4%
Pitney Bowes, Inc. (L)	62,964	1,467,061
Steelcase, Inc., Class A	73,167	1,160,429
Tetra Tech, Inc. (I)	38,648	1,081,371
		3,708,861
Construction & Engineering - 0.8%
MasTec, Inc. (I)(L)	36,000	1,177,920
Electrical Equipment - 1.0%
Acuity Brands, Inc.	15,040	1,644,173

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery - 5.6%
Crane Company	18,541	$1,246,882
ITT Corp.	36,698	1,593,427
Lincoln Electric Holdings, Inc.	23,453	1,673,137
Lindsay Corp. (L)	13,353	1,104,961
WABCO Holdings, Inc. (I)	14,727	1,375,649
Wabtec Corp.	25,701	1,908,813
		8,902,869
Marine - 1.0%
Kirby Corp. (I)	15,594	1,547,705
Road & Rail - 0.8%
Swift Transportation Company (I)(L)	59,796	1,328,069
Trading Companies & Distributors - 1.7%
Watsco, Inc.	13,038	1,252,430
WESCO International, Inc. (I)(L)	15,520	1,413,406
		2,665,836
		27,452,447
Information Technology - 25.0%
Communications Equipment - 0.9%
ARRIS Group, Inc. (I)	57,488	1,400,695
Computers & Peripherals - 0.8%
Cray, Inc. (I)	45,952	1,261,842
Electronic Equipment, Instruments & Components - 4.3%
Cognex Corp.	42,453	1,620,856
IPG Photonics Corp. (I)(L)	11,860	920,455
Littelfuse, Inc.	16,760	1,557,507
National Instruments Corp.	33,125	1,060,663
SYNNEX Corp. (I)	23,779	1,602,705
		6,762,186
Internet Software & Services - 4.1%
CoStar Group, Inc. (I)	13,567	2,504,197
Dealertrack Technologies, Inc. (I)	29,870	1,436,150
OpenTable, Inc. (I)(L)	14,803	1,174,914
ValueClick, Inc. (I)	59,736	1,396,030
		6,511,291
IT Services - 1.1%
Alliance Data Systems Corp. (I)	6,011	1,580,472
EPAM Systems, Inc. (I)	4,273	149,299
		1,729,771
Semiconductors & Semiconductor Equipment - 3.1%
MKS Instruments, Inc.	29,066	870,236
Power Integrations, Inc.	25,208	1,407,111
Semtech Corp. (I)	31,891	806,204
Silicon Laboratories, Inc. (I)	21,893	948,186
Teradyne, Inc. (I)	54,096	953,172
		4,984,909
Software - 10.7%
ANSYS, Inc. (I)	15,093	1,316,110
Aspen Technology, Inc. (I)	55,979	2,339,922
Cadence Design Systems, Inc. (I)(L)	71,798	1,006,608
CommVault Systems, Inc. (I)	14,975	1,121,328
FireEye, Inc. (I)(L)	2,964	129,260
Informatica Corp. (I)	36,988	1,535,002
Interactive Intelligence Group (I)	21,653	1,458,546
Manhattan Associates, Inc. (I)	25,047	2,942,522
Mentor Graphics Corp.	55,176	1,328,086
MICROS Systems, Inc. (I)(L)	20,672	1,185,953
MicroStrategy, Inc., Class A (I)	6,526	810,790

The accompanying notes are an integral part of the financial statements.	138

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
QLIK Technologies, Inc. (I)	31,899	$849,470
SolarWinds, Inc. (I)	21,536	814,707
		16,838,304
		39,488,998
Materials - 3.7%
Chemicals - 1.6%
PolyOne Corp.	40,084	1,416,969
Rockwood Holdings, Inc.	15,772	1,134,322
		2,551,291
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	9,867	986,108
Containers & Packaging - 0.8%
Berry Plastics Group, Inc. (I)	49,699	1,182,339
Metals & Mining - 0.7%
Carpenter Technology Corp.	17,577	1,093,289
		5,813,027
Telecommunication Services - 1.2%
Wireless Telecommunication Services - 1.2%
SBA Communications Corp., Class A (I)	21,509	1,932,369
Utilities - 0.7%
Electric Utilities - 0.7%
ITC Holdings Corp.	12,147	1,163,926
TOTAL COMMON STOCKS (Cost $100,326,667)		$154,925,517

SECURITIES LENDING COLLATERAL - 10.6%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	1,681,461	16,826,885
TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,827,910)		$16,826,885

SHORT-TERM INVESTMENTS - 1.9%
Money Market Funds - 1.9%
State Street Institutional Liquid Reserves
Fund, 0.0555% (Y)	3,008,059	3,008,059
TOTAL SHORT-TERM INVESTMENTS (Cost $3,008,059)		$3,008,059
Total Investments (Small Company Growth Trust)
(Cost $120,162,636) - 110.6%		$174,760,461
Other assets and liabilities, net - (10.6%)		(16,797,202)
TOTAL NET ASSETS - 100.0%		$157,963,259

Small Company Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.3%
Consumer Discretionary - 14.5%
Auto Components - 1.7%
Drew Industries, Inc.	98,400	$5,038,080
Modine Manufacturing Company (I)	153,500	1,967,870
		7,005,950
Automobiles - 0.8%
Winnebago Industries, Inc. (I)	123,800	3,398,310

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Distributors - 1.1%
Pool Corp.	80,900	$4,703,526
Diversified Consumer Services - 1.9%
American Public Education, Inc. (I)	37,600	1,634,472
Ascent Capital Group, Inc., Class A (I)(L)	34,500	2,951,820
Matthews International Corp., Class A (L)	80,000	3,408,800
		7,995,092
Hotels, Restaurants & Leisure - 1.0%
Orient-Express Hotels, Ltd., Class A (I)	171,000	2,583,810
Red Robin Gourmet Burgers, Inc. (I)	19,600	1,441,384
		4,025,194
Household Durables - 2.2%
CSS Industries, Inc.	67,500	1,935,900
Ethan Allen Interiors, Inc. (L)	55,500	1,688,310
M/I Homes, Inc. (I)	57,300	1,458,285
Meritage Homes Corp. (I)	88,700	4,256,713
Stanley Furniture Company, Inc. (I)	18,040	69,274
		9,408,482
Leisure Equipment & Products - 0.5%
Brunswick Corp.	44,100	2,031,246
Media - 0.6%
Saga Communications, Inc., Class A	51,966	2,613,890
Multiline Retail - 0.3%
Fred’s, Inc., Class A (L)	75,600	1,400,112
Specialty Retail - 3.5%
Aaron’s, Inc.	242,300	7,123,620
Haverty Furniture Companies, Inc.	111,300	3,483,690
MarineMax, Inc. (I)(L)	106,900	1,718,952
Stein Mart, Inc.	180,800	2,431,760
		14,758,022
Textiles, Apparel & Luxury Goods - 0.9%
Culp, Inc.	76,400	1,562,380
Fifth & Pacific Companies, Inc. (I)	71,400	2,289,798
		3,852,178
		61,192,002
Consumer Staples - 0.7%
Food & Staples Retailing - 0.5%
Spartan Stores, Inc.	90,720	2,202,682
Tobacco - 0.2%
Alliance One International, Inc. (I)	223,600	681,980
		2,884,662
Energy - 5.6%
Energy Equipment & Services - 2.0%
Atwood Oceanics, Inc. (I)	33,600	1,793,904
C&J Energy Services, Inc. (I)(L)	53,000	1,224,300
CARBO Ceramics, Inc. (L)	22,200	2,586,966
Hercules Offshore, Inc. (I)	118,400	773,152
TETRA Technologies, Inc. (I)	159,300	1,968,948
		8,347,270
Oil, Gas & Consumable Fuels - 3.6%
Cloud Peak Energy, Inc. (I)	81,000	1,458,000
EPL Oil & Gas, Inc. (I)	46,100	1,313,850
GasLog, Ltd.	157,300	2,688,257
Northern Oil and Gas, Inc. (I)(L)	140,000	2,109,800
Oasis Petroleum, Inc. (I)(L)	92,700	4,354,119
PDC Energy, Inc. (I)	43,600	2,320,392

The accompanying notes are an integral part of the financial statements.	139

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Teekay Tankers, Ltd., Class A (L)	264,000	$1,037,520
		15,281,938
		23,629,208
Financials - 22.2%
Capital Markets - 2.6%
Ares Capital Corp.	201,800	3,585,986
Hercules Technology Growth Capital, Inc. (L)	191,800	3,145,520
JMP Group, Inc.	75,900	561,660
KCAP Financial, Inc. (L)	132,100	1,066,047
Piper Jaffray Companies (I)	27,800	1,099,490
Safeguard Scientifics, Inc. (I)(L)	66,400	1,333,976
		10,792,679
Commercial Banks - 8.5%
Columbia Banking System, Inc.	56,700	1,559,817
East West Bancorp, Inc.	221,500	7,745,855
Glacier Bancorp, Inc.	144,900	4,316,571
Home BancShares, Inc.	189,200	7,066,620
Signature Bank (I)	34,500	3,705,990
SVB Financial Group (I)	71,300	7,476,518
Wintrust Financial Corp. (L)	87,600	4,040,112
		35,911,483
Diversified Financial Services - 0.5%
Compass Diversified Holdings	109,200	2,143,596
Insurance - 4.2%
Assured Guaranty, Ltd.	69,800	1,646,582
Employers Holdings, Inc.	56,050	1,773,983
Markel Corp. (I)	4,800	2,785,680
Meadowbrook Insurance Group, Inc. (L)	225,500	1,569,480
National Interstate Corp.	104,400	2,401,200
ProAssurance Corp.	159,600	7,737,408
		17,914,333
Real Estate Investment Trusts - 6.0%
Acadia Realty Trust	60,400	1,499,732
CBL & Associates Properties, Inc.	151,400	2,719,144
Cedar Realty Trust, Inc.	168,600	1,055,436
First Potomac Realty Trust	135,300	1,573,539
Hatteras Financial Corp.	47,800	781,052
Kilroy Realty Corp.	71,300	3,577,834
Kite Realty Group Trust	219,000	1,438,830
LaSalle Hotel Properties	102,400	3,160,064
Potlatch Corp.	63,600	2,654,664
PS Business Parks, Inc.	12,900	985,818
Redwood Trust, Inc.	142,600	2,762,162
Saul Centers, Inc.	28,300	1,350,759
Washington Real Estate Investment Trust	65,100	1,520,736
		25,079,770
Thrifts & Mortgage Finance - 0.4%
Radian Group, Inc. (L)	118,600	1,674,632
		93,516,493
Health Care - 4.1%
Biotechnology - 0.4%
Momenta Pharmaceuticals, Inc. (I)	90,800	1,605,344
Health Care Equipment & Supplies - 2.5%
Analogic Corp.	26,100	2,311,416
Quidel Corp. (I)(L)	77,800	2,403,242
West Pharmaceutical Services, Inc.	118,400	5,808,704
		10,523,362

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services - 1.2%
Landauer, Inc.	25,000	$1,315,250
National Healthcare Corp.	47,900	2,582,289
Triple-S Management Corp., Class B (I)	68,200	1,325,808
		5,223,347
		17,352,053
Industrials - 24.7%
Aerospace & Defense - 0.3%
Kratos Defense &
Security Solutions, Inc. (I)(L)	168,600	1,294,848
Air Freight & Logistics - 0.6%
Hub Group, Inc., Class A (I)	61,400	2,448,632
Airlines - 1.5%
Alaska Air Group, Inc.	86,800	6,368,516
Building Products - 1.6%
Gibraltar Industries, Inc. (I)	132,600	2,465,034
Quanex Building Products Corp.	75,200	1,497,984
Universal Forest Products, Inc.	55,200	2,878,128
		6,841,146
Commercial Services & Supplies - 3.7%
G&K Services, Inc., Class A	66,700	4,150,741
McGrath RentCorp. (L)	135,330	5,386,134
Mine Safety Appliances Company	65,700	3,364,497
Waste Connections, Inc.	61,000	2,661,430
		15,562,802
Construction & Engineering - 1.3%
Aegion Corp. (I)(L)	111,500	2,440,735
Comfort Systems USA, Inc.	97,600	1,892,464
Pike Corp. (I)	99,200	1,048,544
		5,381,743
Electrical Equipment - 0.7%
Franklin Electric Company, Inc.	63,774	2,846,871
Machinery - 5.3%
Astec Industries, Inc.	40,600	1,568,378
CIRCOR International, Inc.	47,100	3,804,738
ESCO Technologies, Inc.	2,100	71,946
IDEX Corp.	55,400	4,091,290
Nordson Corp.	65,900	4,896,370
Proto Labs, Inc. (I)(L)	15,100	1,074,818
RBC Bearings, Inc. (I)	19,600	1,386,700
Sun Hydraulics Corp.	43,100	1,759,773
Woodward, Inc.	82,700	3,771,947
		22,425,960
Marine - 1.7%
Kirby Corp. (I)	71,000	7,046,750
Professional Services - 1.8%
FTI Consulting, Inc. (I)	28,200	1,160,148
Navigant Consulting, Inc. (I)	136,700	2,624,640
On Assignment, Inc. (I)	109,200	3,813,264
The Dolan Company (I)	116,100	81,270
		7,679,322
Road & Rail - 3.9%
Genesee & Wyoming, Inc., Class A (I)	78,100	7,501,505
Landstar System, Inc.	129,900	7,462,755
Universal Truckload Services, Inc.	50,189	1,531,266
		16,495,526

The accompanying notes are an integral part of the financial statements.	140

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors - 2.3%
Beacon Roofing Supply, Inc. (I)(L)	176,500	$7,109,420
Kaman Corp. (L)	59,700	2,371,881
		9,481,301
		103,873,417
Information Technology - 11.3%
Communications Equipment - 0.8%
Ixia (I)	156,000	2,076,360
Sonus Networks, Inc. (I)	378,500	1,192,275
		3,268,635
Computers & Peripherals - 0.1%
Xyratex, Ltd.	36,100	479,769
Electronic Equipment, Instruments & Components - 6.3%
Belden, Inc.	73,100	5,149,895
Cognex Corp.	54,900	2,096,082
Electro Rent Corp.	158,700	2,939,124
Electro Scientific Industries, Inc.	140,500	1,469,630
Fabrinet (I)	111,300	2,288,328
Littelfuse, Inc.	51,700	4,804,481
Methode Electronics, Inc.	58,800	2,010,372
Newport Corp. (I)	71,600	1,293,812
SYNNEX Corp. (I)	69,800	4,704,520
		26,756,244
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries, Inc. (I)	120,800	2,761,488
ATMI, Inc. (I)	57,400	1,734,054
Brooks Automation, Inc.	110,500	1,159,145
Cabot Microelectronics Corp. (I)	75,100	3,432,070
Entegris, Inc. (I)	155,200	1,800,320
Teradyne, Inc. (I)	138,000	2,431,560
		13,318,637
Software - 0.9%
Accelrys, Inc. (I)	80,500	767,970
Progress Software Corp. (I)	124,100	3,205,503
		3,973,473
		47,796,758
Materials - 9.9%
Chemicals - 2.7%
American Vanguard Corp.	91,300	2,217,677
Innospec, Inc.	123,800	5,722,036
Minerals Technologies, Inc.	54,800	3,291,836
		11,231,549
Construction Materials - 0.3%
Texas Industries, Inc. (I)(L)	21,100	1,451,258
Containers & Packaging - 2.1%
Aptargroup, Inc.	85,300	5,784,193
Myers Industries, Inc.	141,800	2,994,816
		8,779,009
Metals & Mining - 2.8%
AMCOL International Corp.	60,100	2,042,198
Carpenter Technology Corp.	61,400	3,819,080
Franco-Nevada Corp. (L)	39,300	1,601,598
Royal Gold, Inc. (L)	37,400	1,723,018
Schnitzer Steel Industries, Inc., Class A (L)	43,900	1,434,213
Stillwater Mining Company (I)(L)	110,500	1,363,570
		11,983,677

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper & Forest Products - 2.0%
Clearwater Paper Corp. (I)	65,000	$3,412,500
Deltic Timber Corp.	45,100	3,064,094
Wausau Paper Corp.	141,600	1,795,488
		8,272,082
		41,717,575
Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (I)	163,400	1,893,806
Utilities - 3.8%
Electric Utilities - 2.0%
Cleco Corp.	83,900	3,911,418
El Paso Electric Company	77,600	2,724,536
PNM Resources, Inc.	70,600	1,702,872
UNS Energy Corp.	3,300	197,505
		8,536,331
Gas Utilities - 0.8%
Southwest Gas Corp.	58,900	3,293,099
Multi-Utilities - 1.0%
Black Hills Corp.	40,000	2,100,400
NorthWestern Corp.	50,900	2,204,988
		4,305,388
		16,134,818
TOTAL COMMON STOCKS (Cost $238,842,374)		$409,990,792

INVESTMENT COMPANIES - 0.4%
Financials - 0.4%
iShares Russell 2000 Value Index Fund (L)	15,300	1,522,350
TOTAL INVESTMENT COMPANIES (Cost $906,911)		$1,522,350

SECURITIES LENDING COLLATERAL - 6.8%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,858,680	28,607,670
TOTAL SECURITIES LENDING
COLLATERAL (Cost $28,609,488)		$28,607,670

SHORT-TERM INVESTMENTS - 1.6%
MONEY MARKET FUNDS - 1.6%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	485,363	485,363
T.Rowe Price Reserve Investment
Fund, 0.0458% (Y)	6,097,607	6,097,607
TOTAL SHORT-TERM INVESTMENTS (Cost $6,582,970)		$6,582,970
Total Investments (Small Company Value Trust)
(Cost $274,941,743) - 106.1%		$446,703,782
Other assets and liabilities, net - (6.1%)		(25,530,330)
TOTAL NET ASSETS - 100.0%		$421,173,452

The accompanying notes are an integral part of the financial statements.	141

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.7%
Consumer Discretionary - 11.9%
Auto Components - 0.7%
Aisin Seiki Company, Ltd.	47,827	$1,944,437
American Axle &
Manufacturing Holdings, Inc. (I)	21,572	441,147
BorgWarner, Inc.	80,651	4,509,197
Bridgestone Corp.	161,474	6,117,745
Cie Generale des Etablissements Michelin	46,459	4,943,266
Continental AG	27,301	5,997,738
Cooper Tire & Rubber Company	20,293	487,844
Dana Holding Corp.	47,064	923,396
Delphi Automotive PLC	99,673	5,993,337
Denso Corp.	120,706	6,376,737
Dorman Products, Inc. (I)	8,190	459,213
Drew Industries, Inc.	7,372	377,446
Federal-Mogul Corp. (I)	6,389	125,736
Fox Factory Holding Corp. (I)	3,382	59,591
Fuel Systems Solutions, Inc. (I)	5,086	70,543
Gentex Corp. (L)	95,419	3,147,873
Gentherm, Inc. (I)	10,894	292,068
GKN PLC	408,324	2,530,272
Johnson Controls, Inc.	244,051	12,519,816
Koito Manufacturing Company, Ltd.	23,518	449,373
Modine Manufacturing Company (I)	15,405	197,492
NGK Spark Plug Company, Ltd.	43,954	1,041,737
NHK Spring Company, Ltd.	38,577	435,867
NOK Corp.	23,172	379,535
Nokian Renkaat OYJ	28,139	1,349,388
Pirelli & C. SpA	59,942	1,037,004
Remy International, Inc.	4,868	113,522
Spartan Motors, Inc.	12,855	86,129
Standard Motor Products, Inc.	6,393	235,262
Stanley Electric Company, Ltd.	36,267	831,444
Stoneridge, Inc. (I)	9,474	120,794
Sumitomo Rubber Industries, Ltd.	41,630	592,591
Superior Industries International, Inc.	7,930	163,596
Tenneco, Inc. (I)	19,495	1,102,832
The Goodyear Tire & Rubber Company	87,749	2,092,814
The Yokohama Rubber Company, Ltd.	50,000	491,676
Toyoda Gosei Company, Ltd.	15,903	370,470
Toyota Boshoku Corp.	16,689	208,667
Toyota Industries Corp.	40,768	1,842,898
Valeo SA	18,700	2,072,359
		72,532,852
Automobiles - 1.5%
Bayerische Motoren Werke AG	82,175	9,650,028
Daihatsu Motor Company, Ltd.	48,512	822,897
Daimler AG	239,207	20,759,441
Fiat SpA (I)	218,355	1,787,220
Ford Motor Company	1,401,787	21,629,573
Fuji Heavy Industries, Ltd.	146,514	4,210,659
General Motors Company (I)	405,067	16,555,088
Harley-Davidson, Inc.	78,604	5,442,541
Honda Motor Company, Ltd.	405,257	16,727,833
Isuzu Motors, Ltd.	296,979	1,852,240
Mazda Motor Corp. (I)	674,094	3,493,196
Mitsubishi Motors Corp. (I) (L)	108,000	1,161,895
Nissan Motor Company, Ltd.	617,265	5,172,682
Renault SA	47,947	3,858,600
Suzuki Motor Corp.	91,135	2,455,780
Thor Industries, Inc.	29,515	1,630,113
Toyota Motor Corp.	685,861	41,820,418
Volkswagen AG	7,355	1,997,013

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
Winnebago Industries, Inc. (I)	8,998	$246,995
Yamaha Motor Company, Ltd.	70,053	1,053,203
		162,327,415
Distributors - 0.1%
Core-Mark Holding Company, Inc.	3,768	286,104
Genuine Parts Company (L)	54,536	4,536,850
Jardine Cycle and Carriage, Ltd.	26,467	756,179
LKQ Corp. (I)	198,193	6,520,550
Pool Corp.	15,026	873,612
VOXX International Corp. (I)	6,393	106,763
Weyco Group, Inc.	2,622	77,165
		13,157,223
Diversified Consumer Services - 0.2%
American Public Education, Inc. (I)	5,745	249,735
Apollo Education Group, Inc. (I)	65,801	1,797,683
Ascent Capital Group, Inc., Class A (I)	4,761	407,351
Benesse Holdings, Inc.	17,555	705,259
Bridgepoint Education, Inc. (I)	5,989	106,065
Bright Horizons Family Solutions, Inc. (I)	3,796	139,465
Capella Education Company	3,579	237,789
Career Education Corp. (I)	18,234	103,934
Carriage Services, Inc.	5,459	106,614
Corinthian Colleges, Inc. (I) (L)	27,474	48,904
DeVry Education Group, Inc.	37,522	1,332,031
Education Management Corp. (I) (L)	7,872	79,428
Graham Holdings Company	1,552	1,029,473
Grand Canyon Education, Inc. (I)	14,598	636,473
H&R Block, Inc.	97,685	2,836,772
Hillenbrand, Inc.	17,625	518,528
ITT Educational Services, Inc. (I) (L)	7,504	251,984
K12, Inc. (I)	8,780	190,965
LifeLock, Inc. (I)	19,483	319,716
Lincoln Educational Services Corp.	8,744	43,545
Mac-Gray Corp.	4,136	87,807
Matthews International Corp., Class A	26,986	1,149,873
Regis Corp. (L)	15,426	223,831
Service Corp. International	139,774	2,534,103
Sotheby’s	67,079	3,568,603
Steiner Leisure, Ltd. (I)	4,804	236,309
Strayer Education, Inc. (I)	3,612	124,506
Universal Technical Institute, Inc.	7,387	102,753
		19,169,499
Hotels, Restaurants & Leisure - 1.6%
Accor SA	39,662	1,873,230
AFC Enterprises, Inc. (I)	7,757	298,645
Bally Technologies, Inc. (I) (L)	25,687	2,015,145
Biglari Holdings, Inc. (I)	479	242,681
BJ’s Restaurants, Inc. (I)	8,109	251,866
Bloomin’ Brands, Inc. (I)	17,745	426,057
Bob Evans Farms, Inc. (L)	26,926	1,362,186
Boyd Gaming Corp. (I)	22,306	251,166
Bravo Brio Restaurant Group, Inc. (I)	7,164	116,558
Brinker International, Inc.	44,189	2,047,718
Buffalo Wild Wings, Inc. (I)	5,990	881,728
Caesars Entertainment Corp. (I)	12,951	278,965
Carnival Corp.	156,144	6,272,304
Carnival PLC	45,801	1,896,071
Carrols Restaurant Group, Inc. (I)	8,372	55,339
CEC Entertainment, Inc.	5,782	256,027
Chipotle Mexican Grill, Inc. (I) (L)	11,011	5,866,441
Churchill Downs, Inc.	4,527	405,846

The accompanying notes are an integral part of the financial statements.	142

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Chuy’s Holdings, Inc. (I)	5,371	$193,463
Compass Group PLC	449,517	7,216,938
Cracker Barrel Old Country Store, Inc.	6,284	691,680
Crown, Ltd.	99,858	1,506,633
Darden Restaurants, Inc.	46,479	2,527,063
Del Frisco’s Restaurant Group, Inc. (I)	3,874	91,310
Denny’s Corp. (I)	30,815	221,560
Diamond Resorts International, Inc. (I)	5,789	106,865
DineEquity, Inc.	5,319	444,402
Domino’s Pizza, Inc.	36,733	2,558,453
Echo Entertainment Group, Ltd.	189,599	417,647
Fiesta Restaurant Group, Inc. (I)	6,383	333,448
Flight Centre, Ltd.	13,493	574,651
Galaxy Entertainment Group, Ltd. (I)	524,609	4,723,189
Genting Singapore PLC	1,526,571	1,815,378
InterContinental Hotels Group PLC	64,977	2,167,397
International Game Technology	88,341	1,604,273
International Speedway Corp., Class A	27,436	973,704
Interval Leisure Group, Inc.	12,962	400,526
Isle of Capri Casinos, Inc. (I)	8,348	75,132
Jack in the Box, Inc. (I)	14,363	718,437
Jamba, Inc. (I)	6,049	75,189
Krispy Kreme Doughnuts, Inc. (I) (L)	20,991	404,916
Life Time Fitness, Inc. (I) (L)	39,710	1,866,370
Luby’s, Inc. (I)	5,948	45,919
Marcus Corp.	6,649	89,363
Marriott International, Inc., Class A	79,760	3,936,954
Marriott Vacations Worldwide Corp. (I)	9,202	485,498
McDonald’s Corp.	353,906	34,339,499
McDonald’s Holdings Company, Ltd. (L)	16,161	412,695
MGM China Holdings, Ltd.	230,710	988,900
Monarch Casino & Resort, Inc. (I)	3,163	63,513
Morgans Hotel Group Company (I)	9,739	79,178
Multimedia Games Holding Company, Inc. (I)	9,365	293,686
Nathan’s Famous, Inc. (I)	1,181	59,534
Noodles & Company (I)	2,002	71,912
Orient-Express Hotels, Ltd., Class A (I)	30,566	461,852
Oriental Land Company, Ltd.	12,445	1,794,743
Panera Bread Company, Class A (I)	17,643	3,117,342
Papa John’s International, Inc.	10,486	476,064
Pinnacle Entertainment, Inc. (I)	18,577	482,816
Red Robin Gourmet Burgers, Inc. (I)	4,551	334,681
Ruby Tuesday, Inc. (I) (L)	19,998	138,586
Ruth’s Hospitality Group, Inc.	11,979	170,222
Sands China, Ltd.	602,853	4,960,076
Scientific Games Corp., Class A (I)	47,367	801,923
Shangri-La Asia, Ltd.	378,345	739,704
SJM Holdings, Ltd.	484,042	1,620,832
Sodexo	23,499	2,382,984
Sonic Corp. (I) (L)	18,132	366,085
Speedway Motorsports, Inc.	4,012	79,638
Starbucks Corp.	268,009	21,009,226
Starwood Hotels & Resorts Worldwide, Inc.	67,999	5,402,521
Tabcorp Holdings, Ltd.	180,995	587,659
Tatts Group, Ltd.	351,637	974,893
Texas Roadhouse, Inc.	20,051	557,418
The Cheesecake Factory, Inc. (L)	48,750	2,353,163
The Wendy’s Company (L)	185,998	1,621,903
Town Sports International Holdings, Inc.	8,729	128,840
TUI Travel PLC	108,570	744,183
Vail Resorts, Inc.	11,520	866,650
Whitbread PLC	44,708	2,782,374
William Hill PLC	216,142	1,440,874

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide Corp.	46,347	$3,415,310
Wynn Macau, Ltd.	388,003	1,766,230
Wynn Resorts, Ltd.	28,848	5,602,570
Yum! Brands, Inc.	158,368	11,974,204
		176,528,814
Household Durables - 0.6%
Bassett Furniture Industries, Inc.	4,069	62,174
Beazer Homes USA, Inc. (I)	8,160	199,267
Blyth, Inc. (L)	3,294	35,839
Casio Computer Company, Ltd.	54,848	672,101
Cavco Industries, Inc. (I)	2,414	165,842
CSS Industries, Inc.	3,148	90,285
D.R. Horton, Inc. (L)	101,324	2,261,552
Electrolux AB	60,112	1,570,881
Ethan Allen Interiors, Inc.	8,032	244,333
Garmin, Ltd. (L)	43,926	2,030,260
Harman International Industries, Inc.	24,301	1,989,037
Helen of Troy, Ltd. (I)	10,150	502,527
Hooker Furniture Corp.	3,643	60,765
Hovnanian Enterprises, Inc., Class A (I) (L)	36,495	241,597
Husqvarna AB, B Shares	99,089	596,656
Iida Group Holdings Company, Ltd. (I)	33,100	660,680
iRobot Corp. (I) (L)	9,133	317,554
Jarden Corp. (I)	78,861	4,838,122
KB Home (L)	81,221	1,484,720
La-Z-Boy, Inc.	16,877	523,187
Leggett & Platt, Inc.	50,669	1,567,699
Lennar Corp., Class A (L)	59,180	2,341,161
Libbey, Inc. (I)	6,934	145,614
Lifetime Brands, Inc.	3,880	61,032
M/I Homes, Inc. (I)	7,844	199,630
MDC Holdings, Inc.	38,127	1,229,214
Meritage Homes Corp. (I)	11,527	553,181
Mohawk Industries, Inc. (I)	21,698	3,230,832
NACCO Industries, Inc., Class A	1,727	107,402
Newell Rubbermaid, Inc.	102,742	3,329,868
NVR, Inc. (I)	2,759	2,830,762
Panasonic Corp.	547,803	6,385,854
Persimmon PLC (I)	75,829	1,558,983
PulteGroup, Inc.	122,195	2,489,112
Rinnai Corp.	8,634	672,659
Sekisui Chemical Company, Ltd.	106,797	1,310,561
Sekisui House, Ltd.	135,089	1,890,327
Sharp Corp. (I)	360,939	1,149,194
Skullcandy, Inc. (I)	7,093	51,141
Sony Corp. (L)	252,481	4,352,343
Standard Pacific Corp. (I)	47,236	427,486
Tempur Sealy International, Inc. (I)	39,896	2,152,788
The Ryland Group, Inc. (L)	14,710	638,561
Toll Brothers, Inc. (I)	104,767	3,876,379
TRI Pointe Homes, Inc. (I) (L)	4,941	98,474
Tupperware Brands Corp. (L)	33,403	3,157,586
Universal Electronics, Inc. (I)	4,979	189,750
Whirlpool Corp.	27,899	4,376,237
William Lyon Homes, Class A (I)	4,527	100,228
Zagg, Inc. (I) (L)	10,975	47,741
		69,069,178
Internet & Catalog Retail - 0.8%
1-800-Flowers.com, Inc., Class A (I)	9,339	50,524
Amazon.com, Inc. (I)	131,850	52,580,462
Blue Nile, Inc. (I) (L)	4,096	192,881
Expedia, Inc.	36,642	2,552,482

The accompanying notes are an integral part of the financial statements.	143

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet & Catalog Retail (continued)
FTD Companies, Inc. (I)	5,993	$195,252
HSN, Inc.	32,884	2,048,673
Netflix, Inc. (I)	21,016	7,737,461
Nutrisystem, Inc.	9,291	152,744
Orbitz Worldwide, Inc. (I)	7,674	55,099
Overstock.com, Inc. (I) (L)	3,665	112,845
PetMed Express, Inc.	6,813	113,300
priceline.com, Inc. (I)	18,297	21,268,433
Rakuten, Inc.	181,361	2,706,526
RetailMeNot, Inc. (I)	3,058	88,040
Shutterfly, Inc. (I) (L)	12,182	620,429
TripAdvisor, Inc. (I) (L)	39,082	3,237,162
ValueVision Media, Inc., Class A (I)	13,287	92,876
Vitacost.com, Inc. (I)	8,677	50,240
		93,855,429
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc.	4,304	245,242
Black Diamond, Inc. (I) (L)	7,789	103,827
Brunswick Corp.	88,836	4,091,786
Callaway Golf Company	23,191	195,500
Hasbro, Inc.	41,221	2,267,567
JAKKS Pacific, Inc.	6,814	45,858
LeapFrog Enterprises, Inc. (I) (L)	20,810	165,231
Mattel, Inc.	120,288	5,723,303
Namco Bandai Holdings, Inc.	43,484	965,453
Nautilus, Inc. (I)	10,593	89,299
Nikon Corp.	85,071	1,625,768
Polaris Industries, Inc.	42,471	6,185,476
Sankyo Company, Ltd.	13,151	606,539
Sega Sammy Holdings, Inc.	46,770	1,191,941
Shimano, Inc.	19,719	1,692,859
Smith & Wesson Holding Corp. (I) (L)	17,666	238,314
Sturm Ruger & Company, Inc. (L)	6,169	450,892
Yamaha Corp.	38,773	616,431
		26,501,286
Media - 2.6%
AH Belo Corp., Class A	7,714	57,624
AMC Networks, Inc., Class A (I)	39,082	2,661,875
Axel Springer AG	9,612	618,827
British Sky Broadcasting Group PLC	256,239	3,584,565
Cablevision Systems Corp., Class A (L)	76,331	1,368,615
Carmike Cinemas, Inc. (I)	7,579	210,999
CBS Corp., Class B	198,488	12,651,625
Central European Media
Enterprises, Ltd., Class A (I) (L)	26,212	100,654
Cinemark Holdings, Inc.	68,487	2,282,672
Comcast Corp., Class A	926,843	48,163,397
Cumulus Media, Inc., Class A (I) (L)	28,286	218,651
Dentsu, Inc.	53,582	2,191,430
Digital Generation, Inc. (I)	8,060	102,765
DIRECTV (I)	173,777	12,006,253
Discovery Communications, Inc., Class A (I)	80,231	7,254,487
DreamWorks Animation
SKG, Inc., Class A (I)	47,065	1,670,808
Entercom
Communications Corp., Class A (I) (L)	6,761	71,058
Entravision Communications Corp., Class A	18,218	110,948
Eutelsat Communications	35,697	1,113,831
Gannett Company, Inc.	81,750	2,418,165
Global Sources, Ltd. (I)	5,991	48,707
Gray Television, Inc. (I)	16,417	244,285
Hakuhodo DY Holdings, Inc.	56,910	441,207

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media (continued)
Harte-Hanks, Inc.	14,326	$112,029
ITV PLC	931,082	2,996,354
JCDecaux SA	16,183	668,085
John Wiley & Sons, Inc., Class A (L)	30,612	1,689,782
Journal Communications, Inc., Class A (I)	14,848	138,235
Kabel Deutschland Holding AG	5,395	700,444
Lagardere SCA	28,068	1,043,388
Lamar Advertising Company, Class A (I)	43,042	2,248,945
Live Nation Entertainment, Inc. (I)	45,045	890,089
Loral Space & Communications, Inc. (I)	4,266	345,461
MDC Partners, Inc., Class A	12,258	312,702
Media General, Inc., Class A (I) (L)	6,559	148,233
Meredith Corp.	35,971	1,863,298
National CineMedia, Inc.	18,456	368,382
News Corp., Class A (I)	177,655	3,201,343
Nexstar Broadcasting Group, Inc., Class A	9,476	528,097
Omnicom Group, Inc.	91,730	6,821,960
Pearson PLC	203,954	4,547,322
ProSiebenSat.1 Media AG	46,078	2,288,043
Publicis Groupe SA	44,939	4,117,546
REA Group, Ltd.	13,000	439,109
ReachLocal, Inc. (I) (L)	3,778	48,018
Reed Elsevier NV	172,626	3,668,951
Reed Elsevier PLC	292,237	4,358,308
Rentrak Corp. (I)	3,494	132,388
RtTLGroup SA	10,000	1,294,333
Saga Communications, Inc., Class A	1,494	75,148
Scholastic Corp. (L)	8,713	296,329
Scripps Networks Interactive, Inc., Class A	39,028	3,372,409
SES SA	75,768	2,454,610
Sinclair Broadcast Group, Inc., Class A	22,018	786,703
Singapore Press Holdings, Ltd. (L)	399,713	1,306,161
Sky Deutschland AG (I)	108,750	1,202,017
Societe Television Francaise 1	3	58
Telenet Group Holding NV	13,061	779,811
The EW Scripps Company, Class A (I)	10,275	223,173
The Interpublic Group of Companies, Inc.	147,125	2,604,113
The McClatchy Company, Class A (I) (L)	21,092	71,713
The New York Times Company, Class A	124,544	1,976,513
The Walt Disney Company (L)	581,240	44,406,736
Thomson Reuters Corp.	29,396	1,111,757
Time Warner Cable, Inc.	100,267	13,586,179
Time Warner, Inc.	321,770	22,433,804
Toho Company, Ltd.	27,556	606,224
Twenty-First Century Fox, Inc., Class A	697,957	24,554,127
Valassis Communications, Inc. (L)	37,814	1,295,130
Viacom, Inc., Class B	144,343	12,606,918
Wolters Kluwer NV	75,241	2,148,458
World Wrestling
Entertainment, Inc., Class A (L)	9,801	162,501
WPP PLC	331,483	7,592,266
		290,217,151
Multiline Retail - 0.5%
Big Lots, Inc. (I)	38,285	1,236,223
Dollar General Corp. (I)	104,692	6,315,021
Dollar Tree, Inc. (I)	73,937	4,171,526
Don Quijote Company, Ltd.	13,700	830,495
Family Dollar Stores, Inc.	34,454	2,238,476
Fred’s, Inc., Class A	12,119	224,444
Harvey Norman Holding, Ltd.	129,782	367,270
Isetan Mitsukoshi Holdings, Ltd.	88,774	1,263,757
J Front Retailing Company, Ltd.	121,544	922,066
J.C. Penney Company, Inc. (I) (L)	200,760	1,836,954

The accompanying notes are an integral part of the financial statements.	144

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail (continued)
Kohl’s Corp.	71,539	$4,059,838
Macy’s, Inc.	131,064	6,998,818
Marks & Spencer Group PLC	403,063	2,894,351
Marui Group Company, Ltd.	54,441	553,737
Next PLC	39,033	3,528,252
Nordstrom, Inc.	50,387	3,113,917
Takashimaya Company, Ltd.	64,481	643,371
Target Corp.	225,106	14,242,457
The Bon-Ton Stores, Inc. (L)	4,681	76,207
Tuesday Morning Corp. (I)	13,901	221,860
		55,739,040
Specialty Retail - 2.0%
Aaron’s, Inc.	50,262	1,477,703
ABC-MART, Inc.	6,464	282,402
Abercrombie & Fitch Company, Class A	50,346	1,656,887
Advance Auto Parts, Inc.	48,015	5,314,300
Aeropostale, Inc. (I) (L)	25,343	230,368
America’s Car-Mart, Inc. (I)	2,811	118,709
American Eagle Outfitters, Inc.	112,087	1,614,053
ANN, Inc. (I)	45,472	1,662,456
Asbury Automotive Group, Inc. (I)	9,984	536,540
Ascena Retail Group, Inc. (I)	84,867	1,795,786
AutoNation, Inc. (I)	22,801	1,132,982
AutoZone, Inc. (I) (L)	12,093	5,779,728
Barnes & Noble, Inc. (I) (L)	13,033	194,843
bebe stores, Inc.	12,246	65,149
Bed Bath & Beyond, Inc. (I) (L)	76,303	6,127,131
Best Buy Company, Inc.	97,611	3,892,727
Big 5 Sporting Goods Corp.	5,534	109,684
Brown Shoe Company, Inc.	13,888	390,808
Cabela’s, Inc. (I)	30,750	2,049,795
CarMax, Inc. (I)	79,749	3,749,798
Chico’s FAS, Inc.	104,631	1,971,248
Christopher & Banks Corp. (I)	12,367	105,614
Citi Trends, Inc. (I)	5,411	91,987
Conn’s, Inc. (I) (L)	7,187	566,264
CST Brands, Inc.	49,935	1,833,613
Destination Maternity Corp.	4,603	137,538
Destination XL Group, Inc. (I)	14,379	94,470
Dick’s Sporting Goods, Inc.	67,163	3,902,170
Express, Inc. (I)	27,222	508,235
Fast Retailing Company, Ltd.	13,230	5,464,292
Five Below, Inc. (I)	10,520	454,464
Foot Locker, Inc.	97,873	4,055,857
Francesca’s Holdings Corp. (I) (L)	14,249	262,324
GameStop Corp., Class A	41,696	2,053,945
Genesco, Inc. (I)	7,675	560,736
Group 1 Automotive, Inc.	6,936	492,595
Guess?, Inc. (L)	39,031	1,212,693
Haverty Furniture Companies, Inc.	6,440	201,572
Hennes & Mauritz AB, B Shares	235,872	10,863,426
hhgregg, Inc. (I) (L)	4,149	57,962
Hibbett Sports, Inc. (I) (L)	8,349	561,136
Inditex SA	54,226	8,953,311
Jos A. Bank Clothiers, Inc. (I)	8,981	491,530
Kingfisher PLC	592,000	3,779,351
Kirkland’s, Inc. (I)	4,697	111,178
L Brands, Inc.	86,858	5,372,167
Lithia Motors, Inc., Class A	7,105	493,229
Lowe’s Companies, Inc.	371,885	18,426,902
Lumber Liquidators Holdings, Inc. (I)	8,768	902,140
MarineMax, Inc. (I)	7,833	125,955
Mattress Firm Holding Corp. (I) (L)	4,397	189,247

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Monro Muffler Brake, Inc. (L)	10,090	$568,672
Murphy USA, Inc. (I)	29,389	1,221,407
New York & Company, Inc. (I)	10,113	44,194
Nitori Holdings Company, Ltd.	8,372	792,637
O’Reilly Automotive, Inc. (I)	38,136	4,908,485
Office Depot, Inc. (I)	468,762	2,479,751
Outerwall, Inc. (I) (L)	8,997	605,228
Pacific Sunwear of California, Inc. (I)	16,353	54,619
Penske Automotive Group, Inc.	13,526	637,886
PetSmart, Inc. (L)	37,062	2,696,261
Pier 1 Imports, Inc.	30,363	700,778
RadioShack Corp. (I) (L)	32,817	85,324
Rent-A-Center, Inc. (L)	52,408	1,747,283
Restoration Hardware Holdings, Inc. (I)	5,659	380,851
Ross Stores, Inc.	77,297	5,791,864
Sanrio Company, Ltd. (L)	10,873	457,832
Sears Hometown and Outlet Stores, Inc. (I)	2,899	73,925
Select Comfort Corp. (I)	17,933	378,207
Shimamura Company, Ltd.	5,387	504,959
Shoe Carnival, Inc.	5,126	148,705
Signet Jewelers, Ltd.	52,893	4,162,679
Sonic Automotive, Inc., Class A	12,535	306,857
Stage Stores, Inc. (L)	10,511	233,554
Staples, Inc.	235,615	3,743,922
Stein Mart, Inc.	9,105	122,462
The Buckle, Inc. (L)	8,924	469,045
The Cato Corp., Class A	8,935	284,133
The Children’s Place Retail Stores, Inc. (I)	7,425	423,002
The Finish Line, Inc., Class A	15,888	447,565
The Gap, Inc.	94,137	3,678,874
The Home Depot, Inc.	500,790	41,235,049
The Men’s Wearhouse, Inc.	16,087	821,724
The Pep Boys - Manny, Moe & Jack (I)	17,146	208,152
The Wet Seal, Inc., Class A (I)	30,176	82,380
Tiffany & Company	39,251	3,641,708
Tile Shop Holdings, Inc. (I) (L)	6,182	111,709
Tilly’s, Inc., Class A (I)	3,998	45,777
TJX Companies, Inc.	252,929	16,119,165
Tractor Supply Company	92,027	7,139,455
Urban Outfitters, Inc. (I)	38,930	1,444,303
USS Company, Ltd.	53,760	737,399
Vitamin Shoppe, Inc. (I)	9,703	504,653
West Marine, Inc. (I)	6,198	88,198
Williams-Sonoma, Inc.	58,672	3,419,404
Winmark Corp.	866	80,209
Yamada Denki Company, Ltd.	232,880	761,745
Zale Corp. (I)	10,469	165,096
Zumiez, Inc. (I)	6,912	179,712
		227,415,799
Textiles, Apparel & Luxury Goods - 1.1%
Adidas AG	51,901	6,618,302
Asics Corp.	39,137	668,939
Burberry Group PLC	110,323	2,779,621
Carter’s, Inc.	35,953	2,581,066
Christian Dior SA	13,590	2,572,327
Cie Financiere Richemont SA	129,707	12,957,390
Coach, Inc. (L)	99,551	5,587,798
Columbia Sportswear Company (L)	4,121	324,529
Costa, Inc. (I)	3,424	74,404
Crocs, Inc. (I)	28,326	450,950
Culp, Inc.	3,213	65,706
Deckers Outdoor Corp. (I) (L)	22,774	1,923,492
Fifth & Pacific Companies, Inc. (I)	38,338	1,229,500

The accompanying notes are an integral part of the financial statements.	145

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Fossil Group, Inc. (I)	17,304	$2,075,442
G-III Apparel Group, Ltd. (I)	5,391	397,802
Hanesbrands, Inc.	65,340	4,591,442
Hugo Boss AG	7,995	1,138,697
Iconix Brand Group, Inc. (I) (L)	18,240	724,128
Kering	18,870	3,988,749
Li & Fung, Ltd.	1,460,227	1,891,287
Luxottica Group SpA	41,549	2,226,668
LVMH Moet Hennessy Louis Vuitton SA	63,096	11,527,255
Michael Kors Holdings, Ltd. (I)	63,777	5,178,055
Movado Group, Inc.	5,733	252,309
NIKE, Inc., Class B	265,711	20,895,513
Oxford Industries, Inc. (L)	4,315	348,091
Perry Ellis International, Inc. (I)	4,401	69,492
PVH Corp.	29,100	3,958,182
Quiksilver, Inc. (I)	42,498	372,707
Ralph Lauren Corp.	21,148	3,734,102
RG Barry Corp.	3,941	76,061
Skechers U.S.A., Inc., Class A (I)	12,305	407,665
Steven Madden, Ltd. (I)	19,274	705,236
The Jones Group, Inc.	25,658	383,844
The Swatch Group AG, Bearer Shares	7,691	5,097,621
The Swatch Group AG, Registered Shares	10,836	1,221,465
Tumi Holdings, Inc. (I)	15,369	346,571
Under Armour, Inc., Class A (I) (L)	52,927	4,620,527
Unifi, Inc. (I)	4,966	135,274
Vera Bradley, Inc. (I) (L)	7,089	170,420
VF Corp.	125,460	7,821,176
Wolverine World Wide, Inc. (L)	32,000	1,086,720
Yue Yuen Industrial Holdings, Ltd.	181,665	607,437
		123,883,962
		1,330,397,648
Consumer Staples - 8.8%
Beverages - 1.9%
Anheuser-Busch InBev NV	199,756	21,241,288
Asahi Group Holdings, Ltd.	96,612	2,726,358
Beam, Inc.	57,760	3,931,146
Brown-Forman Corp., Class B	57,953	4,379,508
Carlsberg A/S	26,688	2,953,126
Coca-Cola Amatil, Ltd.	142,906	1,537,323
Coca-Cola Bottling Company Consolidated	1,800	131,742
Coca-Cola Enterprises, Inc.	85,914	3,791,385
Coca-Cola HBC AG (I)	9,996	292,560
Coca-Cola HBC AG (Athens Exchange) (I)	38,174	1,102,956
Coca-Cola West Company, Ltd.	15,012	317,952
Constellation Brands, Inc., Class A (I)	59,149	4,162,907
Craft Brewers Alliance, Inc. (I)	3,849	63,201
Diageo PLC	624,222	20,685,825
Dr. Pepper Snapple Group, Inc. (L)	71,363	3,476,805
Heineken Holding NV	25,121	1,590,153
Heineken NV	57,452	3,882,984
Kirin Holdings Company, Ltd.	216,590	3,119,212
Molson Coors Brewing Company, Class B	56,269	3,159,504
Monster Beverage Corp. (I)	48,373	3,278,238
National Beverage Corp. (I)	3,035	61,186
PepsiCo, Inc.	545,490	45,242,941
Pernod-Ricard SA	52,647	5,998,132
Remy Cointreau SA	6,494	545,500
SABMiller PLC	239,090	12,307,175
Suntory Beverage & Food, Ltd.	31,000	988,965
The Boston Beer
Company, Inc., Class A (I) (L)	2,636	637,358

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Beverages (continued)
The Coca-Cola Company	1,350,764	$55,800,061
Treasury Wine Estates, Ltd.	164,098	707,756
		208,113,247
Food & Staples Retailing - 1.9%
Aeon Company, Ltd.	150,004	2,033,555
Arden Group, Inc., Class A	347	43,899
Carrefour SA	152,870	6,067,916
Casey’s General Stores, Inc. (L)	12,315	865,129
Casino Guichard Perrachon SA	14,054	1,621,634
Colruyt SA	19,037	1,063,661
Costco Wholesale Corp.	155,272	18,478,921
CVS Caremark Corp.	423,336	30,298,158
Delhaize Group SA	25,426	1,512,643
Distribuidora Internacional
de Alimentacion SA	152,518	1,365,633
Fairway Group Holdings Corp. (I) (L)	5,357	97,069
FamilyMart Company, Ltd.	14,303	653,454
Harris Teeter Supermarkets, Inc.	48,394	2,388,244
Ingles Markets, Inc., Class A	4,212	114,145
J Sainsbury PLC	308,135	1,864,902
Jeronimo Martins SGPS SA	62,728	1,226,566
Koninklijke Ahold NV	251,367	4,517,350
Lawson, Inc.	16,292	1,219,227
Metcash, Ltd.	224,008	632,606
Metro AG	32,327	1,567,207
Natural Grocers by
Vitamin Cottage, Inc. (I) (L)	2,901	123,147
Olam International, Ltd. (L)	354,781	432,774
Pricesmart, Inc. (L)	6,079	702,368
Rite Aid Corp. (I)	234,317	1,185,644
Roundy’s, Inc.	8,957	88,316
Safeway, Inc.	87,936	2,864,076
Seven & I Holdings Company, Ltd.	187,152	7,451,722
Spartan Stores, Inc.	12,697	308,283
SUPERVALU, Inc. (I)	195,705	1,426,689
Susser Holdings Corp. (I) (L)	5,813	380,693
Sysco Corp.	206,756	7,463,892
Tesco PLC	2,008,847	11,155,795
The Andersons, Inc.	6,051	539,568
The Chefs’ Warehouse, Inc. (I)	5,563	162,217
The Kroger Company	184,838	7,306,646
The Pantry, Inc. (I)	8,182	137,294
United Natural Foods, Inc. (I)	48,483	3,655,133
Village Super Market, Inc., Class A	2,380	73,804
Wal-Mart Stores, Inc.	575,499	45,286,016
Walgreen Company	310,095	17,811,857
Weis Markets, Inc.	2,715	142,700
Wesfarmers, Ltd. (I)	247,047	9,726,969
Whole Foods Market, Inc.	131,886	7,626,967
WM Morrison Supermarkets PLC	551,183	2,385,969
Woolworths, Ltd.	310,774	9,410,654
		215,481,112
Food Products - 2.2%
Ajinomoto Company, Inc.	150,736	2,182,156
Annie’s, Inc. (I) (L)	4,429	190,624
Archer-Daniels-Midland Company	233,752	10,144,837
Aryzta AG (I)	21,732	1,669,862
Associated British Foods PLC	88,822	3,602,236
B&G Foods, Inc.	17,032	577,555
Barry Callebaut AG (I)	560	703,710
Boulder Brands, Inc. (I) (L)	19,274	305,686
Cal-Maine Foods, Inc.	4,949	298,078

The accompanying notes are an integral part of the financial statements.	146

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Calavo Growers, Inc.	4,222	$127,758
Calbee, Inc.	17,700	429,849
Campbell Soup Company (L)	63,667	2,755,508
Chiquita Brands International, Inc. (I)	15,184	177,653
ConAgra Foods, Inc.	150,538	5,073,131
Danone SA	141,186	10,185,419
Darling International, Inc. (I)	38,017	793,795
Dean Foods Company (I) (L)	62,297	1,070,885
Diamond Foods, Inc. (I) (L)	7,288	188,322
Flowers Foods, Inc.	115,485	2,479,463
Fresh Del Monte Produce, Inc.	12,142	343,619
General Mills, Inc.	225,580	11,258,698
Golden Agri-Resources, Ltd.	1,781,145	771,057
Green Mountain Coffee Roasters, Inc. (I) (L)	86,462	6,534,798
Hillshire Brands Company	81,141	2,713,355
Hormel Foods Corp. (L)	48,012	2,168,702
Ingredion, Inc.	50,550	3,460,653
Inventure Foods, Inc. (I)	5,712	75,741
J&J Snack Foods Corp.	4,917	435,597
John B. Sanfilippo & Son, Inc.	3,212	79,272
Kellogg Company	91,773	5,604,577
Kerry Group PLC	35,709	2,482,656
Kerry Group PLC (London Exchange)	1,204	83,632
Kikkoman Corp.	38,188	722,072
Kraft Foods Group, Inc.	211,340	11,395,453
Lancaster Colony Corp.	18,711	1,649,375
Limoneira Company	3,731	99,207
Lindt & Spruengli AG - PC	215	969,685
Lindt & Spruengli AG - REG	25	1,349,309
McCormick & Company, Inc. (L)	47,080	3,244,754
Mead Johnson Nutrition Company	71,509	5,989,594
MEIJI Holdings Company, Ltd.	14,875	956,123
Mondelez International, Inc., Class A	623,767	22,018,975
Nestle SA	801,922	58,772,877
Nippon Meat Packers, Inc.	41,882	719,850
Nisshin Seifun Group, Inc.	50,400	521,249
Nissin Food Products Company, Ltd.	14,299	603,436
Omega Protein Corp. (I)	6,822	83,842
Orkla ASA	190,398	1,488,223
Pilgrim’s Pride Corp. (I)	19,488	316,680
Post Holdings, Inc. (I)	32,019	1,577,576
Sanderson Farms, Inc.	7,444	538,425
Seaboard Corp.	75	209,623
Seneca Foods Corp., Class A (I)	3,085	98,381
Snyders-Lance, Inc.	15,480	444,586
Suedzucker AG	20,833	562,803
Tate & Lyle PLC	116,350	1,560,764
The Hain Celestial Group, Inc. (I) (L)	42,612	3,868,317
The Hershey Company (L)	53,328	5,185,081
The J.M. Smucker Company	37,494	3,885,128
Tootsie Roll Industries, Inc. (L)	19,794	644,097
Toyo Suisan Kaisha, Ltd.	22,543	677,209
TreeHouse Foods, Inc. (I)	11,649	802,849
Tyson Foods, Inc., Class A	96,678	3,234,846
Unilever NV	404,641	16,268,694
Unilever PLC	318,931	13,122,673
WhiteWave Foods Company, Class A (I)	114,333	2,622,799
Wilmar International, Ltd.	480,261	1,304,524
Yakult Honsha Company, Ltd.	21,966	1,109,902
Yamazaki Baking Company, Ltd.	26,390	270,713
		247,858,578
Household Products - 1.3%
Central Garden & Pet Company, Class A (I)	14,080	95,040

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products (continued)
Church & Dwight Company, Inc.	91,553	$6,068,133
Colgate-Palmolive Company	312,592	20,384,124
Energizer Holdings, Inc.	41,056	4,443,901
Harbinger Group, Inc. (I)	10,803	128,016
Henkel AG & Company, KGaA	32,370	3,374,862
Kimberly-Clark Corp.	135,724	14,177,729
Oil-Dri Corp. of America	1,883	71,253
Orchids Paper Products Company	2,346	77,043
Reckitt Benckiser Group PLC	160,796	12,772,971
Spectrum Brands Holdings, Inc.	6,840	482,562
Svenska Cellulosa AB, B Shares	145,577	4,484,914
The Clorox Company (L)	45,825	4,250,727
The Procter & Gamble Company	966,768	78,704,583
Unicharm Corp.	28,422	1,621,717
WD-40 Company	4,989	372,579
		151,510,154
Personal Products - 0.3%
Avon Products, Inc.	154,707	2,664,055
Beiersdorf AG	25,121	2,546,883
Elizabeth Arden, Inc. (I) (L)	8,252	292,533
Inter Parfums, Inc.	5,289	189,399
Kao Corp.	128,204	4,036,093
L’Oreal SA	60,101	10,554,509
Lifevantage Corp. (I)	40,704	67,162
Medifast, Inc. (I)	4,627	120,904
Nature’s Sunshine Products, Inc. (L)	3,406	58,992
Nutraceutical International Corp. (I)	3,366	90,141
Revlon, Inc., Class A (I)	3,697	92,277
Shiseido Company, Ltd.	89,846	1,444,847
Star Scientific, Inc. (I) (L)	55,890	64,832
The Estee Lauder Companies, Inc., Class A	91,208	6,869,787
The Female Health Company	8,140	69,190
USANA Health Sciences, Inc. (I)	1,923	145,340
		29,306,944
Tobacco - 1.2%
Alliance One International, Inc. (I)	30,478	92,958
Altria Group, Inc.	711,380	27,309,878
British American Tobacco PLC	473,088	25,392,564
Imperial Tobacco Group PLC	240,851	9,337,337
Japan Tobacco, Inc.	273,523	8,900,095
Lorillard, Inc.	131,034	6,640,803
Philip Morris International, Inc.	569,816	49,648,068
Reynolds American, Inc.	111,457	5,571,735
Swedish Match AB	50,415	1,620,897
Universal Corp. (L)	22,658	1,237,127
Vector Group, Ltd. (L)	20,477	335,208
		136,086,670
		988,356,705
Energy - 8.2%
Energy Equipment & Services - 1.5%
Aker Solutions ASA	39,870	713,818
AMEC PLC	74,132	1,338,437
Atwood Oceanics, Inc. (I)	38,001	2,028,873
Baker Hughes, Inc.	158,029	8,732,683
Basic Energy Services, Inc. (I) (L)	9,621	151,819
Bolt Technology Corp.	3,810	83,858
Bristow Group, Inc.	11,543	866,418
C&J Energy Services, Inc. (I) (L)	14,520	335,412
Cal Dive International, Inc. (I) (L)	34,593	69,532
Cameron International Corp. (I)	84,350	5,021,356
CARBO Ceramics, Inc. (L)	19,455	2,267,091

The accompanying notes are an integral part of the financial statements.	147

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
CGG SA (I)	40,142	$696,658
Dawson Geophysical Company (I)	2,860	96,725
Diamond Offshore Drilling, Inc. (L)	24,792	1,411,161
Dresser-Rand Group, Inc. (I)	50,261	2,997,063
Dril-Quip, Inc. (I)	26,819	2,948,213
Ensco PLC, Class A	83,311	4,763,723
Era Group, Inc. (I)	6,624	204,417
Exterran Holdings, Inc. (I)	18,413	629,725
FMC Technologies, Inc. (I)	84,504	4,411,954
Forum Energy Technologies, Inc. (I)	12,530	354,098
Fugro NV	17,621	1,051,119
Geospace Technologies Corp. (I)	4,160	394,493
Gulf Island Fabrication, Inc.	5,020	116,564
Gulfmark Offshore, Inc., Class A	8,566	403,716
Halliburton Company	301,595	15,305,946
Helix Energy Solutions Group, Inc. (I)	98,964	2,293,986
Helmerich & Payne, Inc.	37,979	3,193,274
Hercules Offshore, Inc. (I)	51,418	335,760
Hornbeck Offshore Services, Inc. (I)	11,403	561,370
ION Geophysical Corp. (I)	43,067	142,121
Key Energy Services, Inc. (I)	48,830	385,757
Matrix Service Company (I)	8,677	212,326
Mitcham Industries, Inc. (I) (L)	4,673	82,759
Nabors Industries, Ltd.	92,640	1,573,954
National Oilwell Varco, Inc.	152,488	12,127,371
Natural Gas Services Group, Inc. (I)	4,297	118,468
Newpark Resources, Inc. (I) (L)	27,401	336,758
Noble Corp. PLC	90,380	3,386,539
Nuverra Environmental Solutions Inc (I) (L)	4,722	79,279
Oceaneering International, Inc.	71,321	5,625,800
Oil States International, Inc. (I)	36,347	3,697,217
Parker Drilling Company (I)	38,394	312,143
Patterson-UTI Energy, Inc. (L)	95,022	2,405,957
Petrofac, Ltd.	64,722	1,312,428
PHI, Inc. (I)	3,549	154,027
Pioneer Energy Services Corp. (I)	20,434	163,676
RigNet, Inc. (I)	3,916	187,694
Rowan Companies PLC, Class A (I)	44,315	1,566,978
Saipem SpA	66,043	1,416,334
Schlumberger, Ltd.	468,259	42,194,818
SEACOR Holdings, Inc. (I)	6,413	584,866
Seadrill, Ltd.	93,540	3,833,685
Subsea 7 SA	65,744	1,260,371
Superior Energy Services, Inc. (I)	105,191	2,799,133
Technip SA	25,355	2,440,688
Tenaris SA	117,703	2,564,803
Tesco Corp. (I)	9,928	196,376
TETRA Technologies, Inc. (I)	25,113	310,397
Tidewater, Inc.	32,679	1,936,884
Transocean, Ltd.	89,881	4,398,742
Transocean, Ltd. (L)	120,210	5,940,778
Unit Corp. (I)	28,899	1,491,766
Vantage Drilling Company (I)	67,433	124,077
Willbros Group, Inc. (I)	13,146	123,835
WorleyParsons, Ltd.	51,772	770,136
		170,038,203
Oil, Gas & Consumable Fuels - 6.7%
Abraxas Petroleum Corp. (I) (L)	28,399	93,149
Alon USA Energy, Inc.	7,609	125,853
Alpha Natural Resources, Inc. (I) (L)	216,537	1,546,074
Anadarko Petroleum Corp.	178,591	14,165,838
Apache Corp.	141,989	12,202,535
Apco Oil and Gas International, Inc. (I)	3,438	53,598

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Approach Resources, Inc. (I) (L)	11,345	$218,845
Arch Coal, Inc. (L)	68,267	303,788
Athlon Energy, Inc. (I)	5,826	176,237
BG Group PLC	846,172	18,208,226
Bill Barrett Corp. (I) (L)	48,013	1,285,788
Bonanza Creek Energy, Inc. (I)	9,435	410,139
BP PLC	4,685,553	37,972,250
BPZ Resources, Inc. (I) (L)	40,095	72,973
Cabot Oil & Gas Corp.	150,076	5,816,946
Callon Petroleum Company (I)	13,302	86,862
Caltex Australia, Ltd.	32,730	588,189
Carrizo Oil & Gas, Inc. (I) (L)	12,969	580,622
Chesapeake Energy Corp.	180,722	4,904,795
Chevron Corp.	684,035	85,442,812
Cimarex Energy Company	57,250	6,006,098
Clayton Williams Energy, Inc. (I)	1,942	159,147
Clean Energy Fuels Corp. (I) (L)	22,258	286,683
Cloud Peak Energy, Inc. (I)	19,515	351,270
Comstock Resources, Inc. (L)	15,521	283,879
ConocoPhillips	435,385	30,759,950
CONSOL Energy, Inc.	81,665	3,106,537
Contango Oil & Gas Company (I)	4,904	231,763
Crosstex Energy, Inc.	15,407	557,117
Delek Group, Ltd.	983	375,492
Delek US Holdings, Inc.	11,922	410,236
Denbury Resources, Inc. (I)	129,528	2,128,145
Devon Energy Corp.	135,180	8,363,587
Diamondback Energy, Inc. (I)	6,283	332,119
Emerald Oil, Inc. (I)	18,502	141,725
Endeavour International Corp. (I) (L)	16,219	85,150
Energen Corp.	47,907	3,389,420
Energy XXI Bermuda, Ltd. (L)	25,472	689,272
Eni SpA	631,798	15,266,545
EOG Resources, Inc.	97,167	16,308,509
EPL Oil & Gas, Inc. (I)	9,645	274,883
EQT Corp.	53,717	4,822,712
Equal Energy, Ltd.	13,355	71,316
Evolution Petroleum Corp.	6,272	77,396
EXCO Resources, Inc. (L)	43,771	232,424
Exxon Mobil Corp.	1,553,777	157,242,232
Forest Oil Corp. (I)	38,714	139,758
Frontline, Ltd. (I) (L)	18,115	67,750
FX Energy, Inc. (I) (L)	19,392	70,975
Galp Energia SGPS SA	86,273	1,413,951
GasLog, Ltd.	8,575	146,547
Gastar Exploration, Ltd. (I)	18,575	128,539
Goodrich Petroleum Corp. (I) (L)	10,072	171,425
Green Plains Renewable Energy, Inc.	8,286	160,666
Gulf Coast Ultra Deep Royalty Trust (I)	33,747	70,194
Gulfport Energy Corp. (I)	55,419	3,499,710
Halcon Resources Corp. (I) (L)	74,544	287,740
Hess Corp.	101,193	8,399,019
HollyFrontier Corp.	130,993	6,509,042
Idemitsu Kosan Company, Ltd.	21,548	490,555
Inpex Corp.	219,154	2,810,904
Japan Petroleum Exploration Company, Ltd.	6,954	263,742
Jones Energy, Inc., Class A (I)	4,109	59,498
JX Holdings, Inc.	560,937	2,888,515
Kinder Morgan, Inc.	240,135	8,644,860
KiOR, Inc., Class A (I) (L)	16,387	27,530
Knightsbridge Tankers, Ltd.	10,670	98,057
Kodiak Oil & Gas Corp. (I)	85,113	954,117
Koninklijke Vopak NV	17,560	1,028,002

The accompanying notes are an integral part of the financial statements.	148

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Lundin Petroleum AB (I)	55,609	$1,082,178
Magnum Hunter Resources Corp. (I) (L)	55,313	404,338
Marathon Oil Corp.	247,751	8,745,610
Marathon Petroleum Corp.	107,061	9,820,706
Matador Resources Company (I)	18,689	348,363
Midstates Petroleum Company, Inc. (I) (L)	11,293	74,760
Miller Energy Resources, Inc. (I) (L)	10,279	72,364
Murphy Oil Corp. (L)	62,674	4,066,289
Neste Oil OYJ (L)	31,213	617,282
Newfield Exploration Company (I)	48,029	1,182,954
Noble Energy, Inc.	128,104	8,725,163
Nordic American Tankers, Ltd. (L)	21,437	207,939
Northern Oil and Gas, Inc. (I) (L)	20,574	310,050
Occidental Petroleum Corp.	286,705	27,265,646
OMV AG	36,843	1,764,093
ONEOK, Inc.	73,553	4,573,526
Origin Energy, Ltd.	273,938	3,452,332
Panhandle Oil and Gas, Inc., Class A	2,779	92,846
PDC Energy, Inc. (I)	11,404	606,921
Peabody Energy Corp.	96,323	1,881,188
Penn Virginia Corp. (I) (L)	17,850	168,326
Petroquest Energy, Inc. (I) (L)	19,716	85,173
Phillips 66	213,222	16,445,813
Pioneer Natural Resources Company	50,738	9,339,344
QEP Resources, Inc.	63,986	1,961,171
Quicksilver Resources, Inc. (I) (L)	41,263	126,677
Range Resources Corp.	58,288	4,914,261
Renewable Energy Group, Inc. (I)	7,011	80,346
Rentech, Inc. (I)	74,767	130,842
Repsol SA	210,081	5,300,996
Resolute Energy Corp. (I)	22,040	199,021
REX American Resources Corp. (I)	1,926	86,111
Rex Energy Corp. (I)	14,604	287,845
Rosetta Resources, Inc. (I)	59,957	2,880,334
Royal Dutch Shell PLC, B Shares	623,830	23,530,972
Royal Dutch Shell PLC, Class A	961,424	34,455,757
Sanchez Energy Corp. (I)	12,141	297,576
Santos, Ltd.	241,211	3,161,284
Scorpio Tankers, Inc.	59,343	699,654
SemGroup Corp., Class A	13,505	880,931
Ship Finance International, Ltd. (L)	17,671	289,451
Showa Shell Sekiyu KK	46,073	468,327
SM Energy Company	44,144	3,668,808
Solazyme, Inc. (I) (L)	15,861	172,726
Southwestern Energy Company (I)	123,935	4,874,364
Spectra Energy Corp.	238,739	8,503,883
Statoil ASA	276,692	6,728,181
Stone Energy Corp. (I)	16,048	555,100
Swift Energy Company (I) (L)	14,116	190,566
Synergy Resources Corp. (I)	16,556	153,309
Targa Resources Corp.	10,490	924,903
Teekay Tankers, Ltd., Class A	24,197	95,094
Tesoro Corp.	47,197	2,761,025
The Williams Companies, Inc.	242,144	9,339,494
TonenGeneral Sekiyu KK	71,557	656,611
Total SA	531,732	32,637,397
Triangle Petroleum Corp. (I)	21,885	182,083
Tullow Oil PLC	226,628	3,216,439
Ur-Energy, Inc. (I) (L)	43,088	59,461
Uranium Energy Corp. (I)	29,666	59,332
Vaalco Energy, Inc. (I)	19,529	134,555
Valero Energy Corp.	191,920	9,672,768
W&T Offshore, Inc.	11,228	179,648

Strategic Equity Allocation Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Warren Resources, Inc. (I)	26,538	$83,329
Western Refining, Inc. (L)	17,300	733,693
Westmoreland Coal Company (I)	4,801	92,611
Woodside Petroleum, Ltd.	163,289	5,687,111
World Fuel Services Corp. (L)	47,568	2,053,035
WPX Energy, Inc. (I) (L)	71,595	1,459,106
		750,499,614
		920,537,817
Financials - 19.1%
Capital Markets - 2.2%
3i Group PLC	241,996	1,546,339
Aberdeen Asset Management PLC	238,988	1,987,343
Affiliated Managers Group, Inc. (I)	34,929	7,575,402
Ameriprise Financial, Inc.	69,260	7,968,363
Apollo Investment Corp.	220,287	1,868,034
Arlington Asset Investment Corp., Class A	5,223	137,835
BGC Partners, Inc., Class A	41,166	249,466
BlackRock Kelso Capital Corp.	24,151	225,329
BlackRock, Inc.	45,182	14,298,748
Calamos Asset Management, Inc., Class A	7,392	87,521
Capital Southwest Corp.	4,518	157,543
Cohen & Steers, Inc. (L)	6,061	242,804
Cowen Group, Inc., Class A (I)	32,843	128,416
Credit Suisse Group AG (I)	376,064	11,606,596
Daiwa Securities Group, Inc.	414,576	4,152,203
Deutsche Bank AG	253,231	12,165,571
Diamond Hill Investment Group, Inc.	990	117,157
E*TRADE Financial Corp. (I)	102,429	2,011,706
Eaton Vance Corp. (L)	80,003	3,423,328
Evercore Partners, Inc., Class A	10,084	602,822
FBR & Company (I)	3,140	82,833
Federated Investors, Inc., Class B (L)	62,215	1,791,792
Fidus Investment Corp. (L)	5,385	117,070
Fifth Street Finance Corp.	43,880	405,890
Financial Engines, Inc. (L)	15,726	1,092,642
Franklin Resources, Inc.	143,504	8,284,486
FXCM, Inc., Class A (L)	11,775	210,066
GAMCO Investors, Inc., Class A	2,001	174,027
GFI Group, Inc.	23,900	93,449
Gladstone Capital Corp.	8,540	81,984
Gladstone Investment Corp.	11,011	88,749
Golub Capital BDC, Inc. (L)	12,263	234,346
Greenhill & Company, Inc. (L)	26,115	1,513,103
GSV Capital Corp. (I) (L)	6,483	78,379
Hargreaves Lansdown PLC	53,580	1,203,500
Hercules Technology Growth Capital, Inc.	19,630	321,932
HFF, Inc., Class A (I)	10,719	287,805
ICAP PLC	138,607	1,038,153
ICG Group, Inc. (I)	12,440	231,757
INTL. FCStone, Inc. (I) (L)	5,165	95,759
Invesco, Ltd.	157,947	5,749,271
Investec PLC	143,869	1,044,887
Investment Technology Group, Inc. (I)	12,014	247,008
Janus Capital Group, Inc. (L)	145,539	1,800,317
Julius Baer Group, Ltd. (I)	55,731	2,678,209
KCAP Financial, Inc. (L)	10,063	81,208
KCG Holdings, Inc., Class A (I)	22,987	274,925
Ladenburg Thalmann
Financial Services, Inc. (I)	35,722	111,810
Legg Mason, Inc. (L)	37,409	1,626,543
Macquarie Group, Ltd.	71,944	3,531,207
Main Street Capital Corp.	12,575	411,077

The accompanying notes are an integral part of the financial statements.	149

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Manning & Napier, Inc.	4,951	$87,385
MCG Capital Corp.	24,798	109,111
Medallion Financial Corp.	6,867	98,541
Mediobanca SpA (I)	129,322	1,130,896
Medley Capital Corp.	12,899	178,651
Morgan Stanley	492,747	15,452,546
MVC Capital, Inc.	8,205	110,768
New Mountain Finance Corp.	13,412	201,716
Nomura Holdings, Inc.	901,934	6,969,977
Northern Trust Corp.	79,537	4,922,545
Oppenheimer Holdings, Inc., Class A	3,775	93,545
Partners Group Holding AG	4,344	1,157,319
PennantPark Floating Rate Capital, Ltd.	6,161	84,591
PennantPark Investment Corp.	21,646	251,094
Piper Jaffray Companies (I)	5,240	207,242
Prospect Capital Corp.	88,371	991,523
Raymond James Financial, Inc.	81,250	4,240,438
Safeguard Scientifics, Inc. (I) (L)	7,241	145,472
SBI Holdings, Inc.	51,290	778,806
Schroders PLC	25,541	1,101,564
SEI Investments Company	94,490	3,281,638
Solar Capital, Ltd.	14,646	330,267
Solar Senior Capital, Ltd.	5,073	92,430
State Street Corp.	156,085	11,455,078
Stellus Capital Investment Corp.	4,655	69,592
Stifel Financial Corp. (I) (L)	20,319	973,686
SWS Group, Inc. (I)	11,518	70,029
T. Rowe Price Group, Inc.	92,791	7,773,102
TCP Capital Corp.	10,162	170,518
The Bank of New York Mellon Corp.	408,510	14,273,339
The Charles Schwab Corp.	412,492	10,724,792
The Goldman Sachs Group, Inc.	149,881	26,567,906
THL Credit, Inc.	11,494	189,536
TICC Capital Corp.	17,717	183,194
Triangle Capital Corp.	8,857	244,896
UBS AG (I)	906,214	17,351,587
Virtus Investment Partners, Inc. (I)	2,171	434,309
Waddell & Reed Financial, Inc., Class A	56,290	3,665,605
Walter Investment Management Corp. (I)	11,840	418,662
Westwood Holdings Group, Inc.	2,478	153,413
WisdomTree Investments, Inc. (I)	32,384	573,521
		242,847,540
Commercial Banks - 6.2%
1st Source Corp.	5,226	166,918
1st United Bancorp, Inc.	9,450	71,915
Ameris Bancorp (I)	8,287	174,939
Ames National Corp.	2,853	63,879
Aozora Bank, Ltd.	272,064	770,998
Arrow Financial Corp.	5,113	135,801
Associated Banc-Corp.	107,043	1,862,548
Australia & New Zealand Banking Group, Ltd.	681,886	19,684,835
Banca Monte dei Paschi di Siena SpA (I) (L)	1,554,947	374,245
Bancfirst Corp.	2,548	142,841
Banco Bilbao Vizcaya Argentaria SA	1,440,097	17,814,764
Banco de Sabadell SA	847,612	2,213,295
Banco Espirito Santo SA (I)	438,192	625,793
Banco Latinoamericano de
Comercio Exterior SA	9,755	273,335
Banco Popular Espanol SA (I)	320,528	1,936,038
Banco Santander SA	2,824,675	25,400,866
BancorpSouth, Inc. (L)	85,949	2,184,824
Bank Hapoalim, Ltd.	264,948	1,484,527
Bank Leumi Le-Israel, Ltd. (I)	314,656	1,284,930

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Bank of East Asia, Ltd.	309,539	$1,314,004
Bank of Hawaii Corp. (L)	29,289	1,732,151
Bank of Ireland (I)	5,259,435	1,833,046
Bank of Kentucky Financial Corp.	2,952	108,929
Bank of Marin Bancorp, Class A	2,635	114,333
Bank of Queensland, Ltd.	78,500	854,636
Bank of the Ozarks, Inc.	10,187	576,482
Bankia SA (I)	1,005,770	1,708,835
Banner Corp.	6,457	289,403
Barclays PLC	3,797,732	17,172,898
BB&T Corp.	251,040	9,368,813
BBCN Bancorp, Inc.	25,835	428,603
Bendigo and Adelaide Bank, Ltd.	101,871	1,070,882
BNP Paribas SA	247,414	19,300,086
BOC Hong Kong Holdings, Ltd.	922,152	2,961,638
Boston Private Financial Holdings, Inc. (L)	26,165	330,202
Bridge Bancorp, Inc.	5,027	130,702
Bryn Mawr Bank Corp.	5,137	155,035
C&F Financial Corp. (L)	1,377	62,888
CaixaBank	424,747	2,212,417
Camden National Corp.	3,076	129,869
Capital Bank Financial Corp., Class A (I)	8,318	189,235
Capital City Bank Group, Inc. (I) (L)	5,865	69,031
Cardinal Financial Corp.	10,524	189,432
Cathay General Bancorp	74,131	1,981,522
Centerstate Banks, Inc.	9,243	93,816
Central Pacific Financial Corp.	7,563	151,865
Chemical Financial Corp.	9,899	313,501
Citizens & Northern Corp.	3,922	80,911
City Holding Company (L)	4,220	195,513
City National Corp.	31,194	2,471,189
CNB Financial Corp.	4,485	85,215
CoBiz Financial, Inc.	12,487	149,345
Columbia Banking System, Inc.	16,737	460,435
Comerica, Inc.	64,735	3,077,502
Commerce Bancshares, Inc.	53,691	2,411,254
Commerzbank AG (I)	241,376	3,896,625
Commonwealth Bank of Australia	400,675	27,917,864
Community Bank Systems, Inc. (L)	13,139	521,356
Community Trust Bancorp, Inc.	4,925	222,413
Credit Agricole SA (I)	249,007	3,192,000
CU Bancorp (I)	4,431	77,454
Cullen/Frost Bankers, Inc.	34,680	2,581,232
Customers Bancorp, Inc. (I)	7,325	149,870
CVB Financial Corp.	30,159	514,814
Danske Bank A/S (I)	163,531	3,756,578
DBS Group Holdings, Ltd.	426,810	5,800,249
DNB ASA	243,580	4,371,809
Eagle Bancorp, Inc. (I)	7,535	230,797
East West Bancorp, Inc.	90,787	3,174,821
Enterprise Financial Services Corp.	6,743	137,692
Erste Group Bank AG	64,374	2,244,104
Farmers Capital Bank Corp. (I)	3,055	66,446
Fidelity Southern Corp. (L)	5,493	91,239
Fifth Third Bancorp	313,588	6,594,756
Financial Institutions, Inc.	4,337	107,167
First Bancorp North Carolina	5,228	86,889
First BanCorp Puerto Rico (I)	23,436	145,069
First Bancorp, Inc. Maine	3,045	53,044
First Busey Corp.	21,377	123,987
First Commonwealth Financial Corp.	31,981	282,072
First Community Bancshares, Inc.	6,785	113,310
First Connecticut Bancorp, Inc.	7,279	117,337

The accompanying notes are an integral part of the financial statements.	150

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
First Financial Bancorp	19,635	$342,238
First Financial Bankshares, Inc. (L)	10,297	682,897
First Financial Corp.	4,369	159,731
First Financial Holdings, Inc.	7,950	528,755
First Horizon National Corp.	155,622	1,812,996
First Interstate Bancsystem, Inc.	6,260	177,596
First Merchants Corp.	11,870	270,161
First Midwest Bancorp, Inc.	24,294	425,874
First Niagara Financial Group, Inc.	233,428	2,479,005
First Security Group, Inc. (I)	24,711	56,835
FirstMerit Corp.	161,988	3,600,993
Flushing Financial Corp.	11,033	228,383
FNB Corp.	48,396	610,758
Fukuoka Financial Group, Inc.	195,078	856,284
Fulton Financial Corp.	127,301	1,665,097
German American Bancorp, Inc.	3,955	112,718
Glacier Bancorp, Inc.	23,339	695,269
Great Southern Bancorp, Inc.	3,333	101,357
Hancock Holding Company	81,657	2,995,179
Hang Seng Bank, Ltd.	190,551	3,097,306
Hanmi Financial Corp.	10,674	233,654
Heartland Financial USA, Inc.	5,438	156,560
Heritage Commerce Corp.	7,221	59,501
Heritage Financial Corp.	7,189	123,004
Hokuhoku Financial Group, Inc.	279,308	558,431
Home BancShares, Inc.	14,665	547,738
Home Federal Bancorp, Inc.	5,630	83,887
Hometrust Bancshares, Inc. (I)	8,119	129,823
Horizon Bancorp	3,842	97,318
HSBC Holdings PLC	4,639,062	50,909,742
Hudson Valley Holding Corp.	4,931	100,346
Huntington Bancshares, Inc.	296,036	2,856,747
Iberiabank Corp.	9,665	607,445
Independent Bank Corp. (L)	7,838	307,171
International Bancshares Corp.	54,975	1,450,790
Intesa Sanpaolo SpA	2,885,286	7,096,937
Investors Bancorp, Inc.	14,474	370,245
KBC Groep NV	62,061	3,528,508
KeyCorp	319,179	4,283,382
Lakeland Bancorp, Inc.	8,970	110,959
Lakeland Financial Corp.	5,775	225,225
Lloyds Banking Group PLC (I)	12,418,038	16,294,779
M&T Bank Corp. (L)	46,367	5,398,046
Macatawa Bank Corp. (I)	9,406	47,030
MainSource Financial Group, Inc.	5,960	107,459
MB Financial, Inc.	17,889	574,058
Mercantile Bank Corp.	3,303	71,279
Metro Bancorp, Inc. (I)	4,195	90,360
MetroCorp Bancshares, Inc.	5,934	89,425
MidWestOne Financial Group, Inc.	2,582	70,230
Mitsubishi UFJ Financial Group, Inc.	3,168,976	21,040,080
Mizrahi Tefahot Bank, Ltd.	30,403	397,949
Mizuho Financial Group, Inc. (L)	5,713,243	12,403,631
National Australia Bank, Ltd.	584,446	18,241,755
National Bank Holdings Corp.	17,456	373,558
National Bankshares, Inc. (L)	2,324	85,732
National Penn Bancshares, Inc.	38,544	436,704
Natixis	231,189	1,360,138
NBT Bancorp, Inc.	14,572	377,415
NewBridge Bancorp (I)	8,104	60,780
Nordea Bank AB	753,279	10,156,307
Northrim BanCorp, Inc.	3,312	86,907
OFG Bancorp	14,849	257,482

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Old National Bancorp	32,989	$507,041
OmniAmerican Bancorp, Inc. (I)	4,611	98,583
Oversea-Chinese Banking Corp., Ltd.	638,663	5,176,511
Pacific Continental Corp.	5,793	92,340
Pacific Premier Bancorp, Inc. (I)	6,357	100,059
PacWest Bancorp (L)	12,313	519,855
Park National Corp. (L)	3,211	273,160
Park Sterling Corp.	14,173	101,195
Penns Woods Bancorp, Inc.	1,830	93,330
Peoples Bancorp, Inc.	4,563	102,713
Pinnacle Financial Partners, Inc.	11,486	373,640
PNC Financial Services Group, Inc.	189,574	14,707,151
Preferred Bank (I)	4,211	84,431
PrivateBancorp, Inc.	20,998	607,472
Prosperity Bancshares, Inc.	56,670	3,592,311
Raiffeisen Bank International AG	11,837	417,971
Regions Financial Corp.	489,812	4,844,241
Renasant Corp.	10,223	321,616
Republic Bancorp, Inc., Class A	3,601	88,369
Resona Holdings, Inc.	460,782	2,351,124
Royal Bank of Scotland Group PLC (I)	534,129	3,008,113
S&T Bancorp, Inc.	7,854	198,785
Sandy Spring Bancorp, Inc.	8,701	245,281
Seacoast Banking Corp. Of Florida (I)	6,235	76,072
Seven Bank, Ltd.	144,990	567,065
Shinsei Bank, Ltd.	414,237	1,014,012
Sierra Bancorp	4,169	67,079
Signature Bank (I)	31,172	3,348,496
Simmons First National Corp., Class A	5,713	212,238
Skandinaviska Enskilda Banken AB, Series A	378,761	5,003,914
Societe Generale SA	178,611	10,386,310
Southside Bancshares, Inc. (L)	6,606	180,608
Southwest Bancorp, Inc. (I)	7,458	118,731
Standard Chartered PLC	602,253	13,603,058
State Bank Financial Corp.	11,226	204,201
StellarOne Corp.	6,528	157,129
Sterling Bancorp	27,791	371,566
Sterling Financial Corp.	11,050	376,584
Suffolk Bancorp (I)	4,880	101,504
Sumitomo Mitsui Financial Group, Inc.	316,412	16,454,495
Sumitomo Mitsui Trust Holdings, Inc.	827,956	4,380,891
Sun Bancorp, Inc. (I)	16,090	56,637
SunTrust Banks, Inc.	190,379	7,007,851
Suruga Bank, Ltd.	44,088	791,698
Susquehanna Bancshares, Inc.	60,090	771,556
SVB Financial Group (I)	30,100	3,156,286
Svenska Handelsbanken AB, Class A	124,419	6,117,285
Swedbank AB, Class A	224,424	6,321,864
SY Bancorp, Inc.	4,136	132,021
Synovus Financial Corp.	642,560	2,313,216
Taylor Capital Group, Inc. (I)	5,978	158,895
TCF Financial Corp. (L)	108,671	1,765,904
Texas Capital Bancshares, Inc. (I) (L)	13,190	820,418
The Bancorp, Inc. (I)	10,950	196,115
The Bank of Kyoto, Ltd.	78,355	655,028
The Bank of Yokohama, Ltd.	294,776	1,644,622
The Chiba Bank, Ltd.	186,129	1,256,120
The Chugoku Bank, Ltd.	38,312	486,952
The First of Long Island Corp.	3,306	141,728
The Gunma Bank, Ltd.	97,025	542,113
The Hachijuni Bank, Ltd.	101,874	594,710
The Hiroshima Bank, Ltd.	128,000	530,398
The Iyo Bank, Ltd.	65,859	646,144

The accompanying notes are an integral part of the financial statements.	151

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
The Joyo Bank, Ltd.	165,685	$847,177
The Nishi-Nippon City Bank, Ltd.	164,559	443,312
The Shizuoka Bank, Ltd.	141,299	1,509,266
Tompkins Financial Corp.	4,960	254,894
TowneBank (L)	7,318	112,624
TriCo Bancshares	4,924	139,694
Trustmark Corp. (L)	66,005	1,771,574
U.S. Bancorp	649,575	26,242,830
UMB Financial Corp. (L)	11,516	740,248
Umpqua Holdings Corp. (L)	36,191	692,696
UniCredit SpA	1,078,447	7,955,322
Union First Market Bankshares Corp.	7,119	176,622
Unione di Banche Italiane SCPA	213,510	1,447,444
United Bankshares, Inc. (L)	16,492	518,673
United Community Banks, Inc. (I)	14,252	252,973
United Overseas Bank, Ltd.	314,364	5,308,678
Univest Corp. of Pennsylvania	6,914	142,982
Valley National Bancorp (L)	131,993	1,335,769
ViewPoint Financial Group	13,688	375,736
Virginia Commerce Bancorp, Inc. (I)	7,517	127,714
Washington Banking Company	6,319	112,036
Washington Trust Bancorp, Inc.	4,051	150,778
Webster Financial Corp.	88,588	2,762,174
Wells Fargo & Company	1,705,011	77,407,499
WesBanco, Inc.	6,679	213,728
West Bancorp, Inc.	5,402	85,460
WestAmerica Bancorp. (L)	26,542	1,498,561
Western Alliance Bancorp (I)	23,960	571,686
Westpac Banking Corp.	771,442	22,363,075
Wilshire Bancorp, Inc.	20,832	227,694
Wintrust Financial Corp.	12,080	557,130
Yadkin Financial Corp. (I)	4,754	81,008
Yamaguchi Financial Group, Inc.	51,936	481,612
Zions Bancorporation	65,827	1,972,177
		689,289,504
Consumer Finance - 0.6%
Acom Company, Ltd. (I)	97,010	330,536
AEON Credit Service Company, Ltd.	16,253	435,830
American Express Company	327,673	29,729,771
Capital One Financial Corp.	205,026	15,707,042
Cash America International, Inc. (L)	9,171	351,249
Consumer Portfolio Services, Inc. (I)	6,654	62,481
Credit Acceptance Corp. (I)	2,261	293,907
Credit Saison Company, Ltd.	39,395	1,038,530
DFC Global Corp. (I)	13,249	151,701
Discover Financial Services	170,323	9,529,572
Encore Capital Group, Inc. (I) (L)	8,043	404,241
Ezcorp, Inc., Class A (I)	16,833	196,778
First Cash Financial Services, Inc. (I) (L)	9,433	583,337
Green Dot Corp., Class A (I)	8,286	208,393
Imperial Holdings, Inc. (I)	6,629	43,354
Nelnet, Inc., Class A	7,382	311,077
Nicholas Financial, Inc.	4,143	65,211
Portfolio Recovery Associates, Inc. (I)	16,283	860,394
Regional Management Corp. (I)	1,890	64,128
SLM Corp.	155,569	4,088,353
World Acceptance Corp. (I) (L)	3,005	263,028
		64,718,913
Diversified Financial Services - 3.2%
ASX, Ltd.	48,205	1,585,224
Bank of America Corp.	3,793,652	59,067,162
Berkshire Hathaway, Inc., Class B (I)	640,245	75,907,447

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services (continued)
CBOE Holdings, Inc.	57,416	$2,983,335
Citigroup, Inc.	1,078,743	56,213,298
CME Group, Inc.	112,084	8,794,111
Deutsche Boerse AG	48,085	3,984,992
Eurazeo	7,508	588,844
EXOR SpA	24,837	987,170
First Pacific Company, Ltd.	603,275	687,849
Gain Capital Holdings, Inc.	3,757	28,215
Groupe Bruxelles Lambert SA	20,048	1,841,631
Hong Kong Exchanges & Clearing, Ltd.	273,246	4,563,862
Industrivarden AB, C Shares (I)	30,006	570,937
ING Groep NV	955,460	13,346,366
IntercontinentalExchange Group, Inc.	40,997	9,221,045
Investment AB Kinnevik, B Shares	55,684	2,581,573
Investor AB, B Shares	113,514	3,912,093
Japan Exchange Group, Inc.	61,600	1,750,911
JPMorgan Chase & Company	1,337,026	78,189,280
Leucadia National Corp.	111,804	3,168,525
London Stock Exchange Group PLC	44,126	1,269,346
MarketAxess Holdings, Inc.	12,029	804,379
Marlin Business Services Corp.	3,034	76,457
McGraw-Hill Financial, Inc.	96,331	7,533,084
Mitsubishi UFJ Lease &
Finance Company, Ltd.	147,180	904,839
Moody’s Corp.	67,344	5,284,484
MSCI, Inc. (I)	78,060	3,412,783
NewStar Financial, Inc. (I) (L)	7,251	128,850
ORIX Corp.	314,600	5,528,107
Pargesa Holding SA	6,908	556,398
PHH Corp. (I)	18,262	444,680
PICO Holdings, Inc. (I)	7,890	182,338
Pohjola Bank OYJ	33,676	675,227
Singapore Exchange, Ltd.	213,648	1,232,019
The NASDAQ OMX Group, Inc.	41,193	1,639,481
Wendel SA	8,049	1,173,239
		360,819,581
Insurance - 3.7%
ACE, Ltd.	120,724	12,498,556
Admiral Group PLC	48,122	1,046,036
Aegon NV	447,153	4,237,456
Aflac, Inc.	165,888	11,081,318
Ageas	54,604	2,328,506
AIA Group, Ltd.	2,986,134	15,030,667
Alleghany Corp. (I)	11,052	4,420,358
Allianz SE	113,279	20,381,798
Ambac Financial Group, Inc. (I)	14,629	359,288
American Equity Investment Life
Holding Company	20,593	543,243
American Financial Group, Inc.	47,137	2,720,748
American International Group, Inc.	523,752	26,737,540
AMERISAFE, Inc.	6,254	264,169
AMP, Ltd.	734,538	2,887,048
Amtrust Financial Services, Inc. (L)	10,070	329,188
Aon PLC	107,053	8,980,676
Argo Group International Holdings, Ltd.	8,929	415,109
Arthur J. Gallagher & Company	86,723	4,069,910
Aspen Insurance Holdings, Ltd.	43,260	1,787,071
Assicurazioni Generali SpA	289,623	6,804,476
Assurant, Inc.	25,860	1,716,328
Aviva PLC	734,857	5,497,795
AXA SA	445,639	12,409,972
Baldwin & Lyons, Inc., Class B	3,741	102,204
Baloise Holding AG	11,820	1,507,216

The accompanying notes are an integral part of the financial statements.	152

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Brown & Brown, Inc.	78,622	$2,467,945
Cincinnati Financial Corp.	52,529	2,750,944
Citizens, Inc. (I) (L)	12,332	107,905
CNO Financial Group, Inc.	71,282	1,260,979
CNP Assurances	43,410	890,171
Crawford & Company, Class B	7,559	69,845
Delta Lloyd NV	47,342	1,175,683
Direct Line Insurance Group PLC	276,884	1,145,450
Eastern Insurance Holdings, Inc.	3,054	74,792
eHealth, Inc. (I)	5,944	276,337
Employers Holdings, Inc.	10,137	320,836
Enstar Group, Ltd. (I)	2,526	350,887
Everest Re Group, Ltd.	31,586	4,923,310
FBL Financial Group, Inc., Class A	3,159	141,492
Fidelity National Financial, Inc., Class A	164,641	5,342,600
First American Financial Corp.	104,429	2,944,898
Genworth Financial, Inc., Class A (I)	176,127	2,735,252
Gjensidige Forsikring ASA	50,329	962,582
Global Indemnity PLC (I)	3,377	85,438
Greenlight Capital Re, Ltd., Class A (I)	9,439	318,189
Hannover Rueckversicherung AG	15,017	1,291,023
Hartford Financial Services Group, Inc.	159,281	5,770,751
HCC Insurance Holdings, Inc.	66,080	3,048,931
HCI Group, Inc. (L)	3,055	163,443
Hilltop Holdings, Inc. (I)	20,093	464,751
Horace Mann Educators Corp.	12,921	407,528
Infinity Property & Casualty Corp.	3,982	285,709
Insurance Australia Group, Ltd.	518,425	2,699,250
Kansas City Life Insurance Company	1,933	92,281
Kemper Corp.	33,774	1,380,681
Legal & General Group PLC	1,474,461	5,450,283
Lincoln National Corp.	93,220	4,812,016
Loews Corp.	109,121	5,263,997
Maiden Holdings, Ltd.	16,529	180,662
Mapfre SA	265,891	1,140,507
Marsh & McLennan Companies, Inc.	194,811	9,421,060
Meadowbrook Insurance Group, Inc.	17,559	122,211
Mercury General Corp.	23,825	1,184,341
MetLife, Inc.	398,300	21,476,336
Montpelier Re Holdings, Ltd.	14,189	412,900
MS&AD Insurance Group Holdings	126,396	3,397,394
Muenchener Rueckversicherungs AG	44,514	9,818,447
National Western Life Insurance
Company, Class A	649	145,084
NKSJ Holdings, Inc.	82,978	2,309,578
Old Mutual PLC	1,220,674	3,829,994
Old Republic International Corp.	159,401	2,752,855
OneBeacon Insurance Group, Ltd., Class A	8,543	135,150
Platinum Underwriters Holdings, Ltd.	9,296	569,659
Primerica, Inc.	54,660	2,345,461
Principal Financial Group, Inc.	97,650	4,815,122
Protective Life Corp.	51,802	2,624,289
Prudential Financial, Inc.	164,697	15,188,357
Prudential PLC	635,901	14,208,566
QBE Insurance Group, Ltd.	303,058	3,126,258
Reinsurance Group of America, Inc.	46,492	3,598,946
Resolution, Ltd.	353,406	2,074,412
RLI Corp. (L)	6,932	675,038
RSA Insurance Group PLC	911,462	1,380,227
Safety Insurance Group, Inc.	3,441	193,728
Sampo OYJ	104,483	5,135,612
SCOR SE	38,239	1,398,648
Selective Insurance Group, Inc.	18,370	497,092

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Sony Financial Holdings, Inc.	44,016	$801,782
StanCorp Financial Group, Inc. (L)	29,005	1,921,581
Standard Life PLC	593,635	3,545,127
State Auto Financial Corp.	4,295	91,226
Stewart Information Services Corp.	6,958	224,535
Suncorp Group, Ltd.	320,923	3,766,946
Swiss Life Holding (I)	7,990	1,661,118
Swiss Re AG (I)	87,384	8,055,791
Symetra Financial Corp.	26,572	503,805
T&D Holdings, Inc.	144,562	2,023,374
The Allstate Corp.	162,062	8,838,861
The Chubb Corp.	89,548	8,653,023
The Dai-ichi Life Insurance Company, Ltd.	212,050	3,548,235
The Hanover Insurance Group, Inc.	28,938	1,727,888
The Navigators Group, Inc. (I)	3,710	234,324
The Phoenix Companies, Inc. (I)	2,064	126,730
The Progressive Corp.	197,279	5,379,798
The Travelers Companies, Inc.	129,516	11,726,379
Third Point Reinsurance, Ltd. (I)	8,269	153,225
Tokio Marine Holdings, Inc.	171,802	5,750,156
Torchmark Corp.	31,917	2,494,314
Tower Group International, Ltd. (L)	19,454	65,755
Tryg A/S	5,983	578,555
United Fire Group, Inc.	6,903	197,840
Universal Insurance Holdings, Inc.	9,757	141,281
Unum Group	92,364	3,240,129
Vienna Insurance Group AG	9,302	464,894
W.R. Berkley Corp.	72,225	3,133,843
XL Group PLC	100,222	3,191,068
Zurich Insurance Group AG (I)	36,990	10,729,464
		414,761,836
Real Estate Investment Trusts - 2.4%
Acadia Realty Trust	17,903	444,531
AG Mortgage Investment Trust, Inc.	9,209	144,029
Agree Realty Corp.	4,668	135,465
Alexander’s, Inc.	604	199,320
Alexandria Real Estate Equities, Inc.	47,212	3,003,627
American Assets Trust, Inc.	10,988	345,353
American Campus Communities, Inc.	69,124	2,226,484
American Capital Mortgage Investment Corp.	18,943	330,745
American Realty Capital Properties, Inc.	48,808	627,671
American Residential Properties, Inc. (I)	4,855	83,312
AmREIT, Inc., Class B	7,528	126,470
Anworth Mortgage Asset Corp.	45,986	193,601
Apartment Investment & Management
Company, Class A	52,062	1,348,926
Apollo Commercial Real Estate Finance, Inc.	12,393	201,386
Apollo Residential Mortgage, Inc.	10,383	153,461
Ares Commercial Real Estate Corp.	7,342	96,180
Armada Hoffler Properties, Inc.	7,700	71,456
ARMOUR Residential REIT, Inc.	119,556	479,420
Ascendas Real Estate Investment Trust	512,239	896,491
Ashford Hospitality Prime, Inc.	3,963	72,127
Ashford Hospitality Trust, Inc.	19,819	164,101
Associated Estates Realty Corp.	18,656	299,429
AvalonBay Communities, Inc.	43,384	5,129,290
Aviv REIT, Inc.	4,043	95,819
Beni Stabili SpA (I)	44	29
BioMed Realty Trust, Inc.	126,729	2,296,329
Boston Properties, Inc.	54,352	5,455,310
BRE Properties, Inc.	50,885	2,783,918
British Land Company PLC	234,693	2,446,789
Camden Property Trust	56,233	3,198,533

The accompanying notes are an integral part of the financial statements.	153

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Campus Crest Communities, Inc.	20,955	$197,187
CapitaCommercial Trust	487,000	560,849
CapitaMall Trust	607,981	920,074
Capstead Mortgage Corp.	29,940	361,675
Cedar Realty Trust, Inc.	25,018	156,613
CFS Retail Property Trust Group	532,208	926,404
Chambers Street Properties	75,991	581,331
Chatham Lodging Trust	8,873	181,453
Chesapeake Lodging Trust	16,031	405,424
Colony Financial, Inc.	20,658	419,151
Coresite Realty Corp.	6,710	215,995
Corio NV	17,014	763,540
Corporate Office Properties Trust	57,805	1,369,400
Corrections Corp. of America	76,376	2,449,378
Cousins Properties, Inc.	53,552	551,586
CubeSmart	42,684	680,383
CyrusOne, Inc.	6,378	142,421
CYS Investments, Inc.	55,694	412,693
DCT Industrial Trust, Inc.	91,754	654,206
Dexus Property Group	1,148,577	1,033,010
DiamondRock Hospitality Company	62,270	719,219
Duke Realty Corp.	214,722	3,229,419
DuPont Fabros Technology, Inc.	19,823	489,826
Dynex Capital, Inc.	18,821	150,568
EastGroup Properties, Inc.	9,718	562,964
Education Realty Trust, Inc.	37,085	327,090
EPR Properties	16,359	804,208
Equity One, Inc.	60,681	1,361,682
Equity Residential	119,533	6,200,177
Essex Property Trust, Inc.	25,076	3,598,657
Excel Trust, Inc.	16,481	187,719
Extra Space Storage, Inc.	72,502	3,054,509
Federal Realty Investment Trust	42,892	4,349,678
Federation Centres	361,466	757,713
FelCor Lodging Trust, Inc.	40,649	331,696
First Industrial Realty Trust, Inc.	34,501	602,042
First Potomac Realty Trust	19,647	228,495
Fonciere Des Regions	6,857	591,927
Franklin Street Properties Corp.	29,525	352,824
Gecina SA	5,575	738,169
General Growth Properties, Inc.	191,212	3,837,625
Getty Realty Corp.	9,020	165,697
Gladstone Commercial Corp.	6,260	112,492
Glimcher Realty Trust	46,750	437,580
Goodman Group	426,861	1,808,509
Government Properties Income Trust	17,583	436,938
GPT Group (L)	425,378	1,293,636
Gramercy Property Trust, Inc. (I)	21,511	123,688
Hammerson PLC	177,341	1,476,394
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	5,580	77,897
HCP, Inc.	162,336	5,896,044
Health Care REIT, Inc.	102,275	5,478,872
Healthcare Realty Trust, Inc.	30,906	658,607
Hersha Hospitality Trust	65,940	367,286
Highwoods Properties, Inc.	87,559	3,167,009
Home Properties, Inc.	37,534	2,012,573
Hospitality Properties Trust	97,768	2,642,669
Host Hotels & Resorts, Inc.	267,561	5,201,386
Hudson Pacific Properties, Inc.	14,698	321,445
ICADE	8,973	835,303
Inland Real Estate Corp.	27,736	291,783
Intu Properties PLC	167,943	862,108

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Invesco Mortgage Capital, Inc.	42,835	$628,818
Investors Real Estate Trust	33,797	289,978
iStar Financial, Inc. (I)	27,227	388,529
Japan Prime Realty Investment Corp.	191	611,268
Japan Real Estate Investment Corp.	296	1,583,619
Japan Retail Fund Investment Corp.	577	1,174,018
JAVELIN Mortgage Investment Corp.	5,071	70,639
Keppel REIT	21,160	19,892
Kilroy Realty Corp.	54,096	2,714,537
Kimco Realty Corp.	146,154	2,886,542
Kite Realty Group Trust	30,787	202,271
Klepierre	24,889	1,153,661
Land Securities Group PLC	195,033	3,115,557
LaSalle Hotel Properties	33,238	1,025,725
Lexington Realty Trust	57,389	585,942
Liberty Property Trust	96,628	3,272,790
LTC Properties, Inc.	11,422	404,225
Mack-Cali Realty Corp.	58,266	1,251,554
Medical Properties Trust, Inc.	51,670	631,407
Mid-America Apartment Communities, Inc.	49,293	2,994,057
Mirvac Group	912,021	1,371,418
Monmouth Real Estate
Investment Corp., Class A	16,117	146,504
National Health Investments, Inc.	8,061	452,222
National Retail Properties, Inc.	80,338	2,436,652
New Residential Investment Corp.	81,283	542,970
New York Mortgage Trust, Inc.	22,092	154,423
Nippon Building Fund, Inc.	346	2,010,333
Nippon Prologis REIT, Inc.	61	584,317
Nomura Real Estate Office Fund, Inc.	85	395,047
NorthStar Realty Finance Corp.	76,739	1,032,140
Omega Healthcare Investors, Inc.	80,784	2,407,363
One Liberty Properties, Inc.	4,371	87,988
Parkway Properties, Inc.	18,721	361,122
Pebblebrook Hotel Trust	19,859	610,863
Pennsylvania Real Estate Investment Trust	21,985	417,275
PennyMac Mortgage Investment Trust	22,337	512,858
Plum Creek Timber Company, Inc.	62,712	2,916,735
Potlatch Corp.	39,801	1,661,294
Prologis, Inc.	177,871	6,572,333
PS Business Parks, Inc.	5,940	453,935
Public Storage	51,525	7,755,543
RAIT Financial Trust	22,715	203,754
Ramco-Gershenson Properties Trust	19,279	303,451
Rayonier, Inc.	83,247	3,504,699
Realty Income Corp.	135,888	5,072,699
Redwood Trust, Inc.	26,294	509,315
Regency Centers Corp.	60,859	2,817,772
Resource Capital Corp.	40,794	241,908
Retail Opportunity Investments Corp.	23,336	343,506
Rexford Industrial Realty, Inc.	6,699	88,427
RLJ Lodging Trust	39,398	958,159
Rouse Properties, Inc.	7,404	164,295
Ryman Hospitality Properties	14,041	586,633
Sabra Health Care REIT, Inc.	12,218	319,379
Saul Centers, Inc.	2,834	135,267
Segro PLC	186,406	1,031,792
Select Income REIT	7,054	188,624
Senior Housing Properties Trust	124,046	2,757,543
Simon Property Group, Inc.	110,314	16,785,378
SL Green Realty Corp.	62,530	5,776,521
Sovran Self Storage, Inc.	10,074	656,523
STAG Industrial, Inc.	13,548	276,244

The accompanying notes are an integral part of the financial statements.	154

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Stockland (L)	574,603	$1,857,757
Strategic Hotels & Resorts, Inc. (I)	58,461	552,456
Summit Hotel Properties, Inc.	25,712	231,408
Sun Communities, Inc.	11,659	497,140
Sunstone Hotel Investors, Inc.	52,321	701,101
Taubman Centers, Inc.	41,930	2,680,166
Terreno Realty Corp.	5,895	104,342
The Geo Group, Inc.	22,816	735,132
The Link REIT	576,715	2,804,540
The Macerich Company	50,086	2,949,565
UDR, Inc.	165,274	3,859,148
Unibail-Rodamco SE	770	197,320
Unibail-Rodamco SE (Amsterdam
Stock Exchange)	23,433	6,004,920
United Urban Investment Corp.	582	836,524
Universal Health Realty Income Trust	4,308	172,578
Urstadt Biddle Properties, Inc., Class A	7,201	132,858
Ventas, Inc.	104,600	5,991,488
Vornado Realty Trust	62,020	5,506,756
Washington Real Estate Investment Trust	21,469	501,516
Weingarten Realty Investors	74,035	2,030,040
Western Asset Mortgage Capital Corp.	8,187	121,823
Westfield Group	510,910	4,612,147
Westfield Retail Trust	740,090	1,966,150
Weyerhaeuser Company	206,418	6,516,616
Whitestone REIT	8,054	107,682
Winthrop Realty Trust	11,608	128,268
		264,586,192
Real Estate Management & Development - 0.6%
Aeon Mall Company, Ltd.	28,431	796,447
Alexander & Baldwin, Inc.	41,918	1,749,238
Altisource Residential Corp., Class B	13,535	407,539
AV Homes, Inc. (I)	3,550	64,504
CapitaLand, Ltd.	639,024	1,540,310
CapitaMalls Asia, Ltd.	331,093	516,044
CBRE Group, Inc., Class A (I)	98,911	2,601,359
Cheung Kong Holdings, Ltd.	345,942	5,477,538
City Developments, Ltd.	103,469	790,606
Consolidated-Tomoka Land Company	1,471	53,383
Daito Trust Construction Company, Ltd.	18,131	1,695,030
Daiwa House Industry Company, Ltd.	148,310	2,873,534
Deutsche Wohnen AG	74,150	1,431,780
Forestar Group, Inc. (I)	11,227	238,798
Global Logistic Properties, Ltd.	770,390	1,767,225
Hang Lung Properties, Ltd.	557,251	1,773,633
Henderson Land Development Company, Ltd.	264,463	1,511,920
Hulic Company, Ltd. (I)	66,977	991,210
Hysan Development Company, Ltd.	161,785	698,384
IMMOFINANZ AG (I)	240,189	1,112,981
Jones Lang LaSalle, Inc.	29,309	3,000,949
Kennedy-Wilson Holdings, Inc.	18,408	409,578
Keppel Land, Ltd.	168,229	446,548
Kerry Properties, Ltd.	164,555	572,967
Lend Lease Corp.	136,164	1,358,878
Mitsubishi Estate Company, Ltd.	310,650	9,296,521
Mitsui Fudosan Company, Ltd.	207,750	7,493,676
New World Development Company, Ltd.	942,827	1,197,516
Nomura Real Estate Holdings, Inc.	30,116	678,600
NTT Urban Development Corp.	28,100	323,911
Sino Land Company, Ltd.	745,089	1,021,808
Sumitomo Realty &
Development Company, Ltd.	88,177	4,393,634
Sun Hung Kai Properties, Ltd.	399,060	5,074,377

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development (continued)
Swire Pacific, Ltd.	168,789	$1,988,667
Swire Properties, Ltd.	295,400	748,058
Swiss Prime Site AG (I)	13,508	1,046,043
Tejon Ranch Company (I)	4,571	168,030
Tokyo Tatemono Company, Ltd.	103,000	1,145,357
Tokyu Fudosan Holdings Corp. (I)	131,100	1,232,447
UOL Group, Ltd.	112,671	554,557
Wharf Holdings, Ltd.	377,698	2,888,344
Wheelock and Company, Ltd.	229,370	1,056,679
		74,188,608
Thrifts & Mortgage Finance - 0.2%
Astoria Financial Corp.	84,183	1,164,251
Banc of California, Inc.	6,661	89,324
Bank Mutual Corp.	13,653	95,708
BankFinancial Corp.	7,433	68,086
Beneficial Mutual Bancorp, Inc. (I)	11,687	127,622
Berkshire Hills Bancorp, Inc.	8,698	237,194
BofI Holding, Inc. (I)	3,934	308,544
Brookline Bancorp, Inc.	24,755	236,905
Capitol Federal Financial, Inc.	48,355	585,579
Charter Financial Corp.	10,395	111,954
Dime Community Bancshares, Inc.	11,672	197,490
Doral Financial Corp. (I)	2,367	37,067
ESB Financial Corp.	4,328	61,458
EverBank Financial Corp.	26,051	477,775
Federal Agricultural Mortgage Corp., Class C	3,494	119,670
First Defiance Financial Corp.	3,891	101,049
First Financial Northwest, Inc.	6,794	70,454
Flagstar Bancorp, Inc. (I)	6,612	129,727
Fox Chase Bancorp, Inc.	4,132	71,814
Franklin Financial Corp. (I)	3,742	74,017
Home Loan Servicing Solutions, Ltd.	22,719	521,855
HomeStreet, Inc.	4,714	94,280
Hudson City Bancorp, Inc.	169,626	1,599,573
Meridian Interstate Bancorp, Inc. (I)	3,068	69,275
Meta Financial Group, Inc.	2,330	93,969
MGIC Investment Corp. (I)	104,187	879,338
New York Community Bancorp, Inc. (L)	290,502	4,894,959
Northfield Bancorp, Inc.	19,882	262,442
Northwest Bancshares, Inc.	30,712	453,923
OceanFirst Financial Corp.	5,011	85,838
Oritani Financial Corp.	16,018	257,089
PennyMac Financial Services, Inc. (I)	4,694	82,380
People’s United Financial, Inc. (L)	110,566	1,671,758
Provident Financial Services, Inc.	19,514	377,010
Radian Group, Inc. (L)	55,521	783,957
Rockville Financial, Inc.	11,214	159,351
Territorial Bancorp, Inc.	4,503	104,470
Tree.com, Inc. (I)	2,256	74,087
TrustCo Bank Corp.	32,252	231,569
United Financial Bancorp, Inc.	6,014	113,604
Walker & Dunlop, Inc. (I)	5,595	90,471
Washington Federal, Inc.	67,077	1,562,223
WSFS Financial Corp.	2,736	212,122
		19,041,231
		2,130,253,405
Health Care - 11.2%
Biotechnology - 1.7%
ACADIA Pharmaceuticals, Inc. (I) (L)	22,514	562,625
Achillion Pharmaceuticals, Inc. (I) (L)	32,660	108,431
Acorda Therapeutics, Inc. (I)	13,129	383,367

The accompanying notes are an integral part of the financial statements.	155

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Actelion, Ltd. (I)	25,373	$2,152,157
Aegerion Pharmaceuticals, Inc. (I)	9,268	657,657
Agios Pharmaceuticals, Inc. (I) (L)	2,332	55,851
Alexion Pharmaceuticals, Inc. (I)	69,756	9,281,733
Alnylam Pharmaceuticals, Inc. (I)	18,679	1,201,620
AMAG Pharmaceuticals, Inc. (I)	7,022	170,424
Amgen, Inc.	268,189	30,616,456
Anacor Pharmaceuticals, Inc. (I) (L)	8,270	138,771
Arena Pharmaceuticals, Inc. (I) (L)	70,156	410,413
Arqule, Inc. (I)	21,811	46,894
Array BioPharma, Inc. (I)	38,020	190,480
AVEO Pharmaceuticals, Inc. (I)	19,693	36,235
Biogen Idec, Inc. (I)	84,054	23,514,107
Biotime, Inc. (I) (L)	13,738	49,457
Bluebird Bio, Inc. (I) (L)	2,384	50,016
Celgene Corp. (I)	146,692	24,785,080
Cell Therapeutics, Inc. (I) (L)	38,868	74,627
Celldex Therapeutics, Inc. (I) (L)	26,006	629,605
Cepheid, Inc. (I) (L)	21,548	1,006,723
Chelsea Therapeutics International, Ltd. (I) (L)	23,047	102,098
ChemoCentryx, Inc. (I) (L)	8,861	51,305
Chimerix, Inc. (I)	2,918	44,091
Clovis Oncology, Inc. (I)	5,155	310,692
CSL, Ltd.	121,079	7,464,141
Cubist Pharmaceuticals, Inc. (I)	48,827	3,362,715
Curis, Inc. (I)	27,710	78,142
Cytokinetics, Inc. (I)	9,085	59,053
Cytori Therapeutics, Inc. (I) (L)	22,479	57,771
Dendreon Corp. (I) (L)	51,638	154,398
Durata Therapeutics, Inc. (I) (L)	5,073	64,884
Dyax Corp. (I)	39,148	294,784
Dynavax Technologies Corp. (I) (L)	61,630	120,795
Emergent Biosolutions, Inc. (I)	9,030	207,600
Epizyme, Inc. (I) (L)	1,971	40,997
Exact Sciences Corp. (I) (L)	22,818	266,742
Exelixis, Inc. (I) (L)	59,693	365,918
Galena Biopharma, Inc. (I)	34,151	169,389
Genomic Health, Inc. (I)	5,560	162,741
Geron Corp. (I)	42,232	200,180
Gilead Sciences, Inc. (I)	545,124	40,966,069
Grifols SA	37,190	1,779,666
Halozyme Therapeutics, Inc. (I) (L)	28,712	430,393
Hyperion Therapeutics, Inc. (I) (L)	2,893	58,496
Idenix Pharmaceuticals, Inc. (I) (L)	32,792	196,096
Immunogen, Inc. (I) (L)	27,426	402,339
Immunomedics, Inc. (I) (L)	24,331	111,923
Infinity Pharmaceuticals, Inc. (I)	15,552	214,773
Insmed, Inc. (I)	11,257	191,482
Insys Therapeutics, Inc. (I)	1,652	63,949
Intercept Pharmaceuticals, Inc. (I)	2,351	160,526
InterMune, Inc. (I)	26,438	389,432
Intrexon Corp. (I) (L)	3,789	90,178
Ironwood Pharmaceuticals, Inc. (I) (L)	30,254	351,249
Isis Pharmaceuticals, Inc. (I) (L)	36,100	1,438,224
Keryx Biopharmaceuticals, Inc. (I) (L)	26,282	340,352
Kythera Biopharmaceuticals, Inc. (I) (L)	3,835	142,854
Lexicon Pharmaceuticals, Inc. (I) (L)	74,470	134,046
Ligand Pharmaceuticals, Inc., Class B (I) (L)	5,746	302,240
MannKind Corp. (I) (L)	47,990	250,028
Merrimack Pharmaceuticals, Inc. (I) (L)	32,627	174,228
Mimedx Group, Inc. (I) (L)	27,677	241,897
Momenta Pharmaceuticals, Inc. (I)	15,340	271,211
Nanosphere, Inc. (I) (L)	19,044	43,611

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Navidea Biopharmaceuticals, Inc. (I) (L)	41,461	$85,824
Neurocrine Biosciences, Inc. (I)	21,723	202,893
NewLink Genetics Corp. (I) (L)	5,714	125,765
Novavax, Inc. (I) (L)	60,520	309,862
Novozymes A/S, B Shares	56,379	2,381,462
NPS Pharmaceuticals, Inc. (I)	32,252	979,171
OncoGenex Pharmaceuticals, Inc. (I)	5,472	45,636
Opko Health, Inc. (I) (L)	60,670	512,055
Orexigen Therapeutics, Inc. (I) (L)	30,864	173,764
Osiris Therapeutics, Inc. (I) (L)	5,517	88,713
PDL BioPharma, Inc. (L)	45,334	382,619
Peregrine Pharmaceuticals, Inc. (I) (L)	53,287	74,069
Portola Pharmaceuticals, Inc. (I)	3,585	92,314
Progenics Pharmaceuticals, Inc. (I)	20,247	107,917
Prothena Corp. PLC (I)	4,691	124,405
PTC Therapeutics, Inc. (I)	3,332	56,544
Puma Biotechnology, Inc. (I)	7,178	743,138
Raptor Pharmaceutical Corp. (I) (L)	19,375	252,263
Receptos, Inc. (I)	1,971	57,139
Regeneron Pharmaceuticals, Inc. (I)	27,825	7,658,553
Repligen Corp. (I)	10,766	146,848
Rigel Pharmaceuticals, Inc. (I)	29,575	84,289
Sangamo Biosciences, Inc. (I) (L)	19,897	276,369
Sarepta Therapeutics, Inc. (I) (L)	10,821	220,424
SIGA Technologies, Inc. (I) (L)	13,555	44,325
Spectrum Pharmaceuticals, Inc. (I)	20,761	183,735
Stemline Therapeutics, Inc. (I)	3,057	59,917
Sunesis Pharmaceuticals, Inc. (I)	11,647	55,207
Synageva BioPharma Corp. (I) (L)	6,234	403,464
Synergy Pharmaceuticals, Inc. (I) (L)	27,307	153,738
Synta Pharmaceuticals Corp. (I) (L)	13,735	71,971
Targacept, Inc. (I)	10,159	42,160
TESARO, Inc. (I)	4,361	123,155
Tetraphase Pharmaceuticals, Inc. (I)	4,195	56,716
Threshold Pharmaceuticals, Inc. (I)	16,495	77,032
Trius Therapeutics, Inc. (I) (L)	10,492	1,364
United Therapeutics Corp. (I) (L)	30,466	3,445,095
Vanda Pharmaceuticals, Inc. (I) (L)	10,872	134,922
Verastem, Inc. (I)	6,111	69,665
Vertex Pharmaceuticals, Inc. (I)	83,043	6,170,095
Vical, Inc. (I)	28,367	33,473
XOMA Corp. (I) (L)	22,977	154,635
ZIOPHARM Oncology, Inc. (I) (L)	22,504	97,667
		185,006,799
Health Care Equipment & Supplies - 1.7%
Abaxis, Inc. (I) (L)	7,161	286,583
Abbott Laboratories	550,159	21,087,594
ABIOMED, Inc. (I) (L)	12,520	334,785
Accuray, Inc. (I) (L)	24,259	211,296
Align Technology, Inc. (I)	23,432	1,339,139
Analogic Corp.	3,926	347,687
AngioDynamics, Inc. (I)	8,276	142,264
Anika Therapeutics, Inc. (I)	3,971	151,533
Antares Pharma, Inc. (I) (L)	37,352	167,337
ArthroCare Corp. (I)	9,118	366,908
AtriCure, Inc. (I)	7,183	134,178
Atrion Corp.	405	119,981
Baxter International, Inc.	192,725	13,404,024
Becton, Dickinson and Company	69,262	7,652,758
Boston Scientific Corp. (I)	474,063	5,698,237
C.R. Bard, Inc.	27,746	3,716,299
Cantel Medical Corp.	10,552	357,818
Cardiovascular Systems, Inc. (I)	6,818	233,789

The accompanying notes are an integral part of the financial statements.	156

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
CareFusion Corp. (I)	75,001	$2,986,540
Cerus Corp. (I)	22,980	148,221
Cochlear, Ltd.	14,404	758,908
Coloplast A/S (L)	27,703	1,836,587
CONMED Corp.	8,970	381,225
Covidien PLC	163,203	11,114,124
CryoLife, Inc.	9,614	106,619
Cutera, Inc. (I)	5,703	58,057
Cyberonics, Inc. (I) (L)	8,887	582,187
Cynosure, Inc., Class A (I)	6,303	168,164
DENTSPLY International, Inc.	50,751	2,460,408
Derma Sciences, Inc. (I)	4,352	47,089
DexCom, Inc. (I) (L)	22,756	805,790
Edwards Lifesciences Corp. (I)	38,914	2,558,985
Elekta AB, B Shares	91,969	1,407,413
Endologix, Inc. (I)	20,397	355,724
Essilor International SA	50,865	5,412,407
Exactech, Inc. (I)	3,547	84,277
GenMark Diagnostics, Inc. (I)	11,839	157,577
Getinge AB, B Shares	49,930	1,711,499
Globus Medical, Inc., Class A (I) (L)	17,494	353,029
Greatbatch, Inc. (I)	7,646	338,259
Haemonetics Corp. (I) (L)	16,309	687,098
HeartWare International, Inc. (I)	5,287	496,767
Hill-Rom Holdings, Inc.	38,780	1,603,165
Hologic, Inc. (I)	180,050	4,024,118
ICU Medical, Inc. (I)	4,163	265,225
IDEXX Laboratories, Inc. (I) (L)	34,219	3,639,875
Insulet Corp. (I) (L)	17,205	638,306
Integra LifeSciences Holdings Corp. (I) (L)	6,501	310,163
Intuitive Surgical, Inc. (I)	13,536	5,198,907
Invacare Corp.	10,345	240,107
Masimo Corp. (I)	49,469	1,445,979
Medical Action Industries, Inc. (I)	5,333	45,650
Medtronic, Inc.	354,765	20,359,963
Meridian Bioscience, Inc. (L)	13,468	357,306
Merit Medical Systems, Inc. (I)	13,858	218,125
Natus Medical, Inc. (I)	9,884	222,390
Neogen Corp. (I)	11,603	530,257
NuVasive, Inc. (I)	14,238	460,315
NxStage Medical, Inc. (I)	19,772	197,720
Olympus Corp. (I)	59,898	1,899,769
OraSure Technologies, Inc. (I)	18,543	116,635
Orthofix International NV (I)	6,439	146,938
PhotoMedex, Inc. (I) (L)	5,158	66,796
Quidel Corp. (I)	9,163	283,045
ResMed, Inc. (L)	93,677	4,410,313
Rockwell Medical Technologies, Inc. (I) (L)	12,719	132,786
RTI Biologics, Inc. (I)	19,878	70,368
Smith & Nephew PLC	222,505	3,177,967
Solta Medical, Inc. (I)	25,624	75,591
Sonova Holding AG (I)	12,447	1,678,412
Spectranetics Corp. (I)	13,036	325,900
St. Jude Medical, Inc.	103,904	6,436,853
Staar Surgical Company (I)	12,065	195,332
STERIS Corp.	57,607	2,768,016
Stryker Corp.	105,198	7,904,578
SurModics, Inc. (I)	4,964	121,072
Symmetry Medical, Inc. (I)	12,830	129,326
Sysmex Corp.	18,131	1,070,911
Tearlab Corp. (I) (L)	9,596	89,627
Teleflex, Inc.	27,124	2,545,859
Terumo Corp.	37,909	1,830,232

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
The Cooper Companies, Inc.	32,275	$3,996,936
Thoratec Corp. (I)	55,865	2,044,659
Tornier BV (I)	8,443	158,644
Unilife Corp. (I) (L)	32,486	142,938
Utah Medical Products, Inc.	1,011	57,789
Varian Medical Systems, Inc. (I)	37,630	2,923,475
Vascular Solutions, Inc. (I)	5,902	136,631
Volcano Corp. (I) (L)	17,641	385,456
West Pharmaceutical Services, Inc.	22,098	1,084,128
William Demant Holdings A/S (I)	6,148	597,247
Wright Medical Group, Inc. (I)	13,086	401,871
Zeltiq Aesthetics, Inc. (I)	5,833	110,302
Zimmer Holdings, Inc.	60,473	5,635,479
		183,678,616
Health Care Providers & Services - 1.6%
Acadia Healthcare Company, Inc. (I) (L)	11,386	538,899
Accretive Health, Inc. (I) (L)	19,196	175,835
Addus HomeCare Corp. (I)	1,894	42,520
Aetna, Inc.	130,805	8,971,915
Air Methods Corp. (I) (L)	12,525	730,583
Alfresa Holdings Corp.	10,052	498,928
Alliance HealthCare Services, Inc. (I)	1,793	44,359
Almost Family, Inc. (I)	3,371	108,984
Amedisys, Inc. (I) (L)	10,290	150,543
AmerisourceBergen Corp.	81,561	5,734,554
AMN Healthcare Services, Inc. (I)	14,973	220,103
Amsurg Corp. (I)	10,378	476,558
Bio-Reference Labs, Inc. (I) (L)	7,894	201,613
BioScrip, Inc. (I)	19,062	141,059
Capital Senior Living Corp. (I)	9,365	224,666
Cardinal Health, Inc.	121,070	8,088,687
Celesio AG (L)	20,650	654,747
Centene Corp. (I)	17,413	1,026,496
Chemed Corp. (L)	6,014	460,793
Chindex International, Inc. (I)	4,458	77,703
Cigna Corp.	98,400	8,608,032
Community Health Systems, Inc. (I)	62,592	2,457,988
Corvel Corp. (I)	3,756	175,405
Cross Country Healthcare, Inc. (I)	10,431	104,101
DaVita HealthCare Partners, Inc. (I)	62,935	3,988,191
Emeritus Corp. (I)	13,124	283,872
ExamWorks Group, Inc. (I)	9,787	292,338
Express Scripts Holding Company (I)	286,653	20,134,507
Five Star Quality Care, Inc. (I)	15,269	83,827
Fresenius Medical Care AG &
Company KGaA	53,701	3,830,265
Fresenius SE & Company KGaA	31,144	4,789,152
Gentiva Health Services, Inc. (I)	10,674	132,464
Hanger, Inc. (I)	11,161	439,074
Health Management
Associates, Inc., Class A (I)	174,338	2,283,828
Health Net, Inc. (I)	52,501	1,557,705
HealthSouth Corp.	27,795	926,129
Healthways, Inc. (I)	11,181	171,628
Henry Schein, Inc. (I) (L)	56,617	6,469,058
Humana, Inc.	55,235	5,701,357
IPC The Hospitalist Company, Inc. (I)	5,440	323,082
Kindred Healthcare, Inc.	17,414	343,752
Laboratory Corp. of America Holdings (I)	31,120	2,843,434
Landauer, Inc.	3,243	170,614
LHC Group, Inc. (I)	4,222	101,497
LifePoint Hospitals, Inc. (I)	30,984	1,637,195
Magellan Health Services, Inc. (I)	8,716	522,176

The accompanying notes are an integral part of the financial statements.	157

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
McKesson Corp.	81,541	$13,160,717
Medipal Holdings Corp.	32,665	431,226
MEDNAX, Inc. (I)	66,407	3,544,806
Miraca Holdings, Inc.	14,217	670,705
Molina Healthcare, Inc. (I) (L)	8,988	312,333
MWI Veterinary Supply, Inc. (I)	4,126	703,854
National Healthcare Corp.	2,667	143,778
National Research Corp., Class A (I)	2,706	50,927
Omnicare, Inc.	67,958	4,101,945
Owens & Minor, Inc. (L)	61,616	2,252,681
Patterson Companies, Inc.	29,668	1,222,322
PharMerica Corp. (I)	9,690	208,335
Quest Diagnostics, Inc. (L)	51,740	2,770,160
Ramsay Health Care, Ltd.	32,821	1,270,218
Ryman Healthcare, Ltd.	92,800	599,526
Select Medical Holdings Corp.	15,959	185,284
Sonic Healthcare, Ltd.	94,004	1,395,063
Suzuken Company, Ltd.	17,141	555,248
Team Health Holdings, Inc. (I)	21,998	1,002,009
Tenet Healthcare Corp. (I)	34,827	1,466,913
The Ensign Group, Inc.	6,333	280,362
The Providence Service Corp. (I)	3,567	91,743
Triple-S Management Corp., Class B (I)	7,915	153,868
UnitedHealth Group, Inc.	358,158	26,969,297
Universal American Corp.	12,846	93,776
Universal Health Services, Inc., Class B	58,952	4,790,440
US Physical Therapy, Inc.	4,163	146,787
VCA Antech, Inc. (I) (L)	58,529	1,835,469
WellCare Health Plans, Inc. (I)	42,706	3,007,357
WellPoint, Inc.	105,140	9,713,885
		180,071,250
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (I)	104,745	1,619,358
athenahealth, Inc. (I) (L)	11,787	1,585,352
Cerner Corp. (I)	105,248	5,866,524
Computer Programs & Systems, Inc.	3,667	226,657
HealthStream, Inc. (I)	6,536	214,185
HMS Holdings Corp. (I) (L)	86,448	1,964,963
M3, Inc.	175	438,264
MedAssets, Inc. (I)	19,669	390,036
Medidata Solutions, Inc. (I)	17,068	1,033,809
Merge Healthcare, Inc. (I)	23,020	53,406
Omnicell, Inc. (I)	11,130	284,149
Quality Systems, Inc.	12,871	271,063
Vocera Communications, Inc. (I)	7,011	109,442
		14,057,208
Life Sciences Tools & Services - 0.4%
Accelerate Diagnostics, Inc. (I) (L)	3,740	45,628
Affymetrix, Inc. (I) (L)	23,124	198,173
Agilent Technologies, Inc.	117,994	6,748,077
Albany Molecular Research, Inc. (I) (L)	7,808	78,705
Bio-Rad Laboratories, Inc., Class A (I)	13,245	1,637,214
Cambrex Corp. (I)	9,793	174,609
Charles River
Laboratories International, Inc. (I)	31,719	1,682,376
Covance, Inc. (I)	37,026	3,260,510
Fluidigm Corp. (I)	8,247	316,025
Furiex Pharmaceuticals, Inc. (I) (L)	2,258	94,859
Life Technologies Corp. (I)	61,580	4,667,764
Lonza Group AG (I)	13,201	1,254,532
Luminex Corp. (I)	12,374	240,056
Mettler-Toledo International, Inc. (I)	19,569	4,747,244

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Neogenomics, Inc. (I)	10,403	$37,659
Pacific Biosciences of California, Inc. (I)	16,112	84,266
PAREXEL International Corp. (I)	18,238	823,993
PerkinElmer, Inc.	39,976	1,648,210
QIAGEN NV (I)	58,941	1,376,042
Sequenom, Inc. (I) (L)	38,412	89,884
Techne Corp.	21,890	2,072,326
Thermo Fisher Scientific, Inc.	128,581	14,317,494
Waters Corp. (I)	30,396	3,039,600
		48,635,246
Pharmaceuticals - 5.7%
AbbVie, Inc.	565,478	29,862,893
Acelrx Pharmaceuticals, Inc. (I) (L)	7,870	89,010
Actavis PLC (I)	61,826	10,386,768
Akorn, Inc. (I) (L)	18,775	462,428
Allergan, Inc.	105,870	11,760,040
Ampio Pharmaceuticals, Inc. (I) (L)	10,393	74,102
Aratana Therapeutics, Inc. (I)	2,250	42,975
Astellas Pharma, Inc.	107,818	6,392,186
AstraZeneca PLC	311,366	18,472,394
Auxilium Pharmaceuticals, Inc. (I)	16,013	332,110
AVANIR Pharmaceuticals, Inc., Class A (I)	47,123	158,333
Bayer AG	205,575	28,864,883
BioDelivery Sciences International, Inc. (I)	10,751	63,323
Bristol-Myers Squibb Company	585,784	31,134,420
Cadence Pharmaceuticals, Inc. (I)	20,530	185,797
Cempra, Inc. (I)	6,857	84,958
Chugai Pharmaceutical Company, Ltd.	55,862	1,236,508
Corcept Therapeutics, Inc. (I)	20,810	67,008
Daiichi Sankyo Company, Ltd.	168,157	3,074,743
Dainippon Sumitomo Pharma Company, Ltd.	38,692	606,031
Depomed, Inc. (I)	18,902	199,983
Eisai Company, Ltd.	62,921	2,438,634
Eli Lilly & Company	352,468	17,975,868
Endo Health Solutions, Inc. (I) (L)	75,708	5,107,262
Endocyte, Inc. (I) (L)	10,052	107,456
Forest Laboratories, Inc. (I)	84,266	5,058,488
Forest Laboratories, Inc.
(German Exchange) (I)	4,082	0
GlaxoSmithKline PLC	1,217,961	32,540,835
Hi-Tech Pharmacal Company, Inc. (I)	3,648	158,287
Hisamitsu Pharmaceutical Company, Inc.	15,084	760,117
Horizon Pharma, Inc. (I) (L)	17,470	133,121
Hospira, Inc. (I)	59,098	2,439,565
Impax Laboratories, Inc. (I)	22,109	555,820
Johnson & Johnson	1,003,639	91,923,296
Kyowa Hakko Kogyo Company, Ltd.	58,683	647,569
Lannett Company, Inc. (I)	6,000	198,600
Mallinckrodt PLC (I) (L)	38,090	1,990,583
Merck & Company, Inc.	1,039,613	52,032,631
Merck KGaA	16,105	2,889,685
Mitsubishi Tanabe Pharma Corp.	56,834	792,663
Mylan, Inc. (I)	136,180	5,910,212
Nektar Therapeutics (I)	37,316	423,537
Novartis AG	572,000	45,845,403
Novo Nordisk A/S, Class B	99,972	18,147,010
Omeros Corp. (I) (L)	10,065	113,634
Ono Pharmaceutical Company, Ltd.	20,581	1,804,037
Orion OYJ, Series B	24,035	675,552
Otsuka Holdings Company, Ltd.	90,554	2,614,648
Pacira Pharmaceuticals, Inc. (I)	8,868	509,821
Perrigo Company PLC (L)	56,395	8,654,426
Pfizer, Inc.	2,305,707	70,623,805

The accompanying notes are an integral part of the financial statements.	158

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pozen, Inc. (I)	10,380	$83,455
Prestige Brands Holdings, Inc. (I)	16,481	590,020
Questcor Pharmaceuticals, Inc. (L)	16,645	906,320
Repros Therapeutics, Inc. (I)	7,527	137,744
Roche Holding AG	174,694	48,936,360
Sagent Pharmaceuticals, Inc. (I)	6,196	157,254
Salix Pharmaceuticals, Ltd. (I)	41,467	3,729,542
Sanofi	296,902	31,707,587
Santarus, Inc. (I)	17,811	569,240
Santen Pharmaceutical Company, Ltd.	18,723	872,346
Sciclone Pharmaceuticals, Inc. (I) (L)	18,910	95,306
Shionogi & Company, Ltd.	74,459	1,616,480
Shire PLC	137,424	6,476,407
Supernus Pharmaceuticals, Inc. (I) (L)	5,436	40,987
Taisho Pharmaceutical
Holdings Company, Ltd.	7,616	523,514
Takeda Pharmaceutical Company, Ltd.	196,268	9,001,839
Teva Pharmaceutical Industries, Ltd.	211,248	8,452,324
The Medicines Company (I)	20,311	784,411
TherapeuticsMD, Inc. (I)	28,406	147,995
Tsumura & Company, Ltd.	14,592	386,686
UCB SA	27,433	2,043,804
ViroPharma, Inc. (I)	20,982	1,045,953
Vivus, Inc. (I) (L)	32,484	294,955
XenoPort, Inc. (I)	14,910	85,733
Zoetis, Inc.	178,349	5,830,229
Zogenix, Inc. (I) (L)	24,100	82,904
		641,222,853
		1,252,671,972
Industrials - 11.8%
Aerospace & Defense - 2.1%
AAR Corp.	12,912	361,665
Aerovironment, Inc. (I)	6,310	183,810
Alliant Techsystems, Inc.	21,035	2,559,539
American Science & Engineering, Inc.	2,735	196,674
Astronics Corp. (I)	4,976	253,776
B/E Aerospace, Inc. (I)	64,912	5,649,291
BAE Systems PLC	800,845	5,777,930
Cobham PLC	269,412	1,226,400
Cubic Corp.	6,575	346,240
Curtiss-Wright Corp.	15,242	948,510
DigitalGlobe, Inc. (I)	24,066	990,316
Ducommun, Inc. (I)	3,693	110,088
Engility Holdings, Inc. (I)	5,768	192,651
Esterline Technologies Corp. (I)	30,842	3,144,650
European Aeronautic Defence &
Space Company NV	146,756	11,266,485
Exelis, Inc.	124,215	2,367,538
Finmeccanica SpA (I)	102,689	779,464
GenCorp, Inc. (I) (L)	19,600	353,192
General Dynamics Corp.	119,178	11,387,458
HEICO Corp. (L)	21,473	1,244,360
Honeywell International, Inc.	279,060	25,497,712
Huntington Ingalls Industries, Inc.	32,537	2,928,655
Kratos Defense &
Security Solutions, Inc. (I) (L)	15,318	117,642
L-3 Communications Holdings, Inc.	31,394	3,354,763
LMI Aerospace, Inc. (I) (L)	4,051	59,712
Lockheed Martin Corp.	95,711	14,228,397
Meggitt PLC (I)	196,590	1,721,231
Moog, Inc., Class A (I)	11,885	807,467
National Presto Industries, Inc. (L)	1,796	144,578

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp.	78,974	$9,051,210
Orbital Sciences Corp. (I)	19,579	456,191
Precision Castparts Corp.	51,658	13,911,499
Raytheon Company	113,619	10,305,243
Rockwell Collins, Inc.	48,160	3,559,987
Rolls-Royce Holdings PLC (I)	466,845	9,874,409
Safran SA	67,245	4,675,438
Singapore Technologies Engineering, Ltd.	387,258	1,218,818
Sparton Corp. (I)	3,558	99,446
Taser International, Inc. (I)	16,595	263,529
Teledyne Technologies, Inc. (I)	12,074	1,109,118
Textron, Inc.	100,084	3,679,088
Thales SA	22,656	1,460,032
The Boeing Company	245,915	33,564,938
The KEYW Holding Corp. (I) (L)	10,985	147,638
Triumph Group, Inc.	34,306	2,609,657
United Technologies Corp.	300,222	34,165,264
Zodiac Aerospace	8,504	1,506,994
		229,858,693
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (I)	17,260	139,633
Atlas Air Worldwide Holdings, Inc. (I)	8,390	345,249
C.H. Robinson Worldwide, Inc. (L)	53,859	3,142,134
Deutsche Post AG	224,986	8,217,607
Echo Global Logistics, Inc. (I)	6,086	130,727
Expeditors International of Washington, Inc.	72,290	3,198,833
FedEx Corp.	105,979	15,236,601
Forward Air Corp.	9,981	438,266
Hub Group, Inc., Class A (I)	12,116	483,186
Pacer International, Inc. (I)	12,258	101,251
Park-Ohio Holdings Corp. (I)	2,944	154,266
TNT Express NV	89,820	835,456
Toll Holdings, Ltd.	171,263	871,069
United Parcel Service, Inc., Class B	254,314	26,723,315
UTi Worldwide, Inc.	89,200	1,566,352
XPO Logistics, Inc. (I) (L)	9,559	251,306
Yamato Transport Company, Ltd.	92,086	1,862,281
		63,697,532
Airlines - 0.2%
Alaska Air Group, Inc.	45,854	3,364,308
Allegiant Travel Company (L)	4,829	509,170
ANA Holdings, Inc.	282,214	563,827
Cathay Pacific Airways, Ltd.	286,242	607,987
Delta Air Lines, Inc.	303,902	8,348,188
Deutsche Lufthansa AG (I)	57,341	1,215,431
easyJet PLC	38,792	988,692
Hawaiian Holdings, Inc. (I) (L)	17,555	169,055
International Consolidated
Airlines Group SA (I)	237,361	1,581,121
Japan Airlines Company, Ltd.	14,600	720,237
JetBlue Airways Corp. (I) (L)	217,252	1,857,505
Qantas Airways, Ltd. (I)	265,990	260,913
Republic Airways Holdings, Inc. (I)	16,140	172,537
Ryanair Holdings PLC, ADR (I) (L)	7,546	354,134
Singapore Airlines, Ltd.	33,697	278,304
Singapore Airlines, Ltd. (Singapore Exchange)	96,728	798,946
SkyWest, Inc.	17,094	253,504
Southwest Airlines Company	248,272	4,677,444
Spirit Airlines, Inc. (I)	19,321	877,367
		27,598,670

The accompanying notes are an integral part of the financial statements.	159

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Products - 0.3%
AAON, Inc.	9,115	$291,224
Allegion Plc (I)	32,183	1,422,181
American Woodmark Corp. (I)	3,386	133,849
AO Smith Corp.	50,513	2,724,671
Apogee Enterprises, Inc.	9,304	334,107
Asahi Glass Company, Ltd.	251,889	1,568,459
Assa Abloy AB, Series B	83,316	4,411,091
Builders FirstSource, Inc. (I)	14,908	106,443
Cie de Saint-Gobain	102,823	5,664,212
Daikin Industries, Ltd.	58,510	3,651,182
Fortune Brands Home & Security, Inc.	109,572	5,007,440
Geberit AG (I)	9,325	2,829,027
Gibraltar Industries, Inc. (I)	10,164	188,949
Griffon Corp.	12,004	158,573
Insteel Industries, Inc.	6,564	149,200
Lennox International, Inc.	30,026	2,554,012
LIXIL Group Corp.	66,450	1,824,208
Masco Corp.	127,311	2,898,871
NCI Building Systems, Inc. (I)	6,751	118,413
Nortek, Inc. (I)	3,037	226,560
Patrick Industries, Inc. (I)	2,305	66,684
PGT, Inc. (I)	11,059	111,917
Ply Gem Holdings, Inc. (I)	5,221	94,135
Quanex Building Products Corp.	12,016	239,359
Simpson Manufacturing Company, Inc. (L)	13,018	478,151
TOTO, Ltd.	69,481	1,102,047
Trex Company, Inc. (I)	5,494	436,938
Universal Forest Products, Inc.	6,447	336,147
USG Corp. (I)	24,519	695,849
		39,823,899
Commercial Services & Supplies - 0.7%
ABM Industries, Inc.	17,591	502,927
ACCO Brands Corp. (I)	36,807	247,343
Acorn Energy, Inc. (I)	8,158	33,203
Aggreko PLC	67,099	1,902,970
ARC Document Solutions, Inc. (I)	13,092	107,616
Babcock International Group PLC	90,223	2,027,313
Brambles, Ltd.	388,365	3,181,853
Casella Waste Systems, Inc., Class A (I)	14,300	82,940
CECO Environmental Corp.	6,182	99,963
Cenveo, Inc. (I)	19,604	67,438
Cintas Corp.	35,599	2,121,344
Clean Harbors, Inc. (I)	36,398	2,182,424
Consolidated Graphics, Inc. (I)	2,423	163,407
Copart, Inc. (I)	73,661	2,699,676
Courier Corp.	3,911	70,750
Dai Nippon Printing Company, Ltd.	140,165	1,488,855
Deluxe Corp. (L)	49,585	2,587,841
Edenred	50,653	1,695,985
EnerNOC, Inc. (I)	8,632	148,557
Ennis, Inc.	6,997	123,847
G&K Services, Inc., Class A	6,292	391,551
G4S PLC	387,072	1,684,208
Healthcare Services Group, Inc. (L)	22,160	628,679
Heritage-Crystal Clean, Inc. (I)	3,786	77,575
Herman Miller, Inc.	57,850	1,707,732
HNI Corp.	44,504	1,728,090
InnerWorkings, Inc. (I)	15,448	120,340
Interface, Inc.	19,326	424,399
Iron Mountain, Inc. (L)	60,678	1,841,577
Kimball International, Inc., Class B	11,157	167,690
Knoll, Inc.	15,910	291,312
McGrath RentCorp. (L)	6,517	259,377

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Mine Safety Appliances Company	29,844	$1,528,311
Mobile Mini, Inc. (I)	12,365	509,191
Multi-Color Corp.	4,293	162,018
Park24 Company, Ltd.	23,900	450,728
Performant Financial Corp. (I)	7,729	79,609
Pitney Bowes, Inc. (L)	71,901	1,675,293
Quad/Graphics, Inc. (L)	8,154	222,033
R.R. Donnelley & Sons Company (L)	119,880	2,431,166
Republic Services, Inc.	95,149	3,158,947
Rollins, Inc.	42,216	1,278,723
Schawk, Inc.	3,924	58,350
Secom Company, Ltd.	52,433	3,163,542
Securitas AB, Series B	79,326	844,061
Serco Group PLC	125,546	1,038,841
Societe BIC SA	7,290	893,418
SP Plus Corp. (I)	5,275	137,361
Steelcase, Inc., Class A	27,163	430,805
Stericycle, Inc. (I)	30,629	3,558,171
Team, Inc. (I)	6,663	282,111
Tetra Tech, Inc. (I)	20,941	585,929
The ADT Corp. (L)	71,365	2,888,142
The Brink’s Company	47,392	1,617,963
Toppan Printing Company, Ltd.	140,165	1,121,965
Tyco International, Ltd.	164,878	6,766,593
UniFirst Corp.	4,695	502,365
United Stationers, Inc.	13,026	597,763
US Ecology, Inc.	6,161	229,128
Viad Corp.	6,682	185,626
Waste Connections, Inc.	81,453	3,553,794
Waste Management, Inc.	155,473	6,976,074
West Corp.	6,888	177,090
		77,963,893
Construction & Engineering - 0.4%
ACS Actividades de Construccion
y Servicios SA	35,762	1,232,767
AECOM Technology Corp. (I)	64,728	1,904,945
Aegion Corp. (I)	12,739	278,857
Ameresco, Inc., Class A (I)	7,527	72,711
Argan, Inc.	4,849	133,638
Bouygues SA	47,703	1,803,927
Chiyoda Corp.	38,214	554,734
Comfort Systems USA, Inc.	12,154	235,666
Dycom Industries, Inc. (I)	10,635	295,547
EMCOR Group, Inc.	21,467	911,059
Ferrovial SA	100,545	1,947,737
Fluor Corp.	58,135	4,667,659
Furmanite Corp. (I)	12,420	131,900
Granite Construction, Inc.	36,490	1,276,420
Great Lakes Dredge & Dock Corp. (I) (L)	19,754	181,737
Hochtief AG	7,835	670,536
Jacobs Engineering Group, Inc. (I)	46,874	2,952,593
JGC Corp.	51,936	2,038,167
Kajima Corp.	213,724	803,817
KBR, Inc.	97,666	3,114,569
Kinden Corp.	31,739	332,296
Koninklijke Boskalis Westinster NV	19,759	1,045,125
Layne Christensen Company (I) (L)	7,174	122,532
Leighton Holdings, Ltd. (L)	42,950	620,274
MasTec, Inc. (I) (L)	18,983	621,124
MYR Group, Inc. (I)	7,014	175,911
Northwest Pipe Company (I)	3,342	126,194
Obayashi Corp.	163,710	933,764
OCI (I)	22,853	1,029,880

The accompanying notes are an integral part of the financial statements.	160

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Orion Marine Group, Inc. (I)	9,189	$110,544
Pike Corp. (I)	8,988	95,003
Primoris Services Corp.	11,488	357,621
Quanta Services, Inc. (I)	76,197	2,404,777
Shimizu Corp.	149,988	757,899
Skanska AB, Series B	94,799	1,939,411
Sterling Construction Company, Inc. (I)	6,538	76,691
Taisei Corp.	242,788	1,104,905
Tutor Perini Corp. (I)	11,859	311,892
URS Corp.	49,381	2,616,699
Vinci SA	118,828	7,810,710
		47,802,238
Electrical Equipment - 1.0%
ABB, Ltd. (I)	546,017	14,436,688
Acuity Brands, Inc. (L)	41,996	4,591,003
Alstom SA	53,781	1,961,205
AMETEK, Inc.	87,138	4,589,558
AZZ, Inc.	8,199	400,603
Brady Corp., Class A	14,928	461,723
Capstone Turbine Corp. (I) (L)	101,222	130,576
Coleman Cable, Inc.	3,110	81,544
Eaton Corp. PLC	169,046	12,867,782
Emerson Electric Company	250,310	17,566,756
Encore Wire Corp.	6,704	363,357
EnerSys, Inc.	15,320	1,073,779
Enphase Energy, Inc. (I) (L)	5,762	36,531
Franklin Electric Company, Inc. (L)	15,255	680,983
FuelCell Energy, Inc. (I) (L)	54,922	77,440
Fuji Electric Company, Ltd.	136,165	637,991
Generac Holdings, Inc.	16,405	929,179
General Cable Corp. (L)	48,382	1,422,915
Global Power Equipment Group, Inc.	6,046	118,320
GrafTech International, Ltd. (I) (L)	37,469	420,777
Hubbell, Inc., Class B	35,452	3,860,723
II-VI, Inc. (I)	16,667	293,339
Legrand SA	65,987	3,636,705
LSI Industries, Inc.	8,009	69,438
Mabuchi Motor Company, Ltd.	5,977	355,672
Mitsubishi Electric Corp.	479,210	6,025,806
Nidec Corp.	25,346	2,496,951
OSRAM Licht AG (I)	20,984	1,184,668
Polypore International, Inc. (I) (L)	14,914	580,155
Powell Industries, Inc.	3,048	204,186
Power Solutions International, Inc. (I)	749	56,250
PowerSecure International, Inc. (I)	7,121	122,268
Preformed Line Products Company	933	68,258
Prysmian SpA	50,809	1,308,182
Regal-Beloit Corp.	29,734	2,191,990
Revolution Lighting Technologies, Inc. (I)	8,851	30,315
Rockwell Automation, Inc.	49,466	5,844,903
Roper Industries, Inc.	35,389	4,907,747
Schneider Electric SA	132,200	11,533,325
Sumitomo Electric Industries, Ltd.	188,222	3,146,325
Thermon Group Holdings, Inc. (I)	8,913	243,592
Vicor Corp. (I)	6,289	84,398
		111,093,906
Industrial Conglomerates - 1.9%
3M Company	227,517	31,909,259
Carlisle Companies, Inc.	41,906	3,327,336
Danaher Corp.	213,368	16,472,010
General Electric Company	3,598,279	100,859,760
Hopewell Holdings, Ltd.	137,615	467,515

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Conglomerates (continued)
Hutchison Whampoa, Ltd.	531,198	$7,244,844
Keppel Corp., Ltd.	360,505	3,202,239
Koninklijke Philips NV	242,068	8,913,223
NWS Holdings, Ltd.	375,599	573,290
Raven Industries, Inc. (L)	11,851	487,550
SembCorp Industries, Ltd.	246,016	1,073,290
Siemens AG	197,040	27,017,835
Smiths Group PLC	98,132	2,409,691
Toshiba Corp.	1,004,328	4,228,032
		208,185,874
Machinery - 2.4%
Accuride Corp. (I)	15,373	57,341
Actuant Corp., Class A	23,261	852,283
AGCO Corp.	59,688	3,532,933
Alamo Group, Inc.	2,369	143,775
Albany International Corp., Class A	8,920	320,496
Alfa Laval AB	78,470	2,016,145
Altra Holdings, Inc.	8,779	300,417
Amada Company, Ltd.	87,177	769,888
American Railcar Industries, Inc. (L)	3,034	138,806
Ampco-Pittsburgh Corp.	3,432	66,752
Andritz AG	18,215	1,141,516
Astec Industries, Inc. (L)	6,625	255,924
Atlas Copco AB, Series A	165,621	4,598,641
Atlas Copco AB, Series B	97,255	2,472,349
Barnes Group, Inc.	17,277	661,882
Blount International, Inc. (I)	16,157	233,792
Briggs & Stratton Corp. (L)	15,517	337,650
Caterpillar, Inc. (L)	226,269	20,547,488
Chart Industries, Inc. (I)	9,722	929,812
CIRCOR International, Inc.	5,632	454,953
CLARCOR, Inc.	48,809	3,140,859
CNH Industrial NV (I)	229,277	2,619,853
Columbus McKinnon Corp. (I)	6,459	175,297
Commercial Vehicle Group, Inc. (I)	9,169	66,659
Crane Company	32,201	2,165,517
Cummins, Inc.	62,107	8,755,224
Deere & Company	135,897	12,411,473
Donaldson Company, Inc.	88,798	3,859,161
Douglas Dynamics, Inc.	8,129	136,730
Dover Corp.	60,261	5,817,597
Dynamic Materials Corp.	4,802	104,395
Energy Recovery, Inc. (I) (L)	15,205	84,540
EnPro Industries, Inc. (I) (L)	6,659	383,891
ESCO Technologies, Inc.	8,609	294,944
FANUC Corp.	47,627	8,727,199
Federal Signal Corp. (I)	20,093	294,362
Flow International Corp. (I)	18,346	74,118
Flowserve Corp.	49,394	3,893,729
FreightCar America, Inc.	4,261	113,428
GEA Group AG	45,571	2,173,074
Global Brass & Copper Holdings, Inc.	2,831	46,853
Graco, Inc.	40,434	3,158,704
Graham Corp.	3,422	124,184
Greenbrier Companies, Inc. (I)	7,836	257,334
Hardinge, Inc.	4,407	63,769
Harsco Corp.	53,350	1,495,401
Hino Motors, Ltd.	64,683	1,018,935
Hitachi Construction
Machinery Company, Ltd.	26,152	559,609
Hurco Companies, Inc.	2,326	58,173
Hyster-Yale Materials Handling, Inc.	3,362	313,204
IDEX Corp.	53,467	3,948,538

The accompanying notes are an integral part of the financial statements.	161

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
IHI Corp.	329,295	$1,424,082
Illinois Tool Works, Inc.	145,148	12,204,044
IMI PLC	79,238	2,006,619
Ingersoll-Rand PLC	95,329	5,872,266
Invensys PLC	162,677	1,375,050
ITT Corp.	59,781	2,595,691
John Bean Technologies Corp.	9,286	272,358
Joy Global, Inc. (L)	37,925	2,218,233
JTEKT Corp.	50,044	853,896
Kadant, Inc.	3,905	158,231
Kawasaki Heavy Industries, Ltd.	354,790	1,490,039
Kennametal, Inc.	51,686	2,691,290
Komatsu, Ltd.	231,514	4,753,277
Kone OYJ (L)	77,700	3,504,159
Kubota Corp.	266,390	4,418,672
Kurita Water Industries, Ltd.	27,427	568,978
LB Foster Company, Class A	3,554	168,069
Lincoln Electric Holdings, Inc.	53,812	3,838,948
Lindsay Corp. (L)	4,100	339,275
Lydall, Inc. (I)	6,140	108,187
Makita Corp.	27,929	1,468,860
MAN SE	8,807	1,081,487
Manitex International, Inc. (I)	5,020	79,718
Melrose Industries PLC	315,749	1,601,897
Meritor, Inc. (I)	31,522	328,774
Metso OYJ	31,873	1,362,952
Middleby Corp. (I)	6,023	1,445,339
Miller Industries, Inc. (L)	4,920	91,660
Mitsubishi Heavy Industries, Ltd.	757,336	4,690,612
Mueller Industries, Inc.	9,041	569,673
Mueller Water Products, Inc., Class A	50,519	473,363
Nabtesco Corp.	27,789	641,336
NGK Insulators, Ltd.	67,709	1,288,562
NN, Inc.	5,874	118,596
Nordson Corp.	39,794	2,956,694
NSK, Ltd.	117,050	1,458,717
Oshkosh Corp.	56,932	2,868,234
PACCAR, Inc.	126,254	7,470,449
Pall Corp.	39,218	3,347,256
Parker Hannifin Corp.	53,212	6,845,192
Pentair, Ltd.	71,034	5,517,211
PMFG, Inc. (I) (L)	8,222	74,409
Proto Labs, Inc. (I) (L)	5,424	386,080
RBC Bearings, Inc. (I)	7,443	526,592
Rexnord Corp. (I)	9,743	263,158
Sandvik AB	266,037	3,754,762
Scania AB, Series B	79,837	1,564,753
Schindler Holding AG,
Participation Certificates	11,241	1,654,830
Schindler Holding AG, Registered Shares	5,365	791,463
SembCorp Marine, Ltd.	211,774	748,765
SKF AB, B Shares	97,863	2,566,495
SMC Corp.	12,825	3,236,881
Snap-on, Inc.	20,753	2,272,869
SPX Corp.	29,886	2,976,944
Standex International Corp.	4,140	260,323
Stanley Black & Decker, Inc.	55,138	4,449,085
Sulzer AG	6,020	972,718
Sumitomo Heavy Industries, Ltd.	134,181	618,287
Sun Hydraulics Corp.	6,965	284,381
Tecumseh Products Company, Class A (I)	6,553	59,305
Tennant Company	5,872	398,180
Terex Corp.	73,436	3,083,578

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
The ExOne Company (I) (L)	2,124	$128,417
The Gorman-Rupp Company	6,193	207,015
The Japan Steel Works, Ltd.	76,405	428,137
The Weir Group PLC	53,152	1,881,905
THK Company, Ltd. (I)	27,788	694,020
Timken Company	52,417	2,886,604
Titan International, Inc. (L)	17,115	307,728
Trimas Corp. (I)	14,491	578,046
Trinity Industries, Inc.	51,447	2,804,890
Twin Disc, Inc. (L)	3,077	79,664
Vallourec SA	26,472	1,444,210
Valmont Industries, Inc. (L)	17,656	2,632,863
Volvo AB, Series B	377,631	4,969,014
Wabash National Corp. (I)	22,052	272,342
Wabtec Corp.	63,487	4,715,179
Wartsila OYJ Abp	44,272	2,182,655
Watts Water Technologies, Inc., Class A	9,092	562,522
Woodward, Inc.	62,128	2,833,658
Xerium Technologies, Inc. (I)	3,948	65,103
Xylem, Inc.	65,938	2,281,455
Yangzijiang Shipbuilding Holdings, Ltd.	467,001	439,528
Zardoya Otis SA	40,901	740,503
		266,816,859
Marine - 0.1%
A.P. Moeller Maersk A/S, Series A	137	1,411,243
A.P. Moeller Maersk A/S, Series B	329	3,560,423
International Shipholding Corp.	2,085	61,508
Kirby Corp. (I)	37,431	3,715,027
Kuehne & Nagel International AG	13,435	1,765,888
Matson, Inc.	42,020	1,097,142
Mitsui O.S.K. Lines, Ltd.	270,441	1,220,553
Nippon Yusen KK (L)	402,713	1,287,645
		14,119,429
Professional Services - 0.5%
Acacia Research Corp. (L)	15,976	232,291
Adecco SA (I)	33,004	2,620,078
ALS, Ltd.	94,637	746,633
Barrett Business Services, Inc.	2,297	213,024
Bureau Veritas SA	55,001	1,605,739
Capita PLC	164,000	2,822,965
CBIZ, Inc. (I) (L)	13,270	121,022
CDI Corp.	5,064	93,836
CRA International, Inc. (I)	4,054	80,269
Equifax, Inc.	43,252	2,988,281
Experian PLC	248,869	4,597,196
Exponent, Inc.	4,281	331,521
Franklin Covey Company (I)	3,434	68,268
FTI Consulting, Inc. (I)	39,394	1,620,669
GP Strategies Corp. (I)	4,927	146,775
Heidrick & Struggles International, Inc.	6,166	124,183
Huron Consulting Group, Inc. (I)	7,524	471,905
ICF International, Inc. (I)	6,480	224,921
Insperity, Inc.	7,226	261,075
Intertek Group PLC	40,219	2,099,083
Kelly Services, Inc., Class A (L)	8,788	219,173
Kforce, Inc.	8,930	182,708
Korn/Ferry International (I)	15,565	406,558
ManpowerGroup, Inc.	52,078	4,471,417
Mistras Group, Inc. (I)	5,378	112,293
Navigant Consulting, Inc. (I)	16,242	311,846
Nielsen Holdings NV	89,996	4,129,916
Odyssey Marine Exploration, Inc. (I) (L)	28,133	56,829

The accompanying notes are an integral part of the financial statements.	162

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
On Assignment, Inc. (I)	14,709	$513,638
Pendrell Corp. (I)	53,095	106,721
Randstad Holding NV	30,890	2,004,548
Resources Connection, Inc.	13,538	194,000
Robert Half International, Inc.	49,515	2,079,135
RPX Corp. (I)	10,533	178,008
Seek, Ltd.	80,825	971,713
SGS SA	1,364	3,140,271
The Advisory Board Company (I)	11,414	726,729
The Corporate Executive Board Company	32,989	2,554,338
The Dun & Bradstreet Corp. (L)	13,343	1,637,853
Towers Watson & Company, Class A	42,561	5,431,209
TrueBlue, Inc. (I)	13,057	336,609
VSE Corp.	1,512	72,591
WageWorks, Inc. (I)	8,001	475,579
		51,783,416
Road & Rail - 0.9%
Arkansas Best Corp.	8,319	280,184
Asciano, Ltd.	243,069	1,253,131
Aurizon Holdings, Ltd.	506,047	2,210,178
Celadon Group, Inc.	7,087	138,055
Central Japan Railway Company, Ltd.	35,714	4,208,968
ComfortDelGro Corp., Ltd.	510,723	816,642
Con-way, Inc.	37,503	1,489,244
CSX Corp.	360,350	10,367,270
DSV A/S, ADR	44,833	1,471,980
East Japan Railway Company	83,350	6,639,473
Genesee & Wyoming, Inc., Class A (I)	33,487	3,216,426
Hankyu Hanshin Holdings, Inc.	286,018	1,545,488
Heartland Express, Inc. (L)	15,550	305,091
J.B. Hunt Transport Services, Inc.	60,622	4,686,081
Kansas City Southern	39,318	4,868,748
Keikyu Corp.	117,620	969,790
Keio Corp.	145,064	966,701
Keisei Electric Railway Company, Ltd.	67,607	622,076
Kintetsu Corp.	446,753	1,567,594
Knight Transportation, Inc.	19,043	349,249
Landstar System, Inc.	30,194	1,734,645
Marten Transport, Ltd.	8,355	168,687
MTR Corp., Ltd.	360,273	1,365,511
Nippon Express Company, Ltd.	199,698	966,661
Norfolk Southern Corp.	109,815	10,194,126
Odakyu Electric Railway Company, Ltd.	156,811	1,418,173
Old Dominion Freight Line, Inc. (I)	46,035	2,440,776
Quality Distribution, Inc. (I)	7,642	98,047
Roadrunner Transportation Systems, Inc. (I)	6,214	167,467
Ryder Systems, Inc.	18,945	1,397,762
Saia, Inc. (I)	8,005	256,560
Swift Transportation Company (I) (L)	26,867	596,716
Tobu Railway Company, Ltd.	255,814	1,240,424
Tokyu Corp.	284,232	1,841,568
Union Pacific Corp.	163,803	27,518,904
Werner Enterprises, Inc. (L)	44,997	1,112,776
West Japan Railway Company	42,136	1,825,687
YRC Worldwide, Inc. (I) (L)	3,845	66,788
		102,383,647
Trading Companies & Distributors - 0.6%
Aceto Corp.	9,158	229,042
Aircastle, Ltd.	21,753	416,787
Applied Industrial Technologies, Inc.	13,481	661,782
Beacon Roofing Supply, Inc. (I)	15,650	630,382
Brenntag AG	12,837	2,382,492

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Bunzl PLC	82,923	$1,992,728
CAI International, Inc. (I)	5,868	138,309
DXP Enterprises, Inc. (I)	3,039	350,093
Fastenal Company (L)	97,423	4,628,567
GATX Corp.	30,543	1,593,428
H&E Equipment Services, Inc. (I)	9,621	285,070
Houston Wire & Cable Company	6,816	91,198
ITOCHU Corp.	373,290	4,614,846
Kaman Corp.	9,017	358,245
Marubeni Corp.	412,626	2,970,524
Mitsubishi Corp.	348,795	6,696,135
Mitsui & Company, Ltd.	431,111	6,010,177
MSC Industrial Direct Company, Inc., Class A	31,766	2,568,916
Noble Group, Ltd.	1,058,010	901,041
Rexel SA	52,840	1,386,711
Rush Enterprises, Inc., Class A (I) (L)	11,248	333,503
Sojitz Corp.	305,051	543,118
Stock Building Supply Holdings, Inc. (I)	2,800	51,016
Sumitomo Corp.	281,041	3,532,159
TAL International Group, Inc. (L) (I)	10,819	620,470
Textainer Group Holdings, Ltd. (L)	6,735	270,882
Titan Machinery, Inc. (I) (L)	5,700	101,574
Toyota Tsusho Corp.	53,021	1,314,862
Travis Perkins PLC	61,077	1,897,297
United Rentals, Inc. (I) (L)	61,461	4,790,885
W.W. Grainger, Inc.	22,062	5,635,076
Watsco, Inc.	25,978	2,495,447
Wolseley PLC	66,175	3,762,266
		64,255,028
Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	95,872	2,132,466
Aeroports de Paris	7,496	851,172
Atlantia SpA (L)	82,397	1,845,678
Auckland International Airport, Ltd. (I)	257,889	748,961
Fraport AG Frankfurt Airport
Services Worldwide	9,380	702,895
Groupe Eurotunnel SA	137,001	1,440,328
Hutchison Port Holdings Trust	1,314,997	888,704
Kamigumi Company, Ltd.	56,733	520,551
Kerry Logistics HK, Ltd. (I)	82,277	116,716
Mitsubishi Logistics Corp.	31,472	498,214
Sydney Airport	128,082	435,304
Transurban Group (L)	350,898	2,145,880
Wesco Aircraft Holdings, Inc. (I)	13,247	290,374
		12,617,243
		1,318,000,327
Information Technology - 13.4%
Communications Equipment - 1.3%
ADTRAN, Inc.	57,268	1,546,809
Alcatel-Lucent (I)	691,450	3,068,463
Alliance Fiber Optic Products, Inc. (L)	3,791	57,055
Anaren, Inc. (I)	4,183	117,082
ARRIS Group, Inc. (I)	37,375	910,642
Aruba Networks, Inc. (I) (L)	36,586	654,889
Aviat Networks, Inc. (I)	20,149	45,537
Bel Fuse, Inc., Class B	3,469	73,924
Black Box Corp.	5,344	159,251
CalAmp Corp. (I)	11,287	315,697
Calix, Inc. (I)	13,073	126,024
Ciena Corp. (I)	100,721	2,410,254
Cisco Systems, Inc.	1,901,546	42,689,708

The accompanying notes are an integral part of the financial statements.	163

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Comtech Telecommunications Corp.	5,603	$176,607
Digi International, Inc. (I)	9,780	118,534
Emulex Corp. (I)	29,157	208,764
Extreme Networks, Inc. (I)	30,250	211,750
F5 Networks, Inc. (I)	27,266	2,477,389
Finisar Corp. (I) (L)	29,927	715,854
Harmonic, Inc. (I)	32,938	243,082
Harris Corp.	38,163	2,664,159
Infinera Corp. (I) (L)	37,341	365,195
InterDigital, Inc. (L)	40,287	1,188,064
Ixia (I)	18,333	244,012
JDS Uniphase Corp. (I)	153,482	1,992,196
Juniper Networks, Inc. (I)	180,810	4,080,882
KVH Industries, Inc. (I)	5,037	65,632
Motorola Solutions, Inc.	81,780	5,520,150
NETGEAR, Inc. (I)	12,448	410,037
Nokia OYJ (I)	930,232	7,516,273
Numerex Corp., Class A (I)	5,302	68,661
Oplink Communications, Inc. (I)	6,640	123,504
Parkervision, Inc. (I) (L)	29,256	133,115
PC-Tel, Inc.	5,970	57,133
Plantronics, Inc.	42,670	1,982,022
Polycom, Inc. (I)	94,157	1,057,383
Procera Networks, Inc. (I) (L)	6,917	103,893
QUALCOMM, Inc.	600,805	44,609,771
Riverbed Technology, Inc. (I)	106,730	1,929,678
Ruckus Wireless, Inc. (I)	14,051	199,524
ShoreTel, Inc. (I)	19,323	179,317
Sonus Networks, Inc. (I)	69,820	219,933
Telefonaktiebolaget LM Ericsson, B Shares	756,112	9,231,740
Tessco Technologies, Inc.	1,981	79,874
Ubiquiti Networks, Inc. (I) (L)	4,042	185,770
ViaSat, Inc. (I) (L)	12,726	797,284
Westell Technologies, Inc., Class A (I)	16,402	66,428
		141,398,945
Computers & Peripherals - 2.3%
3D Systems Corp. (I) (L)	63,018	5,856,263
Apple, Inc.	320,016	179,564,178
Avid Technology, Inc. (I)	10,857	88,485
Cray, Inc. (I)	12,771	350,692
Datalink Corp. (I)	6,734	73,401
Diebold, Inc.	42,248	1,394,606
Electronics for Imaging, Inc. (I)	14,980	580,175
EMC Corp. (L)	731,921	18,407,813
Fusion-io, Inc. (I) (L)	24,526	218,527
Hewlett-Packard Company	683,420	19,122,092
Imation Corp. (I)	12,998	60,831
Immersion Corp. (I)	9,274	96,264
Lexmark International, Inc., Class A (L)	40,819	1,449,891
NCR Corp. (I)	109,698	3,736,314
NEC Corp.	601,536	1,357,789
NetApp, Inc.	121,322	4,991,187
QLogic Corp. (I)	28,684	339,332
Quantum Corp. (I)	70,983	85,180
SanDisk Corp.	80,378	5,669,864
Seagate Technology PLC	116,040	6,516,806
Silicon Graphics International Corp. (I)	11,012	147,671
Super Micro Computer, Inc. (I)	10,568	181,347
Western Digital Corp.	74,561	6,255,668
		256,544,376
Electronic Equipment, Instruments & Components - 0.9%
Aeroflex Holding Corp. (I)	7,245	47,093

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Agilysys, Inc. (I)	5,489	$76,407
Amphenol Corp., Class A	56,136	5,006,208
Anixter International, Inc.	8,592	771,905
Arrow Electronics, Inc. (I)	66,407	3,602,580
Avnet, Inc.	90,684	4,000,071
Badger Meter, Inc.	4,682	255,169
Belden, Inc.	14,048	989,682
Benchmark Electronics, Inc. (I)	17,325	399,861
Checkpoint Systems, Inc. (I)	13,300	209,741
Citizen Holdings Company, Ltd.	64,439	543,674
Cognex Corp.	27,895	1,065,031
Coherent, Inc. (I)	7,850	583,962
Corning, Inc.	514,563	9,169,513
CTS Corp.	10,921	217,437
Daktronics, Inc.	12,493	195,890
DTS, Inc. (I)	6,265	150,235
Electro Rent Corp.	4,965	91,952
Electro Scientific Industries, Inc.	8,917	93,272
Fabrinet (I)	9,292	191,044
FARO Technologies, Inc. (I)	5,572	324,848
FEI Company	13,368	1,194,564
FLIR Systems, Inc.	50,423	1,517,732
FUJIFILM Holdings Corp.	115,625	3,282,019
GSI Group, Inc. (I)	10,601	119,155
Hamamatsu Photonics KK	17,333	693,582
Hexagon AB	59,034	1,867,376
Hirose Electric Company, Ltd.	7,536	1,074,266
Hitachi High-Technologies Corp.	15,084	379,769
Hitachi, Ltd.	1,201,304	9,108,469
Hoya Corp.	108,667	3,022,234
Ibiden Company, Ltd.	27,486	514,671
Ingram Micro, Inc., Class A (I)	101,616	2,383,911
Insight Enterprises, Inc. (I)	14,144	321,210
InvenSense, Inc. (I) (L)	18,235	378,923
Itron, Inc. (I)	38,646	1,601,104
Jabil Circuit, Inc.	65,834	1,148,145
KEMET Corp. (I)	15,103	85,181
Keyence Corp.	11,368	4,867,607
Kyocera Corp.	80,600	4,029,319
Littelfuse, Inc.	7,115	661,197
Maxwell Technologies, Inc. (I)	10,021	77,863
Measurement Specialties, Inc. (I)	5,042	305,999
Mercury Computer Systems, Inc. (I)	11,009	120,549
Mesa Laboratories, Inc.	1,063	83,531
Methode Electronics, Inc.	11,891	406,553
MTS Systems Corp.	5,107	363,874
Murata Manufacturing Company, Ltd.	50,571	4,497,445
National Instruments Corp.	64,363	2,060,903
Neonode, Inc. (I) (L)	9,517	60,147
Newport Corp. (I)	12,831	231,856
Nippon Electric Glass Company, Ltd.	90,975	477,906
Omron Corp.	51,069	2,256,906
OSI Systems, Inc. (I)	6,415	340,701
Park Electrochemical Corp.	5,527	158,735
PC Connection, Inc.	3,195	79,396
Plexus Corp. (I)	11,024	477,229
RealD, Inc. (I) (L)	13,375	114,223
Rofin-Sinar Technologies, Inc. (I)	9,241	249,692
Rogers Corp. (I)	5,489	337,574
Sanmina Corp. (I)	26,660	445,222
ScanSource, Inc. (I)	9,054	384,161
Shimadzu Corp.	57,810	503,298

The accompanying notes are an integral part of the financial statements.	164

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Speed Commerce, Inc. (I)	16,079	$75,089
SYNNEX Corp. (I)	8,446	569,260
TDK Corp.	30,773	1,476,302
TE Connectivity, Ltd.	145,922	8,041,761
Tech Data Corp. (I)	24,802	1,279,783
Trimble Navigation, Ltd. (I)	169,988	5,898,584
TTM Technologies, Inc. (I)	17,475	149,936
Uni-Pixel, Inc. (I) (L)	3,409	34,124
Universal Display Corp. (I) (L)	12,947	444,859
Vishay Intertechnology, Inc. (I) (L)	89,283	1,183,893
Vishay Precision Group, Inc. (I)	4,565	67,973
Yaskawa Electric Corp.	53,910	854,236
Yokogawa Electric Corp.	52,374	805,240
Zygo Corp. (I)	4,786	70,737
		101,221,549
Internet Software & Services - 1.9%
Akamai Technologies, Inc. (I)	63,546	2,998,100
Angie’s List, Inc. (I) (L)	13,653	206,843
AOL, Inc. (I)	51,725	2,411,420
Bankrate, Inc. (I) (L)	14,856	266,517
Bazaarvoice, Inc. (I) (L)	15,822	125,310
Blucora, Inc. (I)	13,174	384,154
Brightcove, Inc. (I)	9,172	129,692
Carbonite, Inc. (I)	4,315	51,046
ChannelAdvisor Corp. (I)	1,956	81,585
comScore, Inc. (I)	11,503	329,101
Constant Contact, Inc. (I)	9,904	307,717
Cornerstone OnDemand, Inc. (I)	12,984	692,567
CoStar Group, Inc. (I)	9,164	1,691,491
Cvent, Inc. (I)	2,101	76,455
Dealertrack Technologies, Inc. (I)	14,017	673,937
Demand Media, Inc. (I)	12,025	69,384
Demandware, Inc. (I)	5,171	331,565
Dena Company, Ltd. (L)	25,577	539,174
Dice Holdings, Inc. (I)	13,607	98,651
Digital River, Inc. (I)	11,516	213,046
E2open, Inc. (I) (L)	4,926	117,781
EarthLink, Inc. (I)	33,877	171,756
eBay, Inc. (I)	414,414	22,747,184
eGain Corp. (I)	4,474	45,814
Envestnet, Inc. (I)	7,250	292,175
Equinix, Inc. (I)	32,815	5,823,022
Facebook, Inc., Class A	585,014	31,976,865
Global Eagle Entertainment, Inc. (I)	7,224	107,421
Gogo, Inc. (I) (L)	3,564	88,423
Google, Inc., Class A (I)	99,827	111,877,117
Gree, Inc. (L)	26,828	264,502
Internap Network Services Corp. (I)	18,287	137,518
IntraLinks Holdings, Inc. (I)	12,503	151,411
j2 Global, Inc. (L)	14,707	735,497
Kakaku.com, Inc.	37,000	649,957
Limelight Networks, Inc. (I)	20,335	40,263
Liquidity Services, Inc. (I) (L)	8,048	182,368
LivePerson, Inc. (I)	18,132	268,716
LogMeIn, Inc. (I)	7,916	265,582
Marchex, Inc., Class B	7,895	68,292
Marketo, Inc. (I)	2,289	84,853
Millennial Media, Inc. (I) (L)	11,768	85,553
Monster Worldwide, Inc. (I)	37,512	267,461
Move, Inc. (I)	12,892	206,143
NIC, Inc. (L)	20,881	519,310
OpenTable, Inc. (I)	7,301	579,480

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Perficient, Inc. (I)	10,898	$255,231
QuinStreet, Inc. (I)	10,739	93,322
Rackspace Hosting, Inc. (I) (L)	75,578	2,957,367
RealNetworks, Inc. (I)	8,463	63,896
Reis, Inc. (I)	3,422	65,805
Responsys, Inc. (I)	11,903	326,261
SciQuest, Inc. (I)	7,554	215,138
Shutterstock, Inc. (I)	2,389	199,792
Spark Networks, Inc. (I)	6,730	41,457
SPS Commerce, Inc. (I)	4,861	317,423
Stamps.com, Inc. (I)	4,226	177,915
support.com, Inc. (I)	17,580	66,628
Textura Corp. (I) (L)	1,794	53,712
Travelzoo, Inc. (I)	2,739	58,395
Trulia, Inc. (I) (L)	8,896	313,762
United Internet AG	26,750	1,140,353
United Online, Inc.	4,212	57,957
Unwired Planet, Inc. (I)	37,090	51,184
ValueClick, Inc. (I) (L)	65,847	1,538,844
VeriSign, Inc. (I) (L)	45,902	2,744,022
VistaPrint NV (I) (L)	10,486	596,129
Vocus, Inc. (I)	6,655	75,800
Web.com Group, Inc. (I)	13,512	429,546
WebMD Health Corp. (I) (L)	10,308	407,166
XO Group, Inc. (I)	9,056	134,572
Xoom Corp. (I)	2,623	71,792
Yahoo Japan Corp.	359,032	2,002,105
Yahoo!, Inc. (I)	335,650	13,573,686
Yelp, Inc. (I)	9,554	658,748
Zillow, Inc., Class A (I) (L)	7,484	611,667
Zix Corp. (I)	21,732	99,098
		218,830,992
IT Services - 2.4%
Accenture PLC, Class A	226,106	18,590,435
Acxiom Corp. (I)	73,239	2,708,378
Alliance Data Systems Corp. (I)	17,335	4,557,892
Amadeus IT Holding SA, A Shares	94,922	4,066,011
AtoS	17,329	1,570,071
Automatic Data Processing, Inc.	171,250	13,838,713
Blackhawk Network Holdings, Inc. (I) (L)	4,057	102,480
Broadridge Financial Solutions, Inc.	78,581	3,105,521
CACI International, Inc., Class A (I) (L)	7,282	533,188
Cap Gemini SA	35,434	2,398,363
Cardtronics, Inc. (I)	14,464	628,461
Cass Information Systems, Inc.	2,725	183,529
CIBER, Inc. (I)	25,729	106,518
Cognizant Technology
Solutions Corp., Class A (I)	107,492	10,854,542
Computer Sciences Corp.	52,674	2,943,423
Computer Task Group, Inc.	5,436	102,740
Computershare, Ltd.	118,050	1,202,976
Convergys Corp.	100,611	2,117,862
CoreLogic, Inc. (I)	61,785	2,195,221
CSG Systems International, Inc.	10,978	322,753
DST Systems, Inc.	19,461	1,765,891
EPAM Systems, Inc. (I)	7,006	244,790
Euronet Worldwide, Inc. (I) (L)	16,030	767,036
EVERTEC, Inc.	9,433	232,618
ExlService Holdings, Inc. (I)	10,606	292,938
Fidelity National Information Services, Inc.	103,071	5,532,851
Fiserv, Inc. (I)	91,719	5,416,007
Forrester Research, Inc.	4,158	159,085
Fujitsu, Ltd. (I)	465,564	2,412,867

The accompanying notes are an integral part of the financial statements.	165

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Gartner, Inc. (I) (L)	60,774	$4,317,993
Global Cash Access Holdings, Inc. (I)	21,613	215,914
Global Payments, Inc.	48,050	3,122,770
Heartland Payment Systems, Inc. (L)	11,632	579,739
Higher One Holdings, Inc. (I)	10,581	103,271
IBM Corp.	363,052	68,097,664
iGATE Corp. (I)	11,249	451,760
Itochu Techno-Science Corp.	6,056	245,470
Jack Henry & Associates, Inc. (L)	56,430	3,341,220
Leidos Holdings, Inc. (L)	48,061	2,234,356
Lender Processing Services, Inc.	56,309	2,104,830
Lionbridge Technologies, Inc. (I)	19,919	118,717
Luxoft Holding Inc (I)	1,781	67,642
ManTech International Corp., Class A (L)	23,463	702,248
MasterCard, Inc., Class A	36,825	30,765,815
MAXIMUS, Inc.	21,824	960,038
ModusLink Global Solutions, Inc. (I)	13,072	74,903
MoneyGram International, Inc. (I)	7,096	147,455
NeuStar, Inc., Class A (I) (L)	41,284	2,058,420
Nomura Research Institute, Ltd.	25,585	808,558
NTT Data Corp.	31,545	1,165,383
Otsuka Corp.	3,917	500,413
Paychex, Inc.	116,021	5,282,436
PRGX Global, Inc. (I)	10,780	72,442
Recall Holdings Ltd. (I)	77,673	281,578
Sapient Corp. (I)	35,453	615,464
Science Applications International Corp.	27,335	903,968
ServiceSource International, Inc. (I)	19,872	166,527
Sykes Enterprises, Inc. (I)	12,817	279,539
Syntel, Inc. (I)	4,937	449,020
TeleTech Holdings, Inc. (I) (L)	6,582	157,573
Teradata Corp. (I)	58,187	2,646,927
The Hackett Group, Inc.	10,148	63,019
The Western Union Company	196,896	3,396,456
Total System Services, Inc.	59,742	1,988,214
Unisys Corp. (I) (L)	14,067	472,229
VeriFone Systems, Inc. (I)	72,141	1,934,822
Virtusa Corp. (I)	6,666	253,908
Visa, Inc., Class A	181,128	40,333,583
WEX, Inc. (I) (L)	38,044	3,767,497
		274,202,941
Office Electronics - 0.2%
Brother Industries, Ltd.	57,376	784,817
Canon, Inc.	281,800	8,991,786
Konica Minolta, Inc.	120,070	1,199,895
Ricoh Company, Ltd.	166,869	1,774,620
Xerox Corp.	413,291	5,029,751
Zebra Technologies Corp., Class A (I)	33,139	1,792,157
		19,573,026
Semiconductors & Semiconductor Equipment - 1.7%
Advanced Energy Industries, Inc. (I)	12,668	289,590
Advanced Micro Devices, Inc. (I) (L)	405,344	1,568,681
Advantest Corp.	36,340	452,813
Altera Corp.	113,993	3,708,192
Ambarella, Inc. (I) (L)	5,935	201,375
Amkor Technology, Inc. (I) (L)	23,005	141,021
ANADIGICS, Inc. (I)	30,355	55,853
Analog Devices, Inc.	110,840	5,645,081
Applied Materials, Inc.	429,076	7,590,354
Applied Micro Circuits Corp. (I)	23,503	314,470
ARM Holdings PLC	348,735	6,341,004
ASM Pacific Technology, Ltd.	58,068	485,616

Strategic Equity Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
ASML Holding NV	88,807	$8,317,810
Atmel Corp. (I)	280,839	2,198,969
ATMI, Inc. (I)	10,398	314,124
Axcelis Technologies, Inc. (I)	37,603	91,751
Broadcom Corp., Class A	191,687	5,683,520
Brooks Automation, Inc.	21,750	228,158
Cabot Microelectronics Corp. (I)	7,516	343,481
Cavium, Inc. (I)	16,443	567,448
Ceva, Inc. (I)	7,485	113,922
Cirrus Logic, Inc. (I) (L)	20,283	414,382
Cohu, Inc.	8,708	91,434
Cree, Inc. (I)	79,574	4,978,945
Cypress Semiconductor Corp. (I) (L)	138,654	1,455,867
Diodes, Inc. (I)	11,630	274,003
DSP Group, Inc. (I)	7,698	74,748
Entegris, Inc. (I)	45,002	522,023
Entropic Communications, Inc. (I) (L)	30,015	141,371
Exar Corp. (I)	12,724	150,016
Fairchild Semiconductor International, Inc. (I)	83,812	1,118,890
First Solar, Inc. (I)	24,720	1,350,701
FormFactor, Inc. (I)	18,311	110,232
GT Advanced Technologies, Inc. (I) (L)	38,369	334,578
Hittite Microwave Corp. (I)	10,146	626,313
Infineon Technologies AG	269,744	2,881,274
Inphi Corp. (I)	8,711	112,372
Integrated Device Technology, Inc. (I)	132,931	1,354,567
Integrated Silicon Solution, Inc. (I)	9,790	118,361
Intel Corp.	1,767,713	45,889,829
International Rectifier Corp. (I)	69,049	1,800,107
Intersil Corp., Class A	125,213	1,436,193
IXYS Corp.	8,360	108,429
KLA-Tencor Corp.	59,128	3,811,391
Kopin Corp. (I)	19,432	82,003
Lam Research Corp. (I)	58,208	3,169,426
Lattice Semiconductor Corp. (I)	37,638	207,385
Linear Technology Corp.	83,206	3,790,033
LSI Corp.	195,332	2,152,559
LTX-Credence Corp. (I)	15,810	126,322
M/A-COM Technology
Solutions Holdings, Inc. (I)	3,708	62,999
MaxLinear, Inc., Class A (I)	8,243	85,974
Micrel, Inc. (L)	15,738	155,334
Microchip Technology, Inc. (L)	70,401	3,150,445
Micron Technology, Inc. (I)	374,205	8,142,701
Microsemi Corp. (I)	29,895	745,880
MKS Instruments, Inc.	17,077	511,285
Monolithic Power Systems, Inc. (I) (L)	11,773	408,052
MoSys, Inc. (I)	17,279	95,380
Nanometrics, Inc. (I)	7,759	147,809
NeoPhotonics Corp. (I)	7,456	52,639
NVE Corp. (I)	1,891	110,207
NVIDIA Corp.	206,438	3,307,137
OmniVision Technologies, Inc. (I) (L)	17,344	298,317
PDF Solutions, Inc. (I)	8,282	212,185
Peregrine Semiconductor Corp. (I) (L)	9,390	69,580
Pericom Semiconductor Corp. (I)	9,337	82,726
Photronics, Inc. (I) (L)	19,896	179,661
PLX Technology, Inc. (I)	16,219	106,721
PMC-Sierra, Inc. (I)	65,913	423,821
Power Integrations, Inc.	9,291	518,624
Rambus, Inc. (I)	35,910	340,068
Renewable Energy Corp. ASA (I)	50	20
RF Micro Devices, Inc. (I)	276,774	1,428,154

The accompanying notes are an integral part of the financial statements.	166

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Rohm Company, Ltd.	24,110	$1,176,015
Rubicon Technology, Inc. (I) (L)	6,012	59,819
Rudolph Technologies, Inc. (I)	11,150	130,901
Semtech Corp. (I)	66,856	1,690,120
Sigma Designs, Inc. (I)	11,562	54,573
Silicon Image, Inc. (I)	25,876	159,137
Silicon Laboratories, Inc. (I)	26,144	1,132,297
Skyworks Solutions, Inc. (I)	123,767	3,534,786
Spansion, Inc., Class A (I)	15,136	210,239
STMicroelectronics NV (I)	159,018	1,276,544
Sumco Corp.	28,611	252,404
SunEdison, Inc. (I)	247,225	3,226,286
SunPower Corp. (I) (L)	13,181	392,926
Supertex, Inc. (I)	3,722	93,236
Synaptics, Inc. (I) (L)	10,363	536,907
Teradyne, Inc. (I)	126,284	2,225,124
Tessera Technologies, Inc.	16,946	334,006
Texas Instruments, Inc.	389,113	17,085,952
Tokyo Electron, Ltd.	42,828	2,359,939
TriQuint Semiconductor, Inc. (I)	52,231	435,607
Ultra Clean Holdings (I)	8,301	83,259
Ultratech, Inc. (I)	9,039	262,131
Veeco Instruments, Inc. (I)	12,557	413,251
Xilinx, Inc.	94,999	4,362,354
		185,460,519
Software - 2.7%
Accelrys, Inc. (I)	15,525	148,109
ACI Worldwide, Inc. (I)	38,222	2,484,430
Actuate Corp. (I)	16,423	126,621
Adobe Systems, Inc. (I)	165,392	9,903,673
Advent Software, Inc.	37,088	1,297,709
American Software, Inc., Class A	9,800	96,726
ANSYS, Inc. (I)	61,094	5,327,397
Aspen Technology, Inc. (I)	30,101	1,258,222
Autodesk, Inc. (I)	80,743	4,063,795
AVG Technologies NV (I)	7,538	129,729
Blackbaud, Inc.	14,752	555,413
Bottomline Technologies, Inc. (I)	12,283	444,153
BroadSoft, Inc. (I) (L)	9,095	248,657
CA, Inc.	115,268	3,878,768
Cadence Design Systems, Inc. (I) (L)	189,701	2,659,608
Callidus Software, Inc. (I)	12,399	170,238
Citrix Systems, Inc. (I)	65,865	4,165,961
CommVault Systems, Inc. (I)	44,205	3,310,070
Compuware Corp.	142,772	1,600,474
Comverse, Inc. (I)	7,314	283,783
Concur Technologies, Inc. (I) (L)	31,041	3,202,810
Dassault Systemes SA	15,634	1,941,294
Ebix, Inc. (L)	10,110	148,819
Electronic Arts, Inc. (I)	109,381	2,509,200
Ellie Mae, Inc. (I)	8,442	226,837
EPIQ Systems, Inc.	10,452	169,427
ePlus, Inc. (I)	1,319	74,972
FactSet Research Systems, Inc. (L)	26,393	2,865,752
Fair Isaac Corp.	34,264	2,153,150
FleetMatics Group PLC (I) (L)	5,227	226,068
Gemalto NV (L)	19,758	2,174,475
Gigamon, Inc. (I)	2,489	69,891
Glu Mobile Inc. (I) (L)	21,315	82,915
Guidance Software, Inc. (I)	6,663	67,296
Guidewire Software, Inc. (I)	15,597	765,345
Gungho Online Entertainment, Inc. (I) (L)	84,000	605,048
Imperva, Inc. (I)	6,501	312,893

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Infoblox, Inc. (I)	16,052	$530,037
Informatica Corp. (I)	71,540	2,968,910
Interactive Intelligence Group (I)	4,996	336,531
Intuit, Inc.	101,363	7,736,024
Jive Software, Inc. (I)	13,018	146,453
Konami Corp.	24,399	564,197
Manhattan Associates, Inc. (I)	6,251	734,367
Mentor Graphics Corp.	94,822	2,282,366
MICROS Systems, Inc. (I) (L)	49,634	2,847,503
Microsoft Corp.	2,702,078	101,138,780
MicroStrategy, Inc., Class A (I)	2,923	363,154
Mitek Systems, Inc. (I) (L)	8,764	52,058
Monotype Imaging Holdings, Inc.	12,323	392,611
Netscout Systems, Inc. (I)	11,744	347,505
Nexon Company, Ltd.	26,653	246,274
Nice Systems, Ltd.	14,015	573,115
Nintendo Company, Ltd.	26,342	3,525,971
Oracle Corp.	1,248,237	47,757,548
Oracle Corp. Japan	9,306	340,175
Pegasystems, Inc.	5,654	278,064
Progress Software Corp. (I)	16,801	433,970
Proofpoint, Inc. (I)	7,017	232,754
PROS Holdings, Inc. (I)	7,271	290,113
PTC, Inc. (I)	117,138	4,145,514
QLIK Technologies, Inc. (I)	27,960	744,575
Qualys, Inc. (I)	4,903	113,308
Rally Software Development Corp. (I)	2,288	44,502
RealPage, Inc. (I) (L)	15,090	352,804
Red Hat, Inc. (I)	67,535	3,784,661
Rosetta Stone, Inc. (I)	4,323	52,827
Rovi Corp. (I)	67,362	1,326,358
Salesforce.com, Inc. (I) (L)	197,357	10,892,133
SAP AG	229,072	19,865,479
Seachange International, Inc. (I)	10,792	131,231
Silver Spring Networks, Inc. (I)	1,909	40,089
SolarWinds, Inc. (I)	43,093	1,630,208
Solera Holdings, Inc.	45,394	3,212,079
SS&C Technologies Holdings, Inc. (I)	18,696	827,485
Symantec Corp.	246,718	5,817,610
Synchronoss Technologies, Inc. (I) (L)	9,423	292,773
Synopsys, Inc. (I)	101,814	4,130,594
Take-Two Interactive Software, Inc. (I)	25,882	449,570
Tangoe, Inc. (I) (L)	10,037	180,766
TeleCommunication Systems, Inc., Class A (I)	18,285	42,421
Telenav, Inc. (I)	6,827	44,990
The Sage Group PLC	277,148	1,855,275
TIBCO Software, Inc. (I)	101,039	2,271,357
TiVo, Inc. (I)	40,885	536,411
Trend Micro, Inc.	26,364	923,876
Tyler Technologies, Inc. (I)	10,093	1,030,798
Ultimate Software Group, Inc. (I)	8,880	1,360,594
VASCO Data Security International, Inc. (I)	10,751	83,105
Verint Systems, Inc. (I)	16,965	728,477
VirnetX Holding Corp. (I) (L)	13,627	264,500
Vringo, Inc. (I) (L)	23,334	69,069
		301,113,647
		1,498,345,995
Materials - 5.1%
Chemicals - 2.7%
A. Schulman, Inc.	9,553	336,839
Advanced Emissions Solutions, Inc. (I)	3,310	179,501
Air Liquide SA	77,480	10,966,025

The accompanying notes are an integral part of the financial statements.	167

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Air Products & Chemicals, Inc.	75,304	$8,417,481
Air Water, Inc.	36,265	491,504
Airgas, Inc.	23,593	2,638,877
Akzo Nobel NV	59,822	4,638,950
Albemarle Corp.	53,664	3,401,761
American Pacific Corp. (I)	1,989	74,110
American Vanguard Corp.	9,369	227,573
Arabian American Development Company (I)	6,029	75,664
Arkema SA	15,657	1,828,082
Asahi Kasei Corp.	315,600	2,475,507
Ashland, Inc.	47,520	4,611,341
Axiall Corp.	22,383	1,061,850
Balchem Corp.	9,624	564,929
BASF SE	228,296	24,366,911
Cabot Corp.	39,289	2,019,455
Calgon Carbon Corp. (I)	17,364	357,177
CF Industries Holdings, Inc.	20,434	4,761,939
Chase Corp.	2,035	71,836
Chemtura Corp. (I)	31,492	879,257
Croda International PLC	33,908	1,382,190
Cytec Industries, Inc.	23,373	2,177,429
Daicel Corp.	70,985	578,515
E.I. du Pont de Nemours & Company	329,366	21,398,909
Eastman Chemical Company	55,015	4,439,711
Ecolab, Inc.	96,189	10,029,627
EMS-Chemie Holding AG	1,994	711,008
Ferro Corp. (I)	23,243	298,208
Flotek Industries, Inc. (I) (L)	15,230	305,666
FMC Corp.	47,395	3,576,427
Fuchs Petrolub AG	8,991	880,812
FutureFuel Corp.	7,166	113,223
Givaudan SA (I)	2,073	2,965,561
H.B. Fuller Company	16,144	840,134
Hawkins, Inc.	2,606	96,917
Hitachi Chemical, Ltd.	25,370	404,609
Incitec Pivot, Ltd.	407,347	977,198
Innophos Holdings, Inc.	7,184	349,142
Innospec, Inc.	7,602	351,364
International Flavors & Fragrances, Inc.	29,150	2,506,317
Intrepid Potash, Inc. (I) (L)	54,095	856,865
Israel Chemicals, Ltd. (L)	111,636	931,172
Israel Corp., Ltd. (I)	650	342,282
Johnson Matthey PLC	51,129	2,782,076
JSR Corp.	45,090	873,975
K&S AG (L)	42,998	1,324,881
Kaneka Corp.	68,748	451,409
Kansai Paint Company, Ltd.	56,886	841,226
KMG Chemicals, Inc.	3,124	52,764
Koninklijke DSM NV	38,461	3,026,817
Koppers Holdings, Inc.	6,688	305,976
Kraton Performance Polymers, Inc. (I)	10,498	241,979
Kuraray Company, Ltd.	86,325	1,030,444
Landec Corp. (I)	9,093	110,207
Lanxess AG	20,766	1,387,569
Linde AG	46,215	9,676,771
LSB Industries, Inc. (I)	6,275	257,401
LyondellBasell Industries NV, Class A	155,456	12,480,008
Minerals Technologies, Inc.	33,966	2,040,338
Mitsubishi Chemical Holdings Corp.	339,002	1,568,811
Mitsubishi Gas & Chemicals Company, Inc.	94,217	694,543
Mitsui Chemicals, Inc.	198,590	480,193
Monsanto Company	187,017	21,796,831
NewMarket Corp. (L)	7,519	2,512,474

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Nippon Paint Company, Ltd.	43,000	$715,438
Nitto Denko Corp.	41,161	1,740,477
Olin Corp. (L)	77,977	2,249,636
OM Group, Inc. (I)	10,241	372,875
OMNOVA Solutions, Inc. (I)	15,936	145,177
Orica, Ltd.	91,596	1,958,664
Penford Corp. (I)	3,907	50,205
PolyOne Corp.	31,919	1,128,337
PPG Industries, Inc.	50,528	9,583,140
Praxair, Inc.	104,677	13,611,150
Quaker Chemical Corp.	4,252	327,702
RPM International, Inc.	87,642	3,638,019
Sensient Technologies Corp.	49,155	2,385,001
Shin-Etsu Chemical Company, Ltd.	101,891	5,959,532
Showa Denko KK	363,827	516,020
Sigma-Aldrich Corp.	42,256	3,972,487
Sika AG	536	1,910,007
Solvay SA	14,797	2,341,909
Stepan Company	6,140	402,968
Sumitomo Chemical Company, Ltd.	372,291	1,461,180
Syngenta AG	23,130	9,221,857
Taiyo Nippon Sanso Corp.	57,657	410,549
Taminco Corp. (I)	5,206	105,213
Teijin, Ltd.	227,243	506,170
The Dow Chemical Company	431,663	19,165,837
The Mosaic Company	121,525	5,744,487
The Scotts Miracle-Gro Company, Class A	29,018	1,805,500
The Sherwin-Williams Company	30,638	5,622,073
Toray Industries, Inc.	366,562	2,539,177
Tredegar Corp.	7,977	229,817
Ube Industries, Ltd.	257,889	552,353
Umicore SA	28,473	1,330,394
Valspar Corp.	53,147	3,788,850
Yara International ASA	44,689	1,927,356
Zep, Inc.	7,532	136,781
Zoltek Companies, Inc. (I)	8,993	150,633
		302,603,519
Construction Materials - 0.3%
Boral, Ltd.	195,072	834,257
Cimpor-Cimentos de Portugal SA	9	33
CRH PLC	174,302	4,417,141
CRH PLC (London Exchange)	7,591	192,756
Eagle Materials, Inc.	32,919	2,548,918
Fletcher Building, Ltd.	171,018	1,198,427
Headwaters, Inc. (I)	23,729	232,307
HeidelbergCement AG	35,047	2,661,299
Holcim, Ltd. (I)	57,073	4,267,042
Imerys SA	8,629	751,136
James Hardie Industries, Ltd.	110,191	1,278,851
Lafarge SA	46,529	3,492,460
Martin Marietta Materials, Inc.	30,489	3,047,071
Taiheiyo Cement Corp.	294,279	1,131,723
Texas Industries, Inc. (I) (L)	6,965	479,053
US Concrete, Inc. (I)	4,861	110,004
Vulcan Materials Company	46,337	2,753,345
		29,395,823
Containers & Packaging - 0.3%
AEP Industries, Inc. (I)	1,510	79,773
Amcor, Ltd.	300,819	2,841,472
Aptargroup, Inc. (L)	43,384	2,941,869
Avery Dennison Corp.	33,838	1,698,329
Ball Corp.	51,769	2,674,387

The accompanying notes are an integral part of the financial statements.	168

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Containers & Packaging (continued)
Bemis Company, Inc.	36,694	$1,502,986
Berry Plastics Group, Inc. (I)	17,726	421,702
Graphic Packaging Holding Company (I)	66,854	641,798
Greif, Inc., Class A	20,000	1,048,000
MeadWestvaco Corp.	63,326	2,338,629
Myers Industries, Inc.	9,241	195,170
Orora Ltd. (I)	300,819	311,578
Owens-Illinois, Inc. (I)	58,662	2,098,926
Packaging Corp. of America	64,723	4,095,671
Rexam PLC	197,196	1,734,968
Rock-Tenn Company, Class A	47,492	4,987,135
Sealed Air Corp.	69,879	2,379,380
Silgan Holdings, Inc.	28,943	1,389,843
Sonoco Products Company	67,204	2,803,751
Toyo Seikan Kaisha, Ltd.	41,329	889,739
		37,075,106
Metals & Mining - 1.6%
A. M. Castle & Company (I)	6,056	89,447
AK Steel Holding Corp. (I) (L)	44,246	362,817
Alcoa, Inc. (L)	381,692	4,057,386
Allegheny Technologies, Inc.	37,877	1,349,558
Allied Nevada Gold Corp. (I) (L)	34,168	121,296
Alumina, Ltd. (I)	612,173	607,774
AMCOL International Corp.	9,165	311,427
Anglo American PLC	346,069	7,573,829
Antofagasta PLC	98,399	1,349,000
ArcelorMittal	249,290	4,452,854
BHP Billiton PLC	524,572	16,277,413
BHP Billiton, Ltd.	798,141	27,210,957
Boliden AB	68,739	1,053,876
Carpenter Technology Corp.	34,910	2,171,402
Century Aluminum Company (I)	16,693	174,609
Cliffs Natural Resources, Inc. (L)	53,659	1,406,402
Coeur d’Alene Mines Corp. (I)	32,841	356,325
Commercial Metals Company	114,512	2,328,029
Compass Minerals International, Inc. (L)	22,102	1,769,265
Daido Steel Company, Ltd.	68,557	341,180
Fortescue Metals Group, Ltd.	388,539	2,029,660
Freeport-McMoRan Copper & Gold, Inc.	368,595	13,910,775
Fresnillo PLC	46,938	583,624
Glencore Xstrata PLC (I)	2,636,810	13,718,147
Globe Specialty Metals, Inc. (L)	20,923	376,823
Gold Resource Corp. (L)	11,965	54,201
Haynes International, Inc.	4,089	225,876
Hecla Mining Company (L)	107,426	330,872
Hitachi Metals, Ltd.	47,164	667,337
Horsehead Holding Corp. (I)	14,400	233,424
Iluka Resources, Ltd.	105,311	816,059
JFE Holdings, Inc.	122,735	2,924,779
Kaiser Aluminum Corp. (L)	6,113	429,377
Kobe Steel, Ltd. (I)	624,117	1,069,976
Maruichi Steel Tube, Ltd.	11,461	289,498
Materion Corp.	6,720	207,312
Mitsubishi Materials Corp.	281,333	1,039,932
Molycorp, Inc. (I) (L)	48,130	270,491
Newcrest Mining, Ltd.	190,920	1,340,695
Newmont Mining Corp.	177,531	4,088,539
Nippon Steel & Sumitomo Metal Corp.	1,887,067	6,328,852
Norsk Hydro ASA	330,119	1,476,795
Nucor Corp.	113,524	6,059,911
Olympic Steel, Inc. (L)	3,246	94,069
Paramount Gold and Silver Corp. (I) (L)	50,688	47,231
Randgold Resources, Ltd.	21,774	1,369,206

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum Company	50,979	$3,866,247
Rio Tinto PLC	315,840	17,848,003
Rio Tinto, Ltd.	108,037	6,612,638
Royal Gold, Inc.	42,937	1,978,108
RTI International Metals, Inc. (I) (L)	10,037	343,366
Schnitzer Steel Industries, Inc., Class A (L)	8,472	276,780
Steel Dynamics, Inc.	146,290	2,858,507
Stillwater Mining Company (I) (L)	37,954	468,352
Sumitomo Metal Mining Company, Ltd.	130,343	1,707,921
SunCoke Energy, Inc. (I)	22,534	514,001
ThyssenKrupp AG (I)	96,297	2,348,208
U.S. Silica Holdings, Inc. (L)	6,827	232,869
United States Steel Corp. (L)	50,570	1,491,815
Universal Stainless & Alloy (I)	2,514	90,655
Voestalpine AG	28,054	1,348,115
Walter Energy, Inc. (L)	20,183	335,643
Worthington Industries, Inc.	51,807	2,180,039
Yamato Kogyo Company, Ltd.	10,186	325,762
		178,175,336
Paper & Forest Products - 0.2%
Boise Cascade Company (I)	3,981	117,360
Clearwater Paper Corp. (I)	7,161	375,953
Deltic Timber Corp.	2,976	202,189
Domtar Corp.	21,332	2,012,461
International Paper Company	157,748	7,734,384
KapStone Paper and Packaging Corp. (I)	13,076	730,425
Louisiana-Pacific Corp. (I)	137,574	2,546,495
Neenah Paper, Inc.	5,296	226,510
OJI Holdings Corp.	200,933	1,030,668
P.H. Glatfelter Company	13,838	382,482
Resolute Forest Products, Inc. (I)	22,445	359,569
Schweitzer-Mauduit International, Inc.	9,991	514,237
Stora Enso OYJ, Series R	137,167	1,378,357
UPM-Kymmene OYJ	131,637	2,232,574
Wausau Paper Corp.	16,319	206,925
		20,050,589
		567,300,373
Telecommunication Services - 3.1%
Diversified Telecommunication Services - 2.2%
8x8, Inc. (I)	23,355	237,287
American Tower Corp.	140,134	11,185,496
AT&T, Inc.	1,873,741	65,880,734
Atlantic Tele-Network, Inc.	3,053	172,708
Belgacom SA (L)	38,047	1,125,896
Bezeq The
Israeli Telecommunication Corp., Ltd. (I)	482,068	817,520
BT Group PLC	1,965,804	12,396,239
Cbeyond, Inc. (I)	9,670	66,723
CenturyLink, Inc.	210,171	6,693,946
Cincinnati Bell, Inc. (I) (L)	67,075	238,787
Cogent Communications Group, Inc.	15,208	614,555
Consolidated
Communications Holdings, Inc. (L)	12,792	251,107
Deutsche Telekom AG	719,174	12,391,494
Elisa OYJ, Class A	35,821	949,922
Fairpoint Communications, Inc. (I) (L)	7,648	86,499
Frontier Communications Corp. (L)	356,739	1,658,836
General Communication, Inc., Class A (I)	10,617	118,380
Hawaiian Telcom Holdco, Inc. (I)	3,604	105,849
HickoryTech Corp.	5,201	66,729
HKT Trust and HKT, Ltd.	546,254	541,203

The accompanying notes are an integral part of the financial statements.	169

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
IDT Corp., Class B	4,948	$88,421
Iliad SA	6,481	1,327,896
inContact, Inc. (I)	17,563	137,167
Inmarsat PLC	111,823	1,402,066
Inteliquent, Inc.	10,574	120,755
Iridium Communications, Inc. (I) (L)	21,474	134,427
Koninklijke KPN NV (I)	798,907	2,581,339
Lumos Networks Corp.	4,995	104,895
magicJack VocalTec, Ltd. (I) (L)	6,324	75,382
Nippon Telegraph & Telephone Corp.	93,259	5,022,967
Orange SA	459,962	5,710,483
ORBCOMM, Inc. (I)	12,676	80,366
PCCW, Ltd.	971,479	435,123
Portugal Telecom SGPS SA (L)	159,830	695,806
Premiere Global Services, Inc. (I)	16,038	185,880
Singapore Telecommunications, Ltd.	1,437,549	4,180,558
Singapore Telecommunications, Ltd.
(Singapore Exchange)	540,986	1,564,292
Swisscom AG	5,812	3,071,606
TDC A/S	200,046	1,941,370
Telecom Corp. of New Zealand, Ltd. (L)	458,835	870,956
Telecom Italia SpA	1,507,327	1,182,702
Telecom Italia SpA (Italian Exchange)	2,507,169	2,500,036
Telefonica Deutschland Holding AG	67,811	560,428
Telefonica SA	1,018,305	16,650,061
Telekom Austria AG	53,752	407,224
Telenor ASA	169,638	4,053,259
TeliaSonera AB	590,362	4,923,859
Telstra Corp., Ltd.	1,086,410	5,099,178
Towerstream Corp. (I) (L)	23,455	69,427
tw telecom, Inc. (I)	94,973	2,893,827
Verizon Communications, Inc.	1,017,933	50,021,228
Vivendi SA	299,620	7,903,196
Vonage Holdings Corp. (I)	48,788	162,464
Windstream Holdings, Inc. (L)	211,468	1,687,515
Ziggo NV	37,409	1,710,640
		245,156,709
Wireless Telecommunication Services - 0.9%
Crown Castle International Corp. (I)	118,781	8,722,089
KDDI Corp.	133,750	8,241,035
Leap Wireless International, Inc. (I)	17,286	300,776
Millicom International Cellular SA	16,497	1,643,856
NII Holdings, Inc. (I) (L)	55,530	152,708
NTELOS Holdings Corp.	5,141	104,002
NTT DOCOMO, Inc.	379,349	6,246,464
Shenandoah Telecommunications Company	7,906	202,947
Softbank Corp.	238,854	20,959,619
StarHub, Ltd.	146,963	500,970
Tele2 AB, B Shares (I)	79,960	908,160
Telephone & Data Systems, Inc.	65,115	1,678,665
USA Mobility, Inc.	7,814	111,584
Vodafone Group PLC	12,048,355	47,436,661
		97,209,536
		342,366,245
Utilities - 3.1%
Electric Utilities - 1.5%
ALLETE, Inc.	12,965	646,694
American Electric Power Company, Inc.	173,616	8,114,812
Cheung Kong Infrastructure Holdings, Ltd.	156,843	994,467
Chubu Electric Power Company, Inc.	160,823	2,079,091
Cleco Corp.	59,273	2,763,307

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
CLP Holdings, Ltd.	441,256	$3,490,050
Contact Energy, Ltd.	88,848	375,134
Duke Energy Corp.	250,944	17,317,645
Edison International	116,199	5,380,014
EDP - Energias de Portugal SA	499,008	1,832,902
El Paso Electric Company	13,287	466,507
Electricite de France SA	59,879	2,118,347
Enel SpA	1,634,068	7,130,084
Entergy Corp.	63,592	4,023,466
Exelon Corp.	303,510	8,313,139
FirstEnergy Corp.	149,185	4,920,121
Fortum OYJ	110,813	2,532,811
Great Plains Energy, Inc.	101,406	2,458,081
Hawaiian Electric Industries, Inc. (L)	65,658	1,711,047
Hokkaido Electric Power Company, Inc. (I)	44,443	511,435
Hokuriku Electric Power Company	40,919	555,697
Iberdrola SA	1,162,263	7,417,276
IDACORP, Inc.	49,272	2,554,260
Kyushu Electric Power Company, Inc. (I)	106,498	1,360,168
MGE Energy, Inc. (L)	6,570	380,403
NextEra Energy, Inc.	153,284	13,124,176
Northeast Utilities	112,282	4,759,634
NRG Yield, Inc.	7,332	293,353
OGE Energy Corp.	130,836	4,435,340
Otter Tail Corp. (L)	9,603	281,080
Pepco Holdings, Inc.	88,600	1,694,918
Pinnacle West Capital Corp.	39,236	2,076,369
PNM Resources, Inc.	77,846	1,877,646
Portland General Electric Company (L)	23,983	724,287
Power Assets Holdings, Ltd.	345,887	2,755,653
PPL Corp.	223,378	6,721,444
Red Electrica Corp. SA (L)	27,000	1,802,511
Shikoku Electric Power Company, Inc. (I)	45,225	678,213
SP AusNet	407,893	454,218
SSE PLC	239,148	5,434,446
Terna Rete Elettrica Nazionale SpA	375,846	1,877,004
The Chugoku Electric Power Company, Inc.	74,367	1,157,916
The Empire District Electric Company	14,283	324,081
The Kansai Electric Power Company, Ltd. (I)	175,739	2,022,637
The Southern Company	313,686	12,895,631
Tohoku Electric Power Company, Inc. (I)	112,979	1,272,729
Tokyo Electric Power Company, Inc. (I)	360,836	1,777,869
UIL Holdings Corp.	18,228	706,335
Unitil Corp.	5,587	170,348
UNS Energy Corp.	13,364	799,835
Westar Energy, Inc.	83,814	2,696,296
Xcel Energy, Inc.	177,476	4,958,679
		167,219,606
Gas Utilities - 0.3%
AGL Resources, Inc.	42,294	1,997,546
APA Group, Ltd.	208,590	1,119,538
Atmos Energy Corp.	59,923	2,721,703
Chesapeake Utilities Corp.	3,363	201,847
Enagas SA	47,671	1,245,253
Gas Natural SDG SA	87,356	2,248,482
Hong Kong & China Gas Company, Ltd.	1,431,576	3,294,271
National Fuel Gas Company	55,160	3,938,424
New Jersey Resources Corp.	13,391	619,200
Northwest Natural Gas Company (L)	8,970	384,095
Osaka Gas Company, Ltd.	468,488	1,840,044
Piedmont Natural Gas Company, Inc. (L)	24,079	798,460
Questar Corp.	115,435	2,653,851
Snam SpA	506,002	2,828,223

The accompanying notes are an integral part of the financial statements.	170

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Gas Utilities (continued)
South Jersey Industries, Inc.	10,351	$579,242
Southwest Gas Corp.	14,821	828,642
The Laclede Group, Inc.	10,507	478,489
Toho Gas Company, Ltd.	104,924	510,757
Tokyo Gas Company, Ltd.	593,269	2,924,047
UGI Corp.	75,201	3,117,833
WGL Holdings, Inc.	50,643	2,028,759
		36,358,706
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	233,646	3,390,203
Atlantic Power Corp. (L)	39,612	137,850
Dynegy, Inc. (I) (L)	32,275	694,558
EDP Renovaveis SA	48	255
Electric Power Development Company, Ltd.	29,406	857,384
Enel Green Power SpA	437,940	1,101,779
Genie Energy, Ltd., B Shares (I)	5,087	51,938
NRG Energy, Inc.	115,205	3,308,688
Ormat Technologies, Inc.	5,933	161,437
		9,704,092
Multi-Utilities - 1.1%
A2A SpA	39	46
AGL Energy, Ltd.	138,315	1,859,335
Alliant Energy Corp.	73,147	3,774,385
Ameren Corp.	86,563	3,130,118
Avista Corp.	19,509	549,959
Black Hills Corp.	43,557	2,287,178
CenterPoint Energy, Inc.	152,890	3,543,990
Centrica PLC	1,278,030	7,369,916
CMS Energy Corp.	94,817	2,538,251
Consolidated Edison, Inc.	104,453	5,774,162
Dominion Resources, Inc.	206,506	13,358,873
DTE Energy Company	62,391	4,142,138
E.ON SE	447,227	8,268,285
GDF Suez	329,593	7,751,834
Integrys Energy Group, Inc.	28,412	1,545,897
MDU Resources Group, Inc.	124,453	3,802,039
National Grid PLC	926,502	12,117,915
NiSource, Inc.	111,478	3,665,397
NorthWestern Corp.	12,210	528,937
PG&E Corp.	160,234	6,454,226
Public Service Enterprise Group, Inc.	178,679	5,724,875
RWE AG	121,378	4,447,167
SCANA Corp.	49,928	2,343,121
Sempra Energy	81,010	7,271,458
Suez Environnement Company	70,055	1,256,301
TECO Energy, Inc. (L)	72,923	1,257,193
Vectren Corp.	54,350	1,929,425
Veolia Environnement SA	88,245	1,441,251
Wisconsin Energy Corp.	79,809	3,299,304
		121,432,976
Water Utilities - 0.1%
American States Water Company	12,336	354,413
Aqua America, Inc. (L)	116,500	2,748,235
California Water Service Group	15,380	354,817
Connecticut Water Service, Inc.	4,467	158,623
Consolidated Water Company, Ltd.	5,703	80,412
Middlesex Water Company	5,077	106,312
Pure Cycle Corp. (I)	6,615	41,873
Severn Trent PLC	59,600	1,685,065
SJW Corp.	5,613	167,211
United Utilities Group PLC	170,209	1,895,030

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Water Utilities (continued)
York Water Company	4,674	$97,827
		7,689,818
		342,405,198
TOTAL COMMON STOCKS (Cost $8,515,248,954)		$10,690,635,685

PREFERRED SECURITIES - 0.2%
Consumer Discretionary - 0.1%
Bayerische Motoren Werke AG	13,535	1,157,412
Porsche Automobil Holding SE	38,203	3,988,066
Volkswagen AG	35,907	10,104,897
		15,250,375
Consumer Staples - 0.1%
Henkel AG & Company KGaA, 0.800%	44,447	5,166,273
TOTAL PREFERRED SECURITIES (Cost $13,863,564)		$20,416,648

INVESTMENT COMPANIES - 0.1%
Firsthand Technology Value Fund, Inc.	3,331	77,179
iShares MSCI EAFE Index Fund	146,961	9,855,205
TOTAL INVESTMENT COMPANIES (Cost $8,509,183)		$9,932,384

RIGHTS - 0.0%
Cubist Pharmaceuticals, Inc. (Expiration
Date: 12/31/2016) (I) (N)	13,420	18,117
Exco Resources, Inc. (Expiration Date:
01/09/2014; Strike Price: $5.00) (I) (L)	43,771	7,003
Groupe Fnac (I) (N)	13,898	48,372
Repsol SA (Expiration Date: 01/09/2014;
Strike Price: EUR 0.447) (I)	210,081	143,348
TOTAL RIGHTS (Cost $213,494)		$216,840

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (Expiration
Date: 04/15/2016) (I) (N)	4,622	6,708
Tejon Ranch Company (Expiration Date:
08/31/2016; Strike Price: $40.00) (I)	553	2,959
TOTAL WARRANTS (Cost $3,059)		$9,667

SECURITIES LENDING COLLATERAL - 2.7%
John Hancock Collateral
Investment Trust, 0.1556% (W) (Y)	30,030,619	300,525,415
TOTAL SECURITIES LENDING
COLLATERAL (Cost $300,520,981)		$300,525,415

SHORT-TERM INVESTMENTS - 3.5%
Repurchase Agreement - 3.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2013 at 0.000% to be
repurchased at $388,597,000 on 01/02/2014,
collateralized by $435,275,000
U.S. Treasury Bonds, 2.750 - 4.625% due
02/15/2040 - 11/15/2042 (valued at
$396,378,681, including interest)	$388,597,000	$388,597,000
TOTAL SHORT-TERM INVESTMENTS (Cost $388,597,000)		$388,597,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $9,226,956,235) - 102.2%		$11,410,333,639
Other assets and liabilities, net - (2.2%)		(248,140,660)
TOTAL NET ASSETS - 100.0%		$11,162,192,979

The accompanying notes are an integral part of the financial statements.	171

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.5%
Consumer Discretionary - 13.3%
Auto Components - 0.5%
Allison Transmission Holdings, Inc.	4,234	$116,901
American Axle &
Manufacturing Holdings, Inc. (I)	1,888	38,610
Autoliv, Inc. (L)	2,279	209,212
BorgWarner, Inc.	5,428	303,479
Cooper Tire & Rubber Company	1,494	35,916
Dana Holding Corp.	3,498	68,631
Dorman Products, Inc. (I)	912	51,136
Drew Industries, Inc.	570	29,184
Exide Technologies (I)	2,107	506
Federal-Mogul Corp. (I)	3,688	72,580
Fuel Systems Solutions, Inc. (I)	460	6,380
Gentex Corp.	3,389	111,803
Gentherm, Inc. (I)	952	25,523
Icahn Enterprises LP	2,666	291,687
Johnson Controls, Inc.	16,266	834,446
Lear Corp.	1,908	154,491
Motorcar Parts of America, Inc. (I)	567	10,943
Shiloh Industries, Inc. (I)	550	10,725
Spartan Motors, Inc.	1,631	10,928
Standard Motor Products, Inc.	572	21,050
Stoneridge, Inc. (I)	901	11,488
Strattec Security Corp.	197	8,800
Superior Industries International, Inc.	865	17,845
Tenneco, Inc. (I)	1,435	81,178
The Goodyear Tire & Rubber Company	5,874	140,095
Tower International, Inc. (I)	623	13,332
TRW Automotive Holdings Corp. (I)	2,797	208,069
UQM Technologies, Inc. (I)	2,453	5,249
Visteon Corp. (I)	1,239	101,462
		2,991,649
Automobiles - 0.7%
Ford Motor Company	93,493	1,442,597
General Motors Company (I)	32,830	1,341,724
Harley-Davidson, Inc.	5,312	367,803
Tesla Motors, Inc. (I)(L)	2,890	434,598
Thor Industries, Inc.	1,235	68,209
Winnebago Industries, Inc. (I)	747	20,505
		3,675,436
Distributors - 0.1%
Educational Development Corp.	1,013	3,110
Genuine Parts Company (L)	3,663	304,725
LKQ Corp. (I)	7,110	233,919
Pool Corp.	1,169	67,966
VOXX International Corp. (I)	862	14,395
Weyco Group, Inc.	372	10,948
		635,063
Diversified Consumer Services - 0.2%
American Public Education, Inc. (I)	453	19,692
Apollo Education Group, Inc. (I)	2,593	70,841
Ascent Capital Group, Inc., Class A (I)	363	31,058
Bridgepoint Education, Inc. (I)	1,425	25,237
Bright Horizons Family Solutions, Inc. (I)	1,463	53,751
Capella Education Company	323	21,460
Career Education Corp. (I)	1,814	10,340
Collectors Universe, Inc.	520	8,918
Corinthian Colleges, Inc. (I)	2,076	3,695
DeVry Education Group, Inc.	1,447	51,369
Education Management Corp. (I)(L)	3,020	30,472
Graham Holdings Co., Class B	172	114,091

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Consumer Services (continued)
Grand Canyon Education, Inc. (I)	1,133	$49,399
H&R Block, Inc.	6,513	189,138
Hillenbrand, Inc.	1,580	46,484
ITT Educational Services, Inc. (I)(L)	608	20,417
K12, Inc. (I)	1,084	23,577
Learning Tree International, Inc. (I)	519	1,624
LifeLock, Inc. (I)	2,000	32,820
Lincoln Educational Services Corp.	678	3,376
Matthews International Corp., Class A	755	32,171
Regis Corp.	1,321	19,168
Service Corp. International	5,207	94,403
Sotheby’s	1,604	85,333
Steiner Leisure, Ltd. (I)	379	18,643
Strayer Education, Inc. (I)	266	9,169
Universal Technical Institute, Inc.	601	8,360
Weight Watchers International, Inc. (L)	1,290	42,480
		1,117,486
Hotels, Restaurants & Leisure - 2.2%
AFC Enterprises, Inc. (I)	656	25,256
Ambassadors Group, Inc.	714	3,320
Bally Technologies, Inc. (I)(L)	954	74,841
BJ’s Restaurants, Inc. (I)	673	20,903
Bloomin’ Brands, Inc. (I)	2,978	71,502
Boyd Gaming Corp. (I)	2,796	31,483
Bravo Brio Restaurant Group, Inc. (I)	563	9,160
Brinker International, Inc.	1,629	75,488
Buffalo Wild Wings, Inc. (I)	478	70,362
Burger King Worldwide, Inc.	8,261	188,846
Caesars Entertainment Corp. (I)	2,966	63,888
Carnival Corp.	14,093	566,116
Carrols Restaurant Group, Inc. (I)	1,012	6,689
CEC Entertainment, Inc.	525	23,247
Cedar Fair LP	1,413	70,057
Chipotle Mexican Grill, Inc. (I)	735	391,593
Choice Hotels International, Inc. (L)	1,424	69,933
Churchill Downs, Inc.	455	40,791
Chuy’s Holdings, Inc. (I)	526	18,947
Clubcorp Holdings, Inc.	1,666	29,555
Cracker Barrel Old Country Store, Inc.	600	66,042
Darden Restaurants, Inc.	3,087	167,840
Del Frisco’s Restaurant Group, Inc. (I)	746	17,583
Diamond Resorts International, Inc. (I)	1,862	34,373
DineEquity, Inc.	453	37,848
Domino’s Pizza, Inc.	1,357	94,515
Dover Downs Gaming
& Entertainment, Inc. (I)	2,511	3,716
Dunkin’ Brands Group, Inc.	2,520	121,464
Einstein Noah Restaurant Group, Inc.	822	11,919
Famous Dave’s of America, Inc. (I)	354	6,478
Fiesta Restaurant Group, Inc. (I)	623	32,546
Frisch’s Restaurants, Inc.	300	7,689
Hyatt Hotels Corp., Class A (I)	3,677	181,864
Ignite Restaurant Group, Inc. (I)(L)	1,066	13,325
International Game Technology	6,105	110,867
International Speedway Corp., Class A	1,141	40,494
Interval Leisure Group, Inc.	1,455	44,960
Isle of Capri Casinos, Inc. (I)	996	8,964
Jack in the Box, Inc. (I)	1,138	56,923
Jamba, Inc. (I)	541	6,725
Krispy Kreme Doughnuts, Inc. (I)(L)	1,678	32,369
Las Vegas Sands Corp.	19,587	1,544,827
Life Time Fitness, Inc. (I)	1,011	47,517
Luby’s, Inc. (I)	958	7,396

The accompanying notes are an integral part of the financial statements.	172

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Marcus Corp.	1,040	$13,978
Marriott International, Inc., Class A	7,170	353,911
Marriott Vacations Worldwide Corp. (I)	845	44,582
McDonald’s Corp.	23,682	2,297,864
MGM Resorts International (I)	11,529	271,162
Morgans Hotel Group Company (I)	1,054	8,569
MTR Gaming Group, Inc. (I)	755	3,896
Multimedia Games Holding Company, Inc. (I)	748	23,457
Nathan’s Famous, Inc. (I)	239	12,048
Noodles & Company (I)	785	28,197
Norwegian Cruise Line Holdings, Ltd. (I)	4,863	172,491
Panera Bread Company, Class A (I)	709	125,273
Papa John’s International, Inc.	1,112	50,485
Penn National Gaming, Inc. (I)	1,750	25,078
Pinnacle Entertainment, Inc. (I)	1,364	35,450
Red Robin Gourmet Burgers, Inc. (I)	383	28,166
Rick’s Cabaret International, Inc. (I)	508	5,883
Royal Caribbean Cruises, Ltd.	5,278	250,283
Ruby Tuesday, Inc. (I)	1,530	10,603
Ruth’s Hospitality Group, Inc.	1,218	17,308
Scientific Games Corp., Class A (I)	2,110	35,722
SeaWorld Entertainment, Inc.	2,292	65,941
Six Flags Entertainment Corp.	2,270	83,581
Starbucks Corp.	17,863	1,400,281
Starwood Hotels & Resorts Worldwide, Inc.	4,638	368,489
Texas Roadhouse, Inc.	1,780	49,484
The Cheesecake Factory, Inc.	1,368	66,033
The Wendy’s Company	9,313	81,209
Town Sports International Holdings, Inc.	871	12,856
Vail Resorts, Inc.	847	63,720
Wyndham Worldwide Corp.	3,165	233,229
Wynn Resorts, Ltd.	2,405	467,075
Yum! Brands, Inc.	10,624	803,281
		12,059,806
Household Durables - 0.5%
Bassett Furniture Industries, Inc.	559	8,542
Beazer Homes USA, Inc. (I)	590	14,408
Blyth, Inc. (L)	424	4,613
Cavco Industries, Inc. (I)	228	15,664
CSS Industries, Inc.	310	8,891
D.R. Horton, Inc. (L)	7,767	173,359
Emerson Radio Corp. (I)	2,804	5,328
Ethan Allen Interiors, Inc. (L)	771	23,454
Furniture Brands International, Inc. (I)	263	21
Harman International Industries, Inc.	1,598	130,796
Helen of Troy, Ltd. (I)	851	42,133
Hovnanian Enterprises, Inc., Class A (I)(L)	3,216	21,290
iRobot Corp. (I)(L)	671	23,331
Jarden Corp. (I)	3,017	185,093
KB Home (L)	2,395	43,781
Kid Brands, Inc. (I)	1,087	1,109
La-Z-Boy, Inc.	1,265	39,215
Leggett & Platt, Inc.	3,381	104,608
Lennar Corp., Class A	4,628	183,084
Libbey, Inc. (I)	573	12,033
M/I Homes, Inc. (I)	794	20,207
MDC Holdings, Inc.	1,172	37,785
Meritage Homes Corp. (I)	836	40,120
Mohawk Industries, Inc. (I)	1,719	255,959
NACCO Industries, Inc., Class A	208	12,936
Newell Rubbermaid, Inc.	6,880	222,981
NVR, Inc. (I)	111	113,887
P&F Industries, Inc., Class A (I)	769	5,537

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
PulteGroup, Inc.	9,330	$190,052
Skullcandy, Inc. (I)	724	5,220
Skyline Corp. (I)	1,528	7,869
Standard Pacific Corp. (I)	6,946	62,861
Stanley Furniture Company, Inc. (I)	1,803	6,924
Taylor Morrison Home Corp., Class A (I)	3,050	68,473
Tempur Sealy International, Inc. (I)	1,438	77,594
The Ryland Group, Inc. (L)	1,096	47,577
Toll Brothers, Inc. (I)	4,048	149,776
TRI Pointe Homes, Inc. (I)	986	19,651
Tupperware Brands Corp.	1,244	117,595
Universal Electronics, Inc. (I)	417	15,892
Whirlpool Corp.	1,879	294,740
William Lyon Homes, Class A (I)	882	19,527
		2,833,916
Internet & Catalog Retail - 1.4%
1-800-Flowers.com, Inc., Class A (I)	2,046	11,069
Amazon.com, Inc. (I)	10,842	4,323,681
Blue Nile, Inc. (I)	298	14,033
CafePress, Inc. (I)	462	2,924
Expedia, Inc.	3,249	226,325
Gaiam, Inc., Class A (I)	955	6,322
Groupon, Inc. (I)	15,547	182,988
HomeAway, Inc. (I)	2,080	85,030
HSN, Inc.	1,254	78,124
Liberty Interactive Corp., Series A (I)	13,494	396,049
Liberty Ventures, Series A (I)	774	94,885
Netflix, Inc. (I)	1,398	514,702
Nutrisystem, Inc.	805	13,234
Orbitz Worldwide, Inc. (I)	2,566	18,424
Overstock.com, Inc. (I)(L)	704	21,676
priceline.com, Inc. (I)	1,223	1,421,615
RetailMeNot, Inc. (I)	1,273	36,650
Shutterfly, Inc. (I)(L)	874	44,513
TripAdvisor, Inc. (I)	3,127	259,009
US Auto Parts Network, Inc. (I)	1,067	2,646
ValueVision Media, Inc., Class A (I)	1,151	8,045
Vitacost.com, Inc. (I)	888	5,142
		7,767,086
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc.	418	23,818
Black Diamond, Inc. (I)(L)	814	10,851
Brunswick Corp.	2,230	102,714
Callaway Golf Company	2,390	20,148
Hasbro, Inc.	3,067	168,716
LeapFrog Enterprises, Inc. (I)(L)	1,585	12,585
Marine Products Corp. (L)	1,228	12,341
Mattel, Inc.	8,154	387,967
Nautilus, Inc. (I)	985	8,304
Polaris Industries, Inc.	1,640	238,850
Smith & Wesson Holding Corp. (I)(L)	1,795	24,215
Sturm Ruger & Company, Inc. (L)	479	35,010
		1,045,519
Media - 3.8%
AH Belo Corp., Class A	745	5,565
AMC Networks, Inc., Class A (I)	1,778	121,100
Ballantyne Strong, Inc. (I)	629	2,912
Cablevision Systems Corp., Class A	6,998	125,474
Carmike Cinemas, Inc. (I)	672	18,708
CBS Corp., Class B	14,417	918,940
Charter Communications, Inc., Class A (I)	2,423	331,369

The accompanying notes are an integral part of the financial statements.	173

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Media (continued)
Cinemark Holdings, Inc.	2,760	$91,991
Clear Channel Outdoor Holdings, Inc., Class A	8,558	86,778
Comcast Corp., Class A	62,395	3,242,356
Crown Media Holdings, Inc., Class A (I)	6,814	24,053
Cumulus Media, Inc., Class A (I)(L)	4,591	35,488
Digital Generation, Inc. (I)	594	7,574
DIRECTV (I)	13,077	903,490
Discovery Communications, Inc., Class A (I)	5,789	523,441
DISH Network Corp., Class A (I)	10,904	631,560
DreamWorks Animation
SKG, Inc., Class A (I)	2,049	72,740
Entercom
Communications Corp., Class A (I)(L)	1,104	11,603
Entravision Communications Corp., Class A	2,795	17,022
Gannett Company, Inc.	5,540	163,873
Gray Television, Inc. (I)	1,733	25,787
Harte-Hanks, Inc.	2,038	15,937
John Wiley & Sons, Inc., Class A (L)	1,356	74,851
Lamar Advertising Company, Class A (I)	2,209	115,420
Liberty Global PLC, Class A (I)	9,058	806,071
Liberty Media Corp., Series A (I)	2,628	384,871
Lions Gate Entertainment Corp.	3,487	110,398
Live Nation Entertainment, Inc. (I)	4,633	91,548
Loral Space & Communications, Inc. (I)	552	44,701
Meredith Corp.	1,111	57,550
Morningstar, Inc.	1,144	89,335
National CineMedia, Inc.	1,475	29,441
News Corp., Class A (I)	13,885	250,208
Nexstar Broadcasting Group, Inc., Class A	731	40,739
Ntn Buzztime, Inc. (I)	6,691	4,215
Omnicom Group, Inc.	6,175	459,235
ReachLocal, Inc. (I)	903	11,477
Regal Entertainment Group, Class A (L)	3,768	73,288
Saga Communications, Inc., Class A	236	11,871
Salem Communications Corp., Class A	1,172	10,196
Scholastic Corp. (L)	891	30,303
Scripps Networks Interactive, Inc., Class A	3,449	298,028
Sinclair Broadcast Group, Inc., Class A	2,413	86,216
Sirius XM Holdings, Inc. (I)	148,791	519,281
Starz - Liberty Capital (I)	2,931	85,702
The EW Scripps Company, Class A (I)	1,602	34,795
The Interpublic Group of Companies, Inc.	9,986	176,752
The Madison Square Garden, Inc., Class A (I)	1,857	106,926
The McClatchy Company, Class A (I)	2,673	9,088
The New York Times Company, Class A	3,548	56,307
The Walt Disney Company	42,451	3,243,256
Thomson Reuters Corp.	19,581	740,553
Time Warner Cable, Inc.	6,801	921,536
Time Warner, Inc.	21,847	1,523,173
Twenty-First Century Fox, Inc., Class A	54,936	1,932,648
Valassis Communications, Inc. (L)	989	33,873
Value Line, Inc.	890	10,333
Viacom, Inc., Class B	11,318	988,514
		20,840,460
Multiline Retail - 0.6%
Big Lots, Inc. (I)	1,333	43,043
Burlington Stores Inc (I)	1,886	60,352
Dillard’s, Inc., Class A	1,068	103,820
Dollar General Corp. (I)	7,694	464,102
Dollar Tree, Inc. (I)	5,307	299,421
Family Dollar Stores, Inc.	2,697	175,224
Gordmans Stores, Inc.	629	4,824
J.C. Penney Company, Inc. (I)(L)	7,487	68,506

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multiline Retail (continued)
Kohl’s Corp.	5,117	$290,390
Macy’s, Inc.	8,913	475,954
Nordstrom, Inc.	4,601	284,342
Sears Canada, Inc.	1,086	13,456
Sears Holdings Corp. (I)(L)	2,576	126,327
Target Corp.	14,939	945,191
The Bon-Ton Stores, Inc.	475	7,733
Tuesday Morning Corp. (I)	1,310	20,908
		3,383,593
Specialty Retail - 2.3%
Aaron’s, Inc.	1,760	51,744
Abercrombie & Fitch Company, Class A (L)	1,885	62,035
Advance Auto Parts, Inc.	1,706	188,820
Aeropostale, Inc. (I)(L)	1,988	18,071
America’s Car-Mart, Inc. (I)	311	13,134
American Eagle Outfitters, Inc.	4,630	66,672
ANN, Inc. (I)	1,174	42,921
Asbury Automotive Group, Inc. (I)	788	42,347
Ascena Retail Group, Inc. (I)	3,897	82,461
AutoNation, Inc. (I)	2,781	138,188
AutoZone, Inc. (I)	845	403,859
Barnes & Noble, Inc. (I)(L)	1,472	22,006
bebe stores, Inc.	2,882	15,332
Bed Bath & Beyond, Inc. (I)	5,139	412,662
Best Buy Company, Inc.	8,097	322,908
Big 5 Sporting Goods Corp.	708	14,033
Brown Shoe Company, Inc.	1,051	29,575
Build-A-Bear Workshop, Inc. (I)	637	4,809
Cabela’s, Inc. (I)	1,645	109,656
CarMax, Inc. (I)	5,331	250,664
Chico’s FAS, Inc.	3,855	72,628
Christopher & Banks Corp. (I)	1,641	14,014
Citi Trends, Inc. (I)	426	7,242
Coldwater Creek, Inc. (I)	728	543
Conn’s, Inc. (I)	865	68,153
Dick’s Sporting Goods, Inc.	2,969	172,499
DSW, Inc., Class A	2,180	93,151
Express, Inc. (I)	2,124	39,655
Five Below, Inc. (I)	1,344	58,061
Foot Locker, Inc.	3,637	150,717
Francesca’s Holdings Corp. (I)(L)	1,068	19,662
GameStop Corp., Class A	2,835	139,652
Genesco, Inc. (I)	586	42,813
GNC Holdings, Inc., Class A	2,254	131,746
Group 1 Automotive, Inc.	591	41,973
Guess?, Inc.	2,072	64,377
Haverty Furniture Companies, Inc.	645	20,189
hhgregg, Inc. (I)(L)	733	10,240
Hibbett Sports, Inc. (I)(L)	640	43,014
Jos A. Bank Clothiers, Inc. (I)	653	35,739
Kirkland’s, Inc. (I)	488	11,551
L Brands, Inc.	6,663	412,107
Lithia Motors, Inc., Class A	616	42,763
Lowe’s Companies, Inc.	24,976	1,237,561
Lumber Liquidators Holdings, Inc. (I)	689	70,891
MarineMax, Inc. (I)	667	10,725
Mattress Firm Holding Corp. (I)	808	34,776
Monro Muffler Brake, Inc.	719	40,523
Murphy USA, Inc. (I)	1,119	46,506
New York & Company, Inc. (I)	1,751	7,652
O’Reilly Automotive, Inc. (I)	2,553	328,597
Office Depot, Inc. (I)	12,166	64,358
OSH 1 Liquidating Corp. (I)	114	22

The accompanying notes are an integral part of the financial statements.	174

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Outerwall, Inc. (I)(L)	657	$44,196
Pacific Sunwear of California, Inc. (I)	2,141	7,151
Penske Automotive Group, Inc.	2,065	97,385
PetSmart, Inc.	2,486	180,857
Pier 1 Imports, Inc.	2,566	59,223
RadioShack Corp. (I)(L)	2,580	6,708
Rent-A-Center, Inc. (L)	1,268	42,275
Restoration Hardware Holdings, Inc. (I)	923	62,118
Ross Stores, Inc.	5,219	391,060
Sally Beauty Holdings, Inc. (I)	3,922	118,562
Sears Hometown and Outlet Stores, Inc. (I)	553	14,102
Select Comfort Corp. (I)	1,360	28,682
Shoe Carnival, Inc.	708	20,539
Signet Jewelers, Ltd.	1,867	146,933
Sonic Automotive, Inc., Class A	1,330	32,558
Stage Stores, Inc. (L)	827	18,376
Staples, Inc.	15,494	246,200
Stein Mart, Inc.	1,168	15,710
Systemax, Inc. (I)	1,275	14,344
The Buckle, Inc. (L)	1,131	59,445
The Cato Corp., Class A	724	23,023
The Children’s Place Retail Stores, Inc. (I)	580	33,043
The Container Store Group, Inc. (I)(L)	1,158	53,974
The Gap, Inc.	11,149	435,703
The Home Depot, Inc.	33,968	2,796,925
The Men’s Wearhouse, Inc.	1,225	62,573
The Pep Boys - Manny, Moe & Jack (I)	1,341	16,280
The Wet Seal, Inc., Class A (I)	2,075	5,665
Tiffany & Company	3,043	282,330
Tilly’s, Inc., Class A (I)	677	7,752
TJX Companies, Inc.	16,984	1,082,390
Tractor Supply Company	3,256	252,600
TravelCenters of America, LLC (I)	761	7,412
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,522	146,903
Urban Outfitters, Inc. (I)	3,558	132,002
Vitamin Shoppe, Inc. (I)	703	36,563
West Marine, Inc. (I)	659	9,378
Williams-Sonoma, Inc.	2,357	137,366
Zale Corp. (I)	772	12,174
Zumiez, Inc. (I)	769	19,994
		12,986,471
Textiles, Apparel & Luxury Goods - 0.8%
Carter’s, Inc.	1,370	98,352
Charles & Colvard, Ltd. (I)	983	4,964
Coach, Inc.	6,724	377,418
Columbia Sportswear Company (L)	791	62,291
Crocs, Inc. (I)	2,044	32,540
Culp, Inc.	414	8,466
Deckers Outdoor Corp. (I)	863	72,889
Fifth & Pacific Companies, Inc. (I)	2,991	95,921
Fossil Group, Inc. (I)	1,346	161,439
G-III Apparel Group, Ltd. (I)	510	37,633
Hanesbrands, Inc.	2,352	165,275
Iconix Brand Group, Inc. (I)	1,282	50,895
Movado Group, Inc.	660	29,047
NIKE, Inc., Class B	21,120	1,660,877
Oxford Industries, Inc. (L)	405	32,671
Perry Ellis International, Inc. (I)	451	7,121
PVH Corp.	1,924	261,702
Quiksilver, Inc. (I)	4,192	36,764
Ralph Lauren Corp.	2,143	378,390
RG Barry Corp.	417	8,048
Rocky Brands, Inc.	382	5,566

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Skechers U.S.A., Inc., Class A (I)	1,206	$39,955
Steven Madden, Ltd. (I)	1,684	61,618
Superior Uniform Group, Inc.	439	6,796
The Jones Group, Inc.	1,753	26,225
Tumi Holdings, Inc. (I)	1,612	36,351
Under Armour, Inc., Class A (I)	2,518	219,821
Vera Bradley, Inc. (I)(L)	970	23,319
VF Corp.	10,368	646,341
Wolverine World Wide, Inc. (L)	2,360	80,146
		4,728,841
		74,065,326
Consumer Staples - 8.7%
Beverages - 1.7%
Beam, Inc.	3,840	261,350
Brown-Forman Corp., Class B	4,899	370,217
Coca-Cola Bottling Company Consolidated	249	18,224
Coca-Cola Enterprises, Inc.	6,333	279,475
Constellation Brands, Inc., Class A (I)	4,502	316,851
Crimson Wine Group, Ltd. (I)	1,301	11,501
Dr. Pepper Snapple Group, Inc.	4,825	235,074
MGP Ingredients, Inc.	667	3,462
Molson Coors Brewing Company, Class B	3,871	217,357
Monster Beverage Corp. (I)	3,988	270,267
PepsiCo, Inc.	36,583	3,034,194
Primo Water Corp. (I)	1,119	2,943
The Boston Beer Company, Inc., Class A (I)	305	73,746
The Coca-Cola Company	105,238	4,347,382
		9,442,043
Food & Staples Retailing - 2.4%
Casey’s General Stores, Inc.	899	63,155
Costco Wholesale Corp.	10,340	1,230,563
CVS Caremark Corp.	29,132	2,084,977
Fairway Group Holdings Corp. (I)(L)	1,029	18,645
Harris Teeter Supermarkets, Inc.	1,170	57,740
Natural Grocers by
Vitamin Cottage, Inc. (I)(L)	638	27,083
Pricesmart, Inc. (L)	723	83,535
Rite Aid Corp. (I)	21,573	109,159
Roundy’s, Inc.	1,700	16,762
Safeway, Inc.	5,756	187,473
Sprouts Farmers Market, Inc. (I)	3,470	133,352
SUPERVALU, Inc. (I)	6,097	44,447
Susser Holdings Corp. (I)	522	34,186
Sysco Corp.	14,065	507,747
The Andersons, Inc.	475	42,356
The Chefs’ Warehouse, Inc. (I)	749	21,841
The Fresh Market, Inc. (I)	1,153	46,697
The Kroger Company	12,272	485,112
The Pantry, Inc. (I)	626	10,504
United Natural Foods, Inc. (I)	1,228	92,579
Village Super Market, Inc., Class A	492	15,257
Wal-Mart Stores, Inc.	77,222	6,076,599
Walgreen Company	22,413	1,287,403
Weis Markets, Inc.	672	35,320
Whole Foods Market, Inc.	8,894	514,340
		13,226,832
Food Products - 1.7%
Alico, Inc.	249	9,679
Annie’s, Inc. (I)(L)	479	20,616
Archer-Daniels-Midland Company	15,644	678,950
B&G Foods, Inc.	1,268	42,998

The accompanying notes are an integral part of the financial statements.	175

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food Products (continued)
Boulder Brands, Inc. (I)(L)	1,484	$23,536
Bunge, Ltd.	3,462	284,265
Cal-Maine Foods, Inc.	631	38,005
Campbell Soup Company (L)	7,460	322,869
Chiquita Brands International, Inc. (I)	1,173	13,724
ConAgra Foods, Inc.	9,989	336,629
Darling International, Inc. (I)	2,850	59,508
DE Master Blenders 1753 NV (I)	13,981	240,421
Dean Foods Company (I)	2,386	41,015
Diamond Foods, Inc. (I)(L)	559	14,445
Farmer Brothers Company (I)	451	10,490
Flowers Foods, Inc.	4,909	105,396
Fresh Del Monte Produce, Inc.	1,412	39,960
General Mills, Inc.	15,190	758,133
Green Mountain Coffee Roasters, Inc. (I)(L)	3,547	268,082
Hillshire Brands Company	2,952	98,715
Hormel Foods Corp.	6,255	282,538
Ingredion, Inc.	1,762	120,627
Inventure Foods, Inc. (I)	894	11,854
J&J Snack Foods Corp.	475	42,080
John B. Sanfilippo & Son, Inc.	540	13,327
Kellogg Company	8,575	523,675
Kraft Foods Group, Inc.	14,026	756,282
Lancaster Colony Corp.	662	58,355
Lifeway Foods, Inc. (L)	675	10,787
Limoneira Company	516	13,720
McCormick & Company, Inc.	3,098	213,514
Mead Johnson Nutrition Company	4,808	402,718
Mondelez International, Inc., Class A	42,362	1,495,379
Omega Protein Corp. (I)	623	7,657
Pilgrim’s Pride Corp. (I)	6,123	99,499
Pinnacle Foods, Inc.	2,625	72,083
Post Holdings, Inc. (I)	755	37,199
Rocky Mountain Chocolate Factory, Inc.	577	6,699
Sanderson Farms, Inc.	556	40,215
Seaboard Corp.	28	78,259
Snyders-Lance, Inc.	1,674	48,077
The Hain Celestial Group, Inc. (I)(L)	1,144	103,852
The Hershey Company	5,276	512,985
The J.M. Smucker Company	2,511	260,190
Tootsie Roll Industries, Inc. (L)	1,537	50,014
TreeHouse Foods, Inc. (I)	857	59,064
Tyson Foods, Inc., Class A	8,331	278,755
WhiteWave Foods Company, Class A (I)	4,945	113,438
		9,120,278
Household Products - 1.5%
Central Garden & Pet Company, Class A (I)	1,353	9,133
Church & Dwight Company, Inc.	3,258	215,940
Colgate-Palmolive Company	21,942	1,430,838
Energizer Holdings, Inc.	1,475	159,654
Harbinger Group, Inc. (I)	3,397	40,254
Kimberly-Clark Corp.	9,052	945,572
Ocean Bio-chem, Inc. (I)	2,156	5,347
Oil-Dri Corp. of America	272	10,292
Orchids Paper Products Company	291	9,556
The Clorox Company	3,075	285,237
The Procter & Gamble Company	64,911	5,284,405
WD-40 Company	367	27,408
		8,423,636
Personal Products - 0.3%
Avon Products, Inc.	10,413	179,312
Coty, Inc., Class A	9,109	138,912

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
Elizabeth Arden, Inc. (I)	729	$25,843
Herbalife, Ltd. (L)	2,494	196,278
Inter Parfums, Inc.	827	29,615
Mannatech, Inc. (I)	243	4,121
Medifast, Inc. (I)	495	12,934
Natural Alternatives International, Inc. (I)	1,008	5,625
Nature’s Sunshine Products, Inc.	565	9,786
Nu Skin Enterprises, Inc., Class A	1,393	192,540
Nutraceutical International Corp. (I)	452	12,105
Revlon, Inc., Class A (I)	1,331	33,222
Star Scientific, Inc. (I)	4,147	4,811
Synutra International, Inc. (I)	1,786	15,860
The Estee Lauder Companies, Inc., Class A	9,174	690,986
The Female Health Company	941	7,999
USANA Health Sciences, Inc. (I)	326	24,639
		1,584,588
Tobacco - 1.1%
Altria Group, Inc.	47,601	1,827,402
Lorillard, Inc.	8,882	450,140
Philip Morris International, Inc.	38,410	3,346,663
Reynolds American, Inc.	12,997	649,720
Universal Corp. (L)	512	27,955
Vector Group, Ltd. (L)	2,385	39,042
		6,340,922
		48,138,299
Energy - 10.3%
Energy Equipment & Services - 1.6%
Atwood Oceanics, Inc. (I)	1,533	81,847
Baker Hughes, Inc.	10,499	580,175
Basic Energy Services, Inc. (I)(L)	1,040	16,411
Bristow Group, Inc.	854	64,101
C&J Energy Services, Inc. (I)(L)	1,221	28,205
Cameron International Corp. (I)	5,850	348,251
CARBO Ceramics, Inc. (L)	550	64,092
Dawson Geophysical Company (I)	235	7,948
Diamond Offshore Drilling, Inc. (L)	3,274	186,356
Dresser-Rand Group, Inc. (I)	1,769	105,485
Dril-Quip, Inc. (I)	985	108,281
Era Group, Inc. (I)	481	14,844
Exterran Holdings, Inc. (I)	1,574	53,831
Exterran Partners LP	1,288	38,936
FMC Technologies, Inc. (I)	5,558	290,183
Forum Energy Technologies, Inc. (I)	2,178	61,550
Geospace Technologies Corp. (I)(L)	318	30,156
Global Geophysical Services, Inc. (I)	769	1,238
Gulf Island Fabrication, Inc.	473	10,983
Gulfmark Offshore, Inc., Class A	652	30,729
Halliburton Company	21,737	1,103,153
Helix Energy Solutions Group, Inc. (I)	2,492	57,765
Helmerich & Payne, Inc.	2,554	214,740
Hercules Offshore, Inc. (I)	4,030	26,316
Hornbeck Offshore Services, Inc. (I)	906	44,602
ION Geophysical Corp. (I)(L)	3,857	12,728
Key Energy Services, Inc. (I)	3,596	28,408
Matrix Service Company (I)	756	18,499
McDermott International, Inc. (I)	5,524	50,600
Mitcham Industries, Inc. (I)	331	5,862
Nabors Industries, Ltd.	6,944	117,979
National Oilwell Varco, Inc.	10,120	804,844
Natural Gas Services Group, Inc. (I)	382	10,532
Newpark Resources, Inc. (I)	2,364	29,054

The accompanying notes are an integral part of the financial statements.	176

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Nuverra Environmental Solutions, Inc. (I)(L)	513	$8,615
Oceaneering International, Inc.	2,591	204,378
Oil States International, Inc. (I)	1,333	135,593
Parker Drilling Company (I)	3,008	24,455
Patterson-UTI Energy, Inc. (L)	3,410	86,341
PHI, Inc. (I)	416	18,054
Pioneer Energy Services Corp. (I)	1,558	12,480
RigNet, Inc. (I)	493	23,629
Rowan Companies PLC, Class A (I)	2,839	100,387
RPC, Inc. (L)	5,171	92,302
Schlumberger, Ltd.	31,404	2,829,814
SEACOR Holdings, Inc. (I)(L)	481	43,867
Superior Energy Services, Inc. (I)	3,688	98,138
Tesco Corp. (I)	1,032	20,413
TETRA Technologies, Inc. (I)	2,105	26,018
Tidewater, Inc.	1,167	69,168
Unit Corp. (I)	1,166	60,189
USA Compression Partners LP	682	18,278
Vantage Drilling Company (I)	6,701	12,330
		8,533,133
Oil, Gas & Consumable Fuels - 8.7%
Abraxas Petroleum Corp. (I)	2,156	7,072
Alliance Holdings GP LP	1,431	83,384
Alliance Resource Partners LP	908	69,916
Alon USA Energy, Inc. (L)	1,439	23,801
Alon USA Partners LP	1,451	24,174
Alpha Natural Resources, Inc. (I)	5,125	36,593
American Midstream Partners LP	539	14,596
Amyris, Inc. (I)(L)	2,249	11,897
Anadarko Petroleum Corp.	11,932	946,446
Antero Resources Corp. (I)	6,276	398,149
Apache Corp.	9,227	792,968
Apco Oil and Gas International, Inc. (I)	707	11,022
Approach Resources, Inc. (I)(L)	931	17,959
Arch Coal, Inc. (L)	5,005	22,272
Athlon Energy, Inc. (I)	2,049	61,982
Atlas Energy LP	1,261	59,078
Atlas Pipeline Partners LP	1,749	61,302
Bill Barrett Corp. (I)	1,147	30,717
Blueknight Energy Partners LP	1,795	15,275
Boardwalk Pipeline Partners LP	5,799	147,990
Bonanza Creek Energy, Inc. (I)	949	41,253
BP Prudhoe Bay Royalty Trust	563	44,832
BPZ Resources, Inc. (I)	3,316	6,035
BreitBurn Energy Partners LP	2,729	55,508
Buckeye Partners LP	2,517	178,732
Cabot Oil & Gas Corp.	10,038	389,073
Callon Petroleum Company (I)	905	5,910
Calumet Specialty Products Partners LP	1,718	44,702
Carrizo Oil & Gas, Inc. (I)	1,120	50,142
Ceres, Inc. (I)	621	857
Cheniere Energy Partners LP	8,080	231,492
Cheniere Energy, Inc. (I)	5,686	245,180
Chesapeake Energy Corp.	15,794	428,649
Chevron Corp.	45,783	5,718,755
Cimarex Energy Company	2,076	217,793
Clayton Williams Energy, Inc. (I)	345	28,273
Clean Energy Fuels Corp. (I)(L)	2,565	33,037
Cloud Peak Energy, Inc. (I)	1,465	26,370
Cobalt International Energy, Inc. (I)	9,652	158,775
Comstock Resources, Inc.	1,203	22,003
Concho Resources, Inc. (I)	2,499	269,892
ConocoPhillips	28,997	2,048,638

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc.	5,391	$205,074
Continental Resources, Inc. (I)(L)	4,415	496,776
Crestwood Equity Partners LP	4,062	56,177
Crestwood Midstream Partners LP	3,987	99,236
Crosstex Energy LP	2,132	58,843
Crosstex Energy, Inc.	1,219	44,079
CVR Refining LP	3,587	81,138
DCP Midstream Partners LP	2,088	105,131
Delek Logistics Partners LP	482	15,255
Delek US Holdings, Inc.	1,438	49,482
Denbury Resources, Inc. (I)	8,963	147,262
Devon Energy Corp.	9,624	595,437
DHT Holdings, Inc.	104	711
Diamondback Energy, Inc. (I)	1,126	59,520
Dorchester Minerals LP	858	22,291
Eagle Rock Energy Partners LP	3,560	21,182
El Paso Pipeline Partners LP	5,240	188,640
Emerge Energy Services LP	626	27,751
Enbridge Energy Management LLC (I)(L)	1,618	46,404
Enbridge Energy Partners LP	5,863	175,128
Endeavour International Corp. (I)	1,197	6,284
Energen Corp.	1,687	119,355
Energy Transfer Equity LP	6,680	546,023
Energy Transfer Partners LP	8,728	499,678
Energy XXI Bermuda, Ltd. (L)	1,807	48,897
Enterprise Products Partners LP	21,012	1,393,096
EOG Resources, Inc.	6,466	1,085,253
EPL Oil & Gas, Inc. (I)	1,024	29,184
EQT Corp.	3,581	321,502
EQT Midstream Partners LP	701	41,212
EV Energy Partner LP	1,224	41,530
Evolution Petroleum Corp.	1,206	14,882
EXCO Resources, Inc. (L)	5,188	27,548
Exxon Mobil Corp.	104,404	10,565,685
Forest Oil Corp. (I)	2,769	9,996
FX Energy, Inc. (I)	1,516	5,549
Gastar Exploration, Ltd. (I)	1,854	12,830
Genesis Energy LP	2,112	111,028
Gevo, Inc. (I)(L)	551	788
Global Partners LP	689	24,460
GMX Resources, Inc. (I)	107	11
Goodrich Petroleum Corp. (I)(L)	1,175	19,999
Gulf Coast Ultra Deep Royalty Trust (I)	4,194	8,724
Gulfport Energy Corp. (I)	1,822	115,059
Halcon Resources Corp. (I)(L)	10,236	39,511
Hallador Energy Company	1,407	11,340
Harvest Natural Resources, Inc. (I)	980	4,430
Hess Corp.	8,082	670,806
Holly Energy Partners LP	1,400	45,262
HollyFrontier Corp.	4,785	237,767
Houston American Energy Corp. (I)	690	173
Hugoton Royalty Trust	1,047	7,853
Hyperdynamics Corp. (I)(L)	479	1,950
Isramco, Inc. (I)	58	7,369
James River Coal Company (I)(L)	776	1,048
Kinder Morgan Energy Partners LP	7,116	573,977
Kinder Morgan Management LLC (I)	2,800	211,848
Kinder Morgan, Inc.	24,627	886,572
KiOR, Inc., Class A (I)(L)	2,519	4,232
Kodiak Oil & Gas Corp. (I)	6,366	71,363
Laredo Petroleum Holdings, Inc. (I)	3,465	95,946
Legacy Reserves LP	1,481	41,705
Linn Energy LLC	5,627	173,255

The accompanying notes are an integral part of the financial statements.	177

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
LinnCo LLC	2,968	$91,435
Magellan Midstream Partners LP	5,376	340,140
Magellan Petroleum Corp. (I)	6,905	7,181
Magnum Hunter Resources Corp. (I)(L)	4,207	30,753
Marathon Oil Corp.	16,760	591,628
Marathon Petroleum Corp.	7,452	683,572
MarkWest Energy Partners LP	3,423	226,363
Matador Resources Company (I)	1,588	29,600
Memorial Production Partners LP	1,307	28,676
Mid-Con Energy Partners LP	454	10,374
Midstates Petroleum Company, Inc. (I)(L)	1,497	9,910
Miller Energy Resources, Inc. (I)	1,008	7,096
MPLX LP	1,855	82,622
Murphy Oil Corp.	4,394	285,083
Natural Resource Partners LP	2,561	51,066
New Source Energy Partners LP	413	9,652
Newfield Exploration Company (I)	3,225	79,432
Niska Gas Storage Partners LLC	938	13,845
Noble Energy, Inc.	8,511	579,684
Northern Oil and Gas, Inc. (I)(L)	1,562	23,539
Northern Tier Energy LP	2,283	56,162
NuStar Energy LP	1,800	91,782
NuStar GP Holdings LLC	1,048	29,438
Oasis Petroleum, Inc. (I)	2,281	107,139
Occidental Petroleum Corp.	19,080	1,814,508
Oiltanking Partners LP	1,032	64,056
ONEOK Partners LP	5,462	287,574
ONEOK, Inc.	4,916	305,677
Oxford Resource Partners LP (I)	353	434
PAA Natural Gas Storage LP	1,362	31,326
Pacific Ethanol, Inc. (I)	234	1,191
Panhandle Oil and Gas, Inc., Class A	319	10,658
PBF Energy, Inc. (L)	1,056	33,222
PDC Energy, Inc. (I)	875	46,568
Peabody Energy Corp.	6,575	128,410
Penn Virginia Corp. (I)(L)	1,811	17,078
Petroquest Energy, Inc. (I)	1,669	7,210
Phillips 66	14,525	1,120,313
Pioneer Natural Resources Company	3,519	647,724
Plains All American Pipeline LP	7,758	401,632
Plains GP Holdings LP, Class A (I)	14,548	389,450
PVR Partners LP	2,471	66,297
Pyramid Oil Co (I)	1,061	5,358
QEP Resources, Inc.	4,227	129,558
Quicksilver Resources, Inc. (I)(L)	4,280	13,140
Range Resources Corp.	3,878	326,954
Regency Energy Partners LP	4,702	123,475
Renewable Energy Group, Inc. (I)	1,198	13,729
Rentech, Inc. (I)	5,518	9,657
Resolute Energy Corp. (I)	2,211	19,965
Rhino Resource Partners LP	453	5,155
Rose Rock Midstream LP	710	27,477
Rosetta Resources, Inc. (I)	1,418	68,121
Royale Energy, Inc. (I)	2,293	5,916
Sanchez Energy Corp. (I)	1,164	28,530
SandRidge Energy, Inc. (I)(L)	11,492	69,756
SandRidge Mississippian Trust	505	4,671
SemGroup Corp., Class A	1,031	67,252
Ship Finance International, Ltd.	2,094	34,300
SM Energy Company	1,585	131,729
Solazyme, Inc. (I)(L)	1,538	16,749
Southcross Energy Partners LP	382	6,887
Southwestern Energy Company (I)	8,377	329,467

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Spectra Energy Corp.	15,904	$566,500
Spectra Energy Partners LP	2,630	119,271
Sprague Resources LP (I)	510	9,302
Stone Energy Corp. (I)	1,123	38,845
Summit Midstream Partners LP	759	27,817
Sunoco Logistics Partners LP	2,457	185,454
Susser Petroleum Partners LP	451	14,964
Swift Energy Company (I)(L)	1,049	14,162
Synergy Resources Corp. (I)	2,178	20,168
Syntroleum Corp. (I)	371	1,252
Tallgrass Energy Partners LP	775	20,150
Targa Resources Corp.	1,000	88,170
Targa Resources Partners LP	2,599	135,928
TC Pipelines LP	1,481	71,725
Teekay Corp.	1,672	80,273
Tesoro Corp.	3,174	185,679
Tesoro Logistics LP	922	48,257
The Williams Companies, Inc.	16,266	627,380
Transmontaigne Partners LP	519	22,058
Triangle Petroleum Corp. (I)	2,167	18,029
Ultra Petroleum Corp. (I)(L)	3,707	80,257
Uranerz Energy Corp. (I)(L)	2,497	3,196
Uranium Energy Corp. (I)	2,161	4,322
Uranium Resources, Inc. (I)	370	1,121
US Energy Corp. (I)	1,052	3,956
USEC, Inc. (I)(L)	123	814
Vaalco Energy, Inc. (I)	1,471	10,135
Valero Energy Corp.	12,882	649,253
Voc Energy Trust	763	11,071
W&T Offshore, Inc.	1,817	29,072
Warren Resources, Inc. (I)	2,903	9,115
Western Gas Equity Partners LP	4,987	197,036
Western Gas Partners LP	2,660	164,095
Western Refining, Inc.	1,929	81,809
Westmoreland Coal Company (I)	735	14,178
Whiting Petroleum Corp. (I)	2,767	171,194
Williams Partners LP	10,453	531,640
World Fuel Services Corp.	1,687	72,811
WPX Energy, Inc. (I)	4,651	94,787
ZaZa Energy Corp. (I)	2,524	2,412
Zion Oil & Gas, Inc. (I)	1,070	1,509
		48,419,504
		56,952,637
Financials - 16.3%
Capital Markets - 2.5%
Affiliated Managers Group, Inc. (I)	1,244	269,799
AllianceBernstein Holding LP	2,190	46,735
American Capital, Ltd. (I)	6,914	108,135
Ameriprise Financial, Inc.	4,670	537,284
Apollo Investment Corp.	5,361	45,461
Arlington Asset Investment Corp., Class A	471	12,430
Artisan Partners Asset Management, Inc.	1,679	109,454
BGC Partners, Inc., Class A	4,813	29,167
BlackRock, Inc.	3,977	1,258,601
Calamos Asset Management, Inc., Class A	741	8,773
Cohen & Steers, Inc. (L)	1,079	43,225
Cowen Group, Inc., Class A (I)	2,816	11,011
E*TRADE Financial Corp. (I)	6,786	133,277
Eaton Vance Corp. (L)	2,922	125,032
Ellington Financial LLC	739	16,753
Evercore Partners, Inc., Class A	790	47,226
FBR & Company (I)	458	12,082

The accompanying notes are an integral part of the financial statements.	178

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Federated Investors, Inc., Class B	2,549	$73,411
Fidus Investment Corp.	587	12,761
Fifth Street Finance Corp.	3,320	30,710
Financial Engines, Inc. (L)	1,195	83,029
Fortress Investment Group LLC, Class A	11,718	100,306
Franklin Resources, Inc.	15,081	870,626
FXCM, Inc., Class A (L)	1,105	19,713
GAMCO Investors, Inc., Class A	622	54,095
GFI Group, Inc.	3,925	15,347
Gleacher & Company, Inc. (I)	236	2,452
Golub Capital BDC, Inc. (L)	1,030	19,683
Greenhill & Company, Inc. (L)	703	40,732
Harris & Harris Group, Inc. (I)	1,138	3,391
HFF, Inc., Class A (I)	916	24,595
ICG Group, Inc. (I)	972	18,108
INTL. FCStone, Inc. (I)(L)	680	12,607
Invesco, Ltd.	10,519	382,892
Investment Technology Group, Inc. (I)	961	19,758
Janus Capital Group, Inc. (L)	4,707	58,226
Ladenburg Thalmann
Financial Services, Inc. (I)	5,908	18,492
Lazard, Ltd., Class A	2,901	131,473
Legg Mason, Inc. (L)	2,921	127,005
LPL Financial Holdings, Inc.	2,503	117,716
Main Street Capital Corp.	936	30,598
Manning & Napier, Inc.	632	11,155
Marcus & Millichap, Inc. (I)	1,168	17,403
MCG Capital Corp.	2,362	10,393
Medallion Financial Corp.	722	10,361
Morgan Stanley	46,442	1,456,421
New Mountain Finance Corp.	1,001	15,055
Northern Trust Corp.	5,633	348,626
Oaktree Capital Group LLC	895	52,662
Och-Ziff Capital Management Group LLC	10,851	160,595
Oppenheimer Holdings, Inc., Class A	428	10,606
Piper Jaffray Companies (I)	361	14,278
Pzena Investment Management, Inc., Class A	2,101	24,708
Raymond James Financial, Inc.	3,314	172,958
RCS Capital Corp.	670	12,295
SEI Investments Company	4,043	140,413
State Street Corp.	10,551	774,338
Stifel Financial Corp. (I)(L)	1,474	70,634
SWS Group, Inc. (I)	1,900	11,552
T. Rowe Price Group, Inc.	6,158	515,856
TD Ameritrade Holding Corp.	13,077	400,679
The Bank of New York Mellon Corp.	27,288	953,443
The Blackstone Group LP	13,368	421,092
The Carlyle Group LP	1,219	43,421
The Charles Schwab Corp.	30,584	795,184
The Goldman Sachs Group, Inc.	10,608	1,880,374
U.S. Global Investors, Inc., Class A	1,559	3,960
Virtus Investment Partners, Inc. (I)	200	40,010
Waddell & Reed Financial, Inc., Class A	2,070	134,798
Walter Investment Management Corp. (I)	929	32,849
Westwood Holdings Group, Inc.	304	18,821
WisdomTree Investments, Inc. (I)	3,253	57,611
		13,694,722
Commercial Banks - 3.0%
American National Bankshares, Inc.	556	14,595
Ameriserv Financial, Inc.	1,409	4,269
Ames National Corp.	543	12,158
Arrow Financial Corp.	726	19,283
Associated Banc-Corp.	3,794	66,016

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
BancorpSouth, Inc.	2,419	$61,491
Bank of Hawaii Corp. (L)	1,017	60,145
Bank of Kentucky Financial Corp.	452	16,679
Bank of Marin Bancorp, Class A	415	18,007
Bank of the Ozarks, Inc.	941	53,251
BankUnited, Inc.	2,340	77,033
Banner Corp.	543	24,337
Bar Harbor Bankshares	260	10,397
BB&T Corp.	16,623	620,370
BBCN Bancorp, Inc.	2,160	35,834
BCB Bancorp, Inc.	448	6,026
BNC Bancorp	972	16,660
BOK Financial Corp.	1,604	106,377
Boston Private Financial Holdings, Inc.	2,048	25,846
Bridge Bancorp, Inc.	667	17,342
Bridge Capital Holdings (I)	852	17,500
Bryn Mawr Bank Corp.	664	20,040
BSB Bancorp, Inc. (I)	519	7,832
C&F Financial Corp.	168	7,673
CapitalSource, Inc.	4,667	67,065
Cardinal Financial Corp.	1,099	19,782
Cascade Bancorp (I)	981	5,131
Cathay General Bancorp	1,995	53,326
Centerstate Banks, Inc.	1,478	15,002
Central Pacific Financial Corp.	1,283	25,763
Century Bancorp, Inc., Class A	214	7,116
Chemical Financial Corp.	849	26,888
CIT Group, Inc.	4,779	249,129
Citizens & Northern Corp.	512	10,563
City Holding Company (L)	491	22,748
City National Corp.	1,285	101,798
CNB Financial Corp.	576	10,944
Columbia Banking System, Inc.	1,354	37,249
Comerica, Inc.	4,409	209,604
Commerce Bancshares, Inc.	2,229	100,095
Community Bank Systems, Inc.	963	38,212
Community Trust Bancorp, Inc.	560	25,290
CommunityOne Bancorp (I)	587	7,484
Cullen/Frost Bankers, Inc.	1,353	100,704
Customers Bancorp, Inc. (I)	884	18,087
CVB Financial Corp.	2,517	42,965
Eagle Bancorp, Inc. (I)	732	22,421
East West Bancorp, Inc.	3,355	117,324
Enterprise Financial Services Corp.	772	15,764
Fidelity Southern Corp.	722	11,992
Fifth Third Bancorp	20,329	427,519
Financial Institutions, Inc.	569	14,060
First BanCorp Puerto Rico (I)	5,138	31,804
First Busey Corp.	2,456	14,245
First Citizens BancShares, Inc., Class A	237	52,763
First Commonwealth Financial Corp.	2,939	25,922
First Community Bancshares, Inc.	550	9,185
First Financial Bancorp	1,424	24,820
First Financial Bankshares, Inc. (L)	815	54,051
First Financial Holdings, Inc.	607	40,372
First Horizon National Corp.	5,425	63,201
First Interstate Bancsystem, Inc.	1,225	34,753
First Merchants Corp.	1,104	25,127
First Midwest Bancorp, Inc.	1,885	33,044
First NBC Bank Holding Company (I)	634	20,478
First Niagara Financial Group, Inc.	8,115	86,181
First Republic Bank	3,098	162,180
First Security Group, Inc. (I)	2,065	4,750

The accompanying notes are an integral part of the financial statements.	179

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
FirstMerit Corp.	4,075	$90,587
Flushing Financial Corp.	852	17,636
FNB Corp.	3,815	48,145
Fulton Financial Corp.	4,816	62,993
German American Bancorp, Inc.	467	13,310
Glacier Bancorp, Inc.	1,833	54,605
Great Southern Bancorp, Inc.	611	18,581
Hampton Roads Bankshares, Inc. (I)	4,502	7,879
Hancock Holding Company	1,962	71,966
Hanmi Financial Corp.	938	20,533
Heartland Financial USA, Inc.	637	18,339
Heritage Commerce Corp.	1,059	8,726
Heritage Financial Corp.	1,095	18,735
Home BancShares, Inc.	1,601	59,797
Horizon Bancorp	497	12,589
Huntington Bancshares, Inc.	19,533	188,493
Iberiabank Corp.	709	44,561
Independent Bank Corp.	694	27,198
International Bancshares Corp.	1,624	42,857
Investors Bancorp, Inc.	3,486	89,178
KeyCorp	21,796	292,502
Lakeland Bancorp, Inc.	1,614	19,965
M&T Bank Corp. (L)	3,016	351,123
MainSource Financial Group, Inc.	673	12,134
MB Financial, Inc.	1,409	45,215
Mercantile Bank Corp.	483	10,423
Merchants Bancshares, Inc.	537	17,990
MidSouth Bancorp, Inc.	809	14,449
MidWestOne Financial Group, Inc.	362	9,846
Monarch Financial Holdings, Inc.	571	7,029
National Bank Holdings Corp.	1,226	26,236
National Bankshares, Inc. (L)	489	18,039
National Penn Bancshares, Inc.	3,509	39,757
NewBridge Bancorp (I)	1,419	10,643
North Valley Bancorp (I)	469	8,869
Northrim BanCorp, Inc.	305	8,003
Norwood Financial Corp.	307	8,258
Old National Bancorp	2,661	40,900
OmniAmerican Bancorp, Inc. (I)	471	10,070
Pacific Continental Corp.	917	14,617
Pacific Mercantile Bancorp (I)	1,436	8,932
Park National Corp.	370	31,476
Parke Bancorp Inc (I)	629	5,661
Penson Worldwide, Inc. (I)	1,757	7
Peoples Bancorp of North Carolina, Inc.	428	6,069
PNC Financial Services Group, Inc.	12,551	973,707
Popular, Inc. (I)	2,539	72,945
Preferred Bank (I)	590	11,830
PrivateBancorp, Inc.	1,934	55,951
Prosperity Bancshares, Inc.	1,412	89,507
QCR Holdings, Inc.	449	7,831
Regions Financial Corp.	32,923	325,608
Renasant Corp.	880	27,685
Republic Bancorp, Inc., Class A	553	13,571
S&T Bancorp, Inc.	834	21,109
Salisbury Bancorp, Inc.	197	5,272
Sb Financial Group, Inc.	652	5,138
Shore Bancshares, Inc. (I)	960	8,851
Signature Bank (I)	1,088	116,873
Southcoast Financial Corp. (I)	1,154	6,866
Southern First Bancshares, Inc. (I)	420	5,603
Southern National Bancorp of Virginia, Inc.	827	8,278
Southside Bancshares, Inc. (L)	737	20,150

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Southwest Bancorp, Inc. (I)	984	$15,665
State Bank Financial Corp.	857	15,589
StellarOne Corp.	688	16,560
Sterling Financial Corp.	1,605	54,698
Suffolk Bancorp (I)	634	13,187
SunTrust Banks, Inc.	12,759	469,659
Susquehanna Bancshares, Inc.	4,360	55,982
SVB Financial Group (I)	1,110	116,395
Synovus Financial Corp.	24,629	88,664
Taylor Capital Group, Inc. (I)	939	24,959
TCF Financial Corp.	3,834	62,303
Texas Capital Bancshares, Inc. (I)	1,028	63,942
The Bancorp, Inc. (I)	1,064	19,056
Tompkins Financial Corp.	443	22,766
TowneBank (L)	974	14,990
TriCo Bancshares	652	18,497
Tristate Capital Holdings, Inc. (I)	1,159	13,746
Trustmark Corp.	1,569	42,112
U.S. Bancorp	43,608	1,761,763
UMB Financial Corp.	1,083	69,615
Umpqua Holdings Corp. (L)	2,794	53,477
United Bankshares, Inc. (L)	1,203	37,834
Unity Bancorp, Inc.	643	4,925
Univest Corp. of Pennsylvania	654	13,525
Valley National Bancorp (L)	4,698	47,544
ViewPoint Financial Group	889	24,403
Virginia Commerce Bancorp, Inc. (I)	1,128	19,165
Washington Banking Company	539	9,556
Washington Trust Bancorp, Inc.	647	24,081
WashingtonFirst Bankshare, Inc.	402	5,745
Webster Financial Corp.	2,088	65,104
Wells Fargo & Company	125,998	5,720,309
WesBanco, Inc.	915	29,280
West Bancorp, Inc.	725	11,470
Western Alliance Bancorp (I)	2,136	50,965
Wilshire Bancorp, Inc.	2,050	22,407
Wintrust Financial Corp.	1,001	46,166
Zions Bancorporation	4,311	129,158
		16,793,020
Consumer Finance - 0.8%
American Express Company	25,620	2,324,503
Asta Funding, Inc.	606	5,103
Atlanticus Holdings Corp. (I)	1,048	3,720
Capital One Financial Corp.	13,892	1,064,266
Cash America International, Inc. (L)	711	27,231
Consumer Portfolio Services, Inc. (I)	716	6,723
Credit Acceptance Corp. (I)	508	66,035
DFC Global Corp. (I)	1,023	11,713
Discover Financial Services	11,479	642,250
Encore Capital Group, Inc. (I)(L)	614	30,860
Ezcorp, Inc., Class A (I)	1,228	14,355
First Cash Financial Services, Inc. (I)	673	41,618
Green Dot Corp., Class A (I)	1,027	25,829
Nelnet, Inc., Class A	1,071	45,132
Nicholas Financial, Inc.	515	8,106
Portfolio Recovery Associates, Inc. (I)	1,203	63,567
Regional Management Corp. (I)	351	11,909
SLM Corp.	10,314	271,052
Springleaf Holdings, Inc. (I)	2,769	70,000
The First Marblehead Corp. (I)	358	2,646
World Acceptance Corp. (I)(L)	270	23,633
		4,760,251

The accompanying notes are an integral part of the financial statements.	180

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services - 4.1%
Bank of America Corp.	255,036	$3,970,911
Berkshire Hathaway, Inc., Class B (I)	57,520	6,819,571
CBOE Holdings, Inc.	2,080	108,077
Citigroup, Inc.	72,239	3,764,374
CME Group, Inc.	7,931	622,266
ING US, Inc.	6,214	218,422
Interactive Brokers Group, Inc., Class A	1,373	33,419
IntercontinentalExchange Group, Inc.	2,726	613,132
JPMorgan Chase & Company	89,247	5,219,165
KKR Financial Holdings LLC	4,689	57,159
Leucadia National Corp.	8,626	244,461
Life Partners Holdings, Inc.	788	1,399
MarketAxess Holdings, Inc.	941	62,925
Marlin Business Services Corp.	471	11,869
McGraw-Hill Financial, Inc.	6,539	511,350
Moody’s Corp.	5,240	411,183
MSCI, Inc. (I)	2,844	124,340
NewStar Financial, Inc. (I)	1,315	23,368
PHH Corp. (I)	1,363	33,189
PICO Holdings, Inc. (I)	659	15,229
The NASDAQ OMX Group, Inc.	3,933	156,533
		23,022,342
Insurance - 2.7%
Aflac, Inc.	11,114	742,415
Alleghany Corp. (I)	392	156,784
American Equity Investment Life
Holding Company	1,602	42,261
American Financial Group, Inc.	2,116	122,136
American International Group, Inc.	35,076	1,790,630
American National Insurance Company	628	71,931
AMERISAFE, Inc.	520	21,965
Amtrust Financial Services, Inc. (L)	1,771	57,894
Arch Capital Group, Ltd. (I)(L)	3,202	191,127
Argo Group International Holdings, Ltd.	719	33,426
Arthur J. Gallagher & Company	3,025	141,963
Aspen Insurance Holdings, Ltd.	1,667	68,864
Assurant, Inc.	1,845	122,453
Assured Guaranty, Ltd.	4,471	105,471
Axis Capital Holdings, Ltd.	2,777	132,102
Baldwin & Lyons, Inc., Class B	491	13,414
Brown & Brown, Inc.	3,472	108,986
Cincinnati Financial Corp.	3,808	199,425
Citizens, Inc. (I)	1,632	14,280
CNA Financial Corp.	6,192	265,575
CNO Financial Group, Inc.	5,489	97,100
Donegal Group, Inc., Class A	853	13,563
EMC Insurance Group, Inc.	433	13,258
Employers Holdings, Inc.	815	25,795
Endurance Specialty Holdings, Ltd.	1,060	62,190
Enstar Group, Ltd. (I)	327	45,424
Erie Indemnity Company, Class A	1,067	78,019
Everest Re Group, Ltd.	1,136	177,068
FBL Financial Group, Inc., Class A	716	32,070
Fidelity National Financial, Inc., Class A	5,434	176,333
First American Financial Corp.	2,568	72,418
Genworth Financial, Inc., Class A (I)	11,914	185,024
Hallmark Financial Services, Inc. (I)	766	6,806
Hartford Financial Services Group, Inc.	10,882	394,255
HCC Insurance Holdings, Inc.	2,354	108,614
Hilltop Holdings, Inc. (I)	2,126	49,174
Horace Mann Educators Corp.	1,069	33,716
Infinity Property & Casualty Corp.	373	26,763
Kansas City Life Insurance Company	321	15,325

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Kemper Corp.	1,412	$57,723
Lincoln National Corp.	6,317	326,084
Loews Corp.	9,102	439,080
Maiden Holdings, Ltd.	1,994	21,794
Markel Corp. (I)	333	193,257
Marsh & McLennan Companies, Inc.	13,015	629,405
MBIA, Inc. (I)	4,550	54,327
Meadowbrook Insurance Group, Inc.	2,143	14,915
Mercury General Corp.	1,321	65,667
MetLife, Inc.	26,115	1,408,121
National Interstate Corp.	564	12,972
Old Republic International Corp.	6,301	108,818
OneBeacon Insurance Group, Ltd., Class A	2,540	40,183
PartnerRe, Ltd.	1,243	131,049
Platinum Underwriters Holdings, Ltd.	661	40,506
Primerica, Inc.	1,305	55,998
Principal Financial Group, Inc.	7,002	345,269
ProAssurance Corp.	1,478	71,653
Protective Life Corp.	1,912	96,862
Prudential Financial, Inc.	11,032	1,017,371
Reinsurance Group of America, Inc.	1,623	125,636
RenaissanceRe Holdings, Ltd.	1,069	104,056
RLI Corp.	546	53,169
Safety Insurance Group, Inc.	505	28,432
Selective Insurance Group, Inc.	1,417	38,344
StanCorp Financial Group, Inc. (L)	1,053	69,761
State Auto Financial Corp.	1,117	23,725
Stewart Information Services Corp. (L)	683	22,040
Symetra Financial Corp.	2,689	50,983
The Allstate Corp.	11,001	599,995
The Chubb Corp.	6,048	584,418
The Hanover Insurance Group, Inc.	1,079	64,427
The Navigators Group, Inc. (I)	434	27,411
The Phoenix Companies, Inc. (I)	217	13,324
The Progressive Corp.	14,412	393,015
The Travelers Companies, Inc.	8,829	799,378
Torchmark Corp.	2,179	170,289
Tower Group International, Ltd. (L)	432	1,460
United Fire Group, Inc.	746	21,380
Unum Group	6,243	219,004
Validus Holdings, Ltd.	2,410	97,099
W.R. Berkley Corp.	3,166	137,373
White Mountains Insurance Group, Ltd.	152	91,668
		14,883,458
Real Estate Investment Trusts - 2.7%
Acadia Realty Trust	1,324	32,875
AG Mortgage Investment Trust, Inc.	587	9,181
Agree Realty Corp.	612	17,760
Alexander’s, Inc.	119	39,270
Alexandria Real Estate Equities, Inc.	1,629	103,637
American Assets Trust, Inc.	957	30,079
American Campus Communities, Inc.	2,325	74,888
American Capital Agency Corp.	9,143	176,368
American Homes 4 Rent	4,531	73,402
American Realty Capital Properties, Inc.	4,524	58,179
American Residential Properties, Inc. (I)	1,082	18,567
Annaly Capital Management, Inc.	21,817	217,515
Anworth Mortgage Asset Corp.	3,235	13,619
Apartment Investment & Management
Company, Class A	3,473	89,985
Apollo Commercial Real Estate Finance, Inc.	1,131	18,379
Apollo Residential Mortgage, Inc.	942	13,923
Ares Commercial Real Estate Corp.	688	9,013

The accompanying notes are an integral part of the financial statements.	181

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
ARMOUR Residential REIT, Inc.	8,542	$34,253
Ashford Hospitality Prime, Inc.	686	12,485
Ashford Hospitality Trust, Inc.	2,618	21,677
Associated Estates Realty Corp.	1,316	21,122
AvalonBay Communities, Inc.	3,048	360,365
Aviv REIT, Inc.	1,192	28,250
BioMed Realty Trust, Inc.	4,421	80,109
Blackstone Mortgage Trust, Inc., Class A	808	21,921
Boston Properties, Inc.	3,523	353,604
Brandywine Realty Trust	3,867	54,486
BRE Properties, Inc.	1,773	97,001
Brixmor Property Group, Inc.	5,484	111,490
BRT Realty Trust (I)	597	4,221
Camden Property Trust	2,001	113,817
Campus Crest Communities, Inc.	1,960	18,444
Capstead Mortgage Corp.	2,151	25,984
CBL & Associates Properties, Inc.	4,228	75,935
Cedar Realty Trust, Inc.	2,411	15,093
Chambers Street Properties	5,839	44,668
Chatham Lodging Trust	835	17,076
Chesapeake Lodging Trust	1,244	31,461
Chimera Investment Corp.	25,621	79,425
Colony Financial, Inc.	1,759	35,690
CommonWealth REIT	2,882	67,179
Coresite Realty Corp.	596	19,185
Corporate Office Properties Trust	2,061	48,825
Corrections Corp. of America	2,759	88,481
Cousins Properties, Inc.	4,589	47,267
CubeSmart	3,244	51,709
CyrusOne, Inc.	736	16,435
CYS Investments, Inc.	3,822	28,321
DCT Industrial Trust, Inc.	8,003	57,061
DDR Corp.	7,784	119,640
DiamondRock Hospitality Company	4,849	56,006
Digital Realty Trust, Inc.	3,001	147,409
Douglas Emmett, Inc.	3,392	79,000
Duke Realty Corp.	7,645	114,981
DuPont Fabros Technology, Inc.	1,651	40,796
Dynex Capital, Inc.	1,357	10,856
EastGroup Properties, Inc.	779	45,127
Education Realty Trust, Inc.	2,684	23,673
Empire State Realty Trust, Inc.	3,676	56,243
EPR Properties	1,086	53,388
Equity Lifestyle Properties, Inc.	2,047	74,163
Equity One, Inc.	2,788	62,563
Equity Residential	8,516	441,725
Essex Property Trust, Inc.	871	124,997
Excel Trust, Inc.	1,698	19,340
Extra Space Storage, Inc.	2,555	107,642
Federal Realty Investment Trust	1,501	152,216
FelCor Lodging Trust, Inc.	3,275	26,724
First Industrial Realty Trust, Inc.	2,643	46,120
First Potomac Realty Trust	1,912	22,237
Five Oaks Investment Corp.	490	5,106
Franklin Street Properties Corp.	2,442	29,182
General Growth Properties, Inc.	23,119	463,998
Getty Realty Corp.	1,062	19,509
Gladstone Commercial Corp.	876	15,742
Glimcher Realty Trust	3,588	33,584
Government Properties Income Trust	1,296	32,206
HCP, Inc.	10,842	393,781
Health Care REIT, Inc.	6,783	363,365
Healthcare Realty Trust, Inc.	2,197	46,818

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Healthcare Trust of America, Inc.	5,457	$53,697
Hersha Hospitality Trust	5,138	28,619
Highwoods Properties, Inc.	2,055	74,329
Home Properties, Inc.	1,318	70,671
Hospitality Properties Trust	3,269	88,361
Host Hotels & Resorts, Inc.	17,836	346,732
Hudson Pacific Properties, Inc.	1,486	32,499
Inland Real Estate Corp.	2,922	30,739
Invesco Mortgage Capital, Inc.	2,959	43,438
Investors Real Estate Trust	3,194	27,405
iStar Financial, Inc. (I)	2,377	33,920
Kilroy Realty Corp.	1,781	89,371
Kimco Realty Corp.	9,597	189,541
Kite Realty Group Trust	3,735	24,539
LaSalle Hotel Properties	2,266	69,929
Lexington Realty Trust	5,136	52,439
Liberty Property Trust	3,402	115,226
LTC Properties, Inc.	822	29,091
Mack-Cali Realty Corp.	2,086	44,807
Medical Properties Trust, Inc.	3,932	48,049
MFA Financial, Inc.	6,312	44,563
Mid-America Apartment Communities, Inc.	1,690	102,651
Monmouth Real Estate
Investment Corp., Class A	1,889	17,171
National Health Investments, Inc.	724	40,616
National Retail Properties, Inc.	2,915	88,412
New Residential Investment Corp.	6,039	40,341
New York Mortgage Trust, Inc.	1,540	10,765
Newcastle Investment Corp.	8,155	46,810
NorthStar Realty Finance Corp.	5,507	74,069
Omega Healthcare Investors, Inc.	2,861	85,258
Orchid Island Capital, Inc.	425	5,483
Parkway Properties, Inc.	2,264	43,670
Pebblebrook Hotel Trust	1,424	43,802
Pennsylvania Real Estate Investment Trust	1,631	30,956
PennyMac Mortgage Investment Trust	1,419	32,580
Piedmont Office Realty Trust, Inc., Class A	3,947	65,204
Plum Creek Timber Company, Inc.	3,813	177,343
PMC Commercial Trust	1,011	8,695
Post Properties, Inc.	1,263	57,125
Potlatch Corp.	951	39,695
Power Reit	1,108	9,717
Prologis, Inc.	11,884	439,114
PS Business Parks, Inc.	623	47,610
Public Storage	4,043	608,552
RAIT Financial Trust	2,187	19,617
Ramco-Gershenson Properties Trust	1,766	27,797
Rayonier, Inc.	2,982	125,542
Realty Income Corp.	4,564	170,374
Redwood Trust, Inc.	1,816	35,176
Regency Centers Corp.	2,143	99,221
Resource Capital Corp.	3,205	19,006
Retail Opportunity Investments Corp.	1,793	26,393
Retail Properties of America, Inc., Class A	5,457	69,413
RLJ Lodging Trust	2,872	69,847
Rouse Properties, Inc.	1,430	31,732
Ryman Hospitality Properties	1,232	51,473
Sabra Health Care REIT, Inc.	982	25,669
Saul Centers, Inc.	631	30,118
Select Income REIT	1,310	35,029
Senior Housing Properties Trust	4,362	96,967
Silver Bay Realty Trust Corp.	1,100	17,589
Simon Property Group, Inc.	7,344	1,117,463

The accompanying notes are an integral part of the financial statements.	182

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
SL Green Realty Corp.	2,181	$201,481
Sotherly Hotels, Inc.	1,208	7,176
Sovran Self Storage, Inc.	788	51,354
STAG Industrial, Inc.	1,174	23,938
Starwood Property Trust, Inc.	4,253	117,808
Strategic Hotels & Resorts, Inc. (I)	5,413	51,153
Summit Hotel Properties, Inc.	2,378	21,402
Sun Communities, Inc.	879	37,481
Sunstone Hotel Investors, Inc.	4,644	62,230
Tanger Factory Outlet Centers	2,168	69,419
Taubman Centers, Inc.	1,475	94,282
Terreno Realty Corp.	980	17,346
The Geo Group, Inc.	1,733	55,837
The Macerich Company	3,363	198,047
Two Harbors Investment Corp.	8,041	74,620
UDR, Inc.	5,913	138,069
UMH Properties, Inc.	888	8,365
Universal Health Realty Income Trust	503	20,150
Urstadt Biddle Properties, Inc.	242	3,836
Urstadt Biddle Properties, Inc., Class A	1,160	21,402
Ventas, Inc.	6,976	399,585
Vornado Realty Trust	4,355	386,680
Washington Real Estate Investment Trust	1,560	36,442
Weingarten Realty Investors	2,862	78,476
Western Asset Mortgage Capital Corp.	690	10,267
Weyerhaeuser Company	13,723	433,235
Whitestone REIT	927	12,394
Winthrop Realty Trust	1,447	15,989
WP Carey, Inc.	1,595	97,853
		14,776,164
Real Estate Management & Development - 0.2%
Alexander & Baldwin, Inc.	1,025	42,773
Altisource Residential Corp., Class B	611	18,397
American Spectrum Realty, Inc. (I)	265	477
AV Homes, Inc. (I)	578	10,502
Brookfield Office Properties Corp.	11,953	230,095
CBRE Group, Inc., Class A (I)	7,937	208,743
Consolidated-Tomoka Land Company	311	11,286
Forest City Enterprises, Inc., Class A (I)	4,600	87,860
Forestar Group, Inc. (I)	1,047	22,270
Jones Lang LaSalle, Inc.	1,021	104,540
Kennedy-Wilson Holdings, Inc.	2,071	46,080
Maui Land & Pineapple Company, Inc. (I)	2,258	13,751
Tejon Ranch Company (I)	488	17,939
The Howard Hughes Corp. (I)	963	115,656
The St. Joe Company (I)(L)	2,200	42,218
		972,587
Thrifts & Mortgage Finance - 0.3%
Astoria Financial Corp.	2,156	29,817
Bank Mutual Corp.	2,559	17,939
BankFinancial Corp.	1,501	13,749
BBX Capital Corp., Class A (I)	824	12,854
Beneficial Mutual Bancorp, Inc. (I)	1,922	20,988
Berkshire Hills Bancorp, Inc.	656	17,889
BofI Holding, Inc. (I)	329	25,803
Brookline Bancorp, Inc.	1,601	15,322
Cape Bancorp, Inc.	900	9,144
Capitol Federal Financial, Inc.	3,236	39,188
Chicopee Bancorp, Inc.	261	4,544
Clifton Savings Bancorp, Inc.	529	6,771
Dime Community Bancshares, Inc.	830	14,044
Doral Financial Corp. (I)	195	3,054

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
ESB Financial Corp.	770	$10,934
EverBank Financial Corp.	2,985	54,745
Federal Agricultural Mortgage Corp., Class C	323	11,063
Federal Home Loan Mortgage Corp. (I)	17,252	50,031
Federal National Mortgage Association (I)(L)	27,693	83,356
First Defiance Financial Corp.	319	8,284
First Financial Northwest, Inc.	873	9,053
Flagstar Bancorp, Inc. (I)	1,507	29,567
Fox Chase Bancorp, Inc.	564	9,802
Hampden Bancorp, Inc.	343	5,629
HomeStreet, Inc.	394	7,880
Hudson City Bancorp, Inc.	12,343	116,394
IMPAC Mortgage Holdings, Inc. (I)	266	1,591
Kearny Financial Corp. (I)	1,615	18,782
Meridian Interstate Bancorp, Inc. (I)	751	16,958
MGIC Investment Corp. (I)	8,139	68,693
NASB Financial, Inc. (L)	241	7,278
Naugatuck Valley Financial Corp. (I)	993	7,070
New Hampshire Thrift Bancshares, Inc.	484	7,381
New York Community Bancorp, Inc. (L)	10,122	170,556
Northfield Bancorp, Inc.	1,491	19,681
Northwest Bancshares, Inc.	1,984	29,324
Ocean Shore Holding Company	528	7,212
OceanFirst Financial Corp.	794	13,601
Ocwen Financial Corp. (I)	3,222	178,660
Oritani Financial Corp.	1,190	19,100
People’s United Financial, Inc. (L)	6,955	105,160
Poage Bankshares Inc	362	5,079
Provident Financial Holdings, Inc.	475	7,125
Provident Financial Services, Inc.	1,435	27,724
Radian Group, Inc.	4,123	58,217
Riverview Bancorp, Inc. (I)	2,111	6,122
Security National Financial Corp. (I)	420	2,024
SI Financial Group, Inc.	581	7,001
Simplicity Bancorp, Inc.	514	8,306
Sound Financial Bancorp, Inc.	308	5,205
Southern Missouri Bancorp, Inc.	252	8,384
SP Bancorp, Inc. (I)	271	5,195
State Investors Bancorp, Inc. (I)	367	5,626
Territorial Bancorp, Inc.	483	11,206
TFS Financial Corp. (I)	7,160	86,743
Timberland Bancorp, Inc.	608	5,849
Walker & Dunlop, Inc. (I)	894	14,456
Washington Federal, Inc.	2,348	54,685
Waterstone Financial, Inc. (I)	833	9,246
Westfield Financial, Inc.	1,133	8,452
WSFS Financial Corp.	229	17,754
		1,653,290
		90,555,834
Health Care - 11.3%
Biotechnology - 2.4%
Aastrom Biosciences Inc (I)	158	510
ACADIA Pharmaceuticals, Inc. (I)(L)	2,272	56,777
Achillion Pharmaceuticals, Inc. (I)(L)	1,982	6,580
Acorda Therapeutics, Inc. (I)	997	29,112
Aegerion Pharmaceuticals, Inc. (I)	693	49,175
Affymax, Inc. (I)	914	713
Agenus, Inc. (I)	742	1,959
Alexion Pharmaceuticals, Inc. (I)	4,657	619,660
Alkermes PLC (I)	3,280	133,365
Alnylam Pharmaceuticals, Inc. (I)	1,548	99,583
AMAG Pharmaceuticals, Inc. (I)	504	12,232

The accompanying notes are an integral part of the financial statements.	183

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Amgen, Inc.	17,880	$2,041,181
Anthera Pharmaceuticals, Inc. (I)	121	371
Arena Pharmaceuticals, Inc. (I)(L)	5,611	32,824
Ariad Pharmaceuticals, Inc. (I)	4,350	29,667
Arqule, Inc. (I)	1,903	4,091
Array BioPharma, Inc. (I)	3,361	16,839
AVEO Pharmaceuticals, Inc. (I)	937	1,724
BioCryst Pharmaceuticals, Inc. (I)	1,345	10,222
Biogen Idec, Inc. (I)	5,648	1,580,028
BioMarin Pharmaceutical, Inc. (I)	3,366	236,529
Biospecifics Technologies Corp. (I)	213	4,616
Biota Pharmaceuticals, Inc. (I)	2,322	9,729
Cel-Sci Corp. (I)	923	545
Celgene Corp. (I)	9,770	1,650,739
Cell Therapeutics, Inc. (I)(L)	3,833	7,359
Celldex Therapeutics, Inc. (I)	2,007	48,589
Celsion Corp. (I)	117	455
Cepheid, Inc. (I)	1,626	75,967
Chelsea Therapeutics International, Ltd. (I)(L)	1,686	7,469
ChemoCentryx, Inc. (I)(L)	1,019	5,900
Chimerix, Inc. (I)	598	9,036
Clovis Oncology, Inc. (I)	780	47,011
Codexis, Inc. (I)	682	955
Coronado Biosciences, Inc. (I)	808	2,125
Cubist Pharmaceuticals, Inc. (I)	1,790	123,277
Curis, Inc. (I)	1,723	4,859
Cyclacel Pharmaceuticals, Inc. (I)(L)	637	2,561
Cytokinetics, Inc. (I)	592	3,848
Cytomedix, Inc. (I)	2,220	1,052
Cytori Therapeutics, Inc. (I)(L)	1,530	3,932
CytRx Corp. (I)	916	5,743
Dendreon Corp. (I)(L)	3,465	10,360
Discovery Laboratories, Inc. (I)	1,667	3,751
Durata Therapeutics, Inc. (I)(L)	1,093	13,979
Dyax Corp. (I)	3,331	25,082
Dynavax Technologies Corp. (I)(L)	8,045	15,768
Emergent Biosolutions, Inc. (I)	908	20,875
Enzon Pharmaceuticals, Inc. (L)	1,758	2,039
Epizyme, Inc. (I)(L)	647	13,458
Exact Sciences Corp. (I)(L)	1,948	22,772
Exelixis, Inc. (I)(L)	4,652	28,517
Galena Biopharma, Inc. (I)	2,532	12,559
Genomic Health, Inc. (I)	747	21,865
Geron Corp. (I)	3,630	17,206
Gilead Sciences, Inc. (I)	36,350	2,731,703
GTx, Inc. (I)(L)	1,712	2,825
Halozyme Therapeutics, Inc. (I)(L)	2,949	44,206
Hyperion Therapeutics, Inc. (I)(L)	613	12,395
Idenix Pharmaceuticals, Inc. (I)(L)	3,321	19,860
Idera Pharmaceuticals, Inc. (I)	1,889	8,746
ImmunoCellular Therapeutics, Ltd. (I)	2,073	1,918
Immunogen, Inc. (I)(L)	1,931	28,328
Immunomedics, Inc. (I)(L)	2,223	10,226
Incyte Corp. (I)	3,684	186,521
Infinity Pharmaceuticals, Inc. (I)	1,260	17,401
Inovio Biomedical Corp. (I)(L)	5,857	16,985
Insmed, Inc. (I)	1,079	18,354
Insys Therapeutics, Inc. (I)	526	20,361
Intercept Pharmaceuticals, Inc. (I)	438	29,907
InterMune, Inc. (I)	2,063	30,388
Intrexon Corp. (I)(L)	2,463	58,619
Ironwood Pharmaceuticals, Inc. (I)(L)	3,209	37,256
Isis Pharmaceuticals, Inc. (I)	2,779	110,715

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Keryx Biopharmaceuticals, Inc. (I)(L)	1,911	$24,747
Kythera Biopharmaceuticals, Inc. (I)	562	20,935
Lexicon Pharmaceuticals, Inc. (I)	11,846	21,323
Ligand Pharmaceuticals, Inc., Class B (I)	534	28,088
Liposcience, Inc. (I)	1,178	5,007
Macrogenics, Inc. (I)	697	19,119
MannKind Corp. (I)(L)	9,045	47,124
Maxygen, Inc.	1,126	34
Medivation, Inc. (I)	1,834	117,046
Merrimack Pharmaceuticals, Inc. (I)(L)	2,313	12,351
Metabolix, Inc. (I)	824	1,038
Momenta Pharmaceuticals, Inc. (I)	1,421	25,123
Myriad Genetics, Inc. (I)(L)	1,918	40,240
Nanosphere, Inc. (I)	1,542	3,531
Navidea Biopharmaceuticals, Inc. (I)	3,393	7,024
Neostem, Inc. (I)	1,380	9,412
Neurocrine Biosciences, Inc. (I)	1,654	15,448
NewLink Genetics Corp. (I)(L)	768	16,904
Northwest Biotherapeutics, Inc. (I)(L)	1,270	4,788
Novavax, Inc. (I)(L)	4,882	24,996
NPS Pharmaceuticals, Inc. (I)	2,475	75,141
Omthera Pharmaceuticals, Inc. (I)	598	1,519
OncoGenex Pharmaceuticals, Inc. (I)	486	4,053
Oncothyreon, Inc. (I)	1,961	3,451
Ophthotech Corp. (I)	795	25,718
Opko Health, Inc. (I)(L)	9,703	81,893
Orexigen Therapeutics, Inc. (I)(L)	2,340	13,174
PDL BioPharma, Inc. (L)	3,179	26,831
Peregrine Pharmaceuticals, Inc. (I)(L)	3,151	4,380
Pharmacyclics, Inc. (I)	1,741	184,163
PharmAthene, Inc. (I)	2,050	3,813
Portola Pharmaceuticals, Inc. (I)	802	20,652
Protalix BioTherapeutics, Inc. (I)(L)	2,723	10,592
Puma Biotechnology, Inc. (I)	725	75,059
Raptor Pharmaceutical Corp. (I)	1,637	21,314
Receptos, Inc. (I)	437	12,669
Regeneron Pharmaceuticals, Inc. (I)	2,348	646,264
Regulus Therapeutics, Inc. (I)	1,599	11,817
Repligen Corp. (I)	1,012	13,804
Rigel Pharmaceuticals, Inc. (I)	2,154	6,139
Sangamo Biosciences, Inc. (I)	1,766	24,530
Sarepta Therapeutics, Inc. (I)(L)	1,043	21,246
Savient Pharmaceuticals, Inc. (I)	1,834	31
Seattle Genetics, Inc. (I)(L)	2,993	119,391
SIGA Technologies, Inc. (I)(L)	1,202	3,931
Special Diversified Opportunities, Inc. (I)	6,237	7,235
Spectrum Pharmaceuticals, Inc. (I)	1,952	17,275
Stemcells, Inc. (I)	5,054	6,216
Stemline Therapeutics, Inc. (I)	429	8,408
Sunesis Pharmaceuticals, Inc. (I)	1,601	7,589
Synageva BioPharma Corp. (I)(L)	764	49,446
Synergy Pharmaceuticals, Inc. (I)	2,510	14,131
Synta Pharmaceuticals Corp. (I)(L)	1,907	9,993
Targacept, Inc. (I)	722	2,996
TESARO, Inc. (I)	903	25,501
Theravance, Inc. (I)(L)	2,605	92,868
Threshold Pharmaceuticals, Inc. (I)	2,246	10,489
Trius Therapeutics, Inc. (I)(L)	1,243	162
Trovagene, Inc. (I)	540	3,100
Unigene Laboratories, Inc. (I)	3,859	2
United Therapeutics Corp. (I)	1,207	136,488
Vanda Pharmaceuticals, Inc. (I)(L)	813	10,089
Verastem, Inc. (I)	579	6,601

The accompanying notes are an integral part of the financial statements.	184

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc. (I)	5,563	$413,331
XOMA Corp. (I)(L)	2,065	13,897
Zalicus, Inc. (I)	397	441
ZIOPHARM Oncology, Inc. (I)(L)	2,641	11,462
		13,277,427
Health Care Equipment & Supplies - 1.8%
Abaxis, Inc. (I)(L)	587	23,492
Abbott Laboratories	36,884	1,413,764
ABIOMED, Inc. (I)(L)	1,039	27,783
Accuray, Inc. (I)(L)	1,959	17,063
Alere, Inc. (I)	1,898	68,708
Align Technology, Inc. (I)	1,916	109,499
Alphatec Holdings, Inc. (I)	2,105	4,231
Analogic Corp.	318	28,162
AngioDynamics, Inc. (I)	1,074	18,462
Anika Therapeutics, Inc. (I)	459	17,515
Antares Pharma, Inc. (I)(L)	3,213	14,394
ArthroCare Corp. (I)	692	27,846
AtriCure, Inc. (I)	522	9,751
Atrion Corp.	62	18,368
Baxano Surgical, Inc. (I)	1,095	1,106
Baxter International, Inc.	12,856	894,135
Becton, Dickinson and Company	4,592	507,370
Biolase, Inc. (I)	1,225	3,467
Boston Scientific Corp. (I)	31,987	384,484
C.R. Bard, Inc.	1,857	248,727
Cantel Medical Corp.	1,032	34,995
Cardiovascular Systems, Inc. (I)	758	25,992
CareFusion Corp. (I)	5,094	202,843
Cerus Corp. (I)	1,864	12,023
Cyberonics, Inc. (I)(L)	696	45,595
Cynosure, Inc., Class A (I)	691	18,436
Delcath Systems, Inc. (I)	1,249	319
DENTSPLY International, Inc.	3,312	160,566
DexCom, Inc. (I)	1,694	59,985
Edwards Lifesciences Corp. (I)	2,650	174,264
Endologix, Inc. (I)	1,563	27,259
EnteroMedics, Inc. (I)	2,044	4,170
Exactech, Inc. (I)	465	11,048
GenMark Diagnostics, Inc. (I)	1,303	17,343
Globus Medical, Inc., Class A (I)(L)	2,359	47,605
Greatbatch, Inc. (I)	646	28,579
Haemonetics Corp. (I)	1,210	50,977
Hansen Medical, Inc. (I)	5,567	9,631
HeartWare International, Inc. (I)	402	37,772
Hill-Rom Holdings, Inc.	1,350	55,809
Hologic, Inc. (I)	6,281	140,380
ICU Medical, Inc. (I)	360	22,936
IDEXX Laboratories, Inc. (I)(L)	1,257	133,707
Insulet Corp. (I)	1,332	49,417
Integra LifeSciences Holdings Corp. (I)(L)	811	38,693
Intuitive Surgical, Inc. (I)	934	358,731
Invacare Corp.	804	18,661
LeMaitre Vascular, Inc.	746	5,975
Masimo Corp. (I)	1,464	42,793
Medical Action Industries, Inc. (I)	647	5,538
Medtronic, Inc.	23,620	1,355,552
MELA Sciences, Inc. (I)	893	572
Meridian Bioscience, Inc. (L)	1,077	28,573
Merit Medical Systems, Inc. (I)	1,003	15,787
Misonix, Inc. (I)	949	5,333
Natus Medical, Inc. (I)	845	19,013
Neogen Corp. (I)	891	40,719

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
NuVasive, Inc. (I)	1,152	$37,244
NxStage Medical, Inc. (I)	1,350	13,500
OraSure Technologies, Inc. (I)	1,641	10,322
Orthofix International NV (I)	450	10,269
PhotoMedex, Inc. (I)(L)	575	7,446
Quidel Corp. (I)	889	27,461
ResMed, Inc. (L)	3,372	158,754
RTI Biologics, Inc. (I)	1,955	6,921
Sirona Dental Systems, Inc. (I)	1,325	93,015
Solta Medical, Inc. (I)	2,454	7,239
Span-america Medical Systems, Inc.	303	6,315
Spectranetics Corp. (I)	1,076	26,900
St. Jude Medical, Inc.	6,788	420,517
Staar Surgical Company (I)	873	14,134
STERIS Corp.	1,430	68,712
Stryker Corp.	8,936	671,451
SurModics, Inc. (I)	502	12,244
Symmetry Medical, Inc. (I)	1,015	10,231
Synergetics USA, Inc. (I)	781	2,827
Teleflex, Inc.	962	90,293
The Cooper Companies, Inc.	1,162	143,902
Thoratec Corp. (I)	1,365	49,959
Unilife Corp. (I)(L)	3,130	13,772
Uroplasty, Inc. (I)	1,021	2,787
Varian Medical Systems, Inc. (I)	2,544	197,643
Vascular Solutions, Inc. (I)	536	12,408
Volcano Corp. (I)(L)	1,271	27,771
West Pharmaceutical Services, Inc.	1,727	84,727
Wright Medical Group, Inc. (I)	1,188	36,483
Zimmer Holdings, Inc.	4,013	373,971
		9,785,136
Health Care Providers & Services - 2.0%
Acadia Healthcare Company, Inc. (I)	1,241	58,737
Accretive Health, Inc. (I)(L)	2,325	21,297
Addus HomeCare Corp. (I)	425	9,541
Aetna, Inc.	8,806	604,004
Air Methods Corp. (I)(L)	930	54,247
Almost Family, Inc. (I)	242	7,824
Amedisys, Inc. (I)(L)	738	10,797
AmerisourceBergen Corp.	5,474	384,877
AMN Healthcare Services, Inc. (I)	1,002	14,729
Amsurg Corp. (I)	790	36,277
Bio-Reference Labs, Inc. (I)(L)	734	18,746
BioScrip, Inc. (I)	1,595	11,803
Brookdale Senior Living, Inc. (I)	2,906	78,985
Capital Senior Living Corp. (I)	703	16,865
Cardinal Health, Inc.	8,040	537,152
Catamaran Corp. (I)	4,900	232,652
Centene Corp. (I)	1,323	77,991
Chemed Corp. (L)	429	32,870
Cigna Corp.	6,713	587,253
Community Health Systems, Inc. (I)	2,187	85,883
DaVita HealthCare Partners, Inc. (I)	5,054	320,272
Emeritus Corp. (I)	1,079	23,339
Envision Healthcare Holdings, Inc. (I)	4,223	150,001
ExamWorks Group, Inc. (I)	840	25,091
Express Scripts Holding Company (I)	19,356	1,359,565
Five Star Quality Care, Inc. (I)	1,369	7,516
Gentiva Health Services, Inc. (I)	809	10,040
Hanger, Inc. (I)	841	33,085
HCA Holdings, Inc. (I)	10,624	506,871
Health Management
Associates, Inc., Class A (I)	6,080	79,648

The accompanying notes are an integral part of the financial statements.	185

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Health Net, Inc. (I)	1,806	$53,584
HealthSouth Corp.	2,130	70,972
Healthways, Inc. (I)	968	14,859
Henry Schein, Inc. (I)	2,061	235,490
Humana, Inc.	3,725	384,495
IPC The Hospitalist Company, Inc. (I)	426	25,300
Kindred Healthcare, Inc.	1,247	24,616
Laboratory Corp. of America Holdings (I)	2,120	193,704
Landauer, Inc.	263	13,836
LCA-Vision, Inc. (I)	715	2,789
LHC Group, Inc. (I)	506	12,164
LifePoint Hospitals, Inc. (I)	1,152	60,872
Magellan Health Services, Inc. (I)	595	35,646
McKesson Corp.	5,420	874,788
MedCath Corp. (I)	613	840
MEDNAX, Inc. (I)	2,404	128,326
Molina Healthcare, Inc. (I)	1,059	36,800
MWI Veterinary Supply, Inc. (I)	319	54,418
National Healthcare Corp.	369	19,893
National Research Corp., Class A (I)	600	11,292
National Research Corp., Class B (L)	660	22,909
Omnicare, Inc.	2,447	147,701
Owens & Minor, Inc.	1,467	53,634
Patterson Companies, Inc.	2,455	101,146
PDI, Inc. (I)	770	3,704
PharMerica Corp. (I)	818	17,587
Premier, Inc., Class A (I)(L)	3,473	127,667
Psychemedics Corp.	498	7,316
Quest Diagnostics, Inc.	3,564	190,817
RadNet, Inc. (I)	1,485	2,480
Select Medical Holdings Corp.	3,255	37,791
Skilled Healthcare Group, Inc., Class A (I)	1,126	5,416
Surgical Care Affiliates, Inc. (I)	1,005	35,014
Team Health Holdings, Inc. (I)	1,721	78,392
Tenet Healthcare Corp. (I)	2,362	99,487
The Ensign Group, Inc.	547	24,216
The Providence Service Corp. (I)	384	9,876
UnitedHealth Group, Inc.	24,133	1,817,215
Universal American Corp.	1,908	13,928
Universal Health Services, Inc., Class B	2,279	185,192
VCA Antech, Inc. (I)	2,095	65,699
WellCare Health Plans, Inc. (I)	1,019	71,758
WellPoint, Inc.	7,070	653,197
		11,424,784
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (I)	4,228	65,365
athenahealth, Inc. (I)(L)	894	120,243
Cerner Corp. (I)	8,173	455,563
Computer Programs & Systems, Inc.	360	22,252
HealthStream, Inc. (I)	711	23,299
HMS Holdings Corp. (I)	2,028	46,096
MedAssets, Inc. (I)	1,448	28,714
Medidata Solutions, Inc. (I)	1,308	79,226
Merge Healthcare, Inc. (I)	1,992	4,621
Omnicell, Inc. (I)	940	23,998
Quality Systems, Inc.	1,382	29,105
Simulations Plus, Inc.	1,291	6,520
Streamline Health Solutions, Inc. (I)	1,108	7,734
Veeva Systems, Inc., Class A (I)(L)	3,080	98,868
Vocera Communications, Inc. (I)	551	8,601
		1,020,205

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services - 0.6%
Accelerate Diagnostics, Inc. (I)(L)	962	$11,736
Affymetrix, Inc. (I)(L)	2,012	17,243
Agilent Technologies, Inc.	7,871	450,142
Albany Molecular Research, Inc. (I)(L)	1,135	11,441
Apricus Biosciences, Inc. (I)	775	2,054
BG Medicine, Inc. (I)	1,563	1,626
Bio-Rad Laboratories, Inc., Class A (I)	662	81,830
Bruker Corp. (I)	3,989	78,863
Cambrex Corp. (I)	946	16,867
Charles River
Laboratories International, Inc. (I)	1,154	61,208
Covance, Inc. (I)	1,344	118,353
Enzo Biochem, Inc. (I)	1,398	4,082
Fluidigm Corp. (I)	639	24,486
Furiex Pharmaceuticals, Inc. (I)	242	10,166
Illumina, Inc. (I)	2,987	330,422
Life Technologies Corp. (I)	4,075	308,885
Luminex Corp. (I)	925	17,945
Mettler-Toledo International, Inc. (I)	711	172,481
NanoString Technologies, Inc. (I)	548	9,448
Neogenomics, Inc. (I)	2,010	7,276
Pacific Biosciences of California, Inc. (I)	2,380	12,447
PAREXEL International Corp. (I)	1,321	59,683
PerkinElmer, Inc.	2,680	110,496
Quintiles Transnational Holdings, Inc. (I)	2,792	129,381
Sequenom, Inc. (I)(L)	2,766	6,472
Techne Corp.	892	84,446
Thermo Fisher Scientific, Inc.	8,536	950,484
Waters Corp. (I)	2,012	201,200
		3,291,163
Pharmaceuticals - 4.3%
AbbVie, Inc.	37,507	1,980,745
Acelrx Pharmaceuticals, Inc. (I)(L)	1,016	11,491
Actavis PLC (I)	4,111	690,648
Acura Pharmaceuticals, Inc. (I)	1,383	2,310
Akorn, Inc. (I)(L)	2,250	55,418
Alexza Pharmaceuticals, Inc. (I)	317	1,499
Alimera Sciences, Inc. (I)	713	3,358
Allergan, Inc.	7,065	784,780
Ampio Pharmaceuticals, Inc. (I)(L)	1,153	8,221
ANI Pharmaceuticals, Inc. (I)	492	9,879
Auxilium Pharmaceuticals, Inc. (I)	1,190	24,681
AVANIR Pharmaceuticals, Inc., Class A (I)	4,052	13,615
BioDelivery Sciences International, Inc. (I)	1,099	6,473
Bristol-Myers Squibb Company	39,082	2,077,208
Cadence Pharmaceuticals, Inc. (I)	2,397	21,693
Cempra, Inc. (I)	1,116	13,827
Columbia Laboratories, Inc. (I)	351	2,320
Corcept Therapeutics, Inc. (I)	2,007	6,463
Cornerstone Therapeutics, Inc. (I)	761	7,222
Cumberland Pharmaceuticals, Inc. (I)	672	3,434
Depomed, Inc. (I)	1,587	16,790
Durect Corp. (I)	2,824	4,886
Eli Lilly & Company	26,735	1,363,485
Endo Health Solutions, Inc. (I)(L)	2,745	185,178
Endocyte, Inc. (I)	899	9,610
Forest Laboratories, Inc. (I)	6,427	385,813
Forest Laboratories, Inc.
(German Exchange) (I)	686	0
Hi-Tech Pharmacal Company, Inc. (I)	366	15,881
Horizon Pharma, Inc. (I)(L)	1,922	14,646
Hospira, Inc. (I)	3,963	163,593
Impax Laboratories, Inc. (I)	1,658	41,682

The accompanying notes are an integral part of the financial statements.	186

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Johnson & Johnson	66,821	$6,120,135
Lannett Company, Inc. (I)	902	29,856
Merck & Company, Inc.	69,464	3,476,673
Mylan, Inc. (I)	9,040	392,336
Nektar Therapeutics (I)	3,002	34,073
Pacira Pharmaceuticals, Inc. (I)	873	50,189
Pain Therapeutics, Inc. (I)	1,407	6,838
Pernix Therapeutics Holdings (I)	748	1,885
Perrigo Company PLC	2,242	344,057
Pfizer, Inc.	157,146	4,813,382
Pozen, Inc. (I)	1,227	9,865
Prestige Brands Holdings, Inc. (I)	1,278	45,752
Prophase Labs, Inc. (I)	2,952	4,871
Questcor Pharmaceuticals, Inc. (L)	1,439	78,354
Repros Therapeutics, Inc. (I)	538	9,845
Sagent Pharmaceuticals, Inc. (I)	726	18,426
Salix Pharmaceuticals, Ltd. (I)	1,485	133,561
Santarus, Inc. (I)	1,623	51,871
Sciclone Pharmaceuticals, Inc. (I)	2,207	11,123
Sucampo Pharmaceuticals, Inc., Class A (I)	1,511	14,203
Supernus Pharmaceuticals, Inc. (I)	844	6,364
The Medicines Company (I)	1,542	59,552
Transcept Pharmaceuticals, Inc. (I)	476	1,599
Trubion Pharmaceuticals, Inc. (I)	1,161	0
Ventrus Biosciences, Inc. (I)	458	1,750
ViroPharma, Inc. (I)	1,671	83,299
Vivus, Inc. (I)(L)	2,325	21,111
XenoPort, Inc. (I)	1,347	7,745
Zoetis, Inc.	11,896	388,880
		24,144,444
		62,943,159
Industrials - 10.7%
Aerospace & Defense - 2.4%
AAR Corp.	1,006	28,178
Aerovironment, Inc. (I)	570	16,604
Alliant Techsystems, Inc.	755	91,868
American Science & Engineering, Inc.	220	15,820
API Technologies Corp. (I)	1,409	4,805
Astronics Corp. (I)	396	20,196
Astronics Corp., Class B (I)	79	4,009
B/E Aerospace, Inc. (I)	2,507	218,184
CPI Aerostructures, Inc. (I)	277	4,166
Cubic Corp.	656	34,545
Curtiss-Wright Corp.	1,137	70,756
DigitalGlobe, Inc. (I)	1,782	73,329
Ducommun, Inc. (I)	248	7,393
Engility Holdings, Inc. (I)	554	18,504
Erickson Air-Crane, Inc. (I)	507	10,541
Esterline Technologies Corp. (I)	729	74,329
Exelis, Inc.	4,626	88,172
GenCorp, Inc. (I)(L)	1,536	27,679
General Dynamics Corp.	8,299	792,969
HEICO Corp., Class A	1,590	66,971
Hexcel Corp. (I)	2,343	104,709
Honeywell International, Inc.	18,631	1,702,314
Huntington Ingalls Industries, Inc.	1,174	105,672
Kratos Defense & Security Solutions, Inc. (I)	1,499	11,512
L-3 Communications Holdings, Inc.	2,050	219,063
LMI Aerospace, Inc. (I)	376	5,542
Lockheed Martin Corp.	7,605	1,130,559
Moog, Inc., Class A (I)	1,069	72,628
National Presto Industries, Inc. (L)	167	13,444

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp.	5,427	$621,988
Orbital Sciences Corp. (I)	1,479	34,461
Precision Castparts Corp.	3,454	930,162
Raytheon Company	7,674	696,032
Rockwell Collins, Inc.	3,195	236,174
SIFCO Industries, Inc.	288	8,084
Sparton Corp. (I)	344	9,615
Spirit Aerosystems Holdings, Inc., Class A (I)	3,453	117,678
Sypris Solutions, Inc.	379	1,160
Teledyne Technologies, Inc. (I)	905	83,133
Textron, Inc.	6,767	248,755
The Boeing Company	17,911	2,444,672
The KEYW Holding Corp. (I)	815	10,954
TransDigm Group, Inc.	1,238	199,343
Triumph Group, Inc.	1,233	93,794
United Technologies Corp.	21,765	2,476,857
		13,247,323
Air Freight & Logistics - 0.7%
Air Transport Services Group, Inc. (I)	1,747	14,133
Atlas Air Worldwide Holdings, Inc. (I)	649	26,706
C.H. Robinson Worldwide, Inc.	3,702	215,975
Echo Global Logistics, Inc. (I)	676	14,520
Expeditors International of Washington, Inc.	4,831	213,772
FedEx Corp.	7,511	1,079,856
Forward Air Corp.	830	36,445
Hub Group, Inc., Class A (I)	1,024	40,837
Park-Ohio Holdings Corp. (I)	343	17,973
United Parcel Service, Inc., Class B	22,257	2,338,766
UTi Worldwide, Inc.	2,522	44,286
XPO Logistics, Inc. (I)(L)	879	23,109
		4,066,378
Airlines - 0.3%
Alaska Air Group, Inc.	1,641	120,400
Allegiant Travel Company	464	48,924
American Airlines Group, Inc. (I)	4,590	115,898
Delta Air Lines, Inc.	20,358	559,234
Hawaiian Holdings, Inc. (I)	1,540	14,830
JetBlue Airways Corp. (I)	6,490	55,490
Republic Airways Holdings, Inc. (I)	1,141	12,197
SkyWest, Inc.	1,088	16,135
Southwest Airlines Company	16,801	316,531
Spirit Airlines, Inc. (I)	1,723	78,241
United Continental Holdings, Inc. (I)	8,490	321,177
		1,659,057
Building Products - 0.2%
AAON, Inc.	966	30,864
American Woodmark Corp. (I)	470	18,579
AO Smith Corp.	2,206	118,992
Apogee Enterprises, Inc.	713	25,604
Armstrong World Industries, Inc. (I)	1,369	78,868
Builders FirstSource, Inc. (I)	2,899	20,699
Fortune Brands Home & Security, Inc.	4,027	184,034
Gibraltar Industries, Inc. (I)	947	17,605
Griffon Corp.	1,661	21,942
Insteel Industries, Inc.	563	12,797
Lennox International, Inc.	1,177	100,116
Masco Corp.	8,607	195,981
NCI Building Systems, Inc. (I)	1,785	31,309
Nortek, Inc. (I)	350	26,110
Owens Corning (I)	2,856	116,296
Ply Gem Holdings, Inc. (I)	1,531	27,604

The accompanying notes are an integral part of the financial statements.	187

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Products (continued)
Quanex Building Products Corp.	980	$19,522
Simpson Manufacturing Company, Inc.	1,094	40,183
Trex Company, Inc. (I)	422	33,562
Universal Forest Products, Inc.	435	22,681
USG Corp. (I)	2,526	71,688
		1,215,036
Commercial Services & Supplies - 0.6%
ABM Industries, Inc.	1,288	36,824
ACCO Brands Corp. (I)	2,455	16,498
ARC Document Solutions, Inc. (I)	1,558	12,807
Casella Waste Systems, Inc., Class A (I)	1,234	7,157
Cintas Corp.	2,871	171,083
Clean Harbors, Inc. (I)	1,383	82,925
Consolidated Graphics, Inc. (I)	278	18,748
Copart, Inc. (I)	2,964	108,631
Covanta Holding Corp.	3,037	53,907
Deluxe Corp.	1,221	63,724
EnerNOC, Inc. (I)	701	12,064
Ennis, Inc.	718	12,709
Fuel Tech, Inc. (I)	793	5,622
G&K Services, Inc., Class A	454	28,252
Healthcare Services Group, Inc.	1,683	47,747
Heritage-Crystal Clean, Inc. (I)	768	15,736
Herman Miller, Inc.	1,550	45,756
HNI Corp.	1,139	44,227
Hudson Technologies, Inc. (I)	1,078	3,989
InnerWorkings, Inc. (I)	1,268	9,878
Interface, Inc.	1,612	35,400
Intersections, Inc.	680	5,297
Iron Mountain, Inc.	4,655	141,279
KAR Auction Services, Inc.	3,268	96,569
Kimball International, Inc., Class B	1,061	15,947
Knoll, Inc.	1,200	21,972
McGrath RentCorp.	612	24,358
Metalico, Inc. (I)	1,349	2,792
Mine Safety Appliances Company	925	47,369
Mobile Mini, Inc. (I)	1,167	48,057
Multi-Color Corp.	538	20,304
NL Industries, Inc.	1,224	13,684
Performant Financial Corp. (I)	960	9,888
Pitney Bowes, Inc.	4,820	112,306
Quad/Graphics, Inc. (L)	1,184	32,240
R.R. Donnelley & Sons Company (L)	4,417	89,577
Republic Services, Inc.	8,400	278,880
Rollins, Inc.	3,435	104,046
Schawk, Inc.	698	10,379
SP Plus Corp. (I)	481	12,525
Steelcase, Inc., Class A	3,134	49,705
Stericycle, Inc. (I)	1,973	229,203
Swisher Hygiene, Inc. (I)	4,502	2,314
Team, Inc. (I)	589	24,938
Tetra Tech, Inc. (I)	1,545	43,229
The ADT Corp.	5,396	218,376
The Brink’s Company	1,094	37,349
The Standard Register Company (I)	830	5,710
UniFirst Corp.	475	50,825
United Stationers, Inc.	1,007	46,211
US Ecology, Inc.	556	20,678
Versar, Inc. (I)	1,039	5,018
Viad Corp.	689	19,140
Waste Connections, Inc.	2,958	129,058
Waste Management, Inc.	10,963	491,910

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
West Corp.	1,935	$49,749
		3,344,566
Construction & Engineering - 0.2%
AECOM Technology Corp. (I)	2,422	71,279
Aegion Corp. (I)	1,004	21,978
Ameresco, Inc., Class A (I)	1,114	10,761
Dycom Industries, Inc. (I)	863	23,983
EMCOR Group, Inc.	1,546	65,612
Fluor Corp.	3,857	309,679
Granite Construction, Inc.	951	33,266
Great Lakes Dredge & Dock Corp. (I)	2,049	18,851
Jacobs Engineering Group, Inc. (I)	3,098	195,143
KBR, Inc.	3,532	112,635
Layne Christensen Company (I)	532	9,087
MasTec, Inc. (I)(L)	1,783	58,340
MYR Group, Inc. (I)	561	14,070
Northwest Pipe Company (I)	394	14,877
Orion Marine Group, Inc. (I)	763	9,179
Pike Corp. (I)	949	10,031
Primoris Services Corp.	1,267	39,442
Quanta Services, Inc. (I)	5,027	158,652
Sterling Construction Company, Inc. (I)	796	9,337
Tutor Perini Corp. (I)	1,191	31,323
URS Corp.	1,743	92,362
		1,309,887
Electrical Equipment - 0.8%
Active Power, Inc. (I)	864	2,912
Acuity Brands, Inc.	1,050	114,786
American Superconductor Corp. (I)(L)	1,242	2,037
AMETEK, Inc.	5,813	306,171
Brady Corp., Class A	1,191	36,838
Broadwind Energy, Inc. (I)	481	4,541
Capstone Turbine Corp. (I)(L)	11,149	14,382
Coleman Cable, Inc.	531	13,923
Eaton Corp. PLC	11,252	856,502
Emerson Electric Company	16,940	1,188,849
Encore Wire Corp.	509	27,588
EnerSys, Inc.	1,186	83,127
Enphase Energy, Inc. (I)(L)	1,270	8,052
Espey Manufacturing & Electronics Corp.	162	5,288
Franklin Electric Company, Inc.	1,168	52,140
FuelCell Energy, Inc. (I)(L)	5,660	7,981
General Cable Corp.	1,116	32,822
Global Power Equipment Group, Inc.	699	13,679
GrafTech International, Ltd. (I)(L)	3,533	39,676
Hubbell, Inc., Class B	1,387	151,044
II-VI, Inc. (I)	1,532	26,963
Lighting Science Group Corp. (I)(L)	3,647	1,131
Lime Energy Co (I)	158	457
Polypore International, Inc. (I)(L)	1,089	42,362
Powell Industries, Inc.	356	23,848
Preformed Line Products Company	151	11,047
Regal-Beloit Corp.	1,083	79,839
Revolution Lighting Technologies, Inc. (I)	2,016	6,905
Rockwell Automation, Inc.	3,311	391,228
Roper Industries, Inc.	2,343	324,927
SL Industries, Inc.	235	6,369
SolarCity Corp. (I)	1,982	112,617
The Babcock & Wilcox Company	2,624	89,715
Thermon Group Holdings, Inc. (I)	760	20,771
Valence Technology, Inc. (I)	5,079	18

The accompanying notes are an integral part of the financial statements.	188

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Vicor Corp. (I)	1,178	$15,809
		4,116,344
Industrial Conglomerates - 1.9%
3M Company	16,205	2,272,751
Carlisle Companies, Inc.	1,535	121,879
Danaher Corp.	16,510	1,274,572
General Electric Company	241,691	6,774,599
Raven Industries, Inc.	906	37,273
		10,481,074
Machinery - 1.9%
Actuant Corp., Class A	1,781	65,256
AGCO Corp.	2,312	136,847
Albany International Corp., Class A	756	27,163
Altra Holdings, Inc.	757	25,905
American Railcar Industries, Inc. (L)	519	23,744
Ampco-Pittsburgh Corp.	317	6,166
Astec Industries, Inc.	567	21,903
Barnes Group, Inc.	1,329	50,914
Blount International, Inc. (I)	1,228	17,769
Briggs & Stratton Corp.	1,078	23,457
Caterpillar, Inc.	15,378	1,396,476
Chart Industries, Inc. (I)	708	67,713
CIRCOR International, Inc.	465	37,563
CLARCOR, Inc.	1,194	76,834
Colfax Corp. (I)	2,435	155,085
Columbus McKinnon Corp. (I)	651	17,668
Commercial Vehicle Group, Inc. (I)	1,067	7,757
Crane Company	1,353	90,989
Cummins, Inc.	4,395	619,563
Deere & Company	9,056	827,084
Donaldson Company, Inc.	3,471	150,850
Douglas Dynamics, Inc.	897	15,088
Dover Corp.	4,016	387,705
Dynamic Materials Corp.	379	8,239
Energy Recovery, Inc. (I)	1,363	7,578
EnPro Industries, Inc. (I)(L)	496	28,594
ESCO Technologies, Inc.	685	23,468
Federal Signal Corp. (I)	1,496	21,916
Flowserve Corp.	3,333	262,740
FreightCar America, Inc.	399	10,621
Graco, Inc.	1,484	115,930
Graham Corp.	360	13,064
Greenbrier Companies, Inc. (I)	617	20,262
Harsco Corp.	2,023	56,705
Hyster-Yale Materials Handling, Inc.	501	46,673
IDEX Corp.	1,962	144,894
Illinois Tool Works, Inc.	10,592	890,575
ITT Corp.	2,155	93,570
John Bean Technologies Corp.	744	21,822
Joy Global, Inc. (L)	2,471	144,529
Kadant, Inc.	356	14,425
Kennametal, Inc.	1,834	95,496
LB Foster Company, Class A	393	18,585
Lincoln Electric Holdings, Inc.	1,978	141,111
Lindsay Corp. (L)	317	26,232
Lydall, Inc. (I)	557	9,814
Manitex International, Inc. (I)	420	6,670
Meritor, Inc. (I)	2,878	30,018
Middleby Corp. (I)	459	110,146
Miller Industries, Inc.	611	11,383
Mueller Industries, Inc.	641	40,389
Mueller Water Products, Inc., Class A	4,056	38,005

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Navistar International Corp. (I)(L)	1,939	$74,050
NN, Inc.	585	11,811
Nordson Corp.	1,531	113,753
Oshkosh Corp.	2,074	104,488
PACCAR, Inc.	8,380	495,845
Pall Corp.	2,659	226,946
Parker Hannifin Corp.	3,461	445,223
Pentair, Ltd.	4,721	366,680
PMFG, Inc. (I)	848	7,674
Proto Labs, Inc. (I)(L)	634	45,128
RBC Bearings, Inc. (I)	550	38,913
Rexnord Corp. (I)	2,268	61,259
Snap-on, Inc.	1,364	149,385
SPX Corp.	1,059	105,487
Standex International Corp.	409	25,718
Stanley Black & Decker, Inc.	3,799	306,541
Sun Hydraulics Corp.	689	28,132
Supreme Industries, Inc. (I)	1,023	5,964
Taylor Devices, Inc. (I)	716	5,821
Tecumseh Products Company, Class A (I)	535	4,842
Tennant Company	492	33,363
Terex Corp.	2,704	113,541
The Eastern Company	527	8,390
The ExOne Company (I)(L)	298	18,017
The Gorman-Rupp Company	673	22,482
The LS Starrett Company, Class A	473	6,892
The Manitowoc Company, Inc.	3,212	74,904
The Toro Company	1,418	90,185
Timken Company	2,230	122,806
Titan International, Inc.	1,210	21,756
Trimas Corp. (I)	1,133	45,195
Trinity Industries, Inc.	1,902	103,697
Twin Disc, Inc. (L)	494	12,790
Valmont Industries, Inc. (L)	632	94,244
Wabash National Corp. (I)	1,922	23,737
WABCO Holdings, Inc. (I)	1,477	137,967
Wabtec Corp.	2,330	173,049
Watts Water Technologies, Inc., Class A	857	53,023
Woodward, Inc.	1,685	76,853
Xerium Technologies, Inc. (I)	720	11,873
Xylem, Inc.	4,311	149,161
		10,720,538
Marine - 0.0%
Eagle Bulk Shipping, Inc. (I)	529	2,428
Genco Shipping & Trading, Ltd. (I)	955	2,388
Kirby Corp. (I)	1,313	130,315
Matson, Inc.	1,025	26,763
Rand Logistics, Inc. (I)	557	3,214
		165,108
Professional Services - 0.4%
Acacia Research Corp. (L)	1,195	17,375
Barrett Business Services, Inc.	202	18,733
CBIZ, Inc. (I)(L)	1,604	14,628
CDI Corp.	578	10,710
CRA International, Inc. (I)	287	5,683
Equifax, Inc.	2,853	197,114
Franklin Covey Company (I)	557	11,073
FTI Consulting, Inc. (I)	921	37,890
Heidrick & Struggles International, Inc.	459	9,244
Hill International, Inc. (I)	1,724	6,810
Huron Consulting Group, Inc. (I)	572	35,876
ICF International, Inc. (I)	571	19,819

The accompanying notes are an integral part of the financial statements.	189

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
IHS, Inc., Class A (I)	1,551	$185,655
Insperity, Inc.	655	23,665
Kelly Services, Inc., Class A	880	21,947
Kforce, Inc.	800	16,368
Korn/Ferry International (I)	1,149	30,012
ManpowerGroup, Inc.	1,845	158,412
Mastech Holdings, Inc.	296	4,141
Mistras Group, Inc. (I)	687	14,345
Odyssey Marine Exploration, Inc. (I)(L)	2,604	5,260
On Assignment, Inc. (I)	1,216	42,463
Pendrell Corp. (I)	8,578	17,242
RCM Technologies, Inc. (I)	979	6,833
Resources Connection, Inc.	976	13,986
Robert Half International, Inc.	3,317	139,281
RPX Corp. (I)	1,202	20,314
The Advisory Board Company (I)	886	56,412
The Corporate Executive Board Company	835	64,654
The Dolan Company (I)	898	629
The Dun & Bradstreet Corp.	909	111,580
Towers Watson & Company, Class A	1,675	213,747
TrueBlue, Inc. (I)	1,122	28,925
Verisk Analytics, Inc., Class A (I)	3,990	262,223
VSE Corp.	167	8,018
WageWorks, Inc. (I)	826	49,097
		1,880,164
Road & Rail - 0.9%
Amerco, Inc.	480	114,163
Arkansas Best Corp.	705	23,744
Avis Budget Group, Inc. (I)	2,532	102,343
Celadon Group, Inc.	717	13,967
Con-way, Inc.	1,410	55,991
CSX Corp.	24,266	698,133
Genesee & Wyoming, Inc., Class A (I)	1,289	123,808
Heartland Express, Inc. (L)	2,321	45,538
Hertz Global Holdings, Inc. (I)	9,553	273,407
J.B. Hunt Transport Services, Inc.	2,715	209,870
Kansas City Southern	2,626	325,178
Knight Transportation, Inc.	1,874	34,369
Landstar System, Inc.	1,058	60,782
Norfolk Southern Corp.	7,407	687,592
Old Dominion Freight Line, Inc. (I)	2,081	110,335
Patriot Transportation Holding, Inc. (I)	282	11,706
Providence and Worcester Railroad Company	251	4,910
Roadrunner Transportation Systems, Inc. (I)	1,015	27,354
Ryder Systems, Inc.	1,195	88,167
Saia, Inc. (I)	643	20,608
Swift Transportation Company (I)(L)	3,346	74,315
Union Pacific Corp.	11,003	1,848,504
Universal Truckload Services, Inc.	735	22,425
USA Truck, Inc. (I)	383	5,125
Werner Enterprises, Inc. (L)	1,617	39,988
YRC Worldwide, Inc. (I)	304	5,280
		5,027,602
Trading Companies & Distributors - 0.4%
Air Lease Corp.	2,442	75,897
Aircastle, Ltd.	1,918	36,749
Applied Industrial Technologies, Inc.	1,031	50,612
Beacon Roofing Supply, Inc. (I)	1,131	45,557
BlueLinx Holdings, Inc. (I)	1,969	3,840
CAI International, Inc. (I)	572	13,482
DXP Enterprises, Inc. (I)	367	42,278
Fastenal Company (L)	7,070	335,896

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
GATX Corp.	1,122	$58,535
H&E Equipment Services, Inc. (I)	922	27,319
HD Supply Holdings, Inc. (I)	4,467	107,253
Houston Wire & Cable Company	638	8,536
Kaman Corp.	670	26,619
MRC Global, Inc. (I)	2,326	75,037
MSC Industrial Direct Company, Inc., Class A	1,510	122,114
Rush Enterprises, Inc., Class A (I)(L)	968	28,701
Stock Building Supply Holdings, Inc. (I)	780	14,212
TAL International Group, Inc. (L)(I)	812	46,568
Textainer Group Holdings, Ltd. (L)	1,298	52,206
Titan Machinery, Inc. (I)(L)	544	9,694
United Rentals, Inc. (I)	2,196	171,178
W.W. Grainger, Inc.	1,618	413,270
Watsco, Inc.	810	77,809
WESCO International, Inc. (I)(L)	1,020	92,891
		1,936,253
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Company LLC	1,198	65,207
Wesco Aircraft Holdings, Inc. (I)	2,341	51,315
		116,522
		59,285,852
Information Technology - 17.6%
Communications Equipment - 1.5%
Anaren, Inc. (I)	507	14,191
ARRIS Group, Inc. (I)	3,419	83,304
Aruba Networks, Inc. (I)(L)	2,538	45,430
Aviat Networks, Inc. (I)	1,974	4,461
Bel Fuse, Inc., Class B	373	7,949
Black Box Corp.	458	13,648
Brocade Communications Systems, Inc. (I)	10,370	91,982
CalAmp Corp. (I)	938	26,236
Calix, Inc. (I)	1,421	13,698
Ciena Corp. (I)	2,566	61,404
Cisco Systems, Inc.	126,821	2,847,131
Commscope Holding Company, Inc. (I)	4,579	86,635
Dialogic, Inc. (I)	241	84
Digi International, Inc. (I)	713	8,642
EchoStar Corp., Class A (I)	2,166	107,694
Emcore Corp. (I)	763	3,907
Emulex Corp. (I)	2,134	15,279
Extreme Networks, Inc. (I)	2,730	19,110
F5 Networks, Inc. (I)	1,819	165,274
Finisar Corp. (I)	2,207	52,791
Harmonic, Inc. (I)	2,721	20,081
Harris Corp.	2,560	178,714
Infinera Corp. (I)	2,668	26,093
InterDigital, Inc.	948	27,957
Ixia (I)	1,783	23,732
JDS Uniphase Corp. (I)	5,871	76,206
Juniper Networks, Inc. (I)	11,899	268,560
Meru Networks, Inc. (I)	433	1,866
Motorola Solutions, Inc.	6,304	425,520
NETGEAR, Inc. (I)	889	29,284
Numerex Corp., Class A (I)	926	11,992
Oplink Communications, Inc. (I)	639	11,885
Palo Alto Networks, Inc. (I)(L)	1,681	96,607
Parkervision, Inc. (I)	2,235	10,169
Plantronics, Inc.	1,109	51,513
Polycom, Inc. (I)	4,160	46,717
Powerwave Technologies, Inc. (I)(L)	912	2

The accompanying notes are an integral part of the financial statements.	190

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Procera Networks, Inc. (I)(L)	608	$9,132
QUALCOMM, Inc.	40,737	3,024,722
Riverbed Technology, Inc. (I)	4,065	73,495
Ruckus Wireless, Inc. (I)	1,798	25,532
ShoreTel, Inc. (I)	1,320	12,250
Sonus Networks, Inc. (I)	7,104	22,378
Sycamore Networks, Inc.	773	379
Technical Communications Corp.	735	5,593
Tessco Technologies, Inc.	309	12,459
Ubiquiti Networks, Inc. (I)(L)	2,142	98,446
ViaSat, Inc. (I)	1,087	68,101
		8,328,235
Computers & Peripherals - 3.0%
3D Systems Corp. (I)	2,440	226,749
Apple, Inc.	21,552	12,093,043
Avid Technology, Inc. (I)	1,037	8,452
Cray, Inc. (I)	1,015	27,872
Diebold, Inc.	1,880	62,059
Dot Hill Systems Corp. (I)	2,398	8,081
Electronics for Imaging, Inc. (I)	1,141	44,191
EMC Corp.	49,384	1,242,008
Fusion-io, Inc. (I)(L)	2,174	19,370
Hewlett-Packard Company	46,335	1,296,453
Hutchinson Technology, Inc. (I)	1,711	5,475
Imation Corp. (I)	1,203	5,630
Immersion Corp. (I)	986	10,235
Intevac, Inc. (I)	1,120	8,322
Lexmark International, Inc., Class A	1,463	51,966
NCR Corp. (I)	3,948	134,469
NetApp, Inc.	8,055	331,383
Novatel Wireless, Inc. (I)	1,074	2,545
OCZ Technology Group, Inc. (I)	1,924	69
QLogic Corp. (I)	2,269	26,842
Quantum Corp. (I)	5,832	6,998
Qumu Corp. (I)	348	4,454
SanDisk Corp.	5,725	403,842
Silicon Graphics International Corp. (I)	836	11,211
Super Micro Computer, Inc. (I)	1,005	17,246
Transact Technologies, Inc.	494	6,190
Western Digital Corp.	5,607	470,427
		16,525,582
Electronic Equipment, Instruments & Components - 0.7%
Aeroflex Holding Corp. (I)	2,123	13,800
Amphenol Corp., Class A	3,778	336,922
Anixter International, Inc.	773	69,446
Arrow Electronics, Inc. (I)	2,357	127,867
Audience, Inc. (I)	394	4,586
Avnet, Inc.	3,210	141,593
AVX Corp.	4,025	56,068
Badger Meter, Inc.	435	23,708
Belden, Inc.	1,053	74,184
Benchmark Electronics, Inc. (I)	1,407	32,474
CDW Corp/DE	4,060	94,842
Checkpoint Systems, Inc. (I)	1,010	15,928
Cognex Corp.	2,162	82,545
Coherent, Inc. (I)	623	46,345
Corning, Inc.	39,458	703,142
Dolby Laboratories, Inc., Class A (I)(L)	2,481	95,667
DTS, Inc. (I)(L)	507	12,158
Echelon Corp. (I)	1,218	2,619
Electro Rent Corp.	657	12,168
Electro Scientific Industries, Inc.	1,363	14,257

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
eMagin Corp. (I)	820	$2,321
FARO Technologies, Inc. (I)	470	27,401
FEI Company	1,012	90,432
FLIR Systems, Inc.	3,439	103,514
GSI Group, Inc. (I)	1,358	15,264
Identive Group, Inc. (I)	1,823	1,050
Ingram Micro, Inc., Class A (I)	3,568	83,705
Insight Enterprises, Inc. (I)	950	21,575
InvenSense, Inc. (I)(L)	2,246	46,672
IPG Photonics Corp. (I)(L)	1,210	93,908
Itron, Inc. (I)(L)	903	37,411
Jabil Circuit, Inc.	4,707	82,090
KEMET Corp. (I)	1,819	10,259
Littelfuse, Inc.	562	52,227
Maxwell Technologies, Inc. (I)	724	5,625
Measurement Specialties, Inc. (I)	495	30,042
Mercury Computer Systems, Inc. (I)	1,173	12,844
Mesa Laboratories, Inc.	139	10,923
Methode Electronics, Inc.	1,041	35,592
MOCON, Inc.	510	8,058
MTS Systems Corp.	413	29,426
Multi-Fineline Electronix, Inc. (I)	1,048	14,557
NAPCO Security Technologies, Inc. (I)	1,252	7,863
National Instruments Corp.	3,022	96,764
Netlist, Inc. (I)	1,027	760
OSI Systems, Inc. (I)	477	25,333
Park Electrochemical Corp.	597	17,146
Plexus Corp. (I)	830	35,931
Pulse Electronics Corp. (I)	137	396
Radisys Corp. (I)	794	1,818
RealD, Inc. (I)	1,198	10,231
Richardson Electronics, Ltd.	668	7,588
Rofin-Sinar Technologies, Inc. (I)	720	19,454
Rogers Corp. (I)	481	29,582
Sanmina Corp. (I)	2,020	33,734
ScanSource, Inc. (I)	664	28,174
Speed Commerce, Inc. (I)	2,527	11,801
SYNNEX Corp. (I)	897	60,458
Tech Data Corp. (I)	895	46,182
Trimble Navigation, Ltd. (I)	6,185	214,620
TTM Technologies, Inc. (I)	1,990	17,074
Universal Display Corp. (I)(L)	1,115	38,311
Viasystems Group, Inc. (I)	571	7,811
Vishay Intertechnology, Inc. (I)(L)	3,586	47,550
Zygo Corp. (I)	765	11,307
		3,545,103
Internet Software & Services - 3.4%
Akamai Technologies, Inc. (I)	4,229	199,524
Angie’s List, Inc. (I)(L)	1,342	20,331
AOL, Inc. (I)	1,778	82,890
Bankrate, Inc. (I)	2,362	42,374
Bazaarvoice, Inc. (I)(L)	1,789	14,169
Benefitfocus, Inc. (I)(L)	654	37,762
Blucora, Inc. (I)	1,108	32,309
Brightcove, Inc. (I)	656	9,276
BroadVision, Inc. (I)	124	1,203
Carbonite, Inc. (I)	665	7,867
ChannelAdvisor Corp. (I)	530	22,106
comScore, Inc. (I)	1,002	28,667
Constant Contact, Inc. (I)	855	26,565
Cornerstone OnDemand, Inc. (I)	1,194	63,688
CoStar Group, Inc. (I)	685	126,437

The accompanying notes are an integral part of the financial statements.	191

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Cvent, Inc. (I)	1,002	$36,463
Dealertrack Technologies, Inc. (I)	1,058	50,869
Demand Media, Inc. (I)	1,798	10,374
Demandware, Inc. (I)	757	48,539
Digital River, Inc. (I)	987	18,260
E2open, Inc. (I)(L)	598	14,298
EarthLink, Inc. (I)	2,349	11,909
eBay, Inc. (I)	30,748	1,687,758
Endurance International
Group Holdings, Inc. (I)	3,078	43,646
Envestnet, Inc. (I)	867	34,940
Equinix, Inc. (I)	1,187	210,633
Facebook, Inc., Class A	57,803	3,159,512
Gogo, Inc. (I)	2,099	52,076
Google, Inc., Class A (I)	7,901	8,854,730
IAC/InterActiveCorp	1,943	133,465
Internap Network Services Corp. (I)	1,629	12,250
IntraLinks Holdings, Inc. (I)	1,586	19,206
j2 Global, Inc. (L)	1,122	56,111
Limelight Networks, Inc. (I)	2,442	4,835
LinkedIn Corp., Class A (I)	2,787	604,305
Liquidity Services, Inc. (I)(L)	719	16,293
LivePerson, Inc. (I)	1,346	19,948
LogMeIn, Inc. (I)	689	23,116
Marchex, Inc., Class B	1,000	8,650
Marin Software, Inc. (I)(L)	788	8,069
Marketo, Inc. (I)	865	32,066
MeetMe, Inc. (I)	1,007	1,843
Millennial Media, Inc. (I)(L)	1,784	12,970
Monster Worldwide, Inc. (I)	2,708	19,308
Move, Inc. (I)	1,071	17,125
NIC, Inc.	1,581	39,319
OpenTable, Inc. (I)	554	43,971
Pandora Media, Inc. (I)	4,725	125,685
Perficient, Inc. (I)	950	22,249
QuinStreet, Inc. (I)	930	8,082
Rackspace Hosting, Inc. (I)(L)	3,233	126,507
RealNetworks, Inc. (I)	977	7,376
Responsys, Inc. (I)	1,184	32,453
Rocket Fuel, Inc. (I)	829	50,975
Shutterstock, Inc. (I)	835	69,831
Spark Networks, Inc. (I)	604	3,721
SPS Commerce, Inc. (I)	348	22,724
Stamps.com, Inc. (I)	479	20,166
support.com, Inc. (I)	1,791	6,788
Synacor, Inc. (I)	720	1,764
TechTarget, Inc. (I)	764	5,241
Textura Corp. (I)(L)	513	15,359
Travelzoo, Inc. (I)	401	8,549
Trulia, Inc. (I)(L)	930	32,801
Twitter, Inc. (I)(L)	12,973	825,731
United Online, Inc.	328	4,513
Unwired Planet, Inc. (I)	2,609	3,600
ValueClick, Inc. (I)	1,811	42,323
VeriSign, Inc. (I)	3,381	202,116
Vocus, Inc. (I)	554	6,310
Web.com Group, Inc. (I)	1,132	35,986
WebMD Health Corp. (I)	946	37,367
Xoom Corp. (I)	734	20,090
Yahoo!, Inc. (I)	24,218	979,376
Yelp, Inc. (I)	1,575	108,596
Zillow, Inc., Class A (I)(L)	912	74,538
		18,922,842

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
IT Services - 3.2%
Acxiom Corp. (I)	1,763	$65,196
Alliance Data Systems Corp. (I)	1,159	304,736
Automatic Data Processing, Inc.	11,453	925,517
Blackhawk Network Holdings, Inc. (I)	1,244	31,423
Booz Allen Hamilton Holding Corp.	3,410	65,302
Broadridge Financial Solutions, Inc.	2,909	114,964
CACI International, Inc., Class A (I)	532	38,953
Cardtronics, Inc. (I)	1,085	47,143
Cass Information Systems, Inc.	337	22,697
CIBER, Inc. (I)	2,045	8,466
Cognizant Technology
Solutions Corp., Class A (I)	7,173	724,330
Computer Sciences Corp.	3,455	193,065
Computer Task Group, Inc.	577	10,905
Convergys Corp.	2,403	50,583
CoreLogic, Inc. (I)	2,317	82,323
CSG Systems International, Inc.	918	26,989
DST Systems, Inc.	1,033	93,734
EPAM Systems, Inc. (I)	1,164	40,670
Euronet Worldwide, Inc. (I)	1,168	55,889
ExlService Holdings, Inc. (I)	766	21,157
Fidelity National Information Services, Inc.	6,911	370,982
Fiserv, Inc. (I)	6,160	363,748
FleetCor Technologies, Inc. (I)	1,966	230,356
Forrester Research, Inc.	566	21,655
Gartner, Inc. (I)	2,204	156,594
Genpact, Ltd. (I)	5,610	103,056
Global Cash Access Holdings, Inc. (I)	2,025	20,230
Global Payments, Inc.	1,823	118,477
Heartland Payment Systems, Inc. (L)	844	42,065
Higher One Holdings, Inc. (I)	1,420	13,859
IBM Corp.	25,967	4,870,630
iGATE Corp. (I)	1,475	59,236
Innodata, Inc. (I)	808	1,980
Jack Henry & Associates, Inc.	2,031	120,256
Leidos Holdings, Inc. (L)	1,988	92,422
Lender Processing Services, Inc.	2,051	76,666
Lionbridge Technologies, Inc. (I)	1,904	11,348
ManTech International Corp., Class A (L)	903	27,027
MasterCard, Inc., Class A	2,866	2,394,428
Mattersight Corp. (I)	1,020	4,886
MAXIMUS, Inc.	1,660	73,023
ModusLink Global Solutions, Inc. (I)	2,255	12,921
MoneyGram International, Inc. (I)	1,413	29,362
NCI, Inc., Class A (I)	381	2,522
NeuStar, Inc., Class A (I)(L)	1,565	78,031
Newtek Business Services Inc (I)	1,992	6,255
Paychex, Inc.	8,667	394,609
PRGX Global, Inc. (I)	959	6,444
Sapient Corp. (I)	3,338	57,948
Science Applications International Corp.	1,136	37,568
ServiceSource International, Inc. (I)	1,729	14,489
StarTek, Inc. (I)	1,027	6,665
Sykes Enterprises, Inc. (I)	1,261	27,502
Syntel, Inc. (I)	1,000	90,950
Teradata Corp. (I)	3,873	176,183
The Hackett Group, Inc.	1,608	9,986
The Western Union Company	13,129	226,475
Total System Services, Inc.	4,487	149,327
Unisys Corp. (I)(L)	1,059	35,551
Vantiv, Inc., Class A (I)(L)	4,637	151,213
VeriFone Systems, Inc. (I)	2,675	71,744
Virtusa Corp. (I)	733	27,920

The accompanying notes are an integral part of the financial statements.	192

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Visa, Inc., Class A	18,682	$4,160,108
WEX, Inc. (I)	916	90,711
		17,961,450
Office Electronics - 0.1%
Xerox Corp.	29,046	353,490
Zebra Technologies Corp., Class A (I)	1,187	64,193
		417,683
Semiconductors & Semiconductor Equipment - 1.9%
Advanced Energy Industries, Inc. (I)	919	21,008
Advanced Micro Devices, Inc. (I)(L)	17,816	68,948
Alpha & Omega Semiconductor, Ltd. (I)	721	5,559
Altera Corp.	7,671	249,538
Ambarella, Inc. (I)	697	23,649
Amkor Technology, Inc. (I)(L)	5,636	34,549
Amtech Systems, Inc. (I)	344	2,394
Analog Devices, Inc.	7,343	373,979
Applied Materials, Inc.	28,468	503,599
Applied Micro Circuits Corp. (I)	1,860	24,887
Atmel Corp. (I)	9,935	77,791
AXT, Inc. (I)	645	1,683
Broadcom Corp., Class A	13,823	409,852
Brooks Automation, Inc.	1,693	17,760
Cavium, Inc. (I)	1,306	45,070
Ceva, Inc. (I)	574	8,736
Cirrus Logic, Inc. (I)(L)	1,542	31,503
Cohu, Inc.	836	8,778
Cree, Inc. (I)	2,898	181,328
CVD Equipment Corp. (I)	259	3,761
Cypress Semiconductor Corp. (I)	3,833	40,247
Diodes, Inc. (I)	1,139	26,835
Entegris, Inc. (I)	3,313	38,431
Entropic Communications, Inc. (I)(L)	2,234	10,522
Exar Corp. (I)	1,365	16,093
Fairchild Semiconductor International, Inc. (I)	3,070	40,985
First Solar, Inc. (I)	2,345	128,131
FormFactor, Inc. (I)	1,372	8,259
Freescale Semiconductor, Ltd. (I)	6,310	101,276
GSI Technology, Inc. (I)	900	5,976
GT Advanced Technologies, Inc. (I)(L)	3,033	26,448
Hittite Microwave Corp. (I)	762	47,038
Inphi Corp. (I)	755	9,740
Integrated Device Technology, Inc. (I)	3,718	37,886
Integrated Silicon Solution, Inc. (I)	890	10,760
Intel Corp.	118,195	3,068,342
Intermolecular, Inc. (I)	1,145	5,633
International Rectifier Corp. (I)	1,650	43,016
Intersil Corp., Class A	3,066	35,167
IXYS Corp.	839	10,882
KLA-Tencor Corp.	3,912	252,168
Kopin Corp. (I)	2,337	9,862
Kulicke & Soffa Industries, Inc. (I)	1,781	23,687
Lam Research Corp. (I)	3,884	211,484
Lattice Semiconductor Corp. (I)	2,974	16,387
Linear Technology Corp.	5,513	251,117
LSI Corp.	12,675	139,679
LTX-Credence Corp. (I)	1,415	11,306
M/A-COM Technology
Solutions Holdings, Inc. (I)	1,159	19,691
Marvell Technology Group, Ltd.	11,656	167,613
Mattson Technology, Inc. (I)	1,856	5,085
Maxim Integrated Products, Inc.	6,649	185,574
MaxLinear, Inc., Class A (I)	1,309	13,653

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Micrel, Inc. (L)	1,723	$17,006
Microchip Technology, Inc. (L)	4,639	207,595
Micron Technology, Inc. (I)	24,652	536,428
Microsemi Corp. (I)	2,319	57,859
MKS Instruments, Inc.	1,286	38,503
Monolithic Power Systems, Inc. (I)(L)	895	31,021
MoSys, Inc. (I)	2,444	13,491
Nanometrics, Inc. (I)	623	11,868
NeoPhotonics Corp. (I)	1,305	9,213
NVE Corp. (I)	233	13,579
NVIDIA Corp.	13,756	220,371
OmniVision Technologies, Inc. (I)	1,411	24,269
ON Semiconductor Corp. (I)	10,601	87,352
PDF Solutions, Inc. (I)	882	22,597
Photronics, Inc. (I)	1,479	13,355
PMC-Sierra, Inc. (I)	5,216	33,539
Power Integrations, Inc.	714	39,855
QuickLogic Corp. (I)	1,411	5,573
Rambus, Inc. (I)	2,670	25,285
RF Micro Devices, Inc. (I)	6,722	34,686
Rubicon Technology, Inc. (I)	635	6,318
Rudolph Technologies, Inc. (I)	944	11,083
Semtech Corp. (I)	1,537	38,855
Silicon Image, Inc. (I)	2,196	13,505
Silicon Laboratories, Inc. (I)	1,002	43,397
Skyworks Solutions, Inc. (I)	4,403	125,750
Spansion, Inc., Class A (I)	1,657	23,016
STR Holdings, Inc. (I)	1,220	1,915
SunEdison, Inc. (I)	6,364	83,050
SunPower Corp. (I)(L)	2,842	84,720
Supertex, Inc. (I)	562	14,078
Synaptics, Inc. (I)(L)	852	44,142
Teradyne, Inc. (I)	4,605	81,140
Tessera Technologies, Inc.	1,532	30,196
Texas Instruments, Inc.	26,115	1,146,710
Transwitch Corp. (I)	1,304	7
TriQuint Semiconductor, Inc. (I)	4,009	33,435
Ultra Clean Holdings (I)	1,223	12,267
Ultratech, Inc. (I)	647	18,763
Veeco Instruments, Inc. (I)	883	29,060
Xilinx, Inc.	6,298	289,204
		10,687,401
Software - 3.8%
Accelrys, Inc. (I)	1,869	17,830
ACI Worldwide, Inc. (I)	969	62,985
Activision Blizzard, Inc.	16,474	293,731
Actuate Corp. (I)	1,416	10,917
Adobe Systems, Inc. (I)	11,948	715,446
Advent Software, Inc.	1,318	46,117
American Software, Inc., Class A	945	9,327
ANSYS, Inc. (I)	2,187	190,706
Aspen Technology, Inc. (I)	2,229	93,172
Autodesk, Inc. (I)	5,240	263,729
Blackbaud, Inc.	1,183	44,540
Bottomline Technologies, Inc. (I)	911	32,942
BroadSoft, Inc. (I)(L)	685	18,728
CA, Inc.	10,821	364,127
Cadence Design Systems, Inc. (I)	6,534	91,607
Citrix Systems, Inc. (I)	4,487	283,803
CommVault Systems, Inc. (I)	1,078	80,721
Compuware Corp.	5,237	58,707
Comverse, Inc. (I)	666	25,841
Concur Technologies, Inc. (I)(L)	1,319	136,094

The accompanying notes are an integral part of the financial statements.	193

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Cyan, Inc. (I)(L)	1,096	$5,798
Document Security Systems, Inc. (I)	1,772	3,668
Ebix, Inc. (L)	840	12,365
Electronic Arts, Inc. (I)	7,374	169,160
Ellie Mae, Inc. (I)	692	18,594
Envivio, Inc. (I)	819	2,785
EPIQ Systems, Inc.	1,028	16,664
ePlus, Inc. (I)	259	14,722
FactSet Research Systems, Inc. (L)	1,007	109,340
Fair Isaac Corp.	860	54,042
FalconStor Software, Inc. (I)	1,749	2,361
FireEye, Inc. (I)(L)	2,871	125,204
FleetMatics Group PLC (I)(L)	912	39,444
Fortinet, Inc. (I)	3,889	74,397
Gigamon, Inc. (I)	777	21,818
Glu Mobile Inc. (I)(L)	2,758	10,729
Guidance Software, Inc. (I)	867	8,757
Guidewire Software, Inc. (I)	1,611	79,052
Imperva, Inc. (I)	657	31,621
Infoblox, Inc. (I)	1,217	40,185
Informatica Corp. (I)	2,520	104,580
Interactive Intelligence Group (I)	490	33,006
Intuit, Inc.	6,994	533,782
Jive Software, Inc. (I)	1,690	19,013
Majesco Entertainment Company (I)	1,485	876
Manhattan Associates, Inc. (I)	459	53,923
Mentor Graphics Corp.	2,655	63,906
MICROS Systems, Inc. (I)(L)	1,828	104,872
Microsoft Corp.	197,641	7,397,703
MicroStrategy, Inc., Class A (I)	263	32,675
Mitek Systems, Inc. (I)	1,254	7,449
Model N, Inc. (I)	495	5,836
Monotype Imaging Holdings, Inc.	1,027	32,720
Netscout Systems, Inc. (I)	949	28,081
NetSuite, Inc. (I)	1,719	177,091
Nuance Communications, Inc. (I)(L)	7,373	112,070
Oracle Corp.	109,891	4,204,430
Pegasystems, Inc.	900	44,262
Proofpoint, Inc. (I)	933	30,948
PROS Holdings, Inc. (I)	740	29,526
PTC, Inc. (I)	2,660	94,137
QLIK Technologies, Inc. (I)	2,225	59,252
Qualys, Inc. (I)	696	16,085
Rally Software Development Corp. (I)	544	10,581
RealPage, Inc. (I)(L)	1,749	40,892
Red Hat, Inc. (I)	4,460	249,938
Rosetta Stone, Inc. (I)	599	7,320
Rovi Corp. (I)	2,277	44,834
Salesforce.com, Inc. (I)	14,181	782,649
Seachange International, Inc. (I)	1,026	12,476
ServiceNow, Inc. (I)	3,280	183,713
Silver Spring Networks, Inc. (I)	1,081	22,701
Smith Micro Software, Inc. (I)	1,763	2,609
SolarWinds, Inc. (I)	1,882	71,196
Solera Holdings, Inc.	1,671	118,240
Sonic Foundry, Inc. (I)	523	5,128
Splunk, Inc. (I)	2,483	170,508
SS&C Technologies Holdings, Inc. (I)	2,028	89,759
Symantec Corp.	16,581	390,980
Synchronoss Technologies, Inc. (I)(L)	1,046	32,499
Synopsys, Inc. (I)	3,607	146,336
Tableau Software, Inc., Class A (I)	1,445	99,604
Take-Two Interactive Software, Inc. (I)	2,282	39,638

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Tangoe, Inc. (I)(L)	807	$14,534
TeleCommunication Systems, Inc., Class A (I)	1,207	2,800
THQ, Inc. (I)	234	5
TIBCO Software, Inc. (I)	3,948	88,751
TiVo, Inc. (I)	2,924	38,363
Tyler Technologies, Inc. (I)	761	77,721
Ultimate Software Group, Inc. (I)	638	97,754
VASCO Data Security International, Inc. (I)	1,062	8,209
Verint Systems, Inc. (I)	1,301	55,865
VirnetX Holding Corp. (I)(L)	1,232	23,913
VMware, Inc., Class A (I)	10,207	915,670
Wave Systems Corp., Class A (I)(L)	485	441
Workday, Inc., Class A (I)	3,744	311,351
Zynga, Inc., Class A (I)	19,072	72,474
		21,097,451
		97,485,747
Materials - 3.5%
Chemicals - 2.3%
A. Schulman, Inc.	713	25,140
Advanced Emissions Solutions, Inc. (I)	238	12,907
Air Products & Chemicals, Inc.	4,966	555,099
Airgas, Inc.	1,763	197,192
Albemarle Corp.	1,919	121,645
American Pacific Corp. (I)	296	11,029
American Vanguard Corp.	743	18,047
Arabian American Development Company (I)	686	8,609
Ashland, Inc.	1,853	179,815
Axiall Corp.	1,627	77,185
Balchem Corp.	725	42,558
Cabot Corp.	1,475	75,815
Calgon Carbon Corp. (I)	1,429	29,395
Celanese Corp., Series A	3,805	210,455
CF Industries Holdings, Inc.	1,353	315,303
Chase Corp.	349	12,320
Chemtura Corp. (I)	2,384	66,561
Cytec Industries, Inc.	866	80,677
E.I. du Pont de Nemours & Company	21,908	1,423,363
Eastman Chemical Company	3,661	295,443
Ecolab, Inc.	7,155	746,052
Ferro Corp. (I)	2,227	28,572
Flotek Industries, Inc. (I)	1,385	27,797
FMC Corp.	3,213	242,453
FutureFuel Corp.	1,202	18,992
GSE Holding, Inc. (I)	557	1,153
H.B. Fuller Company	1,198	62,344
Hawkins, Inc.	312	11,603
Huntsman Corp.	5,713	140,540
Innophos Holdings, Inc.	533	25,904
Innospec, Inc.	621	28,703
International Flavors & Fragrances, Inc.	1,930	165,941
Intrepid Potash, Inc. (I)(L)	1,827	28,940
KMG Chemicals, Inc.	436	7,364
Kraton Performance Polymers, Inc. (I)	778	17,933
Kronos Worldwide, Inc.	2,710	51,626
Landec Corp. (I)	774	9,381
LSB Industries, Inc. (I)	541	22,192
Minerals Technologies, Inc.	820	49,257
Monsanto Company	12,667	1,476,339
NewMarket Corp.	309	103,252
Northern Technologies International Corp. (I)	346	6,418
Oci Partners LP (I)	2,042	56,359
Olin Corp. (L)	1,916	55,277

The accompanying notes are an integral part of the financial statements.	194

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
OM Group, Inc. (I)	761	$27,708
OMNOVA Solutions, Inc. (I)	1,304	11,879
Penford Corp. (I)	473	6,078
Petrologistics LP	3,262	38,002
PolyOne Corp.	2,353	83,179
PPG Industries, Inc.	3,376	640,292
Praxair, Inc.	6,972	906,569
Quaker Chemical Corp.	343	26,435
Rentech Nitrogen Partners LP	799	14,062
Rockwood Holdings, Inc.	1,807	129,959
RPM International, Inc.	3,162	131,255
Senomyx, Inc. (I)	1,262	6,386
Sensient Technologies Corp.	1,240	60,165
Sigma-Aldrich Corp.	2,846	267,552
Stepan Company	506	33,209
Taminco Corp. (I)	1,526	30,840
Terra Nitrogen Company LP	426	60,109
The Dow Chemical Company	28,789	1,278,232
The Mosaic Company	10,149	479,743
The Scotts Miracle-Gro Company, Class A	1,434	89,223
The Sherwin-Williams Company	2,430	445,905
Tredegar Corp.	888	25,583
Valhi, Inc. (L)	7,686	135,120
Valspar Corp.	2,052	146,287
W.R. Grace & Company (I)	1,828	180,734
Westlake Chemical Corp.	1,556	189,941
Zep, Inc.	592	10,751
Zoltek Companies, Inc. (I)	1,116	18,693
		12,616,841
Construction Materials - 0.1%
Eagle Materials, Inc.	1,200	92,916
Headwaters, Inc. (I)	1,748	17,113
Martin Marietta Materials, Inc.	1,072	107,136
Texas Industries, Inc. (I)(L)	700	48,146
United States Lime & Minerals, Inc. (I)	212	12,968
Vulcan Materials Company	3,128	185,866
		464,145
Containers & Packaging - 0.3%
AEP Industries, Inc. (I)	171	9,034
Aptargroup, Inc.	1,558	105,648
Avery Dennison Corp.	2,321	116,491
Ball Corp.	3,323	171,666
Bemis Company, Inc.	2,394	98,058
Berry Plastics Group, Inc. (I)	2,678	63,710
Crown Holdings, Inc. (I)	3,205	142,847
Graphic Packaging Holding Company (I)	8,484	81,446
Greif, Inc., Class A	1,126	59,002
MeadWestvaco Corp.	4,191	154,774
Myers Industries, Inc.	984	20,782
Owens-Illinois, Inc. (I)	3,934	140,759
Packaging Corp. of America	2,346	148,455
Rock-Tenn Company, Class A	1,658	174,107
Sealed Air Corp.	4,745	161,567
Silgan Holdings, Inc.	1,489	71,502
Sonoco Products Company	2,324	96,957
UFP Technologies, Inc. (I)	312	7,869
		1,824,674
Metals & Mining - 0.7%
A. M. Castle & Company (I)	676	9,985
AK Steel Holding Corp. (I)(L)	3,919	32,136
Alcoa, Inc. (L)	25,518	271,256

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Allegheny Technologies, Inc. (L)	2,513	$89,538
Allied Nevada Gold Corp. (I)(L)	1,954	6,937
AMCOL International Corp.	808	27,456
Carpenter Technology Corp.	1,236	76,879
Century Aluminum Company (I)	2,202	23,033
Cliffs Natural Resources, Inc. (L)	3,602	94,408
Coeur d’Alene Mines Corp. (I)	2,424	26,300
Commercial Metals Company	2,880	58,550
Compass Minerals International, Inc.	779	62,359
Freeport-McMoRan Copper & Gold, Inc.	24,600	928,404
General Moly, Inc. (I)	2,672	3,580
Globe Specialty Metals, Inc.	1,837	33,084
Golden Minerals Company (I)	848	400
Handy & Harman, Ltd. (I)	604	14,623
Haynes International, Inc.	336	18,561
Hecla Mining Company (L)	9,520	29,322
Hi-crush Partners LP	781	29,662
Horsehead Holding Corp. (I)	1,401	22,710
Materion Corp.	519	16,011
Midway Gold Corp. (I)(L)	3,078	2,493
Molycorp, Inc. (I)(L)	6,266	35,215
Newmont Mining Corp.	11,727	270,073
Noranda Aluminum Holding Corp.	1,665	5,478
Nucor Corp.	7,483	399,443
Olympic Steel, Inc.	370	10,723
Paramount Gold and Silver Corp. (I)(L)	4,437	4,134
Prospect Global Resources, Inc. (I)	53	92
Reliance Steel & Aluminum Company	1,791	135,829
Royal Gold, Inc.	1,516	69,842
RTI International Metals, Inc. (I)(L)	816	27,915
Schnitzer Steel Industries, Inc., Class A (L)	687	22,444
Solitario Exploration & Royalty Corp. (I)	2,030	1,726
Southern Copper Corp.	20,082	576,554
Steel Dynamics, Inc.	5,347	104,480
Stillwater Mining Company (I)(L)	2,775	34,244
SunCoke Energy Partners LP	506	13,713
SunCoke Energy, Inc. (I)	1,802	41,104
Synalloy Corp.	473	7,265
Tahoe Resources, Inc. (I)	3,348	55,711
United States Steel Corp. (L)	3,359	99,091
Universal Stainless & Alloy (I)	230	8,294
US Antimony Corp. (I)	2,052	4,042
Vista Gold Corp. (I)	3,085	1,173
Walter Energy, Inc. (L)	1,471	24,463
Worthington Industries, Inc.	1,600	67,328
		3,898,063
Paper & Forest Products - 0.1%
Boise Cascade Company (I)	927	27,328
Clearwater Paper Corp. (I)	576	30,240
Deltic Timber Corp.	331	22,488
Domtar Corp.	787	74,246
International Paper Company	10,551	517,316
KapStone Paper and Packaging Corp. (I)	1,194	66,697
Louisiana-Pacific Corp. (I)	3,252	60,195
Neenah Paper, Inc.	450	19,247
P.H. Glatfelter Company	1,142	31,565
Schweitzer-Mauduit International, Inc.	763	39,272
Verso Paper Corp. (I)	1,827	1,160
Wausau Paper Corp.	1,441	18,272
		908,026
		19,711,749

The accompanying notes are an integral part of the financial statements.	195

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunication Services - 2.2%
Diversified Telecommunication Services - 1.8%
8x8, Inc. (I)	2,375	$24,130
Alaska Communications
Systems Group, Inc. (I)	1,419	3,008
American Tower Corp.	9,293	741,767
AT&T, Inc.	125,989	4,429,773
Atlantic Tele-Network, Inc.	401	22,685
Cbeyond, Inc. (I)	824	5,686
CenturyLink, Inc.	14,173	451,410
Cincinnati Bell, Inc. (I)	6,374	22,691
Cogent Communications Group, Inc.	1,163	46,997
Consolidated Communications Holdings, Inc.	1,056	20,729
Fairpoint Communications, Inc. (I)(L)	1,453	16,433
Frontier Communications Corp. (L)	22,724	105,667
General Communication, Inc., Class A (I)	950	10,593
Globalstar, Inc. (I)(L)	12,794	22,390
IDT Corp., Class B	605	10,811
inContact, Inc. (I)	1,358	10,606
Inteliquent, Inc.	876	10,004
Iridium Communications, Inc. (I)(L)	1,659	10,385
Level 3 Communications, Inc. (I)	5,373	178,222
Lumos Networks Corp.	555	11,655
NTS, Inc. (I)	2,840	5,595
Premiere Global Services, Inc. (I)	1,491	17,281
Straight Path
Communications, Inc., Class B (I)	302	2,473
Towerstream Corp. (I)	2,254	6,672
tw telecom, Inc. (I)	3,403	103,689
Verizon Communications, Inc.	67,906	3,336,901
Vonage Holdings Corp. (I)	4,929	16,414
Windstream Holdings, Inc. (L)	13,707	109,382
		9,754,049
Wireless Telecommunication Services - 0.4%
Boingo Wireless, Inc. (I)(L)	1,153	7,391
Crown Castle International Corp. (I)	7,828	574,810
Leap Wireless International, Inc. (I)	2,036	35,426
NII Holdings, Inc. (I)(L)	4,011	11,030
NTELOS Holdings Corp.	555	11,228
SBA Communications Corp., Class A (I)	3,045	273,563
Shenandoah Telecommunications Company	652	16,737
Sprint Corp. (I)(L)	71,891	772,828
T-Mobile US, Inc. (I)	19,125	643,365
Telephone & Data Systems, Inc.	2,523	65,043
United States Cellular Corp. (L)	2,040	85,313
USA Mobility, Inc.	574	8,197
		2,504,931
		12,258,980
Utilities - 2.6%
Electric Utilities - 1.3%
ALLETE, Inc.	1,049	52,324
American Electric Power Company, Inc.	11,507	537,837
Cleco Corp.	1,529	71,282
Duke Energy Corp.	16,725	1,154,192
Edison International	7,714	357,158
El Paso Electric Company	1,103	38,726
Entergy Corp.	4,107	259,850
Exelon Corp.	20,450	560,126
FirstEnergy Corp.	9,796	323,072
Great Plains Energy, Inc.	3,613	87,579
Hawaiian Electric Industries, Inc.	2,581	67,261
IDACORP, Inc.	1,281	66,407

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
ITC Holdings Corp.	1,296	$124,183
MGE Energy, Inc.	631	36,535
NextEra Energy, Inc.	10,072	862,365
Northeast Utilities	7,468	316,569
OGE Energy Corp.	4,841	164,110
Pepco Holdings, Inc.	5,969	114,187
Pinnacle West Capital Corp.	2,644	139,920
PNM Resources, Inc.	1,941	46,817
Portland General Electric Company (L)	1,931	58,316
PPL Corp.	14,918	448,883
The Empire District Electric Company	1,384	31,403
The Southern Company	20,743	852,745
UIL Holdings Corp.	1,427	55,296
Unitil Corp.	738	22,502
UNS Energy Corp.	1,044	62,483
Westar Energy, Inc.	3,098	99,663
Xcel Energy, Inc.	11,892	332,262
		7,344,053
Gas Utilities - 0.2%
AGL Resources, Inc.	2,701	127,568
AmeriGas Partners LP	2,133	95,068
Atmos Energy Corp.	2,121	96,336
Delta Natural Gas Company, Inc.	736	16,472
Ferrellgas Partners LP	1,968	45,166
Gas Natural, Inc.	653	5,244
National Fuel Gas Company	1,972	140,801
New Jersey Resources Corp.	982	45,408
Northwest Natural Gas Company	595	25,478
Piedmont Natural Gas Company, Inc. (L)	1,684	55,841
Questar Corp.	4,171	95,891
South Jersey Industries, Inc.	786	43,985
Southwest Gas Corp.	1,053	58,873
Star Gas Partners LP	2,049	10,757
Suburban Propane Partners LP	1,355	63,550
The Laclede Group, Inc.	737	33,563
UGI Corp.	2,673	110,823
WGL Holdings, Inc.	1,161	46,510
		1,117,334
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	17,590	255,231
Atlantic Power Corp. (L)	2,517	8,759
Calpine Corp. (I)	10,455	203,977
NRG Energy, Inc.	7,622	218,904
Ormat Technologies, Inc.	1,274	34,666
Synthesis Energy Systems, Inc. (I)	2,507	1,504
		723,041
Multi-Utilities - 0.9%
Alliant Energy Corp.	2,685	138,546
Ameren Corp.	5,737	207,450
Avista Corp.	1,574	44,371
Black Hills Corp.	1,152	60,492
CenterPoint Energy, Inc.	10,226	237,039
CMS Energy Corp.	6,393	171,141
Consolidated Edison, Inc.	6,940	383,643
Dominion Resources, Inc.	13,708	886,771
DTE Energy Company	4,098	272,066
Integrys Energy Group, Inc.	1,826	99,353
MDU Resources Group, Inc.	4,469	136,528
NiSource, Inc.	7,353	241,767
NorthWestern Corp.	970	42,020
PG&E Corp.	10,532	424,229

The accompanying notes are an integral part of the financial statements.	196

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	11,975	$383,679
SCANA Corp.	3,306	155,151
Sempra Energy	5,747	515,851
TECO Energy, Inc. (L)	5,130	88,441
Vectren Corp.	1,933	68,622
Wisconsin Energy Corp.	5,386	222,657
		4,779,817
Water Utilities - 0.1%
American States Water Company	1,023	29,391
American Water Works Company, Inc.	4,074	172,167
Aqua America, Inc.	4,219	99,526
California Water Service Group	1,338	30,868
Connecticut Water Service, Inc.	386	13,707
Middlesex Water Company	892	18,678
SJW Corp.	822	24,487
York Water Company	973	20,365
		409,189
		14,373,434
TOTAL COMMON STOCKS (Cost $327,022,755)		$535,771,017

CORPORATE BONDS - 0.0%
Financials - 0.0%
GAMCO Investors, Inc. Zero
Coupon 12/31/2015 (Z)	$2,800	$2,798
TOTAL CORPORATE BONDS (Cost $2,349)		$2,798

RIGHTS - 0.0%
Celgene Corp. (Expiration Date: 12/31/2030;
Strike Price: $0.01) (I)	1,041	2,852
Cubist Pharmaceuticals, Inc. (Expiration
Date: 12/31/2016) (I)(N)	1,209	1,632
Exco Resources, Inc. (I)(L)(N)	5,188	830
Fresenius Kabi Pharmaceuticals Holding, Inc.
(Expiration Date: 06/11/2030; Strike
Price: $0.02) (I)	4,291	0
Sanofi (Expiration Date: 12/31/2020; Strike
Price: EUR 2.00) (I)(L)	6,678	2,271
Wright Medical Group, Inc. (Expiration
Date: 01/02/2024) (I)(N)	557	180
TOTAL RIGHTS (Cost $29,608)		$7,765

WARRANTS - 0.0%
Dynegy, Inc. (Expiration Date: 10/02/2017;
Strike Price: $40.00) (I)	456	620
Magnum Hunter Resources Corp. (Expiration
Date: 04/15/2016) (I)(L)(N)	420	610
Tejon Ranch Company (Expiration Date:
08/31/2016; Strike Price: $40.00) (I)	72	385
TOTAL WARRANTS (Cost $55,001)		$1,615

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	1,416,142	14,171,755
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,172,592)		$14,171,755

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 3.7%
Repurchase Agreement - 3.7%
Repurchase Agreement with State Street Corp.
dated 12/31/2013 at 0.000% to be
repurchased at $20,311,000 on 01/02/2014,
collateralized by $21,195,000 U.S. Treasury
Bonds, 3.750% due 11/15/2043 (valued at
$20,718,113, including interest)	$20,311,000	$20,311,000
TOTAL SHORT-TERM INVESTMENTS (Cost $20,311,000)		$20,311,000
Total Investments (Total Stock Market Index Trust)
(Cost $361,593,305) - 102.7%		$570,265,950
Other assets and liabilities, net - (2.7%)		(14,924,771)
TOTAL NET ASSETS - 100.0%		$555,341,179

U.S. Equity Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.6%
Consumer Discretionary - 9.0%
Auto Components - 0.3%
Autoliv, Inc.	2,800	$257,040
Dana Holding Corp.	9,800	192,276
Delphi Automotive PLC	14,900	895,937
Johnson Controls, Inc.	9,600	492,480
Lear Corp.	3,400	275,298
TRW Automotive Holdings Corp. (I)	7,300	543,047
		2,656,078
Automobiles - 0.5%
Ford Motor Company	66,200	1,021,466
General Motors Company (I)	99,000	4,046,125
		5,067,591
Distributors - 0.2%
Genuine Parts Company (L)	22,500	1,871,775
Diversified Consumer Services - 0.1%
Apollo Education Group, Inc. (I)	8,700	237,684
Capella Education Company	900	59,796
Corinthian Colleges, Inc. (I)	10,300	18,334
DeVry Education Group, Inc. (L)	6,800	241,400
Graham Holdings Company	100	66,332
ITT Educational Services, Inc. (I)	1,900	63,802
		687,348
Hotels, Restaurants & Leisure - 2.9%
Burger King Worldwide, Inc.	11,200	256,032
Caesars Entertainment Corp. (I)	7,500	161,550
Einstein Noah Restaurant Group, Inc.	3,000	43,500
McDonald’s Corp.	159,751	15,500,640
Panera Bread Company, Class A (I)	4,850	856,947
Ruth’s Hospitality Group, Inc.	6,300	89,523
Starbucks Corp.	105,500	8,270,145
Yum! Brands, Inc.	30,100	2,275,861
		27,454,198
Household Durables - 0.1%
Helen of Troy, Ltd. (I)	2,200	108,922
Skullcandy, Inc. (I)	2,100	15,141
Taylor Morrison Home Corp., Class A (I)	14,789	332,013

The accompanying notes are an integral part of the financial statements.	197

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Tempur Sealy International, Inc. (I)	3,500	$188,860
		644,936
Internet & Catalog Retail - 0.0%
Liberty Interactive Corp., Series A (I)	8,100	237,735
Liberty Ventures, Series A (I)	1,600	196,144
		433,879
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	5,500	302,555
Media - 0.3%
Clear Channel Outdoor Holdings, Inc., Class A	4,900	49,686
DIRECTV (I)	9,900	683,991
Gannett Company, Inc.	17,900	529,482
John Wiley & Sons, Inc., Class A	3,000	165,600
Live Nation Entertainment, Inc. (I)	6,100	120,536
Meredith Corp.	3,100	160,580
Morningstar, Inc.	4,300	335,787
Starz - Liberty Capital (I)	7,500	219,300
Valassis Communications, Inc. (L)	5,000	171,250
Viacom, Inc., Class B	7,500	655,050
		3,091,262
Multiline Retail - 0.5%
Big Lots, Inc. (I)	6,000	193,740
Dollar Tree, Inc. (I)	34,760	1,961,159
Family Dollar Stores, Inc.	14,800	961,556
J.C. Penney Company, Inc. (I)(L)	18,900	172,935
Kohl’s Corp.	13,800	783,150
Sears Holdings Corp. (I)(L)	20,600	1,010,224
		5,082,764
Specialty Retail - 2.3%
Advance Auto Parts, Inc.	8,200	907,576
AutoNation, Inc. (I)	14,500	720,505
AutoZone, Inc. (I)	4,500	2,150,730
Barnes & Noble, Inc. (I)(L)	7,600	113,620
Bed Bath & Beyond, Inc. (I)	55,800	4,480,740
Best Buy Company, Inc.	18,100	721,828
CST Brands, Inc.	7,395	271,544
Express, Inc. (I)	7,500	140,025
GameStop Corp., Class A	10,092	497,132
Guess?, Inc.	7,000	217,490
O’Reilly Automotive, Inc. (I)	8,700	1,119,777
Ross Stores, Inc.	35,700	2,675,001
Sears Hometown and Outlet Stores, Inc. (I)	6,700	170,850
Staples, Inc.	55,300	878,717
The Gap, Inc.	400	15,632
TJX Companies, Inc.	111,700	7,118,641
		22,199,808
Textiles, Apparel & Luxury Goods - 1.8%
Coach, Inc.	46,200	2,593,206
Deckers Outdoor Corp. (I)	2,700	228,042
Hanesbrands, Inc.	2,700	189,729
Iconix Brand Group, Inc. (I)	4,700	186,590
NIKE, Inc., Class B	114,020	8,966,533
Ralph Lauren Corp.	9,300	1,642,101
VF Corp.	56,840	3,543,406
		17,349,607
		86,841,801

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 21.5%
Beverages - 5.3%
Beam, Inc.	5,400	$367,524
Brown-Forman Corp., Class B	20,598	1,556,591
Dr. Pepper Snapple Group, Inc.	16,000	779,520
Monster Beverage Corp. (I)	23,840	1,615,637
PepsiCo, Inc.	246,076	20,409,543
The Coca-Cola Company	636,800	26,306,208
		51,035,023
Food & Staples Retailing - 4.5%
Costco Wholesale Corp.	50,000	5,950,500
CVS Caremark Corp.	129,600	9,275,472
Rite Aid Corp. (I)	59,600	301,576
Safeway, Inc.	16,000	521,120
Spartan Stores, Inc.	2,000	48,560
SUPERVALU, Inc. (I)	27,100	197,559
Sysco Corp.	96,800	3,494,480
The Kroger Company	15,800	624,574
Wal-Mart Stores, Inc.	260,980	20,536,516
Walgreen Company	44,900	2,579,056
		43,529,413
Food Products - 1.9%
Archer-Daniels-Midland Company	15,600	677,040
Campbell Soup Company (L)	27,300	1,181,544
General Mills, Inc.	113,900	5,684,749
Green Mountain Coffee Roasters, Inc. (I)(L)	4,000	302,320
Hormel Foods Corp.	24,400	1,102,148
Kellogg Company	37,300	2,277,911
McCormick & Company, Inc.	20,100	1,385,292
Mead Johnson Nutrition Company	21,700	1,817,592
Pilgrim’s Pride Corp. (I)	7,200	117,000
The Hershey Company	25,300	2,459,919
The J.M. Smucker Company	9,200	953,304
Tyson Foods, Inc., Class A	6,800	227,528
		18,186,347
Household Products - 5.8%
Church & Dwight Company, Inc.	23,300	1,544,324
Colgate-Palmolive Company	149,680	9,760,633
Energizer Holdings, Inc.	2,300	248,952
Kimberly-Clark Corp.	60,700	6,340,722
The Clorox Company	21,500	1,994,340
The Procter & Gamble Company	434,600	35,380,786
		55,269,757
Personal Products - 0.5%
Avon Products, Inc.	15,600	268,632
Herbalife, Ltd. (L)	15,500	1,219,850
Nu Skin Enterprises, Inc., Class A	5,100	704,922
The Estee Lauder Companies, Inc., Class A	38,762	2,919,554
USANA Health Sciences, Inc. (I)	600	45,348
		5,158,306
Tobacco - 3.5%
Altria Group, Inc.	65,900	2,529,901
Lorillard, Inc.	61,770	3,130,504
Philip Morris International, Inc.	287,384	25,039,768
Reynolds American, Inc.	52,700	2,634,473
Universal Corp. (L)	2,800	152,880
		33,487,526
		206,666,372

The accompanying notes are an integral part of the financial statements.	198

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy - 3.5%
Energy Equipment & Services - 0.0%
Gulfmark Offshore, Inc., Class A	3,100	$146,103
Oil, Gas & Consumable Fuels - 3.5%
Apache Corp.	21,090	1,812,475
Chesapeake Energy Corp.	10,100	274,114
Chevron Corp.	105,571	13,186,874
ConocoPhillips	43,700	3,087,405
Exxon Mobil Corp.	70,600	7,144,720
Harvest Natural Resources, Inc. (I)(L)	3,600	16,272
Hess Corp.	9,600	796,800
Marathon Oil Corp.	25,500	900,150
Marathon Petroleum Corp.	15,900	1,458,507
Murphy Oil Corp.	6,200	402,256
Occidental Petroleum Corp.	12,935	1,230,119
Overseas Shipholding Group, Inc. (I)	14,400	110,160
Phillips 66	20,400	1,573,452
Tesoro Corp.	4,900	286,650
Valero Energy Corp.	16,500	831,600
WPX Energy, Inc. (I)	11,500	234,370
		33,345,924
		33,492,027
Financials - 5.4%
Capital Markets - 0.5%
Ameriprise Financial, Inc.	3,200	368,160
Apollo Investment Corp.	18,500	156,880
Ares Capital Corp.	11,900	211,463
Federated Investors, Inc., Class B	7,500	216,000
Fifth Street Finance Corp.	13,729	126,993
FXCM, Inc., Class A (L)	9,400	167,696
Golub Capital BDC, Inc. (L)	6,100	116,571
Legg Mason, Inc.	5,600	243,488
Morgan Stanley	34,300	1,075,648
PennantPark Investment Corp.	11,100	128,760
Solar Capital, Ltd.	6,200	139,810
State Street Corp.	8,600	631,154
TD Ameritrade Holding Corp.	7,200	220,608
The Bank of New York Mellon Corp.	100	3,494
The Goldman Sachs Group, Inc.	7,400	1,311,724
Waddell & Reed Financial, Inc., Class A	3,300	214,896
		5,333,345
Commercial Banks - 0.6%
Columbia Banking System, Inc.	4,900	134,799
KeyCorp	22,300	299,266
OmniAmerican Bancorp, Inc. (I)	700	14,966
PNC Financial Services Group, Inc.	13,800	1,070,604
Popular, Inc. (I)	7,600	218,348
Wells Fargo & Company	80,000	3,632,000
		5,369,983
Consumer Finance - 0.3%
American Express Company	6,600	598,818
Capital One Financial Corp.	9,900	758,439
Cash America International, Inc.	4,100	157,030
Nelnet, Inc., Class A	2,400	101,136
SLM Corp.	33,900	890,892
World Acceptance Corp. (I)(L)	1,800	157,554
		2,663,869
Diversified Financial Services - 1.7%
Bank of America Corp.	223,872	3,485,687
Citigroup, Inc.	116,500	6,070,815

U.S. Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services (continued)
Interactive Brokers Group, Inc., Class A	5,700	$138,738
JPMorgan Chase & Company	116,600	6,818,768
		16,514,008
Insurance - 2.1%
Aflac, Inc.	30,100	2,010,680
American Equity Investment Life
Holding Company	7,400	195,212
American Financial Group, Inc.	6,900	398,268
American International Group, Inc.	74,200	3,787,910
Aon PLC	4,800	402,672
Assurant, Inc.	8,100	537,597
Assured Guaranty, Ltd.	8,700	205,233
Genworth Financial, Inc., Class A (I)	42,200	655,366
Hartford Financial Services Group, Inc.	34,600	1,253,558
Lincoln National Corp.	21,200	1,094,344
Loews Corp.	7,400	356,976
Maiden Holdings, Ltd.	7,300	79,789
MetLife, Inc.	53,400	2,879,328
National Western Life Insurance
Company, Class A	100	22,355
Old Republic International Corp.	11,800	203,786
Primerica, Inc.	5,200	223,132
Principal Financial Group, Inc.	15,300	754,443
Protective Life Corp.	6,700	339,422
Prudential Financial, Inc.	25,700	2,370,054
StanCorp Financial Group, Inc. (L)	4,300	284,875
Symetra Financial Corp.	13,300	252,168
The Allstate Corp.	11,500	627,210
The Travelers Companies, Inc.	200	18,108
Torchmark Corp.	6,500	507,975
Unum Group	24,100	845,428
Validus Holdings, Ltd.	6,200	249,798
		20,555,687
Real Estate Investment Trusts - 0.2%
American Capital Agency Corp.	21,600	416,664
ARMOUR Residential REIT, Inc.	38,400	153,984
Chimera Investment Corp.	75,800	234,980
General Growth Properties, Inc.	700	14,049
Invesco Mortgage Capital, Inc.	10,700	157,076
NorthStar Realty Finance Corp.	17,600	236,720
PennyMac Mortgage Investment Trust	6,900	158,424
Starwood Property Trust, Inc.	7,300	202,210
		1,574,107
Real Estate Management & Development - 0.0%
Tejon Ranch Company (I)	800	29,408
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp. (I)	21,600	182,304
		52,222,711
Health Care - 24.9%
Biotechnology - 1.4%
Amgen, Inc.	24,100	2,751,256
Biogen Idec, Inc. (I)	23,650	6,616,088
Celgene Corp. (I)	12,100	2,044,416
Gilead Sciences, Inc. (I)	9,902	744,135
Idenix Pharmaceuticals, Inc. (I)(L)	25,700	153,686
PDL BioPharma, Inc. (L)	19,100	161,204
Theravance, Inc. (I)(L)	13,300	474,145
		12,944,930

The accompanying notes are an integral part of the financial statements.	199

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies - 5.6%
Abbott Laboratories	207,001	$7,934,348
Baxter International, Inc.	87,001	6,050,920
Becton, Dickinson and Company	36,700	4,054,983
Boston Scientific Corp. (I)	31,100	373,822
C.R. Bard, Inc.	12,490	1,672,911
CareFusion Corp. (I)	6,300	250,866
Covidien PLC	74,100	5,046,210
DENTSPLY International, Inc.	10,600	513,888
Edwards Lifesciences Corp. (I)	18,920	1,244,179
IDEXX Laboratories, Inc. (I)(L)	9,100	967,967
Intuitive Surgical, Inc. (I)	6,470	2,484,998
Medtronic, Inc.	187,666	10,770,152
ResMed, Inc. (L)	23,200	1,092,256
St. Jude Medical, Inc.	55,800	3,456,810
Stryker Corp.	49,500	3,719,430
Varian Medical Systems, Inc. (I)	18,100	1,406,189
Zimmer Holdings, Inc.	31,900	2,972,761
		54,012,690
Health Care Providers & Services - 4.8%
Aetna, Inc.	34,463	2,363,817
AmerisourceBergen Corp.	16,800	1,181,208
Amsurg Corp. (I)	3,800	174,496
Cardinal Health, Inc.	15,600	1,042,236
Cigna Corp.	16,000	1,399,680
Community Health Systems, Inc. (I)	8,300	325,941
Express Scripts Holding Company (I)	113,600	7,979,264
HCA Holdings, Inc. (I)	19,900	949,429
Health Management
Associates, Inc., Class A (I)	23,900	313,090
Henry Schein, Inc. (I)	14,400	1,645,344
Humana, Inc.	15,100	1,558,622
Laboratory Corp. of America Holdings (I)	33,700	3,079,169
LifePoint Hospitals, Inc. (I)	5,800	306,472
McKesson Corp.	2,500	403,500
MEDNAX, Inc. (I)	22,800	1,217,064
Patterson Companies, Inc.	12,600	519,120
Quest Diagnostics, Inc.	27,900	1,493,766
Tenet Healthcare Corp. (I)	5,100	214,812
UnitedHealth Group, Inc.	230,222	17,335,717
Universal Health Services, Inc., Class B	3,200	260,032
WellPoint, Inc.	26,400	2,439,096
		46,201,875
Health Care Technology - 0.2%
Cerner Corp. (I)	41,480	2,312,095
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. (I)	8,700	659,460
Mettler-Toledo International, Inc. (I)	2,901	703,754
Techne Corp.	4,300	407,081
Waters Corp. (I)	14,100	1,410,000
		3,180,295
Pharmaceuticals - 12.6%
AbbVie, Inc.	41,800	2,207,458
Allergan, Inc.	48,074	5,340,060
Bristol-Myers Squibb Company	214,000	11,374,100
Eli Lilly & Company	176,301	8,991,351
Endo Health Solutions, Inc. (I)(L)	8,000	539,680
Forest Laboratories, Inc. (I)	5,500	330,165
Johnson & Johnson	478,700	43,844,133
Merck & Company, Inc.	467,856	23,416,193
Perrigo Company PLC	8,100	1,243,026

U.S. Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	762,494	$23,355,191
		120,641,357
		239,293,242
Industrials - 4.5%
Aerospace & Defense - 0.7%
Alliant Techsystems, Inc.	2,900	352,872
Engility Holdings, Inc. (I)(L)	5,500	183,700
Exelis, Inc.	17,100	325,926
General Dynamics Corp.	19,000	1,815,450
Huntington Ingalls Industries, Inc.	3,200	288,032
L-3 Communications Holdings, Inc.	7,500	801,450
Moog, Inc., Class A (I)	2,000	135,880
National Presto Industries, Inc.	200	16,100
Northrop Grumman Corp.	4,800	550,128
Raytheon Company	16,900	1,532,830
United Technologies Corp.	7,300	830,740
		6,833,108
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	26,600	1,551,844
Airlines - 0.1%
Delta Air Lines, Inc.	15,900	436,773
Spirit Airlines, Inc. (I)	3,700	168,017
United Continental Holdings, Inc. (I)	7,100	268,593
		873,383
Commercial Services & Supplies - 0.4%
Cenveo, Inc. (I)	3,600	12,384
Deluxe Corp. (L)	4,800	250,512
Pitney Bowes, Inc. (L)	17,100	398,430
Quad/Graphics, Inc. (L)	3,800	103,474
R.R. Donnelley & Sons Company (L)	15,200	308,256
Rollins, Inc.	13,400	405,886
Stericycle, Inc. (I)	14,300	1,661,231
United Stationers, Inc.	4,400	201,916
Waste Management, Inc.	9,600	430,752
		3,772,841
Construction & Engineering - 0.1%
URS Corp.	3,600	190,764
Tutor Perini Corp. (I)	4,900	128,870
AECOM Technology Corp. (I)	5,700	167,751
Jacobs Engineering Group, Inc. (I)	4,400	277,156
		764,541
Electrical Equipment - 0.0%
Eaton Corp. PLC	300	22,836
Emerson Electric Company	300	21,054
		43,890
Industrial Conglomerates - 2.4%
3M Company	116,800	16,381,200
Danaher Corp.	87,000	6,716,400
		23,097,600
Machinery - 0.1%
Dover Corp.	3,800	366,852
Navistar International Corp. (I)(L)	4,000	152,760
		519,612
Professional Services - 0.3%
FTI Consulting, Inc. (I)	3,800	156,332
ICF International, Inc. (I)	1,500	52,065
Navigant Consulting, Inc. (I)	1,600	30,720

The accompanying notes are an integral part of the financial statements.	200

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
The Dun & Bradstreet Corp.	3,900	$478,725
Towers Watson & Company, Class A	2,900	370,069
Verisk Analytics, Inc., Class A (I)	23,400	1,537,848
		2,625,759
Trading Companies & Distributors - 0.3%
Fastenal Company	17,100	812,421
W.W. Grainger, Inc.	8,100	2,068,902
Aircastle, Ltd.	6,300	120,708
		3,002,031
Transportation Infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. (I)	15,600	341,952
		43,426,561
Information Technology - 28.6%
Communications Equipment - 3.3%
Brocade Communications Systems, Inc. (I)	24,900	220,863
Cisco Systems, Inc.	498,219	11,185,017
Harris Corp.	3,700	258,297
QUALCOMM, Inc.	264,402	19,631,849
ViaSat, Inc. (I)(L)	7,900	494,935
		31,790,961
Computers & Peripherals - 2.9%
Apple, Inc.	21,860	12,265,865
EMC Corp.	282,700	7,109,905
Hewlett-Packard Company	210,149	5,879,969
Lexmark International, Inc., Class A	7,300	259,296
Seagate Technology PLC	15,500	870,480
Western Digital Corp.	17,600	1,476,640
		27,862,155
Electronic Equipment, Instruments & Components - 0.4%
Arrow Electronics, Inc. (I)	8,700	471,975
Avnet, Inc.	8,400	370,524
Corning, Inc.	68,300	1,217,106
Dolby Laboratories, Inc., Class A (I)	2,300	88,688
Flextronics International, Ltd. (I)	33,500	260,295
Ingram Micro, Inc., Class A (I)	15,600	365,976
Sanmina Corp. (I)	5,400	90,180
ScanSource, Inc. (I)	2,000	84,860
SYNNEX Corp. (I)	3,300	222,420
TE Connectivity, Ltd.	12,700	699,897
Tech Data Corp. (I)	3,400	175,440
		4,047,361
Internet Software & Services - 5.1%
Google, Inc., Class A (I)	43,421	48,662,349
j2 Global, Inc. (L)	3,700	185,037
VistaPrint NV (I)(L)	5,800	329,730
		49,177,116
IT Services - 7.1%
Accenture PLC, Class A	103,100	8,476,882
Amdocs, Ltd.	27,700	1,142,348
Automatic Data Processing, Inc.	77,900	6,295,099
Booz Allen Hamilton Holding Corp.	7,000	134,050
Broadridge Financial Solutions, Inc.	15,400	608,608
CACI International, Inc., Class A (I)	2,700	197,694
Cognizant Technology
Solutions Corp., Class A (I)	48,400	4,887,432
Computer Sciences Corp.	200	11,176
Fiserv, Inc. (I)	22,800	1,346,340
Global Payments, Inc.	10,300	669,397

U.S. Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
Higher One Holdings, Inc. (I)	8,300	$81,008
IBM Corp.	180,402	33,838,003
Jack Henry & Associates, Inc.	14,800	876,308
Leidos Holdings, Inc. (L)	3,500	162,715
ManTech International Corp., Class A (L)	6,100	182,573
MasterCard, Inc., Class A	4,300	3,592,478
NeuStar, Inc., Class A (I)(L)	11,900	593,334
Paychex, Inc. (L)	54,400	2,476,832
Teradata Corp. (I)	22,300	1,014,427
The Western Union Company	74,000	1,276,500
Total System Services, Inc.	500	16,640
Unisys Corp. (I)	4,700	157,779
		68,037,623
Office Electronics - 0.1%
Xerox Corp.	57,100	694,907
Semiconductors & Semiconductor Equipment - 1.0%
Applied Materials, Inc.	23,000	406,870
First Solar, Inc. (I)	3,400	185,776
Intel Corp.	266,000	6,905,360
Magnachip Semiconductor Corp. (I)	2,100	40,950
Marvell Technology Group, Ltd.	24,100	346,558
Micron Technology, Inc. (I)	54,100	1,177,216
Texas Instruments, Inc.	21,000	922,110
		9,984,840
Software - 8.7%
ANSYS, Inc. (I)	15,600	1,360,320
CA, Inc.	17,700	595,605
Citrix Systems, Inc. (I)	30,500	1,929,125
FactSet Research Systems, Inc. (L)	7,290	791,548
Intuit, Inc.	45,700	3,487,824
MICROS Systems, Inc. (I)(L)	12,600	722,862
Microsoft Corp.	1,260,336	47,174,376
Oracle Corp.	647,139	24,759,538
Rovi Corp. (I)	9,500	187,055
Symantec Corp.	61,600	1,452,528
Synopsys, Inc. (I)	24,600	998,022
		83,458,803
		275,053,766
Materials - 0.4%
Chemicals - 0.4%
Air Products & Chemicals, Inc.	4,700	525,366
E.I. du Pont de Nemours & Company	11,600	753,652
LyondellBasell Industries NV, Class A	13,800	1,107,864
Sigma-Aldrich Corp.	14,900	1,400,749
		3,787,631
Metals & Mining - 0.0%
Kaiser Aluminum Corp.	1,800	126,432
Paper & Forest Products - 0.0%
Resolute Forest Products, Inc. (I)	8,900	142,578
		4,056,641
Telecommunication Services - 0.4%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.	70,005	2,461,376
CenturyLink, Inc.	19,200	611,520
Frontier Communications Corp. (L)	53,800	250,170
Level 3 Communications, Inc. (I)	5,000	165,850
Vonage Holdings Corp. (I)	27,200	90,576

The accompanying notes are an integral part of the financial statements.	201

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Windstream Holdings, Inc. (L)	33,900	$270,522
		3,850,014
		3,850,014
Utilities - 0.4%
Electric Utilities - 0.2%
Entergy Corp.	8,150	515,651
Exelon Corp.	37,400	1,024,386
FirstEnergy Corp.	11,000	362,780
		1,902,817
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	9,600	222,528
Consolidated Edison, Inc.	5,600	309,568
Public Service Enterprise Group, Inc.	30,400	974,016
		1,506,112
		3,408,929
TOTAL COMMON STOCKS (Cost $724,587,225)		$948,312,064

SECURITIES LENDING COLLATERAL - 1.2%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	1,153,660	11,545,021
TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,545,702)		$11,545,021

SHORT-TERM INVESTMENTS - 1.3%
Money Market Funds - 1.3%
State Street Institutional Treasury Money
Market Fund, 0.0000% (Y)	12,253,769	12,253,769
TOTAL SHORT-TERM INVESTMENTS (Cost $12,253,769)		$12,253,769
Total Investments (U.S. Equity Trust)
(Cost $748,386,696) - 101.1%		$972,110,854
Other assets and liabilities, net - (1.1%)		(10,486,923)
TOTAL NET ASSETS - 100.0%		$961,623,931

Utilities Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 91.9%
Consumer Discretionary - 9.0%
Media - 9.0%
Astro Malaysia Holdings Bhd	2,774,700	$2,543,975
Comcast Corp., Special Class A	415,563	20,728,281
Liberty Global PLC, Series A (I)	60,951	5,424,029
Liberty Global PLC, Series C (I)	51,977	4,382,701
Quebecor, Inc., Class B	9,350	232,727
Sirius XM Holdings, Inc. (I)	65,250	227,723
Time Warner Cable, Inc.	59,029	7,998,430
Twenty-First Century Fox, Inc., Class A	23,840	838,691
		42,376,557
Energy - 16.6%
Energy Equipment & Services - 0.9%
Ensco PLC, Class A	42,342	2,421,116
Noble Corp. PLC	43,990	1,648,305
		4,069,421

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 15.7%
Anadarko Petroleum Corp.	41,867	$3,320,890
Antero Resources Corp. (I)	45,150	2,864,316
Cheniere Energy, Inc. (I)	51,197	2,207,615
Enbridge, Inc. (L)	109,071	4,765,343
Energen Corp.	63,711	4,507,553
Energy Transfer Equity LP	2,140	174,924
EQT Corp.	93,656	8,408,436
Kinder Morgan, Inc.	373,514	13,446,504
Noble Energy, Inc.	23,819	1,622,312
ONEOK Partners LP	49,740	2,618,811
ONEOK, Inc.	146,612	9,116,334
SemGroup Corp., Class A	2,400	156,552
Spectra Energy Corp.	148,993	5,307,131
The Williams Companies, Inc.	178,682	6,891,765
TransCanada Corp. (L)	66,300	3,029,609
Williams Partners LP	118,984	6,051,526
		74,489,621
		78,559,042
Industrials - 0.3%
Commercial Services & Supplies - 0.3%
Covanta Holding Corp.	80,160	1,422,840
Telecommunication Services - 15.1%
Diversified Telecommunication Services - 9.3%
American Tower Corp.	106,427	8,495,003
Bezeq The
Israeli Telecommunication Corp., Ltd. (I)	2,891,526	4,903,622
CenturyLink, Inc.	103,886	3,308,769
Portugal Telecom SGPS SA (L)	342,597	1,491,466
TDC A/S	550,547	5,342,849
Telecom Italia SpA	2,826,052	2,217,421
Telefonica Brasil SA, ADR (L)	112,513	2,162,500
Telekomunikasi Indonesia Persero Tbk PT	2,648,500	468,755
TELUS Corp.	7,040	242,299
Verizon Communications, Inc.	102,135	5,018,914
Windstream Holdings, Inc. (L)	611,962	4,883,457
XL Axiata Tbk PT	3,316,000	1,418,683
Ziggo NV	92,012	4,207,527
		44,161,265
Wireless Telecommunication Services - 5.8%
Cellcom Israel, Ltd. (L)	166,069	2,311,680
KDDI Corp.	4,800	295,753
MegaFon OAO, GDR	39,297	1,318,583
Mobile Telesystems OJSC, ADR	286,887	6,205,366
SBA Communications Corp., Class A (I)	32,365	2,907,672
Tele2 AB, B Shares (I)	143,105	1,625,341
Tim Participacoes SA, ADR	91,677	2,405,604
Turkcell Iletisim Hizmetleri AS (I)	581,665	3,082,650
Vodafone Group PLC	1,784,694	7,026,679
		27,179,328
		71,340,593
Utilities - 50.9%
Electric Utilities - 21.9%
American Electric Power Company, Inc.	166,788	7,795,671
CEZ AS	61,759	1,610,951
Cheung Kong Infrastructure Holdings, Ltd.	486,000	3,081,495
Cia Paranaense de Energia, ADR (L)	112,592	1,479,459
Duke Energy Corp.	83,713	5,777,034
Edison International	189,725	8,784,268
EDP - Energias de Portugal SA	3,835,438	14,087,914

The accompanying notes are an integral part of the financial statements.	202

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electric Utilities (continued)
EDP - Energias do Brasil SA	836,300	$4,029,623
Great Plains Energy, Inc.	58,166	1,409,944
ITC Holdings Corp.	28,218	2,703,849
Light SA	179,600	1,689,403
NextEra Energy, Inc.	151,789	12,996,174
Northeast Utilities	269,263	11,414,059
OGE Energy Corp.	192,764	6,534,700
Pinnacle West Capital Corp.	73,180	3,872,686
Portland General Electric Company (L)	186,516	5,632,783
PPL Corp.	79,132	2,381,082
Red Electrica Corp. SA (L)	63,331	4,227,955
SSE PLC	187,798	4,267,558
		103,776,608
Gas Utilities - 5.5%
AGL Resources, Inc.	46,310	2,187,221
APA Group, Ltd.	212,164	1,138,720
China Resources Gas Group, Ltd.	976,000	3,384,761
Enagas SA	277,686	7,253,663
Gas Natural SDG SA	153,920	3,961,793
Infraestructura Energetica Nova SAB de CV	215,000	860,725
Questar Corp.	50,060	1,150,879
Snam SpA	1,096,170	6,126,880
		26,064,642
Independent Power Producers & Energy Traders - 10.0%
AES Corp.	655,257	9,507,779
Aksa Enerji Uretim AS (I)(L)	1,362,673	1,635,106
Calpine Corp. (I)	633,869	12,366,784
China Longyuan Power Group Corp., H Shares	1,171,000	1,508,672
Dynegy, Inc. (I)(L)	27,830	598,902
EDP Renovaveis SA	1,509,685	8,019,013
Enel Green Power SpA	190,786	479,983
Infinis Energy PLC (I)	339,296	1,311,937
NRG Energy, Inc.	405,874	11,656,701
		47,084,877
Multi-Utilities - 13.4%
AGL Energy, Ltd.	106,310	1,429,099
Alliant Energy Corp.	66,930	3,453,588
Ameren Corp.	26,550	960,048
Canadian Utilities, Ltd., Class A	6,880	231,028
CenterPoint Energy, Inc.	225,716	5,232,097
Centrica PLC	337,733	1,947,579
CMS Energy Corp.	453,242	12,133,288
Dominion Resources, Inc.	129,650	8,387,059
DTE Energy Company	53,500	3,551,865
GDF Suez	233,307	5,487,244
National Grid PLC	119,294	1,560,271
NiSource, Inc.	78,084	2,567,402
Public Service Enterprise Group, Inc.	269,077	8,621,227
Sempra Energy	88,136	7,911,087
		63,472,882
Water Utilities - 0.1%
Aguas Andinas SA, Class A	446,391	289,052
		240,688,061
TOTAL COMMON STOCKS (Cost $396,496,151)		$434,387,093

PREFERRED SECURITIES - 5.6%
Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.1%
Oi SA	342,800	521,371

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES (continued)
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp., 4.500%	9,460	$946,378
		1,467,749
Utilities - 5.3%
Electric Utilities - 4.2%
Cia Paranaense de Energia	322,300	4,189,454
Companhia Energetica de Minas Gerais	811,496	4,816,727
NextEra Energy, Inc., 5.889%	67,830	3,841,213
PPL Corp., 8.750%	129,514	6,848,700
		19,696,094
Multi-Utilities - 1.1%
Dominion Resources, Inc., 6.125%	49,420	2,674,610
Dominion Resources, Inc., 6.000%	49,560	2,686,648
		5,361,258
		25,057,352
TOTAL PREFERRED SECURITIES (Cost $29,163,014)		$26,525,101

CORPORATE BONDS - 0.1%
Utilities - 0.1%
Independent Power Producers & Energy Traders - 0.1%
Viridian Group FundCo II, Ltd.
11.125%, 04/01/2017 (S)	$589,000	$646,428
TOTAL CORPORATE BONDS (Cost $606,491)		$646,428

CONVERTIBLE BONDS - 0.9%
Consumer Discretionary - 0.1%
Media - 0.1%
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)	$192,000	$372,960
Telecommunication Services - 0.8%
Wireless Telecommunication Services - 0.8%
SBA Communications Corp.
4.000%, 10/01/2014	1,291,000	3,821,360
TOTAL CONVERTIBLE BONDS (Cost $3,094,384)		$4,194,320

SECURITIES LENDING COLLATERAL - 5.1%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	2,410,573	24,123,328
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,124,103)		$24,123,328
Total Investments (Utilities Trust)
(Cost $453,484,143) - 103.6%		$489,876,270
Other assets and liabilities, net - (3.6%)		(16,966,377)
TOTAL NET ASSETS - 100.0%		$472,909,893

Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.0%
Consumer Discretionary - 13.6%
Auto Components - 3.0%
Johnson Controls, Inc.	343,036	$17,597,747

The accompanying notes are an integral part of the financial statements.	203

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Durables - 2.8%
Newell Rubbermaid, Inc.	518,076	$16,790,843
Multiline Retail - 1.9%
Family Dollar Stores, Inc.	169,927	11,040,157
Specialty Retail - 5.9%
Advance Auto Parts, Inc.	106,161	11,749,899
Ascena Retail Group, Inc. (I)	549,156	11,620,141
Express, Inc. (I)	618,586	11,549,001
		34,919,041
		80,347,788
Consumer Staples - 4.3%
Food Products - 3.5%
ConAgra Foods, Inc.	618,037	20,827,847
Personal Products - 0.8%
Avon Products, Inc.	264,107	4,547,923
		25,375,770
Energy - 8.3%
Energy Equipment & Services - 2.2%
Noble Corp. PLC	339,870	12,734,929
Oil, Gas & Consumable Fuels - 6.1%
Newfield Exploration Company (I)	451,569	11,122,144
ONEOK, Inc.	128,674	8,000,949
The Williams Companies, Inc.	441,337	17,022,368
		36,145,461
		48,880,390
Financials - 23.0%
Capital Markets - 4.5%
Northern Trust Corp.	217,501	13,461,137
Stifel Financial Corp. (I)	268,577	12,870,210
		26,331,347
Commercial Banks - 8.1%
BB&T Corp.	380,721	14,208,508
Comerica, Inc.	332,839	15,823,166
Texas Capital Bancshares, Inc. (I)	46,605	2,898,831
Wintrust Financial Corp.	290,113	13,380,012
Zions Bancorporation	64,032	1,918,399
		48,228,916
Insurance - 7.8%
ACE, Ltd.	173,795	17,992,996
Marsh & McLennan Companies, Inc.	364,378	17,621,320
Willis Group Holdings PLC	232,570	10,421,462
		46,035,778
Real Estate Management & Development - 2.6%
Forest City Enterprises, Inc., Class A (I)	810,891	15,488,018
		136,084,059
Health Care - 9.3%
Health Care Equipment & Supplies - 1.8%
CareFusion Corp. (I)	268,433	10,689,002
Health Care Providers & Services - 6.0%
Brookdale Senior Living, Inc. (I)	395,992	10,763,063
HealthSouth Corp.	451,645	15,048,811
Universal Health Services, Inc., Class B	119,991	9,750,469
		35,562,343

Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services - 1.5%
PerkinElmer, Inc.	220,559	$9,093,648
		55,344,993
Industrials - 17.2%
Aerospace & Defense - 1.7%
Textron, Inc.	270,523	9,944,425
Building Products - 0.6%
Allegion Plc (I)	77,891	3,442,003
Construction & Engineering - 2.1%
Foster Wheeler AG (I)	382,972	12,645,735
Electrical Equipment - 2.3%
The Babcock & Wilcox Company	396,142	13,544,095
Machinery - 5.3%
Ingersoll-Rand PLC	233,970	14,412,552
Snap-on, Inc.	155,880	17,071,978
		31,484,530
Professional Services - 2.2%
Robert Half International, Inc.	315,688	13,255,739
Road & Rail - 3.0%
Swift Transportation Company (I)	263,201	5,845,694
Werner Enterprises, Inc.	473,073	11,699,095
		17,544,789
		101,861,316
Information Technology - 7.0%
Computers & Peripherals - 1.5%
Diebold, Inc.	270,758	8,937,722
Electronic Equipment, Instruments & Components - 1.6%
Flextronics International, Ltd. (I)	1,219,255	9,473,611
IT Services - 1.6%
Teradata Corp. (I)	210,563	9,578,511
Software - 2.3%
Cadence Design Systems, Inc. (I)	942,104	13,208,298
		41,198,142
Materials - 6.6%
Chemicals - 2.8%
Eastman Chemical Company	37,264	3,007,205
W.R. Grace & Company (I)	136,474	13,493,184
		16,500,389
Containers & Packaging - 3.8%
Sealed Air Corp.	374,965	12,767,558
Sonoco Products Company	238,116	9,934,200
		22,701,758
		39,202,147
Telecommunication Services - 2.6%
Diversified Telecommunication Services - 2.6%
tw telecom, Inc. (I)	505,607	15,405,845
Utilities - 4.1%
Electric Utilities - 1.8%
Edison International	231,027	10,696,550
Multi-Utilities - 2.3%
CenterPoint Energy, Inc.	598,327	13,869,221
		24,565,771
TOTAL COMMON STOCKS (Cost $427,860,179)		$568,266,221

The accompanying notes are an integral part of the financial statements.	204

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Value Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 4.6%
Money Market Funds - 4.6%
State Street Institutional Liquid Reserves
Fund, 0.0555% (Y)	27,363,469	27,363,469
TOTAL SHORT-TERM INVESTMENTS (Cost $27,363,469)		$27,363,469
Total Investments (Value Trust) (Cost $455,223,648) - 100.6%		$595,629,690
Other assets and liabilities, net - (0.6%)		(3,711,537)
TOTAL NET ASSETS - 100.0%		$591,918,153

Footnotes

Percentages are based upon net assets.

Key to Currency Abbreviations

EUR	-	Euro
MYR	-	Malaysian Ringgit
PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht

Key to Security Abbreviations and Legend

ADR	-	American Depositary Receipts
EURIBOR	-	Euro Interbank Offered Rate
GDR	-	Global Depositary Receipts
LIBOR	-	London Interbank Offered Rate
PIK	-	Paid-in-kind
(A)	The subadvisor is an affiliate of the advisor.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(G)	The portfolio’s subadvisor is shown parenthetically.
(H)	Non-income producing — Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2013.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(O)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(R)
Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.

(S)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(V)
The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to Note 11 of the Notes to Financial Statements.

(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2013.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.	205

John Hancock

601 Congress Street
Boston MA 02210-2805

JHT0A-FP0I-12/13

John Hancock

John Hancock

Variable Insurance Trust

Bond Trusts

December 31, 2013

Portfolio of Investments

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust

	Shares or
	Principal
	Amount		Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 21.9%
U.S. Government - 4.8%
U.S. Treasury, Strip, PO
2.750%, 11/15/2023		$12,768,000	$12,468,744
U.S. Treasury Bond
3.625%, 08/15/2043		23,050,000	21,677,810
U.S. Treasury Notes
1.000%, 06/30/2019		3,945,000	3,748,058
1.250%, 11/30/2018		3,195,000	3,124,860
			41,019,472
U.S. Government Agency - 17.1%
Federal Home Loan Mortgage Corp.
3.000%, 03/01/2043		2,345,946	2,227,366
4.500%, 09/01/2023 to 10/01/2041		7,828,597	8,291,564
5.000%, 03/01/2041 to 04/01/2041		2,866,078	3,096,840
Federal National Mortgage Association
2.303%, 08/01/2034 (P)		1,746,808	1,847,271
2.497%, 07/01/2033 (P)		48,166	51,158
3.000%, TBA (C)		10,500,000	9,968,694
3.000%, 07/01/2027 to 05/01/2043		5,322,404	5,111,510
3.500%, TBA (C)		5,000,000	4,965,626
3.500%, 02/01/2026 to 06/01/2042		9,887,078	9,991,084
4.000%, TBA (C)		3,250,000	3,346,221
4.000%, 12/01/2024 to 05/01/2042		16,151,765	16,833,604
4.500%, 05/01/2041 to 06/01/2041		18,664,562	19,796,514
5.000%, 05/01/2018 to 04/01/2041		20,937,480	22,745,467
5.500%, 02/01/2018 to 11/01/2039		13,032,920	14,327,559
6.000%, 05/01/2035 to 02/01/2036		7,365,407	8,150,282
6.500%, 02/01/2036 to 06/01/2039		4,405,501	4,884,233
7.000%, 04/01/2017 to 06/01/2032		421,997	483,426
7.500%, 09/01/2029 to 08/01/2031		90,758	106,123
Government National
Mortgage Association
4.000%, 02/15/2041		6,921,249	7,197,538
5.000%, 04/15/2035		1,186,994	1,293,135
5.500%, 03/15/2035		680,789	752,325
6.000%, 03/15/2033 to 06/15/2033		514,383	581,814
6.500%, 09/15/2028 to 08/15/2031		136,455	156,428
7.000%, 04/15/2029		65,434	76,476
8.000%, 10/15/2026 to 05/15/2029		81,553	97,260
			146,379,518
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $184,966,780)			$187,398,990

FOREIGN GOVERNMENT
OBLIGATIONS - 0.9%
Argentina - 0.4%
City of Buenos Aires
9.950%, 03/01/2017 (S)		870,000	870,000
Republic of Argentina
1.180%, 12/31/2038 (P)	ARS	8,797,621	1,049,425
5.830%, 12/31/2033 (P)		3,617,497	1,110,002
9.224%, 12/15/2035 (P)		19,532,033	337,121
			3,366,548
Germany - 0.2%
Federal Republic of Germany
6.250%, 01/04/2030	EUR	725,000	1,480,390
Japan - 0.1%
Government of Japan
1.500%, 09/20/2014	JPY	68,650,000	658,475

Active Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico - 0.1%
Government of Mexico, Bond
8.000%, 12/07/2023	MXN	11,861,100	$1,010,417
Panama - 0.1%
Republic of Panama
8.875%, 09/30/2027		$344,000	458,380
9.375%, 04/01/2029		130,000	180,375
			638,755
Peru - 0.0%
Republic of Peru
9.875%, 02/06/2015		111,000	121,434
United Kingdom - 0.0%
Government of United Kingdom
6.000%, 12/07/2028	GBP	85,000	183,263
8.000%, 12/07/2015		125,000	236,497
			419,760
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $7,071,487)			$7,695,779

CORPORATE BONDS - 44.3%
Consumer Discretionary - 4.4%
21st Century Fox America, Inc.
6.150%, 03/01/2037		$210,000	230,118
6.400%, 12/15/2035		305,000	345,707
6.650%, 11/15/2037		1,000,000	1,163,773
6.750%, 01/09/2038		108,000	122,299
7.750%, 12/01/2045		491,000	618,449
Advance Auto Parts, Inc.
4.500%, 12/01/2023		650,000	648,627
Allison Transmission, Inc.
7.125%, 05/15/2019 (S)		385,000	414,838
Arcelik AS
5.000%, 04/03/2023 (S)		400,000	345,200
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	1,120,000	446,244
AutoNation, Inc.
5.500%, 02/01/2020		$500,000	536,875
Brinker International, Inc.
3.875%, 05/15/2023		740,000	665,113
Burlington Coat Factory Warehouse Corp.
10.000%, 02/15/2019		800,000	901,000
CBS Corp.
7.875%, 07/30/2030		685,000	850,268
CCM Merger, Inc.
9.125%, 05/01/2019 (S)		520,000	543,400
Cinemark USA, Inc.
4.875%, 06/01/2023		370,000	347,800
7.375%, 06/15/2021		215,000	237,575
Comcast Corp.
6.550%, 07/01/2039		1,000,000	1,180,233
Dana Holding Corp.
6.000%, 09/15/2023		700,000	701,750
Darden Restaurants, Inc.
6.800%, 10/15/2037		665,000	667,381
Ford Motor Credit Company LLC
5.000%, 05/15/2018		156,000	173,690
5.875%, 08/02/2021		3,224,000	3,650,426
8.000%, 12/15/2016		749,000	885,693
General Motors Company
4.875%, 10/02/2023 (S)		665,000	673,313

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Gibson Brands, Inc.
8.875%, 08/01/2018 (S)	$170,000	$179,350
GLP Capital LP
4.375%, 11/01/2018 (S)	145,000	148,263
Greektown Superholdings, Inc.
13.000%, 07/01/2015	653,000	675,855
Harley-Davidson Financial Services, Inc.
2.700%, 03/15/2017 (S)	1,000,000	1,024,781
Hot Topic, Inc.
9.250%, 06/15/2021 (S)	425,000	445,188
Hyatt Hotels Corp.
3.375%, 07/15/2023	1,160,000	1,061,719
Jo-Ann Stores Holdings, Inc., PIK
9.750%, 10/15/2019 (S)	715,000	748,069
L Brands, Inc.
6.625%, 04/01/2021	805,000	883,488
Landry’s, Inc.
9.375%, 05/01/2020 (S)	650,000	708,500
Little Traverse Bay Bands of Odawa
Indians
9.000%, 08/31/2020 (S)	779,000	724,470
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	895,000	1,001,148
Myriad International Holdings BV
6.000%, 07/18/2020 (S)	300,000	321,000
New Look Bondco I PLC
8.375%, 05/14/2018 (S)	265,000	274,275
Pearson Funding Five PLC
3.250%, 05/08/2023 (S)	660,000	594,006
QVC, Inc.
4.375%, 03/15/2023	465,000	434,087
5.125%, 07/02/2022	415,000	409,907
Seminole Indian Tribe of Florida
6.535%, 10/01/2020 (S)	575,000	629,625
Stackpole International Intermediate
Company SA
7.750%, 10/15/2021 (S)	325,000	338,000
Target Corp.
6.500%, 10/15/2037	800,000	944,801
The Hillman Group, Inc.
10.875%, 06/01/2018	560,000	604,800
Time Warner Cable, Inc.
4.500%, 09/15/2042	1,350,000	1,019,346
5.500%, 09/01/2041	750,000	619,597
8.250%, 04/01/2019	510,000	597,167
Time Warner Companies, Inc.
7.570%, 02/01/2024	716,000	874,490
Time Warner Entertainment Company LP
8.375%, 07/15/2033	300,000	326,084
Time Warner, Inc.
7.625%, 04/15/2031	451,000	569,374
Toll Brothers Finance Corp.
4.000%, 12/31/2018	600,000	610,500
Toys R Us Property Company II LLC
8.500%, 12/01/2017	240,000	247,200
Toys R Us, Inc.
10.375%, 08/15/2017	240,000	205,800
Viacom, Inc.
4.375%, 03/15/2043	1,142,000	960,842
6.125%, 10/05/2017	750,000	848,351
Waterford Gaming LLC
8.625%, 09/15/2014 (S)	511,878	145,843

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Wok Acquisition Corp.
10.250%, 06/30/2020 (S)	$400,000	$434,500
Yum! Brands, Inc.
3.875%, 11/01/2023	600,000	579,414
5.350%, 11/01/2043	600,000	580,997
6.250%, 03/15/2018	155,000	178,514
6.875%, 11/15/2037	292,000	331,511
		37,630,634
Consumer Staples - 2.1%
Ajecorp BV
6.500%, 05/14/2022 (S)	575,000	570,688
Alliance One International, Inc.
9.875%, 07/15/2021	1,150,000	1,078,125
Anheuser-Busch Companies, Inc.
6.500%, 02/01/2043	540,000	658,817
B&G Foods, Inc.
4.625%, 06/01/2021	325,000	312,000
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	455,000	558,669
Corporacion Pesquera Inca SAC
9.000%, 02/10/2017 (S)	585,000	582,075
Crestview DS Merger Sub II, Inc.
10.000%, 09/01/2021 (S)	525,000	563,063
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	1,216,142	1,522,184
Harbinger Group, Inc.
7.875%, 07/15/2019 (S)	480,000	515,400
KazAgro National Management Holding
JSC
4.625%, 05/24/2023 (S)	310,000	284,270
Kraft Foods Group, Inc.
6.125%, 08/23/2018	817,000	951,862
Prestige Brands, Inc.
5.375%, 12/15/2021 (S)	415,000	419,150
Revlon Consumer Products Corp.
5.750%, 02/15/2021	420,000	414,225
Reynolds American, Inc.
4.850%, 09/15/2023	1,000,000	1,030,672
SABMiller PLC
6.500%, 07/15/2018 (S)	715,000	843,649
Safeway, Inc.
4.750%, 12/01/2021 (L)	250,000	250,705
5.000%, 08/15/2019	1,415,000	1,503,945
6.350%, 08/15/2017	820,000	917,105
7.250%, 02/01/2031	300,000	306,830
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	820,000	871,250
Smithfield Foods, Inc.
5.875%, 08/01/2021 (S)	135,000	138,375
TESCO PLC
6.150%, 11/15/2037 (S)	900,000	972,341
The Kroger Company
7.000%, 05/01/2018	1,105,000	1,290,523
The Sun Products Corp.
7.750%, 03/15/2021 (S)	460,000	404,800
Tops Holding Corp.
8.875%, 12/15/2017 (S)	202,000	221,948
Tops Holding II Corp., PIK
8.750%, 06/15/2018 (S)	340,000	350,200
Vector Group, Ltd.
7.750%, 02/15/2021	335,000	354,263
		17,887,134

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy - 6.0%
Afren PLC
6.625%, 12/09/2020 (S)	$600,000	$600,000
10.250%, 04/08/2019 (S)	290,000	334,950
Anadarko Petroleum Corp.
6.450%, 09/15/2036	1,500,000	1,679,490
Astoria Depositor Corp.
8.144%, 05/01/2021 (S)	2,245,000	2,200,100
BP Capital Markets PLC
2.750%, 05/10/2023	530,000	483,137
BreitBurn Energy Partners LP
7.875%, 04/15/2022	515,000	535,600
Cameron International Corp.
5.950%, 06/01/2041	1,178,000	1,275,696
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	545,000	554,865
CNOOC Finance 2013, Ltd.
3.000%, 05/09/2023	335,000	298,727
Continental Resources, Inc.
5.000%, 09/15/2022	520,000	540,150
DCP Midstream LLC
9.750%, 03/15/2019 (S)	565,000	702,651
DCP Midstream LLC (5.850% to
05/21/2023, then 3 month
LIBOR + 3.850%)
05/21/2043 (S)	1,760,000	1,636,800
DCP Midstream Operating LP
3.875%, 03/15/2023	335,000	308,011
Devon Energy Corp.
4.000%, 07/15/2021	1,000,000	1,016,066
Devon Financing Corp. ULC
7.875%, 09/30/2031	874,000	1,121,374
Ecopetrol SA
5.875%, 09/18/2023	290,000	305,950
El Paso Pipeline Partners Operating
Company LLC
5.000%, 10/01/2021	500,000	522,986
Enbridge Energy Partners LP
7.500%, 04/15/2038	600,000	701,511
Energy Transfer Partners LP
4.150%, 10/01/2020	1,000,000	1,013,445
9.700%, 03/15/2019	670,000	867,060
Enersis SA
7.375%, 01/15/2014	633,000	634,205
Enterprise Products Operating LLC
6.650%, 04/15/2018	750,000	877,388
6.875%, 03/01/2033	471,000	561,562
Enterprise Products Operating LLC
(7.000% to 06/01/2017, then 3 month
LIBOR + 2.778%)
06/01/2067	1,035,000	1,059,581
Enterprise Products Operating LLC
(8.375% to 08/01/2016, then 3 month
LIBOR + 3.708%)
08/01/2066	350,000	387,800
EP Energy LLC
7.750%, 09/01/2022	335,000	375,200
EV Energy Partners LP
8.000%, 04/15/2019	555,000	557,775
Exterran Partners LP
6.000%, 04/01/2021 (S)	205,000	203,463
GS Caltex Corp.
5.500%, 08/25/2014 (S)	471,000	483,541

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Halcon Resources Corp.
8.875%, 05/15/2021	$315,000	$318,150
Hess Corp.
5.600%, 02/15/2041	800,000	830,937
8.125%, 02/15/2019	925,000	1,148,382
Kerr-McGee Corp.
6.950%, 07/01/2024	755,000	875,675
Key Energy Services, Inc.
6.750%, 03/01/2021	475,000	486,875
Kinder Morgan Energy Partners LP
4.150%, 03/01/2022	500,000	495,664
5.800%, 03/15/2035	402,000	410,945
7.300%, 08/15/2033	603,000	708,222
7.750%, 03/15/2032	285,000	345,539
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	1,200,000	1,210,500
Marathon Oil Corp.
6.800%, 03/15/2032	785,000	919,482
MarkWest Energy Partners LP
6.500%, 08/15/2021	369,000	396,675
Midstates Petroleum Company, Inc.
9.250%, 06/01/2021	700,000	731,500
Newfield Exploration Company
5.750%, 01/30/2022	715,000	736,450
Nexen Energy ULC
5.875%, 03/10/2035	598,000	636,799
6.400%, 05/15/2037	775,000	879,559
Noble Holding International, Ltd.
5.250%, 03/15/2042	500,000	478,132
NuStar Logistics LP
8.150%, 04/15/2018	356,000	403,170
Offshore Group Investment, Ltd.
7.125%, 04/01/2023	410,000	418,200
ONEOK Partners LP
6.650%, 10/01/2036	835,000	916,279
Pacific Rubiales Energy Corp.
5.125%, 03/28/2023 (S)	400,000	367,000
5.375%, 01/26/2019 (S)	535,000	539,013
Petro-Canada
6.050%, 05/15/2018	745,000	858,147
Petrobras Global Finance BV
4.375%, 05/20/2023	1,060,000	942,901
Petroleos de Venezuela SA
5.375%, 04/12/2027	930,000	495,225
Petroleos Mexicanos
4.875%, 01/24/2022	380,000	390,450
Plains Exploration & Production Company
6.500%, 11/15/2020	700,000	772,786
6.750%, 02/01/2022	1,170,000	1,288,046
6.875%, 02/15/2023	150,000	167,250
Precision Drilling Corp.
6.625%, 11/15/2020	315,000	336,263
Regency Energy Partners LP
5.500%, 04/15/2023	600,000	585,000
Rex Energy Corp.
8.875%, 12/01/2020	305,000	333,975
RKI Exploration & Production LLC
8.500%, 08/01/2021 (S)	370,000	389,425
Rowan Companies, Inc.
4.875%, 06/01/2022	450,000	456,012
Spectra Energy Capital LLC
6.750%, 02/15/2032	589,000	609,050

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Summit Midstream Holdings LLC
7.500%, 07/01/2021 (S)		$270,000	$282,150
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023		1,080,000	990,807
Talisman Energy, Inc.
6.250%, 02/01/2038		1,025,000	1,039,235
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month
LIBOR + 2.210%)
05/15/2067		890,000	913,901
Transocean, Inc.
6.000%, 03/15/2018		500,000	560,480
6.800%, 03/15/2038		1,100,000	1,220,754
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)		270,000	286,875
Tullow Oil PLC
6.000%, 11/01/2020 (S)		380,000	385,700
Weatherford International, Ltd.
6.500%, 08/01/2036		600,000	624,039
Williams Partners LP
5.250%, 03/15/2020		945,000	1,032,205
WPX Energy, Inc.
6.000%, 01/15/2022		435,000	435,000
			51,487,908
Financials - 16.9%
Aflac, Inc.
8.500%, 05/15/2019		535,000	682,948
Alfa Bank OJSC
7.750%, 04/28/2021 (S)		270,000	288,563
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016		505,000	579,702
Ally Financial, Inc.
4.750%, 09/10/2018		500,000	523,125
American Express Bank FSB
6.000%, 09/13/2017		585,000	672,700
American International Group, Inc.
4.125%, 02/15/2024		375,000	372,200
6.250%, 03/15/2037		1,300,000	1,300,000
6.400%, 12/15/2020		750,000	885,353
8.250%, 08/15/2018		345,000	431,356
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		377,000	456,170
American Tower Corp.
4.700%, 03/15/2022		615,000	613,871
Aries Vermogensverwaltung GmbH
9.600%, 10/25/2014		750,000	798,750
Assurant, Inc.
4.000%, 03/15/2023		1,260,000	1,210,483
5.625%, 02/15/2014		461,000	463,596
AvalonBay Communities, Inc.
5.700%, 03/15/2017		750,000	837,368
AXA SA
8.600%, 12/15/2030		360,000	443,250
AXA SA (6.463% to 12/14/2018, then
3 month LIBOR + 1.449%)
12/14/2018 (L)(Q)(S)		1,440,000	1,465,200
Banco do Brasil SA/Cayman Island
(6.250% to 04/15/2024, then 10 Year
U.S. Treasury + 4.398%)
04/15/2024 (Q)(S)		665,000	513,713

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Banco Santander Brasil SA
8.000%, 03/18/2016 (S)	BRL	1,400,000	$550,387
Bank of America Corp.
3.625%, 03/17/2016		$550,000	578,603
5.000%, 05/13/2021		2,035,000	2,220,966
5.650%, 05/01/2018		1,000,000	1,137,758
5.700%, 01/24/2022		800,000	904,267
6.875%, 04/25/2018		1,020,000	1,205,485
7.625%, 06/01/2019		1,065,000	1,320,250
Bank of America NA
5.300%, 03/15/2017		355,000	391,155
Bank of Ceylon
6.875%, 05/03/2017 (S)		350,000	350,875
Barclays Bank PLC
10.179%, 06/12/2021 (S)		720,000	951,682
Barclays Bank PLC (5.926% to
12/15/2016, then 3 month
LIBOR + 1.750%)
12/15/2016 (Q)(S)		490,000	516,950
Boardwalk Pipelines LP
3.375%, 02/01/2023		850,000	763,069
Boston Properties LP
3.700%, 11/15/2018		1,043,000	1,099,695
BPCE SA
5.700%, 10/22/2023 (S)		1,065,000	1,097,227
BRE Properties, Inc.
5.500%, 03/15/2017		906,000	993,515
Capital One Financial Corp.
3.500%, 06/15/2023		1,023,000	958,740
4.750%, 07/15/2021		1,650,000	1,752,242
CBL & Associates LP
5.250%, 12/01/2023		650,000	648,118
Citigroup, Inc.
3.500%, 05/15/2023		1,060,000	986,111
3.875%, 10/25/2023		295,000	289,522
4.450%, 01/10/2017		1,350,000	1,462,647
4.500%, 01/14/2022		1,000,000	1,058,245
5.375%, 08/09/2020		800,000	909,062
5.500%, 09/13/2025		425,000	446,832
6.125%, 08/25/2036		360,000	382,698
CNA Financial Corp.
6.500%, 08/15/2016		1,310,000	1,473,208
7.250%, 11/15/2023		735,000	879,873
Commerzbank AG
8.125%, 09/19/2023 (S)		500,000	551,250
Corrections Corp. of America
4.625%, 05/01/2023		440,000	414,700
Credit Suisse Group AG (7.500% to
12/11/2023, then 5 year U.S. Swap
Rate + 4.598%)
12/11/2023 (Q)(S)		435,000	459,469
DDR Corp.
3.500%, 01/15/2021		650,000	631,913
7.500%, 04/01/2017		1,230,000	1,433,093
7.875%, 09/01/2020		255,000	314,675
Discover Bank
7.000%, 04/15/2020		275,000	319,482
Discover Financial Services
5.200%, 04/27/2022		750,000	779,375
Doric Nimrod Air Alpha 2013-1
Pass Through Trust
5.250%, 05/30/2023 (S)		400,000	404,000
6.125%, 11/30/2019 (S)		300,000	309,750

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Dresdner Bank AG
7.250%, 09/15/2015	$627,000	$676,958
DTEK Finance PLC
7.875%, 04/04/2018 (S)	590,000	545,750
EPR Properties
7.750%, 07/15/2020	921,000	1,050,960
ERP Operating LP
5.750%, 06/15/2017	1,000,000	1,122,372
Fifth Third Bancorp (5.100% to
06/30/2023, then 3 month
LIBOR + 3.033%)
06/30/2023 (Q)	700,000	619,500
General Electric Capital Corp.
0.721%, 08/15/2036 (P)	1,020,000	839,682
5.550%, 05/04/2020	1,070,000	1,229,908
5.875%, 01/14/2038	255,000	289,555
General Electric Capital Corp. (6.375% to
11/15/2017, then 3 month
LIBOR + 2.289%)
11/15/2067	280,000	303,800
General Electric Capital Corp. (7.125%
until 06/15/2022, then 3 month
LIBOR + 5.296%)
06/15/2022 (Q)	1,050,000	1,173,375
General Shopping Investments, Ltd.
(12.000% to 03/20/2017, then 5 Year
USGG + 11.052%)
03/20/2017 (Q)(S)	635,000	541,338
Glen Meadow Pass-Through Trust
(6.505% to 02/15/2017, then 3 month
LIBOR + 2.125%)
02/12/2067 (S)	1,040,000	1,003,600
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	960,000	1,059,517
Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	1,000,000	1,123,268
6.625%, 03/30/2040	500,000	602,297
HBOS PLC
6.000%, 11/01/2033 (S)	750,000	722,903
Health Care REIT, Inc.
6.125%, 04/15/2020	1,035,000	1,163,619
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	1,000,000	1,085,526
6.500%, 01/17/2017	535,000	599,783
Highwoods Realty LP
5.850%, 03/15/2017	1,050,000	1,155,863
Host Hotels & Resorts LP
5.250%, 03/15/2022	585,000	609,030
ICICI Bank, Ltd.
4.700%, 02/21/2018 (S)	505,000	515,087
5.750%, 11/16/2020 (S)	445,000	457,242
ING Bank NV
5.800%, 09/25/2023 (S)	170,000	177,480
ING US, Inc.
5.500%, 07/15/2022	355,000	385,517
ING US, Inc. (5.650% to 05/15/2023, then
3 month LIBOR + 3.580%)
05/15/2053	545,000	530,013
Intercorp Retail Trust
8.875%, 11/14/2018 (S)	385,000	403,288
Invesco Finance PLC
3.125%, 11/30/2022	850,000	785,269

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
iPayment, Inc.
10.250%, 05/15/2018	$210,000	$172,200
Jefferies Group, Inc.
5.125%, 04/13/2018	600,000	648,750
6.875%, 04/15/2021	725,000	825,797
8.500%, 07/15/2019	1,050,000	1,281,000
JPMorgan Chase & Company
3.375%, 05/01/2023	1,250,000	1,163,121
4.500%, 01/24/2022	1,300,000	1,373,143
4.625%, 05/10/2021	1,240,000	1,335,005
6.300%, 04/23/2019	1,000,000	1,179,627
JPMorgan Chase & Company (5.150% to
05/01/2023, then 3 month
LIBOR + 3.250%)
05/01/2023 (Q)	585,000	525,038
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	755,000	832,388
Kimco Realty Corp.
6.875%, 10/01/2019	755,000	899,595
Lazard Group LLC
4.250%, 11/14/2020	980,000	976,743
Leucadia National Corp.
5.500%, 10/18/2023	2,010,000	2,005,739
Liberty Mutual Group, Inc.
4.250%, 06/15/2023 (S)	1,000,000	964,012
5.000%, 06/01/2021 (S)	1,005,000	1,052,694
7.800%, 03/15/2037 (S)	855,000	919,125
Liberty Property LP
5.500%, 12/15/2016	800,000	883,030
Lincoln National Corp.
6.250%, 02/15/2020	1,000,000	1,151,607
Lincoln National Corp. (6.050% to
04/20/2017, then 3 month
LIBOR + 2.040%)
04/20/2017	1,762,000	1,748,785
Loews Corp.
2.625%, 05/15/2023	630,000	563,492
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	485,000	535,740
Macquarie Group, Ltd.
3.000%, 12/03/2018 (S)	650,000	636,411
6.000%, 01/14/2020 (S)	295,000	325,499
Markel Corp.
5.000%, 03/30/2043	1,270,000	1,183,585
5.350%, 06/01/2021	800,000	867,245
MBIA Insurance Corp.
11.504%, 01/15/2033 (S)	650,000	490,750
MetLife, Inc.
6.400%, 12/15/2036	455,000	467,513
Montpelier Re Holdings, Ltd.
4.700%, 10/15/2022	1,080,000	1,058,147
Morgan Stanley
3.750%, 02/25/2023	1,250,000	1,214,423
4.100%, 05/22/2023	1,810,000	1,748,869
5.500%, 01/26/2020	435,000	487,797
5.550%, 04/27/2017	380,000	423,748
5.750%, 01/25/2021	795,000	898,271
5.950%, 12/28/2017	565,000	645,255
6.625%, 04/01/2018	470,000	549,705
7.300%, 05/13/2019	1,995,000	2,421,469

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
MPT Operating Partnership LP
6.375%, 02/15/2022	$475,000	$491,625
6.875%, 05/01/2021	325,000	347,750
NANA Development Corp.
9.500%, 03/15/2019 (S)	330,000	342,375
National Retail Properties, Inc.
3.300%, 04/15/2023	1,260,000	1,142,093
Nationstar Mortgage LLC
7.875%, 10/01/2020	1,326,000	1,375,725
9.625%, 05/01/2019	430,000	483,750
10.875%, 04/01/2015	290,000	296,525
Nationwide Mutual Insurance Company
(5.810% to 12/15/2014, then 3 month
LIBOR + 2.290%)
12/15/2024 (S)	1,130,000	1,144,125
Nippon Life Insurance Company
5.000%, 10/18/2042 (P)(S)	445,000	459,463
Nordea Bank AB
3.125%, 03/20/2017 (S)	700,000	731,917
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)	1,127,000	1,165,081
Onex USI Acquisition Corp.
7.750%, 01/15/2021 (S)	540,000	552,150
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	265,000	295,313
PNC Financial Services Group, Inc.
4.459%, 02/18/2014 (P)(Q)	400,000	399,000
PNC Financial Services Group, Inc.
(4.850% to 06/01/2023, then 3 month
LIBOR + 3.040%)
06/01/2023 (Q)	525,000	470,138
ProLogis International Funding II
4.875%, 02/15/2020 (S)	390,000	385,258
ProLogis LP
3.350%, 02/01/2021	520,000	504,339
Prudential Financial, Inc. (5.875% to
09/01/2022, then 3 month
LIBOR + 4.175%)
09/15/2042	640,000	650,400
Rabobank Nederland NV
3.875%, 02/08/2022	1,445,000	1,450,820
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	752,000	995,460
Realty Income Corp.
4.650%, 08/01/2023	240,000	241,331
5.375%, 09/15/2017	1,250,000	1,380,973
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	575,000	586,825
Sberbank of Russia
6.125%, 02/07/2022 (S)	400,000	422,000
SL Green Realty Corp.
7.750%, 03/15/2020	775,000	909,590
SLM Corp.
5.500%, 01/25/2023	675,000	636,701
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)	306,000	325,125
Springleaf Finance Corp.
6.000%, 06/01/2020	515,000	515,000
Synovus Financial Corp.
7.875%, 02/15/2019	395,000	443,388

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Teachers Insurance & Annuity Association
of America
6.850%, 12/16/2039 (S)	$745,000	$916,737
The Bear Stearns Companies LLC
7.250%, 02/01/2018	455,000	544,576
The Charles Schwab Corp. (7.000% to
02/01/2022, then 3 month
LIBOR + 4.820%)
02/01/2022 (Q)	1,000,000	1,108,000
The Chubb Corp. (6.375% until
04/15/2017, then 3 month
LIBOR + 2.250%)
03/29/2067	525,000	568,313
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	1,200,000	1,160,207
5.250%, 07/27/2021	1,815,000	1,984,575
5.750%, 01/24/2022	160,000	179,869
5.950%, 01/18/2018	725,000	823,934
6.150%, 04/01/2018	1,000,000	1,146,175
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	285,000	311,406
Transatlantic Holdings, Inc.
5.750%, 12/14/2015	455,000	493,217
UBS AG
7.625%, 08/17/2022	685,000	783,502
Unum Group
7.125%, 09/30/2016	435,000	492,708
USB Realty Corp.
1.391%, 01/15/2017 (P)(Q)(S)	310,000	285,200
Ventas Realty LP
4.750%, 06/01/2021	1,165,000	1,220,707
Vornado Realty LP
5.000%, 01/15/2022	1,250,000	1,298,019
VTB Bank OJSC (9.500% to 12/06/2022,
then 10 Year U.S. Treasury + 8.067%)
12/06/2022 (Q)(S)	500,000	545,000
W.R. Berkley Corp.
6.150%, 08/15/2019	699,000	787,075
Wachovia Bank NA
5.850%, 02/01/2037	400,000	455,266
Walter Investment Management Corp.
7.875%, 12/15/2021 (S)	710,000	718,875
WEA Finance LLC
4.625%, 05/10/2021 (S)	1,000,000	1,054,003
6.750%, 09/02/2019 (S)	380,000	451,571
Weingarten Realty Investors
3.375%, 10/15/2022	1,050,000	963,157
Wells Fargo & Company
3.450%, 02/13/2023	900,000	849,549
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)	897,000	1,000,155
Weyerhaeuser Company
7.375%, 03/15/2032	865,000	1,055,790
White Mountains Re Group, Ltd. (7.506%
to 06/30/2017, then 3 month
LIBOR + 3.200%)
06/30/2017 (Q)(S)	2,130,000	2,194,718
Willis Group Holdings PLC
5.750%, 03/15/2021	1,350,000	1,450,444
WR Berkley Corp.
5.375%, 09/15/2020	375,000	403,279

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
XL Group PLC, Series E (6.500% to
04/15/2017, then 3 month
LIBOR + 2.458%)
04/15/2017 (Q)	$1,612,000	$1,585,805
		144,689,127
Health Care - 1.3%
Agilent Technologies, Inc.
3.875%, 07/15/2023	670,000	634,014
Alere, Inc.
7.250%, 07/01/2018	390,000	428,513
Cigna Corp.
4.500%, 03/15/2021	1,100,000	1,167,532
Endo Health Solutions, Inc.
7.250%, 01/15/2022	440,000	470,800
Forest Laboratories, Inc.
5.000%, 12/15/2021 (S)	410,000	411,538
HCA, Inc.
7.500%, 02/15/2022	555,000	609,113
LifePoint Hospitals, Inc.
5.500%, 12/01/2021 (S)	130,000	130,488
Medco Health Solutions, Inc.
7.125%, 03/15/2018	430,000	510,736
Mylan, Inc.
2.600%, 06/24/2018 (S)	670,000	670,062
7.875%, 07/15/2020 (S)	905,000	1,023,738
National Mentor Holdings, Inc.
12.500%, 02/15/2018 (S)	760,000	813,200
Salix Pharmaceuticals, Ltd.
6.000%, 01/15/2021 (S)	350,000	358,750
Tenet Healthcare Corp.
6.000%, 10/01/2020 (S)	165,000	172,219
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	1,000,000	1,092,142
UnitedHealth Group, Inc.
5.800%, 03/15/2036	540,000	592,248
Valeant Pharmaceuticals International
7.500%, 07/15/2021 (S)	325,000	356,688
WellCare Health Plans, Inc.
5.750%, 11/15/2020	320,000	327,200
WellPoint, Inc.
6.375%, 06/15/2037	1,000,000	1,137,703
		10,906,684
Industrials - 4.4%
Aeropuertos Dominicanos Siglo XXI SA
9.250%, 11/13/2019 (S)	650,000	640,250
Ahern Rentals, Inc.
9.500%, 06/15/2018 (S)	280,000	303,100
Air Lease Corp.
3.375%, 01/15/2019	685,000	685,000
4.750%, 03/01/2020	865,000	898,519
5.625%, 04/01/2017	400,000	440,500
Aircastle, Ltd.
6.250%, 12/01/2019	365,000	391,006
7.625%, 04/15/2020	205,000	230,113
American Airlines 2011-1 Class B Pass
Through Trust
7.000%, 01/31/2018 (H)(S)	1,256,414	1,328,658
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023 (S)	590,000	615,075

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2013-2 Class B Pass
Through Trust
5.600%, 07/15/2020 (S)	$290,000	$292,900
British Airways PLC 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (S)	1,050,000	1,073,625
British Airways PLC 2013-1 Class B Pass
Through Trust
5.625%, 06/20/2020 (S)	260,000	271,700
Casella Waste Systems, Inc.
7.750%, 02/15/2019	495,000	507,375
Coleman Cable, Inc.
9.000%, 02/15/2018	340,000	357,000
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	324,325	340,930
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	275,835	301,018
Continental Airlines 2000-2 Class B Pass
Through Trust
8.307%, 04/02/2018	192,364	203,184
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	589,076	643,566
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	218,563	232,224
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 04/11/2020	427,196	446,419
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 01/02/2023	959,898	1,065,486
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	1,052,853	1,187,092
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	295,752	329,763
Embraer Overseas, Ltd.
5.696%, 09/16/2023 (S)	352,000	352,000
Empresas ICA SAB de CV
8.375%, 07/24/2017 (S)	425,000	419,688
General Electric Company
2.700%, 10/09/2022	1,100,000	1,027,974
Glencore Funding LLC
2.500%, 01/15/2019 (S)	900,000	871,015
4.125%, 05/30/2023 (S)	590,000	550,500
Huntington Ingalls Industries, Inc.
7.125%, 03/15/2021	475,000	521,313
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	350,000	405,125
Iron Mountain, Inc.
5.750%, 08/15/2024	555,000	514,763
6.000%, 08/15/2023	640,000	656,000
KOC Holding AS
3.500%, 04/24/2020 (S)	550,000	469,535
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017	670,000	722,763
Masco Corp.
7.125%, 03/15/2020	360,000	410,943

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
Industrials (continued)
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (S)		$335,000	$341,700
Navios South American Logistics, Inc.
9.250%, 04/15/2019		845,000	911,544
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019		307,107	340,889
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)		735,000	678,956
7.500%, 09/14/2015 (Q)(S)		265,000	254,400
8.250%, 04/25/2018 (S)	BRL	850,000	302,639
Owens Corning
4.200%, 12/15/2022		$615,000	586,399
Penske Truck Leasing Company LP
3.750%, 05/11/2017 (S)		595,000	625,695
Ryder System, Inc.
2.450%, 11/15/2018		900,000	889,881
Safway Group Holding LLC
7.000%, 05/15/2018 (S)		300,000	316,500
Stanley Black & Decker, Inc.
5.750%, 12/15/2053 (L)(P)		650,000	684,125
Tenedora Nemak SA de CV
5.500%, 02/28/2023 (S)		475,000	465,500
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)		3,275,000	2,914,750
Textron, Inc.
7.250%, 10/01/2019		545,000	630,587
The Dun & Bradstreet Corp.
4.375%, 12/01/2022		700,000	673,875
The Kenan Advantage Group, Inc.
8.375%, 12/15/2018 (S)		580,000	610,450
Tutor Perini Corp.
7.625%, 11/01/2018		700,000	749,000
Tyco Electronics Group SA
4.875%, 01/15/2021		500,000	523,732
6.550%, 10/01/2017		945,000	1,081,034
UAL 2009-1 Pass Through Trust
10.400%, 11/01/2016		152,639	173,246
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017		319,554	367,487
Union Pacific Corp.
4.163%, 07/15/2022		1,137,000	1,168,053
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023		578,637	632,161
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)		400,000	441,000
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)		630,000	686,700
Waste Management, Inc.
7.750%, 05/15/2032		625,000	812,196
			37,568,621
Information Technology - 0.6%
Altice Financing SA
6.500%, 01/15/2022 (S)		230,000	232,300
Ancestry.com, Inc.
11.000%, 12/15/2020		430,000	498,800
Ancestry.com, Inc., PIK
9.625%, 10/15/2018 (S)		195,000	201,825

Active Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information Technology (continued)
Aspect Software, Inc.
10.625%, 05/15/2017	$405,000	$408,038
Blackboard, Inc.
7.750%, 11/15/2019 (S)	235,000	233,238
Brightstar Corp.
9.500%, 12/01/2016 (S)	675,000	742,500
Healthcare Technology Intermediate, Inc.
7.375%, 09/01/2018 (S)	200,000	208,000
NCR Escrow Corp.
5.875%, 12/15/2021 (S)	325,000	331,094
Tyco Electronics Group SA
2.375%, 12/17/2018	980,000	965,848
XLIT, Ltd.
5.750%, 10/01/2021	1,000,000	1,121,412
		4,943,055
Materials - 3.0%
Alcoa, Inc.
5.720%, 02/23/2019	560,000	596,344
Allegheny Technologies, Inc.
5.950%, 01/15/2021	200,000	207,234
9.375%, 06/01/2019	1,270,000	1,550,843
American Gilsonite Company
11.500%, 09/01/2017 (S)	730,000	700,800
AngloGold Ashanti Holdings PLC
8.500%, 07/30/2020	675,000	697,005
ArcelorMittal
10.350%, 06/01/2019	430,000	543,950
ARD Finance SA, PIK
11.125%, 06/01/2018 (S)	547,606	585,938
Barrick Gold Corp.
4.100%, 05/01/2023	565,000	509,907
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	785,000	837,203
Cemex SAB de CV
6.500%, 12/10/2019 (S)	600,000	619,800
CF Industries, Inc.
7.125%, 05/01/2020	820,000	960,133
Commercial Metals Company
7.350%, 08/15/2018	320,000	364,800
Consolidated Container Company LLC
10.125%, 07/15/2020 (S)	455,000	484,575
Eastman Chemical Company
4.500%, 01/15/2021	1,000,000	1,025,670
Edgen Murray Corp.
8.750%, 11/01/2020 (S)	450,000	515,250
FQM Akubra, Inc.
7.500%, 06/01/2021 (S)	900,000	940,500
Freeport-McMoran Copper & Gold, Inc.
3.875%, 03/15/2023	900,000	849,753
Georgia-Pacific LLC
7.250%, 06/01/2028	345,000	415,051
Gerdau Trade, Inc.
4.750%, 04/15/2023 (S)	310,000	285,200
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	330,000	360,954
International Paper Company
9.375%, 05/15/2019	495,000	648,947
JMC Steel Group
8.250%, 03/15/2018 (S)	200,000	202,000
LyondellBasell Industries NV
5.000%, 04/15/2019	1,580,000	1,753,833
Magnesita Finance, Ltd.
8.625%, 04/05/2017 (Q)(S)	540,000	518,400

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Methanex Corp.
5.250%, 03/01/2022	$500,000	$528,625
MMC Finance, Ltd.
5.550%, 10/28/2020 (S)	385,000	382,594
Neenah Paper, Inc.
5.250%, 05/15/2021 (S)	260,000	252,850
Pretium Packaging LLC
11.500%, 04/01/2016	210,000	224,175
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)	415,000	429,525
8.250%, 01/15/2021 (S)	275,000	280,500
Rock-Tenn Company
4.000%, 03/01/2023	700,000	667,528
Severstal Columbus LLC
10.250%, 02/15/2018	180,000	190,800
SunCoke Energy, Inc.
7.625%, 08/01/2019	340,000	366,350
Tekni-Plex, Inc.
9.750%, 06/01/2019 (S)	362,000	410,870
The Dow Chemical Company
3.000%, 11/15/2022	270,000	251,417
4.125%, 11/15/2021	1,000,000	1,031,586
The Mosaic Company
4.250%, 11/15/2023	1,300,000	1,281,774
Thompson Creek Metals Company, Inc.
7.375%, 06/01/2018	625,000	532,813
Valspar Corp.
4.200%, 01/15/2022	1,000,000	984,827
Vedanta Resources PLC
7.125%, 05/31/2023 (S)	400,000	366,500
Walter Energy, Inc.
9.875%, 12/15/2020	260,000	224,900
Wise Metals Group LLC
8.750%, 12/15/2018 (S)	500,000	526,250
Xstrata Finance Canada, Ltd.
3.600%, 01/15/2017 (S)	700,000	729,906
4.250%, 10/25/2022 (S)	350,000	333,224
		26,171,104
Telecommunication Services - 3.2%
American Tower Corp.
3.400%, 02/15/2019	400,000	407,002
5.900%, 11/01/2021	1,500,000	1,634,442
AT&T, Inc.
4.350%, 06/15/2045	285,000	240,389
5.350%, 09/01/2040	580,000	571,984
CenturyLink, Inc.
5.625%, 04/01/2020	290,000	295,075
5.800%, 03/15/2022	740,000	730,750
7.600%, 09/15/2039	1,630,000	1,450,700
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	1,035,000	1,084,580
6.113%, 01/15/2020 (S)	720,000	806,512
Deutsche Telekom International
Finance BV
8.750%, 06/15/2030	758,000	1,066,883
Digicel Group, Ltd.
8.250%, 09/30/2020 (S)	630,000	652,838
Embarq Corp.
7.995%, 06/01/2036	592,000	597,903
ENTEL Chile SA
4.875%, 10/30/2024 (S)	440,000	429,087
GTP Acquisition Partners I LLC
4.704%, 05/15/2018 (S)	2,215,000	2,166,562

Active Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
GTP Acquisition Partners I LLC (continued)
7.628%, 06/15/2016 (S)		$1,530,000	$1,641,311
MetroPCS Wireless, Inc.
6.250%, 04/01/2021 (S)		275,000	285,313
Millicom International Cellular SA
4.750%, 05/22/2020 (S)		345,000	331,200
6.625%, 10/15/2021 (S)		450,000	465,525
Oi SA
9.750%, 09/15/2016 (S)	BRL	1,110,000	423,440
PAETEC Holding Corp.
9.875%, 12/01/2018		$436,000	487,230
SBA Tower Trust
2.933%, 12/15/2017 (S)		855,000	870,001
3.598%, 04/15/2018 (S)		850,000	830,560
5.101%, 04/17/2017 (S)		675,000	727,605
SoftBank Corp.
4.500%, 04/15/2020 (S)		700,000	682,500
Sprint Capital Corp.
6.875%, 11/15/2028		750,000	706,875
T-Mobile USA, Inc.
6.125%, 01/15/2022		225,000	228,938
Telecom Italia Capital SA
6.999%, 06/04/2018		480,000	531,600
7.200%, 07/18/2036		430,000	413,875
Telefonica Emisiones SAU
6.421%, 06/20/2016		1,005,000	1,119,852
Verizon Communications, Inc.
4.500%, 09/15/2020		700,000	748,545
5.150%, 09/15/2023		2,000,000	2,144,002
6.550%, 09/15/2043		1,385,000	1,615,018
6.900%, 04/15/2038		715,000	848,361
			27,236,458
Utilities - 2.4%
AES Corp.
4.875%, 05/15/2023		185,000	172,975
Arizona Public Service Company
5.500%, 09/01/2035		1,118,000	1,196,234
Beaver Valley II Funding Corp.
9.000%, 06/01/2017		403,000	405,289
BVPS II Funding Corp.
8.890%, 06/01/2017		425,000	444,660
Calpine Corp.
6.000%, 01/15/2022 (S)		185,000	189,625
CenterPoint Energy Houston Electric LLC
6.950%, 03/15/2033		535,000	685,433
CMS Energy Corp.
5.050%, 03/15/2022		910,000	981,049
DPL, Inc.
7.250%, 10/15/2021		585,000	592,313
Electricite de France SA (5.250% to
01/29/2023, then 10 Year Swap
Rate + 3.709%)
01/29/2023 (Q)(S)		300,000	298,350
Entergy Corp.
4.700%, 01/15/2017		1,000,000	1,074,863
FirstEnergy Corp.
7.375%, 11/15/2031		1,000,000	1,083,992
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month
LIBOR + 2.120%)
12/01/2066		928,000	932,640
Israel Electric Corp., Ltd.
5.625%, 06/21/2018 (S)		650,000	687,224

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Israel Electric Corp., Ltd. (continued)
6.875%, 06/21/2023 (S)	$430,000	$458,367
7.250%, 01/15/2019 (S)	520,000	577,566
LBC Tank Terminals Holding
Netherlands BV
6.875%, 05/15/2023 (S)	200,000	206,750
Michigan Consolidated Gas Company
5.700%, 03/15/2033	736,000	764,962
NextEra Energy Capital Holdings, Inc.
(6.650% to 06/15/2017, then 3 month
LIBOR + 2.125%)
06/15/2067	310,000	316,200
NiSource Finance Corp.
4.800%, 02/15/2044	1,260,000	1,132,846
6.400%, 03/15/2018	672,000	773,016
NRG Energy, Inc.
7.625%, 01/15/2018	555,000	632,700
8.250%, 09/01/2020	505,000	559,288
Oncor Electric Delivery Company LLC
4.100%, 06/01/2022	750,000	752,294
PPL Capital Funding, Inc.
3.400%, 06/01/2023	1,160,000	1,077,621
PPL Capital Funding, Inc. (6.700% to
03/30/2017, then 3 month
LIBOR + 2.665%)
03/30/2067	605,000	611,050
PSEG Power LLC
8.625%, 04/15/2031	736,000	998,583
Southern California Edison Company
(6.250% to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	460,000	476,100
TransAlta Corp.
6.650%, 05/15/2018	1,157,000	1,305,948
W3A Funding Corp.
8.090%, 01/02/2017	309,262	308,195
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month
LIBOR + 2.113%)
05/15/2067	470,000	484,688
		20,180,821
TOTAL CORPORATE BONDS (Cost $367,381,470)		$378,701,546

CAPITAL PREFERRED SECURITIES - 1.1%
Financials - 1.1%
Allfirst Preferred Capital Trust
1.744%, 07/15/2029 (P)	1,025,000	820,000
HSBC Finance Capital Trust IX (5.911%
to 11/30/2015, then 3 month
LIBOR + 1.926%)
11/30/2035	1,350,000	1,390,500
MetLife Capital Trust X (9.250% to
04/08/2033, then 3 month
LIBOR + 5.540%)
04/08/2038 (S)	650,000	835,250
PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	245,000	254,923
Sovereign Capital Trust VI
7.908%, 06/13/2036	390,000	392,925
State Street Capital Trust IV
1.243%, 06/15/2037 (P)	1,060,000	800,830

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
SunTrust Preferred Capital I
4.000%, 02/18/2014 (P)(Q)	$425,000	$317,156
USB Capital IX
3.500%, 02/18/2014 (P)(Q)	1,745,000	1,352,375
ZFS Finance USA Trust II (6.450% to
06/15/2016 then 3 month
LIBOR + 2.000%)
12/15/2065 (S)	1,455,000	1,553,213
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month
LIBOR + 2.285%)
05/09/2037 (S)	1,695,000	1,800,938
		9,518,110
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $9,322,847)		$9,518,110

CONVERTIBLE BONDS - 0.0%
Consumer Discretionary - 0.0%
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)	120,000	233,100
TOTAL CONVERTIBLE BONDS (Cost $129,600)		$233,100

TERM LOANS (M) - 0.4%
Consumer Discretionary - 0.0%
CCM Merger, Inc.
5.000%, 03/01/2017	172,355	173,863
Marina District Finance Company, Inc.,
TBD 08/15/2018 (T)	150,000	150,563
		324,426
Consumer Staples - 0.1%
The Sun Products Corp.
5.500%, 03/23/2020	596,992	564,158
Energy - 0.0%
Templar Energy LLC
8.000%, 11/25/2020	365,000	365,913
Financials - 0.1%
iStar Financial, Inc.
4.500%, 10/16/2017	189,479	190,367
Walter Investment Management Corp.
4.750%, 12/11/2020	291,779	292,630
		482,997
Industrials - 0.2%
Delta Air Lines, Inc.
4.000%, 10/18/2018	495,000	496,698
Syncreon Holdings, Ltd.
5.250%, 10/28/2020	700,000	697,375
WP CPP Holdings LLC
4.750%, 12/27/2019	248,125	249,572
		1,443,645
Materials - 0.0%
FMG Resources August 2006 Pty, Ltd.
4.250%, 06/28/2019	294,392	298,317
Utilities - 0.0%
La Frontera Generation LLC
4.500%, 09/30/2020	280,239	282,954
TOTAL TERM LOANS (Cost $3,724,750)		$3,762,410

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS - 0.3%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	$1,885,000	$2,511,668
TOTAL MUNICIPAL BONDS (Cost $2,068,957)		$2,511,668

COLLATERALIZED MORTGAGE
OBLIGATIONS - 22.1%
Commercial & Residential - 16.3%
American Home Mortgage Assets Trust,
Series 2006-6, Class XP IO
2.003%, 12/25/2046	5,181,213	328,231
American Home
Mortgage Investment Trust
Series 2005-1, Class 1A1,
0.385%, 06/25/2045 (P)	954,963	838,887
Series 2004-4, Class 5A,
2.355%, 02/25/2045 (P)	1,143,657	1,133,009
Americold 2010 LLC Trust
Series 2010-ARTA, Class C,
6.811%, 01/14/2029 (S)	1,350,000	1,519,787
Series 2010-ARTA, Class D,
7.443%, 01/14/2029 (S)	2,525,000	2,801,174
Banc of America
Commercial Mortgage Trust, Inc.
Series 2005-5, Class XC IO,
0.088%, 10/10/2045 (S)	211,445,683	446,996
Series 2005-2, Class AJ,
4.953%, 07/10/2043 (P)	2,524,154	2,626,463
Series 2007-3, Class AMF,
5.317%, 06/10/2049	500,000	545,052
Series 2006-6, Class AM,
5.390%, 10/10/2045	1,350,000	1,463,014
Series 2006-6, Class AJ,
5.421%, 10/10/2045	500,000	496,464
Series 2007-1, Class A3,
5.449%, 01/15/2049	235,531	235,299
Series 2007-2, Class A2,
5.633%, 04/10/2049 (P)	355,479	355,711
Series 2007-3, Class AM,
5.649%, 06/10/2049 (P)	1,000,000	1,100,655
Series 2006-4, Class AM,
5.675%, 07/10/2046	1,215,000	1,324,832
Series 2007-4, Class AM,
5.813%, 02/10/2051 (P)	610,000	672,563
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	919,842	1,000,637
Banc of America Re-Remic Trust,
Series 2013-DSNY, Class E
2.767%, 09/15/2026 (P)(S)	565,000	566,594
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2005-5, Class A2,
2.250%, 08/25/2035 (P)	910,911	911,638
Series 2005-2, Class A1,
2.600%, 03/25/2035 (P)	841,017	846,626
Bear Stearns Alt-A Trust
Series 2005-7, Class 11A1,
0.705%, 08/25/2035 (P)	1,159,657	1,063,126
Series 2005-5, Class 1A4,
0.725%, 07/25/2035 (P)	1,083,238	1,014,504
Bear Stearns Asset
Backed Securities Trust
Series 2003-AC4, Class A,
5.500%, 09/25/2033 (P)	1,178,339	1,198,480

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Asset Backed
Securities Trust (continued)
Series 2004-AC5, Class A1,
5.750%, 10/25/2034 (P)	$1,108,525	$1,111,465
Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2004-T16, Class X1 IO,
0.754%, 02/13/2046 (S)	21,393,005	108,805
Series 2004-PWR5, Class X1 IO,
0.837%, 07/11/2042 (S)	20,579,302	134,280
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
0.375%, 12/25/2036 (P)	1,151,942	824,738
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2005-CD1, Class C,
5.218%, 07/15/2044 (P)	400,000	408,852
Series 2007-CD4, Class AMFX,
5.366%, 12/11/2049 (P)	1,000,000	1,032,671
Commercial Mortgage Pass
Through Certificates
Series 2012-CR5, Class XA IO,
1.929%, 12/10/2045	10,573,894	1,109,730
Series 2012-CR2, Class XA IO,
1.942%, 08/15/2045	16,501,014	1,820,012
Series 2012-LC4, Class XA IO,
2.499%, 12/10/2044 (S)	6,116,322	812,645
Series 2013-300P, Class D,
4.394%, 08/10/2030 (P)(S)	1,080,000	986,994
Series 2013-300P, Class E,
4.394%, 08/10/2030 (P)(S)	700,000	619,156
Series 2013-CR13, Class C,
4.757%, 10/10/2046 (P)	675,000	653,779
Series 2012-LC4, Class B,
4.934%, 12/10/2044 (P)	570,000	593,471
Series 2013-LC13, Class B,
5.009%, 08/10/2046 (P)(S)	735,000	750,807
Series 2013-CR11, Class B,
5.165%, 10/10/2046 (P)	770,000	791,128
Series 2012-LC4, Class C,
5.648%, 12/10/2044 (P)	960,000	1,013,547
Series 2010-C1, Class D,
5.908%, 07/10/2046 (P)(S)	685,000	714,563
Series 2007-GG11, Class AJ,
6.046%, 12/10/2049 (P)	620,000	606,096
Countrywide Home Loan Mortgage Pass
Through Trust, Series 2004-HYB2,
Class 4A 2.544%, 07/20/2034 (P)	2,442,220	2,440,019
Credit Suisse Commercial Mortgage Trust,
Series 2007-C4, Class A1
5.760%, 09/15/2039 (P)	900,000	936,654
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C1,
Class AX IO 0.344%, 02/15/2038 (S)	33,931,120	107,901
Deutsche Mortgage Securities, Inc.,
Series 2004-4, Class 2AR1
0.705%, 06/25/2034 (P)	911,973	837,629
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2B
0.616%, 07/19/2044 (P)	1,493,850	1,373,864

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Extended Stay America Trust
Series 2013-ESH5, Class C5,
2.675%, 12/05/2031 (S)	$850,000	$830,186
Series 2013-ESFL, Class DFL,
3.308%, 12/05/2031 (P)(S)	545,000	537,121
Series 2013-ESHM, Class M,
7.625%, 12/05/2019 (S)	600,000	599,867
Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class C,
4.270%, 05/05/2027 (S)	1,295,000	1,315,785
Series 2012-FBLU, Class D,
5.007%, 05/05/2027 (S)	700,000	715,560
FREMF Mortgage Trust
Series 2011-K11, Class B,
4.421%, 12/25/2048 (P)(S)	875,000	877,748
Series 2011-K10, Class B,
4.615%, 11/25/2049 (P)(S)	1,000,000	1,010,807
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC IO
0.486%, 06/10/2048 (S)	50,433,939	225,389
GE Commercial Mortgage Corp. Trust,
Series 2007-C1, Class AM
5.606%, 12/10/2049 (P)	1,000,000	1,013,546
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR2, Class 3A
3.122%, 08/19/2034 (P)	707,157	686,669
Greenwich Capital Commercial
Funding Corp., Series 2006-GG7,
Class AM 5.820%, 07/10/2038 (P)	1,790,000	1,954,045
GS Mortgage Securities Corp. II
Series 2005-GG4, Class XC IO,
0.742%, 07/10/2039 (S)	67,857,260	492,983
Series 2013-KYO, Class D,
2.768%, 11/08/2029 (P)(S)	545,000	541,638
Series 2013-GC10, Class C,
4.285%, 02/10/2046 (P)(S)	859,800	813,694
GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1,
2.656%, 09/25/2035 (P)	816,783	804,238
Series 2004-9, Class B1,
3.098%, 08/25/2034 (P)	1,511,285	919,359
HarborView Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (P)(S)	23,328,297	247,863
Series 2007-3, Class ES IO,
0.349%, 05/19/2047 (P)(S)	28,162,465	299,226
Series 2007-4, Class ES IO,
0.349%, 07/19/2047 (P)	30,167,002	320,524
Series 2005-9, Class 2A1C,
0.617%, 06/20/2035 (P)	1,138,428	1,024,724
Series 2005-11, Class X IO,
2.147%, 08/19/2045	2,852,132	136,105
Series 2005-8, Class 1X IO,
2.174%, 09/19/2035	2,902,255	196,227
Hilton USA Trust
Series 2013-HLF, Class EFL,
3.919%, 11/05/2030 (P)(S)	792,000	792,056
Series 2013-HLT, Class DFX,
4.407%, 11/05/2030 (S)	382,000	382,099
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.673%, 10/25/2036	22,994,176	738,596

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
IndyMac Index Mortgage
Loan Trust (continued)
Series 2005-AR18, Class 1X IO,
2.041%, 10/25/2036	$7,476,953	$478,761
Irvine Core Office Trust, Series 2013-IRV,
Class XA IO 1.105%, 05/15/2048 (S)	21,723,239	1,103,693
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2006-LDP8, Class X IO,
0.545%, 05/15/2045	66,074,581	871,392
Series 2011-C3A, Class XA IO,
1.271%, 02/15/2046 (S)	26,333,034	1,238,048
Series 2012-HSBC, Class XA IO,
1.431%, 07/05/2032 (S)	16,335,000	1,657,284
Series 2011-C4, Class XA IO,
1.513%, 07/15/2046 (S)	34,191,325	1,883,498
Series 2013-JWRZ, Class D,
3.157%, 04/15/2030 (P)(S)	705,000	701,899
Series 2012-PHH, Class D,
3.434%, 10/15/2025 (P)(S)	595,000	598,505
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	2,292,000	2,514,310
Series 2007-LDPX, Class AM,
5.464%, 01/15/2049 (P)	3,105,000	3,207,319
Series 2007-LD12, Class AM,
5.999%, 02/15/2051 (P)	2,250,000	2,493,509
Series 2013-INMZ, Class M,
6.144%, 09/15/2018 (P)(S)	700,000	704,287
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class XCL IO,
0.803%, 02/15/2040 (S)	28,468,292	210,495
Series 2005-C2, Class AJ,
5.205%, 04/15/2030 (P)	1,000,000	1,035,243
Series 2006-C6, Class AM,
5.413%, 09/15/2039	1,005,000	1,104,765
Series 2006-C4, Class AJ,
5.878%, 06/15/2038 (P)	700,000	726,823
MASTR Adjustable Rate Mortgages Trust
Series 2004-11, Class M2,
1.265%, 11/25/2034 (P)	840,000	780,656
Series 2004-8, Class 5A1,
2.562%, 08/25/2034 (P)	1,861,687	1,856,409
Series 2004-13, Class 2A1,
2.644%, 04/21/2034 (P)	714,240	731,513
MASTR Alternative Loans Trust,
Series 2004-4, Class 8A1
6.500%, 05/25/2034	761,003	809,980
Merrill Lynch Mortgage Investors Trust
Series 2005-A, Class A1,
0.625%, 03/25/2030 (P)	88,194	85,179
Series 2004-1, Class 2A1,
2.143%, 12/25/2034 (P)	816,745	812,868
Series 2007-3, Class M3 IO,
3.209%, 09/25/2037 (P)	296	0
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class XC IO,
0.216%, 07/12/2038 (S)	196,616,759	677,148
Series 2006-C2, Class X IO,
0.337%, 08/12/2043 (S)	72,033,284	656,727
Series 2008-C1, Class X IO,
0.418%, 02/12/2051 (S)	37,866,967	520,406

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class AM,
5.419%, 08/12/2048	$2,260,000	$2,372,907
Series 2007-6, Class AM,
5.526%, 03/12/2051 (P)	1,950,000	2,008,295
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2013-C7, Class XA IO,
1.747%, 02/15/2046	8,632,099	846,723
Series 2012-C5, Class XA IO,
1.887%, 08/15/2045 (S)	15,227,603	1,438,521
Series 2012-C6, Class XA IO,
2.170%, 11/15/2045 (S)	11,815,397	1,286,413
Series 2013-C7, Class C,
4.188%, 02/15/2046 (P)	515,000	482,419
Morgan Stanley Capital I Trust
Series 2005-T17, Class X1 IO,
0.615%, 12/13/2041 (S)	56,151,910	250,381
Series 2005-IQ9, Class X1 IO,
1.180%, 07/15/2056 (S)	21,714,364	408,425
Series 2011-C3, Class XA IO,
1.281%, 07/15/2049 (S)	20,359,928	962,190
Series 2012-C4, Class AS,
3.773%, 03/15/2045	2,371,500	2,350,270
Series 2007-IQ14, Class AM,
5.689%, 04/15/2049 (P)	1,325,000	1,369,606
MortgageIT Trust, Series 2005-2,
Class 1A2 0.495%, 05/25/2035 (P)	1,082,979	1,005,140
Motel 6 Trust, Series 2012-MTL6,
Class D 3.781%, 10/05/2025 (S)	3,350,000	3,316,899
Multi Security Asset Trust,
Series 2005-RR4A, Class F
5.880%, 11/28/2035 (P)(S)	580,000	563,325
Residential Accredit Loans, Inc.
Series 2005-QO4, Class XIO IO,
2.362%, 12/25/2045	5,862,092	495,155
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	190,634	195,723
Sequoia Mortgage Trust, Series 2005-3,
Class A1 0.367%, 05/20/2035 (P)	202,515	180,053
Springleaf Mortgage Loan Trust,
Series 2012-3A, Class M1
2.660%, 12/25/2059 (P)(S)	605,000	598,642
Structured Agency Credit Risk Debt
Notes, Series 2013-DN2, Class M1
1.618%, 11/25/2023 (P)	974,553	972,311
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
7.078%, 07/15/2027 (P)(S)	154,032	154,792
Thornburg Mortgage Securities Trust,
Series 2004-1, Class II2A
1.765%, 03/25/2044 (P)	1,123,022	1,083,722
Timberstar Trust, Series 2006-1A, Class A
5.668%, 10/15/2036 (S)	2,300,000	2,509,657
UBS Commercial Mortgage Trust
Series 2012-C1, Class B,
4.822%, 05/10/2045	535,000	549,081
Series 2012-C1, Class C,
5.535%, 05/10/2045 (P)(S)	585,000	610,571

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
UBS-Barclays Commercial
Mortgage Trust, Series 2012-C2,
Class XA IO 1.792%, 05/10/2063 (S)	$19,130,626	$1,699,201
VFC 2013-1 LLC, Series 2013-1, Class A
3.130%, 03/20/2026 (S)	421,033	423,506
VNO Mortgage Trust, Series 2013-PENN,
Class D 3.947%, 12/13/2029 (P)(S)	675,000	642,750
Wachovia Bank
Commercial Mortgage Trust
Series 2005-C17, Class XC IO,
0.271%, 03/15/2042 (S)	33,933,208	90,907
Series 2005-C19, Class AJ,
4.793%, 05/15/2044	1,862,483	1,941,156
Series 2005-C16, Class D,
5.044%, 10/15/2041 (P)	1,000,000	1,021,126
Series 2005-C16, Class E,
5.153%, 10/15/2041 (P)(S)	2,500,000	2,514,828
Series 2007-C31, Class AM,
5.591%, 04/15/2047 (P)	1,390,000	1,513,232
WaMu Mortgage Pass
Through Certificates
Series 2005-AR19, Class A1A2,
0.455%, 12/25/2045 (P)	1,039,357	950,937
Series 2005-AR2, Class 2A3,
0.515%, 01/25/2045 (P)	600,054	540,550
Series 2005-AR8, Class 2AB3,
0.525%, 07/25/2045 (P)	980,161	908,095
Series 2005-AR2, Class 2A1B,
0.535%, 01/25/2045 (P)	1,676,335	1,507,641
Series 2005-AR8, Class 2AB2,
0.585%, 07/25/2045 (P)	2,511,465	2,339,874
Series 2004-AR8, Class A2,
0.588%, 06/25/2044 (P)	1,060,557	970,915
Series 2005-AR13, Class X IO,
1.485%, 10/25/2045	14,356,717	611,282
Washington Mutual Alternative Mortgage
Pass Through Certificates,
Series 2005-1, Class 6A1
6.500%, 03/25/2035	429,539	433,224
Wells Fargo Commercial Mortgage Trust
Series 2013-1, Class 20B,
2.710%, 03/18/2028 (P)(S)	1,175,000	1,071,084
Series 2013-BTC, Class E,
3.550%, 04/16/2035 (P)(S)	685,000	566,328
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR3,
Class 1A2 2.626%, 03/25/2035 (P)	759,210	736,908
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class XA IO,
1.670%, 03/15/2044 (S)	25,668,876	1,733,702
Series 2012-C10, Class XA IO,
1.829%, 12/15/2045 (S)	7,879,864	845,383
Series 2012-C9, Class XA IO,
2.255%, 11/15/2045 (S)	16,989,672	2,086,774
Series 2013-C15, Class B,
4.486%, 08/15/2046 (P)	275,000	273,792
Series 2013-C16, Class B,
4.985%, 09/15/2046 (P)	470,000	486,825
		139,136,561

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency - 5.8%
Federal Home Loan Mortgage Corp.
Series K011, Class X1 IO,
0.358%, 11/25/2020	$56,576,749	$1,070,489
Series K026, Class X1 IO,
1.053%, 11/25/2022	11,256,218	803,671
Series K014, Class X1 IO,
1.259%, 04/25/2021	5,549,722	405,346
Series K022, Class X1 IO,
1.305%, 07/25/2022	13,843,921	1,172,414
Series KAIV, Class X1 IO,
1.379%, 06/25/2021	26,349,292	1,945,974
Series K018, Class X1 IO,
1.456%, 01/25/2022	7,894,080	690,882
Series K021, Class X1 IO,
1.512%, 06/25/2022	13,719,883	1,345,715
Series K707, Class X1 IO,
1.557%, 12/25/2018	11,629,649	766,208
Series K705, Class X1 IO,
1.756%, 09/25/2018	15,819,425	1,137,923
Series K710, Class X1 IO,
1.783%, 05/25/2019	5,961,558	479,661
Series K021, Class A2,
2.396%, 06/25/2022	1,000,000	931,295
Series 3632, Class AP,
3.000%, 02/15/2040	3,885,148	4,013,210
Series 290, Class IO,
3.500%, 11/15/2032	4,052,164	803,885
Series 3908, Class PA,
4.000%, 06/15/2039	583,369	610,953
Series 3943, Class DI IO,
4.000%, 11/15/2039	4,832,461	812,911
Series 3830, Class NI IO,
4.500%, 01/15/2036	5,299,547	631,661
Series 3794, Class PI IO,
4.500%, 02/15/2038	496,326	63,269
Series 4030, Class BI IO,
5.000%, 01/15/2042	3,761,139	761,747
Series 4077, Class IK IO,
5.000%, 07/15/2042	2,164,565	480,561
Series T-41, Class 3A,
6.611%, 07/25/2032 (P)	109,910	123,896
Federal National Mortgage Association
Series 2012-M5, Class X IO,
0.638%, 02/25/2022	13,426,923	527,195
Series 2012-21, Class PA,
2.000%, 03/25/2041	8,520,003	8,456,359
Series 2012-38, Class PA,
2.000%, 09/25/2041	2,204,525	2,086,098
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	4,078,185	759,660
Series 2012-19, Class JA,
3.500%, 03/25/2041	2,132,717	2,188,027
Series 2012-118, Class IB IO,
3.500%, 11/25/2042	2,045,807	478,227
Series 2010-15, Class KA,
4.000%, 03/25/2039	1,627,988	1,690,744
Series 402, Class 4 IO,
4.000%, 10/25/2039	727,477	139,374
Series 402, Class 3 IO,
4.000%, 11/25/2039	535,633	110,224
Series 2011-41, Class KA,
4.000%, 01/25/2041	2,059,987	2,150,101

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2011-86, Class NA,
4.000%, 01/25/2041	$3,491,561	$3,645,472
Series 402, Class 7 IO,
4.500%, 11/25/2039	629,873	128,561
Series 407, Class 21 IO,
5.000%, 01/25/2039	456,667	67,344
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	590,512	91,001
Series 2009-78, Class IB IO,
5.000%, 06/25/2039	757,841	108,835
Series 407, Class 15 IO,
5.000%, 01/25/2040	849,074	169,689
Series 407, Class 7 IO,
5.000%, 03/25/2041	670,084	138,829
Series 407, Class 8 IO,
5.000%, 03/25/2041	254,402	51,473
Series 407, Class C6 IO,
5.500%, 01/25/2040	4,735,612	928,767
Series 2010-135, Class TS IO,
5.855%, 12/25/2040	6,290,172	1,044,796
Series 2001-50, Class BA,
7.000%, 10/25/2041	25,289	28,908
Series 2002-W3, Class A5,
7.500%, 11/25/2041	147,559	172,641
Government National
Mortgage Association
Series 2012-70, Class IO,
0.964%, 08/16/2052	12,778,192	835,847
Series 2012-120, Class IO,
1.015%, 02/16/2053	15,666,535	1,150,378
Series 2012-114, Class IO,
1.032%, 01/16/2053	15,869,405	1,460,239
Series 2010-147, Class SA IO,
6.003%, 05/20/2040	6,753,714	1,094,100
Series 2010-85, Class SB IO,
6.433%, 03/16/2040	5,714,759	996,940
		49,751,500
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $190,931,888)		$188,888,061

ASSET BACKED SECURITIES - 4.8%
Aegis Asset Backed Securities Trust
Series 2005-4, Class M1,
0.615%, 10/25/2035 (P)	1,085,000	896,818
Series 2004-3, Class A1,
0.885%, 09/25/2034 (P)	666,268	652,693
Aircraft Lease Securitisation, Ltd.
0.429%, 05/10/2032 (P)(S)	288,926	277,369
Ameriquest Mortgage Securities, Inc.
0.575%, 01/25/2036 (P)	900,000	758,426
Series 2005-R3, Class M2,
0.635%, 05/25/2035 (P)	685,000	622,958
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	4,551	4,575
Argent Securities, Inc.
Series 2004-W6, Class M1,
0.715%, 05/25/2034 (P)	675,307	658,893
Series 2003-W10, Class M1,
1.245%, 01/25/2034 (P)	612,635	587,528

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
ARL First LLC, Series 2012-1A, Class A2
3.810%, 12/15/2042 (S)	$900,000	$869,344
Asset Backed Funding Certificates,
Series 2005-HE1, Class M1
0.585%, 03/25/2035 (P)	631,317	598,723
Bravo Mortgage Asset Trust,
Series 2006-1A, Class A2
0.405%, 07/25/2036 (P)(S)	1,063,445	975,402
Business Loan Express SBA Loan Trust,
Class 2005-1BLX, Class 1A
0.465%, 06/27/2033 (P)(S)	874,004	629,499
Centex Home Equity
Series 2005-A, Class M4,
0.965%, 01/25/2035 (P)	225,608	175,436
Series 2004-D, Class AF4,
4.680%, 06/25/2032 (P)	561,702	582,352
Citicorp Residential Mortgage
Securities, Inc., Series 2007-2, Class A6
5.898%, 06/25/2037 (P)	656,433	661,691
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	1,577,056	1,574,030
Conseco Financial Corp., Series 1996-10,
Class M1
7.240%, 11/15/2028 (P)	895,935	962,661
ContiMortgage Home Equity Loan Trust,
Series 1995-2, Class A5
8.100%, 08/15/2025	10,510	10,331
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF5B
5.110%, 02/25/2035 (P)	1,276,638	1,335,103
Credit-Based Asset Servicing
and Securitization LLC
Series 2005-CB2, Class M1,
0.825%, 04/25/2036 (P)	1,026,002	990,717
Series 2006-MH1, Class B1,
5.606%, 10/25/2036 (P)(S)	2,560,000	1,210,115
Cronos Containers Program, Ltd.,
Series 2013-1A, Class A
3.080%, 04/18/2028 (S)	1,680,000	1,645,152
CSMC Trust, Series 2006-CF2, Class M1
0.635%, 05/25/2036 (P)(S)	1,225,000	1,180,480
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	3,841,444	4,069,184
Encore Credit Receivables Trust,
Series 2005-2, Class M2
0.855%, 11/25/2035 (P)	1,400,000	1,284,536
Equity One ABS, Inc.
Series 2004-1, Class M2,
5.115%, 04/25/2034 (P)	229,520	215,188
Series 2004-1, Class M3,
5.260%, 04/25/2034 (P)	303,746	176,107
Fremont Home Loan Trust, Series 2005-1,
Class M3
0.930%, 06/25/2035 (P)	840,000	804,863
FRS I LLC, Series 2013-1A, Class B
3.960%, 04/15/2043 (S)	900,000	878,586
GSAA Home Equity Trust,
Series 2005-11, Class 3A1
0.435%, 10/25/2035 (P)	1,094,063	1,013,219
GSAA Trust, Series 2005-10, Class M3
0.715%, 06/25/2035 (P)	1,545,000	1,448,717

Active Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GSAMP Trust, Series 2006-NC1,
Class A2
0.345%, 02/25/2036 (P)	$651,550	$609,904
GSRPM Mortgage Loan Trust,
Series 2006-1, Class A1
0.465%, 03/25/2035 (P)(S)	1,580,082	1,525,377
Harch CLO III, Ltd., Series 2007-1A,
Class D
1.987%, 04/17/2020 (P)(S)	700,000	661,901
Home Equity Mortgage Loan Asset-
Backed Trust, Series 2005-C,
Class AII3
0.535%, 10/25/2035 (P)	670,000	629,257
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
1.215%, 02/25/2034 (P)	145,078	133,764
Loomis Sayles CLO I, Ltd.
1.838%, 10/26/2020 (P)(S)	1,100,000	1,027,524
Mastr Asset Backed Securities Trust,
Series 2007-HE2, Class A2
0.865%, 08/25/2037 (P)	344,650	338,873
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.915%, 09/25/2035 (P)	465,176	430,878
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
0.615%, 03/25/2035 (P)	780,000	746,727
Option One Mortgage Loan Trust,
Series 2004-1, Class M1
1.065%, 01/25/2034 (P)	531,448	492,959
RAMP Trust
Series 2005-RS3, Class M1,
0.585%, 03/25/2035 (P)	555,000	517,461
Series 2004-RZ3, Class AI-4,
4.572%, 05/25/2033 (P)	79,556	77,836
Series 2004-RS9, Class AI-4,
4.767%, 10/25/2032 (P)	77,564	76,492
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934%, 08/25/2035 (P)	660,000	637,346
Sonic Capital LLC, Series 2011-1A,
Class A2
5.438%, 05/20/2041 (S)	635,223	676,631
Soundview Home Loan Trust,
Series 2006-OPT2, Class A3
0.345%, 05/25/2036 (P)	496,133	454,541
Specialty Underwriting & Residential
Finance Trust, Series 2006-BC1,
Class A2D
0.465%, 12/25/2036 (P)	1,760,000	1,651,151
Westgate Resorts LLC
Series 2012-3A, Class A,
2.500%, 03/20/2025 (S)	709,261	712,140
Series 2012-2A, Class A,
3.000%, 01/20/2025 (S)	543,469	547,713
Series 2013-1A, Class B,
3.750%, 08/20/2025 (S)	431,613	435,929
Series 2012-2A, Class B,
4.500%, 01/20/2025 (S)	955,361	970,293
Series 2012-3A, Class B,
4.500%, 03/20/2025 (S)	207,830	211,272
TOTAL ASSET BACKED SECURITIES (Cost $41,893,364)		$41,316,665

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS - 0.0%
Financials - 0.0%
BTA Bank JSC, GDR (I)(S)	1,781	1,331
TOTAL COMMON STOCKS (Cost $44,687)		$1,331

PREFERRED SECURITIES - 0.5%
Consumer Staples - 0.1%
Ocean Spray Cranberries, Inc.,
Series A, 6.250% (S)	6,466	$571,029
Financials - 0.3%
Discover Financial Services, 6.500%	13,900	320,256
FNB Corp., 7.250%	14,500	377,000
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	17,340	463,672
PNC Financial Services
Group, Inc., 6.125%	20,690	522,423
Regions Financial Corp., 6.375%	25,445	563,607
The Goldman Sachs Group, Inc., 5.500%	18,625	415,151
Wells Fargo & Company,
Series L, 7.500%	300	331,500
Weyerhaeuser Company, 6.375%	3,400	190,536
		3,184,145
Industrials - 0.1%
United Technologies Corp., 7.500%	7,436	486,835
Materials - 0.0%
ArcelorMittal, 6.000%	5,385	140,010
TOTAL PREFERRED SECURITIES (Cost $4,402,142)		$4,382,019

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	87,349	$874,123
TOTAL SECURITIES LENDING
COLLATERAL (Cost $874,135)		$874,123

SHORT-TERM INVESTMENTS - 3.1%
Money Market Funds - 2.5%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	21,331,063	21,331,063
Repurchase Agreement - 0.6%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2013 at 0.010% to be
repurchased at $5,495,003 on
01/02/2014, collateralized by
$5,737,000 U.S. Treasury Notes,
0.750% due 02/28/2018 (valued at
$5,604,921, including interest)	$5,495,000	$5,495,000
TOTAL SHORT-TERM INVESTMENTS (Cost $26,826,063)		$26,826,063
Total Investments (Active Bond Trust)
(Cost $839,638,170) - 99.5%		$852,109,865
Other assets and liabilities, net - 0.5%		3,907,320
TOTAL NET ASSETS - 100.0%		$856,017,185

Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 53.1%
U.S. Government - 27.4%
Treasury Inflation Protected Securities
2.000%, 01/15/2016	$142,391,590	$151,758,251
U.S. Treasury, Strip, PO
2.750%, 11/15/2023	482,847,000	471,530,032
U.S. Treasury Bond
3.625%, 08/15/2043	100,535,000	94,550,051
U.S. Treasury Notes
0.250%, 09/30/2015	62,770,000	62,711,122
0.625%, 11/15/2016 to 08/31/2017	370,210,000	367,847,704
1.000%, 06/30/2019	421,960,000	400,894,913
1.250%, 10/31/2018 to 11/30/2018	280,200,000	274,373,660
1.375%, 07/31/2018 to 09/30/2018	160,585,000	158,923,510
1.500%, 08/31/2018	69,175,000	68,785,891
1.875%, 06/30/2020	216,995,000	211,502,423
		2,262,877,557
U.S. Government Agency - 25.7%
Federal Farm Credit Banks
0.780%, 04/03/2017	22,300,000	22,080,144
Federal Home Loan Mortgage Corp.
1.250%, 03/13/2018	66,785,000	65,433,004
1.750%, 05/30/2019	39,220,000	38,506,039
2.381%, 04/01/2042 (P)	30,542,813	31,041,660
2.612%, 06/01/2035 (P)	5,343,860	5,679,519
3.000%, 03/01/2043	27,694,661	26,294,773
3.500%, 02/01/2026 to 10/01/2026	16,125,907	16,826,080
4.000%, 09/01/2041 to 11/01/2041	43,540,757	44,748,207
4.331%, 09/01/2039 (P)	1,527,890	1,623,860
4.337%, 09/01/2039 (P)	611,254	656,809
4.500%, 09/01/2041 to 10/01/2041	64,827,715	68,635,358
5.000%, 09/01/2040 to 04/01/2041	45,986,851	49,604,724
6.000%, 11/01/2037	10,904,407	12,019,127
6.500%, 05/01/2037 to 09/01/2039	23,261,024	25,751,750
Federal National Mortgage Association
1.500%, 05/25/2018	36,125,000	35,746,844
2.423%, 04/01/2042 (P)	15,297,489	15,814,159
2.478%, 10/01/2035 (P)	58,228,017	61,718,612
2.485%, 02/01/2042 (P)	10,899,928	11,292,442
3.000%, 09/01/2027 to 04/01/2043	215,517,571	203,483,713
3.016%, 02/01/2042 (P)	7,572,721	7,846,556
3.500%, 02/01/2026 to 04/01/2043	314,977,152	316,020,523
4.000%, 12/01/2024 to 04/01/2042	181,230,651	188,430,186
4.469%, 09/01/2039 (P)	3,285,105	3,537,134
4.500%, 01/01/2027 to 02/01/2042	323,792,137	343,614,590
5.000%, 02/01/2033 to 12/01/2041	302,807,646	329,378,313
5.500%, 02/01/2036 to 05/01/2040	53,686,868	59,059,271
6.000%, 04/01/2035 to 06/01/2040	15,828,455	17,515,903
6.500%, 07/01/2036 to 10/01/2039	72,410,354	80,153,426
Government National Mortgage Association
3.500%, 11/20/2039 (P)	5,861,618	6,193,180
4.000%, 10/15/2039 to 11/15/2041	26,428,537	27,482,173
5.000%, 08/15/2039	354,768	386,865
		2,116,574,944
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $4,447,650,451)		$4,379,452,501

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 0.1%
South Korea - 0.1%
Korea Development Bank
4.000%, 09/09/2016	$8,355,000	$8,883,145
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,333,967)		$8,883,145

CORPORATE BONDS - 33.9%
Consumer Discretionary - 3.0%
21st Century Fox America, Inc.
6.150%, 03/01/2037	3,580,000	3,922,971
6.400%, 12/15/2035	4,035,000	4,573,527
BorgWarner, Inc.
4.625%, 09/15/2020	8,355,000	8,821,526
Brinker International, Inc.
2.600%, 05/15/2018	9,073,000	8,926,172
CBS Corp.
7.875%, 07/30/2030	13,795,000	17,123,278
DIRECTV Holdings LLC
5.875%, 10/01/2019	26,252,000	29,720,887
Ford Motor Credit Company LLC
5.000%, 05/15/2018	3,239,000	3,606,299
5.875%, 08/02/2021	56,466,000	63,934,532
8.000%, 12/15/2016	12,880,000	15,230,600
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	8,795,000	9,356,552
Hyundai Motor Manufacturing Czech SRO
4.500%, 04/15/2015 (S)	11,100,000	11,558,552
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	12,248,000	13,700,625
Myriad International Holdings BV
6.000%, 07/18/2020 (S)	6,600,000	7,062,000
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (S)	13,745,000	13,634,394
QVC, Inc.
4.375%, 03/15/2023	8,645,000	8,070,280
5.125%, 07/02/2022	5,545,000	5,476,946
Seminole Indian Tribe of Florida, Inc.
6.535%, 10/01/2020 (S)	115,000	125,925
Time Warner Cable, Inc.
8.250%, 04/01/2019	14,595,000	17,089,519
		241,934,585
Consumer Staples - 1.1%
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	25,833,000	31,718,920
Pernod-Ricard SA
5.750%, 04/07/2021 (S)	9,110,000	10,029,317
Safeway, Inc.
4.750%, 12/01/2021 (L)	3,520,000	3,529,923
5.000%, 08/15/2019	23,395,000	24,865,586
7.250%, 02/01/2031	6,740,000	6,893,436
The Kroger Company
6.400%, 08/15/2017	12,930,000	14,808,781
		91,845,963
Energy - 4.0%
Anadarko Petroleum Corp.
8.700%, 03/15/2019	14,070,000	17,804,699
Boardwalk Pipelines LP
5.500%, 02/01/2017	5,645,000	6,143,962
CNOOC Finance 2013, Ltd.
3.000%, 05/09/2023	6,425,000	5,729,320
DCP Midstream LLC
9.750%, 03/15/2019 (S)	14,275,000	17,752,818

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream Operating LP
2.500%, 12/01/2017	$11,315,000	$11,261,503
3.875%, 03/15/2023	6,030,000	5,544,193
Ecopetrol SA
4.250%, 09/18/2018	1,550,000	1,635,250
Energy Transfer Partners LP
5.200%, 02/01/2022	3,895,000	4,095,226
9.700%, 03/15/2019	10,085,000	13,051,200
Enterprise Products Operating LLC
6.500%, 01/31/2019	31,220,000	36,604,045
6.650%, 04/15/2018	6,695,000	7,832,152
Enterprise Products Operating LLC (8.375% to
08/01/2016, then 3 month LIBOR + 3.708%)
08/01/2066	6,065,000	6,720,020
Hess Corp.
8.125%, 02/15/2019	22,771,000	28,270,060
Kerr-McGee Corp.
6.950%, 07/01/2024	17,575,000	20,384,100
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	4,185,000	5,073,965
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	18,045,000	18,202,894
ONEOK Partners LP
3.200%, 09/15/2018	9,145,000	9,346,254
Petrobras Global Finance BV
4.375%, 05/20/2023	10,145,000	9,024,272
Petrohawk Energy Corp.
6.250%, 06/01/2019	17,215,000	18,970,930
Petroleos Mexicanos
4.875%, 01/24/2022	6,270,000	6,442,425
Plains Exploration & Production Company
6.750%, 02/01/2022	20,615,000	22,694,930
6.875%, 02/15/2023	3,090,000	3,445,350
Rowan Companies, Inc.
4.875%, 06/01/2022	9,415,000	9,540,794
Suncor Energy, Inc.
6.100%, 06/01/2018	9,440,000	10,907,297
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month LIBOR + 2.210%)
05/15/2067	16,140,000	16,573,440
Williams Partners LP
5.250%, 03/15/2020	17,835,000	19,480,814
		332,531,913
Financials - 15.7%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	15,810,000	16,785,951
Aflac, Inc.
8.500%, 05/15/2019	11,585,000	14,788,704
American International Group, Inc.
4.125%, 02/15/2024	8,220,000	8,158,613
8.250%, 08/15/2018	16,225,000	20,286,215
American International Group, Inc. (8.175% to
05/15/2038, then 3 month LIBOR + 4.195%)
05/15/2058	7,215,000	8,730,150
American Tower Corp.
4.700%, 03/15/2022	11,575,000	11,553,748
AXA SA
8.600%, 12/15/2030	1,770,000	2,179,313
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	7,000,000	6,842,500
Bank of America Corp.
3.300%, 01/11/2023	7,590,000	7,170,850

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
5.000%, 05/13/2021	$18,765,000	$20,479,821
5.700%, 01/24/2022	10,400,000	11,755,474
6.875%, 04/25/2018	19,045,000	22,508,295
Bank of America NA
5.300%, 03/15/2017	4,550,000	5,013,390
Barclays Bank PLC
6.750%, 05/22/2019	18,545,000	22,339,808
10.179%, 06/12/2021 (S)	16,450,000	21,743,281
Barclays Bank PLC (5.926% to 12/15/2016,
then 3 month LIBOR + 1.750%)
12/15/2016 (P)(Q)(S)	8,865,000	9,352,575
BioMed Realty LP
6.125%, 04/15/2020	3,400,000	3,723,279
Boston Properties LP
3.700%, 11/15/2018	5,455,000	5,751,523
BPCE SA
5.700%, 10/22/2023 (S)	17,810,000	18,348,931
Capital One Financial Corp.
4.750%, 07/15/2021	13,530,000	14,368,386
Citigroup, Inc.
3.875%, 10/25/2023	5,165,000	5,069,086
5.500%, 09/13/2025	11,005,000	11,570,327
6.125%, 08/25/2036	8,870,000	9,429,254
8.500%, 05/22/2019	13,730,000	17,587,073
CNA Financial Corp.
7.250%, 11/15/2023	14,888,000	17,822,514
DDR Corp.
7.875%, 09/01/2020	3,255,000	4,016,729
Discover Bank
7.000%, 04/15/2020	10,035,000	11,658,171
Discover Financial Services
5.200%, 04/27/2022	14,460,000	15,026,355
Doric Nimrod Air Alpha 2013-1
Pass Through Trust
5.250%, 05/30/2023 (S)	6,800,000	6,868,000
6.125%, 11/30/2019 (S)	2,900,000	2,994,250
Doric Nimrod Air Finance Alpha, Ltd. 2012-1
Class A Pass Through
5.125%, 11/30/2022 (S)	6,504,476	6,602,043
First Horizon National Corp.
5.375%, 12/15/2015	14,377,000	15,453,995
General Electric Capital Corp.
0.721%, 08/15/2036 (P)	9,945,000	8,186,903
4.375%, 09/16/2020	7,625,000	8,253,994
5.550%, 05/04/2020	21,205,000	24,374,024
5.875%, 01/14/2038	1,455,000	1,652,167
General Electric Capital Corp. (6.375% to
11/15/2017, then 3 month LIBOR + 2.289%)
11/15/2067	4,480,000	4,860,800
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	17,030,000	18,795,398
Hartford Financial Services Group, Inc.
6.000%, 01/15/2019	2,570,000	2,946,073
HCP, Inc.
5.375%, 02/01/2021	6,355,000	6,909,760
5.625%, 05/01/2017	14,670,000	16,349,451
Health Care REIT, Inc.
4.125%, 04/01/2019	10,555,000	11,108,156
4.950%, 01/15/2021	5,365,000	5,665,853
6.125%, 04/15/2020	15,260,000	17,156,360
Healthcare Realty Trust, Inc.
6.500%, 01/17/2017	12,120,000	13,587,611

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Highwoods Realty LP
5.850%, 03/15/2017	$18,630,000	$20,508,314
Host Hotels & Resorts LP
5.875%, 06/15/2019	12,071,000	13,100,089
ICICI Bank, Ltd.
4.700%, 02/21/2018 (S)	11,400,000	11,627,704
5.750%, 11/16/2020 (S)	9,690,000	9,956,562
ING Bank NV
5.800%, 09/25/2023 (S)	6,130,000	6,399,720
ING US, Inc.
5.500%, 07/15/2022	6,180,000	6,711,251
Jefferies Group LLC
6.875%, 04/15/2021	14,410,000	16,413,422
8.500%, 07/15/2019	7,975,000	9,729,500
JPMorgan Chase & Company
4.250%, 10/15/2020	21,130,000	22,371,472
4.625%, 05/10/2021	24,265,000	26,124,112
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month LIBOR + 3.470%)
04/30/2018 (Q)	14,175,000	15,627,938
Leucadia National Corp.
5.500%, 10/18/2023	18,610,000	18,570,547
Liberty Mutual Group, Inc.
5.000%, 06/01/2021 (S)	18,005,000	18,859,463
Lincoln National Corp. (6.050% to 04/20/17,
then 3 month LIBOR + 2.040%)
04/20/2067	11,130,000	11,046,525
Lincoln National Corp. (7.000% to
05/17/2016, then 3 month LIBOR + 2.358%)
05/17/2066	3,675,000	3,743,906
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	5,695,000	6,290,805
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	7,365,000	8,126,431
Manufacturers & Traders Trust Company
(5.629% to 12/01/2016, then 3 month
LIBOR + 6.400%)
5.629%, 12/01/2021 (P)	12,225,000	12,622,313
MetLife, Inc.
6.400%, 12/15/2036	8,960,000	9,206,400
Morgan Stanley
4.100%, 05/22/2023	15,555,000	15,029,645
5.500%, 01/26/2020	12,480,000	13,994,723
5.550%, 04/27/2017	8,985,000	10,019,416
5.750%, 01/25/2021	28,110,000	31,761,489
7.300%, 05/13/2019	24,145,000	29,306,453
Nippon Life Insurance Company
5.000%, 10/18/2042 (P)(S)	9,280,000	9,581,600
Nordea Bank AB
3.125%, 03/20/2017 (S)	19,655,000	20,551,170
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	5,280,000	5,883,974
PNC Financial Services Group, Inc.
4.459%, 02/21/2014 (P)(Q)	7,120,000	7,102,200
PNC Financial Services Group, Inc. (4.850%
to 06/01/2023, then 3 month
LIBOR + 3.040%)
06/01/2023 (L)(Q)	8,375,000	7,499,813
ProLogis International Funding II
4.875%, 02/15/2020 (S)	5,455,000	5,388,673
ProLogis LP
3.350%, 02/01/2021	18,890,000	18,321,071

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Prudential Financial, Inc.
5.200%, 03/15/2044 (P)	$3,025,000	$2,926,688
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month LIBOR + 4.175%)
09/15/2042	12,740,000	12,947,025
Qwest Corp.
6.750%, 12/01/2021	21,760,000	23,796,214
Rabobank Nederland NV
3.875%, 02/08/2022	25,895,000	25,999,305
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	14,362,000	19,011,698
Realty Income Corp.
4.650%, 08/01/2023	3,835,000	3,856,273
Royal Bank of Scotland Group PLC
6.400%, 10/21/2019	19,180,000	22,089,011
Santander Holdings USA, Inc.
3.450%, 08/27/2018	9,420,000	9,656,970
Sberbank of Russia
6.125%, 02/07/2022 (S)	4,250,000	4,483,750
SunTrust Bank
7.250%, 03/15/2018	10,445,000	12,284,197
SunTrust Banks, Inc.
3.500%, 01/20/2017	9,095,000	9,560,346
Swedbank AB
2.125%, 09/29/2017 (S)	12,825,000	12,823,589
Teachers Insurance & Annuity Association of
America
6.850%, 12/16/2039 (S)	13,160,000	16,193,630
The Bear Stearns Companies LLC
7.250%, 02/01/2018	325,000	388,983
The Chubb Corp. (6.375% until 04/15/2017,
then 3 month LIBOR + 2.250%)
03/29/2067	9,430,000	10,207,975
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	32,530,000	35,569,278
5.750%, 01/24/2022	2,960,000	3,327,570
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	3,160,000	3,452,783
U.S. Bancorp
3.442%, 02/01/2016	18,395,000	19,186,537
UBS AG
7.625%, 08/17/2022	12,675,000	14,497,640
Unum Group
5.625%, 09/15/2020	4,762,000	5,213,828
7.125%, 09/30/2016	6,993,000	7,920,698
USB Realty Corp.
1.391%, 01/15/2017 (P)(Q)(S)	565,000	519,800
Ventas Realty LP
4.000%, 04/30/2019	9,330,000	9,798,627
4.750%, 06/01/2021	19,048,000	19,958,818
Wachovia Bank NA
5.850%, 02/01/2037	8,975,000	10,215,031
WEA Finance LLC
6.750%, 09/02/2019 (S)	7,480,000	8,888,813
Wells Fargo & Company, Series K (7.980% to
03/15/2018, then 3 month LIBOR + 3.770%)
03/15/2018 (Q)	18,614,000	20,754,610
WR Berkley Corp.
5.375%, 09/15/2020	7,530,000	8,097,845
		1,290,929,387

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health Care - 0.7%
Medco Health Solutions, Inc.
7.125%, 03/15/2018	$17,000,000	$20,191,903
Mylan, Inc.
7.875%, 07/15/2020 (S)	15,750,000	17,816,432
WellPoint, Inc.
7.000%, 02/15/2019	17,835,000	21,150,437
		59,158,772
Industrials - 3.4%
Air Lease Corp.
3.375%, 01/15/2019	12,410,000	12,410,000
4.500%, 01/15/2016	2,680,000	2,837,450
4.750%, 03/01/2020	6,210,000	6,450,638
5.625%, 04/01/2017	4,985,000	5,489,731
America West Airlines 2000-1 Pass
Through Trust
8.057%, 07/02/2020	2,200,132	2,354,141
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023 (S)	9,950,000	10,372,875
British Airways PLC 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (S)	16,930,000	17,310,925
British Airways PLC 2013-1 Class B Pass
Through Trust
5.625%, 06/20/2020 (S)	4,230,000	4,420,350
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	6,393,787	6,777,414
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	2,651,465	2,787,220
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	4,353,588	4,751,071
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	13,303,661	14,534,250
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	2,756,573	2,928,859
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	16,897,454	19,051,879
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	2,669,351	2,976,327
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	7,326,376	7,985,750
Embraer Overseas, Ltd.
5.696%, 09/16/2023 (S)	8,102,000	8,102,000
Glencore Funding LLC
4.125%, 05/30/2023 (S)	10,155,000	9,475,133
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	6,465,000	7,483,238
KOC Holding AS
3.500%, 04/24/2020 (S)	9,165,000	7,824,161
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019	62,252	69,099
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)	13,555,000	12,521,431
7.500%, 09/14/2015 (Q)(S)	5,520,000	5,299,200

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Penske Truck Leasing Company LP
2.875%, 07/17/2018 (S)	$11,600,000	$11,662,536
3.750%, 05/11/2017 (S)	23,380,000	24,586,127
Ryder System, Inc.
3.500%, 06/01/2017	15,782,000	16,506,678
Textron, Inc.
5.600%, 12/01/2017	6,839,000	7,570,903
7.250%, 10/01/2019	6,440,000	7,451,338
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	7,675,891	8,827,274
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	4,898,370	5,339,223
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	12,010,000	13,241,025
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	11,845,000	12,911,050
		282,309,296
Information Technology - 0.5%
Fiserv, Inc.
4.625%, 10/01/2020	21,215,000	21,693,122
Xerox Corp.
5.625%, 12/15/2019	9,250,000	10,194,175
6.750%, 02/01/2017	9,042,000	10,266,088
		42,153,385
Materials - 2.1%
Allegheny Technologies, Inc.
5.950%, 01/15/2021	3,850,000	3,989,247
9.375%, 06/01/2019	10,435,000	12,742,554
Barrick Gold Corp.
4.100%, 05/01/2023	8,930,000	8,059,245
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	16,420,000	17,511,930
CF Industries, Inc.
7.125%, 05/01/2020	17,015,000	19,922,761
Georgia-Pacific LLC
7.250%, 06/01/2028	4,420,000	5,317,468
Gerdau Trade, Inc.
4.750%, 04/15/2023 (S)	6,050,000	5,566,000
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	9,055,000	9,904,368
International Paper Company
7.950%, 06/15/2018	13,633,000	16,552,534
9.375%, 05/15/2019	8,915,000	11,687,610
LyondellBasell Industries NV
5.000%, 04/15/2019	17,110,000	18,992,459
Methanex Corp.
5.250%, 03/01/2022	9,125,000	9,647,406
MMC Norilsk Nickel OJSC
5.550%, 10/28/2020 (S)	6,335,000	6,295,406
Xstrata Finance Canada, Ltd.
3.600%, 01/15/2017 (S)	19,690,000	20,531,216
4.250%, 10/25/2022 (S)	6,215,000	5,917,103
		172,637,307
Telecommunication Services - 2.0%
American Tower Corp.
3.400%, 02/15/2019	6,000,000	6,105,024
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	28,660,000	30,032,900
6.113%, 01/15/2020 (S)	12,761,000	14,294,298

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
GTP Acquisition Partners I LLC
2.364%, 05/15/2018 (S)	$14,105,000	$13,747,650
SBA Tower Trust
2.933%, 12/15/2017 (S)	11,355,000	11,554,223
3.598%, 04/15/2018 (S)	10,300,000	10,064,429
5.101%, 04/17/2017 (S)	11,983,000	12,916,871
Telecom Italia Capital SA
6.999%, 06/04/2018	7,350,000	8,140,125
7.200%, 07/18/2036	8,125,000	7,820,313
Telefonica Emisiones SAU
6.421%, 06/20/2016	18,150,000	20,224,200
Verizon Communications, Inc.
4.500%, 09/15/2020	12,160,000	13,003,296
6.550%, 09/15/2043	12,515,000	14,593,466
		162,496,795
Utilities - 1.4%
Beaver Valley II Funding Corp.
9.000%, 06/01/2017	2,589,000	2,603,708
Constellation Energy Group, Inc.
5.150%, 12/01/2020	8,765,000	9,315,696
Electricite de France SA (5.250% to
01/29/2023, then 10 Year Swap
Rate + 3.709%)
01/29/2023 (Q)(S)	6,025,000	5,991,863
Entergy Texas, Inc.
7.125%, 02/01/2019	19,840,000	23,312,159
GDF Suez
2.875%, 10/10/2022 (S)	9,660,000	9,017,098
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month LIBOR + 2.120%)
12/01/2066	18,700,000	18,793,500
NextEra Energy Capital Holdings, Inc.
(6.650% to 06/15/2017, then 3 month
LIBOR + 2.125%)
06/15/2067	5,090,000	5,191,800
Oncor Electric Delivery Company LLC
5.000%, 09/30/2017	5,600,000	6,149,965
PNPP II Funding Corp.
9.120%, 05/30/2016	410,000	428,304
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)	10,295,000	10,757,719
Southern California Edison Company (6.250%
to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	7,580,000	7,845,300
W3A Funding Corp.
8.090%, 01/02/2017	78,978	78,706
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month LIBOR + 2.113%)
05/15/2067	16,330,000	16,840,313
		116,326,131
TOTAL CORPORATE BONDS (Cost $2,745,408,190)		$2,792,323,534

CAPITAL PREFERRED SECURITIES - 0.8%
Financials - 0.8%
Allfirst Preferred Capital Trust
1.743%, 07/15/2029 (P)	55,000	44,000
MetLife Capital Trust IV (7.875% to
12/15/2032, then 3 month LIBOR + 3.960%)
12/15/2037 (S)	3,170,000	3,637,575
MetLife Capital Trust X
9.250%, 04/08/2038 (S)	7,305,000	9,386,925

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
PNC Financial Services Group, Inc. (6.750%
to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	$4,445,000	$4,625,023
State Street Capital Trust IV
1.243%, 06/15/2037 (P)	19,925,000	15,053,338
ZFS Finance USA Trust II (6.450% to
06/15/2016, then 3 month LIBOR + 2.000%)
12/15/2065 (S)	26,170,000	27,936,475
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month LIBOR + 2.285%)
05/09/2037 (S)	7,165,000	7,612,813
		68,296,149
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $67,877,583)		$68,296,149

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.2%
Commercial & Residential - 0.0%
Commercial Mortgage Pass Through
Certificates, Series 2013-CR13, Class C
4.757%, 10/10/2046 (P)	10,000	9,686
U.S. Government Agency - 8.2%
Federal Home Loan Mortgage Corp.
Series K022, Class X1 IO,
1.305%, 07/25/2022	173,838,539	14,722,038
Series K017, Class X1 IO,
1.446%, 12/25/2021	79,702,588	6,918,822
Series K018, Class X1 IO,
1.456%, 01/25/2022	109,428,589	9,577,081
Series K021, Class X1 IO,
1.512%, 06/25/2022	23,850,938	2,339,419
Series K709, Class X1 IO,
1.543%, 03/25/2019	96,474,682	6,587,581
Series K707, Class X1 IO,
1.557%, 12/25/2018	65,750,910	4,331,933
Series K710, Class X1 IO,
1.783%, 05/25/2019	73,466,272	5,911,023
Series 3833, Class LI IO,
1.979%, 10/15/2040	74,840,824	4,555,621
Series 4094, Class QA,
3.000%, 11/15/2039	23,113,894	23,638,834
Series 4068, Class BH,
3.000%, 06/15/2040	25,932,016	26,564,264
Series 4060, Class HC,
3.000%, 03/15/2041	31,746,701	32,584,718
Series 4065, Class QA,
3.000%, 08/15/2041	23,058,339	23,199,525
Series 4088, Class CA,
3.000%, 03/15/2042	33,928,354	34,128,430
Series 3956, Class DJ,
3.250%, 10/15/2036	45,459,642	47,572,015
Series 3972, Class PL IO,
3.500%, 11/15/2031	9,405,977	1,578,957
Series 4068, Class AP,
3.500%, 06/15/2040	35,455,644	36,521,405
Series 4027, Class TA,
3.500%, 07/15/2041	40,364,123	41,671,921
Series 4023, Class EA,
3.500%, 08/15/2041	19,212,130	19,837,523
Series 3738, Class IC IO,
4.000%, 08/15/2029	6,761,446	767,035

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 3738, Class MI IO,
4.000%, 09/15/2034	$14,582,407	$762,979
Series 3908, Class PA,
4.000%, 06/15/2039	11,575,441	12,122,763
Series 3943, Class DI IO,
4.000%, 11/15/2039	36,726,706	6,178,126
Series 3609, Class LI IO,
4.500%, 12/15/2024	13,269,338	1,068,486
Series 3747, Class HI IO,
4.500%, 07/15/2037	58,204,375	6,829,445
Series 3699, Class MI IO,
4.500%, 01/15/2038	23,214,544	2,836,014
Series 3794, Class PI IO,
4.500%, 02/15/2038	15,071,481	1,921,234
Series 3714, Class KI IO,
4.500%, 11/15/2039	14,297,187	2,527,159
Series 3927, Class IP IO,
4.500%, 06/15/2040	15,151,194	2,812,089
Series 3947, Class PA,
4.500%, 01/15/2041	15,187,541	16,316,795
Series 3934, Class PI IO,
4.500%, 07/15/2041	22,160,570	4,481,116
Series 4030, Class BI IO,
5.000%, 01/15/2042	19,391,641	3,927,406
Series 4077, Class IK IO,
5.000%, 07/15/2042	25,849,174	5,738,842
Federal National Mortgage Association
Series 2012-67, Class KG,
3.500%, 02/25/2041	10,814,793	11,066,410
Series 2011-146, Class MA,
3.500%, 08/25/2041	23,867,227	24,550,427
Series 2012-98, Class JP,
3.500%, 03/25/2042	32,250,884	33,148,394
Series 2012-120, Class PA,
3.500%, 10/25/2042	26,431,364	26,839,913
Series 2012-118, Class IC IO,
3.500%, 11/25/2042	41,168,699	9,870,508
Series 2012-118, Class IB IO,
3.500%, 11/25/2042	42,602,026	9,958,628
Series 2010-93, Class AI IO,
4.000%, 08/25/2020	4,868,357	431,325
Series 2010-14, Class IA IO,
4.000%, 08/25/2027	2,176,621	63,646
Series 2011-71, Class BA,
4.000%, 05/25/2037	19,584,009	20,438,068
Series 2009-66, Class EK,
4.000%, 09/25/2039	10,782,751	11,328,692
Series 402, Class 4 IO,
4.000%, 10/25/2039	6,943,779	1,330,329
Series 402, Class 3 IO,
4.000%, 11/25/2039	5,067,803	1,042,868
Series 2010-23, Class KA,
4.000%, 02/25/2040	7,223,301	7,536,640
Series 2011-49, Class LA,
4.000%, 05/25/2041	16,623,657	17,592,483
Series 402, Class 7 IO,
4.500%, 11/25/2039	9,885,871	2,017,761
Series 402, Class 8 IO,
4.500%, 11/25/2039	9,836,001	2,014,860
Series 2011-73, Class PI IO,
4.500%, 05/25/2041	10,965,341	2,061,638

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2012-21, Class IQ IO,
4.500%, 09/25/2041	$38,175,761	$8,007,404
Series 2008-17, Class DP,
4.750%, 02/25/2038	11,525,721	12,280,898
Series 2010-13, Class KI IO,
5.000%, 12/25/2018	6,103,366	448,129
Series 2010-45, Class AI IO,
5.000%, 02/25/2021	12,450,072	1,095,247
Series 366, Class 24 IO,
5.000%, 10/01/2035	5,915,128	510,660
Series 2010-68, Class CI IO,
5.000%, 11/25/2038	18,844,607	2,728,239
Series 407, Class 21 IO,
5.000%, 01/25/2039	8,556,495	1,261,808
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	5,923,848	912,892
Series 407, Class 15 IO,
5.000%, 01/25/2040	16,435,895	3,284,748
Series 407, Class 7 IO,
5.000%, 03/25/2041	13,646,492	2,827,300
Series 407, Class 8 IO,
5.000%, 03/25/2041	6,427,265	1,300,433
Series 407, Class C6 IO,
5.500%, 01/25/2040	29,168,921	5,720,721
Government National Mortgage Association
Series 2012-114, Class IO,
1.031%, 01/16/2053	57,287,185	5,271,338
Series 2013-6, Class AI IO,
3.500%, 08/20/2039	65,117,639	10,823,932
Series 2009-103, Class DC,
3.500%, 09/16/2039	4,993,767	5,222,527
Series 2013-42, Class IO,
3.500%, 03/20/2043	29,923,538	4,514,044
Series 2009-69, Class PC,
4.000%, 07/16/2039	8,833,064	9,361,228
Series 2009-40, Class BI IO,
4.500%, 09/20/2036	22,132,932	2,440,884
Series 2009-123, Class DI, IO,
4.500%, 07/20/2037	6,854,582	759,346
Series 5927, Class AI,
4.500%, 08/01/2041	3,912,966	4,153,034
		674,748,001
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $695,552,790)		$674,757,687

PREFERRED SECURITIES - 0.1%
Financials - 0.1%
PNC Financial Services Group, Inc. (6.135%
to 05/01/2022, then
3 month LIBOR + 4.067%)	391,400	9,882,850
TOTAL PREFERRED SECURITIES (Cost $9,785,000)		$9,882,850

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	366,116	3,663,828
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,663,956)		$3,663,828

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreement - 1.5%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2013 at 0.010% to be
repurchased at $125,660,070 on 01/02/2014,
collateralized by $130,595,400
U.S. Treasury Notes, 0.500% due
07/31/2017 (valued at $128,173,352,
including interest)	$125,660,000	$125,660,000
TOTAL SHORT-TERM INVESTMENTS (Cost $125,660,000) $		125,660,000
Total Investments (Bond Trust) (Cost $8,103,931,937) - 97.8% $		8,062,919,694
Other assets and liabilities, net - 2.2%		180,752,080
TOTAL NET ASSETS - 100.0%		$8,243,671,774

Bond PS Series

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 57.5%
U.S. Government - 34.2%
Treasury Inflation Protected Securities
2.000%, 01/15/2016	$4,707,160	$5,016,802
U.S. Treasury, Strip, PO 2.750%, 11/15/2023	8,286,000	8,091,793
U.S. Treasury Bond 3.625%, 08/15/2043	3,535,000	3,324,551
U.S. Treasury Notes
0.250%, 09/30/2015	2,270,000	2,267,871
0.625%, 11/15/2016 to 09/30/2017	19,830,000	19,703,969
0.875%, 01/31/2018	7,500,000	7,354,103
1.000%, 06/30/2019	20,040,000	19,039,563
1.250%, 10/31/2018 to 11/30/2018	11,815,000	11,565,965
1.375%, 07/31/2018 to 09/30/2018	9,215,000	9,124,044
1.500%, 08/31/2018	1,825,000	1,814,734
1.875%, 06/30/2020	13,300,000	12,963,350
		100,266,745
U.S. Government Agency - 23.3%
Federal Farm Credit Banks
0.780%, 04/03/2017	710,000	703,000
Federal Home Loan Mortgage Corp.
1.250%, 03/13/2018	2,115,000	2,072,184
1.750%, 05/30/2019	1,175,000	1,153,610
2.646%, 11/01/2041 (P)	594,495	617,282
3.000%, 03/01/2043	857,175	813,847
3.500%, 02/01/2026 to 05/01/2042	2,397,408	2,397,587
4.000%, 11/01/2041	3,209,381	3,298,382
4.500%, 10/01/2040 to 03/01/2041	893,841	946,062
5.000%, 04/01/2041	452,307	487,891
5.500%, 10/01/2039	397,309	433,921
6.500%, 12/01/2036 to 09/01/2039	884,667	979,594
Federal National Mortgage Association
1.500%, 05/25/2018	1,140,000	1,128,066
1.907%, 08/01/2042 (P)	1,590,148	1,618,110
2.485%, 02/01/2042 (P)	372,943	386,373
3.000%, 07/01/2027 to 04/01/2043	7,169,024	6,792,375
3.016%, 02/01/2042 (P)	309,789	320,992
3.500%, 02/01/2026 to 04/01/2043	8,204,361	8,217,118
3.889%, 02/01/2040 (P)	356,328	379,704
4.000%, 02/01/2026 to 05/01/2042	5,154,983	5,401,126
4.500%, 09/01/2039 to 02/01/2042	13,773,952	14,606,659
5.000%, 04/01/2035 to 07/01/2041	8,599,259	9,341,377

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
5.500%, 02/01/2035 to 01/01/2039	$1,981,018	$2,179,583
6.000%, 01/01/2037 to 06/01/2040	2,424,925	2,668,313
6.500%, 10/01/2037 to 11/01/2037	651,697	719,556
Government National Mortgage Association
4.000%, 05/15/2041	448,569	466,423
		68,129,135
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $170,937,969)		$168,395,880

FOREIGN GOVERNMENT
OBLIGATIONS - 0.1%
South Korea - 0.1%
Korea Development Bank 4.000%, 09/09/2016	300,000	318,964
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $326,478)		$318,964

CORPORATE BONDS - 29.1%
Consumer Discretionary - 2.5%
21st Century Fox America, Inc.
6.150%, 03/01/2037	175,000	191,765
6.400%, 12/15/2035	90,000	102,012
BorgWarner, Inc.
4.625%, 09/15/2020	265,000	279,797
Brinker International, Inc.
2.600%, 05/15/2018	280,000	275,469
CBS Corp.
7.875%, 07/30/2030	395,000	490,300
DIRECTV Holdings LLC
5.875%, 10/01/2019	748,000	846,839
Ford Motor Credit Company LLC
5.000%, 05/15/2018	101,000	112,453
5.875%, 08/02/2021	1,978,000	2,239,622
8.000%, 12/15/2016	285,000	337,013
Hyundai Capital Services, Inc.
4.375%, 07/27/2016 (S)	380,000	404,263
Hyundai Motor Manufacturing
4.500%, 04/15/2015 (S)	200,000	208,262
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	383,000	428,424
Myriad International Holdings BV
6.000%, 07/18/2020 (S)	200,000	214,000
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (S)	370,000	367,023
QVC, Inc.
4.375%, 03/15/2023	260,000	242,715
5.125%, 07/02/2022	165,000	162,975
Time Warner Cable, Inc.
8.250%, 04/01/2019	405,000	474,221
		7,377,153
Consumer Staples - 1.0%
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	780,000	957,719
Pernod-Ricard SA
5.750%, 04/07/2021 (S)	280,000	308,256
Safeway, Inc.
4.750%, 12/01/2021 (L)	105,000	105,296
5.000%, 08/15/2019	720,000	765,258
7.250%, 02/01/2031	255,000	260,805

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer Staples (continued)
The Kroger Company
6.400%, 08/15/2017	$425,000	$486,754
		2,884,088
Energy - 3.4%
Anadarko Petroleum Corp.
8.700%, 03/15/2019	395,000	499,848
Boardwalk Pipelines LP
5.500%, 02/01/2017	175,000	190,468
CNOOC Finance 2013, Ltd.
3.000%, 05/09/2023	200,000	178,345
DCP Midstream LLC
9.750%, 03/15/2019 (S)	425,000	528,543
DCP Midstream Operating LP
2.500%, 12/01/2017	325,000	323,463
3.875%, 03/15/2023	190,000	174,693
Ecopetrol SA
4.250%, 09/18/2018	50,000	52,750
Energy Transfer Partners LP
5.200%, 02/01/2022	275,000	289,137
9.700%, 03/15/2019	275,000	355,883
Enterprise Products Operating LLC
6.500%, 01/31/2019	955,000	1,119,695
6.650%, 04/15/2018	150,000	175,478
Enterprise Products Operating LLC (8.375% to
08/01/2016, then 3 month LIBOR + 3.708%)
08/01/2066	190,000	210,520
Hess Corp.
8.125%, 02/15/2019	700,000	869,046
Kerr-McGee Corp.
6.950%, 07/01/2024	605,000	701,700
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	270,000	327,353
ONEOK Partners LP
3.200%, 09/15/2018	320,000	327,042
Petrobras Global Finance BV
4.375%, 05/20/2023	315,000	280,202
Petrohawk Energy Corp.
6.250%, 06/01/2019	595,000	655,690
Petroleos Mexicanos
4.875%, 01/24/2022	310,000	318,525
Plains Exploration & Production Company
6.750%, 02/01/2022	630,000	693,563
6.875%, 02/15/2023	95,000	105,925
Rowan Companies, Inc.
4.875%, 06/01/2022	275,000	278,674
Suncor Energy, Inc.
6.100%, 06/01/2018	275,000	317,744
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month LIBOR + 2.210%)
05/15/2067	400,000	410,742
Williams Partners LP
5.250%, 03/15/2020	530,000	578,908
		9,963,937
Financials - 13.4%
Abbey National Treasury Services PLC
4.000%, 04/27/2016	495,000	525,556
Aflac, Inc.
8.500%, 05/15/2019	345,000	440,406
American International Group, Inc.
4.125%, 02/15/2024	255,000	253,096
8.250%, 08/15/2018	550,000	687,668

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
American International Group, Inc. (8.175% to
05/15/2038, then 3 month LIBOR + 4.195%)
05/15/2058	$220,000	$266,200
American Tower Corp.
4.700%, 03/15/2022	350,000	349,357
AXA SA
8.600%, 12/15/2030	250,000	307,813
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	350,000	342,125
Bank of America Corp.
3.300%, 01/11/2023	220,000	207,851
5.000%, 05/13/2021	570,000	622,089
5.700%, 01/24/2022	320,000	361,707
6.875%, 04/25/2018	545,000	644,107
Bank of America NA
5.300%, 03/15/2017	100,000	110,184
Barclays Bank PLC
6.750%, 05/22/2019	530,000	638,452
10.179%, 06/12/2021 (S)	510,000	674,108
Barclays Bank PLC (5.926% to 12/15/2016,
then 3 month LIBOR + 1.750%)
12/15/2016 (Q)(S)	275,000	290,125
BioMed Realty LP
6.125%, 04/15/2020	50,000	54,754
Boston Properties LP
3.700%, 11/15/2018	185,000	195,056
BPCE SA
5.700%, 10/22/2023 (S)	565,000	582,097
Capital One Financial Corp.
4.750%, 07/15/2021	495,000	525,673
Citigroup, Inc.
3.875%, 10/25/2023	190,000	186,472
5.500%, 09/13/2025	350,000	367,980
6.125%, 08/25/2036	325,000	345,491
8.500%, 05/22/2019	395,000	505,965
CNA Financial Corp.
7.250%, 11/15/2023	415,000	496,799
DDR Corp.
7.875%, 09/01/2020	90,000	111,062
Discover Bank
7.000%, 04/15/2020	326,000	378,731
Discover Financial Services
5.200%, 04/27/2022	450,000	467,625
Doric Nimrod Air Alpha 2013-1
Pass Through Trust
5.250%, 05/30/2023 (S)	200,000	202,000
6.125%, 11/30/2019 (S)	200,000	206,500
Doric Nimrod Air Finance Alpha, Ltd. 2012-1
Class A Pass Through
5.125%, 11/30/2022 (S)	197,105	200,062
First Horizon National Corp.
5.375%, 12/15/2015	445,000	478,335
General Electric Capital Corp.
4.375%, 09/16/2020	310,000	335,572
5.550%, 05/04/2020	655,000	752,888
General Electric Capital Corp. (6.375% to
11/15/2017, then 3 month LIBOR + 2.289%)
11/15/2067	135,000	146,475
Goodman Funding Pty, Ltd.
6.375%, 04/15/2021 (S)	370,000	408,356
Hartford Financial Services Group, Inc.
6.000%, 01/15/2019	61,000	69,926

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HCP, Inc.
5.375%, 02/01/2021	$195,000	$212,023
5.625%, 05/01/2017	455,000	507,089
Health Care REIT, Inc.
4.125%, 04/01/2019	325,000	342,032
4.950%, 01/15/2021	110,000	116,168
6.125%, 04/15/2020	575,000	646,455
Healthcare Realty Trust, Inc.
6.500%, 01/17/2017	425,000	476,463
Highwoods Realty LP
5.850%, 03/15/2017	545,000	599,948
Host Hotels & Resorts LP
5.875%, 06/15/2019	383,000	415,652
ICICI Bank, Ltd.
4.700%, 02/21/2018 (S)	290,000	295,792
5.750%, 11/16/2020 (S)	200,000	205,502
ING Bank NV
5.800%, 09/25/2023 (S)	200,000	208,800
ING US, Inc.
5.500%, 07/15/2022	195,000	211,763
Jefferies Group, Inc.
6.875%, 04/15/2021	510,000	580,905
8.500%, 07/15/2019	205,000	250,100
JPMorgan Chase & Company
4.250%, 10/15/2020	610,000	645,840
4.625%, 05/10/2021	765,000	823,612
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month LIBOR + 3.470%)
04/30/2018 (Q)	385,000	424,463
Leucadia National Corp.
5.500%, 10/18/2023	575,000	573,781
Liberty Mutual Group, Inc.
5.000%, 06/01/2021 (S)	550,000	576,101
Lincoln National Corp. (6.050% to
04/20/2017, then 3 month LIBOR + 2.040%)
04/20/2067	305,000	302,713
Lincoln National Corp. (7.000% to
05/17/2016, then 3 month LIBOR + 2.358%)
05/17/2066	110,000	112,063
Macquarie Bank, Ltd.
6.625%, 04/07/2021 (S)	150,000	165,693
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	300,000	331,016
Manufacturers & Traders Trust Company
(5.629% to 12/01/2016, then 3 month
LIBOR + 6.400%)
12/01/2021	385,000	397,513
MetLife, Inc.
6.400%, 12/15/2036	260,000	267,150
Morgan Stanley
4.100%, 05/22/2023	480,000	463,788
5.500%, 01/26/2020	435,000	487,797
5.550%, 04/27/2017	225,000	250,904
5.750%, 01/25/2021	760,000	858,724
7.300%, 05/13/2019	745,000	904,258
Nippon Life Insurance Company
5.000%, 10/18/2042 (P)(S)	255,000	263,288
Nordea Bank AB
3.125%, 03/20/2017 (S)	550,000	575,077
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	155,000	172,730
PNC Financial Services Group, Inc.
4.459%, 02/18/2014 (P)(Q)	220,000	219,450

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
PNC Financial Services Group, Inc. (4.850%
to 06/012023, then 3 month
LIBOR + 3.040%)
06/01/2023 (Q)	$255,000	$228,353
ProLogis International Funding II
4.875%, 02/15/2020 (S)	150,000	148,176
ProLogis LP
3.350%, 02/01/2021	595,000	577,080
Prudential Financial, Inc.
5.200%, 03/15/2044 (P)	90,000	87,075
Prudential Financial, Inc. (5.875% to
09/01/2022, then 3 month LIBOR + 4.175%)
09/15/2042	315,000	320,119
Qwest Corp.
6.750%, 12/01/2021	645,000	705,357
Rabobank Nederland NV
3.875%, 02/08/2022	805,000	808,243
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	375,000	496,406
Realty Income Corp.
4.650%, 08/01/2023	115,000	115,638
Royal Bank of Scotland Group PLC
6.400%, 10/21/2019	550,000	633,418
Santander Holdings USA, Inc.
3.450%, 08/27/2018	295,000	302,421
Sberbank of Russia
6.125%, 02/07/2022 (S)	250,000	263,750
SunTrust Banks, Inc.
3.500%, 01/20/2017	280,000	294,326
7.250%, 03/15/2018	325,000	382,227
Swedbank AB
2.125%, 09/29/2017 (S)	365,000	364,960
Teachers Insurance & Annuity Association of
America
6.850%, 12/16/2039 (S)	365,000	449,139
The Chubb Corp. (6.375% until 04/15/2017,
then 3 month LIBOR + 2.250%)
03/29/2067	300,000	324,750
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	1,135,000	1,241,043
5.750%, 01/24/2022	95,000	106,797
The Hanover Insurance Group, Inc.
6.375%, 06/15/2021	15,000	16,390
U.S. Bancorp
3.442%, 02/01/2016	370,000	385,921
UBS AG
7.625%, 08/17/2022	320,000	366,015
Unum Group
5.625%, 09/15/2020	135,000	147,809
7.125%, 09/30/2016	250,000	283,165
USB Realty Corp.
1.391%, 01/15/2017 (P)(Q)(S)	100,000	92,000
Ventas Realty LP
4.000%, 04/30/2019	335,000	351,826
4.750%, 06/01/2021	705,000	738,711
Wachovia Bank NA
5.850%, 02/01/2037	200,000	227,633
WEA Finance LLC
6.750%, 09/02/2019 (S)	155,000	184,193

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company, Series K (7.980% to
03/15/2018, then 3 month LIBOR + 3.770%)
03/15/2018 (Q)	$544,000	$606,560
WR Berkley Corp.
5.375%, 09/15/2020	220,000	236,590
		39,109,407
Health Care - 0.6%
Medco Health Solutions, Inc.
7.125%, 03/15/2018	440,000	522,614
Mylan, Inc.
7.875%, 07/15/2020 (S)	465,000	526,009
WellPoint, Inc.
7.000%, 02/15/2019	515,000	610,736
		1,659,359
Industrials - 3.2%
Air Lease Corp.
3.375%, 01/15/2019	390,000	390,000
4.500%, 01/15/2016	75,000	79,406
4.750%, 03/01/2020	195,000	202,556
5.625%, 04/01/2017	150,000	165,188
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023 (S)	310,000	323,175
British Airways PLC 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (S)	530,000	541,925
British Airways PLC 2013-1 Class B Pass
Through Trust
5.625%, 06/20/2020 (S)	130,000	135,850
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	89,438	94,805
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	124,509	135,876
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	26,763	28,436
Continental Airlines 2012-2 Class B Pass
Through Trust
5.500%, 10/29/2020	2,000,000	2,060,000
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	524,745	591,650
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	56,875	63,416
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	167,809	182,912
Embraer Overseas, Ltd.
5.696%, 09/16/2023 (S)	201,000	201,000
Glencore Funding LLC
4.125%, 05/30/2023 (S)	315,000	293,911
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	255,000	295,163
KOC Holding AS
3.500%, 04/24/2020 (S)	280,000	239,036
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)	400,000	369,500
7.500%, 09/14/2015 (S)	100,000	96,000

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Penske Truck Leasing Company LP
2.875%, 07/17/2018 (S)	$355,000	$356,914
3.750%, 05/11/2017 (S)	795,000	836,012
Ryder System, Inc.
3.500%, 06/01/2017	490,000	512,500
Textron, Inc.
5.600%, 12/01/2017	150,000	166,053
7.250%, 10/01/2019	145,000	167,771
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	115,303	132,599
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	96,046	104,691
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	300,000	330,750
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	300,000	327,000
		9,424,095
Information Technology - 0.4%
Fiserv, Inc.
4.625%, 10/01/2020	665,000	679,987
Xerox Corp.
5.625%, 12/15/2019	285,000	314,091
6.750%, 02/01/2017	197,000	223,669
		1,217,747
Materials - 1.8%
Allegheny Technologies, Inc.
5.950%, 01/15/2021	300,000	310,850
9.375%, 06/01/2019	320,000	390,764
Barrick Gold Corp.
4.100%, 05/01/2023	335,000	302,334
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	600,000	639,900
CF Industries, Inc.
7.125%, 05/01/2020	480,000	562,029
Georgia-Pacific LLC
7.250%, 06/01/2028	90,000	108,274
Gerdau Trade, Inc.
4.750%, 04/15/2023 (S)	200,000	184,000
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	180,000	196,884
International Paper Company
7.950%, 06/15/2018	400,000	485,661
9.375%, 05/15/2019	200,000	262,201
LyondellBasell Industries NV
5.000%, 04/15/2019	620,000	688,213
Methanex Corp.
5.250%, 03/01/2022	285,000	301,316
MMC Finance, Ltd.
5.550%, 10/28/2020 (S)	210,000	208,688
Xstrata Finance Canada, Ltd.
3.600%, 01/15/2017 (S)	470,000	490,080
4.250%, 10/25/2022 (S)	195,000	185,653
		5,316,847
Telecommunication Services - 1.7%
American Tower Corp.
3.400%, 02/15/2019	185,000	188,238
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	970,000	1,016,466
6.113%, 01/15/2020 (S)	386,000	432,380

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
GTP Acquisition Partners I LLC
2.364%, 05/15/2018 (S)	$435,000	$423,979
SBA Tower Trust
2.933%, 12/15/2017 (S)	275,000	279,825
3.598%, 04/15/2018 (S)	320,000	312,681
5.101%, 04/17/2017 (S)	380,000	409,615
Telecom Italia Capital SA
6.999%, 06/04/2018	280,000	310,100
7.200%, 07/18/2036	150,000	144,375
Telefonica Emisiones SAU
6.421%, 06/20/2016	565,000	629,569
Verizon Communications, Inc.
4.500%, 09/15/2020	380,000	406,353
6.550%, 09/15/2043	390,000	454,770
		5,008,351
Utilities - 1.1%
Constellation Energy Group, Inc.
5.150%, 12/01/2020	255,000	271,021
Electricite de France SA (5.250% to
01/29/2023, then 10 Year Swap
Rate + 3.709%)
01/29/2023 (Q)(S)	180,000	179,010
Entergy Texas, Inc.
7.125%, 02/01/2019	660,000	775,505
GDF Suez
2.875%, 10/10/2022 (S)	260,000	242,696
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month LIBOR + 2.120%)
12/01/2066	530,000	532,650
NextEra Energy Capital Holdings, Inc.
(6.650% to 06/15/2017, then 3 month
LIBOR + 2.125%)
06/15/2067	155,000	158,100
Oncor Electric Delivery Company LLC
5.000%, 09/30/2017	300,000	329,462
PNPP II Funding Corp.
9.120%, 05/30/2016	47,000	49,098
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)	290,000	303,034
Southern California Edison Company (6.250%
to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	140,000	144,900
Wisconsin Energy Corp. (6.250% to
05/15/2017, then 3 month LIBOR + 2.113%)
05/15/2067	300,000	309,375
		3,294,851
TOTAL CORPORATE BONDS (Cost $84,666,962)		$85,255,835

CAPITAL PREFERRED SECURITIES - 0.7%
Financials - 0.7%
MetLife Capital Trust IV (7.875% to
12/15/2032, then 3 month LIBOR + 3.960%)
12/15/2037 (S)	95,000	109,013
MetLife Capital Trust X
9.250%, 04/08/2038 (S)	270,000	346,950
PNC Financial Services Group, Inc. (6.750%
to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	90,000	93,645
State Street Capital Trust IV
1.243%, 06/15/2037 (P)	465,000	351,308

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value

CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
ZFS Finance USA Trust II (6.450% to
06/15/2016, then 3 month LIBOR + 2.000%)
12/15/2065 (S)	$775,000	$827,313
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month LIBOR + 2.285%)
05/09/2037 (S)	185,000	196,563
		1,924,792
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,911,958)		$1,924,792

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.7%
U.S. Government Agency - 6.7%
Federal Home Loan Mortgage Corp.
Series K022, Class X1 IO,
1.305%, 07/25/2022	5,025,125	425,568
Series K017, Class X1 IO,
1.446%, 12/25/2021	1,924,804	167,088
Series K018, Class X1 IO,
1.456%, 01/25/2022	2,187,883	191,481
Series K021, Class X1 IO,
1.512%, 06/25/2022	665,261	65,252
Series K709, Class X1 IO,
1.543%, 03/25/2019	2,142,452	146,293
Series K707, Class X1 IO,
1.557%, 12/25/2018	1,373,737	90,507
Series K710, Class X1 IO,
1.783%, 05/25/2019	1,748,724	140,701
Series 288, Class IO,
3.000%, 10/15/2027	2,665,529	382,807
Series 4094, Class QA,
3.000%, 11/15/2039	905,362	925,924
Series 4068, Class BH,
3.000%, 06/15/2040	500,153	512,347
Series 4060, Class HC,
3.000%, 03/15/2041	730,909	750,203
Series 4065, Class QA,
3.000%, 08/15/2041	505,916	509,014
Series 4088, Class CA,
3.000%, 03/15/2042	1,224,433	1,231,654
Series 3956, Class DJ,
3.250%, 10/15/2036	1,072,911	1,122,766
Series 4136, Class IH IO,
3.500%, 09/15/2027	2,250,578	315,879
Series 3972, Class PL IO,
3.500%, 11/15/2031	1,853,843	311,200
Series 290, Class IO,
3.500%, 11/15/2032	2,843,919	564,188
Series 4068, Class AP,
3.500%, 06/15/2040	784,477	808,058
Series 4027, Class TA,
3.500%, 07/15/2041	839,207	866,397
Series 4023, Class EA,
3.500%, 08/15/2041	815,312	841,852
Series 3908, Class PA,
4.000%, 06/15/2039	199,741	209,185
Series 3943, Class DI IO,
4.000%, 11/15/2039	1,599,698	269,099
Series 3940, Class PA,
4.000%, 02/15/2041	2,049,160	2,105,186
Series 3830, Class NI IO,
4.500%, 01/15/2036	2,020,452	240,821

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 3927, Class IP IO,
4.500%, 06/15/2040	$735,306	$136,474
Series 3947, Class PA,
4.500%, 01/15/2041	403,924	433,957
Series 3934, Class PI IO,
4.500%, 07/15/2041	776,021	156,920
Series 4030, Class BI IO,
5.000%, 01/15/2042	395,909	80,184
Series 4077, Class IK IO,
5.000%, 07/15/2042	707,566	157,088
Federal National Mortgage Association
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	1,705,900	317,765
Series 2012-67, Class KG,
3.500%, 02/25/2041	240,665	246,265
Series 2011-146, Class MA,
3.500%, 08/25/2041	853,247	877,672
Series 2012-98, Class JP,
3.500%, 03/25/2042	784,805	806,646
Series 2012-120, Class PA,
3.500%, 10/25/2042	728,979	740,247
Series 2012-118, Class IC IO,
3.500%, 11/25/2042	1,419,610	340,362
Series 2012-118, Class IB IO,
3.500%, 11/25/2042	1,169,709	273,431
Series 2010-93, Class AI IO,
4.000%, 08/25/2020	147,526	13,070
Series 2011-71, Class BA,
4.000%, 05/25/2037	547,291	571,158
Series 2011-49, Class LA,
4.000%, 05/25/2041	77,136	81,631
Series 2011-73, Class PL IO,
4.500%, 05/25/2041	721,228	135,601
Series 2012-21, Class IQ IO,
4.500%, 09/25/2041	807,023	169,274
Series 407, Class 21 IO,
5.000%, 01/25/2039	40,059	5,907
Series 407, Class 15 IO,
5.000%, 01/25/2040	71,206	14,231
Series 407, Class C6 IO,
5.500%, 01/25/2040	1,275,758	250,207
Government National Mortgage Association
Series 2012-114, Class IO,
1.031%, 01/16/2053	1,617,233	148,811
Series 2013-6, Class AI IO,
3.500%, 08/20/2039	1,929,377	320,703
Series 2013-42, Class IO,
3.500%, 03/20/2043	920,951	138,928
		19,610,002
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $19,668,512)		$19,610,002

SECURITIES LENDING COLLATERAL - 0.0%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	8,339	83,454
TOTAL SECURITIES LENDING COLLATERAL (Cost $83,458)		$83,454

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Bond PS Series (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS - 2.7%
Repurchase Agreement - 2.7%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2013 at 0.010% to be
repurchased at $7,782,004 on 01/02/2014,
collateralized by $8,124,700 U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$7,937,650, including interest)	$7,782,000	$7,782,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,782,000)		$7,782,000
Total Investments (Bond PS Series)
(Cost $285,377,337) - 96.8%		$283,370,927
Other assets and liabilities, net - 3.2%		9,386,331
TOTAL NET ASSETS - 100.0%		$292,757,258

Core Bond Trust

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 52.9%
U.S. Government - 24.0%
U.S. TreasuryStrip, PO 2.750%, 11/15/2023	$17,266,000	$16,861,319
U.S. Treasury Bonds
2.750%, 11/15/2042	2,685,000	2,113,600
3.125%, 11/15/2041 to 02/15/2043	9,446,000	8,066,871
3.625%, 08/15/2043	17,307,000	16,276,697
3.750%, 11/15/2043	11,960,000	11,513,366
4.500%, 08/15/2039	768,000	848,160
U.S. Treasury Notes
0.250%, 07/31/2015 to 12/31/2015	91,026,000	90,925,714
0.375%, 08/31/2015	54,922,000	55,003,504
0.625%, 08/15/2016 to 12/15/2016	89,997,000	89,742,014
1.250%, 11/30/2018	41,914,000	40,993,862
1.375%, 11/30/2015	11,428,000	11,648,972
1.500%, 12/31/2018	6,439,000	6,363,039
2.000%, 11/30/2020	14,119,000	13,727,424
2.375%, 12/31/2020	7,834,000	7,793,608
3.125%, 04/30/2017	33,482,000	35,838,831
		407,716,981
U.S. Government Agency - 28.9%
Federal Home Loan Mortgage Corp.
2.117%, 02/01/2043 (P)	961,740	963,072
2.240%, 07/01/2043 (P)	13,451,535	13,474,574
2.261%, 10/01/2042 (P)	2,195,948	2,211,780
2.374%, 02/01/2043 (P)	995,448	1,002,571
2.500%, 05/01/2028	6,910,172	6,854,664
2.857%, 05/01/2042 (P)	2,567,797	2,587,612
3.000%, 07/01/2032 to 08/01/2043	19,654,898	18,533,686
3.162%, 02/01/2042 (P)	3,722,684	3,814,142
3.500%, 03/01/2033 to 08/01/2043	32,137,273	31,612,405
4.000%, 07/01/2026 to 12/01/2033	3,584,329	3,762,383
4.500%, 09/01/2042	1,582,673	1,686,512
5.000%, 08/01/2039 to 04/01/2042	18,296,721	19,809,535
5.500%, 07/01/2038	3,792,817	4,176,098
6.000%, 03/01/2034 to 03/01/2036	2,017,003	2,229,922
Federal National Mortgage Association
1.987%, 04/01/2043 (P)	5,235,198	5,218,569
2.010%, 01/01/2043 (P)	806,036	804,265
2.036%, 07/01/2043 (P)	1,033,992	986,329
2.041%, 06/01/2043 (P)	2,336,025	2,327,042

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
2.064%, 06/01/2043 (P)	$3,882,752	$3,868,191
2.103%, 01/01/2043 (P)	1,752,000	1,750,775
2.113%, 04/01/2043 (P)	668,019	666,894
2.131%, 01/01/2043 (P)	1,244,451	1,249,671
2.154%, 05/01/2043 (P)	8,456,993	8,473,693
2.207%, 07/01/2043 (P)	1,871,349	1,872,378
2.471%, 09/01/2043 (P)	2,290,936	2,309,488
2.500%, 11/01/2026 to 02/25/2044	34,088,398	33,806,029
2.503%, 11/01/2042 (P)	1,866,101	1,898,957
2.626%, 09/01/2043 (P)	2,171,545	2,147,323
2.883%, 05/01/2043 (P)	553,252	559,211
3.000%, TBA (C)	39,200,000	39,091,770
3.000%, 02/01/2033 to 05/01/2043	44,535,528	41,761,328
3.028%, 03/01/2042 (P)	1,490,739	1,522,189
3.500%, TBA (C)	30,100,000	29,980,866
3.500%, 07/01/2032 to 02/01/2043	32,174,018	31,682,289
4.000%, TBA (C)	28,800,000	29,661,937
4.000%, 12/01/2028 to 11/01/2033	5,553,091	5,805,862
4.500%, TBA (C)	2,800,000	2,958,551
5.000%, 03/01/2041 to 09/01/2041	25,079,275	27,447,938
5.500%, 09/01/2034 to 04/01/2040	4,588,011	5,077,328
6.000%, 03/01/2034 to 07/01/2037	21,841,190	24,109,122
6.500%, 10/01/2036	1,724,151	1,926,231
Government National Mortgage Association
2.500%, 02/20/2043	2,680,532	2,608,715
3.000%, 11/20/2039	528,663	522,789
4.000%, TBA (C)	46,200,000	48,037,037
4.500%, TBA (C)	18,300,000	19,510,668
		492,362,391
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $913,437,411)		$900,079,372

FOREIGN GOVERNMENT
OBLIGATIONS - 2.0%
Brazil - 0.3%
Federative Republic of Brazil, Bond
4.250%, 01/07/2025	4,890,000	4,657,725
Canada - 0.1%
Province of Quebec
2.625%, 02/13/2023	2,470,000	2,265,101
Japan - 0.4%
Japan Bank for International Cooperation
1.750%, 07/31/2018	4,135,000	4,099,365
3.375%, 07/31/2023	2,360,000	2,314,870
		6,414,235
Jordan - 0.1%
Hashemite Kingdom of Jordan
2.503%, 10/30/2020	2,468,000	2,414,323
Mexico - 0.3%
Government of Mexico
5.750%, 10/12/2110	5,416,000	5,009,800
Slovakia - 0.3%
Republic of Slovakia
4.375%, 05/21/2022 (S)	5,370,000	5,541,410
Slovenia - 0.4%
Republic of Slovenia
4.750%, 05/10/2018 (S)	3,410,000	3,495,250

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Slovenia (continued)
Republic of Slovenia (continued)
5.500%, 10/26/2022 (S)	$1,419,000	$1,415,453
5.850%, 05/10/2023 (S)	1,095,000	1,111,425
		6,022,128
Spain - 0.1%
Kingdom of Spain
4.000%, 03/06/2018 (S)	1,745,000	1,773,793
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $35,299,914)		$34,098,515

CORPORATE BONDS - 25.8%
Consumer Discretionary - 2.8%
Comcast Corp.
4.250%, 01/15/2033	850,000	787,238
Daimler Finance North America LLC
1.450%, 08/01/2016 (S)	3,555,000	3,575,932
1.875%, 09/15/2014 (S)	2,343,000	2,363,272
2.375%, 08/01/2018 (S)	2,525,000	2,518,160
DIRECTV Holdings LLC
3.800%, 03/15/2022	815,000	781,803
Ford Motor Credit Company LLC
4.375%, 08/06/2023	4,240,000	4,255,925
General Motors Company
3.500%, 10/02/2018 (S)	3,780,000	3,865,050
4.875%, 10/02/2023 (S)	1,520,000	1,539,000
6.250%, 10/02/2043 (S)	755,000	784,256
LVMH Moet Hennessy Louis Vuitton SA
1.625%, 06/29/2017 (S)	3,120,000	3,107,096
NBCUniversal Enterprise, Inc.
1.974%, 04/15/2019 (S)	1,895,000	1,852,582
The Home Depot, Inc.
3.750%, 02/15/2024	3,150,000	3,129,935
Thomson Reuters Corp.
1.300%, 02/23/2017	1,590,000	1,582,856
5.650%, 11/23/2043	425,000	431,240
Toyota Motor Credit Corp.
3.400%, 09/15/2021	940,000	952,949
TRW Automotive, Inc.
4.450%, 12/01/2023 (S)	2,270,000	2,201,900
Viacom, Inc.
2.500%, 09/01/2018	1,075,000	1,083,117
4.250%, 09/01/2023	2,085,000	2,077,311
5.850%, 09/01/2043	2,085,000	2,184,480
Volkswagen International Finance NV
1.125%, 11/18/2016 (S)	3,980,000	3,969,656
2.125%, 11/20/2018 (S)	3,755,000	3,708,063
Yum! Brands, Inc.
5.350%, 11/01/2043	755,000	731,088
		47,482,909
Consumer Staples - 1.6%
Altria Group, Inc.
4.000%, 01/31/2024	830,000	809,889
5.375%, 01/31/2044	755,000	755,490
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/2019	1,305,000	1,628,690
ConAgra Foods, Inc. 1.300%, 01/25/2016	1,425,000	1,427,393
CVS Caremark Corp.
2.250%, 12/05/2018	1,590,000	1,588,685
4.000%, 12/05/2023	1,060,000	1,055,995
5.300%, 12/05/2043	610,000	628,618
Diageo Capital PLC 1.125%, 04/29/2018	2,140,000	2,062,158

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Fomento Economico Mexicano SAB de CV
2.875%, 05/10/2023	$695,000	$613,136
4.375%, 05/10/2043	780,000	641,281
Kraft Foods Group, Inc. 6.500%, 02/09/2040	1,395,000	1,621,721
PepsiCo, Inc. 2.250%, 01/07/2019	3,195,000	3,202,789
Pernod-Ricard SA
4.250%, 07/15/2022 (S)	955,000	951,182
5.750%, 04/07/2021 (S)	1,578,000	1,737,241
Tyson Foods, Inc. 4.500%, 06/15/2022	1,955,000	1,987,731
WM Wrigley Jr. Company
2.000%, 10/20/2017 (S)	730,000	727,666
2.400%, 10/21/2018 (S)	1,060,000	1,052,950
2.900%, 10/21/2019 (S)	2,173,000	2,153,717
3.375%, 10/21/2020 (S)	2,185,000	2,157,362
		26,803,694
Energy - 3.2%
Buckeye Partners LP
5.850%, 11/15/2043	945,000	929,418
Canadian Oil Sands, Ltd.
4.500%, 04/01/2022 (S)	1,136,000	1,142,442
6.000%, 04/01/2042 (S)	1,040,000	1,060,116
DCP Midstream Operating LP
4.950%, 04/01/2022	1,436,000	1,455,663
Devon Energy Corp.
1.200%, 12/15/2016	2,650,000	2,648,683
2.250%, 12/15/2018	2,650,000	2,620,826
Ecopetrol SA
7.375%, 09/18/2043	2,270,000	2,460,680
El Paso Pipeline Partners Operating
Company LLC
4.100%, 11/15/2015	2,045,000	2,150,864
Energen Corp.
4.625%, 09/01/2021	2,023,000	1,978,061
Energy Transfer Partners LP
5.150%, 02/01/2043	520,000	473,543
5.950%, 10/01/2043	290,000	293,254
6.500%, 02/01/2042	779,000	834,639
Halliburton Company
2.000%, 08/01/2018	2,610,000	2,588,755
Husky Energy, Inc.
7.250%, 12/15/2019	1,132,000	1,365,111
Kerr-McGee Corp.
6.950%, 07/01/2024	2,850,000	3,305,530
Kinder Morgan Energy Partners LP
4.150%, 02/01/2024	1,420,000	1,371,521
5.000%, 03/01/2043	780,000	717,431
Murphy Oil Corp.
3.700%, 12/01/2022	2,410,000	2,223,456
ONEOK Partners LP
2.000%, 10/01/2017	1,595,000	1,586,548
3.200%, 09/15/2018	1,425,000	1,456,360
6.200%, 09/15/2043	1,015,000	1,091,993
Petrobras Global Finance BV
3.000%, 01/15/2019	4,260,000	3,984,531
Petroleos Mexicanos
2.266%, 07/18/2018 (P)	940,000	968,200
4.875%, 01/18/2024	930,000	930,000
5.500%, 06/27/2044	1,295,000	1,181,688
Rowan Companies, Inc.
5.400%, 12/01/2042	1,017,000	937,786
Spectra Energy Partners LP
2.950%, 09/25/2018	1,075,000	1,089,102
5.950%, 09/25/2043	675,000	719,189

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Statoil ASA
2.900%, 11/08/2020	$1,890,000	$1,875,366
3.700%, 03/01/2024	1,415,000	1,402,429
Talisman Energy, Inc.
3.750%, 02/01/2021	945,000	913,755
TC Pipelines LP
4.650%, 06/15/2021	1,283,000	1,296,619
Transocean, Inc.
6.375%, 12/15/2021	2,282,000	2,560,990
Weatherford International, Ltd.
4.500%, 04/15/2022	1,170,000	1,175,758
Western Gas Partners LP
5.375%, 06/01/2021	580,000	620,594
WPX Energy, Inc.
6.000%, 01/15/2022	1,335,000	1,335,000
		54,745,901
Financials - 9.5%
American Express Credit Corp.
1.750%, 06/12/2015	4,389,000	4,459,825
American International Group, Inc.
6.400%, 12/15/2020	1,285,000	1,516,904
8.250%, 08/15/2018	1,515,000	1,894,214
American International Group, Inc. (8.175% to
05/15/2038, then 3 month LIBOR + 4.195%)
05/15/2058	510,000	617,100
Assurant, Inc.
2.500%, 03/15/2018	2,065,000	2,016,696
AvalonBay Communities, Inc.
3.625%, 10/01/2020	665,000	671,489
Bank of America Corp.
1.500%, 10/09/2015	6,905,000	6,974,526
2.600%, 01/15/2019	4,720,000	4,738,266
4.100%, 07/24/2023	5,980,000	5,995,703
6.000%, 09/01/2017	2,375,000	2,710,711
Bank of America NA
1.125%, 11/14/2016	7,085,000	7,092,517
Berkshire Hathaway Finance Corp.
2.900%, 10/15/2020	3,130,000	3,101,792
Boston Properties LP
3.125%, 09/01/2023	1,055,000	962,011
3.800%, 02/01/2024	1,570,000	1,503,024
Capital One Bank USA NA
1.150%, 11/21/2016	1,835,000	1,826,858
2.150%, 11/21/2018	2,015,000	2,003,152
Citigroup, Inc.
1.700%, 07/25/2016	2,385,000	2,407,309
2.650%, 03/02/2015	1,378,000	1,405,949
3.875%, 10/25/2023	2,375,000	2,330,896
4.450%, 01/10/2017	2,765,000	2,995,717
Cooperatieve Centrale Raiffeisen
5.750%, 12/01/2043	1,820,000	1,922,754
Daimler Finance North America LLC
1.875%, 01/11/2018 (S)	1,752,000	1,725,026
DDR Corp.
3.375%, 05/15/2023	2,335,000	2,123,169
4.625%, 07/15/2022	2,450,000	2,495,438
Deutsche Bank AG
4.296%, 05/24/2028 (P)	1,045,000	944,616
Diamond Offshore Drilling, Inc.
4.875%, 11/01/2043	1,510,000	1,476,618
Discover Bank
4.200%, 08/08/2023	1,460,000	1,437,704

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Equity One, Inc.
3.750%, 11/15/2022	$374,000	$350,368
Federal Realty Investment Trust
3.000%, 08/01/2022	1,930,000	1,800,829
3.950%, 01/15/2024	1,085,000	1,071,094
Five Corners Funding Trust
4.419%, 11/15/2023 (S)	3,840,000	3,779,032
General Electric Capital Corp.
5.875%, 01/14/2038	2,240,000	2,543,542
HSBC Holdings PLC
4.000%, 03/30/2022	1,280,000	1,313,759
HSBC USA, Inc.
2.375%, 02/13/2015	2,575,000	2,627,445
2.625%, 09/24/2018	1,320,000	1,341,591
ING Bank NV
5.800%, 09/25/2023 (S)	2,385,000	2,489,940
ING US, Inc.
5.500%, 07/15/2022	1,445,000	1,569,217
Inter-American Development Bank
3.875%, 10/28/2041	1,856,000	1,662,488
JPMorgan Chase & Company
3.200%, 01/25/2023	2,275,000	2,153,333
3.375%, 05/01/2023	1,420,000	1,321,306
JPMorgan Chase Bank NA
6.000%, 10/01/2017	4,325,000	4,946,368
Lazard Group LLC
4.250%, 11/14/2020	2,035,000	2,028,238
6.850%, 06/15/2017	4,103,000	4,624,491
Liberty Mutual Group, Inc.
4.250%, 06/15/2023 (S)	2,430,000	2,342,549
6.500%, 05/01/2042 (S)	1,161,000	1,270,108
Lloyds Bank PLC
2.300%, 11/27/2018	1,965,000	1,958,859
Markel Corp.
3.625%, 03/30/2023	870,000	817,549
4.900%, 07/01/2022	1,220,000	1,269,311
MetLife, Inc.
4.368%, 09/15/2023	1,700,000	1,732,694
4.875%, 11/13/2043	2,045,000	1,999,767
Mid-America Apartments LP
4.300%, 10/15/2023	1,585,000	1,538,507
MidAmerican Energy Holdings Company
5.150%, 11/15/2043 (S)	2,620,000	2,632,419
Morgan Stanley Company
5.000%, 11/24/2025	1,700,000	1,701,974
5.375%, 10/15/2015	2,090,000	2,247,943
5.500%, 07/28/2021	1,451,000	1,619,349
Murray Street Investment Trust I
4.647%, 03/09/2017 (P)	3,746,000	4,032,633
National Rural Utilities Cooperative
Finance Corp.
3.400%, 11/15/2023	1,415,000	1,366,882
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/2019 (S)	7,800,000	7,683,000
ProLogis LP
4.250%, 08/15/2023	1,875,000	1,849,262
Prudential Financial, Inc.
2.300%, 08/15/2018	1,435,000	1,425,784
Rabobank Nederland NV
3.875%, 02/08/2022	1,800,000	1,807,250
Royal Bank of Scotland Group PLC
6.000%, 12/19/2023	5,565,000	5,604,623

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Skandinaviska Enskilda Banken AB
2.375%, 11/20/2018 (S)	$5,250,000	$5,215,823
Standard Chartered PLC
3.950%, 01/11/2023 (S)	2,190,000	2,028,177
Tanger Properties LP
3.875%, 12/01/2023	1,060,000	1,020,073
The Goldman Sachs Group, Inc.
6.250%, 02/01/2041	830,000	953,377
6.750%, 10/01/2037	856,000	949,581
WR Berkley Corp.
4.625%, 03/15/2022	1,065,000	1,075,705
XLIT, Ltd.
5.250%, 12/15/2043	1,040,000	1,043,278
		162,159,502
Health Care - 1.9%
Amgen, Inc.
5.375%, 05/15/2043	2,810,000	2,875,111
Celgene Corp.
2.300%, 08/15/2018	1,375,000	1,366,762
5.250%, 08/15/2043	1,395,000	1,401,531
Express Scripts Holding Company
2.100%, 02/12/2015	2,845,000	2,886,233
Mallinckrodt International Finance SA
4.750%, 04/15/2023 (S)	2,605,000	2,400,643
Merck & Company, Inc.
1.300%, 05/18/2018	2,297,000	2,232,996
2.800%, 05/18/2023	1,665,000	1,538,868
Mylan, Inc.
5.400%, 11/29/2043	620,000	622,854
Perrigo Company PLC
1.300%, 11/08/2016 (S)	1,750,000	1,743,803
2.300%, 11/08/2018 (S)	1,750,000	1,726,389
4.000%, 11/15/2023 (S)	1,665,000	1,630,823
Pfizer, Inc.
3.000%, 06/15/2023	1,335,000	1,252,242
St. Jude Medical, Inc.
3.250%, 04/15/2023	2,370,000	2,207,598
Teva Pharmaceutical Finance IV LLC
2.250%, 03/18/2020	1,232,000	1,170,139
Thermo Fisher Scientific, Inc.
1.300%, 02/01/2017	2,360,000	2,349,555
2.400%, 02/01/2019	945,000	935,689
4.150%, 02/01/2024	940,000	929,511
5.300%, 02/01/2044	495,000	498,771
WellPoint, Inc.
3.125%, 05/15/2022	2,458,000	2,301,880
5.100%, 01/15/2044	735,000	726,266
		32,797,664
Industrials - 0.6%
Crane Company
2.750%, 12/15/2018	745,000	740,973
4.450%, 12/15/2023	930,000	917,747
ERAC USA Finance LLC
5.625%, 03/15/2042 (S)	2,217,000	2,256,811
Glencore Funding LLC
2.500%, 01/15/2019 (S)	1,290,000	1,248,454
Northrop Grumman Corp.
3.250%, 08/01/2023	2,620,000	2,439,765
4.750%, 06/01/2043	2,010,000	1,897,985
Weatherford International, Ltd.
5.950%, 04/15/2042	485,000	484,400
		9,986,135

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Information Technology - 1.1%
Baidu, Inc. 3.250%, 08/06/2018	$1,895,000	$1,914,522
IBM Corp. 1.625%, 05/15/2020	3,000,000	2,809,740
Intel Corp. 4.000%, 12/15/2032	1,402,000	1,288,288
Microsoft Corp.
3.625%, 12/15/2023	4,240,000	4,239,423
4.875%, 12/15/2043	1,135,000	1,155,806
Oracle Corp.
2.375%, 01/15/2019	5,145,000	5,188,228
3.625%, 07/15/2023	1,490,000	1,475,608
		18,071,615
Materials - 0.8%
Barrick Gold Corp. 4.100%, 05/01/2023	1,780,000	1,606,434
BHP Billiton Finance USA, Ltd.
3.850%, 09/30/2023	2,335,000	2,341,248
5.000%, 09/30/2043	1,765,000	1,788,037
Corp. Nacional del Cobre de Chile
5.625%, 10/18/2043 (S)	1,155,000	1,131,463
LYB International Finance BV
4.000%, 07/15/2023	1,060,000	1,044,595
5.250%, 07/15/2043	650,000	651,121
The Mosaic Company
5.450%, 11/15/2033	660,000	670,532
5.625%, 11/15/2043	745,000	753,228
Vale SA 5.625%, 09/11/2042	1,334,000	1,207,170
Xstrata Finance Canada, Ltd.
2.050%, 10/23/2015 (S)	1,381,000	1,398,576
		12,592,404
Telecommunication Services - 2.5%
America Movil SAB de CV
2.375%, 09/08/2016	1,385,000	1,425,301
3.125%, 07/16/2022	3,555,000	3,276,839
American Tower Corp.
3.500%, 01/31/2023	1,702,000	1,549,371
4.500%, 01/15/2018	1,817,000	1,945,653
5.050%, 09/01/2020	1,357,000	1,433,327
AT&T, Inc.
1.600%, 02/15/2017	2,685,000	2,680,299
4.300%, 12/15/2042	655,000	553,605
Telefonica Chile SA 3.875%, 10/12/2022 (S)	1,545,000	1,409,655
Telefonica Emisiones SAU
4.570%, 04/27/2023	1,630,000	1,604,849
Verizon Communications, Inc.
2.500%, 09/15/2016	4,860,000	5,025,060
3.650%, 09/14/2018	3,622,000	3,832,203
4.500%, 09/15/2020	1,240,000	1,325,994
5.150%, 09/15/2023	3,240,000	3,473,283
6.400%, 09/15/2033	3,495,000	4,008,629
6.550%, 09/15/2043	2,035,000	2,372,969
Vodafone Group PLC
0.900%, 02/19/2016	4,319,000	4,334,121
1.500%, 02/19/2018	2,980,000	2,904,126
		43,155,284
Utilities - 1.8%
Ameren Corp. 8.875%, 05/15/2014	2,080,000	2,139,640
American Electric Power Company, Inc.
1.650%, 12/15/2017	2,575,000	2,521,911
Comision Federal de Electricidad
4.875%, 01/15/2024 (S)	1,230,000	1,220,775
Dominion Gas Holdings LLC
4.800%, 11/01/2043 (S)	880,000	847,734
Dominion Resources, Inc. 8.875%, 01/15/2019	2,200,000	2,794,000

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Duke Energy Corp.
1.625%, 08/15/2017	$1,285,000	$1,276,362
3.950%, 10/15/2023	945,000	943,712
Duke Energy Ohio, Inc. 3.800%, 09/01/2023	1,025,000	1,022,803
EDF SA 4.600%, 01/27/2020 (S)	775,000	837,655
Kentucky Utilities Company
4.650%, 11/15/2043	660,000	654,872
Louisville Gas & Electric Company
4.650%, 11/15/2043	585,000	578,601
MidAmerican Energy Company
2.400%, 03/15/2019	1,715,000	1,726,046
4.800%, 09/15/2043	125,000	126,615
Pacific Gas & Electric Company
3.250%, 06/15/2023	2,410,000	2,282,321
5.125%, 11/15/2043	1,570,000	1,615,417
PPL Capital Funding, Inc.
3.400%, 06/01/2023	1,140,000	1,059,042
4.700%, 06/01/2043	1,050,000	942,478
Puget Energy, Inc. 6.000%, 09/01/2021	2,815,000	3,143,975
Sempra Energy 4.050%, 12/01/2023	1,005,000	990,726
Southwestern Electric Power Company
3.550%, 02/15/2022	815,000	794,943
The Southern Company 2.450%, 09/01/2018	1,894,000	1,921,768
Wisconsin Public Service Corp.
4.752%, 11/01/2044	1,385,000	1,392,508
		30,833,904
TOTAL CORPORATE BONDS (Cost $439,864,454)		$438,629,012

MUNICIPAL BONDS - 1.0%
County of Clark (Nevada) 6.820%, 07/01/2045	1,875,000	2,336,344
Los Angeles Community College District
(California) 6.750%, 08/01/2049	1,795,000	2,266,977
New Jersey State Turnpike Authority
7.102%, 01/01/2041	2,258,000	2,891,279
North Texas Tollway Authority
6.718%, 01/01/2049	2,071,000	2,517,114
Port Authority of New York & New Jersey
(New Jersey) 4.458%, 10/01/2062	2,426,000	2,056,860
State of California 7.600%, 11/01/2040	1,560,000	2,059,528
State of Illinois, GO
5.365%, 03/01/2017	1,075,000	1,158,764
5.877%, 03/01/2019	900,000	979,569
The Ohio State University 4.800%, 06/01/2111	709,000	616,951
TOTAL MUNICIPAL BONDS (Cost $15,093,135)		$16,883,386

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.5%
Commercial & Residential - 7.0%
Banc of America Commercial Mortgage, Inc.,
Series 2004-6, Class A3
4.512%, 12/10/2042	20,603	20,637
Bear Stearns Commercial Mortgage
Securities, Inc., Series 2005-PWR7,
Class A2 4.945%, 02/11/2041	89,692	89,691
CFCRE Commercial Mortgage Trust,
Series 2011-C1, Class A4
4.961%, 04/15/2044 (P)(S)	2,520,000	2,710,530
COMM Mortgage Trust
Series 2013-CR12, Class A1,
1.295%, 10/10/2046	943,259	942,322
Series 2013-CR9, Class A1,
1.344%, 07/10/2045	1,736,480	1,740,393

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
COMM Mortgage Trust (continued)
Series 2013-CR11, Class A1,
1.468%, 10/10/2046	$934,048	$933,984
Series 2012-LC4, Class A3,
3.069%, 12/10/2044	1,141,000	1,158,744
Series 2013-CR12, Class ASB,
3.623%, 10/10/2046	2,379,000	2,415,456
Series 2013-CR9, Class ASB,
3.834%, 07/10/2045	2,374,000	2,451,521
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	1,821,000	1,834,880
Series 2010-C1, Class A3,
4.205%, 07/10/2046 (S)	1,512,000	1,600,537
Series 2013-CR11, Class A4,
4.258%, 10/10/2046	3,335,000	3,421,040
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2004-C5, Class A4,
4.829%, 11/15/2037	431,000	440,557
Series 2005-C5, Class A4,
5.100%, 08/15/2038 (P)	1,325,000	1,390,858
Credit Suisse Mortgage Capital Certificates,
Series 2006-C5, Class A3
5.311%, 12/15/2039	2,481,000	2,687,117
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1,
3.742%, 11/10/2046 (S)	1,718,300	1,805,696
Series 2011-LC2A, Class A4,
4.537%, 07/10/2044 (S)	2,779,000	2,974,316
Series 2011-LC1A, Class A3,
5.002%, 11/10/2046 (S)	2,611,000	2,877,108
DDR Corp., Series 2009-DDR1, Class A
3.807%, 10/14/2022 (S)	2,376,584	2,417,085
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5,
5.224%, 04/10/2037 (P)	2,200,000	2,319,893
Series 2004-GG1, Class A7,
5.317%, 06/10/2036 (P)	526,636	529,398
GS Mortgage Securities Corp. II
Series 2013-GC16, Class AAB,
3.813%, 11/10/2046	3,089,000	3,170,364
Series 2013-GC16, Class A3,
4.244%, 11/10/2046	2,308,000	2,362,104
Series 2005-GG4, Class A4A,
4.751%, 07/10/2039	2,478,543	2,567,538
Series 2007-GG10, Class A4,
5.804%, 08/10/2045 (P)	1,961,000	2,153,070
Impact Funding LLC, Series 2010-1, Class A1
5.314%, 01/25/2051 (S)	6,296,664	6,919,688
JPMBB Commercial Mortgage Securities Trust
Series 2013, Class C12,
1.085%, 07/15/2045	1,603,925	1,598,423
Series 2013-C14, Class A2,
3.019%, 08/15/2046	3,236,000	3,321,482
Series 2013-C14, Class ASB,
3.761%, 08/15/2046 (P)	2,294,000	2,356,443
Series 2013-C15, Class A4,
4.096%, 11/15/2045	2,377,000	2,413,199
Series 2013-C17, Class A4,
4.199%, 01/15/2047	2,372,000	2,416,711

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2013-C13, Class A1,
1.303%, 01/15/2046	$727,011	$729,467
Series 2012-C8, Class ASB,
2.379%, 10/15/2045	1,575,000	1,515,875
Series 2013-C13, Class A2,
2.665%, 01/15/2046	2,812,000	2,850,572
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (S)	995,562	1,038,857
Series 2013-C13, Class ASB,
3.414%, 01/15/2046	616,000	624,116
Series 2010-C2, Class A3,
4.070%, 11/15/2043 (S)	4,988,000	5,207,587
Series 2011-C4, Class A4,
4.388%, 07/15/2046 (S)	2,125,000	2,249,927
Series 2004-IN2, Class A2,
5.115%, 07/15/2041	1,431,417	1,446,717
Series 2006-LDP9, Class A2,
5.134%, 05/15/2047	369,943	373,898
Series 2006-CB17, Class A4,
5.429%, 12/12/2043	3,289,000	3,559,471
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	1,040,000	1,109,701
Series 2007-C1, Class A4,
5.716%, 02/15/2051	1,600,000	1,755,568
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A3
5.874%, 07/15/2044 (P)	826,000	836,377
LB-UBS Commercial Mortgage Trust,
Series 2004-C8, Class A6
4.799%, 12/15/2029 (P)	358,721	364,805
Merrill Lynch Mortgage Trust,
Series 2005-CIP1, Class A3A
4.949%, 07/12/2038 (P)	721,000	731,338
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2013-C10, Class A1,
1.394%, 07/15/2046	3,373,770	3,383,641
Series 2013-C7, Class AAB,
2.469%, 02/15/2046	1,294,000	1,241,731
Series 2012-C6, Class A3,
2.506%, 11/15/2045	4,377,000	4,222,435
Series 2012-C5, Class A3,
2.825%, 08/15/2045	1,662,000	1,630,866
Series 2013-C11, Class A2,
3.085%, 08/15/2046	4,616,000	4,748,253
Series 2013-C10, Class ASB,
3.912%, 07/15/2046 (P)	470,000	488,681
Morgan Stanley Capital I, Series 2004-HQ4,
Class A7 4.970%, 04/14/2040	1,394,675	1,411,717
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 2A1S
0.275%, 02/25/2047 (P)	16,207	14,479
Motel 6 Trust, Series 2012-MTL6, Class A2
1.948%, 10/05/2025 (S)	3,654,000	3,616,466
Sequoia Mortgage Trust, Series 2011-1,
Class A1 4.125%, 02/25/2041 (P)	127,562	127,507
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A3,
2.728%, 08/10/2049	1,835,000	1,802,902

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
UBS-Barclays Commercial
Mortgage Trust (continued)
Series 2013-C6, Class ASB,
2.788%, 04/10/2046	$3,660,000	$3,569,313
Series 2013-C5, Class A4,
3.185%, 03/10/2046	688,000	655,553
Series 2012-C2, Class A4,
3.525%, 05/10/2063	1,077,000	1,063,050
		118,411,655
U.S. Government Agency - 4.5%
Federal Home Loan Mortgage Corp.
Series 2013-121, Class LB,
3.000%, 12/25/2043	7,862,995	8,034,204
Series 3664, Class DA,
4.000%, 11/15/2037	1,097,656	1,179,795
Series K003, Class AAB,
4.768%, 05/25/2018	1,677,000	1,807,050
Series 3876, Class NB,
5.000%, 08/15/2038	2,529,023	2,772,666
Series 3645, Class KP,
5.000%, 02/15/2040	4,073,888	4,471,630
Series 3622, Class WA,
5.500%, 09/15/2039	2,917,667	3,237,747
Series T-48, Class 1A,
5.850%, 07/25/2033 (P)	54,203	61,197
Series 2980, Class QA,
6.000%, 05/15/2035	1,967,828	2,204,811
Series 3529, Class AG,
6.500%, 04/15/2039	2,615,404	2,912,001
Series T-57, Class 1A2,
7.000%, 07/25/2043	691,691	789,779
Series T-57, Class 1A3,
7.500%, 07/25/2043	541,043	641,815
Series T-59, Class 1A3,
7.500%, 10/25/2043	741,350	868,515
Series T-60, Class 1A3,
7.500%, 03/25/2044	778,329	920,690
Federal National Mortgage Association
Series 2012-133, Class JP,
2.500%, 07/25/2042	5,401,697	5,191,933
Series 2013-41, Class WG,
2.500%, 11/25/2042	1,563,556	1,521,635
Series 2012-130, Class DC,
3.000%, 12/25/2042	18,018,608	16,833,470
Series 2012-134, Class LC,
3.000%, 12/25/2042	1,707,066	1,645,833
Series 416, Class A350,
3.500%, 11/25/2042	7,771,903	7,773,613
Series 2011-58, Class AT,
4.000%, 07/25/2041	2,968,530	3,144,294
Series 2009-20, Class DT,
4.500%, 04/25/2039	2,204,140	2,366,219
Series 2005-5, Class PA,
5.000%, 01/25/2035	789,172	851,441
Series 2005-64, Class PL,
5.500%, 07/25/2035	891,541	976,052
Series 2003-W17, Class 1A7,
5.750%, 08/25/2033	1,011,000	1,095,009
Series 2002-95, Class DB,
6.000%, 01/25/2033	2,435,373	2,742,534
Series 2006-56, Class CA,
6.000%, 07/25/2036	453,821	497,092

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2002-33, Class A2,
7.500%, 06/25/2032	$584,980	$689,824
Government National Mortgage Association,
Series 2003-79, Class PV
5.500%, 10/20/2023	1,086,086	1,166,543
		76,397,392
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $198,250,844)		$194,809,047

ASSET BACKED SECURITIES - 13.8%
Ally Auto Receivables Trust
Series 2012-2, Class A3,
0.740%, 04/15/2016	2,617,962	2,622,480
Series 2013-1, Class A4,
0.840%, 02/15/2018	3,460,000	3,439,448
Series 2012-1, Class A3,
0.930%, 02/16/2016	631,838	633,558
Series 2010-4, Class A4,
1.350%, 12/15/2015	2,468,603	2,475,732
Series 2010-5, Class A4,
1.750%, 03/15/2016	3,392,309	3,409,756
Series 2010-2, Class A4,
2.090%, 05/15/2015	213,839	214,241
Series 2011-1, Class A4,
2.230%, 03/15/2016	4,269,728	4,302,716
Ally Master Owner Trust
Series 2011-4, Class A1,
0.967%, 09/15/2016 (P)	1,790,000	1,795,150
Series 2011-1, Class A2,
2.150%, 01/15/2016	3,962,000	3,964,338
American Express Issuance Trust II
Series 2013-1, Class A,
0.447%, 02/15/2019 (P)	4,074,000	4,061,978
Series 2013-2, Class A,
0.597%, 08/15/2019 (P)	5,362,000	5,377,180
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class A2,
0.490%, 04/08/2016	982,399	982,102
Series 2013-2, Class A2,
0.530%, 11/08/2016	863,200	862,989
Series 2012-4, Class A3,
0.670%, 06/08/2017	1,949,000	1,948,238
Series 2013-3, Class A2,
0.680%, 10/11/2016	6,401,000	6,403,663
BA Credit Card Trust 0.237%, 12/15/2016 (P)	4,804,000	4,803,741
Capital Auto Receivables Asset Trust
Series 2013-1, Class A3,
0.790%, 06/20/2017	5,435,000	5,428,021
Series 2013-2, Class A2,
0.920%, 09/20/2016	2,798,000	2,803,375
Series 2013-3, Class A2,
1.040%, 11/21/2016	1,860,000	1,865,844
Series 2013-4, Class A3,
1.090%, 03/20/2018	2,378,000	2,368,992
Series 2013-4, Class A4,
1.470%, 07/20/2018	3,234,000	3,216,203
Series 2013-2, Class A4,
1.560%, 07/20/2018	1,489,000	1,498,884
Series 2013-3, Class A4,
1.680%, 04/20/2018	1,853,000	1,867,201

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Chase Issuance Trust
Series 2013-A2, Class A2,
0.267%, 02/15/2017 (P)	$1,274,000	$1,273,270
Series 2012-A8, Class A8,
0.540%, 10/16/2017	1,258,000	1,256,175
Citibank Credit Card Issuance Trust
Series 2013-A7, Class A7,
0.600%, 09/10/2020 (P)	7,437,000	7,450,134
Series 2013-A6, Class A6,
1.320%, 09/07/2018	10,420,000	10,490,627
Discover Card Execution Note Trust,
Series 2013-A5, Class A5
1.040%, 04/15/2019	2,321,000	2,318,674
Ford Credit Floorplan Master Owner Trust,
Series 2012-1, Class A
0.637%, 01/15/2016 (P)	952,000	952,088
GE Capital Credit Card Master Note Trust,
Series 2011-1, Class A
0.717%, 01/15/2017 (P)	1,546,000	1,546,271
Honda Auto Receivables Owner Trust
Series 2012-3, Class A2,
0.460%, 12/15/2014	256,035	256,060
Series 2013-2, Class A3,
0.530%, 02/16/2017	2,118,000	2,117,157
Series 2013-3, Class A2,
0.540%, 01/15/2016	4,068,000	4,072,096
MMCA Auto Owner Trust, Series 2011-A,
Class A4 2.020%, 10/17/2016 (S)	771,197	775,605
Nelnet Student Loan Trust
Series 2007-1, Class A1,
0.248%, 11/27/2018 (P)	1,084,972	1,082,853
Series 2006-2, Class A4,
0.318%, 10/26/2026 (P)	5,965,526	5,953,291
Series 2006-1, Class A4,
0.328%, 11/23/2022 (P)	5,118,115	5,100,458
Series 2005-2, Class A5,
0.346%, 03/23/2037 (P)	4,547,000	4,373,600
Series 2005-1, Class A5,
0.348%, 10/25/2033 (P)	5,020,000	4,738,524
Series 2004-3, Class A5,
0.418%, 10/27/2036 (P)	2,854,000	2,789,283
Series 2007-2A, Class A3L,
0.596%, 03/25/2026 (P)(S)	9,856,000	9,740,714
Series 2010-4, Class A,
0.965%, 04/25/2046 (P)(S)	1,530,204	1,543,844
Nissan Auto Receivables Owner Trust
Series 2012-B, Class A2,
0.390%, 04/15/2015	316,724	316,755
Series 2011-A, Class A3,
1.180%, 02/16/2015	86,671	86,700
Santander Drive Auto Receivables Trust
Series 2013-3, Class A2,
0.550%, 09/15/2016	4,870,585	4,868,992
Series 2012-5, Class A2,
0.570%, 12/15/2015	282,740	282,765
Series 2012-6, Class A3,
0.620%, 07/15/2016	1,096,000	1,096,577
Series 2013-2, Class A3,
0.700%, 09/15/2017	5,737,000	5,738,251
Series 2012-5, Class A3,
0.830%, 12/15/2016	973,000	973,196
SLC Student Loan Trust, Series 2007-2,
Class A2 0.641%, 05/15/2028 (P)	1,101,737	1,099,850

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
SLM Private Education Loan Trust,
Series 2010-A, Class 2A
3.417%, 05/16/2044 (P)(S)	$2,788,958	$2,955,841
SLM Student Loan Trust
Series 2007-7, Class A4,
0.308%, 04/25/2022 (P)	419,412	418,369
Series 2005-9, Class A4,
0.338%, 01/25/2023 (P)	421,763	421,746
Series 2005-5, Class A3,
0.338%, 04/25/2025 (P)	407,000	404,949
Series 2007-2, Class B,
0.408%, 07/25/2025 (P)	1,292,000	1,115,373
Series 2013-1, Class A2,
0.415%, 09/25/2019 (P)	1,986,000	1,977,873
Series 2013-3, Class A2,
0.465%, 05/26/2020 (P)	2,019,000	2,011,881
Series 2013-5, Class A2,
0.565%, 10/26/2020 (P)	3,009,000	3,008,756
Series 2010-1, Class A,
0.565%, 03/25/2025 (P)	2,952,945	2,943,407
Series 2013-6, Class A2,
0.669%, 02/25/2021 (P)	2,323,000	2,323,056
Series 2004-8A, Class A5,
0.738%, 04/25/2024 (P)(S)	5,478,638	5,488,757
Series 2013-A, Class A1,
0.767%, 08/15/2022 (P)(S)	2,860,950	2,856,581
Series 2008-6, Class A2,
0.788%, 10/25/2017 (P)	254,629	255,203
Series 2013-B, Class A1,
0.817%, 07/15/2022 (P)(S)	1,402,066	1,401,365
Series 2004-5A, Class A5,
0.838%, 10/25/2023 (P)(S)	2,491,000	2,500,301
Series 2012-E, Class A1,
0.917%, 10/16/2023 (P)(S)	4,243,234	4,245,907
Series 2013-C, Class A1,
1.017%, 02/15/2022 (P)(S)	3,208,730	3,217,564
Series 2012-6, Class B,
1.165%, 04/27/2043 (P)	1,844,000	1,679,794
Series 2012-B, Class A1,
1.267%, 12/15/2021 (P)(S)	3,108,198	3,122,582
Series 2012-C, Class A1,
1.267%, 08/15/2023 (P)(S)	2,301,745	2,314,766
Series 2005-6, Class A5B,
1.438%, 07/27/2026 (P)	1,740,247	1,768,118
Series 2008-5, Class A3,
1.538%, 01/25/2018 (P)	1,693,000	1,707,590
Series 2011-C, Class A1,
1.567%, 12/15/2023 (P)(S)	4,004,061	4,031,981
Series 2012-A, Class A1,
1.567%, 08/15/2025 (P)(S)	3,804,183	3,840,722
Series 2013-2, Class B,
1.665%, 06/25/2043 (P)	1,009,000	953,784
Series 2013-3, Class B,
1.665%, 09/25/2043 (P)	993,000	942,026
Series 2013-B, Class A2A,
1.850%, 06/17/2030 (S)	6,705,000	6,463,399
Series 2012-E, Class A2B,
1.917%, 06/15/2045 (P)(S)	4,495,000	4,579,110
Series 2013-1, Class B,
1.965%, 11/25/2043 (P)	834,000	808,546
Series 2013-C, Class A2A,
2.940%, 10/15/2031 (S)	3,124,000	3,155,705

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
SMS Student Loan Trust
Series 2000-A, Class A2,
0.428%, 10/28/2028 (P)	$1,601,788	$1,594,846
Series 2000-B, Class A2,
0.438%, 04/28/2029 (P)	1,230,848	1,225,900
Trade Maps 1 Ltd., Series 2013-1A, Class A
0.870%, 12/10/2018 (P)(S)	5,890,000	5,900,838
Volkswagen Auto Loan Enhanced Trust,
Series 2012-2, Class A2
0.330%, 07/20/2015	892,879	892,603
World Financial Network Credit Card
Master Trust, Series 2013-B, Class A
0.910%, 03/16/2020	4,171,000	4,144,225
TOTAL ASSET BACKED SECURITIES (Cost $234,945,165)		$235,313,104

SHORT-TERM INVESTMENTS - 2.4%
Money Market Funds - 2.4%
State Street Institutional Liquid Reserves
Fund, 0.0555% (Y)	40,368,322	40,368,322
TOTAL SHORT-TERM INVESTMENTS (Cost $40,368,322)		$40,368,322
Total Investments (Core Bond Trust)
(Cost $1,877,259,245) - 109.4%		$1,860,180,758
Other assets and liabilities, net - (9.4%)		(159,703,589)
TOTAL NET ASSETS - 100.0%		$1,700,477,169

Global Bond Trust

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 7.5%
U.S. Government - 6.0%
Treasury Inflation Protected Securities
0.125%, 07/15/2022 to 01/15/2023	$1,619,780	$1,530,653
1.375%, 01/15/2020	540,045	579,620
1.750%, 01/15/2028	2,229,780	2,382,206
2.375%, 01/15/2027	810,733	932,280
2.500%, 01/15/2029	4,569,054	5,357,216
U.S. Treasury Bonds
2.750%, 08/15/2042	900,000	710,156
3.125%, 11/15/2041	400,000	344,062
3.625%, 08/15/2043	5,400,000	5,078,533
3.750%, 11/15/2043	2,200,000	2,117,843
5.250%, 02/15/2029	10,000,000	12,006,250
5.500%, 08/15/2028	7,800,000	9,591,567
U.S. Treasury Notes
1.750%, 10/31/2020	800,000	766,562
2.000%, 11/30/2020	1,500,000	1,458,399
2.000%, 02/15/2022 to 02/15/2023 (D)	5,300,000	4,980,517
2.500%, 08/15/2023	5,400,000	5,175,986
		53,011,850
U.S. Government Agency - 1.5%
Federal Home Loan Mortgage Corp.
4.000%, 02/01/2040 to 01/01/2042	5,243,778	5,389,196
5.336%, 03/01/2035 (P)	130,609	138,813
Federal National Mortgage Association
2.006%, 12/01/2034 (P)	179,889	188,762
2.485%, 11/01/2034 (P)	1,106,935	1,176,359
3.000%, TBA (C)	1,000,000	949,403

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
3.000%, 07/01/2043 to 09/01/2043		$4,997,483	$4,750,089
4.500%, 03/01/2028		106,251	113,600
5.071%, 05/01/2035 (P)		135,847	144,057
Government National
Mortgage Association
1.625%, 11/20/2023 to 06/20/2030 (P)		120,422	123,221
2.000%, 04/20/2030 to 05/20/2030 (P)		12,628	13,263
			12,986,763
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $68,979,943)			$65,998,613

FOREIGN GOVERNMENT
OBLIGATIONS - 43.6%
Australia - 0.2%
New South Wales Treasury Corp.
2.750%, 11/20/2025	AUD	1,500,000	1,675,715
3.750%, 11/20/2020		100,000	113,111
			1,788,826
Brazil - 0.1%
Federative Republic of Brazil
10.000%, 01/01/2023	BRL	2,050,000	733,887
			733,887
Canada - 1.1%
Province of British Columbia
4.300%, 06/18/2042	CAD	600,000	592,318
Province of Ontario
2.450%, 06/29/2022		$1,300,000	1,200,341
Province of Quebec
2.750%, 08/25/2021		4,300,000	4,142,620
3.000%, 09/01/2023	CAD	1,700,000	1,515,861
4.250%, 12/01/2021		2,200,000	2,211,039
			9,662,179
France - 7.0%
Government of France
1.000%, 05/25/2018	EUR	26,200,000	35,956,315
3.250%, 05/25/2045		1,900,000	2,512,156
4.000%, 10/25/2038		4,000,000	6,122,963
4.500%, 04/25/2041		10,500,000	17,355,768
			61,947,202
Germany - 0.2%
Federal Republic of Germany, Inflation
Linked Bond
0.100%, 04/15/2023		1,032,930	1,386,002
			1,386,002
Italy - 4.5%
Republic of Italy
3.500%, 11/01/2017 to 12/01/2018		15,100,000	21,647,339
4.500%, 02/01/2018 to 03/01/2024		4,100,000	5,886,051
5.250%, 08/01/2017		5,700,000	8,651,732
6.000%, 08/04/2028	GBP	2,000,000	3,429,141
			39,614,263
Japan - 8.1%
Government of Japan
1.600%, 03/20/2033	JPY	1,610,000,000	15,454,395

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Japan (continued)
Government of Japan (continued)
1.700%, 09/20/2032	JPY	5,670,000,000	$55,670,075
			71,124,470
Mexico - 2.9%
Government of Mexico
1.290%, 06/08/2015		1,100,000,000	10,494,163
4.750%, 06/14/2018	MXN	40,000,000	2,990,471
6.250%, 06/16/2016		127,800,000	10,278,432
7.000%, 06/19/2014		10,000,000	777,924
10.000%, 12/05/2024		14,900,000	1,457,215
			25,998,205
New Zealand - 4.2%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	23,600,000	20,099,010
5.500%, 04/15/2023		4,400,000	3,827,171
6.000%, 12/15/2017 to 05/15/2021		11,700,000	10,479,262
Dominion of New Zealand, Index Linked
Bond
2.000%, 09/20/2025		3,800,000	2,924,738
			37,330,181
Norway - 0.2%
Kommunalbanken AS
0.626%, 03/27/2017 (P)		$1,500,000	1,511,388
			1,511,388
Slovenia - 0.8%
Republic of Slovenia
4.700%, 11/01/2016 (S)	EUR	4,800,000	6,843,125
			6,843,125
Spain - 11.5%
Autonomous Community of Madrid
4.200%, 09/24/2014		5,600,000	7,842,895
Kingdom of Spain
2.044%, 03/25/2014 (P)		12,700,000	17,448,669
3.750%, 10/31/2018		20,200,000	29,061,369
4.400%, 10/31/2023 (S)		4,400,000	6,162,638
4.500%, 01/31/2018		12,400,000	18,358,287
5.500%, 07/30/2017		12,000,000	18,321,014
Xunta de Galicia
6.131%, 04/03/2018		2,900,000	4,448,763
			101,643,635
United Kingdom - 2.8%
Government of United Kingdom
3.250%, 01/22/2044	GBP	5,400,000	8,240,172
4.250%, 06/07/2032 to 03/07/2036		1,400,000	2,546,702
4.250%, 09/07/2039 to 12/07/2040 (C)		1,700,000	3,105,998
4.500%, 09/07/2034 to 12/07/2042 (C)		3,300,000	6,271,291
4.750%, 12/07/2038		600,000	1,178,871
6.000%, 12/07/2028		1,400,000	3,018,442
			24,361,476
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $384,507,034)			$383,944,839

CORPORATE BONDS - 19.4%
Australia - 2.5%
Australia & New Zealand Banking
Group, Ltd.
1.000%, 10/06/2015 (S)		$9,800,000	9,863,480

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
Australia (continued)
Commonwealth Bank of Australia
0.746%, 06/25/2014 (P) (S)		$9,800,000	$9,821,403
Westpac Banking Corp.
1.850%, 11/26/2018 (S)		2,300,000	2,257,616
			21,942,499
Belgium - 0.6%
European Union
2.750%, 06/03/2016	EUR	3,500,000	5,084,893
			5,084,893
Denmark - 0.0%
Nykredit Realkredit A/S
6.000%, 10/01/2029	DKK	86,604	18,446
Realkredit Danmark A/S
1.380%, 01/01/2038 (P)		340,590	64,880
			83,326
France - 3.6%
BNP Paribas Home Loan Covered
Bonds SA
2.200%, 11/02/2015 (S)		$5,800,000	5,946,160
Cie de Financement Foncier SA
2.500%, 09/16/2015 (S)		5,100,000	5,245,906
Credit Agricole Home Loan
0.992%, 07/21/2014 (P) (S)		5,200,000	5,215,688
Dexia Credit Local SA
2.750%, 01/10/2014 (S)		15,500,000	15,506,975
			31,914,729
Germany - 3.1%
FMS Wertmanagement
0.755%, 06/16/2014 (P)	GBP	900,000	1,491,845
2.750%, 06/03/2016	EUR	3,700,000	5,366,724
3.375%, 06/17/2021		2,200,000	3,368,876
KFW
2.000%, 09/07/2016		1,800,000	2,574,467
6.250%, 05/19/2021	AUD	10,900,000	10,625,424
Landwirtschaftliche Rentenbank
5.500%, 03/09/2020		4,000,000	3,762,253
			27,189,589
Ireland - 1.4%
German Postal Pensions Securitisation
2 PLC
4.250%, 01/18/2017	EUR	2,000,000	3,033,772
German Postal Pensions
Securitisation PLC
3.375%, 01/18/2016		6,500,000	9,445,975
			12,479,747
Italy - 0.5%
Intesa Sanpaolo SpA
2.638%, 02/24/2014 (P) (S)		$4,600,000	4,613,446
			4,613,446
Jersey, Channel Islands - 0.3%
HBOS Capital Funding LP (9.540% to
03/19/2018, then GBP
LIBOR + 6.750%)
03/19/2018 (Q)	GBP	1,700,000	2,900,413
			2,900,413
Luxembourg - 0.7%
ALROSA Finance SA
7.750%, 11/03/2020		$2,100,000	2,327,850

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
Luxembourg (continued)
European Investment Bank
6.125%, 01/23/2017	AUD	1,200,000	$1,155,439
6.250%, 04/15/2015 to 06/08/2021		2,500,000	2,351,422
			5,834,711
Netherlands - 0.2%
Achmea Hypotheekbank NV
3.200%, 11/03/2014		$395,000	404,241
Ziggo Finance BV
6.125%, 11/15/2017	EUR	700,000	995,683
			1,399,924
Spain - 0.2%
Banco Santander SA
3.125%, 09/28/2015		1,100,000	1,562,794
			1,562,794
Sweden - 0.3%
Stadshypotek AB
4.250%, 10/10/2017	AUD	2,400,000	2,141,835
			2,141,835
Switzerland - 0.4%
EUROFIMA
5.625%, 10/24/2016		1,000,000	942,774
6.250%, 12/28/2018		3,000,000	2,914,777
			3,857,551
Tunisia - 0.3%
African Development Bank
5.250%, 03/23/2022		2,900,000	2,660,637
			2,660,637
United Kingdom - 0.7%
British Sky Broadcasting Group PLC
6.100%, 02/15/2018 (S)		$400,000	455,185
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)		400,000	413,856
Virgin Media Secured Finance PLC
5.250%, 01/15/2021		1,000,000	1,019,027
Westpac Securities NZ, Ltd.
3.450%, 07/28/2014 (S)		4,300,000	4,376,678
			6,264,746
United States - 4.6%
Altria Group, Inc.
9.250%, 08/06/2019		443,000	583,259
Boston Scientific Corp.
6.400%, 06/15/2016		1,600,000	1,784,307
Citigroup, Inc.
0.974%, 05/31/2017 (P)	EUR	1,800,000	2,408,162
5.500%, 10/15/2014		$32,000	33,189
CNA Financial Corp.
5.850%, 12/15/2014		4,000,000	4,189,544
Computer Sciences Corp.
6.500%, 03/15/2018		2,050,000	2,351,307
Dexia Credit Local SA
2.750%, 04/29/2014 (S)		500,000	503,765
Hawk Acquisition Sub, Inc.
4.250%, 10/15/2020 (S)		4,000,000	3,870,000
HCA, Inc.
7.875%, 02/15/2020		200,000	214,750
International Finance Corp.
5.000%, 08/03/2016	AUD	700,000	652,916
International Lease Finance Corp.
6.500%, 09/01/2014 (S)		$2,800,000	2,894,500

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
United States (continued)
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015		$436,000	$470,941
Simon Property Group LP
6.125%, 05/30/2018		1,250,000	1,446,610
Spectra Energy Capital LLC
6.200%, 04/15/2018		5,000,000	5,638,865
Starwood Hotels & Resorts
Worldwide, Inc.
6.750%, 05/15/2018		3,000,000	3,470,697
The Cleveland Electric Illuminating
Company
5.700%, 04/01/2017		1,560,000	1,689,329
WM Covered Bond Program
4.000%, 09/27/2016	EUR	900,000	1,338,579
4.375%, 05/19/2014		5,200,000	7,252,557
			40,793,277
TOTAL CORPORATE BONDS (Cost $169,232,014)			$170,724,117

TERM LOANS (M) - 0.1%
United Kingdom - 0.1%
Virgin Media Investment Holdings, Ltd.
3.500%, 06/08/2020		$600,000	600,750
TOTAL TERM LOANS (Cost $598,593)			$600,750

MUNICIPAL BONDS - 0.0%
Iowa Tobacco Settlement Authority,
Series A 6.500%, 06/01/2023		370,000	359,226
TOTAL MUNICIPAL BONDS (Cost $370,000)			$359,226

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.4%
Australia - 0.6%
Crusade Global Trust, Series 2005-2,
Class A2
2.762%, 08/14/2037 (P)	AUD	1,986,761	1,766,923
Puma Finance, Ltd.
Series 2006-G5, Class A1,
0.379%, 02/21/2038 (P) (S)		$293,139	290,445
Series 2005-P11, Class BA,
3.015%, 08/22/2037 (P)	AUD	1,312,740	1,158,679
Swan Trust, Series 2006-1E, Class A2
2.870%, 05/12/2037 (P)		774,205	685,269
The Superannuation Member Home Loan
Programme, Series 2009-3, Class A1
3.985%, 11/07/2040 (P)		957,144	850,647
Torrens Trust, Series 2007-1, Class A
3.035%, 10/19/2038 (P)		952,189	825,703
			5,577,666
Italy - 0.6%
Berica ABS SRL, Series 2011-1, Class A1
0.593%, 12/30/2055 (P)	EUR	1,201,722	1,590,380
Berica Residential MBS SRL, Series 8,
Class A
0.537%, 03/31/2048 (P)		2,877,290	3,711,297
			5,301,677
Netherlands - 0.0%
Atomium Mortgage Finance BV,
Series 2003-I, Class A
0.431%, 07/01/2034 (P)		19,947	27,127
			27,127

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United Kingdom - 2.8%
Alba PLC, Series 2006-2, Class A3A
0.695%, 12/15/2038 (P)	GBP	285,543	$427,875
Darrowby NO 2 PLC, Series 2012-1,
Class A
2.224%, 02/20/2044 (P)		2,513,510	4,238,004
Fosse Master Issuer PLC, Series 2012-1A,
Class 2B2
2.617%, 10/18/2054 (P) (S)		3,100,000	5,225,220
Great Hall Mortgages PLC, Series 2007-1,
Class A2A
0.656%, 03/18/2039 (P)		1,584,859	2,458,138
Holmes Master Issuer PLC,
Series 2011-1A, Class A3
1.577%, 10/15/2054 (P) (S)	EUR	511,654	707,140
Mansard Mortgages PLC, Series 2007-2X,
Class A1
1.175%, 12/15/2049 (P)	GBP	7,254,657	11,575,030
Newgate Funding PLC, Series 2007-3X,
Class A1
1.125%, 12/15/2050 (P)		279,380	461,926
			25,093,333
United States - 7.4%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.801%, 09/25/2035 (P)		$151,170	133,169
Alternative Loan Trust, Series 2007-OA3,
Class 1A1
0.305%, 04/25/2047 (P)		4,712,275	3,963,720
American Home Mortgage
Investment Trust, Series 2004-3,
Class 5A
2.173%, 10/25/2034 (P)		61,005	60,034
Banc of America Funding Corp.
Series 2005-E , Class 1A1,
0.457%, 05/20/2035 (P)		418,135	276,434
Series 2006-J, Class 4A1,
3.695%, 01/20/2047 (P)		172,979	138,283
Banc of America Mortgage
Securities, Inc., Series 2005-B,
Class 2A2
2.843%, 03/25/2035 (P)		988,149	911,600
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2005-12, Class 23A1,
2.401%, 02/25/2036 (P)		1,000,983	693,716
Series 2003-6, Class 1A1,
2.460%, 08/25/2033 (P)		99,609	98,684
Series 2003-7, Class 6A,
2.523%, 10/25/2033 (P)		111,193	110,742
Series 2005-2, Class A1,
2.600%, 03/25/2035 (P)		1,447,078	1,456,729
Series 2004-2, Class 23A,
2.730%, 05/25/2034 (P)		109,248	101,244
Series 2005-2, Class A2,
2.793%, 03/25/2035 (P)		437,768	436,411
Series 2004-2, Class 22A,
2.817%, 05/25/2034 (P)		253,058	240,295
Series 2003-9, Class 2A1,
2.831%, 02/25/2034 (P)		23,725	23,252
Series 2004-9, Class 22A1,
3.082%, 11/25/2034 (P)		96,640	98,161

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Bear Stearns Alt-A Trust
Series 2005-9, Class 24A1,
2.550%, 11/25/2035 (P)	$925,748	$709,201
Series 2005-7, Class 22A1,
2.708%, 09/25/2035 (P)	1,249,503	1,088,692
Bear Stearns Structured
Products, Inc. Trust, Series 2007-R6,
Class 1A1
2.502%, 01/26/2036 (P)	2,144,809	1,627,855
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.200%, 09/25/2035 (P)	467,380	460,689
Series 2005-6, Class A2,
2.290%, 09/25/2035 (P)	526,322	515,357
Countrywide Alternative Loan Trust
Series 2006-OA9, Class 2A1B,
0.367%, 07/20/2046 (P)	550,127	315,144
Series 2007-11T1, Class A12,
0.515%, 05/25/2037 (P)	435,334	285,322
Series 2005-56, Class 2A3,
1.485%, 11/25/2035 (P)	152,242	114,137
Series 2005-56, Class 2A2,
2.025%, 11/25/2035 (P)	126,954	97,867
Series 2005-21CB, Class A3,
5.250%, 06/25/2035	190,555	163,332
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037	201,451	160,400
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2005-2, Class 2A1,
0.485%, 03/25/2035 (P)	110,490	94,378
Series 2004-25, Class 1A1,
0.495%, 02/25/2035 (P)	48,032	43,758
Series 2004-25, Class 2A1,
0.505%, 02/25/2035 (P)	74,108	63,826
Series 2004-22, Class A3,
2.504%, 11/25/2034 (P)	259,312	238,384
Series 2004-HYB5, Class 2A1,
2.520%, 04/20/2035 (P)	85,872	87,033
Series 2004-12, Class 11A1,
2.826%, 08/25/2034 (P)	84,562	74,118
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2003-AR18, Class 2A3,
2.329%, 07/25/2033 (P)	23,097	23,061
Series 2003-AR20, Class 2A1,
2.438%, 08/25/2033 (P)	284,302	281,148
Series 2003-8, Class 5A1,
6.500%, 04/25/2033	22,333	22,606
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2AB3
0.476%, 10/19/2036 (P)	1,543,456	582,045
Federal Home Loan Mortgage Corp.,
Series T-62, Class 1A1
1.344%, 10/25/2044 (P)	1,526,728	1,545,694
Federal National Mortgage Association
Series 2004-W2, Class 5AF,
0.515%, 03/25/2044 (P)	68,574	66,022
Series 2002-W8, Class F,
0.565%, 09/25/2032 (P)	11,863	11,817
Series 2010-136, Class FA,
0.665%, 12/25/2040 (P)	2,196,705	2,188,816

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
First Horizon Mortgage Pass
Through Trust, Series 2005-AR3,
Class 2A1
2.614%, 08/25/2035 (P)	$148,177	$139,848
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.517%, 11/15/2031 (P)	74,410	73,285
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
3.031%, 06/25/2034 (P)	27,273	25,835
Government National Mortgage
Association, Series 2004-68, Class ZC
6.000%, 08/20/2034	2,622,347	2,931,999
GreenPoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.245%, 10/25/2046 (P)	24	24
Series 2006-OH1, Class A1,
0.345%, 01/25/2037 (P)	304,519	212,560
GreenPoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
2.792%, 10/25/2033 (P)	21,298	21,043
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA IO
2.389%, 11/10/2045	4,438,853	585,196
GSR Mortgage Loan Trust, Series 2003-1,
Class A2
1.860%, 03/25/2033 (P)	87,198	85,346
HarborView Mortgage Loan Trust
Series 2003-1, Class A,
2.530%, 05/19/2033 (P)	226,007	225,064
Series 2005-4, Class 3A1,
2.746%, 07/19/2035 (P)	58,349	50,105
IndyMac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A
2.503%, 12/25/2034 (P)	92,822	84,907
JPMorgan Alternative Loan Trust,
Series 2006-A6, Class 2A1
5.500%, 11/25/2036 (P)	41,375	34,967
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
1.990%, 11/25/2033 (P)	115,276	113,748
Series 2007-A1, Class 5A5,
2.753%, 07/25/2035 (P)	548,075	556,298
Series 2007-A1, Class 5A6,
2.753%, 07/25/2035 (P)	498,250	458,925
Series 2006-S2, Class 1A3,
5.500%, 07/25/2036	610,508	573,670
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF1, Class A1
0.405%, 05/25/2037 (P)	387,311	261,262
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
0.607%, 12/15/2030 (P)	43,614	42,575
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1
0.706%, 07/09/2021 (P) (S)	1,686,758	1,683,068
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.375%, 02/25/2036 (P)	4,336,422	3,944,522
Series 2005-3, Class 4A,
0.415%, 11/25/2035 (P)	801,888	734,718

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Merrill Lynch Mortgage
Investors, Inc. (continued)
Series 2005-A8, Class A3A2,
0.415%, 08/25/2036 (P)	$113,389	$105,463
Series 2005-2, Class 1A,
1.596%, 10/25/2035 (P)	750,757	725,927
Series 2003-A2, Class 1A1,
2.229%, 02/25/2033 (P)	151,782	144,133
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2006-3, Class A4,
5.414%, 07/12/2046 (P)	2,397,232	2,598,504
Series 2007-8, Class A3,
5.894%, 08/12/2049 (P)	3,200,000	3,568,294
NCUA Guaranteed Notes Trust
Series 2010-R2, Class 1A,
0.539%, 11/06/2017 (P)	7,287,336	7,296,445
Series 2010-R1, Class 1A,
0.619%, 10/07/2020 (P)	2,873,894	2,889,356
Residential Accredit Loans, Inc.
Series 2007-QO2, Class A1,
0.315%, 02/25/2047 (P)	607,487	341,427
Series 2006-QO6, Class A1,
0.345%, 06/25/2046 (P)	2,070,637	954,845
Series 2007-QH4, Class A2,
0.395%, 05/25/2037 (P)	469,644	72,595
Series 2006-QA2, Class 2A1,
3.668%, 02/25/2036 (P)	713,148	500,654
Residential Asset Securitization Trust,
Series 2006-R1, Class A2
0.565%, 01/25/2046 (P)	603,553	317,203
Residential Funding Mortgage
Securities I, Series 2005-SA4,
Class 1A21
3.063%, 09/25/2035 (P)	180,466	146,741
Sequoia Mortgage Trust
Series 2003-4, Class 2A1,
0.517%, 07/20/2033 (P)	154,883	152,742
Series 5, Class A,
0.866%, 10/19/2026 (P)	30,333	30,139
Sovereign Commercial Mortgage
Securities Trust, Series 2007-C1,
Class D
6.014%, 07/22/2030 (P) (S)	1,100,000	1,093,772
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-4, Class 3A2,
2.495%, 04/25/2034 (P)	384,840	384,626
Series 2005-18, Class 6A1,
2.557%, 09/25/2035 (P)	390,935	370,744
Series 2004-12, Class 7A1,
2.576%, 09/25/2034 (P)	382,044	382,545
Series 2004-1, Class 4A1,
2.906%, 02/25/2034 (P)	171,016	171,091
Structured Asset
Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1,
0.375%, 05/25/2046 (P)	648,572	508,838
Series 2004-AR3, Class 1A2,
0.746%, 07/19/2034 (P)	93,709	93,264

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Thornburg Mortgage Securities Trust
Series 2007-3, Class 2A1,
1.415%, 06/25/2047 (P)		$256,777	$222,331
Series 2003-5, Class 1A,
2.313%, 10/25/2043 (P)		762,722	754,817
Series 2007-2, Class A2A,
5.750%, 06/25/2037 (P)		890,555	854,294
Series 2007-2, Class A3A,
5.750%, 06/25/2037 (P)		1,768,597	1,790,812
Series 2007-3, Class 3A1,
5.750%, 06/25/2047 (P)		591,629	550,223
Series 2007-3, Class 4A1,
5.750%, 06/25/2047 (P)		606,817	599,133
Series 2007-2, Class A1,
5.800%, 06/25/2037 (P)		957,860	810,032
Wachovia Bank Commercial
Mortgage Trust, Series 2006-C28,
Class A4
5.572%, 10/15/2048		192,000	210,115
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR2, Class 2A1A,
0.475%, 01/25/2045 (P)		57,809	54,224
Series 2002-AR17, Class 1A,
1.343%, 11/25/2042 (P)		358,998	336,721
Series 2002-AR2, Class A,
2.207%, 02/27/2034 (P)		66,070	65,369
Series 2003-AR5, Class A7,
2.454%, 06/25/2033 (P)		101,764	100,452
Washington Mutual Alternative Mortgage
Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.079%, 07/25/2046 (P)		385,706	215,554
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR11,
Class 1A1
2.636%, 06/25/2035 (P)		1,863,578	1,857,437
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class XA IO
1.514%, 03/15/2045 (S)		12,714,087	1,047,437
			64,760,440
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $100,145,961)			$100,760,243

ASSET BACKED SECURITIES - 1.8%
Cayman Islands - 0.6%
Callidus Debt Partners CLO
Fund VII, Ltd., Series 7A, Class A
0.992%, 01/21/2021 (P) (S)		476,733	475,544
Commercial Industrial Finance Corp.,
Series 2007-1A, Class A1l
0.499%, 05/10/2021 (P) (S)		2,100,000	2,064,178
Franklin CLO, Ltd., Series 5A, Class A2
0.503%, 06/15/2018 (P) (S)		610,663	605,443
Fraser Sullivan CLO, Ltd.,
Series 2006-1A, Class A2
0.503%, 03/15/2020 (P) (S)		1,794,127	1,780,694
			4,925,859
Ireland - 0.5%
Magnolia Funding, Ltd., Series 2010-1A,
Class A1 0.591%, 04/11/2021 (P) (S)	EUR	720,122	977,639

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

ASSET BACKED SECURITIES (continued)
Ireland (continued)
Mercator CLO II PLC, Series X, Class A1
0.452%, 02/18/2024 (P)	EUR	992,181	$1,334,801
Race Point III CLO, Ltd., Series 2006-3,
Class A 0.504%, 04/15/2020 (P) (S)		$2,012,832	1,984,739
			4,297,179
Luxembourg - 0.1%
Penta CLO SA, Series 2007-1X, Class A1
0.551%, 06/04/2024 (P)	EUR	968,307	1,287,858
			1,287,858
Netherlands - 0.4%
Globaldrive BV, Series 2011-AA, Class A
0.995%, 04/20/2019 (P) (S)		1,039,202	1,434,562
Grosvenor Place CLO BV
Series I-X, Class A1,
0.474%, 07/20/2021 (P)		239,274	328,259
Series I-X, Class A2,
0.777%, 07/20/2021 (P)	GBP	425,375	702,583
Halcyon Structured Asset Management
European CLO, Series 2006-IIX,
Class A1 0.580%, 01/25/2023 (P)	EUR	832,516	1,128,113
Harbourmaster CLO 4 BV, Series 4X,
Class A1 0.568%, 10/11/2019 (P)		82,992	113,916
			3,707,433
United States - 0.2%
Access Group, Inc., Series 2008-1,
Class A 1.538%, 10/27/2025 (P)		$1,270,477	1,283,088
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
0.745%, 07/25/2032 (P)		6,344	5,790
Amresco Residential Securities,
Series 1999-1, Class A
1.105%, 06/25/2029 (P)		27,650	25,419
First Alliance Mortgage Loan,
Series 1997-4, Class A3
0.168%, 12/20/2027 (P)		16,984	15,924
Home Equity Asset Trust, Series 2002-1,
Class A4 0.765%, 11/25/2032 (P)		1,283	1,116
Residential Asset Mortgage
Products, Inc. Trust, Series 2002-RS3
0.725%, 06/25/2032 (P)		11,508	10,731
Residential Asset Securities Corp. Trust,
Series 2002-KS4, Class AIIB
0.665%, 07/25/2032 (P)		30,705	26,234
Securitized Asset Backed
Receivables LLC Trust,
Series 2007-NC1, Class A2A
0.215%, 12/25/2036 (P)		61,924	31,530
Small Business Administration
Participation Certificates,
Series 2000-20K, Class 1
7.220%, 11/01/2020		29,997	31,920
United States Small Business
Administration, Series 2004-10A,
Class 1 4.120%, 03/10/2014		78,040	78,501
			1,510,253
TOTAL ASSET BACKED SECURITIES (Cost $15,487,750)			$15,728,582

PREFERRED SECURITIES - 0.2%
United States - 0.2%
DG Funding Trust, 2.497% (S)		236	$1,670,644

Global Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

PREFERRED SECURITIES (continued)
United States (continued)
SLM Corp., 3.287%		9,800	$230,300
TOTAL PREFERRED SECURITIES (Cost $2,611,850)			$1,900,944

ESCROW SHARES - 0.3%
United States - 0.3%
Lehman Brothers Holdings, Inc.
5.460%, 12/30/2016 (I)		4,100,000	861,000
Lehman Brothers Holdings, Inc.
5.625%, 01/24/2049 (I)		4,500,000	956,250
Lehman Brothers Holdings, Inc.
6.875%, 05/02/2018 (I)		2,100,000	454,125
TOTAL ESCROW SHARES (Cost $991,147)			$2,271,375

PURCHASED OPTIONS - 0.2%
Put Options - 0.2%
Over the Counter on 30 Year Interest Rate
Swap. Receive a fixed rate of 3.450%
and pay a floating rate based on 3-
month LIBOR (Expiration Date:
09/21/2015; Counterparty: Bank of
America NA) (I)		7,000,000	1,160,789
Over the Counter on 30 Year Interest Rate
Swap. Receive a fixed rate of 3.450%
and pay a floating rate based on 3-
month LIBOR (Expiration Date:
09/21/2015; Counterparty:
Citibank NA) (I)		3,600,000	596,977
TOTAL PURCHASED OPTIONS (Cost $862,500)			$1,757,766

SHORT-TERM INVESTMENTS - 18.4%
Commercial Paper - 0.9%
DCP Midstream LLC
1.100%, 01/14/2014*		$6,200,000	$6,199,016
Entergy Corp.
0.895%, 03/10/2014*		1,200,000	1,198,944
			7,397,960
U.S. Government - 2.1%
U.S. Treasury Bill
0.010%, 01/16/2014 (D) *		16,000,000	15,999,933
0.068%, 02/06/2014 (D) *		100,000	99,936
0.106%, 10/16/2014 (D) *		265,000	264,847
0.120%, 11/13/2014 (D) *		1,780,000	1,778,443
			18,143,159
U.S. Government Agency - 0.9%
Federal Home Loan Bank Discount Notes
0.133%, 01/10/2014 *		3,700,000	3,699,985
0.565%, 01/08/2014 *		4,500,000	4,499,987
			8,199,972
Foreign Government - 9.0%
Government of Mexico
3.492%, 04/30/2014 *	MXN	194,000,000	14,687,924
3.604%, 03/20/2014 *		165,000,000	12,542,730
3.803%, 03/06/2014 *		230,000,000	17,515,866
3.868%, 04/03/2014 *		344,000,000	26,114,913
4.151%, 01/23/2014 *		110,000,000	8,407,988
			79,269,421

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 5.5%
Repurchase Agreement with Barclays
Capital dated 12/31/2013 at 0.010% to
be repurchased at $6,000,003 on
01/02/2014, collateralized by
$6,144,000 U.S. Treasury Notes,
2.375% due 12/31/2020 (valued at
$6,133,440, including interest)	$6,000,000	$6,000,000
Repurchase Agreement with Credit Suisse
dated 12/31/2013 at 0.010% to be
repurchased at $14,800,008 on
01/02/2014, collateralized by
$14,934,000 U.S. Treasury Notes,
1.000% due 08/31/2016 (valued at
$15,138,337, including interest)	14,800,000	14,800,000
Repurchase Agreement with JPMorgan
Chase & Company dated 12/31/2013 at
0.030% - 0.050% to be repurchased at
$7,400,015 on 01/02/2014,
collateralized by $2,245,000 Federal
Home Loan Mortgage Corp., 2.255%
due 12/05/2022 (valued at $2,047,418,
including interest) and $5,528,400
U.S. Treasury Notes, 0.125% due
04/30/2015 (valued at $5,523,950,
including interest)	7,400,000	7,400,000
Repurchase Agreement with Morgan
Stanley dated 12/31/2013 at 0.020% to
be repurchased at $7,500,008 on
01/02/2014, collateralized by
$7,689,800 U.S. Treasury Notes,
2.125% due 08/31/2020 (valued at
$7,664,369, including interest)	7,500,000	7,500,000
Repurchase Agreement with Royal Bank
of Scotland dated 11/12/2013 at 0.080%
to be repurchased at $12,901,691 on
01/10/2014, collateralized by
$13,330,000 U.S. Treasury Notes,
1.500% due 03/31/2019 (valued at
$13,182,670, including interest)	12,900,000	12,900,000
		48,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $162,960,211)		$161,610,512
Total Investments (Global Bond Trust)
(Cost $906,747,003) - 102.9%		$905,656,967
Other assets and liabilities, net - (2.9%)		(25,329,713)
TOTAL NET ASSETS - 100.0%		$880,327,254

SALE COMMITMENTS OUTSTANDING - (4.4)%
U.S. Government Agency - (4.4)%
Federal Home Loan Mortgage Corp.
4.000%, TBA (C)	(5,000,000)	(5,133,970)
Federal National Mortgage Association
4.000%, TBA (C)	(5,000,000)	(5,148,033)
4.000%, TBA (C)	(28,000,000)	(28,739,292)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(39,146,719))		$(39,021,295)

High Yield Trust

	Shares or
	Principal
	Amount		Value

FOREIGN GOVERNMENT
OBLIGATIONS - 1.3%
Argentina - 0.1%
Republic of Argentina
7.000%, 10/03/2015		$130,000	$129,350
Brazil - 0.5%
Federative Republic of Brazil
10.000%, 01/01/2014 to 01/01/2021	BRL	4,436,000	1,743,010
			1,743,010
Mexico - 0.3%
Government of Mexico
6.500%, 06/09/2022	MXN	11,536,000	893,177
Venezuela - 0.4%
Republic of Venezuela
Zero Coupon 04/15/2020 (Z)		$346,000	85,635
5.750%, 02/26/2016		1,621,000	1,377,040
			1,462,675
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,087,242)			$4,228,212

CORPORATE BONDS - 88.7%
Consumer Discretionary - 17.9%
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022 (L)		880,000	926,200
American Greetings Corp.
7.375%, 12/01/2021		40,000	40,100
Bossier Casino Venture Holdco, Inc., PIK
14.000%, 02/09/2018 (S)		736,271	710,862
Burger King Capital Holdings LLC (Zero
Coupon Steps up to 04/15/16, then
11.000% thereafter)
04/15/2019 (S)		360,000	324,000
Caesars Entertainment
Operating Company, Inc.
8.500%, 02/15/2020		2,060,000	1,982,750
9.000%, 02/15/2020		380,000	369,550
11.250%, 06/01/2017		950,000	966,625
Caesars Entertainment Resort
Properties LLC
8.000%, 10/01/2020 (S)		400,000	416,000
Carmike Cinemas, Inc.
7.375%, 05/15/2019		250,000	272,500
Carrols Restaurant Group, Inc.
11.250%, 05/15/2018		780,000	885,300
CCM Merger, Inc.
9.125%, 05/01/2019 (S)		480,000	501,600
CCO Holdings LLC
6.500%, 04/30/2021		700,000	719,250
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/2022		750,000	764,213
7.625%, 03/15/2020		190,000	197,600
Continental Rubber of America Corp.
4.500%, 09/15/2019 (S)		1,900,000	2,013,620
Cooper-Standard Holding, Inc., PIK
7.375%, 04/01/2018 (S)		350,000	351,750
CSC Holdings LLC
6.750%, 11/15/2021		1,650,000	1,777,875
CST Brands, Inc.
5.000%, 05/01/2023		690,000	665,850
CTP Transportation Products LLC
8.250%, 12/15/2019 (S)		380,000	396,150
CVR Refining LLC
6.500%, 11/01/2022		520,000	510,900

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Dana Holding Corp.
5.375%, 09/15/2021	$400,000	$401,500
6.000%, 09/15/2023	880,000	882,200
DISH DBS Corp.
6.750%, 06/01/2021	1,860,000	1,971,600
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)	640,000	646,400
Dufry Finance SCA
5.500%, 10/15/2020 (S)	400,000	410,000
Edcon Pty, Ltd.
9.500%, 03/01/2018 (L)(S)	1,110,000	1,139,193
Empire Today LLC
11.375%, 02/01/2017 (S)	370,000	368,150
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)	3,620,000	2,263
Gannett Company, Inc.
6.375%, 10/15/2023 (S)	800,000	828,000
Gibson Brands, Inc.
8.875%, 08/01/2018 (S)	290,000	305,950
Gymboree Corp.
9.125%, 12/01/2018 (L)	1,380,000	1,271,325
HOA Restaurant Group LLC
11.250%, 04/01/2017 (S)	1,020,000	1,076,100
Hot Topic, Inc.
9.250%, 06/15/2021 (S)	260,000	272,350
Landry’s Holdings II, Inc.
10.250%, 01/01/2018 (S)	660,000	700,425
Landry’s, Inc.
9.375%, 05/01/2020 (S)	1,766,000	1,924,940
Laureate Education, Inc.
9.250%, 09/01/2019 (S)	520,000	565,500
LKQ Corp.
4.750%, 05/15/2023 (S)	1,200,000	1,116,000
MCE Finance, Ltd.
5.000%, 02/15/2021 (S)	1,760,000	1,716,000
MDC Partners, Inc.
6.750%, 04/01/2020 (S)	760,000	795,150
Medianews Group, Inc.
12.000%, 12/31/2018	600,000	600,000
MGM Resorts International
7.750%, 03/15/2022	330,000	368,775
Michaels Stores, Inc.
5.875%, 12/15/2020 (S)	740,000	743,700
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021 (S)	730,000	786,575
Monitronics International, Inc.
9.125%, 04/01/2020	1,710,000	1,812,600
Nara Cable Funding, Ltd.
8.875%, 12/01/2018 (S)	1,150,000	1,236,250
NCL Corp., Ltd.
5.000%, 02/15/2018	510,000	525,300
Neiman Marcus Group, Ltd., Inc.
8.000%, 10/15/2021 (S)	120,000	125,400
Neiman Marcus Group, Ltd., Inc., PIK
8.750%, 10/15/2021 (S)	1,370,000	1,435,075
New Academy Finance Company LLC,
PIK
8.000%, 06/15/2018 (S)	140,000	143,501
New Cotai LLC, PIK
10.625%, 05/01/2019 (S)	1,056,666	1,083,083
Ono Finance II PLC
10.875%, 07/15/2019 (S)	840,000	919,800

High Yield Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Schaeffler Holding Finance BV, PIK
6.875%, 08/15/2018 (S)	EUR	1,200,000	$1,766,398
Service Corp. International
7.500%, 04/01/2027		$480,000	506,400
Seven Seas Cruises S. de R.L. LLC
9.125%, 05/15/2019		990,000	1,090,238
Snoqualmie Entertainment Authority
4.147%, 02/01/2014 (P)(S)		240,000	237,600
9.125%, 02/01/2015 (S)		145,000	143,550
Sotheby’s
5.250%, 10/01/2022 (S)		960,000	900,000
Spectrum Brands Escrow Corp.
6.625%, 11/15/2022 (S)		120,000	127,650
Spencer Spirit Holdings, Inc.
11.000%, 05/01/2017 (S)		600,000	643,500
Spencer Spirit Holdings, Inc., PIK
9.000%, 05/01/2018 (S)		1,600,000	1,628,000
Standard Pacific Corp.
6.250%, 12/15/2021		480,000	500,400
Stewart Enterprises, Inc.
6.500%, 04/15/2019		220,000	233,200
StoneMor Partners LP
7.875%, 06/01/2021 (S)		530,000	551,200
Taylor Morrison Communities, Inc.
7.750%, 04/15/2020 (S)		1,374,000	1,511,400
The Bon-Ton Department Stores, Inc.
8.000%, 06/15/2021 (L)		600,000	604,500
Time Warner Cable, Inc.
8.250%, 04/01/2019		471,000	551,501
8.750%, 02/14/2019		997,000	1,188,683
Unitymedia Hessen GmbH & Company
KG
5.500%, 01/15/2023 (S)		1,300,000	1,261,000
Univision Communications, Inc.
6.750%, 09/15/2022 (S)		250,000	273,750
6.875%, 05/15/2019 (S)		1,400,000	1,496,250
7.875%, 11/01/2020 (S)		150,000	164,813
Virgin Media Finance PLC
6.375%, 04/15/2023 (S)		1,860,000	1,892,550
William Lyon Homes, Inc.
8.500%, 11/15/2020		760,000	822,700
Woodside Homes Company LLC
6.750%, 12/15/2021 (S)		830,000	832,075
			59,893,158
Consumer Staples - 5.2%
Alliance One International, Inc.
9.875%, 07/15/2021		700,000	656,250
Beverages & More, Inc.
10.000%, 11/15/2018 (S)		1,210,000	1,219,075
Carolina Beverage Group LLC
10.625%, 08/01/2018 (S)		480,000	504,000
Chiquita Brands International, Inc.
7.875%, 02/01/2021 (S)		1,080,000	1,169,100
Constellation Brands, Inc.
4.250%, 05/01/2023		900,000	839,250
Crestview DS Merger Sub II, Inc.
10.000%, 09/01/2021 (S)		890,000	954,525
Darling International, Inc.
5.375%, 01/15/2022 (S)		580,000	584,350
Dole Food Company, Inc.
7.250%, 05/01/2019 (S)		950,000	947,625
First Quality Finance Company, Inc.
4.625%, 05/15/2021 (S)		620,000	589,000

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Hawk Acquisition Sub, Inc.
4.250%, 10/15/2020 (S)	$520,000	$503,100
Hypermarcas SA
6.500%, 04/20/2021 (S)	1,350,000	1,417,500
Lantheus Medical Imaging, Inc.
9.750%, 05/15/2017	1,430,000	1,272,700
Pactiv LLC
7.950%, 12/15/2025	340,000	318,750
8.375%, 04/15/2027	1,000,000	930,000
Post Holdings, Inc.
7.375%, 02/15/2022 (S)	1,170,000	1,251,900
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020	570,000	581,400
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	1,760,000	1,870,000
Smithfield Foods, Inc.
5.875%, 08/01/2021 (S)	1,120,000	1,148,000
Wells Enterprises, Inc.
6.750%, 02/01/2020 (S)	580,000	588,700
		17,345,225
Energy - 17.2%
Access Midstream Partners LP
6.125%, 07/15/2022	2,280,000	2,439,600
Adaro Indonesia PT
7.625%, 10/22/2019 (S)	730,000	770,150
Arch Coal, Inc.
9.875%, 06/15/2019	1,980,000	1,762,200
Atlas Pipeline Partners LP
4.750%, 11/15/2021 (S)	700,000	640,500
5.875%, 08/01/2023 (S)	570,000	542,925
6.625%, 10/01/2020	260,000	271,700
Atwood Oceanics, Inc.
6.500%, 02/01/2020	600,000	640,500
Berry Petroleum Company
6.750%, 11/01/2020	1,700,000	1,763,750
Calumet Specialty Products Partners LP
7.625%, 01/15/2022 (S)	310,000	313,100
9.375%, 05/01/2019	1,230,000	1,365,300
9.625%, 08/01/2020	630,000	707,175
CGG SA
6.500%, 06/01/2021	550,000	563,750
Chesapeake Energy Corp.
6.125%, 02/15/2021 (L)	1,000,000	1,072,500
6.625%, 08/15/2020	210,000	234,675
Comstock Resources, Inc.
9.500%, 06/15/2020	540,000	604,800
Concho Resources, Inc.
5.500%, 10/01/2022 to 04/01/2023	1,200,000	1,237,350
CONSOL Energy, Inc.
8.250%, 04/01/2020	1,000,000	1,082,500
Corral Petroleum Holdings AB, PIK
15.000%, 12/31/2017 (S)	1,290,775	1,273,978
Crestwood Midstream Partners LP
6.125%, 03/01/2022 (S)	700,000	717,500
EDC Finance, Ltd.
4.875%, 04/17/2020 (S)	450,000	437,063
Energy Future Intermediate
Holding Company LLC
10.000%, 12/01/2020 (L)	1,700,000	1,806,250
12.250%, 03/01/2022 (S)	870,000	1,022,250
EPE Holdings LLC, PIK
8.875%, 12/15/2017 (S)	599,045	615,519

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
First Wind Capital LLC
10.250%, 06/01/2018 (S)	$1,400,000	$1,533,000
Foresight Energy LLC
7.875%, 08/15/2021 (S)	1,050,000	1,078,875
Gulfmark Offshore, Inc.
6.375%, 03/15/2022	1,000,000	1,007,500
Halcon Resources Corp.
8.875%, 05/15/2021	1,760,000	1,777,600
9.750%, 07/15/2020 (S)	500,000	520,625
Hercules Offshore, Inc.
7.500%, 10/01/2021 (S)	600,000	636,000
8.750%, 07/15/2021 (S)	880,000	981,200
Hiland Partners LP
7.250%, 10/01/2020 (S)	600,000	643,500
Kinder Morgan Inc
5.000%, 02/15/2021 (S)	1,170,000	1,151,037
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019	1,800,000	1,998,000
Magnum Hunter Resources Corp.
9.750%, 05/15/2020	1,640,000	1,771,200
MarkWest Energy Partners LP
4.500%, 07/15/2023	1,800,000	1,687,500
6.250%, 06/15/2022	19,000	20,093
6.500%, 08/15/2021	27,000	29,025
MEG Energy Corp.
6.375%, 01/30/2023 (S)	800,000	805,000
7.000%, 03/31/2024 (S)	310,000	313,875
Milagro Oil & Gas, Inc.
10.500%, 05/15/2016 (H)	1,370,000	1,027,500
Murphy Oil USA, Inc.
6.000%, 08/15/2023 (S)	600,000	603,000
Natural Resource Partners LP
9.125%, 10/01/2018 (S)	810,000	830,250
Pacific Drilling SA
5.375%, 06/01/2020 (S)	930,000	934,650
Pan American Energy LLC
7.875%, 05/07/2021	299,000	307,970
Peabody Energy Corp.
6.500%, 09/15/2020	1,350,000	1,420,875
7.875%, 11/01/2026	350,000	355,250
Penn Virginia Resource Partners LP
6.500%, 05/15/2021 (S)	550,000	569,250
Plains Exploration & Production Company
6.125%, 06/15/2019	1,330,000	1,454,231
6.500%, 11/15/2020	110,000	121,438
6.875%, 02/15/2023	270,000	301,050
QEP Resources, Inc.
5.250%, 05/01/2023	970,000	909,375
5.375%, 10/01/2022	480,000	462,000
Quicksilver Resources, Inc.
11.000%, 07/01/2021 (S)	1,300,000	1,410,500
Regency Energy Partners LP
4.500%, 11/01/2023	960,000	873,600
5.500%, 04/15/2023	220,000	214,500
Samson Investment Company
10.500%, 02/15/2020 (S)	1,440,000	1,569,600
Sanchez Energy Corp.
7.750%, 06/15/2021 (S)	1,540,000	1,574,650
SESI LLC
7.125%, 12/15/2021	1,120,000	1,248,800
Shelf Drilling Holdings, Ltd.
8.625%, 11/01/2018 (S)	470,000	507,600

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount		Value
CORPORATE BONDS (continued)
Energy (continued)
Sidewinder Drilling, Inc.
9.750%, 11/15/2019 (S)		$290,000	$255,200
Summit Midstream Holdings LLC
7.500%, 07/01/2021 (S)		500,000	522,500
Targa Resources Partners LP
6.375%, 08/01/2022		525,000	555,188
Ultra Petroleum Corp.
5.750%, 12/15/2018 (S)		900,000	924,750
Xinergy Corp.
9.250%, 05/15/2019 (S)		1,110,000	765,900
			57,558,692
Financials - 7.4%
Ally Financial, Inc.
8.000%, 03/15/2020		500,000	599,375
Bank of America Corp. (5.200% to
06/01/2023, then 3 month
LIBOR + 3.135%)
06/01/2023 (Q)		980,000	862,400
Barclays Bank PLC
7.625%, 11/21/2022		320,000	340,800
10.179%, 06/12/2021 (S)		880,000	1,163,166
CIT Group, Inc.
5.000%, 08/01/2023		1,790,000	1,722,875
Compiler Finance Sub, Inc.
7.000%, 05/01/2021 (S)		250,000	248,125
Corrections Corp. of America
4.125%, 04/01/2020		230,000	225,400
Credit Agricole SA (8.375% to
10/13/2019, then 3 month
LIBOR + 6.982%)
10/13/2019 (L)(Q)(S)		460,000	522,100
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021 (S)		470,000	493,500
First Data Corp.
11.750%, 08/15/2021 (S)		830,000	875,650
Globe Luxembourg SCA
9.625%, 05/01/2018 (S)		1,460,000	1,512,706
GMAC International Finance BV
7.500%, 04/21/2015	EUR	530,000	779,248
ING US, Inc. (5.650% to 05/15/2023, then
3 month LIBOR + 3.580%)
05/15/2053		$310,000	301,475
Jack Cooper Finance Company
9.250%, 06/01/2020 (S)		800,000	862,000
Jack Cooper Holdings Corp.
9.250%, 06/01/2020 (S)		1,100,000	1,185,250
JPMorgan Chase & Company (5.150% to
05/01/2023, then 3 month
LIBOR + 3.250%)
05/01/2023 (Q)		380,000	341,050
Liberty Mutual Group, Inc.
7.800%, 03/15/2037 (S)		430,000	462,250
M&T Bank Corp.
6.875%, 06/15/2016 (Q)(S)		790,000	758,524
Nationstar Mortgage LLC
6.500%, 08/01/2018		930,000	946,275
Neovia Logistics Intermediate
Holdings LLC, PIK
10.000%, 02/15/2018 (S)		1,790,000	1,807,900
Noranda Aluminum Acquisition Corp.
11.000%, 06/01/2019 (S)		270,000	229,500
Royal Bank of Scotland Group PLC
6.000%, 12/19/2023		190,000	191,353

High Yield Trust (continued)

	Shares or
	Principal
	Amount		Value
CORPORATE BONDS (continued)
Financials (continued)
SLM Corp.
8.000%, 03/25/2020		$1,110,000	$1,257,075
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)		480,000	510,000
Stearns Holdings, Inc.
9.375%, 08/15/2020 (S)		470,000	479,400
The Howard Hughes Corp.
6.875%, 10/01/2021 (S)		1,300,000	1,352,000
The Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%)
09/30/2031 (Q)		1,740,000	1,818,300
The Royal Bank of Scotland NV
7.750%, 05/15/2023		210,000	230,672
The Royal Bank of Scotland PLC
13.125%, 03/19/2022 (P)	AUD	1,550,000	1,627,638
TMX Finance LLC
8.500%, 09/15/2018 (S)		$420,000	447,300
Watco Companies LLC
6.375%, 04/01/2023 (S)		650,000	643,500
			24,796,807
Health Care - 4.9%
Acadia Healthcare Company, Inc.
6.125%, 03/15/2021 (S)		390,000	399,750
12.875%, 11/01/2018		390,000	471,900
Alere, Inc.
6.500%, 06/15/2020		1,180,000	1,206,550
ConvaTec Finance International SA, PIK
8.250%, 01/15/2019 (S)		770,000	788,288
CRC Health Corp.
10.750%, 02/01/2016		1,060,000	1,062,650
DJO Finance LLC
9.750%, 10/15/2017		210,000	213,675
9.875%, 04/15/2018		890,000	956,750
ExamWorks Group, Inc.
9.000%, 07/15/2019		1,000,000	1,082,500
Forest Laboratories, Inc.
5.000%, 12/15/2021 (S)		1,370,000	1,375,138
Fresenius Medical Care
US Finance II, Inc.
5.875%, 01/31/2022 (S)		1,000,000	1,055,000
HCA Holdings, Inc.
6.250%, 02/15/2021		1,240,000	1,297,350
7.750%, 05/15/2021		1,000,000	1,092,500
IASIS Healthcare LLC
8.375%, 05/15/2019		800,000	848,000
Jaguar Holdings Company II
9.500%, 12/01/2019 (S)		270,000	303,750
Physiotherapy Associates Holdings, Inc.
11.875%, 05/01/2019 (H)(S)		1,150,000	425,500
Radnet Management, Inc.
10.375%, 04/01/2018		1,460,000	1,456,350
Salix Pharmaceuticals, Ltd.
6.000%, 01/15/2021 (S)		500,000	512,500
Tenet Healthcare Corp.
6.000%, 10/01/2020 (S)		80,000	83,500
8.125%, 04/01/2022		150,000	161,625
WellCare Health Plans, Inc.
5.750%, 11/15/2020		1,500,000	1,533,750
			16,327,026

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials - 11.8%
Aguila 3 SA
7.875%, 01/31/2018 (S)	$750,000	$795,000
Air Canada
8.750%, 04/01/2020 (S)	640,000	676,800
Air Canada 2013-1 Class C Pass
Through Trust
6.625%, 05/15/2018 (S)	200,000	199,120
Alliant Techsystems, Inc.
5.250%, 10/01/2021 (S)	900,000	902,250
America West Airlines 2001-1 Pass
Through Trust
7.100%, 04/02/2021	156,363	167,308
American Airlines 2013-1 Class B Pass
Through Trust
5.625%, 01/15/2021 (S)	260,000	260,650
American Airlines 2013-1 Class C Pass
Through Trust
6.125%, 07/15/2018 (S)	1,790,000	1,803,425
American Airlines 2013-2 Class B Pass
Through Trust
5.600%, 07/15/2020 (S)	890,000	898,900
American Builders & Contractors Supply
Company, Inc.
5.625%, 04/15/2021 (S)	1,180,000	1,185,900
Andrade Gutierrez International SA
4.000%, 04/30/2018 (S)	490,000	463,050
Ashtead Capital, Inc.
6.500%, 07/15/2022 (S)	1,470,000	1,567,388
Ashton Woods USA LLC
6.875%, 02/15/2021 (S)	520,000	513,500
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/2019 (S)	780,000	709,800
CBC Ammo LLC
7.250%, 11/15/2021 (S)	1,450,000	1,428,250
CMA CGM SA
8.500%, 04/15/2017 (S)	1,480,000	1,443,000
Continental Airlines 2001-1 Class B Pass
Through Trust
7.373%, 12/15/2015	31,911	34,065
Continental Airlines 2007-1 Class B Pass
Through Trust
6.903%, 04/19/2022	120,062	126,209
Continental Airlines 2007-1 Class C Pass
Through Trust
7.339%, 04/19/2014	242,196	245,417
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	686,205	773,696
Delta Air Lines 2009-1 Series B Pass
Through Trust
9.750%, 12/17/2016	237,913	268,842
Delta Air Lines Pass Through Certificates
Series 2012-1, Class B
6.875%, 05/07/2019 (S)	455,778	489,962
DH Services Luxembourg Sarl
7.750%, 12/15/2020 (S)	2,000,000	2,125,000
Ducommun, Inc.
9.750%, 07/15/2018	1,170,000	1,301,625
Erickson Air-Crane, Inc.
8.250%, 05/01/2020 (S)	1,335,000	1,381,725
Flexi-Van Leasing, Inc.
7.875%, 08/15/2018 (S)	750,000	795,000

High Yield Trust (continued)

	Shares or
	Principal
	Amount		Value
CORPORATE BONDS (continued)
Industrials (continued)
Florida East Coast Holdings Corp., PIK
10.500%, 08/01/2017		$1,023,660	$1,054,370
Garda World Security Corp.
7.250%, 11/15/2021 (S)		300,000	302,250
GenCorp, Inc.
7.125%, 03/15/2021		380,000	406,600
Hapag-Lloyd AG
9.750%, 10/15/2017 (S)		760,000	799,900
Hawaiian Airlines 2013-1 Class B Pass
Through Certificates
4.950%, 01/15/2022		1,040,000	954,200
Horizon Lines LLC
11.000%, 10/15/2016		467,000	465,833
Horizon Lines LLC, PIK
13.000%, 10/15/2016		844,604	777,036
International Lease Finance Corp.
8.250%, 12/15/2020		2,340,000	2,737,800
International Wire Group Holdings, Inc.
8.500%, 10/15/2017 (S)		530,000	559,150
JM Huber Corp.
9.875%, 11/01/2019 (S)		410,000	470,988
KP Germany Erste GmbH
11.625%, 07/15/2017 (S)	EUR	220,000	348,960
11.625%, 07/15/2017		180,000	285,513
Michael Baker International LLC / CDL
Acquisition Company, Inc.
8.250%, 10/15/2018 (S)		$1,080,000	1,107,000
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (S)		1,050,000	1,071,000
NES Rentals Holdings, Inc.
7.875%, 05/01/2018 (S)		740,000	778,850
Rearden G Holdings EINS GmbH
7.875%, 03/30/2020 (S)		932,000	964,620
syncreon Group BV
8.625%, 11/01/2021 (S)		1,240,000	1,283,400
TMS International Corp.
7.625%, 10/15/2021 (S)		440,000	467,500
TransUnion Holding Company, Inc.
9.625%, 06/15/2018		690,000	741,750
Ultrapetrol Bahamas, Ltd.
8.875%, 06/15/2021		700,000	757,750
8.875%, 06/15/2021 (S)		70,000	75,338
United Rentals North America, Inc.
7.625%, 04/15/2022		750,000	833,438
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 06/03/2021		59,766	63,501
US Airways 2012-2 Class C Pass
Through Trust
5.450%, 06/03/2018		970,000	953,025
WESCO Distribution, Inc.
5.375%, 12/15/2021 (S)		580,000	580,000
			39,395,654
Information Technology - 2.4%
ACI Worldwide, Inc.
6.375%, 08/15/2020 (S)		780,000	815,100
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)		470,000	486,450
6.125%, 09/15/2023 (S)		640,000	667,200
Ancestry.com, Inc.
11.000%, 12/15/2020		430,000	498,800
APX Group, Inc.
6.375%, 12/01/2019		510,000	517,650

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount		Value
CORPORATE BONDS (continued)
Information Technology (continued)
Audatex North America, Inc.
6.000%, 06/15/2021 (S)		$50,000	$52,375
6.125%, 11/01/2023 (S)		260,000	267,800
Bankrate, Inc.
6.125%, 08/15/2018 (S)		310,000	322,400
First Data Corp.
6.750%, 11/01/2020 (S)		80,000	83,200
12.625%, 01/15/2021		1,320,000	1,549,350
Interface Security Systems Holdings, Inc.
9.250%, 01/15/2018 (S)		630,000	652,050
Kemet Corp.
10.500%, 05/01/2018		170,000	167,875
VeriSign, Inc.
4.625%, 05/01/2023		1,250,000	1,193,750
Zayo Group LLC
8.125%, 01/01/2020		600,000	657,000
			7,931,000
Materials - 9.0%
AngloGold Ashanti Holdings PLC
8.500%, 07/30/2020		450,000	464,670
Appvion, Inc. 9.000%, 06/01/2020 (S)		2,010,000	2,030,100
ArcelorMittal 6.000%, 03/01/2021		140,000	148,400
ARD Finance SA, PIK
11.125%, 06/01/2018 (S)		468,024	500,786
Ardagh Packaging Finance PLC
4.875%, 11/15/2022 (S)		240,000	237,600
7.000%, 11/15/2020 (S)		520,000	525,200
7.375%, 10/15/2017 (S)	EUR	290,000	427,398
9.125%, 10/15/2020 (S)		$2,190,000	2,389,450
Axiall Corp. 4.875%, 05/15/2023 (S)		110,000	103,950
Barminco Finance Pty, Ltd.
9.000%, 06/01/2018 (S)		940,000	864,800
Barrick Gold Corp. 4.100%, 05/01/2023		240,000	216,598
BOE Intermediate Holding Corp., PIK
9.000%, 11/01/2017 (S)		376,380	392,376
Cemex SAB de CV 9.000%, 01/11/2018		200,000	219,500
Clearwater Paper Corp.
4.500%, 02/01/2023		350,000	315,000
Coeur Mining, Inc. 7.875%, 02/01/2021		1,130,000	1,146,950
Eagle Spinco, Inc. 4.625%, 02/15/2021 (S)		845,000	828,100
Evraz Group SA
6.750%, 04/27/2018 (S)		700,000	696,850
9.500%, 04/24/2018		100,000	109,125
Exopack Holdings SA
7.875%, 11/01/2019 (S)		1,140,000	1,162,800
Fibria Overseas Finance, Ltd.
6.750%, 03/03/2021 (S)		210,000	228,900
FMG Resources August 2006 Pty, Ltd.
6.000%, 04/01/2017 (S)		190,000	201,875
6.875%, 02/01/2018 (S)		700,000	736,750
8.250%, 11/01/2019 (S)		200,000	224,500
Global Brass & Copper, Inc.
9.500%, 06/01/2019		570,000	649,800
Graphic Packaging International, Inc.
4.750%, 04/15/2021		350,000	346,500
INEOS Group Holdings SA
6.125%, 08/15/2018 (S)		280,000	281,400
Kerling PLC 10.625%, 02/01/2017 (S)	EUR	553,000	806,407
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (S)		$980,000	813,400
Mirabela Nickel, Ltd.
8.750%, 04/15/2018 (H)(S)		790,000	197,500

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Mirabela Nickel, Ltd., PIK
3.500%, 03/28/2014 (S)	$188,417	$126,667
Molycorp, Inc. 10.000%, 06/01/2020 (L)	920,000	913,100
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)	1,000,000	1,035,000
Resolute Forest Products, Inc.
5.875%, 05/15/2023 (S)	1,350,000	1,248,750
Ryerson, Inc. 9.000%, 10/15/2017	760,000	805,600
Sappi Papier Holding GmbH
6.625%, 04/15/2021 (S)	90,000	88,650
St. Barbara, Ltd. 8.875%, 04/15/2018 (S)	1,420,000	1,167,950
Thompson Creek Metals Company, Inc.
9.750%, 12/01/2017	1,190,000	1,309,000
12.500%, 05/01/2019	100,000	97,500
Vedanta Resources PLC
6.000%, 01/31/2019 (S)	2,340,000	2,263,950
6.750%, 06/07/2016 (S)	710,000	735,738
Verso Paper Holdings LLC
11.750%, 01/15/2019	897,000	864,720
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)	2,190,000	2,302,128
		30,225,438
Telecommunication Services - 9.6%
Axtel SAB de CV (7.000% until
01/31/2014, then 8.000% until
01/31/2015, then 9.000% thereafter)
01/31/2020 (S)	629,000	583,398
CenturyLink, Inc.
5.800%, 03/15/2022	810,000	799,875
Cogent Communications Group, Inc.
8.375%, 02/15/2018 (S)	1,100,000	1,193,500
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (S)	2,100,000	1,997,625
7.500%, 04/01/2021	1,130,000	1,245,825
Level 3 Financing, Inc.
7.000%, 06/01/2020	320,000	339,200
8.625%, 07/15/2020	1,650,000	1,848,000
MetroPCS Wireless, Inc.
7.875%, 09/01/2018	920,000	987,850
SoftBank Corp.
4.500%, 04/15/2020 (S)	1,130,000	1,101,750
Sprint Capital Corp.
6.875%, 11/15/2028	670,000	631,475
8.750%, 03/15/2032	3,520,000	3,775,200
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	820,000	988,100
Sprint Corp.
7.125%, 06/15/2024 (S)	1,850,000	1,877,750
7.875%, 09/15/2023 (S)	2,220,000	2,386,500
T-Mobile USA, Inc.
6.542%, 04/28/2020	400,000	426,000
6.731%, 04/28/2022	280,000	291,900
tw telecom holdings, inc.
6.375%, 09/01/2023 (S)	1,400,000	1,456,000
UPC Holding BV
9.875%, 04/15/2018 (S)	210,000	225,225
UPCB Finance III, Ltd.
6.625%, 07/01/2020 (S)	350,000	371,875
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)	810,000	860,625
Verizon Communications, Inc.
5.150%, 09/15/2023	1,280,000	1,372,161

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount		Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
Vimpel Communications
8.250%, 05/23/2016		$947,000	$1,048,803
VimpelCom Holdings BV
7.504%, 03/01/2022 (S)		460,000	480,525
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)		1,490,000	1,560,775
Wind Acquisition Holdings Finance SA,
PIK
12.250%, 07/15/2017 (L)(S)		2,165,371	2,279,053
Windstream Corp.
7.500%, 06/01/2022		1,840,000	1,881,400
			32,010,390
Utilities - 3.3%
AES Corp.
7.375%, 07/01/2021		690,000	777,975
Atlantic Power Corp.
9.000%, 11/15/2018		2,010,000	2,095,425
Calpine Corp.
7.500%, 02/15/2021 (S)		222,000	242,258
7.875%, 01/15/2023 (S)		577,000	630,373
GenOn Americas Generation LLC
9.125%, 05/01/2031		710,000	722,425
GenOn REMA LLC
9.237%, 07/02/2017		1,898,099	1,955,042
9.681%, 07/02/2026		510,000	525,300
Midwest Generation LLC, Series B
8.560%, 01/02/2016 (H)		1,179,561	1,350,597
Mirant Mid Atlantic LLC
10.060%, 12/30/2028		1,627,072	1,810,117
Red Oak Power LLC
9.200%, 11/30/2029		1,030,000	1,122,700
			11,232,212
TOTAL CORPORATE BONDS (Cost $298,060,225)			$296,715,602

CAPITAL PREFERRED SECURITIES - 0.5%
Financials - 0.5%
ILFC E-Capital Trust I (1.550% + Highest
of 3 month LIBOR, 10 year CMT and
30 year CMT)
12/21/2065 (S)		1,000,000	915,000
ZFS Finance USA Trust II (6.450% to
06/15/2016 then 3 month
LIBOR + 2.000%)
12/15/2065 (S)		740,000	789,950
			1,704,950
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,554,029)			$1,704,950

CONVERTIBLE BONDS - 0.0%
Telecommunication Services - 0.0%
Axtel SAB de CV (7.000% until
01/31/2014, then 8.000% until
01/31/2015, then 9.000% thereafter)
01/31/2020 (S)	MXN	717,000	76,881

TERM LOANS (M) - 2.6%
Consumer Discretionary - 1.0%
CWGS Group LLC
5.750%, 02/20/2020		$1,210,000	1,213,781
Equinox Holdings, Inc.
9.750%, 07/31/2020		630,000	637,875

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value

TERM LOANS (M) (continued)
Consumer Discretionary (continued)
Gymboree Corp.
5.000%, 02/23/2018	$310,000	$289,230
Stockbridge SBE Holdings LLC
13.000%, 05/02/2017	1,133,333	1,246,667
		3,387,553
Consumer Staples - 0.1%
AdvancePierre Foods, Inc.
9.500%, 10/10/2017	270,000	259,200
Energy - 0.2%
FTS International, Inc.
8.500%, 05/06/2016	620,000	621,938
Health Care - 0.3%
Immucor, Inc.
5.000%, 08/17/2018	303,075	304,338
Physiotherapy Associates Holdings, Inc.,
TBD 10/10/2016 (T)	830,000	817,550
		1,121,888
Industrials - 0.9%
Commercial Barge Line Company
10.750%, 03/22/2020	1,860,000	1,813,500
Intelligrated, Inc.
10.500%, 01/30/2020	1,070,000	1,091,400
		2,904,900
Materials - 0.1%
Kronos, Inc.
9.750%, 04/30/2020	510,000	527,425
TOTAL TERM LOANS (Cost $8,532,012)		$8,822,904

COMMON STOCKS - 2.2%
Consumer Discretionary - 0.1%
Bossier Casino Venture Holdco, Inc. (I)(S)	43,365	$86,730
Lear Corp.	2,315	187,446
PB Investors II LLC (I)	127,402	0
Tropicana Entertainment LLC (I)	7,500	7,500
Vertis Holdings, Inc. (I)	69,391	0
William Lyon Homes, Class A (I)	2,875	63,654
		345,330
Financials - 1.1%
Citigroup, Inc.	32,112	1,673,356
KCAD Holdings I, Ltd. (I)	165,553,563	1,023,121
Realogy Holdings Corp. (I)	11,903	588,841
Realogy Holdings Corp. (I)	4,843	239,583
		3,524,901
Industrials - 0.9%
DeepOcean Group Holdings AS (I)	83,286	2,461,934
Horizon Lines, Inc., Class A (I)	373,764	313,962
Nortek, Inc. (I)	2,790	208,134
		2,984,030
Materials - 0.1%
LyondellBasell Industries NV, Class A	6,013	482,724
TOTAL COMMON STOCKS (Cost $8,363,468)		$7,336,985

PREFERRED SECURITIES - 1.8%
Financials - 1.7%
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	120,597	$3,224,764

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Financials (continued)
Santander Finance Preferred
SAU, 10.500%	2,489	$2,572,226
		5,796,990
Materials - 0.1%
ArcelorMittal, 6.000%	5,400	140,400
TOTAL PREFERRED SECURITIES (Cost $5,947,593)		$5,937,390

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 0.1%
United States - 0.1%
U.S. Treasury Notes
1.250%, 11/30/2018	$290,000	$283,634

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%
Adelphia Communications Corp.
7.750%, 01/15/2049 (I)	3,000,000	21,000
9.875%, 03/01/2049 (I)	2,050,000	14,350
10.250%, 11/01/2049 (I)	1,025,000	7,175
		42,525
TOTAL ESCROW CERTIFICATES (Cost $440,831)		$42,525

WARRANTS - 0.0%
Lear Corp. (Expiration Date: 11/09/2014;
Strike Price: $0.005) (I)	259	41,010
Mood Media Corp. (Expiration Date:
05/06/2016; Strike Price: $3.50) (I)	66,933	882
TOTAL WARRANTS (Cost $0)		$41,892

SECURITIES LENDING COLLATERAL - 2.6%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	873,317	$8,739,548
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,740,201)		$8,739,548

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
State Street Institutional Liquid Reserves
Fund, 0.0555% (Y)	$2,621,947	$2,621,947
TOTAL SHORT-TERM INVESTMENTS (Cost $2,621,947)		$2,621,947
Total Investments (High Yield Trust)
(Cost $339,746,515) - 100.6%		$336,552,470
Other assets and liabilities, net - (0.6%)		(1,854,086)
TOTAL NET ASSETS - 100.0%		$334,698,384

Income Trust

	Shares or Principal Amount	Value
CORPORATE BONDS - 31.8%
Consumer Discretionary - 5.4%
Academy, Ltd. 9.250%, 08/01/2019 (S)	$400,000	$442,000
Cablevision Systems Corp.
7.750%, 04/15/2018	2,000,000	2,232,500

Income Trust (continued)

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Caesars Entertainment
Operating Company, Inc.
8.500%, 02/15/2020		$1,200,000	$1,155,000
11.250%, 06/01/2017		450,000	457,875
CCO Holdings LLC
5.125%, 02/15/2023		900,000	834,750
6.500%, 04/30/2021		1,000,000	1,027,500
Chrysler Group LLC 8.000%, 06/15/2019		3,000,000	3,315,000
Clear Channel Communications, Inc.
9.000%, 12/15/2019 to 03/01/2021		1,719,000	1,746,380
CSC Holdings LLC 6.750%, 11/15/2021		2,000,000	2,155,000
Cumulus Media Holdings, Inc.
7.750%, 05/01/2019		700,000	738,500
DISH DBS Corp. 5.000%, 03/15/2023		1,500,000	1,398,750
KB Home 7.500%, 09/15/2022		700,000	736,750
Landry’s, Inc. 9.375%, 05/01/2020 (S)		2,000,000	2,180,000
Laureate Education, Inc.
9.250%, 09/01/2019 (S)		500,000	543,750
MGM Resorts International
6.750%, 10/01/2020		400,000	428,000
10.000%, 11/01/2016		1,500,000	1,800,000
The Goodyear Tire & Rubber Company
6.500%, 03/01/2021		1,600,000	1,696,000
Visant Corp. 10.000%, 10/01/2017		1,900,000	1,843,000
			24,730,755
Consumer Staples - 2.5%
Alliance One International, Inc.
9.875%, 07/15/2021		1,000,000	937,500
Boparan Finance PLC
9.750%, 04/30/2018 (S)	EUR	700,000	1,054,474
9.875%, 04/30/2018 (S)	GBP	750,000	1,360,073
Ceridian Corp. 11.250%, 11/15/2015		$1,000,000	1,007,500
JBS USA LLC
7.250%, 06/01/2021 (S)		1,200,000	1,248,000
8.250%, 02/01/2020 (S)		700,000	759,500
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020		900,000	918,000
7.875%, 08/15/2019		300,000	331,500
9.875%, 08/15/2019		1,500,000	1,668,750
SUPERVALU, Inc. 8.000%, 05/01/2016		1,300,000	1,438,125
US Foods, Inc. 8.500%, 06/30/2019		800,000	876,000
			11,599,422
Energy - 5.7%
Antero Resources Finance Corp.
5.375%, 11/01/2021 (S)		600,000	606,000
7.250%, 08/01/2019		195,000	209,625
Arch Coal, Inc. 7.000%, 06/15/2019 (L)		750,000	596,250
Bill Barrett Corp. 7.000%, 10/15/2022		500,000	518,750
Chesapeake Energy Corp.
5.750%, 03/15/2023 (L)		4,200,000	4,326,000
6.875%, 11/15/2020		100,000	113,000
7.250%, 12/15/2018		2,000,000	2,310,000
CONSOL Energy, Inc. 8.250%, 04/01/2020		1,400,000	1,515,500
El Paso Corp. 7.750%, 01/15/2032		300,000	303,825
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/2017		1,000,000	1,112,500
EP Energy LLC 9.375%, 05/01/2020		1,000,000	1,153,750
Expro Finance Luxembourg SCA
8.500%, 12/15/2016 (S)		613,000	639,053
Kinder Morgan Inc/de
5.625%, 11/15/2023 (S)		1,300,000	1,256,780
Linn Energy LLC 8.625%, 04/15/2020		1,700,000	1,836,000

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Midstates Petroleum Company, Inc.
10.750%, 10/01/2020	$500,000	$543,750
Offshore Group Investment, Ltd.
7.500%, 11/01/2019	2,200,000	2,392,500
Peabody Energy Corp.
6.250%, 11/15/2021 (L)	1,500,000	1,515,000
Sabine Pass LNG LP 7.500%, 11/30/2016	800,000	904,000
Samson Investment Company
10.500%, 02/15/2020 (S)	1,800,000	1,962,000
Sanchez Energy Corp.
7.750%, 06/15/2021 (S)	900,000	920,250
SandRidge Energy, Inc.
7.500%, 03/15/2021	500,000	523,750
W&T Offshore, Inc. 8.500%, 06/15/2019	1,200,000	1,269,000
		26,527,283
Financials - 3.2%
Bank of America Corp., (8.125% to
05/15/2018, then 3 month
LIBOR + 3.640%)
05/15/2018 (Q)	1,500,000	1,678,125
E*TRADE Financial Corp.
6.000%, 11/15/2017	500,000	531,250
JPMorgan Chase & Company (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	7,500,000	8,268,750
Nationstar Mortgage LLC
9.625%, 05/01/2019	2,000,000	2,250,000
Nuveen Investments, Inc.
9.500%, 10/15/2020 (S)	1,800,000	1,804,500
		14,532,625
Health Care - 2.5%
Grifols, Inc. 8.250%, 02/01/2018	600,000	639,750
HCA, Inc.
6.500%, 02/15/2016 to 02/15/2020	3,000,000	3,287,750
7.500%, 02/15/2022	1,200,000	1,317,000
Tenet Healthcare Corp.
8.000%, 08/01/2020	953,000	1,035,196
9.250%, 02/01/2015	3,400,000	3,663,500
Valeant Pharmaceuticals International
7.500%, 07/15/2021 (S)	1,400,000	1,536,500
		11,479,696
Industrials - 1.1%
Abengoa Finance SAU
8.875%, 11/01/2017 (S)	1,200,000	1,290,000
CEVA Group PLC 4.000%, 05/01/2018 (S)	2,100,000	1,837,500
Navistar International Corp.
8.250%, 11/01/2021 (L)	1,100,000	1,138,500
United Rentals North America, Inc.
8.375%, 09/15/2020 (L)	900,000	1,003,500
		5,269,500
Information Technology - 4.1%
CDW LLC
8.500%, 04/01/2019	2,500,000	2,762,500
12.535%, 10/12/2017	96,000	100,320
First Data Corp.
8.250%, 01/15/2021 (S)	3,500,000	3,723,125
11.250%, 03/31/2016 (L)	1,591,000	1,594,978
12.625%, 01/15/2021	3,050,000	3,579,938
First Data Corp., PIK
8.750%, 01/15/2022 (S)	1,504,000	1,605,520

Income Trust (continued)

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
Information Technology (continued)
Freescale Semiconductor, Inc.
8.050%, 02/01/2020		$2,000,000	$2,150,000
10.125%, 12/15/2016		979,000	998,580
10.750%, 08/01/2020		1,676,000	1,902,260
Infor US, Inc. 9.375%, 04/01/2019		200,000	225,000
SRA International, Inc.
11.000%, 10/01/2019		300,000	312,000
			18,954,221
Materials - 2.6%
Algeco Scotsman Global Finance PLC
8.500%, 10/15/2018 (S)		1,000,000	1,082,500
AngloGold Ashanti Holdings PLC
8.500%, 07/30/2020		600,000	619,560
Cemex SAB de CV
5.875%, 03/25/2019 (S)		500,000	501,250
9.000%, 01/11/2018 (S)		3,000,000	3,292,500
FMG Resources August 2006 Pty, Ltd.
6.875%, 02/01/2018 (L)(S)		1,000,000	1,052,500
7.000%, 11/01/2015 (S)		257,000	266,638
FQM Akubra, Inc. 8.750%, 06/01/2020 (S)		900,000	976,500
INEOS Finance PLC
8.375%, 02/15/2019 (S)		700,000	778,750
INEOS Group Holdings SA
7.875%, 02/15/2016 (S)	EUR	1,111,534	1,540,605
Orion Engineered Carbons Bondco GmbH
10.000%, 06/15/2018 (S)		1,350,000	2,052,200
			12,163,003
Telecommunication Services - 3.4%
CenturyLink, Inc. 6.750%, 12/01/2023		$200,000	202,500
Cricket Communications, Inc.
7.750%, 10/15/2020		2,300,000	2,622,000
Frontier Communications Corp.
8.500%, 04/15/2020		500,000	560,000
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)		3,000,000	3,615,000
11.500%, 11/15/2021		1,500,000	1,965,000
T-Mobile USA, Inc.
6.633%, 04/28/2021		2,500,000	2,637,500
6.731%, 04/28/2022		2,500,000	2,606,250
Verizon Communications, Inc.
5.150%, 09/15/2023		1,400,000	1,500,801
			15,709,051
Utilities - 1.3%
Calpine Corp.
7.500%, 02/15/2021 (S)		800,000	873,000
7.875%, 07/31/2020 (S)		640,000	700,800
GenOn Energy, Inc. 7.875%, 06/15/2017		400,000	440,000
InterGen NV 7.000%, 06/30/2023 (S)		4,000,000	4,140,000
			6,153,800
TOTAL CORPORATE BONDS (Cost $133,702,852)			$147,119,356

CONVERTIBLE BONDS - 1.2%
Consumer Discretionary - 0.6%
Volkswagen International Finance NV
5.500%, 11/09/2015 (S)	EUR	1,500,000	2,552,610
Materials - 0.6%
Cemex SAB de CV
3.250%, 03/15/2016		$1,350,000	1,778,625

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
Materials (continued)
Cemex SAB de CV (continued)
3.750%, 03/15/2018	$805,000	$1,091,781
		2,870,406
TOTAL CONVERTIBLE BONDS (Cost $4,075,984)		$5,423,016

TERM LOANS (M) - 2.0%
Consumer Discretionary - 0.7%
Clear Channel Communications, Inc.
3.819%, 01/29/2016	44,230	42,837
6.919%, 01/30/2019	2,539,722	2,423,319
7.664%, 07/30/2019	816,818	804,055
SuperMedia, Inc., PIK
11.600%, 12/30/2016	160,963	119,381
		3,389,592
Industrials - 0.8%
Drillships Financing Holding, Inc.
5.500%, 07/15/2016	1,995,000	2,023,263
Navistar, Inc.
5.750%, 08/17/2017	760,128	770,817
US Investigations Services LLC
4.750%, 02/21/2015	671,060	657,429
		3,451,509
Information Technology - 0.5%
First Data Corp.
4.164%, 03/23/2018	1,584,873	1,585,467
SRA International, Inc.
6.500%, 07/20/2018	817,143	806,929
		2,392,396
TOTAL TERM LOANS (Cost $9,045,724)		$9,233,497

COMMON STOCKS - 56.8%
Consumer Discretionary - 0.9%
Automobiles - 0.5%
Ford Motor Company	70,000	$1,080,100
General Motors Company (I)	32,416	1,324,842
		2,404,942
Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.	4,790	464,774
Media - 0.0%
Dex Media, Inc. (I)(L)	19,933	135,146
Multiline Retail - 0.3%
Target Corp.	18,110	1,145,820
		4,150,682
Consumer Staples - 1.1%
Beverages - 0.9%
PepsiCo, Inc.	35,920	2,979,205
The Coca-Cola Company	34,470	1,423,956
		4,403,161
Food & Staples Retailing - 0.2%
Safeway, Inc.	25,540	831,838
		5,234,999
Energy - 11.0%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	38,670	2,136,904
Halliburton Company	77,910	3,953,933
Schlumberger, Ltd.	38,060	3,429,587

Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Transocean, Ltd.	35,000	$1,729,700
		11,250,124
Oil, Gas & Consumable Fuels - 8.6%
Anadarko Petroleum Corp.	18,020	1,429,346
BP PLC, ADR	170,000	8,263,700
Callon Petroleum Company (I)	50,000	326,500
Canadian Oil Sands, Ltd.	190,000	3,573,735
Chesapeake Energy Corp.	40,000	1,085,600
Chevron Corp.	32,230	4,025,849
Exxon Mobil Corp.	39,790	4,026,748
Royal Dutch Shell PLC, ADR	154,414	11,005,086
Spectra Energy Corp.	73,370	2,613,439
The Williams Companies, Inc.	46,570	1,796,205
Total SA, ADR (L)	25,000	1,531,750
		39,677,958
		50,928,082
Financials - 5.2%
Commercial Banks - 2.5%
Barclays PLC	150,000	678,282
HSBC Holdings PLC	250,000	2,743,536
Wells Fargo & Company	174,800	7,935,920
		11,357,738
Diversified Financial Services - 2.5%
Bank of America Corp.	300,000	4,671,000
JPMorgan Chase & Company	120,000	7,017,600
		11,688,600
Insurance - 0.2%
MetLife, Inc.	15,309	825,461
		23,871,799
Health Care - 6.2%
Pharmaceuticals - 6.2%
Eli Lilly & Company	18,400	938,400
Johnson & Johnson	46,010	4,214,056
Merck & Company, Inc.	167,130	8,364,857
Pfizer, Inc.	200,000	6,126,000
Roche Holding AG	23,430	6,563,356
Sanofi, ADR	50,000	2,681,500
		28,888,169
		28,888,169
Industrials - 3.9%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	19,290	2,867,651
Raytheon Company	19,110	1,733,277
		4,600,928
Air Freight & Logistics - 0.2%
CEVA Group PLC (I)	1,115	1,059,317
Commercial Services & Supplies - 0.8%
Republic Services, Inc.	22,620	750,984
Waste Management, Inc.	65,340	2,931,806
		3,682,790
Industrial Conglomerates - 1.7%
General Electric Company	281,620	7,893,809
Machinery - 0.2%
Caterpillar, Inc.	7,930	720,123
		17,956,967

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Information Technology - 4.3%
Communications Equipment - 0.6%
Cisco Systems, Inc.	119,080	$2,673,346
Computers & Peripherals - 0.7%
Apple, Inc.	5,950	3,338,605
Semiconductors & Semiconductor Equipment - 2.3%
Intel Corp.	256,460	6,657,702
Texas Instruments, Inc.	53,370	2,343,477
Maxim Integrated Products, Inc.	64,870	1,810,522
		10,811,701
Software - 0.7%
Microsoft Corp.	61,640	2,307,185
Oracle Corp.	20,410	780,887
		3,088,072
		19,911,724
Materials - 9.6%
Chemicals - 5.0%
Agrium, Inc. (L)	35,000	3,201,800
E.I. du Pont de Nemours & Company	69,450	4,512,167
LyondellBasell Industries NV, Class A	75,000	6,021,000
The Dow Chemical Company	183,430	8,144,292
The Mosaic Company	25,180	1,190,259
		23,069,518
Metals & Mining - 4.6%
AngloGold Ashanti, Ltd., ADR	28,735	336,774
Barrick Gold Corp.	89,750	1,582,293
BHP Billiton PLC	161,680	5,016,913
Freeport-McMoRan Copper & Gold, Inc.	137,150	5,176,041
Goldcorp, Inc.	65,440	1,418,085
Newmont Mining Corp.	93,750	2,159,063
Rio Tinto PLC, ADR (L)	97,451	5,499,160
		21,188,329
		44,257,847
Telecommunication Services - 2.1%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	140,000	4,922,400
Telstra Corp., Ltd.	500,000	2,346,802
		7,269,202
Wireless Telecommunication Services - 0.5%
Vodafone Group PLC	600,000	2,362,314
		9,631,516
Utilities - 12.5%
Electric Utilities - 7.4%
American Electric Power Company, Inc.	70,000	3,271,800
Duke Energy Corp.	137,082	9,460,029
Entergy Corp.	50,000	3,163,500
Exelon Corp.	115,000	3,149,850
FirstEnergy Corp.	35,450	1,169,141
NextEra Energy, Inc.	53,345	4,567,399
Pinnacle West Capital Corp.	27,430	1,451,596
PPL Corp.	35,500	1,068,195
The Southern Company	93,030	3,824,463
Xcel Energy, Inc.	110,000	3,073,400
		34,199,373
Gas Utilities - 0.5%
AGL Resources, Inc.	50,000	2,361,500

Income Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Independent Power Producers & Energy Traders - 0.5%
Dynegy, Inc. (I)	110,168	$2,370,815
Multi-Utilities - 4.1%
Dominion Resources, Inc.	60,070	3,885,928
PG&E Corp.	112,400	4,527,472
Public Service Enterprise Group, Inc.	150,000	4,806,000
Sempra Energy	49,950	4,483,512
TECO Energy, Inc. (L)	59,000	1,017,160
		18,720,072
		57,651,760
TOTAL COMMON STOCKS (Cost $232,272,609)		$262,483,545

PREFERRED SECURITIES - 5.4%
Energy - 1.1%
Energy Equipment & Services - 0.0%
Newco Acquisition Company, Ltd. (I)	31	40,300
Oil, Gas & Consumable Fuels - 1.1%
Chesapeake Energy Corp., 5.750% (S)	1,900	2,201,625
Sandridge Energy, Inc., 7.000%	26,500	2,626,813
		4,828,438
		4,868,738
Financials - 3.9%
Commercial Banks - 1.1%
Wells Fargo & Company, 7.500%	4,600	5,083,000
Consumer Finance - 0.3%
Ally Financial, Inc., 7.000% (S)	1,341	1,280,781
Diversified Financial Services - 1.2%
Bank of America Corp., 7.250%	5,350	5,676,350
Insurance - 0.2%
MetLife, Inc., 5.000%	27,000	851,580
Real Estate Investment Trusts - 0.4%
FelCor Lodging Trust, Inc., 1.950%	90,000	2,182,500
Thrifts & Mortgage Finance - 0.7%
Federal National Mortgage
Association, 5.375% (I)	20	560,000
Federal Home Loan Mortgage Corp.,
Series Z (Higher of 3 month
LIBOR + 4.160% or 7.875%) (I)	94,900	851,253
Federal National Mortgage Association,
Series S (Higher of 3 month
LIBOR + 4.230% or 7.750%) (I)	79,300	693,875
Federal National Mortgage Association,
Series R, 7.625% (I)	60,200	473,172
Federal National Mortgage Association,
Series Q, 6.750% (I)	80,000	560,000
		3,138,300
		18,212,511
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Ceva, Inc. (I)	1,068	1,014,714
Utilities - 0.2%
Multi-Utilities - 0.2%
Dominion Resources, Inc., 6.125%	8,500	460,020

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Multi-Utilities (continued)
Dominion Resources, Inc., 6.000%	8,500	$460,785
		920,805
		920,805
TOTAL PREFERRED SECURITIES (Cost $26,429,181)		$25,016,768

WARRANTS - 0.0%
Dynegy, Inc. (Expiration Date: 10/02/2017;
Strike Price: $40.00) (I)	10,796	14,683
TOTAL WARRANTS (Cost $208,370)		$14,683

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%
SuperMedia, Inc., 12/01/2020 (I)	651,025	0
TOTAL ESCROW CERTIFICATES (Cost $326)		$0

EQUITY LINKED SECURITIES (K) - 1.0%
Financials - 1.0%
Broadcom Corp. (Wells Fargo & Company)
1.842%, 12/04/2014 (S)	6,000,000	1,688,280
Devon Energy Corp. (Barclays Bank PLC)
3.754%, 12/24/2014 (S)	1,500,000	942,507
Weatherford Interntational, Ltd. (Barclays
Bank PLC) 1.211%, 12/05/2014 (S)	11,500,000	1,814,401
TOTAL EQUITY LINKED SECURITIES (Cost $4,375,000)		$4,445,188

SECURITIES LENDING COLLATERAL - 3.0%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	1,404,440	$14,054,652
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,055,476)		$14,054,652

SHORT-TERM INVESTMENTS - 0.4%
U.S. Government Agency - 0.4%
Federal Home Loan Bank Discount Notes,
0.0000%, 01/02/2014 *	$2,000,000	$2,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,000,000)		$2,000,000
Total Investments (Income Trust)
(Cost $426,165,522) - 101.6%		$469,790,705
Other assets and liabilities, net - (1.6%)		(7,316,260)
TOTAL NET ASSETS - 100.0%		$462,474,445

Investment Quality Bond Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 27.3%
U.S. Government Agency - 1.0%
Federal Home Loan Mortgage Corp.
5.000%, 12/01/2034	$509,279	$550,459
6.500%, 04/01/2029 to 08/01/2034	46,416	52,240
7.500%, 08/01/2025 to 05/01/2028	15,621	18,105
Federal National Mortgage Association
2.500%, 12/01/2042 to 08/01/2043	2,199,999	1,991,613
Government National Mortgage Association
4.000%, 11/15/2040 to 02/15/2042	169,232	176,024

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
6.000%, 08/15/2032 to 04/15/2035	$108,144	$122,015
6.500%, 06/15/2028 to 02/15/2035	66,852	76,632
7.000%, 11/15/2031 to 11/15/2033	456,949	532,096
8.000%, 07/15/2030	6,743	8,124
		3,527,308
U.S. Government - 26.3%
Treasury Inflation Protected Securities
0.125%, 04/15/2018	22,279,541	22,718,180
0.625%, 02/15/2043	3,352,470	2,569,615
U.S. Treasury Bonds
3.625%, 08/15/2043	9,625,000	9,052,014
3.750%, 11/15/2043	1,480,000	1,424,731
4.250%, 05/15/2039	1,210,000	1,285,625
4.375%, 11/15/2039	4,000,000	4,331,248
6.250%, 08/15/2023 (D)	600,000	769,500
U.S. Treasury Notes
0.250%, 02/15/2015 to 07/31/2015 (D)	18,810,000	18,815,054
0.625%, 12/15/2016	8,900,000	8,863,145
0.875%, 04/30/2017	200,000	199,375
1.750%, 07/31/2015 (D)	11,540,000	11,809,113
2.000%, 04/30/2016 to 11/15/2021	2,190,000	2,243,087
2.500%, 04/30/2015	700	721
4.000%, 02/15/2015	4,775,000	4,977,379
		89,058,787
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $93,231,635)		$92,586,095

FOREIGN GOVERNMENT
OBLIGATIONS - 0.2%
Brazil - 0.1%
Federative Republic of Brazil, Bond
4.250%, 01/07/2025	285,000	271,463
Mexico - 0.1%
Government of Mexico
4.750%, 03/08/2044	554,000	499,293
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $889,597)		$770,756

CORPORATE BONDS - 47.0%
Consumer Discretionary - 5.3%
21st Century Fox America, Inc.
7.750%, 01/20/2024	622,000	727,524
7.850%, 03/01/2039	325,000	415,234
Arcelik AS
5.000%, 04/03/2023 (S)	265,000	228,695
AutoZone, Inc.
3.700%, 04/15/2022	420,000	404,667
4.000%, 11/15/2020	525,000	538,420
Buffalo Thunder Development Authority
9.375%, 12/15/2014 (H)(S)	85,000	34,000
CBS Corp.
8.875%, 05/15/2019	400,000	511,149
Comcast Cable Communications LLC
8.500%, 05/01/2027	556,000	728,468
Comcast Corp.
4.250%, 01/15/2033	385,000	356,572
5.700%, 05/15/2018	295,000	338,582

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
COX Communications, Inc.
2.950%, 06/30/2023 (S)	$560,000	$488,542
5.875%, 12/01/2016 (S)	850,000	946,071
8.375%, 03/01/2039 (S)	85,000	102,805
DIRECTV Holdings LLC
3.800%, 03/15/2022	985,000	944,879
5.200%, 03/15/2020	215,000	233,873
DISH DBS Corp.
5.875%, 07/15/2022	10,000	10,000
6.750%, 06/01/2021	281,000	297,860
7.875%, 09/01/2019	125,000	143,125
Ford Motor Credit Company LLC
3.875%, 01/15/2015	350,000	361,149
4.207%, 04/15/2016	635,000	676,577
5.000%, 05/15/2018	455,000	506,597
5.875%, 08/02/2021	705,000	798,248
Gannett Company, Inc.
5.125%, 10/15/2019 to 07/15/2020 (S)	445,000	456,750
Home Depot, Inc.
5.875%, 12/16/2036	550,000	632,673
NBCUniversal Media LLC
6.400%, 04/30/2040	145,000	166,168
Sotheby’s
5.250%, 10/01/2022 (S)	115,000	107,813
TCI Communications, Inc.
8.750%, 08/01/2015	692,000	778,265
The William Carter Company
5.250%, 08/15/2021 (S)	230,000	233,450
Time Warner Cable, Inc.
4.000%, 09/01/2021	540,000	500,861
5.000%, 02/01/2020	700,000	709,993
5.875%, 11/15/2040	360,000	310,510
8.250%, 02/14/2014	205,000	206,760
Time Warner, Inc.
6.100%, 07/15/2040	630,000	685,368
7.700%, 05/01/2032	1,298,000	1,662,379
Unitymedia Hessen GmbH & Company KG
5.500%, 01/15/2023 (S)	200,000	194,000
7.500%, 03/15/2019 (S)	150,000	163,125
Valassis Communications, Inc.
6.625%, 02/01/2021	220,000	226,875
Viacom, Inc.
4.375%, 03/15/2043	463,000	389,553
4.500%, 02/27/2042	175,000	148,788
5.625%, 09/15/2019	500,000	568,337
		17,934,705
Consumer Staples - 2.3%
Altria Group, Inc.
2.850%, 08/09/2022	425,000	390,705
9.250%, 08/06/2019	80,000	105,329
9.700%, 11/10/2018	236,000	310,051
10.200%, 02/06/2039	97,000	150,924
Anheuser-Busch InBev Worldwide, Inc.
8.200%, 01/15/2039	370,000	539,512
Cargill, Inc.
4.307%, 05/14/2021 (S)	635,000	658,118
Coca-Cola Enterprises, Inc.
2.125%, 09/15/2015	780,000	795,098
ConAgra Foods, Inc.
1.350%, 09/10/2015	265,000	266,840
CVS Caremark Corp.
2.750%, 12/01/2022	120,000	110,580
4.125%, 05/15/2021	425,000	439,971

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Staples (continued)
CVS Caremark Corp. (continued)
6.250%, 06/01/2027	$210,000	$243,552
CVS Pass-Through Trust
6.943%, 01/10/2030	498,249	570,199
Heineken NV
2.750%, 04/01/2023 (S)	210,000	187,815
Molson Coors Brewing Company
3.500%, 05/01/2022	170,000	166,664
Mondelez International, Inc.
6.875%, 01/26/2039	445,000	542,404
SABMiller Holdings, Inc.
2.200%, 08/01/2018 (S)	425,000	424,120
2.450%, 01/15/2017 (S)	760,000	777,967
The Kroger Company
3.850%, 08/01/2023	170,000	167,102
Wal-Mart Stores, Inc.
6.500%, 08/15/2037	700,000	872,937
		7,719,888
Energy - 4.9%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	600,000	668,394
6.450%, 09/15/2036	640,000	716,582
Burlington Resources Finance Company
7.400%, 12/01/2031	541,000	699,608
Cenovus Energy, Inc.
5.200%, 09/15/2043	1,600,000	1,581,109
CNPC General Capital, Ltd.
1.950%, 04/16/2018 (S)	655,000	633,999
Continental Resources, Inc.
5.000%, 09/15/2022	140,000	145,425
EDC Finance, Ltd.
4.875%, 04/17/2020 (S)	305,000	296,231
El Paso Corp.
6.500%, 09/15/2020	40,000	42,845
7.000%, 06/15/2017	560,000	632,930
Encana Corp.
3.900%, 11/15/2021	350,000	347,032
Energy Transfer Equity LP
7.500%, 10/15/2020	360,000	404,100
Energy Transfer Partners LP
3.600%, 02/01/2023	760,000	702,694
5.950%, 10/01/2043	850,000	859,536
Gazprom Neft OAO
4.375%, 09/19/2022 (S)	1,175,000	1,076,594
Harvest Operations Corp.
6.875%, 10/01/2017	170,000	186,150
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	815,000	822,131
Newfield Exploration Company
5.625%, 07/01/2024	60,000	59,700
5.750%, 01/30/2022	45,000	46,350
6.875%, 02/01/2020	140,000	149,975
7.125%, 05/15/2018	130,000	135,005
Nexen, Inc.
6.200%, 07/30/2019	515,000	593,367
7.500%, 07/30/2039	125,000	158,928
Petrobras International Finance Company
5.375%, 01/27/2021	1,475,000	1,462,027
6.750%, 01/27/2041	196,000	181,859
Petroleos Mexicanos
5.500%, 06/27/2044	1,000,000	912,500
Plains All American Pipeline LP
3.850%, 10/15/2023	1,050,000	1,022,585

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.500%, 09/30/2014 (S)	$395,000	$407,838
Rosneft Oil Company
4.199%, 03/06/2022 (S)	200,000	183,500
Transocean, Inc.
4.950%, 11/15/2015	800,000	856,992
Valero Energy Corp.
8.750%, 06/15/2030	403,000	485,107
		16,471,093
Financials - 22.5%
American Express Company
7.000%, 03/19/2018	1,000,000	1,194,328
American International Group, Inc.
2.375%, 08/24/2015	290,000	296,218
4.875%, 06/01/2022	330,000	354,187
5.450%, 05/18/2017	95,000	106,145
AXA Equitable Life Insurance Company
7.700%, 12/01/2015 (S)	680,000	751,781
Bank of America Corp.
2.600%, 01/15/2019	510,000	511,974
4.100%, 07/24/2023	725,000	726,904
5.000%, 05/13/2021	225,000	245,561
5.625%, 07/01/2020	945,000	1,078,642
5.875%, 01/05/2021	300,000	344,403
6.400%, 08/28/2017	1,500,000	1,728,696
7.750%, 05/14/2038	1,175,000	1,512,593
Bank One Michigan
8.250%, 11/01/2024	1,205,000	1,543,732
Barclays Bank PLC
6.050%, 12/04/2017 (S)	1,680,000	1,877,447
BNP Paribas SA
2.375%, 09/14/2017	1,280,000	1,306,303
2.400%, 12/12/2018	475,000	475,048
BPCE SA
2.500%, 12/10/2018	575,000	571,617
5.700%, 10/22/2023 (S)	595,000	613,005
Brandywine Operating Partnership LP
4.950%, 04/15/2018	400,000	429,988
5.700%, 05/01/2017	825,000	907,441
Capital One Bank USA NA
3.375%, 02/15/2023	250,000	232,053
Capital One Financial Corp.
6.150%, 09/01/2016	950,000	1,062,487
CIT Group, Inc.
5.250%, 03/15/2018	140,000	150,150
5.500%, 02/15/2019 (S)	375,000	402,188
Citigroup, Inc.
1.750%, 05/01/2018	150,000	147,424
3.875%, 10/25/2023	175,000	171,750
5.375%, 08/09/2020	115,000	130,678
5.500%, 09/13/2025	320,000	336,438
6.000%, 10/31/2033	425,000	446,817
6.125%, 11/21/2017 to 08/25/2036	2,060,000	2,302,377
6.675%, 09/13/2043	180,000	206,440
8.500%, 05/22/2019	850,000	1,088,785
Credit Suisse New York
5.400%, 01/14/2020	615,000	682,742
Deutsche Bank AG
4.296%, 05/24/2028 (P)	200,000	180,788
Discover Financial Services
6.450%, 06/12/2017	885,000	1,002,466

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Duke Realty LP
6.750%, 03/15/2020	$340,000	$392,353
Equity One, Inc.
6.000%, 09/15/2017	400,000	447,697
Everest Reinsurance Holdings, Inc., (6.600%
to 05/15/2017, then 3 month
LIBOR + 2.385%)
05/15/2037	800,000	794,000
Farmers Exchange Capital
7.050%, 07/15/2028 (S)	250,000	301,721
General Electric Capital Corp.
2.300%, 04/27/2017	800,000	821,995
4.650%, 10/17/2021	1,760,000	1,914,843
5.550%, 05/04/2020	595,000	683,921
5.625%, 05/01/2018	500,000	573,926
5.875%, 01/14/2038	700,000	794,857
General Electric Capital Corp., (6.250% to
12/15/2022, then 3 month LIBOR + 4.704%)
6.250%, 12/15/2022 (Q)	400,000	413,000
Glencore Funding LLC
1.700%, 05/27/2016 (S)	680,000	680,573
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038	195,000	227,273
HCP, Inc.
3.750%, 02/01/2019	155,000	160,914
7.072%, 06/08/2015	433,000	468,538
Health Care REIT, Inc.
4.125%, 04/01/2019	75,000	78,931
4.500%, 01/15/2024	350,000	345,006
5.250%, 01/15/2022	781,000	831,139
HSBC Holdings PLC
5.100%, 04/05/2021	995,000	1,104,503
6.500%, 09/15/2037	165,000	194,560
6.800%, 06/01/2038	355,000	435,370
HSBC USA, Inc.
2.375%, 02/13/2015	560,000	571,406
9.500%, 04/15/2014	865,000	886,276
International Lease Finance Corp.
5.875%, 04/01/2019	615,000	654,975
Jackson National Life Insurance Company
8.150%, 03/15/2027 (S)	648,000	755,788
JPMorgan Chase & Company
3.250%, 09/23/2022	550,000	526,266
3.375%, 05/01/2023	1,090,000	1,014,242
4.250%, 10/15/2020	225,000	238,220
4.350%, 08/15/2021	890,000	936,741
5.625%, 08/16/2043	905,000	953,083
6.000%, 01/15/2018	600,000	690,596
6.300%, 04/23/2019	180,000	212,333
Kimco Realty Corp.
5.584%, 11/23/2015	310,000	335,708
6.875%, 10/01/2019	560,000	667,249
Liberty Property LP
3.375%, 06/15/2023	180,000	163,558
4.125%, 06/15/2022	150,000	147,429
6.625%, 10/01/2017	210,000	240,384
Marsh & McLennan Companies, Inc.
2.550%, 10/15/2018	280,000	280,270
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (S)	550,000	785,914

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Metropolitan Life Global Funding I
3.125%, 01/11/2016 (S)	$1,050,000	$1,094,401
Mid-America Apartments LP
4.300%, 10/15/2023	330,000	320,320
Morgan Stanley
4.875%, 11/01/2022	361,000	369,000
5.500%, 07/24/2020	250,000	279,281
5.550%, 04/27/2017	655,000	730,408
6.250%, 08/28/2017	1,120,000	1,281,046
6.625%, 04/01/2018	1,225,000	1,432,742
Nationwide Mutual Insurance Company
8.250%, 12/01/2031 (S)	615,000	752,580
9.375%, 08/15/2039 (S)	250,000	349,613
Nordea Bank AB
4.875%, 05/13/2021 (S)	575,000	593,581
PNC Funding Corp.
5.625%, 02/01/2017	1,100,000	1,220,601
Principal Life Global Funding I
6.125%, 10/15/2033 (S)	197,000	222,795
ProLogis LP
3.350%, 02/01/2021	925,000	897,141
6.125%, 12/01/2016	505,000	568,702
Prudential Financial, Inc.
5.100%, 08/15/2043	485,000	479,975
Realty Income Corp.
3.250%, 10/15/2022	245,000	223,869
4.650%, 08/01/2023	180,000	180,998
6.750%, 08/15/2019	410,000	479,722
Royal Bank of Scotland Group PLC
2.550%, 09/18/2015	550,000	562,516
6.125%, 12/15/2022	310,000	316,375
SAFG Retirement Services, Inc.
8.125%, 04/28/2023	465,000	573,332
Santander Bank NA
8.750%, 05/30/2018	250,000	300,256
Santander UK PLC
5.000%, 11/07/2023 (S)	225,000	225,480
SLM Corp.
5.500%, 01/15/2019	120,000	124,467
6.000%, 01/25/2017	85,000	92,013
6.250%, 01/25/2016	936,000	1,010,880
7.250%, 01/25/2022	55,000	58,163
8.000%, 03/25/2020	10,000	11,325
8.450%, 06/15/2018	430,000	500,950
Societe Generale SA
2.625%, 10/01/2018	715,000	720,900
Standard Chartered PLC
5.200%, 01/26/2024 (S)	1,180,000	1,175,760
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	1,471,000	1,593,072
SunTrust Banks, Inc.
3.600%, 04/15/2016	705,000	742,543
The Bear Stearns Companies LLC
6.400%, 10/02/2017	85,000	98,609
7.250%, 02/01/2018	230,000	275,280
The Goldman Sachs Group, Inc.
5.250%, 07/27/2021	410,000	448,306
5.750%, 01/24/2022	1,700,000	1,911,104
6.750%, 10/01/2037	1,590,000	1,763,825
U.S. Bancorp
7.500%, 06/01/2026	1,024,000	1,256,803
UDR, Inc.
3.700%, 10/01/2020	165,000	165,702

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Ventas Realty LP
2.000%, 02/15/2018	$275,000	$270,204
2.700%, 04/01/2020	295,000	281,765
4.750%, 06/01/2021	575,000	602,495
Wells Fargo & Company
3.450%, 02/13/2023	350,000	330,380
4.125%, 08/15/2023	695,000	684,061
5.375%, 11/02/2043	1,020,000	1,040,834
5.606%, 01/15/2044 (S)	638,000	660,399
Weyerhaeuser Company
7.950%, 03/15/2025	260,000	316,957
	76,436,685
Health Care - 2.6%
AbbVie, Inc.
1.750%, 11/06/2017	700,000	698,502
2.900%, 11/06/2022	365,000	340,612
AmerisourceBergen Corp.
5.875%, 09/15/2015	1,000,000	1,084,372
Amgen, Inc.
5.150%, 11/15/2041	105,000	104,251
6.900%, 06/01/2038	205,000	247,427
Express Scripts Holding Company
2.100%, 02/12/2015	1,575,000	1,597,826
HCA, Inc.
5.875%, 03/15/2022	130,000	134,225
6.375%, 01/15/2015	15,000	15,750
6.500%, 02/15/2020	365,000	401,044
8.500%, 04/15/2019	125,000	132,500
Merck & Company, Inc.
4.150%, 05/18/2043	375,000	341,293
Mylan, Inc.
1.800%, 06/24/2016 (S)	275,000	280,351
Pfizer, Inc.
6.200%, 03/15/2019	680,000	805,670
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	273,000	319,307
Tenet Healthcare Corp.
6.000%, 10/01/2020 (S)	385,000	401,844
WellCare Health Plans, Inc.
5.750%, 11/15/2020	50,000	51,125
WellPoint, Inc.
2.300%, 07/15/2018	25,000	24,789
4.650%, 01/15/2043	720,000	664,192
5.100%, 01/15/2044	75,000	74,109
5.850%, 01/15/2036	400,000	430,112
7.000%, 02/15/2019	485,000	575,159
		8,724,460
Industrials - 2.0%
Canadian Pacific Railway Company
9.450%, 08/01/2021	175,000	231,864
Case New Holland, Inc.
7.875%, 12/01/2017	420,000	495,600
Clean Harbors, Inc.
5.125%, 06/01/2021	20,000	20,200
5.250%, 08/01/2020	91,000	93,730
CNH America LLC
7.250%, 01/15/2016	30,000	33,075
Continental Airlines 2012-2 Class A Pass
Through Trust
4.000%, 10/29/2024	680,000	676,600
Huntington Ingalls Industries, Inc.
6.875%, 03/15/2018	16,000	17,280

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Huntington Ingalls Industries, Inc. (continued)
7.125%, 03/15/2021	$161,000	$176,698
Hutchison Whampoa International 11, Ltd.
3.500%, 01/13/2017 (S)	1,060,000	1,105,920
Hutchison Whampoa International 12 II, Ltd.
2.000%, 11/08/2017 (S)	615,000	606,724
International Lease Finance Corp.
5.650%, 06/01/2014	110,000	111,925
5.750%, 05/15/2016	450,000	482,063
6.500%, 09/01/2014 (S)	20,000	20,675
6.750%, 09/01/2016 (S)	25,000	27,875
7.125%, 09/01/2018 (S)	15,000	17,363
8.625%, 09/15/2015	25,000	27,750
Kansas City Southern de Mexico SA de CV
3.000%, 05/15/2023	295,000	267,675
Penske Truck Leasing Company LP
4.250%, 01/17/2023 (S)	975,000	948,130
4.875%, 07/11/2022 (S)	50,000	51,221
Rockwell Collins Inc.
3.700%, 12/15/2023	310,000	305,519
Southwest Airlines Company 2007-1 Pass Through Trust
6.150%, 08/01/2022	446,408	511,137
The ADT Corp.
6.250%, 10/15/2021 (S)	325,000	341,250
Waste Management, Inc.
6.375%, 03/11/2015	375,000	399,387
		6,969,661
Information Technology - 0.9%
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)	330,000	341,550
Audatex North America, Inc.
6.000%, 06/15/2021 (S)	190,000	199,025
Brocade Communications Systems, Inc.
4.625%, 01/15/2023 (S)	145,000	134,125
Hewlett-Packard Company
2.600%, 09/15/2017	1,025,000	1,041,023
2.650%, 06/01/2016	275,000	283,337
NCR Corp.
4.625%, 02/15/2021	190,000	181,925
5.000%, 07/15/2022	20,000	19,025
TSMC Global Ltd.
1.625%, 04/03/2018 (S)	925,000	885,397
		3,085,407
Materials - 0.3%
Agrium, Inc.
7.125%, 05/23/2036	475,000	558,739
Freeport-McMoran Copper & Gold, Inc.
3.875%, 03/15/2023	140,000	132,184
Vale Canada, Ltd.
5.700%, 10/15/2015	217,000	232,241
		923,164
Telecommunication Services - 2.8%
Ameritech Capital Funding Corp.
6.450%, 01/15/2018	952,000	1,078,295
SBA Tower Trust
2.933%, 12/15/2017 (S)	520,000	529,123
3.598%, 04/15/2018 (S)	730,000	713,304
Sprint Communications, Inc.
7.000%, 03/01/2020 (S)	75,000	83,625
9.000%, 11/15/2018 (S)	80,000	96,400

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Telecommunication Services (continued)
Sprint Corp.
7.125%, 06/15/2024 (S)	$195,000	$197,925
T-Mobile USA, Inc.
5.250%, 09/01/2018 (S)	95,000	99,988
6.125%, 01/15/2022	10,000	10,175
6.464%, 04/28/2019	155,000	164,688
6.500%, 01/15/2024	15,000	15,188
6.633%, 04/28/2021	65,000	68,575
6.731%, 04/28/2022	175,000	182,438
6.836%, 04/28/2023	25,000	25,938
Verizon Communications, Inc.
1.993%, 09/14/2018 (P)	320,000	336,479
3.650%, 09/14/2018	570,000	603,080
5.150%, 09/15/2023	1,275,000	1,366,801
6.400%, 09/15/2033	480,000	550,541
6.550%, 09/15/2043	1,960,000	2,285,513
VimpelCom Holdings BV
5.950%, 02/13/2023 (S)	365,000	344,013
Vodafone Group PLC
4.150%, 06/10/2014	630,000	640,048
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)	215,000	225,213
		9,617,350
Utilities - 3.4%
Calpine Corp.
5.875%, 01/15/2024 (S)	35,000	34,213
7.500%, 02/15/2021	153,660	167,681
7.500%, 02/15/2021 (S)	125,000	136,406
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	400,000	458,941
CenterPoint Energy, Inc.
6.500%, 05/01/2018	165,000	192,439
Commonwealth Edison Company
4.000%, 08/01/2020	575,000	609,919
5.950%, 08/15/2016	400,000	447,174
Dominion Resources, Inc.
6.400%, 06/15/2018	870,000	1,014,127
7.000%, 06/15/2038	425,000	532,348
DPL, Inc.
7.250%, 10/15/2021	45,000	45,563
Duke Energy Corp.
3.050%, 08/15/2022	910,000	863,037
3.550%, 09/15/2021	1,340,000	1,338,491
Duke Energy Indiana, Inc.
4.900%, 07/15/2043	370,000	381,846
Edison International
3.750%, 09/15/2017	495,000	518,553
IPALCO Enterprises, Inc.
7.250%, 04/01/2016 (S)	15,000	16,463
Nevada Power Company
7.125%, 03/15/2019	425,000	516,849
Ohio Edison Company
6.875%, 07/15/2036	450,000	526,237
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	395,000	512,587
Progress Energy, Inc.
7.000%, 10/30/2031	270,000	325,355
Puget Sound Energy, Inc.
5.757%, 10/01/2039	440,000	496,998
7.000%, 03/09/2029	346,000	420,304
Sierra Pacific Power Company
6.000%, 05/15/2016	425,000	474,390

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Southern California Edison Company
6.000%, 01/15/2034	$519,000	$609,049
The AES Corp.
8.000%, 10/15/2017 to 06/01/2020	225,000	263,500
Wisconsin Energy Corp.
6.200%, 04/01/2033	217,000	248,683
Xcel Energy, Inc.
6.500%, 07/01/2036	285,000	338,533
		11,489,686
TOTAL CORPORATE BONDS (Cost $152,149,061)		$159,372,099

CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%
ACE Capital Trust II , 9.700%, 04/01/2030	527,000	753,610
TOTAL CAPITAL PREFERRED SECURITIES (Cost $708,051)		$753,610

MUNICIPAL BONDS - 3.8%
Bay Area Toll Authority (California)
6.263%, 04/01/2049	340,000	407,799
City of Baltimore (Maryland)
5.000%, 07/01/2043	140,000	145,016
5.000%, 07/01/2042	140,000	145,131
City of Chicago (Illinois) 6.845%, 01/01/2038	290,000	309,250
Illinois State Toll Highway Authority
6.184%, 01/01/2034	645,000	740,853
Los Angeles Unified School District
(California) 5.750%, 07/01/2034	700,000	770,658
Louisiana Local Government Environmental
Facilities & Communities Development
Authority 2.470%, 02/01/2019	1,475,000	1,517,392
Maryland State Transportation Authority
5.888%, 07/01/2043	290,000	314,383
New Jersey State Turnpike Authority
7.414%, 01/01/2040	865,000	1,152,569
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 05/01/2042	140,000	143,774
North Texas Tollway Authority
6.718%, 01/01/2049	285,000	346,392
Port Authority of New York & New Jersey
6.040%, 12/01/2029	400,000	459,296
Puerto Rico Commonwealth Government
Employees Retirement System, Series A
6.200%, 07/01/2039	325,000	155,282
Puerto Rico Commonwealth Government
Employees Retirement System, Series C
6.300%, 07/01/2043	710,000	339,153
State of California
7.550%, 04/01/2039	650,000	842,394
7.300%, 10/01/2039	800,000	1,006,072
7.600%, 11/01/2040	75,000	99,016
State of Illinois, GO 5.665%, 03/01/2018	825,000	899,399
University of California
5.770%, 05/15/2043	660,000	732,310
5.000%, 05/15/2038	630,000	657,758
4.601%, 05/15/2031	495,000	492,253
University of Missouri 5.960%, 11/01/2039	940,000	1,117,622
TOTAL MUNICIPAL BONDS (Cost $11,490,423)		$12,793,772

TERM LOANS - 6.0%
Consumer Discretionary - 1.6%
99 Cents Only Stores 4.500%, 01/11/2019	174,563	175,739

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (continued)
Consumer Discretionary (continued)
Acosta, Inc. 4.250%, 03/02/2018	$423,938	$426,057
Advantage Sales & Marketing LLC
TBD 12/17/2017 (T)	165,000	165,103
Arby’s Restaurant Group, Inc.
5.000%, 11/15/2020	110,000	110,413
BJ’s Wholesale Club, Inc. 4.500%, 09/26/2019	730,000	733,911
CityCenter Holdings LLC 5.000%, 10/16/2020	225,000	228,052
Hilton Worldwide Finance LLC
3.750%, 10/26/2020	373,026	375,565
Ion Media Networks, Inc. TBD 12/18/2020 (T)	180,000	180,675
MGM Resorts International
3.500%, 12/20/2019	398,992	398,660
Neiman Marcus Group, Inc.
5.000%, 10/26/2020	445,000	450,245
Penn National Gaming, Inc.
3.250%, 10/30/2020	240,000	240,300
Serta Simmons Holdings LLC
4.250%, 10/01/2019	248,047	249,285
Sinclair Television Group, Inc.
3.000%, 04/09/2020	204,486	203,677
SRAM LLC 4.026%, 04/10/2020	297,500	296,663
Town Sports International LLC
4.500%, 11/16/2020	295,000	296,844
Tribune Company TBD 11/12/2020 (T)	820,000	815,388
		5,346,577
Consumer Staples - 0.2%
Brickman Group Holdings, Inc.
TBD 12/05/2020 (T)	245,000	245,613
Del Monte Foods Company
TBD 11/06/2020 (T)	310,000	310,646
Dole Food Company, Inc. 4.500%, 11/01/2018	240,000	240,840
		797,099
Energy - 0.3%
Arch Coal, Inc. 6.250%, 05/16/2018	124,684	122,845
Energy Transfer Equity LP
3.250%, 12/02/2019	221,000	220,137
Sandy Creek Energy Associates LP
5.000%, 11/06/2020	450,000	449,663
Western Refining, Inc. 4.250%, 11/12/2020	150,000	151,313
		943,958
Financials - 0.6%
Asurion LLC TBD 07/08/2020 (T)	400,000	392,250
Gardner Denver, Inc. 4.250%, 07/30/2020	399,000	399,299
Nuveen Investments, Inc.
4.167%, 05/15/2017	400,000	397,786
6.500%, 02/28/2019	100,000	98,750
Santander Asset Management
4.250%, 12/17/2020	715,000	716,192
		2,004,277
Health Care - 0.4%
Opal Acquisition, Inc. 5.000%, 11/27/2020	500,000	499,792
PRA Holdings, Inc. 5.000%, 09/23/2020	264,338	264,886
Salix Pharmaceuticals, Ltd.
TBD 11/07/2019 (T)	290,000	292,779
US Renal Care, Inc. TBD 07/03/2019 (T)	140,000	141,225
		1,198,682
Industrials - 1.2%
Accudyne Industries Borrower SCA
4.000%, 12/13/2019	392,977	392,855
AFGlobal Corp. 5.000%, 12/19/2019	119,700	120,251

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
TERM LOANS (continued)
Industrials (continued)
American Airlines, Inc. TBD 06/27/2019 (T)	$660,000	$663,713
Brand Energy & Infrastructure Services, Inc.
4.750%, 11/26/2020	205,000	205,622
Crosby Worldwide, Ltd. 4.000%, 11/18/2020	650,000	650,541
Filtration Group, Inc. 4.500%, 11/21/2020	140,000	141,225
Fly Funding II Sarl 4.500%, 08/09/2018	165,000	166,155
Pro Mach, Inc. 4.750%, 07/16/2017	147,629	148,090
Rexnord LLC 4.003%, 08/21/2020	399,000	399,496
ServiceMaster Company 4.420%, 01/31/2017	448,861	443,904
TransUnion LLC TBD 02/10/2019 (T)	165,000	165,743
Wilsonart International Holding LLC
4.000%, 10/31/2019	625,000	619,922
		4,117,517
Information Technology - 0.6%
Activision Blizzard, Inc. 3.250%, 10/12/2020	299,250	300,797
Alcatel-Lucent USA, Inc. TBD 01/30/2019 (T)	550,000	552,177
Freescale Semiconductor, Inc.
5.000%, 02/28/2020	324,183	327,425
NXP BV 3.250%, 01/11/2020	209,475	209,410
Zayo Group LLC 4.000%, 07/02/2019	598,483	598,590
		1,988,399
Materials - 0.7%
Ardagh Packaging Finance SA
4.250%, 12/05/2019	145,000	145,725
Berry Plastics Group, Inc.
TBD 04/03/2015 (T)	855,000	854,236
Exopack Holdings SA 5.250%, 05/08/2019	225,000	228,656
FMG Resources August 2006 Pty, Ltd.
4.250%, 06/28/2019	872,813	884,450
Huntsman International LLC
TBD 10/15/2020 (T)	275,000	275,115
		2,388,182
Telecommunication Services - 0.3%
Crown Castle Operating Company
TBD 01/29/2021 (T)	240,000	240,214
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	647,000	651,651
Level 3 Financing, Inc. 4.000%, 01/15/2020	300,000	301,800
		1,193,665
Utilities - 0.1%
EFS Cogen Holdings I LLC
5.000%, 12/01/2020	135,000	135,675
NRG Energy, Inc. 2.750%, 07/02/2018	249,372	248,644
		384,319
TOTAL TERM LOANS (Cost $20,235,805)		$20,362,675

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.5%
Commercial & Residential - 6.5%
Alternative Loan Trust
Series 2005-56, Class 5A1,
0.485%, 11/25/2035 (P)	115,560	93,177
Series 2007-19, Class 2A1,
6.500%, 08/25/2037	349,164	248,783
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
0.290%, 03/25/2047 (P)	180,764	132,371
Aventura Mall Trust 2013-avm,
Series 2013-AVM, Class A
3.743%, 12/05/2032 (S)	400,000	409,675

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Banc of America Funding, Series 2006-H,
Class 6A1 0.356%, 10/20/2036 (P)	$195,229	$139,565
Banc of America Funding 2007-1 Trust,
Series 2007-1, Class TA1A
0.225%, 01/25/2037 (P)	28,609	17,347
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2007-4, Class A4
5.745%, 02/10/2051 (P)	895,000	988,347
BB-UBS Trust 2012-SHOW, Series, Class A
3.430%, 11/05/2036 (S)	365,000	333,937
BBCMS Trust, Series 2013-TYSN, Class A2
3.756%, 09/05/2032 (S)	330,000	339,617
BCAP LLC Trust
Series 2006-AA2, Class A1,
0.335%, 01/25/2037 (P)	311,583	224,984
Series 2007-AA2, Class 12A1,
0.375%, 05/25/2047 (P)	232,441	159,402
Bear Stearns Alt-A Trust, Series 2006-3,
Class 1A1 0.545%, 05/25/2036 (P)	395,548	252,980
Bear Stearns Commercial Mortgage Securities
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	335,000	371,136
Series 2007-PW16, Class A4,
5.705%, 06/11/2040 (P)	300,000	336,389
Chase Mortgage Finance Trust,
Series 2005-S3, Class A10
5.500%, 11/25/2035	290,000	279,030
CHL Mortgage Pass-Through Trust,
Series 2007-HY1, Class 1A1
2.862%, 04/25/2037 (P)	32,386	26,217
Citigroup Commercial Mortgage Trust
Series 2013-GC15, Class E,
4.250%, 09/10/2046	145,000	105,014
Series 2008-C7, Class A4,
6.131%, 12/10/2049 (P)	225,000	254,694
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4, Class A4
5.322%, 12/11/2049	510,000	558,466
COMM 2013-CCRE9 Mortgage Trust,
Series 2013-CR9, Class A4
4.237%, 07/10/2045 (P)	155,109	160,443
COMM Mortgage Trust, Series 2013-LC6,
Class A4 2.941%, 01/10/2046	365,000	341,435
Commercial Mortgage Pass
Through Certificates
Series 2013-WWP, Class A2,
3.424%, 03/10/2031 (S)	920,000	873,393
Series 2012-CR5, Class F,
4.335%, 12/10/2045 (P)(S)	375,000	288,776
Series 2013-300P, Class A1,
4.353%, 08/10/2030 (S)	260,000	263,434
Series 2012-CR3, Class F,
4.750%, 10/15/2045 (P)(S)	235,085	185,446
Series 2006-C7, Class A4,
5.751%, 06/10/2046 (P)	500,000	543,699
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%, 09/15/2039	604,702	657,795
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A3 5.002%, 11/10/2046 (S)	310,000	341,595

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Deutsche Alt-A Securities Mortgage
Loan Trust, Series 2007-AR2, Class A1
0.315%, 03/25/2037 (P)	$166,729	$99,162
First Horizon Alternative
Mortgage Securities Trust
Series 2006-AA1, Class 2A1,
2.211%, 04/25/2036 (P)	24,286	19,872
Series 05-AA9, Class 3A1,
2.225%, 11/25/2035 (P)	346,908	280,975
Series 2005-AA7, Class 2A1,
2.238%, 09/25/2035 (P)	137,939	119,939
General Electric Capital Assurance Company,
Series 2003-1, Class A5
5.743%, 05/12/2035 (P)(S)	570,725	648,756
GMACM Mortgage Loan Trust
Series 2006-AR1, Class 1A1,
3.001%, 04/19/2036 (P)	527,978	449,479
Series 05-AR5, Class 4A1,
3.122%, 09/19/2035 (P)	104,268	97,551
GS Mortgage Securities Corp. II,
Series 2012-ALOH, Class A
3.551%, 04/10/2034 (S)	410,000	402,550
GS Mortgage Securities Trust,
Series 2013-GC12, Class A4
3.135%, 06/10/2046	370,000	349,434
GSR Mortgage Loan Trust, Series 2006-AR1,
Class 2A1 2.627%, 01/25/2036 (P)	27,689	25,807
HarborView Mortgage Loan Trust
Series 2007-2, Class 2A1A,
0.325%, 05/25/2038 (P)	219,250	159,030
Series 2006-12, Class 2A2A,
0.356%, 01/19/2038 (P)	175,966	143,061
Series 2006-12, Class 2A13,
0.406%, 12/19/2036 (P)	1,042,370	685,770
Series 2005-8, Class 1A2A,
0.496%, 09/19/2035 (P)	100,051	76,710
Hilton USA Trust, Series 2013-HLT,
Class AFX 2.662%, 11/05/2030 (S)	430,000	425,445
IndyMac INDX Mortgage Loan Trust
Series 2006-AR8, Class A4A,
0.565%, 07/25/2046 (P)	322,642	162,155
Series 05-AR13, Class 1A1,
2.438%, 08/25/2035 (P)	121,192	92,434
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2012-C8, Class F,
2.753%, 10/15/2045 (P)(S)	195,775	128,440
Series 2012-WLDN, Class A,
3.905%, 05/05/2030 (S)	345,000	338,014
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	1,500,000	1,600,530
JPMorgan Mortgage Trust 2006-A3,
Series 2006-A3, Class 3A2
2.734%, 05/25/2036 (P)	50,908	44,167
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A3,
5.430%, 02/15/2040	306,705	337,842
Series 2006-C4, Class A4,
5.858%, 06/15/2038 (P)	1,016,945	1,106,076
Luminent Mortgage Trust, Series 2006-2,
Class A1A 0.365%, 02/25/2046 (P)	388,737	273,489

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A4
5.676%, 05/12/2039 (P)	$500,000	$543,087
Morgan Stanley Capital I Trust
Series 2006-IQ12, Class A4,
5.332%, 12/15/2043	918,823	1,002,718
Series 2007-T27, Class A4,
5.648%, 06/11/2042 (P)	150,000	168,508
Morgan Stanley Mortgage Loan Trust
Series 2006-6AR, Class 1A3,
0.335%, 05/25/2036 (P)	68,879	34,148
Series 2006-6AR, Class 1A1,
0.335%, 05/25/2036 (P)	106,883	52,989
OBP Depositor LLC Trust, Series 2010-OBP,
Class A 4.646%, 07/15/2045 (S)	311,000	336,932
RALI Series Trust, Series 2007-QH9, Class A1
1.417%, 11/25/2037 (P)	208,232	115,695
Residential Asset Securitization Trust,
Series 2005-A2, Class A2
0.615%, 03/25/2035 (P)	87,022	65,977
Sequoia Mortgage Trust 2007-3, Series 07-3,
Class 2AA1 2.457%, 07/20/2037 (P)	39,244	31,117
Springleaf Mortgage Loan Trust,
Series 2013-2A, Class M1
3.520%, 12/25/2065 (P)(S)	605,000	594,958
Structured Adjustable Rate Mortgage
Loan Trust, Series 2007-1, Class 1A1
0.315%, 02/25/2037 (P)	41,055	28,816
Structured Asset Mortgage
Investments II Trust, Series 2006-AR5,
Class 4A1 0.385%, 05/25/2046 (P)	116,838	65,938
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR8, Class A1A
0.445%, 02/25/2036 (P)	33,788	26,003
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5, Class A4
3.185%, 03/10/2046	360,000	343,022
WF-RBS Commercial Mortgage Trust
Series 2013-C15, Class A4,
4.153%, 08/15/2046 (P)	325,000	331,914
Series 2013-C11, Class E,
4.184%, 03/15/2045 (P)(S)	220,000	166,502
Series 2012-C10, Class E,
4.460%, 12/15/2045 (P)(S)	280,000	212,407
Series 2011-C2, Series A4,
4.869%, 02/15/2044 (P)(S)	460,000	499,655
Series 2011-C4, Class F,
5.000%, 06/15/2044 (P)(S)	265,000	225,424

U.S. Government Agency - 0.0%
Government National Mortgage Association,
Series 2006-38, Class XS IO
7.083%, 09/16/2035 (P)	195,663	36,987
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $22,086,955)		$21,876,632

ASSET BACKED SECURITIES - 3.3%
ABFC Trust, Series 2006-HE1, Class A2D
0.385%, 01/25/2037 (P)	384,696	219,342
Ally Master Owner Trust, Series 2011-4,
Class A2 1.540%, 09/15/2016	1,335,000	1,343,512
CAL Funding II, Ltd., Series 2012-1A,
Class A 3.470%, 10/25/2027 (S)	176,667	174,218

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
CPS Auto Trust
Series 2013-D, Class A,
1.540%, 07/16/2018 (S)	$315,000	$314,722
Series 2012-C, Class A,
1.820%, 12/16/2019 (S)	236,251	235,163
Credit Acceptance Auto Loan Trust
Series 2013-1A, Class A,
1.210%, 10/15/2020 (S)	505,000	505,306
Series 2013-2A, Class A,
1.500%, 04/15/2021 (S)	450,000	449,884
Series 2012-1A, Class B,
3.120%, 03/16/2020 (S)	445,000	446,537
First Investors Auto Owner Trust
Series 2013-3A, Class A3,
1.440%, 10/15/2019 (S)	360,000	358,962
Series 2012-1A, Class A2,
1.960%, 11/15/2017 (S)	124,667	125,171
Ford Credit Auto Lease Trust, Series 2012-A,
Class B 1.610%, 10/15/2016 (S)	885,000	889,774
GSAA Home Equity Trust
Series 2006-20, Class 2A1A,
0.215%, 12/25/2046 (P)	624,616	391,939
Series 2007-1, Class 1A1,
0.245%, 02/25/2037 (P)	69,595	35,898
Series 2007-4, Class A1,
0.265%, 03/25/2037 (P)	118,823	58,671
Series 2006-11, Class 2A2,
0.325%, 07/25/2036 (P)	570,963	269,057
Series 2007-3, Class 1A2,
0.335%, 03/25/2047 (P)	952,712	459,276
Series 2006-17, Class A3A,
0.405%, 11/25/2036 (P)	279,665	164,925
GSAA Trust, Series 2005-7, Class AF4
5.058%, 05/25/2035	325,000	273,914
GSAMP Trust
Series 2007-FM2, Class A2B,
0.255%, 01/25/2037 (P)	393,550	206,472
Series 2007-NC1, Class A2B,
0.265%, 12/25/2046 (P)	227,526	122,918
Hertz Fleet Lease Funding LP, Series 2013-3,
Class A 0.715%, 12/10/2027 (P)(S)	470,000	470,085
Hertz Vehicle Financing LLC, Series 2010-1A,
Class A2 3.740%, 02/25/2017 (S)	1,095,000	1,151,236
Huntington Auto Trust, Series 2012-1, Class B
1.710%, 08/15/2017	291,000	294,285
Prestige Auto Receivables Trust,
Series 2012-1, Class B
2.490%, 04/16/2018 (S)	336,000	338,738
Santander Drive Auto Receivables Trust
Series 2012-5, Class B,
1.560%, 08/15/2018	550,000	553,697
Series 2011-1, Class B,
2.350%, 11/16/2015	561,171	563,718
Series 2010-2, Class C,
3.890%, 07/17/2017	460,518	468,226
SNAAC Auto Receivables Trust,
Series 2012-1A, Class A
1.780%, 06/15/2016 (S)	30,284	30,323
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A3
0.345%, 07/25/2037 (P)	45,000	23,644

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Volvo Financial Equipment LLC,
Series 2012-1A, Class B
1.510%, 08/15/2017 (S)	$176,000	$176,735
TOTAL ASSET BACKED SECURITIES (Cost $11,025,115)		$11,116,348

PREFERRED SECURITIES - 0.3%
Financials - 0.3%
Citigroup Capital XIII (7.875% to 10/30/2015,
then 3 month LIBOR + 6.370%)	$33,000	$899,250
TOTAL PREFERRED SECURITIES (Cost $924,000)		$899,250

SHORT-TERM INVESTMENTS - 2.8%
Repurchase Agreement - 2.8%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2013 at 0.030% to
be repurchased at $9,600,016 on
01/02/2014, collateralized by $8,521,681
Government National Mortgage Association
3.000% - 6.000% due 02/20/2026 to
01/15/2044 (valued at $8,922,379, including
interest) and $804,671 Federal Home Loan
Mortgage Association, 5.500% - 7.000% due
02/01/2019 to 01/15/2039 (valued at
$869,621, including interest)	$9,600,000	$9,600,000
TOTAL SHORT-TERM INVESTMENTS (Cost $9,600,000)		$9,600,000
Total Investments (Investment Quality Bond Trust)
(Cost $322,340,642) - 97.4%		$330,131,237
Other assets and liabilities, net - 2.6%		8,971,576
TOTAL NET ASSETS - 100.0%		$339,102,813

Money Market Trust

	Shares or Principal Amount	Value
COMMERCIAL PAPER - 27.7%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.120%, 01/06/2014 *	$10,000,000	9,999,833
0.220%, 04/21/2014 *	30,000,000	29,979,834
BNP Paribas Finance, Inc.
0.120%, 01/09/2014*	40,000,000	39,998,933
BNP Paribas SA
0.110%, 01/08/2014 *	40,000,000	39,999,144
0.120%, 01/07/2014 *	40,000,000	39,999,200
Caisse Centrale Desjardins
0.120%, 01/03/2014 *	11,600,000	11,599,923
0.130%, 01/22/2014 *	34,100,000	34,097,414
Cargill Global Funding PLC
0.080%, 01/14/2014*	10,000,000	9,999,711
Emerson Electric Company
0.090%, 03/26/2014*	8,600,000	8,598,194
Google, Inc.
0.040%, 01/28/2014*	1,900,000	1,899,943
Govco LLC
0.130%, 02/06/2014 *	25,000,000	24,996,750
0.150%, 02/06/2014 *	7,000,000	6,998,950
MetLife Short Term Funding LLC
0.100%, 01/02/2014 *	29,600,000	29,599,918
0.100%, 01/08/2014 *	65,000,000	64,998,736

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or Principal Amount	Value
COMMERCIAL PAPER (continued)
Old Line Funding LLC
0.130%, 01/13/2014*	$60,000,000	$59,997,400
Philip Morris International, Inc.
0.060%, 01/17/2014 *	25,000,000	24,999,333
0.070%, 01/17/2014 *	25,000,000	24,999,222
Province of Ontario, Canada
0.090%, 01/31/2014*	2,800,000	2,799,790
Rabobank USA Financial Corp.
0.240%, 05/12/2014*	60,000,000	59,947,600
The Coca-Cola Company
0.030%, 01/30/2014 *	5,000,000	4,999,879
0.050%, 02/18/2014 *	1,000,000	999,933
The Walt Disney Company
0.060%, 02/28/2014*	40,000,000	39,996,133
Thunder Bay Funding
0.130%, 01/13/2014*	28,000,000	27,998,787
Toronto-Dominion Bank
0.070%, 01/27/2014*	105,500,000	105,494,666
TOTAL COMMERCIAL PAPER (Cost $704,999,226)		$704,999,226

CORPORATE INTEREST-BEARING
OBLIGATIONS - 17.4%
American Honda Finance Corp.
0.242%, 12/05/2014 (P)*	25,000,000	25,000,000
ANZ National International, Ltd.
0.284%, 04/17/2014 (P)(S)*	25,000,000	25,000,000
Bank of New York Mellon Corp. 4.300%,
05/15/2014 *	11,407,000	11,573,898
Caterpillar Financial Services Corp. 6.125%,
02/17/2014 *	12,000,000	12,089,214
Credit Suisse New York
1.204%, 01/14/2014 (P)*	17,000,000	17,005,367
2.200%, 01/14/2014 *	42,000,000	42,027,550
General Electric Capital Corp.
5.500%, 06/04/2014 *	19,931,000	20,363,460
5.650%, 06/09/2014 *	52,635,000	53,848,711
JPMorgan Chase & Company
0.298%, 02/03/2014 (P)(S)*	30,000,000	30,000,000
0.993%, 05/02/2014 (P)*	49,000,000	49,114,366
4.650%, 06/01/2014 *	46,000,000	46,799,986
National Australia Bank
0.966%, 04/11/2014 (P)(S)*	42,310,000	42,391,821
Royal Bank of Canada 1.450%, 10/30/2014 *	19,000,000	19,186,007
Westpac Banking Corp.
0.247%, 05/28/2014 (P)(S)*	50,000,000	50,000,000
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $444,400,380)		$444,400,380

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.0%
U.S. Government - 8.6%
U.S. Treasury Note
0.625%, 07/15/2014 *	30,000,000	30,084,949
0.750%, 06/15/2014 *	50,000,000	50,148,554
2.375%, 09/30/2014 *	60,000,000	60,979,144
4.250%, 08/15/2014 *	75,000,000	76,892,697
U.S. Government Agency - 19.4%
Federal Home Loan Bank
0.020%, 01/31/2014 *	750,000	749,988
0.030%, 01/03/2014 *	33,400,000	33,399,944
0.035%, 01/02/2014 to 01/22/2014 *	248,461,000	248,458,620
0.050%, 01/08/2014 to 01/31/2014 *	36,168,000	36,167,358
0.060%, 02/03/2014 to 02/07/2014 *	89,467,000	89,461,579

Money Market Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank (continued)
0.070%, 02/05/2014 to 02/12/2014 *	$69,200,000	$69,194,610
Federal Home Loan Mortgage Corp. 0.030%,
01/06/2014 *	16,300,000	16,299,932
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $711,837,375)		$711,837,375

CERTIFICATE OF DEPOSIT - 27.4%
Bank of Montreal
0.090%, 01/06/2014 *	53,000,000	53,000,000
0.090%, 01/09/2014 *	25,000,000	25,000,000
0.230%, 06/10/2014 (P)*	20,000,000	20,000,000
0.235%, 12/18/2014 (P)*	25,000,000	25,000,000
Bank of Nova Scotia
0.160%, 03/31/2014 *	50,000,000	50,000,000
0.240%, 04/11/2014 (P)*	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.338%, 05/19/2014 (P)*	80,000,000	80,003,068
Barclays Bank PLC
0.374%, 03/13/2014 (P)*	20,000,000	20,000,000
0.387%, 03/13/2014 (P)*	20,000,000	20,000,000
Deutsche Bank AG
0.270%, 05/30/2014 *	40,000,000	40,000,000
0.340%, 02/26/2014 (P)*	60,000,000	60,000,000
Royal Bank of Canada
0.310%, 01/30/2014 (P)*	40,000,000	40,000,000
Sumitomo Mitsui Banking Corp.
0.160%, 01/03/2014 *	50,000,000	50,000,000
0.200%, 01/08/2014 *	30,000,000	30,000,000
0.400%, 04/11/2014 *	30,000,000	30,000,000
Toronto-Dominion Bank 0.260%, 01/06/2014 *	15,000,000	15,000,021
Wells Fargo Bank NA
0.221%, 07/11/2014 (P)*	50,000,000	50,000,000
Westpac Banking Corp.
0.280%, 04/28/2014 (P)*	40,000,000	40,000,000
TOTAL CERTIFICATE OF DEPOSIT (Cost $698,003,089)		$698,003,089
Total Investments (Money Market Trust)
(Cost $2,559,240,070) - 100.5%		$2,559,240,070
Other assets and liabilities, net - (0.5%)		(12,534,866)
TOTAL NET ASSETS - 100.0%		$2,546,705,204

Money Market Trust B

	Shares or Principal Amount	Value
COMMERCIAL PAPER - 28.3%
Bank of Nova Scotia
0.100%, 01/28/2014 *	$7,000,000	6,999,475
0.170%, 04/02/2014 *	1,835,000	1,834,211
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.160%, 01/02/2014 *	2,500,000	2,499,989
0.220%, 04/21/2014 *	3,350,000	3,347,748
BNP Paribas Finance, Inc. 0.070%,
01/13/2014 *	22,000,000	21,999,487
CAFCO LLC 0.120%, 02/10/2014 *	14,350,000	14,348,087
Henkel Corp. 0.060%, 01/13/2014 *	3,525,000	3,524,930
MetLife Short Term Funding LLC
0.100%, 01/02/2014 *	8,390,000	8,389,977

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Money Market Trust B (continued)

	Shares or Principal Amount	Value
COMMERCIAL PAPER (continued)
MetLife Short Term Funding LLC (continued)
0.100%, 01/03/2014 *	$13,610,000	$13,609,924
National Rural Utilities
Cooperative Finance Corp.
0.090%, 01/08/2014 *	5,200,000	5,199,909
0.090%, 02/03/2014 *	10,300,000	10,299,150
0.100%, 01/06/2014 *	2,700,000	2,699,963
Philip Morris International, Inc. 0.060%,
01/17/2014 *	22,000,000	21,999,413
Province of Ontario, Canada 0.090%,
01/31/2014 *	1,680,000	1,679,874
Rabobank USA Financial Corp. 0.240%,
05/12/2014 *	10,000,000	9,991,267
Toronto-Dominion Bank 0.070%, 01/27/2014 *	7,920,000	7,919,600
TOTAL COMMERCIAL PAPER (Cost $136,343,004)		$136,343,004

CORPORATE INTEREST-BEARING
OBLIGATIONS - 16.8%
American Honda Finance Corp.
0.242%, 12/05/2014 (P)*	5,000,000	5,000,000
ANZ National International, Ltd.
0.284%, 04/17/2014 (P)(S)*	5,000,000	5,000,000
Bank of New York Mellon Corp. 4.300%,
05/15/2014 *	2,000,000	2,029,262
Caterpillar Financial Services Corp. 6.125%,
02/17/2014 *	2,000,000	2,014,869
Credit Suisse New York
1.204%, 01/14/2014 (P)*	3,000,000	3,000,947
2.200%, 01/14/2014 *	8,000,000	8,005,245
General Electric Capital Corp.
5.500%, 06/04/2014 *	4,100,000	4,188,961
5.650%, 06/09/2014 *	10,800,000	11,049,037
JPMorgan Chase & Company
0.298%, 02/03/2014 (P)(S)*	5,000,000	5,000,000
0.993%, 05/02/2014 (P)*	9,655,000	9,677,468
4.650%, 06/01/2014 *	8,248,000	8,391,133
National Australia Bank
0.966%, 04/11/2014 (P)(S)*	6,000,000	6,011,603
Royal Bank of Canada 1.450%, 10/30/2014 *	3,370,000	3,402,992
Westpac Banking Corp.
0.247%, 05/28/2014 (P)(S)*	8,000,000	8,000,000
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $80,771,517)		$80,771,517

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 27.0%
U.S. Government - 7.6%
U.S. Treasury Note
0.625%, 07/15/2014 *	6,000,000	6,016,990
0.750%, 06/15/2014 *	12,000,000	12,035,653
1.000%, 05/15/2014 *	3,000,000	3,009,333
2.375%, 09/30/2014 *	10,000,000	10,163,191
4.250%, 08/15/2014 *	5,000,000	5,126,180
U.S. Government Agency - 19.4%
Federal Agricultural Mortgage Corp. 0.040%,
01/10/2014 *	12,000,000	11,999,880
Federal Home Loan Bank
0.030%, 01/06/2014 *	2,800,000	2,799,988
0.035%, 01/02/2014 *	4,120,000	4,119,996
0.040%, 01/02/2014 to 01/22/2014 *	55,310,000	55,309,392
0.045%, 01/24/2014 *	2,340,000	2,339,933
0.050%, 01/21/2014 *	3,200,000	3,199,911
0.060%, 01/02/2014 *	4,200,000	4,199,993

Money Market Trust B (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. 0.040%,
01/24/2014 *	$6,000,000	$5,999,847
Federal National Mortgage Association
0.045%, 01/02/2014 *	3,540,000	3,539,996
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $129,860,283)		$129,860,283

CERTIFICATE OF DEPOSIT - 24.9%
Bank of Montreal
0.090%, 01/06/2014 *	7,000,000	7,000,000
0.230%, 06/10/2014 (P)*	5,000,000	5,000,000
0.235%, 12/18/2014 (P)*	5,000,000	5,000,000
Bank of Nova Scotia 0.240%, 04/11/2014 (P)*	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.338%, 05/19/2014 (P)*	10,000,000	10,000,384
0.390%, 05/13/2014 *	6,650,000	6,652,910
Barclays Bank PLC
0.374%, 03/13/2014 (P)*	8,000,000	8,000,000
0.387%, 03/13/2014 (P)*	8,000,000	8,000,000
Deutsche Bank AG
0.270%, 05/30/2014 *	8,000,000	8,000,000
0.340%, 02/26/2014 (P)*	10,000,000	10,000,000
Royal Bank of Canada
0.310%, 01/30/2014 (P)*	10,000,000	10,000,000
Sumitomo Mitsui Banking Corp.
0.160%, 01/06/2014 *	12,000,000	12,000,000
0.400%, 04/11/2014 *	10,000,000	10,000,000
Toronto-Dominion Bank 0.260%, 01/06/2014 *	3,000,000	3,000,004
Wells Fargo Bank NA
0.221%, 07/11/2014 (P)*	8,000,000	8,000,000
Westpac Banking Corp.
0.280%, 04/28/2014 (P)*	4,000,000	4,000,000
TOTAL CERTIFICATE OF DEPOSIT (Cost $119,653,298)		$119,653,298
Total Investments (Money Market Trust B)
(Cost $466,628,102) - 97.0%		$466,628,102
Other assets and liabilities, net - 3.0%		14,323,880
TOTAL NET ASSETS - 100.0%		$480,951,982

New Income Trust

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 45.9%
U.S. Government - 16.5%
Treasury Inflation Protected Securities,
Inflation Indexed
Note 2.000%, 07/15/2014	$27,349,415	$27,951,950
U.S. Treasury, Strip, PO
2.750%, 11/15/2023	9,570,000	9,345,698
U.S. Treasury Bonds
3.125%, 02/15/2043	83,590,000	71,260,475
4.625%, 02/15/2040	30,070,000	33,828,750
5.375%, 02/15/2031	19,000,000	23,221,572
U.S. Treasury Notes
0.625%, 11/30/2017	55,565,000	54,158,539
0.875%, 02/28/2017	188,785,000	188,726,099
1.250%, 10/31/2018	23,400,000	22,926,524

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
2.250%, 05/31/2014	$20,575,000	$20,755,031
2.625%, 04/30/2016	6,640,000	6,965,772
U.S. Treasury Strips, PO 3.215%,
05/15/2021 *	220,000	180,608
		459,321,018
U.S. Government Agency - 29.4%
Federal Home Loan Bank
5.250%, 06/18/2014	510,000	522,017
Federal Home Loan Mortgage Corp.
2.232%, 09/01/2035 (P)	33,045	34,913
2.378%, 06/01/2037 (P)	240,594	255,073
2.379%, 07/01/2038 (P)	38,538	40,877
2.389%, 06/01/2038 (P)	51,147	53,792
2.392%, 03/01/2036 (P)	68,237	72,523
2.396%, 01/01/2036 (P)	87,419	92,621
2.410%, 09/01/2032 (P)	1,142	1,213
2.446%, 04/01/2037 (P)	103,219	108,034
2.475%, 07/01/2035 (P)	21,521	22,872
2.476%, 07/01/2035 (P)	34,451	36,331
2.481%, 10/01/2036 (P)	163,021	173,260
2.500%, 05/01/2028	6,704,327	6,643,831
2.525%, 11/01/2035 (P)	19,498	20,722
2.561%, 05/01/2037 (P)	32,860	34,924
2.591%, 01/01/2037 (P)	33,461	35,218
2.598%, 01/01/2036 (P)	1,065	1,118
2.605%, 02/01/2035 (P)	63,482	67,470
2.649%, 02/01/2037 (P)	88,821	94,400
2.797%, 02/01/2037 (P)	132,661	140,994
2.948%, 02/01/2037 (P)	34,807	36,993
2.951%, 02/01/2038 (P)	86,324	91,747
3.000%, 01/01/2043	15,514,911	14,706,439
3.500%, 10/01/2026 to 05/01/2043	18,671,663	18,701,884
4.000%, 05/01/2026 to 12/01/2041	23,397,959	24,119,300
4.500%, 11/01/2018 to 03/01/2041	28,191,003	29,844,266
5.000%, 10/01/2018 to 08/01/2040	19,439,329	20,983,995
5.500%, 03/01/2018 to 12/01/2039	550,372	595,544
5.850%, 12/01/2036 (P)	36,624	39,304
5.938%, 10/01/2036 (P)	72,665	78,240
6.000%, 03/01/2014 to 08/01/2038	691,989	761,188
6.055%, 11/01/2036 (P)	22,201	23,848
6.138%, 10/01/2036 (P)	52,907	56,966
6.316%, 08/01/2036 (P)	24,250	26,108
6.500%, 05/01/2017 to 03/01/2037	297,385	333,160
7.000%, 02/01/2024 to 06/01/2032	10,305	11,896
7.500%, 05/01/2024 to 06/01/2024	1,202	1,388
10.500%, 05/01/2019	21	22
Federal National Mortgage Association
1.737%, 10/01/2033 (P)	34,300	35,377
1.950%, 06/01/2037 (P)	51,606	53,959
2.237%, 12/01/2035 (P)	6,975	7,320
2.250%, 09/01/2037 (P)	21,589	22,877
2.270%, 09/01/2035 (P)	107,961	114,386
2.273%, 11/01/2035 (P)	71,133	75,324
2.296%, 12/01/2035 (P)	7,887	8,348
2.308%, 07/01/2035 (P)	27,574	28,795
2.314%, 07/01/2027 (P)	462	473
2.375%, 07/01/2036 (P)	212,878	224,060
2.380%, 08/01/2037 (P)	42,937	45,634
2.443%, 05/01/2038 (P)	146,462	155,661
2.458%, 08/01/2036 (P)	96,009	102,039
2.500%, 10/01/2027 to 04/01/2028	41,236,622	40,816,035

New Income Trust (continued)

	Shares or Principal Amount		Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
2.583%, 05/01/2038 (P)		$113,544	$120,196
2.592%, 05/01/2038 (P)		37,536	39,894
2.594%, 08/01/2038 (P)		26,707	28,210
2.596%, 04/01/2038 (P)		47,241	50,208
2.664%, 12/01/2035 (P)		18,897	20,084
2.665%, 12/01/2036 (P)		83,921	89,193
2.697%, 01/01/2037 (P)		50,297	53,016
2.709%, 12/01/2035 (P)		3,067	3,229
3.000%, 06/01/2027 to 05/01/2043		83,305,721	80,259,280
3.500%, 01/01/2026 to 07/01/2043		58,077,429	58,298,365
4.000%, 06/01/2025 to 01/01/2042		82,511,491	85,429,835
4.375%, 10/15/2015		825,000	883,163
4.500%, 05/01/2019 to 09/01/2042		70,467,610	74,785,268
4.625%, 10/15/2014		660,000	683,062
5.000%, 05/01/2018 to 07/01/2041		45,342,130	49,154,607
5.500%, 11/01/2015 to 04/01/2040		39,713,285	43,869,273
5.563%, 01/01/2019 (P)		324	352
5.846%, 09/01/2036 (P)		16,466	17,697
6.000%, 09/01/2017 to 10/01/2039		32,057,137	35,466,885
6.500%, 11/01/2015 to 06/01/2039		6,004,578	6,670,690
7.000%, 12/01/2029 to 04/01/2037		16,353	18,346
Government National
Mortgage Association
2.500%, 05/20/2027 to 03/20/2043		37,330,155	36,159,526
3.000%, 08/20/2042 to 11/20/2043		49,385,135	47,830,273
3.500%, 09/15/2041 to 05/20/2043		44,771,106	45,209,481
4.000%, 09/20/2040 to 07/20/2042		24,368,016	25,371,736
4.500%, 01/15/2019 to 03/20/2041		25,482,322	27,264,470
5.000%, 01/15/2019 to 03/20/2041		16,283,034	17,726,902
5.500%, 02/15/2029 to 12/20/2039		9,382,256	10,364,852
6.000%, 02/15/2014 to 07/20/2039		6,772,254	7,541,269
6.500%, 12/15/2014 to 09/15/2038		2,574,147	2,932,547
7.000%, 04/15/2017 to 10/20/2036		1,006,881	1,175,588
9.250%, 10/15/2016 to 12/15/2019		2,433	2,799
9.750%, 07/15/2017 to 02/15/2021		2,359	2,810
10.250%, 11/15/2020		1,398	1,691
12.250%, 02/15/2015		32	34
12.750%, 06/20/2014		17	18
			818,079,628
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,310,291,170)			$1,277,400,646

FOREIGN GOVERNMENT
OBLIGATIONS - 4.3%
Bermuda - 0.2%
Government of Bermuda
4.138%, 01/03/2023 (S)		2,075,000	1,983,497
4.854%, 02/06/2024 (S)		1,220,000	1,221,911
5.603%, 07/20/2020 (S)		2,190,000	2,354,250
			5,559,658
Brazil - 1.2%
Federative Republic of Brazil
4.875%, 01/22/2021		1,000,000	1,055,000
6.000%, 05/15/2015 to 08/15/2050	BRL	4,698,000	4,700,779
10.000%, 01/01/2017 to 01/01/2023		67,723,000	26,765,401
			32,521,180

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount		Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Iceland - 0.1%
Republic of Iceland
5.875%, 05/11/2022		$2,630,000	$2,678,992
Mexico - 0.7%
Government of Mexico
4.000%, 06/13/2019	MXN	16,466,169	1,393,314
6.500%, 06/10/2021		33,935,000	2,666,577
7.750%, 11/13/2042		28,860,000	2,256,473
8.500%, 11/18/2038		165,625,000	14,011,546
			20,327,910
Morocco - 0.2%
Kingdom of Morocco
4.250%, 12/11/2022 (S)		$4,330,000	4,005,250
Netherlands - 0.0%
MDC-GMTN B.V.
5.750%, 05/06/2014 (S)		350,000	356,124
Russia - 0.5%
Government of Russia
Bond6.800%, maturing at 12/11/2019	RUB	210,295,000	6,266,460
7.000%, 01/25/2023		105,445,000	3,092,083
7.400%, 06/14/2017		132,110,000	4,094,924
			13,453,467
South Africa - 0.1%
Republic of South Africa
Bond5.875%, maturing at 09/16/2025		$2,565,000	2,667,600
8.250%, 09/15/2017	ZAR	12,655,000	1,257,934
			3,925,534
Turkey - 0.2%
Republic of Turkey
6.000%, 01/14/2041		$6,425,000	5,641,150
United Kingdom - 1.1%
Government of United Kingdom
1.250%, 07/22/2018	GBP	19,085,000	30,733,119
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $127,797,830)			$119,202,384

CORPORATE BONDS - 27.3%
Consumer Discretionary - 3.8%
21st Century Fox America, Inc.
7.850%, 03/01/2039		$190,000	242,752
CCO Holdings LLC
6.625%, 01/31/2022		2,635,000	2,714,049
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020		125,000	130,000
Comcast Corp.
3.125%, 07/15/2022		2,210,000	2,105,812
6.950%, 08/15/2037		5,815,000	7,127,131
COX Communications, Inc.
3.250%, 12/15/2022 (S)		2,195,000	1,983,128
8.375%, 03/01/2039 (S)		2,615,000	3,162,759
Delphi Corp.
5.000%, 02/15/2023		1,925,000	1,980,344
DIRECTV Holdings LLC
1.750%, 01/15/2018		5,120,000	5,020,314
2.400%, 03/15/2017		3,415,000	3,475,435
5.875%, 10/01/2019		1,750,000	1,981,242
DISH DBS Corp.
4.250%, 04/01/2018		1,925,000	1,963,500
5.125%, 05/01/2020		2,335,000	2,340,838

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Dollar General Corp.
3.250%, 04/15/2023	$3,080,000	$2,828,623
4.125%, 07/15/2017	1,355,000	1,438,086
Ford Motor Credit Company LLC
5.750%, 02/01/2021	12,180,000	13,628,397
General Motors Financial Company, Inc.
6.750%, 06/01/2018	1,400,000	1,596,000
Hyatt Hotels Corp.
3.875%, 08/15/2016	4,495,000	4,745,902
Hyundai Capital America
1.875%, 08/09/2016 (S)	1,255,000	1,259,460
2.875%, 08/09/2018 (S)	2,110,000	2,116,963
Mohawk Industries, Inc.
3.850%, 02/01/2023	4,200,000	3,990,000
NBCUniversal Enterprise, Inc.
1.974%, 04/15/2019 (S)	2,470,000	2,414,712
NBCUniversal Media LLC
2.875%, 01/15/2023	2,705,000	2,500,207
5.150%, 04/30/2020	5,325,000	5,945,341
Newell Rubbermaid, Inc.
2.050%, 12/01/2017	1,250,000	1,238,009
NVR, Inc.
3.950%, 09/15/2022	1,710,000	1,613,771
O’Reilly Automotive, Inc.
3.800%, 09/01/2022	860,000	828,761
4.875%, 01/14/2021	3,970,000	4,156,336
QVC, Inc.
4.375%, 03/15/2023	5,195,000	4,849,636
7.500%, 10/01/2019 (S)	400,000	431,102
SES SA
3.600%, 04/04/2023 (S)	2,185,000	2,035,808
TCM Sub LLC
3.550%, 01/15/2015 (S)	2,410,000	2,477,205
The Interpublic Group of Companies, Inc.
2.250%, 11/15/2017	1,145,000	1,128,353
3.750%, 02/15/2023	1,615,000	1,509,495
4.000%, 03/15/2022	2,365,000	2,260,072
Univision Communications, Inc.
5.125%, 05/15/2023 (S)	800,000	799,000
Virgin Media Secured Finance PLC
5.250%, 01/15/2021	1,670,000	1,701,775
Whirlpool Corp.
3.700%, 03/01/2023	585,000	558,359
WPP Finance 2010
4.750%, 11/21/2021	3,650,000	3,789,273
WPP Finance UK
8.000%, 09/15/2014	80,000	83,980
		106,151,930
Consumer Staples - 1.5%
Altria Group, Inc.
4.750%, 05/05/2021	4,490,000	4,812,351
9.250%, 08/06/2019	1,805,000	2,376,483
Avon Products, Inc.
4.600%, 03/15/2020	3,565,000	3,531,500
5.000%, 03/15/2023	3,745,000	3,635,545
Bunge NA Finance LP
5.900%, 04/01/2017	870,000	949,572
Bunge, Ltd. Finance Corp.
3.200%, 06/15/2017	1,970,000	2,025,316
4.100%, 03/15/2016	1,405,000	1,483,513
8.500%, 06/15/2019	1,365,000	1,676,008
ConAgra Foods, Inc.
3.200%, 01/25/2023	3,915,000	3,629,037

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer Staples (continued)
Delhaize Group SA
6.500%, 06/15/2017	$3,055,000	$3,429,809
Reynolds American, Inc.
3.250%, 11/01/2022	2,170,000	1,997,036
Rite Aid Corp.
9.250%, 03/15/2020	4,100,000	4,704,750
The Kroger Co
3.300%, 01/15/2021	2,650,000	2,629,171
Tyson Foods, Inc.
4.500%, 06/15/2022	2,875,000	2,923,133
WM Wrigley Jr. Company
2.400%, 10/21/2018 (S)	1,695,000	1,683,727
		41,486,951
Energy - 4.3%
Anadarko Petroleum Corp.
6.375%, 09/15/2017	2,385,000	2,737,086
Antero Resources Finance Corp.
7.250%, 08/01/2019	439,000	471,925
Boardwalk Pipelines LP
5.750%, 09/15/2019	415,000	459,511
CNOOC Finance 2013, Ltd.
1.750%, 05/09/2018	1,270,000	1,240,833
Colorado Interstate Gas Company
5.950%, 03/15/2015	125,000	131,998
DCP Midstream Operating LP
2.500%, 12/01/2017	955,000	950,485
3.250%, 10/01/2015	1,085,000	1,120,908
3.875%, 03/15/2023	1,890,000	1,737,732
Ecopetrol SA
4.250%, 09/18/2018	400,000	422,000
El Paso Natural Gas Company
5.950%, 04/15/2017	98,000	108,925
Energy Transfer Partners LP
3.600%, 02/01/2023	6,495,000	6,005,258
5.200%, 02/01/2022	3,120,000	3,280,387
Enterprise Products Operating LLC
5.950%, 02/01/2041	2,755,000	2,990,561
7.550%, 04/15/2038	520,000	655,413
EQT Corp.
4.875%, 11/15/2021	4,800,000	4,915,882
Gazprom OAO
4.950%, 05/23/2016 (S)	2,475,000	2,627,213
7.288%, 08/16/2037	140,000	147,525
8.625%, 04/28/2034	2,365,000	2,790,700
MarkWest Energy Partners LP
4.500%, 07/15/2023	1,925,000	1,804,688
Murphy Oil Corp.
4.000%, 06/01/2022	4,340,000	4,123,161
Nabors Industries, Inc.
2.350%, 09/15/2016 (S)	610,000	616,102
4.625%, 09/15/2021	2,155,000	2,154,685
National Gas Company of Trinidad &
Tobago, Ltd.
6.050%, 01/15/2036 (S)	100,000	104,125
Noble Energy, Inc.
6.000%, 03/01/2041	2,665,000	2,840,442
ONEOK Partners LP
3.200%, 09/15/2018	681,000	695,987
Origin Energy Finance, Ltd.
3.500%, 10/09/2018 (S)	3,325,000	3,339,733
PDC Energy, Inc.
7.750%, 10/15/2022	1,000,000	1,080,000

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Pemex Project Funding Master Trust
6.625%, 06/15/2035	$2,340,000	$2,462,850
Petrobras Global Finance BV
4.375%, 05/20/2023	2,080,000	1,850,220
Petrobras International Finance Company
5.750%, 01/20/2020	1,805,000	1,855,300
5.875%, 03/01/2018	2,680,000	2,855,084
7.875%, 03/15/2019	2,366,000	2,678,728
Petrohawk Energy Corp.
7.250%, 08/15/2018	1,920,000	2,069,760
Petroleos Mexicanos
3.500%, 07/18/2018	620,000	636,275
4.875%, 01/24/2022	4,240,000	4,356,600
5.500%, 06/27/2044	3,855,000	3,517,688
6.500%, 06/02/2041	1,775,000	1,854,875
Phillips 66
4.300%, 04/01/2022	2,710,000	2,750,046
Pioneer Natural Resources Company
3.950%, 07/15/2022	2,700,000	2,706,448
Plains All American Pipeline LP
2.850%, 01/31/2023	1,825,000	1,656,615
5.750%, 01/15/2020	2,165,000	2,468,719
Rowan Companies, Inc.
4.875%, 06/01/2022	1,190,000	1,205,900
5.000%, 09/01/2017	2,885,000	3,125,462
7.875%, 08/01/2019	360,000	432,141
Spectra Energy Capital LLC
3.300%, 03/15/2023	4,265,000	3,771,164
Statoil ASA
1.950%, 11/08/2018	3,045,000	3,017,397
Swift Energy Company
7.875%, 03/01/2022	3,900,000	3,861,000
Transocean, Inc.
2.500%, 10/15/2017	3,180,000	3,212,353
5.050%, 12/15/2016	1,940,000	2,142,901
Valero Energy Corp.
9.375%, 03/15/2019	150,000	193,222
Western Gas Partners LP
4.000%, 07/01/2022	4,565,000	4,350,600
Williams Companies, Inc.
3.700%, 01/15/2023	3,205,000	2,793,077
Williams Partners LP
3.350%, 08/15/2022	2,835,000	2,627,909
4.125%, 11/15/2020	2,275,000	2,329,427
6.300%, 04/15/2040	2,365,000	2,533,828
		118,868,854
Financials - 7.7%
ABN AMRO Bank NV
6.250%, 04/27/2022	2,251,000	2,419,766
Aflac, Inc.
3.625%, 06/15/2023	4,320,000	4,174,878
American International Group, Inc.
4.125%, 02/15/2024	4,155,000	4,123,970
6.400%, 12/15/2020	685,000	808,622
Ameriprise Financial, Inc.
7.300%, 06/28/2019	2,530,000	3,101,256
Banco Santander Chile
3.875%, 09/20/2022 (S)	2,810,000	2,646,357
Bank of America Corp.
3.875%, 03/22/2017	2,795,000	2,982,106
5.625%, 07/01/2020	4,935,000	5,632,908
5.650%, 05/01/2018	13,785,000	15,683,994

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Berkshire Hathaway Finance Corp.
4.300%, 05/15/2043	$2,575,000	$2,310,457
BNP Paribas SA
2.700%, 08/20/2018	3,775,000	3,843,856
Boardwalk Pipelines LP
3.375%, 02/01/2023	3,895,000	3,496,651
BPCE SA
2.500%, 12/10/2018	5,580,000	5,547,167
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	5,640,000	5,709,321
CNA Financial Corp.
5.875%, 08/15/2020	2,665,000	3,036,232
Cooperatieve Centrale Raiffeisen
4.625%, 12/01/2023	4,225,000	4,247,764
Equity One, Inc.
3.750%, 11/15/2022	4,035,000	3,780,036
General Electric Capital Corp.
5.300%, 02/11/2021	9,575,000	10,697,640
6.875%, 01/10/2039	6,925,000	8,874,851
ING US, Inc.
2.900%, 02/15/2018	2,200,000	2,249,122
Intesa Sanpaolo SpA
3.125%, 01/15/2016	3,790,000	3,862,040
Invesco Finance PLC
4.000%, 01/30/2024	2,020,000	1,998,808
Janus Capital Group, Inc.
6.700%, 06/15/2017	625,000	695,736
JPMorgan Chase & Company
3.375%, 05/01/2023	3,210,000	2,986,895
4.500%, 01/24/2022	15,430,000	16,298,154
Kilroy Realty LP
4.800%, 07/15/2018	2,390,000	2,560,082
6.625%, 06/01/2020	2,330,000	2,654,930
Lloyds Bank PLC
6.500%, 09/14/2020 (S)	2,281,000	2,589,973
Morgan Stanley
2.125%, 04/25/2018	12,690,000	12,574,597
5.500%, 07/28/2021	2,500,000	2,790,058
5.950%, 12/28/2017	7,600,000	8,679,542
6.625%, 04/01/2018	2,390,000	2,795,308
Morgan Stanley Company
5.000%, 11/24/2025	5,745,000	5,751,670
Neuberger Berman Group LLC
5.875%, 03/15/2022 (S)	4,295,000	4,423,850
Principal Financial Group, Inc.
6.050%, 10/15/2036	180,000	203,701
8.875%, 05/15/2019	200,000	255,575
ProLogis LP
4.500%, 08/15/2017	2,665,000	2,877,139
Provident Companies, Inc.
7.000%, 07/15/2018	2,360,000	2,687,780
RCI Banque SA
4.600%, 04/12/2016 (S)	3,700,000	3,921,142
Regency Centers LP
6.000%, 06/15/2020	1,065,000	1,202,677
Reinsurance Group of America, Inc.
4.700%, 09/15/2023	3,360,000	3,392,088
5.000%, 06/01/2021	1,720,000	1,802,741
5.625%, 03/15/2017	2,275,000	2,507,155
6.450%, 11/15/2019	705,000	812,477
Santander UK PLC
5.000%, 11/07/2023 (S)	1,500,000	1,503,200

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
State Street Corp.
3.100%, 05/15/2023	$1,535,000	$1,424,914
The Bank of New York Mellon Corp.
(4.500% to 06/20/2023, then 3 month
LIBOR + 2.460%)
06/20/2023 (Q)	3,325,000	3,017,438
The Goldman Sachs Group, Inc.
2.375%, 01/22/2018	5,415,000	5,433,167
2.900%, 07/19/2018	10,500,000	10,680,338
5.750%, 01/24/2022	1,900,000	2,135,940
Unum Group
5.625%, 09/15/2020	1,040,000	1,138,677
WEA Finance LLC
3.375%, 10/03/2022 (S)	2,420,000	2,287,493
Weingarten Realty Investors
3.500%, 04/15/2023	940,000	862,788
		214,175,027
Health Care - 1.2%
Actavis, Inc.
3.250%, 10/01/2022	4,160,000	3,874,158
Baxter International, Inc.
3.200%, 06/15/2023	2,620,000	2,498,885
Celgene Corp.
5.250%, 08/15/2043	2,520,000	2,531,799
Community Health Systems, Inc.
8.000%, 11/15/2019	4,150,000	4,502,750
Express Scripts Holding Company
3.900%, 02/15/2022	1,845,000	1,844,137
Kaiser Foundation Hospitals
3.500%, 04/01/2022	2,455,000	2,323,640
Life Technologies Corp.
3.500%, 01/15/2016	3,455,000	3,598,718
6.000%, 03/01/2020	3,000,000	3,443,364
Novant Health, Inc.
5.850%, 11/01/2019	1,445,000	1,602,634
Perrigo Company PLC
2.300%, 11/08/2018 (S)	1,420,000	1,400,841
Thermo Fisher Scientific, Inc.
1.850%, 01/15/2018	265,000	263,490
2.400%, 02/01/2019	950,000	940,640
4.150%, 02/01/2024	2,165,000	2,140,841
UnitedHealth Group, Inc.
4.625%, 11/15/2041	2,165,000	2,037,832
		33,003,729
Industrials - 2.4%
American Airlines 2013-1 Class A Pass
Through Trust
4.000%, 07/15/2025 (S)	3,695,000	3,574,913
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023 (S)	4,100,000	4,274,250
Burlington Northern Santa Fe LLC
5.400%, 06/01/2041	1,525,000	1,576,405
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	1,340,696	1,528,393
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 11/10/2019	363,474	416,177
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	936,700	995,243

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 04/11/2024	$1,121,699	$1,127,308
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 12/17/2019	487,389	560,497
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 05/23/2019	785,883	846,789
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	488,171	532,106
Eaton Corp.
4.000%, 11/02/2032	1,600,000	1,465,043
ERAC USA Finance LLC
2.250%, 01/10/2014 (S)	1,565,000	1,565,474
2.800%, 11/01/2018 (S)	510,000	515,106
3.300%, 10/15/2022 (S)	755,000	700,415
5.250%, 10/01/2020 (S)	3,300,000	3,624,063
GATX Corp.
2.500%, 03/15/2019	3,590,000	3,557,518
3.500%, 07/15/2016	1,590,000	1,657,958
4.850%, 06/01/2021	2,730,000	2,783,287
Heathrow Funding, Ltd.
4.875%, 07/15/2021 (S)	5,585,000	5,825,714
Kansas City Southern Railway
4.300%, 05/15/2043 (S)	4,215,000	3,664,871
Odebrecht Finance, Ltd.
5.125%, 06/26/2022 (S)	3,005,000	2,941,144
Republic Services, Inc.
3.550%, 06/01/2022	2,285,000	2,200,030
5.700%, 05/15/2041	3,950,000	4,213,287
Southwest Airlines Company
5.125%, 03/01/2017	3,710,000	4,027,947
Union Pacific Corp.
4.750%, 09/15/2041	3,475,000	3,356,200
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 06/03/2025	2,909,978	2,953,628
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 11/15/2025	2,935,000	2,854,288
Valmont Industries, Inc.
6.625%, 04/20/2020	2,505,000	2,807,529
Verisk Analytics, Inc.
5.800%, 05/01/2021	2,000,000	2,157,226
		68,302,809
Information Technology - 0.6%
Affiliated Computer Services, Inc.
5.200%, 06/01/2015	1,095,000	1,155,080
Apple, Inc.
2.400%, 05/03/2023	8,890,000	7,980,535
Avnet, Inc.
4.875%, 12/01/2022	4,125,000	4,136,274
Fiserv, Inc.
3.125%, 06/15/2016	1,215,000	1,267,778
3.500%, 10/01/2022	2,190,000	2,030,566
Xerox Corp.
6.350%, 05/15/2018	485,000	554,049
		17,124,282

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Materials - 1.0%
ArcelorMittal
6.125%, 06/01/2018	$5,325,000	$5,844,188
Corp. Nacional del Cobre de Chile
4.500%, 08/13/2023 (S)	2,800,000	2,783,416
7.500%, 01/15/2019 (S)	260,000	309,490
Holcim US Finance Sarl & Cie SCS
5.150%, 09/12/2023 (S)	2,575,000	2,639,831
6.000%, 12/30/2019 (S)	2,095,000	2,366,502
International Paper Company
4.750%, 02/15/2022	6,135,000	6,423,412
9.375%, 05/15/2019	400,000	524,402
LyondellBasell Industries NV
5.000%, 04/15/2019	2,520,000	2,797,253
Packaging Corp. of America
4.500%, 11/01/2023	1,305,000	1,306,314
Vale Overseas, Ltd.
4.375%, 01/11/2022	4,205,000	4,079,956
		29,074,764
Telecommunication Services - 3.3%
American Tower Corp.
3.400%, 02/15/2019	1,620,000	1,648,356
5.050%, 09/01/2020	3,410,000	3,601,802
7.250%, 05/15/2019	3,768,000	4,444,051
CC Holdings GS V LLC
2.381%, 12/15/2017	4,208,000	4,166,147
3.849%, 04/15/2023	8,350,000	7,804,177
Crown Castle Towers LLC
6.113%, 01/15/2020 (S)	3,988,000	4,467,178
Grain Spectrum Funding LLC
4.000%, 10/10/2018 (S)	4,560,000	4,524,399
GTP Acquisition Partners I LLC
2.364%, 05/15/2018 (S)	2,905,000	2,831,402
4.347%, 06/15/2016 (S)	1,335,000	1,405,005
Qwest Corp.
7.500%, 10/01/2014	175,000	183,685
SBA Telecommunications, Inc.
8.250%, 08/15/2019	81,000	86,873
SBA Tower Trust
3.598%, 04/15/2018 (S)	3,575,000	3,493,236
4.254%, 04/15/2015 (S)	5,420,000	5,487,696
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	3,955,000	4,765,775
T-Mobile USA, Inc.
6.731%, 04/28/2022	3,910,000	4,076,175
Telefonica Emisiones SAU
3.992%, 02/16/2016	1,485,000	1,559,756
6.221%, 07/03/2017	2,290,000	2,580,615
Verizon Communications, Inc.
4.500%, 09/15/2020	5,050,000	5,400,218
5.150%, 09/15/2023	4,165,000	4,464,884
6.400%, 09/15/2033	17,295,000	19,836,691
Verizon Wireless Capital LLC
8.500%, 11/15/2018	3,045,000	3,853,536
		90,681,657
Utilities - 1.5%
Appalachian Power Company
6.375%, 04/01/2036	2,010,000	2,228,855
Enable Oklahoma Intrastate
Transmission LLC
6.250%, 03/15/2020 (S)	1,500,000	1,621,467
Exelon Generation Company LLC
6.250%, 10/01/2039	945,000	954,783

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
FirstEnergy Corp.
2.750%, 03/15/2018	$2,135,000	$2,096,833
4.250%, 03/15/2023	2,930,000	2,727,033
7.375%, 11/15/2031	3,630,000	3,934,891
Iberdrola Finance Ireland, Ltd.
3.800%, 09/11/2014 (S)	4,315,000	4,401,580
NiSource Finance Corp.
5.950%, 06/15/2041	2,725,000	2,830,291
6.250%, 12/15/2040	1,315,000	1,401,039
PacifiCorp
6.250%, 10/15/2037	3,000,000	3,565,686
Pennsylvania Electric Company
6.150%, 10/01/2038	1,375,000	1,452,928
PPL Capital Funding, Inc.
3.400%, 06/01/2023	3,060,000	2,842,691
3.500%, 12/01/2022	2,555,000	2,409,237
PPL WEM Holdings PLC
3.900%, 05/01/2016 (S)	3,200,000	3,343,827
Public Service Company of Oklahoma
5.150%, 12/01/2019	885,000	979,876
Southwest Gas Corp.
3.875%, 04/01/2022	1,115,000	1,122,521
Suburban Propane Partners LP
7.375%, 03/15/2020 to 08/01/2021	105,000	113,450
Tampa Electric Company
6.150%, 05/15/2037	235,000	271,333
TECO Finance, Inc.
5.150%, 03/15/2020	3,015,000	3,302,923
6.572%, 11/01/2017	35,000	40,450
		41,641,694
TOTAL CORPORATE BONDS (Cost $745,981,503)		$760,511,697

MUNICIPAL BONDS - 5.0%
Bay Area Toll Authority (California)
6.263%, 04/01/2049	1,500,000	1,799,115
Chicago Metropolitan Water Reclamation
District (Illinois) 5.720%, 12/01/2038	2,235,000	2,425,802
Chicago Transit Authority, Series A
(Illinois) 6.899%, 12/01/2040	260,000	291,439
City of Chicago 6.395%, 01/01/2040	1,925,000	2,147,472
City of Houston 5.000%, 03/01/2023	1,765,000	2,023,131
City of New York 5.846%, 06/01/2040	2,400,000	2,615,352
Commonwealth of Massachusetts
4.500%, 08/01/2031	2,780,000	2,672,025
5.000%, 06/01/2023	1,215,000	1,400,798
Commonwealth of Pennsylvania
5.000%, 06/01/2024	3,040,000	3,452,498
5.000%, 07/01/2021	2,730,000	3,202,399
5.000%, 04/01/2025	960,000	1,089,571
Commonwealth of Virginia
5.000%, 06/01/2023	905,000	1,076,226
Dallas Independent School District (Texas)
5.000%, 08/15/2029	1,655,000	1,826,657
Denver City & County School District
No. 1 (Colorado) 4.242%, 12/15/2037	1,575,000	1,401,608
District of Columbia
5.591%, 12/01/2034	375,000	413,033
5.250%, 12/01/2034	2,610,000	2,828,901
East Bay Municipal Utility District
(California) 5.874%, 06/01/2040	1,665,000	1,889,942
Florida Hurricane Catastrophe Fund
Finance Corp., Series A
1.298%, 07/01/2016	2,825,000	2,818,926

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
Florida Hurricane Catastrophe Fund
Finance Corp., Series A (continued)
2.995%, 07/01/2020	$3,160,000	$2,990,403
JobsOhio Beverage System
4.532%, 01/01/2035	1,400,000	1,296,624
Kansas Development Finance Authority
5.501%, 05/01/2034	110,000	113,086
Los Angeles Department of Airports
(California) 7.053%, 05/15/2040	2,600,000	2,985,476
Los Angeles Department of Water &
Power (California) 5.000%, 07/01/2043	2,780,000	2,877,272
Maryland State Transportation Authority
5.888%, 07/01/2043	1,070,000	1,159,966
5.754%, 07/01/2041	3,770,000	4,073,749
Massachusetts Bay Transportation
Authority 5.000%, 07/01/2020	2,040,000	2,403,181
Metropolitan Transportation Authority
(New York) 7.336%, 11/15/2039	2,150,000	2,813,813
New Jersey Transportation Trust Fund
Authority 5.250%, 12/15/2022	1,235,000	1,419,101
New York City Housing
Development Corp. 6.420%, 11/01/2027	5,000	5,005
New York City Municipal Water Finance
Authority 5.952%, 06/15/2042	840,000	971,981
New York City Transitional
Finance Authority
5.508%, 08/01/2037	2,630,000	2,883,190
5.267%, 05/01/2027	3,925,000	4,211,878
5.000%, 05/01/2023	2,185,000	2,506,261
New York City Transitional Finance
Authority Future Tax Secured Revenue
5.000%, 11/01/2024	1,300,000	1,463,800
5.000%, 02/01/2025	1,315,000	1,456,954
New York State Dormitory Authority
4.000%, 12/15/2022	1,495,000	1,618,711
New York State Urban
Development Corp., Series A-1
5.000%, 03/15/2043	4,235,000	4,344,687
Philadelphia Authority for Industrial
Development (Pennsylvania)
3.964%, 04/15/2026	6,265,000	5,601,975
Port Authority of New York & New Jersey
(New York) 4.458%, 10/01/2062	3,050,000	2,585,912
Regional Transportation District
(Colorado) 5.000%, 11/01/2038	2,630,000	2,745,773
San Diego County Water Authority
(California) 6.138%, 05/01/2049	840,000	982,388
South Carolina State Public Service
Authority 4.322%, 12/01/2027	3,205,000	3,028,372
State of California 5.000%, 04/01/2043	485,000	492,139
State of Delaware 5.000%, 08/01/2024	3,060,000	3,603,089
State of Georgia
5.000%, 07/01/2023	2,175,000	2,549,144
5.000%, 07/01/2025	1,630,000	1,873,033
5.000%, 07/01/2024	1,175,000	1,362,601
5.000%, 10/01/2021	4,690,000	5,573,033
State of Hawaii 5.000%, 12/01/2023	4,670,000	5,352,007
State of Minnesota 5.000%, 03/01/2027	1,465,000	1,619,147
State of Oregon 5.892%, 06/01/2027	60,000	68,799
State of Washington 5.000%, 07/01/2024	2,255,000	2,573,023
Texas Transportation Commission
5.178%, 04/01/2030	3,885,000	4,169,188
The University of Texas System
5.000%, 08/15/2043	3,695,000	3,868,665

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
Tompkins County Industrial Development
Agency (New York)
5.000%, 07/01/2037	$2,665,000	$2,803,767
University of Virginia 5.000%, 06/01/2043	905,000	960,802
Utah Transit Authority
5.937%, 06/15/2039	2,155,000	2,410,475
Utility Debt Securitization Authority
Series 2013t 2.042%, 06/15/2021	2,010,000	1,991,689
Virginia College Building Authority
5.000%, 02/01/2022	1,010,000	1,181,165
Virginia Commonwealth Transportation
Board 5.350%, 05/15/2035	515,000	541,208
Virginia Public School Authority
5.000%, 08/01/2023	3,125,000	3,612,719
TOTAL MUNICIPAL BONDS (Cost $144,186,762)		$138,520,146

TERM LOANS (M) - 1.3%
Consumer Discretionary - 0.5%
Atlantic Broadband Penn LLC
3.250%, 12/02/2019	1,757,250	1,749,562
Station Casinos LLC
5.000%, 03/02/2020	1,985,000	2,004,850
TWCC Holding Corp.
3.500%, 02/13/2017	4,372,221	4,386,759
Univision Communications, Inc.
4.000%, 03/02/2020	2,357,188	2,364,344
4.500%, 03/02/2020	3,108,655	3,123,642
		13,629,157
Consumer Staples - 0.2%
Dunkin’ Brands, Inc.
3.750%, 02/14/2020	4,538,763	4,551,730
HJ Heinz Company
3.500%, 06/05/2020	1,567,125	1,577,803
		6,129,533
Financials - 0.1%
Nuveen Investments, Inc.
4.167%, 05/15/2017	3,383,809	3,365,076
Health Care - 0.3%
Biomet, Inc.
3.670%, 07/25/2017	718,070	723,002
Capsugel Holdings US, Inc.
3.500%, 08/01/2018	3,446,806	3,444,651
HCA, Inc.
2.997%, 05/01/2018	3,570,040	3,570,040
		7,737,693
Information Technology - 0.1%
First Data Corp.
4.164%, 03/24/2017	2,951,102	2,954,791
Telecommunication Services - 0.1%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	4,123,377	4,153,015
TOTAL TERM LOANS (Cost $37,507,039)		$37,969,265

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.7%
Commercial & Residential - 7.4%
Adjustable Rate Mortgage Trust,
Series 2005-8, Class 7A-31
0.405%, 11/25/2035 (P)	198,523	196,998
Alternative Loan Trust 2004-33
2.554%, 12/25/2034	1,969,265	1,832,610

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Banc of America
Commercial Mortgage Trust, Inc.
Series 2006-5, Class AM,
5.448%, 09/10/2047	$4,975,000	$5,323,837
Series 2007-4, Class AM,
5.813%, 02/10/2051 (P)	2,425,000	2,673,715
Banc of America Funding Corp.,
Series 2005-A, Class 5A1
0.467%, 02/20/2035 (P)	248,886	241,986
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
Series 2005-3, Class A2,
4.501%, 07/10/2043	45,048	45,164
Series 2007-1, Class AAB,
5.422%, 01/15/2049	3,749,971	3,746,198
Series 2007-4, Class A4,
5.746%, 02/10/2051 (P)	3,050,000	3,368,109
Series 2008-1, Class A4,
6.207%, 02/10/2051 (P)	2,200,000	2,508,805
Banc of America Mortgage Securities
Series 2004-I, Class 3A2,
2.496%, 10/25/2034 (P)	11,463	11,606
Series 2004-H, Class 2A2,
2.500%, 09/25/2034 (P)	56,673	56,173
Series 2005-J, Class 3A1,
2.804%, 11/25/2035 (P)	1,143,223	1,052,181
Series 2005-B, Class 2A1,
2.843%, 03/25/2035 (P)	1,419,229	1,309,286
Series 2004-D, Class 2A2,
2.867%, 05/25/2034 (P)	21,427	21,082
Series 2004-A, Class 2A2,
2.910%, 02/25/2034 (P)	43,271	42,689
Bear Stearns Alt-A Trust, Series 2006-1,
Class 11A1 0.645%, 02/25/2036 (P)	2,191,168	1,641,985
Bear Stearns Commercial
Mortgage Securities
Series 2005-PWR9, Class AAB,
4.804%, 09/11/2042	95,590	96,771
Series 2007-PW15, Class AAB,
5.315%, 02/11/2044	41,880	41,974
Series 2006-PW13, Class AAB,
5.530%, 09/11/2041	11,117	11,110
Series 2006-PW12, Class A4,
5.712%, 09/11/2038 (P)	385,000	420,840
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4,
Class AMFX 5.366%, 12/11/2049 (P)	2,575,000	2,659,128
Commercial Mortgage Pass
Through Certificates
Series 2013-CR13, Class C,
4.757%, 10/10/2046 (P)	1,995,000	1,932,279
Series 2007-C9, Class A4,
5.800%, 12/10/2049 (P)	3,165,000	3,568,465
Commercial Mortgage Trust 2007
5.475%, 03/10/2039	3,455,000	3,655,667
Credit Suisse Mortgage
Capital Certificates
Series 2010-1R, Class 42A1,
5.000%, 10/27/2036 (S)	244,482	248,963
Series 2008-C1, Class A3,
6.032%, 02/15/2041 (P)	1,795,000	2,026,952

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Deutsche Alt-A Securities, Inc. Mortgage
Loan Trust, Series 2005-2, Class 1A1
0.565%, 04/25/2035 (P)	$1,494,377	$1,297,387
DSLA Mortgage Loan Trust
Series 2004-AR4, Class 2A1A,
0.526%, 01/19/2045 (P)	1,070,004	897,576
Series 2004-AR1, Class A1A,
1.006%, 09/19/2044 (P)	1,675,979	1,567,637
Fosse Master Issuer PLC
Series 2012-1A, Class 3A1,
1.746%, 10/18/2054 (P)(S)	2,795,000	2,877,022
Series 2011-1A, Class A5,
1.746%, 10/18/2054 (P)(S)	575,000	586,848
FREMF Mortgage Trust
Series 2013-K713, Class B,
3.165%, 04/25/2046 (P)(S)	4,155,000	3,881,522
Series 2013-K712, Class B,
3.367%, 05/25/2045 (P)(S)	1,530,000	1,459,346
Series 2013-K28, Class B,
3.494%, 06/25/2046 (P)(S)	2,235,000	1,983,668
Series 2013-K27, Class B,
3.497%, 01/25/2046 (P)(S)	2,120,000	1,878,543
Series 2013-K24, Class B,
3.502%, 11/25/2045 (P)(S)	1,230,000	1,110,739
Series 2012-K711, Class B,
3.562%, 08/25/2045 (P)(S)	3,255,000	3,163,583
Series 2013-K26, Class B,
3.600%, 12/25/2045 (P)(S)	3,195,000	2,887,203
Series 2012-K22, Class B,
3.687%, 08/25/2045 (P)(S)	2,000,000	1,836,068
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR3, Class 5A1
5.069%, 06/19/2035 (P)	474,973	471,829
Greenpoint Mortgage Funding Trust,
Series 2005-AR1, Class A1
0.405%, 06/25/2045 (P)	1,831,110	1,335,251
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class A3,
4.569%, 08/10/2042	79,361	79,293
Series 2005-GG3, Class AAB,
4.619%, 08/10/2042	12,613	12,686
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A3,
2.773%, 11/10/2045	3,125,000	2,904,059
Series 2006-GG6, Class A4,
5.553%, 04/10/2038 (P)	5,100,000	5,491,221
HarborView Mortgage Loan Trust
Series 2006-9, Class 2A1A,
0.376%, 11/19/2036 (P)	8,137,513	6,098,463
Series 2005-2, Class 2A1A,
0.386%, 05/19/2035 (P)	597,901	521,335
Holmes Master Issuer PLC
Series 2012-1A, Class A2,
1.894%, 10/15/2054 (P)(S)	762,815	772,219
Series 2012-3A, Class B1,
2.444%, 10/15/2054 (P)(S)	2,950,000	3,047,321
HomeBanc Mortgage Trust
Series 2005-4, Class A1,
0.435%, 10/25/2035 (P)	1,831,768	1,593,598
Series 2005-4, Class A2,
0.495%, 10/25/2035 (P)	1,666,045	1,456,709

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR18, Class 2A1B
0.945%, 10/25/2036 (P)	$2,869,183	$2,299,212
JPMorgan Alternative Loan Trust,
Series 2007-A2, Class 12A3
0.355%, 06/25/2037 (P)	746,040	677,835
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2012-C8, Class A3,
2.829%, 10/15/2045	4,340,000	4,074,184
Series 2005-LDP4, Class ASB,
4.824%, 10/15/2042 (P)	119,020	120,879
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	620,000	678,672
Series 2006-CB16, Class A4,
5.552%, 05/12/2045	8,491,740	9,223,711
Series 2007-CB19, Class A4,
5.706%, 02/12/2049 (P)	4,823,000	5,354,929
Series 2007-CB19, Class AM,
5.706%, 02/12/2049 (P)	5,580,000	5,989,092
Series 2007-LD12, Class AM,
5.999%, 02/15/2051 (P)	3,250,000	3,601,735
JPMorgan Mortgage Trust,
Series 2005-ALT1, Class 1A1
0.465%, 10/25/2035 (P)	2,554,632	1,903,068
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class A4,
5.156%, 02/15/2031	5,667,500	6,052,567
Series 2006-C7, Class A3,
5.347%, 11/15/2038	2,185,000	2,398,914
Series 2007-C1, Class A4,
5.424%, 02/15/2040	2,142,000	2,360,441
6.114%, 07/15/2040	1,070,000	1,172,969
Series 2008-C1, Class AM,
6.150%, 04/15/2041 (P)	825,000	934,630
Series 2008-C1, Class A2,
6.150%, 04/15/2041 (P)	1,415,000	1,617,052
Merrill Lynch Mortgage Trust,
Series 2006-C2, Class AM
5.782%, 08/12/2043 (P)	2,950,000	3,237,593
Morgan Stanley Capital I Trust
Series 2007-IQ13, Class A4,
5.364%, 03/15/2044	10,875,000	11,973,364
Series 2007-HQ11, Class A4,
5.447%, 02/12/2044 (P)	13,725,000	15,001,439
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	1,885,000	2,087,375
Series 2007-IQ15, Class A4,
5.910%, 06/11/2049 (P)	1,100,000	1,226,993
Series 2008-T29, Class A4,
6.281%, 01/11/2043 (P)	5,222,000	6,024,877
Sequoia Mortgage Trust
Series 2013-6, Class A1,
2.500%, 05/25/2043 (P)	4,264,521	3,876,948
Series 2013-7, Class A2,
3.000%, 06/25/2043 (P)	1,999,543	1,837,396
Series 2010-H1, Class A1,
3.750%, 02/25/2040 (P)	93,411	91,714
STARM Mortgage Loan Trust,
Series 2007-2, Class 5A1
5.607%, 04/25/2037 (P)	1,636,121	1,480,678

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Vendee Mortgage Trust, Series 1996-3,
Class 4 9.587%, 03/15/2025 (P)	$4,698	$5,211
Wachovia Bank
Commercial Mortgage Trust
Series 2006-C24, Class A3,
5.558%, 03/15/2045 (P)	4,468,000	4,819,770
Series 2006-C28, Class A4,
5.572%, 10/15/2048	8,720,000	9,542,723
Series 2007-C34, Class A3,
5.678%, 05/15/2046	1,235,000	1,374,218
WaMu Mortgage Pass
Through Certificates
Series 2005-AR13, Class A1A1,
0.455%, 10/25/2045 (P)	354,934	328,617
Series 2005-AR11, Class A1C3,
0.675%, 08/25/2045 (P)	1,585,861	1,336,978
Series 2005-AR12, Class 2A1,
2.551%, 09/25/2035 (P)	538,675	538,641
Wells Fargo Mortgage
Backed Securities Trust
Series 2006-2, Class 2A1,
0.865%, 03/25/2036 (P)	1,329,871	1,033,819
Series 2003-O, Class 5A1,
2.512%, 01/25/2034 (P)	50,159	49,505
Series 2005-AR2, Class 3A1,
2.658%, 03/25/2035 (P)	63,057	64,649
Series 2005-AR2, Class 2A2,
2.674%, 03/25/2035 (P)	121,727	122,999
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class A4
3.001%, 05/15/2045	3,300,000	3,084,206
		205,545,302
U.S. Government Agency - 0.3%
Federal Home Loan Mortgage Corp.
Series 199, Class PO,
0.582%, 08/01/2028	2,069	1,879
Series K502, Class A2,
1.426%, 08/25/2017	1,645,000	1,649,971
Series K025, Class A1,
1.875%, 04/25/2022	2,761,890	2,708,663
Series 2003-2627, Class IE IO,
4.500%, 04/15/2018	1,408	21
Federal National Mortgage Association,
Series 319, Class 2 IO
6.500%, 02/01/2032	6,241	1,181
Government National
Mortgage Association
Series 1998-6, Class EA PO,
0.206%, 03/16/2028	13,126	11,882
Series 2013-24, Class OI IO,
4.000%, 02/20/2043	3,010,349	741,662
Series 2010-92, Class PI IO,
4.500%, 11/20/2037	5,786,635	823,920
Series 2010-103, Class IN IO,
4.500%, 02/20/2039	2,816,477	384,511
Series 2011-88, Class EI IO,
4.500%, 11/20/2039	1,472,128	264,083
Series 2011-41 Class AI IO,
4.500%, 12/20/2039	8,207,120	1,471,707

New Income Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
Series 2004-43, Class D,
4.994%, 03/16/2030 (P)	$18,997	$19,393
		8,078,873
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $205,194,033)		$213,624,175

ASSET BACKED SECURITIES - 6.1%
Ally Auto Receivables Trust
Series 2012-A, Class C,
2.400%, 11/15/2017 (S)	1,110,000	1,140,418
Series 2012-A, Class D,
3.150%, 10/15/2018 (S)	1,650,000	1,704,308
Ally Auto Receivables Trust 2013-2
0.790%, 01/15/2018	2,885,000	2,882,343
American Express Credit Account
Master Trust, Series 2012-5, Class C
1.070%, 05/15/2018 (S)	1,145,000	1,148,276
Americredit Automobile
Receivables Trust, Series 2012-4,
Class C 1.930%, 08/08/2018	1,430,000	1,439,949
AmeriCredit
Automobile Receivables Trust
Series 2011-2, Class B,
2.330%, 03/08/2016	3,470,450	3,481,351
Series 2012-1, Class C,
2.670%, 01/08/2018	300,000	306,853
Series 2011-1, Class C,
2.850%, 08/08/2016	2,495,000	2,537,038
Avis Budget Rental Car
Funding AESOP LLC
Series 2013-1A, Class A,
1.920%, 09/20/2019 (S)	4,635,000	4,544,427
Series 2013-2A, Class A,
2.970%, 02/20/2020 (S)	2,000,000	2,036,816
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.640%, 12/25/2028 (P)	12,821	12,846
Cabela’s Master Credit Card Trust
Series 2012-1A, Class A1,
1.630%, 02/18/2020 (S)	2,000,000	2,017,392
Series 2011-2A, Class A1,
2.390%, 06/17/2019 (S)	5,515,000	5,682,287
Capital Auto Receivables Asset Trust
Series 2013-4, Class A3,
1.090%, 03/20/2018	7,810,000	7,780,416
Series 2013-1, Class B,
1.290%, 04/20/2018	345,000	341,430
Series 2013-1, Class C,
1.740%, 10/22/2018	360,000	355,500
CarMax Auto Owner Trust
Series 2013-3, Class A3,
0.970%, 04/16/2018	3,200,000	3,212,634
Series 2010-1, Class B,
3.750%, 12/15/2015	635,000	637,477
Series 2010-1, Class C,
4.880%, 08/15/2016	405,000	407,139
Chase Funding Mortgage Loan Asset-
Backed Certificates
Series 2002-4, Class 2A1,
0.905%, 10/25/2032 (P)	4,639	4,360

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Chase Funding Mortgage Loan Asset-Backed
Certificates (continued)
Series 2002-2, Class 1M1,
5.599%, 09/25/2031	$13,158	$11,586
Chase Issuance Trust, Series 2013-A8,
Class A8 1.010%, 10/15/2018	3,475,000	3,470,423
CIT Equipment Collateral,
Series 2012-VT1, Class A3
1.100%, 08/22/2016 (S)	1,223,893	1,225,102
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	8,300,556	8,284,627
CNH Equipment Trust
Series 2013-D, Class A3,
0.770%, 10/15/2018	2,110,000	2,105,700
Series 2013-C, Class A3,
1.020%, 08/15/2018	1,645,000	1,651,922
Series 2012-D, Class B,
1.270%, 05/15/2020	2,936,000	2,916,887
Series 2010-B, Class A4,
1.740%, 01/17/2017	3,174,927	3,187,421
CNH Wholesale Master Note Trust,
Series 2013-2A, Class A
0.767%, 08/15/2019 (P)(S)	3,640,000	3,644,794
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.770%, 01/25/2034 (P)	2,249,421	1,789,236
Diamond Resorts Owner Trust,
Series 2013-2, Class A
2.270%, 05/20/2026 (S)	4,141,613	4,125,937
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	7,629,331	8,081,636
Enterprise Fleet Financing LLC,
Series 2013-2, Class A2
1.060%, 03/20/2019 (S)	3,355,000	3,360,244
Ford Credit Auto Owner Trust 2013-b
1.820%, 11/15/2019	1,745,000	1,762,187
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class A,
1.920%, 01/15/2019	6,500,000	6,619,145
Series 2010-3, Class C,
4.990%, 02/15/2017 (S)	4,490,000	4,663,705
GE Capital Credit Card Master Note Trust
Series 2012-2, Class A,
2.220%, 01/15/2022	5,465,000	5,401,453
Series 2009-4, Class C,
7.820%, 11/15/2017 (S)	870,000	919,128
GE Equipment Small Ticket LLC
Series 2013-1A, Class A3,
1.020%, 02/24/2017 (S)	4,270,000	4,283,950
Series 2011-1, Class A3,
1.450%, 01/21/2018 (S)	64,649	64,667
GSAA Home Equity Trust
Series 2007-7, Class 2A1,
0.199%, 07/25/2037 (P)	1,786,906	1,526,266
Series 2005-11, Class 2A1,
0.445%, 10/25/2035 (P)	635,507	579,578
Series 2005-MTR1, Class A4,
0.535%, 10/25/2035 (P)	4,625,000	4,287,139
GSAA Trust, Series 2005-8, Class A3
0.595%, 06/25/2035 (P)	2,965,612	2,757,387

New Income Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 2A3
0.335%, 05/25/2037 (P)	$1,750,260	$1,607,719
Huntington Auto Trust
Series 2011-1A, Class B,
1.840%, 01/17/2017 (S)	455,000	460,229
Series 2011-1A, Class C,
2.530%, 03/15/2017 (S)	2,160,000	2,192,668
Hyundai Auto Lease Securitization Trust
Series 2013-B, Class A2,
0.750%, 03/15/2016 (S)	4,790,000	4,795,264
Series 2012-A, Class A4,
1.050%, 04/17/2017 (S)	1,400,000	1,405,075
Invitation Homes Trust,
Series 2013-SFR1, Class A
1.314%, 12/17/2030 (P)(S)	1,240,000	1,241,619
Mercedes-Benz Auto Lease Trust,
Series 2013-B, Class A4
0.760%, 07/15/2019	3,210,000	3,207,711
Motor PLC, Series 2012-A, Class A1C
1.286%, 02/25/2020 (S)	1,625,000	1,626,118
MVW
Owner Trust 2.150%, 04/22/2030 (S)	1,157,962	1,161,589
Nissan Auto Lease Trust, Series 2013-B,
Class A3 0.750%, 06/15/2016	1,220,000	1,220,029
Nissan Auto Receivables Owner Trust,
Series 2013-B, Class A3
0.840%, 11/15/2017	2,395,000	2,405,466
Nordstrom Private Label Credit Card
Master Note Trust, Series 2011-1A,
Class A 2.280%, 11/15/2019 (S)	6,905,000	7,081,733
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF1
5.742%, 04/25/2037	3,286,451	1,741,073
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2 4.100%, 04/25/2033	9,099	8,760
Sierra Timeshare
Receivables Funding LLC
Series 2013-1A, Class A,
1.590%, 11/20/2029 (S)	1,978,076	1,968,448
Series 2013-3A, Class A,
2.200%, 10/20/2030 (S)	2,932,276	2,914,243
Series 2013-2A, Class A,
2.280%, 11/20/2025 (S)	3,483,301	3,481,396
SMART Trust
Series 2013-1US, Class A4A,
1.050%, 10/14/2018	1,460,000	1,443,589
Series 2013-2US, Class A4A,
1.180%, 02/14/2019	3,610,000	3,565,597
Series 2012-4US, Class A4A,
1.250%, 08/14/2018	1,885,000	1,868,993
Series 2011-2USA, Class A4A,
2.310%, 04/14/2017 (S)	1,860,000	1,886,922
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%, 08/25/2036	423,062	437,604
Volkswagen Auto Lease Trust,
Series 2012-A, Class A4
1.060%, 05/22/2017	2,705,000	2,717,643
Wheels SPV LLC, Series 2012-1,
Class A3 1.530%, 03/20/2021 (S)	1,370,000	1,380,868
TOTAL ASSET BACKED SECURITIES (Cost $170,007,290)		$170,213,736

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%
PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	$4,475,000	$4,656,238
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,475,000)		$4,656,238

SHORT-TERM INVESTMENTS - 2.0%
Money Market Funds - 2.0%
T. Rowe Price Reserve Investment
Fund, 0.0458% (Y)	56,838,225	56,838,225
TOTAL SHORT-TERM INVESTMENTS (Cost $56,838,225)		$56,838,225
Total Investments (New Income Trust)
(Cost $2,802,278,852) - 99.8%		$2,778,936,512
Other assets and liabilities, net - 0.2%		4,472,789
TOTAL NET ASSETS - 100.0%		$2,783,409,301

Real Return Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 112.3%
U.S. Government - 109.6%
Treasury Inflation Protected Securities
0.125%, 04/15/2016 (C)(D)	$5,602,430	$5,752,557
0.125%, 04/15/2017 to 01/15/2023 (C)	26,793,576	25,996,540
0.375%, 07/15/2023 (C)	1,604,848	1,545,794
0.500%, 04/15/2015 (C)	4,306,440	4,401,315
0.625%, 07/15/2021 (C)	9,010,329	9,138,447
0.750%, 02/15/2042 (C)	309,969	248,484
1.250%, 04/15/2014 to 07/15/2020 (C)	3,054,740	3,141,371
1.375%, 01/15/2020 (C)	539,715	579,266
1.625%, 01/15/2015 (C)	1,955,040	2,013,996
1.750%, 01/15/2028 (C)	4,233,998	4,523,430
1.875%, 07/15/2015 (C)	240,012	252,988
2.000%, 07/15/2014 to 01/15/2026 (C)	11,899,749	12,507,339
2.125%, 01/15/2019 (C)(D)	4,131,522	4,612,456
2.375%, 01/15/2025 to 01/15/2027 (C)	14,092,818	16,180,941
2.625%, 07/15/2017 (C)	450,500	506,707
3.375%, 04/15/2032 (C)	6,971,298	9,256,573
3.875%, 04/15/2029 (C)	1,278,171	1,748,598
U.S. Treasury
Note 0.250%, 01/31/2014 (D)	10,000	10,002
		102,416,804
U.S. Government Agency - 2.7%
Federal Home Loan Mortgage Corp.
2.500%, 10/02/2019	600,000	604,163
Federal National Mortgage Association
3.000%, 08/01/2043	1,979,182	1,881,205
		2,485,368
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $112,582,933)		$104,902,172

Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount		Value
FOREIGN GOVERNMENT
OBLIGATIONS - 4.8%
Australia - 0.7%
New South Wales Treasury Corp.
2.500%, 11/20/2035	AUD	500,000	521,597
2.750%, 11/20/2025		100,000	111,714
			633,311
Italy - 1.8%
Republic of Italy
1.700%, 09/15/2018	EUR	403,404	556,648
2.100%, 09/15/2016 (C)		427,159	605,803
2.100%, 09/15/2017		347,823	491,754
			1,654,205
Mexico - 1.4%
Government of Mexico
3.990%, 01/04/2018 (P)	MXN	2,900,000	225,506
4.010%, 01/30/2020 (P)		10,300,000	797,712
4.750%, 06/14/2018		1,200,000	89,714
6.500%, 06/09/2022		2,900,000	224,536
			1,337,468
New Zealand - 0.3%
Dominion of New Zealand
2.000%, 09/20/2025	NZD	400,000	307,867
United Kingdom - 0.6%
Government of United Kingdom
2.500%, 07/26/2016	GBP	100,000	560,307
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,559,502)			$4,493,158

CORPORATE BONDS - 8.4%
Financials - 8.3%
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)		$244,000	249,708
Ally Financial, Inc.
3.439%, 02/11/2014 (P)		500,000	501,200
Commonwealth Bank of Australia
0.746%, 06/25/2014 (P)(S)		5,300,000	5,311,575
Eksportfinans ASA
2.375%, 05/25/2016		100,000	98,375
Everest Reinsurance Holdings, Inc.
5.400%, 10/15/2014		1,000,000	1,033,559
Intesa Sanpaolo SpA
3.125%, 01/15/2016		100,000	101,901
Westpac Banking Corp.
3.585%, 08/14/2014 (S)		400,000	407,935
			7,704,253
Industrials - 0.1%
International Lease Finance Corp.
6.500%, 09/01/2014 (S)		100,000	103,375
TOTAL CORPORATE BONDS (Cost $7,805,932)			$7,807,628

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.6%
Commercial & Residential - 5.2%
Banc of America Large Loan, Inc.,
Series 2009-UB1, Class A4A
5.611%, 06/24/2050 (P)(S)		249,838	273,755
BCAP LLC Trust
Series 2011-RR5, Class 12A1,
5.222%, 03/26/2037 (P)(S)		91,724	83,982

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount		Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
BCAP LLC Trust (continued)
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		$267,761	$271,103
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-3, Class 3A2,
2.512%, 05/25/2033 (P)		106,139	105,825
Series 2005-1, Class 2A1,
2.768%, 03/25/2035 (P)		43,353	42,168
Series 2005-1, Class 4A1,
5.180%, 03/25/2035 (P)		265,972	257,061
CHL Mortgage Pass Through Trust,
Series 2004-J9, Class 2A5
5.500%, 01/25/2035		436,408	448,082
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A3
1.940%, 09/25/2035 (P)		50,337	49,903
Countrywide Alternative Loan Trust,
Series 2007-OA4, Class A1
0.335%, 05/25/2047 (P)		505,465	429,120
Countrywide Home Loan Mortgage Pass
Through Trust, Series 2003-HYB3,
Class 7A1 2.645%, 11/19/2033 (P)		30,556	29,852
Credit Suisse Mortgage Capital
Certificates, Series 2009-RR1,
Class A3A 5.383%, 02/15/2040 (S)		96,414	103,350
Granite Mortgages PLC, Series 2004-3,
Class 3A2 0.904%, 09/20/2044 (P)	GBP	99,840	164,321
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
0.385%, 06/25/2045 (P)		$322,400	289,413
GSR Mortgage Loan Trust,
Series 2005-AR1, Class 1A1
2.765%, 01/25/2035 (P)		31,709	31,561
Holmes Master Issuer PLC,
Series 2011-1A, Class A3
1.577%, 10/15/2054 (S)	EUR	397,953	549,998
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.695%, 11/25/2035 (P)		$76,197	66,518
JP Morgan Mortgage Trust
Series 2005-A6, Class 2A1,
2.756%, 08/25/2035 (P)		68,674	68,610
Series 2007-A1, Class 1A1,
2.774%, 07/25/2035 (P)		77,045	76,667
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.183%, 12/25/2033 (P)		133,990	131,610
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A,
0.619%, 10/07/2020 (P)		165,802	166,694
Series 2010-R3, Class 2A,
0.729%, 12/08/2020 (P)		226,671	229,028
RBSCF Trust, Series 2010-RR4,
Class CMLA
6.007%, 12/16/2049 (P)(S)		100,000	109,110
Sequoia Mortgage Trust, Series 2007-3,
Class 1A1 0.367%, 07/20/2036 (P)		80,936	72,805
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-19, Class 2A1,
1.534%, 01/25/2035 (P)		118,913	93,016

Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Structured Adjustable Rate Mortgage
Loan Trust (continued)
Series 2004-1, Class 4A2,
2.906%, 02/25/2034 (P)		$205,220	$205,309
Series 2004-18, Class 5A,
5.500%, 12/25/2034 (P)		109,575	106,007
Structured Asset Mortgage
Investments, Inc., Series 2004-AR5,
Class 1A1 0.826%, 10/19/2034 (P)		149,628	142,323
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR15, Class A1A1,
0.425%, 11/25/2045 (P)		153,943	139,978
Series 2006-AR17, Class 1A1A,
0.949%, 12/25/2046 (P)		136,173	128,205
Series 2002-AR17, Class 1A,
1.343%, 11/25/2042 (P)		26,152	24,529
Series 2005-AR10, Class 3A1,
5.158%, 08/25/2035 (P)		13,869	13,336
U.S. Government Agency - 1.4%
Federal Home Loan Mortgage Corp.
Series 3172, Class FK,
0.617%, 08/15/2033 (P)		184,811	185,829
Series 278, Class F1,
0.617%, 09/15/2042 (P)		376,360	371,136
Federal National Mortgage Association
Series 2006-118, Class A2,
0.226%, 12/25/2036 (P)		78,931	76,895
Series 2004-63, Class FA,
0.315%, 08/25/2034 (P)		114,630	113,397
Series 2003-W8, Class 3F2,
0.515%, 05/25/2042 (P)		65,601	65,526
Series 2013-M4, Class X1 IO,
3.949%, 02/25/2018		3,451,466	458,334
			1,271,117
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,164,613)			$6,174,356

ASSET BACKED SECURITIES - 3.1%
Aquilae CLO II PLC, Series 2006-1X,
Class A 0.572%, 01/17/2023 (P)	EUR	140,765	191,004
Equity One Asset Backed Securities, Inc.,
Series 2004-1, Class AV2
0.465%, 04/25/2034 (P)		$84,025	71,337
HSBC Home Equity Loan Trust,
Series 2006-2, Class A1
0.317%, 03/20/2036 (P)		83,544	81,633
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 2A1
0.215%, 10/25/2036 (P)		5,800	2,900
Magnolia Funding, Ltd., Series 2010-1A,
Class A1 0.591%, 04/11/2021 (P)(S)	EUR	200,034	271,566
Nelnet Student Loan Trust, Series 2008-4,
Class A2 0.938%, 07/25/2018 (P)		$17,462	17,492
North Carolina State Education Assistance
Authority, Series 2011-2, Class A1
0.688%, 10/26/2020 (P)		103,948	103,865
Park Place Securities, Inc.,
Series 2005-WCW1, Class A1B
0.425%, 09/25/2035 (P)		30,826	30,169
Penta CLO SA, Series 2007-1X, Class A1
0.551%, 06/04/2024 (P)	EUR	193,661	257,572

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
SLM Private Education Loan Trust
Series 2010-C, Class A1,
1.817%, 12/15/2017 (P)(S)	$4,009	$4,011
Series 2009-CT, Class 1A,
2.350%, 04/15/2039 (P)(S)	44,700	44,755
Structured Asset Securities Corp.,
Series 2005-WF1, Class M1
0.825%, 02/25/2035 (P)	155,270	144,737
Symphony CLO III, Ltd., Series 2007-3A,
Class A1A 0.481%, 05/15/2019 (P)(S)	488,071	484,152
United States Small Business
Administration 5.902%, 02/10/2018	330,425	360,034
Venture VII CDO, Ltd., Series 2006-7A,
Class A1A 0.472%, 01/20/2022 (P)(S)	700,000	685,882
Wood Street CLO BV, Series II-A,
Class A1 0.587%, 03/29/2021 (P)(S) EUR	139,804	189,695
TOTAL ASSET BACKED SECURITIES (Cost $2,802,529)		$2,940,804

PURCHASED OPTIONS - 0.0%
Put - 0.0%
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and pay
a fixed rate of 3.875% (Expiration
Date: 04/14/2014; Strike Price: $3.87,
Counterparty: Deutsche Bank AG) (I)	700,000	26,818
Over the Counter Option on U.S. Treasury
Inflation Protected Security, $859.38 at
0.125%, maturing on 07/15/2022.
(Expiration Date: 03/18/2014; Strike
Price: $75.00; Counterparty: Morgan
Stanley and Company) (I)	11,000,000	0
Over the Counter Purchased Option on
5 Year U.S. Treasury Note Futures
Option (Expiration Date: 02/01/2014;
Strike Price: $114; Counterparty: RBC
Capital Markets) (I)	57,000	445
		27,263
TOTAL PURCHASED OPTIONS (Cost $36,995)		$27,263

SHORT-TERM INVESTMENTS - 71.2%

CERTIFICATE OF DEPOSIT - 1.0%
Banco do Brasil SA 0.129%, 01/24/2014 *	$900,000	$899,856
U.S. Government - 0.6%
U.S. Treasury Bill
0.104%, 09/18/2014 (D)*	130,000	129,930
0.130%, 12/11/2014 (D)*	411,000	410,489
		540,419

U.S. GOVERNMENT AGENCY - 1.5%
Federal Home Loan Mortgage Corp.
Discount Notes 0.149%, 07/01/2014 *	1,400,000	1,399,370
Foreign Government - 4.0%
Government of Mexico
3.320%, 03/13/2014 *	216,000,000	1,643,575
3.328%, 01/23/2014 *	167,800,000	1,280,669
3.330%, 01/16/2014 *	29,600,000	226,057
3.380%, 02/13/2014 *	43,200,000	329,596
3.890%, 03/06/2014 *	36,800,000	280,254
		3,760,151
Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY (continued)
Repurchase Agreement - 64.1%
Repurchase Agreement with Bank of
Nova Scotia dated 12/31/2013 at
0.020% to be repurchased at
$12,600,014 on 01/02/2014,
collateralized by $12,468,000
U.S. Treasury Notes, 2.375% due
02/28/2015 (valued at $12,884,853,
including interest)	$12,600,000	$12,600,000
Repurchase Agreement with Barclays
Capital dated 12/31/2013 at 0.010% to
be repurchased at $6,000,003 on
01/02/2014, collateralized by
$6,222,000 U.S. Treasury Notes,
0.625% due 08/31/2017 (valued at
$6,127,193, including interest)	6,000,000	6,000,000
Repurchase Agreement with Citigroup
dated 12/31/2013 at 0.010% to be
repurchased at $11,300,006 on
01/02/2014, collateralized by
$11,800,000 U.S Treasury Notes,
0.750% due 12/31/2017 (valued at
$11,555,703, including interest)	11,300,000	11,300,000
Repurchase Agreement with Credit Suisse
dated 12/31/2013 at 0.010% to be
repurchased at $11,300,006 on
01/02/2014, collateralized by
$11,549,000 U.S. Treasury Notes,
0.250% due 10/15/2015 (valued at
$11,542,927, including interest)	11,300,000	11,300,000
Repurchase Agreement with Deutsche
Bank dated 12/31/2013 at 0.020% to be
repurchased at $11,300,013 on
01/02/2014, collateralized by
$13,187,000 U.S. Treasury Bonds,
3.125% due 02/15/2043 (valued at
$11,393,602, including interest).	11,300,000	11,300,000
Repurchase Agreement with JPMorgan
Chase & Company dated 12/31/2013 at
0.030% - 0.050% to be repurchased at
$7,400,015 on 01/02/2014,
collateralized by $2,245,000 Federal
Home Loan Mortgage Corp., 2.255%
due 12/05/2022 (valued at $2,047,418,
including interest) and $5,326,800
U.S. Treasury Notes, 2.500% due
03/31/2015 (valued at $5,513,396,
including interest)	7,400,000	7,400,000
		59,900,000
TOTAL SHORT-TERM INVESTMENTS (Cost $66,535,067)		$66,499,796
Total Investments (Real Return Bond Trust)
(Cost $200,487,571) - 206.4%		$192,845,177
Other assets and liabilities, net - (106.4%)		(99,401,339)
TOTAL NET ASSETS - 100.0%		$93,443,838

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Short Term Government Income Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 90.3%
U.S. Government - 22.4%
Treasury Inflation Protected Securities
1.875%, 07/15/2015	$9,606,320	$10,125,657
2.000%, 01/15/2016	7,060,740	7,525,203
U.S. Treasury Notes
0.625%, 08/31/2017	5,460,000	5,357,199
0.750%, 03/31/2018	5,660,000	5,497,275
0.875%, 09/15/2016 to 02/28/2017	26,430,000	26,450,066
1.250%, 09/30/2015 to 10/31/2018	8,890,000	8,941,546
2.125%, 05/31/2015	16,805,000	17,252,047
2.500%, 04/30/2015	12,825,000	13,211,751
		94,360,744
U.S. Government Agency - 67.9%
Federal Agricultural Mortgage Corp.
2.000%, 07/27/2016	21,099,000	21,779,169
5.125%, 04/19/2017 (S)	36,523,000	41,294,036
Federal Farm Credit Bank
0.390%, 10/01/2015	11,330,000	11,323,644
0.900%, 12/26/2017	3,890,000	3,801,230
0.970%, 09/05/2017	5,090,000	5,030,447
1.100%, 06/20/2017	5,340,000	5,317,529
1.240%, 11/13/2018	19,775,000	19,115,939
Federal Home Loan Bank
1.000%, 09/18/2017 to 10/16/2017	16,555,000	16,392,578
1.130%, 03/27/2018	9,000,000	8,751,096
1.150%, 07/25/2018	9,910,000	9,549,653
2.125%, 06/10/2016	2,365,000	2,451,067
Federal Home Loan Mortgage Corp.
1.030%, 11/28/2017	6,000,000	5,906,436
1.100%, 05/07/2018	9,395,000	9,078,407
1.200%, 03/20/2018	4,415,000	4,308,250
2.216%, 09/01/2042 (P)	1,683,605	1,722,729
2.915%, 01/01/2037 (P)	307,924	327,265
4.331%, 09/01/2039 (P)	565,686	601,218
6.500%, 09/01/2039	1,055,933	1,168,534
7.000%, 04/01/2018 to 04/01/2032	6,724	7,394
12.000%, 07/01/2020	486	510
Federal National Mortgage Association
0.520%, 05/20/2016	12,555,000	12,507,454
0.580%, 04/25/2016	1,865,000	1,859,970
0.625%, 11/14/2016	3,360,000	3,343,617
0.850%, 08/07/2017	4,500,000	4,438,148
1.000%, 12/12/2017 to 12/28/2017	13,630,000	13,328,245
2.362%, 09/01/2041 (P)	6,301,781	6,542,772
2.423%, 04/01/2042 (P)	4,687,731	4,846,058
2.485%, 02/01/2042 (P)	6,763,545	7,007,105
5.000%, 04/01/2019 to 03/01/2025	1,168,819	1,244,582
5.500%, 03/01/2035 to 08/01/2040	5,506,939	6,061,475
6.000%, 10/01/2036 to 03/01/2037	1,631,166	1,811,797
6.500%, 06/01/2029 to 01/01/2039	9,038,377	10,000,108
7.000%, 08/01/2025 to 01/01/2029	4,860	5,552
7.500%, 01/01/2031	728	852
8.000%, 11/01/2020 to 01/01/2031	4,515	5,319
11.500%, 09/01/2019	541	584
12.000%, 01/15/2016 to 04/20/2016	7,481	7,913
12.500%, 09/20/2015	689	717
Government National Mortgage Association
3.750%, 10/20/2039 (P)	897,437	954,329
6.000%, 01/20/2039	481,435	532,152
7.500%, 02/15/2022 to 03/15/2027	1,586	1,781
Tennessee Valley Authority
1.750%, 10/15/2018	6,485,000	6,441,311
4.375%, 06/15/2015	6,695,000	7,075,972

Short Term Government Income Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Tennessee Valley Authority (continued)
4.500%, 04/01/2018	$10,349,000	$11,477,734
4.875%, 12/15/2016	7,498,000	8,371,345
5.500%, 07/18/2017	9,413,000	10,778,045
		286,572,068
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $381,376,838)		$380,932,812

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.7%
U.S. Government Agency - 5.7%
Federal Home Loan Mortgage Corp.
Series K022, Class X1 IO,
1.305%, 07/25/2022	6,743,201	571,068
Series K017, Class X1 IO,
1.446%, 12/25/2021	5,661,476	491,461
Series K709, Class X1 IO,
1.543%, 03/25/2019	6,716,773	458,641
Series K707, Class X1 IO,
1.557%, 12/25/2018	5,048,607	332,622
Series K706, Class X1 IO,
1.592%, 10/25/2018	6,245,487	416,562
Series K711, Class X1 IO,
1.710%, 07/25/2019	7,925,132	622,931
Series K710, Class X1 IO,
1.783%, 05/25/2019	5,295,851	426,099
Series 4094, Class QA,
3.000%, 11/15/2039	13,249,974	13,550,895
Series 3956, Class DJ,
3.250%, 10/15/2036	4,279,723	4,478,589
Series 3499, Class PA,
4.500%, 08/15/2036	342,196	356,032
Series 3947, Class PA,
4.500%, 01/15/2041	1,098,673	1,180,364
Federal National Mortgage Association,
Series 2003-W14, Class 2A
3.395%, 01/25/2043 (P)	830,922	860,013
Government National Mortgage Association,
Series 2012-114, Class IO
1.031%, 01/16/2053	4,011,324	369,106
		24,114,383
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $24,307,378)		$24,114,383

PREFERRED SECURITIES - 0.1%
Financials - 0.1%
Federal Home Loan Mortgage Corp., Series Z
(Higher of 3 month LIBOR + 4.160% or
7.875%)
(I)	39,750	356,558
Federal National Mortgage Association,
Series S (Higher of month LIBOR + 4.230%
or 7.750%)
(I)	28,575	250,031
		606,589
TOTAL PREFERRED SECURITIES (Cost $1,708,125)		$606,589

SHORT-TERM INVESTMENTS - 3.1%
U.S. Government - 2.2%
U.S. Treasury Bills 0.031%, 03/20/2014 *	$9,160,000	$9,158,828

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENT - 0.9%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2013 at 0.010% to be
repurchased at $3,796,002 on 01/02/2014,
collateralized by $3,963,200 U.S. Treasury
Notes, 0.750% due 02/28/2018 (valued at
$3,871,958, including interest)	$3,796,000	$3,796,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,955,385)		$12,954,828
Total Investments (Short Term Government Income Trust)
(Cost $420,347,726) - 99.2%		$418,608,612
Other assets and liabilities, net - 0.8%		3,214,471
TOTAL NET ASSETS - 100.0%		$421,823,083

Strategic Income Opportunities Trust

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT
OBLIGATIONS - 22.9%
Australia - 1.7%
New South Wales Treasury Corp.
6.000%, 05/01/2020	AUD	3,905,000	$3,857,182
Queensland Treasury Corp.
6.000%, 10/21/2015 to 04/21/2016		4,984,000	4,714,024
			8,571,206
Bermuda - 0.4%
Government of Bermuda
4.854%, 02/06/2024 (S)		$1,730,000	1,732,709
Brazil - 1.1%
Federative Republic of Brazil
8.500%, 01/05/2024	BRL	4,095,000	1,499,229
10.000%, 01/01/2021		2,640,000	972,655
10.250%, 01/10/2028		2,434,000	998,154
12.500%, 01/05/2016		4,000,000	1,759,034
			5,229,072
Canada - 1.4%
Export Development Canada
3.250%, 08/08/2017	AUD	740,000	653,983
Province of Ontario
3.150%, 12/15/2017		$635,000	675,688
6.250%, 06/16/2015	NZD	5,777,000	4,895,893
6.250%, 09/29/2020	AUD	725,000	695,639
			6,921,203
Ireland - 2.3%
Government of Ireland
5.400%, 03/13/2025	EUR	7,260,000	11,358,752
Malaysia - 2.1%
Government of Malaysia
3.741%, 02/27/2015	MYR	13,400,000	4,111,319
3.835%, 08/12/2015		12,850,000	3,955,187
4.262%, 09/15/2016		7,900,000	2,467,938
			10,534,444
Mexico - 1.7%
Government of Mexico
Bond5.000%, maturing at 06/15/2017	MXN	29,054,100	2,239,886
6.000%, 06/18/2015		23,000,000	1,818,186
7.750%, 05/29/2031		28,818,500	2,310,649

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico (continued)
Bond8.000%, maturing at 12/07/2023	MXN	23,850,000	$2,031,721
			8,400,442
New Zealand - 2.4%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	2,000,000	1,703,306
6.000%, 12/15/2017 to 05/15/2021		11,760,000	10,422,418
			12,125,724
Norway - 1.3%
Government of Norway
4.500%, 05/22/2019	NOK	16,492,000	3,009,471
5.000%, 05/15/2015		18,498,000	3,195,009
			6,204,480
Peru - 0.1%
Republic of Peru
7.350%, 07/21/2025		$280,000	352,800
Philippines - 1.7%
Republic of Philippines
4.950%, 01/15/2021	PHP	33,000,000	786,290
5.875%, 12/16/2020 to 03/01/2032		157,303,440	4,065,853
6.250%, 01/14/2036		43,000,000	1,026,981
6.500%, 04/28/2021		91,000,000	2,460,956
			8,340,080
Singapore - 1.0%
Republic of Singapore
1.375%, 10/01/2014	SGD	1,000,000	798,363
2.375%, 04/01/2017		2,800,000	2,342,144
3.250%, 09/01/2020		2,260,000	1,910,528
			5,051,035
South Korea - 2.2%
Korea Treasury Bond Coupon Strips
3.286%, 09/10/2018	KRW	83,030,000	67,630
3.287%, 03/10/2018		83,030,000	69,007
3.296%, 03/10/2017		83,030,000	71,612
3.297%, 09/10/2017		83,030,000	70,336
3.309%, 09/10/2016		83,030,000	72,856
3.315%, 03/10/2016		83,030,000	73,998
3.326%, 09/10/2015		83,030,000	75,096
3.327%, 03/10/2015		83,030,000	76,208
3.347%, 09/10/2014		83,030,000	77,262
3.356%, 03/10/2014		83,030,000	78,299
Korea Treasury Bond Principal Strips, PO
3.286%, 09/10/2018		2,888,000,000	2,352,337
Republic of Korea
3.250%, 06/10/2015		3,500,000,000	3,339,866
3.500%, 03/10/2017		2,000,000,000	1,925,162
4.000%, 03/10/2016		2,750,000,000	2,670,078
5.750%, 09/10/2018		2,000,000	2,098
			11,021,845
Sweden - 1.8%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	13,015,000	2,189,400
4.500%, 08/12/2015		13,075,000	2,150,485
5.000%, 12/01/2020		17,300,000	3,180,870
Svensk Exportkredit AB
7.625%, 06/30/2014	NZD	1,975,000	1,655,809
			9,176,564

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Thailand - 1.7%
Bank of Thailand
3.200%, 10/22/2014	THB	139,000,000	$4,257,973
Kingdom of Thailand
3.250%, 06/16/2017		140,000,000	4,295,018
			8,552,991
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $114,694,695)			$113,573,347

CORPORATE BONDS - 42.1%
Consumer Discretionary - 8.4%
AMC Entertainment, Inc.
8.750%, 06/01/2019		$905,000	967,219
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022		1,195,000	1,257,738
Arcos Dorados Holdings, Inc.
10.250%, 07/13/2016 (S)	BRL	1,415,000	563,781
Beazer Homes USA, Inc.
6.625%, 04/15/2018		$215,000	230,588
Cablevision Systems Corp.
8.000%, 04/15/2020		1,150,000	1,285,125
CCO Holdings LLC
5.750%, 01/15/2024		1,690,000	1,597,050
7.000%, 01/15/2019		1,605,000	1,691,269
Chrysler Group LLC
8.250%, 06/15/2021		370,000	420,875
Cinemark USA, Inc.
4.875%, 06/01/2023		1,435,000	1,348,900
7.375%, 06/15/2021		560,000	618,800
DISH DBS Corp.
5.000%, 03/15/2023		1,130,000	1,053,725
7.875%, 09/01/2019		2,300,000	2,633,500
Ferrellgas LP
6.750%, 01/15/2022 (S)		1,204,000	1,222,060
Ford Motor Company
4.750%, 01/15/2043		2,165,000	1,945,737
6.625%, 10/01/2028		913,000	1,022,999
7.450%, 07/16/2031		470,000	574,177
Ford Motor Credit Company LLC
4.250%, 02/03/2017		885,000	951,735
General Motors Financial Company, Inc.
3.250%, 05/15/2018 (S)		630,000	630,000
4.250%, 05/15/2023 (S)		2,065,000	1,964,331
Grupo Televisa SAB
7.250%, 05/14/2043	MXN	7,370,000	457,075
L Brands, Inc.
5.625%, 10/15/2023		$1,655,000	1,679,825
Lamar Media Corp.
5.000%, 05/01/2023		625,000	593,750
Little Traverse Bay Bands of Odawa
Indians
9.000%, 08/31/2020 (S)		475,000	441,750
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036		974,000	1,089,517
Meritage Homes Corp.
7.000%, 04/01/2022		390,000	412,425
MGM Resorts International
8.625%, 02/01/2019		420,000	492,450
New Look Bondco I PLC
8.375%, 05/14/2018 (S)		650,000	672,750
8.750%, 05/14/2018 (S)	GBP	570,000	996,513
PVH Corp.
7.375%, 05/15/2020		$250,000	275,313

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Quebecor Media, Inc.
7.375%, 01/15/2021	CAD	170,000	$172,641
QVC, Inc.
5.950%, 03/15/2043		$1,205,000	1,089,898
Regal Entertainment Group
9.125%, 08/15/2018		178,000	193,130
Shaw Communications, Inc.
5.500%, 12/07/2020	CAD	555,000	568,987
6.500%, 06/02/2014		325,000	311,260
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (S)		$1,130,000	1,022,650
5.250%, 08/15/2022 (S)		430,000	434,300
5.875%, 10/01/2020 (S)		1,335,000	1,361,700
Standard Pacific Corp.
8.375%, 05/15/2018 to 01/15/2021		545,000	637,975
Tenneco, Inc.
6.875%, 12/15/2020		285,000	311,363
The Goodyear Tire & Rubber Company
7.000%, 05/15/2022		1,980,000	2,130,975
8.750%, 08/15/2020		320,000	374,400
Toys R Us Property Company II LLC
8.500%, 12/01/2017		190,000	195,700
Univision Communications, Inc.
6.750%, 09/15/2022 (S)		1,290,000	1,412,550
Videotron, Ltd.
7.125%, 01/15/2020 (S)	CAD	420,000	425,271
WMG Acquisition Corp.
11.500%, 10/01/2018		$1,590,000	1,828,500
			41,562,277
Consumer Staples - 2.2%
Alliance One International, Inc.
9.875%, 07/15/2021		2,430,000	2,278,125
Anheuser-Busch InBev Worldwide, Inc.
9.750%, 11/17/2015	BRL	2,111,000	881,354
ARAMARK Corp.
5.750%, 03/15/2020 (S)		$310,000	323,950
B&G Foods, Inc.
4.625%, 06/01/2021		1,935,000	1,857,600
Corporacion Lindley SA
6.750%, 11/23/2021 (S)		405,000	427,275
Harbinger Group, Inc.
7.875%, 07/15/2019 (S)		2,125,000	2,281,719
Hawk Acquisition Sub, Inc.
4.250%, 10/15/2020 (S)		1,740,000	1,683,450
JBS Investments GmbH
7.750%, 10/28/2020 (S)		425,000	429,250
Marfrig Holding Europe BV
8.375%, 05/09/2018 (S)		285,000	265,050
Smithfield Foods, Inc.
5.875%, 08/01/2021 (S)		515,000	527,875
			10,955,648
Energy - 4.2%
Arch Coal, Inc.
7.000%, 06/15/2019		170,000	135,150
7.250%, 06/15/2021		1,420,000	1,086,300
Bill Barrett Corp.
7.000%, 10/15/2022		1,020,000	1,058,250
Calfrac Holdings LP
7.500%, 12/01/2020 (S)		900,000	918,000
Carrizo Oil & Gas, Inc.
7.500%, 09/15/2020		425,000	465,375

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
Energy (continued)
CNOOC Finance 2013, Ltd.
3.000%, 05/09/2023		$1,235,000	$1,101,278
DCP Midstream LLC (5.850% to
05/21/2023, then 3 month
LIBOR + 3.850%)
05/21/2043 (S)		1,255,000	1,167,150
Ecopetrol SA
4.250%, 09/18/2018		185,000	195,175
5.875%, 09/18/2023		545,000	574,975
EP Energy LLC
7.750%, 09/01/2022		690,000	772,800
9.375%, 05/01/2020		2,432,000	2,805,920
Exterran Partners LP
6.000%, 04/01/2021 (S)		630,000	625,275
Inkia Energy, Ltd.
8.375%, 04/04/2021 (S)		1,575,000	1,688,400
MarkWest Energy Partners LP
6.500%, 08/15/2021		322,000	346,150
Niska Gas Storage US LLC
8.875%, 03/15/2018		560,000	582,400
Pertamina Persero PT
5.250%, 05/23/2021 (S)		565,000	543,813
6.500%, 05/27/2041 (S)		400,000	350,000
Petrobras Global Finance BV
4.375%, 05/20/2023		2,050,000	1,823,534
PHI, Inc.
8.625%, 10/15/2018		725,000	779,375
Sabine Pass Liquefaction LLC
5.625%, 02/01/2021 to 04/15/2023 (S)		1,790,000	1,687,250
Samson Investment Company
10.500%, 02/15/2020 (S)		995,000	1,084,550
SandRidge Energy, Inc.
7.500%, 02/15/2023		845,000	857,675
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)		435,000	462,188
			21,110,983
Financials - 13.5%
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		2,995,000	3,623,950
Asian Development Bank
3.250%, 07/20/2017	NZD	1,480,000	1,163,518
Banco Continental SA (7.375% to
10/07/2020, then 3 month
LIBOR + 6.802%)
10/07/2040 (S)		$505,000	526,458
Banco Safra SA
10.250%, 08/08/2016 (S)	BRL	752,000	298,824
Banco Santander Brasil SA
8.000%, 03/18/2016 (S)		920,000	361,683
Bancolombia SA
5.950%, 06/03/2021		$850,000	884,000
Bank of America Corp.
1.003%, 09/15/2026 (P)		3,615,000	3,110,068
Bank of America Corp. (8.000% to
01/30/2018, then 3 month
LIBOR + 3.630%)
01/30/2018 (Q)		850,000	941,800
BBVA Bancomer SA
6.500%, 03/10/2021 (S)		285,000	300,675
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,705,951

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc.
6.250%, 06/29/2017	NZD	1,245,000	$1,047,026
Citigroup, Inc. (5.900% to 02/15/2023,
then 3 month LIBOR + 4.230%)
02/15/2023 (Q)		$745,000	696,575
Citigroup, Inc. (5.950% to 01/30/2023,
then 3 month LIBOR + 4.069%)
01/30/2023 (Q)		1,605,000	1,485,187
Corporacion Andina de Fomento
3.750%, 01/15/2016		250,000	259,925
Corrections Corp. of America
4.125%, 04/01/2020		963,000	943,740
Country Garden Holdings Company, Ltd.
11.125%, 02/23/2018 (S)		330,000	366,300
EUROFIMA
6.000%, 01/28/2014	AUD	1,395,000	1,248,263
European Investment Bank
4.250%, 02/04/2015	NOK	6,400,000	1,083,055
5.375%, 05/20/2014	AUD	3,030,000	2,732,009
Fifth Third Bancorp (5.100% to
06/30/2023, then 3 month
LIBOR + 3.033%)
06/30/2023 (Q)		$1,820,000	1,610,700
First Tennessee Bank NA
5.050%, 01/15/2015		618,000	641,683
General Electric Capital Australia
Funding Pty, Ltd.
7.000%, 10/08/2015	AUD	2,800,000	2,648,993
General Electric Capital Corp.
4.250%, 01/17/2018	NZD	715,000	568,742
4.875%, 04/05/2016	SEK	10,000,000	1,656,982
General Electric Capital Corp. (7.125%
until 06/15/2022, then 3 month
LIBOR + 5.296%)
06/15/2022 (Q)		$1,600,000	1,788,000
General Electric Capital Corp., Series A
7.625%, 12/10/2014	NZD	4,415,000	3,747,093
Glen Meadow Pass-Through Trust
(6.505% to 02/15/2017, then 3 month
LIBOR + 2.125%)
02/12/2067 (S)		$1,885,000	1,819,025
Hongkong Land Treasury Services
(Singapore) Pte, Ltd.
3.860%, 12/29/2017	SGD	250,000	209,246
Host Hotels & Resorts LP
5.250%, 03/15/2022		$620,000	645,468
ING US, Inc. (5.650% to 05/15/2023, then
3 month LIBOR + 3.580%)
05/15/2053		575,000	559,188
Intercorp Retail Trust
8.875%, 11/14/2018 (S)		515,000	539,463
International Bank for Reconstruction
& Development
2.125%, 05/29/2017	NOK	1,560,000	257,700
3.500%, 01/24/2018	AUD	1,000,000	885,979
4.500%, 08/16/2016	NZD	1,455,000	1,201,776
International Finance Corp.
3.875%, 02/26/2018		620,000	492,207
JPMorgan Chase & Company
4.250%, 11/02/2018		1,485,000	1,151,139
KFW
4.000%, 12/15/2014	NOK	10,010,000	1,685,276
5.750%, 05/13/2015	AUD	4,775,000	4,429,713

80

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
Financials (continued)
Leucadia National Corp.
5.500%, 10/18/2023		$1,050,000	$1,047,774
MetLife, Inc.
6.400%, 12/15/2036		755,000	775,763
Moody’s Corp.
4.500%, 09/01/2022		140,000	137,664
National Australia Bank, Ltd.
6.000%, 02/15/2017	AUD	775,000	735,839
Nationstar Mortgage LLC
7.875%, 10/01/2020		$270,000	280,125
9.625%, 05/01/2019		1,039,000	1,168,875
Northgroup Preferred Capital Corp.
(6.378% to 10/15/2017 then 3 month
LIBOR + 1.173%)
10/15/2017 (Q)(S)		1,060,000	1,083,320
Prudential Financial, Inc. (5.875% to
09/01/2022, then 3 month
LIBOR + 4.175%)
09/15/2042		645,000	655,481
Realogy Group LLC
7.625%, 01/15/2020 (S)		95,000	106,638
Regions Bank
6.450%, 06/26/2037		250,000	264,125
Regions Financial Corp.
7.375%, 12/10/2037		385,000	414,386
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)		350,000	371,875
Symetra Financial Corp. (8.300% to
10/15/2017, then 3 month
LIBOR + 4.177%)
10/15/2037 (S)		990,000	1,030,838
Synovus Financial Corp.
5.125%, 06/15/2017		1,570,000	1,621,025
7.875%, 02/15/2019		725,000	813,813
Temasek Financial I, Ltd.
3.265%, 02/19/2020	SGD	1,250,000	1,032,635
The Royal Bank of Scotland PLC
1.849%, 03/31/2014 (P)		2,500,000	1,966,366
Westpac Banking Corp.
7.250%, 02/11/2020	AUD	700,000	700,849
XL Group PLC, Series E (6.500% to
04/15/2017, then 3 month
LIBOR + 2.458%)
04/15/2017 (Q)		$820,000	806,675
Yanlord Land Group, Ltd.
10.625%, 03/29/2018 (S)		450,000	495,000
Zions Bancorporation (5.800% to
06/15/2023, then 3 month
LIBOR + 3.800%)
06/15/2023 (Q)		1,050,000	955,500
			66,781,946
Health Care - 2.7%
AbbVie, Inc.
4.400%, 11/06/2042		615,000	571,478
Community Health Systems, Inc.
7.125%, 07/15/2020		315,000	326,813
Endo Finance Company
5.750%, 01/15/2022 (S)		830,000	834,150
Endo Health Solutions, Inc.
7.250%, 01/15/2022		530,000	567,100
Forest Laboratories, Inc.
5.000%, 12/15/2021 (S)		1,775,000	1,781,656

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health Care (continued)
Grifols, Inc.
8.250%, 02/01/2018	$325,000	$346,531
HCA Holdings, Inc.
6.250%, 02/15/2021	1,897,000	1,984,736
HCA, Inc.
7.500%, 02/15/2022	1,165,000	1,278,588
8.000%, 10/01/2018	280,000	330,750
LifePoint Hospitals, Inc.
5.500%, 12/01/2021 (S)	1,665,000	1,671,244
Tenet Healthcare Corp.
4.375%, 10/01/2021	1,450,000	1,363,000
Valeant Pharmaceuticals International, Inc.
7.000%, 10/01/2020 (S)	580,000	624,950
7.500%, 07/15/2021 (S)	865,000	949,338
WellCare Health Plans, Inc.
5.750%, 11/15/2020	553,000	565,443
		13,195,777
Industrials - 3.3%
Air Canada
6.750%, 10/01/2019 (S)	345,000	363,975
Aircastle, Ltd.
6.750%, 04/15/2017	90,000	100,350
7.625%, 04/15/2020	90,000	101,025
Covanta Holding Corp.
7.250%, 12/01/2020	1,010,000	1,102,206
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	1,200,858	1,353,968
Empresas ICA SAB de CV
8.375%, 07/24/2017 (S)	315,000	311,063
Garda World Security Corp.
7.250%, 11/15/2021 (S)	405,000	408,038
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017	1,130,000	1,218,988
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (S)	1,065,000	1,086,300
Navios Maritime Holdings, Inc.
7.375%, 01/15/2022 (S)	2,335,000	2,346,675
8.125%, 02/15/2019	375,000	385,313
Navios South American Logistics, Inc.
9.250%, 04/15/2019	240,000	258,900
Nortek, Inc.
10.000%, 12/01/2018	915,000	1,009,931
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)	590,000	545,013
7.500%, 09/14/2015 (Q)(S)	1,195,000	1,147,200
Smiths Group PLC
7.200%, 05/15/2019 (S)	290,000	334,438
TAM Capital 3, Inc.
8.375%, 06/03/2021 (S)	775,000	806,000
Tenedora Nemak SA de CV
5.500%, 02/28/2023 (S)	410,000	401,800
Tutor Perini Corp.
7.625%, 11/01/2018	1,100,000	1,177,000
UAL 2009-1 Pass Through Trust
10.400%, 11/01/2016	483,358	548,612
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	266,844	306,871
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	288,139	314,072

81

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
US Airways 2012-1 Class B Pass
Through Trust
8.000%, 10/01/2019	$862,487	$961,673
		16,589,411
Information Technology - 0.6%
Brightstar Corp.
9.500%, 12/01/2016 (S)	1,155,000	1,270,500
First Data Corp.
8.875%, 08/15/2020 (S)	110,000	121,688
Hughes Satellite Systems Corp.
7.625%, 06/15/2021	110,000	122,650
j2 Global, Inc.
8.000%, 08/01/2020	260,000	280,800
Seagate HDD Cayman
7.000%, 11/01/2021	860,000	949,225
Zayo Group LLC
8.125%, 01/01/2020	365,000	399,675
		3,144,538
Materials - 3.2%
APERAM
7.750%, 04/01/2018 (S)	430,000	440,750
ArcelorMittal
7.250%, 03/01/2041	1,145,000	1,093,475
Ardagh Packaging Finance PLC
7.375%, 10/15/2017 (S)	1,340,000	1,438,825
Ball Corp.
4.000%, 11/15/2023	1,720,000	1,539,400
Cemex Finance LLC
9.375%, 10/12/2022 (S)	375,000	422,813
CSN Islands XII Corp.
7.000%, 09/23/2015 (Q)(S)	820,000	676,500
Essar Steel Algoma, Inc.
9.375%, 03/15/2015 (S)	710,000	670,950
FMG Resources August 2006 Pty, Ltd.
6.875%, 04/01/2022 (S)	1,715,000	1,869,350
HudBay Minerals, Inc.
9.500%, 10/01/2020	1,255,000	1,289,513
Mercer International, Inc.
9.500%, 12/01/2017	610,000	664,900
New Gold, Inc.
6.250%, 11/15/2022 (S)	370,000	357,975
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	435,000	488,288
PetroLogistics LP
6.250%, 04/01/2020 (S)	175,000	175,438
Sappi Papier Holding GmbH
7.500%, 06/15/2032 (S)	1,110,000	860,250
7.750%, 07/15/2017 (S)	235,000	257,325
Sealed Air Corp.
6.500%, 12/01/2020 (S)	250,000	268,750
SunCoke Energy, Inc.
7.625%, 08/01/2019	820,000	883,550
TPC Group, Inc.
8.750%, 12/15/2020 (S)	1,100,000	1,168,750
Vale Overseas, Ltd.
4.625%, 09/15/2020	310,000	317,129
Votorantim Cimentos SA
7.250%, 04/05/2041 (S)	1,115,000	1,059,250
		15,943,181

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
Telecommunication Services - 2.9%
American Tower Corp.
7.000%, 10/15/2017		$529,000	$609,484
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)		714,000	748,203
ENTEL Chile SA
4.875%, 10/30/2024 (S)		1,755,000	1,711,472
Frontier Communications Corp.
7.125%, 01/15/2023		1,330,000	1,313,375
9.250%, 07/01/2021		150,000	172,875
GTP Acquisition Partners I LLC
7.628%, 06/15/2016 (S)		625,000	670,470
MetroPCS Wireless, Inc.
6.250%, 04/01/2021 (S)		718,000	744,925
6.625%, 04/01/2023 (S)		445,000	459,463
Millicom International Cellular SA
6.625%, 10/15/2021 (S)		965,000	998,293
Satelites Mexicanos SA de CV
9.500%, 05/15/2017		630,000	677,250
SBA Telecommunications, Inc.
5.750%, 07/15/2020		505,000	525,200
SBA Tower Trust
5.101%, 04/17/2017 (S)		616,000	664,007
SingTel Group Treasury Pte, Ltd.
3.488%, 04/08/2020	SGD	1,000,000	816,217
SoftBank Corp.
4.500%, 04/15/2020 (S)		$850,000	828,750
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)		170,000	204,850
T-Mobile USA, Inc.
6.125%, 01/15/2022		1,930,000	1,963,775
6.836%, 04/28/2023		435,000	451,313
Verizon Communications, Inc.
1.993%, 09/14/2018 (P)		520,000	546,779
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)		380,000	399,950
			14,506,651
Utilities - 1.1%
AES Corp.
4.875%, 05/15/2023		1,591,000	1,487,585
Calpine Corp.
6.000%, 01/15/2022 (S)		720,000	738,000
Cia de Saneamento Basico do Estado de
Sao Paulo
6.250%, 12/16/2020 (S)		555,000	572,030
Dubai Electricity & Water Authority
7.375%, 10/21/2020 (S)		1,070,000	1,246,550
GenOn Energy, Inc.
7.875%, 06/15/2017		129,000	141,900
NRG Energy, Inc.
6.625%, 03/15/2023		1,065,000	1,072,988
			5,259,053
TOTAL CORPORATE BONDS (Cost $205,569,472)			$209,049,465

CAPITAL PREFERRED SECURITIES - 1.8%
Financials - 1.8%
BAC Capital Trust XIV, Series G
4.000%, 02/03/2014 (P)(Q)		2,070,000	1,522,485
Baggot Securities, Ltd.
10.240%, 02/20/2014 (Q)(S)	EUR	430,000	622,903
Cullen/Frost Capital Trust II
1.789%, 03/01/2034 (P)		$826,000	711,519

82

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount		Value

CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
First Tennessee Capital II
6.300%, 04/15/2034		$593,000	$578,175
HSBC Finance Capital Trust IX (5.911%
to 11/30/2015, then 3 month
LIBOR + 1.926%)
11/30/2035		1,435,000	1,478,050
JPMorgan Chase Capital XXIII
1.241%, 05/15/2047 (P)		1,990,000	1,432,800
M&T Capital Trust III
9.250%, 02/01/2027		95,000	97,019
PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)		1,190,000	1,238,195
USB Capital IX
3.500%, 02/18/2014 (P)(Q)		1,456,000	1,128,400
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $8,978,101)			$8,809,546

CONVERTIBLE BONDS - 2.4%
Consumer Discretionary - 1.0%
Ford Motor Company
4.250%, 11/15/2016		1,435,000	2,647,574
Liberty Interactive LLC
0.750%, 03/30/2043 (S)		470,000	585,738
Liberty Media Corp.
1.375%, 10/15/2023 (S)		400,000	399,250
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)		699,000	1,357,808
			4,990,370
Financials - 0.7%
Ares Capital Corp.
5.750%, 02/01/2016 (S)		1,130,000	1,216,869
Colony Financial, Inc.
5.000%, 04/15/2023		730,000	747,794
Dundee International
5.500%, 07/31/2018	CAD	215,000	199,041
MGIC Investment Corp.
2.000%, 04/01/2020		$480,000	662,400
Redwood Trust, Inc.
4.625%, 04/15/2018		115,000	119,384
Transglobe Apartment
5.400%, 09/30/2018 (S)	CAD	275,000	276,489
			3,221,977
Health Care - 0.2%
Teleflex, Inc.
3.875%, 08/01/2017		$95,000	149,863
WellPoint, Inc.
2.750%, 10/15/2042		684,000	925,965
			1,075,828
Industrials - 0.4%
Air Lease Corp.
3.875%, 12/01/2018		545,000	731,663
United Continental Holdings, Inc.
4.500%, 06/30/2021		1,210,000	1,408,259
			2,139,922
Information Technology - 0.1%
Electronic Arts, Inc.
0.750%, 07/15/2016		250,000	265,938
TOTAL CONVERTIBLE BONDS (Cost $10,301,727)			$11,694,035

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS - 0.0%
City of Long Beach (California)
7.282%, 11/01/2030	$170,000	$171,542
TOTAL MUNICIPAL BONDS (Cost $171,700)		$171,542

TERM LOANS (M) - 12.4%
Consumer Discretionary - 2.1%
Burlington Coat Factory Warehouse Corp.
4.250%, 02/23/2017	375,874	379,790
CCM Merger, Inc.
5.000%, 03/01/2017	226,299	228,279
Clear Channel Communications, Inc.
3.819%, 01/29/2016	493,996	478,435
6.919%, 01/30/2019	1,457,076	1,390,294
Hilton Worldwide Finance LLC
3.750%, 10/26/2020	1,109,211	1,116,760
Hudson’s Bay Company
4.750%, 11/04/2020	1,995,000	2,024,648
Mood Media Corp.
7.000%, 05/07/2018	257,675	257,675
Pacific Industrial Services BidCo Pty, Ltd.
5.000%, 10/02/2018	309,225	313,284
RentPath, Inc.
6.250%, 05/29/2020	1,487,525	1,442,899
Toys R Us Property Company I LLC
6.000%, 08/21/2019	1,140,000	1,088,700
Travelport LLC
6.250%, 06/26/2019	395,950	405,849
Univision Communications, Inc.
4.500%, 03/02/2020	540,913	543,888
Virgin Media Investment Holdings, Ltd.
3.500%, 06/08/2020	975,000	976,219
		10,646,720
Consumer Staples - 1.0%
Del Monte Corp.
4.000%, 03/08/2018	940,697	942,034
HJ Heinz Company
3.500%, 06/05/2020	393,025	395,703
Revlon Consumer Products Corp.
4.000%, 11/20/2017	345,938	348,208
Rite Aid Corp.
5.750%, 08/21/2020	140,000	143,558
SUPERVALU, Inc.
5.000%, 03/21/2019	1,424,881	1,437,645
The Sun Products Corp.
5.500%, 03/23/2020	2,032,021	1,920,259
		5,187,407
Energy - 0.6%
Arch Coal, Inc.
6.250%, 05/16/2018	1,133,502	1,116,783
Fieldwood Energy LLC
8.375%, 09/30/2020	695,000	708,900
Offshore Group Investment, Ltd.
5.000%, 10/25/2017	948,125	955,236
		2,780,919
Financials - 2.5%
Carestream Health, Inc.
5.000%, 06/07/2019	3,368,625	3,405,471
9.500%, 06/07/2019	1,815,000	1,837,688
HUB International, Ltd.
4.750%, 10/02/2020	2,144,900	2,171,711
iStar Financial, Inc.
4.500%, 10/16/2017	1,472,283	1,479,185

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

TERM LOANS (M) (continued)
Financials (continued)
Ocwen Loan Servicing LLC
5.000%, 02/15/2018	$784,075	$791,328
Springleaf Financial Funding Company
4.750%, 09/25/2019	169,951	171,934
Walter Investment Management Corp.
4.750%, 12/11/2020	2,328,906	2,335,699
		12,193,016
Health Care - 1.8%
Aptalis Pharma, Inc.
6.000%, 09/18/2020	437,145	444,249
Biomet, Inc.
3.670%, 07/25/2017	457,700	460,844
Catalent Pharma Solutions, Inc.
3.669%, 09/15/2016	1,496,389	1,500,441
4.250%, 09/15/2017	1,641,035	1,648,420
MModal, Inc.
7.750%, 08/16/2019	415,058	354,875
National Mentor Holdings, Inc.
6.500%, 02/09/2017	1,014,091	1,019,161
Opal Acquisition, Inc.
5.000%, 11/27/2020	1,250,000	1,249,479
Patheon, Inc.
7.250%, 12/06/2018	252,450	254,238
Salix Pharmaceuticals, Ltd.,
TBD 11/07/2019 (T)	895,000	903,577
Valeant Pharmaceuticals International, Inc.
4.500%, 08/05/2020	962,725	967,539
		8,802,823
Industrials - 1.0%
American Builders & Contractors Supply
Company, Inc.
3.500%, 04/16/2020	1,491,263	1,493,127
Brand Energy & Infrastructure
Services, Inc.
4.750%, 11/26/2020	480,000	481,457
Four Seasons Holdings, Inc.
4.250%, 06/27/2020	1,820,438	1,824,989
Swift Transportation Company LLC
4.000%, 12/21/2017	273,387	274,958
US Airways, Inc.
4.000%, 05/23/2019	810,000	815,063
		4,889,594
Information Technology - 1.2%
Alcatel-Lucent USA, Inc.
5.750%, 01/30/2019	1,768,611	1,775,611
Aspect Software, Inc.
7.000%, 05/06/2016	204,549	204,805
BMC Software Finance, Inc.
5.000%, 09/10/2020	1,315,000	1,320,747
Dell International LLC
4.500%, 04/29/2020	1,605,000	1,606,672
First Data Corp.
4.164%, 03/24/2017	250,936	251,250
4.164%, 03/23/2018	593,821	594,043
4.164%, 09/24/2018	165,000	165,115
		5,918,243
Materials - 1.0%
Apex Tool Group LLC
4.500%, 01/31/2020	980,075	984,485
Berry Plastics Group, Inc.
3.500%, 02/07/2020	977,613	971,961

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

TERM LOANS (M) (continued)
Materials (continued)
Consolidated Container Company LLC
5.000%, 07/03/2019	$390,063	$392,013
Doncasters Group, Ltd.
5.500%, 04/09/2020	550,838	557,379
FMG Resources August 2006 Pty, Ltd.
4.250%, 06/28/2019	824,583	835,578
US Coatings Acquisition, Inc.
4.750%, 02/01/2020	1,290,250	1,298,135
		5,039,551
Telecommunication Services - 0.7%
Crown Castle Operating Company
TBD 01/29/2021 (T)	1,345,000	1,346,201
3.250%, 01/31/2019	1,178,097	1,177,696
nTelos, Inc.
5.750%, 11/08/2019	915,750	917,277
		3,441,174
Utilities - 0.5%
Dynegy, Inc.
4.000%, 04/23/2020	450,046	451,921
La Frontera Generation LLC
4.500%, 09/30/2020	2,176,524	2,197,610
		2,649,531
TOTAL TERM LOANS (Cost $61,334,586)		$61,548,978

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.3%
Commercial & Residential - 4.7%
Adjustable Rate Mortgage Trust,
Series 2004-5, Class 2A1
2.684%, 04/25/2035 (P)	587,146	575,095
American Home Mortgage Assets Trust,
Series 2006-6, Class XP IO
2.003%, 12/25/2046	9,247,418	585,827
Banc of America Commercial
Mortgage Trust, Inc., Series 2006-4,
Class AM
5.675%, 07/10/2046	825,000	899,578
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2005-2, Class A1,
2.600%, 03/25/2035 (P)	295,640	297,611
Series 2004-10, Class 12A3,
2.695%, 01/25/2035 (P)	558,162	553,288
Bear Stearns Alt-A Trust
Series 2005-7, Class 11A1,
0.705%, 08/25/2035 (P)	333,294	305,550
Series 2004-8, Class 1A,
0.865%, 09/25/2034 (P)	113,511	109,745
Series 2004-12, Class 1A1,
0.865%, 01/25/2035 (P)	510,144	495,878
Series 2004-13, Class A1,
0.905%, 11/25/2034 (P)	764,679	748,540
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 2A1
2.710%, 02/25/2037 (P)	261,732	261,970
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO,
2.169%, 09/19/2044	3,799,013	180,581
Series 2005-AR2, Class X2 IO,
2.969%, 03/19/2045	7,057,792	509,311

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Extended Stay America Trust,
Series 2013-ESHM, Class M
7.625%, 12/05/2019 (S)	$311,250	$311,181
Greenwich Capital Commercial
Funding Corp., Series 2006-GG7,
Class AM
5.820%, 07/10/2038 (P)	90,000	98,248
GS Mortgage Securities Corp. II,
Series 2013, Class KYO
3.768%, 11/08/2029 (P)(S)	970,000	966,619
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 3A1
2.656%, 09/25/2035 (P)	757,840	746,200
HarborView Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	10,368,132	110,161
Series 2007-3, Class ES IO,
0.349%, 05/19/2047 (S)	12,516,651	132,989
Series 2007-4, Class ES IO,
0.349%, 07/19/2047	13,407,557	142,455
Series 2005-9, Class 2A1A,
0.507%, 06/20/2035 (P)	519,833	487,116
Series 2005-9, Class 2A1C,
0.617%, 06/20/2035 (P)	353,061	317,798
Series 2005-8, Class 1X IO,
2.174%, 09/19/2035	5,776,291	390,547
Series 2005-2, Class IX IO,
2.201%, 05/19/2035	2,635,248	154,159
Series 2004-7, Class 4A,
2.667%, 11/19/2034 (P)	722,066	719,679
Hilton USA Trust, Series 2013-HLF,
Class EFL
3.919%, 11/05/2030 (P)(S)	690,000	690,049
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.673%, 10/25/2036	19,523,059	627,100
Series 2005-AR18, Class 1X IO,
2.041%, 10/25/2036	20,035,262	1,282,888
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2007-CB18, Class A4,
5.440%, 06/12/2047	640,000	703,296
Series 2006-LDP7, Class AM,
5.863%, 04/15/2045 (P)	190,000	209,349
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AM
5.413%, 09/15/2039	615,000	676,050
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1,
2.143%, 12/25/2034 (P)	298,354	296,938
Series 2006-3, Class 2A1,
2.333%, 10/25/2036 (P)	289,809	275,295
Series 2005-A2, Class A2,
2.532%, 02/25/2035 (P)	460,291	458,991
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AM
5.305%, 01/12/2044 (P)	885,000	944,361
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3,
Class A4
5.414%, 07/12/2046 (P)	627,276	679,942

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1,
2.462%, 10/25/2034 (P)	$496,265	$485,044
Series 2004-9, Class 1A,
5.680%, 11/25/2034 (P)	336,754	326,726
Opteum Mortgage Acceptance Corp.,
Series 2005-4, Class 1APT
0.475%, 11/25/2035 (P)	481,225	438,646
Structured Asset Securities Corp.,
Series 2003-7A, Class 3A6
2.481%, 12/25/2033 (P)	472,239	462,414
WaMu Mortgage Pass
Through Certificates
Series 2005-AR6, Class 2A1A,
0.395%, 04/25/2045 (P)	256,764	241,485
Series 2005-AR19, Class A1A2,
0.455%, 12/25/2045 (P)	704,568	644,630
Series 2005-AR8, Class 2AB3,
0.525%, 07/25/2045 (P)	628,581	582,365
Series 2005-AR2, Class 2A1B,
0.535%, 01/25/2045 (P)	822,617	739,835
Series 2005-AR2, Class 2A2B,
0.545%, 01/25/2045 (P)	568,259	511,254
Series 2005-AR8, Class 2AB2,
0.585%, 07/25/2045 (P)	642,219	598,341
Wells Fargo Commercial Mortgage Trust,
Series 2013-BTC, Class E
3.550%, 04/16/2035 (P)(S)	770,000	636,602
Wells Fargo Mortgage Backed
Securities Trust, Series 2004-Z,
Class 2A1
2.615%, 12/25/2034 (P)	687,189	693,214
U.S. Government Agency - 0.6%
Federal Home Loan Mortgage Corp.
Series K705, Class X1 IO,
1.756%, 09/25/2018	3,793,696	272,888
Series 292, Class IO,
3.500%, 11/15/2027	1,334,477	219,886
Series 291, Class IO,
3.500%, 11/15/2032	1,897,728	417,502
Series 304, Class C42 IO,
4.000%, 12/15/2027	2,078,668	282,845
Series 4077, Class IK IO,
5.000%, 07/15/2042	1,691,459	375,525
Federal National Mortgage Association
Series 2012-118, Class AI IO,
3.500%, 11/25/2037	1,839,644	356,463
Series 2013-39, Class KI IO,
4.000%, 05/25/2028	2,867,339	403,541
Series 402, Class 4 IO,
4.000%, 10/25/2039	365,992	70,119
Series 402, Class 3 IO,
4.000%, 11/25/2039	370,680	76,280
Series 406, Class 3 IO,
4.000%, 01/25/2041	377,403	75,044
Series 402, Class 7 IO,
4.500%, 11/25/2039	442,830	90,384
Series 407, Class 4 IO,
4.500%, 03/25/2041	705,028	110,638
Series 407, Class 7 IO,
5.000%, 03/25/2041	1,719,174	356,181

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 407, Class 8 IO,
5.000%, 03/25/2041	$851,268	$172,238
		3,279,534
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $23,291,471)		$26,584,475

ASSET BACKED SECURITIES - 0.9%
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	2,837,713	2,832,267
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	1,275,613	1,351,237
Home Equity Asset Trust, Series 2003-1,
Class M1 1.665%, 06/25/2033 (P)	272,952	255,534
TOTAL ASSET BACKED SECURITIES (Cost $4,399,214)		$4,439,038

COMMON STOCKS - 2.2%
Consumer Discretionary - 1.0%
Charter Communications, Inc., Class A (I)	26,089	$3,567,932
Lear Corp.	1,712	138,621
TRW Automotive Holdings Corp. (I)	15,926	1,184,735
Vertis Holdings, Inc. (I)	8,371	0
		4,891,288
Financials - 1.2%
Apollo Investment Corp.	2,306	19,555
Capital One Financial Corp.	21,545	1,650,562
Dundee International	11,025	87,390
MetLife, Inc.	22,931	1,236,440
PNC Financial Services Group, Inc.	18,510	1,436,006
SunTrust Banks, Inc.	42,025	1,546,940
		5,976,893
TOTAL COMMON STOCKS (Cost $7,150,249)		$10,868,181

PREFERRED SECURITIES - 7.1%
Financials - 4.9%
Discover Financial Services, 6.500%	29,850	687,744
FelCor Lodging Trust, Inc.,
Series A, 1.950%	25,731	623,977
First Tennessee Bank NA, 3.750% (S)	2,005	1,446,106
Hartford Financial Services
Group, Inc., 7.875%	50,575	1,449,480
Health Care REIT, Inc., 6.500%	12,750	653,565
HSBC USA, Inc., 3.500%	45,001	837,019
Huntington Bancshares, Inc., 8.500%	1,305	1,650,825
M&T Bank Corp., Series A, 6.375%	1,540	1,358,280
MetLife, Inc., 5.000%	40,443	1,275,572
Regions Financial Corp., 6.375%	49,955	1,106,503
Reinsurance Group of
America, Inc., 6.200%	34,301	832,485
SunTrust Banks, Inc., 4.000%	42,525	788,839
U.S. Bancorp, 3.500%	2,061	1,512,795
U.S. Bancorp (6.500% to 01/15/2022, then
3 month LIBOR + 4.468%)	64,350	1,692,405
United Community Banks, Inc., Series B
(5.000% to 02/01/14, then
9.000% thereafter) (R)	325	324,188
Webster Financial Corp., 6.400%	25,775	551,585

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES (continued)
Financials (continued)
Wells Fargo & Company,
Series L, 7.500%	1,400	$1,547,000
Weyerhaeuser Company, 6.375%	63,700	3,569,748
Wintrust Financial Corp., 5.000%	135	167,063
Zions Bancorporation, 6.300%	10,944	254,886
Zions Bancorporation, 6.950%	22,575	600,947
Zions Bancorporation, 7.900%	43,550	1,168,011
		24,099,023
Industrials - 0.3%
Continental Airlines
Finance Trust II, 6.000%	5,800	279,488
United Technologies Corp., 7.500%	21,150	1,384,691
		1,664,179
Materials - 0.0%
ArcelorMittal, 6.000%	7,825	203,450
Telecommunication Services - 0.3%
Crown Castle International Corp., 4.500%	9,989	999,300
Intelsat SA, 5.750%	9,740	569,790
		1,569,090
Utilities - 1.6%
CenterPoint Energy, Inc., 3.719%	22,550	1,195,885
Dominion Resources, Inc., 6.000%	38,600	2,092,506
NextEra Energy, Inc., 5.799%	7,445	373,516
NextEra Energy, Inc., 5.889%	27,190	1,539,770
PPL Corp., 8.750%	50,715	2,681,809
		7,883,486
TOTAL PREFERRED SECURITIES (Cost $35,284,136)		$35,419,228

INVESTMENT COMPANIES - 0.1%
FII BTG Pactual Corporate Office Fund	9,215	$523,275
TOTAL INVESTMENT COMPANIES (Cost $683,189)		$523,275

ESCROW CERTIFICATES - 0.0%
Consumer Discretionary - 0.0%
Lear Corp., Series B
8.750%, 12/01/2016 (I)	1,415,000	12,381
TOTAL ESCROW CERTIFICATES (Cost $76)		$12,381

PURCHASED OPTIONS - 0.2%
Call Options - 0.2%
Over the Counter Purchase Call on the
GBP vs. CAD (Expiration Date:
06/01/2014; Strike Price: $1.80;
Counterparty: Goldman Sachs
& Company) (I)	9,310,000	184,633
Over the Counter Purchase Call on the
USD vs. CAD (Expiration Date:
01/01/2014; Strike Price: $1.10;
Counterparty: Morgan Stanley
& Company) (I)	30,355,000	30
Over the Counter Purchase Call on the
USD vs. CAD (Expiration Date:
05/01/2014; Strike Price: $1.07;
Counterparty: RBC Dominion
Securities, Inc.) (I)	30,635,000	469,757

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

PURCHASED OPTIONS (continued)
Call Options (continued)
Over the Counter Purchase Call on the
USD vs. CAD (Expiration Date:
06/01/2014; Strike Price: $1.12;
Counterparty: Capital Institutional
Services, Inc.) (I)	13,965,000	$81,290
Over the Counter Purchase Call on the
USD vs. CAD (Expiration Date:
09/02/2015; Strike Price: $1.30;
Counterparty: Goldman Sachs
& Company) (I)	10,810,000	58,147
TOTAL PURCHASED OPTIONS (Cost $1,314,719)		$793,857

WARRANTS - 0.0%
Lear Corp. (Expiration Date: 11/09/2014;
Strike Price: $0.005) (I)	191	$30,243
TOTAL WARRANTS (Cost $0)		$30,243

SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreement - 0.8%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2013 at 0.010% to be
repurchased at $3,840,002 on
01/02/2014, collateralized by
$4,009,200 U.S. Treasury Note, 0.750%
due 02/28/2018 (valued at $3,916,899,
including interest)	$3,840,000	$3,840,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,840,000)		$3,840,000
Total Investments (Strategic Income Opportunities Trust)
(Cost $477,013,335) - 98.2%		$487,357,591
Other assets and liabilities, net - 1.8%		9,007,526
TOTAL NET ASSETS - 100.0%		$496,365,117

Total Bond Market Trust B

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 68.2%
U.S. Government - 34.9%
U.S. TreasuryStrip, PO 2.750%, 11/15/2023	$17,000,000	$16,601,554
U.S. Treasury Bonds
3.625%, 08/15/2043	8,120,000	7,636,592
3.750%, 11/15/2043	1,000,000	962,656
3.875%, 08/15/2040	1,100,000	1,096,047
4.250%, 11/15/2040 to 11/15/2040	4,060,000	4,311,875
4.375%, 05/15/2041 to 05/15/2041	1,585,000	1,714,507
4.500%, 02/15/2036	2,000,000	2,218,124
4.625%, 02/15/2040	1,400,000	1,575,000
4.750%, 02/15/2041	2,000,000	2,292,500
7.500%, 11/15/2016	1,270,000	1,513,284
7.875%, 02/15/2021	3,400,000	4,620,811
8.125%, 08/15/2021	1,400,000	1,945,234
8.750%, 08/15/2020	1,400,000	1,963,063
9.250%, 02/15/2016	5,700,000	6,758,063
U.S. Treasury Notes
0.250%, 11/30/2015 to 11/30/2015	17,500,000	17,491,271
0.625%, 04/30/2018 to 04/30/2018	8,600,000	8,410,702
0.750%, 12/31/2017	3,700,000	3,616,750

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
0.875%, 04/30/2017	$5,000,000	$4,984,375
1.000%, 03/31/2017 to 03/31/2017	4,550,000	4,562,877
1.250%, 04/30/2019 to 04/30/2019	1,700,000	1,653,961
1.375%, 09/30/2018	900,000	888,469
1.500%, 03/31/2019 to 03/31/2019	13,000,000	12,942,263
1.875%, 08/31/2017	2,000,000	2,052,656
2.000%, 02/15/2022 to 02/15/2022	7,500,000	7,546,523
2.125%, 05/31/2015	10,400,000	10,676,661
2.625%, 11/15/2020	5,800,000	5,887,000
2.750%, 02/15/2019	7,000,000	7,330,316
3.000%, 02/28/2017 to 02/28/2017	6,720,000	7,150,855
3.125%, 05/15/2021 to 05/15/2021	2,200,000	2,329,087
3.250%, 06/30/2016	3,650,000	3,894,094
4.250%, 11/15/2017	7,300,000	8,125,243
		164,752,413
U.S. Government Agency - 33.3%
Federal Farm Credit Bank 4.875%, 12/16/2015	900,000	978,282
Federal Home Loan Bank
5.375%, 05/18/2016	1,700,000	1,892,693
5.500%, 07/15/2036	190,000	219,203
Federal Home Loan Mortgage Corp.
2.500%, 05/27/2016	1,180,000	1,234,980
2.530%, 08/01/2037 (P)	683,711	726,657
3.000%, 10/01/2042	3,618,132	3,429,593
3.100%, 02/01/2037 (P)	328,029	346,056
3.500%, TBA (C)	4,300,000	4,261,703
3.500%, 12/01/2025	3,081,093	3,215,449
4.000%, 12/01/2040 to 12/01/2040	3,674,722	3,780,098
4.500%, TBA (C)	2,000,000	2,116,376
4.500%, 07/01/2041 to 07/01/2041	5,326,383	5,669,057
5.000%, TBA (C)	2,300,000	2,482,562
5.000%, 10/01/2040 to 10/01/2040	1,814,593	1,961,206
5.500%, 01/01/2039 to 01/01/2039	4,187,393	4,667,184
6.000%, 10/01/2038 to 10/01/2038	1,432,827	1,579,130
6.250%, 07/15/2032	450,000	567,709
6.500%, 09/01/2038 to 09/01/2038	507,385	560,172
6.750%, 09/15/2029	1,200,000	1,579,633
7.000%, 10/01/2038 to 10/01/2038	172,154	196,335
7.500%, 03/01/2032 to 03/01/2032	23,663	27,762
8.000%, 02/01/2030	3,400	4,085
Federal National Mortgage Association
2.215%, 07/01/2034 (P)	497,485	511,353
2.220%, 01/01/2035 (P)	1,010,979	1,056,803
2.317%, 05/01/2036 (P)	229,825	243,069
2.500%, 05/01/2028	2,357,852	2,334,458
2.601%, 04/01/2037 (P)	1,027,264	1,091,788
2.825%, 04/01/2036 (P)	115,168	122,402
3.000%, TBA (C)	4,700,000	4,791,062
3.000%, 04/01/2043 to 04/01/2043	10,820,475	10,498,704
3.117%, 09/01/2037 (P)	417,227	433,735
3.500%, TBA (C)	8,300,000	8,242,938
3.500%, 12/01/2040 to 12/01/2040	4,977,584	5,042,719
4.000%, 05/01/2042 to 05/01/2042	8,788,023	9,086,958
4.375%, 10/15/2015	6,350,000	6,797,675
4.500%, TBA (C)	4,100,000	4,345,617
4.500%, 02/01/2041 to 02/01/2041	5,087,108	5,398,662
5.000%, 07/01/2039 to 07/01/2039	5,290,778	5,727,537
5.137%, 10/01/2037 (P)	107,030	113,752
5.500%, 11/01/2038 to 11/01/2038	4,328,803	4,748,030
6.000%, 08/01/2038 to 08/01/2038	2,862,056	3,159,107
6.500%, 12/01/2037 to 12/01/2037	892,060	988,878

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
7.000%, 10/01/2038 to 10/01/2038	$280,934	$319,197
7.125%, 01/15/2030	209,000	282,646
7.250%, 05/15/2030	1,450,000	1,985,591
7.500%, 08/01/2031 to 08/01/2031	43,881	51,267
8.000%, 09/01/2031 to 09/01/2031	13,334	16,000
8.500%, 09/01/2030	1,948	2,378
Government National Mortgage Association
3.000%, 08/15/2043	3,664,935	3,542,245
3.500%, 01/15/2043	7,162,373	7,228,122
4.000%, 02/15/2041 to 02/15/2041	8,624,576	8,990,423
4.500%, 10/20/2040 to 10/20/2040	5,546,809	5,930,200
5.000%, 07/20/2040 to 07/20/2040	4,490,360	4,893,487
5.500%, 09/20/2039 to 09/20/2039	1,782,238	1,965,701
6.000%, 10/15/2038 to 10/15/2038	1,127,019	1,256,538
6.500%, 12/15/2038 to 12/15/2038	580,581	657,923
7.000%, 05/15/2032 to 05/15/2032	82,970	97,139
7.500%, 01/15/2031 to 01/15/2031	23,471	27,850
8.000%, 04/15/2031	9,105	11,030
8.500%, 09/15/2030	6,100	7,512
9.000%, 01/15/2031	1,503	1,873
Tennessee Valley Authority
3.875%, 02/15/2021	700,000	738,251
4.500%, 04/01/2018	420,000	465,808
6.750%, 11/01/2025	1,295,000	1,636,833
The Financing Corp. 8.600%, 09/26/2019	675,000	892,139
		157,231,325
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $312,529,269)		$321,983,738

FOREIGN GOVERNMENT
OBLIGATIONS - 3.2%
Brazil - 0.4%
Federative Republic of Brazil
Bond4.250%, maturing at 01/07/2025	1,612,000	1,535,430
5.875%, 01/15/2019	105,000	117,600
7.125%, 01/20/2037	50,000	57,250
		1,710,280
Canada - 0.7%
Government of Canada
0.875%, 02/14/2017	250,000	249,984
Province of British Columbia
6.500%, 01/15/2026	490,000	611,084
Province of Manitoba
9.625%, 12/01/2018	300,000	390,953
Province of New Brunswick
5.200%, 02/21/2017	380,000	428,135
Province of Nova Scotia
5.125%, 01/26/2017	455,000	510,502
Province of Ontario
4.500%, 02/03/2015	350,000	365,684
Province of Quebec
7.125%, 02/09/2024	150,000	186,979
7.500%, 07/15/2023	410,000	522,428
		3,265,749
Chile - 0.1%
Republic of Chile
3.875%, 08/05/2020	510,000	530,400

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Colombia - 0.1%
Republic of Colombia, Bond
4.375%, 07/12/2021	$550,000	$567,875
Israel - 0.2%
Government of Israel
5.125%, 03/26/2019	530,000	602,552
5.500%, 09/18/2023	455,000	524,487
		1,127,039
Italy - 0.1%
Republic of Italy
6.875%, 09/27/2023	300,000	355,615
Japan - 0.3%
Japan Bank for International Cooperation
2.250%, 07/13/2016	1,250,000	1,293,841
Mexico - 0.3%
Government of Mexico
5.950%, 03/19/2019	415,000	479,325
6.050%, 01/11/2040	930,000	1,011,375
		1,490,700
Panama - 0.1%
Republic of Panama
6.700%, 01/26/2036	370,000	413,475
Peru - 0.1%
Republic of Peru
6.550%, 03/14/2037	250,000	287,500
Bond7.125%, maturing at 03/30/2019	120,000	145,050
		432,550
Philippines - 0.2%
Republic of Philippines
4.000%, 01/15/2021	1,000,000	1,037,500
Poland - 0.0%
Republic of Poland
6.375%, 07/15/2019	110,000	128,563
South Africa - 0.2%
Republic of South Africa
5.500%, 03/09/2020	740,000	788,100
Sweden - 0.1%
Svensk Exportkredit AB
3.250%, 09/16/2014	580,000	591,735
Turkey - 0.3%
Republic of Turkey
6.000%, 01/14/2041	400,000	351,200
6.250%, 09/26/2022	400,000	415,400
7.500%, 07/14/2017	400,000	446,600
		1,213,200
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $14,829,428)		$14,946,622

CORPORATE BONDS - 23.8%
Consumer Discretionary - 2.1%
21st Century Fox America, Inc.
6.650%, 11/15/2037	440,000	512,060
Brinker International, Inc.
3.875%, 05/15/2023	250,000	224,701
CBS Corp.
4.300%, 02/15/2021	150,000	152,513
8.875%, 05/15/2019	80,000	102,230

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Comcast Corp.
5.700%, 07/01/2019	$310,000	$358,089
6.500%, 11/15/2035 to 11/15/2035	415,000	466,222
COX Communications, Inc.
9.375%, 01/15/2019 (S)	125,000	157,188
DIRECTV Holdings LLC
5.150%, 03/15/2042	50,000	44,758
6.375%, 03/01/2041	360,000	372,126
Discovery Communications LLC
5.625%, 08/15/2019	250,000	280,553
Family Dollar Stores, Inc.
5.000%, 02/01/2021	305,000	310,880
Ford Motor Credit Company LLC
5.000%, 05/15/2018	1,040,000	1,157,935
Grupo Televisa SAB
6.625%, 01/15/2040	220,000	232,931
Home Depot, Inc.
5.875%, 12/16/2036	280,000	322,088
Hyatt Hotels Corp.
3.375%, 07/15/2023	250,000	228,819
Johnson Controls, Inc.
5.700%, 03/01/2041	150,000	155,091
Lowe’s Companies, Inc.
5.800%, 10/15/2036	140,000	153,737
6.100%, 09/15/2017	180,000	205,029
McDonald’s Corp.
3.625%, 05/20/2021	250,000	258,155
5.000%, 02/01/2019	228,000	256,784
NBCUniversal Media LLC
5.150%, 04/30/2020	230,000	256,794
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	300,000	314,081
Target Corp.
6.500%, 10/15/2037	350,000	413,350
TCI Communications, Inc.
7.125%, 02/15/2028	110,000	135,022
The Walt Disney Company
5.625%, 09/15/2016	340,000	381,711
Thomson Reuters Corp.
4.500%, 05/23/2043	250,000	210,879
Time Warner Cable, Inc.
4.125%, 02/15/2021	60,000	56,795
Time Warner Companies, Inc.
7.250%, 10/15/2017	100,000	119,164
7.570%, 02/01/2024	240,000	293,125
Time Warner Entertainment Company LP
8.375%, 07/15/2033	525,000	570,646
Time Warner, Inc.
7.625%, 04/15/2031	285,000	359,804
Toyota Motor Credit Corp.
3.400%, 09/15/2021	320,000	324,408
Viacom, Inc.
4.250%, 09/15/2015	150,000	158,264
4.500%, 03/01/2021	120,000	125,399
Volkswagen International Finance NV
2.875%, 04/01/2016 (S)	60,000	62,411
		9,733,742
Consumer Staples - 1.9%
Altria Group, Inc.
4.125%, 09/11/2015	150,000	158,287
9.250%, 08/06/2019	105,000	138,244
9.950%, 11/10/2038	17,000	25,860

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	$460,000	$563,599
7.750%, 01/15/2019	335,000	418,093
Bottling Group LLC
5.125%, 01/15/2019	105,000	118,501
Brown-Forman Corp.
2.500%, 01/15/2016	300,000	309,851
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	160,000	196,455
Campbell Soup Company
4.500%, 02/15/2019	300,000	328,376
ConAgra Foods, Inc.
5.819%, 06/15/2017	62,000	69,848
7.000%, 04/15/2019	150,000	177,674
9.750%, 03/01/2021	175,000	225,645
CVS Caremark Corp.
4.125%, 05/15/2021	60,000	62,114
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	91,439	114,450
Diageo Capital PLC
4.828%, 07/15/2020	95,000	105,077
Dr Pepper Snapple Group, Inc.
2.900%, 01/15/2016	500,000	518,897
Energizer Holdings, Inc.
4.700%, 05/19/2021	250,000	252,218
General Mills, Inc.
5.650%, 02/15/2019	315,000	365,693
Kellogg Company
4.150%, 11/15/2019	30,000	32,096
Kimberly-Clark Corp.
7.500%, 11/01/2018	250,000	309,745
Kraft Foods Group, Inc.
6.125%, 08/23/2018	66,000	76,895
6.875%, 01/26/2039	40,000	48,564
PepsiCo, Inc.
4.000%, 03/05/2042	270,000	234,249
5.500%, 01/15/2040	280,000	303,329
Philip Morris International, Inc.
3.600%, 11/15/2023	250,000	241,581
4.125%, 05/17/2021	320,000	332,332
6.875%, 03/17/2014	290,000	293,862
Reynolds American, Inc.
3.250%, 11/01/2022	270,000	248,479
Safeway, Inc.
6.350%, 08/15/2017	135,000	150,987
SC Johnson & Son, Inc.
4.000%, 05/15/2043 (S)	250,000	216,257
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)	90,000	93,118
The Clorox Company
5.950%, 10/15/2017	295,000	336,693
The Coca-Cola Company
3.150%, 11/15/2020	60,000	60,791
The Kroger Company
3.900%, 10/01/2015	150,000	157,893
6.400%, 08/15/2017	370,000	423,762
The Procter & Gamble Company
5.500%, 02/01/2034	50,000	55,727
Wal-Mart Stores, Inc.
4.125%, 02/01/2019	100,000	108,410
6.200%, 04/15/2038	125,000	149,756
7.550%, 02/15/2030	410,000	550,610

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Walgreen Company
5.250%, 01/15/2019	$335,000	$374,319
		8,948,337
Energy - 2.9%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	280,000	313,505
Apache Corp.
3.625%, 02/01/2021	250,000	257,056
BP Capital Markets PLC
1.375%, 11/06/2017	500,000	492,186
2.750%, 05/10/2023	250,000	227,895
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	290,000	323,961
Cenovus Energy, Inc.
5.700%, 10/15/2019	40,000	45,539
Chevron Corp.
4.950%, 03/03/2019	90,000	102,033
ConocoPhillips
5.750%, 02/01/2019	100,000	115,418
DCP Midstream LLC
9.750%, 03/15/2019 (S)	95,000	118,145
Devon Financing Corp. ULC
7.875%, 09/30/2031	170,000	218,116
Enbridge Energy Partners LP
9.875%, 03/01/2019	125,000	161,656
Encana Corp.
6.500%, 08/15/2034	270,000	294,653
Energy Transfer Partners LP
6.500%, 02/01/2042	50,000	53,571
6.700%, 07/01/2018	250,000	290,131
Ensco PLC
4.700%, 03/15/2021	360,000	380,309
Enterprise Products Operating LLC
4.850%, 08/15/2042	280,000	262,772
6.875%, 03/01/2033	130,000	154,996
9.750%, 01/31/2014	60,000	60,420
EOG Resources, Inc.
4.100%, 02/01/2021	300,000	312,984
Halliburton Company
6.150%, 09/15/2019	360,000	425,448
Hess Corp.
8.125%, 02/15/2019	280,000	347,618
Kinder Morgan Energy Partners LP
5.625%, 02/15/2015	120,000	126,169
6.375%, 03/01/2041	60,000	64,526
6.500%, 09/01/2039	180,000	196,740
9.000%, 02/01/2019	60,000	76,195
Magellan Midstream Partners LP
6.550%, 07/15/2019	180,000	212,885
Nabors Industries, Inc.
9.250%, 01/15/2019	105,000	129,110
Nexen, Inc.
6.200%, 07/30/2019	120,000	138,260
Noble Holding International, Ltd.
6.050%, 03/01/2041	50,000	51,359
7.375%, 03/15/2014	290,000	293,810
Occidental Petroleum Corp.
4.100%, 02/01/2021	300,000	314,524
ONEOK Partners LP
6.650%, 10/01/2036	268,000	294,087
Pemex Project Funding Master Trust
6.625%, 06/15/2035	230,000	242,075
7.375%, 12/15/2014	260,000	274,560

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Petro-Canada
5.950%, 05/15/2035	$235,000	$253,801
6.050%, 05/15/2018	125,000	143,984
Petrobras Global Finance BV
4.375%, 05/20/2023	365,000	324,678
Petrobras International Finance Company
5.375%, 01/27/2021	400,000	396,482
6.750%, 01/27/2041	80,000	74,228
8.375%, 12/10/2018	90,000	105,506
Petroleos Mexicanos
5.500%, 01/21/2021	320,000	344,000
Plains All American Pipeline LP
8.750%, 05/01/2019	60,000	76,704
Shell International Finance BV
6.375%, 12/15/2038	90,000	111,421
Southern Natural Gas Company
4.400%, 06/15/2021	250,000	255,795
Statoil ASA
1.800%, 11/23/2016	580,000	592,891
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	170,000	155,960
Talisman Energy, Inc.
3.750%, 02/01/2021	60,000	58,016
6.250%, 02/01/2038	110,000	111,528
7.750%, 06/01/2019	150,000	179,556
The Williams Companies, Inc.
7.875%, 09/01/2021	190,000	218,827
Tosco Corp.
8.125%, 02/15/2030	383,000	532,296
Total Capital SA
3.125%, 10/02/2015	40,000	41,743
4.125%, 01/28/2021	40,000	42,255
4.250%, 12/15/2021	60,000	63,413
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	405,000	439,486
Valero Energy Corp.
6.125%, 06/15/2017	345,000	393,223
7.500%, 04/15/2032	270,000	327,558
Weatherford International, Ltd.
5.500%, 02/15/2016	340,000	368,468
6.000%, 03/15/2018	185,000	207,533
Williams Partners LP
5.250%, 03/15/2020	400,000	436,912
		13,628,976
Financials - 8.1%
AEGON Funding Company LLC
5.750%, 12/15/2020	165,000	185,184
African Development Bank
6.875%, 10/15/2015	145,000	158,239
Allied World Assurance Company, Ltd.
7.500%, 08/01/2016	325,000	373,075
American Express Company
2.650%, 12/02/2022	345,000	319,535
American Express Credit Corp.
2.800%, 09/19/2016	400,000	417,922
American International Group, Inc.
5.450%, 05/18/2017	120,000	134,078
6.250%, 05/01/2036	430,000	496,793
Asian Development Bank
5.593%, 07/16/2018	590,000	683,783
Bank of America Corp.
5.000%, 05/13/2021	320,000	349,243
5.875%, 01/05/2021	350,000	401,804

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
6.500%, 08/01/2016	$80,000	$90,321
6.875%, 11/15/2018 to 11/15/2018	397,000	469,965
7.750%, 05/14/2038	480,000	617,910
Bank of Nova Scotia
2.900%, 03/29/2016	580,000	603,713
Barclays Bank PLC
5.200%, 07/10/2014	170,000	174,245
6.750%, 05/22/2019	240,000	289,110
BB&T Corp.
5.200%, 12/23/2015	335,000	361,971
5.700%, 04/30/2014	300,000	305,172
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	60,000	63,682
5.400%, 05/15/2018	105,000	120,719
Berkshire Hathaway, Inc.
3.200%, 02/11/2015	120,000	123,684
BNP Paribas SA
3.250%, 03/11/2015	600,000	618,338
Boston Properties LP
4.125%, 05/15/2021	300,000	306,081
BRE Properties, Inc.
5.200%, 03/15/2021	60,000	64,283
Burlington Northern Santa Fe LLC
4.400%, 03/15/2042	50,000	44,394
Capital One Bank USA NA
3.375%, 02/15/2023	360,000	334,156
Capital One Financial Corp.
7.375%, 05/23/2014	110,000	112,833
Citigroup, Inc.
3.500%, 05/15/2023	250,000	232,573
5.875%, 02/22/2033	220,000	225,511
8.500%, 05/22/2019	277,000	354,816
CNA Financial Corp.
7.350%, 11/15/2019	280,000	339,227
Credit Suisse USA, Inc.
4.875%, 01/15/2015	475,000	496,271
Deutsche Bank AG
3.250%, 01/11/2016	500,000	522,905
3.875%, 08/18/2014	560,000	571,749
Discover Financial Services
5.200%, 04/27/2022	120,000	124,700
European Bank for Reconstruction &
Development
1.625%, 09/03/2015	70,000	71,413
European Investment Bank
2.375%, 03/14/2014	210,000	210,899
2.875%, 09/15/2020	200,000	201,451
4.625%, 10/20/2015 to 10/20/2015	1,894,000	1,953,844
4.875%, 01/17/2017	200,000	223,143
Fifth Third Bancorp
3.625%, 01/25/2016	250,000	262,633
5.450%, 01/15/2017	300,000	329,590
First Horizon National Corp.
5.375%, 12/15/2015	320,000	343,972
General Electric Capital Corp.
6.000%, 08/07/2019	250,000	293,164
6.750%, 03/15/2032	230,000	284,059
6.875%, 01/10/2039	585,000	749,717
Hartford Financial Services Group, Inc.
5.950%, 10/15/2036	170,000	187,656
HCP, Inc.
5.375%, 02/01/2021	250,000	271,824

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Health Care REIT, Inc.
4.950%, 01/15/2021	$320,000	$337,945
Hospitality Properties Trust
7.875%, 08/15/2014	280,000	282,273
HSBC Holdings PLC
6.500%, 09/15/2037	660,000	778,238
International American Development Bank
2.250%, 07/15/2015	830,000	853,638
7.000%, 06/15/2025	325,000	416,357
International Bank for Reconstruction & Development
8.625%, 10/15/2016	100,000	120,480
International Finance Corp.
3.000%, 04/22/2014	610,000	615,258
Jefferies Group, Inc.
5.125%, 04/13/2018	330,000	356,813
John Deere Capital Corp.
1.700%, 01/15/2020	550,000	517,322
JPMorgan Chase & Company
1.100%, 10/15/2015	290,000	291,106
4.350%, 08/15/2021	710,000	747,288
6.400%, 05/15/2038	125,000	148,724
Kemper Corp.
6.000%, 11/30/2015	120,000	128,348
KeyCorp
5.100%, 03/24/2021	250,000	272,888
KFW
4.375%, 03/15/2018	360,000	400,245
5.125%, 03/14/2016	780,000	856,470
Kimco Realty Corp.
6.875%, 10/01/2019	60,000	71,491
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	75,000	84,373
Lincoln National Corp.
7.000%, 06/15/2040	150,000	187,340
MetLife, Inc.
6.750%, 06/01/2016	150,000	170,544
6.817%, 08/15/2018	190,000	227,218
Moody’s Corp.
5.500%, 09/01/2020	60,000	63,500
Morgan Stanley
4.100%, 05/22/2023	250,000	241,557
5.950%, 12/28/2017	435,000	496,790
6.625%, 04/01/2018	503,000	588,301
7.300%, 05/13/2019	110,000	133,515
National Rural Utilities Cooperative
Finance Corp.
10.375%, 11/01/2018	180,000	243,316
Nomura Holdings, Inc.
4.125%, 01/19/2016	110,000	115,786
Northern Trust Corp.
3.450%, 11/04/2020	300,000	308,162
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	295,000	320,824
PartnerRe Finance A LLC
6.875%, 06/01/2018	250,000	286,426
PartnerRe Finance B LLC
5.500%, 06/01/2020	60,000	65,051
Plum Creek Timberlands LP
4.700%, 03/15/2021	150,000	155,305
PNC Funding Corp.
4.250%, 09/21/2015	40,000	42,324
5.625%, 02/01/2017	310,000	343,987

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
PNC Funding Corp. (continued)
6.700%, 06/10/2019	$310,000	$372,164
ProLogis LP
5.625%, 11/15/2016	185,000	205,849
Prudential Financial, Inc.
3.875%, 01/14/2015	140,000	144,727
4.750%, 09/17/2015 to 09/17/2015	395,000	415,148
5.375%, 06/21/2020	280,000	316,230
Rabobank Nederland NV
4.500%, 01/11/2021	500,000	530,047
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	50,000	52,405
Senior Housing Properties Trust
4.300%, 01/15/2016	110,000	114,576
Simon Property Group LP
5.650%, 02/01/2020	330,000	374,815
5.875%, 03/01/2017	205,000	229,845
State Street Corp.
3.100%, 05/15/2023	250,000	232,071
SunTrust Banks, Inc.
6.000%, 09/11/2017	435,000	492,457
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	150,000	154,741
The Bear Stearns Companies LLC
7.250%, 02/01/2018	710,000	849,778
The Chubb Corp.
5.750%, 05/15/2018	275,000	315,949
The Goldman Sachs Group, Inc.
5.500%, 11/15/2014	630,000	656,621
6.125%, 02/15/2033	375,000	420,662
6.150%, 04/01/2018	735,000	842,439
7.500%, 02/15/2019	240,000	292,165
The Travelers Companies, Inc.
5.900%, 06/02/2019	310,000	362,750
6.250%, 06/20/2016	190,000	213,684
Travelers Property Casualty Corp.
7.750%, 04/15/2026	50,000	63,637
U.S. Bancorp
2.450%, 07/27/2015	280,000	287,870
U.S. Bank NA (3.778% to 04/29/2015 then
3 month LIBOR + 2.003%)
04/29/2020	230,000	238,010
UBS AG
5.750%, 04/25/2018	185,000	212,294
Union Bank NA
5.950%, 05/11/2016	250,000	277,018
Ventas Realty LP
3.125%, 11/30/2015	150,000	155,998
4.750%, 06/01/2021	60,000	62,869
Vornado Realty LP
4.250%, 04/01/2015	290,000	299,058
Wells Fargo & Company
3.450%, 02/13/2023	250,000	235,986
5.000%, 11/15/2014	105,000	108,964
5.625%, 12/11/2017	185,000	211,958
Westpac Banking Corp.
3.000%, 12/09/2015	450,000	469,295
Xstrata Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	105,000	115,677
		38,068,310
Health Care - 1.7%
AbbVie, Inc.
2.900%, 11/06/2022	500,000	466,592

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Aetna, Inc.
3.950%, 09/01/2020	$290,000	$302,986
6.000%, 06/15/2016	105,000	117,356
Agilent Technologies, Inc.
3.875%, 07/15/2023	250,000	236,573
Amgen, Inc.
5.150%, 11/15/2041	100,000	99,286
5.700%, 02/01/2019	450,000	518,313
5.750%, 03/15/2040	40,000	42,717
AstraZeneca PLC
5.900%, 09/15/2017	340,000	388,627
Baxter International, Inc.
5.900%, 09/01/2016	315,000	354,920
Becton, Dickinson and Company
3.250%, 11/12/2020	300,000	299,146
Bristol-Myers Squibb Company
6.800%, 11/15/2026	195,000	244,627
Cigna Corp.
4.000%, 02/15/2022	280,000	284,611
Covidien International Finance SA
6.000%, 10/15/2017	360,000	412,239
Eli Lilly & Company
7.125%, 06/01/2025	250,000	316,101
Gilead Sciences, Inc.
4.500%, 04/01/2021	330,000	351,020
GlaxoSmithKline Capital, Inc.
4.375%, 04/15/2014	105,000	106,173
6.375%, 05/15/2038	210,000	256,220
Johnson & Johnson
2.150%, 05/15/2016	320,000	330,740
5.850%, 07/15/2038	285,000	336,206
Laboratory Corp. of America Holdings
4.625%, 11/15/2020	280,000	292,521
Life Technologies Corp.
5.000%, 01/15/2021	310,000	335,225
McKesson Corp.
4.750%, 03/01/2021	150,000	158,697
Medtronic, Inc.
5.600%, 03/15/2019	165,000	190,681
Mylan, Inc.
2.600%, 06/24/2018 (S)	250,000	250,023
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	80,000	90,542
Pharmacia Corp.
6.500%, 12/01/2018	335,000	402,433
Quest Diagnostics, Inc.
5.450%, 11/01/2015	30,000	32,335
UnitedHealth Group, Inc.
4.375%, 03/15/2042	50,000	45,522
4.875%, 03/15/2015	12,000	12,603
5.800%, 03/15/2036	300,000	329,027
WellPoint, Inc.
6.375%, 06/15/2037	345,000	392,508
		7,996,570
Industrials - 1.7%
Burlington Northern Santa Fe LLC
4.700%, 10/01/2019	250,000	274,092
7.000%, 02/01/2014	390,000	391,946
Canadian Pacific Railway Company
4.450%, 03/15/2023	300,000	309,211
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	380,000	382,664

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Caterpillar, Inc.
7.900%, 12/15/2018	$95,000	$119,007
CSX Corp.
3.700%, 10/30/2020	270,000	277,770
6.250%, 04/01/2015	415,000	443,570
7.375%, 02/01/2019	105,000	127,323
Emerson Electric Company
4.875%, 10/15/2019	250,000	279,526
FedEx Corp.
3.875%, 08/01/2042	420,000	343,662
8.000%, 01/15/2019	50,000	62,106
Fluor Corp.
3.375%, 09/15/2021	320,000	311,477
GATX Corp.
4.750%, 05/15/2015	170,000	178,621
Honeywell International, Inc.
3.875%, 02/15/2014	310,000	311,260
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	340,000	399,957
Koninklijke Philips NV
6.875%, 03/11/2038	250,000	302,887
L-3 Communications Corp.
4.750%, 07/15/2020	150,000	155,482
Norfolk Southern Corp.
4.837%, 10/01/2041	240,000	228,331
Northrop Grumman Corp.
3.500%, 03/15/2021	150,000	148,897
Pitney Bowes, Inc.
6.250%, 03/15/2019	180,000	201,180
Ryder System, Inc.
2.450%, 11/15/2018	250,000	247,189
Snap-On, Inc.
6.125%, 09/01/2021	310,000	353,601
The Boeing Company
8.750%, 09/15/2031	90,000	125,126
Tyco Electronics Group SA
6.550%, 10/01/2017	500,000	571,976
Union Pacific Corp.
4.000%, 02/01/2021	280,000	291,803
4.821%, 02/01/2044 (S)	285,000	275,023
United Technologies Corp.
5.375%, 12/15/2017	100,000	113,909
6.125%, 02/01/2019	245,000	289,050
Waste Management, Inc.
6.125%, 11/30/2039	50,000	56,941
7.375%, 03/11/2019	315,000	380,786
		7,954,373
Information Technology - 1.2%
Apple, Inc.
2.400%, 05/03/2023	800,000	718,158
Cisco Systems, Inc.
3.150%, 03/14/2017	360,000	380,813
5.900%, 02/15/2039	80,000	88,658
eBay, Inc.
3.250%, 10/15/2020	250,000	254,035
Google, Inc.
3.625%, 05/19/2021	320,000	333,221
Hewlett-Packard Company
2.125%, 09/13/2015	290,000	295,300
3.750%, 12/01/2020	300,000	298,975
4.750%, 06/02/2014	340,000	345,444
IBM Corp.
2.000%, 01/05/2016	330,000	338,681

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Information Technology (continued)
IBM Corp. (continued)
4.000%, 06/20/2042	$210,000	$186,805
5.600%, 11/30/2039	21,000	23,414
Intel Corp.
2.700%, 12/15/2022	690,000	635,027
Leidos Holdings, Inc.
4.450%, 12/01/2020	300,000	300,409
Microsoft Corp.
2.950%, 06/01/2014	410,000	414,300
Motorola Solutions, Inc.
6.000%, 11/15/2017	170,000	193,289
Oracle Corp.
5.750%, 04/15/2018	435,000	502,448
The Western Union Company
3.650%, 08/22/2018	100,000	101,889
Xerox Corp.
6.750%, 12/15/2039	60,000	65,309
XLIT, Ltd.
5.750%, 10/01/2021	310,000	347,638
		5,823,813
Materials - 1.1%
Agrium, Inc.
6.750%, 01/15/2019	350,000	412,722
Alcoa, Inc.
6.750%, 07/15/2018	345,000	388,576
Barrick North America Finance LLC
4.400%, 05/30/2021	250,000	240,404
BHP Billiton Finance USA, Ltd.
6.500%, 04/01/2019	300,000	359,479
Cliffs Natural Resources, Inc.
4.875%, 04/01/2021 (L)	330,000	320,540
CRH America, Inc.
8.125%, 07/15/2018	220,000	269,361
E.I. du Pont de Nemours & Company
3.625%, 01/15/2021	180,000	183,459
Newmont Mining Corp.
4.875%, 03/15/2042	270,000	199,305
Potash Corp. of Saskatchewan, Inc.
5.625%, 12/01/2040	150,000	158,760
PPG Industries, Inc.
3.600%, 11/15/2020	300,000	304,074
Praxair, Inc.
2.450%, 02/15/2022	240,000	220,299
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	100,000	112,220
Rio Tinto Finance USA PLC
4.750%, 03/22/2042	270,000	261,484
Rio Tinto Finance USA, Ltd.
5.200%, 11/02/2040	250,000	256,639
6.500%, 07/15/2018	70,000	82,595
Teck Resources, Ltd.
4.500%, 01/15/2021	70,000	70,434
6.250%, 07/15/2041	270,000	267,947
The Dow Chemical Company
4.375%, 11/15/2042	590,000	516,172
5.700%, 05/15/2018	49,000	55,997
9.400%, 05/15/2039	130,000	193,656
Vale Overseas, Ltd.
6.875%, 11/10/2039	350,000	361,012
		5,235,135

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services - 1.3%
America Movil SAB de CV
3.125%, 07/16/2022	$500,000	$460,878
5.000%, 03/30/2020	61,000	65,994
American Tower Corp.
4.500%, 01/15/2018	310,000	331,950
AT&T, Inc.
3.000%, 02/15/2022	500,000	470,391
4.300%, 12/15/2042	20,000	16,904
British Telecommunications PLC
9.625%, 12/15/2030	190,000	282,870
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	146,000	205,495
Telefonica Emisiones SAU
7.045%, 06/20/2036	230,000	252,842
Telefonica Europe BV
8.250%, 09/15/2030	350,000	415,854
Verizon Communications, Inc.
3.650%, 09/14/2018	820,000	867,589
4.600%, 04/01/2021	650,000	685,732
5.150%, 09/15/2023	820,000	879,041
6.900%, 04/15/2038	190,000	225,439
Verizon Wireless Capital LLC
8.500%, 11/15/2018	250,000	316,382
Vodafone Group PLC
4.375%, 03/16/2021	110,000	114,114
5.375%, 01/30/2015	190,000	199,340
5.450%, 06/10/2019	320,000	363,557
		6,154,372
Utilities - 1.8%
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021	246,000	262,065
Consolidated Edison Company of New
York, Inc.
7.125%, 12/01/2018	295,000	359,238
Constellation Energy Group, Inc.
5.150%, 12/01/2020	310,000	329,477
Dominion Resources, Inc.
5.200%, 08/15/2019	110,000	123,158
DTE Energy Company
6.350%, 06/01/2016	230,000	257,204
Duke Energy Carolinas LLC
6.000%, 01/15/2038	200,000	235,011
7.000%, 11/15/2018	290,000	353,186
Entergy Corp.
5.125%, 09/15/2020	310,000	327,015
Entergy Texas, Inc.
7.125%, 02/01/2019	50,000	58,750
Exelon Generation Company LLC
6.250%, 10/01/2039	160,000	161,656
Florida Power & Light Company
5.650%, 02/01/2037	290,000	325,536
Georgia Power Company
5.950%, 02/01/2039	335,000	369,049
Hydro Quebec
8.400%, 01/15/2022	250,000	326,289
Indiana Michigan Power Company
6.050%, 03/15/2037	187,000	201,958
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/2015	295,000	333,427
NiSource Finance Corp.
6.800%, 01/15/2019	380,000	442,019
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	188,000	243,966

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Pacific Gas & Electric Company
3.500%, 10/01/2020	$60,000	$60,986
6.050%, 03/01/2034	260,000	296,980
PacifiCorp
6.000%, 01/15/2039	335,000	386,837
Peco Energy Company
5.000%, 10/01/2014	300,000	309,762
Pennsylvania Electric Company
5.200%, 04/01/2020	300,000	320,961
PPL Capital Funding, Inc.
3.400%, 06/01/2023	250,000	232,246
PPL WEM Holdings PLC
5.375%, 05/01/2021 (S)	60,000	63,718
Progress Energy, Inc.
4.400%, 01/15/2021	305,000	321,468
7.050%, 03/15/2019	50,000	59,899
San Diego Gas & Electric Company
6.125%, 09/15/2037	202,000	240,644
Southern California Edison Company
5.350%, 07/15/2035	130,000	141,026
Southern Company
2.375%, 09/15/2015	500,000	511,695
Southwestern Public Service Company
8.750%, 12/01/2018	255,000	324,860
Virginia Electric and Power Company
3.450%, 09/01/2022	50,000	49,679
8.875%, 11/15/2038	190,000	292,314
Wisconsin Electric Power Company
6.000%, 04/01/2014	260,000	263,477
		8,585,556
TOTAL CORPORATE BONDS (Cost $105,594,816)		$112,129,184

MUNICIPAL BONDS - 0.9%
Bay Area Toll Authority (California)
6.907%, 10/01/2050	50,000	60,584
Illinois State Toll Highway Authority
6.184%, 01/01/2034	150,000	172,292
Maryland State Transportation Authority
5.888%, 07/01/2043	60,000	65,045
Metropolitan Washington Airports Authority
(District of Columbia)
7.462%, 10/01/2046	40,000	44,867
New Jersey State Turnpike Authority
7.102%, 01/01/2041	90,000	115,241
New York State Dormitory Authority
5.628%, 03/15/2039	340,000	374,605
New York State Urban Development Corp.
5.770%, 03/15/2039	300,000	327,408
North Carolina Turnpike Authority
6.700%, 01/01/2039	60,000	64,573
State of California
7.300%, 10/01/2039	400,000	503,036
7.500%, 04/01/2034	80,000	101,802
State of Illinois, GO
5.100%, 06/01/2033	115,000	107,157
7.350%, 07/01/2035	280,000	312,026
State of Texas
5.517%, 04/01/2039	260,000	291,606
State of Utah
3.539%, 07/01/2025	390,000	381,190
4.554%, 07/01/2024	260,000	276,193
State of Washington
5.481%, 08/01/2039	260,000	277,150

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
Texas Transportation Commission
5.178%, 04/01/2030	$310,000	$332,677
University of California
5.770%, 05/15/2043	320,000	355,059
TOTAL MUNICIPAL BONDS (Cost $3,853,752)		$4,162,511

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.4%
Commercial & Residential - 2.4%
Banc of America Commercial Mortgage Trust,
Series 2006-4, Class A4
5.634%, 07/10/2046	790,000	856,359
Banc of America Commercial Mortgage, Inc.
Series 2006-5, Class A3
5.390%, 09/10/2047	880,000	898,416
Series 2006-1, Class AM
5.421%, 09/10/2045 (P)	200,000	215,660
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR3, Class A4
4.715%, 02/11/2041	59,970	59,941
Series 2005-T20, Class A3
5.138%, 10/12/2042 (P)	246,245	249,439
Series 2006-PW11, Class AM
5.439%, 03/11/2039 (P)	200,000	216,480
Series 2006-PW12, Class A4
5.712%, 09/11/2038 (P)	935,000	1,022,040
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Series 2006-CD2, Class A4
5.304%, 01/15/2046 (P)	170,000	181,632
Series 2006-CD2, Class AM
5.351%, 01/15/2046 (P)	200,000	214,773
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C3, Class A3
4.645%, 07/15/2037	54,695	54,895
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class A3
4.578%, 06/10/2048	289,198	291,804
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2004-CB8, Class A4
4.404%, 01/12/2039	106,322	106,340
Series 2005-LDP4, Class A4
4.918%, 10/15/2042 (P)	149,124	156,990
Series 2005-LDP5, Class A4
5.200%, 12/15/2044 (P)	1,695,000	1,805,765
Series 2005-CB13, Class A3A1
5.244%, 01/12/2043 (P)	41,887	42,549
Series 2006-LDP8, Class AM
5.440%, 05/15/2045	485,000	532,042
Series 2006-LDP8, Class A3B
5.447%, 05/15/2045	9,545	9,736
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.884%, 07/15/2044 (P)	180,000	201,563
Merrill Lynch Mortgage Trust
Series 2006-C1, Class AM
5.676%, 05/12/2039 (P)	800,000	862,334
Series 2008-C1, Class A4
5.690%, 02/12/2051	900,000	1,006,040
Morgan Stanley Capital I
Series 2011, Class C10
5.033%, 09/15/2047 (P)(S)	190,000	210,026

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Morgan Stanley Capital I (continued)
Series 2006-T23, Class A2
5.741%, 08/12/2041 (P)	$9,456	$9,439
Morgan Stanley Capital I Trust,
Series 2007-T27, Class A4
5.648%, 06/11/2042 (P)	630,000	707,735
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A4
5.083%, 03/15/2042 (P)	1,050,000	1,085,499
Series 2004-C11, Class A5
5.215%, 01/15/2041 (P)	295,062	295,217
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $10,226,711)		$11,292,714

ASSET BACKED SECURITIES - 0.1%
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A6
6.620%, 03/01/2016	193,092	201,090
Volkswagen Auto Loan Enhanced Trust,
Series 2012-1, Class A3
0.850%, 08/22/2016	303,258	304,104
TOTAL ASSET BACKED SECURITIES (Cost $524,988)		$505,194

SECURITIES LENDING COLLATERAL - 0.0%
John Hancock Collateral
Investment Trust, 0.1556% (W)(Y)	20,040	200,547
TOTAL SECURITIES LENDING
COLLATERAL (Cost $200,558)		$200,547

SHORT-TERM INVESTMENTS - 5.4%
Money Market Funds - 5.4%
State Street Institutional U.S. Government
Money Market Fund, 0.0000% (Y)	25,622,834	25,622,834
TOTAL SHORT-TERM INVESTMENTS (Cost $25,622,834)		$25,622,834
Total Investments (Total Bond Market Trust B)
(Cost $473,382,356) - 104.0%		$490,843,344
Other assets and liabilities, net - (4.0%)		(19,092,033)
TOTAL NET ASSETS - 100.0%		$471,751,311

Total Return Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 82.2%
U.S. Government - 37.6%
Treasury Inflation Protected Securities
0.125%, 04/15/2017 to 07/15/2022	$36,592,795	$35,146,847
0.375%, 07/15/2023	4,416,016	4,253,520
0.625%, 07/15/2021	5,596,020	5,675,590
1.125%, 01/15/2021	5,872,460	6,166,083
1.250%, 07/15/2020	13,280,152	14,197,306
1.750%, 01/15/2028	24,304,602	25,966,040
2.000%, 01/15/2026	11,885,579	13,147,495
2.375%, 01/15/2025 to 01/15/2027	67,232,760	77,231,157
2.500%, 01/15/2029	20,343,169	23,852,366
3.625%, 04/15/2028	8,520,072	11,250,491

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
Treasury Inflation Protected
Securities (continued)
3.875%, 04/15/2029	$7,388,004	$10,107,137
U.S. Treasury Notes
0.250%, 12/31/2015	1,300,000	1,296,547
0.375%, 01/15/2016	9,400,000	9,396,325
0.500%, 07/31/2017	4,900,000	4,795,493
0.625%, 07/15/2016 to 08/31/2017	117,200,000	116,808,945
0.625%, 08/15/2016 to 12/15/2016 (D)	355,100,000	354,821,821
0.875%, 09/15/2016 to 04/30/2017	85,500,000	85,580,063
1.000%, 08/31/2016 to 03/31/2017	4,300,000	4,322,915
1.250%, 10/31/2018	71,900,000	70,445,175
1.250%, 11/30/2018 (D)	126,200,000	123,429,531
1.500%, 07/31/2016 to 12/31/2018	88,100,000	87,195,356
1.500%, 08/31/2018 (D)	116,900,000	116,242,438
1.750%, 05/31/2016	1,200,000	1,234,687
3.000%, 02/28/2017	900,000	958,992
3.125%, 01/31/2017	500,000	534,531
3.250%, 03/31/2017	2,500,000	2,686,523
		1,206,743,374
U.S. Government Agency - 44.6%
Federal Home Loan Mortgage Corp.
0.875%, 03/07/2018	1,100,000	1,068,091
1.000%, 03/08/2017 to 09/29/2017	48,500,000	48,313,804
1.250%, 05/12/2017 to 10/02/2019	29,900,000	28,528,793
1.750%, 05/30/2019	1,100,000	1,079,976
2.375%, 01/13/2022	3,500,000	3,340,911
2.542%, 06/01/2034 (P)	166,509	176,968
2.691%, 01/01/2029 (P)	93,481	97,715
3.750%, 03/27/2019	2,000,000	2,178,896
4.000%, TBA (C)	16,000,000	16,428,702
4.000%, 09/01/2035 to 11/01/2041	23,132,822	23,777,212
4.500%, TBA (C)	14,000,000	14,814,631
4.500%, 10/01/2025 to 10/01/2041	12,031,176	12,742,732
5.500%, 08/23/2017 to 07/01/2038	1,331,510	1,471,986
6.000%, 03/01/2016 to 08/01/2038	742,911	818,177
Federal National Mortgage Association
0.875%, 08/28/2017 to 05/21/2018	11,700,000	11,445,974
1.125%, 04/27/2017	5,900,000	5,921,028
1.250%, 01/30/2017	5,300,000	5,362,153
1.344%, 06/01/2043 (P)	840,507	852,359
1.544%, 10/01/2040 (P)	133,028	135,014
1.875%, 09/18/2018	800,000	804,904
2.236%, 09/01/2035 (P)	2,792,185	2,949,477
2.310%, 08/01/2022	700,000	640,051
2.590%, 07/01/2022	11,705,680	11,233,596
2.640%, 06/01/2022	6,300,000	6,050,485
2.870%, 09/01/2027	1,600,000	1,388,629
2.940%, 07/01/2022	2,601,126	2,556,085
3.000%, TBA (C)	11,000,000	11,213,124
3.000%, 04/01/2022 to 05/01/2022	770,151	799,857
3.157%, 05/01/2022	9,591,839	9,605,382
3.330%, 11/01/2021	385,947	393,150
3.500%, TBA (C)	16,000,000	16,721,250
3.500%, 01/01/2026 to 09/01/2043	23,246,100	23,121,592
3.854%, 05/01/2036 (P)	1,378,736	1,472,973
4.000%, TBA (C)	252,000,000	259,134,112
4.000%, 08/01/2018 to 03/01/2042	23,064,158	24,372,852
4.500%, TBA (C)	96,300,000	101,753,026
4.500%, 01/01/2016 to 11/01/2043	278,407,102	295,289,331
4.806%, 09/01/2035 (P)	84,560	89,439
5.000%, TBA (C)	126,500,000	137,403,358

Total Return Trust (continued)

	Shares or
	Principal
	Amount		Value
U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
5.000%, 02/13/2017 to 04/01/2042		$31,983,801	$34,927,435
5.071%, 05/01/2035 (P)		183,512	194,602
5.375%, 06/12/2017		1,600,000	1,829,037
5.500%, 03/01/2021 to 09/01/2041		178,024,693	195,707,331
6.000%, 12/01/2016 to 05/01/2041		62,887,162	69,575,378
6.500%, 03/01/2036 to 11/01/2037		27,847	30,898
Government National
Mortgage Association
1.625%, 09/20/2021 to 02/20/2032 (P)		1,132,272	1,164,724
5.000%, 01/15/2035 to 11/15/2039		34,459,007	37,439,856
Small Business Administration
4.504%, 02/01/2014		39,626	39,730
4.880%, 11/01/2024		60,440	64,758
5.130%, 09/01/2023		88,905	95,513
5.520%, 06/01/2024		1,678,314	1,829,407
			1,428,446,464
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,659,426,017)			$2,635,189,838

FOREIGN GOVERNMENT
OBLIGATIONS - 5.8%
Brazil - 0.0%
Banco Nacional de Desenvolvimento
Economico e Social
3.375%, 09/26/2016 (S)		1,000,000	1,010,000
Canada - 1.3%
Province of Ontario
1.600%, 09/21/2016		100,000	101,910
1.650%, 09/27/2019		6,100,000	5,848,558
3.000%, 07/16/2018		1,800,000	1,887,275
3.150%, 06/02/2022	CAD	3,800,000	3,518,752
4.000%, 06/02/2021		2,000,000	1,994,465
4.200%, 06/02/2020		22,100,000	22,478,649
4.400%, 04/14/2020		$1,100,000	1,205,614
Province of Quebec
3.500%, 07/29/2020		600,000	622,111
4.250%, 12/01/2021	CAD	3,800,000	3,819,067
4.500%, 12/01/2020		700,000	721,120
			42,197,521
Italy - 2.4%
Republic of Italy
Zero Coupon 06/30/2015 (Z)	EUR	6,200,000	8,382,529
2.500%, 03/01/2015		6,900,000	9,656,353
2.750%, 12/01/2015		17,200,000	24,320,898
3.000%, 11/01/2015		16,900,000	23,990,415
3.750%, 04/15/2016		2,400,000	3,469,734
4.500%, 07/15/2015		4,100,000	5,920,677
			75,740,606
South Korea - 0.6%
Export-Import Bank of Korea
4.125%, 09/09/2015		$6,400,000	6,723,712
Korea Development Bank
3.500%, 08/22/2017		1,100,000	1,146,253
4.375%, 08/10/2015		9,900,000	10,411,365
Korea Housing Finance Corp.
4.125%, 12/15/2015 (S)		1,100,000	1,156,718
			19,438,048

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Spain - 1.5%
Autonomous Community of Valencia
Spain
4.375%, 07/16/2015	EUR	100,000	$140,279
Kingdom of Spain
2.750%, 03/31/2015		8,100,000	11,356,768
3.150%, 01/31/2016		2,400,000	3,404,176
3.300%, 10/31/2014		3,300,000	4,604,863
3.750%, 10/31/2015		2,500,000	3,582,356
4.000%, 07/30/2015		16,500,000	23,548,665
			46,637,107
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $185,052,590)			$185,023,282

CORPORATE BONDS - 10.7%
Consumer Discretionary - 1.2%
Banque PSA Finance SA
2.143%, 04/04/2014 (P)(S)		$5,400,000	5,391,361
Daimler Finance North America LLC
0.857%, 03/28/2014 (P)(S)		1,750,000	1,752,422
Ford Motor Credit Company LLC
7.000%, 04/15/2015		800,000	861,094
8.000%, 06/01/2014 to 12/15/2016		1,200,000	1,403,803
8.700%, 10/01/2014		500,000	529,312
President and Fellows of Harvard College
6.500%, 01/15/2039 (S)		21,300,000	27,024,354
			36,962,346
Energy - 1.1%
Cameron International Corp.
1.169%, 06/02/2014 (P)		3,500,000	3,510,315
Energy Future Intermediate Holding
Company LLC
10.000%, 12/01/2020 (S)		900,000	954,000
Gazprom OAO
6.212%, 11/22/2016 (S)		3,730,000	4,112,325
10.500%, 03/08/2014		900,000	911,250
Novatek OAO
5.326%, 02/03/2016 (S)		1,100,000	1,167,375
Petrobras International Finance Company
3.875%, 01/27/2016		9,100,000	9,367,604
5.875%, 03/01/2018		10,000,000	10,653,300
Ras Laffan Liquefied Natural Gas
Company, Ltd. II
5.298%, 09/30/2020 (S)		2,485,700	2,665,913
Rosneft Finance SA
6.625%, 03/20/2017		1,700,000	1,878,500
			35,220,582
Financials - 7.3%
Ally Financial, Inc.
2.750%, 01/30/2017		13,200,000	13,249,500
3.439%, 02/11/2014 (P)		600,000	601,440
4.625%, 06/26/2015		4,100,000	4,267,219
6.750%, 12/01/2014		4,600,000	4,815,250
8.300%, 02/12/2015		3,800,000	4,085,000
American International Group, Inc.
4.900%, 06/02/2014	CAD	6,100,000	5,814,723
5.050%, 10/01/2015		$800,000	856,835
5.450%, 05/18/2017		400,000	446,927
Australia & New Zealand Banking
Group, Ltd.
2.125%, 01/10/2014 (S)		4,700,000	4,701,349

Total Return Trust (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Banco de Credito e Inversiones
3.000%, 09/13/2017 (S)		$1,800,000	$1,803,227
Banco Nacional de Desenvolvimento
Economico e Social
4.125%, 09/15/2017 (S)	EUR	1,100,000	1,565,477
Banco Santander Brasil SA
4.500%, 04/06/2015 (S)		$600,000	616,500
Bank of America Corp.
6.400%, 08/28/2017		4,300,000	4,955,595
6.500%, 08/01/2016		15,700,000	17,725,536
6.875%, 04/25/2018		4,100,000	4,845,577
Bank of China Hong Kong, Ltd.
5.550%, 02/11/2020 (S)		1,200,000	1,285,974
Bank of Montreal
1.950%, 01/30/2017 (S)		900,000	922,592
2.850%, 06/09/2015 (S)		1,000,000	1,033,800
Bank of Nova Scotia
1.650%, 10/29/2015 (S)		1,800,000	1,835,280
Barclays Bank PLC
2.375%, 01/13/2014		1,400,000	1,400,763
5.200%, 07/10/2014		2,200,000	2,254,930
BBVA Bancomer SA
4.500%, 03/10/2016 (S)		1,400,000	1,484,000
6.500%, 03/10/2021 (S)		2,900,000	3,059,500
BNP Paribas SA
1.144%, 01/10/2014 (P)		9,300,000	9,301,544
Caixa Economica Federal
2.375%, 11/06/2017 (S)		1,800,000	1,671,750
CIT Group, Inc.
5.250%, 04/01/2014 (S)		1,000,000	1,010,000
Citigroup, Inc.
0.512%, 06/09/2016 (P)		9,600,000	9,444,278
3.953%, 06/15/2016		1,000,000	1,063,835
4.450%, 01/10/2017		500,000	541,721
4.875%, 05/07/2015		2,500,000	2,622,685
6.125%, 08/25/2036		3,200,000	3,401,760
Credit Suisse New York
2.200%, 01/14/2014		2,200,000	2,201,382
Dexia Credit Local SA
0.717%, 04/29/2014 (P)(S)		10,800,000	10,815,228
2.750%, 04/29/2014 (S)		1,000,000	1,007,530
2.750%, 04/29/2014		3,500,000	3,526,355
Fifth Third Bancorp
0.665%, 12/20/2016 (P)		1,200,000	1,188,610
HSBC Bank PLC
2.000%, 01/19/2014 (S)		2,300,000	2,301,709
Intesa Sanpaolo SpA
2.638%, 02/24/2014 (P)(S)		5,300,000	5,315,492
LBG Capital No.1 PLC (8.500% to
12/17/2021, then 3 month
LIBOR + 6.921%)
12/17/2021 (Q)(S)		700,000	747,125
Lloyds TSB Bank PLC (12.000% to
12/16/2024, then 3 month
LIBOR + 11.750%)
12/16/2024 (Q)(S)		14,600,000	19,654,622
Murray Street Investment Trust I
4.647%, 03/09/2017 (P)		6,800,000	7,320,316
National Bank of Canada
2.200%, 10/19/2016 (S)		400,000	412,810
Nordea Bank AB
2.125%, 01/14/2014 (S)		1,000,000	1,000,551

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Principal Life Income Funding Trusts
5.550%, 04/27/2015	$4,300,000	$4,584,952
SLM Corp.
6.250%, 01/25/2016	7,400,000	7,992,000
Springleaf Finance Corp.
5.400%, 12/01/2015	5,200,000	5,408,000
6.500%, 09/15/2017	11,500,000	12,305,000
6.900%, 12/15/2017	9,100,000	9,946,300
State Bank of India
4.500%, 07/27/2015 (S)	2,900,000	2,984,645
Stone Street Trust
5.902%, 12/15/2015 (S)	7,500,000	8,038,373
Sumitomo Mitsui Banking Corp.
1.950%, 01/14/2014 (S)	2,100,000	2,100,840
The Bear Stearns Companies LLC
7.250%, 02/01/2018	9,600,000	11,489,962
Vnesheconombank
5.450%, 11/22/2017 (S)	1,100,000	1,178,430
		234,204,799
Health Care - 0.2%
AbbVie, Inc.
0.998%, 11/06/2015 (P)	5,700,000	5,758,619
Industrials - 0.2%
Con-way, Inc.
7.250%, 01/15/2018	800,000	919,137
General Electric Capital Corp.
3.800%, 06/18/2019 (S)	2,100,000	2,198,253
International Lease Finance Corp.
5.750%, 05/15/2016	800,000	857,000
6.750%, 09/01/2016 (S)	2,100,000	2,341,500
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)	990,000	1,014,750
		7,330,640
Materials - 0.4%
Braskem Finance, Ltd.
5.750%, 04/15/2021 (S)	1,200,000	1,176,000
CSN Islands XI Corp.
6.875%, 09/21/2019 (S)	4,600,000	4,772,500
CSN Resources SA
6.500%, 07/21/2020 (S)	3,900,000	3,943,875
Gerdau Holdings, Inc.
7.000%, 01/20/2020 (S)	2,600,000	2,834,000
Rohm & Haas Company
6.000%, 09/15/2017	603,000	683,796
		13,410,171
Telecommunication Services - 0.3%
Qtel International Finance, Ltd.
3.375%, 10/14/2016 (S)	200,000	209,508
Verizon Communications, Inc.
1.993%, 09/14/2018 (P)	1,400,000	1,472,097
2.500%, 09/15/2016	1,700,000	1,757,737
3.650%, 09/14/2018	4,500,000	4,761,158
		8,200,500
Utilities - 0.0%
Red Oak Power LLC
8.540%, 11/30/2019	1,176,748	1,253,236
TOTAL CORPORATE BONDS (Cost $314,508,181)		$342,340,893

Total Return Trust (continued)

	Shares or
	Principal
	Amount	Value

CAPITAL PREFERRED SECURITIES - 0.2%
Financials - 0.2%
UBS Preferred Funding Trust V (6.243%
to 05/15/2016, then 3 month
LIBOR + 1.615%)
05/15/2016 (Q)	$4,700,000	$5,011,375
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,819,286)		$5,011,375

MUNICIPAL BONDS - 4.0%
American Municipal Power, Inc. (Ohio)
8.084%, 02/15/2050	2,700,000	3,573,936
Bay Area Toll Authority (California)
7.043%, 04/01/2050	4,200,000	5,162,766
California Infrastructure & Economic
Development Bank
6.486%, 05/15/2049	1,100,000	1,135,805
California State University
6.484%, 11/01/2041	2,000,000	2,263,200
California Statewide Communities
Development Authority
7.550%, 05/15/2040	2,700,000	3,233,628
Chicago Transit Authority (Illinois)
6.200%, 12/01/2040	1,300,000	1,379,092
Chicago Transit Authority,
Series A (Illinois)
6.300%, 12/01/2021	200,000	217,734
6.899%, 12/01/2040	3,400,000	3,811,128
Chicago Transit Authority,
Series B (Illinois)
6.300%, 12/01/2021	400,000	435,468
6.899%, 12/01/2040	3,300,000	3,699,036
City of Los Angeles (California)
5.713%, 06/01/2039	1,000,000	1,061,600
City of North Las Vegas (Nevada)
6.572%, 06/01/2040	11,600,000	8,963,088
County of Clark (Nevada)
6.820%, 07/01/2045	2,200,000	2,741,310
Dallas Convention Center Hotel
Development Corp. (Texas)
7.088%, 01/01/2042	6,900,000	7,791,756
Illinois Municipal Electric Agency
6.832%, 02/01/2035	2,700,000	2,835,378
Iowa Tobacco Settlement Authority,
Series A
6.500%, 06/01/2023	310,000	300,973
Los Angeles County Public Works
Financing Authority (California)
7.488%, 08/01/2033	500,000	600,015
7.618%, 08/01/2040	5,300,000	6,234,708
Los Angeles Unified School
District (California)
4.500%, 07/01/2022	6,200,000	6,747,708
6.758%, 07/01/2034	3,300,000	4,069,824
Mississippi Development Bank
6.313%, 01/01/2033	700,000	759,633
New Jersey State Turnpike Authority
7.414%, 01/01/2040	9,000,000	11,992,050
New York City Municipal Water Finance
Authority (New York)
5.882%, 06/15/2044	5,100,000	5,808,339
6.282%, 06/15/2042	5,100,000	5,473,830
New York State Urban Development Corp.
5.000%, 03/15/2027	2,295,000	2,492,645

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount		Value

MUNICIPAL BONDS (continued)
North Carolina Turnpike Authority
6.700%, 01/01/2039		$3,000,000	$3,228,660
Public Power Generation Agency
(Nebraska)
7.242%, 01/01/2041		500,000	534,050
State of California
7.500%, 04/01/2034		4,800,000	6,108,096
7.550%, 04/01/2039		1,300,000	1,684,787
7.600%, 11/01/2040		2,600,000	3,432,546
State of Iowa
6.750%, 06/01/2034		6,400,000	7,036,736
State of Wisconsin
5.050%, 05/01/2018		200,000	216,678
Tobacco Settlement Financing Corp.
(Rhode Island)
6.250%, 06/01/2042		500,000	478,565
University of California
6.398%, 05/15/2031		3,300,000	3,666,960
6.548%, 05/15/2048		7,300,000	8,497,565
TOTAL MUNICIPAL BONDS (Cost $117,733,934)			$127,669,293

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.7%
Commercial & Residential - 4.1%
American Home Mortgage
Investment Trust, Series 2004-4,
Class 4A
2.355%, 02/25/2045 (P)		606,323	600,103
Arran Residential Mortgages
Funding PLC, Series 2010-1A,
Class A2B
1.617%, 05/16/2047 (P)(S)	EUR	3,913,260	5,458,030
Bank of America Funding Corp.
Series 2005-D, Class A1,
2.632%, 05/25/2035 (P)		$839,197	849,685
Series 2004-A, Class 1A3,
5.773%, 09/20/2034 (P)		130,503	131,456
Bank of America Mortgage
Securities Trust, Series 2004-2,
Class 5A1
6.500%, 10/25/2031		7,592	7,975
BCAP LLC Trust
Series 2011-RR5, Class 12A1,
5.222%, 03/26/2037 (P)(S)		550,346	503,893
Series 2011-RR4, Class 8A1,
5.250%, 02/26/2036 (S)		2,647,929	2,391,409
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		6,024,611	6,099,816
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2004-6, Class 1A1,
2.464%, 09/25/2034 (P)		75,515	65,983
Series 2005-2, Class A1,
2.600%, 03/25/2035 (P)		8,153,431	8,207,806
Series 2004-7, Class 1A1,
2.633%, 10/25/2034 (P)		58,088	49,453
Series 2003-8, Class 2A1,
2.762%, 01/25/2034 (P)		508,007	508,684
Series 2002-11, Class 1A2,
2.838%, 02/25/2033 (P)		104,334	96,006
Series 2004-3, Class 1A2,
2.912%, 07/25/2034 (P)		41,517	40,982
Series 2004-9, Class 22A1,
3.082%, 11/25/2034 (P)		579,841	588,965

Total Return Trust (continued)

	Shares or Principal Amount		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Alt-A Trust
Series 2006-8, Class 3A1,
0.325%, 02/25/2034 (P)		$1,449,633	$1,357,602
Series 2005-4, Class 23A1,
2.649%, 05/25/2035 (P)		2,055,635	1,940,418
Series 2005-7, Class 22A1,
2.708%, 09/25/2035 (P)		1,187,028	1,034,257
Series 2004-9, Class 2A1,
2.801%, 09/25/2034 (P)		84,264	74,592
Bear Stearns Commercial Mortgage
Securities Trust, Series 2007-PW18,
Class A4
5.700%, 06/11/2050		4,200,000	4,720,086
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.200%, 09/25/2035 (P)		7,293,958	7,189,537
Series 2005-11, Class A2A,
2.510%, 10/25/2035 (P)		351,874	343,405
Countrywide Alternative Loan Trust
Series 2007-OA6, Class A1B,
0.365%, 06/25/2037 (P)		9,887,274	8,072,781
Series 2003-J3, Class 2A1,
6.250%, 12/25/2033		19,880	20,762
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2005-3, Class 1A2,
0.455%, 04/25/2035 (P)		300,832	258,797
Series 2005-HYB9, Class 3A2A,
2.417%, 02/20/2036 (P)		413,507	364,429
Series 2004-22, Class A3,
2.504%, 11/25/2034 (P)		1,555,873	1,430,306
Series 2004-HYB9, Class 1A1,
2.526%, 02/20/2035 (P)		2,621,887	2,501,459
Series 2004-12, Class 11A2,
2.826%, 08/25/2034 (P)		49,742	44,994
Series 2003-R4, Class 2A,
6.500%, 01/25/2034 (P)(S)		120,559	124,737
Credit Suisse Commercial Mortgage Trust,
Series 2006-C5, Class A1A
5.297%, 12/15/2039		2,510,026	2,698,406
Credit Suisse First Boston Mortgage
Securities Corp., Series 2004-AR8,
Class 2A1
2.588%, 09/25/2034 (P)		146,324	147,281
Credit Suisse Mortgage Capital
Certificates, Series 2007-C5, Class A4
5.695%, 09/15/2040 (P)		11,200,000	12,367,242
CSMC, Series 2010-18, Class R
2.518%, 04/26/2038 (P)(S)		2,100,000	2,025,853
European Loan Conduit, Series 25X,
Class A
0.368%, 05/15/2019 (P)	EUR	197,895	264,757
First Nationwide Trust, Series 2001-3,
Class 1A1
6.750%, 08/21/2031		$1,758	1,813
GMAC Mortgage Corp Loan Trust,
Series 2005-AR6, Class 3A1
2.930%, 11/19/2035 (P)		438,125	411,032
GreenPoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
0.244%, 10/25/2046 (P)		29	29

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Greenwich Capital
Commercial Funding Corp.
Series 2005-GG3, Class A4,
4.799%, 08/10/2042 (P)		$300,000	$307,790
Series 2007-GG9, Class A4,
5.444%, 03/10/2039		1,600,000	1,757,390
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 6A1
5.032%, 11/25/2035 (P)		1,217,794	1,194,244
HarborView Mortgage Loan Trust,
Series 2005-2, Class 2A1A
0.386%, 05/19/2035 (P)		416,602	363,253
Holmes Master Issuer PLC,
Series 2011-1A, Class A3
1.577%, 10/15/2054 (P)(S)	EUR	1,648,664	2,278,563
HomeBanc Mortgage Trust, Series 2005-4,
Class A1
0.435%, 10/25/2035 (P)		$6,558,398	5,705,662
Impac CMB Trust, Series 2004-6,
Class 1A2
0.945%, 10/25/2034 (P)		10,162,105	9,484,354
IndyMac ARM Trust, Series 2001-H2,
Class A2
1.782%, 01/25/2032 (P)		6,481	6,140
JPMorgan Chase Commercial
Mortgage Securities Corp.
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049		500,000	548,435
Series 2007-LD12, Class A4,
5.882%, 02/15/2051 (P)		1,200,000	1,342,712
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1,
3.554%, 02/25/2035 (P)		259,086	260,082
Series 2005-S3, Class 1A2,
5.750%, 01/25/2036		176,521	161,001
Mellon Residential Funding Corp.,
Series 2000-TBC2, Class A1
0.647%, 06/15/2030 (P)		1,018,741	983,734
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.375%, 02/25/2036 (P)		897,191	816,108
Series 2005-3, Class 5A,
0.415%, 11/25/2035 (P)		795,670	751,516
Series 2005-A6, Class 2A3,
0.545%, 08/25/2035 (P)		3,200,000	2,769,722
Series 2005-2, Class 3A,
1.165%, 10/25/2035 (P)		432,060	423,651
Series 2005-2, Class 1A,
1.596%, 10/25/2035 (P)		6,624,327	6,405,241
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-6,
Class A4
5.485%, 03/12/2051 (P)		1,300,000	1,429,831
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A2FX
5.610%, 04/15/2049		1,368,218	1,372,000
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4A
5.804%, 08/12/2045 (P)(S)		1,300,000	1,420,201
Nomura Asset Acceptance Corp.,
Series 2004-R1, Class A2
7.500%, 03/25/2034 (S)		183,002	196,624

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Prime Mortgage Trust
Series 2004-CL1, Class 2A2,
0.565%, 02/25/2019 (P)	$3,228	$3,166
Series 2004-CL1, Class 1A2,
0.565%, 02/25/2034 (P)	169,725	159,047
RBSSP Resecuritization Trust
Series 2011-4, Class 6A1,
0.406%, 06/27/2036 (P)(S)	3,200,000	2,640,662
Series 2011-3, Class 2A1,
0.415%, 02/26/2037 (P)(S)	3,685,923	3,329,457
Residential Funding Mortgage
Securities I Trust, Series 2004-S9,
Class 1A23
5.500%, 12/25/2034	300,000	307,355
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-8, Class 3A
2.453%, 07/25/2034 (P)	150,261	147,073
Structured Asset
Mortgage Investments, Inc.
Series 2005-AR2, Class 2A1,
0.395%, 05/25/2045 (P)	36,336	31,274
Series 2005-AR5, Class A3,
0.416%, 07/19/2035 (P)	1,724,909	1,688,370
Structured Asset Securities Corp.
Series 2001-21A, Class 1A1,
2.227%, 01/25/2032 (P)	17,646	15,556
Series 2002-1A, Class 4A,
2.516%, 02/25/2032 (P)	14,554	14,678
Series 2006-11, Class A1,
2.625%, 10/28/2035 (P)(S)	559,010	527,229
Wachovia Bank Commercial
Mortgage Trust, Series 2007-WHL8,
Class A1
0.247%, 06/15/2020 (P)(S)	1,111,722	1,100,491
WaMu Mortgage Pass Through
Certificates, Series 2005-AR6,
Class 2A1A
0.395%, 04/25/2045 (P)	40,330	37,930
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR13, Class A1A1,
0.455%, 10/25/2045 (P)	397,685	368,198
Series 2005-AR2, Class 2A1A,
0.475%, 01/25/2045 (P)	23,124	21,690
Series 2002-AR17, Class 1A,
1.343%, 11/25/2042 (P)	187,820	176,166
Series 2002-AR6, Class A,
1.543%, 06/25/2042 (P)	7,169	6,560
Series 2002-AR9, Class 1A,
1.543%, 08/25/2042 (P)	603,439	556,222
Series 2002-AR2, Class A,
2.207%, 02/27/2034 (P)	59,463	58,832
Washington Mutual MSC Mortgage Pass-
Through CTFS, Series 2003-AR1,
Class 2A
2.063%, 02/25/2033 (P)	88,639	87,148
Wells Fargo Mortgage
Backed Securities Trust
Series 2004-CC, Class A1,
2.615%, 01/25/2035 (P)	1,239,056	1,225,898
Series 2006-AR2, Class 2A5,
2.628%, 03/25/2036 (P)	5,225,335	4,989,626

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Wells Fargo Mortgage Backed
Securities Trust (continued)
Series 2006-AR2, Class 2A1,
2.628%, 03/25/2036 (P)	$1,741,778	$1,738,352
		132,204,055
U.S. Government Agency - 0.6%
Federal Home Loan Mortgage Corp.
Series 3335, Class BF,
0.317%, 07/15/2019 (P)	715,765	714,745
Series 3335, Class FT,
0.317%, 08/15/2019 (P)	1,911,058	1,908,432
Series 3149, Class LF,
0.467%, 05/15/2036 (P)	1,159,871	1,160,095
Series T-63, Class 1A1,
1.342%, 02/25/2045 (P)	176,002	178,209
Series 2901, Class UB,
5.000%, 03/15/2033	117,755	118,834
Series 2906, Class GZ,
5.000%, 09/15/2034	470,054	504,658
Series 2935, Class HJ,
5.000%, 02/15/2035	400,000	429,890
Series 2941, Class WE,
5.000%, 03/15/2035	352,658	381,151
Series 2489, Class PE,
6.000%, 08/15/2032	284,933	319,262
Series 2503, Class PZ,
6.000%, 09/15/2032	1,050,021	1,156,068
Series 2362, Class ZA,
6.500%, 09/15/2031	289,174	322,546
Series 2204, Class Z,
7.500%, 12/20/2029	446,685	506,936
Series 2247, Class Z,
7.500%, 08/15/2030	208,869	242,028
Federal National Mortgage Association
Series 2007-73, Class A1,
0.225%, 07/25/2037 (P)	110,994	104,171
Series 2004-11, Class A,
0.285%, 03/25/2034 (P)	25,632	25,421
Series 2007-30, Class AF,
0.475%, 04/25/2037 (P)	1,265,628	1,264,252
Series 2004-W2, Class 1A3F,
0.515%, 02/25/2044 (P)	6,162	6,153
Series 2003-116, Class FA,
0.565%, 11/25/2033 (P)	117,123	117,206
Series 2005-75, Class FL,
0.615%, 09/25/2035 (P)	2,942,037	2,944,593
Series 2006-5, Class 3A2,
2.369%, 05/25/2035 (P)	182,234	187,713
Series 2005-9, Class ZA,
5.000%, 02/25/2035	776,935	846,602
Series 2003-W1, Class 1A1,
5.963%, 12/25/2042 (P)	301,970	337,668
Series 2002-56, Class ZQ,
6.000%, 09/25/2032	4,056,729	4,503,582
Series 2004-T1, Class 1A1,
6.000%, 01/25/2044	103,982	108,078
Government National
Mortgage Association
Series 2004-105, Class JZ,
5.000%, 12/20/2034	156,685	149,091
Series 2005-3, Class JZ,
5.000%, 01/16/2035	156,035	151,492

Total Return Trust (continued)

	Shares or Principal Amount		Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
Series 2005-3, Class KZ,
5.000%, 01/16/2035		$156,035	$151,682
Series 2005-21, Class Z,
5.000%, 03/20/2035		1,232,802	1,366,594
			20,207,152
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $146,280,075)			$152,411,207

ASSET BACKED SECURITIES - 1.7%
Bear Stearns Asset Backed
Securities Trust, Series 2007-HE5,
Class 1A1
0.255%, 06/25/2047 (P)		26,570	26,524
Countrywide Asset Backed Certificates,
Series 2005-14, Class 3A3
0.515%, 04/25/2036 (P)		2,718,270	2,562,005
Countrywide Asset-Backed Certificates
Series 2006-3, Class 2A2,
0.345%, 06/25/2036 (P)		2,838,562	2,696,061
Series 2004-10, Class MV2,
0.835%, 01/25/2035 (P)		3,975,950	3,817,656
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB6,
Class A3
0.385%, 07/25/2037 (P)(S)		7,962,866	4,988,505
EMC Mortgage Loan Trust,
Series 2001-A Class A
0.905%, 05/25/2040 (P)(S)		675,131	600,768
Hillmark Funding, Series 2006-1A,
Class A1
0.489%, 05/21/2021 (P)(S)		10,800,000	10,527,538
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.725%, 10/25/2034 (P)		86,584	82,234
Mastr Asset Backed Securities Trust
Series 2006-NC2, Class A3,
0.275%, 08/25/2036 (P)		5,652,093	2,785,922
Series 2005-WF1, Class M2,
0.595%, 06/25/2035 (P)		2,700,000	2,440,163
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-WMC1, Class A2C
0.475%, 12/25/2035 (P)		5,439,310	4,440,451
New Century Home Equity Loan Trust,
Series 2005-4, Class M2
0.675%, 09/25/2035 (P)		1,100,000	935,263
Park Place Securities, Inc.,
Series 2005-WCW3, Class M1
0.645%, 08/25/2035 (P)		1,000,000	854,008
Penta CLO SA, Series 2007-1X, Class A1
0.551%, 06/04/2024 (P)	EUR	1,065,138	1,416,644
RASC Trust, Series 2005-KS4, Class M2
0.745%, 05/25/2035 (P)		$3,404,000	3,158,051
Securitized Asset Backed
Receivables LLC Trust,
Series 2006-FR3, Class A3
0.415%, 05/25/2036 (P)		4,469,873	2,496,276
SLC Student Loan Trust, Series 2009-AA,
Class A
4.750%, 06/15/2033 (P)(S)		529,925	480,633

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount		Value

ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust
Series 2008-9, Class A,
1.738%, 04/25/2023 (P)		$9,461,151	$9,748,126
Series 2010-C, Class A2,
2.817%, 12/16/2019 (P)(S)		1,000,000	1,015,605
Soundview Home Equity Loan Trust,
Series 2007-OPT1, Class 2A1
0.245%, 06/25/2037 (P)		517,708	277,628
TOTAL ASSET BACKED SECURITIES (Cost $54,315,675)			$55,350,061

PREFERRED SECURITIES - 0.9%
Financials - 0.9%
DG Funding Trust, 2.497% (S)		$981	6,944,499
Sovereign Real Estate
Investment Trust, 12.000% (S)		5,520	6,833,098
Wells Fargo & Company,
Series L, 7.500%		14,800	16,354,000
TOTAL PREFERRED SECURITIES (Cost $37,161,821)			$30,131,597

SHORT-TERM INVESTMENTS - 7.2%
Certificate of Deposit - 0.6%
Itau Unibanco Holding SA
1.466%, 10/31/2014*		$20,000,000	$19,760,262
U.S. Government - 0.1%
U.S. Treasury Bill
0.118%, 11/13/2014 (D)*		1,322,000	1,320,843
0.127%, 12/11/2014 (D)*		3,105,000	3,101,600
			4,422,443
Foreign Government - 2.4%
Government of Mexico
3.405%, 02/06/2014 *	MXN	42,000,000	3,206,366
3.666%, 01/23/2014 *		14,000,000	1,070,108
Kingdom of Spain
0.838%, 10/17/2014 *	EUR	14,900,000	20,354,640
1.282%, 09/19/2014 *		3,100,000	4,237,076
Republic of Italy
0.833%, 10/14/2014 *		7,500,000	10,251,609
1.022%, 09/12/2014 *		23,900,000	32,691,146
1.285%, 08/14/2014 *		3,500,000	4,790,680
			76,601,625
Repurchase Agreement - 4.1%
Repurchase Agreement with Bank of
America dated 12/31/2013 at 0.010% to
be repurchased at $2,800,002 on
01/02/2014, collateralized by
$2,857,000 U.S. Treasury Notes,
0.375% due 01/15/2016 (valued at
$2,861,474, including interest)		$2,800,000	2,800,000
Repurchase Agreement with Barclays
Capital dated 12/18/2013 - 12/31/2013
at 0.010% - 0.040% to be repurchased
at $26,100,292 on 01/02/2014 -
01/10/2014, collateralized by
$10,441,767 U.S. Treasury Inflation
Indexed Notes, 1.250% due 07/15/2020
(valued at $11,258,908, including
interest) and $15,455,000 U.S. Treasury
Notes, 1.500% due 12/31/2018 (valued
at $15,306,487, including interest)		26,100,000	26,100,000

Total Return Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement (continued)
Repurchase Agreement with Royal Bank
of Canada dated 12/31/2013 at 0.005%
to be repurchased at $41,400,012 on
01/02/2014, collateralized by
$43,397,000 U.S. Treasury Notes,
0.750% due 03/31/2018 (valued at
$42,312,969, including interest)	$41,400,000	$41,400,000
Repurchase Agreement with Royal Bank
of Scotland dated 11/25/2013 -
12/20/2013 at 0.080% - 0.090% to be
repurchased at $60,106,849 on
01/23/2014 - 1/24/2014, collateralized
by $59,175,000 U.S. Treasury Notes,
1.500% - 4.250% due 11/15/2014 -
06/30/2016 (valued at $61,103,112,
including interest)	60,100,000	60,100,000
		130,400,000
TOTAL SHORT-TERM INVESTMENTS (Cost $230,504,006)		$231,184,330
Total Investments (Total Return Trust)
(Cost $3,749,801,585) - 117.4%		$3,764,311,876
Other assets and liabilities, net - (17.4%)		(556,921,063)
TOTAL NET ASSETS - 100.0%		$3,207,390,813

Ultra Short Term Bond Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 9.4%
U.S. Government Agency - 9.4%
Federal Home Loan Bank
0.500%, 01/08/2016	$2,865,000	$2,865,003
Federal Home Loan Mortgage Corp.
0.500%, 01/11/2016	850,000	850,076
1.890%, 12/01/2035 (P)	254,220	264,165
1.940%, 12/01/2036 (P)	152,447	159,196
2.197%, 06/01/2036 (P)	312,570	328,544
2.249%, 12/01/2035 (P)	624,934	657,750
2.281%, 11/01/2036 (P)	528,006	550,740
2.356%, 05/01/2034 (P)	733,045	777,171
2.387%, 05/01/2037 (P)	595,151	629,043
2.420%, 08/01/2035 (P)	610,620	648,141
2.449%, 02/01/2036 (P)	538,609	571,092
2.612%, 06/01/2035 (P)	617,319	656,094
Federal National Mortgage Association
0.500%, 01/29/2016	855,000	854,684
1.864%, 10/01/2035 (P)	929,964	967,404
1.915%, 02/01/2035 (P)	794,100	827,218
2.048%, 10/01/2038 (P)	621,469	642,788
2.306%, 01/01/2036 (P)	790,982	834,925
2.317%, 05/01/2036 (P)	1,729,334	1,814,278
2.343%, 07/01/2035 (P)	1,094,412	1,154,900
2.377%, 07/01/2035 to 01/01/2036 (P)	1,289,470	1,356,298
2.387%, 02/01/2035 (P)	1,405,640	1,485,627
2.461%, 05/01/2034 (P)	479,668	503,456

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association
1.625%, 08/20/2032 to 08/20/2035 (P)	$1,328,976	$1,374,550
		20,773,143
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $20,799,582)		$20,773,143

CORPORATE BONDS - 44.4%
Consumer Discretionary - 6.0%
American Honda Finance Corp.
0.612%, 05/26/2016 (S)	2,000,000	2,004,594
COX Communications, Inc.
5.450%, 12/15/2014	2,000,000	2,090,102
Daimler Finance North America LLC
1.250%, 01/11/2016 (S)	500,000	500,327
1.650%, 04/10/2015 (S)	1,000,000	1,007,746
Ford Motor Credit Company LLC
7.000%, 04/15/2015	1,000,000	1,076,367
Hyundai Motor Manufacturing
4.500%, 04/15/2015 (S)	1,000,000	1,041,311
TCI Communications, Inc.
8.750%, 08/01/2015	1,625,000	1,827,574
Time Warner Cable, Inc.
3.500%, 02/01/2015	1,500,000	1,541,175
7.500%, 04/01/2014	500,000	508,301
Viacom, Inc.
4.375%, 09/15/2014	1,700,000	1,744,338
		13,341,835
Energy - 1.4%
Anadarko Petroleum Corp.
5.750%, 06/15/2014	1,125,000	1,148,596
Energy Transfer Partners LP
8.500%, 04/15/2014	1,000,000	1,021,039
Enterprise Products Operating LLC
1.250%, 08/13/2015	1,000,000	1,006,644
		3,176,279
Financials - 17.0%
Abbey National Treasury Services PLC
3.875%, 11/10/2014 (S)	1,500,000	1,540,920
American Express Company
7.250%, 05/20/2014	500,000	513,147
American Express Credit Corp.
1.750%, 06/12/2015	1,500,000	1,524,206
Bank of America Corp.
3.700%, 09/01/2015	1,582,000	1,653,682
5.450%, 07/15/2014	500,000	512,980
Bank of Montreal
0.713%, 09/11/2015 (P)	1,500,000	1,506,993
BB&T Corp.
3.200%, 03/15/2016	1,500,000	1,568,474
Capital One Financial Corp.
2.125%, 07/15/2014	1,000,000	1,007,926
7.375%, 05/23/2014	1,000,000	1,025,752
Citigroup, Inc.
4.875%, 05/07/2015	1,750,000	1,835,880
5.125%, 05/05/2014	500,000	507,306
Ford Motor Credit Company LLC
5.625%, 09/15/2015	1,500,000	1,614,405
Hartford Financial Services Group, Inc.
4.000%, 03/30/2015	2,000,000	2,077,786

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Company
3.150%, 07/05/2016	$750,000	$786,236
3.400%, 06/24/2015	1,000,000	1,038,440
5.125%, 09/15/2014	1,000,000	1,030,273
Marsh & McLennan Companies, Inc.
5.375%, 07/15/2014	1,480,000	1,515,644
Morgan Stanley
0.724%, 10/15/2015 (P)	1,000,000	997,889
4.200%, 11/20/2014	750,000	773,850
National Rural Utilities Cooperative
Finance Corp.
0.537%, 11/23/2016 (P)	2,000,000	1,998,234
PNC Funding Corp.
4.250%, 09/21/2015	1,000,000	1,058,096
5.400%, 06/10/2014	400,000	408,814
Prudential Financial, Inc.
3.875%, 01/14/2015	1,000,000	1,033,765
Rabobank Nederland NV
0.723%, 03/18/2016 (P)	1,000,000	1,003,741
The Goldman Sachs Group, Inc.
0.641%, 07/22/2015 (P)	1,000,000	997,702
6.000%, 05/01/2014	1,000,000	1,017,857
The Royal Bank of Scotland PLC
4.375%, 03/16/2016	1,750,000	1,867,476
Wachovia Corp.
5.250%, 08/01/2014	1,000,000	1,027,187
WEA Finance LLC
5.750%, 09/02/2015 (S)	1,000,000	1,078,625
Wells Fargo Bank NA
4.750%, 02/09/2015	1,000,000	1,044,930
XL Capital, Ltd.
5.250%, 09/15/2014	2,000,000	2,061,404
		37,629,620
Health Care - 4.2%
AbbVie, Inc. 0.998%, 11/06/2015 (P)	2,000,000	2,020,568
Express Scripts Holding Company
2.100%, 02/12/2015	2,500,000	2,536,233
Quest Diagnostics, Inc. 5.450%, 11/01/2015	1,855,000	1,999,399
WellPoint, Inc. 5.000%, 12/15/2014	2,515,000	2,622,765
		9,178,965
Industrials - 3.4%
BAE Systems Holdings, Inc.
5.200%, 08/15/2015 (S)	1,000,000	1,061,782
Cooper US, Inc.
5.450%, 04/01/2015	1,000,000	1,057,145
Eaton Corp.
0.950%, 11/02/2015	750,000	752,805
Hutchison Whampoa International, Ltd.
4.625%, 09/11/2015 (S)	1,500,000	1,587,333
PACCAR Financial Corp.
0.509%, 02/08/2016 (P)	1,500,000	1,499,751
Penske Truck Leasing Company LP
2.500%, 03/15/2016 (S)	1,500,000	1,536,687
		7,495,503
Information Technology - 2.3%
Hewlett-Packard Company
1.550%, 05/30/2014	1,500,000	1,505,469
1.794%, 09/19/2014 (P)	1,000,000	1,008,494
Xerox Corp.
4.250%, 02/15/2015	1,000,000	1,037,428

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Information Technology (continued)
Xerox Corp. (continued)
8.250%, 05/15/2014	$1,500,000	$1,540,202
		5,091,593
Materials - 1.9%
International Paper Company
5.300%, 04/01/2015	1,000,000	1,053,239
Rio Tinto Finance USA, Ltd.
8.950%, 05/01/2014	2,000,000	2,054,318
Xstrata Finance Canada, Ltd.
2.050%, 10/23/2015 (S)	1,000,000	1,012,727
		4,120,284
Telecommunication Services - 3.3%
Alltel Corp. 7.000%, 03/15/2016	1,000,000	1,121,872
AT&T, Inc. 2.400%, 08/15/2016	1,500,000	1,542,414
Telefonica Emisiones SAU
6.421%, 06/20/2016	1,315,000	1,465,280
Verizon Communications, Inc.
0.442%, 03/06/2015 (P)(S)	1,500,000	1,497,458
Vodafone Group PLC 5.000%, 09/15/2015	1,500,000	1,603,931
		7,230,955
Utilities - 4.9%
CenterPoint Energy Resources Corp.
6.150%, 05/01/2016	1,000,000	1,104,327
Constellation Energy Group, Inc.
4.550%, 06/15/2015	1,000,000	1,049,728
DTE Energy Company 7.625%, 05/15/2014	1,500,000	1,538,042
Duke Energy Corp. 3.950%, 09/15/2014	1,000,000	1,023,730
Entergy Texas, Inc. 3.600%, 06/01/2015	1,000,000	1,032,992
Exelon Generation Company LLC
5.350%, 01/15/2014	1,000,000	1,001,581
Georgia Power Company
0.563%, 03/15/2016 (P)	2,000,000	2,000,136
NiSource Finance Corp. 5.400%, 07/15/2014	2,000,000	2,049,176
		10,799,712
TOTAL CORPORATE BONDS (Cost $97,826,258)		$98,064,746

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.8%
U.S. Government Agency - 3.8%
Federal National Mortgage Association
Series 2013-26, Class JF,
0.465%, 10/25/2032 (P)	4,291,573	4,274,368
Series 2013-10, Class FT,
0.515%, 04/25/2042 (P)	2,069,975	2,056,212
Series 4106, Class DF,
0.567%, 09/15/2042 (P)	2,040,386	2,010,025
		8,340,605
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $8,429,200)		$8,340,605

ASSET BACKED SECURITIES - 16.9%
Ally Auto Receivables Trust, Series 2011-5,
Class A3 0.990%, 11/16/2015	1,330,093	1,332,725
American Express Credit Account
Master Trust, Series 2007-2, Class A
0.217%, 09/15/2016 (P)	2,935,000	2,934,401
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class A3,
1.170%, 01/08/2016	263,903	264,072

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
AmeriCredit Automobile
Receivables Trust (continued)
Series 2011-4, Class A3,
1.170%, 05/09/2016	$1,179,831	$1,181,458
BA Credit Card Trust
Series 2006-A7, Class A7,
0.207%, 12/15/2016 (P)	218,000	217,343
Series 2007-A6, Class A6,
0.227%, 09/15/2016 (P)	1,000,000	999,913
BMW Vehicle Owner Trust, Series 2011-A,
Class A3 0.760%, 08/25/2015	671,312	671,997
Cabela’s Master Credit Card Trust,
Series 2010-1A, Class A2
1.617%, 01/16/2018 (P)(S)	4,500,000	4,554,482
CarMax Auto Owner Trust
Series 2013-1, Class A2,
0.420%, 03/15/2016	972,616	972,871
Series 2012-1, Class A3,
0.890%, 09/15/2016	1,961,487	1,966,724
Chase Issuance Trust
Series 2007-A7, Class A,
0.187%, 06/15/2016 (P)	625,000	624,214
Series 2012-A1, Class A1,
0.267%, 05/16/2016 (P)	1,170,000	1,169,957
Series 2013-A4, Class A4,
0.267%, 05/15/2017 (P)	1,000,000	999,030
Citibank Credit Card Issuance Trust,
Series 2002-A4, Class A4
0.418%, 06/07/2016 (P)	2,000,000	2,000,674
Citibank Omni Master Trust, Series 2009-A17,
Class A17 4.900%, 11/15/2018 (S)	2,000,000	2,073,246
CNH Equipment Trust, Series 2011-B,
Class A3 0.910%, 08/15/2016	382,751	383,500
Discover Card Execution Note Trust
Series 2011-A1, Class A1,
0.517%, 08/15/2016 (P)	325,000	325,119
Series 2012-A3, Class A3,
0.860%, 11/15/2017	2,000,000	2,007,968
Ford Credit Auto Owner Trust
Series 2012-A, Class A3,
0.840%, 08/15/2016	1,613,149	1,616,448
Series 2010-A, Class A4,
2.150%, 06/15/2015	392,726	394,048
GE Capital Credit Card Master Note Trust
Series 2011-1, Class A,
0.717%, 01/15/2017 (P)	619,000	619,108
Series 2009-4, Class A,
3.800%, 11/15/2017	2,000,000	2,054,122
Honda Auto Receivables Owner Trust,
Series 2011-3, Class A3
0.880%, 09/21/2015	925,286	927,311
Huntington Auto Trust
Series 2012-1, Class A3,
0.810%, 09/15/2016	163,368	163,769
Series 2011-1A, Class A3,
1.010%, 01/15/2016 (S)	531,293	532,571
Hyundai Auto Receivables Trust
Series 2012-A, Class A3,
0.720%, 03/15/2016	276,955	277,389
Series 2010-B, Class A4,
1.630%, 03/15/2017	1,781,542	1,797,622
Nissan Auto Lease, Series 2013-A, Class A2A
0.450%, 09/15/2015	1,000,000	999,963

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
PORTFOLIO OF INVESTMENTS — December 31, 2013 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust
Series 2011-A, Class A3,
1.180%, 02/16/2015	$76,939	$76,964
Series 2010-A, Class A4,
1.310%, 09/15/2016	821,831	823,306
Toyota Auto Receivables, Series 2012-B,
Class A2 0.360%, 02/17/2015	287,896	287,908
Volkswagen Auto Loan Enhanced Trust,
Series 2012-1, Class A3
0.850%, 08/22/2016	2,011,077	2,016,688
Wheels SPV LLC, Series 2012-1, Class A2
1.190%, 03/20/2021 (S)	96,464	96,670
TOTAL ASSET BACKED SECURITIES (Cost $37,512,904)		$37,363,581

SHORT-TERM INVESTMENTS - 23.7%
U.S. Government - 23.7%
U.S. Treasury Bill
0.016%, 03/27/2014 *	7,000,000	6,998,978
0.045%, 01/23/2014 *	10,000,000	9,999,900
0.058%, 02/27/2014 *	6,000,000	5,999,766
0.066%, 02/06/2014 *	7,000,000	6,999,895
0.076%, 01/09/2014 *	1,900,000	1,899,996
0.081%, 05/15/2014 *	3,500,000	3,499,321
0.081%, 03/06/2014 *	5,000,000	4,999,495
0.092%, 04/24/2014 *	7,000,000	6,998,691
0.096%, 04/10/2014 *	5,000,000	4,999,355
		52,395,397
TOTAL SHORT-TERM INVESTMENTS (Cost $52,393,364)		$52,395,397
Total Investments (Ultra Short Term Bond Trust)
(Cost $216,961,308) - 98.2%		$216,937,472
Other assets and liabilities, net - 1.8%		3,921,964
TOTAL NET ASSETS - 100.0%		$220,859,436

Footnotes

Percentages are based upon net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
DKK	- Danish Krone
EUR	- Euro
GBP	- British Pound
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippine Peso
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
USD	- United States Dollar
ZAR	- South African Rand

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
CMT	- Constant Maturity Treasury
GBPLIBOR	- Pound Sterling LIBOR
GDR	- Global Depositary Receipts
GO	- General Obligation
IO	- Interest-Only Security (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	- London Interbank Offered Rate
PIK	- Paid-in-kind
PO	- Principal-Only Security (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
TBA	- To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
TBD	- To Be Determined
USGG	- U.S. Generic Government Yield Index
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(H)	Non-income producing — Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2013.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)
Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.

(S)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral recieved for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2013.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	105

John Hancock
601 Congress Street
Boston MA 02210-2805

JHTBA-FP0I 12/13

(b)

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.  Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.  Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b)

CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

(c)

CONTACT PERSON AT THE REGISTRANT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Hugh McHaffie

_____________________________

Hugh McHaffie

President

Date: February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie

_____________________________

Hugh McHaffie

President

Date: February 19, 2014

/s/ Charles A. Rizzo

_____________________________

Charles A. Rizzo

Chief Financial Officer

Date: February 19, 2014